UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2015

Date of reporting period:	12/31/2015

Item 1 – Reports to Stockholders

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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AST AQR Emerging Markets Equity Portfolio

AST BlackRock iShares ETF Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Herndon Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Large-Cap Value Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Value Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST QMA Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST Wellington Management Hedged Equity Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AQR Emerging Markets Equity Portfolio	A1
	AST BlackRock iShares ETF Portfolio	A16
	AST Boston Partners Large-Cap Value Portfolio	A20
	AST Cohen & Steers Realty Portfolio	A25
	AST Goldman Sachs Large-Cap Value Portfolio	A28
	AST Goldman Sachs Mid-Cap Growth Portfolio	A33
	AST Goldman Sachs Small-Cap Value Portfolio	A38
	AST Herndon Large-Cap Value Portfolio	A44
	AST International Growth Portfolio	A48
	AST International Value Portfolio	A54
	AST J.P. Morgan International Equity Portfolio	A61
	AST Jennison Large-Cap Growth Portfolio	A66
	AST Large-Cap Value Portfolio	A70
	AST Loomis Sayles Large-Cap Growth Portfolio	A75
	AST MFS Global Equity Portfolio	A78
	AST MFS Growth Portfolio	A82
	AST MFS Large-Cap Value Portfolio	A87
	AST Mid-Cap Value Portfolio	A92
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A95
	AST Parametric Emerging Markets Equity Portfolio	A101
	AST QMA Emerging Markets Equity Portfolio	A119
	AST QMA Large-Cap Portfolio	A127
	AST Small-Cap Growth Portfolio	A134
	AST Small-Cap Growth Opportunities Portfolio	A141
	AST Small-Cap Value Portfolio	A147
	AST T. Rowe Price Large-Cap Growth Portfolio	A157
	AST T. Rowe Price Natural Resources Portfolio	A161
	AST Templeton Global Bond Portfolio	A166
	AST Wellington Management Hedged Equity Portfolio	A175
	Glossary	A186

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

AST AQR Emerging Markets Equity Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-15.52%	-6.02%
MSCI Emerging Markets Index (GD)	-14.60	-6.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST AQR Emerging Markets Equity Portfolio returned -15.52%.

The net assets of the Portfolio at December 31, 2015 were $158.9 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management LLC.

What were market conditions during the reporting period?

Emerging equity markets suffered losses for the second year in a row in 2015, with the MSCI Emerging Markets Index (GD) Index finishing the year down -14.60%. Emerging markets started the year with gains fueled by easier monetary policy out of China, but these sharply reversed in the middle of the year. Key contributors to the selloff included concerns over slowing economic growth in China and a continued decline in commodity prices. Expectations of tighter monetary policy from the Federal Reserve also weighed on emerging equity markets, and contributed to US dollar strength relative to emerging market currencies.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio adds value by employing a disciplined approach emphasizing both top-down country and currency selection and bottom-up stock and industry selection. Investment views are generated using a multi-factor approach based on the combination of valuation, fundamental and price momentum, earnings quality, investor sentiment, stability, and management signaling measures. The overall strategy’s active risk position is allocated 50% to stock and industry selection (the majority of this component is allocated to stock selection within industry), 25% to country selection, and 25% to currency selection.

The Portfolio was down versus the benchmark during the year, underperforming the MSCI Emerging Markets GD Index by -0.92%. All three investment strategies detracted from performance. With regard to excess returns, the stock selection model detracted -0.30%, country selection detracted -0.21%, and currency selection detracted -0.16%. The stock selection model was the largest detractor from performance. Positive performance from the indirect momentum, momentum within industries, and investor sentiment themes was not enough to offset negative performance from themes such as management signaling and valuation within and across industries. Within the stock selection model, materials and telecommunications were the best performing sectors while consumer discretionary and utilities detracted from performance. Country selection also detracted from performance with South Africa and the Philippines being the main drivers of underperformance. Currency selection detracted over the period, largely due to losses from the Turkish lira, Malaysian ringgit and Hungarian forint.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST BlackRock iShares ETF Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	0.27%	3.73%
Blended Index	0.46	4.51
S&P 500 Index	1.39	12.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST BlackRock iShares ETF Portfolio returned 0.27%.

The net assets of the Portfolio at December 31, 2015 were $304.3 million.

The investment objective of the Portfolio is to seek to maximize total return with a moderate level of risk. The Portfolio is subadvised by BlackRock Financial Management, Inc.

What were market conditions during the reporting period?

Trends in monetary policy and economic growth at both the global and local levels were the key drivers of asset prices in 2015. Growth trends were mixed, with United States and European economic recoveries persisting, while emerging economies like China continued to battle structural headwinds. European stocks were among the best in developed markets into mid-year as the European Central Bank over-delivered with its quantitative easing announcement in January, but expectations for additional easing the second half of the year were not realized. In the United States, the prospect of monetary tightening cast a long shadow over stock markets, which generally struggled.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s custom benchmark (the Blended Index, defined below) returned 0.46%. Throughout the year, the Portfolio remained overweight in stocks relative to bonds compared with the Blended Index composition. This was consistent with BlackRock’s view that improving economic growth and easy monetary policy would support share prices. A long-held overweight in European stocks contributed positively, especially into mid-year as quantitative easing from the European Central Bank propelled share prices higher. Further, currency hedges on the euro protected the Portfolio’s returns during much of the period as the currency declined relative to the US dollar. Concurrently, the Portfolio’s US duration underweight (lower exposure to changes in interest rates compared with the Index’s bonds) boosted returns as yields rose in anticipation of policy normalization by the Federal Reserve and bond prices fell correspondingly. The Portfolio benefited from overweights in the technology and health care stock sectors, which were established because of improving consumer strength and first-quarter momentum for health care shares. However, the Portfolio was underweight in the consumer staples and consumer discretionary sectors, which showed similar strength; these underweights detracted. An overweight in the financials sector, which struggled in the ultra-low interest rate environment, also hurt.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used derivatives throughout the period to augment or reduce strategic allocations and to implement short-term views, as well as for risk management throughout the period. Derivatives in the form of currency hedges, U.S. rates futures, and equity futures predominantly contributed positively to performance.

Blended Index consists of S&P 500 (25%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Russell 2000 Index (5%), an unmanaged capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market, Barclays U.S. Aggregate Bond Index (52%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Markit iBoxx U.S. Dollar Liquid High Yield Total Return Index (3%), is an index designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Boston Partners Large-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-4.76%	8.03%	9.49%
Russell 1000® Value Index	-3.83	11.27	12.20
Russell 1000® Index	0.92	12.44	13.56

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Boston Partners Large-Cap Value Portfolio returned -4.76%.

The net assets of the Portfolio at December 31, 2015 were $754.3 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Boston Partners.

What were market conditions during the reporting period?

US growth-oriented portfolios have generally outperformed value-oriented portfolios since shortly before the financial crisis began in 2008. In the modest growth environment that has characterized the US economy since the recovery, investors have been willing to pay a premium for companies that are able to grow earnings in a low-growth environment, and have rewarded these companies at a much higher ratio.

In comparison, value stocks are more sensitive to the overall lower levels of economic growth. The energy sector, which was down for the second year in a row and was this year’s worst-performing sector, is more heavily represented in value relative to growth indexes. But as short-term rates increase, the price an investor pays for growth becomes much more important, making the currently low valuations on financial and energy stocks, which make up a significant portion of the value index, even more attractive. As such, the rising rate environment that the US appears to be entering could lead the pendulum to swing more in favor of the value-oriented segments of the market.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio modestly underperformed the Russell 1000 Value Index (the Index), primarily due to stock selection. Sector allocation was a slight positive, especially an overweight position in health care and an underweight in energy.

Within health care, having a small exposure to biotech benefited, but not having exposure to some of the Index’s better-performing biotech companies detracted from relative results. Additionally, select positions within the financials (mostly insurance) and consumer discretionary (media and consumer services) sectors were headwinds for the Portfolio, and the two sectors were the Portfolio’s overall weakest.

Sector allocation and stock selection within the energy sector made the largest positive contribution to relative results. As energy was by far the worst-performing sector in the Index after oil and natural gas prices fell approximately 50%, the Portfolio’s underweight position was a positive. Not owning most of the sector’s weakest performers also benefited performance.

Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

3

AST Cohen & Steers Realty Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.84%	11.72%	7.71%
Wilshire US REIT Total Return Index	4.23	12.44	7.31
FTSE NAREIT Equity REIT Index	2.83	11.91	7.38

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Cohen & Steers Realty Portfolio returned 4.84%.

The net assets of the Portfolio at December 31, 2015 were $759.1 million.

The investment objective of the Portfolio is to seek to maximize total return through investment in real estate securities. The Portfolio is subadvised by Cohen & Steers Capital Management, Inc.

What were market conditions during the reporting period?

The Wilshire REIT Index (the Index) had a total return of 4.23%. Real estate investment trusts (REITs), along with the broader stock market, encountered turmoil in the middle of the year as investors reacted to signs of slowing growth in China and falling commodity prices. However, they recovered due to continued strength in real estate fundamentals. Throughout the year, REITs generally exceeded or met the market’s high earnings expectations, and many raised their earnings guidance, while acquisition activity continued to confirm high property valuations.

Returns varied widely by property type. Self-storage REITs, which have a strong domestic focus, stood out as demand continued to outstrip very limited new supply, driving strong same-store sales growth. Apartment owners also fared well, overcoming concerns about rising supply as household formation continued to support demand. Hotels were the poorest-performing sector, with a sizable decline due to moderating economic growth and a strong dollar dampening demand by slowing tourism. Office landlords had only small gains; some investors were concerned that property values in cities such as New York could be adversely affected by reduced foreign investment demand. Health care property REITs also underperformed. As health care companies moved toward more economically sensitive business models over the past few years and away from pure net-lease arrangements, their growth prospects have faced increased scrutiny.

What strategies or holdings affected the Portfolios performance?

The Portfolio’s overweight in the apartment sector compared with the Index and its favorable stock selection in the sector helped its relative performance. The Portfolio’s managers maintained an overweight in apartments based on their view that an only modest recovery in for-sale housing, along with ongoing employment growth, will keep demand ahead of supply. The Portfolio’s large overweight in apartment landlord UDR Inc., which had a sizable gain in the year, was especially beneficial.

Stock selection in the regional mall sector also aided performance. The Portfolio’s focus in the sector was on owners of high-quality malls in desirable locations. In an uncertain retail spending environment, these companies outperformed REITs that own mostly lower-quality malls. The Portfolio’s underweight in health care REITs and overweight in self storage companies also aided its performance.

The primary detractor to the Portfolio’s performance was stock selection in the shopping center sector, in particular the Portfolio’s overweight in DDR Corp., which declined. Stock selection in the manufactured home sector also hindered the Portfolio’s relative performance.

The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REIT Index is an unmanaged index which measures the performance of all real estate investment trusts listed on the New York Stock Exchange, the NASDAQ National Market, and the American Stock Exchange. Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Large-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-4.62%	10.25%	4.83%
Russell 1000® Value Index	-3.83	11.27	6.16
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Goldman Sachs Large-Cap Value Portfolio returned -4.62%.

The net assets of the Portfolio at December 31, 2015 were $2,124.9 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

Health care and industrials were the top-performing sectors within the Russell 1000® Value Index, while energy and financials underperformed. Central bank policy, a commodity selloff, and global growth concerns were the key themes for US equities. As evidence of a US economic recovery mounted, the expectations of a US Federal Reserve (Fed) rate hike increased. The resulting US dollar strength paradoxically hurt domestic equity performance, despite healthy economic fundamentals. After holding the Fed funds rate flat in September and October, the Federal Open Market Committee (FOMC) voted unanimously for a 0.25% hike in December, a move that was largely expected by markets. The fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped assuage market concerns.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, primarily due to stock selection in the health care sector. Conversely, investments in the energy sector detracted from relative returns.

Alphabet Inc. (Google), a US-based technology company that specializes in Internet-related services and products, was a top contributor to performance. Google’s strong performance was driven by better-than-expected earnings results in the second and third quarters, led by strong revenue growth in its core search business, accelerating contribution from newer businesses, and better cost discipline. Additionally, investors responded positively to the company’s announcement of the creation of Alphabet Inc., its new holding company, and a new operating structure to increase management scale and focus on its consolidated business. Goldman Sachs maintains its conviction in Google and believes its core Google business is very healthy, with its owned search engine results growing in the high teens and YouTube gaining share of the video advertising market.

Southwestern Energy, a natural gas and oil exploration and production company, was a top detractor in the Portfolio. The combination of concerns of an oversupplied natural gas market and warm weather were the key drivers behind the stock’s underperformance. Goldman Sachs continues to believe that Southwestern has an underappreciated resource base, specifically in the Marcellus and Fayetteville Shales, and its newly acquired assets from Chesapeake Energy Corp. further strengthen the company’s position and growth opportunities. Additionally, Goldman Sachs is positive on the company’s operational leverage to higher natural gas prices and encouraged by the management team’s commitment to capital efficiency amid challenging economic fundamentals.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-5.68%	10.04%	8.60%
Russell Midcap® Growth Index	-0.20	11.54	8.16
S&P MidCap 400 Index	-2.18	10.68	8.18

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Goldman Sachs Mid-Cap Growth Portfolio returned -5.68%.

The net assets of the Portfolio at December 31, 2015 were $1,330.1 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

Central bank policy, a commodity selloff, and global growth concerns were the key themes for U.S. equities. As evidence of a U.S. economic recovery mounted, the expectations of a Fed rate hike increased. The resulting U.S. dollar strength paradoxically hurt U.S. equity performance, despite economic fundamentals. U.S. equities further fell victim to the sharp global correction in August, due to concerns over China’s economic weakness, and was exacerbated by a surprise currency devaluation. After holding the Fed funds rate in September and October, the Federal Open Market Committee (FOMC) voted unanimously for a 25 basis point hike in December, a move that was largely expected by markets. The fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped assuage market concerns.

Consumer sectors, such as consumer discretionary, health care, and consumer staples, were the best-performing sectors, in part benefitting from further oil price declines. In contrast, declining oil prices hurt the energy sector, which was down -21.8%, and by far the worst performing sector.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, primarily due to weak stock selection in the consumer staples and health care sectors. Conversely, positioning in the financials and information technology sectors contributed positively to returns.

At the individual stock level, the two largest detractors from relative performance were Kate Spade & Co. and PVH Corp. Kate Spade is a company that Goldman Sachs believes has a substantial growth runway, high quality management team, and compelling upside. The stock was volatile due to market concerns regarding competition and promotional pricing. The Portfolio took advantage of the weakness and increased its position multiple times during the year. PVH has been a long-time holding in the Portfolio and Goldman Sachs continues to believe the company is a leading franchise with dominant market share and strong fundamentals. Market concerns over weakness in the U.S. retail environment and currency headwinds have pressured the stock. However, Goldman Sachs views the concerns as transitory and continues to be positive on the long-term growth profile of the company.

On the positive side, Equinix Inc. and Netflix, Inc. were top contributors to relative performance. Equinix, another long standing position in the Portfolio, continued to benefit from its strong market position and management execution. The company had strong results and raised guidance across key metrics throughout the year. Netflix capitalized on its secular growth advantages during the year as the company continued to see new-user additions thrive due to improving content availability and increasing success of its Netflix Original series offerings. Given the exceptional move in the stock through the year, the Portfolio took profits and exited its position as it grew beyond the market cap threshold for mid cap companies. The Portfolio no longer holds a position in Netflix, Inc.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-5.49%	10.51%	8.02%
Russell 2000® Value Index	-7.47	7.67	5.57
Russell 2000® Index	-4.41	9.19	6.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Goldman Sachs Small-Cap Value Portfolio returned -5.49%.

The net assets of the Portfolio at December 31, 2015 were $800.7 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

Health care and financials were the top performing sectors within the Russell 2000 Value Index, while energy and materials underperformed. Central bank policy, a commodity selloff, and global growth concerns were the key themes for US equities. As evidence of an economic recovery mounted, the expectations of a Federal Reserve (Fed) rate hike increased. The resulting US dollar strength paradoxically hurt US equity performance, despite healthy economic fundamentals. After holding the Fed funds rate in September and October, the Federal Open Market Committee (FOMC) voted unanimously for a 25 basis point (0.25%) hike in December, a move that was largely expected by markets. The fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped assuage market concerns.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Russell 2000 Value Index, primarily due to stock selection in the financials sector. Conversely, investments in the information technology sector detracted from relative returns.

CubeSmart, a self-storage REIT, was a top contributor to performance. Shares rose throughout the year as the company consistently beat earnings expectations helped by high occupancies and rents in the self-storage sector. Goldman Sachs is positive on management and their ability to make accretive (value adding) acquisitions supported by a healthy balance sheet. Furthermore, Goldman Sachs believes the company is well positioned for a rising rate environment given the pricing and leasing flexibility of self-storage facilities.

Rice Energy Inc., an exploration and production company based in Pennsylvania, was a top detractor from Portfolio returns. While the company generally reported better-than-expected earnings, this was overshadowed by challenging natural gas liquids and natural gas pricing. Despite these headwinds, Goldman Sachs continues to be constructive on Rice Energy’s prominent acreage in the Marcellus and Utica Shales, which has the potential to drive continued strong results for the company. Additionally, Rice Energy is supported by a management team which is committed to high returns, and Goldman Sachs believes that the company’s growth opportunities are not fully reflected in the stock’s current valuation.

Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Herndon Large-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-6.06%	7.70%	4.06%
Russell 1000® Value Index	-3.83	11.27	6.16
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Herndon Large-Cap Value Portfolio returned -6.06%.

The net assets of the Portfolio at December 31, 2015 were $708.5 million.

The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio is subadvised by Herndon Capital Management, LLC.

What were market conditions like during the reporting period?

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s most pronounced relative overweight sectors during the year were in energy, technology, and materials. The Portfolio’s largest relative underweights continued to be in the financials, health care, and utilities sectors.

The three sectors with the highest relative contribution for the year were consumer staples, consumer discretionary, and energy. In consumer staples, the hunt for yield and stability of fundamentals resulted in three of the subadvisor’s four holdings having a positive return for the year. The Portfolio’s tobacco holdings, Altria and Philip Morris International, coupled with Campbell Soup, all had positive returns. In consumer discretionary, persistence in the off-price, branded retail model helped Ross Stores and TJX Companies deliver positive results. Three Portfolio holdings—Valero, Marathon Petroleum, and Tesoro also contributed positively.

The sectors with the lowest level of relative contribution were financials, technology, and health care. The underperformance in financials was due to the lack of bank exposure. Herndon has not materially owned banks since 2008 given its feeling that bank fundamentals have improved but valuations make it difficult to make a case for ownership according to the Portfolio’s selection process. In technology, Western Digital cost the Portfolio significantly. The stock declined over the course of the year, although sentiment, not fundamentals, was the driver. In health care, the challenge was not finding enough value-creating opportunities to have a market weight/overweight. Stock selection within health care outperformed the sector; however, the Portfolio’s sector allocation, with nearly a 50% underweight, hurt the level of contribution.

The two top positive individual stock contributors were Mylan and Valero. Mylan benefited from being the target of a rebuffed takeover offer from Teva Pharmaceuticals. It was sold because of concern that if the offer were rejected, the stock would decline. The Portfolio bought Mylan after the decline. Valero generated positive returns as earnings and cash flows have been positive in spite of the challenges besetting most of the energy complex.

The stocks with the greatest negative contribution were Western Digital and SM Energy. Western Digital has continued to develop products that are cloud-related, which should bolster the core business and make the company a compelling investment opportunity. SM Energy has been victimized by the decline in oil and natural gas prices. The company has had some of the best energy price hedging in the industry, which has allowed it to weather the storm of commodity price declines better than most. At some point, a reversal may be in order.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST International Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.15%	3.99%	3.05%
MSCI EAFE Index® (GD)	-0.39	4.07	3.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST International Growth Portfolio returned 3.15%.

The net assets of the Portfolio at December 31, 2015 were $2,223.8 million.

The investment objective of the Portfolio is long-term growth of capital. The Portfolio’s assets are independently subadvised by William Blair & Company, Jennison Associates, LLC, and Neuberger Berman Management LLC.

What were market conditions during the reporting period?

The MSCI EAFE Index (the Index) declined 0.39% for the year. Losses were common among developed market countries due to the decline in foreign currencies against the US dollar. The dollar continued to advance due to a stronger US economy and the Federal Reserve’s tightening of interest rates. Investors expect domestic interest rates to continue to rise in 2016, while weaker areas of the world have more expansionary monetary policies. Defensive sectors such as health care and consumer staples advanced, while materials and energy trailed as the price of oil continued its precipitous drop.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from its risk exposures compared with the Index. Exposures greater than the Index to price momentum, earnings growth, and a smaller market capitalization, as well as underexposures to value and leverage (companies with higher debt/equity ratios) had large positive impacts. These characteristics are consistent with what the subadvisers (especially William Blair and Jennison) commonly look for in companies.

In addition, allocations to various industries contributed to relative performance. For example, the subadvisers’ overweights compared with the Index in internet and pharmaceutical stocks, and their underweights in metals and mining stocks, benefited the Portfolio. All three subadvisers are looking for companies with higher growth rates and strong balance sheets, so they were overweight compared with the Index in internet companies and underweight in metals and mining companies, which tend to have lower growth rates and more leveraged balance sheets.

In addition, both William Blair and Jennison allocated significantly to China. Despite China’s volatile performance during the year, on balance the subadvisers’ investments in China added to returns. Likewise, an underexposure to Australia enhanced results. These exposures are not surprising given that China has higher growth rates than the developed world and that Australia’s economy is heavily weighted in commodities.

Overall, selection of individual issues was slightly positive for the Portfolio.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

9

AST International Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.82%	2.77%	3.40%
MSCI EAFE Index® (GD)	-0.39	4.07	3.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST International Value Portfolio returned 0.82%.

The net assets of the Portfolio at December 31, 2015 were $2,029.2 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio’s assets are subadvised by LSV Asset Management and Lazard Asset Management LLC.

What were market conditions during the reporting period?

Global investors had a rollercoaster ride in 2015, markets started the year strong with news of quantitative easing, then ended the year relatively flat due to China worries. Similar to the domestic space, international investors in the value style had a more difficult time outperforming the Index than did international growth subadvisers. The Index’s slide was dominated by commodity related sectors; strength in the health care and consumer groups was not enough to offset setbacks seen in the energy (down 18%), and materials sectors (down 17%). Most value subadvisers were overweight in these areas of the market.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its benchmark, the MSCI EAFE Index (GD) (the “Index”), which returned -0.4% and landed at the top of the Lipper VP International Large Cap Value peer group. The Portfolio’s outperformance of the Index was largely due to strong stock selection. Primary contributors were in financials, consumer discretionary and industrials. Conversely, relative performance was hindered by stock selection in the health care and utilities sectors. From a regional perspective, holdings in Western Europe, notably the United Kingdom, France and Spain were the most accretive to relative performance. A small, yet consistent, allocation to cash, held to assist with day-to-day cash flow management, had a slight negative impact on performance during the period.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST J.P. Morgan International Equity Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-2.79%	3.07%	2.92%
MSCI EAFE Index® (GD)	-0.39	4.07	3.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST J.P. Morgan International Equity Portfolio returned -2.79%.

The net assets of the Portfolio at December 31, 2015 were $389.2 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

What were market conditions during the reporting period?

The MSCI EAFE Index (GD) (the Index) returned -0.39%. Equities started the year on a positive note, underpinned by optimism that accommodative monetary policies, lower energy prices, and ongoing merger-and-acquisition activity would continue to fuel global economic growth and drive stock prices. As the year progressed, sentiment deteriorated. In the third quarter, a sharp sell-off in Chinese equities triggered a global correction. Coming into the quarter, the prospect of higher US interest rates and slowing growth in China were already weighing on investors. Faced with the possibility that the world’s two largest economies might falter markets elsewhere on the globe sold off. However, in the last three months of the year, global equity markets recovered some of the ground they lost in the third quarter. The euro zone appeared to have built some economic momentum. Activity in Japan remained sluggish, prompting the Bank of Japan to modify its asset-buying program to include riskier assets and the Abe administration to consider additional fiscal measures.

Energy and materials (which includes mining companies) continued to be the worst performing sectors, weighed down by supply issues and slower demand from China. Other cyclical sectors like information technology and consumer discretionary outperformed the broader market.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the consumer discretionary and materials sectors detracted from performance relative to the Index, while selection in the energy and consumer staples sectors added value. Regionally, stock selection in Europe (including the United Kingdom) hurt relative performance, while selection in Japan and exposure to emerging markets augmented returns.

One of the largest detractors was Rio Tinto, the Australian/United Kingdom mining group, hurt by slower demand from China and by global overcapacity. In response, management has slashed capital expenditure plans and moved to reduce costs. As one of the lowest-cost producers in the industry, Rio Tinto is better able to weather adverse market conditions than many of the industry’s smaller, higher-cost producers.

On the upside, SAP, the German business software provider, was a strong performer, beating analysts’ earnings estimates with double-digit gains. SAP’s cloud subscriptions continued to exhibit robust growth, but that growth was offset in prior quarters by weak sales of new software licenses (a figure that tends to be closely watched by Wall Street). SAP may have finally hit an inflection point, as sales of new software licenses rose in constant currency terms in the third quarter, in contrast to rival Oracle. At the same time, SAP has been rolling out major updates to its enterprise software.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Jennison Large-Cap Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	10.63%	13.90%	14.37%
Russell 1000® Growth Index	5.67	13.53	14.86
Russell 1000® Index	0.92	12.44	13.56

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Jennison Large-Cap Growth Portfolio returned 10.63%.

The net assets of the Portfolio at December 31, 2015 were $1,097.4 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. In an environment of volatility in global financial markets, sluggish economic expansion, and below-average market earnings growth, companies with above-average profit growth excelled.

What strategies or holdings affected the Portfolio’s performance?

Consumer discretionary stocks across a diverse range of industries contributed significantly to Portfolio performance. In Internet retail, Amazon and Netflix were noteworthy performers. Amazon benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. The company has been increasing its business investment to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. On-demand streaming media network Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. Jennison believes a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

In restaurants, Starbucks’ strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. In apparel, Nike generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories.

In information technology, Google (now Alphabet) and Facebook made strong gains. Internet-based social platform Facebook has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. Jennison believes that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped growth drivers include Instagram, WhatsApp, Messenger, and Oculus. Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. Jennison likes its solid competitive position, strong advertising revenue, and YouTube income-generating opportunities.

Another technology stock, Alibaba, detracted from Portfolio performance. One of the world’s largest e-commerce companies with dominant positions in several Chinese markets, it was hurt by transitional challenges posed by changes in keyword search and the migration to mobile-device-based transactions. Jennison believes that the company’s initiatives related to these issues will be beneficial and that Alibaba offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

Health care companies have been strong positive contributors to return for several years, and select positions were trimmed or eliminated as the investment team’s goals were realized. The Portfolio continues to own a number of companies that are developing novel therapies for cancer and other serious conditions. Holdings with promising development programs that performed well include Regeneron, Celgene, and Bristol-Myers Squibb.

Slowing global growth affected the industrials and commodities sectors broadly. In industrials, Canadian Pacific Railway was hurt by lower volumes of a variety of commodities, including oil, grain, and coal, being shipped on its rail line. The Portfolio eliminated the position. Oil equipment and services provider Schlumberger was pressured as falling energy prices caused its customers to curtail future spending.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

12

AST Large-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-7.84%	10.43%	4.08%
Russell 1000® Value Index	-3.83	11.27	6.16
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Large Cap Value Portfolio returned -7.84%.

The net assets of the Portfolio at December 31, 2015 were $1,489.4 million.

The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio is subadvised by Hotchkis & Wiley Capital Management, LLC.

What were market conditions during the reporting period?

The Russell 1000 Value Index (the Index) returned -3.83%, a poor year for value investing. Investors were cautious about stocks in general. Chief among their concerns was anemic economic growth outside the US. The Chinese economy slowed more than expected and Europe remained weak. Within the US, investors were concerned about the effects of rising interest rates and sluggish earnings growth. As a result, they have largely avoided risk, leading to small cap stocks underperforming large caps and growth style outperforming value. The only significantly positive Index sector was health care. Both the energy and materials sectors had double digit declines, the former dropping more than 20%. The financials sector, which comprises almost 30% of the Index, was slightly negative.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s 2015 underperformance of the Index was due to its stock selection, especially within the energy, industrials, and utilities sectors. Having a sizable underweight position to the energy and materials sectors, however, helped relative results, but not enough to offset the manager’s stock selection weakness. Since the energy and materials sectors were the weakest performing areas within the Index, having an underweight position was a plus for the Portfolio.

Within energy, the subadviser’s oil and gas positions experienced extreme weakness as the price of both commodities dropped throughout much of the year. Among its industrials names, holdings in the machinery industry dropped more than expected as the demand for industrial equipment fell, especially outside of the US. Finally, holdings in the independent power and renewable energy areas detracted from the Portfolio’s utility positions.

From a market style perspective, having an overweight position to higher beta names detracted from relative performance as the market tended to reward companies with less volatility (or lower betas). Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole. A subadviser whose returns are more volatile than the market will have a beta greater than 1.0 while a subadviser whose returns are less volatile than the market will typically have a beta less than 1.0.

Generally, the Portfolio trades at 8.7x normal earnings and 1.1x book value, which represents a considerable discount to the R1000V (13.2x and 1.7x, respectively) and an even larger discount to the S&P 500 (15.9x and 2.6x, respectively).

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	10.07%	13.09%	7.16%
Russell 1000® Growth Index	5.67	13.53	8.53
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Loomis Sayles Large-Cap Growth Portfolio returned 10.07%.

The net assets of the Portfolio at December 31, 2015 were $2,434.0 million.

The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective. The Portfolio is subadvised by Loomis, Sayles & Company, L.P.

What were market conditions during the reporting period?

Investors grappled with numerous issues, including pending interest rate hikes, collapsing oil and commodity prices, and global economic weakness. China’s stock market rout and devaluation of its currency in August sent global markets into a tailspin. The S&P 500 Index, a broad measure of the US equity market, experienced its first correction in five years. Investors were risk averse the remainder of the year, and defensive positions including large caps led the market.

US growth stocks continued to outperform value stocks. Some investors have been willing to pay a premium for companies that are able to grow earnings in the low-growth environment that has characterized the US since the financial crisis in 2008 and have rewarded these companies at a much higher rate.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio posted positive returns and outperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the consumer discretionary and energy sectors, and allocations to the industrials and information technology sectors contributed to relative performance. Stock selection in the information technology and health care sectors, and allocations to the energy and consumer discretionary sectors detracted from relative performance.

Amazon and Alphabet (Google) were among the largest contributors to Portfolio performance. Amazon reported robust growth in gross merchandise volume, strong growth in revenue, and strong free cash flow growth even while continuing strategic investments. One of the largest drivers of expanding gross margins, Amazon’s high margin third-party sales increased faster than first party sales. Amazon Web Services posted impressive revenue growth and stronger-than-expected margins. Alphabet reported solid results with its core business, Google advertising. YouTube also delivered significant growth in advertising revenue. Total acquisition costs declined, margins improved, and free cash-flow growth was robust. Capital expenditures remain somewhat elevated, but declined throughout the period. Both companies continue to sell at meaningful discounts to their intrinsic value.

Qualcomm and Oracle were among the largest detractors from Portfolio performance. Shares of Qualcomm declined despite signed deals with some of China’s largest smart phone manufacturers as new licensing and improved reporting of devices shipped progressed slower than anticipated. Loss of market share in the premium tier chipset market and higher-than-expected share in the low and mid-tier chipset markets negatively skewed near-term revenue. The company reported progress on its extensive strategic realignment plan to improve shareholder value. The Portfolio took advantage of price weakness to add to the position. Oracle reported below-expectation results and pressure on revenues as it transitions to subscription-based cloud computing products from its traditional offering. Loomis Sayles expects that the shift to the cloud computing model will lead to faster growth over time. Oracle remains the world leader in its on-premise data management offerings with solid margins and strong free cash flow. The Portfolio added to the position on price weakness. Both companies continue to sell at meaningful discounts to their intrinsic value.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST MFS Global Equity Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-1.46%	9.21%	7.47%
MSCI World Index® (GD)	-0.32	8.19	5.56
MSCI EAFE Index (GD)	-0.39	4.07	3.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST MFS Global Equity Portfolio returned -1.46%.

The net assets of the Portfolio at December 31, 2015 were $619.9 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

The MSCI World Index (the Index) returned -0.32%. Sluggish global growth weighed on both developed and emerging market economies, but particularly on the emerging markets. Although the US Federal Reserve began its anticipated monetary policy tightening at the end of the period, central banks of other large developed economies (particularly the European Central Bank and the Bank of Japan) continued accommodative monetary policies. The Chinese government roiled global markets over the summer with an uncoordinated response to their stock market’s boom and bust and then with the confusing decision to devalue the yuan in August. China subsequently employed a wide range of monetary and fiscal measures to stimulate its economy, which appeared to stabilize late in the period.

During the second half of the year, corporate earnings in the US contracted, primarily because of sharp declines in the prices of oil and other commodities. The declines were concentrated in the energy, materials, and industrial sectors. Exports were hurt by the sharp rise in the US dollar and by falling demand in emerging markets. Consumer spending held up well, supported by a modest increase in real wages and falling gasoline prices. Demand for autos approached record levels. Emerging markets were hurt by weaker Chinese growth, the resulting decline in commodity prices, and prospects of higher US interest rates.

What strategies or holdings affected the Portfolio’s performance?

Performance relative to the Index was hurt by an underweight in the technology sector and by stock selection in retailing, transportation, and technology. The largest impact in retailing was not owning shares of Internet retailer Amazon; in transportation, it was an overweight in railroad company Canadian National Railway (Canada); in technology, it was not owning shares of Internet search company Alphabet (formerly Google) and an overweight position in enterprise software products maker Oracle. Stocks in other sectors that hurt relative results included overweight positions in media company Time Warner, investment management firm Franklin Resources, financial services company American Express, industrial gas supplier Linde (Germany), custody bank State Street, and building systems and aerospace products and services provider United Technologies.

These negative factors were partially offset by a combination of stock selection and an overweight in the consumer staples sector, particularly overweights in pulp and paper manufacturer and consumer goods company Svenska Cellulosa (Sweden), household products manufacturer Reckitt Benckiser (United Kingdom), brewer Heineken (Netherlands), and food producer Kellogg. Underweight exposure to the energy sector and avoidance of the utilities and communications sectors also strengthened relative results. Holdings in other sectors that improved relative performance included overweight positions in management consulting firm Accenture; media company Walt Disney; global payments technology company Visa; life sciences supply company Thermo Fisher Scientific; automotive replacement parts distributor AutoZone; and video, high-speed data, and voice services provider Time Warner Cable.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST MFS Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.23%	13.15%	7.65%
Russell 1000® Growth Index	5.67	13.53	8.53
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST MFS Growth Portfolio returned 7.23%.

The net assets of the Portfolio at December 31, 2015 were $1,182.3 million.

The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

The Russell 1000® Growth Index (the Index) returned 5.67%. The US Federal Reserve began its anticipated monetary policy tightening at the end of the period, but central banks of other large developed economies (including the European Central Bank and the Bank of Japan) continued accommodative monetary policies. During the second half of the year, corporate earnings in the United States contracted, primarily because of sharp declines in the prices of oil and other commodities. The declines were concentrated in the energy, materials, and industrial sectors. Exports were hurt also by the sharp rise in the US dollar and by falling demand in emerging markets. Consumer spending held up well, supported by a modest increase in real wages and falling gasoline prices. Demand for autos approached record levels. Investors favored both large-cap stocks over shares in smaller firms and growth-style stocks. The Index performance was driven by double-digit returns in both its consumer discretionary and consumer staples sectors and by a solid performance in its largest sector, information technology. Its energy and materials sectors declined, the former by more than 38%.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s performance relative to the Index was helped by strong stock selection in the technology sector, notably overweight positions in the Internet search giant Alphabet (Google), software company Adobe Systems, social networking service Facebook, and cloud computing company Salesforce.com, and by an underweight position in computer and personal electronics maker Apple. Overall stock selection within industrial goods and services and an underweight in the basic materials sector further contributed to relative performance. Stock selection in the financial services sector, particularly an overweight in global payments technology company Visa, also contributed to the outperformance. Individual positions in other sectors that added to relative performance included the Internet streaming media firm Netflix; beer, wine, and spirits producer and marketer Constellation Brands; Internet retailer Amazon.com; and coffeehouse chain Starbucks.

Detractors from relative performance included an underweight in the consumer staples sector and security selection in the transportation sector. The Portfolio’s holdings of Canadian railway and transportation company Canadian Pacific Railway and an overweight position in low-fare airline company Spirit Airlines were among the largest detractors. Stocks in other sectors that detracted from relative performance included overweights in media firm 21st Century Fox, information technology company EMC Corp., biotechnology company Biogen, and apparel and footwear company VF Corporation. Relative performance also suffered from not holding shares of Index members Home Depot and McDonald’s, and from an underweight in software giant Microsoft. The Portfolio’s position in biotechnology company Valeant Pharmaceuticals further hampered relative results. Canadian Pacific and Valeant were not in the Index. Spirit, EMC, and Valeant were not held in the Portfolio at period end.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST MFS Large-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.72%	13.03%
Russell 1000® Value Index	-3.83	13.26
S&P 500 Index	1.39	14.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 8/20/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST MFS Large-Cap Value Portfolio returned -0.72%.

The net assets of the Portfolio at December 31, 2015 were $587.6 million.

The investment objective of the Portfolio is to seek capital appreciation. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

Sluggish global growth weighed on both developed and emerging market (EM) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the yuan in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials, and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

What strategies or holdings affected the Portfolio’s performance?

An underweight allocation to the energy sector contributed to performance relative to the Russell 1000® Value Index. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative contributors during the period.

Stock selection in both the consumer staples and special products and services sectors also benefited relative returns. Within the consumer staples sector, an overweight position in Philip Morris International bolstered relative results. Within the special products and services sector, holdings of Accenture and Fiserv also aided relative returns.

A combination of stock selection and an underweight position in the utilities and communications sector was another contributor to relative performance. Here, not holding shares of Kinder Morgan helped relative returns.

Strong stock selection in the retailing sector was another positive factor. Not owning shares of Wal-Mart supported relative results.

Stocks in other sectors that benefited relative results included overweight positions in Lockheed Martin, JPMorgan Chase, and Chubb and Travelers Companies. Additionally, avoiding shares of poor-performing Berkshire Hathaway further supported relative performance.

Weak stock selection in the health care sector detracted from relative performance. Not owning shares of UnitedHealth Group and Eli Lilly hurt relative results.

Stock selection in the industrial goods and services sector also weighed on relative returns. Here, not owning shares of General Electric and an overweight position in Tyco International weakened relative performance.

Other top relative detractors during the period included not holding shares of strong-performing Microsoft and Mondelez International. An overweight position in weak-performing Franklin Resources, an underweight position in shares of AT&T, which was no longer held at the end of the reporting period, and holdings of Viacom and PPG Industries, also hurt relative returns.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST Mid-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-6.61%	10.20%	7.32%
Russell Mid-Cap® Value Index	-4.78	11.25	7.61
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Mid-Cap Value Portfolio returned -6.61%.

The net assets of the Portfolio at December 31, 2015 were $359.5 million.

The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by WEDGE Capital Management, LLP.

What were market conditions during the reporting period?

The Russell Mid-Cap Value Index (the Index) returned -4.78% for the period. Value stocks across the capitalization spectrum performed similarly, with the large-, mid-, and small-cap value groups finishing well behind their growth counterparts. This led the Index to finish the year with a return below that of the overall broad market.

In a continuation from last year, volatility in the stock market remained high. Prolonged concerns about geopolitical tension, China and the health of emerging markets, and plunging oil prices had investors on edge. The Index’s largest component (comprising more than 30% of the Index) was its financials sector, which returned a mere 1%. The Index’s most significant detractors were energy (down 36%) and materials (down 18%), each making up roughly 7% of the Index.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Russell Mid-Cap Value Index (the Index) through the year. Financials, comprising more than a third of the Index, outperformed the Index, and was the second best performing sector. Health care and financials were the strongest performing sectors. Financials comprised over a third of the Index. Index return was dominated, however, by large negative returns from the energy sector.

Stock selection drove underperformance in 2015 and was strongest in the utilities and industrials sectors, and poorest in the consumer discretionary, materials, and health care sectors. The Portfolio’s allocation to sectors had a mixed impact. Underweights in financials detracted from results. Conversely, the Portfolio’s underweight to energy contributed to returns relative to the Index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. Russell Mid-Cap Value Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-5.64%	11.83%	7.19%
Russell MidCap® Value Index	-4.78	11.25	7.61
S&P MidCap 400 Index	-2.18	10.68	8.18

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio returned -5.64%.

The net assets of the Portfolio at December 31, 2015 were $810.2 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Neuberger Berman Management, Inc. (Neuberger Berman) and LSV Asset Management (LSV).

What were market conditions during the reporting period?

The Russell MidCap Value Index (the Index) returned -4.78% for the period. Value stocks across the capitalization spectrum performed similarly, with the large-, mid-, and small-cap value groups finishing well behind their growth counterparts. This led the Index to finish the year with a return below that of the overall broad market.

In a continuation from last year, volatility in the stock market remained high. Prolonged concerns over geopolitical tension, China and the health of emerging markets, and plunging oil prices had investors on edge. The Index’s largest component (comprising more than 30% of the Index) was its financials sector, which returned a mere 1%. The Index’s most significant detractors were energy (down 36%) and materials (down 18%), each making up roughly 7% of the Index.

What strategies or holdings affected the Portfolio’s performance?

The Index’s best performing area during the period was health care. The Portfolio continues to be underweight health care; this group is currently not in favor with many value subadvisers, such as Neuberger Berman and LSV, because they feel these stocks continue to look expensive relative to their valuations.

The Portfolio landed slightly ahead of the Index for the period. Neuberger Berman and LSV benefited from strong stock selection within six of the ten market sectors; additionally allocation results were positive. Stock selection results were particularly notable in the energy and materials areas; conversely, stock selection was weak in the financials, technology, and utilities sectors. The Portfolio’s weakness in financials was compounded by an underweight versus the Index in this positive performing sector. An overweight in the technology sector was able to offset some of the negative stock selection effects.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Parametric Emerging Markets Equity Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-16.73%	-5.64%	-3.69%
MSCI Emerging Markets Index (GD)	-14.60	-4.47	-2.48

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Parametric Emerging Markets Equity Portfolio returned -16.73%.

The net assets of the Portfolio at December 31, 2015 were $401.9 million.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio is subadvised by Parametric Portfolio Associates LLC.

What were market conditions during the reporting period?

The MSCI Emerging Markets Index (the Index) returned -14.60%. Emerging market stocks swung in price dramatically during the year. This group volatility was exacerbated by such country-specific problems as political unrest, inflationary pressures, and fiscal challenges (national budget issues). As the year began, investors continued to be pessimistic about emerging markets stocks in part because of the collapse in crude oil prices at the end of 2014, but also because of political challenges in Greece, Brazil, and Russia. The only bright light in early 2015 was a sharp rally in Chinese shares, which were supported by local retail investors’ renewed use of margin accounts. However, opinions turned negative again in the middle of the year, with Brazil’s markets declining sharply, China’s meteoric rise reversing in July and August, and Greece’s markets shuttered for an extended period because of a confrontation with the European Union. The continuing decline in commodity prices and growing concern about China’s economic slowdown affected many emerging economies and their stock markets through the remainder of the year.

Frontier markets were even more challenging as they have a large component of oil exporters that suffered in 2015. In addition, the growing Greek crisis had negative ramifications for eastern European frontier-market countries.

What strategies or holdings affected the Portfolio’s performance?

The largest factors in the Portfolio’s underperformance relative to the Index were its underweights in China and South Korea. China’s markets outperformed the Index due to a retail-led rally in the first half of the year and then as a result of signs of central government support of economic stimulus programs. South Korean stocks benefited from healthy developed world demand for South Korean technology exports and also from its deep economic ties to China. The Portfolio suffered also from an overweight in Kazakhstan, which is an energy exporter; capital fled because of plunging energy prices.

The largest positive contribution to the Portfolio’s relative performance was its underweight in Brazil, whose stock markets dropped on continuing political turmoil and deteriorating economic conditions. In addition, the Portfolio benefited from an overweight in Hungary, whose economy grew in response to wide-ranging political reforms. An overweight in Russia also improved relative performance, as Russia rebounded strongly from its market collapse in 2014.

MSCI Emerging Markets Index (GD) — The Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST QMA Emerging Markets Equity Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-16.84%	-7.95%
MSCI Emerging Markets Index (GD)	-14.60	-6.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST QMA Emerging Markets Equity Portfolio returned -16.84%.

The net assets of the Portfolio at December 31, 2015 were $96.7 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

What were market conditions during the reporting period?

It was another difficult year for emerging markets. Geopolitical tensions continued, energy and commodity prices dropped sharply, fears of China’s economic slowdown mounted, and Brazilian corruption scandals were rampant. Countries with large energy and/or commodity exposure, including Russia, Colombia, Mexico, and Brazil, continued to experience fiscal pressures that translated quickly into currency depreciations. The Mexican peso and Brazilian real both saw historically low levels of value against the US dollar.

The returns of the MSCI Emerging Markets Index fluctuated wildly during the year — the Index was up 12% at the end of April, fell to -17.7% in August, and ended the year down -14.60% in US dollars. There was wide dispersion of returns among countries, with the best performer, Hungary, rising 36.3%, and the worst performer, Greece, losing -61.3% of its value. Russia was the only other country with positive returns. From a sector standpoint, health care, information technology, and consumer staples were the least negative. The worst-performing sectors were materials, utilities, and telecommunication services.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investment process focuses on factors in four broad groups: valuation, growth (analyst revisions), financial momentum, and quality. The valuation component underperformed broadly; however, quality factors were all positive. Performance of the growth and financial momentum factors was mixed.

From a country perspective, the largest contribution to the Portfolio’s relative performance came largely from China, principally from profitable overweight stock selection in financials and consumer discretionary. In Mexico, an overweight in consumer staples and an underweight in the materials sectors added value. The Portfolio’s overall underweight in Malaysia, one of the bottom performers, rounded out the top sources of value.

The largest detraction stemmed from South Korea, where the Portfolio’s stock selection struggled broadly, most notably in the information technology, materials, and consumer discretionary sectors. An overweight position in Taiwan and an underweight position in India similarly detracted from performance. Difficult stock picking in telecommunication services was exacerbated by an overweight in Brazil, where the component fell -37.7%.

On a sector basis, the most value was derived from energy, particularly from an underweight in Brazil. Consumer staples, driven by effective stock selection in Mexico, also added value. Rounding out the top three sector contributors to Portfolio performance was consumer discretionary, largely due to an overweight in China and favorable stock picking in Taiwan.

These Portfolio gains were offset mostly due to challenging stock picking in Brazil’s telecommunication services sector. Poor stock selection in South Korea’s information technology sector and an overweight position in Taiwan also detracted from Portfolio performance. Financials rounded out the three bottom-performing sectors, driven by an overweight position in Brazilian financial stocks, which fell -44.2%.

Did the Portfolio use derivatives and how did they affect performance?

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material effect on performance.

The MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management fees. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

21

AST QMA Large-Cap Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.54%	12.86%
S&P 500 Index	1.39	12.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST QMA Large-Cap Portfolio returned 1.54%.

The net assets of the Portfolio at December 31, 2015 were $2,904.4 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

The S&P 500 Index (the Index) returned only 1.39% for the full year, and was negative for the year on price alone (excluding dividends). Chief among investors’ concerns was anemic economic growth outside the United States. The Chinese economy is slowing more than expected and Europe remains weak. Within the US, investors were concerned about the effects of rising interest rates and sluggish earnings growth. As a result, they have largely avoided risk, leading to small-cap stocks underperforming large caps, more volatile shares underperforming low volatility issues, and growth style outperforming value.

What strategies or holdings affected the Portfolio’s performance?

QMA’s growth and quality factors performed well for much of the year. Investors rewarded companies that had stable and growing earnings streams, higher quality earnings, and strong balance sheets. QMA growth and quality factors capture these very characteristics. Investors were willing to pay up for companies with these traits. Price was not much of a concern as long as companies possessed these positive characteristics. As a result, valuation factors did not perform well. While markets advanced during the fourth quarter, growth and quality factors continued to perform well as economic concerns still weighed on investors.

With the steep decline in the price of oil, energy was the worst-performing economic sector. However, QMA stock selection within the sector was good and added value. Although valuation factors, in general, did not work during the year, they did work within the energy sector. Avoiding expensive energy stocks paid off as these stocks sold off most, reflecting reduced expectations. The Portfolio’s stock selection also enhanced its return within the health care sector, where QMA emphasizes the growth and quality factors that paid off the best.

With the expectation of higher interest rates, utilities performed poorly as they tend to be correlated with bond prices. QMA generally emphasizes valuation for these types of stocks and valuation factors performed poorly for much of the year, leading to negative stock selection within the sector.

Momentum strategies performed well. The QMA growth factor, which measures the direction of analyst’s earnings estimates, tends to be correlated with momentum and helped performance. However, because smaller stocks within the Index underperformed larger stocks, a modest exposure to this factor detracted from performance.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material impact on its performance.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management fees. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

22

AST Small-Cap Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.79%	9.46%	8.45%
Russell 2000® Growth Index	-1.38	10.67	7.95
Russell 2000® Index	-4.41	9.19	6.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Small-Cap Growth Portfolio returned 0.79%.

The net assets of the Portfolio at December 31, 2015 were $737.4 million.

The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is subadvised by Eagle Asset Management (Eagle) and Emerald Mutual Fund Advisers Trust (Emerald).

What were market conditions during the reporting period?

The Russell 2000® Growth Index (the Index) returned -1.38%. The Portfolio’s subadvisers’ complementary investment processes were able to counter certain economic and stylistic headwinds during parts of 2015. Throughout the year, markets were driven by concerns about actual and potential central bank actions around the globe, China’s economic slowdown and currency devaluation, and the plummeting price of oil and other commodities. Investors tended to shun riskier investments. Although energy stocks in the Index plummeted, losing more than a third of their aggregate value, the sector is small. A greater impact came from significant declines in the industrials and consumer discretionary sectors. These were partially offset by sound, if not spectacular, gains in the health care and information technology sectors. The tiny utilities segment of the Index, which is not primarily a growth sector, did perform very well but with little overall impact.

What strategies or holdings affected the Portfolio’s performance?

Stock selection added value during 2015, as holdings in the biotechnology, pharmaceuticals, health care equipment, transportation, and diversified metals and mining industries outperformed those making up the corresponding Index sectors. However, certain holdings in consumer durables and apparel, and in software and services, detracted from relative results. The more defensively oriented stocks, such as those in the health care sector, added value. The Portfolio’s underweight in materials and slight overweight in health care contributed positively to results, but overall allocations did not have a material impact.

Exposure to various risk factors had a positive effect on relative performance. The Portfolio’s emphasis on above-Index-average market capitalizations helped as larger cap stocks generally outperformed smaller cap stocks. A modest exposure to momentum (rapidly growing stocks) and earnings growth also contributed positively as many stocks tended to move in up at least early in the year. An underweight in more leveraged firms, those holding higher levels of debt, helped as investors moved away from risk. Conversely, a slightly elevated exposure to overall market volatility detracted. A modest exposure to momentum (rapidly growing stocks) and earnings growth also contributed positively as many stocks tended to move up at least early in the year.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

23

AST Small-Cap Growth Opportunities Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.34%	9.33%	6.79%
Russell 2000® Growth Index	-1.38	10.67	7.95
Russell 2000® Index	-4.41	9.19	6.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Small-Cap Growth Opportunities Portfolio returned 1.34%.

The net assets of the Portfolio at December 31, 2015 were $746.8 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by RS Investment Management Company, LLC and Wellington Management Company, LLP.

What were market conditions during the reporting period?

US growth stocks continued to outperform value stocks. Investors have been willing to pay a premium for companies that are able to grow earnings in the low-growth environment that has characterized the US economy since the 2008 financial crisis, and have rewarded these companies at a much higher rate. Both large- and mid-cap stocks outperformed small caps. Within the Russell 2000® Growth Index, the best-performing sectors were information technology, health care, and financials.

What strategies or holdings affected the Portfolio’s performance?

Stock-specific factors added value to Portfolio performance, namely holdings in information technology services, software, biotechnology, and aerospace and defense industries. Conversely, certain holdings in hotels, restaurants and leisure, and textile apparel and luxury goods detracted from relative results.

Select allocations, including the Portfolio’s underweight to industrials and slight overweight to consumer staples contributed positively to results. However, overall sector allocations did not materially impact results.

The Portfolio’s multi-subadviser structure benefited investors, as the complementary investment processes were able to counter certain economic and stylistic headwinds that characterized the reporting period. The Portfolio allocates assets and new flows between two underlying sleeves — 60% to the Wellington Management sleeve, which includes a more defensive, high-quality investment approach that focuses on stocks with improving businesses and strong cash flows, and 40% to the RS Investment Management sleeve that is subadvised for more momentum-driven, higher-earnings growth rates. The Portfolio’s risk factor exposure had a positive impact on relative performance. A modest exposure to momentum contributed positively as many stocks tended to move up at least early in the year. The Portfolio’s high-quality bias was also a positive contributor to results as underweights to leverage and residual volatility (both indicating higher quality) helped.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

24

AST Small-Cap Value Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-4.31%	8.99%	6.96%
Russell 2000® Value Index	-7.47	7.67	5.57
Russell 2000® Index	-4.41	9.19	6.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Small-Cap Value Portfolio returned -4.31%.

The net assets of the Portfolio at December 31, 2015 were $940.6 million.

The investment objective of the Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc., and LMCG Investments, LLC.

What were market conditions during the reporting period?

The Russell 2000® Value Index (the Index) returned -7.47%. Larger-cap stocks, as in 2014, led small caps. Among Russell small caps, growth stocks notably outperformed value stocks. The financials sector comprises roughly 40% of the Index, and outperformed the broader Russell 2000 Value by over six percentage points. However, the overall performance of the Index was constrained by the sharply negative returns of energy and industrials stocks.

What strategies or holdings affected the Portfolio’s performance?

The portfolio outperformed its benchmark, the Russell 2000 Value Index (the Index) which declined in 2015. Larger cap stocks, as in 2014, again led their smaller cap counterparts. Among small caps, growth stocks notably outperformed value stocks. The financials sector comprises roughly 40% of the Index, and outperformed. However, the overall performance of the Index was constrained by the sharply negative returns of Energy and Industrials stocks.

Stock selection was the primary driver of the Portfolio’s outperformance. Selection was particularly strong in the financials, energy, and materials sectors, although selection in the technology and industrials sectors detracted.

From a sector allocation perspective, the Portfolio benefitted from underweights in energy and REITs (Real Estate Investment Trusts. The prospect of rising rates helped fuel a coordinated sell-off in these investments. The Portfolio’s performance was also mildly hurt by its higher beta (risk) positioning, as investors showed a preference for lower beta “safety” stocks.

ClearBridge was removed as a subadviser in July 2015. The remaining subadvisers outperformed the Index for the year, recording gains with good stock selection.

Did the Portfolio’s use of derivatives affect performance?

The JP Morgan Sleeve may use equity index futures as a way to gain exposure to equity markets. The portfolio held a small amount of these instruments in 2015; they had no material impact on the Portfolio’s performance.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

25

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	9.58%	14.60%	9.08%
Russell 1000® Growth Index	5.67	13.53	8.53
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST T. Rowe Price Large-Cap Growth Portfolio returned 9.58%.

The net assets of the Portfolio at December 31, 2015 were $1,978.9 million.

The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

The Russell 1000 Growth Index (the Index) returned 5.67%. Major US stock indexes were mixed, but advances for the year were concentrated in large-cap growth stocks. The consumer discretionary and consumer staples sectors of the Index had double-digit gains. In the first part of the year, equities benefited from steady economic and employment growth; generally favorable corporate earnings except for the energy sector, which had been hammered by plummeting oil prices; increased merger activity; and aggressive stimulus measures by central banks in Europe and Asia. Large-cap US indexes reached their highest levels of the year in May. During the summer, global equities fell sharply in response to a plunge in Chinese stocks, which stemmed from its decelerating economy and then a small but unexpected August currency devaluation. Large-cap US indexes experienced their first “correction,” a drop of at least 10% from their highs, in the last four years.

What strategies or holdings affected the Portfolio’s performance?

Broadly speaking, stock selection enhanced relative performance and sector allocation detracted. The consumer discretionary, information technology, and materials sectors contributed most to outperformance, while industrials and business services, consumer staples, and financials were the biggest detractors.

Stock selection in the consumer discretionary sector was the largest contributor, particularly a position in Amazon.com, which improved operating leverage in its core retail business and reported sharp accelerations in revenue and margins in its Amazon Web Services cloud-computing unit. In information technology, Internet company Alphabet (Google) was the leading contributor because of strong earnings driven by the move to increase ad coverage on mobile searches, among other factors. Limited exposure to Apple also helped relative performance. In materials, both stock selection and sector allocation contributed, led by a position in Vulcan Materials, whose earnings were driven by increased shipments and higher average selling prices.

The financials sector was the largest relative detractor, notably positions in Morgan Stanley and State Street. A relative underweight in the consumer staples sector also detracted, although it was partially offset by good stock selection within the sector. By the end of the period, the Portfolio had no exposure to the consumer staples sector, where durable growth opportunities are difficult to find. A relative overweight in the industrials and business services sector offset good stock selection in the sector, which detracted overall from relative performance.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged capitalization-weighted measure of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

26

AST T. Rowe Price Natural Resources Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-19.25%	-5.52%	0.98%
Lipper Global Natural Resources Fund Index	-22.21	-8.51	-0.85
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST T. Rowe Price Natural Resources Portfolio returned -19.25%.

The net assets of the Portfolio at December 31, 2015 were $416.5 million.

The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

The Lipper Global Natural Resources Funds Index (the Index) returned -22.21%. Stocks in general benefited in the first part of the year from steady economic and employment growth, but the energy sector continued to be hammered by plummeting oil prices. During the summer, global equities fell sharply in response to a plunge in Chinese stocks, stemming from a decelerating Chinese economy that in turn led to collapsing commodity prices. This resulted in recession-like conditions for many companies in the energy and industrials sectors. In the Portfolio’s universe, domestic oil and gas exploration and production, oil and gas equipment and services, integrated oil and gas, and mixed exploration and production industries fell farthest, due to rock-bottom oil prices. Industries that held up well included construction materials, which benefit from a rising construction cycle, and utilities, which have continued to grow in a low interest rate environment. Utility stocks in general have been helped by the markets’ increasing risk aversion in natural resources investments.

What strategies or holdings affected the portfolio’s performance?

An overweight in specialty chemicals compared with the Index was the largest contributor to relative performance. This segment benefits from lower commodity prices because its raw materials costs decline. An underweight position and stock selection in diversified metals and mining also contributed, although an oversupply in many metals and mining commodities amid generally tepid global demand continue to weigh on the sector. A position in Southern Copper performed particularly well. Stock selection in domestic oil and gas exploration and production was a further contributor, particularly positions in Concho Resources and Cimarex Energy. Both have resource assets in the Permian Basin in southwest Texas and are low-cost producers with solid balance sheets.

The largest detractor from relative performance was an underweight in oil and gas refining and marketing. Refiners benefited from healthy crack spreads, the difference between the price of crude and the products refined from it, throughout much of the period, as well as from solid global demand for refined oil products. Having no exposure to the electronic equipment and instruments industry also detracted from relative performance.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

27

AST Templeton Global Bond Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-4.62%	0.23%	3.15%
The Citigroup World Government Bond Index	-3.57	-0.08	3.44
Barclays Global Aggregate Bond Index	-3.15	0.90	3.74

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Templeton Global Bond Portfolio returned -4.62%.

The net assets of the Portfolio at December 31, 2015 were $352.6 million.

The investment objective of the Portfolio is to seek to provide current income with capital appreciation and growth of income. The Portfolio is subadvised by Franklin Advisers, Inc.

What were market conditions during the reporting period?

Global financial markets were broadly influenced by growth in the US, economic moderation in China, quantitative easing (QE) measures from the Bank of Japan and the European Central Bank, a sharp decline in oil prices, and a protracted depreciation of emerging market currencies. Volatility escalated at the end of June as economic concerns over China spread across global financial markets.

Several emerging market currencies depreciated sharply against the US dollar due to heightened risk aversion, while the euro and Japanese yen appreciated at times, acting as perceived safe havens. On the whole, the US dollar broadly strengthened against developed and emerging market currencies.

Global bond yields and spread levels fluctuated, with an overall trend toward higher yields across the Americas and the euro zone, but lower yields in specific peripheral European markets and much of East Asia, including Japan. Credit spreads widened across a vast majority of global credit markets.

What strategies or holdings affected the Portfolio’s performance?

Currency positions detracted from the Portfolio’s absolute performance. Sovereign credit (debt issued by countries) exposures contributed to return while interest rate strategies had a largely neutral effect. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance; however, the Portfolio’s net-negative position in the euro contributed. The Portfolio’s net-negative position in the Japanese yen had a largely neutral effect on absolute return. The Portfolio maintained a defensive approach regarding interest rates in developed and emerging markets. Consequently, contributions from duration exposures were limited.

On a relative basis, interest rate strategies and currency positions detracted from the Portfolio’s performance, while sovereign credit exposures contributed. The Portfolio maintained a shorter duration (duration is a measure of interest rate sensitivity to bonds) positioning relative to its benchmark. Select underweighted duration exposures in Europe detracted from relative return as did underweighted duration exposure to the US. Among currencies, the Portfolio’s underweighted position in the euro contributed to relative performance while overweighted currency positions in Asia ex-Japan and Latin America detracted. The Portfolio’s underweighted position in the Japanese yen had a largely neutral effect on relative return.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s core strategy sought to navigate a rising interest rate environment by maintaining a low portfolio duration while aiming at a negative correlation with US Treasury rates. The Portfolio was positioned with negative duration exposure to US Treasuries, and held select local currencies and bond positions in specific emerging markets. The Portfolio sought opportunities that had the potential, in the subadviser’s opinion, to offer positive real yields without taking undue interest rate risk. The Portfolio also held net-negative positions in the euro and the Japanese yen. The Portfolio continued to selectively invest in credit opportunities, with a particular focus on credit exposures in economies with strong growth indicators. The Portfolio used currency forward contracts to actively manage exposure to currencies and interest rate swaps to tactically manage duration exposures.

The Citigroup World Government Bond Index is a market-capitalization-weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

28

AST Wellington Management Hedged Equity Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.63%	6.25%	3.84%
Blended Index	0.38	7.01	5.06
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Wellington Management Hedged Equity Portfolio returned -0.63%.

The net assets of the Portfolio at December 31, 2015 were $2,121.9 million.

The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies. The Portfolio is subadvised by Wellington Management Company LLP.

What were the market conditions during the reporting period?

The period was volatile for global equities. Markets were broadly affected by the accelerating decline in oil prices and heightened sensitivity to Greece and select emerging market countries, including Brazil, China, and Russia. Worries about a slowdown in China, the world’s second-largest economy, significantly affected global markets in the third quarter. Fears were amplified in mid-August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends, a weaker-than-anticipated growth backdrop, and a competitive currency-devaluation race. However, the US economy ended the period on solid footing, with a sharp rebound in GDP, a seven-year low in unemployment, and a healthy housing market. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a 0.25% increase in the federal funds rate.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its Blended Index primarily due to the underlying equity strategy, which outperformed global equities as measured by its blended equity benchmark. Within the equity strategy, stock selection in the materials, health care, and consumer staples sectors contributed to outperformance. This was partially offset by weaker selection within the industrials and consumer discretionary sectors. On a regional basis, security selection within Europe, emerging markets, and North America was strong.

Sector allocation, a residual of bottom-up stock selection, detracted from the Portfolio’s relative performance. An overweight allocation in the lagging materials sector and an underweight in the strong-performing information technology sector were the main detractors. These negative contributions were partially offset by an underweight in energy, the weakest performing sector in the equity benchmark. From a regional perspective, the Portfolio’s modest exposure to the emerging markets was a headwind.

At the end of the period, the Portfolio’s largest overweight exposures, compared with the Blended Index, were in the financials, industrials, and materials sectors. The Portfolio was most underweight in the information technology, consumer staples, and health care sectors.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s option risk management positions detracted from performance. The option strategy is designed to mitigate capital losses in adverse markets and will weigh on overall performance in flat or rising markets.

Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and BofA ML 3-Month U.S. Treasury Bill Index (30%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

29

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2015

AST AQR Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Samsung Electronics Co. Ltd. (South Korea)	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	2.3%
China Mobile Ltd. (China)	2.2%
Infosys Ltd. (India), ADR	2.2%
Tencent Holdings Ltd. (China)	2.2%

AST BlackRock iShares ETF
Five Largest Holdings	(% of Net Assets	)
iShares Core U.S. Aggregate Bond ETF	44.6%
iShares Core S&P 500 ETF	20.5%
iShares MSCI EAFE ETF	12.7%
iShares Russell 2000 ETF	4.9%
iShares Intermediate Credit Bond ETF	4.0%

AST Boston Partners Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Berkshire Hathaway, Inc. (Class B Stock)	4.6%
JPMorgan Chase & Co.	4.4%
Wells Fargo & Co.	3.6%
Microsoft Corp.	3.3%
Citigroup, Inc.	3.0%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc.	11.4%
Public Storage	7.5%
UDR, Inc.	7.2%
Vornado Realty Trust	6.3%
Equity Residential	4.5%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Bank of America Corp.	3.9%
Exxon Mobil Corp.	3.9%
General Electric Co.	3.7%
JPMorgan Chase & Co.	3.7%
Pfizer, Inc.	3.4%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Equinix, Inc.	2.9%
Ulta Salon Cosmetics & Fragrance, Inc.	2.4%
Panera Bread Co. (Class A Stock)	2.4%
Intuit, Inc.	2.3%
Intercontinental Exchange, Inc.	2.3%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
Pebblebrook Hotel Trust	1.4%
PrivateBancorp, Inc.	1.3%
TreeHouse Foods, Inc.	1.2%
CubeSmart	1.2%
Chesapeake Lodging Trust	1.2%

AST Herndon Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Lockheed Martin Corp.	4.1%
TJX Cos., Inc. (The)	3.7%
CBOE Holdings, Inc.	3.7%
Altria Group, Inc.	3.7%
Marathon Petroleum Corp.	3.5%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Tencent Holdings Ltd. (China)	2.9%
Alibaba Group Holding Ltd. (China), ADR	2.2%
St. James’s Place PLC (United Kingdom)	2.1%
Continental AG (Germany)	2.0%
Fuji Heavy Industries Ltd. (Japan)	2.0%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	1.7%
Daiwa House Industry Co. Ltd. (Japan)	1.3%
Sumitomo Mitsui Financial Group, Inc. (Japan)	1.3%
Anheuser-Busch InBev NV (Belgium)	1.3%
Lloyds Banking Group PLC (United Kingdom)	1.2%

AST J.P. Morgan International Equity
Five Largest Holdings	(% of Net Assets	)
Roche Holding AG (Switzerland)	2.3%
HSBC Holdings PLC (United Kingdom)	2.3%
Novartis AG (Switzerland)	2.2%
Toyota Motor Corp. (Japan)	2.2%
Vodafone Group PLC (United Kingdom)	2.1%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	5.1%
Apple, Inc.	4.5%
Facebook, Inc. (Class A Stock)	4.3%
MasterCard, Inc. (Class A Stock)	3.4%
Visa, Inc. (Class A Stock)	3.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2015

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
American International Group, Inc.	5.1%
Citigroup, Inc.	4.2%
Microsoft Corp.	4.2%
Bank of America Corp.	4.1%
Corning, Inc.	4.0%

AST Loomis Sayles Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	7.2%
Facebook, Inc. (Class A Stock)	5.9%
Visa, Inc. (Class A Stock)	5.1%
Cisco Systems, Inc.	4.8%
Monster Beverage Corp.	4.6%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Thermo Fisher Scientific, Inc.	2.8%
Nestle SA (Switzerland)	2.6%
Honeywell International, Inc.	2.6%
Accenture PLC (Class A Stock)	2.5%
Walt Disney Co. (The)	2.5%

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Visa, Inc. (Class A Stock)	4.1%
Amazon.com, Inc.	4.0%
Alphabet, Inc. (Class A Stock)	3.8%
Facebook, Inc. (Class A Stock)	3.5%
Alphabet, Inc. (Class C Stock)	3.2%

AST MFS Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.7%
Johnson & Johnson	3.5%
Philip Morris International, Inc.	3.4%
Wells Fargo & Co.	3.3%
Accenture PLC (Class A Stock)	2.6%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
TransDigm Group, Inc.	4.2%
Brunswick Corp.	3.7%
Wyndham Worldwide Corp.	3.5%
Pinnacle West Capital Corp.	3.5%
PG&E Corp.	3.4%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Edison International	2.0%
ADT Corp. (The)	1.8%
Kohl’s Corp.	1.5%
Amdocs Ltd.	1.4%
Lincoln National Corp.	1.3%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
America Movil SAB de CV (Mexico) (Class L Stock), ADR	0.8%
China Mobile Ltd. (China)	0.8%
Sasol Ltd. (South Africa)	0.6%
Magnit OJSC (Russia)	0.6%
Gazprom OAO (Russia), ADR	0.6%

AST QMA Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.6%
Tencent Holdings Ltd. (China)	3.3%
Samsung Electronics Co. Ltd. (South Korea)	3.2%
iShares MSCI Emerging Markets ETF	2.8%
China Mobile Ltd. (China)	2.5%

AST QMA Large-Cap
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.5%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.2%
Alphabet, Inc. (Class C Stock)	2.2%
Bershire Hathaway, Inc. (Class B Stock)	2.1%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Imperva, Inc.	1.8%
Cavium, Inc.	1.5%
JetBlue Airways Corp.	1.5%
Genesco, Inc.	1.5%
Acadia Healthcare Co., Inc.	1.3%

AST Small-Cap Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
Casey’s General Stores, Inc.	1.7%
LogMeIn, Inc.	1.5%
comScore, Inc.	1.3%
HEICO Corp. (Class A Stock)	1.2%
Ultimate Software Group, Inc. (The)	1.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2015

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
Portland General Electric Co.	1.3%
Sterling Bancorp	1.2%
EMCOR Group, Inc.	0.9%
Great Plains Energy, Inc.	0.9%
Amsurg Corp.	0.8%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	7.6%
Visa, Inc. (Class A Stock)	4.2%
Alphabet, Inc. (Class A Stock)	4.1%
Priceline Group, Inc. (The)	4.1%
Boeing Co. (The)	4.0%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
Total SA (France)	3.8%
Exxon Mobil Corp.	3.6%
Occidental Petroleum Corp.	2.9%
Pioneer Natural Resources Co.	2.4%
Concho Resources, Inc.	2.3%

AST Templeton Global Bond
Allocation	(% of Net Assets	)
Foreign Bonds	43.2%
Sovereign Issues	11.4%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.8%
PNC Financial Services Group, Inc. (The)	1.8%
Bristol-Myers Squibb Co.	1.7%
Merck & Co., Inc.	1.4%
Coca-Cola Co. (The)	1.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST AQR Emerging Markets Equity Portfolio	Actual	$1,000.00	$824.00	1.38%	$6.34
	Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
AST BlackRock iShares ETF Portfolio	Actual	$1,000.00	$983.10	1.01%	$5.05
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Boston Partners Large-Cap Value Portfolio	Actual	$1,000.00	$950.30	0.85%	$4.18
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Cohen & Steers Realty Portfolio	Actual	$1,000.00	$1,104.20	1.03%	$5.46
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Goldman Sachs Large-Cap Value Portfolio	Actual	$1,000.00	$940.00	0.82%	$4.01
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
AST Goldman Sachs Mid-Cap Growth Portfolio	Actual	$1,000.00	$927.60	1.01%	$4.91
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Goldman Sachs Small-Cap Value Portfolio	Actual	$1,000.00	$922.50	1.07%	$5.18
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
AST Herndon Large-Cap Value Portfolio	Actual	$1,000.00	$936.50	0.80%	$3.90
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
AST International Growth Portfolio	Actual	$1,000.00	$953.60	1.08%	$5.32
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
AST International Value Portfolio	Actual	$1,000.00	$941.10	1.10%	$5.38
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST J.P. Morgan International Equity Portfolio	Actual	$1,000.00	$907.00	1.02%	$4.90
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2015

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Jennison Large-Cap Growth Portfolio	Actual	$1,000.00	$1,022.90	0.99%	$5.05
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Large-Cap Value Portfolio	Actual	$1,000.00	$912.00	0.84%	$4.05
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Loomis Sayles Large-Cap Growth Portfolio	Actual	$1,000.00	$1,071.80	0.92%	$4.80
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
AST MFS Global Equity Portfolio	Actual	$1,000.00	$958.50	1.12%	$5.53
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70
AST MFS Growth Portfolio	Actual	$1,000.00	$1,035.50	0.99%	$5.08
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST MFS Large-Cap Value Portfolio	Actual	$1,000.00	$981.80	0.96%	$4.80
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89
AST Mid-Cap Value Portfolio	Actual	$1,000.00	$918.20	1.07%	$5.17
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Actual	$1,000.00	$920.50	0.99%	$4.79
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Parametric Emerging Markets Equity Portfolio	Actual	$1,000.00	$836.70	1.46%	$6.76
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
AST QMA Emerging Markets Equity Portfolio	Actual	$1,000.00	$803.70	1.49%	$6.77
	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
AST QMA Large-Cap Portfolio	Actual	$1,000.00	$1,000.70	0.80%	$4.03
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
AST Small-Cap Growth Portfolio	Actual	$1,000.00	$904.10	1.00%	$4.80
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Small-Cap Growth Opportunities Portfolio	Actual	$1,000.00	$909.20	1.04%	$5.00
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Small-Cap Value Portfolio	Actual	$1,000.00	$941.20	1.00%	$4.89
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST T. Rowe Price Large-Cap Growth Portfolio	Actual	$1,000.00	$1,033.80	0.95%	$4.87
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
AST T. Rowe Price Natural Resources Portfolio	Actual	$1,000.00	$838.10	1.04%	$4.82
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Templeton Global Bond Portfolio	Actual	$1,000.00	$964.50	0.98%	$4.85
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST Wellington Management Hedged Equity Portfolio	Actual	$1,000.00	$987.40	1.10%	$5.51
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six month period ended December 31, 2015, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AQR EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 89.7%
COMMON STOCKS — 88.0%	Shares	Value (Note 2)
Brazil — 3.7%
AMBEV SA, ADR	220,772	$984,643
Banco Bradesco SA, ADR	134,132	645,175
Banco do Brasil SA	115,200	429,206
BM&FBovespa SA	68,400	188,278
BRF SA	94,000	1,316,297
JBS SA	621,900	1,941,350
Natura Cosmeticos SA	7,800	46,312
Porto Seguro SA	44,100	320,920

		5,872,181

Chile — 1.2%
Banco de Chile	7,583,226	772,492
Banco Santander Chile, ADR	50,000	882,000
Cencosud SA	25,462	50,848
Corpbanca SA	10,189,265	81,939
Enersis SA, ADR	6,415	77,942
Latam Airlines Group SA, ADR*(a)	13,648	73,563

		1,938,784

China — 24.2%
Air China Ltd. (Class H Stock)	972,000	762,336
Alibaba Group Holding Ltd., ADR*	21,315	1,732,270
ANTA Sports Products Ltd.	369,000	1,008,796
AviChina Industry & Technology Co. Ltd. (Class H Stock)	390,000	304,738
Baidu, Inc., ADR*	5,964	1,127,435
Bank of China Ltd. (Class H Stock)	1,631,000	723,697
Bank of Communications Co. Ltd. (Class H Stock)	1,274,000	893,427
Belle International Holdings Ltd.	1,399,000	1,046,742
China Cinda Asset Management Co. Ltd. (Class H Stock)	2,636,000	970,204
China CITIC Bank Corp. Ltd. (Class H Stock)*	430,000	277,141
China Construction Bank Corp. (Class H Stock)	4,768,000	3,252,482
China Everbright International Ltd.	132,000	168,786
China Galaxy Securities Co. Ltd. (Class H Stock)	97,500	88,611
China Life Insurance Co. Ltd. (Class H Stock)	272,000	873,174
China Mengniu Dairy Co. Ltd.	416,000	675,310
China Merchants Holdings International Co. Ltd.	62,000	196,098
China Mobile Ltd.	317,000	3,568,186
China Overseas Land & Investment Ltd.	288,000	1,002,632
China Resources Land Ltd.	228,000	659,764
China Southern Airlines Co. Ltd. (Class H Stock)	332,000	255,939
China Taiping Insurance Holdings Co. Ltd.*	195,600	600,396
China Vanke Co. Ltd. (Class H Stock)(g)	95,600	285,282
Chongqing Rural Commercial Bank Co. Ltd.	263,000	157,963
CNOOC Ltd.	416,000	432,963
Country Garden Holdings Co. Ltd.	523,000	213,153
Ctrip.com International Ltd., ADR*	6,159	285,346
Dalian Wanda Commercial Properties Co. Ltd. (Class H Stock), 144A	55,700	323,283
Dongfeng Motor Group Co. Ltd. (Class H Stock)	1,022,000	1,353,862

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Evergrande Real Estate Group Ltd.	463,000	$405,345
Far East Horizon Ltd.	267,000	247,370
Geely Automobile Holdings Ltd.	2,225,000	1,175,707
GOME Electrical Appliances Holding Ltd.	9,918,000	1,644,073
Great Wall Motor Co. Ltd. (Class H Stock)	207,000	239,091
Huadian Power International Corp. Ltd. (Class H Stock)	216,000	139,768
Industrial & Commercial Bank of China Ltd. (Class H Stock)	3,174,000	1,902,555
JD.com, Inc., ADR*	7,244	233,728
Kingsoft Corp. Ltd.	134,000	325,396
Longfor Properties Co. Ltd.	153,000	227,557
NetEase, Inc., ADR	1,681	304,664
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	2,640,000	1,285,350
PICC Property & Casualty Co. Ltd. (Class H Stock)	274,000	540,743
Sihuan Pharmaceutical Holdings Group Ltd.(g)	493,000	—
Sino-Ocean Land Holdings Ltd.	226,000	144,100
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)*	454,000	179,560
Sinopharm Group Co. Ltd. (Class H Stock)	225,600	900,646
Sinotrans Ltd. (Class H Stock)	79,000	42,053
Tencent Holdings Ltd.	178,300	3,491,112
Weichai Power Co. Ltd. (Class H Stock)	895,000	985,627
Zhejiang Expressway Co. Ltd. (Class H Stock)	286,000	341,725
Zhuzhou CSR Times Electric Co. Ltd. (Class H Stock)	79,500	458,442

		38,454,628

Hong Kong — 0.5%
Nine Dragons Paper Holdings Ltd.	984,000	577,827
Shimao Property Holdings Ltd.	159,000	280,279

		858,106

Hungary — 0.1%
OTP Bank PLC	10,241	210,569

India — 6.8%
Dr. Reddy’s Laboratories Ltd., ADR(a)	48,165	2,229,558
ICICI Bank Ltd., ADR	9,788	76,640
Infosys Ltd., ADR(a)	209,739	3,513,128
Reliance Industries Ltd., GDR, 144A	25,866	789,961
State Bank of India, GDR, RegS	42,325	1,428,469
Tata Motors Ltd., ADR*	37,117	1,093,838
Wipro Ltd., ADR(a)	153,479	1,771,148

		10,902,742

Indonesia — 2.6%
Astra Agro Lestari Tbk PT	133,900	152,632
Bank Central Asia Tbk PT	349,700	335,040
Bank Mandiri Persero Tbk PT	209,700	139,249
Bank Negara Indonesia Persero Tbk PT	2,174,300	778,438
Bank Rakyat Indonesia Persero Tbk PT	624,900	512,856
Indofood Sukses Makmur Tbk PT	772,800	287,652
Matahari Department Store Tbk PT	214,300	271,290
Telekomunikasi Indonesia Persero Tbk PT	1,940,100	434,538
Unilever Indonesia Tbk PT	109,900	293,369

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Indonesia (continued)
United Tractors Tbk PT	730,600	$889,588

		4,094,652

Malaysia — 2.1%
AirAsia Bhd	2,042,002	610,891
AMMB Holdings Bhd	80,500	84,714
Astro Malaysia Holdings Bhd	170,500	109,274
Axiata Group Bhd	60,200	89,712
Genting Bhd	201,300	343,320
Genting Malaysia Bhd	188,700	192,236
IHH Healthcare Bhd	226,500	347,122
IOI Corp. Bhd	45,000	46,606
Malayan Banking Bhd	90,100	175,949
MISC Bhd	37,000	80,439
Petronas Chemicals Group Bhd	560,000	945,928
Public Bank Bhd	19,800	85,315
Tenaga Nasional Bhd	33,800	104,651
UMW Holdings Bhd	36,800	67,317

		3,283,474

Mexico — 5.0%
Alfa SAB de CV (Class A Stock)	276,200	546,486
Arca Continental SAB de CV	116,000	704,568
Cemex SAB de CV, ADR*	57,431	319,891
El Puerto de Liverpool SAB de CV (Class C1 Stock)	6,800	82,900
Fibra Uno Administracion SA de CV, REIT	178,600	393,688
Fomento Economico Mexicano SAB de CV, ADR	7,810	721,254
Gruma SAB de CV (Class B Stock)	124,400	1,744,971
Grupo Lala SAB de CV	37,700	87,652
Grupo Televisa SAB, ADR	22,705	617,803
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	152,200	356,512
OHL Mexico SAB de CV*	143,500	150,207
Wal-Mart de Mexico SAB de CV	866,100	2,185,540

		7,911,472

Peru — 0.4%
Credicorp Ltd.	3,151	306,655
Southern Copper Corp.(a)	12,100	316,052

		622,707

Poland — 1.7%
Energa SA	81,827	263,419
Eurocash SA	63,271	779,720
Orange Polska SA	43,619	72,946
PGE Polska Grupa Energetyczna SA	260,682	845,150
Polskie Gornictwo Naftowe I Gazownictwo SA	418,299	545,950
Powszechna Kasa Oszczednosci Bank Polski SA*	21,406	148,678

		2,655,863

Romania — 0.1%
New Europe Property Investments PLC	16,618	191,067

Russia — 2.5%
Gazprom PAO, ADR	272,138	998,746
Lukoil PJSC, ADR	22,096	710,497
Mobile Telesystems PJSC, ADR	20,612	127,382
NovaTek OAO, GDR, RegS	4,316	352,212

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia (continued)
Rosneft Oil Co., GDR, RegS	84,131	$292,439
Severstal PAO, GDR, RegS	13,844	115,532
Sistema JSFC, GDR, RegS	152,363	898,942
Surgutneftegas OAO, ADR	92,058	419,784

		3,915,534

South Africa — 6.3%
Barclays Africa Group Ltd.	8,011	74,328
Brait SE*	4,071	43,921
Capitec Bank Holdings Ltd.	6,313	219,540
Foschini Group Ltd. (The)	94,511	742,655
Growthpoint Properties Ltd., REIT	238,568	358,070
Hyprop Investments Ltd., UTS, REIT	22,604	151,286
Imperial Holdings Ltd.	7,110	55,114
Investec Ltd.	82,049	579,613
MMI Holdings Ltd.	99,393	140,949
Mondi Ltd.	33,719	667,272
MTN Group Ltd.	109,639	944,470
Naspers Ltd. (Class N Stock)	14,329	1,958,550
Netcare Ltd.	402,117	880,710
Pick’n Pay Stores Ltd.	46,905	197,023
Redefine Properties Ltd., REIT	195,025	122,421
Remgro Ltd.	20,354	322,193
Resilient REIT Ltd.	26,045	193,775
RMB Holdings Ltd.	257,750	924,122
Telkom SA SOC Ltd.	224,652	933,368
Truworths International Ltd.	74,794	440,911

		9,950,291

South Korea — 14.5%
Amorepacific Corp.*	1,548	543,235
AMOREPACIFIC Group*	1,500	187,396
Celltrion, Inc.*	5,572	397,552
Coway Co. Ltd.*	4,966	353,589
Daelim Industrial Co. Ltd.*	789	44,551
DGB Financial Group, Inc.*	11,710	99,758
Dongbu Insurance Co. Ltd.*	3,938	235,616
Hana Financial Group, Inc.	14,922	298,185
Hanwha Corp.*	51,794	1,717,261
Hanwha Life Insurance Co. Ltd.*	116,543	734,513
Hyosung Corp.*	1,819	179,906
Hyundai Development Co-Engineering & Construction*	6,811	222,571
Hyundai Engineering & Construction Co. Ltd.*	3,226	77,444
Hyundai Wia Corp.*	3,128	295,754
KB Financial Group, Inc.*	2,636	74,266
Kia Motors Corp.	42,627	1,900,737
Korean Air Lines Co. Ltd.*	23,882	560,621
KT&G Corp.	4,993	443,704
LG Chem Ltd.	3,090	853,097
Lotte Chemical Corp.*	8,101	1,652,987
Mirae Asset Securities Co. Ltd.*	6,097	110,932
NAVER Corp.	192	107,067
NCSoft Corp.	6,762	1,219,024
Orion Corp.*	831	820,831
Samsung Card Co. Ltd.*	5,724	149,853
Samsung Electronics Co. Ltd.	5,515	5,882,201
Shinhan Financial Group Co. Ltd.*	1,931	64,866
Shinsegae Co. Ltd.*	7,338	1,427,685

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
SK Hynix, Inc.	47,736	$1,233,162
SK Innovation Co. Ltd.*	4,978	545,942
S-Oil Corp.	5,607	375,592
Woori Bank	36,154	270,406

		23,080,304

Taiwan — 11.7%
AU Optronics Corp.	643,000	189,566
Chicony Electronics Co. Ltd.	19,822	43,358
China Airlines Ltd.*	1,060,000	386,341
China Development Financial Holding Corp.	781,000	194,802
China Life Insurance Co. Ltd.	1,386,700	1,058,924
Compal Electronics, Inc.	970,000	542,812
CTBC Financial Holding Co. Ltd.	548,108	280,632
Eclat Textile Co. Ltd.	15,000	206,118
Eva Airways Corp.*	1,102,000	622,331
Far EasTone Telecommunications Co. Ltd.	295,000	606,285
Feng TAY Enterprise Co. Ltd.	126,000	640,774
Foxconn Technology Co. Ltd.	31,310	65,955
Fubon Financial Holding Co. Ltd.	1,497,000	2,036,263
Hon Hai Precision Industry Co. Ltd.	1,132,017	2,770,383
HTC Corp.	196,000	463,107
Innolux Corp.	3,481,000	1,046,286
Inotera Memories, Inc.*	89,000	75,071
Inventec Corp.	210,000	136,902
Largan Precision Co. Ltd.	6,000	410,549
Pegatron Corp.	273,000	593,766
POU Chen Corp.	448,000	584,605
Powertech Technology, Inc.	541,000	1,066,738
President Chain Store Corp.	40,000	249,649
Shin Kong Financial Holding Co. Ltd.	287,000	62,176
Siliconware Precision Industries Co. Ltd.	95,000	150,022
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	157,635	3,586,196
Yuanta Financial Holding Co. Ltd.	295,970	108,564
Zhen Ding Technology Holding Ltd.	172,000	392,168

		18,570,343

Thailand — 2.5%
Bangkok Bank PCL, NVDR	112,500	474,630
Bumrungrad Hospital PCL, NVDR	64,000	373,701
Delta Electronics Thailand PCL, NVDR	200,200	423,034
Kasikornbank PCL, NVDR	76,200	316,733
Krung Thai Bank PCL, NVDR	635,800	293,228
PTT Global Chemical PCl, NVDR	794,600	1,099,143
Siam Cement PCL (The)	6,300	80,166
Thai Union Group PCL, NVDR	1,844,200	876,077

		3,936,712

Turkey — 2.1%
Arcelik A/S	27,364	130,996
Eregli Demir ve Celik Fabrikalari TAS	258,822	269,335
Ford Otomotiv Sanayi A/S	13,805	143,197
TAV Havalimanlari Holding A/S	128,338	799,992
Tofas Turk Otomobil Fabrikasi A/S	92,029	597,449
Tupras Turkiye Petrol Rafinerileri A/S*	22,408	534,437
Turkiye Garanti Bankasi A/S	164,304	400,272
Turkiye Is Bankasi (Class C Stock)	47,666	75,005

COMMON STOCKS (continued)	Shares	Value (Note 2)
Turkey (continued)
Turkiye Sise ve Cam Fabrikalari A/S	332,666	$363,578

		3,314,261

TOTAL COMMON STOCKS (cost $161,313,016)		139,763,690

PREFERRED STOCKS — 1.7%
Brazil
Braskem SA (PRFC A)	122,100	852,424
Cia Energetica de Sao Paulo (PRFC B)	28,800	97,547
Itau Unibanco Holding SA, ADR (PRFC)	63,990	416,575
Itausa — Investimentos Itau SA (PRFC)	117,600	204,509
Petroleo Brasileiro SA (PRFC)*	698,700	1,183,264

TOTAL PREFERRED STOCKS (cost $4,353,648)		2,754,319

TOTAL LONG-TERM INVESTMENTS (cost $165,666,664)		142,518,009

SHORT-TERM INVESTMENT — 12.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $20,388,460; includes $7,472,896 of cash collateral for securities on loan)(b)(v)(w)(Note 4)	20,388,460	20,388,460

TOTAL INVESTMENTS — 102.5% (cost $186,055,124)		162,906,469
Liabilities in excess of other assets(z) — (2.5)%		(4,050,023)

NET ASSETS — 100.0%		$158,856,446

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,254,626; cash collateral of $7,472,896 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(v)	Includes an amount of $710,011 segregated as collateral for swap agreements.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
69	FTSE Bursa Malaysia KLCI Index	Jan. 2016	$1,347,367	$1,356,777	$9,410
86	Hang Seng China Enterprises Index	Jan. 2016	5,466,625	5,384,675	(81,950)
11	KOSPI 200 Index	Mar. 2016	1,114,444	1,127,862	13,418
22	SGX MSCI Singapore Index	Jan. 2016	500,423	502,094	1,671

					(57,451)

Short Positions:
145	BIST National 30 Index	Feb. 2016	457,209	442,870	14,339
140	FTSE/JSE Top 40 Index	Mar. 2016	4,002,162	4,188,866	(186,704)
20	MEX Bolsa Index	Mar. 2016	503,914	500,612	3,302
5	MSCI Taiwan Stock Index	Jan. 2016	153,405	152,200	1,205
215	SET50 Index	Mar. 2016	952,596	949,501	3,095
107	SGX CNX Nifty 50 Index	Jan. 2016	1,696,632	1,700,873	(4,241)

					(169,004)

					$(226,455)

(1)	Cash of $1,013,520 has been segregated with Barclays Bank to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/16/16	Citigroup Global Markets	BRL	2,450	$610,160	$603,741	$(6,419)
Expiring 03/16/16	Citigroup Global Markets	BRL	348	87,147	85,633	(1,514)
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	2,450	610,160	603,741	(6,419)
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	443	109,994	109,166	(828)
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	348	87,148	85,633	(1,515)
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	39	10,013	9,611	(402)
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	24	5,970	5,914	(56)
Chilean Peso,
Expiring 03/16/16	Citigroup Global Markets	CLP	1,459,105	2,052,776	2,041,324	(11,452)
Expiring 03/16/16	Citigroup Global Markets	CLP	414,032	585,787	579,241	(6,546)
Expiring 03/16/16	Credit Suisse First Boston Corp.	CLP	1,459,105	2,052,776	2,041,324	(11,452)
Expiring 03/16/16	Credit Suisse First Boston Corp.	CLP	414,032	585,787	579,241	(6,546)
Expiring 03/16/16	Credit Suisse First Boston Corp.	CLP	283,817	401,438	397,067	(4,371)
Expiring 03/16/16	Credit Suisse First Boston Corp.	CLP	210,735	294,734	294,823	89
Expiring 03/16/16	Credit Suisse First Boston Corp.	CLP	11,862	16,849	16,595	(254)
Czech Koruna,
Expiring 03/16/16	Citigroup Global Markets	CZK	25,626	1,033,164	1,032,956	(208)
Expiring 03/16/16	Citigroup Global Markets	CZK	13,786	541,985	555,715	13,730
Expiring 03/16/16	Citigroup Global Markets	CZK	11,786	478,518	475,074	(3,444)
Expiring 03/16/16	Citigroup Global Markets	CZK	9,452	386,014	380,988	(5,026)
Expiring 03/16/16	Citigroup Global Markets	CZK	50	1,980	2,016	36
Expiring 03/16/16	Credit Suisse First Boston Corp.	CZK	25,626	1,033,166	1,032,956	(210)
Expiring 03/16/16	Credit Suisse First Boston Corp.	CZK	13,786	541,986	555,715	13,729
Expiring 03/16/16	Credit Suisse First Boston Corp.	CZK	11,786	478,519	475,075	(3,444)
Expiring 03/16/16	Credit Suisse First Boston Corp.	CZK	9,452	386,013	380,988	(5,025)
Expiring 03/16/16	Credit Suisse First Boston Corp.	CZK	50	1,978	2,016	38
Hong Kong Dollar,
Expiring 03/16/16	Citigroup Global Markets	HKD	8,050	1,039,183	1,039,329	146
Expiring 03/16/16	Citigroup Global Markets	HKD	4,700	606,779	606,814	35
Expiring 03/16/16	Citigroup Global Markets	HKD	3,478	448,873	448,982	109
Expiring 03/16/16	Citigroup Global Markets	HKD	3,266	421,594	421,666	72
Expiring 03/16/16	Citigroup Global Markets	HKD	1,900	245,273	245,308	35
Expiring 03/16/16	Citigroup Global Markets	HKD	700	90,377	90,377	—

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Hong Kong Dollar (continued),
Expiring 03/16/16	Citigroup Global Markets	HKD	500	$64,546	$64,554	$8
Expiring 03/16/16	Citigroup Global Markets	HKD	500	64,548	64,555	7
Expiring 03/16/16	Citigroup Global Markets	HKD	450	58,083	58,099	16
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	20,571	2,655,941	2,655,906	(35)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	8,050	1,039,183	1,039,329	146
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	4,700	606,779	606,814	35
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	3,478	448,873	448,982	109
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	3,266	421,594	421,666	72
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	1,900	245,301	245,307	6
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	700	90,378	90,376	(2)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	500	64,554	64,555	1
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	500	64,556	64,555	(1)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	450	58,080	58,099	19
Hungarian Forint,
Expiring 03/16/16	Citigroup Global Markets	HUF	340,634	1,155,909	1,172,373	16,464
Expiring 03/16/16	Citigroup Global Markets	HUF	299,283	1,039,975	1,030,054	(9,921)
Expiring 03/16/16	Citigroup Global Markets	HUF	265,669	924,680	914,363	(10,317)
Expiring 03/16/16	Citigroup Global Markets	HUF	246,547	852,885	848,551	(4,334)
Expiring 03/16/16	Citigroup Global Markets	HUF	199,952	693,148	688,182	(4,966)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HUF	340,634	1,155,912	1,172,373	16,461
Expiring 03/16/16	Credit Suisse First Boston Corp.	HUF	299,283	1,039,977	1,030,054	(9,923)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HUF	265,669	924,682	914,364	(10,318)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HUF	246,547	852,887	848,551	(4,336)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HUF	199,952	693,149	688,182	(4,967)
Indian Rupee,
Expiring 03/16/16	Citigroup Global Markets	INR	126,619	1,872,524	1,889,721	17,197
Expiring 03/16/16	Citigroup Global Markets	INR	75,934	1,121,295	1,133,266	11,971
Expiring 03/16/16	Citigroup Global Markets	INR	50,618	745,296	755,450	10,154
Expiring 03/16/16	Citigroup Global Markets	INR	50,576	746,067	754,812	8,745
Expiring 03/16/16	Citigroup Global Markets	INR	43,564	642,258	650,169	7,911
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	126,619	1,872,524	1,889,721	17,197
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	75,934	1,121,295	1,133,266	11,971
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	50,618	745,296	755,450	10,154
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	50,576	746,067	754,812	8,745
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	43,564	642,258	650,169	7,911
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	39,629	590,156	591,440	1,284
Indonesian Rupiah,
Expiring 03/16/16	Citigroup Global Markets	IDR	5,318,202	377,046	378,493	1,447
Expiring 03/16/16	Citigroup Global Markets	IDR	5,163,424	365,296	367,478	2,182
Expiring 03/16/16	Citigroup Global Markets	IDR	5,074,485	358,344	361,147	2,803
Expiring 03/16/16	Citigroup Global Markets	IDR	2,868,225	203,494	204,130	636
Expiring 03/16/16	Credit Suisse First Boston Corp.	IDR	14,840,104	1,058,118	1,056,160	(1,958)
Expiring 03/16/16	Credit Suisse First Boston Corp.	IDR	5,318,202	377,046	378,493	1,447
Expiring 03/16/16	Credit Suisse First Boston Corp.	IDR	5,163,424	365,296	367,478	2,182
Expiring 03/16/16	Credit Suisse First Boston Corp.	IDR	5,074,485	358,344	361,147	2,803
Expiring 03/16/16	Credit Suisse First Boston Corp.	IDR	2,868,225	203,494	204,130	636
Expiring 03/16/16	Credit Suisse First Boston Corp.	IDR	2,782,100	195,923	198,001	2,078
Expiring 03/16/16	Credit Suisse First Boston Corp.	IDR	751,211	53,277	53,463	186
Israeli Shekel,
Expiring 03/16/16	Citigroup Global Markets	ILS	5,900	1,525,764	1,518,787	(6,977)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ILS	5,900	1,525,761	1,518,787	(6,974)
Malaysian Ringgit,
Expiring 03/16/16	Citigroup Global Markets	MYR	700	161,975	162,146	171
Expiring 03/16/16	Citigroup Global Markets	MYR	350	83,136	81,073	(2,063)
Expiring 03/16/16	Citigroup Global Markets	MYR	100	23,102	23,164	62
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	769	178,319	178,130	(189)
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	744	177,143	172,339	(4,804)
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	700	161,975	162,146	171

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Malaysian Ringgit (continued),
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	350	$83,136	$81,073	$(2,063)
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	100	23,102	23,164	62
Mexican Peso,
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	20,500	1,196,043	1,182,901	(13,142)
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	9,178	547,750	529,593	(18,157)
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	5,717	333,334	329,885	(3,449)
New Taiwanese Dollar,
Expiring 03/16/16	Credit Suisse First Boston Corp.	TWD	42,787	1,296,576	1,303,790	7,214
Expiring 03/16/16	Credit Suisse First Boston Corp.	TWD	19,458	596,322	592,917	(3,405)
Peruvian Nuevo Sol, Expiring 03/16/16	Credit Suisse First Boston Corp.	PEN	100	29,240	28,927	(313)
Polish Zloty, Expiring 03/16/16	Credit Suisse First Boston Corp.	PLN	3,091	777,865	786,798	8,933
Singapore Dollar,
Expiring 03/16/16	Citigroup Global Markets	SGD	2,575	1,814,689	1,811,463	(3,226)
Expiring 03/16/16	Citigroup Global Markets	SGD	2,555	1,798,863	1,797,393	(1,470)
Expiring 03/16/16	Citigroup Global Markets	SGD	1,360	965,469	956,734	(8,735)
Expiring 03/16/16	Citigroup Global Markets	SGD	1,170	833,165	823,073	(10,092)
Expiring 03/16/16	Citigroup Global Markets	SGD	765	544,449	538,163	(6,286)
Expiring 03/16/16	Citigroup Global Markets	SGD	585	412,813	411,536	(1,277)
Expiring 03/16/16	Citigroup Global Markets	SGD	225	158,596	158,283	(313)
Expiring 03/16/16	Citigroup Global Markets	SGD	110	78,026	77,383	(643)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	2,575	1,814,686	1,811,464	(3,222)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	2,555	1,798,860	1,797,394	(1,466)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	1,360	965,467	956,734	(8,733)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	1,170	833,166	823,073	(10,093)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	765	544,447	538,162	(6,285)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	585	412,812	411,536	(1,276)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	225	158,607	158,283	(324)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	110	78,026	77,383	(643)
South African Rand,
Expiring 03/16/16	Citigroup Global Markets	ZAR	3,800	260,387	242,228	(18,159)
Expiring 03/16/16	Citigroup Global Markets	ZAR	3,200	224,218	203,982	(20,236)
Expiring 03/16/16	Citigroup Global Markets	ZAR	900	61,750	57,370	(4,380)
Expiring 03/16/16	Citigroup Global Markets	ZAR	450	30,469	28,685	(1,784)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	20,999	1,359,599	1,338,570	(21,029)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	3,800	260,387	242,228	(18,159)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	3,200	224,218	203,982	(20,236)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	900	61,665	57,370	(4,295)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	522	34,230	33,275	(955)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	450	30,469	28,685	(1,784)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	143	9,671	9,115	(556)
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	65	4,218	4,143	(75)
South Korean Won,
Expiring 03/16/16	Citigroup Global Markets	KRW	1,472,162	1,267,289	1,253,420	(13,869)
Expiring 03/16/16	Credit Suisse First Boston Corp.	KRW	2,040,041	1,716,484	1,736,920	20,436
Expiring 03/16/16	Credit Suisse First Boston Corp.	KRW	1,670,143	1,434,215	1,421,984	(12,231)
Expiring 03/16/16	Credit Suisse First Boston Corp.	KRW	1,472,162	1,267,305	1,253,420	(13,885)
Thai Baht,
Expiring 03/16/16	Citigroup Global Markets	THB	500	13,808	13,868	60
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	1,000	27,548	27,738	190
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	1,000	27,873	27,738	(135)
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	1,000	28,014	27,738	(276)
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	500	13,808	13,868	60
Turkish Lira,
Expiring 03/16/16	Citigroup Global Markets	TRY	8,163	2,736,700	2,738,855	2,155
Expiring 03/16/16	Citigroup Global Markets	TRY	6,794	2,269,356	2,279,493	10,137
Expiring 03/16/16	Citigroup Global Markets	TRY	3,398	1,142,335	1,140,047	(2,288)

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira (continued),
Expiring 03/16/16	Citigroup Global Markets	TRY	2,749	$918,665	$922,455	$3,790
Expiring 03/16/16	Citigroup Global Markets	TRY	2,035	685,559	682,731	(2,828)
Expiring 03/16/16	Citigroup Global Markets	TRY	2,025	683,959	679,461	(4,498)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	8,163	2,736,693	2,738,855	2,162
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	6,794	2,269,351	2,279,493	10,142
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	3,398	1,142,338	1,140,047	(2,291)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	2,749	918,667	922,455	3,788
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	2,035	685,556	682,731	(2,825)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	2,025	683,958	679,461	(4,497)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	472	157,715	158,369	654
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	54	18,193	18,119	(74)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	13	4,348	4,362	14
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	1	336	336	—

				$92,566,513	$92,394,543	$(171,970)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/16/16	Citigroup Global Markets	BRL	2,200	$562,636	$542,135	$20,501
Expiring 03/16/16	Citigroup Global Markets	BRL	1,750	454,189	431,244	22,945
Expiring 03/16/16	Citigroup Global Markets	BRL	1,500	386,481	369,637	16,844
Expiring 03/16/16	Citigroup Global Markets	BRL	850	212,339	209,461	2,878
Expiring 03/16/16	Citigroup Global Markets	BRL	500	129,098	123,212	5,886
Expiring 03/16/16	Citigroup Global Markets	BRL	450	115,821	110,891	4,930
Expiring 03/16/16	Citigroup Global Markets	BRL	450	112,177	110,891	1,286
Expiring 03/16/16	Citigroup Global Markets	BRL	100	25,471	24,642	829
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	2,200	562,636	542,135	20,501
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	1,929	497,485	475,353	22,132
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	1,750	454,194	431,243	22,951
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	1,500	386,477	369,637	16,840
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	850	212,342	209,461	2,881
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	500	129,098	123,212	5,886
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	450	115,821	110,891	4,930
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	450	112,177	110,891	1,286
Expiring 03/16/16	Credit Suisse First Boston Corp.	BRL	100	25,471	24,642	829
Chilean Peso, Expiring 03/16/16	Credit Suisse First Boston Corp.	CLP	1,702	2,380	2,382	(2)
Colombian Peso,
Expiring 03/16/16	Citigroup Global Markets	COP	3,783,917	1,179,641	1,181,631	(1,990)
Expiring 03/16/16	Citigroup Global Markets	COP	1,350,000	403,199	421,574	(18,375)
Expiring 03/16/16	Citigroup Global Markets	COP	1,171,083	368,379	365,703	2,676
Expiring 03/16/16	Citigroup Global Markets	COP	1,100,000	353,803	343,505	10,298
Expiring 03/16/16	Citigroup Global Markets	COP	900,000	271,809	281,049	(9,240)
Expiring 03/16/16	Citigroup Global Markets	COP	850,000	251,418	265,435	(14,017)
Expiring 03/16/16	Citigroup Global Markets	COP	500,000	155,544	156,138	(594)
Expiring 03/16/16	Citigroup Global Markets	COP	250,000	78,690	78,069	621
Expiring 03/16/16	Citigroup Global Markets	COP	150,000	44,484	46,842	(2,358)
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	3,783,917	1,179,641	1,181,631	(1,990)
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	1,350,000	403,199	421,574	(18,375)
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	1,171,083	368,379	365,703	2,676
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	1,100,000	353,803	343,505	10,298
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	900,000	271,809	281,049	(9,240)
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	850,000	251,418	265,435	(14,017)
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	800,000	236,686	249,821	(13,135)
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	500,000	155,544	156,138	(594)

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Colombian Peso (continued),
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	250,000	$78,690	$78,069	$621
Expiring 03/16/16	Credit Suisse First Boston Corp.	COP	150,000	44,484	46,842	(2,358)
Hong Kong Dollar,
Expiring 03/16/16	Citigroup Global Markets	HKD	2,000	258,138	258,219	(81)
Expiring 03/16/16	Citigroup Global Markets	HKD	900	116,159	116,198	(39)
Expiring 03/16/16	Citigroup Global Markets	HKD	900	116,147	116,199	(52)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	24,400	3,148,918	3,150,266	(1,348)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	19,937	2,573,180	2,574,051	(871)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	2,000	258,110	258,219	(109)
Expiring 03/16/16	Credit Suisse First Boston Corp.	HKD	185	23,875	23,885	(10)
Hungarian Forint, Expiring 03/16/16	Credit Suisse First Boston Corp.	HUF	335,000	1,161,141	1,152,984	8,157
Indian Rupee,
Expiring 03/16/16	Citigroup Global Markets	INR	51,500	762,958	768,608	(5,650)
Expiring 03/16/16	Citigroup Global Markets	INR	45,000	663,819	671,599	(7,780)
Expiring 03/16/16	Citigroup Global Markets	INR	13,500	199,231	201,480	(2,249)
Expiring 03/16/16	Citigroup Global Markets	INR	13,000	191,669	194,018	(2,349)
Expiring 03/16/16	Citigroup Global Markets	INR	8,000	117,986	119,395	(1,409)
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	51,500	762,958	768,608	(5,650)
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	45,000	663,819	671,599	(7,780)
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	13,500	199,234	201,480	(2,246)
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	13,000	191,669	194,018	(2,349)
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	8,000	117,986	119,395	(1,409)
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	4,313	63,614	64,369	(755)
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	332	4,944	4,955	(11)
Expiring 03/16/16	Credit Suisse First Boston Corp.	INR	323	4,760	4,820	(60)
Malaysian Ringgit,
Expiring 03/16/16	Citigroup Global Markets	MYR	428	100,888	99,146	1,742
Expiring 03/16/16	Citigroup Global Markets	MYR	427	101,272	98,913	2,359
Expiring 03/16/16	Citigroup Global Markets	MYR	425	100,307	98,482	1,825
Expiring 03/16/16	Citigroup Global Markets	MYR	332	78,715	76,803	1,912
Expiring 03/16/16	Citigroup Global Markets	MYR	327	76,689	75,803	886
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	428	100,888	99,146	1,742
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	427	101,271	98,912	2,359
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	425	100,308	98,483	1,825
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	332	78,714	76,802	1,912
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	327	76,689	75,803	886
Expiring 03/16/16	Credit Suisse First Boston Corp.	MYR	36	8,401	8,339	62
Mexican Peso,
Expiring 03/16/16	Citigroup Global Markets	MXN	81,663	4,911,503	4,712,163	199,340
Expiring 03/16/16	Citigroup Global Markets	MXN	68,201	4,092,986	3,935,373	157,613
Expiring 03/16/16	Citigroup Global Markets	MXN	15,250	913,382	879,983	33,399
Expiring 03/16/16	Citigroup Global Markets	MXN	7,900	459,915	455,850	4,065
Expiring 03/16/16	Citigroup Global Markets	MXN	7,600	435,628	438,539	(2,911)
Expiring 03/16/16	Citigroup Global Markets	MXN	7,400	433,443	426,998	6,445
Expiring 03/16/16	Citigroup Global Markets	MXN	5,300	308,812	305,824	2,988
Expiring 03/16/16	Citigroup Global Markets	MXN	5,000	292,417	288,512	3,905
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	81,663	4,911,493	4,712,163	199,330
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	68,201	4,092,978	3,935,373	157,605
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	15,250	913,380	879,983	33,397
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	7,900	459,915	455,849	4,066
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	7,600	435,627	438,539	(2,912)
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	7,400	433,444	426,999	6,445
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	5,300	308,811	305,823	2,988
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	5,000	292,416	288,512	3,904
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	23	1,351	1,327	24
Expiring 03/16/16	Credit Suisse First Boston Corp.	MXN	3	176	173	3

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Taiwanese Dollar,
Expiring 03/16/16	Citigroup Global Markets	TWD	21,392	$654,571	$651,834	$2,737
Expiring 03/16/16	Citigroup Global Markets	TWD	8,000	244,880	243,773	1,107
Expiring 03/16/16	Citigroup Global Markets	TWD	1,500	45,662	45,708	(46)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TWD	39,000	1,184,690	1,188,394	(3,704)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TWD	21,392	654,579	651,834	2,745
Expiring 03/16/16	Credit Suisse First Boston Corp.	TWD	8,000	244,880	243,773	1,107
Expiring 03/16/16	Credit Suisse First Boston Corp.	TWD	1,500	45,662	45,708	(46)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TWD	39	1,184	1,189	(5)
Peruvian Nuevo Sol,
Expiring 03/16/16	Citigroup Global Markets	PEN	36	10,370	10,270	100
Expiring 03/16/16	Credit Suisse First Boston Corp.	PEN	100	29,155	28,928	227
Expiring 03/16/16	Credit Suisse First Boston Corp.	PEN	100	29,155	28,928	227
Expiring 03/16/16	Credit Suisse First Boston Corp.	PEN	100	29,112	28,927	185
Expiring 03/16/16	Credit Suisse First Boston Corp.	PEN	36	10,370	10,270	100
Philippine Peso,
Expiring 03/16/16	Citigroup Global Markets	PHP	36,838	774,062	779,447	(5,385)
Expiring 03/16/16	Citigroup Global Markets	PHP	36,350	763,251	769,126	(5,875)
Expiring 03/16/16	Citigroup Global Markets	PHP	28,062	590,529	593,763	(3,234)
Expiring 03/16/16	Credit Suisse First Boston Corp.	PHP	36,838	774,062	779,447	(5,385)
Expiring 03/16/16	Credit Suisse First Boston Corp.	PHP	36,350	763,251	769,126	(5,875)
Expiring 03/16/16	Credit Suisse First Boston Corp.	PHP	28,062	590,529	593,763	(3,234)
Expiring 03/16/16	Credit Suisse First Boston Corp.	PHP	4,000	83,490	84,636	(1,146)
Polish Zloty,
Expiring 03/16/16	Citigroup Global Markets	PLN	842	210,574	214,199	(3,625)
Expiring 03/16/16	Credit Suisse First Boston Corp.	PLN	842	210,575	214,200	(3,625)
Expiring 03/16/16	Credit Suisse First Boston Corp.	PLN	640	161,861	162,909	(1,048)
Expiring 03/16/16	Credit Suisse First Boston Corp.	PLN	145	36,312	36,909	(597)
Expiring 03/16/16	Credit Suisse First Boston Corp.	PLN	31	7,858	7,891	(33)
Singapore Dollar,
Expiring 03/16/16	Citigroup Global Markets	SGD	2,429	1,718,390	1,708,904	9,486
Expiring 03/16/16	Citigroup Global Markets	SGD	2,429	1,715,357	1,708,904	6,453
Expiring 03/16/16	Citigroup Global Markets	SGD	2,070	1,477,045	1,456,059	20,986
Expiring 03/16/16	Citigroup Global Markets	SGD	1,712	1,210,250	1,204,208	6,042
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	2,429	1,718,387	1,708,904	9,483
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	2,429	1,715,354	1,708,905	6,449
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	2,070	1,477,041	1,456,058	20,983
Expiring 03/16/16	Credit Suisse First Boston Corp.	SGD	1,712	1,210,248	1,204,208	6,040
South African Rand,
Expiring 03/16/16	Citigroup Global Markets	ZAR	6,955	477,276	443,313	33,963
Expiring 03/16/16	Citigroup Global Markets	ZAR	5,750	369,476	366,530	2,946
Expiring 03/16/16	Citigroup Global Markets	ZAR	5,550	362,744	353,782	8,962
Expiring 03/16/16	Citigroup Global Markets	ZAR	4,800	310,829	305,973	4,856
Expiring 03/16/16	Citigroup Global Markets	ZAR	2,344	159,252	149,440	9,812
Expiring 03/16/16	Citigroup Global Markets	ZAR	1,734	119,351	110,508	8,843
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	17,300	1,129,979	1,102,777	27,202
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	6,955	477,276	443,313	33,963
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	5,750	369,479	366,530	2,949
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	5,550	362,747	353,782	8,965
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	4,800	310,832	305,973	4,859
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	2,344	159,252	149,440	9,812
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	1,734	119,351	110,508	8,843
Expiring 03/16/16	Credit Suisse First Boston Corp.	ZAR	1,676	114,656	106,835	7,821
South Korean Won,
Expiring 03/16/16	Credit Suisse First Boston Corp.	KRW	2,310,000	1,957,461	1,966,766	(9,305)
Expiring 03/16/16	Credit Suisse First Boston Corp.	KRW	404,179	342,525	344,124	(1,599)
Thai Baht,
Expiring 03/16/16	Citigroup Global Markets	THB	4,742	131,960	131,533	427
Expiring 03/16/16	Citigroup Global Markets	THB	4,000	111,049	110,951	98

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Thai Baht (continued),
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	9,000	$246,761	$249,641	$(2,880)
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	4,742	131,960	131,533	427
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	4,000	111,049	110,951	98
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	1,100	30,494	30,511	(17)
Expiring 03/16/16	Credit Suisse First Boston Corp.	THB	1,000	27,430	27,738	(308)
Turkish Lira,
Expiring 03/16/16	Citigroup Global Markets	TRY	1,950	653,767	654,278	(511)
Expiring 03/16/16	Citigroup Global Markets	TRY	440	143,390	147,632	(4,242)
Expiring 03/16/16	Citigroup Global Markets	TRY	400	133,673	134,211	(538)
Expiring 03/16/16	Citigroup Global Markets	TRY	400	133,607	134,211	(604)
Expiring 03/16/16	Citigroup Global Markets	TRY	300	101,310	100,659	651
Expiring 03/16/16	Citigroup Global Markets	TRY	150	50,754	50,330	424
Expiring 03/16/16	Citigroup Global Markets	TRY	150	50,476	50,329	147
Expiring 03/16/16	Citigroup Global Markets	TRY	90	30,038	30,197	(159)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	7,530	2,525,665	2,526,521	(856)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	1,950	653,766	654,277	(511)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	440	143,389	147,632	(4,243)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	400	133,673	134,211	(538)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	400	133,511	134,210	(699)
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	300	101,310	100,659	651
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	150	50,667	50,329	338
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	150	50,476	50,329	147
Expiring 03/16/16	Credit Suisse First Boston Corp.	TRY	90	30,025	30,198	(173)

				$80,614,429	$79,524,420	1,090,009

						$918,039

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Goldman Sachs & Co.	02/03/16	ILS	5	Pay or receive amounts based on market value fluctuation of Tel Aviv 25 Index	$21,809	$—	$21,809
Goldman Sachs & Co.	02/03/16	HKD	5	Pay or receive amounts based on market value fluctuation of HSCEI Index China Index	(117,923)	—	(117,923)
Goldman Sachs & Co.	02/02/16	USD	(1)	Pay or receive amounts based on market value fluctuation of MSCI Taiwan Index	2,072	—	2,072
Morgan Stanley	02/22/16	BRL	—	Pay or receive amounts based on market value fluctuation of Bovespa Index	(20,956)	—	(20,956)
Morgan Stanley	03/23/16	PLN	1	Pay or receive amounts based on market value fluctuation of WIG20 Index	13,003	—	13,003
Morgan Stanley	03/11/16	KRW	25,500	Pay or receive amounts based on market value fluctuation of KOSPI 200 Index	16,705	—	16,705
Morgan Stanley	03/21/16	MXN	(33)	Pay or receive amounts based on market value fluctuation of MSCI Mexico Index	(14,112)	—	(14,112)

					$(99,402)	$—	$(99,402)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$5,872,181	$—	$—
Chile	1,938,784	—	—
China	3,683,443	34,485,903	285,282
Hong Kong	—	858,106	—
Hungary	—	210,569	—
India	10,902,742	—	—
Indonesia	—	4,094,652	—
Malaysia	347,122	2,936,352	—
Mexico	7,911,472	—	—
Peru	622,707	—	—
Poland	72,946	2,582,917	—
Romania	191,067	—	—
Russia	3,915,534	—	—
South Africa	—	9,950,291	—
South Korea	—	22,345,791	734,513
Taiwan	3,586,196	14,984,147	—
Thailand	—	3,936,712	—
Turkey	—	3,314,261	—
Preferred Stocks
Brazil	2,754,319	—	—
Affiliated Money Market Mutual Fund	20,388,460	—	—
Other Financial Instruments*
Futures	(226,455)	—	—
OTC Forward Foreign Currency Contracts	—	918,039	—
OTC Total Return Swaps	—	(99,402)	—

Total	$61,960,518	$100,518,338	$1,019,795

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$2,500,014	L1 to L2	Official Close to Model Price

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (4.7% represents investments purchased with collateral from securities on loan)	12.8%
Banks	11.4
Food Products	5.0
Technology Hardware, Storage & Peripherals	4.9
Oil, Gas & Consumable Fuels	4.5
Internet Software & Services	4.3
Automobiles	4.1
Wireless Telecommunication Services	3.9
Semiconductors & Semiconductor Equipment	3.8
Insurance	3.7
Chemicals	3.6
IT Services	3.3
Electronic Equipment, Instruments & Components	3.3
Real Estate Management & Development	2.3
Diversified Financial Services	2.3
Textiles, Apparel & Luxury Goods	2.2
Food & Staples Retailing	2.2
Airlines	2.1
Specialty Retail	1.8
Media	1.7
Industrial Conglomerates	1.7
Pharmaceuticals	1.7
Health Care Providers & Services	1.6
Beverages	1.5

Capital Markets	1.2%
Machinery	1.2
Multiline Retail	1.1
Software	1.0
Transportation Infrastructure	0.9
Diversified Telecommunication Services	0.9
Electric Utilities	0.8
Paper & Forest Products	0.8
Real Estate Investment Trusts (REITs)	0.8
Personal Products	0.5
Metals & Mining	0.4
Household Products	0.4
Hotels, Restaurants & Leisure	0.3
Internet & Catalog Retail	0.3
Household Durables	0.3
Electrical Equipment	0.3
Tobacco	0.3
Construction Materials	0.3
Construction & Engineering	0.2
Aerospace & Defense	0.2
Auto Components	0.2
Independent Power & Renewable Electricity Producers	0.1
Commercial Services & Supplies	0.1
Consumer Finance	0.1
Marine	0.1

102.5
Liabilities in excess of other assets	(2.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risks associated with derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$1,575,574		Unrealized depreciation on OTC forward foreign currency exchange contracts	$657,535
Equity contracts	Due from/to broker-variation margin futures	46,440	*	Due from/to broker-variation margin futures	272,895	*
Equity contracts	Unrealized appreciation on OTC swap agreements	53,589		Unrealized depreciation on OTC swap agreements	152,991

Total		$1,675,603			$1,083,421

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$—	$—	$(4,654,850)	$(4,654,850)
Equity contracts	183,453	(199,062)	(693,864)	—	(709,473)

Total	$183,453	$(199,062)	$(693,864)	$(4,654,850)	$(5,364,323)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$—	$—	$4,059,326	$4,059,326
Equity contracts	(15,676)	14,128	(458,687)	—	(460,235)

Total	$(15,676)	$14,128	$(458,687)	$4,059,326	$3,599,091

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Total Return Swap Agreements(3)
$10,499,929	$14,874,579	$141,187,974	$123,661,570	$1,322

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Citigroup Global Markets	$734,292	$(266,584)	$(580,000)	$—
Credit Suisse First Boston Corp.	841,282	(390,951)	(500,000)	—
Goldman Sachs & Co.	23,881	(23,881)	—	—
Morgan Stanley	29,708	(29,708)	—	—

	$1,629,163

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Citigroup Global Markets	$(266,584)	$266,584	$—	$—
Credit Suisse First Boston Corp.	(390,951)	390,951	—	—
Goldman Sachs & Co.	(117,923)	23,881	980,000	—
Morgan Stanley	(35,068)	29,708	1,351,238	—

	$(810,526)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $7,254,626:
Unaffiliated investments (cost $165,666,664)	$142,518,009
Affiliated investments (cost $20,388,460)	20,388,460
Cash	423,808
Foreign currency, at value (cost $412,914)	413,284
Deposit with Broker for futures	1,013,520
Cash segregated for Counterparty — OTC	1,623,266
Unrealized appreciation on OTC forward foreign currency contracts	1,575,574
Dividends receivable	333,190
Receivable from affiliate	92,322
Receivable for investments sold	86,118
Unrealized appreciation on OTC swap agreements	53,589
Due from broker-variation margin futures	26,400
Receivable for fund share sold	20,731
Tax reclaim receivable	17,209
Prepaid expenses	1,793

Total Assets	168,587,273

LIABILITIES:
Payable to broker for collateral for securities on loan	7,472,896
Cash segregated from Counterparty — OTC	1,080,000
Unrealized depreciation on OTC forward foreign currency contracts	657,535
Unrealized depreciation on OTC swap agreements	152,991
Accrued expenses and other liabilities	149,757
Payable for investments purchased	130,758
Advisory fees payable	77,469
Foreign withholding taxes payable	4,565
Distribution fee payable	4,228
Affiliated transfer agent fee payable	340
Payable for fund share repurchased	288

Total Liabilities	9,730,827

NET ASSETS	$158,856,446

Net assets were comprised of:
Paid-in capital	$195,471,632
Retained earnings	(36,615,186)

Net assets, December 31, 2015	$158,856,446

Net asset value and redemption price per share, $158,856,446 / 18,963,993 outstanding shares of beneficial interest	$8.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $755,082 foreign withholding tax)	$5,255,693
Affiliated dividend income	29,235
Affiliated income from securities lending, net	17,651

5,302,579

EXPENSES
Advisory fees	2,252,707
Distribution fee	364,840
Custodian and accounting fees	285,000
Audit fee	32,000
Trustees’ fees	14,000
Legal fees and expenses	12,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	3,000
Miscellaneous	36,958

Total expenses	3,017,505

NET INVESTMENT INCOME	2,285,074

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(16,821,863)
Futures transactions	(199,062)
Swap agreements transactions	(693,864)
Foreign currency transactions	(5,430,975)

(23,145,764)

Net change in unrealized appreciation (depreciation) on:
Investments	(17,458,132)
Futures	14,128
Swap agreements	(458,687)
Foreign currencies	4,064,704

(13,837,987)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(36,983,751)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,698,677)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,285,074	$3,000,162
Net realized gain (loss) on investment and foreign currency transactions	(23,145,764)	4,647,103
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(13,837,987)	(10,958,400)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(34,698,677)	(3,311,135)

FUND SHARE TRANSACTIONS:
Fund share sold [787,527 and 11,019,848 shares, respectively]	7,658,167	107,417,872
Fund share repurchased [8,418,668 and 1,484,373 shares, respectively]	(77,922,399)	(15,023,100)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(70,264,232)	92,394,772

TOTAL INCREASE (DECREASE) IN NET ASSETS	(104,962,909)	89,083,637
NET ASSETS:
Beginning of year	263,819,355	174,735,718

End of year	$158,856,446	$263,819,355

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK iSHARES ETF PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.9%
EXCHANGE TRADED FUNDS	Shares	Value (Note 2)
iShares 1-3 Year Credit Bond ETF	29,160	$3,050,136
iShares Core S&P 500 ETF(a)	304,379	62,358,126
iShares Core U.S. Aggregate Bond ETF	1,256,277	135,690,479
iShares iBoxx $ High Yield Corporate Bond ETF(a)	113,629	9,156,225
iShares iBoxx $ Investment Grade Corporate Bond ETF	53,228	6,068,524
iShares Intermediate Credit Bond ETF	113,565	12,183,253
iShares MSCI EAFE ETF(a)	656,618	38,576,307
iShares MSCI EMU ETF	191,606	6,713,874
iShares MSCI Japan ETF(a)	188,655	2,286,499
iShares Russell 2000 ETF(a)	133,187	14,984,869
iShares U.S. Financials ETF(a)	34,212	3,023,657
iShares U.S. Healthcare ETF	20,033	3,005,150
iShares U.S. Technology ETF(a)	35,321	3,780,407

TOTAL EXCHANGE TRADED FUNDS (cost $306,559,701)		300,877,506

SHORT-TERM INVESTMENT — 22.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $68,659,647; includes $66,232,647 of cash collateral for securities on loan)(b)(w)(Note 4)	68,659,647	68,659,647

Value (Note 2)
TOTAL INVESTMENTS — 121.4% (cost $375,219,348)	$369,537,153
Liabilities in excess of other assets(z) — (21.4)%	(65,215,397)

NET ASSETS — 100.0%	$304,321,756

See the Glossary for abbreviations used in the annual report.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $64,037,523; cash collateral of $66,232,647 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
64	Euro STOXX 50	Mar. 2016	$2,250,008	$2,282,709	$32,701
40	S&P 500 E-Mini	Mar. 2016	4,019,651	4,070,800	51,149

					83,850

Short Positions:
71	10 Year U.S. Treasury Notes	Mar. 2016	8,926,663	8,939,344	(12,681)
29	Euro Currency	Mar. 2016	3,956,688	3,946,175	10,513
7	Japanese Yen Currency	Mar. 2016	712,731	729,094	(16,363)

					(18,531)

					$65,319

(1)	Cash of $626,350 has been segregated with Goldman, Sachs & Co. to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK iSHARES ETF PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$300,877,506	$—	$—
Affiliated Money Market Mutual Fund	68,659,647	—	—
Other Financial Instruments*
Futures	65,319	—	—

Total	$369,602,472	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Exchange Traded Funds	98.9%
Affiliated Money Market Mutual Fund (21.8% represents investments purchased with collateral from securities on loan)	22.5

121.4
Liabilities in excess of other assets	(21.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and the Statement of Operations is presented in the summary below:

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$83,850	*	—	$—
Foreign exchange contracts	Due from/to broker-variation margin futures	10,513	*	Due from/to broker-variation margin futures	16,363	*
Interest rate contracts	—	—		Due from/to broker-variation margin futures	12,681	*

Total		$94,363			$29,044

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only settled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(138,576)
Foreign exchange contracts	527,690
Interest rate contracts	145,815

Total	$534,929

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK iSHARES ETF PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$83,850
Foreign exchange contracts	(5,850)
Interest rate contracts	(12,681)

Total	$65,319

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)
$1,253,932	$10,476,082

(1)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK iSHARES ETF PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $64,037,523:
Unaffiliated investments (cost $306,559,701)	$300,877,506
Affiliated investments (cost $68,659,647)	68,659,647
Foreign currency, at value (cost $51,095)	50,797
Deposit with Broker for futures	626,350
Receivable for fund share sold	404,752
Dividends receivable	132,395
Prepaid expenses	2,141

Total Assets	370,753,588

LIABILITIES:
Payable to broker for collateral for securities on loan	66,232,647
Due to broker-variation margin futures	91,565
Advisory fees payable	63,351
Accrued expenses and other liabilities	35,335
Distribution fee payable	8,510
Affiliated transfer agent fee payable	340
Payable for fund share repurchased	84

Total Liabilities	66,431,832

NET ASSETS	$304,321,756

Net assets were comprised of:
Paid-in capital	$294,128,388
Retained earnings	10,193,368

Net assets, December 31, 2015	$304,321,756

Net asset value and redemption price per share, $304,321,756 / 27,578,673 outstanding shares of beneficial interest	$11.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$6,311,805
Affiliated income from securities lending, net	290,565
Affiliated dividend income	7,576
Interest income	116

6,610,062

EXPENSES
Advisory fees	2,220,920
Distribution fee	497,357
Custodian and accounting fees	47,000
Audit fee	28,000
Trustees’ fees	13,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	3,000
Shareholders’ reports	3,000
Loan interest expense	238
Miscellaneous	10,371

Total expenses	2,840,886

Less: advisory fee waivers and/or expense reimbursement	(534,369)

Net expenses	2,306,517

NET INVESTMENT INCOME	4,303,545

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,308,145
Futures transactions	534,929
Foreign currency transactions	(206)

4,842,868

Net change in unrealized appreciation (depreciation) on:
Investments	(9,802,549)
Futures	65,319
Foreign currencies	(298)

(9,737,528)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(4,894,660)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(591,115)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,303,545	$2,797,080
Net realized gain on investment and foreign currency transactions	4,842,868	2,974,412
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(9,737,528)	(307,524)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(591,115)	5,463,968

FUND SHARE TRANSACTIONS:
Fund share sold [8,415,020 and 11,072,137 shares, respectively]	94,191,643	120,335,120
Fund share repurchased [2,010,250 and 692,092 shares, respectively]	(22,168,133)	(7,501,864)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	72,023,510	112,833,256

TOTAL INCREASE IN NET ASSETS	71,432,395	118,297,224
NET ASSETS:
Beginning of year	232,889,361	114,592,137

End of year	$304,321,756	$232,889,361

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 7.2%
General Dynamics Corp.	79,712	$10,949,240
Honeywell International, Inc.	35,046	3,629,714
Lockheed Martin Corp.	72,451	15,732,735
Raytheon Co.	89,332	11,124,514
Textron, Inc.	128,888	5,414,585
United Technologies Corp.	74,830	7,188,918

		54,039,706

Airlines — 2.7%
Delta Air Lines, Inc.	272,610	13,818,601
United Continental Holdings, Inc.*	118,370	6,782,601

		20,601,202

Auto Components — 0.7%
Lear Corp.	43,273	5,315,223

Banks — 12.5%
BB&T Corp.	151,117	5,713,734
Citigroup, Inc.	435,709	22,547,941
Fifth Third Bancorp	240,598	4,836,020
JPMorgan Chase & Co.	507,625	33,518,479
Wells Fargo & Co.	503,549	27,372,924

		93,989,098

Biotechnology — 1.7%
Gilead Sciences, Inc.	125,733	12,722,922

Chemicals — 1.7%
Dow Chemical Co. (The)	110,579	5,692,607
Huntsman Corp.	324,551	3,690,145
Methanex Corp. (Canada)(a)	110,916	3,661,337

		13,044,089

Communications Equipment — 3.3%
Brocade Communications Systems, Inc.	45,495	417,644
Cisco Systems, Inc.	572,179	15,537,521
Harris Corp.	98,956	8,599,276

		24,554,441

Consumer Finance — 6.1%
Ally Financial, Inc.*	353,207	6,583,778
Capital One Financial Corp.	311,510	22,484,792
Discover Financial Services	247,538	13,272,988
Navient Corp.	301,048	3,447,000

		45,788,558

Containers & Packaging — 1.7%
Crown Holdings, Inc.*	144,683	7,335,428
WestRock Co.	116,769	5,327,002

		12,662,430

Diversified Financial Services — 4.5%
Berkshire Hathaway, Inc. (Class B Stock)*	259,815	34,305,973

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	320,397	14,808,749

Electronic Equipment, Instruments & Components — 0.8%
Flextronics International Ltd.*	552,047	6,188,447

Food & Staples Retailing — 0.8%
CVS Health Corp.	64,442	6,300,494

Food Products — 0.9%
Tyson Foods, Inc. (Class A Stock)(a)	127,882	6,819,947

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies — 1.8%
Medtronic PLC	110,988	$8,537,197
Zimmer Biomet Holdings, Inc.	52,731	5,409,673

		13,946,870

Health Care Providers & Services — 6.3%
Anthem, Inc.	57,836	8,064,652
Cardinal Health, Inc.	75,033	6,698,196
CIGNA Corp.	60,235	8,814,188
Express Scripts Holding Co.*(a)	159,320	13,926,161
McKesson Corp.	30,800	6,074,683
Quest Diagnostics, Inc.(a)	56,166	3,995,649

		47,573,529

Hotels, Restaurants & Leisure — 0.5%
Six Flags Entertainment Corp.	71,838	3,946,780

Independent Power & Renewable Electricity Producers — 1.0%
AES Corp.	768,797	7,357,387

Insurance — 6.1%
ACE Ltd.	116,029	13,557,989
Allstate Corp. (The)	109,391	6,792,087
AON PLC	58,572	5,400,924
MetLife, Inc.	181,556	8,752,815
Travelers Cos., Inc. (The)	46,366	5,232,867
XL Group PLC (Ireland)	170,079	6,663,695

		46,400,377

Internet Software & Services — 1.0%
eBay, Inc.*	273,172	7,506,767

IT Services — 0.6%
Computer Sciences Corp.	128,331	4,193,857

Machinery — 0.8%
Crane Co.	43,616	2,086,589
Ingersoll-Rand PLC	76,036	4,204,030

		6,290,619

Media — 6.0%
CBS Corp. (Class B Stock)	148,081	6,979,058
Comcast Corp. (Class A Stock)	120,783	6,815,785
Liberty Broadband Corp. (Class C Stock)*	61,475	3,188,094
Liberty Global PLC (United Kingdom) (Class C Stock)*	314,541	12,823,837
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*(a)	26,728	1,149,303
Liberty Media Corp. (Class C Stock)*	119,388	4,546,295
Omnicom Group, Inc.	22,278	1,685,553
Time Warner, Inc.	102,033	6,598,474
Time, Inc.	82,373	1,290,785

		45,077,184

Metals & Mining — 0.3%
Barrick Gold Corp. (Canada)	259,372	1,914,165

Multiline Retail — 1.7%
Target Corp.	178,642	12,971,196

Oil, Gas & Consumable Fuels — 10.0%
Anadarko Petroleum Corp.	74,428	3,615,712
Canadian Natural Resources Ltd. (Canada)(a)	211,578	4,618,748
Cimarex Energy Co.	31,634	2,827,447
Diamondback Energy, Inc.*(a)	49,043	3,280,977

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Energen Corp.	84,488	$3,463,163
EOG Resources, Inc.	214,030	15,151,184
EQT Corp.	34,172	1,781,386
Marathon Petroleum Corp.	59,084	3,062,915
Occidental Petroleum Corp.	287,293	19,423,880
Phillips 66	184,682	15,106,988
QEP Resources, Inc.	259,626	3,478,988

		75,811,388

Paper & Forest Products — 0.6%
International Paper Co.	111,385	4,199,214

Pharmaceuticals — 7.2%
Johnson & Johnson	216,850	22,274,832
Merck & Co., Inc.	211,706	11,182,311
Pfizer, Inc.	578,229	18,665,232
Teva Pharmaceutical Industries Ltd. (Israel), ADR	34,811	2,284,994

		54,407,369

Software — 5.8%
Activision Blizzard, Inc.	295,154	11,425,411
Microsoft Corp.	442,218	24,534,255
Oracle Corp.	205,806	7,518,093

		43,477,759

Specialty Retail — 0.4%
Best Buy Co., Inc.	91,076	2,773,264

Technology Hardware, Storage & Peripherals — 2.1%
Hewlett Packard Enterprise Co.	430,797	6,548,114
HP, Inc.	317,806	3,762,823
Seagate Technology PLC(a)	44,039	1,614,470
Western Digital Corp.(a)	66,703	4,005,515

		15,930,922

TOTAL LONG-TERM INVESTMENTS (cost $717,571,606)		744,919,926

SHORT-TERM INVESTMENT — 5.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $41,506,766; includes $32,790,651 of cash collateral received for securities on loan)(b)(w)(Note 4)	41,506,766	41,506,766

TOTAL INVESTMENTS — 104.3% (cost $759,078,372)		786,426,692
Liabilities in excess of other assets — (4.3)%		(32,168,484)

NET ASSETS — 100.0%		$754,258,208

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $31,831,207; cash collateral of $32,790,651 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$54,039,706	$—	$—
Airlines	20,601,202	—	—
Auto Components	5,315,223	—	—
Banks	93,989,098	—	—
Biotechnology	12,722,922	—	—
Chemicals	13,044,089	—	—
Communications Equipment	24,554,441	—	—
Consumer Finance	45,788,558	—	—
Containers & Packaging	12,662,430	—	—
Diversified Financial Services	34,305,973	—	—
Diversified Telecommunication Services	14,808,749	—	—
Electronic Equipment, Instruments & Components	6,188,447	—	—
Food & Staples Retailing	6,300,494	—	—
Food Products	6,819,947	—	—
Health Care Equipment & Supplies	13,946,870	—	—
Health Care Providers & Services	47,573,529	—	—
Hotels, Restaurants & Leisure	3,946,780	—	—
Independent Power & Renewable Electricity Producers	7,357,387	—	—
Insurance	46,400,377	—	—
Internet Software & Services	7,506,767	—	—
IT Services	4,193,857	—	—
Machinery	6,290,619	—	—
Media	45,077,184	—	—
Metals & Mining	1,914,165	—	—
Multiline Retail	12,971,196	—	—
Oil, Gas & Consumable Fuels	75,811,388	—	—
Paper & Forest Products	4,199,214	—	—
Pharmaceuticals	54,407,369	—	—
Software	43,477,759	—	—
Specialty Retail	2,773,264	—	—
Technology Hardware, Storage & Peripherals	15,930,922	—	—
Affiliated Money Market Mutual Fund	41,506,766	—	—

Total	$786,426,692	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	12.5%
Oil, Gas & Consumable Fuels	10.0
Pharmaceuticals	7.2
Aerospace & Defense	7.2
Health Care Providers & Services	6.3
Insurance	6.1
Consumer Finance	6.1
Media	6.0
Software	5.8
Affiliated Money Market Mutual Fund (4.3% represents investments purchased with collateral from securities on loan)	5.5
Diversified Financial Services	4.5
Communications Equipment	3.3
Airlines	2.7
Technology Hardware, Storage & Peripherals	2.1

Diversified Telecommunication Services	2.0%
Health Care Equipment & Supplies	1.8
Chemicals	1.7
Multiline Retail	1.7
Biotechnology	1.7
Containers & Packaging	1.7
Internet Software & Services	1.0
Independent Power & Renewable Electricity Producers	1.0
Food Products	0.9
Food & Staples Retailing	0.8
Machinery	0.8
Electronic Equipment, Instruments & Components	0.8
Auto Components	0.7
Paper & Forest Products	0.6
IT Services	0.6
Hotels, Restaurants & Leisure	0.5
Specialty Retail	0.4
Metals & Mining	0.3

104.3
Liabilities in excess of other assets	(4.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $31,831,207:
Unaffiliated investments (cost $717,571,606)	$744,919,926
Affiliated investments (cost $41,506,766)	41,506,766
Receivable for investments sold	948,752
Dividends receivable	774,162
Tax reclaim receivable	480,475
Receivable for fund share sold	75,597
Prepaid expenses	6,446

Total Assets	788,712,124

LIABILITIES:
Payable to broker for collateral for securities on loan	32,790,651
Payable for investments purchased	1,151,487
Advisory fees payable	373,305
Accrued expenses and other liabilities	64,188
Payable for fund share repurchased	40,346
Distribution fee payable	21,555
Payable to custodian	12,044
Affiliated transfer agent fee payable	340

Total Liabilities	34,453,916

NET ASSETS	$754,258,208

Net assets were comprised of:
Paid-in capital	$299,044,257
Retained earnings.	455,213,951

Net assets, December 31, 2015	$754,258,208

Net asset value and redemption price per share, $754,258,208 / 43,385,637 outstanding shares of beneficial interest	$17.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $39,913 foreign withholding tax)	$15,205,109
Affiliated income from securities lending, net	22,682
Affiliated dividend income	22,109

15,249,900

EXPENSES
Advisory fees	5,162,432
Distribution fee	1,397,305
Custodian and accounting fees	92,000
Audit fee	22,000
Trustees’ fees	18,000
Legal fees and expenses	13,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Loan interest expense	803
Miscellaneous	12,328

Total expenses	6,738,868

NET INVESTMENT INCOME	8,511,032

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(4,422,652)
Foreign currency transactions	(2,344)

(4,424,996)

Net change in unrealized appreciation (depreciation) on:
Investments	(45,017,302)
Foreign currencies	(17,692)

(45,034,994)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(49,459,990)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,948,958)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,511,032	$4,841,450
Net realized gain (loss) on investment and foreign currency transactions	(4,424,996)	183,017,732
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(45,034,994)	(122,008,461)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,948,958)	65,850,721

FUND SHARE TRANSACTIONS:
Fund share sold [11,928,903 and 2,635,973 shares, respectively]	217,491,302	45,701,420
Fund share repurchased [6,669,517 and 4,290,676 shares, respectively]	(118,387,358)	(74,091,439)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	99,103,944	(28,390,019)

TOTAL INCREASE IN NET ASSETS	58,154,986	37,460,702
NET ASSETS:
Beginning of year	696,103,222	658,642,520

End of year	$754,258,208	$696,103,222

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS	Shares	Value (Note 2)
Diversified REITs — 2.1%
American Assets Trust, Inc.	29	$1,112
Duke Realty Corp.	526,745	11,072,180
Empire State Realty Trust, Inc. (Class A Stock)	251,280	4,540,630

		15,613,922

Health Care Providers & Services — 0.5%
Brookdale Senior Living, Inc.*	201,209	3,714,318

Health Care REITs — 9.0%
HCP, Inc.	710,652	27,175,332
Healthcare Trust of America, Inc. (Class A Stock)	373,269	10,067,065
Omega Healthcare Investors, Inc.	341,236	11,936,435
Welltower, Inc.	284,676	19,366,508

		68,545,340

Hotel & Resort REITs — 4.0%
DiamondRock Hospitality Co.(a)	489,936	4,727,882
Host Hotels & Resorts, Inc.	1,305,946	20,033,212
Sunstone Hotel Investors, Inc.	438,585	5,477,927

		30,239,021

Hotels, Restaurants & Leisure — 1.6%
Extended Stay America, Inc., UTS	335,386	5,332,637
La Quinta Holdings, Inc.*	493,032	6,710,166

		12,042,803

Industrial REITs — 1.8%
Prologis, Inc.	311,173	13,355,545

Office REITs — 15.2%
Douglas Emmett, Inc.	363,136	11,322,580
Kilroy Realty Corp.	366,934	23,219,584
SL Green Realty Corp.	293,123	33,117,037
Vornado Realty Trust	478,426	47,823,463

		115,482,664

Residential REITs — 22.3%
Apartment Investment & Management Co. (Class A Stock)	689,789	27,612,254
Education Realty Trust, Inc.	249,464	9,449,696
Equity Residential	417,958	34,101,193
Essex Property Trust, Inc.	133,852	32,045,507
Sun Communities, Inc.	164,309	11,260,096
UDR, Inc.	1,461,369	54,903,633

		169,372,379

Retail REITs — 27.2%
Brixmor Property Group, Inc.	596,783	15,408,937
DDR Corp.(a)	1,802,218	30,349,351
General Growth Properties, Inc.	562,955	15,318,006
Macerich Co. (The)	281,742	22,733,762
Pennsylvania Real Estate Investment Trust(a)	472,490	10,333,356
Regency Centers Corp.	230,482	15,700,434
Retail Properties of America, Inc. (Class A Stock)	661,085	9,764,225
Simon Property Group, Inc.	446,833	86,882,209

		206,490,280

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialized REITs — 14.3%
CubeSmart	828,339	$25,363,740
Equinix, Inc.	55,763	16,862,731
Public Storage	230,483	57,090,639
QTS Realty Trust, Inc. (Class A Stock)	207,451	9,358,115

		108,675,225

TOTAL LONG-TERM INVESTMENTS (cost $662,515,642)		743,531,497

SHORT-TERM INVESTMENT — 2.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $21,550,817; includes $10,416,766 of cash collateral for securities on loan)(b)(w)(Note 4)	21,550,817	21,550,817

TOTAL INVESTMENTS — 100.8% (cost $684,066,459)		765,082,314
Liabilities in excess of other assets — (0.8)%		(6,019,890)

NET ASSETS — 100.0%		$759,062,424

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,062,292; cash collateral of $10,416,766 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$15,613,922	$—	$—
Health Care Providers & Services	3,714,318	—	—
Health Care REITs	68,545,340	—	—
Hotel & Resort REITs	30,239,021	—	—
Hotels, Restaurants & Leisure	12,042,803	—	—
Industrial REITs	13,355,545	—	—
Office REITs	115,482,664	—	—
Residential REITs	169,372,379	—	—
Retail REITs	206,490,280	—	—
Specialized REITs	108,675,225	—	—
Affiliated Money Market Mutual Fund	21,550,817	—	—

Total	$765,082,314	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Retail REITs	27.2%
Residential REITs	22.3
Office REITs	15.2
Specialized REITs	14.3
Health Care REITs	9.0
Hotel & Resort REITs	4.0
Affiliated Money Market Mutual Fund (1.4% represents investments purchased with collateral from securities on loan)	2.8

Diversified REITs	2.1%
Industrial REITs	1.8
Hotels, Restaurants & Leisure	1.6
Health Care Providers & Services	0.5

100.8
Liabilities in excess of other assets	(0.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $10,062,292:
Unaffiliated investments (cost $662,515,642)	$743,531,497
Affiliated investments (cost $21,550,817)	21,550,817
Dividends receivable	3,425,723
Receivable for investments sold	3,210,245
Receivable for fund share sold	708,975
Prepaid expenses	5,879

Total Assets	772,433,136

LIABILITIES:
Payable to broker for collateral for securities on loan	10,416,766
Payable for investments purchased	2,698,902
Advisory fees payable	164,302
Accrued expenses and other liabilities	68,726
Distribution fee payable	21,263
Payable for fund share repurchased	413
Affiliated transfer agent fee payable	340

Total Liabilities	13,370,712

NET ASSETS	$759,062,424

Net assets were comprised of:
Paid-in capital	$408,677,862
Retained earnings	350,384,562

Net assets, December 31, 2015	$759,062,424

Net asset value and redemption price per share, $759,062,424 / 73,090,660 outstanding shares of beneficial interest	$10.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$17,747,539
Affiliated income from securities lending, net	37,252
Affiliated dividend income	13,799

17,798,590

EXPENSES
Advisory fees	7,399,340
Distribution fee	1,392,156
Custodian and accounting fees	127,000
Audit fee	22,000
Trustees’ fees	20,000
Commitment fee on syndicated credit agreement	13,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Loan interest expense	6,672
Shareholders’ reports	4,000
Miscellaneous	10,085

Total expenses	9,024,253
Less: advisory fee waivers and/or expense reimbursement	(572,232)

Net expenses	8,452,021

NET INVESTMENT INCOME	9,346,569

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	90,692,152
Net change in unrealized appreciation (depreciation) on investments	(69,764,821)

NET GAIN ON INVESTMENTS	20,927,331

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,273,900

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,346,569	$11,353,101
Net realized gain on investment transactions	90,692,152	52,733,086
Net change in unrealized appreciation (depreciation) on investments	(69,764,821)	141,812,888

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	30,273,900	205,899,075

FUND SHARE TRANSACTIONS:
Fund share sold [7,654,888 and 7,157,332 shares, respectively]	78,461,208	62,816,700
Fund share repurchased [21,060,596 and 10,098,250 shares, respectively]	(207,023,617)	(88,832,753)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(128,562,409)	(26,016,053)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(98,288,509)	179,883,022
NET ASSETS:
Beginning of year	857,350,933	677,467,911

End of year	$759,062,424	$857,350,933

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.0%
Boeing Co. (The)	147,432	$21,317,193

Airlines — 1.0%
United Continental Holdings, Inc.*	366,976	21,027,725

Banks — 15.7%
Bank of America Corp.	4,965,046	83,561,725
Citigroup, Inc.	1,094,060	56,617,605
Citizens Financial Group, Inc.	1,429,214	37,431,115
Fifth Third Bancorp	1,131,833	22,749,843
JPMorgan Chase & Co.	1,192,500	78,740,775
Wells Fargo & Co.	1,001,801	54,457,902

		333,558,965

Biotechnology — 0.5%
Vertex Pharmaceuticals, Inc.*	92,946	11,695,394

Capital Markets — 3.7%
Affiliated Managers Group, Inc.*	247,436	39,530,375
Ameriprise Financial, Inc.	154,071	16,396,236
BlackRock, Inc.	67,993	23,152,976

		79,079,587

Chemicals — 1.9%
E.I. du Pont de Nemours & Co.(a)	593,160	39,504,456

Commercial Services & Supplies — 0.8%
ADT Corp. (The)(a)	494,490	16,308,280

Communications Equipment — 3.4%
Cisco Systems, Inc.	1,492,628	40,532,313
QUALCOMM, Inc.	628,644	31,422,770

		71,955,083

Consumer Finance — 1.1%
Synchrony Financial*	779,738	23,711,833

Diversified Telecommunication Services — 3.4%
AT&T, Inc.	2,088,534	71,866,455

Electric Utilities — 3.6%
Duke Energy Corp.	311,072	22,207,430
FirstEnergy Corp.	833,079	26,433,597
NextEra Energy, Inc.	272,199	28,278,754

		76,919,781

Food & Staples Retailing — 3.0%
Wal-Mart Stores, Inc.	534,461	32,762,459
Whole Foods Market, Inc.(a)	904,047	30,285,575

		63,048,034

Food Products — 2.3%
Mondelez International, Inc. (Class A Stock)	712,203	31,935,183
Tyson Foods, Inc. (Class A Stock)	322,134	17,179,406

		49,114,589

Health Care Equipment & Supplies — 2.1%
Medtronic PLC	580,568	44,657,291

Health Care Providers & Services — 2.4%
Aetna, Inc.	464,043	50,172,329

Hotels, Restaurants & Leisure — 0.8%
MGM Resorts International*(a)	751,808	17,081,078

Household Products — 1.6%
Procter & Gamble Co. (The)	439,547	34,904,427

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates — 3.7%
General Electric Co.	2,552,576	$79,512,742

Insurance — 8.9%
American International Group, Inc.	809,499	50,164,653
Hartford Financial Services Group, Inc. (The)	433,366	18,834,086
Lincoln National Corp.	1,388,257	69,773,797
MetLife, Inc.	1,059,491	51,078,061

		189,850,597

Internet & Catalog Retail — 0.9%
Priceline Group, Inc. (The)*	15,787	20,127,636

Internet Software & Services — 1.4%
Alphabet, Inc. (Class A Stock)*	38,003	29,566,714

Media — 2.5%
CBS Corp. (Class B Stock)	414,594	19,539,815
Viacom, Inc. (Class B Stock)	803,776	33,083,420

		52,623,235

Multi-Utilities — 0.8%
PG&E Corp.	302,418	16,085,613

Oil, Gas & Consumable Fuels — 9.8%
Apache Corp.(a)	514,636	22,885,863
BP PLC (United Kingdom), ADR	1,022,675	31,968,822
Cabot Oil & Gas Corp.(a)	666,580	11,791,800
Devon Energy Corp.	664,579	21,266,528
Exxon Mobil Corp.	1,070,480	83,443,916
Southwestern Energy Co.*(a)	5,269,295	37,464,687

		208,821,616

Pharmaceuticals — 8.4%
Allergan PLC*	69,595	21,748,438
Johnson & Johnson	302,876	31,111,423
Merck & Co., Inc.	417,112	22,031,856
Mylan NV*(a)	560,200	30,290,014
Pfizer, Inc.	2,249,243	72,605,564

		177,787,295

Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.	149,721	14,515,451

Road & Rail — 1.2%
Hertz Global Holdings, Inc.*	1,733,234	24,663,920

Semiconductors & Semiconductor Equipment — 2.3%
Intel Corp.	1,107,109	38,139,905
Maxim Integrated Products, Inc.	308,141	11,709,358

		49,849,263

Software — 4.0%
Microsoft Corp.	352,782	19,572,345
Oracle Corp.	708,998	25,899,697
SAP SE (Germany), ADR(a)	236,257	18,687,929
Symantec Corp.	990,125	20,792,625

		84,952,596

Specialty Retail — 1.8%
Gap, Inc. (The)(a)	969,292	23,941,512
Lowe’s Cos., Inc.	180,545	13,728,642

		37,670,154

Technology Hardware, Storage & Peripherals — 2.9%
EMC Corp.	2,418,652	62,110,983

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 1.9%
Ralph Lauren Corp.(a)	360,337	$40,170,369

TOTAL LONG-TERM INVESTMENTS (cost $2,130,895,542)		2,114,230,684

SHORT-TERM INVESTMENT — 6.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $133,222,939; includes $122,143,251 of cash collateral for securities on loan)(b)(w)(Note 4)	133,222,939	133,222,939

TOTAL INVESTMENTS — 105.8% (cost $2,264,118,481)		2,247,453,623
Liabilities in excess of other assets — (5.8)%		(122,505,433)

NET ASSETS — 100.0%		$2,124,948,190

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $119,102,168; cash collateral of $122,143,251 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$21,317,193	$—	$—
Airlines	21,027,725	—	—
Banks	333,558,965	—	—
Biotechnology	11,695,394	—	—
Capital Markets	79,079,587	—	—
Chemicals	39,504,456	—	—
Commercial Services & Supplies	16,308,280	—	—
Communications Equipment	71,955,083	—	—
Consumer Finance	23,711,833	—	—
Diversified Telecommunication Services	71,866,455	—	—
Electric Utilities	76,919,781	—	—
Food & Staples Retailing	63,048,034	—	—
Food Products	49,114,589	—	—
Health Care Equipment & Supplies	44,657,291	—	—
Health Care Providers & Services	50,172,329	—	—
Hotels, Restaurants & Leisure	17,081,078	—	—
Household Products	34,904,427	—	—
Industrial Conglomerates	79,512,742	—	—
Insurance	189,850,597	—	—
Internet & Catalog Retail	20,127,636	—	—
Internet Software & Services	29,566,714	—	—
Media	52,623,235	—	—
Multi-Utilities	16,085,613	—	—
Oil, Gas & Consumable Fuels	208,821,616	—	—
Pharmaceuticals	177,787,295	—	—
Real Estate Investment Trusts (REITs)	14,515,451	—	—
Road & Rail	24,663,920	—	—
Semiconductors & Semiconductor Equipment	49,849,263	—	—
Software	84,952,596	—	—
Specialty Retail	37,670,154	—	—
Technology Hardware, Storage & Peripherals	62,110,983	—	—
Textiles, Apparel & Luxury Goods	40,170,369	—	—
Affiliated Money Market Mutual Fund	133,222,939	—	—

Total	$2,247,453,623	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	15.7%
Oil, Gas & Consumable Fuels	9.8
Insurance	8.9
Pharmaceuticals	8.4
Affiliated Money Market Mutual Fund (5.7% represents investments purchased with collateral from securities on loan)	6.3
Software	4.0
Industrial Conglomerates	3.7
Capital Markets	3.7
Electric Utilities	3.6
Communications Equipment	3.4
Diversified Telecommunication Services	3.4
Food & Staples Retailing	3.0
Technology Hardware, Storage & Peripherals	2.9
Media	2.5
Health Care Providers & Services	2.4
Semiconductors & Semiconductor Equipment	2.3

Food Products	2.3%
Health Care Equipment & Supplies	2.1
Textiles, Apparel & Luxury Goods	1.9
Chemicals	1.9
Specialty Retail	1.8
Household Products	1.6
Internet Software & Services	1.4
Road & Rail	1.2
Consumer Finance	1.1
Aerospace & Defense	1.0
Airlines	1.0
Internet & Catalog Retail	0.9
Hotels, Restaurants & Leisure	0.8
Commercial Services & Supplies	0.8
Multi-Utilities	0.8
Real Estate Investment Trusts (REITs)	0.7
Biotechnology	0.5

105.8
Liabilities in excess of other assets	(5.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $119,102,168:
Unaffiliated investments (cost $2,130,895,542)	$2,114,230,684
Affiliated investments (cost $133,222,939)	133,222,939
Dividends receivable	2,500,597
Tax reclaim receivable	319,071
Receivable for fund share sold	39,727
Prepaid expenses	24,046

Total Assets	2,250,337,064

LIABILITIES:
Payable to broker for collateral for securities on loan	122,143,251
Payable for fund share repurchased	2,574,712
Advisory fees payable	439,471
Accrued expenses and other liabilities	169,908
Distribution fee payable	61,192
Affiliated transfer agent fee payable	340

Total Liabilities	125,388,874

NET ASSETS	$2,124,948,190

Net assets were comprised of:
Paid-in capital	$2,021,411,597
Retained earnings	103,536,593

Net assets, December 31, 2015	$2,124,948,190

Net asset value and redemption price per share, $2,124,948,190 / 83,676,931 outstanding shares of beneficial interest	$25.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $237,371 foreign withholding tax)	$37,028,392
Affiliated income from securities lending, net	178,580
Affiliated dividend income	46,293

37,253,265

EXPENSES
Advisory fees	11,497,428
Distribution fee	3,236,426
Custodian and accounting fees	217,000
Trustees’ fees	27,000
Audit fee	25,000
Insurance expenses	21,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	7,000
Loan interest expense	425
Miscellaneous	15,788

Total expenses	15,068,067
Less: advisory fee waivers and/or expense reimbursement	(235,127)

Net expenses	14,832,940

NET INVESTMENT INCOME	22,420,325

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	181,996,409

Net change in unrealized appreciation (depreciation) on:
Investments	(295,418,879)
Foreign currencies	(26,204)

(295,445,083)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(113,448,674)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(91,028,349)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,420,325	$18,504,109
Net realized gain on investment transactions	181,996,409	248,397,873
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(295,445,083)	(58,682,946)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(91,028,349)	208,219,036

FUND SHARE TRANSACTIONS:
Fund share sold [3,571,328 and 4,356,426 shares, respectively]	92,041,998	108,038,524
Net asset value of shares issued in merger [33,031,410 and 0 shares, respectively] (Note 9)	850,565,565	—
Fund share repurchased [18,005,653 and 9,488,109 shares, respectively]	(459,377,253)	(235,749,945)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	483,230,310	(127,711,421)

TOTAL INCREASE IN NET ASSETS	392,201,961	80,507,615
NET ASSETS:
Beginning of year	1,732,746,229	1,652,238,614

End of year	$2,124,948,190	$1,732,746,229

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS —97.8%
COMMON STOCKS	Shares	Value (Note 2)
Auto Components — 1.6%
BorgWarner, Inc.	501,344	$21,673,101

Banks — 2.9%
Eagle Bancorp, Inc.*	228,268	11,520,686
First Republic Bank	418,894	27,672,138

		39,192,824

Beverages — 1.5%
Brown-Forman Corp. (Class B Stock)	197,633	19,621,004

Biotechnology — 4.4%
Alkermes PLC*	167,113	13,265,430
BioMarin Pharmaceutical, Inc.*	112,922	11,829,709
Cepheid, Inc.*(a)	530,318	19,372,517
Medivation, Inc.*	99,708	4,819,885
Vertex Pharmaceuticals, Inc.*	77,606	9,765,163

		59,052,704

Building Products — 1.6%
Fortune Brands Home & Security, Inc.	389,257	21,603,763

Capital Markets — 0.4%
Affiliated Managers Group, Inc.*	36,965	5,905,528

Chemicals — 3.1%
Ashland, Inc.	159,346	16,364,834
Axalta Coating Systems Ltd.*	679,696	18,113,898
RPM International, Inc.	145,702	6,419,630

		40,898,362

Consumer Finance — 0.7%
SLM Corp.*	1,506,798	9,824,323

Distributors — 1.6%
LKQ Corp.*	716,019	21,215,643

Diversified Financial Services — 2.3%
Intercontinental Exchange, Inc.	118,681	30,413,193

Diversified Telecommunication Services — 1.0%
Level 3 Communications, Inc.*	234,738	12,760,358

Electrical Equipment — 4.8%
AMETEK, Inc.	401,422	21,512,205
Hubbell, Inc.	156,637	15,826,602
Sensata Technologies Holding NV*	581,560	26,786,654

		64,125,461

Electronic Equipment, Instruments & Components — 2.1%
Amphenol Corp. (Class A Stock)	539,663	28,186,598

Energy Equipment & Services — 0.6%
Dril-Quip, Inc.*	137,320	8,133,464

Food & Staples Retailing — 1.6%
Whole Foods Market, Inc.(a)	626,310	20,981,385

Food Products — 4.8%
Blue Buffalo Pet Products, Inc.*(a)	665,707	12,455,378
Hain Celestial Group, Inc. (The)*	211,849	8,556,581
McCormick & Co., Inc.(a)	354,335	30,316,903
TreeHouse Foods, Inc.*	154,399	12,114,146

		63,443,008

Health Care Equipment & Supplies — 2.1%
DexCom, Inc.*	163,909	13,424,147

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Teleflex, Inc.(a)	105,357	$13,849,178

		27,273,325

Health Care Providers & Services — 4.3%
Adeptus Health, Inc. (Class A Stock)*(a)	274,268	14,953,092
Cardinal Health, Inc.	172,321	15,383,096
Henry Schein, Inc.*	166,461	26,332,466

		56,668,654

Health Care Technology — 1.6%
Cerner Corp.*	347,084	20,884,044

Hotels, Restaurants & Leisure — 3.6%
Hilton Worldwide Holdings, Inc.	731,363	15,651,168
Panera Bread Co. (Class A Stock)*(a)	162,834	31,716,807

		47,367,975

Internet & Catalog Retail — 1.6%
Expedia, Inc.	175,347	21,795,632

Internet Software & Services — 3.1%
LinkedIn Corp. (Class A Stock)*	130,254	29,317,570
Match Group, Inc.*(a)	474,560	6,430,288
Twitter, Inc.*(a)	211,046	4,883,604

		40,631,462

IT Services — 7.4%
Black Knight Financial Services, Inc. (Class A Stock)*	698,973	23,108,047
Fidelity National Information Services, Inc.(a)	340,665	20,644,299
FleetCor Technologies, Inc.*	151,074	21,593,007
Global Payments, Inc.	172,494	11,127,588
Sabre Corp.	806,689	22,563,091

		99,036,032

Life Sciences Tools & Services — 2.4%
Agilent Technologies, Inc.	394,313	16,486,227
Mettler-Toledo International, Inc.*	44,280	15,016,676

		31,502,903

Machinery — 4.5%
Graco, Inc.	313,363	22,584,071
Middleby Corp. (The)*	249,974	26,964,695
Xylem, Inc.	293,746	10,721,729

		60,270,495

Pharmaceuticals — 1.9%
Zoetis, Inc.	529,180	25,358,306

Real Estate Investment Trust (REIT) — 2.9%
Equinix, Inc.	126,266	38,182,838

Road & Rail — 1.5%
Kansas City Southern	268,238	20,029,331

Semiconductors & Semiconductor Equipment — 1.9%
Qorvo, Inc.*	487,654	24,821,589

Software — 5.1%
Intuit, Inc.	318,427	30,728,206
ServiceNow, Inc.*	263,414	22,801,116
Splunk, Inc.*	246,124	14,474,552

		68,003,874

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 10.2%
Advance Auto Parts, Inc.	150,868	$22,707,143
Five Below, Inc.*(a)	442,084	14,190,896
L Brands, Inc.	149,561	14,330,935
O’Reilly Automotive, Inc.*	26,409	6,692,569
Restoration Hardware Holdings, Inc.*(a)	198,935	15,805,386
Tractor Supply Co.	342,214	29,259,297
Ulta Salon Cosmetics & Fragrance, Inc.*	176,131	32,584,235

		135,570,461

Technology Hardware, Storage & Peripherals — 0.2%
Pure Storage, Inc. (Class A Stock)*(a)	205,821	3,204,633

Textiles, Apparel & Luxury Goods — 4.8%
Kate Spade & Co.*	1,163,918	20,682,823
PVH Corp.	231,855	17,076,121
Under Armour, Inc. (Class A Stock)*(a)	240,487	19,385,657
VF Corp.	107,341	6,681,977

		63,826,578

Trading Companies & Distributors — 1.5%
W.W. Grainger, Inc.(a)	99,819	20,222,331

Wireless Telecommunication Services — 2.2%
SBA Communications Corp. (Class A Stock)*	275,427	28,939,115

TOTAL LONG-TERM INVESTMENTS (cost $1,255,361,632)		1,300,620,297

SHORT-TERM INVESTMENT — 14.3%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $190,461,922; includes $161,483,300 of cash collateral received for securities on loan)(b)(w)(Note 4)	190,461,922	$190,461,922

TOTAL INVESTMENTS — 112.1% (cost $1,445,823,554)		1,491,082,219
Liabilities in excess of other assets — (12.1)%		(160,948,993)

NET ASSETS — 100.0%		$1,330,133,226

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $156,735,002; cash collateral of $161,483,300 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Auto Components	$21,673,101	$—	$—
Banks	39,192,824	—	—
Beverages	19,621,004	—	—
Biotechnology	59,052,704	—	—
Building Products	21,603,763	—	—
Capital Markets	5,905,528	—	—
Chemicals	40,898,362	—	—
Consumer Finance	9,824,323	—	—
Distributors	21,215,643	—	—
Diversified Financial Services	30,413,193	—	—
Diversified Telecommunication Services	12,760,358	—	—
Electrical Equipment	64,125,461	—	—
Electronic Equipment, Instruments & Components	28,186,598	—	—
Energy Equipment & Services	8,133,464	—	—
Food & Staples Retailing	20,981,385	—	—
Food Products	63,443,008	—	—
Health Care Equipment & Supplies	27,273,325	—	—
Health Care Providers & Services	56,668,654	—	—
Health Care Technology	20,884,044	—	—
Hotels, Restaurants & Leisure	47,367,975	—	—
Internet & Catalog Retail	21,795,632	—	—
Internet Software & Services	40,631,462	—	—
IT Services	99,036,032	—	—
Life Sciences Tools & Services	31,502,903	—	—
Machinery	60,270,495	—	—
Pharmaceuticals	25,358,306	—	—
Real Estate Investment Trust (REIT)	38,182,838	—	—
Road & Rail	20,029,331	—	—
Semiconductors & Semiconductor Equipment	24,821,589	—	—
Software	68,003,874	—	—
Specialty Retail	135,570,461	—	—
Technology Hardware, Storage & Peripherals	3,204,633	—	—
Textiles, Apparel & Luxury Goods	63,826,578	—	—
Trading Companies & Distributors	20,222,331	—	—
Wireless Telecommunication Services	28,939,115	—	—
Affiliated Money Market Mutual Fund	190,461,922	—	—

Total	$1,491,082,219	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December, 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (12.1% represents investments purchased with collateral from securities on loan)	14.3%
Specialty Retail	10.2
IT Services	7.4
Software	5.1
Electrical Equipment	4.8
Textiles, Apparel & Luxury Goods	4.8
Food Products	4.8
Machinery	4.5
Biotechnology	4.4
Health Care Providers & Services	4.3
Hotels, Restaurants & Leisure	3.6
Chemicals	3.1
Internet Software & Services	3.1
Banks	2.9
Real Estate Investment Trust (REIT)	2.9
Life Sciences Tools & Services	2.4
Diversified Financial Services	2.3

Wireless Telecommunication Services	2.2%
Electronic Equipment, Instruments & Components	2.1
Health Care Equipment & Supplies	2.1
Pharmaceuticals	1.9
Semiconductors & Semiconductor Equipment	1.9
Internet & Catalog Retail	1.6
Auto Components	1.6
Building Products	1.6
Distributors	1.6
Food & Staples Retailing	1.6
Health Care Technology	1.6
Trading Companies & Distributors	1.5
Road & Rail	1.5
Beverages	1.5
Diversified Telecommunication Services	1.0
Consumer Finance	0.7
Energy Equipment & Services	0.6
Capital Markets	0.4
Technology Hardware, Storage & Peripherals	0.2

112.1
Liabilities in excess of other assets	(12.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $156,735,002:
Unaffiliated investments (cost $1,255,361,632)	$1,300,620,297
Affiliated investments (cost $190,461,922)	190,461,922
Receivable for fund share sold	927,552
Dividends receivable	517,178
Tax reclaim receivable	23,010
Prepaid expenses	15,909

Total Assets	1,492,565,868

LIABILITIES:
Payable to broker for collateral for securities on loan	161,483,300
Payable for fund share repurchased	514,535
Advisory fees payable	237,792
Accrued expenses and other liabilities	158,829
Distribution fee payable	37,846
Affiliated transfer agent fee payable	340

Total Liabilities	162,432,642

NET ASSETS	$1,330,133,226

Net assets were comprised of:
Paid-in capital	$885,019,033
Retained earnings	445,114,193

Net assets, December 31, 2015	$1,330,133,226

Net asset value and redemption price per share, $1,330,133,226 / 182,195,604 outstanding shares of beneficial interest	$7.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$5,942,097
Affiliated income from securities lending, net	233,269
Affiliated dividend income	30,957

6,206,323

EXPENSES
Advisory fees	7,413,881
Distribution fee	1,553,907
Custodian and accounting fees	121,000
Audit fee	23,000
Trustees’ fees	17,000
Legal fees and expenses	15,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	7,000
Loan interest expense	1,103
Miscellaneous	16,957

Total expenses	9,185,848

Less: advisory fee waivers and/or expense reimbursement	(582,304)

Net expenses	8,603,544

NET INVESTMENT LOSS	(2,397,221)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	203,179,645

Net change in unrealized appreciation (depreciation) on:
Investments	(249,563,874)
Foreign currencies	(2,671)

(249,566,545)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(46,386,900)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(48,784,121)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,397,221)	$(1,668,222)
Net realized gain on investment transactions	203,179,645	108,986,969
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(249,566,545)	(31,033,120)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(48,784,121)	76,285,627

FUND SHARE TRANSACTIONS:
Fund share sold [9,193,987 and 15,772,435 shares, respectively]	69,425,515	110,147,996
Net asset value of shares issued in merger [101,293,411 and 0 shares, respectively] (Note 9)	749,572,387	—
Fund share repurchased [20,420,700 and 15,638,561 shares, respectively]	(152,701,099)	(111,991,691)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	666,296,803	(1,843,695)

TOTAL INCREASE IN NET ASSETS	617,512,682	74,441,932
NET ASSETS:
Beginning of year	712,620,544	638,178,612

End of year	$1,330,133,226	$712,620,544

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 97.5%	Shares	Value (Note 2)
Aerospace & Defense — 2.1%
Curtiss-Wright Corp.	63,762	$4,367,697
Esterline Technologies Corp.*	101,020	8,182,620
Moog, Inc. (Class A Stock)*	76,973	4,664,564

		17,214,881

Air Freight & Logistics — 0.7%
Forward Air Corp.	128,510	5,527,215

Auto Components — 0.9%
American Axle & Manufacturing Holdings, Inc.*	95,802	1,814,490
Cooper Tire & Rubber Co.	70,289	2,660,439
Tower International, Inc.	99,679	2,847,829

		7,322,758

Banks — 16.9%
BancorpSouth, Inc.	267,329	6,413,223
Bank of the Ozarks, Inc.(a)	137,402	6,795,903
Banner Corp.(g)	96,413	4,421,500
BNC Bancorp	29,444	747,289
Boston Private Financial Holdings, Inc.	253,346	2,872,944
CoBiz Financial, Inc.	105,612	1,417,313
Community Bank System, Inc.	98,084	3,917,475
ConnectOne Bancorp, Inc.	62,364	1,165,583
CVB Financial Corp.	249,713	4,225,144
First Financial Bankshares, Inc.	143,650	4,333,921
First Merchants Corp.	108,990	2,770,526
First Midwest Bancorp, Inc.	139,968	2,579,610
First of Long Island Corp. (The)	35,771	1,073,130
Flushing Financial Corp.	104,857	2,269,105
Glacier Bancorp, Inc.	177,919	4,720,191
Great Western Bancorp, Inc.	195,614	5,676,718
Heritage Financial Corp.	73,699	1,388,489
Home BancShares, Inc.	89,221	3,615,235
Independent Bank Corp.(a)	71,502	3,326,273
Independent Bank Group, Inc.	32,997	1,055,904
Lakeland Financial Corp.	42,311	1,972,539
LegacyTexas Financial Group, Inc.	214,983	5,378,875
MB Financial, Inc.(a)	185,161	5,993,662
PacWest Bancorp	110,164	4,748,068
Pinnacle Financial Partners, Inc.	110,979	5,699,881
PrivateBancorp, Inc.	245,632	10,075,825
Prosperity Bancshares, Inc.	131,514	6,294,260
Renasant Corp.	81,667	2,810,161
Sandy Spring Bancorp, Inc.	51,056	1,376,470
South State Corp.	64,798	4,662,216
Southwest Bancorp, Inc.	73,734	1,288,870
State Bank Financial Corp.	122,335	2,572,705
Summit State Bank	5,721	78,092
Texas Capital Bancshares, Inc.*	52,214	2,580,416
Trico Bancshares	57,180	1,569,019
UMB Financial Corp.	65,122	3,031,429
Webster Financial Corp.	237,184	8,820,873
Wintrust Financial Corp.	30,215	1,466,032

		135,204,869

Biotechnology — 0.4%
Infinity Pharmaceuticals, Inc.*	252,527	1,982,337

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Natera, Inc.*(a)	87,216	$941,933

		2,924,270

Building Products — 0.7%
Armstrong World Industries, Inc.*	58,202	2,661,577
Continental Building Products, Inc.*	176,357	3,079,193

		5,740,770

Capital Markets — 1.6%
Golub Capital BDC, Inc.(a)	62,893	1,045,911
Moelis & Co. (Class A Stock)	13,934	406,594
New Mountain Finance Corp.(a)	88,012	1,145,916
OM Asset Management PLC	254,557	3,902,359
Stifel Financial Corp.*	112,470	4,764,229
Virtu Financial, Inc. (Class A Stock)(a)	69,905	1,582,649

		12,847,658

Chemicals — 1.7%
Axiall Corp.	14,316	220,466
Methanex Corp. (Canada)(a)	10,172	335,778
Minerals Technologies, Inc.	22,389	1,026,760
PolyOne Corp.	127,008	4,033,774
Quaker Chemical Corp.	31,028	2,397,223
WR Grace & Co.*	58,574	5,833,385

		13,847,386

Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	183,310	5,218,836
Ceco Environmental Corp.	122,217	938,627
G&K Services, Inc. (Class A Stock)	37,098	2,333,464
Mobile Mini, Inc.	116,587	3,629,353
Msa Safety, Inc.	37,000	1,608,390
Progressive Waste Solutions Ltd. (Canada)	205,254	4,833,732

		18,562,402

Communications Equipment — 1.7%
Digi International, Inc.*	10,715	121,937
Lumentum Holdings, Inc.*	54,804	1,206,784
NetScout Systems, Inc.*	77,590	2,382,013
Polycom, Inc.*	303,660	3,823,079
RADWARE Ltd. (Israel)*	157,883	2,421,925
Viavi Solutions, Inc.*	588,739	3,585,421

		13,541,159

Construction & Engineering — 0.8%
EMCOR Group, Inc.	126,437	6,074,033

Construction Materials — 0.9%
Eagle Materials, Inc.	59,019	3,566,518
Summit Materials, Inc. (Class A Stock)*	198,272	3,973,371

		7,539,889

Containers & Packaging — 1.1%
Berry Plastics Group, Inc.*	148,503	5,372,839
Graphic Packaging Holding Co.	284,116	3,645,208

		9,018,047

Distributors — 0.4%
Core-Mark Holding Co., Inc.	37,150	3,044,071

Diversified Financial Services — 0.5%
MarketAxess Holdings, Inc.	33,510	3,739,381

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities — 2.5%
IDACORP, Inc.	101,924	$6,930,832
PNM Resources, Inc.	211,367	6,461,489
Portland General Electric Co.	181,347	6,595,590

		19,987,911

Electrical Equipment — 0.5%
EnerSys	37,189	2,079,981
Thermon Group Holdings, Inc.*	117,851	1,994,039

		4,074,020

Electronic Equipment, Instruments & Components — 2.0%
Anixter International, Inc.*	67,227	4,059,839
CTS Corp.	141,547	2,496,889
Littelfuse, Inc.	26,028	2,785,256
Newport Corp.*	184,960	2,935,315
Plexus Corp.*	102,217	3,569,418

		15,846,717

Energy Equipment & Services — 0.1%
Forum Energy Technologies, Inc.*	65,612	817,526

Food Products — 2.0%
Freshpet, Inc.*(a)	25,186	213,829
Hain Celestial Group, Inc. (The)*	34,697	1,401,412
J&J Snack Foods Corp.	22,984	2,681,543
Post Holdings, Inc.*(a)	31,548	1,946,512
TreeHouse Foods, Inc.*	127,571	10,009,221

		16,252,517

Gas Utilities — 1.9%
New Jersey Resources Corp.	197,107	6,496,647
Southwest Gas Corp.	115,661	6,379,861
WGL Holdings, Inc.	38,310	2,413,147

		15,289,655

Health Care Equipment & Supplies — 1.5%
CONMED Corp.	46,009	2,026,696
Endologix, Inc.*	377,921	3,741,418
Integra LifeSciences Holdings Corp.*	56,432	3,824,961
Wright Medical Group NV*(a)	108,223	2,616,832

		12,209,907

Health Care Providers & Services — 1.5%
Air Methods Corp.*(a)	130,245	5,461,173
Amsurg Corp.*	46,297	3,518,572
HealthSouth Corp.(a)	97,766	3,403,234

		12,382,979

Health Care Technology — 0.4%
HMS Holdings Corp.*	288,927	3,565,359

Hotels, Restaurants & Leisure — 2.9%
Bojangles’, Inc.*(a)	8,545	135,609
Cracker Barrel Old Country Store, Inc.(a)	12,963	1,644,097
Diamond Resorts International, Inc.*(a)	182,411	4,653,305
Jack in the Box, Inc.	72,924	5,594,000
Marriott Vacations Worldwide Corp.	71,241	4,057,175
Vail Resorts, Inc.	55,828	7,145,426

		23,229,612

Household Durables — 0.8%
CalAtlantic Group, Inc.	72,159	2,736,269
Meritage Homes Corp.*	69,711	2,369,477

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
William Lyon Homes (Class A Stock)*(a)	66,985	$1,105,253

		6,210,999

Household Products — 1.0%
Spectrum Brands Holdings, Inc.	79,404	8,083,327

Independent Power & Renewable Electricity Producers — 0.3%
Dynegy, Inc.*	151,997	2,036,760

Industrial Conglomerates — 0.3%
Carlisle Cos., Inc.	27,396	2,429,751

Insurance — 5.3%
American Equity Investment Life Holding Co.(a)	221,118	5,313,466
AMERISAFE, Inc.	40,593	2,066,184
Amtrust Financial Services, Inc.	59,974	3,693,199
CNO Financial Group, Inc.	445,332	8,501,388
Endurance Specialty Holdings Ltd.	59,227	3,789,936
Enstar Group Ltd. (Bermuda)*(g)	12,857	1,929,064
Fidelity & Guaranty Life	34,690	880,085
Maiden Holdings Ltd.	341,217	5,087,545
National General Holdings Corp.	203,887	4,456,970
ProAssurance Corp.	46,463	2,254,849
RLI Corp.	58,414	3,607,065
Symetra Financial Corp.	37,830	1,201,859

		42,781,610

Internet & Catalog Retail — 0.4%
HSN, Inc.	56,855	2,880,843

Internet Software & Services — 0.2%
Everyday Health, Inc.*	237,644	1,430,617

IT Services — 0.9%
Convergys Corp.	183,988	4,579,461
MAXIMUS, Inc.	43,569	2,450,756

		7,030,217

Life Sciences Tools & Services — 0.1%
Bruker Corp.*	20,060	486,856

Machinery — 3.3%
Actuant Corp. (Class A Stock)	61,702	1,478,380
Alamo Group, Inc.	42,430	2,210,603
Barnes Group, Inc.	107,626	3,808,884
CLARCOR, Inc.	57,887	2,875,826
Manitowoc Co., Inc. (The)(a)	281,663	4,323,527
RBC Bearings, Inc.*	52,739	3,406,412
Standex International Corp.	21,302	1,771,261
Watts Water Technologies, Inc. (Class A Stock)	94,098	4,673,848
Woodward, Inc.	39,729	1,972,942

		26,521,683

Media — 2.0%
Carmike Cinemas, Inc.*	81,349	1,866,146
Live Nation Entertainment, Inc.*	286,308	7,034,588
Nexstar Broadcasting Group, Inc. (Class A Stock)(a)	104,465	6,132,095
Townsquare Media, Inc. (Class A Stock)*	49,063	586,793

		15,619,622

Metals & Mining — 1.2%
Commercial Metals Co.	216,026	2,957,396

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Ferroglobe PLC	139,588	$1,500,571
Kaiser Aluminum Corp.	59,609	4,986,889

		9,444,856

Multiline Retail — 0.7%
Burlington Stores, Inc.*	128,803	5,525,649

Multi-Utilities — 1.3%
Black Hills Corp.(a)	100,803	4,680,283
NorthWestern Corp.	112,386	6,096,941

		10,777,224

Oil, Gas & Consumable Fuels — 4.6%
Carrizo Oil & Gas, Inc.*	155,912	4,611,877
Golar LNG Ltd. (Bermuda)(a)	111,978	1,768,133
Memorial Resource Development Corp.*(a)	339,276	5,479,307
Parsley Energy, Inc. (Class A Stock)*(a)	238,531	4,400,897
PBF Energy, Inc. (Class A Stock)	127,481	4,692,576
PDC Energy, Inc.*	61,888	3,303,581
Rice Energy, Inc.*	541,075	5,897,717
RSP Permian, Inc.*(a)	194,994	4,755,904
WPX Energy, Inc.*	388,891	2,232,234

		37,142,226

Paper & Forest Products — 0.2%
KapStone Paper and Packaging Corp.	64,710	1,461,799
Mercer International, Inc. (Canada)	59,078	534,656

		1,996,455

Pharmaceuticals — 0.7%
Catalent, Inc.*	38,867	972,841
Pacira Pharmaceuticals, Inc.*(a)	19,895	1,527,737
Prestige Brands Holdings, Inc.*	57,336	2,951,657

		5,452,235

Professional Services — 0.4%
On Assignment, Inc.*	73,659	3,310,972

Real Estate Investment Trusts (REITs) — 12.4%
Acadia Realty Trust	231,361	7,669,617
Apollo Commercial Real Estate Finance, Inc.	286,015	4,928,038
Blackstone Mortgage Trust, Inc. (Class A Stock)	231,850	6,204,306
CBL & Associates Properties, Inc.	200,211	2,476,610
Chesapeake Lodging Trust	367,737	9,252,263
CubeSmart	321,629	9,848,280
CyrusOne, Inc.	175,472	6,571,426
Highwoods Properties, Inc.	154,376	6,730,794
Hudson Pacific Properties, Inc.	205,490	5,782,489
MFA Financial, Inc.	573,134	3,782,684
National Health Investors, Inc.	57,095	3,475,373
Pebblebrook Hotel Trust	390,894	10,952,850
PS Business Parks, Inc.	86,879	7,595,831
Sovran Self Storage, Inc.	59,528	6,387,950
Terreno Realty Corp.	207,210	4,687,090
Two Harbors Investment Corp.	361,806	2,930,629

		99,276,230

Real Estate Management & Development — 0.8%
Kennedy-Wilson Holdings, Inc.	250,031	6,020,746

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 3.9%
Cabot Microelectronics Corp.*	51,460	$2,252,919
Cypress Semiconductor Corp.*(a)	288,003	2,825,309
Entegris, Inc.*	465,382	6,175,619
Fairchild Semiconductor International, Inc.*	176,510	3,655,522
Intersil Corp. (Class A Stock)	471,421	6,015,332
MKS Instruments, Inc.	119,118	4,288,248
Semtech Corp.*	196,683	3,721,242
Silicon Laboratories, Inc.*	39,071	1,896,506

		30,830,697

Software — 1.7%
Bottomline Technologies de, Inc.*	88,277	2,624,475
CommVault Systems, Inc.*	74,551	2,933,582
Monotype Imaging Holdings, Inc.	82,224	1,943,775
Verint Systems, Inc.*	146,704	5,950,314

		13,452,146

Specialty Retail — 1.9%
Asbury Automotive Group, Inc.*	33,299	2,245,685
Ascena Retail Group, Inc.*	56,330	554,851
Boot Barn Holdings, Inc.*(a)	148,767	1,828,346
GNC Holdings, Inc. (Class A Stock)	48,950	1,518,429
Lithia Motors, Inc. (Class A Stock)	62,469	6,663,568
Monro Muffler Brake, Inc.	25,721	1,703,245
Office Depot, Inc.*	114,854	647,777

		15,161,901

Technology Hardware, Storage & Peripherals — 0.5%
Electronics For Imaging, Inc.*	84,472	3,948,221

Textiles, Apparel & Luxury Goods — 0.9%
Carter’s, Inc.	65,090	5,794,963
Steven Madden Ltd.*	49,694	1,501,753

		7,296,716

Thrifts & Mortgage Finance — 2.3%
Brookline Bancorp, Inc.	136,379	1,568,359
Dime Community Bancshares, Inc.	73,554	1,286,459
EverBank Financial Corp.	242,594	3,876,652
Oritani Financial Corp.	88,863	1,466,239
Provident Financial Services, Inc.	152,886	3,080,653
Radian Group, Inc.	361,949	4,846,497
WSFS Financial Corp.	67,807	2,194,235

		18,319,094

Trading Companies & Distributors — 1.4%
Beacon Roofing Supply, Inc.*	116,060	4,779,351
Kaman Corp.	110,394	4,505,179
WESCO International, Inc.*(a)	51,415	2,245,807

		11,530,337

TOTAL COMMON STOCKS (cost $716,866,116)		780,802,982

EXCHANGE TRADED FUND — 1.1%
iShares Russell 2000 Value Index Fund(a) (cost $8,536,906)	95,553	8,791,832

TOTAL LONG-TERM INVESTMENTS (cost $725,403,022)		789,594,814

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 9.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $71,955,518; includes $63,723,929 of cash collateral for securities on loan)(b)(w)(Note 4)	71,955,518	$71,955,518

TOTAL INVESTMENTS — 107.6% (cost $797,358,540)		861,550,332
Liabilities in excess of other assets — (7.6)%		(60,824,468)

NET ASSETS — 100.0%		$800,725,864

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $61,865,451; cash collateral of $63,723,929 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$17,214,881	$—	$—
Air Freight & Logistics	5,527,215	—	—
Auto Components	7,322,758	—	—
Banks	135,204,869	—	—
Biotechnology	2,924,270	—	—
Building Products	5,740,770	—	—
Capital Markets	12,847,658	—	—
Chemicals	13,847,386	—	—
Commercial Services & Supplies	18,562,402	—	—
Communications Equipment	13,541,159	—	—
Construction & Engineering	6,074,033	—	—
Construction Materials	7,539,889	—	—
Containers & Packaging	9,018,047	—	—
Distributors	3,044,071	—	—
Diversified Financial Services	3,739,381	—	—
Electric Utilities	19,987,911	—	—
Electrical Equipment	4,074,020	—	—
Electronic Equipment, Instruments & Components	15,846,717	—	—
Energy Equipment & Services	817,526	—	—
Food Products	16,252,517	—	—
Gas Utilities	15,289,655	—	—
Health Care Equipment & Supplies	12,209,907	—	—
Health Care Providers & Services	12,382,979	—	—
Health Care Technology	3,565,359	—	—
Hotels, Restaurants & Leisure	23,229,612	—	—
Household Durables	6,210,999	—	—
Household Products	8,083,327	—	—
Independent Power & Renewable Electricity Producers	2,036,760	—	—
Industrial Conglomerates	2,429,751	—	—
Insurance	42,781,610	—	—
Internet & Catalog Retail	2,880,843	—	—
Internet Software & Services	1,430,617	—	—
IT Services	7,030,217	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Life Sciences Tools & Services	$486,856	$—	$—
Machinery	26,521,683	—	—
Media	15,619,622	—	—
Metals & Mining	9,444,856	—	—
Multiline Retail	5,525,649	—	—
Multi-Utilities	10,777,224	—	—
Oil, Gas & Consumable Fuels	37,142,226	—	—
Paper & Forest Products	1,996,455	—	—
Pharmaceuticals	5,452,235	—	—
Professional Services	3,310,972	—	—
Real Estate Investment Trusts (REITs)	99,276,230	—	—
Real Estate Management & Development	6,020,746	—	—
Semiconductors & Semiconductor Equipment	30,830,697	—	—
Software	13,452,146	—	—
Specialty Retail	15,161,901	—	—
Technology Hardware, Storage & Peripherals	3,948,221	—	—
Textiles, Apparel & Luxury Goods	7,296,716	—	—
Thrifts & Mortgage Finance	18,319,094	—	—
Trading Companies & Distributors	11,530,337	—	—
Exchange Traded Fund	8,791,832	—	—
Affiliated Money Market Mutual Fund	71,955,518	—	—

Total	$861,550,332	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	16.9%
Real Estate Investment Trusts (REITs)	12.4
Affiliated Money Market Mutual Fund (8.0% represents investments purchased with collateral from securities on loan)	9.0
Insurance	5.3
Oil, Gas & Consumable Fuels	4.6
Semiconductors & Semiconductor Equipment	3.9
Machinery	3.3
Hotels, Restaurants & Leisure	2.9
Electric Utilities	2.5
Commercial Services & Supplies	2.3
Thrifts & Mortgage Finance	2.3
Aerospace & Defense	2.1
Food Products	2.0
Electronic Equipment, Instruments & Components	2.0
Media	2.0
Gas Utilities	1.9
Specialty Retail	1.9
Chemicals	1.7
Communications Equipment	1.7
Software	1.7
Capital Markets	1.6
Health Care Providers & Services	1.5
Health Care Equipment & Supplies	1.5
Trading Companies & Distributors	1.4
Multi-Utilities	1.3
Metals & Mining	1.2

Containers & Packaging	1.1%
Exchange Traded Fund	1.1
Household Products	1.0
Construction Materials	0.9
Auto Components	0.9
Textiles, Apparel & Luxury Goods	0.9
IT Services	0.9
Household Durables	0.8
Construction & Engineering	0.8
Real Estate Management & Development	0.8
Building Products	0.7
Air Freight & Logistics	0.7
Multiline Retail	0.7
Pharmaceuticals	0.7
Electrical Equipment	0.5
Technology Hardware, Storage & Peripherals	0.5
Diversified Financial Services	0.5
Health Care Technology	0.4
Professional Services	0.4
Distributors	0.4
Biotechnology	0.4
Internet & Catalog Retail	0.4
Industrial Conglomerates	0.3
Independent Power & Renewable Electricity Producers	0.3
Paper & Forest Products	0.2
Internet Software & Services	0.2
Energy Equipment & Services	0.1
Life Sciences Tools & Services	0.1

107.6
Liabilities in excess of other assets	(7.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $61,865,451:
Unaffiliated investments (cost $725,403,022)	$789,594,814
Affiliated investments (cost $71,955,518)	71,955,518
Cash	277
Dividends receivable	1,877,549
Receivable for investments sold	1,380,166
Receivable for fund share sold	77,889
Tax reclaim receivable	36,342
Prepaid expenses	7,170

Total Assets	864,929,725

LIABILITIES:
Payable to broker for collateral for securities on loan	63,723,929
Advisory fees payable	344,059
Accrued expenses and other liabilities	76,765
Payable for fund share repurchased	35,817
Distribution fee payable	22,951
Affiliated transfer agent fee payable	340

Total Liabilities	64,203,861

NET ASSETS	$800,725,864

Net assets were comprised of:
Paid-in capital	$483,161,867
Retained earnings	317,563,997

Net assets, December 31, 2015	$800,725,864

Net asset value and redemption price per share, $800,725,864 / 47,017,459 outstanding shares of beneficial interest	$17.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $21,050 foreign withholding tax)	$14,309,457
Affiliated income from securities lending, net	371,303
Affiliated dividend income	31,425

14,712,185

EXPENSES
Advisory fees	7,648,161
Distribution fee	1,546,995
Custodian and accounting fees	154,000
Audit fee	22,000
Trustees’ fees	20,000
Legal fees and expenses	12,000
Insurance expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Loan interest expense	1,432
Miscellaneous	11,014

Total expenses	9,438,602
Less: advisory fee waivers and/or expense reimbursement	(116,776)

Net expenses	9,321,826

NET INVESTMENT INCOME	5,390,359

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	42,235,638

Net change in unrealized appreciation (depreciation) on:
Investments	(97,494,766)
Foreign currencies	(4,475)

(97,499,241)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(55,263,603)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,873,244)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,390,359	$4,911,606
Net realized gain on investment transactions	42,235,638	82,635,569
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(97,499,241)	(26,619,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,873,244)	60,927,734

FUND SHARE TRANSACTIONS:
Fund share sold [3,341,554 and 3,610,038 shares, respectively]	59,195,597	61,913,215
Fund share repurchased [7,609,615 and 4,527,759 shares, respectively]	(132,572,676)	(76,373,740)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(73,377,079)	(14,460,525)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(123,250,323)	46,467,209
NET ASSETS:
Beginning of year	923,976,187	877,508,978

End of year	$800,725,864	$923,976,187

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST HERNDON LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 6.5%
Lockheed Martin Corp.	133,998	$29,097,666
Rockwell Collins, Inc.	180,450	16,655,535

		45,753,201

Air Freight & Logistics — 3.1%
United Parcel Service, Inc. (Class B Stock)	226,902	21,834,779

Biotechnology — 5.1%
AbbVie, Inc.	357,326	21,167,992
Gilead Sciences, Inc.	148,291	15,005,566

		36,173,558

Capital Markets — 6.4%
Eaton Vance Corp.(a)	459,164	14,890,689
Franklin Resources, Inc.	366,242	13,485,030
Waddell & Reed Financial, Inc. (Class A Stock)	598,526	17,153,755

		45,529,474

Chemicals — 6.2%
CF Industries Holdings, Inc.	287,647	11,738,874
LyondellBasell Industries NV (Class A Stock)	182,236	15,836,308
NewMarket Corp.	42,880	16,325,702

		43,900,884

Communications Equipment — 2.4%
Harris Corp.	192,953	16,767,616

Consumer Finance — 5.4%
American Express Co.	294,911	20,511,059
Discover Financial Services	332,313	17,818,623

		38,329,682

Diversified Financial Services — 9.0%
CBOE Holdings, Inc.(a)	400,205	25,973,305
McGraw Hill Financial, Inc.	200,103	19,726,154
Moody’s Corp.(a)	176,877	17,747,838

		63,447,297

Energy Equipment & Services — 3.1%
Halliburton Co.	140,438	4,780,510
Noble Corp. PLC (United Kingdom)(a)	1,656,437	17,475,410

		22,255,920

Food Products — 0.9%
Campbell Soup Co.(a)	118,255	6,214,300

Hotels, Restaurants & Leisure — 0.9%
Yum! Brands, Inc.	91,118	6,656,170

IT Services — 8.7%
Accenture PLC (Class A Stock)	145,895	15,246,028
Alliance Data Systems Corp.*	49,815	13,777,335
MasterCard, Inc. (Class A Stock)	157,224	15,307,329
Western Union Co. (The)(a)	959,419	17,183,194

		61,513,886

Oil, Gas & Consumable Fuels — 11.9%
Apache Corp.(a)	282,125	12,546,099
Marathon Petroleum Corp.	482,390	25,007,098
SM Energy Co.(a)	380,552	7,481,652
Tesoro Corp.	159,010	16,754,884

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	321,593	$22,739,841

		84,529,574

Pharmaceuticals — 4.0%
Jazz Pharmaceuticals PLC*	148,291	20,843,783
Mylan NV (Netherlands)*(a)	138,275	7,476,529

		28,320,312

Professional Services — 2.6%
Verisk Analytics, Inc.*(a)	241,195	18,543,072

Real Estate Investment Trusts (REITs) — 2.8%
Apartment Investment & Management Co. (Class A Stock)	502,043	20,096,781

Specialty Retail — 4.4%
Ross Stores, Inc.	96,478	5,191,481
TJX Cos., Inc. (The)	369,832	26,224,787

		31,416,268

Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.	203,676	21,438,936
Hewlett Packard Enterprise Co.	248,342	3,774,798
HP, Inc.	248,342	2,940,369
Western Digital Corp.(a)	230,475	13,840,024

		41,994,127

Tobacco — 6.9%
Altria Group, Inc.	444,871	25,895,941
Philip Morris International, Inc.(a)	257,275	22,617,045

		48,512,986

Trading Companies & Distributors — 1.0%
United Rentals, Inc.*	97,168	7,048,567

TOTAL LONG-TERM INVESTMENTS (cost $646,752,744)		688,838,454

SHORT-TERM INVESTMENT — 16.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $114,675,712; includes $95,622,030 of cash collateral for securities on loan)(b)(w)(Note 4)	114,675,712	114,675,712

TOTAL INVESTMENTS — 113.4% (cost $761,428,456)		803,514,166
Liabilities in excess of other assets — (13.4)%		(95,005,756)

NET ASSETS — 100.0%		$708,508,410

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $92,460,385; cash collateral of $95,622,030 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$45,753,201	$—	$—
Air Freight & Logistics	21,834,779	—	—
Biotechnology	36,173,558	—	—
Capital Markets	45,529,474	—	—
Chemicals	43,900,884	—	—
Communications Equipment	16,767,616	—	—
Consumer Finance	38,329,682	—	—
Diversified Financial Services	63,447,297	—	—
Energy Equipment & Services	22,255,920	—	—
Food Products	6,214,300	—	—
Hotels, Restaurants & Leisure	6,656,170	—	—
IT Services	61,513,886	—	—
Oil, Gas & Consumable Fuels	84,529,574	—	—
Pharmaceuticals	28,320,312	—	—
Professional Services	18,543,072	—	—
Real Estate Investment Trusts (REITs)	20,096,781	—	—
Specialty Retail	31,416,268	—	—
Technology Hardware, Storage & Peripherals	41,994,127	—	—
Tobacco	48,512,986	—	—
Trading Companies & Distributors	7,048,567	—	—
Affiliated Money Market Mutual Fund	114,675,712	—	—

Total	$803,514,166	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (13.5% represents investments purchased with collateral from securities on loan)	16.2%
Oil, Gas & Consumable Fuels	11.9
Diversified Financial Services	9.0
IT Services	8.7
Tobacco	6.9
Aerospace & Defense	6.5
Capital Markets	6.4
Chemicals	6.2
Technology Hardware, Storage & Peripherals	5.9
Consumer Finance	5.4

Biotechnology	5.1%
Specialty Retail	4.4
Pharmaceuticals	4.0
Energy Equipment & Services	3.1
Air Freight & Logistics	3.1
Real Estate Investment Trusts (REITs)	2.8
Professional Services	2.6
Communications Equipment	2.4
Trading Companies & Distributors	1.0
Hotels, Restaurants & Leisure	0.9
Food Products	0.9

113.4
Liabilities in excess of other assets	(13.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $92,460,385:
Unaffiliated investments (cost $646,752,744)	$688,838,454
Affiliated investments (cost $114,675,712)	114,675,712
Dividends receivable	864,629
Receivable for fund share sold	33,053
Prepaid expenses	7,400

Total Assets	804,419,248

LIABILITIES:
Payable to broker for collateral for securities on loan	95,622,030
Advisory fees payable	146,272
Accrued expenses and other liabilities	64,900
Payable for fund share repurchased	56,970
Distribution fee payable	20,326
Affiliated transfer agent fee payable	340

Total Liabilities	95,910,838

NET ASSETS	$708,508,410

Net assets were comprised of:
Paid-in capital	$335,175,328
Retained earnings	373,333,082

Net assets, December 31, 2015	$708,508,410

Net asset value and redemption price per share, $708,508,410 / 57,897,489 outstanding shares of beneficial interest	$12.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$15,915,968
Affiliated income from securities lending, net	479,607
Affiliated dividend income	36,951

16,432,526

EXPENSES
Advisory fees	5,992,384
Distribution fee	1,358,887
Custodian and accounting fees	118,000
Audit fee	21,000
Trustees’ fees	18,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	3,000
Loan interest expense	38
Miscellaneous	13,948

Total expenses	7,554,257
Less: advisory fee waivers and/or expense reimbursement	(1,190,879)

Net expenses	6,363,378

NET INVESTMENT INCOME	10,069,148

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(26,039,399)
Net change in unrealized appreciation (depreciation) on investments	(32,029,818)

NET LOSS ON INVESTMENTS	(58,069,217)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(48,000,069)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$10,069,148	$10,413,642
Net realized gain (loss) on investment and foreign currency transactions	(26,039,399)	12,450,693
Net change in unrealized appreciation (depreciation) on investments	(32,029,818)	(9,557,577)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(48,000,069)	13,306,758

FUND SHARE TRANSACTIONS:
Fund share sold [4,390,998 and 4,630,793 shares, respectively]	56,020,249	60,441,515
Fund share repurchased [9,983,504 and 7,821,996 shares, respectively]	(126,923,452)	(101,943,441)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(70,903,203)	(41,501,926)

TOTAL DECREASE IN NET ASSETS	(118,903,272)	(28,195,168)
NET ASSETS:
Beginning of year	827,411,682	855,606,850

End of year	$708,508,410	$827,411,682

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 96.3%	Shares	Value (Note 2)
Argentina — 0.3%
MercadoLibre, Inc.	63,896	$7,305,869

Australia — 1.4%
Brambles Ltd.	846,515	7,089,464
Insurance Australia Group Ltd.	2,382,600	9,568,530
Macquarie Group Ltd.	247,999	14,836,006

		31,494,000

Austria — 0.4%
Andritz AG	157,705	7,675,268

Belgium — 0.2%
Colruyt SA	90,460	4,653,585

Canada — 2.5%
Alimentation Couche-Tard, Inc. (Class B Stock)	595,703	26,222,642
Brookfield Asset Management, Inc. (Class A Stock)	471,039	14,851,860
Home Capital Group, Inc.(a)	236,700	4,605,018
Suncor Energy, Inc.	419,800	10,837,072

		56,516,592

China — 8.6%
Alibaba Group Holding Ltd., ADR*(a)	591,379	48,061,371
Baidu, Inc., ADR*	41,260	7,799,790
China Overseas Land & Investment Ltd.	3,470,000	12,080,329
Ctrip.com International Ltd., ADR*(a)	253,435	11,741,644
JD.com, Inc., ADR*	838,285	27,047,266
Lenovo Group Ltd.	7,206,000	7,272,248
NetEase, Inc., ADR	66,363	12,027,630
Tencent Holdings Ltd.	3,324,943	65,102,338

		191,132,616

Denmark — 1.1%
Jyske Bank A/S*	85,560	3,870,027
Novo Nordisk A/S (Class B Stock)	366,776	21,235,673

		25,105,700

Finland — 0.6%
Sampo OYJ (Class A Stock)	247,499	12,568,622

France — 9.2%
Arkema SA	92,408	6,468,467
BNP Paribas SA	157,395	8,905,036
Cap Gemini SA	184,536	17,122,376
Dassault Systemes SA	544,264	43,503,722
JCDecaux SA	191,682	7,348,133
LVMH Moet Hennessy Louis Vuitton SA	80,965	12,717,260
Pernod Ricard SA	56,165	6,405,340
Publicis Groupe SA	106,259	7,065,767
Rexel SA	499,250	6,647,935
Safran SA	134,915	9,269,084
Sanofi	112,650	9,600,283
Schneider Electric SE	116,815	6,635,589
Sodexo	114,350	11,171,710
SPIE SA*	351,140	6,472,469
Total SA	196,647	8,816,006
Valeo SA	236,490	36,460,964

		204,610,141

Germany — 6.2%
Bayer AG	161,957	20,226,980

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany (continued)
Bayerische Motoren Werke AG	97,629	$10,285,417
Brenntag AG	164,360	8,564,477
Continental AG	185,529	44,881,551
Deutsche Boerse AG	82,285	7,232,988
Fresenius SE & Co. KGaA	192,574	13,717,550
KUKA AG(a)	113,854	10,188,413
Linde AG	55,870	8,070,938
Rational AG	11,260	5,111,074
SAP SE, ADR(a)	125,200	9,903,320

		138,182,708

Hong Kong — 0.6%
AIA Group Ltd.	2,156,636	12,886,080

India — 1.8%
HDFC Bank Ltd., ADR	198,572	12,232,035
Hero MotoCorp Ltd.	257,760	10,459,240
Housing Development Finance Corp. Ltd.	419,163	7,972,414
Tata Motors Ltd.*	1,513,905	8,948,023

		39,611,712

Indonesia — 0.3%
PT Tower Bersama Infrastructure Tbk*	7,244,941	3,064,738
PT Tower Bersama Infrastructure Tbk, 144A*(g)	6,982,898	2,953,889

		6,018,627

Ireland — 1.9%
Ryanair Holdings PLC, ADR	175,223	15,149,781
Shire PLC	378,286	25,953,374

		41,103,155

Israel — 2.4%
Bezeq Israeli Telecommunication Corp. Ltd.	4,508,780	9,925,454
Check Point Software Technologies Ltd.*(a)	212,200	17,268,836
Teva Pharmaceutical Industries Ltd., ADR	408,826	26,835,339

		54,029,629

Italy — 4.0%
Anima Holding SpA	982,878	8,489,270
Anima Holding SpA, 144A(g)	204,776	1,768,682
Azimut Holding SpA	282,140	7,012,965
Brembo SpA	294,617	14,233,842
Intesa Sanpaolo SpA	4,644,700	15,425,132
Luxottica Group SpA	461,462	30,071,384
Moncler SpA	843,183	11,733,723

		88,734,998

Japan — 16.1%
Astellas Pharma, Inc.	756,920	10,775,335
Daikin Industries Ltd.	206,391	15,029,740
FANUC Corp.	166,837	28,744,325
Fuji Heavy Industries Ltd.	1,086,927	44,777,345
Hoya Corp.	267,700	10,946,944
Kansai Paint Co. Ltd.	845,300	12,812,853
Kao Corp.(a)	203,100	10,437,055
Keyence Corp.	38,468	21,142,212
Makita Corp.	150,500	8,672,811
Miraca Holdings, Inc.	150,900	6,639,833
Murata Manufacturing Co. Ltd.	69,000	9,927,809
Nitori Holdings Co. Ltd.	98,100	8,238,621
Ono Pharmaceutical Co. Ltd.	206,955	36,902,495

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
ORIX Corp.	841,990	$11,811,826
Pigeon Corp.	534,654	12,970,755
Santen Pharmaceutical Co. Ltd.	599,900	9,876,405
Shimano, Inc.	160,985	24,720,625
SMC Corp.	62,400	16,207,396
Sumitomo Mitsui Financial Group, Inc.	287,744	10,859,761
Sundrug Co. Ltd.	136,100	8,750,789
Sysmex Corp.	395,058	25,340,871
Toyota Motor Corp.	212,200	13,067,068

		358,652,874

Jordan — 0.6%
Hikma Pharmaceuticals PLC	415,892	14,098,607

Mexico — 0.5%
Alsea SAB de CV(a)	2,531,147	8,789,877
Alsea SAB de CV, 144A(a)(g)	655,805	2,277,405

		11,067,282

Netherlands — 2.3%
AerCap Holdings NV*	114,200	4,928,872
Akzo Nobel NV	135,789	9,073,288
ASML Holding NV	121,290	10,776,856
Koninklijke Ahold NV	343,437	7,244,308
NXP Semiconductors NV*	162,857	13,720,702
Royal Dutch Shell PLC (Class A Stock)	278,840	6,359,558

		52,103,584

Norway — 0.2%
DnB ASA	283,365	3,491,404

South Africa — 0.8%
Bidvest Group Ltd. (The)	316,261	6,712,703
Discovery Ltd.	405,571	3,478,432
Mr Price Group Ltd.	615,471	7,959,534

		18,150,669

South Korea — 2.0%
Amorepacific Corp.*	64,671	22,694,814
Samsung Electronics Co. Ltd.	20,778	22,161,447

		44,856,261

Spain — 3.5%
Amadeus IT Holding SA (Class A Stock)	776,686	34,232,346
Banco Bilbao Vizcaya Argentaria SA	747,999	5,465,499
Industria de Diseno Textil SA	1,102,327	37,869,687

		77,567,532

Sweden — 2.5%
Assa Abloy AB (Class B Stock)	1,054,353	22,070,462
Atlas Copco AB (Class A Stock)	326,061	7,996,582
Hexagon AB (Class B Stock)	240,575	8,899,551
Nordea Bank AB	695,970	7,636,015
Telefonaktiebolaget LM Ericsson (Class B Stock)	827,680	7,979,916

		54,582,526

Switzerland — 8.0%
Actelion Ltd.*	103,372	14,362,883
Cie Financiere Richemont SA	228,715	16,369,805
Givaudan SA*	6,590	11,960,600
Julius Baer Group Ltd.*	142,015	6,870,283
Novartis AG	508,332	43,726,351

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Partners Group Holding AG	58,562	$21,060,897
Roche Holding AG	58,085	16,095,842
SGS SA	5,900	11,212,953
Sonova Holding AG	52,715	6,697,625
TE Connectivity Ltd.	128,400	8,295,924
UBS Group AG	477,075	9,255,003
Wolseley PLC	229,607	12,470,694

		178,378,860

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,663,000	15,803,066

United Kingdom — 15.1%
Aldermore Group PLC*	1,847,465	6,303,515
Aldermore Group PLC, 144A*(g)	1,237,921	4,223,763
ARM Holdings PLC	1,391,575	21,210,551
Ashtead Group PLC	986,533	16,236,296
AstraZeneca PLC	155,677	10,515,631
Atlassian Corp. PLC (Class A Stock)*(a)	28,000	842,240
Barclays PLC	2,622,599	8,441,592
Bunzl PLC	471,828	13,090,636
Compass Group PLC	995,709	17,253,970
DCC PLC	92,285	7,709,718
Howden Joinery Group PLC	1,199,150	9,291,124
IG Group Holdings PLC	695,265	8,219,837
InterContinental Hotels Group PLC	240,115	9,359,392
ITV PLC	5,473,374	22,284,160
Lloyds Banking Group PLC	10,801,080	11,621,977
OneSavings Bank PLC	1,918,678	10,047,064
OneSavings Bank PLC, 144A(g)	573,883	3,005,110
Prudential PLC	1,004,465	22,630,218
Reckitt Benckiser Group PLC	132,273	12,238,809
RELX PLC	1,417,623	25,001,233
SABMiller PLC	120,695	7,220,504
Spectris PLC	256,239	6,800,327
St. James’s Place PLC	3,121,689	46,268,927
TalkTalk Telecom Group PLC(a)	2,374,650	7,610,586
Travis Perkins PLC	289,978	8,412,449
Worldpay Group PLC, 144A*	819,150	3,710,949
WPP PLC	663,837	15,269,523

		334,820,101

United States — 2.5%
Allergan PLC*	95,401	29,812,813
AON PLC	116,400	10,733,244
Nielsen Holdings PLC	223,200	10,401,120
Samsonite International SA	1,541,200	4,633,513

		55,580,690

TOTAL COMMON STOCKS (cost $1,968,184,606)		2,140,782,758

	Units
PARTICIPATORY NOTES† — 1.3%
India
Maruti Suzuki India Ltd., Private Placement, expiring 07/29/16, 144A(g)	209,453	$14,619,168

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

PARTICIPATORY NOTES† (continued)	Units	Value (Note 2)
Switzerland
Bharti Infratel Ltd., Private Placement, expiring 06/18/20, 144A(g)	2,153,418	$13,921,447

TOTAL PARTICIPATORY NOTES (cost $30,294,586)		28,540,615

	Shares
PREFERRED STOCK — 0.4%
Germany
Henkel AG & Co. KGaA (PRFC) (cost $8,847,384)	87,140	9,725,051

TOTAL LONG-TERM INVESTMENTS (cost $2,007,326,576)		2,179,048,424

SHORT-TERM INVESTMENT — 7.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $156,146,183; includes $126,825,823 of cash collateral received for securities on loan)(b)(w)(Note 4)	156,146,183	156,146,183

Value (Note 2)
TOTAL INVESTMENTS — 105.0% (cost $2,163,472,759)	$2,335,194,607
Liabilities in excess of other assets — (5.0)%	(111,360,131)

NET ASSETS — 100.0%	$2,223,834,476

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

†	Participatory notes represented 1.3% of net assets, of which the Portfolio attributed 0.7% to Goldman Sachs & Co. and 0.6% to Credit Suisse First Boston Corp. as counterparties to the securities.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $121,876,960; cash collateral of $126,825,823 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$7,305,869	$—	$—
Australia	—	31,494,000	—
Austria	—	7,675,268	—
Belgium	—	4,653,585	—
Canada	56,516,592	—	—
China	106,677,701	84,454,915	—
Denmark	—	25,105,700	—
Finland	—	12,568,622	—
France	—	204,610,141	—
Germany	9,903,320	128,279,388	—
Hong Kong	—	12,886,080	—
India	12,232,035	27,379,677	—
Indonesia	—	6,018,627	—
Ireland	15,149,781	25,953,374	—
Israel	44,104,175	9,925,454	—
Italy	—	88,734,998	—
Japan	—	358,652,874	—
Jordan	—	14,098,607	—
Mexico	8,789,877	2,277,405	—
Netherlands	18,649,574	33,454,010	—
Norway	—	3,491,404	—
South Africa	7,959,534	10,191,135	—
South Korea	—	44,856,261	—
Spain	—	77,567,532	—
Sweden	—	54,582,526	—
Switzerland	8,295,924	170,082,936	—
Taiwan	—	15,803,066	—
United Kingdom	12,163,775	322,656,326	—
United States	55,580,690	—	—
Participatory Notes
India	—	14,619,168	—
Switzerland	—	13,921,447	—
Preferred Stock
Germany	—	9,725,051	—
Affiliated Money Market Mutual Fund	156,146,183	—	—

Total	$519,475,030	$1,815,719,577	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Pharmaceuticals	12.4%
Affiliated Money Market Mutual Fund (5.7% represents investments purchased with collateral from securities on loan)	7.0
Internet Software & Services	6.3
Insurance	5.3
Banks	4.4
Auto Components	4.3
Automobiles	3.9
Machinery	3.8
Media	3.5
Textiles, Apparel & Luxury Goods	3.4
Software	3.2
Trading Companies & Distributors	3.2
Capital Markets	3.1
Specialty Retail	2.8
Semiconductors & Semiconductor Equipment	2.8
Electronic Equipment, Instruments & Components	2.5
IT Services	2.5
Hotels, Restaurants & Leisure	2.2
Chemicals	2.2
Food & Staples Retailing	2.1
Health Care Equipment & Supplies	1.9

Internet & Catalog Retail	1.7%
Building Products	1.7
Household Products	1.6
Wireless Telecommunication Services	1.6
Personal Products	1.5
Technology Hardware, Storage & Peripherals	1.3
Diversified Financial Services	1.2
Real Estate Management & Development	1.2
Oil, Gas & Consumable Fuels	1.2
Thrifts & Mortgage Finance	1.2
Leisure Products	1.1
Professional Services	1.0
Health Care Providers & Services	0.9
Diversified Telecommunication Services	0.8
Airlines	0.7
Industrial Conglomerates	0.6
Biotechnology	0.6
Beverages	0.6
Aerospace & Defense	0.4
Communications Equipment	0.4
Commercial Services & Supplies	0.3
Electrical Equipment	0.3
Construction & Engineering	0.3

105.0
Liabilities in excess of other assets	(5.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At December 31, 2015, the Portfolio did not have any derivative instruments in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$46,045

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)
Equity contracts	$(64,439)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $121,876,960:
Unaffiliated investments (cost $2,007,326,576)	$2,179,048,424
Affiliated investments (cost $156,146,183)	156,146,183
Foreign currency, at value (cost $227,792)	227,032
Tax reclaim receivable	10,042,172
Receivable for investments sold	8,027,725
Receivable from affiliate	892,502
Dividends receivable	838,701
Receivable for fund share sold	54,479
Prepaid expenses	18,721

Total Assets	2,355,295,939

LIABILITIES:
Payable to broker for collateral for securities on loan	126,825,823
Loan payable	1,734,000
Payable for fund share repurchased	1,631,152
Advisory fees payable	703,019
Accrued expenses and other liabilities	338,094
Payable for investments purchased	96,995
Distribution fee payable	63,241
Payable to custodian	53,785
Foreign capital gains tax liability accrued	15,014
Affiliated transfer agent fee payable	340

Total Liabilities	131,461,463

NET ASSETS	$2,223,834,476

Net assets were comprised of:
Paid-in capital	$1,820,462,642
Retained earnings	403,371,834

Net assets, December 31, 2015	$2,223,834,476

Net asset value and redemption price per share, $2,223,834,476 / 161,575,094 outstanding shares of beneficial interest	$13.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,676,187, includes $636,544 reimbursable by an affiliate)	$40,535,103
Affiliated income from securities lending, net	1,138,935
Affiliated dividend income	74,905

41,748,943

EXPENSES
Advisory fees	21,453,200
Distribution fee	4,137,788
Custodian and accounting fees	810,000
Trustees’ fees	35,000
Insurance expenses	33,000
Audit fee	27,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	5,000
Loan interest expense	2,262
Miscellaneous	55,476

Total expenses	26,585,726
Less: advisory fee waivers and/or expense reimbursement	(313,011)

Net expenses	26,272,715

NET INVESTMENT INCOME	15,476,228

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(79,249))	170,188,836
Foreign currency transactions	(1,705,608)

168,483,228

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $437,319)	(100,990,219)
Foreign currencies	(480,796)

(101,471,015)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	67,012,213

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,488,441

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$15,476,228	$18,337,260
Net realized gain on investment and foreign currency transactions	168,483,228	69,969,792
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(101,471,015)	(250,394,025)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	82,488,441	(162,086,973)

FUND SHARE TRANSACTIONS:
Fund share sold [12,378,100 and 18,094,782 shares, respectively]	171,436,755	247,989,661
Fund share repurchased [54,852,219 and 16,385,208 shares, respectively]	(751,785,210)	(221,969,790)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(580,348,455)	26,019,871

TOTAL DECREASE IN NET ASSETS	(497,860,014)	(136,067,102)
NET ASSETS:
Beginning of year	2,721,694,490	2,857,761,592

End of year	$2,223,834,476	$2,721,694,490

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.6%		Value (Note 2)
COMMON STOCKS — 97.6%	Shares
Australia — 4.2%
AGL Energy Ltd.	328,500	$4,298,456
Ansell Ltd.	410,588	6,362,954
Arrium Ltd.*	7,840,800	327,868
Ausdrill Ltd.(g)	793,540	146,652
Australia & New Zealand Banking Group Ltd.	352,900	7,121,434
Bendigo & Adelaide Bank Ltd.	547,900	4,739,242
BHP Billiton PLC	448,435	5,000,895
Bradken Ltd.*	556,400	195,011
Caltex Australia Ltd.	544,750	14,890,012
Challenger Ltd.	1,332,300	8,396,645
Downer EDI Ltd.	1,505,900	3,917,320
Harvey Norman Holdings Ltd.	218,500	660,510
Independence Group NL	70,900	130,114
Kingsgate Consolidated Ltd.*(a)(g)	898,989	242,263
Lend Lease Group	707,400	7,298,621
Metcash Ltd.*(a)	2,725,199	3,181,815
Mineral Resources Ltd.(a)	376,400	1,088,570
Mount Gibson Iron Ltd.*(a)	2,634,500	345,410
Myer Holdings Ltd.(a)	1,907,200	1,649,464
National Australia Bank Ltd.	269,136	5,873,025
Pacific Brands Ltd.*	2,240,100	1,277,790
Primary Health Care Ltd.(a)	891,240	1,508,006
Qantas Airways Ltd.*	1,938,002	5,744,362
Seven Group Holdings Ltd.(a)	354,500	1,416,608

		85,813,047

Austria — 0.8%
OMV AG	223,900	6,355,492
UNIQA Insurance Group AG	591,495	4,820,055
Voestalpine AG	144,800	4,429,194

		15,604,741

Belgium — 2.6%
AGFA-Gevaert NV*	708,900	4,036,902
Anheuser-Busch InBev NV	208,817	25,986,839
bpost SA	11,100	272,366
Delhaize Group	139,900	13,616,060
KBC Groep NV	141,349	8,838,059

		52,750,226

Brazil — 0.3%
BB Seguridade Participacoes SA	890,800	5,478,209

Canada — 1.1%
Encana Corp.	952,330	4,838,390
MacDonald, Dettwiler & Associates Ltd.	143,117	8,611,637
National Bank of Canada(a)	312,900	9,115,414

		22,565,441

China — 0.1%
Shougang Fushan Resources Group Ltd.	10,781,000	1,384,750

Denmark — 0.9%
A.P. Moeller-Maersk A/S (Class B Stock)	3,300	4,304,206
Carlsberg A/S (Class B Stock)	102,387	9,070,637
TDC A/S	1,048,400	5,220,028

		18,594,871

Finland — 1.4%
Sampo OYJ (Class A Stock)	332,058	16,862,740

COMMON STOCKS (continued)	Shares	Value (Note 2)
Finland (continued)
Tieto OYJ(g)	184,822	$4,937,465
UPM-Kymmene OYJ	401,400	7,452,158

		29,252,363

France — 9.3%
Alstom SA*(a)	158,100	4,829,173
Arkema SA	38,800	2,715,961
AXA SA	304,900	8,331,002
BNP Paribas SA	324,870	18,380,374
Cap Gemini SA	182,798	16,961,114
Cie Generale des Etablissements Michelin	76,400	7,271,988
CNP Assurances	312,500	4,215,439
Credit Agricole SA	466,400	5,496,154
Electricite de France SA	674,800	9,938,159
Engie	100,700	1,783,731
Iliad SA	32,085	7,648,408
Orange SA	53,682	897,875
Renault SA	73,200	7,327,029
Sanofi	221,700	18,893,766
SCOR SE	178,700	6,686,586
Societe Generale SA	136,000	6,267,206
Thales SA	98,039	7,338,231
Total SA	418,349	18,755,269
Valeo SA	140,285	21,628,510
Vinci SA	217,901	13,966,386

		189,332,361

Germany — 7.0%
Allianz SE	68,800	12,127,994
Aurubis AG	42,600	2,157,112
BASF SE	125,600	9,568,016
Bayer AG	178,430	22,284,310
Bayerische Motoren Werke AG	81,100	8,544,053
Daimler AG	215,900	18,039,406
Deutsche Bank AG	318,300	7,729,853
Deutsche Lufthansa AG*	362,100	5,703,491
E.ON SE	337,900	3,244,535
Freenet AG	103,500	3,492,611
Hannover Rueck SE	61,800	7,056,950
Merck KGaA	22,600	2,188,163
Metro AG	34,875	1,111,030
Muenchener Rueckversicherungs- Gesellschaft AG	52,900	10,539,701
Rheinmetall AG	127,900	8,501,798
Stada Arzneimittel AG	135,900	5,480,252
Volkswagen AG	61,900	9,512,022
Wincor Nixdorf AG	87,500	4,386,962

		141,668,259

Hong Kong — 1.6%
Cheung Kong Property Holdings Ltd.	288,000	1,863,068
China Resources Cement Holdings Ltd.	13,373,400	4,084,926
CK Hutchison Holdings Ltd.	93,000	1,250,099
Dah Sing Financial Holdings Ltd.(g)	484,312	2,410,396
Huabao International Holdings Ltd.	6,305,000	2,286,824
Kingboard Chemical Holdings Ltd.	1,618,800	2,575,296
Lee & Man Paper Manufacturing Ltd.	3,315,500	1,844,148
Skyworth Digital Holdings Ltd.	7,664,000	4,971,896
Tongda Group Holdings Ltd.	19,670,000	3,452,776

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	2,331,500	$7,898,007

		32,637,436

Ireland — 2.2%
C&C Group PLC	1,057,000	4,257,341
James Hardie Industries PLC, CDI	650,723	8,204,257
Ryanair Holdings PLC, ADR	92,187	7,970,488
Shire PLC	252,687	17,336,302
Smurfit Kappa Group PLC	266,000	6,812,570

		44,580,958

Israel — 2.3%
Bank Hapoalim BM	837,200	4,321,630
Elbit Systems Ltd., (NASDAQ GS)	400	35,332
Elbit Systems Ltd., (TASE)	71,700	6,312,121
Teva Pharmaceutical Industries Ltd.	201,200	13,126,472
Teva Pharmaceutical Industries Ltd., ADR	335,212	22,003,316

		45,798,871

Italy — 1.5%
Astaldi SpA(a)	214,334	1,303,686
Atlantia SpA	311,647	8,245,734
Azimut Holding SpA	369,552	9,185,706
Danieli & C Officine Meccaniche SpA(g)	128,200	2,445,737
Enel SpA	2,315,500	9,709,649
Mediobanca SpA	41,162	394,583

		31,285,095

Japan — 22.3%
ABC-Mart, Inc.	143,400	7,849,448
Anritsu Corp.	449,600	2,945,808
Aoyama Trading Co. Ltd.	138,200	5,324,284
Aozora Bank Ltd.(a)	1,513,000	5,280,104
Asahi Kasei Corp.	445,000	3,009,137
Bank of Yokohama Ltd. (The)	915,000	5,608,586
Calsonic Kansei Corp.	840,000	7,405,487
Central Glass Co. Ltd.	320,000	1,467,699
Daihatsu Motor Co. Ltd.	374,000	5,045,270
Daiwa House Industry Co. Ltd.	942,300	27,087,689
Don Quijote Holdings Co. Ltd.	495,100	17,387,288
Enplas Corp.(g)	99,900	3,593,828
Fuji Oil Holdings, Inc.	274,600	4,459,441
Fujikura Ltd.	1,150,000	6,211,662
Fuyo General Lease Co. Ltd.(g)	119,900	5,646,382
Heiwa Corp.	352,000	6,586,624
Hogy Medical Co. Ltd.	32,700	1,645,424
Isuzu Motors Ltd.	1,052,700	11,340,358
Japan Airlines Co. Ltd.	205,800	7,366,180
Japan Tobacco, Inc.	321,700	11,810,820
JX Holdings, Inc.	425,200	1,784,599
KDDI Corp.	937,800	24,354,849
Keihin Corp.	279,200	4,895,595
Keiyo Bank Ltd. (The)(g)	811,000	3,840,317
KYORIN Holdings, Inc.	172,200	3,587,962
Kyowa Exeo Corp.	455,100	4,672,328
Makita Corp.	133,600	7,698,921
Marubeni Corp.	1,007,200	5,178,113
Miraca Holdings, Inc.	3,100	136,405
Mitsubishi Corp.	313,900	5,221,137
Mitsubishi Gas Chemical Co., Inc.	838,600	4,288,200
Mitsubishi UFJ Financial Group, Inc.	1,645,700	10,193,876

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Mitsui & Co. Ltd.	663,400	$7,882,545
Mizuho Financial Group, Inc.	4,359,500	8,719,002
Morinaga Milk Industry Co. Ltd.	887,800	4,044,264
Nichi-iko Pharmaceutical Co. Ltd.	140,700	3,352,898
Nichirei Corp.	72,000	530,521
Nikkiso Co. Ltd.	18,500	146,270
Nippon Telegraph & Telephone Corp.	487,500	19,401,582
Nishi-Nippon City Bank Ltd. (The)	1,487,000	3,919,233
Nissan Motor Co. Ltd.	1,242,100	13,005,709
NTT DoCoMo, Inc.	335,000	6,871,386
Paramount Bed Holdings Co. Ltd.	4,800	170,311
Resona Holdings, Inc.	2,211,000	10,737,138
Ricoh Co. Ltd.	632,600	6,513,759
Sankyu, Inc.	1,173,000	5,984,434
Sawai Pharmaceutical Co. Ltd.	30,800	2,108,631
Seino Holdings Co. Ltd.	376,000	3,912,017
Seven & i Holdings Co. Ltd.	340,200	15,575,908
Shimachu Co. Ltd.	219,300	4,987,904
Shinko Electric Industries Co. Ltd.	290,200	1,860,429
Ship Healthcare Holdings, Inc.	42,200	1,044,848
Shizuoka Gas Co. Ltd.(g)	383,800	2,441,364
SKY Perfect JSAT Holdings, Inc.	952,500	5,355,037
SoftBank Group Corp.	233,900	11,805,028
Sony Corp.	482,400	11,855,846
Sumitomo Corp.	536,500	5,469,795
Sumitomo Metal Mining Co. Ltd.	383,000	4,649,206
Sumitomo Mitsui Financial Group, Inc.	711,300	26,845,208
Toagosei Co. Ltd.(g)	665,500	5,689,956
Toho Holdings Co. Ltd.	183,700	4,465,319
Tokai Rika Co. Ltd.	15,800	388,881
Toppan Forms Co. Ltd.(g)	301,100	3,571,329
Towa Pharmaceutical Co. Ltd.	50,900	3,165,228
Toyoda Gosei Co. Ltd.	230,700	5,240,794
Tsubakimoto Chain Co.	122,000	939,392
Tsumura & Co.	157,200	4,365,225
United Arrows Ltd.	179,500	7,738,446
Yokohama Rubber Co. Ltd. (The)(a)	347,850	5,342,217

		453,020,881

Liechtenstein
VP Bank AG	1,934	157,337

Luxembourg — 0.3%
RTL Group SA	72,346	6,024,683

Netherlands — 3.9%
Aegon NV	740,800	4,189,588
ING Groep NV, CVA	401,600	5,433,692
Koninklijke Ahold NV	673,800	14,212,839
Koninklijke KPN NV	2,217,636	8,387,953
Royal Dutch Shell PLC (Class A Stock)	529,785	11,999,257
Royal Dutch Shell PLC (Class B Stock)	770,000	17,549,120
TKH Group NV	29,900	1,214,165
Wolters Kluwer NV	473,400	15,898,529

		78,885,143

New Zealand — 0.5%
Air New Zealand Ltd.(g)	3,321,700	6,699,427
SKY Network Television Ltd.	827,900	2,593,439

		9,292,866

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Norway — 1.5%
DNB ASA	371,700	$4,579,799
Fred Olsen Energy ASA*	116,565	453,142
Marine Harvest ASA*	241,900	3,254,723
Statoil ASA	303,800	4,237,030
Telenor ASA	714,237	11,905,311
Yara International ASA	146,000	6,279,207

		30,709,212

Philippines — 0.3%
Alliance Global Group, Inc.	19,057,600	6,495,732

Portugal — 0.2%
EDP — Energias de Portugal SA	928,000	3,343,919

Singapore — 0.5%
DBS Group Holdings Ltd.	568,500	6,662,538
Hong Leong Asia Ltd.(g)	1,721,000	943,556
Wilmar International Ltd.	1,681,900	3,470,318

		11,076,412

South Africa — 0.2%
Mondi PLC	167,700	3,287,063

Spain — 1.8%
Banco Santander SA	569,400	2,801,105
Ebro Foods SA	148,400	2,919,165
Gas Natural SDG SA	326,300	6,654,026
Iberdrola SA	1,196,800	8,484,128
Red Electrica Corp. SA	100,217	8,371,136
Repsol SA	481,300	5,298,789
Tecnicas Reunidas SA(a)	51,200	1,935,872

		36,464,221

Sweden — 3.3%
Assa Abloy AB (Class B Stock)	831,846	17,412,788
Boliden AB	219,800	3,682,572
Nordea Bank AB	619,500	6,797,005
Securitas AB (Class B Stock)	385,800	5,899,237
Swedbank AB (Class A Stock)	932,861	20,544,940
Telefonaktiebolaget LM Ericsson (Class B Stock)	529,800	5,107,964
TeliaSonera AB	1,430,000	7,101,215

		66,545,721

Switzerland — 7.8%
Baloise Holding AG	83,700	10,608,001
Bucher Industries AG	16,700	3,763,783
Cembra Money Bank AG*	41,600	2,674,760
Credit Suisse Group AG*	1,151,760	24,811,173
Georg Fischer AG	12,600	8,554,173
Helvetia Holding AG	12,000	6,759,704
Novartis AG	412,285	35,464,457
OC Oerlikon Corp. AG*	318,425	2,834,440
Oriflame Holding AG*	101,749	1,630,612
Pargesa Holding SA	36,705	2,318,876
Swiss Life Holding AG*	37,800	10,181,424
Swiss Re AG	195,100	19,054,696
UBS Group AG	116,869	2,267,197
Wolseley PLC	223,952	12,163,552
Zurich Insurance Group AG*	57,900	14,874,511

		157,961,359

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	625,137	$14,221,867

Thailand — 0.2%
Krung Thai Bank PCL	9,817,300	4,556,035

Turkey — 0.4%
Turkcell Iletisim Hizmetleri A/S	2,551,377	8,648,592

United Kingdom — 17.8%
3i Group PLC	751,500	5,323,518
Amec Foster Wheeler PLC	233,800	1,475,908
Anglo American PLC	311,000	1,364,431
AstraZeneca PLC	99,400	6,714,247
Aviva PLC	740,400	5,620,022
BAE Systems PLC	2,123,100	15,631,450
Barclays PLC	1,614,300	5,196,091
Beazley PLC	954,500	5,480,542
Bellway PLC	233,370	9,758,056
Berkeley Group Holdings PLC	120,700	6,561,715
BG Group PLC	608,270	8,817,436
Bovis Homes Group PLC	248,000	3,709,216
BP PLC	2,380,200	12,369,223
British American Tobacco PLC	395,660	21,972,725
BT Group PLC	1,151,600	7,996,270
Carillion PLC(a)	942,300	4,208,541
Centrica PLC	2,803,800	9,002,979
Dairy Crest Group PLC	351,859	3,521,478
Darty PLC(g)	1,314,300	1,995,679
Debenhams PLC	3,256,300	3,510,854
Direct Line Insurance Group PLC	1,250,743	7,497,138
DS Smith PLC	412,221	2,411,328
GlaxoSmithKline PLC	426,800	8,619,636
Go-Ahead Group PLC(g)	148,200	5,831,171
Home Retail Group PLC	49,500	72,515
HSBC Holdings PLC	1,580,800	12,479,250
Imperial Tobacco Group PLC	116,000	6,126,884
Informa PLC	1,125,196	10,168,957
Intermediate Capital Group PLC	707,314	6,520,447
J Sainsbury PLC(a)	3,321,100	12,647,500
Lloyds Banking Group PLC	23,293,017	25,063,318
Man Group PLC	2,029,100	5,219,908
Marston’s PLC(g)	1,392,600	3,408,923
Meggitt PLC	85,365	471,325
Old Mutual PLC	1,644,600	4,326,411
Pace PLC	924,900	5,920,527
Petrofac Ltd.	255,000	2,991,090
Premier Foods PLC*	200,276	115,885
Provident Financial PLC	226,646	11,237,777
Prudential PLC	1,036,088	23,342,672
RELX PLC	832,606	14,683,859
Rexam PLC	2,310,329	20,607,107
Rio Tinto Ltd.	87,700	2,836,172
Smiths Group PLC	46,461	642,509
Tate & Lyle PLC	392,891	3,460,738
Tullett Prebon PLC	486,800	2,662,802
Unilever PLC	256,355	10,995,684
Vesuvius PLC(g)	517,100	2,546,238
WM Morrison Supermarkets PLC(a)	3,202,000	6,976,813

		360,114,965

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States — 0.6%
AON PLC	127,940	$11,797,347
Boart Longyear Ltd.*(g)	2,407,100	106,997

		11,904,344

TOTAL COMMON STOCKS (cost $2,064,015,591)		1,979,456,980

	Units
RIGHTS*
Spain
Repsol SA, expiring 02/26/16 (cost $243,256)	481,300	240,082

TOTAL LONG-TERM INVESTMENTS (cost $2,064,258,847)		1,979,697,062

	Shares
SHORT-TERM INVESTMENT — 3.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $79,877,565; includes $58,565,237 of cash collateral for securities on loan)(b)(w)(Note 4)	79,877,565	79,877,565

Value (Note 2)
TOTAL INVESTMENTS — 101.5% (cost $2,144,136,412)	$2,059,574,627
Liabilities in excess of other assets — (1.5)%	(30,420,438)

NET ASSETS — 100.0%	$2,029,154,189

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $52,010,884; cash collateral of $58,565,237 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$85,813,047	$—
Austria	—	15,604,741	—
Belgium	4,036,902	48,713,324	—
Brazil	5,478,209	—	—
Canada	22,565,441	—	—
China	—	1,384,750	—
Denmark	—	18,594,871	—
Finland	—	29,252,363	—
France	—	189,332,361	—
Germany	—	141,668,259	—
Hong Kong	—	32,637,436	—
Ireland	7,970,488	36,610,470	—
Israel	22,038,648	23,760,223	—
Italy	—	31,285,095	—
Japan	—	453,020,881	—
Liechtenstein	—	157,337	—
Luxembourg	—	6,024,683	—
Netherlands	5,433,692	73,451,451	—
New Zealand	—	9,292,866	—
Norway	—	30,709,212	—
Philippines	—	6,495,732	—
Portugal	—	3,343,919	—
Singapore	—	11,076,412	—
South Africa	—	3,287,063	—
Spain	—	36,464,221	—
Sweden	—	66,545,721	—
Switzerland	2,674,760	155,286,599	—
Taiwan	14,221,867	—	—
Thailand	4,556,035	—	—
Turkey	—	8,648,592	—
United Kingdom	7,942,735	352,172,230	—
United States	11,904,344	—	—
Rights
Spain	240,082	—	—
Affiliated Money Market Mutual Fund	79,877,565	—	—

Total	$188,940,768	$1,870,633,859	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	11.9%
Insurance	9.9
Pharmaceuticals	8.3
Oil, Gas & Consumable Fuels	5.3
Affiliated Money Market Mutual Fund (2.9% represents investments purchased with collateral from securities on loan)	3.9
Automobiles	3.6
Diversified Telecommunication Services	3.4
Food & Staples Retailing	3.3
Capital Markets	3.2
Wireless Telecommunication Services	2.7
Media	2.7
Auto Components	2.6
Tobacco	2.0
Electric Utilities	2.0
Beverages	1.9
Aerospace & Defense	1.9
Trading Companies & Distributors	1.8
Household Durables	1.8
Real Estate Management & Development	1.8
Chemicals	1.7
Airlines	1.7
Machinery	1.5
Containers & Packaging	1.5
Specialty Retail	1.4
Metals & Mining	1.3
Food Products	1.3
Construction & Engineering	1.2

Multiline Retail	1.1%
IT Services	1.1
Building Products	0.9
Multi-Utilities	0.9
Industrial Conglomerates	0.8
Diversified Financial Services	0.8
Semiconductors & Semiconductor Equipment	0.8
Road & Rail	0.8
Commercial Services & Supplies	0.7
Consumer Finance	0.7
Personal Products	0.6
Paper & Forest Products	0.6
Electronic Equipment, Instruments & Components	0.6
Construction Materials	0.6
Electrical Equipment	0.6
Communications Equipment	0.5
Technology Hardware, Storage & Peripherals	0.5
Gas Utilities	0.4
Health Care Equipment & Supplies	0.4
Transportation Infrastructure	0.4
Textiles, Apparel & Luxury Goods	0.4
Health Care Providers & Services	0.4
Energy Equipment & Services	0.3
Leisure Products	0.3
Marine	0.2
Health Care Technology	0.2
Hotels, Restaurants & Leisure	0.2
Distributors	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$240,082	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$56,975

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$(8,950)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $52,010,884:
Unaffiliated investments (cost $2,064,258,847)	$1,979,697,062
Affiliated investments (cost $79,877,565)	79,877,565
Cash	8,829
Foreign currency, at value (cost $17,034,076)	16,891,638
Tax reclaim receivable	14,461,078
Receivable for investments sold	2,365,229
Receivable from affiliate	1,175,707
Receivable for fund share sold	476,765
Dividends receivable	197,613
Prepaid expenses	17,545

Total Assets	2,095,169,031

LIABILITIES:
Payable to broker for collateral for securities on loan	58,565,237
Payable for investments purchased	3,276,625
Loan payable	3,115,000
Advisory fees payable	676,064
Accrued expenses and other liabilities	318,092
Distribution fee payable	57,762
Payable for fund share repurchased	5,720
Affiliated transfer agent fee payable	342

Total Liabilities	66,014,842

NET ASSETS	$2,029,154,189

Net assets were comprised of:
Paid-in capital	$1,812,989,587
Retained earnings	216,164,602

Net assets, December 31, 2015	$2,029,154,189

Net asset value and redemption price per share, $2,029,154,189 / 117,566,452 outstanding shares of beneficial interest	$17.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $6,844,708, includes $690,339 reimbursable by an affiliate)	$66,378,074
Affiliated income from securities lending, net	289,273
Affiliated dividend income	67,022

66,734,369

EXPENSES
Advisory fees	19,380,186
Distribution fee	3,768,718
Custodian and accounting fees	713,000
Trustees’ fees	31,000
Insurance expenses	30,000
Audit fee	27,000
Shareholders’ reports	26,000
Loan interest expense	12,223
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,000)	10,000
Miscellaneous	57,142

Total expenses	24,065,269

NET INVESTMENT INCOME	42,669,100

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	45,206,872
Foreign currency transactions	(2,006,924)

43,199,948

Net change in unrealized appreciation (depreciation) on:
Investments	(71,098,472)
Foreign currencies	(752,780)

(71,851,252)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(28,651,304)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,017,796

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$42,669,100	$53,040,404
Net realized gain on investment and foreign currency transactions	43,199,948	153,596,371
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(71,851,252)	(380,072,769)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,017,796	(173,435,994)

FUND SHARE TRANSACTIONS:
Fund share sold [9,693,696 and 15,762,240 shares, respectively]	171,433,700	282,716,469
Net asset value of shares issued in merger [4,812,934 and 0 shares, respectively] (Note 9)	90,867,679	—
Fund share repurchased [39,281,114 and 12,068,312 shares, respectively]	(683,544,627)	(217,319,351)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(421,243,248)	65,397,118

TOTAL DECREASE IN NET ASSETS	(407,225,452)	(108,038,876)
NET ASSETS:
Beginning of year	2,436,379,641	2,544,418,517

End of year	$2,029,154,189	$2,436,379,641

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 96.6%	Shares	Value (Note 2)
Australia — 1.1%
BHP Billiton Ltd.	209,359	$2,694,353
BHP Billiton PLC	106,045	1,182,602
South32 Ltd., (ASE)*	315,404	242,293

		4,119,248

Belgium — 1.7%
Anheuser-Busch InBev SA NV	54,800	6,819,745

Canada
Nortel Networks Corp.*(g)	2,492	1

China — 3.2%
China Construction Bank Corp. (Class H Stock)	2,147,000	1,464,572
China Overseas Land & Investment Ltd.	806,000	2,805,978
CNOOC Ltd. (Class H Stock)	3,124,000	3,251,384
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,516,145	1,508,224
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	588,500	3,245,404

		12,275,562

Denmark — 1.0%
Novo Nordisk A/S (Class B Stock)	66,470	3,848,494

France — 11.9%
Accor SA	106,518	4,613,314
AXA SA	194,925	5,326,076
BNP Paribas SA	86,353	4,885,648
Essilor International SA	31,505	3,926,677
Hermes International	1,498	506,364
Imerys SA	33,302	2,326,202
Kering	14,022	2,397,424
LVMH Moet Hennessy Louis Vuitton SE	31,801	4,995,018
Pernod Ricard SA	27,507	3,137,037
Sanofi	71,490	6,092,536
Schneider Electric SE	92,700	5,265,754
Technip SA	60,670	3,017,152

		46,489,202

Germany — 7.2%
Allianz SE	33,047	5,825,492
Bayer AG	42,783	5,343,214
Continental AG	24,040	5,815,546
Fresenius Medical Care AG & Co. KGaA	44,480	3,737,878
SAP SE	92,866	7,369,252

		28,091,382

Hong Kong — 3.3%
Cheung Kong Property Holdings Ltd.	532,500	3,444,734
CK Hutchison Holdings Ltd.	369,000	4,960,072
Hang Lung Properties Ltd.	1,014,000	2,297,580
Sands China Ltd.	658,000	2,230,748

		12,933,134

India — 0.9%
HDFC Bank Ltd., ADR	60,000	3,696,000

Indonesia — 0.4%
Astra International Tbk PT	3,932,300	1,693,848

Israel — 1.2%
Teva Pharmaceutical Industries Ltd., ADR	69,999	4,594,734

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan — 22.8%
Astellas Pharma, Inc.	362,700	$5,163,312
Daikin Industries Ltd.	48,300	3,517,287
East Japan Railway Co.	28,400	2,674,313
FANUC Corp.	23,500	4,048,812
Honda Motor Co. Ltd.(a)	212,600	6,795,023
Inpex Corp.	326,500	3,183,020
Japan Tobacco, Inc.	208,200	7,643,807
KDDI Corp.	147,200	3,822,813
Keyence Corp.	7,600	4,176,999
Komatsu Ltd.	149,900	2,452,731
Kubota Corp.	301,000	4,650,043
Makita Corp.	77,500	4,466,066
Mitsui Fudosan Co. Ltd.	159,000	3,990,564
Nidec Corp.	33,700	2,443,789
Nitto Denko Corp.	22,400	1,635,327
Shin-Etsu Chemical Co. Ltd.	40,700	2,212,691
SMC Corp.	19,523	5,070,785
Sumitomo Mitsui Financial Group, Inc.	220,300	8,314,353
Tokyo Electron Ltd.	66,300	4,016,775
Toyota Motor Corp.	138,200	8,510,221

		88,788,731

Macau — 0.2%
Wynn Macau Ltd.	589,200	684,526

Netherlands — 4.0%
Akzo Nobel NV	80,704	5,392,562
ASML Holding NV	48,442	4,304,167
ING Groep NV, CVA	445,357	6,025,729

		15,722,458

South Africa — 0.9%
Naspers Ltd. (Class N Stock)	24,810	3,391,138

South Korea — 2.0%
Hyundai Mobis Co. Ltd.*	9,860	2,063,004
Samsung Electronics Co. Ltd., GDR	10,510	5,586,065

		7,649,069

Switzerland — 11.9%
Cie Financiere Richemont SA	52,690	3,771,178
Credit Suisse Group AG*	262,671	5,658,449
Glencore PLC*	1,107,908	1,468,130
LafargeHolcim Ltd., OMXS*	45,605	2,283,662
LafargeHolcim Ltd., NYSE*	51,076	2,583,690
Novartis AG	99,069	8,521,844
Roche Holding AG	32,363	8,968,060
UBS Group AG	411,929	7,991,205
Zurich Insurance Group AG*	19,740	5,071,206

		46,317,424

Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	169,904	3,865,316

United Kingdom — 21.9%
Aggreko PLC	78,428	1,055,781
ARM Holdings PLC	282,997	4,313,474
Barclays PLC	1,884,000	6,064,198
BG Group PLC	518,596	7,517,529
British American Tobacco PLC	97,204	5,398,162
Burberry Group PLC	209,636	3,688,363
HSBC Holdings PLC	1,133,791	8,964,440

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Imperial Tobacco Group PLC	82,796	$4,373,116
Lloyds Banking Group PLC	5,227,920	5,625,249
Meggitt PLC	508,500	2,807,577
Prudential PLC	296,992	6,691,118
Rio Tinto Ltd.	67,463	2,181,718
Rio Tinto PLC	70,526	2,053,396
Standard Chartered PLC	531,910	4,413,365
Tullow Oil PLC*	178,555	437,365
Unilever PLC	117,259	5,029,521
Vodafone Group PLC	2,569,899	8,333,632
WPP PLC	272,898	6,277,177

		85,225,181

TOTAL COMMON STOCKS (cost $369,447,841)		376,205,193

PREFERRED STOCK — 1.3%
Germany
Henkel AG & Co. KGaA (PRFC) (cost $3,608,191)	44,855	5,005,935

TOTAL LONG-TERM INVESTMENTS (cost $373,056,032)		381,211,128

SHORT-TERM INVESTMENT — 2.8%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $10,899,897; includes $7,208,735 of cash collateral for securities on loan)(b)(w)(Note 4)	10,899,897	$10,899,897

TOTAL INVESTMENTS — 100.7% (cost $383,955,929)		392,111,025
Liabilities in excess of other assets — (0.7)%		(2,913,069)

NET ASSETS — 100.0%		$389,197,956

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,840,405; cash collateral of $7,208,735 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$4,119,248	$—
Belgium	—	6,819,745	—
Canada	—	—	1
China	—	12,275,562	—
Denmark	—	3,848,494	—
France	—	46,489,202	—
Germany	—	28,091,382	—
Hong Kong	—	12,933,134	—
India	3,696,000	—	—
Indonesia	—	1,693,848	—
Israel	4,594,734	—	—
Japan	—	88,788,731	—
Macau	—	684,526	—
Netherlands	6,025,729	9,696,729	—
South Africa	—	3,391,138	—
South Korea	5,586,065	2,063,004	—
Switzerland	—	46,317,424	—
Taiwan	3,865,316	—	—
United Kingdom	—	85,225,181	—
Preferred Stocks
Germany	—	5,005,935	—
Affiliated Money Market Mutual Fund	10,899,897	—	—

Total	$34,667,741	$357,443,283	$1

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$7,080,936	L1 to L2	Official Close to Model Price
Common Stocks	$5,997,285	L2 to L1	Model Price to Official Close

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	13.1%
Pharmaceuticals	10.9
Insurance	6.7
Machinery	5.3
Tobacco	4.5
Automobiles	4.4
Semiconductors & Semiconductor Equipment	4.2
Textiles, Apparel & Luxury Goods	3.9
Oil, Gas & Consumable Fuels	3.7
Capital Markets	3.5
Real Estate Management & Development	3.2
Wireless Telecommunication Services	3.1
Affiliated Money Market Mutual Fund (1.9% represents investments purchased with collateral from securities on loan)	2.8
Beverages	2.6
Metals & Mining	2.5
Media	2.5
Chemicals	2.4

Auto Components	2.0%
Electrical Equipment	2.0
Hotels, Restaurants & Leisure	1.9
Software	1.9
Construction Materials	1.8
Technology Hardware, Storage & Peripherals	1.4
Personal Products	1.3
Household Products	1.3
Industrial Conglomerates	1.3
Electronic Equipment, Instruments & Components	1.1
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	1.0
Building Products	0.9
Energy Equipment & Services	0.8
Aerospace & Defense	0.7
Road & Rail	0.7
Commercial Services & Supplies	0.3

100.7
Liabilities in excess of other assets	(0.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $6,840,405:
Unaffiliated investments (cost $373,056,032)	$381,211,128
Affiliated investments (cost $10,899,897)	10,899,897
Foreign currency, at value (cost $67,286)	66,340
Tax reclaim receivable	2,748,970
Receivable for investments sold	1,578,502
Receivable from affiliate	168,722
Dividends receivable	56,580
Receivable for fund share sold	51,013
Prepaid expenses	6,023

Total Assets	396,787,175

LIABILITIES:
Payable to broker for collateral for securities on loan	7,208,735
Payable for fund share repurchased	157,767
Advisory fees payable	127,597
Accrued expenses and other liabilities	83,658
Distribution fee payable	11,122
Affiliated transfer agent fee payable	340

Total Liabilities	7,589,219

NET ASSETS	$389,197,956

Net assets were comprised of:
Paid-in capital	$345,085,473
Retained earnings	44,112,483

Net assets, December 31, 2015	$389,197,956

Net asset value and redemption price per share, $389,197,956 / 16,693,155 outstanding shares of beneficial interest	$23.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,075,153, includes $91,122 reimbursable by an affiliate)	$11,549,802
Affiliated dividend income	18,058
Affiliated income from securities lending, net	5,369

11,573,229

EXPENSES
Advisory fees	3,441,086
Distribution fee	754,422
Custodian and accounting fees	152,000
Audit fee	24,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	6,000
Shareholders’ reports	5,000
Loan interest expense	609
Miscellaneous	31,611

Total expenses	4,448,728

NET INVESTMENT INCOME	7,124,501

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	7,365,930
Foreign currency transactions	9,639

7,375,569

Net change in unrealized appreciation (depreciation) on:
Investments	(27,501,557)
Foreign currencies	(122,061)

(27,623,618)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(20,248,049)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,123,548)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,124,501	$12,979,859
Net realized gain on investment and foreign currency transactions	7,375,569	5,981,825
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(27,623,618)	(48,368,811)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(13,123,548)	(29,407,127)

FUND SHARE TRANSACTIONS:
Fund share sold [2,433,221 and 1,960,982 shares, respectively]	60,359,644	49,161,291
Fund share repurchased [3,573,236 and 2,371,877 shares, respectively]	(85,728,292)	(59,272,669)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(25,368,648)	(10,111,378)

TOTAL DECREASE IN NET ASSETS	(38,492,196)	(39,518,505)
NET ASSETS:
Beginning of year	427,690,152	467,208,657

End of year	$389,197,956	$427,690,152

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 100.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.9%
Boeing Co. (The)	140,799	$20,358,127

Automobiles — 1.2%
Tesla Motors, Inc.*(a)	55,635	13,352,956

Banks — 0.9%
Citigroup, Inc.	198,559	10,275,428

Beverages — 1.0%
Monster Beverage Corp.*	73,702	10,978,650

Biotechnology — 7.5%
Alexion Pharmaceuticals, Inc.*	107,352	20,477,394
Biogen, Inc.*	52,047	15,944,598
BioMarin Pharmaceutical, Inc.*	26,038	2,727,741
Celgene Corp.*	192,861	23,097,033
Regeneron Pharmaceuticals, Inc.*	31,143	16,906,600
Vertex Pharmaceuticals, Inc.*	20,683	2,602,542

		81,755,908

Capital Markets — 0.9%
Morgan Stanley	315,955	10,050,529

Chemicals — 1.4%
Monsanto Co.	92,548	9,117,829
Sherwin-Williams Co. (The)	23,148	6,009,221

		15,127,050

Communications Equipment — 0.5%
Palo Alto Networks, Inc.*	27,712	4,881,192

Diversified Financial Services — 1.1%
McGraw Hill Financial, Inc.	122,673	12,093,104

Energy Equipment & Services — 0.5%
Schlumberger Ltd.	71,525	4,988,869

Food & Staples Retailing — 3.4%
Costco Wholesale Corp.	117,961	19,050,702
Kroger Co. (The)	440,785	18,438,037

		37,488,739

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	396,036	17,785,977

Hotels, Restaurants & Leisure — 4.8%
Marriott International, Inc. (Class A Stock)(a)	245,683	16,470,588
McDonald’s Corp.	99,857	11,797,106
Starbucks Corp.	409,776	24,598,853

		52,866,547

Internet & Catalog Retail — 10.1%
Amazon.com, Inc.*	83,056	56,136,720
JD.com, Inc. (China), ADR*	212,472	6,855,409
Netflix, Inc.*	253,322	28,974,970
Priceline Group, Inc. (The)*	14,919	19,020,979

		110,988,078

Internet Software & Services — 15.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	213,202	17,326,927
Alphabet, Inc. (Class A Stock)*	41,673	32,422,011
Alphabet, Inc. (Class C Stock)*	43,635	33,113,729
Facebook, Inc. (Class A Stock)*	455,963	47,721,088
LinkedIn Corp. (Class A Stock)*	92,012	20,710,061

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Tencent Holdings Ltd. (China)	1,200,633	$23,508,378

		174,802,194

IT Services — 7.6%
FleetCor Technologies, Inc.*	85,562	12,229,377
MasterCard, Inc. (Class A Stock)	378,981	36,897,590
Visa, Inc. (Class A Stock)(a)	442,957	34,351,315

		83,478,282

Life Sciences Tools & Services — 1.5%
Illumina, Inc.*	83,747	16,074,818

Media — 3.1%
Time Warner, Inc.	166,954	10,796,915
Walt Disney Co. (The)	215,617	22,657,034

		33,453,949

Oil, Gas & Consumable Fuels — 0.8%
Concho Resources, Inc.*	94,088	8,737,012

Pharmaceuticals — 6.8%
Allergan PLC*	52,806	16,501,875
Bristol-Myers Squibb Co.	351,936	24,209,677
Novo Nordisk A/S (Denmark), ADR	251,677	14,617,400
Shire PLC (Ireland), ADR	95,977	19,675,285

		75,004,237

Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	128,437	12,451,967

Semiconductors & Semiconductor Equipment — 1.8%
ARM Holdings PLC (United Kingdom), ADR(a)	223,865	10,127,653
NXP Semiconductor NV (Netherlands)*	113,017	9,521,682

		19,649,335

Software — 9.4%
Adobe Systems, Inc.*	249,822	23,468,279
Atlassian Corp. PLC (United Kingdom) (Class A Stock)*(a)	15,444	464,556
Microsoft Corp.	279,073	15,482,970
Red Hat, Inc.*	208,714	17,283,606
salesforce.com, inc.*	303,418	23,787,971
Splunk, Inc.*	180,468	10,613,323
Workday, Inc. (Class A Stock)*	152,967	12,188,411

		103,289,116

Specialty Retail — 6.3%
Home Depot, Inc. (The)	59,227	7,832,771
Industria de Diseno Textil SA (Spain)	601,521	20,664,841
O’Reilly Automotive, Inc.*	75,070	19,024,239
Tiffany & Co.	103,986	7,933,092
TJX Cos., Inc. (The)	194,263	13,775,189

		69,230,132

Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	466,853	49,140,947

Textiles, Apparel & Luxury Goods — 4.4%
NIKE, Inc. (Class B Stock)	516,120	32,257,500
Under Armour, Inc. (Class A Stock)*(a)	200,876	16,192,614

		48,450,114

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $713,078,259)		$1,096,753,257

SHORT-TERM INVESTMENT — 7.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $86,970,716; includes $86,074,031 of cash collateral received for securities on loan)(b)(w)(Note 4)	86,970,716	86,970,716

TOTAL INVESTMENTS — 107.9% (cost $800,048,975)		1,183,723,973
Liabilities in excess of other assets — (7.9)%		(86,284,530)

NET ASSETS — 100.0%		$1,097,439,443

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $83,586,288; cash collateral of $86,074,031 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Common Stocks
Aerospace & Defense	$20,358,127	$—	$—
Automobiles	13,352,956	—	—
Banks	10,275,428	—	—
Beverages	10,978,650	—	—
Biotechnology	81,755,908	—	—
Capital Markets	10,050,529	—	—
Chemicals	15,127,050	—	—
Communications Equipment	4,881,192	—	—
Diversified Financial Services	12,093,104	—	—
Energy Equipment & Services	4,988,869	—	—
Food & Staples Retailing	37,488,739	—	—
Health Care Equipment & Supplies	17,785,977	—	—
Hotels, Restaurants & Leisure	52,866,547	—	—
Internet & Catalog Retail	110,988,078	—	—
Internet Software & Services	151,293,816	23,508,378	—
IT Services	83,478,282	—	—
Life Sciences Tools & Services	16,074,818	—	—
Media	33,453,949	—	—
Oil, Gas & Consumable Fuels	8,737,012	—	—
Pharmaceuticals	75,004,237	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Real Estate Investment Trusts (REITs)	$12,451,967	$—	$—
Semiconductors & Semiconductor Equipment	19,649,335	—	—
Software	103,289,116	—	—
Specialty Retail	48,565,291	20,664,841	—
Technology Hardware, Storage & Peripherals	49,140,947	—	—
Textiles, Apparel & Luxury Goods	48,450,114	—	—
Affiliated Money Market Mutual Fund	86,970,716	—	—

Total	$1,139,550,754	$44,173,219	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Internet Software & Services	15.9%
Internet & Catalog Retail	10.1
Software	9.4
Affiliated Money Market Mutual Fund (7.8% represents investments purchased with collateral from securities on loan)	7.9
IT Services	7.6
Biotechnology	7.5
Pharmaceuticals	6.8
Specialty Retail	6.3
Hotels, Restaurants & Leisure	4.8
Technology Hardware, Storage & Peripherals	4.5
Textiles, Apparel & Luxury Goods	4.4
Food & Staples Retailing	3.4
Media	3.1

Aerospace & Defense	1.9%
Semiconductors & Semiconductor Equipment	1.8
Health Care Equipment & Supplies	1.6
Life Sciences Tools & Services	1.5
Chemicals	1.4
Automobiles	1.2
Real Estate Investment Trusts (REITs)	1.1
Diversified Financial Services	1.1
Beverages	1.0
Banks	0.9
Capital Markets	0.9
Oil, Gas & Consumable Fuels	0.8
Energy Equipment & Services	0.5
Communications Equipment	0.5

107.9
Liabilities in excess of other assets	(7.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $83,586,288:
Unaffiliated investments (cost $713,078,259)	$1,096,753,257
Affiliated investments (cost $86,970,716)	86,970,716
Cash	1,400
Dividends receivable	539,708
Tax reclaim receivable	250,203
Receivable for fund share sold	30,722
Prepaid expenses	8,421

Total Assets	1,184,554,427

LIABILITIES:
Payable to broker for collateral for securities on loan	86,074,031
Advisory fees payable	677,245
Payable for fund share repurchased	179,086
Accrued expenses and other liabilities	83,840
Payable for investments purchased	69,286
Distribution fee payable	31,156
Affiliated transfer agent fee payable	340

Total Liabilities	87,114,984

NET ASSETS.	$1,097,439,443

Net assets were comprised of:
Paid-in capital	$339,743,224
Retained earnings	757,696,219

Net assets, December 31, 2015	$1,097,439,443

Net asset value and redemption price per share, $1,097,439,443 / 47,294,742 outstanding shares of beneficial interest	$23.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $188,692 foreign withholding tax)	$7,393,183
Affiliated income from securities lending, net	160,212
Affiliated dividend income	29,146

7,582,541

EXPENSES
Advisory fees	8,262,592
Distribution fee	1,877,445
Custodian and accounting fees	145,000
Audit fee	21,000
Trustees’ fees	20,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Loan interest expense	1,830
Miscellaneous	18,623

Total expenses	10,380,490

NET INVESTMENT LOSS	(2,797,949)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	21,806,754
Foreign currency transactions	(1,754)

21,805,000

Net change in unrealized appreciation (depreciation) on:
Investments	66,470,697
Foreign currencies	(16,431)

66,454,266

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	88,259,266

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,461,317

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,797,949)	$(1,826,207)
Net realized gain on investment and foreign currency transactions	21,805,000	107,085,179
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	66,454,266	(45,613,175)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	85,461,317	59,645,797

FUND SHARE TRANSACTIONS:
Fund share sold [21,105,904 and 4,827,442 shares, respectively]	472,713,931	94,831,720
Fund share repurchased [7,726,109 and 13,484,603 shares, respectively]	(172,039,439)	(258,438,282)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	300,674,492	(163,606,562)

TOTAL INCREASE (DECREASE) IN NET ASSETS	386,135,809	(103,960,765)
NET ASSETS:
Beginning of year	711,303,634	815,264,399

End of year	$1,097,439,443	$711,303,634

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.6%
Boeing Co. (The)	117,100	$16,931,489
Embraer SA (Brazil), ADR	211,400	6,244,756

		23,176,245

Auto Components — 2.3%
Johnson Controls, Inc.	851,700	33,633,633

Automobiles — 4.3%
General Motors Co.	860,700	29,272,407
Harley-Davidson, Inc.(a)	241,900	10,979,841
Honda Motor Co. Ltd. (Japan), ADR	754,500	24,091,185

		64,343,433

Banks — 14.5%
Bank of America Corp.	3,645,954	61,361,406
Citigroup, Inc.	1,207,760	62,501,580
Citizens Financial Group, Inc.	840,800	22,020,552
JPMorgan Chase & Co.	786,900	51,959,007
Wells Fargo & Co.	339,583	18,459,732

		216,302,277

Capital Markets — 2.7%
Goldman Sachs Group, Inc. (The)	81,800	14,742,814
State Street Corp.	392,100	26,019,756

		40,762,570

Communications Equipment — 1.6%
Telefonaktiebolaget LM Ericsson (Sweden), ADR(a)	2,477,800	23,811,658

Consumer Finance — 1.9%
Capital One Financial Corp.(a)	396,500	28,619,370

Electric Utilities — 2.1%
PPL Corp.	448,000	15,290,240
Southern Co. (The)	327,800	15,337,762

		30,628,002

Electronic Equipment, Instruments & Components — 4.0%
Corning, Inc.(a)	3,263,600	59,658,608

Food & Staples Retailing — 1.2%
Wal-Mart Stores, Inc.	285,800	17,519,540

Food Products — 0.7%
Kellogg Co.(a)	150,200	10,854,954

Health Care Equipment & Supplies — 3.3%
Medtronic PLC	338,500	26,037,420
Zimmer Biomet Holdings, Inc.	221,700	22,744,203

		48,781,623

Health Care Providers & Services — 2.9%
Anthem, Inc.	221,300	30,858,072
Humana, Inc.	72,500	12,941,975

		43,800,047

Independent Power & Renewable Electricity Producers — 4.1%
Calpine Corp.*	2,448,600	35,431,242
NRG Energy, Inc.	2,171,600	25,559,732

		60,990,974

Industrial Conglomerates — 0.5%
Koninklijke Philips NV (Netherlands), NVDR	287,060	7,305,677

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance — 7.8%
Allstate Corp. (The)	296,700	$18,422,103
American International Group, Inc.	1,230,300	76,241,691
Unum Group	660,050	21,973,065

		116,636,859

Machinery — 6.5%
CNH Industrial NV (United Kingdom)(a)	2,881,500	19,709,460
Cummins, Inc.(a)	471,400	41,487,914
PACCAR, Inc.	262,600	12,447,240
Parker Hannifin Corp.	235,800	22,867,884

		96,512,498

Media — 3.0%
CBS Corp. (Class B Stock)	269,000	12,677,970
Comcast Corp. (Class A Stock)	383,600	21,646,548
Discovery Communications, Inc. (Class A Stock)(a)	419,100	11,181,588

		45,506,106

Multiline Retail — 1.3%
Target Corp.	274,000	19,895,140

Oil, Gas & Consumable Fuels — 9.2%
Hess Corp.(a)	872,700	42,308,496
Marathon Oil Corp.(a)	2,878,700	36,242,833
Murphy Oil Corp.(a)	1,131,400	25,399,930
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	712,393	32,620,475

		136,571,734

Paper & Forest Products — 1.7%
International Paper Co.(a)	686,700	25,888,590

Pharmaceuticals — 4.8%
GlaxoSmithKline PLC (United Kingdom), ADR	943,900	38,086,365
Sanofi (France), ADR	779,000	33,224,350

		71,310,715

Professional Services — 0.4%
ManpowerGroup, Inc.	69,200	5,832,868

Software — 7.1%
Microsoft Corp.	1,115,050	61,862,974
Oracle Corp.	1,201,600	43,894,448

		105,757,422

Specialty Retail — 1.6%
Bed Bath & Beyond, Inc.*(a)	494,700	23,869,275

Technology Hardware, Storage & Peripherals — 3.1%
Hewlett Packard Enterprise Co.	2,295,900	34,897,680
HP, Inc.	903,700	10,699,808

		45,597,488

Tobacco — 0.5%
Philip Morris International, Inc.	80,900	7,111,918

Wireless Telecommunication Services — 2.6%
Vodafone Group PLC (United Kingdom), ADR	1,180,745	38,090,834

TOTAL LONG-TERM INVESTMENTS (cost $1,483,245,626)		1,448,770,058

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENT — 9.0%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $134,967,768; includes $97,316,278 of cash collateral for securities on loan)(b)(w)(Note 4)	134,967,768	$134,967,768

TOTAL INVESTMENTS — 106.3% (cost $1,618,213,394)		1,583,737,826
Liabilities in excess of other assets — (6.3)%		(94,290,903)

NET ASSETS — 100.0%		$1,489,446,923

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $94,793,197; cash collateral of $97,316,278 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$23,176,245	$—	$—
Auto Components	33,633,633	—	—
Automobiles	64,343,433	—	—
Banks	216,302,277	—	—
Capital Markets	40,762,570	—	—
Communications Equipment	23,811,658	—	—
Consumer Finance	28,619,370	—	—
Electric Utilities	30,628,002	—	—
Electronic Equipment, Instruments & Components	59,658,608	—	—
Food & Staples Retailing	17,519,540	—	—
Food Products	10,854,954	—	—
Health Care Equipment & Supplies	48,781,623	—	—
Health Care Providers & Services	43,800,047	—	—
Independent Power & Renewable Electricity Producers	60,990,974	—	—
Industrial Conglomerates	7,305,677	—	—
Insurance	116,636,859	—	—
Machinery	96,512,498	—	—
Media	45,506,106	—	—
Multiline Retail	19,895,140	—	—
Oil, Gas & Consumable Fuels	136,571,734	—	—
Paper & Forest Products	25,888,590	—	—
Pharmaceuticals	71,310,715	—	—
Professional Services	5,832,868	—	—
Software	105,757,422	—	—
Specialty Retail	23,869,275	—	—
Technology Hardware, Storage & Peripherals	45,597,488	—	—
Tobacco	7,111,918	—	—
Wireless Telecommunication Services	38,090,834	—	—
Affiliated Money Market Mutual Fund	134,967,768	—	—

Total	$1,583,737,826	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	14.5%
Oil, Gas & Consumable Fuels	9.2
Affiliated Money Market Mutual Fund (6.5% represents investments purchased with collateral from securities on loan)	9.0
Insurance	7.8
Software	7.1
Machinery	6.5
Pharmaceuticals	4.8
Automobiles	4.3
Independent Power & Renewable Electricity Producers	4.1
Electronic Equipment, Instruments & Components	4.0
Health Care Equipment & Supplies	3.3
Technology Hardware, Storage & Peripherals	3.1
Media	3.0
Health Care Providers & Services	2.9

Capital Markets	2.7%
Wireless Telecommunication Services	2.6
Auto Components	2.3
Electric Utilities	2.1
Consumer Finance	1.9
Paper & Forest Products	1.7
Specialty Retail	1.6
Communications Equipment	1.6
Aerospace & Defense	1.6
Multiline Retail	1.3
Food & Staples Retailing	1.2
Food Products	0.7
Industrial Conglomerates	0.5
Tobacco	0.5
Professional Services	0.4

106.3
Liabilities in excess of other assets	(6.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $94,793,197:
Unaffiliated investments (cost $1,483,245,626)	$1,448,770,058
Affiliated investments (cost $134,967,768)	134,967,768
Cash	92,889
Dividends and interest receivable	2,788,640
Tax reclaim receivable	1,445,983
Receivable for fund share sold	46,967
Receivable from affiliate	8,377
Prepaid expenses	11,638

Total Assets	1,588,132,320

LIABILITIES:
Payable to broker for collateral for securities on loan	97,316,278
Payable for fund share repurchased	830,679
Advisory fees payable	395,410
Accrued expenses and other liabilities	99,212
Distribution fee payable	43,051
Deferred trustees’ fees	427
Affiliated transfer agent fee payable	340

Total Liabilities	98,685,397

NET ASSETS	$1,489,446,923

Net assets were comprised of:
Paid-in capital	$1,224,407,269
Retained earnings	265,039,654

Net assets, December 31, 2015	$1,489,446,923

Net asset value and redemption price per share, $1,489,446,923 / 71,519,847 outstanding shares of beneficial interest	$20.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $442,630 foreign withholding tax)	$34,616,365
Affiliated income from securities lending, net	156,234
Affiliated dividend income	45,455

34,818,054

EXPENSES
Advisory fees	9,353,671
Distribution fee	2,531,772
Custodian and accounting fees	188,000
Audit fee	27,000
Trustees’ fees	22,000
Insurance expenses	18,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Loan interest expense	954
Miscellaneous	23,823

Total expenses	12,187,220

NET INVESTMENT INCOME	22,630,834

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	162,791,488
Foreign currency transactions	(20,375)

162,771,113

Net change in unrealized appreciation (depreciation) on:
Investments	(298,119,319)
Foreign currencies	20,525

(298,098,794)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(135,327,681)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(112,696,847)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,630,834	$39,594,849
Net realized gain on investment and foreign currency transactions	162,771,113	170,023,320
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(298,098,794)	(36,646,814)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(112,696,847)	172,971,355

FUND SHARE TRANSACTIONS:
Fund share sold [19,864,188 and 5,074,716 shares, respectively]	429,128,367	106,740,894
Fund share repurchased [10,440,915 and 8,929,903 shares, respectively]	(229,737,887)	(186,667,242)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	199,390,480	(79,926,348)

TOTAL INCREASE IN NET ASSETS	86,693,633	93,045,007
NET ASSETS:
Beginning of year	1,402,753,290	1,309,708,283

End of year	$1,489,446,923	$1,402,753,290

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS	Shares	Value (Note 2)
Air Freight & Logistics — 5.3%
Expeditors International of Washington, Inc.	1,497,687	$67,545,684
United Parcel Service, Inc. (Class B Stock)	639,322	61,521,956

		129,067,640

Beverages — 11.0%
Coca-Cola Co. (The)	2,100,064	90,218,749
Monster Beverage Corp.*	744,452	110,893,570
SABMiller PLC (United Kingdom), ADR	1,089,431	65,289,600

		266,401,919

Biotechnology — 2.3%
Amgen, Inc.	343,713	55,794,931

Capital Markets — 3.7%
Greenhill & Co., Inc.	339,595	9,715,813
SEI Investments Co.	1,537,748	80,577,995

		90,293,808

Communications Equipment — 8.3%
Cisco Systems, Inc.(a)	4,277,435	116,153,747
QUALCOMM, Inc.(a)	1,720,491	85,998,743

		202,152,490

Consumer Finance — 1.0%
American Express Co.(a)	356,370	24,785,534

Diversified Financial Services — 2.0%
FactSet Research Systems, Inc.	298,593	48,542,264

Energy Equipment & Services — 2.4%
Schlumberger Ltd.	842,626	58,773,164

Food Products — 3.7%
Danone SA (France), ADR	6,590,348	89,694,636

Health Care Equipment & Supplies — 2.3%
Varian Medical Systems, Inc.*(a)	677,842	54,769,634

Health Care Technology — 1.6%
Cerner Corp.*(a)	655,772	39,457,801

Hotels, Restaurants & Leisure — 2.3%
Yum! Brands, Inc.	762,884	55,728,676

Household Products — 3.5%
Procter & Gamble Co. (The)	1,054,049	83,702,031

Internet & Catalog Retail — 7.2%
Amazon.com, Inc.*	258,980	175,041,992

Internet Software & Services — 16.2%
Alibaba Group Holding Ltd. (China), ADR*(a)	1,287,850	104,663,570
Alphabet, Inc. (Class C Stock)*	96,376	73,137,819
Alphabet, Inc. (Class A Stock)*	96,115	74,778,431
Facebook, Inc. (Class A Stock)*	1,362,555	142,605,006

		395,184,826

IT Services — 6.0%
Automatic Data Processing, Inc.(a)	249,312	21,121,713
Visa, Inc. (Class A Stock)(a)	1,612,812	125,073,571

		146,195,284

Pharmaceuticals — 7.7%
Merck & Co., Inc.	588,922	31,106,860
Novartis AG (Switzerland), ADR	730,463	62,849,037

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Novo Nordisk A/S (Denmark), ADR	1,602,037	$93,046,309

		187,002,206

Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc.(a)	168,279	9,309,194
ARM Holdings PLC (United Kingdom), ADR(a)	1,096,952	49,626,109

		58,935,303

Software — 9.3%
Autodesk, Inc.*	1,068,136	65,081,526
Microsoft Corp.	1,139,886	63,240,875
Oracle Corp.	2,706,944	98,884,664

		227,207,065

Specialty Retail — 1.5%
Lowe’s Cos., Inc.	484,755	36,860,770

TOTAL LONG-TERM INVESTMENTS (cost $1,941,321,564)		2,425,591,974

SHORT-TERM INVESTMENT —13.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $319,747,690; includes $319,747,111 of cash collateral for securities on loan)(b)(w)(Note 4)	319,747,690	319,747,690

TOTAL INVESTMENTS — 112.8% (cost $2,261,069,254)		2,745,339,664
Liabilities in excess of other assets — (12.8)%		(311,312,147)

NET ASSETS — 100.0%		$2,434,027,517

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $309,546,870; cash collateral of $319,747,111 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Air Freight & Logistics	$129,067,640	$—	$—
Beverages	266,401,919	—	—
Biotechnology	55,794,931	—	—
Capital Markets	90,293,808	—	—
Communications Equipment	202,152,490	—	—
Consumer Finance	24,785,534	—	—
Diversified Financial Services	48,542,264	—	—
Energy Equipment & Services	58,773,164	—	—
Food Products	89,694,636	—	—
Health Care Equipment & Supplies	54,769,634	—	—
Health Care Technology	39,457,801	—	—
Hotels, Restaurants & Leisure	55,728,676	—	—
Household Products	83,702,031	—	—
Internet & Catalog Retail	175,041,992	—	—
Internet Software & Services	395,184,826	—	—
IT Services	146,195,284	—	—
Pharmaceuticals	187,002,206	—	—
Semiconductors & Semiconductor Equipment	58,935,303	—	—
Software	227,207,065	—	—
Specialty Retail	36,860,770	—	—
Affiliated Money Market Mutual Fund	319,747,690	—	—

Total	$2,745,339,664	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Internet Software & Services	16.2%
Affiliated Money Market Mutual Fund (13.1% represents investments purchased with collateral from securities on loan)	13.1
Beverages	11.0
Software	9.3
Communications Equipment	8.3
Pharmaceuticals	7.7
Internet & Catalog Retail	7.2
IT Services	6.0
Air Freight & Logistics	5.3
Capital Markets	3.7

Food Products	3.7%
Household Products	3.5
Semiconductors & Semiconductor Equipment	2.4
Energy Equipment & Services	2.4
Biotechnology	2.3
Hotels, Restaurants & Leisure	2.3
Health Care Equipment & Supplies	2.3
Diversified Financial Services	2.0
Health Care Technology	1.6
Specialty Retail	1.5
Consumer Finance	1.0

112.8
Liabilities in excess of other assets	(12.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $309,546,870:
Unaffiliated investments (cost $1,941,321,564)	$2,425,591,974
Affiliated investments (cost $319,747,690)	319,747,690
Receivable for investments sold	20,115,785
Tax reclaim receivable	1,596,728
Dividends and interest receivable	1,260,986
Receivable for fund share sold	41,790
Prepaid expenses	39,353

Total Assets	2,768,394,306

LIABILITIES:
Payable to broker for collateral for securities on loan	319,747,111
Payable for fund share repurchased	12,874,726
Loan payable	933,000
Advisory fees payable	611,089
Accrued expenses and other liabilities	130,543
Distribution fee payable	69,562
Deferred trustees’ fees	418
Affiliated transfer agent fee payable	340

Total Liabilities	334,366,789

NET ASSETS	$2,434,027,517

Net assets were comprised of:
Paid-in capital	$532,701,329
Retained earnings	1,901,326,188

Net assets, December 31, 2015	$2,434,027,517

Net asset value and redemption price per share, $2,434,027,517 / 68,518,866 outstanding shares of beneficial interest	$35.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $1,345,472 foreign withholding tax)	$36,544,991
Affiliated income from securities lending, net	206,751
Affiliated dividend income	35,182
Interest income	13

36,786,937

EXPENSES
Advisory fees	20,646,617
Distribution fee	4,495,793
Custodian and accounting fees	298,000
Trustees’ fees	35,000
Insurance expenses	34,000
Audit fee	24,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	4,802
Miscellaneous	17,464

Total expenses	25,593,676
Less: advisory fee waivers and/or expense reimbursement	(1,567,598)

Net expenses	24,026,078

NET INVESTMENT INCOME	12,760,859

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	264,566,496

Net change in unrealized appreciation (depreciation) on:
Investments	(23,249,557)
Foreign currencies	4,490

(23,245,067)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	241,321,429

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$254,082,288

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$12,760,859	$14,607,906
Net realized gain on investment transactions	264,566,496	165,711,757
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(23,245,067)	120,380,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	254,082,288	300,700,645

FUND SHARE TRANSACTIONS:
Fund share sold [2,000,757 and 14,020,733 shares, respectively]	67,263,193	413,391,680
Net asset value of shares issued in merger [0 and 17,243,698 shares, respectively] (Note 9)	—	493,120,872
Fund share repurchased [25,140,551 and 13,517,196 shares, respectively]	(844,766,033)	(406,651,077)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(777,502,840)	499,861,475

TOTAL INCREASE (DECREASE) IN NET ASSETS	(523,420,552)	800,562,120
NET ASSETS:
Beginning of year	2,957,448,069	2,156,885,949

End of year	$2,434,027,517	$2,957,448,069

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 98.6%	Shares	Value (Note 2)
Austria — 0.5%
Erste Group Bank AG*	91,146	$2,851,980

Brazil — 0.4%
AMBEV SA	573,475	2,587,432

Canada — 1.6%
Canadian National Railway Co.(a)	181,795	10,158,705

Czech Republic — 0.2%
Komercni Banka A/S	5,489	1,089,735

Denmark — 0.9%
Carlsberg A/S (Class B Stock)	63,331	5,610,600

France — 7.4%
Air Liquide SA	25,060	2,813,417
Danone SA	155,739	10,523,884
Hermes International	3,204	1,083,038
Legrand SA	99,789	5,644,622
LVMH Moet Hennessy Louis Vuitton SE	65,703	10,320,041
Pernod Ricard SA	81,092	9,248,141
Schneider Electric SE	109,930	6,244,491

		45,877,634

Germany — 6.1%
Bayer AG	106,342	13,281,164
Brenntag AG	48,705	2,537,922
Deutsche Boerse AG	40,046	3,520,110
Linde AG	58,739	8,485,391
Merck KGaA	54,792	5,305,036
MTU Aero Engines AG	45,385	4,423,474

		37,553,097

Hong Kong — 0.2%
Sands China Ltd.	322,000	1,091,642

Israel — 0.5%
Check Point Software Technologies Ltd.*(a)	37,759	3,072,827

Japan — 1.3%
Hoya Corp.	110,200	4,506,363
INPEX Corp.	211,200	2,058,970
Lawson, Inc.	19,900	1,615,303

		8,180,636

Mexico — 0.4%
Grupo Financiero Banorte SAB de CV (Class O Stock)	421,294	2,322,012

Netherlands — 2.2%
Akzo Nobel NV	107,638	7,192,266
Heineken NV	77,992	6,646,276

		13,838,542

Peru — 0.1%
Credicorp Ltd.	9,463	920,939

South Korea — 0.6%
Samsung Electronics Co. Ltd.	3,324	3,545,320

Spain — 0.4%
Aena SA*	20,568	2,355,238

Sweden — 1.6%
Svenska Cellulosa AB SCA (Class B Stock)	350,328	10,152,546

Switzerland — 8.6%
Adecco SA*	76,863	5,260,714

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Cie Financiere Richemont SA	78,918	$5,648,393
Julius Baer Group Ltd.*	77,974	3,772,161
Nestle SA	221,128	16,415,493
Roche Holding AG	22,537	6,245,192
Sonova Holding AG	27,750	3,525,735
Swiss Re AG	26,648	2,602,612
UBS Group AG	500,612	9,711,608

		53,181,908

Thailand — 0.2%
Kasikornbank PCL	288,400	1,192,054

United Kingdom — 10.8%
Burberry Group PLC	201,550	3,546,097
Compass Group PLC	460,371	7,977,459
Delphi Automotive PLC	57,464	4,926,389
Diageo PLC	450,914	12,313,524
Reckitt Benckiser Group PLC	164,459	15,216,880
Sky PLC	378,519	6,205,005
Standard Chartered PLC	390,531	3,240,315
Whitbread PLC	32,036	2,076,474
William Hill PLC	340,422	1,986,748
WPP PLC	420,254	9,666,647

		67,155,538

United States — 54.6%
3M Co.	66,707	10,048,742
Accenture PLC (Class A Stock)	148,645	15,533,403
American Express Co.	125,249	8,711,068
Amphenol Corp. (Class A Stock)	81,895	4,277,376
AutoZone, Inc.*	6,981	5,179,274
Bank of New York Mellon Corp. (The)	273,989	11,293,827
Cisco Systems, Inc.	153,934	4,180,078
Colgate-Palmolive Co.	124,180	8,272,872
Cooper Cos., Inc. (The)	35,692	4,789,866
DENTSPLY International, Inc.	68,750	4,183,437
eBay, Inc.*	110,049	3,024,146
Franklin Resources, Inc.	158,864	5,849,372
Goldman Sachs Group, Inc. (The)	40,331	7,268,856
Harley-Davidson, Inc.(a)	18,406	835,448
Honeywell International, Inc.	154,667	16,018,861
International Flavors & Fragrances, Inc.	42,932	5,136,384
Johnson & Johnson	42,923	4,409,051
Kellogg Co.(a)	144,850	10,468,309
McDonald’s Corp.	13,492	1,593,945
Medtronic PLC(a)	145,897	11,222,397
Microchip Technology, Inc.(a)	94,690	4,406,873
Monsanto Co.	56,775	5,593,473
National Oilwell Varco, Inc.(a)	61,411	2,056,654
NOW, Inc.*(a)	35,446	560,756
Omnicom Group, Inc.	82,256	6,223,489
Oracle Corp.	287,039	10,485,535
PayPal Holdings, Inc.*	84,207	3,048,293
Praxair, Inc.	51,017	5,224,141
Rockwell Automation, Inc.	13,634	1,398,985
Sally Beauty Holdings, Inc.*	154,996	4,322,838
Schlumberger Ltd.	77,687	5,418,668
St. Jude Medical, Inc.	152,504	9,420,172
State Street Corp.	190,291	12,627,711
Stryker Corp.	101,552	9,438,243
Thermo Fisher Scientific, Inc.	122,220	17,336,907

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Time Warner Cable, Inc.	37,696	$6,996,001
Time Warner, Inc.	223,702	14,466,808
Union Pacific Corp.	40,780	3,188,996
United Parcel Service, Inc. (Class B Stock)	96,293	9,266,275
United Technologies Corp.	95,863	9,209,558
Urban Outfitters, Inc.*(a)	145,395	3,307,736
Viacom, Inc. (Class B Stock)	27,442	1,129,513
Visa, Inc. (Class A Stock)(a)	178,948	13,877,417
W.W. Grainger, Inc.(a)	22,284	4,514,516
Walt Disney Co. (The)	146,109	15,353,134
Waters Corp.*	48,998	6,594,151
Wynn Resorts Ltd.(a)	13,117	907,565
Zimmer Biomet Holdings, Inc.	95,209	9,767,491

		338,438,611

TOTAL COMMON STOCKS (cost $528,768,103)		611,176,996

PREFERRED STOCK — 0.3%
Brazil
Itau Unibanco Holding SA, ADR (PRFC) (cost $3,018,516)	244,184	1,589,638

TOTAL LONG-TERM INVESTMENTS (cost $531,786,619)		612,766,634

SHORT-TERM INVESTMENT — 8.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $49,707,369; includes $43,933,392 of cash collateral for securities on loan)(b)(w)(Note 4)	49,707,369	49,707,369

Value (Note 2)
TOTAL INVESTMENTS — 106.9% (cost $581,493,988)	$662,474,003
Liabilities in excess of other assets — (6.9)%	(42,598,502)

NET ASSETS — 100.0%	$619,875,501

See	the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $42,433,130; cash collateral of $43,933,392 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Austria	$—	$2,851,980	$—
Brazil	2,587,432	—	—
Canada	10,158,705	—	—
Czech Republic	—	1,089,735	—
Denmark	—	5,610,600	—
France	—	45,877,634	—
Germany	—	37,553,097	—
Hong Kong	—	1,091,642	—
Israel	3,072,827	—	—
Japan	—	8,180,636	—
Mexico	2,322,012	—	—
Netherlands	—	13,838,542	—
Peru	920,939	—	—
South Korea	—	3,545,320	—
Spain	—	2,355,238	—
Sweden	—	10,152,546	—
Switzerland	—	53,181,908	—
Thailand	—	1,192,054	—
United Kingdom	4,926,389	62,229,149	—
United States	338,438,611	—	—
Preferred Stock
Brazil	1,589,638	—	—
Affiliated Money Market Mutual Fund	49,707,369	—	—

Total	$413,723,922	$248,750,081	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Media	9.7%
Health Care Equipment & Supplies	9.2
Capital Markets	8.2
Affiliated Money Market Mutual Fund (7.1% represents investments purchased with collateral from securities on loan)	8.0
Food Products	6.0
Beverages	5.9
Chemicals	5.6
Household Products	5.4
IT Services	5.2
Aerospace & Defense	4.8
Pharmaceuticals	4.7
Life Sciences Tools & Services	3.9
Textiles, Apparel & Luxury Goods	3.3
Hotels, Restaurants & Leisure	2.5
Software	2.2
Road & Rail	2.2
Electrical Equipment	2.1
Banks	2.1

Specialty Retail	2.1%
Industrial Conglomerates	1.6
Air Freight & Logistics	1.5
Consumer Finance	1.4
Trading Companies & Distributors	1.2
Energy Equipment & Services	1.2
Professional Services	0.8
Auto Components	0.8
Semiconductors & Semiconductor Equipment	0.7
Electronic Equipment, Instruments & Components	0.7
Communications Equipment	0.7
Technology Hardware, Storage & Peripherals	0.6
Diversified Financial Services	0.6
Internet Software & Services	0.5
Insurance	0.4
Transportation Infrastructure	0.4
Oil, Gas & Consumable Fuels	0.3
Food & Staples Retailing	0.3
Automobiles	0.1

106.9
Liabilities in excess of other assets	(6.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $42,433,130:
Unaffiliated investments (cost $531,786,619)	$612,766,634
Affiliated investments (cost $49,707,369)	49,707,369
Cash	2,778
Tax reclaim receivable	1,572,893
Dividends and interest receivable	484,762
Receivable from affiliate	28,429
Receivable for fund share sold	22,642
Prepaid expenses	6,230

Total Assets	664,591,737

LIABILITIES:
Payable to broker for collateral for securities on loan	43,933,392
Payable for fund share repurchased	423,984
Advisory fees payable	248,857
Accrued expenses and other liabilities	92,080
Distribution fee payable	17,583
Affiliated transfer agent fee payable	340
Total Liabilities	44,716,236

NET ASSETS	$619,875,501

Net assets were comprised of:
Paid-in capital	$446,692,870
Retained earnings	173,182,631

Net assets, December 31, 2015	$619,875,501

Net asset value and redemption price per share, $619,875,501 / 40,081,189 outstanding shares of beneficial interest	$15.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $608,645, includes $7,965 reimbursable by an affiliate)	$12,723,637
Affiliated income from securities lending, net	77,471
Affiliated dividend income	12,786
Interest income	1,845

12,815,739

EXPENSES
Advisory fees	6,029,140
Distribution fee	1,157,028
Custodian and accounting fees	181,000
Audit fee	27,000
Trustees’ fees	17,000
Legal fees and expenses	11,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Commitment fee on syndicated credit agreement	6,000
Shareholders’ reports	5,000
Loan interest expense	2,753
Miscellaneous	19,307

Total expenses	7,471,228

NET INVESTMENT INCOME	5,344,511

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	37,184,343
Foreign currency transactions	(101,546)

37,082,797

Net change in unrealized appreciation (depreciation) on:
Investments	(54,800,890)
Foreign currencies	(46,075)

(54,846,965)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(17,764,168)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,419,657)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$5,344,511	$5,995,030
Net realized gain on investment and foreign currency transactions	37,082,797	19,207,877
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(54,846,965)	(3,877,658)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,419,657)	21,325,249

FUND SHARE TRANSACTIONS:
Fund share sold [6,218,084 and 5,940,543 shares, respectively]	99,016,396	90,956,048
Fund share repurchased [7,147,321 and 4,152,907 shares, respectively]	(110,636,578)	(62,571,881)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(11,620,182)	28,384,167

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,039,839)	49,709,416
NET ASSETS:
Beginning of year	643,915,340	594,205,924

End of year	$619,875,501	$643,915,340

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 0.6%
Honeywell International, Inc.	47,148	$4,883,118
Rockwell Collins, Inc.	22,528	2,079,334

		6,962,452

Air Freight & Logistics — 0.2%
FedEx Corp.	15,966	2,378,774

Beverages — 1.7%
Constellation Brands, Inc. (Class A Stock)	115,966	16,518,197
Pernod Ricard SA (France)	28,763	3,280,278

		19,798,475

Biotechnology — 5.4%
Alexion Pharmaceuticals, Inc.*	87,790	16,745,943
Biogen, Inc.*	19,616	6,009,362
Celgene Corp.*	157,410	18,851,422
Gilead Sciences, Inc.	40,868	4,135,433
Regeneron Pharmaceuticals, Inc.*	25,590	13,892,043
Vertex Pharmaceuticals, Inc.*	33,466	4,211,027

		63,845,230

Capital Markets — 1.7%
Affiliated Managers Group, Inc.*	10,826	1,729,562
BlackRock, Inc.	23,373	7,958,974
Charles Schwab Corp. (The)	320,363	10,549,554

		20,238,090

Chemicals — 2.8%
Ecolab, Inc.	62,001	7,091,674
Monsanto Co.	97,432	9,599,001
Sherwin-Williams Co. (The)	62,690	16,274,324

		32,964,999

Construction Materials — 0.9%
Vulcan Materials Co.	113,667	10,794,955

Diversified Financial Services — 2.2%
Intercontinental Exchange, Inc.	89,466	22,926,557
Moody’s Corp.	30,797	3,090,171

		26,016,728

Electrical Equipment — 0.9%
AMETEK, Inc.	206,854	11,085,306

Energy Equipment & Services — 0.2%
Schlumberger Ltd.	29,615	2,065,646

Food & Staples Retailing — 3.6%
Costco Wholesale Corp.	123,130	19,885,495
CVS Health Corp.	173,076	16,921,641
Walgreens Boots Alliance, Inc.(a)	67,873	5,779,725

		42,586,861

Food Products — 2.1%
Danone SA (France)	87,002	5,879,060
Mead Johnson Nutrition Co.	84,298	6,655,327
Mondelez International, Inc. (Class A Stock)	265,482	11,904,213

		24,438,600

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	270,493	12,147,841
C.R. Bard, Inc.	33,598	6,364,805
Cooper Cos., Inc. (The)	29,145	3,911,259

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Medtronic PLC	198,440	$15,264,005
Stryker Corp.	41,384	3,846,229

		41,534,139

Health Care Providers & Services — 1.0%
McKesson Corp.	59,301	11,695,936

Health Care Technology — 0.2%
IMS Health Holdings, Inc.*	77,479	1,973,390

Hotels, Restaurants & Leisure — 3.5%
Aramark	424,017	13,674,548
Marriott International, Inc. (Class A Stock)(a)	103,628	6,947,221
Starbucks Corp.	346,034	20,772,421

		41,394,190

Household Products — 0.9%
Colgate-Palmolive Co.	164,533	10,961,188

Industrial Conglomerates — 3.7%
Danaher Corp.	340,845	31,657,684
Roper Technologies, Inc.	66,947	12,705,871

		44,363,555

Internet & Catalog Retail — 7.1%
Amazon.com, Inc.*	69,782	47,164,956
Netflix, Inc.*	148,149	16,945,283
Priceline Group, Inc. (The)*	15,416	19,654,629

		83,764,868

Internet Software & Services — 11.7%
Akamai Technologies, Inc.*	21,503	1,131,703
Alphabet, Inc. (Class A Stock)*	57,494	44,730,907
Alphabet, Inc. (Class C Stock)*	49,155	37,302,746
Facebook, Inc. (Class A Stock)*	390,896	40,911,175
LinkedIn Corp. (Class A Stock)*	62,679	14,107,789

		138,184,320

IT Services — 10.7%
Cognizant Technology Solutions Corp. (Class A Stock)*	222,505	13,354,750
Fiserv, Inc.*	171,972	15,728,559
FleetCor Technologies, Inc.*	66,321	9,479,261
MasterCard, Inc. (Class A Stock)	357,111	34,768,327
Sabre Corp.	162,235	4,537,713
Visa, Inc. (Class A Stock)(a)	621,731	48,215,239

		126,083,849

Life Sciences Tools & Services — 2.8%
Thermo Fisher Scientific, Inc.	218,419	30,982,735
VWR Corp.*(a)	79,520	2,251,211

		33,233,946

Media — 1.6%
Comcast Corp. (Class A Stock)	266,109	15,016,531
Twenty-First Century Fox, Inc. (Class A Stock)	130,010	3,531,072

		18,547,603

Multiline Retail — 2.4%
Burlington Stores, Inc.*	75,940	3,257,826
Dollar General Corp.(a)	141,352	10,158,968

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
Dollar Tree, Inc.*	200,531	$15,485,004

		28,901,798

Oil, Gas & Consumable Fuels — 0.1%
Anadarko Petroleum Corp.	17,552	852,676

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	140,850	12,403,251

Pharmaceuticals — 5.2%
Allergan PLC*	76,033	23,760,313
Bristol-Myers Squibb Co.	317,289	21,826,310
Eli Lilly & Co.	142,840	12,035,698
Zoetis, Inc.	77,015	3,690,559

		61,312,880

Professional Services — 1.2%
Equifax, Inc.	69,725	7,765,273
Verisk Analytics, Inc.*	92,299	7,095,947

		14,861,220

Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	267,598	25,943,626

Real Estate Management & Development — 0.2%
Realogy Holdings Corp.*	84,971	3,115,887

Road & Rail — 0.8%
Canadian Pacific Railway Ltd. (Canada)	55,454	7,075,930
Union Pacific Corp.	37,144	2,904,661

		9,980,591

Semiconductors & Semiconductor Equipment — 1.3%
Avago Technologies Ltd. (Singapore)(a)	75,166	10,910,345
NVIDIA Corp.(a)	97,581	3,216,270
NXP Semiconductor NV (Netherlands)*	15,121	1,273,944

		15,400,559

Software — 7.0%
Adobe Systems, Inc.*	306,910	28,831,125
Intuit, Inc.	120,968	11,673,412
Microsoft Corp.	374,249	20,763,335
salesforce.com, Inc.*	271,187	21,261,061

		82,528,933

Specialty Retail — 5.6%
AutoZone, Inc.*	19,984	14,826,329
Ross Stores, Inc.	485,619	26,131,158

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
TJX Cos., Inc. (The)	270,509	$19,181,793
Tractor Supply Co.(a)	66,902	5,720,121

		65,859,401

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	254,333	26,771,092

Textiles, Apparel & Luxury Goods — 1.5%
LVMH Moet Hennessy Louis Vuitton SE (France)	14,838	2,330,621
NIKE, Inc. (Class B Stock)	167,354	10,459,625
VF Corp.	76,923	4,788,457

		17,578,703

TOTAL LONG-TERM INVESTMENTS (cost $887,800,640)		1,180,423,717

SHORT-TERM INVESTMENT — 6.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $75,377,887; includes $71,620,927 of cash collateral received for securities on loan)(b)(w)(Note 4)	75,377,887	75,377,887

TOTAL INVESTMENTS — 106.2% (cost $963,178,527)		1,255,801,604
Liabilities in excess of other assets — (6.2)%		(73,475,916)

NET ASSETS — 100.0%		$1,182,325,688

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $69,381,318; cash collateral of $71,620,927 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$6,962,452	$—	$—
Air Freight & Logistics	2,378,774	—	—
Beverages	16,518,197	3,280,278	—
Biotechnology	63,845,230	—	—
Capital Markets	20,238,090	—	—
Chemicals	32,964,999	—	—
Construction Materials	10,794,955	—	—
Diversified Financial Services	26,016,728	—	—
Electrical Equipment	11,085,306	—	—
Energy Equipment & Services	2,065,646	—	—
Food & Staples Retailing	42,586,861	—	—
Food Products	18,559,540	5,879,060	—
Health Care Equipment & Supplies	41,534,139	—	—
Health Care Providers & Services	11,695,936	—	—
Health Care Technology	1,973,390	—	—
Hotels, Restaurants & Leisure	41,394,190	—	—
Household Products	10,961,188	—	—
Industrial Conglomerates	44,363,555	—	—
Internet & Catalog Retail	83,764,868	—	—
Internet Software & Services	138,184,320	—	—
IT Services	126,083,849	—	—
Life Sciences Tools & Services	33,233,946	—	—
Media	18,547,603	—	—
Multiline Retail	28,901,798	—	—
Oil, Gas & Consumable Fuels	852,676	—	—
Personal Products	12,403,251	—	—
Pharmaceuticals	61,312,880	—	—
Professional Services	14,861,220	—	—
Real Estate Investment Trusts (REITs)	25,943,626	—	—
Real Estate Management & Development	3,115,887	—	—
Road & Rail	9,980,591	—	—
Semiconductors & Semiconductor Equipment	15,400,559	—	—
Software	82,528,933	—	—
Specialty Retail	65,859,401	—	—
Technology Hardware, Storage & Peripherals	26,771,092	—	—
Textiles, Apparel & Luxury Goods	15,248,082	2,330,621	—
Affiliated Money Market Mutual Fund	75,377,887	—	—

Total	$1,244,311,645	$11,489,959	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Internet Software & Services	11.7%
IT Services	10.7
Internet & Catalog Retail	7.1
Software	7.0
Affiliated Money Market Mutual Fund (6.1% represents investments purchased with collateral from securities on loan)	6.4
Specialty Retail	5.6
Biotechnology	5.4
Pharmaceuticals	5.2
Industrial Conglomerates	3.7
Food & Staples Retailing	3.6
Health Care Equipment & Supplies	3.5
Hotels, Restaurants & Leisure	3.5
Life Sciences Tools & Services	2.8
Chemicals	2.8
Multiline Retail	2.4
Technology Hardware, Storage & Peripherals	2.3
Diversified Financial Services	2.2
Real Estate Investment Trusts (REITs)	2.2

Food Products	2.1%
Capital Markets	1.7
Beverages	1.7
Media	1.6
Textiles, Apparel & Luxury Goods	1.5
Semiconductors & Semiconductor Equipment	1.3
Professional Services	1.2
Personal Products	1.0
Health Care Providers & Services	1.0
Electrical Equipment	0.9
Household Products	0.9
Construction Materials	0.9
Road & Rail	0.8
Aerospace & Defense	0.6
Real Estate Management & Development	0.2
Air Freight & Logistics	0.2
Energy Equipment & Services	0.2
Health Care Technology	0.2
Oil, Gas & Consumable Fuels	0.1

106.2
Liabilities in excess of other assets	(6.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $69,381,318:
Unaffiliated investments (cost $887,800,640)	$1,180,423,717
Affiliated investments (cost $75,377,887)	75,377,887
Receivable for investments sold	1,807,647
Dividends receivable	584,510
Tax reclaim receivable	302,139
Receivable for fund share sold	83,748
Prepaid expenses	12,656

Total Assets	1,258,592,304

LIABILITIES:
Payable to broker for collateral for securities on loan	71,620,927
Payable for investments purchased	2,780,273
Payable for fund share repurchased	1,373,575
Advisory fees payable	353,424
Accrued expenses and other liabilities	104,273
Distribution fee payable	33,804
Affiliated transfer agent fee payable	340

Total Liabilities	76,266,616

NET ASSETS	$1,182,325,688

Net assets were comprised of:
Paid-in capital	$413,400,178
Retained earnings	768,925,510

Net assets, December 31, 2015	$1,182,325,688

Net asset value and redemption price per share, $1,182,325,688 / 66,428,241 outstanding shares of beneficial interest	$17.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $57,578 foreign withholding tax)	$10,859,246
Affiliated income from securities lending, net	73,751
Affiliated dividend income	30,480

10,963,477

EXPENSES
Advisory fees	10,050,399
Distribution fee	2,177,013
Custodian and accounting fees	203,000
Audit fee	25,000
Trustees’ fees	23,000
Insurance expenses	16,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Shareholders’ reports	3,000
Miscellaneous	15,778

Total expenses	12,533,190

NET INVESTMENT LOSS	(1,569,713)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	143,205,248
Foreign currency transactions	(12,229)

143,193,019

Net change in unrealized appreciation (depreciation) on:
Investments	(48,885,102)
Foreign currencies	(21,905)

(48,907,007)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	94,286,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,716,299

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,569,713)	$(1,140,962)
Net realized gain on investment and foreign currency transactions	143,193,019	118,109,587
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(48,907,007)	(2,321,246)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	92,716,299	114,647,379

FUND SHARE TRANSACTIONS:
Fund share sold [3,329,564 and 6,124,359 shares, respectively]	57,101,231	94,694,580
Fund share repurchased [22,322,062 and 10,507,946 shares, respectively]	(384,990,973)	(163,433,010)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(327,889,742)	(68,738,430)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(235,173,443)	45,908,949
NET ASSETS:
Beginning of year	1,417,499,131	1,371,590,182

End of year	$1,182,325,688	$1,417,499,131

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 6.6%
Honeywell International, Inc.	112,047	$11,604,708
Lockheed Martin Corp.	45,832	9,952,419
Northrop Grumman Corp.	32,620	6,158,982
United Technologies Corp.	117,190	11,258,443

		38,974,552

Air Freight & Logistics — 1.3%
United Parcel Service, Inc. (Class B Stock)	81,384	7,831,582

Auto Components — 1.6%
Delphi Automotive PLC (United Kingdom)	51,453	4,411,066
Johnson Controls, Inc.	119,535	4,720,437

		9,131,503

Automobiles — 0.4%
Harley-Davidson, Inc.(a)	56,872	2,581,420

Banks — 11.9%
BB&T Corp.	70,374	2,660,841
Citigroup, Inc.	74,076	3,833,433
JPMorgan Chase & Co.	418,835	27,655,675
PNC Financial Services Group, Inc.	54,029	5,149,504
U.S. Bancorp	260,204	11,102,905
Wells Fargo & Co.	359,848	19,561,337

		69,963,695

Beverages — 1.3%
Diageo PLC (United Kingdom)	277,062	7,565,987

Capital Markets — 5.7%
Bank of New York Mellon Corp. (The)	156,999	6,471,499
BlackRock, Inc.	16,513	5,623,007
Franklin Resources, Inc.	146,252	5,384,999
Goldman Sachs Group, Inc. (The)	59,885	10,793,073
State Street Corp.	73,889	4,903,274

		33,175,852

Chemicals — 3.3%
E.I. du Pont de Nemours & Co.(a)	74,668	4,972,889
Monsanto Co.	23,853	2,349,998
PPG Industries, Inc.	118,713	11,731,219

		19,054,106

Commercial Services & Supplies — 1.1%
Tyco International PLC	202,244	6,449,561

Consumer Finance — 1.0%
American Express Co.	82,694	5,751,368

Containers & Packaging — 0.5%
Crown Holdings, Inc.*	58,563	2,969,144

Diversified Financial Services — 1.1%
McGraw Hill Financial, Inc.	10,982	1,082,606
Nasdaq, Inc.	93,349	5,430,111

		6,512,717

Diversified Telecommunication Services — 1.7%
Verizon Communications, Inc.	212,667	9,829,469

Electric Utilities — 1.0%
Duke Energy Corp.	61,445	4,386,558
Xcel Energy, Inc.	33,547	1,204,673

		5,591,231

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment — 0.8%
Eaton Corp. PLC	85,065	$4,426,783

Energy Equipment & Services — 1.6%
Baker Hughes, Inc.	8,867	409,212
National Oilwell Varco, Inc.(a)	88,667	2,969,458
Schlumberger Ltd.	88,752	6,190,452

		9,569,122

Food & Staples Retailing — 1.7%
CVS Health Corp.	103,447	10,114,013

Food Products — 4.4%
Archer-Daniels-Midland Co.	82,723	3,034,280
Danone SA (France)	66,575	4,498,729
General Mills, Inc.(a)	154,211	8,891,806
Nestle SA (Switzerland)	127,718	9,481,178

		25,905,993

Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	148,642	6,675,511
Medtronic PLC	154,577	11,890,063
St. Jude Medical, Inc.	61,357	3,790,022

		22,355,596

Health Care Providers & Services — 1.1%
Express Scripts Holding Co.*	74,528	6,514,492

Household Durables — 0.2%
Newell Rubbermaid, Inc.(a)	31,547	1,390,592

Household Products — 0.5%
Procter & Gamble Co. (The)	36,249	2,878,533

Industrial Conglomerates — 3.4%
3M Co.	75,151	11,320,747
Danaher Corp.	94,342	8,762,485

		20,083,232

Insurance — 8.0%
ACE Ltd.	59,952	7,005,391
AON PLC	80,757	7,446,603
Chubb Corp. (The)	51,935	6,888,658
MetLife, Inc.	254,204	12,255,175
Travelers Cos., Inc. (The)	119,765	13,516,678

		47,112,505

IT Services — 5.0%
Accenture PLC (Class A Stock)	146,074	15,264,733
Fidelity National Information Services, Inc.(a)	77,718	4,709,711
Fiserv, Inc.*	31,278	2,860,686
International Business Machines Corp.	48,572	6,684,479

		29,519,609

Life Sciences Tools & Services — 1.2%
Thermo Fisher Scientific, Inc.	51,473	7,301,445

Machinery — 2.7%
Caterpillar, Inc.(a)	25,199	1,712,524
Cummins, Inc.	13,506	1,188,663
Deere & Co.	19,670	1,500,231
Illinois Tool Works, Inc.	48,880	4,530,198
Parker-Hannifin Corp.	13,739	1,332,408
Pentair PLC (United Kingdom)(a)	46,806	2,318,301

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Stanley Black & Decker, Inc.	28,765	$3,070,088

		15,652,413

Media — 4.0%
Comcast Corp. (Class A Stock)	122,501	6,912,731
Omnicom Group, Inc.	112,880	8,540,501
Time Warner, Inc.	69,589	4,500,321
Time, Inc.	6,388	100,100
Viacom, Inc. (Class B Stock)	49,898	2,053,802
Walt Disney Co. (The)	15,226	1,599,948

		23,707,403

Multiline Retail — 0.9%
Target Corp.	71,989	5,227,121

Oil, Gas & Consumable Fuels — 4.6%
Chevron Corp.	78,445	7,056,912
EOG Resources, Inc.	67,592	4,784,838
Exxon Mobil Corp.	125,337	9,770,019
Occidental Petroleum Corp.	81,650	5,520,357

		27,132,126

Pharmaceuticals — 8.0%
Johnson & Johnson	202,798	20,831,411
Merck & Co., Inc.	158,653	8,380,051
Novartis AG (Switzerland)	20,420	1,756,514
Pfizer, Inc.	452,149	14,595,370
Roche Holding AG (Switzerland)	5,858	1,623,301

		47,186,647

Professional Services — 0.2%
Equifax, Inc.	10,919	1,216,049

Road & Rail — 0.9%
Canadian National Railway Co. (Canada)(a)	52,432	2,929,900
Union Pacific Corp.	27,483	2,149,171

		5,079,071

Semiconductors & Semiconductor Equipment — 1.5%
Analog Devices, Inc.(a)	21,686	1,199,669
Texas Instruments, Inc.	139,764	7,660,465

		8,860,134

Software — 0.8%
Oracle Corp.	129,507	4,730,891

Specialty Retail — 0.5%
Advance Auto Parts, Inc.	11,538	1,736,584
Bed Bath & Beyond, Inc.*(a)	21,044	1,015,373

		2,751,957

Tobacco — 3.9%
Altria Group, Inc.	46,102	2,683,597
Philip Morris International, Inc.	228,613	20,097,369

		22,780,966

Wireless Telecommunication Services — 0.2%
Vodafone Group PLC (United Kingdom)	439,454	1,425,055

TOTAL LONG-TERM INVESTMENTS (cost $509,876,627)		578,303,935

SHORT-TERM INVESTMENT — 6.0%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $35,324,345; includes $27,324,418 of cash collateral received for securities on loan)(b)(w)(Note 4)	35,324,345	$35,324,345

TOTAL INVESTMENTS — 104.4% (cost $545,200,972)		613,628,280
LIabilities in excess of other assets — (4.4)%		(26,001,388)

NET ASSETS — 100.0%		$587,626,892

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,483,139; cash collateral of $27,324,418 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$38,974,552	$—	$—
Air Freight & Logistics	7,831,582	—	—
Auto Components	9,131,503	—	—
Automobiles	2,581,420	—	—
Banks	69,963,695	—	—
Beverages	—	7,565,987	—
Capital Markets	33,175,852	—	—
Chemicals	19,054,106	—	—
Commercial Services & Supplies	6,449,561	—	—
Consumer Finance	5,751,368	—	—
Containers & Packaging	2,969,144	—	—
Diversified Financial Services	6,512,717	—	—
Diversified Telecommunication Services	9,829,469	—	—
Electric Utilities	5,591,231	—	—
Electrical Equipment	4,426,783	—	—
Energy Equipment & Services	9,569,122	—	—
Food & Staples Retailing	10,114,013	—	—
Food Products	11,926,086	13,979,907	—
Health Care Equipment & Supplies	22,355,596	—	—
Health Care Providers & Services	6,514,492	—	—
Household Durables	1,390,592	—	—
Household Products	2,878,533	—	—
Industrial Conglomerates	20,083,232	—	—
Insurance	47,112,505	—	—
IT Services	29,519,609	—	—
Life Sciences Tools & Services	7,301,445	—	—
Machinery	15,652,413	—	—
Media	23,707,403	—	—
Multiline Retail	5,227,121	—	—
Oil, Gas & Consumable Fuels	27,132,126	—	—
Pharmaceuticals	43,806,832	3,379,815	—
Professional Services	1,216,049	—	—
Road & Rail	5,079,071	—	—
Semiconductors & Semiconductor Equipment	8,860,134	—	—
Software	4,730,891	—	—
Specialty Retail	2,751,957	—	—
Tobacco	22,780,966	—	—
Wireless Telecommunication Services	—	1,425,055	—
Affiliated Money Market Mutual Fund	35,324,345	—	—

Total	$587,277,516	$26,350,764	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	11.9%
Pharmaceuticals	8.0
Insurance	8.0
Aerospace & Defense	6.6
Affiliated Money Market Mutual Fund (4.6% represents investments purchased with collateral from securities on loan)	6.0
Capital Markets	5.7
IT Services	5.0
Oil, Gas & Consumable Fuels	4.6
Food Products	4.4
Media	4.0
Tobacco	3.9
Health Care Equipment & Supplies	3.8
Industrial Conglomerates	3.4
Chemicals	3.3
Machinery	2.7
Food & Staples Retailing	1.7
Diversified Telecommunication Services	1.7
Energy Equipment & Services	1.6
Auto Components	1.6

Semiconductors & Semiconductor Equipment	1.5%
Air Freight & Logistics	1.3
Beverages	1.3
Life Sciences Tools & Services	1.2
Health Care Providers & Services	1.1
Diversified Financial Services	1.1
Commercial Services & Supplies	1.1
Consumer Finance	1.0
Electric Utilities	1.0
Multiline Retail	0.9
Road & Rail	0.9
Software	0.8
Electrical Equipment	0.8
Containers & Packaging	0.5
Household Products	0.5
Specialty Retail	0.5
Automobiles	0.4
Wireless Telecommunication Services	0.2
Household Durables	0.2
Professional Services	0.2

104.4
Liabilities in excess of other assets	(4.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $26,483,139:
Unaffiliated investments (cost $509,876,627)	$578,303,935
Affiliated investments (cost $35,324,345)	35,324,345
Cash	758
Dividends receivable	913,301
Receivable for fund share sold	343,441
Tax reclaim receivable	315,635
Prepaid expenses	4,660

Total Assets	615,206,075

LIABILITIES:
Payable to broker for collateral for securities on loan	27,324,418
Advisory fees payable	173,395
Accrued expenses and other liabilities	62,259
Distribution fee payable	16,829
Payable for fund share repurchased	1,942
Affiliated transfer agent fee payable	340

Total Liabilities	27,579,183

NET ASSETS	$587,626,892

Net assets were comprised of:
Paid-in capital	$351,092,950
Retained earnings	236,533,942

Net assets, December 31, 2015	$587,626,892

Net asset value and redemption price per share, $587,626,892 / 38,924,865 outstanding shares of beneficial interest	$15.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $87,243 foreign withholding tax)	$14,725,743
Affiliated income from securities lending, net	23,734
Affiliated dividend income	13,408

14,762,885

EXPENSES
Advisory fees	4,627,446
Distribution fee	1,064,714
Custodian and accounting fees	119,000
Audit fee	25,000
Trustees’ fees	16,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	7,000
Shareholders’ reports	4,000
Loan interest expense	45
Miscellaneous	12,983

Total expenses	5,894,188

NET INVESTMENT INCOME	8,868,697

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	39,048,909
Foreign currency transactions	(7,554)

39,041,355

Net change in unrealized appreciation (depreciation) on:
Investments	(52,937,440)
Foreign currencies	(8,120)

(52,945,560)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(13,904,205)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,035,508)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,868,697	$11,830,647
Net realized gain on investment and foreign currency transactions	39,041,355	20,515,838
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(52,945,560)	25,776,539

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,035,508)	58,123,024

FUND SHARE TRANSACTIONS:
Fund share sold [5,179,028 and 4,888,670 shares, respectively]	78,864,668	69,215,186
Fund share repurchased [7,448,887 and 4,248,105 shares, respectively]	(112,588,838)	(60,643,557)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(33,724,170)	8,571,629

TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,759,678)	66,694,653
NET ASSETS:
Beginning of year	626,386,570	559,691,917

End of year	$587,626,892	$626,386,570

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 4.2%
TransDigm Group, Inc.*(a)	65,910	$15,057,140

Auto Components — 4.6%
Dana Holding Corp.	620,600	8,564,280
Delphi Automotive PLC (United Kingdom)	91,400	7,835,722

		16,400,002

Banks — 10.3%
CIT Group, Inc.	266,900	10,595,930
Cullen/Frost Bankers, Inc.(a)	58,300	3,498,000
Fifth Third Bancorp	425,200	8,546,520
M&T Bank Corp.(a)	91,800	11,124,324
TCF Financial Corp.	222,460	3,141,135

		36,905,909

Chemicals — 4.9%
Ashland, Inc.	101,300	10,403,510
Eastman Chemical Co.(a)	105,100	7,095,301

		17,498,811

Commercial Services & Supplies — 2.6%
Republic Services, Inc.	101,000	4,442,990
Steelcase, Inc. (Class A Stock)	337,800	5,033,220

		9,476,210

Containers & Packaging — 4.3%
Owens-Illinois, Inc.*	416,200	7,250,204
Packaging Corp. of America	127,900	8,064,095

		15,314,299

Electric Utilities — 5.9%
Great Plains Energy, Inc.(a)	317,600	8,673,656
Pinnacle West Capital Corp.	194,300	12,528,464

		21,202,120

Electronic Equipment, Instruments & Components — 1.7%
Keysight Technologies, Inc.*	217,700	6,167,441

Energy Equipment & Services — 3.5%
FMC Technologies, Inc.*	116,000	3,365,160
SEACOR Holdings, Inc.*(a)	59,600	3,132,576
Weatherford International PLC*(a)	743,000	6,233,770

		12,731,506

Gas Utilities — 1.0%
UGI Corp.	109,750	3,705,160

Health Care Equipment & Supplies — 2.5%
Zimmer Biomet Holdings, Inc.	86,800	8,904,812

Health Care Providers & Services — 3.3%
Universal Health Services, Inc. (Class B Stock)	98,100	11,721,969

Hotels, Restaurants & Leisure — 5.0%
Royal Caribbean Cruises Ltd.	52,500	5,313,525
Wyndham Worldwide Corp.	173,900	12,633,835

		17,947,360

Household Durables — 2.3%
D.R. Horton, Inc.	261,300	8,369,439

Insurance — 10.7%
Allstate Corp. (The)	171,300	10,636,017
Endurance Specialty Holdings Ltd.	133,700	8,555,463

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
FNF Group	239,800	$8,313,866
Lincoln National Corp.	219,987	11,056,547

		38,561,893

IT Services — 3.1%
Computer Sciences Corp.(a)	117,183	3,829,540
Convergys Corp.	156,379	3,892,273
CSRA, Inc.	117,183	3,515,490

		11,237,303

Leisure Products — 3.7%
Brunswick Corp.	262,862	13,277,160

Machinery — 2.0%
Dover Corp.	117,900	7,228,449

Multiline Retail — 1.6%
Nordstrom, Inc.(a)	117,623	5,858,802

Multi-Utilities — 3.4%
PG&E Corp.	229,800	12,223,062

Oil, Gas & Consumable Fuels — 2.8%
Energen Corp.(a)	59,600	2,443,004
Murphy Oil Corp.(a)	339,700	7,626,265

		10,069,269

Real Estate Investment Trusts (REITs) — 10.1%
AvalonBay Communities, Inc.	42,100	7,751,873
CBL & Associates Properties, Inc.	503,900	6,233,243
Duke Realty Corp.	366,912	7,712,490
EPR Properties	68,600	4,009,670
Lamar Advertising Co. (Class A Stock)	124,530	7,469,309
MFA Financial, Inc.	488,900	3,226,740

		36,403,325

Road & Rail — 1.8%
Werner Enterprises, Inc.	279,215	6,530,839

Semiconductors & Semiconductor Equipment — 1.9%
Marvell Technology Group Ltd. (Bermuda)	754,700	6,656,454

TOTAL LONG-TERM INVESTMENTS (cost $348,397,276)		349,448,734

SHORT-TERM INVESTMENT —14.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $51,615,938; includes $42,165,408 of cash collateral for securities on loan)(b)(w)(Note 4)	51,615,938	51,615,938

TOTAL INVESTMENTS — 111.6% (cost $400,013,214)		401,064,672
Liabilities in excess of other assets — (11.6)%		(41,585,936)

NET ASSETS — 100.0%		$359,478,736

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $41,040,157; cash collateral of $42,165,408 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the
Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$15,057,140	$—	$—
Auto Components	16,400,002	—	—
Banks	36,905,909	—	—
Chemicals	17,498,811	—	—
Commercial Services & Supplies	9,476,210	—	—
Containers & Packaging	15,314,299	—	—
Electric Utilities	21,202,120	—	—
Electronic Equipment, Instruments & Components	6,167,441	—	—
Energy Equipment & Services	12,731,506	—	—
Gas Utilities	3,705,160	—	—
Health Care Equipment & Supplies	8,904,812	—	—
Health Care Providers & Services	11,721,969	—	—
Hotels, Restaurants & Leisure	17,947,360	—	—
Household Durables	8,369,439	—	—
Insurance	38,561,893	—	—
IT Services	11,237,303	—	—
Leisure Products	13,277,160	—	—
Machinery	7,228,449	—	—
Multiline Retail	5,858,802	—	—
Multi-Utilities	12,223,062	—	—
Oil, Gas & Consumable Fuels	10,069,269	—	—
Real Estate Investment Trusts (REITs)	36,403,325	—	—
Road & Rail	6,530,839	—	—
Semiconductors & Semiconductor Equipment	6,656,454	—	—
Affiliated Money Market Mutual Fund	51,615,938	—	—

Total	$401,064,672	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (11.7% represents investments purchased with collateral from securities on loan)	14.4%
Insurance	10.7
Banks	10.3
Real Estate Investment Trusts (REITs)	10.1
Electric Utilities	5.9
Hotels, Restaurants & Leisure	5.0
Chemicals	4.9
Auto Components	4.6
Containers & Packaging	4.3
Aerospace & Defense	4.2
Leisure Products	3.7
Energy Equipment & Services	3.5

Multi-Utilities	3.4%
Health Care Providers & Services	3.3
IT Services	3.1
Oil, Gas & Consumable Fuels	2.8
Commercial Services & Supplies	2.6
Health Care Equipment & Supplies	2.5
Household Durables	2.3
Machinery	2.0
Semiconductors & Semiconductor Equipment	1.9
Road & Rail	1.8
Electronic Equipment, Instruments & Components	1.7
Multiline Retail	1.6
Gas Utilities	1.0

111.6
Liabilities in excess of other assets	(11.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $41,040,157:
Unaffiliated investments (cost $348,397,276)	$349,448,734
Affiliated investments (cost $51,615,938)	51,615,938
Dividends and interest receivable	791,276
Receivable for fund share sold	34,037
Tax reclaim receivable	1,234
Prepaid expenses	3,378

Total Assets	401,894,597

LIABILITIES:
Payable to broker for collateral for securities on loan	42,165,408
Advisory fees payable	130,910
Accrued expenses and other liabilities	57,522
Payable for fund share repurchased	51,365
Distribution fee payable	10,316
Affiliated transfer agent fee payable	340

Total Liabilities	42,415,861

NET ASSETS	$359,478,736

Net assets were comprised of:
Paid-in capital	$62,175,713
Retained earnings	297,303,023

Net assets, December 31, 2015	$359,478,736

Net asset value and redemption price per share, $359,478,736 / 18,840,067 outstanding shares of beneficial interest	$19.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$8,696,698
Affiliated dividend income	23,938
Affiliated income from securities lending, net	21,809

8,742,445

EXPENSES
Advisory fees	3,715,739
Distribution fee	732,922
Custodian and accounting fees	93,000
Audit fee	25,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	5,000
Shareholders’ reports	3,000
Loan interest expense	1,183
Miscellaneous	16,579

Total expenses	4,626,423
Less: advisory fee waivers and/or expense reimbursement	(20,164)

Net expenses	4,606,259

NET INVESTMENT INCOME	4,136,186

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	89,666,571

Net change in unrealized appreciation (depreciation) on:
Investments	(121,177,641)
Foreign currencies	(119)

(121,177,760)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(31,511,189)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,375,003)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,136,186	$2,486,110
Net realized gain on investment transactions	89,666,571	41,871,494
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(121,177,760)	16,449,892

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(27,375,003)	60,807,496

FUND SHARE TRANSACTIONS:
Fund share sold [1,424,321 and 1,626,330 shares, respectively]	28,973,223	30,873,251
Fund share repurchased [5,067,397 and 3,691,721 shares, respectively]	(101,438,181)	(68,626,367)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(72,464,958)	(37,753,116)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(99,839,961)	23,054,380
NET ASSETS:
Beginning of year	459,318,697	436,264,317

End of year	$359,478,736	$459,318,697

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.0%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 3.9%
AAR Corp.	94,700	$2,489,663
General Dynamics Corp.	44,200	6,071,312
Huntington Ingalls Industries, Inc.	33,890	4,298,947
L-3 Communications Holdings, Inc.	17,000	2,031,670
Northrop Grumman Corp.	33,400	6,306,254
Raytheon Co.	22,900	2,851,737
Spirit AeroSystems Holdings, Inc. (Class A Stock)*	140,800	7,049,856
Vectrus, Inc.*	4,744	99,102

		31,198,541

Airlines — 0.3%
United Continental Holdings, Inc.*	36,300	2,079,990

Auto Components — 1.5%
Goodyear Tire & Rubber Co. (The)	192,100	6,275,907
Lear Corp.	50,700	6,227,481

		12,503,388

Banks — 7.6%
Banco Latinoamericano de Comercio Exterior SA (Panama)	116,300	3,015,659
BankUnited, Inc.	236,800	8,539,008
BB&T Corp.	118,400	4,476,704
CIT Group, Inc.	51,200	2,032,640
Comerica, Inc.	159,600	6,676,068
Fifth Third Bancorp	288,900	5,806,890
Huntington Bancshares, Inc.	877,800	9,708,468
KeyCorp	530,500	6,997,295
M&T Bank Corp.	48,500	5,877,230
PNC Financial Services Group, Inc. (The)	22,600	2,154,006
Regions Financial Corp.	651,600	6,255,360

		61,539,328

Biotechnology — 0.3%
United Therapeutics Corp.*	14,400	2,255,184

Building Products — 0.4%
Owens Corning	75,400	3,546,062

Capital Markets — 0.8%
Ameriprise Financial, Inc.	31,400	3,341,588
Ashford, Inc.*	770	41,003
State Street Corp.	45,700	3,032,652

		6,415,243

Chemicals — 3.3%
Ashland, Inc.	45,300	4,652,310
Cabot Corp.	77,800	3,180,464
Celanese Corp. (Class A Stock)	66,000	4,443,780
CF Industries Holdings, Inc.	94,500	3,856,545
Eastman Chemical Co.	70,500	4,759,455
Huntsman Corp.	301,600	3,429,192
Olin Corp.	150,500	2,597,630

		26,919,376

Commercial Services & Supplies — 4.3%
ADT Corp. (The)(a)	446,400	14,722,272
Brink’s Co. (The)	55,900	1,613,274
Covanta Holding Corp.(a)	407,800	6,316,822
Pitney Bowes, Inc.(a)	205,300	4,239,445
RR Donnelley & Sons Co.(a)	229,278	3,374,972

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Tyco International PLC	131,700	$4,199,913

		34,466,698

Communications Equipment — 1.3%
Brocade Communications Systems, Inc.	610,300	5,602,554
Harris Corp.	34,300	2,980,670
Juniper Networks, Inc.	61,600	1,700,160

		10,283,384

Construction & Engineering — 1.2%
Fluor Corp.(a)	58,900	2,781,258
KBR, Inc.	292,900	4,955,868
Tutor Perini Corp.*(a)	113,100	1,893,294

		9,630,420

Consumer Finance — 1.1%
Discover Financial Services	91,600	4,911,592
Navient Corp.	95,000	1,087,750
Nelnet, Inc. (Class A Stock)	76,900	2,581,533

		8,580,875

Containers & Packaging — 1.3%
Avery Dennison Corp.	81,027	5,077,152
Owens-Illinois, Inc.*	70,600	1,229,852
Sonoco Products Co.	93,400	3,817,258
WestRock Co.	14,220	648,716

		10,772,978

Electric Utilities — 5.4%
American Electric Power Co., Inc.	134,200	7,819,834
Edison International	275,000	16,282,750
Entergy Corp.	112,500	7,690,500
FirstEnergy Corp.	237,800	7,545,394
Portland General Electric Co.	58,700	2,134,919
PPL Corp.	75,400	2,573,402

		44,046,799

Electronic Equipment, Instruments & Components — 2.2%
Flextronics International Ltd.*	325,200	3,645,492
Ingram Micro, Inc. (Class A Stock)	133,900	4,067,882
Itron, Inc.*	164,300	5,944,374
Tech Data Corp.*	59,100	3,923,058

		17,580,806

Energy Equipment & Services — 0.5%
Bristow Group, Inc.(a)	41,000	1,061,900
Noble Corp. PLC(a)	140,300	1,480,165
Oceaneering International, Inc.	39,900	1,497,048

		4,039,113

Food & Staples Retailing — 1.6%
Kroger Co. (The)	75,600	3,162,348
SUPERVALU, Inc.*	346,900	2,351,982
Whole Foods Market, Inc.	213,000	7,135,500

		12,649,830

Food Products — 2.1%
Archer-Daniels-Midland Co.	98,900	3,627,652
Bunge Ltd.	20,600	1,406,568
Fresh Del Monte Produce, Inc.	77,500	3,013,200
Sanderson Farms, Inc.(a)	35,000	2,713,200

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Tyson Foods, Inc. (Class A Stock)(a)	118,300	$6,308,939

		17,069,559

Health Care Equipment & Supplies — 1.1%
Zimmer Biomet Holdings, Inc.	87,400	8,966,366

Health Care Providers & Services — 3.1%
Aetna, Inc.	54,400	5,881,728
Cigna Corp.	51,600	7,550,628
Community Health Systems, Inc.*	46,200	1,225,686
Kindred Healthcare, Inc.(a)	140,557	1,674,034
Laboratory Corp. of America Holdings*	14,600	1,805,144
Owens & Minor, Inc.(a)	104,156	3,747,533
Select Medical Holdings Corp.	238,700	2,842,917

		24,727,670

Hotels, Restaurants & Leisure — 0.8%
Brinker International, Inc.(a)	134,300	6,439,685

Household Durables — 0.5%
Whirlpool Corp.	29,400	4,317,978

Independent Power & Renewable Electricity Producers — 2.0%
AES Corp.	1,040,800	9,960,456
NRG Energy, Inc.	532,600	6,268,702

		16,229,158

Insurance — 8.2%
Aflac, Inc.	54,300	3,252,570
Allstate Corp. (The)	68,200	4,234,538
American Financial Group, Inc.	74,500	5,369,960
Aspen Insurance Holdings Ltd. (Bermuda)	71,100	3,434,130
Endurance Specialty Holdings Ltd.	89,878	5,751,293
Everest Re Group Ltd.	31,700	5,803,953
Hartford Financial Services Group, Inc. (The)	166,900	7,253,474
Lincoln National Corp.	215,500	10,831,030
Maiden Holdings Ltd.	189,700	2,828,427
Principal Financial Group, Inc.	64,300	2,892,214
Universal Insurance Holdings, Inc.(a)	8,800	203,984
Unum Group	186,100	6,195,269
Validus Holdings Ltd.	109,000	5,045,610
XL Group PLC (Ireland)	92,000	3,604,560

		66,701,012

IT Services — 3.4%
Amdocs Ltd.	201,100	10,974,027
Convergys Corp.(a)	152,500	3,795,725
Teradata Corp.*(a)	263,529	6,962,436
Xerox Corp.	577,900	6,143,077

		27,875,265

Leisure Products — 0.5%
Mattel, Inc.	155,700	4,230,369

Machinery — 4.1%
AGCO Corp.(a)	131,600	5,973,324
Briggs & Stratton Corp.	84,600	1,463,580
Harsco Corp.	354,400	2,792,672
Manitowoc Co., Inc. (The)(a)	415,800	6,382,530
Meritor, Inc.*	225,000	1,878,750
Oshkosh Corp.(a)	51,700	2,018,368
Trinity Industries, Inc.	194,600	4,674,292
Valmont Industries, Inc.(a)	56,400	5,979,528

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Wabash National Corp.*(a)	146,800	$1,736,644

		32,899,688

Media — 1.3%
CBS Corp. (Class B Stock)	112,100	5,283,273
Gannett Co., Inc.	46,949	764,799
TEGNA, Inc.	93,900	2,396,328
Viacom, Inc. (Class B Stock)	59,200	2,436,672

		10,881,072

Metals & Mining — 0.3%
Reliance Steel & Aluminum Co.	36,000	2,084,760

Multiline Retail — 2.2%
Dillard’s, Inc. (Class A Stock)(a)	41,600	2,733,536
Kohl’s Corp.	251,302	11,969,514
Macy’s, Inc.	85,800	3,001,284

		17,704,334

Multi-Utilities — 3.2%
Ameren Corp.(a)	158,700	6,860,601
CenterPoint Energy, Inc.	324,700	5,961,492
Public Service Enterprise Group, Inc.	245,000	9,479,050
SCANA Corp.	58,100	3,514,469

		25,815,612

Oil, Gas & Consumable Fuels — 5.2%
Cabot Oil & Gas Corp.	264,600	4,680,774
Devon Energy Corp.	149,800	4,793,600
DHT Holdings, Inc.	209,700	1,696,473
Energy Transfer Partners LP, MLP	94,359	3,182,729
Hess Corp.	44,300	2,147,664
Marathon Petroleum Corp.	122,028	6,325,932
ONEOK, Inc.(a)	177,400	4,374,684
Ship Finance International Ltd. (Norway)(a)	124,700	2,066,279
Tesoro Corp.	61,200	6,448,644
Valero Energy Corp.	93,400	6,604,314

		42,321,093

Paper & Forest Products — 0.3%
Domtar Corp.	57,200	2,113,540

Pharmaceuticals — 0.1%
Lannett Co., Inc.*(a)	29,200	1,171,504

Real Estate Investment Trusts (REITs) — 9.7%
Ashford Hospitality Prime, Inc.	25,065	363,443
Ashford Hospitality Trust, Inc.	198,300	1,251,273
Brandywine Realty Trust	253,400	3,461,444
CBL & Associates Properties, Inc.	304,681	3,768,904
Corrections Corp. of America	227,504	6,026,581
DuPont Fabros Technology, Inc.	189,600	6,027,384
Franklin Street Properties Corp.	320,400	3,316,140
Government Properties Income Trust(a)	84,200	1,336,254
Hospitality Properties Trust	160,300	4,191,845
Inland Real Estate Corp.	251,700	2,673,054
Lexington Realty Trust(a)	438,300	3,506,400
MFA Financial, Inc.	357,400	2,358,840
Omega Healthcare Investors, Inc.	180,131	6,300,982
PennyMac Mortgage Investment Trust	124,800	1,904,448
Piedmont Office Realty Trust, Inc. (Class A Stock)(a)	160,400	3,028,352
Rouse Properties, Inc.(a)	145,500	2,118,480

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Select Income REIT	107,600	$2,132,632
Starwood Property Trust, Inc.	344,400	7,080,864
Starwood Waypoint Residential Trust	304,320	6,889,805
Summit Hotel Properties, Inc.	104,400	1,247,580
Sunstone Hotel Investors, Inc.	314,551	3,928,742
Two Harbors Investment Corp.	367,400	2,975,940
VEREIT, Inc.	389,300	3,083,256

		78,972,643

Real Estate Management & Development
RMR Group, Inc. (The) (Class A Stock)*	5,473	78,866

Road & Rail — 0.9%
Hertz Global Holdings, Inc.*	499,900	7,113,577

Semiconductors & Semiconductor Equipment — 1.6%
Amkor Technology, Inc.*	321,928	1,957,322
OmniVision Technologies, Inc.*	11,818	342,958
ON Semiconductor Corp.*	480,900	4,712,820
Skyworks Solutions, Inc.(a)	81,500	6,261,645

		13,274,745

Software — 3.8%
CA, Inc.	130,200	3,718,512
Cadence Design Systems, Inc.*	267,100	5,558,351
Check Point Software Technologies Ltd. (Israel)*(a)	110,000	8,951,800
Nuance Communications, Inc.*	400,700	7,969,923
Symantec Corp.	232,800	4,888,800

		31,087,386

Specialty Retail — 2.8%
Best Buy Co., Inc.	311,211	9,476,375
Foot Locker, Inc.(a)	42,000	2,733,780
GameStop Corp. (Class A Stock)(a)	103,100	2,890,924
Group 1 Automotive, Inc.(a)	31,030	2,348,971
Office Depot, Inc.*	664,300	3,746,652
Outerwall, Inc.(a)	29,200	1,066,968

		22,263,670

Technology Hardware, Storage & Peripherals — 2.3%
Lexmark International, Inc. (Class A Stock)	62,700	2,034,615
SanDisk Corp.(a)	123,200	9,361,968
Seagate Technology PLC(a)	97,000	3,556,020
Western Digital Corp.(a)	67,100	4,029,355

		18,981,958

Textiles, Apparel & Luxury Goods — 0.7%
Deckers Outdoor Corp.*(a)	116,400	5,494,080

Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.*(a)	193,500	1,708,605
Radian Group, Inc.	140,600	1,882,634

		3,591,239

Trading Companies & Distributors — 1.4%
AerCap Holdings NV (Netherlands)*	177,000	7,639,320
Aircastle Ltd.	165,598	3,459,342

		11,098,662

TOTAL LONG-TERM INVESTMENTS (cost $717,401,958)		802,013,506

SHORT-TERM INVESTMENTS — 13.8%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $112,301,691; includes $107,053,605 of cash collateral for securities on loan)(b)(w)(Note 4)	112,301,691	$112,301,691

TOTAL INVESTMENTS — 112.8% (cost $829,703,649)		914,315,197
Liabilities in excess of other assets — (12.8)%		(104,090,371)

NET ASSETS — 100.0%		$810,224,826

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $103,122,905; cash collateral of $107,053,605 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$31,198,541	$—	$—
Airlines	2,079,990	—	—
Auto Components	12,503,388	—	—
Banks	61,539,328	—	—
Biotechnology	2,255,184	—	—
Building Products	3,546,062	—	—
Capital Markets	6,415,243	—	—
Chemicals	26,919,376	—	—
Commercial Services & Supplies	34,466,698	—	—
Communications Equipment	10,283,384	—	—
Construction & Engineering	9,630,420	—	—
Consumer Finance	8,580,875	—	—
Containers & Packaging	10,772,978	—	—
Electric Utilities	44,046,799	—	—
Electronic Equipment, Instruments & Components	17,580,806	—	—
Energy Equipment & Services	4,039,113	—	—
Food & Staples Retailing	12,649,830	—	—
Food Products	17,069,559	—	—
Health Care Equipment & Supplies	8,966,366	—	—
Health Care Providers & Services	24,727,670	—	—
Hotels, Restaurants & Leisure	6,439,685	—	—
Household Durables	4,317,978	—	—
Independent Power & Renewable Electricity Producers	16,229,158	—	—
Insurance	66,701,012	—	—
IT Services	27,875,265	—	—
Leisure Products	4,230,369	—	—
Machinery	32,899,688	—	—
Media	10,881,072	—	—
Metals & Mining	2,084,760	—	—
Multiline Retail	17,704,334	—	—
Multi-Utilities	25,815,612	—	—
Oil, Gas & Consumable Fuels	42,321,093	—	—
Paper & Forest Products	2,113,540	—	—
Pharmaceuticals	1,171,504	—	—
Real Estate Investment Trusts (REITs)	78,972,643	—	—
Real Estate Management & Development	78,866	—	—
Road & Rail	7,113,577	—	—
Semiconductors & Semiconductor Equipment	13,274,745	—	—
Software	31,087,386	—	—
Specialty Retail	22,263,670	—	—
Technology Hardware, Storage & Peripherals	18,981,958	—	—
Textiles, Apparel & Luxury Goods	5,494,080	—	—
Thrifts & Mortgage Finance	3,591,239	—	—
Trading Companies & Distributors	11,098,662	—	—
Affiliated Money Market Mutual Fund	112,301,691	—	—

Total	$914,315,197	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (13.2% represents investments purchased with collateral from securities on loan)	13.8%
Real Estate Investment Trusts (REITs)	9.7
Insurance	8.2
Banks	7.6
Electric Utilities	5.4
Oil, Gas & Consumable Fuels	5.2
Commercial Services & Supplies	4.3
Machinery	4.1
Aerospace & Defense	3.9
Software	3.8
IT Services	3.4
Chemicals	3.3
Multi-Utilities	3.2
Health Care Providers & Services	3.1
Specialty Retail	2.8
Technology Hardware, Storage & Peripherals	2.3
Multiline Retail	2.2
Electronic Equipment, Instruments & Components	2.2
Food Products	2.1
Independent Power & Renewable Electricity Producers	2.0
Semiconductors & Semiconductor Equipment	1.6

Food & Staples Retailing	1.6%
Auto Components	1.5
Trading Companies & Distributors	1.4
Media	1.3
Containers & Packaging	1.3
Communications Equipment	1.3
Construction & Engineering	1.2
Health Care Equipment & Supplies	1.1
Consumer Finance	1.1
Road & Rail	0.9
Hotels, Restaurants & Leisure	0.8
Capital Markets	0.8
Textiles, Apparel & Luxury Goods	0.7
Household Durables	0.5
Leisure Products	0.5
Energy Equipment & Services	0.5
Thrifts & Mortgage Finance	0.4
Building Products	0.4
Biotechnology	0.3
Paper & Forest Products	0.3
Metals & Mining	0.3
Airlines	0.3
Pharmaceuticals	0.1

112.8
Liabilities in excess of other assets	(12.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $103,122,905:
Unaffiliated investments (cost $717,401,958)	$802,013,506
Affiliated investments (cost $112,301,691)	112,301,691
Dividends receivable	2,255,606
Receivable for fund share sold	1,118,442
Prepaid expenses	15,384

Total Assets	917,704,629

LIABILITIES:
Payable to broker for collateral for securities on loan	107,053,605
Advisory fees payable	290,369
Accrued expenses and other liabilities	76,409
Payable for investments purchased	35,525
Distribution fee payable	23,354
Affiliated transfer agent fee payable	340
Payable for fund share repurchased	201

Total Liabilities	107,479,803

NET ASSETS	$810,224,826

Net assets were comprised of:
Paid-in capital	$446,207,240
Retained earnings	364,017,586

Net assets, December 31, 2015	$810,224,826

Net asset value and redemption price per share, $810,224,826 / 31,216,734 outstanding shares of beneficial interest	$25.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$22,076,817
Affiliated income from securities lending, net	516,027
Affiliated dividend income	21,811

22,614,655

EXPENSES
Advisory fees	7,491,167
Distribution fee	1,594,154
Custodian and accounting fees	145,000
Audit fee	25,000
Trustees’ fees	20,000
Insurance expenses	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Loan interest expense	2,111
Miscellaneous	16,038

Total expenses	9,327,470
Less: advisory fee waivers and/or expense reimbursement	(28,010)

Net expenses	9,299,460

NET INVESTMENT INCOME	13,315,195

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	109,491,748
Foreign currency transactions	(729)

109,491,019

Net change in unrealized appreciation (depreciation) on:
Investments	(173,328,391)
Foreign currencies	178

(173,328,213)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(63,837,194)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,521,999)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$13,315,195	$10,156,393
Net realized gain on investment and foreign currency transactions	109,491,019	72,496,851
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(173,328,213)	45,656,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(50,521,999)	128,309,884

FUND SHARE TRANSACTIONS:
Fund share sold [1,841,904 and 2,066,573 shares, respectively]	50,206,875	52,431,831
Fund share repurchased [6,743,320 and 5,233,231 shares, respectively]	(182,694,384)	(133,094,170)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(132,487,509)	(80,662,339)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(183,009,508)	47,647,545
NET ASSETS:
Beginning of year	993,234,334	945,586,789

End of year	$810,224,826	$993,234,334

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 93.3%	Shares	Value (Note 2)
Argentina — 0.6%
Arcos Dorados Holdings, Inc. (Class A Stock)(a)	57,700	$179,447
Banco Macro SA, ADR*	3,190	185,403
BBVA Banco Frances SA, ADR*	5,600	106,848
Grupo Financiero Galicia SA, ADR(a)	9,030	244,532
MercadoLibre, Inc.	3,700	423,058
Pampa Energia SA, ADR*	21,600	443,880
Petrobras Argentina SA (Class B Stock)	96,144	58,770
Petrobras Argentina SA, ADR	21,939	121,542
Telecom Argentina SA, ADR	28,530	458,477
Transportadora de Gas del Sur SA (Class B Stock), ADR*	32,130	195,672

		2,417,629

Bahrain — 0.8%
Ahli United Bank BSC(g)	2,384,526	1,634,206
Al Salam Bank-Bahrain BSC	2,238,930	554,614
GFH Financial Group BSC*	3,319,812	440,103
Ithmaar Bank BSC*	2,785,189	397,341

		3,026,264

Botswana — 0.7%
Barclays Bank of Botswana Ltd.(g)	272,230	109,151
Botswana Insurance Holdings Ltd.	160,827	217,811
First National Bank of Botswana Ltd.	1,035,555	352,464
Letshego Holdings Ltd.	2,353,656	608,161
Sechaba Breweries Ltd.(g)	464,634	1,221,268
Standard Chartered Bank Botswana Ltd.(g)	245,110	244,600

		2,753,455

Brazil — 3.4%
AMBEV SA	49,400	222,885
AMBEV SA, ADR	222,000	990,120
Banco do Brasil SA	62,175	231,649
BM&FBovespa SA	83,999	231,216
BR Malls Participacoes SA	33,100	92,868
BRF SA	39,860	558,166
CCR SA	148,200	470,119
CETIP SA — Mercados Organizados	13,800	130,806
Cia de Saneamento Basico do Estado de Sao Paulo	7,200	34,451
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	58,900	270,940
Cia de Saneamento de Minas Gerais-COPASA	19,000	74,439
Cia Energetica de Minas Gerais, ADR	156,496	234,744
Cia Hering	36,300	139,557
Cia Paranaense de Energia, ADR	15,400	90,398
Cia Siderurgica Nacional SA	170,000	171,880
Cielo SA	236,378	2,006,935
Cosan SA Industria e Comercio	22,600	143,955
CPFL Energia SA*	8,461	32,465
CPFL Energia SA, ADR*	52,319	388,207
Cyrela Brazil Realty SA Empreendimentos e Participacoes	41,800	79,242
EcoRodovias Infraestrutura e Logistica SA	22,700	29,205
EDP — Energias do Brasil SA	41,100	125,079
Embraer SA, ADR	30,900	912,786
Equatorial Energia SA	42,800	370,419

COMMON STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Estacio Participacoes SA	44,000	$155,147
Even Construtora e Incorporadora SA	178,800	186,201
Fibria Celulose SA	18,100	237,399
Hypermarcas SA*	29,500	161,882
Iochpe-Maxion SA	19,300	60,004
JBS SA	55,467	173,148
Kroton Educacional SA	227,900	548,976
Light SA	26,100	65,312
Localiza Rent A Car SA	27,615	173,246
Lojas Renner SA	106,500	460,322
Marfrig Global Foods SA*	48,640	78,070
MRV Engenharia e Participacoes SA	45,600	100,046
Multiplan Empreendimentos Imobiliarios SA	13,200	126,787
Natura Cosmeticos SA	15,100	89,655
Odontoprev SA	142,300	339,901
Qualicorp SA	86,100	307,512
Rumo Logistica Operadora Multimodal SA*	31,557	49,773
Tim Participacoes SA	331,633	575,040
Totvs SA	39,700	311,378
Tractebel Energia SA	39,100	330,985
Ultrapar Participacoes SA	46,200	705,918
WEG SA	154,760	584,812

		13,854,045

Bulgaria — 0.3%
CB First Investment Bank AD*(g)	155,563	186,768
Central Cooperative Bank AD*(g)	87,402	49,084
Chimimport AD*(g)	265,946	201,305
Corporate Commercial Bank AD*(g)	3,940	657
Industrial Holding Bulgaria PLC*(g)	72,512	37,057
MonBat AD(g)	48,227	214,259
Olovno Tzinkov Komplex AD*(g)	9,086	—
Petrol AD*(g)	90,727	31,750
Sopharma AD Sofia*(g)	197,237	300,197

		1,021,077

Chile — 3.0%
AES Gener SA	528,062	234,340
Aguas Andinas SA (Class A Stock)	372,478	191,128
Almendral SA(g)	2,494,900	165,491
Antarchile SA(g)	50,600	471,322
Banco de Chile	6,459,626	658,033
Banco de Credito e Inversiones	5,663	213,633
Banco Santander Chile	8,303,324	372,534
Banmedica SA	190,859	275,018
Besalco SA	115,400	38,034
CAP SA	20,750	50,185
Cencosud SA	278,322	555,811
Cia Cervecerias Unidas SA, ADR	22,650	490,599
Colbun SA	932,705	222,725
Corpbanca SA	25,111,873	201,941
E.CL SA	98,700	135,228
Embotelladora Andina SA (Class B Stock), ADR	9,150	159,301
Empresa Nacional de Electricidad SA	332,859	412,743
Empresa Nacional de Telecomunicaciones SA	51,950	464,915
Empresas CMPC SA	375,220	809,633
Empresas COPEC SA	143,050	1,228,127
Enersis SA	2,162,279	522,046

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chile (continued)
Forus SA	18,500	$45,691
Latam Airlines Group SA, ADR*(a)	67,183	362,116
Masisa SA	2,748,650	67,071
Parque Arauco SA	180,832	285,045
Quinenco SA	97,600	172,194
Ripley Corp. SA	341,500	140,189
SACI Falabella	234,150	1,492,353
Salfacorp SA	212,800	112,686
Sigdo Koppers SA	133,519	158,287
Sociedad Quimica y Minera de Chile SA, ADR	32,600	619,726
Sonda SA	311,725	552,435
Vina Concha y Toro SA	139,650	209,211

		12,089,791

China — 8.6%
AAC Technologies Holdings, Inc.	47,000	305,752
Agricultural Bank of China Ltd. (Class H Stock)	503,000	204,696
Air China Ltd. (Class H Stock)	390,000	305,876
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	349,927
Anhui Conch Cement Co. Ltd. (Class H Stock)	184,000	491,846
AviChina Industry & Technology Co. Ltd. (Class H Stock)	172,000	134,397
Baidu, Inc., ADR*	3,300	623,832
Bank of China Ltd. (Class H Stock)	816,000	362,070
Bank of Communications Co. Ltd. (Class H Stock)	371,800	260,735
BBMG Corp. (Class H Stock)	342,000	231,016
Beijing Capital International Airport Co. Ltd. (Class H Stock)	146,000	156,812
Beijing Enterprises Holdings Ltd.	29,000	174,820
Beijing Enterprises Water Group Ltd.*	526,000	366,877
Brilliance China Automotive Holdings Ltd.	350,000	437,762
BYD Co. Ltd. (Class H Stock)*	59,000	321,835
CGN Power Co. Ltd. (Class H Stock)	294,000	109,463
China Agri-Industries Holdings Ltd.*	804,000	274,275
China CITIC Bank Corp. Ltd. (Class H Stock)*	179,000	115,368
China Coal Energy Co. Ltd. (Class H Stock)	437,000	166,880
China Communications Construction Co. Ltd. (Class H Stock)	229,000	232,025
China Communications Services Corp. Ltd. (Class H Stock)	396,000	148,128
China Construction Bank Corp. (Class H Stock)	938,670	640,312
China Everbright Ltd.	48,000	109,633
China Life Insurance Co. Ltd. (Class H Stock)	95,000	304,969
China Longyuan Power Group Corp. Ltd. (Class H Stock)	395,000	297,032
China Mengniu Dairy Co. Ltd.	316,000	512,976
China Merchants Bank Co. Ltd. (Class H Stock)	58,769	137,569
China Merchants Holdings International Co. Ltd.	114,000	360,567
China Minsheng Banking Corp. Ltd. (Class H Stock)	158,300	156,163

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Mobile Ltd.	283,500	$3,191,106
China National Building Material Co. Ltd. (Class H Stock)	516,000	245,467
China Oilfield Services Ltd. (Class H Stock)	138,000	118,584
China Overseas Land & Investment Ltd.	62,720	218,351
China Pacific Insurance Group Co. Ltd. (Class H Stock)	44,200	180,883
China Petroleum & Chemical Corp. (Class H Stock)	1,509,000	906,192
China Railway Group Ltd. (Class H Stock)	363,000	273,771
China Resources Enterprise Ltd.	178,000	379,796
China Resources Land Ltd.	54,444	157,545
China Resources Power Holdings Co. Ltd.	187,400	362,564
China Shanshui Cement Group Ltd.*(g)	551,000	—
China Shenhua Energy Co. Ltd. (Class H Stock)	307,500	480,162
China Shipping Container Lines Co. Ltd. (Class H Stock)*	1,105,000	305,576
China Shipping Development Co. Ltd. (Class H Stock)	590,000	390,841
China Taiping Insurance Holdings Co. Ltd.*	39,800	122,167
China Telecom Corp. Ltd. (Class H Stock)	892,000	416,089
China Unicom Hong Kong Ltd.	564,052	681,377
China Vanke Co. Ltd. (Class H Stock)(g)	47,600	142,044
China Yurun Food Group Ltd.*	741,000	156,839
Chongqing Changan Automobile Co. Ltd. (Class B Stock)	203,704	448,497
CITIC Ltd.	343,000	604,792
CNOOC Ltd. (Class H Stock)	995,000	1,035,572
COSCO Pacific Ltd.	252,000	277,006
Country Garden Holdings Co. Ltd.	306,831	125,051
CSPC Pharmaceutical Group Ltd.	288,000	293,618
Ctrip.com International Ltd., ADR*(a)	30,000	1,389,900
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	270,038
Dongfeng Motor Group Co. Ltd. (Class H Stock)	322,000	426,559
Golden Eagle Retail Group Ltd.	242,000	292,272
Guangdong Investment Ltd.	306,000	432,142
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	187,909	166,947
Huaneng Power International, Inc. (Class H Stock)	402,000	344,229
Industrial & Commercial Bank of China Ltd. (Class H Stock)	836,000	501,114
Inner Mongolia Yitai Coal Co. Ltd. (Class B Stock)	201,784	184,027
Jiangsu Expressway Co. Ltd. (Class H Stock)	160,000	214,738
Jiangxi Copper Co. Ltd. (Class H Stock)	129,000	152,261
Kunlun Energy Co. Ltd.	374,000	332,078
Lenovo Group Ltd.	368,000	371,383
Li Ning Co. Ltd.*	350,979	189,287
Mindray Medical International Ltd., ADR	16,000	433,920
NetEase, Inc., ADR	2,600	471,224
New Oriental Education & Technology Group, Inc., ADR	16,800	527,016
NVC Lighting Holdings Ltd.*	1,254,000	140,771
PetroChina Co. Ltd. (Class H Stock)	1,322,000	865,435

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
PICC Property & Casualty Co. Ltd. (Class H Stock)	100,000	$197,352
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	60,000	330,882
Real Gold Mining Ltd.*(g)	209,000	—
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	120,000	82,053
Shanghai Electric Group Co. Ltd. (Class H Stock)	214,000	112,721
Shanghai Industrial Holdings Ltd.	85,000	221,899
Sihuan Pharmaceutical Holdings Group Ltd.(g)	758,000	—
SINA Corp.*	6,900	340,860
Sino-Ocean Land Holdings Ltd.	161,500	102,974
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)*	544,000	215,155
Sinopharm Group Co. Ltd. (Class H Stock)	245,200	978,893
Sohu.com, Inc.*	5,500	314,545
Tencent Holdings Ltd.	78,000	1,527,239
Tingyi Cayman Islands Holding Corp.	192,000	272,771
Tsingtao Brewery Co. Ltd. (Class H Stock)	30,000	135,142
Want Want China Holdings Ltd.	753,400	559,164
Weichai Power Co. Ltd. (Class H Stock)	104,000	114,531
Yangzijiang Shipbuilding Holdings Ltd.	330,000	254,952
Yantai Changyu Pioneer Wine Co. Ltd. (Class B Stock)	108,690	392,950
Zhejiang Expressway Co. Ltd. (Class H Stock)	148,000	176,837
Zhongsheng Group Holdings Ltd.	270,000	162,385
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	390,588
ZTE Corp. (Class H Stock)	132,729	301,307

		34,698,044

Colombia — 1.4%
Almacenes Exito SA	63,617	270,540
Banco de Bogota SA	14,911	272,433
Bancolombia SA	35,768	236,388
BanColombia SA, ADR	16,000	428,000
Cementos Argos SA	100,771	308,551
Corp. Financiera Colombiana SA	16,100	197,186
Corp. Financiera Colombiana SA*(g)	149	1,657
Ecopetrol SA	349,200	122,102
Ecopetrol SA, ADR(a)	94,900	665,249
Empresa de Energia de Bogota SA	635,800	344,488
Grupo Argos SA	73,418	374,664
Grupo Aval Acciones y Valores SA(g)	660,800	226,893
Grupo de Inversiones Suramericana SA	38,244	430,087
Grupo Nutresa SA	104,559	745,038
Grupo Odinsa SA*	46,346	124,095
Interconexion Electrica SA ESP	135,800	315,705
Isagen SA ESP	384,100	411,384

		5,474,460

Croatia — 0.6%
Atlantska Plovidba dd*(g)	2,227	43,649
Ericsson Nikola Tesla dd(g)	2,615	385,163
Hrvatski Telekom dd(g)	41,011	837,920
Koncar-Elektroindustrija dd(g)	1,210	112,688
Petrokemija dd Tvornica Gnojiva*(g)	14,297	26,721
Podravka prehrambena industija dd*(g)	8,211	393,231

COMMON STOCKS (continued)	Shares	Value (Note 2)
Croatia (continued)
Valamar Riviera dd	76,309	$258,728
Zagrebacka Banka dd(g)	55,500	286,803

		2,344,903

Czech Republic — 1.2%
CEZ A/S	96,750	1,725,443
Komercni Banka A/S	9,000	1,786,777
Pegas Nonwovens SA	17,607	515,971
Philip Morris CR A/S	800	386,060
Unipetrol A/S*	48,000	308,874

		4,723,125

Egypt — 0.1%
Global Telecom Holding SAE, GDR*	343,100	446,030

Estonia — 0.7%
Merko Ehitus A/S(g)	21,786	200,272
Olympic Entertainment Group A/S(g)	350,536	679,617
Tallink Group A/S	1,077,770	1,003,781
Tallinna Kaubamaja Grupp A/S(g)	88,428	647,712
Tallinna Vesi A/S (Class A Stock)(g)	21,500	322,447

		2,853,829

Ghana — 0.5%
CAL Bank Ltd.(g)	1,140,075	281,278
Ghana Commercial Bank Ltd.(g)	1,190,800	1,184,549
Standard Chartered Bank Ghana Ltd.(g)	78,000	333,701

		1,799,528

Greece — 1.3%
Aegean Marine Petroleum Network, Inc.(a)	14,800	123,728
Alpha Bank AE*	14,286	38,285
Athens Water Supply & Sewage Co. SA (The)	17,471	94,645
Costamare, Inc.	18,300	190,686
Diana Shipping, Inc.*(a)	50,500	219,675
DryShips, Inc.*	252,100	43,840
Ellaktor SA*	85,344	133,996
Eurobank Ergasias SA*	44,826	50,219
FF Group*	8,616	161,988
GEK Terna Holding Real Estate Construction SA*	47,389	77,991
Hellenic Exchanges — Athens Stock Exchange SA Holding	28,659	164,573
Hellenic Petroleum SA*	27,540	120,450
Hellenic Telecommunications Organization SA	99,736	998,167
Intralot SA-Integrated Lottery Systems & Services*	40,700	51,624
Jumbo SA*	24,566	258,210
Metka SA	12,200	95,195
Motor Oil Hellas Corinth Refineries SA	22,778	245,618
Mytilineos Holdings SA*	45,865	182,451
National Bank of Greece SA*	33,859	12,517
OPAP SA	60,918	534,575
Piraeus Bank SA*	2,879	860
Public Power Corp. SA	168,310	707,549
StealthGas, Inc.*	10,300	35,329
Titan Cement Co. SA	32,861	627,600
Tsakos Energy Navigation Ltd.	22,400	177,408

		5,347,179

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong — 0.4%
China High Speed Transmission Equipment Group Co. Ltd.*	165,000	$132,068
China Overseas Property Holdings Ltd.*	420,240	68,865
Kingboard Chemical Holdings Ltd.	165,000	262,493
Nine Dragons Paper Holdings Ltd.	289,000	169,707
Shimao Property Holdings Ltd.	89,000	156,885
Sino Biopharmaceutical Ltd.	798,000	721,485

		1,511,503

Hungary — 1.8%
Magyar Telekom Telecommunications PLC*	581,813	813,976
MOL Hungarian Oil & Gas PLC	39,280	1,915,794
OTP Bank PLC	105,660	2,172,515
Richter Gedeon Nyrt	116,600	2,200,767

		7,103,052

India — 6.0%
ACC Ltd.	6,400	131,246
Adani Power Ltd.*	177,209	86,063
Ambuja Cements Ltd.	91,100	278,591
Apollo Hospitals Enterprise Ltd.	7,700	170,239
Asian Paints Ltd.	30,201	402,329
Aurobindo Pharma Ltd.*	18,200	240,050
Axis Bank Ltd.	27,543	185,785
Bajaj Auto Ltd.	6,350	242,260
Bharat Heavy Electricals Ltd.	106,120	270,164
Bharti Airtel Ltd.*	248,310	1,272,328
Bharti Infratel Ltd.	95,555	616,512
Bosch Ltd.	917	257,910
Cipla Ltd.	18,850	184,784
Coal India Ltd.	76,370	378,883
Colgate-Palmolive India Ltd.	16,800	246,494
Crompton Greaves Ltd.	59,700	172,752
Divi’s Laboratories Ltd.	9,200	160,294
Dr. Reddy’s Laboratories Ltd.	5,625	264,071
Eicher Motors Ltd.	1,045	265,274
GAIL India Ltd.*	71,300	403,156
Glenmark Pharmaceuticals Ltd.	14,865	206,379
Godrej Consumer Products Ltd.	11,200	222,721
HCL Technologies Ltd.	18,540	239,109
HDFC Bank Ltd.	27,848	454,831
Hero MotoCorp Ltd.	8,400	340,850
Hindalco Industries Ltd.	199,300	254,065
Hindustan Unilever Ltd.	48,190	628,029
Housing Development Finance Corp. Ltd.	34,503	656,242
ICICI Bank Ltd., ADR	37,500	293,625
Idea Cellular Ltd.	185,260	400,886
IDFC Bank Ltd.*	40,681	37,418
IDFC Ltd.	104,784	76,129
IFCI Ltd.*	182,664	75,763
Indian Oil Corp. Ltd.*	19,439	125,511
IndusInd Bank Ltd.	8,505	124,135
Infosys Ltd., ADR(a)	62,220	1,042,185
ITC Ltd.	125,940	622,750
Jindal Steel & Power Ltd.*	108,435	156,679
JSW Energy Ltd.	94,200	120,620
Kotak Mahindra Bank Ltd.	19,716	213,553
Larsen & Toubro Ltd., GDR, RegS	26,293	506,929
LIC Housing Finance Ltd.	16,034	123,443
Lupin Ltd.	15,809	437,402

COMMON STOCKS (continued)	Shares	Value (Note 2)
India (continued)
Mahindra & Mahindra Ltd., GDR	20,700	$397,440
Maruti Suzuki India Ltd.	4,513	314,291
Mundra Port & Special Economic Zone Ltd.*	121,889	479,239
Nestle India Ltd.	3,100	272,523
NHPC Ltd.	432,283	137,245
NTPC Ltd.	366,500	808,163
Oil & Natural Gas Corp. Ltd.*	113,497	413,910
Oil India Ltd.	28,200	162,977
Power Grid Corp. of India Ltd.*	271,406	577,564
Reliance Communications Ltd.*	157,500	209,533
Reliance Industries Ltd., GDR, 144A	43,336	1,326,082
Reliance Infrastructure Ltd.	19,100	156,333
Reliance Power Ltd.	148,647	127,222
Siemens Ltd.	18,100	327,524
State Bank of India, GDR, RegS	5,676	191,565
Steel Authority of India Ltd.*	221,400	160,928
Sun Pharmaceutical Industries Ltd.	67,842	839,221
Suzlon Energy Ltd.*	890,100	277,779
Tata Communications Ltd.	20,900	137,333
Tata Consultancy Services Ltd.	16,559	608,768
Tata Motors Ltd., ADR*	9,690	285,564
Tata Power Co. Ltd.	237,640	242,738
Tata Steel Ltd.	44,690	174,312
Tech Mahindra Ltd.	21,808	171,223
Titan Co. Ltd.	45,100	235,788
UltraTech Cement Ltd.	7,800	326,995
United Phosphorus Ltd.*	39,272	258,630
United Spirits Ltd.*	6,426	290,193
Vedanta Ltd.	166,972	225,957
Wipro Ltd.	19,974	168,345
WNS Holdings Ltd., ADR*	1,700	53,023
Zee Entertainment Enterprises Ltd.	35,088	231,300

		24,178,147

Indonesia — 3.2%
Adaro Energy Tbk PT	10,778,900	398,311
AKR Corporindo Tbk PT	1,184,900	612,728
Astra Agro Lestari Tbk PT	44,000	50,155
Astra International Tbk PT	2,603,200	1,121,335
Bank Central Asia Tbk PT	806,000	772,212
Bank Danamon Indonesia Tbk PT	558,500	129,158
Bank Mandiri Persero Tbk PT	395,600	262,694
Bank Negara Indonesia Persero Tbk PT	336,700	120,545
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,379,700	75,144
Bank Rakyat Indonesia Persero Tbk PT	552,200	453,191
Bank Tabungan Negara Persero Tbk PT	1,200,100	111,846
Berlian Laju Tanker Tbk PT*(g)	6,511,500	—
Borneo Lumbung Energi & Metal Tbk PT*(g)	5,543,500	2,413
Bumi Serpong Damai Tbk PT	1,852,000	238,882
Charoen Pokphand Indonesia Tbk PT	1,426,500	265,821
Energi Mega Persada Tbk PT*	23,809,500	86,085
Gudang Garam Tbk PT	119,500	474,286
Indo Tambangraya Megah Tbk PT	145,000	59,859
Indocement Tunggal Prakarsa Tbk PT	331,500	531,596
Indofood Sukses Makmur Tbk PT	771,000	286,982
Indosat Tbk PT*	466,000	185,243
Jasa Marga Persero Tbk PT	731,000	275,002
Kalbe Farma Tbk PT	6,785,900	645,640
Lippo Karawaci Tbk PT	2,604,200	194,900

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Indonesia (continued)
Matahari Department Store Tbk PT	150,200	$190,143
Mitra Keluarga Karyasehat Tbk PT*	1,121,000	194,069
Perusahaan Gas Negara Persero Tbk PT	4,100,300	808,434
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,026,200	97,232
Semen Indonesia Persero Tbk PT	701,000	574,393
Tambang Batubara Bukit Asam Persero Tbk PT	232,500	75,393
Telekomunikasi Indonesia Persero Tbk PT	7,205,300	1,613,823
Unilever Indonesia Tbk PT	196,500	524,540
United Tractors Tbk PT	757,500	922,342
Vale Indonesia Tbk PT*	1,106,500	129,864
Xl Axiata Tbk PT*	775,800	204,196

		12,688,457

Jordan — 0.7%
Al Eqbal Co. for Investment PLC	10,872	266,798
Arab Bank PLC	126,990	1,153,174
Arab Potash (The)(g)	16,763	496,471
Cairo Amman Bank	52,092	186,970
Capital Bank of Jordan(g)	113,533	159,761
Jordan Dubai Islamic Bank*	84,940	128,180
Jordan Petroleum Refinery Co.	36,534	218,982
Jordan Telecommunications Co. PSC	34,263	169,612
Jordanian Electric Power Co.	47,691	178,240

		2,958,188

Kazakhstan — 0.5%
Halyk Savings Bank of Kazakhstan JSC, GDR, RegS	93,891	464,760
Kazkommertsbank JSC, GDR, RegS*(g)	231,100	283,097
KazMunaiGas Exploration Production JSC, GDR, RegS	117,055	870,889
KCell JSC, GDR, RegS	133,809	540,588

		2,159,334

Kenya — 0.7%
ARM Cement Ltd.(g)	444,300	181,325
Bamburi Cement Co. Ltd.	39,100	66,887
Barclays Bank of Kenya Ltd.	1,106,400	147,087
British American Tobacco Kenya Ltd.	21,500	164,980
Co-operative Bank of Kenya Ltd. (The)	841,870	148,130
East African Breweries Ltd.	194,700	519,581
Equity Group Holdings Ltd.	930,600	363,567
Kenya Commercial Bank Ltd.	801,340	342,704
Kenya Power & Lighting Co. Ltd.	1,162,905	149,785
Safaricom Ltd.	4,164,300	663,520
Standard Chartered Bank Kenya Ltd.(g)	62,098	118,369

		2,865,935

Kuwait — 1.5%
Agility Public Warehousing Co. KSC	207,834	327,511
Al Ahli Bank of Kuwait KSCP	112,009	137,924
ALAFCO Aviation Lease & Finance Co. KSCP	241,500	166,866
Boubyan Petrochemicals Co. KSCP	184,668	322,484
Burgan Bank SAK	95,050	120,574
Commercial Bank of Kuwait KPSC	116,738	192,320
Gulf Bank KSCP*	216,627	185,578
Gulf Cable & Electrical Industries Co. KSCP	67,500	83,402
Kuwait Cement Co. KSC(g)	91,882	119,583

COMMON STOCKS (continued)	Shares	Value (Note 2)
Kuwait (continued)
Kuwait Finance House KSCP	323,205	$573,896
Kuwait Food Co. Americana SAK	58,216	383,993
Kuwait International Bank KSCP	170,317	126,826
Kuwait Portland Cement Co. KSC	44,615	158,762
Kuwait Projects Co.Holding KSCP	93,503	178,009
Mabanee Co. SAKC	59,523	183,870
Mezzan Holding Co. KSCC*	51,600	196,346
Mobile Telecommunications Co. KSC	746,536	860,915
National Bank of Kuwait SAKP	295,198	778,117
National Industries Group Holding SAK	464,625	192,542
Qurain Petrochemical Industries Co. KSC	356,680	220,942
Sultan Center Food Products Co. KSC*(g)	430,000	94,926
VIVA Kuwait Telecom Co.*	106,976	348,076

		5,953,462

Latvia — 0.2%
Grindeks A/S(g)	52,160	294,763
Latvian Shipping Co. JSC*(g)	332,621	158,159
Ventspils Nafta*	78,610	389,291

		842,213

Lebanon — 0.3%
Bank Audi Sal	72,521	438,752
Byblos Bank SAL(g)	118,400	190,624
Solidere, GDR, RegS(g)	57,655	605,377

		1,234,753

Lithuania — 0.2%
Apranga PVA	78,286	219,501
Klaipedos Nafta AB(g)	513,391	205,672
Pieno Zvaigzdes	111,220	155,322
Rokiskio Suris*(g)	145,010	223,778
Siauliu Bankas AB(g)	564,920	182,588

		986,861

Luxembourg — 0.1%
Adecoagro SA*	35,900	441,211

Malaysia — 3.0%
AirAsia Bhd	263,500	78,829
Alliance Financial Group Bhd	116,300	96,293
AMMB Holdings Bhd	160,300	168,692
Axiata Group Bhd	362,225	539,801
Batu Kawan Bhd(g)	113,700	463,238
Berjaya Corp. Bhd	807,700	70,359
Berjaya Sports Toto Bhd	143,387	101,859
Boustead Holdings Bhd	131,760	131,959
British American Tobacco Malaysia Bhd	13,000	169,557
Bumi Armada Bhd	198,150	46,956
CIMB Group Holdings Bhd	244,700	258,008
Dialog Group Bhd	328,220	121,987
DiGi.Com Bhd	344,600	432,661
Felda Global Ventures Holdings Bhd	303,600	120,366
Gamuda Bhd	257,200	278,606
Genting Bhd	247,500	422,115
Genting Malaysia Bhd	345,400	351,872
Hong Leong Bank Bhd	54,000	168,264
Hong Leong Financial Group Bhd	43,900	142,387
IHH Healthcare Bhd	452,900	694,092
IJM Corp. Bhd	313,280	246,305
IOI Corp. Bhd	246,946	255,758

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Malaysia (continued)
IOI Properties Group Bhd	123,472	$64,554
Kian Joo Can Factory Bhd*(g)	294,600	226,431
Kuala Lumpur Kepong Bhd	72,800	387,213
Kulim Malaysia Bhd	328,900	288,798
Lafarge Malaysia Bhd	80,600	166,700
Magnum Bhd	177,450	103,738
Malayan Banking Bhd	145,650	284,427
Malaysia Airports Holdings Bhd	84,400	109,919
Malaysian Resources Corp. Bhd	273,300	81,035
Maxis Bhd	178,700	282,357
MMC Corp. Bhd	347,200	158,011
My EG Services Bhd	289,100	289,450
Parkson Holdings Bhd*	210,707	49,460
Petronas Chemicals Group Bhd	430,200	726,675
Petronas Dagangan Bhd	74,600	431,945
Petronas Gas Bhd	59,200	313,146
PPB Group Bhd	58,500	215,971
Public Bank Bhd	60,837	262,135
RHB Capital Bhd	131,100	172,775
SapuraKencana Petroleum Bhd	629,605	295,384
Sime Darby Bhd	172,900	310,673
Tan Chong Motor Holdings Bhd	144,700	87,288
Telekom Malaysia Bhd	269,800	425,148
Tenaga Nasional Bhd	202,300	626,359
UEM Sunrise Bhd	189,900	49,344
UMW Holdings Bhd	47,000	85,975
WCT Holdings Bhd	210,917	78,762
YTL Corp. Bhd	668,441	243,889

		12,177,526

Mauritius — 0.7%
ENL Land Ltd.*(g)	81,712	104,847
Lux Island Resorts Ltd.(g)	166,291	275,992
MCB Group Ltd.	209,692	1,218,085
New Mauritius Hotels Ltd.*	873,200	423,813
Omnicane Ltd.(g)	61,013	119,098
Rogers & Co. Ltd.(g)	269,470	206,706
SBM Holdings Ltd.(g)	28,171,858	557,279

		2,905,820

Mexico — 5.6%
Alfa SAB de CV (Class A Stock)	798,800	1,580,497
America Movil SAB de CV (Class L Stock)	528,990	372,007
America Movil SAB de CV (Class L Stock), ADR	239,300	3,364,558
Arca Continental SAB de CV	55,399	336,486
Bolsa Mexicana de Valores SAB de CV	318,800	422,859
Cemex SAB de CV, ADR*	130,815	728,640
Cemex SAB de CV, UTS*	1,314,290	719,125
Coca-Cola Femsa SAB de CV (Class L Stock)	58,300	419,123
Empresas ICA SAB de CV*(a)	265,500	54,688
Fomento Economico Mexicano SAB de CV, ADR	7,800	720,330
Fomento Economico Mexicano SAB de CV, UTS	83,300	781,211
Genomma Lab Internacional SAB de CV (Class B Stock)*	122,600	98,524
Gentera SAB de CV	539,600	1,044,165

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	115,706	$1,020,807
Grupo Bimbo SAB de CV (Class A Stock)*	175,600	468,178
Grupo Carso SAB de CV (Class A Stock)	228,600	941,485
Grupo Elektra SAB de CV(a)	5,714	125,669
Grupo Financiero Banorte SAB de CV (Class O Stock)	349,900	1,928,516
Grupo Financiero Inbursa SAB de CV (Class O Stock)	542,500	978,952
Grupo Mexico SAB de CV (Class B Stock)	563,093	1,202,019
Grupo Televisa SAB, ADR	29,800	810,858
Grupo Televisa SAB, UTS	154,900	847,908
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*(g)	414,000	654,588
Industrias CH SAB de CV (Class B Stock)*	52,900	170,875
Industrias Penoles SAB de CV	28,600	294,090
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	228,600	535,471
Mexichem SAB de CV	215,779	482,027
Minera Frisco SAB de CV (Class A1 Stock)*	171,500	81,598
Nemak SAB de CV	48,700	65,981
Telesites SAB*	265,750	172,854
TV Azteca SAB de CV, UTS	444,600	62,171
Wal-Mart de Mexico SAB de CV	445,000	1,122,925

		22,609,185

Monaco — 0.1%
GasLog Ltd.(a)	18,800	156,040
Navios Maritime Holdings, Inc.	76,000	133,000

		289,040

Morocco — 0.7%
Attijariwafa Bank	11,795	402,025
Banque Centrale Populaire	14,531	315,050
Banque Marocaine du Commerce Exterieur	10,850	234,212
Cosumar	9,402	161,700
Douja Promotion Groupe Addoha SA	33,800	80,898
Holcim Maroc SA(g)	1,736	301,193
Lafarge Ciments	2,670	435,769
Managem	606	42,117
Maroc Telecom SA	69,767	785,733
Taqa Morocco	2,543	146,470

		2,905,167

Netherlands — 0.2%
Nostrum Oil & Gas PLC	18,029	106,719
Steinhoff International Holdings NV	120,840	627,727
VimpelCom Ltd., ADR	45,920	150,618

		885,064

Nigeria — 0.8%
Access Bank PLC	3,416,876	82,965
Afriland Properties PLC, REIT*(g)	348,765	—
Dangote Cement PLC	443,090	378,424
FBN Holdings PLC	5,173,790	133,341
Forte Oil PLC	309,382	512,917
Guaranty Trust Bank PLC	2,861,825	261,381
Guinness Nigeria PLC	189,500	114,623
Lafarge Africa PLC	272,900	132,714
Nestle Nigeria PLC	72,940	315,139
Nigerian Breweries PLC	626,672	428,171

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Nigeria (continued)
Oando PLC*	3,290,975	$97,452
SEPLAT Petroleum Development Co. PLC	106,465	115,752
Stanbic IBTC Holdings PLC	947,767	78,707
UAC of Nigeria PLC	761,931	79,531
United Bank for Africa PLC	5,717,805	97,092
Zenith Bank PLC	2,904,483	204,624

		3,032,833

Oman — 0.7%
Al Anwar Ceramic Tile Co. SAOG	128,177	100,975
Bank Dhofar SAOG	344,921	191,697
Bank Nizwa SAOG*	474,700	86,298
Bank Sohar SAOG	340,113	138,359
BankMuscat SAOG	361,344	441,996
HSBC Bank Oman SAOG	465,528	120,901
National Bank of Oman SAOG	282,300	195,070
Oman Cement Co. SAOG	128,165	153,112
Oman Flour Mills Co. SAOG(g)	180,500	199,696
Oman Telecommunications Co. SAOG	134,837	547,453
Ooredoo	130,816	240,160
Raysut Cement Co. SAOG(g)	69,568	180,673
Renaissance Services SAOG	107,985	45,699
Sembcorp Salalah Power & Water Co.	22,356	142,247
Shell Oman Marketing Co. SAOG	33,500	173,934

		2,958,270

Pakistan — 0.7%
D.G. Khan Cement Co. Ltd.	87,700	123,346
Engro Corp. Ltd.	53,498	142,460
Engro Foods Ltd.*	223,700	313,097
Fauji Fertilizer Co. Ltd.	110,587	124,361
GlaxoSmithKline Pakistan Ltd.	58,800	123,523
Hub Power Co. Ltd. (The)	566,955	555,398
Lucky Cement Ltd.	49,800	235,384
MCB Bank Ltd.	273,947	567,197
Millat Tractors Ltd.	13,490	71,197
National Bank of Pakistan	193,104	99,636
Nishat Mills Ltd.	117,175	106,138
Oil & Gas Development Co. Ltd.	143,900	161,882
Pakistan Oilfields Ltd.	24,800	63,614
Pakistan Petroleum Ltd.	96,989	112,925
Pakistan State Oil Co. Ltd.	34,985	108,960
Pakistan Telecommunication Co. Ltd.	554,800	87,153

		2,996,271

Panama — 0.3%
Copa Holdings SA (Class A Stock)	23,502	1,134,207

Peru — 1.4%
Alicorp SAA*	487,500	828,086
Casa Grande SAA*	24,600	25,216
Cia de Minas Buenaventura SAA, ADR*	48,200	206,296
Cia Minera Milpo SAA	298,224	139,745
Credicorp Ltd.	18,050	1,756,626
Edegel SAA(g)	435,501	344,370
Ferreycorp SAA	961,723	380,239
Grana y Montero SAA	253,656	146,347
Intercorp Financial Services, Inc.	7,800	177,450
Luz del Sur SAA	59,800	160,249
Minsur SA	181,000	26,505
Sociedad Minera Cerro Verde SAA*	13,315	193,067

COMMON STOCKS (continued)	Shares	Value (Note 2)
Peru (continued)
Southern Copper Corp.(a)	44,827	$1,170,881
Volcan Cia Minera SAA (Class B Stock)	608,590	33,865

		5,588,942

Philippines — 2.9%
Aboitiz Equity Ventures, Inc.	248,060	304,301
Aboitiz Power Corp.	460,300	407,916
Alliance Global Group, Inc.	435,100	148,303
Atlas Consolidated Mining & Development Corp.*	617,100	53,168
Ayala Corp.	30,140	483,046
Ayala Land, Inc.	650,300	475,351
Bank of the Philippine Islands	191,070	340,312
BDO Unibank, Inc.	159,236	353,957
Bloomberry Resorts Corp.	1,335,600	128,509
D&L Industries, Inc.	1,202,200	233,453
DMCI Holdings, Inc.	530,200	155,035
Emperador, Inc.	1,113,700	211,829
Energy Development Corp.	2,256,700	296,415
Filinvest Land, Inc.	2,488,000	95,588
First Gen Corp.	505,700	242,728
Globe Telecom, Inc.	7,395	290,497
GT Capital Holdings, Inc.	8,740	244,856
International Container Terminal Services, Inc.	57,430	85,543
JG Summit Holdings, Inc.	305,310	475,122
Jollibee Foods Corp.	170,620	792,051
Lopez Holdings Corp.	589,100	82,595
LT Group, Inc.	339,100	106,634
Manila Electric Co.	77,690	527,631
Manila Water Co., Inc.	208,500	109,888
Megaworld Corp.	1,614,000	145,408
Melco Crown Philippines Resorts Corp.*	727,700	35,223
Metro Pacific Investments Corp.	1,182,600	130,464
Metropolitan Bank & Trust Co.	150,498	256,707
Petron Corp.	760,800	112,604
Philex Mining Corp.	951,100	88,913
Philippine Long Distance Telephone Co.	23,700	1,036,118
Puregold Price Club, Inc.	258,600	190,701
Robinsons Land Corp.	229,700	134,273
Robinsons Retail Holdings, Inc.	172,660	231,327
San Miguel Corp.	102,730	108,941
Security Bank Corp.	32,050	96,427
Semirara Mining and Power Corp.	122,600	354,919
SM Investments Corp.	34,142	623,689
SM Prime Holdings, Inc.	1,081,750	497,455
Travellers International Hotel Group, Inc.	1,259,000	117,226
Universal Robina Corp.	260,470	1,027,824

		11,832,947

Poland — 3.1%
Agora SA*	40,535	130,239
AmRest Holdings SE*	3,611	173,011
Asseco Poland SA	48,738	701,390
Bank Handlowy w Warszawie SA	6,200	113,278
Bank Millennium SA*	127,100	180,033
Bank Pekao SA	18,306	668,586
Boryszew SA	84,600	101,365
Budimex SA	5,800	286,034
CCC SA	5,372	189,109

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Poland (continued)
Cyfrowy Polsat SA*	70,733	$375,988
Enea SA*	60,900	174,755
Energa SA	59,859	192,699
Eurocash SA	50,760	625,541
Getin Noble Bank SA*	453,927	69,304
Grupa Azoty SA*	11,964	303,473
Grupa Lotos SA*	17,944	123,429
ING Bank Slaski SA	11,500	343,448
Jastrzebska Spolka Weglowa SA*	48,048	130,450
KGHM Polska Miedz SA	44,034	710,277
Kopex SA	47,764	45,547
LPP SA	266	375,887
Lubelski Wegiel Bogdanka SA	1,867	15,806
mBank SA*	3,450	275,518
Netia SA	343,306	472,602
Orange Polska SA	225,800	377,614
Orbis SA	20,100	314,619
PGE SA	276,941	897,863
PKP Cargo SA	12,263	212,339
Polimex- Mostostal SA*	29,312	43,042
Polski Koncern Naftowy Orlen SA	62,706	1,079,439
Polskie Gornictwo Naftowe I Gazownictwo SA	366,300	478,082
Powszechna Kasa Oszczednosci Bank Polski SA*	142,203	987,691
Powszechny Zaklad Ubezpieczen SA	102,410	883,490
Synthos SA	146,900	142,129
Tauron Polska Energia SA	355,100	260,167

		12,454,244

Qatar — 1.6%
Aamal Co.	72,020	275,825
Al Meera Consumer Goods Co.QSC	1,497	90,210
Barwa Real Estate Co. QSC	13,857	151,610
Commercial Bank of Qatar QSC (The)	22,343	280,715
Doha Bank QSC	20,350	248,027
Gulf International Services QSC	19,412	273,147
Industries Qatar QSC	19,357	588,727
Masraf Al Rayan QSC	48,374	498,199
Medicare Group	3,768	123,092
Ooredoo QSC	34,987	720,480
Qatar Electricity & Water Co.QSC	9,890	587,845
Qatar Gas Transport Co. Ltd. Nakilat	45,923	294,073
Qatar International Islamic Bank QSC	10,951	192,903
Qatar Islamic Bank SAQ	8,087	236,255
Qatar National Bank SAQ	21,539	1,033,090
Qatar National Cement Co.QSC	4,587	128,464
Qatar Navigation QSC	7,227	188,511
Qatari Investors Group QSC	10,566	109,144
Vodafone Qatar QSC	97,613	339,131

		6,359,448

Romania — 0.7%
Antibiotice SA(g)	811,918	103,876
Banca Transilvania*	1,448,228	846,316
BRD-Groupe Societe Generale SA*	206,373	600,520
Electrica SA	95,419	279,385
OMV Petrom SA	10,313,400	719,266
Transelectrica SA	46,500	325,972

		2,875,335

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia — 5.4%
Aeroflot - Russian Airlines PJSC*	80,200	$61,763
Alrosa AO	411,800	315,544
AvtoVAZ PAO*(g)	670,900	86,467
CTC Media, Inc.	22,800	42,180
Evraz PLC*	93,700	101,081
Federal Grid Co. Unified Energy System JSC*	105,161,400	85,724
Gazprom Neft OAO, ADR	7,100	75,615
Gazprom OAO, ADR	664,294	2,452,906
Inter RAO JSC*	8,577,048	130,169
LSR Group PJSC, GDR, RegS	100,800	201,600
Lukoil PJSC, ADR	50,800	1,635,760
Magnit OJSC	16,100	2,474,454
Mail.Ru Group Ltd., GDR, RegS*	31,600	712,580
MegaFon PJSC, GDR, RegS	44,500	515,524
MMC Norilsk Nickel PJSC, ADR	92,746	1,174,628
Mobile Telesystems OJSC*	430,433	1,237,234
Mosenergo PAO	4,030,000	45,245
NovaTek OAO*	82,640	668,569
Novolipetsk Steel OJSC, GDR, RegS	13,000	110,630
PIK Group PJSC, GDR, RegS*(g)	141,009	409,631
Polymetal International PLC	35,400	302,910
Rosneft OAO, GDR, RegS	148,400	515,838
Rostelecom PJSC	258,903	320,608
RusHydro JSC*	38,052,964	354,094
RusHydro PJSC, ADR	352,800	337,277
Russian Grids OAO*	7,276,600	45,585
Sberbank of Russia, ADR	379,525	2,231,607
Severstal PAO, GDR, RegS	43,500	363,877
Sistema OOO*	1,013,950	244,938
Surgutneftegas OAO, ADR	116,105	535,592
Tatneft PAO, ADR	25,784	679,408
United Co. RUSAL PLC	780,000	237,727
VTB Bank PJSC, GDR, RegS	398,700	840,858
X5 Retail Group NV, GDR, RegS*	32,100	608,295
Yandex NV (Class A Stock)*	105,800	1,663,176

		21,819,094

Slovenia — 0.8%
Gorenje dd	15,400	76,986
Krka dd Novo mesto	15,764	1,116,981
Luka Koper dd(g)	11,450	286,197
Petrol dd Ljubljana(g)	1,883	521,985
Pozavarovalnica Sava dd(g)	26,826	376,505
Telekom Slovenije dd(g)	4,658	369,584
Zavarovalnica Triglav dd	11,646	297,697

		3,045,935

South Africa — 5.4%
Aeci Ltd.	27,200	155,936
African Bank Investments Ltd.*(g)	218,960	—
African Rainbow Minerals Ltd.	17,200	48,410
Anglo American Platinum Ltd.*	9,800	118,029
AngloGold Ashanti Ltd., ADR*	68,100	483,510
Aspen Pharmacare Holdings Ltd.*	54,947	1,096,998
AVI Ltd.	45,600	227,842
Barclays Africa Group Ltd.	15,262	141,605
Barloworld Ltd.	68,800	276,745
Bidvest Group Ltd. (The)	69,392	1,472,859
Clicks Group Ltd.	27,100	156,018

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
DataTec Ltd.	112,800	$375,635
Discovery Ltd.	19,885	170,546
Exxaro Resources Ltd.	24,500	69,600
FirstRand Ltd.	133,448	364,708
Fortress Income Fund Ltd.	60,974	136,811
Fortress Income Fund Ltd. (Class A Stock)	60,974	63,399
Foschini Group Ltd. (The)	11,100	87,222
Gold Fields Ltd.	94,234	257,704
Grindrod Ltd.	100,900	73,661
Growthpoint Properties Ltd., REIT	95,663	143,582
Harmony Gold Mining Co. Ltd.*	55,300	55,952
Impala Platinum Holdings Ltd.*	84,328	136,419
Imperial Holdings Ltd.	26,300	203,868
Investec Ltd.	15,300	108,083
Kumba Iron Ore Ltd.	12,700	33,830
Liberty Holdings Ltd.	12,500	93,031
Life Healthcare Group Holdings Ltd.	173,444	393,707
Massmart Holdings Ltd.	17,066	110,481
Mediclinic International Ltd.	74,500	573,049
MMI Holdings Ltd.	59,241	84,009
Mondi Ltd.	20,000	395,784
Mr. Price Group Ltd.	17,600	227,611
MTN Group Ltd.	183,451	1,580,313
Murray & Roberts Holdings Ltd.	146,300	75,681
Nampak Ltd.	75,700	121,691
Naspers Ltd. (Class N Stock)	14,611	1,997,095
Nedbank Group Ltd.	14,785	180,613
Netcare Ltd.	280,020	613,295
Pick’n Pay Stores Ltd.	59,148	248,449
Pioneer Foods Group Ltd.	22,700	232,850
PPC Ltd.	91,907	91,463
Rand Merchant Insurance Holdings Ltd.	41,103	102,749
Redefine Properties Ltd., REIT	332,741	208,868
Remgro Ltd.	18,939	299,794
Reunert Ltd.	87,500	386,324
RMB Holdings Ltd.	40,819	146,350
Sanlam Ltd.	81,600	319,194
Sappi Ltd.*	76,920	323,188
Sasol Ltd.	95,420	2,576,131
Shoprite Holdings Ltd.	62,422	578,469
Sibanye Gold Ltd.	195,534	296,571
SPAR Group Ltd. (The)	25,400	302,217
Standard Bank Group Ltd.	45,105	330,630
Telkom SA SOC Ltd.	105,400	437,908
Tiger Brands Ltd.	29,360	601,388
Truworths International Ltd.	33,775	199,104
Vodacom Group Ltd.	80,646	794,823
Wilson Bayly Holmes-Ovcon Ltd.	32,200	235,821
Woolworths Holdings Ltd.	34,460	222,931

		21,840,554

South Korea — 5.8%
Amorepacific Corp.*	2,600	912,411
BNK Financial Group, Inc.*	16,552	117,915
Celltrion, Inc.*	10,627	758,142
CJ CheilJedang Corp.*	800	255,884
Coway Co. Ltd.*	3,037	216,240
Daewoo International Corp.*	6,180	85,102
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	8,770	37,379

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Dongbu Insurance Co. Ltd.*	2,650	$158,553
Doosan Heavy Industries & Construction Co. Ltd.*	4,590	79,869
E-MART, Inc.*	1,337	214,534
GS Engineering & Construction Corp.*	7,275	120,536
GS Holdings Corp.*	6,010	257,521
Hana Financial Group, Inc.	8,280	165,458
Hanjin Kal Corp.*	2,004	33,091
Hanjin Shipping Co. Ltd.*	25,000	76,943
Hankook Tire Co. Ltd.*	5,972	238,198
Hanmi Pharm Co. Ltd.*	808	494,787
Hanmi Science Co. Ltd.*	3,796	411,557
Hanwha Chemical Corp.*	9,950	226,701
Hanwha Corp.*	7,900	261,929
Hanwha Techwin Co. Ltd.*	3,179	95,233
Hyosung Corp.*	2,950	291,766
Hyundai Department Store Co. Ltd.*	1,450	155,407
Hyundai Engineering & Construction Co. Ltd.*	5,860	140,677
Hyundai Glovis Co. Ltd.*	630	102,648
Hyundai Heavy Industries Co. Ltd.*	2,600	192,175
Hyundai Marine & Fire Insurance Co. Ltd.*	4,085	125,165
Hyundai Merchant Marine Co. Ltd.*	17,670	61,713
Hyundai Mobis Co. Ltd.*	1,540	322,214
Hyundai Motor Co.	4,110	518,369
Hyundai Steel Co.	6,770	285,285
Hyundai Wia Corp.*	2,500	236,376
Industrial Bank of Korea*	11,766	123,031
Kangwon Land, Inc.*	7,140	233,038
KB Financial Group, Inc.*	8,383	236,181
Kia Motors Corp.	6,170	275,120
Korea Electric Power Corp.*	33,400	1,415,065
Korea Investment Holdings Co. Ltd.*	3,319	138,695
Korea Zinc Co. Ltd.*	740	294,741
Korean Air Lines Co. Ltd.*	4,147	97,349
KT Corp.	17,490	419,117
KT&G Corp.	8,560	760,686
LG Chem Ltd.	1,998	551,614
LG Corp.*	7,260	436,416
LG Display Co. Ltd.*	6,657	137,882
LG Electronics, Inc.*	6,220	282,790
LG Household & Health Care Ltd.*	710	630,468
LG Uplus Corp.*	17,050	150,556
Lotte Chemical Corp.*	1,330	271,383
Lotte Shopping Co. Ltd.*	910	179,014
LS Corp.*	2,520	85,681
Medy-Tox, Inc.	719	310,693
NAVER Corp.	337	187,924
NCSoft Corp.	970	174,867
NH Investment & Securities Co. Ltd.*	19,612	165,940
OCI Co. Ltd.*	2,520	158,886
Orion Corp.*	170	167,920
POSCO	4,320	605,151
Samsung C&T Corp.*	3,262	385,037
Samsung Card Co. Ltd.*	4,120	107,861
Samsung Electro-Mechanics Co. Ltd.*	1,720	91,387
Samsung Electronics Co. Ltd.	1,577	1,682,000
Samsung Engineering Co. Ltd.*	3,400	41,531
Samsung Fine Chemicals Co. Ltd.*	4,550	137,271
Samsung Fire & Marine Insurance Co. Ltd.*	1,270	331,986

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Samsung Heavy Industries Co. Ltd.*	8,890	$80,978
Samsung Life Insurance Co. Ltd.*	3,615	337,821
Samsung SDI Co. Ltd.*	1,147	110,267
Samsung Securities Co. Ltd.*	4,760	167,058
Shinhan Financial Group Co. Ltd.*	11,540	387,649
Shinsegae Co. Ltd.*	761	148,061
SK Chemicals Co. Ltd.*	1,760	108,239
SK Holdings Co. Ltd.*	1,840	374,891
SK Hynix, Inc.	10,397	268,585
SK Innovation Co. Ltd.*	5,090	558,225
SK Telecom Co. Ltd.	5,480	1,002,940
S-Oil Corp.	3,740	250,529
Woori Bank	16,280	121,763
Yuhan Corp.*	1,280	295,286

		23,129,351

Sri Lanka — 0.8%
Access Engineering PLC	804,203	128,784
Aitken Spence PLC(g)	324,999	217,868
Ceylon Tobacco Co. PLC(g)	40,633	279,572
Chevron Lubricants Lanka PLC	80,832	192,645
Commercial Bank of Ceylon PLC	291,892	283,112
DFCC Bank PLC	136,728	159,009
Dialog Axiata PLC	2,469,037	183,145
Distilleries Co. of Sri Lanka PLC	223,560	380,005
Hatton National Bank PLC	206,156	300,981
John Keells Holdings PLC	472,982	581,236
National Development Bank PLC	137,684	185,334
Nestle Lanka PLC	5,769	81,787
Sampath Bank PLC	51,043	87,755

		3,061,233

Taiwan — 5.8%
Advanced Semiconductor Engineering, Inc.	275,067	315,975
Airtac International Group	39,000	179,477
Ambassador Hotel (The)(g)	275,000	231,059
Asia Cement Corp.	269,829	224,525
Asustek Computer, Inc.	30,037	248,012
AU Optronics Corp.	572,441	168,764
Catcher Technology Co. Ltd.	29,780	248,259
Cathay Financial Holding Co. Ltd.	341,543	478,482
Chang Hwa Commercial Bank Ltd.	290,577	138,382
Cheng Shin Rubber Industry Co. Ltd.	191,424	309,390
Chicony Electronics Co. Ltd.	46,866	102,514
China Airlines Ltd.*	396,590	144,546
China Development Financial Holding Corp.	407,005	101,518
China Life Insurance Co. Ltd.	133,804	102,177
China Steel Corp.	876,084	477,621
China Synthetic Rubber Corp.	112,270	78,679
Chunghwa Telecom Co. Ltd.	317,268	955,769
Compal Electronics, Inc.	173,822	97,271
CTBC Financial Holding Co. Ltd.	585,729	299,894
Delta Electronics, Inc.	70,800	333,014
E Ink Holdings, Inc.*	244,000	115,584
E. Sun Financial Holding Co. Ltd.	353,797	205,408
Eva Airways Corp.*	322,409	182,073
Far Eastern Department Stores Ltd.	349,405	193,368
Far Eastern New Century Corp.	506,537	395,729
Far EasTone Telecommunications Co. Ltd.	153,000	314,446
First Financial Holding Co. Ltd.	394,978	183,459

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Formosa Chemicals & Fibre Corp.	198,064	$444,299
Formosa Petrochemical Corp.	131,670	314,946
Formosa Plastics Corp.	256,142	597,945
Foxconn Technology Co. Ltd.	33,540	70,653
Fubon Financial Holding Co. Ltd.	228,002	310,135
Giant Manufacturing Co. Ltd.	53,661	355,718
Great Wall Enterprise Co. Ltd.	238,390	149,816
Hiwin Technologies Corp.	40,000	156,614
Hon Hai Precision Industry Co. Ltd.	405,337	991,980
Hotai Motor Co. Ltd.	47,000	540,534
HTC Corp.	64,485	152,364
Hua Nan Financial Holdings Co. Ltd.	248,941	115,232
Innolux Corp.	625,200	187,917
Kenda Rubber Industrial Co. Ltd.	78,688	115,594
Kerry TJ Logistics Co. Ltd.	140,000	164,722
King Slide Works Co. Ltd.	18,000	232,648
Largan Precision Co. Ltd.	3,000	205,274
Lite-On Technology Corp.	158,435	152,793
Macronix International*	737,684	106,821
MediaTek, Inc.	53,460	404,345
Mega Financial Holding Co. Ltd.	507,684	327,311
Microbio Co. Ltd.*	86,319	69,271
Nan Kang Rubber Tire Co. Ltd.*	323,776	283,889
Nan Ya Plastics Corp.	326,893	603,906
Novatek Microelectronics Corp.	29,246	113,857
OBI Pharma, Inc.*	17,000	337,657
Pegatron Corp.	67,133	146,012
PharmaEngine, Inc.	23,000	167,472
POU Chen Corp.	316,547	413,069
Powertech Technology, Inc.	68,528	135,123
President Chain Store Corp.	46,648	291,141
Quanta Computer, Inc.	108,319	173,770
Ruentex Development Co. Ltd.	77,499	100,695
Ruentex Industries Ltd.	97,461	181,208
Shin Kong Financial Holding Co. Ltd.	340,052	73,669
Siliconware Precision Industries Co. Ltd.	93,350	147,416
Simplo Technology Co. Ltd.	29,766	94,535
SinoPac Financial Holdings Co. Ltd.	531,293	150,855
Solar Applied Materials Technology Co.	221,773	127,229
St. Shine Optical Co. Ltd.	10,000	200,142
Standard Foods Corp.	37,825	94,139
Synnex Technology International Corp.	79,889	77,510
Tainan Spinning Co. Ltd.	660,052	284,339
Taiwan Cement Corp.	281,562	233,093
Taiwan Cooperative Financial Holding Co. Ltd.	469,794	195,682
Taiwan Fertilizer Co. Ltd.	79,000	103,055
Taiwan Glass Industry Corp.*	334,319	130,154
Taiwan Mobile Co. Ltd.	153,200	465,248
Taiwan Semiconductor Manufacturing Co. Ltd.	523,814	2,259,860
Teco Electric & Machinery Co. Ltd.	270,000	215,144
Transcend Information, Inc.	37,719	97,970
Tripod Technology Corp.	49,278	83,702
TSRC Corp.	118,629	72,725
TTY Biopharm Co. Ltd.	36,713	130,591
Tung Ho Steel Enterprise Corp.	224,381	115,891
Uni-President Enterprises Corp.	460,728	768,004
United Microelectronics Corp.	497,280	181,725
Wei Chuan Foods Corp.*	142,000	75,273

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Wintek Corp.*(g)	521,484	$—
Wistron Corp.	223,950	125,644
WPG Holdings Ltd.	123,613	117,348
Yang Ming Marine Transport Corp.*	564,300	147,879
Yuanta Financial Holding Co. Ltd.	574,090	210,580
Yulon Motor Co. Ltd.	118,053	107,466
Zinwell Corp.	51,074	78,610

		23,105,604

Thailand — 2.8%
Advanced Info Service PCL	130,400	550,807
Airports of Thailand PCL	68,300	656,713
Bangkok Bank PCL	26,800	114,439
Bangkok Dusit Medical Services PCL (Class F Stock)	725,900	449,842
Bangkok Expressway PCL(g)	140,400	176,229
Banpu PCL	170,000	75,587
BEC World PCL	175,600	148,834
Big C Supercenter PCL	32,900	184,683
Bumrungrad Hospital PCL	60,600	355,331
Central Pattana PCL	194,800	254,428
Charoen Pokphand Foods PCL	458,500	233,168
CP ALL PCL	389,300	424,622
Delta Electronics Thailand PCL	256,600	545,502
Dynasty Ceramic PCL	2,203,200	257,147
Electricity Generating PCL	63,200	266,078
Glow Energy PCL	112,000	230,318
Hana Microelectronics PCL	494,200	490,973
Home Product Center PCL	678,082	127,580
Indorama Ventures PCL	204,988	121,335
IRPC PCL	1,569,800	187,582
Italian-Thai Development PCL*	756,363	157,641
Jasmine International PCL	1,011,800	91,100
Kasikornbank PCL	49,100	202,947
Krung Thai Bank PCL	224,475	104,175
Minor International PCL	429,000	432,159
Polyplex Thailand PCL	520,000	91,760
Precious Shipping PCL*	335,250	51,706
Pruksa Real Estate PCL	94,500	69,348
PTT Exploration & Production PCL	193,729	308,211
PTT Global Chemical PCL	230,658	305,073
PTT PCL	97,100	658,397
Ratchaburi Electricity Generating Holding PCL	114,800	151,535
Robinson Department Store PCL	87,700	106,015
Siam Cement PCL (The)	47,100	594,440
Siam Commercial Bank PCL (The)	65,900	218,843
Sino-Thai Engineering & Construction PCL	241,114	167,510
Thai Beverage PCL	918,200	445,750
Thai Oil PCL	115,400	211,655
Thai Union Group PCL	235,280	112,458
Thanachart Capital PCL	163,100	165,434
TMB Bank PCL	4,177,900	280,965
Total Access Communication PCL, NVDR	125,600	104,936
True Corp. PCL*	1,359,229	253,073

		11,136,329

Togo
Ecobank Transnational, Inc.*	1,657,284	139,876

COMMON STOCKS (continued)	Shares	Value (Note 2)
Tunisia — 0.3%
Accumulateur Tunisienne Assad	26,400	$68,627
ADWYA SA(g)	26,000	81,360
Banque de Tunisie	35,086	154,878
Banque International Arabe de Tunis	4,000	149,869
Carthage Cement*	243,083	157,378
Ennakl Automobiles(g)	31,485	180,678
One Tech Holding	32,995	113,282
Poulina Group(g)	42,748	103,463
Societe D’Articles Hygieniques SA	22,715	108,068
Societe Moderne de Ceramiques*	71,333	72,423

		1,190,026

Turkey — 2.8%
Akbank TAS	240,751	552,048
Akcansa Cimento A/S	26,000	117,714
Anadolu Efes Biracilik Ve Malt Sanayii A/S	36,142	234,079
Arcelik A/S	120,995	579,223
Aygaz A/S	36,700	127,013
Bagfas Bandirma Gubre Fabrikalari A/S	20,949	92,197
BIM Birlesik Magazalar A/S	41,466	729,890
Cimsa Cimento Sanayi VE Ticaret A/S	19,867	104,137
Coca-Cola Icecek A/S	20,500	261,060
Dogan Sirketler Grubu Holding A/S*	491,426	95,892
Dogus Otomotiv Servis ve Ticaret A/S	43,346	163,756
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	291,330	259,352
Enka Insaat ve Sanayi A/S	111,122	172,103
Eregli Demir ve Celik Fabrikalari TAS	607,795	632,484
Ford Otomotiv Sanayi A/S	29,204	302,928
Gubre Fabrikalari TAS	45,700	88,915
Haci Omer Sabanci Holding A/S	179,846	509,830
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)	416,822	155,481
KOC Holding A/S	117,864	441,427
Koza Altin Isletmeleri A/S	19,000	80,052
Migros Ticaret A/S*	11,500	68,726
Petkim Petrokimya Holding A/S*	94,373	148,343
TAV Havalimanlari Holding A/S	30,353	189,205
Tekfen Holding A/S	50,266	69,527
Tofas Turk Otomobil Fabrikasi A/S	59,650	387,246
Trakya Cam Sanayii A/S	57,436	35,597
Tupras Turkiye Petrol Rafinerileri A/S*	48,200	1,149,583
Turk Hava Yollari Anonim Ortakligi*	88,628	224,175
Turk Telekomunikasyon A/S	169,400	316,817
Turk Traktor ve Ziraat Makineleri A/S	3,824	91,138
Turkcell Iletisim Hizmetleri AS	302,000	1,023,712
Turkiye Garanti Bankasi A/S	286,549	698,082
Turkiye Halk Bankasi A/S	75,343	267,787
Turkiye Is Bankasi (Class C Stock)	177,162	278,775
Turkiye Sinai Kalkinma Bankasi A/S	96,886	50,440
Turkiye Sise ve Cam Fabrikalari A/S	87,529	95,663
Turkiye Vakiflar Bankasi TAO (Class D Stock)	142,528	186,788
Ulker Biskuvi Sanayi A/S	20,000	120,709
Yapi ve Kredi Bankasi A/S	125,948	141,737
Yazicilar Holding A/S (Class A Stock)	18,059	78,905

		11,322,536

Ukraine — 0.3%
Astarta Holding NV*(g)	18,331	161,222

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Ukraine (continued)
Kernel Holding SA	55,539	$678,769
MHP SA, GDR, RegS	25,173	234,109

		1,074,100

United Arab Emirates — 1.6%
Abu Dhabi Commercial Bank PJSC	287,965	513,772
Abu Dhabi National Hotels PJSC(g)	239,739	189,285
Agthia Group PJSC	49,606	103,588
Air Arabia PJSC	905,543	333,945
Aldar Properties PJSC	488,381	305,482
Arabtec Holding Co. PJSC*	881,056	295,971
DAMAC Properties Dubai Co. PJSC	297,414	185,925
Dana Gas PJSC*	1,323,762	182,218
DP World Ltd.	50,412	1,023,364
Dubai Financial Market PJSC	451,700	149,712
Dubai Islamic Bank PJSC	62,300	104,263
Dubai Parks & Resorts PJSC*	420,659	128,682
Emaar Malls Group PJSC*	139,399	104,331
Emaar Properties PJSC	601,520	924,903
First Gulf Bank PJSC	183,660	630,701
National Bank of Abu Dhabi PJSC	282,073	611,299
National Central Cooling Co. PJSC	256,200	83,053
Union National Bank PJSC	278,561	354,932

		6,225,426

United Kingdom — 0.2%
Ferrexpo PLC	324,000	102,693
KAZ Minerals PLC*(a)	463,583	694,558

		797,251

United States
Bizlink Holding, Inc.	43,000	191,129

TOTAL COMMON STOCKS (cost $496,282,820)		374,855,218

PREFERRED STOCKS — 2.6%
Brazil — 2.0%
AES Tiete SA (PRFC)	26,800	97,953
Alpargatas SA (PRFC)	132,800	238,998
Banco Bradesco SA (PRFC)	78,456	382,340
Bradespar SA (PRFC)	17,000	21,442
Centrais Eletricas Brasileiras SA (PRFC B)	74,900	197,651
Cia Brasileira de Distribuicao (PRFC)	10,195	107,871
Cia Energetica de Sao Paulo (PRFC B)	33,500	113,466
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (PRFC)*	49,900	105,949
Gerdau SA (PRFC)	89,000	104,607
Itau Unibanco Holding SA (PRFC), ADR	115,189	749,880
Itausa — Investimentos Itau SA (PRFC)	172,510	299,998
Klabin SA (PRFC)(g)	199,000	191,644
Lojas Americanas SA (PRFC)	96,108	471,278
Marcopolo SA (PRFC)	174,800	81,739
Metalurgica Gerdau SA (PRFC)	187,700	78,757
Oi SA (PRFC)*	176,777	87,132
Petroleo Brasileiro SA (PRFC)*	211,000	357,333
Petroleo Brasileiro SA (PRFC), ADR*	321,100	1,091,740
Randon SA Implementos e Participacoes (PRFC)	74,125	45,904
Suzano Papel e Celulose SA (PRFC A)	65,025	307,189
Telefonica Brasil SA (PRFC)	192,041	1,735,347

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Usinas Siderurgicas de Minas Gerais SA (PRFC A)	172,800	$67,700
Vale SA (PRFC)	83,700	216,853
Vale SA (PRFC), ADR	328,300	837,165

		7,989,936

Colombia — 0.2%
Avianca Holdings SA (PRFC)	99,000	52,860
Banco Davivienda SA (PRFC)	25,198	173,040
Cementos Argos SA (PRFC)	55,624	164,708
Grupo Argos SA (PRFC)	30,084	144,805
Grupo Aval Acciones y Valores SA (PRFC)	587,100	201,587

		737,000

Croatia — 0.2%
Adris Grupa dd (PRFC)	12,976	673,005

Philippines
Ayala Land, Inc. (PRFC)(g)	1,180,500	—

Russia — 0.2%
AK Transneft OAO (PRFC)	175	464,685
Surgutneftegas OAO (PRFC)	872,500	528,116

		992,801

Togo
Ecobank Transnational, Inc. (PRFC)*(g)	130,579	—

TOTAL PREFERRED STOCKS (cost $29,286,973)		10,392,742

	Units
PARTICIPATORY NOTES† — 2.9%
Egypt — 1.4%
Arab Cotton Ginning, expiring 11/24/17*	212,570	79,289
Commercial International Bank Eqypt SAE, expiring 11/24/17	329,838	1,604,863
Eastern Tobacco, expiring 11/24/17	28,798	643,765
EFG — Hermes Holding Co. SAE, expiring 11/24/17*	212,319	238,942
Egyptian Kuwaiti Holding Co. SAE, expiring 11/24/17	393,891	204,823
ElSewedy Electric Co., expiring 11/27/17	65,311	306,098
Ezz Steel, expiring 11/24/17*	233,320	266,450
Juhayna Food Industries, expiring 11/20/17	442,350	450,916
Maridive & Oil Services SAE, expiring 11/24/17*	315,125	94,537
Orascom Telecom Media & Technology Holding SAE, expiring 02/04/16*	1,745,300	158,290
Oriental Weavers, expiring 11/24/17	296,855	299,570
Palm Hills Developments SAE, expiring 11/24/17*	280,600	89,968
Pioneers Holding, expiring 11/24/17*	195,200	187,261
Sidi Kerir Petrochemicals Co., expiring 11/24/17	197,377	286,419
Talaat Moustafa Group, expiring 11/24/17	342,837	283,347
Telecom Egypt Co., expiring 11/24/17	241,812	198,308

		5,392,846

Saudi Arabia — 0.8%
Al Rajhi Bank, expiring 01/22/18	18,308	254,077

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

PARTICIPATORY NOTES† (continued)	Units	Value (Note 2)
Saudi Arabia (continued)
Al Tayyar Travel Group Holding Co., expiring 03/05/18*	11,915	$229,510
Alinma Bank, expiring 01/22/18	31,000	121,986
Almarai Co., expiring 07/31/17	8,389	174,867
Banque Saudi Fransi, expiring 01/22/18	28,033	209,121
Etihad Etisalat Co., expiring 11/20/17*	16,920	127,527
Fawaz Abdulaziz Al Hokair & Co., expiring 03/20/17	6,400	120,482
Jarir Marketing Co., expiring 01/22/18	3,025	128,892
Mobile Telecommunication Co. KSC, expiring 04/30/18*	23,975	53,463
National Industrialization Co., expiring 10/31/16	23,850	67,418
Riyad Bank, expiring 11/20/17	58,000	191,919
Samba Financial Group, expiring 06/29/17	31,555	196,134
Saudi Arabian Amiantit Co., expiring 04/30/18*	21,300	50,619
Saudi Arabian Fertilizer Co., expiring 07/31/17	4,332	94,812
Saudi Arabian Mining Co., expiring 04/30/18*	21,900	193,535
Saudi Basic Industries Corp., expiring 01/22/18	15,800	322,024
Saudi Cement Co., expiring 07/20/18	4,700	81,229
Saudi International Petrochemical Co., expiring 01/22/18	17,830	66,552
Saudi Telecom Co., expiring 04/23/18	18,300	333,632
Savola Group(The), expiring 02/06/17	14,900	199,437
Yamama Cement Co., expiring 01/22/18	12,750	106,866

		3,324,102

Vietnam — 0.7%
Bank for Foreign Trade of Vietnam JSC, expiring 10/14/16*	203,690	397,687
Bao Viet Holdings, expiring 06/23/20*	52,000	122,571
Danang Rubber JSC, expiring 06/03/19*	55,440	107,502
Development Investment Construction JSC, expiring 08/18/19*	191,119	77,349
HAGL JSC, expiring 08/27/19*	216,640	100,203
Hoa Phat Group JSC, expiring 02/24/20*	321,008	416,875
Masan Group Corp., expiring 07/07/16*	114,100	393,273
Masan Group Corp., expiring 12/12/18*	52,000	179,231
PetroVietnam Construction JSC, expiring 05/20/16*	368,677	50,829
PetroVietnam Drilling & Well Services JSC, expiring 09/06/16*	94,996	111,959
PetroVietnam Fertilizer & Chemicals JSC, expiring 11/25/19*	95,000	122,949
PetroVietnam Gas JSC, expiring 06/03/19*	34,500	55,544
PetroVietnam Technical Service Corp., expiring 06/24/19*	134,600	99,970
Pha Lai Thermal Power JSC, expiring 11/07/18*	130,900	106,536
Saigon Thuong Tin Commercial JSB, expiring 06/03/19*	175,796	102,421
Vietnam Construction and Import-Export JSC, expiring 11/18/19*	180,700	90,812

PARTICIPATORY NOTES† (continued)	Units	Value (Note 2)
Vietnam (continued)
Vietnam Joint Stock Commercial Bank for Industry & Trade, expiring 10/27/16*	171,034	$141,482
Vingroup JSC, expiring 07/31/19*	122,140	248,245

		2,925,438

TOTAL PARTICIPATORY NOTES (cost $15,839,883)		11,642,386

RIGHTS*
Brazil
Banco Bradesco SA, expiring 02/05/16	2,570	1,256
Rumo Logistica Operadora Multimodal SA, expiring 02/01/16	11,338	430

		1,686

South Korea
Samsung Engineering Co. Ltd., expiring 02/12/16	11,476	60,803

Tunisia
ADWYA SA, expiring 12/31/16	26,000	6,121

TOTAL RIGHTS (cost $224,050)		68,610

TOTAL LONG-TERM INVESTMENTS (cost $541,633,726)		396,958,956

	Shares
SHORT-TERM INVESTMENT —2.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $10,155,093; includes $5,656,966 of cash collateral for securities on loan)(b)(w)(Note 4)	10,155,093	10,155,093

TOTAL INVESTMENTS — 101.3% (cost $551,788,819)		407,114,049
Liabilities in excess of other assets — (1.3)%		(5,205,822)

NET ASSETS — 100.0%		$401,908,227

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

†	Participatory notes represented 2.9% of net assets, of which the Portfolio attributed 2.2% to Hong Kong & Shanghai Bank and 0.7% to JPMorgan Chase as counterparties to the securities.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,378,014; cash collateral of $5,656,966 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$2,417,629	$—	$—
Bahrain	1,634,206	1,392,058	—
Botswana	852,761	—	1,900,694
Brazil	13,854,045	—	—
Bulgaria	600,597	388,073	32,407
Chile	12,089,791	—	—
China	4,718,367	29,837,633	142,044
Colombia	5,076,275	—	398,185
Croatia	2,059,454	285,449	—
Czech Republic	694,934	4,028,191	—
Egypt	446,030	—	—
Estonia	1,651,493	1,202,336	—
Ghana	1,799,528	—	—
Greece	1,047,849	4,299,330	—
Hong Kong	68,865	1,442,638	—
Hungary	813,976	6,289,076	—
India	4,133,831	20,044,316	—
Indonesia	—	12,686,044	2,413
Jordan	961,812	1,499,905	496,471
Kazakhstan	2,159,334	—	—
Kenya	2,120,716	513,352	231,867
Kuwait	3,086,101	2,689,033	178,328
Latvia	294,763	547,450	—
Lebanon	796,001	—	438,752
Lithuania	219,501	543,582	223,778
Luxembourg	441,211	—	—
Malaysia	2,232,810	9,944,716	—
Mauritius	1,848,604	676,377	380,839
Mexico	22,609,185	—	—
Monaco	289,040	—	—
Morocco	2,509,219	395,948	—
Netherlands	778,345	106,719	—
Nigeria	2,568,261	464,572	—
Oman	1,074,624	1,883,646	—
Pakistan	2,071,570	924,701	—
Panama	1,134,207	—	—
Peru	5,588,942	—	—
Philippines	1,029,275	10,803,672	—
Poland	2,102,419	10,351,825	—
Qatar	1,037,455	5,321,993	—
Romania	2,595,950	279,385	—
Russia	15,106,982	6,712,112	—

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Slovenia	$1,849,748	$1,196,187	$—
South Africa	2,077,578	19,762,976	—
South Korea	—	23,129,351	—
Sri Lanka	1,198,105	1,863,128	—
Taiwan	—	23,105,604	—
Thailand	8,995,587	2,140,742	—
Togo	139,876	—	—
Tunisia	1,086,563	103,463	—
Turkey	—	11,322,536	—
Ukraine	395,331	678,769	—
United Arab Emirates	2,282,468	3,942,958	—
United Kingdom	102,693	694,558	—
United States	191,129	—	—
Preferred Stocks
Brazil	7,989,936	—	—
Colombia	737,000	—	—
Croatia	673,005	—	—
Philippines	—	—	—
Russia	—	992,801	—
Togo	—	—	—
Participatory Notes
Egypt	—	5,392,846	—
Saudi Arabia	—	3,324,102	—
Vietnam	—	2,925,438	—
Rights
Brazil	—	1,686	—
South Korea	—	60,803	—
Tunisia	6,121	—	—
Affiliated Money Market Mutual Fund	10,155,093	—	—

Total	$166,496,191	$236,192,080	$4,425,778

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of 12/31/14	$2,601,989
Realized gain (loss)	(566,120)
Change in unrealized appreciation (depreciation)*	(2,056,220)
Purchases	369,607
Sales	(396,924)
Transfers into Level 3	6,133,494
Transfers out of Level 3	(1,660,048)

Balance as of 12/31/15	$4,425,778

*	Of which, $(2,553,893) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Common Stocks	$2,413	Stale pricing	Unadjusted last bid price
Common Stocks	4,281,321	Stale pricing	Unadjusted last trade price
Common Stocks	142,044	Stale pricing	Unadjusted last FT trigger price

	$4,425,778

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$21,592,258	L1 to L2	Official Close to Model Price
Common Stocks	$26,891,431	L2 to L1	Model Price to Official Close

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Investments in Securities	Amount Transferred	Level Transfer	Logic
Preferred Stocks	$167,717	L2 to L1	Model Price to Official Close

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	15.3%
Oil, Gas & Consumable Fuels	9.2
Wireless Telecommunication Services	6.4
Metals & Mining	4.1
Diversified Telecommunication Services	3.9
Food Products	3.8
Industrial Conglomerates	3.6
Electric Utilities	3.3
Pharmaceuticals	2.9
Food & Staples Retailing	2.7
Chemicals	2.7
Construction Materials	2.6
Affiliated Money Market Mutual Fund (1.4% represents investments purchased with collateral from securities on loan)	2.5
Beverages	2.3
Independent Power & Renewable Electricity Producers	1.8
Hotels, Restaurants & Leisure	1.7
Real Estate Management & Development	1.7
Automobiles	1.6
Internet Software & Services	1.6
Transportation Infrastructure	1.5
Health Care Providers & Services	1.4
Insurance	1.4
Construction & Engineering	1.3
Diversified Financial Services	1.3
IT Services	1.3
Electronic Equipment, Instruments & Components	1.2
Media	1.2
Multiline Retail	1.0
Semiconductors & Semiconductor Equipment	1.0
Tobacco	1.0
Technology Hardware, Storage & Peripherals	0.9
Machinery	0.9

Airlines	0.8%
Marine	0.7
Specialty Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Household Durables	0.7
Household Products	0.6
Paper & Forest Products	0.6
Electrical Equipment	0.5
Gas Utilities	0.5
Water Utilities	0.5
Auto Components	0.5
Personal Products	0.5
Consumer Finance	0.4
Trading Companies & Distributors	0.4
Capital Markets	0.4
Internet & Catalog Retail	0.4
Diversified Consumer Services	0.3
Software	0.3
Aerospace & Defense	0.3
Communications Equipment	0.3
Multi-Utilities	0.2
Biotechnology	0.2
Real Estate Investment Trusts (REITs)	0.2
Energy Equipment & Services	0.2
Thrifts & Mortgage Finance	0.2
Health Care Equipment & Supplies	0.2
Building Products	0.2
Containers & Packaging	0.2
Air Freight & Logistics	0.2
Road & Rail	0.1
Distributors	0.1
Leisure Products	0.1

101.3
Liabilities in excess of other assets	(1.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$68,610	—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Total
Equity contracts	$87,594	$7,854	$95,448

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Total
Equity contracts	$(167,230)	$(2,881)	$(170,111)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $5,378,014:
Unaffiliated investments (cost $541,633,726)	$396,958,956
Affiliated investments (cost $10,155,093)	10,155,093
Foreign currency, at value (cost $775,396)	774,640
Dividends and interest receivable	574,273
Tax reclaim receivable	338,218
Receivable from affiliate	178,990
Receivable for fund share sold	6,626
Prepaid expenses	4,200

Total Assets	408,990,996

LIABILITIES:
Payable to broker for collateral for securities on loan	5,656,966
Accrued expenses and other liabilities	588,034
Payable for investments purchased	428,328
Advisory fees payable	187,736
Payable for fund share repurchased	89,847
Foreign capital gains tax liability accrued	85,740
Payable to custodian	34,684
Distribution fee payable	11,050
Affiliated transfer agent fee payable	340
Foreign withholding taxes payable	44

Total Liabilities	7,082,769

NET ASSETS	$401,908,227

Net assets were comprised of:
Paid-in capital	$461,449,446
Retained earnings	(59,541,219)

Net assets, December 31, 2015	$401,908,227

Net asset value and redemption price per share, $401,908,227 / 56,485,152 outstanding shares of beneficial interest	$7.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $1,692,827 foreign withholding tax)	$14,967,399
Affiliated income from securities lending, net	49,753
Affiliated dividend income	5,135
Interest income	3,390

15,025,677

EXPENSES
Advisory fees	5,324,827
Distribution fee	876,372
Custodian and accounting fees	1,080,000
Audit fee	26,000
Commitment fee on syndicated credit agreement	22,000
Trustees’ fees	16,000
Loan interest expense	13,727
Legal fees and expenses	10,000
Shareholders’ reports	9,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Miscellaneous	198,208

Total expenses	7,592,134

NET INVESTMENT INCOME	7,433,543

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions (net of foreign capital gains taxes $(19,519))	(9,919,506)
Foreign currency transactions	(468,900)

(10,388,406)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $47,373)	(89,743,076)
Foreign currencies	(13,862)

(89,756,938)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(100,145,344)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(92,711,801)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,433,543	$8,640,762
Net realized gain (loss) on investment and foreign currency transactions	(10,388,406)	19,430,286
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(89,756,938)	(56,515,775)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(92,711,801)	(28,444,727)

FUND SHARE TRANSACTIONS:
Fund share sold [10,042,097 and 7,836,685 shares, respectively]	80,120,275	71,026,142
Fund share repurchased [21,855,161 and 15,639,822 shares, respectively]	(169,397,231)	(141,096,724)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(89,276,956)	(70,070,582)

TOTAL DECREASE IN NET ASSETS	(181,988,757)	(98,515,309)
NET ASSETS:
Beginning of year	583,896,984	682,412,293

End of year	$401,908,227	$583,896,984

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST QMA EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS — 91.0%	Shares	Value (Note 2)
Brazil — 2.4%
AMBEV SA	52,400	$236,421
Banco do Brasil SA	12,000	44,709
BB Seguridade Participacoes SA	20,000	122,995
BM&FBovespa SA	53,600	147,540
CETIP SA — Mercados Organizados	6,900	65,403
Fibria Celulose SA	7,700	100,993
JBS SA	214,600	669,905
Klabin SA, UTS	13,700	81,204
Kroton Educacional SA	41,600	100,208
Sul America SA, UTS	69,000	324,572
Ultrapar Participacoes SA	11,200	171,132
Vale SA	80,101	263,814

		2,328,896

Chile — 0.4%
Banco de Chile	847,022	86,285
Cencosud SA	122,896	245,424
SACI Falabella	14,360	91,523

		423,232

China — 26.8%
AAC Technologies Holdings, Inc.	20,500	133,360
Agricultural Bank of China Ltd. (Class H Stock)	638,000	259,635
Alibaba Group Holding Ltd., ADR*(a)	15,400	1,251,558
Anhui Conch Cement Co. Ltd. (Class H Stock)	10,000	26,731
ANTA Sports Products Ltd.	283,000	773,684
Baidu, Inc., ADR*	900	170,136
Bank of China Ltd. (Class H Stock)	2,275,000	1,009,448
Bank of Communications Co. Ltd. (Class H Stock)	1,266,000	887,817
BBMG Corp. (Class H Stock)	39,000	26,344
China Cinda Asset Management Co. Ltd. (Class H Stock)	203,000	74,716
China Communications Services Corp. Ltd. (Class H Stock)	66,000	24,688
China Construction Bank Corp. (Class H Stock)	2,383,000	1,625,559
China Everbright Bank Co. Ltd. (Class H Stock)	1,663,000	805,237
China Everbright Ltd.	312,000	712,616
China Galaxy Securities Co. Ltd. (Class H Stock)	104,500	94,973
China International Marine Containers Group Co. Ltd. (Class H Stock)	14,300	26,031
China Life Insurance Co. Ltd. (Class H Stock)	30,000	96,306
China Medical System Holdings Ltd.	38,000	55,691
China Merchants Bank Co. Ltd. (Class H Stock)	137,000	320,695
China Mobile Ltd.	215,000	2,420,063
China Petroleum & Chemical Corp. (Class H Stock)	752,800	452,075
China Power International Development Ltd.	106,000	61,017
China Railway Construction Corp. Ltd. (Class H Stock)	458,500	564,307
China Railway Group Ltd. (Class H Stock)	45,000	33,939
China Resources Beer Holdings Co. Ltd.	36,000	76,813

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Resources Power Holdings Co. Ltd.	52,000	$100,605
China Telecom Corp. Ltd. (Class H Stock)	432,000	201,514
China Unicom Hong Kong Ltd.	308,000	372,065
China Vanke Co. Ltd. (Class H Stock)	67,100	200,234
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	1,313,000	788,615
CITIC Ltd.	121,000	213,352
CITIC Securities Co. Ltd. (Class H Stock)	63,500	147,139
CNOOC Ltd. (Class H Stock)	562,000	584,916
Dalian Wanda Commercial Properties Co. Ltd. (Class H Stock), 144A	17,900	103,892
Evergrande Real Estate Group Ltd.	1,060,000	928,003
Geely Automobile Holdings Ltd.	1,375,000	726,560
GF Securities Co. Ltd. (Class H Stock)*	39,200	97,774
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	269,600	330,560
Haitong Securities Co. Ltd. (Class H Stock)	88,400	155,024
Huadian Power International Corp. Ltd. (Class H Stock)	928,000	600,486
Huaneng Power International, Inc. (Class H Stock)	110,000	94,192
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,131,000	1,277,361
Longfor Properties Co. Ltd.	51,500	76,596
NetEase, Inc., ADR	1,200	217,488
New China Life Insurance Co. Ltd. (Class H Stock)	21,500	89,846
New Oriental Education & Technology Group, Inc., ADR	2,000	62,740
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	212,000	103,217
PICC Property & Casualty Co. Ltd. (Class H Stock)	102,000	201,299
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	164,500	907,169
Semiconductor Manufacturing International Corp.*	760,000	77,288
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	56,000	38,292
Shanghai Fosun Pharmaceutical Group Co. Ltd. (Class H Stock)	14,500	41,949
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	336,000	724,218
Shui On Land Ltd.	110,500	30,200
Sinopharm Group Co. Ltd. (Class H Stock)	145,200	579,671
Tencent Holdings Ltd.	162,500	3,181,748
Zhejiang Expressway Co. Ltd. (Class H Stock)	480,000	573,525
Zijin Mining Group Co. Ltd. (Class H Stock)	180,000	47,122
ZTE Corp. (Class H Stock)	21,000	47,672

		25,905,771

Colombia — 0.3%
Almacenes Exito SA	80,236	341,215

Greece — 0.5%
FF Group*	17,192	323,225
Hellenic Telecommunications Organization SA	9,676	96,838

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Greece (continued)
OPAP SA	7,950	$69,764

		489,827

Hong Kong — 0.4%
Sino Biopharmaceutical Ltd.	402,000	363,455

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	3,914	190,897
Richter Gedeon Nyrt	9,977	188,311

		379,208

India — 6.5%
Dr. Reddy’s Laboratories Ltd., ADR(a)	18,800	870,252
ICICI Bank Ltd., ADR	16,400	128,412
Infosys Ltd., ADR(a)	84,600	1,417,050
Larsen & Toubro Ltd., GDR, RegS	4,192	81,325
Mahindra & Mahindra Ltd., GDR	16,399	314,861
Reliance Industries Ltd., GDR, 144A	41,505	1,270,053
State Bank of India, GDR, RegS	11,070	373,613
Tata Motors Ltd., ADR*	26,100	769,167
Tata Steel Ltd., GDR, RegS	8,956	35,376
Vedanta Ltd., ADR	49,000	272,440
Wipro Ltd., ADR(a)	67,200	775,488

		6,308,037

Indonesia — 1.5%
AKR Corporindo Tbk PT	51,900	26,838
Astra Agro Lestari Tbk PT	16,700	19,036
Bank Central Asia Tbk PT	264,100	253,029
Gudang Garam Tbk PT	14,500	57,549
Indofood Sukses Makmur Tbk PT	147,000	54,716
Lippo Karawaci Tbk PT	569,000	42,584
Telekomunikasi Indonesia Persero Tbk PT	1,386,200	310,477
Unilever Indonesia Tbk PT	33,800	90,226
United Tractors Tbk PT	489,600	596,143

		1,450,598

Malaysia — 2.3%
Dialog Group Bhd	116,600	43,336
Genting Bhd	65,500	111,711
Hong Leong Financial Group Bhd	6,500	21,082
Kuala Lumpur Kepong Bhd	12,300	65,422
Malayan Banking Bhd	118,900	232,190
MISC Bhd	357,200	776,563
Petronas Chemicals Group Bhd	205,300	346,784
PPB Group Bhd	35,000	129,213
Tenaga Nasional Bhd	53,400	165,337
YTL Power International Bhd	939,600	323,279

		2,214,917

Mexico — 4.2%
Alfa SAB de CV (Class A Stock)	75,500	149,384
America Movil SAB de CV (Class L Stock)	114,600	80,591
Arca Continental SAB de CV	128,600	781,099
El Puerto de Liverpool SAB de CV (Class C1 Stock)	51,500	627,849
Gentera SAB de CV	33,100	64,051
Gruma SAB de CV (Class B Stock)	6,100	85,565
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	28,400	250,557
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	16,175	228,897

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	299,800	$702,250
Promotora y Operadora de Infraestructura SAB de CV*	7,500	88,223
Telesites SAB*	5,730	3,727
Wal-Mart de Mexico SAB de CV	399,200	1,007,352

		4,069,545

Philippines — 1.3%
Globe Telecom, Inc.	15,045	591,012
JG Summit Holdings, Inc.	389,220	605,702
Metro Pacific Investments Corp.	421,400	46,489

		1,243,203

Poland — 2.0%
Cyfrowy Polsat SA*	55,974	297,535
Energa SA	7,643	24,604
Grupa Azoty SA*	1,372	34,801
KGHM Polska Miedz SA	8,480	136,784
Polski Koncern Naftowy Orlen SA	41,916	721,554
Polskie Gornictwo Naftowe i Gazownictwo SA	523,935	683,822

		1,899,100

Qatar — 0.4%
Ooredoo QSC	2,562	52,759
Qatar National Bank SAQ	7,321	351,142

		403,901

Romania — 0.1%
New Europe Property Investments PLC	6,426	73,883

Russia — 3.1%
Gazprom PAO	365,370	681,188
Lukoil PJSC	16,506	530,616
Magnit PJSC, GDR, RegS	6,599	265,412
MegaFon PJSC, GDR, RegS	2,756	32,107
MMC Norilsk Nickel PJSC	837	104,906
Mobile Telesystems PJSC, ADR	2,800	17,304
Moscow Exchange MICEX-RTS OAO	97,310	121,663
NovaTek OAO, GDR, RegS	2,596	213,261
Rosneft OAO	28,460	98,913
Rostelecom PJSC	23,740	29,398
Sberbank of Russia PJSC, ADR	59,365	349,066
Sistema JSFC, GDR, RegS	4,964	29,288
Surgutneftegas, ADR	62,008	286,043
Tatneft PAO	56,940	248,045

		3,007,210

South Africa — 6.5%
Barclays Africa Group Ltd.	8,196	76,045
Barloworld Ltd.	6,521	26,230
Bidvest Group Ltd. (The)	9,609	203,953
Capitec Bank Holdings Ltd.	17,486	608,090
Fortress Income Fund Ltd.	17,438	39,127
Hyprop Investments Ltd., UTS	82,825	554,337
Liberty Holdings Ltd.	3,397	25,282
Mediclinic International Ltd.	13,980	107,533
Mondi Ltd.	3,270	64,711
MTN Group Ltd.	27,587	237,644
Naspers Ltd. (Class N Stock)	9,561	1,306,839
Nedbank Group Ltd.	4,927	60,188

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Netcare Ltd.	25,412	$55,657
PSG Group Ltd.	2,292	33,135
Redefine Properties Ltd.	103,026	64,671
Resilient REIT Ltd.	86,760	645,494
RMB Holdings Ltd.	174,443	625,438
Sanlam Ltd.	43,119	168,668
Sappi Ltd.*	16,168	67,932
Spar Group Ltd. (The)	32,440	385,980
Telkom SA SOC Ltd.	154,727	642,849
Tiger Brands Ltd.	4,954	101,474
Truworths International Ltd.	11,013	64,922
Vodacom Group Ltd.	9,935	97,916

		6,264,115

South Korea — 14.5%
CJ E&M Corp.*	9,187	627,100
Daelim Industrial Co. Ltd.*	827	46,697
DGB Financial Group, Inc.*	2,821	24,032
E-MART, Inc.*	604	96,918
GS Engineering & Construction Corp.*	1,490	24,687
Hanssem Co. Ltd.*	280	54,864
Hyosung Corp.*	7,688	760,371
Hyundai Mobis Co. Ltd.*	1,892	395,862
Hyundai Motor Co.	6,078	766,581
Hyundai Steel Co.	19,019	801,453
Industrial Bank of Korea*	38,416	401,695
Kangwon Land, Inc.*	1,181	38,546
KB Financial Group, Inc.*	11,226	316,279
Kia Motors Corp.	21,266	948,250
Korea Electric Power Corp.*	23,722	1,005,035
Korea Investment Holdings Co. Ltd.*	1,339	55,955
KT&G Corp.	10,720	952,634
LG Chem Ltd.	1,560	430,690
LG Electronics, Inc.*	8,570	389,631
LG Household & Health Care Ltd.*	46	40,847
LG Uplus Corp.*	68,384	603,850
Lotte Chemical Corp.*	489	99,779
Lotte Shopping Co. Ltd.*	590	116,064
Samsung C&T Corp.*	2,334	275,498
Samsung Electro-Mechanics Co. Ltd.*	1,842	97,869
Samsung Electronics Co. Ltd.	2,888	3,080,290
Samsung Life Insurance Co. Ltd.*	2,432	227,270
Shinhan Financial Group Co. Ltd.*	27,931	938,251
Shinsegae Co. Ltd.*	248	48,251
SK Holdings Co. Ltd.*	1,034	210,672
S-Oil Corp.	1,341	89,829
Woori Bank	9,441	70,612

		14,036,362

Taiwan — 12.8%
Catcher Technology Co. Ltd.	82,000	683,586
Cathay Financial Holding Co. Ltd.	762,600	1,068,358
Chunghwa Telecom Co. Ltd.	133,000	400,662
CTBC Financial Holding Co. Ltd.	422,000	216,065
E. Sun Financial Holding Co. Ltd.	1,119,000	649,672
Far Eastern New Century Corp.	101,120	78,999
Feng TAY Enterprise Co. Ltd.	8,000	40,684
Fubon Financial Holding Co. Ltd.	616,000	837,901
Highwealth Construction Corp.	537,300	617,151
Hon Hai Precision Industry Co. Ltd.	625,623	1,531,086

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Inotera Memories, Inc.*	763,000	$643,590
Largan Precision Co. Ltd.	8,000	547,398
Nan Ya Plastics Corp.	68,000	125,624
Pegatron Corp.	347,000	754,714
Pou Chen Corp.	75,000	97,869
Powertech Technology, Inc.	20,000	39,436
Siliconware Precision Industries Co. Ltd.	67,000	105,805
SinoPac Financial Holdings Co. Ltd.	279,704	79,419
Taiwan Mobile Co. Ltd.	38,000	115,401
Taiwan Semiconductor Manufacturing Co. Ltd.	813,000	3,507,478
Uni-President Enterprises Corp.	80,000	133,355
United Microelectronics Corp.	70,000	25,581
Zhen Ding Technology Holding Ltd.	12,000	27,361

		12,327,195

Thailand — 1.4%
Charoen Pokphand Foods PCL	1,373,900	698,690
Thai Union Group PCL (Class F Stock)	1,291,700	617,403
TMB Bank PCL	380,100	25,562

		1,341,655

Turkey — 2.3%
Arcelik A/S	6,956	33,300
Enka Insaat ve Sanayi A/S	67,203	104,083
Eregli Demir ve Celik Fabrikalari TAS	600,273	624,656
Ford Otomotiv Sanayi A/S	2,090	21,679
KOC Holding A/S	19,902	74,538
TAV Havalimanlari Holding A/S	59,590	371,453
Turkcell Iletisim Hizmet A/S	19,434	65,877
Turkiye Garanti Bankasi A/S	68,093	165,886
Turkiye Sise ve Cam Fabrikalari A/S	664,107	725,820

		2,187,292

United Arab Emirates — 0.9%
Abu Dhabi Commercial Bank PJSC	206,645	368,685
Aldar Properties PJSC	357,364	223,531
Dubai Islamic Bank PJSC	178,930	299,451

		891,667

TOTAL COMMON STOCKS (cost $95,685,913)		87,950,284

EXCHANGE TRADED FUNDS — 3.5%
iPath MSCI India Index ETN*	10,800	692,064
iShares MSCI Emerging Markets ETF(a)	84,000	2,703,960

TOTAL EXCHANGE TRADED FUNDS (cost $3,520,422)		3,396,024

PREFERRED STOCKS — 4.5%
Brazil — 2.1%
Braskem SA (PRFC A)	100,400	700,928
Cia Energetica de Minas Gerais (PRFC)	186,900	289,592
Gerdau SA (PRFC)	183,200	215,325
Itau Unibanco Holding SA (PRFC)	9,500	63,225
Itausa — Investimentos Itau SA (PRFC)	440,880	766,699

		2,035,769

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA (PRFC B)	2,757	51,781

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Colombia — 1.1%
Bancolombia SA (PRFC)	101,745	$692,295
Grupo Aval Acciones y Valores SA (PRFC)	1,029,773	353,584

		1,045,879

Russia — 0.2%
AK Transneft OAO (PRFC)	83	220,393

South Korea — 1.0%
Amorepacific Corp. (PRFC)*	265	51,641
Samsung Electronics Co. Ltd. (PRFC)	1,000	924,388

		976,029

TOTAL PREFERRED STOCKS (cost $4,917,825)		4,329,851

TOTAL LONG-TERM INVESTMENTS (cost $104,124,160)		95,676,159

SHORT-TERM INVESTMENTS — 5.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 5.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $5,306,415; includes $4,870,052 of cash collateral for securities on loan)(b)(w)(Note 4)	5,306,415	5,306,415

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills (cost $249,910)
0.210%	03/03/16	250	$249,956

TOTAL SHORT-TERM INVESTMENTS (cost $5,556,325)			5,556,371

TOTAL INVESTMENTS — 104.7% (cost $109,680,485)			101,232,530
Liabilities in excess of other assets(z) — (4.7)%			(4,574,593)

NET ASSETS — 100.0%			$96,657,937

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,735,952; cash collateral of $4,870,052 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Long Position:
22	Mini MSCI Emerging Markets Index	Mar. 2016	$835,340	$866,250	$30,910

(1)	A U.S. Treasury Obligation with a market value of $249,956 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$2,328,896	$—	$—
Chile	423,232	—	—
China	1,701,922	24,003,615	200,234
Colombia	341,215	—	—
Greece	323,225	166,602	—
Hong Kong	—	363,455	—
Hungary	—	379,208	—
India	6,308,037	—	—
Indonesia	—	1,450,598	—
Malaysia	—	2,214,917	—
Mexico	4,069,545	—	—
Philippines	—	1,243,203	—
Poland	34,801	1,864,299	—
Qatar	52,759	351,142	—
Romania	73,883	—	—
Russia	1,192,481	1,814,729	—
South Africa	—	6,264,115	—
South Korea	—	14,036,362	—
Taiwan	—	12,327,195	—
Thailand	1,341,655	—	—
Turkey	—	2,187,292	—
United Arab Emirates	—	891,667	—
Exchange Traded Funds	3,396,024	—	—
Preferred Stocks
Brazil	2,035,769	—	—
Chile	51,781	—	—
Colombia	1,045,879	—	—
Russia	—	220,393	—
South Korea	—	976,029	—
U.S. Treasury Obligation	—	249,956	—
Affiliated Money Market Mutual Fund	5,306,415	—	—
Other Financial Instruments*
Futures	30,910	—	—

Total	$30,058,429	$71,004,777	$200,234

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	15.5%
Oil, Gas & Consumable Fuels	6.7
Technology Hardware, Storage & Peripherals	5.6
Affiliated Money Market Mutual Fund (5.0% represents investments purchased with collateral from securities on loan)	5.5
Internet Software & Services	5.0
Semiconductors & Semiconductor Equipment	4.6
Wireless Telecommunication Services	3.8
Automobiles	3.7
Exchange Traded Funds	3.5
Insurance	3.4
Diversified Telecommunication Services	2.8
Industrial Conglomerates	2.7
Real Estate Management & Development	2.7
Food Products	2.7
Chemicals	2.6
Metals & Mining	2.6
Food & Staples Retailing	2.5
Electronic Equipment, Instruments & Components	2.4
Media	2.3
IT Services	2.3
Diversified Financial Services	1.9
Pharmaceuticals	1.6
Electric Utilities	1.5
Health Care Providers & Services	1.5
Transportation Infrastructure	1.5
Capital Markets	1.5
Real Estate Investment Trusts (REITs)	1.3

Beverages	1.1%
Tobacco	1.0
Textiles, Apparel & Luxury Goods	0.9
Multiline Retail	0.9
Construction & Engineering	0.9
Independent Power & Renewable Electricity Producers	0.9
Household Products	0.9
Marine	0.8
Machinery	0.6
Household Durables	0.5
Auto Components	0.5
Specialty Retail	0.4
Multi-Utilities	0.3
U.S. Treasury Obligation	0.2
Paper & Forest Products	0.2
Hotels, Restaurants & Leisure	0.2
Diversified Consumer Services	0.2
Containers & Packaging	0.1
Consumer Finance	0.1
Construction Materials	0.1
Trading Companies & Distributors	0.1
Personal Products	0.1

104.7
Liabilities in excess of other assets	(4.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$30,910	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$1,279	$(378,676)	$(377,397)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(96,240)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long position was $2,181,117.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $4,735,952:
Unaffiliated investments (cost $104,374,070)	$95,926,115
Affiliated investments (cost $5,306,415)	5,306,415
Foreign currency, at value (cost $183,269)	182,011
Dividends and interest receivable.	222,736
Tax reclaim receivable	50,706
Receivable from affiliate	48,596
Receivable for fund share sold	793
Prepaid expenses	1,189

Total Assets	101,738,561

LIABILITIES:
Payable to broker for collateral for securities on loan	4,870,052
Accrued expenses and other liabilities	149,584
Advisory fees payable	41,159
Payable for fund share repurchased	10,457
Distribution fee payable	2,563
Foreign withholding taxes payable	2,274
Due to broker-variation margin futures	2,200
Payable to custodian	1,995
Affiliated transfer agent fee payable	340

Total Liabilities	5,080,624

NET ASSETS	$96,657,937

Net assets were comprised of:
Paid-in capital	$139,297,396
Retained earnings	(42,639,459)

Net assets, December 31, 2015	$96,657,937

Net asset value and redemption price per share, $96,657,937 / 12,240,763 outstanding shares of beneficial interest	$7.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $573,485, includes $7,558 reimbursable by an affiliate)	$4,087,351
Affiliated income from securities lending, net	13,749
Affiliated dividend income	4,320
Interest income	2,103

4,107,523

EXPENSES
Advisory fees	1,408,399
Distribution fee	226,860
Custodian and accounting fees	273,000
Audit fee	31,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Insurance expenses	2,000
Loan interest expense	31
Miscellaneous	44,811

Total expenses	2,020,101

NET INVESTMENT INCOME	2,087,422

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(19,112,078)
Futures transactions	(378,676)
Foreign currency transactions	(173,088)

(19,663,842)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,151,205)
Futures	(96,240)
Foreign currencies	(6,132)

(5,253,577)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(24,917,419)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,829,997)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,087,422	$2,314,563
Net realized loss on investment and foreign currency transactions	(19,663,842)	(4,771,054)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,253,577)	(5,825,429)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(22,829,997)	(8,281,920)

FUND SHARE TRANSACTIONS:
Fund share sold [607,774 and 721,388 shares, respectively]	5,714,620	7,169,077
Fund share repurchased [6,029,369 and 7,506,614 shares, respectively]	(53,984,612)	(69,265,430)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(48,269,992)	(62,096,353)

TOTAL DECREASE IN NET ASSETS	(71,099,989)	(70,378,273)
NET ASSETS:
Beginning of year	167,757,926	238,136,199

End of year	$96,657,937	$167,757,926

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST QMA LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.7%
BWX Technologies, Inc.	54,300	$1,725,111
General Dynamics Corp.	221,500	30,425,240
Huntington Ingalls Industries, Inc.	82,000	10,401,700
Lockheed Martin Corp.	162,600	35,308,590
United Technologies Corp.	17,000	1,633,190

		79,493,831

Air Freight & Logistics — 0.7%
FedEx Corp.	129,200	19,249,508

Airlines — 1.8%
Delta Air Lines, Inc.	385,200	19,525,788
Southwest Airlines Co.	787,400	33,905,444

		53,431,232

Banks — 5.8%
Bank of America Corp.	2,976,800	50,099,544
JPMorgan Chase & Co.	699,200	46,168,176
PNC Financial Services Group, Inc. (The)	75,600	7,205,436
Regions Financial Corp.(a)	2,465,600	23,669,760
SunTrust Banks, Inc.	615,200	26,355,168
U.S. Bancorp	69,500	2,965,565
Wells Fargo & Co.	220,100	11,964,636

		168,428,285

Beverages — 1.8%
Coca-Cola Co. (The)	173,900	7,470,744
PepsiCo, Inc.	461,100	46,073,112

		53,543,856

Biotechnology — 5.0%
Amgen, Inc.	224,000	36,361,920
Biogen, Inc.*(a)	63,400	19,422,590
Celgene Corp.*	271,400	32,502,864
Gilead Sciences, Inc.	279,500	28,282,605
Regeneron Pharmaceuticals, Inc.*(a)	52,100	28,283,527

		144,853,506

Building Products — 1.1%
Masco Corp.	820,100	23,208,830
Owens Corning	199,900	9,401,297

		32,610,127

Capital Markets — 1.3%
Franklin Resources, Inc.(a)	97,600	3,593,632
Goldman Sachs Group, Inc. (The)	182,700	32,928,021

		36,521,653

Chemicals — 1.5%
Cabot Corp.	48,600	1,986,768
LyondellBasell Industries NV (Class A Stock)	357,000	31,023,300
Mosaic Co. (The)	276,500	7,628,635
Westlake Chemical Corp.	39,300	2,134,776

		42,773,479

Communications Equipment — 2.4%
Cisco Systems, Inc.	1,309,400	35,556,757
Juniper Networks, Inc.(a)	818,700	22,596,120
QUALCOMM, Inc.	253,900	12,691,191

		70,844,068

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.1%
EMCOR Group, Inc.	71,600	$3,439,664

Construction Materials
Headwaters, Inc.*	66,900	1,128,603

Consumer Finance — 0.4%
Navient Corp.(a)	915,400	10,481,330

Distributors — 0.1%
Genuine Parts Co.	47,000	4,036,830

Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc. (Class B Stock)*	461,300	60,910,052

Diversified Telecommunication Services — 3.8%
AT&T, Inc.	1,656,140	56,987,777
Verizon Communications, Inc.	1,144,000	52,875,680

		109,863,457

Electric Utilities — 2.7%
American Electric Power Co., Inc.	28,400	1,654,868
Entergy Corp.	188,600	12,892,696
Exelon Corp.	990,100	27,495,077
FirstEnergy Corp.	345,900	10,975,407
PPL Corp.	759,800	25,931,974

		78,950,022

Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	229,900	9,664,996
Sanmina Corp.*	45,200	930,216

		10,595,212

Energy Equipment & Services — 0.4%
Ensco PLC (Class A Stock)	736,100	11,328,579

Food & Staples Retailing — 2.1%
Fresh Market, Inc. (The)*(a)	58,200	1,363,044
Kroger Co. (The)	871,900	36,471,577
Wal-Mart Stores, Inc.	376,000	23,048,800

		60,883,421

Food Products — 2.0%
Archer-Daniels-Midland Co.	721,700	26,471,956
Bunge Ltd.	248,500	16,967,580
Tyson Foods, Inc. (Class A Stock)(a)	255,200	13,609,816

		57,049,352

Gas Utilities — 0.3%
UGI Corp.	242,700	8,193,552

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	356,600	16,014,906
C.R. Bard, Inc.(a)	59,200	11,214,848
Hologic, Inc.*	113,200	4,379,708
St. Jude Medical, Inc.	43,800	2,705,526
Stryker Corp.	126,900	11,794,086

		46,109,074

Health Care Providers & Services — 3.7%
Aetna, Inc.	326,000	35,247,120
Anthem, Inc.(a)	193,500	26,981,640
Cardinal Health, Inc.	52,300	4,668,821
CIGNA Corp.	41,400	6,058,062
Express Scripts Holding Co.*(a)	371,900	32,507,779
McKesson Corp.	17,200	3,392,356

		108,855,778

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure — 2.2%
Bloomin’ Brands, Inc.	125,700	$2,123,073
Boyd Gaming Corp.*	169,700	3,371,939
Extended Stay America, Inc.	100,900	1,604,310
Marriott Vacations Worldwide Corp.	32,100	1,828,095
McDonald’s Corp.	348,900	41,219,046
Yum! Brands, Inc.	189,200	13,821,060

		63,967,523

Household Durables
La-Z-Boy, Inc.	60,400	1,474,968

Household Products — 3.1%
Colgate-Palmolive Co.	90,900	6,055,758
Kimberly-Clark Corp.	254,700	32,423,310
Procter & Gamble Co. (The)	632,600	50,234,766

		88,713,834

Independent Power & Renewable Electricity Producers — 0.8%
AES Corp.	1,116,100	10,681,077
NRG Energy, Inc.	955,300	11,243,881

		21,924,958

Industrial Conglomerates — 1.6%
3M Co.	138,700	20,893,768
Carlisle Cos., Inc.	97,200	8,620,668
General Electric Co.	528,746	16,470,438

		45,984,874

Insurance — 1.2%
Aflac, Inc.	251,100	15,040,890
American Financial Group, Inc.	44,500	3,207,560
Genworth Financial, Inc. (Class A Stock)*	214,100	798,593
Lincoln National Corp.	54,000	2,714,040
MetLife, Inc.	161,600	7,790,736
Old Republic International Corp.	285,900	5,326,317

		34,878,136

Internet & Catalog Retail — 2.2%
Amazon.com, Inc.*	93,500	63,195,715

Internet Software & Services — 3.9%
Alphabet, Inc. (Class A Stock)*	32,540	25,316,445
Alphabet, Inc. (Class C Stock)*	82,778	62,818,569
eBay, Inc.*	937,400	25,759,752

		113,894,766

IT Services — 2.2%
CSRA, Inc.	65,500	1,965,000
DST Systems, Inc.	39,500	4,505,370
Fiserv, Inc.*	149,900	13,709,854
International Business Machines Corp.	13,500	1,857,870
Visa, Inc. (Class A Stock)(a)	527,700	40,923,135

		62,961,229

Life Sciences Tools & Services — 1.1%
Thermo Fisher Scientific, Inc.	222,400	31,547,440

Media — 1.8%
Cinemark Holdings, Inc.	34,600	1,156,678
Comcast Corp. (Class A Stock)(a)	609,400	34,388,442
News Corp. (Class A Stock)	285,700	3,816,952
Thomson Reuters Corp.	133,200	5,041,620
Time, Inc.	166,300	2,605,921
Tribune Media Co. (Class A Stock)	127,700	4,317,537

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Walt Disney Co. (The)	13,200	$1,387,056

		52,714,206

Multiline Retail — 1.2%
Dillard’s, Inc. (Class A Stock)(a)	83,900	5,513,069
Macy’s, Inc.(a)	499,000	17,455,020
Target Corp.	179,400	13,026,234

		35,994,323

Multi-Utilities — 0.9%
Public Service Enterprise Group, Inc.	646,200	25,001,478

Oil, Gas & Consumable Fuels — 5.8%
Chevron Corp.	248,100	22,319,076
Columbia Pipeline Group, Inc.	255,700	5,114,000
Delek US Holdings, Inc.	85,300	2,098,380
Exxon Mobil Corp.	293,200	22,854,940
Hess Corp.	313,800	15,213,024
HollyFrontier Corp.	433,000	17,272,370
Marathon Petroleum Corp.	533,900	27,677,376
Phillips 66	307,600	25,161,680
Valero Energy Corp.	439,200	31,055,832
World Fuel Services Corp.	27,300	1,049,958

		169,816,636

Paper & Forest Products
Boise Cascade Co.*	30,700	783,771

Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	597,100	41,074,509
Johnson & Johnson	350,200	35,972,544
Mallinckrodt PLC*	25,700	1,917,991
Merck & Co., Inc.	595,900	31,475,438
Pfizer, Inc.	1,148,600	37,076,808

		147,517,290

Professional Services — 0.1%
Robert Half International, Inc.	85,400	4,025,756

Real Estate Investment Trusts (REITs) — 3.0%
Annaly Capital Management, Inc.	1,956,800	18,354,784
CBL & Associates Properties, Inc.	385,000	4,762,450
Franklin Street Properties Corp.	126,700	1,311,345
GEO Group, Inc. (The)	107,200	3,099,152
Hospitality Properties Trust	216,400	5,658,860
Lexington Realty Trust(a)	427,400	3,419,200
ProLogis, Inc.	618,000	26,524,560
RLJ Lodging Trust	81,300	1,758,519
RMR Group, Inc. (The) (Class A Stock)*	5,253	75,696
Senior Housing Properties Trust	149,700	2,221,548
Simon Property Group, Inc.	63,500	12,346,940
Starwood Property Trust, Inc.	136,700	2,810,552
Two Harbors Investment Corp.	207,200	1,678,320
WP Carey, Inc.	43,700	2,578,300

		86,600,226

Real Estate Management & Development — 1.0%
CBRE Group, Inc. (Class A Stock)*	419,900	14,520,142
Jones Lang LaSalle, Inc.	92,500	14,787,050

		29,307,192

Semiconductors & Semiconductor Equipment — 3.2%
Analog Devices, Inc.(a)	50,900	2,815,788

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc.*(a)	117,600	$3,472,728
Integrated Device Technology, Inc.*(a)	220,800	5,818,080
Intel Corp.	1,405,600	48,422,920
Teradyne, Inc.	49,900	1,031,433
Tessera Technologies, Inc.	73,300	2,199,733
Texas Instruments, Inc.	549,100	30,096,171

		93,856,853

Software — 5.0%
Citrix Systems, Inc.*	126,100	9,539,465
Intuit, Inc.	73,300	7,073,450
Manhattan Associates, Inc.*	126,700	8,383,739
Microsoft Corp.	1,492,700	82,814,996
Nuance Communications, Inc.*	329,000	6,543,810
Oracle Corp.	563,600	20,588,308
Symantec Corp.	321,900	6,759,900
Synopsys, Inc.*	92,200	4,205,242

		145,908,910

Specialty Retail — 2.2%
AutoNation, Inc.*	179,400	10,703,004
Best Buy Co., Inc.	338,300	10,301,235
Gap, Inc. (The)(a)	502,100	12,401,870
GNC Holdings, Inc. (Class A Stock)	78,500	2,435,070
Home Depot, Inc. (The)	131,200	17,351,200
Lowe’s Cos., Inc.	41,200	3,132,848
Ross Stores, Inc.	88,400	4,756,804
Staples, Inc.	196,900	1,864,643
TJX Cos., Inc. (The)	34,200	2,425,122

		65,371,796

Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	961,100	101,165,386
Hewlett Packard Enterprise Co.	1,051,000	15,975,200
HP, Inc.	1,042,200	12,339,648

		129,480,234

Textiles, Apparel & Luxury Goods — 1.5%
Carter’s, Inc.	55,500	4,941,165
Michael Kors Holdings Ltd.*	427,200	17,113,632
NIKE, Inc. (Class B Stock)	244,600	15,287,500
Oxford Industries, Inc.	46,900	2,993,158
Wolverine World Wide, Inc.	114,900	1,919,979

		42,255,434

Tobacco — 1.6%
Altria Group, Inc.	779,800	45,392,158

Trading Companies & Distributors — 0.1%
WESCO International, Inc.*	41,800	1,825,824

TOTAL LONG-TERM INVESTMENTS (cost $2,739,190,946)		2,877,970,001

SHORT-TERM INVESTMENTS — 5.0%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 4.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $143,767,381; includes $123,109,425 of cash collateral for securities on loan)(b)(w)(Note 4)	143,767,381	$143,767,381

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.1%
U.S. Treasury Bills
0.010%	03/03/16	250	249,956
0.015%	03/03/16	200	199,965
0.210%	03/03/16	2,000	1,999,648

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,449,268)			2,449,569

TOTAL SHORT-TERM INVESTMENTS (cost $146,216,649)			146,216,950

TOTAL INVESTMENTS — 104.1% (cost $2,885,407,595)			3,024,186,951
Liabilities in excess of other assets(z) — (4.1)%			(119,776,232)

NET ASSETS — 100.0%			$2,904,410,719

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $119,232,615; cash collateral of $123,109,425 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Long Position:
245	S&P 500 E-Mini	Mar. 2016	$24,610,054	$24,933,650	$323,596

(1)	U.S. Treasury securities with a market value of $2,449,569 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$79,493,831	$—	$—
Air Freight & Logistics	19,249,508	—	—
Airlines	53,431,232	—	—
Banks	168,428,285	—	—
Beverages	53,543,856	—	—
Biotechnology	144,853,506	—	—
Building Products	32,610,127	—	—
Capital Markets	36,521,653	—	—
Chemicals	42,773,479	—	—
Communications Equipment	70,844,068	—	—
Construction & Engineering	3,439,664	—	—
Construction Materials	1,128,603	—	—
Consumer Finance	10,481,330	—	—
Distributors	4,036,830	—	—
Diversified Financial Services	60,910,052	—	—
Diversified Telecommunication Services	109,863,457	—	—
Electric Utilities	78,950,022	—	—
Electronic Equipment, Instruments & Components	10,595,212	—	—
Energy Equipment & Services	11,328,579	—	—
Food & Staples Retailing	60,883,421	—	—
Food Products	57,049,352	—	—
Gas Utilities	8,193,552	—	—
Health Care Equipment & Supplies	46,109,074	—	—
Health Care Providers & Services	108,855,778	—	—
Hotels, Restaurants & Leisure	63,967,523	—	—
Household Durables	1,474,968	—	—
Household Products	88,713,834	—	—
Independent Power & Renewable Electricity Producers	21,924,958	—	—
Industrial Conglomerates	45,984,874	—	—
Insurance	34,878,136	—	—
Internet & Catalog Retail	63,195,715	—	—
Internet Software & Services	113,894,766	—	—
IT Services	62,961,229	—	—
Life Sciences Tools & Services	31,547,440	—	—
Media	52,714,206	—	—
Multiline Retail	35,994,323	—	—
Multi-Utilities	25,001,478	—	—
Oil, Gas & Consumable Fuels	169,816,636	—	—
Paper & Forest Products	783,771	—	—
Pharmaceuticals	147,517,290	—	—
Professional Services	4,025,756	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Real Estate Investment Trusts (REITs)	$86,600,226	$—	$—
Real Estate Management & Development	29,307,192	—	—
Semiconductors & Semiconductor Equipment	93,856,853	—	—
Software	145,908,910	—	—
Specialty Retail	65,371,796	—	—
Technology Hardware, Storage & Peripherals	129,480,234	—	—
Textiles, Apparel & Luxury Goods	42,255,434	—	—
Tobacco	45,392,158	—	—
Trading Companies & Distributors	1,825,824	—	—
U.S. Treasury Obligations	—	2,449,569	—
Affiliated Money Market Mutual Fund	143,767,381	—	—
Other Financial Instruments*
Futures	323,596	—	—

Total	$3,022,060,978	$2,449,569	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Oil, Gas & Consumable Fuels	5.8%
Banks	5.8
Pharmaceuticals	5.1
Software	5.0
Biotechnology	5.0
Affiliated Money Market Mutual Fund (4.2% represents investments purchased with collateral from securities on loan)	4.9
Technology Hardware, Storage & Peripherals	4.5
Internet Software & Services	3.9
Diversified Telecommunication Services	3.8
Health Care Providers & Services	3.7
Semiconductors & Semiconductor Equipment	3.2
Household Products	3.1
Real Estate Investment Trusts (REITs)	3.0
Aerospace & Defense	2.7
Electric Utilities	2.7
Communications Equipment	2.4
Specialty Retail	2.2
Hotels, Restaurants & Leisure	2.2
Internet & Catalog Retail	2.2
IT Services	2.2
Diversified Financial Services	2.1
Food & Staples Retailing	2.1
Food Products	2.0
Beverages	1.8

Airlines	1.8%
Media	1.8
Health Care Equipment & Supplies	1.6
Industrial Conglomerates	1.6
Tobacco	1.6
Chemicals	1.5
Textiles, Apparel & Luxury Goods	1.5
Capital Markets	1.3
Multiline Retail	1.2
Insurance	1.2
Building Products	1.1
Life Sciences Tools & Services	1.1
Real Estate Management & Development	1.0
Multi-Utilities	0.9
Independent Power & Renewable Electricity Producers	0.8
Air Freight & Logistics	0.7
Energy Equipment & Services	0.4
Electronic Equipment, Instruments & Components	0.4
Consumer Finance	0.4
Gas Utilities	0.3
Distributors	0.1
Professional Services	0.1
Construction & Engineering	0.1
U.S. Treasury Obligations	0.1
Trading Companies & Distributors	0.1

104.1
Liabilities in excess of other assets	(4.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and the Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$323,596	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,867,368

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(330,529)

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long position was $26,780,072.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST QMA LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $119,232,615:
Unaffiliated investments (cost $2,741,640,214)	$2,880,419,570
Affiliated investments (cost $143,767,381)	143,767,381
Dividends and interest receivable	4,026,050
Receivable for fund share sold	106,180
Tax reclaim receivable	4,462
Prepaid expenses	23,407

Total Assets	3,028,347,050

LIABILITIES:
Payable to broker for collateral for securities on loan	123,109,425
Advisory fees payable	409,270
Due to broker-variation margin futures	235,177
Accrued expenses and other liabilities	86,557
Distribution fee payable	83,252
Payable for fund share repurchased	12,310
Affiliated transfer agent fee payable	340

Total Liabilities	123,936,331

NET ASSETS	$2,904,410,719

Net assets were comprised of:
Paid-in capital	$2,123,740,902
Retained earnings	780,669,817

Net assets, December 31, 2015	$2,904,410,719

Net asset value and redemption price per share, $2,904,410,719 / 210,186,687 outstanding shares of beneficial interest	$13.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $6,693 foreign withholding tax)	$67,315,921
Affiliated income from securities lending, net	102,883
Affiliated dividend income	58,404
Interest income	3,095

67,480,303

EXPENSES
Advisory fees	18,998,701
Distribution fee	5,232,062
Custodian and accounting fees	190,000
Trustees’ fees	37,000
Insurance expenses	35,000
Audit fee	24,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Loan interest expense	74
Miscellaneous	20,985

Total expenses	24,566,822
Less: advisory fee waivers and/or expense reimbursement	(433,065)

Net expenses	24,133,757

NET INVESTMENT INCOME	43,346,546

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	180,304,528
Futures transactions	2,867,368

183,171,896

Net change in unrealized appreciation (depreciation) on:
Investments	(186,607,048)
Futures	(330,529)

(186,937,577)

NET LOSS ON INVESTMENTS	(3,765,681)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,580,865

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$43,346,546	$31,956,356
Net realized gain on investment transactions	183,171,896	270,400,779
Net change in unrealized appreciation (depreciation) on investments	(186,937,577)	79,422,206

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,580,865	381,779,341

FUND SHARE TRANSACTIONS:
Fund share sold [31,495,261 and 8,763,252 shares, respectively]	434,578,964	111,051,720
Fund share repurchased [26,435,897 and 25,780,849 shares, respectively]	(361,261,991)	(324,118,021)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	73,316,973	(213,066,301)

TOTAL INCREASE IN NET ASSETS	112,897,838	168,713,040
NET ASSETS:
Beginning of year	2,791,512,881	2,622,799,841

End of year	$2,904,410,719	$2,791,512,881

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 98.9%	Shares	Value (Note 2)
Aerospace & Defense — 1.0%
Hexcel Corp.	159,088	$7,389,638

Air Freight & Logistics — 0.4%
Echo Global Logistics, Inc.*	141,206	2,879,190

Airlines — 2.3%
JetBlue Airways Corp.*	485,469	10,995,873
Spirit Airlines, Inc.*	89,655	3,572,752
Virgin America, Inc.*(a)	67,903	2,445,187

		17,013,812

Banks — 5.6%
Ameris Bancorp	40,159	1,365,004
Bank of the Ozarks, Inc.	151,910	7,513,469
ConnectOne Bancorp, Inc.	147,844	2,763,204
Customers Bancorp, Inc.*	63,661	1,732,852
FCB Financial Holdings, Inc. (Class A Stock)*	111,207	3,980,099
First NBC Bank Holding Co.*	90,908	3,399,050
Live Oak Bancshares, Inc.	117,868	1,673,726
Opus Bank	184,183	6,809,246
Pacific Premier Bancorp, Inc.*	125,747	2,672,124
PrivateBancorp, Inc.	106,203	4,356,447
Synovus Financial Corp.	75,522	2,445,402
UMB Financial Corp.	48,330	2,249,762

		40,960,385

Biotechnology — 10.8%
Acorda Therapeutics, Inc.*	119,802	5,125,130
Adamas Pharmaceuticals, Inc.*	110,431	3,127,406
Aimmune Therapeutics, Inc.*(a)	165,737	3,057,847
Akebia Therapeutics, Inc.*	278,555	3,598,931
Alder Biopharmaceuticals, Inc.*	83,036	2,742,679
Amicus Therapeutics, Inc.*(a)	375,033	3,637,820
Anacor Pharmaceuticals, Inc.*(a)	36,591	4,133,685
Applied Genetic Technologies Corp.*	43,330	883,932
Atara Biotherapeutics, Inc.*	46,860	1,237,573
Bluebird Bio, Inc.*	42,228	2,711,882
Cepheid, Inc.*(a)	90,714	3,313,782
Dyax Corp.*	52,516	1,975,652
Edge Therapeutics, Inc.*(a)	143,769	1,797,113
Enanta Pharmaceuticals, Inc.*	70,000	2,311,400
Insmed, Inc.*	142,810	2,592,001
Intercept Pharmaceuticals, Inc.*(a)	5,690	849,801
Intrexon Corp.*(a)	68,894	2,077,154
MacroGenics, Inc.*	116,982	3,622,933
Neurocrine Biosciences, Inc.*	134,597	7,614,152
Novavax, Inc.*(a)	278,516	2,336,749
Ophthotech Corp.*(a)	92,524	7,265,910
Portola Pharmaceuticals, Inc.*(a)	121,973	6,275,511
PTC Therapeutics, Inc.*(a)	24,654	798,790
Sage Therapeutics, Inc.*(a)	52,211	3,043,901
Ultragenyx Pharmaceutical, Inc.*	24,225	2,717,561
ZIOPHARM Oncology, Inc.*(a)	135,781	1,128,340

		79,977,635

Building Products — 3.0%
Apogee Enterprises, Inc.	201,467	8,765,829
Masonite International Corp.*	55,589	3,403,714
PGT, Inc.*	391,802	4,462,625

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products (continued)
Trex Co., Inc.*(a)	142,680	$5,427,547

		22,059,715

Capital Markets — 1.3%
Fortress Investment Group LLC (Class A Stock), MLP*	381,141	1,940,008
Stifel Financial Corp.*	111,924	4,741,101
Virtu Financial, Inc. (Class A Stock)(a)	142,860	3,234,350

		9,915,459

Chemicals — 1.4%
Huntsman Corp.	154,621	1,758,041
Quaker Chemical Corp.	110,947	8,571,765

		10,329,806

Commercial Services & Supplies — 2.0%
Interface, Inc.	158,280	3,029,479
Knoll, Inc.	86,830	1,632,404
Matthews International Corp. (Class A Stock)	58,641	3,134,361
Waste Connections, Inc.	125,392	7,062,077

		14,858,321

Communications Equipment — 1.3%
Applied Optoelectronics, Inc.*	58,053	996,189
Ciena Corp.*(a)	162,880	3,369,987
Finisar Corp.*	99,210	1,442,513
Palo Alto Networks, Inc.*	23,254	4,095,960

		9,904,649

Construction & Engineering — 0.4%
Tutor Perini Corp.*	189,241	3,167,894

Construction Materials — 1.2%
Headwaters, Inc.*	216,530	3,652,861
Martin Marietta Materials, Inc.	26,752	3,653,788
Summit Materials, Inc. (Class A Stock)*	89,579	1,795,163

		9,101,812

Distributors — 0.4%
Pool Corp.	37,246	3,008,732

Diversified Consumer Services — 1.7%
Bright Horizons Family Solutions, Inc.*	61,333	4,097,044
Chegg, Inc.*(a)	464,368	3,125,197
Sotheby’s(a)	49,823	1,283,440
Weight Watchers International, Inc.*(a)	174,380	3,975,864

		12,481,545

Diversified Telecommunication Services — 1.5%
8x8, Inc.*	426,326	4,881,433
Vonage Holdings Corp.*	1,024,147	5,878,604

		10,760,037

Electrical Equipment — 0.3%
Thermon Group Holdings, Inc.*	138,840	2,349,173

Electronic Equipment, Instruments & Components — 2.1%
Cognex Corp.	74,766	2,524,848
Coherent, Inc.*	64,009	4,167,626
FARO Technologies, Inc.*	26,033	768,494
IPG Photonics Corp.*(a)	88,967	7,932,298

		15,393,266

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services — 0.2%
Geospace Technologies Corp.*(a)	91,947	$1,293,694

Food & Staples Retailing — 1.0%
Casey’s General Stores, Inc.	36,031	4,339,934
Natural Grocers By Vitamin Cottage, Inc.*(a)	153,102	3,118,688

		7,458,622

Food Products — 0.4%
WhiteWave Foods Co. (The)*	84,037	3,269,880

Health Care Equipment & Supplies — 5.2%
Abaxis, Inc.	24,440	1,360,819
ABIOMED, Inc.*	37,487	3,384,326
AtriCure, Inc.*	189,242	4,246,590
Cantel Medical Corp.	60,326	3,748,658
K2M Group Holdings, Inc.*	202,605	3,999,423
Natus Medical, Inc.*	160,786	7,725,767
NuVasive, Inc.*	61,125	3,307,474
STERIS PLC	55,712	4,197,342
West Pharmaceutical Services, Inc.	64,559	3,887,743
Zeltiq Aesthetics, Inc.*(a)	78,006	2,225,511

		38,083,653

Health Care Providers & Services — 4.9%
Acadia Healthcare Co., Inc.*	149,008	9,307,040
Air Methods Corp.*(a)	94,210	3,950,225
Centene Corp.*	125,376	8,250,995
HealthSouth Corp.	72,227	2,514,222
Surgery Partners, Inc.*	120,964	2,478,552
Team Health Holdings, Inc.*	56,409	2,475,791
Teladoc, Inc.*(a)	49,320	885,787
WellCare Health Plans, Inc.*	77,950	6,096,470

		35,959,082

Health Care Technology — 1.5%
HMS Holdings Corp.*	204,180	2,519,581
Imprivata, Inc.*	146,270	1,652,851
Inovalon Holdings, Inc. (Class A Stock)*(a)	29,740	505,580
Veeva Systems, Inc. (Class A Stock)*(a)	223,308	6,442,436

		11,120,448

Hotels, Restaurants & Leisure — 5.5%
Belmond Ltd. (United Kingdom) (Class A Stock)*	549,711	5,222,255
Bojangles’, Inc.*(a)	154,061	2,444,948
Buffalo Wild Wings, Inc.*	13,691	2,185,768
Chuy’s Holdings, Inc.*(a)	212,741	6,667,303
Cracker Barrel Old Country Store, Inc.(a)	12,247	1,553,287
Dave & Buster’s Entertainment, Inc.*	112,705	4,704,307
Diversified Restaurant Holdings, Inc.*	171,147	385,081
Jack in the Box, Inc.	70,820	5,432,602
Penn National Gaming, Inc.*(a)	258,842	4,146,649
Planet Fitness, Inc. (Class A Stock)*(a)	120,719	1,886,838
Red Robin Gourmet Burgers, Inc.*	73,166	4,517,269
Vail Resorts, Inc.	10,517	1,346,071

		40,492,378

Household Durables — 1.8%
Installed Building Products, Inc.*	130,873	3,249,577
KB Home(a)	150,161	1,851,485
Universal Electronics, Inc.*	158,756	8,152,121

		13,253,183

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance — 0.5%
Atlas Financial Holdings, Inc.*	43,812	$871,859
Enstar Group Ltd. (Bermuda)*	17,783	2,668,161

		3,540,020

Internet & Catalog Retail — 0.8%
Duluth Holdings, Inc.*	148,540	2,167,199
Expedia, Inc.	17,068	2,121,552
HSN, Inc.	38,780	1,964,983

		6,253,734

Internet Software & Services — 3.9%
Alarm.com Holdings, Inc.*(a)	144,575	2,411,511
ChannelAdvisor Corp.*	171,379	2,373,599
Cornerstone OnDemand, Inc.*	222,133	7,670,252
Demandware, Inc.*(a)	83,268	4,493,974
Everyday Health, Inc.*	100,731	606,401
GTT Communications, Inc.*	238,057	4,061,252
LogMeIn, Inc.*	33,650	2,257,915
WebMD Health Corp.*	66,150	3,195,045
Zillow Group, Inc. (Class A Stock)*(a)	76,872	2,001,747

		29,071,696

IT Services — 1.1%
EPAM Systems, Inc.*	85,722	6,739,464
Everi Holdings, Inc.*	393,973	1,729,541

		8,469,005

Leisure Products — 0.8%
Brunswick Corp.	89,224	4,506,704
Malibu Boats, Inc. (Class A Stock)*	94,882	1,553,218

		6,059,922

Life Sciences Tools & Services — 0.9%
PAREXEL International Corp.*	59,299	4,039,448
PRA Health Sciences, Inc.*(a)	51,090	2,312,844

		6,352,292

Machinery — 2.0%
Chart Industries, Inc.*	63,679	1,143,675
John Bean Technologies Corp.	54,305	2,706,018
Milacron Holdings Corp.*	38,589	482,748
Proto Labs, Inc.*(a)	30,024	1,912,229
Tennant Co.	45,415	2,555,048
WABCO Holdings, Inc.*	34,605	3,538,707
Woodward, Inc.	43,105	2,140,594

		14,479,019

Media — 0.7%
Nexstar Broadcasting Group, Inc. (Class A Stock)	7,110	417,357
Rentrak Corp.*(a)	92,645	4,403,417

		4,820,774

Multiline Retail — 1.0%
Burlington Stores, Inc.*	176,433	7,568,976

Oil, Gas & Consumable Fuels — 0.9%
Rex Energy Corp.*(a)	178,260	187,173
RSP Permian, Inc.*	178,934	4,364,200
Synergy Resources Corp.*(a)	211,603	1,802,858

		6,354,231

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals — 1.7%
Impax Laboratories, Inc.*	61,760	$2,640,858
Medicines Co. (The)*(a)	49,602	1,852,139
Neos Therapeutics, Inc.*	91,820	1,314,862
Prestige Brands Holdings, Inc.*	71,543	3,683,034
Relypsa, Inc.*(a)	110,890	3,142,623

		12,633,516

Professional Services — 1.5%
Advisory Board Co. (The)*	40,148	1,991,742
Kforce, Inc.	195,239	4,935,642
Korn/Ferry International	135,052	4,481,025

		11,408,409

Real Estate Investment Trusts (REITs) — 1.7%
American Campus Communities, Inc.	60,840	2,515,126
American Farmland Co.	94,750	667,040
Cubesmart	85,007	2,602,914
Education Realty Trust, Inc.	53,410	2,023,171
Equity One, Inc.	90,769	2,464,378
Geo Group, Inc. (The)	68,729	1,986,955

		12,259,584

Real Estate Management & Development — 0.3%
Marcus & Millichap, Inc.*	74,106	2,159,449

Road & Rail — 0.5%
Landstar System, Inc.	62,816	3,684,158

Semiconductors & Semiconductor Equipment — 3.4%
Cavium, Inc.*	169,281	11,123,454
Inphi Corp.*	69,299	1,872,459
M/A-COM Technology Solutions Holdings, Inc.*(a)	48,009	1,963,088
Microsemi Corp.*	123,607	4,028,352
Pixelworks, Inc.*(a)	73,338	174,544
Sigma Designs, Inc.*	178,133	1,125,801
Synaptics, Inc.*	20,252	1,627,046
Veeco Instruments, Inc.*	142,620	2,932,267

		24,847,011

Software — 11.1%
Aspen Technology, Inc.*	79,583	3,005,054
Fortinet, Inc.*	156,632	4,882,219
Gigamon, Inc.*	137,578	3,655,447
Glu Mobile, Inc.*(a)	211,946	515,029
Guidewire Software, Inc.*	141,093	8,488,155
Imperva, Inc.*(a)	212,145	13,430,900
Manhattan Associates, Inc.*	55,010	3,640,012
MicroStrategy, Inc. (Class A Stock)*	40,113	7,191,860
Model N, Inc.*	180,605	2,015,552
Paylocity Holding Corp.*	121,355	4,920,945
Proofpoint, Inc.*(a)	73,355	4,768,809
PTC, Inc.*	120,378	4,168,690
QLIK Technologies, Inc.*	166,967	5,286,175
Qualys, Inc.*	94,113	3,114,199
Synchronoss Technologies, Inc.*(a)	101,669	3,581,799
Tableau Software, Inc. (Class A Stock)*(a)	38,464	3,624,078
Ultimate Software Group, Inc. (The)*	26,978	5,274,469

		81,563,392

Specialty Retail — 4.1%
American Eagle Outfitters, Inc.(a)	218,275	3,383,263

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Five Below, Inc.*(a)	113,708	$3,650,027
Genesco, Inc.*	190,878	10,847,597
MarineMax, Inc.*	238,610	4,395,197
Tile Shop Holdings, Inc.*(a)	111,540	1,829,256
Tilly’s, Inc. (Class A Stock)*	162,081	1,074,597
Vitamin Shoppe, Inc.*	143,285	4,685,420

		29,865,357

Technology Hardware, Storage & Peripherals — 0.3%
Super Micro Computer, Inc.*(a)	102,038	2,500,951

Textiles, Apparel & Luxury Goods — 1.4%
Sequential Brands Group, Inc.*(a)	239,485	1,894,326
Steven Madden Ltd.*	214,692	6,487,992
Tumi Holdings, Inc.*	130,006	2,162,000

		10,544,318

Thrifts & Mortgage Finance — 2.8%
BofI Holding, Inc.*(a)	208,354	4,385,852
LendingTree, Inc.*(a)	68,573	6,122,197
MGIC Investment Corp.*(a)	438,433	3,871,363
Walker & Dunlop, Inc.*	208,510	6,007,173

		20,386,585

Trading Companies & Distributors — 0.3%
Air Lease Corp.(a)	63,967	2,141,615

TOTAL COMMON STOCKS (cost $651,192,251)		729,446,023

	Units
WARRANTS*
Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp., expiring 04/15/16 (cost $0)	52,011	—

TOTAL LONG-TERM INVESTMENTS (cost $651,192,251)		729,446,023

	Shares
SHORT-TERM INVESTMENT — 16.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $124,718,410; includes $114,832,532 of cash collateral for securities on loan)(b)(w)(Note 4)	124,718,410	124,718,410

TOTAL INVESTMENTS — 115.8% (cost $775,910,661)		854,164,433
Liabilities in excess of other assets — (15.8)%		(116,791,262)

NET ASSETS — 100.0%		$737,373,171

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $110,655,654; cash collateral of $114,832,532 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$7,389,638	$—	$—
Air Freight & Logistics	2,879,190	—	—
Airlines	17,013,812	—	—
Banks	40,960,385	—	—
Biotechnology	79,977,635	—	—
Building Products	22,059,715	—	—
Capital Markets	9,915,459	—	—
Chemicals	10,329,806	—	—
Commercial Services & Supplies	14,858,321	—	—
Communications Equipment	9,904,649	—	—
Construction & Engineering	3,167,894	—	—
Construction Materials	9,101,812	—	—
Distributors	3,008,732	—	—
Diversified Consumer Services	12,481,545	—	—
Diversified Telecommunication Services	10,760,037	—	—
Electrical Equipment	2,349,173	—	—
Electronic Equipment, Instruments & Components	15,393,266	—	—
Energy Equipment & Services	1,293,694	—	—
Food & Staples Retailing	7,458,622	—	—
Food Products	3,269,880	—	—
Health Care Equipment & Supplies	38,083,653	—	—
Health Care Providers & Services	35,959,082	—	—
Health Care Technology	11,120,448	—	—
Hotels, Restaurants & Leisure	40,492,378	—	—
Household Durables	13,253,183	—	—
Insurance	3,540,020	—	—
Internet & Catalog Retail	6,253,734	—	—
Internet Software & Services	29,071,696	—	—
IT Services	8,469,005	—	—
Leisure Products	6,059,922	—	—
Life Sciences Tools & Services	6,352,292	—	—
Machinery	14,479,019	—	—
Media	4,820,774	—	—
Multiline Retail	7,568,976	—	—
Oil, Gas & Consumable Fuels	6,354,231	—	—
Pharmaceuticals	12,633,516	—	—
Professional Services	11,408,409	—	—
Real Estate Investment Trusts (REITs)	12,259,584	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Real Estate Management & Development	$2,159,449	$—	$—
Road & Rail	3,684,158	—	—
Semiconductors & Semiconductor Equipment	24,847,011	—	—
Software	81,563,392	—	—
Specialty Retail	29,865,357	—	—
Technology Hardware, Storage & Peripherals	2,500,951	—	—
Textiles, Apparel & Luxury Goods	10,544,318	—	—
Thrifts & Mortgage Finance	20,386,585	—	—
Trading Companies & Distributors	2,141,615	—	—
Warrants
Oil, Gas & Consumable Fuels	—	—	—
Affiliated Money Market Mutual Fund	124,718,410	—	—

Total	$854,164,433	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (15.6% represents investments purchased with collateral from securities on loan)	16.9%
Software	11.1
Biotechnology	10.8
Banks	5.6
Hotels, Restaurants & Leisure	5.5
Health Care Equipment & Supplies	5.2
Health Care Providers & Services	4.9
Specialty Retail	4.1
Internet Software & Services	3.9
Semiconductors & Semiconductor Equipment	3.4
Building Products	3.0
Thrifts & Mortgage Finance	2.8
Airlines	2.3
Electronic Equipment, Instruments & Components	2.1
Commercial Services & Supplies	2.0
Machinery	2.0
Household Durables	1.8
Pharmaceuticals	1.7
Diversified Consumer Services	1.7
Real Estate Investment Trusts (REITs)	1.7
Professional Services	1.5
Health Care Technology	1.5
Diversified Telecommunication Services	1.5

Textiles, Apparel & Luxury Goods	1.4%
Chemicals	1.4
Capital Markets	1.3
Communications Equipment	1.3
Construction Materials	1.2
IT Services	1.1
Multiline Retail	1.0
Food & Staples Retailing	1.0
Aerospace & Defense	1.0
Oil, Gas & Consumable Fuels	0.9
Life Sciences Tools & Services	0.9
Internet & Catalog Retail	0.8
Leisure Products	0.8
Media	0.7
Road & Rail	0.5
Insurance	0.5
Food Products	0.4
Construction & Engineering	0.4
Distributors	0.4
Air Freight & Logistics	0.4
Technology Hardware, Storage & Peripherals	0.3
Electrical Equipment	0.3
Real Estate Management & Development	0.3
Trading Companies & Distributors	0.3
Energy Equipment & Services	0.2

115.8
Liabilities in excess of other assets	(15.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

There is zero fair value of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

For the year ended December 31, 2015, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(12,223)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $110,655,654:
Unaffiliated investments (cost $651,192,251)	$729,446,023
Affiliated investments (cost $124,718,410)	124,718,410
Receivable for investments sold	1,046,947
Dividends receivable	210,383
Receivable for fund share sold	14,650
Prepaid expenses	7,633

Total Assets	855,444,046

LIABILITIES:
Payable to broker for collateral for securities on loan	114,832,532
Payable for investments purchased	2,799,470
Advisory fees payable	281,666
Accrued expenses and other liabilities	74,653
Payable for fund share repurchased	60,738
Distribution fee payable	21,058
Deferred trustees’ fees	418
Affiliated transfer agent fee payable	340

Total Liabilities	118,070,875

NET ASSETS	$737,373,171

Net assets were comprised of:
Paid-in capital	$394,026,668
Retained earnings	343,346,503

Net assets, December 31, 2015	$737,373,171

Net asset value and redemption price per share, $737,373,171 / 23,006,801 outstanding shares of beneficial interest	$32.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$2,346,435
Affiliated income from securities lending, net	956,236
Affiliated dividend income	19,656

3,322,327

EXPENSES
Advisory fees	6,474,773
Distribution fee	1,398,002
Custodian and accounting fees	133,000
Audit fee	23,000
Trustees’ fees	19,000
Insurance expenses	11,000
Legal fees and expenses	11,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense	2,217
Miscellaneous	13,401

Total expenses	8,110,393

NET INVESTMENT LOSS	(4,788,066)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	77,650,503
Net change in unrealized appreciation (depreciation) on investments	(64,024,058)

NET GAIN ON INVESTMENTS	13,626,445

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,838,379

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(4,788,066)	$(4,502,112)
Net realized gain on investment transactions	77,650,503	109,463,142
Net change in unrealized appreciation (depreciation) on investments	(64,024,058)	(74,864,858)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,838,379	30,096,172

FUND SHARE TRANSACTIONS:
Fund share sold [2,500,047 and 2,416,824 shares, respectively]	83,574,561	72,069,558
Fund share repurchased [6,748,186 and 4,365,632 shares, respectively]	(221,627,192)	(130,183,618)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(138,052,631)	(58,114,060)

TOTAL DECREASE IN NET ASSETS	(129,214,252)	(28,017,888)
NET ASSETS:
Beginning of year	866,587,423	894,605,311

End of year	$737,373,171	$866,587,423

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.0%
Astronics Corp.*	74,900	$3,049,179
Esterline Technologies Corp.*	26,617	2,155,977
HEICO Corp. (Class A Stock)	182,680	8,987,856
Hexcel Corp.	106,880	4,964,576
Moog, Inc. (Class A Stock)*	7,782	471,589
Teledyne Technologies, Inc.*	32,800	2,909,360

		22,538,537

Airlines — 0.2%
Virgin America, Inc.*(a)	44,198	1,591,570

Auto Components — 0.9%
Gentherm, Inc.*	55,390	2,625,486
Tenneco, Inc.*	86,270	3,960,656

		6,586,142

Banks — 2.7%
FCB Financial Holdings, Inc. (Class A Stock)*	68,740	2,460,205
First Merchants Corp.	137,418	3,493,166
Great Western Bancorp, Inc.	78,085	2,266,027
Lakeland Financial Corp.	39,970	1,863,401
Sandy Spring Bancorp, Inc.	56,944	1,535,210
Sterling Bancorp	111,900	1,815,018
Western Alliance Bancorp*	194,080	6,959,709

		20,392,736

Biotechnology — 14.8%
Achillion Pharmaceuticals, Inc.*(a)	179,494	1,936,740
Acorda Therapeutics, Inc.*(a)	61,263	2,620,831
Agios Pharmaceuticals, Inc.*(a)	27,563	1,789,390
Aimmune Therapeutics, Inc.*	75,270	1,388,732
Alder Biopharmaceuticals, Inc.*(a)	82,340	2,719,690
Amicus Therapeutics, Inc.*(a)	460,619	4,468,004
Anacor Pharmaceuticals, Inc.*(a)	41,920	4,735,702
Ascendis Pharma A/S (Denmark), ADR*(a)	85,470	1,565,810
aTyr Pharma, Inc.*(a)	108,161	1,063,223
BioCryst Pharmaceuticals, Inc.*(a)	298,183	3,077,249
Bluebird Bio, Inc.*	36,155	2,321,874
Blueprint Medicines Corp.*(a)	65,470	1,724,480
Celyad (Belgium), ADR*(a)	25,980	1,414,611
Cepheid, Inc.*(a)	79,528	2,905,158
Chimerix, Inc.*	63,438	567,770
DBV Technologies SA (France), ADR*(a)	43,900	1,594,009
Five Prime Therapeutics, Inc.*	117,460	4,874,590
Flexion Therapeutics, Inc.*	82,990	1,599,217
Global Blood Therapeutics, Inc.*(a)	50,760	1,641,071
Ignyta, Inc.*	131,310	1,759,554
Immune Design Corp.*(a)	101,860	2,045,349
Inotek Pharmaceuticals Corp.*	143,470	1,625,515
Kite Pharma, Inc.*(a)	37,000	2,279,940
Ligand Pharmaceuticals, Inc.*(a)	36,330	3,938,899
Lion Biotechnologies, Inc.*(a)	229,720	1,773,438
Loxo Oncology, Inc.*(a)	126,391	3,595,824
Myriad Genetics, Inc.*(a)	109,800	4,738,968
NantKwest, Inc.*(a)	87,690	1,519,668
Neurocrine Biosciences, Inc.*	121,320	6,863,074
Novavax, Inc.*(a)	389,299	3,266,219
Ophthotech Corp.*(a)	49,836	3,913,621
Otonomy, Inc.*(a)	94,379	2,619,017

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Portola Pharmaceuticals, Inc.*	85,202	$4,383,643
Pronai Therapeutics, Inc. (Canada)*(a)	63,020	947,821
PTC Therapeutics, Inc.*	49,651	1,608,692
Puma Biotechnology, Inc.*(a)	13,524	1,060,282
REGENXBIO, Inc.*(a)	63,440	1,053,104
Sage Therapeutics, Inc.*(a)	44,598	2,600,063
Spark Therapeutics, Inc.*(a)	41,740	1,891,239
TESARO, Inc.*(a)	69,642	3,643,669
Ultragenyx Pharmaceutical, Inc.*	64,524	7,238,303
Vital Therapies, Inc.*(a)	184,754	2,128,366

		110,502,419

Building Products — 0.9%
AAON, Inc.	119,129	2,766,175
Lennox International, Inc.	31,234	3,901,127

		6,667,302

Capital Markets — 1.0%
Evercore Partners, Inc. (Class A Stock)	59,395	3,211,488
HFF, Inc. (Class A Stock)	100,558	3,124,337
WisdomTree Investments, Inc.	84,850	1,330,448

		7,666,273

Chemicals — 1.3%
Chemtura Corp.*	151,171	4,122,433
OMNOVA Solutions, Inc.*	275,180	1,686,853
PolyOne Corp.	114,430	3,634,297

		9,443,583

Commercial Services & Supplies — 2.0%
Deluxe Corp.	57,534	3,137,904
Interface, Inc.	132,395	2,534,040
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	288,810	6,963,209
Steelcase, Inc. (Class A Stock)	161,100	2,400,390

		15,035,543

Communications Equipment — 0.8%
Ciena Corp.*(a)	101,898	2,108,270
NetScout Systems, Inc.*	119,965	3,682,925

		5,791,195

Construction Materials — 0.9%
Headwaters, Inc.*	407,080	6,867,440

Containers & Packaging — 1.0%
Graphic Packaging Holding Co.	296,493	3,804,005
Silgan Holdings, Inc.	68,662	3,688,523

		7,492,528

Distributors — 0.4%
Core-Mark Holding Co., Inc.	38,982	3,194,185

Diversified Financial Services — 0.8%
MarketAxess Holdings, Inc.	53,065	5,921,523

Diversified Telecommunication Services — 0.2%
Vonage Holdings Corp.*	278,540	1,598,820

Electrical Equipment — 1.0%
AZZ, Inc.	70,908	3,940,358
Generac Holdings, Inc.*(a)	107,752	3,207,777

		7,148,135

Electronic Equipment, Instruments & Components — 1.4%
CDW Corp.	62,107	2,610,978

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
ePlus, Inc.*	29,942	$2,792,391
FEI Co.	35,358	2,821,215
Rogers Corp.*	45,130	2,327,354

		10,551,938

Energy Equipment & Services — 0.1%
Forum Energy Technologies, Inc.*	72,249	900,222

Food & Staples Retailing — 2.6%
Casey’s General Stores, Inc.	103,076	12,415,504
Natural Grocers By Vitamin Cottage, Inc.*(a).	149,548	3,046,293
PriceSmart, Inc.(a)	44,508	3,693,719

		19,155,516

Food Products — 2.5%
Pinnacle Foods, Inc.	156,040	6,625,458
Post Holdings, Inc.*(a)	59,710	3,684,107
Snyder’s-Lance, Inc.(a)	93,449	3,205,301
TreeHouse Foods, Inc.*	61,534	4,827,958

		18,342,824

Health Care Equipment & Supplies — 8.4%
Anika Therapeutics, Inc.*	73,300	2,797,128
AtriCure, Inc.*(a)	233,030	5,229,193
Atrion Corp.	9,088	3,464,346
ConforMIS, Inc.*(a)	126,644	2,189,675
Cynosure, Inc. (Class A Stock)*	76,700	3,426,189
DexCom, Inc.*	90,620	7,421,778
Entellus Medical, Inc.*(a)	42,485	716,297
Globus Medical, Inc. (Class A Stock)*(a)	189,063	5,259,733
ICU Medical, Inc.*	32,904	3,710,913
LivaNova PLC*	41,405	2,458,215
NxStage Medical, Inc.*(a)	336,384	7,370,173
STERIS PLC	82,650	6,226,851
Vascular Solutions, Inc.*	107,835	3,708,446
West Pharmaceutical Services, Inc.	101,850	6,133,407
Zeltiq Aesthetics, Inc.*(a)	102,390	2,921,187

		63,033,531

Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc.*(a)	120,300	7,513,938
HealthSouth Corp.	110,692	3,853,188
Team Health Holdings, Inc.*	75,849	3,329,013
US Physical Therapy, Inc.	60,719	3,259,396
WellCare Health Plans, Inc.*	53,767	4,205,117

		22,160,652

Health Care Technology — 0.4%
Omnicell, Inc.*	101,955	3,168,761

Hotels, Restaurants & Leisure — 5.6%
Bloomin’ Brands, Inc.	248,610	4,199,023
Brinker International, Inc.	53,783	2,578,895
Buffalo Wild Wings, Inc.*	13,058	2,084,710
ClubCorp Holdings, Inc.	279,841	5,112,695
Del Frisco’s Restaurant Group, Inc.*	179,050	2,868,381
Dunkin’ Brands Group, Inc.	53,730	2,288,361
La Quinta Holdings, Inc.*	241,678	3,289,238
Marriott Vacations Worldwide Corp.	56,837	3,236,867
Papa John’s International, Inc.	20,269	1,132,429
Popeyes Louisiana Kitchen, Inc.*	74,473	4,356,671
Red Robin Gourmet Burgers, Inc.*	100,160	6,183,878

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Wingstop, Inc.*(a)	201,293	$4,591,493

		41,922,641

Household Durables — 0.5%
Taylor Morrison Home Corp. (Class A Stock)*	100,206	1,603,296
TopBuild Corp.*	70,720	2,176,054

		3,779,350

Insurance — 0.9%
AMERISAFE, Inc.	74,157	3,774,591
James River Group Holdings Ltd.	89,061	2,987,106

		6,761,697

Internet & Catalog Retail — 0.5%
HSN, Inc.	73,838	3,741,371

Internet Software & Services — 6.1%
comScore, Inc.*(a)	226,278	9,311,341
Demandware, Inc.*(a)	97,175	5,244,534
Envestnet, Inc.*(a)	124,246	3,708,743
Everyday Health, Inc.*	187,381	1,128,034
Five9, Inc.*	271,538	2,362,381
j2 Global, Inc.	56,156	4,622,762
LogMeIn, Inc.*	169,443	11,369,625
Marketo, Inc.*	53,319	1,530,788
Q2 Holdings, Inc.*	51,270	1,351,990
Textura Corp.*(a)	76,350	1,647,633
WebMD Health Corp.*	71,468	3,451,904

		45,729,735

IT Services — 5.8%
Black Knight Financial Services, Inc. (Class A Stock)*	82,906	2,740,872
Blackhawk Network Holdings, Inc.*	38,410	1,698,106
CACI International, Inc. (Class A Stock)*	27,584	2,559,243
Cardtronics, Inc.*	139,785	4,703,765
Cass Information Systems, Inc.	55,080	2,834,417
EPAM Systems, Inc.*	57,797	4,544,000
Euronet Worldwide, Inc.*	78,260	5,668,372
ExlService Holdings, Inc.*	109,644	4,926,305
Heartland Payment Systems, Inc.	68,911	6,534,141
MAXIMUS, Inc.	77,350	4,350,937
WEX, Inc.*	27,830	2,460,172

		43,020,330

Leisure Products — 0.6%
Arctic Cat, Inc.(a)	75,951	1,244,077
Vista Outdoor, Inc.*	71,013	3,160,789

		4,404,866

Life Sciences Tools & Services — 0.6%
PAREXEL International Corp.*	64,134	4,368,808

Machinery — 1.3%
Altra Industrial Motion Corp.	70,382	1,765,181
John Bean Technologies Corp.	79,941	3,983,460
Toro Co. (The)	51,822	3,786,633

		9,535,274

Media — 0.9%
IMAX Corp.*(a)	189,430	6,732,342

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 0.6%
Burlington Stores, Inc.*	110,416	$4,736,846

Oil, Gas & Consumable Fuels — 0.9%
Carrizo Oil & Gas, Inc.*	43,290	1,280,518
Diamondback Energy, Inc.*	21,390	1,430,991
RSP Permian, Inc.*	152,989	3,731,402

		6,442,911

Paper & Forest Products — 0.4%
Boise Cascade Co.*	111,547	2,847,795

Pharmaceuticals — 2.0%
Aerie Pharmaceuticals, Inc.*	122,842	2,991,203
Aratana Therapeutics, Inc.*	188,820	1,053,616
BioDelivery Sciences International, Inc.*(a)	284,550	1,362,995
Intersect ENT, Inc.*	222,919	5,015,678
Relypsa, Inc.*(a)	115,977	3,286,788
XenoPort, Inc.*(a)	211,030	1,158,555

		14,868,835

Professional Services — 1.8%
Exponent, Inc.	92,770	4,633,861
GP Strategies Corp.*	80,376	2,018,241
On Assignment, Inc.*	90,399	4,063,435
WageWorks, Inc.*	52,846	2,397,623

		13,113,160

Real Estate Investment Trusts (REITs) — 0.8%
CoreSite Realty Corp.	69,015	3,914,531
Sunstone Hotel Investors, Inc.	197,922	2,472,046

		6,386,577

Road & Rail — 0.6%
Celadon Group, Inc.	107,447	1,062,651
Knight Transportation, Inc.	42,100	1,020,083
Marten Transport Ltd.	81,862	1,448,957
Swift Transportation Co.*(a)	92,319	1,275,849

		4,807,540

Semiconductors & Semiconductor Equipment — 3.8%
Cavium, Inc.*	48,140	3,163,279
Integrated Device Technology, Inc.*	140,775	3,709,421
M/A-COM Technology Solutions Holdings, Inc.*(a)	59,880	2,448,493
MKS Instruments, Inc.	91,033	3,277,188
Monolithic Power Systems, Inc.	104,000	6,625,840
SunEdison Semiconductor Ltd.*	80,110	628,062
SunPower Corp.*(a)	93,183	2,796,422
Tower Semiconductor Ltd. (Israel)*	394,238	5,542,986

		28,191,691

Software — 8.3%
Aspen Technology, Inc.*	67,283	2,540,606
Fair Isaac Corp.	51,185	4,820,603
FleetMatics Group PLC*(a)	64,215	3,261,480
HubSpot, Inc.*	50,257	2,829,972
Manhattan Associates, Inc.*	51,456	3,404,843
Paycom Software, Inc.*	58,812	2,213,096
Proofpoint, Inc.*(a)	132,850	8,636,579
PTC, Inc.*	66,170	2,291,467
Qualys, Inc.*	1,206	39,906
RingCentral, Inc. (Class A Stock)*	250,140	5,898,301
Take-Two Interactive Software, Inc.*(a)	247,700	8,629,868

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Tyler Technologies, Inc.*	32,029	$5,583,295
Ultimate Software Group, Inc. (The)*	44,735	8,746,140
Verint Systems, Inc.*	72,643	2,946,400

		61,842,556

Specialty Retail — 2.7%
DSW, Inc. (Class A Stock)	139,100	3,318,926
Five Below, Inc.*(a)	113,387	3,639,723
Lithia Motors, Inc. (Class A Stock)	50,120	5,346,300
Party City Holdco, Inc.*	127,782	1,649,666
Restoration Hardware Holdings, Inc.*(a)	82,550	6,558,598

		20,513,213

Textiles, Apparel & Luxury Goods — 3.3%
Carter’s, Inc.	45,540	4,054,426
G-III Apparel Group Ltd.*	149,171	6,602,308
Kate Spade & Co.*	193,859	3,444,874
Oxford Industries, Inc.	43,806	2,795,699
Steven Madden Ltd.*	226,136	6,833,830
Vince Holding Corp.*	194,539	890,989

		24,622,126

Thrifts & Mortgage Finance — 0.8%
EverBank Financial Corp.	183,443	2,931,419
LendingTree, Inc.*	12,430	1,109,750
MGIC Investment Corp.*(a)	247,160	2,182,423

		6,223,592

TOTAL LONG-TERM INVESTMENTS (cost $730,140,361)		740,344,631

SHORT-TERM INVESTMENT — 16.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $123,058,593; includes $114,976,728 of cash collateral for securities on loan)(b)(w)(Note 4)	123,058,593	123,058,593

TOTAL INVESTMENTS — 115.6% (cost $853,198,954)		863,403,224
Liabilities in excess of other assets — (15.6)%		(116,599,895)

NET ASSETS — 100.0%		$746,803,329

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $111,344,573; cash collateral of $114,976,728 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$22,538,537	$—	$—
Airlines	1,591,570	—	—
Auto Components	6,586,142	—	—
Banks	20,392,736	—	—
Biotechnology	110,502,419	—	—
Building Products	6,667,302	—	—
Capital Markets	7,666,273	—	—
Chemicals	9,443,583	—	—
Commercial Services & Supplies	15,035,543	—	—
Communications Equipment	5,791,195	—	—
Construction Materials	6,867,440	—	—
Containers & Packaging	7,492,528	—	—
Distributors	3,194,185	—	—
Diversified Financial Services	5,921,523	—	—
Diversified Telecommunication Services	1,598,820	—	—
Electrical Equipment	7,148,135	—	—
Electronic Equipment, Instruments & Components	10,551,938	—	—
Energy Equipment & Services	900,222	—	—
Food & Staples Retailing	19,155,516	—	—
Food Products	18,342,824	—	—
Health Care Equipment & Supplies	63,033,531	—	—
Health Care Providers & Services	22,160,652	—	—
Health Care Technology	3,168,761	—	—
Hotels, Restaurants & Leisure	41,922,641	—	—
Household Durables	3,779,350	—	—
Insurance	6,761,697	—	—
Internet & Catalog Retail	3,741,371	—	—
Internet Software & Services	45,729,735	—	—
IT Services	43,020,330	—	—
Leisure Products	4,404,866	—	—
Life Sciences Tools & Services	4,368,808	—	—
Machinery	9,535,274	—	—
Media	6,732,342	—	—
Multiline Retail	4,736,846	—	—
Oil, Gas & Consumable Fuels	6,442,911	—	—
Paper & Forest Products	2,847,795	—	—
Pharmaceuticals	14,868,835	—	—
Professional Services	13,113,160	—	—
Real Estate Investment Trusts (REITs)	6,386,577	—	—
Road & Rail	4,807,540	—	—
Semiconductors & Semiconductor Equipment	28,191,691	—	—
Software	61,842,556	—	—
Specialty Retail	20,513,213	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Textiles, Apparel & Luxury Goods	$24,622,126	$—	$—
Thrifts & Mortgage Finance	6,223,592	—	—
Affiliated Money Market Mutual Fund	123,058,593	—	—

Total	$863,403,224	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (15.4% represents investments purchased with collateral from securities on loan)	16.5%
Biotechnology	14.8
Health Care Equipment & Supplies	8.4
Software	8.3
Internet Software & Services	6.1
IT Services	5.8
Hotels, Restaurants & Leisure	5.6
Semiconductors & Semiconductor Equipment	3.8
Textiles, Apparel & Luxury Goods	3.3
Aerospace & Defense	3.0
Health Care Providers & Services	3.0
Specialty Retail	2.7
Banks	2.7
Food & Staples Retailing	2.6
Food Products	2.5
Commercial Services & Supplies	2.0
Pharmaceuticals	2.0
Professional Services	1.8
Electronic Equipment, Instruments & Components	1.4
Machinery	1.3
Chemicals	1.3
Capital Markets	1.0

Containers & Packaging	1.0%
Electrical Equipment	1.0
Construction Materials	0.9
Insurance	0.9
Media	0.9
Building Products	0.9
Auto Components	0.9
Oil, Gas & Consumable Fuels	0.9
Real Estate Investment Trusts (REITs)	0.8
Thrifts & Mortgage Finance	0.8
Diversified Financial Services	0.8
Communications Equipment	0.8
Road & Rail	0.6
Multiline Retail	0.6
Leisure Products	0.6
Life Sciences Tools & Services	0.6
Household Durables	0.5
Internet & Catalog Retail	0.5
Distributors	0.4
Health Care Technology	0.4
Paper & Forest Products	0.4
Diversified Telecommunication Services	0.2
Airlines	0.2
Energy Equipment & Services	0.1

115.6
Liabilities in excess of other assets	(15.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $111,344,573:
Unaffiliated investments (cost $730,140,361)	$740,344,631
Affiliated investments (cost $123,058,593)	123,058,593
Receivable for investments sold	1,213,046
Dividends receivable	647,899
Receivable for fund share sold	487,493
Tax reclaim receivable	78,585
Prepaid expenses	9,483

Total Assets	865,839,730

LIABILITIES:
Payable to broker for collateral for securities on loan	114,976,728
Payable for investments purchased	3,373,090
Advisory fees payable	323,303
Payable for fund share repurchased	265,783
Accrued expenses and other liabilities	75,917
Distribution fee payable	21,240
Affiliated transfer agent fee payable	340

Total Liabilities	119,036,401

NET ASSETS	$746,803,329

Net assets were comprised of:
Paid-in capital	$401,569,397
Retained earnings	345,233,932

Net assets, December 31, 2015	$746,803,329

Net asset value and redemption price per share, $746,803,329 / 51,809,999 outstanding shares of beneficial interest	$14.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $20,200 foreign withholding tax)	$4,932,695
Affiliated income from securities lending, net	1,829,525
Affiliated dividend income	16,860

6,779,080

EXPENSES
Advisory fees	7,117,773
Distribution fee	1,446,002
Custodian and accounting fees	137,000
Audit fee	22,000
Trustees’ fees	19,000
Legal fees and expenses	12,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Loan interest expense	2,585
Miscellaneous	14,531

Total expenses	8,793,891

NET INVESTMENT LOSS	(2,014,811)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	37,778,429

Net change in unrealized appreciation (depreciation) on:
Investments	(23,326,079)
Foreign currencies	(8,256)

(23,334,335)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	14,444,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,429,283

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,014,811)	$(999,127)
Net realized gain on investment and foreign currency transactions	37,778,429	199,013,919
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(23,334,335)	(161,841,740)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,429,283	36,173,052

FUND SHARE TRANSACTIONS:
Fund share sold [8,465,270 and 4,323,851 shares, respectively]	125,769,646	59,495,230
Fund share repurchased [13,013,834 and 8,940,021 shares, respectively]	(193,216,285)	(120,907,135)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(67,446,639)	(61,411,905)

TOTAL DECREASE IN NET ASSETS	(55,017,356)	(25,238,853)
NET ASSETS:
Beginning of year	801,820,685	827,059,538

End of year	$746,803,329	$801,820,685

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 98.2%	Shares	Value (Note 2)
Aerospace & Defense — 2.5%
AAR Corp.	92,300	$2,426,567
Cubic Corp.	37,000	1,748,250
Curtiss-Wright Corp.	57,949	3,969,507
Hexcel Corp.	85,577	3,975,052
Moog, Inc. (Class A Stock)*	5,650	342,390
Teledyne Technologies, Inc.*	25,029	2,220,072
Triumph Group, Inc.	120,687	4,797,308
Vectrus, Inc.*	169,200	3,534,588

		23,013,734

Air Freight & Logistics — 0.3%
Atlas Air Worldwide Holdings, Inc.*	76,000	3,141,840

Airlines — 0.6%
Hawaiian Holdings, Inc.*(a)	141,302	4,992,200
JetBlue Airways Corp.*	18,800	425,820

		5,418,020

Auto Components — 1.8%
Cooper Tire & Rubber Co.	165,900	6,279,315
Dana Holding Corp.	84,200	1,161,960
Dorman Products, Inc.*(a)	86,391	4,100,981
Horizon Global Corp.*	216,911	2,249,367
Metaldyne Performance Group, Inc.	46,200	847,308
Stoneridge, Inc.*	134,200	1,986,160

		16,625,091

Banks — 15.9%
1st Source Corp.	6,950	214,547
Ameris Bancorp	30,900	1,050,291
Banc of California, Inc.	337,600	4,935,712
Bank of Marin Bancorp	7,100	379,140
BankUnited, Inc.	57,925	2,088,776
Banner Corp.	15,600	715,416
BBCN Bancorp, Inc.	30,500	525,210
Berkshire Hills Bancorp, Inc.	12,500	363,875
BNC Bancorp	8,900	225,882
Boston Private Financial Holdings, Inc.	183,910	2,085,539
Cascade Bancorp*	53,100	322,317
Cathay General Bancorp	30,100	943,033
Chemical Financial Corp.	12,585	431,288
Citizens & Northern Corp.(a)	12,600	264,600
Columbia Banking System, Inc.	12,671	411,934
Community Trust Bancorp, Inc.	23,346	816,176
CommunityOne Bancorp*	11,600	156,252
ConnectOne Bancorp, Inc.	15,280	285,583
Customers Bancorp, Inc.*	100,440	2,733,977
Eagle Bancorp, Inc.*	108,428	5,472,361
East West Bancorp, Inc.	19,483	809,713
Enterprise Financial Services Corp.	47,900	1,357,965
Fidelity Southern Corp.	90,275	2,014,035
Financial Institutions, Inc.	24,900	697,200
First Bancorp	9,700	181,778
First Busey Corp.	8,366	172,591
First Business Financial Services, Inc.	30,900	772,809
First Citizens BancShares, Inc. (Class A Stock)	2,600	671,242
First Commonwealth Financial Corp.	193,800	1,757,766
First Community Bancshares, Inc.	36,600	681,858
First Financial Bancorp	30,500	551,135

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
First Financial Corp.	7,900	$268,363
First Horizon National Corp.	337,838	4,905,408
First Interstate Bancsystem, Inc. (Class A Stock)	65,000	1,889,550
First Merchants Corp.	55,500	1,410,810
First Midwest Bancorp, Inc.	50,500	930,715
First NBC Bank Holding Co.*	150,127	5,613,249
First Niagara Financial Group, Inc.	65,017	705,434
First of Long Island Corp. (The)	7,400	222,000
FirstMerit Corp.	327,197	6,102,224
Flushing Financial Corp.	19,300	417,652
Franklin Financial Network, Inc.*	30,300	950,814
Fulton Financial Corp.	183,500	2,387,335
German American Bancorp, Inc.	4,900	163,268
Great Southern Bancorp, Inc.	15,600	706,056
Green Bancorp, Inc.*	24,900	260,952
Hampton Roads Bankshares, Inc.*	31,500	57,960
Hancock Holding Co.	189,902	4,779,833
Hanmi Financial Corp.	229,475	5,443,147
Heartland Financial USA, Inc.	40,800	1,279,488
Heritage Financial Corp.	19,800	373,032
Hilltop Holdings, Inc.*	79,400	1,526,068
Horizon Bancorp	18,800	525,648
Iberiabank Corp.	89,823	4,946,553
Independent Bank Corp.	22,300	1,037,396
Independent Bank Corporation	47,700	726,471
Investors Bancorp, Inc.	331,963	4,129,620
MainSource Financial Group, Inc.	36,500	835,120
MB Financial, Inc.	141,848	4,591,620
National Penn Bancshares, Inc.	57,764	712,230
NBT Bancorp, Inc.	54,038	1,506,579
PacWest Bancorp	123,159	5,308,153
Park Sterling Corp.	37,400	273,768
Pinnacle Financial Partners, Inc.	105,910	5,439,538
Preferred Bank	64,400	2,126,488
PrivateBancorp, Inc.	145,300	5,960,206
Republic Bancorp, Inc. (Class A Stock)	12,246	323,417
Sierra Bancorp	19,800	349,470
Simmons First National Corp. (Class A Stock)	8,600	441,696
South State Corp.	10,311	741,876
Southwest Bancorp, Inc.	81,633	1,426,945
Sterling Bancorp	691,177	11,210,891
Stock Yards Bancorp, Inc.	7,900	298,541
Stonegate Bank	22,400	736,064
TCF Financial Corp.	314,590	4,442,011
Tompkins Financial Corp.	7,100	398,736
Trico Bancshares	121,700	3,339,448
Tristate Capital Holdings, Inc.*	39,800	556,802
Triumph Bancorp, Inc.*	28,300	466,950
Trustmark Corp.	17,900	412,416
Union Bankshares Corp.	16,622	419,539
Univest Corp. of Pennsylvania	43,646	910,456
Webster Financial Corp.	25,600	952,064
WesBanco, Inc.	83,200	2,497,664
West Bancorporation, Inc.	26,600	525,350
Wilshire Bancorp, Inc.	264,900	3,059,595
Wintrust Financial Corp.	57,000	2,765,640

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Yadkin Financial Corp.	18,800	$473,196

		149,351,516

Biotechnology — 0.7%
Applied Genetic Technologies Corp.*	3,600	73,440
Avalanche Biotechnologies, Inc.*	3,300	31,416
Calithera Biosciences, Inc.*(a)	133,400	1,021,844
Cara Therapeutics, Inc.*	16,100	271,446
Celldex Therapeutics, Inc.*(a)	79,800	1,251,264
Dicerna Pharmaceuticals, Inc.*	11,300	134,131
Immune Design Corp.*	6,400	128,512
Kite Pharma, Inc.*(a)	8,600	529,932
Lexicon Pharmaceuticals, Inc.*(a)	65,200	867,812
Merrimack Pharmaceuticals, Inc.*(a)	34,500	272,550
Sage Therapeutics, Inc.*(a)	16,500	961,950
Ultragenyx Pharmaceutical, Inc.*	8,000	897,440
Zafgen, Inc.*	5,300	33,337

		6,475,074

Building Products — 0.1%
Gibraltar Industries, Inc.*	19,700	501,168

Capital Markets — 1.4%
Arlington Asset Investment Corp. (Class A Stock)(a)	140,900	1,864,107
BGC Partners, Inc. (Class A Stock)	141,400	1,387,134
Federated Investors, Inc. (Class B Stock)	67,942	1,946,538
Hercules Technology Growth Capital, Inc.(a)	309,671	3,774,889
Houlihan Lokey, Inc.	17,900	469,159
INTL. FCStone, Inc.*	8,300	277,718
Piper Jaffray Cos.*	50,100	2,024,040
Stifel Financial Corp.*	31,500	1,334,340

		13,077,925

Chemicals — 1.9%
Cabot Corp.	72,863	2,978,639
FutureFuel Corp.	47,200	637,200
Innophos Holdings, Inc.	89,165	2,584,002
Innospec, Inc.	5,300	287,843
Minerals Technologies, Inc.	53,900	2,471,854
Olin Corp.	133,322	2,301,138
Schulman (A.), Inc.	45,700	1,400,248
Sensient Technologies Corp.	41,871	2,630,336
Trinseo SA*(a)	82,000	2,312,400

		17,603,660

Commercial Services & Supplies — 3.7%
ABM Industries, Inc.	128,400	3,655,548
ACCO Brands Corp.*	513,300	3,659,829
ARC Document Solutions, Inc.*	54,300	240,006
Clean Harbors, Inc.*(a)	88,318	3,678,445
Essendant, Inc.	14,100	458,391
G&K Services, Inc. (Class A Stock)	41,892	2,635,007
KAR Auction Services, Inc.	69,093	2,558,514
Kimball International, Inc. (Class B Stock)	31,200	304,824
Matthews International Corp. (Class A Stock)	66,905	3,576,072
Quad Graphics, Inc.	470,000	4,371,000
RR Donnelley & Sons Co.(a)	30,534	449,460
Team, Inc.*	93,085	2,974,997
Tetra Tech, Inc.	151,456	3,940,885

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Viad Corp.	50,200	$1,417,146
West Corp.	45,000	970,650

		34,890,774

Communications Equipment — 1.3%
Comtech Telecommunications Corp.	34,000	683,060
EMCORE Corp.*	274,800	1,684,524
Extreme Networks, Inc.*	451,800	1,843,344
Finisar Corp.*	145,402	2,114,145
Ixia*	341,932	4,250,215
Lumentum Holdings, Inc.*	93,520	2,059,310

		12,634,598

Construction & Engineering — 1.2%
Argan, Inc.	53,300	1,726,920
EMCOR Group, Inc.	182,666	8,775,275
Tutor Perini Corp.*	54,700	915,678

		11,417,873

Consumer Finance — 0.4%
Cash America International, Inc.	138,300	4,142,085

Containers & Packaging — 0.6%
Berry Plastics Group, Inc.*	89,871	3,251,533
Silgan Holdings, Inc.	47,371	2,544,770

		5,796,303

Diversified Consumer Services — 0.1%
K12, Inc.*	99,400	874,720

Diversified Financial Services
Gain Capital Holdings, Inc.	25,100	203,561

Diversified Telecommunication Services — 0.9%
Cogent Communications Holdings, Inc.	76,048	2,638,105
IDT Corp. (Class B Stock)	82,600	963,116
Inteliquent, Inc.	246,900	4,387,413

		7,988,634

Electric Utilities — 4.0%
Cleco Corp.	36,200	1,890,002
El Paso Electric Co.	38,600	1,486,100
Empire District Electric Co. (The)	28,000	785,960
Genie Energy Ltd. (Class B Stock)*(a)	41,200	459,380
Great Plains Energy, Inc.	311,359	8,503,214
IDACORP, Inc.	104,055	7,075,740
MGE Energy, Inc.	17,900	830,560
PNM Resources, Inc.	47,900	1,464,303
Portland General Electric Co.	341,639	12,425,410
Spark Energy, Inc. (Class A Stock)(a)	42,700	884,744
Unitil Corp.	14,800	531,024
Westar Energy, Inc.	31,700	1,344,397

		37,680,834

Electrical Equipment — 1.6%
EnerSys	35,300	1,974,329
Generac Holdings, Inc.*(a)	129,630	3,859,085
General Cable Corp.	390,400	5,243,072
Regal-Beloit Corp.	70,125	4,103,715

		15,180,201

Electronic Equipment, Instruments & Components — 2.6%
Benchmark Electronics, Inc.*	136,900	2,829,723
Coherent, Inc.*	42,224	2,749,205

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Fabrinet (Thailand)*	114,200	$2,720,244
GSI Group, Inc.*	14,700	200,214
Insight Enterprises, Inc.*	202,400	5,084,288
Kimball Electronics, Inc.*	111,775	1,228,407
Littelfuse, Inc.	10,900	1,166,409
Sanmina Corp.*	297,968	6,132,181
Tech Data Corp.*	5,200	345,176
Vishay Intertechnology, Inc.(a)	171,800	2,070,190
Vishay Precision Group, Inc.*	14,600	165,272

		24,691,309

Energy Equipment & Services — 1.2%
Archrock, Inc.	137,700	1,035,504
Atwood Oceanics, Inc.(a)	365,800	3,742,134
Basic Energy Services, Inc.*	26,700	71,556
Bristow Group, Inc.(a)	28,700	743,330
Helix Energy Solutions Group, Inc.*	265,900	1,398,634
Hornbeck Offshore Services, Inc.*(a)	75,200	747,488
Matrix Service Co.*	115,100	2,364,154
Parker Drilling Co.*	215,300	391,846
Superior Energy Services, Inc.	31,869	429,275

		10,923,921

Food & Staples Retailing — 0.9%
Andersons, Inc. (The)	24,150	763,865
Casey’s General Stores, Inc.	17,841	2,148,948
SpartanNash Co.	96,500	2,088,260
SUPERVALU, Inc.*	414,400	2,809,632
Village Super Market, Inc. (Class A Stock)	11,200	295,120

		8,105,825

Food Products — 1.9%
Darling Ingredients, Inc.*	364,420	3,833,698
Dean Foods Co.	6,900	118,335
Hain Celestial Group, Inc. (The)*	92,561	3,738,539
John B. Sanfilippo & Son, Inc.	26,500	1,431,795
Pinnacle Foods, Inc.	43,600	1,851,256
Snyder’s-Lance, Inc.(a)	61,758	2,118,299
TreeHouse Foods, Inc.*	58,219	4,567,863

		17,659,785

Gas Utilities — 1.6%
Laclede Group, Inc. (The)	17,100	1,015,911
New Jersey Resources Corp.	194,400	6,407,424
Northwest Natural Gas Co.	33,900	1,715,679
Southwest Gas Corp.	47,600	2,625,616
WGL Holdings, Inc.	50,600	3,187,294

		14,951,924

Health Care Equipment & Supplies — 1.2%
Cynosure, Inc. (Class A Stock)*	38,400	1,715,328
Greatbatch, Inc.*	9,300	488,250
ICU Medical, Inc.*	26,800	3,022,504
NuVasive, Inc.*	51,400	2,781,254
OraSure Technologies, Inc.*	54,800	352,912
Sientra, Inc.*	9,000	53,280
Teleflex, Inc.(a)	24,334	3,198,704

		11,612,232

Health Care Providers & Services — 2.6%
Alliance HealthCare Services, Inc.*	5,500	50,490

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Amsurg Corp.*	97,977	$7,446,252
Cross Country Healthcare, Inc.*	264,300	4,331,877
HealthSouth Corp.	138,024	4,804,615
Kindred Healthcare, Inc.	51,500	613,365
Molina Healthcare, Inc.*(a)	61,800	3,716,034
PharMerica Corp.*	101,200	3,542,000
WellCare Health Plans, Inc.*	3,000	234,630

		24,739,263

Hotels, Restaurants & Leisure — 0.2%
Fogo De Chao, Inc.*(a)	10,300	156,148
Isle of Capri Casinos, Inc.*	30,700	427,651
Ruth’s Hospitality Group, Inc.	78,900	1,256,088
Speedway Motorsports, Inc.	9,318	193,069

		2,032,956

Household Durables — 1.1%
CalAtlantic Group, Inc.	39,869	1,511,832
Ethan Allen Interiors, Inc.	51,008	1,419,043
Helen of Troy Ltd.*	65,000	6,126,250
Lifetime Brands, Inc.	54,800	726,648
NACCO Industries, Inc. (Class A Stock)	7,100	299,620
Skullcandy, Inc.*	21,971	103,923

		10,187,316

Household Products — 0.2%
Central Garden & Pet Co. (Class A Stock)*	169,500	2,305,200

Independent Power & Renewable Electricity Producers — 0.3%
Atlantic Power Corp.(a)	404,300	796,471
Dynegy, Inc.*	144,100	1,930,940
Ormat Technologies, Inc.	11,200	408,464

		3,135,875

Insurance — 5.9%
American Equity Investment Life Holding Co.(a)	179,900	4,322,997
AMERISAFE, Inc.	51,600	2,626,440
AmTrust Financial Services, Inc.	32,369	1,993,283
Aspen Insurance Holdings Ltd.	33,200	1,603,560
Assured Guaranty Ltd.	25,700	679,251
CNO Financial Group, Inc.	347,046	6,625,108
Employers Holdings, Inc.	96,403	2,631,802
Endurance Specialty Holdings Ltd.	36,914	2,362,127
Fidelity & Guaranty Life	37,800	958,986
First American Financial Corp.	22,400	804,160
Hanover Insurance Group, Inc. (The)	78,535	6,388,037
Horace Mann Educators Corp.	163,115	5,412,156
Infinity Property & Casualty Corp.	49,830	4,097,521
Maiden Holdings Ltd.	231,800	3,456,138
Selective Insurance Group, Inc.	41,700	1,400,286
Stewart Information Services Corp.	42,900	1,601,457
Symetra Financial Corp.	92,200	2,929,194
United Fire Group, Inc.	17,800	681,918
Validus Holdings Ltd.	109,786	5,081,994

		55,656,415

Internet Software & Services — 0.3%
Blucora, Inc.*	89,700	879,060
RetailMeNot, Inc.*	205,300	2,036,576

		2,915,636

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — 1.6%
Everi Holdings, Inc.*	292,700	$1,284,953
ExlService Holdings, Inc.*	98,623	4,431,131
Heartland Payment Systems, Inc.	46,725	4,430,465
Sykes Enterprises, Inc.*	141,000	4,339,980
TeleTech Holdings, Inc.	20,700	577,737

		15,064,266

Leisure Products — 0.5%
Arctic Cat, Inc.(a)	76,374	1,251,006
Callaway Golf Co.	389,063	3,664,973

		4,915,979

Life Sciences Tools & Services — 1.1%
Charles River Laboratories International, Inc.*	70,706	5,684,055
PerkinElmer, Inc.	87,976	4,712,874

		10,396,929

Machinery — 3.2%
Actuant Corp. (Class A Stock)	144,615	3,464,975
Altra Industrial Motion Corp.	82,732	2,074,919
EnPro Industries, Inc.	77,628	3,403,212
Global Brass & Copper Holdings, Inc.	208,000	4,430,400
Hurco Cos., Inc.	6,200	164,672
Hyster-Yale Materials Handling, Inc.	18,700	980,815
ITT Corp.	101,479	3,685,717
Kadant, Inc.	54,700	2,221,367
Meritor, Inc.*	289,200	2,414,820
Trimas Corp.*	217,498	4,056,338
Watts Water Technologies, Inc. (Class A Stock)	68,767	3,415,657

		30,312,892

Marine — 0.5%
Matson, Inc.	102,100	4,352,523

Media — 0.4%
EW Scripps Co. (The) (Class A Stock) (Class A Stock)	21,463	407,797
Journal Media Group, Inc.	65,457	786,793
Sinclair Broadcast Group, Inc. (Class A Stock)	78,316	2,548,403

		3,742,993

Metals & Mining — 0.7%
Allegheny Technologies, Inc.(a)	227,449	2,558,801
Commercial Metals Co.	196,100	2,684,609
Schnitzer Steel Industries, Inc. (Class A Stock)	52,400	752,988
Worthington Industries, Inc.	32,300	973,522

		6,969,920

Multi-Utilities — 0.5%
NorthWestern Corp.	78,077	4,235,677

Oil, Gas & Consumable Fuels — 2.7%
Bill Barrett Corp.*(a)	94,500	371,385
Bonanza Creek Energy, Inc.*	69,600	366,792
Callon Petroleum Co.*	530,800	4,426,872
Carrizo Oil & Gas, Inc.*	51,041	1,509,793
Delek US Holdings, Inc.	82,400	2,027,040
Diamondback Energy, Inc.*	35,654	2,385,253
Gastar Exploration, Inc.*	97,800	128,118

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Green Plains, Inc.	131,300	$3,006,770
Memorial Resource Development Corp.*(a)	126,660	2,045,559
Oasis Petroleum, Inc.*(a)	151,265	1,114,823
Pacific Ethanol, Inc.*	190,400	910,112
Panhandle Oil and Gas, Inc. (Class A Stock)	10,700	172,912
Renewable Energy Group, Inc.*	204,500	1,899,805
REX American Resources Corp.*(a)	15,500	838,085
Rex Energy Corp.*(a)	881,900	925,995
Stone Energy Corp.*	87,600	375,804
Western Refining, Inc.	6,300	224,406
World Fuel Services Corp.	67,208	2,584,820

		25,314,344

Paper & Forest Products — 0.5%
Domtar Corp.	14,800	546,860
P.H. Glatfelter Co.	16,600	306,104
Schweitzer-Mauduit International, Inc.	94,800	3,980,652

		4,833,616

Personal Products
Revlon, Inc. (Class A Stock)*	14,800	412,032

Pharmaceuticals — 0.3%
Amphastar Pharmaceuticals, Inc.*	33,300	473,859
Impax Laboratories, Inc.*	19,500	833,820
Medicines Co. (The)*(a)	11,900	444,346
Revance Therapeutics, Inc.*	9,700	331,352
Zynerba Pharmaceuticals, Inc.*(a)	87,300	879,111

		2,962,488

Professional Services — 2.7%
CRA International, Inc.*	21,100	393,515
Heidrick & Struggles International, Inc.	30,900	841,098
Huron Consulting Group, Inc.*	105,866	6,288,440
Kelly Services, Inc. (Class A Stock)	116,500	1,881,475
Korn/Ferry International	219,439	7,280,986
Resources Connection, Inc.	81,000	1,323,540
RPX Corp.*	65,100	716,100
TriNet Group, Inc.*	179,769	3,478,530
TrueBlue, Inc.*	56,000	1,442,560
VSE Corp.	30,100	1,871,618

		25,517,862

Real Estate Investment Trusts (REITs) — 11.0%
Acadia Realty Trust	13,200	437,580
AG Mortgage Investment Trust, Inc.	17,800	228,552
Agree Realty Corp.	12,100	411,279
American Assets Trust, Inc.	15,100	579,085
American Campus Communities, Inc.	47,600	1,967,784
Armada Hoffler Properties, Inc.	24,500	256,760
ARMOUR Residential REIT, Inc.	53,700	1,168,512
Ashford Hospitality Prime, Inc.	88,741	1,286,745
Ashford Hospitality Trust, Inc.	384,500	2,426,195
Blackstone Mortgage Trust, Inc. (Class A Stock)	260,666	6,975,422
Bluerock Residential Growth REIT, Inc.(a)	37,200	440,820
Capstead Mortgage Corp.(a)	400,200	3,497,748
Cedar Realty Trust, Inc.	175,400	1,241,832
Chatham Lodging Trust	32,600	667,648
Chesapeake Lodging Trust	53,300	1,341,028

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
CoreSite Realty Corp.	69,200	$3,925,024
Corporate Office Properties Trust	214,913	4,691,551
Cousins Properties, Inc.	358,200	3,377,826
CyrusOne, Inc.	61,000	2,284,450
DCT Industrial Trust, Inc.	100,000	3,737,000
DiamondRock Hospitality Co.	414,900	4,003,785
EastGroup Properties, Inc.	5,900	328,099
Education Realty Trust, Inc.	156,355	5,922,727
EPR Properties	16,200	946,890
Equity One, Inc.	139,918	3,798,774
Extra Space Storage, Inc.	19,000	1,675,990
FelCor Lodging Trust, Inc.	111,600	814,680
First Industrial Realty Trust, Inc.	232,100	5,136,373
Franklin Street Properties Corp.	13,900	143,865
Geo Group, Inc. (The)	57,800	1,670,998
Getty Realty Corp.	15,900	272,685
Government Properties Income Trust(a)	12,600	199,962
Gramercy Property Trust	292,000	2,254,240
Hersha Hospitality Trust	162,325	3,532,192
Hudson Pacific Properties, Inc.	26,400	742,896
Kite Realty Group Trust	85,900	2,227,387
LaSalle Hotel Properties(a)	12,500	314,500
Lexington Realty Trust(a)	241,685	1,933,480
LTC Properties, Inc.	21,800	940,452
National Storage Affiliates Trust	42,000	719,460
Orchid Island Capital, Inc.	107,200	1,064,496
Parkway Properties, Inc.	113,900	1,780,257
Potlatch Corp.	34,800	1,052,352
QTS Realty Trust, Inc. (Class A Stock)	19,300	870,623
RAIT Financial Trust	268,200	724,140
Ramco-Gershenson Properties Trust	34,300	569,723
Redwood Trust, Inc.(a)	218,300	2,881,560
Retail Opportunity Investments Corp.	298,500	5,343,150
Rexford Industrial Realty, Inc.	53,000	867,080
Rouse Properties, Inc.(a)	37,600	547,456
Silver Bay Realty Trust Corp.	59,000	923,940
Summit Hotel Properties, Inc.	363,300	4,341,435
Sun Communities, Inc.	16,200	1,110,186
Sunstone Hotel Investors, Inc.	210,657	2,631,106

		103,229,780

Real Estate Management & Development — 0.2%
Alexander & Baldwin, Inc.	42,400	1,497,144

Road & Rail — 0.5%
ArcBest Corp.	28,800	616,032
Universal Truckload Services, Inc.	9,800	137,592
YRC Worldwide, Inc.*	242,200	3,434,396

		4,188,020

Semiconductors & Semiconductor Equipment — 2.9%
Alpha & Omega Semiconductor Ltd.*	52,319	480,812
Amkor Technology, Inc.*	531,300	3,230,304
Cypress Semiconductor Corp.*(a)	292,511	2,869,533
First Solar, Inc.*	50,100	3,306,099
IXYS Corp.	109,087	1,377,769
M/A-COM Technology Solutions Holdings, Inc.*(a)	110,003	4,498,023
MKS Instruments, Inc.	150,876	5,431,536
Semtech Corp.*	208,137	3,937,952
Ultra Clean Holdings, Inc.*	267,200	1,368,064

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Xcerra Corp.*	108,800	$658,240

		27,158,332

Software — 3.3%
A10 Networks, Inc.*	193,600	1,270,016
BroadSoft, Inc.*(a)	140,972	4,984,770
EnerNOC, Inc.*(a)	159,200	612,920
Fair Isaac Corp.	44,330	4,174,999
PTC, Inc.*	131,394	4,550,174
RingCentral, Inc. (Class A Stock)*	102,700	2,421,666
Rovi Corp.*(a)	396,200	6,600,692
Take-Two Interactive Software, Inc.*(a)	190,100	6,623,084

		31,238,321

Specialty Retail — 3.6%
Abercrombie & Fitch Co. (Class A Stock)(a)	92,600	2,500,200
American Eagle Outfitters, Inc.(a)	307,282	4,762,871
Barnes & Noble, Inc.	32,200	280,462
Big 5 Sporting Goods Corp.	21,487	214,655
Cabela’s, Inc.*(a)	73,909	3,453,768
Caleres, Inc.	59,400	1,593,108
Cato Corp. (The) (Class A Stock)	40,200	1,480,164
Children’s Place, Inc. (The)(a)	67,400	3,720,480
Citi Trends, Inc.	41,100	873,375
DSW, Inc. (Class A Stock)	86,842	2,072,050
Express, Inc.*	139,196	2,405,307
Men’s Wearhouse, Inc. (The)	146,710	2,153,703
Murphy USA, Inc.*	52,827	3,208,712
Office Depot, Inc.*	624,500	3,522,180
Pier 1 Imports, Inc.(a)	180,339	917,926
Tilly’s, Inc. (Class A Stock)*	98,800	655,044

		33,814,005

Technology Hardware, Storage & Peripherals — 0.3%
Diebold, Inc.	96,071	2,890,776

Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries, Inc.	36,127	2,305,625
Steven Madden Ltd.*	80,359	2,428,449

		4,734,074

Thrifts & Mortgage Finance — 1.9%
BankFinancial Corp.	9,300	117,459
Charter Financial Corp.	36,300	479,523
First Defiance Financial Corp.	17,100	646,038
Flagstar Bancorp, Inc.*	236,470	5,464,822
HomeStreet, Inc.*	193,200	4,194,372
Meta Financial Group, Inc.	14,600	670,578
PennyMac Financial Services, Inc. (Class A Stock)*	147,300	2,262,528
Provident Financial Services, Inc.	29,000	584,350
United Community Financial Corp.	44,600	263,140
Walker & Dunlop, Inc.*	115,200	3,318,912
WSFS Financial Corp.	6,100	197,396

		18,199,118

Water Utilities — 0.3%
American States Water Co.	33,200	1,392,740
Artesian Resources Corp. (Class A Stock)	7,300	202,210
California Water Service Group	26,400	614,328

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Water Utilities (continued)
Consolidated Water Co., Ltd. (Cayman Islands)	29,400	$359,856

		2,569,134

TOTAL COMMON STOCKS (cost $890,985,506)		923,485,493

EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 ETF(a) (cost $2,199,165)	19,544	2,198,895

TOTAL LONG-TERM INVESTMENTS (cost $893,184,671)		925,684,388

SHORT-TERM INVESTMENT — 9.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $93,085,910; includes $78,592,725 of cash collateral for securities on loan)(b)(w)(Note 4)	93,085,910	93,085,910

TOTAL INVESTMENTS — 108.3% (cost $986,270,581)		1,018,770,298
Liabilities in excess of other assets(z) — (8.3)%		(78,193,485)

NET ASSETS — 100.0%		$940,576,813

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $75,470,999; cash collateral of $78,592,725 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Depreciation(1)
Long Position:
87	Russell 2000 Mini Index	Mar. 2016	$9,852,610	$9,844,050	$(8,560)

(1)	Cash of $732,000 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$23,013,734	$—	$—
Air Freight & Logistics	3,141,840	—	—
Airlines	5,418,020	—	—
Auto Components	16,625,091	—	—
Banks	149,351,516	—	—
Biotechnology	6,475,074	—	—
Building Products	501,168	—	—
Capital Markets	13,077,925	—	—
Chemicals	17,603,660	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Commercial Services & Supplies	$34,890,774	$—	$—
Communications Equipment	12,634,598	—	—
Construction & Engineering	11,417,873	—	—
Consumer Finance	4,142,085	—	—
Containers & Packaging	5,796,303	—	—
Diversified Consumer Services	874,720	—	—
Diversified Financial Services	203,561	—	—
Diversified Telecommunication Services	7,988,634	—	—
Electric Utilities	37,680,834	—	—
Electrical Equipment	15,180,201	—	—
Electronic Equipment, Instruments & Components	24,691,309	—	—
Energy Equipment & Services	10,923,921	—	—
Food & Staples Retailing	8,105,825	—	—
Food Products	17,659,785	—	—
Gas Utilities	14,951,924	—	—
Health Care Equipment & Supplies	11,612,232	—	—
Health Care Providers & Services	24,739,263	—	—
Hotels, Restaurants & Leisure	2,032,956	—	—
Household Durables	10,187,316	—	—
Household Products	2,305,200	—	—
Independent Power & Renewable Electricity Producers	3,135,875	—	—
Insurance	55,656,415	—	—
Internet Software & Services	2,915,636	—	—
IT Services	15,064,266	—	—
Leisure Products	4,915,979	—	—
Life Sciences Tools & Services	10,396,929	—	—
Machinery	30,312,892	—	—
Marine	4,352,523	—	—
Media	3,742,993	—	—
Metals & Mining	6,969,920	—	—
Multi-Utilities	4,235,677	—	—
Oil, Gas & Consumable Fuels	25,314,344	—	—
Paper & Forest Products	4,833,616	—	—
Personal Products	412,032	—	—
Pharmaceuticals	2,962,488	—	—
Professional Services	25,517,862	—	—
Real Estate Investment Trusts (REITs)	103,229,780	—	—
Real Estate Management & Development	1,497,144	—	—
Road & Rail	4,188,020	—	—
Semiconductors & Semiconductor Equipment	27,158,332	—	—
Software	31,238,321	—	—
Specialty Retail	33,814,005	—	—
Technology Hardware, Storage & Peripherals	2,890,776	—	—
Textiles, Apparel & Luxury Goods	4,734,074	—	—
Thrifts & Mortgage Finance	18,199,118	—	—
Water Utilities	2,569,134	—	—
Exchange Traded Fund	2,198,895	—	—
Affiliated Money Market Mutual Fund	93,085,910	—	—
Other Financial Instruments*
Futures	(8,560)	—	—

Total	$1,018,761,738	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	15.9%
Real Estate Investment Trusts (REITs)	11.0
Affiliated Money Market Mutual Fund (8.4% represents investments purchased with collateral from securities on loan)	9.9
Insurance	5.9
Electric Utilities	4.0
Commercial Services & Supplies	3.7
Specialty Retail	3.6
Software	3.3
Machinery	3.2
Semiconductors & Semiconductor Equipment	2.9
Professional Services	2.7
Oil, Gas & Consumable Fuels	2.7
Health Care Providers & Services	2.6
Electronic Equipment, Instruments & Components	2.6
Aerospace & Defense	2.5
Thrifts & Mortgage Finance	1.9
Food Products	1.9
Chemicals	1.9
Auto Components	1.8
Electrical Equipment	1.6
IT Services	1.6
Gas Utilities	1.6
Capital Markets	1.4
Communications Equipment	1.3
Health Care Equipment & Supplies	1.2
Construction & Engineering	1.2
Energy Equipment & Services	1.2

Life Sciences Tools & Services	1.1%
Household Durables	1.1
Food & Staples Retailing	0.9
Diversified Telecommunication Services	0.9
Metals & Mining	0.7
Biotechnology	0.7
Containers & Packaging	0.6
Airlines	0.6
Leisure Products	0.5
Paper & Forest Products	0.5
Textiles, Apparel & Luxury Goods	0.5
Marine	0.5
Multi-Utilities	0.5
Road & Rail	0.5
Consumer Finance	0.4
Media	0.4
Air Freight & Logistics	0.3
Independent Power & Renewable Electricity Producers	0.3
Pharmaceuticals	0.3
Internet Software & Services	0.3
Technology Hardware, Storage & Peripherals	0.3
Water Utilities	0.3
Household Products	0.2
Exchange Traded Funds	0.2
Hotels, Restaurants & Leisure	0.2
Real Estate Management & Development	0.2
Diversified Consumer Services	0.1
Building Products	0.1

108.3

Liabilities in excess of other assets	(8.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$(8,560	)*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(2,023,205)

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,770

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long position was $13,875,842.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $75,470,999:
Unaffiliated investments (cost $893,184,671)	$925,684,388
Affiliated investments (cost $93,085,910)	93,085,910
Deposit with Broker for futures	732,000
Dividends receivable	1,771,654
Receivable for investments sold	640,073
Receivable for fund share sold	537,747
Tax reclaim receivable	1,900
Prepaid expenses	13,823

Total Assets	1,022,467,495

LIABILITIES:
Payable to broker for collateral for securities on loan	78,592,725
Payable for investments purchased	2,678,955
Advisory fees payable	350,833
Accrued expenses and other liabilities	117,366
Due to broker-variation margin futures	100,050
Distribution fee payable	27,054
Payable to custodian	20,836
Payable for fund share repurchased	2,523
Affiliated transfer agent fee payable	340

Total Liabilities	81,890,682

NET ASSETS	$940,576,813

Net assets were comprised of:
Paid-in capital	$466,560,580
Retained earnings	474,016,233

Net assets, December 31, 2015	$940,576,813

Net asset value and redemption price per share, $940,576,813 / 45,542,009 outstanding shares of beneficial interest	$20.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $8,631 foreign withholding tax)	$17,443,825
Affiliated income from securities lending, net	479,253
Affiliated dividend income	41,755

17,964,833

EXPENSES
Advisory fees	8,338,326
Distribution fee	1,786,828
Custodian and accounting fees	233,000
Audit fee	24,000
Trustees’ fees	22,000
Insurance expenses	14,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Loan interest expense	954
Miscellaneous	15,245

Total expenses	10,458,353

NET INVESTMENT INCOME	7,506,480

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	120,820,042
Futures transactions	(2,023,205)

118,796,837

Net change in unrealized appreciation (depreciation) on:
Investments	(171,670,422)
Futures	2,770
Foreign currencies	(121)

(171,667,773)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(52,870,936)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,364,456)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,506,480	$6,712,941
Net realized gain on investment transactions	118,796,837	115,132,179
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(171,667,773)	(63,869,736)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(45,364,456)	57,975,384

FUND SHARE TRANSACTIONS:
Fund share sold [3,063,194 and 2,763,874 shares, respectively]	63,984,495	56,640,090
Fund share repurchased [11,113,975 and 8,684,226 shares, respectively]	(234,743,506)	(178,073,846)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(170,759,011)	(121,433,756)

TOTAL DECREASE IN NET ASSETS	(216,123,467)	(63,458,372)
NET ASSETS:
Beginning of year	1,156,700,280	1,220,158,652

End of year	$940,576,813	$1,156,700,280

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS — 99.1%	Shares	Value (Note 2)
Aerospace & Defense — 5.1%
Boeing Co. (The)	543,000	$78,512,370
Textron, Inc.	552,800	23,223,128

		101,735,498

Air Freight & Logistics — 1.0%
FedEx Corp.	128,300	19,115,417

Airlines — 2.7%
Alaska Air Group, Inc.	155,700	12,535,407
American Airlines Group, Inc.	945,500	40,041,925

		52,577,332

Automobiles — 1.2%
Ferrari NV (Italy)*(a)	95,030	4,561,440
Tesla Motors, Inc.*(a)	83,600	20,064,836

		24,626,276

Biotechnology — 9.7%
Alexion Pharmaceuticals, Inc.*	359,495	68,573,671
Biogen, Inc.*	38,900	11,917,015
BioMarin Pharmaceutical, Inc.*	107,800	11,293,128
Celgene Corp.*	244,816	29,319,164
Gilead Sciences, Inc.	207,600	21,007,044
Incyte Corp.*	108,200	11,734,290
Regeneron Pharmaceuticals, Inc.*	31,400	17,046,118
Vertex Pharmaceuticals, Inc.*	165,200	20,787,116

		191,677,546

Capital Markets — 4.3%
Morgan Stanley	1,523,100	48,449,811
State Street Corp.	324,600	21,540,456
TD Ameritrade Holding Corp.	422,100	14,651,091

		84,641,358

Communications Equipment — 1.1%
Juniper Networks, Inc.	326,600	9,014,160
Palo Alto Networks, Inc.*	66,700	11,748,538

		20,762,698

Construction Materials — 1.6%
Vulcan Materials Co.	337,300	32,033,381

Diversified Financial Services — 1.5%
Intercontinental Exchange, Inc.	117,050	29,995,233

Health Care Equipment & Supplies — 2.9%
Becton, Dickinson and Co.	87,000	13,405,830
Intuitive Surgical, Inc.*	80,233	43,820,055

		57,225,885

Health Care Providers & Services — 6.0%
Anthem, Inc.	235,000	32,768,400
CIGNA Corp.	116,400	17,032,812
Humana, Inc.	98,300	17,547,533
McKesson Corp.	59,030	11,642,487
UnitedHealth Group, Inc.	332,900	39,162,356

		118,153,588

Hotels, Restaurants & Leisure — 5.1%
Chipotle Mexican Grill, Inc.*	22,300	10,700,655
Hilton Worldwide Holdings, Inc.	1,385,773	29,655,542
MGM Resorts International*	1,332,023	30,263,563
Royal Caribbean Cruises Ltd.	154,600	15,647,066

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	252,930	$15,183,388

		101,450,214

Industrial Conglomerates — 3.7%
Danaher Corp.	796,900	74,016,072

Internet & Catalog Retail — 11.9%
Amazon.com, Inc.*	223,147	150,822,826
Netflix, Inc.*	29,700	3,397,086
Priceline Group, Inc. (The)*	63,600	81,086,820

		235,306,732

Internet Software & Services — 11.8%
Akamai Technologies, Inc.*	132,800	6,989,264
Alphabet, Inc. (Class A Stock)*	104,560	81,348,726
Alphabet, Inc. (Class C Stock)*	60,913	46,225,657
Facebook, Inc. (Class A Stock)*	576,400	60,326,024
LinkedIn Corp. (Class A Stock)*	96,200	21,652,696
Tencent Holdings Ltd. (China), ADR	859,800	16,869,276

		233,411,643

IT Services — 4.9%
PayPal Holdings, Inc.*	367,500	13,303,500
Visa, Inc. (Class A Stock)(a)	1,081,400	83,862,570

		97,166,070

Life Sciences Tools & Services — 0.2%
Illumina, Inc.*	23,100	4,433,929

Machinery — 1.5%
Flowserve Corp.	342,470	14,411,138
Wabtec Corp.(a)	216,200	15,376,144

		29,787,282

Pharmaceuticals — 6.9%
Allergan PLC*	200,953	62,797,813
Bristol-Myers Squibb Co.	409,700	28,183,263
Eli Lilly & Co.	258,700	21,798,062
Valeant Pharmaceuticals International, Inc.*(a)	236,200	24,009,730

		136,788,868

Road & Rail — 0.9%
Canadian Pacific Railway Ltd. (Canada)	146,900	18,744,440

Semiconductors & Semiconductor Equipment — 1.2%
ASML Holding NV (Netherlands)(a)	124,600	11,060,742
NXP Semiconductors NV (Netherlands)*	159,100	13,404,175

		24,464,917

Software — 7.0%
Microsoft Corp.	872,900	48,428,492
Mobileye NV*(a)	169,900	7,183,372
NetSuite, Inc.*(a)	177,600	15,028,512
Red Hat, Inc.*	163,000	13,498,030
salesforce.com, Inc.*	337,200	26,436,480
ServiceNow, Inc.*	225,700	19,536,592
Workday, Inc. (Class A Stock)*	94,800	7,553,664

		137,665,142

Specialty Retail — 3.2%
CarMax, Inc.*(a)	190,100	10,259,697
Lowe’s Cos., Inc.	430,100	32,704,804

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Tractor Supply Co.(a)	247,000	$21,118,500

		64,083,001

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	250,200	26,336,052

Textiles, Apparel & Luxury Goods — 1.6%
Hanesbrands, Inc.	609,100	17,925,813
NIKE, Inc. (Class B Stock)	206,200	12,887,500

		30,813,313

Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.*	385,600	15,084,672

TOTAL COMMON STOCKS (cost $1,544,231,430)		1,962,096,559

PREFERRED STOCK
Internet Software & Services
Living Social, CVT(original cost $1,352,010; purchased 11/18/11)*(f)(g) (cost $1,352,010)	175,814	1,758

TOTAL LONG-TERM INVESTMENTS (cost $1,545,583,440)		1,962,098,317

SHORT-TERM INVESTMENT — 7.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $149,873,064; includes $144,151,060 of cash collateral for securities on loan)(b)(w)(Note 4)	149,873,064	149,873,064

TOTAL INVESTMENTS — 106.7% (cost $1,695,456,504)		2,111,971,381
Liabilities in excess of other assets — (6.7)%		(133,109,281)

NET ASSETS — 100.0%		$1,978,862,100

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $139,997,189; cash collateral of $144,151,060 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $1,352,010. The aggregate value of $1,758 is approximately 0.0% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$101,735,498	$—	$—
Air Freight & Logistics	19,115,417	—	—
Airlines	52,577,332	—	—
Automobiles	24,626,276	—	—
Biotechnology	191,677,546	—	—
Capital Markets	84,641,358	—	—
Communications Equipment	20,762,698	—	—
Construction Materials	32,033,381	—	—
Diversified Financial Services	29,995,233	—	—
Health Care Equipment & Supplies	57,225,885	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Health Care Providers & Services	$118,153,588	$—	$—
Hotels, Restaurants & Leisure	101,450,214	—	—
Industrial Conglomerates	74,016,072	—	—
Internet & Catalog Retail	235,306,732	—	—
Internet Software & Services	233,411,643	—	—
IT Services	97,166,070	—	—
Life Sciences Tools & Services	4,433,929	—	—
Machinery	29,787,282	—	—
Pharmaceuticals	136,788,868	—	—
Road & Rail	18,744,440	—	—
Semiconductors & Semiconductor Equipment	24,464,917	—	—
Software	137,665,142	—	—
Specialty Retail	64,083,001	—	—
Technology Hardware, Storage & Peripherals	26,336,052	—	—
Textiles, Apparel & Luxury Goods	30,813,313	—	—
Wireless Telecommunication Services	15,084,672	—	—
Preferred Stocks
Internet Software & Services	—	—	1,758
Affiliated Money Market Mutual Fund	149,873,064	—	—

Total	$2,111,969,623	$—	$1,758

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Internet & Catalog Retail	11.9%
Internet Software & Services	11.8
Biotechnology	9.7
Affiliated Money Market Mutual Fund (7.3% represents investments purchased with collateral from securities on loan)	7.6
Software	7.0
Pharmaceuticals	6.9
Health Care Providers & Services	6.0
Aerospace & Defense	5.1
Hotels, Restaurants & Leisure	5.1
IT Services	4.9
Capital Markets	4.3
Industrial Conglomerates	3.7
Specialty Retail	3.2

Health Care Equipment & Supplies	2.9%
Airlines	2.7
Construction Materials	1.6
Textiles, Apparel & Luxury Goods	1.6
Diversified Financial Services	1.5
Machinery	1.5
Technology Hardware, Storage & Peripherals	1.3
Automobiles	1.2
Semiconductors & Semiconductor Equipment	1.2
Communications Equipment	1.1
Air Freight & Logistics	1.0
Road & Rail	0.9
Wireless Telecommunication Services	0.8
Life Sciences Tools & Services	0.2

106.7
Liabilities in excess of other assets	(6.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $139,997,189:
Unaffiliated investments (cost $1,545,583,440)	$1,962,098,317
Affiliated investments (cost $149,873,064)	149,873,064
Receivable for investments sold	15,092,356
Dividends receivable	725,789
Receivable for fund share sold	367,710
Tax reclaim receivable	3,638
Prepaid expenses	16,854

Total Assets	2,128,177,728

LIABILITIES:
Payable to broker for collateral for securities on loan	144,151,060
Payable for fund share repurchased	3,679,158
Payable for investments purchased	707,971
Advisory fees payable	607,259
Accrued expenses and other liabilities	113,021
Distribution fee payable	56,365
Deferred trustees’ fees	454
Affiliated transfer agent fee payable	340

Total Liabilities	149,315,628

NET ASSETS	$1,978,862,100

Net assets were comprised of:
Paid-in capital	$866,490,684
Retained earnings	1,112,371,416

Net assets, December 31, 2015	$1,978,862,100

Net asset value and redemption price per share, $1,978,862,100 / 80,882,963 outstanding shares of beneficial interest	$24.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $20,064 foreign withholding tax)	$12,441,056
Affiliated income from securities lending, net	293,888
Affiliated dividend income	27,234

12,762,178

EXPENSES
Advisory fees	15,178,738
Distribution fee	3,495,090
Custodian and accounting fees	242,000
Trustees’ fees	26,000
Audit fee	23,000
Insurance expenses	23,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense	2,932
Shareholders’ reports	2,000
Miscellaneous	13,049

Total expenses	19,033,809
Less: advisory fee waivers and/or expense reimbursement	(80,372)

Net expenses	18,953,437

NET INVESTMENT LOSS	(6,191,259)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	190,723,955

Net change in unrealized appreciation (depreciation) on:
Investments	(16,817,326)
Foreign currencies	(188)

(16,817,514)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	173,906,441

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$167,715,182

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(6,191,259)	$(6,236,895)
Net realized gain on investment transactions	190,723,955	300,179,916
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,817,514)	(154,627,024)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	167,715,182	139,315,997

FUND SHARE TRANSACTIONS:
Fund share sold [14,981,334 and 9,211,633 shares, respectively]	356,324,323	192,923,620
Fund share repurchased [14,517,019 and 20,252,506 shares, respectively]	(341,193,688)	(420,908,398)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	15,130,635	(227,984,778)

TOTAL INCREASE (DECREASE) IN NET ASSETS	182,845,817	(88,668,781)
NET ASSETS:
Beginning of year	1,796,016,283	1,884,685,064

End of year	$1,978,862,100	$1,796,016,283

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 98.5%	Shares	Value (Note 2)
Agricultural Products — 0.5%
Ingredion, Inc.	22,400	$2,146,816

Automotive Retail — 0.5%
Murphy USA, Inc.*	35,800	2,174,492

Commodity Chemicals — 0.2%
Methanex Corp. (Canada)(a)	22,000	726,220

Construction Materials — 2.5%
Martin Marietta Materials, Inc.	17,400	2,376,492
Vulcan Materials Co.	86,300	8,195,911

		10,572,403

Diversified Chemicals — 1.7%
Dow Chemical Co. (The)	39,900	2,054,052
E.I. du Pont de Nemours & Co.	77,500	5,161,500

		7,215,552

Diversified Metals & Mining — 2.9%
Antofagasta PLC (Chile)	181,780	1,250,437
Aurubis AG (Germany)	30,087	1,523,498
BHP Billiton Ltd. (Australia)	138,895	1,787,514
HudBay Minerals, Inc. (Canada)	322,700	1,238,373
South32 Ltd. (Australia)*	1,759,017	1,351,276
Southern Copper Corp. (Peru)(a)	182,100	4,756,452

		11,907,550

Electric Utilities — 1.2%
Edison International	80,800	4,784,168

Fertilizers & Agricultural Chemicals — 3.6%
Agrium, Inc. (Canada)	51,100	4,565,274
CF Industries Holdings, Inc.	114,800	4,684,988
Monsanto Co.	16,300	1,605,876
Syngenta AG (Switzerland), ADR	53,800	4,235,674

		15,091,812

Forest Products — 0.5%
West Fraser Timber Co. Ltd. (Canada)(a)	53,100	2,015,858

Gas Utilities — 2.0%
Atmos Energy Corp.	128,700	8,113,248

Gold — 3.2%
Centamin PLC (United Kingdom)	2,574,741	2,438,373
Franco-Nevada Corp. (Canada)(a)	73,100	3,344,099
OceanaGold Corp. (Australia)	868,700	1,657,417
Randgold Resources Ltd. (United Kingdom)	97,835	6,027,328

		13,467,217

Industrial Gases — 5.0%
Air Products & Chemicals, Inc.	63,800	8,301,018
Airgas, Inc.	67,400	9,322,768
Praxair, Inc.	30,900	3,164,160

		20,787,946

Industrial Machinery — 5.6%
Aalberts Industries NV (Netherlands)	78,070	2,689,974
Flowserve Corp.	168,800	7,103,104
Pentair PLC (United Kingdom)(a)	112,800	5,586,984
Sandvik AB (Sweden)	264,040	2,301,639
SPX FLOW, Inc.*	44,900	1,253,159
Valmont Industries, Inc.	2,800	296,856

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Machinery (continued)
Watts Water Technologies, Inc. (Class A Stock)	47,300	$2,349,391
Xylem, Inc.	48,300	1,762,950

		23,344,057

Integrated Oil & Gas — 14.6%
Cenovus Energy, Inc. (Canada)	135,300	1,711,173
Chevron Corp.	61,600	5,541,536
Exxon Mobil Corp.	193,508	15,083,949
Occidental Petroleum Corp.	177,200	11,980,492
Statoil ASA (Norway)	255,878	3,568,673
Suncor Energy, Inc. (Canada)	278,800	7,193,040
Total SA (France)	352,754	15,814,538

		60,893,401

Metal & Glass Containers — 1.5%
Ball Corp.	55,400	4,029,242
Vidrala SA (Spain)	43,411	2,208,637

		6,237,879

Multi-Utilities — 4.4%
DTE Energy Co.	43,100	3,456,189
National Grid PLC (United Kingdom)	331,111	4,566,573
NiSource, Inc.	283,200	5,525,232
PG&E Corp.	62,500	3,324,375
WEC Energy Group, Inc.	25,200	1,293,012

		18,165,381

Oil & Gas Drilling — 0.3%
Noble Corp. PLC(a)	111,900	1,180,545

Oil & Gas Equipment & Services — 10.5%
Aker Solutions ASA (Norway), RegS	765,462	2,606,358
Baker Hughes, Inc.	55,400	2,556,710
Cameron International Corp.*	83,500	5,277,200
Dril-Quip, Inc.*	57,700	3,417,571
FMC Technologies, Inc.*	91,100	2,642,811
Halliburton Co.	192,500	6,552,700
Helix Energy Solutions Group, Inc.*	268,600	1,412,836
John Wood Group PLC (United Kingdom)	229,802	2,069,660
National Oilwell Varco, Inc.(a)	51,800	1,734,782
Newpark Resources, Inc.*	158,400	836,352
Oceaneering International, Inc.	69,100	2,592,632
RPC, Inc.(a)	197,500	2,360,125
SBM Offshore NV (Netherlands)*	177,593	2,243,497
Schlumberger Ltd.	31,825	2,219,794
Technip SA (France)	52,724	2,621,993
Tenaris SA (Luxembourg)	152,240	1,802,737
Tesco Corp.	121,100	876,764

		43,824,522

Oil & Gas Exploration & Production — 21.2%
Apache Corp.	141,800	6,305,846
Canadian Natural Resources Ltd. (Canada)(a)	134,400	2,933,952
Cimarex Energy Co.	80,904	7,231,200
Concho Resources, Inc.*	105,000	9,750,300
Continental Resources, Inc.*(a)	85,500	1,964,790
Diamondback Energy, Inc.*	51,100	3,418,590
EOG Resources, Inc.	135,100	9,563,729
EQT Corp.	137,400	7,162,662
Gulfport Energy Corp.*	80,200	1,970,514

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas Exploration & Production (continued)
Hess Corp.	54,800	$2,656,704
Kelt Exploration Ltd. (Canada)*(a)	487,400	1,493,514
Kosmos Energy Ltd.*	566,100	2,943,720
Lundin Petroleum AB (Sweden)*	135,584	1,956,393
Matador Resources Co.*(a)	136,200	2,692,674
Noble Energy, Inc.	78,800	2,594,884
Ophir Energy PLC (United Kingdom)*	1,024,831	1,478,449
PDC Energy, Inc.*	38,672	2,064,311
Pioneer Natural Resources Co.	79,650	9,986,517
Raging River Exploration, Inc. (Canada)*	134,400	812,985
Seven Generations Energy Ltd. (Canada) (Class A Stock)*(a)	314,840	3,067,170
SM Energy Co.(a)	72,200	1,419,452
Synergy Resources Corp.*(a)	167,900	1,430,508
Woodside Petroleum Ltd. (Australia)	159,543	3,323,906

		88,222,770

Oil & Gas Refining & Marketing — 0.7%
Tesoro Corp.	12,400	1,306,588
Valero Energy Corp.	23,900	1,689,969

		2,996,557

Paper Packaging — 3.0%
Avery Dennison Corp.	37,400	2,343,484
Bemis Co., Inc.	63,400	2,833,346
BillerudKorsnas AB (Sweden)	149,972	2,775,472
WestRock Co.	102,328	4,668,203

		12,620,505

Paper Products — 1.0%
International Paper Co.	58,300	2,197,910
Schweitzer-Mauduit International, Inc.	41,700	1,750,983

		3,948,893

Precious Metals & Minerals — 1.5%
Fresnillo PLC (Mexico)	362,535	3,769,343
Petra Diamonds Ltd. (South Africa)	1,941,418	2,504,298

		6,273,641

Specialized REIT’s — 0.9%
Weyerhaeuser Co.	121,151	3,632,107

Specialty Chemicals — 8.0%
Ashland, Inc.	43,700	4,487,990
Celanese Corp. (Class A Stock)	41,500	2,794,195
Flotek Industries, Inc.*(a)	96,700	1,106,248
International Flavors & Fragrances, Inc.	27,000	3,230,280
NewMarket Corp.	4,000	1,522,920
PolyOne Corp.	49,400	1,568,944
RPM International, Inc.	209,100	9,212,946
Sherwin-Williams Co. (The)	12,700	3,296,920
Umicore SA (Belgium)	43,094	1,807,208
Victrex PLC (United Kingdom)	167,336	4,436,200

		33,463,851

Steel — 1.0%
Acerinox SA (Spain)(a)	160,460	1,636,720
Worthington Industries, Inc.	81,100	2,444,354

		4,081,074

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors — 0.5%
MRC Global, Inc.*(a)	171,500	$2,212,350

TOTAL COMMON STOCKS (cost $462,773,731)		410,100,815

PREFERRED STOCK — 0.2%
Oil & Gas Exploration & Production
WPX Energy, Inc., Series A, 6.250% (cost $1,568,550)	31,371	985,991

Interest Rate	Maturity Date		Principal Amount (000)#
CORPORATE BONDS — 0.2%
Mining
HudBay Minerals, Inc. (Canada),
Gtd. Notes
9.500%	10/01/20		569	416,793

Oil & Gas
Seven Generations Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
8.250%	05/15/20		425	382,500
SM Energy Co.,
Sr. Unsec’d. Notes
6.125%	11/15/22	(a)	259	190,365

				572,865

TOTAL CORPORATE BONDS (cost $1,121,869)				989,658

TOTAL LONG-TERM INVESTMENTS (cost $465,464,150)				412,076,464

	Shares
SHORT-TERM INVESTMENT — 9.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $38,674,442; includes $35,619,282 of cash collateral received for securities on loan)(b)(w)(Note 4)	38,674,442	38,674,442

TOTAL INVESTMENTS — 108.2% (cost $504,138,592)		450,750,906
Liabilities in excess of other assets — (8.2)%		(34,266,206)

NET ASSETS — 100.0%		$416,484,700

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,460,365; cash collateral of $35,619,282 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Agricultural Products	$2,146,816	$—	$—
Automotive Retail	2,174,492	—	—
Commodity Chemicals	726,220	—	—
Construction Materials	10,572,403	—	—
Diversified Chemicals	7,215,552	—	—
Diversified Metals & Mining	5,994,825	5,912,725	—
Electric Utilities	4,784,168	—	—
Fertilizers & Agricultural Chemicals	15,091,812	—	—
Forest Products	2,015,858	—	—
Gas Utilities	8,113,248	—	—
Gold	5,001,516	8,465,701	—
Industrial Gases	20,787,946	—	—
Industrial Machinery	18,352,444	4,991,613	—
Integrated Oil & Gas	41,510,190	19,383,211	—
Metal & Glass Containers	4,029,242	2,208,637	—
Multi-Utilities	13,598,808	4,566,573	—
Oil & Gas Drilling	1,180,545	—	—
Oil & Gas Equipment & Services	32,480,277	11,344,245	—
Oil & Gas Exploration & Production	81,464,022	6,758,748	—
Oil & Gas Refining & Marketing	2,996,557	—	—
Paper Packaging	9,845,033	2,775,472	—
Paper Products	3,948,893	—	—
Precious Metals & Minerals	2,504,298	3,769,343	—
Specialized REIT’s	3,632,107	—	—
Specialty Chemicals	27,220,443	6,243,408	—
Steel	2,444,354	1,636,720	—
Trading Companies & Distributors	2,212,350	—	—
Preferred Stocks
Oil & Gas Exploration & Production	985,991	—	—
Corporate Bonds	—	989,658	—
Affiliated Money Market Mutual Fund	38,674,442	—	—

Total	$371,704,852	$79,046,054	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$1,628,177	L1 to L2	Official Close to Model Price
Common Stocks	$6,812,162	L2 to L1	Model Price to Official Close

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Oil & Gas Exploration & Production	21.4%
Integrated Oil & Gas	14.6
Oil & Gas Equipment & Services	10.5
Affiliated Money Market Mutual Fund (8.6% represents investments purchased with collateral from securities on loan)	9.3
Specialty Chemicals	8.0
Industrial Machinery	5.6
Industrial Gases	5.0
Multi-Utilities	4.4
Fertilizers & Agricultural Chemicals	3.6
Gold	3.2
Paper Packaging	3.0
Diversified Metals & Mining	2.9
Construction Materials	2.5
Gas Utilities	2.0

Diversified Chemicals	1.7%
Precious Metals & Minerals	1.5
Metal & Glass Containers	1.5
Electric Utilities	1.2
Steel	1.0
Paper Products	1.0
Specialized REIT’s	0.9
Oil & Gas Refining & Marketing	0.7
Trading Companies & Distributors	0.5
Automotive Retail	0.5
Agricultural Products	0.5
Forest Products	0.5
Oil & Gas Drilling	0.3
Commodity Chemicals	0.2
Oil & Gas	0.1
Mining	0.1

108.2
Liabilities in excess of other assets	(8.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $34,460,365:
Unaffiliated investments (cost $465,464,150)	$412,076,464
Affiliated investments (cost $38,674,442)	38,674,442
Foreign currency, at value (cost $13,292)	13,277
Receivable for investments sold	2,762,009
Dividends and interest receivable	656,456
Receivable for fund share sold	493,430
Tax reclaim receivable	458,073
Receivable from affiliate	48,183
Prepaid expenses	5,932

Total Assets	455,188,266

LIABILITIES:
Payable to broker for collateral for securities on loan	35,619,282
Payable for investments purchased	2,563,663
Advisory fees payable	183,398
Payable for fund share repurchased	119,736
Accrued expenses and other liabilities	109,999
Payable to custodian	95,133
Distribution fee payable	12,015
Affiliated transfer agent fee payable	340

Total Liabilities	38,703,566

NET ASSETS	$416,484,700

Net assets were comprised of:
Paid-in capital	$588,599,392
Retained earnings	(172,114,692)

Net assets, December 31, 2015	$416,484,700

Net asset value and redemption price per share, $416,484,700 / 24,757,807 outstanding shares of beneficial interest	$16.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $372,901, includes $32,466 reimbursable by an affiliate)	$9,842,889
Affiliated income from securities lending, net	157,370
Interest income	109,012
Affiliated dividend income	12,584

10,121,855

EXPENSES
Advisory fees	4,378,044
Distribution fee	898,155
Custodian and accounting fees	184,000
Audit fee	24,000
Trustees’ fees	16,000
Legal fees and expenses	12,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Commitment fee on syndicated credit agreement	6,000
Shareholders’ reports	6,000
Loan interest expense	3,479
Miscellaneous	30,645

Total expenses	5,574,323
Less: advisory fee waivers and/or expense reimbursement	(7,828)

Net expenses	5,566,495

NET INVESTMENT INCOME	4,555,360

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(75,421,977)
Foreign currency transactions	(98,389)

(75,520,366)

Net change in unrealized appreciation (depreciation) on:
Investments	(40,089,049)
Foreign currencies	(36,570)

(40,125,619)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(115,645,985)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(111,090,625)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,555,360	$3,703,200
Net realized gain (loss) on investment and foreign currency transactions	(75,520,366)	42,995,720
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(40,125,619)	(97,462,446)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(111,090,625)	(50,763,526)

FUND SHARE TRANSACTIONS:
Fund share sold [5,567,709 and 3,545,128 shares, respectively]	106,576,227	80,425,807
Fund share repurchased [8,620,733 and 5,027,082 shares, respectively]	(158,409,579)	(116,143,429)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(51,833,352)	(35,717,622)

TOTAL DECREASE IN NET ASSETS	(162,923,977)	(86,481,148)
NET ASSETS:
Beginning of year	579,408,677	665,889,825

End of year	$416,484,700	$579,408,677

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST TEMPLETON GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
LONG-TERM INVESTMENTS — 54.6%
FOREIGN BONDS — 43.2%
Brazil — 8.1%
Brazil Letras do Tesouro Nacional,
Bills
11.313%(s)	10/01/16	BRL	3,440	$779,663
11.559%(s)	01/01/17	BRL	12,880	2,812,139
11.804%(s)	01/01/16	BRL	4,080	1,031,280
12.016%(s)	07/01/16	BRL	11,730	2,765,226
12.269%(s)	01/01/18	BRL	7,750	1,446,627
Brazil Notas do Tesouro Nacional,
Series B, Notes
6.000%	08/15/18	BRL	850	597,040
6.000%	05/15/19	BRL	3,330	2,276,492
6.000%	08/15/20	BRL	1,537	1,052,741
6.000%	08/15/22	BRL	4,130	2,773,824
6.000%	05/15/23	BRL	8,405	5,512,533
6.000%	08/15/24	BRL	170	112,356
6.000%	08/15/50	BRL	630	384,761
Series F, Notes
10.000%	01/01/19	BRL	5,970	1,294,272
10.000%	01/01/21	BRL	5,755	1,155,728
10.000%	01/01/23	BRL	7,530	1,424,276
Series F, Sr. Notes
10.000%	01/01/17	BRL	12,510	3,006,865

				28,425,823

Hungary — 0.3%
Hungary Government Bond,
Bonds
6.750%	11/24/17	HUF	297,800	1,122,014

Indonesia — 6.5%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes
5.625%	05/15/23	IDR	46,670,000	2,782,087
7.000%	05/15/22	IDR	121,498,000	7,999,301
8.250%	07/15/21	IDR	21,171,000	1,497,988
8.375%	03/15/24	IDR	66,672,000	4,702,444
8.375%	09/15/26	IDR	7,617,000	538,251
8.375%	03/15/34	IDR	47,530,000	3,228,730
9.000%	03/15/29	IDR	5,415,000	392,983
10.250%	07/15/22	IDR	14,584,000	1,125,534
12.800%	06/15/21	IDR	8,277,000	699,279
12.900%	06/15/22	IDR	909,000	78,457

				23,045,054

Ireland — 0.6%
Ireland Government Bond,
Bonds
5.400%	03/13/25	EUR	1,363	2,027,178

Malaysia — 9.9%
Malaysian Government Bond,
Sr. Unsec’d. Notes
3.172%	07/15/16	MYR	62,387	14,586,599
3.394%	03/15/17	MYR	63,290	14,870,283
3.814%	02/15/17	MYR	10,360	2,439,309
4.262%	09/15/16	MYR	12,854	3,035,822

				34,932,013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Mexico — 7.9%
Mexican Bonos,
Bonds
5.000%	06/15/17	MXN	142,000	$8,357,315
Sr. Unsec’d. Notes
6.250%	06/16/16	MXN	25,270	1,483,114
7.250%	12/15/16	MXN	257,972	15,459,475
Mexican Udibonos,
Bonds, TIPS
2.500%	12/10/20	MXN	7,962	2,417,299

				27,717,203

Poland — 4.1%
Polish Government Bond,
Bonds
2.920%(s)	07/25/16	PLN	4,930	1,246,347
4.750%	10/25/16	PLN	35,640	9,316,989
4.750%	04/25/17	PLN	1,136	301,416
5.000%	04/25/16	PLN	13,600	3,503,101

				14,367,853

Portugal — 1.9%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, RegS, 144A
4.950%	10/25/23	EUR	53	68,459
5.650%	02/15/24	EUR	131	176,684
Unsec’d. Notes, RegS, 144A
3.875%	02/15/30	EUR	5,580	6,579,327

				6,824,470

South Korea — 2.9%
Korea Monetary Stabilization Bond,
Sr. Unsec’d. Notes
1.960%	02/02/17	KRW	685,300	586,483
2.070%	12/02/16	KRW	7,262,500	6,218,305
2.220%	10/02/16	KRW	4,080,000	3,495,223

				10,300,011

Ukraine — 1.0%
Ukraine Government International Bond,
Unsec’d. Notes, 144A
7.750%	09/01/20		1,847	1,699,240
7.750%	09/01/21		1,847	1,678,110

				3,377,350

TOTAL FOREIGN BONDS (cost $187,364,177)				152,138,969

SOVEREIGN ISSUES — 11.4%
Korea Monetary Stabilization Bond (South Korea),
Sr. Unsec’d. Notes
1.560%	10/02/17	KRW	2,758,900	2,349,410
Korea Treasury Bond (South Korea),
Sr. Unsec’d. Notes
2.000%	12/10/17	KRW	3,015,300	2,588,545
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, 144A
5.125%	10/15/24		5,320	5,409,376
Republic of Serbia (Serbia),
Bonds, 144A
4.875%	02/25/20		5,580	5,711,353

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
SOVEREIGN ISSUES (continued)
Republic of Serbia (Serbia),
Sr. Unsec’d. Notes, 144A
7.250%	09/28/21		3,590	$4,058,323
Slovenia Government International Bond (Slovenia)
Sr. Unsec’d. Notes, 144A
5.500%	10/26/22		3,090	3,449,009
5.850%	05/10/23		2,590	2,950,968
Ukraine Government International Bond (Ukraine),
Unsec’d. Notes, 144A
3.308%(c)	05/31/40		7,576	2,992,520
7.750%	09/01/19		1,027	950,571
7.750%	09/01/22		1,847	1,672,976
7.750%	09/01/23		1,847	1,644,199
7.750%	09/01/24		1,847	1,634,429
7.750%	09/01/25		1,847	1,624,584
7.750%	09/01/26		1,847	1,607,112
7.750%	09/01/27		1,847	1,606,890

TOTAL SOVEREIGN ISSUES (cost $40,246,089)				40,250,265

TOTAL LONG-TERM INVESTMENTS (cost $227,610,266)				192,389,234

SHORT-TERM INVESTMENTS — 37.9%
FOREIGN TREASURY BILLS(n) — 17.4%
Bank Negara Malaysia Monetary Notes (Malaysia)
3.050%	10/11/16	MYR	30	6,842
3.100%	09/22/16	MYR	2,250	513,919
Mexican Cetes (Mexico)
3.070%	03/23/16	MXN	100,231	577,210
3.176%	03/17/16	MXN	137,390	791,624
3.187%	03/03/16	MXN	802,411	4,631,538
3.210%	02/18/16	MXN	586,765	3,390,739
3.236%	02/04/16	MXN	384,623	2,222,041
3.252%	04/14/16	MXN	148,499	853,358
3.258%	03/31/16	MXN	1,072,915	6,174,218
3.270%	01/21/16	MXN	164,656	953,685
3.311%	04/28/16	MXN	856,205	4,908,008
3.338%	01/07/16	MXN	25,657	148,782
3.400%	05/12/16	MXN	79,708	456,696
3.451%	05/26/16	MXN	1,057,140	6,041,974
3.478%	06/23/16	MXN	1,230,320	7,018,274

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN TREASURY BILLS(n) (continued)
3.491%	06/09/16	MXN	330,726	$1,889,156
3.510%	12/08/16	MXN	59,973	336,116
3.511%	08/18/16	MXN	365,378	2,072,761
Mexico Cetes (Mexico)
3.576%	10/13/16	MXN	467,475	2,637,059
Philippine Treasury Bills (Philippines)
1.198%	06/08/16	PHP	750,000	15,746,733

TOTAL FOREIGN TREASURY BILLS (cost $64,697,602)				61,370,733

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 20.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $72,268,664)(w)(Note 4)			72,268,664	72,268,664

TOTAL SHORT-TERM INVESTMENTS (cost $136,966,266)				133,639,397

TOTAL INVESTMENTS — 92.5% (cost $364,576,532)				326,028,631
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 7.5%				26,605,263

NET ASSETS — 100.0%				$352,633,894

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Chilean Peso, Expiring 02/17/16	Deutsche Bank AG	CLP	7,180,800	$10,120,217	$10,076,476	$(43,741)
Euro, Expiring 03/29/16	Citigroup Global Markets	EUR	30,420	34,322,886	33,136,125	(1,186,761)
Indian Rupee,
Expiring 01/19/16	JPMorgan Chase	INR	340,557	5,182,412	5,131,312	(51,100)
Expiring 01/25/16	JPMorgan Chase	INR	402,975	6,125,168	6,065,662	(59,506)
Expiring 02/22/16	JPMorgan Chase	INR	402,975	6,023,494	6,037,941	14,447
Japanese Yen, Expiring 02/09/16	Goldman Sachs & Co.	JPY	3,655,508	30,721,907	30,439,091	(282,816)

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 06/03/16	Deutsche Bank AG	JPY	2,546,463	$21,465,586	$21,284,925	$(180,661)
Expiring 06/22/16	Deutsche Bank AG	JPY	322,610	2,720,152	2,698,280	(21,872)
Expiring 10/07/16	Deutsche Bank AG	JPY	1,198,698	10,142,985	10,072,597	(70,388)
Mexican Peso,
Expiring 03/11/16	Citigroup Global Markets	MXN	4,411	277,069	254,635	(22,434)
Expiring 03/14/16	Citigroup Global Markets	MXN	1,925	119,908	111,076	(8,832)
Expiring 03/18/16	Citigroup Global Markets	MXN	1,798	112,815	103,711	(9,104)
Expiring 03/23/16	Citigroup Global Markets	MXN	30,700	1,958,026	1,770,545	(187,481)
Expiring 05/11/16	Citigroup Global Markets	MXN	258,602	16,398,375	14,863,689	(1,534,686)
Philippine Peso,
Expiring 03/28/16	JPMorgan Chase	PHP	31,980	673,107	676,188	3,081
Expiring 06/27/16	JPMorgan Chase	PHP	64,880	1,415,728	1,364,822	(50,906)
Expiring 06/29/16	Deutsche Bank AG	PHP	184,164	4,013,151	3,873,642	(139,509)
Expiring 06/29/16	JPMorgan Chase	PHP	22,640	494,539	476,203	(18,336)
South Korean Won,
Expiring 01/21/16	JPMorgan Chase	KRW	21,000,000	17,843,487	17,898,998	55,511
Expiring 06/21/16	JPMorgan Chase	KRW	21,000,000	17,804,154	17,859,319	55,165

				$187,935,166	$184,195,237	(3,739,929)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 05/18/16	JPMorgan Chase	AUD	4,717	$3,339,636	$3,414,761	$(75,125)
Expiring 05/19/16	Citigroup Global Markets	AUD	2,440	1,718,931	1,766,305	(47,374)
Expiring 05/19/16	JPMorgan Chase	AUD	7,776	5,474,304	5,629,011	(154,707)
Expiring 06/14/16	Citigroup Global Markets	AUD	1,720	1,230,935	1,243,708	(12,773)
Expiring 06/14/16	JPMorgan Chase	AUD	2,552	1,846,512	1,845,316	1,196
Expiring 06/17/16	Citigroup Global Markets	AUD	76	54,349	54,731	(382)
Expiring 06/20/16	Citigroup Global Markets	AUD	153	116,092	110,314	5,778
Expiring 06/20/16	JPMorgan Chase	AUD	380	288,317	274,701	13,616
Expiring 06/22/16	JPMorgan Chase	AUD	21,859	16,575,681	15,800,503	775,178
Expiring 09/14/16	Citigroup Global Markets	AUD	1,709	1,231,129	1,231,552	(423)
Expiring 12/12/16	JPMorgan Chase	AUD	1,729	1,230,493	1,241,998	(11,505)
Expiring 12/14/16	JPMorgan Chase	AUD	860	615,657	617,723	(2,066)
Euro,
Expiring 01/13/16	Deutsche Bank AG	EUR	3,000	3,320,250	3,261,334	58,916
Expiring 01/27/16	Deutsche Bank AG	EUR	1,088	1,199,846	1,183,194	16,652
Expiring 01/27/16	Goldman Sachs & Co.	EUR	1,087	1,195,151	1,182,107	13,044
Expiring 01/28/16	Hong Kong & Shanghai Bank	EUR	5,863	6,638,001	6,376,201	261,800
Expiring 01/29/16	Deutsche Bank AG	EUR	4,200	4,791,990	4,567,710	224,280
Expiring 02/03/16	Deutsche Bank AG	EUR	3,720	4,227,036	4,046,204	180,832
Expiring 02/09/16	Goldman Sachs & Co.	EUR	4,160	4,781,920	4,525,487	256,433
Expiring 03/29/16	Bank of America	EUR	3,784	4,168,152	4,121,864	46,288
Expiring 03/29/16	Bank of America	EUR	3,766	4,168,138	4,102,038	66,100
Expiring 03/29/16	Bank of America	EUR	481	533,536	524,383	9,153
Expiring 03/29/16	Citigroup Global Markets	EUR	35,950	39,577,601	39,159,416	418,185
Expiring 03/30/16	Bank of America	EUR	2,256	2,500,931	2,457,068	43,863
Expiring 04/08/16	Citigroup Global Markets	EUR	1,014	1,125,430	1,105,003	20,427
Expiring 04/13/16	JPMorgan Chase	EUR	5,574	6,347,170	6,074,642	272,528
Expiring 04/15/16	Barclays Capital Group	EUR	8,974	10,241,578	9,780,660	460,918
Expiring 05/12/16	Barclays Capital Group	EUR	26,380	28,445,290	28,776,664	(331,374)
Expiring 05/12/16	Deutsche Bank AG	EUR	1,105	1,249,313	1,205,391	43,922
Expiring 06/06/16	Hong Kong & Shanghai Bank	EUR	2,191	2,483,317	2,391,547	91,770
Expiring 07/01/16	Deutsche Bank AG	EUR	4,795	5,381,317	5,239,268	142,049
Expiring 07/13/16	JPMorgan Chase	EUR	5,574	6,361,049	6,093,631	267,418

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 07/18/16	Deutsche Bank AG	EUR	3,666	$4,087,167	$4,008,184	$78,983
Expiring 09/06/16	JPMorgan Chase	EUR	3,035	3,438,761	3,325,593	113,168
Expiring 10/13/16	JPMorgan Chase	EUR	5,627	6,437,964	6,175,372	262,592
Expiring 10/17/16	Barclays Capital Group	EUR	6,230	7,169,484	6,838,289	331,195
Expiring 11/09/16	Deutsche Bank AG	EUR	13,408	14,742,096	14,731,420	10,676
Japanese Yen,
Expiring 01/07/16	JPMorgan Chase	JPY	305,450	2,545,014	2,541,670	3,344
Expiring 01/08/16	Goldman Sachs & Co.	JPY	99,910	843,728	831,376	12,352
Expiring 01/15/16	Barclays Capital Group	JPY	347,950	2,961,453	2,895,813	65,640
Expiring 01/15/16	JPMorgan Chase	JPY	226,190	1,917,905	1,882,466	35,439
Expiring 01/27/16	JPMorgan Chase	JPY	71,800	580,582	597,710	(17,128)
Expiring 02/08/16	JPMorgan Chase	JPY	319,300	2,737,131	2,658,728	78,403
Expiring 02/08/16	Standard Chartered PLC	JPY	319,400	2,737,519	2,659,561	77,958
Expiring 02/09/16	Barclays Capital Group	JPY	319,440	2,737,838	2,659,949	77,889
Expiring 02/09/16	Goldman Sachs & Co.	JPY	3,655,508	31,333,369	30,439,091	894,278
Expiring 02/09/16	JPMorgan Chase	JPY	320,140	2,742,921	2,665,778	77,143
Expiring 03/09/16	Barclays Capital Group	JPY	215,933	1,810,519	1,799,467	11,052
Expiring 04/07/16	JPMorgan Chase	JPY	305,450	2,550,049	2,548,314	1,735
Expiring 05/18/16	Bank of America	JPY	327,434	2,675,138	2,735,445	(60,307)
Expiring 05/18/16	Citigroup Global Markets	JPY	327,457	2,769,427	2,735,636	33,791
Expiring 05/19/16	Bank of America	JPY	326,957	2,749,060	2,731,547	17,513
Expiring 05/19/16	Barclays Capital Group	JPY	327,845	2,755,926	2,738,968	16,958
Expiring 05/19/16	Hong Kong & Shanghai Bank	JPY	328,108	2,771,535	2,741,167	30,368
Expiring 06/03/16	Deutsche Bank AG	JPY	2,546,463	20,653,413	21,284,925	(631,512)
Expiring 06/03/16	JPMorgan Chase	JPY	1,091,053	8,870,206	9,119,703	(249,497)
Expiring 06/08/16	Citigroup Global Markets	JPY	172,800	1,402,646	1,444,610	(41,964)
Expiring 06/09/16	Hong Kong & Shanghai Bank	JPY	258,800	2,108,093	2,163,644	(55,551)
Expiring 06/10/16	Barclays Capital Group	JPY	230,430	1,855,673	1,926,527	(70,854)
Expiring 06/10/16	Citigroup Global Markets	JPY	339,920	2,739,633	2,841,925	(102,292)
Expiring 06/10/16	Hong Kong & Shanghai Bank	JPY	245,410	1,979,672	2,051,768	(72,096)
Expiring 06/13/16	Deutsche Bank AG	JPY	81,300	660,192	679,782	(19,590)
Expiring 06/13/16	JPMorgan Chase	JPY	227,370	1,844,540	1,901,132	(56,592)
Expiring 06/16/16	Hong Kong & Shanghai Bank	JPY	322,540	2,690,075	2,697,156	(7,081)
Expiring 06/16/16	JPMorgan Chase	JPY	95,900	781,533	801,938	(20,405)
Expiring 06/20/16	Citigroup Global Markets	JPY	219,010	1,807,476	1,831,658	(24,182)
Expiring 06/22/16	Deutsche Bank AG	JPY	322,610	2,640,016	2,698,279	(58,263)
Expiring 07/07/16	JPMorgan Chase	JPY	305,450	2,556,046	2,556,279	(233)
Expiring 07/25/16	Citigroup Global Markets	JPY	133,855	1,088,270	1,121,107	(32,837)
Expiring 07/25/16	JPMorgan Chase	JPY	206,000	1,674,524	1,725,359	(50,835)
Expiring 09/20/16	Barclays Capital Group	JPY	140,390	1,162,265	1,178,803	(16,538)
Expiring 10/07/16	Deutsche Bank AG	JPY	1,198,698	10,063,367	10,072,597	(9,230)
Expiring 10/07/16	JPMorgan Chase	JPY	305,450	2,563,661	2,566,680	(3,019)
Expiring 10/11/16	Hong Kong & Shanghai Bank	JPY	607,600	5,112,972	5,106,535	6,437
Expiring 10/13/16	Barclays Capital Group	JPY	307,600	2,589,117	2,585,433	3,684
Expiring 10/13/16	Deutsche Bank AG	JPY	303,400	2,554,517	2,550,131	4,386
Expiring 11/09/16	JPMorgan Chase	JPY	505,988	4,199,944	4,258,008	(58,064)
Mexican Peso,
Expiring 03/11/16	Citigroup Global Markets	MXN	4,411	283,690	254,634	29,056
Expiring 03/14/16	Citigroup Global Markets	MXN	1,925	123,748	111,076	12,672
Expiring 03/18/16	Citigroup Global Markets	MXN	1,798	115,540	103,711	11,829
Expiring 03/23/16	Citigroup Global Markets	MXN	30,700	1,972,456	1,770,545	201,911
Expiring 05/11/16	Citigroup Global Markets	MXN	258,602	16,552,246	14,863,688	1,688,558
Philippine Peso,
Expiring 03/28/16	JPMorgan Chase	PHP	31,980	668,031	676,188	(8,157)
Expiring 06/27/16	JPMorgan Chase	PHP	64,880	1,348,436	1,364,822	(16,386)
Expiring 06/29/16	Deutsche Bank AG	PHP	184,164	3,827,171	3,873,642	(46,471)

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Philippine Peso (continued),
Expiring 06/29/16	JPMorgan Chase	PHP	22,640	$470,500	$476,203	$(5,703)

				$386,513,307	$381,004,467	5,508,840

						$1,768,911

Cross currency exchange contracts outstanding at December 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/31/16	Buy	KRW	1,197,610	EUR	891	$48,422	Hong Kong & Shanghai Bank
01/14/16	Buy	MYR	8,872	EUR	2,078	(194,564)	JPMorgan Chase
01/19/16	Buy	MYR	34,112	EUR	7,772	(516,855)	JPMorgan Chase
04/15/16	Buy	MYR	12,170	EUR	2,551	33,770	Hong Kong & Shanghai Bank

						$(629,227)

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(2)
Centrally cleared swap agreements:
16,160	01/22/25	1.914%	3 Month LIBOR(1)	$—	$146,260	$146,260
20,200	01/23/25	1.970%	3 Month LIBOR(1)	—	84,459	84,459
11,920	01/27/25	1.973%	3 Month LIBOR(1)	—	49,141	49,141
2,980	01/29/25	1.937%	3 Month LIBOR(1)	—	22,113	22,113
2,520	01/30/25	1.942%	3 Month LIBOR(1)	—	17,758	17,758
3,980	02/03/25	1.817%	3 Month LIBOR(1)	—	73,454	73,454
1,350	03/27/25	1.978%	3 Month LIBOR(1)	—	10,738	10,738
1,350	03/27/25	1.985%	3 Month LIBOR(1)	—	9,794	9,794
14,690	07/02/25	2.449%	3 Month LIBOR(1)	—	(556,798)	(556,798)
8,150	03/31/44	3.489%	3 Month LIBOR(1)	—	(1,500,261)	(1,500,261)

				$—	$(1,643,342)	$(1,643,342)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Cash of $1,650,399 and $2,820,100 has been segregated with Deutesche Bank and JPMorgan Chase, respectively, to cover requirements for open centrally cleared interest rate swap contracts as of December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds	$—	$152,138,969	$—
Sovereign Issues	—	40,250,265	—
Foreign Treasury Bills	—	61,370,733	—
Affiliated Money Market Mutual Fund	72,268,664	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Contracts	—	1,768,911	—

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
OTC Cross Currency Exchange Contracts	$—	$(629,227)	$—
Centrally cleared interest rate swaps	—	(1,643,342)	—

Total	$72,268,664	$253,256,309	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Foreign Bonds	43.2%
Affiliated Money Market Mutual Fund	20.5
Foreign Treasury Bills	17.4
Sovereign Issues	11.4

92.5
Other assets in excess of liabilities	7.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin swaps	$413,717	*	Due from/to broker-variation margin swaps	$2,057,059	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	82,192		Unrealized depreciation on OTC cross currency exchange contracts	711,419
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	8,007,560		Unrealized depreciation on OTC forward foreign currency contracts	6,238,649

Total		$8,503,469			$9,007,127

*	Includes cumulative appreciation/depreciation as reported in the schedule of centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Forward & Cross Currency Contracts(1)	Total
Interest rate contracts	$(3,471,587)	$—	$(3,471,587)
Foreign exchange contracts	—	42,815,063	42,815,063

Total	$(3,471,587)	$42,815,063	$39,343,476

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$822,703	$—	$822,703
Foreign exchange contracts	—	(32,531,157)	(32,531,157)

Total	$822,703	$(32,531,157)	$(31,708,454)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)	Interest Rate Swap Agreements(3)
$16,403,681	$155,947,716	$417,539,294	$83,016

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD (000).

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$182,917	$(60,307)	$—	$122,610
Barclays Capital Group	967,336	(418,766)	—	548,570
Citigroup Global Markets	2,422,207	(2,422,207)	—	—
Deutsche Bank AG	760,696	(760,696)	—	—
Goldman Sachs & Co.	1,176,107	(282,816)	—	893,291
Hong Kong & Shanghai Bank	472,567	(134,728)	—	337,839
JPMorgan Chase	2,029,964	(1,620,689)	—	409,275
Standard Chartered PLC	77,958	—	(40,000)	37,958

	$8,089,752

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(60,307)	$60,307	$—	$—
Barclays Capital Group	(418,766)	418,766	—	—
Citigroup Global Markets	(3,211,525)	2,422,207	750,000	(39,318)
Deutsche Bank AG	(1,221,237)	760,696	—	(460,541)
Goldman Sachs & Co.	(282,816)	282,816	—	—
Hong Kong & Shanghai Bank	(134,728)	134,728	—	—
JPMorgan Chase	(1,620,689)	1,620,689	—	—
Standard Chartered PLC	—	—	—	—

	$(6,950,068)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $292,307,868)	$253,759,967
Affiliated investments (cost $72,268,664)	72,268,664
Cash	6,803
Foreign currency, at value (cost $2,019,398)	1,994,876
Deposit with Broker for centrally cleared swaps	4,470,499
Receivable for investments sold	14,014,843
Unrealized appreciation on OTC forward foreign currency contracts	8,007,560
Dividends and interest receivable	2,695,148
Receivable for fund share sold	1,870,837
Cash segregated for Counterparty — OTC	750,000
Tax reclaim receivable	391,639
Unrealized appreciation on OTC cross currency exchange contracts	82,192
Prepaid expenses	7,597

Total Assets	360,320,625

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	6,238,649
Unrealized depreciation on OTC cross currency exchange contracts	711,419
Due to broker-variation margin swaps	363,719
Accrued expenses and other liabilities	214,145
Advisory fees payable	120,524
Payable for fund share repurchased	28,365
Distribution fee payable	9,570
Affiliated transfer agent fee payable	340

Total Liabilities	7,686,731

NET ASSETS	$352,633,894

Net assets were comprised of:
Paid-in capital	$372,880,520
Retained earnings	(20,246,626)

Net assets, December 31, 2015	$352,633,894

Net asset value and redemption price per share, $352,633,894 / 34,129,137 outstanding shares of beneficial interest	$10.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income (net of $735,010 foreign withholding tax)	$17,265,084
Affiliated dividend income	205,713

17,470,797

EXPENSES
Advisory fees	4,217,447
Distribution fee	981,963
Custodian and accounting fees	456,000
Audit fee	40,000
Trustees’ fees	17,000
Legal fees and expenses	11,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	6,000
Miscellaneous	13,415

Total expenses	5,758,825

NET INVESTMENT INCOME	11,711,972

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,984,136
Swap agreements transactions	(3,471,587)
Foreign currency transactions	(12,676,509)

(11,163,960)

Net change in unrealized appreciation (depreciation) on:
Investments	491,487
Swap agreements	822,703
Foreign currencies	(32,442,754)

(31,128,564)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(42,292,524)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,580,552)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,711,972	$10,323,968
Net realized loss on investment and foreign currency transactions	(11,163,960)	(9,690,231)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(31,128,564)	1,650,764

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,580,552)	2,284,501

FUND SHARE TRANSACTIONS:
Fund share sold [8,738,260 and 13,754,477 shares, respectively]	92,552,151	150,086,789
Fund share repurchased [35,684,565 and 6,370,675 shares, respectively]	(370,544,499)	(69,508,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(277,992,348)	80,577,877

TOTAL INCREASE (DECREASE) IN NET ASSETS	(308,572,900)	82,862,378
NET ASSETS:
Beginning of year	661,206,794	578,344,416

End of year	$352,633,894	$661,206,794

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 85.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.2%
Cobham PLC (United Kingdom)	247,723	$1,034,467
Cubic Corp.	72,285	3,415,466
Honeywell International, Inc.	92,468	9,576,911
Lockheed Martin Corp.	36,606	7,948,993
QinetiQ Group PLC (United Kingdom)	465,816	1,856,618
Raytheon Co.	15,378	1,915,022
United Technologies Corp.	223,474	21,469,147

		47,216,624

Air Freight & Logistics — 0.8%
Deutsche Post AG (Germany)	48,721	1,362,140
Forward Air Corp.	500	21,505
United Parcel Service, Inc. (Class B Stock)	157,695	15,174,990

		16,558,635

Airlines — 0.1%
American Airlines Group, Inc.	41,292	1,748,716

Auto Components — 0.1%
Delphi Automotive PLC (United Kingdom)	19,383	1,661,705
Horizon Global Corp.*	28,990	300,626
Toyota Industries Corp. (Japan)	15,400	823,491

		2,785,822

Automobiles — 0.3%
Harley-Davidson, Inc.(a)	105,147	4,772,622
Nissan Motor Co. Ltd. (Japan)	94,900	993,673

		5,766,295

Banks — 7.6%
Alpha Bank AE (Greece)*	336,013	900,480
Bank of America Corp.	421,289	7,090,294
Bank of Ireland (Ireland)*	4,999,409	1,830,570
BNP Paribas SA (France)	105,512	5,969,619
BOK Financial Corp.(a)	58,566	3,501,661
CaixaBank SA (Spain)	952,659	3,315,854
China Construction Bank Corp. (China) (Class H Stock)	3,046,000	2,077,823
Citigroup, Inc.	59,925	3,101,119
Citizens Financial Group, Inc.	102,997	2,697,491
Comerica, Inc.	36,765	1,537,880
Cullen/Frost Bankers, Inc.(a)	16,042	962,520
Eurobank Ergasias SA (Greece)*	909,769	1,019,218
First Citizens BancShares, Inc. (Class A Stock)	3,609	931,736
First Midwest Bancorp, Inc.	140,500	2,589,415
First Niagara Financial Group, Inc.	203,580	2,208,843
First Republic Bank	59,770	3,948,406
Great Western Bancorp, Inc.	85,750	2,488,465
Hancock Holding Co.	85,420	2,150,021
HDFC Bank Ltd. (India)	120,999	1,976,233
HSBC Holdings PLC (United Kingdom), (QMTF)	199,600	1,575,695
ICICI Bank Ltd. (India)	972,725	3,842,006
ICICI Bank Ltd. (India), ADR	78,660	615,908
International Bancshares Corp.	101,521	2,609,090
JPMorgan Chase & Co.	294,519	19,447,090
M&T Bank Corp.(a)	122,661	14,864,060
MB Financial, Inc.	80,740	2,613,554

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)	722,700	$4,476,584
Nordea Bank AB (Sweden)	244,976	2,687,818
PNC Financial Services Group, Inc. (The)	394,278	37,578,636
Sberbank of Russia (Russia)*	1,229,228	1,695,056
Svenska Handelsbanken AB (Sweden) (Class A Stock)	113,097	1,502,096
Webster Financial Corp.	85,685	3,186,625
Wells Fargo & Co.	264,794	14,394,202

		161,386,068

Beverages — 1.6%
Asahi Group Holdings Ltd. (Japan)(a)	44,840	1,403,690
C&C Group PLC (Ireland)	1,158,284	4,665,289
Coca-Cola Co. (The)	656,632	28,208,911

		34,277,890

Biotechnology — 0.1%
Celgene Corp.*	15,838	1,896,759

Building Products — 1.2%
Cie de Saint-Gobain (France)	104,634	4,534,367
Fortune Brands Home & Security, Inc.	122,534	6,800,637
Lennox International, Inc.	79,532	9,933,547
Owens Corning	27,570	1,296,617
Tyman PLC (United Kingdom)	597,993	2,662,331

		25,227,499

Capital Markets — 1.7%
Ares Capital Corp.	110,855	1,579,684
BlackRock, Inc.	69,091	23,526,867
EFG International AG (Switzerland)*	180,483	1,901,054
Henderson Group PLC (United Kingdom)	575,768	2,616,894
Julius Baer Group Ltd. (Switzerland)*	345	16,690
SEI Investments Co.	56,839	2,978,364
Solar Capital Ltd.	89,593	1,472,013
UBS Group AG (Switzerland)	132,355	2,567,617

		36,659,183

Chemicals — 1.5%
Agrium, Inc. (Canada), NYSE(a)	20,193	1,804,043
Agrium, Inc. (Canada), TSX(a)	16,732	1,495,444
Akzo Nobel NV (Netherlands)	31,999	2,138,142
E.I. du Pont de Nemours & Co.	17,076	1,137,262
Methanex Corp. (Canada)(a)	41,616	1,373,744
Platform Specialty Products Corp.*(a)	283,517	3,637,523
Praxair, Inc.	137,806	14,111,334
Sensient Technologies Corp.	43,685	2,744,292
Sherwin-Williams Co. (The)	10,924	2,835,870
Shin-Etsu Chemical Co. Ltd. (Japan)	13,600	739,376

		32,017,030

Commercial Services & Supplies — 1.3%
ACCO Brands Corp.*	266,285	1,898,612
Clean Harbors, Inc.*(a)	223,619	9,313,731
Essendant, Inc.	98,445	3,200,447
G&K Services, Inc. (Class A Stock)	54,245	3,412,011
Matthews International Corp. (Class A Stock)	53,455	2,857,170
Steelcase, Inc. (Class A Stock)	106,150	1,581,635

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Waste Connections, Inc.	79,948	$4,502,671

		26,766,277

Communications Equipment — 2.0%
Cisco Systems, Inc.	1,004,128	27,267,096
Motorola Solutions, Inc.	189,086	12,942,937
QUALCOMM, Inc.	58,574	2,927,821

		43,137,854

Construction & Engineering — 0.2%
Ellaktor SA (Greece)*	214,103	336,156
Fomento de Construcciones y Contratas SA (Spain)*(a)	187,786	1,424,210
Primoris Services Corp.	100,070	2,204,542

		3,964,908

Construction Materials — 0.6%
BRAAS Monier Building Group SA (Germany)	41,613	1,200,901
Buzzi Unicem SpA (Italy)	296,543	5,315,652
CRH PLC (Ireland)	148,696	4,305,029
LafargeHolcim Ltd. (Switzerland)*	23,824	1,192,983

		12,014,565

Consumer Finance — 0.5%
American Express Co.	136,510	9,494,271
Synchrony Financial*	14,344	436,201

		9,930,472

Containers & Packaging — 2.2%
AptarGroup, Inc.	20,475	1,487,509
Ball Corp.	155,605	11,317,152
Crown Holdings, Inc.*	36,815	1,866,521
Graphic Packaging Holding Co.	691,962	8,877,872
Greif, Inc. (Class A Stock)	52,130	1,606,125
Packaging Corp. of America	67,527	4,257,577
RPC Group PLC (United Kingdom)	646,634	7,927,698
Silgan Holdings, Inc.	66,478	3,571,198
Smurfit Kappa Group PLC (Ireland)	101,703	2,604,732
Vidrala SA (Spain)	76,829	3,908,857

		47,425,241

Diversified Consumer Services — 0.6%
Dignity PLC (United Kingdom)	180,596	6,776,877
Kroton Educacional SA (Brazil)	647,744	1,560,316
New Oriental Education & Technology Group, Inc. (China), ADR	152,897	4,796,379

		13,133,572

Diversified Financial Services — 1.4%
Ackermans & van Haaren NV (Belgium)	26,386	3,876,373
Berkshire Hathaway, Inc. (Class B Stock)*	38,237	5,048,813
Cerved Information Solutions SpA (Italy)*	356,194	2,958,701
FactSet Research Systems, Inc.	37,934	6,166,930
Intercontinental Exchange, Inc.	21,098	5,406,573
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	187,800	966,463
Moody’s Corp.(a)	18,789	1,885,288
MSCI, Inc.	61,526	4,437,870

		30,747,011

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services — 1.5%
Hellenic Telecommunications Organization SA (Greece)	246,187	$2,463,861
Level 3 Communications, Inc.*	16,715	908,627
Nippon Telegraph & Telephone Corp. (Japan)	360,945	14,364,931
Telecom Italia SpA (Italy)*(a)	1,247,584	1,581,090
Telenor ASA (Norway)	151,468	2,524,755
Verizon Communications, Inc.	203,962	9,427,124

		31,270,388

Electric — 0.2%
Avangrid, Inc.*	98,300	3,774,720

Electric Utilities — 1.2%
Edison International	31,981	1,893,595
Power Assets Holdings Ltd. (Hong Kong)	1,337,181	12,258,678
Westar Energy, Inc.	33,365	1,415,010
Xcel Energy, Inc.	295,888	10,625,338

		26,192,621

Electrical Equipment — 0.9%
Babcock & Wilcox Enterprises, Inc.*	103,830	2,166,932
Eaton Corp. PLC	240,699	12,525,976
Schneider Electric SE (France)	49,570	2,815,787
Thermon Group Holdings, Inc.*	128,450	2,173,374

		19,682,069

Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc.	57,897	2,480,307
Belden, Inc.	70,745	3,373,122
Coherent, Inc.*	28,485	1,854,658
CTS Corp.	94,480	1,666,627
Keysight Technologies, Inc.*	55,250	1,565,233
ScanSource, Inc.*	76,880	2,477,074

		13,417,021

Energy Equipment & Services — 0.3%
Era Group, Inc.*	72,600	809,490
Helmerich & Payne, Inc.(a)	24,486	1,311,225
Schlumberger Ltd.	27,801	1,939,120
SEACOR Holdings, Inc.*(a)	43,330	2,277,425

		6,337,260

Food & Staples Retailing — 0.3%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	31,625	1,392,122
CVS Health Corp.	9,365	915,616
Tsuruha Holdings, Inc. (Japan)	34,700	3,006,615

		5,314,353

Food Products — 2.4%
Cranswick PLC (United Kingdom)	322,597	9,121,534
Ebro Foods SA (Spain)	98,629	1,940,123
Greencore Group PLC (Ireland)	2,031,363	10,598,580
Hershey Co. (The)	49,358	4,406,189
Ingredion, Inc.	55,209	5,291,231
Mondelez International, Inc. (Class A Stock)	209,075	9,374,923
Nomad Foods Ltd. (United Kingdom)*	184,953	2,219,436
Pinnacle Foods, Inc.	83,335	3,538,404
Post Holdings, Inc.*(a)	74,975	4,625,957

		51,116,377

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities — 1.0%
Atmos Energy Corp.	26,890	$1,695,146
China Resources Gas Group Ltd. (China)	419,000	1,248,748
Gas Natural SDG SA (Spain)	111,447	2,272,667
Laclede Group, Inc. (The)	33,525	1,991,720
New Jersey Resources Corp.	30,050	990,448
UGI Corp.	345,496	11,663,945
WGL Holdings, Inc.	35,160	2,214,728

		22,077,402

Health Care Equipment & Supplies — 1.5%
Becton, Dickinson and Co.	41,716	6,428,018
Haemonetics Corp.*	75,030	2,418,967
Hologic, Inc.*	91,545	3,541,876
ICU Medical, Inc.*	13,660	1,540,575
Medtronic, PLC	121,499	9,345,703
Steris PLC (United Kingdom)	86,572	6,522,334
Zimmer Biomet Holdings, Inc.	16,431	1,685,656

		31,483,129

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc.*	36,446	2,276,417
AmerisourceBergen Corp.	11,059	1,146,929
Amsurg Corp.*	19,215	1,460,340
Cardinal Health, Inc.	107,721	9,616,254
Envision Healthcare Holdings, Inc.*	69,344	1,800,864
Laboratory Corp. of America Holdings*	49,100	6,070,724
Quest Diagnostics, Inc.	53,146	3,780,806
UnitedHealth Group, Inc.	73,032	8,591,484

		34,743,818

Health Care Technology — 0.4%
Allscripts Healthcare Solutions, Inc.*(a)	217,860	3,350,687
Cerner Corp.*	30,711	1,847,881
MedAssets, Inc.*	102,440	3,169,494

		8,368,062

Hotels, Restaurants & Leisure — 1.4%
Las Vegas Sands Corp.(a)	100,291	4,396,757
McDonald’s Corp.	114,570	13,535,300
Melia Hotels International SA (Spain)	199,063	2,629,405
OPAP SA (Greece)	160,256	1,406,299
Panera Bread Co. (Class A Stock)*	18,800	3,661,864
Sands China Ltd. (Hong Kong)	563,600	1,910,713
Wynn Macau Ltd. (Macau)	1,193,600	1,386,711

		28,927,049

Household Durables — 1.3%
Harman International Industries, Inc.	38,906	3,665,334
Helen of Troy Ltd.*	29,010	2,734,193
Newell Rubbermaid, Inc.(a)	42,517	1,874,149
NVR, Inc.*	8,661	14,230,023
PulteGroup, Inc.(a)	229,178	4,083,952
Sony Corp. (Japan)	65,400	1,607,322

		28,194,973

Household Products — 0.6%
Colgate-Palmolive Co.	173,075	11,530,257
Procter & Gamble Co. (The)	13,273	1,054,009

		12,584,266

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	2,366,000	$1,779,183
Huadian Fuxin Energy Corp. Ltd. (China) (Class H Stock)	3,160,000	899,312
NTPC Ltd. (India)	542,975	1,197,305

		3,875,800

Industrial Conglomerates — 0.8%
3M Co.	70,083	10,557,303
Carlisle Cos., Inc.	24,575	2,179,557
General Electric Co.	29,990	934,189
Nava Bharat Ventures Ltd. (India)	236,602	587,068
Rheinmetall AG (Germany)	19,193	1,275,801
Siemens AG (Germany)	22,664	2,192,660

		17,726,578

Insurance — 6.7%
ACE Ltd.	224,037	26,178,723
Alleghany Corp.*	15,623	7,466,700
American International Group, Inc.	167,834	10,400,673
Assicurazioni Generali SpA (Italy)	132,600	2,422,176
Assured Guaranty Ltd.	54,015	1,427,616
CNO Financial Group, Inc.	214,215	4,089,364
Delta Lloyd NV (Netherlands)	129,182	761,524
Fairfax Financial Holdings Ltd. (Canada)	25,681	12,192,025
FNF Group	124,640	4,321,269
Markel Corp.*	15,562	13,746,693
Marsh & McLennan Cos., Inc.	229,455	12,723,280
MetLife, Inc.	200,948	9,687,703
Primerica, Inc.(a)	98,266	4,641,103
Reinsurance Group of America, Inc.	36,520	3,124,286
Sony Financial Holdings, Inc. (Japan)	98,049	1,753,827
T&D Holdings, Inc. (Japan)	90,600	1,195,334
Torchmark Corp.	109,223	6,243,187
White Mountains Insurance Group Ltd.	9,281	6,745,524
Willis Group Holdings PLC*	178,774	8,683,053
Zurich Insurance Group AG (Switzerland)*	18,056	4,638,587

		142,442,647

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.*	20,175	13,636,081
HSN, Inc.	48,572	2,461,143
Liberty Interactive Corp. QVA Group (Class A Stock)*	205,152	5,604,753

		21,701,977

Internet Software & Services — 1.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	34,392	2,795,038
Alphabet, Inc. (Class C Stock)*	15,156	11,501,585
Baidu, Inc. (China), ADR*	10,199	1,928,019
ChinaCache International Holdings Ltd. (China), ADR*	44,200	364,208
CoStar Group, Inc.*	24,338	5,030,421
Facebook, Inc. (Class A Stock)*	58,422	6,114,447
NAVER Corp. (South Korea)	3,570	1,990,773
Tencent Holdings Ltd. (China)	230,204	4,507,391
United Internet AG (Germany)	70,375	3,869,177
Yandex NV (Russia)*	135,004	2,122,263

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Zillow Group, Inc. (Class C Stock)*(a)	7,139	$167,624

		40,390,946

IT Services — 1.8%
Accenture PLC (Class A Stock)	137,122	14,329,249
Automatic Data Processing, Inc.	148,043	12,542,203
Booz Allen Hamilton Holding Corp.	96,219	2,968,356
Fidelity National Information Services, Inc.	79,190	4,798,914
Forrester Research, Inc.	59,680	1,699,686
Fujitsu Ltd. (Japan)	380,000	1,896,626

		38,235,034

Leisure Products — 0.1%
Performance Sports Group Ltd.*	174,555	1,680,965

Life Sciences Tools & Services — 0.2%
Charles River Laboratories International, Inc.*	44,675	3,591,423

Machinery — 1.5%
Albany International Corp. (Class A Stock)	83,615	3,056,128
Allison Transmission Holdings, Inc.	208,829	5,406,583
Caterpillar, Inc.(a)	25,477	1,731,417
CIRCOR International, Inc.	35,800	1,508,970
ESCO Technologies, Inc.	53,270	1,925,178
IDEX Corp.	72,321	5,540,512
Luxfer Holdings PLC (United Kingdom), ADR	134,792	1,326,353
Mueller Industries, Inc.	118,670	3,215,957
PACCAR, Inc.	107,169	5,079,811
Trimas Corp.*	172,880	3,224,212

		32,015,121

Marine — 0.4%
Irish Continental Group PLC (Ireland), UTS	1,480,327	8,709,793

Media — 0.6%
DISH Network Corp. (Class A Stock)*	73,145	4,182,431
SES SA (Luxembourg)	47,989	1,329,768
Sky PLC (United Kingdom)	360,154	5,903,950
Wolters Kluwer NV (Netherlands)	53,031	1,780,978

		13,197,127

Multiline Retail — 0.2%
Dollar General Corp.	27,858	2,002,154
Fred’s, Inc. (Class A Stock)(a)	145,040	2,374,305

		4,376,459

Multi-Utilities — 1.1%
Centrica PLC (United Kingdom)	746,927	2,398,376
Dominion Resources, Inc.	198,201	13,406,316
National Grid PLC (United Kingdom)	334,876	4,618,499
PG&E Corp.	67,532	3,592,027

		24,015,218

Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp.	25,680	1,247,534
Cabot Oil & Gas Corp.	97,985	1,733,355
Canadian Natural Resources Ltd. (Canada), (NYSE)	101,649	2,218,998
Canadian Natural Resources Ltd. (Canada), (TSX)	54,885	1,198,688
Chevron Corp.	157,970	14,210,981

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Concho Resources, Inc.*	7,860	$729,880
Diamondback Energy, Inc.*	32,194	2,153,779
Dorian LPG Ltd.*(a)	131,210	1,544,342
Imperial Oil Ltd. (Canada)(a)	418,167	13,598,791
Marathon Oil Corp.	123,550	1,555,495
Occidental Petroleum Corp.	153,124	10,352,714
Pioneer Natural Resources Co.	13,893	1,741,904
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	97,663	2,225,844
RSP Permian, Inc.*(a)	109,160	2,662,412
Scorpio Tankers, Inc. (Monaco)	316,210	2,536,004
Suncor Energy, Inc. (Canada)	510,438	13,169,300
Total SA (France)	56,865	2,549,351
TransCanada Corp. (Canada)	73,952	2,410,096
World Fuel Services Corp.	111,071	4,271,791

		82,111,259

Paper & Forest Products — 0.7%
Deltic Timber Corp.	37,305	2,196,145
International Paper Co.	119,327	4,498,628
KapStone Paper and Packaging Corp.	244,002	5,512,005
Norbord, Inc. (Canada)(a)	127,319	2,479,762

		14,686,540

Pharmaceuticals — 6.6%
Allergan PLC*	18,938	5,918,125
AstraZeneca PLC (United Kingdom)	120,520	8,140,855
Bristol-Myers Squibb Co.	539,173	37,089,711
Eisai Co. Ltd. (Japan)	110,164	7,287,436
Johnson & Johnson	219,395	22,536,254
Merck & Co., Inc.	580,685	30,671,782
Mylan NV*(a)	140,322	7,587,211
Ono Pharmaceutical Co. Ltd. (Japan)	25,079	4,471,879
Phibro Animal Health Corp. (Class A Stock)(a)	48,240	1,453,471
Roche Holding AG (Switzerland)	44,286	12,272,023
UCB SA (Belgium)	24,728	2,232,038

		139,660,785

Professional Services — 0.3%
FTI Consulting, Inc.*	86,370	2,993,584
Huron Consulting Group, Inc.*	30,230	1,795,662
Mistras Group, Inc.*	111,640	2,131,208

		6,920,454

Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	103,106	9,996,127
DiamondRock Hospitality Co.	130,860	1,262,799
Education Realty Trust, Inc.	54,100	2,049,308
Equity Lifestyle Properties, Inc.	53,617	3,574,645
Grivalia Properties REIC AE (Greece)	332,236	2,661,008
Hibernia REIT PLC (Ireland)	855,310	1,307,960
ICADE (France)	22,981	1,542,492
Intu Properties PLC (United Kingdom)	277,469	1,296,321
Kite Realty Group Trust	57,365	1,487,474
Mid-America Apartment Communities, Inc.	24,855	2,257,083
Summit Hotel Properties, Inc.	142,581	1,703,843
Weyerhaeuser Co.	178,892	5,363,182

		34,502,242

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development — 0.8%
Castellum AB (Sweden)	128,180	$1,825,444
Daito Trust Construction Co. Ltd. (Japan)	58,361	6,741,308
Realogy Holdings Corp.*	120,457	4,417,158
Vonovia SE (Germany)	119,747	3,699,374

		16,683,284

Real Estate Services — 0.4%
Kennedy Wilson Europe Real Estate PLC (United Kingdom)	467,158	8,307,851

Road & Rail — 2.3%
AMERCO	9,183	3,576,779
Canadian National Railway Co. (Canada)	290,920	16,262,674
DSV A/S (Denmark)	67,642	2,662,637
Genesee & Wyoming, Inc. (Class A Stock)*	142,489	7,650,234
Kansas City Southern	34,137	2,549,010
Union Pacific Corp.	209,602	16,390,876

		49,092,210

Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.	96,165	1,795,401
Intel Corp.	444,965	15,329,044
Lam Research Corp.(a)	29,781	2,365,207
Maxim Integrated Products, Inc.	215,136	8,175,168

		27,664,820

Software — 2.3%
Activision Blizzard, Inc.	44,841	1,735,795
Atlassian Corp. PLC (United Kingdom) (Class A Stock)*(a)	1,600	48,128
Microsoft Corp.	677,473	37,586,202
Oracle Corp.	39,054	1,426,643
ServiceNow, Inc.*	14,098	1,220,323
Verint Systems, Inc.*	72,069	2,923,119
Xura, Inc.*	122,118	3,001,660

		47,941,870

Specialty Retail — 3.9%
Advance Auto Parts, Inc.	118,043	17,766,652
Ascena Retail Group, Inc.*(a)	195,235	1,923,065
AutoZone, Inc.*	7,678	5,696,385
CarMax, Inc.*(a)	20,432	1,102,715
Cato Corp. (The) (Class A Stock)	69,890	2,573,350
CST Brands, Inc.	72,670	2,844,304
DSW, Inc. (Class A Stock)(a)	66,730	1,592,178
Home Depot, Inc. (The)	107,093	14,163,049
Lowe’s Cos., Inc.	126,048	9,584,690
Rent-A-Center, Inc.(a)	125,755	1,882,552
Ross Stores, Inc.	22,716	1,222,348
Stage Stores, Inc.(a)	150,235	1,368,641
Tiffany & Co.	24,172	1,844,082
TJX Cos., Inc. (The)	223,063	15,817,397
Urban Outfitters, Inc.*	108,969	2,479,045

		81,860,453

Technology Hardware, Storage & Peripherals — 0.2%
Diebold, Inc.(a)	85,750	2,580,217
Pure Storage, Inc. (Class A Stock)*(a)	3,800	59,166
Western Digital Corp.	29,857	1,792,913

		4,432,296

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 0.4%
Brunello Cucinelli SpA (Italy)	87,985	$1,555,311
Crocs, Inc.*	365,534	3,743,068
Ralph Lauren Corp.	10,676	1,190,160
Samsonite International SA	894,900	2,690,456

		9,178,995

Thrifts & Mortgage Finance — 0.1%
Northwest Bancshares, Inc.(a)	196,380	2,629,528

Tobacco — 1.0%
British American Tobacco PLC (United Kingdom)	363,103	20,164,693

Trading Companies & Distributors — 1.0%
AerCap Holdings NV (Netherlands)*	112,965	4,875,569
Fastenal Co.(a)	209,218	8,540,279
GATX Corp.(a)	53,060	2,257,703
MSC Industrial Direct Co., Inc. (Class A Stock)	88,655	4,988,617

		20,662,168

Transportation Infrastructure — 0.2%
Groupe Eurotunnel SE (France)	112,568	1,400,475
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	2,748,000	3,688,120

		5,088,595

Water Utilities — 0.3%
Guangdong Investment Ltd. (China)	3,950,420	5,578,894

Wireless Telecommunication Services — 0.5%
KDDI Corp. (Japan)	199,175	5,172,614
NTT DoCoMo, Inc. (Japan)	158,100	3,242,884
SoftBank Group Corp. (Japan)	27,040	1,364,720

		9,780,218

TOTAL LONG-TERM INVESTMENTS (cost $1,703,653,914)		1,815,050,172

SHORT-TERM INVESTMENTS — 21.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 17.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $368,753,503; includes $106,505,753 of cash collateral for securities on loan)(b)(w)(Note 4)	368,753,503	368,753,503

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED* — 3.7%
	Notional Amount (000)#	Value (Note 2)
Put Options
S&P 500 Index,
expiring 06/21/16, Strike Price $1,900.00	535	$29,906,500
expiring 12/21/16, Strike Price $1,875.00	528	49,242,125

TOTAL OPTIONS PURCHASED (cost $90,017,059)		79,148,625

TOTAL SHORT-TERM INVESTMENTS (cost $458,770,562)		447,902,128

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 106.6% (cost $2,162,424,476)		2,262,952,300

OPTIONS WRITTEN* — (2.0)%
Put Options
S&P 500 Index,
expiring 06/22/16, Strike Price $1,700.00	535	(12,893,500)
expiring 12/21/16, Strike Price $1,775.00	425	(29,665,000)

TOTAL OPTIONS WRITTEN (premiums received $51,543,309)		(42,558,500)

Value (Note 2)
TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 104.6% (cost $2,110,881,167)	$2,220,393,800
Liabilities in excess of other assets(z) — (4.6)%	(98,532,009)

NET ASSETS — 100.0%	$2,121,861,791

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $102,647,161; cash collateral of $106,505,753 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Long Position:
1,313	S&P 500 E-Mini	Mar. 2016	$132,284,523	$133,624,010	$1,339,487

(1)	Cash of $6,039,800 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts as of December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Euro, Expiring 03/16/16	Hong Kong & Shanghai Bank	EUR	1,649	$1,798,736	$1,795,592	$(3,144)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
OTC forward foreign currency exchange contracts:
Euro, Expiring 03/16/16	Citigroup Global Markets	EUR	3,621	$3,979,226	$3,942,897	$36,329

						$33,185

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$44,325,539	$2,891,085	$—
Air Freight & Logistics	15,196,495	1,362,140	—
Airlines	1,748,716	—	—
Auto Components	1,962,331	823,491	—
Automobiles	4,772,622	993,673	—
Banks	128,517,016	31,173,996	1,695,056
Beverages	28,208,911	6,068,979	—
Biotechnology	1,896,759	—	—
Building Products	20,693,132	4,534,367	—
Capital Markets	31,457,982	5,201,201	—
Chemicals	29,139,512	2,877,518	—
Commercial Services & Supplies	26,766,277	—	—
Communications Equipment	43,137,854	—	—
Construction & Engineering	2,204,542	1,760,366	—
Construction Materials	1,200,901	10,813,664	—
Consumer Finance	9,930,472	—	—
Containers & Packaging	32,983,954	14,441,287	—
Diversified Consumer Services	6,356,695	6,776,877	—
Diversified Financial Services	22,945,474	7,801,537	—
Diversified Telecommunication Services	10,335,751	20,934,637	—
Electric	3,774,720	—	—
Electric Utilities	13,933,943	12,258,678	—
Electrical Equipment	16,866,282	2,815,787	—
Electronic Equipment, Instruments & Components	13,417,021	—	—
Energy Equipment & Services	6,337,260	—	—
Food & Staples Retailing	2,307,738	3,006,615	—
Food Products	38,577,674	12,538,703	—
Gas Utilities	18,555,987	3,521,415	—
Health Care Equipment & Supplies	31,483,129	—	—
Health Care Providers & Services	34,743,818	—	—
Health Care Technology	8,368,062	—	—
Hotels, Restaurants & Leisure	21,593,921	7,333,128	—
Household Durables	26,587,651	1,607,322	—
Household Products	12,584,266	—	—
Independent Power & Renewable Electricity
Producers	—	3,875,800	—
Industrial Conglomerates	14,258,117	3,468,461	—
Insurance	131,671,199	10,771,448	—
Internet & Catalog Retail	21,701,977	—	—
Internet Software & Services	30,023,605	10,367,341	—
IT Services	36,338,408	1,896,626	—
Leisure Products	1,680,965	—	—
Life Sciences Tools & Services	3,591,423	—	—
Machinery	32,015,121	—	—
Marine	8,709,793	—	—
Media	4,182,431	9,014,696	—
Multiline Retail	4,376,459	—	—
Multi-Utilities	16,998,343	7,016,875	—
Oil, Gas & Consumable Fuels	77,336,064	4,775,195	—
Paper & Forest Products	14,686,540	—	—
Pharmaceuticals	105,256,554	34,404,231	—
Professional Services	6,920,454	—	—
Real Estate Investment Trusts (REITs)	30,355,469	4,146,773	—

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Real Estate Management & Development	$4,417,158	$12,266,126	$—
Real Estate Services	—	8,307,851	—
Road & Rail	46,429,573	2,662,637	—
Semiconductors & Semiconductor Equipment	27,664,820	—	—
Software	47,941,870	—	—
Specialty Retail	81,860,453	—	—
Technology Hardware, Storage & Peripherals	4,432,296	—	—
Textiles, Apparel & Luxury Goods	7,623,684	1,555,311	—
Thrifts & Mortgage Finance	2,629,528	—	—
Tobacco	—	20,164,693	—
Trading Companies & Distributors	20,662,168	—	—
Transportation Infrastructure	—	5,088,595	—
Water Utilities	—	5,578,894	—
Wireless Telecommunication Services	—	9,780,218	—
Affiliated Money Market Mutual Fund	368,753,503	—	—
Options Purchased	79,148,625	—	—
Options Written	(42,558,500)	—	—
Other Financial Instruments*
Futures Contracts	1,339,487	—	—
OTC Forward Foreign Currency Contracts	—	33,185	—

Total	$1,903,359,994	$316,711,422	$1,695,056

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (5.0% represents investments purchased with collateral from securities on loan)	17.4%
Banks	7.6
Insurance	6.7
Pharmaceuticals	6.6
Oil, Gas & Consumable Fuels	3.9
Specialty Retail	3.9
Options Purchased	3.7
Food Products	2.4
Road & Rail	2.3
Software	2.3
Containers & Packaging	2.2
Aerospace & Defense	2.2
Communications Equipment	2.0
Internet Software & Services	1.9
IT Services	1.8
Capital Markets	1.7
Health Care Providers & Services	1.6
Real Estate Investment Trusts (REITs)	1.6
Beverages	1.6
Chemicals	1.5
Machinery	1.5
Health Care Equipment & Supplies	1.5
Diversified Telecommunication Services	1.5
Diversified Financial Services	1.4
Hotels, Restaurants & Leisure	1.4
Household Durables	1.3
Semiconductors & Semiconductor Equipment	1.3
Commercial Services & Supplies	1.3

Electric Utilities	1.2%
Building Products	1.2
Multi-Utilities	1.1
Gas Utilities	1.0
Internet & Catalog Retail	1.0
Trading Companies & Distributors	1.0
Tobacco	1.0
Electrical Equipment	0.9
Industrial Conglomerates	0.8
Real Estate Management & Development	0.8
Air Freight & Logistics	0.8
Paper & Forest Products	0.7
Electronic Equipment, Instruments & Components	0.6
Media	0.6
Diversified Consumer Services	0.6
Household Products	0.6
Construction Materials	0.6
Consumer Finance	0.5
Wireless Telecommunication Services	0.5
Textiles, Apparel & Luxury Goods	0.4
Marine	0.4
Health Care Technology	0.4
Real Estate Services	0.4
Professional Services	0.3
Energy Equipment & Services	0.3
Automobiles	0.3
Water Utilities	0.3
Food & Staples Retailing	0.3
Transportation Infrastructure	0.2
Technology Hardware, Storage & Peripherals	0.2
Multiline Retail	0.2
Construction & Engineering	0.2
Independent Power & Renewable Electricity Producers	0.2
Electric	0.2
Life Sciences Tools & Services	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Auto Components	0.1%
Thrifts & Mortgage Finance	0.1
Biotechnology	0.1
Airlines	0.1
Leisure Products	0.1

106.6

Options Written	(2.0)%
Liabilities in excess of other assets	(4.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$36,329		Unrealized depreciation on OTC forward foreign currency exchange contracts	$3,144
Equity contracts	Due from/to broker-variation margin futures	1,339,487	*	—	—
Equity contracts	Unaffiliated investments	79,148,625		Options Written outstanding, at value	42,558,500

Total		$80,524,441			$42,561,644

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Options Purchased(1)	Options Written	Total
Equity contracts	$(217,988)	$6,969,733	$(98,879,663)	$48,987,228	$(43,140,690)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Options Purchased(2)	Options Written	Forward Currency Contracts(3)	Total
Foreign exchange contracts	$—	$—	$—	$—	$33,185	$33,185
Equity contracts	156,152	1,339,487	(8,160,926)	9,009,190	—	2,343,903

Total	$156,152	$1,339,487	$(8,160,926)	$9,009,190	$33,185	$2,377,088

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Forward Foreign Currency Exchange Contracts-Purchased(4)	Forward Foreign Currency Exchange Contracts-Sold(4)
$72,834,828	$995	$85,705,782	$359,747	$795,845

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Citigroup Global Markets	$36,329	$—	$—	$36,329
Hong Kong & Shanghai Bank	—	—	—	—

	$36,329

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Citigroup Global Markets	$—	$—	$—	$—
Hong Kong & Shanghai Bank	(3,144)	—	—	(3,144)

	$(3,144)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

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AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $102,647,161:
Unaffiliated investments (cost $1,793,670,973)	$1,894,198,797
Affiliated investments (cost $368,753,503)	368,753,503
Cash	2,512
Foreign currency, at value (cost $455,521)	451,871
Deposit with Broker for futures	6,039,800
Dividends and interest receivable	2,327,670
Receivable for investments sold	1,454,458
Tax reclaim receivable	1,365,650
Receivable from affiliate	131,680
Receivable for fund share sold	73,359
Unrealized appreciation on OTC forward foreign currency contracts	36,329
Prepaid expenses	16,906

Total Assets	2,274,852,535

LIABILITIES:
Payable to broker for collateral for securities on loan	106,505,753
Options written outstanding, at value (premiums received $51,543,309)	42,558,500
Payable for investments purchased	1,439,178
Due to broker-variation margin futures	1,260,480
Advisory fees payable	838,821
Accrued expenses and other liabilities	216,708
Payable for fund share repurchased	107,750
Distribution fee payable	59,913
Unrealized depreciation on OTC forward foreign currency contracts	3,144
Affiliated transfer agent fee payable	340
Deferred trustees’ fees	157

Total Liabilities	152,990,744

NET ASSETS	$2,121,861,791

Net assets were comprised of:
Paid-in capital	$1,766,283,294
Retained earnings	355,578,497

Net assets, December 31, 2015	$2,121,861,791

Net asset value and redemption price per share, $2,121,861,791 / 168,768,042 outstanding shares of beneficial interest.	$12.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $755,619, includes $80,966 reimbursable by an affiliate)	$36,973,145
Affiliated dividend income	498,244
Affiliated income from securities lending, net	302,284
Interest income	8,962

37,782,635

EXPENSES
Advisory fees	19,566,262
Distribution fee	3,832,024
Custodian and accounting fees	522,000
Trustees’ fees	31,000
Insurance expenses	27,000
Audit fee	26,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	7,000
Miscellaneous	45,241

Total expenses	24,078,527

NET INVESTMENT INCOME	13,704,108

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(146,138))	16,128,699
Futures transactions	6,969,733
Options written transactions	48,987,228
Foreign currency transactions	(159,647)

71,926,013

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $31,906)	(110,948,904)
Futures	1,339,487
Options written	9,009,190
Foreign currencies	(43,995)

(100,644,222)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(28,718,209)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,014,101)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$13,704,108	$18,706,517
Net realized gain on investment and foreign currency transactions	71,926,013	75,705,766
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(100,644,222)	16,853,349

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,014,101)	111,265,632

FUND SHARE TRANSACTIONS:
Fund share sold [12,631,165 and 34,089,885 shares, respectively]	160,680,798	415,255,720
Fund share repurchased [20,072,589 and 11,603,831 shares, respectively]	(252,122,462)	(141,386,167)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(91,441,664)	273,869,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,455,765)	385,135,185
NET ASSETS:
Beginning of year	2,228,317,556	1,843,182,371

End of year	$2,121,861,791	$2,228,317,556

SEE NOTES TO FINANCIAL STATEMENTS.

A185

Glossary:

SCHEDULE OF INVESTMENTS	December 31, 2015

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hunarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

ASE	American Stock Exchange
BIST	Borsa Istanbul
FTSE	Financial Times Stock Exchange
JSE	Johannesburg Stock Exchange
MICEX	Moscow Exchange
NASDAQ GS	National Association of Securities Dealers Automated Quotations Global Select Market
NYSE	New York Stock Exchange
OMXS	Sweden Stock Market Index
OTC	Over-the-counter
SET	Stock Exchange of Thailand
SGX	Singapore Exchange
TASE	Tel Aviv Stock Exchange
TSX	Toronto Stock Exchange

Index:

Bovespa	Sao Paulo Se Bovespa Index
CNX	CNX Nifty Index
HSCEI	Hang Seng China Enterprises Index
iBoxx	Bond Market Indices
KOSPI	Korean Stock Exchange Index
WIG20	Warsaw Stock Exchange Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
CDI	Chess Depository Interest
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMU	European Monetary Union
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
GDR	Global Depositary Receipt
L1	Level 1
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
N/A	Not Applicable
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
S&P	Standard & Poor
SLM	Student Loan Mortgage
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2015 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 29 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)

AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”)	Long-term capital appreciation.	AQR Capital Management, LLC / CNH Partners, LLC

AST BlackRock iShares ETF Portfolio (“BlackRock iShares ETF”)	Maximize total return with a moderate level of risk.	BlackRock Investment Management, LLC

AST Boston Partners Large-Cap Value Portfolio (“Boston Partners Large-Cap Value”)	Capital appreciation.	Boston Partners Financial Group, LLC

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”).	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”).	Long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

AST Herndon Large-Cap Value Portfolio (“Herndon Large-Cap Value”)	Maximum growth of capital.	Herndon Capital Management, LLC

AST International Growth Portfolio (“International Growth”)	Long-term growth of capital.	Jennison Associates, LLC / Neuberger Berman Management, LLC / William Blair & Company LLC

AST International Value Portfolio (“International Value”)	Capital growth.	Lazard Asset Management, LLC / LSV Asset Management

AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”)	Capital growth.	J.P. Morgan Investment Management, Inc.

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	Objective	Subadviser(s)
AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”)	Long-term growth of capital.	Jennison Associates, LLC

AST Large-Cap Value Portfolio (“Large-Cap Value”)	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management, LLC

AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”)	Long-term growth of capital.	Loomis, Sayles & Company, L.P.

AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.	Massachusetts Financial Services Company (“MFS”)

AST MFS Growth Portfolio (“MFS Growth”)	Long-term growth of capital and future, rather than current, income.	MFS

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”)	Capital appreciation.	MFS

AST Mid-Cap Value Portfolio (“Mid-Cap Value”)	Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	EARNEST Partners LLC through July 10, 2015 / WEDGE Capital Management, LLP

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”)	Capital growth.	LSV Asset Management/ Neuberger Berman Management, LLC

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”)	Long-term capital appreciation.	Parametric Portfolio Associates, LLC

AST QMA Emerging Markets Equity Portfolio (“QMA Emerging Markets Equity”)	Long-term capital appreciation.	Quantitative Management Associates LLC (“QMA”)

AST QMA Large-Cap Portfolio (“QMA Large-Cap”)	Long-term capital appreciation.	QMA

AST Small-Cap Growth Portfolio (“Small-Cap Growth”)	Long-term capital growth.	Eagle Asset Management, Inc. / Emerald Mutual Fund Advisers Trust

AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”)	Capital growth.	RS Investment Management Company, LLC / Wellington Management Company, LLP

AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small capitalization stocks that appear to be undervalued.	ClearBridge Investments, LLC through July 10, 2015 / J.P. Morgan Investment Management, Inc. / Lee Munder Capital Group, LLC

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	Objective	Subadviser(s)
AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”)	Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)	Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.

AST Templeton Global Bond Portfolio (“Templeton Global Bond”)	Current income with capital appreciation and growth of income.	Franklin Advisers, Inc.

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”)	To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.	Wellington Management Company, LLP

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”), with the exception of AQR Emerging Markets Equity for whom PI is the sole Investment Manager. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the

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NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

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Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Participatory Notes/Warrants:    The Trust may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Trust may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized

B5

on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on the daily changes in valuation of the swap

B6

contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios entered into CDS contracts to provide a measure of protection against defaults or take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Portfolio’s favor, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve,

B7

may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2015, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:    Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

B8

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

MLPs:    Certain Portfolios invest in Master Limited Partnerships (MLPs). Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements

B9

for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2015, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisor fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the Investment Manager at any time without notice.

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
AQR Emerging Markets Equity	1.09% first $300 million;	0.9325% first $300 million;	1.02%
	1.08% on next $200 million;	0.9225% on next $200 million;
	1.07% on next $250 million;	0.9125% on next $250 million;
	1.06% on next $ 2.5 billion;	0.9025% on next $ 2.5 billion;
	1.05% on next $2.75 billion;	0.8925% on next $2.75 billion;
	1.02% on next $4 billion;	0.8625% on next $4 billion ;
	1.00% in excess of $10 billion	0.8425% in excess of $10 billion
BlackRock iShares ETF	0.89% first $300 million;	0.7325% first $300 million;	0.61%
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $ 2.5 billion;	0.7025% on next $ 2.5 billion;
	0.85% on next $2.75 billion;	0.6925% on next $2.75 billion;
	0.82% on next $4 billion;	0.6625% on next $4 billion;
	0.80% in excess of $10 billion	0.6425% in excess of $10 billion
Boston Partners Large-Cap Value	0.74% first $300 million;	0.5825% first $300 million;	0.65%
	0.73% on next $200 million;	0.5725% on next $200 million;
	0.72% on next $250 million;	0.5625% on next $250 million;
	0.71% on next $ 2.5 billion;	0.5525% on next $ 2.5 billion;
	0.70% on next $2.75 billion;	0.5425% on next $2.75 billion;
	0.67% on next $4 billion;	0.5125% on next $4 billion;
	0.65% in excess of $10 billion	0.4925% in excess $ 10 billion
Cohen & Steers Realty	0.99% first $300 million;	0.8325% first $300 million;	0.84%
	0.98% on next $200 million;	0.8225% on next $200 million;
	0.97% on next $250 million;	0.8125% on next $250 million;
	0.96% on next $ 2.5 billion;	0.8025% on next $ 2.5 billion;
	0.95% on next $2.75 billion;	0.7925% on next $2.75 billion;
	0.92% on next $4 billion;	0.7625% on next $4 billion;
	0.90% in excess of $10 billion	0.7425% in excess of $10 billion

B10

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
Goldman Sachs Large-Cap Value	0.74% first $300 million;	0.5825% first $300 million;	0.62%
	0.73% on next $200 million;	0.5725% on next $200 million;
	0.72% on next $250 million;	0.5625% on next $250 million;
	0.71% on next $ 2.5 billion;	0.5525% on next $ 2.5 billion;
	0.70% on next $2.75 billion;	0.5425% on next $2.75 billion;
	0.67% on next $4 billion;	0.5125% on next $4 billion;
	0.65% in excess of $10 billion	0.4925% in excess of $10 billion
Goldman Sachs Mid-Cap Growth	0.99% first $300 million;	0.8325% first $300 million;	0.82%
	0.98% on next $200 million;	0.8225% on next $200 million;
	0.97% on next $250 million;	0.8125% on next $250 million;
	0.96% on next $ 2.5 billion;	0.8025% on next $ 2.5 billion;
	0.95% on next $2.75 billion;	0.7925% on next $2.75 billion;
	0.92% on next $4 billion;	0.7625% on next $4 billion;
	0.90% in excess of $10 billion	0.7425% in excess of $10 billion
Goldman Sachs Small-Cap Value	0.94% first $300 million;	0.7825% first $300 million;	0.84%
	0.93% on next $200 million;	0.7725% on next $200 million;
	0.92% on next $250 million;	0.7625% on next $250 million;
	0.91% on next $ 2.5 billion;	0.7525% on next $ 2.5 billion;
	0.90% on next $2.75 billion;	0.7425% on next $2.75 billion;
	0.87% on next $4 billion;	0.7125% on next $4 billion;
	0.85% in excess of $10 billion	0.6925% in excess of $10 billion
Herndon Large-Cap Value	0.84% first $300 million;	0.6825% first $300 million;	0.60%
	0.83% on next $200 million;	0.6725% on next $200 million;
	0.82% on next $250 million;	0.6625% on next $250 million;
	0.81% on next $ 2.5 billion;	0.6525% on next $ 2.5 billion;
	0.80% on next $2.75 billion;	0.6425% on next $2.75 billion;
	0.77% on next $4 billion;	0.6125% on next $4 billion;
	0.75% in excess of $10 billion	0.5925% in excess of $10 billion
International Growth	0.99% first $300 million;	0.8325% first $300 million;	0.88%
	0.98% on next $200 million;	0.8225% on next $200 million;
	0.97% on next $250 million;	0.8125% on next $250 million;
	0.96% on next $ 2.5 billion;	0.8025% on next $ 2.5 billion;
	0.95% on next $2.75 billion;	0.7925% on next $2.75 billion;
	0.92% on next $4 billion;	0.7625% on next $4 billion;
	0.90% in excess of $10 billion	0.7425% in excess of $10 billion
International Value	0.99% first $300 million;	0.8325% first $300 million;	0.89%
	0.98% on next $200 million;	0.8225% on next $200 million;
	0.97% on next $250 million;	0.8125% on next $250 million;
	0.96% on next $ 2.5 billion;	0.8025% on next $ 2.5 billion;
	0.95% on next $2.75 billion;	0.7925% on next $2.75 billion;
	0.92% on next $4 billion;	0.7625% on next $4 billion;
	0.90% in excess of $10 billion	0.7425% in excess of $10 billion
J.P. Morgan International Equity	0.99% first $75 million;	0.8325% first $75 million;	0.79%
	0.84% on next $225 million;	0.6825% on next $225 million;
	0.83% on next $200 million;	0.6725% on next $200 million;
	0.82% on next $250 million;	0.6625% on next $250 million;
	0.81% on next $ 2.5 billion;	0.6525% on next $ 2.5 billion;
	0.80% on next $2.75 billion;	0.6425% on next $2.75 billion;
	0.77% on next $4 billion;	0.6125% on next $4 billion;
	0.75% in excess of $10 billion	0.5925% in excess of $10 billion
Jennison Large-Cap Growth	0.89% first $300 million;	0.7325% first $300 million;	0.79%
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $ 2.5 billion;	0.7025% on next $ 2.5 billion;
	0.85% on next $2.75 billion;	0.6925% on next $2.75 billion;
	0.82% on next $4 billion;	0.6625% on next $4 billion;
	0.80% in excess of $10 billion	0.6425% in excess of $10 billion
Large-Cap Value	0.74% first $300 million;	0.5825% first $300 million;	0.64%
	0.73% on next $200 million;	0.5725% on next $200 million;
	0.72% on next $250 million;	0.5625% on next $250 million;
	0.71% on next $ 2.5 billion;	0.5525% on next $ 2.5 billion;
	0.70% on next $2.75 billion;	0.5425% on next $2.75 billion;
	0.67% on next $4 billion;	0.5125% on next $4 billion;
	0.65% in excess of $10 billion	0.4925% in excess of $10 billion
Loomis Sayles Large-Cap Growth	0.89% first $300 million;	0.7325% first $300 million;	0.73%
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $ 2.5 billion;	0.7025% on next $ 2.5 billion;
	0.85% on next $2.75 billion;	0.6925% on next $2.75 billion;
	0.82% on next $4 billion;	0.6625% on next $4 billion;
	0.80% in excess of $10 billion	0.6425% in excess of $10 billion

B11

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
MFS Global Equity	0.99% first $300 million;	0.8325% first $300 million;	0.90%
	0.98% on next $200 million;	0.8225% on next $200 million;
	0.97% on next $250 million;	0.8125% on next $250 million;
	0.96% on next $ 2.5 billion;	0.8025% on next $ 2.5 billion;
	0.95% on next $2.75 billion;	0.7925% on next $2.75 billion;
	0.92% on next $4 billion;	0.7625% on next $4 billion;
	0.90% in excess of $10 billion	0.7425% in excess of $10 billion
MFS Growth	0.89% first $300 million;	0.7325% first $300 million;	0.80%
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $ 2.5 billion;	0.7025% on next $ 2.5 billion;
	0.85% on next $2.75 billion;	0.6925% on next $2.75 billion;
	0.82% on next $4 billion;	0.6625% on next $4 billion;
	0.80% in excess of $10 billion	0.6425% in excess of $10 billion
MFS Large-Cap Value	0.84% first $300 million;	0.6825% first $300 million;	0.76%
	0.83% on next $200 million;	0.6725% on next $200 million;
	0.82% on next $250 million;	0.6625% on next $250 million;
	0.81% on next $ 2.5 billion;	0.6525% on next $ 2.5 billion;
	0.80% on next $2.75 billion;	0.6425% on next $2.75 billion;
	0.77% on next $4 billion;	0.6125% on next $4 billion;
	0.75% in excess of $10 billion	0.5925% in excess of $10 billion
Mid-Cap Value	0.94% first $300 million;	0.7825% first $300 million;	0.86%
	0.93% on next $200 million;	0.7725% on next $200 million;
	0.92% on next $250 million;	0.7625% on next $250 million;
	0.91% on next $ 2.5 billion;	0.7525% on next $ 2.5 billion;
	0.90% on next $2.75 billion;	0.7425% on next $2.75 billion;
	0.87% on next $4 billion;	0.7125% on next $4 billion;
	0.85% in excess of $10 billion	0.6925% in excess of $10 billion
Neuberger Berman/LSV Mid-Cap Value	0.89% first $300 million;	0.7325% first $300 million;	0.80%
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $250 million;	0.7025% on next $250 million;
	0.81% on next $2.25 billion;	0.6525% on next $2.25 billion;
	0.80% on next $2.75 billion;	0.6425% on next $2.75 billion;
	0.77% on next $4 billion;	0.6125% on next $4 billion;
	0.75% in excess of $10 billion	0.5925% in excess of $10 billion
Parametric Emerging Markets Equity	1.09% first $300 million;	0.9325% first $300 million;	1.01%
	1.08% on next $200 million;	0.9225% on next $200 million;
	1.07% on next $250 million;	0.9125% on next $250 million;
	1.06% on next $ 2.5 billion;	0.9025% on next $ 2.5 billion;
	1.05% on next $2.75 billion;	0.8925% on next $2.75 billion;
	1.02% on next $4 billion;	0.8625% on next $4 billion;
	1.00% in excess of $10 billion	0.8425% in excess of $10 billion
QMA Emerging Markets Equity	1.09% first $300 million;	0.9325% first $300 million;	1.02%
	1.08% on next $200 million;	0.9225% on next $200 million;
	1.07% on next $250 million;	0.9125% on next $250 million;
	1.06% on next $ 2.5 billion;	0.9025% on next $ 2.5 billion;
	1.05% on next $2.75 billion;	0.8925% on next $2.75 billion;
	1.02% on next $4 billion;	0.8625% on next $4 billion;
	1.00% in excess of $10 billion	0.8425% in excess of $10 billion
QMA Large-Cap	0.74% first $300 million;	0.5825% of first $300 million;	0.62%*
	0.73% on next $200 million;	0.5725% on next $200 million;
	0.72% on next $250 million;	0.5625% on next $250 million;
	0.71% on next $ 2.5 billion;	0.5525% on next $ 2.5 billion;
	0.70% on next $2.75 billion;	0.5425% on next $2.75 billion;
	0.67% on next $4 billion;	0.5125% on next $4 billion;
	0.65% in excess of $10 billion	0.4925% in excess of $10 billion
Small-Cap Growth	0.89% first $300 million;	0.7325% first $300 million;	0.80%
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $ 2.5 billion;	0.7025% on next $ 2.5 billion;
	0.85% on next $2.75 billion;	0.6925% on next $2.75 billion;
	0.82% on next $4 billion;	0.6625% on next $4 billion;
	0.80% in excess of $10 billion	0.6425% in excess of $10 billion
Small-Cap Growth Opportunities	0.94% first $300 million;	0.7825% first $300 million;	0.85%
	0.93% on next $200 million;	0.7725% on next $200 million;
	0.92% on next $250 million;	0.7625% on next $250 million;
	0.91% on next $ 2.5 billion;	0.7525% on next $ 2.5 billion;
	0.90% on next $2.75 billion;	0.7425% on next $2.75 billion;
	0.87% on next $4 billion;	0.7125% on next $4 billion;
	0.85% in excess of $10 billion	0.6925% in excess of $10 billion

B12

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
Small-Cap Value	0.89% first $300 million;	0.7325% first $300 million;	0.80%
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $ 2.5 billion;	0.7025% on next $ 2.5 billion;
	0.85% on next $2.75 billion;	0.6925% on next $2.75 billion;
	0.82% on next $4 billion;	0.6625% on next $4 billion;
	0.80% in excess of $10 billion	0.6425% in excess of $10 billion
T. Rowe Price Large-Cap Growth	0.89% first $300 million;	0.7325% first $300 million;	0.76%**
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $250 million;	0.7025% on next $250 million;
	0.81% on next $2.25 billion;	0.6525% on next $2.25 billion;
	0.80% on next $2.75 billion;	0.6425% on next $2.75 billion;
	0.77% on next $4 billion;	0.6125% on next $4 billion;
	0.75% in excess of $10 billion	0.5925% in excess of $10 billion
T. Rowe Price Natural Resources	0.89% first $300 million;	0.7325% first $300 million;	0.81%
	0.88% on next $200 million;	0.7225% on next $200 million;
	0.87% on next $250 million;	0.7125% on next $250 million;
	0.86% on next $ 2.5 billion;	0.7025% on next $ 2.5 billion;
	0.85% on next $2.75 billion;	0.6925% on next $2.75 billion;
	0.82% on next $4 billion;	0.6625% on next $4 billion;
	0.80% in excess of $10 billion	0.6425% in excess of $10 billion
Templeton Global Bond	0.79% first $300 million;	0.6325% first $300 million;	0.71%
	0.78% on next $200 million;	0.6225% on next $200 million;
	0.77% on next $250 million;	0.6125% on next $250 million;
	0.76% on next $ 2.5 billion;	0.6025% on next $ 2.5 billion;
	0.75% on next $2.75 billion;	0.5925% on next $2.75 billion;
	0.72% on next $4 billion;	0.5625% on next $4 billion;
	0.70% in excess of $10 billion	0.5425% in excess of $10 billion
Wellington Management Hedged Equity	0.99% first $300 million;	0.8325% first $300 million;	0.89%
	0.98% on next $200 million;	0.8225% on next $200 million;
	0.97% on next $250 million;	0.8125% on next $250 million;
	0.96% on next $ 2.5 billion;	0.8025% on next $ 2.5 billion;
	0.95% on next $2.75 billion;	0.7925% on next $2.75 billion;
	0.92% on next $4 billion;	0.7625% on next $4 billion;
	0.90% in excess of $10 billion	0.7425% in excess of $10 billion

	Fee Waivers and/or Expense Limitations through June 30, 2015	Fee Waivers and/or Expense Limitations effective July 1, 2015
BlackRock iShares ETF	***	***
Boston Partners Large-Cap Value	voluntarily limit expense to 0.85%	voluntarily limit expense to 0.85%
Cohen & Steers Realty	contractually waive 0.07% through June 30, 2015	contractually waive 0.07% through June 30, 2016
Goldman Sachs Large-Cap Value	contractually waive 0.013%	contractually waive 0.013%
	through June 30, 2016	through October 31, 2016
effective October 19, 2015
contractually limit expenses to 0.82%
through October 31, 2016
Goldman Sachs Mid-Cap Growth	contractually waive 0.053%	contractually waive 0.053%
	through June 30, 2015	through October 18, 2015
effective October 19, 2015
contractually waive 0.10%
through October 31, 2016
effective October 19, 2015
contractually limit expenses to 0.98%
through October 31, 2016
Goldman Sachs Small-Cap Value	contractually waive 0.013%	contractually waive 0.013%
	through June 30, 2015	through June 30, 2016
Herndon Large-Cap Value	contractually waive 0.15%	contractually waive 0.15%
	through June 30, 2015	through June 30, 2016
International Growth	contractually waive 0.013%	contractually waive 0.013%
	through June 30, 2015	through June 30, 2016
Loomis Sayles Large-Cap Growth	contractually waive 0.06%	contractually waive 0.06%
	through June 30, 2015	through June 30, 2016
Mid-Cap Value	N/A	contractually waive 0.01%
through June 30, 2016
Neuberger Berman/LSV Mid-Cap Value	contractually waive 0.003%	contractually waive 0.003%
	through May 1, 2015	through June 30, 2016

B13

	Fee Waivers and/or Expense Limitations through June 30, 2015	Fee Waivers and/or Expense Limitations effective July 1, 2015
T. Rowe Price Large-Cap Growth	effective April 1, 2015,	contractually waive 0.002%
	contractually waive 0.002%	through June 30, 2016
through June 30, 2016
T. Rowe Price Natural Resources	effective April 1, 2015,	contractually waive 0.002%
	contractually waive 0.002%	through June 30, 2016
through June 30, 2016

*	The manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadviser fee discount. For the year ended December 31, 2015 the manager waived 0.01%.

**	The manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadviser fee discount through February 28, 2015. For the year ended December 31, 2015 the manager waived 0.003%.

***	The Investment Manager has contractually agreed to waive a portion of the investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Manager has contractually agreed to waive a portion of the investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee (after the waiver described above) and other expenses (including distribution fees, acquired fund fees and expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter.

AST Investment Services, Inc., Jennison, PI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was as follows:

Amount
Cohen & Steers Realty	$52,637
Goldman Sachs Large-Cap Value	62,640
Goldman Sachs Mid-Cap Growth	23,060
Goldman Sachs Small-Cap Value	51,251
Herndon Large-Cap Value	88,782
International Growth	105,911
International Value	3,536
J.P. Morgan International Equity	67
Jennison Large Cap Growth	51,549
Loomis Sayles Large-Cap Growth	101,820
MFS Global Equity	3,418
MFS Growth	36,146
MFS Large-Cap Value	13,373
Mid-Cap Value	81,515
Neuberger Berman/LSV Mid-Cap Value	66,322
QMA Emerging Markets Equity	3,716
QMA Large-Cap	30,775
Small-Cap Growth	92,438
Small-Cap Growth Opportunities	7,204
Small-Cap Value	75,324
T. Rowe Price Large-Cap Growth	11,700
T. Rowe Price Natural Resources	20,163
Wellington Management Hedged Equity	20,011

B14

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

PGIM Inc., an indirect, wholly-owned subsidiary of Prudential, is the Trust’s securities lending agent. On January 4, 2016, Prudential Investment Management Inc. was renamed PGIM Inc. (“PGIM”). Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM was compensated for the securities lending as follows:

Amount
AQR Emerging Markets Equity	$5,280
BlackRock iShares ETF	85,965
Boston Partners Large-Cap Value	6,775
Cohen & Steers Realty	11,075
Goldman Sachs Large-Cap Value	53,402
Goldman Sachs Mid-Cap Growth	70,001
Goldman Sachs Small-Cap Value	108,361
Herndon Large-Cap Value	138,153
International Growth	340,818
International Value	86,707
J.P. Morgan International Equity	1,613
Jennison Large-Cap Growth	47,856
Large-Cap Value	46,818
Loomis Sayles Large-Cap Growth	62,201
MFS Global Equity	23,197
MFS Growth	22,087
MFS Large-Cap Value	7,143
Mid-Cap Value	6,599
Neuberger Berman/LSV Mid-Cap Value	146,531
Parametric Emerging Markets Equity	14,883
QMA Emerging Markets Equity	4,118
QMA Large-Cap	30,775
Small-Cap Growth	285,937
Small-Cap Growth Opportunities	547,968

B15

Amount
Small-Cap Value	$142,331
T. Rowe Price Large-Cap Growth	88,745
T. Rowe Price Natural Resources	47,153
Wellington Management Hedged Equity	90,394

The following Portfolios are due reimbursements by Prudential of foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	2014 Withholding Tax	2015 Withholding Tax	Total
International Growth	$255,958	$636,544	$892,502
International Value	485,368	690,339	1,175,707
J.P. Morgan International Equity	77,600	91,122	168,722
MFS Global Equity	20,464	7,965	28,429
QMA Emerging Markets Equity	41,038	7,558	48,596
T. Rowe Price Natural Resources	15,717	32,466	48,183
Wellington Management Hedged Equity	50,714	80,966	131,680

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2015, were as follows:

	Cost of Purchases	Proceeds from Sales
AQR Emerging Markets Equity	$117,246,277	$177,969,510
BlackRock iShares ETF	238,216,510	162,685,095
Boston Partners Large-Cap Value	540,796,632	423,395,568
Cohen & Steers Realty	475,850,157	585,705,521
Goldman Sachs Large-Cap Value	2,012,330,890	2,363,811,915
Goldman Sachs Mid-Cap Growth	1,064,315,964	1,176,844,794
Goldman Sachs Small-Cap Value	411,642,441	456,511,613
Herndon Large-Cap Value	484,960,465	551,579,849
International Growth	1,177,313,737	1,711,032,789
International Value	458,545,634	913,232,059
J.P. Morgan International Equity	55,124,437	75,162,067
Jennison Large-Cap Growth	670,775,845	365,186,559
Large-Cap Value	876,229,904	683,152,118
Loomis Sayles Large-Cap Growth	252,631,849	1,002,060,281
MFS Global Equity	110,097,392	124,193,450
MFS Growth	373,335,418	696,648,948
MFS Large-Cap Value	100,212,561	141,497,674
Mid-Cap Value	241,817,010	312,750,150
Neuberger Berman/LSV Mid-Cap Value	203,193,591	321,665,589
Parametric Emerging Markets Equity	62,815,180	145,238,084
QMA Emerging Markets Equity	166,066,153	211,371,229
QMA Large-Cap	2,922,811,523	2,809,117,288
Small-Cap Growth	364,670,048	518,100,604
Small-Cap Growth Opportunities	565,173,776	646,213,172
Small-Cap Value	643,840,796	810,879,963
T. Rowe Price Large-Cap Growth	919,555,938	932,390,064
T. Rowe Price Natural Resources	457,911,355	499,900,496
Templeton Global Bond	188,091,076	316,235,580
Wellington Management Hedged Equity	1,044,560,275	1,370,417,230

B16

Written options transactions, during the year ended December 31, 2015, were as follows:

	Wellington Management Hedged Equity
	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	802,500	$22,579,369
Written options	2,030,000	80,935,781
Expired options	(802,500)	(12,949,359)
Exercised options	—	—
Closed options	(1,070,000)	(39,022,482)

Balance at end of year	960,000	$51,543,309

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2015. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
BlackRock iShares ETF	$1,184,600	1.45%	5	$1,556,000	—
Boston Partners Large-Cap Value	3,702,800	1.56%	5	5,224,000	—
Cohen & Steers Realty	3,972,405	1.44%	42	22,597,000	—
Goldman Sachs Large-Cap Value	5,300,000	1.44%	2	9,514,000	—
Goldman Sachs Mid-Cap Growth	2,748,600	1.45%	10	14,886,000	—
Goldman Sachs Small-Cap Value	7,123,600	1.45%	5	19,988,000	—
Herndon Large-Cap Value	473,500	1.45%	2	775,000	—
International Growth	1,604,857	1.45%	35	3,953,000	1,734,000

B17

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
International Value	$3,004,693	1.45%	101	$16,397,000	3,115,000
J.P. Morgan International Equity	2,114,286	1.48%	7	5,615,000	—
Jennison Large-Cap Growth	3,800,167	1.45%	12	9,198,000	—
Large-Cap Value	2,373,200	1.45%	10	6,979,000	—
Loomis Sayles Large-Cap Growth	7,899,733	1.46%	15	25,038,000	933,000
MFS Global Equity	7,498,111	1.47%	9	20,778,000	—
MFS Large-Cap Value	567,500	1.44%	2	739,000	—
Mid-Cap Value	1,837,938	1.45%	16	4,380,000	—
Neuberger Berman/LSV Mid-Cap Value	1,351,447	1.48%	38	10,304,000	—
Parametric Emerging Markets Equity	4,351,675	1.47%	77	24,618,000	—
QMA Emerging Markets	355,500	1.57%	2	398,000	—
QMA Large-Cap	1,861,000	1.43%	1	1,861,000	—
Small-Cap Growth	2,018,000	1.43%	28	21,618,000	—
Small-Cap Growth Opportunities	1,680,211	1.46%	38	7,838,000	—
Small-Cap Value	1,408,647	1.43%	17	5,489,000	—
T. Rowe Price Large-Cap Growth	6,087,417	1.45%	12	27,462,000	—
T. Rowe Price Natural Resources	3,127,667	1.48%	27	15,434,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Reorganization

On June 15, 2015, the Board approved an Agreement and Plan of Reorganization (the “June 2015 Plan”) which provided for the transfer of all the assets of the AST Neuberger Berman Mid-Cap Growth Portfolio and AST T. Rowe Price Equity Income Portfolio (the “June 2015 Merged Portfolios,” together with the September 2014 Merged Portfolio, the “Merged Portfolios”) for shares of Goldman Sachs Mid-Cap Growth and Goldman Sachs Large-Cap Value (the “June 2015 Acquiring Portfolios,” together with the September 2014 Acquiring Portfolio, the “Acquiring Portfolios”) and the assumption of the liabilities of the June 2015 Merged Portfolios, respectively. Shareholders approved the June 2015 Plan at a meeting on October 5, 2015 and the reorganization took place on October 16, 2015.

On September 18, 2014, the Board approved an Agreement and Plan of Reorganization (the “September 2014 Plan”) which provided for the transfer of all the assets of the Prudential Series Fund, Inc. (“PSF”) — SP International Value Portfolio (“September 2014 Merged Portfolio”) for shares of International Value (“September 2014 Acquiring Portfolio”) and the assumption of the liabilities of the September 2014 Merged Portfolio. Shareholders approved the September 2014 Plan at a meeting on March 13, 2015 and the reorganization took place on April 24, 2015.

B18

On reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Neuberger Berman Mid-Cap Growth Portfolio	$750,160,772	$566,827,908
AST T. Rowe Price Equity Income Portfolio	848,482,177	767,245,185
Prudential Series Fund, Inc. (“PSF”) — SP International Value Portfolio	89,976,348	82,825,754

The purpose of the transactions was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on October 16, 2015 for the June 2015 Plan and April 24, 2015 for the September 2014 Plan:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Neuberger Berman Mid-Cap Growth Portfolio	20,646,957	Goldman Sachs Mid-Cap Growth	101,293,411	$749,572,387
AST T. Rowe Price Equity Income Portfolio	68,384,987	Goldman Sachs Large Cap Value	33,031,410	850,565,565
Prudential Series Fund, Inc. (“PSF”) — SP International Value Portfolio	10,987,955	International Value	4,812,934	90,867,679

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation	Acquiring Portfolio	Net Assets
AST Neuberger Berman Mid-Cap Growth Portfolio	$749,572,387	$183,332,864	Goldman Sachs Mid-Cap Growth	$619,521,336
AST T. Rowe Price Equity Income Portfolio	850,565,565	81,236,992	Goldman Sachs Large Cap Value	1,554,621,288
Prudential Series Fund, Inc. (“PSF”) — SP International Value Portfolio	90,867,679	7,150,594	International Value	2,270,530,693

Assuming the acquisitions had been completed on January 1, 2015, the Acquiring Portfolio’s results of operations for the year ended December 31, 2015 would have been as follows:

Acquiring Portfolio	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Net increase (decrease) in net assets resulting from operations
Goldman Sachs Mid Cap Growth	$(6,407,811)	$(13,415,050)	$(19,822,861)
Goldman Sachs Large Cap Value	36,277,788	(188,765,871)	(152,488,083)
International Value	43,315,519	(20,398,592)	22,916,927

(a)	Net investment income (loss) as reported in the Statement of Operations of the Acquiring Portfolios, plus Net investment income from the Merged Portfolios pre-merger as follows: AST Neuberger Berman Mid-Cap Growth Portfolio $(4,010,590), AST T. Rowe Price Equity Income Portfolio $13,857,463, and Prudential Series Fund, Inc. (“PSF”) — SP International Value Portfolio $646,419.
(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AST Neuberger Berman Mid-Cap Growth Portfolio $32,971,850, AST T. Rowe Price Equity Income Portfolio $(75,317,197), and Prudential Series Fund, Inc. (“PSF”) — SP International Value Portfolio $8,252,712.

B19

Because both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since April 24, 2015 for the September 2014 Plan and since October 16, 2015 for the June 2015 Plan.

On September 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “September 2013 Plan”) which provided for the transfer of all the assets of the AST Goldman Sachs Concentrated Growth Portfolio (“September 2013 Merged Portfolio”) for shares of Loomis Sayles Large-Cap Growth (“September 2013 Acquiring Portfolio”) and the assumption of the liabilities of the September 2013 Merged Portfolio. Shareholders approved the September 2013 Plan at a meeting on January 15, 2014 and the reorganization took place on February 7, 2014.

The purpose of the transactions was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 7, 2014:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Goldman Sachs Concentrated Growth Portfolio	12,306,593	Loomis Sayles Large-Cap Growth	17,243,698	$493,120,872

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation	Acquiring Portfolio	Net Assets
AST Goldman Sachs Concentrated Growth Portfolio	$493,120,872	$64,868,546	Loomis Sayles Large-Cap Growth	$2,082,393,988

Assuming the acquisitions had been completed on January 1, 2014, the Acquiring Portfolio’s results of operations for the year ended December 31, 2014 were as follows:

Acquiring Portfolio	Net Investment Income(a)	Net realized and unrealized gain (loss) on investments(b)	Net increase (decrease) in net assets resulting from operations
Loomis Sayles
Large-Cap Growth	$14,512,214	$278,695,178	$293,207,392

(a)	$14,607,906, as reported in Statement of Operations, plus $(95,692) Net Investment Loss from AST Goldman Sachs Concentrated Growth Portfolio pre-merger.
(b)	$286,092,739, as reported in the Statement of Operations, plus $(7,397,561) Net Realized and Unrealized Gain (Loss) on Investments from AST Goldman Sachs Concentrated Growth Portfolio pre-merger.

Because both the September 2013 Merged Portfolio and the September 2013 Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the September 2013 Merged Portfolio that have been included in the September 2013 Acquiring Portfolio’s Statement of Operations since February 7, 2014.

B20

10.	Ownership

As of December 31, 2015, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

11.	New Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Trust for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

12.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Co-Managers (PI and AST Investment Services), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B21

Financial Highlights

	AST AQR Emerging Markets Equity Portfolio
	Year Ended December 31,		February 25, 2013(c) through December 31, 2013
	2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.92	$10.24	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.10	0.12	0.13
Net realized and unrealized gain (loss) on investments	(1.64)	(0.44)	0.11

Total from investment operations	(1.54)	(0.32)	0.24

Net Asset Value, end of period	$8.38	$9.92	$10.24

Total Return(a)	(15.52)%	(3.13)%	2.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$158.9	$263.8	$174.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.37%	1.35%	1.40	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.37%	1.35%	1.40	%(e)
Net investment income	1.04%	1.16%	1.31	%(e)
Portfolio turnover rate	59%	69%	109	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST BlackRock iShares ETF Portfolio
	Year Ended December 31,		April 29, 2013(c) through December 31, 2013(d)
	2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.00	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.17	0.18	0.14
Net realized and unrealized gain (loss) on investments	(0.14)	0.20	0.48

Total from investment operations	0.03	0.38	0.62

Net Asset Value, end of period	$11.03	$11.00	$10.62

Total Return(a)	0.27%	3.58%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$304.3	$232.9	$114.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.81%	0.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.06%	1.26	%(e)
Net investment income	1.56%	1.63%	1.99	%(e)
Portfolio turnover rate	60%	40%	36	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Boston Partners Large-Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.26	$16.56	$12.60	$11.19	$11.96

Income (Loss) From Investment Operations:
Net investment income	0.19	0.12	0.09	0.09	0.05
Net realized and unrealized gain (loss) on investments	(1.07)	1.58	3.87	1.38	(0.75)

Total from investment operations	(0.88)	1.70	3.96	1.47	(0.70)

Less Distributions:	—	—	—	(0.06)	(0.07)

Net Asset Value, end of year	$17.38	$18.26	$16.56	$12.60	$11.19

Total Return(a)	(4.82)%	10.27%	31.43%	13.24%	(5.87)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$754.3	$696.1	$658.6	$1,437.8	$783.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	0.81%	0.83%	0.85%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.85%	0.86%	0.85%	0.87%	0.87%
Net investment income	1.07%	0.72%	0.65%	0.99%	0.49%
Portfolio turnover rate	55%	112%	47%	49%	107%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.91	$7.57	$7.34	$6.46	$6.10

Income (Loss) From Investment Operations:
Net investment income	0.12	0.14	0.03	0.02	0.09
Net realized and unrealized gain on investments	0.36	2.20	0.20	0.97	0.31

Total from investment operations	0.48	2.34	0.23	0.99	0.40

Less Distributions:	—	—	—	(0.11)	(0.04)

Capital Contributions(d):	—	—	—	—	— (e)

Net Asset Value, end of year	$10.39	$9.91	$7.57	$7.34	$6.46

Total Return(a)	4.84%	30.91%	3.13%	15.35%	6.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$759.1	$857.4	$677.5	$632.9	$531.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.00%	1.04%	1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.11%	1.11%	1.13%	1.14%
Net investment income	1.14%	1.46%	0.45%	0.13%	1.39%
Portfolio turnover rate	59%	48%	77%	103%	119%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Large-Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.62	$23.53	$17.62	$14.91	$15.93

Income (Loss) From Investment Operations:
Net investment income	0.33	0.27	0.24	0.19	0.20
Net realized and unrealized gain (loss) on investments	(1.56)	2.82	5.67	2.72	(1.07)

Total from investment operations	(1.23)	3.09	5.91	2.91	(0.87)

Less Distributions:	—	—	—	(0.20)	(0.15)

Net Asset Value, end of year	$25.39	$26.62	$23.53	$17.62	$14.91

Total Return(a)	(4.62)%	13.13%	33.54%	19.67%	(5.52)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,124.9	$1,732.7	$1,652.2	$1,455.3	$1,185.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%	0.83%	0.84%	0.84%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.84%	0.85%	0.87%	0.87%
Net investment income	1.24%	1.09%	1.05%	1.13%	1.38%
Portfolio turnover rate	113%	74%	111%	136%	188%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.74	$6.94	$5.25	$5.01	$5.44

Income (Loss) From Investment Operations:
Net investment loss	(0.02)	(0.02)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.42)	0.82	1.72	0.93	(0.14)

Total from investment operations	(0.44)	0.80	1.69	0.92	(0.15)

Less Distributions:	—	—	—	(0.68)	(0.28)

Net Asset Value, end of year	$7.30	$7.74	$6.94	$5.25	$5.01

Total Return(a)	(5.68)%	11.53%	32.19%	19.62%	(2.98)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,330.1	$712.6	$638.2	$563.0	$411.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.03%	1.07%	1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.11%	1.12%	1.13%	1.13%
Net investment loss	(0.29)%	(0.25)%	(0.24)%	(0.10)%	(0.25)%
Portfolio turnover rate	128%	71%	51%	78%	85%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.02	$16.81	$12.11	$10.53	$10.44

Income (Loss) From Investment Operations:
Net investment income	0.11	0.10	0.08	0.17	0.05
Net realized and unrealized gain (loss) on investments	(1.10)	1.11	4.62	1.47	0.08

Total from investment operations	(0.99)	1.21	4.70	1.64	0.13

Less Distributions:	—	—	—	(0.06)	(0.05)

Capital Contributions(d):	—	—	—	—	0.01

Net Asset Value, end of year	$17.03	$18.02	$16.81	$12.11	$10.53

Total Return(a)	(5.49)%	7.20%	38.81%	15.69%	1.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$800.7	$924.0	$877.5	$590.9	$357.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.05%	1.06%	1.08%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.05%	1.06%	1.09%	1.10%
Net investment income	0.60%	0.55%	0.64%	1.47%	0.69%
Portfolio turnover rate	47%	48%	75%	87%	105%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

	AST Herndon Large-Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.03	$12.83	$9.53	$8.51	$8.61

Income (Loss) From Investment Operations:
Net investment income	0.16	0.16	0.13	0.12	0.10
Net realized and unrealized gain (loss) on investments	(0.95)	0.04	3.17	1.01	(0.14)

Total from investment operations	(0.79)	0.20	3.30	1.13	(0.04)

Less Distributions:	—	—	—	(0.11)	(0.06)

Net Asset Value, end of year	$12.24	$13.03	$12.83	$9.53	$8.51

Total Return(a)	(6.06)%	1.56%	34.63%	13.40%	(0.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$708.5	$827.4	$855.6	$936.1	$1,694.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.86%	0.94%	0.94%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.95%	0.95%	0.97%	0.97%	0.97%
Net investment income	1.27%	1.22%	1.18%	1.34%	1.22%
Portfolio turnover rate	63%	62%	138%	123%	124%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST International Growth Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.34	$14.12	$11.86	$9.98	$11.53

Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.33	(0.87)	2.19	1.86	(1.59)

Total from investment operations	0.42	(0.78)	2.26	2.00	(1.48)

Less Distributions:	—	—	—	(0.13)	(0.07)

Capital Contributions(d):	—	—	—	0.01	— (e)

Net Asset Value, end of year	$13.76	$13.34	$14.12	$11.86	$9.98

Total Return(a)	3.15%	(5.52)%	19.06%	20.37%	(12.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,223.8	$2,721.7	$2,857.8	$2,545.7	$2,237.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%	1.08%	1.11%	1.06%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.10%	1.12%	1.16%	1.15%
Net investment income	0.64%	0.66%	0.52%	1.19%	1.01%
Portfolio turnover rate	50%	56%	115%	136%	151%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal years ended December 31, 2011 and 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

	AST International Value Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.12	$18.35	$15.36	$13.54	$15.68

Income (Loss) From Investment Operations:
Net investment income	0.35	0.36	0.29	0.33	0.36
Net realized and unrealized gain (loss) on investments	(0.21)	(1.59)	2.70	1.86	(2.30)

Total from investment operations	0.14	(1.23)	2.99	2.19	(1.94)

Less Distributions:	—	—	—	(0.37)	(0.20)

Capital Contributions(d):	—	—	—	— (e)	—

Net Asset Value, end of year	$17.26	$17.12	$18.35	$15.36	$13.54

Total Return(a)	0.82%	(6.70)%	19.47%	16.68%	(12.55)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,029.2	$2,436.4	$2,544.4	$2,239.6	$1,648.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.10%	1.11%	1.13%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.10%	1.11%	1.16%	1.15%
Net investment income	1.96%	2.10%	1.76%	2.28%	2.35%
Portfolio turnover rate	22%	79%	39%	31%	40%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.98	$25.61	$22.20	$18.61	$20.73

Income (Loss) From Investment Operations:
Net investment income	0.41	0.72	0.38	0.41	0.35
Net realized and unrealized gain (loss) on investments	(1.08)	(2.35)	3.03	3.50	(2.22)

Total from investment operations	(0.67)	(1.63)	3.41	3.91	(1.87)

Less Distributions:	—	—	—	(0.40)	(0.25)

Capital Contributions(d):	—	—	—	0.08	—

Net Asset Value, end of year	$23.31	$23.98	$25.61	$22.20	$18.61

Total Return(a)	(2.79)%	(6.36)%	15.36%	21.91%	(9.15)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.2	$427.7	$467.2	$392.3	$278.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.02%	1.03%	1.07%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.03%	1.07%	1.05%
Net investment income	1.63%	2.84%	1.60%	2.04%	1.73%
Portfolio turnover rate	13%	12%	15%	21%	43%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.97	$19.15	$14.03	$12.18	$12.10

Income (Loss) From Investment Operations:
Net investment gain (loss)	(0.06)	(0.05)	(0.03)	— (d)	(0.01)
Net realized and unrealized gain on investments	2.29	1.87	5.15	1.85	0.09

Total from investment operations	2.23	1.82	5.12	1.85	0.08

Net Asset Value, end of year	$23.20	$20.97	$19.15	$14.03	$12.18

Total Return(a)	10.63%	9.50%	36.49%	15.19%	0.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,097.4	$711.3	$815.3	$1,348.1	$1,483.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%	1.00%	0.99%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.00%	1.01%	1.02%	1.02%
Net investment income (loss)	(0.27)%	(0.24)%	(0.19)%	0.01%	(0.17)%
Portfolio turnover rate	36%	34%	46%	66%	85%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Large-Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.59	$19.86	$14.20	$12.60	$13.32

Income (Loss) From Investment Operations:
Net investment income	0.35	0.62	0.27	0.25	0.22
Net realized and unrealized gain (loss) on investments	(2.11)	2.11	5.39	1.82	(0.77)

Total from investment operations	(1.76)	2.73	5.66	2.07	(0.55)

Less Distributions:	—	—	—	(0.47)	(0.17)

Capital Contributions(d):	—	—	—	—	— (e)

Net Asset Value, end of year	$20.83	$22.59	$19.86	$14.20	$12.60

Total Return(a)	(7.79)%	13.75%	39.86%	16.89%	(4.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,489.4	$1,402.8	$1,309.7	$1,867.9	$2,620.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.84%	0.79%	0.77%	0.82%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.84%	0.84%	0.87%	0.87%
Net investment income	1.56%	2.95%	1.59%	1.89%	1.69%
Portfolio turnover rate	48%	43%	36%	113%	71%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

	AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$32.27	$29.18	$21.36	$19.11	$19.34

Income (Loss) From Investment Operations:
Net investment income	0.17	0.16	0.01	0.15	0.08
Net realized and unrealized gain (loss) on investments	3.08	2.93	7.81	2.19	(0.26)

Total from investment operations	3.25	3.09	7.82	2.34	(0.18)

Less Distributions:	—	—	—	(0.09)	(0.05)

Net Asset Value, end of year	$35.52	$32.27	$29.18	$21.36	$19.11

Total Return(a)	10.07%	10.59%	36.61%	12.27%	(0.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,434.0	$2,957.4	$2,156.9	$2,392.7	$2,374.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%	0.92%	0.96%	0.98%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.99%	1.02%	1.02%
Net investment income	0.49%	0.53%	0.05%	0.73%	0.40%
Portfolio turnover rate	10%	37%	146%	87%	80%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.70	$15.15	$11.87	$9.77	$10.13

Income (Loss) From Investment Operations:
Net investment income	0.13	0.14	0.11	0.12	0.14
Net realized and unrealized gain (loss) on investments	(0.36)	0.41	3.17	2.11	(0.45)

Total from investment operations	(0.23)	0.55	3.28	2.23	(0.31)

Less Distributions:	—	—	—	(0.13)	(0.05)

Capital Contributions(d):	—	—	—	—	— (e)

Net Asset Value, end of year	$15.47	$15.70	$15.15	$11.87	$9.77

Total Return(a)	(1.46)%	3.63%	27.63%	23.08%	(3.13)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$643.9	$594.2	$364.0	$214.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.21%	1.20%
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.21%	1.20%
Net investment income	0.80%	0.96%	0.80%	1.09%	1.32%
Portfolio turnover rate	17%	11%	13%	27%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

	AST MFS Growth Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.59	$15.27	$11.17	$9.54	$9.63

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.01)	— (d)	0.04	— (d)
Net realized and unrealized gain (loss) on investments	1.23	1.33	4.10	1.59	(0.06)

Total from investment operations	1.21	1.32	4.10	1.63	(0.06)

Less Distributions:	—	—	—	—	(0.03)

Net Asset Value, end of year	$17.80	$16.59	$15.27	$11.17	$9.54

Total Return(a)	7.29%	8.64%	36.71%	17.09%	(0.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,182.3	$1,417.5	$1,371.6	$1,703.1	$1,107.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.99%	0.89%	0.84%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	0.99%	1.00%	1.02%	1.03%
Net investment income (loss)	(0.12)%	(0.08)%	(0.02)%	0.45%	(0.05)%
Portfolio turnover rate	30%	37%	42%	67%	103%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST MFS Large-Cap Value Portfolio
	Year Ended December 31,			August 20, 2012(c) through December 31, 2012(d)
	2015(d)	2014	2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.21	$13.80	$10.26	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.22	0.28	0.17	0.07
Net realized and unrealized gain (loss) on investments	(0.33)	1.13	3.37	0.19

Total from investment operations	(0.11)	1.41	3.54	0.26

Net Asset Value, end of period	$15.10	$15.21	$13.80	$10.26

Total Return(a)	(0.72)%	10.22%	34.50%	2.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$587.6	$626.4	$559.7	$664.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.97%	0.97%	0.99	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.97%	0.98%	1.00	%(e)
Net investment income	1.45%	2.01%	1.45%	2.09	%(e)
Portfolio turnover rate	17%	14%	50%	7	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Mid-Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.43	$17.77	$13.41	$11.45	$11.93

Income (Loss) From Investment Operations:
Net investment income	0.20	0.11	0.13	0.24	0.08
Net realized and unrealized gain (loss) on investments	(1.55)	2.55	4.23	1.84	(0.49)

Total from investment operations	(1.35)	2.66	4.36	2.08	(0.41)

Less Distributions:	—	—	—	(0.12)	(0.07)

Capital Contributions(d):	—	—	—	—	— (e)

Net Asset Value, end of year	$19.08	$20.43	$17.77	$13.41	$11.45

Total Return(a)	(6.61)%	14.97%	32.51%	18.32%	(3.45)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$359.5	$459.3	$436.3	$674.8	$360.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.08%	1.07%	1.07%	1.09%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.08%	1.07%	1.08%	1.09%
Net investment income	0.96%	0.56%	0.87%	1.88%	0.66%
Portfolio turnover rate	58%	21%	21%	29%	56%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.50	$24.07	$16.95	$14.64	$15.14

Income (Loss) From Investment Operations:
Net investment income	0.39	0.27	0.31	0.28	0.17
Net realized and unrealized gain (loss) on investments	(1.94)	3.16	6.81	2.20	(0.56)

Total from investment operations	(1.55)	3.43	7.12	2.48	(0.39)

Less Distributions:	—	—	—	(0.17)	(0.13)

Capital Contributions(d):	—	—	—	—	0.02

Net Asset Value, end of year	$25.95	$27.50	$24.07	$16.95	$14.64

Total Return(a)	(5.64)%	14.25%	42.01%	17.13%	(2.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$810.2	$993.2	$945.6	$494.8	$422.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.03%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.04%	1.04%
Net investment income	1.43%	1.04%	1.47%	1.67%	0.96%
Portfolio turnover rate	22%	20%	29%	34%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.55	$8.97	$8.95	$7.85	$9.92

Income (Loss) From Investment Operations:
Net investment income	0.12	0.12	0.10	0.12	0.12
Net realized and unrealized gain (loss) on investments	(1.55)	(0.54)	(0.08)	1.25	(2.12)

Total from investment operations	(1.43)	(0.42)	0.02	1.37	(2.00)

Less Distributions:	—	—	—	(0.27)	(0.07)

Net Asset Value, end of year	$7.12	$8.55	$8.97	$8.95	$7.85

Total Return(a)	(16.73)%	(4.68)%	0.22%	17.93%	(20.27)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$401.9	$583.9	$682.4	$1,356.6	$881.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.45%	1.42%	1.41%	1.41%	1.43	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.45%	1.42%	1.42%	1.43%	1.44	%(d)
Net investment income	1.42%	1.31%	1.16%	1.43%	1.34%
Portfolio turnover rate	12%	9%	28%	20%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes 0.01% of loan interest expense.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST QMA Emerging Markets Equity Portfolio
	Year Ended December 31,		February 25, 2013(c) through December 31, 2013
	2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.50	$9.74	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.14	0.12	0.17
Net realized and unrealized loss on investments	(1.74)	(0.36)	(0.43)

Total from investment operations	(1.60)	(0.24)	(0.26)

Net Asset Value, end of period	$7.90	$9.50	$9.74

Total Return(a)	(16.84)%	(2.46)%	(2.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$96.7	$167.8	$238.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.47%	1.43%	1.43	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.47%	1.43%	1.43	%(e)
Net investment income	1.51%	1.22%	1.87	%(e)
Portfolio turnover rate	123%	100%	198	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST QMA Large-Cap Portfolio
	Year Ended December 31,		April 29, 2013(c) through December 31, 2013
	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.61	$11.81	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.20	0.16	0.10
Net realized and unrealized gain on investments	0.01	1.64	1.71

Total from investment operations	0.21	1.80	1.81

Net Asset Value, end of period	$13.82	$13.61	$11.81

Total Return(a)	1.54%	15.24%	18.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,904.4	$2,791.5	$2,622.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.81%	0.82	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.83%	0.83	%(e)
Net investment income	1.45%	1.19%	1.34	%(e)
Portfolio turnover rate	96%	89%	77	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.80	$30.63	$22.66	$20.20	$20.40

Income (Loss) From Investment Operations:
Net investment loss	(0.20)	(0.16)	(0.07)	— (d)	(0.12)
Net realized and unrealized gain (loss) on investments	0.45	1.33	8.04	2.44	(0.08)

Total from investment operations	0.25	1.17	7.97	2.44	(0.20)

Less Distributions:	—	—	—	—	—

Capital Contributions(e):	—	—	—	0.02	—

Net Asset Value, end of year	$32.05	$31.80	$30.63	$22.66	$20.20

Total Return(a)	0.79%	3.82%	35.17%	12.18%	(0.98)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$737.4	$866.6	$894.6	$639.4	$517.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	1.00%	1.01%	1.01%	1.02%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.01%	1.01%	1.03%	1.04%
Net investment loss	(0.59)%	(0.52)%	(0.29)%	(0.09)%	(0.56)%
Portfolio turnover rate	46%	87%	63%	112%	66%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

	AST Small-Cap Growth Opportunities Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.23	$13.56	$9.63	$8.02	$9.26

Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.05)	— (d)	(0.03)
Net realized and unrealized gain (loss) on investments	0.22	0.70	3.98	1.61	(1.18)

Total from investment operations	0.18	0.67	3.93	1.61	(1.21)

Less Distributions:	—	—	—	—	(0.03)

Net Asset Value, end of year	$14.41	$14.23	$13.56	$9.63	$8.02

Total Return(a)	1.26%	4.94%	40.81%	20.08%	(13.11)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$746.8	$801.8	$827.1	$649.7	$521.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	1.05%	1.07%	1.08%	1.09%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.07%	1.09%	1.10%	1.12%
Net investment loss	(0.24)%	(0.12)%	(0.44)%	(0.01)%	(0.38)%
Portfolio turnover rate	69%	184%	84%	84%	85%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.58	$20.50	$14.92	$12.69	$13.57

Income (Loss) From Investment Operations:
Net investment income	0.15	0.12	0.14	0.15	0.06
Net realized and unrealized gain (loss) on investments	(1.08)	0.96	5.44	2.15	(0.88)

Total from investment operations	(0.93)	1.08	5.58	2.30	(0.82)

Less Distributions:	—	—	—	(0.07)	(0.07)

Capital Contributions(d):.	—	—	—	—	0.01

Net Asset Value, end of year	$20.65	$21.58	$20.50	$14.92	$12.69

Total Return(a)	(4.31)%	5.27%	37.40%	18.16%	(5.98)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$940.6	$1,156.7	$1,220.2	$907.8	$616.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.00%	1.02%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.04%	1.04%
Net investment income	0.72%	0.57%	0.73%	1.17%	0.46%
Portfolio turnover rate	63%	36%	65%	53%	53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.33	$20.61	$14.31	$12.17	$12.38

Income (Loss) From Investment Operations:
Net investment loss	(0.07)	(0.07)	(0.05)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.21	1.79	6.35	2.15	(0.20)

Total from investment operations	2.14	1.72	6.30	2.14	(0.21)

Net Asset Value, end of year	$24.47	$22.33	$20.61	$14.31	$12.17

Total Return(a)	9.58%	8.35%	44.03%	17.58%	(1.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,978.9	$1,796.0	$1,884.7	$2,042.0	$1,967.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.95%	0.95%	0.95%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.97%	0.97%	0.99%	1.00%
Net investment income (loss)	(0.31)%	(0.34)%	(0.29)%	0.01%	(0.19)%
Portfolio turnover rate	47%	52%	44%	63%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.83	$22.73	$19.70	$19.11	$22.58

Income (Loss) From Investment Operations:
Net investment income	0.17	0.15	0.11	0.16	0.08
Net realized and unrealized gain (loss) on investments	(4.18)	(2.05)	2.92	0.52	(3.43)

Total from investment operations	(4.01)	(1.90)	3.03	0.68	(3.35)

Less Distributions:	—	—	—	(0.09)	(0.12)

Net Asset Value, end of year	$16.82	$20.83	$22.73	$19.70	$19.11

Total Return(a)	(19.25)%	(8.36)%	15.38%	3.62%	(14.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$416.5	$579.4	$665.9	$750.3	$608.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.02%	1.02%	1.02%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.02%	1.02%	1.03%	1.04%
Net investment income	0.85%	0.55%	0.51%	0.90%	0.34%
Portfolio turnover rate	87%	68%	65%	58%	61%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Templeton Global Bond Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.83	$10.77	$11.19	$11.11	$11.03

Income (Loss) From Investment Operations:
Net investment income	0.21	0.18	0.15	0.22	0.30
Net realized and unrealized gain (loss) on investments	(0.71)	(0.12)	(0.57)	0.34	0.16

Total from investment operations	(0.50)	0.06	(0.42)	0.56	0.46

Less Distributions:	—	—	—	(0.48)	(0.38)

Net Asset Value, end of year	$10.33	$10.83	$10.77	$11.19	$11.11

Total Return(a)	(4.62)%	0.56%	(3.75)%	5.23%	4.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$352.6	$661.2	$578.3	$484.1	$405.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	0.96%	0.95%	0.95%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.97%	0.98%	0.98%	0.98%
Net investment income	1.98%	1.62%	1.58%	1.97%	2.64%
Portfolio turnover rate	60%	54%	139%	62%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

Financial Highlights

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.65	$11.99	$9.95	$8.99	$9.34

Income (Loss) From Investment Operations:
Net investment income	0.08	0.11	0.08	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.16)	0.55	1.96	0.90	(0.36)

Total from investment operations	(0.08)	0.66	2.04	0.99	(0.32)

Less Distributions:	—	—	—	(0.03)	(0.03)

Net Asset Value, end of year	$12.57	$12.65	$11.99	$9.95	$8.99

Total Return(a)	(0.63)%	5.50%	20.50%	11.01%	(3.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,121.9	$2,228.3	$1,843.2	$971.7	$547.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%	0.99%	0.97%	1.12%	0.87%
Expenses Before Waivers and/or Expense Reimbursement	1.09%	1.10%	1.12%	1.14%	0.87%
Net investment income	0.62%	0.90%	0.74%	1.15%	0.43%
Portfolio turnover rate	55%	76%	56%	54%	193%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST AQR Emerging Markets Equity Portfolio, AST BlackRock iShares ETF Portfolio, AST Boston Partners Large-Cap Value Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Large-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Herndon Large-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Large-Cap Value Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Mid-Cap Value Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, AST QMA Large-Cap Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST Templeton Global Bond Portfolio, and AST Wellington Management Hedged Equity Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under”Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID PORTLAND, OR PERMIT NO. 137

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239333-00007-00    AST-AR-A

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Bond Portfolio 2016

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Global Real Estate Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2016	A1
	AST Bond Portfolio 2017	A12
	AST Bond Portfolio 2018	A24
	AST Bond Portfolio 2019	A36
	AST Bond Portfolio 2020	A48
	AST Bond Portfolio 2021	A61
	AST Bond Portfolio 2022	A76
	AST Bond Portfolio 2023	A90
	AST Bond Portfolio 2024	A100
	AST Bond Portfolio 2025	A109
	AST Bond Portfolio 2026	A125
	AST Global Real Estate Portfolio	A137
	AST High Yield Portfolio	A142
	AST Investment Grade Bond Portfolio	A179
	AST Lord Abbett Core Fixed Income Portfolio	A202
	AST Prudential Core Bond Portfolio	A216
	AST QMA US Equity Alpha Portfolio	A254
	AST Quantitative Modeling Portfolio	A267
	AST Western Asset Core Plus Bond Portfolio	A270
	AST Western Asset Emerging Markets Debt Portfolio	A308
	Glossary	A319

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

AST Bond Portfolio 2016	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-0.23%	2.60%	2.65%
Barclays Fixed Maturity (2016) Zero Coupon Swaps Index	0.93	2.98	2.77
Barclays US Government/Credit Index	0.15	3.39	4.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2016 returned -0.23%.

The net assets of the Portfolio at December 31, 2015 were $38.1 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened by 34 basis points during the year to close at 165 basis points. For the year as a whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s slightly short duration positioning detracted from performance, particularly during the first half of 2015. Duration is a measure of a bond’s price sensitivity to interest rate changes over time. Individual issue selection provided mixed results, with the Portfolio’s positions in US Treasury securities and emerging markets debt adding to performance and its positions in investment-grade corporate bonds detracting. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and non-US sovereign debt, added to relative performance. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on telecommunications and finance companies. Conversely, its positioning in upstream energy corporate bonds and non-US non-corporate bonds detracted from returns.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2016 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

1

AST Bond Portfolio 2017	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.17%	3.11%	4.17%
Barclays Fixed Maturity (2017) Zero Coupon Swaps Index	1.55	3.65	4.78
Barclays US Government/Credit Index	0.15	3.39	3.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2017 returned 0.17%.

The net assets of the Portfolio at December 31, 2015 were $114.9 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection provided mixed results, with the Portfolio’s positions in investment-grade corporate bonds and agency securities adding to performance and its positions in asset-backed securities (ABS) detracting. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including commercial mortgage-backed securities, ABS, investment-grade corporate bonds, and sovereign debt, added to relative performance. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on banking and telecommunications, while its positions in non-US non-corporate bonds and midstream energy bonds weighed on results. The Portfolio’s duration and yield curve strategies detracted modestly from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2017 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

2

AST Bond Portfolio 2018	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.81%	3.78%	5.59%
Barclays Fixed Maturity (2018) Zero Coupon Swaps Index	2.11	4.27	5.72
Barclays US Government/Credit Index	0.15	3.39	4.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2018 returned 0.81%.

The net assets of the Portfolio at December 31, 2015 were $141.2 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection provided mixed results, with the Portfolio’s positions in investment-grade corporate bonds and agency securities adding to performance and its positions in asset-backed securities (ABS) detracting. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including commercial mortgage-backed securities, ABS, and investment-grade corporate bonds, added to relative performance. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on the banking and telecommunications sectors, while its positions in non-US non-corporate bonds and midstream energy bonds detracted from performance. The Portfolio’s duration and yield curve strategies had a neutral effect on results during the period.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2018 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

3

AST Bond Portfolio 2019	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.07%	4.25%	5.75%
Barclays Fixed Maturity (2019) Zero Coupon Swaps Index	2.60	4.86	6.18
Barclays US Government/Credit Index	0.15	3.39	4.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2019 returned 1.07%.

The net assets of the Portfolio at December 31, 2015 were $69.4 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection provided mixed results, with the Portfolio’s positions in investment-grade corporate bonds and agency securities adding to performance and its positions in mortgage-backed securities detracting. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including commercial mortgage-backed securities, asset-backed securities, and municipal bonds, added to relative performance. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on the banking and telecommunications sectors, while its positions in non-US non-corporate bonds and midstream energy bonds weighed on results. The Portfolio’s duration and yield curve strategies detracted modestly from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2019 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

4

AST Bond Portfolio 2020	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.53%	4.92%	3.51%
Barclays Fixed Maturity (2020) Zero Coupon Swaps Index	3.02	5.43	3.55
Barclays US Government/Credit Index	0.15	3.39	4.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2020 returned 1.53%.

The net assets of the Portfolio at December 31, 2015 were $156.5 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection contributed positively overall, with the Portfolio’s positions in investment-grade corporate bonds and Treasury securities adding to performance. Its positions in asset-backed securities (ABS) detracted. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including commercial mortgage-backed securities, ABS, and sovereign bonds, added to relative performance. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on the banking and health care insurance sectors, while its positions in non-US non-corporate bonds and midstream energy bonds modestly hurt results. The Portfolio’s duration and yield curve strategies detracted modestly from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2020 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

5

AST Bond Portfolio 2021	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.78%	5.54%	6.62%
Barclays Fixed Maturity (2021) Zero Coupon Swaps Index	3.37	5.98	7.01
Barclays US Government/Credit Index	0.15	3.39	3.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2021 returned 1.78%.

The net assets of the Portfolio at December 31, 2015 were $272.2 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection contributed positively overall, with the Portfolio’s positions in investment-grade corporate bonds and Treasury securities adding to performance. Its positions in asset-backed securities (ABS) detracted. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including commercial mortgage-backed securities, ABS, and sovereign bonds, added to relative performance. Exposure to investment-grade corporate bonds detracted. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on the banking and the retailers and restaurants sectors. Conversely, positions in midstream energy bonds and metals and mining bonds weighed on results. The Portfolio’s duration and yield curve strategies added modestly to performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2021 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

6

AST Bond Portfolio 2022	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.10%	5.68%
Barclays Fixed Maturity (2022) Zero Coupon Swaps Index	3.63	6.51
Barclays US Government/Credit Index	0.15	3.39

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2022 returned 2.10%.

The net assets of the Portfolio at December 31, 2015 were $195.1 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December. (A basis point is 1/100th of a percent.) However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection contributed positively, with the Portfolio’s positions in investment-grade corporate bonds and Treasury securities adding to performance. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including commercial mortgage-backed securities and asset-backed securities, bolstered returns. Exposure to investment-grade corporate bonds detracted. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on the banking and telecommunications sectors, while its positions in midstream energy bonds weighed on results. The Portfolio’s duration and yield curve strategies detracted from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2022 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

7

AST Bond Portfolio 2023	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.71%	2.41%
Barclays Fixed Maturity (2023) Zero Coupon Swaps Index	3.82	2.76
Barclays US Government/Credit Index	0.15	2.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2023 returned 2.71%.

The net assets of the Portfolio at December 31, 2015 were $37.3 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection contributed positively, highlighted by the Portfolio’s positions in Treasury securities, investment-grade corporate bonds, agency securities, and commercial mortgage-backed securities (CMBS). At the sector level, the Portfolio’s exposure to non-Treasury sectors, including CMBS, asset-backed securities, and agency securities, added to relative performance. Conversely, its exposure to investment-grade corporate bonds detracted. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and finance companies, while its positions in midstream energy bonds weighed on results. The Portfolio’s duration and yield curve strategies added modestly to performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2023 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

8

AST Bond Portfolio 2024	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.84%	1.64%
Barclays Fixed Maturity (2024) Zero Coupon Swaps Index	3.99	2.20
Barclays US Government/Credit Index	0.15	1.21

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2024 returned 2.84%.

The net assets of the Portfolio at December 31, 2015 were $13.1 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection contributed positively, highlighted by the Portfolio’s positions in investment-grade corporate bonds, Treasuries, commercial mortgage-backed securities (CMBS), and agency securities. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including CMBS, asset-backed securities, and agency securities, added to relative performance. Conversely, its exposure to investment-grade corporate bonds detracted. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on the health care and pharmaceutical sector and on the banking sector, while its positions in midstream energy bonds and non-US non-corporate bonds weighed on results. The Portfolio’s duration and yield curve strategies added to performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2024 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

9

AST Bond Portfolio 2025	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.00%	8.38%
Barclays Fixed Maturity (2025) Zero Coupon Swaps Index	4.15	10.35
Barclays US Government/Credit Index	0.15	3.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2025 returned 2.00%.

The net assets of the Portfolio at December 31, 2015 were $567.5 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection hurt performance, with the Portfolio’s positions in Treasuries detracting the most. On the positive side, issue selection in investment-grade corporate bonds and commercial mortgage-backed securities (CMBS) added to returns. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including CMBS and asset-backed securities, contributed positively. Positions in investment-grade corporate bonds detracted. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on the health care and pharmaceutical sector and on the banking sector, while its positions in midstream energy bonds weighed modestly on results. The Portfolio’s duration and yield curve strategies detracted from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2025 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

10

AST Bond Portfolio 2026	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Cumulative Total Returns	Since Inception
Portfolio	1.20%
Barclays Fixed Maturity (2026) Zero Coupon Swaps Index	4.27
Barclays US Government/Credit Index	0.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Bond Portfolio 2026 returned 1.20%.

The net assets of the Portfolio at December 31, 2015 were $115.2 million.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection hurt performance, with the Portfolio’s positions in mortgage-backed securities detracting the most. On the positive side, issue selection in investment-grade corporate bonds and agency securities contributed positively. At the sector level, the Portfolio’s exposure to non-Treasury sectors, including asset-backed securities and commercial mortgage-backed securities, added to performance. However, positions in investment-grade corporates dampened returns. Within its holdings of corporate bonds, the Portfolio benefited from an emphasis on the banking and the health care and pharmaceutical sectors, while its positions in midstream energy bonds weighed modestly on results. The Portfolio’s duration and yield curve strategies hampered performance. Overall, the transaction costs associated with investing the Portfolio during January, along with large cash flows experienced in May, detracted from the Portfolio’s returns. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used interest rate swaps, which had a negative effect on performance. The Portfolio’s secondary benchmark is a fixed maturity zero coupon interest rate swap, versus which the Portfolio owns a variety of cash, Treasury, corporate, and other fixed income sector debt. The interest rate swaps’ outperformance versus most cash holdings during the period detracted from returns, as the portfolio was underweight swap exposure relative to the swap benchmark. The Portfolio employs interest rate derivatives primarily for hedging purposes.

Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Barclay’s Fixed Maturity Zero Coupon Swaps 2026 Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

11

AST Global Real Estate Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-0.09%	7.42%	2.57%
S&P Developed BMI Property Net Index	0.03	7.52	2.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Global Real Estate Portfolio returned -0.09%.

The net assets of the Portfolio at December 31, 2015 were $535.7 million.

The Portfolio’s investment objective is capital appreciation and income. The Portfolio is subadvised by Prudential Real Estate Investors, also known as PREI®, a business unit of PGIM, Inc.

What were market conditions during the reporting period?

Global markets experienced unprecedented volatility, particularly at the end of the year. Unfortunately, real estate securities were caught in the vortex of the stock market correction. Real estate stock pricing was completely disconnected from underlying fundamental valuations as investors sold down their most liquid holdings. Indeed, the only constant was a global thirst for liquidity, which adversely affected larger-cap holdings. The disconnect was most pronounced in Asia where disappointing gross domestic product (GDP) growth and inflation data from China set the negative tone for the entire Asia Pacific region.

Despite being caught in the stock market correction, the underlying fundamentals of direct real estate have not changed. The supply/demand imbalance remains intact with market occupancies at historically high levels. Conversely, the fear of a global slowdown, and a commensurate delay in rate hikes in the US and UK, could actually benefit underlying real estate fundamentals going forward.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio narrowly underperformed its benchmark, the S&P Developed BMI Property Net Index, driven by favorable stock selection. From a regional perspective, North America and Europe contributed positively to Portfolio performance, while the Asia Pacific region struggled to keep pace. Positive stock selection in North America helped performance across the majority of sectors. The specialty, retail, and hotel sectors were the standout performers. The industrial and storage sectors also contributed, but to a lesser degree. The office sector was the Portfolio’s worst-performing in the region as a result of unfavorable asset allocation. The triple-net lease sector (tenants pay for the taxes, insurance, and most of the facility maintenance in addition to monthly rent) was a drag on relative performance due to weak stock selection. Security selection within Europe was also favorable, driving the region’s outperformance. Ireland, the United Kingdom, and Sweden experienced the strongest performance while Germany and Switzerland underperformed on a relative basis.

The Asia Pacific region underperformed, most notably Hong Kong, as a result of both weak stock selection and asset allocation. The Portfolio’s holdings in Singapore and Australia also trailed in terms of relative performance, mainly due to unfavorable security selection. Notably, the Portfolio’s large-cap stocks in Hong Kong, Japan, and Singapore were adversely affected by investors’ search for liquidity. However, the contraction in stock prices also spread globally with negative returns in the United Kingdom, Germany, and in the US, particularly the Portfolio’s large-cap office holdings.

S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

12

AST High Yield Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-3.56%	4.49%	4.90%
Barclays US High Yield 2% Issuer Capped Index	-4.43	5.03	6.95
BofA Merrill Lynch US High Yield Master II Index	-4.61	4.84	6.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST High Yield Portfolio returned -3.56%.

The net assets of the Portfolio at December 31, 2015 were $1,372.4 million.

The Portfolio’s investment objective is to seek to maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by PGIM, Inc., and J.P. Morgan Investment Management, Inc. (J.P. Morgan).

What were market conditions during the reporting period?

The high yield corporate bond market declined during the reporting period, with an enormous dispersion between the performance of BB-rated bonds, B-rated bonds, and CCC-rated bonds. During the period, BB-rated bonds declined approximately 1.1%, B-rated bonds fell approximately 4.5%, and CCC-rated bonds dropped approximately 12.2%. The high yield bond market was volatile, due in part to lower oil prices, uncertainty leading into a December rate hike by the Federal Reserve, an increase in stock-market volatility, and heavy retail outflows from high yield bond mutual funds.

In terms of market trends, the energy sector continued to underperform as crude oil prices fell to seven-year lows. However, aside from commodity-related sectors, credit fundamentals in other sectors appeared relatively steady. The US consumer was spending, and US economic growth continued. Leverage and debt coverage statistics (excluding those in the commodities sector) deteriorated slightly during the period, but stayed stable overall. That said, there were some pockets of weakness among suppliers to commodity-related companies, retailers that experienced a soft patch amid US dollar strength and warm weather across the country, and select health care and pharmaceutical names.

What strategies or holdings affected the Portfolio’s performance?

During the period, the Portfolio benefited from its sector allocations, especially its underweights in the energy and the metals and mining sectors. Its overweight positions in the technology and the building materials and home construction sectors also added to performance. Underweight allocations in the finance and insurance, telecommunications, and cable and satellite sectors detracted from results. Overall, issue selection was modestly negative, with the Portfolio’s positions in the technology, health care and pharmaceutical, and telecommunications sectors detracting most. On the positive side, security selection in the energy, consumer non-cyclical, and media and entertainment sectors helped performance.

BofA Merrill Lynch US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Barclays US High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

13

AST Investment Grade Bond Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.17%	5.16%	7.15%
Barclays US 5-10 Year Government/Credit Bond Index	1.28	4.44	5.13

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Investment Grade Bond Portfolio returned 1.17%.

The net assets of the Portfolio at December 31, 2015 were $4,549.7 million.

The Portfolio’s investment objective is to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection contributed positively, highlighted by the Portfolio’s positions in investment-grade corporate bonds, high yield corporate bonds, and commercial mortgage-backed securities. Security selection among Treasury securities detracted modestly.

Within corporate bonds, the Portfolio benefited from an overweight position and security selection in the banking sector. Underweight positions, as well as security selection, in the upstream energy (exploration and production) and the metals and mining sectors also added to performance. Conversely, the Portfolio was hurt by its underweight positions in the consumer non-cyclical, real estate investment trust (REIT), and aerospace and defense sectors.

In terms its sector allocations, the Portfolio’s allocations to investment-grade corporate bonds and high yield corporate bonds detracted from returns, while its allocation to emerging markets debt contributed positively. The Portfolio’s yield curve strategy, especially a yield curve flattening position, hampered results.

Trading costs associated with large inflows, particularly at the end of August when the equity market sold off, was a large detractor from performance.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio invests in interest rate and credit derivatives to manage interest rate and credit risk versus its index for cost efficiency. During the period, credit default swap positions, used to capture credit exposure, outperformed cash and corporate bonds. However, interest rate positioning in swaps underperformed Treasuries. On a net basis, derivatives were a positive contributor during the period.

Barclays US 5-10 Year Government/Credit Bond Index an unmanaged index that includes all medium and larger issues of US government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

14

AST Lord Abbett Core Fixed Income Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.58%	3.88%	5.14%
Barclays US Aggregate Bond Index	0.55	3.25	4.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Lord Abbett Core Fixed Income Portfolio returned -0.58%.

The net assets of the Portfolio at December 31, 2015 were $1,532.4 million.

The Portfolio’s investment objective is to seek income and capital appreciation to produce a high total return. The Portfolio is subadvised by Lord Abbett & Co. LLC.

What were market conditions during the reporting period?

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the reporting period, while the yield on shorter-dated Treasury notes increased substantially in anticipation of Federal Reserve interest rates hikes, leading to a flattening of the Treasury yield curve. Credit-sensitive sectors of the fixed-income market witnessed negative returns as spreads (the difference in interest rate yields between Treasuries and corporate bonds with similar maturities) on lower quality credits widened. Corporate sectors underperformed Treasuries partially due to elevated uncertainty in the second half of the year.

Investors worried about slower growth in China, persistent softness in commodity markets, weakness in emerging markets, rising default risk within the high yield corporate credit sector, and lower prospects for global growth. These concerns resulted in spreads widening in many fixed income sectors in recent months, especially corporate fixed income.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s allocations to investment grade corporate credits, particularly “BBB”-rated corporates, were a drag on relative performance as higher-grade credits outperformed. Although BBB-rated corporate credits underperformed, Lord Abbett maintained a preference for issuers of BBB-rated corporate bonds in the belief that these firms are less likely to prioritize equity holders over debt holders. Additionally, Lord Abbett believes firms in this segment of the corporate market are hesitant to increase leverage in order to protect their investment grade ratings and, therefore, represent an attractive risk-return profile.
Within the securitized sector, the Portfolio’s overweight allocation to asset-backed securities (ABS) contributed positively to performance. The exposure to ABS has also continued to be a source of liquidity for the Portfolio. Within the securitized sector, the Portfolio’s overweight to commercial mortgage-backed securities (CMBS) contributed positively to relative performance, as the Portfolio increased the allocation to CMBS in the second half of 2015 to take advantage of opportunities in the sector.

Barclays US Aggregate Bond Index an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST Prudential Core Bond Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.27%	2.78%
Barclays US Aggregate Bond Index	0.55	2.29

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Prudential Core Bond Portfolio returned -0.27%.

The net assets of the Portfolio at December 31, 2015 were $3,410.2 million.

The Portfolio’s investment objective is to seek to maximize total return, consistent with the long-term preservation of capital. The Portfolio is subadvised by PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

During the period, security selection in investment-grade corporate bonds, structured products, and high yield corporate bonds added to results. Within its holdings of corporate bonds, the Portfolio benefited from security selection among non-US non-corporate bonds and in the banking sector. Conversely, it was hurt by security selection in the upstream energy sector. At the sector level, the Portfolio’s exposure to investment-grade corporate bonds, commercial mortgage-backed securities, and high yield corporate bonds weighed on results. The Portfolio’s duration and yield curve strategies detracted from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rates over time.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Portfolio used interest-rate futures and swaps to help manage US and global duration and yield curve exposure. These positions detracted from performance during the period. In addition, the Portfolio traded foreign exchange derivatives, which added modestly to returns.

Barclays US Aggregate Bond Index an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

16

AST QMA US Equity Alpha Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.08%	14.48%	6.86%
Russell 1000® Index	0.92	12.44	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST QMA US Equity Alpha Portfolio returned 3.08%.

The net assets of the Portfolio at December 31, 2015 were $582.7 million.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Despite positive returns during the fourth quarter, equity market performance for the full year was weak. The Russell 1000® Index (the Index) was negative as investors responded to a multitude of concerns, chief of which were related to the global economy. Economic growth outside the US was anemic, the Chinese economy appeared to be slowing more than expected, and Europe remained weak. In the US, investors were concerned about the impact of rising interest rates and sluggish earnings growth. As a result, investors largely avoided risk as evidenced by small-cap stocks underperforming large-caps, high beta (riskier) stocks underperforming low beta, and growth style investing outperforming value style.

What strategies or holdings affected the Portfolio’s performance?

Given the backdrop, it was not surprising that the Portfolio’s growth and quality factors performed well while its valuation factors detracted from performance. Investors rewarded companies that had stable and growing earnings streams, higher quality earnings, and strong balance sheets, and were not as concerned with price as long as companies possessed these positive characteristics. When markets advanced during the fourth quarter, the Portfolio’s growth and quality factors again performed well as economic concerns still weighed on investors.

Stock selection in the industrials, health care, and energy sectors were the largest contributors to the Portfolio’s relative outperformance. With the steep decline in the price of oil, the energy sector was the year’s worst performing. However, the Portfolio’s stock selection within the sector was strong and benefited returns. Also, although in general valuation factors did not work, the factors were beneficial within the energy sector. Shorting (taking positions that expect a drop in value) expensive energy stocks paid off as the stocks, reflecting reduced expectations, sold off the most. The Portfolio also experienced positive stock selection within the health care sector where growth and quality factors were favorably emphasized.

Utility stocks tend to be interest rate proxies and, with the expectation of higher interest rates, performed poorly. The Portfolio generally emphasizes valuation for these types of stocks. As valuation factors performed poorly, the Portfolio experienced negative stock selection within the sector.

Momentum strategies worked well and helped performance. The Portfolio’s growth factor, which measures the direction of analyst’s earnings estimates, tends to be correlated with momentum. While smaller stocks underperformed larger stocks within the Index, the ability to short added significant value relative to a long-only strategy.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material impact on its performance.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

17

AST Quantitative Modeling Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	0.15%	6.30%
Blended Index	0.57	7.82
S&P 500 Index	1.39	11.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Quantitative Modeling Portfolio returned 0.15%.

The net assets of the Portfolio at December 31, 2015 were $893.8 million.

The Portfolio’s investment objective is to seek a high potential return while attempting to mitigate downside risk during adverse market cycles. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

The Portfolio’s performance is measured against a custom blend of indexes (the Index, defined below) that returned 0.57%. The year was very volatile for global stocks, largely because of the large drop in oil prices, reduced 2015 earnings estimates, the slowing of China’s economy, and China’s previously overheated stock market. The United States ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international stocks posted slight losses. Bonds had a modestly positive year, only slightly trailing domestic equities. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year. This was especially so for high yield bonds because of their sizable exposure to energy firms.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation (short-term changes in allocations) detracted from the Portfolio’s performance relative to the Index, but the performance of individual sleeve subadvisers was positive. Following a strong market at the end of 2014, the Portfolio entered 2015 fully invested in the Capital Growth segment, and remained so except for a period from late August through early October when market volatility led to an allocation into fixed income. Although this defensive allocation helped when the Investment Grade Bond segment outperformed Capital Growth in August and September, the advantage was offset when the Portfolio had more than 12% of assets in the bond segment during the sharp stock market rebound in October.

In aggregate, both US and international stock subadvisers helped performance. International subadvisers had a particularly strong year, outperforming the MSCI EAFE Index by sizable margins. Overall, bond subadvisers outperformed their targets as well, led by the AST Western Asset Core Plus Bond Portfolio.

Did the Portfolio’s use of derivatives affect performance?

There are currently no derivative holdings at the Portfolio level although the subadvisers may use derivatives in managing their respective mandates.

Blended Index consists of Russell 3000 Index (60%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays US Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

18

AST Western Asset Core Plus Bond Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.24%	4.10%	4.18%
Barclays US Aggregate Bond Index	0.55	3.25	4.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Western Asset Core Plus Bond Portfolio returned 1.24%.

The net assets of the Portfolio at December 31, 2015 were $3,358.7 million.

The Portfolio’s investment objective is to seek to maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain an average specified for the Portfolio. The Portfolio is subadvised by Western Asset Management Company.

What were market conditions during the reporting period?

The Barclays US Aggregate Index (the Index) returned 0.55%. The Index is a composite of domestic investment quality bonds, including government and credit bonds, mortgage-backed securities, and securities backed by other assets. This was a volatile year, with risk premiums generally rising because of global growth concerns. Central bank policies diverged, adding uncertainty.

Spreads (yield differentials) for financials tightened (i.e., the risk premium for the sector fell — the bonds required lower interest rates compared to other sectors, raising their relative market prices). Despite the general sell-off in risk assets, banking fundamentals continued to improve and the prospect of higher interest rates increased bank earnings forecasts.

What strategies or holdings affected the Portfolio’s performance?

One of the largest contributors to the Portfolio’s outperformance against the Index was an overweight in investment-grade financials. An allocation to non-agency mortgages (those not backed by a government-sponsored agency) was also a large positive factor, as the US housing market continued to heal and the coupon and principal payments on the bonds more than offset slight price declines in the broader financials sector. An underweight in agency mortgages also helped relative performance and spreads widened in the sector in anticipation of higher interest rates and uncertainty over the Federal Reserve’s mortgage reinvestment program. A short position in the euro as a hedge against the Portfolio’s riskier European positions contributed significantly to its return when the euro fell versus the US dollar.

These positive factors were partially offset by exposure to high yield and emerging markets. Worries about global growth, declines in commodity prices, and US dollar strength hurt these sectors, especially in the second half of the year.

The Portfolio’s short-term tactical changes in average duration (exposure to interest-rate movements) also had a large positive effect on its performance. The Portfolio was generally positioned correctly in advance of large interest rate moves and profited both when yields rose and when they fell. The prices of bonds are inversely related to interest rates. As rates rise, bond prices fall.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used interest rate futures and options (forms of derivative securities) to adjust its duration and yield curve positioning. Swap derivatives, such as interest rate, credit default, and index swaps were used to manage overall portfolio risk, to fine-tune investment strategy, and to capture relative value opportunities. Currency forwards were used to adjust the Portfolio’s exposure to various foreign currencies. In aggregate, the use of the derivative instruments noted above contributed to the Portfolio’s performance during the reporting period.

Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-3.08%	-1.73%
J.P. Morgan EMBI Global Index	1.23	1.37

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: August 20, 2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Western Asset Emerging Markets Debt Portfolio returned -3.08%.

The net assets of the Portfolio at December 31, 2015 were $148.9 million.

The Portfolio’s investment objective is to seek to maximize total return. The Portfolio is subadvised by Western Asset Management Company.

What were market conditions during the reporting period?

For the 12 months ending, December 31, 2015, the J.P. Morgan EMBI Global Index (the Index), a measure of dollar-denominated debt issued by major emerging markets countries, returned 1.23%.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s allocations to various countries compared with the Index composition hurt its comparative return. Overweight exposure to weaker countries, such as Mexico, had a negative impact, as did relatively low exposure to higher-performing countries such as Argentina.

Among sectors of the economy, an overweight compared with the Index in Brazilian industries such as infrastructure, oil and gas, and metals and mining, hurt relative performance. Some specific issuers, such as Mexico’s Empresas ICA (infrastructure) and Colombia’s Pacific Rubiales (oil and gas) were particularly large detractors. The Portfolio’s underweight in the global financials sector also weighed on its relative performance.

Currency exposure was another negative factor when a sizable overweight in Mexican local currency bonds fell with the Mexican peso’s drop against the dollar. However, the Portfolio’s short position in the Brazilian real was beneficial when the real depreciated sharply against the US dollar.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used currency forwards (a form of derivative security) to adjust its exposure to various foreign currencies. These had a positive impact on its performance.

The J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2015

AST Bond 2016
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	47.7%
U.S. Government Agency Obligations	19.3%
Corporate Bonds	9.8%
Asset-Backed Securities	7.7%
Commercial Mortgage-Backed Securities	7.4%

AST Bond 2017
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	28.1%
Corporate Bonds	19.8%
Commercial Mortgage-Backed Securities	14.7%
U.S. Government Agency Obligations	13.4%
Asset-Backed Securities	10.5%

AST Bond 2018
Allocation	(% of Net Assets	)
Corporate Bonds	21.2%
U.S. Government Agency Obligations	18.7%
Commercial Mortgage-Backed Securities	17.7%
Asset-Backed Securities	15.4%
U.S. Treasury Obligations	11.2%

AST Bond 2019
Allocation	(% of Net Assets	)
Commercial Mortgage-Backed Securities	16.3%
Asset-Backed Securities	15.8%
Corporate Bonds	15.6%
U.S. Treasury Obligations	12.9%
U.S. Government Agency Obligations	11.7%

AST Bond 2020
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	22.8%
U.S. Treasury Obligations	18.6%
Corporate Bonds	18.5%
Commercial Mortgage-Backed Securities	17.1%
Asset-Backed Securities	15.8%

AST Bond 2021
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	24.7%
U.S. Government Agency Obligations	21.0%
Corporate Bonds	16.2%
Commercial Mortgage-Backed Securities	16.1%
Asset-Backed Securities	14.0%

AST Bond 2022
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	41.2%
Commercial Mortgage-Backed Securities	15.7%
U.S. Government Agency Obligations	13.5%
Asset-Backed Securities	11.5%
Corporate Bonds	9.6%

AST Bond 2023
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	25.2%
Corporate Bonds	21.2%
Commercial Mortgage-Backed Securities	15.4%
Asset-Backed Securities	15.2%
U.S. Government Agency Obligations	8.4%

AST Bond 2024
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	34.1%
Corporate Bonds	21.0%
Commercial Mortgage-Backed Securities	15.0%
Asset-Backed Securities	14.1%
U.S. Government Agency Obligations	2.4%

AST Bond 2025
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	32.3%
Commercial Mortgage-Backed Securities	16.6%
U.S. Government Agency Obligations	16.5%
Asset-Backed Securities	14.7%
Corporate Bonds	12.0%

AST Bond Portfolio 2026
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	38.1%
Commercial Mortgage-Backed Securities	17.6%
Asset-Backed Securities	14.3%
U.S. Government Agency Obligations	12.1%
Corporate Bonds	9.8%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	4.2%
Mitsui Fudosan Co. Ltd. (Japan)	3.9%
Sun Hung Kai Properties Ltd. (Hong Kong)	3.0%
Equity Residential, REIT	2.9%
AvalonBay Communities, Inc., REIT	2.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2015

AST High Yield
Allocation	(% of Net Assets	)
Corporate Bonds	92.0%
Bank Loans	3.4%
Preferred Stocks	0.3%
Common Stocks	0.1%

AST Investment Grade Bond
Allocation	(% of Net Assets	)
Corporate Bonds	39.9%
U.S. Treasury Obligations	33.5%
Commercial Mortgage-Backed Securities	14.6%
Asset-Backed Securities	3.7%
U.S. Government Agency Obligations	2.0%

AST Lord Abbett Core Fixed Income
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	36.8%
U.S. Government Agency Obligations	25.3%
Corporate Bonds	23.1%
Asset-Backed Securities	16.4%
Commercial Mortgage-Backed Securities	4.4%

AST Prudential Core Bond
Allocation	(% of Net Assets	)
Corporate Bonds	30.5%
Asset-Backed Securities	22.1%
Commercial Mortgage-Backed Securities	15.1%
U.S. Government Agency Obligations	9.8%
U.S. Treasury Obligations	9.7%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.3%
Microsoft Corp.	2.9%
Amazon.com, Inc.	1.9%
Berkshire Hathaway, Inc. (Class B Stock)	1.7%
Alphabet, Inc. (Class C Stock)	1.6%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST AQR Large-Cap Portfolio	12.5%
AST QMA Large-Cap Portfolio	12.5%
AST Prudential Core Bond Portfolio	6.9%
AST International Value Portfolio	5.9%
AST International Growth Portfolio	5.9%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets	)
Corporate Bonds	34.1%
U.S. Government Agency Obligations	17.6%
Residential Mortgage-Backed Securities	13.2%
U.S. Treasury Obligations	12.6%
Commercial Mortgage-Backed Securities	7.9%

AST Western Asset Emerging Markets Debt
Allocation	(% of Net Assets	)
Sovereign Issues	53.8%
Foreign Bonds	38.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — (Unaudited)	December 31, 2015

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond Portfolio 2016	Actual	$1,000.00	$994.30	0.93%	$4.67
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Bond Portfolio 2017	Actual	$1,000.00	$994.20	0.88%	$4.42
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
AST Bond Portfolio 2018	Actual	$1,000.00	$996.80	0.84%	$4.23
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Bond Portfolio 2019	Actual	$1,000.00	$1,001.90	0.93%	$4.69
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Bond Portfolio 2020	Actual	$1,000.00	$1,006.10	0.84%	$4.25
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Bond Portfolio 2021	Actual	$1,000.00	$1,012.10	0.79%	$4.01
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
AST Bond Portfolio 2022	Actual	$1,000.00	$1,021.00	0.82%	$4.18
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
AST Bond Portfolio 2023	Actual	$1,000.00	$1,025.20	0.93%	$4.75
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Bond Portfolio 2024	Actual	$1,000.00	$1,031.40	0.93%	$4.76
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Bond Portfolio 2025	Actual	$1,000.00	$1,034.40	0.76%	$3.90
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

Advanced Series Trust Fees and Expenses — (Unaudited) (continued)	December 31, 2015

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond Portfolio 2026	Actual	$1,000.00	$1,039.00	0.86%	$4.42
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
AST Global Real Estate Portfolio	Actual	$1,000.00	$1,016.30	1.14%	$5.79
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
AST High Yield Portfolio	Actual	$1,000.00	$943.10	0.85%	$4.16
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Investment Grade Bond Portfolio	Actual	$1,000.00	$1,007.30	0.70%	$3.54
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57
AST Lord Abbett Core Fixed Income Portfolio	Actual	$1,000.00	$997.50	0.59%	$2.97
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
AST Prudential Core Bond Portfolio	Actual	$1,000.00	$999.10	0.74%	$3.73
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
AST QMA US Equity Alpha Portfolio	Actual	$1,000.00	$1,011.10	1.56%	$7.91
	Hypothetical	$1,000.00	$1,017.34	1.56%	$7.93
AST Quantitative Modeling Portfolio	Actual	$1,000.00	$977.90	1.11%	$5.53
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST Western Asset Core Plus Bond Portfolio	Actual	$1,000.00	$1,007.00	0.59%	$2.98
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
AST Western Asset Emerging Markets Debt Portfolio	Actual	$1,000.00	$970.20	0.97%	$4.82
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2016

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 92.7% ASSET-BACKED SECURITIES — 7.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-2, Class A2	0.680%		07/17/17	35	$34,731
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	217	217,406
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	100	100,034
CarMax Auto Owner Trust, Series 2014-4, Class A2B	0.600%	(c)	02/15/18	48	47,548
Chase Issuance Trust, Series 2014-A4, Class A4	0.450%	(c)	04/16/18	500	499,780
Citibank Credit Card Issuance Trust, Series 2013-A10, Class A10	0.730%		02/07/18	500	499,926
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	333	332,379
Fifth Third Auto Trust, Series 2014-3, Class A2A	0.570%		05/15/17	16	15,950
Fifth Third Auto Trust, Series 2014-3, Class A2B	0.560%	(c)	05/15/17	546	545,717
Ford Credit Auto Owner Trust, Series 2014-B, Class A2	0.470%		03/15/17	4	3,752
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.802%	(c)	04/20/18	300	300,001
GE Equipment Midticket LLC, Series 2013-1, Class A3	0.950%		03/22/17	17	16,631
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	300	300,000
World Omni Auto Receivables Trust, Series 2014-B, Class A2B	0.561%	(c)	01/16/18	21	20,640

TOTAL ASSET-BACKED SECURITIES (cost $2,934,790)					2,934,495

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.4%
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A1A	5.617%	(c)	07/10/46	115	116,106
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM	5.347%		12/10/46	90	92,177
Commercial Mortgage Trust, Series 2006-C7, Class AM	5.793%	(c)	06/10/46	75	75,787
Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class AM	5.509%		09/15/39	350	356,544
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	176	175,864
JPMorgan Chase Commercial Mortgage Securities Trust,	5.909%	(c)	04/15/45	300	302,857
LB UBS Commercial Mortgage Trust, Series 2006-C1, Class AM	5.217%	(c)	02/15/31	287	287,477
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A1A	5.409%	(c)	07/12/46	158	159,587
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%		12/12/49	110	112,890
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A1	0.825%		05/15/46	97	96,596
UBS Barclays Commercial Mortgage Trust, Series 2012-C3, Class A1	0.726%		08/10/49	72	71,626
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(c)	07/15/45	507	515,326
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A1A	5.297%		11/15/48	358	365,707

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%	11/15/48	95	$96,394

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,865,124)				2,824,938

CORPORATE BONDS — 9.8%
Banks — 4.8%
ABN AMRO Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.375%	01/22/16	300	300,022
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%	07/15/21	100	108,316
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	95	101,751
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	100	110,562
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	100	106,423
Royal Bank of Canada (Canada), Covered Notes	2.100%	10/14/20	250	245,660
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, MTN	0.850%	03/08/16	270	270,021
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	1.625%	09/14/16	500	501,926
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%	12/11/17	75	80,463

				1,825,144

Diversified Financial Services — 0.6%
General Electric Capital Corp., Gtd. Notes, MTN	3.100%	01/09/23	65	65,976
General Electric Capital Corp., Gtd. Notes, MTN	4.625%	01/07/21	25	27,459
General Electric Capital Corp., Gtd. Notes, MTN	4.650%	10/17/21	10	11,072
General Electric Capital Corp., Gtd. Notes, MTN	5.300%	02/11/21	100	112,762

				217,269

Electric — 0.4%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	60	63,684
TECO Finance, Inc., Gtd. Notes	4.000%	03/15/16	100	100,485

				164,169

Engineering & Construction — 0.2%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	80	80,054

Food
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000%	10/20/17	10	10,016

Healthcare – Products — 0.3%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.250%	08/15/16	100	100,548

Healthcare-Services — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	50	52,323
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	60	65,661

				117,984

Insurance — 0.6%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	90	96,948
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	130	142,289

				239,237

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Machinery-Diversified — 0.4%
Xylem, Inc., Sr. Unsec’d. Notes	3.550%		09/20/16	150	$152,047

Media — 0.2%
Comcast Corp., Gtd. Notes	4.950%		06/15/16	65	66,172

Mining — 0.1%
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%		08/15/17	25	21,000

Oil & Gas — 0.9%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.200%		03/11/16	65	65,314
Total Capital Canada Ltd. (France), Gtd. Notes	0.700%	(c)	01/15/16	286	285,996

					351,310

Pipelines — 0.5%
Enterprise Products Operating LLC, Gtd. Notes	5.200%		09/01/20	125	131,101
Williams Partners LP, Sr. Unsec’d. Notes	4.125%		11/15/20	75	66,959

					198,060

Telecommunications — 0.3%
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%		11/01/21	100	102,100

Transportation — 0.2%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%		06/15/19	75	83,362

TOTAL CORPORATE BONDS (cost $3,659,536)					3,728,472

SOVEREIGN BONDS — 0.8%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	80	79,991
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	200	200,643

TOTAL SOVEREIGN BONDS (cost $280,709)					280,634

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.3%
Federal Home Loan Banks	0.625%		11/23/16	60	59,882
Federal Home Loan Mortgage Corp.(h)	0.875%		10/14/16	500	500,370
Federal Home Loan Mortgage Corp.	1.375%		05/01/20	2,230	2,195,593
Federal National Mortgage Assoc.(h)	0.875%		05/21/18	45	44,578
Federal National Mortgage Assoc.	1.250%		09/28/16	500	501,812
Federal National Mortgage Assoc.	1.500%		11/30/20	2,410	2,367,186
Federal National Mortgage Assoc.	1.625%		01/21/20	10	9,962
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.503%		10/30/20	480	492,012
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.578%		06/30/22	110	111,194
Israel Government USAID Bond, Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	120	103,004
Residual Funding Corp. Strips Principal, Bonds	1.562%	(s)	10/15/19	250	232,758
Residual Funding Corp. Strips Principal, Bonds	1.965%	(s)	10/15/20	290	262,421
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes	1.770%	(s)	07/15/20	520	474,982

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $7,441,173)					7,355,754

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. TREASURY OBLIGATIONS — 47.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	2.500%		02/15/45	140	$125,612
U.S. Treasury Bonds	2.750%		11/15/42	965	920,105
U.S. Treasury Bonds	2.875%		05/15/43	80	78,000
U.S. Treasury Bonds	2.875%		08/15/45	150	145,682
U.S. Treasury Bonds	3.000%		05/15/45	425	423,058
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	914	902,415
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	51	44,042
U.S. Treasury Notes	1.500%		05/31/19	4,480	4,484,202
U.S. Treasury Notes(k)	1.625%		04/30/19	3,040	3,057,693
U.S. Treasury Notes	1.750%		02/28/22	2,725	2,686,253
U.S. Treasury Notes	1.750%		03/31/22	880	866,456
U.S. Treasury Notes	2.000%		10/31/21	110	110,305
U.S. Treasury Notes	2.000%		11/30/22	455	452,512
U.S. Treasury Notes	2.000%		08/15/25	285	277,886
U.S. Treasury Notes	2.125%		09/30/21	2,490	2,516,262
U.S. Treasury Notes	2.125%		12/31/21	835	842,371
U.S. Treasury Notes	2.250%		11/15/25	140	139,688
U.S. Treasury Notes	3.125%		05/15/21	55	58,493
U.S. Treasury Strips Principal	2.351%	(s)	05/15/43	15	6,393
U.S. Treasury Strips Principal	2.881%	(s)	05/15/44	55	22,644
U.S. Treasury Strips Principal	3.005%	(s)	11/15/44	5	2,013

TOTAL U.S. TREASURY OBLIGATIONS (cost $18,281,293)					18,162,085

TOTAL LONG-TERM INVESTMENTS (cost $35,462,625)					35,286,378

SHORT-TERM INVESTMENTS — 4.6%
COMMERCIAL PAPER(n) — 0.7%
JPMorgan Chase & Co. (cost $250,000)	0.681%		04/27/16	250	249,958

				Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 3.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,490,617)(w)(Note 4)				1,490,617	1,490,617

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED*	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	6,000	$—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	6,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	6,000	3
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	3,000	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	3,000	2
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	3,000	44
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	860	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	860	1,526

TOTAL OPTIONS PURCHASED (cost $12,428)			1,575

TOTAL SHORT-TERM INVESTMENTS (cost $1,753,045)			1,742,150

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 97.3% (cost $37,215,670)			37,028,528

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	9,000	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	9,000	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	9,000	(15)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	1,720	—

TOTAL OPTIONS WRITTEN (premiums received $6,389)			(15)

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Value (Note 2)
TOTAL INVESTMENTS — 97.3% (cost $37,209,281)	$37,028,513
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 2.7%	1,040,901

NET ASSETS — 100.0%	$38,069,414

See	the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
9	90 Day Euro Dollar	Mar. 2016	$2,236,294	$2,233,462	$(2,832)
54	2 Year U.S. Treasury Notes	Mar. 2016	11,746,479	11,730,656	(15,823)

					(18,655)

Short Positions:
9	90 Day Euro Dollar	Sep. 2016	2,229,056	2,226,037	3,019
126	5 Year U.S. Treasury Notes	Mar. 2016	14,946,282	14,908,359	37,923
16	10 Year U.S. Treasury Notes	Mar. 2016	2,022,567	2,014,500	8,067
6	U.S. Long Bonds	Mar. 2016	934,479	922,500	11,979
16	U.S. Ultra Bonds	Mar. 2016	2,534,261	2,539,000	(4,739)

					56,249

					$37,594

(1)	A U.S. Treasury Obligation with a market value of $271,571 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
240	08/04/16	1.528%	3 Month LIBOR(2)	$(2,561)	$—	$(2,561)	Citigroup Global Markets
1,900	08/11/16	1.460%	3 Month LIBOR(2)	(18,815)	—	(18,815)	Hong Kong & Shanghai Bank
1,500	08/18/16	1.230%	3 Month LIBOR(2)	(11,273)	—	(11,273)	Citigroup Global Markets
2,160	08/31/16	1.251%	3 Month LIBOR(2)	(16,417)	—	(16,417)	Barclays Capital Group
1,550	10/11/16	1.430%	3 Month LIBOR(2)	(11,756)	—	(11,756)	Citigroup Global Markets
5,500	12/31/16	1.652%	3 Month LIBOR(1)	382,765	—	382,765	JPMorgan Chase
4,600	12/31/16	1.257%	3 Month LIBOR(1)	198,752	—	198,752	Barclays Capital Group
215	01/03/17	1.311%	3 Month LIBOR(2)	(2,205)	—	(2,205)	Citigroup Global Markets
2,310	02/06/17	0.965%	3 Month LIBOR(2)	(10,231)	—	(10,231)	Bank of Nova Scotia
1,150	10/03/17	0.778%	3 Month LIBOR(2)	5,012	—	5,012	Citigroup Global Markets
1,900	07/22/18	2.455%	3 Month LIBOR(2)	(75,249)	—	(75,249)	Citigroup Global Markets
6,300	08/17/18	1.838%	3 Month LIBOR(1)	127,680	—	127,680	Barclays Capital Group
1,350	09/01/18	1.820%	3 Month LIBOR(2)	(25,852)	—	(25,852)	Citigroup Global Markets
470	11/01/18	1.984%	3 Month LIBOR(2)	(9,651)	—	(9,651)	Barclays Capital Group
1,430	12/08/18	1.803%	3 Month LIBOR(2)	(19,383)	—	(19,383)	Barclays Capital Group
240	03/05/19	1.643%	3 Month LIBOR(2)	(2,943)	—	(2,943)	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
600	04/10/19	1.816%	3 Month LIBOR(2)	$(9,360)	$—	$(9,360)	Bank of Nova Scotia
370	06/07/19	1.338%	3 Month LIBOR(1)	(1,312)	—	(1,312)	Bank of Nova Scotia
500	11/02/19	1.253%	3 Month LIBOR(1)	(4,650)	—	(4,650)	Citigroup Global Markets
620	10/06/21	2.038%	3 Month LIBOR(2)	(10,305)	—	(10,305)	Citigroup Global Markets
425	01/24/22	2.113%	3 Month LIBOR(2)	(10,377)	—	(10,377)	Bank of Nova Scotia
325	01/24/22	2.118%	3 Month LIBOR(2)	(8,037)	—	(8,037)	Bank of Nova Scotia
365	02/17/22	2.018%	3 Month LIBOR(2)	(6,232)	—	(6,232)	Bank of Nova Scotia
500	08/10/22	1.758%	3 Month LIBOR(2)	1,238	—	1,238	Bank of Nova Scotia
300	10/05/22	1.696%	3 Month LIBOR(1)	(3,304)	—	(3,304)	Barclays Capital Group
200	05/01/23	1.840%	3 Month LIBOR(1)	(1,306)	—	(1,306)	Barclays Capital Group

				$454,228	$—	$454,228

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
4,100	06/27/16	0.853%	3 Month LIBOR(1)	$—	$3,339	$3,339
2,145	10/03/16	1.273%	3 Month LIBOR(1)	—	8,037	8,037
5,155	10/05/16	1.239%	3 Month LIBOR(1)	—	18,141	18,141
750	06/03/19	1.614%	3 Month LIBOR(2)	153	(3,234)	(3,387)
600	10/16/19	1.834%	3 Month LIBOR(2)	153	(6,204)	(6,357)
2,100	10/01/20	2.523%	3 Month LIBOR(2)	—	(79,005)	(79,005)
1,980	01/08/21	1.683%	3 Month LIBOR(1)	161	(4,979)	(5,140)
600	04/08/22	1.780%	3 Month LIBOR(1)	154	(4,181)	(4,335)
1,255	05/31/22	2.200%	3 Month LIBOR(2)	(120)	(24,894)	(24,774)
415	05/31/22	2.217%	3 Month LIBOR(2)	152	(8,660)	(8,812)
390	08/31/22	1.745%	3 Month LIBOR(2)	152	3,895	3,743
210	11/12/25	2.263%	3 Month LIBOR(2)	152	(1,728)	(1,880)
2,090	01/08/26	2.210%	3 Month LIBOR(2)	167	(4,138)	(4,305)
1,205	02/15/36	2.502%	3 Month LIBOR(1)	796	(11,228)	(12,024)
445	01/08/46	2.659%	3 Month LIBOR(1)	158	3,552	3,394

				$2,078	$(111,287)	$(113,365)

U.S. Government Agency Obligations with a combined market value of $239,773 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$2,934,495	$—
Non-Residential Mortgage-Backed Securities
Commercial Mortgage-Backed Securities	—	2,824,938	—
Corporate Bonds	—	3,728,472	—
Sovereign Bonds	—	280,634	—
U.S. Government Agency Obligations	—	7,355,754	—
U.S. Treasury Obligations	—	18,162,085	—
Commercial Paper	—	249,958	—
Affiliated Money Market Mutual Fund	1,490,617	—	—
Options Purchased	—	1,575	—
Options Written	—	(15)	—
Other Financial Instruments*
Futures Contracts	37,594	—	—
OTC interest rate swaps	—	454,228	—
Centrally cleared interest rate swaps	—	(113,365)	—

Total	$1,528,211	$35,878,759	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	47.7%
U.S. Government Agency Obligations	19.3
Non-Residential Mortgage-Backed Securities	7.7
Commercial Mortgage-Backed Securities	7.4
Banks	4.8
Affiliated Money Market Mutual Fund	3.9
Oil & Gas	0.9
Sovereign Bonds	0.8
Commercial Paper	0.7
Insurance	0.6
Diversified Financial Services	0.6
Pipelines	0.5
Electric	0.4

Machinery-Diversified	0.4%
Healthcare-Services	0.3
Telecommunications	0.3
Healthcare – Products	0.3
Transportation	0.2
Engineering & Construction	0.2
Media	0.2
Mining	0.1

97.3
Other assets in excess of liabilities	2.7

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$60,988	*	Due from/to broker — variation margin futures	$23,394	*
Interest rate contracts	Due from/to broker — variation margin swaps	36,654	*	Due from/to broker — variation margin swaps	150,019	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	715,447		Unrealized depreciation on OTC swap agreements	261,219
Interest rate contracts	Unaffiliated investments	1,575		Options written outstanding, at value	15

Total		$814,664			$434,647

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(7,065)	$1,897	$67,027	$(175,079)	$(113,220)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(10,853)	$6,374	$40,461	$934	$36,916

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$3,688	$6,368	$8,116,528	$11,978,041	$62,954

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of Nova Scotia	$1,238	$(1,238)	$—	$—
Barclays Capital Group	326,481	(50,076)	(264,000)	12,405
Citigroup Global Markets	6,538	(6,538)	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	382,765	—	(490,975)	—

	$717,022

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of Nova Scotia	$(48,492)	$1,238	$—	$(47,254)
Barclays Capital Group	(50,076)	50,076	—	—
Citigroup Global Markets	(143,851)	6,538	—	(137,313)
Hong Kong & Shanghai Bank	(18,815)	—	—	(18,815)
JPMorgan Chase	—	—	—	—

	$(261,234)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2016 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $35,725,053)	$35,537,911
Affiliated investments (cost $1,490,617)	1,490,617
Cash	4,458
Unrealized appreciation on OTC swap agreements	715,447
Receivable for fund share sold	574,499
Dividends and interest receivable	122,641
Receivable for investments sold	509
Prepaid expenses	479

Total Assets	38,446,561

LIABILITIES:
Unrealized depreciation on OTC swap agreements	261,219
Accrued expenses and other liabilities	63,783
Due to broker-variation margin futures	39,697
Advisory fees payable	10,037
Due to broker-variation margin swaps	1,034
Distribution fee payable	1,022
Affiliated transfer agent fee payable	340
Options written outstanding, at value (premiums received $6,389)	15

Total Liabilities	377,147

NET ASSETS	$38,069,414

Net assets were comprised of:
Paid-in capital	$30,503,045
Retained earnings	7,566,369

Net assets, December 31, 2015	$38,069,414

Net asset value and redemption price per share, $38,069,414 / 4,384,784 outstanding shares of beneficial interest	$8.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$377,561
Affiliated dividend income	4,416

381,977

EXPENSES
Advisory fees	121,470
Distribution fee	49,007
Custodian and accounting fees	58,000
Audit fee	50,000
Legal fees and expenses	11,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Miscellaneous	8,237

Total expenses	321,714
Less: advisory fee waiver and/or expense reimbursement	(99,756)

Net expenses	221,958

NET INVESTMENT INCOME	160,019

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	48,791
Futures transactions	67,027
Swap agreement transactions	(175,079)
Options written transactions	1,897

(57,364)

Net change in unrealized appreciation (depreciation) on:
Investments	(322,894)
Futures	40,461
Swap agreements	934
Options written	6,374

(275,125)

NET LOSS ON INVESTMENTS	(332,489)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(172,470)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$160,019	$151,227
Net realized gain (loss) on investment transactions	(57,364)	137,145
Net change in unrealized appreciation (depreciation) on investments	(275,125)	(203,162)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(172,470)	85,210

FUND SHARE TRANSACTIONS:
Fund share sold [3,965,679 and 444,327 shares, respectively]	34,602,915	3,877,134
Fund share repurchased [689,327 and 1,072,322 shares, respectively]	(6,007,670)	(9,347,348)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	28,595,245	(5,470,214)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,422,775	(5,385,004)
NET ASSETS:
Beginning of year	9,646,639	15,031,643

End of year	$38,069,414	$9,646,639

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 90.3% ASSET-BACKED SECURITIES — 10.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-2, Class A2	0.680%		07/17/17	208	$208,380
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	275	275,197
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	255	255,191
American Express Credit Account Secured Note Trust, Series 2012-4, Class A	0.571%	(c)	05/15/20	1,000	997,312
AmeriCredit Automobile Receivables, Series 2015-1, Class A2B	0.696%	(c)	04/09/18	157	157,147
AmeriCredit Automobile Receivables, Series 2015-4, Class A2B	1.026%	(c)	04/08/19	300	300,030
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.556%	(c)	10/10/17	104	103,903
BA Credit Card Trust, Series 2015-A1, Class A1	5.170%		06/15/19	1,000	1,039,862
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	500	500,171
Bank of The West Auto Trust, Series 2014-1, Class A2, 144A	0.690%		07/17/17	198	197,362
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%		01/15/19	600	599,536
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A2, 144A	0.690%		09/15/17	172	172,110
Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3	1.110%		07/23/18	1,500	1,500,897
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	1,137	1,135,627
Ford Credit Auto Owner Trust, Series 2012-C, Class B	1.270%		12/15/17	400	400,431
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.802%	(c)	04/20/18	1,000	1,000,005
GE Equipment Midticket LLC, Series 2013-1, Class A3	0.950%		03/22/17	200	199,568
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	391	390,590
MMAF Equipment Finance LLC, Series 2015-AA, Class A2, 144A	0.960%		09/18/17	500	499,061
Nissan Auto Lease Trust, Series 2014-B, Class A2B	0.581%	(c)	04/17/17	372	372,197
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	1,600	1,600,000
Porsche Innovative Lease Owner Trust, Series 2014-1, Class A2, 144A	0.650%		01/20/17	114	113,959

TOTAL ASSET-BACKED SECURITIES (cost $12,034,128)					12,018,536

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.7%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(c)	04/10/49	516	531,348
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AM	5.462%		10/15/49	300	306,222
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A1	0.754%		04/10/46	466	461,798
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A1	1.242%		05/10/47	182	180,388

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A1	1.330%		02/10/47	799	$794,100
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	360	368,704
Commercial Mortgage Trust, Series 2006-GG7, Class A4	5.826%	(c)	07/10/38	430	432,361
Commercial Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	395	397,818
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,700	2,709,348
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class AM	5.509%		09/15/39	1,100	1,120,568
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	956	954,692
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM	5.909%	(c)	04/15/45	365	368,476
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class AM	5.217%		02/15/31	862	862,430
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	73	73,386
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A	5.387%		02/15/40	961	988,434
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A1	1.313%		10/15/46	694	687,573
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	500	495,712
Morgan Stanley Capital I Trust, Series 2011-C3, Class A2	3.224%		07/15/49	379	382,554
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	2,385	2,414,984
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.301%	(c)	10/15/44	137	136,991
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A1A	5.297%		11/15/48	572	585,132
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	523	530,168
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.713%	(c)	06/15/49	1,111	1,149,583

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,176,986)					16,932,770

CORPORATE BONDS — 19.8%
Banks — 7.1%
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,305	1,388,794
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21	350	379,105
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	325	348,096
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	1,290	1,281,278
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	350	386,967
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	425	466,881
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	350	372,482
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	75	80,054
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	400	448,520
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		01/26/20	850	935,775
Royal Bank of Canada (Canada), Covered Bonds	2.100%		10/14/20	775	761,548

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%	12/11/17	1,175	$1,260,587

				8,110,087

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	2.300%	06/15/16	370	372,130

Computers — 1.5%
Apple, Inc., Sr. Unsec’d. Notes(h)	1.000%	05/03/18	1,320	1,309,275
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.450%	10/05/17	370	369,686
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.850%	10/05/18	70	69,961

				1,748,922

Diversified Financial Services — 0.9%
GE Capital International Funding Co., Gtd. Notes, MTN, 144A(a)	0.964%	04/15/16	969	969,437
General Electric Capital Corp., Gtd. Notes, MTN	4.625%	01/07/21	75	82,378
General Electric Capital Corp., Gtd. Notes, MTN	4.650%	10/17/21	30	33,215

				1,085,030

Electric — 0.3%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	280	297,194

Engineering & Construction — 0.4%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	445	445,299

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	120	120,830

Food — 0.1%
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000%	10/20/17	90	90,146

Foods — 0.2%
Kraft Foods Group, Inc., Gtd. Notes	5.375%	02/10/20	209	228,843

Healthcare Products — 0.9%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.250%	08/15/16	965	970,283

Healthcare-Services — 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	275	287,777
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	280	306,417

				594,194

Insurance — 1.5%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	380	409,336
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	855	935,824
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	350	406,634

				1,751,794

Machinery-Diversified — 1.0%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	140	142,474
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	350	370,728

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Machinery-Diversified (continued)
Xylem, Inc., Sr. Unsec’d. Notes	3.550%	09/20/16	630	$638,598

				1,151,800

Mining
Teck Resources Ltd. (Canada), Gtd. Notes(a)	3.850%	08/15/17	25	21,000

Oil & Gas — 0.9%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	770	773,688
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	200	215,112

				988,800

Pharmaceuticals — 0.5%
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	1.500%	05/08/17	560	562,360

Pipelines — 0.4%
Enterprise Products Operating LLC, Gtd. Notes	5.200%	09/01/20	125	131,101
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	350	312,474

				443,575

Retail — 0.4%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	4.250%	04/15/21	425	467,916

Telecommunications — 2.5%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	570	572,090
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	600	619,003
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	02/21/20	1,345	1,349,677
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	350	357,350

				2,898,120

Transportation — 0.3%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	350	389,025

TOTAL CORPORATE BONDS (cost $22,296,073)				22,737,348

SOVEREIGN BONDS — 3.8%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	900	899,897
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16	200	199,806
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	580	581,864
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%	10/23/22	2,785	2,705,320

TOTAL SOVEREIGN BONDS (cost $4,451,600)				4,386,887

U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.4%
Federal National Mortgage Assoc., Unsec’d. Notes	1.500%	11/30/20	1,220	1,198,327

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc. Interest Strips, Unsec’d. Notes, IO	5.122%	(s)	11/15/21	820	$717,903
Financing Corp., Strips Principal, Series 3-P, Unsec’d. Notes, PO	1.382%	(s)	11/30/17	4,719	4,607,816
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.578%		06/30/22	425	429,609
Israel Government USAID Bond, Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	490	420,599
Israel Government USAID Bond, Gov’t. Gtd. Notes(a)	5.500%		09/18/23-04/26/24	3,235	3,901,316
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.859%	(s)	10/15/19	4,387	4,084,429

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $15,104,564)					15,359,999

U.S. TREASURY OBLIGATIONS — 28.1%
U.S. Treasury Bonds	2.500%		02/15/45	455	408,238
U.S. Treasury Bonds	2.750%		11/15/42	2,510	2,393,227
U.S. Treasury Bonds	2.875%		08/15/45	470	456,469
U.S. Treasury Bonds	3.000%		05/15/45	1,165	1,159,676
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	2,737	2,702,233
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	152	132,127
U.S. Treasury Notes	0.500%		06/30/16	15	14,996
U.S. Treasury Notes	0.750%		06/30/17	185	184,422
U.S. Treasury Notes	0.875%		10/15/17	40	39,880
U.S. Treasury Notes(k)	1.750%		02/28/22	6,005	5,919,615
U.S. Treasury Notes	1.750%		03/31/22	1,055	1,038,762
U.S. Treasury Notes	1.750%		05/15/23	2,970	2,893,546
U.S. Treasury Notes	2.000%		10/31/21	765	767,121
U.S. Treasury Notes	2.000%		11/30/22	1,425	1,417,207
U.S. Treasury Notes	2.000%		08/15/25	870	848,284
U.S. Treasury Notes(h)	2.125%		09/30/21	1,085	1,096,444
U.S. Treasury Notes	2.125%		12/31/21	1,905	1,921,817
U.S. Treasury Notes(a)	2.250%		11/15/25	715	713,408
U.S. Treasury Notes	2.375%		08/15/24	2,310	2,334,093
U.S. Treasury Notes	3.125%		05/15/19	5,155	5,438,324
U.S. Treasury Notes	3.125%		05/15/21	380	404,136

TOTAL U.S. TREASURY OBLIGATIONS (cost $32,632,285)					32,284,025

TOTAL LONG-TERM INVESTMENTS (cost $103,695,636)					103,719,565

				Shares
SHORT-TERM INVESTMENTS — 6.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 6.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $7,346,359; includes $2,965,269 of cash collateral for securities on loan)(b)(w)(Note 4)				7,346,359	7,346,359

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED*	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	18,200	$—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	18,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	18,200	8
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	9,100	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	9,100	8
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	9,100	134
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	3,370	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	3,370	5,979

TOTAL OPTIONS PURCHASED (cost $41,516)			6,129

TOTAL SHORT-TERM INVESTMENTS (cost $7,387,875)			7,352,488

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 96.7% (cost $111,083,511)			111,072,053

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	27,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	27,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	27,300	(46)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	6,740	—

TOTAL OPTIONS WRITTEN (premiums received $20,907)			(46)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 96.7% (cost $111,062,604)			111,072,007
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 3.3%			3,783,638

NET ASSETS — 100.0%			$114,855,645

See	the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,901,858; cash collateral of $2,965,269 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
32	90 Day Euro Dollar	Mar. 2016	$7,951,266	$7,941,200	$(10,066)
154	2 Year U.S. Treasury Notes	Mar. 2016	33,506,534	33,454,094	(52,440)

					(62,506)

Short Positions:
32	90 Day Euro Dollar	Sep. 2016	7,925,534	7,914,800	10,734
85	5 Year U.S. Treasury Notes	Mar. 2016	10,088,901	10,057,227	31,674
19	10 Year U.S. Treasury Notes	Mar. 2016	2,395,159	2,392,219	2,940
22	U.S. Long Bonds	Mar. 2016	3,423,679	3,382,500	41,179
44	U.S. Ultra Bonds	Mar. 2016	6,973,871	6,982,250	(8,379)

					78,148

					$15,642

(1)	A U.S. Treasury Note with a market value of $157,725 and Cash balance of $220,000 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
4,180	03/06/17	1.123%	3 Month LIBOR(2)	$(25,385)	$—	$(25,385)	Barclays Capital Group
33,200	12/31/17	1.975%	3 Month LIBOR(1)	3,132,317	—	3,132,317	Citigroup Global Markets
16,000	12/31/17	2.268%	3 Month LIBOR(1)	2,175,723	—	2,175,723	Bank of America
1,900	04/18/18	0.876%	3 Month LIBOR(2)	13,371	—	13,371	JPMorgan Chase
674	05/17/18	0.989%	3 Month LIBOR(2)	3,574	—	3,574	Credit Suisse First Boston Corp.
2,390	08/09/18	2.136%	3 Month LIBOR(1)	70,343	—	70,343	Bank of America
18,200	08/10/18	2.059%	3 Month LIBOR(1)	493,285	—	493,285	Citigroup Global Markets
6,500	08/11/18	2.033%	3 Month LIBOR(2)	(170,805)	—	(170,805)	Hong Kong & Shanghai Bank
11,660	10/06/18	1.599%	3 Month LIBOR(1)	117,838	—	117,838	JPMorgan Chase
1,245	10/11/18	1.770%	3 Month LIBOR(1)	18,692	—	18,692	JPMorgan Chase
6,490	01/12/19	1.699%	3 Month LIBOR(2)	(106,871)	—	(106,871)	Citigroup Global Markets
3,700	10/31/19	1.265%	3 Month LIBOR(2)	31,633	—	31,633	Citigroup Global Markets
1,300	08/01/21	3.068%	3 Month LIBOR(1)	105,290	—	105,290	Citigroup Global Markets
1,340	08/04/21	2.803%	3 Month LIBOR(1)	87,690	—	87,690	Barclays Capital Group
1,100	08/24/21	2.250%	3 Month LIBOR(1)	35,611	—	35,611	Citigroup Global Markets
3,110	09/22/21	2.158%	3 Month LIBOR(1)	78,112	—	78,112	Barclays Capital Group
1,080	10/04/21	2.108%	3 Month LIBOR(1)	22,438	—	22,438	Citigroup Global Markets
2,960	10/11/21	2.285%	3 Month LIBOR(2)	(90,829)	—	(90,829)	Barclays Capital Group
3,020	12/06/21	2.238%	3 Month LIBOR(2)	(74,935)	—	(74,935)	Barclays Capital Group
1,900	10/25/22	1.801%	3 Month LIBOR(1)	(9,620)	—	(9,620)	Credit Suisse First Boston Corp.
15,600	11/15/22	1.639%	3 Month LIBOR(2)	266,460	—	266,460	Barclays Capital Group
7,525	02/14/23	2.069%	3 Month LIBOR(1)	115,919	—	115,919	Bank of Nova Scotia
2,700	02/19/23	2.105%	3 Month LIBOR(2)	(47,512)	—	(47,512)	Bank of Nova Scotia
700	03/21/23	2.038%	3 Month LIBOR(2)	(7,526)	—	(7,526)	Barclays Capital Group
1,650	04/03/23	1.995%	3 Month LIBOR(2)	(10,044)	—	(10,044)	Barclays Capital Group

				$6,224,769	$—	$6,224,769

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
7,400	07/02/18	1.564%	3 Month LIBOR(2)	$—	$(48,618)	$(48,618)
2,350	08/21/18	1.781%	3 Month LIBOR(1)	161	28,066	27,905
2,950	08/22/18	1.745%	3 Month LIBOR(1)	163	32,445	32,282
15,400	06/03/19	1.614%	3 Month LIBOR(2)	219	(66,415)	(66,634)
6,680	10/01/20	2.523%	3 Month LIBOR(2)	—	(251,312)	(251,312)
5,885	01/08/21	1.683%	3 Month LIBOR(1)	182	(14,801)	(14,983)
1,370	09/06/21	2.223%	3 Month LIBOR(1)	—	29,745	29,745
2,220	04/08/22	1.780%	3 Month LIBOR(1)	163	(15,470)	(15,633)
10,080	05/31/22	2.200%	3 Month LIBOR(2)	(9,731)	(199,943)	(190,212)
1,580	05/31/22	2.217%	3 Month LIBOR(2)	159	(32,971)	(33,130)
1,235	08/31/22	1.745%	3 Month LIBOR(2)	157	12,334	12,177
100	04/08/25	2.020%	3 Month LIBOR(2)	151	1,253	1,102
630	11/12/25	2.263%	3 Month LIBOR(2)	155	(5,183)	(5,338)
6,205	01/08/26	2.210%	3 Month LIBOR(2)	200	(12,285)	(12,485)
3,600	02/15/36	2.502%	3 Month LIBOR(1)	2,171	(33,543)	(35,714)
1,320	01/08/46	2.659%	3 Month LIBOR(1)	174	10,536	10,362

				$(5,676)	$(566,162)	$(560,486)

A U.S. Treasury Note with market value of $899,387 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$12,018,536	$—
Commercial Mortgage-Backed Securities	—	16,932,770	—
Corporate Bonds	—	22,737,348	—
Sovereign Bonds	—	4,386,887	—
U.S. Government Agency Obligations	—	15,359,999	—
U.S. Treasury Obligations	—	32,284,025	—
Affiliated Money Market Mutual Fund	7,346,359	—	—
Options Purchased	—	6,129	—
Options Written	—	(46)	—
Other Financial Instruments*
Futures Contracts	15,642	—	—
OTC interest rate swaps	—	6,224,769	—
Centrally cleared interest rate swaps	—	(560,486)	—

Total	$7,362,001	$109,389,931	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	28.1%
Commercial Mortgage-Backed Securities	14.7
U.S. Government Agency Obligations	13.4
Non-Residential Mortgage-Backed Securities	10.5
Banks	7.1
Affiliated Money Market Mutual Fund (2.6% represents investments purchased with collateral from securities on loan)	6.4
Sovereign Bonds	3.8
Telecommunications	2.5
Insurance	1.5
Computers	1.5
Machinery-Diversified	1.0
Diversified Financial Services	0.9
Oil & Gas	0.9
Healthcare Products	0.9

Healthcare-Services	0.5%
Pharmaceuticals	0.5
Retail	0.4
Engineering & Construction	0.4
Pipelines	0.4
Transportation	0.3
Biotechnology	0.3
Electric	0.3
Foods	0.2
Environmental Control	0.1
Food	0.1

96.7
Other assets in excess of liabilities	3.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$86,527	*	Due from/to broker — variation margin futures	$70,855	*
Interest rate contracts	Due from/to broker — variation margin swaps	113,573	*	Due from/to broker — variation margin swaps	674,059	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	6,768,296		Unrealized depreciation on OTC swap agreements	543,527
Interest rate contracts	Unaffiliated investments	6,129		Options written outstanding, at value	46

Total		$6,974,525			$1,288,487

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(225,477)	$115,635	$252,484	$979,314	$1,121,956

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(31,886)	$17,096	$66,417	$(1,188,276)	$(1,136,649)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$40,968	$41,516	$26,511,404	$19,638,584	$195,598

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$2,246,066	$—	$(2,386,025)	$—
Bank of Nova Scotia	115,919	(47,512)	—	68,407
Barclays Capital Group	432,412	(208,765)	(290,000)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Citigroup Global Markets	$3,826,553	$(106,871)	$(3,865,000)	$—
Credit Suisse First Boston Corp.	3,574	(3,574)	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	149,901	—	(313,694)	—

	$6,774,425

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(47,512)	47,512	—	—
Barclays Capital Group	(208,765)	208,765	—	—
Citigroup Global Markets	(106,871)	106,871	—	—
Credit Suisse First Boston Corp.	(9,620)	3,574	—	(6,046)
Hong Kong & Shanghai Bank	(170,805)	—	298,046	—
JPMorgan Chase	—	—	—	—

	$(543,573)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $2,901,858:
Unaffiliated investments (cost $103,737,152)	$103,725,694
Affiliated investments (cost $7,346,359)	7,346,359
Cash	121
Unrealized appreciation on OTC swap agreements	6,768,296
Dividends and interest receivable	481,604
Deposit with Broker for futures	220,000
Receivable for fund share sold	30,055
Receivable for investments sold	1,510
Prepaid expenses	874

Total Assets	118,574,513

LIABILITIES:
Payable to broker for collateral for securities on loan	2,965,269
Unrealized depreciation on OTC swap agreements	543,527
Due to broker—variation margin futures	66,983
Accrued expenses and other liabilities	65,837
Advisory fees payable	42,611
Due to broker—variation margin swaps	31,096
Distribution fee payable	3,159
Affiliated transfer agent fee payable	340
Options written outstanding, at value (premiums received $20,907)	46

Total Liabilities	3,718,868

NET ASSETS	$114,855,645

Net assets were comprised of:
Paid-in capital	$71,963,411
Retained earnings	42,892,234

Net assets, December 31, 2015	$114,855,645

Net asset value and redemption price per share, $114,855,645 / 9,501,592 outstanding shares of beneficial interest	$12.09

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$1,768,981
Affiliated dividend income	8,979
Affiliated income from securities lending, net	7,131

1,785,091

EXPENSES
Advisory fees	573,560
Distribution fee	186,899
Custodian and accounting fees	62,000
Audit fee	50,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	6,000
Insurance expenses	2,000
Loan interest expense	137
Miscellaneous	9,372

Total expenses	923,968

NET INVESTMENT INCOME	861,123

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	452,703
Futures transactions	252,484
Swap agreement transactions	979,314
Options written transactions	115,635

1,800,136

Net change in unrealized appreciation (depreciation) on:
Investments	(1,407,569)
Futures	66,417
Swap agreements	(1,188,276)
Options written	17,096

(2,512,332)

NET LOSS ON INVESTMENTS	(712,196)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,927

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$861,123	$1,434,939
Net realized gain on investment transactions	1,800,136	4,644,105
Net change in unrealized appreciation (depreciation) on investments	(2,512,332)	(3,871,484)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	148,927	2,207,560

FUND SHARE TRANSACTIONS:
Fund share sold [3,468,272 and 2,405,171 shares, respectively]	42,201,009	29,029,612
Fund share repurchased [3,178,977 and 6,792,544 shares, respectively]	(38,683,502)	(81,868,291)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,517,507	(52,838,679)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,666,434	(50,631,119)
NET ASSETS:
Beginning of year	111,189,211	161,820,330

End of year	$114,855,645	$111,189,211

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 89.2% ASSET-BACKED SECURITIES — 15.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	440	$440,315
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	460	459,344
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	1,000	997,971
American Express Credit Account Secured Note Trust, Series 2012-4, Class A	0.571%	(c)	05/15/20	1,000	997,312
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.556%	(c)	10/10/17	148	148,433
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A2B	0.696%	(c)	04/09/18	262	261,912
BA Credit Card Trust, Series 2014-A3, Class A	0.621%	(c)	01/15/20	700	699,235
BA Credit Card Trust, Series 2015-A1, Class A	0.661%	(c)	06/15/20	600	598,826
Bank of The West Auto Trust, Series 2014-1, Class A2, 144A	0.690%		07/17/17	263	263,150
Chase Issuance Trust, Series 2007-C1, Class C1	0.791%	(c)	04/15/19	1,900	1,892,059
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%		01/15/19	1,500	1,498,840
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	147	146,772
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.572%	(c)	12/17/18	1,700	1,696,469
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	472	470,870
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	357	355,494
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	400	397,374
Ford Credit Auto Owner Trust, Series 2012-C, Class B	1.270%		12/15/17	400	400,431
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	500	498,646
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.711%	(c)	01/15/18	1,600	1,600,000
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.802%	(c)	04/20/18	1,000	1,000,005
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.852%	(c)	10/20/19	900	898,371
Hyundai Auto Lease Securitization Trust, Series 2015-A, Class A2, 144A	1.000%		10/16/17	638	636,918
MMAF Equipment Finance LLC, Series 2015-AA, Class A2, 144A	0.960%		09/18/17	700	698,685
Nissan Auto Lease Trust, Series 2014-B, Class A2B	0.581%	(c)	04/17/17	559	558,296
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	2,400	2,400,000
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	0.907%	(c)	12/17/18	300	299,893
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(c)	12/17/18	300	300,000
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	500	498,402

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.752%	(c)	07/22/19	700	$692,226

TOTAL ASSET-BACKED SECURITIES (cost $21,721,403)					21,806,249

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.7%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	6.055%	(c)	05/10/45	1,400	1,415,954
Commercial Mortgage Trust, Series 2006-C8, Class AM.	5.347%		12/10/46	924	946,485
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	3,600	3,612,464
Commercial Mortgage Trust, Series 2015-R24, Class A3	3.214%		08/10/55	1,200	1,204,821
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class AM	5.509%		09/15/39	798	812,921
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		04/25/25	789	782,898
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class A4	5.826%	(c)	07/10/38	646	648,542
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	1,309	1,306,420
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,000	1,000,592
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	1,044	1,048,065
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	500	522,181
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	1,000	991,424
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	3,165	3,204,791
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	6.011%	(c)	06/15/45	2,869	2,883,057
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A1A	5.297%		11/15/48	716	731,415
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	713	722,957
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM	5.339%		11/15/48	1,155	1,178,840
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.713%	(c)	06/15/49	972	1,005,885
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A2	2.573%		09/15/58	985	986,345

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $25,568,618)					25,006,057

CORPORATE BONDS — 21.2%
Banks — 8.2%
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,750	1,862,368
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes.	6.750%		05/22/19	255	289,903
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21	300	324,947
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	280	299,898
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	1,910	1,897,086

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	300	$331,686
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%	03/15/20	625	686,589
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	300	319,270
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	6.300%	04/23/19	850	953,106
Morgan Stanley, Sr. Unsec’d. Notes, MTN(h)	5.500%	01/26/20	1,175	1,293,572
PNC Bank NA, Sub. Notes	2.950%	01/30/23	610	591,465
Royal Bank of Canada (Canada), Covered Bonds	2.100%	10/14/20	920	904,031
Wachovia Corp., Sr. Unsec’d. Notes, MTN	5.750%	02/01/18	1,750	1,890,158

				11,644,079

Biotechnology — 0.5%
Amgen, Inc., Sr. Unsec’d. Notes	2.300%	06/15/16	655	658,769

Computers — 1.7%
Apple, Inc., Sr. Unsec’d. Notes(h)	1.000%	05/03/18	1,910	1,894,481
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.450%	10/05/17	440	439,627
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%	10/05/18	80	79,955

				2,414,063

Diversified Financial Services — 0.7%
GE Capital International Funding Co., Gtd. Notes, MTN, 144A	0.964%	04/15/16	874	874,394
General Electric Capital Corp., Gtd. Notes, MTN	4.625%	01/07/21	65	71,394
General Electric Capital Corp., Gtd. Notes, MTN	4.650%	10/17/21	30	33,215

				979,003

Electric — 0.4%
Duke Energy Progress, Inc., First Mortgage	5.300%	01/15/19	125	137,312
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	385	408,642

				545,954

Engineering & Construction — 0.5%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	635	635,427

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	170	171,176

Food — 0.2%
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	209	228,843

Gas — 0.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	170	199,236

Healthcare-Services — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	150	156,969
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	385	421,323

				578,292

Insurance — 1.7%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	550	592,459

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	850	$930,351
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	790	917,831

				2,440,641

Machinery-Diversified — 1.0%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	185	188,269
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	300	317,767
Xylem, Inc., Sr. Unsec’d. Notes	3.550%	09/20/16	920	932,555

				1,438,591

Media — 0.3%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	480	479,700

Office/Business Equipment — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	240	251,502

Oil & Gas — 1.0%
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	1.846%	05/05/17	1,345	1,351,441

Pharmaceuticals — 0.6%
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes(a)	1.500%	05/08/17	805	808,392

Pipelines — 0.3%
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	450	401,752

Retail — 0.6%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.125%	02/01/19	415	444,411
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	400	440,392

				884,803

Telecommunications — 2.3%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	820	823,007
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	1,070	1,103,889
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	02/21/20	1,030	1,033,581
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	300	306,300

				3,266,777

Transportation — 0.4%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	450	500,175

TOTAL CORPORATE BONDS (cost $29,207,253)				29,878,616

NON-CORPORATE FOREIGN AGENCIES — 0.8%
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	1,008	1,000,202
Statoil ASA (Norway), Gtd. Notes	5.250%	04/15/19	160	174,555

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,165,154)				1,174,757

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SOVEREIGN BONDS — 4.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	1,000	$999,886
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	199,806
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	700	702,250
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	4,080	3,963,271

TOTAL SOVEREIGN BONDS (cost $5,960,131)					5,865,213

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.7%
Federal National Mortgage Assoc.	1.500%		11/30/20	1,475	1,448,797
Federal National Mortgage Assoc.(a)(h)	2.625%		09/06/24	970	980,242
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.602%	(s)	05/11/18	180	174,366
Financing Corp., Strips Principal, Series 3P, Unsec’d. Notes, PO	1.382%	(s)	11/30/17	240	234,345
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	2.224%	(s)	09/26/19	500	463,577
Government National Mortgage Assoc.	4.000%		02/15/39	18	18,776
Government National Mortgage Assoc.	4.000%		12/15/40	145	156,320
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	630	636,832
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25	335	344,438
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	1,740	1,493,557
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes(a)	5.500%		09/18/23	1,335	1,599,584
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		04/26/24	3,350	4,051,249
Residual Funding Corp. Strips Principal, Sr. Unsec’d Notes, PO	1.562%	(s)	10/15/19	3,951	3,678,500
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.736%	(s)	07/15/20	11,655	10,645,980
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	1.903%	(s)	10/15/20	600	542,939

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $26,750,286)					26,469,502

U.S. TREASURY OBLIGATIONS — 11.2%
U.S. Treasury Bonds	2.500%		02/15/45	545	488,989
U.S. Treasury Bonds	2.750%		11/15/42	785	748,479
U.S. Treasury Bonds	2.875%		08/15/45	575	558,446
U.S. Treasury Bonds	3.000%		05/15/45	190	189,132
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	3,392	3,348,964
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	182	158,553
U.S. Treasury Notes	0.750%		06/30/17	185	184,422
U.S. Treasury Notes	1.625%		11/30/20	125	124,258
U.S. Treasury Notes	1.750%		12/31/20	35	34,962
U.S. Treasury Notes	1.750%		02/28/22	1,310	1,291,373
U.S. Treasury Notes	1.750%		03/31/22	2,975	2,929,212
U.S. Treasury Notes	2.000%		11/30/22	2,630	2,615,617
U.S. Treasury Notes	2.000%		08/15/25	1,080	1,053,042
U.S. Treasury Notes	2.125%		09/30/21	115	116,213
U.S. Treasury Notes	2.125%		12/31/21	1,695	1,709,963

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes(a)	2.250%	11/15/25	240	$239,466

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,862,599)				15,791,091

TOTAL LONG-TERM INVESTMENTS (cost $126,235,444)				125,991,485

			Shares
SHORT-TERM INVESTMENTS — 7.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $10,930,025; includes $3,530,911 of cash collateral for securities on loan)(b)(w)(Note 4)			10,930,025	10,930,025

OPTIONS PURCHASED*	Counterparty	Notional Amount (000)#
Call Options
Interest Rate Swap Options, Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	22,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	22,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	22,000	10
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	11,000	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	11,000	9
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	11,000	162
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	4,940	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	4,940	8,764

TOTAL OPTIONS PURCHASED (cost $54,529)			8,945

TOTAL SHORT-TERM INVESTMENTS (cost $10,984,554)			10,938,970

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 97.0% (cost $137,219,998)			136,930,455

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	33,000	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	33,000	—

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	33,000	$(56)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	9,880	—

TOTAL OPTIONS WRITTEN (premiums received $27,010)			(56)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 97.0% (cost $137,192,988)			136,930,399
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 3.0%			4,266,240

NET ASSETS — 100.0%			$141,196,639

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,458,696; cash collateral of $3,530,911 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
41	90 Day Euro Dollar	Mar. 2016	$10,187,560	$10,174,663	$(12,897)
24	2 Year U.S Treasury Notes	Mar. 2016	5,216,630	5,213,625	(3,005)
34	5 Year U.S. Treasury Notes	Mar. 2016	4,021,633	4,022,891	1,258
51	10 Year U.S. Treasury Notes	Mar. 2016	6,407,231	6,421,219	13,988

					(656)

Short Positions:
41	90 Day Euro Dollar	Sep. 2016	10,154,590	10,140,838	13,752
51	U.S. Long Bonds	Mar. 2016	7,891,440	7,841,250	50,190
8	U.S. Ultra Bonds	Mar. 2016	1,271,538	1,269,500	2,038

					65,980

					$65,324

(1)	Cash of $320,000 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
4,400	12/29/16	1.351%	3 Month LIBOR(1)	$21,872	$—	$21,872	Barclays Capital Group
11,600	01/17/17	1.149%	3 Month LIBOR(2)	(88,027)	—	(88,027)	Barclays Capital Group
7,800	01/20/17	1.120%	3 Month LIBOR(2)	(55,418)	—	(55,418)	Bank of Nova Scotia
11,330	02/06/17	0.965%	3 Month LIBOR(2)	(50,181)	—	(50,181)	Bank of Nova Scotia
10,100	07/05/17	0.938%	3 Month LIBOR(2)	(26,785)	—	(26,785)	Bank of Nova Scotia
6,200	12/11/17	0.738%	3 Month LIBOR(2)	46,786	—	46,786	Barclays Capital Group
5,700	12/12/17	0.736%	3 Month LIBOR(2)	43,522	—	43,522	Bank of Nova Scotia
1,008	05/17/18	0.989%	3 Month LIBOR(2)	5,345	—	5,345	Credit Suisse First Boston Corp.
2,990	07/28/18	2.455%	3 Month LIBOR(1)	117,868	—	117,868	Bank of America
3,350	08/18/18	1.818%	3 Month LIBOR(2)	(65,757)	—	(65,757)	Citigroup Global Markets
5,600	08/24/18	1.743%	3 Month LIBOR(1)	96,223	—	96,223	Bank of America
13,200	11/23/18	1.741%	3 Month LIBOR(1)	164,616	—	164,616	Deutsche Bank AG
19,265	11/29/18	1.758%	3 Month LIBOR(1)	244,985	—	244,985	Citigroup Global Markets
44,500	12/31/18	2.808%	3 Month LIBOR(1)	7,588,991	—	7,588,991	JPMorgan Chase
6,800	12/31/18	3.376%	3 Month LIBOR(1)	1,579,263	—	1,579,263	Citigroup Global Markets
5,000	08/08/19	1.271%	3 Month LIBOR(2)	16,724	—	16,724	Credit Suisse First Boston Corp.
1,660	11/15/19	4.546%	3 Month LIBOR(2)	(861,759)	—	(861,759)	Deutsche Bank AG
1,548	05/15/21	4.419%	3 Month LIBOR(2)	(849,124)	—	(849,124)	Deutsche Bank AG
1,543	05/15/21	4.446%	3 Month LIBOR(2)	(854,446)	—	(854,446)	Deutsche Bank AG
5,300	01/19/22	2.015%	3 Month LIBOR(2)	(98,471)	—	(98,471)	Bank of Nova Scotia
2,950	01/24/22	2.113%	3 Month LIBOR(2)	(72,026)	—	(72,026)	Bank of Nova Scotia
3,700	08/10/22	1.758%	3 Month LIBOR(2)	9,164	—	9,164	Bank of Nova Scotia
6,300	09/11/22	1.833%	3 Month LIBOR(2)	(3,437)	—	(3,437)	Bank of Nova Scotia
2,700	10/16/22	1.723%	3 Month LIBOR(1)	(26,598)	—	(26,598)	Barclays Capital Group
3,300	10/25/22	1.801%	3 Month LIBOR(1)	(16,709)	—	(16,709)	Credit Suisse First Boston Corp.
1,300	03/21/23	2.038%	3 Month LIBOR(2)	(13,978)	—	(13,978)	Barclays Capital Group

				$6,852,643	$—	$6,852,643

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
17,200	06/27/16	0.853%	3 Month LIBOR(1)	$193	$14,007	$13,814
9,150	09/06/16	1.170%	3 Month LIBOR(1)	—	27,830	27,830
6,923	08/02/18	1.614%	3 Month LIBOR(2)	(140,079)	(55,621)	84,458
5,750	08/21/18	1.781%	3 Month LIBOR(1)	176	68,671	68,495
6,050	08/22/18	1.745%	3 Month LIBOR(1)	177	66,539	66,362
31,800	10/03/18	1.745%	3 Month LIBOR(1)	—	333,833	333,833
8,250	10/25/18	1.434%	3 Month LIBOR(2)	187	(15,162)	(15,349)
8,100	10/22/20	2.113%	3 Month LIBOR(2)	199	(151,266)	(151,465)
7,315	01/08/21	1.683%	3 Month LIBOR(1)	190	(18,397)	(18,587)
4,200	06/03/21	2.105%	3 Month LIBOR(2)	175	(68,856)	(69,031)
1,575	10/06/21	2.060%	3 Month LIBOR(2)	—	(19,361)	(19,361)
6,395	10/14/21	2.405%	3 Month LIBOR(1)	—	200,817	200,817
13,895	05/31/22	2.200%	3 Month LIBOR(2)	(15,812)	(275,616)	(259,804)
2,280	05/31/22	2.217%	3 Month LIBOR(2)	162	(47,579)	(47,741)
1,475	08/31/22	1.745%	3 Month LIBOR(2)	158	14,730	14,572
4,150	09/23/23	2.855%	3 Month LIBOR(2)	183	(245,470)	(245,653)
780	11/12/25	2.263%	3 Month LIBOR(2)	156	(6,417)	(6,573)
7,715	01/08/26	2.210%	3 Month LIBOR(2)	212	(15,275)	(15,487)
4,555	02/15/36	2.502%	3 Month LIBOR(1)	2,539	(42,442)	(44,981)
1,640	01/08/46	2.659%	3 Month LIBOR(1)	180	13,090	12,910

				$(151,004)	$(221,945)	$(70,941)

A U.S. Government Agency Obligation with a market value of $909,503 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$21,806,249	$—
Commercial Mortgage-Backed Securities	—	25,006,057	—
Corporate Bonds	—	29,878,616	—
Non-Corporate Foreign Agencies	—	1,174,757	—
Sovereign Bonds	—	5,865,213	—
U.S. Government Agency Obligations	—	26,469,502	—
U.S. Treasury Obligations	—	15,791,091	—
Affiliated Money Market Mutual Fund	10,930,025	—	—
Options Purchased	—	8,945	—
Options Written	—	(56)	—
Other Financial Instruments*
Futures Contracts	65,324	—	—
OTC interest rate swaps	—	6,852,643	—
Centrally cleared interest rate swaps	—	(70,941)	—

Total	$10,995,349	$132,782,076	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Government Agency Obligations	18.7%
Commercial Mortgage-Backed Securities	17.7
Non-Residential Mortgage-Backed Securities	15.4
U.S. Treasury Obligations	11.2
Banks	8.2
Affiliated Money Market Mutual Fund (2.5% represents investments purchased with collateral from securities on loan)	7.8
Sovereign Bonds	4.2
Telecommunications	2.3
Insurance	1.7
Computers	1.7
Machinery-Diversified	1.0
Oil & Gas	1.0
Non-Corporate Foreign Agencies	0.8
Diversified Financial Services	0.7
Retail	0.6

Pharmaceuticals	0.6%
Biotechnology	0.5
Engineering & Construction	0.5
Healthcare-Services	0.4
Electric	0.4
Transportation	0.4
Media	0.3
Pipelines	0.3
Office/Business Equipment	0.2
Food	0.2
Gas	0.1
Environmental Control	0.1

97.0
Other assets in excess of other liabilities	3.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$81,226	*	Due from/to broker — variation margin futures	$15,902	*
Interest rate contracts	Due from/to broker — variation margin swaps	823,091	*	Due from/to broker — variation margin swaps	894,032	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	9,935,359		Unrealized depreciation on OTC swap agreements	3,082,716
Interest rate contracts	Unaffiliated investments	8,945		Options written outstanding, at value	56

Total		$10,848,621			$3,992,706

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(322,314)	$160,888	$116,756	$2,962,407	$2,917,737

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(40,051)	$21,002	$159,005	$(2,243,066)	$(2,103,110)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(2)
$57,849	$56,692	$24,211,141	$14,541,357	$454,616

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$214,091	$—	$(276,408)	$—
Bank of Nova Scotia	52,686	(52,686)	—	—
Barclays Capital Group	68,839	(68,839)	—	—
Citigroup Global Markets	1,833,012	(65,757)	(1,950,000)	—
Credit Suisse First Boston Corp.	22,069	(16,709)	—	5,360
Deutsche Bank AG	164,616	(164,616)	—	—
JPMorgan Chase	7,588,991	—	(7,925,370)	—

	$9,944,304

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(306,318)	52,686	280,000	—
Barclays Capital Group	(128,659)	68,839	—	(59,820)
Citigroup Global Markets	(65,757)	65,757	—	—
Credit Suisse First Boston Corp.	(16,709)	16,709	—	—
Deutsche Bank AG	(2,565,329)	164,616	2,497,546	—
JPMorgan Chase	—	—	—	—

	$(3,082,772)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $3,458,696:
Unaffiliated investments (cost $126,289,973)	$126,000,430
Affiliated investments (cost $10,930,025)	10,930,025
Cash	308
Unrealized appreciation on OTC swap agreements	9,935,359
Dividends and interest receivable	578,064
Deposit with Broker for futures	320,000
Cash segregated for Counterparty-OTC	280,000
Receivable for fund share sold	23,362
Receivable for investments sold	1,541
Prepaid expenses	1,131

Total Assets	148,070,220

LIABILITIES:
Payable to broker for collateral for securities on loan	3,530,911
Unrealized depreciation on OTC swap agreements	3,082,716
Payable for fund share repurchased	84,822
Accrued expenses and other liabilities	63,870
Advisory fees payable	55,887
Due to broker-variation margin swaps	37,385
Due to broker-variation margin futures	13,719
Distribution fee payable	3,875
Affiliated transfer agent fee payable	340
Options written outstanding, at value (premiums received $27,010)	56

Total Liabilities	6,873,581

NET ASSETS	$141,196,639

Net assets were comprised of:
Paid-in capital	$66,207,476
Retained earnings	74,989,163

Net assets, December 31, 2015	$141,196,639

Net asset value and redemption price per share, $141,196,639 / 11,346,389 outstanding shares of beneficial interest	$12.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income.	$2,337,814
Affiliated dividend income.	14,501
Affiliated income from securities lending, net	8,653

2,360,968

EXPENSES
Advisory fees	797,472
Distribution fee	249,495
Custodian and accounting fees	67,000
Audit fee	50,000
Trustees’ fees	13,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Insurance expenses	2,000
Loan interest expense	308
Miscellaneous	9,314

Total expenses	1,210,589

NET INVESTMENT INCOME	1,150,379

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	717,421
Futures transactions	116,756
Swap agreement transactions	2,962,407
Options written transactions	160,888

3,957,472

Net change in unrealized appreciation (depreciation) on:
Investments	(1,535,024)
Futures	159,005
Swap agreements	(2,243,066)
Options written	21,002

(3,598,083)

NET GAIN ON INVESTMENTS	359,389

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,509,768

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,150,379	$2,128,720
Net realized gain on investment transactions	3,957,472	6,250,951
Net change in unrealized appreciation (depreciation) on investments	(3,598,083)	(2,396,987)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,509,768	5,982,684

FUND SHARE TRANSACTIONS:
Fund share sold [2,023,176 and 1,249,622 shares, respectively]	25,297,977	15,338,900
Fund share repurchased [4,269,680 and 8,357,779 shares, respectively]	(53,361,969)	(102,302,139)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(28,063,992)	(86,963,239)

TOTAL DECREASE IN NET ASSETS.	(26,554,224)	(80,980,555)
NET ASSETS:
Beginning of year	167,750,863	248,731,418

End of year	$141,196,639	$167,750,863

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 74.7% ASSET-BACKED SECURITIES — 15.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	165	$165,118
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	204	204,153
American Express Credit Account Master Trust, Series 2014-1, Class A	0.705%	(c)	12/15/21	500	498,303
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.556%	(c)	10/10/17	59	59,373
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A2B	0.696%	(c)	04/09/18	105	104,765
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	500	499,413
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	200	198,500
BA Credit Card Trust, Series 2014-A3, Class A	0.621%	(c)	01/15/20	300	299,672
BA Credit Card Trust, Series 2015-A1, Class A	0.661%	(c)	06/15/20	200	199,608
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	300	300,102
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	400	398,725
Chase Issuance Trust, Series 2007-C1, Class C1	0.791%	(c)	04/15/19	900	896,238
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%		01/15/19	600	599,536
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	73	73,386
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.572%	(c)	12/17/18	1,000	997,923
Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3	1.110%		07/23/18	500	500,299
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	222	221,586
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	153	152,355
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	200	198,687
Ford Credit Auto Owner Trust, Series 2012-C, Class B	1.270%		12/15/17	300	300,323
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	0.510%		04/15/17	2	1,517
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.711%	(c)	01/15/18	700	700,000
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.802%	(c)	04/20/18	400	400,002
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.852%	(c)	10/20/19	400	399,276
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $200,000; purchased 05/13/15)(f)(g)	0.831%	(c)	05/15/20	200	199,221
Hyundai Auto Lease Securitization Trust, Series 2015-A, Class A2, 144A	1.000%		10/16/17	273	272,965
MMAF Equipment Finance LLC, Series 2015-AA, Class A2, 144A	0.960%		09/18/17	300	299,437
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	950	950,000
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(c)	12/17/18	200	199,928

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(c)	12/17/18	200	$200,001
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	200	199,362
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.752%	(c)	07/22/19	300	296,668

TOTAL ASSET-BACKED SECURITIES (cost $10,904,227)					10,986,442

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.3%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	6.055%	(c)	05/10/45	600	606,838
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	900	899,645
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	1,600	1,605,540
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/55	600	602,410
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		04/25/25	395	391,449
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	145	153,081
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	839	837,449
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2	2.977%		11/15/45	200	203,663
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	500	500,296
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	562	564,342
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	900	890,648
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class AM	5.217%		02/15/31	205	204,683
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	816	828,996
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	620	627,795
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1,000	1,007,241
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	5.603%	(c)	10/15/48	500	510,834
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A1A	5.297%		11/15/48	358	365,707
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	124	125,313
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.952%	(c)	02/15/51	358	369,654

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,682,027)					11,295,584

CORPORATE BONDS — 15.6%
Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	240	239,427

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks — 7.2%
Bank of America Corp., Sr. Unsec’d. Notes	5.700%	01/24/22	325	$366,501
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%	01/15/19	250	250,815
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	6.750%	05/22/19	165	187,584
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	300	321,320
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	740	734,997
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	300	341,166
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%	03/15/20	35	38,449
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%	03/30/22	200	209,953
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	3.250%	09/23/22	275	276,587
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	6.300%	04/23/19	175	196,228
Morgan Stanley, Sr. Unsec’d. Notes	3.750%	02/25/23	150	153,640
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%	07/28/21	205	229,676
PNC Bank NA, Sub. Notes	2.950%	01/30/23	250	242,404
Royal Bank of Canada (Canada), Covered Bonds	2.100%	10/14/20	460	452,015
Royal Bank of Canada (Canada), Covered Bonds	2.200%	09/23/19	235	235,197
Wachovia Corp., Sr. Unsec’d. Notes, MTN(h)	5.750%	02/01/18	675	729,061

				4,965,593

Biotechnology — 0.1%
Biogen, Inc., Sr. Unsec’d. Notes	2.900%	09/15/20	100	99,737

Chemicals — 1.0%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	45	43,049
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	225	253,893
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	350	372,330

				669,272

Computers — 1.5%
Apple, Inc., Sr. Unsec’d. Notes(h)	1.000%	05/03/18	760	753,825
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%	10/05/17	220	219,813
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%	10/05/18	40	39,978

				1,013,616

Diversified Financial Services — 0.5%
GE Capital International Funding Co., Gtd. Notes, MTN, 144A	0.964%	04/15/16	209	209,094
General Electric Capital Corp., Gtd. Notes, MTN	6.000%	08/07/19	150	169,926

				379,020

Electric — 0.2%
Duke Energy Progress, Inc., First Mortgage	5.300%	01/15/19	100	109,850

Gas — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	125	146,497

Healthcare-Services — 0.1%
Anthem, Inc., Sr. Unsec’d. Notes	2.250%	08/15/19	70	69,559

Insurance — 1.0%
American International Group, Inc., Sr. Unsec’d. Notes(h)	2.300%	07/16/19	230	228,052

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%		01/16/18	60	$64,633
MetLife, Inc., Sr. Unsec’d. Notes	7.717%		02/15/19	190	220,744
Principal Financial Group, Inc., Gtd. Notes	3.125%		05/15/23	200	195,947

					709,376

Machinery-Diversified — 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	60	63,777

Media — 0.2%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%		04/15/19	130	129,919

Office/Business Equipment — 0.3%
Xerox Corp., Sr. Unsec’d. Notes	6.750%		02/01/17	180	188,626

Oil & Gas — 0.5%
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%		06/01/18	350	376,445

Pipelines — 0.4%
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%		02/01/21	250	249,926

Retail — 1.1%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%		08/12/19	420	419,447
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(h)	4.125%		02/01/19	305	326,615

					746,062

Telecommunications — 0.9%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	110	113,484
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%		02/21/20	515	516,791

					630,275

TOTAL CORPORATE BONDS (cost $10,668,838)					10,786,977

NON-CORPORATE FOREIGN AGENCIES — 0.7%
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%		05/23/18	402	398,890
Statoil ASA (Norway), Gtd. Notes	5.250%		04/15/19	100	109,097

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $500,796)					507,987

SOVEREIGN BOND — 1.7%
Province of British Columbia (Canada), Sr. Unsec’d. Notes (cost 1,173,734)	2.000%		10/23/22	1,180	1,146,240

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.7%
Federal National Mortgage Assoc.	1.500%		11/30/20	735	721,943
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.602%	(s)	05/11/18	100	96,870
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	2.224%	(s)	09/26/19	705	653,644

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	1,840	$1,886,046
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	290	293,145
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	95	81,545
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	4.449%	(s)	03/15/20	1,000	916,375
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23	1,445	1,731,385
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		04/26/24	450	544,198
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	1,190	1,196,483

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,103,614)					8,121,634

U.S. TREASURY OBLIGATIONS — 12.9%
U.S. Treasury Bonds	2.500%		02/15/45	275	246,737
U.S. Treasury Bonds	2.750%		11/15/42	785	748,479
U.S. Treasury Bonds	2.875%		08/15/45	285	276,795
U.S. Treasury Bonds	3.000%		05/15/45	825	821,230
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	1,650	1,629,361
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	91	79,276
U.S. Treasury Notes	0.875%		10/15/17	10	9,970
U.S. Treasury Notes	1.625%		11/30/20	75	74,555
U.S. Treasury Notes	1.750%		12/31/20	20	19,978
U.S. Treasury Notes	1.750%		02/28/22	1,050	1,035,070
U.S. Treasury Notes	1.750%		03/31/22	420	413,536
U.S. Treasury Notes	2.000%		10/31/21	745	747,066
U.S. Treasury Notes	2.000%		11/30/22	615	611,637
U.S. Treasury Notes	2.000%		08/15/25	525	511,895
U.S. Treasury Notes	2.125%		09/30/21	905	914,545
U.S. Treasury Notes	2.125%		12/31/21	760	766,709
U.S. Treasury Notes	2.250%		11/15/25	55	54,878

TOTAL U.S. TREASURY OBLIGATIONS (cost $9,051,622)					8,961,717

TOTAL LONG-TERM INVESTMENTS (cost $52,084,858)					51,806,581

				Shares
SHORT-TERM INVESTMENTS — 4.9%
AFFILIATED MONEY MARKET MUTUAL FUND — 4.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $3,373,964)(w)(Note 4)				3,373,964	3,373,964

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options, Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	10,600	$—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	10,600	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	10,600	5
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	5,300	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	5,300	4
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	5,300	78
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	2,295	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	2,295	4,072

TOTAL OPTIONS PURCHASED (cost $25,846)			4,159

TOTAL SHORT-TERM INVESTMENTS (cost $3,399,810)			3,378,123

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 79.6% (cost $55,484,668)			55,184,704

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options, Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	15,900	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	15,900	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	15,900	(27)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	4,590	—

TOTAL OPTIONS WRITTEN (premiums received $12,843)			(27)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 79.6% (cost $55,471,825)			55,184,677
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 20.4%			14,184,873

NET ASSETS — 100.0%			$69,369,550

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the original cost of the restricted security is $200,000. The value of $199,221 is approximately 0.3% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
18	90 Day Euro Dollar	Mar. 2016	$4,472,587	$4,466,925	$(5,662)
41	2 Year U.S. Treasury Notes	Mar. 2016	8,907,826	8,906,609	(1,217)
31	5 Year U.S. Treasury Notes	Mar. 2016	3,670,536	3,667,929	(2,607)
25	10 Year U.S. Treasury Notes	Mar. 2016	3,150,448	3,147,656	(2,792)

					(12,278)

Short Positions:
18	90 Day Euro Dollar	Sep. 2016	4,458,113	4,452,075	6,038
15	U.S. Long Bonds	Mar. 2016	2,330,673	2,306,250	24,423
18	U.S. Ultra Bonds	Mar. 2016	2,852,747	2,856,375	(3,628)

					26,833

					$14,555

(1)	Cash of $220,000 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
2,100	12/11/17	0.738%	3 Month LIBOR(2)	$15,847	$—	$15,847	Barclays Capital Group
3,500	01/15/18	0.915%	3 Month LIBOR(2)	5,787	—	5,787	Barclays Capital Group
2,000	03/06/18	0.903%	3 Month LIBOR(2)	7,569	—	7,569	Barclays Capital Group
700	03/13/18	1.044%	3 Month LIBOR(2)	450	—	450	Barclays Capital Group
2,200	03/27/18	1.003%	3 Month LIBOR(2)	5,310	—	5,310	Barclays Capital Group
402	05/17/18	0.989%	3 Month LIBOR(2)	2,132	—	2,132	Credit Suisse First Boston Corp.
1,500	08/22/18	1.665%	3 Month LIBOR(2)	(22,439)	—	(22,439)	JPMorgan Chase
3,075	07/23/19	1.220%	3 Month LIBOR(2)	14,140	—	14,140	Bank of Nova Scotia
957	11/15/19	4.546%	3 Month LIBOR(2)	(496,607)	—	(496,607)	Deutsche Bank AG
79,000	12/31/19	1.891%	3 Month LIBOR(1)	6,620,017	—	6,620,017	Bank of America
10,965	12/31/19	3.538%	3 Month LIBOR(1)	3,028,810	—	3,028,810	JPMorgan Chase
10,600	12/31/19	4.137%	3 Month LIBOR(1)	4,805,798	—	4,805,798	JPMorgan Chase
670	12/31/19	2.005%	3 Month LIBOR(2)	(61,858)	—	(61,858)	Bank of America
1,900	04/16/20	1.359%	3 Month LIBOR(2)	16,437	—	16,437	JPMorgan Chase
900	04/18/20	1.346%	3 Month LIBOR(2)	8,408	—	8,408	JPMorgan Chase
957	05/15/20	4.246%	3 Month LIBOR(2)	(464,075)	—	(464,075)	Deutsche Bank AG
892	05/15/21	4.419%	3 Month LIBOR(2)	(489,326)	—	(489,326)	Deutsche Bank AG
889	05/15/21	4.446%	3 Month LIBOR(2)	(492,393)	—	(492,393)	Deutsche Bank AG
450	08/11/21	2.570%	3 Month LIBOR(1)	23,220	—	23,220	Hong Kong & Shanghai Bank
7,375	08/15/21	2.395%	3 Month LIBOR(1)	304,394	—	304,394	JPMorgan Chase
850	08/24/21	2.253%	3 Month LIBOR(1)	27,640	—	27,640	Bank of America
310	09/09/21	2.205%	3 Month LIBOR(2)	(8,927)	—	(8,927)	Barclays Capital Group
830	10/19/21	2.358%	3 Month LIBOR(2)	(28,600)	—	(28,600)	Barclays Capital Group
290	11/01/21	2.483%	3 Month LIBOR(2)	(11,870)	—	(11,870)	Barclays Capital Group
915	12/05/21	2.271%	3 Month LIBOR(2)	(24,497)	—	(24,497)	Barclays Capital Group
330	12/06/21	2.238%	3 Month LIBOR(2)	(8,188)	—	(8,188)	Barclays Capital Group
13,500	01/13/22	1.690%	3 Month LIBOR(2)	19,425	—	19,425	Bank of Nova Scotia
4,600	01/13/22	1.605%	3 Month LIBOR(1)	(31,072)	—	(31,072)	Bank of Nova Scotia
800	03/28/22	2.350%	3 Month LIBOR(1)	28,165	—	28,165	Barclays Capital Group
700	10/12/22	1.741%	3 Month LIBOR(1)	(5,867)	—	(5,867)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
1,100	03/21/23	2.038%	3 Month LIBOR(2)	$(11,827)	$—	$(11,827)	Barclays Capital Group

				$12,776,003	$—	$12,776,003

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
2,600	08/06/18	1.693%	3 Month LIBOR(1)	$—	$25,138	$25,138
1,950	09/18/18	1.724%	3 Month LIBOR(2)	159	(19,720)	(19,879)
845	10/03/18	1.745%	3 Month LIBOR(1)	—	8,871	8,871
17,750	06/03/19	1.614%	3 Month LIBOR(2)	230	(76,549)	(76,779)
6,200	10/16/19	1.834%	3 Month LIBOR(2)	178	(64,117)	(64,295)
13,905	12/31/19	3.018%	6 Month LIBOR(2)	—	(2,796,421)	(2,796,421)
3,300	06/17/20	1.836%	3 Month LIBOR(1)	—	25,130	25,130
7,700	07/02/20	2.143%	3 Month LIBOR(2)	—	(159,575)	(159,575)
3,200	07/10/20	2.401%	3 Month LIBOR(1)	—	102,675	102,675
7,865	09/15/20	1.583%	3 Month LIBOR(2)	—	41,070	41,070
460	10/01/20	2.523%	3 Month LIBOR(2)	—	(17,306)	(17,306)
3,850	10/22/20	2.113%	3 Month LIBOR(2)	173	(71,898)	(72,071)
5,500	10/25/20	2.054%	3 Month LIBOR(2)	183	(87,654)	(87,837)
3,540	01/08/21	1.683%	3 Month LIBOR(1)	169	(8,903)	(9,072)
8,530	04/08/22	1.780%	3 Month LIBOR(1)	201	(59,441)	(59,642)
6,785	05/31/22	2.200%	3 Month LIBOR(2)	(6,374)	(134,585)	(128,211)
1,070	05/31/22	2.217%	3 Month LIBOR(2)	156	(22,329)	(22,485)
740	08/31/22	1.745%	3 Month LIBOR(2)	154	7,390	7,236
8,250	09/23/23	2.855%	3 Month LIBOR(2)	216	(487,983)	(488,199)
1,650	12/17/23	2.932%	3 Month LIBOR(1)	163	107,502	107,339
380	11/12/25	2.263%	3 Month LIBOR(2)	153	(3,126)	(3,279)
3,735	01/08/26	2.210%	3 Month LIBOR(2)	180	(7,395)	(7,575)
2,140	02/15/36	2.502%	3 Month LIBOR(1)	1,163	(19,940)	(21,103)
795	01/08/46	2.659%	3 Month LIBOR(1)	164	6,345	6,181

				$(2,732)	$(3,712,821)	$(3,710,089)

Cash of $1,120,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$10,986,442	$—
Commercial Mortgage-Backed Securities	—	11,295,584	—
Corporate Bonds	—	10,786,977	—
Non-Corporate Foreign Agencies	—	507,987	—
Sovereign Bond	—	1,146,240	—
U.S. Government Agency Obligations	—	8,121,634	—
U.S. Treasury Obligations	—	8,961,717	—
Affiliated Money Market Mutual Fund	3,373,964	—	—
Options Purchased	—	4,159	—
Options Written	—	(27)	—
Other Financial Instruments*
Futures Contracts	14,555	—	—
OTC interest rate swaps	—	12,776,003	—
Centrally cleared interest rate swaps	—	(3,710,089)	—

Total	$3,388,519	$60,876,627	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Commercial Mortgage-Backed Securities	16.3%
Non-Residential Mortgage-Backed Securities	15.8
U.S. Treasury Obligations	12.9
U.S. Government Agency Obligations	11.7
Banks	7.2
Affiliated Money Market Mutual Fund	4.9
Sovereign Bond	1.7
Computers	1.5
Retail	1.1
Insurance	1.0
Chemicals	1.0
Telecommunications	0.9

Non-Corporate Foreign Agencies	0.7%
Diversified Financial Services	0.5
Oil & Gas	0.5
Pipelines	0.4
Auto Manufacturers	0.3
Office/Business Equipment	0.3
Gas	0.2
Media	0.2
Electric	0.2
Biotechnology	0.1
Healthcare-Services	0.1
Machinery-Diversified	0.1

79.6
Other assets in excess of liabilities	20.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$30,461	*	Due from/to broker — variation margin futures	$15,906	*
Interest rate contracts	Due from/to broker — variation margin swaps	323,640	*	Due from/to broker — variation margin swaps	4,033,729	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	14,933,549		Unrealized depreciation on OTC swap agreements	2,157,546
Interest rate contracts	Unaffiliated investments	4,159		Options written outstanding, at value	27

Total		$15,291,809			$6,207,208

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(146,893)	$74,195	$281,196	$(269,250)	$(60,752)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(19,542)	$10,509	$23,677	$809,568	$824,212

*	Included in net change unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$26,518	$26,316	$14,004,715	$11,740,643	$295,218

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$6,647,657	$(61,858)	$(8,347,885)	$—
Bank of Nova Scotia	33,565	(31,072)	—	2,493
Barclays Capital Group	63,215	(63,215)	—	—
Citigroup Global Markets	4,072	—	—	4,072
Credit Suisse First Boston Corp.	2,132	—	—	2,132
Deutsche Bank AG	—	—	—	—
Hong Kong & Shanghai Bank	23,220	—	—	23,220
JPMorgan Chase	8,163,847	(22,439)	(8,532,218)	—

	$14,937,708

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(61,858)	$61,858	$—	$—
Bank of Nova Scotia	(31,072)	31,072	—	—
Barclays Capital Group	(99,803)	63,215	—	(36,588)
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	(1,942,401)	—	2,230,891	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	(22,439)	22,439	—	—

	$(2,157,573)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $52,110,704)	$51,810,740
Affiliated investments (cost $3,373,964)	3,373,964
Cash	239
Unrealized appreciation on OTC swap agreements	14,933,549
Deposit with Broker for futures and centrally cleared swaps	1,340,000
Dividends and interest receivable	256,363
Receivable for investments sold	1,017
Prepaid expenses	695

Total Assets	71,716,567

LIABILITIES:
Unrealized depreciation on OTC swap agreements	2,157,546
Due to broker—variation margin swaps	71,238
Accrued expenses and other liabilities	62,674
Advisory fees payable	28,877
Due to broker—variation margin futures	12,997
Payable for fund share repurchased	11,425
Distribution fee payable	1,893
Affiliated transfer agent fee payable	340
Options written outstanding, at value (premiums received $12,843)	27

Total Liabilities	2,347,017

NET ASSETS	$69,369,550

Net assets were comprised of:
Paid-in capital	$61,869,935
Retained earnings	7,499,615

Net assets, December 31, 2015	$69,369,550

Net asset value and redemption price per share, $69,369,550 / 6,685,524 outstanding shares of beneficial interest	$10.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$819,173
Affiliated dividend income	4,277

823,450

EXPENSES
Advisory fees	372,052
Distribution fee	118,709
Custodian and accounting fees	64,000
Audit fee	50,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	6,000
Insurance expenses	1,000
Loan interest expense	149
Miscellaneous	9,058

Total expenses	648,968
Less: advisory fee waiver	(3,545)

Net expenses	645,423

NET INVESTMENT INCOME	178,027

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	116,836
Futures transactions	281,196
Swap agreement transactions	(269,250)
Options written transactions	74,195

202,977

Net change in unrealized appreciation (depreciation) on:
Investments	(351,071)
Futures	23,677
Swap agreements	809,568
Options written	10,509

492,683

NET GAIN ON INVESTMENTS	695,660

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$873,687

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$178,027	$769,369
Net realized gain (loss) on investment transactions	202,977	(1,485,880)
Net change in unrealized appreciation (depreciation) on investments	492,683	4,910,657

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	873,687	4,194,146

FUND SHARE TRANSACTIONS:
Fund share sold [2,213,100 and 1,139,325 shares, respectively]	23,045,413	11,599,026
Fund share repurchased [2,764,947 and 5,734,928 shares, respectively]	(28,856,623)	(58,005,941)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(5,811,210)	(46,406,915)

TOTAL DECREASE IN NET ASSETS	(4,937,523)	(42,212,769)
NET ASSETS:
Beginning of year	74,307,073	116,519,842

End of year	$69,369,550	$74,307,073

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 93.8% ASSET-BACKED SECURITIES — 15.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	511	$510,383
Ally Auto Receivables Trust 2014-3, Series 3, Class A2	0.810%		09/15/17	440	440,315
Ally Master Owner Trust, Series 2014-4, Class A1	0.731%	(c)	06/17/19	700	697,393
Ally Master Owner Trust, Series 2014-5, Class A1	0.821%	(c)	10/15/19	600	598,089
American Express Credit Account Master Trust, Series 2013-1, Class A	0.751%	(c)	02/16/21	1,800	1,799,624
American Express Credit Account Master Trust, Series 2014-1, Class A	0.705%	(c)	12/15/21	1,000	996,607
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.556%	(c)	10/10/17	74	74,217
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A2B	0.696%	(c)	04/09/18	367	366,676
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	800	794,002
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	800	798,277
BA Credit Card Trust, Series 2014-A3, Class A	0.621%	(c)	01/15/20	700	699,235
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	900	897,131
Chase Issuance Trust, Series 2007-C1, Class C1	0.791%	(c)	04/15/19	1,200	1,194,984
Chase Issuance Trust, Series 2014-A1, Class A	1.150%		01/15/19	1,400	1,398,918
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	147	146,772
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.572%	(c)	12/17/18	600	598,754
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	500	534,130
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.761%	(c)	07/15/21	700	699,161
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	800	802,735
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	139	138,491
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	611	609,419
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	500	496,717
Ford Credit Auto Owner Trust, Series 2013-B, Class A3	0.570%		10/15/17	154	154,012
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	400	403,227
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	600	599,015
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A2	0.681%	(c)	08/15/19	1,000	995,485
Ford Credit Floorplan Master Owner Trust, Series 2015-4, Class A2	0.931%	(c)	08/15/20	400	399,037
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.802%	(c)	04/20/18	805	805,004
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.852%	(c)	10/20/19	1,000	998,190

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $400,000; purchased 05/13/15)(f)(g)	0.831%	(c)	05/15/20	400	$398,442
Hertz Vehicle Financing II LP, Series 2015-2A, Class A, 144A	2.020%		09/25/19	900	887,670
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	84	83,622
Hyundai Auto Lease Securitization Trust, Series 2015-A, Class A2, 144A	1.000%		10/16/17	638	636,918
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.591%	(c)	08/16/21	400	397,088
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	200	200,000
Nissan Master Owner Trust Receivables, Series 2015-A, Class A1	0.731%	(c)	01/15/20	700	700,533
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(c)	12/17/18	300	299,893
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(c)	12/17/18	400	400,000
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	500	498,402
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.752%	(c)	07/22/19	600	593,337

TOTAL ASSET-BACKED SECURITIES (cost $24,809,038)					24,741,905

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.1%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	6.055%	(c)	05/10/45	1,300	1,314,815
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	1,200	1,196,885
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	700	699,724
Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.757%	(c)	06/10/46	549	552,661
Commercial Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	791	795,636
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,100	2,107,271
Commercial Mortgage Trust, Series 2015-R24, Class A3	3.214%		08/10/55	1,200	1,204,821
Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class AM	5.509%		09/15/39	900	916,829
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		04/25/25	888	880,761
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	90	94,223
GS Mortgage Securities Trust, Series 2014-GC22, Class A1	1.290%		06/10/47	157	155,439
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475%		12/15/47	400	395,844
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C13, Class A2	2.665%		01/15/46	1,600	1,616,993
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7	5.909%	(c)	04/15/45	1,400	1,413,334

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM	5.440%		05/15/45	1,000	$1,017,435
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882%	(c)	02/15/51	170	176,309
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	1,285	1,289,926
JPMorgan Chase Commercial Mortgage Series Trust, Series 2013-LC11, Class A3	2.592%		04/15/46	400	395,279
JPMorgan Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,000	1,000,592
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	816	828,996
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	1,000	991,424
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	1,300	1,304,812
Morgan Stanley Capital I Trust, Series 2005-MS1, Class A2	3.261%		05/15/48	700	723,119
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	2,400	2,406,574
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	300	302,172
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	5.603%	(c)	10/15/48	1,100	1,123,836
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	190	192,789
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2	2.684%		11/15/44	190	191,071
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	200	199,289
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	1,200	1,219,878

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $27,080,105)					26,708,737

CORPORATE BONDS — 18.5%
Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	200	235,556

Banks — 9.6%
Bank of America Corp., Sr. Unsec’d. Notes	2.600%		01/15/19	510	511,662
Bank of America Corp., Sr. Unsec’d. Notes	5.625%		07/01/20	650	722,000
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes	1.969%	(c)	06/20/17	675	678,673
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	3.650%		02/04/24	215	223,238
Bank of Nova Scotia (The) (Canada), Covered Bonds, 144A(a)	2.150%		08/03/16	2,540	2,553,724
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	350	374,873
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	355	345,517
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	300	297,972
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18	300	325,775
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	980	1,076,572
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	550	587,059
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	250	269,652

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300%		01/30/19	1,425	$1,427,859
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	125	140,344
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.125%		04/25/18	220	220,294
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		01/26/20	550	605,502
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.875%		09/17/18	200	198,697
PNC Bank NA, Sr. Unsec’d. Notes(a)	2.200%		01/28/19	575	576,877
PNC Bank NA, Sub. Notes	3.800%		07/25/23	250	257,832
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854%	(c)	11/09/22	240	236,936
Royal Bank of Canada (Canada), Covered Bonds	2.100%		10/14/20	1,090	1,071,080
Royal Bank of Canada (Canada), Covered Bonds	2.200%		09/23/19	1,203	1,204,003
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%		12/11/17	25	26,821
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.000%		01/22/21	915	925,027
Wells Fargo & Co., Sub. Notes, MTN	3.450%		02/13/23	95	95,224

					14,953,213

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	185	202,499

Biotechnology — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	170	179,038
Biogen, Inc., Sr. Unsec’d. Notes	2.900%		09/15/20	245	244,356
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%		12/01/21	250	270,030

					693,424

Chemicals — 0.5%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	536	561,067
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	190	189,405

					750,472

Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	1.000%		05/03/18	430	426,506
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.450%		10/05/17	530	529,551
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18	100	99,944

					1,056,001

Diversified Financial Services — 0.6%
American Express Co., Sr. Unsec’d. Notes	1.550%		05/22/18	410	406,799
American Express Credit Corp., Sr. Unsec’d. Notes	2.125%		07/27/18	475	479,028

					885,827

Electric — 0.2%
Duke Energy Corp., Sr. Unsec’d. Notes	2.100%		06/15/18	250	250,342

Foods
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000%		10/20/17	85	85,138

Healthcare-Products — 0.1%
Baxter International, Inc., Sr. Unsec’d. Notes	1.850%		06/15/18	125	124,253

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services — 1.3%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	365	$354,577
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.875%	10/15/20	1,250	1,322,846
WellPoint, Inc., Sr. Unsec’d. Notes	2.300%	07/15/18	425	424,198

				2,101,621

Insurance — 1.4%
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	570	657,572
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	260	280,072
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%	04/15/22	350	384,375
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	65	66,044
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	400	430,771
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	185	202,488
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	160	159,609

				2,180,931

Machinery-Diversified
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	25	26,574

Media — 0.1%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	110	109,931

Oil & Gas — 0.6%
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%	04/01/20	760	751,781
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	240	258,134

				1,009,915

Oil & Gas Services — 0.4%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	665	657,678

Pharmaceuticals — 0.6%
Merck & Co., Inc., Sr. Unsec’d. Notes	1.300%	05/18/18	475	473,886
Mylan Inc., Gtd. Notes	1.800%	06/24/16	60	59,961
Pfizer, Inc., Sr. Unsec’d. Notes	1.500%	06/15/18	400	399,433

				933,280

Pipelines — 0.1%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	25	21,501
Kinder Morgan Energy Partners LP, Gtd. Notes	2.650%	02/01/19	140	129,426
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	50	49,985

				200,912

Telecommunications — 0.5%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	25	25,792
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	02/21/20	735	737,556

				763,348

Transportation — 1.2%
CSX Corp., Sr. Unsec’d. Notes	7.375%	02/01/19	1,000	1,144,624

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Transportation (continued)
United Parcel Service, Inc., Sr. Unsec’d. Notes	5.125%		04/01/19	600	$662,080

					1,806,704

TOTAL CORPORATE BONDS (cost $28,941,075)					29,027,619

SOVEREIGN BONDS — 1.0%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	600	599,932
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	199,806
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	700	702,250

TOTAL SOVEREIGN BONDS (cost $1,501,328)					1,501,988

U.S. GOVERNMENT AGENCY OBLIGATIONS — 22.8%
Federal Home Loan Banks(h)	1.000%		06/21/17	3,000	2,998,341
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	60	60,834
Federal National Mortgage Assoc.(h)	0.875%		05/21/18	1,005	995,580
Federal National Mortgage Assoc.	1.125%		07/20/18	805	801,716
Federal National Mortgage Assoc.	1.500%		11/30/20	3,825	3,757,049
Federal National Mortgage Assoc.(a)	1.625%		01/21/20	1,445	1,439,551
Federal National Mortgage Assoc.(k)	5.375%		06/12/17	740	785,937
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.602%	(s)	05/11/18	500	484,351
Financing Corp., Strips Principal, Series 3-P, Unsec’d. Notes, PO	1.382%	(s)	11/30/17	20	19,529
Financing Corp., Strips Principal, Series 4-P, Unsec’d. Notes, PO	1.390%	(s)	10/06/17	1,640	1,607,139
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	1.722%	(s)	09/26/19	4,400	4,079,478
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.578%		06/30/22	585	591,344
Israel Government USAID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23	5,011	6,004,130
Israel Government USAID Bond, Series 11-Z, Gtd. Notes	4.505%	(s)	05/15/19	90	84,806
Residual Funding Corp., Strips Principal, Sr. Unsec’d. Notes, PO	1.969%	(s)	07/15/20	452	412,869
Residual Funding Corp., Strips Principal, Unsec’d. Notes, PO	1.903%	(s)	10/15/20	25	22,622
Residual Funding Corp., Strips Principal, Unsec’d. Notes, PO	2.559%	(s)	01/15/21	9,965	8,918,306
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	1,545	1,553,417
Ukraine Government, USAID Bond, Gov’t. Gtd. Notes	1.847%		05/29/20	1,110	1,105,431

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $35,686,979)					35,722,430

U.S. TREASURY OBLIGATIONS — 18.6%
U.S. Treasury Bonds	2.500%		02/15/45	650	583,198
U.S. Treasury Bonds	2.750%		11/15/42	2,680	2,555,310
U.S. Treasury Bonds	2.875%		05/15/43	520	507,000
U.S. Treasury Bonds	2.875%		08/15/45	645	626,431
U.S. Treasury Bonds	3.000%		05/15/45	1,955	1,946,066
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	3,717	3,669,823

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	217	$189,382
U.S. Treasury Notes	1.750%		02/28/22	3,250	3,203,788
U.S. Treasury Notes	1.750%		03/31/22	3,295	3,244,287
U.S. Treasury Notes	2.000%		10/31/21	1,740	1,744,825
U.S. Treasury Notes	2.000%		11/30/22	2,140	2,128,296
U.S. Treasury Notes	2.125%		09/30/21	1,885	1,904,881
U.S. Treasury Notes	2.125%		12/31/21	2,125	2,143,760
U.S. Treasury Notes	3.125%		05/15/21	1,995	2,121,714
U.S. Treasury Notes	3.625%		02/15/21	2,295	2,494,647
U.S. Treasury Strips Coupon	2.783%	(s)	02/15/25	35	28,056

TOTAL U.S. TREASURY OBLIGATIONS (cost $29,304,060)					29,091,464

TOTAL LONG-TERM INVESTMENTS (cost $147,322,585)					146,794,143

				Shares
SHORT-TERM INVESTMENTS — 7.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $11,865,427; includes $5,144,814 of cash collateral for securities on loan)(b)(w)(Note 4)				11,865,427	11,865,427

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	24,600	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	24,600	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	24,600	11
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	12,300	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	12,300	10
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	12,300	181
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	4,785	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	4,785	8,489

TOTAL OPTIONS PURCHASED (cost $57,268)					8,691

TOTAL SHORT-TERM INVESTMENTS (cost $11,922,695)					11,874,118

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.4% (cost $159,245,280)					158,668,261

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS WRITTEN*	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	36,900	$—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	36,900	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	36,900	(62)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	9,570	—

TOTAL OPTIONS WRITTEN (premiums received $28,721)			(62)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.4% (cost $159,216,559)			158,668,199
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.4)%			(2,201,183)

NET ASSETS — 100.0%			$156,467,016

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,026,210; cash collateral of $5,144,814 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the original cost of the restricted security is $400,000. The value of $398,442 is approximately 0.3% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
46	90 Day Euro Dollar	Mar. 2016	$11,429,945	$11,415,475	$(14,470)
72	10 Year U.S. Treasury Notes	Mar. 2016	9,082,088	9,065,250	(16,838)

					(31,308)

Short Positions:
46	90 Day Euro Dollar	Sep. 2016	11,392,955	11,377,526	15,429
70	2 Year U.S.Treasury Notes	Mar. 2016	15,235,166	15,206,406	28,760
29	5 Year U.S.Treasury Notes	Mar. 2016	3,451,449	3,431,289	20,160
39	U.S. Long Bonds	Mar. 2016	6,051,138	5,996,250	54,888
52	U.S. Ultra Bonds	Mar. 2016	8,236,286	8,251,750	(15,464)

					103,773

					$72,465

(1)	A U.S. Government Agency Obligation with a market value of $658,488 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
75	02/21/17	1.179%	3 Month LIBOR(2)	$(546)	$—	$(546)	JPMorgan Chase
50	10/03/17	0.778%	3 Month LIBOR(2)	218	—	218	Citigroup Global Markets
3,120	02/08/18	0.956%	3 Month LIBOR(2)	4,486	—	4,486	Citigroup Global Markets
100	05/17/18	0.989%	3 Month LIBOR(2)	530	—	530	Credit Suisse First Boston Corp.
2,050	01/17/19	1.620%	3 Month LIBOR(1)	27,830	—	27,830	Citigroup Global Markets
1,300	03/15/20	1.544%	3 Month LIBOR(1)	2,597	—	2,597	Citigroup Global Markets
1,250	04/08/20	1.365%	3 Month LIBOR(1)	(10,023)	—	(10,023)	Bank of Nova Scotia
3,255	04/17/20	1.330%	3 Month LIBOR(1)	(32,425)	—	(32,425)	Bank of Nova Scotia
3,700	04/25/20	1.322%	3 Month LIBOR(1)	(39,718)	—	(39,718)	Bank of Nova Scotia
4,100	05/09/20	1.398%	3 Month LIBOR(1)	(33,381)	—	(33,381)	Bank of Nova Scotia
4,300	05/23/20	1.521%	3 Month LIBOR(1)	(14,715)	—	(14,715)	Bank of Nova Scotia
1,300	05/24/20	1.474%	3 Month LIBOR(1)	(7,189)	—	(7,189)	Bank of Nova Scotia
3,600	06/06/20	1.760%	3 Month LIBOR(1)	22,491	—	22,491	JPMorgan Chase
3,200	06/10/20	1.714%	3 Month LIBOR(1)	12,700	—	12,700	Bank of Nova Scotia
9,000	12/31/20	0.000%	3 Month LIBOR(1)	482,622	—	482,622	Citigroup Global Markets
5,900	12/31/20	2.744%	3 Month LIBOR(1)	1,186,712	—	1,186,712	Bank of America
4,900	12/31/20	0.000%	3 Month LIBOR(1)	402,148	—	402,148	Citigroup Global Markets
2,640	12/31/20	2.037%	3 Month LIBOR(1)	239,333	—	239,333	Citigroup Global Markets
2,400	12/31/20	0.000%	3 Month LIBOR(1)	110,079	—	110,079	Citigroup Global Markets
1,850	08/11/21	2.570%	3 Month LIBOR(1)	95,460	—	95,460	Hong Kong & Shanghai Bank
3,120	01/13/22	1.846%	3 Month LIBOR(2)	(25,926)	—	(25,926)	Citigroup Global Markets
2,100	04/18/23	1.890%	3 Month LIBOR(1)	(4,615)	—	(4,615)	JPMorgan Chase
900	05/28/23	2.158%	3 Month LIBOR(1)	12,992	—	12,992	Bank of Nova Scotia

				$2,431,660	$—	$2,431,660

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
2,540	06/28/16	0.847%	3 Month LIBOR(2)	$(24,634)	$(1,836)	$22,798
1,556	06/10/18	1.205%	3 Month LIBOR(2)	—	2,724	2,724
3,167	08/02/18	1.614%	3 Month LIBOR(2)	(64,081)	(25,445)	38,636
200	08/16/18	1.641%	3 Month LIBOR(2)	(3,856)	(1,749)	2,107
1,700	09/16/18	1.861%	3 Month LIBOR(2)	158	(23,489)	(23,647)
5,350	09/19/18	1.781%	3 Month LIBOR(2)	(110,648)	(64,401)	46,247
9,150	09/23/18	1.613%	3 Month LIBOR(2)	191	(63,761)	(63,952)
8,850	10/25/18	1.434%	3 Month LIBOR(2)	190	(16,265)	(16,455)
19,550	06/03/19	1.614%	3 Month LIBOR(2)	145	(84,312)	(84,457)
8,600	10/16/19	1.834%	3 Month LIBOR(2)	189	(88,936)	(89,125)
10,000	06/17/20	1.843%	3 Month LIBOR(1)	195	79,080	78,885
4,900	06/17/20	1.836%	3 Month LIBOR(1)	—	37,314	37,314
2,500	06/20/20	1.818%	3 Month LIBOR(1)	—	16,725	16,725
4,850	07/10/20	2.401%	3 Month LIBOR(1)	—	155,616	155,616
2,400	07/29/20	2.205%	3 Month LIBOR(1)	—	56,383	56,383
8,150	08/06/20	2.341%	3 Month LIBOR(1)	—	240,664	240,664
4,150	08/20/20	2.368%	3 Month LIBOR(1)	175	127,812	127,637
7,550	08/21/20	2.440%	3 Month LIBOR(1)	163	256,952	256,789
10,300	08/22/20	2.410%	3 Month LIBOR(1)	212	336,648	336,436
37,000	09/03/20	1.599%	3 Month LIBOR(1)	300	(130,174)	(130,474)
2,800	09/15/20	1.583%	3 Month LIBOR(2)	—	14,621	14,621
2,250	12/10/20	2.275%	3 Month LIBOR(1)	163	58,740	58,577
7,870	01/08/21	1.683%	3 Month LIBOR(1)	192	(19,793)	(19,985)
5,190	04/08/22	1.780%	3 Month LIBOR(1)	181	(36,167)	(36,348)
14,135	05/31/22	2.200%	3 Month LIBOR(2)	(13,996)	(280,377)	(266,381)
2,255	05/31/22	2.217%	3 Month LIBOR(2)	162	(47,057)	(47,219)
1,775	08/31/22	1.745%	3 Month LIBOR(2)	159	17,727	17,568

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
550	05/29/23	2.150%	3 Month LIBOR(1)	$—	$5,441	$5,441
4,500	06/02/24	2.533%	3 Month LIBOR(2)	186	(153,896)	(154,082)
1,990	04/08/25	2.020%	3 Month LIBOR(2)	166	24,928	24,762
840	11/12/25	2.263%	3 Month LIBOR(2)	156	(6,910)	(7,066)
8,300	01/08/26	2.210%	3 Month LIBOR(2)	217	(16,433)	(16,650)
4,815	02/15/36	2.502%	3 Month LIBOR(1)	2,542	(44,864)	(47,406)
1,760	01/08/46	2.659%	3 Month LIBOR(1)	182	14,048	13,866

				$(210,991)	$339,558	$550,549

U.S. Government Agency Obligations with a combined market value of $962,495 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$24,741,905	$—
Commercial Mortgage-Backed Securities	—	26,708,737	—
Corporate Bonds	—	29,027,619	—
Sovereign Bonds	—	1,501,988	—
U.S. Government Agency Obligations	—	35,722,430	—
U.S. Treasury Obligations	—	29,091,464	—
Affiliated Money Market Mutual Fund	11,865,427	—	—
Options Purchased	—	8,691	—
Options Written	—	(62)	—
Other Financial Instruments*
Futures Contracts	72,465 —	—
OTC interest rate swaps	—	2,431,660	—
Centrally cleared interest rate swaps	—	550,549	—

Total	$11,937,892	$149,784,981	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Government Agency Obligations	22.8%
U.S. Treasury Obligations	18.6
Commercial Mortgage-Backed Securities	17.1
Non-Residential Mortgage-Backed Securities	15.8
Banks	9.6
Affiliated Money Market Mutual Fund (3.3% represents investments purchased with collateral from securities on loan)	7.6

Insurance	1.4%
Healthcare-Services	1.3
Transportation	1.2
Sovereign Bonds	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Computers	0.7%
Oil & Gas	0.6
Pharmaceuticals	0.6
Diversified Financial Services	0.6
Telecommunications	0.5
Chemicals	0.5
Biotechnology	0.4
Oil & Gas Services	0.4
Electric	0.2
Auto Manufacturers	0.1

Beverages	0.1%
Pipelines	0.1
Healthcare-Products	0.1
Media	0.1

101.4
Liabilities in excess of other assets	(1.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$119,237	*	Due from/to broker — variation margin futures	$46,772	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,553,796	*	Due from/to broker — variation margin swaps	1,003,247	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,600,198		Unrealized depreciation on OTC swap agreements	168,538
Interest rate contracts	Unaffiliated investments	8,691		Options written outstanding, at value	62

Total		$4,281,922			$1,218,619

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(309,982)	$159,161	$278,366	$1,634,281	$1,761,826

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(43,044)	$22,708	$134,702	$(193,384)	$(79,018)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(2)
$57,532	$57,928	$14,377,787	$36,488,753	$312,634

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$1,186,712	$—	$(1,167,468)	$19,244
Bank of Nova Scotia	25,692	(25,692)	—	—
Barclays Capital Group	202	(62)	—	140
Citigroup Global Markets	1,277,802	(25,926)	(1,245,000)	6,876
Credit Suisse First Boston Corp.	530	—	—	530
Hong Kong & Shanghai Bank	95,460	—	—	95,460
JPMorgan Chase	22,491	(5,161)	—	17,330

	$2,608,889

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(137,451)	25,692	—	(111,759)
Barclays Capital Group	(62)	62	—	—
Citigroup Global Markets	(25,926)	25,926	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	(5,161)	5,161	—	—

	$(168,600)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $5,026,210:
Unaffiliated investments (cost $147,379,853)	$146,802,834
Affiliated investments (cost $11,865,427)	11,865,427
Cash	2,014
Unrealized appreciation on OTC swap agreements	2,600,198
Dividends and interest receivable	638,064
Due from broker—variation margin swaps	43,678
Receivable for fund share sold	20,215
Receivable for investments sold	2,034
Prepaid expenses	1,104

Total Assets	161,975,568

LIABILITIES:
Payable to broker for collateral for securities on loan	5,144,814
Unrealized depreciation on OTC swap agreements	168,538
Accrued expenses and other liabilities	68,843
Advisory fees payable	62,003
Due to broker—variation margin futures	59,381
Distribution fee payable	4,316
Affiliated transfer agent fee payable	340
Payable for fund share repurchased	255
Options written outstanding, at value (premiums received $28,721)	62

Total Liabilities	5,508,552

NET ASSETS	$156,467,016

Net assets were comprised of:
Paid-in capital	$139,711,509
Retained earnings	16,755,507

Net assets, December 31, 2015	$156,467,016

Net asset value and redemption price per share, $156,467,016 / 23,525,009 outstanding shares of beneficial interest	$6.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$1,978,965
Affiliated income from securities lending, net	12,606
Affiliated dividend income	11,229

2,002,800

EXPENSES
Advisory fees	795,481
Distribution fee	259,959
Custodian and accounting fees	71,000
Audit fee	50,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	6,000
Insurance expenses	2,000
Loan interest expense	227
Miscellaneous	9,976

Total expenses	1,224,643

NET INVESTMENT INCOME	778,157

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	612,345
Futures transactions	278,366
Swap agreement transactions	1,634,281
Options written transactions	159,161

2,684,153

Net change in unrealized appreciation (depreciation) on:
Investments	(638,530)
Futures	134,702
Swap agreements	(193,384)
Options written	22,708

(674,504)

NET GAIN ON INVESTMENTS	2,009,649

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,787,806

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$778,157	$2,004,855
Net realized gain on investment transactions	2,684,153	616,191
Net change in unrealized appreciation (depreciation) on investments	(674,504)	9,420,122

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,787,806	12,041,168

FUND SHARE TRANSACTIONS:
Fund share sold [12,507,636 and 11,374,695 shares, respectively]	83,401,102	73,557,860
Fund share repurchased [13,973,735 and 25,007,463 shares, respectively]	(93,402,330)	(160,394,689)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(10,001,228)	(86,836,829)

TOTAL DECREASE IN NET ASSETS	(7,213,422)	(74,795,661)
NET ASSETS:
Beginning of year	163,680,438	238,476,099

End of year	$156,467,016	$163,680,438

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 93.8% ASSET-BACKED SECURITIES — 14.0%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-2, Class A2	0.680%		07/17/17	382	$382,030
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	715	714,536
Ally Master Owner Trust, Series 2014-4, Class A1	0.731%	(c)	06/17/19	800	797,021
Ally Master Owner Trust, Series 2014-5, Class A1	0.821%	(c)	10/15/19	800	797,452
American Express Credit Account Master Trust, Series 2013-1, Class A	0.751%	(c)	02/16/21	1,000	999,791
American Express Credit Account Master Trust, Series 2014-1, Class A	0.705%	(c)	12/15/21	800	797,285
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	800	798,377
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.556%	(c)	10/10/17	119	118,747
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2B	0.676%	(c)	04/09/18	259	258,478
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A2B	0.696%	(c)	04/09/18	472	471,441
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	700	694,752
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	900	898,062
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	1,000	987,514
BA Credit Card Trust, Series 2014-A3, Class A	0.621%	(c)	01/15/20	500	499,454
BA Credit Card Trust, Series 2015-A1, Class A	0.661%	(c)	06/15/20	1,100	1,097,847
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	852	852,291
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	1,400	1,395,537
Chase Issuance Trust, Series 2007-C1, Class C1	0.791%	(c)	04/15/19	1,600	1,593,313
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	257	256,851
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A2, 144A	0.690%		09/15/17	143	143,425
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.572%	(c)	12/17/18	1,100	1,097,715
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	1,040	1,110,990
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.761%	(c)	07/15/21	1,100	1,098,681
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	900	903,077
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	305	304,680
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	1,500	1,490,151
Fifth Third Auto Trust, Series 2014-3, Class A2A	0.570%		05/15/17	479	478,500
Ford Credit Auto Owner Trust, Series 2012-C, Class B	1.270%		12/15/17	361	361,389
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	510	508,619
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	300	302,420

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	700	$698,851
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.711%	(c)	01/15/18	1,200	1,200,000
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.802%	(c)	04/20/18	1,300	1,300,006
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.852%	(c)	10/20/19	1,600	1,597,104
GE Equipment Small Ticket LLC, Series 2013-1A, Class A3, 144A	1.020%		02/24/17	301	301,352
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $600,000; purchased 05/13/15)(f)(g)	0.831%	(c)	05/15/20	600	597,663
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	700	691,227
Hyundai Auto Lease Securitization Trust, Series 2015-A, Class A2, 144A	1.000%		10/16/17	1,002	1,000,872
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.591%	(c)	08/16/21	600	595,633
Nissan Auto Lease Trust, Series 2014-B, Class A2B	0.581%	(c)	04/17/17	807	806,428
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	1,825	1,825,000
Nissan Master Owner Trust Receivables, Series 2015-A, Class A1	0.731%	(c)	01/15/20	1,100	1,100,837
Porsche Innovative Lease Owner Trust, Series 2014-1, Class A2, 144A	0.650%		01/20/17	209	208,926
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(c)	12/17/18	500	499,821
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(c)	12/17/18	700	700,000
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	800	797,444
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.752%	(c)	07/22/19	800	791,116
World Omni Auto Receivables Trust, Series 2014-B, Class A2B	0.561%	(c)	01/16/18	620	619,211
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A2B	0.541%	(c)	03/15/17	629	627,634

TOTAL ASSET-BACKED SECURITIES (cost $38,236,486)					38,169,551

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.1%
Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM	5.675%		07/10/46	1,700	1,735,457
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class AM	5.620%	(c)	04/12/38	850	854,014
CD Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	207	208,653
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.790%		03/10/47	683	694,167
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A2	2.904%		05/10/47	900	915,251
Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.757%	(c)	06/10/46	658	663,194

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2006-C8, Class A1A	5.292%		12/10/46	947	$968,156
Commercial Mortgage Trust, Series 2012-CR1, Class A2	2.350%		05/15/45	1,186	1,193,453
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	1,000	1,014,900
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	1,480	1,508,861
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	1,400	1,390,159
Commercial Mortgage Trust, Series 2015-R24, Class A3	3.214%		08/10/55	1,900	1,907,633
Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class AM	5.509%		09/15/39	1,590	1,619,730
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	1,233	1,260,647
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		04/25/25	1,480	1,467,934
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%		12/10/49	1,784	1,847,553
GS Mortgage Securities Corp. II, Series 2013-GC10, Class A2	1.840%		02/10/46	1,000	1,000,123
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	982	979,815
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	800	814,206
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	2,200	2,216,425
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	1,140	1,169,421
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	300	302,958
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475%		12/15/47	1,820	1,801,088
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2	3.149%		08/15/46	401	404,001
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	2,088	2,096,129
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A1	0.730%		12/15/47	143	142,076
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4	5.661%	(c)	03/15/39	22	22,488
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	73	73,386
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	1,000	1,044,362
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.666%	(c)	05/12/39	191	191,686
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%		12/12/49	1,320	1,354,685
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1	0.738%		02/15/46	294	293,186
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	1,500	1,487,136
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	2,200	2,208,143
Morgan Stanley Capital I Trust, Series 2011-C3, Class A2	3.224%		07/15/49	303	306,043

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	1,700	$1,704,657
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2	1.852%		08/10/49	180	180,016
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	2,000	2,014,481
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.767%	(c)	05/15/43	500	502,602
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM	5.339%		11/15/48	1,200	1,224,769
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	1,000	996,446

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $44,594,486)					43,780,090

CORPORATE BONDS — 16.2%
Banks — 6.1%
Bank of America Corp., Sr. Unsec’d. Notes(a)	5.875%		01/05/21	715	809,196
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	520	515,933
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	145	145,939
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21	400	433,263
Citigroup, Inc., Sr. Unsec’d. Notes	3.750%		06/16/24	775	788,914
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	1,000	993,239
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	400	442,248
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	505	515,332
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	340	373,505
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19	790	783,602
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.625%		05/13/24	600	608,891
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	400	425,693
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	330	352,235
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	3.875%		04/29/24	650	662,596
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		01/26/20	825	908,252
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.875%		09/17/18	240	238,436
PNC Bank NA, Sr. Unsec’d. Notes	2.250%		07/02/19	575	577,554
PNC Bank NA, Sr. Unsec’d. Notes	3.300%		10/30/24	375	375,414
Royal Bank of Canada (Canada), Covered Bonds	2.100%		10/14/20	1,830	1,798,235
Royal Bank of Canada (Canada), Covered Bonds	2.200%		09/23/19	2,681	2,683,236
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	1.500%		03/13/17	1,500	1,502,415
U.S. Bancorp., Sr. Unsec’d. Notes, MTN	2.200%		04/25/19	550	554,029
Wells Fargo & Co., Sub. Notes, MTN	3.450%		02/13/23	150	150,353

					16,638,510

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	350	383,105
Dr. Pepper Snapple Group, Inc., Gtd. Notes	2.900%		01/15/16	170	170,063

					553,168

Biotechnology — 1.0%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/22/24	1,000	999,627
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	600	631,898

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Biotechnology (continued)
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,100	$1,126,751

				2,758,276

Chemicals — 0.4%
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	1,150	1,146,396

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $308,080; purchased 12/17/10)(f)(g)	6.375%	10/15/17	275	295,313

Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	3.450%	05/06/24	750	776,958
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.450%	10/05/17	900	899,237
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.850%	10/05/18	170	169,905

				1,846,100

Diversified Financial Services — 0.9%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN(h)	2.250%	08/15/19	1,030	1,030,180
GE Capital International Funding Co., Gtd. Notes, 144A(a)	0.964%	04/15/16	628	628,283
GE Capital International Funding Co., Gtd. Notes, 144A	2.342%	11/15/20	274	271,715
General Electric Capital Corp., Gtd. Notes, MTN	4.625%	01/07/21	90	98,854
General Electric Capital Corp., Gtd. Notes, MTN	4.650%	10/17/21	35	38,751
General Electric Capital Corp., Gtd. Notes, MTN	5.300%	02/11/21	215	242,438
General Electric Capital Corp., Series G, Gtd. Notes, MTN	6.000%	08/07/19	95	107,620

				2,417,841

Electric — 0.3%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	400	424,563
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.000%	03/01/19	300	328,552

				753,115

Food — 0.2%
Kraft Foods Group, Inc., Gtd. Notes	5.375%	02/10/20	379	414,983

Healthcare-Services — 1.0%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	400	418,585
Anthem, Inc., Sr. Unsec’d. Notes	2.250%	08/15/19	195	193,771
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A(a)	2.875%	09/29/21	1,615	1,636,355
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	400	437,738

				2,686,449

Insurance — 0.8%
American International Group, Inc., Sr. Unsec’d. Notes	4.125%	02/15/24	850	872,874
Lincoln National Corp., Sr. Unsec’d. Notes	4.200%	03/15/22	375	392,072

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	750	$820,898

				2,085,844

Machinery-Diversified — 0.5%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	195	198,445
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	400	423,689
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	570	605,879

				1,228,013

Mining — 0.2%
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%	09/20/21	240	233,288
Teck Resources Ltd. (Canada), Gtd. Notes(a)	3.850%	08/15/17	380	319,200

				552,488

Oil & Gas — 0.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	190	190,910
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	725	636,095

				827,005

Pharmaceuticals — 0.2%
Bayer U.S. Finance LLC (Germany), Gtd. Notes, 144A	3.000%	10/08/21	600	605,065

Pipelines — 0.7%
Enterprise Products Operating LLC, Gtd. Notes	2.550%	10/15/19	220	210,917
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%	02/15/25	725	663,163
Enterprise Products Operating LLC, Gtd. Notes	5.200%	09/01/20	285	298,910
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	475	474,860
Williams Partners LP, Sr. Unsec’d. Notes	3.600%	03/15/22	375	294,907

				1,942,757

Retail — 1.0%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%	08/12/19	1,005	1,003,677
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	500	494,832
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	3.300%	04/22/24	625	644,952
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	4.250%	04/15/21	585	644,073

				2,787,534

Software — 0.4%
Oracle Corp., Sr. Unsec’d. Notes	2.800%	07/08/21	550	557,098
Oracle Corp., Sr. Unsec’d. Notes	3.400%	07/08/24	600	609,272

				1,166,370

Telecommunications — 0.8%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	585	603,528
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	595	607,494

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%		09/15/23	1,000	$1,099,326

					2,310,348

Transportation — 0.4%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%		09/15/21	485	495,695
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%		06/15/19	475	527,962

					1,023,657

TOTAL CORPORATE BONDS (cost $43,863,579)					44,039,232

NON-CORPORATE FOREIGN AGENCY — 0.3%
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A (cost $889,752)	1.125%		05/23/18	892	885,099

SOVEREIGN BONDS — 1.5%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	700	699,920
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	199,806
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	1.125%		05/02/17	500	500,710
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	610	611,961
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	2,140	2,078,775

TOTAL SOVEREIGN BONDS (cost $4,022,431)					4,091,172

U.S. GOVERNMENT AGENCY OBLIGATIONS — 21.0%
Federal Home Loan Banks(k)	0.500%		09/28/16	1,060	1,058,140
Federal Home Loan Banks	0.625%		11/23/16	195	194,618
Federal Home Loan Mortgage Corp.(h)	2.375%		01/13/22	5,580	5,657,517
Federal National Mortgage Assoc.	1.500%		11/30/20	2,910	2,858,303
Federal National Mortgage Assoc.(h)	2.625%		09/06/24	10,560	10,671,503
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.629%	(s)	05/11/18	7,300	7,071,525
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	2.224%	(s)	09/26/19	660	611,922
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.503%		10/30/20	3,270	3,351,832
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.578%		06/30/22	980	990,628
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes(a)	3.000%		06/30/25	620	637,467
Israel Government USAID Bond, Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	765	656,650
Israel Government USAID Bond, Gov’t. Gtd. Notes	3.091%	(s)	08/15/24	4,955	3,841,567
Israel Government USAID Bond, Gov’t. Gtd. Notes	5.500%		04/26/24	4,690	5,671,748
Residual Funding Corp., Strips Principal, Unsec’d. Notes	2.559%	(s)	01/15/21	7,885	7,056,783

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%	09/15/24	5,050	$5,077,512
Ukraine Government, USAID Bond, Gov’t. Gtd. Notes	1.847%	05/29/20	1,855	1,847,365

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $56,927,732)				57,255,080

U.S. TREASURY OBLIGATIONS — 24.7%
U.S. Treasury Bonds	2.500%	02/15/45	1,105	991,436
U.S. Treasury Bonds	2.750%	11/15/42	3,795	3,618,445
U.S. Treasury Bonds(h)	2.875%	05/15/43	1,010	984,750
U.S. Treasury Bonds	2.875%	08/15/45	1,110	1,078,044
U.S. Treasury Bonds	3.000%	05/15/45	3,275	3,260,033
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/20	6,470	6,387,096
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/45	369	321,509
U.S. Treasury Notes(a)	1.250%	12/15/18	475	473,998
U.S. Treasury Notes	1.750%	02/28/22	8,015	7,901,035
U.S. Treasury Notes	1.750%	03/31/22	13,535	13,326,683
U.S. Treasury Notes	2.000%	10/31/21	2,235	2,241,198
U.S. Treasury Notes	2.000%	11/30/22	6,655	6,618,604
U.S. Treasury Notes	2.125%	09/30/21	4,535	4,582,831
U.S. Treasury Notes	2.125%	12/31/21	5,375	5,422,450
U.S. Treasury Notes(a)	2.250%	11/15/25	915	912,962
U.S. Treasury Notes	2.375%	08/15/24	1,425	1,439,863
U.S. Treasury Notes	3.125%	05/15/21	2,820	2,999,115
U.S. Treasury Notes	3.625%	02/15/21	4,275	4,646,891

TOTAL U.S. TREASURY OBLIGATIONS (cost $67,703,133)				67,206,943

TOTAL LONG-TERM INVESTMENTS (cost $256,237,599)				255,427,167

			Shares
SHORT-TERM INVESTMENTS — 7.9%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $21,407,349; includes $8,032,018 of cash collateral for securities on loan)(b)(w)(Note 4)			21,407,349	21,407,349

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED*	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	42,200	$—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	42,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	42,200	20
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	21,100	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	21,100	17
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	21,100	311
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	8,030	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	8,030	14,246

TOTAL OPTIONS PURCHASED (cost $97,346)			14,594

TOTAL SHORT-TERM INVESTMENTS (cost $21,504,695)			21,421,943

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.7% (cost $277,742,294)			276,849,110

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	63,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	63,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	63,300	(107)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	16,060	—

TOTAL OPTIONS WRITTEN (premiums received $48,911)			(107)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.7% (cost $277,693,383)			276,849,003
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.7)%			(4,611,379)

NET ASSETS — 100.0%			$272,237,624

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,858,893; cash collateral of $8,032,018 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(f)	Indicates a restricted security; the original cost of the restricted security is $908,080. The value of $892,976 is approximately 0.3% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Position:
77	90 Day Euro Dollar Futures	Mar. 2016	$19,132,734	$19,108,512	$(24,222)

Short Positions:
77	90 Day Euro Dollar	Sep. 2016	19,070,816	19,044,988	25,828
29	2 Year U.S. Treasury Notes	Mar. 2016	6,315,209	6,299,797	15,412
51	5 Year U.S. Treasury Notes	Mar. 2016	6,068,666	6,034,336	34,330
68	10 Year U.S. Treasury Notes	Mar. 2016	8,576,626	8,561,625	15,001
95	U.S. Long Bonds	Mar. 2016	14,702,703	14,606,250	96,453
58	U.S. Ultra Bonds	Mar. 2016	9,199,158	9,203,875	(4,717)

					182,307

					$158,085

(1)	A U.S. Government Agency obligation with a market value of $1,058,140 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
32,400	09/12/16	1.154%	3 Month LIBOR(2)	$(201,247)	$—	$(201,247)	Barclays Capital Group
9,100	09/25/17	0.820%	3 Month LIBOR(2)	23,164	—	23,164	Bank of Nova Scotia
4,400	10/26/17	0.861%	3 Month LIBOR(1)	(14,791)	—	(14,791)	Credit Suisse First Boston Corp.
892	05/17/18	0.989%	3 Month LIBOR(2)	4,730	—	4,730	Credit Suisse First Boston Corp.
2,500	10/11/18	1.770%	3 Month LIBOR(1)	37,533	—	37,533	JPMorgan Chase
4,750	08/08/19	1.271%	3 Month LIBOR(2)	15,888	—	15,888	Credit Suisse First Boston Corp.
2,600	10/29/19	1.376%	3 Month LIBOR(2)	10,828	—	10,828	Barclays Capital Group
14,100	08/18/21	2.355%	3 Month LIBOR(1)	546,779	—	546,779	Citigroup Global Markets
13,900	08/24/21	2.253%	3 Month LIBOR(1)	451,999	—	451,999	Bank of America
28,785	09/27/21	1.933%	3 Month LIBOR(1)	339,042	—	339,042	Citigroup Global Markets
8,805	10/06/21	1.965%	3 Month LIBOR(1)	109,556	—	109,556	JPMorgan Chase
950	12/31/21	2.865%	3 Month LIBOR(1)	211,241	—	211,241	Bank of America
3,300	10/25/22	1.801%	3 Month LIBOR(1)	(16,709)	—	(16,709)	Credit Suisse First Boston Corp.
50,345	06/05/23	2.303%	3 Month LIBOR(1)	1,217,461	—	1,217,461	Citigroup Global Markets
670	10/06/26	2.312%	3 Month LIBOR(1)	8,577	—	8,577	JPMorgan Chase
5,970	03/30/27	2.674%	3 Month LIBOR(2)	(295,014)	—	(295,014)	Bank of Nova Scotia

				$2,449,037	$—	$2,449,037

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
4,000	08/16/18	1.650%	3 Month LIBOR(1)	$168	$34,193	$34,025
9,600	09/06/18	1.704%	3 Month LIBOR(2)	—	(93,699)	(93,699)
5,450	06/03/19	1.614%	3 Month LIBOR(2)	174	(23,504)	(23,678)
50,000	03/12/20	1.773%	3 Month LIBOR(2)	375	(315,796)	(316,171)
500	08/20/20	2.368%	3 Month LIBOR(1)	153	15,399	15,246

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
855	10/01/20	2.523%	3 Month LIBOR(2)	$—	$(32,166)	$(32,166)
6,500	10/22/20	2.113%	3 Month LIBOR(2)	189	(121,386)	(121,575)
13,485	01/08/21	1.683%	3 Month LIBOR(1)	223	(33,914)	(34,137)
45,000	05/09/21	2.230%	3 Month LIBOR(1)	420	1,038,516	1,038,096
555	09/06/21	2.223%	3 Month LIBOR(1)	—	12,050	12,050
20,160	10/06/21	2.308%	3 Month LIBOR(1)	12,314	524,773	512,459
12,000	10/13/21	2.340%	3 Month LIBOR(1)	—	333,504	333,504
4,120	10/14/21	2.405%	3 Month LIBOR(1)	—	129,377	129,377
35,000	03/12/22	2.020%	3 Month LIBOR(1)	360	277,590	277,230
7,800	04/08/22	1.780%	3 Month LIBOR(1)	197	(54,354)	(54,551)
25,080	05/31/22	2.200%	3 Month LIBOR(2)	(20,824)	(497,478)	(476,654)
3,745	05/31/22	2.217%	3 Month LIBOR(2)	170	(78,150)	(78,320)
3,010	08/31/22	1.745%	3 Month LIBOR(2)	166	30,060	29,894
40,000	09/03/22	1.919%	3 Month LIBOR(1)	366	29,875	29,509
4,650	09/06/24	2.735%	3 Month LIBOR(2)	187	(231,494)	(231,681)
29,565	10/06/24	2.649%	3 Month LIBOR(2)	(20,442)	(1,256,469)	(1,236,027)
9,330	04/08/25	2.020%	3 Month LIBOR(2)	225	116,875	116,650
1,450	11/12/25	2.263%	3 Month LIBOR(2)	160	(11,928)	(12,088)
14,220	01/08/26	2.210%	3 Month LIBOR(2)	265	(28,154)	(28,419)
8,565	02/15/36	2.502%	3 Month LIBOR(1)	3,936	(79,806)	(83,742)
3,020	01/08/46	2.659%	3 Month LIBOR(1)	204	24,105	23,901

				$(21,014)	$(291,981)	$(270,967)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at December 31, 2015(3)	Unrealized Appreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.24	06/20/20	1.000%	6,300	$(122,909)	$(39,626)	$83,283

A U.S. Government Agency obligation and U.S. Treasury security with a combined market value of $1,301,725 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$38,169,551	$—
Commercial Mortgage-Backed Securities	—	43,780,090	—
Corporate Bonds	—	44,039,232	—
Non-Corporate Foreign Agencies	—	885,099	—
Sovereign Bonds	—	4,091,172	—
U.S. Government Agency Obligations	—	57,255,080	—
U.S. Treasury Obligations	—	67,206,943	—
Affiliated Money Market Mutual Fund	21,407,349	—	—
Options Purchased	—	14,594	—
Options Written	—	(107)	—
Other Financial Instruments*
Futures Contracts	158,085	—	—
OTC interest rate swaps	—	2,449,037	—
Centrally cleared interest rate swaps	—	(270,967)	—
Centrally cleared credit default swaps	—	83,283	—

Total	$21,565,434	$257,703,007	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	24.7%
U.S. Government Agency Obligations	21.0
Commercial Mortgage-Backed Securities	16.1
Non-Residential Mortgage-Backed Securities	14.0
Affiliated Money Market Mutual Fund (3.0% represents investments purchased with collateral from securities on loan)	7.9
Banks	6.1
Sovereign Bonds	1.5
Retail	1.0
Biotechnology	1.0
Healthcare-Services	1.0
Diversified Financial Services	0.9
Telecommunications	0.8
Insurance	0.8
Pipelines	0.7
Computers	0.7
Machinery-Diversified	0.5
Software	0.4
Chemicals	0.4
Transportation	0.4
Non-Corporate Foreign Agencies	0.3
Oil & Gas	0.3
Electric	0.3
Pharmaceuticals	0.2
Beverages	0.2
Mining	0.2

Food	0.2%
Commercial Services	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$83,283	*	—	$—
Interest rate contracts	Due from/to broker — variation margin futures	187,024	*	Due from/to broker — variation margin futures	28,939	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,551,941	*	Due from/to broker — variation margin swaps	2,822,908	*
Interest rate contracts	Unrealized appreciation on OTC swaps	2,976,798		Unrealized depreciation on OTC swaps	527,761
Interest rate contracts	Unaffiliated investments	14,594		Options written outstanding, at value	107

Total		$5,813,640			$3,379,715

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(53,054)	$(53,054)
Interest rate contracts	(512,785)	265,435	585,664	2,089,564	2,427,878

Total	$(512,785)	$265,435	$585,664	$2,036,510	$2,374,824

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$92,583	$92,583
Interest rate contracts	(74,397)	39,816	687,149	126,171	778,739

Total	$(74,397)	$39,816	$687,149	$218,754	$871,322

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swaps(2)	Credit Default Swap as Buyer(2)
$96,397	$97,384	$31,221,852	$36,808,805	$537,118	$4,440

(1)	Cost.

(2)	Notional amount in USD (000).

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$663,240	$—	$(952,126)	$—
Bank of Nova Scotia	23,164	(23,164)	—	—
Barclays Capital Group	11,176	(11,176)	—	—
Citigroup Global Markets	2,117,528	—	(1,806,000)	311,528
Credit Suisse First Boston Corp.	20,618	(20,618)	—	—
JPMorgan Chase.	155,666	—	(268,757)	—

	$2,991,392

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(295,014)	23,164	257,212	(14,638)
Barclays Capital Group	(201,354)	11,176	206,846	—
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(31,500)	20,618	—	(10,882)
JPMorgan Chase.	—	—	—	—

	$(527,868)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $7,858,893:
Unaffiliated investments (cost $256,334,945)	$255,441,761
Affiliated investments (cost $21,407,349)	21,407,349
Cash	1,361
Unrealized appreciation on OTC swap agreements	2,976,798
Dividends and interest receivable	1,186,913
Due from broker—variation margin swaps	73,787
Receivable for fund share sold	37,202
Receivable for investments sold	3,436
Prepaid expenses	1,694

Total Assets	281,130,301

LIABILITIES:
Payable to broker for collateral for securities on loan	8,032,018
Unrealized depreciation on OTC swap agreements	527,761
Due to broker—variation margin futures	138,340
Advisory fees payable	108,239
Accrued expenses and other liabilities	67,716
Payable for fund share repurchased	10,476
Distribution fee payable	7,440
Affiliated transfer agent fee payable	340
Payable for investments purchased	240
Options written outstanding, at value (premiums received $48,911)	107

Total Liabilities	8,892,677

NET ASSETS	$272,237,624

Net assets were comprised of:
Paid-in capital	$169,839,816
Retained earnings	102,397,808

Net assets, December 31, 2015	$272,237,624

Net asset value and redemption price per share, $272,237,624 / 19,078,289 outstanding shares of beneficial interest	$14.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income.	$4,239,227
Affiliated dividend income	20,789
Affiliated income from securities lending, net	19,893

4,279,909

EXPENSES
Advisory fees	1,326,818
Distribution fee	438,377
Custodian and accounting fees.	67,000
Audit fee	50,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	2,000
Loan interest expense	908
Miscellaneous	7,790

Total expenses	1,937,893

NET INVESTMENT INCOME	2,342,016

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	3,777,996
Futures transactions	585,664
Swap agreement transactions	2,036,510
Options written transactions	265,435

6,665,605

Net change in unrealized appreciation (depreciation) on:
Investments	(4,325,815)
Futures	687,149
Swap agreements	218,754
Options written	39,816

(3,380,096)

NET GAIN ON INVESTMENTS	3,285,509

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,627,525

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,342,016	$2,739,055
Net realized gain on investment transactions	6,665,605	795,401
Net change in unrealized appreciation (depreciation) on investments	(3,380,096)	9,388,464

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,627,525	12,922,920

FUND SHARE TRANSACTIONS:
Fund share sold [11,984,301 and 17,714,335 shares, respectively]	170,911,257	242,417,431
Fund share repurchased [12,027,324 and 7,168,666 shares, respectively]	(172,307,837)	(98,919,063)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,396,580)	143,498,368

TOTAL INCREASE IN NET ASSETS	4,230,945	156,421,288
NET ASSETS:
Beginning of year	268,006,679	111,585,391

End of year	$272,237,624	$268,006,679

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 91.7% ASSET-BACKED SECURITIES — 11.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	220	$220,158
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	204	204,153
Ally Auto Receivables Trust, Series 2015-1, Class A2	0.920%		02/15/18	600	598,865
Ally Master Owner Trust, Series 2014-4, Class A1	0.731%	(c)	06/17/19	400	398,511
Ally Master Owner Trust, Series 2014-5, Class A1	0.821%	(c)	10/15/19	300	299,044
American Express Credit Account Master Trust, Series 2014-1, Class A	0.705%	(c)	12/15/21	500	498,303
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	400	399,189
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.556%	(c)	10/10/17	74	74,216
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A2B	1.026%	(c)	04/08/19	500	500,050
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	200	198,612
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	400	399,139
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	300	296,254
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	400	394,977
BA Credit Card Trust, Series 2014-A3, Class A	0.621%	(c)	01/15/20	400	399,563
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	400	400,137
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	400	398,725
Bank of The West Auto Trust, Series 2015-1, Class A3, 144A	1.310%		10/15/19	400	397,550
CarMax Auto Owner Trust, Series 2015-4, Class A2B	0.931%	(c)	04/15/19	1,000	1,000,128
Chase Issuance Trust, Series 2007-C1, Class C1	0.791%	(c)	04/15/19	900	896,238
Chase Issuance Trust, Series 2014-A4, Class A4	0.451%	(c)	04/16/18	1,500	1,499,339
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	73	73,386
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 144A	1.220%		07/15/19	400	397,911
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.572%	(c)	12/17/18	400	399,169
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	100	106,826
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2	0.698%	(c)	05/26/20	200	199,378
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.761%	(c)	07/15/21	400	399,520
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	400	401,367
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	530	529,036
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	153	152,355

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	700	$695,404
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	200	201,613
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	500	499,179
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.711%	(c)	01/15/18	1,600	1,600,000
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.802%	(c)	04/20/18	1,000	1,000,005
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.852%	(c)	10/20/19	400	399,276
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $300,000; purchased 05/13/15)(f)(g)	0.831%	(c)	05/15/20	300	298,832
Hertz Vehicle Financing LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	500	493,733
Hyundai Auto Lease Securitization Trust, Series 2015-A, Class A2, 144A	1.000%		10/16/17	365	363,953
John Deere Owner Trust, Series 2015-A, Class A2B	0.601%	(c)	02/15/18	371	370,319
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.591%	(c)	08/16/21	200	198,544
Mercedes Benz Auto Lease Trust, Series 2015-B, Class A2B	0.851%	(c)	01/16/18	500	500,235
MMAF Equipment Finance LLC, Series 2015-AA, Class A2, 144A	0.960%		09/18/17	500	499,061
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	1,000	1,000,000
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(c)	12/17/18	300	299,893
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(c)	12/17/18	500	500,000
SunTrust Auto Receivables Trust, Series 2015-1A, Class A2, 144A	0.990%		06/15/18	600	599,659
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	200	199,361
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	300	297,616
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.752%	(c)	07/22/19	400	395,558

TOTAL ASSET-BACKED SECURITIES (cost $22,589,316)					22,544,340

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.7%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	6.055%	(c)	05/10/45	900	910,256
Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM	5.675%		07/10/46	1,175	1,199,507
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	900	899,933
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%	(c)	04/15/47	210	218,635
Commercial Mortgage Trust, Series 2013-CR8, Class A3	2.812%		06/10/46	250	251,510

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,000	$1,015,699
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	440	448,580
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	900	893,673
Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class AM	5.509%		09/15/39	1,000	1,018,698
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%	(c)	12/10/49	1,147	1,188,426
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	512	510,844
GS Mortgage Securities Trust, Series 2011-GC3, Class A3, 144A	4.473%		03/10/44	1,000	1,000,061
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	550	559,767
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	1,200	1,208,959
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A1A	5.811%	(c)	06/12/43	870	876,929
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM	5.909%	(c)	04/15/45	1,600	1,615,239
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM	5.440%		05/15/45	1,000	1,017,435
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2	3.149%		08/15/46	196	197,961
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	1,365	1,370,546
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	1,800	1,781,296
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	650	678,835
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.666%	(c)	05/12/39	95	94,953
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%		12/12/49	1,610	1,652,305
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1	0.738%		02/15/46	126	125,651
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A1	0.825%		05/15/46	105	104,222
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	1,200	1,204,441
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	1,100	1,103,013
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	600	619,816
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	2,280	2,296,509
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	6.011%	(c)	06/15/45	765	768,815
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM	5.962%	(c)	06/15/45	396	402,080
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	5.603%	(c)	10/15/48	1,200	1,226,002
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM	5.339%		11/15/48	900	918,577

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%	12/15/45	1,280	$1,275,451

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $31,233,437)				30,654,624

CORPORATE BONDS — 9.6%
Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	01/16/18	560	558,663

Banks — 3.8%
Bank of America Corp., Sr. Unsec’d. Notes	5.700%	01/24/22	615	693,532
Bank of America Corp., Sr. Unsec’d. Notes	6.000%	09/01/17	150	159,632
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%	07/15/21	200	216,631
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	375	401,649
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	585	581,045
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	450	497,529
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	125	142,153
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	405	407,338
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	200	212,847
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%	04/23/19	125	140,163
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	675	757,857
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.875%	09/17/18	200	198,697
PNC Bank NA, Sr. Unsec’d. Notes	2.450%	11/05/20	770	766,541
Royal Bank of Canada (Canada), Covered Bonds	2.100%	10/14/20	1,225	1,203,736
Royal Bank of Canada (Canada), Covered Bonds	2.200%	09/23/19	860	860,717
Wells Fargo & Co., Sub. Notes, MTN	3.450%	02/13/23	150	150,353

				7,390,420

Beverages
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	80	76,967

Biotechnology — 0.7%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	100	105,316
Biogen, Inc., Sr. Unsec’d. Notes	3.625%	09/15/22	755	763,362
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	385	415,845

				1,284,523

Chemicals — 0.4%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	150	143,498
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	600	677,049

				820,547

Computers — 0.4%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%	10/05/17	600	599,491
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%	10/05/18	110	109,939

				709,430

Diversified Financial Services — 0.3%
GE Capital International Funding Co., Gtd. Notes, 144A	2.342%	11/15/20	206	204,283

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
General Electric Capital Corp., Gtd. Notes, MTN	3.100%	01/09/23	155	$157,327
General Electric Capital Corp., Gtd. Notes, MTN	4.625%	01/07/21	45	49,427
General Electric Capital Corp., Gtd. Notes, MTN	4.650%	10/17/21	60	66,430
General Electric Capital Corp., Gtd. Notes, MTN	5.300%	02/11/21	72	81,189

				558,656

Electric — 0.1%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	125	132,676

Environmental Control
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	40	40,277

Food — 0.1%
Kraft Foods Group, Inc., Gtd. Notes	5.375%	02/10/20	104	113,874

Healthcare-Services — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	575	558,581
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	125	130,808
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	125	136,793

				826,182

Insurance — 1.2%
ACE INA Holdings, Inc., Gtd. Notes	2.875%	11/03/22	480	476,358
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	140	150,808
Lincoln National Corp., Sr. Unsec’d. Notes	4.200%	03/15/22	320	334,568
MetLife, Inc., Sr. Unsec’d. Notes	3.048%	12/15/22	170	169,618
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	145	158,707
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	125	145,226
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	525	514,360
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22	175	169,098
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	245	258,723

				2,377,466

Machinery-Diversified — 0.2%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	65	66,148
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	200	211,844
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	140	148,812

				426,804

Media — 0.1%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	305	304,810

Oil & Gas
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	100	100,479

Oil & Gas Services — 0.3%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	575	568,669

Pipelines — 0.4%
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	600	599,823
Williams Partners LP, Sr. Unsec’d. Notes	3.600%	03/15/22	125	98,302

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Williams Partners LP, Sr. Unsec’d. Notes	4.000%		11/15/21	60	$50,045

					748,170

Retail — 0.1%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%		04/15/21	100	110,098

Telecommunications — 0.6%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%		09/08/16	210	210,770
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	305	314,660
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%		11/01/21	200	204,201
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%		09/15/23	380	417,744

					1,147,375

Transportation — 0.2%
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%		01/15/22	200	212,711
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%		06/15/19	150	166,725

					379,436

TOTAL CORPORATE BONDS (cost $18,382,989)					18,675,522

NON-CORPORATE FOREIGN AGENCY — 0.2%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A (cost $365,843)	2.375%		03/31/16	370	371,510

U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.5%
Federal National Mortgage Assoc.(h)	1.125%		07/20/18	555	552,736
Federal National Mortgage Assoc.	1.500%		11/30/20	1,960	1,925,181
Federal National Mortgage Assoc.(h)	2.625%		09/06/24	2,635	2,662,823
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.628%	(s)	05/11/18	2,860	2,770,488
Financing Corp., Strips Principal, Series 4-P, Unsec’d. Notes, PO	1.390%	(s)	10/06/17	960	940,764
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	2.842%	(s)	09/26/19	2,185	2,025,831
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	2,345	2,403,684
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	520	525,639
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25	275	282,747
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	170	145,922
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23	1,615	1,935,077
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		12/04/23	150	180,396
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		04/26/24	1,525	1,844,225
Residual Funding Corp., Strips Principal, Sr. Unsec’d. Notes, PO	1.969%	(s)	07/15/20	995	908,859

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residual Funding Corp., Strips Principal, Unsec’d. Notes, PO	1.903%	(s)	10/15/20	55	$49,770
Residual Funding Corp., Strips Principal, Unsec’d Notes, PO	2.559%	(s)	01/15/21	4,880	4,367,419
Resolution Funding Corp., Interest Strips, Unsec’d. Notes	3.793%	(s)	01/15/22	1,700	1,471,551
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	1,310	1,317,137

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $26,161,859)					26,310,249

U.S. TREASURY OBLIGATIONS — 41.2%
U.S. Treasury Bonds	2.500%		02/15/45	730	654,976
U.S. Treasury Bonds	2.750%		11/15/42	3,675	3,504,029
U.S. Treasury Bonds(h)	2.875%		05/15/43	730	711,749
U.S. Treasury Bonds	2.875%		08/15/45	750	728,408
U.S. Treasury Bonds	3.000%		05/15/45	2,355	2,344,238
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	4,474	4,416,823
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	242	211,403
U.S. Treasury Notes	1.500%		05/31/19	3,380	3,383,170
U.S. Treasury Notes	1.750%		02/28/22	14,270	14,067,095
U.S. Treasury Notes	1.750%		03/31/22	13,785	13,572,835
U.S. Treasury Notes	1.750%		05/15/23	2,000	1,948,516
U.S. Treasury Notes	2.000%		10/31/21	2,025	2,030,615
U.S. Treasury Notes	2.000%		11/30/22	11,460	11,397,325
U.S. Treasury Notes	2.125%		09/30/21	6,835	6,907,089
U.S. Treasury Notes	2.125%		12/31/21	3,965	4,000,003
U.S. Treasury Notes	2.250%		11/15/25	145	144,677
U.S. Treasury Notes(k)	3.125%		05/15/19	1,940	2,046,624
U.S. Treasury Notes	3.125%		05/15/21	7,140	7,593,504
U.S. Treasury Strips Coupon(k)	2.037%	(s)	02/15/22	830	728,668

TOTAL U.S. TREASURY OBLIGATIONS (cost $80,987,268)					80,391,747

TOTAL LONG-TERM INVESTMENTS (cost $179,720,712)					178,947,992

				Shares
SHORT-TERM INVESTMENTS — 5.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 5.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $10,633,413)(w)(Note 4)				10,633,413	10,633,413

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	28,600	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	28,600	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	28,600	13

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	14,300	$—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	14,300	12
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	14,300	211
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	4,300	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	4,300	7,629

TOTAL OPTIONS PURCHASED (cost $60,246)			7,865

TOTAL SHORT-TERM INVESTMENTS (cost $10,693,659)			10,641,278

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 97.2% (cost $190,414,371)			189,589,270

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	42,900	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	42,900	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	42,900	(73)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	8,600	—

TOTAL OPTIONS WRITTEN (premiums received $30,858)			(73)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 97.2% (cost $190,383,513)			189,589,197
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 2.8%			5,493,705

NET ASSETS — 100.0%			$195,082,902

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the original cost of the restricted security is $300,000. The value of $298,832 is approximately 0.2% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Position:
55	90 Day Euro Dollar	Mar. 2016	$13,666,239	$13,648,938	$(17,301)

Short Positions:
55	90 Day Euro Dollar	Sep. 2016	13,622,011	13,603,562	18,449
29	2 Year U.S. Treasury Notes	Mar. 2016	6,312,990	6,299,797	13,193
354	5 Year U.S. Treasury Notes	Mar. 2016	41,988,135	41,885,391	102,744
95	10 Year U.S. Treasury Notes	Mar. 2016	12,003,365	11,961,094	42,271
53	U.S. Long Bonds	Mar. 2016	8,212,015	8,148,750	63,265
73	U.S. Ultra Bonds	Mar. 2016	11,560,957	11,584,188	(23,231)

					216,691

					$199,390

(1)	U.S. Treasury Obligations with a combined market value of $1,150,652 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
18,640	11/30/16	0.936%	3 Month LIBOR(2)	$(33,025)	$—	$(33,025)	JPMorgan Chase
18,640	11/30/16	0.935%	3 Month LIBOR(2)	(33,346)	—	(33,346)	JPMorgan Chase
10,000	12/02/16	1.310%	3 Month LIBOR(2)	(54,577)	—	(54,577)	Barclays Capital Group
4,900	10/26/17	0.861%	3 Month LIBOR(1)	(16,471)	—	(16,471)	Credit Suisse First Boston Corp.
1,118	05/17/18	0.989%	3 Month LIBOR(2)	5,928	—	5,928	Credit Suisse First Boston Corp.
5,300	02/21/19	1.643%	3 Month LIBOR(2)	(68,024)	—	(68,024)	JPMorgan Chase
4,000	08/08/19	1.271%	3 Month LIBOR(2)	13,379	—	13,379	Credit Suisse First Boston Corp.
2,950	10/02/19	1.188%	3 Month LIBOR(2)	30,642	—	30,642	Bank of Nova Scotia
3,200	10/11/19	1.220%	3 Month LIBOR(2)	30,435	—	30,435	Bank of Nova Scotia
1,100	04/16/20	1.359%	3 Month LIBOR(2)	9,516	—	9,516	JPMorgan Chase
100	07/28/21	3.085%	3 Month LIBOR(1)	8,229	—	8,229	Bank of America
3,000	08/24/21	2.253%	3 Month LIBOR(1)	97,554	—	97,554	Bank of America
10,695	09/27/21	1.933%	3 Month LIBOR(1)	125,970	—	125,970	Citigroup Global Markets
4,850	01/31/22	2.038%	3 Month LIBOR(1)	94,013	—	94,013	Citigroup Global Markets
3,100	03/23/22	2.368%	3 Month LIBOR(1)	113,492	—	113,492	Citigroup Global Markets
15,000	05/21/22	1.893%	3 Month LIBOR(1)	43,014	—	43,014	Bank of Nova Scotia
12,300	06/07/22	1.771%	3 Month LIBOR(1)	(70,140)	—	(70,140)	Bank of Nova Scotia
9,900	10/25/22	1.801%	3 Month LIBOR(1)	(50,126)	—	(50,126)	Credit Suisse First Boston Corp.
4,015	12/31/22	3.510%	3 Month LIBOR(1)	1,189,893	—	1,189,893	Citigroup Global Markets
3,500	12/31/22	4.063%	3 Month LIBOR(1)	1,364,802	—	1,364,802	Citigroup Global Markets
2,500	12/31/22	3.843%	3 Month LIBOR(1)	919,126	—	919,126	JPMorgan Chase
3,565	02/14/23	2.069%	3 Month LIBOR(1)	54,917	—	54,917	Bank of Nova Scotia
3,000	06/05/23	2.299%	3 Month LIBOR(1)	71,768	—	71,768	Citigroup Global Markets
4,445	10/05/26	2.410%	3 Month LIBOR(1)	100,989	—	100,989	Barclays Capital Group
3,830	10/06/26	2.312%	3 Month LIBOR(1)	49,027	—	49,027	JPMorgan Chase
27,700	11/30/26	2.550%	3 Month LIBOR(1)	919,882	—	919,882	JPMorgan Chase
1,000	02/23/27	2.540%	3 Month LIBOR(2)	(38,068)	—	(38,068)	Barclays Capital Group
2,700	04/19/27	2.553%	3 Month LIBOR(2)	(93,423)	—	(93,423)	Barclays Capital Group
4,500	07/12/27	2.065%	3 Month LIBOR(2)	56,231	—	56,231	Barclays Capital Group

				$4,841,607	$—	$4,841,607

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
1,000	08/06/18	1.693%	3 Month LIBOR(1)	$—	$9,669	$9,669
30,000	09/03/20	1.600%	3 Month LIBOR(2)	271	103,506	103,235
1,700	10/22/20	2.113%	3 Month LIBOR(2)	160	(31,747)	(31,907)
3,000	12/05/20	2.210%	3 Month LIBOR(1)	168	69,188	69,020
9,185	01/08/21	1.683%	3 Month LIBOR(1)	200	(23,100)	(23,300)
19,550	05/06/21	2.261%	3 Month LIBOR(2)	218	(483,437)	(483,655)
2,900	09/06/21	2.265%	3 Month LIBOR(2)	—	(69,701)	(69,701)
920	10/06/21	2.060%	3 Month LIBOR(2)	—	(11,309)	(11,309)
4,985	10/14/21	2.405%	3 Month LIBOR(1)	—	156,540	156,540
3,360	04/08/22	1.780%	3 Month LIBOR(1)	170	(23,414)	(23,584)
26,000	05/26/22	1.997%	3 Month LIBOR(1)	306	142,545	142,239
9,910	05/31/22	2.200%	3 Month LIBOR(2)	(5,221)	(196,571)	(191,350)
2,020	05/31/22	2.217%	3 Month LIBOR(2)	161	(42,153)	(42,314)
1,990	08/31/22	1.745%	3 Month LIBOR(2)	161	19,874	19,713
100,000	09/03/22	1.919%	3 Month LIBOR(1)	690	74,688	73,998
550	08/16/23	2.891%	3 Month LIBOR(1)	43	34,052	34,009
660	10/25/23	2.653%	3 Month LIBOR(2)	67	(29,351)	(29,418)
600	10/28/23	2.638%	3 Month LIBOR(2)	155	(26,019)	(26,174)
1,450	02/06/24	2.761%	3 Month LIBOR(2)	162	(75,757)	(75,919)
4,270	02/12/24	2.078%	3 Month LIBOR(2)	175	(1,013)	(1,188)
1,000	05/19/24	2.641%	3 Month LIBOR(2)	158	(42,811)	(42,969)
5,900	04/08/25	2.020%	3 Month LIBOR(2)	197	73,908	73,711
1,000	11/12/25	2.263%	3 Month LIBOR(2)	157	(8,226)	(8,383)
9,685	01/08/26	2.210%	3 Month LIBOR(2)	228	(19,175)	(19,403)
8,000	05/06/29	3.139%	3 Month LIBOR(2)	189	(706,189)	(706,378)
6,020	02/15/36	2.502%	3 Month LIBOR(1)	2,888	(56,092)	(58,980)
2,055	01/08/46	2.659%	3 Month LIBOR(1)	187	16,402	16,215

				$1,890	$(1,145,693)	$(1,147,583)

U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $3,185,012 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$22,544,340	$—
Commercial Mortgage-Backed Securities	—	30,654,624	—
Corporate Bonds	—	18,675,522	—
Non-Corporate Foreign Agency	—	371,510	—
U.S. Government Agency Obligations	—	26,310,249	—
U.S. Treasury Obligations	—	80,391,747	—
Affiliated Money Market Mutual Fund	10,633,413	—	—
Options Purchased	—	7,865	—
Options Written	—	(73)	—
Other Financial Instruments*
Futures Contracts	199,390	—	—
OTC interest rate swaps	—	4,841,607	—
Centrally cleared interest rate swaps	—	(1,147,583)	—

Total	$10,832,803	$182,649,808	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	41.2%
Commercial Mortgage-Backed Securities	15.7
U.S. Government Agency Obligations	13.5
Non-Residential Mortgage-Backed Securities	11.5
Affiliated Money Market Mutual Fund	5.5
Banks	3.8
Insurance	1.2
Biotechnology	0.7
Telecommunications	0.6
Healthcare-Services	0.4
Chemicals	0.4

Pipelines	0.4%
Computers	0.4
Oil & Gas Services	0.3
Auto Manufacturers	0.3
Diversified Financial Services	0.3
Machinery-Diversified	0.2
Transportation	0.2
Non-Corporate Foreign Agency	0.2
Media	0.1
Electric	0.1
Food	0.1
Retail	0.1

97.2
Other assets in excess of liabilities	2.8

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below:

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$239,922	*	Due from/to broker — variation margin futures	$40,532	*
Interest rate contracts	Due from/to broker — variation margin swaps	698,349	*	Due from/to broker — variation margin swaps	1,845,932	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	5,298,807		Unrealized depreciation on OTC swap agreements	457,200
Interest rate contracts	Unaffiliated investments	7,865		Options written outstanding, at value	73

Total		$6,244,943			$2,343,737

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(24,349)	$(24,349)
Interest rate contracts	(255,348)	143,080	(208,147)	2,405,273	2,084,858

Total	$(255,348)	$143,080	$(208,147)	$2,380,924	$2,060,509

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$16,197	$16,197
Interest rate contracts	(49,558)	27,748	111,826	324,499	414,515

Total	$(49,558)	$27,748	$111,826	$340,696	$430,712

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements- Buy Protection(2)
$52,122	$55,800	$28,098,057	$53,139,493	$374,317	$900

(1)	Cost.

(2)	Notional Amount in USD (000)

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for Offset	Collateral Received(3)	Net Amount
Bank of America	$105,783	$—	$—	$105,783
Bank of Nova Scotia	159,008	(70,140)	(149,000)	—
Barclays Capital Group	157,456	(157,456)	—	—
Citigroup Global Markets	2,967,567	—	(2,869,000)	98,567
Credit Suisse First Boston Corp.	19,307	(19,307)	—	—
JPMorgan Chase	1,897,551	(134,395)	(1,669,970)	93,186

	$5,306,672

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(70,140)	70,140	—	—
Barclays Capital Group	(186,141)	157,456	—	(28,685)
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(66,597)	19,307	—	(47,290)
JPMorgan Chase	(134,395)	134,395	—	—

	$(457,273)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $179,780,958)	$178,955,857
Affiliated investments (cost $10,633,413)	10,633,413
Cash	336
Unrealized appreciation on OTC swap agreements	5,298,807
Dividends and interest receivable	706,257
Due from broker—variation margin swaps	232,457
Receivable for fund share sold	124,935
Receivable for investments sold	2,034
Prepaid expenses	1,025

Total Assets	195,955,121

LIABILITIES:
Unrealized depreciation on OTC swap agreements	457,200
Due to broker—variation margin futures	180,869
Payable for investments purchased	76,323
Advisory fees payable	75,621
Accrued expenses and other liabilities	73,667
Distribution fee payable	5,386
Payable for fund share repurchased	2,740
Affiliated transfer agent fee payable	340
Options written outstanding, at value (premiums received $30,858)	73

Total Liabilities	872,219

NET ASSETS	$195,082,902

Net assets were comprised of:
Paid-in capital	$158,182,204
Retained earnings	36,900,698

Net assets, December 31, 2015	$195,082,902

Net asset value and redemption price per share, $195,082,902 / 14,831,016 outstanding shares of beneficial interest	$13.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$2,187,156
Affiliated dividend income	16,322

2,203,478

EXPENSES
Advisory fees	686,554
Distribution fee	256,223
Custodian and accounting fees	66,000
Audit fee	50,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Insurance expenses	1,000
Loan interest expense	457
Miscellaneous	11,842

Total expenses	1,107,076

NET INVESTMENT INCOME	1,096,402

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(217,766)
Futures transactions	(208,147)
Swap agreement transactions	2,380,924
Options written transactions	143,080

2,098,091

Net change in unrealized appreciation (depreciation) on:
Investments	(1,319,780)
Futures	111,826
Swap agreements	340,696
Options written	27,748

(839,510)

NET GAIN ON INVESTMENTS	1,258,581

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,354,983

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,096,402	$1,124,439
Net realized gain on investment transactions	2,098,091	1,514,920
Net change in unrealized appreciation (depreciation) on investments	(839,510)	6,980,313

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,354,983	9,619,672

FUND SHARE TRANSACTIONS:
Fund share sold [14,192,501 and 1,007,673 shares, respectively]	186,059,254	12,530,106
Fund share repurchased [5,441,999 and 4,327,704 shares, respectively]	(71,639,294)	(53,549,070)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	114,419,960	(41,018,964)

TOTAL INCREASE (DECREASE) IN NET ASSETS	116,774,943	(31,399,292)
NET ASSETS:
Beginning of year	78,307,959	109,707,251

End of year	$195,082,902	$78,307,959

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 86.5% ASSET-BACKED SECURITIES — 15.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Master Owner Trust, Series 2014-4, Class A1	0.731%	(c)	06/17/19	700	$697,393
American Express Credit Account Master Trust, Series 2014-1, Class B	0.831%	(c)	12/15/21	300	296,583
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	300	297,919
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	500	498,923
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	600	600,205
Chase Issuance Trust, Series 2007-C1, Class C1	0.791%	(c)	04/15/19	400	398,328
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	0.510%		04/15/17	3	2,655
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	400	403,227
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.711%	(c)	01/15/18	500	500,000
MMAF Equipment Finance LLC, Series 2015-AA, Class A2, 144A	0.960%		09/18/17	700	698,685
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	775	775,000
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.752%	(c)	07/22/19	500	494,447

TOTAL ASSET-BACKED SECURITIES (cost $5,675,560)					5,663,365

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.4%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4	5.830%	(c)	05/10/45	250	250,384
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	9	8,607
CD Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	69	69,551
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A3	3.372%		10/10/47	60	59,880
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	300	299,978
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	50	52,786
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	300	302,240
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3	2.912%		10/15/48	240	230,837
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3	5.937%	(c)	02/15/51	1	1,279
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	241	241,861
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	600	593,765
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4	5.882%	(c)	06/12/46	122	122,152
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	612	621,747
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	400	401,480

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	155	$156,949
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1,000	1,007,241
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.767%	(c)	05/15/43	300	301,561
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572%		10/15/48	428	434,055
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.952%	(c)	02/15/51	94	97,277
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	500	498,223

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,072,922)					5,751,853

CORPORATE BONDS — 21.2%
Auto Manufacturers — 1.0%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	305	359,224

Banks — 6.2%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	300	295,298
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	95	92,462
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	250	248,310
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	415	455,895
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	50	53,930
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	260	255,532
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	325	364,894
PNC Bank NA, Sub. Notes	2.950%		01/30/23	250	242,404
Wells Fargo & Co., Sub. Notes, MTN	3.450%		02/13/23	295	295,695

					2,304,420

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	80	76,967

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes(a)	3.625%		05/15/22	50	51,361

Chemicals — 2.0%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	15	14,350
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20	175	197,473
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	239	250,177
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	275	274,138

					736,138

Computers — 0.4%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.450%		10/05/17	120	119,898
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18	20	19,989

					139,887

Diversified Financial Services — 0.8%
GE Capital International Funding Co., Gtd. Notes, 144A	3.373%		11/15/25	215	218,888

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	84	$85,261
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	5	5,536

				309,685

Electric — 0.7%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	285	283,939

Healthcare-Services — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	310	301,148

Insurance — 2.3%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	285	289,579
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	340	366,155
Principal Financial Group, Inc., Gtd. Notes(a)	3.125%	05/15/23	150	146,960
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	20	19,951
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22	55	53,145

				875,790

Machinery-Diversified — 0.1%
John Deere Capital Corp., Sr. Unsec’d. Notes	2.800%	01/27/23	50	49,080

Media — 0.5%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	175	174,891

Oil & Gas — 0.8%
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	275	295,778

Oil & Gas Services — 0.9%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	350	346,146

Pharmaceuticals — 1.4%
Merck & Co., Inc., Sr. Unsec’d. Notes	2.800%	05/18/23	285	283,590
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	225	224,855

				508,445

Pipelines — 1.3%
Enterprise Products Operating LLC, Gtd. Notes	3.350%	03/15/23	300	271,278
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	215	214,937

				486,215

Software — 0.8%
Oracle Corp., Sr. Unsec’d. Notes	3.625%	07/15/23	275	284,454

Telecommunications — 0.9%
AT&T, Inc., Sr. Unsec’d. Notes	3.000%	06/30/22	50	48,801
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	265	291,321

				340,122

TOTAL CORPORATE BONDS (cost $7,887,580)				7,923,690

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SOVEREIGN BOND — 1.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Province of British Columbia (Canada), Sr. Unsec’d. Notes (cost 437,664)	2.000%		10/23/22	440	$427,412

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.4%
Federal National Mortgage Assoc.	1.125%		10/19/18	30	29,809
Federal National Mortgage Assoc.(a)	1.125%		12/14/18	90	89,250
Federal National Mortgage Assoc.	1.500%		11/30/20	160	157,158
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.602%	(s)	05/11/18	1,580	1,530,549
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	200	202,169
Residual Funding Corp., Strips Principal, Sr. Unsec’d. Notes, PO	1.969%	(s)	07/15/20	202	184,512
Residual Funding Corp., Strips Principal, Unsec’d. Notes, PO	1.903%	(s)	10/15/20	10	9,050
Tennessee Valley Authority, Sr. Unsec’d. Notes	3.875%		02/15/21	500	545,772
Ukraine Government, USAID Bond, U.S. Gov’t. Gtd. Notes	1.847%		05/29/20	375	373,456

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,104,672)					3,121,725

U.S. TREASURY OBLIGATIONS — 25.2%
U.S. Treasury Bonds	2.500%		02/15/45	140	125,612
U.S. Treasury Bonds	2.750%		11/15/42	585	557,784
U.S. Treasury Bonds	2.875%		05/15/43	130	126,750
U.S. Treasury Bonds	2.875%		08/15/45	160	155,394
U.S. Treasury Bonds	3.000%		05/15/45	35	34,840
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	919	907,429
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	45	39,638
U.S. Treasury Notes	1.250%		12/15/18	290	289,388
U.S. Treasury Notes	1.750%		02/28/22	3,085	3,041,134
U.S. Treasury Notes	1.750%		03/31/22	480	472,612
U.S. Treasury Notes	2.000%		11/30/22	615	611,637
U.S. Treasury Notes	2.125%		08/31/20	1,635	1,661,377
U.S. Treasury Notes	2.125%		09/30/21	1,040	1,050,969
U.S. Treasury Notes	2.125%		12/31/21	125	126,104
U.S. Treasury Notes	2.625%		11/15/20	205	212,992

TOTAL U.S. TREASURY OBLIGATIONS (cost $9,469,408)					9,413,660

TOTAL LONG-TERM INVESTMENTS (cost $32,647,806)					32,301,705

				Shares
SHORT-TERM INVESTMENTS — 6.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 6.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $2,371,360; includes $415,965 of cash collateral for securities on loan)(b)(w)(Note 4)				2,371,360	2,371,360

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED*	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	6,000	$—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	6,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	6,000	3
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	3,000	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	3,000	2
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	3,000	44
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	1,400	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	1,400	2,484

TOTAL OPTIONS PURCHASED (cost $15,136)			2,533

TOTAL SHORT-TERM INVESTMENTS (cost $2,386,496)			2,373,893

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 92.9% (cost $35,034,302)			34,675,598

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	9,000	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	9,000	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	9,000	(15)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	2,800	—

TOTAL OPTIONS WRITTEN (premiums received $7,472)			(15)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 92.9% (cost $35,026,830)			34,675,583
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 7.1%			2,655,655

NET ASSETS — 100.0%			$37,331,238

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $405,976; cash collateral of $415,965 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Position:
9	90 Day Euro Dollar	Mar. 2016	$2,236,294	$2,233,463	$(2,831)

Short Positions:
9	90 Day Euro Dollar	Sep. 2016	2,229,056	2,226,037	3,019
1	2 Year U.S. Treasury Notes	Mar. 2016	217,530	217,234	296
9	5 Year U.S. Treasury Notes	Mar. 2016	1,071,666	1,064,883	6,783
13	10 Year U.S. Treasury Notes	Mar. 2016	1,643,694	1,636,781	6,913
11	U.S. Long Bonds	Mar. 2016	1,704,409	1,691,250	13,159
10	U.S. Ultra Bonds	Mar. 2016	1,590,003	1,586,875	3,128

					33,298

					$30,467

(1)	Cash of $300,000 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
990	11/30/16	0.935%	3 Month LIBOR(2)	$(1,771)	$—	$(1,771)	JPMorgan Chase
990	11/30/16	0.936%	3 Month LIBOR(2)	(1,754)	—	(1,754)	JPMorgan Chase
960	03/29/17	1.267%	3 Month LIBOR(2)	(7,069)	—	(7,069)	Bank of Nova Scotia
500	04/13/17	1.168%	3 Month LIBOR(1)	2,396	—	2,396	Bank of Nova Scotia
750	09/25/17	0.820%	3 Month LIBOR(2)	1,909	—	1,909	Bank of Nova Scotia
438	05/17/18	0.989%	3 Month LIBOR(2)	2,323	—	2,323	Credit Suisse First Boston Corp.
11,800	12/31/23	0.000%	3 Month LIBOR(1)	668,283	—	668,283	Credit Suisse First Boston Corp.
5,000	12/31/23	2.355%	3 Month LIBOR(1)	569,396	—	569,396	Barclays Capital Group
3,750	12/31/23	0.000%	3 Month LIBOR(1)	274,459	—	274,459	JPMorgan Chase
2,000	12/31/23	0.000%	3 Month LIBOR(1)	77,544	—	77,544	JPMorgan Chase
1,500	12/31/23	0.000%	3 Month LIBOR(1)	62,867	—	62,867	Barclays Capital Group
1,400	12/31/23	0.000%	3 Month LIBOR(1)	162,106	—	162,106	Barclays Capital Group
1,100	12/31/23	0.000%	3 Month LIBOR(1)	84,024	—	84,024	Barclays Capital Group
800	12/31/23	0.000%	3 Month LIBOR(1)	87,264	—	87,264	Barclays Capital Group
430	12/31/23	0.000%	3 Month LIBOR(1)	42,675	—	42,675	Barclays Capital Group

				$2,024,652	$—	$2,024,652

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
8,650	06/28/16	0.847%	3 Month LIBOR(2)	$(28,312)	$(6,254)	$22,058
346	08/02/18	1.614%	3 Month LIBOR(2)	(6,997)	(2,780)	4,217
15,300	09/16/18	1.861%	3 Month LIBOR(2)	219	(211,407)	(211,626)
14,000	10/03/18	1.566%	3 Month LIBOR(1)	213	79,010	78,797
1,960	01/08/21	1.683%	3 Month LIBOR(1)	161	(4,929)	(5,090)
10,500	06/03/21	2.105%	3 Month LIBOR(2)	213	(172,140)	(172,353)
645	05/31/22	2.217%	3 Month LIBOR(2)	153	(13,460)	(13,613)
390	08/31/22	1.745%	3 Month LIBOR(2)	152	3,895	3,743
3,100	10/09/22	1.728%	3 Month LIBOR(2)	167	38,550	38,383
1,700	12/21/22	1.949%	3 Month LIBOR(2)	159	(1,076)	(1,235)
2,950	10/25/23	2.653%	3 Month LIBOR(2)	59	(131,188)	(131,247)
10,600	12/31/23	0.000%	3 Month LIBOR(1)	—	316,133	316,133
210	11/12/25	2.263%	3 Month LIBOR(2)	151	(1,728)	(1,879)
2,065	01/08/26	2.210%	3 Month LIBOR(2)	167	(4,088)	(4,255)
1,205	02/15/36	2.502%	3 Month LIBOR(1)	796	(11,228)	(12,024)
440	01/08/46	2.659%	3 Month LIBOR(1)	158	3,512	3,354

				$(32,541)	$(119,178)	$(86,637)

Cash of $660,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate contracts at
December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$5,663,365	$—
Commercial Mortgage-Backed Securities	—	5,751,853	—
Corporate Bonds	—	7,923,690	—
Sovereign Bond	—	427,412	—
U.S. Government Agency Obligations	—	3,121,725	—
U.S. Treasury Obligations	—	9,413,660	—
Affiliated Money Market Mutual Fund	2,371,360	—	—
Options Purchased	—	2,533	—
Options Written	—	(15)	—
Other Financial Instruments*
Futures Contracts	30,467	—	—
OTC interest rate swaps	—	2,024,652	—
Centrally cleared interest rate swaps	—	(86,637)	—

Total	$2,401,827	$34,242,238	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	25.2%
Commercial Mortgage-Backed Securities	15.4
Non-Residential Mortgage-Backed Securities	15.2
U.S Government Agency Obligations	8.4
Affiliated Money Market Mutual Fund (1.1% representsinvestments purchased with collateral from securities on loan)	6.4
Banks	6.2
Insurance	2.3
Chemicals	2.0
Pharmaceuticals	1.4
Pipelines	1.3
Sovereign Bond	1.1
Auto Manufacturers	1.0

Oil & Gas Services	0.9%
Telecommunications	0.9
Diversified Financial Services	0.8
Healthcare-Services	0.8
Oil & Gas	0.8
Software	0.8
Electric	0.7
Media	0.5
Computers	0.4
Beverages	0.2
Biotechnology	0.1
Machinery-Diversified	0.1

92.9
Other assets in excess of liabilities	7.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$33,298	*	Due from/to broker — variation margin futures	$2,831	*
Interest rate contracts	Due from/to broker — variation margin swaps	466,685	*	Due from/to broker — variation margin swaps	553,322	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,035,246		Unrealized depreciation on OTC swap agreements	10,594
Interest rate contracts	Unaffiliated investments	2,533		Option written outstanding, at value	15

Total		$2,537,762			$566,762

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(71,088)	$(71,088)
Interest rate contracts	(223,438)	85,988	(1,312,618)	13,155,336	11,705,268

Total	$(223,438)	$85,988	$(1,312,618)	$13,084,248	$11,634,180

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$42,761	$42,761
Interest rate contracts	(4,247)	(1,531)	739,975	(9,666,445)	(8,932,248)

Total	$(4,247)	$(1,531)	$739,975	$(9,623,684)	$(8,889,487)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements- Buy Protection(2)
$26,335	$23,880	$55,791,771	$40,666,946	$351,680	$3,100

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of Nova Scotia	$4,305	$(4,305)	$—	$—
Barclays Capital Group	1,008,381	(15)	(1,123,000)	—
Citigroup Global Markets	2,484	—	—	2,484
Credit Suisse First Boston Corp.	670,606	—	(692,000)	—
JPMorgan Chase	352,003	(3,525)	(262,090)	86,388

	$2,037,779

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of Nova Scotia	$(7,069)	$4,305	$—	$(2,764)
Barclays Capital Group	(15)	15	—	—
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	—	—	—	—
JPMorgan Chase	(3,525)	3,525	—	—

	$(10,609)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $405,976:
Unaffiliated investments (cost $32,662,942)	$32,304,238
Affiliated investments (cost $2,371,360)	2,371,360
Cash	6,930
Unrealized appreciation on OTC swap agreements	2,035,246
Deposit with Broker for futures and centrally cleared swaps	960,000
Dividends and interest receivable	158,463
Due from broker—variation margin swaps	51,513
Prepaid expenses	551
Receivable for investments sold	509

Total Assets	37,888,810

LIABILITIES:
Payable to broker for collateral for securities on loan	415,965
Accrued expenses and other liabilities	59,491
Payable for fund share repurchased	30,794
Due to broker—variation margin futures	21,367
Advisory fees payable	17,924
Unrealized depreciation on OTC swap agreements	10,594
Distribution fee payable	1,082
Affiliated transfer agent fee payable	340
Options written outstanding, at value (premiums received $7,472)	15

Total Liabilities	557,572

NET ASSETS	$37,331,238

Net assets were comprised of:
Paid-in capital	$18,646,453
Retained earnings	18,684,785

Net assets, December 31, 2015	$37,331,238

Net asset value and redemption price per share, $37,331,238 / 3,392,110 outstanding shares of beneficial interest	$11.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$831,470
Affiliated dividend income	7,667
Affiliated income from securities lending, net	6,570

845,707

EXPENSES
Advisory fees	534,134
Distribution fee	117,984
Custodian and accounting fees	66,000
Audit fee	50,000
Commitment fee on syndicated credit agreement	32,000
Loan interest expense	15,444
Trustees’ fees	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Insurance expenses	3,000
Miscellaneous	8,221

Total expenses	861,783
Less: advisory fee waiver	(52,892)

Net expenses	808,891

NET INVESTMENT INCOME	36,816

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,340,798
Futures transactions	(1,312,618)
Swap agreement transactions	13,084,248
Options written transactions	85,988

13,198,416

Net change in unrealized appreciation (depreciation) on:
Investments	(568,993)
Futures	739,975
Swap agreements	(9,623,684)
Options written	(1,531)

(9,454,233)

NET GAIN ON INVESTMENTS	3,744,183

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,780,999

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$36,816	$4,674,110
Net realized gain (loss) on investment transactions	13,198,416	(3,247,631)
Net change in unrealized appreciation (depreciation) on investments	(9,454,233)	50,520,143

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,780,999	51,946,622

FUND SHARE TRANSACTIONS:
Fund share sold [251,650 and 941,868 shares, respectively]	2,738,308	9,294,540
Fund share repurchased [19,756,725 and 39,755,310 shares, respectively]	(214,084,776)	(402,983,736)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(211,346,468)	(393,689,196)

TOTAL DECREASE IN NET ASSETS	(207,565,469)	(341,742,574)
NET ASSETS:
Beginning of year	244,896,707	586,639,281

End of year	$37,331,238	$244,896,707

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2024

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 86.6% ASSET-BACKED SECURITIES — 14.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
American Express Credit Account Master Trust, Series 2014-1, Class B	0.831%		12/15/21	200	$197,722
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	200	198,500
Chase Issuance Trust, Series 2007-C1, Class C1	0.790%		04/15/19	300	298,746
Ford Credit Auto Owner Trust, Series 2013-B, Class A3	0.570%		10/15/17	44	44,003
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	100	99,836
Ford Credit Floorplan Master Owner Trust A, Series 2014-4, Class A2	0.680%	(c)	08/15/19	300	298,645
GS Mortgage Securities Trust 2013-GCJ14, Series GC14, Class A3	3.526%		08/10/46	75	77,083
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	25	25,000
Nissan Master Owner Trust Receivables, Series 2015-A, Class A1	0.730%	(c)	01/15/20	300	300,228
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.752%		07/22/19	300	296,668

TOTAL ASSET-BACKED SECURITIES (cost $1,841,712)					1,836,431

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.0%
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	40	38,564
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	100	99,993
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	50	52,346
GS Mortgage Securities Trust, Series 2014-GC20, Class A3	3.680%		04/10/47	60	62,576
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	100	100,747
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A1A	5.811%		06/12/43	87	87,693
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7	5.908%		04/15/45	100	100,952
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	80	80,620
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A3	2.592%		04/15/46	100	98,820
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	150	152,864
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A3	3.435%		08/15/47	200	202,754
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%		07/15/40	80	83,550
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%		05/12/39	145	145,560
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	150	150,555
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4	5.447%		02/12/44	50	51,136
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	20	20,145

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.301%	(c)	10/15/44	82	$82,195
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.767%	(c)	05/15/43	85	85,442
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	5.603%	(c)	10/15/48	100	102,167
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM, , CMBS 5.5	5.339%		11/15/48	100	102,064
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2	2.684%		11/15/44	35	35,197
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	20	19,929

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,002,617)					1,955,869

CORPORATE BONDS — 21.0%
Auto Manufacturers — 1.4%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	155	182,556

Banks — 5.7%
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	115	129,685
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	100	97,329
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	10	11,056
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	160	175,767
JP Morgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19	190	188,461
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	75	84,028
Morgan Stanley, Sub. Notes, MTN	4.875%		11/01/22	45	47,756
Wells Fargo & Co., Sub. Notes, MTN	3.450%		02/13/23	15	15,035

					749,117

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	10	9,621

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	15	15,797

Chemicals — 1.5%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	90	94,210
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	105	104,671

					198,881

Computers — 0.4%
Hewlett Packard Enterprise Co, Gtd. Notes, 144A	2.450%		10/05/17	40	39,966
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18	10	9,994

					49,960

Diversified Financial Services — 0.9%
General Electric Capital Corp., Gtd. Notes, MTN	3.100%		01/09/23	110	111,651

Electric — 1.4%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%		06/15/23	180	179,330

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	120	$116,573

Insurance — 2.8%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	210	213,374
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%		06/24/21	130	140,001
Principal Financial Group, Inc., Gtd. Notes	3.300%		09/15/22	10	9,976

					363,351

Oil & Gas — 0.2%
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%		06/01/18	20	21,511

Oil & Gas Services — 0.3%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%		04/30/22	45	44,505

Pharmaceuticals — 2.5%
Actavis Funding SCS, Gtd. Notes	3.450%		03/15/22	125	125,136
Merck & Co., Inc., Sr. Unsec’d. Notes	2.800%		05/18/23	110	109,455
Mylan, Inc., Gtd. Notes	1.800%		06/24/16	95	94,939

					329,530

Pipelines — 1.1%
Enterprise Products Operating LLC, Gtd. Notes	3.350%		03/15/23	150	135,639
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%		02/01/21	10	9,997

					145,636

Software — 0.8%
Oracle Corp., Sr. Unsec’d. Notes	3.625%		07/15/23	105	108,610

Telecommunications — 0.9%
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%		09/15/23	100	109,933

TOTAL CORPORATE BONDS (cost $2,709,692)					2,736,562

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
Federal National Mortgage Assoc.(a)	1.125%		12/14/18	35	34,708
Federal National Mortgage Assoc.	1.500%		11/30/20	150	147,335
Federal National Mortgage Assoc., Notes	1.125%		10/19/18	15	14,904
Residual Funding Corp., Strips Principal, Bonds	1.903%	(s)	10/15/20	5	4,524
Residual Funding Corp., Strips Principal, Sr. Unsec’d. Notes	1.969%	(s)	07/15/20	128	116,919

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $321,521)					318,390

U.S. TREASURY OBLIGATIONS — 34.1%
U.S. Treasury Bonds	2.500%		02/15/45	55	49,347
U.S. Treasury Bonds	2.875%		05/15/43	15	14,625
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	325	320,859
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	20	17,618
U.S. Treasury Notes	1.750%		02/28/22	2,515	2,479,239
U.S. Treasury Notes	1.750%		03/31/22	600	590,765
U.S. Treasury Notes	2.000%		10/31/21	55	55,153
U.S. Treasury Notes	2.000%		11/15/21	155	155,454
U.S. Treasury Notes	2.000%		11/30/22	565	561,910
U.S. Treasury Notes	2.125%		09/30/21	115	116,213

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	2.125%	12/31/21	65	$65,574
U.S. Treasury Notes	3.125%	05/15/21	30	31,905

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,490,331)				4,458,662

TOTAL LONG-TERM INVESTMENTS (cost $11,365,873)				11,305,914

			Shares
SHORT-TERM INVESTMENTS — 4.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 4.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $569,835; includes $35,443 of cash collateral for securities on loan)(b)(w)(Note 4)			569,835	569,835

		Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16		Barclays Capital Group	2,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16		Barclays Capital Group	2,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16		Barclays Capital Group	2,200	1
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16		Barclays Capital Group	1,100	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16		Barclays Capital Group	1,100	1
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16		Barclays Capital Group	1,100	16
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16		Citigroup Global Markets	535	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16		Citigroup Global Markets	535	949

TOTAL OPTIONS PURCHASED (cost $5,658)				967

TOTAL SHORT-TERM INVESTMENTS (cost $575,493)				570,802

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 91.0% (cost $11,941,366)				11,876,716

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS WRITTEN*	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	3,300	$—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	3,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	3,300	(6)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	1,070	—

TOTAL OPTIONS WRITTEN (premiums received $2,784)			(6)

TOTAL INVESTMENTS — 91.0% (cost $11,938,582)			11,876,710
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 9.0%			1,176,713

NET ASSETS — 100.0%			$13,053,423

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,731; cash collateral of $35,443 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Position:
4	90 Day Euro Dollar	Mar. 2016	$993,908	$992,650	$(1,258)

Short Positions:
4	90 Day Euro Dollar	Sep. 2016	990,692	989,350	1,342
2	2 Year U.S. Treasury Notes	Mar. 2016	434,310	434,469	(159)
28	5 Year U.S. Treasury Notes	Mar. 2016	3,320,473	3,312,969	7,504
4	U.S. Long Bonds	Mar. 2016	618,083	615,000	3,083
1	U.S. Ultra Bonds	Mar. 2016	158,030	158,688	(658)

					11,112

					$9,854

(1)	Cash of $280,000 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
2,500	06/10/20	1.833%	3 Month LIBOR(2)	$36	$(20,654)	$(20,690)
675	01/08/21	1.683%	3 Month LIBOR(1)	154	(1,698)	(1,852)
405	05/31/22	2.200%	3 Month LIBOR(2)	564	(8,033)	(8,597)
245	05/31/22	2.217%	3 Month LIBOR(2)	151	(5,112)	(5,263)
155	08/31/22	1.745%	3 Month LIBOR(2)	151	1,548	1,397
11,800	06/10/25	2.467%	3 Month LIBOR(1)	199	334,625	334,426
710	01/08/26	2.210%	3 Month LIBOR(2)	156	(1,406)	(1,562)
390	02/15/36	2.502%	3 Month LIBOR(1)	784	(3,634)	(4,418)
150	01/08/46	2.659%	3 Month LIBOR(1)	153	1,197	1,044

				$2,348	$296,833	$294,485

Cash of $850,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$1,836,431	$—
Commercial Mortgage-Backed Securities	—	1,955,869	—
Corporate Bonds	—	2,736,562	—
U.S. Government Agency Obligations	—	318,390	—
U.S. Treasury Obligations	—	4,458,662	—
Affiliated Money Market Mutual Fund	569,835	—	—
Options Purchased	—	967	—
Options Written	—	(6)	—
Other Financial Instruments*
Futures Contracts	9,854	—	—
Centrally cleared interest rate swaps	—	294,485	—

Total	$579,689	$11,601,360	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	34.2%
Commercial Mortgage-Backed Securities	15.0
Non-Residential Mortgage-Backed Securities	14.1
Banks	5.7
Affiliated Money Market Mutual Fund (0.3% represents investments purchased with collateral from securities on loan)	4.4
Insurance	2.8
Pharmaceuticals	2.5
U.S. Government Agency Obligations	2.4
Chemicals	1.5
Auto Manufacturers	1.4

Electric	1.4%
Pipelines	1.1
Healthcare-Services	0.9
Diversified Financial Services	0.9
Telecommunications	0.8
Software	0.8
Computers	0.4
Oil & Gas Services	0.3
Oil & Gas	0.2
Biotechnology	0.1
Beverages	0.1

91.0
Other assets in excess of liabilities	9.0%

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments are interest rate risk and credit risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$11,929	*	Due from/to broker — variation margin futures	$2,075	*
Interest rate contracts	Due from/to broker — variation margin swaps	336,867	*	Due from/to broker — variation margin swaps	42,382	*
Interest rate contracts	Unaffiliated investments	967		Options written outstanding, at value	6

Total		$349,763			$44,463

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(148,994)	$47,584	$138,312	$12,766,536	$12,803,438

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$16,386	$16,386
Interest rate contracts	2,310	(4,753)	562,934	(12,193,863)	(11,633,372)

Total	$2,310	$(4,753)	$562,934	$(12,177,477)	$(11,616,986)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swap as Buyer(2)
$13,623	$10,808	$15,945,071	$7,520,632	$254,674	$1,200

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$18	$(6)	$—	$12
Citigroup Global Markets	949	—	—	949

	$967

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(6)	$6	$—	$—
Citigroup Global Markets	—	—	—	—

	$(6)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BOND PORTFOLIO 2024 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $34,731:
Unaffiliated investments (cost $11,371,531)	$11,306,881
Affiliated investments (cost $569,835)	569,835
Cash	11,655
Deposit with Broker for futures and centrally cleared swaps	1,130,000
Dividends and interest receivable	57,164
Receivable from advisor	41,379
Due from broker—variation margin swaps	36,288
Prepaid expenses	479

Total Assets	13,153,681

LIABILITIES:
Accrued expenses and other liabilities	56,246
Payable to broker for collateral for securities on loan	35,443
Due to broker—variation margin futures	6,959
Payable for fund share repurchased	906
Distribution fee payable	358
Affiliated transfer agent fee payable	340
Options written outstanding, at value (premiums received $2,784)	6

Total Liabilities	100,258

NET ASSETS	$13,053,423

Net assets were comprised of:
Paid-in capital	$(2,620,452)
Retained earnings	15,673,875

Net assets, December 31, 2015	$13,053,423

Net asset value and redemption price per share, $13,053,423 / 1,243,783 outstanding shares of beneficial interest	$10.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income.	$735,235
Affiliated income from securities lending, net	3,226
Affiliated dividend income	2,513

740,974

EXPENSES
Advisory fees	395,192
Distribution fee	74,853
Custodian and accounting fees	55,000
Audit fee	50,000
Commitment fee on syndicated credit agreement	33,000
Loan interest expense	18,770
Trustees’ fees	12,000
Legal fees and expenses	10,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	2,000
Miscellaneous	8,444

Total expenses	675,259
Less: advisory fee waiver	(76,989)

Net expenses	598,270

NET INVESTMENT INCOME	142,704

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	2,540,990
Futures transactions	138,312
Swap agreement transactions	12,766,536
Options written transactions	47,584

15,493,422

Net change in unrealized appreciation (depreciation) on:
Investments	(1,169,583)
Futures	562,934
Swap agreements	(12,177,477)
Options written	(4,753)

(12,788,879)

NET GAIN ON INVESTMENTS	2,704,543

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,847,247

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$142,704	$2,280,658
Net realized gain (loss) on investment transactions	15,493,422	(3,940,943)
Net change in unrealized appreciation (depreciation) on investments	(12,788,879)	31,079,889

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,847,247	29,419,604

FUND SHARE TRANSACTIONS:
Fund share sold [774,865 and 9,542,523 shares, respectively]	8,088,400	93,722,148
Fund share repurchased [19,926,971 and 18,293,824 shares, respectively]	(206,147,407)	(174,533,486)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(198,059,007)	(80,811,338)

TOTAL DECREASE IN NET ASSETS	(195,211,760)	(51,391,734)
NET ASSETS:
Beginning of year	208,265,183	259,656,917

End of year	$13,053,423	$208,265,183

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BOND PORTFOLIO 2025

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 92.7% ASSET-BACKED SECURITIES — 14.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-2, Class A2	0.680%		07/17/17	35	$34,730
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	275	275,197
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	307	306,230
Ally Auto Receivables Trust, Series 2015-1, Class A2	0.920%		02/15/18	1,300	1,297,541
Ally Auto Receivables Trust, Series 2015-SN1, Class A2A	0.930%		06/20/17	1,065	1,062,882
Ally Master Owner Trust, Series 2014-5, Class A1	0.821%	(c)	10/15/19	500	498,407
American Express Credit Account Master Trust, Series 2013-1, Class A	0.751%	(c)	02/16/21	200	199,958
American Express Credit Account Master Trust, Series 2013-2, Class B	1.031%	(c)	05/17/21	2,100	2,094,568
American Express Credit Account Master Trust, Series 2014-1, Class B	0.831%	(c)	12/15/21	200	197,722
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	100	99,797
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2B	0.676%	(c)	04/09/18	207	206,783
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A2B	0.696%	(c)	04/09/18	262	261,912
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	500	496,531
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,967	1,952,252
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	700	691,260
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	1,800	1,777,398
BA Credit Card Trust, Series 2014-A1, Class A	0.710%	(c)	06/15/21	500	499,135
BA Credit Card Trust, Series 2014-A3, Class A	0.621%	(c)	01/15/20	1,800	1,798,033
BA Credit Card Trust, Series 2015-A1, Class A	0.661%	(c)	06/15/20	600	598,826
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	1,607	1,607,549
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	500	498,406
Bank of The West Auto Trust, Series 2015-1, Class A3, 144A	1.310%		10/15/19	2,300	2,285,914
BMW Vehicle Lease Trust, Series 2015-2, Class A2B	0.932%	(c)	09/20/18	2,700	2,700,746
CarMax Auto Owner Trust, Series 2014-4, Class A2B	0.600%	(c)	02/15/18	238	237,742
CarMax Auto Owner Trust, Series 2015-2, Class A2B	0.611%	(c)	06/15/18	1,304	1,302,862
CarMax Auto Owner Trust, Series 2015-3, Class A2B	0.781%	(c)	11/15/18	2,400	2,399,341
Chase Issuance Trust, Series 2007-B1, Class B1	0.580%	(c)	04/15/19	300	298,466
Chase Issuance Trust, Series 2007-C1, Class C1	0.790%	(c)	04/15/19	1,370	1,364,274
Chase Issuance Trust, Series 2015-A1, Class A	0.651%	(c)	02/18/20	900	898,295
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	367	366,930
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A2, 144A	0.690%		09/15/17	29	28,685

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 144A	1.220%		07/15/19	1,300	$1,293,212
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.761%	(c)	07/15/21	200	199,760
Discover Card Execution Note Trust, Series 2015-A2, Class A	1.900%		10/17/22	1,300	1,282,167
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	1,331	1,329,515
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	357	355,494
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	2,700	2,682,272
Fifth Third Auto Trust, Series 2014-3, Class A2A	0.570%		05/15/17	192	191,400
Ford Credit Auto Owner Trust, Series 2012-B, Class B	1.670%		11/15/17	983	984,146
Ford Credit Auto Owner Trust, Series 2012-C, Class B	1.270%		12/15/17	1,900	1,902,046
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	200	199,458
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	200	201,613
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	500	499,179
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 144A	2.440%		01/15/27	1,900	1,889,580
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.711%	(c)	01/15/18	100	100,000
Ford Credit Floorplan Master Owner Trust, Series 2015-4, Class A2	0.931%	(c)	08/15/20	4,600	4,588,920
GE Dealer Floorplan Master Note Trust, Series 2014-1, Class A	0.782%	(c)	07/20/19	2,200	2,196,901
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.852%	(c)	10/20/19	1,000	998,190
GE Dealer Floorplan Master Note Trust, Series 2015-1, Class A	0.902%	(c)	01/20/20	700	696,575
GM Financial Automobile Leasing Trust, Series 2015-1, Class A2	1.100%		12/20/17	1,281	1,278,317
GM Financial Automobile Leasing Trust, Series 2015-3, Class A2B	0.982%	(c)	06/20/18	1,000	1,000,404
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $1,900,000; purchased 05/13/15)(f)(g)	0.831%	(c)	05/15/20	1,900	1,892,600
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B	0.500%	(c)	04/15/18	9	9,391
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	1,600	1,579,947
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	380	379,937
Hyundai Auto Lease Securitization Trust, Series 2015-A, Class A2, 144A	1.000%		10/15/17	729	727,907
John Deere Owner Trust, Series 2015-A, Class A2B	0.601%	(c)	02/15/18	648	648,059
John Deere Owner Trust, Series 2015-B, Class A2	0.980%		06/15/18	2,200	2,194,931
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.591%	(c)	08/16/21	300	297,816

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Mercedes Benz Auto Lease Trust, Series 2015-B, Class A2B	0.851%	(c)	01/16/18	1,600	$1,600,751
MMAF Equipment Finance LLC, Series 2015-AA, Class A2, 144A	0.960%		09/18/17	1,400	1,397,371
Nissan Auto Lease Trust, Series 2014-B, Class A2B	0.580%	(c)	04/17/17	248	248,132
Nissan Auto Owner Trust Receivables, Series 2014-A, Class A3	0.720%		08/15/18	1,903	1,898,056
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	2,652	2,652,000
Nissan Master Owner Trust Receivables, Series 2015-A, Class A1	0.730%	(c)	01/15/20	700	700,533
Porsche Innovative Lease Owner Trust, Series 2015-1, Class A2, 144A	0.790%		11/21/17	2,073	2,067,943
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(c)	12/17/18	1,100	1,099,606
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(c)	12/17/18	1,300	1,300,000
SunTrust Auto Receivables Trust, Series 2015-1, Class A3, 144A	1.420%		09/16/19	4,700	4,652,505
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	300	299,041
Synchrony Credit Card Master Note Trust, Series 2015-2, Class A	1.600%		04/15/21	800	794,293
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	600	595,231
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A2	0.530%		07/20/17	1,342	1,340,002
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.752%	(c)	07/22/19	100	98,889
World Omni Auto Receivables Trust, Series 2014-A, Class A3	0.940%		04/15/19	2,287	2,281,367
World Omni Auto Receivables Trust, Series 2014-B, Class A2B	0.561%	(c)	01/16/18	248	247,684
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A2B	0.541%	(c)	03/15/17	63	62,763

TOTAL ASSET-BACKED SECURITIES (cost $83,556,359)					83,274,276

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.6%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	6.055%	(c)	05/10/45	2,600	2,629,630
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(c)	07/10/44	1,337	1,343,991
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(c)	04/10/49	914	940,078
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A1A	5.361%		02/10/51	470	490,580
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class AM	5.620%	(c)	04/12/38	50	50,236
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.790%		03/10/47	100	101,635
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	138	139,102
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%		04/15/47	2,700	2,811,026

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.044%	(c)	12/10/49	79	$82,627
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A1	0.666%		10/15/45	8	8,110
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A2	1.765%		10/15/45	50	50,027
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class A5	3.917%		10/10/47	500	518,856
Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.757%	(c)	06/10/46	110	110,532
Commercial Mortgage Trust, Series 2006-GG7, Class A4	5.826%	(c)	07/10/38	1,040	1,044,873
Commercial Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	791	795,636
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%		10/15/45	55	54,552
Commercial Mortgage Trust, Series 2012-LC4, Class A2	2.256%		12/10/44	45	45,563
Commercial Mortgage Trust, Series 2013-CR7, Class A1	0.716%		03/10/46	1,359	1,349,097
Commercial Mortgage Trust, Series 2014-CCRE19, Class A4	3.532%		08/10/47	110	111,639
Commercial Mortgage Trust, Series 2014-CR18, Class A3	3.528%		07/15/47	2,200	2,270,558
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	1,000	993,914
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	2,900	2,945,527
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	80	81,560
Commercial Mortgage Trust, Series 2014-UBS5, Class A4	3.838%		09/10/47	2,000	2,060,853
Commercial Mortgage Trust, Series 2015-CR22, Class A3	3.207%		03/10/48	1,300	1,303,477
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	3,000	2,978,912
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	2,600	2,620,291
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AJ	5.461%	(c)	02/15/39	287	286,285
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A	5.659%	(c)	03/15/39	345	345,296
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A3	5.659%	(c)	03/15/39	16	15,696
Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class AM	5.509%		09/15/39	1,715	1,747,068
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	1,375	1,406,107
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2	3.642%		08/10/44	2,067	2,074,682
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(c)	02/25/23	670	696,850
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2	3.527%	(c)	10/25/23	1,120	1,173,187
GS Mortgage Securities Trust, Series 2006-GG6, Class AM	5.622%	(c)	04/10/38	17	16,947
GS Mortgage Securities Trust, Series 2011-GC3, Class A3, 144A	4.473%		03/10/44	3,000	3,000,182

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	160	$162,841
GS Mortgage Securities Trust, Series 2014-GC20, Class A4	3.721%		04/10/47	20	20,905
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	25	25,335
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	2,100	2,140,082
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	90	92,323
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	150	151,479
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,000	1,002,759
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM	5.440%		05/15/45	3,000	3,052,305
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A1A	5.695%	(c)	02/12/49	4,092	4,269,010
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	4,416	4,434,119
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A1	0.670%		12/15/47	5	5,433
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A1	0.730%		12/15/47	34	33,591
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A	5.387%		02/15/40	3,172	3,261,834
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	3,000	3,133,087
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(c)	05/12/39	100	100,386
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class AM	5.889%	(c)	06/12/46	55	55,564
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class AM	5.456%	(c)	07/12/46	4,365	4,436,608
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%	(c)	12/12/49	4,500	4,618,244
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	800	793,139
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%		12/15/47	1,700	1,741,558
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	4,500	4,496,814
Morgan Stanley Capital I Trust, Series 2006-HQ9, Class AM	5.773%	(c)	07/12/44	35	35,430
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2, 144A	3.884%		09/15/47	154	154,461
Morgan Stanley Capital I Trust, Series 2011-C3, Class A2	3.224%		07/15/49	379	382,554
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	3,500	3,509,588
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	3,000	3,099,080
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A1	0.779%		03/10/46	1,883	1,861,383
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.301%	(c)	10/15/44	137	136,991
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class AM	5.609%	(c)	03/15/45	500	501,611

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.767%	(c)	05/15/43	50	$50,260
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM	5.767%	(c)	05/15/43	50	50,237
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A	5.749%	(c)	07/15/45	28	28,107
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	5.603%	(c)	10/15/48	3,800	3,882,341
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%		06/15/48	2,200	2,182,506
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A3	3.086%		04/15/50	1,600	1,589,557
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	50	50,828

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $96,062,954)					94,237,532

CORPORATE BONDS — 12.0%
Agriculture — 0.4%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%		06/15/22	1,295	1,327,480
Reynolds American, Inc., Gtd. Notes	4.000%		06/12/22	745	774,489

					2,101,969

Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%		11/04/19	400	392,735
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25	1,330	1,325,232
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.400%		09/15/19	55	54,741

					1,772,708

Banks — 4.3%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	2,470	2,551,140
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	345	342,301
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes	3.650%		02/04/24	10	10,383
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	3.200%		02/05/25	535	517,150
Citigroup, Inc., Sr. Unsec’d. Notes	2.550%		04/08/19	25	25,102
Citigroup, Inc., Sr. Unsec’d. Notes	3.750%		06/16/24	1,265	1,287,712
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	105	102,195
Citigroup, Inc., Sub. Notes	4.300%		11/20/26	125	124,383
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	840	848,407
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.625%		01/31/19	75	75,536
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	1,550	1,523,360
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		07/08/24	1,165	1,188,836
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	25	28,431
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19	415	411,639
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.125%		01/23/25	2,175	2,115,842
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.625%		05/13/24	130	131,926
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	260	255,532
Morgan Stanley, Sr. Unsec’d. Notes	2.500%		01/24/19	50	50,273

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Morgan Stanley, Sr. Unsec’d. Notes	3.700%	10/23/24	350	$351,683
Morgan Stanley, Sr. Unsec’d. Notes(a)	3.750%	02/25/23	20	20,485
Morgan Stanley, Sr. Unsec’d. Notes(a)	3.875%	04/29/24	2,080	2,120,308
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%	07/28/21	25	28,009
Morgan Stanley, Sub. Notes, MTN	4.100%	05/22/23	120	121,224
Morgan Stanley, Sub. Notes, MTN	4.350%	09/08/26	100	100,327
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.875%	09/17/18	365	362,621
PNC Bank NA, Sr. Unsec’d. Notes	2.950%	02/23/25	345	333,854
PNC Bank NA, Sr. Unsec’d. Notes	3.300%	10/30/24	250	250,276
Royal Bank of Canada (Canada), Covered Notes	2.100%	10/14/20	3,700	3,635,775
Royal Bank of Canada (Canada), Covered Notes	2.200%	09/23/19	4,029	4,032,360
US Bancorp, Sr. Unsec’d. Notes, MTN	3.700%	01/30/24	25	26,179
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.000%	01/22/21	45	45,493
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.000%	02/19/25	340	330,704
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.300%	09/09/24	30	29,845
Wells Fargo & Co., Sub. Notes, MTN	4.300%	07/22/27	1,035	1,057,288

				24,436,579

Beverages
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	50	48,104

Biotechnology — 1.2%
Amgen, Inc., Sr. Unsec’d. Notes	2.200%	05/22/19	350	349,558
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	350	349,869
Biogen, Inc., Sr. Unsec’d. Notes	3.625%	09/15/22	2,430	2,456,915
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	2,385	2,408,185
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%	03/01/26	770	776,529
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	400	409,728

				6,750,784

Chemicals — 0.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	3.500%	10/01/24	2,150	2,084,638
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	450	448,590

				2,533,228

Computers — 0.6%
Apple, Inc., Sr. Unsec’d. Notes(a)	3.200%	05/13/25	625	632,564
Apple, Inc., Sr. Unsec’d. Notes	3.450%	05/06/24	650	673,364
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.450%	10/05/17	1,885	1,883,402
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%	10/05/18	355	354,802

				3,544,132

Diversified Financial Services — 0.1%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.250%	08/15/19	130	130,023
Discover Financial Services, Sr. Unsec’d. Notes(a)	3.750%	03/04/25	205	196,863
Discover Financial Services, Sr. Unsec’d. Notes	5.200%	04/27/22	25	26,734
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	250	253,753

				607,373

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric — 0.3%
Dominion Resources, Inc., Sr. Unsec’d. Notes	3.900%		10/01/25	250	$250,260
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.000%		03/01/19	150	164,276
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%		08/15/24	125	125,455
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500%		06/15/25	265	267,941
PacifiCorp, First Mortgage Bonds	3.350%		07/01/25	780	786,332

					1,594,264

Food Products — 0.1%
JM Smucker Co. (The), Gtd. Notes	3.500%		03/15/25	505	502,265

Forest Products & Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	3.800%		01/15/26	720	709,376

Healthcare-Products — 0.6%
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%		12/15/24	650	655,542
Danaher Corp., Sr. Unsec’d. Notes	3.350%		09/15/25	655	664,951
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	1,975	1,991,136

					3,311,629

Healthcare-Services — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	2.200%		03/15/19	25	24,870
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%		09/29/21	320	324,231
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.350%		07/15/22	1,060	1,084,213

					1,433,314

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	2.300%		07/16/19	35	34,704
American International Group, Inc., Sr. Unsec’d. Notes	3.750%		07/10/25	1,205	1,194,227
American International Group, Inc., Sr. Unsec’d. Notes	4.125%		02/15/24	400	410,764
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	25	25,402
Lincoln National Corp., Sr. Unsec’d. Notes	3.350%		03/09/25	245	236,220
MetLife, Inc., Sr. Unsec’d. Notes	3.048%		12/15/22	95	94,786
MetLife, Inc., Sr. Unsec’d. Notes	4.750%		02/08/21	85	93,035

					2,089,138

Media — 0.4%
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	4.464%		07/23/22	2,210	2,202,287

Oil & Gas
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%		04/01/20	50	49,459
Exxon Mobil Corp., Sr. Unsec’d. Notes	0.662%	(c)	03/15/19	50	49,647
Nabors Industries, Inc., Gtd. Notes	5.000%		09/15/20	150	131,606

					230,712

Oil & Gas Services
Cameron International Corp., Sr. Unsec’d. Notes	3.600%		04/30/22	25	24,725

Pharmaceuticals — 1.0%
AbbVie, Inc., Sr. Unsec’d. Notes	3.200%		11/06/22	290	285,457
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25	1,260	1,243,538
Actavis Funding SCS, Gtd. Notes	3.450%		03/15/22	1,285	1,286,402

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
Cardinal Health, Inc., Sr. Unsec’d. Notes(a)	3.750%	09/15/25	1,420	$1,441,595
Johnson & Johnson, Sr. Unsec’d. Notes	3.375%	12/05/23	50	53,004
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%	02/10/25	1,090	1,061,124
Novartis Capital Corp. (Switzerland), Gtd. Notes	3.400%	05/06/24	50	51,619

				5,422,739

Pipelines — 0.2%
Enterprise Products Operating LLC, Gtd. Notes(a)	3.700%	02/15/26	295	264,616
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%	02/15/25	1,090	997,031
Enterprise Products Operating LLC, Gtd. Notes	3.900%	02/15/24	35	32,655

				1,294,302

Retail — 0.6%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	2,300	2,276,225
CVS Health Corp., Sr. Unsec’d. Notes(a)	3.875%	07/20/25	555	566,422
CVS Health Corp., Sr. Unsec’d. Notes	4.000%	12/05/23	25	25,980
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	3.300%	04/22/24	400	412,770
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	25	27,524

				3,308,921

Software — 0.3%
Microsoft Corp., Sr. Unsec’d. Notes	2.375%	02/12/22	310	305,987
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	135	135,716
Oracle Corp., Sr. Unsec’d. Notes	2.950%	05/15/25	810	789,094
Oracle Corp., Sr. Unsec’d. Notes	3.400%	07/08/24	400	406,181

				1,636,978

Telecommunications — 0.4%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	1,450	1,393,580
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	600	659,596

				2,053,176

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.400%	09/01/24	600	600,563
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21	150	153,308

				753,871

TOTAL CORPORATE BONDS (cost $68,705,873)				68,362,574

NON-CORPORATE FOREIGN AGENCIES — 0.3%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, RegS	0.875%	03/17/17	1,000	998,555
Netherlands Government Bond (Netherlands), Unsec’d. Notes, RegS	1.000%	02/24/17	600	600,178

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,601,009)				1,598,733

SOVEREIGN BONDS — 0.3%
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	600	601,928

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Kingdom of Belgium (Belgium), Sr. Unsec’d. Notes, MTN	1.500%		06/22/18	$600	$599,448
Republic of Austria (Austria), Sr. Unsec’d. Notes, MTN, RegS	1.750%		06/17/16	600	602,664

TOTAL SOVEREIGN BONDS (cost $1,806,767)					1,804,040

U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.5%
Federal Home Loan Banks	0.500%		09/28/16	1,200	1,197,894
Federal Home Loan Banks	1.000%		12/19/17	10,800	10,773,097
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	250	253,473
Federal National Mortgage Assoc.(h)	1.125%		07/20/18	6,025	6,000,424
Federal National Mortgage Assoc.(a)(k)	1.125%		12/14/18	2,835	2,811,382
Federal National Mortgage Assoc.(k)	1.500%		11/30/20	1,820	1,787,668
Federal National Mortgage Assoc.	1.625%		01/21/20	20	19,925
Federal National Mortgage Assoc.	1.875%		02/19/19	25	25,336
Federal National Mortgage Assoc.(a)	2.625%		09/06/24	2,580	2,607,242
Financing Corp., Strips Principal, Debs., PO	1.602%	(s)	05/11/18	3,580	3,467,953
Hashemite Kingdom of Jordan, USAID Bond, Gtd. Notes	2.503%		10/30/20	13,530	13,868,588
Hashemite Kingdom of Jordan, USAID Bond, Gtd. Notes	2.578%		06/30/22	4,950	5,003,683
Hashemite Kingdom of Jordan, USAID Bond, Gtd. Notes	3.000%		06/30/25	1,325	1,362,328
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	3.091%	(s)	08/15/24	300	232,587
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23	7,060	8,459,221
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		04/26/24	4,260	5,151,737
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.981%	(s)	07/15/20	18,071	16,506,521
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	1.965%	(s)	10/15/20	8,180	7,402,074
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.559%	(s)	01/15/21	270	241,640
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	1,415	1,422,709
Ukraine Government USAID Bond, Gtd. Notes	1.847%		05/29/20	5,155	5,133,782

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $94,295,350)					93,729,264

U.S. TREASURY OBLIGATIONS — 32.3%
U.S. Treasury Bonds	2.500%		02/15/45	2,225	1,996,330
U.S. Treasury Bonds	2.750%		11/15/42	660	629,295
U.S. Treasury Bonds(h)	2.875%		05/15/43	13,125	12,796,875
U.S. Treasury Bonds	2.875%		08/15/45	2,295	2,228,929
U.S. Treasury Bonds	3.000%		05/15/45	4,840	4,817,881
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	13,416	13,245,453
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	742	647,423
U.S. Treasury Notes	1.000%		10/31/16	15	15,029
U.S. Treasury Notes	1.000%		09/15/18	5	4,964
U.S. Treasury Notes	1.500%		10/31/19	6,365	6,345,109
U.S. Treasury Notes	1.750%		02/28/22	39,495	38,933,421
U.S. Treasury Notes	1.750%		03/31/22	32,650	32,147,484
U.S. Treasury Notes	1.750%		05/15/23	8,650	8,427,332
U.S. Treasury Notes	2.000%		11/30/22	31,120	30,949,805
U.S. Treasury Notes(h)	2.125%		09/30/21	8,950	9,044,396
U.S. Treasury Notes	2.125%		12/31/21	4,860	4,902,904

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	2.250%		11/15/25	1,475	$1,471,715
U.S. Treasury Notes	2.625%		11/15/20	590	613,001
U.S. Treasury Notes	3.625%		02/15/21	11,370	12,359,099
U.S. Treasury Strips Coupon	2.363%	(s)	08/15/30	1,210	803,338
U.S. Treasury Strips Coupon	2.519%	(s)	08/15/25	740	583,791
U.S. Treasury Strips Coupon	3.103%	(s)	11/15/34	550	313,027

TOTAL U.S. TREASURY OBLIGATIONS (cost $184,504,360)					183,276,601

TOTAL LONG-TERM INVESTMENTS (cost $530,532,672)					526,283,020

				Shares
SHORT-TERM INVESTMENTS — 9.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $51,047,045; includes $12,819,303 of cash collateral received for securities on loan)(b)(w)(Note 4)				51,047,045	51,047,045

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	83,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	83,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	83,000	38
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	41,500	1
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	41,500	34
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	41,500	611
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	20,335	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	20,335	36,076

TOTAL OPTIONS PURCHASED (cost $214,237)					36,760

TOTAL SHORT-TERM INVESTMENTS (cost $51,261,282)					51,083,805

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.7% (cost $581,793,954)					577,366,825

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS WRITTEN*	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	40,670	$—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	124,500	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	124,500	(1)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	124,500	(210)

TOTAL OPTIONS WRITTEN (premiums received $105,305)			(211)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.7% (cost $581,688,649)			577,366,614
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.7)%			(9,869,772)

NET ASSETS — 100.0%			$567,496,842

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,543,120; cash collateral of $12,819,303 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the original cost of the restricted security is $1,900,000. The value of $1,892,600 is approximately 0.3% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
165	90 Day Euro Dollar	Mar. 2016	$40,998,717	$40,946,812	$(51,905)
124	2 Year U.S. Treasury Notes	Mar. 2016	26,946,582	26,937,062	(9,520)

					(61,425)

Short Positions:
165	90 Day Euro Dollar	Sep. 2016	40,866,033	40,810,688	55,345
263	5 Year U.S. Treasury Notes	Mar. 2016	31,237,205	31,118,242	118,963
420	10 Year U.S. Treasury Notes	Mar. 2016	53,081,689	52,880,625	201,064
202	U.S. Long Bonds	Mar. 2016	31,256,323	31,057,500	198,823
1	U.S. Ultra Bonds	Mar. 2016	158,030	158,688	(658)

					573,537

					$512,112

(1)	U.S. Government Agency Obligations with a combined market value of $1,893,439 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
75,000	06/12/17	0.980%	3 Month LIBOR(2)	$319	$9,245	$8,926
50,000	06/12/18	1.355%	3 Month LIBOR(2)	262	(101,382)	(101,644)
60,000	06/12/20	1.896%	3 Month LIBOR(2)	393	(656,852)	(657,245)
26,765	01/08/21	1.683%	3 Month LIBOR(1)	295	(67,313)	(67,608)
75,000	03/18/22	2.086%	3 Month LIBOR(2)	600	(881,635)	(882,235)
29,965	05/31/22	2.200%	3 Month LIBOR(2)	(1,024)	(594,375)	(593,351)
9,080	05/31/22	2.217%	3 Month LIBOR(2)	199	(189,481)	(189,680)
30,000	06/12/22	2.242%	3 Month LIBOR(2)	312	(662,940)	(663,252)
40,000	08/10/22	2.053%	3 Month LIBOR(2)	366	(387,081)	(387,447)
6,085	08/31/22	1.745%	3 Month LIBOR(2)	183	60,770	60,587
104,000	10/09/22	1.728%	3 Month LIBOR(2)	712	1,293,295	1,292,583
8,040	02/12/24	2.078%	3 Month LIBOR(2)	198	(1,907)	(2,105)
160	08/18/24	2.750%	3 Month LIBOR(1)	151	8,174	8,023
850	09/06/24	2.735%	3 Month LIBOR(2)	157	(42,316)	(42,473)
19,000	10/07/24	2.606%	3 Month LIBOR(1)	302	740,634	740,332
15,000	10/09/24	2.582%	3 Month LIBOR(1)	270	555,392	555,122
11,000	01/06/25	2.240%	3 Month LIBOR(1)	238	84,650	84,412
22,000	01/22/25	1.916%	3 Month LIBOR(2)	326	(435,172)	(435,498)
19,000	03/02/25	2.119%	3 Month LIBOR(1)	302	(60,449)	(60,751)
6,800	03/12/25	2.243%	3 Month LIBOR(1)	204	48,690	48,486
65,000	03/19/25	2.306%	3 Month LIBOR(1)	670	771,221	770,551
212,000	05/12/25	2.229%	3 Month LIBOR(1)	1,823	1,076,986	1,075,163
158,000	06/12/25	2.556%	3 Month LIBOR(1)	1,414	5,233,437	5,232,023
125,000	09/03/25	2.217%	3 Month LIBOR(1)	1,050	646,113	645,063
2,860	11/12/25	2.263%	3 Month LIBOR(2)	171	(23,528)	(23,699)
14,200	12/31/25	0.000%	3 Month LIBOR(1)	264	1,558,292	1,558,028
8,800	12/31/25	0.000%	3 Month LIBOR(1)	220	1,003,871	1,003,651
4,650	12/31/25	0.000%	3 Month LIBOR(1)	187	987,745	987,558
3,350	12/31/25	0.000%	3 Month LIBOR(1)	177	262,097	261,920
28,225	01/08/26	2.210%	3 Month LIBOR(2)	379	(55,881)	(56,260)
10,000	10/09/29	2.892%	3 Month LIBOR(1)	250	584,594	584,344
16,200	03/12/30	2.441%	3 Month LIBOR(1)	262	33,750	33,488
12,000	06/17/30	2.692%	3 Month LIBOR(1)	270	389,820	389,550
23,500	10/26/30	2.268%	3 Month LIBOR(2)	362	421,207	420,845
18,050	02/15/36	2.502%	3 Month LIBOR(1)	7,763	(168,183)	(175,946)
5,995	01/08/46	2.659%	3 Month LIBOR(1)	258	47,850	47,592

				$20,285	$11,489,338	$11,469,053

A U.S. Government Obligation and U.S. Treasury Obligations with a combined market value of $24,263,670 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$83,274,276	$—
Commercial Mortgage-Backed Securities	—	94,237,532	—
Corporate Bonds	—	68,362,574	—
Non-Corporate Foreign Agencies	—	1,598,733	—
Sovereign Bonds	—	1,804,040	—
U.S. Government Agency Obligations	—	93,729,264	—
U.S. Treasury Obligations	—	183,276,601	—
Affiliated Money Market Mutual Fund	51,047,045	—	—
Options Purchased	—	36,760	—
Options Written	—	(211)	—
Other Financial Instruments*
Futures Contracts	512,112	—	—
Centrally cleared interest rate swaps	—	11,469,053	—

Total	$51,559,157	$537,788,622	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	32.3%
Commercial Mortgage-Backed Securities	16.6
U.S. Government Agency Obligations	16.5
Non-Residential Mortgage-Backed Securities	14.7
Affiliated Money Market Mutual Fund (2.3% represents investments purchased with collateral from securities on loan)	9.0
Banks	4.3
Biotechnology	1.2
Pharmaceuticals	1.0
Computers	0.6
Healthcare-Products	0.6
Retail	0.6
Chemicals	0.4
Media	0.4

Agriculture	0.4%
Insurance	0.4
Telecommunications	0.4
Sovereign Bonds	0.3
Auto Manufacturers	0.3
Software	0.3
Non-Corporate Foreign Agencies	0.3
Electric	0.3
Healthcare-Services	0.2
Pipelines	0.2
Transportation	0.1
Forest Products & Paper	0.1
Diversified Financial Services	0.1
Food Products	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$574,195	*	Due from/to broker — variation margin futures	$62,083	*
Interest rate contracts	Due from/to broker — variation margin swaps	15,808,247	*	Due from/to broker — variation margin swaps	4,339,194	*
Interest rate contracts	Unaffiliated investments	36,760		Options written outstanding, at value	211

Total		$16,419,202			$4,401,488

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(871,839)	$499,761	$(567,872)	$4,516,112	$3,576,162

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(173,976)	$101,329	$336,405	$7,440,983	$7,704,741

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$202,018	$202,668	$21,261,491	$145,446,125	$791,984

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$684	$(211)	$—	$473
Citigroup Global Markets	36,076	—	—	36,076

	$36,760

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(211)	$211	$—	$—
Citigroup Global Markets	—	—	—	—

	$(211)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BOND PORTFOLIO 2025 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $12,543,120:
Unaffiliated investments (cost $530,746,909)	$526,319,780
Affiliated investments (cost $51,047,045)	51,047,045
Cash	2,842
Dividends and interest receivable	2,192,113
Due from broker—variation margin swaps	1,538,836
Receivable for investments sold	6,995
Prepaid expenses	4,292
Receivable for fund share sold	755

Total Assets	581,112,658

LIABILITIES:
Payable to broker for collateral for securities on loan	12,819,303
Due to broker—variation margin futures	267,875
Advisory fees payable	223,578
Payable for fund share repurchased	204,105
Accrued expenses and other liabilities	84,918
Distribution fee payable	15,246
Affiliated transfer agent fee payable	340
Payable for investments purchased	240
Options written outstanding, at value (premiums received $105,305)	211

Total Liabilities	13,615,816

NET ASSETS	$567,496,842

Net assets were comprised of:
Paid-in capital	$548,155,982
Retained earnings	19,340,860

Net assets, December 31, 2015	$567,496,842

Net asset value and redemption price per share, $567,496,842 / 48,327,914 outstanding shares of beneficial interest	$11.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$8,239,340
Affiliated dividend income	72,513
Affiliated income from securities lending, net	7,430

8,319,283

EXPENSES
Advisory fees	2,244,875
Distribution fee	846,089
Custodian and accounting fees	82,000
Audit fee	46,000
Trustees’ fees	15,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense	5,096
Insurance expenses	3,000
Miscellaneous	5,993

Total expenses	3,279,053
Less: distribution fee waiver	(24,952)

Net expenses	3,254,101

NET INVESTMENT INCOME	5,065,182

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	2,099,391
Futures transactions	(567,872)
Swap agreement transactions	4,516,112
Options written transactions	499,761

6,547,392

Net change in unrealized appreciation (depreciation) on:
Investments	(5,279,678)
Futures	336,405
Swap agreements	7,440,983
Options written	101,329

2,599,039

NET GAIN ON INVESTMENTS	9,146,431

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,211,613

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	January 2, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$5,065,182	$358,234
Net realized gain (loss) on investment transactions	6,547,392	(289,078)
Net change in unrealized appreciation (depreciation) on investments	2,599,039	5,060,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,211,613	5,129,247

FUND SHARE TRANSACTIONS:
Fund share sold [69,924,113 and 11,788,737 shares, respectively]	809,771,620	129,927,891
Fund share repurchased [30,841,054 and 2,543,882 shares, respectively]	(362,867,131)	(28,676,398)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	446,904,489	101,251,493

TOTAL INCREASE IN NET ASSETS	461,116,102	106,380,740
NET ASSETS:
Beginning of period	106,380,740	—

End of period	$567,496,842	$106,380,740

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BOND PORTFOLIO 2026

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 91.9% ASSET-BACKED SECURITIES — 14.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2015-1, Class A2	0.920%		02/15/18	600	$598,865
Ally Auto Receivables Trust, Series 2015-SN1, Class A2A	0.930%		06/20/17	164	163,520
American Express Credit Account Master Trust, Series 2013-2, Class B	1.031%	(c)	05/17/21	400	398,965
American Express Credit Account Master Trust, Series 2014-1, Class B	0.831%	(c)	12/15/21	175	173,007
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A2B	0.696%	(c)	04/09/18	26	26,191
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	300	296,233
BA Credit Card Trust, Series 2014-A3, Class A	0.621%	(c)	01/15/20	200	199,781
BA Credit Card Trust, Series 2015-A1, Class A	0.661%	(c)	06/15/20	50	49,902
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	200	200,068
Bank of The West Auto Trust, Series 2015-1, Class A3, 144A	1.310%		10/15/19	800	795,101
BMW Vehicle Lease Trust, Series 2015-2, Class A2B	0.932%	(c)	09/20/18	600	600,166
CarMax Auto Owner Trust, Series 2015-2, Class A2B	0.611%	(c)	06/15/18	186	186,123
CarMax Auto Owner Trust, Series 2015-3, Class A2B	0.781%	(c)	11/15/18	500	499,863
Chase Issuance Trust, Series 2013-A3, Class A3	0.611%	(c)	04/15/20	200	199,580
Chase Issuance Trust, Series 2015-A1, Class A1	0.651%	(c)	02/18/20	100	99,811
Citibank Credit Card Issuance Trust, Series 2013-A10, Class A10	0.730%		02/07/18	800	799,881
Discover Card Execution Note Trust, Series 2015-A2, Class A	1.900%		10/17/22	200	197,257
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	513	512,417
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	300	298,030
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	300	299,507
Ford Credit Auto Owner Trust, Series 2014-B, Class A2	0.470%		03/15/17	4	3,752
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 144A	2.440%		01/15/27	700	696,161
Ford Credit Auto Owner Trust, Series 2015-A, Class A2B	0.581%	(c)	01/15/18	67	66,899
Ford Credit Floorplan Master Owner Trust, Series 2015-4, Class A2	0.931%	(c)	08/15/20	1,000	997,591
GE Dealer Floorplan Master Note Trust, Series 2014-1, Class A	0.782%	(c)	07/20/19	800	798,873
GM Financial Automobile Leasing Trust, Series 2015-1, Class A2	1.100%		12/20/17	171	170,442
GM Financial Automobile Leasing Trust, Series 2015-3, Class A2B	0.982%	(c)	06/20/18	600	600,242
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $300,000, purchased 05/13/15)(f)(g)	0.831%	(c)	05/15/20	300	298,832
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	500	493,733

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Hyundai Auto Lease Securitization Trust, Series 2015-A, Class A2, 144A	1.000%		10/16/17	91	$90,988
John Deere Owner Trust, Series 2015-A, Class A2B	0.601%	(c)	02/15/18	93	92,580
John Deere Owner Trust, Series 2015-B, Class A2	0.980%		06/15/18	400	399,078
Mercedes Benz Auto Lease Trust, Series 2015-B, Class A2B	0.851%	(c)	01/16/18	300	300,141
Nissan Auto Receivables Owner Trust, Series 2014-A, Class A3	0.720%		08/15/18	662	660,193
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.631%	(c)	02/15/18	1,000	1,000,000
Porsche Innovative Lease Owner Trust, Series 2015-1, Class A2, 144A	0.790%		11/21/17	518	516,986
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(c)	12/17/18	300	299,893
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(c)	12/17/18	300	300,000
SunTrust Auto Receivables Trust, Series 2015-1A, Class A3, 144A	1.420%		09/16/19	1,000	989,895
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	200	198,410
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A2	0.530%		07/20/17	89	89,333
World Omni Auto Receivables Trust, Series 2014-A, Class A3	0.940%		04/15/19	796	793,519

TOTAL ASSET-BACKED SECURITIES (cost $16,505,512)					16,451,809

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.6%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	6.055%	(c)	05/10/45	200	202,279
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(c)	07/10/44	89	89,599
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%		04/15/47	600	624,673
Commercial Mortgage Trust, Series 2006-GG7, Class A4	5.826%	(c)	07/10/38	36	36,030
Commercial Mortgage Trust, Series 2013-CR7, Class A1	0.716%		03/10/46	233	231,274
Commercial Mortgage Trust, Series 2013-LC13, Class A2	3.009%		08/10/46	400	408,319
Commercial Mortgage Trust, Series 2014-CR18, Class A3	3.528%		07/15/47	400	412,829
Commercial Mortgage Trust, Series 2014-LC17, Class A5	3.917%		10/10/47	206	213,769
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	300	304,710
Commercial Mortgage Trust, Series 2014-UBS5, Class A4	3.838%		09/10/47	215	221,542
Commercial Mortgage Trust, Series 2015-CR22, Class A3	3.207%		03/10/48	100	100,267
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	600	595,782
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	600	604,682

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A	5.659%	(c)	03/15/39	38	$38,366
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A3	5.659%	(c)	03/15/39	10	10,464
Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class AM	5.509%		09/15/39	700	713,089
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	47	48,486
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2	3.642%		08/10/44	429	430,594
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%		02/25/23	200	208,015
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2	3.527%		10/25/23	180	188,548
GS Mortgage Securities Trust, Series 2006-GG6, Class AM	5.622%	(c)	04/10/38	1	584
GS Mortgage Securities Trust, Series 2011-GC3, Class A3, 144A	4.473%		03/10/44	1,000	1,000,061
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	60	61,065
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	600	604,480
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	400	407,635
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	60	61,548
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A1A	5.811%	(c)	06/12/43	609	613,851
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM	5.909%	(c)	04/15/45	600	605,714
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM	5.440%		05/15/45	501	509,938
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A1A	5.695%	(c)	02/12/49	682	711,502
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	964	967,444
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.335%		11/15/38	407	415,067
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3	5.347%		11/15/38	650	662,122
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A	5.387%		02/15/40	211	217,456
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(c)	05/12/39	50	50,193
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class AM	5.889%	(c)	06/12/46	50	50,513
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class AM	5.456%	(c)	07/12/46	900	914,765
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%		12/12/49	1,000	1,026,277
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A1	0.825%		05/15/46	105	104,221
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%		12/15/47	150	153,667
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	800	799,434
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AM	5.478%	(c)	02/12/44	250	257,525

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2, 144A	3.884%		09/15/47	70	$69,507
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	700	701,918
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	600	619,816
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A1	0.779%		03/10/46	377	372,277
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM	5.767%	(c)	05/15/43	116	116,550
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A1A	5.559%		10/15/48	63	64,227
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	5.603%	(c)	10/15/48	800	817,335
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5	5.500%		04/15/47	275	282,697
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A2	2.552%		06/15/48	800	801,574
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%		06/15/48	500	496,024
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A3	3.086%		04/15/50	100	99,347

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $20,650,538)					20,319,651

CORPORATE BONDS — 9.8%
Agriculture — 0.4%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%		06/15/22	275	281,897
Reynolds American, Inc., Gtd. Notes	4.000%		06/12/22	155	161,135

					443,032

Auto Manufacturers — 0.2%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25	280	278,996

Banks — 3.1%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	585	604,217
Capital One Financial Corp., Sr. Unsec’d. Notes	3.200%		02/05/25	25	24,166
Citigroup, Inc., Sr. Unsec’d. Notes	3.750%		06/16/24	130	132,334
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	250	243,322
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	200	202,002
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	525	515,977
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	55	56,125
JPMorgan Chase & Co, Sub. Notes	4.250%		10/01/27	100	99,761
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.125%		01/23/25	580	564,225
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%		10/23/24	75	75,361
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%		04/29/24	505	514,786
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%		09/17/18	200	198,697
Royal Bank of Canada (Canada), Covered Bonds	2.200%		09/23/19	63	63,053
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.000%		02/19/25	20	19,453
Wells Fargo & Co., Sub. Notes, GMTN	4.300%		07/22/27	215	219,630

					3,533,109

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Biotechnology — 1.1%
Biogen, Inc., Sr. Unsec’d. Notes	3.625%	09/15/22	510	$515,649
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	495	499,812
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%	03/01/26	210	211,781

				1,227,242

Chemicals — 0.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.500%	10/01/24	450	436,320

Computers — 0.6%
Apple, Inc., Sr. Unsec’d. Notes	3.200%	05/13/25	105	106,271
Apple, Inc., Sr. Unsec’d. Notes	3.450%	05/06/24	100	103,594
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%	10/05/17	395	394,665
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%	10/05/18	75	74,958

				679,488

Diversified Financial Services
Discover Financial Services, Sr. Unsec’d. Notes	3.750%	03/04/25	20	19,206

Electric — 0.2%
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500%	06/15/25	60	60,666
PacifiCorp, First Mortgage Bonds	3.350%	07/01/25	160	161,299

				221,965

Food
JM Smucker Co. (The), Gtd. Notes	3.500%	03/15/25	35	34,810

Forest Products & Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	3.800%	01/15/26	125	123,156

Healthcare-Products — 0.5%
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%	12/15/24	100	100,853
Danaher Corp., Sr. Unsec’d. Notes	3.350%	09/15/25	135	137,051
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	400	403,268

				641,172

Healthcare-Services — 0.2%
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.350%	07/15/22	215	219,911

Insurance — 0.3%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	315	312,184
Lincoln National Corp., Sr. Unsec’d. Notes	3.350%	03/09/25	20	19,283

				331,467

Media — 0.6%
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	4.464%	07/23/22	455	453,412
Comcast Corp., Gtd. Notes	3.375%	02/15/25	300	302,767

				756,179

Pharmaceuticals — 0.9%
AbbVie, Inc., Sr. Unsec’d. Notes	3.200%	11/06/22	25	24,608
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	250	246,734
Actavis Funding SCS, Gtd. Notes	3.450%	03/15/22	85	85,093
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.750%	09/15/25	290	294,410

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
Merck & Co., Inc., Sr. Unsec’d. Notes	2.350%		02/10/22	300	$294,557
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%		02/10/25	70	68,146

					1,013,548

Pipelines — 0.2%
Enterprise Products Operating LLC, Gtd. Notes	3.700%		02/15/26	35	31,395
Enterprise Products Operating LLC, Gtd. Notes	3.750%		02/15/25	250	228,677

					260,072

Retail — 0.5%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%		08/12/24	375	371,124
CVS Health Corp., Sr. Unsec’d. Notes	3.875%		07/20/25	175	178,602

					549,726

Software — 0.2%
Microsoft Corp., Sr. Unsec’d. Notes	2.375%		02/12/22	15	14,806
Microsoft Corp., Sr. Unsec’d. Notes	3.125%		11/03/25	85	85,451
Oracle Corp., Sr. Unsec’d. Notes	2.950%		05/15/25	100	97,419

					197,676

Telecommunications — 0.2%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%		05/15/25	115	110,525
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%		11/01/24	100	98,770

					209,295

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.400%		09/01/24	100	100,094

TOTAL CORPORATE BONDS (cost $11,276,752)					11,276,464

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.1%
Federal Home Loan Banks	1.000%		12/19/17	1,760	1,755,616
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	650	659,030
Federal National Mortgage Assoc.(k)	1.125%		07/20/18	1,405	1,399,269
Federal National Mortgage Assoc.	2.625%		09/06/24	660	666,969
Government National Mortgage Assoc.	3.500%		TBA	2,000	2,084,922
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.503%		10/30/20	530	543,263
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.578%		06/30/22	425	429,609
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	3.000%		06/30/25	270	277,606
Israel Government USAID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23-04/26/24	765	918,898
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.981%	(s)	07/15/20	2,750	2,511,922
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	1.581%	(s)	10/15/19	650	605,170
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	1.965%	(s)	10/15/20	1,425	1,289,481

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Ukraine Government USAID Bond, Gov’t. Gtd. Notes	1.847%	05/29/20	840	$836,543

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $14,053,584)				13,978,298

U.S. TREASURY OBLIGATIONS — 38.1%
U.S. Treasury Bonds	2.500%	02/15/45	460	412,724
U.S. Treasury Bonds(h)	2.750%	11/15/42	1,530	1,458,820
U.S. Treasury Bonds(h)	2.875%	05/15/43	2,880	2,808,000
U.S. Treasury Bonds	2.875%	08/15/45	190	184,530
U.S. Treasury Bonds	3.000%	05/15/45	530	527,578
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/20	2,676	2,642,072
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/45	157	136,531
U.S. Treasury Notes	1.625%	11/30/20	1,825	1,814,163
U.S. Treasury Notes	1.750%	12/31/20	525	524,426
U.S. Treasury Notes	1.750%	02/28/22	11,020	10,863,307
U.S. Treasury Notes	1.750%	03/31/22	8,715	8,580,867
U.S. Treasury Notes	2.000%	11/30/22	8,590	8,543,021
U.S. Treasury Notes(h)	2.125%	09/30/21	4,865	4,916,311
U.S. Treasury Notes	2.125%	12/31/21	155	156,368
U.S. Treasury Notes	2.250%	11/15/25	295	294,343

TOTAL U.S. TREASURY OBLIGATIONS (cost $44,122,390)				43,863,061

TOTAL LONG-TERM INVESTMENTS (cost $106,608,776)				105,889,283

			Shares
SHORT-TERM INVESTMENTS — 9.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $10,745,407)(w)(Note 4)			10,745,407	10,745,407

		Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16		Barclays Capital Group	17,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16		Barclays Capital Group	17,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16		Barclays Capital Group	17,200	8
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16		Barclays Capital Group	8,600	—
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16		Barclays Capital Group	8,600	7
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16		Barclays Capital Group	8,600	127
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16		Citigroup Global Markets	4,205	—

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	4,205	$7,460

TOTAL OPTIONS PURCHASED (cost $44,351)			7,602

TOTAL SHORT-TERM INVESTMENTS (cost $10,789,758)			10,753,009

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.2% (cost $117,398,534)			116,642,292

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	25,800	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	25,800	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	25,800	(44)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	8,410	—

TOTAL OPTIONS WRITTEN (premiums received $21,804)			(44)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.2% (cost $117,376,730)			116,642,248
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.2)%			(1,417,410)

NET ASSETS — 100.0%			$115,224,838

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $300,000. The aggregate value of $298,832 is approximately 0.3% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
32	90 Day Euro Dollar	Mar. 2016	$7,951,266	$7,941,200	$(10,066)
28	2 Year U.S. Treasury Notes	Mar. 2016	6,084,758	6,082,562	(2,196)

					(12,262)

Short Positions:
32	90 Day Euro Dollar	Sep. 2016	7,925,534	7,914,800	10,734
62	5 Year U.S. Treasury Notes	Mar. 2016	7,362,558	7,335,860	26,698
109	10 Year U.S. Treasury Notes	Mar. 2016	13,776,823	13,723,781	53,042
34	U.S. Long Bonds	Mar. 2016	5,269,630	5,227,500	42,130

					132,604

					$120,342

(1)	A U.S. Government Agency Obligation with a market value of $776,818 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
15,000	06/12/17	0.980%	3 Month LIBOR(2)	$184	$1,849	$1,665
9,000	06/12/18	1.355%	3 Month LIBOR(2)	170	(18,249)	(18,419)
15,000	06/12/20	1.896%	3 Month LIBOR(2)	211	(164,213)	(164,424)
5,280	01/08/21	1.683%	3 Month LIBOR(1)	179	(13,279)	(13,458)
4,045	05/31/22	2.200%	3 Month LIBOR(2)	2,686	(80,235)	(82,921)
1,875	05/31/22	2.217%	3 Month LIBOR(2)	160	(39,127)	(39,287)
14,000	06/12/22	2.242%	3 Month LIBOR(2)	226	(309,372)	(309,598)
7,000	08/10/22	2.053%	3 Month LIBOR(2)	188	(67,739)	(67,927)
1,270	08/31/22	1.745%	3 Month LIBOR(2)	157	12,683	12,526
14,100	10/09/22	1.728%	3 Month LIBOR(2)	226	175,341	175,115
460	02/12/24	2.078%	3 Month LIBOR(2)	153	(109)	(262)
1,800	03/02/25	2.118%	3 Month LIBOR(1)	164	(5,803)	(5,967)
3,200	03/12/25	2.243%	3 Month LIBOR(1)	176	22,913	22,737
40,000	05/12/25	2.229%	3 Month LIBOR(1)	425	203,205	202,780
34,000	06/12/25	2.556%	3 Month LIBOR(1)	422	1,126,183	1,125,761
25,000	09/03/25	2.217%	3 Month LIBOR(1)	330	129,223	128,893
590	11/12/25	2.263%	3 Month LIBOR(2)	154	(4,854)	(5,008)
5,570	01/08/26	2.210%	3 Month LIBOR(2)	195	(11,028)	(11,223)
5,000	12/31/26	0.000%	3 Month LIBOR(1)	190	144,813	144,623
2,800	03/12/30	2.441%	3 Month LIBOR(1)	115	5,833	5,718
15,000	05/12/30	2.441%	3 Month LIBOR(1)	257	19,391	19,134
11,000	06/17/30	2.692%	3 Month LIBOR(1)	260	357,335	357,075
4,800	10/26/30	2.268%	3 Month LIBOR(2)	193	86,034	85,841
3,470	02/15/36	2.502%	3 Month LIBOR(1)	1,840	(32,332)	(34,172)
1,185	01/08/46	2.659%	3 Month LIBOR(1)	171	9,458	9,287

				$9,432	$1,547,921	$1,538,489

U.S. Treasury securities with a combined market value of $5,545,680 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate contracts at December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$16,451,809	$—
Commercial Mortgage-Backed Securities	—	20,319,651	—
Corporate Bonds	—	11,276,464	—
U.S. Government Agency Obligations	—	13,978,298	—
U.S. Treasury Obligations	—	43,863,061	—
Affiliated Money Market Mutual Fund	10,745,407	—	—
Options Purchased	—	7,602	—
Options Written	—	(44)	—
Other Financial Instruments*
Futures Contracts	120,342	—	—
Centrally cleared interest rate swaps	—	1,538,489	—

Total	$10,865,749	$107,435,330	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	38.1%
Commercial Mortgage-Backed Securities	17.6
Non-Residential Mortgage-Backed Securities	14.3
U.S. Government Agency Obligations	12.1
Affiliated Money Market Mutual Fund	9.3
Banks	3.1
Biotechnology	1.1
Pharmaceuticals	0.9
Media	0.6
Computers	0.6
Healthcare-Products	0.5
Retail	0.5

Agriculture	0.4%
Chemicals	0.4
Insurance	0.3
Auto Manufacturers	0.2
Pipelines	0.2
Electric	0.2
Healthcare-Services	0.2
Telecommunications	0.2
Software	0.2
Forest Products & Paper	0.1
Transportation	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$132,604	*	Due from/to broker — variation margin futures	$12,262	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,291,155	*	Due from/to broker — variation margin swaps	752,666	*
Interest rate contracts	Unaffiliated investments	7,602		Options written outstanding, at value	44

Total		$2,431,361			$764,972

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(152,652)	$94,874	$(309,796)	$991,172	$623,598

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(36,749)	$21,760	$120,342	$1,538,489	$1,643,842

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Agreements(2)
$50,147	$50,680	$4,766,557	$40,469,256	$172,858

(1)	Cost.
(2)	Notional Amount in USD (000).
(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$142	$(44)	$—	$98
Citigroup Global Markets	7,460	—	—	7,460

	$7,602

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(44)	$44	$—	$—
Citigroup Global Markets	—	—	—	—

	$(44)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BOND PORTFOLIO 2026 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $106,653,127)	$105,896,885
Affiliated investments (cost $10,745,407)	10,745,407
Dividends and interest receivable	422,466
Due from broker—variation margin swaps	358,244
Receivable for fund share sold	87,203
Receivable for investments sold	1,525
Prepaid expenses	931

Total Assets	117,512,661

LIABILITIES:
Payable for investments purchased	2,087,326
Accrued expenses and other liabilities	79,486
Due to broker—variation margin futures	58,440
Advisory fees payable	44,901
Payable to custodian	13,990
Distribution fee payable	3,082
Affiliated transfer agent fee payable	340
Payable for fund share repurchased	214
Options written outstanding, at value (premiums received $21,804)	44

Total Liabilities	2,287,823

NET ASSETS	$115,224,838

Net assets were comprised of:
Paid-in capital	$112,367,559
Retained earnings	2,857,279

Net assets, December 31, 2015	$115,224,838

Net asset value and redemption price per share, $115,224,838 / 11,384,113 outstanding shares of beneficial interest	$10.12

STATEMENT OF OPERATIONS

For the Period January 2, 2015* through December 31, 2015

INCOME
Interest income	$1,451,702
Affiliated dividend income	14,236

1,465,938

EXPENSES
Advisory fees	392,568
Distribution fee	162,638
Audit fee	46,000
Custodian and accounting fees	45,000
Legal fees and expenses	13,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	6,000
Insurance expenses	1,000
Miscellaneous	9,215

Total expenses	694,421
Less: advisory fee waivers and/or expense reimbursement	(15,229)

Net expenses	679,192

NET INVESTMENT INCOME	786,746

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	369,934
Futures transactions	(309,796)
Swap agreement transactions	991,172
Options written transactions	94,874

1,146,184

Net change in unrealized appreciation (depreciation) on:
Investments	(756,242)
Futures	120,342
Swap agreements	1,538,489
Options written	21,760

924,349

NET GAIN ON INVESTMENTS	2,070,533

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,857,279

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$786,746
Net realized gain on investment transactions	1,146,184
Net change in unrealized appreciation (depreciation) on investments	924,349

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,857,279

FUND SHARE TRANSACTIONS:
Fund share sold [18,609,371 shares]	185,514,679
Fund share repurchased [7,225,258 shares]	(73,147,120)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	112,367,559

TOTAL INCREASE IN NET ASSETS	115,224,838
NET ASSETS:
Beginning of period	—

End of period	$115,224,838

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 6.3%
Charter Hall Office, REIT (Escrow Shares)*	230,500	$—
Dexus Property Group, REIT	701,431	3,804,676
Goodman Group, REIT	559,891	2,537,112
Investa Office Fund, REIT	751,028	2,174,063
Lend Lease Group	256,754	2,649,067
Mirvac Group, REIT	2,190,914	3,136,375
Scentre Group, REIT	1,367,016	4,146,351
Stockland, REIT	1,069,339	3,174,310
Vicinity Centres, REIT	1,655,840	3,359,156
Westfield Corp., REIT	1,286,579	8,851,538

		33,832,648

Canada — 1.9%
Boardwalk Real Estate Investment Trust, REIT(a)	100,060	3,431,269
Brookfield Canada Office Properties, REIT	68,969	1,298,932
Canadian Apartment Properties, REIT	146,447	2,840,672
Chartwell Retirement Residences, REIT	264,797	2,430,384

		10,001,257

France — 2.9%
Fonciere des Regions, REIT	36,220	3,239,584
Klepierre, REIT	86,202	3,831,682
Unibail-Rodamco SE, REIT	32,908	8,356,413

		15,427,679

Germany — 2.6%
ADO Properties SA, 144A*	67,297	1,938,088
Alstria Office REIT-AG, REIT*	142,209	1,894,454
LEG Immobilien AG*	32,269	2,629,956
TLG Immobilien AG	127,823	2,397,463
VIB Vermoegen AG	45,115	838,150
Vonovia SE	136,813	4,226,598

		13,924,709

Hong Kong — 7.6%
Cheung Kong Property Holdings Ltd.	1,173,500	7,591,354
Hang Lung Properties Ltd.	399,000	904,078
Henderson Land Development Co. Ltd.	640,510	3,907,120
Hongkong Land Holdings Ltd.	692,400	4,846,800
Kerry Properties Ltd.	419,500	1,141,614
Link REIT, REIT	257,000	1,532,204
Sino Land Co. Ltd.	1,250,400	1,821,527
Sun Hung Kai Properties Ltd.	1,348,000	16,202,401
Wharf Holdings Ltd. (The)	486,000	2,679,551

		40,626,649

Ireland — 1.4%
Green REIT PLC, REIT	1,298,519	2,247,294
Hibernia REIT PLC, REIT	2,064,925	3,157,731
Irish Residential Properties REIT PLC, REIT	1,586,504	2,017,246

		7,422,271

Japan — 13.7%
Activia Properties, Inc., REIT	1,123	4,772,179
AEON Mall Co. Ltd.	41,400	710,098
Daito Trust Construction Co. Ltd.	33,200	3,834,948
Daiwa House Industry Co. Ltd.	329,600	9,474,798
Daiwa House REIT Investment Corp., REIT	325	1,272,741
GLP J-Reit, REIT	2,483	2,402,840

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Japan Post Holdings Co. Ltd.*	99,000	$1,536,129
Japan Real Estate Investment Corp., REIT	265	1,285,974
Japan Retail Fund Investment Corp., REIT	920	1,769,966
Kenedix Retail REIT Corp., REIT	1,247	2,639,811
Mitsubishi Estate Co. Ltd.	591,000	12,288,860
Mitsui Fudosan Co. Ltd.	822,000	20,630,463
Nippon Prologis REIT, Inc., REIT	1,039	1,879,483
Sumitomo Realty & Development Co. Ltd.	180,000	5,137,683
Tokyo Tatemono Co. Ltd.(a)	159,500	1,735,967
Tokyu Fudosan Holdings Corp.	281,300	1,763,150

		73,135,090

Mexico — 0.2%
Prologis Property Mexico SA de CV, REIT*	851,122	1,289,930

Netherlands — 0.4%
Eurocommercial Properties NV, REIT	43,727	1,889,030

Singapore — 3.3%
Ascendas Real Estate Investment Trust, REIT	1,317,600	2,111,665
Cache Logistics Trust, REIT	2,681,500	1,716,884
CapitaLand Ltd.	1,510,700	3,550,885
Keppel REIT, REIT	5,560,850	3,642,198
Mapletree Commercial Trust, REIT	3,374,900	3,089,908
Suntec Real Estate Investment Trust, REIT	3,222,000	3,508,983

		17,620,523

Spain — 0.4%
Axiare Patrimonio SOCIMI SA, REIT	154,365	2,214,393

Sweden — 1.6%
Atrium Ljungberg AB (Class B Stock)	120,204	1,893,885
Fabege AB	116,360	1,922,574
Hufvudstaden AB (Class A Stock)	137,052	1,937,450
Kungsleden AB	209,354	1,495,930
Pandox AB*	78,157	1,434,868

		8,684,707

Switzerland — 0.3%
PSP Swiss Property AG*	19,926	1,747,308

United Kingdom — 7.2%
Big Yellow Group PLC, REIT	238,590	2,830,059
British Land Co. PLC (The), REIT	558,292	6,459,962
Derwent London PLC, REIT	54,813	2,964,715
Empiric Student Property PLC, REIT	1,210,631	2,025,660
Great Portland Estates PLC, REIT	326,345	3,977,662
Hammerson PLC, REIT	422,979	3,739,309
Kennedy Wilson Europe Real Estate PLC	63,640	1,131,762
Land Securities Group PLC, REIT	429,941	7,453,085
Segro PLC, REIT	548,317	3,470,031
Shaftesbury PLC, REIT	161,906	2,181,196
Tritax Big Box REIT PLC, REIT	1,191,907	2,278,984

		38,512,425

United States — 49.0%
Acadia Realty Trust, REIT	146,279	4,849,149
Alexandria Real Estate Equities, Inc., REIT	44,220	3,995,719
Apartment Investment & Management Co. (Class A Stock), REIT	151,172	6,051,415
AvalonBay Communities, Inc., REIT	73,469	13,527,847
Camden Property Trust, REIT	130,289	10,000,984
Chesapeake Lodging Trust, REIT	159,489	4,012,743

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Community Healthcare Trust, Inc.	84,717	$1,561,334
Cubesmart, REIT	32,661	1,000,080
Duke Realty Corp., REIT	385,464	8,102,453
Empire State Realty Trust, Inc. (Class A Stock), REIT	257,846	4,659,277
Equinix, Inc., REIT	18,012	5,446,829
Equity LifeStyle Properties, Inc., REIT	98,764	6,584,596
Equity One, Inc., REIT	261,214	7,091,960
Equity Residential, REIT	189,808	15,486,435
Extra Space Storage, Inc., REIT	116,919	10,313,425
First Industrial Realty Trust, Inc., REIT(a)	231,899	5,131,925
First Potomac Realty Trust, REIT	420,827	4,797,428
General Growth Properties, Inc., REIT	374,664	10,194,607
Healthcare Realty Trust, Inc., REIT	93,377	2,644,437
Hilton Worldwide Holdings, Inc.	243,984	5,221,258
Hudson Pacific Properties, Inc., REIT	188,025	5,291,024
Kilroy Realty Corp., REIT	79,563	5,034,747
La Quinta Holdings, Inc.*	131,480	1,789,443
Monogram Residential Trust, Inc., REIT	314,802	3,072,468
National Retail Properties, Inc., REIT	197,322	7,902,746
New York REIT, Inc., REIT	966,225	11,111,588
Parkway Properties, Inc., REIT	251,237	3,926,834
Pennsylvania Real Estate Investment Trust, REIT(a)	231,271	5,057,897
Physicians Realty Trust, REIT	184,550	3,111,513
Public Storage, REIT	25,018	6,196,959
Retail Properties of America, Inc. (Class A Stock), REIT	494,064	7,297,325
RMR Group, Inc. (The) (Class A Stock)*	2,907	41,890
Senior Housing Properties Trust, REIT	254,911	3,782,879
Simon Property Group, Inc., REIT	116,585	22,668,787
SL Green Realty Corp., REIT	35,377	3,996,893
Sovran Self Storage, Inc., REIT	65,842	7,065,505
STORE Capital Corp., REIT(a)	61,301	1,422,183
Sunstone Hotel Investors, Inc., REIT	473,449	5,913,378
Taubman Centers, Inc., REIT	62,349	4,783,415
Tier REIT, Inc., REIT(a)	161,818	2,386,816
UDR, Inc., REIT	59,498	2,235,340
Weingarten Realty Investors, REIT	165,266	5,714,898
Welltower, Inc., REIT	177,895	12,102,197

		262,580,626

TOTAL COMMON STOCKS (cost $508,370,497)		528,909,245

RIGHTS*	Units	Value (Note 2)
Singapore
Ascendas Real Estate Investment Trust, expiring 01/13/16 (cost $0)	49,410	$1,896

TOTAL LONG-TERM INVESTMENTS (cost $508,370,497)		528,911,141

	Shares
SHORT-TERM INVESTMENT — 3.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $16,213,982; includes $12,187,258 of cash collateral for securities on loan)(b)(w)(Note 4)	16,213,982	16,213,982

TOTAL INVESTMENTS — 101.8% (cost $524,584,479)		545,125,123
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.8)%		(9,399,308)

NET ASSETS — 100.0%		$535,725,815

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,576,241; cash collateral of $12,187,258 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$33,832,648	$—
Canada	10,001,257	—	—
France	—	15,427,679	—
Germany	2,776,238	11,148,471	—
Hong Kong	4,846,800	35,779,849	—
Ireland	2,017,246	5,405,025	—
Japan	1,536,129	71,598,961	—
Mexico	1,289,930	—	—
Netherlands	—	1,889,030	—
Singapore	—	17,620,523	—
Spain	2,214,393	—	—
Sweden	1,893,885	6,790,822	—
Switzerland	—	1,747,308	—
United Kingdom	4,304,644	34,207,781	—
United States	262,580,626	—	—
Rights	—	1,896	—
Affiliated Money Market Mutual Fund	16,213,982	—	—

Total	$309,675,130	$235,449,993	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$10,272,295	L1 to L2	Official Close to Model Price

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Retail REITs	22.2%
Diversified Real Estate Activities	16.0
Residential REITs	12.6
Diversified REITs	11.1
Office REITs	11.0
Specialized REITs	6.1
Real Estate Operating Companies	5.0
Health Care REITs	4.3
Industrial REITs	4.3

Affiliated Money Market Mutual Fund (2.3% represents investments purchased with collateral from securities on loan)	3.0%
Real Estate Development	2.0
Hotel & Resort REITs	1.8
Hotels, Resorts & Cruise Lines	1.6
Health Care Facilities	0.5
Life & Health Insurance	0.3

101.8
Liabilities in excess of other assets	(1.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,896	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$5

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$1,896

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $11,576,241:
Unaffiliated investments (cost $508,370,497)	$528,911,141
Affiliated investments (cost $16,213,982)	16,213,982
Dividends receivable	2,140,345
Tax reclaim receivable	803,784
Receivable for investments sold	567,295
Receivable from affiliate	132,725
Receivable for fund share sold	3,810
Prepaid expenses	4,590

Total Assets	548,777,672

LIABILITIES:
Payable to broker for collateral for securities on loan	12,187,258
Payable for investments purchased	512,534
Advisory fees payable	191,655
Accrued expenses and other liabilities	119,391
Payable for fund share repurchased	25,653
Distribution fee payable	15,026
Affiliated transfer agent fee payable	340

Total Liabilities	13,051,857

NET ASSETS	$535,725,815

Net assets were comprised of:
Paid-in capital	$431,640,347
Retained earnings	104,085,468

Net assets, December 31, 2015	$535,725,815

Net asset value and redemption price per share, $535,725,815 / 47,849,477 outstanding shares of beneficial interest	$11.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $886,565, includes $81,837 reimbursable by an affiliate)	$15,916,604
Affiliated income from securities lending, net	22,418
Affiliated dividend income	3,826

15,942,848

EXPENSES
Advisory fees	5,611,530
Distribution fee	1,050,888
Custodian and accounting fees	211,000
Audit fee	43,000
Commitment fee on syndicated credit agreement	26,000
Loan interest expense	18,057
Trustees’ fees	14,000
Legal fees and expenses	11,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Miscellaneous	24,828

Total expenses	7,031,303

NET INVESTMENT INCOME	8,911,545

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	45,805,429
Foreign currency transactions	(323,987)

45,481,442

Net change in unrealized appreciation (depreciation) on:
Investments	(56,038,406)
Foreign currencies	(37,981)

(56,076,387)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(10,594,945)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,683,400)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,911,545	$10,370,175
Net realized gain on investment and foreign currency transactions	45,481,442	46,676,318
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(56,076,387)	25,072,081

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,683,400)	82,118,574

FUND SHARE TRANSACTIONS:
Fund share sold [1,727,315 and 2,199,062 shares, respectively]	19,745,251	23,129,019
Fund share repurchased [12,255,934 and 4,342,283 shares, respectively]	(136,772,889)	(46,156,072)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(117,027,638)	(23,027,053)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(118,711,038)	59,091,521
NET ASSETS:
Beginning of year	654,436,853	595,345,332

End of year	$535,725,815	$654,436,853

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 95.8% BANK LOANS(c) — 3.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Auto Manufacturers — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc., Tranche Term Loan B	3.250%	12/31/18	1,094	$1,082,767

Biotechnology
Concordia Healthcare Corp., Initial Dollar Term loan	5.250%	10/21/22	750	713,125

Building Materials
Quikrete Holdings, Inc., Initial Loan (Second Lien)	7.000%	03/26/21	95	94,881

Chemicals — 0.1%
MacDermid, Inc., Term Loan	5.500%	06/07/20	2,095	2,023,529

Diversified Financial Services — 0.1%
Stardust Finance Holdings, Inc., Term Loan (Senior Lien)	6.500%	02/26/22	817	788,762

Electric — 0.2%
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	4.726%	10/10/17	6,875	2,120,870
Texas Competitive Electric Holdings Co. LLC, Term Loan (Non-Extending)	4.726%	10/10/17	3,975	1,162,624

				3,283,494

Energy-Alternate Sources — 0.1%
Drillships Financing Holding, Inc., Term Loan	5.500%	07/08/21	210	98,898
Floatel International Ltd., Initial Term Loan	6.000%	06/27/20	402	175,858
Gardner Denver, Inc., Initial Dollar Term loan	4.250%	07/30/20	124	111,052
NFR Energy LLC, Term Loan (Second Lien)	11.750%	12/31/18	667	11,333
Veresen Midstream Ltd., Tranche Term Loan B-1	5.250%	03/31/22	323	317,724

				714,865

Entertainment
CCM Merger, Inc., Term Loan	4.500%	08/06/21	696	692,493

Food Products — 0.2%
Dole Food Co., Inc., Tranche Term Loan B	4.500%	11/01/18	832	824,826
Pinnacle Foods Finance LLC, Tranche Term Loan G	3.000%	04/29/20	1,303	1,280,496

				2,105,322

Healthcare-Services
InVentiv Health, Inc., Term Loan B-4	7.750%	05/15/18	660	655,432

Leisure Time — 0.2%
Delta 2 Lux Sarl, Facility Loan (Second Lien)	7.750%	07/29/22	650	627,250
Graton Economic Development Authority, Incremental Term Loan B	4.750%	09/09/22	291	287,728
ROC Finance LLC, Funded Term Loan B	5.000%	06/20/19	876	813,617
Scientific Games International, Inc., Initial Term Loan	6.000%	09/30/20	246	224,688
Station Casinos LLC, Term Loan B	4.250%	03/02/20	358	350,259

				2,303,542

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media — 0.6%
Altice Financing SA, Term Loan	5.500%	07/02/19	515	$510,322
Avaya Corp., Term Loan B-7	6.250%	05/29/20	942	918,217
CSC Holdings LLC, Initial Term Loan	5.000%	10/09/22	1,695	1,690,157
Entercom Radio LLC, Term Loan B-2	4.000%	11/23/18	210	208,717
iHeartCommunications, Inc., Tranche Term Loan D	7.174%	01/30/19	2,163	1,509,403
iHeartCommunications, Inc., Tranche Term Loan E	7.924%	07/30/19	797	555,377
NEP/NCP Holdco, Inc., Term Loan (Second Lien)	10.000%	07/22/20	156	145,965
Univision Communications, Inc., 2013 Incremental Term Loan	4.000%	03/01/20	321	313,325
Univision Communications, Inc., Replacement Term Loan (First-Lien)	4.000%	03/01/20	1,002	978,968
UPC Financing Partnership, Facility AH Loan	3.250%	06/30/21	775	759,500
Vertis, Inc., Term Loan(g)(i)	11.750%	12/21/16	1,758	—

				7,589,951

Metals & Mining — 0.1%
FMG Resources PTY Ltd., Term Loan	4.250%	06/30/19	744	553,352
Peabody Energy Corp., Term Loan	4.250%	09/24/20	645	302,998

				856,350

Mining
Coeur Mining, Inc., Term Loan	9.000%	06/15/20	155	148,500
Coeur Mining, Inc., Term Loan(g)	9.000%	06/15/20	467	448,500

				597,000

Oil & Gas
Alon USA Partners LP, Tranche Term Loan B	9.250%	11/26/18	199	197,395
Fieldwood Energy LLC, Closing Date Loan (Second Lien)	8.375%	09/30/20	805	120,750
Shelf Drilling Holdings Ltd., Term Loan	10.000%	10/08/18	370	185,000
W&T Offshore, Inc., Term Loan	9.000%	05/10/20	260	195,000

				698,145

Packaging & Containers
Berry Plastics Corp., Term Loan F	4.000%	09/16/22	219	216,944

Retail — 0.5%
Albertsons Holdings LLC, Term Loan	5.500%	12/16/22	1,877	1,859,274
J.C. Penney Co., Inc., Term Loan	6.000%	05/22/18	1,975	1,936,436
J.Crew Group, Inc., Initial Loan	4.000%	02/28/21	954	615,113
PetSmart, Inc., Tranche Term Loan B-1	4.250%	03/11/22	533	518,544
Serta Simmons Holdings LLC, Term Loan B	4.250%	10/01/19	814	807,050
Staples, Inc., Term Loan B	4.250%	04/21/21	496	489,583

				6,226,000

Road & Rail
Navios Maritime Partners LP, Term Loan B (First Lien)	5.500%	06/18/20	253	249,238

Semiconductors & Semiconductor Equipment — 0.4%
Avago Technologies Ltd., Term Loan	4.000%	11/10/22	1,260	1,243,376
Avago Technologies Ltd., Term Loan	4.250%	12/31/22	2,500	2,467,015
Microsemi Corp., Term Loan	5.250%	12/16/22	920	902,175

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
NXP B.V., Tranche Term Loan B	3.750%	12/07/20	280	$278,250

				4,890,816

Software — 0.1%
First Data Corp., 2018B Second New Term Loan	3.712%	09/24/18	724	713,778

Technology — 0.5%
Evergreen Skills Lux Sarl, Term Loan	9.250%	04/30/22	4,825	3,216,668
GO Daddy Operating Co. LLC, Initial Term Loan	4.250%	05/01/21	916	907,944
Kronos, Inc., Term Loan	9.750%	04/30/20	2,692	2,667,328

				6,791,940

Telecommunications — 0.1%
Cincinnati Bell, Inc., Tranche Term Loan B	4.000%	09/10/20	717	690,347
Riverbed Technology, Inc., Term Loan	6.000%	04/24/22	265	263,949
Syniverse Holdings, Inc., Tranche Term Loan B	4.000%	04/23/19	515	372,680

				1,326,976

Transportation — 0.1%
Commercial Barge Line Co., Initial Term Loan (First Lien)	9.750%	11/15/20	510	466,650
OSG Bulk Ships, Inc., Initial Term Loan	5.250%	08/05/19	117	112,299
Quality Distribution, Inc., Term Loan	9.500%	07/29/22	471	447,450

				1,026,399

Water
WTG Holdings III Corp., Term Loan (Second Lien)	8.500%	01/15/22	700	666,750

TOTAL BANK LOANS (cost $59,820,355)				46,308,499

CONVERTIBLE BOND
Electric
NRG Yield, Inc., Gtd. Notes, 144A (cost 289,808)	3.250%	06/01/20	325	272,797

CORPORATE BONDS — 92.0%
Advertising — 0.3%
Acosta, Inc., Sr. Unsec’d. Notes, 144A(a)	7.750%	10/01/22	3,175	2,801,937
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes	5.625%	02/15/24	825	847,687

				3,649,624

Aerospace & Defense — 0.7%
Orbital ATK, Inc., Gtd. Notes	5.250%	10/01/21	1,487	1,494,435
Orbital ATK, Inc., Gtd. Notes, 144A	5.500%	10/01/23	150	152,250
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000%	07/15/23	1,950	1,935,375
TransDigm, Inc., Gtd. Notes(a)	6.000%	07/15/22	2,528	2,471,120
TransDigm, Inc., Gtd. Notes	6.500%	07/15/24	2,675	2,660,287
TransDigm, Inc., Gtd. Notes	7.500%	07/15/21	550	569,250

				9,282,717

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Agriculture — 0.1%
Vector Group Ltd., Gtd. Notes(a)	7.750%	02/15/21	900	$949,500

Airlines — 0.4%
Continental Airlines 2003-ERJ1 Pass-Through Trust, Pass-Through Certificates	7.875%	01/02/20	346	359,474
Continental Airlines 2012-3 Class C Pass-Through Trust, Pass-Through Certificates	6.125%	04/29/18	692	705,840
Delta Air Lines 2012-1 Class B Pass-Through Trust, Pass-Through Certificates, 144A	6.875%	05/07/19	330	354,912
UAL 2007-1 Pass-Through Trust, Pass-Through Certificates	6.636%	01/02/24	618	657,991
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	9.750%	07/15/18	434	457,666
US Airways 2012-2 Class B Pass-Through Trust, Pass-Through Certificates	6.750%	12/03/22	458	481,052
US Airways 2013-1 Class B Pass-Through Trust, Pass-Through Certificates	5.375%	05/15/23	2,101	2,100,615

				5,117,550

Apparel — 0.1%
Levi Strauss & Co., Sr. Unsec’d. Notes	5.000%	05/01/25	1,460	1,452,700

Auto Manufacturers — 0.5%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(a)	4.500%	04/15/20	1,619	1,639,237
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	5.250%	04/15/23	2,448	2,405,160
J.B. Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A	9.000%	04/01/22	502	524,590
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.125%	12/15/18	1,473	1,480,365
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%	11/15/19	754	759,655
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A(a)	5.625%	02/01/23	400	404,000

				7,213,007

Auto Parts & Equipment — 2.1%
American Axle & Manufacturing, Inc., Gtd. Notes	6.250%	03/15/21	1,125	1,164,375
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.625%	10/15/22	725	759,437
American Axle & Manufacturing, Inc., Gtd. Notes	7.750%	11/15/19	200	221,000
Dana Holding Corp., Sr. Unsec’d. Notes	5.375%	09/15/21	350	347,375
Dana Holding Corp., Sr. Unsec’d. Notes	6.750%	02/15/21	2,075	2,132,063
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.125%	11/15/23	615	630,375
Goodyear Tire & Rubber Co. (The), Gtd. Notes	7.000%	05/15/22	1,538	1,647,583
Lear Corp., Gtd. Notes	5.250%	01/15/25	2,925	2,976,187
Meritor, Inc., Gtd. Notes	6.250%	02/15/24	2,457	2,100,735
Meritor, Inc., Gtd. Notes	6.750%	06/15/21	2,900	2,668,000
MPG Holdco I, Inc., Gtd. Notes	7.375%	10/15/22	1,218	1,230,180
Omega US Sub LLC, Sr. Unsec’d. Notes, 144A(a)	8.750%	07/15/23	2,000	1,845,000
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750%	05/15/23	2,975	2,915,500
Tenneco, Inc., Gtd. Notes	5.375%	12/15/24	174	176,610
Titan International, Inc., Sr. Sec’d. Notes(a)	6.875%	10/01/20	1,060	789,700

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Auto Parts & Equipment (continued)
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(a)	4.000%		04/29/20	789	$795,509
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%		04/29/22	3,595	3,514,113
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750%		04/29/25	3,393	3,231,833

					29,145,575

Banks — 3.8%
Bank of America Corp., Jr. Sub. Notes(a)	5.200%	(c)	12/29/49	900	838,125
Bank of America Corp., Jr. Sub. Notes(a)	6.100%	(c)	12/29/49	4,333	4,392,578
Bank of America Corp., Jr. Sub. Notes	6.250%	(c)	09/29/49	550	551,375
Barclays Bank PLC (United Kingdom), Sub. Notes	7.625%		11/21/22	1,365	1,554,394
Barclays PLC (United Kingdom), Jr. Sub. Notes	8.250%	(c)	12/29/49	235	250,205
BNP Paribas SA (France), Jr. Sub. Notes, 144A(a)	7.375%	(c)	12/29/49	350	359,187
CIT Group, Inc., Sr. Unsec’d. Notes	3.875%		02/19/19	674	670,630
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22	4,725	4,852,008
CIT Group, Inc., Sr. Unsec’d. Notes	5.250%		03/15/18	1,400	1,445,500
CIT Group, Inc., Sr. Unsec’d. Notes	5.375%		05/15/20	3,129	3,277,628
CIT Group, Inc., Sr. Unsec’d. Notes, 144A(a)	5.500%		02/15/19	2,000	2,090,000
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	6.625%		04/01/18	650	685,750
Citigroup, Inc., Jr. Sub. Notes(a)	5.800%	(c)	11/29/49	2,110	2,092,065
Citigroup, Inc., Jr. Sub. Notes	5.875%	(c)	12/29/49	1,075	1,066,937
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49	4,400	4,235,000
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49	1,500	1,495,313
Citigroup, Inc., Jr. Sub. Notes	6.125%	(c)	12/29/49	1,290	1,315,800
Credit Agricole SA (France), Jr. Sub. Notes, 144A	6.625%	(c)	09/29/49	921	905,343
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(c)	12/29/49	1,150	1,142,813
JPMorgan Chase & Co., Jr. Sub. Notes(a)	6.000%	(c)	12/29/49	300	299,581
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	(c)	12/31/49	2,425	2,437,367
JPMorgan Chase & Co., Jr. Sub. Notes	6.125%	(c)	12/29/49	425	429,781
Morgan Stanley, Jr. Sub. Notes(a)	5.550%	(c)	12/29/49	1,850	1,850,000
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes(a)	7.500%	(c)	12/29/49	1,045	1,088,106
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	8.178%	(c)	12/29/49	535	565,763
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes(a)	6.100%		06/10/23	4,915	5,280,892
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.125%		12/15/22	1,740	1,894,335
Societe Generale SA (France), Jr. Sub. Notes, 144A(a)	8.000%	(c)	09/29/49	1,915	1,951,513
Wells Fargo & Co., Jr. Sub. Notes(a)	5.900%	(c)	12/29/49	3,100	3,127,125

					52,145,114

Beverages — 0.5%
Constellation Brands, Inc., Gtd. Notes	3.750%		05/01/21	234	234,585
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	470	470,000
Constellation Brands, Inc., Gtd. Notes	4.750%		11/15/24	208	212,160
Constellation Brands, Inc., Gtd. Notes(a)	4.750%		12/01/25	920	937,250
Constellation Brands, Inc., Gtd. Notes	6.000%		05/01/22	300	330,000
Cott Beverages, Inc. (Canada), Gtd. Notes	5.375%		07/01/22	1,625	1,592,500
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750%		01/01/20	1,704	1,759,380

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Beverages (continued)
DS Services of America, Inc., Sec’d. Notes, 144A	10.000%	09/01/21	639	$725,265

				6,261,140

Biotechnology — 0.1%
Concordia Healthcare Corp. (Canada), Gtd. Notes, 144A	7.000%	04/15/23	1,609	1,395,807

Building Materials — 2.3%
Builders FirstSource, Inc., Gtd. Notes, 144A	10.750%	08/15/23	2,225	2,208,313
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $4,000,000; purchased 10/27/14-02/09/15)(f)(g)	5.375%	11/15/24	3,875	3,865,313
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A	6.000%	10/15/25	315	321,300
CEMEX Espana SA (Mexico), Sr. Sec’d. Notes, 144A	9.875%	04/30/19	510	539,325
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A(a)	6.000%	04/01/24	830	711,725
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%	10/12/22	2,565	2,699,663
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	5.700%	01/11/25	3,225	2,696,907
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	6.125%	05/05/25	487	416,385
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	7.250%	01/15/21	845	813,313
Griffon Corp., Gtd. Notes	5.250%	03/01/22	2,975	2,837,406
Hardwoods Acquisition, Inc., Sr. Sec’d. Notes, 144A	7.500%	08/01/21	874	721,050
Headwaters, Inc., Gtd. Notes	7.250%	01/15/19	888	907,980
Louisiana-Pacific Corp., Gtd. Notes	7.500%	06/01/20	333	345,487
Masonite International Corp., Gtd. Notes, 144A	5.625%	03/15/23	552	569,940
NCI Building Systems, Inc., Gtd. Notes, 144A	8.250%	01/15/23	560	588,000
NWH Escrow Corp., Sr. Sec’d. Notes, 144A	7.500%	08/01/21	471	376,800
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	6.125%	07/15/23	2,400	2,364,000
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	6.125%	07/15/23	536	527,960
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $3,045,000; purchased 10/10/13)(f)(g)	7.500%	02/15/19	3,000	2,655,000
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A	7.500%	02/15/19	862	762,870
US Concrete, Inc., Sr. Sec’d. Notes	8.500%	12/01/18	400	414,000
USG Corp., Gtd. Notes, 144A	5.500%	03/01/25	300	304,500
USG Corp., Gtd. Notes, 144A	5.875%	11/01/21	2,500	2,600,000
Vulcan Materials Co., Sr. Unsec’d. Notes	4.500%	04/01/25	743	735,570
Vulcan Materials Co., Sr. Unsec’d. Notes	7.500%	06/15/21	665	774,725

				31,757,532

Chemicals — 3.3%
A Schulman, Inc., Gtd. Notes, 144A	6.875%	06/01/23	1,875	1,795,313
Ashland, Inc., Gtd. Notes	4.750%	08/15/22	1,000	972,500
Axiall Corp., Gtd. Notes	4.875%	05/15/23	925	832,500
Basell Finance Co. BV (Netherlands), Gtd. Notes, 144A	8.100%	03/15/27	435	542,369
Blue Cube Spinco, Inc., Gtd. Notes, 144A(a)	9.750%	10/15/23	3,451	3,722,766

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals (continued)
Blue Cube Spinco, Inc., Gtd. Notes, 144A(a)	10.000%	10/15/25	2,511	$2,762,100
Celanese US Holdings LLC, Gtd. Notes	4.625%	11/15/22	300	295,500
Chemours Co. (The), Sr. Unsec’d. Notes, 144A(a)	6.625%	05/15/23	2,005	1,403,500
Chemours Co. (The), Sr. Unsec’d. Notes, 144A	7.000%	05/15/25	1,602	1,093,365
Chemtura Corp., Gtd. Notes	5.750%	07/15/21	3,840	3,859,200
Eagle Spinco, Inc., Gtd. Notes(a)	4.625%	02/15/21	1,386	1,275,120
Hexion, Inc., Sr. Sec’d. Notes	6.625%	04/15/20	2,975	2,313,063
Hexion, Inc., Sr. Sec’d. Notes	8.875%	02/01/18	3,000	2,115,000
Hexion, Inc., Sr. Sec’d. Notes(a)	10.000%	04/15/20	2,025	1,670,625
Hexion, Inc./Hexion Nova Scotia Finance ULC, Sec’d. Notes(g)	9.000%	11/15/20	6,725	2,572,313
INEOS Group Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	5.875%	02/15/19	239	231,830
MMC Energy, Inc., First Lien(i)	8.750%	10/15/20	500	—
Momentive Performance Materials, Inc., Sr. Sec’d. Notes	3.880%	10/24/21	925	638,250
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000%	05/01/25	240	231,600
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250%	08/01/23	185	183,150
Nufarm Australia Ltd. (Australia), Gtd. Notes, 144A	6.375%	10/15/19	485	480,150
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A(a)	6.500%	02/01/22	2,350	2,032,750
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	10.375%	05/01/21	1,200	1,197,000
PolyOne Corp., Sr. Unsec’d. Notes(a)	5.250%	03/15/23	1,071	1,044,225
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	8.000%	12/01/18	595	510,213
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	8.250%	01/15/21	545	425,100
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500%	04/15/21	2,850	2,764,500
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $4,340,625; purchased 12/11/12-02/20/15)(a)(f)(g)	8.750%	12/15/20	4,325	2,811,250
Tronox Finance LLC, Gtd. Notes(a)	6.375%	08/15/20	1,481	891,265
Tronox Finance LLC, Gtd. Notes, 144A(a)	7.500%	03/15/22	1,464	849,120
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A	7.375%	05/01/21	3,205	3,379,272
WR Grace & Co-Conn, Gtd. Notes, 144A	5.125%	10/01/21	526	531,260

				45,426,169

Coal — 0.1%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Gtd. Notes	6.375%	03/15/24	388	114,460
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Gtd. Notes	8.500%	12/15/19	87	43,500
CONSOL Energy, Inc., Gtd. Notes(a)	5.875%	04/15/22	1,075	666,500
Peabody Energy Corp., Gtd. Notes(g)	6.250%	11/15/21	775	106,563
Peabody Energy Corp., Sec’d. Notes, 144A(g)	10.000%	03/15/22	3,082	585,580

				1,516,603

Commercial Services — 3.2%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	11.000%	02/01/19	1,277	459,720

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Services (continued)
ADT Corp. (The), Sr. Unsec’d. Notes(a)	4.125%	06/15/23	2,355	$2,201,925
ADT Corp. (The), Sr. Unsec’d. Notes(a)	6.250%	10/15/21	1,750	1,827,963
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375%	05/15/23	1,204	972,230
Ancestry.com Holdings LLC, Sr. Unsec’d. Notes, PIK, 144A	9.625%	10/15/18	1,690	1,664,650
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A(a)	5.625%	10/01/24	925	936,563
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%	07/15/22	3,375	3,518,437
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(a)	4.875%	11/15/17	2,850	2,907,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	5.125%	06/01/22	625	617,187
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	5.250%	03/15/25	207	196,133
Brand Energy & Infrastructure Services, Inc., Gtd. Notes, 144A (original cost $725,000; purchased 11/22/13)(f)(g)	8.500%	12/01/21	725	623,500
Cenveo Corp., Sec’d. Notes, 144A	8.500%	09/15/22	590	318,600
Cenveo Corp., Sr. Sec’d. Notes, 144A	6.000%	08/01/19	34	23,970
FTI Consulting, Inc., Gtd. Notes	6.000%	11/15/22	580	607,550
Garda World Security Corp. (Canada), Gtd. Notes, 144A	7.250%	11/15/21	1,563	1,344,180
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A	9.750%	08/01/18	350	323,750
Harland Clarke Holdings Corp., Sr. Unsec’d. Notes, 144A	9.250%	03/01/21	360	282,600
Hertz Corp. (The), Gtd. Notes(a)	5.875%	10/15/20	450	464,063
Hertz Corp. (The), Gtd. Notes(a)	7.375%	01/15/21	933	967,987
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A	6.375%	08/01/23	825	804,375
Jurassic Holdings III, Inc., Sec’d. Notes, 144A (original cost $2,753,188; purchased 01/24/14-05/06/15)(a)(f)(g)	6.875%	02/15/21	2,900	1,740,000
Laureate Education, Inc., Gtd. Notes, 144A(a)	10.000%	09/01/19	4,800	2,976,000
Live Nation Entertainment, Inc., Gtd. Notes, 144A	5.375%	06/15/22	235	231,475
Modular Space Corp., Sec’d. Notes, 144A (original cost $525,000; purchased 02/19/14)(f)(g)	10.250%	01/31/19	525	210,000
Mustang Merger Corp., Sr. Unsec’d. Notes, 144A	8.500%	08/15/21	452	468,950
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $1,386,125; purchased 04/12/13-11/20/14)(f)(g)	7.875%	05/01/18	1,350	1,228,500
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	7.625%	06/15/20	169	174,264
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000%	05/15/18	2,150	2,144,625
Service Corp. International, Sr. Unsec’d. Notes	5.375%	05/15/24	2,550	2,626,500
Team Health, Inc., Gtd. Notes, 144A	7.250%	12/15/23	1,385	1,433,475
United Rentals North America, Inc., Gtd. Notes(a)	5.500%	07/15/25	2,125	2,061,250
United Rentals North America, Inc., Gtd. Notes	5.750%	11/15/24	1,360	1,346,400
United Rentals North America, Inc., Gtd. Notes(a)	6.125%	06/15/23	1,424	1,456,040
United Rentals North America, Inc., Gtd. Notes	7.375%	05/15/20	1,075	1,134,125
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22	2,810	3,003,047
United Rentals North America, Inc., Sr. Sec’d. Notes	4.625%	07/15/23	500	498,750

				43,795,784

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers — 0.1%
IHS, Inc., Gtd. Notes	5.000%		11/01/22	595	$602,437
NCR Corp., Gtd. Notes	5.000%		07/15/22	126	122,220
NCR Corp., Gtd. Notes	5.875%		12/15/21	64	63,040
NCR Corp., Gtd. Notes	6.375%		12/15/23	150	147,750

					935,447

Cosmetics/Personal Care — 0.1%
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625%		05/15/21	940	855,400
Revlon Consumer Products Corp., Gtd. Notes	5.750%		02/15/21	563	544,703

					1,400,103

Distribution/Wholesale — 1.0%
American Builders & Contractors Supply Co., Inc., Sr. Unsec’d. Notes, 144A	5.750%		12/15/23	209	210,567
American Tire Distributors, Inc., Sr. Sub. Notes, 144A	10.250%		03/01/22	3,500	3,202,500
Beacon Roofing Supply, Inc., Gtd. Notes, 144A	6.375%		10/01/23	1,854	1,888,762
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250%		07/15/22	675	540,000
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250%		07/15/22	224	179,200
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000%		06/15/23	575	471,500
H&E Equipment Services, Inc., Gtd. Notes(a)	7.000%		09/01/22	4,650	4,557,000
HD Supply, Inc., Gtd. Notes	7.500%		07/15/20	975	1,014,000
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250%		12/15/21	935	953,700
Univar USA, Inc., Gtd. Notes, 144A	6.750%		07/15/23	630	574,875

					13,592,104

Diversified Financial Services — 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19	475	474,406
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.500%		05/15/21	1,245	1,265,232
Aircastle Ltd., Sr. Unsec’d. Notes	5.125%		03/15/21	232	238,380
Aircastle Ltd., Sr. Unsec’d. Notes	5.500%		02/15/22	493	505,325
Aircastle Ltd., Sr. Unsec’d. Notes	6.250%		12/01/19	120	129,000
Aircastle Ltd., Sr. Unsec’d. Notes	7.625%		04/15/20	510	573,750
Alliance Data Systems Corp., Gtd. Notes, 144A	5.375%		08/01/22	900	857,250
Ally Financial, Inc., Gtd. Notes	3.250%		11/05/18	783	768,319
Ally Financial, Inc., Gtd. Notes(a)	8.000%		11/01/31	1,280	1,478,400
Ally Financial, Inc., Sr. Unsec’d. Notes(a)	3.250%		02/13/18	564	561,180
Ally Financial, Inc., Sr. Unsec’d. Notes	3.600%		05/21/18	622	622,000
Ally Financial, Inc., Sr. Unsec’d. Notes	3.750%		11/18/19	725	715,031
Ally Financial, Inc., Sr. Unsec’d. Notes	4.125%		03/30/20	910	905,450
Ally Financial, Inc., Sr. Unsec’d. Notes	4.625%		05/19/22	249	250,245
Ally Financial, Inc., Sr. Unsec’d. Notes(a)	4.625%		03/30/25	910	898,625
Ally Financial, Inc., Sr. Unsec’d. Notes(a)	5.125%		09/30/24	1,095	1,121,006
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	9.375%		05/15/20	2,073	870,660
CoreLogic, Inc., Gtd. Notes	7.250%		06/01/21	2,380	2,475,200
E*TRADE Financial Corp., Sr. Unsec’d. Notes	4.625%		09/15/23	436	443,085
E*TRADE Financial Corp., Sr. Unsec’d. Notes	5.375%		11/15/22	577	604,407
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	5.875%		02/01/22	1,436	1,403,690
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A	4.490%	(c)	12/21/65	516	469,560

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	4.760%	(c)	12/21/65	4,186	$3,851,120
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	4.625%		04/15/21	2,309	2,366,725
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	8.250%		12/15/20	2,554	3,020,106
International Lease Finance Corp., Sr. Unsec’d. Notes	8.625%		01/15/22	2,750	3,327,500
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875%		03/15/20	2,200	1,980,000
National Financial Partners Corp., Sr. Unsec’d. Notes, 144A	9.000%		07/15/21	1,471	1,345,965
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	6.500%		07/01/21	632	559,320
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes(a)	7.875%		10/01/20	310	296,670
Navient Corp., Sr. Unsec’d. Notes(a)	5.000%		10/26/20	375	329,063
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%		03/25/20	2,575	2,544,100
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750%		12/15/19	1,075	1,089,781
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	7.250%		12/15/21	2,375	2,380,937
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%		05/01/25	1,005	957,263
Springleaf Finance Corp., Gtd. Notes	6.000%		06/01/20	2,400	2,280,000
Springleaf Finance Corp., Gtd. Notes	8.250%		10/01/23	350	353,500

					44,312,251

Electric — 4.5%
AES Corp., Sr. Unsec’d. Notes(a)	5.500%		03/15/24	3,003	2,680,177
AES Corp., Sr. Unsec’d. Notes	5.500%		04/15/25	625	551,563
AES Corp., Sr. Unsec’d. Notes	7.375%		07/01/21	4,304	4,390,080
Calpine Corp., Sr. Sec’d. Notes, 144A(a)	5.875%		01/15/24	1,000	1,025,000
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%		01/15/23	503	535,695
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%		01/15/23	3,096	2,778,660
Calpine Corp., Sr. Unsec’d. Notes(a)	5.500%		02/01/24	6,725	5,934,812
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%		01/15/25	1,525	1,345,813
DPL, Inc., Sr. Unsec’d. Notes	6.750%		10/01/19	975	975,000
DPL, Inc., Sr. Unsec’d. Notes	7.250%		10/15/21	3,350	3,182,500
Dynegy, Inc., Gtd. Notes	5.875%		06/01/23	3,300	2,648,250
Dynegy, Inc., Gtd. Notes	6.750%		11/01/19	1,325	1,245,500
Dynegy, Inc., Gtd. Notes	7.375%		11/01/22	7,150	6,220,500
Dynegy, Inc., Gtd. Notes(a)	7.625%		11/01/24	5,765	4,927,922
GenOn Energy, Inc., Sr. Unsec’d. Notes	7.875%		06/15/17	1,350	1,174,500
GenOn Energy, Inc., Sr. Unsec’d. Notes	9.875%		10/15/20	5,300	3,922,000
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $1,995,950; purchased 06/11/14)(f)(g)	7.000%		06/30/23	1,910	1,513,675
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A	7.000%		06/30/23	500	396,250
Mirant Mid Atlantic Pass-Through Trust B, Pass-Through Certificates	9.125%		06/30/17	1,061	1,049,934
Mirant Mid Atlantic Pass-Through Trust C, Pass-Through Certificates	10.060%		12/30/28	195	189,013
NRG Energy, Inc., Gtd. Notes	6.250%		07/15/22	1,849	1,575,348
NRG Energy, Inc., Gtd. Notes(a)	6.250%		05/01/24	4,675	3,927,935
NRG Energy, Inc., Gtd. Notes(a)	6.625%		03/15/23	2,250	1,951,875
NRG Energy, Inc., Gtd. Notes(a)	7.875%		05/15/21	3,125	2,929,687
NRG REMA LLC, Pass-Through Certificates(g)	9.237%		07/02/17	306	312,052
NRG REMA LLC, Pass-Through Certificates	9.681%		07/02/26	2,565	2,488,050

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
Red Oak Power LLC, Sr. Sec’d. Notes (original cost $112,250; purchased 05/27/15)(f)(g)	9.200%	11/30/29	100		$106,500
Talen Energy Supply LLC, Sr. Unsec’d. Notes	4.600%	12/15/21	141		86,671
Talen Energy Supply LLC, Sr. Unsec’d. Notes, 144A	4.625%	07/15/19	752		564,000
Talen Energy Supply LLC, Sr. Unsec’d. Notes, 144A	6.500%	06/01/25	950		627,000
Talen Ironwood LLC, Sr. Sec’d. Notes (original cost $56; purchased 04/22/09)(f)(g)	8.860%	11/30/25	—	(r)	77
Terraform Global Operating LLC, Gtd. Notes, 144A	9.750%	08/15/22	510		406,725

					61,662,764

Electrical Components & Equipment — 0.5%
Anixter, Inc., Gtd. Notes, 144A	5.500%	03/01/23	560		562,800
Belden, Inc., Gtd. Notes, 144A	5.500%	09/01/22	1,475		1,419,687
Energizer Holdings, Inc., Gtd. Notes, 144A	5.500%	06/15/25	1,023		961,620
EnerSys, Gtd. Notes, 144A	5.000%	04/30/23	275		273,625
General Cable Corp., Gtd. Notes	5.750%	10/01/22	1,025		789,250
GrafTech International Ltd., Gtd. Notes(g)	6.375%	11/15/20	625		362,500
International Wire Group Holdings, Inc., Sec’d. Notes, 144A	8.500%	10/15/17	2,665		2,724,963

					7,094,445

Electronics — 0.1%
Jabil Circuit, Inc., Sr. Unsec’d. Notes	5.625%	12/15/20	1,000		1,050,000

Energy-Alternate Sources
TerraForm Power Operating LLC, Gtd. Notes, 144A(a)	5.875%	02/01/23	545		450,987
TerraForm Power Operating LLC, Gtd. Notes, 144A(a)	6.125%	06/15/25	273		219,765

					670,752

Engineering & Construction — 0.7%
AECOM, Gtd. Notes(a)	5.750%	10/15/22	640		659,200
AECOM, Gtd. Notes	5.875%	10/15/24	5,300		5,406,000
MasTec, Inc., Gtd. Notes	4.875%	03/15/23	2,261		1,955,765
Tutor Perini Corp., Gtd. Notes	7.625%	11/01/18	1,308		1,308,000

					9,328,965

Entertainment — 3.0%
AMC Entertainment, Inc., Gtd. Notes	5.750%	06/15/25	2,650		2,663,250
AMC Entertainment, Inc., Gtd. Notes	5.875%	02/15/22	1,175		1,192,625
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000%	06/15/23	1,250		1,281,250
CCM Merger, Inc., Gtd. Notes, 144A (original cost $4,685,738; purchased 03/14/12-09/30/15)(f)(g)	9.125%	05/01/19	4,575		4,775,156
CCM Merger, Inc., Gtd. Notes, 144A	9.125%	05/01/19	225		234,844
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250%	03/15/21	944		972,320
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%	06/01/24	1,230		1,242,300
Chukchansi Economic Development Authority, Sec’d. Notes, 144A(i)	10.250%	05/30/20	635		368,414
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23	2,050		1,998,750

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Entertainment (continued)
Cinemark USA, Inc., Gtd. Notes	5.125%	12/15/22	2,876	$2,854,430
Eldorado Resorts, Inc., Sr. Unsec’d. Notes, 144A(a)	7.000%	08/01/23	2,400	2,352,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.875%	11/01/20	100	98,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	5.375%	11/01/23	1,500	1,462,500
Isle of Capri Casinos, Inc., Gtd. Notes	5.875%	03/15/21	700	714,000
Isle of Capri Casinos, Inc., Gtd. Notes	8.875%	06/15/20	600	630,000
National CineMedia LLC, Sr. Sec’d. Notes	6.000%	04/15/22	1,100	1,141,250
Penn National Gaming, Inc., Sr. Unsec’d. Notes(a)	5.875%	11/01/21	3,500	3,395,000
Pinnacle Entertainment, Inc., Gtd. Notes	6.375%	08/01/21	1,900	1,997,375
Pinnacle Entertainment, Inc., Gtd. Notes	7.500%	04/15/21	400	417,000
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	03/15/22	955	955,000
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	02/01/25	1,243	1,199,495
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A(a)	7.000%	01/01/22	1,325	1,265,375
Scientific Games International, Inc., Gtd. Notes(a)	6.625%	05/15/21	4,475	2,103,250
Scientific Games International, Inc., Gtd. Notes	10.000%	12/01/22	4,455	3,163,050
Shingle Springs Tribal Gaming Authority, Sr. Unsec’d. Notes, 144A	9.750%	09/01/21	782	797,640
Six Flags Entertainment Corp., Gtd. Notes, 144A	5.250%	01/15/21	750	759,375
Speedway Motorsports, Inc., Gtd. Notes	5.125%	02/01/23	335	331,650
WMG Acquisition Corp., Gtd. Notes, 144A	6.750%	04/15/22	1,141	986,965
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	5.625%	04/15/22	300	289,500

				41,641,764

Environmental Control — 0.6%
ADS Waste Holdings, Inc., Gtd. Notes	8.250%	10/01/20	2,775	2,795,813
Casella Waste Systems, Inc., Gtd. Notes	7.750%	02/15/19	1,400	1,389,500
Clean Harbors, Inc., Gtd. Notes	5.125%	06/01/21	1,400	1,417,500
Clean Harbors, Inc., Gtd. Notes	5.250%	08/01/20	950	969,000
Covanta Holding Corp., Sr. Unsec’d. Notes(a)	5.875%	03/01/24	1,050	950,250
Covanta Holding Corp., Sr. Unsec’d. Notes(a)	6.375%	10/01/22	400	398,000

				7,920,063

Food Service
Aramark Services, Inc., Gtd. Notes, 144A(a)	5.125%	01/15/24	330	336,188

Foods — 3.2%
Albertsons Holdings LLC/Safeway, Inc., Sec’d. Notes, 144A	7.750%	10/15/22	1,774	1,883,757
B&G Foods, Inc., Gtd. Notes(a)	4.625%	06/01/21	1,375	1,361,250
Bumble Bee Holdings, Inc., Sr. Sec’d. Notes, 144A	9.000%	12/15/17	759	768,487
Darling Ingredients, Inc., Gtd. Notes(a)	5.375%	01/15/22	1,620	1,595,700
Dean Foods Co., Gtd. Notes, 144A	6.500%	03/15/23	2,125	2,210,000
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500%	05/01/22	1,725	1,595,625
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	2,040	2,034,900
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $2,130,938; purchased 09/13/13-02/09/15)(f)(g)	7.250%	06/01/21	2,100	2,084,250
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(a)	7.250%	06/01/21	1,957	1,942,323

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods (continued)
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250%	06/01/21	460	$456,550
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	8.250%	02/01/20	1,400	1,400,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $2,000,000; purchased 05/20/15)(f)(g)	5.750%	06/15/25	2,000	1,740,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A	5.750%	06/15/25	814	708,180
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A	5.875%	07/15/24	3,191	2,887,855
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $1,725,000; purchased 06/11/14)(f)(g)	5.875%	07/15/24	1,725	1,561,125
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750%	03/15/25	1,372	1,334,270
Post Holdings, Inc., Gtd. Notes(a)	7.375%	02/15/22	3,250	3,388,125
Post Holdings, Inc., Gtd. Notes, 144A(a)	6.000%	12/15/22	3,350	3,283,000
Post Holdings, Inc., Gtd. Notes, 144A	6.750%	12/01/21	873	890,460
Post Holdings, Inc., Gtd. Notes, 144A	7.750%	03/15/24	350	366,625
Post Holdings, Inc., Gtd. Notes, 144A	8.000%	07/15/25	1,642	1,740,520
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000%	11/01/19	390	410,963
Smithfield Foods, Inc., Sr. Unsec’d. Notes(a)	6.625%	08/15/22	1,755	1,820,813
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.250%	08/01/18	876	886,950
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.875%	08/01/21	2,737	2,819,110
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	7.750%	11/15/22	2,779	2,521,943
TreeHouse Foods, Inc., Gtd. Notes(a)	4.875%	03/15/22	325	309,563
Wells Enterprises, Inc., Sr. Sec’d. Notes, 144A	6.750%	02/01/20	201	207,030

				44,209,374

Forest Products & Paper — 0.3%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500%	07/15/22	750	727,500
Cascades, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.750%	07/15/23	400	384,000
Clearwater Paper Corp., Gtd. Notes, 144A	5.375%	02/01/25	415	401,513
Smurfit Kappa Acquisitions (Ireland), Gtd. Notes, 144A	4.875%	09/15/18	950	978,500
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000%	12/15/19	1,725	1,121,250

				3,612,763

Gas — 0.1%
AmeriGas Finance LLC/AmeriGas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/20/21	2,000	1,890,000

Hand/Machine Tools — 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A (original cost $470,000; purchased 09/17/14)(f)(g)	7.000%	02/01/21	500	385,000
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A	7.750%	02/15/21	1,205	1,123,663

				1,508,663

Healthcare-Products — 1.3%
Alere, Inc., Gtd. Notes	6.500%	06/15/20	346	332,160
Alere, Inc., Gtd. Notes, 144A	6.375%	07/01/23	187	174,845
ConvaTec Finance International SA (Luxembourg), Gtd. Notes, PIK, 144A	8.250%	01/15/19	1,125	1,046,250

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Products (continued)
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500%	12/15/18	3,375	$3,405,915
Crimson Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	6.625%	05/15/22	4,641	3,179,085
Greatbatch Ltd., Gtd. Notes, 144A	9.125%	11/01/23	2,250	2,227,500
Halyard Health, Inc., Gtd. Notes	6.250%	10/15/22	355	353,225
Hill-Rom Holdings, Inc., Sr. Unsec’d. Notes, 144A	5.750%	09/01/23	910	928,200
Hologic, Inc., Gtd. Notes, 144A	5.250%	07/15/22	750	765,000
Mallinckrodt International Finance SA, Gtd. Notes	4.750%	04/15/23	2,153	1,905,405
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	4.875%	04/15/20	675	649,687
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(a)	5.500%	04/15/25	935	860,200
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.625%	10/15/23	1,221	1,159,950
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(a)	5.750%	08/01/22	1,141	1,095,360
Sterigenics-Nordion Holdings LLC, Sr. Unsec’d. Notes, 144A	6.500%	05/15/23	250	238,750
Teleflex, Inc., Gtd. Notes	5.250%	06/15/24	180	179,100

				18,500,632

Healthcare-Services — 6.0%
Acadia Healthcare Co., Inc., Gtd. Notes	5.125%	07/01/22	120	112,200
Acadia Healthcare Co., Inc., Gtd. Notes(a)	5.625%	02/15/23	1,650	1,559,250
Acadia Healthcare Co., Inc., Gtd. Notes	6.125%	03/15/21	261	264,915
Amsurg Corp., Gtd. Notes(a)	5.625%	11/30/20	575	583,625
Amsurg Corp., Gtd. Notes	5.625%	07/15/22	585	579,150
Centene Corp., Sr. Unsec’d. Notes	4.750%	05/15/22	1,350	1,306,125
CHS/Community Health Systems, Inc., Gtd. Notes(a)	6.875%	02/01/22	6,635	6,294,956
CHS/Community Health Systems, Inc., Gtd. Notes(a)	7.125%	07/15/20	875	871,719
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%	11/15/19	4,581	4,615,357
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%	08/15/18	176	176,880
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%	08/01/21	440	437,800
DaVita HealthCare Partners, Inc., Gtd. Notes	5.000%	05/01/25	2,615	2,523,475
DaVita HealthCare Partners, Inc., Gtd. Notes	5.125%	07/15/24	685	685,000
DaVita HealthCare Partners, Inc., Gtd. Notes	5.750%	08/15/22	375	386,250
Envision Healthcare Corp., Gtd. Notes, 144A	5.125%	07/01/22	666	652,680
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	300	303,000
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.750%	10/15/24	180	175,500
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.625%	07/31/19	149	160,547
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	526	562,820
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A(a)	6.500%	09/15/18	450	495,009
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	5.750%	02/15/21	525	561,750
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250%	02/15/21	1,350	1,427,625
HCA, Inc., Gtd. Notes	5.375%	02/01/25	11,212	11,071,850

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
HCA, Inc., Gtd. Notes(a)	5.875%	05/01/23	2,037	$2,087,925
HCA, Inc., Gtd. Notes	5.875%	02/15/26	1,660	1,666,225
HCA, Inc., Gtd. Notes	7.500%	02/15/22	1,230	1,362,225
HCA, Inc., Sr. Sec’d. Notes	3.750%	03/15/19	478	481,585
HCA, Inc., Sr. Sec’d. Notes	4.250%	10/15/19	490	499,800
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	1,098	1,095,255
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	545	549,087
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	596	628,780
HCA, Inc., Sr. Sec’d. Notes	6.500%	02/15/20	577	628,641
HealthSouth Corp., Gtd. Notes	5.125%	03/15/23	425	406,937
HealthSouth Corp., Gtd. Notes	5.750%	11/01/24	650	619,937
HealthSouth Corp., Gtd. Notes, 144A	5.750%	11/01/24	850	810,687
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes	8.375%	05/15/19	3,078	2,831,760
inVentiv Health, Inc., Sr. Sec’d. Notes, 144A	9.000%	01/15/18	233	238,825
Kindred Healthcare, Inc., Gtd. Notes	6.375%	04/15/22	325	269,750
Kindred Healthcare, Inc., Gtd. Notes	8.000%	01/15/20	1,100	1,028,500
Kindred Healthcare, Inc., Gtd. Notes	8.750%	01/15/23	625	575,000
LifePoint Health, Inc., Gtd. Notes	5.500%	12/01/21	1,804	1,835,570
LifePoint Health, Inc., Gtd. Notes(a)	5.875%	12/01/23	1,000	1,015,000
MEDNAX, Inc., Gtd. Notes, 144A	5.250%	12/01/23	900	904,500
Molina Healthcare, Inc., Gtd. Notes, 144A(a)	5.375%	11/15/22	1,475	1,475,000
MPH Acquisition Holdings LLC, Gtd. Notes, 144A(a)	6.625%	04/01/22	1,960	1,964,900
Select Medical Corp., Gtd. Notes	6.375%	06/01/21	4,700	4,112,500
Tenet Healthcare Corp., First Lien(a)	6.000%	10/01/20	575	603,750
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375%	10/01/21	125	120,625
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.500%	04/01/21	1,200	1,170,000
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.750%	06/01/20	310	311,550
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250%	11/01/18	444	467,310
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	5.000%	03/01/19	675	622,687
Tenet Healthcare Corp., Sr. Unsec’d. Notes	5.500%	03/01/19	200	188,500
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%	02/01/20	2,022	1,920,900
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	6.750%	06/15/23	2,765	2,564,537
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.000%	08/01/20	465	466,163
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22	11,549	11,520,128

				82,852,022

Holding Companies-Diversified — 0.7%
Argos Merger Sub, Inc., Sr. Unsec’d. Notes, 144A(a)	7.125%	03/15/23	4,674	4,634,272
Horizon Pharma Financing, Inc., Gtd. Notes, 144A(a)	6.625%	05/01/23	2,675	2,380,750
James Hardie International Finance Ltd. (Ireland), Gtd. Notes, 144A	5.875%	02/15/23	2,350	2,397,000

				9,412,022

Home Builders — 3.1%
Beazer Homes USA, Inc., Gtd. Notes(a)	5.750%	06/15/19	2,550	2,346,000
Beazer Homes USA, Inc., Gtd. Notes	7.250%	02/01/23	1,325	1,166,000
Beazer Homes USA, Inc., Gtd. Notes	7.500%	09/15/21	2,000	1,835,000
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(a)	6.375%	05/15/25	1,421	1,321,530
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%	07/01/22	3,444	3,185,700
CalAtlantic Group, Inc., Gtd. Notes	5.375%	10/01/22	1,025	1,030,125

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Home Builders (continued)
CalAtlantic Group, Inc., Gtd. Notes	5.875%		11/15/24	1,056	$1,103,520
CalAtlantic Group, Inc., Gtd. Notes	6.250%		12/15/21	1,175	1,254,313
CalAtlantic Group, Inc., Gtd. Notes(a)	8.375%		01/15/21	1,885	2,186,600
CalAtlantic Group, Inc., Gtd. Notes	10.750%		09/15/16	66	69,300
D.R. Horton, Inc., Gtd. Notes	4.750%		02/15/23	3,046	3,102,350
DR Horton, Inc., Gtd. Notes	4.375%		09/15/22	194	192,787
KB Home, Gtd. Notes	7.000%		12/15/21	850	838,313
KB Home, Gtd. Notes	7.500%		09/15/22	1,300	1,293,500
KB Home, Gtd. Notes	7.625%		05/15/23	1,500	1,481,250
Lennar Corp., Gtd. Notes	4.500%		11/15/19	725	737,234
Lennar Corp., Gtd. Notes	4.750%		05/30/25	2,535	2,477,963
Lennar Corp., Gtd. Notes	4.875%		12/15/23	88	87,560
Lennar Corp., Gtd. Notes	6.950%		06/01/18	145	155,875
Lennar Corp., Gtd. Notes	12.250%		06/01/17	275	311,781
M/I Homes, Inc., Gtd. Notes, 144A	6.750%		01/15/21	1,860	1,832,100
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.500%		11/15/20	895	850,250
Meritage Homes Corp., Gtd. Notes(a)	6.000%		06/01/25	1,025	1,022,437
Meritage Homes Corp., Gtd. Notes	7.000%		04/01/22	531	556,223
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	5.875%		04/01/23	700	717,500
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	6.125%		04/01/25	1,500	1,541,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.625%		03/01/24	650	624,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.875%		04/15/23	3,026	2,988,175
Toll Brothers Finance Corp., Gtd. Notes	4.875%		11/15/25	242	237,765
WCI Communities, Inc., Gtd. Notes	6.875%		08/15/21	2,535	2,663,321
William Lyon Homes, Inc., Gtd. Notes	7.000%		08/15/22	2,225	2,230,563
William Lyon Homes, Inc., Gtd. Notes, 144A	7.000%		08/15/22	625	626,563

					42,066,848

Home Furnishings
Tempur Sealy International, Inc., Gtd. Notes, 144A	5.625%		10/15/23	540	545,400

Household Products/Wares — 0.3%
Central Garden & Pet Co., Gtd. Notes	6.125%		11/15/23	105	106,050
Prestige Brands, Inc., Gtd. Notes	8.125%		02/01/20	150	155,250
Prestige Brands, Inc., Gtd. Notes, 144A	5.375%		12/15/21	415	398,400
Spectrum Brands, Inc., Gtd. Notes	6.375%		11/15/20	1,175	1,248,437
Spectrum Brands, Inc., Gtd. Notes, 144A	5.750%		07/15/25	1,532	1,570,300
Spectrum Brands, Inc., Gtd. Notes, 144A	6.125%		12/15/24	1,143	1,188,720

					4,667,157

Housewares — 0.1%
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A(a)	6.000%		10/15/23	1,467	1,529,347

Insurance — 0.2%
CNO Financial Group, Inc., Sr. Unsec’d. Notes	4.500%		05/30/20	243	247,860
CNO Financial Group, Inc., Sr. Unsec’d. Notes	5.250%		05/30/25	644	655,270
Hartford Financial Services Group, Inc. (The), Jr. Sub. Notes	8.125%	(c)	06/15/68	420	459,375
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.800%		03/07/87	730	832,200

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
USI, Inc., Sr. Unsec’d. Notes, 144A	7.750%	01/15/21	869	$834,240

				3,028,945

Internet — 0.7%
Ancestry.com, Inc., Gtd. Notes	11.000%	12/15/20	1,075	1,147,563
Blue Coat Holdings, Inc., Sr. Unsec’d. Notes, 144A	8.375%	06/01/23	3,683	3,701,415
Mood Media Corp., Gtd. Notes, 144A(g)	9.250%	10/15/20	900	580,500
Netflix, Inc., Sr. Unsec’d. Notes(a)	5.375%	02/01/21	529	555,450
Netflix, Inc., Sr. Unsec’d. Notes, 144A(a)	5.500%	02/15/22	830	850,750
VeriSign, Inc., Sr. Unsec’d. Notes	4.625%	05/01/23	291	281,761
VeriSign, Inc., Sr. Unsec’d. Notes	5.250%	04/01/25	168	168,840
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	6.000%	04/01/23	1,135	1,072,575
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	10.125%	07/01/20	586	631,415

				8,990,269

Iron/Steel — 0.8%
AK Steel Corp., Sr. Sec’d. Notes	8.750%	12/01/18	675	607,500
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	7.625%	08/15/23	650	383,500
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125%	06/01/25	400	291,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	6.500%	03/01/21	400	321,956
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	7.250%	02/25/22	4,755	3,827,775
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	8.000%	10/15/39	275	187,687
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A	7.125%	05/01/18	285	273,600
Commercial Metals Co., Sr. Unsec’d. Notes	4.875%	05/15/23	755	626,650
Commercial Metals Co., Sr. Unsec’d. Notes	7.350%	08/15/18	305	321,028
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A (original cost $2,642,688; purchased 04/07/14-07/11/14)(a)(f)(g)	6.375%	05/01/22	2,625	2,231,250
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A	6.375%	05/01/22	455	386,750
Steel Dynamics, Inc., Gtd. Notes	5.125%	10/01/21	195	180,375
Steel Dynamics, Inc., Gtd. Notes	5.500%	10/01/24	580	529,250
Steel Dynamics, Inc., Gtd. Notes	6.375%	08/15/22	310	297,600

				10,465,921

Leisure Time — 0.5%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $1,900,000; purchased 05/09/12)(a)(f)(g)	6.875%	06/15/19	1,900	1,947,500
ClubCorp Club Operations, Inc., Gtd. Notes, 144A	8.250%	12/15/23	1,675	1,641,500
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A	5.250%	11/15/23	125	123,594
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A	5.375%	04/15/23	389	387,055
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $850,000; purchased 05/05/15)(f)(g)	6.250%	05/15/25	850	697,000
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	6.250%	05/15/25	160	131,200

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Leisure Time (continued)
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $2,519,875; purchased 07/17/14-05/05/15)(f)(g)	8.500%	10/15/22	1,525	$1,444,937

				6,372,786

Lodging — 2.3%
Boyd Gaming Corp., Gtd. Notes	6.875%	05/15/23	4,063	4,174,733
Boyd Gaming Corp., Gtd. Notes	9.000%	07/01/20	2,250	2,385,000
Choice Hotels International, Inc., Gtd. Notes	5.750%	07/01/22	331	354,170
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	10.500%	07/01/19	238	243,950
FelCor Lodging LP, Gtd. Notes(a)	6.000%	06/01/25	2,700	2,740,500
FelCor Lodging LP, Sr. Sec’d. Notes	5.625%	03/01/23	400	406,000
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500%	12/01/21	2,600	2,613,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	5.625%	10/15/21	2,025	2,098,405
Interval Acquisition Corp., Gtd. Notes, 144A	5.625%	04/15/23	1,375	1,364,687
MGM Resorts International, Gtd. Notes(a)	5.250%	03/31/20	750	742,500
MGM Resorts International, Gtd. Notes(a)	6.000%	03/15/23	570	565,725
MGM Resorts International, Gtd. Notes	6.625%	12/15/21	3,625	3,711,093
MGM Resorts International, Gtd. Notes(a)	6.750%	10/01/20	600	616,500
MGM Resorts International, Gtd. Notes(a)	7.750%	03/15/22	1,660	1,763,750
MGM Resorts International, Gtd. Notes	8.625%	02/01/19	800	886,248
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A(a)	5.875%	05/15/21	900	897,750
Station Casinos LLC, Gtd. Notes	7.500%	03/01/21	1,784	1,819,680
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $3,766,188; purchased 05/16/13-05/14/15)(f)(g)	6.375%	06/01/21	3,800	3,534,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Gtd. Notes, 144A(a)	5.500%	03/01/25	220	196,075
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec’d. Notes(a)	5.375%	03/15/22	1,000	950,230

				32,063,996

Machinery-Construction & Mining — 0.5%
BlueLine Rental Finance Corp., Sec’d. Notes, 144A	7.000%	02/01/19	1,140	1,026,000
Oshkosh Corp., Gtd. Notes	5.375%	03/01/25	162	158,760
Terex Corp., Gtd. Notes(a)	6.000%	05/15/21	3,775	3,473,000
Terex Corp., Gtd. Notes	6.500%	04/01/20	875	842,187
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A(a)	9.750%	02/01/19	1,975	1,283,750

				6,783,697

Machinery-Diversified — 0.4%
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	06/15/23	1,956	1,980,450
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%	12/01/17	1,825	1,929,937

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Machinery-Diversified (continued)
Gardner Denver, Inc., Sr. Unsec’d. Notes, 144A(a)	6.875%	08/15/21	465	$355,725
Zebra Technologies Corp., Sr. Unsec’d. Notes	7.250%	10/15/22	919	960,355

				5,226,467

Media — 6.8%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	6.500%	01/15/22	383	379,170
Altice Finco SA (Luxembourg), Gtd. Notes, 144A	7.625%	02/15/25	1,000	925,000
Altice SA (Luxembourg), Gtd. Notes, 144A	7.625%	02/15/25	1,900	1,638,750
Altice SA (Luxembourg), Gtd. Notes, 144A	7.750%	05/15/22	1,020	920,550
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375%	07/15/23	2,425	2,431,063
Altice US Finance II Corp., Sr. Sec’d. Notes, 144A	7.750%	07/15/25	850	777,750
Altice US Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.750%	07/15/25	2,475	2,264,625
AMC Networks, Inc., Gtd. Notes	7.750%	07/15/21	625	656,250
Belo Corp., Sr. Unsec’d. Notes	7.750%	06/01/27	500	527,500
Cable One, Inc., Gtd. Notes, 144A	5.750%	06/15/22	1,125	1,119,375
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.000%	04/15/20	1,192	1,162,200
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17	4,765	5,015,163
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.125%	02/15/23	103	103,129
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	5.250%	03/15/21	635	659,606
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.750%	09/01/23	901	923,525
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	5.750%	01/15/24	1,895	1,947,113
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	6.500%	04/30/21	255	265,200
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	6.625%	01/31/22	750	790,313
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.125%	05/01/23	1,892	1,892,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.875%	05/01/27	3,075	3,059,625
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	4.464%	07/23/22	254	253,114
CCOH Safari LLC, Sr. Unsec’d. Notes, 144A	5.750%	02/15/26	2,772	2,778,930
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	3,609	3,248,100
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A(a)	5.125%	12/15/21	3,555	3,199,500
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%	09/15/20	425	415,437
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22	2,089	2,015,885
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625%	03/15/20	1,301	1,201,799
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625%	03/15/20	800	728,000
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	6.500%	11/15/22	2,783	2,713,425
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%	11/15/21	887	871,477
DISH DBS Corp., Gtd. Notes	5.000%	03/15/23	130	112,775
DISH DBS Corp., Gtd. Notes	5.875%	11/15/24	1,494	1,329,660

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
DISH DBS Corp., Gtd. Notes	6.750%	06/01/21	4,339	$4,371,543
DISH DBS Corp., Gtd. Notes	7.875%	09/01/19	680	739,500
Entercom Radio LLC, Gtd. Notes	10.500%	12/01/19	2,525	2,613,375
Gray Television, Inc., Gtd. Notes(a)	7.500%	10/01/20	2,960	3,041,400
iHeartCommunications, Inc., Sr. Sec’d. Notes	9.000%	12/15/19	1,188	867,240
iHeartCommunications, Inc., Sr. Sec’d. Notes	9.000%	03/01/21	87	60,683
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250%	02/01/30	1,850	1,840,750
LIN Television Corp., Gtd. Notes	5.875%	11/15/22	928	923,360
LIN Television Corp., Gtd. Notes	6.375%	01/15/21	530	555,175
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.875%	08/15/23	800	810,000
Nexstar Broadcasting, Inc., Gtd. Notes(a)	6.875%	11/15/20	300	306,750
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	6.125%	02/15/22	280	274,400
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	3,694	3,647,825
Numericable-SFR SAS (France), Sr. Sec’d. Notes, 144A	6.000%	05/15/22	2,731	2,649,070
Numericable-SFR SAS (France), Sr. Sec’d. Notes, 144A(a)	6.250%	05/15/24	489	471,885
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%	01/15/23	3,305	3,329,787
RCN Telecom Services LLC/RCN Capital Corp., Sr. Unsec’d. Notes, 144A	8.500%	08/15/20	540	545,400
Sinclair Television Group, Inc., Gtd. Notes(a)	5.375%	04/01/21	1,065	1,067,662
Sinclair Television Group, Inc., Gtd. Notes(a)	6.125%	10/01/22	2,875	2,932,500
Sinclair Television Group, Inc., Gtd. Notes, 144A(a)	5.625%	08/01/24	1,440	1,400,400
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.750%	08/01/21	1,075	1,107,250
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.875%	10/01/20	485	508,037
TEGNA, Inc., Gtd. Notes	6.375%	10/15/23	1,000	1,055,000
TEGNA, Inc., Gtd. Notes, 144A	5.500%	09/15/24	1,255	1,255,000
Time Warner Cable, Inc., Gtd. Notes	7.300%	07/01/38	596	646,158
Tribune Media Co., Gtd. Notes, 144A(a)	5.875%	07/15/22	2,015	2,015,000
Unitymedia GmbH (Germany), Sr. Sec’d. Notes, 144A	6.125%	01/15/25	1,400	1,383,410
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.000%	01/15/25	300	286,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.500%	01/15/23	600	598,500
Univision Communications, Inc., Gtd. Notes, 144A(a)	8.500%	05/15/21	1,080	1,104,300
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	05/15/23	250	240,625
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	02/15/25	1,805	1,714,750
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/22	795	823,819
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%	06/15/24	1,098	1,103,490
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	5.875%	01/15/25	200	185,500

				92,802,053

Metal Fabricate/Hardware
Wise Metals Group LLC/Wise Alloys Finance Corp., Sr. Sec’d. Notes, 144A	8.750%	12/15/18	555	420,413

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Mining — 1.3%
Alamos Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750%	04/01/20	500	$451,250
Alcoa, Inc., Sr. Unsec’d. Notes(a)	5.125%	10/01/24	2,905	2,643,550
Alcoa, Inc., Sr. Unsec’d. Notes(a)	5.400%	04/15/21	512	497,920
Alcoa, Inc., Sr. Unsec’d. Notes	5.870%	02/23/22	127	123,825
Alcoa, Inc., Sr. Unsec’d. Notes	5.900%	02/01/27	512	469,760
Alcoa, Inc., Sr. Unsec’d. Notes	6.750%	01/15/28	1,283	1,218,850
Aleris International, Inc., Gtd. Notes	7.625%	02/15/18	296	251,600
Aleris International, Inc., Gtd. Notes	7.875%	11/01/20	344	262,128
Coeur Mining, Inc., Gtd. Notes(a)	7.875%	02/01/21	1,249	746,277
Constellium NV (Netherlands), Gtd. Notes, 144A	5.750%	05/15/24	253	172,040
Eldorado Gold Corp. (Canada), Gtd. Notes, 144A	6.125%	12/15/20	400	350,000
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A(a)	6.750%	02/15/20	568	366,360
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A(a)	7.000%	02/15/21	593	372,107
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.250%	05/15/22	325	203,125
Hecla Mining Co., Gtd. Notes	6.875%	05/01/21	1,358	991,340
HudBay Minerals, Inc. (Canada), Gtd. Notes	9.500%	10/01/20	392	287,140
Joseph T Ryerson & Son, Inc., Sr. Sec’d. Notes	9.000%	10/15/17	300	231,000
Kaiser Aluminum Corp., Gtd. Notes	8.250%	06/01/20	575	600,875
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500%	11/01/20	2,745	2,573,437
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.875%	11/01/22	490	450,800
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.250%	11/15/22	1,982	1,575,690
New Gold, Inc. (Canada), Gtd. Notes, 144A(a)	7.000%	04/15/20	2,540	2,286,000
Prince Mineral Holding Corp., Sr. Sec’d. Notes, 144A	11.500%	12/15/19	350	252,000
Taseko Mines Ltd. (Canada), Gtd. Notes	7.750%	04/15/19	405	218,700

				17,595,774

Miscellaneous Manufacturing — 0.6%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.750%	04/15/19	2,738	2,252,004
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.500%	09/15/18	170	155,992
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.125%	01/15/23	229	158,010
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.750%	03/15/20	147	118,703
EnPro Industries, Inc., Gtd. Notes(a)	5.875%	09/15/22	1,025	1,014,750
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A (original cost $2,750,000; purchased 06/12/14)(a)(f)(g)	6.000%	07/15/22	2,750	1,980,000
Koppers, Inc., Gtd. Notes	7.875%	12/01/19	2,260	2,231,750

				7,911,209

Office/Business Equipment — 0.2%
CDW LLC CDW Finance Corp., Gtd. Notes	5.500%	12/01/24	2,670	2,796,825
CDW LLC/CDW Finance Corp., Gtd. Notes	5.000%	09/01/23	230	233,450

				3,030,275

Oil & Gas — 4.6%
Antero Resources Corp., Gtd. Notes(a)	5.125%	12/01/22	370	281,200
Antero Resources Corp., Gtd. Notes(a)	5.375%	11/01/21	670	536,000

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Antero Resources Corp., Gtd. Notes	6.000%	12/01/20	925	$772,375
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.125%	06/01/21	100	67,250
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.625%	06/01/24	350	234,500
Blue Racer Midstream LLC/Blue Racer Finance Corp., Gtd. Notes, 144A	6.125%	11/15/22	815	562,350
Bonanza Creek Energy, Inc., Gtd. Notes(a)	6.750%	04/15/21	920	556,600
California Resources Corp., Gtd. Notes	5.000%	01/15/20	4	1,425
California Resources Corp., Gtd. Notes(a)	5.500%	09/15/21	414	130,410
California Resources Corp., Gtd. Notes(a)	6.000%	11/15/24	1,312	400,160
California Resources Corp., Sec’d. Notes, 144A(a)	8.000%	12/15/22	4,613	2,427,591
Chesapeake Energy Corp., Sec’d. Notes, 144A	8.000%	12/15/22	1,650	808,500
Cimarex Energy Co., Gtd. Notes	4.375%	06/01/24	325	288,324
Cimarex Energy Co., Gtd. Notes	5.875%	05/01/22	260	248,947
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750%	02/15/20	3,275	3,176,750
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	6.250%	08/15/22	800	768,000
Comstock Resources, Inc., Gtd. Notes	7.750%	04/01/19	384	57,600
Comstock Resources, Inc., Gtd. Notes	9.500%	06/15/20	336	57,960
Comstock Resources, Inc., Sr. Sec’d. Notes, 144A(a)	10.000%	03/15/20	720	331,200
Concho Resources, Inc., Gtd. Notes	5.500%	10/01/22	525	477,750
Concho Resources, Inc., Gtd. Notes(a)	6.500%	01/15/22	1,245	1,195,200
Diamondback Energy, Inc., Gtd. Notes	7.625%	10/01/21	463	467,630
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%	09/15/23	700	630,000
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A(a)	7.000%	08/15/21	1,225	1,090,250
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes(a)	6.375%	06/15/23	403	201,500
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	7.750%	09/01/22	1,247	635,970
Halcon Resources Corp., Sec’d. Notes, 144A(a)	8.625%	02/01/20	1,125	776,250
Halcon Resources Corp., Sec’d. Notes, 144A	13.000%	02/15/22	763	259,420
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.000%	12/01/24	640	531,200
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $2,675,000; purchased 05/20/15)(f)(g)	5.750%	10/01/25	2,675	2,327,250
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.750%	10/01/25	1,000	870,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	7.625%	04/15/21	575	552,000
Jones Energy Holdings LLC/Jones Energy Finance Corp., Gtd. Notes	6.750%	04/01/22	245	137,200
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A (original cost $1,413,124; purchased 09/11/14)(a)(f)(g)	8.500%	10/01/22	1,475	590,000
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.500%	10/01/22	750	300,000
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes	6.500%	09/15/21	445	60,075
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375%	01/30/23	1,050	719,250
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.500%	03/15/21	2,000	1,400,000
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	1,085	770,350
Memorial Resource Development Corp., Gtd. Notes	5.875%	07/01/22	2,005	1,754,375
Murphy Oil USA, Inc., Gtd. Notes	6.000%	08/15/23	625	656,250

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375%	01/01/26	2,350	$1,944,625
Newfield Exploration Co., Sr. Unsec’d. Notes(a)	5.625%	07/01/24	740	630,850
Newfield Exploration Co., Sr. Unsec’d. Notes	5.750%	01/30/22	875	774,375
Noble Energy, Inc., Gtd. Notes	5.625%	05/01/21	1,090	1,066,224
Noble Energy, Inc., Gtd. Notes	5.875%	06/01/22	1,161	1,104,459
Oasis Petroleum, Inc., Gtd. Notes(a)	6.875%	03/15/22	315	201,600
Parker Drilling Co., Gtd. Notes	6.750%	07/15/22	235	160,975
Parker Drilling Co., Gtd. Notes	7.500%	08/01/20	940	714,400
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes, 144A	7.000%	11/15/23	500	487,500
Penn Virginia Corp., Gtd. Notes	7.250%	04/15/19	135	18,225
Penn Virginia Corp., Gtd. Notes	8.500%	05/01/20	610	96,075
Precision Drilling Corp. (Canada), Gtd. Notes	5.250%	11/15/24	665	452,200
Precision Drilling Corp. (Canada), Gtd. Notes	6.500%	12/15/21	2,050	1,578,500
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%	11/15/20	122	95,160
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	5.250%	05/01/23	684	485,640
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%	10/01/22	1,550	1,116,000
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	6.875%	03/01/21	779	638,780
Range Resources Corp., Gtd. Notes	5.000%	08/15/22	300	224,250
Range Resources Corp., Gtd. Notes(a)	5.000%	03/15/23	1,275	949,875
Rice Energy, Inc., Gtd. Notes, 144A	7.250%	05/01/23	2,275	1,660,750
RSP Permian, Inc., Gtd. Notes	6.625%	10/01/22	192	176,640
Sabine Oil & Gas Corp., Gtd. Notes(i)	9.750%	02/15/17	213	10,650
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sec’d. Notes, 144A(a)	8.625%	11/01/18	375	271,875
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%	01/15/24	785	510,250
SM Energy Co., Sr. Unsec’d. Notes(a)	5.625%	06/01/25	537	354,420
SM Energy Co., Sr. Unsec’d. Notes(a)	6.125%	11/15/22	700	514,500
SM Energy Co., Sr. Unsec’d. Notes(a)	6.500%	11/15/21	1,605	1,195,725
SM Energy Co., Sr. Unsec’d. Notes	6.500%	01/01/23	150	110,250
Stone Energy Corp., Gtd. Notes	7.500%	11/15/22	538	177,540
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes	5.500%	08/15/22	210	155,400
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes	7.500%	07/01/21	283	240,550
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	5.500%	08/01/20	1,721	1,630,647
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	6.375%	04/01/23	3,500	3,290,000
Talos Production LLC/Talos Production Finance, Inc., Gtd. Notes, 144A	9.750%	02/15/18	619	266,170
Tesoro Corp., Gtd. Notes	5.125%	04/01/24	475	472,625
Transocean, Inc., Gtd. Notes(a)	6.875%	12/15/21	1,235	798,119
Triangle USA Petroleum Corp., Gtd. Notes, 144A(g)	6.750%	07/15/22	1,200	366,000
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000%	11/01/20	1,675	1,164,125
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A	5.750%	12/15/18	620	148,800
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A	6.125%	10/01/24	1,186	269,815
Unit Corp., Gtd. Notes	6.625%	05/15/21	1,542	1,110,240
W&T Offshore, Inc., Gtd. Notes	8.500%	06/15/19	421	147,350
Western Refining, Inc., Gtd. Notes	6.250%	04/01/21	2,365	2,270,400
WPX Energy, Inc., Sr. Unsec’d. Notes	5.250%	09/15/24	583	384,780
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	6.000%	01/15/22	5,286	3,700,200
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	8.250%	08/01/23	550	440,000

				62,686,596

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas Services — 0.6%
Archrock Partners LP/Archrock Partners Finance Corp., Gtd. Notes	6.000%	10/01/22	360	$293,400
Basic Energy Services, Inc., Gtd. Notes	7.750%	10/15/22	272	89,760
Bristow Group, Inc., Gtd. Notes	6.250%	10/15/22	1,000	781,250
CGG SA (France), Gtd. Notes	6.500%	06/01/21	675	300,375
CGG SA (France), Gtd. Notes	6.875%	01/15/22	90	36,900
CSI Compressco LP/Compressco Finance, Inc., Gtd. Notes	7.250%	08/15/22	1,935	1,431,900
PHI, Inc., Gtd. Notes	5.250%	03/15/19	1,343	1,074,400
Pioneer Energy Services Corp., Gtd. Notes	6.125%	03/15/22	733	340,845
Sea Trucks Group Ltd. (Nigeria), Sr. Sec’d. Notes, 144A, RegS	9.000%	03/26/18	1,170	710,213
SemGroup LP, Unsec’d. Notes(g)(i)	—%	12/31/49	2,555	26
SESI LLC, Gtd. Notes	7.125%	12/15/21	300	267,000
Trinidad Drilling Ltd. (Canada), Gtd. Notes, 144A	7.875%	01/15/19	900	792,000
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500%	02/15/23	2,196	2,097,180

				8,215,249

Packaging & Containers — 2.5%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%	04/15/19	2,700	2,774,250
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A(a)	8.625%	06/15/19	3,574	3,522,813
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A(a)	9.125%	10/15/20	325	334,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(a)	6.000%	06/30/21	600	559,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.250%	01/31/19	805	772,800
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.750%	01/31/21	800	768,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	9.125%	10/15/20	1,975	2,024,375
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Unsec’d. Notes, 144A	7.000%	11/15/20	432	424,787
Ball Corp., Gtd. Notes	5.250%	07/01/25	516	527,610
Berry Plastics Corp., Sec’d. Notes(a)	5.125%	07/15/23	550	534,875
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is (New Zealand), Gtd. Notes, 144A	6.000%	06/15/17	1,475	1,427,063
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A	7.875%	11/01/19	1,950	1,701,375
Greif, Inc., Sr. Unsec’d. Notes	6.750%	02/01/17	1,000	1,045,000
Greif, Inc., Sr. Unsec’d. Notes	7.750%	08/01/19	860	950,300
Novelis, Inc., Gtd. Notes	8.750%	12/15/20	1,161	1,065,217
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.000%	01/15/22	250	244,375
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	5.875%	08/15/23	669	679,035
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375%	08/15/25	464	476,760
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500%	08/15/19	1,400	1,281,000
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,375,000; purchased 09/25/13-01/22/15)(f)(g)	6.500%	10/01/21	3,225	3,112,125

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Packaging & Containers (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes(a)	8.250%	02/15/21	475	$457,187
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes	9.875%	08/15/19	4,125	4,155,937
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes	5.750%	10/15/20	1,400	1,424,066
Sealed Air Corp., Gtd. Notes, 144A(a)	4.875%	12/01/22	1,350	1,353,375
Sealed Air Corp., Gtd. Notes, 144A(a)	5.125%	12/01/24	1,265	1,265,000
Sealed Air Corp., Gtd. Notes, 144A(a)	5.250%	04/01/23	775	790,500
Sealed Air Corp., Gtd. Notes, 144A	6.500%	12/01/20	410	452,025

				34,124,100

Pharmaceuticals — 2.0%
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000%	05/15/19	1,990	1,940,250
Endo Finance LLC, Gtd. Notes, 144A(a)	5.750%	01/15/22	2,764	2,681,080
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	7.750%	01/15/22	439	448,877
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A(a)	6.000%	07/15/23	1,115	1,109,425
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%	02/01/25	1,355	1,334,675
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250%	04/01/22	2,300	2,311,500
Quintiles Transnational Corp., Gtd. Notes, 144A	4.875%	05/15/23	800	804,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.375%	10/15/20	980	945,700
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.750%	08/15/21	350	337,750
Valeant Pharmaceuticals International, Gtd. Notes, 144A	7.000%	10/01/20	685	683,287
Valeant Pharmaceuticals International, Gtd. Notes, 144A(a)	7.250%	07/15/22	350	342,125
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	5.375%	03/15/20	1,535	1,442,900
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.500%	03/01/23	630	554,400
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%	12/01/21	277	254,840
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	5.875%	05/15/23	4,025	3,592,312
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	6.125%	04/15/25	7,015	6,260,888
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.750%	08/15/18	1,903	1,885,873
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%	07/15/21	1,022	1,019,445

				27,949,327

Pipelines — 2.0%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.000%	12/15/20	850	624,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.125%	03/01/22	795	552,525
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes, 144A	6.250%	04/01/23	1,400	976,500
Energy Transfer Equity LP, Sr. Sec’d. Notes(a)	5.875%	01/15/24	2,000	1,630,000

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	5.625%	06/15/24	454	$345,040
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	5.750%	02/15/21	625	528,125
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000%	05/15/23	2,541	2,032,800
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes(a)	6.750%	08/01/22	1,820	1,547,000
Hiland Partners LP/Hiland Partners Finance Corp., Gtd. Notes, 144A	5.500%	05/15/22	210	201,600
MPLX LP, Gtd. Notes, 144A	4.875%	12/01/24	1,895	1,700,762
MPLX LP, Gtd. Notes, 144A	4.875%	06/01/25	2,099	1,878,605
PBF Logistics LP/PBF Logistics Finance Corp., Gtd. Notes	6.875%	05/15/23	356	323,960
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%	04/15/23	1,325	1,191,401
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.875%	03/01/22	543	511,811
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $989,125; purchased 02/21/14-02/25/14)(f)(g)	5.625%	04/15/20	1,025	943,000
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.000%	01/15/19	1,000	950,000
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes, 144A	5.625%	11/15/23	811	576,068
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	02/01/21	500	460,000
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes(a)	5.625%	04/15/23	1,535	1,346,963
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes(a)	5.750%	05/15/24	2,000	1,740,000
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes, 144A	5.625%	03/01/25	594	502,673
SemGroup Corp., Gtd. Notes	7.500%	06/15/21	406	363,370
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes(a)	5.250%	05/01/23	1,037	839,970
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.375%	08/01/22	204	175,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.875%	02/01/21	630	570,150
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A(a)	6.750%	03/15/24	1,500	1,278,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp, Gtd. Notes	5.875%	10/01/20	616	588,280
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	5.500%	10/15/19	312	302,640
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	6.250%	10/15/22	1,175	1,113,313
Williams Partners LP/ACMP Finance Corp., Sr. Unsec’d. Notes	4.875%	03/15/24	2,000	1,602,480

				27,398,486

Real Estate — 0.1%
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $1,350,000; purchased 11/10/14)(f)(g)	8.250%	12/01/22	1,350	1,400,625
Kennedy-Wilson, Inc., Gtd. Notes	5.875%	04/01/24	581	560,665

				1,961,290

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (REITs) — 1.2%
Communications Sales & Leasing, Inc./CSL Capital LLC, Sr. Sec’d. Notes, 144A	6.000%	04/15/23	158	$149,310
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22	833	864,237
DuPont Fabros Technology LP, Gtd. Notes	5.875%	09/15/21	1,759	1,829,360
Equinix, Inc., Sr. Unsec’d. Notes	5.375%	01/01/22	802	822,050
Equinix, Inc., Sr. Unsec’d. Notes	5.375%	04/01/23	500	510,000
Equinix, Inc., Sr. Unsec’d. Notes	5.750%	01/01/25	150	153,375
Equinix, Inc., Sr. Unsec’d. Notes	5.875%	01/15/26	1,999	2,058,970
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250%	05/01/25	1,465	1,428,375
Iron Mountain, Inc., Gtd. Notes	5.750%	08/15/24	393	379,245
Iron Mountain, Inc., Gtd. Notes	6.000%	08/15/23	300	310,500
Iron Mountain, Inc., Gtd. Notes, 144A	6.000%	10/01/20	806	850,330
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500%	05/01/24	2,725	2,711,375
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%	04/15/21	909	924,907
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%	04/15/23	1,935	1,935,000
Sabra Health Care LP / Sabra Capital Corp., Gtd. Notes	5.500%	02/01/21	425	438,813
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%	06/01/23	925	931,937

				16,297,784

Retail — 4.0%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A(a)	6.000%	04/01/22	2,430	2,502,900
1011778 BC ULC/New Red Finance, Inc. (Canada), Sr. Sec’d. Notes, 144A	4.625%	01/15/22	240	240,600
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	6.750%	05/20/20	1,150	1,118,375
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	7.000%	05/20/22	1,000	967,500
Caleres, Inc., Gtd. Notes	6.250%	08/15/23	1,606	1,581,910
CEC Entertainment, Inc., Gtd. Notes	8.000%	02/15/22	2,375	2,244,375
Claire’s Stores, Inc., Sec’d. Notes	8.875%	03/15/19	750	172,500
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125%	03/15/20	1,168	630,720
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(a)	9.000%	03/15/19	3,882	2,348,610
CST Brands, Inc., Gtd. Notes(a)	5.000%	05/01/23	700	693,000
Dollar Tree, Inc., Gtd. Notes, 144A(a)	5.750%	03/01/23	1,800	1,863,000
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500%	10/15/20	2,300	2,392,000
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes, 144A	6.750%	06/15/23	1,642	1,338,230
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/01/21	750	637,500
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.750%	01/15/22	1,000	842,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625%	06/15/20	2,750	2,585,000
Guitar Center, Inc., Sr. Sec’d. Notes, 144A(a)	6.500%	04/15/19	467	392,280
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $1,073,688; purchased 09/17/13-01/03/14)(f)(g)	9.250%	06/15/21	1,025	907,125
JC Penney Corp., Inc., Gtd. Notes	8.125%	10/01/19	163	147,515
Jo-Ann Stores LLC, Sr. Unsec’d. Notes, 144A	8.125%	03/15/19	275	220,000

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail (continued)
L Brands, Inc., Gtd. Notes(a)	5.625%	10/15/23	825	$874,500
Landry’s, Inc., Gtd. Notes, 144A (original cost $5,736,238; purchased 05/29/13-02/10/15)(f)(g)	9.375%	05/01/20	5,310	5,588,775
Landry’s, Inc., Gtd. Notes, 144A	9.375%	05/01/20	500	526,250
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A(a)	8.000%	10/15/21	8,126	6,013,240
New Albertsons, Inc., Sr. Unsec’d. Notes	7.450%	08/01/29	194	171,690
New Albertsons, Inc., Sr. Unsec’d. Notes	7.750%	06/15/26	418	384,560
New Albertsons, Inc., Sr. Unsec’d. Notes	8.000%	05/01/31	273	248,430
New Albertsons, Inc., Sr. Unsec’d. Notes	8.700%	05/01/30	750	708,750
New Albertsons, Inc., Sr. Unsec’d. Notes, MTN	6.625%	06/01/28	38	30,590
Party City Holdings, Inc., Gtd. Notes, 144A(a)	6.125%	08/15/23	360	349,200
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A(a)	10.250%	06/30/20	1,810	1,484,200
PVH Corp., Sr. Unsec’d. Notes(a)	4.500%	12/15/22	325	317,687
Radio Systems Corp., Sec’d. Notes, 144A	8.375%	11/01/19	365	378,687
Rite Aid Corp., Gtd. Notes	6.750%	06/15/21	1,090	1,141,775
Rite Aid Corp., Gtd. Notes, 144A	6.125%	04/01/23	4,383	4,536,405
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500%	11/01/23	1,255	1,283,237
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25	1,350	1,363,500
Serta Simmons Holdings LLC, Sr. Unsec’d. Notes, 144A	8.125%	10/01/20	439	458,755
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500%	06/01/24	1,700	1,368,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	7.375%	08/01/21	1,178	1,130,880
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $1,950,000; purchased 05/29/15)(f)(g)	8.000%	06/15/22	1,950	1,920,750
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A(a)	8.000%	06/15/22	800	788,000
Yum! Brands, Inc., Sr. Unsec’d. Notes	3.750%	11/01/21	278	255,749

				55,149,750

Semiconductors — 1.4%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes(a)	6.750%	03/01/19	944	684,400
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	7.000%	07/01/24	1,094	711,100
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	7.500%	08/15/22	32	21,760
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	7.750%	08/01/20	234	160,290
Entegris, Inc., Gtd. Notes, 144A	6.000%	04/01/22	217	219,713
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	5.000%	05/15/21	445	455,013
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000%	01/15/22	550	576,126
Micron Technology, Inc., Gtd. Notes	5.875%	02/15/22	201	195,473
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%	02/01/25	1,072	932,640
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A(a)	5.250%	08/01/23	5,244	4,706,490
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250%	01/15/24	694	610,720
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.625%	01/15/26	1,745	1,509,425

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Semiconductors (continued)
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(a)	4.625%	06/15/22	1,727	$1,696,778
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	02/15/21	1,159	1,205,360
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	03/15/23	200	206,500
Qorvo, Inc., Gtd. Notes, 144A	6.750%	12/01/23	677	690,540
Sensata Technologies BV, Gtd. Notes, 144A	4.875%	10/15/23	2,165	2,105,463
Sensata Technologies BV, Gtd. Notes, 144A	5.000%	10/01/25	557	544,468
Sensata Technologies BV, Gtd. Notes, 144A	5.625%	11/01/24	173	176,893
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A	6.250%	02/15/26	2,318	2,410,720

				19,819,872

Software — 3.7%
Audatex North America, Inc., Gtd. Notes, 144A	6.000%	06/15/21	3,363	3,388,223
Audatex North America, Inc., Gtd. Notes, 144A	6.125%	11/01/23	1,838	1,849,487
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%	07/15/21	5,575	3,707,375
Boxer Parent Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(a)	9.000%	10/15/19	4,630	2,870,600
Emdeon, Inc., Gtd. Notes	11.000%	12/31/19	4,250	4,430,625
Emdeon, Inc., Gtd. Notes, 144A	6.000%	02/15/21	600	558,000
First Data Corp., Gtd. Notes, 144A(a)	7.000%	12/01/23	12,172	12,172,000
First Data Corp., Sec’d. Notes, 144A	5.750%	01/15/24	3,975	3,915,375
First Data Corp., Sec’d. Notes, PIK, 144A	8.750%	01/15/22	366	382,086
First Data Corp., Sr. Sec’d. Notes, 144A	5.000%	01/15/24	325	323,375
First Data Corp., Sr. Sec’d. Notes, 144A(a)	5.375%	08/15/23	590	592,950
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20	622	652,323
IMS Health, Inc., Sr. Unsec’d. Notes, 144A(a)	6.000%	11/01/20	575	592,250
Infor Software Parent LLC / Infor Software Parent, Inc., Gtd. Notes, PIK, 144A (original cost $3,643,000; purchased 04/03/14-10/05/15)(a)(f)(g)	7.125%	05/01/21	3,795	2,741,887
Infor US, Inc., Gtd. Notes, 144A (original cost $3,915,300; purchased 03/18/15-04/09/15)(f)(g)	6.500%	05/15/22	3,925	3,316,625
Infor US, Inc., Gtd. Notes, 144A	6.500%	05/15/22	602	508,690
Infor US, Inc., Sr. Sec’d. Notes, 144A(a)	5.750%	08/15/20	155	156,163
Informatica LLC, Sr. Unsec’d. Notes, 144A(a)	7.125%	07/15/23	3,016	2,729,480
MedAssets, Inc., Gtd. Notes	8.000%	11/15/18	1,275	1,297,313
MSCI, Inc., Gtd. Notes, 144A(a)	5.250%	11/15/24	547	555,205
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%	08/15/20	3,231	3,235,265
Open Text Corp. (Canada), Gtd. Notes, 144A	5.625%	01/15/23	230	227,700
SS&C Technologies Holdings, Inc., Gtd. Notes, 144A	5.875%	07/15/23	397	409,903

				50,612,900

Telecommunications — 8.0%
Aegis Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	10.250%	02/15/23	1,500	1,440,000
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750%	11/15/20	304	320,340
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	8.875%	01/01/20	500	530,000
Alcatel-Lucent USA, Inc. (France), Sr. Unsec’d. Notes(a)	6.450%	03/15/29	309	312,863

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Avaya, Inc., Sec’d. Notes, 144A(g)	10.500%	03/01/21	4,614	$1,568,760
Avaya, Inc., Sr. Sec’d. Notes, 144A(a)	7.000%	04/01/19	1,342	993,080
CenturyLink, Inc., Sr. Unsec’d. Notes	5.625%	04/01/25	512	432,640
CenturyLink, Inc., Sr. Unsec’d. Notes	5.800%	03/15/22	1,500	1,374,750
CenturyLink, Inc., Sr. Unsec’d. Notes	6.875%	01/15/28	1,000	745,000
Cincinnati Bell, Inc., Gtd. Notes	8.375%	10/15/20	1,325	1,354,813
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625%	06/01/20	7,315	7,397,294
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A(a)	6.000%	06/15/25	2,953	2,842,262
CommScope, Inc., Gtd. Notes, 144A	5.000%	06/15/21	295	282,831
CommScope, Inc., Gtd. Notes, 144A	5.500%	06/15/24	692	657,400
Consolidated Communications, Inc., Gtd. Notes	6.500%	10/01/22	769	645,960
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375%	11/15/22	2,500	2,575,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20	1,600	1,320,000
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750%	03/01/23	1,750	1,461,250
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625%	01/31/20	1,430	1,515,800
Embarq Corp., Sr. Unsec’d. Notes	7.995%	06/01/36	3,172	3,267,160
Frontier Communications Corp., Sr. Unsec’d. Notes	6.250%	09/15/21	1,030	872,925
Frontier Communications Corp., Sr. Unsec’d. Notes	7.125%	03/15/19	165	164,983
Frontier Communications Corp., Sr. Unsec’d. Notes	8.500%	04/15/20	2,245	2,250,612
Frontier Communications Corp., Sr. Unsec’d. Notes	8.750%	04/15/22	227	209,975
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	9.250%	07/01/21	1,569	1,541,543
Frontier Communications Corp., Sr. Unsec’d. Notes, 144A	8.875%	09/15/20	229	231,863
Frontier Communications Corp., Sr. Unsec’d. Notes, 144A	10.500%	09/15/22	833	829,876
Frontier Communications Corp., Sr. Unsec’d. Notes, 144A	11.000%	09/15/25	1,674	1,657,260
Goodman Networks, Inc., Sr. Sec’d. Notes	12.125%	07/01/18	1,694	457,380
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500%	08/01/23	3,773	2,961,805
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(a)	6.625%	12/15/22	628	400,350
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	04/01/19	1,086	996,405
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20	5,370	4,698,750
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.500%	04/01/21	1,033	898,710
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	7.750%	06/01/21	1,833	856,928
Level 3 Communications, Inc., Sr. Unsec’d. Notes(a)	5.750%	12/01/22	1,120	1,145,200
Level 3 Financing, Inc., Gtd. Notes	5.375%	08/15/22	283	287,245
Level 3 Financing, Inc., Gtd. Notes(a)	6.125%	01/15/21	849	878,715
Level 3 Financing, Inc., Gtd. Notes	7.000%	06/01/20	259	270,655
Level 3 Financing, Inc., Gtd. Notes, 144A	5.125%	05/01/23	305	302,713
Level 3 Financing, Inc., Gtd. Notes, 144A	5.375%	01/15/24	500	502,500
Nokia OYJ (Finland), Sr. Unsec’d. Notes	5.375%	05/15/19	311	329,707

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Nokia OYJ (Finland), Sr. Unsec’d. Notes	6.625%	05/15/39	318	$325,355
Plantronics, Inc., Gtd. Notes, 144A	5.500%	05/31/23	193	192,035
Qwest Capital Funding, Inc., Gtd. Notes	6.875%	07/15/28	222	173,160
Qwest Capital Funding, Inc., Gtd. Notes	7.750%	02/15/31	804	681,390
Qwest Corp., Sr. Unsec’d. Notes	7.250%	09/15/25	650	691,447
SoftBank Group Corp. (Japan), Gtd. Notes, 144A	4.500%	04/15/20	1,232	1,225,840
Sprint Capital Corp., Gtd. Notes(a)	6.875%	11/15/28	4,865	3,393,338
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19	3,050	2,485,750
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32	1,685	1,263,750
Sprint Communications, Inc., Gtd. Notes, 144A	7.000%	03/01/20	502	503,255
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18	2,170	2,283,925
Sprint Communications, Inc., Sr. Unsec’d. Notes	6.000%	12/01/16	568	566,935
Sprint Communications, Inc., Sr. Unsec’d. Notes	7.000%	08/15/20	1,735	1,340,287
Sprint Communications, Inc., Sr. Unsec’d. Notes	8.375%	08/15/17	550	541,200
Sprint Communications, Inc., Sr. Unsec’d. Notes	9.125%	03/01/17	245	249,287
Sprint Communications, Inc., Sr. Unsec’d. Notes(a)	11.500%	11/15/21	243	223,560
Sprint Corp., Gtd. Notes(a)	7.125%	06/15/24	3,463	2,497,689
Sprint Corp., Gtd. Notes	7.250%	09/15/21	899	678,475
Sprint Corp., Gtd. Notes(a)	7.625%	02/15/25	3,047	2,224,310
Sprint Corp., Gtd. Notes	7.875%	09/15/23	4,896	3,676,896
Syniverse Holdings, Inc., Gtd. Notes	9.125%	01/15/19	1,850	837,125
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303%	05/30/24	1,650	1,629,375
T-Mobile USA, Inc., Gtd. Notes(a)	6.000%	03/01/23	924	935,550
T-Mobile USA, Inc., Gtd. Notes	6.125%	01/15/22	667	685,343
T-Mobile USA, Inc., Gtd. Notes(a)	6.250%	04/01/21	747	769,410
T-Mobile USA, Inc., Gtd. Notes	6.375%	03/01/25	1,999	2,018,990
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/24	590	601,800
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/26	4,077	4,115,691
T-Mobile USA, Inc., Gtd. Notes(a)	6.625%	11/15/20	423	439,704
T-Mobile USA, Inc., Gtd. Notes(a)	6.625%	04/01/23	805	821,100
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21	2,396	2,485,850
T-Mobile USA, Inc., Gtd. Notes	6.731%	04/28/22	1,451	1,512,667
T-Mobile USA, Inc., Gtd. Notes	6.836%	04/28/23	529	547,515
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	5.750%	01/15/25	213	205,013
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	6.000%	10/15/24	300	299,250
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	6.375%	04/15/23	400	406,000
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.250%	01/15/26	400	389,000
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%	04/15/21	225	232,313
West Corp., Gtd. Notes, 144A	5.375%	07/15/22	3,105	2,678,063
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375%	04/23/21	4,565	4,313,925
Windstream Services LLC, Gtd. Notes(a)	6.375%	08/01/23	2,235	1,609,200
Windstream Services LLC, Gtd. Notes	7.500%	06/01/22	884	678,470
Windstream Services LLC, Gtd. Notes(a)	7.500%	04/01/23	2,475	1,861,942
Windstream Services LLC, Gtd. Notes	7.750%	10/01/21	1,265	995,397

				110,069,880

Textiles — 0.4%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250%	06/01/21	5,130	5,078,700

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Transportation — 0.7%
Bluewater Holding BV (Netherlands), Gtd. Notes, 144A, RegS	10.000%	12/10/19	2,100	$1,081,500
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875%	04/01/20	720	496,800
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes	7.250%	02/15/21	250	220,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., Sr. Sec’d. Notes, 144A	8.125%	11/15/21	232	202,420
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Gtd. Notes	8.125%	02/15/19	90	38,700
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A(a)	7.375%	01/15/22	3,280	1,640,000
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay), Gtd. Notes, 144A	7.250%	05/01/22	982	643,210
OPE KAG Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.875%	07/31/23	1,200	1,192,500
Ultrapetrol Bahamas Ltd. (Bahamas), Sr. Sec’d. Notes(a)(g)	8.875%	06/15/21	1,801	180,100
XPO Logistics, Inc., Gtd. Notes, 144A(a)	6.500%	06/15/22	2,925	2,705,625
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A	7.875%	09/01/19	650	660,901

				9,061,756

TOTAL CORPORATE BONDS (cost $1,391,335,261)				1,262,965,391

			Shares
COMMON STOCKS — 0.1%
Diversified Telecommunication Services — 0.1%
NII Holdings, Inc.*			90,376	456,399

Independent Power & Renewable Electricity Producers
Dynegy, Inc.*			18,000	241,200

Metals & Mining
ArcelorMittal (Luxembourg)(a)			46,931	198,049

TOTAL COMMON STOCKS (cost $2,941,008)				895,648

PREFERRED STOCKS — 0.3%
Banks — 0.1%
Goldman Sachs Group, Inc. (The), Series K, 6.375%(a)(g)			26,000	722,540

Independent Power & Renewable Electricity Producers
Dynegy, Inc., Series A, CVT, 5.375%(g)			7,400	370,962

Insurance — 0.1%
XLIT Ltd. (Ireland), Series D, 3.441%			2,550	2,034,263

Technology — 0.1%
Pitney Bowes International Holdings, Inc., Series F, 6.125%			1,000	1,032,500

TOTAL PREFERRED STOCKS (cost $4,134,588)				4,160,265

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

WARRANTS*(g)	Units	Value (Note 2)
Specialty Retail
Nebraska Book Holdings, Inc., expiring 06/29/19	5,983	$—
Nebraska Book Holdings, Inc., expiring 06/29/19	2,792	—

		—

Transportation Infrastructure
General Maritime Corp., expiring 05/17/17	1,101	—

TOTAL WARRANTS (cost $0)		—

TOTAL LONG-TERM INVESTMENTS (cost $1,458,521,020)		1,314,602,600

	Shares
SHORT-TERM INVESTMENT — 22.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $307,495,966; includes $264,217,867 of cash collateral for securities on loan)(b)(w)(Note 4)	307,495,966	307,495,966

TOTAL INVESTMENTS — 118.2% (cost $1,766,016,986)		1,622,098,566
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.2)%		(249,656,956)

NET ASSETS — 100.0%		$1,372,441,610

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $259,672,624 ; cash collateral of $264,217,867 (including in liabilities) was received with which the fund purchased highly liquid short-term investments. In addition, as of December 31, 2015, $1,313,172 of cash collateral had been segregated to cover the securities lending requirements. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $69,444,096. The aggregate value of $59,982,195 is approximately 4.4% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(i)	Represents issuer in default on interest payments. Non-income producing security.

(r)	Principal amount is less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	Unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$43,384,488	$2,924,011
Convertible Bond	—	272,797	—
Corporate Bonds	—	1,262,965,365	26
Common Stocks	895,648	—	—
Preferred Stocks	4,160,265	—	—
Warrants	—	—	—
Affiliated Money Market Mutual Fund	307,495,966	—	—

Total	$312,551,879	$1,306,622,650	$2,924,037

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stocks	Corporate Bonds
Balance as of 12/31/14	$—	$2,716,516	$9,065,185
Accrued discounts/premiums	16,848	—	(64,258)
Realized gain (loss)	—	(365,787)	44,197
Change in unrealized appreciation (depreciation)**	(456,941)	153,845	(32,760)
Purchases	2,882,207	—	—
Sales	—	(2,504,574)	(618,489)
Transfers into Level 3	481,897	—	—
Transfers out of Level 3	—	—	(8,393,849)

Balance as of 12/31/15	$2,924,011	$—	$26

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $(456,941) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Bank Loans	$2,924,011	Market Approach	Single Broker Indicative Quote
Corporate Bonds	26	Discount Pricing	Discretionary Discount Rate

	$2,924,037

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$481,897	L2 to L3	Evaluated Bid to Single Broker Quote
Corporate Bonds	$8,393,849	L3 to L2	Single Broker Indicative Quote to Evaluate Bid

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (19.3% represents investments purchased with collateral from securities on loan)	22.4%
Telecommunications	8.1
Media	7.3
Healthcare-Services	6.1
Electric	4.7
Oil & Gas	4.6
Retail	4.5
Banks	3.9
Software	3.7
Chemicals	3.5
Diversified Financial Services	3.3
Foods	3.2
Commercial Services	3.2
Entertainment	3.1
Home Builders	3.1
Packaging & Containers	2.5
Lodging	2.3
Building Materials	2.3
Auto Parts & Equipment	2.1
Pharmaceuticals	2.0
Pipelines	2.0
Semiconductors	1.4
Healthcare-Products	1.3
Mining	1.3
Real Estate Investment Trusts (REITs)	1.2
Distribution/Wholesale	1.0
Iron/Steel	0.8
Transportation	0.7
Holding Companies-Diversified	0.7
Engineering & Construction	0.7
Aerospace & Defense	0.7
Internet	0.7
Leisure Time	0.6

Auto Manufacturers	0.6%
Oil & Gas Services	0.6
Environmental Control	0.6
Miscellaneous Manufacturing	0.6
Technology	0.6
Electrical Components & Equipment	0.5
Machinery-Construction & Mining	0.5
Beverages	0.5
Machinery-Diversified	0.4
Airlines	0.4
Textiles	0.4
Insurance	0.4
Semiconductors & Semiconductor Equipment	0.4
Household Products/Wares	0.3
Advertising	0.3
Forest Products & Paper	0.3
Office/Business Equipment	0.2
Biotechnology	0.2
Food Products	0.2
Real Estate	0.1
Gas	0.1
Housewares	0.1
Coal	0.1
Hand/Machine Tools	0.1
Apparel	0.1
Cosmetics/Personal Care	0.1
Energy-Alternate Sources	0.1
Metals & Mining	0.1
Electronics	0.1
Agriculture	0.1
Computers	0.1

118.2
Liabilities in excess of other assets	(18.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2015, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)	Swaps	Total
Credit contracts	$—	$1,219,863	$1,219,863
Foreign exchange contracts	75,175	—	75,175

Total	$75,175	$1,219,863	$1,295,038

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Forward Currency Contracts(2)
Foreign exchange contracts			$(14,449)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts - Sold(1)	Credit Default Swap Agreements - Buy Protection(2)
$367,646	$13,078

(1)	Value at Settlement Date.

(2)	Notional Amount in USD (000).

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $259,672,624:
Unaffiliated investments (cost $1,458,521,020)	$1,314,602,600
Affiliated investments (cost $307,495,966)	307,495,966
Cash	9,140
Foreign currency, at value (cost $97,515)	78,280
Dividends and interest receivable	23,364,086
Deposit with affiliated securities lending agent	1,313,172
Receivable for investments sold	913,070
Receivable for fund share sold	19,540
Prepaid expenses	11,653

Total Assets	1,647,807,507

LIABILITIES:
Payable to broker for collateral for securities on loan	265,531,039
Payable for investments purchased	9,002,912
Advisory fees payable	339,321
Payable for fund share repurchased	287,590
Accrued expenses and other liabilities	166,996
Distribution fee payable	37,699
Affiliated transfer agent fee payable	340

Total Liabilities	275,365,897

NET ASSETS	$1,372,441,610

Net assets were comprised of:
Paid-in capital	$1,248,456,134
Retained earnings	123,985,476

Net assets, December 31, 2015	$1,372,441,610

Net asset value and redemption price per share, $1,372,441,610 / 168,951,136 outstanding shares of beneficial interest	$8.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$96,029,301
Affiliated income from securities lending, net	632,296
Unaffiliated dividend income	337,525
Affiliated dividend income	99,754

97,098,876

EXPENSES
Advisory fees	9,632,029
Distribution fee	2,603,327
Custodian and accounting fees	340,000
Audit fee	47,000
Shareholders’ reports	24,000
Trustees’ fees	23,000
Insurance expenses	19,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	384
Miscellaneous	19,551

Total expenses	12,728,291

NET INVESTMENT INCOME	84,370,585

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(14,511,962)
Swap agreements transactions	1,219,863
Foreign currency transactions	(122,333)

(13,414,432)

Net change in unrealized appreciation (depreciation) on:
Investments	(120,266,840)
Foreign currencies	(20,544)

(120,287,384)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(133,701,816)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,331,23)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$84,370,585	$81,211,604
Net realized gain (loss) on investment and foreign currency transactions	(13,414,432)	27,628,194
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(120,287,384)	(62,875,523)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,331,231)	45,964,275

FUND SHARE TRANSACTIONS:
Fund share sold [62,884,999 and 23,093,208 shares, respectively]	530,957,186	196,290,679
Fund share repurchased [32,948,181 and 74,587,074 shares, respectively]	(279,036,644)	(635,917,708)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	251,920,542	(439,627,029)

TOTAL INCREASE (DECREASE) IN NET ASSETS	202,589,311	(393,662,754)
NET ASSETS:
Beginning of year	1,169,852,299	1,563,515,053

End of year	$1,372,441,610	$1,169,852,299

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 94.9% ASSET-BACKED SECURITIES — 3.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligations
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.583%	(c)	04/25/19	372	$369,558

Collateralized Loan Obligations — 1.3%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%	(c)	04/20/25	6,750	6,659,372
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A	2.029%	(c)	01/15/28	9,000	8,952,176
Atlas Sr. Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.860%	(c)	10/15/26	1,000	990,109
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.223%	(c)	01/20/28	7,750	7,726,486
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	1.784%	(c)	05/05/27	1,000	986,540
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.858%	(c)	11/22/23	1,100	1,099,725
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	1.794%	(c)	07/20/27	600	598,494
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.844%	(c)	05/07/26	9,250	9,132,313
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.812%	(c)	05/15/26	9,250	9,070,089
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.014%	(c)	08/17/22	250	245,851
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017%	(c)	10/20/23	1,000	998,476
Voya CLO Ltd. (Cayman Islands), Series 2013-3A, Class A2, 144A	2.115%	(c)	01/18/26	5,000	4,916,876
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2A, 144A	2.344%	(c)	11/07/25	7,750	7,436,999

					58,813,506

Non-Residential Mortgage-Backed Securities — 1.1%
Alternative Loan Trust, Series 2005-26CB, Class A7	0.722%	(c)	07/25/35	17,225	12,985,036
Alternative Loan Trust, Series 2005-38, Class A3	0.772%		09/25/35	5,930	4,930,092
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,155	1,146,340
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	5,000	4,937,572
Chase Issuance Trust, Series 2007-C1, Class C1	0.790%	(c)	04/15/19	9,500	9,460,294
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	4,175	4,168,145
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3(x)	3.521%	(c)	10/25/27	1,000	949,784
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1(x)	1.772%	(c)	04/25/28	3,688	3,689,755
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A	0.592%	(c)	01/19/38	4,085	3,332,072
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	5,100	5,036,081

					50,635,171

Residential Mortgage-Backed Securities — 1.3%
Accredited Mortgage Loan Trust, Series 2004-2, Class A2	1.022%	(c)	07/25/34	13,493	12,136,106

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1	1.062%	(c)	05/25/34	1,649	$1,551,783
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1	1.382%	(c)	09/25/34	1,788	1,781,495
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W4, Class M1	1.622%	(c)	10/25/33	2,864	2,811,875
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A2	1.142%	(c)	09/25/34	1,198	1,184,548
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.376%	(c)	10/26/37	4,615	4,257,132
Countrywide Asset-Backed Certificates, Series 2004-6, Class 2A5	1.202%	(c)	11/25/34	2,082	2,014,929
Countrywide Asset-Backed Certificates, Series 2004-ECC2, Class M1	1.322%	(c)	12/25/34	2,424	2,233,604
Credit Suisse Mortgage Trust, Series 2015-12R, Class 1A1, 144A	2.402%		10/30/47	8,000	7,936,496
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.244%	(c)	12/01/21	2,555	2,526,663
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.244%	(c)	05/01/20	4,474	4,395,737
LSTAR Securities Investment Trust, Series 2015-10, Class A1, 144A	2.244%	(c)	11/02/20	3,750	3,685,818
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2	1.122%	(c)	09/25/34	759	706,651
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1	1.142%	(c)	12/25/34	2,360	2,150,879
Morgan Stanley ABS Capital I, Inc., Series 2002-HE3, Class A2	1.502%	(c)	03/25/33	141	137,071
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1	1.322%	(c)	05/25/34	4,824	4,581,608
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC5, Class M1	1.322%	(c)	05/25/34	1,404	1,281,948
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-3, Class A1	1.002%	(c)	06/25/33	1,002	915,568

					56,289,911

TOTAL ASSET-BACKED SECURITIES (cost $162,532,123)					166,108,146

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.6%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	6.055%	(c)	05/10/45	7,912	8,002,165
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(c)	07/10/44	891	895,994
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A1A	5.617%		07/10/46	13,314	13,429,947
Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM	5.675%		07/10/46	4,403	4,494,835
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM	5.568%	(c)	10/12/41	14,610	14,906,880
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	3,000	2,992,213
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A2	2.904%		05/10/47	11,100	11,288,092

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	9,822	$9,469,320
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5	3.717%		09/15/48	1,000	1,019,176
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	12,869	13,073,906
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%	(c)	04/15/47	16,700	17,386,719
COMM Mortgage Trust, Series 2012-CR1, Class A2	2.350%		05/15/45	791	795,636
COMM Mortgage Trust, Series 2012-LC4, Class A2	2.256%		12/10/44	59	59,232
COMM Mortgage Trust, Series 2013-CR7, Class A1	0.716%		03/10/46	1,223	1,214,188
COMM Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	4,920	4,993,308
COMM Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	7,800	7,752,531
COMM Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	19,250	19,625,383
COMM Mortgage Trust, Series 2015-CR26, Class A4	3.630%		10/10/48	10,000	10,083,330
COMM Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	6,500	6,550,727
COMM Mortgage Trust, Series 2015-LC21, Class A4	3.708%		07/10/48	5,000	5,082,126
Commercial Mortgage Trust, Series 2006-C7, Class AM	5.793%	(c)	06/10/46	10,000	10,104,970
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	11,170	11,440,064
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AJ	5.461%	(c)	02/15/39	2,163	2,160,739
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A	5.659%	(c)	03/15/39	652	652,226
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	2,608	2,666,754
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A2	5.448%	(c)	01/15/49	46	45,902
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	10,400	10,398,081
DBUBS Mortgage Trust, Series 2011-LC3, Class A2	3.642%		08/10/44	2,722	2,732,317
Federal National Mortgage Assoc., Series 2015-M17, Class A2	3.038%	(c)	11/25/25	9,800	9,733,855
Federal National Mortgage Assoc., Series 2015-M8, Class AB2	2.829%		01/25/25	8,000	8,063,679
FHLMC Multifamily Structured Pass Through Certificates, Series K036, Class A2	3.527%	(c)	10/25/23	13,185	13,811,137
FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2	2.670%		12/25/24	4,000	3,905,146
FHLMC Multifamily Structured Pass Through Certificates, Series K044, Class A2	2.811%		01/25/25	15,410	15,172,819
FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class A4	3.161%		05/25/25	8,400	8,467,329
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%	(c)	12/10/49	6,810	7,053,160
GS Mortgage Securities Trust, Series 2006-GG6, Class AM	5.622%	(c)	04/10/38	13	12,857

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GS Mortgage Securities Trust, Series 2013-GC16, Class A2	3.033%		11/10/46	12,957	$13,221,531
GS Mortgage Securities Trust, Series 2014-GC24, Class A5	3.931%		09/10/47	20,000	20,809,028
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	1,100	1,114,729
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2	2.977%		11/15/45	21,925	22,326,530
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A1	1.247%		01/15/47	3,704	3,670,778
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	5,650	5,757,839
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A3	3.098%		11/15/47	8,000	7,955,286
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4	3.227%		10/15/48	4,000	3,920,272
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	6,400	6,403,790
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5	3.822%		07/15/48	10,845	11,110,466
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class AM	5.525%	(c)	04/15/43	1,700	1,707,481
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM	5.909%	(c)	04/15/45	7,500	7,571,431
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM	5.440%		05/15/45	11,000	11,191,786
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A1A	5.695%	(c)	02/12/49	2,387	2,490,256
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3, 144A	4.388%		02/15/46	16,145	16,827,888
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM	5.840%	(c)	06/15/38	6,765	6,882,637
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A	5.387%		02/15/40	9,985	10,267,363
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM	5.493%	(c)	02/15/40	19,330	19,785,952
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	17,500	18,277,749
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(c)	05/12/39	5,300	5,320,458
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%		12/12/49	7,420	7,614,972
ML-CFC Commercial Mortgage Trust, Series 2007-5, Class A4	5.378%		08/12/48	4,404	4,508,582
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4	5.485%	(c)	03/12/51	1,900	1,948,032
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2	3.085%		08/15/46	15,000	15,317,064
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%		12/15/47	4,000	4,097,783
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	6,000	5,995,752
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A4	3.719%		07/15/50	12,950	13,196,758
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4	3.732%		05/15/48	12,500	12,746,720
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5	3.635%		10/15/48	5,000	5,040,726

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A3	3.510%		05/15/48	5,000	$5,047,386
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3	2.533%		12/10/45	912	910,720
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A1	0.779%		03/10/46	4,381	4,330,042
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A	5.749%	(c)	07/15/45	25,088	25,296,153
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572%		10/15/48	984	998,326
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	5.603%	(c)	10/15/48	13,370	13,659,711
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A1A	5.297%		11/15/48	6,937	7,091,066
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM	5.339%		11/15/48	7,692	7,850,769
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class APB	5.294%		12/15/43	1,810	1,815,315
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A1A	5.952%	(c)	02/15/51	8,962	9,387,565
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A2	1.844%		10/15/45	10,000	9,987,955
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A2	2.819%		08/15/50	25,447	25,840,780
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A2	2.552%		06/15/48	9,808	9,827,299
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3	3.411%		09/15/58	7,000	6,959,526
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A4	3.498%		07/15/58	7,000	7,017,991

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $674,622,457)					662,636,986

CORPORATE BONDS — 39.9%
Agriculture — 1.3%
Altria Group, Inc., Gtd. Notes(a)	4.000%		01/31/24	10,600	10,981,441
Altria Group, Inc., Gtd. Notes(a)	4.750%		05/05/21	7,000	7,595,147
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%		06/15/22	3,165	3,244,381
Philip Morris International, Inc., Sr. Unsec’d. Notes(h)	2.500%		08/22/22	2,525	2,474,013
Philip Morris International, Inc., Sr. Unsec’d. Notes(h)	4.125%		05/17/21	4,500	4,779,585
Reynolds American, Inc., Gtd. Notes	4.000%		06/12/22	2,000	2,079,164
Reynolds American, Inc., Gtd. Notes(a)	4.450%		06/12/25	26,550	27,766,813
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	865	1,017,860

					59,938,404

Airlines — 0.1%
Continental Airlines, Inc., Pass-Through Certificates, Series 2007-1, Class A	5.983%		04/19/22	1,462	1,614,715
Continental Airlines, Inc., Pass-Through Certificates, Series 2010-1, Class A	4.750%		01/12/21	200	210,182
Delta Air Lines, Inc., Pass-Through Certificates, Series 2010-1, Class A	6.200%		07/02/18	459	491,183

					2,316,080

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Auto Manufacturers — 1.7%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.625%		09/15/16	3,000	$3,025,950
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.300%		05/19/25	7,295	7,072,969
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	4.134%		08/04/25	25,530	25,438,475
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.375%		08/06/23	2,500	2,568,958
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	7,150	8,421,141
General Motors Co., Sr. Unsec’d. Notes	3.500%		10/02/18	2,205	2,227,138
General Motors Co., Sr. Unsec’d. Notes	4.000%		04/01/25	1,000	947,372
General Motors Financial Co., Inc., Gtd. Notes(a)	3.450%		04/10/22	1,020	978,444
General Motors Financial Co., Inc., Gtd. Notes	3.700%		11/24/20	8,300	8,322,452
General Motors Financial Co., Inc., Gtd. Notes	4.000%		01/15/25	5,000	4,743,785
General Motors Financial Co., Inc., Gtd. Notes	4.300%		07/13/25	11,800	11,442,342

					75,189,026

Auto Parts & Equipment — 0.1%
Lear Corp., Gtd. Notes	5.250%		01/15/25	3,767	3,832,922

Banks — 10.5%
Bank Of America Corp., Jr. Sub. Notes(a)	6.100%	(c)	12/31/49	5,000	5,068,750
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	1,500	1,476,488
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25	25,900	26,291,815
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	6,920	7,147,322
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.625%		07/01/20	5,500	6,109,230
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	1,000	1,075,308
Bank of America Corp., Sub. Notes, MTN	3.950%		04/21/25	10,000	9,737,690
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	8,250	8,185,468
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%		05/15/24	15,550	15,849,695
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19	865	861,840
BB&T Corp., Sr. Unsec’d. Notes, MTN(a)	2.625%		06/29/20	4,895	4,923,460
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	3.200%		02/05/25	15,000	14,499,540
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	3.500%		06/15/23	4,230	4,204,146
Capital One NA, Sr. Unsec’d. Notes	2.950%		07/23/21	880	871,076
Citigroup, Inc., Jr. Sub. Notes(a)	5.950%	(c)	12/29/49	5,000	4,984,375
Citigroup, Inc., Sr. Unsec’d. Notes(a)	3.300%		04/27/25	25,500	25,043,372
Citigroup, Inc., Sub. Notes(a)	3.500%		05/15/23	1,250	1,229,021
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	6,135	5,971,122
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	1,400	1,414,011
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	7,545	7,495,045
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	3.750%		03/26/25	14,000	13,541,976
Discover Bank, Sr. Unsec’d. Notes	4.200%		08/08/23	3,200	3,269,002
Discover Bank, Sub. Notes	7.000%		04/15/20	1,665	1,895,741
Fifth Third Bank, Sr. Unsec’d. Notes	2.375%		04/25/19	750	752,480
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(c)	12/29/49	5,000	4,968,750
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	14,300	14,054,226
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	3.750%		05/22/25	25,500	25,670,034
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	5.750%		01/24/22	10,000	11,372,210
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	2,750	2,806,265
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	4,535	4,974,455

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	(c)	12/29/49	3,500	$3,486,875
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(c)	04/29/49	1,000	1,018,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.625%		05/13/24	6,250	6,342,619
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.900%		07/15/25	33,970	35,006,832
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	6,650	6,615,048
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	7,315	7,297,517
Lloyds Bank PLC (United Kingdom), Gtd. Notes(a)	3.500%		05/14/25	15,000	15,049,245
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,000	1,121,263
Morgan Stanley, Jr. Sub. Notes	5.450%	(c)	07/29/49	5,000	4,881,250
Morgan Stanley, Sr. Unsec’d. Notes	3.750%		02/25/23	3,200	3,277,651
Morgan Stanley, Sr. Unsec’d. Notes	3.875%		04/29/24	4,000	4,077,516
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	4.000%		07/23/25	30,250	31,150,664
Morgan Stanley, Sub. Notes, MTN	4.350%		09/08/26	10,750	10,785,142
Morgan Stanley, Sub. Notes, MTN	4.875%		11/01/22	1,210	1,284,115
PNC Bank NA, Sr. Unsec’d. Notes(a)	3.300%		10/30/24	2,000	2,002,206
PNC Bank NA, Sub. Notes(h)	3.800%		07/25/23	1,295	1,335,571
PNC Bank NA, Sub. Notes	4.200%		11/01/25	3,250	3,446,316
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854%		11/09/22	3,835	3,786,035
Royal Bank of Canada (Canada), Covered Bonds	2.100%		10/14/20	22,405	22,016,094
Royal Bank of Canada (Canada), Covered Bonds	2.200%		09/23/19	8,515	8,522,102
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.625%		04/19/16	165	166,448
State Street Corp., Sr. Unsec’d. Notes	3.550%		08/18/25	7,400	7,632,552
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%		01/18/23	2,090	2,054,263
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	2.400%		10/01/20	8,500	8,436,862
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A(a)	4.125%		09/24/25	9,755	9,744,884
Wells Fargo & Co., Jr. Sub. Notes(a)	5.875%	(c)	12/29/49	5,000	5,262,500
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.000%		02/19/25	7,150	6,954,512
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	3.550%		09/29/25	20,500	20,684,398
Wells Fargo & Co., Sub. Notes, MTN	4.300%		07/22/27	10,340	10,562,662

					479,745,055

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes(h)	2.625%		01/17/23	5,000	4,798,385
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes(h)	5.375%		01/15/20	4,720	5,222,944

					10,021,329

Biotechnology — 1.7%
Amgen, Inc., Sr. Unsec’d. Notes	3.125%		05/01/25	10,800	10,259,665
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/22/24	6,500	6,497,576
Amgen, Inc., Sr. Unsec’d. Notes	3.875%		11/15/21	6,470	6,740,931
Biogen, Inc., Sr. Unsec’d. Notes	3.625%		09/15/22	15,625	15,798,062
Biogen, Inc., Sr. Unsec’d. Notes	4.050%		09/15/25	3,740	3,756,972
Celgene Corp., Sr. Unsec’d. Notes(a)	3.550%		08/15/22	8,665	8,749,232
Celgene Corp., Sr. Unsec’d. Notes(a)	3.875%		08/15/25	7,500	7,469,625
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	3.650%		03/01/26	12,900	13,009,379
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%		04/01/24	5,500	5,633,754

					77,915,196

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Building Materials — 0.1%
CRH America, Inc. (Ireland), Gtd. Notes	8.125%	07/15/18	1,000	$1,137,605
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000%	06/15/25	2,700	2,670,956
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%	07/02/24	640	628,124

				4,436,685

Chemicals — 1.7%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	785	750,973
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.500%	06/01/23	6,000	5,727,564
Ashland, Inc., Gtd. Notes(a)	4.750%	08/15/22	3,025	2,941,812
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	4,000	4,513,660
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	2,000	1,914,632
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	3.500%	10/01/24	22,900	22,203,817
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	1,806	1,890,459
Ecolab, Inc., Sr. Unsec’d. Notes	2.250%	01/12/20	2,750	2,734,171
Lubrizol Corp., Gtd. Notes	8.875%	02/01/19	1,750	2,090,223
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	29,521	29,428,481
Monsanto Co., Sr. Unsec’d. Notes	2.850%	04/15/25	855	779,498
Mosaic Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/23	3,295	3,263,450

				78,238,740

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $259,615; purchased 07/18/13)(f)(g)	2.800%	11/01/18	260	261,686
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,440,379; purchased 11/02/15)(f)(g)	3.800%	11/01/25	2,445	2,419,413
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600%	08/15/16	3,000	3,116,250

				5,797,349

Computers — 1.0%
Apple, Inc., Sr. Unsec’d. Notes(a)(h)	3.200%	05/13/25	18,100	18,319,064
Apple, Inc., Sr. Unsec’d. Notes	3.450%	05/06/24	5,000	5,179,720
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%	10/05/17	14,735	14,722,505
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%	10/05/18	2,765	2,763,457
International Business Machines Corp., Sr. Unsec’d. Notes	3.375%	08/01/23	3,075	3,122,456

				44,107,202

Diversified Financial Services — 1.3%
Capital One Bank USA NA, Sub. Notes	3.375%	02/15/23	4,800	4,697,170
Discover Financial Services, Sr. Unsec’d. Notes	3.750%	03/04/25	10,000	9,603,060
Discover Financial Services, Sr. Unsec’d. Notes	5.200%	04/27/22	3,468	3,708,475
GE Capital International Funding Co., Gtd. Notes, 144A(a)	3.373%	11/15/25	18,432	18,765,343
General Electric Capital Corp., Gtd. Notes, MTN	3.100%	01/09/23	3,589	3,642,878
General Electric Capital Corp., Gtd. Notes, MTN	3.450%	05/15/24	3,436	3,552,230
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%	05/15/16	275	278,781
Jefferies Group LLC, Sr. Unsec’d. Notes	5.125%	01/20/23	2,280	2,262,043
Navient Corp., Sr. Unsec’d. Notes, MTN	6.000%	01/25/17	3,820	3,915,500
Synchrony Financial, Sr. Unsec’d. Notes	4.500%	07/23/25	10,000	9,976,320

				60,401,800

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric — 1.9%
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%	01/15/23	3,366	$3,584,790
Commonwealth Edison Co., First Mortgage Bonds	3.400%	09/01/21	5,000	5,189,980
Dominion Resources, Inc., Sr. Unsec’d. Notes(a)	3.900%	10/01/25	11,130	11,141,575
DPL, Inc., Sr. Unsec’d. Notes	7.250%	10/15/21	5,000	4,750,000
Entergy Corp., Sr. Unsec’d. Notes	4.700%	01/15/17	900	922,887
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350%	01/15/25	750	760,256
Indiana Michigan Power Co., Sr. Unsec’d. Notes	7.000%	03/15/19	2,000	2,266,938
Kentucky Utilities Co., First Mortgage Bonds	3.300%	10/01/25	2,150	2,166,475
Louisville Gas & Electric Co., First Mortgage Bonds	3.300%	10/01/25	3,065	3,078,137
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	7,000	7,429,849
NRG Energy, Inc., Gtd. Notes(a)	7.875%	05/15/21	2,000	1,875,000
NRG Energy, Inc., Gtd. Notes	8.250%	09/01/20	6,000	5,820,000
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	3.500%	06/15/25	18,380	18,583,981
PacifiCorp, First Mortgage Bonds(a)	3.350%	07/01/25	2,270	2,288,428
PPL Electric Utilities Corp., First Mortgage Bonds	3.000%	09/15/21	5,000	5,077,310
PSEG Power LLC, Gtd. Notes	2.750%	09/15/16	1,560	1,572,639
Virginia Electric & Power Co., Sr. Unsec’d. Notes(h)	2.950%	01/15/22	2,505	2,519,664
Virginia Electric & Power Co., Sr. Unsec’d. Notes(h)	3.100%	05/15/25	7,500	7,428,158

				86,456,067

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.875%	11/01/20	2,290	2,244,200

Food — 0.4%
JM Smucker Co. (The), Gtd. Notes	3.000%	03/15/22	655	651,694
JM Smucker Co. (The), Gtd. Notes	3.500%	03/15/25	475	472,427
Kraft Heinz Foods Co., Gtd. Notes, 144A(a)	3.950%	07/15/25	16,295	16,446,706
Tyson Foods, Inc., Gtd. Notes	3.950%	08/15/24	1,190	1,221,784

				18,792,611

Forest Products & Paper — 0.2%
International Paper Co., Sr. Unsec’d. Notes(a)	3.800%	01/15/26	2,500	2,463,112
International Paper Co., Sr. Unsec’d. Notes	4.750%	02/15/22	4,061	4,337,193

				6,800,305

Gas — 0.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	2,735	3,205,363
Southern California Gas Co., First Mortgage Bonds	3.200%	06/15/25	3,300	3,301,244

				6,506,607

Healthcare-Products — 1.0%
Danaher Corp., Sr. Unsec’d. Notes(a)	3.350%	09/15/25	4,215	4,279,038
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	31,340	31,596,048
St. Jude Medical, Inc., Sr. Unsec’d. Notes(a)	3.875%	09/15/25	1,865	1,882,400
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes(a)	3.550%	04/01/25	7,500	7,287,915

				45,045,401

Healthcare-Services — 1.1%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	7,000	7,325,241

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	5,000	$4,881,910
Cigna Corp., Sr. Unsec’d. Notes	3.250%	04/15/25	5,000	4,906,325
HCA, Inc., Gtd. Notes	5.375%	02/01/25	5,000	4,937,500
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	2.625%	02/01/20	385	380,092
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%	02/01/22	1,735	1,702,776
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	125	116,703
Tenet Healthcare Corp., Sr. Sec’d. Notes(a)	6.000%	10/01/20	6,000	6,315,000
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.875%	12/15/21	3,300	3,345,774
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.350%	07/15/22	2,805	2,869,072
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	9,300	9,587,147
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	2,860	3,129,830

				49,497,370

Insurance — 1.7%
ACE INA Holdings, Inc., Gtd. Notes	2.875%	11/03/22	11,865	11,774,968
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	17,315	17,160,204
American International Group, Inc., Sr. Unsec’d. Notes	4.125%	02/15/24	5,000	5,134,555
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	875	1,009,431
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.950%	05/01/22	5,835	6,185,012
Lincoln National Corp., Sr. Unsec’d. Notes(h)	4.850%	06/24/21	6,630	7,140,026
Markel Corp., Sr. Unsec’d. Notes	3.625%	03/30/23	355	350,070
Markel Corp., Sr. Unsec’d. Notes	4.900%	07/01/22	2,510	2,691,651
MetLife, Inc., Sr. Unsec’d. Notes(a)	3.000%	03/01/25	8,000	7,686,920
MetLife, Inc., Sr. Unsec’d. Notes	3.048%	12/15/22	4,340	4,330,223
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	3,635	3,978,620
Pacific LifeCorp., Sr. Unsec’d. Notes, 144A	6.000%	02/10/20	1,500	1,668,190
Principal Financial Group, Inc., Gtd. Notes(a)	3.125%	05/15/23	3,500	3,429,069
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	2,650	2,643,531
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22	1,185	1,145,036
WR Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	690	728,648
WR Berkley Corp., Sr. Unsec’d. Notes	5.375%	09/15/20	515	565,973

				77,622,127

Lodging — 0.1%
Choice Hotels International, Inc., Gtd. Notes	5.750%	07/01/22	2,000	2,140,000
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	1,320	1,304,633

				3,444,633

Machinery-Diversified — 0.4%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN(h)	2.375%	07/14/20	7,700	7,681,312
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	8,260	8,779,926

				16,461,238

Media — 1.9%
21st Century Fox America, Inc., Gtd. Notes	4.000%	10/01/23	750	774,685
CBS Corp., Gtd. Notes(a)	4.000%	01/15/26	2,030	1,979,532
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	6.500%	04/30/21	4,940	5,137,600

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.875%		05/01/27	4,000	$3,980,000
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	4.464%		07/23/22	6,840	6,816,128
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	4.908%		07/23/25	15,000	14,985,405
Comcast Corp., Gtd. Notes	3.375%		02/15/25	5,750	5,803,026
Comcast Corp., Gtd. Notes(a)	3.375%		08/15/25	13,000	13,160,836
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.800%		03/15/22	7,185	7,230,431
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes(a)	3.950%		01/15/25	7,500	7,393,575
Time Warner Cable, Inc., Gtd. Notes	8.750%		02/14/19	2,525	2,929,134
Time Warner, Inc., Gtd. Notes(a)	3.600%		07/15/25	12,300	11,973,792
Time Warner, Inc., Gtd. Notes	4.000%		01/15/22	1,720	1,781,961
Time Warner, Inc., Gtd. Notes	4.750%		03/29/21	265	284,846
Viacom, Inc., Sr. Unsec’d. Notes	3.125%		06/15/22	2,000	1,852,922
Viacom, Inc., Sr. Unsec’d. Notes(a)	4.500%		03/01/21	1,230	1,269,803

					87,353,676

Mining — 0.3%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(a)	3.850%		09/30/23	2,490	2,357,574
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(c)	10/19/75	3,660	3,582,225
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A(a)	5.800%		11/15/16	400	398,500
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec’d. Notes	3.750%		09/20/21	3,445	3,348,654
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec’d. Notes(a)	3.750%		06/15/25	2,040	1,851,812
Teck Resources Ltd. (Canada), Gtd. Notes(a)	3.850%		08/15/17	1,015	852,600

					12,391,365

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc., Gtd. Notes, 144A (original cost $2,675,000; purchased 08/26/15)(f)(g)	5.000%		03/15/22	2,675	2,675,000
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500%		03/15/18	1,300	1,267,500
Tyco International Finance SA, Gtd. Notes	3.900%		02/14/26	880	881,962

					4,824,462

Office/Business Equipment
Xerox Corp., Sr. Unsec’d. Notes	6.750%		02/01/17	1,925	2,017,254

Oil & Gas — 1.2%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	3.450%		07/15/24	1,000	888,344
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	3.506%		03/17/25	12,000	11,620,788
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	3.000%		08/15/22	895	793,763
Devon Energy Corp., Sr. Unsec’d Notes(a)	5.850%		12/15/25	2,000	1,945,088
Helmerich & Payne International Drilling Co., Gtd. Notes(a)	4.650%		03/15/25	1,930	1,930,872
Kerr-McGee Corp., Gtd. Notes	6.950%		07/01/24	2,000	2,148,608
Marathon Petroleum Corp., Sr. Unsec’d. Notes(a)	3.625%		09/15/24	10,000	9,318,350
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	4,615	3,792,422
Nabors Industries, Inc., Gtd. Notes	5.000%		09/15/20	2,925	2,566,316
Nabors Industries, Inc., Gtd. Notes	6.150%		02/15/18	2,500	2,536,708

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	5,805	$5,625,864
Petro-Canada (Canada), Sr. Unsec’d. Notes	6.050%	05/15/18	650	696,753
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.950%	07/15/22	2,000	1,825,796
Valero Energy Corp., Sr. Unsec’d. Notes	3.650%	03/15/25	10,300	9,715,197

				55,404,869

Oil & Gas Services — 0.1%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	1,400	1,384,586
Schlumberger Holdings Corp., Sr. Unsec’d Notes, 144A	4.000%	12/21/25	2,000	1,973,558
Weatherford International LLC, Gtd. Notes	6.350%	06/15/17	500	487,500

				3,845,644

Packaging & Containers
Rock-Tenn Co., Gtd. Notes	4.900%	03/01/22	775	821,953

Pharmaceuticals — 1.8%
AbbVie, Inc., Sr. Unsec’d. Notes	3.200%	11/06/22	1,030	1,013,864
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	17,820	17,587,182
Actavis Funding SCS, Gtd. Notes	3.450%	03/15/22	13,820	13,835,078
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	6,000	5,969,358
Baxalta, Inc., Sr. Unsec’d. Notes, 144A	3.600%	06/23/22	4,130	4,128,897
Bayer U.S. Finance LLC (Germany), Gtd. Notes, 144A	3.000%	10/08/21	1,310	1,321,059
Cardinal Health, Inc., Sr. Unsec’d. Notes(a)	3.750%	09/15/25	4,150	4,213,113
Merck & Co., Inc., Sr. Unsec’d. Notes	2.350%	02/10/22	6,025	5,915,694
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%	02/10/25	11,725	11,414,381
Novartis Capital Corp. (Switzerland), Gtd. Notes	3.000%	11/20/25	15,000	14,790,585
VPII Escrow Corp., Gtd. Notes, 144A(a)	6.750%	08/15/18	3,600	3,567,600

				83,756,811

Pipelines — 1.5%
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	4.750%	01/15/26	15,000	12,616,245
Enterprise Products Operating LLC, Gtd. Notes(a)	3.700%	02/15/26	15,000	13,455,030
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%	02/15/25	7,160	6,549,302
Enterprise Products Operating LLC, Gtd. Notes	3.900%	02/15/24	3,295	3,074,261
Kinder Morgan Energy Partners LP, Gtd. Notes	5.000%	10/01/21	4,200	3,964,309
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	1,885	1,884,444
ONEOK Partners LP, Gtd. Notes	3.375%	10/01/22	3,715	3,013,326
ONEOK Partners LP, Gtd. Notes(a)	5.000%	09/15/23	2,525	2,209,698
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes(a)	5.000%	02/01/21	2,185	2,076,864
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	8.750%	05/01/19	1,020	1,118,981
Spectra Energy Partners LP, Sr. Unsec’d. Notes(a)	3.500%	03/15/25	5,000	4,373,465
Spectra Energy Partners LP, Sr. Unsec’d. Notes(a)	4.750%	03/15/24	4,340	4,204,058
Williams Partners LP, Sr. Unsec’d. Notes	3.600%	03/15/22	5,650	4,443,267
Williams Partners LP, Sr. Unsec’d. Notes(a)	4.000%	09/15/25	7,939	5,944,414

				68,927,664

Real Estate Investment Trusts (REITs) — 0.2%
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	2,000	1,997,248
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	515	530,986

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co., Sr. Unsec’d. Notes(a)	4.625%	09/15/23	6,040	$6,281,721

				8,809,955

Retail — 2.0%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	4,000	3,958,652
CVS Health Corp., Sr. Unsec’d. Notes(a)	3.875%	07/20/25	24,670	25,177,709
CVS Health Corp., Sr. Unsec’d. Notes(a)	4.125%	05/15/21	7,000	7,404,901
Home Depot Inc. (The), Sr. Unsec’d. Notes(a)	3.350%	09/15/25	2,935	2,999,168
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.750%	02/15/24	7,000	7,452,011
Lowe’s Cos., Inc., Sr. Unsec’d. Notes(a)	3.375%	09/15/25	14,910	15,138,004
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	19,255	19,239,172
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)(h)	3.300%	04/22/24	7,000	7,223,468
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)(h)	4.250%	04/15/21	2,000	2,201,960

				90,795,045

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	2,500	2,460,505

Semiconductors — 0.2%
Applied Materials, Inc., Sr. Unsec’d. Notes(a)	3.900%	10/01/25	3,390	3,408,252
Intel Corp., Sr. Unsec’d. Notes(a)	3.700%	07/29/25	3,945	4,080,530

				7,488,782

Software — 1.1%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%	10/15/22	9,240	9,405,239
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	5.000%	10/15/25	4,085	4,197,297
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20	5,000	5,243,750
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	7,500	7,539,788
Oracle Corp., Sr. Unsec’d. Notes(a)	2.950%	05/15/25	17,600	17,145,744
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	5,880	5,849,477

				49,381,295

Telecommunications — 2.0%
America Movil SAB de CV (Mexico), Gtd. Notes(h)	2.375%	09/08/16	3,605	3,618,220
AT&T, Inc., Sr. Unsec’d. Notes(a)	3.400%	05/15/25	28,930	27,804,334
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	2,000	2,063,344
AT&T, Inc., Sr. Unsec’d. Notes	5.600%	05/15/18	1,330	1,442,675
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,947,400; purchased 02/03/09)(f)(g)	7.082%	06/01/16	2,140	2,173,384
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999%	06/04/18	1,000	1,080,000
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	3.500%	11/01/24	26,300	25,976,510
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	160	143,088
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	23,650	25,999,060
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes(a)	5.625%	02/27/17	1,500	1,566,057

				91,866,672

Transportation — 0.6%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.050%	09/01/22	5,075	5,070,534
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes(a)	3.650%	09/01/25	14,600	14,793,377
CSX Corp., Sr. Unsec’d. Notes	7.900%	05/01/17	1,923	2,080,744

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Transportation (continued)
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	6,000	$6,669,000

				28,613,655

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $673,535; purchased 01/14/13)(f)(g)	2.875%	07/17/18	675	679,248
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $1,857,521; purchased 07/16/15)(f)(g)	3.200%	07/15/20	1,865	1,846,285

				2,525,533

TOTAL CORPORATE BONDS (cost $1,810,881,266)				1,816,095,487

MUNICIPAL BONDS — 0.7%
Arizona — 0.2%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, BABs	4.839%	01/01/41	6,500	7,404,215

California — 0.1%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%	04/01/49	2,930	3,941,524
State of California, BABs, GO	7.625%	03/01/40	800	1,163,416

				5,104,940

Colorado — 0.1%
Regional Transportation District Co. Sales Tax, Revenue Bonds, Series B, BABs	5.844%	11/01/50	2,895	3,709,103

Massachusetts
Massachusetts State Water Pollution Abatement, Revenue Bonds, BABs	5.192%	08/01/40	1,400	1,627,990

New York
New York City Transitional Finance Authority, Future Tax Secured Bonds, BABs	5.767%	08/01/36	2,000	2,414,560

Ohio — 0.1%
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	1,300	1,457,911
Ohio State Water Development Authority, Revenue Bonds, Series B-2, BABs	4.879%	12/01/34	2,000	2,240,620

				3,698,531

Oregon
Oregon State Department of Transportation, Series A, Revenue Bonds, BABs	5.834%	11/15/34	500	628,190

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	4,000	4,655,560

Texas
San Antonio Electric & Gas, Revenue Bonds	4.427%	02/01/42	1,750	1,840,370

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Washington — 0.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.491%		11/01/39	2,330	$2,840,037

TOTAL MUNICIPAL BONDS (cost $33,083,045)					33,923,496

NON-CORPORATE FOREIGN AGENCIES — 0.2%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%		07/24/24	1,670	1,677,548
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%		04/23/19	2,500	2,791,875
Intesa Sanpaolo SpA (Italy), Gtd. Notes, GMTN	3.125%		01/15/16	1,550	1,550,774
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21	2,000	2,017,400
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	3.500%		07/23/20	1,610	1,523,865

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $9,710,730)					9,561,462

SOVEREIGN BONDS — 0.3%
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.875%		05/05/21	4,400	4,557,599
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.750%		04/25/22	2,500	2,394,755
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	6.050%		01/11/40	5,000	5,475,000

TOTAL SOVEREIGN BONDS (cost $12,553,580)					12,427,354

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.0%
Fannie Mae Pool	3.500%		08/01/45-12/01/45	3,500	3,613,723
Federal Home Loan Banks	1.830%		07/29/20	3,000	2,993,895
Federal National Mortgage Assoc.	1.500%		06/22/20-11/30/20	32,725	32,154,452
Federal National Mortgage Assoc.(a)	2.625%		09/06/24	65	65,686
Government National Mortgage Assoc.	4.000%		06/15/41-09/15/41	336	361,805
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes	2.578%		06/30/22	11,495	11,619,663
Hashemite Kingdom of Jordan, USAID Bond, Gov’t. Gtd. Notes(a)	3.000%		06/30/25	2,585	2,657,825
Residual Funding Corp. Strips Principal, Bonds	1.825%	(s)	10/15/19	1,775	1,652,578
Residual Funding Corp. Strips Principal, Bonds	1.903%	(s)	10/15/20	405	366,484
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes	1.969%	(s)	07/15/20	7,919	7,233,421
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	2,020	2,031,005
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.250%		09/15/65	2,355	2,300,757
Ukraine Government, USAID Bond, Gov’t. Gtd. Notes	1.847%		05/29/20	23,905	23,806,607

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $91,294,620)					90,857,901

U.S. TREASURY OBLIGATIONS — 33.5%
U.S. Treasury Bonds	2.750%		11/15/42	28,105	26,797,471
U.S. Treasury Bonds(h)	2.875%		05/15/43	51,550	50,261,250
U.S. Treasury Bonds	3.000%		05/15/45	1,915	1,906,248
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	93,082	91,895,967
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	6,474	5,646,233
U.S. Treasury Notes	1.750%		02/28/22	155,085	152,879,846
U.S. Treasury Notes	1.750%		03/31/22	280,010	275,700,366
U.S. Treasury Notes	2.000%		11/30/22	267,040	265,579,558

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	2.125%		12/31/21	165,570	$167,031,652
U.S. Treasury Notes(a)	2.250%		11/15/25	277,515	276,896,974
U.S. Treasury Notes	2.625%		11/15/20	71,000	73,767,864
U.S. Treasury Notes	3.125%		05/15/21	97,700	103,905,513
U.S. Treasury Strips Coupon(h)(k)	2.860%	(s)	05/15/24	40,000	32,867,040

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,533,726,588)					1,525,135,982

TOTAL LONG-TERM INVESTMENTS (cost $4,328,404,409)					4,316,746,814

				Shares
SHORT-TERM INVESTMENTS —14.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 14.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $669,690,536; includes $419,660,118 of cash collateral for securities on loan)(b)(w)(Note 4)				669,690,536	669,690,536

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
5 Year CDX.NA.IG.25 V1, expiring 01/20/16, Strike Price $65.00			BNP Paribas	125,200	—
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	628,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	628,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	628,200	291
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	314,100	7
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	314,100	259
Receive a fixed rate of 0.55% and pay a floating rate based on 6 Month LIBOR, expiring 05/19/16			Barclays Capital Group	314,100	4,628
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	50,055	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	50,055	88,803

					93,988

Put Options
5 Year CDX.NA.IG.25 V1, expiring 01/20/16, Strike Price $100.00			BNP Paribas	125,200	59,791

TOTAL OPTIONS PURCHASED (cost $1,401,146)					153,779

TOTAL SHORT-TERM INVESTMENTS (cost $671,091,682)					669,844,315

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 109.6% (cost $4,999,496,091)					4,986,591,129

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS WRITTEN*	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options
5 Year CDX.NA.IG.25 V1, expiring 01/20/16, Strike Price $80.00	BNP Paribas	125,200	$(18,305)
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	942,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	942,300	(9)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	942,300	(1,588)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	100,110	—

			(19,902)
Put Options
5 Year CDX.NA.IG.25 V1, expiring 01/20/16, Strike Price $120.00	BNP Paribas	125,200	(15,158)

TOTAL OPTIONS WRITTEN (premiums received $917,435)			(35,060)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 109.6% (cost $4,998,578,656)			4,986,556,069
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (9.6)%			(436,853,345)

NET ASSETS — 100.0%			$4,549,702,724

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $410,859,891; cash collateral of $419,660,118 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $9,853,450. The aggregate value of $10,055,016 is approximately 0.2% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
1,011	90 Day Euro Dollar	Mar. 2016	$251,210,318	$250,892,288	$(318,030)
552	2 Year U.S. Treasury Notes	Mar. 2016	119,948,658	119,913,375	(35,283)
1,771	5 Year U.S. Treasury Notes	Mar. 2016	209,651,667	209,545,273	(106,394)
8,808	10 Year U.S. Treasury Notes	Mar. 2016	1,109,344,043	1,108,982,250	(361,793)

					(821,500)

Short Positions:
1,011	90 Day Euro Dollar	Sep. 2016	250,397,332	250,058,212	339,120

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued):
945	U.S. Long Bonds	Mar. 2016	$146,679,809	$145,293,750	$1,386,059
823	U.S. Ultra Bonds	Mar. 2016	130,699,071	130,599,813	99,258

					1,824,437

					$1,002,937

(1)	A U.S. Treasury obligation with a market value of $10,694,113 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
26,502	05/15/21	4.419%	3 Month LIBOR(2)	$(14,535,855)	$—	$(14,535,855)	Deutsche Bank AG
26,415	05/15/21	4.446%	3 Month LIBOR(2)	(14,626,960)	—	(14,626,960)	Deutsche Bank AG
540,000	10/05/21	1.971%	3 Month LIBOR(1)	6,930,794	—	6,930,794	JPMorgan Chase
500,000	10/17/21	2.331%	3 Month LIBOR(2)	(16,513,618)	—	(16,513,618)	Citigroup Global Markets

				$(38,745,639)	$—	$(38,745,639)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
168,120	01/08/21	1.683%	3 Month LIBOR(1)	$1,058	$(422,818)	$(423,876)
7,505	01/13/22	2.480%	3 Month LIBOR(2)	195	(264,647)	(264,842)
99,755	05/31/22	2.200%	3 Month LIBOR(2)	(128,533)	(1,978,703)	(1,850,170)
13,410	05/31/22	2.217%	3 Month LIBOR(2)	222	(279,839)	(280,061)
25,105	08/31/22	1.745%	3 Month LIBOR(2)	286	250,718	250,432
57,720	11/30/22	1.982%	3 Month LIBOR(2)	462	18,721	18,259
18,730	11/12/25	2.263%	3 Month LIBOR(2)	285	(154,080)	(154,365)
177,280	01/08/26	2.210%	3 Month LIBOR(2)	1,586	(350,988)	(352,574)
56,185	02/15/36	2.502%	3 Month LIBOR(1)	23,430	(523,512)	(546,942)
37,620	01/08/46	2.659%	3 Month LIBOR(1)	827	300,270	299,443

				$(100,182)	$(3,404,878)	$(3,304,696)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate issues—Buy Protection(1):
RR Donnelley & Sons Co.	09/20/16	1.000%	3,000	0.555%	$(10,708)	$377,449	$(388,157)	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	10,000	$(166,962)	$(155,218)	$(11,744)	Goldman Sachs & Co.
CMBX.NA.8.AAA	10/17/57	0.500%	33,000	(1,590,152)	(1,570,563)	(19,589)	Credit Suisse First Boston Corp.
CMBX.NA.8.AAA	10/17/57	0.500%	17,000	(819,169)	(801,067)	(18,102)	Credit Suisse First Boston Corp.

				$(2,576,283)	$(2,526,848)	$(49,435)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2015(5)	Unrealized Appreciation
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.25	12/20/20	1.000%	$900,000	$3,004,233	$4,888,324	$1,884,091

U.S. Treasury obligations with a combined market value of $23,239,428 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$369,558	$—
Collateralized Loan Obligations	—	58,813,506	—
Non-Residential Mortgage-Backed Securities	—	50,635,171	—
Residential Mortgage-Backed Securities	—	37,745,197	18,544,714
Commercial Mortgage-Backed Securities	—	662,636,986	—
Corporate Bonds	—	1,816,095,487	—
Municipal Bonds	—	33,923,496	—
Non-Corporate Foreign Agencies	—	9,561,462	—
Sovereign Bonds	—	12,427,354	—
U.S. Government Agency Obligations	—	90,857,901	—
U.S. Treasury Obligations	—	1,525,135,982	—
Affiliated Money Market Mutual Fund	669,690,536	—	—
Options Purchased	—	153,779	—
Options Written	—	(35,060)	—
Other Financial Instruments*
Futures Contracts	1,002,937	—	—
OTC interest rate swaps	—	(38,745,639)	—
Centrally cleared interest rate swaps	—	(3,304,696)	—
OTC credit default swaps	—	(2,586,991)	—
Centrally cleared credit default swaps	—	1,884,091	—

Total	$670,693,473	$4,255,567,584	$18,544,714

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	33.5%
Affiliated Money Market Mutual Fund (9.2% represents investments purchased with collateral from securities on loan)	14.7
Commercial Mortgage-Backed Securities	14.6
Banks	10.5
Telecommunications	2.0
U.S. Government Agency Obligations	2.0
Retail	2.0
Media	1.9
Electric	1.9
Pharmaceuticals	1.8
Chemicals	1.7
Biotechnology	1.7
Insurance	1.7
Auto Manufacturers	1.7
Pipelines	1.5
Diversified Financial Services	1.3
Agriculture	1.3
Collateralized Loan Obligations	1.3
Residential Mortgage-Backed Securities	1.2
Oil & Gas	1.2
Non-Residential Mortgage-Backed Securities	1.1
Healthcare-Services	1.1
Software	1.1
Healthcare-Products	1.0
Computers	1.0
Municipal Bonds	0.7

Transportation	0.6%
Food	0.4
Machinery-Diversified	0.4
Sovereign Bonds	0.3
Mining	0.3
Beverages	0.2
Non-Corporate Foreign Agencies	0.2
Real Estate Investment Trusts (REITs)	0.2
Semiconductors	0.2
Forest Products & Paper	0.2
Gas	0.1
Commercial Services	0.1
Miscellaneous Manufacturing	0.1
Building Materials	0.1
Oil & Gas Services	0.1
Auto Parts & Equipment	0.1
Lodging	0.1
Trucking & Leasing	0.1
Savings & Loans	0.1
Airlines	0.1
Entertainment	0.1

109.6
Liabilities in excess of other assets	(9.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Unrealized depreciation on OTC swap agreements	$437,592
Credit contracts	Premiums paid for OTC swap agreements	377,449		Premium received for OTC swap agreements	2,526,848
Credit contracts	Due from/to broker — variation margin-swaps	1,884,091	*	—	—
Credit contracts	Unaffiliated investments	59,791		Options written outstanding, at value	33,463
Interest rate contracts	Due from/to broker — variation margin-futures	1,824,437	*	Due from/to broker — variation margin-futures	821,500	*
Interest rate contracts	Due from/to broker — variation margin-swaps	568,134	*	Due from/to broker — variation margin-swaps	3,872,830	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	6,930,794		Unrealized depreciation on OTC swap agreements	45,676,433
Interest rate contracts	Unaffiliated investments	93,988		Options written outstanding, at value	1,597

Total		$11,738,684			$53,370,263

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(3,602,656)	$2,452,653	$(321,447)	$(23,998,100)	$(25,469,550)
Credit contracts	—	—	—	8,242,281	8,242,281

Total	$(3,602,656)	$2,452,653	$(321,447)	$(15,755,819)	$(17,227,269)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(1,198,588)	$829,904	$1,053,240	$15,418,116	$16,102,672
Credit contracts	—	—	—	251,849	251,849

Total	$(1,198,588)	$829,904	$1,053,240	$15,669,965	$16,354,521

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements- Buy Protection(2)	Credit Default Swap Agreements- Sell Protection(2)
$857,022	$998,164	$1,000,950,896	$443,416,636	$1,876,705	$9,000	$514,440

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$5,185	$(1,597)	$—	$3,588
BNP Paribas	59,791	(33,463)	—	26,328
Citigroup Global Markets	88,803	(88,803)	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	—	—	—	—
JPMorgan Chase	7,308,243	(388,157)	(5,520,000)	1,400,086

	$7,462,022

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(1,597)	$1,597	$—	$—
BNP Paribas	(33,463)	33,463	—	—
Citigroup Global Markets	(16,513,618)	88,803	16,808,131	—
Credit Suisse First Boston Corp.	(2,409,321)	—	2,768,435	—
Deutsche Bank AG	(29,162,815)	—	32,292,440	—
Goldman Sachs & Co.	(166,962)	—	—	(166,962)
JPMorgan Chase	(388,157)	388,157	—	—

	$(48,675,933)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $410,859,891:
Unaffiliated investments (cost $4,329,805,555)	$4,316,900,593
Affiliated investments (cost $669,690,536)	669,690,536
Foreign currency, at value (cost $160,197)	135,838
Cash	23,595
Dividends and interest receivable	28,704,893
Unrealized appreciation on OTC swap agreements	6,930,794
Due from broker—variation margin futures	1,551,740
Premiums paid for OTC swap agreements	377,449
Receivable for investments sold	58,366
Prepaid expenses	10,564

Total Assets	5,024,384,368

LIABILITIES:
Payable to broker for collateral for securities on loan	419,660,118
Unrealized depreciation on OTC swap agreements	46,114,025
Payable for fund share repurchased	4,120,911
Premiums received for OTC swap agreements	2,526,848
Advisory fees payable	1,626,536
Due to broker—variation margin swaps	406,683
Distribution fee payable	107,463
Accrued expenses and other liabilities	79,903
Options written outstanding, at value (premiums received $917,435)	35,060
Payable for investments purchased	3,757
Affiliated transfer agent fee payable	340

Total Liabilities	474,681,644

NET ASSETS	$4,549,702,724

Net assets were comprised of:
Paid-in capital	$3,517,047,762
Retained earnings	1,032,654,962

Net assets, December 31, 2015	$4,549,702,724

Net asset value and redemption price per share, $4,549,702,724 / 659,318,739 outstanding shares of beneficial interest	$6.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income (net of $6,178 foreign withholding tax)	$65,738,311
Affiliated income from securities lending, net	338,263
Affiliated dividend income	310,632

66,387,206

EXPENSES
Advisory fees	11,501,135
Distribution fee	4,645,147
Custodian and accounting fees	156,000
Audit fee	40,000
Loan interest expense	25,008
Trustees’ fees	24,000
Insurance expenses	13,000
Legal fees and expenses	13,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Commitment fee on syndicated credit agreement	7,000
Miscellaneous	11,735

Total expenses	16,454,025
Less: distribution fee waiver	(703,239)

Net expenses	15,750,786

NET INVESTMENT INCOME	50,636,420

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	20,953,753
Futures transactions	(321,447)
Swap agreement transactions	(15,755,819)
Options written transactions	2,452,653

7,329,140

Net change in unrealized appreciation (depreciation) on:
Investments	(47,768,675)
Futures	1,053,240
Swap agreements	15,669,965
Options written	829,904
Foreign currencies	(15,412)

(30,230,978)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(22,901,838)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,734,582

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$50,636,420	$37,129,228
Net realized gain on investment transactions	7,329,140	13,843,292
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(30,230,978)	26,388,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,734,582	77,360,800

FUND SHARE TRANSACTIONS:
Fund share sold [1,007,548,608 and 323,072,384 shares, respectively]	6,970,792,118	2,171,524,757
Fund share repurchased [556,169,474 and 322,060,498 shares, respectively]	(3,867,073,353)	(2,152,338,584)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,103,718,765	19,186,173

TOTAL INCREASE IN NET ASSETS	3,131,453,347	96,546,973
NET ASSETS:
Beginning of year	1,418,249,377	1,321,702,404

End of year	$4,549,702,724	$1,418,249,377

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 108.4% ASSET-BACKED SECURITIES — 16.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 4.4%
Cent CLO 17 Ltd. (Cayman Islands), Series 2013-17A, Class A1, 144A	1.622%	(c)	01/30/25	6,500	$6,396,285
Cent CLO 19 Ltd. (Cayman Islands), Series 2013-19A, Class A1A, 144A	1.654%	(c)	10/29/25	7,050	6,923,070
Cent CLO 21 Ltd. (Cayman Islands), Series 2014-21A, Class A1B, 144A	1.713%	(c)	07/27/26	7,000	6,913,657
CIFC Funding 2014-II Ltd. (Cayman Islands), Series 2014-2A, Class A1L, 144A	1.862%	(c)	05/24/26	7,000	6,924,517
Marathon CLO IV Ltd. (Cayman Islands), Series 2012-4A, Class A1, 144A	1.760%	(c)	05/20/23	8,711	8,654,991
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1A, 144A	1.739%	(c)	07/15/27	8,500	8,323,311
OCP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.765%	(c)	07/17/26	8,250	8,130,327
Sound Point CLO IV Ltd. (Cayman Islands), Series 2013-3A, Class A, 144A	1.687%	(c)	01/21/26	8,000	7,881,450
Venture XVII CLO Ltd. (Cayman Islands), Series 2014-17A, Class A, 144A	1.801%	(c)	07/15/26	7,500	7,414,097

					67,561,705

Non-Residential Mortgage-Backed Securities — 12.0%
Ally Auto Receivables Trust, Series 2013-1, Class A3	0.630%		05/15/17	765	765,238
Ally Auto Receivables Trust, Series 2014-1, Class A2	0.480%		02/15/17	343	343,303
American Credit Acceptance Receivables Trust, Series 2015-1, Class C, 144A	4.290%		04/12/21	2,956	2,920,485
AmeriCredit Automobile Receivables Trust, Series 2013-2, Class A3	0.650%		12/08/17	565	564,581
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 144A	3.150%		03/20/17	4,989	5,001,062
Avis Budget Rental Car Funding AESOP LLC, Series 2011-3A, Class A, 144A	3.410%		11/20/17	1,951	1,972,573
Avis Budget Rental Car Funding AESOP LLC, Series 2011-5A, Class A, 144A	3.270%		02/20/18	1,955	1,983,636
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 144A	2.802%		05/20/18	5,889	5,956,662
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	1,396	1,392,994
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	3,325	3,283,486
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	3,834	3,785,858
BMW Vehicle Lease Trust, Series 2015-1, Class A3	1.240%		12/20/17	4,705	4,697,776
California Republic Auto Receivables Trust, Series 2014-4, Class A2	0.770%		09/15/17	2,540	2,537,677
California Republic Auto Receivables Trust, Series 2015-3, Class A4	2.130%		05/17/21	4,828	4,764,990
California Republic Auto Receivables Trust, Series 2015-3, Class B	2.700%		09/15/21	472	453,792
Capital Auto Receivables Asset Trust, Series 2013-3, Class A3	1.310%		12/20/17	3,722	3,721,375
Capital Auto Receivables Asset Trust, Series 2013-4, Class A3	1.090%		03/20/18	7,651	7,641,647

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Capital Auto Receivables Asset Trust, Series 2014-3, Class B, 144A	2.350%		07/22/19	5,995	$5,995,881
Capital Auto Receivables Asset Trust, Series 2015-2, Class A1A	0.990%		10/20/17	7,471	7,447,451
CarFinance Capital Auto Trust, Series 2014-1A, Class A, 144A	1.460%		12/17/18	192	191,328
CarMax Auto Owner Trust, Series 2015-2, Class A2A	0.820%		06/15/18	1,938	1,933,179
CarMax Auto Owner Trust, Series 2015-2, Class A4	1.800%		03/15/21	4,026	3,993,207
Chase Issuance Trust, Series 2014-A3, Class A3	0.531%	(c)	05/15/18	2,786	2,785,307
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	2,575	2,572,182
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A2, 144A	0.690%		09/15/17	1,124	1,123,447
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6	1.320%		09/07/18	5,242	5,252,224
CNH Equipment Trust, Series 2015-B, Class A4	1.890%		04/15/22	2,416	2,404,389
Dell Equipment Finance Trust, Series 2015-2, Class A3, 144A	1.720%		09/22/20	1,055	1,048,248
Diamond Resorts Owner Trust, Series 2015-2, Class A, 144A	2.990%		05/22/28	1,486	1,485,705
Discover Card Execution Note Trust, Series 2013-A5, Class A5	1.040%		04/15/19	1,946	1,945,022
Drive Auto Receivables Trust, Series 2015-CA, Class A3, 144A	1.380%		10/15/18	2,029	2,024,413
Drive Auto Receivables Trust, Series 2015-DA, Class C, 144A	3.380%		11/15/21	2,200	2,189,445
Drive Auto Receivables Trust, Series 2015-DA, Class D, 144A	4.590%		01/17/23	1,701	1,694,646
Engs Commercial Finance Trust, Series 2015-1A, Class A2, 144A	2.310%		10/22/21	3,282	3,275,896
First Investors Auto Owner Trust, Series 2013-2A, Class D, 144A	3.580%		06/15/20	1,074	1,066,236
First Investors Auto Owner Trust, Series 2015-2A, Class A1, 144A	1.590%		12/16/19	3,450	3,445,382
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	0.510%		04/15/17	42	41,926
GM Financial Leasing Trust, Series 2014-2A, Class A3, 144A	1.220%		01/22/18	2,580	2,575,635
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class B, 144A	1.970%		05/15/20	2,546	2,535,516
Honda Auto Receivables Owner Trust, Series 2013-1, Class A3	0.480%		11/21/16	477	476,497
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	633	632,185
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	3,161	3,160,225
Hyundai Auto Receivables Trust, Series 2013-A, Class A3	0.560%		07/17/17	642	641,585
John Deere Owner Trust, Series 2014-A, Class A3	0.920%		04/16/18	2,367	2,362,170
Leaf Receivables Funding 10 LLC, Series 2015-1, Class A4, 144A	2.030%		08/17/20	3,490	3,439,286
Mercedes Benz Auto Lease Trust, Series 2014-A, Class A3	0.680%		12/15/16	3,262	3,261,242

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class A, 144A	1.800%		07/15/19	4,876	$4,850,969
Nissan Auto Receivables Owner Trust, Series 2013-A, Class A3	0.500%		05/15/17	467	466,519
Santander Drive Auto Receivables Trust, Series 2015-1, Class C	2.570%		04/15/21	333	331,027
Santander Drive Auto Receivables Trust, Series 2015-5, Class D	3.650%		12/15/21	2,177	2,147,350
SLM Private Education Loan Trust, Series 2011-B, Class A1, 144A	1.181%	(c)	12/16/24	2,101	2,099,286
SLM Private Education Loan Trust, Series 2012-A, Class A1, 144A	1.731%	(c)	08/15/25	218	218,408
SLM Private Education Loan Trust, Series 2012-E, Class A1, 144A	1.081%	(c)	10/16/23	3,271	3,264,108
SLM Student Loan Trust, Series 2010-A, Class 2A, 144A	3.581%	(c)	05/16/44	2,944	3,040,162
SLM Student Loan Trust, Series 2011-1, Class A1	0.942%	(c)	03/25/26	480	473,444
SLM Student Loan Trust, Series 2012-C, Class A1, 144A	1.431%	(c)	08/15/23	2,652	2,653,743
SunTrust Auto Receivables Trust, Series 2015-1A, Class D, 144A	3.240%		01/16/23	4,600	4,629,090
Synchrony Credit Card Master Note Trust, Series 2011-2, Class A	0.811%	(c)	05/15/19	7,403	7,402,999
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A	1.360%		08/17/20	3,241	3,224,977
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	1,770	1,755,932
TCF Auto Receivables Owner Trust, Series 2015-1A, Class A3, 144A	1.490%		12/16/19	4,796	4,755,326
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A2	0.530%		07/20/17	4,785	4,777,106
World Financial Network Credit Card Master Trust, Series 2013-B, Class A	0.910%		03/16/20	10,296	10,287,732
World Financial Network Credit Card Master Trust, Series 2014-A, Class A	0.711%	(c)	12/15/19	2,073	2,073,083
World Omni Automobile Lease Securitization Trust, Series 2013-A, Class A3	1.100%		12/15/16	1,972	1,972,292
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A3	1.160%		09/15/17	597	595,156

					183,805,699

TOTAL ASSET-BACKED SECURITIES (cost $252,871,724)					251,367,404

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.4%
Aventura Mall Trust, Series 2013-AVM, Class D, 144A	3.743%	(c)	12/05/32	800	799,648
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class XA, IO	1.175%	(c)	04/10/48	8,584	633,731
COMM Mortgage Trust, Series 2015-LC23, Class C	4.646%	(c)	10/10/53	2,238	2,167,389
COMM Mortgage Trust, Series 2015-LC23, Class D, 144A	3.646%	(c)	10/10/53	3,488	2,809,134
COMM Mortgage Trust, Series 2015-PC1, Class AM	4.290%		07/10/50	2,165	2,251,672
COMM Mortgage Trust, Series 2015-PC1, Class B	4.443%	(c)	07/10/50	1,122	1,117,114

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Pass-Through Certificates, Series 2013-WWP, Class D, 144A	3.898%		03/10/31	2,939	$2,905,614
Commercial Mortgage Pass-Through Certificates, Series 2014-CR19, Class XA, IO	1.450%	(c)	08/10/47	5,972	414,937
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS6, Class XA, IO	1.220%	(c)	12/10/47	33,059	2,064,385
Commercial Mortgage Trust, Series 2014-UBS5, Class B	4.514%		09/10/47	2,205	2,270,529
Csail Commercial Mortgage Trust, Series 2015-C2, Class C	4.213%	(c)	06/15/57	1,240	1,114,563
DBWF Mortgage Trust, Series 2015-LCM, Class A2, 144A	3.421%	(c)	06/10/34	1,557	1,525,529
DBWF Mortgage Trust, Series 2015-LCM, Class D, 144A	3.421%	(c)	06/10/34	1,634	1,487,758
FHLMC Multifamily Structured Pass-Through Certificates, Series Q001, Class XA, IO	2.364%	(c)	02/25/32	27,381	5,004,917
FREMF Mortgage Trust, Series 2014-K503, Class B, 144A	3.079%	(c)	10/25/47	2,005	1,988,470
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 144A	3.382%	(c)	12/15/19	1,200	1,154,249
GS Mortgage Securities Trust, Series 2014-GC26, Class XA, IO	1.253%	(c)	11/10/47	19,622	1,347,229
GS Mortgage Securities Trust, Series 2015-GC32, Class C	4.412%	(c)	07/10/48	799	769,154
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 144A	3.087%		03/05/37	504	490,637
Hudsons Bay Simon JV Trust, Series 2015-HB7, Class B7, 144A	4.666%		08/05/34	2,753	2,813,597
Hudsons Bay Simon JV Trust, Series 2015-HB7, Class D7, 144A	5.159%	(c)	08/05/34	2,443	2,375,812
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, IO	1.263%	(c)	04/15/47	6,022	284,870
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XB, IO	0.282%	(c)	04/15/47	1,697	41,745
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class C	4.313%	(c)	07/15/48	644	573,396
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS	3.372%		12/15/47	4,250	4,234,479
Motel 6 Trust, Series 2015-MTL6, Class D, 144A	4.532%		02/05/30	1,500	1,472,826
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, 144A	3.872%	(c)	01/05/35	1,844	1,803,395
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(c)	07/15/45	5,670	5,763,112
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class D	4.139%	(c)	05/15/48	3,250	2,533,147
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class XA, IO	0.776%	(c)	06/15/48	9,962	502,063
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class B	3.719%		04/15/50	2,692	2,554,323
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XA, IO	1.210%	(c)	05/15/47	11,913	774,392
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XB, IO	0.573%	(c)	05/15/47	2,346	104,480
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class B	4.236%	(c)	11/15/47	6,242	6,237,139
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class XA, IO	0.950%	(c)	11/15/47	27,916	1,651,723

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class XB, IO	0.322%	(c)	11/15/47	63,715	$1,726,032

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $69,198,560)					67,763,190

CORPORATE BONDS — 23.1%
Aerospace & Defense
Harris Corp., Sr. Unsec’d. Notes	4.854%		04/27/35	777	764,533

Agriculture — 0.5%
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	3,354	5,376,016
Reynolds American, Inc., Gtd. Notes(a)	5.700%		08/15/35	395	432,848
Reynolds American, Inc., Gtd. Notes	8.125%		05/01/40	1,955	2,398,071

					8,206,935

Auto Manufacturers — 0.5%
Ford Motor Co., Sr. Unsec’d. Notes	6.375%		02/01/29	1,323	1,490,235
Ford Motor Co., Sr. Unsec’d. Notes	6.625%		10/01/28	1,097	1,266,605
General Motors Co., Sr. Unsec’d. Notes	5.000%		04/01/35	2,895	2,701,681
Kia Motors Corp. (South Korea), Sr. Unsec’d. Notes, 144A	3.625%		06/14/16	2,180	2,197,854

					7,656,375

Banks — 3.7%
Bank of America Corp., Sub. Notes	3.950%		04/21/25	1,258	1,225,001
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	3,206	3,180,923
Bank of America Corp., Sub. Notes, MTN	4.250%		10/22/26	3,683	3,645,559
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes(a)	3.650%		03/16/25	3,300	3,171,383
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	5,237	5,684,732
Goldman Sachs Group, Inc. (The), Sub. Notes(a)	6.750%		10/01/37	5,685	6,645,401
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	7,491	7,451,627
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	2,583	2,576,827
Lloyds Banking Group PLC (United Kingdom), Sub. Notes, 144A(a)	4.582%		12/10/25	1,791	1,795,363
Macquarie Bank Ltd. (Australia), Sub. Notes, 144A(a)	4.875%		06/10/25	2,300	2,269,999
Macquarie Bank Ltd. (Australia), Sub. Notes, 144A	6.625%		04/07/21	3,010	3,372,046
Morgan Stanley, Sub. Notes	5.000%		11/24/25	37	39,277
Morgan Stanley, Sub. Notes, MTN	4.350%		09/08/26	4,864	4,879,900
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A	4.750%		09/15/25	1,810	1,786,121
Santander UK PLC (United Kingdom), Sub. Notes	7.950%		10/26/29	3,793	4,806,019
Wells Fargo Bank NA, Sub. Notes	5.850%		02/01/37	3,975	4,748,940

					57,279,118

Beverages — 0.1%
JB y Cia SA de CV (Mexico), Gtd. Notes, 144A	3.750%		05/13/25	1,000	953,837

Biotechnology — 0.6%
Amgen, Inc., Sr. Unsec’d. Notes	4.950%		10/01/41	941	932,265
Amgen, Inc., Sr. Unsec’d. Notes	6.400%		02/01/39	5,138	6,094,655
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.600%		09/01/35	1,500	1,525,249

					8,552,169

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals — 0.4%
Basell Finance Co. BV (Netherlands), Gtd. Notes, 144A	8.100%	03/15/27	2,886	$3,598,337
NewMarket Corp., Gtd. Notes	4.100%	12/15/22	1,925	1,915,583

				5,513,920

Commercial Services
Western Union Co. (The), Sr. Unsec’d. Notes	3.350%	05/22/19	821	831,390

Computers — 0.3%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	4.900%	10/15/25	4,209	4,127,404

Diversified Financial Services — 1.7%
Air Lease Corp., Sr. Unsec’d. Notes	4.250%	09/15/24	750	735,000
Denali Borrower LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A	5.625%	10/15/20	1,716	1,797,510
GE Capital International Funding Co., Gtd. Notes, 144A(a)	4.418%	11/15/35	10,625	10,842,621
General Electric Capital Corp., Gtd. Notes, MTN	6.750%	03/15/32	2,394	3,128,015
Jefferies Group LLC, Sr. Unsec’d. Notes	6.875%	04/15/21	2,450	2,740,766
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec’d. Notes, 144A	5.875%	03/15/22	3,316	3,448,640
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.125%	07/11/21	2,887	3,037,834

				25,730,386

Electric — 0.8%
AES Gener SA (Chile), Sr. Unsec’d. Notes, 144A	5.000%	07/14/25	200	191,080
Dominion Resources, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	1,093	1,314,016
Empresa Electrica Guacolda SA (Chile), Sr. Unsec’d. Notes, 144A	4.560%	04/30/25	200	184,012
Empresas Publicas de Medellin ESP (Colombia), Sr. Unsec’d. Notes, 144A	7.625%	07/29/19	1,000	1,122,500
Entergy Corp., Sr. Unsec’d. Notes	5.125%	09/15/20	3,082	3,311,797
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.600%	06/15/42	3,182	2,962,983
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	2,460	2,752,873

				11,839,261

Engineering & Construction — 0.1%
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	5.250%	06/27/29	1,160	559,700
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	7.125%	06/26/42	739	375,043

				934,743

Foods — 0.4%
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%	05/22/23	900	812,250
Kraft Foods Group, Inc., Gtd. Notes	6.875%	01/26/39	1,000	1,185,200
Kraft Heinz Foods Co., Gtd. Notes, 144A(a)	5.000%	07/15/35	2,825	2,894,266
Kraft Heinz Foods Co., Gtd. Notes, 144A	7.125%	08/01/39	891	1,084,852
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, 144A	6.875%	12/16/19	387	419,895

				6,396,463

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Forest Products & Paper — 0.2%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	8.875%	05/15/31	2,784	$3,899,181

Gas — 0.2%
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375%	03/30/38	1,077	1,007,110
GNL Quintero SA (Chile), Sr. Unsec’d. Notes, 144A	4.634%	07/31/29	950	897,829
Transportadora de Gas del Peru SA (Peru), Sr. Unsec’d. Notes, 144A	4.250%	04/30/28	1,100	1,028,500

				2,933,439

Insurance — 0.6%
Symetra Financial Corp., Sr. Unsec’d. Notes, 144A	6.125%	04/01/16	1,794	1,812,489
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	4,415	4,459,530
Willis North America, Inc., Gtd. Notes	7.000%	09/29/19	2,101	2,354,666

				8,626,685

Internet — 1.0%
Alibaba Group Holding Ltd. (China), Gtd. Notes(a)	3.600%	11/28/24	3,000	2,865,726
Amazon.com, Inc., Sr. Unsec’d. Notes	4.800%	12/05/34	8,029	8,453,533
Expedia, Inc., Gtd. Notes(a)	4.500%	08/15/24	1,797	1,734,375
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A	3.375%	05/02/19	1,900	1,932,009

				14,985,643

Iron/Steel — 0.2%
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	9.375%	06/01/19	3,982	3,185,600

Leisure Time — 0.2%
Carnival PLC, Gtd. Notes	7.875%	06/01/27	1,925	2,397,251

Lodging — 0.4%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	6.875%	08/15/19	1,958	2,219,712
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	4.500%	10/01/34	4,335	3,907,846

				6,127,558

Media — 1.8%
21st Century Fox America, Inc., Gtd. Notes	6.200%	12/15/34	1,713	1,945,016
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	630	745,027
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%	10/23/35	5,161	5,214,318
COX Communications, Inc., Sr. Unsec’d. Notes, 144A	8.375%	03/01/39	2,802	3,087,683
Discovery Communications LLC, Gtd. Notes	6.350%	06/01/40	2,181	2,169,829
Globo Comunicacao e Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A(a)	4.875%	04/11/22	4,500	4,353,750
Time Warner Cable, Inc., Gtd. Notes	7.300%	07/01/38	5,218	5,657,136
Time Warner, Inc., Gtd. Notes	7.625%	04/15/31	1,962	2,427,683
Viacom, Inc., Sr. Unsec’d. Notes	6.875%	04/30/36	2,626	2,601,318

				28,201,760

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Mining — 0.4%
Barrick International Barbados Corp. (Canada), Gtd. Notes, 144A	6.350%	10/15/36	2,405	$1,786,319
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	6.000%	11/15/41	3,515	2,548,375
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A	4.625%	04/29/24	363	262,885
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	5.450%	06/09/44	1,666	1,339,356

				5,936,935

Miscellaneous Manufacturing — 0.1%
Trinity Industries, Inc., Gtd. Notes	4.550%	10/01/24	2,045	1,873,210

Oil & Gas — 1.4%
Apache Corp., Sr. Unsec’d. Notes	6.000%	01/15/37	2,618	2,528,556
Canadian Oil Sands Ltd. (Canada), Gtd. Notes, 144A(a)	7.750%	05/15/19	1,211	1,297,297
Canadian Oil Sands Ltd. (Canada), Gtd. Notes, 144A	7.900%	09/01/21	513	555,087
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	5.700%	10/01/40	6,735	6,044,400
Helmerich & Payne International Drilling Co., Gtd. Notes(a)	4.650%	03/15/25	317	317,143
Kerr-McGee Corp., Gtd. Notes	7.125%	10/15/27	1,282	1,349,140
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	714	770,315
Kunlun Energy Co. Ltd. (China), Sr. Unsec’d. Notes, 144A	3.750%	05/13/25	850	827,526
Marathon Oil Corp., Sr. Unsec’d. Notes(a)	5.200%	06/01/45	1,457	1,037,039
Marathon Oil Corp., Sr. Unsec’d. Notes	6.600%	10/01/37	999	857,101
Rowan Cos., Inc., Gtd. Notes(a)	7.875%	08/01/19	3,186	3,132,055
Shell International Finance BV (Netherlands), Gtd. Notes	6.375%	12/15/38	1,107	1,308,696
Valero Energy Corp., Sr. Unsec’d. Notes	10.500%	03/15/39	1,112	1,479,398

				21,503,753

Oil & Gas Services — 0.3%
Halliburton Co., Sr. Unsec’d. Notes	6.700%	09/15/38	610	715,434
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A(a)	4.000%	12/21/25	3,273	3,229,728

				3,945,162

Pharmaceuticals — 0.8%
Actavis Funding SCS, Gtd. Notes	4.550%	03/15/35	2,036	1,978,701
Express Scripts Holding Co., Gtd. Notes	6.125%	11/15/41	1,865	2,119,401
Forest Laboratories, LLC, Gtd. Notes, 144A	4.375%	02/01/19	3,527	3,694,801
Forest Laboratories, LLC, Gtd. Notes, 144A	5.000%	12/15/21	3,316	3,603,179
Zoetis, Inc., Sr. Unsec’d. Notes(a)	4.700%	02/01/43	986	860,772

				12,256,854

Pipelines — 1.9%
Enbridge Energy Partners LP, Sr. Unsec’d. Notes	9.875%	03/01/19	3,068	3,493,614
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.125%	12/15/45	1,183	962,496
Energy Transfer Partners LP, Sr. Unsec’d. Notes	7.500%	07/01/38	3,619	3,342,610
Enterprise Products Operating LLC, Gtd. Notes	7.550%	04/15/38	2,372	2,536,707
Gulfstream Natural Gas System LLC, Unsec’d. Notes, 144A	4.600%	09/15/25	500	474,594
IFM US Colonial Pipeline 2 LLC, Sr. Sec’d. Notes, 144A	6.450%	05/01/21	4,250	4,531,099

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Kinder Morgan Energy Partners LP, Gtd. Notes	7.400%	03/15/31	2,825	$2,604,173
Kinder Morgan Energy Partners LP, Gtd. Notes	7.500%	11/15/40	673	613,905
Kinder Morgan, Inc., Gtd. Notes, MTN	7.750%	01/15/32	1,819	1,726,073
Kinder Morgan, Inc., Gtd. Notes, MTN	7.800%	08/01/31	680	638,026
Ruby Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.000%	04/01/22	3,849	4,008,595
Southeast Supply Header LLC, Sr. Unsec’d. Notes, 144A(a)	4.250%	06/15/24	1,829	1,754,077
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%	03/15/32	2,388	1,799,754

				28,485,723

Real Estate — 0.2%
CBRE Services, Inc., Gtd. Notes	4.875%	03/01/26	3,400	3,386,811

Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp., Sr. Unsec’d. Notes	4.000%	06/01/25	3,287	3,230,950
EPR Properties, Gtd. Notes	5.250%	07/15/23	4,798	4,886,130
Hospitality Properties Trust, Sr. Unsec’d. Notes	4.650%	03/15/24	1,700	1,673,227
Host Hotels & Resorts LP, Sr. Unsec’d. Notes	5.250%	03/15/22	1,756	1,884,950
Omega Healthcare Investors, Inc., Gtd. Notes	4.950%	04/01/24	797	804,912
Omega Healthcare Investors, Inc., Gtd. Notes	5.875%	03/15/24	2,919	3,021,165
PLA Administradora Industrial S de RL de CV (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	11/10/22	600	583,500
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%	12/15/21	3,122	3,514,067
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	01/30/26	660	641,850

				20,240,751

Retail — 0.2%
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.700%	12/09/35	1,095	1,090,947
QVC, Inc., Sr. Sec’d. Notes(a)	5.125%	07/02/22	1,435	1,430,427
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	4.800%	11/18/44	987	892,825

				3,414,199

Savings & Loans — 0.1%
First Niagara Financial Group, Inc., Sub. Notes	7.250%	12/15/21	955	1,116,390

Semiconductors — 0.1%
KLA-Tencor Corp., Sr. Unsec’d. Notes(a)	4.650%	11/01/24	2,005	2,017,339

Software — 0.1%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	5.000%	10/15/25	1,846	1,896,747

Telecommunications — 1.7%
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	1,440	1,422,312
AT&T, Inc., Sr. Unsec’d. Notes	6.300%	01/15/38	2,707	2,962,313
AT&T, Inc., Sr. Unsec’d. Notes	6.500%	09/01/37	5,133	5,736,230
GTE Corp., Gtd. Notes	6.940%	04/15/28	8,350	9,880,847
Motorola Solutions, Inc., Sr. Unsec’d. Notes(a)	3.750%	05/15/22	3,269	2,994,966
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	4.272%	01/15/36	726	655,431
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.850%	09/15/35	2,868	3,067,117

				26,719,216

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Textiles — 0.1%
Mohawk Industries, Inc., Sr. Unsec’d. Notes	6.125%	01/15/16	2,263	$2,265,394

Trucking & Leasing — 0.4%
Aviation Capital Group Corp., Sr. Unsec’d. Notes, 144A	6.750%	04/06/21	5,115	5,728,800

Water — 0.3%
Aquarion Co., Sr. Unsec’d. Notes, 144A	4.000%	08/15/24	4,800	4,653,970

TOTAL CORPORATE BONDS (cost $372,538,174)				354,584,905

FOREIGN GOVERNMENT BONDS — 1.8%
Commonwealth of the Bahamas (Bahamas), Sr. Unsec’d. Notes, 144A	6.950%	11/20/29	800	934,000
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	3.750%	10/20/16	2,000	2,032,460
Government of the Cayman Islands (Cayman Islands), Sr. Unsec’d. Notes, 144A	5.950%	11/24/19	1,000	1,120,000
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, 144A	4.875%	10/14/44	900	750,771
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, 144A	7.375%	02/11/20	3,192	3,774,540
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes(a)	4.000%	10/02/23	1,000	1,013,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes(a)	5.550%	01/21/45	2,251	2,307,275
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%	09/22/24	537	537,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.300%	04/29/53	600	510,750
Perusahaan Penerbit SBSN (Indonesia), Sr. Unsec’d. Notes, 144A	3.300%	11/21/22	400	371,892
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	4.125%	08/25/27	836	819,280
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes(a)	3.950%	01/20/40	700	708,145
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	9.500%	10/21/24	1,507	2,229,971
Republic of Bermuda (Bermuda), Sr. Unsec’d. Notes, 144A(a)	5.603%	07/20/20	1,950	2,132,813
Republic of Colombia (Colombia), Sr. Unsec’d. Notes(a)	4.000%	02/26/24	2,250	2,143,125
Republic of Poland (Poland), Sr. Unsec’d. Notes(a)	4.000%	01/22/24	1,000	1,052,000
Republic of Trinidad & Tobago (Trinidad & Tobago), Unsec’d. Notes, 144A	4.375%	01/16/24	400	423,000
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	4.250%	04/14/26	400	375,021
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	5.750%	03/22/24	2,451	2,589,530
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A	4.875%	09/16/23	250	254,000
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A	5.250%	02/18/24	812	896,245

TOTAL FOREIGN GOVERNMENT BONDS (cost $27,395,488)				26,974,818

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

MUNICIPAL BONDS — 0.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Georgia — 0.2%
Municipal Electric Authority of Georgia, Revenue Bonds, BABs	7.055%		04/01/57	2,756	$3,013,851

New York — 0.1%
Port Authority of New York & New Jersey, Revenue Bonds	4.823%		06/01/45	1,700	1,742,483

Texas — 0.2%
North Texas Tollway Authority, Revenue Bonds, BABs	8.910%		02/01/30	1,848	2,189,954

TOTAL MUNICIPAL BONDS (cost $6,980,507)					6,946,288

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.1%
Sequoia Mortgage Trust, Series 2012-4, Class A3 (cost 1,995,320)	2.069%	(c)	09/25/42	1,995	1,906,545

U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.3%
Federal Home Loan Mortgage Corp.	2.159%	(c)	06/01/43	9,430	9,546,393
Federal Home Loan Mortgage Corp.	3.165%	(c)	07/01/44	4,036	4,149,514
Federal Home Loan Mortgage Corp.	3.215%	(c)	06/01/44	8,935	9,204,644
Federal Home Loan Mortgage Corp.	3.500%		TBA	41,230	42,441,531
Federal Home Loan Mortgage Corp.	4.000%		12/01/44	9,319	9,962,938
Federal Home Loan Mortgage Corp.	5.000%		09/01/20-06/01/26	6,130	6,538,946
Federal National Mortgage Assoc.	2.810%	(c)	11/01/44	1,981	2,027,248
Federal National Mortgage Assoc.	3.000%		TBA	44,218	44,218,402
Federal National Mortgage Assoc.	3.000%		TBA	19,350	19,933,267
Federal National Mortgage Assoc.	3.500%		04/01/43-11/01/45	70,685	73,123,173
Federal National Mortgage Assoc.	3.500%		TBA	24,250	25,019,288
Federal National Mortgage Assoc.	4.000%		10/01/40-02/01/45	41,259	43,886,506
Federal National Mortgage Assoc.	4.500%		TBA	68,937	74,443,343
Federal National Mortgage Assoc.	5.500%		09/01/36	1,553	1,748,440
Government National Mortgage Assoc.	2.200%		02/16/45-04/16/47	6,140	6,167,572
Government National Mortgage Assoc.	2.325%		01/16/46	2,034	2,054,138
Government National Mortgage Assoc.	2.900%	(c)	02/16/49-11/16/55	9,696	9,779,483
Tennessee Valley Authority, Sr. Unsec’d. Notes	3.500%		12/15/42	4,345	4,012,468

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $389,898,285)					388,257,294

U.S. TREASURY OBLIGATIONS — 36.8%
U.S. Treasury Bonds	2.875%		08/15/45	23,396	22,722,453
U.S. Treasury Bonds	3.000%		05/15/45	34,190	34,033,752
U.S. Treasury Notes	0.875%		10/15/17	72,740	72,521,198
U.S. Treasury Notes	1.250%		11/30/18	214,681	214,320,336
U.S. Treasury Notes(a)	1.375%		10/31/20	28,129	27,632,354
U.S. Treasury Notes	1.500%		07/31/16	45,825	46,055,912
U.S. Treasury Notes(a)	1.625%		11/30/20	109,596	108,945,219
U.S. Treasury Notes	1.750%		12/31/20	6,375	6,368,026
U.S. Treasury Notes	2.250%		11/15/25	3,467	3,459,279
U.S. Treasury Notes	2.625%		11/15/20	26,062	27,078,001

TOTAL U.S. TREASURY OBLIGATIONS (cost $565,191,938)					563,136,530

TOTAL LONG-TERM INVESTMENTS (cost $1,686,069,996)					1,660,936,974

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENT — 10.8%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $165,938,581; includes $85,498,726 of cash collateral for securities on loan)(b)(w)(Note 4)	165,938,581	$165,938,581

TOTAL INVESTMENTS — 119.2% (cost $1,852,008,577)		1,826,875,555
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.2)%		(294,492,260)

NET ASSETS — 100.0%		$1,532,383,295

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $83,765,586; cash collateral of $85,498,726 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$67,561,705	$—
Non-Residential Mortgage-Backed Securities	—	182,319,994	1,485,705
Commercial Mortgage-Backed Securities	—	62,758,273	5,004,917
Corporate Bonds	—	354,584,905	—
Foreign Government Bonds	—	26,974,818	—
Municipal Bonds	—	6,946,288	—
Residential Mortgage-Backed Security	—	1,906,545	—
U.S. Government Agency Obligations	—	388,257,294	—
U.S. Treasury Obligations	—	563,136,530	—
Affiliated Money Market Mutual Fund	165,938,581	—	—

Total	$165,938,581	$1,654,446,352	$6,490,622

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	36.8%
U.S. Government Agency Obligations	25.3
Non-Residential Mortgage-Backed Securities	12.0
Affiliated Money Market Mutual Fund (5.6% represents investments purchased with collateral from securities on loan)	10.8
Commercial Mortgage-Backed Securities	4.4
Collateralized Loan Obligations	4.4
Banks	3.7
Pipelines	1.9
Media	1.8
Foreign Government Bonds	1.8
Telecommunications	1.7
Diversified Financial Services	1.7
Oil & Gas	1.4
Real Estate Investment Trusts (REITs)	1.3
Internet	1.0
Pharmaceuticals	0.8
Electric	0.8
Insurance	0.6
Biotechnology	0.6
Agriculture	0.5
Auto Manufacturers	0.5
Municipal Bonds	0.5
Foods	0.4
Lodging	0.4

Mining	0.4%
Trucking & Leasing	0.4
Chemicals	0.4
Water	0.3
Computers	0.3
Oil & Gas Services	0.3
Forest Products & Paper	0.2
Retail	0.2
Real Estate	0.2
Iron/Steel	0.2
Gas	0.2
Leisure Time	0.1
Textiles	0.1
Semiconductors	0.1
Residential Mortgage-Backed Securities	0.1
Software	0.1
Miscellaneous Manufacturing	0.1
Savings & Loans	0.1
Beverages	0.1
Engineering & Construction	0.1
Commercial Services	0.1

119.2
Liabilities in excess of other assets	(19.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $83,765,586:
Unaffiliated investments (cost $1,686,069,996)	$1,660,936,974
Affiliated investments (cost $165,938,581)	165,938,581
Dividends and interest receivable	8,318,352
Receivable for investments sold	7,464,593
Receivable for fund share sold	2,578,110
Prepaid expenses	30,040

Total Assets	1,845,266,650

LIABILITIES:
Payable for investments purchased	226,935,662
Payable to broker for collateral for securities on loan	85,498,726
Advisory fees payable	213,655
Accrued expenses and other liabilities	150,231
Distribution fee payable	41,709
Payable for fund share repurchased	39,561
Payable to custodian	3,471
Affiliated transfer agent fee payable	340

Total Liabilities	312,883,355

NET ASSETS	$1,532,383,295

Net assets were comprised of:
Paid-in capital	$1,341,544,879
Retained earnings	190,838,416

Net assets, December 31, 2015	$1,532,383,295

Net asset value and redemption price per share, $1,532,383,295 / 128,590,600 outstanding shares of beneficial interest	$11.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$47,439,809
Affiliated income from securities lending, net	514,841
Affiliated dividend income	191,470

48,146,120

EXPENSES
Advisory fees	14,659,097
Distribution fee	3,467,151
Custodian and accounting fees	327,000
Trustees’ fees	33,000
Audit fee	30,000
Insurance expenses	24,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	7,000
Shareholders’ reports	6,000
Loan interest expense	459
Miscellaneous	12,955

Total expenses	18,581,662
Less: advisory fee waivers and/or expense reimbursement	(6,187,122)

Net expenses	12,394,540

NET INVESTMENT INCOME	35,751,580

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on investment transactions	(1,252,602)

Net change in unrealized appreciation (depreciation) on:
Investments	(44,428,277)
Foreign currencies	(9)

(44,428,286)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(45,680,888)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,929,308)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$35,751,580	$28,046,209
Net realized gain (loss) on investment transactions	(1,252,602)	48,150,018
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(44,428,286)	29,384,314

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,929,308)	105,580,541

FUND SHARE TRANSACTIONS:
Fund share sold [16,206,959 and 69,068,218 shares, respectively]	195,334,536	819,408,827
Net asset value of shares issued in merger [9,787,623 and 0 shares, respectively] (Note 11)	118,039,088	—
Fund share repurchased [93,375,598 and 13,956,962 shares, respectively]	(1,119,779,289)	(163,618,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(806,405,665)	655,790,222

TOTAL INCREASE (DECREASE) IN NET ASSETS	(816,334,973)	761,370,763
NET ASSETS:
Beginning of year	2,348,718,268	1,587,347,505

End of year	$1,532,383,295	$2,348,718,268

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.3% ASSET-BACKED SECURITIES — 22.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligation
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.583%	(c)	04/25/19	745	$739,117

Collateralized Loan Obligations — 9.0%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%	(c)	04/20/25	14,150	13,960,018
AIMCO CLO (Cayman Islands), Series 2014-AA, Class A, 144A	1.857%	(c)	07/20/26	8,000	7,924,570
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2B, 144A	3.500%		07/13/25	4,450	4,346,290
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.823%	(c)	04/28/26	11,650	11,535,948
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A2A, 144A	2.573%	(c)	04/28/26	3,100	3,078,198
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.921%	(c)	10/15/26	8,750	8,679,335
ARES XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.421%	(c)	04/15/25	5,500	5,428,366
ARES XXXI CLO Ltd. (Cayman Islands), Series 2014-31A, Class A1, 144A	1.852%	(c)	08/28/25	4,000	3,959,389
Arrowpoint CLO Ltd (Cayman Islands), Series 2015-4A, Class A, 144A	1.865%	(c)	04/18/27	3,750	3,700,206
Arrowpoint CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.871%	(c)	10/15/26	8,750	8,650,506
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2013-2A, Class A1L, 144A	1.862%	(c)	02/17/26	1,000	990,514
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.861%	(c)	10/15/26	4,500	4,455,492
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class B, 144A	2.721%	(c)	10/15/26	750	744,182
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.417%	(c)	04/20/25	4,500	4,408,713
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.720%	(c)	10/22/25	7,500	7,433,216
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	1.815%	(c)	04/17/26	7,150	7,080,395
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A2A, 144A	2.465%	(c)	04/17/26	2,000	1,980,785
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A2B, 144A	4.410%		04/17/26	2,000	1,938,135
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915%	(c)	10/17/26	9,250	9,146,230
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.223%	(c)	01/20/28	11,750	11,714,350
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.521%	(c)	07/15/24	12,200	12,011,124
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.465%	(c)	04/17/25	11,900	11,732,895
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	1.783%	(c)	07/27/26	7,500	7,464,824
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.825%	(c)	10/18/26	5,000	4,934,644
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.771%	(c)	07/15/26	2,450	2,400,646
Flagship VII Ltd. CLO (Cayman Islands), Series 2013-7A, Class A1, 144A	1.787%	(c)	01/20/26	14,800	14,650,439

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Collateralized Loan Obligations (continued)
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	1.784%	(c)	05/05/27		3,500	$3,452,891
ICG US CLO (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280%		01/25/27		3,750	3,659,519
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.952%	(c)	05/15/26		5,450	5,374,870
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	3.670%		05/15/26		1,500	1,472,226
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.870%	(c)	07/15/26		5,750	5,687,553
LightPoint Pan-European CLO PLC (Ireland), Series 2006-1A, Class A, 144A	0.182%	(c)	01/31/22	EUR	101	109,449
Magnetite IX CLO Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.740%	(c)	07/25/26		7,500	7,426,983
Magnetite XI CLO Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.765%	(c)	01/18/27		2,000	1,972,317
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class B, 144A	2.730%	(c)	10/15/26		750	720,659
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.470%	(c)	07/22/25		3,500	3,456,552
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	1.794%	(c)	07/20/27		14,500	14,463,601
Regatta III Funding CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.840%	(c)	04/15/26		13,050	12,957,526
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.880%	(c)	10/25/26		9,000	8,914,415
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25		600	585,023
Shackleton VI CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	1.795%	(c)	07/17/26		1,250	1,239,178
Shackleton VI CLO Ltd. (Cayman Islands), Series 2014-6A, Class B1, 144A	2.465%	(c)	07/17/26		1,000	991,938
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.370%	(c)	04/15/25		18,150	17,825,400
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.770%	(c)	10/15/26		6,750	6,606,702
Slater Mill Loan Fund CLO LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.014%	(c)	08/17/22		2,000	1,966,811
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017%	(c)	10/20/23		2,150	2,146,722
Sound Point CLO IX Ltd (Cayman Islands), Series 2015-2A, Class A, 144A	1.985%	(c)	07/20/27		10,750	10,629,030
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.677%	(c)	10/20/26		5,250	5,158,617
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.730%		04/18/26		4,850	4,696,743
Treman Park CLO LLC (Cayman Islands), Series 2015-1A, Class A, 144A	1.817%	(c)	04/20/27		1,000	992,175
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.817%	(c)	04/20/26		6,450	6,385,474
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26		2,000	1,943,161

						305,184,945

Non-Residential Mortgage-Backed Securities — 2.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21		26,200	25,872,880

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Banc of America Funding Trust, Series 2014-R5, Class 1A1, 144A	2.133%	(c)	09/26/45	4,074	$4,016,277
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1(x)	1.922%	(c)	02/25/25	3,705	3,710,705
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M2(x)	3.272%	(c)	04/25/28	5,000	4,990,098
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, Private Placement, 144A	2.730%		03/25/21	21,000	20,817,745
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	5,600	5,534,374
Sierra Timeshare Receivables Funding LLC, Series 2012-3A, Class A, 144A	1.870%		08/20/29	1,060	1,053,732
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A, 144A	2.580%		09/20/32	6,791	6,675,337
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	13,040	12,946,950
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-7, Class 3A1	5.500%		05/25/19	515	527,002

					86,145,100

Residential Mortgage-Backed Securities — 10.6%
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1	1.472%	(c)	12/25/33	460	434,813
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1	1.062%	(c)	05/25/34	1,261	1,186,658
ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1	1.202%	(c)	04/25/34	1,962	1,815,213
Ameriquest Mortgage Securities, Inc., Series 2004-R1, Class A2	1.022%	(c)	02/25/34	278	265,001
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2003-1, Class M1	1.772%	(c)	02/25/33	1,553	1,462,330
Argent Securities, Inc., Series 2003-W10, Class M1	1.502%	(c)	01/25/34	2,275	2,104,612
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class A2	1.202%	(c)	10/25/34	1,388	1,346,844
Asset-Backed Funding Certificates Trust, Series 2004-OPT2, Class M1	1.247%	(c)	08/25/33	825	794,884
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1	1.122%	(c)	06/25/34	782	728,144
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M2	3.856%	(c)	01/15/33	645	653,577
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1	1.306%	(c)	12/15/33	1,183	1,133,560
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE2, Class M1	1.247%	(c)	04/25/34	5,190	4,869,155
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Class M1	1.232%	(c)	06/25/34	3,153	2,948,140
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.322%	(c)	08/25/34	3,030	2,852,750
Banc of America Funding Corp., Series 2015-R3, Class 1A1, 144A	0.612%	(c)	03/27/36	8,857	8,228,767
Banc of America Funding Corp., Series 2015-R3, Class 2A1, 144A	0.552%	(c)	02/27/37	4,425	4,052,206

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Banc of America Funding Corp., Series 2015-R3, Class 6A1, 144A	0.391%	(c)	05/28/36	4,782	$4,524,969
Bayview Opportunity Master Fund liib NPL Trust, Series 2015-NPLA, Class A, 144A	3.721%	(c)	07/28/35	13,583	13,571,967
Bear Stearns Asset-Backed Securities I Trust, Series 2004-FR2, Class M2	1.442%	(c)	06/25/34	3,014	2,729,837
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3	1.922%	(c)	03/25/43	1,157	1,130,490
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M1	1.277%	(c)	07/25/34	3,024	2,877,907
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD3, Class 1A	0.912%	(c)	07/25/35	2,156	2,115,994
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class A1	0.802%	(c)	06/25/36	1,957	1,914,006
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class M1	1.247%	(c)	10/25/34	2,880	2,879,749
Countrywide Asset-Backed Certificates, Series 2004-12, Class AF6	4.634%		03/25/35	1,246	1,277,921
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M1	1.172%	(c)	02/25/34	4,249	4,063,891
Countrywide Asset-Backed Certificates, Series 2004-BC4, Class M1	1.472%	(c)	11/25/34	1,930	1,829,811
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 144A	1.102%	(c)	06/25/33	1,443	1,401,918
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A6	5.872%	(c)	05/25/35	332	332,548
EquiFirst Mortgage Loan Trust, Series 2004-1, Class 1A1	0.902%	(c)	01/25/34	3,779	3,458,480
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2	1.322%	(c)	12/25/34	3,000	2,918,210
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 144A	0.361%	(c)	01/26/37	8,160	7,814,175
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A2, 144A	0.361%	(c)	01/26/37	2,500	1,978,532
GSMSC Resecuritization Trust, Series 2015-3R, Class 2A1, 144A	0.361%	(c)	10/26/36	8,914	8,376,810
GSMSC Resecuritization Trust, Series 2015-3R, Class 2A2, 144A	0.361%	(c)	10/26/36	2,025	1,447,185
GSMSC Resecuritization Trust, Series 2015-4R, Class A1, 144A	0.361%	(c)	03/26/37	10,040	9,471,331
GSMSC Resecuritization Trust, Series 2015-4R, Class A2, 144A	0.361%	(c)	03/26/37	2,100	1,597,301
Home Equity Asset Trust, Series 2003-4, Class M1	1.622%	(c)	10/25/33	1,062	974,197
Home Equity Asset Trust, Series 2003-6, Class M1	1.472%	(c)	02/25/34	3,008	2,840,111
Home Equity Asset Trust, Series 2005-9, Class 2A4	0.762%	(c)	04/25/36	2,994	2,935,087
HSBC Home Equity Loan Trust, Series 2007-2, Class M1	0.712%	(c)	07/20/36	3,560	3,427,878
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.244%	(c)	12/01/21	5,452	5,390,215
LSTAR Securities Investment Trust, Series 2015-1, Class A, 144A	2.244%	(c)	01/01/20	15,646	15,439,382
LSTAR Securities Investment Trust, Series 2015-2, Class A, 144A	2.244%	(c)	01/01/20	15,972	15,769,734

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
LSTAR Securities Investment Trust, Series 2015-3, Class A, 144A	2.244%	(c)	03/01/20	12,606	$12,424,749
LSTAR Securities Investment Trust, Series 2015-4, Class A1, 144A	2.244%	(c)	04/01/20	4,034	3,976,231
LSTAR Securities Investment Trust, Series 2015-5, Class A1, 144A	2.244%	(c)	04/01/20	5,920	5,833,909
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.244%	(c)	05/01/20	23,872	23,454,273
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A	2.244%	(c)	07/01/20	4,708	4,626,865
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.244%	(c)	08/01/20	13,781	13,528,402
LSTAR Securities Investment Trust, Series 2015-9, Class A1, 144A	2.244%	(c)	10/01/20	6,939	6,817,927
MASTR Asset-Backed Securities Trust, Series 2004-HE1, Class M2	1.517%	(c)	09/25/34	1,665	1,657,127
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2	1.122%	(c)	09/25/34	858	799,367
MASTR Asset-Backed Securities Trust, Series 2004-WMC2, Class M1	1.322%	(c)	04/25/34	2,730	2,534,055
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1	1.142%	(c)	12/25/34	4,531	4,130,119
Merrill Lynch Mortgage Investors Trust, Series 2003-WMC3, Class M3	2.897%	(c)	06/25/34	1,205	1,210,278
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC3, Class M2	2.267%	(c)	01/25/35	1,247	1,221,666
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC6, Class M1	1.622%	(c)	06/25/33	496	483,095
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1	1.442%	(c)	10/25/33	256	241,874
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class A4	1.162%	(c)	01/25/34	1,566	1,511,527
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE3, Class M1	1.277%	(c)	03/25/34	5,616	5,316,666
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1	1.322%	(c)	05/25/34	3,101	2,945,319
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC1, Class M1	1.352%	(c)	06/25/34	2,388	2,309,857
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1	1.997%	(c)	11/25/32	1,088	1,039,245
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2	0.892%	(c)	08/25/35	4,350	4,206,330
Option One Mortgage Loan Corp. Asset-Backed Certificates, Series 2003-3, Class A4	1.362%	(c)	06/25/33	578	552,130
Option One Mortgage Loan Corp. Asset-Backed Certificates, Series 2003-5, Class A2	1.062%	(c)	08/25/33	1,410	1,333,502
Option One Mortgage Loan Trust, Series 2003-1, Class A2	1.262%	(c)	02/25/33	1,413	1,314,341
Option One Mortgage Loan Trust, Series 2004-1, Class M1	1.322%	(c)	01/25/34	7,101	6,610,804
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	0.922%	(c)	12/25/33	641	597,899
Saxon Asset Securities Trust, Series 2004-1, Class A	0.962%	(c)	03/25/35	405	368,461
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.187%	(c)	02/25/34	4,985	4,629,421

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Structured Asset Investment Loan Trust, Series 2004-1, Class A3	1.222%	(c)	02/25/34		15,868	$15,108,424
Structured Asset Investment Loan Trust, Series 2004-6, Class A3	1.222%	(c)	07/25/34		10,316	9,720,300
Structured Asset Investment Loan Trust, Series 2004-7, Class A7	1.262%	(c)	08/25/34		1,508	1,477,970
Structured Asset Investment Loan Trust, Series 2004-8, Class A9	1.422%	(c)	09/25/34		7,741	7,512,201
Structured Asset Investment Loan Trust, Series 2004-11, Class A4	1.322%	(c)	01/25/35		391	385,138
Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A4	1.362%	(c)	09/25/34		4,129	3,843,565
VOLT XXX LLC, Series 2015-NPL1, Class A1, 144A	3.625%		10/25/57		14,197	14,150,434
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375%		02/25/55		5,610	5,531,976
VOLT XXXIII LLC, Series 2015-NPL5, Class A1, 144A	3.500%	(c)	03/25/55		6,850	6,730,747
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250%		02/25/55		13,526	13,250,882
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45		9,521	9,411,975

						362,165,341

TOTAL ASSET-BACKED SECURITIES (cost $748,216,854)						754,234,503

BANK LOANS(c) — 2.6%
Automotive — 0.2%
Chrysler Group LLC, Term Loan B	3.500%		05/24/17		5,429	5,405,754
Schaffler AG (Germany), Term Loan B	4.250%		05/15/20		390	389,674

						5,795,428

Cable — 0.2%
Cequel Communications LLC, Term Loan B	3.812%		02/14/19		4,330	4,256,750
Charter Communications Operating LLC, Term Loan F	3.000%		01/03/21		1,448	1,417,409
Virgin Media Investments Holdings Ltd. (United Kingdom), Term Loan F	3.500%		06/30/23		2,020	1,973,953

						7,648,112

Capital Markets — 0.1%
Scandlines GmbH (Denmark), Facility B	4.500%		12/03/20	EUR	2,931	3,184,821

Chemicals — 0.1%
CeramTec GmbH (Germany), Initial Euro Term Loan B-1	4.250%		08/30/20	EUR	1,534	1,651,315
CeramTec GmbH (Germany), Term Loan B2	4.250%		08/30/20	EUR	466	502,272
Macdermid, Inc., Term Loan B3	5.500%		06/07/20		2,090	2,018,711

						4,172,298

Consumer
Bombardier Recreation Products (Canada), Term Loan B	3.750%		01/30/19		850	838,738

Electric — 0.1%
Calpine Corp., Term Loan B3	4.000%		10/09/19		4,647	4,533,003

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Energy – Other — 0.1%
Western Refining, Inc., Term Loan B	4.250%	11/12/20		3,942	$3,794,275

Foods — 0.2%
Aramark Corp., Term Loan F	3.250%	02/24/21		1,711	1,692,107
BC Unlimited Liability Co. (Canada), Term Loan B2	3.750%	12/10/21		4,291	4,261,626

					5,953,733

Gaming — 0.1%
MGM Resorts International, Term Loan A	3.174%	12/20/17		2,498	2,471,211

Healthcare & Pharmaceutical — 0.6%
Capsugel Holdings U.S., Inc., Term Loan	3.500%	08/01/18		3,754	3,679,359
CHS/Community Health Systems, Inc., Term Loan F	3.657%	12/31/18		1,515	1,489,900
CHS/Community Health Systems, Inc., Term Loan G	3.750%	12/31/19		541	526,131
CHS/Community Health Systems, Inc., Term Loan H	4.000%	01/27/21		996	968,066
Grifols SA, Term Loan B	3.424%	02/26/21		3,080	3,046,034
Mallinckrodt International Finance SA (Luxembourg), Term Loan B1	3.500%	03/19/21		3,002	2,926,950
RPI Finance Trust, Term Loan B4	3.500%	11/09/20		4,027	4,000,419
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan	3.750%	08/05/20		3,000	2,874,375
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan BF1	4.000%	04/01/22		1,985	1,909,735

					21,420,969

Lodging — 0.1%
Hilton Worldwide Finance LLC, Term Loan B	3.500%	10/26/20		3,424	3,413,330

Packaging — 0.1%
Berry Plastics Group, Inc., Term Loan E	3.750%	01/06/21		2,271	2,235,944

Restaurants — 0.1%
Albertsons Holdings LLC, Term Loan B3	5.125%	08/26/19		3,529	3,489,781

Retailers — 0.1%
Douglas Holding AG (Germany), Term Loan B	6.000%	08/13/22	EUR	1,000	1,084,815
Staples, Inc., Term Loan B	3.500%	02/28/22		1,705	1,682,835

					2,767,650

Technology — 0.4%
Avago Tech Cayman Finance Ltd., Term Loan B	4.250%	12/31/22		6,175	6,093,527
Avago Technologies Finance Pte Ltd. (Luxembourg), Term Loan B	3.750%	05/06/21		1,818	1,814,179
First Data Corp., Term Loan B1	3.918%	09/24/18		2,800	2,760,800
NXP BV, Term Loan B	3.750%	12/07/20		2,625	2,608,594
Transunion LLC, Term Loan B2	3.500%	04/09/21		2,211	2,142,096

					15,419,196

Telecommunications — 0.1%
T Mobile USA, Inc., Term Loan B	3.500%	11/09/22		2,350	2,347,062

TOTAL BANK LOANS (cost $91,588,737)					89,485,551

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4	6.020%	(c)	05/10/45	3,647	$3,652,034
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4	5.356%		10/10/45	2,600	2,632,375
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(c)	04/10/49	4,767	4,904,755
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A1A	5.361%		02/10/51	3,354	3,504,146
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AAB	5.926%		06/11/50	958	956,362
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(c)	12/10/49	8,775	9,067,793
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4	6.137%	(c)	12/10/49	2,567	2,698,589
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	9,000	8,892,592
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	9,770	9,996,964
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A2	2.687%		02/10/48	11,112	11,227,757
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A3	3.497%		06/10/48	22,600	22,776,492
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4	5.322%		12/11/49	1,121	1,139,463
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	3,885	3,946,458
Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.757%	(c)	06/10/46	206	207,801
Commercial Mortgage Trust, Series 2015-CR27, Class A3	3.349%		10/10/48	16,750	16,573,068
Commercial Mortgage Trust, Series 2015-LC23, Class A3	3.521%		10/10/53	13,500	13,608,576
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	2,000	1,945,920
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	12,600	12,435,624
Commercial Mortgage Trust, Series 2013-CR12, Class A2	2.904%		10/10/46	6,972	7,106,604
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	17,000	16,896,540
Commercial Mortgage Trust, Series 2014-UBS4, Class A3	3.430%		08/10/47	15,300	15,698,424
Commercial Mortgage Trust, Series 2014-UBS6, Class A4	3.378%		12/10/47	8,000	7,970,873
Commercial Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48	15,000	14,651,224
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	19,100	19,249,058
Credit Suisse Commercial Mortgage Trust, Series 2006-C3, Class A1A	5.816%	(c)	06/15/38	3,962	3,988,422
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3	3.231%		06/15/57	22,000	21,572,210
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	13,300	13,297,546
Fannie Mae-ACES, Series 2015-M17, Class A2	3.038%	(c)	11/25/25	10,700	10,627,780
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.645%	(c)	06/25/20	34,861	1,868,169
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.454%	(c)	05/25/22	47,522	3,549,454

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.493%	(c)	06/25/22	25,833	$1,955,340
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class X1, IO	0.889%	(c)	09/25/22	41,352	1,957,049
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.893%	(c)	10/25/22	33,747	1,601,996
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2	3.060%	(c)	07/25/23	10,000	10,198,456
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.582%	(c)	08/25/16	14,304	71,309
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.771%	(c)	05/25/19	36,072	1,793,705
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.700%	(c)	07/25/19	36,379	1,797,379
FHLMC Multifamily Structured Pass-Through Certificates, Series Q001, Class XA, IO	2.364%	(c)	02/25/32	30,842	5,637,568
GS Mortgage Securities Trust, Series 2012-GC6, Class A2	2.539%		01/10/45	753	756,853
GS Mortgage Securities Trust, Series 2014-GC26, Class A4	3.364%		11/10/47	8,000	7,974,748
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	7,000	7,133,606
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	4,500	4,535,853
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882%	(c)	02/15/51	9,687	10,046,487
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	4,883	4,946,044
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	5,000	4,888,012
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	14,500	14,324,118
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(c)	05/12/39	2,025	2,032,816
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	5.520%	(c)	02/12/39	930	929,306
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	13,951	14,175,837
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A3	2.655%		02/15/46	10,000	9,835,517
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	5,000	4,922,332
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	13,600	13,296,432
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	17,800	17,787,398
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.779%	(c)	10/15/42	426	425,366
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4	5.447%		02/12/44	880	899,986
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	3,000	2,952,775
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	13,600	13,448,187
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	12,200	12,041,479
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3	5.765%	(c)	07/15/45	9,343	9,330,947

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A1A	5.559%		10/15/48	6,929	$7,064,990
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	3,459	3,505,860
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47	8,500	8,736,263
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.713%	(c)	06/15/49	3,818	3,951,691
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.952%	(c)	02/15/51	6,747	6,974,790
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(c)	05/15/46	19,234	19,861,106
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	3,610	3,664,680
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4	2.925%		04/15/50	15,000	14,385,327

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $532,521,976)					516,484,681

CORPORATE BONDS — 30.5%
Agriculture — 0.5%
Altria Group, Inc., Gtd. Notes	2.850%		08/09/22	1,075	1,047,997
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	611	979,352
Altria Group, Inc., Gtd. Notes	10.200%		02/06/39	1,383	2,267,917
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	7,440	7,406,319
Reynolds American, Inc., Gtd. Notes	6.750%		06/15/17	2,500	2,668,765
Reynolds American, Inc., Gtd. Notes	7.000%		08/04/41	1,350	1,518,110

					15,888,460

Airlines — 0.2%
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.150%		04/11/24	4,516	4,633,733
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.000%		10/29/24	1,121	1,149,245
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates	5.300%		04/15/19	2,132	2,259,648

					8,042,626

Auto Manufacturers — 1.2%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.375%		08/01/18	4,800	4,807,234
Ford Motor Co., Sr. Unsec’d. Notes(a)	4.750%		01/15/43	4,250	4,006,182
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	9,135	9,113,195
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%		11/04/19	10,200	10,014,748
General Motors Co., Sr. Unsec’d. Notes	4.000%		04/01/25	4,620	4,376,859
General Motors Co., Sr. Unsec’d. Notes	4.875%		10/02/23	3,640	3,722,479
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	5,215	5,509,835
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%		03/15/17	670	678,922

					42,229,454

Auto Parts & Equipment — 0.3%
Dana Holding Corp., Sr. Unsec’d. Notes	5.500%		12/15/24	1,000	970,000
Lear Corp., Gtd. Notes	5.250%		01/15/25	6,325	6,435,688

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Auto Parts & Equipment (continued)
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%		04/29/22	3,000	$2,932,500

					10,338,188

Banks — 8.7%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes	5.593%		07/16/18	5,000	5,472,165
Bank of America Corp., Jr. Sub. Notes(a)	5.125%	(c)	12/31/49	4,145	3,948,112
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	15,660	17,659,688
Bank of America Corp., Sr. Unsec’d. Notes	7.625%		06/01/19	1,795	2,079,181
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%		01/15/19	8,970	8,999,233
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.100%		07/24/23	1,245	1,287,284
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	2,335	2,551,104
Bank of America Corp., Sub. Notes, MTN	3.950%		04/21/25	12,280	11,957,883
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%		05/15/24	1,370	1,396,404
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19	5,795	5,773,831
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	3,995	4,020,860
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21	2,000	2,166,314
CIT Group, Inc., Sr. Unsec’d. Notes(a)	5.000%		05/15/17	4,000	4,120,000
CITIC Ltd. (China), Sr. Unsec’d. Notes, RegS	6.800%		01/17/23	1,475	1,701,820
Citigroup, Inc., Jr. Sub. Notes(a)	5.950%	(c)	12/31/49	5,575	5,557,578
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	(c)	12/31/49	4,975	5,074,500
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%		10/25/23	4,480	4,629,722
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	2,250	3,227,123
Citigroup, Inc., Sub. Notes	4.300%		11/20/26	4,950	4,925,567
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	2,535	2,636,844
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	3.800%		09/15/22	4,125	4,121,745
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	14,175	14,079,163
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(c)	12/31/49	7,490	7,443,188
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	11,590	12,814,136
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	8,130	9,245,607
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.800%		07/08/44	2,675	2,659,490
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	4,750	5,552,446
HSBC Holdings PLC (United Kingdom), Sub. Notes(a)	4.250%		03/14/24	2,785	2,795,098
Huntington Bancshares, Inc., Sr. Unsec’d. Notes(a)	2.600%		08/02/18	4,625	4,630,342
International Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes, EMTN	1.000%		04/07/16	1,000	1,000,138
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	(c)	12/31/49	7,950	7,920,188
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(c)	04/29/49	4,350	4,428,300
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	9,245	9,298,362
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	5,790	6,161,909
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	8,500	9,168,151
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	6.300%		04/23/19	6,400	7,176,326
JPMorgan Chase & Co., Sub. Notes(a)	4.950%		06/01/45	3,750	3,749,280
KeyBank NA, Sr. Unsec’d. Notes	2.500%		12/15/19	6,680	6,689,279
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	6,010	6,738,791
Morgan Stanley, Sr. Unsec’d. Notes	3.750%		02/25/23	5,340	5,469,580

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Morgan Stanley, Jr. Sub. Notes	5.450%	(c)	12/31/49	2,975	$2,904,344
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	6.375%		07/24/42	1,280	1,582,783
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	7,000	7,842,604
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	12,600	13,905,347
People’s United Bank, Sub. Notes	4.000%		07/15/24	1,900	1,878,743
PNC Bank NA, Sub. Notes	2.950%		01/30/23	6,825	6,617,622
PNC Bank NA, Sub. Notes	3.800%		07/25/23	765	788,967
PNC Bank NA, Sub. Notes	4.200%		11/01/25	2,545	2,698,731
State Street Corp., Jr. Sub. Notes	5.250%	(c)	12/31/49	5,265	5,271,581
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	1,280	1,284,567
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%		01/18/23	6,720	6,605,095
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	2,090	2,077,966
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44	2,700	2,999,427
Wells Fargo & Co., Sub. Notes, MTN	4.125%		08/15/23	5,085	5,281,134
Wells Fargo & Co., Sub. Notes, MTN	4.650%		11/04/44	4,110	3,998,529

					296,064,172

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	4.400%		05/01/45	2,510	2,325,570
Amgen, Inc., Sr. Unsec’d. Notes(a)	5.375%		05/15/43	4,105	4,361,197
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	695	791,822

					7,478,589

Building Materials — 0.2%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $5,080,875: purchased 10/27/14-02/11/15)(f)(g)	5.375%		11/15/24	5,015	5,002,462
Cemex Espana SA (Mexico), Sr. Sec’d. Notes, 144A	9.875%		04/30/19	3,000	3,172,500

					8,174,962

Chemicals — 1.0%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes(a)	5.250%		01/15/45	7,350	6,851,332
Ashland, Inc., Sr. Unsec’d. Notes	3.875%		04/15/18	1,010	1,030,200
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	2,105	1,830,754
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%		11/15/22	4,675	4,475,452
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%		11/15/41	3,800	3,704,103
Eastman Chemical Co., Sr. Unsec’d. Notes	3.800%		03/15/25	9,965	9,650,445
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21	250	280,621
Monsanto Co., Sr. Unsec’d. Notes	4.400%		07/15/44	870	720,302
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33	1,305	1,318,936
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	4,260	4,083,197

					33,945,342

Commercial Services — 0.4%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,223,994; purchased 05/30/13)(f)(g)	6.700%		06/01/34	1,025	1,208,952
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,387,082; purchased 10/26/11)(f)(g)	7.000%		10/15/37	2,050	2,498,314
United Rentals North America, Inc., Gtd. Notes(a)	5.500%		07/15/25	935	906,950
United Rentals North America, Inc., Gtd. Notes(a)	7.375%		05/15/20	3,000	3,165,000

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Services (continued)
United Rentals North America, Inc., Gtd. Notes	7.625%		04/15/22	6,300	$6,732,810

					14,512,026

Computers — 0.4%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%		10/05/17	10,125	10,116,414
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	2.850%		10/05/18	1,895	1,893,943

					12,010,357

Diversified Financial Services — 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(a)	4.500%		05/15/21	650	660,562
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(a)	4.625%		07/01/22	1,845	1,865,756
American Express Co., Jr. Sub. Notes(a)	5.200%	(c)	12/31/49	2,290	2,252,788
American Express Co., Sr. Unsec’d. Notes	7.000%		03/19/18	610	676,485
Capital One Bank USA NA, Sub. Notes	3.375%		02/15/23	6,600	6,458,608
Discover Financial Services, Sr. Unsec’d. Notes	3.750%		03/04/25	4,895	4,700,698
Discover Financial Services, Sr. Unsec’d. Notes	3.850%		11/21/22	2,362	2,340,451
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35	11,187	11,416,132
General Electric Capital Corp., Gtd. Notes, GMTN	6.875%		01/10/39	1,970	2,685,252
General Electric Capital Corp., Gtd. Notes, MTN	5.875%		01/14/38	1,300	1,590,629
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290%		10/10/34	977	975,455
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	8.750%	(c)	03/15/17	1,500	1,597,500
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	1,975	1,826,174
Navient Corp., Sr. Unsec’d. Notes(a)	5.000%		10/26/20	295	258,862
Navient Corp., Sr. Unsec’d. Notes, MTN	4.875%		06/17/19	820	754,400
Onemain Financial Holdings, Inc., Gtd. Notes, 144A	6.750%		12/15/19	2,195	2,225,181
Onemain Financial Holdings, Inc., Gtd. Notes, 144A	7.250%		12/15/21	2,010	2,015,025

					44,299,958

Electric — 1.3%
AES Corp., Sr. Unsec’d. Notes	7.375%		07/01/21	650	663,000
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%		01/15/23	1,105	991,738
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%		01/15/25	1,205	1,063,412
Commonwealth Edison Co., First Mortgage Bonds	6.450%		01/15/38	2,110	2,693,542
Duke Energy Carolinas LLC, First Mortgage Bonds	4.250%		12/15/41	1,350	1,345,614
Dynegy, Inc., Gtd. Notes	6.750%		11/01/19	6,780	6,373,200
Dynegy, Inc., Gtd. Notes(a)	7.375%		11/01/22	2,320	2,018,400
Dynegy, Inc., Gtd. Notes(a)	7.625%		11/01/24	3,475	2,970,430
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%		11/15/31	2,360	2,874,440
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%		07/15/44	855	861,012
Florida Power & Light Co., First Mortgage Bonds	4.125%		02/01/42	1,350	1,342,957
NiSource Finance Corp., Gtd. Notes	4.800%		02/15/44	2,460	2,500,310
NRG Energy, Inc., Gtd. Notes	7.625%		01/15/18	3,975	4,143,938
NRG Energy, Inc., Gtd. Notes(a)	8.250%		09/01/20	5,000	4,850,000

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.300%	03/15/45	1,735	$1,711,567
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.500%	12/15/41	3,200	3,189,306
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650%	09/01/42	3,015	2,782,960
San Diego Gas & Electric Co., First Mortgage Bonds	3.950%	11/15/41	1,125	1,083,781
Southern Power Co., Sr. Unsec’d. Notes	5.150%	09/15/41	1,025	948,360

				44,407,967

Electronics — 0.1%
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700%	09/15/22	2,000	1,940,000

Engineering & Construction — 0.1%
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $1,765,000; purchased 06/19/14)(f)(g)	5.250%	06/27/29	1,765	851,612
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $1,656,791; purchased 10/22/12)(f)(g)	7.125%	06/26/42	1,425	723,188

				1,574,800

Entertainment — 0.4%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%	06/01/24	700	707,000
Cinemark USA, Inc., Gtd. Notes	5.125%	12/15/22	6,000	5,955,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.875%	11/01/20	3,000	2,940,000
Pinnacle Entertainment, Inc., Gtd. Notes(a)	6.375%	08/01/21	4,120	4,331,150

				13,933,150

Environmental Control — 0.1%
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	2,175	2,249,766

Food Service — 0.1%
Aramark Services, Inc., Gtd. Notes	5.750%	03/15/20	2,400	2,482,500

Foods — 0.6%
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%	05/22/23	535	482,838
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	6,000	5,985,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $2,763,900;purchased 12/07/11-12/08/11)(a)(f)(g)	7.250%	06/01/21	2,990	2,967,575
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $3,059,500;purchased 01/20/15)(f)(g)	8.250%	02/01/20	2,900	2,900,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $2,755,000;purchased 05/20/15)(f)(g)	5.750%	06/15/25	2,755	2,396,850
Kraft Foods Group, Inc., Gtd. Notes	6.125%	08/23/18	735	806,986
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000%	07/15/35	2,830	2,899,389
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%	02/10/22	1,090	1,100,900

				19,539,538

Forest Products & Paper — 0.3%
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $4,931,417; purchased 12/20/12)(f)(g)	7.375%	12/01/25	3,620	4,485,310

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Forest Products & Paper (continued)
International Paper Co., Sr. Unsec’d. Notes(a)	6.000%		11/15/41	5,100	$5,348,513

					9,833,823

Gas
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850%		01/15/41	1,200	1,325,483
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%		11/01/43	240	229,531

					1,555,014

Healthcare – Products — 0.2%
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850%		05/15/20	2,940	2,924,686
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	3,445	3,473,146

					6,397,832

Healthcare – Services — 1.4%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	5,000	4,857,225
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	2,250	2,832,824
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	2,030	1,931,675
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%		11/15/19	2,300	2,317,250
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%		08/15/18	3,000	3,015,000
Cigna Corp., Sr. Unsec’d. Notes	5.375%		02/15/42	4,740	5,196,694
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	6,270	6,332,700
HCA, Inc., Gtd. Notes	8.000%		10/01/18	3,750	4,195,312
HCA, Inc., Sr. Sec’d. Notes	4.250%		10/15/19	2,885	2,942,700
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25	3,400	3,425,500
HCA, Inc., Sr. Sec’d. Notes	5.875%		03/15/22	2,000	2,110,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	365	358,221
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250%		11/01/18	375	394,688
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%		02/01/20	2,750	2,612,500
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	2,500	2,326,902
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%		11/15/41	3,360	3,410,259
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.950%		02/15/41	363	431,705

					48,691,155

Home Builders — 0.2%
CalAtlantic Group, Inc., Gtd. Notes	8.375%		05/15/18	5,750	6,417,000

Insurance — 1.6%
ACE INA Holdings, Inc., Gtd. Notes(a)	3.350%		05/03/26	2,670	2,661,819
ACE INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	345	350,566
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	4,500	4,903,353
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	460	467,386
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,630	1,507,356
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	1,700	1,877,339
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(a)	4.500%		02/11/43	4,160	4,188,825
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100%	(c)	12/29/49	935	972,400
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,500	1,769,260

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%		04/15/22	1,410	$1,548,482
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%		08/01/44	3,890	3,602,272
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	1,910	2,171,221
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%		03/15/35	950	1,121,092
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	4,200	4,938,079
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	740	738,482
MetLife Capital Trust IV, Jr. Sub. Notes, 144A	7.875%		12/15/37	150	183,000
MetLife, Inc., Sr. Unsec’d. Notes	4.368%		09/15/23	1,040	1,116,643
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	3,620	4,183,920
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(c)	10/16/44	6,810	7,116,450
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	1,130	1,357,687
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	2,375	3,450,065
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	235	229,046
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%		09/15/44	890	898,977
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	2,916	3,605,281

					54,959,001

Iron/Steel
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	5.125%		06/01/20	955	792,650

Lodging — 0.3%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	3,300	3,531,000
Marriott International, Inc., Sr. Unsec’d. Notes(a)	3.250%		09/15/22	2,170	2,144,737
MGM Resorts International, Gtd. Notes	8.625%		02/01/19	4,375	4,846,669

					10,522,406

Machinery – Construction & Mining — 0.1%
Terex Corp., Gtd. Notes	6.500%		04/01/20	1,750	1,684,375

Machinery – Diversified — 0.3%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	4,000	4,230,000
CNH Industrial Capital LLC, Gtd. Notes(a)	4.375%		11/06/20	3,325	3,133,812
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,950	2,072,743

					9,436,555

Media — 1.6%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	1,230	1,371,190
AMC Networks, Inc., Gtd. Notes	7.750%		07/15/21	5,170	5,428,500
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	8,500	8,946,250
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	7.000%		01/15/19	824	841,510
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.125%		05/01/23	3,150	3,150,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.375%		05/01/25	1,910	1,900,450
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35	3,160	3,192,646
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45	3,805	3,811,236
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834%		10/23/55	1,010	995,088
Comcast Corp., Gtd. Notes	6.450%		03/15/37	2,470	3,074,105

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%		03/15/42	3,375	$3,146,637
DISH DBS Corp., Gtd. Notes	7.125%		02/01/16	6,462	6,482,194
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	6.125%		01/31/46	815	810,192
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%		07/18/20	1,088	1,157,556
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375%		07/28/17	462	482,430
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	4,945	5,491,783
Viacom, Inc., Sr. Unsec’d. Notes	4.500%		02/27/42	225	168,722
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	1,055	847,350
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	3,500	3,500,000

					54,797,839

Mining — 0.2%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.750%	(c)	10/19/75	4,915	4,742,975
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	960	735,477
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	7.500%		07/27/35	2,500	2,336,980

					7,815,432

Miscellaneous Manufacturing — 0.2%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	2,390	2,437,800
Amsted Industries, Inc., Gtd. Notes, 144A (original cost $2,756,875; purchased 06/22/15)(f)(g)	5.000%		03/15/22	2,750	2,750,000
SPX FLOW, Inc., Gtd. Notes	6.875%		09/01/17	2,000	2,125,000

					7,312,800

Office/Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., Gtd. Notes(a)	5.500%		12/01/24	6,200	6,494,500

Oil & Gas — 1.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(s)	10/10/36	7,000	2,520,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	1,570	1,513,259
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	4.450%		09/15/42	2,350	1,713,284
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750%		11/15/39	1,980	1,882,754
ConocoPhillips Co., Gtd. Notes(a)	4.150%		11/15/34	2,295	1,989,636
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%		04/15/32	2,045	2,113,211
Kerr-McGee Corp., Gtd. Notes	6.950%		07/01/24	3,110	3,341,085
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	7.250%		11/05/19	1,050	1,128,960
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	2,500	2,054,400
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	3.900%		11/15/24	4,000	3,560,088
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%		12/15/21	1,975	1,914,053
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41	4,140	3,569,438
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19	5,745	1,091,550
Phillips 66, Gtd. Notes	4.650%		11/15/34	2,425	2,272,872
Phillips 66, Gtd. Notes	4.875%		11/15/44	2,310	2,060,897
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22	2,175	2,352,143

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%	11/14/22	3,450	$3,155,163

				38,232,793

Oil & Gas Services — 0.2%
Cameron International Corp., Sr. Unsec’d. Notes	5.950%	06/01/41	3,935	4,173,921
Halliburton Co., Sr. Unsec’d. Notes	4.500%	11/15/41	940	853,483

				5,027,404

Packaging & Containers — 0.3%
Ball Corp., Gtd. Notes(a)	4.000%	11/15/23	3,170	3,023,388
Ball Corp., Gtd. Notes(a)	5.250%	07/01/25	2,500	2,556,250
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	5.875%	08/15/23	1,270	1,289,050
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375%	08/15/25	915	940,162
WestRock RKT Co., Gtd. Notes	4.450%	03/01/19	1,120	1,167,317
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22	1,250	1,325,731

				10,301,898

Pharmaceuticals — 1.0%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	5,735	5,660,072
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	6,715	6,577,994
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	3,295	3,278,172
Actavis Funding SCS, Gtd. Notes	4.550%	03/15/35	5,300	5,150,842
Actavis Funding SCS, Gtd. Notes	4.750%	03/15/45	1,430	1,394,314
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	6.450%	09/15/37	1,020	1,289,891
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Gtd. Notes, 144A(a)	6.000%	07/15/23	1,900	1,890,500
Forest Laboratories LLC, Gtd. Notes, 144A	4.875%	02/15/21	4,400	4,764,329
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	1,260	1,259,190
Teva Pharmaceutical Finance IV BV (Israel), Gtd. Notes	3.650%	11/10/21	1,882	1,908,576
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	6.125%	04/15/25	280	249,900
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	6.750%	08/15/18	1,000	991,000
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	420	366,657

				34,781,437

Pipelines — 0.7%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	9,053	7,785,933
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	6.450%	11/03/36	3,000	2,022,009
Energy Transfer Partners LP, Sr. Unsec’d. Notes	2.500%	06/15/18	5,485	5,253,785
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.150%	06/01/25	2,800	2,153,519
Enterprise Products Operating LLC, Gtd. Notes(a)	5.950%	02/01/41	1,600	1,469,662
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.350%	05/15/45	2,010	1,492,602
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44	1,925	1,528,525
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	11/15/21	2,100	1,751,560

				23,457,595

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Real Estate Investment Trusts (REITs)
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%		03/15/22		405	$417,571

Retail — 0.5%
CVS Health Corp., Sr. Unsec’d. Notes	4.875%		07/20/35		2,330	2,405,704
CVS Health Corp., Sr. Unsec’d. Notes(a)	5.125%		07/20/45		2,950	3,107,621
CVS Health Corp., Sr. Unsec’d. Notes	5.300%		12/05/43		575	617,598
Kirk Beauty Zero GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250%		07/15/22	EUR	1,550	1,767,010
L Brands, Inc., Gtd. Notes	5.625%		02/15/22		8,650	9,190,625
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%		01/15/22		610	600,662

						17,689,220

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22		3,475	3,420,102

Semiconductors — 0.3%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000%		01/15/22		4,000	4,190,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(a)	5.750%		02/15/21		4,000	4,160,000
Sensata Technologies BV, Gtd. Notes, 144A(a)	5.625%		11/01/24		2,750	2,811,875

						11,161,875

Software — 0.7%
Audatex North America, Inc., Gtd. Notes, 144A	6.000%		06/15/21		4,900	4,936,750
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%		10/15/18		4,275	4,290,095
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20		5,720	5,794,514
First Data Corp., Gtd. Notes, 144A(a)	7.000%		12/01/23		955	955,000
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%		11/01/20		4,350	4,562,062
Oracle Corp., Sr. Unsec’d. Notes(a)	4.300%		07/08/34		3,405	3,387,325

						23,925,746

Telecommunications — 1.6%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750%		11/15/20		6,000	6,322,500
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		05/15/35		1,450	1,341,048
AT&T, Inc., Sr. Unsec’d. Notes	4.750%		05/15/46		2,475	2,266,100
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.800%		06/15/44		1,785	1,635,303
AT&T, Inc., Sr. Unsec’d. Notes	5.350%		09/01/40		4,575	4,518,805
AT&T, Inc., Sr. Unsec’d. Notes	5.550%		08/15/41		850	854,140
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	(c)	12/15/30		1,960	2,859,944
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750%		12/01/16		2,900	3,204,500
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A(a)	6.000%		06/15/25		2,970	2,858,625
CommScope, Inc., Gtd. Notes, 144A	5.000%		06/15/21		1,560	1,495,650
Eileme 2 AB (Poland), Sr. Sec’d. Notes, RegS	11.750%		01/31/20	EUR	1,800	2,083,506
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,936,049; purchased 11/15/11)(f)(g)	7.995%		06/01/36		1,960	2,018,800
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	2.125%		05/01/18		2,075	2,065,465
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%		09/15/48		965	862,997

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55		7,509	$6,519,321
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41		835	770,080
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54		11,074	10,139,255
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%	04/15/21	GBP	2,520	3,836,487

					55,652,526

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23		891	902,125

Transportation — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.375%	09/01/42		1,510	1,427,682
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	01/15/22		4,400	4,679,651

					6,107,333

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $2,095,443; purchased 01/14/13)(f)(g)	2.875%	07/17/18		2,100	2,113,217

TOTAL CORPORATE BONDS (cost $1,057,383,825)					1,039,013,079

MUNICIPAL BONDS — 1.5%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	4.839%	01/01/41		2,500	2,847,775

California — 0.6%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%	04/01/49		6,290	8,461,497
Los Angeles California Department, Water & Power Revenue, Series A, Revenue Bonds, BABs	5.716%	07/01/39		1,475	1,776,770
Los Angeles California Department, Water & Power Revenue, Series D, Revenue Bonds, BABs	6.008%	07/01/39		4,900	5,986,526
Los Angeles California Department, Water & Power Revenue, Series D, Revenue Bonds, BABs	6.574%	07/01/45		750	1,018,005
State of California, Taxable, Var. Purp., GO, BABs	7.500%	04/01/34		3,170	4,438,476

					21,681,274

Colorado
Colorado Bridge Enterprise, Revenue Bonds, Senior Taxable, Series A, BABs	6.078%	12/01/40		1,000	1,244,980

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40		2,970	3,718,143

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Maryland — 0.1%
Maryland State Transportation Authority, Facilities Project, Revenue Bonds, BABs	5.888%	07/01/43	2,200	$2,663,628

Missouri
Curators University of Missouri, Taxable System Facilities Revenue Bonds, BABs	5.792%	11/01/41	400	509,196

New Jersey — 0.2%
New Jersey State Turnpike Authority, Revenue Bonds, BABs(a)	7.102%	01/01/41	1,750	2,410,328
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,075	1,527,962
Rutgers NJ State University, Revenue Bonds, BABs	5.665%	05/01/40	1,920	2,281,421

				6,219,711

New York — 0.2%
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%	06/15/44	2,000	2,583,180
New York City Transitional Finance Authority, Revenue Bonds, Future Tax Secured Bonds, BABs	5.767%	08/01/36	1,320	1,593,610
Port Authority of New York & New Jersey, Revenue Bonds	4.458%	10/01/62	1,940	1,847,190

				6,023,980

Ohio — 0.1%
Ohio State University, General Receipts Bonds, Series A, Revenue Bonds	4.800%	06/01/2111	4,165	4,015,685

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%	12/01/39	500	619,070
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	1,280	1,489,779

				2,108,849

Texas
San Antonio Electric & Gas, Revenue Bonds	4.427%	02/01/42	1,270	1,335,583

TOTAL MUNICIPAL BONDS (cost $51,497,799)				52,368,804

NON-CORPORATE FOREIGN AGENCIES — 2.0%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	6,985	7,016,572
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23	1,965	1,839,175
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	2,365	2,329,525
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	2.750%	03/26/20	1,525	1,510,545
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375%	11/04/16	3,820	3,891,434
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	569	628,076
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	5,968	6,664,764

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	9.125%	07/02/18		7,930	$8,715,070
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.500%	08/22/17		2,025	2,076,455
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.875%	05/04/17		595	610,286
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	3.000%	09/19/22		4,830	4,802,034
Majapahit Holding BV (Indonesia), Gtd. Notes, 144A	7.750%	10/17/16		1,600	1,670,000
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	10/17/16		6,970	7,274,938
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	8.000%	08/07/19		950	1,064,000
Petroleos Mexicanos (Mexico), Gtd. Notes	2.830%	02/15/24		3,400	3,476,048
Petroleos Mexicanos (Mexico), Gtd. Notes(a)	4.875%	01/24/22		1,735	1,669,938
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21		4,810	4,851,847
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390%	12/02/24		3,300	4,253,040
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), Gtd. Notes, 144A	2.375%	11/05/19		3,000	2,959,500
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.875%	05/29/18		1,335	1,391,804

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $69,261,805)					68,695,051

SOVEREIGN BONDS — 4.0%
Belgium Government International Bond (Belgium), Unsec’d. Notes, 144A, RegS	8.875%	12/01/24		2,000	2,919,313
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%	06/26/17	EUR	6,200	7,546,135
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	7.375%	09/18/37		2,915	3,213,788
Finland Government International Bond (Finland), Sr. Unsec’d. Notes	6.950%	02/15/26		3,000	3,996,309
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, MTN(g)	3.800%	08/08/17	JPY	1,150,000	8,708,981
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	2.110%	10/26/17	JPY	700,000	5,885,713
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%	02/19/18		4,220	4,395,510
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%	03/29/21		2,128	2,425,920
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	2.875%	07/08/21	EUR	2,645	2,843,999
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.375%	07/30/25	EUR	2,000	2,049,621
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.750%	04/25/22		4,950	4,741,615
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21		2,400	2,485,963
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS(g)	3.450%	03/24/17	JPY	300,000	2,585,698
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.700%	11/14/16	JPY	300,000	2,559,591
Italy Government International Bond (Italy), Sr. Unsec’d. Notes	5.250%	09/20/16		1,000	1,027,137
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, RegS	1.500%	09/12/17		18,300	18,250,791

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	2.750%		04/22/23	EUR	12,784	$14,399,349
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44		2,200	2,004,200
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25		2,330	2,283,400
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(a)	5.200%		01/30/20		2,600	2,821,000
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	1.610%	(s)	05/31/18		1,640	1,570,386
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes(a)	2.750%		01/30/26	EUR	700	755,024
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	8.375%		05/03/16		600	613,500
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%		03/15/16	EUR	1,900	2,088,065
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, 144A	5.125%		10/15/24		2,500	2,542,000
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, RegS	5.125%		10/15/24		2,800	2,847,040
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A, RegS	4.950%		10/25/23	EUR	900	1,171,350
Republic of Latvia (Latvia), Sr. Unsec’d. Notes, RegS	5.250%		02/22/17		1,000	1,045,300
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, 144A	4.875%		01/22/24		3,340	3,588,162
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.250%		02/18/24		3,200	3,532,000
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.500%		10/26/22		7,700	8,594,617
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.850%		05/10/23		600	683,622
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes, EMTN	4.500%		04/05/16	EUR	2,200	2,405,016
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%		04/03/18		2,000	2,152,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20		4,300	4,784,412
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	6.875%		01/19/16	EUR	300	326,150

TOTAL SOVEREIGN BONDS (cost $145,953,600)						135,842,677

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.8%
Federal Home Loan Mortgage Corp.	2.500%		09/01/29-03/01/30		3,400	3,437,499
Federal Home Loan Mortgage Corp.	3.000%		05/01/29		4,129	4,264,659
Federal Home Loan Mortgage Corp.	3.500%		09/01/42		1,487	1,533,478
Federal Home Loan Mortgage Corp.	4.000%		11/01/40-01/01/44		15,089	15,983,713
Federal Home Loan Mortgage Corp.	4.000%		09/01/40		11,014	11,670,402
Federal Home Loan Mortgage Corp.	4.500%		12/01/40-07/01/41		8,499	9,174,213
Federal National Mortgage Assoc., Unsec’d. Notes(a)(h)	1.500%		11/30/20		14,110	13,859,336
Federal National Mortgage Assoc.	2.500%		04/01/28-09/01/28		1,862	1,885,078
Federal National Mortgage Assoc.	3.000%		07/01/43-11/01/43		16,155	16,187,357
Federal National Mortgage Assoc.	3.500%		05/01/42-12/01/45		65,395	67,607,281
Federal National Mortgage Assoc.	4.000%		09/01/40-12/01/43		5,654	5,997,145
Federal National Mortgage Assoc.	4.000%		TBA		45,500	48,146,821

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal National Mortgage Assoc.	4.500%		05/01/39-12/01/40		11,843	$12,935,524
Government National Mortgage Assoc.	3.000%		TBA		18,000	18,243,988
Government National Mortgage Assoc.	3.500%		09/15/41-04/20/45		35,141	36,697,450
Government National Mortgage Assoc.	3.500%		TBA		40,500	42,219,670
Government National Mortgage Assoc.	4.000%		01/20/40-02/20/41		6,156	6,593,097
Government National Mortgage Assoc.	4.500%		05/20/40-12/20/40		12,148	13,232,694
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.350%		06/07/21	GBP	2,200	3,762,712

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $333,286,795)						333,432,117

U.S. TREASURY OBLIGATIONS — 9.7%
U.S. Treasury Bonds	2.875%		08/15/45		14,380	13,966,014
U.S. Treasury Notes	0.875%		10/15/18		7,320	7,239,363
U.S. Treasury Notes(a)	1.625%		11/30/20		63,570	63,192,521
U.S. Treasury Notes	1.750%		12/31/20		21,765	21,741,189
U.S. Treasury Notes(k)	1.750%		02/28/22		60,000	59,146,860
U.S. Treasury Notes	2.000%		07/31/22		51,300	51,161,746
U.S. Treasury Notes	2.000%		11/30/22		9,010	8,960,724
U.S. Treasury Notes	2.250%		11/15/25		1,675	1,671,270
U.S. Treasury Notes	2.625%		11/15/20		52,130	54,162,236
U.S. Treasury Strip Principal	2.351%	(s)	05/15/43		1,825	777,866
U.S. Treasury Strips Coupon(h)(k)	1.863%	(s)	05/15/22		7,060	6,150,425
U.S. Treasury Strips Coupon(h)(k)	2.404%	(s)	08/15/21		24,945	22,242,459
U.S. Treasury Strips Coupon(h)	2.699%	(s)	05/15/26		22,700	17,474,800
U.S. Treasury Strips Principal(k)	3.024%	(s)	05/15/44		6,200	2,552,596

TOTAL U.S. TREASURY OBLIGATIONS (cost $331,689,077)						330,440,069

TOTAL LONG-TERM INVESTMENTS (cost $3,361,400,468)						3,319,996,532

					Shares
SHORT-TERM INVESTMENTS — 8.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 8.3%
Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund (cost $283,733,659; includes $134,348,169 of cash collateral for securities on loan)(b)(w)(Note 4)					283,733,659	283,733,659

OPTIONS PURCHASED* — 0.1%			Counterparty		Notional Amount (000)#
Call Options — 0.1%
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $65.00			BNP Paribas		109,400	—
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $119.50					82,800	122,906
expiring 02/19/16, Strike Price $121.50					82,800	12,938
Interest Rate Swap Options,
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			JPMorgan Chase		41,800	148,633
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			JPMorgan Chase		41,800	—
Receive a fixed rate of 1.76% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16			Citigroup Global Markets		99,800	901,654
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16			Barclays Capital Group		75,300	11

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	37,700	$317
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets	51,490	191,746
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	56,700	274,319
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	34,400	282,734

			1,935,258

Put Options
5 Year CDX.NA.HY.25.V1, expiring 03/16/16, Strike Price $97.00	BNP Paribas	61,900	507,461
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $100.00	BNP Paribas	109,400	52,246
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $115.50		82,800	19,406

			579,113

TOTAL OPTIONS PURCHASED (cost $4,549,747)			2,514,371

TOTAL SHORT-TERM INVESTMENTS (cost $288,283,406)			286,248,030

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 105.7% (cost $3,649,683,874)			3,606,244,562

OPTIONS WRITTEN*
Call Options
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $80.00	BNP Paribas	109,400	(15,995)
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $120.50		165,600	(77,625)
Interest Rate Swap Options,
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	83,600	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	113,000	(73)
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	34,400	(138,426)
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	56,700	(121,072)

			(353,191)

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Put Options
5 Year CDX.NA.HY.25.V1, expiring 03/16/16, Strike Price $92.00	BNP Paribas	61,900	$(168,580)
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $120.00	BNP Paribas	109,400	(13,245)
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $117.50		82,800	(194,062)

			(375,887)

TOTAL OPTIONS WRITTEN (premiums received $1,959,376)			(729,078)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 105.7% (cost $3,647,724,498)			3,605,515,484
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (5.7)%			(195,337,916)

NET ASSETS — 100.0%			$3,410,177,568

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $131,426,941; cash collateral of $134,348,169 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $32,411,926. The aggregate value of $29,916,280 is approximately 0.9% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
609	2 Year U.S. Treasury Notes	Mar. 2016	$132,479,820	$132,295,735	$(184,085)
9,229	5 Year U.S. Treasury Notes	Mar. 2016	1,094,529,961	1,091,978,164	(2,551,797)
7,063	10 Year U.S. Treasury Notes	Mar. 2016	889,327,558	889,275,844	(51,714)
70	Euro-Bund	Mar. 2016	12,093,950	12,013,432	(80,518)
1,123	U.S. Ultra Bonds	Mar. 2016	177,505,240	178,206,062	700,822

					(2,167,292)

Short Position:
621	U.S. Long Bonds	Mar. 2016	95,489,047	95,478,750	10,297

					$(2,156,995)

(1)	U.S. Treasury Obligations with a combined market value of $11,338,955 and cash balance of $11,120,000 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Euro,
Expiring 01/28/16	Bank of America	EUR	6,840	$7,527,727	$7,439,150	$(88,577)
Expiring 01/28/16	Bank of America	EUR	1,400	1,526,227	1,522,539	(3,688)
Expiring 01/28/16	Citigroup Global Markets	EUR	14,839	16,148,222	16,137,447	(10,775)
Mexican Peso,
Expiring 01/22/16	Bank of America	MXN	1,867	108,746	108,129	(617)
South African Rand,
Expiring 01/26/16	Morgan Stanley	ZAR	15,498	1,030,200	997,244	(32,956)

				$26,341,122	$26,204,509	$(136,613)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/28/16	UBS AG	GBP	12,126	$18,617,553	$17,876,994	$740,559
Euro,
Expiring 01/28/16	BNP Paribas	EUR	10,961	11,967,516	11,920,930	46,586
Expiring 01/28/16	Credit Suisse First Boston Corp.	EUR	14,874	16,423,913	16,176,254	247,659
Expiring 01/28/16	Toronto Dominion	EUR	1,948	2,133,916	2,118,787	15,129
Hungarian Forint,
Expiring 01/22/16	JPMorgan Chase	HUF	325,615	1,190,804	1,121,478	69,326
Japanese Yen,
Expiring 01/28/16	Citigroup Global Markets	JPY	206,863	1,713,260	1,722,096	(8,836)
Mexican Peso,
Expiring 01/22/16	Citigroup Global Markets	MXN	10,301	617,580	596,706	20,874
Polish Zloty,
Expiring 01/22/16	JPMorgan Chase	PLN	4,764	1,258,066	1,213,925	44,141
Swiss Franc,
Expiring 01/28/16	Credit Suisse First Boston Corp.	CHF	409	414,258	408,918	5,340

				$54,336,866	$53,156,088	$1,180,778

						$1,044,165

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
AUD	2,090	12/19/32	4.423%	6 Month Australian BankBill(1)	$205,230	$—	$205,230	Barclays Capital Group
AUD	590	12/20/32	4.420%	6 Month Australian BankBill(1)	57,677	—	57,677	Citigroup Global Markets
CLP	1,390,000	02/25/20	3.910%	Sinacofi Chile Interbank Rate(1)	(24,411)	—	(24,411)	JPMorgan Chase
COP	415,000	02/13/20	5.050%	1 Day COLIBOR OIS(1)	(7,312)	—	(7,312)	Deutsche Bank AG
COP	1,590,000	04/17/20	5.050%	1 Day COLIBOR OIS(1)	(29,359)	—	(29,359)	Deutsche Bank AG
COP	3,140,000	04/10/25	6.020%	1 Day COLIBOR OIS(1)	(86,293)	—	(86,293)	JPMorgan Chase
MXN	119,600	06/20/18	6.020%	28 Day Mexican Interbank Rate(1)	217,649	—	217,649	Credit Suisse First Boston Corp.
MXN	120,800	11/09/18	5.410%	28 Day Mexican Interbank Rate(1)	130,094	—	130,094	Deutsche Bank AG
MXN	18,300	04/28/23	5.100%	28 Day Mexican Interbank Rate(1)	(65,192)	—	(65,192)	Barclays Capital Group
ZAR	20,000	09/03/33	8.970%	3 Month JIBAR(1)	(72,279)	—	(72,279)	Hong Kong & Shanghai Bank

					$325,804	$—	$325,804

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
	350,000	01/27/16	0.287%	1 Day Overnight Fed Funds Effective Rate(2)	$938	$23,068	$22,130
	74,800	02/28/19	1.806%	3 Month LIBOR(2)	89,543	(866,163)	(955,706)
	20,950	02/28/19	1.625%	3 Month LIBOR(2)	244	(124,826)	(125,070)
	25,460	03/11/20	1.824%	3 Month LIBOR(2)	253	(232,126)	(232,379)
	31,900	07/31/21	2.290%	3 Month LIBOR(2)	341	(821,138)	(821,479)
	867,400	12/31/21	1.787%	3 Month LIBOR(2)	(1,113,506)	2,437,516	3,551,022
	70,000	12/31/21	1.850%	3 Month LIBOR(2)	528	(59,286)	(59,814)
	189,950	05/31/22	2.237%	3 Month LIBOR(2)	(186,878)	(4,194,257)	(4,007,379)
	137,100	05/31/22	1.741%	3 Month LIBOR(2)	1,269,875	1,139,622	(130,253)
	117,225	08/31/22	1.843%	3 Month LIBOR(2)	783	444,908	444,125
	68,200	08/31/22	1.788%	3 Month LIBOR(2)	518	496,774	496,256
	2,950	08/31/22	1.786%	3 Month LIBOR(2)	166	21,881	21,715
	19,360	09/04/25	2.214%	3 Month LIBOR(2)	289	(95,120)	(95,409)
	83,080	02/15/36	2.502%	3 Month LIBOR(1)	34,232	(774,110)	(808,342)
AUD	4,200	03/07/29	4.743%	6 Month BBSW(1)	(93,711)	494,764	588,475
CAD	35,500	01/09/20	1.710%	3 Month Canadian Bankers Acceptance(2)	(42,935)	(662,227)	(619,292)
EUR	16,500	08/01/17	0.125%	1 Day EONIA(2)	19,253	(134,672)	(153,925)
EUR	7,200	08/01/21	0.604%	1 Day EONIA(2)	36,009	(220,503)	(256,512)
EUR	8,800	07/28/25	0.780%	1 Day EONIA(2)	(3,937)	(100,801)	(96,864)
GBP	3,120	11/03/24	1.960%	1 Day SONIA(2)	8,906	(147,512)	(156,418)
GBP	5,750	01/08/25	1.325%	1 Day SONIA(2)	(8,910)	134,793	143,703
MXN	255,000	02/09/18	4.630%	28 Day Mexican Interbank Rate(1)	(11,528)	55,090	66,618
MXN	120,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(1)	(51,450)	116,996	168,446

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	64,200	05/25/22	6.370%	28 Day Mexican Interbank Rate(1)	$(53,366)	$100,388	$153,754
MXN	66,200	12/27/24	5.795%	28 Day Mexican Interbank Rate(1)	64,632	(140,394)	(205,026)
MXN	26,800	07/27/34	6.720%	28 Day Mexican Interbank Rate(1)	572	(51,059)	(51,631)
SEK	105,200	08/14/25	1.220%	3 Month STIBOR(1)	(60,261)	(413,875)	(353,614)
ZAR	131,200	08/26/20	7.855%	3 Month JIBAR(1)	(18,125)	(345,903)	(327,778)
ZAR	63,200	11/14/23	8.190%	3 Month JIBAR(1)	(51,478)	(259,934)	(208,456)
ZAR	9,400	01/12/25	7.430%	3 Month JIBAR(1)	7,840	(73,526)	(81,366)
ZAR	57,500	01/13/25	7.440%	3 Month JIBAR(1)	47,103	(447,477)	(494,580)
ZAR	23,000	01/13/25	7.430%	3 Month JIBAR(1)	19,194	(179,902)	(199,096)

					$(94,866)	$(4,879,011)	$(4,784,145)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2):
Ameriquest Home Equity	02/01/16	1.500%	2,176	$373	$—	$373	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	1,360	233	—	233	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	1,296	222	—	222	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	1,093	187	—	187	Goldman Sachs & Co.
BSABS	02/01/16	1.500%	1,036	179	—	179	Goldman Sachs & Co.
CAS	02/01/16	1.500%	6,021	1,033	—	1,033	Goldman Sachs & Co.
CAS	02/01/16	1.500%	1,986	341	—	341	Goldman Sachs & Co.
Chase Mortgage	02/01/16	1.500%	2,934	503	—	503	Goldman Sachs & Co.
Chase Mortgage	02/01/16	1.500%	1,999	344	—	344	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	5,610	1,237	—	1,237	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	1,762	388	—	388	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	1,646	282	—	282	Goldman Sachs & Co.
First Franklin Home Equity	02/01/16	1.500%	458	79	—	79	Goldman Sachs & Co.
Fremont Home Equity	02/01/16	1.500%	1,284	220	—	220	Goldman Sachs & Co.
IndyMac Alta Mortgage	02/01/16	1.500%	3,525	583	—	583	Goldman Sachs & Co.
Lehman Home Equity	02/01/16	1.500%	2,466	423	—	423	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2) (continued):
Lehman Home Equity	02/01/16	1.500%	1,663	$285	$—	$285	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	2,239	384	—	384	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	1,991	342	—	342	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	1,388	238	—	238	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	1,311	225	—	225	Goldman Sachs & Co.
Option One Home Equity	02/01/16	1.500%	1,680	288	—	288	Goldman Sachs & Co.
STACR	02/01/16	1.500%	1,822	313	—	313	Goldman Sachs & Co.
Terwin Mortgage Trust	02/01/16	1.500%	1,161	199	—	199	Goldman Sachs & Co.

				$8,901	$—	$8,901

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17	12/20/16	5.000%	40,940	$1,296,261	$1,768,381	$(472,120)	Deutsche Bank AG
CDX.NA.HY.17	12/20/16	5.000%	28,750	910,296	1,313,715	(403,419)	Deutsche Bank AG
CDX.NA.HY.17	12/20/16	5.000%	25,760	815,625	1,128,789	(313,164)	Deutsche Bank AG
CDX.NA.HY.17	12/20/16	5.000%	14,950	473,354	627,069	(153,715)	Credit Suisse First Boston Corp.

				$3,495,536	$4,837,954	$(1,342,418)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(5)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2):
Kingdom of Spain	12/20/20	1.000%	17,640	0.905%	$85,370	$(35,778)	$121,148	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	20,350	0.944%	58,180	94,415	(36,235)	JPMorgan Chase

					$143,550	$58,637	$84,913

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2015(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.25.V1	12/20/20	5.000%	43,900	$542,653	$(493,293)	$(1,035,946)
CDX.NA.IG.24.V1	06/20/20	1.000%	495,000	(9,122,357)	(3,113,420)	6,008,937

				$(8,579,704)	$(3,606,713)	$4,972,991

A U.S. Government Obligation and U.S. Treasury Obligations with combined market value of $48,943,687 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. US contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC swap agreements:
	14,515	3 Month LIBOR	EUR	11,000	3 Month EURIBOR minus 28.25 bps	Barclays Capital Group	01/04/16	$2,561,673	$—	$2,561,673
	2,108	3 Month LIBOR	JPY	210,000	3 Month JPY LIBOR minus 38.43 bps	Barclays Capital Group	10/12/16	362,105	—	362,105
	1,253	3 Month LIBOR	EUR	1,080	3 Month EURIBOR minus 24.5 bps	Citigroup Global Markets	01/16/17	81,066	—	81,066
	706	3 Month LIBOR plus 432 bps	JPY	55,000	3.450%	Citigroup Global Markets	03/24/17	253,436	4,501	248,935
	2,658	3 Month LIBOR plus 220 bps	EUR	2,180	4.250%	Citigroup Global Markets	07/14/17	176,029	(227,068)	403,097
	269	3 Month LIBOR plus 208 bps	EUR	220	4.250%	Citigroup Global Markets	07/14/17	17,997	(25,141)	43,138
	10,098	3 Month LIBOR	JPY	1,030,000	3 Month JPY LIBOR minus 31.75 bps	Deutsche Bank AG	05/14/17	1,500,495	—	1,500,495
	2,443	3 Month LIBOR	EUR	1,900	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	382,343	—	382,343
JPY	565,000	3 Month JPY LIBOR minus 43.35 bps		4,796	3 Month LIBOR	JPMorgan Chase	11/26/16	(91,694)	—	(91,694)
JPY	2,260,000	3 Month JPY LIBOR minus 42.10 bps		19,144	3 Month LIBOR	JPMorgan Chase	11/28/16	(324,070)	—	(324,070)

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC swap agreements (continued):
32,632	3 Month LIBOR	EUR	28,400	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	$1,671,105	$—	$1,671,105
5,793	3 Month LIBOR plus 54.25 bps	JPY	700,000	.15500%	JPMorgan Chase	10/26/17	(43,604)	—	(43,604)
4,796	3 Month LIBOR	JPY	565,000	3 Month JPY LIBOR minus 69.88 bps	JPMorgan Chase	11/26/24	39,151	—	39,151
19,144	3 Month LIBOR	JPY	2,260,000	3 Month JPY LIBOR minus 67.33 bps	JPMorgan Chase	11/28/24	70,532	—	70,532

							$6,656,564	$(247,708)	$6,904,272

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation(1)
OTC swap agreements:
Credit Suisse First Boston Corp.	01/12/41	9,328	Pay variable payments based on 1 Month LIBOR and receive fixed payments based on the IOS. FN30.450.10 Index	$(5,930)	$(19,115)	$13,185

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligation	$—	$739,117	$—
Collateralized Loan Obligations	—	305,184,945	—
Non-Residential Mortgage-Backed Securities	—	86,145,100	—
Residential Mortgage-Backed Securities	—	322,526,695	39,638,646
Bank Loans	—	89,485,551	—
Commercial Mortgage-Backed Securities	—	510,847,113	5,637,568
Corporate Bonds	—	1,039,013,079	—
Municipal Bonds	—	52,368,804	—
Non-Corporate Foreign Agencies	—	68,695,051	—
Sovereign Bonds	—	135,842,677	—
U.S. Government Agency Obligations	—	333,432,117	—
U.S. Treasury Obligations	—	330,440,069	—
Affiliated Money Market Mutual Fund	283,733,659	—	—
Options Purchased	155,250	2,359,121	—
Options Written	(271,687)	(457,391)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$(2,156,995)	$—	$—
OTC Forward Foreign Currency Contracts	—	1,044,165	—
OTC interest rate swaps	—	325,804	—
Centrally cleared interest rate swaps	—	(4,784,145)	—
OTC credit default swaps	—	3,639,086	8,901
Centrally cleared credit default swaps	—	4,972,991	—
OTC Currency Swap Agreements	—	6,656,564	—
OTC Total Return Swap	—	(5,930)	—

Total	$281,460,227	$3,288,470,583	$45,285,115

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Residential Mortgage-Backed Securities	Bank Loans	Commercial Mortgage-Backed Securities	Corporate Bonds
Balance as of 12/31/14	$12,405,375	$—	$3,113,310	$6,288,386	$8,737,803
Realized gain (loss)	21,875	(20,292)	(675)	—	—
Change in unrealized appreciation (depreciation)**	—	(221,828)	(159,198)	(650,818)	—
Purchases	—	45,027,735	—	—	—
Sales	(8,736,875)	(11,424,983)	(2,954,011)	—	—
Accrued discount/premium	—	61,209	574	—	—
Transfers into Level 3	—	6,216,805	—	—	—
Transfers out of Level 3	(3,690,375)	—	—	—	(8,737,803)

Balance as of 12/31/15	$—	$39,638,646	$—	$5,637,568	$—

Credit Default Swaps
Balance as of 12/31/14	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)**	8,901
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/15	$8,901

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $(863,745) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$39,638,646	Market approach	Single Broker Indicative Quote
Commercial Mortgage-Backed Securities	5,637,568	Market approach	Single Broker Indicative Quote
Credit Default Swaps	8,901	Model Pricing	Discretionary Volatility Factor and/or Discount Rate

	$45,285,115

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Collateralized Loan Obligations Residential	$3,690,375	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Mortgage-Backed Securities	$6,216,805	L2 to L3	Evaluated Bid to Single Broker Indicative Quotes
Corporate Bonds	$8,737,803	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Commercial Mortgage-Backed Securities	15.1%
Residential Mortgage-Backed Securities	10.6
U.S. Government Agency Obligations	9.8
U.S. Treasury Obligations	9.7
Collateralized Loan Obligations	9.0
Banks	8.7
Affiliated Money Market Mutual Fund (3.9% represents investments purchased with collateral from securities on loan)	8.3
Sovereign Bonds	4.0
Non-Residential Mortgage-Backed Securities	2.5
Non-Corporate Foreign Agencies	2.0
Telecommunications	1.7
Insurance	1.6
Media	1.6
Municipal Bonds	1.5
Electric	1.4
Healthcare-Services	1.4
Diversified Financial Services	1.3
Auto Manufacturers	1.2
Oil & Gas	1.1
Chemicals	1.1
Pharmaceuticals	1.0
Foods	0.8
Software	0.7
Pipelines	0.7
Healthcare & Pharmaceutical	0.6
Retail	0.5
Agriculture	0.5
Technology	0.5
Commercial Services	0.4
Lodging	0.4
Entertainment	0.4
Computers	0.4

Semiconductors	0.3%
Auto Parts & Equipment	0.3
Packaging & Containers	0.3
Forest Products & Paper	0.3
Machinery-Diversified	0.3
Building Materials	0.2
Airlines	0.2
Mining	0.2
Cable	0.2
Biotechnology	0.2
Miscellaneous Manufacturing	0.2
Office/Business Equipment	0.2
Home Builders	0.2
Healthcare-Products	0.2
Transportation	0.2
Automotive	0.2
Oil & Gas Services	0.2
Energy-Other	0.1
Restaurants	0.1
Savings & Loans	0.1
Capital Markets	0.1
Retailers	0.1
Food Service	0.1
Gaming	0.1
Environmental Control	0.1
Packaging	0.1
Trucking & Leasing	0.1
Electronics	0.1
Options Purchased	0.1
Machinery-Construction & Mining	0.1

105.7
Liabilities in excess of other assets	(5.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$130,049		Unrealized depreciation on OTC swap agreements	$1,378,653
Credit contracts	Premiums paid for OTC swap agreements	4,932,369		Premiums received for OTC swap agreements	35,778
Credit contracts	Due from/to broker — variation margin swaps	6,008,937	*	Due from/to broker — variation margin swaps	1,035,946	*
Credit contracts	Unaffiliated investments	559,707		Options written outstanding, at value	197,820
Foreign exchange contracts	Unrealized appreciation on OTC foreign currency forward contracts	1,189,614		Unrealized depreciation on OTC foreign currency forward contracts	145,449
Interest rate contracts	Premiums paid for OTC swap agreements	4,501		Premiums received for OTC swap agreements	271,324
Interest rate contracts	Unrealized appreciation on OTC swap agreements	7,987,475		Unrealized depreciation on OTC swap agreements	744,214
Interest rate contracts	Due from/to broker — variation margin futures	711,119	*	Due from/to broker — variation margin futures	2,868,114	*
Interest rate contracts	Due from/to broker — variation margin swaps	5,656,244	*	Due from/to broker — variation margin swaps	10,440,389	*
Interest rate contracts	Unaffiliated investments	1,954,664		Options written outstanding, at value	531,258

Total		$29,134,679			$17,648,945

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward & Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$102,600	$113,400	$—	$—	$—	$(6,967,939)	$(6,751,939)
Foreign exchange contracts	—	—	—	6,678,480	—	—	6,678,480
Interest rate contracts	(6,259,172)	2,993,858	4,546,800	—	(97,342)	(14,426,119)	(13,241,975)

Total	$(6,156,572)	$3,107,258	$4,546,800	$6,678,480	$(97,342)	$(21,394,058)	$(13,315,434)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Currency Contracts**	Swaps	Total
Credit contracts	$(1,121,912)	$652,645	$—	$—	$7,735,348	$7,266,081
Foreign exchange contracts	—	—	—	699,293	—	699,293
Interest rate contracts	(738,672)	388,220	(3,854,973)	—	(4,826,498)	(9,031,923)

Total	$(1,860,584)	$1,040,865	$(3,854,973)	$699,293	$2,908,850	$(1,066,549)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(4)	Forward Foreign Currency Exchange Contracts- Sold(4)	Cross Currency Exchange Contracts(3)
$3,227,347	$716,660	$1,562,965,057	$305,726,105	$52,049,905	$114,992,044	$243,250

Interest Rate Swaps Agreements(2)	Forward Rate Agreements(2)	Credit Default Swaps Agreements Buy Protection(2)	Credit Default Swaps Agreements Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)
$1,854,418	$243,640	$755,980	$132,467	$174,943	$3,875

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	3,129,336	(65,265)	(3,014,907)	49,164
BNP Paribas	606,293	(197,820)	(424,282)	—
Citigroup Global Markets	1,952,688	(271,820)	(1,660,000)	20,868
Credit Suisse First Boston Corp.	1,110,902	(172,830)	(879,000)	59,072
Deutsche Bank AG	5,841,474	(1,225,374)	(4,935,907)	—
Goldman Sachs & Co.	8,901	—	—	8,901
Hong Kong & Shanghai Bank	382,343	(72,279)	(368,791)	—
JPMorgan Chase	2,815,504	(901,583)	(2,026,009)	—
Morgan Stanley	—	—	—	—
Toronto Dominion	15,129	—	—	15,129
UBS AG	740,559	—	(673,637)	66,922

	$16,603,129

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(92,882)	$—	$—	$(92,882)
Barclays Capital Group	(65,265)	65,265	—	—
BNP Paribas	(197,820)	197,820	—	—
Citigroup Global Markets	(271,820)	271,820	—	—
Credit Suisse First Boston Corp.	(172,830)	172,830	—	—
Deutsche Bank AG	(1,225,374)	1,225,374	—	—
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	(72,279)	72,279	—	—
JPMorgan Chase	(901,583)	901,583	—	—
Morgan Stanley	(32,956)	—	—	(32,956)
Toronto Dominion	—	—	—	—
UBS AG	—	—	—	—

	$(3,032,809)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $131,426,941:
Unaffiliated investments (cost $3,365,950,215)	$3,322,510,903
Affiliated investments (cost $283,733,659)	283,733,659
Foreign currency, at value (cost $11,648,941)	11,343,889
Cash	199,532
Receivable for investments sold	68,092,179
Dividends and interest receivable	23,589,072
Deposit with Broker for futures	11,120,000
Unrealized appreciation on OTC swap agreements	8,117,524
Premiums paid for OTC swap agreements	4,936,870
Due from broker—variation margin futures	4,175,385
Unrealized appreciation on OTC foreign currency forward contracts	1,189,614
Receivable for fund share sold	64,493
Prepaid expenses	31,037
Tax reclaim receivable	2,947

Total Assets	3,739,107,104

LIABILITIES:
Payable for investments purchased	185,465,868
Payable to broker for collateral for securities on loan	134,348,169
Due to broker—variation margin swaps	3,530,667
Unrealized depreciation on OTC swap agreements	2,122,867
Advisory fees payable	1,360,862
Options written outstanding, at value (premiums received $1,959,376)	729,078
Payable for fund share repurchased	537,746
Premiums received for OTC swap agreements	307,102
Accrued expenses and other liabilities	287,803
Unrealized depreciation on OTC foreign currency forward contracts	145,449
Distribution fee payable	93,585
Affiliated transfer agent fee payable	340

Total Liabilities	328,929,536

NET ASSETS	$3,410,177,568

Net assets were comprised of:
Paid-in capital	$3,132,039,043
Retained earnings	278,138,525

Net assets, December 31, 2015	$3,410,177,568

Net asset value and redemption price per share, $3,410,177,568 / 305,276,288 outstanding shares of beneficial interest	$11.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$111,757,635
Affiliated dividend income	595,211
Affiliated income from securities lending, net	302,733

112,655,579

EXPENSES
Advisory fees	22,611,895
Distribution fee	6,578,724
Custodian and accounting fees	586,000
Trustees’ fees	46,000
Insurance expenses	44,000
Audit fee	43,000
Legal fees and expenses	19,000
Shareholders’ reports	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Miscellaneous	21,088

Total expenses	29,971,707
Less: advisory fee waiver	(1,548,118)

Net expenses	28,423,589

NET INVESTMENT INCOME	84,231,990

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(4,795,385)
Futures transactions	4,546,800
Forward rate agreement transactions	(97,342)
Swap agreement transactions	(21,394,058)
Options written transactions	3,107,258
Foreign currency transactions	12,796,468

(5,836,259)

Net change in unrealized appreciation (depreciation) on:
Investments	(87,422,403)
Futures	(3,854,973)
Swap agreements	2,908,850
Options written	1,040,865
Foreign currencies	546,676

(86,780,985)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(92,617,244)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,385,254)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$84,231,990	$76,766,958
Net realized gain (loss) on investment and foreign currency transactions	(5,836,259)	39,025,668
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(86,780,985)	81,606,847

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,385,254)	197,399,473

FUND SHARE TRANSACTIONS:
Fund share sold [42,579,461 and 76,944,829 shares, respectively]	481,231,275	851,807,897
Fund share repurchased [94,010,641 and 23,575,096 shares, respectively]	(1,057,066,015)	(259,354,517)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(575,834,740)	592,453,380

TOTAL INCREASE (DECREASE) IN NET ASSETS	(584,219,994)	789,852,853
NET ASSETS:
Beginning of year	3,994,397,562	3,204,544,709

End of year	$3,410,177,568	$3,994,397,562

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 127.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.5%
AAR Corp.	17,500	$460,075
B/E Aerospace, Inc.	20,700	877,059
General Dynamics Corp.(u)	32,700	4,491,672
Huntington Ingalls Industries, Inc.(u)	28,300	3,589,855
Lockheed Martin Corp.(u)	24,000	5,211,600

		14,630,261

Air Freight & Logistics — 0.6%
FedEx Corp.(u)	25,400	3,784,346

Airlines — 1.4%
Alaska Air Group, Inc.(u)	30,600	2,463,606
Delta Air Lines, Inc.	17,800	902,282
Southwest Airlines Co.(u)	112,600	4,848,556

		8,214,444

Auto Components — 0.5%
Cooper Tire & Rubber Co.	15,500	586,675
Dana Holding Corp.	73,800	1,018,440
Visteon Corp.*	9,300	1,064,850

		2,669,965

Automobiles — 1.0%
Ford Motor Co.(u)	301,500	4,248,135
Thor Industries, Inc.	27,900	1,566,585

		5,814,720

Banks — 5.6%
Bank of America Corp.(u)	482,346	8,117,883
Citigroup, Inc.(u)	128,240	6,636,420
JPMorgan Chase & Co.(u)	115,876	7,651,292
PNC Financial Services Group, Inc. (The)	17,800	1,696,518
Regions Financial Corp.(u)	326,900	3,138,240
SunTrust Banks, Inc.(u)	86,200	3,692,808
Wells Fargo & Co.	28,101	1,527,570

		32,460,731

Beverages — 2.1%
Coca-Cola Co. (The)(u)	118,600	5,095,056
PepsiCo, Inc.(u)	74,000	7,394,080

		12,489,136

Biotechnology — 6.9%
AbbVie, Inc.	14,900	882,676
Alkermes PLC*	16,200	1,285,956
Amgen, Inc.(u)	43,100	6,996,423
Baxalta, Inc.	47,600	1,857,828
Biogen, Inc.*(u)	16,700	5,116,045
Celgene Corp.*(u)	49,200	5,892,192
Gilead Sciences, Inc.(u)	78,500	7,943,415
Halozyme Therapeutics, Inc.*	58,500	1,013,805
ImmunoGen, Inc.*	18,300	248,331
Ophthotech Corp.*	6,400	502,592
Regeneron Pharmaceuticals, Inc.*(u)	8,300	4,505,821
United Therapeutics Corp.*(u)	22,500	3,523,725
Vertex Pharmaceuticals, Inc.*	5,400	679,482

		40,448,291

Building Products — 1.2%
American Woodmark Corp.*	10,000	799,800
Armstrong World Industries, Inc.*	9,000	411,570

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products (continued)
Continental Building Products, Inc.*	64,900	$1,133,154
Masco Corp.(u)	116,600	3,299,780
Owens Corning	22,800	1,072,284

		6,716,588

Capital Markets — 1.4%
Franklin Resources, Inc.	30,700	1,130,374
Goldman Sachs Group, Inc. (The)(u)	29,200	5,262,716
Lazard Ltd. (Class A Stock)	30,300	1,363,803
Piper Jaffray Cos.*	15,100	610,040

		8,366,933

Chemicals — 2.3%
Cabot Corp.(u)	56,300	2,301,544
Koppers Holdings, Inc.*	16,100	293,825
LyondellBasell Industries NV (Class A Stock)(u)	49,600	4,310,240
Minerals Technologies, Inc.	14,500	664,970
Mosaic Co. (The)(u)	95,400	2,632,086
Westlake Chemical Corp.(u)	54,600	2,965,872

		13,168,537

Commercial Services & Supplies — 0.6%
Brink’s Co. (The)	9,900	285,714
Copart, Inc.*	21,800	828,618
Deluxe Corp.	25,700	1,401,678
Herman Miller, Inc.	9,700	278,390
Interface, Inc.	14,800	283,272
West Corp.	17,000	366,690

		3,444,362

Communications Equipment — 2.5%
Brocade Communications Systems, Inc.	131,500	1,207,170
Cisco Systems, Inc.(u)	262,900	7,139,050
F5 Networks, Inc.*	18,700	1,813,152
Juniper Networks, Inc.(u)	118,600	3,273,360
Polycom, Inc.*	107,800	1,357,202

		14,789,934

Construction & Engineering — 0.4%
Comfort Systems USA, Inc.	13,900	395,038
EMCOR Group, Inc.	17,100	821,484
KBR, Inc.	47,500	803,700
MasTec, Inc.*	30,000	521,400

		2,541,622

Construction Materials — 0.6%
Headwaters, Inc.*	78,400	1,322,608
Vulcan Materials Co.(u)	22,000	2,089,340

		3,411,948

Consumer Finance — 0.6%
Capital One Financial Corp.	5,600	404,208
Navient Corp.(u)	245,500	2,810,975
Nelnet, Inc. (Class A Stock)	15,600	523,692

		3,738,875

Containers & Packaging — 0.7%
Crown Holdings, Inc.*	13,500	684,450
International Paper Co.(u)	75,400	2,842,580

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging (continued)
Owens-Illinois, Inc.*	29,500	$513,890

		4,040,920

Distributors — 0.4%
Genuine Parts Co.(u)	27,600	2,370,564

Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc. (Class B Stock)*(u)	73,600	9,718,144
Intercontinental Exchange, Inc.	4,900	1,255,674
McGraw Hill Financial, Inc.	18,400	1,813,872
Morningstar, Inc.	3,800	305,558
Nasdaq, Inc.	20,800	1,209,936

		14,303,184

Diversified Telecommunication Services — 2.9%
AT&T, Inc.(u)	223,000	7,673,430
Inteliquent, Inc.	36,500	648,605
Verizon Communications, Inc.(u)	182,400	8,430,528

		16,752,563

Electric Utilities — 2.1%
Entergy Corp.	22,300	1,524,428
Exelon Corp.(u)	136,100	3,779,497
FirstEnergy Corp.(u)	103,800	3,293,574
PPL Corp.(u)	111,500	3,805,495

		12,402,994

Electrical Equipment — 1.0%
Acuity Brands, Inc.(u)	19,800	4,629,240
Babcock & Wilcox Enterprises, Inc.*	33,050	689,754
Regal-Beloit Corp.	10,600	620,312

		5,939,306

Electronic Equipment, Instruments & Components — 1.5%
Arrow Electronics, Inc.*	3,900	211,302
CDW Corp.(u)	91,700	3,855,068
ePlus, Inc.*	8,400	783,384
Ingram Micro, Inc. (Class A Stock)	54,600	1,658,748
Jabil Circuit, Inc.	46,200	1,075,998
Methode Electronics, Inc.	30,700	977,181
Sanmina Corp.*	13,700	281,946

		8,843,627

Energy Equipment & Services — 0.5%
Archrock, Inc.	47,600	357,952
Ensco PLC (Class A Stock)(u)	179,900	2,768,661

		3,126,613

Food & Staples Retailing — 1.9%
Fresh Market, Inc. (The)*	55,200	1,292,784
Ingles Markets, Inc. (Class A Stock)	9,900	436,392
Kroger Co. (The)(u)	130,600	5,462,998
Wal-Mart Stores, Inc.(u)	61,500	3,769,950

		10,962,124

Food Products — 2.1%
Archer-Daniels-Midland Co.(u)	101,000	3,704,680
Bunge Ltd.(u)	50,100	3,420,828
ConAgra Foods, Inc.(u)	75,800	3,195,728
Flowers Foods, Inc.	41,200	885,388

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Ingredion, Inc.	9,800	$939,232

		12,145,856

Gas Utilities — 0.5%
UGI Corp.(u)	79,600	2,687,296

Health Care Equipment & Supplies — 3.8%
Abbott Laboratories(u)	83,000	3,727,530
CR Bard, Inc.(u)	19,300	3,656,192
DENTSPLY International, Inc.	26,100	1,588,185
Edwards Lifesciences Corp.*(u)	54,000	4,264,920
Hologic, Inc.*	47,700	1,845,513
Livanova PLC (United Kingdom)*	11,000	653,070
Masimo Corp.*	46,700	1,938,517
Natus Medical, Inc.*	12,200	586,210
NxStage Medical, Inc.*	9,900	216,909
Stryker Corp.(u)	41,200	3,829,128

		22,306,174

Health Care Providers & Services — 3.4%
Aetna, Inc.(u)	43,000	4,649,160
AmerisourceBergen Corp.	13,300	1,379,343
Anthem, Inc.(u)	29,200	4,071,648
Cardinal Health, Inc.	10,000	892,700
Centene Corp.*	7,000	460,670
CIGNA Corp.	7,400	1,082,842
Express Scripts Holding Co.*(u)	24,400	2,132,804
McKesson Corp.(u)	22,700	4,477,121
UnitedHealth Group, Inc.	7,200	847,008

		19,993,296

Hotels, Restaurants & Leisure — 3.6%
Bloomin’ Brands, Inc.	53,800	908,682
Boyd Gaming Corp.*	66,000	1,311,420
Carnival Corp.	3,900	212,472
Chipotle Mexican Grill, Inc.*(u)	4,800	2,303,280
Denny’s Corp.*	62,300	612,409
DineEquity, Inc.	11,200	948,304
Extended Stay America, Inc.	90,500	1,438,950
Fiesta Restaurant Group, Inc.*	13,700	460,320
Jack in the Box, Inc.	21,500	1,649,265
Marriott Vacations Worldwide Corp.	22,100	1,258,595
McDonald’s Corp.(u)	53,800	6,355,932
Pinnacle Entertainment, Inc.*	17,100	532,152
Yum! Brands, Inc.(u)	39,900	2,914,695

		20,906,476

Household Durables — 0.8%
D.R. Horton, Inc.(u)	107,400	3,440,022
Flexsteel Industries, Inc.	4,200	185,556
La-Z-Boy, Inc.	20,900	510,378
Mohawk Industries, Inc.*	2,400	454,536

		4,590,492

Household Products — 1.8%
Colgate-Palmolive Co.	9,300	619,566
Kimberly-Clark Corp.(u)	36,900	4,697,370
Procter & Gamble Co. (The)(u)	65,000	5,161,650

		10,478,586

Independent Power & Renewable Electricity Producers — 1.0%
AES Corp. (The)	235,600	2,254,692

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
NRG Energy, Inc.(u)	313,300	$3,687,541
Talen Energy Corp.*	28,800	179,424

		6,121,657

Industrial Conglomerates — 2.0%
3M Co.(u)	34,500	5,197,080
Carlisle Cos., Inc.(u)	35,000	3,104,150
General Electric Co.(u)	75,269	2,344,629
Roper Technologies, Inc.	6,300	1,195,677

		11,841,536

Insurance — 2.6%
Aflac, Inc.(u)	59,200	3,546,080
Allstate Corp. (The)(u)	43,900	2,725,751
American Financial Group, Inc.(u)	36,500	2,630,920
Assurant, Inc.	7,300	587,942
Assured Guaranty Ltd.	20,600	544,458
Genworth Financial, Inc. (Class A Stock)*	247,300	922,429
Old Republic International Corp.(u)	124,400	2,317,572
Progressive Corp. (The)	10,400	330,720
Travelers Cos., Inc. (The)	4,700	530,442
Unum Group	23,200	772,328

		14,908,642

Internet & Catalog Retail — 1.9%
Amazon.com, Inc.*(u)	16,500	11,152,185

Internet Software & Services — 4.3%
Alphabet, Inc. (Class C Stock)*(u)	12,137	9,210,527
Alphabet, Inc. (Class A Stock)*(u)	8,100	6,301,881
eBay, Inc.*	71,500	1,964,820
Facebook, Inc. (Class A Stock)*(u)	40,300	4,217,798
j2 Global, Inc.	9,900	814,968
LogMeIn, Inc.*	31,400	2,106,940
RetailMeNot, Inc.*	25,700	254,944
Stamps.com, Inc.*	3,600	394,596

		25,266,474

IT Services — 3.9%
Black Knight Financial Services, Inc. (Class A Stock)*	15,900	525,654
Booz Allen Hamilton Holding Corp.	52,200	1,610,370
CACI International, Inc. (Class A Stock)*	2,700	250,506
Cognizant Technology Solutions Corp. (Class A Stock)*(u)	39,100	2,346,782
Computer Sciences Corp.	25,100	820,268
CSRA, Inc.	25,100	753,000
DST Systems, Inc.(u)	27,200	3,102,432
Euronet Worldwide, Inc.*	6,700	485,281
Fiserv, Inc.*	15,300	1,399,338
Genpact Ltd.*	32,500	811,850
International Business Machines Corp	10,400	1,431,248
Syntel, Inc.*	7,800	352,950
Total System Services, Inc.	20,000	996,000
Visa, Inc. (Class A Stock)(u)	97,600	7,568,880

		22,454,559

Leisure Products — 0.4%
Brunswick Corp.	44,100	2,227,491

Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.(u)	50,000	2,090,500

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Bruker Corp.*	10,500	$254,835
Thermo Fisher Scientific, Inc.(u)	34,500	4,893,825
VWR Corp.*	8,000	226,480

		7,465,640

Machinery — 1.0%
Blount International, Inc.*	30,800	302,148
Colfax Corp.*	7,800	182,130
Meritor, Inc.*	73,600	614,560
Rexnord Corp.*	34,300	621,516
Timken Co. (The)	15,900	454,581
Trinity Industries, Inc.(u)	122,400	2,940,048
Wabash National Corp.*	59,600	705,068

		5,820,051

Marine — 0.2%
Matson, Inc.	23,200	989,016

Media — 3.0%
Cinemark Holdings, Inc.(u)	77,900	2,604,197
Comcast Corp. (Class A Stock)(u)	62,000	3,498,660
Discovery Communications, Inc. (Class C Stock)*	47,600	1,200,472
DISH Network Corp. (Class A Stock)*	18,400	1,052,112
Interpublic Group of Cos., Inc. (The)	55,400	1,289,712
MSG Networks, Inc.*	20,700	430,560
News Corp. (Class A Stock)	106,600	1,424,176
News Corp.	16,200	226,152
Thomson Reuters Corp. (Canada)	46,100	1,744,885
Time, Inc.	51,300	803,871
Tribune Media Co. (Class A Stock)	30,100	1,017,681
Viacom, Inc. (Class B Stock)	27,800	1,144,248
Walt Disney Co. (The)	10,400	1,092,832

		17,529,558

Metals & Mining — 0.8%
Century Aluminum Co.*	110,800	489,736
Freeport-McMoRan, Inc.	190,700	1,291,039
Steel Dynamics, Inc.(u)	133,500	2,385,645
Worthington Industries, Inc.	18,200	548,548

		4,714,968

Multiline Retail — 1.2%
Burlington Stores, Inc.*	17,200	737,880
Dillard’s, Inc. (Class A Stock)	25,900	1,701,889
Macy’s, Inc.(u)	70,200	2,455,596
Target Corp.	28,600	2,076,646

		6,972,011

Multi-Utilities — 1.1%
DTE Energy Co.	14,500	1,162,755
Public Service Enterprise Group, Inc.(u)	92,200	3,567,218
Sempra Energy	20,300	1,908,403

		6,638,376

Oil, Gas & Consumable Fuels — 6.6%
Alon USA Energy, Inc.	34,500	511,980
Chevron Corp.(u)	26,446	2,379,082
Columbia Pipeline Group, Inc.	30,100	602,000
Delek US Holdings, Inc.	14,100	346,860
Exxon Mobil Corp.(u)	85,300	6,649,135
Hess Corp.(u)	61,700	2,991,216

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Hollyfrontier Corp.(u)	84,200	$3,358,738
Marathon Oil Corp.	79,000	994,610
Marathon Petroleum Corp.(u)	76,100	3,945,024
ONEOK, Inc.	54,300	1,339,038
Phillips 66(u)	58,500	4,785,300
Tesoro Corp.(u)	32,500	3,424,525
Valero Energy Corp.(u)	66,100	4,673,931
Western Refining, Inc.	53,500	1,905,670
World Fuel Services Corp.	7,400	284,604

		38,191,713

Paper & Forest Products — 0.2%
Boise Cascade Co.*	21,400	546,342
Schweitzer-Mauduit International, Inc.	10,800	453,492

		999,834

Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.(u)	91,000	6,259,890
Jazz Pharmaceuticals PLC*(u)	24,300	3,415,608
Johnson & Johnson(u)	74,700	7,673,184
Lannett Co., Inc.*	13,200	529,584
Mallinckrodt PLC*(u)	30,100	2,246,363
Merck & Co., Inc.(u)	126,000	6,655,320
Pfizer, Inc.(u)	260,805	8,418,785
Prestige Brands Holdings, Inc.*	7,000	360,360
Sucampo Pharmaceuticals, Inc. (Class A Stock)*(u)	128,600	2,223,494

		37,782,588

Professional Services — 0.9%
ManpowerGroup, Inc.	18,700	1,576,223
On Assignment, Inc.*	11,000	494,450
Robert Half International, Inc.(u)	62,900	2,965,106

		5,035,779

Real Estate Investment Trusts (REITs) — 4.5%
AG Mortgage Investment Trust, Inc.	15,600	200,304
American Assets Trust, Inc.	17,900	686,465
Annaly Capital Management, Inc.(u)	335,200	3,144,176
Apollo Residential Mortgage, Inc.	15,400	184,030
Ashford Hospitality Trust, Inc.	80,900	510,479
CBL & Associates Properties, Inc.	114,000	1,410,180
Chimera Investment Corp.	26,340	359,278
Franklin Street Properties Corp.	46,900	485,415
Geo Group, Inc. (The)(u)	80,900	2,338,819
Gramercy Property Trust	55,300	426,916
Hospitality Properties Trust(u)	93,100	2,434,565
Invesco Mortgage Capital, Inc.	89,300	1,106,427
Lexington Realty Trust	159,600	1,276,800
ProLogis, Inc.(u)	78,000	3,347,760
Ryman Hospitality Properties, Inc.	3,900	201,396
Sabra Health Care REIT, Inc.	40,400	817,292
Senior Housing Properties Trust	36,300	538,692
Simon Property Group, Inc.	10,900	2,119,396
Starwood Property Trust, Inc.(u)	131,700	2,707,752
Summit Hotel Properties, Inc.	24,400	291,580
WP Carey, Inc.	16,600	979,400
Xenia Hotels & Resorts, Inc.	31,000	475,230

		26,042,352

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development — 1.2%
CBRE Group, Inc. (Class A Stock)*(u)	70,600	$2,441,348
Jones Lang LaSalle, Inc.(u)	22,900	3,660,794
Marcus & Millichap, Inc.*	22,700	661,478
RMR Group, Inc. (The) (Class A Stock)*(u)	1,947	28,056

		6,791,676

Road & Rail — 0.3%
AMERCO	2,600	1,012,700
ArcBest Corp.	41,800	894,102

		1,906,802

Semiconductors & Semiconductor Equipment — 4.1%
Advanced Energy Industries, Inc.*	21,300	601,299
Amkor Technology, Inc.*	58,500	355,680
Cirrus Logic, Inc.*	26,300	776,639
Integrated Device Technology, Inc.*(u)	156,700	4,129,045
Intel Corp.(u)	216,780	7,468,071
Skyworks Solutions, Inc.	28,500	2,189,655
Teradyne, Inc.	78,300	1,618,461
Tessera Technologies, Inc.(u)	73,400	2,202,734
Texas Instruments, Inc.(u)	81,100	4,445,091

		23,786,675

Software — 7.6%
A10 Networks, Inc.*	32,700	214,512
CDK Global, Inc.	21,100	1,001,617
Citrix Systems, Inc.*(u)	43,500	3,290,775
Electronic Arts, Inc.*(u)	41,800	2,872,496
Intuit, Inc.(u)	37,800	3,647,700
Manhattan Associates, Inc.*(u)	56,700	3,751,839
Microsoft Corp.(u)	303,500	16,838,180
Nuance Communications, Inc.*(u)	118,000	2,347,020
Oracle Corp.(u)	124,700	4,555,291
Progress Software Corp.*	23,100	554,400
Symantec Corp.(u)	129,900	2,727,900
Synopsys, Inc.*	43,800	1,997,718
Xura, Inc.*	9,100	223,678

		44,023,126

Specialty Retail — 3.9%
Best Buy Co., Inc.	12,100	368,445
Cato Corp. (The) (Class A Stock)	5,200	191,464
Dick’s Sporting Goods, Inc.	34,700	1,226,645
Express, Inc.*	50,600	874,368
Foot Locker, Inc.	4,000	260,360
Gap, Inc. (The)	79,800	1,971,060
GNC Holdings, Inc. (Class A Stock)(u)	73,300	2,273,766
Home Depot, Inc. (The)(u)	24,400	3,226,900
Lowe’s Cos., Inc.	24,900	1,893,396
Murphy USA, Inc.*	11,300	686,362
Ross Stores, Inc.	28,600	1,538,966
Select Comfort Corp.*	8,100	173,421
Staples, Inc.(u)	247,200	2,340,984
TJX Cos., Inc. (The)(u)	45,400	3,219,314
Ulta Salon Cosmetics & Fragrance, Inc.*(u)	14,300	2,645,500

		22,890,951

Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.(u)	185,100	19,483,626
Hewlett Packard Enterprise Co.(u)	158,900	2,415,280

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	158,900	$1,881,376

		23,780,282

Textiles, Apparel & Luxury Goods — 1.5%
Carter’s, Inc.	22,900	2,038,787
Michael Kors Holdings Ltd.*(u)	62,900	2,519,774
NIKE, Inc. (Class B Stock)(u)	51,600	3,225,000
Oxford Industries, Inc.	9,500	606,290
Wolverine World Wide, Inc.	33,100	553,101

		8,942,952

Tobacco — 1.2%
Altria Group, Inc.(u)	121,800	7,089,978

Trading Companies & Distributors — 0.4%
WESCO International, Inc.*(u)	52,600	2,297,568

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	16,000	414,240

TOTAL LONG-TERM INVESTMENTS (cost $689,280,985)		742,619,444

SHORT-TERM INVESTMENTS — 2.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 2.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $12,117,581)(w)(Note 4)	12,117,581	12,117,581

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills (cost $999,638)
0.210%	03/03/16	1,000	999,824

TOTAL SHORT-TERM INVESTMENTS (cost $13,117,219)			13,117,405

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 129.7% (cost $702,398,204)			755,736,849

	Shares
SECURITIES SOLD SHORT(q) — (29.8)%
COMMON STOCKS
Aerospace & Defense — (0.3)%
Hexcel Corp.	32,600	(1,514,270)

Automobiles — (0.2)%
Tesla Motors, Inc.*	4,400	(1,056,044)

Banks — (0.3)%
Bank of The Ozarks, Inc.	16,900	(835,874)
BankUnited, Inc.	32,600	(1,175,556)

		(2,011,430)

Biotechnology — (2.7)%
Agios Pharmaceuticals, Inc.*	31,800	(2,064,456)

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Biotechnology (continued)
Alexion Pharmaceuticals, Inc.*	13,400	$(2,556,050)
AMAG Pharmaceuticals, Inc.*	17,300	(522,287)
Infinity Pharmaceuticals, Inc.*	31,600	(248,060)
Ironwood Pharmaceuticals, Inc.*	95,000	(1,101,050)
PTC Therapeutics, Inc.*	28,500	(923,400)
Seattle Genetics, Inc.*	127,300	(5,713,224)
TESARO, Inc.*	46,200	(2,417,184)

		(15,545,711)

Building Products — (0.2)%
Allegion PLC	9,600	(632,832)
Builders FirstSource, Inc.*	20,400	(226,032)
Trex Co., Inc.*	13,500	(513,540)

		(1,372,404)

Chemicals — (0.9)%
Albemarle Corp.	18,800	(1,052,988)
Balchem Corp.	14,800	(899,840)
International Flavors & Fragrances, Inc.	19,900	(2,380,836)
Platform Specialty Products Corp.*	71,900	(922,477)

		(5,256,141)

Commercial Services & Supplies — (0.5)%
Covanta Holding Corp.	87,100	(1,349,179)
Healthcare Services Group, Inc.	19,500	(679,965)
Mobile Mini, Inc.	11,600	(361,108)
Stericycle, Inc.*	2,400	(289,440)

		(2,679,692)

Communications Equipment — (0.5)%
Sonus Networks, Inc.*	38,200	(272,366)
ViaSat, Inc.*	38,400	(2,342,784)

		(2,615,150)

Construction & Engineering
Primoris Services Corp.	10,600	(233,518)

Consumer Finance — (0.1)%
LendingClub Corp.*	41,600	(459,680)

Containers & Packaging — (0.6)%
Ball Corp.	48,800	(3,549,224)

Diversified Consumer Services — (0.2)%
Houghton Mifflin Harcourt Co.*	61,900	(1,348,182)

Diversified Financial Services — (0.1)%
MarketAxess Holdings, Inc.	4,600	(513,314)

Electric Utilities — (0.5)%
Westar Energy, Inc.	73,300	(3,108,653)

Electronic Equipment, Instruments & Components — (1.1)%
FARO Technologies, Inc.*	20,800	(614,016)
FEI Co.	44,500	(3,550,655)
National Instruments Corp.	20,100	(576,669)
Zebra Technologies Corp. (Class A Stock)*	24,000	(1,671,600)

		(6,412,940)

Energy Equipment & Services — (0.3)%
Patterson-UTI Energy, Inc.	129,300	(1,949,844)

Food & Staples Retailing — (0.5)%
Sprouts Farmers Market, Inc.*	39,200	(1,042,328)

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Sysco Corp.	40,100	$(1,644,100)

		(2,686,428)

Food Products
TreeHouse Foods, Inc.*	3,200	(251,072)

Gas Utilities
Laclede Group, Inc. (The)	3,700	(219,817)

Health Care Equipment & Supplies — (1.0)%
DexCom, Inc.*	5,500	(450,450)
Endologix, Inc.*	73,600	(728,640)
IDEXX Laboratories, Inc.*	10,200	(743,784)
Nevro Corp.*	34,000	(2,295,340)
Wright Medical Group NV (Netherlands)*	38,400	(928,512)
Zeltiq Aesthetics, Inc.*	32,800	(935,784)

		(6,082,510)

Health Care Providers & Services — (1.2)%
Acadia Healthcare Co., Inc.*	36,300	(2,267,298)
Air Methods Corp.*	28,200	(1,182,426)
Diplomat Pharmacy, Inc.*	59,500	(2,036,090)
ExamWorks Group, Inc.*	45,100	(1,199,660)

		(6,685,474)

Health Care Technology — (0.1)%
Medidata Solutions, Inc.*	6,800	(335,172)

Hotels, Restaurants & Leisure — (0.9)%
ClubCorp Holdings, Inc.	25,800	(471,366)
Diamond Resorts International, Inc.*	35,600	(908,156)
Dunkin’ Brands Group, Inc.	31,600	(1,345,844)
Wynn Resorts Ltd.	40,000	(2,767,600)

		(5,492,966)

Household Products — (0.2)%
Energizer Holdings, Inc.	14,800	(504,088)
Spectrum Brands Holdings, Inc.	7,800	(794,040)

		(1,298,128)

Independent Power & Renewable Electricity Producers — (0.2)%
Pattern Energy Group, Inc.	35,000	(731,850)
TerraForm Power, Inc. (Class A Stock)*	25,000	(314,500)

		(1,046,350)

Insurance — (0.3)%
CNO Financial Group, Inc.	16,300	(311,167)
Mercury General Corp.	4,200	(195,594)
RenaissanceRe Holdings Ltd. (Bermuda)	10,300	(1,165,857)

		(1,672,618)

Internet Software & Services — (0.6)%
Demandware, Inc.*	25,400	(1,370,838)
Marketo, Inc.*	48,200	(1,383,822)
Pandora Media, Inc.*	75,300	(1,009,773)

		(3,764,433)

IT Services — (1.0)%
Acxiom Corp.*	21,300	(445,596)
Alliance Data Systems Corp.*	7,600	(2,101,932)
Blackhawk Network Holdings, Inc.*	15,900	(702,939)

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
IT Services (continued)
FleetCor Technologies, Inc.*	4,000	$(571,720)
PayPal Holdings, Inc.*	47,300	(1,712,260)

		(5,534,447)

Leisure Products — (1.0)%
Mattel, Inc.	212,500	(5,773,625)

Life Sciences Tools & Services — (0.2)%
Bio-Techne Corp.	11,700	(1,053,000)
Fluidigm Corp.*	34,700	(375,107)

		(1,428,107)

Machinery — (0.3)%
Chart Industries, Inc.*	8,400	(150,864)
Oshkosh Corp.	4,500	(175,680)
Pentair PLC	27,700	(1,371,981)

		(1,698,525)

Media — (0.5)%
IMAX Corp.*	9,300	(330,522)
Lions Gate Entertainment Corp.	61,300	(1,985,507)
Nexstar Broadcasting Group, Inc. (Class A Stock)	8,300	(487,210)

		(2,803,239)

Metals & Mining — (0.2)%
Allegheny Technologies, Inc.	74,000	(832,500)
Carpenter Technology Corp.	14,400	(435,888)

		(1,268,388)

Multiline Retail — (0.8)%
Dollar Tree, Inc.*	61,600	(4,756,752)

Multi-Utilities — (0.2)%
NorthWestern Corp.	19,100	(1,036,175)

Oil, Gas & Consumable Fuels — (1.1)%
Bonanza Creek Energy, Inc.*	61,100	(321,997)
Diamondback Energy, Inc.*	13,900	(929,910)
Memorial Resource Development Corp.*	28,800	(465,120)
Oasis Petroleum, Inc.*	29,300	(215,941)
Parsley Energy, Inc. (Class A Stock)*	20,800	(383,760)
PDC Energy, Inc.*	31,500	(1,681,470)
Pioneer Natural Resources Co.	16,400	(2,056,232)
Synergy Resources Corp.*	25,700	(218,964)

		(6,273,394)

Paper & Forest Products — (0.6)%
Louisiana-Pacific Corp.*	182,300	(3,283,223)

Pharmaceuticals — (1.9)%
Endo International PLC*	59,600	(3,648,712)
Medicines Co. (The)*	81,800	(3,054,412)
Nektar Therapeutics*	73,000	(1,230,050)
Pacira Pharmaceuticals, Inc.*	33,200	(2,549,428)
Sagent Pharmaceuticals, Inc.*	34,900	(555,259)

		(11,037,861)

Professional Services — (0.9)%
Advisory Board Co. (The)*	46,800	(2,321,748)
Nielsen Holdings PLC	24,500	(1,141,700)
Verisk Analytics, Inc.*	22,100	(1,699,048)

		(5,162,496)

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) — (0.7)%
Macerich Co. (The)	48,600	$(3,921,534)

Real Estate Management & Development — (0.3)%
Howard Hughes Corp. (The)*	15,500	(1,753,980)

Road & Rail — (0.3)%
Kansas City Southern	15,800	(1,179,786)
Knight Transportation, Inc.	22,200	(537,906)

		(1,717,692)

Semiconductors & Semiconductor Equipment — (1.9)%
Cavium, Inc.*	36,700	(2,411,557)
Cypress Semiconductor Corp.*	406,000	(3,982,860)
Diodes, Inc.*	7,700	(176,946)
M/A-COM Technology Solutions Holdings, Inc.*	23,300	(952,737)
Microchip Technology, Inc.	36,900	(1,717,326)
Synaptics, Inc.*	9,100	(731,094)
Ultratech, Inc.*	32,700	(648,114)
Veeco Instruments, Inc.*	32,800	(674,368)

		(11,295,002)

Software — (2.7)%
Autodesk, Inc.*	36,700	(2,236,131)
NetSuite, Inc.*	41,000	(3,469,420)
Proofpoint, Inc.*	45,800	(2,977,458)
ServiceNow, Inc.*	17,100	(1,480,176)
Splunk, Inc.*	94,700	(5,569,307)

		(15,732,492)

Specialty Retail — (0.7)%
Boot Barn Holdings, Inc.*	16,300	(200,327)
Monro Muffler Brake, Inc.	23,700	(1,569,414)
Restoration Hardware Holdings, Inc.*	31,600	(2,510,620)

		(4,280,361)

Technology Hardware, Storage & Peripherals — (0.1)%
Super Micro Computer, Inc.*	17,000	(416,670)

Textiles, Apparel & Luxury Goods — (0.4)%
Under Armour, Inc. (Class A Stock)*	31,000	(2,498,910)

Thrifts & Mortgage Finance
PHH Corp.*	11,900	(192,780)

Trading Companies & Distributors — (0.5)%
Fastenal Co.	52,900	(2,159,378)
MSC Industrial Direct Co., Inc. (Class A Stock)	12,500	(703,375)

		(2,862,753)

TOTAL SECURITIES SOLD SHORT (proceeds received $176,525,871)		(173,889,571)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.9% (cost $525,872,333)		581,847,278
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.1%		812,933

NET ASSETS — 100.0%		$582,660,211

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(q)	The aggregate value of securities sold short is $173,889,571. Deposit with BNP Paribas combined with securities segregated as collateral in an amount of $565,131,682, exceeds the value of securities sold short as of December 31, 2015. Securities sold short are subject to contractual netting arrangements.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales. The aggregate value of such securities is $564,969,253.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Long Positions:
117	S&P 500 E-Mini	Mar. 2016	$11,844,256	$11,907,090	$62,834
12	S&P Mid Cap 400 E-Mini	Mar. 2016	1,667,285	1,672,200	4,915

					$67,749

(1)	U.S. Treasury obligation with a market value of $999,824 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$14,630,261	$—	$—
Air Freight & Logistics	3,784,346	—	—
Airlines	8,214,444	—	—
Auto Components	2,669,965	—	—
Automobiles	5,814,720	—	—
Banks	32,460,731	—	—
Beverages	12,489,136	—	—
Biotechnology	40,448,291	—	—
Building Products	6,716,588	—	—
Capital Markets	8,366,933	—	—
Chemicals	13,168,537	—	—
Commercial Services & Supplies	3,444,362	—	—
Communications Equipment	14,789,934	—	—
Construction & Engineering	2,541,622	—	—
Construction Materials	3,411,948	—	—
Consumer Finance	3,738,875	—	—
Containers & Packaging	4,040,920	—	—
Distributors	2,370,564	—	—
Diversified Financial Services	14,303,184	—	—
Diversified Telecommunication Services	16,752,563	—	—
Electric Utilities	12,402,994	—	—
Electrical Equipment	5,939,306	—	—
Electronic Equipment, Instruments & Components	8,843,627	—	—
Energy Equipment & Services	3,126,613	—	—
Food & Staples Retailing	10,962,124	—	—
Food Products	12,145,856	—	—
Gas Utilities	2,687,296	—	—
Health Care Equipment & Supplies	22,306,174	—	—
Health Care Providers & Services	19,993,296	—	—
Hotels, Restaurants & Leisure	20,906,476	—	—
Household Durables	4,590,492	—	—
Household Products	10,478,586	—	—
Independent Power & Renewable Electricity Producers	6,121,657	—	—
Industrial Conglomerates	11,841,536	—	—
Insurance	14,908,642	—	—
Internet & Catalog Retail	11,152,185	—	—
Internet Software & Services	25,266,474	—	—
IT Services	22,454,559	—	—
Leisure Products	2,227,491	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Life Sciences Tools & Services	$7,465,640	$—	$—
Machinery	5,820,051	—	—
Marine	989,016	—	—
Media	17,529,558	—	—
Metals & Mining	4,714,968	—	—
Multiline Retail	6,972,011	—	—
Multi-Utilities	6,638,376	—	—
Oil, Gas & Consumable Fuels	38,191,713	—	—
Paper & Forest Products	999,834	—	—
Pharmaceuticals	37,782,588	—	—
Professional Services	5,035,779	—	—
Real Estate Investment Trusts (REITs)	26,042,352	—	—
Real Estate Management & Development	6,791,676	—	—
Road & Rail	1,906,802	—	—
Semiconductors & Semiconductor Equipment	23,786,675	—	—
Software	44,023,126	—	—
Specialty Retail	22,890,951	—	—
Technology Hardware, Storage & Peripherals	23,780,282	—	—
Textiles, Apparel & Luxury Goods	8,942,952	—	—
Tobacco	7,089,978	—	—
Trading Companies & Distributors	2,297,568	—	—
Wireless Telecommunication Services	414,240	—	—
Affiliated Money Market Mutual Fund	12,117,581	—	—
U.S. Treasury Obligation	—	999,824	—
Securities Sold Short—Common Stocks
Aerospace & Defense	(1,514,270)	—	—
Automobiles	(1,056,044)	—	—
Banks	(2,011,430)	—	—
Biotechnology	(15,545,711)	—	—
Building Products	(1,372,404)	—	—
Chemicals	(5,256,141)	—	—
Commercial Services & Supplies	(2,679,692)	—	—
Communications Equipment	(2,615,150)	—	—
Construction & Engineering	(233,518)	—	—
Consumer Finance	(459,680)	—	—
Containers & Packaging	(3,549,224)	—	—
Diversified Consumer Services	(1,348,182)	—	—
Diversified Financial Services	(513,314)	—	—
Electric Utilities	(3,108,653)	—	—
Electronic Equipment, Instruments & Components	(6,412,940)	—	—
Energy Equipment & Services	(1,949,844)	—	—
Food & Staples Retailing	(2,686,428)	—	—
Food Products	(251,072)	—	—
Gas Utilities	(219,817)	—	—
Health Care Equipment & Supplies	(6,082,510)	—	—
Health Care Providers & Services	(6,685,474)	—	—
Health Care Technology	(335,172)	—	—
Hotels, Restaurants & Leisure	(5,492,966)	—	—
Household Products	(1,298,128)	—	—
Independent Power & Renewable Electricity Producers	(1,046,350)	—	—
Insurance	(1,672,618)	—	—
Internet Software & Services	(3,764,433)	—	—
IT Services	(5,534,447)	—	—
Leisure Products	(5,773,625)	—	—
Life Sciences Tools & Services	(1,428,107)	—	—
Machinery	(1,698,525)	—	—
Media	(2,803,239)	—	—
Metals & Mining	(1,268,388)	—	—
Multiline Retail	(4,756,752)	—	—
Multi-Utilities	(1,036,175)	—	—
Oil, Gas & Consumable Fuels	(6,273,394)	—	—
Paper & Forest Products	(3,283,223)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Pharmaceuticals	$(11,037,861)	$—	$—
Professional Services	(5,162,496)	—	—
Real Estate Investment Trusts (REITs)	(3,921,534)	—	—
Real Estate Management & Development	(1,753,980)	—	—
Road & Rail	(1,717,692)	—	—
Semiconductors & Semiconductor Equipment	(11,295,002)	—	—
Software	(15,732,492)	—	—
Specialty Retail	(4,280,361)	—	—
Technology Hardware, Storage & Peripherals	(416,670)	—	—
Textiles, Apparel & Luxury Goods	(2,498,910)	—	—
Thrifts & Mortgage Finance	(192,780)	—	—
Trading Companies & Distributors	(2,862,753)	—	—
Other Financial Instruments*
Futures Contracts	67,749	—	—

Total	$580,915,203	$999,824	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Software	7.6%
Biotechnology	6.9
Oil, Gas & Consumable Fuels	6.6
Pharmaceuticals	6.5
Banks	5.6
Real Estate Investment Trusts (REITs)	4.5
Internet Software & Services	4.3
Semiconductors & Semiconductor Equipment	4.1
Technology Hardware, Storage & Peripherals	4.1
Specialty Retail	3.9
IT Services	3.9
Health Care Equipment & Supplies	3.8
Hotels, Restaurants & Leisure	3.6
Health Care Providers & Services	3.4
Media	3.0
Diversified Telecommunication Services	2.9
Insurance	2.6
Communications Equipment	2.5
Aerospace & Defense	2.5
Diversified Financial Services	2.5
Chemicals	2.3
Beverages	2.1
Electric Utilities	2.1
Food Products	2.1
Affiliated Money Market Mutual Fund	2.1
Industrial Conglomerates	2.0
Internet & Catalog Retail	1.9
Food & Staples Retailing	1.9
Household Products	1.8
Textiles, Apparel & Luxury Goods	1.5
Electronic Equipment, Instruments & Components	1.5
Capital Markets	1.4
Airlines	1.4
Life Sciences Tools & Services	1.3
Tobacco	1.2
Multiline Retail	1.2
Real Estate Management & Development	1.2

Building Products	1.1%
Multi-Utilities	1.1
Independent Power & Renewable Electricity Producers	1.0
Electrical Equipment	1.0
Machinery	1.0
Automobiles	1.0
Professional Services	0.9
Metals & Mining	0.8
Household Durables	0.8
Containers & Packaging	0.7
Air Freight & Logistics	0.6
Consumer Finance	0.6
Commercial Services & Supplies	0.6
Construction Materials	0.6
Energy Equipment & Services	0.5
Gas Utilities	0.5
Auto Components	0.5
Construction & Engineering	0.4
Distributors	0.4
Trading Companies & Distributors	0.4
Leisure Products	0.4
Road & Rail	0.3
Paper & Forest Products	0.2
U.S. Treasury Obligations	0.2
Marine	0.2
Wireless Telecommunication Services	0.1
Health Care Technology	(0.1)
Technology Hardware, Storage & Peripherals	(0.1)
Consumer Finance	(0.1)
Diversified Financial Services	(0.1)
Multi-Utilities	(0.2)
Independent Power & Renewable Electricity Producers	(0.2)
Automobiles	(0.2)
Metals & Mining	(0.2)
Household Products	(0.2)
Diversified Consumer Services	(0.2)
Building Products	(0.2)
Life Sciences Tools & Services	(0.2)
Aerospace & Defense	(0.3)
Insurance	(0.3)
Machinery	(0.3)
Road & Rail	(0.3)

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Industry table (con’t)
Real Estate Management & Development	(0.3)%
Energy Equipment & Services	(0.3)
Banks	(0.3)
Textiles, Apparel & Luxury Goods	(0.4)
Communications Equipment	(0.5)
Commercial Services & Supplies	(0.5)
Food & Staples Retailing	(0.5)
Media	(0.5)
Trading Companies & Distributors	(0.5)
Electric Utilities	(0.5)
Paper & Forest Products	(0.6)
Containers & Packaging	(0.6)
Internet Software & Services	(0.6)
Real Estate Investment Trusts (REITs)	(0.7)
Specialty Retail	(0.7)
Multiline Retail	(0.8)
Professional Services	(0.9)

Chemicals	(0.9)%
Hotels, Restaurants & Leisure	(0.9)
IT Services	(1.0)
Leisure Products	(1.0)
Health Care Equipment & Supplies	(1.0)
Oil, Gas & Consumable Fuels	(1.1)
Electronic Equipment, Instruments & Components	(1.1)
Health Care Providers & Services	(1.2)
Pharmaceuticals	(1.9)
Semiconductors & Semiconductor Equipment	(1.9)
Biotechnology	(2.7)
Software	(2.7)

99.9
Other assets in excess of liabilities	0.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$67,749	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$268,378

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(303,380)

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures contracts long position was $12,923,954.

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $690,280,623)	$743,619,268
Affiliated investments (cost $12,117,581)	12,117,581
Dividends and interest receivable	1,024,267
Receivable for fund share sold	188,816
Deposit with Broker for securities sold short	162,429
Tax reclaim receivable	1,831
Prepaid expenses	4,649

Total Assets	757,118,841

LIABILITIES:
Securities sold short, at value (proceeds received $176,525,871)	173,889,571
Advisory fees payable	203,538
Dividends payable on securities sold short	144,131
Due to broker-variation margin futures	127,920
Accrued expenses and other liabilities	76,468
Distribution fee payable	16,662
Affiliated transfer agent fee payable	340

Total Liabilities	174,458,630

NET ASSETS	$582,660,211

Net assets were comprised of:
Paid-in capital	$370,425,227
Retained earnings	212,234,984

Net assets, December 31, 2015	$582,660,211

Net asset value and redemption price per share, $582,660,211 / 26,773,794 outstanding shares of beneficial interest	$21.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $1,728 foreign withholding tax)	$15,554,540
Affiliated dividend income	22,872
Interest income	1,726

15,579,138

EXPENSES
Advisory fees	5,524,898
Distribution fee	1,060,822
Broker fees and expenses on short sales	1,546,836
Dividends on securities sold short	1,038,327
Custodian and accounting fees	122,000
Audit fee	38,000
Trustees’ fees	16,000
Legal fees and expenses	12,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	7,000
Loan interest expense	193
Miscellaneous	12,380

Total expenses	9,395,456

NET INVESTMENT INCOME	6,183,682

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	58,572,184
Futures transactions	268,378
Short sales transactions	855

58,841,417

Net change in unrealized appreciation (depreciation) on:
Investments	(57,575,374)
Futures	(303,380)
Short sales	9,483,287
Foreign currencies	(236)

(48,395,703)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .	10,445,714

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,629,396

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2015

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$15,537,796
Operating expenses paid	(6,801,331)
Dividends paid on securities sold short	(945,464)
Broker fees and expense on short sales	(1,546,836)
Purchases of long-term portfolio investments	(736,565,794)
Net purchases and sales of short-term portfolio investments	(232,500)
Proceeds from disposition of long-term portfolio investments	742,282,768
Net payments from cover of short sales	(283,338,911)
Net proceeds received from securities sold short	293,937,746
Net payment for futures transactions	(71,677)
Increase in deposit with broker	(95,422)
Increase in other assets	(1,775)
Net payment for foreign currency transactions	(236)

NET CASH USED FROM OPERATING ACTIVITIES	22,158,364

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from fund share sold	104,063,236
Payment of fund share repurchased	(126,221,600)

Proceeds from borrowings	—
NET CASH PROVIDED FROM FINANCING ACTIVITIES	(22,158,364)

Net change in cash	—
Cash at beginning of year	—

CASH AT END OF YEAR	$—

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH USED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,629,396

Increase in investments	16,048,071
Net realized gain on investment and foreign currency transactions	(58,841,417)
Increase in net unrealized depreciation on investments and foreign currency	48,395,703
Increase in deposit with broker	(95,422)
Increase in dividends and interest receivable	(41,342)
Increase in tax reclaim receivable	(1,224)
Increase in prepaid expenses	(551)
Decrease in advisory fees payable	(6,441)
Increase in dividends payable on securities sold short	92,863
Decrease due to broker-variation margin futures	(36,675)
Increase in accrued expenses and other liabilities	8,565
Increase in distribution fee payable	6,859
Decrease in affiliated transfer agent fee payable	(21)

Total adjustments	5,528,968

NET CASH PROVIDED FROM OPERATING ACTIVITIES	$22,158,364

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,183,682	$3,825,189
Net realized gain on investment transactions	58,841,417	65,350,090
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(48,395,703)	11,393,901

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,629,396	80,569,180

FUND SHARE TRANSACTIONS:
Fund share sold [4,688,952 and 5,527,683 shares, respectively].	101,790,224	111,302,236
Fund share repurchased [5,889,321 and 4,191,817 shares, respectively]	(126,220,527)	(81,235,600)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(24,430,303)	30,066,636

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,800,907)	110,635,816
NET ASSETS:
Beginning of year	590,461,118	479,825,302

End of year	$582,660,211	$590,461,118

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.3%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AB Global Bond Portfolio*	2,304,202	$23,226,355
AST AQR Emerging Markets Equity Portfolio*	159,322	1,335,115
AST AQR Large-Cap Portfolio*	8,260,267	111,926,620
AST Blackrock/Loomis Sayles Bond Portfolio*	768,248	9,633,834
AST Blackrock Low Duration Bond Portfolio*	577,420	5,999,389
AST Boston Partners Large-Cap Value Portfolio*	1,355,484	23,558,310
AST ClearBridge Dividend Growth Portfolio*	1,905,262	24,692,195
AST Goldman Sachs Global Income Portfolio*	1,524,165	15,455,038
AST Goldman Sachs Large-Cap Value Portfolio*	1,152,297	29,256,823
AST Goldman Sachs Mid-Cap Growth Portfolio*	511,163	3,731,493
AST Goldman Sachs Small-Cap Value Portfolio*	151,072	2,572,750
AST Goldman Sachs Strategic Income Portfolio*	1,007,925	9,625,686
AST Herndon Large-Cap Value Portfolio*	1,429,199	17,493,401
AST High Yield Portfolio*	1,342,901	10,904,357
AST International Growth Portfolio*	3,837,509	52,804,129
AST International Value Portfolio*	3,061,152	52,835,485
AST Jennison Large-Cap Growth Portfolio*	1,304,706	30,269,180
AST Large-Cap Value Portfolio*	1,418,296	29,543,096
AST Loomis Sayles Large-Cap Growth Portfolio*	1,025,751	36,434,682
AST Lord Abbett Core Fixed Income Portfolio*	811,120	9,668,555
AST MFS Growth Portfolio*	1,711,019	30,456,144
AST MFS Large-Cap Value Portfolio*	1,175,134	17,744,522
AST Mid-Cap Value Portfolio*	93,755	1,788,842
AST Money Market Portfolio*	1,048,688	1,048,688
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	69,695	1,808,584
AST Parametric Emerging Markets Equity Portfolio*	165,356	1,177,331
AST Prudential Core Bond Portfolio*	5,542,292	61,907,396
AST QMA Emerging Markets Equity Portfolio*	105,091	830,218

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST QMA International Core Equity Portfolio*	2,594,339	$26,436,313
AST QMA Large-Cap Portfolio*	8,096,363	111,891,739
AST Small-Cap Growth Opportunities Portfolio*	699,805	10,084,195
AST Small-Cap Growth Portfolio*	314,541	10,081,052
AST Small-Cap Value Portfolio*	968,352	19,996,462
AST T. Rowe Price Large-Cap Growth Portfolio*	1,002,217	24,524,240
AST T. Rowe Price Natural Resources Portfolio*	12,013	202,056
AST Wellington Global Bond Portfolio*	1,912,587	19,374,504
AST Western Asset Core Plus Bond Portfolio*	3,880,195	44,428,232
AST Western Asset Emerging Markets Debt Portfolio*	290,636	2,740,701

TOTAL AFFILIATED MUTUAL FUNDS (cost $862,425,947)(w)		887,487,712

SHORT-TERM INVESTMENT — 0.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $6,320,635)(w)(Note 4)	6,320,635	6,320,635

TOTAL INVESTMENTS — 100.0% (cost $868,746,582)		893,808,347
LIABILITIES IN EXCESS OF OTHER ASSETS		(10,065)

NET ASSETS — 100.0%		$893,798,282

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$887,487,712	$—	$—
Affiliated Money Market Mutual Fund	6,320,635	—	—

Total	$893,808,347	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST QUANTITATIVE MODELING PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type
Large/Mid-Cap Growth	39.1%
Core Bonds	15.8
Large/Mid-Cap Value	13.6
International Value	8.9
Global Bonds	6.5
International Growth	5.9
Large/Mid-Cap Blend	2.8
Small-Cap Value	2.5

Small-Cap Growth	2.2%
High Yield	1.2
Money Market	0.8
Emerging Markets	0.7

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $868,746,582)	$893,808,347
Receivable for fund share sold	904,356
Dividends receivable	1,331
Prepaid expenses	479

Total Assets	894,714,513

LIABILITIES:
Payable for investments purchased	809,851
Advisory fees payable	59,247
Accrued expenses and other liabilities	46,793
Affiliated transfer agent fee payable	340

Total Liabilities	916,231

NET ASSETS	$893,798,282

Net assets were comprised of:
Paid-in capital	$785,681,257
Retained earnings	108,117,025

Net assets, December 31, 2015	$893,798,282

Net asset value and redemption price per share, $893,798,282 / 67,234,265 outstanding shares of beneficial interest	$13.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Affiliated dividend income	$9,017

EXPENSES
Advisory fees	1,976,278
Custodian and accounting fees	64,000
Audit fee	22,000
Trustees’ fees	17,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Insurance expenses	1,000
Miscellaneous	10,435

Total expenses	2,112,713

NET INVESTMENT LOSS	(2,103,696)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on affiliated investment transactions	49,903,287
Net change in unrealized appreciation (depreciation) on affiliated investments	(50,204,490)

NET LOSS ON INVESTMENTS	(301,203)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,404,899)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(2,103,696)	$(1,503,300)
Net realized gain on investment transactions	49,903,287	13,403,253
Net change in unrealized appreciation (depreciation) on investments	(50,204,490)	23,058,763

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,404,899)	34,958,716

FUND SHARE TRANSACTIONS:
Fund share sold [18,820,452 and 15,723,066 shares, respectively]	254,094,056	201,282,789
Fund share repurchased [1,216,172 and 598,766 shares, respectively]	(16,429,528)	(7,692,198)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	237,664,528	193,590,591

TOTAL INCREASE IN NET ASSETS	235,259,629	228,549,307
NET ASSETS:
Beginning of year	658,538,653	429,989,346

End of year	$893,798,282	$658,538,653

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.3% ASSET-BACKED SECURITIES — 4.9%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Collateralized Loan Obligations — 0.2%
Community Funding CLO (Cayman Islands), Series 2015-1A, Class A, 144A	5.750%		11/01/27	8,220		$8,393,727

Non-Residential Mortgage-Backed Securities — 3.3%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A	1.112%	(c)	04/25/34	1,334		1,312,332
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	8,170		8,195,865
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class M	6.900%	(c)	04/10/28	1,321		1,354,689
Diamond Head Aviation Ltd. (Cayman Islands), Series 2015-1, Class B, 144A	5.920%		07/14/28	7,351		7,351,017
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 144A	2.322%	(c)	10/27/31	16,231		16,416,977
Earnest Student Loan Investment Trust, Series C, Class A	4.050%		05/25/39	6,470		6,453,640
Earnest Student Loan Investment Trust, Series D, Class A	4.050%		09/01/39	1,459		1,455,128
Greenpoint Manufactured Housing, Series 1999-2, Class A2	2.930%	(c)	03/18/29	2,375		2,098,921
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.270%		06/15/29	3,822		3,768,063
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2	3.557%	(c)	06/19/29	1,150		1,000,500
Greenpoint Manufactured Housing, Series 1999-4, Class A2	3.694%	(c)	02/20/30	900		783,000
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IA2	3.793%	(c)	02/20/32	1,275		1,171,394
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IIA2	3.693%	(c)	03/13/32	2,175		1,972,650
National Collegiate Student Loan Trust, Series 2006-3, Class A4	0.692%	(c)	03/26/29	10,500		9,619,257
Nelnet Student Loan Trust, Series 2005-4, Class A4R2	2.035%	(s)	03/22/32	6,700		6,259,361
Northstar Education Finance, Inc., Series 2007-1, Class A6, Revenue Bonds	1.448%	(s)	01/29/46	5,925		5,283,779
SLM Student Loan Trust, Series 2005-6, Class B	0.610%	(c)	01/25/44	2,405		1,966,084
SLM Student Loan Trust, Series 2007-7, Class B	1.070%	(c)	10/25/28	4,150		3,301,991
SLM Student Loan Trust, Series 2008-5, Class A4	2.020%	(c)	07/25/23	8,240		8,288,639
SMB Private Education Loan Trust, Series 2015-C, Class R, 144A	—%	(p)	09/18/46	63,950		8,825,100
Social Professional Loan Program LLC, Series 2015-C, Class R, 144A*	—%		08/25/36	—	(r)	8,312,500
South Carolina Student Loan Corp., Series 2010-1, Class A3, Revenue Bonds	1.326%	(c)	10/27/36	2,500		2,439,800
United States Small Business Administration, Series 2015-20D, Class 1	2.510%		04/01/35	1,283		1,278,156
United States Small Business Administration, Series 2015-20F, Class 1	2.980%		06/01/35	1,037		1,048,903

						109,957,746

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities — 1.4%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W8, Class A2	1.382%	(c)	05/25/34	6,878	$6,775,439
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1	0.912%	(c)	10/25/35	5,000	4,085,030
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD3, Class A3	0.992%	(c)	09/25/34	510	501,624
Citigroup Mortgage Loan Trust, Inc., Series 2005-SHL1, Class M1, 144A	1.172%	(c)	07/25/44	8,579	8,208,049
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	5.071%	(c)	04/25/35	3,541	3,428,329
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	0.752%	(c)	07/25/36	1,023	853,641
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	0.302%	(c)	11/15/36	196	169,175
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	0.305%	(c)	11/15/36	375	325,092
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1	5.803%	(c)	11/25/32	3,927	3,969,565
NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C	1.282%	(c)	12/25/33	976	916,713
RAMP Series Trust, Series 2006-RZ4, Class A3	0.692%	(c)	10/25/36	3,350	2,900,995
Renaissance Home Equity Loan Trust, Series 2005-3, Class AV3	0.802%	(c)	11/25/35	11,028	9,752,008
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	0.662%	(c)	11/25/36	3,210	1,406,169
Soundview Home Equity Loan Trust, Series 2004-WMC1, Class M1	1.172%	(c)	01/25/35	2,383	2,135,951

					45,427,780

TOTAL ASSET-BACKED SECURITIES (cost $161,891,579)					163,779,253

BANK LOANS(c) — 2.9%
Aerospace & Defense
Accudyne Industries LLC (Luxembourg), Refinancing Term Loan	4.000%		12/13/19	977	827,340
B/E Aerospace, Inc., Term Loan	4.000%		12/16/21	781	780,399

					1,607,739

Airlines — 0.1%
American Airlines, Inc., Term Loan	3.250%		06/27/20	2,358	2,323,894

Commercial Services & Supplies — 0.1%
ADS Waste Holdings, Inc., Initial Tranche Term Loan B-2	3.750%		10/09/19	618	600,532
Brickman Group Ltd. (The), Initial Term Loan, First Lien	4.000%		12/18/20	1,161	1,123,218
Monitronics International, Inc., Term Loan B	4.250%		03/23/18	1,332	1,288,237

					3,011,987

Construction & Engineering
American Builders & Contractors Supply Co., Inc., Term Loan B	3.500%		04/16/20	1,659	1,640,112

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services — 0.1%
Flying Fortress, Inc., New Loans	3.500%	04/30/20	1,490	$1,483,171
Nielsen Finance LLC, Dollar Term Loan B-2	3.287%	04/15/21	1,825	1,824,759

				3,307,930

Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, Tranche Term Loan B-2	3.750%	06/30/19	2,549	2,406,704
Telesat Canada, Inc. (Canada), U.S. Term Loan B-2	3.500%	03/08/19	1,448	1,425,187
Virgin Media Investment Holdings Ltd., F Facility	3.500%	06/30/23	3,623	3,539,991

				7,371,882

Electric Utilities
EFS Cogen Holdings I LLC, Term Advance B	3.750%	12/17/20	724	699,595

Energy Equipment & Services — 0.3%
Energy Future Intermediate Holding Co. LLC, Term Loan	4.250%	06/09/16	11,540	11,489,513

Food & Staples Retailing — 0.1%
Aramark Services, Inc., LC-2 Facility Deposits (Extending)	3.823%	07/26/16	76	74,577
Aramark Services, Inc., U.S. Term Loan F	3.250%	02/24/21	2,043	2,012,659

				2,087,236

Health Care Providers & Services — 0.3%
Air Medical Group Holdings, Inc., Initial Term Loan	4.500%	04/16/22	1,493	1,437,464
Envision Healthcare Corp., Term Loan	4.000%	05/25/18	1,181	1,173,462
MPH Acquisition Holdings LLC, Initial Term Loan	3.750%	03/31/21	3,179	3,088,798
Radnet Management, Inc., Tranche Term Loan B	4.250%	10/10/18	2,731	2,699,872
				8,399,596
Hotels, Restaurants & Leisure — 0.3%
Aristocrat International Pty Ltd. (Australia), Initial Term Loan	4.750%	10/20/21	394	391,616
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Initial Term Loan	3.500%	10/25/20	2,435	2,427,629
Landry’s, Inc., New Term Loan	4.000%	04/19/18	4,052	4,025,180
Restaurant Brands International, Term Loan B-2	3.750%	12/12/21	3,388	3,364,394
Station Casinos LLC, Term Loan B	4.250%	02/22/20	294	287,612

				10,496,431

IT Services — 0.1%
First Data Corp., Second New Term Loan B	3.918%	09/24/18	350	345,100
First Data Corp., Term Loan C-1	3.918%	03/24/18	3,509	3,457,453

				3,802,553

Life Sciences Tools & Services — 0.1%
Patheon Inc., Initial Dollar Term Loan	4.250%	03/11/21	3,225	3,103,142

Machinery — 0.1%
Gardner Denver, Inc., Initial Dollar Term Loan	4.250%	07/30/20	2,004	1,798,478

Media — 0.2%
CSC Holdings LLC, Term Loan B	2.924%	04/17/20	1,233	1,227,103

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

BANK LOANS(c) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Univision Communications, Inc., Incremental Term Loan	4.000%		03/01/20	526	$513,852
Univision Communications, Inc., Replacement First-Lien Term Loan	4.000%		03/01/20	3,955	3,866,679
Ziggo BV (Netherlands), B1 Facility	3.500%		01/15/22	1,002	971,277
Ziggo BV (Netherlands), B2 Facility	3.500%		01/15/22	646	625,909
Ziggo BV (Netherlands), B3 Facility	3.500%		01/15/22	1,062	1,029,397

					8,234,217

Metals & Mining — 0.1%
FMG Resources (August 2006) Pty Ltd., Loan	4.250%		06/30/19	2,859	2,125,133
Schaeffler AG, Facility B	4.250%		05/12/20	508	507,312

					2,632,445

Multiline Retail — 0.1%
Dollar Tree, Inc., Term Loan B-1	3.500%		07/06/22	2,625	2,613,815
Neiman Marcus Group, Inc. (The), Other Term Loan	4.250%		10/25/20	2,727	2,406,919

					5,020,734

Oil, Gas and Consumable Fuels — 0.1%
Murray Energy Corp., Term Loan B-2	7.500%		04/16/20	3,283	2,092,224

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International Inc., Tranche B Term Loan F-1	4.000%		03/13/22	2,819	2,711,823

Retail & Merchandising — 0.1%
J. Crew Group, Inc., Initial Loan	4.000%		03/05/21	489	315,333
Michaels Stores, Inc., Term Loan B	3.750%		01/28/20	1,901	1,878,910

					2,194,243

Specialty Retail — 0.4%
Academy Ltd., Initial Term Loan	5.000%		07/02/22	2,896	2,784,827
Party City Holdings Inc., Term Loan	4.250%		08/06/22	3,240	3,141,353
PetSmart, Inc., Tranche Term Loan B-1	4.250%		03/10/22	3,353	3,261,988
Staples, Inc., Term Loan B	3.500%		04/24/21	4,410	4,352,670

					13,540,838

TOTAL BANK LOANS (cost $101,832,799)					97,566,612

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.9%
Americold LLC Trust, Series 2010-ARTA, Class A2FX, 144A	4.954%		01/14/29	1,000	1,091,748
Bayview Commercial Asset Trust, Series 2006-4A, Class A1, 144A	0.652%	(c)	12/25/36	2,931	2,593,191
BBCCRE Trust, Series 2015-GTP, Class E, 144A	4.563%	(c)	08/10/33	5,190	4,547,904
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class AJ	5.273%		12/11/38	3,100	3,084,592
Carefree Portfolio Trust, Series 2014-CMZA, Class MZA, 144A	6.308%	(c)	11/15/19	1,000	985,002
CD Commercial Mortgage Securities Trust, Series 2006-CD2, Class AJ	5.454%	(c)	01/15/46	4,820	4,693,668
CD Commercial Mortgage Securities Trust, Series 2006-CD2, Class AM	5.415%	(c)	01/15/46	497	496,085

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E, 144A	3.331%	(c)	02/15/31	3,340	$3,326,208
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ	5.482%		10/15/49	6,110	6,016,278
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AJA	6.137%	(c)	12/10/49	1,630	1,452,411
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A3	2.822%		10/15/45	320	316,365
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class AM	4.300%		10/10/46	900	948,335
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class B	4.762%	(c)	10/10/46	390	413,179
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class C	5.084%	(c)	10/10/46	190	196,915
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class E, 144A	5.084%	(c)	10/10/46	490	417,438
Commercial Mortgage Pass-Through Certificates, Series 2013-SFS, Class A2, 144A	2.987%	(c)	04/12/35	1,650	1,640,187
Commercial Mortgage Pass-Through Certificates, Series 2014-CR17, Class XA, IO	1.349%	(c)	05/10/47	42,647	2,673,125
Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA, Class D, 144A	3.296%	(c)	06/15/34	4,760	4,690,970
Core Industrial Trust, Series 2015-TEXW, Class F, 144A	3.849%	(c)	02/10/34	4,660	4,181,938
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ	5.373%		12/15/39	2,790	2,711,907
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AM	5.604%	(c)	01/15/49	1,379	1,423,238
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM	5.869%	(c)	09/15/40	1,530	1,532,136
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class AJ	5.538%	(c)	09/15/39	1,530	1,481,791
Credit Suisse Mortgage Capital Certificates, Series 2015-TOWN, Class F, 144A	4.831%	(c)	03/15/17	4,010	3,954,913
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class F, 144A	3.500%		11/15/48	2,200	1,369,363
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class G, 144A	3.500%		11/15/48	1,000	499,916
CSMC Trust, Series 2014-TIKI, Class F, 144A	4.153%	(c)	09/15/38	6,200	6,091,308
CSMC Trust, Series 2014-USA, Class A2, 144A	3.953%		09/15/37	3,570	3,666,972
CSMC Trust, Series 2014-USA, Class F, 144A	4.373%		09/15/37	5,420	4,623,575
CSMC Trust, Series 2015-GLPA, Class A, 144A	3.881%		11/15/37	450	464,323
Equity Mortgage Trust, Series 2014-INNS, Class D, 144A	2.626%	(c)	05/08/31	2,940	2,888,339
Fannie Mae-Aces, Series 2012-M14, Class X1, IO	4.383%	(c)	02/25/17	16,174	413,714
Fannie Mae-Aces, Series 2014-M4, Class X2, IO	0.398%	(c)	03/25/24	108,627	1,918,990
Fannie Mae-Aces, Series 2015-M7, Class AB2	2.502%		12/25/24	630	614,769
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	1.166%	(c)	04/25/20	2,938	106,298
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO	1.631%	(c)	07/25/21	6,723	503,086
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO	1.553%	(c)	10/25/21	440	32,313
FREMF Mortgage Trust, Series 2012-K20, Class X2A, IO, 144A	0.200%		05/25/45	63,295	636,178
FREMF Mortgage Trust, Series 2014-KF04, Class B, 144A	3.000%	(c)	06/25/21	5,544	5,519,401

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GE Business Loan Trust, Series 2005-1A, Class A3, 144A	0.581%	(c)	06/15/33	3,103	$3,006,309
GE Business Loan Trust, Series 2006-1A, Class B, 144A	0.631%	(c)	05/15/34	6,638	6,093,522
GE Business Loan Trust, Series 2006-2A, Class A, 144A	0.511%	(c)	11/15/34	5,709	5,412,183
Government National Mortgage Assoc., Series 2013-85, Class IA, IO	0.754%	(c)	03/16/47	47,731	2,445,069
Government National Mortgage Assoc., Series 2014-88, Class IE, IO	0.411%	(c)	03/16/55	30,547	1,410,477
Government National Mortgage Assoc., Series 2015-67, Class A	2.500%		03/16/50	3,890	3,905,329
GS Mortgage Securities Corp. II, Series 2015-GC30, Class AS	3.777%		05/10/50	6,760	6,754,072
GS Mortgage Securities Corp. II, Series 2015-GC30, Class B	4.015%	(c)	05/10/50	4,210	4,093,648
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ	5.622%		11/10/39	2,701	2,680,300
GS Mortgage Securities Trust, Series 2007-GG10, Class AM	5.794%	(c)	08/10/45	14,180	13,958,399
GS Mortgage Securities Trust, Series 2013-GC14, Class F, 144A	4.769%	(c)	08/10/46	700	571,735
GS Mortgage Securities Trust, Series 2013-GC16, Class B	5.161%	(c)	11/10/46	1,210	1,307,731
GS Mortgage Securities Trust, Series 2015-GS1, Class E, 144A	4.423%	(c)	11/10/48	2,000	1,374,597
GS Mortgage Securities Trust, Series 2015-GS1, Class F, 144A	4.423%	(c)	11/10/48	1,100	623,823
Hyatt Hotel Portfolio Trust, Series 2014-HYMZ, Class M, 144A	6.556%	(c)	11/15/16	6,720	6,699,663
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class AJ	5.695%	(c)	02/12/49	1,390	1,296,517
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ	6.009%	(c)	02/15/51	840	847,975
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AJ	5.537%	(c)	12/12/44	2,937	2,909,980
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ	5.502%	(c)	06/12/47	9,160	8,531,193
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBMZ, Class M, 144A	6.556%	(c)	10/15/19	2,400	2,316,008
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class E, 144A	3.631%	(c)	08/15/27	570	572,604
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class C	5.081%	(c)	11/15/45	840	873,390
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B	4.887%	(c)	01/15/47	540	577,615
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class AS	3.914%	(c)	11/15/47	3,310	3,371,464
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class B	4.619%	(c)	08/15/48	4,900	4,916,215
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A2, 144A	2.729%	(c)	03/20/20	10,610	10,585,845
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A3, 144A	3.127%	(c)	04/20/23	10,542	10,584,623
Merrill Lynch Mortgage Trust, Series 2006-C2, Class AJ	5.802%	(c)	08/12/43	2,165	2,162,856

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ	6.193%	(c)	09/12/49	7,380	$7,351,170
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS	3.214%		02/15/46	352	349,167
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class C	4.243%	(c)	04/15/48	3,870	3,678,670
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class AJ	5.399%		12/15/43	3,605	3,110,094
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AJ	5.438%		03/15/44	6,790	6,734,510
Motel 6 Trust, Series 2015-MTL6, Class F, 144A	5.000%		02/05/30	7,200	6,776,701
Parklane Trust,	—%	(p)	10/25/25	24,000	23,997,120
PFP III Ltd. (Cayman Islands), Series 2014-1, Class D, 144A	4.445%	(c)	06/14/31	1,200	1,198,721
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ	5.825%	(c)	07/15/45	1,933	1,930,352
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class AMFL, 144A	0.551%	(c)	12/15/43	432	413,631
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AJ	5.660%	(c)	04/15/47	2,819	2,816,061
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B	4.299%	(c)	07/15/46	569	583,426
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class E, 144A	3.500%		07/15/46	590	419,162
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class E, 144A	3.250%		02/15/48	5,782	3,639,213
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class C	4.325%	(c)	11/15/47	3,570	3,430,772
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class XA, IO, 144A	1.524%	(c)	06/15/45	16,797	1,210,991
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class D, 144A	4.137%	(c)	05/15/45	3,755	3,430,392
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class D, 144A	3.999%	(c)	06/15/46	1,000	897,112
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class XA, IO	1.280%	(c)	03/15/47	11,955	795,021

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $271,521,720)					266,863,497

CORPORATE BONDS — 34.1%
Aerospace & Defense — 0.3%
Boeing Capital Corp., Sr. Unsec’d. Notes	4.700%		10/27/19	2,510	2,753,824
Boeing Co. (The), Sr. Unsec’d. Notes	4.875%		02/15/20	2,400	2,672,918
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.100%		01/15/23	820	819,458
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.550%		01/15/26	2,110	2,117,425
Raytheon Co., Sr. Unsec’d. Notes	3.125%		10/15/20	1,230	1,274,996
United Technologies Corp., Sr. Unsec’d. Notes	4.500%		06/01/42	1,950	1,963,724

					11,602,345

Agriculture — 1.2%
Altria Group, Inc., Gtd. Notes	2.850%		08/09/22	4,590	4,474,704
Altria Group, Inc., Gtd. Notes	5.375%		01/31/44	2,890	3,108,600
Altria Group, Inc., Gtd. Notes	9.250%		08/06/19	4,270	5,226,390
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	70	112,201
Altria Group, Inc., Gtd. Notes	10.200%		02/06/39	1,260	2,066,215
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	1,670	1,662,440

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Agriculture (continued)
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%		08/22/22	2,010	$1,969,412
Philip Morris International, Inc., Sr. Unsec’d. Notes(a)	2.900%		11/15/21	2,880	2,914,425
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%		03/20/42	2,230	2,213,099
Reynolds American, Inc., Gtd. Notes	3.250%		06/12/20	1,860	1,890,324
Reynolds American, Inc., Gtd. Notes	3.250%		11/01/22	1,330	1,315,065
Reynolds American, Inc., Gtd. Notes	3.750%		05/20/23	1,340	1,336,926
Reynolds American, Inc., Gtd. Notes(a)	5.850%		08/15/45	5,450	6,058,983
Reynolds American, Inc., Gtd. Notes	6.150%		09/15/43	1,390	1,576,823
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	2,470	2,906,491

					38,832,098

Airlines — 0.1%
Delta Air Lines 2007-1 Class A Pass-Through Trust, Series 071A, Pass-Through Certificates	6.821%		02/10/24	2,179	2,510,004
Delta Air Lines 2009-1 Class A Pass-Through Trust, Series A, Pass-Through Certificates	7.750%		06/17/21	922	1,034,594
UAL 2009-2A Pass-Through Trust, Series 09-2, Pass-Through Certificates	9.750%		07/15/18	619	653,214

					4,197,812

Auto Manufacturers — 0.8%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.625%		09/15/16	4,760	4,801,174
Ford Motor Co., Sr. Unsec’d. Notes(a)	4.750%		01/15/43	5,780	5,448,407
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.459%		03/27/20	200	193,898
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.200%		01/15/21	4,410	4,380,175
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.750%		02/01/21	700	773,343
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.875%		08/02/21	1,620	1,806,520
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	860	1,012,893
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	520	549,399
General Motors Financial Co., Inc., Gtd. Notes	2.750%		05/15/16	650	651,901
General Motors Financial Co., Inc., Gtd. Notes	3.250%		05/15/18	560	562,803
General Motors Financial Co., Inc., Gtd. Notes(a)	3.450%		04/10/22	460	441,259
General Motors Financial Co., Inc., Gtd. Notes	4.250%		05/15/23	200	197,828
General Motors Financial Co., Inc., Gtd. Notes	4.375%		09/25/21	1,680	1,703,609
Hyundai Capital America (South Korea), Sr. Unsec’d. Notes, 144A	2.125%		10/02/17	880	874,785
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	1.250%		10/05/17	3,780	3,768,898

					27,166,892

Auto Parts & Equipment — 0.1%
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.125%		11/15/23	1,760	1,804,000
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A	6.750%		11/15/22	2,010	2,160,750

					3,964,750

Banks — 9.8%
ABN AMRO Bank NV (Netherlands), Sub. Notes, 144A(a)	4.750%		07/28/25	2,240	2,232,608
Bank of America Corp., Jr. Sub. Notes	6.250%	(c)	09/29/49	5,500	5,513,750
Bank of America Corp., Sr. Unsec’d. Notes	2.600%		01/15/19	2,730	2,738,897
Bank of America Corp., Sr. Unsec’d. Notes	3.875%		03/22/17	4,080	4,169,205

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Bank of America Corp., Sr. Unsec’d. Notes	5.625%		07/01/20	520	$577,600
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,200	1,353,233
Bank of America Corp., Sr. Unsec’d. Notes	5.750%		12/01/17	490	524,178
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	5,400	5,315,355
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25	3,550	3,603,704
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	4,030	4,121,541
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	6,680	6,899,438
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.875%		04/01/44	6,800	7,041,087
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	3,300	3,605,415
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		01/21/44	6,530	6,815,296
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	1,640	1,763,505
Bank of America Corp., Sub. Notes	5.420%		03/15/17	1,500	1,561,340
Bank of America Corp., Sub. Notes	6.050%		05/16/16	320	325,277
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	4,410	4,375,505
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN	2.375%		09/14/17	2,300	2,327,322
BPCE SA (France), Sub. Notes, 144A	5.150%		07/21/24	1,490	1,502,522
CIT Group, Inc., Sr. Unsec’d. Notes	5.375%		05/15/20	410	429,475
CIT Group, Inc., Sr. Unsec’d. Notes(a)	5.000%		08/01/23	2,480	2,517,200
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	129	185,022
Citigroup, Inc., Jr. Sub. Notes(a)	5.900%	(c)	12/29/49	1,000	982,500
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	07/29/49	1,510	1,477,535
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49	7,430	7,151,375
Citigroup, Inc., Series D, Jr. Sub. Notes(a)	5.350%	(c)	04/29/49	1,760	1,667,600
Citigroup, Inc., Series M, Jr. Sub. Notes	6.300%	(c)	12/29/49	2,710	2,642,250
Citigroup, Inc., Sr. Unsec’d. Notes	4.650%		07/30/45	8,820	8,950,518
Citigroup, Inc., Sub. Notes	4.050%		07/30/22	300	306,860
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	4,750	4,797,538
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	3,440	3,417,224
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	580	603,302
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	8,330	9,042,165
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	1,189	1,351,798
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	5.000%		10/15/19	1,020	1,113,638
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Bank Gtd. Notes	4.375%		08/04/25	4,040	4,108,894
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Bank Gtd. Notes	5.250%		08/04/45	1,900	1,990,991
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	4.625%		12/01/23	5,490	5,721,376
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	5.750%		12/01/43	2,500	2,794,552
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Jr. Sub. Notes, 144A	11.000%	(c)	12/29/49	3,885	4,796,032
Credit Agricole SA (France), Jr. Sub. Notes, 144A	8.375%	(c)	10/29/49	5,040	5,644,800
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	4.875%		05/15/45	5,850	5,768,603
Goldman Sachs Capital II, Ltd. Gtd. Notes	4.000%	(c)	12/29/49	5,060	3,567,300
Goldman Sachs Group Inc. (The), Sr. Unsec’d. Notes	4.750%		10/21/45	2,180	2,165,562
Goldman Sachs Group Inc. (The), Sub. Notes	4.250%		10/21/25	2,190	2,173,262
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	2.900%		07/19/18	400	407,818
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.000%		03/03/24	2,610	2,678,852
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	1,310	1,448,362

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	4,520	$4,612,479
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	7,260	7,975,422
Goldman Sachs Group, Inc. (The), Series D, Sr. Unsec’d. Notes	6.000%		06/15/20	3,750	4,237,913
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18	320	347,493
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	8,170	9,745,192
Goldman Sachs Group, Inc. (The), Sub. Notes(a)	5.150%		05/22/45	2,850	2,768,450
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	640	748,119
HBOS PLC (United Kingdom), Sub. Notes, MTN, 144A	6.750%		05/21/18	220	239,944
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes	6.375%	(c)	12/29/49	3,400	3,357,500
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		03/14/24	2,700	2,709,790
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		08/18/25	4,600	4,565,072
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800%		09/25/23	3,150	3,422,381
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125%		01/15/16	1,000	1,000,499
Intesa Sanpaolo SpA (Italy), Sub. Notes, 144A	5.017%		06/26/24	6,710	6,601,627
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	1,300	1,307,504
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	90	95,476
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	630	670,467
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	1,530	1,633,091
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	1,040	1,121,750
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	5,220	5,130,305
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	10	9,946
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	2,580	2,573,834
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	4,390	4,389,157
JPMorgan Chase & Co., Sub. Notes	6.125%		06/27/17	1,960	2,075,591
Lloyds Banking Group PLC (United Kingdom), Sub. Notes(a)	4.500%		11/04/24	5,700	5,786,224
M&T Bank Corp., Jr. Sub. Notes	6.875%		12/29/49	5,830	5,830,000
Morgan Stanley, Sr. Unsec’d. Notes, MTN	4.750%		03/22/17	530	548,984
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.950%		12/28/17	5,200	5,591,700
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250%		09/21/22	800	819,496
Nordea Bank AB (Sweden), Sub. Notes, 144A(a)	4.875%		05/13/21	4,250	4,586,481
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	7.648%	(c)	08/29/49	420	520,275
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	6.400%		10/21/19	3,100	3,439,385
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes(a)	5.125%		05/28/24	6,030	6,109,325
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.000%		12/19/23	4,400	4,738,866
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.125%		12/15/22	1,560	1,698,369
Royal Bank of Scotland NV (Netherlands), Gtd. Notes	4.650%		06/04/18	1,150	1,185,721
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A(a)	5.700%		03/26/44	8,320	8,326,714
State Street Corp., Jr. Sub. Notes	4.956%		03/15/18	6,180	6,484,075
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	3.100%		01/14/16	730	730,387

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
UBS Group Funding Jersey Ltd (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25	2,850	$2,847,045
Wachovia Capital Trust III, Ltd. Gtd. Notes(a)	5.570%	(c)	03/29/49	9,260	8,919,695
Wachovia Corp., Gtd. Notes, MTN	5.750%		02/01/18	920	993,683
Wells Fargo & Co., Sr. Unsec’d. Notes	3.676%	(c)	06/15/16	2,120	2,146,498
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	4.600%		04/01/21	6,840	7,456,503
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44	1,431	1,589,696
Wells Fargo & Co., Sub. Notes, MTN	4.300%		07/22/27	8,270	8,448,086
Wells Fargo & Co., Sub. Notes, MTN	4.650%		11/04/44	4,030	3,920,698
Wells Fargo & Co., Sub. Notes, MTN	4.900%		11/17/45	2,220	2,239,798
Wells Fargo Bank NA, Sub. Notes	6.000%		11/15/17	4,670	5,036,716

					327,602,604

Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes(a)	2.500%		07/15/22	7,100	6,830,796
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	610	667,698
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375%		01/15/20	3,880	4,293,437
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	3,500	3,500,000
Diageo Capital PLC (United Kingdom), Gtd. Notes	4.828%		07/15/20	2,980	3,254,139
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.400%		10/01/17	1,630	1,623,591
Molson Coors Brewing Co., Gtd. Notes	3.500%		05/01/22	330	331,814
PepsiCo, Inc., Sr. Unsec’d. Notes	4.000%		03/05/42	710	685,366
PepsiCo, Inc., Sr. Unsec’d. Notes	7.900%		11/01/18	992	1,162,384
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	4.450%		01/15/22	6,580	6,821,374
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	5.500%		01/15/42	1,140	1,148,437

					30,319,036

Biotechnology — 0.8%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/22/24	920	919,657
Amgen, Inc., Sr. Unsec’d. Notes(a)	5.375%		05/15/43	630	669,319
Celgene Corp., Sr. Unsec’d. Notes	3.550%		08/15/22	2,290	2,312,261
Celgene Corp., Sr. Unsec’d. Notes	3.625%		05/15/24	510	501,586
Celgene Corp., Sr. Unsec’d. Notes(a)	3.875%		08/15/25	6,150	6,125,093
Celgene Corp., Sr. Unsec’d. Notes	5.000%		08/15/45	5,520	5,541,462
Celgene Corp., Sr. Unsec’d. Notes	5.250%		08/15/43	830	848,057
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%		03/01/26	2,410	2,430,434
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%		04/01/24	3,700	3,789,980
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%		02/01/45	760	743,405
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	4.750%		03/01/46	1,800	1,821,647

					25,702,901

Chemicals — 0.3%
Axiall Corp., Gtd. Notes	4.875%		05/15/23	250	225,000
Eagle Spinco, Inc., Gtd. Notes(a)	4.625%		02/15/21	4,780	4,397,600
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%		12/08/21	530	565,918
Hexion, Inc., Sr. Sec’d. Notes	6.625%		04/15/20	1,870	1,453,925
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	580	617,003
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%		04/15/24	780	859,314
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21	980	1,100,033

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals (continued)
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	4.500%		10/22/25	2,490	$2,316,019

					11,534,812

Coal
Arch Coal, Inc., Gtd. Notes(i)	7.000%		06/15/19	3,140	23,550
Murray Energy Corp., Sec’d. Notes, 144A	11.250%		04/15/21	2,800	511,000

					534,550

Commercial Services — 0.1%
Catholic Health Initiatives, Sec’d. Notes	4.350%		11/01/42	440	411,536
UBM PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	5.750%		11/03/20	1,850	1,977,162
United Rentals North America, Inc., Gtd. Notes(a)	5.500%		07/15/25	810	785,700
United Rentals North America, Inc., Gtd. Notes(a)	7.375%		05/15/20	570	601,350

					3,775,748

Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	3.512%	(c)	12/15/19	3,460	3,382,150
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes	6.875%		02/15/21	1,545	1,591,350
WestRock RKT Co., Gtd. Notes	3.500%		03/01/20	690	696,917
WestRock RKT Co., Gtd. Notes	4.000%		03/01/23	470	471,592

					6,142,009

Diversified Financial Services — 2.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (IR), Gtd. Notes	3.750%		05/15/19	2,760	2,756,550
Ally Financial, Inc., Gtd. Notes	7.500%		09/15/20	4,072	4,606,450
American Express Co., Sub. Notes	6.800%	(c)	09/01/66	4,810	4,846,075
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	6.400%		10/02/17	3,210	3,456,936
Countrywide Financial Corp., Sub. Notes	6.250%		05/15/16	340	345,731
GE Capital International Funding Co., Gtd. Notes, 144A	2.342%		11/15/20	10,358	10,271,614
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35	6,789	6,928,052
General Electric Capital Corp., Gtd. Notes	5.300%		02/11/21	1,051	1,185,129
General Electric Capital Corp., Gtd. Notes, MTN	4.375%		09/16/20	682	740,363
General Electric Capital Corp., Gtd. Notes, MTN	4.625%		01/07/21	1,813	1,991,356
General Electric Capital Corp., Gtd. Notes, MTN	4.650%		10/17/21	98	108,502
General Electric Capital Corp., Gtd. Notes, MTN	5.875%		01/14/38	540	660,723
General Electric Capital Corp., Gtd. Notes, MTN	6.375%	(c)	11/15/67	3,570	3,728,151
General Electric Capital Corp., Gtd. Notes, MTN	6.875%		01/10/39	2,197	2,994,669
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21	4,330	4,969,437
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.750%		09/01/16	5,630	5,784,825
KKR Group Finance Co. II LLC, Gtd. Notes, 144A	5.500%		02/01/43	360	375,320
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%		03/25/20	1,920	1,896,960
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%		05/01/25	1,140	1,085,850
Visa, Inc., Sr. Unsec’d. Notes	3.150%		12/14/25	6,850	6,858,467
Visa, Inc., Sr. Unsec’d. Notes	4.300%		12/14/45	1,340	1,359,509

					66,950,669

Electric — 1.4%
AES Corp. (The), Sr. Unsec’d. Notes	7.375%		07/01/21	2,361	2,408,220

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
AES Corp. (The), Sr. Unsec’d. Notes(a)	8.000%	06/01/20	1,679	$1,846,900
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.500%	09/15/37	3,060	3,724,103
Calpine Corp., Sr. Sec’d. Notes, 144A(a)	5.875%	01/15/24	1,820	1,865,500
Dominion Resources, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	820	985,812
Duke Energy Progress, Inc., First Mortgage	2.800%	05/15/22	1,490	1,491,141
FirstEnergy Corp., Series A, Sr. Unsec’d. Notes	2.750%	03/15/18	1,070	1,074,870
FirstEnergy Corp., Series B, Sr. Unsec’d. Notes	4.250%	03/15/23	4,140	4,211,999
FirstEnergy Corp., Series C, Sr. Unsec’d. Notes	7.375%	11/15/31	12,660	15,419,665
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	01/20/20	330	369,186
Miran Mid-Atlantic Pass-Through Trust, Series C, Pass-Through Certificates	10.060%	12/30/28	4,833	4,687,525
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.800%	03/01/37	2,770	3,220,646
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	1,780	2,097,267
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	8.250%	10/15/18	930	1,080,907
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400%	01/15/21	1,520	1,607,731

				46,091,472

Electronics — 0.1%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes(a)	3.600%	08/15/21	1,330	1,350,539
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	5.300%	02/01/44	400	427,406

				1,777,945

Engineering & Construction
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	4.375%	05/08/42	420	416,878

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	3.500%	05/15/24	1,630	1,643,068
Waste Management, Inc., Gtd. Notes	4.600%	03/01/21	540	582,434

				2,225,502

Exploration & Production
Whiting Petroleum Corp., Gtd. Notes	5.000%	03/15/19	320	241,600

Foods — 0.6%
Kraft Foods Group, Inc., Gtd. Notes(a)	3.500%	06/06/22	1,710	1,728,718
Kraft Foods Group, Inc., Gtd. Notes	5.375%	02/10/20	3,747	4,102,744
Kraft Heinz Foods Co., Gtd. Notes, 144A	3.950%	07/15/25	1,780	1,796,572
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000%	07/15/35	1,620	1,659,721
Kraft Heinz Foods Co., Gtd. Notes, 144A(a)	5.200%	07/15/45	1,050	1,097,153
Kraft Heinz Foods Co., Sec’d. Notes, 144A	4.875%	02/15/25	526	559,125
Kroger Co. (The), Gtd. Notes	6.900%	04/15/38	520	642,488
Kroger Co. (The), Sr. Unsec’d. Notes	3.300%	01/15/21	900	913,682
Mondelez International, Inc., Sr. Unsec’d. Notes	4.000%	02/01/24	4,200	4,329,339
Tyson Foods, Inc., Gtd. Notes	5.150%	08/15/44	700	730,941
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.400%	10/21/18	480	481,281
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.900%	10/21/19	1,710	1,725,824
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%	10/21/20	690	703,441

				20,471,029

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	4.500%	08/01/24	500	495,186

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Forest Products & Paper (continued)
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	4.750%	01/11/22	2,025	$2,061,009

				2,556,195

Healthcare-Products — 0.5%
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734%	12/15/24	1,980	1,996,880
Becton Dickinson and Co., Sr. Unsec’d. Notes	4.685%	12/15/44	750	756,683
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,, Gtd. Notes, 144A	5.625%	10/15/23	130	123,500
Medtronic, Inc., Gtd. Notes	3.125%	03/15/22	350	353,542
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	7,120	7,178,170
Medtronic, Inc., Gtd. Notes	4.450%	03/15/20	1,350	1,453,677
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	4.450%	08/15/45	3,780	3,476,167

				15,338,619

Healthcare-Services — 0.9%
Anthem, Inc., Sr. Unsec’d. Notes	3.125%	05/15/22	3,000	2,944,293
Anthem, Inc., Sr. Unsec’d. Notes	7.000%	02/15/19	735	825,707
DaVita HealthCare Partners, Inc., Gtd. Notes	5.000%	05/01/25	3,510	3,387,150
DaVita HealthCare Partners, Inc., Gtd. Notes	5.125%	07/15/24	2,630	2,630,000
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	250	252,500
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	2,100	2,247,000
HCA, Inc., Gtd. Notes	5.875%	02/15/26	800	803,000
HCA, Inc., Gtd. Notes	7.500%	02/15/22	2,540	2,813,050
HCA, Inc., Sr. Sec’d. Notes	4.250%	10/15/19	550	561,000
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	1,050	1,057,875
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	1,170	1,234,350
Humana, Inc., Sr. Unsec’d. Notes	3.150%	12/01/22	1,250	1,215,103
Humana, Inc., Sr. Unsec’d. Notes	4.625%	12/01/42	670	629,629
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	6.750%	06/15/23	960	890,400
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22	1,900	1,895,250
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.625%	03/15/19	10	9,888
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.375%	11/15/21	670	692,519
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	780	804,083
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.750%	07/15/45	1,330	1,400,876
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.700%	10/15/40	1,500	1,742,340
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%	02/15/18	1,420	1,544,410
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.875%	02/15/38	250	326,971

				29,907,394

Home Builders — 0.1%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%	04/15/21	1,730	1,730,000

Household Products/Wares
Spectrum Brands, Inc., Gtd. Notes, 144A	5.750%	07/15/25	810	830,250

Insurance — 0.5%
ACE INA Holdings, Inc., Gtd. Notes	2.300%	11/03/20	870	863,744
ACE INA Holdings, Inc., Gtd. Notes(a)	3.350%	05/03/26	1,170	1,166,415
American International Group, Inc., Jr. Sub. Notes	6.250%	03/15/87	636	694,830
American International Group, Inc., Sr. Unsec’d. Notes(a)	3.750%	07/10/25	2,730	2,705,594

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
MetLife, Inc., Jr. Sub. Notes	6.400%	12/15/66	4,400	$4,807,000
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	1,750	1,915,429
MetLife, Inc., Sr. Unsec’d. Notes	5.875%	02/06/41	1,220	1,432,890
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	2,900	2,929,249
Voya Financial, Inc., Gtd. Notes	2.900%	02/15/18	440	444,756

				16,959,907

Internet — 0.2%
Amazon.com, Inc., Sr. Unsec’d. Notes(a)	4.950%	12/05/44	4,080	4,344,943
Netflix, Inc., Sr. Unsec’d. Notes, 144A(a)	5.500%	02/15/22	120	123,000
Netflix, Inc., Sr. Unsec’d. Notes, 144A	5.875%	02/15/25	680	697,000

				5,164,943

Iron/Steel — 0.2%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	6.125%	06/01/25	1,420	1,033,050
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	6.500%	03/01/21	790	635,863
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	7.250%	02/25/22	740	595,700
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	8.000%	10/15/39	690	470,925
Vale Overseas Ltd. (Brazil), Gtd. Notes(a)	6.875%	11/21/36	4,540	3,173,642

				5,909,180

Leisure Time
NCL Corp. Ltd. (Bangladesh), Sr. Unsec’d. Notes, 144A	4.625%	11/15/20	710	695,246
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	5.250%	11/15/19	880	899,254

				1,594,500

Lodging — 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	5.625%	10/15/21	3,380	3,502,525

Machinery-Diversified
John Deere Capital Corp., Sr. Unsec’d. Notes	1.700%	01/15/20	510	496,902
John Deere Capital Corp., Sr. Unsec’d. Notes	2.250%	04/17/19	140	140,607
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	5.350%	04/03/18	900	971,976

				1,609,485

Media — 1.9%
21st Century Fox America, Inc., Gtd. Notes	4.500%	02/15/21	590	634,859
21st Century Fox America, Inc., Gtd. Notes	6.750%	01/09/38	250	284,166
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	365	431,642
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A(a)	6.625%	02/15/23	3,835	3,787,063
CCO Holdings LLC / CCO Holdings Capital Corp., Gtd. Notes, 144A	5.375%	05/01/25	150	149,250
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	4.464%	07/23/22	2,530	2,521,170
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%	10/23/35	130	131,343
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%	10/23/45	3,710	3,716,081
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%	11/15/22	80	110,451
Comcast Corp., Gtd. Notes	3.375%	02/15/25	790	797,285

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Comcast Corp., Gtd. Notes(a)	3.375%		08/15/25	1,610	$1,629,919
Comcast Corp., Gtd. Notes	4.200%		08/15/34	190	188,212
Comcast Corp., Gtd. Notes	4.250%		01/15/33	530	520,791
Comcast Corp., Gtd. Notes	5.650%		06/15/35	310	360,769
Comcast Corp., Gtd. Notes	5.875%		02/15/18	2,500	2,722,923
Comcast Corp., Gtd. Notes	6.400%		03/01/40	1,470	1,824,446
Comcast Corp., Gtd. Notes	6.550%		07/01/39	1,080	1,360,215
Comcast Corp., Gtd. Notes(a)	6.950%		08/15/37	1,560	2,035,616
COX Communications, Inc., Sr. Unsec’d. Notes, 144A	4.700%		12/15/42	40	30,357
CSC Holdings LLC, Sr. Unsec’d. Notes(a)	6.750%		11/15/21	2,098	2,061,285
DISH DBS Corp., Gtd. Notes	5.125%		05/01/20	410	405,900
DISH DBS Corp., Gtd. Notes(a)	5.875%		07/15/22	2,270	2,116,775
DISH DBS Corp., Gtd. Notes	5.875%		11/15/24	5,115	4,552,350
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%		04/15/19	2,770	2,768,272
NBCUniversal Media LLC, Gtd. Notes	4.375%		04/01/21	760	825,535
Numericable-SFR (France), Sr. Sec’d. Notes, 144A	6.000%		05/15/22	3,710	3,598,700
Numericable-SFR (France), Sr. Sec’d. Notes, 144A	6.250%		05/15/24	720	694,800
Time Warner Cable, Inc., Gtd. Notes	4.125%		02/15/21	2,445	2,496,531
Time Warner Cable, Inc., Gtd. Notes	5.000%		02/01/20	830	878,606
Time Warner Cable, Inc., Gtd. Notes	5.500%		09/01/41	260	234,948
Time Warner Cable, Inc., Gtd. Notes	5.875%		11/15/40	1,890	1,791,089
Time Warner Cable, Inc., Gtd. Notes	6.550%		05/01/37	440	445,274
Time Warner Cable, Inc., Gtd. Notes	7.300%		07/01/38	1,100	1,192,574
Time Warner Cable, Inc., Gtd. Notes	8.250%		04/01/19	2,680	3,077,444
Time Warner Entertainment Co. LP, Gtd. Notes	8.375%		07/15/33	630	743,217
Time Warner, Inc., Gtd. Notes	4.700%		01/15/21	1,390	1,496,001
Time Warner, Inc., Gtd. Notes	4.750%		03/29/21	710	763,173
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	1,570	1,743,600
Time Warner, Inc., Gtd. Notes	7.700%		05/01/32	5,660	7,064,597
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%		09/15/22	2,028	2,101,515
Viacom, Inc., Sr. Unsec’d. Notes	3.875%		04/01/24	670	627,819
Viacom, Inc., Sr. Unsec’d. Notes	4.250%		09/01/23	560	541,398

					65,457,961

Mining — 1.2%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	4.100%		05/01/23	994	852,713
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	6.950%		04/01/19	1,738	1,778,141
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400%		05/30/21	1,010	906,910
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.250%		11/21/21	1,150	1,080,197
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	1,850	1,662,787
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	6.500%		04/01/19	5,340	5,882,229
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.750%	(c)	10/19/75	4,770	4,603,050
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A(a)	9.750%		03/01/22	2,570	2,351,550
Freeport-McMoRan, Inc., Gtd. Notes(a)	4.000%		11/14/21	1,200	720,000
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A(a)	2.700%		10/25/17	8,340	7,631,100

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Mining (continued)
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A	2.500%	01/15/19	1,100	$918,500
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A(a)	2.875%	04/16/20	3,140	2,449,200
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%	09/20/21	2,480	2,410,642
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	6.500%	07/15/18	490	530,856
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	9.000%	05/01/19	470	548,683
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	2.250%	12/14/18	920	897,057
Southern Copper Corp., Sr. Unsec’d. Notes	5.250%	11/08/42	6,540	4,720,108

				39,943,723

Miscellaneous Manufacturing — 0.3%
Eaton Corp., Gtd. Notes	1.500%	11/02/17	850	844,634
Eaton Corp., Gtd. Notes	2.750%	11/02/22	5,750	5,563,942
Eaton Corp., Gtd. Notes	4.150%	11/02/42	1,990	1,835,029
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44	1,200	1,234,958

				9,478,563

Oil & Gas — 3.1%
Anadarko Finance Co., Series B, Gtd. Notes	7.500%	05/01/31	190	201,902
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%	09/15/17	4,860	5,096,303
Antero Resources Finance Corp., Gtd. Notes(a)	5.375%	11/01/21	1,160	928,000
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	1,524	1,451,517
Apache Corp., Sr. Unsec’d. Notes	5.100%	09/01/40	2,490	2,128,487
Apache Corp., Sr. Unsec’d. Notes	6.000%	01/15/37	1,040	1,004,468
Atwood Oceanics, Inc., Sr. Unsec’d. Notes	6.500%	02/01/20	1,010	540,350
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.506%	03/17/25	720	697,247
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.561%	11/01/21	170	173,404
California Resources Corp., Gtd. Notes(a)	6.000%	11/15/24	3,230	985,150
Chesapeake Energy Corp., Gtd. Notes	6.125%	02/15/21	3,260	919,320
Chesapeake Energy Corp., Gtd. Notes	6.875%	11/15/20	140	39,900
CNOOC Finance 2015 USA LLC (China), Gtd. Notes	3.500%	05/05/25	8,500	8,090,691
Concho Resources, Inc., Gtd. Notes	5.500%	10/01/22	10	9,100
Concho Resources, Inc., Gtd. Notes(a)	5.500%	04/01/23	630	582,750
Concho Resources, Inc., Gtd. Notes	6.500%	01/15/22	1,812	1,739,520
ConocoPhillips, Gtd. Notes	6.000%	01/15/20	570	635,040
Continental Resources, Inc., Gtd. Notes	4.500%	04/15/23	690	495,737
Continental Resources, Inc., Gtd. Notes(a)	5.000%	09/15/22	340	250,750
Devon Energy Corp., Sr. Unsec’d. Notes	2.250%	12/15/18	1,200	1,095,196
Devon Energy Corp., Sr. Unsec’d. Notes(a)	3.250%	05/15/22	2,990	2,541,611
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.000%	06/15/45	2,790	2,114,549
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	140	105,816
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.850%	12/15/25	2,520	2,450,811
Devon Energy Corp., Sr. Unsec’d. Notes	6.300%	01/15/19	180	185,454
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%	04/15/32	640	661,347
Devon Financing Corp. LLC, Gtd. Notes	7.875%	09/30/31	20	20,513
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.375%	06/26/26	4,100	3,495,250
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes(a)	5.875%	05/28/45	3,320	2,357,200
Ensco PLC (EN), Sr. Unsec’d. Notes	5.200%	03/15/25	50	35,584
Ensco PLC, Sr. Unsec’d. Notes(a)	4.700%	03/15/21	1,270	1,022,577

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Hess Corp., Sr. Unsec’d. Notes	8.125%	02/15/19	2,550	$2,890,109
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	1,420	1,531,998
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	1,050	847,053
Noble Energy, Inc., Sr. Unsec’d. Notes	8.250%	03/01/19	4,260	4,764,363
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.125%	02/15/22	540	527,997
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.625%	06/15/45	1,870	1,813,876
Petrobras Global Finance BV (Brazil), Gtd. Notes	3.875%	01/27/16	960	956,160
Petrobras Global Finance BV (Brazil), Gtd. Notes(a)	5.375%	01/27/21	8,480	6,317,600
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.750%	01/20/20	2,501	1,963,285
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.250%	03/17/24	5,800	4,161,500
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45	4,290	3,630,974
Petroleos Mexicanos (Mexico), Gtd. Notes	6.625%	06/15/35	6,250	5,585,938
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.500%	06/27/44	1,270	955,472
Pride International, Inc., Gtd. Notes	6.875%	08/15/20	440	408,542
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%	05/01/23	2,640	1,874,400
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	6.875%	03/01/21	1,440	1,180,800
Range Resources Corp., Gtd. Notes	5.000%	08/15/22	790	590,525
Range Resources Corp., Gtd. Notes(a)	5.000%	03/15/23	3,740	2,786,300
Range Resources Corp., Gtd. Notes, 144A	4.875%	05/15/25	730	554,800
Samson Investment Co., Gtd. Notes	9.750%	02/15/20	3,590	7,180
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sec’d. Notes, 144A(a)	8.625%	11/01/18	760	551,000
Shell International Finance BV (Netherlands), Gtd. Notes	4.125%	05/11/35	1,620	1,546,334
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	03/25/20	3,440	3,694,667
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	05/11/45	2,360	2,227,998
Sinopec Group Overseas Development 2012 Ltd. (China), Gtd. Notes, 144A	2.750%	05/17/17	1,880	1,896,003
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	4.375%	04/10/24	6,140	6,343,498
Statoil ASA (Norway), Gtd. Notes	3.125%	08/17/17	1,200	1,230,840
Transocean, Inc., Gtd. Notes	5.550%	12/15/16	210	203,700
Transocean, Inc., Gtd. Notes(a)	6.000%	03/15/18	1,630	1,450,700
Whiting Petroleum Corp., Gtd. Notes(a)	6.250%	04/01/23	1,310	943,200

				105,492,356

Oil & Gas Services — 0.5%
Baker Hughes, Inc., Sr. Unsec’d. Notes	7.500%	11/15/18	2,650	2,991,908
Freeport-McMorgan Oil & Gas, Gtd. Notes	6.500%	11/15/20	450	290,250
Freeport-McMorgan Oil & Gas, Gtd. Notes	6.875%	02/15/23	4,771	3,005,730
Halliburton Co., Sr. Unsec’d. Notes	2.700%	11/15/20	1,020	1,008,217
Halliburton Co., Sr. Unsec’d. Notes(a)	3.800%	11/15/25	3,090	3,008,801
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%	12/21/20	2,410	2,378,865
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A(a)	4.000%	12/21/25	1,890	1,865,012
SESI LLC, Gtd. Notes	7.125%	12/15/21	690	614,100

				15,162,883

Pharmaceuticals — 0.9%
AbbVie, Inc., Sr. Unsec’d. Notes	1.750%	11/06/17	4,250	4,241,751
AbbVie, Inc., Sr. Unsec’d. Notes(a)	3.600%	05/14/25	310	305,950
Actavis Funding SCS, Gtd. Notes	3.450%	03/15/22	1,940	1,942,117
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	3,150	3,133,913

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
Actavis Funding SCS, Gtd. Notes	4.550%		03/15/35	1,070	$1,039,887
Actavis Funding SCS, Gtd. Notes(a)	4.750%		03/15/45	1,710	1,667,327
Baxalta, Inc., Sr. Unsec’d. Notes, 144A	5.250%		06/23/45	1,680	1,685,667
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	2.850%		05/08/22	3,180	3,204,702
GlaxoSmithKline Capital, Inc. (United Kingdom), Gtd. Notes	6.375%		05/15/38	1,770	2,260,306
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%		02/10/25	2,220	2,161,188
Perrigo Co. PLC, Sr. Unsec’d. Notes	4.000%		11/15/23	830	809,160
Pfizer, Inc., Sr. Unsec’d. Notes	6.200%		03/15/19	1,530	1,721,244
Pfizer, Inc., Sr. Unsec’d. Notes	7.200%		03/15/39	1,000	1,377,158
Valeant Pharmaceuticals International Inc., Gtd. Notes, 144A	5.375%		03/15/20	4,330	4,070,200
Valeant Pharmaceuticals International Inc., Gtd. Notes, 144A	7.500%		07/15/21	390	389,025
Wyeth LLC, Gtd. Notes	5.450%		04/01/17	520	546,412
Zoetis, Inc., Sr. Unsec’d. Notes	3.250%		02/01/23	690	658,844

					31,214,851

Pipelines — 0.7%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.125%		03/01/22	1,790	1,244,050
Enterprise Products Operating LLC, Series A, Gtd. Notes	8.375%	(c)	08/01/66	3,200	2,864,000
Kinder Morgan Energy Partners LP, Gtd. Notes	6.850%		02/15/20	790	817,114
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000%		02/15/21	180	171,088
Kinder Morgan, Inc., Gtd. Notes, MTN	7.750%		01/15/32	1,030	977,380
MPLX LP, Gtd. Notes, 144A	4.875%		12/01/24	3,450	3,096,375
MPLX LP, Gtd. Notes, 144A	4.875%		06/01/25	1,520	1,360,400
MPLX LP, Gtd. Notes, 144A	5.500%		02/15/23	920	805,000
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	4.500%		11/01/23	470	406,616
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.875%		03/01/22	1,830	1,724,887
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	6.500%		07/15/21	429	431,145
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes(a)	5.625%		02/01/21	770	708,400
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes(a)	5.750%		05/15/24	1,150	1,000,500
Southern Natural Gas Co. LLC, Gtd. Notes	8.000%		03/01/32	2,550	2,504,059
Williams Cos., Inc. (The), Series A, Sr. Unsec’d. Notes	7.500%		01/15/31	1,231	851,664
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.875%		09/01/21	3,063	2,756,724
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%		03/15/32	410	309,003

					22,028,405

Real Estate — 0.2%
WEA Finance LLC /Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A(a)	3.750%		09/17/24	6,750	6,712,301

Retail — 0.8%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A(a)	6.000%		04/01/22	2,060	2,121,800
CVS Health Corp., Sr. Unsec’d. Notes	2.750%		12/01/22	8,340	8,125,720
CVS Health Corp., Sr. Unsec’d. Notes	3.875%		07/20/25	1,760	1,796,221
CVS Health Corp., Sr. Unsec’d. Notes	4.875%		07/20/35	2,000	2,064,982

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail (continued)
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	4,680	$4,930,057
CVS Health Corp., Sr. Unsec’d. Notes	5.750%	06/01/17	645	682,928
CVS Pass-Through Trust, Pass-Through Certificates	6.036%	12/10/28	1,135	1,246,782
CVS Pass-Through Trust, Pass-Through Certificates	6.943%	01/10/30	725	828,811
Dollar Tree, Inc., Gtd. Notes, 144A(a)	5.750%	03/01/23	1,650	1,707,750
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	2,400	2,398,027
QVC, Inc., Sr. Sec’d. Notes	5.950%	03/15/43	110	93,314
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.800%	02/15/18	540	590,028
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	6.200%	04/15/38	340	426,331

				27,012,751

Savings & Loans
Nationwide Building Society (United Kingdom), Sr. Unsec’d. Notes, 144A	3.900%	07/21/25	1,310	1,351,256

Semiconductors — 0.1%
Intel Corp., Sr. Unsec’d. Notes	3.700%	07/29/25	850	879,202
Intel Corp., Sr. Unsec’d. Notes	4.900%	07/29/45	1,150	1,215,506
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%	02/01/25	460	400,200
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.625%	01/15/26	670	579,550
National Semiconductor Corp., Sr. Unsec’d. Notes	6.600%	06/15/17	320	343,880

				3,418,338

Software — 0.3%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625%	09/15/21	1,230	1,288,425
Activision Blizzard, Inc., Gtd. Notes, 144A	6.125%	09/15/23	1,860	1,971,600
First Data Corp., Gtd. Notes, 144A(a)	7.000%	12/01/23	3,490	3,490,000
First Data Corp., Sr. Sec’d. Notes, 144A(a)	5.375%	08/15/23	1,054	1,059,270
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20	221	231,774
Oracle Corp., Sr. Unsec’d. Notes(a)	1.200%	10/15/17	3,610	3,611,913

				11,652,982

Telecommunications — 2.6%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%	03/30/20	1,930	2,094,303
America Movil SAB de CV (Mexico), Gtd. Notes(a)	5.625%	11/15/17	1,000	1,067,052
AT&T, Inc., Sr. Unsec’d. Notes	3.000%	02/15/22	1,110	1,088,109
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	14,470	13,906,972
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.350%	06/15/45	2,010	1,719,497
AT&T, Inc., Sr. Unsec’d. Notes	4.450%	05/15/21	230	244,801
AT&T, Inc., Sr. Unsec’d. Notes	5.500%	02/01/18	1,450	1,550,033
AT&T, Inc., Sr. Unsec’d. Notes	5.550%	08/15/41	1,760	1,768,573
Bharti Airtel Ltd. (India), Sr. Unsec’d. Notes, 144A	4.375%	06/10/25	5,560	5,433,738
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	5.950%	01/15/18	1,250	1,347,783
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	560	817,127
CenturyLink, Inc., Sr. Unsec’d. Notes(a)	5.625%	04/01/20	1,300	1,285,375
CenturyLink, Inc., Sr. Unsec’d. Notes	5.625%	04/01/25	1,260	1,064,700
CenturyLink, Inc., Sr. Unsec’d. Notes	5.800%	03/15/22	410	375,765
CenturyLink, Inc., Sr. Unsec’d. Notes	6.150%	09/15/19	1,000	1,020,000

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	5.750%	03/23/16		2,670	$2,694,668
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500%	08/01/23		2,530	1,986,050
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.500%	04/01/21		340	295,800
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32		1,560	1,170,000
Sprint Corp., Gtd. Notes	7.625%	02/15/25		4,940	3,606,200
Sprint Corp., Gtd. Notes	7.875%	09/15/23		4,840	3,634,840
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.134%	04/27/20		1,770	1,932,583
Telefonica Emisiones SAU (Spain), Gtd. Notes	6.221%	07/03/17		180	191,297
Telefonica Emisiones SAU (Spain), Gtd. Notes	6.421%	06/20/16		110	112,528
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.450%	11/01/22		225	212,980
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	09/15/20		380	408,275
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.600%	04/01/21		1,760	1,891,710
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23		3,690	4,056,513
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	6.400%	09/15/33		4,970	5,662,212
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43		20,146	23,917,533
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%	04/15/21		252	260,190
West Corp., Gtd. Notes, 144A	5.375%	07/15/22		2,440	2,104,500

					88,921,707

Transportation — 0.1%
Florida East Coast Holdings Corp., Sr. Sec’d. Notes, 144A	6.750%	05/01/19		2,410	2,205,150

TOTAL CORPORATE BONDS (cost $1,182,451,527)					1,144,706,877

FOREIGN GOVERNMENT BONDS — 6.1%
Brazil Notas do Tesouro Nacional (Brazil), Series B, Notes	15.882%	08/15/50	BRL	8,439	5,153,960
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Notes	10.000%	01/01/17	BRL	46,546	11,187,653
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes(a)	2.625%	01/05/23		670	509,200
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.000%	01/27/45		3,470	2,316,225
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%	01/07/41		6,870	4,980,750
China Government Bond (China), Sr. Unsec’d. Notes	3.310%	11/30/25	CNY	61,500	9,282,393
China Government Bond (China), Sr. Unsec’d. Notes	3.380%	11/21/24	CNY	19,500	2,953,108
China Government Bond (China), Sr. Unsec’d. Notes	3.390%	05/21/25	CNY	15,000	2,271,621
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	5.625%	02/26/44		4,310	3,932,875
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.750%	04/25/22		270	258,634

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%		01/15/24		887	$950,256
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	3.750%		04/25/22		3,640	3,486,763
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%		05/05/21		1,067	1,105,218
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.375%		10/17/23		340	353,494
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.875%		03/13/20		360	390,219
Mexican Bonos (Mexico), Sr. Unsec’d. Notes	7.750%		11/13/42	MXN	466,474	29,575,574
Mexican Bonos (Mexico), Bonds	6.500%		06/09/22	MXN	531,246	31,717,802
Mexican Bonos (Mexico), Bonds	8.000%		06/11/20	MXN	11,549	737,405
Mexican Bonos (Mexico), Bonds	10.000%		12/05/24	MXN	108,510	7,925,804
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes(a)	3.600%		01/30/25		4,820	4,697,090
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23		2,740	2,775,620
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes(a)	5.550%		01/21/45		11,290	11,572,250
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes(a)	5.625%		11/18/50		3,550	3,621,000
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	6.550%		03/14/37		610	704,550
Poland Government Bond (Poland), Bonds	3.250%		07/25/25	PLN	120,870	31,691,811
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	4.000%		01/22/24		9,340	9,825,680
Portugal Government International Bond (Portugal), Unsec’d. Notes, 144A	5.125%		10/15/24		6,090	6,192,312
Russian Foreign Bond (Russia), RegS	7.500	%(c)	03/31/30		1,845	2,210,582
Russian Foreign Bond – Eurobond (Russia), Sr. Unsec’d. Notes, 144A	7.500	%(c)	03/31/30		1,720	2,060,169
Russian Foreign Bond – Eurobond (Russia), Sr. Unsec’d. Notes, RegS	4.500%		04/04/22		2,800	2,816,671
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	4.875%		04/16/43		3,430	3,018,400
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%		03/30/21		1,077	1,138,824
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.750%		03/22/24		3,030	3,201,256

TOTAL FOREIGN GOVERNMENT BONDS (cost $241,811,035)						204,615,169

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 13.2%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	2.629	%(c)	09/25/35		479	366,560
Alternative Loan Trust, Series 2005-J4, Class M2	1.062	%(c)	07/25/35		5,607	5,109,142
American Home Mortgage Investment Trust, Series 2004-4, Class 1A1	1.102	%(c)	02/25/45		4,631	4,368,183
Banc of America Funding, Series 2005-F, Class 2A1	2.927	%(c)	09/20/35		71	53,740
Banc of America Funding, Series 2015-R2, Class 4A1, 144A	0.386	%(c)	09/29/36		10,748	10,239,738
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 3A1	2.874	%(c)	09/25/33		321	315,739
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	1.322	%(c)	01/25/36		1,174	1,049,600
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	2.849	%(c)	09/25/35		198	181,078

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
BCAP LLC Trust, Series 2006-AA1, Class A1	0.612%	(c)	10/25/36	2,902	$2,270,801
Bear Stearns Alt-A Trust, Series 2004-11, Class 1M1	1.322%	(c)	11/25/34	11,935	10,016,054
Bear Stearns Alt-A Trust, Series 2004-13, Class A1	1.162%	(c)	11/25/34	108	106,215
Bear Stearns ARM Trust, Series 2005-12, Class 11A1	2.701%	(c)	02/25/36	499	394,734
Bear Stearns ARM Trust, Series 2005-12, Class 24A1	5.134%	(c)	02/25/36	183	166,425
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A3	1.522%	(c)	10/25/33	320	296,881
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A2, 144A	0.722%	(c)	08/25/35	309	278,692
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 144A	0.712%	(c)	10/25/35	309	283,275
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 144A	0.622%	(c)	01/25/36	492	449,215
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2, 144A	0.452%	(c)	07/25/36	512	463,327
Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 144A	2.580%	(c)	02/25/36	1,454	1,443,142
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 2A1, 144A	1.083%	(c)	11/25/46	9,199	8,886,771
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	2.639%	(c)	11/20/34	188	179,794
CSMC, Series 2015-2R, Class 3A1, 144A	0.378%	(c)	04/27/36	9,152	8,292,813
CSMC, Series 2015-2R, Class 7A1, 144A	2.632%	(c)	08/27/36	8,316	8,296,184
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2006-PR1, Class 5AS4, IO, 144A	6.594%	(c)	04/15/36	37,718	11,115,280
Fannie Mae Connecticut Avenue Securities, Series 2013-C01, Class M2(x)	5.672%	(c)	10/25/23	12,230	12,674,252
Fannie Mae Connecticut Avenue Securities, Series 2014-C01, Class M2(x)	4.822%	(c)	01/25/24	18,980	18,841,070
Fannie Mae Connecticut Avenue Securities, Series 2014-C02, Class 1M2(x)	3.022%	(c)	05/25/24	16,420	14,420,300
Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 1M2(x)	3.543%	(c)	07/25/24	27,860	25,262,292
Fannie Mae Interest Strip, Series 409, Class C1, IO	3.000%		11/25/26	3,868	344,227
Fannie Mae Interest Strip, Series 409, Class C2, IO	3.000%		04/25/27	4,067	420,977
Fannie Mae Interest Strip, Series 409, Class C13, IO	3.500%		11/25/41	2,919	612,683
Fannie Mae Interest Strip, Series 409, Class C22, IO	4.500%		11/25/39	3,307	692,499
Fannie Mae REMICS, Series R007, Class ZA	6.000%		05/15/36	3,813	4,276,666
Fannie Mae REMICS, Series 2004-38, Class FK	0.772%	(c)	05/25/34	810	812,969
Fannie Mae REMICS, Series 2006-104, Class IC, IO	6.178%	(c)	11/25/36	2,018	454,832
Fannie Mae REMICS, Series 2010-27, Class AS, IO	6.058%	(c)	04/25/40	2,371	412,217
Fannie Mae REMICS, Series 2010-100, Class SD, IO	6.158%	(c)	09/25/40	2,910	563,899
Fannie Mae REMICS, Series 2010-110, Class AE	9.750%		11/25/18	1,245	1,345,445
Fannie Mae REMICS, Series 2010-123, Class PM	4.000%		07/25/40	7,300	7,815,203

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Fannie Mae REMICS, Series 2010-150, Class SK, IO	6.108%	(c)	01/25/41	2,153	$384,246
Fannie Mae REMICS, Series 2011-14, Class GD	4.000%		04/25/40	58,533	60,736,656
Fannie Mae REMICS, Series 2011-15, Class AB	9.750%		08/25/19	412	445,349
Fannie Mae REMICS, Series 2011-99, Class KS, IO	6.278%	(c)	10/25/26	2,863	478,012
Fannie Mae REMICS, Series 2012-28, Class B	6.500%		06/25/39	562	624,336
Fannie Mae REMICS, Series 2012-46, Class BA	6.000%		05/25/42	2,166	2,448,411
Fannie Mae REMICS, Series 2012-51, Class B	7.000%		05/25/42	929	1,066,111
Fannie Mae REMICS, Series 2012-70, Class YS, IO	6.228%	(c)	02/25/41	381	61,643
Fannie Mae REMICS, Series 2012-70, Class HS, IO	5.578%	(c)	07/25/42	2,611	532,500
Fannie Mae REMICS, Series 2012-74, Class OA, PO	1.000%	(s)	03/25/42	206	186,027
Fannie Mae REMICS, Series 2012-74, Class SA, IO	6.228%	(c)	03/25/42	2,372	403,025
Fannie Mae REMICS, Series 2012-74, Class AI, IO	3.000%		07/25/27	2,583	289,680
Fannie Mae REMICS, Series 2012-75, Class AO, PO	1.000%	(s)	03/25/42	309	279,001
Fannie Mae REMICS, Series 2012-75, Class NS, IO	6.178%	(c)	07/25/42	190	37,666
Fannie Mae REMICS, Series 2012-93, Class IB, IO	3.000%		09/25/27	6,304	669,267
Fannie Mae REMICS, Series 2012-118, Class CI, IO	3.500%		12/25/39	3,793	501,774
Fannie Mae REMICS, Series 2012-124, Class SE, IO	5.728%	(c)	11/25/42	2,202	452,805
Fannie Mae REMICS, Series 2012-128, Class SL, IO	5.728%	(c)	11/25/42	1,091	241,558
Fannie Mae REMICS, Series 2012-128, Class SQ, IO	5.728%	(c)	11/25/42	1,717	396,712
Fannie Mae REMICS, Series 2012-133, Class CS, IO	5.728%	(c)	12/25/42	1,007	190,970
Fannie Mae REMICS, Series 2012-133, Class SA, IO	5.728%	(c)	12/25/42	528	106,602
Fannie Mae REMICS, Series 2012-134, Class MS, IO	5.728%	(c)	12/25/42	1,496	339,349
Fannie Mae REMICS, Series 2012-139, Class DI, IO	3.000%		12/25/27	2,924	295,106
Fannie Mae REMICS, Series 2013-9, Class BC	6.500%		07/25/42	2,817	3,209,745
Fannie Mae REMICS, Series 2013-9, Class CB	5.500%		04/25/42	6,805	7,564,819
Fannie Mae REMICS, Series 2013-9, Class SA, IO	5.728%	(c)	03/25/42	10,006	1,527,577
Fannie Mae REMICS, Series 2013-19, Class US, IO	5.728%	(c)	03/25/43	1,820	398,196
Fannie Mae REMICS, Series 2013-26, Class HI, IO	3.000%		04/25/32	4,127	451,012
Fannie Mae REMICS, Series 2013-67, Class KS, IO	5.678%	(c)	07/25/43	564	125,180
Fannie Mae REMICS, Series 2013-73, Class IA, IO	3.000%		09/25/32	14,488	1,640,415
Fannie Mae REMICS, Series 2013-126, Class CS, IO	5.728%	(c)	09/25/41	7,619	1,110,266
Fannie Mae REMICS, Series 2015-55, Class IO, IO	1.712%	(c)	08/25/55	4,788	270,416
Fannie Mae REMICS, Series 2015-56, Class AS, IO	5.728%	(c)	08/25/45	1,167	297,194

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Freddie Mac REMICS, Series 2957, Class ZA	5.000%		03/15/35	8,003	$8,792,881
Freddie Mac REMICS, Series 3242, Class SC, IO	5.864%	(c)	11/15/36	764	127,050
Freddie Mac REMICS, Series 3368, Class AI, IO	5.604%	(c)	09/15/37	1,871	319,318
Freddie Mac REMICS, Series 3621, Class SB, IO	5.804%	(c)	01/15/40	387	70,058
Freddie Mac REMICS, Series 3639, Class EY	5.000%		02/15/30	3,055	3,285,084
Freddie Mac REMICS, Series 3768, Class MB	4.000%		12/15/39	10,732	11,510,116
Freddie Mac REMICS, Series 3806, Class CZ	5.500%		07/15/34	11,117	12,398,384
Freddie Mac REMICS, Series 3947, Class SG, IO	5.524%	(c)	10/15/41	8,481	1,441,826
Freddie Mac REMICS, Series 3997, Class SK, IO	6.174%	(c)	11/15/41	1,224	212,605
Freddie Mac REMICS, Series 4054, Class SA, IO	5.624%	(c)	08/15/39	1,784	298,125
Freddie Mac REMICS, Series 4076, Class SW, IO	5.624%	(c)	07/15/42	367	86,119
Freddie Mac REMICS, Series 4092, Class AI, IO	3.000%		09/15/31	764	88,064
Freddie Mac REMICS, Series 4097, Class ST, IO	5.624%	(c)	08/15/42	776	127,031
Freddie Mac REMICS, Series 4119, Class IN, IO	3.500%		10/15/32	2,237	302,959
Freddie Mac REMICS, Series 4136, Class SE, IO	5.724%	(c)	11/15/42	507	106,736
Freddie Mac REMICS, Series 4136, Class SJ, IO	5.724%	(c)	11/15/42	540	105,698
Freddie Mac REMICS, Series 4136, Class SQ, IO	5.724%	(c)	11/15/42	1,483	315,332
Freddie Mac REMICS, Series 4139, Class SB, IO	5.724%	(c)	12/15/42	2,606	537,821
Freddie Mac REMICS, Series 4146, Class DI, IO	3.000%		12/15/31	8,022	876,998
Freddie Mac REMICS, Series 4174, Class SA, IO	5.774%	(c)	05/15/39	1,816	294,613
Freddie Mac REMICS, Series 4194, Class BI, IO	3.500%		04/15/43	5,534	847,745
Freddie Mac REMICS, Series 4206, Class CZ	3.000%		05/15/43	1,729	1,635,205
Freddie Mac REMICS, Series 4210, Class Z	3.000%		05/15/43	2,645	2,419,175
Freddie Mac REMICS, Series 4226, Class GZ	3.000%		07/15/43	2,365	2,134,610
Freddie Mac REMICS, Series 4239, Class IO, IO	3.500%		06/15/27	11,872	1,368,819
Freddie Mac REMICS, Series 4415, Class IO, IO	1.905%	(c)	04/15/41	4,028	287,659
Freddie Mac Strips, Series 283, Class IO, IO	3.500%		10/15/27	1,898	209,361
Government National Mortgage Assoc., Series 2010-31, Class GS, IO	6.098%	(c)	03/20/39	702	69,012
Government National Mortgage Assoc., Series 2010-42, Class BS, IO	6.078%	(c)	04/20/40	370	60,927
Government National Mortgage Assoc., Series 2010-47, Class XN, IO	6.206%	(c)	04/16/34	14	57
Government National Mortgage Assoc., Series 2010-76, Class CS, IO	6.148%	(c)	06/20/40	5,198	1,096,148
Government National Mortgage Assoc., Series 2010-85, Class HS, IO	6.248%	(c)	01/20/40	640	88,265
Government National Mortgage Assoc., Series 2010-101, Class NI, IO	5.000%		11/20/36	761	17,892
Government National Mortgage Assoc., Series 2010-H02, Class FA	0.912%	(c)	02/20/60	6,329	6,351,780
Government National Mortgage Assoc., Series 2010-H10, Class FC	1.232%	(c)	05/20/60	6,745	6,808,697
Government National Mortgage Assoc., Series 2010-H11, Class FA	1.232%	(c)	06/20/60	7,674	7,812,409
Government National Mortgage Assoc., Series 2010-H20, Class AF	0.525%	(c)	10/20/60	13,463	13,328,467
Government National Mortgage Assoc., Series 2010-H24, Class FA	0.545%	(c)	10/20/60	11,640	11,530,425

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc., Series 2010-H26, Class LF	0.545%	(c)	08/20/58	927	$919,851
Government National Mortgage Assoc., Series 2011-135, Class D	5.000%		04/16/40	963	1,039,646
Government National Mortgage Assoc., Series 2012-34, Class SA, IO	5.648%	(c)	03/20/42	3,785	809,908
Government National Mortgage Assoc., Series 2012-43, Class SN, IO	6.256%	(c)	04/16/42	2,077	485,992
Government National Mortgage Assoc., Series 2012-66, Class CI, IO	3.500%		02/20/38	3,626	399,131
Government National Mortgage Assoc., Series 2012-98, Class SA, IO	5.756%	(c)	08/16/42	2,042	330,614
Government National Mortgage Assoc., Series 2012-124, Class AS, IO	5.856%	(c)	10/16/42	2,987	570,020
Government National Mortgage Assoc., Series 2013-69, Class AI, IO	3.500%		05/20/43	2,278	393,284
Government National Mortgage Assoc., Series 2014-5, Class SP, IO	5.806%	(c)	06/16/43	4,378	621,482
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	0.471%	(c)	04/25/36	1,240	2,922,463
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	0.652%	(c)	04/25/36	204	177,831
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	0.622%	(c)	10/25/45	250	196,348
GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, 144A	0.822%	(c)	06/25/34	2,749	2,316,126
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 144A	0.547%	(c)	01/25/35	2,856	2,401,563
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	0.772%	(c)	03/25/35	1,347	1,155,582
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	5.500%		11/25/35	413	408,044
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	2.725%	(c)	07/25/35	552	540,310
HarborView Mortgage Loan Trust, Series 2004-11, Class 3A3	1.162%	(c)	01/19/35	296	195,126
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	0.872%	(c)	07/25/34	524	520,140
Homestar Mortgage Acceptance Corp., Series 2004-6, Class A3A	0.972%	(c)	01/25/35	364	364,057
Impac Secured Assets Trust, Series 2006-2, Class 2A1	0.772%	(c)	08/25/36	123	120,459
Impac Secured Assets Trust, Series 2007-2, Class 2A	0.672%	(c)	04/25/37	3,129	2,887,196
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	0.622%	(c)	10/25/36	1,418	1,140,403
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	2.775%	(c)	08/25/35	1,159	1,136,935
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	6.500%		01/25/36	2,893	2,545,135
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	2.775%	(c)	04/21/34	1,243	1,249,167
MASTR Alternative Loans Trust, Series 2004-10, Class 5A1	0.872%	(c)	09/25/34	925	869,950
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1	2.175%	(c)	02/25/36	385	380,117
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	2.608%	(c)	07/25/34	1,011	997,700

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	2.654%	(c)	11/25/34	2,594	$2,533,313
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	1.122%	(c)	12/25/35	2,082	1,678,849
Morgan Stanley Resecuritization Trust, Series 2015-R2, Class 2A1, 144A	1.347%	(c)	12/26/46	18,272	17,794,492
NAAC Reperforming Loan REMIC Trust Certificates, Series 2004-R3, Class A1, 144A	6.500%		02/25/35	2,532	2,575,745
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1	1.292%	(c)	02/25/35	9,058	7,912,146
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 2A	3.263%	(c)	06/25/36	882	724,012
RALI Series Trust, Series 2005-QA1, Class M1, AltAA3.0	0.972%	(c)	01/25/35	6,882	5,837,720
RAMP Series Trust, Series 2005-SL1, Class A7	8.000%		05/25/32	158	139,127
RBSGC Mortgage Loan Trust, Series 2005-A, Class 5A	7.000%		04/25/35	3,641	3,216,494
RBSGC Mortgage Loan Trust, Series 2007-B, Class 1A4	0.872%	(c)	01/25/37	1,259	752,273
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	3.059%	(c)	12/26/35	745	747,905
Reperforming Loan REMIC Trust, Series 2004-R1, Class 1AF, 144A	0.822%	(c)	11/25/34	5,567	4,955,927
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	0.782%	(c)	01/25/37	366	217,663
Residential Asset Securitization Trust, Series 2007-A7, Class A3	5.999%		07/25/37	2,425	1,720,352
SACO I Trust, Series 2007-VA1, Class A, 144A	9.024%	(c)	06/25/21	1,246	1,328,770
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	0.792%	(c)	07/25/34	656	633,494
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	0.522%	(c)	09/25/34	545	471,026
Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M3	4.721%	(c)	02/25/24	3,650	3,626,371
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	0.772%	(c)	03/25/35	2,893	2,398,963
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	2.775%	(c)	08/20/35	116	100,368
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6	2.453%	(c)	02/25/33	1,026	1,009,683
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A7	2.520%	(c)	09/25/33	305	308,812
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1C3	0.912%	(c)	10/25/45	4,858	4,038,190
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	2.424%	(c)	03/25/37	590	555,171
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	2.165%	(c)	09/25/36	447	397,558
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A1	5.788%	(c)	04/25/36	129	124,799

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $436,378,121)					442,591,814

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.6%
Federal Home Loan Mortgage Corp.	2.605%	(c)	07/01/36	1,516	1,610,938
Federal Home Loan Mortgage Corp.	3.500%		10/01/42-03/01/45	12,925	13,353,052
Federal Home Loan Mortgage Corp.	3.500%		TBA(t)	900	926,446
Federal Home Loan Mortgage Corp.	4.000%		10/01/25-08/01/43	22,659	24,049,622
Federal Home Loan Mortgage Corp.	4.500%		12/01/43-04/01/44	55,202	60,607,646

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	5.000%		03/01/38-11/01/41	6,696	$7,357,387
Federal Home Loan Mortgage Corp.	5.500%		12/01/38	2,316	2,574,647
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	2,294	2,612,480
Federal Home Loan Mortgage Corp.	7.000%		03/01/39	621	718,475
Federal National Mortgage Assoc.	1.748%	(c)	05/01/37	119	124,308
Federal National Mortgage Assoc.	1.887%	(c)	01/01/37	113	117,987
Federal National Mortgage Assoc.	2.343%	(c)	08/01/37	118	125,656
Federal National Mortgage Assoc.	2.500%		01/01/28-10/01/42	5,699	5,679,811
Federal National Mortgage Assoc.	2.500%		TBA(t)	9,100	9,171,936
Federal National Mortgage Assoc.	3.000%		09/01/42-02/01/43	23,053	23,159,834
Federal National Mortgage Assoc.	3.000%		TBA(t)	23,400	24,105,346
Federal National Mortgage Assoc.	3.252%	(s)	10/09/19	25,050	23,196,701
Federal National Mortgage Assoc.	3.500%		09/01/42-01/01/46	73,294	75,727,693
Federal National Mortgage Assoc.	3.500%		TBA(t)	18,000	18,850,086
Federal National Mortgage Assoc.	4.000%		04/01/42-01/01/45	22,965	24,459,914
Federal National Mortgage Assoc.	4.500%		04/01/31-01/01/45	63,058	68,728,799
Federal National Mortgage Assoc.	5.000%		07/01/33-06/01/41	17,793	19,761,232
Federal National Mortgage Assoc.	5.500%		11/01/28-05/01/40	3,225	3,600,079
Federal National Mortgage Assoc.	6.000%		04/01/33-09/01/37	2,023	2,305,057
Federal National Mortgage Assoc.	6.500%		05/01/40	10,231	11,692,309
Federal National Mortgage Assoc.	6.625%		11/15/30	13,100	18,551,369
Federal National Mortgage Assoc.	7.000%		04/01/37-02/01/39	4,345	5,016,699
Financing Corp., Series 1P, Debs., PO	4.630%	(s)	05/11/18	1,670	1,617,732
Financing Corp., Series 8P, Debs., PO	4.550%	(s)	08/03/18	680	655,176
Financing Corp., Series 11P, Debs., PO	4.450%	(s)	02/08/18	440	428,622
Financing Corp., Series 12P, Debs., PO	3.540%	(s)	12/06/18	3,500	3,344,184
Financing Corp., Series 13P, Debs., PO	3.170%	(s)	12/27/18	7,929	7,556,044
Financing Corp., Series B-P, Debs., PO	4.463%	(s)	04/06/18	1,340	1,300,903
Financing Corp., Series D-P, Sec’d. Notes, PO	3.631%	(s)	09/26/19	5,580	5,173,519
Financing Corp., Series E-P, Debs., PO	3.716%	(s)	11/02/18	5,800	5,549,098
Government National Mortgage Assoc.	1.920%	(c)	11/20/60	5,002	5,161,959
Government National Mortgage Assoc.	1.934%	(c)	07/20/60	4,017	4,165,046
Government National Mortgage Assoc.	1.939%	(c)	09/20/60	5,595	5,807,612
Government National Mortgage Assoc.	2.599%	(c)	04/20/60	6,127	6,469,285
Government National Mortgage Assoc.	3.500%		TBA(t)	13,700	14,281,716
Government National Mortgage Assoc.	4.000%		TBA(t)	43,800	46,513,541
Government National Mortgage Assoc.	4.500%		01/20/40-07/20/41	6,578	7,165,733
Government National Mortgage Assoc.	5.000%		04/15/40-11/20/40	14,585	16,138,998
Government National Mortgage Assoc.	5.500%		06/15/36	1,091	1,231,423
Government National Mortgage Assoc.	6.000%		08/20/40-02/20/42	772	871,319
Government National Mortgage Assoc.	6.500%		10/20/37	1,021	1,176,954
Residual Funding Corp. Strip Principal, Bonds, PO	1.843%	(s)	10/15/19	190	176,896
Residual Funding Corp. Strip Principal, Bonds, PO	2.000%	(s)	10/15/20	2,280	2,063,170
Tennessee Valley Authority(a)	5.250%		09/15/39	5,050	6,069,570

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $584,429,834)					591,104,009

U.S. TREASURY OBLIGATIONS — 12.6%
U.S. Treasury Bonds	2.875%		08/15/45	2,500	2,428,028
U.S. Treasury Bonds	3.000%		05/15/45	56,980	56,719,601
U.S. Treasury Bonds(a)	3.000%		11/15/44	71,990	71,728,460
U.S. Treasury Bonds(a)	3.000%		11/15/45	37,920	37,805,937
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/25	21,300	20,682,799
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	23,610	20,669,071
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/42-02/15/45	27,900	24,949,340
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%		02/15/44	3,150	3,271,563
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%		02/15/40-02/15/41	6,230	8,049,057

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes(a)	0.875%		11/30/17	1,200	$1,196,531
U.S. Treasury Notes	1.250%		01/31/20	14,630	14,404,830
U.S. Treasury Notes	1.375%		04/30/20-09/30/20	1,830	1,804,170
U.S. Treasury Notes(a)	1.375%		10/31/20	3,690	3,624,849
U.S. Treasury Notes	1.500%		07/31/16-12/31/18	4,530	4,554,769
U.S. Treasury Notes	1.625%		07/31/19	3,500	3,512,170
U.S. Treasury Notes(a)	1.625%		11/30/20	40,100	39,861,886
U.S. Treasury Notes	1.750%		09/30/19-03/31/22	26,040	25,678,865
U.S. Treasury Notes	1.875%		10/31/22	20,620	20,359,033
U.S. Treasury Notes	2.000%		07/31/20-08/15/25	4,780	4,824,324
U.S. Treasury Notes	2.125%		12/31/21-11/15/25	10,380	10,361,748
U.S. Treasury Notes	2.375%		08/15/24	31,665	31,995,266
U.S. Treasury Notes	2.625%		11/15/20	12,000	12,467,808
U.S. Treasury Strip Principal, PO	4.007%	(s)	02/15/43	6,560	2,831,742

TOTAL U.S. TREASURY OBLIGATIONS (cost $429,994,982)					423,781,847

				Shares
PREFERRED STOCK
Diversified Financial Services
Citigroup Capital XIII, 0.044% (cost $1,192,692)				45,250	1,176,048

TOTAL LONG-TERM INVESTMENTS (cost $3,411,504,289)					3,336,185,126

SHORT-TERM INVESTMENTS — 7.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $258,375,805; includes $173,380,262 of cash collateral for securities on loan)(b)(w)(Note 4)				258,375,805	258,375,805

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* — 0.1%
Call Options
90 Day Euro Dollar Futures, expiring 03/14/16, Strike Price $99.50				1,888	9,436
1 Year Euro Dollar Futures, expiring 03/11/16, Strike Price $98.75				593	14,813
5 Year U.S. Treasury Notes Futures, expiring 01/22/16, Strike Price $118.25				86	33,594
expiring 01/22/16, Strike Price $118.50				367	100,352
expiring 01/22/16, Strike Price $118.75				94	16,891
10 Year U.S. Treasury Notes Futures, expiring 01/22/16, Strike Price $126.00				94	48,469
20 Year U.S. Treasury Bonds Futures, expiring 01/22/16, Strike Price $154.00				68	79,687
expiring 01/22/16, Strike Price $155.00				14	10,719
Interest Rate Swap Options, Receive a fixed rate of 0.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/20/16			BNP Paribas	341	4,978

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS PURCHASED* (continued)		Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Receive a fixed rate of 1.03% and pay a floating rate based on 3 Month LIBOR, expiring 01/20/16		Barclays Capital Group	321	$14,108

				333,047

Put Options — 0.1%
90 Day Euro Dollar Futures, expiring 03/14/16, Strike Price $99.38			9,248	1,132,819
1 Year Euro Dollar Futures, expiring 01/15/16, Strike Price $98.63			1,775	93,188
expiring 01/15/16, Strike Price $98.75			1,158	162,050
expiring 01/15/16, Strike Price $98.88			1,268	326,381
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $114.25			500	3,907
20 Year U.S. Treasury Bonds Futures, expiring 01/22/16, Strike Price $155.00			153	329,906

				2,048,251

TOTAL OPTIONS PURCHASED (cost $1,484,218)				2,381,298

TOTAL SHORT-TERM INVESTMENTS (cost $259,860,023)				260,757,103

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT AND OPTIONS WRITTEN — 107.1% (cost $3,671,364,312)				3,596,942,229

SECURITY SOLD SHORT — (1.0)%	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION — SHORT
Federal National Mortgage Assoc. (cost $34,763,930)	3.500%	TBA(t)	33,700	(34,769,072)

OPTIONS WRITTEN* — (0.1)%
Call Options
90 Day Euro Dollar Futures, expiring 06/13/16, Strike Price $99.00			278	(39,544)
expiring 06/13/16, Strike Price $99.25			60	(1,950)
expiring 03/14/16, Strike Price $99.38			475	(5,938)
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $118.75			265	(93,164)
expiring 01/22/16, Strike Price $119.00			143	(17,875)
expiring 02/19/16, Strike Price $119.00			49	(13,016)
10 Year U.S. Treasury Notes Futures, expiring 01/22/16, Strike Price $126.50			156	(48,750)
expiring 02/19/16, Strike Price $126.50			131	(81,875)
expiring 01/22/16, Strike Price $127.00			265	(49,687)
expiring 02/19/16, Strike Price $127.00			809	(366,578)
expiring 01/22/16, Strike Price $127.50			183	(20,016)
expiring 02/19/16, Strike Price $127.50			26	(8,531)
expiring 01/22/16, Strike Price $128.00			108	(6,750)

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS WRITTEN* (continued)	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
expiring 02/19/16, Strike Price $128.00	81	$(18,984)
expiring 01/22/16, Strike Price $129.00	24	(750)
expiring 02/19/16, Strike Price $130.00	142	(11,094)
20 Year U.S. Treasury Bonds Futures, expiring 01/22/16, Strike Price $156.00	86	(44,344)
expiring 01/22/16, Strike Price $157.00	261	(89,719)
expiring 02/19/16, Strike Price $157.00	26	(26,406)
expiring 01/22/16, Strike Price $158.00	162	(32,906)
expiring 02/19/16, Strike Price $158.00	137	(111,312)
expiring 01/22/16, Strike Price $159.00	24	(3,375)
expiring 02/19/16, Strike Price $163.00	2	(437)
Euro Futures, expiring 01/08/16, Strike Price $1.08	5,500	(63,250)
expiring 01/08/16, Strike Price $1.09	30,875	(172,900)
expiring 02/05/16, Strike Price $1.10	4,000	(34,400)

		(1,363,551)

Put Options
90 Day Euro Dollar Futures, expiring 03/14/16, Strike Price $99.25	11,585	(434,438)
1 Year Euro Dollar Futures, expiring 01/15/16, Strike Price $98.50	3,550	(44,375)
5 Year U.S. Treasury Notes Futures, expiring 01/22/16, Strike Price $117.75	53	(7,453)
expiring 01/22/16, Strike Price $118.00	117	(21,937)
10 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $123.50	26	(4,469)
expiring 01/22/16, Strike Price $124.00	24	(1,875)
expiring 01/22/16, Strike Price $125.00	93	(21,797)
expiring 02/19/16, Strike Price $125.00	199	(96,391)
20 Year U.S. Treasury Bonds Futures, expiring 02/19/16, Strike Price $148.00	137	(66,359)
expiring 01/22/16, Strike Price $151.00	58	(27,187)
expiring 01/22/16, Strike Price $152.00	89	(76,484)
expiring 02/19/16, Strike Price $152.00	24	(35,625)
expiring 01/22/16, Strike Price $154.00	47	(78,578)
Euro Futures, expiring 01/08/16, Strike Price $1.06	5,000	(2,000)
expiring 02/05/16, Strike Price $1.06	7,625	(31,263)
expiring 01/08/16, Strike Price $1.07	6,750	(6,750)
expiring 02/05/16, Strike Price $1.07	3,250	(21,125)
expiring 01/08/16, Strike Price $1.08	625	(1,813)
expiring 02/05/16, Strike Price $1.08	13,250	(131,175)
expiring 01/08/16, Strike Price $1.09	4,125	(28,875)

		(1,139,969)

TOTAL OPTIONS WRITTEN (premiums received $3,518,531)		(2,503,520)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT AND OPTIONS WRITTEN — 106.0% (cost $3,633,081,851)		3,559,669,637
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (6.0)%		(200,984,478)

NET ASSETS — 100.0%		$3,358,685,159

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $169,653,053; cash collateral of $173,380,262 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(p)	Interest rate not available as of December 31, 2015.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $142,600,000 is approximately 4.2% of net assets.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
212	90 Day Euro Dollar	Jun. 2016	$52,332,650	$52,523,000	$190,350
521	90 Day Euro Dollar	Mar. 2017	128,520,488	128,452,550	(67,938)
293	90 Day Euro Dollar	Jun. 2017	72,178,338	72,129,275	(49,063)
261	2 Year U.S. Treasury Notes	Mar. 2016	56,685,531	56,698,172	12,641
573	5 Year Euro-Bobl	Mar. 2016	81,948,770	81,369,649	(579,121)
9,684	5 Year U.S. Treasury Notes	Mar. 2016	1,147,488,328	1,145,813,911	(1,674,417)
1,471	20 Year U.S. Treasury Bonds	Mar. 2016	226,407,492	226,166,250	(241,242)
1,051	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	165,709,266	166,780,563	1,071,297
76	Euro-BTP Italian Government Bond	Mar. 2016	11,315,311	11,391,286	75,975

					(1,261,518)

Short Positions:
4,400	90 Day Euro Dollar	Mar. 2016	1,093,314,975	1,091,915,000	1,399,975
401	90 Day Euro Dollar	Dec. 2016	99,118,175	99,016,925	101,250
255	10 Year Euro-Bund	Mar. 2016	44,364,574	43,763,218	601,356
5,170	10 Year U.S. Treasury Notes	Mar. 2016	652,886,383	650,935,313	1,951,070
5	Australian Dollar Currency	Mar. 2016	361,380	363,300	(1,920)
34	British Pound Currency	Mar. 2016	3,200,463	3,130,975	69,488
661	Euro Currency	Mar. 2016	90,028,450	89,945,575	82,875
727	Japanese Yen Currency	Mar. 2016	74,195,794	75,721,594	(1,525,800)

					2,678,294

					$1,416,776

(1)	Cash of $23,710,058 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts as of December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 01/19/16	Bank of America	EUR	6,255	$6,906,253	$6,801,145	$(105,108)
Expiring 01/19/16	Barclays Capital Group	EUR	33,809	36,330,573	36,759,804	429,231
Expiring 01/19/16	Citigroup Global Markets	EUR	42,300	48,114,558	45,991,763	(2,122,795)
Mexican Peso,
Expiring 01/19/16	Barclays Capital Group	MXN	350,000	21,154,044	20,279,375	(874,669)

				$112,505,428	$109,832,087	(2,673,341)

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/19/16	Barclays Capital Group	BRL	15,312	$3,977,401	$3,843,536	$133,865
Expiring 01/19/16	Citigroup Global Markets	BRL	52,192	13,566,078	13,100,955	465,123
Chinese Yuan,
Expiring 01/19/16	Bank of America	CNY	107,260	16,685,074	16,497,769	187,305
Expiring 01/19/16	Citigroup Global Markets	CNY	223,210	34,860,222	34,332,157	528,065
Expiring 01/19/16	Citigroup Global Markets	CNY	113,040	17,609,589	17,386,797	222,792
Euro,
Expiring 01/19/16	Bank of America	EUR	11,630	13,261,922	12,645,017	616,905
Expiring 01/19/16	Barclays Capital Group	EUR	46,290	53,055,515	50,329,994	2,725,521
Expiring 01/19/16	Barclays Capital Group	EUR	13,401	14,721,387	14,570,436	150,951
Expiring 01/19/16	Citigroup Global Markets	EUR	47,150	53,974,963	51,265,051	2,709,912
Expiring 01/19/16	Citigroup Global Markets	EUR	9,435	10,031,952	10,258,446	(226,494)
Expiring 02/16/16	Bank of America	EUR	4,988	5,457,985	5,427,675	30,310
Expiring 02/16/16	Citigroup Global Markets	EUR	26,776	29,175,878	29,133,944	41,934
Expiring 02/16/16	UBS AG	EUR	5,700	6,216,836	6,201,907	14,929
Mexican Peso,
Expiring 01/19/16	Barclays Capital Group	MXN	502,232	29,991,148	29,099,846	891,302

				$302,585,950	$294,093,530	8,492,420

						$5,819,079

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
128,800	08/31/22	1.890%	3 Month LIBOR(1)	$—	$316,877	$316,877
263,996	11/30/22	1.900%	3 Month LIBOR(1)	685,115	1,990,272	1,305,157
40,656	02/15/41	2.720%	3 Month LIBOR(1)	(68,572)	(728,536)	(659,964)

				$616,543	$1,578,613	$962,070

(1)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at December 31, 2015(3)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.24	06/20/20	5.000%	27,202	$1,223,882	$1,056,496	$(167,386)
CDX.NA.HY.25	12/20/20	5.000%	14,985	402,450	193,084	(209,366)
CDX.NA.IG.23	12/20/19	1.000%	8,450	113,867	56,911	(56,956)
CDX.NA.IG.24	06/20/20	1.000%	94,207	935,661	621,323	(314,338)
CDX.NA.IG.25	12/20/20	1.000%	19,970	49,368	157,970	108,602

				$2,725,228	$2,085,784	$(639,444)

Cash of $13,838,070 has been segregated with Goldman Sachs & Co. to cover requirements for open centrally cleared credit default swaps contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$—	$8,393,727
Non-Residential Mortgage-Backed Securities	—	75,776,861	34,180,885
Residential Mortgage-Backed Securities	—	45,427,780	—
Bank Loans	—	94,191,139	3,375,473
Commercial Mortgage-Backed Securities	—	235,820,137	31,043,360
Corporate Bonds	—	1,144,706,877	—
Foreign Government Bonds	—	204,615,169	—
Residential Mortgage-Backed Securities	—	442,591,814	—
U.S. Government Agency Obligations	—	588,016,379	3,087,630
U.S. Treasury Obligations	—	423,781,847	—
Preferred Stock	1,176,048	—	—
Affiliated Money Market Mutual Fund	258,375,805	—	—
Options Purchased	2,362,212	19,086	—
Options Written	(2,503,520)	—	—
U.S. Government Agency Obligation — Short	—	(34,769,072)	—
Other Financial Instruments*
Futures Contracts	1,416,776	—	—
OTC Forward Foreign Currency Exchange Contracts	—	5,819,079	—
Centrally cleared interest rate swaps	—	962,070	—
Centrally cleared credit default swaps	—	(639,444)	—

Total	$260,827,321	$3,226,319,722	$80,081,075

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities Collateralized Loan Obligations	Asset-Backed Securities Non-Residential Mortgage-Backed Securities	Bank Loans	Commercial Mortgage-Backed Securities	Corporate Bonds	U.S. Government Agency Obligations
Balance as of 12/31/14	$—	$2,044,500	$—	$—	$5,317,722	$—
Accrued discounts/ premiums	—	(274,710)	(5,165)	17,388	—	—
Realized gain (loss)	—	43,515	—	—	—	—
Change in unrealized appreciation (depreciation)**	173,727	(873,806)	(1,898,214)	(2,764,920)	—	(495)
Purchases	8,220,000	33,541,386	—	33,790,892	—	3,088,125
Sales	—	(300,000)	—	—	—	—
Transfers into Level 3	—	—	5,278,852	—	—	—
Transfers out of Level 3	—	—	—	—	(5,317,722)	—

Balance as of 12/31/15	$8,393,727	$34,180,885	$3,375,473	$31,043,360	$—	$3,087,630

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts recorded at fair value.

**	Of which, $(5,363,708) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities — Collateralized Loan Obligations	$8,393,727	Model pricing	Internal proxy pricing
Asset-Backed Securities — Non-Residential Mortgage-Backed	1,783,500	Market approach	Single broker indicative quote
Asset-Backed Securities — Non-Residential Mortgage-Backed	32,397,385	Model pricing	Internal proxy pricing
Bank Loans	3,375,473	Market approach	Single broker indicative quote
Commercial Mortgage-Backed Securities	7,046,240	Market approach	Single broker indicative quote
Commercial Mortgage-Backed Securities	23,997,120	Model pricing	Internal proxy pricing
U.S. Government Agency Obligations	3,087,630	Model pricing	Internal proxy pricing

	$80,081,075

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$5,278,852	L2 to L3	Evaluated bid to single broker quote
Corporate Bonds	5,317,722	L3 to L2	Single broker to evaluated bid

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Government Agency Obligations	17.6%
Residential Mortgage-Backed Securities	14.5
U.S. Treasury Obligations	12.6
Banks	9.8
Commercial Mortgage-Backed Securities	7.9
Affiliated Money Market Mutual Fund (5.2% represents investments purchased with collateral from securities on loan)	7.7
Foreign Government Bonds	6.1
Non-Residential Mortgage-Backed Securities	3.3
Oil & Gas	3.1
Telecommunications	2.6
Media	2.2
Diversified Financial Services	2.1
Electric	1.4
Mining	1.2
Agriculture	1.2
Pharmaceuticals	1.0
Beverages	0.9
Healthcare-Services	0.9
Auto Manufacturers	0.8
Retail	0.8

Biotechnology	0.8%
Pipelines	0.7
Foods	0.6
Insurance	0.5
Healthcare-Products	0.5
Oil & Gas Services	0.5
Specialty Retail	0.4
Aerospace & Defense	0.4
Software	0.3
Chemicals	0.3
Energy Equipment & Services	0.3
Hotels, Restaurants & Leisure	0.3
Miscellaneous Manufacturing	0.3
Health Care Providers & Services	0.2
Collateralized Loan Obligations	0.2
Diversified Telecommunication Services	0.2
Real Estate	0.2
Airlines	0.2
Containers & Packaging	0.2
Iron/Steel	0.2
Internet	0.2
Multiline Retail	0.1
Auto Parts & Equipment	0.1
IT Services	0.1
Commercial Services	0.1
Lodging	0.1
Semiconductors	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Life Sciences Tools & Services	0.1%
Commercial Services & Supplies	0.1
Metals & Mining	0.1
Forest Products & Paper	0.1
Environmental Control	0.1
Transportation	0.1
Retail & Merchandising	0.1
Oil, Gas and Consumable Fuels	0.1
Food & Staples Retailing	0.1
Put Options	0.1

Machinery	0.1%
Electronics	0.1
Home Builders	0.1
U.S. Government Agency Obligation – Short	(1.0)

106.1
Options Written	(0.1)
Liabilities in excess of other assets	(6.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$5,403,914	*	Due from/to broker — variation margin futures	$2,611,781	*
Interest rate contracts	Unaffiliated investments	2,381,298		Options written outstanding, at value	2,009,969
Interest rate contracts	Due from/to broker — variation margin swaps	1,622,034	*	Due from/to broker — variation margin swaps	659,964	*
Foreign exchange contracts	—	—		Options written outstanding, at value	493,551
Foreign exchange contracts	Due from/to broker — variation margin futures	152,363	*	Due from/to broker — variation margin futures	1,527,720	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	9,148,145		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,329,066
Credit contracts	Due from/to broker — variation margin swaps	108,602	*	Due from/to broker — variation margin swaps	748,046	*

Total		$18,816,356			$11,380,097

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(9,386,298)	$29,930,374	$13,458,975	$5,033,597	$—	$39,036,648
Foreign exchange contracts	(1,199,824)	4,623,511	8,076,290	—	2,104,382	13,604,359
Equity contracts	—	31,425	(10,287)	—	—	21,138
Credit contracts	—	—	—	2,082,637	—	2,082,637

Total	$(10,586,122)	$34,585,310	$21,524,978	$7,116,234	$2,104,382	$54,744,782

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$861,123	$675,040	$3,887,247	$962,070	$—	$6,385,480
Foreign exchange contracts	248,092	(66,504)	(3,776,263)	—	4,498,942	904,267
Credit contracts	92,508	—	—	(673,186)	—	(580,678)

Total	$1,201,723	$608,536	$110,984	$288,884	$4,498,942	$6,709,069

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(4)	Forward Foreign Currency Exchange Contracts- Sold(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements- Buy Protection(2)	Credit Default Swap Agreements- Sell Protection(2)
$965,467	$43,651	$2,149,952,443	$2,306,814,971	$79,964,083	$217,857,627	$154,091	$10	$101,575

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$834,520	$(105,108)	$—	$729,412
Barclays Capital Group	4,344,978	(874,669)	—	3,470,309
BNP Paribas	4,978	—	—	4,978
Citigroup Global Markets	3,967,826	(2,349,289)	—	1,618,537
UBS AG	14,929	—	—	14,929

	$9,167,231

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(105,108)	$105,108	$—	$—
Barclays Capital Group	(874,669)	874,669	—	—
BNP Paribas	—	—	—	—
Citigroup Global Markets	(2,349,289)	2,349,289	—	—
UBS AG	—	—	—	—

	$(3,329,066)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $169,653,053:
Unaffiliated investments (cost $3,412,988,507)	$3,338,566,424
Affiliated investments (cost $258,375,805)	258,375,805
Cash	431,155
Foreign currency, at value (cost $9,411,406)	9,341,650
Deposit with Broker for futures and centrally cleared swaps.	37,485,600
Receivable for investments sold	103,084,114
Dividends and interest receivable	24,639,942
Unrealized appreciation on OTC forward foreign currency contracts	9,148,145
Due from broker-variation margin futures	2,027,544
Receivable for fund share sold	1,218,938
Tax reclaim receivable	368,858
Prepaid expenses	29,571

Total Assets	3,784,717,746

LIABILITIES:
Payable for investments purchased.	209,973,563
Payable to broker for collateral for securities on loan	173,380,262
U.S. Government Agency Obligations - Short (premiums received $34,763,930)	34,769,072
Unrealized depreciation on OTC forward foreign currency contracts	3,329,066
Options written outstanding, at value (premiums received $3,518,531)	2,503,520
Due to broker-variation margin swaps	1,143,501
Advisory fees payable	437,626
Accrued expenses and other liabilities	305,266
Payable for fund share repurchased	99,014
Distribution fee payable	91,357
Affiliated transfer agent fee payable	340

Total Liabilities	426,032,587

NET ASSETS	$3,358,685,159

Net assets were comprised of:
Paid-in capital	$2,894,557,837
Retained earnings	464,127,322

Net assets, December 31, 2015	$3,358,685,159

Net asset value and redemption price per share, $3,358,685,159 / 293,208,352 outstanding shares of beneficial interest.	$11.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$129,519,016
Affiliated income from securities lending, net	599,074
Unaffiliated dividend income	457,943
Affiliated dividend income	285,740

130,861,773

EXPENSES
Advisory fees	21,781,288
Distribution fee	6,370,515
Custodian and accounting fees	663,000
Trustees’ fees	46,000
Insurance expenses	44,000
Audit fee	42,000
Loan interest expense	23,515
Commitment fee on syndicated credit agreement	23,000
Shareholders’ reports	21,000
Legal fees and expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Miscellaneous	15,765

Total expenses	29,057,083
Less: advisory fee waivers and/or expense reimbursement	(7,414,657)

Net expenses	21,642,426

NET INVESTMENT INCOME	109,219,347

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	22,394,864
Futures transactions	21,524,978
Options written transactions	34,585,310
Swap agreements transactions	7,116,234
Foreign currency transactions	(6,100,370)

79,521,016

Net change in unrealized appreciation (depreciation) on:
Investments	(155,456,489)
Futures	110,984
Options written.	608,536
Swap agreements	288,884
Foreign currencies	4,884,935

(149,563,150)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(70,042,134)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,177,213

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$109,219,347	$98,989,021
Net realized gain on investment and foreign currency transactions	79,521,016	33,129,621
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(149,563,150)	100,224,518

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,177,213	232,343,160

FUND SHARE TRANSACTIONS:
Fund share sold [40,375,787 and 62,552,374 shares, respectively]	464,480,235	699,150,008
Fund share repurchased [82,408,907 and 23,958,074 shares, respectively]	(942,725,281)	(265,614,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(478,245,046)	433,535,281

TOTAL INCREASE (DECREASE) IN NET ASSETS	(439,067,833)	665,878,441
NET ASSETS:
Beginning of year	3,797,752,992	3,131,874,551

End of year	$3,358,685,159	$3,797,752,992

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 91.8% FOREIGN BONDS — 38.0%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Argentina — 0.5%
YPF SA, Sr. Unsec’d. Notes, 144A	8.750%	04/04/24	760	$737,200

Brazil — 4.1%
CIMPOR Financial Operations BV, Gtd. Notes, 144A	5.750%	07/17/24	260	172,900
Gerdau Trade, Inc., Gtd. Notes, 144A	4.750%	04/15/23	290	203,000
GTL Trade Finance, Inc., Gtd. Notes, 144A	7.250%	04/16/44	310	199,950
Itau Unibanco Holding SA, Sr. Unsec’d. Notes, 144A	2.850%	05/26/18	780	741,780
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750%	06/15/25	690	600,300
Klabin Finance SA, Gtd. Notes, 144A	5.250%	07/16/24	220	195,800
Marfrig Holdings Europe BV, Gtd. Notes, 144A	6.875%	06/24/19	360	321,300
Marfrig Holdings Europe BV, Sr. Unsec’d. Notes, RegS	8.375%	05/09/18	270	259,200
Marfrig Overseas Ltd., Gtd. Notes, 144A	9.500%	05/04/20	140	137,200
Odebrecht Finance Ltd., Gtd. Notes, 144A	5.250%	06/27/29	756	364,770
Oi Brasil Holdings Cooperatief UA, Sr. Unsec’d. Notes, 144A(a)	5.750%	02/10/22	287	130,585
Oi Brasil Holdings Cooperatief UA, Sr. Unsec’d. Notes, RegS	5.750%	02/10/22	204	92,820
Petrobras Global Finance BV, Gtd. Notes(a)	4.375%	05/20/23	1,260	831,600
Petrobras Global Finance BV, Gtd. Notes(a)	5.375%	01/27/21	896	667,520
Petrobras Global Finance BV, Gtd. Notes	5.625%	05/20/43	420	255,150
Petrobras Global Finance BV, Gtd. Notes	6.750%	01/27/41	429	274,560
Petrobras Global Finance BV, Gtd. Notes)	6.850%	06/05/2115	260	168,350
Vale Overseas Ltd., Gtd. Notes(a)	6.875%	11/21/36	546	381,676
Virgolino de Oliveira Finance SA, Gtd. Notes, RegS(i)	10.500%	01/28/18	2,001	52,626

				6,051,087

Chile — 2.6%
AES Gener SA, Sr. Unsec’d. Notes, 144A	5.250%	08/15/21	324	332,288
Banco del Estado de Chile, Sr. Unsec’d. Notes, 144A	3.875%	02/08/22	185	183,203
Celulosa Arauco y Constitucion SA, Sr. Unsec’d. Notes	4.750%	01/11/22	354	360,295
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A(a)	3.000%	07/17/22	1,421	1,276,321
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, RegS(a)	3.000%	07/17/22	231	207,481
Empresa Nacional de Telecomunicaciones SA, Sr. Unsec’d. Notes, 144A	4.875%	10/30/24	270	259,216
GNL Quintero SA, Sr. Unsec’d. Notes, 144A	4.634%	07/31/29	257	242,886
Inversiones CMPC SA, Gtd. Notes, 144A	4.500%	04/25/22	486	473,311
Inversiones CMPC SA, Gtd. Notes, RegS	4.500%	04/25/22	146	142,188
Inversiones CMPC SA, Unsec’d. Notes, 144A(a)	4.375%	05/15/23	380	359,219

				3,836,408

China — 5.8%
China Overseas Finance Cayman V Ltd., Gtd. Notes	3.950%	11/15/22	1,170	1,159,777
CNOOC Curtis Funding No. 1 Pty Ltd., Gtd. Notes, RegS	4.500%	10/03/23	780	805,345
CRCC Yuxiang Ltd., Gtd. Notes	3.500%	05/16/23	300	290,788

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

FOREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
China (continued)
Export-Import Bank of China (The), Sr. Unsec’d. Notes, RegS	3.625%	07/31/24	950	$968,895
Export-Import Bank of China (The) via Avi Funding Co. Ltd., Sr. Unsec’d. Notes, 144A	2.850%	09/16/20	740	736,708
Industrial & Commercial Bank of China Ltd., Sr. Unsec’d. Notes, MTN	3.231%	11/13/19	440	447,149
Sinopec Group Overseas Development 2013 Ltd., Gtd. Notes, RegS	4.375%	10/17/23	220	227,492
Sinopec Group Overseas Development 2014 Ltd., Gtd. Notes, 144A(a)	4.375%	04/10/24	2,450	2,531,200
State Grid Overseas Investment 2013 Ltd., Gtd. Notes, 144A	3.125%	05/22/23	420	411,549
Three Gorges Finance I Cayman Islands Ltd., Gtd. Notes, 144A	3.700%	06/10/25	810	817,368
Three Gorges Finance I Cayman Islands Ltd., Gtd. Notes, 144A	3.700%	06/10/25	200	201,819

				8,598,090

Colombia — 0.7%
Banco Bilbao Vizcaya Argentaria Colombia SA, Sub. Notes, 144A	4.875%	04/21/25	370	354,275
Ecopetrol SA, Sr. Unsec’d. Notes	5.875%	05/28/45	300	213,000
Pacific Exploration & Production Corp., Gtd. Notes, 144A	5.125%	03/28/23	1,260	252,000
Pacific Exploration and Production Corp., Sr. Unsec’d. Notes, RegS	7.250%	12/12/21	124	24,800
Transportadora de Gas Internacional SA ESP, Sr. Unsec’d. Notes, RegS	5.700%	03/20/22	262	262,655

				1,106,730

Hungary — 0.6%
Magyar Export-Import Bank Zrt, Gov’t. Gtd. Notes, 144A	4.000%	01/30/20	890	895,611

India — 1.5%
Bharti Airtel International Netherlands BV, Gtd. Notes, 144A	5.350%	05/20/24	400	419,914
Bharti Airtel Ltd., Sr. Unsec’d. Notes, 144A	4.375%	06/10/25	320	312,733
ONGC Videsh Ltd., Gtd. Notes	4.625%	07/15/24	380	386,365
Reliance Holding USA, Inc., Gtd. Notes, RegS	5.400%	02/14/22	746	806,758
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A	6.000%	01/31/19	520	329,127

				2,254,897

Indonesia — 2.4%
Pelabuhan Indonesia II PT, Sr. Unsec’d. Notes, 144A	4.250%	05/05/25	890	790,631
Pelabuhan Indonesia III PT, Sr. Unsec’d. Notes, RegS	4.875%	10/01/24	500	471,250
Pertamina Persero PT, Sr. Unsec’d. Notes, 144A	4.300%	05/20/23	500	454,515
Pertamina Persero PT, Sr. Unsec’d. Notes, RegS	6.000%	05/03/42	1,408	1,152,866
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	5.500%	11/22/21	755	769,156

				3,638,418

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

FOREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Kazakhstan — 0.5%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, RegS	7.000%		05/05/20		750	$794,097

Malaysia — 0.4%
Petronas Capital Ltd., Gtd. Notes, RegS	5.250%		08/12/19		579	623,897

Mexico — 7.3%
Alfa SAB de CV, Sr. Unsec’d. Notes, 144A	6.875%		03/25/44		200	185,500
America Movil SAB de CV, Gtd. Notes	5.000%		03/30/20		120	130,216
Axtel SAB de CV, Sr. Sec’d. Notes, 144A	9.000%		01/31/20		574	595,525
Axtel SAB de CV, Sr. Sec’d. Notes, CVT, 144A	8.000%		01/31/20	MXN	1,929	235,095
Banco Nacional de Comercio Exterior SNC, Sr. Unsec’d. Notes, 144A	4.375%		10/14/25		1,445	1,426,937
Cemex SAB de CV, Sr. Sec’d. Notes, 144A(a)	5.700%		01/11/25		400	334,500
Cemex SAB de CV, Sr. Sec’d. Notes, 144A(a)	6.125%		05/05/25		410	350,550
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A	4.875%		01/15/24		430	423,550
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A	6.125%		06/16/45		380	348,650
Empresas ICA SAB de CV, Gtd. Notes, 144A(i)	8.875%		05/29/24		998	207,085
Mexichem SAB de CV, Gtd. Notes, 144A	5.875%		09/17/44		230	192,625
Mexichem SAB de CV, Gtd. Notes, RegS	4.875%		09/19/22		200	199,000
Petroleos Mexicanos, Gtd. Notes(a)	4.875%		01/24/22		1,044	1,004,850
Petroleos Mexicanos, Gtd. Notes	4.875%		01/18/24		2,980	2,778,850
Petroleos Mexicanos, Gtd. Notes	5.500%		06/27/44		743	558,989
Petroleos Mexicanos, Gtd. Notes	6.500%		06/02/41		1,881	1,626,125
Petroleos Mexicanos, Gtd. Notes, 144A	5.625%		01/23/46		330	252,516

						10,850,563

Morocco — 0.9%
OCP SA, Sr. Unsec’d. Notes, 144A	4.500%		10/22/25		780	725,500
OCP SA, Sr. Unsec’d. Notes, 144A	5.625%		04/25/24		600	608,850

						1,334,350

Peru — 0.9%
BBVA Banco Continental SA, Sub. Notes, 144A	5.250	%(c)	09/22/29		130	126,100
Cementos Pacasmayo SAA, Gtd. Notes, 144A	4.500%		02/08/23		270	251,775
Cementos Pacasmayo SAA, Gtd. Notes, RegS	4.500%		02/08/23		100	93,250
Southern Copper Corp., Sr. Unsec’d. Notes	6.750%		04/16/40		43	36,780
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%		07/27/35		150	140,219
Transportadora de Gas del Peru SA, Sr. Unsec’d. Notes, 144A	4.250%		04/30/28		670	626,450

						1,274,574

Qatar — 0.2%
Ooredoo International Finance Ltd., Gtd. Notes, 144A	4.750%		02/16/21		264	289,410

Russia — 4.5%
Evraz Group SA, Sr. Unsec’d. Notes, 144A	6.500%		04/22/20		970	908,890
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, RegS	8.146%		04/11/18		1,440	1,549,653
Lukoil International Finance BV, Gtd. Notes, RegS	6.656%		06/07/22		726	744,999
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes, RegS	5.298%		12/27/17		400	400,520

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

FOREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Russia (continued)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes, RegS	6.299%		05/15/17		250	$254,005
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes, RegS	7.750%		05/29/18		630	660,738
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sub. Notes, RegS	6.000%	(c)	06/03/21		1,900	1,803,100
VimpelCom Holdings BV, Gtd. Notes, RegS	7.504%		03/01/22		380	380,000

						6,701,905

Singapore — 0.4%
Puma International Financing SA, Gtd. Notes, 144A	6.750%		02/01/21		560	550,760

South Africa — 1.0%
Eskom Holdings SOC Ltd., Sr. Unsec’d. Notes, 144A	6.750%		08/06/23		800	694,000
Eskom Holdings SOC Ltd., Sr. Unsec’d. Notes, RegS	7.125%		02/11/25		370	320,050
Myriad International Holdings BV, Gtd. Notes, 144A	5.500%		07/21/25		480	461,775

						1,475,825

Trinidad & Tobago — 0.4%
Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsec’d. Notes, 144A	9.750%		08/14/19		460	478,400
Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsec’d. Notes, RegS	9.750%		08/14/19		100	104,000

						582,400

Tunisia — 0.1%
Banque Centrale de Tunisie SA, Sr. Unsec’d. Notes, 144A	5.750%		01/30/25		240	207,713

Turkey — 1.1%
Export Credit Bank of Turkey, Sr. Unsec’d. Notes, 144A	5.000%		09/23/21		350	343,487
Export Credit Bank of Turkey, Sr. Unsec’d. Notes, 144A	5.875%		04/24/19		880	908,809
Mersin Uluslararasi Liman Isletmeciligi A/S, Sr. Unsec’d. Notes, 144A	5.875%		08/12/20		440	450,155

						1,702,451

Venezuela — 2.1%
Petroleos de Venezuela SA, Gtd. Notes, RegS	6.000%		05/16/24		1,560	581,100
Petroleos de Venezuela SA, Gtd. Notes, RegS	9.000%		11/17/21		6,360	2,547,180

						3,128,280

TOTAL FOREIGN BONDS (cost $65,669,130)						56,634,666

SOVEREIGN ISSUES — 53.8%
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A	5.875%		06/11/25		350	303,345
Mexican Bonos (Mexico), Bonds	6.500%		06/09/22	MXN	22,092	1,319,012
Republic of Argentina (Argentina), Bonds(a)	7.000%		04/17/17		2,260	2,274,043
Republic of Argentina (Argentina), Sr. Unsec’d. Notes(i)	8.280%		12/31/33		855	983,530

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SOVEREIGN ISSUES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Republic of Armenia (Armenia), Sr. Unsec’d. Notes, RegS	6.000%	09/30/20	760	$736,919
Republic of Cameroon International Bond (Cameroon), Sr. Unsec’d. Notes, 144A	9.500%	11/19/25	200	186,000
Republic of Chile (Chile), Sr. Unsec’d. Notes	3.250%	09/14/21	193	199,851
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	2.625%	03/15/23	1,000	878,500
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	6.125%	01/18/41	1,037	1,000,705
Republic of Costa Rica (Costa Rica), Sr. Unsec’d. Notes, 144A	7.000%	04/04/44	1,060	883,775
Republic of Croatia (Croatia), Sr. Unsec’d. Notes, 144A	5.500%	04/04/23	210	213,192
Republic of Croatia (Croatia), Sr. Unsec’d. Notes, 144A	6.625%	07/14/20	280	300,034
Republic of Croatia (Croatia), Sr. Unsec’d. Notes, RegS	5.500%	04/04/23	820	832,464
Republic of Dominican Republic (Dominican Republic), Sr. Unsec’d. Notes, 144A	5.500%	01/27/25	1,840	1,771,000
Republic of Dominican Republic (Dominican Republic), Sr. Unsec’d. Notes, 144A	6.850%	01/27/45	900	848,250
Republic of Dominican Republic (Dominican Republic), Sr. Unsec’d. Notes, RegS	7.500%	05/06/21	570	611,325
Republic of Ecuador (Ecuador), Sr. Unsec’d. Notes, 144A	10.500%	03/24/20	1,507	1,213,135
Republic of El Salvador (El Salvador), Unsec’d. Notes, 144A	6.375%	01/18/27	330	278,850
Republic of Gabon (Gabon), Bonds, 144A	6.375%	12/12/24	310	246,010
Republic of Gabon (Gabon), Sr. Unsec’d. Notes, 144A	6.950%	06/16/25	400	318,080
Republic of Ghana (Ghana), Gov’t. Gtd. Notes, 144A	10.750%	10/14/30	580	588,410
Republic of Ghana (Ghana), Sr. Unsec’d. Notes, 144A	8.125%	01/18/26	460	358,892
Republic of Ghana (Ghana), Sr. Unsec’d. Notes, RegS	7.875%	08/07/23	300	236,430
Republic of Honduras (Honduras), Sr. Unsec’d. Notes, RegS	7.500%	03/15/24	680	715,700
Republic of Hungary (Hungary), Sr. Unsec’d. Notes(a)	5.750%	11/22/23	3,808	4,260,771
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	01/15/24	1,920	2,056,923
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	3.750%	04/25/22	270	258,634
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.625%	04/15/43	220	188,870
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	5.250%	01/17/42	5,411	4,886,165
Republic of Ivory Coast (Ivory Coast), Sr. Unsec’d. Notes, 144A	5.375%	07/23/24	860	762,889
Republic of Ivory Coast (Ivory Coast), Sr. Unsec’d. Notes, 144A	6.375%	03/03/28	420	382,234
Republic of Jamaica (Jamaica), Sr. Unsec’d. Notes	6.750%	04/28/28	490	486,325
Republic of Jamaica (Jamaica), Sr. Unsec’d. Notes	7.625%	07/09/25	460	488,175
Republic of Jordan (Jordan), Gov’t. Gtd. Notes, 144A	6.125%	01/29/26	530	540,070

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SOVEREIGN ISSUES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Republic of Kazakhstan (Kazakhstan), Sr. Unsec’d. Notes, RegS	3.875%	10/14/24	2,810	$2,634,375
Republic of Kenya (Kenya), Notes, 144A	5.875%	06/24/19	490	461,825
Republic of Kenya (Kenya), Sr. Unsec’d. Notes, 144A	6.875%	06/24/24	670	586,250
Republic of Lithuania (Lithuania), Sr. Unsec’d. Notes, 144A	6.125%	03/09/21	1,640	1,890,100
Republic of Mexico (Mexico), Sr. Unsec’d. Notes	4.600%	01/23/46	2,617	2,316,045
Republic of Mexico (Mexico), Sr. Unsec’d. Notes(a)	5.550%	01/21/45	660	676,500
Republic of Mexico (Mexico), Sr. Unsec’d. Notes	6.050%	01/11/40	1,970	2,157,150
Republic of Mexico (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	402	366,222
Republic of Namibia (Namibia), Sr. Unsec’d. Notes, 144A	5.250%	10/29/25	510	474,300
Republic of Nigeria (Nigeria), Sr. Unsec’d. Notes, 144A(a)	6.375%	07/12/23	140	123,200
Republic of Pakistan (Pakistan), Sr. Unsec’d. Notes, 144A	6.875%	06/01/17	290	295,803
Republic of Pakistan (Pakistan), Sr. Unsec’d. Notes, 144A	7.250%	04/15/19	330	336,100
Republic of Panama (Panama), Sr. Unsec’d. Notes	6.700%	01/26/36	17	20,188
Republic of Paraguay (Paraguay), Notes, 144A	6.100%	08/11/44	200	191,000
Republic of Paraguay (Paraguay), Sr. Unsec’d. Notes, RegS	4.625%	01/25/23	200	194,000
Republic of Peru (Peru), Sr. Unsec’d. Notes(a)	5.625%	11/18/50	1,388	1,415,760
Republic of Peru (Peru), Sr. Unsec’d. Notes(a)	6.550%	03/14/37	1,240	1,432,200
Republic of Peru (Peru), Sr. Unsec’d. Notes	7.125%	03/30/19	948	1,079,298
Republic of Philippines (Philippines), Sr. Unsec’d. Notes	3.950%	01/20/40	1,200	1,213,963
Republic of Philippines (Philippines), Sr. Unsec’d. Notes	5.000%	01/13/37	2,600	3,031,041
Republic of Philippines (Philippines), Sr. Unsec’d. Notes	6.375%	10/23/34	1,205	1,571,045
Republic of Poland (Poland), Sr. Unsec’d. Notes(a)	4.000%	01/22/24	700	736,400
Republic of Poland (Poland), Sr. Unsec’d. Notes	5.000%	03/23/22	2,900	3,215,375
Republic of Romania (Romania), Sr. Unsec’d. Notes, 144A	4.875%	01/22/24	290	311,547
Republic of Russia (Russia), Sr. Unsec’d. Notes, 144A	4.875%	09/16/23	1,000	1,016,000
Republic of Russia (Russia), Sr. Unsec’d. Notes, RegS(a)	7.500%	03/31/30	4,177	5,004,285
Republic of Senegal (Senegal), Bonds, RegS	6.250%	07/30/24	300	267,000
Republic of Sri Lanka (Sri Lanka), Sr. Unsec’d. Notes, 144A	6.000%	01/14/19	400	391,923
Republic of Turkey (Turkey), Sr. Unsec’d. Notes(a)	3.250%	03/23/23	2,500	2,290,140
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	4.250%	04/14/26	470	440,649
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	5.750%	03/22/24	250	264,130
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	6.250%	09/26/22	2,197	2,385,063
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	6.750%	05/30/40	2,451	2,724,228
Republic of Uruguay (Uruguay), Sr. Unsec’d. Notes(a)	4.375%	10/27/27	680	667,624
Republic of Uruguay (Uruguay), Sr. Unsec’d. Notes(a)	4.500%	08/14/24	384	390,227
Republic of Venezuela (Venezuela), Sr. Unsec’d. Notes	9.250%	09/15/27	2,696	1,105,360

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SOVEREIGN ISSUES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Republic of Venezuela (Venezuela), Sr. Unsec’d. Notes, RegS	7.750%	10/13/19	6,242	$2,481,195
Republic of Vietnam (Vietnam), Sr. Unsec’d. Notes, 144A(a)	4.800%	11/19/24	550	528,209
Republic of Vietnam (Vietnam), Sr. Unsec’d. Notes, RegS	6.750%	01/29/20	270	295,904
Republic of Zambia (Zambia), Sr. Unsec’d. Notes, 144A	8.970%	07/30/27	630	496,881
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS	5.625%	04/04/42	1,000	946,000

TOTAL SOVEREIGN ISSUES (cost $89,061,391)				80,033,013

TOTAL LONG-TERM INVESTMENTS (cost $154,730,521)				136,667,679

			Shares
SHORT-TERM INVESTMENT — 20.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $31,028,515; includes $21,174,471 of cash collateral for securities on loan)(b)(w)(Note 4)			31,028,515	31,028,515

TOTAL INVESTMENTS — 112.6% (cost $185,759,036)				167,696,194
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (12.6)%.				(18,818,910)

NET ASSETS — 100.0%				$148,877,284

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,723,635; cash collateral of $21,174,471 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contract	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Indian Rupee,
Expiring 01/19/16	Citigroup Global Markets	INR	86,700	$1,310,658	$1,306,345	$(4,313)
Expiring 02/12/16	Citigroup Global Markets	INR	93,597	1,386,209	1,404,681	18,472

				$2,696,867	$2,711,026	14,159

Sale Contract	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 02/12/16	Bank of America	BRL	5,586	$1,430,966	$1,391,593	$39,373
Indian Rupee,
Expiring 01/19/16	Citigroup Global Markets	INR	75,000	1,133,958	1,130,055	3,903
Mexican Peso,
Expiring 02/12/16	Barclays Capital Group	MXN	2,805	165,811	162,259	3,552
Singapore Dollar,
Expiring 02/12/16	Citigroup Global Markets	SGD	1,979	1,386,540	1,393,528	(6,988)

				$4,117,275	$4,077,435	39,840

						$53,999

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds	$—	$56,634,666	$—
Sovereign Issues	—	80,033,013	—
Affiliated Money Market Mutual Fund	31,028,515	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	53,999	—

Total	$31,028,515	$136,721,678	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Sovereign Issues	53.8%
Foreign Bonds	38.0
Affiliated Money Market Mutual Fund (14.2% represents investments purchased with collateral from securities on loan)	20.8

112.6
Liabilities in excess of other assets	(12.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	$65,300	Unrealized depreciation on OTC forward foreign currency contracts	$11,301

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Contracts(1)
Foreign exchange contracts	$172,257

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$(31,143)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Cross Currency - Exchange Contracts(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts-Sold(2)
$881,646	$1,841,931	$3,612,906

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$39,373	$—	$—	$39,373
Barclays Capital Group	3,552	—	—	3,552
Citigroup Global Markets	22,375	(11,301)	—	11,074

	$65,300

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	—	—	—	—
Citigroup Global Markets	(11,301)	11,301	—	—

	$(11,301)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $20,723,635:
Unaffiliated investments (cost $154,730,521)	$136,667,679
Affiliated investments (cost $31,028,515)	31,028,515
Foreign currency, at value (cost $156,093)	154,093
Dividends and interest receivable.	2,290,642
Unrealized appreciation on OTC forward foreign currency contracts	65,300
Receivable for fund share sold	4,687
Prepaid expenses.	1,216

Total Assets.	170,212,132

LIABILITIES:
Payable to broker for collateral for securities on loan	21,174,471
Accrued expenses and other liabilities	58,004
Advisory fees payable	46,027
Payable to custodian	35,407
Unrealized depreciation on OTC forward foreign currency contracts	11,301
Payable for fund share repurchased.	5,220
Distribution fee payable	4,078
Affiliated transfer agent fee payable	340

Total Liabilities	21,334,848

NET ASSETS	$148,877,284

Net assets were comprised of:
Paid-in capital	$165,457,344
Retained earnings	(16,580,060)

Net assets, December 31, 2015	$148,877,284

Net asset value and redemption price per share, $148,877,284 / 15,793,719 outstanding shares of beneficial interest	$9.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$8,931,636
Affiliated income from securities lending, net	157,095
Affiliated dividend income	15,824

9,104,555

EXPENSES
Advisory fees	1,256,473
Distribution fee	277,516
Custodian and accounting fees	79,000
Audit fee	39,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	7,000
Shareholders’ reports	4,000
Insurance expenses	3,000
Miscellaneous	8,076

Total expenses.	1,698,065
Less: advisory fee waivers and/or expense reimbursement	(81,898)

Net expenses.	1,616,167

NET INVESTMENT INCOME	7,488,388

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(37,265,139)
Foreign currency transactions	(2,517,302)

(39,782,441)

Net change in unrealized appreciation (depreciation) on:
Investments	22,955,306
Foreign currencies	(10,491)

22,944,815

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .	(16,837,626)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,349,238)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$7,488,388	$17,531,175
Net realized loss on investment and foreign currency transactions	(39,782,441)	(6,924,971)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	22,944,815	(16,870,547)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(9,349,238)	(6,264,343)

FUND SHARE TRANSACTIONS:
Fund share sold [1,152,712 and 15,189,328 shares, respectively]	11,125,754	158,124,845
Fund share repurchased [28,626,629 and 568,261 shares, respectively].	(274,001,767)	(5,676,618)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(262,876,013)	152,448,227

TOTAL INCREASE (DECREASE) IN NET ASSETS	(272,225,251)	146,183,884
NET ASSETS:
Beginning of year	421,102,535	274,918,651

End of year	$148,877,284	$421,102,535

SEE NOTES TO FINANCIAL STATEMENTS.

A318

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2015

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

OTC	Over-the-counter

Index:

CDX	Credit Derivative Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
bps	Basis Points
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
COLIBOR	Columbia Interbank Offered Rate
CVT	Convertible Security
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
L1	Level 1
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
PIK	Payment-in-Kind
PO	Principal Only
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
SLM	Student Loan Mortgage
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
USAID	United States Agency for International Development

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2015 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 20 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)

AST Bond Portfolio 2016
(“Bond Portfolio 2016”)

AST Bond Portfolio 2017
(“Bond Portfolio 2017”)

AST Bond Portfolio 2018
(“Bond Portfolio 2018”)

AST Bond Portfolio 2019
(“Bond Portfolio 2019”)

AST Bond Portfolio 2020
(“Bond Portfolio 2020”)

AST Bond Portfolio 2021
(“Bond Portfolio 2021”)

AST Bond Portfolio 2022
(“Bond Portfolio 2022”)

AST Bond Portfolio 2023
(“Bond Portfolio 2023”)

AST Bond Portfolio 2024
(“Bond Portfolio 2024”)

AST Bond Portfolio 2025
(“Bond Portfolio 2025”)

AST Bond Portfolio 2026
(“Bond Portfolio 2026”)

	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc. formerly, Prudential Investment Management, Inc. (“PIM”). On January 4, 2016, PIM was renamed PGIM, Inc. (“PGIM”).

AST Global Real Estate Portfolio (“Global Real Estate”)	Capital appreciation and income.	Prudential Real Estate Investors (“PREI”)

AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.	PGIM / J.P. Morgan Investment Management, Inc.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM

AST Lord Abbett Core Fixed Income Portfolio (“Lord Abbett Core Fixed Income”)	Income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

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	Objective	Subadviser(s)
AST Prudential Core Bond Portfolio (“Prudential Core Bond”)	Maximize total return, consistent with the long-term preservation of capital and liquidity needs.	PGIM

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”)	Long-term capital appreciation.	Quantitative Management Associates LLC (“QMA”)

AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.	QMA

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.	Western Asset Management Company / Western Asset Management Company Limited

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”)	Maximize total return.	Western Asset Management Company / Western Asset Management Company Limited

2. Accounting	Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities

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valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called Connecticut Avenue Securities by Fannie Mae and Structured Agency Credit Risk by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

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(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Participatory Notes/Warrants:    The Trust may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Trust may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the
P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

B4

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

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Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on the daily changes in valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios entered into CDS contracts to provide a measure of protection against defaults or take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed

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securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Portfolio’s favor, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2015, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

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Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses

B8

are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2015, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisor fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
Bond Portfolio 2016*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.09%
Bond Portfolio 2017*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.55%
Bond Portfolio 2018*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.56%
Bond Portfolio 2019*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.55%

B9

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
Bond Portfolio 2020*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.55%
Bond Portfolio 2021*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.55%
Bond Portfolio 2022*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.53%
Bond Portfolio 2023*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.54%
Bond Portfolio 2024*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.50%
Bond Portfolio 2025*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.53%
Bond Portfolio 2026*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.49%
Global Real Estate	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.91%
High Yield	0.74% first $300 million; 0.73% on next $200 million; 0.72% on next $250 million; 0.71% on next $2.5 billion; 0.70% on next $2.75 billion; 0.67% on next $4 billion; 0.65% in excess of $10 billion	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.64%
Investment Grade Bond*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.52%
Lord Abbett Core Fixed Income	0.79% first $300 million; 0.78% on next $200 million; 0.77% on next $250 million; 0.76% on next $2.5 billion; 0.75% on next $2.75 billion; 0.72% on next $4 billion; 0.70% in excess of $10 billion	0.6325% first $300 million; 0.6225% on next $200 million; 0.6125% on next $250 million; 0.6025% on next $2.5 billion; 0.5925% on next $2.75 billion; 0.5625% on next $4 billion; 0.5425% in excess of $10 billion	0.40%
Prudential Core Bond	0.69% first $300 million; 0.68% on next $200 million; 0.67% on next $250 million; 0.66% on next $2.5 billion; 0.65% on next $2.75 billion; 0.62% on next $4 billion; 0.60% in excess of $10 billion	0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% in excess of $10 billion	0.55%
QMA US Equity Alpha	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.91%
Quantitative Modeling	0.25%	0.25%	0.25%

B10

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
Western Asset Core Plus Bond	0.69% first $300 million; 0.68% on next $200 million; 0.67% on next $250 million; 0.66% on next $2.5 billion; 0.65% on next $2.75 billion; 0.62% on next $4 billion; 0.60% in excess of $10 billion	0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% in excess of $10 billion	0.39%
Western Asset Emerging Markets Debt	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.72%

	Fee Waivers and/or Expense Limitations through June 30, 2015	Fee Waivers and/or Expense Limitations effective July 1, 2015

Bond Portfolio 2016, Bond Portfolio 2017,
Bond Portfolio 2018, Bond Portfolio 2019,
Bond  Portfolio 2020, Bond Portfolio 2021,
Bond Portfolio 2022, Bond Portfolio 2023,
Bond Portfolio 2024, Bond Portfolio 2025
and Bond Portfolio 2026

	contractually limit expenses to 0.99% through June 30, 2015	contractually limit expenses to 0.93% through June 30, 2017
Investment Grade Bond	contractually limit expenses to 0.99% through June 30, 2015	contractually limit expenses to 0.99% through June 30, 2016
Lord Abbett Core Fixed Income	contractually waive 0.26% first $500 million; 0.285% next $500 million; 0.31% in excess of $1 billion through June 30, 2015 contractually waive

0.26% first $500 million;

0.285% next $500 million;

0.31% in excess of $1 billion

through October 18, 2016

contractually waive

expenses to 0.59% effective October 19, 2016 through October 31, 2016

Prudential Core Bond	contractually waive 0.00% first $500 million; 0.025% next $500 million; 0.05% in excess of $1 billion through June 30, 2015	contractually waive 0.00% first $500 million; 0.025% next $500 million; 0.05% in excess of $1 billion through June 30, 2016
Western Asset Core Plus Bond	contractually waive 0.20% through June 30, 2015	contractually waive 0.20% through June 30, 2016
Western Asset Emerging Markets Debt	contractually waive 0.05% through June 30, 2015	contractually waive 0.05% through June 30, 2016

*	Advisory fees are calculated based on an aggregation of net assets of certain Portfolios of the Trust.

AST Investment Services, Inc., PI, PGIM, PREI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other	Transactions with Affiliates

The Trust, excluding Quantitative Modeling Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

B11

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver:
	Through June 30, 2015	Effective July 1, 2015
Up to and including $ 300 million	0.10% (no waiver)	0.25% (no waiver)
Over $ 300 million up to and including $ 500 million	0.08%	0.23%
Over $ 500 million up to and including $ 750 million	0.07%	0.22%
Over $ 750 million	0.06%	0.21%

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

PGIM, an indirect, wholly-owned subsidiary of Prudential, is the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM was compensated as follows for these services:

Amount
Bond Portfolio 2017	$2,130
Bond Portfolio 2018	2,585
Bond Portfolio 2020	3,766
Bond Portfolio 2021	5,942
Bond Portfolio 2023	1,962
Bond Portfolio 2024	964
Bond Portfolio 2025	2,219
Global Real Estate	6,870
High Yield	189,034
Investment Grade Bond	101,039
Lord Abbett Core Fixed Income	153,605
Prudential Core Bond	90,427
Western Asset Core Plus Bond	178,934
Western Asset Emerging Markets Debt	46,940

B12

The following Portfolio is due reimbursements by Prudential of foreign withholding taxes for certain countries due to the Portfolio’s status as partnerships for tax purposes.

	2014 Withholding Tax	2015 Withholding Tax	Total
Global Real Estate	$50,888	$81,837	$132,725

5. Portfolio	Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2015, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2016	$16,448,231	$7,179,698
Bond Portfolio 2017	30,209,027	55,049,181
Bond Portfolio 2018	42,470,212	82,826,427
Bond Portfolio 2019	22,310,554	31,486,607
Bond Portfolio 2020	56,861,535	65,125,094
Bond Portfolio 2021	92,906,677	97,616,178
Bond Portfolio 2022	71,662,804	41,665,990
Bond Portfolio 2023	20,629,952	196,753,066
Bond Portfolio 2024	22,918,282	155,405,227
Bond Portfolio 2025	406,155,896	139,825,661
Bond Portfolio 2026	112,466,835	54,304,523
Global Real Estate	423,910,701	535,615,143
High Yield	1,015,951,767	686,558,762
Investment Grade Bond	3,511,892,988	1,652,174,999
Lord Abbett Core Fixed Income	7,835,305,530	8,604,164,929
Prudential Core Bond	9,647,974,374	10,175,583,237
QMA US Equity Alpha	994,149,334	1,014,179,390
Quantitative Modeling	725,677,479	491,006,762
Western Asset Core Plus Bond	4,996,902,260	5,468,896,809
Western Asset Emerging Markets Debt	82,467,718	320,299,917

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2015, is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Quantitative Modeling
AB Global Bond	$—	$25,112,714	$1,840,401	$—	$23,226,355
AQR Emerging Markets Equity	1,900,954	879,247	1,229,915	—	1,335,115
AQR Large-Cap	78,381,359	57,181,512	24,456,880	—	111,926,620
Blackrock / Loomis Sayles Bond	—	10,519,122	771,316	—	9,633,834
Blackrock Low Duration Bond	3,561,722	3,474,582	1,043,736	—	5,999,389
Boston Partners Large-Cap Value	14,700,835	15,427,401	5,302,170	—	23,558,310
ClearBridge Dividend Growth	39,187,872	12,395,062	25,781,150	—	24,692,195
Goldman Sachs Global Income	—	16,729,764	1,329,226	—	15,455,038
Goldman Sachs Large Cap Value	19,636,237	11,833,200	11,727,489	—	29,256,823
Goldman Sachs Mid-Cap Growth	1,400,777	1,248,480	462,695	—	3,731,493
Goldman Sachs Small-Cap Value	2,722,311	—	—	—	2,572,750
Goldman Sachs Strategic Income	9,235,433	8,011,388	7,390,156	—	9,625,686
Herndon Large-Cap Value	14,003,838	8,835,338	4,102,092	—	17,493,401
High Yield	3,767,381	9,518,353	1,931,881	—	10,904,357
International Growth	46,896,821	25,419,885	20,311,158	—	52,804,129
International Value	46,411,792	26,040,422	19,172,253	—	52,835,485
Investment Grade Bond	—	159,250,621	160,154,102	—	—
Jennison Large-Cap Growth	13,582,775	22,456,371	7,744,206	—	30,269,180
Large-Cap Value	14,838,756	21,873,294	5,242,516	—	29,543,096

B13

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Quantitative Modeling (continued)
Loomis Sayles Large-Cap Growth	$37,087,374	$16,662,563	$20,756,358	$—	$36,434,682
Lord Abbett Core Fixed Income	17,528,167	11,373,850	19,155,364	—	9,668,555
MFS Growth	27,601,590	13,975,376	13,153,964	—	30,456,144
MFS Large-Cap Value	14,805,451	7,657,566	4,485,267	—	17,744,522
Mid-Cap Value	1,554,375	894,773	524,834	—	1,788,842
Money Market	707,534	3,845,732	3,504,579	—	1,048,688
Neuberger Berman Core Bond	9,335,538	5,091,584	14,424,211	—	—
Neuberger Berman Mid-Cap Growth	1,408,582	759,484	539,650	—	—
Neuberger Berman/LSV Mid-Cap Value	1,550,015	888,911	512,320	—	1,808,584
Parametric Emerging Markets Equity	1,617,384	742,859	977,109	—	1,177,331
Prudential Core Bond	46,793,280	40,382,825	24,921,775	—	61,907,396
QMA Emerging Markets Equity	1,163,306	560,042	747,111	—	830,218
QMA International Core Equity	—	32,906,535	5,915,336	—	26,436,313
QMA Large-Cap	78,294,728	56,820,230	23,900,274	—	111,891,739
Small-Cap Growth	9,572,733	5,427,584	4,910,958	—	10,081,052
Small-Cap Growth Opportunities	6,304,022	7,120,662	3,258,895	—	10,084,195
Small-Cap Value	14,369,527	12,355,944	5,642,060	—	19,996,462
T. Rowe Price Equity Income	19,509,964	5,299,153	12,928,446	—	—
T. Rowe Price Large-Cap Growth	13,634,811	15,035,707	5,720,106	—	24,524,240
T. Rowe Price Natural Resources	714,499	357,204	777,733	—	202,056
Wellington Global Bond	—	20,922,215	1,585,018	—	19,374,504
Western Asset Core Plus Bond	33,898,143	28,915,773	18,633,247	—	44,428,232
Western Asset Emerging Markets Debt	5,438,312	1,474,151	4,038,805	—	2,740,701

	$653,118,198	$725,677,479	$491,006,762	$—	$887,487,712

Written options transactions, during the year or period ended December 31, 2015, were as follows:

	AST Bond Portfolio 2016		AST Bond Portfolio 2017
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	12,400,000	$5,703
Written options	33,720,000	10,688	269,640,000	217,883
Expired options	(2,500,000)	(1,093)	(125,100,000)	(72,200)
Closed options	(2,500,000)	(3,206)	(68,300,000)	(130,479)

Balance at end of year	28,720,000	$6,389	88,640,000	$20,907

	AST Bond Portfolio 2018		AST Bond Portfolio 2019
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	19,600,000	$9,014	7,600,000	$3,495
Written options	366,180,000	299,587	170,190,000	137,046
Expired options	(181,300,000)	(99,111)	(82,500,000)	(45,429)
Closed options	(95,600,000)	(182,480)	(43,000,000)	(82,269)

Balance at end of year	108,880,000	$27,010	52,290,000	$12,843

B14

	AST Bond Portfolio 2020		AST Bond Portfolio 2021
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	19,600,000	$9,014	29,600,000	$13,613
Written options	372,770,000	303,528	629,560,000	510,679
Expired options	(176,800,000)	(101,658)	(293,600,000)	(169,723)
Closed options	(95,300,000)	(182,163)	(159,600,000)	(305,658)

Balance at end of year	120,270,000	$28,721	205,960,000	$48,911

	AST Bond Portfolio 2022		AST Bond Portfolio 2023
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	10,000,000	$4,599	29,600,000	$13,613
Written options	363,100,000	284,460	160,000,000	153,506
Expired options	(152,000,000)	(95,732)	(96,100,000)	(52,806)
Closed options	(83,800,000)	(162,469)	(63,700,000)	(106,841)

Balance at end of year	137,300,000	$30,858	29,800,000	$7,472

	AST Bond Portfolio 2024		AST Bond Portfolio 2025
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	24,800,000	$11,406	12,400,000	$5,703
Written options	74,970,000	86,282	1,280,070,000	975,571
Expired options	(45,800,000)	(27,600)	(607,900,000)	(319,911)
Closed options	(43,000,000)	(67,304)	(270,400,000)	(556,058)

Balance at end of year	10,970,000	$2,784	414,170,000	$105,305

	AST Bond Portfolio 2026		AST Investment Grade Bond Portfolio
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of period	—	$—	172,800,000	$79,471
Written options	251,910,000	189,711	6,577,710,000	5,637,948
Expired options	(116,500,000)	(61,208)	(2,044,000,000)	(1,605,084)
Closed options	(49,600,000)	(106,699)	(1,529,100,000)	(3,194,900)

Balance at end of period	85,810,000	$21,804	3,177,410,000	$917,435

	AST Prudential Core Bond Portfolio		AST Western Asset Core Plus Bond
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	1,432,800,000	$996,314	13,429,250	$2,889,283
Written options	297,500,160,000	7,132,318	537,231,250	42,773,953
Expired options	(3,253,250,000)	(2,806,500)	(408,223,600)	(34,499,374)
Closed options	(294,862,910,000)	(3,362,756)	(41,542,400)	(7,645,331)

Balance at end of year	816,800,000	$1,959,376	100,894,500	$3,518,531

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

B15

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios (excluding Bond Portfolio 2026), along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2015. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
Bond Portfolio 2017	$940,000	1.44%	1	$940,000	$—
Bond Portfolio 2018	411,263	1.42%	19	968,000	—
Bond Portfolio 2019	540,429	1.42%	7	711,000	—
Bond Portfolio 2020	476,583	1.43%	12	2,697,000	—
Bond Portfolio 2021	642,571	1.45%	35	3,667,000	—
Bond Portfolio 2022	1,046,545	1.43%	11	2,278,000	—
Bond Portfolio 2023	29,922,154	1.43%	13	55,771,000	—
Bond Portfolio 2024	10,272,674	1.43%	46	53,677,000	—
Bond Portfolio 2025	14,214,778	1.44%	9	34,133,000	—
Global Real Estate	3,372,716	1.44%	134	9,580,000	—
High Yield	1,604,000	1.44%	6	2,528,000	—
Investment Grade Bond	24,796,280	1.45%	25	96,040,000	—
Lord Abbott Core Fixed
Income	11,593,000	1.43%	1	11,593,000	—
QMA US Equity Alpha	1,203,000	1.45%	4	3,768,000	—
Western Asset Core Plus Bond	53,198,909	1.45%	11	140,460,000	—

8.	Revision to Certain Prior Year Information

Included in the Statement of Changes and Financial Highlights of each of the Bond Portfolios 2016 through 2024, Investment Grade Bond and Prudential Core Bond, are revisions to prior years “Interest Income” and “Realized/Unrealized gain/(loss) on Investments”. The revisions relate to adjusting the amounts previously presented for the effect of amortization of premium and accretion of discount on certain fixed income securities. The revision does not impact the results of operations or net assets and is not material to the financial statements taken as a whole.

9.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

B16

10.	Ownership

As of December 31, 2015, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

11.	Reorganization

On June 15, 2015, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the AST Neuberger Berman Core Bond Portfolio (“Merged Portfolio”) for shares of Lord Abbett Core Fixed Income (“Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio. Shareholders approved the Plan at a meeting on October 5, 2015 and the reorganization took place on October 16, 2015.

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

On reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Cost	Total Investment Value
AST Neuberger Berman Core Bond Portfolio	$115,388,974	$115,202,126

The acquisition was accomplished by a tax-free exchange of the following shares on October 16, 2015:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Neuberger Berman Core Bond Portfolio	10,795,567	Lord Abbett Core Fixed Income	9,787,623	$118,039,088

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation	Acquiring Portfolio	Net Assets
AST Neuberger Berman Core Bond Portfolio	$118,039,088	$(186,848)	Lord Abbett Core Fixed Income	$1,446,468,596

Assuming the acquisition had been completed on January 1, 2015, the Acquiring Portfolio’s results of operations for the year ended December 31, 2015 were as follows:

Acquiring Portfolio	Net Investment Income(a)	Net realized and unrealized gain (loss) on investments(b)	Net increase (decrease) in net assets resulting from operations
Lord Abbett Core Fixed Income	$46,993,584	$(55,191,932)	$(8,198,348)

(a)	Net investment income as reported in the Statement of Operations of the Acquiring Portfolio, plus $11,242,004 net investment income from the Merged Portfolio pre-merger.

(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations of the Acquiring Portfolio, plus $(9,511,044) net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger.

Because both the Merged Portfolio and Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Merged Portfolio that have been included in Acquiring Portfolio’s Statement of Operations since October 16, 2015.

B17

12.	New Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Trust for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

13.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Co-Managers (PI and AST Investment Services), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B18

Financial Highlights

	AST Bond Portfolio 2016
	Year Ended December 31,
	2015	2014	2013		2012		2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$8.70	$8.66	$8.71		$8.48		$10.56

Income (Loss) From Investment Operations:
Net investment income	.06	.12	.10	(d)	.06	(d)	.07	(d)
Net realized and unrealized gain (loss) on investments	(.08)	(.08)	(.15	)(e)	.28	(e)	.79	(e)

Total from investment operations	(.02)	.04	(.05)		.34		.86

Less Distributions:	—	—	—		(.11)		(2.94)

Net Asset Value, end of year	$8.68	$8.70	$8.66		$8.71		$8.48

Total Return(a)	(.23)%	.46%	(.57)%		4.17%		9.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.1	$9.6	$15.0		$49.3		$104.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.95%	.99%	.99%		.96%		.98%
Expenses Before Waivers and/or Expense Reimbursement	1.37%	2.23%	1.22%		.96%		.98%
Net investment income	.68%	1.34%	1.15	%(f)	.72	%(f)	.74	%(f)
Portfolio turnover rate(g)	203%	115%	409%		355%		368%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012 and 2011. Previously $0.06, $0.05 and $0.04, respectively (Note 8).

(e)	Revised for 2013, 2012 and 2011. Previously $(0.11), $0.29 and $0.82, respectively (Note 8).

(f)	Revised for 2013, 2012 and 2011. Previously 0.73%, 0.53% and 0.42%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2017
	Year Ended December 31,
	2015	2014	2013		2012		2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.07	$11.90	$12.15		$11.61		$10.96

Income (Loss) From Investment Operations:
Net investment income	.10	.13	.09	(d)	.06	(d)	.08	(d)
Net realized and unrealized gain (loss) on investments	(.08)	.04	(.34	)(e)	.53	(e)	1.13	(e)

Total from investment operations	.02	.17	(.25)		.59		1.21

Less Distributions:	—	—	—		(.05)		(.56)

Net Asset Value, end of year	$12.09	$12.07	$11.90		$12.15		$11.61

Total Return(a)	.17%	1.43%	(2.06)%		5.12%		11.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$114.9	$111.2	$161.8		$355.6		$508.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.89%	.87%	.80%		.78%		.80%
Expenses Before Waivers and/or Expense Reimbursement	.89%	.87%	.80%		.79%		.80%
Net investment income	.83%	1.09%	.75	%(f)	.53	%(f)	.71	%(f)
Portfolio turnover rate(g)	140%	136%	269%		422%		462%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012 and 2011. Previously $0.12, $0.08 and $0.09, respectively (Note 8).

(e)	Revised for 2013, 2012 and 2011. Previously $(0.37), $0.51 and $1.12, respectively (Note 8).

(f)	Revised for 2013, 2012 and 2011. Previously 0.97%, 0.72% and 0.76%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C19

Financial Highlights

	AST Bond Portfolio 2018
	Year Ended December 31,
	2015	2014	2013		2012		2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.34	$12.02	$12.41		$11.85		$11.91

Income (Loss) From Investment Operations:
Net investment income	.10	.13	.10	(d)	.07	(d)	.08	(d)
Net realized and unrealized gain (loss) on investments	— (e)	.19	(.49	)(f)	.60	(f)	1.40	(f)

Total from investment operations	.10	.32	(.39)		.67		1.48

Less Distributions:	—	—	—		(.11)		(1.54)

Net Asset Value, end of year	$12.44	$12.34	$12.02		$12.41		$11.85

Total Return(a)	.81%	2.66%	(3.14)%		5.72%		13.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$141.2	$167.8	$248.7		$515.6		$682.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.83%	.78%		.77%		.77%
Expenses Before Waivers and/or Expense Reimbursement	.84%	.83%	.79%		.78%		.78%
Net investment income	.80%	1.09%	.83	%(g)	.55	%(g)	.70	%(g)
Portfolio turnover rate(h)	90%	111%	311%		417%		495%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012 and 2011. Previously $0.12, $0.09 and $0.09, respectively (Note 8).

(e)	Less than $0.005 per share.

(f)	Revised for 2013, 2012 and 2011. Previously $(0.51), $0.58 and $1.39, respectively (Note 8).

(g)	Revised for 2013, 2012 and 2011. Previously 1.02%, 0.71% and 0.75%, respectively (Note 8).

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2019
	Year Ended December 31,
	2015	2014	2013		2012		2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.27	$9.85	$10.35		$11.08		$11.86

Income (Loss) From Investment Operations:
Net investment income	.03	.09	.06	(d)	.06	(d)	.19	(d)
Net realized and unrealized gain (loss) on investments	.08	.33	(.56	)(e)	.56	(e)	1.44	(e)

Total from investment operations	.11	.42	(.50)		.62		1.63

Less Distributions:	—	—	—		(1.35)		(2.41)

Net Asset Value, end of year	$10.38	$10.27	$9.85		$10.35		$11.08

Total Return(a)	1.07%	4.26%	(4.83)%		5.86%		15.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$69.4	$74.3	$116.5		$199.0		$56.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.96%	.94%	.84%		.89%		.95%
Expenses Before Waivers and/or Expense Reimbursement	.96%	.94%	.84%		.89%		.95%
Net investment income	.26%	.86%	.60	%(f)	.55	%(f)	1.75	%(f)
Portfolio turnover rate(g)	153%	153%	351%		552%		252%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012 and 2011. Previously $0.08, $0.07 and $0.16, respectively (Note 8).

(e)	Revised for 2013, 2012 and 2011. Previously $(0.58), $0.55 and $1.47, respectively (Note 8).

(f)	Revised for 2013, 2012 and 2011. Previously 0.79%, 0.65% and 1.44%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C20

Financial Highlights

	AST Bond Portfolio 2020
	Year Ended December 31,
	2015	2014	2013		2012		2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$6.55	$6.17	$6.60		$10.26		$10.01

Income (Loss) From Investment Operations:
Net investment income	.04	.07	.03	(d)	.11	(d)	.18	(d)
Net realized and unrealized gain (loss) on investments	.06	.31	(.46	)(e)	.43	(e)	1.51	(e)

Total from investment operations	.10	.38	(.43)		.54		1.69

Less Distributions:	—	—	—		(4.20)		(1.44)

Net Asset Value, end of year	$6.65	$6.55	$6.17		$6.60		$10.26

Total Return(a)	1.53%	6.16%	(6.52)%		6.32%		18.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$156.5	$163.7	$238.5		$3.7		$24.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.85%	.84%	.85%		1.00%		.96%
Expenses Before Waivers and/or Expense Reimbursement	.85%	.84%	.85%		2.38%		.96%
Net investment income	.54%	1.08%	.47	%(f)	1.30	%(f)	1.79	%(f)
Portfolio turnover rate(g)	157%	214%	415%		470%		306%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012 and 2011. Previously $0.06, $0.10 and $0.12, respectively (Note 8).

(e)	Revised for 2013, 2012 and 2011. Previously $(0.49), $0.44 and $1.57, respectively (Note 8).

(f)	Revised for 2013, 2012, and 2011. Previously 0.94%, 1.17% and 1.26%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2021
	Year Ended December 31,
	2015	2014	2013		2012		2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$14.02	$13.01	$14.00		$13.47		$11.21

Income (Loss) From Investment Operations:
Net investment income	.14	.20	.17	(d)	.14	(d)	.12	(d)
Net realized and unrealized gain (loss) on investments	.11	.81	(1.16	)(e)	.77	(e)	2.15	(e)

Total from investment operations	.25	1.01	(.99)		.91		2.27

Less Distributions:	—	—	—		(.38)		(.01)

Net Asset Value, end of year	$14.27	$14.02	$13.01		$14.00		$13.47

Total Return(a)	1.78%	7.76%	(7.07)%		6.80%		20.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$272.2	$268.0	$111.6		$381.2		$652.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.80%	.83%	.82%		.77%		.77%
Expenses Before Waivers and/or Expense Reimbursement	.80%	.83%	.82%		.78%		.78%
Net investment income	.97%	1.43%	1.26	%(f)	1.03	%(f)	.96	%(f)
Portfolio turnover rate(g)	169%	281%	341%		383%		428%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012 and 2011. Previously $0.15, $0.12 and $0.10, respectively (Note 8).

(e)	Revised for 2013, 2012 and 2011. Previously $(1.14), $0.79 and $2.17, respectively (Note 8).

(f)	Revised for 2013, 2012 and 2011. Previously 1.13%, 0.91% and 0.83%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C21

Financial Highlights

	AST Bond Portfolio 2022
	Year Ended December 31,						January 3, 2011(c) through December 31, 2011
	2015(d)	2014(d)	2013(d)		2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.88	$11.67	$12.93		$12.24		$10.00

Income (Loss) From Investment Operations:
Net investment income	.11	.15	.11	(e)	.05	(e)	.01	(e)
Net realized and unrealized gain (loss) on investments	.16	1.06	(1.37	)(f)	.67	(f)	2.23	(f)

Total from investment operations	.27	1.21	(1.26)		.72		2.24

Less Distributions:	—	—	—		(.03)		—

Net Asset Value, end of period	$13.15	$12.88	$11.67		$12.93		$12.24

Total Return(a)	2.10%	10.37%	(9.74)%		5.85%		22.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$195.1	$78.3	$109.7		$452.9		$339.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.85%	.93%	.81%		.78%		.90	%(g)
Expenses Before Waivers and/or Expense Reimbursement	.85%	.93%	.81%		.78%		.90	%(g)
Net investment income	.85%	1.22%	.87	%(h)	.44	%(h)	.09	%(g)(h)
Portfolio turnover rate(i)	178%	325%	404%		420%		585	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Revised for 2013, 2012 and 2011. Previously $0.15, $0.08 and $0.01, respectively (Note 8).

(f)	Revised for 2013, 2012 and 2011. Previously $(1.41), $0.64 and $2.23, respectively (Note 8).

(g)	Annualized.

(h)	Revised for 2013, 2012 and 2011. Previously 1.17%, 0.63% and 0.13%, respectively (Note 8).

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

	AST Bond Portfolio 2023
	Year Ended December 31,				January 3, 2012 through December 31, 2012(c)
	2015	2014	2013
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.70	$9.51	$10.59		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	— (e)	.12	.08	(f)	(.03	)(f)
Net realized and unrealized gain (loss) on investments	.31	1.07	(1.16	)(g)	.62	(g)

Total from investment operations	.31	1.19	(1.08)		.59

Net Asset Value, end of period	$11.01	$10.70	$9.51		$10.59

Total Return(a)	2.90%	12.51%	(10.20)%		5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$37.3	$244.9	$586.6		$142.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.91%	.78%	.77%		1.00	%(h)
Expenses Before Waivers and/or Expense Reimbursement	.97%	.79%	.78%		1.07	%(h)
Net investment income (loss)	.04%	1.18%	.83%		(.31	)%(h)(i)
Portfolio turnover rate(j)	323%	132%	434%		537	%(k)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)	Revised for 2013 and 2012. Previously $0.10 and $(0.02), respectively (Note 8).

(g)	Revised for 2013 and 2012. Previously $(1.18) and $0.61, respectively (Note 8).

(h)	Annualized.

(i)	Revised for 2013 and 2012. Previously 1.00% and (0.18)%, respectively (Note 8).

(j)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C22

Financial Highlights

	AST Bond Portfolio 2024
	Year Ended December 31,		January 2, 2013(c) through December 31, 2013
	2015	2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.21	$8.91	$10.00

Income (Loss) From Investment Operations:
Net investment income	.02	.11	.07
Net realized and unrealized gain (loss) on investments	.26	1.19	(1.16)

Total from investment operations	.28	1.30	(1.09)

Net Asset Value, end of period	$10.49	$10.21	$8.91

Total Return(a)	2.74%	14.59%	(10.90)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13.1	$208.3	$259.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93%	.82%	.82	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.05%	.82%	.82	%(e)
Net investment income	.22%	1.14%	.82	%(e)(f)
Portfolio turnover rate(g)	270%	165%	462	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Revised for 2013. Previously 1.10% (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)	Not annualized.

	AST Bond Portfolio 2025
	Year Ended December 31, 2015	January 2, 2014(c) through December 31, 2014

Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.51	$10.00

Income From Investment Operations:
Net investment income	.14	.11
Net realized and unrealized gain on investments	.09	1.40

Total from investment operations	.23	1.51

Net Asset Value, end of period	$11.74	$11.51

Total Return(a)	2.00%	15.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$567.5	$106.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.77%	.99	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.77%	1.11	%(e)
Net investment income	1.19%	1.04	%(e)
Portfolio turnover rate(f)	313%	325	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C23

Financial Highlights

	AST Bond Portfolio 2026
	January 2, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.10
Net realized and unrealized gain on investments	.02

Total from investment operations	.12

Net Asset Value, end of period	$10.12

Total Return(a)	1.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$115.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.89	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.91	%(e)
Net investment income	1.03	%(e)
Portfolio turnover rate(f)	283	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Global Real Estate Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.21	$9.84	$9.43	$7.57	$8.13

Income (Loss) From Investment Operations:
Net investment income	.16	.19	.12	.14	.16
Net realized and unrealized gain (loss) on investments	(.17)	1.18	.29	1.86	(.56)

Total from investment operations	(.01)	1.37	.41	2.00	(.40)

Less Distributions:	—	—	—	(.14)	(.16)

Net Asset Value, end of year	$11.20	$11.21	$9.84	$9.43	$7.57

Total Return(a)	(.09)%	13.92%	4.35%	26.81%	(5.04)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$535.7	$654.4	$595.3	$548.1	$321.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.13%	1.14%	1.16%	1.18%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.13%	1.14%	1.17%	1.18%
Net investment income	1.44%	1.62%	1.21%	1.66%	2.00%
Portfolio turnover rate	69%	57%	41%	39%	55%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C24

Financial Highlights

	AST High Yield Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.42	$8.21	$7.66	$7.21	$7.43

Income (Loss) From Investment Operations:
Net investment income	.48	.49	.48	.49	.52
Net realized and unrealized gain (loss) on investments	(.78)	(.28)	.07	.46	(.28)

Total from investment operations	(.30)	.21	.55	.95	.24

Less Distributions:	—	—	—	(.50)	(.46)

Net Asset Value, end of year	$8.12	$8.42	$8.21	$7.66	$7.21

Total Return(a)	(3.56)%	2.56%	7.18%	13.88%	3.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.4	$1,169.9	$1,563.5	$1,605.7	$1,337.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.85%	.79%	.76%	.82%	.86%
Expenses Before Waivers and/or Expense Reimbursement	.85%	.86%	.86%	.88%	.88%
Net investment income	5.63%	5.74%	6.07%	6.47%	6.71%
Portfolio turnover rate	49%	52%	63%	64%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2015	2014	2013		2012		2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$6.82	$6.39	$6.60		$6.12		$11.81

Income (Loss) From Investment Operations:
Net investment income	.16	.21	.18	(d)	.11	(d)	.09	(d)
Net realized and unrealized gain (loss) on investments	(.08)	.22	(.39	)(e)	.46	(e)	.91	(e)

Total from investment operations	.08	.43	(.21)		.57		1.00

Less Distributions:	—	—	—		(.09)		(6.69)

Net Asset Value, end of year	$6.90	$6.82	$6.39		$6.60		$6.12

Total Return(a)	1.17%	6.73%	(3.18)%		9.40%		12.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,549.7	$1,418.2	$1,321.7		$5,565.5		$13,122.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.71%	.75%	.74%		.72%		.71%
Expenses Before Waivers and/or Expense Reimbursement	.74%	.78%	.77%		.76%		.75%
Net investment income	2.28%	3.13%	2.75	%(f)	1.75	%(f)	1.59	%(f)
Portfolio turnover rate(g)	401%	281%	656%		914%		744%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012 and 2011. Previously $0.19, $0.13 and $0.11, respectively (Note 8).

(e)	Revised for 2013, 2012 and 2011. Previously $(0.40), $0.44 and $0.89, respectively (Note 8).

(f)	Revised for 2013, 2012 and 2011. Previously 2.92%, 2.07%, and 1.85%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C25

Financial Highlights

	AST Lord Abbett Core Fixed Income Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.98	$11.27	$11.50	$11.30	$10.43

Income (Loss) From Investment Operations:
Net investment income	.20	.19	.16	.14	.24
Net realized and unrealized gain (loss) on investments	(.26)	.52	(.39)	.52	.81

Total from investment operations	(.06)	.71	(.23)	.66	1.05

Less Distributions:	—	—	—	(.46)	(.18)

Net Asset Value, end of year	$11.92	$11.98	$11.27	$11.50	$11.30

Total Return(a)	(.50)%	6.30%	(2.00)%	5.93%	10.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,532.4	$2,348.7	$1,587.3	$2,545.6	$1,951.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.59%	.58%	.65%	.75%	.80%
Expenses Before Waivers and/or Expense Reimbursement	.89%	.89%	.89%	.92%	.93%
Net investment income	1.71%	1.61%	1.37%	1.39%	2.15%
Portfolio turnover rate	543%	550%	625%	580%	696%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Prudential Core Bond Portfolio
	Year Ended December 31,						October 17, 2011(c) through December 31, 2011
	2015(d)	2014(d)	2013(d)		2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.20	$10.56	$10.81		$10.14		$10.00

Income (Loss) From Investment Operations:
Net investment income	.25	.24	.22	(e)	.20	(e)	.02	(e)
Net realized and unrealized gain (loss) on investments	(.28)	.40	(.47	)(f)	.52	(f)	.12	(f)

Total from investment operations	(.03)	.64	(.25)		.72		.14

Less Distributions:	—	—	—		(.05)		—

Net Asset Value, end of period	$11.17	$11.20	$10.56		$10.81		$10.14

Total Return(a)	(.27)%	6.06%	(2.31)%		7.11%		1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,410.2	$3,994.4	$3,204.5		$3,869.6		$1,792.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.74%	.75%	.75%		.75%		.78	%(g)
Expenses Before Waivers and/or Expense Reimbursement	.78%	.78%	.79%		.82%		.84	%(g)
Net investment income	2.19%	2.23%	2.11	%(h)	1.99	%(h)	1.14	%(g)(h)
Portfolio turnover rate(i)	310%	327%	667%		532%		309	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Revised for 2013, 2012 and 2011. Previously $0.26, $0.24 and $0.02, respectively (Note 8).

(f)	Revised for 2013, 2012 and 2011. Previously $(0.51), $0.48 and $0.12, respectively (Note 8).

(g)	Annualized.

(h)	Revised for 2013, 2012 and 2011. Previously 2.46%, 2.38% and 1.38%, respectively (Note 8).

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C26

Financial Highlights

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2015(c)		2014(c)		2013(c)		2012		2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.11		$18.01		$13.60		$11.55		$11.24

Income (Loss) From Investment Operations:
Net investment income	.22		.12		.13		.13		.10
Net realized and unrealized gain on investments	.43		2.98		4.28		2.03		.29

Total from investment operations	.65		3.10		4.41		2.16		.39

Less Distributions:	—		—		—		(.11)		(.08)

Net Asset Value, end of year	$21.76		$21.11		$18.01		$13.60		$11.55

Total Return(a)	3.08%		17.21%		32.43%		18.81%		3.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$582.7		$590.5		$479.8		$416.3		$305.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.54	%(d)	1.51	%(d)	1.60	%(d)	1.78	%(d)	1.49	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.54	%(d)	1.51	%(d)	1.60	%(d)	1.78	%(d)	1.66	%(d)
Net investment income	1.01%		.74%		.84%		1.01%		.81%
Portfolio turnover rate	105%		103%		103%		137%		128%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.42%, 0.38%, 0.47%, 0.63% and 0.49% for the years December 31, 2015, 2014, 2013, 2012, and 2011, respectively.

	AST Quantitative Modeling Portfolio
	Year Ended December 31,				May 2, 2011(c) through December 31, 2011
	2015(d)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.27	$12.46	$10.18	$9.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.04)	(.03)	(.05)	.05	.01
Net realized and unrealized gain (loss) on investments	.06	.84	2.33	1.13	(1.01)

Total from investment operations	.02	.81	2.28	1.18	(1.00)

Less Distributions:	—	—	—	— (e)	—

Net Asset Value, end of period	$13.29	$13.27	$12.46	$10.18	$9.00

Total Return(a)	.15%	6.50%	22.40%	13.16%	(10.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$893.8	$658.5	$430.0	$203.6	$84.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.27%	.28%	.30%	.31%	.30	%(f)
Expenses Before Waivers and/or Expense Reimbursement	.27%	.28%	.30%	.32%	.55	%(f)
Net investment income (loss)	(.27)%	(.28)%	(.30)%	.72%	.22	%(f)
Portfolio turnover rate	63%	22%	46%	81%	264	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C27

Financial Highlights

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.33	$10.56	$10.72	$10.70	$10.51

Income (Loss) From Investment Operations:
Net investment income	.34	.32	.28	.28	.32
Net realized and unrealized gain (loss) on investments	(.22)	.45	(.44)	.53	.30

Total from investment operations	.12	.77	(.16)	.81	.62

Less Distributions:	—	—	—	(.79)	(.43)

Net Asset Value, end of year	$11.45	$11.33	$10.56	$10.72	$10.70

Total Return(a)	1.06%	7.29%	(1.49)%	7.86%	6.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,358.7	$3,797.8	$3,131.9	$2,856.0	$2,439.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.58%	.61%	.72%	.78%	.80%
Expenses Before Waivers and/or Expense Reimbursement	.78%	.79%	.79%	.82%	.83%
Net investment income	2.95%	2.94%	2.60%	2.70%	2.99%
Portfolio turnover rate	170%	245%	284%	302%	572%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31,			August 20, 2012(c) through December 31, 2012(d)
	2015(d)	2014(d)	2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.73	$9.60	$10.45	$10.00

Income (Loss) From Investment Operations:
Net investment income	.44	.49	.42	.13
Net realized and unrealized gain (loss) on investments	(.74)	(.36)	(1.27)	.32

Total from investment operations	(.30)	.13	(.85)	.45

Net Asset Value, end of period	$9.43	$9.73	$9.60	$10.45

Total Return(a)	(3.08)%	1.35%	(8.13)%	4.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$148.9	$421.1	$274.9	$293.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	.95%	.96%	.94	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.00%	1.01%	1.01	%(e)
Net investment income	4.57%	4.88%	4.26%	3.49	%(e)
Portfolio turnover rate	51%	35%	35%	6	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C28

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026 (commenced operations January 2, 2015), AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers or transfer agents were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under”Interested Trustee,” above.

E3

Board Approval of Sub-Subadvisory Agreement: AST Prudential Core Bond Portfolio & AST High Yield Portfolio-unaudited

Initial Approval of each Portfolio’s Sub-Subadvisory Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (the Trust) considered a proposed sub-subadvisory agreement (the Sub-Subadvisory Agreement) with Pramerica Investment Management Limited (PIML) (PIML is now known as PGIM Limited)), an affiliate of Prudential Investment Management, Inc. (PIM) (PIM is now known as PGIM, Inc. (PGIM)), with respect to the AST Prudential Core Bond Portfolio and the AST High Yield Portfolio, (the Portfolios). The Board, including a majority of the Trust’s trustees who are not parties to the Sub-Subadvisory Agreement or interested persons of any such party (the Independent Trustees), met on September 29-30, 2015 (the Board Meeting) and approved the Sub-Subadvisory Agreement for an initial two year period, after concluding that approval of the Sub-Subadvisory Agreement was in the best interests of the Portfolios and their beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Sub-Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolios by PIML; the fees paid by the Portfolios to Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Manager), by the Manager to PIM under the subadvisory agreements, and the fee arrangement between PIM and PIML; the potential for economies of scale that may be shared with the Portfolios and their shareholders; and other benefits to PIML. In connection with its deliberations, the Board considered information provided by the Manager and PIML at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Portfolios.

The Board determined that the overall arrangements among the Manager, PIM and PIML, which will serves as the Portfolios’ sub-subadviser pursuant to the terms of the Sub-Subadvisory Agreement, are appropriate in light of the services to be performed and the fee arrangement under the Sub-Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Sub-Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolios by PIM, the Portfolios’ existing subadviser, and those that would be provided by PIML under the Sub-Subadvisory Agreement, noting that the Sub-Subadvisory Agreement required PIML to assist PIM in day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of PIML. The Board considered that PIML has previously provided recommendations to PIM and that the Sub-Subadvisory Agreement permits PIML to trade securities for the Portfolios. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIML. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to PIML.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIML, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by PIML.

Performance

The Board noted that PIML would serve as sub-subadviser to the Portfolios and trade certain securities in certain foreign markets. The Board considered that PIML previously provided recommendations to PIM and that the Manager recommended the Sub-Subadvisory Agreement to increase PIML’s authority to trade securities.

Fee Rates

The Board considered the fee rates payable by the Manager to PIM under the subadvisory agreements for the Portfolios, and the proposed fee arrangement between PIM and PIML under the Sub-Subadvisory Agreement. The Board noted that PIM would be responsible to pay fees to PIML and that there would be no increase in the fees and expenses of the Portfolios or change in the fees paid by the Manager to PIM.

Profitability

Because the engagement of PIML is new, there is no historical profitability information with respect to the proposed sub-subadvisory arrangement. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

Because PIM will be responsible to pay fees to PIML and because there will be no increase in the fees and expenses of the Portfolios or change in the fees paid by the Manager to PIM, the Board did not consider this factor. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to PIML or its Affiliates

The Board considered potential “fall out” or ancillary benefits anticipated to be received by PIML and its affiliates in connection with the Portfolios. The Board concluded that any potential benefits to be derived by PIML included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Conclusion

After full consideration of these factors, the Board concluded that approving the Sub-Subadvisory Agreement was in the best interests of the Portfolios and their beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239684-00005-00    AST-AR-B

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2015

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AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST BlackRock Low Duration Bond Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Legg Mason Diversified Growth Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Advanced Strategies Portfolio	A1
	AST Balanced Asset Allocation Portfolio	A63
	AST BlackRock Global Strategies Portfolio	A67
	AST BlackRock/Loomis Sayles Bond Portfolio	A120
	AST BlackRock Low Duration Bond Portfolio	A174
	AST Defensive Asset Allocation Portfolio	A194
	AST FI Pyramis® Quantitative Portfolio	A197
	AST Legg Mason Diversified Growth Portfolio	A236
	AST Preservation Asset Allocation Portfolio	A248
	AST Prudential Growth Allocation Portfolio	A252
	AST RCM World Trends Portfolio	A297
	AST Schroders Global Tactical Portfolio	A322
	AST T. Rowe Price Asset Allocation Portfolio	A358
	AST T. Rowe Price Growth Opportunities Portfolio	A408
	Glossary	A434

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

AST Advanced Strategies Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.80%	7.24%	5.51%
Blended Index	-0.13	7.04	5.25
S&P 500 Index	1.39	12.55	7.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Advanced Strategies Portfolio returned 0.80%.

The net assets of the Portfolio at December 31, 2015 were $8,472.7 million.

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and other investment companies. The Portfolio is subadvised by Brown Advisory (Brown), LLC, Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc., Pacific Investment Management Company (PIMCO), Quantitative Management Associates LLC (QMA), T. Rowe Price Associates, Inc., and William Investment Management LLC (William Blair).

What were market conditions during the reporting period?

The Portfolio’s performance is measured against a custom blend of indexes (the Blended Index, defined below), which returned -0.13%. Stock and bond markets both ended the year in slightly positive territory. Domestic stocks outperformed international developed markets, which ended the year with a slightly negative return to US-dollar-based investors. Commodities and emerging market stocks experienced significant declines over the year.

What strategies or holdings affected the Portfolio’s performance?

Subadviser selection/allocation as well as tactical (short term) moves among asset classes added to performance relative to the Index. The Portfolio maintained a cautious tactical stance throughout 2015, although it had a slight stock overweighting during the first three quarters of the year. In the fourth quarter it targeted benchmark weights in domestic and foreign stocks. The allocations to a real return strategy and to commodities were below benchmark. Some of these moves were performed in the sleeve that QMA uses to try to outperform the Index by making short-term investments in a wide array of ETFs (exchange-traded funds) and futures, while also managing overall portfolio liquidity. This sleeve had a zero weight to commodities in 2015, but also had a small allocation to cash, which was held to assist with day-to-day cash flow management, and had a negative impact on its performance.

A majority of the stock subadvisers beat their respective targets. The strongest contributions came from William Blair International Growth, Loomis Sayles Large Cap Growth, T. Rowe Price Large Cap Value, LSV International Value, and Brown Growth. The four small-cap subadvisers also contributed for the period. Prudential Core Plus, PIMCO Hedged International, and PIMCO Real Return all detracted for the period.

Did the Portfolio’s use of derivatives affect performance?

Some of the Portfolio’s segments make significant use of derivatives. For example, the PIMCO Real Return Strategy sleeve uses futures contracts to gain exposure to real estate and commodities. The Portfolio’s bond sleeves use derivatives to manage portfolio risk, for liquidity, and help exploit market inefficiencies. The QMA sleeve uses ETFs and futures to manage cash flows and provide liquidity for the Portfolio, as well as to implement tactical asset allocation decisions as described above. The real return portion of the Portfolio outperformed for the period, while performance of the active overlay was flat to slightly positive.

Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Global Aggregate Bond U.S. Hedged Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Custom Extended Markets Index (10%) an unmanaged index which is comprised of equal weightings to the Barclays U.S. TIPS Index, Bloomberg Commodity Index, and the Wilshire U.S. REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. and Quantitative Management Associates LLC are registered investment advisers and Prudential Financial companies.

1

AST Balanced Asset Allocation Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.48%	6.95%	5.24%
Blended Index	0.65	7.79	6.11
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Balanced Asset Allocation Portfolio returned 0.48%.

The net assets of the Portfolio at December 31, 2015 were $10,497.4 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA). QMA along with the Strategic Investment Research Group of Prudential Investments LLC, determines the Portfolio’s asset allocation strategy.

What were market conditions during the reporting period?

The Portfolio’s performance is measured against a custom blend of indexes (the Index, defined below) that returned 0.65%. Stock and bond markets both ended the year in slightly positive territory. Domestic stocks outperformed international developed markets, which ended the year with a slightly negative return to US-dollar-based investors. Commodities and emerging market stocks experienced significant declines over the year.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations (short term changes) detracted from performance relative to the Index. Through the first half of the year, the Portfolio benefited from an overweight in stocks as both domestic and international developed stock markets outperformed the broad bond market. As concerns about China escalated in the second half of the year, the Portfolio became more defensive, positioning close to the Index weights. This move also helped relative performance as global stock markets tumbled during the summer. However, a tilt towards value stocks hurt performance as the value style trailed growth in markets of all capitalization ranges. In addition, several off-benchmark positions proved to be significant detractors, accounting for most of the tactical losses. The largest impact came from an allocation to high yield bonds, but positions in emerging market and natural resource stocks also saw sizable declines. However, exposure to these stock classes was limited because the investment team had been cautious about them even prior to 2015.

Security selection within the segments added to net value. In domestic stocks, the large-cap growth segments outperformed the Index target, while large-cap value segments underperformed, except for the MFS Value segment. Among small caps, both growth and value segments augmented performance. In international stocks, developed market segments added value, while emerging market segments detracted. Bond performance largely detracted from relative performance, except for the allocation to the AST Western Asset Core Plus Bonds segment.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance as both stock and bond markets produced better returns than cash.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s fund of funds structure is managed by QMA with an actively managed segment that uses derivatives to gain market exposure. This is used to manage cash flows and to provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio and had not material impact on performance.

Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

2

AST BlackRock Global Strategies Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-3.00%	3.42%
Blended Index	-1.89	4.08
S&P 500 Index	1.39	11.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST BlackRock Global Strategies Portfolio returned -3.00%.

The net assets of the Portfolio at December 31, 2015 were $2,221.4 million.

The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk. The Portfolio is subadvised by BlackRock Investment Management, LLC., and BlackRock International, Ltd.

What were market conditions during the reporting period?

Trends in monetary policy and economic growth at both the global and local levels were the key drivers of asset prices in 2015. Growth trends were mixed, with United States and European recoveries persisting, while emerging economies like China continued to battle structural headwinds. European stocks were among the best in developed markets into midyear as the European Central Bank’s January quantitative easing announcement exceeded expectations, but expectations for further easing in the second half of the year were not realized. In the US, the prospect of monetary tightening cast a long shadow over stock markets. Energy markets also had a difficult year, with prices continuing to fall due to a combination of weak emerging market growth, a strengthening US dollar, and oversupply.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s custom benchmark (the Index, defined below) returned -1.89%. Throughout the year, the Portfolio remained overweight in stocks relative to bonds compared with the Index composition. This was consistent with the subadviser’s view that improving economic growth and easy monetary policy would support share prices. A long-held underweight in corporate bonds contributed positively, as increasing volatility placed downward pressure on prices, particularly those of high yield and distressed bonds. In the third quarter, the Portfolio took profits on an intermediate-term overweight in Australian bonds because of their easing monetary policy and slowing economic activity; the Portfolio no longer holds Australian bonds. Early in the year, the Portfolio benefited from its stock overweight, which was largely expressed using currency-hedged European and Japanese issues; however, this overweight detracted from performance later in the year as volatility increased and a global growth scare led to a significant selloff in August. Individual industry emphases also detracted from performance in aggregate, although an underweight in industrials was a lone bright spot. Although yields rose over the year, an underweight in US Treasuries during the third quarter detracted as Treasury yields fell beyond expectations, pushed lower by fears of declining Chinese and global growth.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used derivatives throughout the period to augment or reduce strategic allocations and to implement short-term views, as well as for risk management throughout the period. Overall, the derivatives contributed positively to performance, although not materially.

Blended Index consists of MSCI All Country World Index (GD) (40%) a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays U.S. Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Barclays U.S. High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trusts, and Bloomberg Commodity Index (5%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-2.11%	2.47%	4.53%
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST BlackRock/Loomis Sayles Bond Portfolio returned -2.11%.

The net assets of the Portfolio at December 31, 2015 were $3,773.4 million.

The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited, and Loomis Sayles & Company, LP.

What were market conditions during the reporting period?

The substantial, sustained strengthening of the US dollar coupled with falling commodity prices and the prospect of rising US interest rates resulted in significant performance headwinds for fixed-income markets. Increased issuance of corporate bonds, increased merger and acquisitions activity, and commodity volatility contributed to weakness in the energy, media, and metals and mining sectors. China dominated the third quarter with the boom/bust of its equity market, bungled intervention, and a one-off revaluation of the country’s currency, which sent global markets into a tailspin. In what some consider to have been a missed opportunity, the Federal Open Market Committee (FOMC) opted to keep short-term rates unchanged in September due to recent global economic and market turbulence. Consequently, investor uncertainty surrounding global growth and the fallout from a slowing and rebalancing China increased. Commodity prices fell to new decade lows while emerging market, high yield, and other risk markets came under intense pressure and government yields fell sharply. After the Federal Reserve implemented the first rate hike since June 2006, most U.S. investment-grade fixed income benchmarks finished the fourth quarter with modest losses. High yield indexes faced additional challenges, largely due to the continued weakness in the energy and metals and mining sectors.

What strategies or holdings affected the Portfolio’s performance?

During the year, the Portfolio maintained an overweight in investment-grade and high yield credit, credit-structured product, pro-cyclical currencies, and Treasury Inflation-Protected Securities (TIPS), and an underweight in lower-yielding, more rate-sensitive government sectors, including US Treasury nominals, agency debentures, and agency mortgage pass-throughs (a mortgage pass-through goes from the originating bank through a government agency or investment bank to investors).

Expectations were for US Treasury yields to push higher as global growth recovered and the FOMC prepared to start tightening monetary policy; however, markets moved to favor more defensive, deflationary strategies, resulting in the Portfolio’s underperformance.

Specifically, the Portfolio’s sector overweight in non-US-dollar-denominated issues and high yield bonds, security selection in investment-grade industrials, and duration and yield curve positioning weighed on relative performance. An underweight in the lower-yielding, more rate-sensitive US government sectors significantly detracted from Portfolio results. Security selection in the investment-grade and high yield industrials in more capital-intensive industries also weighed on absolute and relative returns. Also detracting was an overweight, out-of-benchmark allocation to non-US-dollar-denominated issues, high yield and emerging market bonds, TIPS, and the energy sector. Securities denominated in the Brazilian real and Mexican peso detracted the most from relative return, but Brazil was the biggest single detractor. The Portfolio no longer holds Brazilian real-denominated securities.

Conversely, both investment-grade and high yield financials modestly aided relative results. Securitized credit allocations to commercial mortgage-backed securities, non-Agency residential mortgage-backed securities, and asset-backed securities also generated a positive relative return primarily due to security selection.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses a euro currency forward to neutralize the effect of euro currency exposure found in euro-denominated securities in the Portfolio. The position had a neutral impact on results. The BlackRock sleeve uses several forms of derivatives above and beyond the currency forward mentioned in the current final. Specifically, the BlackRock sleeve utilized Interest rate swaps to manage duration positioning and hedge interest rate risk. It used credit default instruments to gain or hedge exposure to credit markets. It also used currency forwards. These derivatives positions had a neutral impact on the Portfolio for the year.

Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST BlackRock Low Duration Bond Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.48%	1.00%	3.05%
BofA Merrill Lynch 1-3 Year Treasury Index	0.54	0.70	2.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST BlackRock Low Duration Bond Portfolio returned 0.48%.

The net assets of the Portfolio at December 31, 2015 were $863.1 million.

The investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. The Portfolio is subadvised by BlackRock Financial Management, Inc.

What were market conditions during the reporting period?

In addition to the European Central Bank’s highly anticipated foray into quantitative easing, a host of global central banks re-embraced monetary easing. The U.S. Federal Reserve (Fed) remained an outlier as officials reiterated their desire to hike rates due to a healthy labor market and increasingly confident consumer. Euro-zone bond and equity rallies reversed course in the second quarter as uncertainty surrounding Greece overshadowed improvement in the underlying economy. In China, volatile equity market performance precipitated global market volatility.

Yields on shorter duration U.S. Treasury bonds rose and the front-end of the yield curve flattened. Higher yields and diminished roll down (buying securities around the steepest portion of the yield curve and holding them as they “roll down” the slope of the curve) created a difficult environment for short duration portfolios. However, the impact was counterbalanced by tightening in short duration spread sectors. Front-end corporate credit performed well compared to its longer duration peers. Duration is a measure of bond’s price sensitivity to interest rates over time.

What strategies or holdings affected the Portfolio’s performance?

During the first half of the year, the Portfolio’s exposure to the intermediate portion of the U.S. yield curve was a positive as front-end rates fell. The long U.S. dollar positioning versus the euro and yen benefited performance as these currencies depreciated versus the U.S. dollar. Sovereign exposure in the European periphery, particularly Italy, contributed to Portfolio performance as interest rates fell. Positions in U.S. Treasury Inflation-Protected Securities (TIPS) and security selection within allocations to investment grade credit and Agency mortgages also contributed to returns. Tactical exposure to Australian duration and to core Eurozone duration detracted from performance.

On July 13, 2015, management of the Portfolio transitioned from PIMCO to BlackRock, and the Portfolio was repositioned to align with the new strategy. Specifically, the portfolio’s allocations to asset backed securities, commercial mortgage backed securities, agency pass-through mortgage backed securities, and investment grade corporates were increased while the allocations to Treasury inflation protected securities, non-agency mortgages and emerging market debt were reduced.

The Portfolio’s relative performance was supported by the allocation and selection in investment grade corporate credit, allocations to non-US dollar bonds and to non-agency mortgages and yield curve positioning. Detracting was the Portfolio’s duration positioning.

Did the Portfolio’s use of derivatives affect performance?

During the first half of the year, derivatives were used to attain certain targeted exposures. The positive U.S. duration positioning was partly facilitated through interest rate swaps, and the beneficial investment grade corporate exposure was implemented partially through credit default swaps. The Portfolio’s use of currency forwards in preference for the U.S. dollar relative to the euro and yen also added to returns.

Under BlackRock’s management, the Portfolio will typically use derivatives as a substitute for taking a position in the underlying asset, and/or as part of a broader risk management strategy, and to manage duration and yield curve exposure.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Defensive Asset Allocation Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.10%	1.07%
Blended Index	0.64	2.58
Barclays U.S. Aggregate Bond Index	0.55	1.29

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Defensive Asset Allocation Portfolio returned -0.10%.

The net assets of the Portfolio at December 31, 2015 were $400.6 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level or risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA). QMA along with the Strategic Investment Research Group of Prudential Investments LLC, determines the Portfolio’s asset allocation strategy.

What were market conditions during the reporting period?

The Portfolio’s performance is measured against a custom blend of indexes (the Index, defined below) that returned 0.64%. Stock and bond markets both ended the year in slightly positive territory. Domestic stocks outperformed international developed markets, which ended the year with a slightly negative return to US-dollar-based investors. Commodities and emerging market stocks experienced significant declines over the year.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations (short term changes) detracted from performance relative to the Index. Through the first half of the year, the Portfolio benefited from an overweight in stocks as both domestic and international developed stock markets outperformed the broad bond market. As concerns about China escalated in the second half of the year, the Portfolio became more defensive, positioning close to the Index weights. This move also helped relative performance as global stock markets tumbled during the summer. However, a tilt towards value stocks hurt performance as the value style trailed growth in markets of all capitalization ranges. In addition, several off-benchmark positions proved to be significant detractors, accounting for most of the tactical losses. The largest impact came from an allocation to high yield bonds, but positions in emerging market and natural resource stocks also saw sizable declines. However, exposure to these stock classes was limited because the investment team had been cautious about them even prior to 2015.

Security selection within the segments added to net value. In domestic stocks, the large-cap growth segments outperformed the Index target, while large-cap value segments underperformed, except for the MFS Value segment. Among small caps, both growth and value segments augmented performance. In international stocks, developed market segments added value, while emerging market segments detracted. Bond performance largely detracted from relative performance, except for the allocation to the AST Western Asset Core Plus Bonds segment.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio did not hold any derivatives during the year and thus derivatives did not have an impact on results.

Blended Index consists of Russell 3000 Index (12%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (85%), an unmanaged index that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (3%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

6

AST FI Pyramis® Quantitative Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.99%	5.43%	3.55%
Blended Index	0.47	6.57	5.12
S&P 500 Index	1.39	12.55	7.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST FI Pyramis® Quantitative Portfolio returned 0.99%.

The net assets of the Portfolio at December 31, 2015 were $4,819.7 million.

The investment objective of the Portfolio is long-term capital growth balanced by current income. The Portfolio is subadvised by Pyramis® Global Advisors, LLC.

What were market conditions during the reporting period?

The year 2015 was dominated by central bank action and developments in China. Investors continued to focus on the direction of global central bank policy. In the US, the Federal Reserve (the Fed) finally raised the Fed funds target rate by 0.25% at the December Federal Open Market Committee (FOMC) meeting in response to data pointing to a stronger US economy. The uncertainty surrounding the timing of the move increased market volatility, particularly in September when the Fed failed to raise rates as had been anticipated, ostensibly in response to weakness in Asia.

US monetary policy is now much more advanced than other major economies. The Fed ended its quantitative easing program in late 2014 while the European Central Bank only began its version of quantitative easing in early 2015. Japan appears to be committed to a loose policy for the foreseeable future as one of the tools to get its sluggish economy moving again. Policy in China is also accommodative as the authorities grapple with an economy that is slowing at the same time as the country is transitioning from its historical reliance on investment to consumption.

Anticipation of higher rates in the US and the slowing of the Chinese economy pushed up the US dollar and forced commodity prices down. Oil declined for the second straight year. European and Japanese stocks did relatively well while emerging market stocks fell significantly as investors responded to a weakening China and lower commodity prices. US large-cap stocks were strong in the earlier part of the year, but hit a speed bump in the summer and ended the year almost flat. US bonds were also flat.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its Blended Index primarily due to security selection. The impact of the Portfolio’s asset allocation was slightly negative due to emerging market exposure. The Portfolio’s holding of global low-volatility equities significantly outperformed after uncertainty and volatility increased as the year unfolded. This strategy performed particularly well in August and September, as global equity markets fell after the announcement of China’s adjusted currency regime. The Portfolio’s international small-cap stocks did well both absolutely and relative to their benchmark, while US small caps produced a positive absolute return even as the asset class’s benchmark fell. The Portfolio generally maintained an overweight position in equities with a small preference for international stocks throughout the year as business cycle models indicate that the major developed markets are in mid-cycle, which is generally favorable for equities.

Corresponding to the Portfolio’s equity overweight was an underweight in bonds. Bond volatility picked up during the year in anticipation of the Fed’s interest rate increase. The Barclays Aggregate Index was barely positive as coupon income was offset by an increase in yields. The headlines were made in the high yield sector spreads, where the hard-hit energy and commodity sectors account for almost 25% of the high yield index. The Portfolio is exposed to leveraged loans (high yielding floating rate bonds). Only about a small percentage of the leveraged loan (S&P LSTA) index is in energy names, hence the primary reason why leveraged loans (floating rate) outperformed high yield (fixed rate).

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used futures contracts on major global stock indexes to manage cash flow, and these holdings had a modest effect on relative performance.

Blended Index consists of S&P 500 Index (27%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Barclays U.S. Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (32.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Russell 2000 Index (5.5%) is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest U.S. stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Legg Mason Diversified Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.90%	-1.18%
Blended Index	0.36	-0.70
S&P 500 Index	1.39	1.05

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11//24/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Legg Mason Diversified Growth Portfolio returned -0.90%.

The net assets of the Portfolio at December 31, 2015 were $83.7 million.

The Investment objective of the Portfolio is to seek high risk-adjusted returns compared to its blended index. The Portfolio is subadvised by QS Batterymarch Financial Management, Inc. (“QS Batterymarch”), Brandywine Global Investment Management, LLC (“Brandywine Global”), ClearBridge Investments, LLC (“ClearBridge”), QS Legg Mason Global Asset Allocation, LLC (“QS Legg Mason”), and Western Asset Management Company/Western Asset Management Company Limited (“Western Asset”).

What were market conditions during the reporting period?

Financial markets experienced a number of significant events and bouts of explosive volatility but, in the end, returns were rather muted. The year began on a positive note as the arrival of quantitative easing programs in Europe in late 2014 sparked a rally in risk assets, and the US dollar soared in anticipation of a federal funds rate hike. Markets quickly transitioned into crisis mode as irrational behavior in the Greek debt negotiations once again brought into question the stability of the European Union. Bad economic numbers from China led to a third-quarter selloff that featured a historic explosion of volatility on August 24. Risk assets recovered in October just in time for a further decline in oil prices caused by Saudi Arabia’s additional efforts to protect its market share. Low oil prices threatened the stability of US shale oil companies and their ability to service debt. Consequently, high yield bonds and the energy sector were hit hard.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated modestly negative returns as the market environment punished equity holdings. A number of the Portfolio’s equity strategy sleeves posted negative returns. The largest sleeves that detracted from returns were the QS Batterymarch Emerging Markets Managed Volatility Equity Income strategy, the ClearBridge Aggressive Growth strategy, and the Brandywine Dynamic Value strategy. The AST Western Asset Emerging Markets Debt strategy also detracted from the Portfolio’s performance. Conversely, the QS Batterymarch International Managed Volatility Equity Income strategy and the AST Western Asset Core Plus Bond strategy both contributed positively to the Portfolio’s performance.

From a relative return perspective, given the generally negative equity return environment, several of the low-volatility strategy sleeves were the greatest contributors to Portfolio performance. The QS Batterymarch International Managed Volatility Equity Income strategy and the QS Batterymarch US Small Cap Managed Volatility Equity Income strategy were the most significant outperformers. Conversely, the ClearBridge Aggressive Growth and AST Western Asset Emerging Markets Debt strategies detracted from relative returns.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio includes a liquidity sleeve, and S&P 500 futures are used to “equitize” the position. This sleeve is included in the equity portion of the Portfolio’s overall allocation and had no material impact on performance.

Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (33%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Barclays U.S. Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Preservation Asset Allocation Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.14%	5.22%	4.93%
Blended Index	0.69	5.95	5.56
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Preservation Asset Allocation Portfolio returned 0.14%.

The net assets of the Portfolio at December 31, 2015 were $6,781.4 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA). QMA along with the Strategic Investment Research Group of Prudential Investments LLC, determines the Portfolio’s asset allocation strategy.

What were market conditions during the reporting period?

The Portfolio’s Blended Index (the Index, defined below) returned 0.69%. The year was very volatile for almost all asset classes, largely because of the slowing of China’s economy and Europe, the large drop in oil and other commodity prices, and reduced 2015 corporate earnings estimate. The United States ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international developed market stocks posted slight losses. Emerging markets dropped. Bonds had a modestly positive year, only slightly trailing domestic equities. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Commodities and emerging market stocks both had steep drops during the year because of the slowing global economy, particularly in China.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations (short-term changes) detracted from performance relative to the Index. Through the first half of the year, the Portfolio benefited from an overweight in stocks as both domestic and international developed stock markets outperformed the broad bond market. As concerns about China escalated in the second half of the year, the Portfolio became more defensive, positioning close to the Index weights. This move also helped relative performance as global stock markets tumbled during the summer. However, a tilt towards value stocks over the year hurt performance as the value style trailed growth in markets of all capitalization ranges. In addition, several off-benchmark positions proved to be significant detractors, accounting for most of the tactical losses. The largest impact came from an allocation to high yield bonds, but positions in emerging market and natural resource stocks also saw sizable declines. However, exposure to these stock classes was limited because the investment team had been cautious about them even prior to 2015.

Security selection within the segments added net value. In domestic stocks, the large-cap growth segments outperformed the Index target, while large-cap value segments underperformed, except for the MFS Value segment. Among small caps, both growth and value segments augmented performance. In international stocks, developed market segments added value, while emerging market segments detracted. Bond performance largely detracted from relative performance, except for the allocation to the AST Western Asset Core Plus Bonds segment.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s fund of funds structure is subadvised by QMA with an actively managed sleeve that uses derivatives to gain market exposure. This is used to manage cash flows and to provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio and had no material impact on performance.

Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

9

AST Prudential Growth Allocation Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-0.61%	6.11%	3.61%
Blended Index	0.59	8.43	5.97
S&P 500 Index	1.39	12.55	7.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Prudential Growth Allocation Portfolio returned -0.61%.

The net assets of the Portfolio at December 31, 2015 were $10,796.4 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by PGIM, Inc. and Quantitative Management Associates LLC. (QMA).

What were market conditions during the reporting period?

The Portfolio’s benchmark Blended Index (the Index, defined below) returned 0.59%. The year was very volatile for global stocks, largely because of precipitously dropping oil prices, reduced 2015 corporate earnings estimates, the slowing of China’s economy, and China’s previously overheated stock market. The United States ended the year by raising interest rates for the first time in nine years. In contrast, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international stocks posted slight losses. Bonds had a mixed, but modestly positive year. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year, particularly high yield bonds because of their sizable exposure to energy firms.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation (short-term changes in allocations) detracted from the Portfolio’s performance relative to the Index, but the performance of individual segment subadvisers was positive. The QMA stock sleeves’ outperformance of their targets was the largest positive contributor to relative performance, with strong relative returns from the QMA small-cap, QMA mid-cap, and QMA EAFE IMI (a broad-based international developed market stock) segments. In addition, tactical moves added value in the first half of the year, with the Portfolio benefiting from an overweight of stocks relative to bonds and tilts towards non-US currency-hedged stock market exposures that had sizable gains. In the third quarter, the Portfolio benefited from a reduction in its aggregate stock exposure to near the benchmark weights as global stocks dropped sharply in August and September. However, an off-benchmark allocation to emerging market stocks detracted from the Portfolio’s relative return, despite the fact that this exposure had been reduced to its lowest level since the Portfolio’s inception. Emerging market stocks plunged in the third quarter of the year. An overweight exposure to US small-cap stocks in the third quarter also detracted.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio holds several derivatives to manage liquidity needs for redemptions. These include stock and Treasury bond futures held within a separately managed segment that is intended to track the Portfolio’s benchmark while providing liquidity in the event of large redemptions. They generally do not affect performance significantly, although the segment did outperform the benchmark this year due to positive contributions from international stock futures that had hedged currency exposure. The Portfolio also held interest rate swaps, credit default swaps, and forward foreign currency exchange contracts.

Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%) is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. and Quantitative Management Associates, LLC are registered investment advisers and are Prudential Financial companies.

10

AST RCM World Trends Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-0.17%	5.03%	3.15%
Blended Index	-0.09	6.51	4.25
S&P 500 Index	1.39	12.55	6.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST RCM World Trends Portfolio returned -0.17%.

The net assets of the Portfolio at December 31, 2015 were $5,229.6 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Allianz Global Investors U.S. LLC.

What were market conditions during the reporting period?

Diversified investment strategies faced headwinds in 2015 as investors grappled with a broad array of issues ranging from collapsing oil and commodity prices, rising interest rates, and the threatened exit of Greece from the euro zone. Asset classes such as US small-cap stocks were down, emerging market stocks were down, and commodities were down. Clearly defined trends were scarce as well, particularly in the latter half of the year. Volatility increased during August after China devalued its currency and sent global equity markets into a tailspin. The MSCI All Country World Index (in USD) whipsawed from a -14.00% peak-to-trough decline during the six-week period from July 16 to September 29, but subsequently rallied by almost 10.00% by the end of October.

What strategies or holdings affected the Portfolio’s performance?

In this challenging backdrop for diversification and trends, the Portfolio slightly underperformed its blended benchmark. Diversification was a headwind over the year, as the Portfolio’s more diversified internal benchmark declined less than the Portfolio.

The Portfolio’s performance relative to the Index was due to a combination of allocation and selection effects. From an allocation perspective, contributors included an underweight in commodities, as slowing global growth, oversupply, and the strengthening US dollar contributed to a large decline. From a selection perspective, exposure to global equities benefited Portfolio returns as the Portfolio’s Best Styles Global, Europe Equity Growth, and Europe Small Cap investment strategies were top contributors to relative performance.

During the second half of the year, these favorable effects were reduced by the lack of clearly defined trends. The Portfolio’s position in risky assets was reduced to a roughly eight percent underweight by the end of September after the Portfolio’s market cycle, economic cycle, and valuation indicators declined. As these proprietary indicators stabilized in October, the Portfolio’s exposures to risky assets were increased to align more closely with the benchmark. The positioning changes produced mixed results, ultimately modestly detracting from the year’s relative returns.

Did the Portfolio’s use of derivatives affect performance?

Adjustments to the Portfolio’s allocation are typically implemented through the use of certain derivatives such as futures to adjust the Portfolio’s equity and fixed income exposures, or forward contracts to manage the currency exposures. The collective effects of active allocation and foreign exchange forwards contributed slightly to relative results during the year.

Blended Index consists of S&P 500 Index (17.5%) is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International) (GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Schroders Global Tactical Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-0.54%	6.97%	5.27%
Blended Index	1.14	8.03	4.65
S&P 500 Index	1.39	12.55	6.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Schroders Global Tactical Portfolio returned -0.54%.

The net assets of the Portfolio at December 31, 2015 were $7,528.7 million.

The investment objective of the Portfolio is to outperform its blended performance benchmark. The Portfolio is subadvised by Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited.

What were market conditions during the reporting period?

It was another year where central banks were in the spotlight. In the US, the focus was on when the Federal Reserve (Fed) would raise interest rates, whereas other major central banks were embarking on ever-looser monetary policy. There was much debate over the timing of the Fed’s first interest rate hike in nearly a decade. Improving economic data in the spring and summer meant September was seen as the most likely month for a rate “lift-off.” However, a period of pronounced market volatility in August stayed the Fed’s hand. Fears over global growth, and particularly slowing growth in China, were thought to be behind the volatility. The Fed eventually announced a 0.25% rate hike in December.

What strategies or holdings affected the Portfolio’s performance?

Global equities posted lackluster performance. The Portfolio was overweight Japanese and European ex U.K. equities for most of the period, which bolstered Portfolio performance. Economies such as Japan and Europe have engaged in aggressive quantitative easing as they looked to weaken their currency to gain a better competitive advantage in a world of sub-par economic growth. Japanese equities performed strongly, partly as exporters were able to boost profit margins thanks to a weaker yen.

The Portfolio’s exposures to corporate and high yield bonds dampened performance. As with many of the developed equity markets that have performed well over the past few years, government bond market performance has slowed. US Treasuries returned 0.9% for the year, but corporate bonds fared less well overall. Global investment-grade corporate and high yield bonds had a very difficult year as shale oil/gas producers feature heavily in the asset class.

The Portfolio’s tactical currency positions were primary drivers of performance. The Portfolio sold Asian currencies suffering from deflationary pressures and weakness in China. Further, idiosyncratic factors and disappointment from the European Central Bank’s announcement in December led to a strengthening of the euro, re-affirming Schroders’ prior decision to take profit and close a long US dollar versus short euro position. In addition, the Portfolio’s long Japanese yen versus a British sterling position fared well as the yen strengthened against the US dollar.

Did the Portfolio’s use of derivatives affect performance?

Derivatives play an important role in implementing the investment strategy as they provide a means of accessing some asset classes as well as to meet asset allocation goals. They are used to obtain cost-effective and liquid exposure to the desired risk premiums and asset without using physical securities like stocks and bonds. The derivatives used includes, but are not limited to: equity futures to implement country and regional equity decisions; currency forwards, to manage foreign exchange exposure; and interest rate futures, or swaps, to obtain the desired interest rate exposures as well as yield curve positioning in the US and in other countries/regions. The Portfolio also held total return swaps to gain exposures to desired risk premiums, such as commodities, and to manage specific equity holdings and volatility. Equity options were used to opportunistically implement tail-risk hedges, given market conditions. Overall the use of derivatives benefited performance.

Blended Index consists of Russell 3000 Index (45%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (ND) (USD Hedged, Local (12.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.04%	7.45%	5.80%
Blended Index	0.63	7.56	6.01
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST T. Rowe Price Asset Allocation Portfolio returned 0.04%.

The net assets of the Portfolio at December 31, 2015 were $13,822.8 million.

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

The Portfolio’s benchmark Blended Index (the Index, defined below) returned 0.63%. Major developed market stock indexes were mixed. Global markets were roiled by several events, including plummeting oil prices, the sharp midyear plunge in Chinese stocks, the Greek debt crisis, and uncertainty regarding the timing of the Federal Reserve’s first interest rate hike since 2006. In this environment, there was a global move away from riskier assets and towards the most stable economies and investment instruments. Multi-asset portfolios with high allocations to domestic large-cap stocks and investment-grade bonds would have outperformed their peers, while portfolios with meaningful exposure to international stocks and diversifying investment sectors—such as high yield, non-dollar, and emerging markets bonds—would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

Strong security selection within the underlying portfolios contributed most to the Portfolio’s performance as compared with the Index, while tactical allocation decisions also augmented relative performance. Most of the underlying portfolios outperformed their respective style-specific benchmarks, led by large-cap stocks. An underweight position in small-cap domestic stocks relative to large-cap proved beneficial, as did an underweight in real assets compared to the Index. However, the international stock holdings underperformed the MSCI EAFE Index, a detractor exacerbated by an overweight relative to domestic stocks. The inclusion of diversifying sectors also detracted, as real assets equities significantly underperformed the blended stock benchmark and high yield bonds trailed a broad bond index.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio held currency forwards, non-deliverable forward contracts, interest rate futures, credit derivative instruments, index futures, and rights generating a total gross exposure equal to approximately 17% of the Portfolio’s assets. These instruments were held at various points throughout the reporting period. The impact on Portfolio return was negligible.

Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.50%	4.31%
Blended Index	0.43	5.72
S&P 500 Index	1.39	9.68

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 2/10/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST T. Rowe Price Growth Opportunities Portfolio returned 1.50%.

The net assets of the Portfolio at December 31, 2015 were $566.5 million.

The Portfolio’s investment objective is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

The Portfolio’s benchmark Blended Index (the Index, defined below) returned 0.43%. Major domestic stock indexes and stocks in international developed markets were mixed. Global markets were roiled by several events, including plummeting oil prices, the sharp midyear plunge in Chinese stocks, the Greek debt crisis, and uncertainty regarding the timing of the US Federal Reserve’s first interest rate hike since 2006. In this environment, multi-asset portfolios with high allocations to US large-cap equities and US investment-grade bonds would have outperformed their peers. On the other hand, those portfolios with meaningful exposure to international equities and diversifying sectors—such as high yield, non-dollar, and emerging markets bonds—would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

Security selection in the underlying segments drove the outperformance of the Index. The inclusion of diversifying sectors and tactical allocation (short-term changes in allocations to take advantage of transient opportunities) also boosted relative results. Most segments outperformed their respective style-specific benchmarks, led by the domestic large-cap growth and value stock segments. However, the international growth segment underperformed the MSCI EAFE Growth Index. The strongest of the added diversifying segments was an allocation to real estate investment trusts (REITs), which outperformed the Russell 1000® Index, and to international small-cap stocks, which outperformed a blend of MSCI EAFE-style indexes. The tactical allocation move that added most value for the year was an underweight in domestic small-cap stocks relative to large caps. This was partially offset by an overweight in international stocks relative to domestic ones.

Did the Portfolio’s use of derivatives affect performance?

At various points throughout the reporting period, the Portfolio held interest rate futures, credit derivative instruments, and index futures generating a total gross exposure equal to approximately 10% of its assets. The estimated return impact for the year from employing futures was -17 basis points (bps: hundredths of a percentage point), 1 bps from rights, negligible from swaps, and negligible from warrants.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclay’s U.S. Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market-value weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

Advanced Series Trust Presentation of Portfolio Holdings — (unaudited)	December 31, 2015

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	2.8%
iShares Core U.S. Aggregate Bond ETF	2.4%
iShares MSCI EAFE ETF	2.0%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.625%, 07/15/21	1.6%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 07/15/22	1.2%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	9.6%
AST AQR Large-Cap Portfolio	9.4%
AST QMA Large-Cap Portfolio	9.4%
AST Western Asset Core Plus Bond Portfolio	6.9%
AST International Growth Portfolio	4.4%

AST BlackRock Global Strategies
Allocation	(% of Net Assets	)
Corporate Bonds	21.8%
Common Stocks	21.0%
U.S. Government Agency Obligations	10.8%
Exchange Traded Funds	7.9%
U.S. Treasury Obligations	3.4%

AST BlackRock Low Duration Bond
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	34.8%
Corporate Obligations	33.4%
Asset-Backed Securities	10.9%
Residential Mortgage-Backed Securities	6.5%
Commercial Mortgage-Backed Securities	6.3%

AST BlackRock / Loomis Sayles Bond
Allocation	(% of Net Assets	)
Corporate Bonds	38.1%
U.S. Government Agency Obligations	26.9%
U.S. Treasury Obligations	26.3%
Asset-Backed Securities	7.2%
Commercial Mortgage-Backed Securities	5.7%

AST Defensive Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	24.0%
AST Western Asset Core Plus Bond Portfolio	17.4%
AST AB Global Bond Portfolio	8.9%
AST Wellington Management Global Bond Portfolio	7.5%
AST Goldman Sachs Global Income Portfolio	6.0%

AST FI Pyramis® Quantitative
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 2.375%, 08/15/24	1.0%
Apple, Inc.	0.8%
U.S. Treasury Notes 1.750%, 02/28/22	0.7%
U.S. Treasury Notes 2.250%, 03/31/21	0.7%
Federal National Mortgage Assoc. 3.500%, TBA	0.7%

AST Legg Mason Diversified Growth
Five Largest Holdings	(% of Net Assets	)
AST Western Asset Core Plus Bond Portfolio	12.5%
AST Western Asset Emerging Markets Debt Portfolio	2.5%
Apple, Inc.	0.7%
iShares Russell 2000 ETF	0.5%
Allergan PLC	0.4%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	16.7%
AST Western Asset Core Plus Bond Portfolio	12.1%
AST AB Global Bond Portfolio	6.3%
AST AQR Large-Cap Portfolio	5.4%
AST QMA Large-Cap Portfolio	5.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — (unaudited) (continued)	December 31, 2015

AST Prudential Growth Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 1.750%, 12/31/20-02/28/22	1.6%
U.S. Treasury Notes 2.625%, 11/15/20	1.2%
Apple, Inc.	1.2%
Federal National Mortgage Assoc. 4.000%, TBA	0.8%
Amazon.com, Inc.	0.6%

AST RCM World Trends
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.2%
U.S. Treasury Notes 0.625%, 09/30/17	1.1%
U.S. Treasury Notes 2.625%, 08/15/20	0.8%
U.S. Treasury Notes 1.000%, 08/15/18	0.8%
JPMorgan Chase & Co.	0.8%

AST Schroders Global Tactical
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price Value Fund (Retail Shares)	5.1%
iShares Core S&P 500 ETF	3.5%
SPDR S&P 500 ETF Trust	1.8%
Financial Select Sector SPDR Fund	1.6%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	0.8%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.1%
U.S. Treasury Notes 1.500%, 05/31/19	1.0%
Microsoft Corp.	0.9%
Amazon.com, Inc.	0.7%
Exxon Mobil Corp.	0.7%

AST T. Rowe Price Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	1.3%
Microsoft Corp.	1.2%
General Electric Co.	1.1%
Pfizer, Inc.	1.0%
Visa, Inc. (Class A Stock)	0.8%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — (Unaudited)	December 31, 2015

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Advanced Strategies Portfolio	Actual	$1,000.00	$988.80	0.93%	$4.66
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Balanced Asset Allocation Portfolio	Actual	$1,000.00	$985.30	0.91%	$4.55
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
AST BlackRock Global Strategies Portfolio	Actual	$1,000.00	$963.60	1.14%	$5.64
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
AST BlackRock/Loomis Sayles Bond Portfolio	Actual	$1,000.00	$984.30	0.71%	$3.55
	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62
AST BlackRock Low Duration Bond Portfolio	Actual	$1,000.00	$995.20	0.71%	$3.57
	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62
AST Defensive Asset Allocation Portfolio	Actual	$1,000.00	$993.20	0.94%	$4.72
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST FI Pyramis® Quantitative Portfolio	Actual	$1,000.00	$972.90	0.79%	$3.93
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
AST Legg Mason Diversified Growth Portfolio	Actual	$1,000.00	$974.30	1.07%	$5.32
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
AST Preservation Asset Allocation Portfolio	Actual	$1,000.00	$990.10	0.88%	$4.41
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
AST Prudential Growth Allocation Portfolio	Actual	$1,000.00	$973.70	0.92%	$4.58
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Advanced Series Trust Fees and Expenses — (Unaudited) (continued)	December 31, 2015

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST RCM World Trends Portfolio	Actual	$1,000.00	$976.50	1.02%	$5.08
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
AST Schroders Global Tactical Portfolio	Actual	$1,000.00	$967.00	1.11%	$5.50
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST T. Rowe Price Asset Allocation Portfolio	Actual	$1,000.00	$981.30	0.87%	$4.34
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST T. Rowe Price Growth Opportunities Portfolio	Actual	$1,000.00	$981.90	1.08%	$5.40
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 95.5%
AFFILIATED MUTUAL FUNDS — 2.8%	Shares	Value (Note 2)
AST Goldman Sachs Small-Cap Value Portfolio*	2,318,188	$39,478,735
AST Small-Cap Growth Opportunities Portfolio*	3,951,083	56,935,102
AST Small-Cap Growth Portfolio*	1,791,908	57,430,638
AST Small-Cap Value Portfolio*	4,082,343	84,300,387

TOTAL AFFILIATED MUTUAL FUNDS (cost $184,494,434)(w)		238,144,862

COMMON STOCKS — 47.5%
Aerospace & Defense — 0.9%
BAE Systems PLC (United Kingdom)	1,231,800	9,069,201
Boeing Co. (The)	156,700	22,657,253
Elbit Systems Ltd. (Israel)	43,200	3,803,119
Meggitt PLC (United Kingdom)	49,100	271,095
Raytheon Co.	105,400	13,125,462
Safran SA (France)	141,867	9,746,708
Thales SA (France)	51,200	3,832,326
United Technologies Corp.	141,700	13,613,119

		76,118,283

Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	423,026	19,078,473
United Parcel Service, Inc. (Class B Stock)	172,862	16,634,510

		35,712,983

Airlines — 0.6%
Air New Zealand Ltd. (New Zealand)	1,087,433	2,193,208
Deutsche Lufthansa AG (Germany)*	187,000	2,945,465
easyJet PLC (United Kingdom)	128,000	3,282,833
Japan Airlines Co. Ltd. (Japan)	88,900	3,181,989
Qantas Airways Ltd. (Australia)*	851,673	2,524,413
Ryanair Holdings PLC (Ireland), ADR	184,389	15,942,273
Southwest Airlines Co.	501,600	21,598,896

		51,669,077

Auto Components — 0.7%
Calsonic Kansei Corp. (Japan)	465,000	4,099,466
Cie Generale des Etablissements Michelin (France)	40,200	3,826,360
Continental AG (Germany)	58,469	14,144,308
Johnson Controls, Inc.	331,000	13,071,190
Keihin Corp. (Japan)	201,400	3,531,422
Toyo Tire & Rubber Co. Ltd. (Japan)	97,300	1,920,095
Toyoda Gosei Co. Ltd. (Japan)	117,000	2,657,880
Valeo SA (France)	94,161	14,517,320
Yokohama Rubber Co. Ltd. (The) (Japan)(a)	210,000	3,225,142

		60,993,183

Automobiles — 1.1%
Bayerische Motoren Werke AG (Germany)	154,818	16,310,397
Daihatsu Motor Co. Ltd. (Japan)	223,800	3,019,068
Daimler AG (Germany)	127,300	10,636,482
Fuji Heavy Industries Ltd. (Japan)	371,100	15,287,938
General Motors Co.	352,000	11,971,520
Hero MotoCorp Ltd. (India)	249,741	10,133,850
Isuzu Motors Ltd. (Japan)	323,200	3,481,717
Nissan Motor Co. Ltd. (Japan)	662,000	6,931,632
Renault SA (France)	47,600	4,764,571
Tata Motors Ltd. (India)*	1,631,052	9,640,427

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Volkswagen AG (Germany)	32,100	$4,932,729

		97,110,331

Banks — 3.0%
Aozora Bank Ltd. (Japan)(a)	849,000	2,962,861
Australia & New Zealand Banking Group Ltd. (Australia)	150,300	3,033,016
Banco Santander SA (Spain)	327,500	1,611,103
Bank Hapoalim BM (Israel)	625,200	3,227,285
Bank of America Corp.	1,952,500	32,860,575
Bank of Yokohama Ltd. (The) (Japan)	293,000	1,795,974
Barclays PLC (United Kingdom)	761,200	2,450,142
Bendigo & Adelaide Bank Ltd. (Australia)	413,300	3,574,975
BNP Paribas SA (France)	89,000	5,035,409
Citigroup, Inc.	280,300	14,505,525
Credit Agricole SA (France)	371,700	4,380,189
DBS Group Holdings Ltd. (Singapore)	353,200	4,139,329
DnB ASA (Norway)	227,300	2,800,614
Fifth Third Bancorp	648,100	13,026,810
HSBC Holdings PLC (United Kingdom)	772,800	6,100,686
ING Groep NV (Netherlands), CVA	325,100	4,398,638
Intesa Sanpaolo SpA (Italy)	4,839,228	16,071,163
JPMorgan Chase & Co.	715,000	47,211,450
Keiyo Bank Ltd. (The) (Japan)	327,000	1,548,438
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,049,200	6,499,006
Mizuho Financial Group, Inc. (Japan)	2,654,300	5,308,601
National Australia Bank Ltd. (Australia)	204,984	4,473,115
Nishi-Nippon City Bank Ltd. (The) (Japan)	644,000	1,697,368
Nordea Bank AB (Sweden)	525,100	5,761,271
Resona Holdings, Inc. (Japan)	1,341,600	6,515,126
Societe Generale SA (France)	78,300	3,608,251
Sumitomo Mitsui Financial Group, Inc. (Japan)	422,000	15,926,723
Swedbank AB (Sweden) (Class A Stock)	172,100	3,790,258
U.S. Bancorp	252,600	10,778,442
Wells Fargo & Co.	371,100	20,172,996

		255,265,339

Beverages — 1.2%
Coca-Cola Co. (The)	723,176	31,067,641
Monster Beverage Corp.*	200,797	29,910,721
PepsiCo, Inc.	189,400	18,924,848
SABMiller PLC (United Kingdom), ADR	289,134	17,327,801

		97,231,011

Biotechnology — 1.1%
AbbVie, Inc.	134,000	7,938,160
Actelion Ltd. (Switzerland)*	107,703	14,964,648
Alexion Pharmaceuticals, Inc.*	86,558	16,510,940
Amgen, Inc.	188,462	30,593,036
Baxalta, Inc.	295,400	11,529,462
Gilead Sciences, Inc.	77,100	7,801,749

		89,337,995

Building Products — 0.1%
Daikin Industries Ltd. (Japan)	161,300	11,746,137

Capital Markets — 2.1%
3i Group PLC (United Kingdom)	335,500	2,376,634
Ameriprise Financial, Inc.	120,700	12,844,894

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Bank of New York Mellon Corp. (The)	596,000	$24,567,120
Charles Schwab Corp. (The)	674,820	22,221,823
Credit Suisse Group AG (Switzerland)*	452,400	9,745,584
Deutsche Bank AG (Germany)	116,700	2,834,037
Greenhill & Co., Inc.	82,110	2,349,167
Intermediate Capital Group PLC (United Kingdom)	457,885	4,221,060
Invesco Ltd.	272,600	9,126,648
Macquarie Group Ltd. (Australia)	259,379	15,516,790
Man Group Ltd. (United Kingdom)	1,118,400	2,877,111
Mediobanca SpA (Italy)	21,000	201,308
Morgan Stanley	899,200	28,603,552
Partners Group Holding AG (Switzerland)	34,945	12,567,417
SEI Investments Co.	417,661	21,885,436
Tullett Prebon PLC (United Kingdom)	161,500	883,407
UBS Group AG (Switzerland)	54,000	1,047,571

		173,869,559

Chemicals — 0.9%
Arkema SA (France)	26,800	1,875,973
Asahi Kasei Corp. (Japan)	416,000	2,813,036
BASF SE (Germany)	85,500	6,513,259
Celanese Corp. (Class A Stock)	369,900	24,905,367
E.I. du Pont de Nemours & Co.	198,600	13,226,760
Ecolab, Inc.	174,650	19,976,467
Huabao International Holdings Ltd. (Hong Kong)	5,026,000	1,822,931
Mitsubishi Gas Chemical Co., Inc. (Japan)	399,500	2,042,852
Toagosei Co. Ltd. (Japan)	137,500	1,175,611
Yara International ASA (Norway)	121,000	5,204,000

		79,556,256

Commercial Services & Supplies — 0.5%
Downer EDI Ltd. (Australia)	1,016,200	2,643,456
Mineral Resources Ltd. (Australia)(a)	235,600	681,369
Programmed Maintenance Services Ltd. (Australia)	703,285	1,259,993
Santa Fe Group A/S (Denmark)*	8,200	77,893
Securitas AB (Sweden) (Class B Stock)	219,700	3,359,415
Stericycle, Inc.*(a)	182,676	22,030,726
Toppan Forms Co. Ltd. (Japan)	77,600	920,409
Tyco International PLC	369,900	11,796,111

		42,769,372

Communications Equipment — 1.1%
Cisco Systems, Inc.	1,749,751	47,514,489
Juniper Networks, Inc.	193,500	5,340,600
Pace PLC (United Kingdom)	511,400	3,273,605
QUALCOMM, Inc.	723,203	36,149,302
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	376,100	3,626,095

		95,904,091

Construction & Engineering — 0.1%
Astaldi SpA (Italy)(a)	99,700	606,425
Ausdrill Ltd. (Australia)(g)	991,000	183,144
Boart Longyear Ltd.*	642,500	28,560
Carillion PLC (United Kingdom)(a)	476,600	2,128,612
CIMIC Group Ltd. (Australia)	1	18

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
Kyowa Exeo Corp. (Japan)	309,700	$3,179,565

		6,126,324

Construction Materials — 0.1%
China Resources Cement Holdings Ltd. (Hong Kong)	6,980,000	2,132,052
Vulcan Materials Co.	96,600	9,174,102

		11,306,154

Consumer Finance — 0.3%
American Express Co.	349,954	24,339,301

Containers & Packaging — 0.1%
DS Smith PLC (United Kingdom)	271,000	1,585,242
Rexam PLC (United Kingdom)	709,300	6,326,641
Smurfit Kappa Group PLC (Ireland)	98,100	2,512,455

		10,424,338

Distributors
Pacific Brands Ltd. (Australia)*	1,342,100	765,556

Diversified Financial Services — 0.5%
Challenger Ltd. (Australia)	706,100	4,450,102
FactSet Research Systems, Inc.	76,801	12,485,539
Fuyo General Lease Co. Ltd. (Japan)	63,300	2,980,951
IG Group Holdings PLC (United Kingdom)	724,386	8,564,122
ORIX Corp. (Japan)	877,300	12,307,171
Pargesa Holding SA (Switzerland)	22,000	1,389,873

		42,177,758

Diversified Telecommunication Services — 0.3%
BT Group PLC (United Kingdom)	442,000	3,069,079
Nippon Telegraph & Telephone Corp. (Japan)	294,200	11,708,606
Orange SA (France)	38,200	638,926
TDC A/S (Denmark)	679,200	3,381,766
TeliaSonera AB (Sweden)	1,092,900	5,427,215

		24,225,592

Electric Utilities — 0.7%
EDP — Energias de Portugal SA (Portugal)	516,500	1,861,136
Electricite de France SA (France)	318,200	4,686,310
Enel SpA (Italy)	1,307,800	5,484,033
Entergy Corp.	163,100	11,149,516
Exelon Corp.	405,900	11,271,843
FirstEnergy Corp.	579,900	18,400,227
Iberdrola SA (Spain)	705,300	4,999,879
Xcel Energy, Inc.	135,000	4,847,850

		62,700,794

Electrical Equipment
Fujikura Ltd. (Japan)	554,000	2,992,401
TKH Group NV (Netherlands)	24,900	1,011,127

		4,003,528

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp. (Class A Stock)	359,985	18,802,017
Anritsu Corp. (Japan)	357,900	2,344,984
Enplas Corp. (Japan)	62,900	2,262,781
Hexagon AB (Sweden) (Class B Stock)	250,650	9,272,254
Keyence Corp. (Japan)	19,400	10,662,340
Kingboard Chemical Holdings Ltd. (Hong Kong)	966,600	1,537,732

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Murata Manufacturing Co. Ltd. (Japan)	72,000	$10,359,453
National Instruments Corp.	310,741	8,915,159
TE Connectivity Ltd. (Switzerland)	234,500	15,151,045
Tongda Group Holdings Ltd. (Hong Kong)	12,390,000	2,174,880

		81,482,645

Energy Equipment & Services — 0.4%
AMEC Foster Wheeler PLC (United Kingdom)	130,100	821,282
FMC Technologies, Inc.*	339,959	9,862,211
Fred Olsen Energy ASA (Norway)*	54,244	210,871
Petrofac Ltd. (United Kingdom)	155,500	1,823,979
ProSafe SE (Norway)(a)	380,000	896,377
Schlumberger Ltd.	236,172	16,472,997

		30,087,717

Food & Staples Retailing — 0.9%
Ain Pharmaciez, Inc. (Japan)	5,300	252,696
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	316,256	13,921,481
Costco Wholesale Corp.	139,250	22,488,875
Delhaize Group (Belgium)	85,600	8,331,199
J Sainsbury PLC (United Kingdom)	2,168,700	8,258,900
Koninklijke Ahold NV (Netherlands)	394,300	8,317,190
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	44,100	2,250,366
Metcash Ltd. (Australia)*(a)	1,085,700	1,267,613
METRO AG (Germany)	16,000	509,720
Wal-Mart Stores, Inc.	110,800	6,792,040
WM Morrison Supermarkets PLC (United Kingdom)(a)	1,674,100	3,647,684

		76,037,764

Food Products — 0.9%
Dairy Crest Group PLC (United Kingdom)	112,800	1,128,926
Danone SA (France), ADR	1,745,492	23,756,146
Ebro Foods SA (Spain)	89,000	1,750,712
Marine Harvest ASA (Norway)*	145,000	1,950,950
Mead Johnson Nutrition Co.	243,912	19,256,852
Megmilk Snow Brand Co. Ltd. (Japan)	55,000	1,414,300
Morinaga Milk Industry Co. Ltd. (Japan)	514,800	2,345,108
Nichirei Corp. (Japan)	307,700	2,267,240
Premier Foods PLC (United Kingdom)*	672,846	389,327
Tate & Lyle PLC (United Kingdom)	234,700	2,067,329
Tyson Foods, Inc. (Class A Stock)	259,500	13,839,135
Wilmar International Ltd. (Singapore)	1,060,900	2,188,989

		72,355,014

Gas Utilities
Gas Natural SDG SA (Spain)	192,200	3,919,411

Health Care Equipment & Supplies — 0.9%
Hoya Corp. (Japan)	278,800	11,400,852
Intuitive Surgical, Inc.*	41,108	22,451,545
Medtronic PLC	304,768	23,442,754
Varian Medical Systems, Inc.*	191,784	15,496,147

		72,791,298

Health Care Providers & Services — 0.7%
Aetna, Inc.	123,400	13,342,008
DaVita HealthCare Partners, Inc.*	194,118	13,531,966
Express Scripts Holding Co.*	278,013	24,301,116
Primary Health Care Ltd. (Australia)(a)	673,400	1,139,414

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Ship Healthcare Holdings, Inc. (Japan)	28,100	$695,740
Toho Holdings Co. Ltd. (Japan)	156,200	3,796,858

		56,807,102

Health Care Technology — 0.1%
Cerner Corp.*	175,694	10,571,508

Hotels, Restaurants & Leisure — 1.2%
Carnival Corp.	398,200	21,693,936
Compass Group PLC (United Kingdom)	1,045,134	18,110,422
InterContinental Hotels Group PLC (United Kingdom)	250,171	9,751,363
Las Vegas Sands Corp.	170,600	7,479,104
Plenus Co. Ltd. (Japan)	29,700	496,343
Starbucks Corp.	460,883	27,666,806
Yum! Brands, Inc.	218,588	15,967,853

		101,165,827

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	511,722	4,715,400
Berkeley Group Holdings PLC (United Kingdom)	70,400	3,827,214
Bovis Homes Group PLC (United Kingdom)	140,500	2,101,390
Skyworth Digital Holdings Ltd. (Hong Kong)	4,468,000	2,898,543

		13,542,547

Household Products — 0.7%
Procter & Gamble Co. (The)	541,991	43,039,505
Reckitt Benckiser Group PLC (United Kingdom)	138,097	12,777,686

		55,817,191

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	1,871,000	17,905,470

Industrial Conglomerates — 1.0%
Bidvest Group Ltd. (The) (South Africa)	329,508	6,993,874
CK Hutchison Holdings Ltd. (Hong Kong)	62,000	833,400
Danaher Corp.	250,522	23,268,483
General Electric Co.	1,410,400	43,933,960
Koninklijke Philips NV (Netherlands)	87,000	2,220,623
Rheinmetall AG (Germany)	69,200	4,599,878
Smiths Group PLC (United Kingdom)	26,700	369,234

		82,219,452

Insurance — 2.5%
Aegon NV (Netherlands)	398,200	2,252,017
AIA Group Ltd. (Hong Kong)	2,247,000	13,426,012
Allianz SE (Germany)	54,000	9,519,065
Aviva PLC (United Kingdom)	469,700	3,565,268
AXA SA (France)	228,600	6,246,202
Baloise Holding AG (Switzerland)	59,200	7,502,911
Beazley PLC (United Kingdom)	610,400	3,504,791
CNP Assurances (France)	167,700	2,262,173
Discovery Ltd. (South Africa)	422,555	3,624,097
Hannover Rueck SE (Germany)	33,900	3,871,045
Helvetia Holding AG (Switzerland)	5,900	3,323,521
Loews Corp.	267,500	10,272,000
Marsh & McLennan Cos., Inc.	441,900	24,503,355
MetLife, Inc.	526,700	25,392,207

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	25,200	$5,020,803
Old Mutual PLC (United Kingdom)	1,549,800	4,077,023
Prudential PLC (United Kingdom)	540,644	12,180,505
Sampo OYJ (Finland) (Class A Stock)	257,864	13,094,982
SCOR SE (France)	91,700	3,431,225
St James’s Place PLC (United Kingdom)	630,526	9,345,506
Swiss Life Holding AG (Switzerland)*	34,800	9,373,374
Swiss Re AG (Switzerland)	110,800	10,821,427
XL Group PLC (Ireland)	463,470	18,158,755
Zurich Insurance Group AG (Switzerland)*	32,100	8,246,490

		213,014,754

Internet & Catalog Retail — 1.2%
Amazon.com, Inc.*	116,338	78,631,690
Home Retail Group PLC (United Kingdom)	784,800	1,149,700
TripAdvisor, Inc.*(a)	275,965	23,526,016

		103,307,406

Internet Software & Services — 2.4%
Akamai Technologies, Inc.*	239,526	12,606,253
Alibaba Group Holding Ltd. (China), ADR*(a)	345,517	28,080,167
Alphabet, Inc. (Class A Stock)*	43,755	34,041,828
Alphabet, Inc. (Class C Stock)*	44,093	33,461,296
Baidu, Inc. (China), ADR*	42,988	8,126,452
Facebook, Inc. (Class A Stock)*	643,664	67,365,874
NetEase, Inc. (China), ADR	69,144	12,531,659
Tencent Holdings Ltd. (China)	501,600	9,821,321

		206,034,850

IT Services — 1.9%
Alten SA (France)(g)	61,476	3,557,578
Amadeus IT Holding SA (Spain) (Class A Stock)	236,973	10,444,558
Automatic Data Processing, Inc.	67,297	5,701,402
Cap Gemini SA (France)	192,266	17,839,613
Cognizant Technology Solutions Corp. (Class A Stock)*	297,562	17,859,671
FleetCor Technologies, Inc.*	101,876	14,561,137
Genpact Ltd.*	641,395	16,022,047
Tieto OYJ (Finland)	95,600	2,553,925
Visa, Inc. (Class A Stock)(a)	831,877	64,512,062
Western Union Co. (The)(a)	251,700	4,507,947

		157,559,940

Leisure Products — 0.3%
Heiwa Corp. (Japan)	143,400	2,683,301
Mattel, Inc.(a)	557,500	15,147,275
Shimano, Inc. (Japan)	73,700	11,317,266

		29,147,842

Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.	182,400	25,873,440

Machinery — 0.8%
Atlas Copco AB (Sweden) (Class A Stock)	339,717	8,331,493
Bradken Ltd. (Australia)*	529,200	185,477
Bucher Industries AG (Switzerland)	13,500	3,042,579
Colfax Corp.*	91,346	2,132,929
Danieli & C Officine Meccaniche SpA (Italy)	67,900	1,295,363
FANUC Corp. (Japan)	57,400	9,889,438

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Georg Fischer AG (Switzerland)	6,900	$4,684,428
Hong Leong Asia Ltd. (Singapore)(g)	377,000	206,694
Illinois Tool Works, Inc.	125,000	11,585,000
Makita Corp. (Japan)	156,900	9,041,622
Rational AG (Germany)	11,731	5,324,867
Singamas Container Holdings Ltd. (Hong Kong)(g)	6,354,000	644,027
SMC Corp. (Japan)	22,400	5,818,040
Tsubakimoto Chain Co (Japan)	76,100	585,965
Vesuvius PLC (United Kingdom)	152,000	748,459
Wabtec Corp.	102,662	7,301,321

		70,817,702

Marine
AP Moeller-Maersk A/S (Denmark) (Class B Stock)	2,000	2,608,610

Media — 1.0%
Comcast Corp. (Class A Stock)	344,600	19,445,778
JCDecaux SA (France)	201,266	7,715,536
News Corp. (Class A Stock)	313,400	4,187,024
RELX PLC (United Kingdom)	823,102	14,516,246
SKY Perfect JSAT Holdings, Inc. (Japan)	493,300	2,773,375
Trinity Mirror PLC (United Kingdom)	126,600	311,982
Twenty-First Century Fox, Inc. (Class B Stock)	688,100	18,736,963
Viacom, Inc. (Class B Stock)	75,800	3,119,928
WPP PLC (United Kingdom)	691,641	15,909,070

		86,715,902

Metals & Mining — 0.2%
Anglo American PLC (United Kingdom)	243,600	1,068,731
Arrium Ltd. (Australia)*	4,552,400	190,361
Aurubis AG (Germany)	24,400	1,235,529
Boliden AB (Sweden)	239,000	4,004,253
Mount Gibson Iron Ltd. (Australia)*(a)	1,000,000	131,110
Rio Tinto Ltd. (United Kingdom)	52,600	1,701,056
Shougang Fushan Resources Group Ltd. (China)	6,121,000	786,203
Sumitomo Metal Mining Co. Ltd. (Japan)	238,000	2,889,063
Voestalpine AG (Austria)	90,700	2,774,364

		14,780,670

Multiline Retail — 0.2%
Debenhams PLC (United Kingdom)	1,464,900	1,579,415
Harvey Norman Holdings Ltd. (Australia)	152,100	459,787
Kohl’s Corp.	244,300	11,636,009
Myer Holdings Ltd. (Australia)(a)	1,428,500	1,235,455

		14,910,666

Multi-Utilities — 0.6%
AGL Energy Ltd. (Australia)	326,800	4,276,211
CenterPoint Energy, Inc.	193,500	3,552,660
Centrica PLC (United Kingdom)	935,900	3,005,167
E.ON SE (Germany)	196,300	1,884,884
Engie SA (France)	66,000	1,169,079
PG&E Corp.	675,700	35,940,483

		49,828,484

Oil, Gas & Consumable Fuels — 1.9%
Apache Corp.	329,900	14,670,653
BP PLC (United Kingdom)	1,661,200	8,632,784

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources Ltd. (Canada)(a)	590,900	$12,899,347
Chevron Corp.	37,100	3,337,516
Exxon Mobil Corp.	278,700	21,724,665
Hess Corp.	248,700	12,056,976
JX Holdings, Inc. (Japan)	601,000	2,522,446
Occidental Petroleum Corp.	262,900	17,774,669
OMV AG (Austria)	117,100	3,323,931
Repsol SA (Spain)	266,500	2,933,986
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	290,520	6,625,946
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	270,100	12,367,879
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	495,400	11,290,694
Statoil ASA (Norway)	192,100	2,679,175
Suncor Energy, Inc. (Canada)	312,335	8,062,879
Total SA (France)	387,684	17,380,507

		158,284,053

Paper & Forest Products — 0.2%
International Paper Co.	288,800	10,887,760
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	2,475,600	1,376,979
Mondi PLC (South Africa)	100,500	1,969,886
UPM-Kymmene OYJ (Finland)	226,000	4,195,784

		18,430,409

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	261,102	22,992,642
Kao Corp. (Japan)(a)	213,000	10,945,803
Oriflame Holding AG (Switzerland)*	55,000	881,420

		34,819,865

Pharmaceuticals — 3.0%
Astellas Pharma, Inc. (Japan)	788,600	11,226,324
AstraZeneca PLC (United Kingdom)	61,400	4,147,432
Bristol-Myers Squibb Co.	325,680	22,403,527
GlaxoSmithKline PLC (United Kingdom)	263,300	5,317,596
Johnson & Johnson	259,500	26,655,840
KYORIN Holdings, Inc. (Japan)	95,200	1,983,589
Merck & Co., Inc.	626,838	33,109,583
Merck KGaA (Germany)	14,200	1,374,863
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	78,200	1,863,516
Novartis AG (Switzerland), ADR	197,503	16,993,158
Novo Nordisk A/S (Denmark), ADR	427,958	24,855,801
Novo Nordisk A/S (Denmark) (Class B Stock)	229,226	13,271,775
Pfizer, Inc.	1,272,400	41,073,072
Sanofi (France)	126,000	10,738,000
Sawai Pharmaceutical Co. Ltd. (Japan)	24,600	1,684,166
Stada Arzneimittel AG (Germany)	64,700	2,609,068
Teva Pharmaceutical Industries Ltd. (Israel)	114,500	7,470,085
Teva Pharmaceutical Industries Ltd. (Israel), ADR	312,695	20,525,300
Towa Pharmaceutical Co. Ltd. (Japan)	32,800	2,039,675
Tsumura & Co. (Japan)	95,700	2,657,456

		251,999,826

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) — 0.5%
Alexandria Real Estate Equities, Inc.	6,631	$599,177
Apartment Investment & Management Co. (Class A Stock)	23,077	923,772
AvalonBay Communities, Inc.	9,643	1,775,566
Boston Properties, Inc.	12,438	1,586,342
Camden Property Trust	22,919	1,759,262
DCT Industrial Trust, Inc.	30,162	1,127,154
Digital Realty Trust, Inc.	10,321	780,474
EastGroup Properties, Inc.	10,454	581,347
Equity Residential	23,623	1,927,401
Essex Property Trust, Inc.	8,157	1,952,867
Extra Space Storage, Inc.	12,116	1,068,752
Federal Realty Investment Trust	7,866	1,149,223
First Industrial Realty Trust, Inc.	23,775	526,141
General Growth Properties, Inc.	34,467	937,847
Host Hotels & Resorts, Inc.	45,014	690,515
Kilroy Realty Corp.	9,123	577,303
LaSalle Hotel Properties	21,669	545,192
Macerich Co. (The)	11,193	903,163
Pennsylvania Real Estate Investment Trust	34,859	762,366
ProLogis, Inc.	39,584	1,698,945
Public Storage	9,044	2,240,199
Simon Property Group, Inc.	12,355	2,402,306
SL Green Realty Corp.	5,147	581,508
Sunstone Hotel Investors, Inc.	60,001	749,412
UDR, Inc.	40,233	1,511,554
Weyerhaeuser Co.	400,800	12,015,984

		41,373,772

Real Estate Management & Development — 0.4%
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	490,768	15,473,915
Cheung Kong Property Holdings Ltd. (Hong Kong)	194,000	1,254,983
China Overseas Land & Investment Ltd. (China)	3,614,000	12,581,645
Lend Lease Group (Australia)	454,800	4,692,413
Wheelock & Co. Ltd. (Hong Kong)	495,000	2,077,112

		36,080,068

Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada)	152,100	19,407,960
FirstGroup PLC (United Kingdom)*	308,200	487,038
Go-Ahead Group PLC (United Kingdom)	96,600	3,800,885
National Express Group PLC (United Kingdom)(g)	791,500	3,883,231
Sankyu, Inc. (Japan)	618,000	3,152,924
Seino Holdings Co. Ltd. (Japan)	150,000	1,560,645

		32,292,683

Semiconductors & Semiconductor Equipment — 1.3%
Analog Devices, Inc.	45,505	2,517,337
Applied Materials, Inc.(a)	636,600	11,885,322
ARM Holdings PLC (United Kingdom)	311,517	4,748,179
ARM Holdings PLC (United Kingdom), ADR(a)	296,602	13,418,274
NXP Semiconductors NV (Netherlands)*	475,241	40,039,055
Shinko Electric Industries Co. Ltd. (Japan)	208,700	1,337,944
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,790,000	16,350,974

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	293,800	$16,103,178

		106,400,263

Software — 1.7%
ANSYS, Inc.*	133,700	12,367,250
Autodesk, Inc.*	279,639	17,038,404
Microsoft Corp.	989,013	54,870,441
NetSuite, Inc.*(a)	127,750	10,810,205
Oracle Corp.	722,950	26,409,364
salesforce.com, Inc.*	277,108	21,725,267

		143,220,931

Specialty Retail — 0.5%
Aoyama Trading Co. Ltd. (Japan)	79,900	3,078,222
Darty PLC (United Kingdom)(g)	587,300	891,777
Lowe’s Cos., Inc.	386,462	29,386,570
Nitori Holdings Co. Ltd. (Japan)	102,200	8,582,947
Shimachu Co. Ltd. (Japan)	92,800	2,110,704

		44,050,220

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.	158,557	16,689,710
Eizo Corp. (Japan)	62,400	1,494,480
Lenovo Group Ltd. (China)	7,506,000	7,575,006
Ricoh Co. Ltd. (Japan)	368,800	3,797,462
Samsung Electronics Co. Ltd. (South Korea)	11,371	12,128,107
Wincor Nixdorf AG (Germany)	50,700	2,541,931

		44,226,696

Textiles, Apparel & Luxury Goods — 0.2%
Under Armour, Inc. (Class A Stock)*(a)	140,248	11,305,391
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	758,000	2,567,741

		13,873,132

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	456,872	8,689,633
Paragon Group of Cos. PLC (The) (United Kingdom)	428,500	2,227,651

		10,917,284

Tobacco — 0.3%
Imperial Tobacco Group PLC (United Kingdom)	69,500	3,670,849
Philip Morris International, Inc.	256,900	22,584,079

		26,254,928

Trading Companies & Distributors — 0.5%
Fastenal Co.(a)	335,103	13,678,904
Marubeni Corp. (Japan)	744,000	3,824,976
Mitsubishi Corp. (Japan)	169,900	2,825,967
Mitsui & Co. Ltd. (Japan)	435,900	5,179,381
Seven Group Holdings Ltd. (Australia)(a)	380,000	1,518,508
Sumitomo Corp. (Japan)	338,100	3,447,041
Wolseley PLC (Switzerland)	241,004	13,089,701

		43,564,478

Wireless Telecommunication Services — 0.2%
Freenet AG (Germany)	62,000	2,092,192
KDDI Corp. (Japan)	120,400	3,126,812

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
NTT DoCoMo, Inc. (Japan)	138,300	$2,836,754
T-Mobile US, Inc.*	221,600	8,668,992

		16,724,750

TOTAL COMMON STOCKS (cost $3,557,930,388)		4,025,169,532

EXCHANGE TRADED FUNDS — 9.9%
iShares 20+ Year Treasury Bond Fund ETF(a)	21,233	2,561,124
iShares Core U.S. Aggregate Bond ETF	1,907,374	206,015,466
iShares Intermediate Credit Bond ETF	48,674	5,221,747
iShares JPMorgan USD Emerging Markets
Bond Fund ETF(a)	363,950	38,498,631
iShares MBS ETF(a)	156,000	16,801,200
iShares MSCI EAFE ETF(a)	2,843,641	167,063,909
iShares Russell 1000 Growth Index Fund ETF	423,047	42,084,716
iShares Russell 1000 Value Index Fund ETF(a)	411,900	40,308,534
iShares Russell 2000 Index Fund ETF(a)	233,593	26,281,548
iShares TIPS Bond ETF(a)	253,623	27,817,371
SPDR S&P 500 ETF Trust ETF(a)	1,145,896	233,636,735
Vanguard REIT ETF(a)	365,968	29,178,629

TOTAL EXCHANGE TRADED FUNDS (cost $749,050,785)		835,469,610

PREFERRED STOCK
Consumer Finance
Navient Corp., 2.171% (cost $20,250)	1,800	42,552

	Units
RIGHTS*
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/07/16 (cost $134,676)	266,500	132,936

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.6%
Collateralized Loan Obligations — 2.1%
Aimco (Cayman Islands),
Series 2015-AA, Class A1, 144A
2.029%(c)	01/15/28		5,750	5,719,446
Aquilae CLO II PLC (Ireland),
Series 2006-1X, Class A
0.289%(c)	01/17/23	EUR	53	57,757
ARES XXVI CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A
1.421%(c)	04/15/25		1,500	1,480,464
Arrowpoint CLO Ltd. (Cayman Islands),
Series 2015-4A, Class A, 144A
1.865%(c)	04/18/27		6,500	6,413,691
Series 2015-4A, Class B, 144A
2.745%(c)	04/18/27		2,500	2,490,477

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Atlas Sr. Loan Fund IV Ltd. (Cayman Islands),
Series 2013-2A, Class A1L, 144A
1.862%(c)	02/15/26	500	$495,257
Atrium VII (Cayman Islands),
Series 7AR, Class AR, 144A
1.421%(c)	11/16/22	2,054	2,048,605
Atrium X (Cayman Islands),
Series 2013-10A, Class A, 144A
1.437%(c)	07/16/25	4,000	3,898,917
Avery Point VI CLO Ltd. (Cayman Islands),
Series 2015-6A, Class A, 144A
1.784%(c)	08/05/27	5,000	4,925,470
Babson CLO Ltd. (Cayman Islands),
Series 2013-IA, Class A, 144A
1.417%(c)	04/20/25	5,500	5,388,428
Battalion CLO V Ltd. (Cayman Islands),
Series 2014-5A, Class A1, 144A
1.815%(c)	04/17/26	500	495,133
Battalion CLO VIII Ltd. (Cayman Islands),
Series 2015-8A, Class A1, 144A
1.845%(c)	04/18/27	4,000	3,959,244
Bean Creek CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A, 144A
2.223%(c)	01/20/28	5,000	4,984,830
Benefit Street Partners CLO VII Ltd. (Cayman Islands),
Series 2015-VIIA, Class A1A, 144A
1.824%(c)	07/18/27	4,500	4,458,526
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-1A, Class B1, 144A
2.065%(c)	04/17/25	1,750	1,723,276
Catamaran CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A, 144A
1.870%(c)	04/22/27	8,250	8,139,188
CIFC Funding Ltd. (Cayman Islands),
Series 2012-1AR, Class A1R, 144A
1.512%(c)	08/14/24	6,400	6,371,154
Dryden XVI-Leveraged Loan CDO,
Series 2006-16A, Class A1, 144A
0.557%(c)	10/20/20	307	306,126
Dryden XXII Sr. Loan Fund (Cayman Islands),
Series 2011-22A, Class A1R, 144A
1.491%(c)	01/15/22	4,192	4,177,211
Flatiron CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
1.715%(c)	01/17/26	2,500	2,471,039
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-6A, Class A, 144A
1.784%(c)	05/05/27	8,250	8,138,957
Hillmark Funding Ltd. (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.628%(c)	05/21/21	814	798,754
Jackson Mill CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A, 144A
1.861%(c)	04/15/27	800	792,035
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1, 144A
1.782%(c)	07/20/27	4,750	4,683,742

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Jubilee CDO VI BV (Netherlands),
Series VI-X, Class A1B
0.336%(c)	09/20/22	EUR 800	$863,124
Limerock CLO II Ltd. (Cayman Islands),
Series 2014-2A, Class A, 144A
1.817%(c)	04/18/26	1,350	1,330,784
Madison Park Funding IX Ltd. (Cayman Islands),
Series 2012-9AR, Class B1R, 144A
2.232%(c)	08/15/22	1,750	1,730,749
Madison Park Funding XI Ltd. (Cayman Islands),
Series 2013-11A, Class A1A, 144A
1.596%(c)	10/23/25	4,000	3,936,473
Magnetite VI Ltd. (Cayman Islands),
Series 2012-6A, Class BR, 144A
2.362%(c)	09/15/23	5,000	4,935,659
Magnetite VIII Ltd. (Cayman Islands),
Series 2014-8A, Class A, 144A
1.801%(c)	04/15/26	6,250	6,202,581
Mercator CLO II PLC (Ireland),
Series II-X, Class A1
0.149%(c)	02/18/24	EUR 137	147,751
Neuberger Berman CLO XII Ltd. (Cayman Islands),
Series 2012-12AR, Class A2R, 144A
1.445%(c)	07/25/23	2,700	2,694,105
Series 2012-12AR, Class BR, 144A
2.420%(c)	07/25/23	750	743,179
Neuberger Berman CLO XVI Ltd. (Cayman Islands),
Series 2014-16A, Class A1, 144A
1.791%(c)	04/15/26	3,200	3,165,549
NZCG Funding Ltd. (Cayman Islands),
Series 2015-2A, Class A2, 144A
2.673%(c)	04/27/27	2,250	2,207,821
OZLM Funding Ltd. (Cayman Islands),
Series 2012-1A, Class A1R, 144A
1.840%(c)	07/22/27	3,250	3,230,457
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-2A, Class A1A, 144A
1.794%(c)	07/20/27	4,750	4,738,076
Penta CLO 1 SA (Luxembourg),
Series 2007-1X, Class A1
0.172%(c)	06/04/24	EUR 367	394,566
Race Point VIII CLO Ltd. (Cayman Islands),
Series 2013-8A, Class A, 144A
1.620%(c)	02/20/25	500	492,591
Regatta III Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
1.841%(c)	04/15/26	7,750	7,695,083
Regatta V Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
1.880%(c)	10/25/26	500	495,245
Shackleton 2014-V CLO Ltd. (Cayman Islands),
Series 2014-5A, Class A, 144A
1.844%(c)	05/07/26	3,750	3,702,289
Shackleton 2014-VI CLO Ltd. (Cayman Islands),
Series 2014-6A, Class A1, 144A
1.795%(c)	07/17/26	7,250	7,187,235
Shackleton I CLO Ltd. (Cayman Islands),
Series 2012-1A, Class A1, 144A
1.886%(c)	08/12/23	3,750	3,730,335

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Shackleton II CLO Ltd. (Cayman Islands),
Series 2012-2A, Class A1, 144A
1.727%(c)	10/20/23		2,000	$1,995,168
Symphony CLO III Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.602%(c)	05/15/19		289	287,664
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A, 144A
1.817%(c)	07/20/27		4,500	4,446,244
Treman Park CLO LLC (Cayman Islands),
Series 2015-1A, Class A, 144A
1.817%(c)	04/20/27		5,500	5,456,961
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
1.441%(c)	07/15/25		2,750	2,709,650
Vibrant CLO Ltd. (Cayman Islands),
Series 2015-3A, Class A1, 144A
1.947%(c)	04/20/26		13,250	13,121,909
Voya CLO Ltd. (Cayman Islands),
Series 2012-3AR, Class BR, 144A
2.271%(c)	10/15/22		3,250	3,192,076
Series 2013-2A, Class A1, 144A
1.470%(c)	04/25/25		500	494,054
Wood Street CLO BV (Netherlands),
Series 10A, Class A1
0.339%	03/29/21	EUR	18	19,977
Series I, Class A
0.231%(c)	11/22/21	EUR	185	199,865

				175,964,947

Non-Residential Mortgage-Backed Securities — 0.2%
Hertz,
Series 2015-1A, Class A, 144A
2.730%	03/25/21		5,000	4,956,606
Motor PLC (United Kingdom),
Series 2014-1X, Class A1
0.902%(c)	08/25/21		481	481,317
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 144A
2.470%	09/18/24		3,500	3,493,105
Series 2015-2A, Class A, 144A
2.570%	07/18/25		3,600	3,557,812
Saxon Asset Securities Trust,
Series 2005-1, Class M2
1.142%(c)	05/25/35		500	337,765
SLM Student Loan Trust,
Series 2007-3, Class A3
0.360%(c)	04/25/19		571	564,037
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24		4,675	4,641,641

				18,032,283

Residential Mortgage-Backed Securities — 1.3%
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
0.812%(c)	03/25/36		2,900	2,530,103

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Asset-Backed Funding Certificates Trust,
Series 2004-OPT5, Class A1
1.122%(c)	06/25/34		76	$70,547
Asset-Backed Pass-Through Certificates,
Series 2005-R4, Class M2
0.872%(c)	07/25/35		7,400	6,641,188
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE3, Class M1
1.232%(c)	06/25/34		2,151	2,011,924
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE10, Class M1
1.397%(c)	12/25/34		3,380	3,172,836
Series 2005-HE5, Class M2
1.457%(c)	06/25/35		7,275	7,068,624
Series 2007-AQ1, Class A1
0.532%(c)	04/25/31		312	313,907
Series 2007-HE3, Class 1A2
0.622%(c)	04/25/37		1,251	1,232,953
Bear Stearns Asset-Backed Securities Trust,
Series 2005-1, Class M2
2.522%(c)	03/25/35		2,000	1,868,378
Countrywide Asset-Backed Certificates,
Series 2004-ECC1, Class M2
1.472%(c)	09/25/34		1,278	1,197,864
Series 2005-14, Class 3A3
0.772%(c)	04/25/36		2,978	2,933,645
Series 2006-4, Class 2A2
0.602%(c)	07/25/36		330	324,014
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.482%(c)	11/25/36		25	13,862
Series 2007-CB6, Class A1, 144A
0.317%(c)	07/25/37		57	36,154
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6A
5.684%(c)	12/25/36		54	30,720
CWABS Asset-Backed Certificates Trust,
Series 2005-17, Class MV1
0.882%(c)	05/25/36		2,600	2,107,520
EuroMASTR PLC (United Kingdom),
Series 2007-1V, Class A2
0.788%(c)	06/15/40	GBP	1,261	1,674,714
First NLC Trust,
Series 2005-4, Class A4
0.812%(c)	02/25/36		700	603,619
Series 2007-1, Class A1, 144A
0.492%(c)	08/25/37		193	97,580
GSAMP Trust,
Series 2003-FM1, Class M1
1.632%(c)	03/20/33		3,576	3,448,140
Series 2005-WMC1, Class M1
1.157%(c)	09/25/35		295	260,236
Series 2007-NC1, Class A2C
0.572%(c)	12/25/46		2,974	1,632,176
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2007-B, Class 2A2
0.582%(c)	07/25/37		1,149	716,628

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A3
0.532%(c)	08/25/36	121	$60,994
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class M3
1.202%(c)	08/25/35	2,000	1,473,693
Series 2006-11, Class 1A
0.582%(c)	12/25/36	8,092	5,007,001
MASTR Asset-Backed Securities Trust,
Series 2005-WF1, Class M2
0.852%(c)	06/25/35	1,100	1,043,985
Series 2006-NC2, Class A3
0.532%(c)	08/25/36	4,579	2,153,428
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class M5
0.812%(c)	08/25/36	4,200	3,626,390
Series 2006-RM4, Class A2A
0.502%(c)	09/25/37	4	1,437
Series 2007-HE2, Class A2A
0.542%(c)	02/25/37	13	6,234
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE4, Class M1
1.322%(c)	05/25/34	2,068	1,963,546
Series 2006-WMC2, Class A2FP
0.472%(c)	07/25/36	78	35,488
Series 2007-HE6, Class A1
0.482%(c)	05/25/37	41	26,222
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1
0.472%(c)	11/25/36	1	508
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-WF1, Class M2
0.712%(c)	03/25/36	700	519,497
NovaStar Mortgage Funding Trust,
Series 2005-3, Class M2
0.892%(c)	01/25/36	400	319,026
Option One Mortgage Loan Trust,
Series 2004-3, Class M2
1.277%(c)	11/25/34	1,166	1,045,936
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-4, Class M1
0.862%(c)	11/25/35	1,200	1,127,595
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M3
1.457%(c)	02/25/35	5,400	5,220,637
Series 2005-WCW2, Class M1
0.922%(c)	07/25/35	3,000	2,980,520
Series 2005-WHQ4, Class M1
0.892%(c)	09/25/35	1,700	1,583,724
RAMP Trust,
Series 2005-EFC4, Class M3
0.902%(c)	09/25/35	6,600	5,925,320
RASC Trust,
Series 2002-KS4, Class AIIB
0.922%(c)	07/25/32	16	14,242
Series 2005-AHL1, Class M1
0.872%(c)	09/25/35	621	597,686
Series 2005-KS10, Class M2
0.862%(c)	11/25/35	2,000	1,722,456

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
0.552%(c)	05/25/37	274	$184,992
Series 2007-HE1, Class A2A
0.482%(c)	12/25/36	71	27,518
Series 2007-NC1, Class A2A
0.472%(c)	12/25/36	2	1,182
Soundview Home Loan Trust,
Series 2006-3, Class A4
0.672%(c)	11/25/36	4,000	2,752,166
Series 2006-NLC1, Class A1, 144A
0.482%(c)	11/25/36	28	10,281
Series 2006-OPT2, Class A3
0.602%(c)	05/25/36	1,770	1,672,655
Structured Asset Investment Loan Trust,
Series 2005-4, Class M3
1.142%(c)	05/25/35	2,500	2,335,877
VOLT XXXI LLC,
Series 2015-NPL2, Class A1, 144A
3.375%(c)	02/25/55	3,884	3,829,829
VOLT XXXIII LLC,
Series 2015-NPL5, Class A1, 144A
3.500%(c)	03/25/55	1,713	1,682,687
VOLT XXXIV LLC,
Series 2015-NPL7, Class A1, 144A
3.250%(c)	02/25/55	3,450	3,379,420
VOLT XXXVI LLC,
Series 2015-NP10, Class A1, 144A
3.625%(c)	07/25/45	2,733	2,694,321
VOLT XXXVII LLC,
Series 2015-NP11, Class A1, 144A
3.625%(c)	07/25/45	4,760	4,705,987
Wachovia Mortgage Loan Trust,
Series 2005-WMC1, Class M1
1.082%(c)	10/25/35	6,300	5,942,968
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.482%(c)	10/25/36	88	45,218
Series 2007-HE2, Class 2A3
0.672%(c)	04/25/37	5,296	2,405,674

			108,113,672

TOTAL ASSET-BACKED SECURITIES (cost $302,730,566)			302,110,902

BANK LOANS(c) — 0.2%
Automobiles — 0.1%
Chrysler Group LLC,
Term Loan B
3.500%	05/24/17	3,959	3,941,642

Chemicals
Macdermid, Inc.,
Term Loan
5.500%	06/07/20	973	939,495

Healthcare-Services
MPH Acquisition Holdings LLC,
Term Loan B
3.750%	03/31/21	1,093	1,061,674

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
Oil & Gas
Motor Fuel Group (United Kingdom),
Term Loan
6.000%	07/15/22	GBP	850	$1,209,220

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc.,
Term Loan
3.750%	08/05/20		3,500	3,353,437
4.000%	04/01/22		993	954,867

				4,308,304

Semiconductors
Avago Technologies Finance Ltd.,
Term Loan
4.250%	12/31/22		2,775	2,738,387
NXP BV,
Term Loan
3.750%	12/07/20		1,125	1,117,969

				3,856,356

TOTAL BANK LOANS (cost $15,461,120)				15,316,691

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
Banc of America Re-REMIC Trust,
Series 2009-UB1, Class A4A, 144A
5.589%(c)	06/24/50		208	211,591
Series 2010-UB5, Class A4A, 144A
5.651%(c)	02/17/51		1,650	1,669,236
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XB, IO
0.294%(c)	02/10/48		76,865	1,777,880
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48		69	69,551
Commercial Mortgage Pass-Through Certificates,
Series 2013-LC13, Class XA, IO
1.402%(c)	08/10/46		43,562	2,618,867
Series 2015-3BP, Class A, 144A
3.178%	02/10/35		1,300	1,273,927
Series 2015-DC1, Class XA, IO
1.186%(c)	02/10/48		61,349	4,376,961
Commercial Mortgage Trust,
Series 2014-UBS4, Class A5
3.694%	08/10/47		6,005	6,100,755
Credit Suisse Commercial Mortgage Trust,
Series 2006-C1, Class AJ
5.461%(c)	02/15/39		2,052	2,050,519
Credit Suisse Mortgage Capital Certificates,
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40		69	69,833
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39		705	709,894
Series 2010-UD1, Class A, 144A
5.777%(c)	12/16/49		610	621,461
DBUBS Mortgage Trust,
Series 2011-LC2A, Class A2, 144A
3.386%	07/10/44		1,973	1,979,403

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Eleven Madison Trust,
Series 2015-11MD, Class A, 144A
3.555%(c)	09/10/35		3,600	$3,639,227
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA, IO
2.330%(c)	11/10/45		3,329	320,533
Hercules Eclipse PLC (United Kingdom),
Series 2006-4, Class A
0.821%(c)	10/25/18	GBP	139	201,093
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A4
3.227%	10/15/48		10,000	9,800,680
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB15, Class A1A
5.811%(c)	06/12/43		2,001	2,016,937
Series 2006-LDP9, Class A3
5.336%	05/15/47		105	106,723
Series 2010-C2, Class A3, 144A
4.070%	11/15/43		1,300	1,365,949
Series 2015-JP1, Class A5
3.914%	01/15/49		5,200	5,356,167
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3
3.451%	07/15/50		10,000	9,992,920
Morgan Stanley Capital I Trust,
Series 2007-IQ15, Class A4
5.917%(c)	06/11/49		33	34,704
Series 2007-IQ16, Class A4
5.809%	12/12/49		1,275	1,331,869
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.044%(c)	12/16/49		140	143,156
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28		700	738,280
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C29, Class A4
5.308%	11/15/48		3,164	3,207,519
Washington Mutual Commercial Mortgage Securities Trust,
Series 2007-SL3, Class A1A, 144A
5.449%(c)	03/23/45		1,523	1,538,510

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $64,721,896)				63,324,145

CORPORATE BONDS — 11.4%
Agriculture
Altria Group, Inc.,
Gtd. Notes
9.250%	08/06/19		222	271,723
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.600%	11/15/23		1,575	1,641,342

				1,913,065

Airlines — 0.3%
American Airlines 2013-2 Class A
Pass-Through Trust, Pass-Through Certificates
4.950%	01/15/23		2,135	2,252,278

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Airlines (continued)
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	05/01/27	1,190	$1,148,768
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21	288	324,810
Continental Airlines 2012-3 Class C Pass-Through Certificates,
Pass-Through Certificates
6.125%	04/29/18	1,500	1,530,000
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	05/07/20	2,973	3,135,990
Latam Airlines 2015-1 Pass-Through Trust A (Chile),
Pass-Through Certificates, 144A
4.200%	08/15/29	2,000	1,875,000
Latam Airlines 2015-1 Pass-Through Trust B (Chile),
Pass-Through Certificates, 144A(g)
4.500%	08/15/25	8,000	7,360,000
Turkish Airlines 2015-1 Class A Pass Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28	5,179	4,971,840
UAL 2009-1 Pass-Through Trust,
Pass-Through Certificates
10.400%	05/01/18	126	133,582

			22,732,268

Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.219%	01/09/22	5,050	4,942,698
General Motors Financial Co., Inc.,
Gtd. Notes
3.000%	09/25/17	3,700	3,712,635
3.150%	01/15/20	4,610	4,568,745
3.450%	04/10/22	3,125	2,997,684
3.500%	07/10/19	2,500	2,508,375
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
2.150%	02/26/20	1,440	1,412,878
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.125%	12/15/18	1,500	1,507,500
4.250%	11/15/19	250	251,875

			21,902,390

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.625%	10/15/22	2,315	2,424,963
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.750%	02/15/21	620	637,050
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.125%	11/15/23	525	538,125
Lear Corp.,
Gtd. Notes
5.250%	01/15/25	2,500	2,543,750

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Meritor, Inc.,
Gtd. Notes
6.750%	06/15/21		2,500	$2,300,000

				8,443,888

Banks — 3.7%
Abbey National Treasury Services PLC (United Kingdom),
Gtd. Notes
2.375%	03/16/20		2,500	2,495,897
Banca Carige SpA (Italy),
Covered Bonds, MTN
3.875%	10/24/18	EUR	2,800	3,291,760
Banca Monte dei Paschi di Siena SpA (Italy),
Covered Bonds, MTN
4.875%	09/15/16	EUR	200	223,821
Sr. Unsec’d. Notes, MTN
3.625%	04/01/19	EUR	4,400	4,785,359
Banco do Brasil SA (Brazil),
Jr. Sub. Notes, 144A
9.000%(c)	06/29/49		3,438	2,251,890
Banco Popolare SC (Italy),
Sr. Unsec’d. Notes, MTN
3.500%	03/14/19	EUR	5,436	6,055,743
Banco Popular Espanol SA (Spain),
Jr. Sub. Notes
8.250%(c)	04/29/49	EUR	1,400	1,426,549
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%	01/14/16		700	699,160
4.625%	02/13/17		800	806,800
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
1.915%(c)	01/19/16		2,000	1,998,000
BanColombia SA (Colombia),
Sr. Unsec’d. Notes
5.950%	06/03/21		1,200	1,237,500
Bank of America Corp.,
Sr. Unsec’d. Notes
0.581%(c)	10/14/16		500	498,389
5.750%	12/01/17		6,600	7,060,350
Sr. Unsec’d. Notes, MTN
1.406%(c)	03/22/16		3,600	3,600,058
3.875%	08/01/25		3,400	3,451,435
4.000%	04/01/24		2,200	2,249,973
4.125%	01/22/24		1,100	1,136,135
5.000%	05/13/21		5,085	5,555,617
6.400%	08/28/17		7,000	7,498,386
6.875%	04/25/18		1,400	1,544,560
Sub. Notes, MTN
0.570%(c)	05/23/17	EUR	600	649,608
4.000%	01/22/25		4,750	4,649,908
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.000%	02/24/25		1,825	1,794,694
Sr. Unsec’d. Notes, MTN
1.234%(c)	08/17/20		1,000	1,001,884
Bankia SA (Spain),
Sr. Unsec’d. Notes
0.147%(c)	01/25/16	EUR	300	325,942

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
3.500%	01/17/19	EUR	700	$800,355
Sub. Notes, MTN
4.000%(c)	05/22/24	EUR	4,400	4,739,885
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN(g)
2.010%	12/21/20	MXN	2,500	139,256
Sub. Notes
7.625%	11/21/22		5,300	6,035,375
7.750%(c)	04/10/23		360	384,300
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
1.372%(c)	06/15/18		2,700	2,705,354
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.500%	03/10/16		800	804,081
Sr. Unsec’d. Notes, RegS
4.500%	03/10/16		6,000	6,030,606
BPCE SA (France),
Gtd. Notes
0.934%(c)	11/18/16		3,000	3,000,663
Gtd. Notes, MTN
2.500%	07/15/19		200	200,671
BPE Financiaciones SA (Spain),
Gtd. Notes
2.875%	05/19/16	EUR	1,500	1,643,139
Gtd. Notes, MTN
2.500%	02/01/17	EUR	600	662,802
Caixa Economica Federal (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%	05/13/19		2,400	2,130,000
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	02/05/25		4,905	4,741,350
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/17		3,200	3,296,000
5.250%	03/15/18		6,416	6,624,520
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19		2,700	2,821,500
6.625%	04/01/18		1,000	1,055,000
CITIC Ltd. (China),
Sr. Unsec’d. Notes, MTN
6.875%	01/21/18		915	988,237
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(c)	12/29/49		2,395	2,387,516
6.125%(c)	12/29/49		1,020	1,040,400
8.400%(c)	04/29/49		2,200	2,396,900
Sr. Unsec’d. Notes
2.650%	10/26/20		900	892,725
3.750%	06/16/24		1,000	1,017,954
Sr. Unsec’d. Notes, MTN
0.849%(c)	05/01/17		7,500	7,465,725
Sub. Notes
4.300%	11/20/26		3,500	3,482,724
Sub. Notes, MTN
0.579%(c)	05/31/17	EUR	800	867,014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Jr. Sub. Notes
8.375%(c)	07/29/49		2,572	$2,642,720
Jr. Sub. Notes, MTN
8.400%(c)	11/29/49		1,900	2,041,303
Corpbanca SA (Chile),
Sr. Unsec’d. Notes
3.125%	01/15/18		2,700	2,631,029
Sr. Unsec’d. Notes, 144A
3.875%	09/22/19		3,100	3,070,584
Credit Agricole SA (France),
Jr. Sub. Notes
7.500%(c)	04/29/49	GBP	800	1,157,254
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
1.700%	04/27/18		1,470	1,459,445
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A
2.750%	03/26/20		500	495,261
3.800%	09/15/22		925	924,271
Credit Suisse of New York (Switzerland),
Sr. Unsec’d. Notes
1.750%	01/29/18		2,250	2,243,680
DBS Group Holdings Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
2.246%	07/16/19		1,100	1,094,124
Depfa ACS Bank (Ireland),
Covered Bonds, MTN
3.875%	11/14/16	EUR	100	112,042
Covered Bonds, RegS
5.125%	03/16/37		5,500	6,687,175
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.875%	02/13/18		1,175	1,165,009
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
1.875%	01/29/20		7,400	7,276,139
2.250%	01/30/19		1,300	1,307,938
Discover Bank,
Sr. Unsec’d. Notes
4.200%	08/08/23		2,000	2,043,126
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
2.375%	05/25/16		1,800	1,801,260
Erste Europaische Pfandbrief und Kommunalkreditbank AG in Luxemburg SA (Luxembourg),
Sr. Unsec’d. Notes
4.250%	06/04/18	EUR	5,100	6,009,228
Eurofima (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.250%	04/07/16		2,500	2,528,483
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/29/49		1,850	1,838,437
Sr. Unsec’d. Notes
1.712%(c)	09/15/20		2,900	2,906,310
3.500%	01/23/25		8,995	8,840,403

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
HBOS Capital Funding LP (United Kingdom),
Gtd. Notes
9.540%(c)	03/29/49	GBP	200	$322,860
ICICI Bank Ltd. (India),
Sr. Unsec’d. Notes, RegS
5.750%	11/16/20		2,000	2,215,270
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
5.017%	06/26/24		2,100	2,066,083
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(c)	12/29/49		2,750	2,739,687
Sr. Unsec’d. Notes
3.125%	01/23/25		5,740	5,583,878
3.200%	01/25/23		2,265	2,257,605
Sub. Notes
3.875%	09/10/24		1,250	1,243,430
4.250%	10/01/27		1,175	1,172,192
JPMorgan Chase Bank NA,
Sub. Notes, BKNT
6.000%	10/01/17		900	962,244
KBC Bank NV (Belgium),
Sub. Notes
8.000%(c)	01/25/23		200	217,760
KeyBank NA,
Sr. Unsec’d. Notes, BKNT
2.250%	03/16/20		2,580	2,551,138
LBG Capital No. 2 PLC (United Kingdom),
Gtd. Notes
15.000%	12/21/19	GBP	680	1,353,324
Lloyds Bank PLC (United Kingdom),
Covered Bonds, MTN
4.875%	03/30/27	GBP	1,500	2,625,205
Gtd. Notes
1.750%	05/14/18		1,500	1,496,761
3.500%	05/14/25		300	300,985
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49		5,700	8,075,760
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.900%	02/06/25		2,300	2,227,769
Morgan Stanley,
Jr. Sub. Notes
5.550%(c)	12/29/49		1,535	1,535,000
Sr. Unsec’d. Notes
3.800%	04/29/16		800	806,772
4.300%	01/27/45		3,070	2,929,112
Sr. Unsec’d. Notes, MTN
6.625%	04/01/18		1,800	1,973,754
Sub. Notes, MTN
4.350%	09/08/26		1,450	1,454,740
National Bank of Greece SA (Greece),
Covered Bonds(g)
3.875%	10/07/16	EUR	900	947,399
National City Corp.,
Sub. Notes
6.875%	05/15/19		3,930	4,439,804

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Novo Banco SA (Portugal),
Sr. Unsec’d. Notes, MTN
5.000%	04/04/19	EUR	2,400	$2,250,941
5.000%	04/23/19	EUR	700	659,970
7.000%	03/04/16	EUR	1,356	1,355,749
PNC Bank NA,
Sr. Unsec’d. Notes
2.950%	02/23/25		2,425	2,346,653
Realkredit Danmark A/S (Denmark),
Covered Bonds
2.000%	01/01/16	DKK	217,500	31,672,297
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
8.000%(c)	12/29/49		100	105,750
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, RegS, MTN
9.500%(c)	03/16/22		2,800	3,026,049
Santander Bank NA,
Sr. Unsec’d. Notes
2.000%	01/12/18		1,575	1,563,417
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.875%	10/02/19		1,900	1,873,442
Covered Bonds, MTN
4.250%	10/10/17	AUD	3,800	2,826,664
State Street Corp.,
Jr. Sub. Notes
5.250%(c)	12/29/49		1,280	1,281,600
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/16/20		2,025	2,013,502
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
2.817%(c)	04/20/16		200	199,556
Wells Fargo & Co.,
Jr. Sub. Notes
7.980%(c)	03/29/49		5,500	5,713,125
Sr. Unsec’d. Notes, MTN
3.000%	02/19/25		2,400	2,334,382
Sub. Notes, MTN
4.900%	11/17/45		1,055	1,064,408
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/18		2,200	2,194,445

				308,899,173

Biotechnology
Amgen, Inc.,
Sr. Unsec’d. Notes
4.400%	05/01/45		720	667,096
5.375%	05/15/43		1,180	1,253,645
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22		950	942,468

				2,863,209

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A (original cost $2,296,500; purchased 02/09/15-02/11/15)(f)(g)
5.375%	11/15/24		2,200	$2,194,500
CEMEX Espana SA (Mexico),
Sr. Sec’d. Notes, 144A
9.875%	04/30/19		2,400	2,538,000
US Concrete, Inc.,
Sr. Sec’d. Notes
8.500%	12/01/18		1,300	1,345,500
USG Corp.,
Gtd. Notes, 144A
7.875%	03/30/20		2,100	2,199,750

				8,277,750

Chemicals — 0.3%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35		175	148,863
5.250%	01/15/45		1,220	1,137,228
Ashland, Inc.,
Sr. Unsec’d. Notes
3.875%	04/15/18		4,000	4,080,000
Blue Cube Spinco, Inc.,
Gtd. Notes, 144A
9.750%	10/15/23		1,605	1,731,394
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		1,230	1,069,752
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.125%	11/15/21		1,480	1,551,617
4.625%	10/01/44		1,050	949,140
Eastman Chemical Co.,
Sr. Unsec’d. Notes
2.700%	01/15/20		2,750	2,722,835
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.250%	01/12/20		740	735,741
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
4.000%	05/01/23	EUR	4,100	4,255,192
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55		600	486,588
5.750%	04/15/24		2,270	2,500,825
Monsanto Co.,
Sr. Unsec’d. Notes
3.950%	04/15/45		320	248,291
RPM International, Inc.,
Sr. Unsec’d. Notes
6.500%	02/15/18		2,745	2,960,730

				24,578,196

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A (original cost $617,800; purchased 2/10/15)(f)(g)
4.500%	02/15/45		625	581,193

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
Service Corp. International,
Sr. Unsec’d. Notes
7.625%	10/01/18	1,000	$1,116,250
United Rentals North America, Inc.,
Gtd. Notes
7.625%	04/15/22	3,750	4,007,625

			5,705,068

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.150%	02/09/22	3,500	3,397,191
2.850%	05/06/21	400	409,640
Hewlett Packard Enterprise Co.,
Gtd. Notes, 144A
2.450%	10/05/17	3,925	3,921,672
2.850%	10/05/18	1,385	1,384,228
Seagate HDD Cayman,
Gtd. Notes
3.750%	11/15/18	1,625	1,612,813

			10,725,544

Diversified Financial Services — 0.7%
Ally Financial, Inc.,
Gtd. Notes
2.750%	01/30/17	2,600	2,593,500
3.500%	07/18/16	11,500	11,528,750
5.500%	02/15/17	2,400	2,472,000
Sr. Unsec’d. Notes
3.600%	05/21/18	7,000	7,000,000
American Express Co.,
Jr. Sub. Notes
4.900%(c)	12/29/49	1,180	1,121,000
Doric Nimrod Air Alpha 2013-1 Class A Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.250%	05/30/25	822	848,933
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A, Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.125%	11/30/24	161	164,973
GE Capital International Funding Co.,
Gtd. Notes, 144A
2.342%	11/15/20	2,990	2,965,063
General Electric Capital Corp.,
Gtd. Notes, MTN
2.200%	01/09/20	1,163	1,167,308
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.844%(c)	06/01/16	1,700	1,696,960
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18	3,200	3,508,000
Sr. Unsec’d. Notes
5.750%	05/15/16	9,000	9,123,750
Leaseplan Corp. NV (Netherlands),
Sr. Unsec’d. Notes, 144A(g)
2.500%	05/16/18	2,100	2,068,233

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(d)(g)
2.851%	12/23/24	200	$14,750
2.907%	11/16/24	400	29,700
5.625%	01/24/13	1,700	125,375
Navient Corp.,
Sr. Unsec’d. Notes, MTN
6.000%	01/25/17	400	410,000
8.450%	06/15/18	750	789,375
Onemain Financial Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/15/19	400	405,500
7.250%	12/15/21	2,500	2,506,250
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes, 144A
9.250%	07/06/24	3,800	2,812,000
9.750%	01/06/27	2,480	1,822,800
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20	5,050	4,953,166

			60,127,386

Electric — 0.4%
Abu Dhabi National Energy Co. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	01/12/18	3,000	2,981,310
AES Corp.,
Sr. Unsec’d. Notes
7.375%	07/01/21	3,600	3,672,000
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.875%	01/15/23	1,818	1,936,170
Sr. Unsec’d. Notes
5.500%	02/01/24	1,300	1,147,250
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45	475	427,240
Duke Energy Carolinas LLC,
First Ref. Mortgage
3.750%	06/01/45	1,400	1,296,616
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19	2,700	2,538,000
7.375%	11/01/22	700	609,000
7.625%	11/01/24	1,700	1,453,160
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20	950	1,020,833
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20	1,700	1,790,170
Eversource Energy,
Sr. Unsec’d. Notes
3.150%	01/15/25	780	761,328
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20	795	792,141

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	09/19/22	500	$497,105
Lamar Funding Ltd. (Oman),
Gtd. Notes, RegS
3.958%	05/07/25	2,500	2,221,250
NRG Energy, Inc.,
Gtd. Notes
7.875%	05/15/21	4,000	3,750,000
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	250	283,993
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
2.950%	04/01/25	500	469,764
PECO Energy Co.,
First Ref. Mortgage
4.800%	10/15/43	910	981,875
PPL Electric Utilities Corp.,
First Mortgage
3.000%	09/15/21	4,490	4,559,424
Red Oak Power LLC,
Sr. Sec’d. Notes
8.540%	11/30/19	736	765,287
Southern California Edison Co.,
First Mortgage
2.400%	02/01/22	735	720,753
3.600%	02/01/45	1,190	1,077,729

			35,752,398

Entertainment — 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24	2,135	2,156,350
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23	3,000	2,925,000
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.875%	11/01/20	2,000	1,960,000

			7,041,350

Environmental Control
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/24	2,500	2,262,500

Food — 0.2%
B&G Foods, Inc.,
Gtd. Notes
4.625%	06/01/21	2,000	1,980,000
Darling Ingredients, Inc.,
Gtd. Notes
5.375%	01/15/22	2,000	1,970,000
General Mills, Inc.,
Sr. Unsec’d. Notes
0.624%(c)	01/29/16	200	199,974
JBS Investments GmbH (Brazil),
Gtd. Notes, 144A
7.750%	10/28/20	1,800	1,728,000

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Food (continued)
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A (original cost $1,109,188; purchased 01/8/15-01/20/15)(f)(g)
8.250%	02/01/20	1,050	$1,050,000
Sr. Unsec’d. Notes, 144A (original cost $2,050,000; purchased 05/20/15)(f)(g)
5.750%	06/15/25	2,050	1,783,500
JM Smucker Co. (The),
Gtd. Notes
3.000%	03/15/22	1,055	1,049,674
3.500%	03/15/25	425	422,698
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
5.000%	07/15/35	700	717,163
Kroger Co. (The),
Sr. Unsec’d. Notes
3.300%	01/15/21	1,690	1,715,691
Tyson Foods, Inc.,
Gtd. Notes
5.150%	08/15/44	1,160	1,211,274
WM Wrigley Jr Co.,
Sr. Unsec’d. Notes, 144A
2.900%	10/21/19	2,229	2,249,627

			16,077,601

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A (original cost $1,847,864; purchased 2/11/15)(f)(g)
3.600%	03/01/25	1,820	1,798,351
International Paper Co.,
Sr. Unsec’d. Notes
4.800%	06/15/44	1,410	1,282,708

			3,081,059

Gas
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A (original cost $910,549; purchased 6/16/15)(f)(g)
6.375%	03/30/38	886	828,577
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	03/15/20	945	926,185

			1,754,762

Healthcare-Products — 0.1%
Becton Dickinson And Co.,
Sr. Unsec’d. Notes
4.685%	12/15/44	1,400	1,412,475
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25	1,090	1,098,905
4.625%	03/15/45	2,360	2,434,231
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	04/01/20	1,300	1,283,662

			6,229,273

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services — 0.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24	1,000	$998,199
6.750%	12/15/37	1,410	1,775,237
Anthem, Inc.,
Sr. Unsec’d. Notes
7.000%	02/15/19	2,600	2,920,869
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22	1,000	967,500
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	1,700	1,612,875
8.000%	11/15/19	3,200	3,224,000
Cigna Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/25	2,400	2,355,036
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20	2,900	2,929,000
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	5,000	5,287,500
HCA, Inc.,
Gtd. Notes
5.875%	02/15/26	375	376,406
HealthSouth Corp.,
Gtd. Notes
5.125%	03/15/23	300	287,250
5.750%	11/01/24	1,600	1,526,000
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.625%	02/01/20	270	266,558
3.200%	02/01/22	1,225	1,202,248
4.625%	11/15/20	550	579,201
LifePoint Health, Inc.,
Gtd. Notes
5.500%	12/01/21	2,000	2,035,000
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23	1,075	1,080,375
New York and Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45	350	330,647
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.500%	03/30/20	1,040	1,025,856
3.500%	03/30/25	1,650	1,594,091
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
3.350%	09/30/24	2,290	2,343,742
Select Medical Corp.,
Gtd. Notes
6.375%	06/01/21	2,400	2,100,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.000%	10/01/20	500	526,250
6.250%	11/01/18	1,000	1,052,500
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
5.500%	03/01/19	1,500	$1,413,750
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35	1,670	1,733,657

			41,543,747

Holding Companies-Diversified
MUFG Americas Holdings Corp.,
Sr. Unsec’d. Notes
2.250%	02/10/20	2,800	2,753,145

Home Builders — 0.1%
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.500%	12/15/20	1,500	1,445,625
M/I Homes, Inc.,
Gtd. Notes, 144A
6.750%	01/15/21	2,200	2,167,000
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	3,000	3,348,000
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22	2,000	2,005,000
8.500%	11/15/20	1,000	1,057,500

			10,023,125

Housewares
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
2.875%	12/01/19	2,050	1,977,588

Insurance — 0.3%
ACE INA Holdings, Inc.,
Gtd. Notes
3.150%	03/15/25	840	830,181
American International Group, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/35	3,175	2,800,452
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43	660	667,790
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21	400	360,000
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	1,780	1,648,341
Lincoln National Corp.,
Sr. Unsec’d. Notes
3.350%	03/09/25	945	911,133
6.300%	10/09/37	1,760	2,069,290
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23	3,360	3,313,336
MetLife, Inc.,
Sr. Unsec’d. Notes
4.368%	09/15/23	1,020	1,095,169
4.600%	05/13/46	440	442,910
4.875%	11/13/43	1,060	1,112,051

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
New York Life Global Funding,
Sec’d. Notes, 144A
1.950%	02/11/20	3,425	$3,357,699
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	980	1,177,463
Progressive Corp. (The),
Sr. Unsec’d. Notes
3.700%	01/26/45	1,160	1,049,855
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	1,530	1,545,432
TIAA Asset Management Finance Co. LLC,
Sr. Unsec’d. Notes, 144A (original cost $580,539; purchased 2/12/15)(f)(g)
2.950%	11/01/19	570	571,136
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
4.300%	08/25/45	750	756,071

			23,708,309

Internet — 0.2%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
2.500%	11/28/19	7,200	7,034,098
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.000%	06/30/20	2,500	2,472,293
3.250%	08/06/18	3,900	3,949,955
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A
3.375%	05/02/19	3,500	3,558,965
Sr. Unsec’d. Notes, RegS
3.375%	03/05/18	1,600	1,631,026

			18,646,337

Iron/Steel
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
5.125%	06/01/20	400	332,000
Bao-trans Enterprises Ltd. (China),
Sr. Unsec’d. Notes
3.750%	12/12/18	900	908,470

			1,240,470

Leisure Time
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A (original cost $1,676,194; purchased 2/11/15)(f)(g)
8.500%	10/15/22	1,505	1,425,988

Lodging — 0.1%
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23	1,500	1,541,250
FelCor Lodging LP,
Gtd. Notes
6.000%	06/01/25	1,700	1,725,500

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Lodging (continued)
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/19	2,500	$2,534,015
MGM Resorts International,
Gtd. Notes
8.625%	02/01/19	3,150	3,489,601

			9,290,366

Machinery-Diversified — 0.1%
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes
2.050%	03/01/20	2,300	2,280,114
2.875%	03/01/25	950	926,481

			3,206,595

Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
4.500%	02/15/21	2,460	2,647,039
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.750%	05/15/22	4,400	3,971,000
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.625%	09/15/17	625	657,813
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes, 144A
5.125%	05/01/23	2,425	2,425,000
5.375%	05/01/25	1,500	1,492,500
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.464%	07/23/22	7,700	7,673,127
6.384%	10/23/35	790	798,161
6.484%	10/23/45	955	956,565
6.834%	10/23/55	250	246,309
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19	257	273,705
DISH DBS Corp.,
Gtd. Notes
7.875%	09/01/19	1,800	1,957,500
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
6.125%	01/31/46	470	467,227
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
5.500%	07/21/25	5,100	4,906,363
6.375%	07/28/17	705	736,175
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22	1,450	1,431,875
Pearson Dollar Finance Two PLC (United Kingdom),
Gtd. Notes, 144A(g)
6.250%	05/06/18	1,000	1,079,100
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A (original cost of restricted portion $937,719; purchased 4/13/15)(f)(g)
5.125%	02/15/25	2,425	2,303,750

			34,023,209

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Mining — 0.2%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.750%(c)	10/19/75		1,620	$1,563,300
Compass Minerals International, Inc.,
Gtd. Notes, 144A
4.875%	07/15/24		1,000	952,500
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
4.500%	09/16/25		13,500	12,712,761
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.000%	04/15/20		1,000	900,000
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
4.125%	05/20/21		1,110	1,111,575
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45		1,350	1,034,265
6.750%	04/16/40		500	427,670

				18,702,071

Miscellaneous Manufacturing
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
3.550%	11/01/24		1,410	1,379,730

Office/Business Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23		1,200	1,218,000
Xerox Corp.,
Sr. Unsec’d. Notes
2.750%	09/01/20		1,385	1,304,605

				2,522,605

Oil & Gas — 1.2%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		750	796,980
California Resources Corp.,
Gtd. Notes
6.000%	11/15/24		362	110,410
Sec’d. Notes, 144A
8.000%	12/15/22		970	510,463
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
0.978%(c)	03/30/16		4,000	3,991,124
Chesapeake Energy Corp.,
Gtd. Notes
3.571%(c)	04/15/19		100	28,000
CNOOC Curtis Funding No 1 Pty Ltd. (China),
Gtd. Notes
2.750%	10/03/20	EUR	1,300	1,484,622
CNOOC Finance 2015 Australia Pty Ltd. (China),
Gtd. Notes
2.625%	05/05/20		3,500	3,421,443
Devon Energy Corp.,
Sr. Unsec’d. Notes
7.950%	04/15/32		1,700	1,756,703

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26	1,100	$937,750
5.875%	09/18/23	6,000	5,520,000
Harvest Operations Corp. (South Korea),
Gtd. Notes, 144A
2.125%	05/14/18	2,100	2,091,163
Helmerich & Payne International Drilling Co.,
Gtd. Notes
4.650%	03/15/25	1,610	1,610,728
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24	1,275	1,369,738
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.350%	06/30/22	5,024	1,808,640
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.625%	10/01/23	1,103	242,590
6.750%	10/01/23	893	205,298
ONGC Videsh Ltd. (India),
Gtd. Notes
4.625%	07/15/24	2,500	2,541,875
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23	4,200	3,817,922
Petrobras Global Finance BV (Brazil),
Gtd. Notes
1.990%(c)	05/20/16	600	585,000
2.000%	05/20/16	1,180	1,162,300
2.886%(c)	03/17/17	3,500	3,206,875
3.406%(c)	03/17/20	700	497,000
3.875%	01/27/16	1,175	1,170,300
4.875%	03/17/20	200	150,000
5.375%	01/27/21	2,400	1,788,000
6.250%	03/17/24	4,800	3,444,000
6.850%	06/05/2115	5,700	3,690,750
7.875%	03/15/19	400	354,000
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17	5,000	2,512,000
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	1,310	1,321,397
6.000%	03/05/20	4,000	4,156,000
8.000%	05/03/19	10,000	11,008,700
Gtd. Notes, 144A
4.500%	01/23/26	5,000	4,392,500
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes, RegS
4.125%	01/28/25	5,000	4,895,975
Sasol Financing International PLC (South Africa),
Gtd. Notes
4.500%	11/14/22	2,000	1,829,080
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24	10,600	10,951,316
Gtd. Notes, RegS
4.375%	04/10/24	1,700	1,756,343

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Sinopec Group Overseas Development 2015 Ltd. (China),
Gtd. Notes, 144A
2.500%	04/28/20		1,000	$983,751
Southwestern Energy Co.,
Sr. Unsec’d. Notes
3.300%	01/23/18		615	504,300
4.050%	01/23/20		625	453,125
7.500%	02/01/18		125	106,250
Thai Oil PCL (Thailand),
Sr. Unsec’d. Notes, 144A
3.625%	01/23/23		3,000	2,939,643
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.900%	03/15/45		230	191,791

				96,295,845

Packaging & Containers
Ball Corp.,
Gtd. Notes
4.375%	12/15/23	EUR	825	921,229
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.875%	08/15/23		450	456,750
6.375%	08/15/25		350	359,625

				1,737,604

Pharmaceuticals — 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.950%	03/15/25		1,170	1,155,324
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		970	957,327
4.500%	05/14/35		1,625	1,591,845
Actavis Funding SCS,
Gtd. Notes
3.800%	03/15/25		1,800	1,790,807
4.550%	03/15/35		1,970	1,914,558
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25		470	455,050
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		475	472,625
6.000%	02/01/25		500	492,500
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	02/10/25		3,375	3,285,589
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.750%	08/15/21		2,200	2,123,000
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
6.125%	04/15/25		325	290,063

				14,528,688

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines — 0.1%
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
5.350%	03/15/20	1,375	$1,182,554
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25	680	522,998
Enterprise Products Operating LLC,
Gtd. Notes
6.500%	01/31/19	3,480	3,823,316
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.200%	03/15/25	1,875	1,636,954
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18	700	740,894
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes, 144A
5.500%	10/15/19	900	873,000
6.250%	10/15/22	1,000	947,500
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	09/15/25	2,025	1,516,241

			11,243,457

Real Estate
Global Logistic Properties Ltd. (Singapore),
Sr. Unsec’d. Notes
3.875%	06/04/25	1,800	1,758,163

Real Estate Investment Trusts (REITs) — 0.1%
Camden Property Trust,
Sr. Unsec’d. Notes
4.625%	06/15/21	1,700	1,809,687
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22	1,000	1,037,500
Goodman Funding Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	11/12/20	300	340,332
6.375%	04/15/21	2,325	2,639,579
Regency Centers LP, Gtd. Notes
4.800%	04/15/21	1,750	1,880,324
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18	605	604,168
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.000%	04/30/19	2,000	2,079,118

			10,390,708

Retail — 0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
7.000%	05/20/22	2,575	2,491,313
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.250%	04/15/25	2,125	2,054,629
6.950%	06/15/16	2,400	2,459,191

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		1,740	$1,695,294
4.875%	07/20/35		405	418,159
5.125%	07/20/45		510	537,250
5.300%	12/05/43		500	537,041
Dollar General Corp.,
Gtd. Notes
4.125%	07/15/17		1,680	1,725,170
Dollar Tree Inc.,
Gtd. Notes, 144A
5.250%	03/01/20		425	438,813
5.750%	03/01/23		800	828,000
Dufry Finance SCA (Switzerland),
Gtd. Notes, 144A
5.500%	10/15/20		2,000	2,080,000
Sr. Unsec’d. Notes, 144A
4.500%	08/01/23	EUR	575	656,035
L Bran ds, Inc.,
Gtd. Notes
5.625%	10/15/23		3,000	3,180,000
Landry’s, Inc.,
Gtd. Notes, 144A (original cost $2,135,000; purchased 11/13/15)(f)(g)
9.375%	05/01/20		2,000	2,105,000
Macy’s Retail Holdings, Inc.,
Gtd. Notes
7.450%	07/15/17		1,500	1,620,717
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.700%	01/30/26		2,180	2,178,208
6.300%	10/15/37		220	258,071
PVH Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/22		2,500	2,443,750

				27,706,641

Semiconductors — 0.1%
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/22		3,900	4,085,250
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/26		3,000	2,595,000
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		1,425	1,392,937

				8,073,187

Software — 0.1%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21		500	503,750
6.125%	11/01/23		2,500	2,515,625
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23		2,375	2,375,000
Sr. Sec’d. Notes, 144A
6.750%	11/01/20		1,050	1,101,187

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
Microsoft Corp.,
Sr. Unsec’d. Notes
2.375%	02/12/22		2,400	$2,368,930

				8,864,492

Telecommunications — 0.6%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.450%	12/05/22	MXN	65,000	3,575,387
7.125%	12/09/24	MXN	23,000	1,294,497
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		5,510	5,295,606
4.500%	05/15/35		425	393,066
4.750%	05/15/46		570	521,890
BellSouth Corp.,
Gtd. Notes, 144A
4.821%	04/26/21		1,600	1,619,027
Bharti Airtel International Netherlands BV (India),
Gtd. Notes, 144A
5.125%	03/11/23		400	414,072
5.350%	05/20/24		655	687,610
Gtd. Notes, RegS
3.375%	05/20/21	EUR	500	566,645
5.125%	03/11/23		220	227,740
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.375%	06/10/25		2,500	2,443,227
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
14.750%	12/01/16		1,750	1,933,750
CommScope Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
6.625%	06/01/20		2,825	2,856,781
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
5.750%	03/23/16		900	908,315
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		900	751,500
Eileme 2 AB (Poland),
Sr. Sec’d. Notes, 144A
11.625%	01/31/20		2,000	2,120,000
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20		1,800	1,575,000
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, RegS
4.750%	02/16/21		4,000	4,385,000
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
9.125%	03/01/17		2,200	2,238,500
TBG Global Pte Ltd. (Indonesia),
Gtd. Notes, RegS
4.625%	04/03/18		1,000	975,000
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.000%	05/15/17		1,400	1,410,500

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Telstra Corp. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
3.125%	04/07/25		1,150	$1,103,680
T-Mobile USA, Inc.,
Gtd. Notes
6.375%	03/01/25		1,950	1,969,500
6.500%	01/15/26		1,600	1,615,184
UPCB Finance V Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21		900	956,250
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21		100	99,719
4.862%	08/21/46		3,040	2,878,047
5.012%	08/21/54		2,375	2,174,529
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.000%	04/15/21	GBP	2,700	4,110,521

				51,100,543

Transportation — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45		2,325	2,107,210
Hellenic Railways Organization SA (Greece),
Gov’t. Gtd. Notes(g)
4.028%	03/17/17	EUR	900	899,834
5.014%	12/27/17	EUR	1,000	994,381
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes, 144A
5.875%	07/05/34		7,600	7,372,000
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.650%	03/02/20		870	855,857

				12,229,282

Trucking & Leasing
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $2,530,736;purchased 2/5/15)(f)(g)
3.050%	01/09/20		2,490	2,469,388

TOTAL CORPORATE BONDS (cost $1,009,840,195)				965,208,163

FOREIGN GOVERNMENT BONDS — 5.6%
Athens Urban Transportation Organisation (Greece),
Gov’t. Gtd. Notes, MTN(g)
4.851%	09/19/16	EUR	1,300	1,304,832
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.950%	02/11/20	EUR	3,400	3,975,706
Brazil Letras do Tesouro Nacional (Brazil),
Bills(n)
14.460%	07/01/16	BRL	135,800	32,013,445
15.252%	01/01/17	BRL	49,000	10,698,355
23.662%	10/01/16	BRL	159,400	36,127,403
Brazilian Government International Bond (Brazil),
Unsec’d. Notes
11.000%	06/26/17	EUR	1,300	1,582,254

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Bundesrepublik Deutschland (Germany),
Bonds
2.500%	07/04/44	EUR	450	$609,192
4.250%	07/04/39	EUR	13,000	22,203,218
4.750%	07/04/40	EUR	4,200	7,723,774
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18	EUR	4,200	4,975,459
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20		800	853,200
CNPC General Capital Ltd. (China),
Gtd. Notes, 144A
1.262%(c)	05/14/17		2,600	2,595,341
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45		675	563,625
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, MTN
4.750%	06/25/19	EUR	4,500	5,257,181
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, MTN (original cost $1,590,656;purchased 06/24/15)(f)(g)
4.750%	02/25/16	EUR	1,400	1,524,600
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	800	943,619
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes
1.050%	06/20/23	JPY	150,000	1,328,621
El Salvador Government International Bond (El Salvador),
Unsec’d. Notes
6.375%	01/18/27		3,300	2,788,500
European Bank For Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	09/01/23	AUD	600	339,453
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	08/10/23	AUD	2,900	1,635,484
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21		7,700	7,556,703
5.375%	11/04/16		785	799,679
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
2.625%	12/30/20		2,500	2,496,883
2.875%	01/21/25		3,000	2,922,069
3.250%	11/10/25		630	632,414
4.000%	01/29/21		300	319,512
5.000%	04/11/22		2,600	2,909,182
Sr. Unsec’d. Notes, MTN
6.460%	02/27/17	MXN	20,000	1,164,455
France Government Bond OAT (France),
Bonds, TIPS
0.250%	07/25/18	EUR	100	116,464
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
9.250%	04/23/19		2,300	2,568,525

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Hellenic Republic Government Bond (Greece),
Bonds
3.000%(c)	02/24/24	EUR	50	$39,096
3.000%(c)	02/24/25	EUR	50	38,227
3.000%(c)	02/24/26	EUR	50	36,950
3.000%(c)	02/24/27	EUR	50	36,031
3.000%(c)	02/24/28	EUR	50	35,260
3.000%(c)	02/24/29	EUR	75	52,387
3.000%(c)	02/24/30	EUR	75	50,934
3.000%(c)	02/24/31	EUR	75	49,422
3.000%(c)	02/24/32	EUR	75	48,850
3.000%(c)	02/24/33	EUR	75	47,879
3.000%(c)	02/24/34	EUR	75	47,562
3.000%(c)	02/24/35	EUR	75	46,385
3.000%(c)	02/24/36	EUR	175	107,166
3.000%(c)	02/24/37	EUR	175	106,502
3.000%(c)	02/24/38	EUR	175	106,021
3.000%(c)	02/24/39	EUR	175	108,326
3.000%(c)	02/24/40	EUR	175	108,225
3.000%(c)	02/24/41	EUR	175	108,351
3.000%(c)	02/24/42	EUR	175	108,176
Bonds, RegS
3.000%(c)	02/24/23	EUR	50	40,373
Sr. Unsec’d. Notes
4.750%	04/17/19	EUR	1,000	996,555
Sr. Unsec’d. Notes, MTN
3.800%	08/08/17	JPY	639,000	4,839,164
4.500%	07/03/17	JPY	200,000	1,497,566
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23		1,900	2,125,910
6.375%	03/29/21		350	399,000
7.625%	03/29/41		1,304	1,764,468
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
2.875%	07/08/21	EUR	5,600	6,021,322
3.375%	07/30/25	EUR	1,125	1,152,912
Sr. Unsec’d. Notes, RegS
6.750%	01/15/44		1,500	1,607,709
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes, MTN
4.530%	03/17/16	CAD	100	72,559
5.000%	04/10/17		500	519,265
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
3.750%	09/01/24	EUR	10,400	13,413,092
4.000%	02/01/37	EUR	2,100	2,845,088
4.500%	03/01/24	EUR	21,600	29,160,340
4.750%	09/01/44	EUR	1,600	2,455,964
5.000%	09/01/40	EUR	2,300	3,552,344
Bonds, TIPS
1.700%	09/15/18	EUR	1,500	1,739,398
2.350%	09/15/19	EUR	600	791,158
2.550%	09/15/41	EUR	400	592,775
3.100%	09/15/26	EUR	100	143,668
Sr. Unsec’d. Notes
4.750%	09/01/28	EUR	1,600	2,290,645
Sr. Unsec’d. Notes, TIPS
2.350%	09/15/24	EUR	4,790	6,039,692

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
9.125%	07/02/18		1,800	$1,978,200
Korea Development Bank (The) (South Korea),
Sr. Unsec’d. Notes
3.250%	09/20/16		1,000	1,012,544
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS
7.750%	01/20/20		3,300	3,691,875
Mexican Bonos (Mexico),
Bonds(g)
3.270%(c)	01/04/18	MXN	53,400	3,160,728
4.750%	06/14/18	MXN	15,469	901,851
7.500%	06/03/27	MXN	264,500	16,659,533
8.000%	06/11/20	MXN	45,000	2,873,381
Mexican Udibonos (Mexico),
Bonds, TIPS
4.000%	11/15/40	MXN	1,400	442,464
4.000%	11/08/46	MXN	14,505	4,584,962
4.500%	12/04/25	MXN	11,369	3,899,535
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		4,100	3,735,100
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	5,300	3,671,627
2.500%	09/20/35	NZD	1,700	1,158,715
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
8.375%	06/17/19		1,000	1,215,844
9.500%	02/02/30		1,340	2,110,440
Portugal Government International Bond (Portugal),
Unsec’d. Notes, RegS
5.125%	10/15/24		3,700	3,762,160
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes
4.950%	10/25/23	EUR	800	1,041,200
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes, RegS
7.390%	12/02/24		1,000	1,288,800
Province of British Columbia (Canada),
Unsec’d. Notes
4.300%	06/18/42	CAD	300	263,025
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.450%	06/29/22		800	792,541
4.000%	10/07/19		600	642,773
Unsec’d. Notes
3.150%	06/02/22	CAD	7,500	5,857,393
3.450%	06/02/45	CAD	3,000	2,266,402
3.500%	06/02/24	CAD	3,000	2,386,926
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	CAD	200	188,312
Notes
4.250%	12/01/21	CAD	1,100	909,907
Notes, MTN
7.295%	07/22/26		2,400	3,103,349
Sr. Unsec’d. Notes
2.750%	08/25/21		2,200	2,225,945

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Unsec’d. Notes
3.500%	12/01/22	CAD	1,600	$1,275,016
3.750%	09/01/24	CAD	1,600	1,295,911
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		400	381,000
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
6.875%	03/09/17		5,940	6,280,831
Sr. Unsec’d. Notes, RegS
6.875%	01/17/18		1,800	1,952,176
Republic of Italy (Italy),
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28	GBP	2,100	3,720,609
Republic of Korea (South Korea),
Sr. Unsec’d. Notes
4.125%	06/10/44		3,300	3,719,760
Republic of Panama (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25		2,000	1,960,000
Republic of South Africa (South Africa),
Bonds
8.000%	12/21/18	ZAR	6,700	422,918
Sr. Unsec’d. Notes
3.750%	07/24/26	EUR	2,500	2,528,935
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21		1,000	1,057,404
7.000%	06/05/20		600	667,592
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
6.125%	01/22/44		400	468,000
Sr. Unsec’d. Notes, RegS
6.125%	01/22/44		400	468,000
6.750%	02/07/22		900	1,056,987
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, 144A
4.700%	11/01/16	EUR	1,000	1,128,020
5.250%	02/18/24		4,700	5,187,625
Sr. Unsec’d. Notes, RegS
5.250%	02/18/24		1,400	1,545,250
5.500%	10/26/22		4,400	4,911,210
5.850%	05/10/23		5,000	5,696,850
Spain Government Bond (Spain),
Bonds
3.800%	04/30/24	EUR	19,000	24,237,435
5.150%	10/31/44	EUR	400	615,704
Sr. Unsec’d. Notes
2.150%	10/31/25	EUR	300	336,969
2.750%	10/31/24	EUR	19,300	22,884,103
4.700%	07/30/41	EUR	300	430,580
Sr. Unsec’d. Notes, MTN
5.250%	04/06/29	GBP	200	331,340
Sr. Unsec’d. Notes, TIPS
1.000%	11/30/30	EUR	1,300	1,385,017
1.800%	11/30/24	EUR	1,000	1,193,842
United Kingdom Gilt (United Kingdom),
Bonds
0.125%	03/22/44	TG7	200	392,813
4.000%	03/07/22	GBP	5,300	8,970,699

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.250%	06/07/32	GBP	500	$921,184
4.250%	12/07/40	GBP	3,100	5,904,062
Bonds, TIPS
0.125%	03/22/24	GBP	2,700	4,517,534
0.125%	03/22/58	GBP	90	193,519
0.125%	03/22/68	GBP	180	444,241
0.375%	03/22/62	GBP	340	912,511
4.250%	03/07/36	GBP	400	744,002
Sr. Unsec’d. Notes
0.125%	03/22/46	TGE	1,520	2,836,495
Unsec’d. Notes
3.250%	01/22/44	GBP	13,800	22,643,165
3.500%	01/22/45	GBP	800	1,376,475
4.500%	09/07/34	GBP	200	382,327
Xunta de Galicia (Spain),
Sr. Unsec’d. Notes
5.763%	04/03/17	EUR	2,400	2,779,978

TOTAL FOREIGN GOVERNMENT BONDS (cost $506,472,262)				471,855,486

MUNICIPAL BONDS — 0.3%
California — 0.1%
Los Angeles Community College District,
General Obligation Unlimited
6.750%	08/01/49		2,700	3,815,235
San Diego County Regional Airport Authority,
Revenue Bonds, BABs
6.628%	07/01/40		1,100	1,252,922
State of California,
General Obligation Unlimited
7.550%	04/01/39		1,600	2,325,872
7.600%	11/01/40		3,000	4,459,200
7.625%	03/01/40		200	290,854

				12,144,083

Georgia — 0.1%
Municipal Electric Authority of Georgia,
Revenue Bonds
6.655%	04/01/57		4,000	4,708,280

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40		600	692,430
City of Chicago,
General Obligation Unlimited
7.375%	01/01/33		1,700	1,774,613

				2,467,043

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds
6.687%	11/15/40		1,500	1,963,215
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%	06/15/42		435	561,742
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		6,600	6,284,256

				8,809,213

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS (continued)
Ohio
American Municipal Power, Inc.,
Revenue Bonds
8.084%	02/15/50		800	$1,162,368

TOTAL MUNICIPAL BONDS (cost $29,388,921)				29,290,987

RESIDENTIAL MORTGAGE-BACKED SECURITIES —2.1%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.757%(c)	09/25/35		211	174,625
Alternative Loan Trust,
Series 2004-18CB, Class 4A1
5.500%	09/25/34		816	846,415
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
0.899%(c)	02/25/47		2,128	1,267,668
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 144A
0.612%(c)	03/27/36		4,434	4,119,352
Series 2015-R3, Class 2A1, 144A
0.552%(c)	02/27/37		4,421	4,048,934
Series 2015-R3, Class 6A1, 144A
0.592%(c)	05/28/36		4,826	4,565,878
Banc of America Funding Ltd.,
Series 2012-R5, Class A, 144A
0.503%(c)	10/03/39		889	884,264
Banc of America Funding Trust,
Series 2006-8T2, Class A10
5.753%(c)	10/25/36		37	29,583
Series 2006-J, Class 4A1
3.007%(c)	01/20/47		1,152	968,282
Series 2015-R2, Class 5A1, 144A
0.386%(c)	09/29/36		4,457	4,090,692
Series 2015-R4, Class 4A1, 144A
3.500%(c)	01/01/30		2,050	2,037,637
Series 2015-R6, Class 1A1, 144A
0.577%(c)	10/26/37		3,230	2,979,992
Banc of America Mortgage Trust,
Series 2005-E, Class 2A1
2.791%(c)	06/25/35		73	70,037
Series 2005-H, Class 2A1
2.849%(c)	09/25/35		40	36,216
Series 2005-H, Class 2A5
2.849%(c)	09/25/35		471	431,989
Bancaja 8 Fondo de Titulizacion de Activos (Spain),
Series 8, Class A
0.057%(c)	10/25/37	EUR	426	440,275
BCAP LLC Trust,
Series 2011-RR4, Class 7A2, 144A
16.460%(c)	04/26/37		133	28,356
Series 2011-RR4, Class 8A2, 144A
10.100%(c)	02/26/36		2,045	743,722
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37		444	460,003
Series 2011-RR5, Class 12A1, 144A
5.302%(c)	03/26/37		217	209,966
Series 2011-RR5, Class 12A2, 144A
5.302%(c)	03/26/37		1,553	451,222

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
2.601%(c)	08/25/33		10	$10,434
Series 2003-9, Class 2A1
2.894%(c)	02/25/34		97	94,736
Series 2004-2, Class 22A
2.697%(c)	05/25/34		20	19,288
Series 2004-10, Class 13A1
2.735%(c)	01/25/35		126	121,890
Series 2004-10, Class 21A1
3.106%(c)	01/25/35		173	174,424
Series 2004-10, Class 22A1
3.147%(c)	01/25/35		66	64,818
Series 2005-1, Class 2A1
2.686%(c)	03/25/35		45	43,601
Series 2005-2, Class A1
2.680%(c)	03/25/35		130	130,752
Series 2005-2, Class A2
2.924%(c)	03/25/35		33	33,029
Series 2005-4, Class 3A1
2.652%(c)	08/25/35		686	585,980
Series 2005-5, Class A1
2.320%(c)	08/25/35		12	11,656
Series 2005-5, Class A2
2.480%(c)	08/25/35		87	87,653
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
2.726%(c)	09/25/35		271	228,182
Series 2005-9, Class 24A1
2.741%(c)	11/25/35		126	93,583
Series 2005-10, Class 24A1
2.458%(c)	01/25/36		226	185,484
Series 2006-2, Class 23A1
2.743%(c)	03/25/36		238	180,683
Series 2006-4, Class 21A1
2.602%(c)	08/25/36		222	163,329
Series 2006-5, Class 2A2
2.956%(c)	08/25/36		328	244,421
Series 2006-6, Class 32A1
2.700%(c)	11/25/36		473	339,493
Series 2006-8, Class 3A1
0.582%(c)	02/25/34		90	81,953
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.599%(c)	01/26/36		1,438	1,181,336
Series 2007-R6, Class 2A1
2.478%(c)	12/26/46		889	658,058
Berica ABS Srl (Italy),
Series 2011-1, Class A1
0.259%(c)	12/31/55	EUR	788	847,792
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
2.623%(c)	03/25/34		53	52,768
Series 2005-6, Class A1
2.430%(c)	09/25/35		18	18,057
Series 2005-6, Class A2
2.420%(c)	09/25/35		32	31,846
Series 2005-10, Class 1A2A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.756%(c)	12/25/35	66	$51,091
Series 2005-11, Class A2A
2.730%(c)	10/25/35	1,407	1,393,525
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	14	13,110
Series 2005-56, Class 2A2
2.214%(c)	11/25/35	20	16,693
Series 2005-56, Class 2A3
1.674%(c)	11/25/35	20	16,203
Series 2005-62, Class 2A1
1.257%(c)	12/25/35	384	319,943
Series 2005-76, Class 2A1
1.257%(c)	02/25/36	21	18,126
Series 2005-81, Class A1
0.702%(c)	02/25/37	2,217	1,721,798
Series 2005-J12, Class 2A1
0.692%(c)	08/25/35	2,927	1,953,771
Series 2006-2CB, Class A14
5.500%	03/25/36	44	37,491
Series 2006-OA11, Class A1B
0.612%(c)	09/25/46	108	93,988
Series 2006-OA19, Class A1
0.582%(c)	02/20/47	2,821	2,107,807
Series 2006-OA22, Class A1
0.582%(c)	02/25/47	184	152,932
Series 2007-16CB, Class 5A1
6.250%	08/25/37	39	33,238
Series 2007-OA4, Class A1
0.592%(c)	05/25/47	800	686,845
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
2.766%(c)	08/25/34	105	92,288
Series 2004-12, Class 12A1
2.711%(c)	08/25/34	318	275,571
Series 2004-22, Class A3
2.643%(c)	11/25/34	24	22,470
Series 2004-HYB5, Class 2A1
2.560%(c)	04/20/35	74	73,520
Series 2005-2, Class 1A1
0.742%(c)	03/25/35	824	626,696
Series 2005-9, Class 1A1
0.722%(c)	05/25/35	862	743,426
Series 2005-HYB6, Class 5A1
2.904%(c)	10/20/35	185	166,851
Series 2005-HYB9, Class 5A1
2.602%(c)	02/20/36	391	341,482
Series 2005-R2, Class 1AF1, 144A
0.561%(c)	06/25/35	26	22,445
Credit Suisse Commercial Mortgage,
Series 2007-3, Class 1A6A
5.579%(c)	04/25/37	246	133,820
Series 2010-18R, Class 4A4, 144A
2.347%(c)	04/26/38	1,700	1,663,970
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
2.596%(c)	08/25/33	16	16,308
Series 2004-AR6, Class 9A2

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
1.162%(c)	10/25/34		81	$74,824
Credit Suisse Mortgage Trust,
Series 12R, Class 1A1, 144A
2.402%(c)	10/30/47		7,500	7,440,465
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%	10/25/18		85	86,712
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust,
Series 2006-AB4, Class A1B1
0.522%(c)	10/25/36		12	7,550
Series 2006-AB4, Class A6A2
5.886%(c)	10/25/36		90	74,305
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3C
0.747%(c)	12/10/44	GBP	1,677	2,357,995
Fannie Mae Connecticut Avenue Securities,
Series 2015-C01, Class 1M1(x)
1.922%(c)	02/25/25		844	845,477
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35		132	144,068
Series 2006-16, Class FC
0.722%(c)	03/25/36		55	54,613
Series 2006-118, Class A2
0.281%(c)	12/25/36		85	85,002
Series 2011-3, Class FA
1.102%(c)	02/25/41		276	279,310
F-E Mortgages Srl (Italy),
Series 1, Class A1
0.202%(c)	12/15/43	EUR	2,006	2,158,028
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA1, Class 1A1
2.255%(c)	03/25/35		612	481,717
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR2, Class 2A1
2.710%(c)	06/25/35		834	791,106
Series 2007-AR1, Class 1A1
2.732%(c)	05/25/37		553	439,657
Freddie Mac Reference REMICS,
Series R006, Class ZA
6.000%	04/15/36		202	229,183
Freddie Mac REMICS,
Series 2906, Class GZ
5.000%	09/15/34		666	734,797
Series 3172, Class FK
0.781%(c)	08/15/33		232	232,661
Series 3174, Class FM
0.571%(c)	05/15/36		3	2,837
Freddie Mac Strips,
Series 278, Class F1
0.781%(c)	09/15/42		1,183	1,173,348
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA3, Class M2(x)
3.272%(c)	04/25/28		1,500	1,497,029
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
2.031%(c)	04/24/47	GBP	224	331,668

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Government National Mortgage Assoc.,
Series 2015-H30, Class FA
0.875%(c)	11/20/65	3,141	$3,138,361
Granite Mortgages PLC (United Kingdom),
Series 2003-2, Class 1A3
0.817%(c)	07/20/43	140	140,377
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
2.865%(c)	10/25/33	498	491,145
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A
0.361%(c)	01/26/37	4,102	3,928,438
Series 2015-3R, Class 1A2, 144A
0.361%(c)	01/26/37	1,300	1,028,837
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.860%(c)	03/25/33	11	10,648
Series 2005-AR1, Class 1A1
2.970%(c)	01/25/35	32	31,023
Series 2005-AR2, Class 2A1
2.771%(c)	04/25/35	308	306,726
Series 2005-AR3, Class 6A1
2.675%(c)	05/25/35	368	340,633
Series 2006-AR1, Class 2A1
2.869%(c)	01/25/36	196	182,203
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
2.574%(c)	05/19/33	19	18,789
Series 2004-1, Class 2A
2.553%(c)	04/19/34	109	108,505
Series 2005-2, Class 2A1A
0.622%(c)	05/19/35	708	587,682
Series 2005-4, Class 3A1
2.685%(c)	07/19/35	48	42,332
Series 2005-10, Class 2A1A
0.712%(c)	11/19/35	783	650,789
Series 2006-5, Class 2A1A
0.582%(c)	07/19/46	131	77,478
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.889%(c)	11/25/35	87	78,588
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10, Class 1A1
1.262%(c)	05/25/34	890	780,306
Series 2005-AR12, Class 2A1A
0.662%(c)	07/25/35	86	74,906
Series 2006-AR12, Class A1
0.612%(c)	09/25/46	331	269,165
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
2.104%(c)	11/25/33	11	10,740
Series 2005-A2, Class 7CB1
2.775%(c)	04/25/35	80	80,061
Series 2005-A6, Class 2A1
2.776%(c)	08/25/35	49	48,202
Series 2005-ALT1, Class 3A1
2.626%(c)	10/25/35	122	100,527
Series 2006-A1, Class 3A2

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.609%(c)	02/25/36		57	$49,743
Series 2007-A1, Class 1A1
2.764%(c)	07/25/35		51	50,511
Series 2007-S3, Class 1A90
7.000%	08/25/37		292	266,344
JPMorgan Resecuritization Trust,
Series 2015-1, Class 6A1, 144A
0.501%(c)	12/27/45		2,503	2,334,483
Kensington Mortgage Securities PLC (United Kingdom),
Series 2007-1X, Class A3C
0.672%(c)	06/14/40		3,851	3,486,761
Lanark Master Issuer PLC (United Kingdom),
Series 2012-2A, Class 1A, 144A
1.778%(c)	12/22/54		864	865,178
Leek Finance Number Eighteen PLC (United Kingdom),
Series 18A, Class A2D, 144A
0.830%(c)	09/21/38		3,114	3,259,284
Lehman XS Trust,
Series 2007-12N, Class 2A1
0.602%(c)	07/25/37		2,242	1,563,566
LSTAR Securities Investment Trust,
Series 2014-2, Class A, 144A
2.244%(c)	12/01/21		1,704	1,684,442
Series 2015-1, Class A, 144A
2.244%(c)	01/01/20		4,602	4,540,995
Series 2015-2, Class A, 144A
2.244%(c)	01/01/20		4,563	4,505,638
Series 2015-3, Class A, 144A
2.244%(c)	03/01/20		3,059	3,014,829
Series 2015-4, Class A1, 144A
2.244%(c)	04/01/20		1,006	991,804
Series 2015-5, Class A1, 144A
2.244%(c)	04/01/20		1,596	1,573,189
Series 2015-6, Class A, 144A
2.244%(c)	05/01/20		5,795	5,694,075
Series 2015-8, Class A1, 144A
2.244%(c)	08/01/20		3,541	3,476,048
Series 2015-9, Class A1, 144A
2.244%(c)	10/01/20		1,735	1,704,482
Ludgate Funding PLC (United Kingdom),
Series 2007-1, Class A2B
0.119%(c)	01/01/61	EUR	2,062	2,002,574
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.238%(c)	12/15/49	GBP	2,895	4,037,483
Marche M5 Srl (Italy),
Series 5, Class A
0.381%	10/27/65	EUR	75	81,928
Marche Mutui Srl (Italy),
Series 4, Class A
0.342%(c)	02/25/55	EUR	2,113	2,263,786
Series 6, Class A1
2.231%(c)	01/27/64	EUR	470	517,974
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.258%(c)	12/25/33		120	117,390

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2003-A2, Class 1A1
2.289%(c)	02/25/33		86	$82,093
Series 2005-2, Class 1A
1.904%(c)	10/25/35		56	54,516
Series 2005-A8, Class A3A2
0.672%(c)	08/25/36		11	10,589
MLCC Mortgage Investors, Inc.,
Series 2005-2, Class 2A
2.730%(c)	10/25/35		451	453,081
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
2.225%(c)	06/25/36		153	148,430
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.726%(c)	10/07/20		280	281,365
Series 2010-R2, Class 1A
0.646%(c)	11/06/17		239	239,331
Series 2010-R3, Class 1A
0.829%(c)	12/08/20		238	239,328
Series 2010-R3, Class 2A
0.829%(c)	12/08/20		1,780	1,791,563
Newgate Funding PLC (United Kingdom),
Series 2006-1, Class MB
0.117%(c)	12/01/50	EUR	704	672,721
Series 2007-1X, Class A3
0.733%(c)	12/01/50	GBP	3,200	4,164,038
Series 2007-2X, Class A2
0.718%(c)	12/15/50	GBP	1,533	2,198,282
Series 2007-3X, Class A2B
0.472%(c)	12/15/50	EUR	2,761	2,791,259
Series 2007-3X, Class A3
1.588%(c)	12/15/50	GBP	1,415	1,908,365
Series 2007-3X, Class BA
1.838%(c)	12/15/50	GBP	354	459,686
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.612%(c)	08/25/33		64	66,366
Residential Accredit Loans, Inc.,
Series 2005-QS13, Class 2A3
5.750%	09/25/35		149	133,996
Series 2006-QO6, Class A1
0.602%(c)	06/25/46		716	300,894
Series 2007-QO2, Class A1
0.572%(c)	02/25/47		2,424	1,308,096
Residential Asset Securitization Trust,
Series 2005-A4, Class A1
0.872%(c)	04/25/35		362	270,851
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
3.192%(c)	09/25/35		396	314,834
Series 2006-SA1, Class 2A1
3.808%(c)	02/25/36		92	82,893
Residential Mortgage Securities PLC (United Kingdom),
Series 20X, Class A2C
0.216%(c)	08/10/38	EUR	1,419	1,438,805

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B
0.748%(c)	12/15/43	GBP	1,964	$2,621,988
Series 2007-1X, Class M1B
0.808%(c)	12/15/43	GBP	951	1,203,239
RMAC PLC (United Kingdom),
Series 2004-NSP4, Class A2
0.779%(c)	12/12/36	GBP	1,067	1,437,334
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS3X, Class A2A
0.739%(c)	06/12/44	GBP	2,765	3,682,172
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.602%(c)	07/20/36		172	156,119
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.584%(c)	02/25/34		193	193,280
Series 2004-4, Class 3A2
2.580%(c)	04/25/34		28	27,870
Series 2004-18, Class 5A
2.761%(c)	12/25/34		46	45,304
Series 2005-1, Class 2A
2.476%(c)	02/25/35		4,882	4,818,297
Series 2005-18, Class 6A1
2.579%(c)	09/25/35		631	560,440
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5, Class 1A1
1.062%(c)	10/19/34		12	11,891
Series 2005-AR5, Class A2
0.652%(c)	07/19/35		209	202,256
Series 2006-AR3, Class 12A1
0.642%(c)	05/25/36		205	152,523
Series 2006-AR7, Class A1BG
0.542%(c)	08/25/36		3,423	2,578,157
Series 2007-AR4, Class A3
0.642%(c)	09/25/47		629	500,733
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
3.470%(c)	11/07/40	AUD	95	69,943
TBW Mortgage-Backed Pass-Through Certificates,
Series 2006-4, Class A6
5.970%(c)	09/25/36		284	41,171
Thornburg Mortgage Securities Trust,
Series 2007-3, Class 2A1
2.084%(c)	06/25/47		139	124,409
TORRENS Trust (Australia),
Series 2007-1, Class A
2.485%(c)	10/19/38	AUD	80	57,953
Trinity Square PLC (United Kingdom),
Series 2015-1A, Class A, 144A(g)
1.786%(c)	07/15/51	GBP	1,500	2,190,098
Wachovia Mortgage Loan Trust LLC,
Series 2007-A, Class 3A1
2.687%(c)	03/20/37		257	246,210
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 2005-2, Class 1A3
0.872%(c)	04/25/35		1,096	818,844
Series 2006-AR5, Class 3A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
1.197%(c)	07/25/46	53	$33,472
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
1.457%(c)	11/25/42	2	1,620
Series 2005-AR10, Class 3A1
2.580%(c)	08/25/35	11	10,312
Series 2005-AR16, Class 1A3
2.568%(c)	12/25/35	791	748,861
Series 2006-AR2, Class 2A1
3.682%(c)	03/25/36	288	259,129
Series 2006-AR5, Class A12A
1.237%(c)	06/25/46	59	54,994
Series 2006-AR7, Class 3A
2.151%(c)	07/25/46	307	275,167
Series 2006-AR10, Class 1A2
2.408%(c)	09/25/36	81	72,692
Series 2006-AR13, Class 2A
2.151%(c)	10/25/46	32	28,308
Series 2006-AR15, Class 2A
2.151%(c)	11/25/46	107	95,582
Series 2006-AR19, Class 1A1A
0.987%(c)	01/25/47	190	171,811
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S, Class A1
2.742%(c)	09/25/34	45	46,365
Series 2005-AR4, Class 1A3
2.683%(c)	04/25/35	2,151	2,175,258
Series 2006-AR2, Class 2A1
2.763%(c)	03/25/36	478	474,581
Series 2006-AR2, Class 2A3
2.763%(c)	03/25/36	341	336,140
Series 2006-AR6, Class 3A1
2.801%(c)	03/25/36	218	211,610
Series 2006-AR8, Class 3A1
2.808%(c)	04/25/36	138	133,561
Series 2006-AR10, Class 5A6
2.738%(c)	07/25/36	793	767,642

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $174,874,866)			174,545,800

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%
Federal Home Loan Mortgage Corp.
2.250%(c)	03/01/35	6	5,644
5.500%	10/01/36	17	19,416
Federal National Mortgage Assoc.
1.443%(c)	11/01/42-03/01/44	134	137,459
2.260%(c)	06/01/35	20	20,594
2.709%(c)	09/01/19	—	452
3.500%	TBA	25,000	25,739,369
4.000%	08/01/41	245	259,985
4.000%	TBA	10,000	10,561,798
4.295%	06/01/21	2,898	3,158,874
4.500%	03/01/25-11/01/25	164	174,019
5.000%	04/01/30	532	587,416
6.000%	06/01/38	198	224,067

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Assoc.
4.000%	11/15/40-11/15/43		2,264	$2,439,056
4.500%	08/15/40-03/15/41		2,522	2,732,349
Overseas Private Investment Corp.
4.140%	05/15/30		920	995,330

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $46,680,377)				47,055,828

U.S. TREASURY OBLIGATIONS — 10.9%
U.S. Treasury Bonds
1.625%	11/30/20	(h)	7,545	7,500,198
2.500%	02/15/45		830	744,698
2.625%	11/15/20		6,060	6,296,243
2.750%	08/15/42-11/15/42		6,400	6,107,642
2.875%	08/15/45	(h)	20,730	20,133,205
3.000%	05/15/42-05/15/45		6,915	6,897,744
3.125%	02/15/42	(h)	1,400	1,445,555
U.S. Treasury Floating Rate Note
0.074%(c)	04/30/17	(h)	428	427,623
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-07/15/22		192,300	195,672,059
0.125%	01/15/22	(h)	32,350	32,942,505
0.125%	01/15/23	(h)(k)	92,700	91,582,573
0.125%	07/15/24	(h)(k)	12,700	12,081,676
0.250%	01/15/25	(h)	2,300	2,204,486
0.375%	07/15/25	(h)	1,400	1,359,433
0.375%	07/15/23	(h)(k)	17,375	17,347,414
0.625%	07/15/21-02/15/43	(h)	98,150	102,459,739
0.750%	02/15/42-02/15/45		33,220	29,718,785
1.125%	01/15/21		15,100	16,925,768
1.250%	07/15/20	(k)	22,060	25,018,563
1.375%	01/15/20-02/15/44		49,300	51,904,170
1.625%	01/15/18	(h)	500	585,411
1.750%	01/15/28		7,620	9,452,552
1.875%	07/15/19	(h)	700	826,813
2.000%	01/15/26		16,650	22,167,207
2.000%	01/15/16	(h)	1,000	1,198,143
2.125%	01/15/19-02/15/41	(h)	5,600	6,769,177
2.125%	02/15/40	(h)	6,400	8,291,683
2.375%	01/15/27		25,780	35,148,684
2.375%	01/15/17	(h)	3,600	4,350,680
2.375%	01/15/25	(h)	29,860	42,832,777
2.500%	07/15/16-01/15/29		57,490	74,135,670
3.625%	04/15/28		3,440	6,612,790
3.875%	04/15/29		15,770	30,995,225
U.S. Treasury Notes
0.875%	10/15/18		11,400	11,274,418
1.750%	12/31/20		2,170	2,167,626
1.750%	09/30/22	(h)(k)	3,600	3,528,562
2.000%	07/31/22-08/15/25	(h)	32,945	32,670,403

TOTAL U.S. TREASURY OBLIGATIONS (cost $929,390,551)				921,777,900

TOTAL LONG-TERM INVESTMENTS (cost $7,571,191,287)				8,089,445,394

	Shares
SHORT-TERM INVESTMENTS — 14.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 10.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $910,167,738; includes $366,297,743 of cash collateral for securities on loan)(b)(w)(Note 4)	910,167,738	910,167,738

	Principal Amount (000)#
REPURCHASE AGREEMENTS(m) — 2.2%
Bank of America,
0.580%, dated 12/31/15, due 01/04/16 in the amount of $44,202,848	44,200	44,200,000
Bank of Nova Scotia,
0.520%, dated 12/31/15, due 01/04/16 in the amount of $76,804,438	76,800	76,800,000
BNP Paribas,
0.500%, dated 12/31/15, due 01/04/16 in the amount of $8,200,456	8,200	8,200,000
Deutsche Bank AG,
0.500%, dated 12/31/15, due 01/04/16 in the amount of $33,901,883	33,900	33,900,000
Goldman Sachs & Co.,
0.520%, dated 12/31/15, due 01/04/16 in the amount of $25,001,444	25,000	25,000,000
Toronto Dominion,
0.560%, dated 12/31/15, due 01/04/16 in the amount of $1,000,062	1,000	1,000,000

TOTAL REPURCHASE AGREEMENTS (cost $189,100,000)		189,100,000

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN TREASURY OBLIGATION(n) — 0.2%
Brazil Letras do Tesouro Nacional(n)
(cost $20,239,299)
13.175%	04/01/16		BRL	65,000	$15,883,774

U.S. TREASURY OBLIGATIONS(n) — 0.3%
U.S. Treasury Bills
0.002%	03/03/16	(k)		18,500	18,496,744
0.037%	01/07/16	(h)		551	550,997
0.046%	01/07/16			471	470,996
0.047%	01/07/16			279	278,998
0.052%	01/07/16			761	760,994
0.093%	01/07/16			262	261,996
0.112%	01/21/16	(h)		771	770,953
0.157%	01/07/16			1,532	1,531,962
0.173%	01/07/16			311	310,991
0.177%	01/14/16			1,143	1,142,930
0.189%	01/07/16			436	435,987
0.190%	01/14/16			22	21,998
0.193%	01/07/16			61	60,998
0.239%	01/07/16			2,007	2,006,923
0.244%	01/07/16			339	338,987

TOTAL U.S. TREASURY OBLIGATIONS (cost $27,439,019)					27,442,454

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.4%
Federal Home Loan Bank
0.270%	01/22/16			2,400	2,399,622
0.330%	02/26/16			10,200	10,195,138
Federal Home Loan Bank Discount Notes
0.129%	01/13/16			6,300	6,299,729
0.155%	01/26/16			1,200	1,199,900
0.185%	01/29/16			900	899,871
0.225%	01/22/16			1,600	1,599,790
0.250%	01/15/16			2,400	2,399,767
0.310%	01/28/16			2,300	2,299,438
0.380%	02/01/16			3,700	3,698,789
0.400%	01/27/16			3,800	3,799,338
Federal National Mortgage Assoc.
0.225%	02/03/16			2,400	2,399,784

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $37,191,138)					37,191,166

CERTIFICATES OF DEPOSIT(n) — 0.2%
Banco Bilbao Vizcaya Argentaria (Spain)
1.212%(c)	05/16/16			3,250	3,243,916
Intesa Sanpaolo SpA (Italy)
1.701%(c)	04/11/16			10,800	10,808,219

TOTAL CERTIFICATES OF DEPOSIT (cost $14,059,714)					14,052,135

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED*
Call Options
5 Year U.S. Treasury Note Futures,
expiring 02/19/16, Strike Price $119.50		434	$64,422
expiring 02/19/16, Strike Price $121.50		434	6,781
Brent (ICE) Calendar Swap Futures,
expiring 02/24/16, Strike Price $44.00		1	870
expiring 01/29/16, Strike Price $71.50		1	10
expiring 01/29/16, Strike Price $87.00		2	20
expiring 02/29/16, Strike Price $71.50		1	10
expiring 02/29/16, Strike Price $87.00		2	20
expiring 03/31/16, Strike Price $71.50		1	10
expiring 03/31/16, Strike Price $87.00		2	20
CDX.NA.IG.25,
expiring 01/20/16, Strike Price $65.00	BNP Paribas	33,600	—
Henry Hub Natural Gas Futures,
expiring 03/28/16, Strike Price $3.00		380	16,720
expiring 05/25/16, Strike Price $2.65		150	24,150
expiring 05/25/16, Strike Price $2.70		70	10,010
expiring 05/25/16, Strike Price $2.80		70	7,980
expiring 03/28/16, Strike Price $2.60		40	5,040
expiring 03/28/16, Strike Price $2.70		40	3,840
expiring 03/28/16, Strike Price $3.00		180	7,920
Interest Rate Swap Options,
Receive a fixed rate of 1.76% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets	33,450	302,208
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets	21,100	78,575
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	17,100	60,805

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Call Options (continued)
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase		17,100	$—
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase		25,820	124,919
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase		15,660	128,710
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group		19,300	162
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group		38,600	5
Natural Gas Futures,
expiring 05/25/16, Strike Price $2.65			70	11,270
NYMEX Crude Oil Futures,
expiring 02/17/16, Strike Price $45.00			3	1,380

				855,857

Put Options
90 Day Sterling Futures,
expiring 12/21/16, Strike Price $98.50		GBP	344,000	50,713
90 Day Sterling Mid-Curve Options Futures,
expiring 03/11/16, Strike Price $98.88		GBP	101,500	46,760
5 Year U.S. Treasury Note Futures,
expiring 02/19/16, Strike Price $115.50			434	10,172
CDX.NA.HY.25,
expiring 03/16/16, Strike Price $97.00	BNP Paribas		19,600	160,683
CDX.NA.IG.25,
expiring 01/20/16, Strike Price $100.00	BNP Paribas		33,600	16,046
Interest Rate Swap Options,
Pay a fixed rate of 1.00% and receive a floating rate based on 3 Month LIBOR, expiring 06/23/16	Morgan Stanley		50,400	113,999

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
Pay a fixed rate of 1.00% and receive a floating rate based on 3 Month LIBOR, expiring 06/24/16	Morgan Stanley	50,100		$113,939
Pay a fixed rate of 3.40% and receive a floating rate based on 3 Month LIBOR, expiring 12/05/16	Credit Suisse First Boston Corp.	13,300		64,929
Pay a fixed rate of 2.68% and receive a floating rate based on 3 Month LIBOR, expiring 12/11/17	Morgan Stanley	5,000		459,269
Pay a fixed rate of 1.50% and receive a floating rate based on 3 Month LIBOR, expiring 04/06/16	Morgan Stanley	39,400		1,154
Pay a fixed rate of 1.50% and receive a floating rate based on 3 Month LIBOR, expiring 04/11/16	Citigroup Global Markets	104,800		3,823
Pay a fixed rate of 1.50% and receive a floating rate based on 3 Month LIBOR, expiring 04/29/16	Goldman Sachs & Co.	40,900		3,244
Pay a fixed rate of 3.02% and receive a floating rate based on 3 Month LIBOR, expiring 08/21/17	Morgan Stanley	3,500		182,224
Pay a fixed rate of 2.91% and receive a floating rate based on 3 Month LIBOR, expiring 08/20/18	Morgan Stanley	1,600		135,172
Pay a fixed rate of 2.94% and receive a floating rate based on 3 Month LIBOR, expiring 08/20/18	Goldman Sachs & Co.	1,600		130,000
Pay a fixed rate of 0.95% and receive a floating rate based on 3 Month LIBOR, expiring 01/05/16	Goldman Sachs & Co.	42,900		38
LME Copper Futures,
expiring 06/01/16, Strike Price $4,200.00	JPMorgan Chase	—	(r)	5,407

				1,497,572

TOTAL OPTIONS PURCHASED (cost $3,666,509)				2,353,429

TOTAL SHORT-TERM INVESTMENTS (cost $1,201,863,417)				1,196,190,696

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Value (Note 2)
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 109.6% (cost $8,773,054,704)	$9,285,636,090

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITY SOLD SHORT — 0.0%
U.S. GOVERNMENT AGENCY OBLIGATION — SHORT
Federal National Mortgage Assoc.
5.500%	TBA
(proceeds received $2,231,875)		2,000	(2,229,445)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN* — (0.1)%
Call Options — (0.1)%
90 Day Sterling Mid-Curve Options Futures,
expiring 03/11/16, Strike Price $99.25		GBP	101,500	(1,870)
5 Year U.S. Treasury Note Futures,
expiring 02/19/16, Strike Price $120.50			868	(40,689)
CDX.NA.IG.25,
expiring 01/20/16, Strike Price $80.00	BNP Paribas		33,600	(4,913)
Currency option USD vs BRL,
expiring 03/17/16, @ FX Rate 4.00	Credit Suisse First Boston Corp.		700	(34,275)
expiring 03/14/16, @ FX Rate 4.60	Credit Suisse First Boston Corp.		4,900	(46,177)
expiring 01/14/16, @ FX Rate 4.45	Goldman Sachs & Co.		6,000	(3,110)
expiring 03/17/16, @ FX Rate 4.55	Deutsche Bank AG		3,300	(38,217)
Currency option USD vs CAD,
expiring 06/01/16, @ FX Rate 6.85	Standard Chartered PLC		4,200	(47,885)
Currency option USD vs MXN,
expiring 02/05/16, @ FX Rate 17.40	Goldman Sachs & Co.		10,900	(106,893)
expiring 03/08/16, @ FX Rate 17.65	Goldman Sachs & Co.		11,000	(125,294)
expiring 03/11/16, @ FX Rate 18.10	Hong Kong & Shanghai Bank		2,700	(17,666)
Currency option USD vs RUB,
expiring 02/24/16, @ FX Rate 71.50	Citigroup Global Markets		10,900	(458,238)
expiring 02/02/16, @ FX Rate 70.00	Morgan Stanley		5,500	(271,729)
expiring 02/24/16, @ FX Rate 72.50	Citigroup Global Markets		2,700	(102,211)
expiring 12/08/16, @ FX Rate 87.00	Hong Kong & Shanghai Bank		2,500	(132,854)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
Henry Hub Natural Gas Futures,
expiring 01/26/16, Strike Price $2.70			30	$(1,230)
expiring 02/24/16, Strike Price $2.45			150	(23,700)
expiring 02/24/16, Strike Price $2.60			70	(7,490)
expiring 02/24/16, Strike Price $2.70			70	(5,740)
expiring 02/24/16, Strike Price $3.00			380	(14,440)
expiring 01/26/16, Strike Price $2.60			70	(4,060)
expiring 02/24/16, Strike Price $2.60			40	(4,280)
expiring 02/24/16, Strike Price $2.70			40	(3,280)
expiring 02/24/16, Strike Price $3.00			180	(6,840)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA,
expiring 06/01/16, Strike Price $3.00	Deutsche Bank AG		1,800	—
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP,
expiring 06/22/35, Strike Price $3.00	Goldman Sachs & Co.	EUR	2,300	(58,474)
Interest Rate Swap Options,
Pay a fixed rate of 2.50% and receive a floating rate based on 3 Month LIBOR, expiring 02/18/16	Goldman Sachs & Co.		46,100	(78,294)
Pay a fixed rate of 2.50% and receive a floating rate based on 3 Month LIBOR, expiring 01/19/16	Goldman Sachs & Co.		11,100	(5,252)
Pay a fixed rate of 2.50% and receive a floating rate based on 3 Month LIBOR, expiring 01/25/16	Royal Bank of Scotland Group PLC		9,200	(6,551)
Pay a fixed rate of 2.40% and receive a floating rate based on 3 Month LIBOR, expiring 12/05/16	Credit Suisse First Boston Corp.		13,300	(101,091)
Pay a fixed rate of 2.40% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Goldman Sachs & Co.		28,100	(50,379)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	34,200	$—
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	25,820	(55,134)
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	15,660	(63,015)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	57,900	(38)
Natural Gas Futures,
expiring 02/24/16, Strike Price $2.45		70	(11,060)
NY Harbor ULSD Financial Futures,
expiring 01/29/16, Strike Price $2.50		84	(8)
expiring 01/29/16, Strike Price $2.10		42	(4)
expiring 02/29/16, Strike Price $2.10		42	(4)
expiring 02/29/16, Strike Price $2.50		84	(8)
expiring 03/31/16, Strike Price $2.10		42	(25)
expiring 03/31/16, Strike Price $2.50		84	(8)
NYMEX Crude Oil Futures,
expiring 01/19/16, Strike Price $1.00		21	(210)
expiring 02/19/16, Strike Price $1.00		21	(210)
expiring 02/17/16, Strike Price $42.00		1	(970)
S&P GSCI Copper,
expiring 02/16/16, Strike Price $0.97		4,170	—
expiring 02/04/16, Strike Price $0.81	Goldman Sachs & Co.	6,000	(1)
expiring 03/11/16, Strike Price $0.90		2,036	—
S&P GSCI Energy,
expiring 02/16/16, Strike Price $1.40		2,060	—
expiring 02/04/16, Strike Price $1.42		1,700	—

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
S&P GSCI Natural Gas,
expiring 02/04/16, Strike Price $2.26			1,100	$—

				(1,933,817)

Put Options
90 Day Sterling Futures,
expiring 12/21/16, Strike Price $98.00		GBP	344,000	(9,509)
90 Day Sterling Mid-Curve Options Futures,
expiring 03/11/16, Strike Price $98.62		GBP	101,500	(14,028)
5 Year U.S. Treasury Note Futures,
expiring 02/19/16, Strike Price $117.50			434	(101,719)
Brent (ICE) Calendar Swap Futures,
expiring 04/26/16, Strike Price $37.00			6	(14,040)
CDX.NA.HY.25,
expiring 03/16/16, Strike Price $92.00	BNP Paribas		19,600	(53,379)
CDX.NA.IG.25,
expiring 01/20/16, Strike Price $120.00	BNP Paribas		33,600	(4,068)
CDX.O.IG.25.V1.5Y,
expiring 01/20/16, Strike Price $1.10	JPMorgan Chase		1,300	(258)
expiring 02/17/16, Strike Price $1.20	JPMorgan Chase		1,300	(720)
expiring 02/17/16, Strike Price $1.10	JPMorgan Chase		1,300	(1,199)
Currency option EUR vs USD,
expiring 01/15/16, @ FX Rate 1.08	Bank of America	EUR	9,700	(55,710)
expiring 01/22/16, @ FX Rate 1.08	Citigroup Global Markets	EUR	3,900	(25,448)
Currency option USD vs BRL,
expiring 01/14/16, @ FX Rate 3.70	Deutsche Bank AG		1,600	(1,691)
Currency option USD vs JPY,
expiring 02/18/16, @ FX Rate 91.00	Goldman Sachs & Co.		4,500	(24)
expiring 09/08/16, @ FX Rate 96.00	Citigroup Global Markets		3,900	(4,357)
Henry Hub Natural Gas Futures,
expiring 01/26/16, Strike Price $2.00			30	(1,110)
expiring 01/26/16, Strike Price $1.90			70	(1,610)
expiring 01/26/16, Strike Price $1.95			50	(1,450)
expiring 01/26/16, Strike Price $2.00			30	(1,110)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		4,200	(2,282)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 01/22/18, Strike Price $1.00	Deutsche Bank AG	700	$(3,519)
expiring 09/29/20, Strike Price $ —	Citigroup Global Markets	700	(438)
expiring 09/29/20, Strike Price $1.00	Citigroup Global Markets	400	(250)
expiring 05/16/24, Strike Price $4.00	JPMorgan Chase	600	(911)
expiring 05/24/20, Strike Price $ —	JPMorgan Chase	3,500	(54,045)
expiring 05/24/20, Strike Price $34.81	JPMorgan Chase	7,900	(103,454)
Interest Rate Swap Options,
Receive a fixed rate of 3.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/19/16	Goldman Sachs & Co.	11,100	(1,346)
Receive a fixed rate of 1.90% and pay a floating rate based on 3 Month LIBOR, expiring 02/16/16	Morgan Stanley	53,000	(117,614)
Receive a fixed rate of 1.90% and pay a floating rate based on 3 Month LIBOR, expiring 02/16/16	Deutsche Bank AG	14,800	(32,843)
Receive a fixed rate of 2.50% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/17	Morgan Stanley	21,000	(334,004)
Receive a fixed rate of 2.70% and pay a floating rate based on 3 Month LIBOR, expiring 08/21/17	Morgan Stanley	15,500	(153,470)
Receive a fixed rate of 2.80% and pay a floating rate based on 3 Month LIBOR, expiring 08/20/18	Morgan Stanley	7,000	(114,185)
Receive a fixed rate of 2.80% and pay a floating rate based on 3 Month LIBOR, expiring 08/20/18	Goldman Sachs & Co.	7,200	(117,447)
NYMEX Crude Oil Futures, expiring 02/17/16, Strike Price $33.00		3	(1,980)

			(1,329,218)

TOTAL OPTIONS WRITTEN (premiums received $4,859,171)			(3,263,035)

Value (Note 2)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 109.5% (cost $8,765,963,658)	$9,280,143,610
Liabilities in excess of other assets(z) — (9.5)%	(807,426,527)

NET ASSETS — 100.0%	$8,472,717,083

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $353,000,055; cash collateral of $366,297,743 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $18,282,745. The aggregate value of $17,210,982 is approximately 0.2% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as
collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by FHLMC (coupon rate 4.000%, maturity date 03/01/43), GNMA (coupon 4.000%, maturity date 06/20/44) and U.S. Treasury Securities (coupon rates 1.375&%-3.125%, maturity dates 05/31/20-02/15/43) with the aggregate value, including accrued interest, of $193,678,900. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Notional amount is less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
6	90 Day Euro Euribor	Mar. 2016	$1,632,579	$1,632,823	$244
156	90 Day Euro Euribor	Jun. 2016	42,455,525	42,459,763	4,238
226	2 Year U.S. Treasury Notes	Mar. 2016	49,165,800	49,094,969	(70,831)
251	5 Year Euro-Bobl	Mar. 2016	35,663,117	35,643,598	(19,519)
4,067	5 Year U.S. Treasury Notes	Mar. 2016	482,419,021	481,208,713	(1,210,308)
566	10 Year Euro-Bund	Mar. 2016	96,863,590	97,137,181	273,591
249	10 Year U.K. Gilt	Mar. 2016	43,140,831	42,863,695	(277,136)
2,845	10 Year U.S. Treasury Notes	Mar. 2016	358,713,123	358,203,281	(509,842)
76	20 Year U.S. Treasury Bonds	Mar. 2016	11,634,430	11,685,000	50,570
433	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	68,508,411	68,711,688	203,277
46	DAX Index	Mar. 2016	12,875,130	13,462,512	587,382
106	Euro Schatz DUA Index	Mar. 2016	12,842,855	12,845,518	2,663
826	Mini MSCI EAFE Index	Mar. 2016	68,783,711	70,135,660	1,351,949
107	Russell 2000 Mini Index	Mar. 2016	11,963,243	12,107,050	143,807
297	S&P 500 E-Mini	Mar. 2016	29,734,187	30,225,690	491,503
343	S&P 500 Index	Mar. 2016	171,602,900	174,535,550	2,932,650

					3,954,238

Short Positions:
191	90 Day Euro Dollar	Jun. 2016	47,277,700	47,320,250	(42,550)
309	90 Day Euro Dollar	Sep. 2016	76,237,238	76,427,288	(190,050)
14	90 Day Euro Dollar	Dec. 2016	3,450,111	3,456,950	(6,839)
42	90 Day Euro Dollar	Mar. 2017	10,332,854	10,355,100	(22,246)
140	90 Day Euro Dollar	Mar. 2018	34,220,627	34,347,250	(126,623)
303	90 Day Sterling	Dec. 2016	55,309,971	55,266,132	43,839
987	90 Day Sterling	Mar. 2017	179,575,295	179,770,687	(195,392)
423	90 Day Sterling	Jun. 2017	76,723,782	76,935,452	(211,670)
310	10 Year Canadian Government Bonds	Mar. 2016	30,959,775	31,586,977	(627,202)
64	10 Year Euro-Bund	Mar. 2016	11,139,507	10,983,710	155,797
542	10 Year U.S. Treasury Notes	Mar. 2016	68,507,846	68,241,188	266,658
517	20 Year U.S. Treasury Bonds	Mar. 2016	79,336,887	79,488,750	(151,863)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued):
5	Euro-BTP Italian Government Bond	Mar. 2016	$759,534	$749,427	$10,107

					(1,098,034)

					$2,856,204

Commodity futures contracts open at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
19	Brent Crude	Mar. 2016	$732,847	$715,730	$(17,117)
9	Brent Crude	Jul. 2016	466,811	369,630	(97,181)
22	Brent Crude	Sep. 2016	1,023,946	935,220	(88,726)
149	Brent Crude	Dec. 2016	7,995,636	6,615,600	(1,380,036)
22	Brent Crude	Mar. 2018	1,166,800	1,117,600	(49,200)
1	Cattle Feeder	Mar. 2016	79,709	81,825	2,116
1	Cattle Feeder	Apr. 2016	79,908	81,763	1,855
24	Cocoa	May 2016	791,483	769,680	(21,803)
2	Cocoa	Sep. 2016	66,084	63,960	(2,124)
27	Cocoa	Mar. 2017	865,454	851,850	(13,604)
3	Cotton No. 2	May 2016	96,356	96,165	(191)
41	Gasoline RBOB	Apr. 2016	2,595,866	2,601,942	6,076
6	Gasoline RBOB	Sep. 2016	379,516	365,803	(13,713)
2	Gold 100 oz	Apr. 2016	218,958	212,160	(6,798)
16	Hard Red Winter Wheat	Mar. 2016	399,555	374,800	(24,755)
8	Hard Red Winter Wheat	Jul. 2016	197,250	195,500	(1,750)
1	Henry Hub Natural Gas Swap	Feb. 2016	7,950	5,843	(2,107)
29	Henry Hub Natural Gas Swap	Jul. 2016	203,435	181,903	(21,532)
6	Henry Hub Natural Gas Swap	Nov. 2016	41,740	39,240	(2,500)
6	Henry Hub Natural Gas Swap	Dec. 2016	41,740	41,490	(250)
1	Henry Hub Natural Gas Swap	Jan. 2017	6,460	7,180	720
1	Henry Hub Natural Gas Swap	Feb. 2017	6,460	7,160	700
1	Henry Hub Natural Gas Swap	Mar. 2017	6,460	7,070	610
1	Henry Hub Natural Gas Swap	Jan. 2019	12,243	7,973	(4,270)
1	Henry Hub Natural Gas Swap	Feb. 2019	12,193	7,953	(4,240)
1	Henry Hub Natural Gas Swap	Mar. 2019	12,043	7,815	(4,228)
1	Henry Hub Natural Gas Swap	Apr. 2019	11,393	7,215	(4,178)
1	Henry Hub Natural Gas Swap	May 2019	11,428	7,205	(4,223)
1	Henry Hub Natural Gas Swap	Jun. 2019	11,483	7,287	(4,196)
1	Henry Hub Natural Gas Swap	Jul. 2019	11,553	7,377	(4,176)
1	Henry Hub Natural Gas Swap	Aug. 2019	11,608	7,420	(4,188)
1	Henry Hub Natural Gas Swap	Sep. 2019	11,623	7,407	(4,216)
1	Henry Hub Natural Gas Swap	Oct. 2019	11,705	7,477	(4,228)
1	Henry Hub Natural Gas Swap	Nov. 2019	11,950	7,677	(4,273)
1	Henry Hub Natural Gas Swap	Dec. 2019	12,428	8,090	(4,338)
2	Live Cattle	Jun. 2016	101,253	102,240	987
21	Live Cattle	Aug. 2016	1,016,540	1,038,870	22,330
8	LLS (Argus) vs. WTI Spread Calendar Swap	Jan. 2016	17,450	10,880	(6,570)
8	LLS (Argus) vs. WTI Spread Calendar Swap	Feb. 2016	17,450	9,520	(7,930)
8	LLS (Argus) vs. WTI Spread Calendar Swap	Mar. 2016	17,450	9,200	(8,250)
8	LLS (Argus) vs. WTI Spread Calendar Swap	Apr. 2016	17,450	9,280	(8,170)
8	LLS (Argus) vs. WTI Spread Calendar Swap	May 2016	17,450	9,680	(7,770)
8	LLS (Argus) vs. WTI Spread Calendar Swap	Jun. 2016	17,450	10,080	(7,370)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Jul. 2016	4,900	2,620	(2,280)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Aug. 2016	4,900	2,720	(2,180)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Sep. 2016	4,900	2,820	(2,080)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Oct. 2016	4,900	2,860	(2,040)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Nov. 2016	4,900	2,860	(2,040)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Dec. 2016	4,900	2,860	(2,040)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Commodity futures contracts open at December 31, 2015 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued):
11	LME Copper	Apr. 2016	$1,298,275	$1,294,150	$(4,125)
7	LME Lead	Apr. 2016	305,613	313,994	8,381
9	LME Nickel	Apr. 2016	468,666	476,604	7,938
5	LME Zinc	Apr. 2016	194,844	201,594	6,750
27	Low Sulphur Gas Oil	Dec. 2016	1,140,923	1,074,600	(66,323)
9	Low Sulphur Gas Oil	Dec. 2017	420,925	405,000	(15,925)
10	Natural Gas	May 2016	223,268	242,400	19,132
7	Natural Gas	Jun. 2016	164,183	172,760	8,577
15	Natural Gas	Jul. 2016	371,354	376,350	4,996
23	Natural Gas	Dec. 2016	618,895	636,180	17,285
32	Natural Gas	Apr. 2017	886,887	850,880	(36,007)
21	NY Harbor ULSD	Mar. 2016	1,052,366	1,013,330	(39,036)
72	Platinum	Apr. 2016	3,132,809	3,215,520	82,711
8	Red Spring Wheat	Mar. 2016	210,635	197,300	(13,335)
9	Red Spring Wheat	May 2016	232,985	225,900	(7,085)
3	Soybean	Nov. 2016	131,823	132,413	590
2	Soybean Oil	Jul. 2016	34,985	37,416	2,431
3	Soybean Oil	Dec. 2016	53,693	56,232	2,539
44	Sugar #11 (World)	May 2016	723,126	735,258	12,132
111	Sugar #11 (World)	Jul. 2016	1,743,958	1,820,045	76,087
76	WTI Crude	Sep. 2016	3,909,297	3,222,400	(686,897)
18	WTI Crude	Mar. 2017	961,176	809,460	(151,716)
84	WTI Crude	Jun. 2017	4,087,848	3,861,480	(226,368)
78	WTI Crude	Mar. 2018	3,928,980	3,776,760	(152,220)
4	WTI Light Sweet Crude Oil	Dec. 2016	177,754	175,320	(2,434)

					(2,969,389)

Short Positions:
9	Brent Crude	May 2016	390,930	354,600	36,330
34	Brent Crude	Jun. 2016	1,623,160	1,368,840	254,320
26	Brent Crude	Mar. 2017	1,620,277	1,197,300	422,977
77	Brent Crude	Jun. 2017	4,181,767	3,659,040	522,727
8	Brent Crude	Dec. 2017	412,514	397,520	14,994
11	Brent Crude	Jun. 2018	593,440	571,120	22,320
2	Brent Dubai Swap	Jan. 2016	9,400	9,532	(132)
2	Brent Dubai Swap	Feb. 2016	9,400	9,500	(100)
2	Brent Dubai Swap	Mar. 2016	9,400	9,316	84
2	Brent Dubai Swap	Apr. 2016	9,400	9,116	284
2	Brent Dubai Swap	May 2016	9,400	8,822	578
2	Brent Dubai Swap	Jun. 2016	9,400	8,578	822
1	Cattle Feeder	May 2016	80,245	81,925	(1,680)
1	Cattle Feeder	Aug. 2016	80,978	82,637	(1,659)
25	Cocoa	Mar. 2016	820,320	802,750	17,570
11	Coffee ’C’	May 2016	524,181	531,300	(7,119)
58	Corn	May 2016	1,109,627	1,057,050	52,577
23	Corn	Jul. 2016	457,489	426,075	31,414
6	Corn	Dec. 2016	121,784	114,900	6,884
4	Gasoline RBOB	Mar. 2016	219,154	218,098	1,056
41	Gasoline RBOB	May 2016	2,628,401	2,621,745	6,656
1	Gasoline RBOB	Oct. 2016	51,723	54,747	(3,024)
5	Gasoline RBOB	Nov. 2016	282,914	266,994	15,920
35	Gold 100 oz	Feb. 2016	3,750,309	3,710,700	39,609
29	Henry Hub Natural Gas Swap	Apr. 2016	177,705	173,057	4,648
23	Live Cattle	Apr. 2016	1,222,905	1,269,370	(46,465)
25	LME PRI Aluminum	Apr. 2016	962,814	943,594	19,220
10	Low Sulphur Gas Oil	Apr. 2016	367,786	349,750	18,036
9	Low Sulphur Gas Oil	Jun. 2016	353,118	326,925	26,193
27	Low Sulphur Gas Oil	Jun. 2017	1,213,170	1,156,275	56,895
66	Natural Gas	Apr. 2016	1,444,300	1,575,420	(131,120)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Commodity futures contracts open at December 31, 2015 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued):
23	Natural Gas	Oct. 2016	$562,980	$585,350	$(22,370)
32	Natural Gas	Mar. 2017	947,830	904,960	42,870
24	No. 2 Soft Red Winter Wheat	Mar. 2016	590,760	564,000	26,760
32	No. 2 Soft Red Winter Wheat	May 2016	793,381	762,400	30,981
8	No. 2 Soft Red Winter Wheat	Jun. 2016	197,466	193,300	4,166
12	NY Harbor ULSD	Apr. 2016	668,130	588,319	79,811
21	NY Harbor ULSD	Jun. 2016	1,115,145	1,071,983	43,162
2	Silver	May 2016	142,300	138,340	3,960
4	Soybean Oil	Mar. 2016	72,723	73,800	(1,077)
1	Soybean Oil	May 2016	18,926	18,576	350
111	Sugar #11 (World)	Mar. 2016	1,842,317	1,894,637	(52,320)
5	WTI Crude	Mar. 2016	184,350	190,850	(6,500)
9	WTI Crude	May 2016	363,742	359,820	3,922
82	WTI Crude	Jun. 2016	3,945,344	3,338,220	607,124
32	WTI Crude	Dec. 2016	1,457,280	1,402,560	54,720
72	WTI Crude	Dec. 2017	3,576,446	3,438,720	137,726
66	WTI Crude	Jun. 2018	3,392,829	3,251,820	141,009
4	WTI Crude	Dec. 2018	218,369	203,480	14,889
53	WTI Light Sweet Crude Oil	Mar. 2016	2,250,448	2,023,010	227,438

					2,717,436

					$(251,953)

(1)	Cash of $6,130,000 has been segregated by Citigroup Global Markets and U.S. Treasury Obligations with market values of $27,711,559 has been segregated with Goldman Sachs & Co., to cover requirements for open futures contracts as of December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/05/16	BNP Paribas	BRL	18,015	$4,768,804	$4,545,244	$(223,560)
Expiring 01/05/16	BNP Paribas	BRL	7,157	1,827,000	1,805,608	(21,392)
Expiring 01/05/16	Citigroup Global Markets	BRL	97,100	24,438,247	24,498,499	60,252
Expiring 01/05/16	Citigroup Global Markets	BRL	7,030	1,857,293	1,773,598	(83,695)
Expiring 01/05/16	Credit Suisse First Boston Corp.	BRL	8,368	2,186,000	2,111,263	(74,737)
Expiring 01/05/16	Credit Suisse First Boston Corp.	BRL	8,185	2,051,260	2,064,971	13,711
Expiring 01/05/16	Deutsche Bank AG	BRL	33,310	8,819,100	8,404,106	(414,994)
Expiring 01/05/16	Deutsche Bank AG	BRL	13,732	3,495,000	3,464,571	(30,429)
Expiring 01/05/16	Deutsche Bank AG	BRL	7,967	2,033,229	2,010,140	(23,089)
Expiring 01/05/16	Deutsche Bank AG	BRL	5,081	1,335,000	1,281,981	(53,019)
Expiring 01/05/16	Deutsche Bank AG	BRL	4,802	1,237,000	1,211,562	(25,438)
Expiring 01/05/16	Deutsche Bank AG	BRL	4,632	1,207,000	1,168,627	(38,373)
Expiring 01/05/16	Deutsche Bank AG	BRL	3,308	866,000	834,666	(31,334)
Expiring 01/05/16	Deutsche Bank AG	BRL	2,085	535,000	525,955	(9,045)
Expiring 01/05/16	Deutsche Bank AG	BRL	1,595	414,000	402,300	(11,700)
Expiring 01/05/16	Goldman Sachs & Co.	BRL	12,506	3,210,000	3,155,326	(54,674)
Expiring 01/05/16	Goldman Sachs & Co.	BRL	9,160	2,328,000	2,310,962	(17,038)
Expiring 01/05/16	Goldman Sachs & Co.	BRL	8,039	2,066,000	2,028,205	(37,795)
Expiring 01/05/16	Goldman Sachs & Co.	BRL	2,049	530,000	517,028	(12,972)
Expiring 01/05/16	Morgan Stanley	BRL	2,096	524,000	528,758	4,758
Expiring 01/05/16	Morgan Stanley	BRL	100	25,090	25,230	140
Expiring 01/05/16	Standard Chartered PLC	BRL	1,701	421,000	429,125	8,125
Expiring 02/02/16	Citigroup Global Markets	BRL	3,797	945,292	948,401	3,109
Expiring 02/02/16	Deutsche Bank AG	BRL	33,126	8,371,169	8,274,903	(96,266)
Expiring 02/02/16	Deutsche Bank AG	BRL	13,732	3,489,582	3,430,275	(59,307)
British Pound,
Expiring 01/05/16	Citigroup Global Markets	GBP	16,559	24,574,321	24,411,710	(162,611)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 01/05/16	Goldman Sachs & Co.	GBP	1,191	$1,800,294	$1,755,804	$(44,490)
Expiring 01/05/16	UBS AG	GBP	838	1,266,072	1,235,401	(30,671)
Expiring 02/11/16	Goldman Sachs & Co.	GBP	2,478	3,745,738	3,653,390	(92,348)
Expiring 02/11/16	Hong Kong & Shanghai Bank	GBP	9,442	14,261,740	13,920,628	(341,112)
Expiring 02/11/16	JPMorgan Chase	GBP	881	1,327,994	1,298,885	(29,109)
Canadian Dollar,
Expiring 02/11/16	JPMorgan Chase	CAD	5,497	4,144,069	3,973,102	(170,967)
Euro,
Expiring 01/05/16	Citigroup Global Markets	EUR	3,587	3,904,302	3,898,682	(5,620)
Expiring 01/05/16	Goldman Sachs & Co.	EUR	13,174	14,042,136	14,318,717	276,581
Expiring 01/05/16	Goldman Sachs & Co.	EUR	9,422	10,014,003	10,240,698	226,695
Expiring 01/05/16	Goldman Sachs & Co.	EUR	2,101	2,239,451	2,283,560	44,109
Expiring 01/05/16	Goldman Sachs & Co.	EUR	1,328	1,442,103	1,443,393	1,290
Expiring 01/05/16	Goldman Sachs & Co.	EUR	417	452,829	453,234	405
Expiring 01/05/16	JPMorgan Chase	EUR	5,399	5,848,171	5,868,131	19,960
Expiring 01/05/16	JPMorgan Chase	EUR	2,873	3,151,261	3,122,641	(28,620)
Expiring 01/05/16	JPMorgan Chase	EUR	585	641,659	635,831	(5,828)
Expiring 01/05/16	UBS AG	EUR	34,062	37,206,112	37,021,908	(184,204)
Expiring 01/05/16	UBS AG	EUR	1,857	2,038,176	2,018,358	(19,818)
Expiring 01/05/16	UBS AG	EUR	1,379	1,457,825	1,498,824	40,999
Expiring 01/28/16	Bank of America	EUR	4,505	4,957,640	4,899,281	(58,359)
Expiring 02/02/16	JPMorgan Chase	EUR	618	678,531	672,175	(6,356)
Expiring 02/11/16	Citigroup Global Markets	EUR	16,737	18,357,192	18,208,411	(148,781)
Expiring 02/11/16	JPMorgan Chase	EUR	2,191	2,408,037	2,383,619	(24,418)
Indian Rupee,
Expiring 01/21/16	UBS AG	INR	277,958	4,182,771	4,186,693	3,922
Expiring 01/21/16	UBS AG	INR	221,505	3,333,252	3,336,377	3,125
Expiring 02/26/16	Standard Chartered PLC	INR	181,814	2,725,848	2,722,430	(3,418)
Israeli Shekel,
Expiring 02/18/16	BNP Paribas	ILS	21,024	5,420,821	5,408,231	(12,590)
Expiring 02/18/16	Citigroup Global Markets	ILS	8,514	2,188,914	2,190,148	1,234
Expiring 02/18/16	Goldman Sachs & Co.	ILS	4,219	1,087,000	1,085,348	(1,652)
Expiring 02/18/16	Goldman Sachs & Co.	ILS	2,632	679,000	677,060	(1,940)
Expiring 02/18/16	JPMorgan Chase	ILS	41,488	10,668,761	10,672,308	3,547
Expiring 02/18/16	JPMorgan Chase	ILS	11,117	2,868,000	2,859,805	(8,195)
Expiring 02/18/16	Morgan Stanley	ILS	5,771	1,491,000	1,484,630	(6,370)
Japanese Yen,
Expiring 01/05/16	Credit Suisse First Boston Corp.	JPY	1,733,700	14,160,224	14,425,612	265,388
Expiring 01/05/16	Goldman Sachs & Co.	JPY	125,400	1,020,028	1,043,417	23,389
Expiring 01/05/16	Morgan Stanley	JPY	4,697,721	38,824,945	39,088,369	263,424
Expiring 01/05/16	Morgan Stanley	JPY	768,500	6,347,043	6,394,464	47,421
Expiring 01/05/16	UBS AG	JPY	4,170,200	34,070,011	34,699,018	629,007
Expiring 01/05/16	UBS AG	JPY	426,100	3,508,567	3,545,454	36,887
Expiring 01/05/16	UBS AG	JPY	327,500	2,662,996	2,725,032	62,036
Expiring 02/12/16	JPMorgan Chase	JPY	558,600	4,539,455	4,651,703	112,248
Malaysian Ringgit,
Expiring 01/19/16	Deutsche Bank AG	MYR	4,498	1,058,000	1,046,023	(11,977)
Expiring 01/19/16	Standard Chartered PLC	MYR	10,720	2,553,549	2,493,165	(60,384)
Expiring 01/19/16	Standard Chartered PLC	MYR	7,502	1,757,379	1,744,841	(12,538)
Expiring 01/19/16	UBS AG	MYR	17,696	4,187,431	4,115,679	(71,752)
Expiring 01/19/16	UBS AG	MYR	1,117	259,000	259,773	773
Expiring 05/24/16	Citigroup Global Markets	MYR	12,235	2,842,000	2,822,421	(19,579)
Expiring 05/24/16	Hong Kong & Shanghai Bank	MYR	851	201,000	196,370	(4,630)
Expiring 05/24/16	Standard Chartered PLC	MYR	3,810	892,000	878,859	(13,141)
Mexican Peso,
Expiring 01/22/16	Citigroup Global Markets	MXN	1,634	97,944	94,634	(3,310)
Expiring 03/14/16	Barclays Capital Group	MXN	3,430	198,608	197,948	(660)
Expiring 03/14/16	Citigroup Global Markets	MXN	52,086	3,011,396	3,005,926	(5,470)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 03/14/16	Citigroup Global Markets	MXN	46,383	$2,678,000	$2,676,798	$(1,202)
Expiring 03/14/16	Citigroup Global Markets	MXN	18,278	1,058,251	1,054,838	(3,413)
Expiring 03/14/16	Citigroup Global Markets	MXN	5,199	304,478	300,038	(4,440)
Expiring 03/14/16	Citigroup Global Markets	MXN	4,680	271,229	270,087	(1,142)
Expiring 03/14/16	JPMorgan Chase	MXN	1,985	115,293	114,556	(737)
Expiring 03/14/16	UBS AG	MXN	53,305	3,084,000	3,076,298	(7,702)
Expiring 03/14/16	UBS AG	MXN	47,123	2,725,000	2,719,500	(5,500)
New Taiwanese Dollar,
Expiring 02/26/16	Deutsche Bank AG	TWD	35,635	1,089,407	1,085,475	(3,932)
New Zealand Dollar,
Expiring 02/11/16	Standard Chartered PLC	NZD	15,868	10,291,985	10,822,980	530,995
Philippine Peso,
Expiring 01/21/16	Citigroup Global Markets	PHP	95,411	2,039,128	2,025,099	(14,029)
Expiring 01/21/16	UBS AG	PHP	144,686	3,067,331	3,070,967	3,636
Russian Ruble,
Expiring 01/20/16	BNP Paribas	RUB	614,671	9,468,127	8,372,931	(1,095,196)
Expiring 01/20/16	Deutsche Bank AG	RUB	426,960	5,981,926	5,815,969	(165,957)
Expiring 01/20/16	JPMorgan Chase	RUB	432,178	6,004,969	5,887,043	(117,926)
Expiring 03/23/16	Credit Suisse First Boston Corp.	RUB	73,215	1,019,000	980,752	(38,248)
Expiring 03/23/16	Deutsche Bank AG	RUB	122,590	1,705,000	1,642,144	(62,856)
Expiring 03/23/16	JPMorgan Chase	RUB	147,933	2,008,000	1,981,638	(26,362)
Expiring 03/23/16	JPMorgan Chase	RUB	27,369	371,000	366,614	(4,386)
Expiring 03/23/16	Morgan Stanley	RUB	524,993	7,719,353	7,032,532	(686,821)
Expiring 04/15/16	Morgan Stanley	RUB	614,671	8,478,685	8,183,160	(295,525)
South African Rand,
Expiring 01/26/16	Morgan Stanley	ZAR	9,807	651,900	631,043	(20,857)
South Korean Won,
Expiring 01/19/16	Deutsche Bank AG	KRW	1,523,361	1,303,344	1,298,485	(4,859)
Expiring 01/21/16	Deutsche Bank AG	KRW	2,147,117	1,836,713	1,830,060	(6,653)
Expiring 01/21/16	Goldman Sachs & Co.	KRW	1,564,799	1,339,381	1,333,730	(5,651)
Expiring 01/21/16	JPMorgan Chase	KRW	5,230,345	4,474,204	4,457,997	(16,207)
Expiring 01/21/16	JPMorgan Chase	KRW	1,863,288	1,606,422	1,588,143	(18,279)
Swedish Krona,
Expiring 02/11/16	JPMorgan Chase	SEK	29,215	3,497,512	3,465,239	(32,273)
Swiss Franc,
Expiring 02/11/16	JPMorgan Chase	CHF	3,201	3,140,246	3,201,727	61,481
Expiring 02/11/16	Morgan Stanley	CHF	1,372	1,381,710	1,372,311	(9,399)
Expiring 02/11/16	UBS AG	CHF	997	978,225	997,226	19,001

				$485,466,484	$482,674,805	(2,791,679)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/05/16	UBS AG	AUD	7,482	$5,419,045	$5,450,570	$(31,525)
Expiring 02/11/16	JPMorgan Chase	AUD	980	688,362	712,598	(24,236)
Brazilian Real,
Expiring 01/05/16	BNP Paribas	BRL	6,675	1,690,000	1,684,161	5,839
Expiring 01/05/16	Citigroup Global Markets	BRL	3,797	955,354	957,883	(2,529)
Expiring 01/05/16	Deutsche Bank AG	BRL	84,336	22,328,690	21,277,985	1,050,705
Expiring 01/05/16	Deutsche Bank AG	BRL	33,126	8,453,631	8,357,635	95,996
Expiring 01/05/16	Deutsche Bank AG	BRL	13,732	3,524,151	3,464,571	59,580
Expiring 01/05/16	Goldman Sachs & Co.	BRL	17,457	4,594,000	4,404,482	189,518
Expiring 01/05/16	Goldman Sachs & Co.	BRL	184	48,611	46,471	2,140
Expiring 01/05/16	JPMorgan Chase	BRL	61,000	20,477,357	15,390,406	5,086,951
Expiring 01/05/16	JPMorgan Chase	BRL	36,200	10,691,239	9,133,323	1,557,916

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/05/16	Morgan Stanley	BRL	1,509	$384,516	$380,809	$3,707
Expiring 02/02/16	Credit Suisse First Boston Corp.	BRL	8,185	2,030,447	2,044,530	(14,083)
Expiring 02/02/16	Deutsche Bank AG	BRL	7,967	2,013,396	1,990,242	23,154
Expiring 04/01/16	Citigroup Global Markets	BRL	26,462	7,954,178	6,481,907	1,472,271
Expiring 04/04/16	Credit Suisse First Boston Corp.	BRL	13,489	3,244,000	3,300,851	(56,851)
Expiring 04/04/16	Goldman Sachs & Co.	BRL	35,200	10,164,597	8,613,968	1,550,629
Expiring 04/04/16	JPMorgan Chase	BRL	14,021	4,400,000	3,431,051	968,949
Expiring 04/04/16	JPMorgan Chase	BRL	13,369	4,010,000	3,271,678	738,322
Expiring 04/04/16	JPMorgan Chase	BRL	4,633	1,440,000	1,133,637	306,363
Expiring 07/05/16	Deutsche Bank AG	BRL	135,800	32,943,398	32,272,860	670,538
Expiring 10/04/16	BNP Paribas	BRL	22,900	5,616,875	5,286,693	330,182
Expiring 10/04/16	Citigroup Global Markets	BRL	45,700	11,072,346	10,550,301	522,045
Expiring 10/04/16	JPMorgan Chase	BRL	46,800	11,137,554	10,804,247	333,307
Expiring 10/04/16	Morgan Stanley	BRL	21,100	5,086,789	4,871,146	215,643
Expiring 10/04/16	UBS AG	BRL	22,900	5,620,322	5,286,694	333,628
Expiring 01/04/17	BNP Paribas	BRL	49,000	11,391,375	10,991,720	399,655
British Pound,
Expiring 01/05/16	Morgan Stanley	GBP	37,903	57,144,268	55,877,592	1,266,676
Expiring 01/05/16	Morgan Stanley	GBP	16,559	24,965,094	24,411,711	553,383
Expiring 01/05/16	UBS AG	GBP	1,137	1,706,892	1,676,195	30,697
Expiring 01/28/16	UBS AG	GBP	906	1,391,416	1,336,051	55,365
Expiring 02/02/16	Citigroup Global Markets	GBP	16,559	24,575,063	24,413,276	161,787
Expiring 02/11/16	Citigroup Global Markets	GBP	2,411	3,599,119	3,554,611	44,508
Canadian Dollar,
Expiring 01/05/16	JPMorgan Chase	CAD	25,280	18,971,550	18,270,054	701,496
Expiring 02/02/16	Hong Kong & Shanghai Bank	CAD	475	341,256	343,308	(2,052)
Expiring 02/11/16	JPMorgan Chase	CAD	515	387,086	372,230	14,856
Chinese Yuan,
Expiring 12/05/16	Morgan Stanley	CNY	133,991	20,140,000	20,288,789	(148,789)
Expiring 12/07/16	Hong Kong & Shanghai Bank	CNY	20,007	3,011,000	3,029,105	(18,105)
Danish Krone,
Expiring 01/04/16	Deutsche Bank AG	DKK	136,669	21,198,852	19,904,101	1,294,751
Expiring 01/04/16	Deutsche Bank AG	DKK	86,493	13,343,567	12,596,605	746,962
Expiring 02/11/16	Citigroup Global Markets	DKK	1,290	189,026	188,090	936
Euro,
Expiring 01/05/16	Citigroup Global Markets	EUR	31,722	34,303,647	34,478,392	(174,745)
Expiring 01/05/16	Citigroup Global Markets	EUR	12,091	12,827,129	13,141,613	(314,484)
Expiring 01/05/16	Citigroup Global Markets	EUR	2,948	3,200,555	3,204,158	(3,603)
Expiring 01/05/16	Citigroup Global Markets	EUR	2,334	2,571,388	2,536,806	34,582
Expiring 01/05/16	Citigroup Global Markets	EUR	1,240	1,349,689	1,347,746	1,943
Expiring 01/05/16	Citigroup Global Markets	EUR	729	791,453	792,344	(891)
Expiring 01/05/16	Hong Kong & Shanghai Bank	EUR	39,615	42,216,900	43,057,420	(840,520)
Expiring 01/05/16	JPMorgan Chase	EUR	2,103	2,303,563	2,285,734	17,829
Expiring 01/05/16	UBS AG	EUR	231,390	245,901,518	251,495,874	(5,594,356)
Expiring 01/28/16	Citigroup Global Markets	EUR	7,894	8,714,177	8,584,847	129,330
Expiring 02/02/16	UBS AG	EUR	34,062	37,232,340	37,048,106	184,234
Expiring 02/11/16	JPMorgan Chase	EUR	1,798	1,966,769	1,956,069	10,700
Hungarian Forint,
Expiring 05/12/16	Goldman Sachs & Co.	HUF	2,927	9,970	10,067	(97)
Indian Rupee,
Expiring 01/21/16	Citigroup Global Markets	INR	194,808	2,933,309	2,934,270	(961)
Israeli Shekel,
Expiring 02/18/16	Deutsche Bank AG	ILS	94,880	24,462,043	24,407,091	54,952
Japanese Yen,
Expiring 01/05/16	Goldman Sachs & Co.	JPY	7,332,621	60,029,646	61,012,603	(982,957)
Expiring 01/05/16	Goldman Sachs & Co.	JPY	3,632,900	29,455,787	30,228,302	(772,515)
Expiring 01/05/16	Goldman Sachs & Co.	JPY	768,500	6,291,445	6,394,464	(103,019)
Expiring 01/05/16	Morgan Stanley	JPY	515,100	4,246,555	4,285,997	(39,442)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 02/02/16	Morgan Stanley	JPY	4,697,721	$38,846,879	$39,111,833	$(264,954)
Expiring 02/02/16	Morgan Stanley	JPY	768,500	6,350,715	6,398,303	(47,588)
Expiring 02/12/16	JPMorgan Chase	JPY	428,700	3,480,326	3,569,970	(89,644)
Expiring 02/12/16	JPMorgan Chase	JPY	16,722	136,000	139,254	(3,254)
Malaysian Ringgit,
Expiring 01/11/16	UBS AG	MYR	23,365	5,480,000	5,437,501	42,499
Expiring 01/14/16	Goldman Sachs & Co.	MYR	1,506	354,000	350,372	3,628
Expiring 01/15/16	Citigroup Global Markets	MYR	5,375	1,258,000	1,250,574	7,426
Expiring 01/15/16	Goldman Sachs & Co.	MYR	6,328	1,475,000	1,472,126	2,874
Expiring 01/19/16	Citigroup Global Markets	MYR	9,673	2,221,000	2,249,578	(28,578)
Expiring 01/19/16	Deutsche Bank AG	MYR	10,981	2,508,138	2,553,827	(45,689)
Expiring 01/19/16	Goldman Sachs & Co.	MYR	7,177	1,664,000	1,669,157	(5,157)
Expiring 01/19/16	Hong Kong & Shanghai Bank	MYR	12,695	2,940,000	2,952,530	(12,530)
Expiring 01/19/16	JPMorgan Chase	MYR	10,854	2,604,000	2,524,254	79,746
Expiring 01/19/16	JPMorgan Chase	MYR	10,807	2,601,000	2,513,482	87,518
Expiring 01/19/16	Standard Chartered PLC	MYR	5,015	1,177,000	1,166,413	10,587
Expiring 01/19/16	UBS AG	MYR	11,972	2,729,990	2,784,483	(54,493)
Expiring 01/19/16	UBS AG	MYR	4,233	1,001,660	984,497	17,163
Expiring 01/19/16	UBS AG	MYR	4,092	947,000	951,697	(4,697)
Expiring 02/16/16	JPMorgan Chase	MYR	4,684	1,097,000	1,087,235	9,765
Mexican Peso,
Expiring 03/14/16	BNP Paribas	MXN	47,607	2,785,000	2,747,426	37,574
Expiring 03/14/16	Credit Suisse First Boston Corp.	MXN	63,510	3,635,375	3,665,214	(29,839)
Expiring 03/14/16	Goldman Sachs & Co.	MXN	491,029	28,635,454	28,337,699	297,755
Expiring 03/14/16	Goldman Sachs & Co.	MXN	18,793	1,088,000	1,084,529	3,471
Expiring 03/14/16	Societe Generale	MXN	228,681	13,115,838	13,197,377	(81,539)
Expiring 03/14/16	UBS AG	MXN	52,640	3,047,000	3,037,895	9,105
Expiring 03/14/16	UBS AG	MXN	26,736	1,567,000	1,542,965	24,035
New Taiwanese Dollar,
Expiring 01/14/16	Goldman Sachs & Co.	TWD	57,235	1,741,000	1,742,608	(1,608)
Expiring 01/14/16	JPMorgan Chase	TWD	14,678	446,000	446,887	(887)
Expiring 01/15/16	Goldman Sachs & Co.	TWD	56,511	1,720,000	1,720,550	(550)
Expiring 01/15/16	Goldman Sachs & Co.	TWD	33,328	1,013,000	1,014,712	(1,712)
Expiring 02/26/16	BNP Paribas	TWD	54,236	1,644,000	1,652,088	(8,088)
Expiring 02/26/16	Deutsche Bank AG	TWD	46,024	1,407,036	1,401,957	5,079
Expiring 02/26/16	Goldman Sachs & Co.	TWD	85,497	2,611,000	2,604,359	6,641
Expiring 02/26/16	Goldman Sachs & Co.	TWD	44,627	1,361,000	1,359,404	1,596
Expiring 02/26/16	JPMorgan Chase	TWD	107,499	3,296,997	3,274,551	22,446
Expiring 02/26/16	JPMorgan Chase	TWD	43,084	1,321,403	1,312,407	8,996
Expiring 02/26/16	Morgan Stanley	TWD	44,600	1,361,000	1,358,575	2,425
New Zealand Dollar,
Expiring 01/05/16	Standard Chartered PLC	NZD	15,705	10,264,361	10,737,643	(473,282)
Expiring 01/05/16	Standard Chartered PLC	NZD	6,883	4,498,542	4,705,966	(207,424)
Expiring 02/02/16	JPMorgan Chase	NZD	15,704	10,723,817	10,716,437	7,380
Expiring 02/02/16	JPMorgan Chase	NZD	6,808	4,648,991	4,645,792	3,199
Philippine Peso,
Expiring 01/21/16	Goldman Sachs & Co.	PHP	241,444	5,126,744	5,124,660	2,084
Russian Ruble,
Expiring 01/20/16	Goldman Sachs & Co.	RUB	432,178	6,036,000	5,887,043	148,957
Expiring 01/20/16	JPMorgan Chase	RUB	426,960	6,000,000	5,815,969	184,031
Expiring 01/20/16	Morgan Stanley	RUB	614,671	8,685,471	8,372,931	312,540
Expiring 04/15/16	Deutsche Bank AG	RUB	426,960	5,839,568	5,684,152	155,416
Expiring 04/15/16	JPMorgan Chase	RUB	432,178	5,863,613	5,753,614	109,999
Singapore Dollar,
Expiring 02/26/16	Goldman Sachs & Co.	SGD	1,538	1,094,000	1,082,295	11,705
Expiring 02/26/16	JPMorgan Chase	SGD	3,840	2,722,000	2,702,937	19,063
Expiring 02/26/16	JPMorgan Chase	SGD	2,958	2,093,566	2,082,220	11,346
Expiring 02/26/16	Standard Chartered PLC	SGD	6,114	4,342,685	4,303,712	38,973

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar (continued),
Expiring 02/26/16	Standard Chartered PLC	SGD	3,239	$2,300,671	$2,280,024	$20,647
South African Rand,
Expiring 01/26/16	Citigroup Global Markets	ZAR	3,317	218,200	213,427	4,773
Expiring 05/12/16	Morgan Stanley	ZAR	7,904	545,518	498,348	47,170
Expiring 05/12/16	Morgan Stanley	ZAR	3,561	245,800	224,546	21,254
South Korean Won,
Expiring 01/19/16	JPMorgan Chase	KRW	1,523,361	1,334,000	1,298,485	35,515
Expiring 01/20/16	JPMorgan Chase	KRW	725,054	639,000	618,005	20,995
Expiring 01/21/16	Citigroup Global Markets	KRW	217,892	190,000	185,717	4,283
Expiring 01/21/16	Deutsche Bank AG	KRW	1,523,361	1,303,132	1,298,412	4,720
Expiring 01/21/16	Deutsche Bank AG	KRW	32,494	28,000	27,696	304
Expiring 01/21/16	Hong Kong & Shanghai Bank	KRW	2,217,214	1,948,000	1,889,805	58,195
Expiring 01/21/16	JPMorgan Chase	KRW	3,505,575	2,980,424	2,987,918	(7,494)
Expiring 01/21/16	JPMorgan Chase	KRW	2,686,712	2,284,231	2,289,974	(5,743)
Expiring 01/21/16	JPMorgan Chase	KRW	2,434,728	2,082,744	2,075,199	7,545
Expiring 01/21/16	JPMorgan Chase	KRW	1,924,192	1,658,000	1,640,053	17,947
Expiring 01/21/16	JPMorgan Chase	KRW	1,849,993	1,594,959	1,576,811	18,148
Expiring 01/21/16	JPMorgan Chase	KRW	419,885	367,000	357,882	9,118
Swedish Krona,
Expiring 02/11/16	Citigroup Global Markets	SEK	30,565	3,527,901	3,625,365	(97,464)
Expiring 02/11/16	Deutsche Bank AG	SEK	1,420	166,879	168,429	(1,550)
Swiss Franc,
Expiring 02/11/16	JPMorgan Chase	CHF	2,302	2,304,483	2,302,522	1,961
Expiring 02/11/16	JPMorgan Chase	CHF	1,701	1,706,980	1,701,386	5,594
Expiring 02/11/16	JPMorgan Chase	CHF	1,582	1,577,960	1,582,359	(4,399)

				$1,166,763,356	$1,154,182,063	12,581,293

						$9,789,614

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL 91,000	01/04/21	14.830%	Brazilian interbank lending rate(2)	$872,818	$58	$872,760	Deutsche Bank AG
BRL 79,000	01/04/21	14.830%	Brazilian interbank lending rate(2)	757,721	15,897	741,824	BNP Paribas
BRL 56,600	01/04/21	11.500%	Brazilian interbank lending rate(2)	1,972,279	(6,106)	1,978,385	BNP Paribas
BRL 24,800	01/04/21	11.500%	Brazilian interbank lending rate(2)	864,179	(23,064)	887,243	Credit Suisse First Boston Corp.
BRL 6,600	01/04/21	14.500%	Brazilian interbank lending rate(1)	(77,350)	—	(77,350)	Deutsche Bank AG
BRL 6,300	01/04/21	16.150%	Brazilian interbank lending rate(2)	11,258	(3,365)	14,623	Goldman Sachs & Co.
BRL 3,100	01/04/21	16.150%	Brazilian interbank lending rate(2)	5,540	(1,398)	6,938	BNP Paribas

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
BRL 2,700	01/04/21	12.810%	Brazilian interbank lending rate(2)	$64,782	$(5,634)	$70,416	Deutsche Bank AG
BRL 2,200	01/04/21	13.450%	Brazilian interbank lending rate(1)	(41,925)	267	(42,192)	Hong Kong & Shanghai Bank
BRL 1,700	01/04/21	13.420%	Brazilian interbank lending rate(1)	(32,740)	—	(32,740)	Hong Kong & Shanghai Bank
BRL 700	01/04/21	14.560%	Brazilian interbank lending rate(1)	(7,923)	(48)	(7,875)	BNP Paribas
BRL 115,700	01/02/25	13.800%	Brazilian interbank lending rate(1)	(2,351,887)	(1,587)	(2,350,300)	Goldman Sachs & Co.
BRL 111,900	01/02/25	13.800%	Brazilian interbank lending rate(1)	(2,274,643)	—	(2,274,643)	Deutsche Bank AG
COP 820,000	04/17/20	5.050%	Colombia IBR Overnight Interbank Reference(1)	(14,756)	—	(14,756)	Deutsche Bank AG
COP 1,290,000	04/10/25	6.020%	Colombia IBR Overnight Interbank Reference(1)	(36,325)	—	(36,325)	JPMorgan Chase
EUR 3,800	09/15/16	0.305%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(8,664)	237	(8,901)	Citigroup Global Markets
EUR 1,400	10/15/17	0.525%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(2,181)	702	(2,883)	UBS AG
EUR 700	10/15/17	0.580%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(1,937)	—	(1,937)	JPMorgan Chase
EUR 400	10/15/17	0.580%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(1,107)	(46)	(1,061)	Deutsche Bank AG
EUR 300	10/15/17	0.550%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(632)	—	(632)	BNP Paribas
EUR 100	10/15/17	0.570%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(255)	—	(255)	Deutsche Bank AG
EUR 200	08/15/18	0.655%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(507)	(263)	(244)	Citigroup Global Markets
EUR 900	09/15/18	0.610%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(830)	—	(830)	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
EUR	400	09/15/18	0.650%	Eurostat Eurozone HICP Ex Tobacco Index(2)	$(901)	$(344)	$(557)	Goldman Sachs & Co.
EUR	400	09/15/18	0.623%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(535)	38	(573)	Morgan Stanley
EUR	300	09/15/18	0.605%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(227)	—	(227)	Deutsche Bank AG
EUR	100	09/15/18	0.640%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(192)	—	(192)	Citigroup Global Markets
EUR	800	10/15/18	0.650%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(1,068)	388	(1,456)	Deutsche Bank AG
EUR	400	10/15/18	0.650%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(534)	69	(603)	Goldman Sachs & Co.
EUR	300	10/15/18	0.650%	Eurostat Eurozone HICP Ex Tobacco Index(2)	(359)	—	(359)	Citigroup Global Markets
GBP	7,070	01/14/30	3.140%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	67,694	—	67,694	Goldman Sachs & Co.
GBP	4,470	01/14/30	3.140%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	42,800	—	42,800	Goldman Sachs & Co.
GBP	1,000	04/15/30	3.190%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	7,790	—	7,790	Citigroup Global Markets
GBP	2,100	05/15/30	3.320%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(2)	76,617	—	76,617	Morgan Stanley
GBP	1,300	05/15/30	3.350%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	57,814	—	57,814	Citigroup Global Markets
GBP	500	05/15/30	3.353%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	22,570	—	22,570	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
GBP 2,600	06/15/30	3.400%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	$133,591	$(2,411)	$136,002	Citigroup Global Markets
GBP 1,200	06/15/30	3.430%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	71,331	830	70,501	Citigroup Global Markets
GBP 1,200	06/15/30	3.400%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	61,657	3,737	57,920	Goldman Sachs & Co.
GBP 1,100	06/15/30	3.400%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	56,519	5,148	51,371	BNP Paribas
GBP 900	06/15/30	3.430%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	53,499	249	53,250	Bank of America
GBP 5,300	08/15/30	3.325%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	134,377	(16,957)	151,334	Goldman Sachs & Co.
GBP 2,500	08/15/30	3.325%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	63,385	(8,247)	71,632	Citigroup Global Markets
GBP 1,800	08/15/30	3.325%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	45,637	3,167	42,470	Deutsche Bank AG
GBP 1,000	09/15/30	3.275%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	11,697	—	11,697	JPMorgan Chase
GBP 400	09/15/30	3.275%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	4,679	—	4,679	Citigroup Global Markets
GBP 200	12/15/30	3.300%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	945	881	64	BNP Paribas

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
GBP	700	04/15/35	3.358%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	$7,492	$—	$7,492	Goldman Sachs & Co.
GBP	300	11/15/44	3.550%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	36,325	78	36,247	Credit Suisse First Boston Corp.
GBP	1,700	01/12/45	3.328%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	(62,830)	20,574	(83,404)	Bank of America
	8,400	04/15/16	1.730%	CPI Urban Consumers(2)	(206,232)	(17,840)	(188,392)	Goldman Sachs & Co.
	3,400	10/23/16	1.935%	CPI Urban Consumer NSA(2)	(104,588)	(10,030)	(94,558)	Royal Bank of Scotland Group PLC
	9,000	11/05/16	1.860%	CPI Urban Consumers(2)	(257,713)	—	(257,713)	Deutsche Bank AG
	6,800	11/29/16	1.830%	CPI Urban Consumers(2)	(188,598)	(3,554)	(185,044)	Deutsche Bank AG
	3,500	11/29/16	1.845%	CPI Urban Consumers(2)	(99,239)	—	(99,239)	Deutsche Bank AG
	3,400	11/29/16	1.825%	CPI Urban Consumers(2)	(94,299)	(1,023)	(93,276)	BNP Paribas
	2,300	02/12/17	2.415%	CPI Urban Consumers(2)	(128,923)	—	(128,923)	Goldman Sachs & Co.
	9,300	07/15/17	2.250%	CPI Urban Consumers(2)	(548,543)	19,486	(568,029)	Royal Bank of Scotland Group PLC
	1,700	10/16/17	1.010%	CPI Urban Consumers(2)	5,655	—	5,655	Bank of America
	3,600	11/02/17	1.130%	CPI Urban Consumers(2)	8,329	—	8,329	Royal Bank of Scotland Group PLC
	12,700	04/15/18	2.033%	CPI Urban Consumers(2)	(578,998)	—	(578,998)	Goldman Sachs & Co.
	1,700	10/01/18	2.175%	CPI Urban Consumers(2)	(84,899)	(1,059)	(83,840)	Goldman Sachs & Co.
	2,000	11/01/18	2.173%	CPI Urban Consumer NSA(2)	(99,846)	—	(99,846)	Deutsche Bank AG
	800	03/04/19	1.725%	US CPI Urban Consumers NSA Index(2)	(10,975)	—	(10,975)	Deutsche Bank AG
	13,500	11/23/20	1.570%	CPI Urban Consumers(2)	20,685	—	20,685	Bank of America
	11,000	07/15/22	2.500%	CPI Urban Consumers(2)	(1,196,932)	173,576	(1,370,508)	BNP Paribas
	2,200	07/15/22	2.500%	CPI Urban Consumers(2)	(239,386)	39,860	(279,246)	Deutsche Bank AG
	300	08/26/25	1.730%	CPI Urban Consumer NSA(2)	2,992	—	2,992	Bank of America

					$(3,216,822)	$182,266	$(3,399,088)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
11,100	12/16/22	2.250%	3 month LIBOR(1)	$77,072	$206,778	$129,706
12,200	08/05/25	2.350%	3 month LIBOR(1)	—	(286,561)	(286,561)
2,100	09/16/25	2.225%	3 month LIBOR(1)	—	(19,161)	(19,161)
3,700	09/16/25	2.233%	3 month LIBOR(1)	—	(35,868)	(35,868)
38,200	10/28/25	2.800%	3 month LIBOR(1)	(186,755)	(121,744)	65,011
14,600	06/15/26	2.250%	3 month LIBOR(1)	(44,411)	50,158	94,569
51,300	06/15/26	2.250%	3 month LIBOR(1)	(155,473)	188,781	344,254
300	12/09/45	2.604%	3 month LIBOR(1)	—	(3,346)	(3,346)
1,600	12/14/46	2.750%	3 month LIBOR(1)	—	145	145
AUD 2,000	01/13/30	3.258%	6 month Australian Bank Bill Rate(1)	—	(7,860)	(7,860)
CAD 13,650	01/09/20	1.710%	3 month Canadian Bankers Acceptance(2)	(27,746)	(292,525)	(264,779)
CAD 1,600	12/15/25	2.300%	3 month Canadian Bankers Acceptance(1)	(37,595)	(47,817)	(10,222)
EUR 2,970	05/12/25	0.895%	6 month Euribor(1)	—	9,788	9,788
EUR 1,500	03/16/46	1.500%	6 month Euribor(1)	61,244	50,558	(10,686)
GBP 12,600	03/16/18	1.500%	6 month LIBOR(1)	(141,435)	(116,737)	24,698
GBP 105,400	03/16/18	1.500%	6 month LIBOR(1)	(450,452)	(976,516)	(526,064)
GBP 8,800	06/17/18	1.500%	6 month LIBOR(1)	17,012	(51,706)	(68,718)
GBP 13,800	12/17/19	2.250%	6 month LIBOR(1)	(968,467)	(639,835)	328,632
GBP 2,700	01/08/25	1.325%	Sterling Overnight Index Average(2)	—	63,294	63,294
GBP 4,440	09/16/25	2.000%	6 month LIBOR(1)	160,964	(34,522)	(195,486)
GBP 5,840	03/18/45	2.000%	6 month LIBOR(1)	19,108	265,704	246,596
GBP 7,100	09/16/45	2.000%	6 month LIBOR(1)	737,022	325,196	(411,826)
GBP 700	03/16/46	2.250%	6 month LIBOR(1)	(3,632)	(20,516)	(16,884)
JPY 8,110,000	12/20/19	0.250%	6 month LIBOR(1)	16,691	310,124	293,433
JPY 2,130,000	09/18/20	0.500%	6 month LIBOR(1)	207,703	304,495	96,792
JPY 120,000	09/18/23	1.000%	6 month LIBOR(1)	(46,163)	(56,750)	(10,587)
JPY 910,000	12/18/25	1.000%	6 month LIBOR(1)	368,923	434,336	65,413
JPY 12,850,000	06/19/33	1.500%	6 month LIBOR(1)	9,036,856	11,197,195	2,160,339
JPY 360,000	06/17/35	1.250%	6 month LIBOR(1)	(19,563)	154,773	174,336
MXN 189,300	07/28/17	4.388%	28 day Mexican interbank rate(1)	—	36,771	36,771
MXN 102,100	02/09/18	4.630%	28 day Mexican interbank rate(1)	3,511	26,030	22,519
MXN 19,500	02/05/20	5.270%	28 day Mexican interbank rate(1)	(9,488)	(380)	9,108
MXN 52,100	02/06/20	5.310%	28 day Mexican interbank rate(1)	(509)	11,018	11,527
MXN 93,100	06/02/20	5.615%	28 day Mexican interbank rate(1)	65,792	62,634	(3,158)
MXN 106,100	06/11/20	5.535%	28 day Mexican interbank rate(1)	73,866	44,559	(29,307)
MXN 36,600	10/08/21	5.608%	28 day Mexican interbank rate(1)	(32,550)	(19,481)	13,069
MXN 102,900	11/17/21	5.430%	28 day Mexican interbank rate(1)	(142,481)	(105,158)	37,323
MXN 196,300	07/13/22	5.940%	28 day Mexican interbank rate(1)	27,390	34,295	6,905
MXN 129,900	12/27/24	5.795%	28 day Mexican interbank rate(1)	14,649	(261,914)	(276,563)
MXN 252,400	01/23/25	5.665%	28 day Mexican interbank rate(1)	(595,642)	(664,225)	(68,583)
MXN 263,900	06/05/25	6.530%	28 day Mexican interbank rate(1)	222,601	234,281	11,680

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN 41,300	09/20/29	6.710%	28 day Mexican interbank rate(1)	$88,366	$(6,062)	$(94,428)
SEK 45,350	08/14/25	1.220%	3 month STIBOR(1)	(26,775)	(155,305)	(128,530)
46,600	12/16/17	1.500%	3 month LIBOR(1)	(294,018)	(338,070)	(44,052)
10,320	03/11/20	1.824%	3 month LIBOR(2)	—	(150,389)	(150,389)
19,800	12/16/20	2.000%	3 month LIBOR(1)	(484,119)	(267,244)	216,875
15,300	12/31/21	1.850%	3 month LIBOR(2)	—	(13,495)	(13,495)
220,650	12/31/21	1.787%	3 month LIBOR(2)	(97,954)	611,227	709,181
30,050	05/31/22	2.237%	3 month LIBOR(2)	(78,799)	(714,644)	(635,845)
58,900	05/31/22	1.741%	3 month LIBOR(2)	399,343	511,283	111,940
8,900	08/31/22	1.786%	3 month LIBOR(2)	—	65,500	65,500
21,100	08/31/22	1.788%	3 month LIBOR(2)	—	150,904	150,904
54,300	08/31/22	2.013%	3 month LIBOR(2)	(165,854)	(390,522)	(224,668)
18,720	11/30/22	1.982%	3 month LIBOR(2)	—	6,072	6,072
81,900	12/16/22	2.250%	3 month LIBOR(1)	864,901	(1,758,200)	(2,623,101)
2,300	10/02/25	2.350%	3 month LIBOR(1)	—	(42,678)	(42,678)
31,800	12/16/25	2.500%	3 month LIBOR(1)	608,931	(964,266)	(1,573,197)
5,300	06/15/26	2.250%	3 month LIBOR(1)	17,766	35,561	17,795
18,600	06/15/26	2.250%	3 month LIBOR(1)	62,350	124,799	62,449
43,740	02/15/36	2.502%	3 month LIBOR(1)	17,179	(407,554)	(424,733)
14,700	12/16/45	2.750%	3 month LIBOR(1)	(55,838)	(294,977)	(239,139)
500	02/10/46	2.570%	3 month LIBOR(1)	—	11,398	11,398
ZAR 64,300	08/26/20	7.855%	3 month JIBAR(1)	(5,339)	(163,027)	(157,688)
ZAR 30,000	01/08/25	7.540%	3 month JIBAR(1)	—	(214,722)	(214,722)
ZAR 4,000	01/12/25	7.430%	3 month JIBAR(1)	—	(30,628)	(30,628)
ZAR 37,600	01/13/25	7.440%	3 month JIBAR(1)	19,104	(285,385)	(304,489)

				$9,117,286	$5,567,867	$(3,549,419)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.6.AA	05/11/63	1.500%	2,000	$(33,605)	$(443)	$(33,162)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	2,000	(33,605)	(443)	(33,162)	Goldman Sachs & Co.
CMBX.NA.8.AAA	10/17/57	0.500%	14,000	(675,107)	(595,081)	(80,026)	Goldman Sachs & Co.

				$(742,317)	$(595,967)	$(146,350)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at December 31, 2015	Value at Trade Date	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.25.V1	12/20/20	5.000%	$4,700	$39,800	$65,669	$25,869
CDX.NA.HY.25.V1	12/20/20	5.000%	1,900	(5,294)	27,812	33,106
CDX.NA.IG.24	06/20/20	5.000%	5,247	290,159	204,343	(85,816)
CDX.NA.IG.24	06/20/20	5.000%	3,663	175,725	142,146	(33,579)

				$500,390	$439,970	$(60,420)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
BMW Finance NV	12/20/20	1.000%	EUR	3,000	0.710%	$47,246	$(46,565)	$93,811	Citigroup Global Markets
Chesapeake Energy Corp.	09/20/17	5.000%		1,600	48.551%	(823,873)	(38,182)	(785,691)	JPMorgan Chase
Chesapeake Energy Corp.	09/20/18	5.000%		100	45.155%	(60,695)	(10,028)	(50,667)	Goldman Sachs & Co.
Chesapeake Energy Corp.	09/20/18	5.000%		100	45.155%	(60,695)	(5,569)	(55,126)	Morgan Stanley
Chesapeake Energy Corp.	09/20/20	5.000%		200	44.351%	(139,841)	(19,227)	(120,614)	JPMorgan Chase
Federal Republic of Brazil	03/20/16	1.000%		1,900	0.957%	76	(3,630)	3,706	Deutsche Bank AG
Federal Republic of Brazil	12/20/18	1.000%		8,200	4.137%	(710,105)	(399,179)	(310,926)	Morgan Stanley
Federal Republic of Brazil	12/20/18	1.000%		8,000	4.137%	(692,785)	(416,429)	(276,356)	JPMorgan Chase
Federal Republic of Brazil	12/20/18	1.000%		7,100	4.137%	(614,847)	(314,358)	(300,489)	Citigroup Global Markets
Federal Republic of Brazil	12/20/18	1.000%		2,600	4.137%	(225,155)	(113,619)	(111,536)	Goldman Sachs & Co.
Federal Republic of Brazil	12/20/18	1.000%		500	4.137%	(43,299)	(19,296)	(24,003)	BNP Paribas
Federal Republic of Brazil	12/20/18	1.000%		200	4.137%	(17,320)	(9,512)	(7,808)	Bank of America
Federal Republic of Brazil	12/20/18	1.000%		200	4.137%	(17,320)	(9,593)	(7,727)	Deutsche Bank AG
Federal Republic of Brazil	12/20/18	1.000%		100	4.137%	(8,660)	(4,481)	(4,179)	Credit Suisse First Boston Corp.
Freeport-McMoran, Inc.	09/20/20	1.000%		800	12.777%	(287,057)	(131,394)	(155,663)	JPMorgan Chase
Freeport-McMoran, Inc.	09/20/20	1.000%		650	12.777%	(233,234)	(108,567)	(124,667)	Citigroup Global Markets
Freeport-McMoran, Inc.	09/20/20	1.000%		450	12.777%	(161,470)	(75,367)	(86,103)	BNP Paribas
Gazprom OAO via Gaz Capital	03/20/16	1.000%		900	1.850%	(2,377)	(69,528)	67,151	Goldman Sachs & Co.
Gazprom OAO via Gaz Capital	03/20/16	1.000%		400	1.850%	(1,056)	(31,451)	30,395	Morgan Stanley
Gazprom OAO via Gaz Capital	03/20/16	1.000%		300	1.850%	(792)	(22,440)	21,648	JPMorgan Chase
Gazprom OAO via Gaz Capital	03/20/16	1.000%		200	1.850%	(528)	(15,310)	14,782	Bank of America
Gazprom OAO via Gaz Capital	03/20/16	1.000%		100	1.850%	(264)	(6,717)	6,453	Goldman Sachs & Co.
Italy Govt.	03/20/19	1.000%		3,000	0.650%	33,497	(55,224)	88,721	Barclays Capital Group
Italy Govt.	03/20/19	1.000%		2,800	0.650%	31,264	(48,601)	79,865	Deutsche Bank AG
Italy Govt.	03/20/19	1.000%		800	0.650%	8,933	(14,357)	23,290	Deutsche Bank AG
Italy Govt.	03/20/19	1.000%		800	0.650%	8,933	(15,096)	24,029	Hong Kong & Shanghai Bank
Petrobras International Finance Co.	03/20/20	1.000%		3,700	10.012%	(1,066,176)	(675,603)	(390,573)	Hong Kong & Shanghai Bank
Republic of China	03/20/19	1.000%		3,400	0.724%	29,734	11,566	18,168	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued):
Sberbank of Russia Via SB Capital SA	03/20/16	1.000%		200	2.390%	$(736)	$(11,129)	$10,393	Goldman Sachs & Co.
Spain Govt.	03/20/19	1.000%		3,800	0.615%	46,644	(23,540)	70,184	Bank of America
Spain Govt.	03/20/19	1.000%		2,000	0.615%	24,549	(15,204)	39,753	Hong Kong & Shanghai Bank
Tesco PLC	12/20/20	1.000%	EUR	2,200	2.878%	(205,849)	(198,331)	(7,518)	Citigroup Global Markets
United Mexican States	09/20/19	1.000%		5,500	1.363%	(76,455)	47,913	(124,368)	Citigroup Global Markets
United Mexican States	09/20/19	1.000%		4,000	1.363%	(55,603)	33,866	(89,469)	Hong Kong & Shanghai Bank
United Mexican States	09/20/20	1.000%		10,500	1.633%	(294,988)	(191,695)	(103,293)	Hong Kong & Shanghai Bank
United Mexican States	12/20/20	1.000%		7,100	1.689%	(225,553)	(302,778)	77,225	Bank of America
United Mexican States	12/20/20	1.000%		3,600	1.689%	(114,365)	(154,361)	39,996	Deutsche Bank AG
Volkswagen International	12/20/16	1.000%	EUR	3,000	1.179%	(4,412)	(27,386)	22,974	JPMorgan Chase
Volkswagen International	12/20/16	1.000%	EUR	1,120	1.179%	(1,643)	(8,494)	6,851	Bank of America
Volkswagen International	12/20/17	1.000%	EUR	700	1.305%	(4,398)	(13,989)	9,591	BNP Paribas

						$(5,920,675)	$(3,532,885)	$(2,387,790)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Cardinal Health, Inc.	06/20/17	0.580%	250	0.047%	$(2,018)	$—	$(2,018)	Goldman Sachs & Co.
Cytec Industries, Inc.	09/20/17	1.000%	900	0.124%	(13,816)	82,545	(96,361)	Citigroup Global Markets
Italy Govt.	09/20/20	1.000%	4,380	*	12,401	20,321	(7,920)	JPMorgan Chase
Spain Govt.	12/20/20	1.000%	9,070	*	43,643	(18,396)	62,039	JPMorgan Chase

					$40,210	$84,470	$(44,260)

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Value at Trade Date	Value at December 31, 2015(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(2):
CDX.NA.HY.25.V1	12/20/20	13,900	5.000%	$173,750	$(178,348)	$(352,098)
CDX.NA.IG.24.V1	06/20/20	50,500	1.000%	(727,734)	(330,586)	397,148

				$(553,984)	$(508,934)	$45,050

Cash of $2,732,000 and $1,779,000 have been segregated by Morgan Stanley and Citigroup Global Markets, respectively, and U.S. Treasury Securities with market values of $10,276,023, and $6,309,698 have been segregated with Citigroup Global Markets and Morgan Stanley, respectively, to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

Currency swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
EUR	5,700	3 month LIBOR minus 10 bps		6,253	3 month LIBOR	Bank of America	03/16/21	$71,728	$(18,827)	$90,555
EUR	15,700	3 month LIBOR minus 10 bps		17,019	3 month LIBOR	BNP Paribas	12/20/20	198,270	19,563	178,707
EUR	14,300	3 month LIBOR minus 10 bps		15,687	3 month LIBOR	BNP Paribas	03/16/21	179,950	(10,713)	190,663
EUR	20,700	3 month LIBOR minus 20 bps		22,400	3 month LIBOR	BNP Paribas	03/16/26	287,534	48,028	239,506
	1,114	3 month Euribor minus 24.50 bps	EUR	960	3 month LIBOR	Citigroup Global Markets	01/16/17	70,784	—	70,784
	707	3 month Euribor minus 21.25 bps	EUR	600	3 month LIBOR	Citigroup Global Markets	01/16/17	55,267	—	55,267
EUR	27,900	3 month LIBOR minus 10 bps		30,606	3 month LIBOR	Citigroup Global Markets	03/16/21	351,091	(92,153)	443,244
EUR	13,200	3 month LIBOR minus 10 bps		14,480	3 month LIBOR	Deutsche Bank AG	03/16/21	166,107	(9,889)	175,996

								$1,380,731	$(63,991)	$1,444,722

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Currency swap agreements outstanding at December 31, 2015 (continued):

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	02/16/16	3	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	$5,604	$—	$5,604
Bank of America	03/31/16	1	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +38bps.	226,687	—	226,687
Bank of America	08/15/16	15	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +42.5bps.	3,100,415	—	3,100,415
BNP Paribas	02/24/16	(1)	Pay $ 0.02401 strike and receive variance based on Crude Oil futures	(3,463)	—	(3,463)
BNP Paribas	02/22/16	2	Pay $ 0.065025 strike and receive variance based on PLTMLNPM.	1,226	—	1,226
BNP Paribas	02/24/16	1	Pay $ 0.24 strike and receive variance based on the Brent Crude.	3,502	—	3,502
BNP Paribas	03/31/16	(26)	Pay $ 2.07 strike and receive variance based on the energy petroleum crack spread.	—	—	—
BNP Paribas	12/31/17	8	Pay $ 5.85 strike and receive variance based on the forward crack spread.	4,312	—	4,312
BNP Paribas	12/31/16	(80)	Pay $ 6.40 strike and receive variance based on the forward crack spread.	(7,487)	(20,580)	13,093
BNP Paribas	09/30/16	36	Pay $ 6.63 strike and receive variance based on the forward crack spread.	28,895	5,760	23,135
BNP Paribas	03/31/16	(8)	Pay $ 6.90 strike and receive variance based on the forward crack spread.	(3,531)	(150)	(3,381)
BNP Paribas	09/30/16	6	Pay $ 9.00 strike and receive variance based on spread between 2016 Calendar Margin Eurobob Gasoline and Brent Crude.	37,907	—	37,907
BNP Paribas	02/16/16	1,206	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	1,042,051	—	1,042,051
BNP Paribas	02/16/16	46	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	177,296	—	177,296
BNP Paribas	02/16/16	17	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	32,918	—	32,918

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Citigroup Global Markets	03/31/16	1	Pay $0.087025 strike and receive variance based on GOLDLNPM.	$6,727	$—	$6,727
Citigroup Global Markets	03/31/16	(3)	Pay $1.05 strike and receive variance based on 2015 Calendar Dated Brent Margin.	(520)	—	(520)
Citigroup Global Markets	03/31/16	(2)	Pay $13.57 strike and receive variance based on spread between Platts Jet CIF and International Petroleum Exchange Brent Oil.	(7,647)	—	(7,647)
Citigroup Global Markets	03/31/16	(1)	Pay $13.95 strike and receive variance based on spread between Rotterdam Fuel Oil and Brent Oil.	(1,468)	—	(1,468)
Citigroup Global Markets	02/16/16	334	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	671,565	—	671,565
Citigroup Global Markets	02/16/16	31	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	61,114	51,118	9,996
Citigroup Global Markets	02/16/16	11	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	22,707	—	22,707
Citigroup Global Markets	02/16/16	10	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	19,898	—	19,898
Citigroup Global Markets	02/16/16	(64)	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(62,877)	—	(62,877)
Credit Suisse First Boston Corp.	01/12/41	6,588	Receive fixed payments on the IOS.FN30.450.10 Index and pay variable payments based on the 1 month LIBOR.	(3,088)	(18,624)	15,536
Credit Suisse First Boston Corp.	11/15/16	6	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +34bps.	1,265,330	—	1,265,330
Goldman Sachs & Co.	01/06/16	(3)	Pay $0.028224 strike and receive variance based on GOLDLNPM.	(2,586)	—	(2,586)
Goldman Sachs & Co.	01/25/16	(2)	Pay $0.0625 strike and receive variance based on PLTMLNPM.	(691)	—	(691)
Goldman Sachs & Co.	01/21/16	(4)	Pay $0.065025 strike and receive variance based on PLTMLNPM.	(181)	—	(181)
Goldman Sachs & Co.	01/06/16	(2)	Pay $0.0676 strike and receive variance based on PLTMLNPM.	(7,576)	—	(7,576)
Goldman Sachs & Co.	07/29/20	15	Pay $0.070225 strike and receive variance based on GOLDLNPM.	28,620	—	28,620

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Goldman Sachs & Co.	03/24/20	7		Pay $0.077841 strike and receive variance based on GOLDLNPM.	$21,465	$—	$21,465
Goldman Sachs & Co.	04/06/20	4		Pay $0.0784 strike and receive variance based on GOLDLNPM.	5,928	—	5,928
Goldman Sachs & Co.	04/09/20	4		Pay $0.0784 strike and receive variance based on GOLDLNPM.	5,632	—	5,632
Goldman Sachs & Co.	09/09/20	7		Pay $0.0784 strike and receive variance based on GOLDLNPM.	8,871	—	8,871
Goldman Sachs & Co.	04/14/20	4		Pay $0.078961 strike and receive variance based on GOLDLNPM.	5,791	—	5,791
Goldman Sachs & Co.	04/22/20	25		Pay $0.07980625 strike and receive variance based on GOLDLNPM.	42,350	—	42,350
Goldman Sachs & Co.	04/27/20	10		Pay $0.085849 strike and receive variance based on GOLDLNPM.	23,203	—	23,203
Goldman Sachs & Co.	01/11/16	—	(r)	Pay $0.087025 strike and receive variance based on GOLDLNPM.	(70,330)	—	(70,330)
Goldman Sachs & Co.	04/28/20	8		Pay $0.087025 strike and receive variance based on GOLDLNPM.	20,142	—	20,142
Goldman Sachs & Co.	01/25/16	(3)		Pay $0.2640625 strike and receive variance based on GOLDLNPM.	(747)	—	(747)
Goldman Sachs & Co.	01/11/16	—	(r)	Pay $1,154.88 strike and receive variance based on GOLDLNPM.	47,283	—	47,283
Goldman Sachs & Co.	03/31/16	300		Pay $2.10 strike and receive variance based on the energy petroleum crack spread.	(1,502)	—	(1,502)
Goldman Sachs & Co.	03/31/16	1		Pay $2.15 strike and receive variance based on the energy petroleum crack spread.	(5)	—	(5)
Goldman Sachs & Co.	12/31/16	17		Pay $5.70 strike and receive variance based on the forward crack spread.	13,277	—	13,277
Goldman Sachs & Co.	02/16/16	21		Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	14,631	—	14,631
Goldman Sachs & Co.	02/16/16	10		Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	20,511	—	20,511
Goldman Sachs & Co.	02/16/16	8		Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	31,007	—	31,007
Goldman Sachs & Co.	03/31/16	2		Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +38bps.	382,757	—	382,757
Goldman Sachs & Co.	06/15/16	4		Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +46bps.	802,888	—	802,888
JPMorgan Chase	04/29/20	5		Pay $0.01089 strike and receive variance based on GOLDLNPM.	20,163	—	20,163

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
JPMorgan Chase	07/24/20	7	Pay $0.09 strike and receive variance based on GOLDLNPM.	$16,245	$—	$16,245
JPMorgan Chase	05/07/20	10	Pay $0.111556 strike and receive variance based on GOLDLNPM.	63,166	—	63,166
JPMorgan Chase	03/31/16	3	Pay $1.95 strike and receive variance based on the energy petroleum crack spread.	(10)	—	(10)
JPMorgan Chase	12/31/17	(2)	Pay $5.80 strike and receive variance based on the forward crack spread.	—	—	—
JPMorgan Chase	12/31/16	(19)	Pay $6.50 strike and receive variance based on the forward crack spread.	(124)	(9,000)	8,876
JPMorgan Chase	03/31/16	(3)	Pay $6.85 strike and receive variance based on the forward crack spread.	(1,111)	—	(1,111)
JPMorgan Chase	09/30/16	6	Pay $8.95 strike and receive variance based on spread between 2016 Calendar Margin Eurobob Gasoline and Brent Crude.	38,205	—	38,205
JPMorgan Chase	02/16/16	155	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	309,508	—	309,508
JPMorgan Chase	02/16/16	77	Receive fixed payments on the JPMorgan FNJ 1 Index and pay variable payments based on the U.S. Treasury Bill.	61,514	(74)	61,588
JPMorgan Chase	02/16/16	26	Receive fixed payments on the JPMorgan NIC P Custom Index and pay variable payments based on the U.S. Treasury Bill.	(76,825)	—	(76,825)
Morgan Stanley	04/21/16	910	Pay $0.05405625 strike and receive variance based on GOLDLNPM.	29,117	—	29,117
Morgan Stanley	03/16/16	(8)	Pay $0.062500 strike and receive variance based on S&P GSCI.	7,380	—	7,380
Morgan Stanley	03/16/16	(8)	Pay $0.065536 strike and receive variance based on S&P GSCI.	(2,703)	—	(2,703)
Morgan Stanley	04/21/16	700	Pay $0.09150625 strike and receive variance based on SILVERLND.	19,351	—	19,351
Morgan Stanley	12/31/17	10	Pay $5.78 strike and receive variance based on the forward crack spread.	4,267	—	4,267
Morgan Stanley	12/31/17	5	Pay $5.80 strike and receive variance based on the forward crack spread.	2,228	—	2,228
Morgan Stanley	03/31/16	(7)	Pay $6.83 strike and receive variance based on the forward crack spread.	(2,418)	—	(2,418)

				$8,496,764	$8,450	$8,488,314

(r)	Notional amount is less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Reverse Repurchase Agreement outstanding at December 31, 2015:

Broker	Interest Rate	Trade Date	Value at December 31, 2015	Maturity Date	Cost
JPMorgan Chase Securities LLC	0.75%	12/29/2015	$5,620,000	01/07/2016	$5,620,000
Citigroup Global Markets	0.75%	12/10/2015	4,671,000	12/10/2017	4,671,000

			$10,291,000		$10,291,000

The aggregate values of Reverse Repurchase Agreements are $10,291,000 U.S. Treasury Securities, with a market value of $10,291,000 have been segregated to cover the requirement for the reverse repurchase agreements outstanding as of December 31, 2015. Reverse repurchase agreements are subject to contractual netting arrangements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$238,144,862	$—	$—
Common Stocks	2,745,467,514	1,279,702,018	—
Exchange Traded Funds	835,469,610	—	—
Preferred Stock	42,552	—	—
Rights	132,936	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	175,964,947	—
Non-Residential Mortgage-Backed Securities	—	18,032,283	—
Residential Mortgage-Backed Securities	—	108,113,672	—
Bank Loans	—	15,316,691	—
Commercial Mortgage-Backed Securities	—	62,702,684	621,461
Corporate Bonds	—	965,208,163	—
Foreign Government Bonds	—	471,855,486	—
Municipal Bonds	—	29,290,987	—
Residential Mortgage-Backed Securities	—	156,372,474	18,173,326
U.S. Government Agency Obligations	—	84,246,994	—
U.S. Treasury Obligations	—	949,220,354	—
Affiliated Money Market Mutual Fund	910,167,738	—	—
Foreign Treasury Obligation	—	15,883,774	—
Repurchase Agreements	189,100,000	—	—
Certificates of Deposit	—	14,052,135	—
Options Purchased	268,118	2,085,311	—
Short Sales – U.S. Government Agency Obligation	—	(2,229,445)	—
Options Written	(272,682)	(2,990,353)	—
Other Financial Instruments*
Financial Futures Contracts	2,856,204	—	—
Commodity Futures Contracts	(251,953)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	9,789,614	—
Reverse Repurchase Agreements	(10,291,000)	—	—
OTC interest rate swaps	—	(3,216,822)	—
Centrally cleared interest rate swaps	—	(3,549,419)	—
OTC credit default swaps	—	(6,622,782)	—
Centrally cleared credit default swaps	—	(15,370)	—
OTC Total Return Swaps	—	8,496,764	—
OTC Currency Swap Agreements	—	1,380,731	—

Total	$4,910,833,899	$4,349,090,891	$18,794,787

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, equity risk, credit risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$1,010,984	*	Due from/to broker-variation margin futures	$3,662,071	*
Interest rate contracts	Due from/to broker-variation margin swaps	5,598,022	*	Due from/to broker-variation margin swaps	9,147,441	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	7,040,052		Unrealized depreciation on OTC swap agreements	8,978,882
Interest rate contracts	Premiums paid for OTC swap agreements	352,833		Premiums received for OTC swap agreements	253,182
Interest rate contracts	Unaffiliated investments	2,082,023		Options written outstanding, at value	1,621,851
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	25,952,864		Unrealized depreciation on OTC forward foreign currency exchange contracts	16,163,250
Foreign exchange contracts	Unaffiliated investments	—		Options written outstanding, at value	1,471,779
Credit contracts	Unrealized appreciation on OTC swap agreements	811,025		Unrealized depreciation on OTC swap agreements	3,389,425
Credit contracts	Premiums paid for OTC swap agreements	196,211		Premiums received for OTC swap agreements	4,240,593
Credit contracts	Due from/to broker-variation margin swaps	456,123	*	Due from/to broker-variation margin swaps	471,493	*
Credit contracts	Unaffiliated Investments	176,729		Options written outstanding, at value	64,537
Equity contracts	Due from/to broker-variation margin futures	5,507,291	*	—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	5,778,077		—	—
Equity contracts	Unaffiliated Investments	132,936		—	—
Commodity contracts	Premiums paid for OTC swap agreements	56,878		Premiums received for OTC swap agreements	29,804
Commodity contracts	Unrealized appreciation on OTC swap agreements	2,940,742		Unrealized depreciation on OTC swap agreements	246,041
Commodity contracts	Due from/to broker-variation margin futures	3,275,945	*	Due from/to broker-variation margin futures	3,527,898	*
Commodity contracts	Unaffiliated investments	94,677		Options Written outstanding, at value	104,868

Total		$61,463,412			$53,373,115

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Futures	Options Written	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(4,386,750)	$(6,390,977)	$6,139,463	$(12,107,256)	$—	$(16,745,520)
Foreign exchange contracts	—	(60,827)	(670)	2,507,819	—	105,186,125	107,632,447
Credit contracts	—	31,350	—	185,633	(1,360,286)	—	(1,143,303)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Futures	Options Written	Swaps	Forward Currency Contracts(2)	Total
Equity contracts	291,667	—	2,035,502	—	9,481,390	—	11,808,559
Commodity contracts	—	(284,761)	2,069,754	1,044,547	(66,542,017)	—	(63,712,477)

Total	$291,667	$(4,700,988)	$(2,286,391)	$9,877,462	$(70,528,169)	$105,186,125	$37,839,706

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Futures	Options Written	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$(114,599)	$(2,707,511)	$718,947	$5,060,463	$—	$2,957,300
Foreign exchange contracts	—	—	—	(257,845)	—	(22,997,373)	(23,255,218)
Credit contracts	—	(353,241)	—	188,868	(1,334,106)	—	(1,498,479)
Equity contracts	(3,282)	—	(4,731,335)	—	11,664,027	—	6,929,410
Commodity contracts	—	131,890	(868,698)	(273,026)	2,694,701	—	1,684,867

Total	$(3,282)	$(335,950)	$(8,307,544)	$376,944	$18,085,085	$(22,997,373)	$(13,182,120)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Written Options(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$3,043,695	$616,293	$1,268,711,738	$1,003,554,381	$644,931,871	$1,610,403,605

Interest Rate Swap Agreements(4)	Currency Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Total Return Swap Agreements(4)	Forward Rate Agreements(4)
$1,892,392	$109,941	$44,860	$161,657	$13,383	$15,560

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America(4)	$—	$—	$—	$—
Bank of America(5-a)	188,354	(188,354)	—	—
Bank of America(5-b)	3,507,354	(47,344)	(4,720,607)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group(4)	$167	$(38)	—	$129
Barclays Capital Group(5-a)	29,734	—	—	29,734
Barclays Capital Group(5-b)	88,721	(55,884)	—	32,837
BNP Paribas(4)	176,729	(62,360)	(255,142)	—
BNP Paribas(5-a)	4,189,575	(1,434,933)	(2,650,524)	104,118
BNP Paribas(5-b)	1,585,017	(1,585,017)	—	—
Citigroup Global Markets(4)	640,937	(3,310)	(780,000)	—
Citigroup Global Markets(5-a)	2,877,014	(2,674,649)	—	202,365
Citigroup Global Markets(5-b)	1,240,194	(498,318)	(300,029)	441,847
Credit Suisse First Boston Corp.(4)	15,536	(15,536)	—	—
Credit Suisse First Boston Corp.(5-a)	1,152,631	(277,576)	(800,134)	74,921
Credit Suisse First Boston Corp.(5-b)	1,402,865	(149,449)	(1,970,109)	—
Deutsche Bank AG(4)	—	—	—	—
Deutsche Bank AG(5-a)	5,228,789	(3,121,744)	(4,151,876)	—
Deutsche Bank AG(5-b)	285,340	(285,340)	—	—
Goldman Sachs & Co.(4)	—	—	—	—
Goldman Sachs & Co.(5-a)	2,944,507	(2,944,507)	—	—
Goldman Sachs & Co.(5-b)	1,886,264	(1,641,775)	(2,230,120)	—
Hong Kong & Shanghai Bank(5-a)	92,061	(92,061)	—	—
Hong Kong & Shanghai Bank(5-b)	64,049	(64,049)	—	—
JPMorgan Chase(4)	396,794	(180,790)	(372,958)	—
JPMorgan Chase(5-a)	8,447,737	(2,052,243)	(6,435,255)	—
JPMorgan Chase(5-b)	2,725,977	(816,003)	(1,888,193)	21,781
Morgan Stanley(4)	—	—	—	—
Morgan Stanley(5-a)	2,430,172	(2,430,172)	—	—
Morgan Stanley(5-b)	1,483,519	(479,432)	(580,090)	423,997
Royal Bank of Scotland Group PLC(5-b)	27,815	(27,815)	—	—
Societe Generale(5-b)	—	—	—	—
Standard Chartered PLC(5-a)	570,354	(570,354)	—	—
Standard Chartered PLC(5-b)	38,973	(38,973)	—	—
UBS AG(4)	55,365	—	—	55,365
UBS AG(5-a)	1,252,591	(1,252,591)	—	—
UBS AG(5-b)	188,858	(188,858)	—	—

	$45,213,993

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America(4)	$(58,359)	$—	$—	$(58,359)
Bank of America(5-a)	(478,039)	188,354	105,365	(184,320)
Bank of America(5-b)	(47,344)	47,344	—	—
Barclays Capital Group(4)	(38)	38	—	—
Barclays Capital Group(5-a)	—	—	—	—
Barclays Capital Group(5-b)	(55,884)	55,884	—	—
BNP Paribas(4)	(62,360)	62,360	—	—
BNP Paribas(5-a)	(1,434,933)	1,434,933	—	—
BNP Paribas(5-b)	(1,663,804)	1,585,017	660,973	—
Citigroup Global Markets(4)	(3,310)	3,310	—	—
Citigroup Global Markets(5-a)	(2,674,649)	2,674,649	—	—
Citigroup Global Markets(5-b)	(498,318)	498,318	—	—
Credit Suisse First Boston Corp.(4)	(18,624)	15,536	71,852	—
Credit Suisse First Boston Corp.(5-a)	(277,576)	277,576	—	—
Credit Suisse First Boston Corp.(5-b)	(149,449)	149,449	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Deutsche Bank AG(4)	$(14,756)	—	—	$(14,756)
Deutsche Bank AG(5-a)	(3,121,744)	3,121,744	—	—
Deutsche Bank AG(5-b)	(1,595,440)	285,340	1,219,806	(90,294)
Goldman Sachs & Co.(4)	(742,317)	—	708,234	(34,083)
Goldman Sachs & Co.(5-a)	(4,872,539)	2,944,507	1,187,765	(740,267)
Goldman Sachs & Co.(5-b)	(1,641,775)	1,641,775	—	—
Hong Kong & Shanghai Bank(5-a)	(1,638,470)	92,061	1,541,875	(4,534)
Hong Kong & Shanghai Bank(5-b)	(1,286,864)	64,049	1,546,518	—
JPMorgan Chase(4)	(180,790)	180,790	—	—
JPMorgan Chase(5-a)	(2,052,243)	2,052,243	—	—
JPMorgan Chase(5-b)	(816,003)	816,003	—	—
Morgan Stanley(4)	(20,857)	—	—	(20,857)
Morgan Stanley(5-a)	(2,818,403)	2,430,172	632,570	—
Morgan Stanley(5-b)	(479,432)	479,432	—	—
Royal Bank of Scotland Group PLC(5-b)	(679,168)	27,815	744,899	—
Societe Generale(5-b)	(81,539)	—	—	(81,539)
Standard Chartered PLC(5-a)	(607,230)	570,354	—	(36,876)
Standard Chartered PLC(5-b)	(210,842)	38,973	—	(171,869)
UBS AG(4)	—	—	—	—
UBS AG(5-a)	(5,800,696)	1,252,591	—	(4,548,105)
UBS AG(5-b)	(207,735)	188,858	—	(18,877)

	$(36,291,530)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

(4)	PIM (Core Plus).

(5-a)	PIMCO (International Hedge).

(5-b)	PIMCO (Real Return).

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $353,000,055:
Unaffiliated investments (cost $7,678,392,532)	$8,137,323,490
Affiliated investments (cost $1,094,662,172)	1,148,312,600
Cash	750,825
Foreign currency, at value (cost $21,000,618)	20,762,730
Deposit with Broker for futures and centrally cleared swaps	10,641,000
Receivable for investments sold	369,662,715
Dividends and interest receivable	29,548,932
Unrealized appreciation on OTC forward foreign currency contracts	25,952,864
Unrealized appreciation on OTC swap agreements	16,569,896
Tax reclaim receivable	7,545,455
Cash segregated for Counterparty — OTC	1,393,000
Receivable from affiliate	798,319
Premiums paid for OTC swap agreements	605,922
Due from broker-variation margin swaps	41,841
Receivable for fund share sold	1,298
Prepaid expenses	66,288

Total Assets	9,769,977,175

LIABILITIES:
Payable for investments purchased	849,385,064
Payable to broker for collateral for securities on loan	366,297,743
Cash segregated from Counterparty — OTC	27,418,000
Unrealized depreciation on OTC forward foreign currency contracts	16,163,250
Unrealized depreciation on OTC swap agreements	12,614,348
Reverse repurchase agreements	10,291,000
Premiums received for OTC swap agreements	4,523,579
Options written outstanding, at value (premiums received $4,859,171)	3,263,035
Advisory fees payable	2,341,862
U.S. Government Agency Obligations — Short (premiums received $2,231,875)	2,229,445
Accrued expenses and other liabilities	833,222
Due to broker-variation margin futures	621,403
Payable for fund share repurchased	580,590
Interest payable on securities sold short	466,155
Distribution fee payable	231,056
Affiliated transfer agent fee payable	340

Total Liabilities	1,297,260,092

NET ASSETS	$8,472,717,083

Net assets were comprised of:
Paid-in capital	$6,223,905,731
Retained earnings	2,248,811,352

Net assets, December 31, 2015	$8,472,717,083

Net asset value and redemption price per share, $8,472,717,083 / 562,801,046 outstanding shares of beneficial interest	$15.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,847,251, includes $473,101 reimbursable by an affiliate)	$113,584,707
Interest income	74,629,110
Affiliated income from securities lending, net	2,135,361
Affiliated dividend income	1,109,120

191,458,298

EXPENSES
Advisory fees	63,705,659
Distribution fee	14,978,139
Custodian and accounting fees	2,059,000
Insurance expenses	106,000
Trustees’ fees	90,000
Audit fee	79,000
Interest expense	43,065
Legal fees and expenses	37,000
Shareholders’ reports	20,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Loan interest expense	606
Miscellaneous	101,293

Total expenses	81,238,762
Less: advisory fee waivers and/or expense reimbursement	(2,967,415)

Net expenses	78,271,347

NET INVESTMENT INCOME	113,186,951

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $15,604,382)
(net of foreign capital gains taxes $(7,010))	435,150,458
Futures transactions	(2,286,391)
Options written transactions	9,877,462
Swap agreements transactions	(70,528,169)
Foreign currency transactions	(1,208,964)

371,004,396

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated $(19,051,720)) (net of change in foreign capital gains taxes $625,021)	(404,125,801)
Futures	(8,307,544)
Options written	376,944
Swap agreements	18,085,085
Foreign currencies	(26,383,949)

(420,355,265)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(49,350,869)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,836,082

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$113,186,951	$109,228,797
Net realized gain on investment and foreign currency transactions	371,004,396	494,707,357
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(420,355,265)	(95,377,644)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,836,082	508,558,510

FUND SHARE TRANSACTIONS:
Fund share sold [10,307,268 and 19,336,194 shares, respectively]	155,990,414	281,526,475
Fund share repurchased [42,960,943 and 22,180,380 shares, respectively]	(642,955,063)	(320,415,146)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(486,964,649)	(38,888,671)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(423,128,567)	469,669,839
NET ASSETS:
Beginning of year	8,895,845,650	8,426,175,811

End of year	$8,472,717,083	$8,895,845,650

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 89.9%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AB Global Bond Portfolio*	37,162,640	$374,599,409
AST AQR Emerging Markets Equity Portfolio*	1,162,812	9,744,367
AST AQR Large-Cap Portfolio*	72,687,027	984,909,220
AST BlackRock / Loomis Sayles Bond Portfolio*	12,484,044	156,549,907
AST BlackRock Low Duration Bond Portfolio*	9,288,676	96,509,342
AST Boston Partners Large-Cap Value Portfolio*	11,789,372	204,899,294
AST ClearBridge Dividend Growth Portfolio*	16,308,986	211,364,453
AST Goldman Sachs Global Income Portfolio*	24,739,580	250,859,337
AST Goldman Sachs Large-Cap Value Portfolio*	10,003,615	253,991,785
AST Goldman Sachs Mid-Cap Growth Portfolio*	4,383,765	32,001,488
AST Goldman Sachs Small-Cap Value Portfolio*	3,889,514	66,238,426
AST Goldman Sachs Strategic Income Portfolio*	16,230,718	155,003,362
AST Herndon Large-Cap Value Portfolio*	12,437,339	152,233,030
AST High Yield Portfolio*	24,398,676	198,117,246
AST International Growth Portfolio*	33,674,251	463,357,701
AST International Value Portfolio*	26,531,914	457,940,833
AST Jennison Large-Cap Growth Portfolio*	11,830,259	274,461,999
AST Large-Cap Value Portfolio*	12,367,318	257,611,228
AST Loomis Sayles Large-Cap Growth Portfolio*	9,263,046	329,023,392
AST Lord Abbett Core Fixed Income Portfolio*	13,175,966	157,057,510
AST MFS Growth Portfolio*	15,109,564	268,950,238
AST MFS Large-Cap Value Portfolio*	10,206,529	154,118,594
AST Mid-Cap Value Portfolio*	855,431	16,321,632
AST Money Market Portfolio*	50,820,154	50,820,154
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	636,972	16,529,426
AST Parametric Emerging Markets Equity Portfolio*	1,169,147	8,324,328
AST Prudential Core Bond Portfolio*	89,889,392	1,004,064,508
AST QMA Emerging Markets Equity Portfolio*	746,676	5,898,744
AST QMA International Core Equity Portfolio*	22,538,663	229,668,972
AST QMA Large-Cap Portfolio*	71,146,157	983,239,886
AST Small-Cap Growth Opportunities Portfolio*	6,276,757	90,448,062
AST Small-Cap Growth Portfolio*	2,873,108	92,083,112
AST Small-Cap Value Portfolio*	6,125,731	126,496,355
AST T. Rowe Price Large-Cap Growth Portfolio*	8,690,006	212,644,455
AST T. Rowe Price Natural Resources Portfolio*	372,673	6,268,355
AST Templeton Global Bond Portfolio*	23,137	239,010
AST Wellington Global Bond Portfolio*	31,279,638	316,862,735
AST Western Asset Core Plus Bond Portfolio*	63,565,920	727,829,785
AST Western Asset Emerging Markets Debt Portfolio*	4,925,081	46,443,512

	Shares	Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $8,253,001,551)(w)		$9,443,725,192

SHORT-TERM INVESTMENTS — 9.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.3%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $973,361,142)(w)(Note 4)	973,361,142	973,361,142

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills (cost $32,988,065) 0.210%	03/03/16	33,000	32,994,192

TOTAL SHORT-TERM INVESTMENTS (cost $1,006,349,207)			1,006,355,334

TOTAL INVESTMENTS — 99.5% (cost $9,259,350,758)			10,450,080,526
Other assets in excess of liabilities(z) — 0.5%			47,354,454

NET ASSETS — 100.0%			$10,497,434,980

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
1,191	2 Year U.S. Treasury Notes	Mar. 2016	$259,096,734	$258,726,142	$(370,592)
2,336	10 Year U.S. Treasury Notes	Mar. 2016	294,624,895	294,117,000	(507,895)
200	CAC40 10 Euro	Jan. 2016	9,842,746	10,081,832	239,086
39	DAX Index	Mar. 2016	10,857,512	11,413,869	556,357
1,186	Euro STOXX 50	Mar. 2016	40,609,772	42,301,444	1,691,672
107	FTSE 100 Index	Mar. 2016	9,314,365	9,776,746	462,381
148	Russell 2000 Mini Index	Mar. 2016	16,547,289	16,746,200	198,911
2,285	S&P 500 E-Mini	Mar. 2016	228,602,118	232,544,450	3,942,332
140	S&P 500 Index	Mar. 2016	70,042,000	71,239,000	1,197,000
167	TOPIX Index	Mar. 2016	21,858,180	21,501,102	(357,078)

					$7,052,174

(1)	U.S. Treasury securities with a combined market value of $32,994,192 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$9,443,725,192	$—	$—
U.S. Treasury Obligation	—	32,994,192	—
Affiliated Money Market Mutual Fund	973,361,142	—	—
Other Financial Instruments*
Futures Contracts	7,052,174	—	—

Total	$10,424,138,508	$32,994,192	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type
Core Bonds	30.9%
Large/Mid-Cap Growth	29.4
Large/Mid-Cap Value	10.1
Money Market	9.8
International Value	6.5
International Growth	4.4

Large/Mid-Cap Blend	2.0%
High Yield	1.9
Small-Cap Value	1.8
Small-Cap Growth	1.7
Emerging Markets	0.7
U.S. Treasury Obligation	0.3

99.5
Other assets in excess of liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from/to broker-variation margin futures	$878,487	*
Equity contracts	Due from/to broker-variation margin futures	8,287,739	*	Due from/to broker-variation margin futures	357,078	*

Total		$8,287,739			$1,235,565

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$5,255,854
Equity contracts	21,341,776

Total	$26,597,630

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,965,580)
Equity contracts	(15,961,313)

Total	$(17,926,893)

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long positions was $1,025,239,930.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $9,226,362,693)	$10,417,086,334
Unaffiliated investments (cost $32,988,065)	32,994,192
Foreign currency, at value (cost $50,291,907)	49,642,022
Receivable for fund share sold	1,115,425
Dividends receivable	231,522
Prepaid expenses	8,778

Total Assets	10,501,078,273

LIABILITIES:
Due to broker-variation margin futures	2,414,318
Advisory fees payable	538,939
Payable for fund share repurchased	535,429
Accrued expenses and other liabilities	154,077
Affiliated transfer agent fee payable	340
Deferred trustees’ fees	190

Total Liabilities	3,643,293

NET ASSETS	$10,497,434,980

Net assets were comprised of:
Paid-in capital	$7,338,343,918
Retained earnings	3,159,091,062

Net assets, December 31, 2015	$10,497,434,980

Net asset value and redemption price per share, $10,497,434,980 / 710,922,939 outstanding shares of beneficial interest	$14.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Affiliated dividend income	$1,822,720

EXPENSES
Advisory fees	16,361,022
Custodian and accounting fees	467,000
Trustees’ fees	106,000
Legal fees and expenses	33,000
Audit fee	22,000
Insurance expenses	14,000
Commitment fee on syndicated credit agreement	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Miscellaneous	18,172

Total expenses	17,044,194

NET INVESTMENT LOSS	(15,221,474)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $494,526,168)	494,526,168
Futures transactions	26,597,630
Foreign currency transactions	(4,343,988)

516,779,810

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(437,429,640))	(437,425,514)
Futures	(17,926,893)
Foreign currencies	3,526,564

(451,825,843)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	64,953,967

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,732,493

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(15,221,474)	$(15,439,098)
Net realized gain on investment and foreign currency transactions	516,779,810	325,172,182
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(451,825,843)	374,937,100

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	49,732,493	684,670,184

FUND SHARE TRANSACTIONS:
Fund share sold [10,900,694 and 15,718,568 shares, respectively]	162,078,512	224,127,167
Fund share repurchased [48,839,645 and 34,535,323 shares, respectively]	(724,010,392)	(489,872,240)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(561,931,880)	(265,745,073)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(512,199,387)	418,925,111
NET ASSETS:
Beginning of year	11,009,634,367	10,590,709,256

End of year	$10,497,434,980	$11,009,634,367

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 73.5%
COMMON STOCKS — 20.9%	Shares	Value (Note 2)
Aerospace & Defense — 0.5%
Airbus Group SE (France)	9,580	$645,575
Boeing Co. (The)	3,314	479,171
General Dynamics Corp.	1,229	168,815
Honeywell International, Inc.	29,092	3,013,059
Lockheed Martin Corp.	1,392	302,273
Northrop Grumman Corp.	1,037	195,796
Precision Castparts Corp.	588	136,422
Raytheon Co.	14,550	1,811,911
Rockwell Collins, Inc.	1,256	115,929
Safran SA (France)	1,745	119,887
TransDigm Group, Inc.*	513	117,195
United Technologies Corp.	49,068	4,713,962

		11,819,995

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.	1,784	110,644
Deutsche Post AG (Germany)	10,702	299,206
FedEx Corp.	11,858	1,766,723
United Parcel Service, Inc. (Class B Stock)	3,461	333,052

		2,509,625

Airlines — 0.1%
ANA Holdings, Inc. (Japan)	41,000	118,289
International Consolidated Airlines Group SA (United Kingdom)	12,750	114,281
Japan Airlines Co. Ltd. (Japan)	3,300	118,117
Southwest Airlines Co.	42,625	1,835,433
United Continental Holdings, Inc.*	14,029	803,862

		2,989,982

Auto Components — 0.3%
Aisin Seiki Co. Ltd. (Japan)	2,700	116,204
Autoliv, Inc. (Sweden)	901	112,418
Bridgestone Corp. (Japan)	5,200	178,367
Cie Generale des Etablissements Michelin (France)	1,175	111,840
Continental AG (Germany)	1,011	244,572
Delphi Automotive PLC (United Kingdom)	1,381	118,393
Denso Corp. (Japan)	5,100	243,706
Goodyear Tire & Rubber Co. (The)	26,934	879,934
Johnson Controls, Inc.	2,836	111,994
Lear Corp.	17,618	2,164,019
Magna International, Inc. (Canada)	32,336	1,311,481
Sumitomo Electric Industries Ltd. (Japan)	8,300	117,203
Toyota Industries Corp. (Japan)	2,100	112,294
Valeo SA (France)	750	115,632

		5,938,057

Automobiles — 0.3%
Bayerische Motoren Werke AG (Germany)	2,548	268,437
Daimler AG (Germany)	7,947	664,007
Ferrari NV (Italy)*(a)	3,190	153,120
Fiat Chrysler Automobiles NV (United Kingdom)*	8,266	114,798
Fuji Heavy Industries Ltd. (Japan)	4,200	173,024
General Motors Co.	3,267	111,111
Harley-Davidson, Inc.(a)	2,430	110,298
Honda Motor Co. Ltd. (Japan)	14,300	457,050
Mazda Motor Corp. (Japan)	151,700	3,130,292

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Nissan Motor Co. Ltd. (Japan)	22,800	$238,733
Peugeot SA (France)*	6,459	113,220
Renault SA (France)	1,162	116,312
Suzuki Motor Corp. (Japan)	3,900	118,497
Tesla Motors, Inc.*(a)	505	121,205
Toyota Motor Corp. (Japan)	25,700	1,582,581

		7,472,685

Banks — 2.7%
Australia & New Zealand Banking Group Ltd. (Australia)	21,519	434,248
Banco Bilbao Vizcaya Argentaria SA (Spain)	39,403	287,911
Banco Santander SA (Spain)	95,776	471,160
Bank Mandiri Persero Tbk PT (Indonesia)	3,516,500	2,335,097
Bank of America Corp.	228,629	3,847,826
BNP Paribas SA (France)	2,685	151,911
CaixaBank SA (Spain)	28,804	100,256
Citigroup, Inc.	170,050	8,800,087
Citizens Financial Group, Inc.	164,760	4,315,064
Commerzbank AG (Germany)*	10,953	113,020
Commonwealth Bank of Australia (Australia)	15,948	985,975
DBS Group Holdings Ltd. (Singapore)	9,500	111,335
Erste Group Bank AG (Austria)*	3,685	115,305
HDFC Bank Ltd. (India)	149,027	2,434,004
HSBC Holdings PLC (United Kingdom), (QMTF)	57,397	453,107
ING Groep NV (Netherlands), CVA	290,055	3,924,475
Intesa Sanpaolo SpA (Italy)	84,959	282,150
Japan Post Bank Co. Ltd. (Japan)*	9,900	144,141
JPMorgan Chase & Co.	142,872	9,433,837
KBC Groep NV (Belgium)	37,638	2,353,373
Lloyds Banking Group PLC (United Kingdom)	6,251,160	6,726,256
Mitsubishi UFJ Financial Group, Inc. (Japan)	114,700	710,480
Mizuho Financial Group, Inc. (Japan)	173,600	347,200
National Australia Bank Ltd. (Australia)	19,399	423,321
Nordea Bank AB (Sweden)	20,215	221,794
Oversea-Chinese Banking Corp. Ltd. (Singapore)	18,100	111,902
Skandinaviska Enskilda Banken AB (Sweden)	10,941	115,061
Societe Generale SA (France)	50,469	2,325,732
Sumitomo Mitsui Financial Group, Inc. (Japan)	11,000	415,152
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	30,000	113,620
SunTrust Banks, Inc.	46,936	2,010,738
Svenska Handelsbanken AB (Sweden) (Class A Stock)	11,216	148,965
Swedbank AB (Sweden) (Class A Stock)	5,096	112,232
U.S. Bancorp	79,040	3,372,637
UniCredit SpA (Italy)	23,755	131,335
United Overseas Bank Ltd. (Singapore)	8,300	114,431
Wells Fargo & Co.	23,978	1,303,444
Westpac Banking Corp. (Australia)	27,929	676,991

		60,475,573

Beverages — 0.3%
Anheuser-Busch InBev SA NV (Belgium)	5,822	724,536

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
Asahi Group Holdings Ltd. (Japan)	4,700	$147,131
Brown-Forman Corp. (Class B Stock)	1,102	109,407
Coca-Cola Co. (The)	20,947	899,883
Coca-Cola Enterprises, Inc.	2,233	109,953
Constellation Brands, Inc. (Class A Stock)	802	114,237
Diageo PLC (United Kingdom)	4,077	111,334
Dr. Pepper Snapple Group, Inc.	20,393	1,900,628
Kirin Holdings Co. Ltd. (Japan)	8,500	115,406
Molson Coors Brewing Co. (Class B Stock)	11,966	1,123,847
Monster Beverage Corp.*	732	109,039
PepsiCo, Inc.	6,768	676,259
Pernod Ricard SA (France)	998	113,817
SABMiller PLC (United Kingdom)	5,162	308,813

		6,564,290

Biotechnology — 0.6%
AbbVie, Inc.	58,659	3,474,960
Actelion Ltd. (Switzerland)*	822	114,212
Alexion Pharmaceuticals, Inc.*	10,446	1,992,575
Alkermes PLC*	24,286	1,927,822
Alnylam Pharmaceuticals, Inc.*	1,262	118,805
Amgen, Inc.	18,454	2,995,638
Baxalta, Inc.	3,010	117,480
Biogen, Inc.*	1,045	320,136
BioMarin Pharmaceutical, Inc.*	1,126	117,960
Celgene Corp.*	3,654	437,603
CSL Ltd. (Australia)	3,215	245,110
Gilead Sciences, Inc.	17,129	1,733,284
Incyte Corp.*	966	104,763
Regeneron Pharmaceuticals, Inc.*	291	157,975
Vertex Pharmaceuticals, Inc.*	1,258	158,294

		14,016,617

Building Products — 0.1%
Assa Abloy AB (Sweden) (Class B Stock)	15,063	315,309
Cie de Saint-Gobain (France)	2,603	112,802
Daikin Industries Ltd. (Japan)	2,900	211,183
Geberit AG (Switzerland)	696	235,737
Owens Corning	16,170	760,475

		1,635,506

Capital Markets — 0.5%
Affiliated Managers Group, Inc.*	734	117,264
American Capital Ltd.*(a)	348,966	4,812,241
Ameriprise Financial, Inc.	1,055	112,273
Amundi SA (France), 144A*	2,386	111,966
Bank of New York Mellon Corp. (The)	2,995	123,454
Charles Schwab Corp. (The)	4,715	155,265
Credit Suisse Group AG (Switzerland)*	15,714	338,510
Daiwa Securities Group, Inc. (Japan)	23,000	140,615
Deutsche Bank AG (Germany)	11,806	286,706
Franklin Resources, Inc.	3,137	115,504
Goldman Sachs Group, Inc. (The)	13,611	2,453,110
Henderson Group PLC (United Kingdom)	73,346	334,176
Macquarie Group Ltd. (Australia)	3,975	237,796
Morgan Stanley	4,165	132,489
Nomura Holdings, Inc. (Japan)	37,100	206,649
Northern Trust Corp.	1,536	110,730
State Street Corp.	1,665	110,489
T. Rowe Price Group, Inc.	1,565	111,882

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
TD Ameritrade Holding Corp.	3,148	$109,267
UBS Group AG (Switzerland)	35,752	693,570
Uranium Participation Corp. (Canada)*	8,500	31,513

		10,845,469

Chemicals — 0.4%
Advanced Emissions Solutions, Inc.*	2,840	20,278
Air Liquide SA (France)	1,874	210,389
Air Products & Chemicals, Inc.	1,022	132,972
Akzo Nobel NV (Netherlands)	1,753	117,134
Asahi Kasei Corp. (Japan)	18,000	121,718
BASF SE (Germany)	9,514	724,762
Celanese Corp. (Class A Stock)	1,678	112,980
CF Industries Holdings, Inc.	2,736	111,656
CHR Hansen Holding A/S (Denmark)	1,879	117,532
Dow Chemical Co. (The)	24,436	1,257,965
E.I. du Pont de Nemours & Co.	3,656	243,490
Eastman Chemical Co.	15,152	1,022,911
Ecolab, Inc.	1,473	168,482
Evonik Industries AG (Germany)	4,135	136,774
Givaudan SA (Switzerland)*	175	317,618
International Flavors & Fragrances, Inc.	945	113,060
Linde AG (Germany)	2,949	426,010
LyondellBasell Industries NV (Netherlands) (Class A Stock)	1,764	153,292
Mitsubishi Chemical Holdings Corp. (Japan)	17,900	113,570
Monsanto Co.	2,072	204,133
Nitto Denko Corp. (Japan)	2,400	175,214
Novozymes A/S (Denmark) (Class B Stock)	3,545	169,731
PPG Industries, Inc.	1,384	136,767
Praxair, Inc.	1,701	174,182
Sherwin-Williams Co. (The)	463	120,195
Shin-Etsu Chemical Co. Ltd. (Japan)	5,500	299,012
Sika AG (Switzerland)	32	115,641
Sumitomo Chemical Co. Ltd (Japan)	20,000	114,862
Symrise AG (Germany)	1,678	111,082
Syngenta AG (Switzerland)	964	377,313
Toray Industries, Inc. (Japan)	19,000	176,558
WR Grace & Co.*	1,179	117,417

		7,914,700

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	21,473	179,834
Cintas Corp.	1,236	112,538
Republic Services, Inc.	2,560	112,614
Secom Co. Ltd. (Japan)	3,500	237,194
Securitas AB (Sweden) (Class B Stock)	7,432	113,642
Sohgo Security Services Co. Ltd. (Japan)	2,500	117,247
Stericycle, Inc.*	942	113,605
Tyco International PLC	3,507	111,838
Waste Management, Inc.	2,385	127,287

		1,225,799

Communications Equipment — 0.4%
Alcatel-Lucent (France)*	29,392	116,120
Brocade Communications Systems, Inc.	120,831	1,109,229
Cisco Systems, Inc.	181,187	4,920,133
Nokia OYJ (Finland)	201,733	1,427,173
QUALCOMM, Inc.	2,883	144,107

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	37,014	$356,863

		8,073,625

Construction & Engineering
AECOM*	12,617	378,888
Ferrovial SA (Spain)	8,748	197,822
Vinci SA (France)	1,773	113,641

		690,351

Construction Materials
HeidelbergCement AG (Germany)	2,354	191,846
James Hardie Industries PLC (Ireland)	9,860	124,314
LafargeHolcim Ltd. (Switzerland)*	6,858	343,413
Vulcan Materials Co.	1,169	111,020

		770,593

Consumer Finance — 0.2%
American Express Co.	5,017	348,932
Capital One Financial Corp.	51,988	3,752,494
Discover Financial Services	2,073	111,154
SLM Corp.*	180,889	1,179,396

		5,391,976

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	17,435	169,385
Huhtamaki OYJ (Finland)	3,079	111,730
Packaging Corp. of America	13,355	842,032

		1,123,147

Distributors
Genuine Parts Co.	1,297	111,399

Diversified Consumer Services — 0.3%
H&R Block, Inc.	102,785	3,423,769
Service Corp. International	108,059	2,811,695

		6,235,464

Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc. (Class B Stock)*	6,199	818,516
CME Group, Inc.	1,361	123,307
Deutsche Boerse AG (Germany)	2,562	225,204
Euronext NV (Netherlands), 144A	2,283	117,138
Intercontinental Exchange, Inc.	482	123,517
Investor AB (Sweden) (Class B Stock)	6,085	223,625
Markit Ltd.*	16,708	504,080
McGraw Hill Financial, Inc.	1,957	192,921
Moody’s Corp.	1,386	139,071
Nasdaq, Inc.	6,131	356,641
ORIX Corp. (Japan)	13,000	182,370

		3,006,390

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	35,452	1,219,903
BT Group PLC (United Kingdom)	15,807	109,758
CenturyLink, Inc.	4,407	110,880
Deutsche Telekom AG (Germany)	32,181	577,995
Elisa OYJ (Finland)	2,999	112,838
Koninklijke KPN NV (Netherlands)	29,811	112,757
Level 3 Communications, Inc.*	18,596	1,010,878
Nippon Telegraph & Telephone Corp. (Japan)	8,900	354,203

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Orange SA (France)	13,048	$218,238
Singapore Telecommunications Ltd. (Singapore)	125,300	323,057
Swisscom AG (Switzerland)	417	208,669
Telecom Italia SpA (Italy)*	124,491	157,770
Telefonica Deutschland Holding AG (Germany)	27,466	144,875
Telefonica SA (Spain)	42,144	467,545
TeliaSonera AB (Sweden)	29,245	145,227
Telstra Corp. Ltd. (Australia)	77,146	313,497
Verizon Communications, Inc.	106,301	4,913,232

		10,501,322

Electric Utilities — 0.1%
Acciona SA (Spain)	1,314	112,524
American Electric Power Co., Inc.	2,384	138,916
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	13,000	120,105
Chubu Electric Power Co., Inc. (Japan)	8,300	113,658
CLP Holdings Ltd. (Hong Kong)	16,500	139,854
Duke Energy Corp.	2,358	168,338
Edison International	1,873	110,900
Endesa SA (Spain)	6,577	132,130
Enel SpA (Italy)	69,937	293,269
Entergy Corp.	1,712	117,032
Eversource Energy	2,246	114,703
Exelon Corp.	4,354	120,911
FirstEnergy Corp.	3,587	113,816
Fortum OYJ (Finland)	7,823	117,865
Kansai Electric Power Co., Inc. (The) (Japan)*	9,900	118,699
NextEra Energy, Inc.	1,763	183,158
Power Assets Holdings Ltd. (Hong Kong)	14,000	128,346
PPL Corp.	3,392	115,769
Southern Co. (The)	3,908	182,855
Terna Rete Elettrica Nazionale SpA (Italy)	35,565	182,908
Tokyo Electric Power Co., Inc. (Japan)*	18,900	108,831
Xcel Energy, Inc.	3,139	112,721

		3,047,308

Electrical Equipment — 0.1%
ABB Ltd. (Switzerland)*	25,202	449,796
Acuity Brands, Inc.	479	111,990
AMETEK, Inc.	2,094	112,217
Eaton Corp. PLC	2,208	114,904
Emerson Electric Co.	2,469	118,092
Legrand SA (France)	1,956	110,642
Mitsubishi Electric Corp. (Japan)	21,000	220,434
Nidec Corp. (Japan)	2,700	195,793
Rockwell Automation, Inc.	1,100	112,871
Schneider Electric SE (France)	3,070	174,389
Vestas Wind Systems A/S (Denmark)	2,441	170,477

		1,891,605

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp. (Class A Stock)	2,130	111,250
CDW Corp.	21,631	909,367
Hexagon AB (Sweden) (Class B Stock)	3,176	117,489
Hitachi Ltd. (Japan)	38,000	215,322
Keyence Corp. (Japan)	400	219,842

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Kyocera Corp. (Japan)	3,200	$148,610
Murata Manufacturing Co. Ltd. (Japan)	1,700	244,598
Omron Corp. (Japan)	3,200	106,710
TDK Corp. (Japan)	1,700	108,875
TE Connectivity Ltd. (Switzerland)	1,765	114,037
Zebra Technologies Corp. (Class A Stock)*	1,595	111,092

		2,407,192

Energy Equipment & Services — 0.2%
Atwood Oceanics, Inc.(a)	37,177	380,321
Baker Hughes, Inc.	2,402	110,852
Cameron International Corp.*	1,729	109,273
Halliburton Co.	3,010	102,460
Saipem SpA (Italy)*	13,481	108,964
Schlumberger Ltd.	34,446	2,402,609
Tenaris SA (Luxembourg)	9,347	110,682
Weatherford International PLC (Switzerland)*(a)	56,077	470,486

		3,795,647

Food & Staples Retailing — 0.3%
Aeon Co. Ltd. (Japan)	11,800	181,810
Carrefour SA (France)	4,673	134,862
Costco Wholesale Corp.	2,089	337,373
CVS Health Corp.	40,627	3,972,102
Koninklijke Ahold NV (Netherlands)	6,899	145,524
Kroger Co. (The)	7,527	314,855
Lawson, Inc. (Japan)	1,400	113,639
Metro AG (Germany)	3,922	124,945
Seven & i Holdings Co. Ltd. (Japan)	10,300	471,581
Sysco Corp.	2,714	111,274
Tesco PLC (United Kingdom)*	49,708	109,223
Walgreens Boots Alliance, Inc.	4,012	341,642
Wal-Mart Stores, Inc.	9,427	577,875
Wesfarmers Ltd. (Australia)	15,338	462,410
Woolworths Ltd. (Australia)	14,405	255,580

		7,654,695

Food Products — 0.2%
Ajinomoto Co., Inc. (Japan)	6,000	142,054
ConAgra Foods, Inc.	2,819	118,849
Danone SA (France)	1,801	121,701
General Mills, Inc.	1,907	109,958
Hershey Co. (The)	1,250	111,587
J.M. Smucker Co. (The)	915	112,856
Kellogg Co.	1,562	112,886
Kraft Heinz Co. (The)	2,734	198,926
Mead Johnson Nutrition Co.	1,450	114,478
MEIJI Holdings Co. Ltd. (Japan)	1,400	115,639
Mondelez International, Inc. (Class A Stock)	6,193	277,694
Nestle SA (Switzerland)	28,965	2,150,224
Pilgrim’s Pride Corp.(a)	14,963	330,533
Tyson Foods, Inc. (Class A Stock)(a)	23,293	1,242,216

		5,259,601

Gas Utilities
APA Group (Australia)	17,965	113,042
Gas Natural SDG SA (Spain)	8,771	178,861
Hong Kong & China Gas Co. Ltd. (Hong Kong)	58,000	113,508
Osaka Gas Co. Ltd. (Japan)	32,000	115,582

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities (continued)
Snam SpA (Italy)	37,559	$196,019
Tokyo Gas Co. Ltd. (Japan)	33,000	155,060

		872,072

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories	2,766	124,221
Ansell Ltd. (Australia)	142,973	2,215,677
Becton, Dickinson and Co.	728	112,178
Edwards Lifesciences Corp.*	1,395	110,177
Essilor International SA (France)	890	110,927
Hoya Corp. (Japan)	3,400	139,035
Intuitive Surgical, Inc.*	208	113,601
Medtronic PLC	6,043	464,828
Olympus Corp. (Japan)	2,900	114,169
Stryker Corp.	1,208	112,272
Sysmex Corp. (Japan)	1,900	121,875
Terumo Corp. (Japan)	3,700	114,676

		3,853,636

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*	41,460	2,589,592
Aetna, Inc.	40,408	4,368,912
AmerisourceBergen Corp.	1,098	113,874
Anthem, Inc.	827	115,317
Cardinal Health, Inc.	1,288	114,980
Centene Corp.*	20,942	1,378,193
Cigna Corp.	40,425	5,915,390
Express Scripts Holding Co.*	5,469	478,045
Fresenius Medical Care AG & Co. KGaA (Germany)	1,466	123,195
Fresenius SE & Co. KGaA (Germany)	2,393	170,460
HCA Holdings, Inc.*	1,701	115,039
Humana, Inc.	7,280	1,299,553
Laboratory Corp. of America Holdings*	11,986	1,481,949
McKesson Corp.	6,494	1,280,811
UnitedHealth Group, Inc.	40,944	4,816,652
Universal Health Services, Inc. (Class B Stock)	11,078	1,323,710

		25,685,672

Health Care Technology
Cerner Corp.*	1,848	111,194

Hotels, Restaurants & Leisure — 0.3%
Amaya Gaming Group Inc. (Canada)*	18,376	231,476
Amaya, Inc. (Canada)*(a)	40,785	513,755
Carnival Corp.	50,367	2,743,994
Chipotle Mexican Grill, Inc.*	195	93,571
Las Vegas Sands Corp.(a)	9,314	408,326
Marriott International, Inc. (Class A Stock)(a)	1,676	112,359
McDonald’s Corp.	2,556	301,966
Melco Crown Entertainment Ltd. (Hong Kong), ADR	7,172	120,490
MGM Resorts International*	5,280	119,962
Norwegian Cruise Line Holdings Ltd.*	1,909	111,867
Oriental Land Co. Ltd. (Japan)	2,000	120,993
Royal Caribbean Cruises Ltd.	1,184	119,833
Starbucks Corp.	6,353	381,371
Starwood Hotels & Resorts Worldwide, Inc.	1,644	113,896
Yum! Brands, Inc.	1,675	122,359

		5,616,218

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.2%
Casio Computer Co. Ltd. (Japan)	5,100	$119,221
D.R. Horton, Inc.	23,006	736,882
Electrolux AB (Sweden) (Class B Stock)	4,845	116,897
Lennar Corp. (Class A Stock)(a)	13,127	642,041
Mohawk Industries, Inc.*	577	109,278
Nikon Corp. (Japan)	8,600	115,184
NVR, Inc.*	288	473,184
Panasonic Corp. (Japan)	27,900	282,837
Sekisui House Ltd. (Japan)	9,400	158,049
Sony Corp. (Japan)	14,600	358,821
Toll Brothers, Inc.*	12,855	428,072
Whirlpool Corp.	770	113,090

		3,653,556

Household Products — 0.1%
Church & Dwight Co., Inc.	1,321	112,126
Clorox Co. (The)	1,348	170,967
Colgate-Palmolive Co.	4,925	328,103
Henkel AG & Co. KGaA (Germany)	1,596	152,662
Kimberly-Clark Corp.	2,146	273,186
Pigeon Corp. (Japan)	4,800	116,448
Procter & Gamble Co. (The)	15,114	1,200,203
Reckitt Benckiser Group PLC (United Kingdom)	1,204	111,402
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	8,218	238,159
Unicharm Corp. (Japan)	6,500	132,741

		2,835,997

Industrial Conglomerates — 0.2%
3M Co.	6,601	994,375
CK Hutchison Holdings Ltd. (Hong Kong)	20,000	268,839
Danaher Corp.	2,831	262,943
General Electric Co.	52,987	1,650,545
Jardine Matheson Holdings Ltd. (Hong Kong)	4,300	208,937
Jardine Strategic Holdings Ltd. (Hong Kong)	8,800	240,504
Koninklijke Philips NV (Netherlands)	4,302	109,806
Roper Industries, Inc.	610	115,772
Siemens AG (Germany)	7,443	720,083
Toshiba Corp. (Japan)*	47,000	96,596

		4,668,400

Insurance — 0.8%
Aflac, Inc.	1,815	108,719
AIA Group Ltd. (Hong Kong)	94,600	565,243
Allianz SE (Germany)	3,555	626,672
Allstate Corp. (The)	1,781	110,582
American International Group, Inc.	65,920	4,085,062
AMP Ltd. (Australia)	42,502	179,081
AON PLC	2,052	189,215
Arch Capital Group Ltd.*	1,603	111,809
Assicurazioni Generali SpA (Italy)	9,203	168,109
AXA SA (France)	236,245	6,455,092
Chubb Corp. (The)	852	113,009
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	10,700	178,023
Delta Lloyd NV (Netherlands)	41,321	243,586
Hannover Rueck SE (Germany)	1,070	122,183

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Hartford Financial Services Group, Inc. (The)	2,538	$110,301
Insurance Australia Group Ltd. (Australia)	28,683	115,191
Japan Post Holdings Co. Ltd. (Japan)*	14,800	229,643
Japan Post Insurance Co. Ltd. (Japan)*	4,500	116,623
Markel Corp.*	126	111,302
Marsh & McLennan Cos., Inc.	3,234	179,325
MetLife, Inc.	2,390	115,222
MS&AD Insurance Group Holdings, Inc. (Japan)	4,600	134,893
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	1,261	251,239
Poste Italiane SpA (Italy), 144A*	17,726	136,773
Progressive Corp. (The)	3,608	114,734
QBE Insurance Group Ltd. (Australia)	16,426	149,397
Sampo OYJ (Finland) (Class A Stock)	3,841	195,056
Sompo Japan Nipponkoa Holdings, Inc. (Japan)	3,700	121,488
Suncorp Group Ltd. (Australia)	18,171	159,541
Swiss Re AG (Switzerland)	2,730	266,629
Tokio Marine Holdings, Inc. (Japan)	7,400	285,822
Travelers Cos., Inc. (The)	13,985	1,578,347
Zurich Insurance Group AG (Switzerland)*	1,300	333,970

		17,961,881

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.*	2,086	1,409,907
Expedia, Inc.	857	106,525
Netflix, Inc.*	2,334	266,963
Priceline Group, Inc. (The)*	1,163	1,482,767
Rakuten, Inc. (Japan)*	12,000	138,213
TripAdvisor, Inc.*	1,300	110,825

		3,515,200

Internet Software & Services — 0.9%
Alphabet, Inc. (Class A Stock)*	4,359	3,391,346
Alphabet, Inc. (Class C Stock)*	11,005	8,351,475
Baidu, Inc. (China), ADR*	19,323	3,652,819
eBay, Inc.*	3,945	108,409
Facebook, Inc. (Class A Stock)*	28,133	2,944,400
LinkedIn Corp. (Class A Stock)*	487	109,614
United Internet AG (Germany)	2,817	154,877
Yahoo!, Inc.*	3,381	112,452

		18,825,392

IT Services — 0.5%
Accenture PLC (Class A Stock)	1,999	208,895
Alliance Data Systems Corp.*	417	115,330
Amadeus IT Holding SA (Spain) (Class A Stock)	5,808	255,987
Amdocs Ltd. (Guernsey)	25,493	1,391,153
Automatic Data Processing, Inc.	1,307	110,729
Cap Gemini SA (France)	1,187	110,137
Cognizant Technology Solutions Corp. (Class A Stock)*	36,600	2,196,732
DST Systems, Inc.	6,281	716,411
Fidelity National Information Services, Inc.	1,812	109,807
Fiserv, Inc.*	1,189	108,746
FleetCor Technologies, Inc.*	789	112,772
Fujitsu Ltd. (Japan)	22,000	109,805

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
International Business Machines Corp.	4,619	$635,667
MasterCard, Inc. (Class A Stock)	32,437	3,158,066
NTT Data Corp. (Japan)	3,200	154,708
Obic Co. Ltd. (Japan)	2,200	116,456
PayPal Holdings, Inc.*	3,075	111,315
Total System Services, Inc.	26,045	1,297,041
Visa, Inc. (Class A Stock)(a)	8,283	642,347

		11,662,104

Leisure Products
Shimano, Inc. (Japan)	1,000	153,559

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	2,736	114,392
Eurofins Scientific SE (Luxembourg)	317	110,577
ICON PLC*	2,648	205,750
Illumina, Inc.*	608	116,703
Mettler-Toledo International, Inc.*	332	112,591
Quintiles Transnational Holdings, Inc.*	1,620	111,229
Thermo Fisher Scientific, Inc.	1,385	196,462
Waters Corp.*	848	114,124

		1,081,828

Machinery — 0.4%
Atlas Copco AB (Sweden) (Class A Stock)	10,600	259,963
Caterpillar, Inc.(a)	2,372	161,201
Crane Co.	10,221	488,973
Cummins, Inc.	1,282	112,829
Deere & Co.	1,724	131,489
FANUC Corp. (Japan)	2,200	379,038
Illinois Tool Works, Inc.	1,547	143,376
Ingersoll-Rand PLC	2,087	115,390
Komatsu Ltd. (Japan)	10,000	163,625
Kone OYJ (Finland) (Class B Stock)	3,580	151,582
Kubota Corp. (Japan)	11,000	169,935
MAN SE (Germany)	1,639	164,707
Mitsubishi Heavy Industries Ltd. (Japan)	40,000	174,900
PACCAR, Inc.	2,403	113,902
Parker Hannifin Corp.	1,167	113,176
Sandvik AB (Sweden)	16,393	142,898
Schindler Holding AG (Switzerland), (BRN)	665	111,254
Schindler Holding AG (Switzerland), (SWX)	686	115,686
SMC Corp. (Japan)	600	155,840
Stanley Black & Decker, Inc.	1,039	110,892
Timken Co. (The)	128,688	3,679,189
Volvo AB (Sweden) (Class B Stock)	15,548	144,170
WABCO Holdings, Inc.*	6,188	632,785
Wabtec Corp.	1,594	113,365

		8,050,165

Marine
Kuehne & Nagel International AG (Switzerland)	1,941	265,915

Media — 0.6%
Cablevision Systems Corp. (Class A Stock)	3,688	117,647
CBS Corp. (Class B Stock)	2,385	112,405

Charter Communications, Inc. (Class A Stock)*(a)	775	141,903
Comcast Corp. (Class A Stock)	114,496	6,461,009
Dentsu, Inc. (Japan)	4,000	218,849
DISH Network Corp. (Class A Stock)*	1,922	109,900

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Liberty Global PLC (United Kingdom) (Class A Stock)*	2,792	$118,269
Liberty Global PLC (United Kingdom) (Class C Stock)*	3,115	126,999
Omnicom Group, Inc.	16,161	1,222,742
ProSiebenSat.1 Media SE (Germany)	4,434	223,702
Publicis Groupe SA (France)	1,719	114,306
SES SA (Luxembourg)	10,986	304,421
Time Warner Cable, Inc.	5,409	1,003,857
Time Warner, Inc.	33,301	2,153,575
Twenty-First Century Fox, Inc. (Class A Stock)	4,085	110,949
Viacom, Inc. (Class B Stock)	18,584	764,917
Vivendi SA (France)	8,177	175,619
Walt Disney Co. (The)	8,456	888,556

		14,369,625

Metals & Mining — 0.1%
ArcelorMittal (Luxembourg)	30,081	126,919
Concrete Investments II SCA (Luxembourg)*	2,494	—
Newcrest Mining Ltd. (Australia)*	12,029	113,821
Newmont Mining Corp.	6,069	109,181
Nippon Steel & Sumitomo Metal Corp. (Japan)	6,000	118,694
Nucor Corp.	2,780	112,034
Rio Tinto PLC (United Kingdom)	62,437	1,817,881
ThyssenKrupp AG (Germany)	5,914	117,236

		2,515,766

Multiline Retail
Dollar General Corp.	1,574	113,123
Dollar Tree, Inc.*	1,444	111,506
Target Corp.	1,896	137,669

		362,298

Multi-Utilities — 0.1%
AGL Energy Ltd. (Australia)	9,140	119,598
Ameren Corp.	2,663	115,121
CMS Energy Corp.	3,171	114,410
Consolidated Edison, Inc.	1,782	114,529
Dominion Resources, Inc.	3,763	254,529
DTE Energy Co.	1,411	113,148
DUET Group (Australia)	65,847	109,052
E.ON SE (Germany)	20,133	193,318
Engie SA (France)	6,435	113,985
PG&E Corp.	2,372	126,167
Public Service Enterprise Group, Inc.	35,444	1,371,328
Sempra Energy	1,641	154,270
Suez Environnement Co. (France)	5,952	111,323
Veolia Environnement SA (France)	4,675	110,919
WEC Energy Group, Inc.	2,237	114,780

		3,236,477

Oil, Gas & Consumable Fuels — 1.0%
Anadarko Petroleum Corp.	2,956	143,602
Apache Corp.	2,467	109,707
BG Group PLC (United Kingdom)	269,761	3,910,435
BP PLC (United Kingdom), ADR	33,985	1,062,371
Cheniere Energy, Inc.*	2,843	105,902
Chevron Corp.	7,559	680,008

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Cimarex Energy Co.	1,063	$95,011
Concho Resources, Inc.*	1,029	95,553
ConocoPhillips	5,273	246,196
Devon Energy Corp.	3,504	112,128
EOG Resources, Inc.	2,195	155,384
EQT Corp.	2,312	120,525
Exxon Mobil Corp.	21,418	1,669,533
Hess Corp.	5,563	269,694
INPEX Corp. (Japan)	11,900	116,012
Kinder Morgan, Inc.	9,816	146,455
Lundin Petroleum AB (Sweden)*	7,568	109,202
Marathon Oil Corp.	7,723	97,233
Marathon Petroleum Corp.	2,272	117,780
Noble Energy, Inc.	3,403	112,061
Occidental Petroleum Corp.	2,457	166,118
Oil Search Ltd. (Australia)	24,349	118,515
PBF Energy, Inc. (Class A Stock)	4,795	176,504
Phillips 66	1,368	111,902
Pioneer Natural Resources Co.	772	96,793
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	41,813	953,637
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	308,795	6,993,988
Spectra Energy Corp.	4,811	115,175
Suncor Energy, Inc. (Canada)	47,897	1,235,743
Tesoro Corp.	3,466	365,212
Total SA (France)	8,620	386,449
Valero Energy Corp.	8,835	624,723
Williams Cos., Inc. (The)	4,423	113,671
Woodside Petroleum Ltd. (Australia)	5,599	116,649

		21,049,871

Paper & Forest Products
Domtar Corp.	19,801	731,647
Stora Enso OYJ (Finland) (Class R Stock)	12,037	108,841
UPM-Kymmene OYJ (Finland)	6,040	112,135

		952,623

Personal Products — 0.1%
Beiersdorf AG (Germany)	3,366	305,942
Estee Lauder Cos., Inc. (The) (Class A Stock)	1,462	128,744
Kao Corp. (Japan)	6,500	334,027
Kose Corp. (Japan)	1,300	120,199
L’Oreal SA (France)	1,909	321,105
Shiseido Co. Ltd. (Japan)	5,400	112,043
Unilever NV (United Kingdom), CVA	12,493	544,499
Unilever PLC (United Kingdom)	2,651	113,708

		1,980,267

Pharmaceuticals — 1.6%
Allergan PLC*	17,717	5,536,563
Astellas Pharma, Inc. (Japan)	14,200	202,148
AstraZeneca PLC (United Kingdom)	113,900	7,693,689
Bayer AG (Germany)	6,805	849,884
Bristol-Myers Squibb Co.	16,106	1,107,931
Daiichi Sankyo Co. Ltd. (Japan)	5,700	117,646
Eisai Co. Ltd. (Japan)	1,800	119,071
Eli Lilly & Co.	4,521	380,939
Endo International PLC*	1,834	112,277

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
GlaxoSmithKline PLC (United Kingdom)	11,299	$228,194
Jazz Pharmaceuticals PLC*	806	113,291
Johnson & Johnson	16,955	1,741,617
Mallinckrodt PLC*	1,516	113,139
Merck & Co., Inc.	16,857	890,387
Mylan NV (Netherlands)*	2,068	111,817
Novartis AG (Switzerland)	17,523	1,507,316
Novo Nordisk A/S (Denmark) (Class B Stock)	48,546	2,810,727
Ono Pharmaceutical Co. Ltd. (Japan)	600	106,987
Perrigo Co. PLC	748	108,236
Pfizer, Inc.	36,331	1,172,765
Roche Holding AG (Switzerland)	5,301	1,468,952
Sanofi (France)	7,200	613,600
Shionogi & Co. Ltd. (Japan)	2,600	117,599
Shire PLC (Ireland)	21,175	1,452,770
Takeda Pharmaceutical Co. Ltd. (Japan)	6,100	304,143
Teva Pharmaceutical Industries Ltd. (Israel), ADR	96,330	6,323,101
Zoetis, Inc.	2,378	113,954

		35,418,743

Professional Services — 0.1%
Adecco SA (Switzerland)*	2,503	171,312
Equifax, Inc.	1,056	117,607
IHS, Inc. (Class A Stock)*	952	112,745
Nielsen Holdings PLC	2,423	112,912
Recruit Holdings Co. Ltd. (Japan)	4,700	138,151
SGS SA (Switzerland)	144	273,672
Towers Watson & Co. (Class A Stock)	848	108,934
Verisk Analytics, Inc.*	1,447	111,245

		1,146,578

Real Estate Investment Trusts (REITs) — 0.2%
Alexandria Real Estate Equities, Inc.	1,246	112,589
American Tower Corp.	2,639	255,851
Ascendas Real Estate Investment Trust (Singapore)	69,900	112,026
AvalonBay Communities, Inc.	753	138,650
Boston Properties, Inc.	1,608	205,084
Camden Property Trust	1,498	114,986
CapitaLand Mall Trust (Singapore)	82,100	111,401
Digital Realty Trust, Inc.	1,582	119,631
Equinix, Inc.	385	116,424
Equity Residential	2,039	166,362
Essex Property Trust, Inc.	475	113,720
Extra Space Storage, Inc.	1,284	113,262
Federal Realty Investment Trust	765	111,767
General Growth Properties, Inc.	4,235	115,234
Goodman Group (Australia)	24,116	109,280
HCP, Inc.	3,081	117,817
Kilroy Realty Corp.	1,749	110,677
Klepierre (France)	2,494	110,858
Link REIT (Hong Kong)	18,500	110,295
Macerich Co. (The)	1,415	114,176
Prologis, Inc.	3,346	143,610
Public Storage	908	224,912
Realty Income Corp.	2,236	115,445
Scentre Group (Australia)	68,215	206,906
Simon Property Group, Inc.	1,831	356,020

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
SL Green Realty Corp.	1,595	$180,203
Stockland (Australia)	36,232	107,554
UDR, Inc.	3,050	114,589
Unibail-Rodamco SE (France)	444	112,746
Ventas, Inc.	2,050	115,682
Vornado Realty Trust	2,096	209,516
Welltower, Inc.	1,728	117,556
Westfield Corp. (Australia)	27,736	190,821
Weyerhaeuser Co.	3,710	111,226

		4,886,876

Real Estate Management & Development — 0.1%
CapitaLand Ltd. (Singapore)	48,500	113,999
CBRE Group, Inc. (Class A Stock)*	3,139	108,547
Cheung Kong Property Holdings Ltd. (Hong Kong)	17,000	109,973
Daito Trust Construction Co. Ltd. (Japan)	1,000	115,510
Daiwa House Industry Co. Ltd. (Japan)	5,900	169,603
Deutsche Wohnen AG (Germany)	4,134	114,313
Global Logistic Properties Ltd. (Singapore)	77,500	117,037
Henderson Land Development Co. Ltd. (Hong Kong)	18,000	109,800
Hongkong Land Holdings Ltd. (Hong Kong)	52,200	357,570
Mitsubishi Estate Co. Ltd. (Japan)	14,000	291,107
Mitsui Fudosan Co. Ltd. (Japan)	10,000	250,979
Sumitomo Realty & Development Co. Ltd. (Japan)	5,000	142,713
Sun Hung Kai Properties Ltd. (Hong Kong)	13,000	156,255
Vonovia SE (Germany)	4,614	142,541
Wharf Holdings Ltd. (The) (Hong Kong)	21,000	115,783

		2,415,730

Road & Rail — 0.2%
Central Japan Railway Co. (Japan)	1,500	266,301
CSX Corp.	4,248	110,236
East Japan Railway Co. (Japan)	3,800	357,831
Kansas City Southern	1,515	113,125
Norfolk Southern Corp.	1,373	116,142
Union Pacific Corp.	50,140	3,920,948
West Japan Railway Co. (Japan)	2,200	152,071

		5,036,654

Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.	1,975	109,257
ASML Holding NV (Netherlands)	30,238	2,686,706
Avago Technologies Ltd. (Singapore)	782	113,507
Broadcom Corp. (Class A Stock)	1,960	113,327
Infineon Technologies AG (Germany)	7,583	110,551
Intel Corp.	43,458	1,497,128
Microchip Technology, Inc.(a)	2,424	112,813
Micron Technology, Inc.*(a)	38,431	544,183
NVIDIA Corp.(a)	33,317	1,098,128
Skyworks Solutions, Inc.(a)	1,436	110,328
STMicroelectronics NV (Netherlands)	16,635	111,368
Sumco Corp. (Japan)	64,800	488,883
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	302,000	1,302,901
Texas Instruments, Inc.	3,275	179,503
Tokyo Electron Ltd. (Japan)	1,800	109,053

		8,687,636

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software — 0.5%
Activision Blizzard, Inc.	49,011	$1,897,216
Adobe Systems, Inc.*	1,369	128,604
Autodesk, Inc.*	1,828	111,380
Citrix Systems, Inc.*	1,425	107,801
Dassault Systemes (France)	1,382	110,465
Electronic Arts, Inc.*	1,544	106,104
Intuit, Inc.	1,140	110,010
King Digital Entertainment PLC (Ireland)	11,423	204,243
Microsoft Corp.	78,126	4,334,430
Nintendo Co. Ltd. (Japan)	1,300	178,763
Oracle Corp.	40,670	1,485,676
Red Hat, Inc.*	1,431	118,501
salesforce.com, Inc.*	2,364	185,338
SAP SE (Germany)	9,950	789,568
ServiceNow, Inc.*	1,305	112,961
Trend Micro, Inc. (Japan)*	2,600	105,501

		10,086,561

Specialty Retail — 0.7%
Advance Auto Parts, Inc.	715	107,615
AutoZone, Inc.*	4,489	3,330,434
Best Buy Co., Inc.	3,717	113,183
CarMax, Inc.*(a)	1,903	102,705
Fast Retailing Co. Ltd. (Japan)	800	279,849
Hennes & Mauritz AB (Sweden) (Class B Stock)	13,171	468,496
Home Depot, Inc. (The)	29,811	3,942,505
Industria de Diseno Textil SA (Spain)	13,998	480,892
L Brands, Inc.	1,152	110,385
Lowe’s Cos., Inc.	45,770	3,480,351
O’Reilly Automotive, Inc.*	429	108,717
Ross Stores, Inc.	24,383	1,312,049
Signet Jewelers Ltd. (United Kingdom)	955	118,124
Tiffany & Co.	1,502	114,588
TJX Cos., Inc. (The)	2,069	146,713
Tractor Supply Co.	1,281	109,526
Ulta Salon Cosmetics & Fragrance, Inc.*	602	111,370

		14,437,502

Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc.	60,014	6,317,074
Canon, Inc. (Japan)	10,500	317,625
EMC Corp.	27,246	699,677
FUJIFILM Holdings Corp. (Japan)	3,700	154,410
Hewlett Packard Enterprise Co.	7,670	116,584
HP, Inc.	9,146	108,289
NEC Corp. (Japan)	35,000	110,898
SanDisk Corp.(a)	1,476	112,161
Seagate Technology PLC	3,260	119,512
Western Digital Corp.(a)	82,160	4,933,708

		12,989,938

Textiles, Apparel & Luxury Goods — 0.1%
Adidas AG (Germany)	2,754	267,302
Christian Dior SE (France)	639	108,543
Cie Financiere Richemont SA (Switzerland)	6,434	460,500
Fossil Group, Inc.*(a)	5,000	182,800
Kering (France)	655	111,989
Luxottica Group SpA (Italy)	3,146	205,011

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
LVMH Moet Hennessy Louis Vuitton SE (France)	2,267	$356,080
Moncler SpA (Italy)	7,900	109,936
NIKE, Inc. (Class B Stock)	7,106	444,125
Pandora A/S (Denmark)	1,271	160,253
Swatch Group AG (The) (Switzerland)	431	149,671
Under Armour, Inc. (Class A Stock)*(a)	1,370	110,436
VF Corp.	1,780	110,805

		2,777,451

Tobacco — 0.6%
Altria Group, Inc.	53,373	3,106,843
British American Tobacco PLC (United Kingdom)	5,787	321,377
Imperial Tobacco Group PLC (United Kingdom)	185,059	9,774,440
Japan Tobacco, Inc. (Japan)	10,800	396,509
Philip Morris International, Inc.	7,331	644,468
Reynolds American, Inc.	2,478	114,360

		14,357,997

Trading Companies & Distributors
Avolon Holdings Ltd. (Ireland)*	4,578	141,735
ITOCHU Corp. (Japan)	13,400	158,501
Mitsubishi Corp. (Japan)	14,500	241,180
Mitsui & Co. Ltd. (Japan)	18,200	216,253
Sumitomo Corp. (Japan)	12,000	122,344
W.W. Grainger, Inc.	574	116,287

		996,300

Transportation Infrastructure
Abertis Infraestructuras SA (Spain)	12,146	189,957
Aena SA (Spain), 144A*	959	109,815
Atlantia SpA (Italy)	7,081	187,353
Sydney Airport (Australia)	24,787	114,077
Transurban Group (Australia)	30,455	230,847

		832,049

Water Utilities
American Water Works Co., Inc.	1,953	116,692

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	18,300	475,255
NTT DoCoMo, Inc. (Japan)	17,100	350,748
SBA Communications Corp. (Class A Stock)*	1,162	122,091
SK Telecom Co. Ltd. (South Korea)	12,827	2,347,576
SoftBank Corp. (Japan)	10,800	545,080
T-Mobile US, Inc.*	13,026	509,577
Vodafone Group PLC (United Kingdom)	100,411	325,611

		4,675,938

TOTAL COMMON STOCKS (cost $444,362,243)		465,510,974

EXCHANGE TRADED FUNDS — 7.9%
Consumer Staples Select Sector SPDR Fund(a)	242,248	12,231,102
Energy Select Sector SPDR Fund(a)	256,398	15,524,899
Financial Select Sector SPDR Fund(a)	1,090,748	25,937,987
Health Care Select Sector SPDR Fund(a)	305,289	21,996,072
iShares 0-5 Year TIPS Bond ETF*	1	99

EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)
iShares 10-20 Year Treasury Bond ETF	1	$134
iShares 3-7 Year Treasury Bond ETF	1	123
iShares 7-10 Year Treasury Bond ETF	1	106
iShares Agency Bond ETF	1	113
iShares Barclays 1-3 Year Treasury Bond Fund	1	84
iShares Barclays 20+ Year Treasury Bond Fund	54,129	6,529,040
iShares Barclays TIPS Bond Fund	1	110
iShares Core U.S. Treasury Bond ETF	1	25
iShares iBoxx $ High Yield Corporate Bond Fund(a)	114,249	9,206,184
iShares MSCI Eurozone ETF(a)	1,935,397	67,816,311
iShares MSCI Hong Kong ETF(a)	601,611	11,923,930
iShares Short Treasury Bond ETF	1	110
Utilities Select Sector SPDR Fund(a)	106,439	4,606,680

TOTAL EXCHANGE TRADED FUNDS (cost $203,881,435)		175,773,109

PREFERRED STOCKS — 0.6%
Automobiles
Volkswagen AG (Germany) (PRFC)	1,251	180,620

Banks — 0.1%
Itau Unibanco Holding SA (Brazil), PRFC	325,882	2,168,840

Consumer Finance — 0.2%
Ally Financial, Inc., 1.750%	228,315	4,255,782
Ally Financial, Inc., Series A, 8.500%	3,465	89,258

		4,345,040

Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 8.125%	64,707	1,640,969

Financial Services
RBS Capital Funding Trust VII, Series G, 6.080%	14,930	372,205

Hotels, Restaurants & Leisure — 0.1%
Amaya, Inc. (Canada)*	3,087	1,942,064

Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	2,432	271,418

Metals & Mining
Concrete Investments II SCA (Luxembourg)*	2,494	293,533

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	3,131	2,894,259

TOTAL PREFERRED STOCKS (cost $16,881,875)		14,108,948

	Units
RIGHTS*(g)
Real Estate Investment Trusts (REITs)
Ascendas Real Estate Investment Trust (Singapore), expiring 01/13/16 (cost $0)	2,621	101

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 2.6%
Collateralized Loan Obligations — 0.2%
ALM VIII Ltd. (Cayman Islands),
Series 2013-8A, Class C, 144A
3.517%(c)	01/20/26	250	$228,980
Series 2013-8A, Class D, 144A
4.817%(c)	01/20/26	250	204,875
ALM XIV Ltd. (Cayman Islands),
Series 2014-14A, Class C, 144A
3.773%(c)	07/28/26	250	228,666
Series 2014-14A, Class D, 144A
5.173%(c)	07/28/26	250	198,180
Atlas Senior. Loan Fund V Ltd. (Cayman Islands),
Series 2014-1A, Class C, 144A
3.317%(c)	07/16/26	250	242,456
Series 2014-1A, Class D, 144A
3.767%(c)	07/16/26	250	230,958
Benefit Street Partners CLO IV Ltd. (Cayman Islands),
Series 2014-IVA, Class C, 144A
3.817%(c)	07/20/26	500	439,617
Cedar Funding III CLO Ltd. (Cayman Islands),
Series 2014-3A, Class D, 144A
3.920%(c)	05/20/26	250	232,351
CIFC Funding Ltd. (Cayman Islands),
Series 2014-3A, Class C1, 144A
3.120%(c)	07/22/26	250	242,917
Highbridge Loan Management Ltd. (Cayman Islands),
Series 4A-2014, Class B, 144A
3.323%(c)	07/28/25	250	239,437
LCM X LP,
Series 10A, Class ER, 144A
5.821%(c)	04/15/22	1,000	927,347
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-8A, Class CR, 144A
3.095%(c)	04/22/22	250	247,179
Series 2012-8A, Class DR, 144A
4.145%(c)	04/22/22	250	243,739
Madison Park Funding XIV Ltd. (Cayman Islands),
Series 2014-14A, Class D, 144A
3.917%(c)	07/20/26	250	235,339
Octagon Investment Partners XII Ltd. (Cayman Islands),
Series 2012-1A, Class ER, 144A
5.779%(c)	05/05/23	250	233,026
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class C, 144A
4.165%(c)	10/17/22	250	233,782
WhiteHorse IX Ltd. (Cayman Islands),
Series 2014-9A, Class C, 144A
3.015%(c)	07/17/26	250	222,004

			4,830,853

Non-Residential Mortgage-Backed Securities — 2.2%
Access Group, Inc.,
Series 2004-A, Class A2
0.580%(c)	04/25/29	842	831,050
American Credit Acceptance Receivables Trust,
Series 2014-3, Class A, 144A
0.990%	08/10/18	289	288,868
Americredit Automobile Receivables Trust,
Series 2012-3, Class D
3.030%	07/09/18	900	908,526

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
AmeriCredit Automobile Receivables Trust,
Series 2012-4, Class D
2.680%	10/09/18	1,200	$1,209,100
Series 2012-5, Class B
1.120%	11/08/17	304	304,119
Series 2015-3, Class B
2.080%	09/08/20	1,100	1,085,485
CarFinance Capital Auto Trust,
Series 2013-2A, Class A, 144A
1.750%	11/15/17	10	9,775
Series 2014-1A, Class A, 144A
1.460%	12/17/18	101	100,699
Chase Issuance Trust,
Series 2012-A7, Class A7
2.160%	09/16/24	750	728,481
Citibank Credit Card Issuance Trust,
Series 2014-A6, Class A6
2.150%	07/15/21	1,930	1,939,234
College Loan Corp. Trust I,
Series 2004-1, Class A4
0.510%(c)	04/25/24	1,400	1,393,677
CPS Auto Receivables Trust,
Series 2011-B, Class B, 144A
5.680%	09/17/18	47	46,818
Discover Card Execution Note Trust,
Series 2015-A2, Class A
1.900%	10/17/22	750	739,712
Drive Auto Receivables Trust,
Series 2015-DA, Class A3, 144A
1.590%	12/17/18	600	597,517
DT Auto Owner Trust,
Series 2012-2A, Class D, 144A
4.350%	03/15/19	559	559,278
Exeter Automobile Receivables Trust,
Series 2012-2A, Class B, 144A
2.220%	12/15/17	53	53,048
Series 2013-1A, Class B, 144A
2.410%	05/15/18	306	306,695
Series 2014-1A, Class A, 144A
1.290%	05/15/18	285	284,840
First Investors Auto Owner Trust,
Series 2013-1A, Class A2, 144A
0.900%	10/15/18	28	28,463
Series 2014-1A, Class A2, 144A
0.800%	02/15/18	4	3,564
Flagship Credit Auto Trust,
Series 2014-1, Class A, 144A
1.210%	04/15/19	136	135,598
Ford Credit Floorplan Master Owner Trust,
Series 2013-1, Class C
1.370%	01/15/18	925	924,957
Series 2013-1, Class D
1.820%	01/15/18	2,330	2,330,250
Hyundai Auto Receivables Trust,
Series 2013-A, Class C
1.350%	06/17/19	865	862,916
KeyCorp Student Loan Trust,
Series 2006-A, Class 2A4
0.913%(c)	09/27/35	964	930,063

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
NRZ Advance Receivables Trust/Advance Receivables-Backed Trust,
Series 2015-T1, Class AT1, 144A
2.315%	08/15/46	500	$499,670
OneMain Financial Issuance Trust,
Series 2015-2A, Class C, 144A
4.320%	07/18/25	100	99,279
Series 2015-2A, Class D, 144A
5.640%	07/18/25	100	98,645
Santander Drive Auto Receivables Trust,
Series 2011-3, Class D
4.230%	05/15/17	258	258,495
Series 2012-1, Class C
3.780%	11/15/17	28	27,977
Series 2012-2, Class C
3.200%	02/15/18	93	93,059
Series 2012-2, Class D
3.870%	02/15/18	300	303,253
Series 2012-3, Class D
3.640%	05/15/18	540	548,400
Series 2012-4, Class C
2.940%	12/15/17	1,281	1,286,915
Series 2012-4, Class D
3.500%	06/15/18	1,360	1,379,037
Series 2012-AA, Class C, 144A
1.780%	11/15/18	2,041	2,041,167
Series 2012-AA, Class D, 144A
2.460%	12/17/18	600	603,221
Series 2013-2, Class C
1.950%	03/15/19	1,000	1,001,934
Series 2013-3, Class C
1.810%	04/15/19	450	449,520
Series 2013-3, Class D
2.420%	04/15/19	1,000	997,629
Series 2013-4, Class C
3.250%	01/15/20	600	607,504
Series 2013-A, Class B, 144A
1.890%	10/15/19	399	399,163
Series 2013-A, Class C, 144A
3.120%	10/15/19	900	909,772
Series 2014-1, Class B
1.590%	10/15/18	690	689,716
Series 2014-1, Class C
2.360%	04/15/20	780	781,219
Series 2014-2, Class C
2.330%	11/15/19	430	430,645
Series 2014-5, Class C
2.460%	06/15/20	750	752,110
Series 2015-2, Class C
2.440%	04/15/21	475	469,788
Series 2015-3, Class C
2.740%	01/15/21	500	497,522
SLC Private Student Loan Trust,
Series 2010-B, Class A2, 144A
3.831%(c)	07/15/42	1,973	2,019,979
SLM Private Credit Student Loan Trust,
Series 2003-A, Class A2
0.952%(c)	09/15/20	1,079	1,067,911
Series 2003-B, Class A2
0.912%(c)	03/15/22	989	970,768

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2003-C, Class A2
0.902%(c)	09/15/20	218	$213,016
Series 2004-B, Class A2
0.712%(c)	06/15/21	597	591,820
Series 2005-B, Class A2
0.692%(c)	03/15/23	613	606,841
Series 2006-A, Class A4
0.702%(c)	12/15/23	2,085	2,051,069
Series 2006-B, Class A4
0.692%(c)	03/15/24	1,416	1,396,552
Series 2006-C, Class A4
0.682%(c)	03/15/23	2,103	2,064,911
SLM Private Education Loan Trust,
Series 2010-A, Class 1A, 144A
3.200%(c)	05/16/44	469	480,078
Series 2011-C, Class A1, 144A
1.731%(c)	12/15/23	19	18,965
Series 2012-A, Class A1, 144A
1.731%(c)	08/15/25	551	552,020
Series 2012-D, Class A1, 144A
1.381%(c)	06/15/23	176	175,845
Series 2012-D, Class A2, 144A
2.950%	02/15/46	1,000	1,010,779
Series 2012-E, Class A1, 144A
1.081%(c)	10/16/23	437	436,464
Series 2013-A, Class A1, 144A
0.931%(c)	08/15/22	579	577,274
Series 2013-B, Class A1, 144A
0.981%(c)	07/15/22	756	753,691
SLM Student Loan Trust,
Series 2012-5, Class A2
0.722%(c)	06/25/19	609	603,051
Series 2013-C, Class A1, 144A
1.181%(c)	02/15/22	433	432,372
SoFi Professional Loan Program LLC,
Series 2015-B, Class A2, 144A
2.510%	09/27/32	174	171,126

			48,022,905

Residential Mortgage-Backed Securities — 0.2%
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE1, Class 1A3
0.752%(c)	12/25/35	345	344,039
Countrywide Asset-Backed Certificates,
Series 2004-12, Class MV3
1.412%(c)	03/25/35	665	657,489
Series 2004-15, Class MV2
0.962%(c)	05/25/35	41	40,950
Series 2004-6, Class 2A5
1.202%(c)	11/25/34	204	197,451
First Franklin Mortgage Loan Trust,
Series 2005-FF4, Class M1
1.067%(c)	05/25/35	153	152,668
Home Equity Asset Trust,
Series 2005-5, Class M1
1.142%(c)	11/25/35	545	544,209
Park Place Securities, Inc./Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M2
1.367%(c)	02/25/35	223	222,629

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2004-WWF1, Class M2
1.442%(c)	12/25/34	59	$59,468
Series 2005-WCW3, Class A2C
0.802%(c)	08/25/35	45	44,674
Trade MAPS 1 Ltd. (Ireland),
Series 2013-1A, Class A, 144A
0.993%(c)	12/10/18	2,180	2,166,151

			4,429,728

TOTAL ASSET-BACKED SECURITIES (cost $57,714,042)			57,283,486

BANK LOANS(c) — 0.9%
Aerospace & Defense
Accudyne Industries Borrower SCA (Luxembourg),
Refinancing Term Loan
4.000%	12/13/19	358	302,892
Sequa Corp.,
Initial Term Loan
5.250%	06/19/17	106	72,260

			375,152

Air Freight & Logistics — 0.1%
Ceva Group PLC,
Pre-Funded L/C Loan
6.500%	03/12/21	228	186,592
Ceva Intercompany BV,
Dutch Term Loan
6.500%	03/19/21	236	193,326
Ceva Logistics Canada,
Canadian Term Loan BV
6.500%	03/19/21	41	33,332
Ceva Logistics U.S. Holdings, Inc.,
US Term Loan
6.500%	03/12/21	326	266,657

			679,907

Airlines
Northwest Air,
Participation Loan B757-200
1.768%	09/10/18	161	155,685
Participation Loan B757-300
1.768%	03/10/17	79	76,630
2.388%	03/10/17	130	129,030

			361,345

Building Products
Hanson Building,
Term Loan (Senior Lien)
6.500%	02/25/22	113	109,176

Chemicals
MacDermid, Inc.,
Term Loan B-3
5.500%	06/07/20	204	197,535

Commercial Services — 0.1%
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan
4.750%	11/26/20	408	384,008

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Commercial Services (continued)
Hertz Corp. (The),
Tranche Term Loan B-2
3.000%	03/11/18	545	$538,465
Jaguar Holding Co.,
Initial Term Loan
4.250%	08/05/22	488	473,337

			1,395,810

Diversified Consumer Services
Houghton Mifflin Harcourt Co.,
Term Loan
4.000%	05/15/21	557	539,091

Diversified Telecommunication Services — 0.1%
Lightsquared LLC,
Term Loan
9.750%	12/07/20	1,340	1,098,800

Electric Utilities
Energy Future Intermediate Holding Co. LLC,
Term Loan
4.250%	12/19/16	321	319,444

Health Care Providers & Services — 0.1%
Ortho-Clinical Diagnostics Holdings Sarl,
Initial Term Loan
4.750%	06/30/21	744	628,132
Surgery Center Holdings, Inc.,
Initial Term Loan (First Lien)
5.250%	11/03/20	148	146,694

			774,826

Healthcare-Products
Alere, Inc.,
Term Loan B3
4.250%	06/18/22	125	123,795
DJO Finance LLC,
Initial Term Loan
4.250%	06/30/20	349	339,088
Sterigenics-Nordion Holdings LLC,
Initial Term Loan
4.250%	05/15/22	105	101,595

			564,478

Healthcare-Services
Envision Healthcare Corp.,
Tranche Term Loan B-2
4.500%	10/28/22	221	219,688

Hotels, Restaurants & Leisure — 0.1%
Amaya Holdings BV,
Initial Term Loan B (First Lien)
5.000%	08/01/21	417	387,712
Initial Term Loan B (Second Lien)
8.000%	08/01/22	403	401,409

			789,121

Insurance
AssuredPartners, Inc.,
Term Loan (First Lien)
5.750%	10/14/22	216	214,650

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Internet
Blue Coat Holdings, Inc.,
Initial Term Loan
4.500%	06/01/22	93	$89,668

Internet Software & Services
Kronos, Inc.,
Initial Term Loan (Second Lien)
9.750%	04/23/20	649	643,053

Lodging — 0.1%
Caesars Entertainment Resort Properties LLC,
Term Loan B
7.000%	10/11/20	2,074	1,878,690
Station Casinos LLC,
Term Loan B
4.250%	02/22/20	262	256,353

			2,135,043

Media — 0.1%
Advantage Sales & Marketing, Inc.,
Initial Term Loan (First Lien)
4.250%	07/25/21	252	241,845
Term Loan (Second Lien)
7.500%	07/25/22	390	344,500
Cengage Learning Acquisitions, Inc.,
Term Loan
7.000%	03/31/20	878	849,666
iHeartCommunications, Inc.,
Tranche Term Loan D
7.174%	01/22/19	1,090	763,173
Univision Communications, Inc.,
Replacement Term Loan (First Lien), Replacement First-Lien Term Loan
4.000%	03/01/20	65	63,365

			2,262,549

Miscellaneous Manufacturing
Gates Global LLC,
Initial Dollar Term Loan
4.250%	06/11/21	569	532,509

Oil, Gas & Consumable Fuels
CITGO Holdings, Inc.,
Term Loan
9.500%	05/12/18	482	478,068

Packaging & Containers
Novelis, Inc.,
Initial Term Loan
4.000%	05/18/22	228	217,280

Pharmaceuticals
Valeant Pharmaceuticals International, Inc.,
Tranche Term Loan B Series E-1
3.750%	08/05/20	228	218,453
Tranche Term Loan B Series F-1
4.000%	03/11/22	294	283,258

			501,711

Real Estate
Realogy Group LLC,
Extended Synthetic Commitment
4.400%	10/10/16	14	13,391

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Semiconductors
NXP B.V. (NXP Funding LLC),
Tranche Loan B
3.750%	11/15/20	604	$600,071

Semiconductors & Semiconductor Equipment
Microsemi Corp.,
Term Loan
5.250%	12/17/22	126	123,559

Software — 0.2%
Avago, Inc.,
Term Loan B-7
4.000%	11/11/22	1,155	1,139,761
Avaya, Inc.,
Term Loan B-7
6.250%	05/01/20	250	173,215
Epicor Software Corp.,
Term Loan B
4.750%	06/15/22	455	442,861
First Data Corp.,
2018 New Dollar Term Loan
3.918%	03/24/18	1,082	1,066,493
2018 Second New Term Loan B
3.918%	09/24/18	75	73,950
Infor (US), Inc.,
Tranche Term Loan B-5
3.750%	06/03/20	615	576,067
Informatica Corp.,
Dollar Term Loan
4.500%	08/05/22	557	534,573
TIBCO Software, Inc.,
Term Loan
6.500%	11/24/20	69	62,181

			4,069,101

Specialty Retail
BJ’s Wholesale Club, Inc.,
2013 (November) Replacement Loan (Second Lien)
8.500%	03/31/20	240	213,600

Telecommunications
Commscope, Inc.,
Tranche Term Loan 5 (2015)
3.828%	12/29/22	138	136,494

Transportation Infrastructure
Air Medical Group Holdings, Inc.,
Initial Term Loan
4.500%	04/15/22	269	258,744

TOTAL BANK LOANS (cost $21,097,127)			19,913,864

COMMERCIAL MORTGAGE-BACKED SECURITIES —3.1%
Banc of America Commercial Mortgage Trust,
Series 2006-6, Class A4
5.356%	10/10/45	624	631,770
Series 2007-1, Class A4
5.451%	01/15/49	1,758	1,803,449
Series 2007-3, Class A4
5.558%(c)	06/10/49	426	437,514
Series 2007-3, Class AMF

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
5.317%	06/10/49	1,300	$1,345,025
Series 2007-4, Class A4
5.742%(c)	02/10/51	440	457,520
Series 2007-5, Class A4
5.492%	02/10/51	890	921,927
Series 2006-4, Class A4
5.634%	07/10/46	754	759,887
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PW10, Class AM
5.449%(c)	12/11/40	27	27,292
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.710%(c)	12/10/49	2,100	2,170,070
Series 2008-C7, Class A4
6.137%(c)	12/10/49	599	629,671
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	1,515	1,530,119
Series 2007-CD4, Class A4
5.322%	12/11/49	1,964	1,997,464
Commercial Mortgage Trust,
Series 2006-C7, Class AM
5.793%(c)	06/10/46	470	474,934
Series 2012-LC4, Class A4
3.288%	12/10/44	200	204,400
Series 2013-CR13, Class A4
4.194%(c)	11/10/23	610	649,465
Series 2013-LC6, Class AM
3.282%	01/10/46	190	189,641
Series 2014-CR17, Class A5
3.977%	05/10/47	360	375,972
Series 2014-CR21, Class A3
3.528%	12/10/47	630	635,032
Series 2014-UBS6, Class A5
3.644%	12/10/47	350	353,971
Series 2015-C2, Class A4
3.504%	06/15/57	200	201,797
Credit Suisse Commercial Mortgage Trust,
Series 2006-C2, Class A3
5.659%(c)	03/15/39	262	261,594
Series 2006-C3, Class A3
5.817%(c)	06/15/38	372	372,758
Series 2006-C3, Class AM
5.817%(c)	06/15/38	1,880	1,900,946
Series 2006-C5, Class A3
5.311%	12/15/39	301	304,182
Series 2006-C5, Class AM
5.343%	12/15/39	2,000	2,039,584
Series 2007-C1, Class A3
5.383%	02/15/40	2,404	2,450,027
Series 2007-C2, Class A3
5.542%(c)	01/15/49	285	291,395
Series 2007-C2, Class AM
5.604%(c)	01/15/49	321	331,298
Federal Home Loan Mortgage Corp. Multifamily Structured,
Series K034, Class A2
3.531%	07/25/23	1,400	1,470,742
Series K038, Class A2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3.389%	03/25/24	700	$725,154
FHLMC Multifamily Structured Pass-Through Trust,
Series -K025, Class A2
2.682%	10/25/22	1,700	1,705,546
Series K040, Class A2
3.241%	09/25/24	1,720	1,759,321
GS Mortgage Securities Trust,
Series 2009-RR1, Class GGA, 144A
5.801%(c)	07/12/38	206	206,186
Series 2012-GCJ7, Class AS
4.085%	05/10/45	160	166,799
Series 2013-GC14C, Class A5
4.243%	08/10/46	520	556,131
Series 2013-GC16, Class A3
4.244%	11/10/46	250	269,242
Series 2014-GC18, Class A4
4.074%	01/10/47	850	894,943
Series 2015-GC28, Class A5
3.396%	02/10/48	340	338,328
Series 2015-GC30, Class A4
3.382%	05/10/50	400	397,916
Series 2007-GG10, Class A4
5.794%(c)	08/10/45	1,075	1,104,682
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(c)	08/15/46	250	264,376
Series 2013-C14, Class AS
4.409%(c)	08/15/46	130	137,568
Series 2013-C15, Class B
4.927%	11/15/45	270	290,879
Series 2013-C17, Class A4
4.199%	01/15/47	170	180,361
Series 2014-C22, Class A4
3.801%	09/15/47	800	819,044
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2004-PNC1, Class B
5.830%(c)	06/12/41	237	236,696
Series 2005-LDP5, Class AJ
5.712%(c)	12/15/44	252	252,299
Series 2006-CB14, Class AM
5.488%(c)	12/12/44	181	180,710
Series 2006-CB16, Class A4
5.552%	05/12/45	159	160,676
Series 2006-CB17, Class A4
5.429%	12/12/43	1,906	1,937,741
Series 2006-LDP8, Class A1A
5.397%	05/15/45	125	125,902
Series 2006-LDP8, Class A4
5.399%	05/15/45	352	354,048
Series 2006-LDP9, Class A3
5.336%	05/15/47	1,715	1,746,382
Series 2006-LPD7, Class AM
5.909%(c)	04/15/45	800	807,619
Series 2007-CB20, Class A4
5.794%(c)	02/12/51	1,060	1,102,251
Series 2011-C5, Class A3
4.171%	08/15/46	190	202,330
Series 2012-CBX, Class AS

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
4.271%	06/15/45	170	$179,356
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
6.096%(c)	07/15/44	361	374,728
Series 2007-C3, Class AM
6.095%(c)	07/15/44	390	409,366
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class AM
5.217%(c)	02/15/31	63	63,245
Series 2006-C3, Class A1A
5.641%(c)	03/15/39	187	187,518
Series 2006-C7, Class AM
5.378%	11/15/38	170	173,800
Series 2007-C1, Class A4
5.424%	02/15/40	564	576,787
Series 2007-C2, Class A3
5.430%	02/15/40	1,397	1,433,777
Series 2007-C7, Class A3
5.866%(c)	09/15/45	423	444,441
Series 2007-C7, Class AM
6.156%(c)	09/15/45	350	374,546
Merrill Lynch Mortgage Trust,
Series 2006-C2, Class A4
5.742%(c)	08/12/43	162	163,543
Series 2006-C2, Class AM
5.782%(c)	08/12/43	2,325	2,365,635
Series 2008-C1, Class A4
5.690%	02/12/51	355	373,227
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2, Class A4
5.882%(c)	06/12/46	163	162,869
Series 2007-7, Class A4
5.743%(c)	06/12/50	1,638	1,700,061
Series 2007-8, Class A3
5.877%(c)	08/12/49	2,300	2,397,102
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A4
4.081%(c)	07/15/46	500	531,513
Series 2014-C14, Class AS
4.384%(c)	02/15/47	150	158,627
Series 2014-C15, Class C
4.896%(c)	04/15/47	325	326,762
Series 2015-C21, Class A4
3.338%	03/15/48	200	198,137
Morgan Stanley Capital I Trust,
Series 2006-T23, Class AJ
5.847%(c)	08/12/41	100	101,285
Series 2007-HQ11, Class A1A
5.422%(c)	02/12/44	578	592,895
Series 2007-HQ11, Class A4
5.447%(c)	02/12/44	150	153,407
Series 2007-IQ15, Class A4
5.917%(c)	06/11/49	1,680	1,745,619
Series 2007-T25, Class A3
5.514%(c)	11/12/49	502	513,058
Series 2007-T27, Class A4
5.645%(c)	06/11/42	984	1,027,688
Series 2007-T27, Class AM

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
5.645%(c)	06/11/42	430	$449,820
Series 2012-C4, Class A4
3.244%	03/15/45	330	336,729
Morgan Stanley Capital I, Inc.,
Series 2007-IQ16, Class A4
5.809%	12/12/49	536	559,385
Series 2015-MS1, Class A4
3.779%	05/15/48	450	461,885
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4A, 144A
5.794%(c)	08/12/45	683	702,128
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A5
2.850%	12/10/45	325	318,902
Series 2013-C6, Class A4
3.244%	04/10/46	650	651,499
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3
5.765%(c)	07/15/45	492	491,102
Series 2006-C28, Class A4
5.572%	10/15/48	428	434,055
Series 2006-C28, Class AM
5.603%(c)	10/15/48	1,630	1,665,320
Series 2007-C34, Class A3
5.678%	05/15/46	629	651,468
Wells Fargo Commercial Mortgage Trust,
Series 2015-C28, Class A4
3.540%	05/15/48	400	401,796
Series 2015-C28, Class AS
3.872%	05/15/48	125	126,182
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class A3
2.875%	12/15/45	845	834,554
Series 2012-C10, Class AS
3.241%	12/15/45	390	387,963
Series 2012-C8, Class AS
3.660%	08/15/45	340	349,654
Series 2013-C15, Class A4
4.153%(c)	08/15/46	450	477,727
Series 2014-C20, Class B
4.378%	05/15/47	240	245,982
Series 2014-C24, Class A5
3.607%	11/15/47	175	177,518

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $70,900,593)			68,595,237

CONVERTIBLE BONDS — 0.1%
Insurance
Radian Group, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/17	368	460,690

Oil & Gas — 0.1%
SandRidge Energy, Inc.,
Gtd. Notes
8.125%	10/16/22	514	98,624

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Oil & Gas (continued)
Whiting Petroleum Corp.,
Gtd. Notes, 144A
1.250%	04/01/20		1,496	$1,017,280

				1,115,904

TOTAL CONVERTIBLE BONDS (cost $2,247,240)				1,576,594

CORPORATE BONDS — 21.8%
Advertising — 0.1%
Acosta, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/01/22	(a)	440	388,300
Clear Channel International BV,
Gtd. Notes, 144A
8.750%	12/15/20		559	556,205
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.250%	02/15/22		110	112,475
5.625%	02/15/24		236	242,490

				1,299,470

Aerospace & Defense — 0.5%
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg),
Gtd. Notes, 144A
7.750%	12/15/20	(a)	595	428,400
Harris Corp.,
Sr. Unsec’d. Notes
1.999%	04/27/18		260	257,079
2.700%	04/27/20		70	68,675
4.854%	04/27/35		80	78,716
L-3 Communications Corp.,
Gtd. Notes
1.500%	05/28/17		95	93,823
3.950%	11/15/16		100	101,504
4.750%	07/15/20		500	520,161
4.950%	02/15/21		966	995,407
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
1.850%	11/23/18		250	249,558
2.500%	11/23/20		460	457,272
3.550%	01/15/26		160	160,563
3.800%	03/01/45		180	159,547
4.070%	12/15/42		608	562,656
Meccanica Holdings USA, Inc. (Italy),
Gtd. Notes, 144A
6.250%	07/15/19		147	158,393
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
0.862%(c)	12/15/16		2,600	2,595,203
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20		324	313,470
6.000%	07/15/22		2,346	2,293,215
6.500%	07/15/24		983	977,593

				10,471,235

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
5.375%	01/31/44	(a)		1,200	$1,290,768
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.875%	01/15/19			575	573,379
4.125%	03/04/43			500	472,628
4.250%	11/10/44			600	579,440
Reynolds American, Inc.,
Gtd. Notes
2.300%	06/12/18			330	332,073
3.250%	06/12/20			135	137,201
3.250%	11/01/22			300	296,631
4.000%	06/12/22			170	176,729
4.450%	06/12/25			255	266,687
4.850%	09/15/23			750	801,744
5.850%	08/15/45	(a)		585	650,368
6.150%	09/15/43			100	113,441
6.875%	05/01/20			500	576,807

					6,267,896

Airlines — 0.1%
American Airlines,
Pass-Through Certificates, 144A
6.000%	01/15/17			1,258	1,283,317
Continental Airlines 2012-3 Class C Pass-Through Certificates,
Pass-Through Certificates
6.125%	04/29/18			950	969,000
Virgin Australia Trust (Australia),
Pass-Through Certificates, 144A
7.125%	10/23/18			610	614,574
8.500%	10/23/16			203	205,669

					3,072,560

Apparel
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25			356	354,220
William Carter Co. (The),
Gtd. Notes
5.250%	08/15/21			150	154,125

					508,345

Auto Manufacturers — 0.2%
American Honda Finance Corp. (Japan),
Sr. Unsec’d. Notes
1.125%	10/07/16			850	850,681
CNH Industrial Finance Europe SA (United Kingdom),
Gtd. Notes, MTN
2.750%	03/18/19		EUR	265	285,583
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.700%	05/09/16			400	400,392
1.724%	12/06/17			800	787,678
3.000%	06/12/17			900	908,750
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35			100	93,322
5.200%	04/01/45			300	281,318

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
6.250%	10/02/43			100	$105,654
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19			445	444,353
3.450%	04/10/22	(a)		775	743,426

					4,901,157

Auto Parts & Equipment — 0.2%
Affinia Group, Inc.,
Gtd. Notes
7.750%	05/01/21			130	132,314
Autodis SA (France),
Sr. Sec’d. Notes, RegS
6.500%	02/01/19		EUR	90	100,806
Dakar Finance SA (France),
Sr. Unsec’d. Notes, RegS, PIK
9.000%	11/15/20		EUR	100	104,763
Delphi Corp. (United Kingdom),
Gtd. Notes
4.150%	03/15/24			575	579,398
5.000%	02/15/23			225	238,050
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
6.500%	03/01/21			710	746,387
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
1.400%	11/02/17			535	529,440
Schaeffler Finance BV (Germany),
Sr. Sec’d. Notes, 144A
4.250%	05/15/21			250	248,125
4.750%	05/15/23			245	240,100
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, 144A, PIK
6.250%	11/15/19			237	247,665
6.750%	11/15/22			506	543,950
Sr. Sec’d. Notes, RegS, PIK
5.750%	11/15/21		EUR	125	145,523
6.875%	08/15/18		EUR	275	309,437
UCI International, Inc.,
Gtd. Notes
8.625%	02/15/19			1,400	483,000
ZF North America Capital, Inc. (Germany),
Gtd. Notes
2.750%	04/27/23		EUR	100	103,742
Gtd. Notes, 144A
4.500%	04/29/22			150	146,625

					4,899,325

Banks — 2.9%
Allied Irish Banks PLC (Ireland),
Sub. Notes, MTN
4.125%(c)	11/26/25		EUR	100	109,219
ANZ New Zealand International Ltd. (New Zealand),
Gtd. Notes, 144A
1.125%	03/24/16			400	400,244
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes, RegS
7.000%(c)	12/29/49		EUR	200	213,248

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, RegS
4.750%	01/15/18		EUR	400	$49,556
Sr. Unsec’d. Notes, MTN
2.625%	05/08/17		EUR	300	38,471
Banco Popular Espanol SA (Spain),
Jr. Sub. Notes
8.250%(c)	04/29/49		EUR	200	203,793
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49			485	461,963
6.100%(c)	12/29/49	(a)		326	330,483
6.250%(c)	09/29/49			1,714	1,718,285
6.500%(c)	10/29/49	(a)		815	858,806
Sr. Unsec’d. Notes
1.350%	11/21/16			200	199,737
2.650%	04/01/19			1,275	1,278,110
5.700%	01/24/22			700	789,386
5.875%	01/05/21	(a)		300	339,523
Sr. Unsec’d. Notes, MTN
5.000%	01/21/44	(a)		500	521,845
Sub. Notes
6.110%	01/29/37			500	567,350
Bank of America NA,
Sr. Unsec’d. Notes
1.650%	03/26/18			1,110	1,101,651
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.500%(c)	12/29/49			150	137,250
Sr. Unsec’d. Notes, MTN
0.700%	03/04/16			600	599,894
2.100%	08/01/18			500	503,423
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.100%	12/13/16			1,300	1,299,233
1.700%	06/11/18	(a)		900	896,586
Bankia SA (Spain),
Sub. Notes, MTN
4.000%(c)	05/22/24		EUR	200	215,449
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.000%	03/16/18			900	894,629
2.750%	11/08/19			635	632,680
BNP Paribas SA (France),
Gtd. Notes, MTN
1.375%	03/17/17	(a)		1,100	1,098,935
2.400%	12/12/18			1,000	1,007,863
Jr. Sub. Notes, 144A
7.375%(c)	12/29/49			200	205,250
Branch Banking & Trust Co.,
Sr. Unsec’d. Notes
1.050%	12/01/16			1,500	1,499,023
Capital One NA,
Sr. Unsec’d. Notes
1.500%	09/05/17			1,000	992,031
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/23			623	632,345
5.250%	03/15/18			80	82,600

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
6.000%	04/01/36		450	$434,250
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	(a)	211	220,495
6.625%	04/01/18		284	299,620
Citigroup, Inc.,
Jr. Sub. Notes
5.875%(c)	12/29/49		700	694,750
5.950%(c)	12/29/49	(a)	1,260	1,219,796
6.125%(c)	12/29/49		530	540,600
Sr. Unsec’d. Notes
2.500%	07/29/19		1,100	1,098,342
4.500%	01/14/22	(a)	500	535,533
Sub. Notes
4.450%	09/29/27		500	496,689
Cooperatieve Rabobank UA (Netherlands),
Bank Gtd. Notes
4.375%	08/04/25		250	254,263
Gtd. Notes
3.875%	02/08/22		600	633,230
Sr. Unsec’d. Notes
2.250%	01/14/19		500	501,611
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	(a)	400	403,146
Credit Suisse Group Funding Guernsey Ltd (Switzerland),
Gtd. Notes, 144A
2.750%	03/26/20		555	549,739
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A
3.750%	03/26/25		500	483,642
3.800%	09/15/22		790	789,377
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		500	496,619
Fifth Third Bank,
Sr. Unsec’d. Notes
0.900%	02/26/16		400	399,999
1.150%	11/18/16		730	729,177
FMS Wertmanagement AoeR (Germany),
Gov’t. Gtd. Notes
1.125%	09/05/17		1,966	1,962,143
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.700%(c)	12/29/49		1,078	1,071,263
Sr. Unsec’d. Notes
2.550%	10/23/19		755	754,705
2.625%	01/31/19		400	402,860
2.900%	07/19/18		600	611,728
3.625%	01/22/23	(a)	200	202,271
3.750%	05/22/25	(a)	645	649,301
5.750%	01/24/22		600	682,333
6.250%	02/01/41		800	954,242
Sub. Notes
6.750%	10/01/37		650	759,808
HSBC Holdings PLC (United Kingdom),
Sub. Notes
4.250%	08/18/25		1,000	992,407
6.500%	09/15/37		150	179,958

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
HSH Nordbank AG (Germany),
Sub. Notes, MTN
0.719%(c)	02/14/17		EUR	252	$247,446
Ibercaja Banco SA (Spain),
Sub. Notes
5.000%(c)	07/28/25		EUR	100	103,977
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.000%(c)	12/29/49			1,020	969,000
5.150%(c)	12/29/49	(a)		375	354,375
5.300%(c)	12/29/49			804	800,985
7.900%(c)	04/29/49			575	585,350
Sr. Unsec’d. Notes
1.625%	05/15/18			1,200	1,191,096
2.250%	01/23/20			1,000	983,781
3.200%	01/25/23			200	199,347
3.250%	09/23/22			400	402,309
3.450%	03/01/16			600	602,503
4.350%	08/15/21			400	425,693
5.600%	07/15/41			300	346,281
Sub. Notes
3.375%	05/01/23			500	491,409
3.875%	09/10/24			700	696,321
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
1.750%	05/14/18	(a)		1,125	1,122,571
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49			835	815,169
Sr. Unsec’d. Notes
2.800%	06/16/20			995	998,164
4.750%	03/22/17			200	207,164
Sr. Unsec’d. Notes, MTN
2.200%	12/07/18			275	275,142
4.000%	07/23/25			365	375,868
5.625%	09/23/19			400	441,440
Sub. Notes, MTN
4.100%	05/22/23			1,300	1,313,261
Royal Bank of Canada (Canada),
Covered Bonds
1.200%	09/19/17	(a)		1,600	1,592,437
Sr. Unsec’d. Notes, MTN
0.850%	03/08/16			600	600,044
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%(c)	12/29/49		GBP	200	299,264
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
1.500%	03/13/17			1,563	1,565,516
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
2.200%	11/15/16			300	302,892
UniCredit SpA (Italy),
Sub. Notes, MTN
6.950%	10/31/22		EUR	100	126,993
Wells Fargo & Co.,
Jr. Sub. Notes
5.875%(c)	12/29/49	(a)		1,555	1,636,637
5.900%(c)	12/29/49			490	494,287

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, MTN
3.000%	01/22/21		1,500	$1,516,437
3.300%	09/09/24	(a)	800	795,856
Sub. Notes
5.606%	01/15/44		284	315,495
Sub. Notes, MTN
4.100%	06/03/26	(a)	280	282,630
4.650%	11/04/44		275	267,541
4.900%	11/17/45		145	146,293
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
1.050%	11/25/16		1,500	1,499,189

				65,272,921

Beverages — 0.2%
Anheuser-Busch Inbev Worldwide, Inc. (Belgium),
Gtd. Notes
3.750%	07/15/42	(a)	200	171,842
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		84	84,000
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/01/23		600	597,596
3.600%	08/13/42		200	181,075
4.000%	03/05/42		300	289,591
4.450%	04/14/46	(a)	500	516,477
7.900%	11/01/18		1,500	1,757,637

				3,598,218

Biotechnology — 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.300%	06/15/16		500	502,877
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20		180	179,527
6.875%	03/01/18		696	762,412
Celgene Corp.,
Sr. Unsec’d. Notes
2.300%	08/15/18		1,900	1,913,232
Concordia Healthcare Corp. (Canada),
Gtd. Notes, 144A
7.000%	04/15/23		194	168,295
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.050%	04/01/19		800	801,478
2.550%	09/01/20		890	889,662
3.050%	12/01/16		400	406,765
4.500%	02/01/45		500	489,082
4.750%	03/01/46		80	80,962

				6,194,292

Building Materials — 0.2%
Builders FirstSource, Inc.,
Gtd. Notes, 144A
10.750%	08/15/23		255	253,087

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Building Materials (continued)
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A
6.000%	10/15/25			1,037	$1,057,740
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, RegS
4.375%	03/05/23		EUR	100	98,080
CPG Merger Sub LLC,
Gtd. Notes, 144A
8.000%	10/01/21			1,104	1,081,920
Masonite International Corp.,
Gtd. Notes, 144A
5.625%	03/15/23			254	262,255
Norbord, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.250%	04/15/23			240	237,000
Pfleiderer GmbH (Germany),
Sr. Sec’d. Notes, RegS
7.875%	08/01/19		EUR	100	112,805
Ply Gem Industries, Inc.,
Gtd. Notes
6.500%	02/01/22	(a)		786	719,190
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19			295	261,075
USG Corp.,
Gtd. Notes, 144A
5.500%	03/01/25			89	90,335
5.875%	11/01/21			573	595,920
Sr. Unsec’d. Notes
9.750%	01/15/18			374	416,075
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21			13	15,145

					5,200,627

Chemicals — 0.4%
Axalta Coating Systems US Holdings, Inc.,
Gtd. Notes, 144A
7.375%	05/01/21			396	417,533
Chemours Co. (The),
Sr. Unsec’d. Notes, 144A
7.000%	05/15/25	(a)		171	116,707
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.000%	12/08/16			1,300	1,318,660
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20	(a)		219	199,837
5.125%	04/15/21		EUR	325	328,472
Gtd. Notes, 144A
5.125%	11/15/22	(a)		51	45,900
INEOS Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
4.000%	05/01/23		EUR	100	103,785
INEOS Group Holdings SA (Luxembourg),
Gtd. Notes, 144A
5.875%	02/15/19	(a)		206	199,820

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44			300	$273,958
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19			1,000	1,063,799
5.750%	04/15/24			800	881,348
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21			566	390,540
Monitchem HoldCo 3 SA (Luxembourg),
Sr. Sec’d. Notes, RegS
5.250%	06/15/21		EUR	109	117,577
Monsanto Co.,
Sr. Unsec’d. Notes
2.125%	07/15/19			420	419,454
2.750%	07/15/21			200	195,863
3.950%	04/15/45			150	116,386
4.400%	07/15/44			605	500,899
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25			92	88,780
Platform Specialty Products Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	02/01/22	(a)		686	593,390
10.375%	05/01/21			72	71,820
RPM International, Inc.,
Sr. Unsec’d. Notes
6.125%	10/15/19			300	328,151
WR Grace & Co-Conn,
Gtd. Notes, 144A
5.125%	10/01/21			88	88,880

					7,861,559

Coal — 0.1%
CONSOL Energy, Inc.,
Gtd. Notes
5.875%	04/15/22	(a)		1,791	1,110,420
Peabody Energy Corp.,
Gtd. Notes
6.000%	11/15/18			490	90,650
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,
Gtd. Notes, 144A
7.375%	02/01/20			216	133,920

					1,334,990

Commercial Services — 0.4%
AA Bond Co. Ltd. (United Kingdom),
Sec’d. Notes, RegS
5.500%	07/31/43		GBP	175	244,765
Ashtead Capital, Inc. (United Kingdom),
Sec’d. Notes, 144A
5.625%	10/01/24	(a)		340	344,250
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.125%	06/01/22			110	108,625
5.250%	03/15/25			682	646,195

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
Brand Energy & Infrastructure Services, Inc.,
Gtd. Notes, 144A
8.500%	12/01/21			199	$171,140
Catholic Health Initiatives,
Sec’d. Notes
4.350%	11/01/42			200	187,062
Ceridian HCM Holding, Inc.,
Sr. Unsec’d. Notes, 144A
11.000%	03/15/21			301	236,285
EC Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
5.125%	07/15/21		EUR	180	202,052
ExamWorks Group, Inc.,
Gtd. Notes
5.625%	04/15/23			296	294,520
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19			370	377,955
7.375%	01/15/21	(a)		185	191,937
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.250%	12/15/17			170	170,000
Interactive Data Corp.,
Gtd. Notes, 144A
5.875%	04/15/19	(a)		703	717,060
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23			1,106	1,078,350
Laureate Education, Inc.,
Gtd. Notes, 144A
9.250%	09/01/19			265	164,300
Safway Group Holding LLC/Safway Finance Corp.,
Sec’d. Notes, 144A
7.000%	05/15/18			225	224,437
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	05/15/24			416	428,480
Truven Health Analytics, Inc.,
Gtd. Notes
10.625%	06/01/20			270	271,350
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25	(a)		518	502,460
5.750%	11/15/24			689	682,110
6.125%	06/15/23	(a)		170	173,825
7.625%	04/15/22			19	20,305
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes
4.000%	06/15/25			900	874,172
Verisure Holding AB (Sweden),
Sr. Sec’d. Notes, RegS
6.000%	11/01/22		EUR	125	141,278
WEX, Inc.,
Gtd. Notes, 144A
4.750%	02/01/23			81	73,710

					8,526,623

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/06/21		1,400	$1,433,740
3.850%	05/04/43		300	276,394
4.375%	05/13/45		285	287,768
Dell, Inc.,
Sr. Unsec’d. Notes
6.500%	04/15/38		66	54,120
Riverbed Technology, Inc.,
Gtd. Notes, 144A
8.875%	03/01/23		503	465,275
Seagate HDD Cayman,
Gtd. Notes
3.750%	11/15/18		800	794,000

				3,311,297

Cosmetics/Personal Care
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
1.900%	11/01/19		585	588,748

Distribution/Wholesale — 0.3%
American Builders & Contractors Supply Co., Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/23		191	192,433
American Tire Distributors, Inc.,
Sr. Sub. Notes, 144A
10.250%	03/01/22		775	709,125
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
6.375%	10/01/23		104	105,950
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20		2,967	3,085,680
Sr. Sec’d. Notes, 144A
5.250%	12/15/21		1,978	2,017,560

				6,110,748

Diversified Financial Services — 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
4.625%	10/30/20		761	779,074
4.625%	07/01/22	(a)	230	232,587
5.000%	10/01/21		755	777,650
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.125%	03/15/21		225	231,187
5.500%	02/15/22		145	148,625
7.625%	04/15/20		22	24,750
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		345	328,613
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31	(a)	3,417	3,946,635
Sr. Unsec’d. Notes
4.625%	03/30/25	(a)	220	217,250
5.125%	09/30/24		405	414,619

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express Co.,
Jr. Sub. Notes
4.900%(c)	12/29/49			695	$660,250
Capital One Bank USA NA,
Sr. Unsec’d. Notes
1.150%	11/21/16			290	289,302
DFC Finance Corp.,
Sr. Sec’d. Notes, 144A
10.500%	06/15/20			430	253,700
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
4.625%	09/15/23			461	468,491
5.375%	11/15/22			459	480,803
Garfunkelux Holdco 3 SA (Luxembourg),
Sr. Sec’d. Notes, RegS
8.500%	11/01/22		GBP	100	148,158
GE Capital International Funding Co.,
Gtd. Notes, 144A
0.964%	04/15/16	(a)		1,343	1,343,606
4.418%	11/15/35			300	306,145
General Electric Capital Corp.,
Gtd. Notes, MTN
5.875%	01/14/38			300	367,068
6.375%(c)	11/15/67			100	104,430
6.750%	03/15/32			200	261,321
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19			339	335,949
5.875%	02/01/22			983	960,883
Intercontinental Exchange, Inc.,
Gtd. Notes
2.500%	10/15/18			500	504,379
3.750%	12/01/25			290	290,797
International Lease Finance Corp.,
Sr. Unsec’d. Notes
4.625%	04/15/21			110	112,750
5.875%	08/15/22			730	777,450
8.250%	12/15/20	(a)		150	177,375
Invesco Finance PLC,
Gtd. Notes
5.375%	11/30/43			500	547,733
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/22			647	543,480
7.375%	04/01/20			410	363,875
Legg Mason, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/19			985	982,244
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(i)
4.750%	01/16/14		EUR	415	43,973
5.268%	02/05/14		EUR	900	92,918
5.375%	10/17/13		EUR	50	5,298
MasterCard, Inc.,
Sr. Unsec’d. Notes
3.375%	04/01/24			1,400	1,430,717
Mercury Bondco PLC (Italy),
Sr. Sec’d. Notes, RegS, PIK
8.250%	05/30/21		EUR	300	324,442

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Navient Corp.,
Sr. Unsec’d. Notes
5.500%	01/25/23		30	$24,000
5.875%	10/25/24		55	44,000
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		30	24,450
Navient Solutions, Inc.,
Sr. Unsec’d. Notes
3.547%(s)	10/03/22		910	762,086
Pershing Square Holdings Ltd. (Guernsey),
Sr. Unsec’d. Notes, 144A
5.500%	07/15/22		1,000	932,006
Synchrony Financial,
Sr. Unsec’d. Notes
3.000%	08/15/19		800	798,890
3.750%	08/15/21		395	394,568
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22		1,100	1,089,595
Visa, Inc.,
Sr. Unsec’d. Notes
2.200%	12/14/20		740	738,623
2.800%	12/14/22		670	672,769
3.150%	12/14/25		1,160	1,161,434
4.300%	12/14/45		340	344,950

				26,265,898

Electric — 0.6%
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		200	175,000
5.500%	03/15/24		46	41,055
Alabama Power Co.,
Sr. Unsec’d. Notes
3.750%	03/01/45		135	121,290
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.000%	11/15/18		440	437,107
6.125%	04/01/36	(a)	200	233,229
6.500%	09/15/37		250	304,257
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24	(a)	255	261,375
6.000%	01/15/22		140	144,507
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	629	564,527
5.500%	02/01/24		795	701,587
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42		200	191,804
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.050%	09/15/42		400	352,936
4.450%	03/15/21		500	529,096
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19		500	543,899

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Florida LLC,
First Mortgage
3.850%	11/15/42		400	$374,246
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19		710	667,400
7.375%	11/01/22		30	26,100
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41		300	290,026
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		300	229,331
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.700%	09/15/19		700	696,896
NRG Energy, Inc.,
Gtd. Notes
6.250%	07/15/22		185	157,620
6.250%	05/01/24	(a)	527	442,785
6.625%	03/15/23		21	18,217
7.875%	05/15/21		300	281,250
NRG Yield Operating LLC,
Gtd. Notes
5.375%	08/15/24	(a)	295	244,481
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	05/01/32		100	124,285
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21		400	409,279
3.250%	06/15/23		500	501,185
3.750%	08/15/42		400	356,316
Peco Energy Co.,
First Mortgage
2.375%	09/15/22		1,000	968,778
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		100	98,142
4.400%	01/15/21		500	528,859
PSEG Power LLC,
Gtd. Notes
2.450%	11/15/18		60	60,361
4.150%	09/15/21		250	254,324
SCANA Corp.,
Sr. Unsec’d. Notes
4.125%	02/01/22		50	48,984
Sr. Unsec’d. Notes, MTN
4.750%	05/15/21		100	103,667
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		100	92,523
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22		500	481,125
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Gtd. Notes(i)
10.500%	11/01/16		10,415	676,975

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45	(a)		320	$317,753
Viridian Group FundCo II Ltd. (United Kingdom),
Sr. Sec’d. Notes, RegS
7.500%	03/01/20		EUR	120	133,997
Westar Energy, Inc.,
First Mortgage
4.250%	12/01/45			280	281,602
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
0.750%	05/09/16			400	399,644

					13,867,820

Electrical Components & Equipment
Belden, Inc.,
Gtd. Notes, RegS
5.500%	04/15/23		EUR	349	382,881
GrafTech International Ltd.,
Gtd. Notes
6.375%	11/15/20			266	154,280

					537,161

Electronics — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
1.550%	09/15/17			575	572,067
2.550%	01/30/19			700	700,122
Trionista Holdco GmbH (Germany),
Sr. Sec’d. Notes, RegS
5.000%	04/30/20		EUR	410	458,402
Trionista Topco GmbH (Germany),
Gtd. Notes, RegS
6.875%	04/30/21		EUR	100	114,653

					1,845,244

Energy-Alternate Sources
TerraForm Power Operating LLC,
Gtd. Notes, 144A
6.125%	06/15/25			119	95,795

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.875%	10/15/24			268	273,360
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.875%	01/31/18			200	200,500
MMC Energy, Inc.,
First Lien
2.511%	10/15/99			566	—
Novafives SAS (France),
Sr. Sec’d. Notes, RegS
4.500%	06/30/21		EUR	100	91,724
Officine Maccaferri SpA (Italy),
Gtd. Notes, RegS
5.750%	06/01/21		EUR	155	153,287
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	07/15/22			747	735,795

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Engineering & Construction (continued)
					$1,454,666

Entertainment — 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24			165	166,650
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, RegS
7.000%	02/28/42		GBP	100	150,738
Gala Group Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
8.875%	09/01/18		GBP	130	199,734
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22			200	187,000
Sr. Sec’d. Notes, RegS
4.125%	02/15/20		EUR	100	108,680
4.750%	02/15/23		EUR	125	127,015
Intralot Capital Luxembourg SA (Greece),
Gtd. Notes, RegS
6.000%	05/15/21		EUR	100	96,341
Intralot Finance Luxembourg SA (Greece),
Gtd. Notes, RegS
9.750%	08/15/18		EUR	375	423,998
PortAventura Entertainment Barcelona BV (Spain),
Sr. Sec’d. Notes, RegS
7.250%	12/01/20		EUR	100	111,391
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21			237	239,963
Snai SpA (Italy),
Sr. Sec’d. Notes, RegS
7.625%	06/15/18		EUR	200	207,735
Vougeot Bidco PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
7.875%	07/15/20		GBP	108	167,541

					2,186,786

Environmental Control
ADS Waste Holdings, Inc.,
Gtd. Notes
8.250%	10/01/20			505	508,787
Bilbao Luxembourg SA (Luxembourg),
Sr. Sec’d. Notes, RegS, PIK
10.580%	12/01/18		EUR	107	109,476
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/24	(a)		210	190,050

					808,313

Food Service — 0.1%
Aramark Services, Inc.,
Gtd. Notes
5.750%	03/15/20	(a)		658	680,619
Gtd. Notes, 144A
5.125%	01/15/24			310	315,813
Brakes Capital (United Kingdom),
Sr. Sec’d. Notes, RegS
7.125%	12/15/18		GBP	155	234,215

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Food Service (continued)
					$1,230,647

Foods — 0.5%
Bakkavor Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
8.250%	02/15/18		GBP	185	279,180
8.750%	06/15/20		GBP	200	319,019
Boparan Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
4.375%	07/15/21		EUR	105	100,987
5.500%	07/15/21		GBP	115	150,038
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
3.200%	01/25/23			800	769,623
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	06/15/25			369	321,030
JM Smucker Co. (The),
Gtd. Notes
2.500%	03/15/20			325	322,685
Kellogg Co.,
Sr. Unsec’d. Notes
4.450%	05/30/16			400	405,254
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.950%	07/15/25			1,100	1,110,241
5.200%	07/15/45			800	835,926
Kroger Co.(The),
Sr. Unsec’d. Notes
1.200%	10/17/16			725	723,560
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/19			800	799,706
4.125%	02/09/16			600	601,547
Post Holdings, Inc.,
Gtd. Notes, 144A
7.750%	03/15/24	(a)		614	643,165
8.000%	07/15/25			322	341,320
R&R Ice Cream PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
4.750%	05/15/20		EUR	150	167,496
R&R PIK PLC (United Kingdom),
Sr. Sec’d. Notes, RegS, PIK
9.250%	05/15/18		EUR	313	344,705
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
6.625%	08/15/22			236	244,850
Sr. Unsec’d. Notes, 144A
5.875%	08/01/21			141	145,230
Sysco Corp.,
Gtd. Notes
2.600%	10/01/20			710	711,123
3.750%	10/01/25			1,145	1,160,705
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19			385	385,213
WhiteWave Foods Co. (The),
Gtd. Notes
5.375%	10/01/22			200	211,500

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Foods (continued)
				$11,094,103

Forest Products & Paper
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		120	112,800

Gas
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42		650	606,049
Southern Star Central Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	07/15/22		480	396,000

				1,002,049

Healthcare-Products — 0.5%
3AB Optique Developpement SAS (France),
Sr. Sec’d. Notes, RegS
5.625%	04/15/19	EUR	175	170,213
Alere, Inc.,
Gtd. Notes
7.250%	07/01/18		427	436,607
Gtd. Notes, 144A
6.375%	07/01/23		357	333,795
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18		300	298,207
Becton, Dickinson and Co.,
Sr. Unsec’d. Notes
1.450%	05/15/17		115	114,514
2.675%	12/15/19		215	216,170
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18		500	502,628
2.850%	05/15/20		145	144,245
3.850%	05/15/25		900	885,553
Covidien International Finance SA,
Gtd. Notes
6.550%	10/15/37		325	407,421
Crimson Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		562	384,970
Danaher Corp.,
Sr. Unsec’d. Notes
2.300%	06/23/16		50	50,281
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21		1,080	958,500
Fresenius US Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.500%	01/15/23		197	198,970
Hologic, Inc.,
Gtd. Notes, 144A
5.250%	07/15/22		560	571,200
IDH Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.000%	12/01/18	GBP	113	166,002

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Products (continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
4.875%	04/15/20			214	$205,975
5.750%	08/01/22			125	120,000
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20	(a)		465	468,299
3.150%	03/15/22			585	591,386
St Jude Medical, Inc.,
Sr. Unsec’d. Notes
2.000%	09/15/18			385	384,286
Sterigenics-Nordion Holdings LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/23			106	101,230
Stryker Corp.,
Sr. Unsec’d. Notes
3.375%	05/15/24			1,000	999,962
3.375%	11/01/25			290	286,235
4.375%	05/15/44			500	494,545
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
1.300%	02/01/17			250	249,116
2.150%	12/14/18			255	254,808
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.000%	04/01/18			370	367,720
2.700%	04/01/20			905	893,626

					11,256,464

Healthcare-Services — 0.7%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22			175	163,625
5.625%	02/15/23			325	307,125
Amsurg Corp.,
Gtd. Notes
5.625%	07/15/22			725	717,750
Care UK Health & Social Care PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
5.579%(c)	07/15/19		GBP	196	262,217
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22			428	414,090
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.000%	05/01/25			775	747,875
5.125%	07/15/24			554	554,000
Envision Healthcare Corp.,
Gtd. Notes, 144A
5.125%	07/01/22			155	151,900
Ephios Bondco PLC (France),
Sr. Sec’d. Notes, RegS
6.250%	07/01/22		EUR	125	140,911
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21			40	42,300
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25			1,571	1,551,363

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
5.875%	05/01/23	(a)		320	$328,000
5.875%	02/15/26			562	564,107
7.500%	02/15/22			450	498,375
Sr. Sec’d. Notes
4.750%	05/01/23			94	93,060
5.000%	03/15/24			1,200	1,197,000
5.250%	04/15/25			308	310,310
5.875%	03/15/22			987	1,041,285
6.500%	02/15/20			128	139,456
Healthsouth Corp.,
Gtd. Notes
5.750%	11/01/24			336	320,460
HealthSouth Corp.,
Gtd. Notes, 144A
5.750%	11/01/24			243	231,761
5.750%	09/15/25	(a)		359	333,870
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19			605	606,531
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
4.700%	02/01/45			500	456,828
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23			364	365,820
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
6.625%	04/01/22			185	185,463
Surgical Care Affiliates, Inc.,
Gtd. Notes, 144A
6.000%	04/01/23			147	143,325
Synlab Unsecured Bondco PLC (France),
Sr. Unsec’d. Notes, RegS
8.250%	07/01/23		EUR	100	109,762
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	10/01/21			80	77,200
4.500%	04/01/21			132	128,700
6.000%	10/01/20			354	372,585
Sr. Sec’d. Notes, 144A
4.012%(c)	06/15/20			316	308,100
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)		602	558,355
8.125%	04/01/22			449	447,877
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20	(a)		150	151,572
Voyage Care Bondco PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.500%	08/01/18		GBP	250	366,709
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.750%	11/15/20			178	183,340

					14,573,007

Holding Companies-Diversified — 0.1%
Carlson Travel Holdings, Inc.,
Sr. Unsec’d. Notes, 144A, PIK
7.500%	08/15/19			203	199,955

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Holding Companies-Diversified (continued)
HRG Group, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	07/15/19		231	$241,395
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20		1,091	1,043,269

				1,484,619

Home Builders — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/21		256	217,600
Beazer Homes USA, Inc.,
Gtd. Notes
5.750%	06/15/19	(a)	357	328,440
7.500%	09/15/21		491	450,493
Sr. Sec’d. Notes
6.625%	04/15/18		167	168,879
DR Horton, Inc.,
Gtd. Notes
4.000%	02/15/20		393	395,240
K Hovnanian Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	10/15/20		77	66,220
Lennar Corp.,
Gtd. Notes
4.500%	06/15/19		48	48,810
4.500%	11/15/19		229	232,864
4.750%	11/15/22		36	35,694
4.875%	12/15/23		299	297,505
PulteGroup, Inc.,
Gtd. Notes
6.375%	05/15/33		350	355,250
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A
5.875%	04/01/23		376	385,400
6.125%	04/01/25		380	390,450
Standard Pacific Corp.,
Gtd. Notes
8.375%	01/15/21	(a)	1,117	1,295,720
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.250%	04/15/21		102	102,000
TRI Pointe Holdings, Inc.,
Gtd. Notes
4.375%	06/15/19		355	347,013
5.875%	06/15/24		240	233,400
William Lyon Homes, Inc.,
Gtd. Notes
8.500%	11/15/20		220	232,650

				5,583,628

Home Furnishings
Whirlpool Corp.,
Sr. Unsec’d. Notes
1.350%	03/01/17		475	472,218

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Household Products/Wares — 0.1%
Jarden Corp.,
Gtd. Notes, 144A
5.000%	11/15/23			182	$186,095
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
1.900%	05/22/19			495	492,937
Spectrum Brands, Inc.,
Gtd. Notes
6.625%	11/15/22			30	31,650
Gtd. Notes, 144A
5.750%	07/15/25			541	554,525
6.125%	12/15/24			775	806,000

					2,071,207

Insurance — 0.5%
ACE INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24			930	938,798
Aflac, Inc.,
Sr. Unsec’d. Notes
3.250%	03/17/25			900	888,172
3.625%	11/15/24			1,000	1,017,718
6.450%	08/15/40			250	306,676
Aon PLC,
Gtd. Notes
2.800%	03/15/21			1,160	1,155,619
Berkshire Hathaway Finance Corp.,
Gtd. Notes
0.950%	08/15/16			1,375	1,375,770
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.900%	01/31/17			200	201,735
2.200%	08/15/16			200	201,700
3.000%	02/11/23	(a)		600	611,327
BNP Paribas Cardif SA (France),
Sub. Notes
4.032%(c)	11/29/49		EUR	100	103,782
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18			700	761,904
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
4.500%	05/30/20			95	96,900
5.250%	05/30/25			170	172,975
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22			475	504,126
Genworth Holdings, Inc.,
Gtd. Notes
4.800%	02/15/24			180	121,500
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21			217	195,300
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23			250	246,528
5.350%	06/01/21			100	109,819

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19			620	$618,552
Sr. Unsec’d. Notes, MTN
2.550%	10/15/18			300	302,858
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
6.500%	07/03/24		GBP	125	179,689
Protective Life Corp.,
Sr. Unsec’d. Notes
8.450%	10/15/39			48	63,310
Radian Group, Inc.,
Sr. Unsec’d. Notes
5.250%	06/15/20			187	180,866
Trinity Acquisition PLC (United Kingdom),
Gtd. Notes
6.125%	08/15/43			450	480,895
Willis Group Holdings PLC,
Gtd. Notes
4.125%	03/15/16			100	100,542
XLIT Ltd. (Ireland),
Gtd. Notes
5.750%	10/01/21			300	334,303

					11,271,364

Internet — 0.4%
Alibaba Group Holding Ltd. (China),
Gtd. Notes
3.600%	11/28/24	(a)		500	477,621
Sr. Unsec’d. Notes
2.500%	11/28/19			940	918,341
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.800%	12/05/34			295	310,598
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19			200	198,260
3.250%	08/06/18			1,300	1,316,652
3.500%	11/28/22			250	245,243
Blue Coat Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.375%	06/01/23	(a)		499	501,495
eBay, Inc.,
Sr. Unsec’d. Notes
2.200%	08/01/19			800	790,910
3.450%	08/01/24			350	334,589
Netflix, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/22	(a)		370	379,250
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23			1,325	1,252,125
6.375%	05/15/25	(a)		455	423,150
10.125%	07/01/20			1,247	1,343,643

					8,491,877

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Iron/Steel — 0.1%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
6.500%	03/01/21	(a)		345	$277,687
Ovako AB (Sweden),
Sr. Sec’d. Notes, RegS
6.500%	06/01/19		EUR	185	143,208
Steel Dynamics, Inc.,
Gtd. Notes
5.125%	10/01/21			205	189,625
5.250%	04/15/23			285	260,063
5.500%	10/01/24			101	92,163
6.375%	08/15/22			309	296,640
Vale Overseas Ltd. (Brazil),
Gtd. Notes
4.375%	01/11/22	(a)		199	150,609

					1,409,995

Leisure Time
Cirsa Funding Luxembourg SA (Spain),
Gtd. Notes, RegS
5.875%	05/15/23		EUR	175	180,198
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23			135	133,481
5.375%	04/15/23			342	340,290

					653,969

Lodging — 0.3%
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23			1,127	1,157,993
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties,
Sr. Sec’d. Notes
8.000%	10/01/20	(a)		435	413,250
FelCor Lodging LP,
Gtd. Notes
6.000%	06/01/25			495	502,425
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
5.625%	10/15/21			320	331,600
MGM Resorts International,
Gtd. Notes
5.250%	03/31/20	(a)		171	169,290
6.000%	03/15/23	(a)		945	937,913
6.625%	12/15/21			496	507,780
6.750%	10/01/20	(a)		653	670,957
7.750%	03/15/22			205	217,813
8.625%	02/01/19			62	68,684
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21			389	396,780
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
3.900%	03/01/23			400	389,193

					5,763,678

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Machinery-Construction & Mining
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19			445	$400,500
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.700%	02/26/16			500	499,973

					900,473

Machinery-Diversified
Roper Industries, Inc.,
Sr. Unsec’d. Notes
2.050%	10/01/18			500	496,760

Media — 1.5%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	01/15/22			485	480,150
6.625%	02/15/23			445	439,437
Sr. Sec’d. Notes, RegS
5.250%	02/15/23		EUR	100	108,165
Altice Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25	(a)		457	394,163
7.750%	05/15/22	(a)		730	658,825
Gtd. Notes, RegS
6.250%	02/15/25		EUR	167	153,131
7.250%	05/15/22		EUR	312	317,028
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23			1,180	1,182,950
Altice US Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	07/15/25			585	535,275
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22			538	538,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
6.500%	04/30/21			135	140,400
Gtd. Notes, 144A
5.875%	05/01/27			1,228	1,221,860
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
3.579%	07/23/20			255	253,472
6.484%	10/23/45			365	365,598
CCOH Safari LLC,
Sr. Unsec’d. Notes, 144A
5.750%	02/15/26			1,106	1,108,765
Cengage Learning Acquistions, Inc., Escrow,
Notes(i)
2.503%(s)	12/31/14	(g)		69	—
2.525%(s)	04/15/20	(g)		356	—
Cequel Communications Holdings I LLC/Cequel Capital Corp,
Sr. Sec’d. Notes, 144A
7.750%	07/15/25	(a)		371	339,465
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21	(a)		190	171,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22	(a)		794	$774,150
6.500%	11/15/22			353	340,645
7.625%	03/15/20			1,063	981,946
Columbus International, Inc. (Barbados),
Gtd. Notes, 144A
7.375%	03/30/21			500	495,000
CSC Holdings LLC,
Sr. Unsec’d. Notes
5.250%	06/01/24			866	759,915
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.150%	03/15/42			600	559,402
DISH DBS Corp.,
Gtd. Notes
4.250%	04/01/18			371	371,927
4.625%	07/15/17	(a)		179	182,580
5.000%	03/15/23			420	364,350
5.125%	05/01/20			101	99,990
5.875%	11/15/24			1,018	906,020
6.750%	06/01/21			30	30,225
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20			230	243,225
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19			524	382,520
9.000%	03/01/21			388	270,630
9.000%	09/15/22			605	417,450
Midcontinent Communications & Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.250%	08/01/21			400	404,000
NBCUniversal Enterprise, Inc.,
Gtd. Notes, 144A
1.974%	04/15/19			400	399,750
Jr. Sub. Notes, 144A
5.250%	03/29/49			100	106,000
Neptune Finco Corp.,
Sr. Sec’d. Notes, 144A
6.625%	10/15/25			820	852,800
Sr. Unsec’d. Notes, 144A
10.125%	01/15/23			795	828,787
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22			771	761,363
Numericable Group SA (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22			1,635	1,585,950
6.250%	05/15/24			355	342,575
Sr. Sec’d. Notes, RegS
5.625%	05/15/24		EUR	300	329,694
Radio One, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	04/15/22			100	89,000
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20			235	237,350

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/16			200	$201,421
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.250%	05/15/20			150	151,500
4.625%	05/15/23			160	156,800
5.375%	04/15/25			814	819,087
6.000%	07/15/24	(a)		325	339,625
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24			203	203,000
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
0.875%	05/23/16			225	224,825
Time Warner Cable, Inc.,
Gtd. Notes
4.500%	09/15/42			400	313,913
5.000%	02/01/20			300	317,569
Time Warner, Inc.,
Gtd. Notes
2.100%	06/01/19			800	795,596
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23			81	74,115
Trader Corp (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18			680	707,200
Tribune Media Co.,
Gtd. Notes, 144A
5.875%	07/15/22	(a)		729	729,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.000%	01/15/25			205	195,775
5.500%	01/15/23			555	553,613
Sr. Sec’d. Notes, RegS
3.500%	01/15/27		EUR	151	150,972
4.000%	01/15/25		EUR	354	370,285
4.625%	02/15/26		EUR	100	108,132
5.750%	01/15/23		EUR	154	177,705
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21			390	398,775
Sr. Sec’d. Notes, 144A
5.125%	05/15/23			916	881,650
5.125%	02/15/25			1,144	1,086,800
Viacom, Inc.,
Sr. Unsec’d. Notes
2.500%	09/01/18			1,675	1,670,816
Ziggo Bond Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.875%	01/15/25			815	755,913
Sr. Unsec’d. Notes, RegS
4.625%	01/15/25		EUR	145	146,155

					33,055,170

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Metal Fabricate/Hardware
Eco-Bat Finance PLC (United Kingdom),
Gtd. Notes, RegS
7.750%	02/15/17		EUR	180	$190,726
Global Brass & Copper, Inc.,
Sr. Sec’d. Notes
9.500%	06/01/19			120	127,200
Wise Metals Group LLC/Wise Alloys Finance Corp.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/18			734	556,005

					873,931

Mining — 0.1%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)		872	793,520
5.900%	02/01/27			27	24,773
5.950%	02/01/37			32	25,760
6.150%	08/15/20			135	139,387
6.750%	01/15/28			58	55,100
Constellium NV (Netherlands),
Gtd. Notes, 144A
5.750%	05/15/24			862	586,160
Sr. Unsec’d. Notes, 144A
8.000%	01/15/23	(a)		1,035	809,887
First Quantum Minerals Ltd. (Canada),
Gtd. Notes, 144A
7.000%	02/15/21	(a)		118	74,045
7.250%	05/15/22			277	173,125
Glencore Finance Europe SA (Switzerland),
Gtd. Notes, MTN
4.625%	04/03/18		EUR	100	101,689
Ryerson, Inc./Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes
9.000%	10/15/17			210	161,700
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45			230	176,208
Teck Resources Ltd. (Canada),
Gtd. Notes
3.000%	03/01/19			223	138,260
5.200%	03/01/42			149	62,580
5.400%	02/01/43			68	28,560

					3,350,754

Miscellaneous Manufacturing — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25			248	173,600
Gates Global LLC/Gates Global Co.,
Gtd. Notes, RegS
5.750%	07/15/22		EUR	180	139,228
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
1.950%	03/01/19	(a)		1,100	1,101,156
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19			75	75,752

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Sr. Unsec’d. Notes, RegS
6.375%	05/01/22		EUR	103	$111,096
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
2.350%	08/01/19			555	553,140
2.375%	12/17/18			250	249,655
6.550%	10/01/17			200	215,537

					2,619,164

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23			616	625,240
5.500%	12/01/24			466	488,135
6.000%	08/15/22			265	279,575

					1,392,950

Oil & Gas — 1.4%
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22	(a)		181	137,560
5.375%	11/01/21			616	492,800
Berry Petroleum Co. LLC,
Sr. Unsec’d. Notes
6.375%	09/15/22			106	25,705
Bonanza Creek Energy, Inc.,
Gtd. Notes
5.750%	02/01/23			377	196,040
6.750%	04/15/21			334	202,070
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.237%	05/10/19			500	500,663
3.200%	03/11/16			200	200,968
California Resources Corp.,
Gtd. Notes
5.500%	09/15/21	(a)		253	79,695
6.000%	11/15/24	(a)		345	105,225
Sec’d. Notes, 144A
8.000%	12/15/22	(a)		1,638	861,997
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23			324	262,440
Chevron Corp.,
Sr. Unsec’d. Notes
0.889%	06/24/16			475	475,117
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
1.750%	05/09/18			200	196,795
CNOOC Finance 2015 Australia Pty Ltd. (China),
Gtd. Notes
2.625%	05/05/20	(a)		900	879,799
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
1.625%	04/30/17			1,100	1,093,637
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23			433	400,525
6.500%	01/15/22			66	63,360

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39		400	$421,522
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		100	114,539
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21		348	326,250
7.750%	02/15/23		175	164,500
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23		34	10,944
5.500%	05/01/22		285	94,614
6.375%	08/15/21		71	25,560
Diamondback Energy, Inc.,
Gtd. Notes
7.625%	10/01/21		598	603,980
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45		150	106,500
Ensco PLC,
Sr. Unsec’d. Notes
5.200%	03/15/25		200	142,334
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
6.375%	06/15/23	(a)	147	73,500
9.375%	05/01/20		707	450,713
Gulfport Energy Corp.,
Gtd. Notes
7.750%	11/01/20		333	298,035
Halcon Resources Corp.,
Sec’d. Notes, 144A
8.625%	02/01/20	(a)	302	208,380
Hess Corp.,
Sr. Unsec’d. Notes
1.300%	06/15/17		225	220,162
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		277	229,910
5.750%	10/01/25		175	152,250
Jones Energy Holdings LLC/Jones Energy Finance Corp.,
Gtd. Notes
6.750%	04/01/22		142	79,520
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22		284	261,280
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21		340	49,300
8.625%	04/15/20		10	1,713
Sec’d. Notes, 144A
12.000%	12/15/20		115	57,500
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	12/14/18		1,200	1,186,612
3.400%	12/15/20		1,100	1,080,292
4.750%	09/15/44		395	322,871
5.850%	12/15/45		230	213,744

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Matador Resources Co.,
Gtd. Notes
6.875%	04/15/23		117	$108,810
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		359	245,915
6.500%	03/15/21		708	495,600
7.000%	03/31/24		2,220	1,576,200
Memorial Production Partners LP/Memorial Production Finance Corp.,
Gtd. Notes
6.875%	08/01/22		484	145,200
7.625%	05/01/21		141	42,300
Memorial Resource Development Corp.,
Gtd. Notes
5.875%	07/01/22		1,115	975,625
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.625%	07/01/24		81	69,053
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21		93	61,613
6.875%	01/15/23		268	166,160
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.500%	06/15/25	(a)	690	673,922
Paramount Resources Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	06/30/23		266	210,140
Parsley Energy LLC/Parsley Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/22		390	372,450
PDC Energy, Inc.,
Gtd. Notes
7.750%	10/15/22		235	225,600
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	(a)	300	288,750
5.500%	01/21/21		100	100,870
5.500%	06/27/44		700	526,638
6.375%	01/23/45		650	550,148
Gtd. Notes, 144A
4.500%	01/23/26	(a)	500	439,250
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.450%	01/15/21		255	235,455
Precision Drilling Corp. (Canada),
Gtd. Notes
5.250%	11/15/24		355	241,400
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		335	237,850
5.375%	10/01/22		233	167,760
Range Resources Corp.,
Gtd. Notes
5.750%	06/01/21		107	84,530
RSP Permian, Inc.,
Gtd. Notes
6.625%	10/01/22		216	198,720

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Gtd. Notes, 144A
6.625%	10/01/22		122	$112,240
Sanchez Energy Corp.,
Gtd. Notes
6.125%	01/15/23	(a)	1,277	689,580
Seven Generations Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.750%	05/01/23		228	191,520
8.250%	05/15/20		1,179	1,061,100
Shell International Finance BV (Netherlands),
Gtd. Notes
0.900%	11/15/16		1,500	1,496,168
2.125%	05/11/20		350	344,317
4.375%	05/11/45		500	472,034
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24	(a)	193	125,450
5.625%	06/01/25	(a)	50	33,000
6.125%	11/15/22	(a)	1,645	1,209,075
6.500%	11/15/21		212	157,940
Statoil ASA (Norway),
Gtd. Notes
1.950%	11/08/18		500	499,639
2.750%	11/10/21		1,035	1,028,448
Total Capital International SA (France),
Gtd. Notes
2.100%	06/19/19		800	794,010
Transocean, Inc.,
Gtd. Notes
3.000%	10/15/17		323	286,461
4.300%	10/15/22		47	24,910
6.000%	03/15/18	(a)	438	389,820
6.500%	11/15/20	(a)	138	95,220
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.650%	03/15/25		240	226,374
6.625%	06/15/37		600	603,251
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21		281	204,849
6.250%	04/01/23		110	79,200
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		259	170,940

				31,806,426

Oil & Gas Services — 0.1%
Calfrac Holdings LP (Canada),
Gtd. Notes, 144A
7.500%	12/01/20	(a)	675	268,313
Halliburton Co.,
Sr. Unsec’d. Notes
3.375%	11/15/22		230	226,351
3.800%	11/15/25		180	175,270
5.000%	11/15/45	(a)	665	657,381

				1,327,315

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Packaging & Containers — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
6.000%	06/30/21	(a)		1,025	$955,813
6.750%	01/31/21			290	278,400
Sr. Sec’d. Notes, RegS
4.250%	01/15/22		EUR	330	361,319
Ball Corp.,
Gtd. Notes
4.000%	11/15/23			61	58,179
4.375%	12/15/20			307	311,797
5.000%	03/15/22			160	163,200
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II (New Zealand),
Gtd. Notes, 144A
5.625%	12/15/16	(a)		158	156,223
6.000%	06/15/17			324	313,470
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23	(a)		271	264,903
Horizon Holdings I SASU (France),
Sr. Unsec’d. Notes, RegS
7.250%	08/01/23		EUR	100	112,453
JH-Holding Finance SA (Germany),
Sr. Sec’d. Notes, RegS, PIK
8.250%	12/01/22		EUR	100	113,464
Novelis, Inc.,
Gtd. Notes
8.375%	12/15/17			155	150,737
8.750%	12/15/20			1,000	917,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand),
Gtd. Notes
9.000%	04/15/19			330	325,050
9.875%	08/15/19			244	245,830
Sr. Sec’d. Notes
5.750%	10/15/20			716	728,308
Sealed Air Corp.,
Gtd. Notes, 144A
4.875%	12/01/22			335	335,837
5.125%	12/01/24			213	213,000
6.500%	12/01/20			82	90,405
6.875%	07/15/33			184	188,140
SGD Group SAS (France),
Sr. Sec’d. Notes, RegS
5.625%	05/15/19		EUR	100	110,925

					6,394,953

Pharmaceuticals — 1.0%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.550%	03/15/22			1,025	1,018,622
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20			320	316,783
Actavis Funding SCS,
Gtd. Notes
2.350%	03/12/18			890	890,927
3.450%	03/15/22			740	740,807

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
1.150%	05/15/17		1,100	$1,092,129
4.250%	03/01/45	(a)	700	643,393
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
6.450%	09/15/37		400	505,840
Baxalta, Inc.,
Sr. Unsec’d. Notes, 144A
2.875%	06/23/20		470	464,167
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
1.500%	10/06/17	(a)	1,350	1,349,444
Capsugel SA,
Sr. Unsec’d. Notes, 144A, PIK
7.000%	05/15/19	(a)	162	157,950
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.700%	03/15/18		350	349,050
DPx Holdings BV,
Sr. Unsec’d. Notes, 144A
7.500%	02/01/22		305	297,375
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.750%	01/15/22		101	103,273
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23	(a)	851	846,745
6.000%	02/01/25		1,247	1,228,295
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16		400	402,669
GlaxoSmithkline Capital, Inc. (United Kingdom),
Gtd. Notes
0.700%	03/18/16		600	600,109
Grifols Worldwide Operations Ltd. (Spain),
Gtd. Notes
5.250%	04/01/22		321	322,605
McKesson Corp.,
Sr. Unsec’d. Notes
5.700%	03/01/17		500	523,841
Merck & Co., Inc.,
Sr. Unsec’d. Notes
3.700%	02/10/45		135	124,666
Novartis Capital Corp. (Switzerland),
Gtd. Notes
3.400%	05/06/24		1,100	1,135,627
4.400%	05/06/44		700	730,076
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.300%	06/15/43		500	500,383
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20		1,368	1,285,920
5.500%	03/01/23		595	523,600
5.625%	12/01/21		954	877,680
5.875%	05/15/23		1,289	1,150,433
6.125%	04/15/25		100	89,250
6.375%	10/15/20		1,987	1,917,455

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
6.750%	08/15/21			120	$115,800
7.000%	10/01/20			843	840,893
7.500%	07/15/21			310	309,225
Gtd. Notes, RegS
4.500%	05/15/23		EUR	275	259,259
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.150%	02/01/16			400	399,929
3.450%	11/13/20			245	245,285
4.500%	11/13/25			415	420,583

					22,780,088

Pipelines — 0.7%
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18			800	769,634
4.350%	10/15/24			600	504,597
5.850%	11/15/43			100	77,242
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
7.375%	10/15/45			300	287,423
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24	(a)		746	607,990
7.500%	10/15/20			247	228,475
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.150%	10/01/20			675	622,683
9.000%	04/15/19			71	78,118
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.000%	05/15/23			165	132,000
6.750%	08/01/22	(a)		135	114,750
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.625%	09/01/41			200	151,553
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	(a)		140	129,572
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
5.150%	10/15/43			500	428,741
MPLX LP,
Gtd. Notes, 144A
4.500%	07/15/23			845	756,021
4.875%	06/01/25			405	362,475
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
7.119%	12/15/17			79	73,470
7.768%	12/15/37			463	365,770
9.625%	06/01/19			182	170,170
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41			300	229,247
ONEOK, Inc.,
Sr. Unsec’d. Notes
7.500%	09/01/23			170	141,525

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
PBF Logistics LP/PBF Logistics Finance Corp.,
Gtd. Notes
6.875%	05/15/23			68	$61,880
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/20			172	158,240
6.000%	01/15/19			595	565,250
6.850%	07/15/18			45	44,100
6.875%	04/15/40			517	444,620
Rose Rock Midstream LP/Rose Rock Finance Corp.,
Gtd. Notes
5.625%	07/15/22			199	141,290
Gtd. Notes, 144A
5.625%	11/15/23			146	103,660
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21			470	432,400
5.625%	04/15/23	(a)		283	248,333
5.750%	05/15/24			2,284	1,987,080
6.250%	03/15/22			111	102,675
Sr. Sec’d. Notes, 144A
5.625%	03/01/25			339	286,879
Sabine Pass LNG LP,
Sr. Sec’d. Notes
6.500%	11/01/20			347	336,590
7.500%	11/30/16			1,000	995,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23	(a)		278	214,060
5.250%	05/01/23			348	281,880
6.375%	08/01/22			173	149,213
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes, 144A
6.250%	10/15/22			507	480,383
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23			90	62,169
4.550%	06/24/24			309	214,625
Williams Partners LP,
Sr. Unsec’d. Notes
3.350%	08/15/22			1,000	759,058
4.300%	03/04/24			300	237,732

					14,538,573

Real Estate — 0.1%
Aroundtown Property Holdings PLC (Cyprus),
Sr. Sec’d. Notes
3.000%	12/09/21		EUR	200	214,091
Crescent Resources LLC/Crescent Ventures, Inc.,
Sr. Sec’d. Notes, 144A
10.250%	08/15/17			306	306,000
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
5.250%	12/01/21	(a)		705	722,625
Rialto Holdings LLC/Rialto Corp.,
Gtd. Notes, 144A
7.000%	12/01/18			210	213,150

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
2.700%	09/17/19		295	$292,570

				1,748,436

Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		600	589,856
American Tower Corp.,
Sr. Unsec’d. Notes
2.800%	06/01/20		1,200	1,186,189
3.400%	02/15/19		325	333,381
3.450%	09/15/21		400	401,961
5.000%	02/15/24		575	608,648
5.050%	09/01/20		200	215,913
5.900%	11/01/21		200	222,789
Communications Sales & Leasing, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23		549	463,905
Corrections Corp. of America,
Gtd. Notes
4.625%	05/01/23		52	50,180
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22	(a)	145	150,437
5.250%	01/15/23		497	522,471
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	01/01/22		38	38,950
5.875%	01/15/26	(a)	461	474,830
ESH Hospitality, Inc.,
Gtd. Notes, 144A
5.250%	05/01/25		269	262,275
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23		160	151,600
5.875%	10/15/24		255	247,350
HCP, Inc.,
Sr. Unsec’d. Notes, MTN
6.700%	01/30/18		600	652,421
Iron Mountain, Inc.,
Gtd. Notes, 144A
6.000%	10/01/20		195	205,725
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/23		521	521,000
Simon Property Group LP,
Sr. Unsec’d. Notes
5.650%	02/01/20		100	112,072
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
6.950%	08/01/17		300	319,871

				7,731,824

Retail — 1.0%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
6.000%	04/01/22	(a)	676	696,280

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22			500	$514,638
Asbury Automotive Group, Inc.,
Gtd. Notes
6.000%	12/15/24			248	256,060
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.300%	01/13/17			725	724,038
2.500%	04/15/21			840	819,644
3.250%	04/15/25			650	628,475
CST Brands, Inc.,
Gtd. Notes
5.000%	05/01/23	(a)		244	241,560
CVS Health Corp,
Sr. Unsec’d. Notes
2.250%	12/05/18			500	502,413
6.125%	08/15/16			400	411,426
Dollar Tree, Inc.,
Gtd. Notes, 144A
5.250%	03/01/20			136	140,420
5.750%	03/01/23			2,459	2,545,065
Enterprise Funding Ltd. (United Kingdom),
Gtd. Notes
3.500%	09/10/20		GBP	100	125,971
Family Dollar Stores, Inc.,
Sr. Unsec’d. Notes
5.000%	02/01/21			290	296,909
Hema Bondco I BV (Netherlands),
Sr. Sec’d. Notes, RegS
6.250%	06/15/19		EUR	210	169,795
Hillman Group, Inc. (The),
Sr. Unsec’d. Notes, 144A
6.375%	07/15/22			216	179,280
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36			700	853,187
5.950%	04/01/41			300	373,324
L Brands, Inc.,
Gtd. Notes, 144A
6.875%	11/01/35			653	670,957
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.375%	09/15/45			65	66,806
McDonald’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/09/20			115	114,921
Sr. Unsec’d. Notes, MTN
2.100%	12/07/18			195	195,125
2.625%	01/15/22			800	780,121
3.250%	06/10/24			800	789,229
3.700%	01/30/26			320	319,737
4.875%	12/09/45			215	216,310
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, 144A
8.000%	10/15/21	(a)		1,253	927,220
New Look Secured PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.500%	07/01/22		GBP	200	291,982

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
O’Reilly Automotive, Inc.,
Gtd. Notes
4.625%	09/15/21			200	$213,069
4.875%	01/14/21			400	432,689
Party City Holdings, Inc.,
Gtd. Notes, 144A
6.125%	08/15/23			179	173,630
Penske Automotive Group, Inc.,
Gtd. Notes
5.375%	12/01/24			379	382,790
5.750%	10/01/22	(a)		683	701,783
Punch Taverns Finance B Ltd. (United Kingdom),
Sr. Sec’d. Notes
5.267%	03/30/24		GBP	32	41,829
5.943%	09/30/22		GBP	116	162,638
Punch Taverns Finance PLC (United Kingdom),
Sec’d. Notes, 144A
6.079%(c)	10/15/27		GBP	186	244,737
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21			387	405,383
9.250%	03/15/20			333	352,147
Gtd. Notes, 144A
6.125%	04/01/23			1,509	1,561,815
Sr. Unsec’d. Notes
7.700%	02/15/27			288	335,520
Starbucks Corp.,
Sr. Unsec’d. Notes
0.875%	12/05/16			475	474,151
THOM Europe SAS (France),
Sr. Sec’d. Notes, RegS
7.375%	07/15/19		EUR	230	259,639
Travis Perkins PLC (United Kingdom),
Gtd. Notes
4.375%	09/15/21		GBP	140	208,378
Unique Pub Finance Co. PLC(The) (United Kingdom),
Asset Backed
5.659%	06/30/27		GBP	348	512,512
6.464%	03/30/32		GBP	100	126,167
Walgreen Co.,
Gtd. Notes
5.250%	01/15/19			100	106,866
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	11/17/17			805	803,429
2.700%	11/18/19			1,100	1,097,931
4.800%	11/18/44			650	587,980
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
2.800%	04/15/16			300	301,647

					23,337,623

Semiconductors — 0.3%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.000%	07/01/24			65	42,250
7.500%	08/15/22			105	71,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Semiconductors (continued)
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/20		345	$344,603
Intel Corp.,
Sr. Unsec’d. Notes
2.450%	07/29/20		505	510,776
3.300%	10/01/21		200	207,164
4.250%	12/15/42		300	289,194
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/19		170	171,747
Maxim Integrated Products, Inc.,
Sr. Unsec’d. Notes
2.500%	11/15/18		250	250,045
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	01/15/24		580	510,400
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/15/20		1,522	1,522,000
4.625%	06/15/22		415	407,737
5.750%	03/15/23		223	230,247
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
1.400%	05/18/18		645	639,484
4.800%	05/20/45		400	355,404
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		365	356,787
5.625%	11/01/24	(a)	140	143,150

				6,052,388

Software — 0.7%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.125%	11/01/23		490	493,063
Ensemble S Merger Sub, Inc.,
Sr. Notes, 144A
9.000%	09/30/23		392	378,770
Fidelity National Information Services, Inc.,
Gtd. Notes
3.875%	06/05/24		1,000	965,203
Sr. Unsec’d. Notes
4.500%	10/15/22		700	712,518
5.000%	10/15/25		1,600	1,643,984
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	(a)	2,662	2,662,000
Sec’d. Notes, 144A
5.750%	01/15/24		2,962	2,917,570
Sr. Sec’d. Notes, 144A
5.000%	01/15/24		754	750,230
5.375%	08/15/23	(a)	1,197	1,202,985
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20	(a)	177	182,310
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, 144A, PIK
7.125%	05/01/21	(a)	545	393,763

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
Infor US, Inc.,
Gtd. Notes, 144A
6.500%	05/15/22		917	$774,865
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23	(a)	584	528,520
Microsoft Corp.,
Sr. Unsec’d. Notes
4.450%	11/03/45		770	794,042
MSCI, Inc.,
Gtd. Notes, 144A
5.750%	08/15/25		252	258,300
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20		332	332,438
SS&C Technologies Holdings, Inc.,
Gtd. Notes, 144A
5.875%	07/15/23		447	461,527

				15,452,088

Storage/Warehousing
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20		340	351,900

Telecommunications — 1.9%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
6.750%	11/15/20		411	433,091
Sr. Unsec’d. Notes
6.450%	03/15/29	(a)	1,062	1,075,275
AT&T, Inc.,
Sr. Unsec’d. Notes
2.375%	11/27/18	(a)	1,600	1,610,901
2.400%	08/15/16		100	100,661
2.450%	06/30/20		215	211,737
4.750%	05/15/46		905	828,614
5.550%	08/15/41		500	502,435
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21		209	71,060
Sr. Sec’d. Notes, 144A
7.000%	04/01/19		226	167,240
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
1.250%	02/14/17		225	223,938
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23		750	736,061
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/20	(a)	310	306,513
6.450%	06/15/21		250	243,750
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
2.125%	03/01/19	(a)	1,000	1,008,583
2.450%	06/15/20		1,100	1,110,442
CommScope Technologies Finance LLC,
Sr. Unsec’d. Notes, 144A
6.000%	06/15/25		571	549,587

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
CommScope, Inc.,
Gtd. Notes, 144A
5.500%	06/15/24			450	$427,500
Sr. Sec’d. Notes, 144A
4.375%	06/15/20			379	381,843
Consolidated Communications, Inc.,
Gtd. Notes
6.500%	10/01/22			235	197,400
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22			369	276,750
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21			785	661,363
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21			430	364,425
6.875%	01/15/25			577	475,304
7.125%	01/15/23			295	254,437
7.625%	04/15/24			296	248,640
Sr. Unsec’d. Notes, 144A
11.000%	09/15/25			401	396,990
Inmarsat Finance PLC (United Kingdom),
Gtd. Notes, 144A
4.875%	05/15/22			196	191,100
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23			1,278	1,003,230
6.625%	12/15/22	(a)		315	200,813
Juniper Networks, Inc.,
Sr. Unsec’d. Notes
4.350%	06/15/25			900	883,515
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	08/15/22			1,040	1,055,600
5.625%	02/01/23			278	283,560
6.125%	01/15/21			90	93,150
Gtd. Notes, 144A
5.125%	05/01/23			569	564,733
5.375%	01/15/24			327	328,635
5.375%	05/01/25			1,472	1,464,640
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39			481	492,126
Orange SA (France),
Jr. Sub. Notes, MTN
4.000%(c)	10/29/49		EUR	200	214,482
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23			189	188,055
Play Finance 2 SA (Poland),
Sr. Sec’d. Notes, RegS
5.250%	02/01/19		EUR	220	244,513
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21			300	314,250
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	(a)		350	244,125

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
8.750%	03/15/32			405	$303,750
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20			226	226,565
9.000%	11/15/18			1,396	1,469,290
Sr. Unsec’d. Notes
6.000%	12/01/16			427	426,199
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)		1,215	876,319
7.625%	02/15/25			150	109,500
7.875%	09/15/23			1,511	1,134,761
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34			620	571,950
Telecom Italia Finance SA (Italy),
Gtd. Notes, MTN
7.750%	01/24/33		EUR	85	120,213
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24			200	197,500
Sr. Unsec’d. Notes, MTN
5.875%	05/19/23		GBP	450	713,290
6.375%	06/24/19		GBP	200	320,235
Telefonica Europe BV (Spain),
Gtd. Notes
4.200%(c)	12/29/49		EUR	200	213,819
Telenet Finance V Luxembourg SCA (Luxembourg),
Sr. Sec’d. Notes, RegS
6.250%	08/15/22		EUR	232	271,352
6.750%	08/15/24		EUR	137	162,657
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	03/01/23			354	358,425
6.125%	01/15/22			73	75,007
6.375%	03/01/25			635	641,350
6.500%	01/15/24			522	532,440
6.500%	01/15/26			880	888,351
6.542%	04/28/20			325	338,813
6.633%	04/28/21			144	149,400
6.731%	04/28/22			155	161,587
6.836%	04/28/23			75	77,625
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, RegS
4.000%	01/15/27		EUR	200	204,310
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.350%	06/09/17	(a)		800	797,690
2.000%	11/01/16			1,600	1,609,965
3.000%	11/01/21			565	563,412
3.650%	09/14/18			800	836,553
4.600%	04/01/21			400	429,934
4.750%	11/01/41			400	368,901
5.012%	08/21/54			100	91,559
5.050%	03/15/34			500	498,159
6.550%	09/15/43			950	1,127,850
6.900%	04/15/38			200	239,084

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.750%	01/15/25			580	$558,250
Gtd. Notes, RegS
7.000%	04/15/23		GBP	102	157,437
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.000%	04/15/21		GBP	742	1,129,023
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.250%	09/26/17	(a)		800	792,308
2.950%	02/19/23			475	445,117
4.375%	02/19/43			275	226,686
Wind Acquisition Finance SA (Italy),
Sr. Sec’d. Notes, 144A
6.500%	04/30/20	(a)		200	209,250
Sr. Sec’d. Notes, RegS
4.000%	07/15/20		EUR	420	454,155

					41,711,108

Textiles
Springs Industries, Inc.,
Sr. Sec’d. Notes
6.250%	06/01/21			319	315,810

Toys/Games/Hobbies
Mattel, Inc.,
Sr. Unsec’d. Notes
2.500%	11/01/16			50	50,488

Transportation — 0.2%
Air Medical Merger Sub Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23			232	206,480
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42			300	283,645
4.550%	09/01/44			535	516,466
Florida East Coast Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.750%	05/01/19			405	370,575
Global Ship Lease, Inc. (United Kingdom),
Sr. Sec’d. Notes, 144A
10.000%	04/01/19			1,085	981,925
JCH Parent, Inc.,
Sr. Unsec’d. Notes, 144A, PIK
10.500%	03/15/19			843	514,403
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/16			325	325,393
Silk Bidco AS (United Kingdom),
Sr. Sec’d. Notes, RegS
7.500%	02/01/22		EUR	100	111,664
WFS Global Holding SAS (France),
Gtd. Notes, RegS
9.500%	07/15/22		EUR	100	113,798
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22	(a)		679	628,075

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Transportation (continued)
Gtd. Notes, RegS
5.750%	06/15/21		EUR	100	$101,025
Sr. Unsec’d. Notes, 144A
7.875%	09/01/19			924	939,495

					5,092,944

TOTAL CORPORATE BONDS (cost $510,366,127)					484,334,485

FOREIGN GOVERNMENT BONDS — 0.4%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18		EUR	175	207,311
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23		EUR	525	619,250
1.500%	04/15/16		EUR	5	6,260
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
2.375%	08/12/19			1,100	1,100,169
4.000%	01/29/21			100	106,504
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
2.100%	09/15/16		EUR	5	5,898
2.550%	09/15/41		EUR	65	96,326
Sr. Unsec’d. Notes
1.250%	09/15/32		EUR	201	225,840
2.600%	09/15/23		EUR	35	51,097
Sr. Unsec’d. Notes, 144A
2.350%	09/15/24		EUR	565	712,406
Japanese Government CPI Linked Bond (JN),
Sr. Unsec’d. Notes
0.100%	09/10/24		JPY	66,400	584,395
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	01/23/46			200	177,000
Sr. Unsec’d. Notes, MTN
3.500%	01/21/21	(a)		475	482,125
6.750%	09/27/34	(a)		500	600,000
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
3.000%	09/20/30		NZD	534	400,945
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
4.125%	08/25/27			509	498,820
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	(a)		332	316,230
4.500%	01/28/26			1,100	1,050,500
Spain Government Inflation Linked Bond (SP),
Sr. Unsec’d. Notes
0.550%	11/30/19		EUR	250	279,284
United Mexican States (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			800	728,800

TOTAL FOREIGN GOVERNMENT BONDS (cost $8,678,904)					8,249,160

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49	100	$134,523
City of San Francisco Public Utilities Commission Water Revenue,
Revenue Bonds, BABs
6.000%	11/01/40	200	243,162
Los Angeles Unified School District,
General Obligation Unlimited, BABs
5.750%	07/01/34	150	180,701
Metropolitan Water District of Southern California,
Revenue Bonds, BABs
6.947%	07/01/40	200	232,764
State of California,
General Obligation Unlimited, BABs
7.550%	04/01/39	400	581,468

			1,372,618

Colorado
Denver City & County School District No 1,
Certificate Participation
4.242%	12/15/37	175	173,057

Florida
State Board of Administration Finance Corp.,
Revenue Bonds
1.298%	07/01/16	225	225,592

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	100	115,405
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	200	216,968

			332,373

New Jersey — 0.1%
New Jersey Turnpike Authority,
Revenue Bonds, BABs
7.414%	01/01/40	400	568,544

New York
City of New York,
General Obligation Unlimited
5.846%	06/01/40	215	267,189
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	200	190,432

			457,621

Ohio
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.834%	02/15/41	100	137,152

Oregon
Oregon Department of Transportation,
Revenue Bonds, BABs
5.834%	11/15/34	200	251,276

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Texas
Dallas Area Rapid Transit,
Revenue Bonds, BABs
5.999%	12/01/44		200	$262,038

TOTAL MUNICIPAL BONDS (cost $3,766,493)				3,780,271

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.8%
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34		176	176,777
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(c)	01/25/35		142	146,642
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-J8, Class 1A2
4.750%	11/25/19		69	70,300
Credit Suisse Mortgage Trust,
Series 2009-13R, Class 5A1, 144A
0.974%(c)	01/26/35		19	18,966
Fannie Mae Connecticut Avenue Securities,
Series 2014-C01, Class M1
2.022%(c)	01/25/24	(x)	495	495,429
Series 2014-C03, Class 1M1
1.622%(c)	07/25/24	(x)	1,412	1,406,938
Series 2014-C03, Class 2M1
1.622%(c)	07/25/24	(x)	763	761,612
Series 2014-C04, Class 1M1
2.372%(c)	11/25/24	(x)	805	809,241
Series 2015-C01, Class 1M1
1.922%(c)	02/25/25	(x)	1,454	1,456,099
Series 2015-C02, Class 2M1
1.622%(c)	05/25/25	(x)	582	579,935
Series 2015-C03, Class 2M1
1.922%(c)	07/25/25	(x)	1,124	1,123,772
Fannie Mae REMICS,
Series 2014-92, Class FB
0.517%(c)	01/25/45		1,803	1,797,714
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2013-DN2, Class M1
1.872%(c)	11/25/23	(x)	2,323	2,322,641
Series 2014-DN3, Class M2
2.621%(c)	08/25/24	(x)	2,987	3,018,703
Series 2014-DN4, Class M2
2.621%(c)	10/25/24	(x)	250	250,720
Series 2014-HQ2, Class M1
1.872%(c)	09/25/24	(x)	378	379,227
Series 2014-HQ3, Class M2
2.871%(c)	10/25/24	(x)	1,700	1,722,840
Series 2015-DN1, Class M2
2.822%(c)	01/25/25	(x)	300	304,590
Series 2015-DNA2, Class M1
1.371%(c)	12/25/27	(x)	239	238,597
Government National Mortgage Assoc.,
Series 2014-90, Class FA
0.644%(c)	10/20/38		1,609	1,607,742
JPMorgan Mortgage Acquisition Corp.,
Series 2005-OPT2, Class A1B
0.712%(c)	12/25/35		87	86,484

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RALI,
Series 2004-QS4, Class A7
4.000%	03/25/34		1	$883

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $18,793,431)				18,775,852

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.8%
Fannie Mae Interest Strip, Notes
3.577%(s)	05/15/29		780	492,677
Fannie Mae Principal Strip, Notes, MTN
3.838%	03/23/28-05/15/30		1,970	1,207,701
Federal Farm Credit Banks, Bonds
1.690%	04/09/20		6,000	5,914,122
2.000%	04/04/22		447	444,983
Federal Home Loan Banks
3.375%	12/08/23		500	532,777
4.000%	09/01/28		245	266,942
5.375%	08/15/24		750	911,005
Federal Home Loan Mortgage Corp.
0.850%	05/18/17		500	498,891
1.764%(c)	06/01/43		60	60,678
2.472%(c)	05/01/43		59	60,005
2.500%	TBA		3,550	3,581,502
2.505%(c)	08/01/43		20	20,585
2.949%(c)	08/01/41		189	199,529
3.000%	03/01/27-04/01/45		6,914	6,975,960
3.000%	TBA		1,000	998,348
3.000%	TBA		1,550	1,597,234
3.500%	03/01/32-08/01/45		8,054	8,316,476
3.500%	TBA		2,900	2,985,216
3.500%	TBA		840	877,984
4.000%	06/01/44-10/01/45		10,376	10,973,938
4.000%	TBA		450	475,374
4.000%	TBA		1,200	1,249,078
4.500%	06/01/38-01/01/42		2,825	3,068,618
4.500%	TBA		700	754,075
4.500%	TBA		1,000	1,032,370
5.000%	01/01/37-03/01/38		500	547,112
5.000%	TBA		400	413,198
5.500%	06/01/35-08/01/38		472	524,896
5.500%	TBA		1,900	2,101,348
6.000%	09/01/36		247	278,791
Federal National Mortgage Assoc.
1.000%	09/27/17		34	33,923
1.625%	01/21/20	(a)	500	498,115
1.894%(c)	04/01/43		115	117,498
1.933%(c)	05/01/43		428	438,064
2.063%(c)	06/01/43		209	212,109
2.477%(c)	08/01/42		256	262,004
2.497%(s)	10/09/19		4,955	4,588,409
2.500%	09/01/28-04/01/45		2,850	2,848,168
2.500%	TBA		3,400	3,426,877
2.625%	09/06/24	(a)	2,708	2,736,594
2.838%(c)	08/01/41		291	307,178
3.000%	01/01/27-05/01/45		12,814	12,912,251
3.000%	TBA		4,064	4,186,020

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/01/32-09/01/45		15,120		$15,656,709
3.500%	TBA		13,801		14,239,018
3.500%	TBA		1,400		1,466,118
4.000%	05/01/26-07/01/45		5,915		6,272,868
4.000%	TBA		25,538		27,023,705
4.000%	TBA		1,000		1,042,656
4.500%	06/01/44		605		655,004
4.500%	TBA		25,778		27,837,018
5.000%	12/01/39-05/01/41		2,912		3,216,223
5.000%	TBA		6,660		7,330,527
5.000%	TBA		400		413,400
5.500%	04/01/36-08/01/37		705		792,025
5.500%	TBA		500		557,361
6.000%	03/01/34-04/18/36		3,586		3,964,674
6.320%	12/20/27		251		330,968
Financing Corp.
0.078%(s)	12/06/16		500		495,395
1.739%(s)	11/02/18		2,000		1,915,180
Government National Mortgage Assoc.
3.000%	05/15/43-08/20/45		7,320		7,430,242
3.000%	TBA		1,000		1,013,555
3.000%	TBA		400		404,981
3.500%	12/20/42-07/20/45		9,474		9,896,153
3.500%	TBA		450		469,107
3.500%	TBA		800		832,296
4.000%	12/15/40		141		149,624
4.000%	TBA		1,700		1,805,320
4.000%	TBA		1,650		1,750,289
4.500%	08/15/39-09/20/43		4,238		4,579,090
4.500%	TBA		1,000		1,077,500
5.000%	10/20/39		605		667,960
5.000%	TBA		1,000		1,082,384
5.000%	TBA		2,000		2,191,019
5.500%	07/20/40		1,047		1,152,242
6.000%	09/20/38-10/20/38		510		574,001
Resolution Funding Corp., Sr. Unsec’d. Notes
8.125%	10/15/19		500		616,128
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.250%	09/15/65		350		341,938
5.880%	04/01/36	(a)	180		231,272

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $238,762,659)					239,402,573

U.S. TREASURY OBLIGATIONS — 3.4%
U.S. Treasury Bonds
6.250%	05/15/30		—	(r)	145
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-07/15/24		20,113		20,674,857
0.250%	01/15/25		1,010		968,057
0.375%	07/15/23-07/15/25		3,925		3,865,497
0.625%	07/15/21-02/15/43		3,458		3,336,376
0.750%	02/15/42-02/15/45		1,863		1,700,490
1.125%	01/15/21		1,805		2,023,246
1.250%	07/15/20		760		861,927
1.375%	07/15/18-02/15/44		1,955		2,165,108
1.750%	01/15/28		1,200		1,488,591
2.000%	01/15/26	(k)	790		1,051,777
2.125%	02/15/40-02/15/41		1,283		1,656,254

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.375%	01/15/25-01/15/27	2,630	$3,716,842
2.500%	07/15/16-01/15/29	954	1,251,405
3.375%	04/15/32	100	181,296
3.625%	04/15/28	720	1,384,072
3.875%	04/15/29	900	1,768,910
U.S. Treasury Notes
1.125%	03/31/20	3,569	3,488,698
1.375%	07/31/18	20,512	20,590,520
U.S. Treasury Strip Coupon
2.045%(s)	05/15/25	3,420	2,717,361

TOTAL U.S. TREASURY OBLIGATIONS (cost $76,086,120)			74,891,429

TOTAL LONG-TERM INVESTMENTS (cost $1,673,538,289)			1,632,196,083

		Shares
SHORT-TERM INVESTMENTS — 38.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 38.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $849,338,592; includes $174,503,174 of cash collateral received for securities on loan)(b)(w)(Note 4)		849,338,592	849,338,592

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Currency Option EUR vs GBP,
expiring 02/16/16, @ FX Rate 0.74	Barclays Capital Group	EUR	4	5,066
expiring 01/19/16, Strike Price $0.77	Barclays Capital Group	EUR	4	46
Currency Option NZD vs USD,
expiring 01/27/16, @ FX Rate 0.70	Hong Kong & Shanghai Bank	NZD	7	2,694
Currency Option USD vs CAD,
expiring 01/13/16, Strike Price $1.38	BNP Paribas		12	10,455
expiring 01/08/16, @ FX Rate 1.39	Barclays Capital Group		12	3,595
expiring 01/08/16, @ FX Rate 1.42	Barclays Capital Group		25	566
Currency Option USD vs JPY,
expiring 03/17/16, @ FX Rate 121.75	BNP Paribas		5	3,670
expiring 01/20/16, Strike Price $127.00	BNP Paribas		11	11

				26,103

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options
Currency Option CAD vs JPY,
expiring 01/15/16, @ FX Rate 85.50	Barclays Capital Group	CAD	12	$2,559
expiring 01/15/16, @ FX Rate 86.00	Barclays Capital Group	CAD	12	3,707
expiring 01/20/16, Strike Price $88.00	Barclays Capital Group	CAD	12	13,765
Currency Option CHF vs NOK,
expiring 08/07/16, Strike Price $7.72	Deutsche Bank AG	CHF	9	2,098
Currency Option CHF vs SEK,
expiring 03/23/16, Strike Price $8.26	JPMorgan Chase	CHF	5	3,418
Currency Option EUR vs GBP,
expiring 01/19/16, Strike Price $0.72	Barclays Capital Group	EUR	4	100
expiring 02/16/16, @ FX Rate 0.72	Barclays Capital Group	EUR	4	1,518
Currency Option GBP vs JPY,
expiring 05/12/16, @ FX Rate 175.00	Deutsche Bank AG	GBP	3	5,688
Currency Option GBP vs USD,
expiring 02/10/16, Strike Price $1.48	Hong Kong & Shanghai Bank	GBP	6	11,002
Currency Option USD vs CAD,
expiring 01/13/16, Strike Price $1.35	BNP Paribas		12	95
Currency Option USD vs JPY,
expiring 03/17/16, @ FX Rate 119.25	BNP Paribas		5	5,238
expiring 01/20/16, Strike Price $120.50	Deutsche Bank AG		23	15,809
Currency Option USD vs MXN,
expiring 03/02/16, Strike Price $16.15	Morgan Stanley		5	411
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 11/11/16, Strike Price $238.32	Deutsche Bank AG		14	830
expiring 11/15/16, Strike Price $238.32	Deutsche Bank AG		6	361
Interest Rate Swap Options,
Pay a fixed rate of 2.75% and receive a floating rate based on 3 Month LIBOR, expiring 01/22/16	Deutsche Bank AG		12	—
Pay a fixed rate of 2.95% and receive a floating rate based on 3 Month LIBOR, expiring 06/08/16	Deutsche Bank AG		3	4,358
Pay a fixed rate of 3.25% and receive a floating rate based on 3 Month LIBOR, expiring 03/21/16	Deutsche Bank AG		8	812

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
Pay a fixed rate of 3.35% and receive a floating rate based on 3 Month LIBOR, expiring 01/22/16	Deutsche Bank AG	8	$—
Pay a fixed rate of 3.75% and receive a floating rate based on 3 Month LIBOR, expiring 01/22/16	Deutsche Bank AG	14	—

			71,769

TOTAL OPTIONS PURCHASED (cost $159,594)			97,872

TOTAL SHORT-TERM INVESTMENTS (cost $849,498,186)			849,436,464

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 111.7% (cost $2,523,036,475)			2,481,632,547

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (0.2)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — SHORT
Federal National Mortgage Assoc.
3.000%	TBA	3,258	(3,257,681)
Government National Mortgage Assoc.
4.500%	TBA	1,150	(1,235,531)

TOTAL SECURITIES SOLD SHORT (proceeds received $4,496,138)			(4,493,212)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Currency Option CHF vs SEK,
expiring 03/23/16, Strike Price $9.10	JPMorgan Chase	CHF	5	(740)
Currency Option EUR vs GBP,
expiring 01/19/16, Strike Price $0.77	Hong Kong & Shanghai Bank	EUR	4	(46)
Currency Option GBP vs JPY,
expiring 05/12/16, @ FX Rate 188.50	Deutsche Bank AG	GBP	3	(1,371)
Currency Option NZD vs USD,
expiring 02/01/16, Strike Price $0.70	Citigroup Global Markets	NZD	7	(2,694)

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
Currency Option USD vs CAD,
expiring 01/08/16, @ FX Rate 1.38	Hong Kong & Shanghai Bank		12	$(10,455)
expiring 01/08/16, @ FX Rate 1.39	Barclays Capital Group		12	(3,595)
Currency Option USD vs JPY,
expiring 01/20/16, Strike Price $127.00	Deutsche Bank AG		11	(11)
Currency Option USD vs MXN,
expiring 03/02/16, Strike Price $18.00	Morgan Stanley		5	(2,504)
Interest Rate Swap Options,
Pay a fixed rate of 2.10% and receive a floating rate based on 3 Month LIBOR, expiring 01/24/16	Deutsche Bank AG		13	(2,679)
Pay a fixed rate of 2.15% and receive a floating rate based on 3 Month LIBOR, expiring 01/24/16	Deutsche Bank AG		13	(4,485)
Pay a fixed rate of 1.90% and receive a floating rate based on 3 Month LIBOR, expiring 02/18/17	Deutsche Bank AG		10	(12,131)
Pay a fixed rate of 2.10% and receive a floating rate based on 3 Month LIBOR, expiring 03/11/17	Deutsche Bank AG		3	(5,252)
Pay a fixed rate of 2.10% and receive a floating rate based on 3 Month LIBOR, expiring 03/21/17	Deutsche Bank AG		3	(5,477)

				(51,440)

Put Options
Currency Option CAD vs JPY,
expiring 01/15/16, @ FX Rate 84.50	Barclays Capital Group	CAD	12	(1,210)
expiring 01/15/16, @ FX Rate 88.00	Barclays Capital Group	CAD	12	(13,765)
expiring 01/20/16, Strike Price $85.50	Barclays Capital Group	CAD	12	(2,559)
Currency Option EUR vs GBP,
expiring 01/19/16, Strike Price $0.72	Barclays Capital Group	EUR	4	(100)
Currency Option USD vs JPY,
expiring 01/15/16, @ FX Rate 120.50	Deutsche Bank AG		11	(7,904)
Interest Rate Swap Options,
Receive a fixed rate of 2.90% and pay a floating rate based on 3 Month LIBOR, expiring 02/18/17	Deutsche Bank AG		10	(13,321)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.10% and pay a floating rate based on 3 Month LIBOR, expiring 03/11/17	Deutsche Bank AG	6	$(10,685)
Receive a fixed rate of 3.10% and pay a floating rate based on 3 Month LIBOR, expiring 03/11/17	Deutsche Bank AG	6	(5,954)
Receive a fixed rate of 3.10% and pay a floating rate based on 3 Month LIBOR, expiring 03/11/17	Deutsche Bank AG	3	(2,928)
Receive a fixed rate of 3.10% and pay a floating rate based on 3 Month LIBOR, expiring 03/21/17	Deutsche Bank AG	3	(3,000)

			(61,426)

TOTAL OPTIONS WRITTEN (premiums received $195,490)			(112,866)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 111.5% (cost $2,518,344,847)			2,477,026,469
Liabilities in excess of other assets(z) — (11.5)%			(255,556,310)

NET ASSETS — 100.0%			$2,221,470,159

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $168,849,547; cash collateral of $174,503,174 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(g)	Indicates a security that has been deemed illiquid. (unaudited)
(i)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
191	90 Day Euro Dollar	Mar. 2016	$47,433,098	$47,399,038	$(34,060)
63	2 Year U.S. Treasury Notes	Mar. 2016	13,699,078	13,685,766	(13,312)
55	5 Year U.S.Treasury Notes	Mar. 2016	6,507,156	6,507,617	461
65	10 Year U.S. Treasury Notes	Mar. 2016	8,214,700	8,183,907	(30,793)
77	20 Year U.S. Treasury Bonds	Mar. 2016	11,991,646	11,838,750	(152,896)
2	30 Year Euro BUXL	Mar. 2016	331,200	329,070	(2,130)
124	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	19,682,613	19,677,250	(5,363)
166	ASX SPI 200 Index	Mar. 2016	14,796,912	15,897,683	1,100,771
134	Australian Dollar Currency	Mar. 2016	9,646,020	9,736,440	90,420
411	British Pound Currency	Mar. 2016	38,520,858	37,847,963	(672,895)
263	Canadian Dollar Currency	Mar. 2016	19,351,540	19,022,790	(328,750)
1,240	Euro STOXX 50 Index	Mar. 2016	43,679,998	44,227,480	547,482
334	FTSE 100 Index	Mar. 2016	29,452,409	30,518,066	1,065,657
342	Japanese Yen Currency	Mar. 2016	34,892,743	35,621,438	728,695
1,708	Mini MSCI Emerging Markets Index	Mar. 2016	66,998,060	67,252,500	254,440
618	NASDAQ 100 E-Mini Index	Mar. 2016	56,375,814	56,704,590	328,776
231	Nikkei 225 Index	Mar. 2016	37,917,039	36,573,318	(1,343,721)
260	S&P 500 E-Mini	Mar. 2016	26,519,915	26,460,200	(59,715)
168	S&P/TSX 60 Index	Mar. 2016	18,186,302	18,476,722	290,420
111	Swiss Franc Currency	Mar. 2016	14,051,167	13,919,400	(131,767)

					1,631,720

Short Positions:
191	90 Day Euro Dollar	Mar. 2017	47,149,749	47,091,050	58,699
1	2 Year U.S. Treasury Notes	Mar. 2016	217,531	217,234	297
8	5 Year Euro-Bobl	Mar. 2016	1,141,822	1,136,050	5,772
712	5 Year U.S. Treasury Notes	Mar. 2016	84,422,088	84,244,063	178,025
9	10 Year Euro-Bund	Mar. 2016	1,556,538	1,544,584	11,954
3	10 Year Japanese Bonds	Mar. 2016	3,711,219	3,719,955	(8,736)
5	10 Year U.K. Gilt	Mar. 2016	864,697	860,717	3,980
637	10 Year U.S. Treasury Notes	Mar. 2016	80,085,939	80,202,281	(116,342)
10	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	1,569,266	1,586,875	(17,609)
160	Euro Currency	Mar. 2016	21,778,154	21,772,000	6,154
9	Euro-BTP Italian Government Bond	Mar. 2016	1,346,230	1,348,968	(2,738)
30	Russell 2000 Mini Index	Mar. 2016	3,322,230	3,394,500	(72,270)
233	S&P 500 E-Mini	Mar. 2016	23,365,126	23,712,410	(347,284)

					(300,098)

					$1,331,622

(1)	Cash of $22,560,170 and U.S. Treasury Obligation with a market value of $126,480 have been segregated with Goldman Sachs & Co. to cover requirement for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 02/09/16	Hong Kong & Shanghai Bank	GBP	80	$118,565	$117,947	$(618)
Expiring 02/09/16	Morgan Stanley	GBP	70	103,758	103,203	(555)
Canadian Dollar,
Expiring 01/11/16	Canadian Imperial Bank of Commerce	CAD	856	615,000	618,262	3,262
Expiring 01/11/16	Goldman Sachs & Co.	CAD	208	149,515	150,234	719
Expiring 01/11/16	Morgan Stanley	CAD	77	55,485	55,735	250
Euro,
Expiring 01/06/16	Morgan Stanley	EUR	300	328,775	326,076	(2,699)
Expiring 01/06/16	Morgan Stanley	EUR	226	245,256	245,644	388
Expiring 01/06/16	State Street Bank	EUR	50	54,642	54,346	(296)
Japanese Yen,
Expiring 01/15/16	Goldman Sachs & Co.	JPY	117,503	964,983	977,919	12,936
Expiring 01/15/16	Hong Kong & Shanghai Bank	JPY	20,684	170,017	172,141	2,124
Expiring 01/19/16	Deutsche Bank AG	JPY	50,917	422,337	423,790	1,453
Expiring 01/19/16	UBS AG	JPY	19,396	160,000	161,434	1,434
Mexican Peso,
Expiring 01/06/16	Societe Generale	MXN	3,804	228,993	220,621	(8,372)
New Zealand Dollar,
Expiring 01/29/16	Deutsche Bank AG	NZD	170	111,245	116,036	4,791

				$3,728,571	$3,743,388	14,817

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/06/16	Bank of New York Mellon	GBP	25	$37,450	$36,856	$594
Expiring 01/06/16	BNP Paribas	GBP	5,169	7,766,785	7,620,292	146,493
Expiring 02/04/16	Barclays Capital Group	GBP	2,615	3,993,105	3,874,384	118,721
Canadian Dollar,
Expiring 01/06/16	Bank of New York Mellon	CAD	25	18,367	18,068	299
Expiring 01/06/16	Hong Kong & Shanghai Bank	CAD	5,167	3,865,895	3,734,240	131,655
Expiring 01/11/16	Citigroup Global Markets	CAD	283	205,000	204,652	348
Expiring 01/11/16	Morgan Stanley	CAD	312	225,000	225,734	(734)
Euro,
Expiring 01/06/16	Bank of New York Mellon	EUR	175	190,608	190,211	397
Expiring 01/06/16	Goldman Sachs & Co.	EUR	99	107,670	107,605	65
Expiring 01/06/16	Goldman Sachs & Co.	EUR	6	6,553	6,522	31
Expiring 01/06/16	Morgan Stanley	EUR	75	82,254	81,519	735
Expiring 01/06/16	UBS AG	EUR	14,548	15,409,344	15,812,504	(403,160)
Expiring 01/06/16	UBS AG	EUR	1,981	2,098,288	2,153,187	(54,899)
Japanese Yen,
Expiring 01/07/16	Bank of America	JPY	28,119	228,813	233,976	(5,163)
Expiring 01/07/16	BNP Paribas	JPY	1,000	8,133	8,322	(189)
Expiring 01/07/16	Goldman Sachs & Co.	JPY	10,000	82,936	83,210	(274)
Expiring 01/07/16	Morgan Stanley	JPY	28,119	228,701	233,976	(5,275)
Expiring 01/07/16	Morgan Stanley	JPY	15,000	122,127	124,816	(2,689)
Expiring 01/19/16	Deutsche Bank AG	JPY	68,693	567,500	571,745	(4,245)
Expiring 01/19/16	Deutsche Bank AG	JPY	50,942	420,000	424,000	(4,000)
Expiring 01/19/16	Hong Kong & Shanghai Bank	JPY	43,387	360,000	361,122	(1,122)
Expiring 01/19/16	Morgan Stanley	JPY	17,427	145,000	145,047	(47)
Expiring 01/19/16	Royal Bank of Scotland Group PLC	JPY	43,378	360,000	361,046	(1,046)
Expiring 01/19/16	UBS AG	JPY	50,620	420,000	421,317	(1,317)
New Zealand Dollar,
Expiring 01/06/16	Goldman Sachs & Co.	NZD	170	116,894	116,222	672

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Zealand Dollar (continued),
Expiring 01/06/16	Standard Chartered PLC	NZD	577	$377,536	$394,472	$(16,936)

				$37,443,959	$37,545,045	(101,086)

						$(86,269)

Cross currency exchange contracts outstanding at December 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/19/16	Buy	CAD	495	JPY	44,539	$(12,955)	Goldman Sachs & Co.
03/22/16	Buy	CHF	340	SEK	2,909	(4,311)	JPMorgan Chase
01/19/16	Buy	EUR	100	GBP	73	636	Hong Kong & Shanghai Bank
01/19/16	Buy	EUR	103	GBP	75	238	Hong Kong & Shanghai Bank
02/16/16	Buy	EUR	210	GBP	154	1,879	Citigroup Global Markets
01/19/16	Buy	GBP	76	EUR	105	(2,432)	Barclays Capital Group
01/19/16	Buy	GBP	73	EUR	100	(1,444)	Citigroup Global Markets
02/16/16	Buy	GBP	74	EUR	100	386	Barclays Capital Group
02/16/16	Buy	GBP	78	EUR	105	267	Deutsche Bank AG
02/16/16	Buy	GBP	78	EUR	105	97	Morgan Stanley
02/16/16	Buy	GBP	82	EUR	111	413	Morgan Stanley
03/16/16	Buy	GBP	75	JPY	13,519	(2,111)	Goldman Sachs & Co.
01/19/16	Buy	JPY	9,217	CND	105	825	Barclays Capital Group
01/19/16	Buy	JPY	21,869	CND	245	4,952	Barclays Capital Group
01/19/16	Buy	JPY	12,283	CND	140	1,049	Deutsche Bank AG
03/22/16	Buy	SEK	2,909	CHF	340	4,279	Deutsche Bank AG

						$(8,232)

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
10,270	09/24/17	0.955%	USCPIU(2)	$(31,382)	$—	$(31,382)	Credit Suisse First Boston Corp.
9,900	12/21/17	1.240%	USCPIU(2)	(29,046)	—	(29,046)	Goldman Sachs & Co.
4,125	09/22/20	1.430%	USCPIU(2)	(14,249)	—	(14,249)	Deutsche Bank AG
2,000	11/20/25	1.865%	USCPIU(1)	6,297	—	6,297	Bank of America
2,000	12/04/25	1.938%	USCPIU(1)	(6,239)	—	(6,239)	Goldman Sachs & Co.
3,200	01/09/26	1.908%	USCPIU(1)	—	—	—	Deutsche Bank AG

				$(74,619)	$—	$(74,619)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31,2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR 435	12/24/45	1.700%	6 Month LIBOR(1)	$—	$(10,629)	$(10,629)
10,290	10/31/22	1.907%	3 Month LIBOR(1)	—	63,622	63,622
200	02/25/25	2.800%	3 Month LIBOR(1)	—	(12,816)	(12,816)
400	09/25/25	2.160%	3 Month LIBOR(2)	—	909	909
270	05/15/41	2.560%	3 Month LIBOR(1)	—	4,982	4,982
264	05/15/41	2.598%	3 Month LIBOR(1)	—	2,937	2,937
140	05/15/41	2.656%	3 Month LIBOR(1)	—	1,063	1,063

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
160	12/04/45	2.550%	3 Month LIBOR(2)	$—	$(3,628)	$(3,628)

				$—	$46,440	$46,440

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2015(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
ASTALDI SPA	12/20/20	5.000%	EUR	20	8.836%	$(3,030)	$(1,776)	$(1,254)	Citigroup Global Markets
CCO Holdings LLC	09/20/17	8.000%		300	*	39,557	—	39,557	Deutsche Bank AG

						$36,527	$(1,776)	$38,303

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation
Centrally cleared credit default swaps—Buy Protection(2):
CDX.NA.HY.25.V1	12/20/20	10,520	5.000%	$(21,040)	$134,283	$155,323
CDX.NA.IG.25.V1	12/20/20	28,920	1.000%	(199,698)	(164,806)	34,892

				$(220,738)	$(30,523)	$190,215

Cash of $1,209,370 has been segregated with Barclays Capital Group and Goldman Sachs & Co. to cover requirement for open centrally cleared interest rate and credit default swap contracts as of December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	03/04/16	170	Pay fixed payments on the BCOM Index and receive variable payments based on the 1 Month U.S. Treasury Bill Rate	$(546,595)	$—	$(546,595)
Deutsche Bank AG	01/22/16	91	Pay fixed payments on the RMS G Index and receive variable payments based on the 3 Month LIBOR +26bps	7,041,444	—	7,041,444
Deutsche Bank AG	01/22/16	44	Pay fixed payments on the RMS G Index and receive variable payments based on the 3 Month LIBOR +27bps	(733,050)	—	(733,050)
JPMorgan Chase	03/04/16	1,238	Pay fixed payments on the BCOM Index and receive variable payments based on the 1 Month U.S. Treasury Bill Rate	(1,179,757)	—	(1,179,757)

				$4,582,042	$—	$4,582,042

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$319,216,622	$146,294,352	$—
Exchange Traded Funds	175,773,109	—	—
Preferred Stocks	4,271,272	7,602,079	2,235,597
Rights	—	101	—
Asset-Backed Securities
Collateralized Loan Obligations	—	4,830,853	—
Non-Residential Mortgage-Backed Securities	—	48,022,905	—
Residential Mortgage-Backed Securities	—	4,429,728	—
Bank Loans	—	17,686,587	2,227,277
Commercial Mortgage-Backed Securities	—	68,595,237	—
Convertible Bonds	—	1,576,594	—
Corporate Bonds	—	483,719,911	614,574
Foreign Government Bonds	—	8,249,160	—
Municipal Bonds	—	3,780,271	—
Residential Mortgage-Backed Securities	—	18,775,852	—
U.S. Government Agency Obligations	—	239,402,573	—
U.S. Treasury Obligations	—	74,891,429	—
Affiliated Money Market Mutual Fund	849,338,592	—	—
Options Purchased	—	97,872	—
Short Sales—U.S. Government Agency Obligations	—	(4,493,212)	—
Options Written	—	(112,866)	—
Other Financial Instruments*
Futures	1,331,622	—	—
OTC Forward Foreign Currency Contracts	—	(86,269)	—
OTC Cross Currency Exchange Contracts	—	(8,232)	—
OTC interest rate swaps	—	(74,619)	—
Centrally cleared interest rate swaps	—	46,440	—
OTC credit default swaps	—	36,527	—
Centrally cleared credit default swaps	—	190,215	—
OTC Total Return Swaps	—	4,582,042	—

Total	$1,349,931,217	$1,128,035,530	$5,077,448

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (7.9% represents investments purchased with collateral from securities on loan)	38.2%
U.S. Government Agency Obligations	10.8
Exchange Traded Funds	7.9
Banks	5.8
U.S. Treasury Obligations	3.4
Commercial Mortgage-Backed Securities	3.1
Pharmaceuticals	2.6
Media	2.2
Non-Residential Mortgage-Backed Securities	2.2
Telecommunications	1.9
Oil & Gas	1.5
Diversified Financial Services	1.4
Insurance	1.3
Software	1.3
Health Care Providers & Services	1.2
Retail	1.1
Residential Mortgage-Backed Securities	1.0
Aerospace & Defense	1.0
Oil, Gas & Consumable Fuels	1.0
Biotechnology	0.9
Internet Software & Services	0.9
Chemicals	0.7
Technology Hardware, Storage & Peripherals	0.7
Healthcare-Services	0.7
Specialty Retail	0.7
Pipelines	0.7
Tobacco	0.6
Electric	0.6
Real Estate Investment Trusts (REITs)	0.6
Healthcare-Products	0.5
IT Services	0.5
Diversified Telecommunication Services	0.5
Foods	0.5
Capital Markets	0.5
Beverages	0.5
Commercial Services	0.4
Consumer Finance	0.4
Semiconductors & Semiconductor Equipment	0.4
Internet	0.4
Hotels, Restaurants & Leisure	0.4
Foreign Government Bonds	0.4
Communications Equipment	0.4
Machinery	0.4
Lodging	0.4
Food & Staples Retailing	0.3
Automobiles	0.3
Diversified Consumer Services	0.3
Semiconductors	0.3
Packaging & Containers	0.3

Airlines	0.3%
Agriculture	0.3
Distribution/Wholesale	0.3
Auto Components	0.3
Home Builders	0.3
Food Products	0.2
Building Materials	0.2
Transportation	0.2
Road & Rail	0.2
Auto Manufacturers	0.2
Auto Parts & Equipment	0.2
Collateralized Loan Obligations	0.2
Wireless Telecommunication Services	0.2
Industrial Conglomerates	0.2
Health Care Equipment & Supplies	0.2
Energy Equipment & Services	0.2
Municipal Bonds	0.2
Household Durables	0.2
Internet & Catalog Retail	0.2
Electric Utilities	0.2
Mining	0.2
Computers	0.2
Multi-Utilities	0.1
Air Freight & Logistics	0.1
Miscellaneous Manufacturing	0.1
Household Products	0.1
Metals & Mining	0.1
Textiles, Apparel & Luxury Goods	0.1
Real Estate Management & Development	0.1
Electronic Equipment, Instruments & Components	0.1
Entertainment	0.1
Household Products/Wares	0.1
Personal Products	0.1
Electrical Equipment	0.1
Electronics	0.1
Real Estate	0.1
Building Products	0.1
Holding Companies-Diversified	0.1
Engineering & Construction	0.1
Iron/Steel	0.1
Office/Business Equipment	0.1
Coal	0.1
Oil & Gas Services	0.1
Advertising	0.1
Food Service	0.1
Commercial Services & Supplies	0.1
Professional Services	0.1
Containers & Packaging	0.1
Transportation Infrastructure	0.1
U.S. Government Agency Obligations—Shorts	(0.2)

111.5
Liabilities in excess of other assets	(11.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, interest rate risk, equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$259,188	*	Due from/to broker-variation margin futures	$383,979	*
Interest rate contracts	Due from/to broker-variation margin swaps	73,513	*	Due from/to broker-variation margin swaps	27,073	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	6,297		Unrealized depreciation on OTC swap agreements	80,916
Interest rate contracts	Unaffiliated investments	6,361		Options written outstanding, at value	65,912
Foreign exchange contracts	Due from/to broker-variation margin futures	825,269	*	Due from/to broker-variation margin futures	1,133,412	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	427,367		Unrealized depreciation on OTC forward foreign currency exchange contracts	513,636
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	15,021		Unrealized depreciation on OTC cross currency exchange contracts	23,253
Foreign exchange contracts	Unaffiliated investments	91,511		Options written outstanding, at value	46,954
Credit contracts	Due from/to broker-variation margin swaps	190,215	*	—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	39,557		Unrealized depreciation on OTC swap agreements	1,254
Credit contracts	—	—		Premiums received for OTC swap agreements	1,776
Equity contracts	Due from/to broker-variation margin futures	3,587,546	*	Due from/to broker-variation margin futures	1,822,990	*
Equity contracts	Unrealized appreciation on OTC swap agreements	7,041,444		Unrealized depreciation on OTC swap agreements	2,459,402
Equity contracts	Unaffiliated investments	101		—	—

Total		$12,563,390			$6,560,557

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-trade swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$(209,145)	$143,372	$(5,610,073)	$(2,752,999)	$—	$(8,428,845)
Foreign exchange contracts	(387,220)	313,409	10,245,880	—	6,157,839	16,329,908
Credit contracts	—	—	—	318,878	—	318,878
Equity contracts	—	—	11,346,690	(41,670,009)	—	(30,323,319)

Total	$(596,365)	$456,781	$15,982,497	$(44,104,130)	$6,157,839	$(22,103,378)

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Options Written	Futures	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$(37,848)	$34,495	$940,660	$723,638	$—	$1,660,945
Foreign exchange contracts	—	(50,909)	40,531	(3,381,934)	—	(2,041,666)	(5,433,978)
Credit contracts	—	—	—	—	171,050	—	171,050
Equity contracts	101	—	—	(2,564,220)	7,131,096	—	4,566,977

Total	$101	$(88,757)	$75,026	$(5,005,494)	$8,025,784	$(2,041,666)	$964,994

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts - Purchased(4)	Forward Foreign Currency Exchange Contracts - Sold(4)
$167,676	$159	$899,307,172	$457,128,176	$5,147,906	$43,466,907

Cross Currency Exchange Contracts(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements - Sell Protection(2)	Credit Default Swap Agreements - Buy Protection(5)	Total Return Swap Agreements(2)
$834,268	$55,124	$14,785	$13,212	$7,179

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$6,297	$(6,297)	$—	$—
Bank of New York Mellon	1,290	—	—	1,290
Barclays Capital Group	155,806	(23,661)	—	132,145
BNP Paribas	165,962	(189)	—	165,773
Canadian Imperial Bank of Commerce	3,262	—	—	3,262
Citigroup Global Markets	2,227	(2,227)	—	—
Credit Sussie First Boston Corp.	—	—	—	—
Deutsche Bank AG	7,122,796	(830,742)	(9,210,000)	—
Goldman Sachs & Co.	14,423	(14,423)	—	—
Hong Kong & Shanghai Bank	148,349	(12,241)	—	136,108
JPMorgan Chase	3,418	(3,418)	—	—
Morgan Stanley	2,294	(2,294)	—	—
Royal Bank of Scotland Group PLC	—	—	—	—
Societe Generale	—	—	—	—
Standard Chartered PLC	—	—	—	—
State Street Bank	—	—	—	—
UBS AG	1,434	(1,434)	—	—

	$7,627,558

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(551,758)	$6,297	$580,000	$—
Bank of New York Mellon	—	—	—	—
Barclays Capital Group	(23,661)	23,661	—	—
BNP Paribas	(189)	189	—	—
Canadian Imperial Bank of Commerce	—	—	—	—
Citigroup Global Markets	(7,168)	2,227	—	(4,941)
Credit Suisse First Boston Corp.	(31,382)	—	—	(31,382)
Deutsche Bank AG	(830,742)	830,742	—	—
Goldman Sachs & Co.	(50,625)	14,423	—	(36,202)
Hong Kong & Shanghai Bank	(12,241)	12,241	—	—
JPMorgan Chase	(1,184,808)	3,418	600,000	(581,390)
Morgan Stanley	(14,503)	2,294	—	(12,209)
Royal Bank of Scotland Group PLC	(1,046)	—	—	(1,046)
Societe Generale	(8,372)	—	—	(8,372)
Standard Chartered PLC	(16,936)	—	—	(16,936)
State Street Bank	(296)	—	—	(296)
UBS AG	(459,376)	1,434	—	(457,942)

	$(3,193,103)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $168,849,547:
Unaffiliated investments (cost $1,673,697,883)	$1,632,293,955
Affiliated investments (cost $849,338,592)	849,338,592
Cash	183,010
Foreign currency, at value (cost $6,722,513)	6,705,681
Deposit with Broker for futures and centrally cleared swaps	23,769,540
Receivable for investments sold	45,726,693
Dividends and interest receivable	8,944,246
Unrealized appreciation on OTC swap agreements	7,087,298
Cash segregated for Counterparty - OTC	1,180,000
Tax reclaim receivable	461,929
Unrealized appreciation on OTC forward foreign currency contracts	427,367
Receivable for fund share sold	132,039
Receivable from affiliate	18,713
Unrealized appreciation on OTC cross currency exchange contracts	15,021
Prepaid expenses	17,875

Total Assets	2,576,301,959

LIABILITIES:
Payable to broker for collateral for securities on loan	174,503,174
Payable for investments purchased	157,201,488
Cash segregated from Counterparty - OTC	9,210,000
Due to broker-variation margin futures	4,957,475
U.S. Government Agency Obligations - Short (proceeds received $4,496,138)	4,493,212
Unrealized depreciation on OTC swap agreements	2,541,572
Advisory fees payable	850,451
Unrealized depreciation on OTC forward foreign currency contracts	513,636
Accrued expenses and other liabilities	276,433
Options written outstanding, at value (premiums received $195,490)	112,866
Distribution fee payable	61,920
Interest payable on securities sold short	43,773
Due to broker-variation margin swaps	24,395
Unrealized depreciation on OTC cross currency exchange contracts	23,253
Payable for fund share repurchased	14,720
Premiums received for OTC swap agreements	1,776
Foreign capital gains tax liability accrued	1,125
Affiliated transfer agent fee payable	340
Deferred trustees’ fees	191

Total Liabilities	354,831,800

NET ASSETS	$2,221,470,159

Net assets were comprised of:
Paid-in capital	$1,899,608,043
Retained earnings	321,862,116

Net assets, December 31, 2015	$2,221,470,159

Net asset value and redemption price per share, $2,221,470,159 / 190,884,646 outstanding shares of beneficial interest	$11.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$33,349,890
Unaffiliated dividend income (net) (foreign withholding tax $401,393, includes $6,566 reimbursable by an affiliate)	14,597,650
Affiliated dividend income	1,280,842
Affiliated income from securities lending, net	716,129

49,944,511

EXPENSES
Advisory fees	20,616,616
Distribution fee	4,038,589
Custodian and accounting fees	630,000
Interest expense	112,887
Audit fee	63,000
Trustees’ fees	32,000
Insurance expenses	28,000
Legal fees and expenses	16,000
Shareholders’ reports	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	317
Miscellaneous	27,816

Total expenses	25,588,225

NET INVESTMENT INCOME	24,356,286

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(75,928))	29,353,189
Futures transactions	15,982,497
Options written transactions	456,781
Swap agreements transactions	(44,104,130)
Foreign currency transactions	4,525,937

6,214,274

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(1,125))	(103,684,386)
Futures	(5,005,494)
Options written	75,026
Swap agreements	8,025,784
Foreign currencies	(2,061,844)

(102,650,914)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(96,436,640)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(72,080,354)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$24,356,286	$23,084,864
Net realized gain on investment and foreign currency transactions	6,214,274	135,047,178
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(102,650,914)	(51,096,808)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(72,080,354)	107,035,234

FUND SHARE TRANSACTIONS:
Fund share sold [9,223,340 and 7,853,129 shares, respectively]	110,341,719	92,715,890
Fund share repurchased [12,141,841 and 6,931,357 shares, respectively]	(142,705,036)	(81,573,897)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(32,363,317)	11,141,993

TOTAL INCREASE (DECREASE) IN NET ASSETS	(104,443,671)	118,177,227
NET ASSETS:
Beginning of year	2,325,913,830	2,207,736,603

End of year	$2,221,470,159	$2,325,913,830

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 113.1% ASSET-BACKED SECURITIES — 7.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligations — 0.4%
Hillmark Funding Ltd. (Cayman Islands), Series 2006-1A, Class A1, 144A	0.628%	(c)	05/21/21	14,550	$14,283,597

Collateralized Loan Obligations — 1.4%
ACAS CLO Ltd. (Cayman Islands), Series 2012-1A, Class BR, 144A	2.890%	(c)	09/20/23	1,050	1,052,230
ALM VII R Ltd., Series 2013-7RA, Class A2, 144A	2.170%	(c)	04/24/24	1,857	1,833,031
ALM VII R-2 Ltd., Series 2013-7R2A, Class A2, 144A	2.170%	(c)	04/24/24	2,627	2,600,747
ALM XIV Ltd. (Cayman Islands), Series 2014-14A, Class A1, 144A	1.753%	(c)	07/28/26	3,000	2,970,003
AMMC CLO 17 Ltd. (Cayman Islands), Series 2015-17A, Class B, 144A	2.786%	(c)	11/15/27	330	327,046
Anchorage Capital CLO 6 Ltd. (Cayman Islands), Series 2015-6A, Class A1, 144A	1.860%	(c)	04/15/27	610	603,995
Anchorage Capital CLO 6 Ltd. (Cayman Islands), Series 2015-6A, Class B, 144A	2.370%	(c)	04/15/27	250	244,596
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2A, 144A	2.372%	(c)	07/13/25	800	773,558
Apidos CLO IX (Cayman Islands), Series 2012-9AR, Class BR, 144A	2.170%	(c)	07/15/23	985	976,899
Apidos CLO XI (Cayman Islands), Series 2012-11A, Class A, 144A	1.705%	(c)	01/17/23	2,000	1,975,143
Apidos CLO XII (Cayman Islands), Series 2013-12A, Class A, 144A	1.420%	(c)	04/15/25	6,370	6,263,438
Apidos CLO XV (Cayman Islands), Series 2013-15A, Class A1, 144A	1.667%	(c)	10/20/25	500	493,930
Apidos CLO XVIII (Cayman Islands), Series 2014-18A, Class A1, 144A	1.732%	(c)	07/22/26	250	248,023
ARES CLO Ltd. (Cayman Islands), Series 2012-2A, Class CR, 144A	3.321%	(c)	10/12/23	300	293,944
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.417%	(c)	04/20/25	2,420	2,370,908
BlueMountain CLO 2013-2 Ltd. (Cayman Islands), Series 2013-2A, Class A, 144A	1.520%	(c)	01/22/25	250	245,774
BlueMountain CLO 2014-2 Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.742%	(c)	07/20/26	250	247,969
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	1.813%	(c)	10/20/27	4,000	3,947,957
CIFC Funding Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	0.674%	(c)	03/01/21	410	408,997
CIFC Funding Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A	0.601%	(c)	05/10/21	4,041	4,018,155
CIFC Funding Ltd. (Cayman Islands), Series 2011-1A, Class A1R, 144A	1.615%	(c)	01/19/23	3,978	3,971,662
CIFC Funding Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A	1.802%	(c)	12/05/24	260	259,632
CIFC Funding Ltd. (Cayman Islands), Series 2013-4A, Class B1, 144A	2.257%	(c)	11/27/24	1,140	1,123,171
CIFC Funding Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.815%	(c)	04/18/25	1,350	1,340,028
CIFC Funding Ltd. (Cayman Islands), Series 2015-3A, Class B, 144A	2.415%	(c)	10/19/27	680	669,467
Fraser Sullivan CLO VII Ltd. (Cayman Islands), Series 2012-7A, Class BR, 144A	2.787%	(c)	04/20/23	540	528,900

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Galaxy XV CLO Ltd. (Cayman Islands), Series 2013-15A, Class A, 144A	1.570%	(c)	04/15/25	1,010	$996,228
Galaxy XX CLO Ltd. (Cayman Islands), Series 2015-20A, Class A, 144A	1.731%	(c)	07/20/27	670	661,472
Highbridge Loan Management Ltd. (Cayman Islands), Series 2012-1A, Class A2R, 144A	2.820%	(c)	09/20/22	790	791,420
ING IM CLO Ltd. (Cayman Islands), Series 2012-1A, Class A2R, 144A	2.352%	(c)	03/14/22	500	491,113
Madison Park Funding IX Ltd. (Cayman Islands), Series 2012-9A, Class AR, 144A	1.652%	(c)	08/15/22	2,500	2,489,441
Muir Woods CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.102%	(c)	09/14/23	500	499,041
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	1.320%	(c)	04/26/26	500	485,395
OCP CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.845%	(c)	04/17/27	130	129,110
OCP CLO Ltd. (Cayman Islands), Series 2015-8A, Class A2A, 144A	2.415%	(c)	04/17/27	170	166,372
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.470%	(c)	07/22/25	290	286,400
OZLM VII Ltd. (Cayman Islands), Series 2014-7A, Class A1B, 144A	1.805%	(c)	07/17/26	250	247,740
OZLM XII Ltd. (Cayman Islands), Series 2015-12A, Class A1, 144A	1.772%	(c)	04/30/27	1,000	989,630
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017%	(c)	10/20/23	250	249,619
Sound Point CLO IV Ltd. (Cayman Islands), Series 2013-3A, Class A, 144A	1.687%	(c)	01/21/26	2,500	2,462,953
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.677%	(c)	10/20/26	600	589,556
TICP CLO I Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.777%	(c)	07/20/27	1,000	983,781
Venture XX CLO Ltd. (Cayman Islands), Series 2015-20A, Class B1, 144A	2.421%	(c)	04/15/27	450	441,604
Voya CLO Ltd. (Cayman Islands), Series 2012-2AR, Class BR, 144A	2.271%	(c)	10/15/22	760	755,470
Voya CLO Ltd. (Cayman Islands), Series 2012-3AR, Class AR, 144A	1.641%	(c)	10/15/22	1,000	993,591

					54,499,139

Non-Residential Mortgage-Backed Securities — 3.1%
AmeriCredit Automobile Receivables, Series 2015-1, Class C	2.510%		01/08/21	17,250	17,115,533
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	11,415	11,401,602
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	2,000	1,975,029
Colony American Finance Ltd. (Cayman Islands), Series 2015-1, Class A, 144A	2.896%		10/15/47	6,169	6,070,350
CPS Auto Receivables Trust, Series 2015-B, Class A, 144A	1.650%		11/15/19	3,738	3,706,084
CPS Auto Receivables Trust, Series 2015-C, Class C, 144A	3.420%		08/16/21	4,045	4,020,040
Credit Acceptance Auto Loan Trust, Series 2015-1A, Class A, 144A	2.000%		07/15/22	2,000	1,983,409
Litigation Fee Residual Funding,	4.000%		10/01/27	1,820	1,816,610

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Navient Private Education Loan Trust, Series 2014-AA, Class B, 144A	3.500%		08/15/44	3,000	$2,724,508
Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 144A	2.650%		12/15/28	7,000	6,830,555
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class B, 144A	2.080%	(c)	07/15/19	290	290,114
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 144A	2.430%		06/18/24	430	428,516
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A	3.190%		03/18/26	6,195	6,156,591
OneMain Financial Issuance Trust, Series 2015-1A, Class B, 144A	3.850%		03/18/26	3,800	3,843,092
OneMain Financial Issuance Trust, Series 2015-1A, Class C, 144A	5.120%		03/18/26	2,500	2,537,625
OneMain Financial Issuance Trust, Series 2015-1A, Class D, 144A	6.630%		03/18/26	1,350	1,375,272
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 144A	4.320%		07/18/25	1,370	1,360,122
OneMain Financial Issuance Trust, Series 2015-2A, Class D, 144A	5.640%		07/18/25	670	660,922
OZLM VII Ltd. (Cayman Islands), Series 2014-7A, Class A2A, 144A	2.365%	(c)	07/17/26	1,000	989,104
OZLM XI Ltd. (Cayman Islands), Series 2015-11A, Class A1A, 144A	1.872%	(c)	01/30/27	3,070	3,046,914
Santander Drive Auto Receivables Trust (Spain), Series 2014-S4, Class R, 144A	1.430%		04/16/19	87	87,238
Santander Drive Auto Receivables Trust, Series 2012-4, Class C	2.940%		12/15/17	2,363	2,373,643
Santander Drive Auto Receivables Trust, Series 2014-2, Class C	2.330%		11/15/19	14,065	14,086,103
Santander Drive Auto Receivables Trust, Series 2014-S1, Class R, 144A	1.420%		08/16/18	13	12,828
Santander Drive Auto Receivables Trust, Series 2014-S3, Class R, 144A	1.430%		02/19/19	67	66,964
Santander Drive Auto Receivables Trust, Series 2014-S5, Class R, 144A	1.430%		06/18/19	101	100,775
SLC Private Student Loan Trust, Series 2006-A, Class C	1.072%	(c)	07/15/36	1,200	1,049,628
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3	0.842%	(c)	03/15/24	5,543	5,230,810
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3	0.712%	(c)	06/15/23	1,735	1,669,218
SLM Private Education Loan Trust, Series 2010-C, Class A2, 144A	3.076%	(c)	12/16/19	160	160,446
SLM Private Education Loan Trust, Series 2013-B, Class B, 144A	3.000%		05/16/44	1,615	1,563,484
SMB Private Education Loan Trust, Series 2015-B, Class A2B, 144A	1.530%	(c)	07/15/27	430	423,088
SMB Private Education Loan Trust, Series 2015-B, Class A3, 144A	2.080%	(c)	05/17/32	1,140	1,135,379
SMB Private Education Loan Trust, Series 2015-B, Class B, 144A	3.500%		12/17/40	970	890,029
SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 144A	3.020%		10/25/27	3,365	3,365,274
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 144A	2.550%		08/27/29	1,330	1,318,596

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 144A	2.510%		09/27/32	1,255	$1,232,108
Springleaf Funding Trust, Series 2014-AA, Class B, 144A	3.450%		12/15/22	100	99,762
Springleaf Funding Trust, Series 2015-AA, Class B, 144A	3.620%		11/15/24	1,613	1,595,604
World Financial Network Credit Card Master Trust, Series 2012-C, Class A	2.230%		08/15/22	2,595	2,604,630
World Financial Network Credit Card Master Trust, Series 2012-C, Class C	4.550%		08/15/22	810	835,996

					118,233,595

Residential Mortgage-Backed Securities — 2.3%
American Homes 4 Rent, Series 2014-SFR1, Class A, 144A	1.350%	(c)	06/17/31	783	767,734
B2R Mortgage Trust, Series 2015-1, Class A1, 144A	2.524%		05/15/48	303	296,581
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class M1	0.972%	(c)	06/25/36	5,100	4,431,342
BNC Mortgage Loan Trust, Series 2007-2, Class A2	0.522%	(c)	05/25/37	1,840	1,786,518
Colony American Homes, Series 2015-1A, Class A, 144A	1.550%	(c)	07/17/32	769	751,283
Countrywide Asset-Backed Certificates, Series 2005-6, Class M4	1.082%	(c)	12/25/35	5,000	4,241,472
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 4Q1B, 144A	0.497%	(c)	12/15/33	519	437,894
DB Master Finance LLC, Series 2015-1A, Class A2I, 144A	3.262%		02/20/45	3,677	3,638,563
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	0.961%	(c)	05/25/40	1,187	1,076,894
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	0.662%	(c)	06/25/32	921	911,055
First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A5	0.782%	(c)	11/25/35	4,400	3,148,259
Fremont Home Loan Trust, Series 2006-3, Class 2A3	0.592%	(c)	02/25/37	21,573	12,075,169
Invitation Homes Trust, Series 2013-SFR1, Class A, 144A	1.450%	(c)	12/17/30	913	895,247
Invitation Homes Trust, Series 2015-SFR3, Class A, 144A	1.650%	(c)	08/17/32	966	947,725
LCM IX LP (Cayman Islands), Series 9A, Class A, 144A	1.521%	(c)	07/14/22	470	468,088
LCM IX LP (Cayman Islands), Series 9A, Class C, 144A	3.171%	(c)	07/14/22	500	501,483
LCM XIV LP (Cayman Islands), Series 14A, Class A, 144A	1.470%	(c)	07/15/25	250	245,133
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A4, 144A	0.722%	(c)	06/25/37	12,562	7,963,110
Lehman XS Trust, Series 2007-2N, Class 3A3	0.592%	(c)	02/25/37	10,558	5,911,717
MASTR Asset-Backed Securities Trust, Series 2005-WF1, Class M2	0.852%	(c)	06/25/35	6,100	5,789,372
Morgan Stanley ABS Capital I, Inc., Trust, Series 2007-HE7, Class A2C	1.672%	(c)	07/25/37	8,600	5,843,944
Progress Residential Trust, Series 2015-SFR1, Class A, 144A	1.760%	(c)	02/17/32	6,000	5,920,901

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Progress Residential Trust, Series 2015-SFR1, Class E, 144A	4.360%	(c)	02/17/32	347	$343,852
Progress Residential Trust, Series 2015-SFR2, Class A, 144A	2.740%		06/12/32	510	497,680
Silver Bay Realty Trust, Series 2014-1, Class A, 144A	1.350%	(c)	09/17/31	294	286,489
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-MN1A, Class A1, 144A	0.652%	(c)	01/25/37	28,687	17,180,830
Tricon American Homes Trust, Series 2015-SFR1, Class A, 144A	1.600%	(c)	05/17/32	350	342,802

					86,701,137

TOTAL ASSET-BACKED SECURITIES (cost $276,768,551)					273,717,468

BANK LOANS(c) — 0.2%
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA (Luxembourg), Tranche Term Loan B-2	3.750%		06/30/19	4,290	4,049,760
Level 3 Financing, Inc., Tranche Term Loan B	4.000%		01/15/20	2,890	2,838,824

					6,888,584

Hotels, Restaurants & Leisure
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%		10/11/20	2,029	1,834,609

TOTAL BANK LOANS (cost $9,084,762)					8,723,193

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.6%
American Home Mortgage Assets Trust, Series 2006-5, Class A1	1.177%	(c)	11/25/46	190	96,294
American Homes 4 Rent Trust, Series 2015-SFR2, Class D, 144A	5.036%		10/17/25	600	590,256
AmeriCredit Automobile Receivables 2015-4, Series 2015-4, Class B	2.110%		01/08/21	570	566,589
AmeriCredit Automobile Receivables 2015-4, Series 2015-4, Class C	2.880%		07/08/21	360	357,785
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 144A	4.500%	(c)	11/25/45	880	878,453
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class F, 144A	3.716%	(c)	04/14/33	920	798,656
Banc of America Commercial Mortgage Trust, Series 2006-6, Class AJ	5.421%		10/10/45	1,369	1,388,165
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4	5.451%		01/15/49	510	523,000
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM	4.727%		07/10/43	782	781,226
BBCMS Trust, Series 2015-SLP, Class D, 144A	3.626%	(c)	02/15/28	440	434,452
BBCMS Trust, Series 2015-SRCH, Class A1, 144A	3.312%		08/10/35	693	690,776
BBCMS Trust, Series 2015-SRCH, Class XA, 144A	1.122%	(c)	08/10/35	4,630	387,147
BBCMS Trust, Series 2015-VFM, Class A2, 144A	3.375%		03/12/36	740	724,033
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class A4	5.331%		02/11/44	334	343,720
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A1A	5.602%		06/11/50	54	56,959

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4	5.471%	(c)	01/12/45	1,046	$1,077,002
BWAY Mortgage Trust, Series 2015-1740, Class XA, IO, 144A	1.023%	(c)	01/13/35	19,044	965,504
BXHTL Mortgage Trust, Series 2015-JWRZ, Class DR3, 144A	4.316%	(c)	05/15/29	330	315,110
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL3, 144A	4.000%	(c)	05/15/29	400	383,530
California Republic Auto Receivables Trust 2015-4, Series 2015-4, Class A3, 144A	2.040%		01/15/20	1,500	1,496,552
CD Mortgage Trust, Series 2006-CD3, Class AM	5.648%		10/15/48	1,390	1,409,060
CD Mortgage Trust, Series 2007-CD5, Class AMA	6.323%	(c)	11/15/44	953	1,011,176
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class E, 144A	3.635%	(c)	05/10/35	2,300	2,076,813
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 144A	4.604%	(c)	04/10/46	1,660	1,497,432
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class XA	1.464%	(c)	05/10/47	2,428	187,399
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class A, 144A	1.480%	(c)	09/15/17	1,330	1,331,838
COLT, Series 2015-1, Class A1V, 144A	3.422%	(c)	12/26/45	838	837,905
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class XA	1.014%	(c)	02/10/47	12,745	512,450
Commercial Mortgage Trust, Series 2007-C9, Class A4	5.989%	(c)	12/10/49	13,853	14,369,009
Commercial Mortgage Trust, Series 2007-GG11, Class A4	5.736%		12/10/49	973	1,003,707
Commercial Mortgage Trust, Series 2007-GG9, Class A4	5.444%		03/10/39	12,005	12,272,717
Commercial Mortgage Trust, Series 2013-CR13, Class XA	1.144%	(c)	12/10/23	2,189	106,262
Commercial Mortgage Trust, Series 2014-277P, Class A, 144A	3.732%	(c)	08/10/49	303	308,559
Commercial Mortgage Trust, Series 2014-FL4, Class D, 144A	2.874%	(c)	07/13/31	2,000	1,950,593
Commercial Mortgage Trust, Series 2014-KYO, Class F, 144A	3.924%	(c)	06/11/27	2,900	2,869,750
Commercial Mortgage Trust, Series 2015-3BP, Class XA, IO, 144A	0.168%	(c)	02/10/35	50,000	390,090
Commercial Mortgage Trust, Series 2015-CR22, Class XA, IO	1.165%	(c)	03/10/48	8,795	543,714
Commercial Mortgage Trust, Series 2015-CR23, Class XA, IO	1.155%	(c)	05/10/48	8,995	557,391
Commercial Mortgage Trust, Series 2015-CR25, Class XA	1.127%	(c)	08/10/48	3,242	218,167
Commercial Mortgage Trust, Series 2015-LC19, Class D, 144A	2.867%		02/10/48	2,500	1,860,240
Commercial Mortgage Trust, Series 2015-LC19, Class XA, IO	1.374%	(c)	02/10/48	11,630	943,915
Commercial Mortgage Trust, Series 2015-LC21, Class XA	1.029%	(c)	07/10/48	1,265	65,441
Core Industrial Trust, Series 2015-TEXW, Class A, 144A	3.077%		02/10/34	900	892,650
Core Industrial Trust, Series 2015-TEXW, Class XA, IO, 144A	0.900%	(c)	02/10/34	3,930	162,655
Core Industrial Trust, Series 2015-WEST, Class XA, IO, 144A	1.076%	(c)	02/10/37	2,680	189,356

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Core Industrial Trust 2015-TEXW, Series 2015-TEXW, Class E, 144A	3.977%	(c)	02/10/34	1,300	$1,213,653
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	3,651	3,733,456
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A3	5.383%		02/15/40	856	872,178
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4	5.695%	(c)	09/15/40	4,213	4,353,011
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3	6.269%	(c)	02/15/41	740	778,576
Credit Suisse Commercial Mortgage Trust, Series 2014-TIKI, Class E, 144A	3.480%	(c)	09/15/38	220	216,991
Credit Suisse Commercial Mortgage Trust, Series 2015-DEAL, Class A, 144A	1.746%	(c)	04/15/29	760	757,987
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D, 144A	3.944%	(c)	04/15/50	630	495,320
CSMC, Series 2010-RR2, Class 2A, 144A	6.146%	(c)	09/15/39	3,384	3,507,056
CSMC, Series 2015-10R, Class 4A1, 144A	4.750%	(c)	07/27/37	770	799,971
CSMC Trust, Series 2015-GLPA, Class XA, 144A	0.395%	(c)	11/15/37	4,740	113,357
CSMC Trust, Series 2015-GLPB, Class A, 144A	3.639%		11/15/34	693	711,298
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 144A	3.673%	(c)	09/10/33	170	171,852
Fannie Mae-Aces, Series 2015-M4, Class X2, IO	0.669%	(c)	07/25/22	12,920	376,114
FHLMC Multifamily Structured Pass Through Certificates, Series -K721, Class X1	0.459%	(c)	08/25/22	3,340	65,015
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 144A	1.630%	(c)	12/15/16	3,140	3,129,266
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class GFX, 144A	3.382%	(c)	12/15/19	2,415	2,209,233
GAHR Commercial Mortgage Trust 2015-NRF, Series 2015-NRF, Class FFX, 144A	3.382%	(c)	12/15/19	950	876,604
Government National Mortgage Assoc., Series 2014-40, Class AI, IO	1.000%		02/16/39	4,332	92,935
Government National Mortgage Assoc., Series 2014-52, Class AI, IO	0.825%		08/16/41	3,347	78,051
GS Mortgage Securities Trust, Series 2006-GG6, Class AJ	5.825%	(c)	04/10/38	5,000	4,995,262
GS Mortgage Securities Trust, Series 2007-GG10, Class A4	5.988%	(c)	08/10/45	13,878	14,259,610
GS Mortgage Securities Trust, Series 2011-GC5, Class C, 144A	5.475%	(c)	08/10/44	2,025	2,176,541
GSMSC Resecuritization Trust, Series 2015-5R, Class 1C, 144A	0.361%	(c)	04/26/37	390	247,772
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class C	4.816%	(c)	08/15/47	300	291,198
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class D, 144A	4.816%	(c)	08/15/47	2,340	1,939,778
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class XA	1.265%	(c)	08/15/47	1,544	105,807
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class D, 144A	4.713%	(c)	09/15/47	210	166,005
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class XA, IO	1.527%	(c)	02/15/48	40,788	3,250,656
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, IO	1.346%	(c)	10/15/48	2,342	162,504
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A4	3.770%	(c)	12/15/48	270	275,368

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class XA	1.208%	(c)	12/15/48	4,087	$300,455
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM	5.593%		05/12/45	951	963,070
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4	6.106%	(c)	04/15/45	1,617	1,622,426
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3	5.336%		05/15/47	9,688	9,867,059
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4	5.440%		06/12/47	4,508	4,615,980
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AJ	6.284%	(c)	02/12/51	836	849,532
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM	5.464%	(c)	01/15/49	2,867	2,920,494
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class A4FL	1.924%	(c)	02/12/51	574	566,853
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class A, 144A	1.676%	(c)	01/15/32	720	716,182
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class D, 144A	3.726%	(c)	01/15/32	900	893,577
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 144A	2.030%	(c)	07/15/36	1,000	996,269
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-UES, Class E, 144A	3.742%	(c)	09/05/32	1,040	973,057
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3	5.430%		02/15/40	7,538	7,735,725
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM	5.493%	(c)	02/15/40	2,000	2,047,168
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	5.866%	(c)	09/15/45	12,963	13,603,771
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 144A	2.226%	(c)	09/15/28	350	349,935
LSTAR Securities Investment Trust, Series 2015-10, Class A1, 144A	2.240%	(c)	11/02/20	842	827,625
LSTAR Securities Investment Trust, Series 2015-10, Class A2, 144A	3.740%	(c)	11/02/20	180	174,628
Merrill Lynch Mortgage Investors Trust, Series 1998-C3, Class G, 144A	6.000%		12/15/30	2,000	1,973,087
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A	6.032%	(c)	06/12/50	32	33,246
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	5.485%	(c)	03/12/51	2,300	2,358,144
Mill City Mortgage Trust, Series 2015-2, Class A1, 144A	3.000%	(c)	09/25/57	4,475	4,492,139
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%		12/12/49	490	502,875
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4	5.810%	(c)	06/12/50	819	850,031
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA	1.308%	(c)	12/15/47	13,915	900,718
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class XA	1.307%	(c)	10/15/48	2,788	220,751
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D, 144A	3.060%		10/15/48	70	49,299

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, 144A	1.499%	(c)	10/15/48	1,180	$118,490
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A4	3.753%		12/15/47	190	193,276
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM	5.406%		03/15/44	1,800	1,847,630
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4	5.692%	(c)	04/15/49	1,948	1,997,918
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4	5.809%		12/12/49	1,224	1,278,594
Morgan Stanley Capital I Trust, Series 2014-CPT, Class F, 144A	3.560%	(c)	07/13/29	130	121,388
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSB, 144A	3.176%	(c)	08/15/26	200	199,557
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4A, 144A	5.988%	(c)	08/12/45	85	87,766
Motel 6 Trust, Series 2015-MTL6, Class B, 144A	3.298%		02/05/30	3,345	3,308,839
Motel 6 Trust, Series 2015-MTL6, Class C, 144A	3.644%		02/05/30	3,780	3,739,418
OHA Credit Partners IX Ltd. (Cayman Islands), Series 2013-9A, Class A1, 144A	1.717%	(c)	10/20/25	1,250	1,227,537
OHA Credit Partners VIII Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	1.437%	(c)	04/20/25	1,100	1,077,448
Pretium Mortgage Credit Partners I LLC, Series 2015-NPL4, Class A1, 144A	4.375%		11/27/30	1,126	1,122,628
RCO Mortgage LLC, Series 2015-NQM1, Class A, 144A	3.500%		11/25/45	780	785,291
STRIPs Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	0.500%		12/25/44	1,060	1,046,008
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ	5.632%	(c)	10/15/48	2,630	2,661,997
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class B	5.672%	(c)	10/15/48	390	381,700
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5	5.342%		12/15/43	6,150	6,290,174
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5	5.500%		04/15/47	2,000	2,055,975
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class AMFX, 144A	5.703%		06/15/49	4,000	4,167,566
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ	5.952%	(c)	02/15/51	285	290,459
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3	5.678%		05/15/46	784	811,830
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class XA, IO	Zero	(c)	05/15/48	2,368	174,338
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class XB, IO	Zero	(c)	05/15/48	1,040	39,006
Wells Fargo Commercial Mortgage Trust 2015-C30, Series 2015-C30, Class XA	Zero	(c)	09/15/58	917	64,060
Wells Fargo Commercial Mortgage Trust 2015-P2, Series 2015-P2, Class A4	3.809%		12/15/48	180	184,290
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 144A	5.265%	(c)	06/15/44	1,350	1,386,045
WVUE 2015-1, Series 2015-1A, Class A, 144A	4.500%		09/25/20	595	589,482

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $215,449,778)					211,498,729

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 38.1%
Advertising
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.750%	02/15/23	572	$550,377
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%	03/15/22	815	816,183
Omnicom Group, Inc., Gtd. Notes	3.650%	11/01/24	403	399,190

				1,765,750

Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	2.850%	12/15/20	356	355,093
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	3.850%	12/15/25	232	229,673
Bae Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	4.750%	10/07/44	68	66,177
Boeing Co. (The), Sr. Unsec’d. Notes	2.200%	10/30/22	114	110,036
Boeing Co. (The), Sr. Unsec’d. Notes	2.600%	10/30/25	162	156,803
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050%	06/15/25	8,730	7,944,300
Harris Corp., Sr. Unsec’d. Notes	2.700%	04/27/20	348	341,411
Harris Corp., Sr. Unsec’d. Notes	4.854%	04/27/35	945	929,837
Harris Corp., Sr. Unsec’d. Notes	5.054%	04/27/45	395	386,771
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.100%	01/15/23	153	152,899
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.550%	01/15/26	414	415,457
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.600%	03/01/35	541	483,794
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.070%	12/15/42	542	501,578
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.500%	05/15/36	164	166,033
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.700%	05/15/46	478	489,649
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.850%	04/15/45	587	527,471
Raytheon Co., Sr. Unsec’d. Notes	3.150%	12/15/24	301	301,597
United Technologies Corp., Jr. Sub. Notes	1.778%	05/04/18	2,318	2,294,600
United Technologies Corp., Sr. Unsec’d. Notes	4.150%	05/15/45	633	604,814

				16,457,993

Agriculture — 0.5%
Altria Group, Inc., Gtd. Notes	2.625%	01/14/20	897	898,666
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	577	562,506
Altria Group, Inc., Gtd. Notes	4.250%	08/09/42	345	316,551
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.125%	08/21/17	1,894	1,891,259
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%	03/04/43	554	523,671
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.875%	11/15/43	874	924,023
Reynolds American, Inc., Gtd. Notes	2.300%	06/12/18	646	650,058
Reynolds American, Inc., Gtd. Notes	3.250%	06/12/20	509	517,298
Reynolds American, Inc., Gtd. Notes	3.250%	11/01/22	844	834,523
Reynolds American, Inc., Gtd. Notes	3.750%	05/20/23	280	279,358
Reynolds American, Inc., Gtd. Notes	4.750%	11/01/42	3,629	3,463,811
Reynolds American, Inc., Gtd. Notes(a)	6.150%	09/15/43	6,890	7,816,050

				18,677,774

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375%	11/01/28	2,156	2,080,074
American Airlines Group, Inc., Gtd. Notes, 144A	4.625%	03/01/20	1,006	958,215
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650%	11/05/20	798	793,944

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Airlines (continued)
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey), Pass-Through Certificates, 144A	4.200%		09/15/28		602	$577,859

						4,410,092

Apparel — 0.1%
NIKE, Inc., Sr. Unsec’d. Notes	3.875%		11/01/45		610	588,651
Wolverine World Wide, Inc., Gtd. Notes	6.125%		10/15/20		1,245	1,294,800

						1,883,451

Auto Manufacturers — 2.0%
CNH Industrial Finance Europe SA (United Kingdom), Gtd. Notes, MTN	2.750%		03/18/19	EUR	100	107,767
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A(a)	2.450%		05/18/20		1,736	1,702,669
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.724%		12/06/17		3,997	3,935,434
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		03/12/19		19,860	19,578,087
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.459%		03/27/20		2,845	2,758,199
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%		11/04/19		1,355	1,330,390
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.250%		09/20/22		1,237	1,265,497
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	6.625%		08/15/17		5,500	5,862,329
General Motors Co., Sr. Unsec’d. Notes	5.000%		04/01/35		8,255	7,703,756
General Motors Co., Sr. Unsec’d. Notes	5.200%		04/01/45		11,200	10,502,554
General Motors Financial Co., Inc., Gtd. Notes	2.625%		07/10/17		2,416	2,423,369
General Motors Financial Co., Inc., Gtd. Notes	2.750%		05/15/16		1,190	1,193,480
General Motors Financial Co., Inc., Gtd. Notes	3.100%		01/15/19		412	411,401
General Motors Financial Co., Inc., Gtd. Notes	3.450%		04/10/22		1,006	965,015
General Motors Financial Co., Inc., Gtd. Notes	3.700%		11/24/20		1,116	1,119,019
General Motors Financial Co., Inc., Gtd. Notes	4.000%		01/15/25		1,677	1,591,066
General Motors Financial Co., Inc., Gtd. Notes	4.750%		08/15/17		1,497	1,551,552
Hyundai Capital America (South Korea), Sr. Unsec’d. Notes, 144A	3.000%		10/30/20		8,905	8,862,496
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	2.750%		05/17/21		1,570	1,586,945

						74,451,025

Auto Parts & Equipment — 0.2%
BorgWarner, Inc., Sr. Unsec’d. Notes	3.375%		03/15/25		757	714,647
Delphi Automotive PLC (United Kingdom), Gtd. Notes	3.150%		11/19/20		1,240	1,238,397
Delphi Automotive PLC (United Kingdom), Gtd. Notes	4.250%		01/15/26		950	954,235
Goodyear Tire & Rubber Co. (The), Gtd. Notes(a)	5.125%		11/15/23		2,825	2,895,625
Samvardhana Motherson Automotive Systems Group BV (India), Sr. Sec’d. Notes, RegS	4.125%		07/15/21	EUR	100	105,465
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A(a)	6.750%		11/15/22		1,770	1,902,750
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, RegS, PIK	5.750%		11/15/21	EUR	100	116,419

						7,927,538

Banks — 6.8%
Banco Bilbao Vizcaya Argentaria SA (Spain), Jr. Sub. Notes, RegS	7.000%	(c)	12/29/49	EUR	200	213,248

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Banco Popolare SC (Italy), Sr. Unsec’d. Notes, MTN	3.500%		03/14/19	EUR	100	$111,401
Banco Popular Espanol SA (SP), Jr. Sub. Notes, MTN	11.500%	(c)	10/29/49	EUR	100	117,913
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	4.625%		02/13/17		10,885	10,977,523
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22		5,425	5,399,562
Banco Santander SA (Spain), Jr. Sub. Notes	6.250%	(c)	03/12/49	EUR	100	102,698
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	2.750%		03/27/18		7,318	7,355,856
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	3.300%		10/03/18		3,735	3,800,859
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	4.800%		10/18/20		5,777	6,217,750
Bank of America Corp., Jr. Sub. Notes(a)	6.100%	(c)	12/29/49		592	600,140
Bank of America Corp., Sr. Unsec’d. Notes	2.250%		04/21/20		4,338	4,233,302
Bank of America Corp., Sr. Unsec’d. Notes	6.500%		08/01/16		5,855	6,025,767
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23		1,969	1,938,136
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25		3,647	3,702,172
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.875%		04/01/44		232	240,225
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21		7,515	8,210,513
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	6.875%		04/25/18		1,425	1,572,141
Bank of America Corp., Sub. Notes(a)	3.950%		04/21/25		2,476	2,411,052
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25		1,847	1,808,080
Bank of America NA, Sr. Unsec’d. Notes	0.764%	(c)	05/08/17		5,700	5,685,921
Bank of Ireland (Ireland), Sub. Notes, MTN	4.250%	(c)	06/11/24	EUR	100	112,479
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes(a)	3.000%		02/24/25		1,500	1,475,091
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN(a)	2.100%		01/15/19		1,854	1,862,617
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes	1.300%		07/21/17		4,315	4,301,464
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes	2.800%		07/21/21		2,200	2,212,093
Bankia SA (Spain), Sub. Notes, MTN	4.000%	(c)	05/22/24	EUR	100	107,725
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19		1,637	1,631,020
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes(a)	2.875%		06/08/20		18,973	18,933,194
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650%		03/16/25		1,027	986,973
BB&T Corp., Sr. Unsec’d. Notes, MTN(a)	2.450%		01/15/20		1,123	1,130,525
BBVA Banco Continental SA (Peru), Sr. Unsec’d. Notes, 144A	3.250%		04/08/18		7,530	7,530,000
BNP Paribas SA (France), Jr. Sub. Notes, 144A(a)	7.375%	(c)	12/29/49		200	205,250
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.300%		10/15/18		584	589,834
Capital One Financial Corp., Jr. Sub. Notes(a)	5.550%	(c)	12/29/49		937	932,315
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21		40	43,326
Capital One Financial Corp., Sub. Notes	4.200%		10/29/25		1,078	1,064,364
Capital One NA, Sr. Unsec’d. Notes	2.400%		09/05/19		250	247,348
Capital One NA, Sr. Unsec’d. Notes(a)	2.950%		07/23/21		2,849	2,820,108
CIT Group, Inc., Sr. Unsec’d. Notes, 144A(a)	5.500%		02/15/19		2,445	2,555,025
Citigroup, Inc., Jr. Sub. Notes(a)	5.900%	(c)	12/29/49		510	501,075
Citigroup, Inc., Jr. Sub. Notes(a)	5.950%	(c)	12/29/49		1,641	1,635,872

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49		800	$770,000
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	(c)	12/29/49		1,139	1,161,780
Citigroup, Inc., Sr. Unsec’d. Notes	1.800%		02/05/18		1,778	1,771,194
Citigroup, Inc., Sr. Unsec’d. Notes(a)	2.500%		09/26/18		2,159	2,177,751
Citigroup, Inc., Sr. Unsec’d. Notes	2.500%		07/29/19		2,878	2,873,663
Citigroup, Inc., Sub. Notes	3.500%		05/15/23		2,163	2,126,699
Citigroup, Inc., Sub. Notes	3.875%		03/26/25		1,275	1,240,942
Citigroup, Inc., Sub. Notes(a)	4.050%		07/30/22		14,385	14,713,913
Citizens Bank NA, Sr. Unsec’d. Notes	2.300%		12/03/18		703	702,170
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Bank Gtd. Notes	4.375%		08/04/25		1,282	1,303,862
Credit Suisse (Switzerland), Sr. Unsec’d. Notes	3.000%		10/29/21		842	838,650
Credit Suisse Group Funding Guernsey Ltd (Switzerland), Gtd. Notes, 144A	2.750%		03/26/20		1,874	1,856,236
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	4.875%		05/15/45		1,250	1,232,608
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	1.875%		02/13/18		1,092	1,082,715
Discover Bank, Sr. Unsec’d. Notes	3.100%		06/04/20		1,860	1,864,220
Goldman Sachs Group Inc. (The), Sr. Unsec’d. Notes(a)	2.750%		09/15/20		637	636,581
Goldman Sachs Group Inc. (The), Sr. Unsec’d. Notes	4.750%		10/21/45		731	726,159
Goldman Sachs Group Inc. (The), Sub. Notes	4.250%		10/21/25		315	312,592
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes(a)	5.375%	(c)	12/29/49		865	859,594
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	2.600%		04/23/20		1,331	1,320,892
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.625%		01/31/19		2,719	2,738,441
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	3.500%		01/23/25		791	777,405
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		02/07/16		1,509	1,512,825
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	3.750%		05/22/25		4,850	4,882,340
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22		8,675	9,865,392
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	1.061%	(c)	06/04/17		1,500	1,495,745
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.800%		07/08/44		461	458,327
Goldman Sachs Group, Inc. (The), Sub. Notes(a)	6.750%		10/01/37		4,100	4,792,638
HSBC USA, Inc., Sr. Unsec’d. Notes	2.350%		03/05/20		5,022	4,963,619
HSBC USA, Inc., Sr. Unsec’d. Notes	2.750%		08/07/20		1,610	1,610,161
HSH Nordbank AG (Germany), Sub. Notes, MTN	0.719%	(c)	02/14/17	EUR	100	98,193
Huntington National Bank (The), Sr. Unsec’d. Notes	2.200%		11/06/18		401	399,892
Intesa Sanpaolo SpA (Italy), Gtd. Notes, 144A	7.700%	(c)	12/29/49		200	203,750
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN	2.855%		04/23/25	EUR	100	105,690
JPMorgan Chase & Co, Jr. Sub. Notes	5.300%	(c)	12/29/49		845	841,831
JPMorgan Chase & Co, Sub. Notes	4.250%		10/01/27		990	987,634
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19		990	981,982
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.550%		10/29/20		2,075	2,057,589
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20		128	128,570
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.900%		07/15/25		1,813	1,868,336
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	4.350%		08/15/21		3,275	3,485,363

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22		3,425	$3,694,226
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	1.350%		02/15/17		2,733	2,727,493
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24		2,384	2,371,470
Lloyds Banking Group PLC (United Kingdom), Sub. Notes, 144A	5.300%		12/01/45		239	242,531
Morgan Stanley, Sr. Unsec’d. Notes	2.800%		06/16/20		2,248	2,255,149
Morgan Stanley, Sr. Unsec’d. Notes(a)	3.750%		02/25/23		1,590	1,628,583
Morgan Stanley, Sr. Unsec’d. Notes	4.300%		01/27/45		1,199	1,143,975
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21		12,700	14,258,938
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	3.700%		10/23/24		9,551	9,596,931
Morgan Stanley, Sr. Unsec’d. Notes, MTN	4.000%		07/23/25		2,641	2,719,633
Novo Banco SA (Portugal), Sr. Unsec’d. Notes, MTN	4.000%		01/21/19	EUR	100	11,954
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes(a)	7.500%	(c)	12/29/49		714	743,453
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A(a)	4.750%		09/15/25		622	613,794
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A(a)	5.625%		09/15/45		2,545	2,542,455
State Street Capital Trust IV, Ltd. Gtd. Notes	1.512%	(c)	06/01/77		344	281,220
Swedbank AB (Sweden), Jr. Sub. Notes	5.500%	(c)	12/29/49		200	199,226
UBS Group AG (Switzerland), Jr. Sub. Notes	7.000%	(c)	12/29/49		200	211,500
UBS Group Funding Jersey Ltd (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25		661	660,315
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22		1,863	1,852,273
Wells Fargo & Co, Sr. Unsec’d. Notes, MTN(a)	3.550%		09/29/25		1,110	1,119,984
Wells Fargo & Co., Sr. Unsec’d. Notes	3.900%		05/01/45		1,328	1,224,553
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.550%		12/07/20		874	869,703
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	2.600%		07/22/20		1,374	1,370,480
Wells Fargo & Co., Sub. Notes, MTN	4.900%		11/17/45		499	503,450

						258,273,190

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes(a)	3.750%		07/15/42		418	359,149
Coca-Cola Co. (The), Sr. Unsec’d. Notes	2.875%		10/27/25		1,869	1,842,559
Constellation Brands, Inc., Gtd. Notes	3.750%		05/01/21		4,965	4,977,413
Molson Coors Brewing Co., Gtd. Notes	5.000%		05/01/42		296	285,049

						7,464,170

Biotechnology — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	2.125%		05/01/20		1,188	1,171,799
Amgen, Inc., Sr. Unsec’d. Notes	4.400%		05/01/45		623	577,223
Amgen, Inc., Sr. Unsec’d. Notes	5.650%		06/15/42		1,046	1,131,860
Biogen, Inc., Sr. Unsec’d. Notes	2.900%		09/15/20		3,251	3,242,453
Biogen, Inc., Sr. Unsec’d. Notes	3.625%		09/15/22		753	761,340
Biogen, Inc., Sr. Unsec’d. Notes(a)	4.050%		09/15/25		634	636,877
Biogen, Inc., Sr. Unsec’d. Notes	5.200%		09/15/45		498	498,188
Celgene Corp., Sr. Unsec’d. Notes	3.250%		08/15/22		1,136	1,126,994
Celgene Corp., Sr. Unsec’d. Notes	5.000%		08/15/45		4,590	4,607,846
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.350%		02/01/20		316	316,212
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	3.650%		03/01/26		238	240,018
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%		02/01/45		635	621,134
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.600%		09/01/35		270	274,545

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Biotechnology (continued)
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.750%	03/01/46		217	$219,610

					15,426,099

Building Materials — 0.4%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A	6.000%	10/15/25		2,338	2,384,760
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, RegS	5.250%	04/01/21	EUR	100	105,959
CRH America, Inc. (Ireland), Gtd. Notes, 144A	3.875%	05/18/25		1,030	1,022,816
Owens Corning, Gtd. Notes	4.200%	12/01/24		2,420	2,355,265
Votorantim Cimentos SA (Brazil), Gtd. Notes, 144A	7.250%	04/05/41		10,740	8,162,400

					14,031,200

Chemicals — 0.9%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.125%	03/15/35		564	479,765
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A(a)	7.375%	05/01/21		225	237,234
Braskem America Finance Co. (Brazil), Gtd. Notes, 144A	7.125%	07/22/41		8,485	6,321,325
CF Industries, Inc., Gtd. Notes	3.450%	06/01/23		555	516,580
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44		912	793,182
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42		355	309,167
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%	10/01/44		537	485,417
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%	09/01/42		575	527,921
Ecolab, Inc., Sr. Unsec’d. Notes	2.250%	01/12/20		757	752,643
Huntsman International LLC, Gtd. Notes, 144A(a)	5.125%	11/15/22		620	558,000
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%	03/01/22		5,730	5,641,878
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.875%	09/17/44		7,075	5,925,313
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	5.625%	04/25/24		5,695	5,779,001
PolyOne Corp., Sr. Unsec’d. Notes	5.250%	03/15/23		4,805	4,684,875
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	4.000%	12/15/42		271	256,000
Solvay Finance America LLC (Belgium), Gtd. Notes, 144A	4.450%	12/03/25		1,540	1,519,352

					34,787,653

Coal
CONSOL Energy, Inc., Gtd. Notes(a)	5.875%	04/15/22		620	384,400
Peabody Energy Corp., Gtd. Notes	6.000%	11/15/18		220	40,700

					425,100

Commercial Services — 0.3%
Catholic Health Initiatives, Sec’d. Notes	4.350%	11/01/42		280	261,887
Cielo SA/Cielo USA, Inc. (Brazil), Gtd. Notes, 144A	3.750%	11/16/22		10,565	8,717,181
EC Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	5.125%	07/15/21	EUR	100	112,251
Moody’s Corp., Sr. Unsec’d. Notes	4.500%	09/01/22		823	872,230
TMF Group Holding BV (Netherlands), Gtd. Notes, RegS	9.875%	12/01/19	EUR	100	116,305
United Rentals North America, Inc., Gtd. Notes	7.375%	05/15/20		1,543	1,627,865
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22		670	716,029

					12,423,748

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	2.000%	05/06/20		1,616	$1,614,326
Apple, Inc., Sr. Unsec’d. Notes	2.100%	05/06/19		2,180	2,205,491
Apple, Inc., Sr. Unsec’d. Notes(a)	3.450%	02/09/45		487	419,287
Hewlett Packard Enterprise Co, Gtd. Notes, 144A	2.850%	10/05/18		1,975	1,973,898
Hewlett Packard Enterprise Co., Gtd. Notes, 144A(a)	3.600%	10/15/20		10,873	10,897,954
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	6.200%	10/15/35		5,065	4,880,751
Hewlett-Packard Co., Sr. Unsec’d. Notes	3.750%	12/01/20		189	187,533
IHS, Inc., Gtd. Notes(a)	5.000%	11/01/22		1,846	1,869,075
International Business Machines Corp., Sr. Unsec’d. Notes	2.875%	11/09/22		1,410	1,399,264

					25,447,579

Consumer Finance — 0.1%
Mercury Bondco PLC (Channel Islands), Sr. Sec’d. Notes, PIK	8.250%	05/30/21	EUR	100	108,147
Visa, Inc., Sr. Unsec’d. Notes	2.800%	12/14/22		1,809	1,816,477
Visa, Inc., Sr. Unsec’d. Notes	3.150%	12/14/25		1,468	1,469,814
Visa, Inc., Sr. Unsec’d. Notes	4.150%	12/14/35		495	499,741
Visa, Inc., Sr. Unsec’d. Notes	4.300%	12/14/45		653	662,507

					4,556,686

Distribution/Wholesale
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250%	12/15/21		620	632,400

Diversified Financial Services — 3.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(a)	2.750%	05/15/17		2,450	2,434,687
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(a)	3.750%	05/15/19		7,896	7,886,130
Aircastle Ltd., Sr. Unsec’d. Notes	5.500%	02/15/22		1,370	1,404,250
Ally Financial, Inc., Gtd. Notes	2.750%	01/30/17		6,700	6,683,250
Ally Financial, Inc., Gtd. Notes	7.500%	09/15/20		10,540	11,923,375
Ally Financial, Inc., Sr. Unsec’d. Notes(a)	3.750%	11/18/19		9,856	9,720,480
Ally Financial, Inc., Sr. Unsec’d. Notes(a)	4.125%	02/13/22		1,880	1,861,200
Ally Financial, Inc., Sr. Unsec’d. Notes(a)	5.125%	09/30/24		1,504	1,539,720
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.250%	08/15/19		1,833	1,833,321
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	4.650%	07/02/18		8,000	8,541,920
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.300%	06/05/19		250	246,897
Discover Financial Services, Sr. Unsec’d. Notes(a)	3.750%	03/04/25		835	801,856
GE Capital International Funding Co., Gtd. Notes, 144A(a)	3.373%	11/15/25		2,750	2,799,734
General Electric Capital Corp., Gtd. Notes, MTN	3.100%	01/09/23		628	637,428
General Electric Capital Corp., Gtd. Notes, MTN	3.150%	09/07/22		429	439,076
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	3.500%	03/15/17		314	315,570
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	4.875%	03/15/19		427	423,157
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	6.000%	08/01/20		506	510,250
Intercontinental Exchange, Inc., Gtd. Notes	2.750%	12/01/20		550	549,864
Intercontinental Exchange, Inc., Gtd. Notes	3.750%	12/01/25		354	354,974
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%	04/15/18		4,050	4,080,375

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Diversified Financial Services (continued)
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%		04/01/19		4,560	$4,833,600
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		308	284,791
MasterCard, Inc., Sr. Unsec’d. Notes	3.375%		04/01/24		1,217	1,243,702
National Rural Utilities Cooperative Finance Corp., Sub. Notes	4.750%	(c)	04/30/43		4,885	4,818,564
Navient Corp., Sr. Unsec’d. Notes, MTN(a)	4.875%		06/17/19		2,000	1,840,000
Navient Corp., Sr. Unsec’d. Notes, MTN	5.500%		01/15/19		7,555	7,063,925
Navient Corp., Sr. Unsec’d. Notes, MTN	6.125%		03/25/24		3,875	3,158,125
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%		05/01/25		1,970	1,876,425
Rio Oil Finance Trust (Brazil), Sr. Sec’d. Notes, 144A(a)	9.250%	(c)	07/06/24		11,700	8,658,000
Springleaf Finance Corp., Gtd. Notes	6.000%		06/01/20		1,850	1,757,500
Springleaf Finance Corp., Gtd. Notes, MTN	6.500%		09/15/17		5,000	5,100,000
Springleaf Finance Corp., Sr. Unsec’d. Notes(a)	5.250%		12/15/19		11,026	10,474,700
Synchrony Financial, Sr. Unsec’d. Notes	2.600%		01/15/19		868	864,881
Synchrony Financial, Sr. Unsec’d. Notes	2.700%		02/03/20		506	496,297
Synchrony Financial, Sr. Unsec’d. Notes	4.500%		07/23/25		1,023	1,020,578

						118,478,602

Electric — 1.5%
AES Corp., Sr. Unsec’d. Notes	3.414%	(c)	06/01/19		6,765	6,206,887
Alabama Power Co., Sr. Unsec’d. Notes	2.800%		04/01/25		233	224,818
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	2.400%		02/01/20		542	536,944
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	3.500%		02/01/25		548	543,415
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	4.500%		04/01/44		488	503,441
CMS Energy Corp., Sr. Unsec’d. Notes	3.875%		03/01/24		1,697	1,722,681
Commonwealth Edison Co., First Mortgage	4.700%		01/15/44		669	703,690
Consumers Energy Co., First Mortgage	3.950%		05/15/43		461	446,179
Dominion Resources, Inc., Sr. Unsec’d. Notes	2.500%		12/01/19		1,310	1,305,158
DTE Electric Co., General Ref. Mortgage	3.950%		06/15/42		547	523,639
DTE Energy Co., Sr. Unsec’d. Notes	2.400%		12/01/19		404	402,285
DTE Energy Co., Sr. Unsec’d. Notes	3.500%		06/01/24		1,504	1,505,669
Duke Energy Carolinas LLC, First Mortgage	4.250%		12/15/41		1,397	1,392,461
Duke Energy Carolinas LLC, First Ref. Mortgage(a)	3.750%		06/01/45		547	506,606
Duke Energy Corp., Sr. Unsec’d. Notes	3.050%		08/15/22		71	70,005
Duke Energy Corp., Sr. Unsec’d. Notes(a)	3.750%		04/15/24		793	803,466
Duke Energy Corp., Sr. Unsec’d. Notes	4.800%		12/15/45		725	732,463
Duke Energy Florida, Inc., First Mortgage	3.850%		11/15/42		547	511,782
Dynegy, Inc., Gtd. Notes(a)	6.750%		11/01/19		5,195	4,883,300
EDP Finance BV (Portugal), Sr. Unsec’d. Notes, 144A	5.250%		01/14/21		6,030	6,231,149
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	4.250%		04/15/24		1,395	1,378,070
Entergy Arkansas, Inc., First Mortgage	3.700%		06/01/24		1,787	1,822,592
Exelon Corp., Sr. Unsec’d. Notes	2.850%		06/15/20		1,605	1,596,225
FirstEnergy Corp., Sr. Unsec’d. Notes(a)	2.750%		03/15/18		3,770	3,787,157
Florida Power & Light Co., First Mortgage	3.800%		12/15/42		424	401,497
Gas Natural Fenosa Finance BV (Spain), Gtd. Notes	3.375%	(c)	12/29/49	EUR	100	94,004
NiSource Finance Corp., Gtd. Notes	3.850%		02/15/23		944	962,333
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.300%		03/15/45		402	396,571
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.750%		02/15/44		617	641,152

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
PacifiCorp, First Mortgage	3.350%	07/01/25		2,162	$2,179,551
PacifiCorp, First Mortgage	3.600%	04/01/24		2,497	2,580,360
PG&E Corp., Sr. Unsec’d. Notes	2.400%	03/01/19		842	840,204
Progress Energy, Inc., Sr. Unsec’d. Notes	4.875%	12/01/19		213	228,372
Public Service Co. of Colorado, First Mortgage(a)	2.500%	03/15/23		1,012	985,963
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.300%	05/20/45		1,167	1,182,013
Trans-Allegheny Interstate Line Co., Sr. Unsec’d. Notes, 144A(a)	3.850%	06/01/25		1,716	1,716,127
Transelec SA (Chile), Sr. Unsec’d. Notes, 144A(a)	4.250%	01/14/25		4,895	4,796,072
Transelec SA (Chile), Sr. Unsec’d. Notes, 144A	4.625%	07/26/23		360	375,729
Virginia Electric & Power Co., Sr. Unsec’d. Notes	3.450%	02/15/24		857	874,916
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.200%	05/15/45		921	914,534
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.450%	02/15/44		446	458,726

					57,968,206

Electrical Components & Equipment — 0.2%
EnerSys, Gtd. Notes, 144A	5.000%	04/30/23		1,040	1,034,800
Molex Electronic Technologies LLC, Sr. Unsec’d. Notes, 144A	2.878%	04/15/20		3,430	3,341,883
Molex Electronic Technologies LLC, Sr. Unsec’d. Notes, 144A	3.900%	04/15/25		1,960	1,834,019

					6,210,702

Electronics — 0.1%
Flextronics International Ltd., Gtd. Notes, 144A	4.750%	06/15/25		3,385	3,296,144
Trionista Holdco GmbH (Germany), Sr. Sec’d. Notes, RegS	5.000%	04/30/20	EUR	100	111,805

					3,407,949

Energy-Alternate Sources
CE Energy AS (Czech Republic), Sr. Sec’d. Notes, RegS	7.000%	02/01/21	EUR	100	109,708

Engineering & Construction
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.875%	01/31/18		160	160,400
Obrascon Huarte Lain SA (Spain), Sr. Unsec’d. Notes	5.500%	03/15/23	EUR	100	91,396

					251,796

Entertainment — 0.1%
Gala Group Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	8.875%	09/01/18	GBP	25	38,708
Intralot Capital Luxembourg SA (Greece), Gtd. Notes, RegS	6.000%	05/15/21	EUR	100	96,341
PortAventura Entertainment Barcelona BV (Spain), Sr. Sec’d. Notes, RegS	7.250%	12/01/20	EUR	100	111,391
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	03/15/22		1,415	1,415,000
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	06/15/23		1,920	1,910,400
Vougeot Bidco PLC (United Kingdom), Sr. Sec’d. Notes, RegS	7.875%	07/15/20	GBP	100	155,131

					3,726,971

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Environmental Control — 0.1%
Bilbao Luxembourg SA (Luxembourg), Sr. Sec’d. Notes, RegS, PIK	10.500%	12/01/18	EUR	100	$102,209
Republic Services, Inc., Sr. Unsec’d. Notes	3.200%	03/15/25		1,233	1,187,010
Waste Management, Inc., Gtd. Notes	3.125%	03/01/25		565	549,870
Waste Management, Inc., Gtd. Notes	3.900%	03/01/35		624	581,057

					2,420,146

Food Service
Brakes Capital (United Kingdom), Sr. Sec’d. Notes, RegS	7.125%	12/15/18	GBP	100	151,106

Foods — 0.3%
Bakkavor Finance 2 PLC (United Kingdom), Sr. Sec’d. Notes, RegS	8.750%	06/15/20	GBP	100	159,509
Boparan Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	5.500%	07/15/21	GBP	100	130,467
Kraft Foods Group, Inc., Gtd. Notes	6.875%	01/26/39		332	393,486
Kraft Heinz Foods Co., Gtd. Notes, 144A(a)	3.950%	07/15/25		4,815	4,859,828
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, 144A	5.625%	04/14/18		4,060	4,222,400

					9,765,690

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	4.500%	08/01/24		615	609,079
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	4.750%	01/11/22		590	600,491
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	5.000%	01/21/21		4,865	5,070,984
International Paper Co., Sr. Unsec’d. Notes	3.650%	06/15/24		716	700,285
International Paper Co., Sr. Unsec’d. Notes	4.800%	06/15/44		497	452,132

					7,432,971

Gas — 0.2%
China Resources Gas Group Ltd. (China), Sr. Unsec’d. Notes, 144A	4.500%	04/05/22		5,650	5,859,790
Sempra Energy, Sr. Unsec’d. Notes	2.875%	10/01/22		432	418,036

					6,277,826

Healthcare-Products — 0.5%
Becton, Dickinson and Co., Sr. Unsec’d. Notes	1.450%	05/15/17		997	992,788
Becton, Dickinson and Co., Sr. Unsec’d. Notes	1.800%	12/15/17		399	398,420
Becton, Dickinson and Co., Sr. Unsec’d. Notes	2.675%	12/15/19		1,358	1,365,393
Becton, Dickinson and Co., Sr. Unsec’d. Notes	3.125%	11/08/21		692	697,816
Becton, Dickinson and Co., Sr. Unsec’d. Notes	4.685%	12/15/44		179	180,595
Boston Scientific Corp., Sr. Unsec’d. Notes	2.650%	10/01/18		994	999,224
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850%	05/15/20		1,103	1,097,254
Boston Scientific Corp., Sr. Unsec’d. Notes	3.850%	05/15/25		1,235	1,215,176
Medtronic, Inc., Gtd. Notes	2.500%	03/15/20		924	930,556
Medtronic, Inc., Gtd. Notes	3.125%	03/15/22		2,201	2,223,274
Medtronic, Inc., Gtd. Notes	3.625%	03/15/24		1,071	1,096,997
Medtronic, Inc., Gtd. Notes	4.625%	03/15/44		1,241	1,262,942
Medtronic, Inc., Gtd. Notes	4.625%	03/15/45		712	734,395
St Jude Medical, Inc., Sr. Unsec’d. Notes	2.800%	09/15/20		783	783,296
St. Jude Medical, Inc., Sr. Unsec’d. Notes(a)	3.875%	09/15/25		251	253,342
Stryker Corp., Sr. Unsec’d. Notes	3.375%	11/01/25		359	354,339

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare-Products (continued)
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.300%		02/15/22		851	$848,909
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.650%		12/15/25		280	278,421
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes(a)	3.550%		04/01/25		434	421,727
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	4.250%		08/15/35		1,017	948,107

						17,082,971

Healthcare-Services — 1.0%
Aetna, Inc., Sr. Unsec’d. Notes(a)	4.125%		11/15/42		353	330,299
Aetna, Inc., Sr. Unsec’d. Notes	4.500%		05/15/42		753	739,717
Anthem, Inc., Sr. Unsec’d. Notes	2.300%		07/15/18		3,748	3,740,931
Anthem, Inc., Sr. Unsec’d. Notes	3.300%		01/15/23		1,711	1,662,784
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		08/15/44		496	472,734
Baylor Scott & White Holdings, Unsec’d. Notes	4.185%		11/15/45		400	378,277
Care UK Health & Social Care PLC (United Kingdom), Sr. Sec’d. Notes, RegS	5.579%	(c)	07/15/19	GBP	100	133,784
Cigna Corp., Sr. Unsec’d. Notes(a)	3.250%		04/15/25		1,921	1,885,010
Dignity Health, Sec’d. Notes	5.267%		11/01/64		895	918,163
Ephios Bondco PLC (France), Sr. Sec’d. Notes	6.250%		07/01/22	EUR	100	112,729
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250%		02/15/21		700	740,250
HCA, Inc., Gtd. Notes	5.375%		02/01/25		1,190	1,175,125
HCA, Inc., Gtd. Notes	7.500%		02/15/22		8,980	9,945,350
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25		1,504	1,515,280
Kindred Healthcare, Inc., Gtd. Notes	8.000%		01/15/20		5,510	5,151,850
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	2.625%		02/01/20		745	735,503
MEDNAX, Inc., Gtd. Notes, 144A	5.250%		12/01/23		950	954,750
Molina Healthcare, Inc., Gtd. Notes, 144A	5.375%		11/15/22		1,950	1,950,000
Ochsner Clinic Foundation, Sec’d. Notes	5.897%		05/15/45		350	376,010
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%		09/29/21		1,035	1,048,686
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.000%		11/10/25		566	559,165
Southern Baptist Hospital of Florida, Inc., Sec’d. Notes	4.857%		07/15/45		350	361,577
Tenet Healthcare Corp., Sr. Sec’d. Notes(a)	4.750%		06/01/20		707	710,535
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.700%		07/15/20		440	444,610
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.875%		12/15/21		838	849,624
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.350%		07/15/22		434	443,913
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42		1,139	1,060,137
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%		07/15/35		176	182,709

						38,579,502

Holding Companies-Diversified
Gala Electric Casinos PLC (United Kingdom), Sec’d. Notes, RegS	11.500%		06/01/19	GBP	64	99,442
ProGroup AG (Germany), Sr. Sec’d. Notes, RegS	5.125%		05/01/22	EUR	100	113,707

						213,149

Home Builders — 0.1%
K Hovnanian Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250%		10/15/20		364	313,040
KB Home, Gtd. Notes	4.750%		05/15/19		1,910	1,852,700
Toll Brothers Finance Corp., Gtd. Notes	4.875%		11/15/25		1,250	1,228,125

						3,393,865

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Home Furnishings
Magnolia BC SA (Luxembourg), Sr. Sec’d. Notes, RegS	9.000%		08/01/20	EUR	100	$115,576

Household Products/Wares — 0.1%
Kimberly-Clark Corp., Sr. Unsec’d. Notes	1.900%		05/22/19		1,894	1,886,106
Kimberly-Clark Corp., Sr. Unsec’d. Notes	2.650%		03/01/25		410	395,772

						2,281,878

Housewares — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	2.875%		12/01/19		2,095	2,020,998

Insurance — 0.6%
Allstate Corp. (The), Sr. Unsec’d. Notes	3.150%		06/15/23		625	624,516
American International Group, Inc., Sr. Unsec’d. Notes	3.375%		08/15/20		1,095	1,125,834
American International Group, Inc., Sr. Unsec’d. Notes	3.750%		07/10/25		731	724,465
American International Group, Inc., Sr. Unsec’d. Notes	3.875%		01/15/35		611	538,922
American International Group, Inc., Sr. Unsec’d. Notes	4.375%		01/15/55		585	502,682
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44		753	696,343
Aon PLC, Gtd. Notes	4.750%		05/15/45		445	439,919
Lincoln National Corp., Sr. Unsec’d. Notes	3.350%		03/09/25		324	312,388
Loews Corp., Sr. Unsec’d. Notes	2.625%		05/15/23		625	595,531
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	3.750%		03/14/26		172	172,227
MassMutual Global Funding II, Sr. Sec’d. Notes, 144A	2.350%		04/09/19		1,924	1,933,772
MetLife, Inc., Jr. Sub. Notes	5.250%	(c)	12/29/49		477	485,348
MetLife, Inc., Sr. Unsec’d. Notes	4.050%		03/01/45		1,099	1,019,862
Metropolitan Life Global Funding I, Sec’d. Notes, 144A(a)	1.300%		04/10/17		7,214	7,211,251
Metropolitan Life Global Funding I, Sec’d. Notes, 144A	2.300%		04/10/19		3,038	3,038,723
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.600%		08/01/43		926	973,078
UNIQA Insurance Group AG (Austria), Sub. Notes	6.000%	(c)	07/27/46	EUR	100	112,211
XLIT Ltd. (Ireland), Gtd. Notes	2.300%		12/15/18		959	959,175

						21,466,247

Internet — 0.7%
Alibaba Group Holding Ltd. (China), Gtd. Notes(a)	4.500%		11/28/34		5,480	5,243,061
Amazon.com, Inc., Sr. Unsec’d. Notes	2.600%		12/05/19		1,347	1,368,124
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A	3.375%		03/05/18		15,885	16,193,026
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A	3.375%		05/02/19		3,135	3,187,815
United Group BV (Serbia), Sr. Sec’d. Notes, RegS	7.875%		11/15/20	EUR	100	114,381

						26,106,407

Iron/Steel — 0.3%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	7.750%	(c)	03/01/41		2,855	1,930,694

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Iron/Steel (continued)
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	8.000%	(c)	10/15/39		5,191	$3,542,857
Nucor Corp., Sr. Unsec’d. Notes	5.200%		08/01/43		435	394,771
Samarco Mineracao SA (Brazil), Sr. Unsec’d. Notes, 144A	4.125%		11/01/22		410	131,200
Samarco Mineracao SA (Brazil), Sr. Unsec’d. Notes, 144A	5.375%		09/26/24		5,575	1,839,750
Steel Dynamics, Inc., Gtd. Notes	5.250%		04/15/23		1,290	1,177,125
Steel Dynamics, Inc., Gtd. Notes	6.375%		08/15/22		481	461,760

						9,478,157

Leisure Time — 0.1%
Cirsa Funding Luxembourg SA (Spain), Gtd. Notes, RegS	5.875%		05/15/23	EUR	100	102,970
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A	5.250%		11/15/23		2,865	2,832,769

						2,935,739

Machinery-Construction & Mining — 0.2%
Caterpillar, Inc., Sr. Unsec’d. Notes	4.750%		05/15/64		1,242	1,196,366
Ferreycorp SAA (Peru), Gtd. Notes, 144A	4.875%		04/26/20		6,015	5,684,175

						6,880,541

Machinery-Diversified — 0.1%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.350%		06/12/24		1,521	1,545,584
Rockwell Automation, Inc., Sr. Unsec’d. Notes	2.875%		03/01/25		885	863,090

						2,408,674

Media — 2.1%
21st Century Fox America, Inc., Gtd. Notes(a)	3.700%		09/15/24		550	554,541
21st Century Fox America, Inc., Gtd. Notes(a)	4.750%		09/15/44		385	370,315
21st Century Fox America, Inc., Gtd. Notes, 144A	3.700%		10/15/25		263	262,348
21st Century Fox America, Inc., Gtd. Notes, 144A	4.950%		10/15/45		113	111,284
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, RegS	5.250%		02/15/23	EUR	100	108,165
Altice SA (Luxembourg), Gtd. Notes, 144A	7.625%		02/15/25		630	543,375
Altice SA (Luxembourg), Gtd. Notes, RegS	6.250%		02/15/25	EUR	100	91,695
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375%		07/15/23		1,010	1,012,525
CBS Corp., Gtd. Notes	2.300%		08/15/19		1,113	1,100,646
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	5.250%		09/30/22		3,180	3,211,800
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	5.750%		01/15/24		6,945	7,135,987
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	3.579%		07/23/20		1,251	1,243,505
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	4.464%		07/23/22		2,542	2,533,128
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35		1,064	1,074,992
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45		5,405	5,413,859
CCOH Safari LLC, Sr. Unsec’d. Notes, 144A	5.750%		02/15/26		439	440,098
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	6.500%		11/15/22		2,115	2,062,125
Comcast Corp., Gtd. Notes	3.375%		08/15/25		1,452	1,469,964
Comcast Corp., Gtd. Notes	4.250%		01/15/33		335	329,179
Comcast Corp., Gtd. Notes	4.400%		08/15/35		1,240	1,247,388

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Media (continued)
Comcast Corp., Gtd. Notes(a)	4.600%	08/15/45		495	$501,199
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	8.375%	03/01/39		411	452,904
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	4.600%	02/15/21		2,616	2,770,791
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	6.375%	03/01/41		561	602,134
Discovery Communications LLC, Gtd. Notes	3.450%	03/15/25		680	615,592
Discovery Communications LLC, Gtd. Notes	4.875%	04/01/43		274	225,534
DISH DBS Corp., Gtd. Notes	5.000%	03/15/23		5,605	4,862,337
DISH DBS Corp., Gtd. Notes	5.875%	11/15/24		4,820	4,289,800
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%	07/18/20		10,394	11,058,488
NBCUniversal Enterprise, Inc., Jr. Sub. Notes, 144A	5.250%	03/29/49		1,372	1,454,320
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43		791	774,987
Numericable-SFR SAS (France), Sr. Sec’d. Notes, RegS	5.375%	05/15/22	EUR	100	110,849
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	2.750%	11/15/19		721	709,191
Time Warner Cable, Inc., Gtd. Notes	4.000%	09/01/21		244	246,374
Time Warner Cable, Inc., Gtd. Notes(a)	4.125%	02/15/21		1,736	1,772,588
Time Warner Cable, Inc., Gtd. Notes	4.500%	09/15/42		83	65,137
Time Warner Cable, Inc., Gtd. Notes	5.000%	02/01/20		841	890,251
Time Warner Cable, Inc., Gtd. Notes	5.500%	09/01/41		699	631,648
Time Warner Cable, Inc., Gtd. Notes	5.875%	11/15/40		3,720	3,525,318
Time Warner Cable, Inc., Gtd. Notes	6.550%	05/01/37		3,485	3,526,771
Time Warner Cable, Inc., Gtd. Notes	6.750%	06/15/39		2,020	2,027,278
Time Warner, Inc., Gtd. Notes	2.100%	06/01/19		2,431	2,417,617
Time Warner, Inc., Gtd. Notes(a)	3.600%	07/15/25		1,157	1,126,315
Time Warner, Inc., Gtd. Notes	4.650%	06/01/44		936	858,641
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, RegS	4.000%	01/15/25	EUR	100	104,600
Viacom, Inc., Sr. Unsec’d. Notes	2.750%	12/15/19		838	826,674
Viacom, Inc., Sr. Unsec’d. Notes(a)	4.500%	03/01/21		863	890,927
Viacom, Inc., Sr. Unsec’d. Notes	5.250%	04/01/44		1,345	1,109,760
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, RegS	4.625%	01/15/25	EUR	100	100,797

					78,865,741

Metal Fabricate/Hardware
Eco-Bat Finance PLC (United Kingdom), Gtd. Notes, RegS	7.750%	02/15/17	EUR	100	105,959

Mining — 0.7%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A(a)	3.625%	05/14/20		2,572	1,826,120
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	4.875%	05/14/25		7,204	4,682,600
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18		6,360	4,960,800
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.550%	03/01/22		4,520	2,621,600
Freeport-McMoRan, Inc., Gtd. Notes	4.000%	11/14/21		1,119	671,400
Freeport-McMoRan, Inc., Gtd. Notes	5.400%	11/14/34		629	333,370
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	2.125%	03/15/18		2,895	2,805,681
Newmont Mining Corp., Gtd. Notes(a)	3.500%	03/15/22		953	849,416

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Mining (continued)
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes(a)	5.875%	04/23/45		11,215	$8,592,058

					27,343,045

Miscellaneous Manufacturing — 0.2%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.000%	10/15/22		3,565	2,499,065
Eaton Corp., Gtd. Notes	2.750%	11/02/22		1,475	1,427,272
Gates Global LLC/Gates Global Co., Gtd. Notes, RegS	5.750%	07/15/22	EUR	100	77,349
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44		1,555	1,600,300
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	2.625%	05/01/20		839	826,686
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	4.650%	11/01/44		156	149,305
Textron, Inc., Sr. Unsec’d. Notes	3.875%	03/01/25		1,960	1,921,741

					8,501,718

Office/Business Equipment
CDW LLC/CDW Finance Corp., Gtd. Notes	5.000%	09/01/23		620	629,300

Oil & Gas — 3.5%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.500%	07/15/44		593	453,990
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	7.950%	06/15/39		593	633,632
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.237%	05/10/19		2,197	2,199,915
California Resources Corp., Gtd. Notes	6.000%	11/15/24		143	43,615
California Resources Corp., Sec’d. Notes, 144A	8.000%	12/15/22		381	200,501
Chevron Corp., Sr. Unsec’d. Notes	1.961%	03/03/20		2,207	2,174,864
Chevron Corp., Sr. Unsec’d. Notes	2.193%	11/15/19		420	419,814
CNPC General Capital Ltd. (China), Gtd. Notes, 144A	3.950%	04/19/22		5,290	5,403,513
Continental Resources, Inc., Gtd. Notes	3.800%	06/01/24		655	461,400
Continental Resources, Inc., Gtd. Notes	4.900%	06/01/44		793	478,160
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41		604	456,520
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	5.500%	12/15/21		5,345	5,878,217
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.375%	06/26/26		5,425	4,624,813
Ensco PLC, Sr. Unsec’d. Notes(a)	4.500%	10/01/24		2,715	1,868,927
Ensco PLC, Sr. Unsec’d. Notes	5.750%	10/01/44		2,283	1,504,933
Exxon Mobil Corp., Sr. Unsec’d. Notes	1.819%	03/15/19		1,924	1,925,393
Halcon Resources Corp., Sec’d. Notes, 144A(a)	8.625%	02/01/20		620	427,800
Laredo Petroleum, Inc., Gtd. Notes	7.375%	05/01/22		234	215,280
Marathon Petroleum Corp., Sr. Unsec’d. Notes	4.750%	09/15/44		481	393,167
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.500%	03/15/21		325	227,500
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24		3,754	2,665,340
Nabors Industries, Inc., Gtd. Notes	5.100%	09/15/23		6,065	4,808,114
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375%	01/01/26		6,095	5,043,613
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19		10,320	1,960,800
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250%	12/12/21		1,215	243,000
Pan American Energy LLC (Argentina), Gtd. Notes, 144A	7.875%	05/07/21		2,705	2,644,137
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, 144A	5.625%	05/20/43		7,220	5,650,682

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Oil & Gas (continued)
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, 144A	6.450%	05/30/44		10,465	$9,091,155
Petrobras Global Finance BV (Brazil), Gtd. Notes(a)	5.375%	01/27/21		5,230	3,896,350
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.625%	05/20/43		2,550	1,549,125
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.750%	01/27/41		6,180	3,955,200
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.850%	06/05/15		8,500	5,503,750
Petrobras Global Finance BV (Brazil), Gtd. Notes, MTN	6.250%	12/14/26	GBP	100	93,521
Petroleos Mexicanos (Mexico), Gtd. Notes	8.000%	05/03/19		4,795	5,278,672
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	3.500%	07/23/20		2,115	2,001,847
Phillips 66, Gtd. Notes	4.875%	11/15/44		509	454,111
Phillips 66, Gtd. Notes	5.875%	05/01/42		4,620	4,630,885
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	5.250%	05/01/23		4,710	3,344,100
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%	10/01/22		1,950	1,404,000
Range Resources Corp., Gtd. Notes(a)	5.000%	03/15/23		2,605	1,940,725
Rowan Cos., Inc., Gtd. Notes(a)	4.750%	01/15/24		7,090	5,041,827
Shell International Finance BV (Netherlands), Gtd. Notes	2.125%	05/11/20		2,509	2,468,264
Shell International Finance BV (Netherlands), Gtd. Notes	3.625%	08/21/42		555	463,087
Shell International Finance BV (Netherlands), Gtd. Notes(a)	4.125%	05/11/35		2,230	2,128,595
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%	01/15/24		1,300	845,000
SM Energy Co., Sr. Unsec’d. Notes(a)	5.625%	06/01/25		1,420	937,200
SM Energy Co., Sr. Unsec’d. Notes	6.125%	11/15/22		4,520	3,322,200
SM Energy Co., Sr. Unsec’d. Notes	6.500%	11/15/21		630	469,350
SM Energy Co., Sr. Unsec’d. Notes	6.500%	01/01/23		1,845	1,356,075
Statoil ASA (Norway), Gtd. Notes	2.900%	11/08/20		2,399	2,438,233
Thai Oil PCL (Thailand), Sr. Unsec’d. Notes, 144A	4.875%	01/23/43		10,630	9,951,519
Transocean, Inc., Gtd. Notes(a)	4.300%	10/15/22		6,375	3,378,750
Valero Energy Corp., Sr. Unsec’d. Notes	3.650%	03/15/25		2,108	1,988,314
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	3.650%	03/05/25		328	290,513

					131,230,008

Oil & Gas Services
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%	12/21/20		1,513	1,493,454

Packaging & Containers — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. (Ireland), Sr. Sec’d. Notes, RegS	4.250%	01/15/22	EUR	100	109,491
Novelis, Inc., Gtd. Notes	8.750%	12/15/20		2,997	2,749,748
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes	6.875%	02/15/21		1,363	1,403,890
Rock-Tenn Co., Gtd. Notes	4.000%	03/01/23		3,045	3,055,316
Sealed Air Corp., Gtd. Notes, 144A	4.875%	12/01/22		6,565	6,581,413
SGD Group SAS (France), Sr. Sec’d. Notes, RegS	5.625%	05/15/19	EUR	100	110,925

					14,010,783

Pharmaceuticals — 1.3%
Abbott Laboratories, Sr. Unsec’d. Notes	2.550%	03/15/22		1,700	1,689,423
AbbVie, Inc., Sr. Unsec’d. Notes	2.500%	05/14/20		1,677	1,660,139
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22		1,349	1,305,074

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Pharmaceuticals (continued)
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%		11/06/42		1,147	$1,071,210
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%		05/14/35		761	745,473
Actavis Funding SCS, Gtd. Notes	2.350%		03/12/18		2,176	2,178,267
Actavis Funding SCS, Gtd. Notes	3.000%		03/12/20		4,822	4,818,167
Actavis Funding SCS, Gtd. Notes	4.550%		03/15/35		3,990	3,877,709
Actavis Funding SCS, Gtd. Notes(a)	4.750%		03/15/45		4,805	4,685,091
AmerisourceBergen Corp., Sr. Unsec’d. Notes	1.150%		05/15/17		1,307	1,297,648
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250%		03/01/25		307	297,235
AmerisourceBergen Corp., Sr. Unsec’d. Notes(a)	4.250%		03/01/45		307	282,174
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	3.375%		11/16/25		1,400	1,389,861
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		11/16/45		393	393,797
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	4.500%		03/01/44		653	705,907
Eli Lilly & Co., Sr. Unsec’d. Notes	3.700%		03/01/45		470	439,646
Endo Finance LLC & Endo Finco, Inc., Gtd. Notes, 144A	5.875	%(c)	01/15/23		620	607,600
Express Scripts Holding Co., Gtd. Notes	1.250%		06/02/17		1,044	1,037,041
Express Scripts Holding Co., Gtd. Notes	3.900%		02/15/22		631	648,152
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	2.850%		05/08/22		861	867,688
Mylan, Inc., Gtd. Notes, 144A	3.125%		01/15/23		636	583,583
Novartis Capital Corp. (Switzerland), Gtd. Notes	3.000%		11/20/25		555	547,252
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.000%		11/20/45		390	381,994
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%		04/24/20		1,300	1,423,681
Pfizer, Inc., Sr. Unsec’d. Notes(a)	4.300%		06/15/43		642	642,492
Pfizer, Inc., Sr. Unsec’d. Notes(a)	4.400%		05/15/44		501	508,791
Quintiles Transnational Corp., Gtd. Notes, 144A	4.875%		05/15/23		2,985	2,999,925
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	3.650%		11/10/21		352	356,971
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.500%		03/01/23		1,415	1,245,200
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	5.625%		12/01/21		7,597	6,989,240
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	6.125%		04/15/25		1,626	1,451,205
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.375%		10/15/20		2,210	2,132,650
Valeant Pharmaceuticals International, Inc., Gtd. Notes, RegS	4.500%		05/15/23	EUR	100	94,276
Zoetis, Inc., Sr. Unsec’d. Notes	3.250%		02/01/23		575	549,036

						49,903,598

Pipelines — 1.6%
Energy Transfer Partners LP, Sr. Unsec’d
Notes(a)	4.150%		10/01/20		707	652,203
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650%		06/01/21		1,035	971,706
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%		03/15/35		653	474,803
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150%		02/01/43		558	398,909
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.050%		06/01/41		8,220	6,414,099
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.500%		02/01/42		3,430	2,789,602
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.625%		10/15/36		446	386,225
Enterprise Products Operating LLC, Gtd. Notes(a)	3.700%		02/15/26		1,643	1,473,774
Enterprise Products Operating LLC, Gtd. Notes	3.900%		02/15/24		700	653,106
Enterprise Products Operating LLC, Gtd. Notes	4.450%		02/15/43		1,595	1,216,816
Kinder Morgan Energy Partners LP, Gtd. Notes	3.500%		03/01/21		2,867	2,565,612

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Kinder Morgan Energy Partners LP, Gtd. Notes	4.300%	05/01/24	11,185	$9,616,997
Kinder Morgan Energy Partners LP, Gtd. Notes	4.700%	11/01/42	914	643,139
Kinder Morgan Energy Partners LP, Gtd. Notes	5.625%	09/01/41	230	174,286
Kinder Morgan, Inc., Gtd. Notes(a)	3.050%	12/01/19	346	320,228
Kinder Morgan, Inc., Gtd. Notes, 144A	5.625%	11/15/23	335	306,233
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	2.850%	01/31/23	2,149	1,772,628
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	4.900%	02/15/45	605	435,104
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	5.150%	06/01/42	446	323,593
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.000%	10/01/22	2,422	2,145,594
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%	04/15/23	2,894	2,602,198
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.875%	03/01/22	3,065	2,888,949
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	02/01/21	1,749	1,609,080
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	04/15/23	377	330,818
Sabine Pass LNG LP, Sr. Sec’d. Notes	7.500%	11/30/16	2,184	2,173,080
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.500%	03/15/25	1,154	1,009,396
Sunoco Logistics Partners Operations LP, Gtd. Notes	3.450%	01/15/23	1,137	959,673
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.125%	11/15/19	6,745	5,615,213
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	6.250%	10/15/22	2,635	2,496,663
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	1.875%	01/12/18	541	538,864
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	2.500%	08/01/22	664	609,592
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	4.625%	03/01/34	1,254	1,185,619
Western Gas Partners LP, Sr. Unsec’d. Notes	4.000%	07/01/22	988	873,901
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	11/15/21	1,502	1,252,782
Williams Partners LP, Sr. Unsec’d. Notes	4.500%	11/15/23	347	280,861
Williams Partners LP, Sr. Unsec’d. Notes	4.900%	01/15/45	691	439,923

				58,601,269

Real Estate — 0.1%
CBRE Services, Inc., Gtd. Notes	5.000%	03/15/23	2,350	2,361,959
Prologis LP, Gtd. Notes	3.750%	11/01/25	211	209,306

				2,571,265

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., Sr. Unsec’d. Notes	3.450%	09/15/21	742	745,637
American Tower Corp., Sr. Unsec’d. Notes	3.500%	01/31/23	208	203,302
American Tower Corp., Sr. Unsec’d. Notes	5.000%	02/15/24	201	212,762
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, MTN	3.500%	11/15/25	129	127,755
Communications Sales & Leasing, Inc. / CSL Capital LLC, Gtd. Notes	8.250%	10/15/23	620	523,900
ERP Operating LP, Sr. Unsec’d. Notes	3.375%	06/01/25	548	541,880
Omega Healthcare Investors, Inc., Gtd. Notes	4.500%	04/01/27	512	482,092
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	10/01/24	821	828,767
Simon Property Group LP, Sr. Unsec’d. Notes	4.250%	10/01/44	605	602,379

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP, Gtd. Notes	3.750%	05/01/24		1,120	$1,097,519

					5,365,993

Retail — 0.9%
Asbury Automotive Group, Inc., Gtd. Notes	6.000%	12/15/24		1,395	1,440,337
CVS Health Corp., Sr. Unsec’d. Notes(a)	3.875%	07/20/25		5,245	5,352,942
CVS Health Corp., Sr. Unsec’d. Notes	4.000%	12/05/23		817	849,042
CVS Health Corp., Sr. Unsec’d. Notes	4.875%	07/20/35		1,951	2,014,390
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45		2,980	3,139,224
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43		482	517,708
CVS Health Corp., Sr. Unsec’d. Notes, 144A	4.750%	12/01/22		1,795	1,923,359
GameStop Corp., Gtd. Notes, 144A(a)	5.500%	10/01/19		4,995	4,920,075
Hema Bondco I BV (Netherlands), Sr. Sec’d. Notes, RegS	6.250%	06/15/19	EUR	100	80,855
Home Depot Inc. (The), Sr. Unsec’d. Notes(a)	3.350%	09/15/25		201	205,394
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45		306	316,268
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.400%	09/15/40		330	384,546
Lotte Shopping Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	3.375%	05/09/17		1,000	1,014,679
Lowe’s Cos., Inc., Sr. Unsec’d. Notes(a)	3.375%	09/15/25		221	224,380
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.250%	09/15/44		518	515,551
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.375%	09/15/45		166	170,612
Macy’s Retail Holdings, Inc., Gtd. Notes	4.500%	12/15/34		676	565,002
McDonald’s Corp., Sr. Unsec’d. Notes	2.750%	12/09/20		309	308,787
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26		296	295,757
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.600%	05/26/45		291	279,986
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.700%	12/09/35		222	221,178
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.875%	12/09/45		259	260,578
Punch Taverns Finance B Ltd (United Kingdom), Sr. Sec’d. Notes	5.267%	03/30/24	GBP	64	83,659
QVC, Inc., Sr. Sec’d. Notes	3.125%	04/01/19		525	518,163
QVC, Inc., Sr. Sec’d. Notes	5.125%	07/02/22		884	881,183
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A	3.750%	04/30/23		2,270	2,202,892
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A(a)	4.375%	01/27/25		3,880	3,841,452
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24		473	490,820
Target Corp., Sr. Unsec’d. Notes(a)	4.000%	07/01/42		600	585,826
Unique Pub Finance Co. PLC (The) (United Kingdom), Asset Backed	6.464%	03/30/32	GBP	100	126,167
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	4.800%	11/18/44		555	502,045
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	2.550%	04/11/23		728	717,950
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.000%	04/11/43		524	508,850

					35,459,657

Semiconductors — 0.3%
Analog Devices, Inc., Sr. Unsec’d. Notes	3.900%	12/15/25		178	179,702
Analog Devices, Inc., Sr. Unsec’d. Notes	5.300%	12/15/45		179	184,411
Applied Materials, Inc., Sr. Unsec’d. Notes	2.625%	10/01/20		641	640,263
Applied Materials, Inc., Sr. Unsec’d. Notes(a)	3.900%	10/01/25		535	537,880
KLA-Tencor Corp., Sr. Unsec’d. Notes	3.375%	11/01/19		1,455	1,469,953
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250%	08/01/23		10,950	9,827,625

					12,839,834

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Software — 0.2%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20		132	$133,720
First Data Corp., Sec’d. Notes, 144A	5.750%		01/15/24		422	415,670
First Data Corp., Sec’d. Notes, PIK, 144A	8.750%		01/15/22		1,352	1,412,637
First Data Corp., Sr. Sec’d. Notes, 144A	5.000%		01/15/24		193	192,035
Microsoft Corp., Sr. Unsec’d. Notes	3.125%		11/03/25		512	514,716
Microsoft Corp., Sr. Unsec’d. Notes	3.500%		02/12/35		1,416	1,308,731
Microsoft Corp., Sr. Unsec’d. Notes	4.450%		11/03/45		105	108,278
Oracle Corp., Sr. Unsec’d. Notes	2.800%		07/08/21		3,189	3,230,154
Oracle Corp., Sr. Unsec’d. Notes	3.250%		05/15/30		1,635	1,535,471
Oracle Corp., Sr. Unsec’d. Notes	4.375%		05/15/55		474	433,631

						9,285,043

Telecommunications — 3.7%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%		09/08/16		2,992	3,002,972
AT&T, Inc., Sr. Unsec’d. Notes	2.300%		03/11/19		992	991,520
AT&T, Inc., Sr. Unsec’d. Notes(a)	2.375%		11/27/18		820	825,587
AT&T, Inc., Sr. Unsec’d. Notes	2.450%		06/30/20		2,072	2,040,555
AT&T, Inc., Sr. Unsec’d. Notes	3.000%		06/30/22		2,882	2,812,887
AT&T, Inc., Sr. Unsec’d. Notes	3.400%		05/15/25		2,201	2,115,359
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21		1,180	1,217,373
AT&T, Inc., Sr. Unsec’d. Notes	4.300%		12/15/42		1,122	958,745
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.750%		05/15/46		6,230	5,704,163
AT&T, Inc., Sr. Unsec’d. Notes	5.550%		08/15/41		380	381,851
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%		03/11/23		6,500	6,728,670
Bharti Airtel Ltd. (India), Sr. Unsec’d. Notes, 144A	4.375%		06/10/25		6,010	5,873,519
CenturyLink, Inc., Sr. Unsec’d. Notes(a)	5.625%		04/01/20		3,835	3,791,856
CenturyLink, Inc., Sr. Unsec’d. Notes	5.800%		03/15/22		665	609,473
Embarq Corp., Sr. Unsec’d. Notes	7.995%		06/01/36		13,520	13,925,600
Frontier Communications Corp., Sr. Unsec’d. Notes	6.875%		01/15/25		2,000	1,647,500
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	7.125%		01/15/23		4,525	3,902,813
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500%		08/01/23		620	486,700
Juniper Networks, Inc., Sr. Unsec’d. Notes	3.300%		06/15/20		720	716,870
Level 3 Financing, Inc., Gtd. Notes	5.375%		08/15/22		1,960	1,989,400
Level 3 Financing, Inc., Gtd. Notes	5.625%		02/01/23		2,630	2,682,600
Level 3 Financing, Inc., Gtd. Notes, 144A	5.375%		01/15/24		2,525	2,537,625
MTN Mauritius Investments Ltd. (South Africa), Gtd. Notes, 144A	4.755%		11/11/24		2,120	1,844,400
Orange SA (France), Jr. Sub. Notes, MTN	4.000	%(c)	10/29/49	EUR	100	107,241
Orange SA (France), Sr. Unsec’d. Notes	5.500%		02/06/44		615	652,941
Rogers Communications, Inc. (Canada), Gtd. Notes	3.625%		12/15/25		228	224,263
Rogers Communications, Inc. (Canada), Gtd. Notes	5.000%		03/15/44		201	202,358
SoftBank Corp. (Japan), Gtd. Notes, 144A(a)	4.500%		04/15/20		9,990	9,940,050
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%		11/15/18		5,275	5,551,938
Sprint Corp., Gtd. Notes(a)	7.875%		09/15/23		1,393	1,046,143
Telecom Italia Finance SA (Italy), Gtd. Notes, MTN	7.750%		01/24/33	EUR	100	141,427
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, MTN	3.250%		01/16/23	EUR	100	110,089
Telefonica Emisiones SAU (Spain), Gtd. Notes(a)	5.462%		02/16/21		8,464	9,459,485

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Telenet Finance V Luxembourg SCA (Luxembourg), Sr. Sec’d. Notes, RegS	6.750%	08/15/24	EUR	100	$118,728
Telenet Finance VI Luxembourg SCA (Belgium), Sr. Sec’d. Notes	4.875%	07/15/27	EUR	100	104,187
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21		440	456,500
T-Mobile USA, Inc., Gtd. Notes	6.731%	04/28/22		422	439,935
T-Mobile USA, Inc., Gtd. Notes	6.836%	04/28/23		134	138,690
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	02/21/20		1,912	1,918,648
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.450%	03/15/21		1,808	1,849,747
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21		9,695	9,898,585
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.850%	11/01/42		1,742	1,423,885
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.400%	11/01/34		14,450	13,331,989
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46		1,268	1,200,449
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.050%	03/15/34		589	586,831
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	5.750%	01/15/25		4,400	4,235,000
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	6.375%	04/15/23		4,380	4,445,700
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%	04/15/21		180	185,850
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	6.000%	04/15/21	GBP	90	137,017
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	2.500%	09/26/22		744	689,179
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, RegS	4.000%	07/15/20	EUR	100	108,132
Windstream Corp., Gtd. Notes	7.500%	04/01/23		7,170	5,393,991

					140,887,016

Transportation — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.000%	03/15/23		860	847,507
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21		310	316,836
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.150%	04/01/45		371	336,247
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.700%	09/01/45		335	334,272
CSX Corp., Sr. Unsec’d. Notes	3.350%	11/01/25		398	386,546
CSX Corp., Sr. Unsec’d. Notes	4.100%	03/15/44		591	535,421
FedEx Corp., Gtd. Notes	3.900%	02/01/35		104	94,670
FedEx Corp., Gtd. Notes	4.100%	02/01/45		714	636,239
FedEx Corp., Gtd. Notes	4.750%	11/15/45		536	531,050
FedEx Corp., Gtd. Notes	4.900%	01/15/34		1,093	1,122,855
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.450%	06/15/45		579	545,571
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.450%	09/03/19		924	910,268
Silk Bidco AS (United Kingdom), Sr. Sec’d. Notes, RegS	7.500%	02/01/22	EUR	100	111,664
Union Pacific Corp., Sr. Unsec’d. Notes	3.375%	02/01/35		324	292,624
Union Pacific Corp., Sr. Unsec’d. Notes	3.875%	02/01/55		1,346	1,186,922

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Transportation (continued)
Union Pacific Corp., Sr. Unsec’d. Notes	4.050%	11/15/45		101	$97,721
Union Pacific Corp., Sr. Unsec’d. Notes	4.370%	11/15/65		450	417,139
WFS Global Holding SAS (France), Gtd. Notes, RegS	9.500%	07/15/22	EUR	100	113,799

					8,817,351

Trucking & Leasing — 0.1%
Aviation Capital Group Corp., Sr. Unsec’d. Notes, 144A	2.875%	09/17/18		1,665	1,655,446
GATX Corp., Sr. Unsec’d. Notes	2.600%	03/30/20		821	798,730
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.375%	02/01/22		1,314	1,275,877

					3,730,053

TOTAL CORPORATE BONDS (cost $1,544,514,894)					1,437,847,912

FOREIGN GOVERNMENT BONDS — 3.3%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.250%	01/07/25		815	656,075
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes(a)	4.000%	02/26/24		3,839	3,656,648
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.500%	01/28/26		14,285	13,642,175
Deutsche Bundesrepublik Inflation Linked Bond, TIPS (Germany), Bonds	0.100%	04/15/26	EUR	7,415	8,542,194
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/24	EUR	30	23,449
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/25	EUR	30	22,928
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/26	EUR	30	22,162
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/27	EUR	30	21,611
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/28	EUR	30	21,148
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/29	EUR	30	20,947
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/30	EUR	30	20,366
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/31	EUR	30	19,761
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/32	EUR	30	19,533
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/33	EUR	30	19,145
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/34	EUR	30	19,018
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/35	EUR	30	18,547
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/36	EUR	30	18,365
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/37	EUR	30	18,251
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/38	EUR	30	18,168
Hellenic Republic Government Bond (Greece), Bonds	3.000%	02/24/39	EUR	30	18,563

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Hellenic Republic Government Bond (Greece), Bonds	3.000%		02/24/40	EUR	30	$18,546
Hellenic Republic Government Bond (Greece), Bonds	3.000%		02/24/41	EUR	30	18,568
Hellenic Republic Government Bond (Greece), Bonds	3.000%		02/24/42	EUR	30	18,538
Hellenic Republic Government Bond (Greece), Bonds, RegS	3.000%		02/24/23	EUR	30	24,215
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	3.375%		04/15/23		939	872,558
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.750%		01/08/26		1,233	1,217,787
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.250%		01/17/42		7,490	6,763,515
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.375%		10/17/23		521	541,677
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.875%		01/15/24		1,409	1,509,481
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	6.625%		02/17/37		304	318,527
Mexican Bonos (Mexico), Bonds	4.750%		06/14/18	MXN	43,570	2,540,144
Mexican Bonos (Mexico), Bonds	6.500%		06/10/21	MXN	724,000	43,459,072
Mexican Bonos (Mexico), Sr. Unsec’d. Notes	8.000%		12/07/23	MXN	75,000	4,870,733
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes(a)	4.000%		10/02/23		8,514	8,624,682
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		03/15/15	EUR	4,150	3,766,683
Perusahaan Penerbit SBSN Indonesia III (Indonesia), Gov’t. Gtd. Notes	4.325%		05/28/25		1,016	969,061
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	7.350%		07/21/25		1,416	1,775,310
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	3.900%		11/26/22	PHP	103,000	2,104,107
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	4.950%		01/15/21	PHP	183,000	3,952,263
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%		01/14/36	PHP	244,000	5,723,409
Russian Federal Bond-OFZ (Russia), Bonds	7.000%		08/16/23	RUB	9,650	114,248
Russian Foreign Bond — Eurobond (Russia), Sr. Unsec’d. Notes	5.625%		04/04/42		800	756,800
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes	4.625%		09/09/24	EUR	655	889,976
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes	5.250%		02/18/24		1,293	1,427,149
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes	5.500%		10/26/22		630	703,196
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.750%		03/22/24		4,548	4,805,053

TOTAL FOREIGN GOVERNMENT BONDS (cost $138,435,770)						124,604,352

MUNICIPAL BONDS — 1.0%
Arizona
Arizona Health Facilities Authority, Revenue Bonds	1.220%	(c)	01/01/37		570	515,257
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		12/01/45		500	582,385

						1,097,642

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
California — 0.4%
Bay Area Toll Authority, Revenue Bonds	6.918%	04/01/40	645	$849,607
Bay Area Toll Authority, Revenue Bonds, BABs	7.043%	04/01/50	700	963,326
City of San Jose California Airport, Revenue Bonds	5.000%	03/01/37	395	409,421
Contra Costa Community College District, General Obligation Unlimited	6.504%	08/01/34	365	453,151
County of Sacramento California Airport System, Revenue Bonds	5.250%	07/01/39	250	269,210
Los Angeles Community College District, General Obligation Unlimited, BABs	6.600%	08/01/42	590	806,630
Los Angeles Department of Water & Power, Revenue Bonds	6.603%	07/01/50	285	388,726
Los Angeles Unified School District, General Obligation Unlimited	5.750%	07/01/34	1,000	1,204,670
Orange County Local Transportation Authority, Revenue Bonds, BABs	6.908%	02/15/41	730	983,631
Orange County Sanitation District, Revenue Bonds	5.000%	02/01/34	250	298,220
Regents of the University of California Medical Center Pooled Revenue, Series F, Revenue Bonds, BABs	6.583%	05/15/49	740	950,108
State of California, General Obligation Unlimited	4.988%	04/01/39	405	413,902
State of California, General Obligation Unlimited, BABs	7.500%	04/01/34	3,675	5,145,551
State of California, General Obligation Unlimited	7.550%	04/01/39	305	443,369
University of California, Revenue Bonds	4.767%	05/15/15	840	788,550

				14,368,072

Colorado
Board of Governors of Colorado State University System, Revenue Bonds	5.000%	03/01/45	200	228,568

Connecticut
State of Connecticut, General Obligation Unlimited	5.000%	11/15/32	330	390,981

Delaware
Delaware Transportation Authority, Revenue Bonds	5.000%	06/01/55	290	327,114

Florida
County of Miami-Dade Florida Aviation, Revenue Bonds	5.000%	10/01/38	850	959,004
Miami-Dade County Educational Facilities Authority, Revenue Bonds	5.073%	04/01/50	320	333,715

				1,292,719

Georgia
Municipal Electric Authority of Georgia, Revenue Bonds, BABs	6.637%	04/01/57	365	434,711

Illinois — 0.1%
Metropolitan Pier & Exposition Authority, Revenue Bonds	5.000%	06/15/52	260	269,103
State of Illinois, General Obligation Unlimited	5.100%	06/01/33	1,855	1,754,923

				2,024,026

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Massachusetts — 0.1%
Massachusetts Development Finance Agency, Revenue Bonds	5.000%	07/01/44	1,390	$1,523,134
Massachusetts Development Finance Agency, Revenue Bonds	5.000%	08/15/45	170	192,605
Massachusetts Educational Financing Authority, Revenue Bonds	5.000%	01/01/22	500	568,350

				2,284,089

Missouri
Metropolitan St Louis Sewer District, Revenue Bonds	5.000%	05/01/45	325	380,734

Nevada
Clark County School District, General Obligation Ltd.	5.000%	06/15/26	345	425,237
Clark County School District, General Obligation Ltd.	5.000%	06/15/27	345	420,845

				846,082

New Jersey
Golden State Tobacco Securitization Corp., Revenue Bonds	5.000%	06/01/40	175	200,585
New Jersey State Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	530	753,321

				953,906

New York — 0.2%
Metropolitan Transportation Authority, Revenue Bonds	5.250%	11/15/55	860	986,497
Metropolitan Transportation Authority, Revenue Bonds	6.687%	11/15/40	305	399,187
Metropolitan Transportation Authority, Revenue Bonds, BABs	6.814%	11/15/40	430	569,458
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%	06/15/44	450	581,216
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds	5.000%	07/15/36	260	303,560
New York City Water & Sewer System, Revenue Bonds	5.750%	06/15/41	345	435,697
New York State Dormitory Authority, Revenue Bonds, BABs	5.389%	03/15/40	430	511,042
New York State Thruway Authority, Revenue Bonds	5.000%	01/01/31	335	398,261
New York State Urban Development Corp., Revenue Bonds	5.000%	03/15/44	440	504,258
Port Authority of New York & New Jersey, Revenue Bonds	4.960%	08/01/46	695	750,732
Utility Debt Securitization Authority, Revenue Bonds	5.000%	12/15/36	495	593,802
Utility Debt Securitization Authority, Revenue Bonds	5.000%	12/15/37	355	424,488

				6,458,198

North Carolina
North Carolina Department of Transportation, Revenue Bonds	5.000%	06/30/54	500	525,270

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
North Carolina (continued)
North Carolina Medical Care Commission, Revenue Bonds	5.000%		06/01/40	135	$152,393

					677,663

Pennsylvania
Pennsylvania Economic Development Financing Authority, Revenue Bonds	5.000%		12/31/38	500	546,565

South Carolina
City of Charleston SC Waterworks & Sewer System Revenue, Revenue Bonds	5.000%		01/01/45	300	349,848

Texas — 0.1%
Central Texas Turnpike System, Revenue Bonds	5.000%		08/15/37	390	435,661
City Public Service Board of San Antonio TX, Revenue Bonds	5.808%		02/01/41	820	1,021,859

					1,457,520

Utah — 0.1%
Utah Transit Authority, Revenue Bonds	5.000%		06/15/27	1,500	1,867,185

Virginia
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, BABs	7.462%		10/01/46	285	383,248

Washington
Grant County Public Utility District No 2, Revenue Bonds	4.584%		01/01/40	160	159,096
State of Washington, General Obligation Unlimited	5.000%		07/01/28	330	400,571

					559,667

Wisconsin
Wisconsin Department of Transportation, Revenue Bonds	5.000%		07/01/31	350	419,892
Wisconsin Health & Educational Facilities Authority, Revenue Bonds	5.000%		08/15/39	440	489,782

					909,674

TOTAL MUNICIPAL BONDS (cost $37,756,998)					37,838,212

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.8%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	2.757%	(c)	09/25/35	2,717	2,250,722
Alternative Loan Trust, Series 2003-20CB, Class 1A4	5.500%		10/25/33	7,430	7,558,876
Alternative Loan Trust, Series 2006-17T1, Class A1	6.250%		06/25/36	3,594	3,028,276
Alternative Loan Trust, Series 2007-OA7, Class A1A	0.602%	(c)	05/25/47	4,522	3,704,013
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	5.283%	(c)	03/26/37	1,231	1,189,810
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	2.928%	(c)	07/25/34	1,039	1,003,089
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	2.693%	(c)	01/26/36	3,615	2,970,217

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Citigroup Mortgage Loan Trust, Series 2006-AR9, Class 1A3	0.662%	(c)	11/25/36	1,600	$1,432,997
CSMC Mortgage-Backed Trust, Series 2007-1, Class 5A13	6.000%		02/25/37	3,860	3,369,342
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 1A1A	0.612%	(c)	08/25/47	7,120	5,679,736
Fannie Mae REMIC Trust, Series 2003-W1, Class 1A1	5.735%	(c)	12/25/42	405	455,126
Fannie Mae REMICS, Series 2003-25, Class KP	5.000%		04/25/33	952	1,036,649
Fannie Mae REMICS, Series 2003-119, Class FK	0.922%	(c)	05/25/18	1,733	1,738,396
Fannie Mae REMICS, Series 2004-92, Class F	0.722%	(c)	08/25/34	2,520	2,525,323
Fannie Mae REMICS, Series 2006-5, Class 3A2	2.327%	(c)	05/25/35	171	179,323
Fannie Mae REMICS, Series 2006-118, Class A1	0.482%	(c)	12/25/36	441	431,169
Fannie Mae REMICS, Series 2007-73, Class A1	0.482%	(c)	07/25/37	1,767	1,659,791
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.642%	(c)	07/25/44	876	889,805
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	1.442%	(c)	10/25/44	805	818,576
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	0.462%	(c)	12/25/36	2,710	2,698,204
Government National Mortgage Assoc., Series 2012-H08, Class FA	0.792%	(c)	01/20/62	10,885	10,885,118
Government National Mortgage Assoc., Series 2012-H10, Class FA	0.742%	(c)	12/20/61	1,259	1,256,779
Government National Mortgage Assoc., Series 2012-H20, Class BA	0.752%	(c)	09/20/62	7,789	7,771,191
Government National Mortgage Assoc., Series 2012-H29, Class FA	0.707%	(c)	10/20/62	1,419	1,422,873
Government National Mortgage Assoc., Series 2012-H31, Class FD	0.532%	(c)	12/20/62	1,862	1,844,500
Government National Mortgage Assoc., Series 2013-H18, Class EA	0.692%	(c)	07/20/63	2,762	2,771,091
Government National Mortgage Assoc., Series 2013-H18, Class FA	0.692%	(c)	06/20/63	6,033	6,011,582
Government National Mortgage Assoc., Series 2014-H11, Class VA	0.692%	(c)	06/20/64	3,513	3,473,930
Government National Mortgage Assoc., Series 2014-H17, Class FC	0.692%	(c)	07/20/64	1,201	1,187,649
Government National Mortgage Assoc., Series 2015-H05, Class FA	0.492%	(c)	04/20/61	9,079	9,016,916
Government National Mortgage Assoc., Series 2015-H10, Class JA	2.250%		04/20/65	6,771	6,736,606
Government National Mortgage Assoc., Series 2015-H11, Class FA	0.442%	(c)	04/20/65	1,852	1,835,220
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	2.865%	(c)	10/25/33	1,256	1,239,196
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	2.845%	(c)	11/25/35	1,299	1,247,498
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	6.000%		03/25/37	2,091	1,987,983
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 1A1, 144A	6.000%		12/27/36	3,575	3,197,841
Merrill Lynch Mortgage Investors Trust, Series 2003-A3, Class 1A	2.286%	(c)	05/25/33	1,649	1,595,021
Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A	0.632%	(c)	02/25/36	2,152	1,985,402

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1	6.500%		07/25/36	23,230	$14,631,468
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	3.192%	(c)	09/25/35	3,708	2,947,992
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	2.540%	(c)	01/25/35	3,316	3,144,526
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	4.521%	(c)	10/25/46	5,041	4,868,025
Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 144A	2.750%		11/25/60	5,070	5,010,871
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	1.457%	(c)	11/25/42	187	174,980
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-AA, Class A1	2.853%	(c)	12/25/34	1,316	1,294,205

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $146,812,267)					142,157,903

U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.3%
Federal Home Loan Mortgage Corp.	2.500%		05/01/30	851	859,278
Federal Home Loan Mortgage Corp.	2.500%		TBA	5,845	5,896,867
Federal Home Loan Mortgage Corp.	2.676%	(c)	11/01/35	117	123,854
Federal Home Loan Mortgage Corp.	2.738%	(c)	06/01/44	5,587	5,737,198
Federal Home Loan Mortgage Corp.	3.000%		05/01/27	1,113	1,149,225
Federal Home Loan Mortgage Corp.	3.000%		TBA	25,300	25,258,209
Federal Home Loan Mortgage Corp.	3.000%		TBA	951	979,980
Federal Home Loan Mortgage Corp.	3.500%		08/01/42-10/01/45	9,078	9,373,121
Federal Home Loan Mortgage Corp.	3.500%		TBA	4,000	4,180,875
Federal Home Loan Mortgage Corp.	4.000%		08/01/40-12/01/45	11,988	12,687,501
Federal Home Loan Mortgage Corp.	4.000%		TBA	4,100	4,322,537
Federal Home Loan Mortgage Corp.	4.000%		TBA	8,178	8,639,130
Federal Home Loan Mortgage Corp.	4.500%		07/01/40-10/01/44	5,753	6,228,714
Federal Home Loan Mortgage Corp.	4.500%		TBA	2,123	2,287,002
Federal Home Loan Mortgage Corp.	5.000%		11/01/41	5,226	5,736,681
Federal Home Loan Mortgage Corp.	5.500%		06/01/36-01/01/39	12,433	13,822,242
Federal Home Loan Mortgage Corp.	6.000%		01/01/27-05/01/40	13,379	15,103,364
Federal National Mortgage Assoc.	0.030%		TBA	8,000	7,984,135
Federal National Mortgage Assoc.	1.443%	(c)	06/01/43	1,076	1,101,015
Federal National Mortgage Assoc.	2.212%	(c)	08/01/35	759	805,927
Federal National Mortgage Assoc.	2.280%	(c)	06/01/35	266	275,378
Federal National Mortgage Assoc.	2.500%		02/01/30-11/01/30	15,078	15,224,198
Federal National Mortgage Assoc.	3.000%		11/01/26-07/01/45	123,644	126,106,566
Federal National Mortgage Assoc.	3.209%	(c)	05/01/36	2,247	2,364,475
Federal National Mortgage Assoc.	3.500%		08/01/30-12/01/45	110,670	114,242,608
Federal National Mortgage Assoc.	3.500%		TBA	100,515	103,487,707
Federal National Mortgage Assoc.	3.500%		TBA	10,858	11,370,791
Federal National Mortgage Assoc.	3.844%	(c)	11/01/35	635	668,739
Federal National Mortgage Assoc.	4.000%		04/01/21-12/01/45	62,058	65,968,656
Federal National Mortgage Assoc.	4.000%		TBA	66,830	70,584,497
Federal National Mortgage Assoc.	4.000%		TBA	3,868	4,093,009
Federal National Mortgage Assoc.	4.320%	(c)	12/01/36	403	429,711
Federal National Mortgage Assoc.	4.500%		05/01/22-11/01/45	85,690	92,837,278
Federal National Mortgage Assoc.	4.500%		TBA	3,100	3,203,368
Federal National Mortgage Assoc.	4.504%	(c)	01/01/36	209	221,311
Federal National Mortgage Assoc.	5.000%		08/01/35-01/01/42	1,092	1,203,853
Federal National Mortgage Assoc.	5.000%		TBA	14,200	15,629,652
Federal National Mortgage Assoc.	5.000%		TBA	2,100	2,170,351
Federal National Mortgage Assoc.	5.500%		06/01/21-06/01/40	2,742	3,063,797
Federal National Mortgage Assoc.	6.000%		09/01/21-05/01/41	24,512	27,708,440

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	6.625%	11/15/30	2,235	$3,165,062
Government National Mortgage Assoc.	3.000%	07/20/45-09/20/45	25,133	25,508,435
Government National Mortgage Assoc.	3.000%	TBA	4,800	4,859,772
Government National Mortgage Assoc.	3.500%	08/20/45-10/20/45	39,375	41,107,620
Government National Mortgage Assoc.	3.500%	TBA	4,800	4,993,776
Government National Mortgage Assoc.	3.500%	TBA	13,085	13,608,400
Government National Mortgage Assoc.	4.000%	01/15/41-03/15/41	2,199	2,334,286
Government National Mortgage Assoc.	4.000%	TBA	21,847	23,200,487
Government National Mortgage Assoc.	4.000%	TBA	3,904	4,141,289
Government National Mortgage Assoc.	4.411%	04/20/62	2,402	2,530,603
Government National Mortgage Assoc.	4.500%	12/20/39-02/20/42	4,941	5,382,618
Government National Mortgage Assoc.	4.500%	TBA	19,714	21,180,229
Government National Mortgage Assoc.	4.500%	TBA	10,000	10,775,000
Government National Mortgage Assoc.	4.542%	09/20/62	1,655	1,757,678
Government National Mortgage Assoc.	4.554%	12/20/64	5,154	5,580,820
Government National Mortgage Assoc.	4.573%	10/20/64	1,904	2,058,108
Government National Mortgage Assoc.	4.604%	06/20/62	4,868	5,162,382
Government National Mortgage Assoc.	4.606%	02/20/64	3,485	3,767,009
Government National Mortgage Assoc.	4.642%	08/20/64	4,877	5,290,286
Government National Mortgage Assoc.	4.676%	04/20/62	4,966	5,260,862
Government National Mortgage Assoc.	4.694%	05/20/65	1,524	1,655,835
Government National Mortgage Assoc.	4.700%	05/20/61	2,140	2,239,896
Government National Mortgage Assoc.	5.000%	04/15/38-09/15/40	12,997	14,346,194
Government National Mortgage Assoc.	6.000%	05/15/37	9	9,544
Tennessee Valley Authority, Sr. Unsec’d. Notes	3.500%	12/15/42	13,770	12,716,154
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.250%	09/15/65	6,980	6,819,230
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.875%	01/15/48	2,245	2,482,811
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250%	09/15/39	3,065	3,683,808

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,030,489,102)				1,028,749,434

U.S. TREASURY OBLIGATIONS — 26.4%
U.S. Treasury Bonds	2.500%	02/15/45	8,240	7,393,150
U.S. Treasury Bonds	2.875%	08/15/45	107,350	104,259,015
U.S. Treasury Bonds	3.000%	11/15/44-05/15/45	20,860	20,780,795
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250%	01/15/25	64,635	61,950,757
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%	07/15/25	10,580	10,273,428
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/45	18,135	15,974,170
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%	02/15/44	52,590	54,619,520
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%	01/15/25	25,850	37,080,619
U.S. Treasury Notes	0.625%	09/30/17	177	175,776
U.S. Treasury Notes	0.750%	10/31/17	137,758	137,026,230
U.S. Treasury Notes	0.875%	11/30/17-10/15/18	184,948	183,115,168
U.S. Treasury Notes	1.250%	11/15/18	11,037	11,019,760
U.S. Treasury Notes	1.375%	10/31/20	113,175	111,176,782
U.S. Treasury Notes	1.625%	11/30/20	74,333	73,891,611
U.S. Treasury Notes	1.875%	08/31/17-10/31/22	122,110	121,397,378
U.S. Treasury Notes	2.125%	05/15/25	9,465	9,341,510
U.S. Treasury Notes	2.250%	11/15/25	25,677	25,619,818
U.S. Treasury Notes	3.000%	11/15/45	11,543	11,508,677

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,012,809,509)				996,604,164

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

PREFERRED STOCKS — 0.2%			Shares	Value (Note 2)
Banks — 0.2%
Citigroup Capital XIII, 6.692%			127,000	$3,300,730
GMAC Capital Trust I, Series 2, 8.125%			114,000	2,891,040
RBS Capital Funding Trust V (Netherlands), 5.900%			2,869	70,405
RBS Capital Funding Trust VII (Netherlands), 6.080%			2,439	60,804

				6,322,979

TOTAL PREFERRED STOCKS (cost $6,525,108)				6,322,979

TOTAL LONG-TERM INVESTMENTS (cost $4,418,646,739)				4,268,064,346

SHORT-TERM INVESTMENTS — 12.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $263,968,192; includes $197,289,294 of cash collateral received for securities on loan)(b)(w)(Note 4)			263,968,192	263,968,192

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 4.2%	Interest Rate	Maturity Date	Principal Amount (000)#
Federal Home Loan Bank	0.226%	04/08/16	2,000	1,998,152
Federal Home Loan Bank	0.372%	05/23/16	2,000	1,996,734
Federal Home Loan Bank, Disc. Notes	0.300%	03/04/16	10,000	9,995,000
Federal National Mortgage Assoc.	0.201%	05/02/16	4,000	3,994,448
Federal National Mortgage Assoc., Disc. Notes	0.236%	06/01/16	2,000	1,996,110
Federal National Mortgage Assoc., Disc. Notes	0.267%	02/19/16	140,000	139,931,400

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $159,935,393)				159,911,844

BORROWED BOND AGREEMENTS(f) — 1.3%
Bank of America, 0.300%, dated 12/30/15, due 01/04/16 in the amount of $21,305,788			21,305	21,304,900
Barclays Capital Group, 0.300%, dated 12/30/15, due 01/06/16 in the amount of $1,387,946			1,388	1,387,865
Barclays Capital Group, 0.300%, dated 12/30/15, due 01/06/16 in the amount of $1,548,310			1,548	1,548,220
BNP Paribas Securities Corporation, 0.300%, dated 12/18/15, open, due in the amount of $293,410			293	293,410
BNP Paribas Securities Corporation, 0.300%, dated 12/18/15, open, due in the amount of $422,565			423	422,565
BNP Paribas Securities Corporation, 0.300%, dated 12/18/15, open, due in the amount of $21,329,305			21,329	21,329,305
Deutsche Bank AG, 0.350%, dated 12/31/15, due 01/06/16 in the amount of $800,015			800	799,969

TOTAL BORROWED BOND AGREEMENTS (cost $47,086,234)				47,086,234

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. TREASURY OBLIGATION(n) — 0.1%	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
U.S. Treasury Bills (cost 4,997,927)	0.127%	04/28/16		5,000	$4,995,810

OPTIONS PURCHASED* — 0.1%	Counterparty		Notional Amount (000)#
Call Options — 0.1%
Currency Option EUR vs USD, expiring 03/08/16, @ FX Rate 1.08	BNP Paribas		EUR	39	776,225
Currency Option JPY vs KRW, expiring 02/21/16, @ FX Rate 9.85	Hong Kong & Shanghai Bank		JPY	186	21,528
expiring 03/14/16, @ FX Rate 9.70	BNP Paribas		JPY	75	15,813
expiring 03/22/16, @ FX Rate 9.85	Hong Kong & Shanghai Bank		JPY	279	45,914
Currency Option USD vs BRL, expiring 01/25/16, @ FX Rate 4.05	Morgan Stanley			1	9,668
Currency Option USD vs CAD, expiring 03/12/16, @ FX Rate 1.35	JPMorgan Chase			1	34,231
Currency Option USD vs CNH, expiring 03/05/16, @ FX Rate 6.55	Bank of America			20	350,997
Currency Option USD vs MXN, expiring 01/12/16, @ FX Rate 17.15	Morgan Stanley			1	6,117
Currency Option USD vs SAR, expiring 08/21/16, @ FX Rate 3.78	BNP Paribas			10	118,102
expiring 08/21/16, @ FX Rate 3.78	Citigroup Global Markets			10	116,606
Interest Rate Swap Options, Receive a fixed rate of 2.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/24/16	JPMorgan Chase			4	26,267

					1,521,468

Put Options
Currency Option EUR vs USD, expiring 03/08/16, @ FX Rate 1.08	BNP Paribas		EUR	39	588,892
Currency Option USD vs JPY, expiring 02/14/16, @ FX Rate 121.50	Citigroup Global Markets			1	15,589
Euro-Bobl Futures, expiring 03/16/16, Strike Price $98.38				2	135,506

					739,987

TOTAL OPTIONS PURCHASED (cost $2,709,698)					2,261,455

TOTAL SHORT-TERM INVESTMENTS (cost $478,697,444)					478,223,535

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 125.8% (cost $4,897,344,183)					4,746,287,881

SECURITIES SOLD SHORT — (8.4)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — (7.1)%
Federal Home Loan Mortgage Corp.	3.500%	TBA		37,800	(38,828,054)
Federal Home Loan Mortgage Corp.	3.500%	TBA		10,553	(10,863,097)
Federal Home Loan Mortgage Corp.	5.000%	TBA		5,500	(6,004,453)
Federal National Mortgage Assoc.	2.500%	TBA		1,200	(1,209,486)

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.	3.000%	TBA		9,100	$(9,081,954)
Federal National Mortgage Assoc.	3.000%	TBA		32,162	(32,162,293)
Federal National Mortgage Assoc.	3.000%	TBA		36,498	(37,598,159)
Federal National Mortgage Assoc.	3.500%	TBA		1,375	(1,418,619)
Federal National Mortgage Assoc.	3.500%	TBA		4,680	(4,818,410)
Federal National Mortgage Assoc.	4.000%	TBA		2,600	(2,710,906)
Federal National Mortgage Assoc.	4.500%	TBA		13,000	(14,017,044)
Federal National Mortgage Assoc.	4.500%	TBA		71,145	(76,827,707)
Federal National Mortgage Assoc.	5.500%	TBA		700	(779,297)
Federal National Mortgage Assoc.	5.500%	TBA		500	(557,361)
Federal National Mortgage Assoc.	6.000%	TBA		27,100	(30,618,352)
Government National Mortgage Assoc.	3.000%	TBA		206	(208,792)
Government National Mortgage Assoc.	3.500%	TBA		797	(830,841)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $268,478,418)					(268,534,825)

BORROWED BONDS — (1.3)%
U.S. Treasury Bonds	3.000%	05/15/45		805	(801,321)
U.S. Treasury Notes	1.250%	12/15/18		21,356	(21,310,960)
U.S. Treasury Notes	1.375%	09/30/20		1,409	(1,384,672)
U.S. Treasury Notes	1.750%	09/30/22		429	(420,487)
U.S. Treasury Notes	2.000%	11/30/22		1,556	(1,547,490)
U.S. Treasury Notes	2.000%	08/15/25		21,712	(21,170,047)
U.S. Treasury Notes	2.125%	05/15/25		296	(292,138)

TOTAL BORROWED BONDS (proceeds received $46,776,959)					(46,927,115)

TOTAL SECURITIES SOLD SHORT (proceeds received $315,255,377)					(315,461,940)

		Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Currency Option EUR vs USD,
expiring 03/08/16, @ FX Rate 1.08		BNP Paribas		39	(776,225)
Currency Option JPY vs KRW,
expiring 02/21/16, @ FX Rate 10.15		Hong Kong & Shanghai Bank	JPY	186	(8,873)
expiring 03/14/16, @ FX Rate 10.10		BNP Paribas		75	(6,304)
expiring 03/22/16, @ FX Rate 10.15		Hong Kong & Shanghai Bank	JPY	279	(23,897)
Currency Option USD vs BRL,
expiring 01/25/16, @ FX Rate 4.25		Morgan Stanley		1	(2,952)
Currency Option USD vs CNH,
expiring 03/05/16, @ FX Rate 6.88		Bank of America		20	(59,692)
expiring 06/07/16, @ FX Rate 6.90		Deutsche Bank AG		10	(97,943)

					(975,886)

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Put Options
Currency Option EUR vs USD, expiring 03/08/16, @ FX Rate 1.08	BNP Paribas	39	$(588,891)

TOTAL OPTIONS WRITTEN (premiums received $2,081,365)			(1,564,777)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 117.4% (cost $4,580,007,441)			4,429,261,164
Liabilities in excess of other assets(z) — (17.4)%			(655,849,038)

NET ASSETS — 100.0%			$3,773,412,126

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $193,038,142; cash collateral of $197,289,294 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Borrowed bond agreements are collateralized by U.S. Treasury Securities (coupon rates 1.25%-3.00%, maturity dates 12/15/18-05/15/ 45), with the aggregate value of $46,927,115. Borrowed bond agreements are subject to contractual netting arrangements. For further detail on individual borrowed bond agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and reverse repurchase agreements held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
233	2 Year U.S. Treasury Notes	Mar. 2016	$50,703,506	$50,615,610	$(87,896)
195	20 Year U.S. Treasury Bonds	Mar. 2016	29,843,438	29,981,250	137,812
101	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	16,016,495	16,027,438	10,943

					60,859

Short Positions:
1,209	90 Day Euro Dollar	Dec. 2017	297,263,175	296,885,063	378,112
3	5 Year Euro-Bobl	Mar. 2016	429,801	426,019	3,782
453	5 Year U.S. Treasury Notes	Mar. 2016	53,822,381	53,599,102	223,279
63	10 Year Euro-Bund	Mar. 2016	10,760,708	10,812,089	(51,381)
394	10 Year U.S. Treasury Notes	Mar. 2016	49,811,227	49,607,063	204,164

					757,956

					$818,815

(1)	Cash of $1,436,170 has been segregated with Bank of America to cover requirements for open contracts as of December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/05/16	Goldman Sachs & Co.	BRL	909	$234,000	$229,247	$(4,753)
Expiring 01/05/16	Goldman Sachs & Co.	BRL	752	191,000	189,723	(1,277)

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued)
Brazilian Real (continued)
Expiring 01/05/16	Morgan Stanley	BRL	1,567	$410,200	$395,223	$(14,977)
Expiring 01/05/16	Royal Bank of Scotland Group PLC	BRL	1,151	286,000	290,293	4,293
Expiring 01/05/16	UBS AG	BRL	879	234,000	221,749	(12,251)
Expiring 02/02/16	Goldman Sachs & Co.	BRL	1,145	286,000	285,919	(81)
Canadian Dollar,
Expiring 01/15/16	BNP Paribas	CAD	802	574,500	579,542	5,042
Expiring 01/15/16	Royal Bank of Scotland Group PLC	CAD	789	574,500	570,160	(4,340)
Chilean Peso,
Expiring 01/04/16	Credit Suisse First Boston Corp.	CLP	283,719	399,700	400,221	521
Expiring 01/21/16	Credit Suisse First Boston Corp.	CLP	200,201	285,500	281,823	(3,677)
Expiring 01/21/16	Credit Suisse First Boston Corp.	CLP	199,211	285,500	280,428	(5,072)
Chinese Yuan,
Expiring 03/02/16	Bank of America	CNY	26,528	4,050,000	4,068,797	18,797
Colombian Peso,
Expiring 01/15/16	Credit Suisse First Boston Corp.	COP	1,275,081	381,000	401,032	20,032
Expiring 01/21/16	Goldman Sachs & Co.	COP	610,495	195,358	191,889	(3,469)
Euro,
Expiring 01/06/16	Morgan Stanley	EUR	1,673	1,817,534	1,818,416	882
Japanese Yen,
Expiring 01/12/16	UBS AG	JPY	70,529	579,000	586,941	7,941
Expiring 01/22/16	JPMorgan Chase	JPY	61,180	505,000	509,250	4,250
Expiring 03/16/16	Morgan Stanley	JPY	1,183,786	9,770,000	9,867,830	97,830
Expiring 03/16/16	Royal Bank of Scotland Group PLC	JPY	1,181,928	9,770,000	9,852,344	82,344
Mexican Peso,
Expiring 01/05/16	Goldman Sachs & Co.	MXN	7,791	469,894	451,907	(17,987)
Expiring 01/08/16	Goldman Sachs & Co.	MXN	10,191	610,000	590,937	(19,063)
Expiring 01/08/16	Goldman Sachs & Co.	MXN	8,238	477,000	477,691	691
Expiring 01/11/16	Morgan Stanley	MXN	5,438	320,250	315,244	(5,006)
Expiring 01/19/16	Deutsche Bank AG	MXN	6,628	390,000	384,023	(5,977)
Expiring 01/19/16	Goldman Sachs & Co.	MXN	9,917	582,000	574,575	(7,425)
Expiring 01/19/16	Goldman Sachs & Co.	MXN	8,275	486,000	479,455	(6,545)
Expiring 01/19/16	Goldman Sachs & Co.	MXN	4,969	286,000	287,925	1,925
Expiring 01/19/16	Goldman Sachs & Co.	MXN	4,966	286,000	287,731	1,731
Expiring 01/20/16	State Street Bank	MXN	12,426	729,782	719,905	(9,877)
Expiring 01/20/16	State Street Bank	MXN	11,372	652,789	658,871	6,082
Expiring 01/26/16	Citigroup Global Markets	MXN	15,661	912,471	906,932	(5,539)
New Taiwanese Dollar,
Expiring 01/11/16	Hong Kong & Shanghai Bank	TWD	22,092	676,000	672,601	(3,399)
Russian Ruble,
Expiring 02/09/16	BNP Paribas	RUB	30,404	433,150	411,947	(21,203)
South African Rand,
Expiring 01/04/16	Deutsche Bank AG	ZAR	13,867	960,000	895,990	(64,010)
Turkish Lira,
Expiring 01/08/16	BNP Paribas	TRY	1,193	406,000	407,991	1,991
Expiring 01/08/16	Morgan Stanley	TRY	1,187	406,000	405,869	(131)
Expiring 01/14/16	Morgan Stanley	TRY	4,385	1,501,000	1,497,265	(3,735)
Expiring 01/15/16	Deutsche Bank AG	TRY	1,170	392,000	399,357	7,357

				$41,805,128	$41,847,043	41,915

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/05/16	BNP Paribas	BRL	1,139	$286,000	$287,327	$(1,327)
Expiring 01/05/16	BNP Paribas	BRL	758	191,000	191,245	(245)
Expiring 01/05/16	Deutsche Bank AG	BRL	1,843	468,000	464,929	3,071
Expiring 01/05/16	State Street Bank	BRL	1,540	410,200	388,646	21,554
Expiring 02/02/16	Royal Bank of Scotland Group PLC	BRL	1,162	286,000	290,377	(4,377)
British Pound,
Expiring 01/06/16	BNP Paribas	GBP	961	1,443,970	1,416,735	27,235
Chilean Peso,
Expiring 01/04/16	BNP Paribas	CLP	282,128	399,700	397,977	1,723
Expiring 01/21/16	Credit Suisse First Boston Corp.	CLP	408,237	571,000	574,673	(3,673)
Chinese Yuan,
Expiring 03/02/16	Standard Chartered Bank	CNY	26,528	4,050,000	4,068,797	(18,797)
Expiring 06/01/16	Standard Chartered PLC	CNY	65,721	9,960,000	10,033,570	(73,570)
Colombian Peso,
Expiring 01/15/16	Credit Suisse First Boston Corp.	COP	1,258,062	381,000	395,679	(14,679)
Expiring 01/19/16	Credit Suisse First Boston Corp.	COP	950,492	286,000	298,819	(12,819)
Expiring 01/21/16	Credit Suisse First Boston Corp.	COP	650,696	195,358	204,525	(9,167)
Euro,
Expiring 01/06/16	Goldman Sachs & Co.	EUR	1,659	1,824,914	1,803,199	21,715
Expiring 01/06/16	UBS AG	EUR	11,697	12,389,544	12,713,696	(324,152)
Expiring 01/11/16	Goldman Sachs & Co.	EUR	812	881,817	882,690	(873)
Expiring 01/11/16	Goldman Sachs & Co.	EUR	812	879,223	882,690	(3,467)
Expiring 01/15/16	Royal Bank of Scotland Group PLC	EUR	787	867,526	855,079	12,447
Expiring 01/19/16	Bank of America	EUR	3,681	4,054,511	4,002,262	52,249
Expiring 01/19/16	JPMorgan Chase	EUR	768	838,555	835,028	3,527
Expiring 02/02/16	Morgan Stanley	EUR	427	452,486	464,111	(11,625)
Expiring 03/16/16	Deutsche Bank AG	EUR	8,790	9,554,589	9,571,407	(16,818)
Japanese Yen,
Expiring 01/12/16	Standard Chartered PLC	JPY	69,864	579,000	581,405	(2,405)
Expiring 03/16/16	Morgan Stanley	JPY	2,363,259	19,540,000	19,699,720	(159,720)
Mexican Peso,
Expiring 01/05/16	Goldman Sachs & Co.	MXN	8,055	469,894	467,224	2,670
Expiring 01/06/16	Societe Generale	MXN	84,391	5,080,166	4,894,442	185,724
Expiring 01/11/16	Goldman Sachs & Co.	MXN	10,915	640,500	632,828	7,672
Expiring 01/19/16	Goldman Sachs & Co.	MXN	9,954	572,000	576,759	(4,759)
Expiring 01/20/16	JPMorgan Chase	MXN	11,335	652,789	656,730	(3,941)
Expiring 01/20/16	Royal Bank of Scotland Group PLC	MXN	8,240	489,527	477,425	12,102
Expiring 01/26/16	Citigroup Global Markets	MXN	10,172	594,702	589,079	5,623
Expiring 01/26/16	Morgan Stanley	MXN	10,173	594,646	589,142	5,504
Expiring 02/03/16	Morgan Stanley	MXN	10,189	595,459	589,691	5,768
Expiring 02/10/16	Goldman Sachs & Co.	MXN	34,504	2,033,397	1,995,976	37,421
New Taiwanese Dollar,
Expiring 01/11/16	JPMorgan Chase	TWD	22,349	676,000	680,422	(4,422)
Russian Ruble,
Expiring 02/09/16	BNP Paribas	RUB	40,655	579,188	550,836	28,352
Saudi Arabian Riyal,
Expiring 11/23/16	BNP Paribas	SAR	24,982	6,550,000	6,583,093	(33,093)
Expiring 11/23/16	Citigroup Global Markets	SAR	25,350	6,650,000	6,680,094	(30,094)
Expiring 11/23/16	Citigroup Global Markets	SAR	18,729	4,928,000	4,935,367	(7,367)
South African Rand,
Expiring 01/04/16	BNP Paribas	ZAR	8,393	576,000	542,313	33,687
Expiring 01/04/16	State Street Bank	ZAR	5,535	384,000	357,624	26,376
Expiring 01/15/16	JPMorgan Chase	ZAR	8,379	530,750	540,293	(9,543)
South Korean Won,
Expiring 01/22/16	Hong Kong & Shanghai Bank	KRW	597,137	505,000	508,945	(3,945)

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira,
Expiring 01/08/16	Goldman Sachs & Co.	TRY	1,187	$407,000	$406,142	$858
Expiring 01/08/16	Royal Bank of Scotland Group PLC	TRY	1,182	405,000	404,310	690
Expiring 01/15/16	Goldman Sachs & Co.	TRY	1,185	392,000	404,505	(12,505)

				$105,096,411	$105,367,826	(271,415)

						$(229,500)

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
COP 12,441,712	02/24/16	5.720%	Colombia overnight Interbank(1)	$639	$—	$639	Goldman Sachs & Co.
COP 12,118,384	02/25/16	5.720%	Colombia overnight Interbank(1)	329	—	329	Credit Suisse First Boston Corp.
COP 10,858,072	02/25/16	5.720%	Colombia overnight Interbank(1)	294	—	294	Credit Suisse First Boston Corp.
COP 10,535,741	02/25/16	5.720%	Colombia overnight Interbank(1)	286	—	286	Credit Suisse First Boston Corp.
MXN 6,132	12/07/17	4.350%	28 day Mexican interbank rate(2)	93	44	49	Citigroup Global Markets
MXN 6,132	12/07/17	4.300%	28 day Mexican interbank rate(2)	442	43	399	Bank of America
MXN 90,040	12/15/17	4.345%	28 day Mexican interbank rate(2)	3,103	1,909	1,194	Goldman Sachs & Co.
MXN 79,035	12/15/17	4.330%	28 day Mexican interbank rate(2)	4,072	1,670	2,402	Goldman Sachs & Co.
MXN 8,115	12/15/17	4.340%	28 day Mexican interbank rate(2)	326	172	154	Bank of America
MXN 69,892	12/18/17	4.295%	28 day Mexican interbank rate(2)	7,869	94	7,775	Bank of America
MXN 52,023	12/18/17	4.295%	28 day Mexican interbank rate(2)	5,857	70	5,787	Goldman Sachs & Co.
MXN 46,548	12/18/17	4.315%	28 day Mexican interbank rate(2)	4,183	64	4,119	UBS AG
MXN 12,048	03/21/18	4.550%	28 day Mexican interbank rate(2)	42	612	(570)	Barclays Capital Group
MXN 26,785	05/09/18	4.790%	28 day Mexican interbank rate(1)	6,213	(72)	6,285	Citigroup Global Markets
MXN 4,154	12/05/18	4.770%	28 day Mexican interbank rate(2)	39	32	7	Citigroup Global Markets
MXN 4,154	12/06/18	4.760%	28 day Mexican interbank rate(2)	128	32	96	Citigroup Global Markets
MXN 4,154	12/06/18	4.700%	28 day Mexican interbank rate(2)	543	32	511	Bank of America
MXN 18,660	07/17/25	6.320%	28 day Mexican interbank rate(1)	(2,071)	(96)	(1,975)	Morgan Stanley
MXN 9,298	07/17/25	6.325%	28 day Mexican interbank rate(2)	(820)	(48)	(772)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
MXN	27,703	08/06/25	6.321%	28 day Mexican interbank rate(1)	$(2,372)	$(140)	$(2,232)	Goldman Sachs & Co.
MXN	27,569	08/11/25	6.310%	28 day Mexican interbank rate(2)	4,711	—	4,711	Bank of America
MXN	27,569	08/11/25	6.310%	28 day Mexican interbank rate(2)	4,711	—	4,711	Bank of America
MXN	21,010	12/05/25	6.295%	28 day Mexican interbank rate(1)	(8,987)	(645)	(8,342)	Goldman Sachs & Co.
MXN	19,209	12/05/25	6.265%	28 day Mexican interbank rate(1)	(10,915)	(587)	(10,328)	Goldman Sachs & Co.
MXN	1,127	12/05/25	6.270%	28 day Mexican interbank rate(1)	(614)	(34)	(580)	Bank of America
MXN	16,932	12/08/25	6.195%	28 day Mexican interbank rate(2)	(16,540)	(75)	(16,465)	Bank of America
MXN	12,806	12/08/25	6.180%	28 day Mexican interbank rate(1)	(12,039)	(56)	(11,983)	Goldman Sachs & Co.
MXN	11,607	12/08/25	6.200%	28 day Mexican interbank rate(1)	(10,478)	(51)	(10,427)	UBS AG

					$(20,956)	$2,970	$(23,926)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
103,121	01/12/17	1.256%	3 Month LIBOR(2)	$—	$(388,304)	$(388,304)
620	08/25/25	2.130%	3 Month LIBOR(2)	—	1,085	1,085
437	09/11/25	2.272%	3 Month LIBOR(2)	—	(5,957)	(5,957)

				$—	$(393,176)	$(393,176)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.8.BBB	10/17/57	3.000%	330	$(41,372)	$(34,405)	$(6,967)	Barclays Capital Group
CMBX.NA.8.BBB	10/17/57	3.000%	330	(41,372)	(35,317)	(6,055)	Barclays Capital Group
CMBX.NA.8.BBB	10/17/57	3.000%	170	(21,313)	(18,135)	(3,178)	Credit Suisse First Boston Corp.

				$(104,057)	$(87,857)	$(16,200)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Astaldi SpA	12/20/20	5.000%	EUR	10	8.755%	$(1,499)	$(879)	$(620)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued):
Republic of Indonesia	12/20/20	1.000%		1,131	2.299%	$(67,125)	$(56,338)	$(10,787)	Citigroup Global Markets
Republic of Indonesia	12/20/20	1.000%		759	2.299%	(45,008)	(39,608)	(5,400)	Citigroup Global Markets
Republic of Indonesia	12/20/20	1.000%		566	2.299%	(33,562)	(28,662)	(4,900)	Citigroup Global Markets
Republic of Indonesia	12/20/20	1.000%		561	2.299%	(33,293)	(28,432)	(4,861)	Citigroup Global Markets
Republic of Indonesia	12/20/20	1.000%		372	2.299%	(22,094)	(19,450)	(2,644)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%		289	2.299%	(17,139)	(14,172)	(2,967)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%		289	2.299%	(17,139)	(14,374)	(2,765)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%		289	2.299%	(17,139)	(13,914)	(3,225)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%		279	2.299%	(16,571)	(14,955)	(1,616)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%		262	2.299%	(15,576)	(13,645)	(1,931)	Barclays Capital Group
Russian Federation	12/20/20	1.000%		955	3.062%	(87,599)	(81,678)	(5,921)	Barclays Capital Group
United Mexican States	06/20/20	1.000%		1,765	1.582%	(42,938)	(18,087)	(24,851)	Bank of America
United Mexican States	09/20/20	1.000%		1,765	1.639%	(49,596)	(20,290)	(29,306)	JPMorgan Chase

						$(466,278)	$(364,484)	$(101,794)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Australia & New Zealand Banking Group Ltd.	12/20/20	1.000%		10,783	0.810%	$(100,663)	$(63,571)	$(37,092)	Goldman Sachs & Co.
Australia & New Zealand Banking Group Ltd.	12/20/20	1.000%		4,030	0.810%	(37,511)	(32,664)	(4,847)	Goldman Sachs & Co.
Australia & New Zealand Banking Group Ltd.	12/20/20	1.000%		1,199	0.810%	(11,165)	(4,633)	(6,532)	JPMorgan Chase
Australia & New Zealand Banking Group Ltd.	12/20/20	1.000%		1,088	0.810%	(10,128)	(3,233)	(6,895)	JPMorgan Chase
Deutsche bank	12/20/20	1.000%	EUR	3,480	0.952%	(10,081)	(25,078)	14,997	Bank of America
HSBC Bank PLC	12/20/20	1.000%	EUR	4,200	0.710%	(66,386)	(16,140)	(50,246)	Citigroup Global Markets
HSBC Bank PLC	12/20/20	1.000%	EUR	3,640	0.710%	(57,521)	(56,117)	(1,404)	JPMorgan Chase
HSBC Bank PLC	12/20/20	1.000%	EUR	3,470	0.710%	(54,848)	(31,494)	(23,354)	JPMorgan Chase
HSBC Bank PLC	12/20/20	1.000%	EUR	3,000	0.710%	(47,419)	(9,749)	(37,670)	BNP Paribas
HSBC Bank PLC	12/20/20	1.000%	EUR	2,400	0.710%	(37,935)	(7,859)	(30,076)	Citigroup Global Markets
Loews Corporation	12/20/20	1.000%		1,070	0.246%	(39,259)	(40,404)	1,145	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2) (continued):
Malaysian Federation	12/20/20	1.000%		457	1.827%	$17,304	$25,842	$(8,538)	Bank of America
Malaysian Federation	12/20/20	1.000%		423	1.827%	15,993	22,570	(6,577)	Barclays Capital Group
Malaysian Federation	12/20/20	1.000%		350	1.827%	13,241	19,652	(6,411)	Citigroup Global Markets
Malaysian Federation	12/20/20	1.000%		340	1.827%	12,862	18,637	(5,775)	Citigroup Global Markets
Malaysian Federation	12/20/20	1.000%		290	1.827%	10,970	17,306	(6,336)	BNP Paribas
Malaysian Federation	12/20/20	1.000%		191	1.827%	7,221	12,820	(5,599)	BNP Paribas
Malaysian Federation	12/20/20	1.000%		189	1.827%	7,148	12,526	(5,378)	Barclays Capital Group
Republic of Philippines	12/20/20	1.000%		1,029	1.099%	4,493	(1,389)	5,882	Citigroup Global Markets
Republic of Philippines	12/20/20	1.000%		515	1.099%	2,247	(203)	2,450	Citigroup Global Markets
Republic of Philippines	12/20/20	1.000%		510	1.099%	2,228	(201)	2,429	Citigroup Global Markets
Republic of South Africa	12/20/20	1.000%		945	3.319%	96,705	97,965	(1,260)	Barclays Capital Group
Republic of South Africa	12/20/20	1.000%		509	3.319%	52,088	50,621	1,467	JPMorgan Chase
Republic of South Africa	12/20/20	1.000%		480	3.319%	49,120	50,151	(1,031)	JPMorgan Chase
Republic of South Africa	12/20/20	1.000%		470	3.319%	48,097	48,532	(435)	Bank of America
Standard Chartered Bank	12/20/20	1.000%	EUR	3,570	1.349%	63,726	42,113	21,613	Citigroup Global Markets
Standard Chartered Bank	12/20/20	1.000%	EUR	3,560	1.349%	63,547	72,525	(8,978)	Bank of America
Standard Chartered Bank	12/20/20	1.000%	EUR	2,160	1.349%	38,557	63,285	(24,728)	Citigroup Global Markets
Standard Chartered Bank	12/20/20	1.000%	EUR	1,750	1.349%	31,237	21,042	10,195	Goldman Sachs & Co.
Standard Chartered Bank	12/20/20	1.000%	EUR	1,450	1.349%	25,883	24,688	1,195	Morgan Stanley
Standard Chartered Bank	12/20/20	1.000%	EUR	1,270	1.349%	22,670	33,871	(11,201)	BNP Paribas
Standard Chartered Bank	12/20/20	1.000%	EUR	1,010	1.349%	18,029	28,203	(10,174)	BNP Paribas
Standard Chartered Bank	12/20/20	1.000%	EUR	520	1.349%	9,282	14,721	(5,439)	Morgan Stanley
United Mexican States	06/20/20	1.000%		1,765	1.582%	42,938	15,520	27,418	JPMorgan Chase
United Mexican States	09/20/20	1.000%		1,765	1.639%	49,596	23,389	26,207	Bank of America

						$232,266	$423,244	$(190,978)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(2):
CMBX.NA.7.AAA	01/17/47	0.500%	5,000	$(175,912)	$(167,075)	$(8,837)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2015(5)	Unrealized Depreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(2):
CDX.NA.HY.25.V1	12/20/20	5.000%	7,910	$173,646	$100,968	$(72,678)

Cash of $634,430 has been segregated with JPMorgan Chase to cover the requirements for open centrally cleared swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Reverse Repurchase Agreements outstanding at December 31, 2015:

Broker	Interest Rate	Trade Date	Value at December 31, 2015	Maturity Date	Cost
Bank of America	0.100%	12/01/2015	$39,600,000	01/05/2016	$39,600,000
J.P. Morgan Securities LLC	0.620%	12/29/2015	158,174,280	01/04/2016	158,174,280
J.P. Morgan Securities LLC	0.750%	12/29/2015	79,600,000	01/04/2016	79,600,000
Bank of America	0.200%	12/29/2015	24,375,908	01/04/2016	24,375,908
Bank of America	0.500%	12/29/2015	73,868,418	01/04/2016	73,868,418
Bank of America	0.400%	12/29/2015	14,737,500	01/04/2016	14,737,500
J.P. Morgan Securities LLC	0.450%	12/30/2015	25,113,060	01/04/2016	25,113,060

			$415,469,166		$415,469,166

The aggregate value of Reverse Repurchase Agreements is $415,469,166. U.S. Treasury Securities, with a market value of $415,861,854 have been segregated to cover the requirement for the reverse repurchase agreements outstanding as of December 31, 2015. Reverse repurchase agreements are subject to contractual netting arrangements.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$14,283,597	$—
Collateralized Loan Obligations	—	54,499,139	—
Non-Residential Mortgage-Backed Securities	—	113,879,360	4,354,235
Residential Mortgage-Backed Securities	—	86,701,137	—
Bank Loans	—	8,723,193	—
Commercial Mortgage-Backed Securities	—	207,864,287	3,634,442
Corporate Bonds	—	1,437,847,912	—
Foreign Government Bonds	—	124,604,352	—
Municipal Bonds	—	37,838,212	—
Residential Mortgage-Backed Securities	—	142,157,903	—
Affiliated Money Market Mutual Fund	263,968,192	—	—
U.S. Government Agency Obligations	—	1,188,661,278	—
Borrowed Bond Agreements	—	47,086,234	—
U.S. Treasury Obligations	—	1,001,599,974	—
Preferred Stocks	6,322,979	—	—
Options Purchased	135,506	2,125,949	—
Short Sales – U.S. Government Agency Obligations	—	(268,534,825)	—
Short Sales – Borrowed Bonds	—	(46,927,115)	—
Options Written	—	(1,564,777)	—
Reverse Repurchase Agreements	—	(415,469,166)	—
Other Financial Instruments*
Futures Contracts	818,815	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(229,500)	—
OTC interest rate swaps	—	(20,956)	—
Centrally cleared interest rate swaps	—	(393,176)	—
OTC credit default swaps	—	(513,981)	—
Centrally cleared credit default swaps	—	(72,678)	—

Total	$271,245,492	$3,734,146,353	$7,988,677

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Government Agency Obligations	31.5%
U.S. Treasury Obligations	26.4
Affiliated Money Market Mutual Fund (5.2% represents investments purchased with collateral from securities on loan)	7.0
Banks	6.9
Residential Mortgage-Backed Securities	6.1
Commercial Mortgage-Backed Securities	5.6
Telecommunications	3.8
Oil & Gas	3.5
Diversified Financial Services	3.3
Foreign Government Bonds	3.3
Non-Residential Mortgage-Backed Securities	3.1
Media	2.7
Auto Manufacturers	2.5
Pipelines	1.6
Electric	1.5
Collateralized Loan Obligations	1.4
Pharmaceuticals	1.3
Healthcare-Services	1.0
Municipal Bonds	1.0
Retail	1.0
Chemicals	0.9

Mining	0.7%
Internet	0.7
Computers	0.6
Insurance	0.6
Agriculture	0.5
Healthcare-Products	0.5
Aerospace & Defense	0.4
Biotechnology	0.4
Collateralized Debt Obligations	0.4
Building Materials	0.4
Packaging & Containers	0.4
Semiconductors	0.3
Commercial Services	0.3
Foods	0.3
Iron/Steel	0.3
Software	0.3
Transportation	0.2
Miscellaneous Manufacturing	0.2
Auto Parts & Equipment	0.2
Beverages	0.2
Forest Products & Paper	0.2
Diversified Telecommunication Services	0.2
Machinery-Construction & Mining	0.2
Gas	0.2
Electrical Components & Equipment	0.2
Real Estate Investment Trusts (REITs)	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Consumer Finance	0.1%
Airlines	0.1
Trucking & Leasing	0.1
Entertainment	0.1
Electronics	0.1
Home Builders	0.1
Leisure Time	0.1
Real Estate	0.1
Environmental Control	0.1
Machinery-Diversified	0.1

Household Products/Wares	0.1%
Housewares	0.1
Apparel	0.1
Hotels, Restaurants & Leisure	0.1
Borrowed Bonds	(1.3)
U.S. Government Agency Obligations	(7.1)

117.4
Liabilities in excess of other assets	(17.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$958,092	*	Due from/to broker-variation margin futures	$139,277	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	39,748		Unrealized depreciation on OTC swap agreements	63,674
Interest rate contracts	Unaffiliated investments	161,773		—	—
Interest rate contracts	Premiums paid for OTC swap agreements	4,774		Premiums received for OTC swap agreements	1,804
Interest rate contracts	Due from/to broker-variation margin swaps	1,085	*	Due from/to broker-variation margin swaps	394,261	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	757,677		Unrealized depreciation on OTC forward foreign currency exchange contracts	987,177
Foreign exchange contracts	Unaffiliated investments	2,099,682		Options written outstanding, at value	1,564,777
Credit contracts	—	—		Due from/to broker-variation margin swaps	72,678	*
Credit contracts	Unrealized appreciation on OTC swap agreements	114,998		Unrealized depreciation on OTC swap agreements	432,807
Credit contracts	Premiums paid for OTC swap agreements	715,979		Premiums received for OTC swap agreements	912,151

Total		$4,853,808			$4,568,606

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(2,225,276)	$1,479,093	$1,182,442	$1,329,744	$—	$1,766,003
Foreign exchange contracts	(2,181,951)	1,821,473	—	—	8,905,439	8,544,961
Credit contracts	—	—	—	2,456,391	—	2,456,391

Total	$(4,407,227)	$3,300,566	$1,182,442	$3,786,135	$8,905,439	$12,767,355

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$(83,816)	$—	$1,354,590	$(417,102)	$—	$853,672
Foreign exchange contracts	(364,427)	516,588	—	—	(9,472,549)	(9,320,388)
Credit Contracts	—	—	—	(390,487)	—	(390,487)

Total	$(448,243)	$516,588	$1,354,590	$(807,589)	$(9,472,549)	$(8,857,203)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Contracts - Purchased(4)	Forward Foreign Currency Exchange Contracts - Sold(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)
$2,194,656	$3,024	$127,439,980	$298,168,984	$294,513,956	$368,693,045	$165,882	$49,248	$8,068

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$652,137	$(162,813)	$—	$489,324
Barclays Capital Group	134,818	(134,818)	—	—
BNP Paribas	1,689,262	(1,508,017)	—	181,245
Citigroup Global Markets	320,424	(320,424)	—	—
Credit Suisse First Boston Corp.	21,462	(21,462)	—	—
Deutsche Bank AG	10,428	(10,428)	—	—
Goldman Sachs & Co.	119,591	(119,591)	—	—
Hong Kong & Shanghai Bank	67,442	(40,114)	—	27,328
JPMorgan Chase	213,452	(202,195)	—	11,257
Morgan Stanley	166,373	(166,373)	—	—
Royal Bank of Scotland Group PLC	111,876	(8,717)	—	103,159
Societe Generale	185,724	—	—	185,724
Standard Chartered Bank	—	—	—	—
Standard Chartered PLC	—	—	—	—
State Street Bank	54,012	(9,877)	—	44,135
UBS AG	12,124	(12,124)	—	—

	$3,759,125

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(162,813)	$162,813	$—	$—
Barclays Capital Group	(330,190)	134,818	—	(195,372)
BNP Paribas	(1,508,017)	1,508,017	—	—
Citigroup Global Markets	(367,407)	320,424	—	(46,983)
Credit Suisse First Boston Corp.	(70,400)	21,462	—	(48,938)
Deutsche Bank AG	(184,748)	10,428	—	(174,320)
Goldman Sachs & Co.	(254,691)	119,591	—	(135,100)
Hong Kong & Shanghai Bank	(40,114)	40,114	—	—
JPMorgan Chase	(202,195)	202,195	—	—
Morgan Stanley	(381,568)	166,373	—	(215,195)
Royal Bank of Scotland Group PLC	(8,717)	8,717	—	—
Societe Generale	—	—	—	—
Standard Chartered Bank	(18,797)	—	—	(18,797)
Standard Chartered PLC	(75,975)	—	—	(75,975)
State Street	(9,877)	9,877	—	—
UBS AG	(346,881)	12,124	—	(334,757)

	$(3,962,390)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $193,038,142:
Unaffiliated investments (cost $4,633,375,991)	$4,482,319,689
Affiliated investments (cost $263,968,192)	263,968,192
Cash	10,968,800
Foreign currency, at value (cost $1,832,354)	2,199,899
Deposit with Broker for futures and centrally cleared swaps	2,070,600
Receivable for investments sold	666,385,121
Dividends and interest receivable	27,289,438
Receivable for fund share sold	2,692,145
Due from broker-variation margin swaps	1,175,229
Unrealized appreciation on OTC forward foreign currency contracts	757,677
Premiums paid for OTC swap agreements	720,753
Unrealized appreciation on OTC swap agreements	154,746
Prepaid expenses	29,273

Total Assets	5,460,731,562

LIABILITIES:
Payable for investments purchased	751,766,223
Reverse repurchase agreements	415,469,166
Securities sold short, at value (proceeds received $268,478,418)	268,534,825
Payable to broker for collateral for securities on loan	197,289,294
Borrowed Bonds — Short (proceeds received $46,776,959)	46,927,115
Options written outstanding, at value (premiums received $2,081,365)	1,564,777
Payable for fund share repurchased	1,114,517
Unrealized depreciation on OTC forward foreign currency contracts	987,177
Premiums received for OTC swap agreements	913,955
Due to broker-variation margin futures	796,139
Advisory fees payable	661,833
Unrealized depreciation on OTC swap agreements	496,481
Accrued expenses and other liabilities	367,496
Interest payable on securities sold short	326,817
Distribution fee payable	102,773
Deferred trustees’ fees	508
Affiliated transfer agent fee payable	340

Total Liabilities	1,687,319,436

NET ASSETS	$3,773,412,126

Net assets were comprised of:
Paid-in capital	$3,024,968,257
Retained earnings	748,443,869

Net assets, December 31, 2015	$3,773,412,126

Net asset value and redemption price per share, $3,773,412,126 / 300,806,097 outstanding shares of beneficial interest	$12.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$121,887,244
Unaffiliated dividend income	517,432
Affiliated dividend income	314,462
Affiliated income from securities lending, net	173,350

122,892,488

EXPENSES
Advisory fees	21,000,091
Distribution fee	6,854,358
Custodian and accounting fees	781,000
Interest expense	476,882
Insurance expenses	67,000
Audit fee	64,000
Trustees’ fees	46,000
Legal fees and expenses	19,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense	2,316
Miscellaneous	41,795

Total expenses	29,377,442
Less: advisory fee waivers and/or expense reimbursement	(1,368,271)

Net expenses	28,009,171

NET INVESTMENT INCOME	94,883,317

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	65,315,314
Futures transactions	1,182,442
Options written transactions	3,300,565
Short sales transactions	(1,225,965)
Swap agreements transactions	3,786,135
Foreign currency transactions	(24,426,700)

47,931,791

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	(214,133,782)
Futures	1,354,590
Options written	516,588
Short sales	(206,563)
Swap agreements	(807,589)
Foreign currencies	(8,976,471)

(222,253,227)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(174,321,436)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(79,438,119)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$94,883,317	$108,409,639
Net realized gain on investment and foreign currency transactions	47,931,791	170,999,033
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(222,253,227)	(12,986,522)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(79,438,119)	266,422,150

FUND SHARE TRANSACTIONS:
Fund share sold [48,578,677 and 16,762,311 shares, respectively]	617,103,741	211,582,382
Fund share repurchased [63,993,659 and 273,933,827 shares, respectively]	(814,370,390)	(3,473,733,475)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(197,266,649)	(3,262,151,093)

TOTAL DECREASE IN NET ASSETS	(276,704,768)	(2,995,728,943)
NET ASSETS:
Beginning of year	4,050,116,894	7,045,845,837

End of year	$3,773,412,126	$4,050,116,894

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST BLACKROCK LOW DURATION BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 101.7% ASSET-BACKED SECURITIES — 10.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 3.1%
Ares XXIII CLO Ltd. (Cayman Islands), Series 2012-1A, Class BR1, 144A	2.515%	(c)	04/19/23	5,225	$5,199,016
Atrium VII (Cayman Islands), Series 7A, Class BR, 144A	2.071%	(c)	11/16/22	1,735	1,719,984
BlueMountain CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	1.637%	(c)	07/20/23	1,850	1,843,277
Cent CLO LP (Cayman Islands), Series 2012-16A, Class A2R, 144A	2.579%	(c)	08/01/24	3,500	3,478,597
CIFC Funding Ltd. (Cayman Islands), Series 2013-4A, Class B1, 144A	2.257%	(c)	11/27/24	2,000	1,970,476
Flatiron CLO Ltd. (Cayman Islands), Series 2011-1A, Class A, 144A	1.871%	(c)	01/15/23	7,000	7,012,391
OHA Credit Partners VII Ltd. (Cayman Islands), Series 2012-7A, Class A, 144A	1.790%	(c)	11/20/23	5,400	5,387,910

					26,611,651

Non-Residential Mortgage-Backed Securities — 7.2%
Avalon IV Capital Ltd. (Cayman Islands), Series 2012-1A, Class BR, 144A	2.139%	(c)	04/17/23	950	940,967
Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5	1.600%		05/17/21	7,000	6,976,344
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6	2.150%		07/15/21	6,000	6,028,708
Drive Auto Receivables Trust, Series 2015-CA, Class A3, 144A	1.380%		10/15/18	3,000	2,993,218
Enterprise Fleet Financing LLC, Series 2015-2, Class A3, 144A	2.090%		02/22/21	3,300	3,294,823
Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A4	1.750%		12/15/21	4,310	4,284,228
Motor PLC (United Kingdom), Series 2015-1A, Class A1, 144A	1.022%	(c)	06/25/22	4,000	3,998,488
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 144A	1.531%	(c)	12/15/28	900	891,193
Nissan Auto Receivables Owner Trust, Series 2015-B, Class A3	1.340%		03/16/20	5,000	4,970,264
Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4	1.790%		01/17/22	3,900	3,879,835
SLC Student Loan Trust, Series 2006-2, Class A5	0.612%	(c)	09/15/26	2,300	2,209,991
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3	0.912%	(c)	06/15/33	6,958	6,509,768
SLM Student Loan Trust, Series 2005-3, Class A5	0.410%	(c)	10/25/24	2,092	2,048,218
SMB Private Education Loan Trust, Series 2015-A, Class A1, 144A	0.931%	(c)	07/17/23	5,863	5,842,112
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 144A	2.550%		08/27/29	4,827	4,786,503
World Financial Network Credit Card Master Trust, Series 2012-C, Class A	2.230%		08/15/22	2,500	2,509,277

					62,163,937

Residential Mortgage-Backed Securities — 0.6%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class M1	1.367%	(c)	09/25/34	1,123	1,034,164
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE7, Class 1A1	1.422%	(c)	10/25/37	2,618	2,415,600

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	1.122%	(c)	07/25/32	3	$2,220
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	1.162%	(c)	08/25/32	98	86,273
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A	0.317%	(c)	07/25/37	735	462,777
First NLC Trust, Series 2007-1, Class A1, 144A	0.492%	(c)	08/25/37	1,523	768,443
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	0.782%	(c)	11/25/34	122	104,603
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	0.552%	(c)	05/25/37	1,080	728,407

					5,602,487

TOTAL ASSET-BACKED SECURITIES (cost $96,252,943)					94,378,075

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.3%
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A, 144A	1.551%	(c)	01/15/28	4,600	4,558,533
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A1A	6.171%	(c)	02/10/51	2,059	2,194,403
CFCRE Commercial Mortgage Trust, Series 2015-RUM, Class A, 144A	2.031%	(c)	07/15/30	3,250	3,237,700
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AM	5.343%		12/15/39	3,000	3,059,377
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	4,027	4,019,755
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A2	3.087%		07/15/48	1,750	1,787,680
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A	5.397%		05/15/45	4,007	4,046,859
Morgan Stanley Capital I Trust, Series 2007-HQ13, Class A3	5.569%		12/15/44	2,208	2,298,015
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4	5.809%		12/12/49	4,250	4,439,563
Morgan Stanley Capital I Trust, Series 2015-XLF1, Class A, 144A	1.467%	(c)	08/14/31	4,079	4,063,495
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(c)	05/15/46	4,096	4,230,087
Wachovia Bank Commercial Mortgage Trust Series, Series 2006-C28, Class A4FL, 144A	0.501%	(c)	10/15/48	4,280	4,245,468
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C31, Class A5FL, 144A	0.561%	(c)	04/15/47	4,600	4,449,382
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A2	2.848%		09/15/57	8,000	8,099,034

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $55,351,225)					54,729,351

CORPORATE OBLIGATIONS — 33.4%
Agriculture — 1.0%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	1.850%		06/15/18	1,700	1,699,162
Reynolds American, Inc., Gtd. Notes	2.300%		08/21/17	902	909,020
Reynolds American, Inc., Gtd. Notes	2.300%		06/12/18	3,800	3,823,868
Reynolds American, Inc., Gtd. Notes	3.250%		06/12/20	2,479	2,519,415

					8,951,465

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Airlines — 0.6%
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	9.750%		07/15/18	197	$208,030
US Airways 2011-1 Class B Pass-Through Trust, Pass-Through Certificates	9.750%		04/22/20	2,966	3,313,978
US Airways 2012-1 Class B Pass-Through Trust, Pass-Through Certificates	8.000%		04/01/21	1,252	1,352,254

					4,874,262

Auto Manufacturers — 2.6%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.724%		12/06/17	3,800	3,741,469
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	7,200	7,182,814
General Motors Financial Co., Inc., Gtd. Notes	3.000%		09/25/17	4,900	4,916,734
General Motors Financial Co., Inc., Gtd. Notes	3.100%		01/15/19	1,110	1,108,387
General Motors Financial Co., Inc., Gtd. Notes	3.250%		05/15/18	1,600	1,608,010
Hyundai Capital America (South Korea), Sr. Unsec’d. Notes, 144A	2.400%		10/30/18	750	747,674
RCI Banque SA (France), Sr. Unsec’d. Notes, 144A	4.600%		04/12/16	1,700	1,714,445
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	1.650%		05/22/18	1,881	1,806,057

					22,825,590

Banks — 13.9%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.625%		10/19/20	500	493,711
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	3,700	3,978,640
Bank of America Corp., Sr. Unsec’d. Notes, MTN	6.400%		08/28/17	400	428,479
Bank of America Corp., Sr. Unsec’d. Notes, MTN	6.875%		04/25/18	3,800	4,192,377
Bank of America Corp., Sr. Unsec’d. Notes	2.600%		01/15/19	6,800	6,822,161
Bank of America Corp., Sr. Unsec’d. Notes	2.650%		04/01/19	2,575	2,581,280
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	1.002%	(c)	03/05/18	5,000	4,971,100
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.000%		03/16/18	4,400	4,373,741
Capital One Financial Corp., Sr. Unsec’d. Notes	6.750%		09/15/17	6,000	6,437,106
Capital One NA, Sr. Unsec’d. Notes	2.350%		08/17/18	3,200	3,206,013
CIT Group, Inc., Sr. Unsec’d. Notes	4.250%		08/15/17	3,300	3,374,250
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		05/15/17	3,400	3,502,000
Citigroup, Inc., Sr. Unsec’d. Notes	1.700%		04/27/18	4,600	4,554,400
Citigroup, Inc., Sr. Unsec’d. Notes	2.050%		12/07/18	1,650	1,641,283
Citizens Bank NA, Sr. Unsec’d. Notes, BKNT	2.300%		12/03/18	1,160	1,158,630
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes	1.700%		04/27/18	4,500	4,467,690
DNB Bank ASA (Norway), Sr. Unsec’d. Notes, 144A	3.200%		04/03/17	900	917,392
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	2.375%		05/25/16	900	900,630
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	5.500%		05/25/16	500	506,285
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	5.500%		06/26/17	500	519,970
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.625%		01/31/19	3,249	3,272,230
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.750%		09/15/20	555	554,635
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.900%		07/19/18	2,976	3,034,169
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.950%		01/18/18	1,000	1,076,977
HSBC USA, Inc., Sr. Unsec’d. Notes	1.700%		03/05/18	1,425	1,417,046
HSBC USA, Inc., Sr. Unsec’d. Notes	2.000%		08/07/18	2,510	2,509,375

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Huntington National Bank (The), Sr. Unsec’d. Notes	2.200%		11/06/18	395	$393,908
ING Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.000%		11/26/18	2,023	2,014,683
Intesa Sanpaolo SpA (Italy), Gtd. Notes, MTN	3.125%		01/15/16	2,130	2,131,063
JPMorgan Chase & Co., Sr. Unsec’d. Notes	1.625%		05/15/18	6,332	6,285,017
JPMorgan Chase & Co., Sr. Unsec’d. Notes	1.700%		03/01/18	7,000	6,966,057
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	200	224,260
JPMorgan Chase Bank NA, Sub. Notes, BKNT	6.000%		10/01/17	2,400	2,565,984
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.375%		07/23/19	5,079	5,061,980
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.750%		10/18/16	3,000	3,102,822
Morgan Stanley, Sr. Unsec’d. Notes	2.500%		01/24/19	1,040	1,045,677
Royal Bank of Canada (Canada), Covered Bonds	1.200%		09/19/17	10,000	9,952,730
Santander Bank NA, Sub. Notes	8.750%		05/30/18	2,000	2,257,290
UBS AG (Switzerland), Sr. Unsec’d. Notes, MTN	1.800%		03/26/18	6,800	6,788,617
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	1.250%		07/20/16	200	200,316

					119,881,974

Computers — 0.6%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18	5,149	5,146,127

Diversified Financial Services — 2.8%
Air Lease Corp., Sr. Unsec’d. Notes	2.625%		09/04/18	5,310	5,248,728
Ally Financial, Inc., Gtd. Notes	2.750%		01/30/17	2,100	2,094,750
Ally Financial, Inc., Gtd. Notes	3.250%		11/05/18	1,650	1,619,063
Ally Financial, Inc., Gtd. Notes	5.500%		02/15/17	2,100	2,163,000
Ally Financial, Inc., Sr. Unsec’d. Notes	3.600%		05/21/18	2,000	2,000,000
Doric Nimrod Air Finance Alpha Ltd., Class A, Pass-Through Trust (Guernsey), Pass-Through Certificates, 144A	5.125%		11/30/24	806	824,865
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	4.875%		03/15/19	4,700	4,657,700
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.750%		09/01/16	200	205,500
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16	500	506,875
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(d)	3.011%	(s)	12/23/10	4,200	309,750
Synchrony Financial, Sr. Unsec’d. Notes	1.875%		08/15/17	4,400	4,379,830
Synchrony Financial, Sr. Unsec’d. Notes	2.600%		01/15/19	345	343,760

					24,353,821

Electric — 0.8%
Duke Energy Corp., Sr. Unsec’d. Notes	1.625%		08/15/17	4,500	4,493,921
Duke Energy Corp., Sr. Unsec’d. Notes	2.150%		11/15/16	2,000	2,011,992

					6,505,913

Food — 0.5%
Kraft Heinz Foods Co., Gtd. Notes, 144A	2.000%		07/02/18	4,450	4,428,996

Healthcare-Products — 0.2%
St Jude Medical, Inc., Sr. Unsec’d. Notes	2.000%		09/15/18	2,140	2,136,030

Healthcare-Services — 1.5%
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes	6.875%		07/15/17	4,500	4,803,750

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
HCA, Inc., Sr. Sec’d. Notes	3.750%	03/15/19	6,900	$6,951,750
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.900%	07/16/18	1,250	1,253,760

				13,009,260

Home Builders — 0.5%
D.R. Horton, Inc., Gtd. Notes	6.500%	04/15/16	2,500	2,525,000
Lennar Corp., Gtd. Notes	4.500%	06/15/19	1,900	1,932,063

				4,457,063

Insurance — 0.7%
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	2.350%	09/10/19	2,000	1,995,328
Voya Financial, Inc., Gtd. Notes	2.900%	02/15/18	4,300	4,346,483

				6,341,811

Lodging — 0.4%
MGM Resorts International, Gtd. Notes	6.875%	04/01/16	200	201,750
MGM Resorts International, Gtd. Notes	7.500%	06/01/16	2,800	2,851,632

				3,053,382

Machinery-Diversified — 0.7%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%	12/01/17	4,800	5,076,000
CNH Industrial Capital LLC, Gtd. Notes	4.375%	11/06/20	790	744,575

				5,820,575

Media — 1.1%
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	3.579%	07/23/20	3,190	3,170,889
DISH DBS Corp., Gtd. Notes	4.625%	07/15/17	2,200	2,244,000
Sky PLC (United Kingdom), Gtd. Notes, 144A	2.625%	09/16/19	3,915	3,896,913

				9,311,802

Oil & Gas — 0.3%
Marathon Petroleum Corp., Sr. Unsec’d. Notes	2.700%	12/14/18	2,180	2,155,678

Oil & Gas Services — 0.3%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	2.350%	12/21/18	2,175	2,160,882

Pharmaceuticals — 1.3%
AbbVie, Inc., Sr. Unsec’d. Notes	1.800%	05/14/18	4,400	4,379,742
Actavis Funding SCS, Gtd. Notes	2.450%	06/15/19	900	890,269
Actavis, Inc., Gtd. Notes	1.875%	10/01/17	600	599,285
Forest Laboratories LLC, Gtd. Notes, 144A	4.375%	02/01/19	4,200	4,399,819
Perrigo Co. PLC, Sr. Unsec’d. Notes	2.300%	11/08/18	1,250	1,232,256

				11,501,371

Real Estate Investment Trusts (REITs) — 0.5%
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	2.000%	02/15/18	4,400	4,378,515

Retail — 0.3%
QVC, Inc., Sr. Sec’d. Notes	3.125%	04/01/19	2,200	2,171,349

Telecommunications — 2.1%
AT&T, Inc., Sr. Unsec’d. Notes	1.400%	12/01/17	2,250	2,239,591

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%		11/15/18		4,000	$4,210,000
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.350%		06/09/17		6,909	6,889,054
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.500%		09/15/16		300	302,341
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.550%		06/17/19		1,970	1,994,826
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%		02/21/20		432	433,502
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.650%		09/14/18		2,031	2,123,798
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.350%		04/01/19		224	252,008

						18,445,120

Trucking & Leasing — 0.7%
Aviation Capital Group Corp., Sr. Unsec’d. Notes, 144A	3.875%		09/27/16		3,300	3,324,750
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.875%		07/17/18		1,000	1,006,294
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.050%		01/09/20		1,561	1,548,078

						5,879,122

TOTAL CORPORATE OBLIGATIONS (cost $288,874,546)						287,790,108

FOREIGN GOVERNMENT BONDS — 3.5%
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, MTN	4.750%		06/25/19	EUR	1,210	1,413,597
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	4.750%		01/08/26		219	216,298
Italy Government International Bond (Italy), Sr. Unsec’d. Notes	5.250%		09/20/16		2,461	2,527,784
Mexico Cetes (Mexico), Bills	1.000%	(s)	02/18/16	MXN	1,046,276	6,046,115
Mexico Cetes (Mexico), Bills	3.220%	(s)	02/11/16	MXN	3,418,724	19,738,324
Poland Government Bond (Poland), Bonds	2.500%		07/25/26	PLN	1,591	381,811
Poland Government Bond (Poland), Bonds	3.250%		07/25/25	PLN	893	234,142
Russian Federal Bond (Russia), Bonds	7.000%		08/16/23	RUB	1,710	20,245

TOTAL FOREIGN GOVERNMENT BONDS (cost $30,912,326)						30,578,316

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.5%
Banc of America Alternative Loan Trust, Series 2006-2, Class 6A1	5.500%		03/25/21		1,043	1,044,285
Banc of America Alternative Loan Trust, Series 2007-1, Class 1A1	5.846%	(c)	04/25/22		705	705,793
Banc of America Funding Corp., Series 2004-A, Class 1A3	2.746%	(c)	09/20/34		200	198,927
Banc of America Funding Corp., Series 2005-D, Class A1	2.754%	(c)	05/25/35		252	256,382
Banc of America Mortgage Trust, Series 2005-6, Class 1A1	5.500%		07/25/35		355	356,505
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250%		04/26/37		966	883,502
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	2.537%	(c)	04/25/33		53	53,019

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	3.059%	(c)	01/25/34	203	$206,382
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	2.894%	(c)	02/25/34	223	217,894
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	3.304%	(c)	11/25/34	2,683	2,506,016
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	2.320%	(c)	08/25/35	241	242,840
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	2.726%	(c)	09/25/35	1,600	1,348,348
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	2.458%	(c)	01/25/36	2,092	1,715,733
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	2.599%	(c)	01/26/36	2,670	2,193,910
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	2.478%	(c)	12/26/46	2,847	2,107,082
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	2.430%	(c)	09/25/35	433	433,367
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	2.070%	(c)	09/25/35	114	110,382
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250%		12/25/33	52	54,073
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A	5.547%	(c)	01/25/34	227	225,734
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	1.102%	(c)	02/25/35	612	534,182
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-J9, Class 2A5	5.500%		01/25/35	553	562,199
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	0.712%	(c)	04/25/35	917	762,356
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	2.391%	(c)	04/25/35	927	768,762
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A	0.561%	(c)	06/25/35	1,084	942,690
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	2.265%	(c)	06/25/33	615	600,655
Fannie Mae REMICS, Series 1988-22, Class A	1.901%	(c)	08/25/18	1	986
Fannie Mae REMICS, Series 1996-39, Class H	8.000%		11/25/23	18	20,201
Fannie Mae REMICS, Series 2004-11, Class A	0.542%	(c)	03/25/34	214	212,627
Fannie Mae REMICS, Series 2006-5, Class 3A2	2.326%	(c)	05/25/35	189	199,247
Fannie Mae REMICS, Series 2007-114, Class A6	0.397%	(c)	10/27/37	7,517	7,477,489
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	6.500%		07/25/43	1,164	1,346,341
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	7.000%		10/25/43	747	858,816
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.621%	(c)	07/25/44	924	939,421
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	1.421%	(c)	10/25/44	3,251	3,305,786
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	0.462%	(c)	12/25/36	1,562	1,555,721
Freddie Mac REMICS, Series 4390, Class CA	3.500%		06/15/50	2,417	2,508,613
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 12A	3.066%	(c)	06/25/34	172	175,077
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	3.085%	(c)	06/25/34	531	515,581
Government National Mortgage Assoc., Series 1998-15, Class C	6.500%		06/20/28	466	533,807

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1	0.882%	(c)	06/25/45	372	$324,303
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	2.262%	(c)	06/25/34	55	52,811
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	2.824%	(c)	11/25/35	513	462,043
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	2.692%	(c)	04/25/36	1,931	1,731,345
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	3.994%	(c)	08/19/34	851	842,133
HomeBanc Mortgage Trust, Series 2005-4, Class A1	0.692%	(c)	10/25/35	537	495,737
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A1	2.681%	(c)	11/25/33	353	356,025
JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3	2.687%	(c)	07/25/35	414	413,986
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	1.244%	(c)	10/25/35	726	687,261
NACC Reperforming Loan REMIC Trust, Series 2004-R1, Class A2, MTN, 144A	7.500%		03/25/34	1,173	1,145,671
NCUA Guaranteed Notes Trust, Series 2010-R2, Class 1A	0.646%	(c)	11/06/17	2,808	2,812,136
Reperforming Loan REMIC Trust, Series 2004-R1, Class 2A, 144A	6.500%		11/25/34	131	134,999
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1	0.652%	(c)	07/19/35	535	462,399
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	2.564%	(c)	09/25/33	1,397	1,382,093
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A	0.652%	(c)	04/25/45	907	844,724
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A	0.742%	(c)	07/25/45	2,808	2,690,466
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	1.257%	(c)	02/25/46	1,103	1,009,142
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	1.257%	(c)	08/25/46	630	521,984
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1	2.786%	(c)	12/25/33	86	86,661
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR1, Class 2A1	2.664%	(c)	02/25/35	577	571,904

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $58,262,693)					55,708,554

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.3%
Federal Home Loan Mortgage Corp.	2.526%	(c)	01/01/34	36	38,432
Federal Home Loan Mortgage Corp.	2.651%	(c)	07/01/29	28	29,479
Federal Home Loan Mortgage Corp.	2.710%	(c)	12/01/26	9	9,584
Federal Home Loan Mortgage Corp.	3.000%		TBA(t)	11,155	11,494,933
Federal Home Loan Mortgage Corp.	3.500%		TBA(t)	5,000	5,226,093
Federal National Mortgage Assoc.	2.046%	(c)	01/01/25	4	3,784
Federal National Mortgage Assoc.	2.500%		TBA(t)	6,000	6,047,431
Federal National Mortgage Assoc.	2.520%	(c)	04/01/32	7	7,682
Federal National Mortgage Assoc.	2.645%	(c)	12/01/29	28	28,445
Federal National Mortgage Assoc.	2.734%	(c)	06/01/45	6,533	6,602,471
Federal National Mortgage Assoc.	3.000%		TBA(t)	900	925,670
Federal National Mortgage Assoc.	3.000%		TBA(t)	5,110	5,264,031
Federal National Mortgage Assoc.	3.164%	(c)	06/01/45	5,243	5,392,023
Federal National Mortgage Assoc.	3.500%		TBA(t)	5,000	5,236,135

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal National Mortgage Assoc.	4.000%		12/01/41		500	$530,279
Federal National Mortgage Assoc.	4.000%		TBA(t)		3,000	3,127,969
Federal National Mortgage Assoc.	4.500%		06/01/39-12/01/41		591	640,604
Federal National Mortgage Assoc.	4.500%		TBA(t)		3,000	3,100,033
Federal National Mortgage Assoc.	4.994%	(c)	03/01/17		2	1,533
Federal National Mortgage Assoc.	5.000%	(c)	04/01/24		5	5,204
Government National Mortgage Assoc.	1.625%	(c)	11/20/29		84	86,955
Government National Mortgage Assoc.	1.750%	(c)	05/20/24-06/20/26		108	111,402
Government National Mortgage Assoc.	2.000%	(c)	07/20/17-07/20/24		10	10,011
Government National Mortgage Assoc.	2.500%	(c)	09/20/17		3	2,567

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $53,919,394)						53,922,750

U.S. TREASURY OBLIGATIONS — 34.8%
U.S. Treasury Notes	0.375%		10/31/16		94,200	93,909,299
U.S. Treasury Notes	0.625%		11/15/16-12/31/16		92,000	91,862,480
U.S. Treasury Notes	0.875%		11/30/16		25,000	25,014,650
U.S. Treasury Notes	1.000%		10/31/16		49,170	49,266,029
U.S. Treasury Notes	1.250%		12/15/18		12,000	11,974,692
U.S. Treasury Notes	1.375%		09/30/20		6,055	5,950,454
U.S. Treasury Notes	1.625%		07/31/19		22,060	22,136,703
U.S. Treasury Notes	2.250%		11/15/25		500	498,887

TOTAL U.S. TREASURY OBLIGATIONS (cost $301,122,661)						300,613,194

TOTAL LONG-TERM INVESTMENTS (cost $884,695,788)						877,720,348

SHORT-TERM INVESTMENTS — 2.5%

				Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 2.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $21,276,762)(w)(Note 4)					21,276,762	21,276,762

	Counterparty			Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Currency Option USD vs CAD, expiring 03/07/16, @ FX Rate 1.35	JPMorgan Chase				2	6,078
Currency Option USD vs MXN, expiring 01/11/16, @ FX Rate 17.15	Morgan Stanley				2	1,086

						7,164

Put Options
Currency Option EUR vs PLN, expiring 01/21/16, @ FX Rate 4.20	JPMorgan Chase			EUR	3	317
Currency Option USD vs JPY, expiring 02/12/16, @ FX Rate 121.50	Citigroup Global Markets				2	2,764

						3,081

TOTAL OPTIONS PURCHASED (cost $8,273)						10 ,245

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $21,285,035)	$21,287,007

TOTAL INVESTMENTS — 104.2% (cost $905,980,823)	899,007,355
Liabilities in excess of other assets(z) — (4.2)%	(35,892,908)

NET ASSETS — 100.0%	$863,114,447

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $39,165,000 is approximately 4.5% of net assets.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Position:
1,294	2 Year U.S. Treasury Notes	Mar. 2016	$281,591,214	$281,101,283	$(489,931)

Short Positions:
33	5 Year Euro-Bobl	Mar. 2016	4,691,590	4,686,210	5,380
204	5 Year U.S. Treasury Notes	Mar. 2016	24,209,239	24,137,344	71,895
2	10 Year Euro-Bund	Mar. 2016	344,670	343,241	1,429
119	10 Year U.S. Treasury Notes	Mar. 2016	14,996,158	14,982,844	13,314

					92,018

					$(397,913)

(1)	Cash of $593,030 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/05/16	Goldman Sachs & Co.	BRL	161	$41,500	$40,657	$(843)
Expiring 01/05/16	Goldman Sachs & Co.	BRL	134	34,000	33,773	(227)
Expiring 01/05/16	Royal Bank of Scotland Group PLC	BRL	205	51,000	51,766	766
Expiring 01/05/16	UBS AG	BRL	156	41,500	39,327	(2,173)
Expiring 02/02/16	Goldman Sachs & Co.	BRL	204	51,000	50,986	(14)
Canadian Dollar,
Expiring 01/15/16	BNP Paribas	CAD	142	102,000	102,895	895
Expiring 01/15/16	Royal Bank of Scotland Group PLC	CAD	140	102,000	101,229	(771)
Chilean Peso,
Expiring 01/04/16	Credit Suisse First Boston Corp.	CLP	50,185	70,700	70,792	92

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Chilean Peso (continued),
Expiring 01/21/16	Credit Suisse First Boston Corp.	CLP	35,412	$50,500	$49,850	$(650)
Expiring 01/21/16	Credit Suisse First Boston Corp.	CLP	35,237	50,500	49,603	(897)
Colombian Peso,
Expiring 01/15/16	Credit Suisse First Boston Corp.	COP	227,574	68,000	71,575	3,575
Expiring 01/21/16	Goldman Sachs & Co.	COP	108,391	34,685	34,069	(616)
Euro,
Expiring 01/06/16	Goldman Sachs & Co.	EUR	4,590	4,885,590	4,988,960	103,370
Expiring 01/06/16	Morgan Stanley	EUR	4,965	5,393,937	5,396,555	2,618
Expiring 01/07/16	Citigroup Global Markets	EUR	52	57,260	56,521	(739)
Expiring 01/07/16	Goldman Sachs & Co.	EUR	54	59,254	58,695	(559)
Expiring 01/07/16	Royal Bank of Scotland Group PLC	EUR	50	54,746	54,347	(399)
Japanese Yen,
Expiring 01/12/16	UBS AG	JPY	12,547	103,000	104,413	1,413
Mexican Peso,
Expiring 01/05/16	Goldman Sachs & Co.	MXN	1,374	82,872	79,700	(3,172)
Expiring 01/08/16	Goldman Sachs & Co.	MXN	1,468	85,000	85,123	123
Expiring 01/19/16	Deutsche Bank AG	MXN	1,190	70,000	68,927	(1,073)
Expiring 01/19/16	Goldman Sachs & Co.	MXN	1,749	102,667	101,357	(1,310)
Expiring 01/19/16	Goldman Sachs & Co.	MXN	1,470	86,333	85,170	(1,163)
Expiring 01/19/16	Goldman Sachs & Co.	MXN	877	50,500	50,840	340
Expiring 01/19/16	Goldman Sachs & Co.	MXN	877	50,500	50,806	306
Expiring 01/20/16	State Street Bank	MXN	175	10,052	10,145	93
New Taiwanese Dollar,
Expiring 01/11/16	Hong Kong & Shanghai Bank	TWD	3,922	120,000	119,397	(603)
Polish Zloty,
Expiring 01/15/16	Standard Chartered PLC	PLN	1,863	471,435	474,884	3,449
Expiring 01/15/16	Standard Chartered PLC	PLN	1,079	272,038	274,943	2,905
South African Rand,
Expiring 01/04/16	Deutsche Bank AG	ZAR	2,470	171,000	159,598	(11,402)
Turkish Lira,
Expiring 01/14/16	Morgan Stanley	TRY	777	266,000	265,338	(662)
Expiring 01/15/16	Deutsche Bank AG	TRY	209	70,000	71,314	1,314

				$13,159,569	$13,253,555	93,986

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/05/16	BNP Paribas	BRL	203	$51,000	$51,237	$(237)
Expiring 01/05/16	BNP Paribas	BRL	135	34,000	34,044	(44)
Expiring 01/05/16	Deutsche Bank AG	BRL	327	83,000	82,455	545
Expiring 02/02/16	Royal Bank of Scotland Group PLC	BRL	207	51,000	51,780	(780)
Chilean Peso,
Expiring 01/04/16	BNP Paribas	CLP	49,904	70,700	70,395	305
Expiring 01/21/16	Credit Suisse First Boston Corp.	CLP	72,210	101,000	101,650	(650)
Colombian Peso,
Expiring 01/15/16	Credit Suisse First Boston Corp.	COP	224,536	68,000	70,620	(2,620)
Expiring 01/19/16	Credit Suisse First Boston Corp.	COP	169,493	51,000	53,286	(2,286)
Expiring 01/21/16	Credit Suisse First Boston Corp.	COP	115,528	34,685	36,312	(1,627)
Euro,
Expiring 01/06/16	Bank of New York Mellon	EUR	100	108,834	108,692	142
Expiring 01/06/16	Goldman Sachs & Co.	EUR	50	53,150	54,346	(1,196)
Expiring 01/06/16	UBS AG	EUR	10,487	11,107,904	11,398,524	(290,620)
Expiring 01/07/16	Goldman Sachs & Co.	EUR	52	57,315	56,521	794
Expiring 01/19/16	JPMorgan Chase	EUR	136	148,494	147,869	625

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen,
Expiring 01/12/16	Standard Chartered PLC	JPY	12,428	$103,000	$103,428	$(428)
Mexican Peso,
Expiring 01/05/16	Goldman Sachs & Co.	MXN	1,421	82,872	82,401	471
Expiring 01/19/16	Goldman Sachs & Co.	MXN	1,758	101,000	101,840	(840)
Expiring 01/20/16	JPMorgan Chase	MXN	175	10,051	10,112	(61)
Expiring 02/11/16	Barclays Capital Group	MXN	341,872	19,965,520	19,775,184	190,336
Expiring 02/18/16	Goldman Sachs & Co.	MXN	104,361	6,087,594	6,033,609	53,985
Expiring 02/18/16	Goldman Sachs & Co.	MXN	266	15,541	15,403	138
New Taiwanese Dollar,
Expiring 01/11/16	JPMorgan Chase	TWD	3,967	120,000	120,785	(785)
Polish Zloty,
Expiring 01/15/16	Citigroup Global Markets	PLN	5,185	1,282,690	1,321,432	(38,742)
Expiring 01/15/16	Goldman Sachs & Co.	PLN	338	85,461	86,141	(680)
Russian Ruble,
Expiring 02/09/16	BNP Paribas	RUB	1,438	20,486	19,483	1,003
South African Rand,
Expiring 01/04/16	BNP Paribas	ZAR	1,495	102,600	96,600	6,000
Expiring 01/04/16	State Street Bank	ZAR	986	68,400	63,702	4,698
Expiring 01/15/16	JPMorgan Chase	ZAR	1,480	93,750	95,436	(1,686)
Turkish Lira,
Expiring 01/15/16	Goldman Sachs & Co.	TRY	212	70,000	72,233	(2,233)

				$40,229,047	$40,315,520	(86,473)

						$7,513

Cross currency exchange contracts outstanding at December 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/12/16	Buy	EUR	72	RUB	5,783	(482)	BNP Paribas
01/12/16	Buy	EUR	33	RUB	2,564	666	Deutsche Bank AG
01/12/16	Buy	EUR	53	RUB	4,085	1,303	Deutsche Bank AG
01/12/16	Buy	EUR	70	RUB	5,387	2,557	JPMorgan Chase
01/18/16	Buy	EUR	70	RUB	5,431	2,082	Deutsche Bank AG
01/12/16	Buy	RUB	3,954	EUR	52	(2,546)	BNP Paribas
01/12/16	Buy	RUB	6,220	EUR	88	(10,750)	BNP Paribas
01/12/16	Buy	RUB	6,762	EUR	88	(2,800)	Deutsche Bank AG
01/18/16	Buy	RUB	5,485	EUR	70	(1,347)	Deutsche Bank AG
01/26/16	Buy	RUB	5,807	EUR	72	464	BNP Paribas

						$(10,853)

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
CNY	2,855	11/12/17	2.255%	7 Day China Fixing Repo Rates(1)	$1,929	$—	$1,929	Deutsche Bank AG
COP	2,211,499	02/24/16	5.720%	90 Day Colombian Interbank Rate(1)	114	—	114	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
COP	2,154,028	02/25/16	5.700%	90 Day Colombian Interbank Rate(1)	$58	$—	$58	Credit Suisse First Boston Corp.
COP	1,930,009	02/25/16	5.700%	90 Day Colombian Interbank Rate(1)	52	—	52	Credit Suisse First Boston Corp.
COP	1,872,715	02/25/16	5.700%	90 Day Colombian Interbank Rate(1)	51	—	51	Credit Suisse First Boston Corp.
MXN	1,742	07/17/25	6.325%	28 Day Mexican Interbank Rate(1)	(164)	—	(164)	Citigroup Global Markets
MXN	5,260	08/06/25	6.330%	28 Day Mexican Interbank Rate(1)	(816)	(56)	(760)	Citigroup Global Markets
MXN	6,621	08/11/25	3.472%	28 Day Mexican Interbank Rate(2)	1,826	69	1,757	Deutsche Bank AG
MXN	1,784	08/11/25	3.472%	28 Day Mexican Interbank Rate(2)	469	18	451	Bank of America
MXN	1,784	08/11/25	3.472%	28 Day Mexican Interbank Rate(2)	469	18	451	Bank of America

					$3,988	$49	$3,939

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
11,000	02/29/20	1.359%	3 Month LIBOR(2)	$—	$116,429	$116,429
10,910	02/29/20	1.374%	3 Month LIBOR(2)	—	109,168	109,168
5,880	02/29/20	1.318%	3 Month LIBOR(2)	—	72,081	72,081
5,440	02/29/20	1.350%	3 Month LIBOR(2)	—	59,764	59,764
5,440	02/29/20	1.320%	3 Month LIBOR(2)	—	66,217	66,217
4,840	02/29/20	1.318%	3 Month LIBOR(2)	—	59,246	59,246
21,755	05/31/20	1.622%	3 Month LIBOR(1)	—	(85,176)	(85,176)

				$—	$397,729	$397,729

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Republic of Indonesia	12/20/20	1.000%	219	2.299%	$(13,022)	$(11,460)	$(1,562)	Citigroup Global Markets
Republic of Indonesia	12/20/20	1.000%	201	2.299%	(11,921)	(10,005)	(1,916)	Citigroup Global Markets
Republic of Indonesia	12/20/20	1.000%	108	2.299%	(6,392)	(5,628)	(764)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%	100	2.299%	(5,912)	(5,049)	(863)	Citigroup Global Markets
Republic of Indonesia	12/20/20	1.000%	81	2.299%	(4,794)	(4,327)	(467)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%	51	2.299%	(3,021)	(2,453)	(568)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%	51	2.299%	(3,021)	(2,498)	(523)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%	51	2.299%	(3,021)	(2,534)	(487)	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%	46	2.299%	(2,745)	(2,405)	(340)	Barclays Capital Group
Russian Federation	12/20/20	1.000%	169	3.062%	(15,481)	(14,434)	(1,047)	Barclays Capital Group

					$(69,330)	$(60,793)	$(8,537)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Malaysian Federation	12/20/20	1.000%	87	1.827%	$3,308	$4,897	$(1,589)	Bank of America Barclays Capital
Malaysian Federation	12/20/20	1.000%	81	1.827%	3,058	4,275	(1,217)	Group Citigroup Global
Malaysian Federation	12/20/20	1.000%	60	1.827%	2,270	3,261	(991)	Markets Citigroup Global
Malaysian Federation	12/20/20	1.000%	60	1.827%	2,270	3,341	(1,071)	Markets
Malaysian Federation	12/20/20	1.000%	50	1.827%	1,892	2,984	(1,092)	BNP Paribas
Malaysian Federation	12/20/20	1.000%	35	1.827%	1,326	2,354	(1,028)	BNP Paribas Barclays Capital
Malaysian Federation	12/20/20	1.000%	35	1.827%	1,312	2,300	(988)	Group Citigroup Global
Republic of Indonesia	12/20/20	1.000%	100	2.299%	(5,960)	(5,090)	(870)	Markets Citigroup Global
Republic of Philippines	12/20/20	1.000%	183	1.099%	798	(247)	1,045	Markets Citigroup Global
Republic of Philippines	12/20/20	1.000%	91	1.099%	399	(36)	435	Markets Citigroup Global
Republic of Philippines	12/20/20	1.000%	91	1.099%	396	(36)	432	Markets Barclays Capital
Republic of South Africa	12/20/20	1.000%	165	3.319%	16,881	17,105	(224)	Group
Republic of South Africa	12/20/20	1.000%	91	3.319%	9,312	9,050	262	JPMorgan Chase
Republic of South Africa	12/20/20	1.000%	85	3.319%	8,696	8,777	(81)	Bank of America
Republic of South Africa	12/20/20	1.000%	85	3.319%	8,696	8,881	(185)	JPMorgan Chase

					$54,654	$61,816	$(7,162)

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Cash of $243,000 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open centrally cleared interest rate swap and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$26,611,651	$—
Non-Residential Mortgage-Backed Securities	—	62,163,937	—
Residential Mortgage-Backed Securities	—	5,602,487	—
Commercial Mortgage-Backed Securities	—	54,729,351	—
Corporate Obligations	—	287,790,108	—
Foreign Government Bonds	—	30,578,316	—
Residential Mortgage-Backed Securities	—	53,601,472	2,107,082
U.S. Government Agency Obligations	—	53,922,750	—
U.S. Treasury Obligations	—	300,613,194	—
Affiliated Money Market Mutual Fund	21,276,762	—	—
Options Purchased	—	10,245	—
Other Financial Instruments*
Futures Contracts	(397,913)	—	—
OTC Forward Foreign Currency Contracts	—	7,513	—
OTC Cross Currency Exchange Contracts	—	(10,853)	—
OTC interest rate swaps	—	3,988	—
Centrally cleared interest rate swaps	—	397,729	—
OTC credit default swaps	—	(14,676)	—

Total	$20,878,849	$876,007,212	$2,107,082

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Obligations	Residential Mortgage-Backed Securities
Balance as of 12/31/14	$5,116,915	$4,919,527
Accrued discounts/premiums	—	(29,340)
Realized gain (loss)	(52,000)	168
Change in unrealized appreciation (depreciation)**	83,085	(317,652)
Purchases	—	—
Sales	(5,148,000)	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	(2,465,621)

Balance as of 12/31/15	$—	$2,107,082

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument and OTC swap contracts which are recorded at fair value.

**	Of which, $(317,652) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$2,107,082	Market Approach	Single Broker Indicative Quote

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Residential Mortgage-Backed Securities	$2,465,621	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	34.8%
Banks	13.9
Non-Residential Mortgage-Backed Securities	7.2
Residential Mortgage-Backed Securities	7.1
Commercial Mortgage-Backed Securities	6.3
U.S. Government Agency Obligations	6.3
Foreign Government Bonds	3.5
Collateralized Loan Obligations	3.1
Diversified Financial Services	2.8
Auto Manufacturers	2.6
Affiliated Money Market Mutual Fund	2.5
Telecommunications	2.1
Healthcare-Services	1.5
Pharmaceuticals	1.3
Media	1.1

Agriculture	1.0%
Electric	0.8
Insurance	0.7
Trucking & Leasing	0.7
Machinery-Diversified	0.7
Computers	0.6
Airlines	0.6
Home Builders	0.5
Food	0.5
Real Estate Investment Trusts (REITs)	0.5
Lodging	0.4
Retail	0.3
Oil & Gas Services	0.3
Oil & Gas	0.3
Healthcare-Products	0.2

104.2
Liabilities in excess of other assets	(4.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$92,018	*	Due from/to broker-variation margin futures	$489,931	*
Interest rate contracts	Due from/to broker-variation margin swaps	482,905	*	Due from/to broker-variation margin swaps	85,176	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	4,863		Unrealized depreciation on OTC swap agreements	924
Interest rate contracts	Premiums paid for OTC swap agreements	105		Premiums received for OTC swap agreements	56
Foreign exchange contracts	Unrealized appreciation on OTC cross currency forward contracts	7,072		Unrealized depreciation on OTC cross currency forward contracts	17,925
Foreign exchange contracts	Unrealized appreciation on OTC foreign currency forward contracts	380,301		Unrealized depreciation on OTC foreign currency forward contracts	372,788
Foreign exchange contracts	Unaffiliated investments	10,245		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	2,174		Unrealized depreciation on OTC swap agreements	17,873
Credit contracts	Premiums paid for OTC swap agreements	67,225		Premiums received for OTC swap agreements	66,202

Total		$1,046,908			$1,050,875

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Options Written	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$63,157	$(1,936,659)	$715,432	$(14,502,050)	$—	$(15,660,120)
Foreign exchange contracts	(75,073)	—	(259,109)	—	498,205	164,023
Credit contracts	—	—	230,171	241,561	—	471,732

Total	$(11,916)	$(1,936,659)	$686,494	$(14,260,489)	$498,205	$(15,024,365)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Futures	Options Written	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$612,325	$13,790	$6,895,809	$—	$7,521,924
Foreign exchange contracts	1,972	—	—	—	(7,316,071)	(7,314,099)
Credit contracts	—	—	(155,146)	(447,255)	—	(602,401)

Total	$1,972	$612,325	$(141,356)	$6,448,554	$(7,316,071)	$(394,576)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Cross Currency Exchange Contracts(3)	Forward Foreign Currency Exchange Contracts - Purchased(4)	Forward Foreign Currency Exchange Contracts - Sold(4)
$1,985	$74,685	$211,201,619	$310,870,886	$146,077	$129,700,360	$243,892,249

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)
$421,909	$4,848	$19,369

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

Offsetting of OTC derivative \assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$14,612	$(1,670)	$—	$12,942
Bank of New York Mellon	142	—	—	142
Barclays Capital Group	214,016	(40,904)	—	173,112
BNP Paribas	14,005	(14,005)	—	—
Citigroup Global Markets	11,278	(11,278)	—	—
Credit Suisse First Boston Corp.	3,828	(3,828)	—	—
Deutsche Bank AG	9,665	(9,665)	—	—
Goldman Sachs & Co.	159,641	(12,853)	—	146,788
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	27,770	(2,717)	—	25,053
Morgan Stanley	3,704	(662)	—	3,042
Royal Bank of Scotland Group PLC	766	(766)	—	—
Standard Chartered PLC	6,354	(428)	—	5,926
State Street Bank	4,791	—	—	4,791
UBS AG	1,413	(1,413)	—	—

	$471,985

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(1,670)	$1,670	$—	$—
Bank of New York Mellon	—	—	—	—
Barclays Capital Group	(40,904)	40,904	—	—
BNP Paribas	(16,179)	14,005	—	(2,174)
Citigroup Global Markets	(79,657)	11,278	—	(68,379)
Credit Suisse First Boston Corp.	(8,730)	3,828	—	(4,902)
Deutsche Bank AG	(16,622)	9,665	—	(6,957)
Goldman Sachs & Co.	(12,853)	12,853	—	—
Hong Kong & Shanghai Bank	(603)	—	—	(603)

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
JPMorgan Chase	$(2,717)	$2,717	$—	$—
Morgan Stanley	(662)	662	—	—
Royal Bank of Scotland Group PLC	(1,950)	766	—	(1,184)
Standard Chartered PLC	(428)	428	—	—
State Street Bank	—	—	—	—
UBS AG	(292,793)	1,413	—	(291,380)

	$(475,768)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized appreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $884,704,061)	$877,730,593
Affiliated investments (cost $21,276,762)	21,276,762
Cash	372,620
Foreign currency, at value (cost $267,094)	264,714
Deposit with Broker for futures and centrally cleared swaps	836,030
Receivable for investments sold	6,716,037
Receivable for fund share sold	6,384,868
Dividends and interest receivable	3,350,261
Unrealized appreciation on OTC forward foreign currency contracts	380,301
Premiums paid for OTC swap agreements	67,330
Unrealized appreciation on OTC cross currency exchange contracts	7,072
Unrealized appreciation on OTC swap agreements	7,037
Prepaid expenses	16,778

Total Assets	917,410,403

LIABILITIES:
Payable for investments purchased	53,369,820
Unrealized depreciation on OTC forward foreign currency contracts	372,788
Accrued expenses and other liabilities	140,465
Advisory fees payable	138,161
Payable for fund share repurchased	121,720
Premiums received for OTC swap agreements	66,258
Distribution fee payable	23,442
Unrealized depreciation on OTC swap agreements	18,797
Unrealized depreciation on OTC cross currency exchange contracts	17,925
Due to broker-variation margin swaps	17,162
Due to broker-variation margin futures	9,078
Affiliated transfer agent fee payable	340

Total Liabilities	54,295,956

NET ASSETS	$863,114,447

Net assets were comprised of:
Paid-in capital	$866,684,151
Retained earnings	(3,569,704)

Net assets, December 31, 2015	$863,114,447

Net asset value and redemption price per share, $863,114,447 / 83,043,828 outstanding shares of beneficial interest	$10.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income (net of $15,775 foreign withholding tax)	$14,475,725
Affiliated dividend income	77,772

14,553,497

EXPENSES
Advisory fees	4,959,893
Distribution fee	1,570,807
Custodian and accounting fees	246,000
Audit fee	59,000
Trustees’ fees	19,000
Legal fees and expenses	14,000
Shareholders’ reports	13,000
Insurance expenses	11,000
Interest expense	9,213
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	12
Miscellaneous	17,367

Total expenses	6,927,292
Less: advisory fee waivers and/or expense reimbursement	(237,037)

Net expenses	6,690,255

NET INVESTMENT INCOME	7,863,242

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,616,897
Futures transactions	(1,936,659)
Options written transactions	686,494
Swap agreements transactions	(14,260,489)
Foreign currency transactions	(5,915,093)

(16,808,850)

Net change in unrealized appreciation (depreciation) on:
Investments	13,847,822
Futures	612,325
Options written	(141,356)
Swap agreements	6,448,554
Foreign currencies	(7,207,835)

13,559,510

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(3,249,340)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,613,902

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,863,242	$14,771,578
Net realized loss on investment and foreign currency transactions	(16,808,850)	(15,353,006)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,559,510	348,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,613,902	(232,527)

FUND SHARE TRANSACTIONS:
Fund share sold [9,570,896 and 4,317,063 shares, respectively]	99,731,981	44,860,250
Fund share repurchased [15,343,889 and 17,169,483 shares, respectively]	(159,958,392)	(178,446,551)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(60,226,411)	(133,586,301)

TOTAL DECREASE IN NET ASSETS	(55,612,509)	(133,818,828)
NET ASSETS:
Beginning of year	918,726,956	1,052,545,784

End of year	$863,114,447	$918,726,956

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.6%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AB Global Bond Portfolio*	3,553,426	$35,818,531
AST AQR Emerging Markets Equity Portfolio*	13,034	109,229
AST AQR Large-Cap Portfolio*	747,569	10,129,560
AST Blackrock / Loomis Sayles Bond Portfolio*	1,181,147	14,811,589
AST Blackrock Low Duration Bond Portfolio*	886,002	9,205,561
AST Boston Partners Large-Cap Value Portfolio*	117,108	2,035,339
AST ClearBridge Dividend Growth Portfolio*	175,895	2,279,604
AST Goldman Sachs Global Income Portfolio*	2,368,842	24,020,053
AST Goldman Sachs Large-Cap Value Portfolio*	99,883	2,536,026
AST Goldman Sachs Mid-Cap Growth Portfolio*	41,419	302,358
AST Goldman Sachs Strategic Income Portfolio*	1,561,642	14,913,677
AST Herndon Large Cap Value Portfolio*	123,391	1,510,307
AST High Yield Portfolio*	2,094,770	17,009,533
AST International Growth Portfolio*	347,790	4,785,588
AST International Value Portfolio*	270,485	4,668,576
AST Jennison Large-Cap Growth Portfolio*	116,674	2,706,844
AST Large-Cap Value Portfolio*	122,237	2,546,192
AST Loomis Sayles Large-Cap Growth Portfolio*	94,668	3,362,603
AST Lord Abbett Core Fixed Income Portfolio*	1,306,632	15,575,054
AST MFS Growth Portfolio*	152,843	2,720,612
AST MFS Large-Cap Value Portfolio*	101,424	1,531,507
AST Mid-Cap Value Portfolio*	8,137	155,261
AST Money Market Portfolio*	6,973,920	6,973,920
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	5,998	155,646
AST Parametric Emerging Markets Equity Portfolio*	13,419	95,540
AST Prudential Core Bond Portfolio*	8,614,812	96,227,448
AST QMA Emerging Markets Equity Portfolio*	8,467	66,885

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST QMA International Core Equity Portfolio*	230,931	$2,353,189
AST QMA Large-Cap Portfolio*	737,760	10,195,848
AST Small-Cap Growth Opportunities Portfolio*	61,871	891,565
AST Small-Cap Growth Portfolio*	27,718	888,368
AST Small-Cap Value Portfolio*	95,853	1,979,360
AST T. Rowe Price Large-Cap Growth Portfolio*	88,743	2,171,552
AST T. Rowe Price Natural Resources Portfolio*	2,507	42,168
AST Wellington Management Global Bond Portfolio*	2,956,839	29,952,780
AST Western Asset Core Plus Bond Portfolio*	6,097,327	69,814,393
AST Western Asset Emerging Markets Debt Portfolio*	465,063	4,385,540

TOTAL LONG-TERM INVESTMENTS (cost $398,737,348)(w)		398,927,806

SHORT-TERM INVESTMENT — 0.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,778,384)(w)(Note 4)	1,778,384	1,778,384

TOTAL INVESTMENTS — 100.0% (cost $400,515,732)		400,706,190
Liabilities in excess of other assets — 0.0%		(111,393)

NET ASSETS — 100.0%		$400,594,797

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$398,927,806	$—	$—
Affiliated Money Market Mutual Fund	1,778,384	—	—

Total	$400,706,190	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type

Core Bonds	55.1%
Global Bonds	22.4
Large/Mid-Cap Growth	7.9
High Yield	4.2
Large/Mid-Cap Value	2.6
Money Market	2.2

International Value	1.7%
International Growth	1.2
Emerging Markets	1.2
Large/Mid-Cap Blend	0.6
Small-Cap Value	0.5
Small-Cap Growth	0.4

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $400,515,732)	$400,706,190
Receivable for investments sold	479,571
Receivable for fund share sold	17,274
Dividends receivable	467
Prepaid expenses	479

Total Assets	401,203,981

LIABILITIES:
Payable for fund share repurchased	552,808
Accrued expenses and other liabilities	38,874
Advisory fees payable	17,162
Affiliated transfer agent fee payable	340

Total Liabilities	609,184

NET ASSETS	$400,594,797

Net assets were comprised of:
Paid-in capital	$390,077,851
Retained earnings	10,516,946

Net assets, December 31, 2015	$400,594,797

Net asset value and redemption price per share, $400,594,797 / 38,927,787 outstanding shares of beneficial interest	$10.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Affiliated dividend income	$3,244

EXPENSES
Advisory fees	489,414
Custodian and accounting fees	47,000
Audit fee	26,000
Trustees’ fees	13,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	6,000
Insurance expenses	1,000
Miscellaneous	9,045

Total expenses	608,459

NET INVESTMENT LOSS	(605,215)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on affiliated investment transactions	6,482,271
Net change in unrealized appreciation (depreciation) on affiliated investments	(6,736,935)

NET LOSS ON INVESTMENTS	(254,664)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(859,879)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(605,215)	$(406,794)
Net realized gain on investment transactions	6,482,271	4,820,475
Net change in unrealized appreciation (depreciation) on investments	(6,736,935)	4,660,921

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(859,879)	9,074,602

FUND SHARE TRANSACTIONS:
Fund share sold [22,483,152 and 18,750,980 shares, respectively]	232,613,339	189,794,660
Fund share repurchased [8,286,506 and 7,205,038 shares, respectively]	(86,023,337)	(73,275,065)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	146,590,002	116,519,595

TOTAL INCREASE IN NET ASSETS	145,730,123	125,594,197
NET ASSETS:
Beginning of year	254,864,674	129,270,477

End of year	$400,594,797	$254,864,674

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 92.2%
COMMON STOCKS — 58.6%	Shares	Value (Note 2)
Aerospace & Defense — 0.9%
Boeing Co. (The)	93,839	$13,568,181
Engility Holdings, Inc.	51,300	1,666,224
Finmeccanica SpA (Italy)*	449,400	6,248,608
Huntington Ingalls Industries, Inc.	33,061	4,193,788
Lockheed Martin Corp.	13,787	2,993,847
Meggitt PLC (United Kingdom)	153,511	847,579
Rolls-Royce Holdings PLC (United Kingdom)*	21,262,135	31,345
Rolls-Royce Holdings PLC (United Kingdom)*	329,667	2,792,435
Safran SA (France)	59,893	4,114,837
Senior PLC (United Kingdom)	147,000	498,171
Teledyne Technologies, Inc.*	14,900	1,321,630
Textron, Inc.	78,471	3,296,567
Zodiac Aerospace (France)	143,257	3,411,014

		44,984,226

Air Freight & Logistics — 0.4%
Air Transport Services Group, Inc.*	115,890	1,168,171
C.H. Robinson Worldwide, Inc.	69,200	4,291,784
FedEx Corp.	72,314	10,774,063
Hub Group, Inc. (Class A Stock)*	32,370	1,066,591
United Parcel Service, Inc. (Class B Stock)	34,403	3,310,601

		20,611,210

Airlines — 0.4%
Copa Holdings SA (Panama) (Class A Stock)	3,070	148,158
Delta Air Lines, Inc.	228,336	11,574,352
Southwest Airlines Co.	132,151	5,690,422
United Continental Holdings, Inc.*	63,907	3,661,871

		21,074,803

Auto Components — 0.9%
Bridgestone Corp. (Japan)(a)	94,400	3,238,054
Continental AG (Germany)	34,118	8,253,528
Cooper Tire & Rubber Co.	46,930	1,776,301
Delphi Automotive PLC (United Kingdom)	71,713	6,147,955
Denso Corp. (Japan)	46,100	2,202,911
ElringKlinger AG (Germany)	17,100	434,090
Exedy Corp. (Japan)	32,000	773,394
Gentherm, Inc.*	21,310	1,010,094
HI-LEX Corp. (Japan)	20,900	603,992
Hyundai Wia Corp. (South Korea)*	8,843	836,110
Johnson Controls, Inc.	151,553	5,984,828
Kinugawa Rubber Industrial Co. Ltd. (Japan)	124,000	659,308
Motorcar Parts of America, Inc.*	29,340	991,985
NHK Spring Co. Ltd. (Japan)	92,500	927,431
Tenneco, Inc.*	136,155	6,250,876
Valeo SA (France)	12,785	1,971,134

		42,061,991

Automobiles — 0.6%
Brilliance China Automotive Holdings Ltd. (China)	280,000	350,209
Great Wall Motor Co. Ltd. (China) (Class H Stock)	327,000	377,694
Hyundai Motor Co. (South Korea)	2,680	338,012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Isuzu Motors Ltd. (Japan)	155,600	$1,676,223
Renault SA (France)	50,362	5,041,036
Suzuki Motor Corp. (Japan)	117,900	3,582,252
Toyota Motor Corp. (Japan)	222,500	13,701,332
Yamaha Motor Co. Ltd. (Japan)	147,400	3,304,016

		28,370,774

Banks — 4.6%
ABN AMRO Group NV (Netherlands), CVA, GDR*	101,845	2,287,769
Australia & New Zealand Banking Group Ltd. (Australia)	377,599	7,619,853
Banca Popolare dell’Emilia Romagna SC (Italy)	85,800	650,808
Bank Hapoalim BM (Israel)	134,087	692,158
Bank Leumi Le-Israel BM (Israel)*	235,485	816,500
Bank of China Ltd. (China) (Class H Stock)	737,000	327,017
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,064,500	873,636
Bankinter SA (Spain)	399,829	2,835,330
Banque Cantonale Vaudoise (Switzerland)	1,550	983,343
Barclays PLC (United Kingdom)	1,225,809	3,945,620
Boston Private Financial Holdings, Inc.	150,660	1,708,484
Capitec Bank Holdings Ltd. (South Africa)	9,024	313,817
China Construction Bank Corp. (China) (Class H Stock)	1,116,000	761,277
Citigroup, Inc.	315,915	16,348,601
Commercial International Bank Egypt SAE (Egypt), GDR	74,220	319,146
Dah Sing Financial Holdings Ltd. (Hong Kong)	156,400	778,395
Danske Bank A/S (Denmark)	188,374	5,054,508
E. Sun Financial Holding Co. Ltd. (Taiwan)	741,000	430,212
Erste Group Bank AG (Austria)*	109,438	3,424,341
FinecoBank Banca Fineco SpA (Italy)	97,276	799,896
First Citizens BancShares, Inc. (Class A Stock)	5,570	1,438,007
First Foundation, Inc.*	12,800	301,952
First Northwest Bancorp*(a)	97,400	1,378,210
FirstMerit Corp.	129,390	2,413,123
Great Western Bancorp, Inc.	88,700	2,574,074
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	108,000	595,255
Hang Seng Bank Ltd. (Hong Kong)	427,500	8,102,559
Hanmi Financial Corp.	53,640	1,272,341
HDFC Bank Ltd. (India), ADR	3,934	242,334
HSBC Holdings PLC (United Kingdom)	1,264,349	9,981,103
Independent Bank Corp.	66,330	1,010,206
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	785,000	470,544
ING Groep NV (Netherlands), CVA	322,478	4,363,162
Intesa Sanpaolo SpA (Italy)	2,378,494	7,899,021
Investors Bancorp, Inc.	124,553	1,549,439
JPMorgan Chase & Co.	326,236	21,541,363
Jyske Bank A/S (Denmark)*	14,500	655,860
Kasikornbank PCL (Thailand)	82,000	338,934
KBC Groep NV (Belgium)	47,482	2,968,883
Komercni Banka A/S (Czech Republic)	1,800	357,355
Lloyds Banking Group PLC (United Kingdom)	8,034,316	8,644,935

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
M&T Bank Corp.(a)	35,840	$4,343,091
Metropolitan Bank & Trust Co. (Philippines)	88,518	150,987
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,870,300	11,585,104
Mizrahi Tefahot Bank Ltd. (Israel)	364,054	4,348,087
Nordea Bank AB (Sweden)	724,260	7,946,406
Opus Bank	37,180	1,374,545
Regions Financial Corp.	539,899	5,183,030
Sberbank of Russia (Russia)*	450,416	623,700
Seven Bank Ltd. (Japan)	1,306,100	5,727,899
Shinhan Financial Group Co. Ltd. (South Korea)*	8,771	294,633
Shinsei Bank Ltd. (Japan)	856,000	1,575,289
Societe Generale SA (France)	154,257	7,108,532
SpareBank 1 SR-Bank ASA (Norway)	66,800	295,867
Sumitomo Mitsui Financial Group, Inc. (Japan)	118,300	4,464,766
SunTrust Banks, Inc.	82,342	3,527,531
Suruga Bank Ltd. (Japan)	54,700	1,127,290
Swedbank AB (Sweden) (Class A Stock)	205,734	4,530,999
Synovus Financial Corp.	40,181	1,301,061
TCF Financial Corp.	64,900	916,388
U.S. Bancorp	92,900	3,964,043
Unione di Banche Italiane SpA (Italy)	265,674	1,775,098
United Overseas Bank Ltd. (Singapore)	367,400	5,065,276
Virgin Money Holdings UK PLC (United Kingdom)	108,400	607,575
Wells Fargo & Co.	144,386	7,848,823
Western Alliance Bancorp*	43,080	1,544,849
Westpac Banking Corp. (Australia)	203,737	4,938,529
Yadkin Financial Corp.	41,200	1,037,004

		222,275,773

Beverages — 1.6%
AMBEV SA (Brazil)	66,300	299,136
Anheuser-Busch InBev NV (Belgium)	95,969	11,943,141
Asahi Group Holdings Ltd. (Japan)(a)	232,000	7,262,623
Britvic PLC (United Kingdom)	140,165	1,501,766
Coca-Cola Bottling Co. Consolidated	6,500	1,186,315
Coca-Cola Co. (The)	107,760	4,629,370
Coca-Cola East Japan Co. Ltd. (Japan)	35,300	568,461
Coca-Cola Enterprises, Inc.	98,219	4,836,304
Cott Corp. (Canada)(a)	79,700	877,812
Diageo PLC (United Kingdom)	484,941	13,242,731
Dr. Pepper Snapple Group, Inc.	33,770	3,147,364
Fomento Economico Mexicano SAB de CV (Mexico) (UTS)	22,200	208,198
Monster Beverage Corp.*	38,500	5,734,960
PepsiCo, Inc.	169,063	16,892,775
Suntory Beverage & Food Ltd. (Japan)	111,900	4,898,550

		77,229,506

Biotechnology — 1.3%
Ablynx NV (Belgium)*	41,700	719,530
Alder Biopharmaceuticals, Inc.*	41,200	1,360,836
Alexion Pharmaceuticals, Inc.*	46,113	8,796,055
Amicus Therapeutics, Inc.*(a)	133,100	1,291,070
Anthera Pharmaceuticals, Inc.*	99,200	460,288
Biogen, Inc.*	2,800	857,780
BioMarin Pharmaceutical, Inc.*	85,657	8,973,427

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Blueprint Medicines Corp.*(a)	38,800	$1,021,992
DBV Technologies SA (France)*	11,300	814,008
DBV Technologies SA (France), ADR*	59,200	2,149,552
Gilead Sciences, Inc.	96,908	9,806,120
Global Blood Therapeutics, Inc.*(a)	9,400	303,902
Loxo Oncology, Inc.*	35,600	1,012,820
Medivation, Inc.*	179,159	8,660,546
Medy-Tox, Inc. (South Korea)	1,737	750,588
Neurocrine Biosciences, Inc.*	30,870	1,746,316
Radius Health, Inc.*	23,800	1,464,652
Seres Therapeutics, Inc.*(a)	20,700	726,363
Swedish Orphan Biovitrum AB (Sweden)*	84,200	1,335,577
TESARO, Inc.*(a)	17,300	905,136
uniQure NV (Netherlands)*	17,000	281,180
Vertex Pharmaceuticals, Inc.*	80,516	10,131,328

		63,569,066

Building Products — 0.3%
American Woodmark Corp.*	5,980	478,280
Builders FirstSource, Inc.*	72,266	800,707
Cie de Saint-Gobain (France)	105,538	4,573,543
Lennox International, Inc.	34,065	4,254,719
Masco Corp.	108,558	3,072,191
TOTO Ltd. (Japan)	43,800	1,538,783
Wienerberger AG (Austria)	41,100	761,683

		15,479,906

Capital Markets — 0.9%
Affiliated Managers Group, Inc.*	21,300	3,402,888
Artisan Partners Asset Management, Inc. (Class A Stock)	28,600	1,031,316
Ashmore Group PLC (United Kingdom)	178,124	671,119
Brewin Dolphin Holdings PLC (United Kingdom)	115,900	527,020
CETIP SA — Mercados Organizados (Brazil)	40,211	381,147
Cowen Group, Inc. (Class A Stock)*(a)	170,000	651,100
Credit Suisse Group AG (Switzerland)*	128,854	2,775,768
E*Trade Financial Corp.*	62,250	1,845,090
GAM Holding AG (Switzerland)*	49,309	816,193
GCA Savvian Corp. (Japan)	112,300	1,151,494
Julius Baer Group Ltd. (Switzerland)*	75,199	3,637,914
Lazard Ltd. (Class A Stock), MLP	54,929	2,472,354
Macquarie Group Ltd. (Australia)	101,821	6,091,222
National Holdings Corp.*	79,296	223,615
Om Asset Management PLC	61,600	944,328
Partners Group Holding AG (Switzerland)	11,972	4,305,540
Schroders PLC (United Kingdom)	55,648	2,437,340
Sun Hung Kai & Co. Ltd. (Hong Kong)	654,000	428,157
UBS Group AG (Switzerland)	321,548	6,237,861
Virtus Investment Partners, Inc.	5,510	647,205
Vontobel Holding AG (Switzerland)	22,779	1,077,640

		41,756,311

Chemicals — 1.2%
Arkema SA (France)	19,046	1,333,201
Ashland, Inc.	13,510	1,387,477
Clariant AG (Switzerland)*	226,249	4,289,891
Croda International PLC (United Kingdom)	74,742	3,348,830
Daicel Corp. (Japan)	121,000	1,800,711
Elementis PLC (United Kingdom)	195,006	656,731

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Ferro Corp.*	128,170	$1,425,250
FMC Corp.	10,400	406,952
Frutarom Industries Ltd. (Israel)	15,300	821,471
Incitec Pivot Ltd. (Australia)	1,417,990	4,051,806
JSR Corp. (Japan)	136,500	2,127,264
LG Chem Ltd. (South Korea)	3,141	867,177
LyondellBasell Industries NV (Class A Stock)	123,557	10,737,103
Methanex Corp. (Canada)	17,600	581,282
Mitsui Chemicals, Inc. (Japan)	449,000	1,991,319
Nihon Parkerizing Co. Ltd. (Japan)	103,200	1,051,540
Nippon Shokubai Co. Ltd. (Japan)	12,200	848,938
Nufarm Ltd. (Australia)	131,759	795,727
Sociedad Quimica y Minera de Chile SA (Chile), ADR	5,400	102,654
Sumitomo Chemical Co. Ltd. (Japan)	758,000	4,353,267
Symrise AG (Germany)	48,428	3,205,875
Syngenta AG (Switzerland)	24,981	9,777,641
Tokyo Ohka Kogyo Co. Ltd. (Japan)	10,400	330,485
Yara International ASA (Norway)	83,250	3,580,438

		59,873,030

Commercial Services & Supplies — 0.5%
Aeon Delight Co. Ltd. (Japan)	42,000	1,347,479
Brambles Ltd. (Australia)	283,308	2,372,671
Copart, Inc.*	30,100	1,144,101
Deluxe Corp.	45,492	2,481,134
Edenred (France)	122,896	2,323,122
InnerWorkings, Inc.*	111,630	837,225
KAR Auction Services, Inc.	26,760	990,923
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)*	9,363	708,252
Multi-Color Corp.	46,540	2,783,557
Progressive Waste Solutions Ltd. (Canada)	33,600	791,617
Prosegur Cia de Seguridad SA (Spain)	94,900	437,054
Regus PLC (United Kingdom)	362,940	1,783,342
Sato Holdings Corp. (Japan)	43,700	861,359
Shanks Group PLC (United Kingdom)	320,860	456,759
Stericycle, Inc.*	20,575	2,481,345
Team, Inc.*	40,030	1,279,359

		23,079,299

Communications Equipment — 0.3%
Calix, Inc.*	50,200	395,074
Cisco Systems, Inc.	496,700	13,487,889
Ruckus Wireless, Inc.*	66,700	714,357

		14,597,320

Construction & Engineering — 0.2%
Arcadis NV (Netherlands)	49,500	995,120
Balfour Beatty PLC (United Kingdom)*	161,600	643,653
Boustead Projects Ltd. (Singapore)*	212,658	111,256
EMCOR Group, Inc.	36,850	1,770,274
Furmanite Corp.*	167,096	1,112,859
Gamuda Bhd (Malaysia)	240,500	260,516
Hyundai Development Co-Engineering & Construction (South Korea)*	10,193	333,088
Monadelphous Group Ltd. (Australia)	29,360	139,308
Taisei Corp. (Japan)	314,000	2,068,308

		7,434,382

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials — 0.2%
Adelaide Brighton Ltd. (Australia)	124,215	$427,038
BBMG Corp. (China) (Class H Stock)	269,000	181,705
CRH PLC (Ireland)	59,059	1,703,208
James Hardie Industries PLC (Ireland), CDI	420,629	5,303,252

		7,615,203

Consumer Finance — 0.4%
Acom Co. Ltd. (Japan)*	213,600	1,005,845
AEON Financial Service Co. Ltd. (Japan)	27,600	616,549
Capital One Financial Corp.	148,005	10,683,001
Discover Financial Services	99,555	5,338,139

		17,643,534

Containers & Packaging — 0.1%
FP Corp. (Japan)	17,500	632,952
Graphic Packaging Holding Co.	96,150	1,233,605
Nampak Ltd. (South Africa)	87,000	139,856
WestRock Co.	14,320	653,278

		2,659,691

Distributors — 0.1%
Core-Mark Holding Co., Inc.	22,820	1,869,871
Genuine Parts Co.	55,098	4,732,367

		6,602,238

Diversified Consumer Services — 0.1%
Carriage Services, Inc.	40,850	984,485
G8 Education Ltd. (Australia)(a)	140,470	363,245
Houghton Mifflin Harcourt Co.*	60,300	1,313,334
New Oriental Education & Technology Group, Inc. (China), ADR	6,000	188,220
Service Corp. International	48,830	1,270,557
ServiceMaster Global Holdings, Inc.*	29,700	1,165,428

		5,285,269

Diversified Financial Services — 1.1%
African Bank Investments Ltd. (South Africa)*	219,400	—
Berkshire Hathaway, Inc. (Class B Stock)*	158,001	20,862,452
Bolsa Mexicana de Valores SAB de CV (Mexico)	91,500	121,366
Challenger Ltd. (Australia)	580,815	3,660,510
Deutsche Boerse AG (Germany)	28,662	2,519,437
FirstRand Ltd. (South Africa)	35,951	98,252
Fubon Financial Holding Co. Ltd. (Taiwan)	207,000	281,567
IG Group Holdings PLC (United Kingdom)	66,946	791,475
London Stock Exchange Group PLC (United Kingdom)	89,908	3,637,527
Nasdaq, Inc.	191,207	11,122,512
ORIX Corp. (Japan)	507,700	7,122,251
Ricoh Leasing Co. Ltd. (Japan)	38,600	1,199,066

		51,416,415

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	42,352	1,457,332
BCE, Inc. (Canada)	102,600	3,964,007
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	3,402,834	7,490,867
China Telecom Corp. Ltd. (China) (Class H Stock)	430,000	200,581
Cogent Communications Holdings, Inc.	37,530	1,301,916

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Deutsche Telekom AG (Germany)	450,679	$8,094,531
HKT Trust & HKT Ltd. (Hong Kong)	6,199,000	7,918,671
Iliad SA (France)	9,784	2,332,305
Infrastrutture Wireless Italiane SpA (Italy)*	112,100	611,238
Inmarsat PLC (United Kingdom)	166,621	2,793,323
Nippon Telegraph & Telephone Corp. (Japan)	82,500	3,283,345
Orange SA (France)	292,400	4,890,630
PCCW Ltd. (Hong Kong)	7,629,000	4,459,576
Singapore Telecommunications Ltd. (Singapore)	1,334,500	3,440,695
Telecom Italia SpA (Italy)*(a)	3,000,564	3,802,679
Telefonica Deutschland Holding AG (Germany)	447,907	2,362,581
Telefonica SA (Spain)	119,718	1,328,150
TeliaSonera AB (Sweden)	404,809	2,010,235
Telkom SA SOC Ltd. (South Africa)	41,938	174,241
Telstra Corp. Ltd. (Australia)	2,264,589	9,202,584
TELUS Corp. (Canada)(a)	149,400	4,130,985
Verizon Communications, Inc.	393,712	18,197,369

		93,447,841

Electric Utilities — 1.6%
American Electric Power Co., Inc.	254,189	14,811,593
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	572,000	5,284,638
Duke Energy Corp.	57,170	4,081,366
Edison International	239,807	14,198,973
Eversource Energy	36,770	1,877,844
Exelon Corp.	130,900	3,635,093
Iberdrola SA (Spain)	815,893	5,783,874
Kansai Electric Power Co., Inc. (The) (Japan)*	281,700	3,377,525
Light SA (Brazil)	79,200	198,188
OGE Energy Corp.	155,400	4,085,466
Portland General Electric Co.	40,520	1,473,712
Power Assets Holdings Ltd. (Hong Kong)	477,000	4,372,923
PPL Corp.	114,350	3,902,765
Red Electrica Corp. SA (Spain)	25,571	2,135,948
Spark Infrastructure Group (Australia)	1,025,535	1,426,444
Xcel Energy, Inc.	133,447	4,792,082

		75,438,434

Electrical Equipment — 0.2%
EnerSys	28,440	1,590,649
LS Industrial Systems Co. Ltd. (South Korea)*	11,065	430,978
Mabuchi Motor Co. Ltd. (Japan)	11,100	601,564
Nidec Corp. (Japan)	41,500	3,009,414
OSRAM Licht AG (Germany)	17,693	739,200
PKC Group OYJ (Finland)	49,000	863,788
Preformed Line Products Co.	9,280	390,688
Prysmian SpA (Italy)	26,200	572,450

		8,198,731

Electronic Equipment, Instruments & Components — 0.4%
Arrow Electronics, Inc.*	43,317	2,346,915
Azbil Corp. (Japan)	29,800	763,601
CDW Corp.	42,090	1,769,464
Hitachi Ltd. (Japan)	828,000	4,691,759

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Ingenico Group (France)	5,256	$663,421
Ingram Micro, Inc. (Class A Stock)	83,161	2,526,431
Keyence Corp. (Japan)	7,100	3,902,197
Kudelski SA (Switzerland)*	77,764	1,120,692
Oxford Instruments PLC (United Kingdom)	53,547	603,601
PAX Global Technology Ltd. (Hong Kong)	383,000	392,946
Sunny Optical Technology Group Co. Ltd. (China)	94,000	214,391
Taiyo Yuden Co. Ltd. (Japan)	84,900	1,174,145
TDK Corp. (Japan)	25,700	1,645,929

		21,815,492

Energy Equipment & Services — 0.4%
Aker Solutions ASA (Norway)	75,600	257,414
Amec Foster Wheeler PLC (United Kingdom)	292,073	1,843,768
Boustead Singapore Ltd. (Singapore)	708,860	417,083
Cameron International Corp.*	75,439	4,767,745
Dril-Quip, Inc.*	5,520	326,950
Essential Energy Services Trust (Canada)	226,100	89,871
Helix Energy Solutions Group, Inc.*	49,460	260,160
John Wood Group PLC (United Kingdom)	30,714	276,619
Pason Systems, Inc. (Canada)	23,000	322,302
RigNet, Inc.*	29,160	603,320
Schlumberger Ltd.	170,416	11,886,516
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	6,500	356,530
Trican Well Service Ltd. (Canada)*	25,600	11,841
Western Energy Services Corp. (Canada)	53,300	149,457

		21,569,576

Food & Staples Retailing — 1.5%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	113,800	5,009,437
BGF Retail Co. Ltd. (South Korea)*	1,611	233,227
China Resources Beer Holdings Co. Ltd. (China)	34,000	72,545
Costco Wholesale Corp.	38,080	6,149,920
CP ALL PCL (Thailand)	149,100	162,628
CVS Health Corp.	200,834	19,635,540
George Weston Ltd. (Canada)	57,200	4,420,733
Jean Coutu Group PJC, Inc. (The) (Canada) (Class A Stock)(a)	32,300	418,077
Kroger Co. (The)	259,762	10,865,844
Lawson, Inc. (Japan)	55,700	4,521,224
Loblaw Cos. Ltd. (Canada)	95,400	4,504,904
Natural Grocers By Vitamin Cottage, Inc.*(a)	31,530	642,266
North West Co., Inc. (The) (Canada)	39,900	826,720
Raia Drogasil SA (Brazil)	20,300	182,052
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	12,700	583,139
Seven & I Holdings Co. Ltd. (Japan)	109,400	5,008,831
Sundrug Co. Ltd. (Japan)	22,900	1,472,396
Sysco Corp.	103,600	4,247,600
United Natural Foods, Inc.*	13,500	531,360
Woolworths Ltd. (Australia)	124,433	2,207,750

		71,696,193

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 1.9%
Chocoladefabriken Lindt & Sprungli AG (Switzerland)*	769	$4,802,181
ConAgra Foods, Inc.	81,061	3,417,532
Dairy Crest Group PLC (United Kingdom)	97,255	973,348
Danone SA (France)	144,707	9,778,409
Dean Foods Co.	48,300	828,345
Diamond Foods, Inc.*	20,100	774,855
General Mills, Inc.	76,270	4,397,728
Gruma SAB de CV (Mexico) (Class B Stock)	24,500	343,664
Hershey Co. (The)	49,980	4,461,715
Hormel Foods Corp.(a)	57,170	4,521,004
Inventure Foods, Inc.*(a)	50,600	359,260
J.M. Smucker Co. (The)	38,080	4,696,787
Kellogg Co.	61,770	4,464,118
Kerry Group PLC (Ireland) (Class A Stock)	59,668	4,936,942
McCormick & Co., Inc.(a)	49,500	4,235,220
Mead Johnson Nutrition Co.(a)	112,692	8,897,033
Nestle SA (Switzerland)	213,195	15,826,585
NH Foods Ltd. (Japan)	231,000	4,527,570
Nissin Foods Holdings Co. Ltd. (Japan)	25,700	1,363,737
Ottogi Corp. (South Korea)*	594	615,597
Saputo, Inc. (Canada)	67,000	1,602,732
SunOpta, Inc. (Canada)*	104,300	713,412
Super Group Ltd. (Singapore)	452,000	266,500
Toyo Suisan Kaisha Ltd. (Japan)	179,800	6,266,489
TreeHouse Foods, Inc.*	6,100	478,606

		93,549,369

Gas Utilities — 0.2%
Atmos Energy Corp.	69,848	4,403,218
Aygaz A/S (Turkey)	51,100	176,849
New Jersey Resources Corp.	45,200	1,489,792
South Jersey Industries, Inc.	55,080	1,295,482

		7,365,341

Health Care Equipment & Supplies — 1.6%
Ansell Ltd. (Australia)	109,869	1,702,659
Becton, Dickinson and Co.	24,300	3,744,387
Boston Scientific Corp.*	464,324	8,562,135
C.R. Bard, Inc.	49,722	9,419,336
Cooper Cos., Inc. (The)	26,100	3,502,620
Hoya Corp. (Japan)	148,800	6,084,816
Medtronic PLC	185,235	14,248,276
Merit Medical Systems, Inc.*	45,010	836,736
Nagaileben Co. Ltd. (Japan)	21,000	359,769
Olympus Corp. (Japan)	148,100	5,830,500
Sartorius Stedim Biotech (France)	5,900	2,263,005
Sonova Holding AG (Switzerland)	34,598	4,395,797
Sysmex Corp. (Japan)	68,300	4,381,082
Teleflex, Inc.(a)	10,720	1,409,144
William Demant Holding A/S (Denmark)*	44,075	4,198,343
Zimmer Biomet Holdings, Inc.	42,900	4,401,111

		75,339,716

Health Care Providers & Services — 2.3%
Addus HomeCare Corp.*	56,700	1,319,976
Aetna, Inc.	103,487	11,189,014
Air Methods Corp.*(a)	104,370	4,376,234
Almost Family, Inc.*	12,100	462,583

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Amplifon SpA (Italy)	56,800	$492,029
Amsurg Corp.*	19,500	1,482,000
Capital Senior Living Corp.*	52,000	1,084,720
Cardinal Health, Inc.	102,108	9,115,181
Civitas Solutions, Inc.*	57,800	1,664,062
DaVita HealthCare Partners, Inc.*	63,700	4,440,527
Diplomat Pharmacy, Inc.*(a)	18,700	639,914
Express Scripts Holding Co.*	50,300	4,396,723
Fagron (Belgium)	12,000	91,760
Fresenius SE & Co. KGaA (Germany)	138,007	9,830,599
Hanger, Inc.*	34,110	561,109
HCA Holdings, Inc.*	113,346	7,665,590
HealthSouth Corp.	52,700	1,834,487
Henry Schein, Inc.*	33,200	5,251,908
Laboratory Corp. of America Holdings*	35,700	4,413,948
McKesson Corp.	75,269	14,845,305
MEDNAX, Inc.*	25,100	1,798,666
Miraca Holdings, Inc. (Japan)	153,700	6,763,037
Molina Healthcare, Inc.*	25,030	1,505,054
Netcare Ltd. (South Africa)	42,476	93,030
PharMerica Corp.*	39,000	1,365,000
Providence Service Corp. (The)*	33,060	1,551,175
Raffles Medical Group Ltd. (Singapore)	483,602	1,417,770
Ryman Healthcare Ltd. (New Zealand)	909,693	5,279,415
Ship Healthcare Holdings, Inc. (Japan)	20,900	517,472
Surgical Care Affiliates, Inc.*	21,130	841,185
Team Health Holdings, Inc.*	21,380	938,368
Tsukui Corp. (Japan)	54,900	604,172
UnitedHealth Group, Inc.	37,300	4,387,972
US Physical Therapy, Inc.	21,670	1,163,246

		113,383,231

Health Care Technology — 0.1%
CompuGroup Medical AG (Germany)	37,200	1,360,848
MedAssets, Inc.*	50,100	1,550,094

		2,910,942

Hotels, Restaurants & Leisure — 0.7%
Accor SA (France)	37,468	1,622,746
Buffalo Wild Wings, Inc.*	8,400	1,341,060
Cafe de Coral Holdings Ltd. (Hong Kong)	182,000	533,359
Carrols Restaurant Group, Inc.*	75,080	881,439
Chipotle Mexican Grill, Inc.*	7,770	3,728,435
ClubCorp Holdings, Inc.	57,500	1,050,525
Denny’s Corp.*	123,350	1,212,531
Fiesta Restaurant Group, Inc.*	25,263	848,837
Flight Centre Travel Group Ltd. (Australia)(a)	112,475	3,243,853
Genting Hong Kong Ltd. (Hong Kong)	1,257,000	402,240
Hilton Worldwide Holdings, Inc.	25,100	537,140
InterContinental Hotels Group PLC (United Kingdom)	53,325	2,078,544
Interval Leisure Group, Inc.(a)	69,240	1,080,836
Kuoni Reisen Holding AG (Switzerland)*	4,220	1,175,463
McDonald’s Holdings Co. Japan Ltd. (Japan)(a)	195,700	4,255,795
Melia Hotels International SA (Spain)	125,600	1,659,039
MGM China Holdings Ltd. (Macau)	142,000	176,488
Restaurant Group PLC (The) (United Kingdom)	63,200	639,463

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Ruth’s Hospitality Group, Inc.	82,610	$1,315,151
Whitbread PLC (United Kingdom)	30,800	1,996,361
William Hill PLC (United Kingdom)	270,793	1,580,384
Wyndham Worldwide Corp.	62,882	4,568,377

		35,928,066

Household Durables — 0.8%
Cairn Homes PLC (Ireland)*	528,400	686,219
Casio Computer Co. Ltd. (Japan)	74,900	1,750,919
De’ Longhi SpA (Italy)	22,800	681,055
Dorel Industries, Inc. (Canada) (Class B Stock)	15,000	339,633
Ethan Allen Interiors, Inc.(a)	34,400	957,008
Helen of Troy Ltd.*	19,800	1,866,150
Installed Building Products, Inc.*	73,300	1,820,039
Libbey, Inc.	26,900	573,508
Mohawk Industries, Inc.*	17,443	3,303,530
Redrow PLC (United Kingdom)	154,283	1,068,934
Sony Corp. (Japan)	227,100	5,581,390
Taylor Wimpey PLC (United Kingdom)	2,164,612	6,470,850
Techtronic Industries Co. Ltd. (Hong Kong)	1,959,500	7,932,535
Tupperware Brands Corp.	5,400	300,510
Whirlpool Corp.	33,471	4,915,886

		38,248,166

Household Products — 0.6%
Colgate-Palmolive Co.	104,047	6,931,612
LG Household & Health Care Ltd. (South Korea)*	495	439,552
Procter & Gamble Co. (The)	81,188	6,447,139
PZ Cussons PLC (United Kingdom)	89,859	376,524
Reckitt Benckiser Group PLC (United Kingdom)	84,264	7,796,686
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	197,045	5,710,387

		27,701,900

Independent Power & Renewable Electricity Producers
Boralex, Inc. (Canada) (Class A Stock)	65,100	680,311
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	722,000	214,270

		894,581

Industrial Conglomerates — 0.6%
Alliance Global Group, Inc. (Philippines)	1,088,300	370,944
CK Hutchison Holdings Ltd. (Hong Kong)	392,364	5,274,129
Danaher Corp.	122,153	11,345,571
General Electric Co.	160,837	5,010,073
Koninklijke Philips NV (Netherlands)	178,558	4,557,587
Roper Technologies, Inc.(a)	17,200	3,264,388

		29,822,692

Insurance — 2.4%
Aflac, Inc.	137,049	8,209,235
AIA Group Ltd. (Hong Kong)	1,200,600	7,173,685
AMP Ltd. (Australia)	995,869	4,196,061
Assicurazioni Generali SpA (Italy)	202,825	3,704,961
Assurant, Inc.	17,300	1,393,342
Aviva PLC (United Kingdom)	644,688	4,893,518
AXA SA (France)	265,300	7,248,983
Baloise Holding AG (Switzerland)	13,860	1,756,594

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
BB Seguridade Participacoes SA (Brazil)	34,100	$209,707
Cathay Financial Holding Co. Ltd. (Taiwan)	324,000	453,905
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	222,200	909,325
Chubb Ltd.	38,600	4,510,410
Direct Line Insurance Group PLC (United Kingdom)	337,810	2,024,883
Dongbu Insurance Co. Ltd. (South Korea)*	5,282	316,030
Euler Hermes Group (France)	9,400	904,991
First American Financial Corp.	43,900	1,576,010
Hartford Financial Services Group, Inc. (The)	155,328	6,750,555
Insurance Australia Group Ltd. (Australia)	274,630	1,102,915
Intact Financial Corp. (Canada)	67,200	4,306,783
James River Group Holdings Ltd.	22,900	768,066
Lancashire Holdings Ltd. (United Kingdom)	44,589	411,251
MetLife, Inc.	197,035	9,499,057
National Western Life Group, Inc. (Class A Stock)	3,100	781,014
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	22,500	124,081
Principal Financial Group, Inc.	111,036	4,994,399
Prudential PLC (United Kingdom)	222,356	5,009,597
Reinsurance Group of America, Inc.	67,632	5,785,918
Sampo OYJ (Finland) (Class A Stock)	72,300	3,671,576
SCOR SE (France)	13,500	505,142
Sony Financial Holdings, Inc. (Japan)	115,900	2,073,132
St James’s Place PLC (United Kingdom)	147,207	2,181,867
StanCorp Financial Group, Inc.	18,910	2,153,471
Tokio Marine Holdings, Inc. (Japan)	39,800	1,537,260
Travelers Cos., Inc. (The)	62,185	7,018,199
Zurich Insurance Group AG (Switzerland)*	32,429	8,331,010

		116,486,933

Internet & Catalog Retail — 0.4%
Amazon.com, Inc.*	29,987	20,267,913
Cj O Shopping Co. Ltd. (South Korea)*	1,775	287,217
Vipshop Holdings Ltd. (China), ADR*	30,200	461,154

		21,016,284

Internet Software & Services — 1.6%
58.com, Inc. (China), ADR*	7,300	481,508
Alibaba Group Holding Ltd. (China), ADR*	4,400	357,588
Alphabet, Inc. (Class A Stock)*	27,536	21,423,283
Alphabet, Inc. (Class C Stock)*	18,467	14,014,237
Bankrate, Inc.*	50,740	674,842
Cornerstone OnDemand, Inc.*	42,100	1,453,713
Criteo SA (France), ADR*	19,088	755,885
Demandware, Inc.*(a)	8,400	453,348
Facebook, Inc. (Class A Stock)*	226,070	23,660,487
GMO internet, Inc. (Japan)	65,900	867,390
Gogo, Inc.*	72,200	1,285,160
Internet Initiative Japan, Inc. (Japan)	21,400	424,995
IntraLinks Holdings, Inc.*	117,370	1,064,546
MaxPoint Interactive, Inc.*	67,300	115,083
Points International Ltd. (Canada)*(a)	22,565	216,398
Rocket Internet SE (Germany)*(a)	76,666	2,335,532
Tencent Holdings Ltd. (China)	89,600	1,754,367
United Internet AG (Germany)	87,222	4,795,416

		76,133,778

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — 1.4%
Alten SA (France)	21,200	$1,226,831
Amadeus IT Holding SA (Spain) (Class A Stock)	98,625	4,346,886
Cielo SA (Brazil)	28,760	244,183
Cognizant Technology Solutions Corp. (Class A Stock)*	98,636	5,920,133
EPAM Systems, Inc.*	12,700	998,474
Everi Holdings, Inc.*	84,860	372,535
EVERTEC, Inc. (Puerto Rico)	68,600	1,148,364
ExlService Holdings, Inc.*	15,800	709,894
Gartner, Inc.*(a)	50,700	4,598,490
Genpact Ltd.*	69,200	1,728,616
Global Payments, Inc.	75,512	4,871,279
Leidos Holdings, Inc.	22,700	1,277,102
MasterCard, Inc. (Class A Stock)	95,000	9,249,200
MAXIMUS, Inc.	29,900	1,681,875
Nomura Research Institute Ltd. (Japan)	51,050	1,960,513
Obic Co. Ltd. (Japan)	37,700	1,995,636
Syntel, Inc.*	56,060	2,536,715
Total System Services, Inc.	259,381	12,917,174
Vantiv, Inc. (Class A Stock)*	49,400	2,342,548
Virtusa Corp.*	38,420	1,588,283
Visa, Inc. (Class A Stock)	39,063	3,029,336
WNS Holdings Ltd. (India), ADR*	40,400	1,260,076

		66,004,143

Leisure Products — 0.1%
Amer Sports OYJ (Finland)	40,400	1,179,518
Arctic Cat, Inc.	23,700	388,206
Brunswick Corp.	51,340	2,593,183
Merida Industry Co. Ltd. (Taiwan)	40,000	214,526
Vista Outdoor, Inc.*	18,300	814,533

		5,189,966

Life Sciences Tools & Services — 0.1%
Bruker Corp.*	98,266	2,384,916
Tecan Group AG (Switzerland)	10,370	1,679,804

		4,064,720

Machinery — 0.7%
Alfa Laval AB (Sweden)	316,790	5,783,338
Andritz AG (Austria)	46,113	2,244,251
Commercial Vehicle Group, Inc.*	70,330	194,111
Deutz AG (Germany)	134,900	536,947
GEA Group AG (Germany)	32,869	1,327,943
Global Brass & Copper Holdings, Inc.	34,940	744,222
Glory Ltd. (Japan)	76,100	2,336,399
IHI Corp. (Japan)	794,000	2,191,836
Interpump Group SpA (Italy)	41,580	644,587
Luxfer Holdings PLC (United Kingdom), ADR	37,900	372,936
Makita Corp. (Japan)	57,600	3,319,295
Minebea Co. Ltd. (Japan)	163,000	1,395,601
Mitsubishi Heavy Industries Ltd. (Japan)	220,000	961,950
NGK Insulators Ltd. (Japan)	92,000	2,073,698
Nippon Thompson Co. Ltd. (Japan)	76,000	329,336
NN, Inc.	55,900	891,046
OC Oerlikon Corp. AG (Switzerland)*	42,350	376,976
Sandvik AB (Sweden)	412,156	3,592,767

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Singamas Container Holdings Ltd. (Hong Kong)	2,594,000	$262,922
THK Co. Ltd. (Japan)	38,400	711,709
Weir Group PLC (The) (United Kingdom)	80,957	1,189,168

		31,481,038

Media — 1.4%
Aimia, Inc. (Canada)	48,000	326,429
Altice NV (Netherlands) (Class A Stock)*	160,464	2,305,446
Altice NV (Netherlands) (Class B Stock)*	90,873	1,324,519
Axel Springer SE (Germany)	32,640	1,815,135
Cinemark Holdings, Inc.	21,000	702,030
Comcast Corp. (Class A Stock)	257,576	14,535,014
CTS Eventim AG & Co. KGaA (Germany)	18,779	744,581
Daiichikosho Co. Ltd. (Japan)	25,500	1,011,866
Dentsu, Inc. (Japan)	47,000	2,571,474
GFK SE (Germany)	12,500	417,506
Informa PLC (United Kingdom)	113,169	1,022,765
Interpublic Group of Cos., Inc. (The)	137,482	3,200,581
IPSOS (France)	31,500	725,507
ITV PLC (United Kingdom)	1,954,027	7,955,577
MDC Partners, Inc. (Class A Stock)	63,300	1,374,876
Mediaset Espana Comunicacion SA (Spain)	88,200	959,605
Megacable Holdings SAB de CV (Mexico) (UTS)	46,300	172,445
Naspers Ltd. (South Africa) (Class N Stock)	8,469	1,157,580
Phoenix Satellite Television Holdings Ltd. (Hong Kong)	1,528,000	356,434
Pico Far East Holdings Ltd. (Hong Kong)	2,392,000	648,151
ProSiebenSat.1 Media SE (Germany)	70,116	3,537,463
Quebecor, Inc. (Canada) (Class B Stock)(a)	40,400	989,197
RELX NV (United Kingdom)	126,882	2,136,996
Rightmove PLC (United Kingdom)	15,000	911,556
Singapore Press Holdings Ltd. (Singapore)	469,800	1,302,187
Smiles SA (Brazil)	34,400	302,590
Starz (Class A Stock)*	109,710	3,675,285
Technicolor SA (France)	72,800	590,881
Time Warner, Inc.	80,466	5,203,736
Vivendi SA (France)	224,995	4,832,255
Wiley, (John) & Sons, Inc. (Class A Stock)	15,200	684,456

		67,494,123

Metals & Mining — 0.6%
Agnico-Eagle Mines Ltd. (Canada)	138,000	3,627,275
Compass Minerals International, Inc.	15,400	1,159,158
Copper Mountain Mining Corp. (Canada)*(a)	103,100	33,157
Detour Gold Corp. (Canada)*	45,000	468,635
Dominion Diamond Corp. (Canada)	57,500	587,591
Dowa Holdings Co. Ltd. (Japan)*	108,000	776,534
Franco-Nevada Corp. (Canada)	94,000	4,300,210
Fresnillo PLC (Mexico)	168,453	1,751,437
Gem Diamonds Ltd. (United Kingdom)	142,500	276,248
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	105,300	224,781
Hitachi Metals Ltd. (Japan)	120,500	1,486,753
MMC Norilsk Nickel PJSC (Russia), ADR	8,480	106,935
POSCO (South Korea)	2,504	350,764
Randgold Resources Ltd. (United Kingdom)	110,084	6,781,954
Real Industry, Inc.*	36,600	293,898
Rio Tinto Ltd. (United Kingdom)	73,445	2,375,173

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Rio Tinto PLC (United Kingdom)	115,805	$3,371,714
Silver Wheaton Corp. (Canada)	47,700	592,932
Steel Dynamics, Inc.	23,400	418,158
Tahoe Resources, Inc.	38,400	332,188

		29,315,495

Multiline Retail — 0.2%
B&M European Value Retail SA (Luxembourg)	157,990	663,095
Burlington Stores, Inc.*	26,600	1,141,140
Dollar General Corp.	64,300	4,621,241
Dollarama, Inc. (Canada)	9,800	566,172
Don Quijote Holdings Co. Ltd. (Japan)	55,300	1,942,066
Lifestyle International Holdings Ltd. (Hong Kong)	393,500	524,792

		9,458,506

Multi-Utilities — 0.7%
Alliant Energy Corp.	57,171	3,570,329
Centrica PLC (United Kingdom)	1,018,877	3,271,606
CMS Energy Corp.	133,446	4,814,732
E.ON SE (Germany)	592,940	5,693,444
PG&E Corp.	81,600	4,340,304
Public Service Enterprise Group, Inc.	84,300	3,261,567
Sempra Energy	38,080	3,579,901
Suez Environnement Co. (France)	251,249	4,699,220
YTL Corp. Bhd (Malaysia)	521,600	190,312

		33,421,415

Oil, Gas & Consumable Fuels — 2.0%
Aegean Marine Petroleum Network, Inc. (Greece)(a)	118,400	989,824
Ardmore Shipping Corp. (Ireland)	55,228	702,500
BG Group PLC (United Kingdom)	520,896	7,550,869
BP PLC (United Kingdom)	576,115	2,993,906
Callon Petroleum Co.*	58,700	489,558
Carrizo Oil & Gas, Inc.*	39,900	1,180,242
Chevron Corp.	65,886	5,927,105
CNOOC Ltd. (China)	766,000	797,234
Cosan SA Industria e Comercio (Brazil)	35,700	227,397
DHT Holdings, Inc.	74,800	605,132
Diamondback Energy, Inc.*	20,000	1,338,000
EOG Resources, Inc.	77,001	5,450,901
Euronav NV (Belgium)	66,000	908,617
Exxon Mobil Corp.	90,143	7,026,647
Lundin Petroleum AB (Sweden)*	203,216	2,932,281
Marathon Petroleum Corp.	204,394	10,595,785
NovaTek OAO (Russia), GDR, RegS	8,754	714,379
PDC Energy, Inc.*	19,100	1,019,558
Petroleo Brasileiro SA (Brazil)*	125,300	271,424
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	419,846	9,509,216
San-Ai Oil Co. Ltd. (Japan)	117,000	954,078
Santos Ltd. (Australia)	846,458	2,254,508
Sasol Ltd. (South Africa)	5,285	142,683
Statoil ASA (Norway)	208,526	2,908,265
Tesoro Corp.	32,705	3,446,126
Total SA (France)	312,219	13,997,288
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)*	12,642	301,515

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	161,959	$11,452,121
World Fuel Services Corp.	28,720	1,104,571

		97,791,730

Paper & Forest Products — 0.2%
Canfor Corp. (Canada)*	47,000	685,792
Empresas CMPC SA (Chile)	73,651	158,921
International Paper Co.	117,858	4,443,247
KapStone Paper and Packaging Corp.	39,400	890,046
Mondi PLC (South Africa)	101,003	1,979,745
Nine Dragons Paper Holdings Ltd. (Hong Kong)	402,000	236,063

		8,393,814

Personal Products — 0.9%
Amorepacific Corp. (South Korea)*	2,085	731,683
Beiersdorf AG (Germany)	36,948	3,358,272
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	171,558	15,107,397
L’Oreal SA (France)	18,096	3,043,851
Unilever NV (United Kingdom), CVA	220,401	9,606,032
Unilever PLC (United Kingdom)	217,278	9,319,578

		41,166,813

Pharmaceuticals — 3.3%
Akorn, Inc.*(a)	32,800	1,223,768
Allergan PLC*	17,800	5,562,500
Astellas Pharma, Inc. (Japan)	794,600	11,311,739
Bayer AG (Germany)	65,109	8,131,531
Bristol-Myers Squibb Co.	45,717	3,144,872
Cempra, Inc.*(a)	19,370	602,988
Chugai Pharmaceutical Co. Ltd. (Japan)	51,300	1,788,145
Eli Lilly & Co.	55,900	4,710,134
Endo International PLC*	138,018	8,449,462
GlaxoSmithKline PLC (United Kingdom)	140,963	2,846,883
Hikma Pharmaceuticals PLC (Jordan)	111,967	3,795,646
Horizon Pharma PLC*	41,400	897,138
Johnson & Johnson	90,852	9,332,318
Medicines Co. (The)*(a)	15,300	571,302
Mitsubishi Tanabe Pharma Corp. (Japan)	286,100	4,929,112
Novartis AG (Switzerland)	247,202	21,264,137
Novo Nordisk A/S (Denmark) (Class B Stock)	175,913	10,185,048
Sagent Pharmaceuticals, Inc.*	20,280	322,655
Sanofi (France)	154,843	13,196,064
Santen Pharmaceutical Co. Ltd. (Japan)	120,800	1,988,781
Shionogi & Co. Ltd. (Japan)	31,900	1,442,844
Shire PLC (Ireland)	132,674	9,102,473
Shire PLC (Ireland), ADR	26,029	5,335,945
Sino Biopharmaceutical Ltd. (Hong Kong)	371,000	335,427
Teligent, Inc.*(a)	91,500	814,350
Teva Pharmaceutical Industries Ltd. (Israel)	75,417	4,920,274
Teva Pharmaceutical Industries Ltd. (Israel), ADR	297,639	19,537,024
UCB SA (Belgium)	32,178	2,904,501

		158,647,061

Professional Services — 0.5%
Capita PLC (United Kingdom)	171,080	3,043,961
CBIZ, Inc.*	109,960	1,084,206
Huron Consulting Group, Inc.*	25,400	1,508,760

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
ICF International, Inc.*	21,900	$778,764
ManpowerGroup, Inc.	87,005	7,333,651
Meitec Corp. (Japan)	50,100	1,715,628
On Assignment, Inc.*	24,100	1,083,295
Robert Half International, Inc.	60,437	2,849,000
Seek Ltd. (Australia)	227,637	2,533,631
Sthree PLC (United Kingdom)	79,310	381,158
Teleperformance (France)	22,000	1,849,934

		24,161,988

Real Estate Investment Trusts (REITs) — 2.1%
Agree Realty Corp.	6,400	217,536
Alexandria Real Estate Equities, Inc.	6,100	551,196
Alstria Office REIT AG (Germany)*	80,200	1,068,394
Annaly Capital Management, Inc.	432,700	4,058,726
Armada Hoffler Properties, Inc.	123,554	1,294,846
Ashford Hospitality Prime, Inc.	18,400	266,800
AvalonBay Communities, Inc.	5,850	1,077,161
Boardwalk Real Estate Investment Trust (Canada)(a)	15,900	545,245
Boston Properties, Inc.	52,000	6,632,080
British Land Co. PLC (The) (United Kingdom)	316,601	3,663,370
Cedar Realty Trust, Inc.	66,070	467,776
Coresite Realty Corp.	57,470	3,259,698
Cousins Properties, Inc.	40,300	380,029
Daiwa Office Investment Corp. (Japan)	187	1,012,139
DCT Industrial Trust, Inc.	43,350	1,619,989
Dream Industrial Real Estate Investment Trust (Canada)	24,300	126,092
DuPont Fabros Technology, Inc.	41,700	1,325,643
Empire State Realty Trust, Inc. (Class A Stock)	49,300	890,851
Equity LifeStyle Properties, Inc.	25,630	1,708,752
Equity Residential	15,500	1,264,645
Essex Property Trust, Inc.	9,400	2,250,454
Eurocommercial Properties NV
(Netherlands), CVA	19,898	859,604
Extra Space Storage, Inc.	23,300	2,055,293
Federal Realty Investment Trust	9,800	1,431,780
FelCor Lodging Trust, Inc.	228,840	1,670,532
Fortune Real Estate Investment Trust (Hong Kong)	561,000	576,518
General Growth Properties, Inc.	10,800	293,868
Geo Group, Inc. (The)	12,500	361,375
Goodman Group (Australia)	212,203	961,585
Great Portland Estates PLC (United Kingdom)	84,941	1,035,305
Hansteen Holdings PLC (United Kingdom)	337,907	572,757
HCP, Inc.	13,400	512,416
Healthcare Realty Trust, Inc.	48,800	1,382,016
Healthcare Trust of America, Inc. (Class A Stock)	11,910	321,213
Host Hotels & Resorts, Inc.	65,200	1,000,168
Inland Real Estate Corp.	11,000	116,820
Investa Office Fund (Australia)	167,832	485,837
Kite Realty Group Trust	10,525	272,913
Liberty Property Trust	10,300	319,815
Macerich Co. (The)	10,100	814,969
Mack-Cali Realty Corp.	139,500	3,257,325

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Medical Properties Trust, Inc.	98,700	$1,136,037
Mid-America Apartment Communities, Inc.(a)	15,600	1,416,636
National Retail Properties, Inc.	8,600	344,430
New York REIT, Inc.	14,000	161,000
Nippon Prologis REIT, Inc. (Japan)	1,578	2,854,499
NorthStar Realty Europe Corp.	11,816	139,547
NorthStar Realty Finance Corp.	35,450	603,714
Outfront Media, Inc.	23,800	519,554
Parkway Properties, Inc.	44,400	693,972
Pebblebrook Hotel Trust	8,300	232,566
ProLogis, Inc.	8,600	369,112
Public Storage	29,910	7,408,707
Ramco-Gershenson Properties Trust	18,258	303,265
Redwood Trust, Inc.(a)	74,980	989,736
Sabra Health Care REIT, Inc.	72,400	1,464,652
Segro PLC (United Kingdom)	228,897	1,448,578
Simon Property Group, Inc.	26,450	5,142,938
SL Green Realty Corp.	10,100	1,141,098
STORE Capital Corp.	105,500	2,447,600
Sun Communities, Inc.	41,552	2,847,558
Taubman Centers, Inc.	4,150	318,388
Terreno Realty Corp.	20,500	463,710
UDR, Inc.	107,300	4,031,261
Urban Edge Properties	58,325	1,367,721
Ventas, Inc.	105,600	5,959,008
VEREIT, Inc.	114,500	906,840
Warehouses De Pauw SCA (Belgium)	8,010	707,187
Welltower, Inc.	3,300	224,499
Westfield Corp. (Australia)	472,904	3,253,533
WP Carey, Inc.	14,700	867,300
WP GLIMCHER, Inc.	53,100	563,391

		102,311,568

Real Estate Management & Development — 1.0%
Aeon Mall Co. Ltd. (Japan)	91,100	1,562,558
CapitaLand Ltd. (Singapore)	713,100	1,676,135
Castellum AB (Sweden)	89,300	1,271,744
CBRE Group, Inc. (Class A Stock)*	186,952	6,464,800
Cheung Kong Property Holdings Ltd. (Hong Kong)	354,864	2,295,610
China Vanke Co. Ltd. (China) (Class H Stock)	196,500	586,379
Daito Trust Construction Co. Ltd. (Japan)	41,300	4,770,583
Forest City Enterprises, Inc. (Class A Stock)*	109,140	2,393,440
Goldcrest Co. Ltd. (Japan)	24,900	451,943
Grand City Properties SA (Germany)	70,100	1,620,340
Hongkong Land Holdings Ltd. (Hong Kong)	221,800	1,552,600
Hulic Co. Ltd. (Japan)	43,700	383,710
Hysan Development Co. Ltd. (Hong Kong)	1,290,000	5,270,507
Jones Lang LaSalle, Inc.	41,334	6,607,653
Kennedy-Wilson Holdings, Inc.	38,150	918,652
Leopalace21 Corp. (Japan)*	452,200	2,447,640
Mitsui Fudosan Co. Ltd. (Japan)	134,000	3,363,117
PSP Swiss Property AG (Switzerland)*	5,913	518,510
Sino Land Co. Ltd. (Hong Kong)	1,014,000	1,477,150
Tokyo Tatemono Co. Ltd. (Japan)(a)	88,000	957,775

		46,590,846

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail — 0.4%
ComfortDelGro Corp. Ltd. (Singapore)	1,922,400	$4,116,384
East Japan Railway Co. (Japan)	85,100	8,013,522
Genesee & Wyoming, Inc. (Class A Stock)*	8,010	430,057
Heartland Express, Inc.(a)	69,300	1,179,486
J.B. Hunt Transport Services, Inc.	57,170	4,193,991
MTR Corp. Ltd. (Hong Kong)	262,500	1,296,177
Roadrunner Transportation Systems, Inc.*	61,100	576,173

		19,805,790

Semiconductors & Semiconductor Equipment — 0.5%
Advanced Semiconductor Engineering, Inc. (Taiwan)	101,000	116,021
Cavium, Inc.*	56,390	3,705,387
Cirrus Logic, Inc.*	99,000	2,923,470
Hermes Microvision, Inc. (Taiwan)	9,000	323,710
Monolithic Power Systems, Inc.	138,889	8,848,618
NXP Semiconductors NV (Netherlands)*	77,334	6,515,389
SK Hynix, Inc. (South Korea)	7,186	185,636
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	406,000	1,751,582
Vanguard International Semiconductor Corp. (Taiwan)	172,000	222,122

		24,591,935

Software — 0.8%
Callidus Software, Inc.*	93,560	1,737,409
Capcom Co. Ltd. (Japan)	40,600	979,019
Constellation Software, Inc. (Canada)	4,300	1,792,718
Ebix, Inc.(a)	29,500	967,305
Fidessa Group PLC (United Kingdom)	18,653	550,793
Imperva, Inc.*	18,100	1,145,911
Micro Focus International PLC (United Kingdom)	40,200	944,067
Microsoft Corp.	225,150	12,491,322
NCSoft Corp. (South Korea)	6,820	1,229,480
NICE-Systems Ltd. (Israel), ADR	17,000	974,440
Park City Group, Inc.*(a)	59,200	705,072
Paycom Software, Inc.*	32,200	1,211,686
Paylocity Holding Corp.*	17,900	725,845
Playtech PLC (United Kingdom)	54,321	665,051
QLIK Technologies, Inc.*	61,200	1,937,592
Rovi Corp.*(a)	38,970	649,240
salesforce.com, Inc.*	64,442	5,052,253
SAP SE (Germany)	20,501	1,626,828
SDL PLC (United Kingdom)	53,449	328,738
Synchronoss Technologies, Inc.*(a)	34,100	1,201,343
Trend Micro, Inc. (Japan)*(a)	86,400	3,505,864

		40,421,976

Specialty Retail — 1.6%
AutoNation, Inc.*	71,906	4,289,912
AutoZone, Inc.*	12,510	9,281,295
Dufry AG (Switzerland)*	12,482	1,485,136
Fast Retailing Co. Ltd. (Japan)	3,800	1,329,284
Foot Locker, Inc.(a)	108,218	7,043,910
Hennes & Mauritz AB (Sweden) (Class B Stock)	156,811	5,577,812
Home Depot, Inc. (The)	132,247	17,489,666
Industria de Diseno Textil SA (Spain)	117,000	4,019,455
L Brands, Inc.	18,600	1,782,252

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Nitori Holdings Co. Ltd. (Japan)	98,700	$8,289,010
O’Reilly Automotive, Inc.*	33,599	8,514,659
Ross Stores, Inc.	88,600	4,767,566
Seobu T&D (South Korea)*	42,741	788,168
Staples, Inc.	197,300	1,868,431
Tile Shop Holdings, Inc.*	19,600	321,440
Xebio Holdings Co. Ltd. (Japan)	23,400	441,909

		77,289,905

Technology Hardware, Storage & Peripherals — 1.2%
Advantech Co. Ltd. (Taiwan)	65,000	416,246
Apple, Inc.	355,514	37,421,404
Canon, Inc. (Japan)(a)	78,200	2,365,552
Catcher Technology Co. Ltd. (Taiwan)	12,000	100,037
Electronics For Imaging, Inc.*(a)	57,560	2,690,354
EMC Corp.	202,173	5,191,803
Konica Minolta, Inc. (Japan)	200,400	2,007,042
Lenovo Group Ltd. (China)	200,000	201,839
NEC Corp. (Japan)	534,000	1,691,990
Samsung Electronics Co. Ltd. (South Korea)	1,531	1,632,937
Seagate Technology PLC(a)	55,320	2,028,031
Wincor Nixdorf AG (Germany)	12,300	616,681

		56,363,916

Textiles, Apparel & Luxury Goods — 0.9%
Adidas AG (Germany)	46,237	4,487,744
Cosmo Lady China Holdings Co. Ltd. (China)	194,000	162,458
Eclat Textile Co. Ltd. (Taiwan)	14,000	192,377
Fila Korea Ltd. (South Korea)*	9,535	764,773
Gildan Activewear, Inc. (Canada) (TSX)	141,000	4,008,773
Gildan Activewear, Inc. (Canada) (NYSE)	44,300	1,259,006
LVMH Moet Hennessy Louis Vuitton SE (France)	24,646	3,871,174
NIKE, Inc. (Class B Stock)	289,320	18,082,500
Skechers U.S.A., Inc. (Class A Stock)*	37,950	1,146,470
Steven Madden Ltd.*	45,670	1,380,147
Ted Baker PLC (United Kingdom)	14,500	638,716
VF Corp.	58,320	3,630,420
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,170,000	3,963,400

		43,587,958

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	32,490	1,023,065
Beneficial Bancorp, Inc.*	99,900	1,330,668
Entegra Financial Corp.*	39,600	754,776
Essent Group Ltd.*	32,600	713,614
EverBank Financial Corp.	100,150	1,600,397
Kearny Financial Corp.	210,600	2,668,302
TFS Financial Corp.	66,350	1,249,371

		9,340,193

Tobacco — 1.1%
Altria Group, Inc.	137,873	8,025,587
British American Tobacco PLC (United Kingdom)	73,339	4,072,834
Imperial Tobacco Group PLC (United Kingdom)	245,170	12,949,381
Japan Tobacco, Inc. (Japan)	348,500	12,794,749

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Tobacco (continued)
Reynolds American, Inc.	271,752	$12,541,355
Vector Group Ltd.	41,685	983,349

		51,367,255

Trading Companies & Distributors — 0.4%
Brammer PLC (United Kingdom)	73,082	196,353
Bunzl PLC (United Kingdom)	77,682	2,155,249
Daewoo International Corp. (South Korea)*	3,781	52,066
Fly Leasing Ltd. (Ireland), ADR	66,800	911,820
ITOCHU Corp. (Japan)	233,400	2,760,760
MISUMI Group, Inc. (Japan)	283,300	3,913,408
Ramirent OYJ (Finland)	91,100	635,190
Rexel SA (France)	319,533	4,254,851
Travis Perkins PLC (United Kingdom)	58,344	1,692,597
WESCO International, Inc.*(a)	9,650	421,512
Wolseley PLC (Switzerland)	50,160	2,724,351

		19,718,157

Transportation Infrastructure
BBA Aviation PLC (United Kingdom)	394,680	1,101,456
DP World Ltd. (United Arab Emirates)	10,039	203,792
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	27,100	239,088

		1,544,336

Water Utilities — 0.1%
American Water Works Co., Inc.	79,020	4,721,445
Beijing Enterprises Water Group Ltd. (China)*	170,000	118,572
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	48,600	232,543
CT Environmental Group Ltd. (China)	1,254,000	408,809
Pennon Group PLC (United Kingdom)	27,218	345,302

		5,826,671

Wireless Telecommunication Services — 0.9%
America Movil SAB de CV (Mexico) (Class L Stock)	212,200	149,228
China Mobile Ltd. (China)	25,500	287,031
Far EasTone Telecommunications Co. Ltd. (Taiwan)	88,000	180,858
Intouch Holdings PCL (Thailand), NVDR	98,700	142,229
KDDI Corp. (Japan)	461,100	11,974,857
MTN Group Ltd. (South Africa)	23,527	202,670
Rogers Communications, Inc. (Canada) (Class B Stock)	117,100	4,038,456
SBA Communications Corp. (Class A Stock)*	57,170	6,006,852
SK Telecom Co. Ltd. (South Korea)	851	155,749
SoftBank Group Corp. (Japan)	117,900	5,950,461
StarHub Ltd. (Singapore)	1,330,500	3,462,472
Vodafone Group PLC (United Kingdom)	3,518,667	11,410,284

		43,961,147

TOTAL COMMON STOCKS (cost $2,741,764,598)		2,823,879,678

EXCHANGE TRADED FUNDS — 0.1%
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	28,400	794,916

EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)
iShares MSCI Emerging Markets ETF	49,000	$1,577,310
iShares MSCI India ETF	135,300	3,726,162

TOTAL EXCHANGE TRADED FUNDS (cost $7,669,743)		6,098,388

PREFERRED STOCKS — 0.1%
Banks
Itau Unibanco Holding SA (Brazil) (PRFC)	34,320	228,410

Chemicals
Braskem SA (Brazil) (PRFC A)	12,300	85,871
Fuchs Petrolub SE (Germany) (PRFC)	26,400	1,243,090
Sociedad Quimica y Minera de Chile SA (Chile) (PRFC B)	5,413	101,666

		1,430,627

Food & Staples Retailing
Cia Brasileira de Distribuicao (Brazil) (PRFC)	7,900	83,588

Machinery — 0.1%
Jungheinrich AG (Germany) (PRFC)	24,000	1,979,393

TOTAL PREFERRED STOCKS (cost $3,951,626)		3,722,018

	Units
RIGHTS*
Banks
Unione di Banche Italiane SpA (Italy),expiring 01/12/16 (cost $0)	265,674	—

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.1%
Non-Residential Mortgage-Backed Securities — 1.1%
Ally Master Owner Trust,
Series 2012-5, Class A
1.540%	09/15/19	1,161	1,154,056
Series 2014-3, Class A
1.330%	03/15/19	2,440	2,431,903
Series 2015-3, Class A
1.630%	05/15/20	1,190	1,178,678
American Credit Acceptance Receivables Trust,
Series 2015-3, Class A, 144A
1.950%	09/12/19	1,848	1,843,832
AmeriCredit Automobile Receivables Trust,
Series 2014-1, Class A3
0.900%	02/08/19	592	590,846
Capital One Multi-Asset Execution Trust,
Series 2014-A2, Class A2
1.260%	01/15/20	2,370	2,369,311
Series 2014-A5, Class A5
1.480%	07/15/20	1,440	1,440,268
CarFinance Capital Auto Trust,
Series 2013-2A, Class A, 144A
1.750%	11/15/17	88	88,017
Series 2014-1A, Class A, 144A
1.460%	12/17/18	1,009	1,006,990

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Citi Held For Asset Issuance,
Series 2015-PM2, Class A, 144A
2.350%	03/15/22	1,742	$1,736,830
Series 2015-PM3, Class A, 144A
2.600%	05/16/22	823	822,228
Citibank Credit Card Issuance Trust,
Series 2014-A2, Class A2
1.020%	02/22/19	4,750	4,738,620
Series 2014-A8, Class A8
1.730%	04/09/20	960	962,246
CPS Auto Receivables Trust,
Series 2014-A, Class A, 144A
1.210%	08/15/18	962	959,066
Series 2015-C, Class A, 144A
1.770%	06/17/19	3,847	3,838,116
Discover Card Execution Note Trust,
Series 2014-A5, Class A
1.390%	04/15/20	1,680	1,675,673
Drive Auto Receivables Trust,
Series 2015-DA, Class A2A, 144A
1.230%	06/15/18	2,400	2,397,534
Exeter Automobile Receivables Trust,
Series 2014-2A, Class A, 144A
1.060%	08/15/18	913	910,553
Series 2015-2A, Class A, 144A
1.540%	11/15/19	2,757	2,744,615
Flagship Credit Auto Trust,
Series 2015-3, Class A, 144A
2.380%	10/15/20	1,211	1,205,135
Ford Credit Auto Owner Trust,
Series 2014-2, Class A, 144A
2.310%	04/15/26	2,400	2,396,060
Series 2015-1, Class A, 144A
2.120%	07/15/26	1,194	1,178,941
Series 2015-2, Class A, 144A
2.440%	01/15/27	950	944,790
Ford Credit Floorplan Master Owner Trust A,
Series 2012-2, Class A
1.920%	01/15/19	2,340	2,351,229
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1, 144A
1.650%	05/15/20	960	949,802
John Deere Owner Trust,
Series 2014-A, Class A3
0.920%	04/16/18	941	939,017
Nationstar HECM Loan Trust,
Series 2015-1A, Class A, 144A(g)
3.844%	05/25/18	3,221	3,211,527
Series 2015-2A, Class A, 144A
2.883%	11/25/25	1,416	1,414,110
Santander Drive Auto Receivables Trust,
Series 2013-4, Class B
2.160%	01/15/20	674	674,814
Series 2014-4, Class B
1.820%	05/15/19	720	720,645
SpringCastle America Funding LLC,
Series 2014-AA, Class A, 144A
2.700%	05/25/23	2,228	2,222,838

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2, 144A
1.400%	07/22/19	621	$612,982

			51,711,272

Residential Mortgage-Backed Securities
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class M2
0.712%(c)	08/25/36	2,100	1,993,593
Truman Capital Mortgage Loan Trust,
Series 2014-NPL2, Class A1, 144A
3.125%	06/25/54	33	32,766
Vericrest Opportunity Loan Transferee,
Series 2014-NP11, Class A1, 144A
3.875%	04/25/55	806	802,267

			2,828,626

TOTAL ASSET-BACKED SECURITIES (cost $54,699,873)			54,539,898

BANK LOANS(c) — 1.9%
Aerospace & Defense
Doncaster,
Term Loan B
4.500%	04/10/20	435	420,201
TransDigm, Inc.,
Term Loan C
3.750%	02/28/20	841	819,709

			1,239,910

Air Freight & Logistics
YRC Worldwide, Inc.,
Initial Term Loan
8.250%	02/13/19	84	73,064

Beverages
Blue Ribbon, LLC,
Initial Term Loan (First Lien)
5.500%	11/05/21	456	453,797

Biotechnology
AMAG Pharmaceuticals, Inc.,
Initial Term Loan
4.750%	08/17/21	247	236,383
Concordia Healthcare Corp.,
Initial Dollar Term Loan
5.250%	10/20/21	135	128,362
Grifols Worldwide Operations Ltd.,
US Tranche Term Loan B
3.424%	03/07/21	488	482,175

			846,920

Building Products
Builders FirstSource, Inc.,
Initial Term Loan
6.000%	07/31/22	249	245,893
Filtration Group Corp.,
Term Loan (First Lien)
4.250%	11/15/20	125	120,956

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Building Products (continued)
Jeld-Wen, Inc.,
Term Loan B-1
4.750%	06/26/22	125	$123,051
Nortek, Inc.,
Incremental Term Loan 1
3.500%	10/30/20	249	243,768
Royal Holdings,
Initial Term Loan (First Lien)
4.500%	06/17/22	214	209,780
Initial Term Loan (Second Lien)
8.500%	06/19/23	125	122,604

			1,066,052

Capital Markets
Gemini HDPE LLC,
Advance Term Loan
4.750%	07/24/21	405	400,494

Chemicals — 0.1%
American Rock Salt Co. LLC,
Closing Date Term Loan
4.750%	05/16/21	739	713,509
ANGUS Chemical,
USD Term Loan B-1
4.500%	02/02/22	157	156,163
Arizona Chemicals US, Inc.,
Initial Term Loan (First Lien)
4.500%	06/10/21	166	165,127
7.500%	06/10/22	60	60,200
Chromaflo Technologies Corp.,
Term Loan B (First Lien)
4.500%	12/02/19	248	236,936
Kronos, Inc.,
Incremental Term Loan (First Lien)
4.500%	10/30/19	657	645,107
Initial Term Loan (Second Lien)
9.750%	04/30/20	630	624,225
MacDermid, Inc.,
Tranche Term Loan B-2
5.500%	06/07/20	248	238,572
Tranche Term Loan B-3
5.500%	07/07/20	249	240,380
Metal Services LLC,
New Term Loan
6.000%	06/30/17	123	108,365
OCI Beaumont LLC,
Term Loan B-3
6.500%	08/20/19	364	365,649
Orion Engineered Carbons GmbH,
Initial Dollar Term Loan
5.000%	07/25/21	456	455,572
Schulman (A.), Inc.,
Initial US Term Loan B
4.000%	05/11/22	179	177,085
Styrolution US Holding LLC,
Dollar Tranche Term Loan B-1 (First Lien)
6.500%	10/31/19	495	495,077
Trinseo Group,
Term Loan B
4.250%	10/28/21	164	161,425

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Chemicals (continued)
Tronox, Inc.,
Term Loan B
4.500%	03/19/20	244	$216,252

			5,059,644

Commercial Services & Supplies — 0.1%
ADS Waste Holdings, Inc.,
Initial Tranche Term Loan B-2
3.750%	10/09/19	403	391,563
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan
4.750%	11/26/20	248	233,629
Brickman Group Ltd. (The),
Initial Term Loan (First Lien)
4.000%	12/18/20	124	120,306
Harland Clarke Holdings Corp.,
Tranche Term Loan B-4
6.000%	08/04/19	453	431,738
Hertz Corp. (The),
Tranche Term Loan B-2
3.000%	03/11/18	459	453,524
Laureate Education, Inc.,
New Extended Term Loan (2018 Series)
5.000%	06/16/18	1,225	1,014,312
Spin Holdco, Inc.,
Initial Term Loan (First Lien)
4.250%	11/14/19	654	627,035
TransUnion LLC,
2015 Term Loan B-2
3.500%	04/09/21	496	480,830

			3,752,937

Containers & Packaging — 0.1%
Anchor Glass Container Corp.,
Term Loan B
4.500%	06/24/22	414	412,899
Berlin Packaging LLC,
Initial Term Loan (First Lien)
4.500%	09/24/21	494	489,315
Initial Term Loan (Second Lien)
7.750%	09/24/22	250	236,250
Berry Plastics Corp.,
Term Loan D
3.500%	02/08/20	973	953,050
Term Loan E
3.750%	01/06/21	453	446,071
BWay Intermediate Co., Inc.,
Initial Term Loan
5.500%	08/14/20	479	460,170
Caraustar Industries, Inc.,
Incremental Term Loan
8.000%	05/01/19	245	243,378
Charter NEX Films, Inc.,
Initial Term Loan (First Lien)
5.250%	01/30/22	239	236,497
Consolidated Container Co. LLC,
Term Loan B
7.750%	01/03/20	750	637,500

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Containers & Packaging (continued)
Goodpack Ltd.,
Initial Term Loan (First Lien)
4.750%	09/09/21	412	$352,164
Novolex,
Term Loan (First Lien)
6.000%	12/04/21	372	370,637
Owens Illinois, Inc.,
Facility Term Loan B
3.500%	08/05/22	249	248,190
Signode Industrial Group Lux SA,
Initial Term Loan B
3.750%	04/08/21	311	298,985

			5,385,106

Distributors
Aramark Corp.,
US Term Loan F
3.250%	02/19/21	488	482,053

Diversified Consumer Services
Houghton Mifflin Harcourt Co.,
Term Loan
4.000%	05/11/21	373	360,998
KC MergerSub, Inc.,
Initial Term Loan (First Lien)
6.000%	08/13/22	249	241,894
Initial Term Loan (Second Lien)
10.250%	08/13/23	75	73,500
Nord Anglia Education Finance LLC,
Initial Term Loan
5.000%	03/21/21	357	351,895
Servicemaster Co. LLC (The),
Initial Term Loan
4.250%	06/30/21	495	490,505

			1,518,792

Diversified Financial Services
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
New Loan
3.500%	04/30/20	250	249,220
CPI Acquisition, Inc.,
Term Loan (First Lien)
5.500%	08/14/22	180	177,241
Fly Funding II Sarl,
Term Loan
3.500%	08/09/19	360	356,175
T-Mobile USA, Inc.,
Senior Lien Term Loan
3.500%	11/03/22	250	249,727
TransFirst, Inc.,
Term Loan B-1
4.750%	11/12/21	25	24,070
WP Mustang Holdings LLC,
Term Loan (First Lien)
5.500%	05/29/21	366	364,018

			1,420,451

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Diversified Telecommunication Services — 0.1%
Altice Financing,
Dollar Denominated Tranche Loan
5.250%	01/30/22	249	$247,240
Term Loan
5.500%	06/24/19	1,965	1,952,223
FairPoint Communications, Inc.,
Term Loan
7.500%	02/14/19	370	367,927
Level 3 Financing, Inc.,
2020 Tranche Term Loan B
4.000%	01/15/20	400	399,000
2022 Tranche Term Loan B-2
3.500%	05/31/22	500	491,146
Mitel US Holdings, Inc.,
2015 Term Loan
5.500%	04/13/22	179	176,936
Numericable US LLC,
Dollar Denominated Tranche Loan B-1
4.500%	04/23/20	271	260,485
Dollar Denominated Tranche Loan B-2
4.500%	04/23/20	234	225,355
Term Loan B-6
4.750%	01/22/23	125	123,008
Securus Technologies Holdings, Inc.,
Initial Term Loan (First Lien)
4.750%	04/17/20	490	350,333
Initial Term Loan (Second Lien)
9.000%	04/17/21	125	89,375
Virgin Media Investments Holdings Ltd.,
Facility Loan F
3.500%	06/30/23	337	328,992

			5,012,020

Electric Utilities — 0.1%
Alinta Energy Finance Pty Ltd.,
Delayed Draw Term Loan
6.375%	08/13/18	30	29,830
Term Loan B
6.375%	08/13/19	458	448,830
Atlantic Power Ltd. Partnership,
Term Loan
4.750%	02/20/21	248	246,714
Empire Generating Co. LLC,
Advance Term Loan B
5.250%	03/13/21	280	223,601
Advance Term Loan C
5.250%	03/13/21	20	16,399
Energy Future Intermediate Holding Co. LLC,
Term Loan
4.250%	06/19/16	315	313,622
Essential Power LLC,
Term Loan
4.750%	08/08/19	482	473,892
ExGen Texas Power LLC,
Term Loan
5.750%	09/18/21	145	104,606
InterGen NV,
Advance Term Loan
5.500%	06/13/20	491	438,382

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Electric Utilities (continued)
Longview Power LLC,
Advance Term Loan B
7.000%	04/08/21	249	$213,925

			2,509,801

Electrical Equipment
AlixPartners, LLP,
Initial Term Loan
4.500%	07/23/22	214	212,318
Generac Power Systems, Inc.,
Term Loan
3.500%	05/31/20	399	390,509

			602,827

Electronic Equipment, Instruments & Components
Cable Wire,
Term Loan B-2
— %(p)	12/02/22	69	67,260
— %(p)	12/02/22	56	54,984
CDW Corp.,
Term Loan
3.250%	04/29/20	491	478,067
McJunkin Red Man Corp.,
Term Loan
4.750%	11/09/19	168	154,030

			754,341

Energy Equipment & Services
Cactus Wellhead LLC,
Tranche Term Loan B
7.000%	08/30/20	246	178,536
Drillships Ocean Ventures, Inc.,
Term Loan
5.500%	07/16/21	374	176,039
Expro Holdings,
Initial Term Loan
5.750%	08/07/21	186	124,004
Moxie Patriot LLC,
Advance Construction Term Loan B-1
6.750%	12/18/20	500	457,500
Panda Sherman Power LLC,
Construction Term Loan Advance
9.000%	09/14/18	246	218,753
Panda Stonewall Power Project,
Advance Conversion Term Loan B-1
6.500%	10/31/17	345	332,925

			1,487,757

Food & Staples Retailing — 0.1%
Albertson’s LLC,
Term Loan B-2
5.500%	08/11/21	1,682	1,666,400
Term Loan B-3
5.125%	08/11/21	241	238,353
GOBP Holdings Inc.,
Initial Term Loan (First Lien)
4.750%	10/15/21	495	480,975

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food & Staples Retailing (continued)
Performance Food Group, Inc.,
Initial Term Loan (Second Lien)
6.250%	11/14/19	510	$507,802

			2,893,530

Food Products
B&G Foods, Inc.,
Tranche Term Loan B
3.750%	10/22/22	250	249,453
Candy Intermediate Holdings, Inc.,
Initial Term Loan
7.500%	06/18/18	491	487,422
JBS USA LLC,
2015 Incremental Term Loan
4.000%	10/30/22	250	245,938
New HB Acquisition LLC,
Term Loan B (First Lien)
4.500%	07/29/22	110	109,142
Term Loan B (Second Lien)
8.500%	07/29/23	15	14,838
Post Holdings, Inc.,
Incremental Term Loan (Series A)
3.750%	05/28/21	73	73,026
Shearer’s Foods LLC,
Term Loan (First Lien)
4.938%	06/19/21	316	310,470
Term Loan (Second Lien)
7.750%	06/19/22	340	316,200

			1,806,489

Health Care Equipment & Supplies
Alere, Inc.,
Term Loan B
4.250%	06/11/22	139	137,550
ConvaTec, Inc.,
Dollar Term Loan
4.250%	12/22/16	119	117,360
Hill-Rom Holdings, Inc.,
Initial Term Loan B
3.500%	09/08/22	243	242,745
Integra Telecom Holdings, Inc.,
Term Loan B-1
5.250%	08/08/20	248	239,441
Lully Finance,
Initial Term Loan B-1 (First Lien)
5.000%	10/17/22	120	117,000
Initial Term Loan B-1 (Second Lien)
9.500%	10/16/23	75	73,375
Tekni-Plex,
Initial Term Loan (Second Lien)
8.750%	06/01/23	125	117,500
Tranche Term Loan B-1 (First Lien)
4.500%	06/01/22	373	367,715

			1,412,686

Health Care Providers & Services — 0.1%
AmSurg Corp.,
Initial Term Loan
3.500%	07/16/21	202	199,653

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.,
2019 Incremental Term Loan G
3.750%	12/31/19	274	$268,298
2021 Incremental Term Loan H
4.000%	01/27/21	970	950,771
DaVita Healthcare Partners, Inc.,
Tranche Term Loan B
3.500%	06/19/21	492	488,686
Drumm Investors LLC,
Term Loan
6.750%	05/04/18	196	194,047
Envision Healthcare Corp.,
Tranche Term Loan B-2
4.500%	11/06/22	250	248,516
Genesis Healthcare LLC,
Term Loan
10.000%	12/04/17	250	252,500
Genoa Healthcare LLC,
Initial Term Loan
4.500%	04/21/22	49	48,746
HCA, Inc.,
Tranche Term Loan B-4
3.357%	05/01/18	246	245,811
HCR Healthcare LLC,
Initial Term Loan
5.000%	04/06/18	485	456,763
Kindred Healthcare, Inc.,
New Term Loan
4.250%	04/09/21	356	342,127
Life Time Fitness, Inc.,
Closing Date Term Loan
4.250%	06/04/22	303	294,750
U.S. Renal Care, Inc.,
Term Loan (Second Lien)
9.000%	11/17/23	250	245,313
Term Loan B
5.250%	11/17/22	625	619,531

			4,855,512

Healthcare Equipment & Services
DJO Finance LLC,
Initial Term Loan
4.250%	06/08/20	115	111,415

Hotels, Restaurants & Leisure — 0.2%
24 Hour Fitness USA, Inc.,
Term Loan
4.750%	05/20/21	443	414,070
American Casino & Entertainment LLC,
Term Loan
4.750%	06/18/22	249	247,506
Aristocrat Leisure Ltd.,
Initial Term Loan
4.750%	09/29/21	469	466,559
Caesars Entertainment Resort Properties LLC,
Term Loan B
7.000%	10/11/20	605	547,051
Caesars Growth Properties Holdings LLC,
Term Loan B (First Lien)
6.250%	04/10/21	1,281	1,117,236

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
CCM Merger, Inc.,
Term Loan
4.500%	08/30/21	344	$342,553
Cirque du Soleil,
Initial Term Loan (First Lien)
5.000%	06/25/22	125	117,362
Initial Term Loan (Second Lien)
9.250%	06/25/23	45	42,075
Eldorado Resorts, Inc.,
Initial Term Loan
4.250%	07/16/22	204	201,935
Extended Stay America, Inc.,
Term Loan
5.000%	06/06/19	208	208,752
Four Seasons Holdings, Inc. (Canada),
2013 Term Loan (First Lien)
3.500%	06/27/20	196	193,121
Term Loan (Second Lien)
6.250%	12/28/20	125	124,167
Graton Economic Development Authority,
Incremental Term Loan B
4.750%	08/05/22	243	239,773
La Quinta Intermediate Holdings LLC,
Initial Term Loan
3.750%	04/14/21	419	407,824
MGM Resorts International,
Term Loan B
3.500%	12/20/19	124	122,258
Mohegan Tribal Gaming Authority,
Term Loan B
5.500%	06/15/18	597	582,142
Planet Fitness Holdings LLC,
Term Loan
4.750%	03/27/21	276	270,739
Red Lobster Management LLC,
Initial Term Loan (First Lien)
6.250%	07/28/21	262	259,725
Scientific Games International, Inc.,
Initial Term Loan
6.000%	10/18/20	249	228,417
Initial Term Loan B-2
6.000%	09/17/21	743	676,338
Station Casinos LLC,
Term Loan B
4.250%	02/22/20	437	427,730
TGI Friday’s, Inc.,
Initial Term Loan (First Lien)
5.250%	06/30/20	240	238,888

			7,476,221

Household Durables
At Home Holding III, Inc.,
Term Loan
5.000%	05/19/22	114	110,420

Household Products
Spectrum Brands, Inc.,
USD Term Loan
3.500%	06/23/22	257	255,976

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Independent Power & Renewable Electricity Producers — 0.1%
Calpine Corp.,
Term Loan
4.000%	10/09/19	774	$754,973
ExGen Renewables LLC,
Term Loan B
5.250%	02/06/21	430	432,223
TerraForm AP Acquisition Holdings LLC,
Term Loan
5.000%	06/27/22	240	225,848
Terra-Gen Finance Co. LLC,
Term Loan
5.250%	11/26/21	242	225,161
TPF Generation Holdings LLC,
Term Loan
4.750%	12/31/17	372	329,064

			1,967,269

Insurance
AssuredPartners, Inc.,
Term Loan (First Lien)
5.750%	10/16/22	250	248,438
HUB International Ltd.,
New Initial Term Loan
4.000%	10/02/20	249	233,733

			482,171

Internet Services
Ellucian, Inc.,
Closing Date Term Loan
4.750%	09/30/22	499	492,266

Internet Software & Services — 0.1%
Blue Coat Holdings, Inc.,
Initial Term Loan
4.500%	05/19/22	565	544,754
Leighton Services,
USD Term Loan B
5.500%	05/07/22	172	170,156
Merrill Communications LLC,
Initial Term Loan
6.250%	05/29/22	219	185,882
Peak 10, Inc.,
Initial Term Loan (First Lien)
5.000%	06/10/21	315	307,057
Term Loan (Second Lien)
8.250%	06/10/22	140	129,150
ProQuest LLC,
Initial Term Loan
5.750%	09/24/21	496	485,078
TTM Technology, Inc.,
Term Loan B
6.000%	05/07/21	374	337,591
ViaWest, Inc.,
Term Loan
4.500%	03/26/22	189	185,269

			2,344,937

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
IT Services — 0.1%
Datapipe, Inc.,
Initial Term Loan (First Lien)
5.250%	03/15/19	243	$239,452
First Data Corp.,
Term Loan C-1
3.918%	03/24/18	1,500	1,478,036
Healthport Technologies,
Initial Term Loan
5.250%	12/01/21	249	237,971
Presidio, Inc.,
Refinancing Term Loan
5.250%	02/02/22	238	234,022
Science Applications International Corp.,
Incremental Tranche Term Loan B
3.750%	04/21/22	249	248,543

			2,438,024

Leisure Products
SRAM LLC,
Term Loan (First Lien)
4.000%	04/10/20	454	372,063

Lodging
Golden Nugget, Inc.,
Delayed Draw Term Loan
5.500%	11/05/19	143	141,978
Term Loan B (First Lien)
5.500%	11/05/19	335	331,282

			473,260

Machinery
Gates Global LLC,
Initial Dollar Term Loan
4.250%	07/03/21	125	117,723
SIG Combibloc Group,
Initial Dollar Term Loan
4.250%	03/11/22	357	351,552
TNT Crane & Rigging, Inc.,
Initial Term Loan (First Lien)
5.500%	11/27/20	113	79,402
Term Loan (Second Lien)
10.000%	11/27/21	500	372,500

			921,177

Marine
Commercial Barge Line Co.,
Initial Term Loan (First Lien)
9.750%	11/06/20	250	228,750
Penn Products Terminals LLC,
Tranche Term Loan B
4.750%	04/02/22	129	120,638

			349,388

Media — 0.1%
Acosta, Inc.,
Tranche Term Loan B-1
4.250%	09/26/21	249	237,279
Advantage Sales & Marketing, Inc.,
Initial Term Loan (First Lien)
4.250%	07/25/21	69	66,722

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media (continued)
Term Loan (Second Lien)
7.500%	07/25/22	125	$120,052
AMC Entertainment, Inc.,
Initial Term Loan
4.000%	12/10/22	125	124,687
Cengage Learning Acquisitions, Inc.,
Term Loan
7.000%	03/06/20	436	421,443
Charter Communications Operating LLC,
Term Loan
3.500%	01/23/23	125	124,531
Term Loan E
3.000%	07/01/20	982	960,440
Creative Artists Agency,
Incremental Term Loan
5.500%	12/17/21	298	296,013
CSC Holdings LLC,
Initial Term Loan
5.000%	09/25/22	250	246,652
Getty Images, Inc.,
Initial Term Loan
4.750%	09/28/19	486	303,534
iHeartCommunications, Inc.,
Tranche Term Loan D
7.174%	01/30/19	750	525,000
ION Media Networks, Inc.,
Term Loan B-1
4.750%	12/18/20	248	242,241
Liberty Cablevision of Puerto Rico LLC,
Initial Term Loan (Second Lien)
7.750%	06/30/23	250	234,375
Term Loan B (First Lien)
4.500%	01/07/22	125	120,234
Outfront Media Capital LLC,
Term Loan
3.000%	01/31/21	469	461,719
Regal Cinemas Corp.,
Term Loan
3.833%	03/27/22	104	104,098
Research Now Group, Inc.,
Term Loan (First Lien)
5.500%	03/19/21	90	88,207
Springer Science & Business Media Finance, Inc.,
Initial Term Loan B-9
4.750%	08/14/20	496	492,942
Varsity Brands,
Initial Term Loan (First Lien)
5.000%	12/10/21	372	367,998
Wide Open West Finance LLC,
Replacement Term Loan B
4.500%	04/01/19	248	238,634

			5,776,801

Metals & Mining
Essar Steel Algoma Inc.,
Initial Term Loan
7.500%	08/07/19	495	116,325

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Metals & Mining (continued)
FMG Resources Pty Ltd.,
Term Loan
4.250%	06/30/19	468	$348,149
John Maneely Co.,
Term Loan
4.750%	04/01/17	241	232,893
LBM Holdings LLC,
Initial Term Loan (First Lien)
6.250%	08/18/22	250	238,750
Peabody Energy Corp.,
Term Loan
4.250%	09/24/20	124	58,917

			995,034

Multiline Retail — 0.1%
Family Tree Escrow LLC,
Term Loan B-1
3.500%	06/09/22	499	496,612
J.C. Penney Co., Inc.,
Term Loan
6.000%	05/22/18	1,471	1,442,581
Sears Holdings Corp.,
2015 Term Loan
5.500%	06/30/18	747	697,986

			2,637,179

Multi-Utilities
Alliant Holdings I LLC,
Initial Term Loan
4.500%	07/27/22	249	242,998

Oil, Gas & Consumable Fuels — 0.1%
Alon USA Partners LP,
Tranche Term Loan B
9.250%	11/26/18	549	543,949
Bright Horizons Family Solutions, Inc.,
Term Loan B-1
4.500%	01/30/20	248	247,416
Chelsea Petroleum,
Tranche Term Loan B
5.250%	10/28/22	125	121,667
Chief Exploration & Development LLC,
Term Loan (Second Lien)
7.500%	05/12/21	250	163,750
CITGO Holding, Inc.,
Term Loan
9.500%	05/09/18	118	117,568
Crestwood Holdings LLC,
Term Loan B-1
7.000%	06/19/19	366	225,092
Fieldwood Energy LLC,
Closing Date Term Loan (Second Lien)
8.375%	09/25/20	150	22,250
Houston Fuel Oil Terminal Co. LLC,
Tranche Term Loan B
4.250%	07/31/21	533	490,590
Murray Energy Corp.,
Term Loan B-1
7.000%	04/09/17	204	161,548

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
Term Loan B-2
7.500%	04/09/20	748	$476,743
OSG Bulk Ships, Inc.,
Initial Term Loan
5.250%	07/07/19	246	235,784
Southcross Energy Partners LP,
Initial Term Loan
5.250%	07/29/21	69	47,231
Term Loan
6.000%	07/29/21	123	62,794
Veresen Midtsream LP,
Tranche Term Loan B-1
5.250%	02/27/22	174	170,214

			3,086,596

Personal Products
Vogue International LLC,
Tranche Term Loan B
5.750%	02/14/20	198	196,995

Pharmaceuticals — 0.1%
Alvogen Pharma US, Inc.,
Term Loan (First Lien)
6.000%	04/02/22	144	140,531
Endo Pharmaceutical Holdings, Inc.,
2015 Incremental Term Loan B
3.750%	06/24/22	375	369,375
Horizon Pharma PLC,
2015 Term Loan
4.500%	04/28/21	359	332,635
Pharmaceutical Product Development, Inc.,
Initial Term Loan
4.250%	08/06/22	498	482,877
Valeant Pharmaceuticals International, Inc.,
Tranche Term Loan A (Series A-3)
2.250%	10/20/18	125	120,469
Tranche Term Loan B (Series D-2)
3.500%	02/13/19	464	445,564
Tranche Term Loan B (Series E-1)
3.750%	08/05/20	398	381,428
Tranche Term Loan B (Series F-1)
4.000%	04/01/22	125	119,958

			2,392,837

Professional Services
Ceridian HCM Holding, Inc.,
Initial Term Loan
4.500%	09/15/20	223	188,502

Real Estate Investment Trusts (REITs)
Communications Sales & Leasing, Inc.,
Term Loan
5.000%	10/16/22	124	115,047
Crown Castle Operating Co.,
Extended Incremental Tranche Term Loan B-2
3.000%	01/31/21	490	485,508
Schumacher Homes,
Initial Term Loan (First Lien)
5.000%	07/29/22	249	245,427

			845,982

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Real Estate Management & Development
DTZ Worldwide Ltd.,
Additional Term Loan 2015-1
4.250%	11/04/21	744	$725,155
Initial Term Loan (Second Lien)
9.250%	11/04/22	125	122,916
Realogy Group LLC,
2014 Initial Term Loan B
3.750%	03/05/20	734	728,576
Wash MultiFamily Acquisition, Inc.,
Initial US Term Loan (First Lien)
4.250%	05/04/22	289	281,016
Initial US Term Loan (Second Lien)
8.000%	05/04/23	35	33,636

			1,891,299

Restaurants
Burger King,
Term Loan B-2
3.750%	12/12/21	755	749,964

Semiconductors & Semiconductor Equipment
Avago Technologies Ltd.,
Term Loan
—%(p)	12/31/22	500	493,403
Microsemi Corp.,
Term Loan
—%(p)	12/16/22	250	245,156
NXP Semiconductors NV,
Tranche Term Loan B
3.750%	12/07/20	250	248,438

			986,997

Software — 0.1%
BMC Foreign Holding Co.,
USD Initial Foreign Term Loan
5.000%	09/10/20	246	203,123
BMC Software Finance, Inc.,
Initial US Term Loan
5.000%	09/10/20	804	665,587
Epicor Software Corp.,
Term Loan B
4.750%	05/21/22	373	363,486
Informatica Corp.,
Dollar Term Loan
4.500%	08/05/22	249	239,504
JLL/Delta Dutch Newco BV,
Initial Dollar Term Loan
4.250%	03/11/21	493	473,826
Lawson Software, Inc.,
Tranche Term Loan B-5
3.750%	06/03/20	658	617,846
Renaissance Learning, Inc.,
Initial Term Loan (First Lien)
4.500%	04/09/21	387	354,615
SS&C Technologies Holdings, Inc.,
Term Loan B-1
4.000%	06/29/22	291	288,478

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Software (continued)
Term Loan B-2
4.000%	06/29/22	44	$43,355

			3,249,820

Specialty Retail — 0.1%
Academy Ltd./Academy Finance Corp.,
Initial Term Loan
5.000%	06/16/22	353	339,062
David’s Bridal, Inc.,
Initial Term Loan
5.250%	10/11/19	125	103,375
J. Crew Group, Inc.,
Initial Term Loan
4.000%	03/05/21	493	317,765
Party City Holdings, Inc.,
Term Loan
4.250%	08/06/22	369	357,888
PetSmart, Inc.,
Tranche Term Loan B-1
4.250%	03/10/22	622	604,968
Sports Authority, Inc. (The),
Term Loan B
7.500%	11/16/17	453	136,005
Staples, Inc.,
Term Loan
—%(p)	04/24/21	125	123,375

			1,982,438

Technology Hardware, Storage & Peripherals
Oberthur Technologies Holding SAS,
Tranche Term Loan B-2
4.500%	10/10/19	412	402,966

Thrifts & Mortgage Finance
Ocwen Loan Servicing LLC,
Initial Term Loan
5.500%	02/15/18	141	141,146

Tobacco
Reynolds American, Inc.,
Incremental US Term Loan
4.500%	12/28/18	512	506,251

Trading Companies & Distributors
GYP Holdings III Corp.,
Term Loan (First Lien)
4.750%	04/01/21	248	233,844
Univar, Inc.,
Initial Dollar Term Loan
4.250%	06/25/22	125	120,568

			354,412

Transportation
Navios Maritime Partners LP (Mauritania),
Term Loan
5.250%	06/27/18	125	121,875

Transportation Infrastructure
Lineage Logistics LLC,
Term Loan
4.500%	03/31/21	242	217,721

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Transportation Infrastructure (continued)
LM US Corp Acquisition, Inc.,
Initial Term Loan (First Lien)
4.750%	10/25/19	246	$244,629

			462,350

Wireless Telecommunication Services — 0.1%
Dell International LLC,
Term Loan B-2
4.000%	04/29/20	995	990,197
Digicel International Finance Ltd.,
Tranche Term Loan D-1
3.810%	03/31/17	51	48,153
Tranche Term Loan D-2
3.827%	03/31/19	232	218,157
Intelsat Jackson Holdings SA,
Tranche Term Loan B-2
3.750%	06/30/19	949	896,150
LTS Buyer LLC (Sidera Networks, Inc.),
Term Loan B (First Lien)
4.000%	04/13/20	811	788,459

			2,941,116

TOTAL BANK LOANS (cost $96,384,759)			90,982,328

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.6%
Banc of America Commercial Mortgage Trust,
Series 2007-3, Class A4
5.558%(c)	06/10/49	741	761,274
BBCMS Trust,
Series 2015-STP, Class A, 144A
3.323%	09/10/28	3,919	3,964,314
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW14, Class A1A
5.189%	12/11/38	375	383,171
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class A, 144A
1.731%(c)	12/15/27	3,000	2,981,182
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class A, 144A(g)
2.808%	04/10/28	722	725,930
Series 2015-SMRT, Class D, 144A
3.768%	04/10/28	720	727,779
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A1A
5.425%	10/15/49	1,049	1,069,999
Series 2015-GC33, Class AAB
3.522%	09/10/58	3,000	3,052,020
Commercial Mortgage Trust,
Series 2006-C7, Class A4
5.768%(c)	06/10/46	348	351,224
Series 2006-C8, Class A1A
5.292%	12/10/46	1,150	1,175,987
Series 2014-CR15, Class A2
2.928%	02/10/47	923	937,737
Series 2014-KYO, Class A, 144A
1.201%(c)	06/11/27	4,000	3,953,585
Series 2014-UBS3, Class A2
2.844%	06/10/47	960	975,071

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-PC1, Class A5
3.902%	07/10/50	4,500	$4,633,091
Credit Suisse Mortgage Capital Certificates,
Series 2014-ICE, Class A, 144A
1.131%(c)	04/15/27	2,039	2,025,729
Series 2015-TOWN, Class A, 144A
1.581%(c)	03/15/17	3,042	3,031,414
Series 2015-TOWN, Class B, 144A
2.231%(c)	03/15/17	274	271,763
Series 2015-TOWN, Class C, 144A
2.581%(c)	03/15/17	267	264,621
Series 2015-TOWN, Class D, 144A
3.531%(c)	03/15/17	404	399,371
Federal Home Loan Mortgage Corp. Multifamily Structured,
Series K032, Class A2
3.310%(c)	05/25/23	4,621	4,793,160
Series K034, Class A2
3.531%(c)	07/25/23	4,643	4,877,609
Series K035, Class A2
3.458%(c)	08/25/23	390	407,533
Series K036, Class A2
3.527%(c)	10/25/23	1,022	1,070,533
Series K038, Class A2
3.389%	03/25/24	622	644,351
Series K716, Class A2
3.130%	06/25/21	2,186	2,261,210
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class AFX, 144A
3.235%	12/15/19	3,000	3,045,333
GCCFC Commercial Mortgage Trust,
Series 2006-GG7, Class A4
5.826%(c)	07/10/38	6,302	6,331,211
GE Capital Commercial Mortgage Corp. Trust,
Series 2006-C1, Class A1A
5.459%(c)	03/10/44	80	80,186
GE Commercial Mortgage Corp. Trust,
Series 2007-C1, Class A1A
5.483%(c)	12/10/49	848	877,838
GS Mortgage Securities Trust,
Series 2006-GG8, Class A4
5.560%	11/10/39	633	632,274
Series 2014-GSFL, Class A, 144A
1.331%(c)	07/15/31	827	825,534
Series 2015-GC34, Class XA, IO
1.536%(c)	10/10/48	4,196	402,584
Hilton USA Trust,
Series 2013-HLT, Class DFX, 144A
4.407%	11/05/30	1,077	1,077,797
Hyatt Hotel Portfolio Trust,
Series 2015-HYT, Class A, 144A
1.601%(c)	11/15/29	1,314	1,314,284
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class ASB
3.288%	01/15/48	4,000	4,028,508
Series 2015-C31, Class ASB
3.540%	08/15/48	3,900	3,969,128

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP7, Class A4
5.909%(c)	04/15/45		1,289	$1,293,088
Series 2014-BXH, Class A, 144A
1.231%(c)	04/15/27		2,000	1,998,070
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
5.898%(c)	07/15/44		5,648	5,857,396
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class A4
5.372%	09/15/39		946	960,147
Series 2007-C7, Class A3
5.866%(c)	09/15/45		810	850,236
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-1, Class AM
5.520%(c)	02/12/39		456	455,660
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C15, Class ASB
3.654%	04/15/47		3,000	3,112,602
Morgan Stanley Capital I Trust,
Series 2006-HQ9, Class A4
5.731%(c)	07/12/44		314	315,726
Series 2007-T27, Class A1A
5.645%(c)	06/11/42		913	953,374
Series 2011-C2, Class A4, 144A
4.661%	06/15/44		720	782,553
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25, Class A1A
5.762%(c)	05/15/43		785	790,937
Series 2006-C28, Class A4
5.572%	10/15/48		5,198	5,272,030
Series 2006-C29, Class A1A
5.297%	11/15/48		6,183	6,319,423
Series 2007-C30, Class A5
5.342%	12/15/43		9,115	9,322,755
Series 2007-C31, Class A4
5.509%	04/15/47		9,250	9,507,111
Series 2007-C33, Class A4
5.952%(c)	02/15/51		8,693	8,985,514
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA, IO
1.279%(c)	11/15/48		4,497	358,620
Series 2015-SG1, Class ASB
3.556%	12/15/47		1,200	1,224,827

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $131,106,589)				126,684,404

CORPORATE BONDS — 10.4%
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.850%	12/15/20	(a)	1,050	1,047,326
3.800%	10/07/24		963	957,568
4.750%	10/07/44		208	202,423

				2,207,317

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	(a)	1,745	$1,701,167
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	06/15/20		950	949,724
3.500%	06/15/22		710	727,807
Imperial Tobacco Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	07/20/18		500	497,227
3.750%	07/21/22		1,215	1,219,863
4.250%	07/21/25		500	507,382
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	08/21/17	(a)	1,425	1,422,938
Reynolds American, Inc.,
Gtd. Notes
2.300%	06/12/18		678	682,259
3.250%	06/12/20		561	570,146
3.250%	11/01/22		1,747	1,727,383
4.000%	06/12/22		945	982,405
4.450%	06/12/25		1,375	1,438,017
4.750%	11/01/42		898	857,124
5.700%	08/15/35	(a)	391	428,465
5.850%	08/15/45	(a)	1,000	1,111,740

				14,823,647

Auto Manufacturers — 0.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.375%	08/01/18		2,400	2,403,617
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	(a)	906	854,024
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.597%	11/04/19		1,000	981,838
3.000%	06/12/17		1,000	1,009,722
4.250%	09/20/22		1,200	1,227,644
5.875%	08/02/21		750	836,352
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		90	83,990
5.200%	04/01/45		1,003	940,541
General Motors Financial Co., Inc.,
Gtd. Notes
2.400%	04/10/18	(a)	960	955,287
3.150%	01/15/20		950	941,498
3.200%	07/13/20	(a)	900	886,143
Hyundai Capital America (South Korea),
Sr. Unsec’d. Notes, 144A
2.550%	02/06/19		2,065	2,048,972
3.000%	10/30/20	(a)	1,060	1,054,941
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.125%	05/23/19		1,730	1,641,171

				15,865,740

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks — 2.6%
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes, MTN
2.250%	06/13/19	950	$948,105
Bank of America Corp.,
Sr. Unsec’d. Notes
2.600%	01/15/19	4,700	4,715,317
2.650%	04/01/19	1,180	1,182,878
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23	1,689	1,662,525
4.125%	01/22/24	1,500	1,549,275
Sub. Notes
3.950%	04/21/25	1,000	973,769
6.110%	01/29/37	1,468	1,665,740
Sub. Notes, MTN
4.200%	08/26/24	1,382	1,371,190
4.250%	10/22/26	520	514,714
Bank of Nova Scotia (The) (Canada),
Sub. Notes
4.500%	12/16/25	1,040	1,035,188
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.300%	03/05/20	470	463,287
2.350%	09/08/19	720	716,504
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, BKNT
2.500%	02/20/19	1,650	1,653,736
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.750%	11/08/19	974	970,442
BNP Paribas SA (France),
Gtd. Notes, MTN
2.450%	03/17/19	710	713,529
BPCE SA (France),
Sub. Notes, 144A
5.150%	07/21/24	781	787,564
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.450%	04/24/19	950	951,736
Capital One NA,
Sr. Unsec’d. Notes, BKNT
2.950%	07/23/21	1,070	1,059,149
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.050%	12/07/18	2,600	2,586,264
2.500%	07/29/19	1,000	998,493
2.550%	04/08/19	1,180	1,184,791
Sub. Notes
4.400%	06/10/25	1,970	1,989,716
5.300%	05/06/44	200	208,035
5.500%	09/13/25	1,857	2,015,762
6.675%	09/13/43	1,037	1,271,534
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN
2.450%	12/04/19	950	934,573
Citizens Financial Group, Inc.,
Sub. Notes
4.350%	08/01/25	965	961,097

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Comerica, Inc.,
Sr. Unsec’d. Notes
2.125%	05/23/19		882	$875,827
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
4.625%	12/01/23		778	810,789
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A
3.800%	09/15/22		1,170	1,169,077
Credit Suisse of New York (Switzerland),
Sr. Unsec’d. Notes
3.000%	10/29/21	(a)	700	697,215
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	(a)	250	251,966
Sub. Notes
6.000%	02/15/18		870	934,945
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.500%	02/13/19		1,130	1,138,426
Sub. Notes
4.500%	04/01/25		700	643,937
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		1,900	1,887,154
4.200%	08/08/23		284	290,124
Sr. Unsec’d. Notes, BKNT
3.100%	06/04/20		480	481,089
3.200%	08/09/21		1,500	1,489,740
Fifth Third Bancorp,
Sub. Notes
4.500%	06/01/18		2,172	2,287,036
8.250%	03/01/38		1,230	1,712,690
First Horizon National Corp.,
Sr. Unsec’d. Notes
3.500%	12/15/20		1,321	1,309,528
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.375%	01/22/18		3,342	3,370,875
2.625%	01/31/19	(a)	4,731	4,764,827
3.500%	01/23/25		250	245,703
3.750%	05/22/25	(a)	800	805,334
4.750%	10/21/45	(a)	540	536,424
6.250%	02/01/41		691	824,226
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24		1,500	1,530,690
Sub. Notes
4.250%	10/21/25		181	179,617
5.150%	05/22/45		325	315,700
6.750%	10/01/37		150	175,340
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18		3,101	3,085,641
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.200%	04/01/19		2,375	2,357,401
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
2.375%	01/13/17		1,187	1,190,860
Sub. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
5.017%	06/26/24	(a)	600	$590,309
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.200%	10/22/19		3,631	3,601,592
2.350%	01/28/19	(a)	3,424	3,438,524
4.625%	05/10/21		700	756,108
5.400%	01/06/42	(a)	751	844,473
5.600%	07/15/41		125	144,284
Sub. Notes
3.875%	09/10/24		723	719,200
4.125%	12/15/26	(a)	952	949,376
4.950%	06/01/45		100	99,981
5.625%	08/16/43		125	136,025
KeyBank NA,
Sr. Unsec’d. Notes, BKNT
2.500%	12/15/19		710	710,986
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes, BKNT
2.300%	01/30/19		1,500	1,503,009
Mitsubishi UFJ Trust & Banking Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.600%	10/16/17		1,970	1,956,742
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A
1.550%	10/17/17		1,200	1,190,544
2.450%	04/16/19		1,200	1,200,534
Morgan Stanley,
Sr. Unsec’d. Notes
2.125%	04/25/18		3,781	3,786,048
2.500%	01/24/19		945	950,159
2.650%	01/27/20		710	708,070
3.750%	02/25/23		2,468	2,527,888
4.300%	01/27/45		260	248,068
6.375%	07/24/42		612	756,768
Sr. Unsec’d. Notes, MTN
3.700%	10/23/24		900	904,328
Sub. Notes
3.950%	04/23/27		100	97,058
4.875%	11/01/22		1,930	2,048,216
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
2.375%	04/04/19		470	471,563
PNC Bank NA,
Sr. Unsec’d. Notes
3.300%	10/30/24		250	250,276
Sr. Unsec’d. Notes, BKNT
2.200%	01/28/19	(a)	1,418	1,422,630
2.250%	07/02/19		1,500	1,506,661
PNC Financial Services Group, Inc. (The),
Sub. Notes
3.900%	04/29/24		171	175,090
Regions Bank,
Sr. Unsec’d. Notes, BKNT
2.250%	09/14/18		950	949,002
Sub. Notes
6.450%	06/26/37		559	650,509
Sub. Notes, BKNT
7.500%	05/15/18		1,750	1,944,495

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
2.350%	10/30/20	(a)	1,050	$1,040,897
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
5.125%	05/28/24		1,491	1,510,614
6.000%	12/19/23	(a)	2,443	2,631,148
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19		1,865	1,871,654
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		2,000	2,010,456
UBS AG (Switzerland),
Sr. Unsec’d. Notes
1.375%	06/01/17		710	706,617
Sr. Unsec’d. Notes, MTN
2.375%	08/14/19		720	719,158
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.150%	01/15/19		1,500	1,508,379
Sub. Notes
4.125%	08/15/23		750	778,928
5.375%	11/02/43		767	820,881
Sub. Notes, MTN
4.100%	06/03/26	(a)	100	100,939
4.300%	07/22/27		710	725,289
4.650%	11/04/44		1,050	1,021,522
4.900%	11/17/45		250	252,230

				123,384,322

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
1.250%	01/17/18	(a)	1,441	1,427,511
4.000%	01/17/43		160	144,087
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.200%	08/01/18	(a)	2,362	2,356,475
2.450%	01/15/17		2,171	2,187,723

				6,115,796

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
1.250%	05/22/17		960	956,390
2.125%	05/01/20		960	946,908
2.200%	05/22/19		410	409,483
3.875%	11/15/21		1,500	1,562,813
5.375%	05/15/43	(a)	376	399,467

				4,275,061

Chemicals — 0.1%
Albemarle Corp.,
Gtd. Notes
3.000%	12/01/19		710	696,408
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19		728	858,056

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
Monsanto Co.,
Sr. Unsec’d. Notes
4.200%	07/15/34	(a)	1,269	$1,091,304
4.700%	07/15/64		1,103	837,524

				3,483,292

Coal
Murray Energy Corp.,
Sec’d. Notes, 144A
11.250%	04/15/21		125	22,813
Peabody Energy Corp.,
Sec’d. Notes, 144A
10.000%	03/15/22		125	23,750

				46,563

Commercial Services — 0.1%
Cenveo Corp.,
Sr. Sec’d. Notes, 144A
6.000%	08/01/19		90	63,450
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44		635	611,535
McGraw Hill Financial, Inc.,
Gtd. Notes
3.300%	08/14/20		970	978,289
Moody’s Corp.,
Sr. Unsec’d. Notes
4.500%	09/01/22		855	906,144
5.250%	07/15/44		340	347,246

				2,906,664

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/06/21		1,190	1,218,679
3.850%	05/04/43		436	401,692
4.375%	05/13/45		233	235,263
Hewlett Packard Enterprise Co.,
Gtd. Notes, 144A
3.600%	10/15/20		1,315	1,318,018
4.400%	10/15/22		1,160	1,155,554
6.200%	10/15/35		234	225,488
6.350%	10/15/45		234	222,146
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.625%	05/15/20	(a)	996	971,248

				5,748,088

Containers & Packaging
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
3.512%(c)	12/15/19		750	733,125

Diversified Financial Services — 0.4%
Air Lease Corp.,
Sr. Unsec’d. Notes
2.125%	01/15/18		765	751,613
3.875%	04/01/21	(a)	2,470	2,482,350
4.750%	03/01/20	(a)	500	523,750

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18		2,400	$2,381,261
Capital One Bank USA NA,
Sr. Unsec’d. Notes, BKNT
2.300%	06/05/19	(a)	1,710	1,688,777
CME Group, Inc.,
Sr. Unsec’d. Notes
5.300%	09/15/43		376	430,496
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	(a)	124	119,078
3.950%	11/06/24		250	246,439
5.200%	04/27/22		1,740	1,860,653
6.450%	06/12/17		800	845,222
General Electric Capital Corp.,
Gtd. Notes, MTN
6.375%(c)	11/15/67		2,236	2,335,055
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20		516	515,872
3.750%	12/01/25		839	841,307
Janus Capital Group, Inc.,
Sr. Unsec’d. Notes
4.875%	08/01/25		556	570,569
MasterCard, Inc.,
Sr. Unsec’d. Notes
3.375%	04/01/24		710	725,578
Synchrony Financial,
Sr. Unsec’d. Notes
1.875%	08/15/17		359	357,354
3.000%	08/15/19		526	525,270
3.750%	08/15/21		795	794,130
4.250%	08/15/24		500	493,231
Visa, Inc.,
Sr. Unsec’d. Notes
2.800%	12/14/22		780	783,224
4.300%	12/14/45		212	215,087
Washington Prime Group LP,
Sr. Unsec’d. Notes
3.850%	04/01/20		710	715,961

				20,202,277

Diversified Machinery
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20		520	517,841

Electric — 0.7%
AES Corp.,
Sr. Unsec’d. Notes
3.414%(c)	06/01/19		190	174,325
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17		1,731	1,718,189
2.950%	12/15/22	(a)	500	493,868
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
1.100%	05/15/17		1,000	990,863
2.400%	02/01/20		710	703,377

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
4.500%	02/01/45		296	$284,394
5.150%	11/15/43		380	400,988
6.125%	04/01/36	(a)	675	787,147
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes
5.950%	12/15/36		350	365,736
Commonwealth Edison Co.,
First Mortgage
6.150%	09/15/17		1,216	1,305,490
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/44		200	199,836
Dominion Resources, Inc.,
Jr. Sub. Notes
7.500%(c)	06/30/66		4,346	3,605,007
Sr. Unsec’d. Notes
1.250%	03/15/17		1,000	993,806
Duke Energy Indiana, Inc.,
First Mortgage
4.900%	07/15/43		742	801,763
Duke Energy Progress LLC,
First Mortgage
4.375%	03/30/44		100	101,576
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.400%	09/15/20		3,228	3,653,957
Entergy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/22	(a)	710	724,326
Exelon Corp.,
Sr. Unsec’d. Notes
1.550%	06/09/17		300	298,735
2.850%	06/15/20		442	439,583
Sr. Unsec’d. Notes, 144A
3.950%	06/15/25		973	971,706
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/18	(a)	1,853	1,861,433
4.250%	03/15/23		1,500	1,526,087
7.375%	11/15/31		200	243,597
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
3.450%	07/15/20		973	953,540
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44		423	429,931
5.250%	02/15/43		250	265,599
5.450%	09/15/20		1,230	1,348,363
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/42		457	407,091
PG&E Corp.,
Sr. Unsec’d. Notes
2.400%	03/01/19		163	162,652
PPL Capital Funding, Inc.,
Gtd. Notes
3.950%	03/15/24		300	307,019

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Public Service Electric & Gas Co.,
First Mortgage
1.800%	06/01/19		1,440	$1,425,174
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25		1,000	968,887
5.625%	07/15/22		1,500	1,664,070
6.500%	12/15/20		50	57,283
Southern Power Co.,
Sr. Unsec’d. Notes
2.375%	06/01/20		950	923,494
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45		500	483,347
4.350%	05/15/44		200	195,868
WEC Energy Group, Inc.,
Jr. Sub. Notes
6.250%(c)	05/15/67		4,580	3,412,100

				35,650,207

Electronics
Amphenol Corp.,
Sr. Unsec’d. Notes
1.550%	09/15/17		1,500	1,492,349
3.125%	09/15/21		494	488,451

				1,980,800

Engineering & Construction
SBA Tower Trust,
Mortgage, 144A
3.156%	10/15/45		780	767,341

Food
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.900%	01/25/18		1,339	1,331,573
Kraft Foods Group, Inc.,
Gtd. Notes
5.000%	06/04/42		61	61,420
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19		500	500,277

				1,893,270

Gas — 0.1%
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	03/15/20		898	880,121
2.850%	11/15/20		1,040	1,039,347
3.550%	06/15/24		150	149,172
4.050%	12/01/23		395	406,881
6.150%	06/15/18		2,000	2,182,966
6.500%	06/01/16		1,672	1,702,367

				6,360,854

Healthcare — Products — 0.1%
Becton, Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		434	436,363
3.734%	12/15/24	(a)	1,000	1,008,526

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare – Products (continued)
4.685%	12/15/44		402	$405,582
Danaher Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/20		551	550,983
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20	(a)	950	956,740
3.150%	03/15/22		900	909,825
4.625%	03/15/45		217	223,826
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.300%	02/15/22		945	942,678
5.300%	02/01/44		32	34,192
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
1.450%	04/01/17		950	945,373

				6,414,088

Healthcare — Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24		200	199,640
Anthem, Inc.,
Sr. Unsec’d. Notes
2.250%	08/15/19		1,000	993,699
4.350%	08/15/20		1,299	1,375,840
Children’s Hospital Medical Center,
Sec’d. Notes
4.268%	05/15/44		485	474,376
NYU Hospitals Center,
Unsec’d. Notes
4.784%	07/01/44		481	480,149
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
4.012%(c)	06/15/20		155	151,125
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20	(a)	710	717,439
2.875%	12/15/21		470	476,519
3.350%	07/15/22		554	566,654
3.750%	07/15/25		1,000	1,030,876
4.250%	03/15/43		1,246	1,209,969
4.625%	07/15/35		845	877,210
4.750%	07/15/45		1,115	1,174,418

				9,727,914

Holding Companies–Diversified
MUFG Americas Holdings Corp.,
Sr. Unsec’d. Notes
1.625%	02/09/18		430	426,242
2.250%	02/10/20		480	471,968

				898,210

Insurance — 0.8%
ACE INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20		997	989,831
2.875%	11/03/22		590	585,523
3.350%	05/03/26		634	632,057

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
4.350%	11/03/45		778	$790,551
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
2.250%	03/11/19		454	451,482
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19		204	202,273
4.125%	02/15/24		393	403,576
6.250%	05/01/36		661	763,362
6.400%	12/15/20		190	219,191
Aon Corp.,
Gtd. Notes
5.000%	09/30/20		1,045	1,142,122
Aon PLC,
Gtd. Notes
4.450%	05/24/43		500	467,637
4.750%	05/15/45		1,180	1,166,526
Berkshire Hathaway Finance Corp.,
Gtd. Notes
1.300%	05/15/18	(a)	1,921	1,904,977
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
4.500%	02/11/43		125	125,866
Guardian Life Insurance Co. of America (The),
Sub. Notes, 144A
4.875%	06/19/64		150	142,405
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43		877	816,247
5.125%	04/15/22		1,664	1,827,428
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22		873	925,367
5.000%	06/01/21		669	715,512
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.050%	10/15/23		767	792,562
4.800%	07/15/21		1,609	1,751,388
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
4.500%	04/15/65		2,250	2,012,306
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.350%	04/09/19		1,660	1,668,431
2.450%	11/23/20		780	775,992
MetLife, Inc.,
Sr. Unsec’d. Notes
1.903%	12/15/17		315	316,853
3.600%	11/13/25	(a)	1,500	1,510,537
4.125%	08/13/42		442	419,478
4.600%	05/13/46	(a)	250	251,654
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
2.300%	04/10/19		1,660	1,660,395
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		1,000	1,282,931

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	500	$726,330
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43	1,370	1,395,833
Progressive Corp. (The),
Sr. Unsec’d. Notes
4.350%	04/25/44	75	75,615
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	1,422	1,436,342
TIAA Asset Management Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
2.950%	11/01/19	411	411,819
4.125%	11/01/24	595	597,022
Unum Group,
Sr. Unsec’d. Notes
3.875%	11/05/25	295	290,225
4.000%	03/15/24	3,660	3,653,789
Voya Financial, Inc.,
Gtd. Notes
5.500%	07/15/22	823	920,925
Sr. Unsec’d. Notes
5.700%	07/15/43	350	397,369

			36,619,729

Internet
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22	1,022	988,748
4.800%	12/05/34	1,000	1,052,875

			2,041,623

Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	02/15/41	1,183	1,329,369
6.900%	03/01/19	1,140	1,294,853
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.908%	07/23/25	720	719,299
Columbus International, Inc. (Barbados),
Gtd. Notes, 144A
7.375%	03/30/21	200	198,000
Comcast Corp.,
Gtd. Notes
4.500%	01/15/43	1,268	1,262,781
5.150%	03/01/20	1,642	1,834,654
6.950%	08/15/37	626	816,856
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.450%	04/01/24	350	359,482
Discovery Communications LLC,
Gtd. Notes
4.875%	04/01/43	1,071	881,558
Numericable-SFR SAS (France),
Sr. Sec’d. Notes, 144A
4.875%	05/15/19	240	237,900

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Time Warner Cable, Inc.,
Gtd. Notes
4.500%	09/15/42		1,400	$1,098,695
5.850%	05/01/17		2,065	2,160,248
6.750%	07/01/18		1,464	1,597,300
Time Warner, Inc.,
Gtd. Notes
4.875%	03/15/20		2,000	2,162,366
4.900%	06/15/42		511	480,382
6.200%	03/15/40		1,208	1,326,582
Viacom, Inc.,
Sr. Unsec’d. Notes
2.200%	04/01/19		950	933,159
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
4.125%	06/01/44		200	203,971

				18,897,455

Mining — 0.2%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	483	439,530
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
1.271%(c)	04/15/16		1,000	990,216
3.625%	05/14/20	(a)	1,150	816,500
4.125%	04/15/21		970	664,450
4.125%	09/27/22		500	325,625
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.250%(c)	10/19/75	(a)	281	275,029
6.750%(c)	10/19/75	(a)	587	566,455
Corp Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	11/03/21	(a)	1,181	1,135,038
Freeport-McMoRan, Inc.,
Gtd. Notes
2.300%	11/14/17		760	647,900
3.550%	03/01/22	(a)	720	417,600
5.450%	03/15/43		1,442	749,840
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
3.750%	09/20/21		1,500	1,458,049
Teck Resources Ltd. (Canada),
Gtd. Notes
3.000%	03/01/19		700	434,000

				8,920,232

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
3.375%	03/11/24		1,190	1,231,542
4.500%	03/11/44		170	174,952
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		1,200	1,212,029
5.750%	06/15/43		150	163,471

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
4.650%	11/01/44		395	$378,049
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
6.550%	10/01/17		2,820	3,039,069

				6,199,112

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17	(a)	2,068	2,083,367

Oil & Gas — 0.8%
American Energy-Permian Basin LLC/AEPB Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.804%(c)	08/01/19		125	46,563
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16		3,337	3,428,958
6.375%	09/15/17		2,498	2,619,458
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44		800	626,280
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.535%	11/04/24		250	243,157
3.561%	11/01/21		1,500	1,530,033
3.814%	02/10/24		1,700	1,699,113
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.800%	04/15/24		517	456,422
3.900%	02/01/25	(a)	1,209	1,054,857
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.700%	10/15/19		777	814,312
Chesapeake Energy Corp.,
Sec’d. Notes, 144A(g)
8.000%	12/15/22		156	76,440
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
1.700%	05/01/18		980	967,776
2.450%	05/01/20		1,355	1,338,325
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39		115	121,188
ConocoPhillips Co.,
Gtd. Notes
2.200%	05/15/20		478	462,539
Devon Energy Corp.,
Sr. Unsec’d. Notes
2.250%	12/15/18		1,500	1,368,995
Nabors Industries, Inc.,
Gtd. Notes
2.350%	09/15/16		3,454	3,436,841
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		1,050	847,771

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Noble Holding International Ltd.,
Gtd. Notes
5.950%	04/01/25	(a)	146	$100,717
6.950%	04/01/45		250	159,971
Northern Tier Energy LLC/Northern Tier Finance Corp.,
Sr. Sec’d. Notes
7.125%	11/15/20		385	388,850
Petrobras Global Finance BV (Brazil),
Gtd. Notes
3.000%	01/15/19		916	696,160
4.375%	05/20/23	(a)	1,300	858,000
4.875%	03/17/20		552	414,000
5.375%	01/27/21	(a)	1,460	1,087,700
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	(a)	1,140	1,097,250
5.500%	06/27/44		1,939	1,458,787
6.000%	03/05/20		1,000	1,039,000
Phillips 66,
Gtd. Notes
2.950%	05/01/17		1,974	2,000,831
4.650%	11/15/34		135	126,531
4.875%	11/15/44		1,241	1,107,174
Shell International Finance BV (Netherlands),
Gtd. Notes
2.125%	05/11/20		1,190	1,170,679
3.250%	05/11/25		1,000	975,975
4.125%	05/11/35	(a)	1,233	1,176,932
4.375%	05/11/45		349	329,479
Southwestern Energy Co.,
Sr. Unsec’d. Notes
4.050%	01/23/20	(a)	718	520,550
4.950%	01/23/25		613	386,190

				36,233,804

Oil & Gas Services — 0.1%
Halliburton Co.,
Sr. Unsec’d. Notes
2.700%	11/15/20		1,040	1,027,986
3.375%	11/15/22		1,000	984,134
3.800%	11/15/25		781	760,477
4.850%	11/15/35	(a)	682	669,970
5.000%	11/15/45	(a)	759	750,304
Petrofac Ltd. (United Kingdom),
Gtd. Notes, 144A
3.400%	10/10/18		1,392	1,322,144
Weatherford International Ltd.,
Gtd. Notes
5.950%	04/15/42		751	527,578

				6,042,593

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.750%	11/06/17		1,748	1,744,607
2.500%	05/14/20		1,190	1,178,036
3.200%	11/06/22		1,383	1,361,332
3.600%	05/14/25		575	567,488
4.500%	05/14/35		582	570,125

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
4.700%	05/14/45		578	$564,975
Actavis Funding SCS,
Gtd. Notes
2.350%	03/12/18		725	725,755
2.450%	06/15/19		750	741,891
3.000%	03/12/20		479	478,619
3.800%	03/15/25		103	102,474
4.550%	03/15/35		1,231	1,196,356
4.750%	03/15/45		164	159,907
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
2.375%	10/08/19	(a)	1,545	1,545,970
3.000%	10/08/21		695	700,867
3.375%	10/08/24		575	579,092
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.950%	06/15/18		445	443,841
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		200	199,000
Express Scripts Holding Co.,
Gtd. Notes
2.250%	06/15/19		720	715,756
3.125%	05/15/16		2,866	2,885,125
6.125%	11/15/41		150	170,461
McKesson Corp.,
Sr. Unsec’d. Notes
2.284%	03/15/19		470	468,135
Perrigo Finance Unlimited PLC,
Gtd. Notes
3.500%	12/15/21		293	284,793
4.900%	12/15/44		231	208,642
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.450%	11/13/20		413	413,481

				18,006,728

Pipelines — 0.5%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24		560	486,937
Columbia Pipeline Group, Inc.,
Gtd. Notes, 144A
3.300%	06/01/20	(a)	700	681,595
5.800%	06/01/45		117	102,712
DCP Midstream LLC,
Jr. Sub. Notes, 144A
5.850%(c)	05/21/43	(a)	2,994	2,290,410
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21		216	167,968
5.350%	03/15/20		1,435	1,234,156
DCP Midstream Operating LP,
Gtd. Notes
2.700%	04/01/19	(a)	792	641,591
5.600%	04/01/44		894	542,946
Enable Midstream Partners LP,
Ltd. Gtd. Notes
2.400%	05/15/19		446	396,259
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
5.000%	05/15/44		200	$117,995
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
0.866%(c)	06/02/17		1,000	979,423
3.500%	06/10/24	(a)	600	502,447
4.500%	06/10/44		250	170,521
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19		700	638,688
Enterprise Products Operating LLC,
Gtd. Notes
2.550%	10/15/19		308	295,284
4.900%	05/15/46		500	408,594
5.100%	02/15/45	(a)	404	338,406
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A(g)
4.350%	07/15/25	(a)	1,950	1,787,949
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.000%	10/01/21		928	875,923
5.950%	02/15/18		607	622,355
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	(a)	470	434,991
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		220	184,903
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.600%	12/15/19		608	539,170
5.150%	06/01/42		392	284,413
Southeast Supply Header LLC,
Sr. Unsec’d. Notes, 144A
4.250%	06/15/24		1,121	1,075,080
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
5.950%	09/25/43		125	119,360
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34		815	770,558
Western Gas Partners LP,
Sr. Unsec’d. Notes
2.600%	08/15/18		700	676,390
4.000%	07/01/22		1,623	1,435,568
5.375%	06/01/21		321	324,910
5.450%	04/01/44		200	158,808
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23		438	302,554
4.550%	06/24/24		860	597,339
5.750%	06/24/44		1,385	822,352
Williams Partners LP,
Sr. Unsec’d. Notes
3.350%	08/15/22		1,786	1,355,678
4.300%	03/04/24		710	562,633
4.900%	01/15/45		150	95,497
5.400%	03/04/44		500	335,114

				23,357,477

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.350%	10/01/20		780	$778,864
Post Apartment Homes LP,
Sr. Unsec’d. Notes
3.375%	12/01/22		1,000	969,183

				1,748,047

Real Estate Investment Trusts (REITs) — 0.9%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		315	309,674
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
3.625%	10/01/20		1,370	1,422,119
4.200%	12/15/23		756	787,682
BioMed Realty LP,
Gtd. Notes
2.625%	05/01/19		207	201,138
4.250%	07/15/22		141	140,139
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23		1,190	1,214,362
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23		990	963,769
4.550%	10/01/29		450	432,034
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		710	689,824
Camden Property Trust,
Sr. Unsec’d. Notes
4.250%	01/15/24		929	961,943
Corporate Office Properties LP,
Gtd. Notes
3.600%	05/15/23		1,031	949,957
3.700%	06/15/21		920	890,971
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21		1,500	1,487,760
3.625%	02/01/25		689	650,158
4.625%	07/15/22		175	180,795
7.500%	04/01/17		750	799,001
Digital Delta Holdings LLC,
Gtd. Notes, 144A
3.400%	10/01/20	(a)	780	780,855
Digital Realty Trust LP,
Gtd. Notes
3.950%	07/01/22		715	709,996
Duke Realty LP,
Gtd. Notes
3.875%	02/15/21		940	958,445
Sr. Unsec’d. Notes
3.750%	12/01/24		96	93,371
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19		710	711,877
3.000%	04/15/23	(a)	1,500	1,472,503
4.500%	07/01/44		210	210,632

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Essex Portfolio LP,
Gtd. Notes
3.875%	05/01/24		470	$469,583
5.500%	03/15/17		420	437,273
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
4.500%	12/01/44		250	253,009
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24		750	726,921
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21		1,000	985,713
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.200%	05/01/21	(a)	710	710,761
Lexington Realty Trust,
Gtd. Notes
4.400%	06/15/24		513	510,124
Liberty Property LP,
Sr. Unsec’d. Notes
3.750%	04/01/25		200	192,975
4.400%	02/15/24		2,440	2,473,213
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
4.500%	04/18/22		1,500	1,442,106
7.750%	08/15/19		1,548	1,720,407
Mid-America Apartments LP,
Sr. Unsec’d. Notes
4.300%	10/15/23		940	963,195
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.500%	01/15/25		490	478,096
4.500%	04/01/27		1,150	1,082,824
4.950%	04/01/24		481	485,775
Gtd. Notes, 144A
5.250%	01/15/26		1,085	1,107,497
Piedmont Operating Partnership LP,
Gtd. Notes
4.450%	03/15/24		650	650,270
Regency Centers LP,
Gtd. Notes
3.750%	06/15/24		928	921,311
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18		708	707,026
Simon Property Group LP,
Sr. Unsec’d. Notes
2.200%	02/01/19		1,900	1,909,699
4.750%	03/15/42		393	419,689
Tanger Properties LP,
Sr. Unsec’d. Notes
3.750%	12/01/24		790	773,979
UDR, Inc.,
Gtd. Notes
3.700%	10/01/20		1,000	1,032,980
Ventas Realty LP,
Gtd. Notes
1.250%	04/17/17		713	707,742

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
3.750%	05/01/24		600	$587,957
4.125%	01/15/26		496	494,430
4.375%	02/01/45		251	229,918
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.250%	08/15/22		990	963,756
Welltower, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/25	(a)	950	934,483
4.700%	09/15/17		650	679,466

				42,071,183

Retail — 0.2%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.250%	04/15/25		150	145,033
3.700%	04/15/22		2,066	2,101,887
CVS Health Corp.,
Sr. Unsec’d. Notes
1.900%	07/20/18		960	959,427
2.800%	07/20/20		1,103	1,107,954
3.500%	07/20/22		800	814,044
4.875%	07/20/35		1,399	1,444,455
5.125%	07/20/45	(a)	408	429,800
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.400%	03/15/45		150	155,033
5.875%	12/16/36		336	409,530
McDonald’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/09/20		288	287,802
Sr. Unsec’d. Notes, MTN
3.700%	01/30/26		620	619,490
4.700%	12/09/35		365	363,649
4.875%	12/09/45		523	526,185
6.300%	03/01/38		788	917,726
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
2.750%	06/15/21		721	731,724

				11,013,739

Semiconductors
Intel Corp.,
Sr. Unsec’d. Notes
4.250%	12/15/42		437	421,259

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.450%	11/03/45		235	242,337
4.750%	11/03/55		117	121,188
4.875%	12/15/43		385	417,412
Oracle Corp.,
Sr. Unsec’d. Notes
1.200%	10/15/17		1,423	1,423,754
2.500%	05/15/22		1,200	1,177,816
3.250%	05/15/30		200	187,825
5.375%	07/15/40		365	406,044

				3,976,376

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications — 0.4%
America Movil SAB de CV (Mexico),
Gtd. Notes
6.125%	03/30/40		150	$165,016
AT&T, Inc.,
Sr. Unsec’d. Notes
2.450%	06/30/20		960	945,431
3.000%	06/30/22		720	702,734
3.400%	05/15/25		1,900	1,826,071
4.500%	05/15/35		405	374,569
4.750%	05/15/46		1,349	1,235,139
5.550%	08/15/41		2,108	2,118,268
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
2.350%	02/14/19	(a)	1,420	1,423,800
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/40		370	433,913
FairPoint Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/15/19		65	64,025
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.100%	10/01/23	(a)	914	941,764
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.350%	06/09/17	(a)	700	697,979
4.500%	09/15/20		2,171	2,332,538
5.012%	08/21/54		2,160	1,977,676
6.400%	09/15/33		500	569,639
6.550%	09/15/43		1,927	2,287,754

				18,096,316

Transportation
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45		400	362,531
4.450%	03/15/43		419	398,395
4.900%	04/01/44		400	410,470
CSX Corp.,
Sr. Unsec’d. Notes
3.950%	05/01/50		100	84,582
4.100%	03/15/44		447	404,963

				1,660,941

TOTAL CORPORATE BONDS (cost $515,614,779)				501,392,398

FOREIGN GOVERNMENT BONDS — 0.1%
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes, 144A
4.000%	04/14/19		1,200	1,098,000
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		884	805,324
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18		4,357	4,472,164

TOTAL FOREIGN GOVERNMENT BONDS (cost $6,512,751)				6,375,488

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS — 0.3%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	500	$672,615
State of California,
General Obligation Unlimited
7.500%	04/01/34	1,000	1,400,150
7.550%	04/01/39	1,975	2,870,998
7.600%	11/01/40	1,415	2,103,256

			7,047,019

Illinois — 0.1%
City of Chicago,
General Obligation Unlimited
6.314%	01/01/44	935	884,697
State of Illinois,
General Obligation Unlimited
5.877%	03/01/19	1,370	1,465,886

			2,350,583

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds
6.668%	11/15/39	1,095	1,435,315
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
5.508%	08/01/37	200	240,420
New York City Water & Sewer System,
Revenue Bonds
6.011%	06/15/42	350	454,895
Port Authority of New York & New Jersey,
Revenue Bonds
5.647%	11/01/40	200	236,658

			2,367,288

Ohio
American Municipal Power, Inc.,
Revenue Bonds
8.084%	02/15/50	200	290,592

TOTAL MUNICIPAL BONDS (cost $11,822,317)			12,055,482

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Banc of America Funding Corp.,
Series 2010-R3, Class 1A1, 144A
2.739%(c)	12/26/35	588	594,283
Series 2015-R3, Class 10A1, 144A(g)
0.361%(c)	06/27/36	2,748	2,648,681
BCAP LLC Trust,
Series 2010-RR11, Class 6A1, 144A
2.652%(c)	03/27/36	2,738	2,724,977
Series 2012-RR5, Class 8A5, 144A
0.394%(c)	07/26/36	399	378,994
Series 2012-RR10, Class 5A5, 144A(g)
0.486%(c)	04/26/36	492	483,563
Citigroup Mortgage Loan Trust, Inc.,
Series 2012-A, Class A, 144A
2.500%	06/25/51	1,177	1,158,690
Series 2014-8, Class 2A1, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.450%(c)	06/27/37	2,820	$2,815,168
Credit Suisse Mortgage Capital Certificates,
Series 2010-15R, Class 7A3, 144A
1.153%(c)	10/26/37	1,060	1,052,654
Series 2011-17R, Class 2A1, 144A
3.400%(c)	12/27/37	176	176,305
Series 2011-2R, Class 2A1, 144A
2.676%(c)	07/27/36	1,651	1,653,382
Series 2014-3R, Class 2A1, 144A
0.921%(c)	05/27/37	1,338	1,267,973
Series 2015-1R, Class 6A1, 144A
0.474%(c)	05/27/37	2,011	1,866,777
Fannie Mae REMICS,
Series 2005-47, Class SW, IO
6.298%(c)	06/25/35	3,615	811,156
Series 2006-116, Class SG, IO
6.218%(c)	12/25/36	2,879	644,774
Series 2007-40, Class SE, IO
6.018%(c)	05/25/37	1,849	267,812
Series 2012-67, Class AI, IO
4.500%	07/25/27	1,415	183,456
Series 2015-28, Class JE
3.000%	05/25/45	1,966	2,011,644
Series 2015-28, Class P
2.500%	05/25/45	2,594	2,596,749
Series 2015-70, Class JC
3.000%	10/25/45	1,595	1,632,734
Series 2015-78, Class CA
3.000%	11/25/45	3,990	4,083,704
Freddie Mac REMICS,
Series 2935, Class ZK
5.500%	02/15/35	723	792,663
Series 3115, Class SM, IO
6.175%(c)	02/15/36	2,498	353,922
Series 3955, Class YI, IO
3.000%	11/15/21	584	34,008
Series 4386, Class AZ
4.500%	11/15/40	1,226	1,360,198
Series 4471, Class PA
4.000%	12/15/40	2,370	2,503,601
Government National Mortgage Assoc.,
Series 2010-85, Class SE, IO
6.148%(c)	07/20/40	331	57,974
Series 2010-98, Class HS, IO
6.198%(c)	08/20/40	366	60,539
Series 2011-94, Class SA, IO
5.698%(c)	07/20/41	216	34,914
Series 2011-H05, Class FB
0.695%(c)	12/20/60	1,455	1,446,912
Series 2013-124, Class ES
8.131%(c)	04/20/39	608	679,932
Series 2013-124, Class ST
8.264%(c)	08/20/39	1,143	1,313,408
Series 2013-147, Class AS, IO
5.748%(c)	10/20/43	517	76,060
Series 2013-160, Class MS, IO
5.798%(c)	09/20/32	897	169,899
Series 2015-H13, Class FL

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.475%(c)	05/20/63		3,524	$3,515,274
Series 2015-H13, Class HA
2.500%	08/20/64		5,160	5,221,764
Series 2015-H17, Class HA
2.500%	05/20/65		3,651	3,695,277
Granite Mortgages PLC (United Kingdom),
Series 2003-2, Class 1B
1.297%(c)	07/20/43		5,550	5,550,161
Morgan Stanley Re-REMIC Trust,
Series 2010-R6, Class 1A, 144A
2.661%(c)	02/26/37		2,537	2,556,322
RBSSP Resecuritization Trust,
Series 2010-2, Class 11A1, 144A
2.433%(c)	07/26/45		1,789	1,801,267
Thornburg Mortgage Securities Trust,
Series 2003-4, Class A1
1.062%(c)	09/25/43		1,620	1,564,196
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-S8, Class 2A2
5.250%	01/25/18		1,022	1,033,287
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR10, Class 2A15
2.738%(c)	06/25/35		2,208	2,263,745

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $65,222,369)				65,138,799

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.5%
Federal Home Loan Banks
0.875%	05/24/17		590	589,168
Federal Home Loan Mortgage Corp.
0.875%	02/22/17		1,853	1,852,035
1.250%	10/02/19		639	630,290
2.367%(c)	10/01/42		1,077	1,117,035
3.000%	10/01/43-06/01/45		11,192	11,194,463
3.000%	TBA		5,800	5,790,420
3.299%(c)	07/01/41		1,453	1,518,476
3.427%(c)	12/01/40		1,034	1,083,725
3.500%	08/01/42-12/01/45		19,686	20,298,342
3.500%	TBA		200	205,877
4.000%	10/01/43-11/01/43		10,894	11,562,573
4.000%	TBA		2,900	3,063,521
4.500%	03/01/41-04/01/41		391	422,185
6.250%	07/15/32		360	500,488
Federal National Mortgage Assoc.
0.500%	03/30/16		113	113,009
1.125%	04/27/17		1,204	1,205,989
1.500%	11/30/20		1,912	1,878,034
1.875%	09/18/18-12/28/20	(a)	10,055	10,064,313
2.500%	12/01/27-01/01/28		743	752,846
2.500%	TBA		1,900	1,915,019
2.500%	TBA		4,900	4,938,735
2.691%(c)	02/01/42		536	556,786
2.756%(c)	01/01/42		960	998,845
3.000%	02/01/29-08/01/43		10,900	10,971,585
3.000%	TBA		3,700	3,811,529

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	TBA		300	$309,043
3.000%	TBA		21,050	21,050,191
3.000%	TBA		200	200,002
3.460%(c)	12/01/40		1,201	1,264,842
3.500%	05/01/21-12/01/45		29,880	31,122,660
3.500%	TBA		6,100	6,293,511
3.500%	TBA		25,800	26,618,459
4.000%	09/01/40-07/01/45		37,730	40,109,697
4.500%	07/01/25-10/01/44		29,344	31,774,520
4.500%	TBA		100	107,987
4.500%	TBA		1,100	1,187,862
5.000%	09/01/23-11/01/44		9,204	10,192,698
5.000%	TBA		100	110,068
5.500%	11/01/29-03/01/41		17,207	19,356,354
6.500%	10/01/37		1,753	2,003,748
7.250%	05/15/30		482	712,509
Government National Mortgage Assoc.
3.000%	06/20/42-12/20/45		15,179	15,411,826
3.000%	TBA		200	202,711
3.500%	07/20/42-07/20/43		6,985	7,303,223
3.500%	TBA		17,300	18,034,575
3.500%	TBA		3,300	3,440,122
4.000%	09/20/40-06/20/45		9,492	10,166,457
4.000%	TBA		2,100	2,230,101
4.000%	TBA		3,800	4,035,421
4.500%	08/15/39-08/20/41		8,208	8,916,468
4.500%	06/15/40	(h)	1,530	1,651,913
5.000%	11/15/33-06/15/40		779	865,728
6.000%	05/15/40		1,263	1,428,322
Tennessee Valley Authority,
Sr. Unsec’d. Notes
4.250%	09/15/65		420	410,326

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $361,471,405)				363,546,632

U.S. TREASURY OBLIGATIONS — 8.1%
U.S. Treasury Bonds
3.000%	11/15/45	(a)	6,521	6,501,385
3.375%	05/15/44		687	737,290
3.625%	02/15/44		22,241	25,019,166
3.750%	11/15/43		7,320	8,431,154
4.375%	02/15/38		1,287	1,624,134
4.500%	02/15/36		4,486	5,749,087
6.125%	11/15/27		2,316	3,206,122
U.S. Treasury Notes
0.625%	08/31/17		10,234	10,168,441
0.750%	06/30/17-02/28/18		34,929	34,716,722
0.875%	12/31/16-02/28/17		13,836	13,843,464
1.000%	12/31/17		10,718	10,704,603
1.250%	12/15/18	(a)	30,996	30,930,630
1.375%	06/30/18-03/31/20		32,299	32,135,797
1.500%	08/31/18-12/31/18		13,022	13,088,377
1.750%	12/31/20-02/28/22		40,314	39,815,772
2.000%	11/30/20		4,068	4,109,156
2.125%	01/31/21-05/15/25		20,791	20,889,806
2.250%	03/31/21-11/15/25		42,255	42,970,742
2.375%	08/15/24		48,230	48,733,039
2.500%	08/15/23		4,448	4,563,546

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.750%	11/15/23	9,244	$9,647,343
2.875%	08/15/45	20,895	20,293,454
TOTAL U.S. TREASURY OBLIGATIONS (cost $387,404,035)			387,879,230

TOTAL LONG-TERM INVESTMENTS (cost $4,383,624,844)			4,442,294,743

		Shares
SHORT-TERM INVESTMENTS — 12.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 12.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $594,250,033; includes $144,030,375 of cash collateral for securities on loan)(b)(w)(Note 4)		594,250,033	594,250,033

		Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.4%
U.S. Treasury Bills
(cost $19,028,858)
0.080%	01/28/16	19,030	19,028,841

TOTAL SHORT-TERM INVESTMENTS (cost $613,278,891)			613,278,874

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 104.9% (cost $4,996,903,735)			5,055,573,617

SECURITIES SOLD SHORT
U.S. GOVERNMENT AGENCY OBLIGATIONS — SHORT
Federal National Mortgage Assoc.
3.500%	TBA	(100)	(104,723)
4.000%	TBA	(200)	(211,634)
4.000%	TBA	(200)	(211,634)

TOTAL SECURITIES SOLD SHORT (proceeds received $527,439)			(527,991)

TOTAL INVESTMENTS, AFTER SECURITIES SOLD SHORT — 104.9% (cost $4,996,376,296)			5,055,045,626
Liabilities in excess of other assets(z) — (4.9)%			(235,307,451)

NET ASSETS — 100.0%			$4,819,738,175

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $139,135,632; cash collateral of $144,030,375 (included in liabilities) was received with

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2015.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Long Positions:
2,755	Mini MSCI EAFE Index	Mar. 2016	$229,427,151	$233,927,050	$4,499,899
960	Mini MSCI Emerging Markets Index	Mar. 2016	36,674,308	37,800,000	1,125,692
963	S&P 500 E-Mini	Mar. 2016	96,352,036	98,004,510	1,652,474

					$7,278,065

(1)	U.S. Treasury Security with a market value of $16,153,016 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts as of December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
19,900	03/16/18	1.500%	3 Month LIBOR(2)	$(119,698)	$(84,083)	$35,615
5,900	03/16/21	2.000%	3 Month LIBOR(2)	(79,768)	(56,879)	22,889
4,500	03/16/26	2.500%	3 Month LIBOR(2)	(129,808)	(110,537)	19,271
2,400	03/16/26	2.500%	3 Month LIBOR(1)	74,130	51,304	(22,826)
300	03/16/46	2.750%	3 Month LIBOR(1)	9,666	7,179	(2,487)

				$(245,478)	$(193,016)	$52,462

U.S. Government Agency Security with a market value of $676,473 has been segregated with Morgan Stanley to cover requirements for open contracts as of December 31, 2015.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,615,224,872	$1,208,068,427	$586,379
Exchange Traded Funds	6,098,388	—	—
Preferred Stocks	499,535	3,222,483	—
Rights	—	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	51,711,272	—
Residential Mortgage-Backed Securities	—	2,828,626	—
Bank Loans	—	79,816,478	11,165,850
Commercial Mortgage-Backed Securities	—	126,684,404	—
Corporate Bonds	—	500,625,057	767,341
Foreign Government Bonds	—	6,375,488	—
Municipal Bonds	—	12,055,482	—
Residential Mortgage-Backed Securities	—	65,138,799	—
U.S. Government Agency Obligations	—	363,546,632	—
U.S. Treasury Obligations	—	406,908,071	—
Affiliated Money Market Mutual Fund	594,250,033	—	—
Short Sales – U.S. Government Agency Obligations	—	(527,991)	—
Other Financial Instruments*
Futures	7,278,065	—	—
Centrally cleared interest rate swaps	—	52,462	—

Total	$2,223,350,893	$2,826,505,690	$12,519,570

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (3.5% represents investments purchased with collateral from securities on loan)	12.3%
U.S. Treasury Obligations	8.5
U.S. Government Agency Obligations	7.5
Banks	7.2
Pharmaceuticals	3.8
Insurance	3.2
Real Estate Investment Trusts (REITs)	3.0
Commercial Mortgage-Backed Securities	2.6
Health Care Providers & Services	2.4
Oil, Gas & Consumable Fuels	2.1
Diversified Telecommunication Services	2.0
Food Products	2.0
Media	1.9
Beverages	1.7
Specialty Retail	1.7
Internet Software & Services	1.7
Electric Utilities	1.7
Health Care Equipment & Supplies	1.6
Food & Staples Retailing	1.6
Diversified Financial Services	1.5

IT Services	1.5%
Chemicals	1.4
Biotechnology	1.4
Residential Mortgage-Backed Securities	1.4
Technology Hardware, Storage & Peripherals	1.2
Tobacco	1.1
Non-Residential Mortgage-Backed Securities	1.1
Real Estate Management & Development	1.0
Aerospace & Defense	1.0
Software	1.0
Wireless Telecommunication Services	1.0
Textiles, Apparel & Luxury Goods	0.9
Hotels, Restaurants & Leisure	0.9
Capital Markets	0.9
Auto Components	0.9
Personal Products	0.9
Household Durables	0.8
Oil & Gas	0.8
Machinery	0.8
Electric	0.7
Multi-Utilities	0.7
Metals & Mining	0.6
Industrial Conglomerates	0.6
Automobiles	0.6
Household Products	0.6
Commercial Services & Supplies	0.6
Semiconductors & Semiconductor Equipment	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Professional Services	0.5%
Pipelines	0.5
Energy Equipment & Services	0.4
Electronic Equipment, Instruments & Components	0.4
Airlines	0.4
Internet & Catalog Retail	0.4
Air Freight & Logistics	0.4
Trading Companies & Distributors	0.4
Road & Rail	0.4
Telecommunications	0.4
Consumer Finance	0.4
Building Products	0.3
Auto Manufacturers	0.3
Agriculture	0.3
Communications Equipment	0.3
Multiline Retail	0.3
Municipal Bonds	0.3
Retail	0.2
Healthcare – Services	0.2
Thrifts & Mortgage Finance	0.2
Mining	0.2
Electrical Equipment	0.2
Containers & Packaging	0.2
Paper & Forest Products	0.2

Construction Materials	0.2%
Construction & Engineering	0.2
Gas Utilities	0.2
Distributors	0.1
Diversified Consumer Services	0.1
Healthcare – Products	0.1
Foreign Government Bonds	0.1
Gas	0.1
Miscellaneous Manufacturing	0.1
Exchange Traded Funds	0.1
Oil & Gas Services	0.1
Water Utilities	0.1
Computers	0.1
Leisure Products	0.1
Life Sciences Tools & Services	0.1
Health Care Technology	0.1
Commercial Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Office Equipment	0.1

104.9
Liabilities in excess of other assets	(4.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin swaps	$77,775	*	Due from/to broker-variation margin swaps	$25,313	*
Equity contracts	Due from broker-variation margin futures	7,278,065	*	—	—

Total		$7,355,840			$25,313

*	Includes cumulative appreciation/depreciation reported in the schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Total
Interest rate contracts	$—	$—	$(394,207)	$(394,207)
Equity contracts	351,863	(6,415,719)	—	(6,063,856)

Total	$351,863	$(6,415,719)	$(394,207)	$(6,458,063)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$—	$77,956	$77,956
Equity contracts	2,103,045	—	2,103,045

Total	$2,103,045	$77,956	$2,181,001

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Interest Rate Swap Agreements(2)
$281,311,414	$31,400

(1)	Value at Trade Date.

(2)	Notional Amount in USD (000).

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $139,135,632:
Unaffiliated investments (cost $4,402,653,702)	$4,461,323,584
Affiliated investments (cost $594,250,033)	594,250,033
Cash	50,774
Foreign currency, at value (cost $208,861)	208,824
Receivable for investments sold	48,015,511
Dividends and interest receivable	12,454,252
Tax reclaim receivable	4,676,001
Receivable for fund share sold	584,749
Receivable from affiliate	584,053
Prepaid expenses	38,415

Total Assets	5,122,186,196

LIABILITIES:
Payable for investments purchased	151,773,776
Payable to broker for collateral for securities on loan	144,030,375
Due to broker-variation margin futures	4,119,855
Advisory fees payable	1,016,156
U.S. Government Agency Obligations — Short (proceeds received $527,439)	527,991
Accrued expenses and other liabilities	446,976
Payable for fund share repurchased	358,663
Distribution fee payable	135,201
Due to broker-variation margin swaps	21,813
Interest payable on securities sold short	16,875
Affiliated transfer agent fee payable	340

Total Liabilities	302,448,021

NET ASSETS	$4,819,738,175

Net assets were comprised of:
Paid-in capital	$3,863,793,838
Retained earnings	955,944,337

Net assets, December 31, 2015	$4,819,738,175

Net asset value and redemption price per share, $4,819,738,175 / 394,011,208 outstanding shares of beneficial interest	$12.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $3,619,985, includes $342,054 reimbursable by an affiliate)	$61,397,933
Interest income	41,938,747
Affiliated income from securities lending, net	894,497
Affiliated dividend income	724,805

104,955,982

EXPENSES
Advisory fees	36,409,423
Distribution fee	8,682,177
Custodian and accounting fees	1,161,000
Insurance expenses	62,000
Trustees’ fees	55,000
Audit fee	45,000
Shareholders’ reports	28,000
Legal fees and expenses	24,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	1,998
Miscellaneous	86,159

Total expenses	46,574,757
Less: advisory fee waivers and/or expense reimbursement	(6,968,397)

Net expenses	39,606,360

NET INVESTMENT INCOME	65,349,622

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	54,714,829
Futures transactions	(6,415,719)
Swap agreements transactions	(394,207)
Foreign currency transactions	(564,470)

47,340,433

Net change in unrealized appreciation (depreciation) on:
Investments	(66,736,808)
Futures	2,103,045
Swap agreements	77,956
Foreign currencies	(312,797)

(64,868,604)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(17,528,171)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,821,451

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$65,349,622	$71,935,897
Net realized gain on investment and foreign currency transactions	47,340,433	462,139,572
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(64,868,604)	(380,921,097)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	47,821,451	153,154,372

FUND SHARE TRANSACTIONS:
Fund share sold [19,480,422 and 7,625,754 shares, respectively]	241,754,186	89,887,446
Fund share repurchased [32,496,902 and 29,146,044 shares, respectively]	(399,068,244)	(343,785,876)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(157,314,058)	(253,898,430)

TOTAL DECREASE IN NET ASSETS	(109,492,607)	(100,744,058)
NET ASSETS:
Beginning of year	4,929,230,782	5,029,974,840

End of year	$4,819,738,175	$4,929,230,782

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 87.0%
AFFILIATED MUTUAL FUNDS —15.0%	Shares	Value (Note 2)
AST Western Asset Core Plus Bond Portfolio*	910,415	$10,424,252
AST Western Asset Emerging Markets Debt Portfolio*	221,521	2,088,944

TOTAL AFFILIATED MUTUAL FUNDS (cost $12,589,000)(w)		12,513,196

COMMON STOCKS — 71.3%
Aerospace & Defense — 1.3%
Boeing Co. (The)	1,401	202,571
Cubic Corp.	1,541	72,812
Engility Holdings, Inc.	78	2,533
General Dynamics Corp.	676	92,855
Huntington Ingalls Industries, Inc.	102	12,939
L-3 Communications Holdings, Inc.	839	100,269
Lockheed Martin Corp.	1,376	298,798
Northrop Grumman Corp.	390	73,636
Raytheon Co.	639	79,575
United Technologies Corp.	1,629	156,498

		1,092,486

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	2,234	138,553

Airlines — 0.3%
Alaska Air Group, Inc.	270	21,738
Allegiant Travel Co.	7	1,175
American Airlines Group, Inc.	1,378	58,358
Delta Air Lines, Inc.	1,580	80,090
Southwest Airlines Co.	1,387	59,724

		221,085

Auto Components — 0.5%
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	17,000	27,476
Cooper Tire & Rubber Co.	1,802	68,206
Delphi Automotive PLC (United Kingdom)	1,051	90,102
Goodyear Tire & Rubber Co. (The)	968	31,625
Halla Holdings Corp. (South Korea)*	548	29,852
Hyundai Mobis Co. Ltd. (South Korea)*	148	30,966
Johnson Controls, Inc.	1,186	46,835
Kenda Rubber Industrial Co. Ltd. (Taiwan)	12,000	17,628
Lear Corp.	283	34,761
Metaldyne Performance Group, Inc.	3,213	58,926
Nexen Tire Corp. (South Korea)*	1,682	17,594
Tenneco, Inc.*	59	2,709

		456,680

Automobiles — 0.5%
Astra International Tbk PT (Indonesia)	47,700	20,547
Ford Motor Co.	11,545	162,669
General Motors Co.	5,651	192,190
Harley-Davidson, Inc.	758	34,406
Kia Motors Corp. (South Korea)	712	31,748

		441,560

Banks — 4.1%
Access National Corp.	3,627	74,208
Banco do Brasil SA (Brazil)	2,200	8,197
Banco Santander SA (Spain)	16,128	79,340
Bank Central Asia Tbk PT (Indonesia)	24,100	23,090

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Bank Negara Indonesia Persero Tbk PT (Indonesia)	54,400	$19,476
Bank of China Ltd. (China) (Class H Stock)	213,000	94,511
Bank Pekao SA (Poland)	440	16,070
Barclays Africa Group Ltd. (South Africa)	1,869	17,341
Bendigo & Adelaide Bank Ltd. (Australia)	11,654	100,805
BOC Hong Kong Holdings Ltd. (Hong Kong)	61,500	187,146
Canadian Imperial Bank of Commerce (Canada)	2,200	144,987
Cardinal Financial Corp.	2,386	54,281
Central Pacific Financial Corp.	2,433	53,575
China Construction Bank Corp. (China) (Class H Stock)	367,924	250,979
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	109,913	108,429
CIMB Group Holdings Bhd (Malaysia)	17,900	18,874
Commonwealth Bank of Australia (Australia)	1,612	99,661
Danske Bank A/S (Denmark)	5,598	150,207
First Financial Corp.	2,170	73,715
First Financial Holding Co. Ltd. (Taiwan)	57,757	26,827
Gunma Bank Ltd. (The) (Japan)	19,000	110,471
Heritage Financial Corp.	4,256	80,183
HSBC Holdings PLC (United Kingdom)	19,973	157,672
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	132,000	79,123
JPMorgan Chase & Co.	2,795	184,554
Malayan Banking Bhd (Malaysia)	11,400	22,262
Mega Financial Holding Co. Ltd. (Taiwan)	39,000	25,144
National Bank of Canada (Canada)	5,300	154,400
Opus Bank	1,397	51,647
Oversea-Chinese Banking Corp. Ltd. (Singapore)	29,200	180,527
Pacific Continental Corp.	4,631	68,909
People’s United Financial, Inc.	10,055	162,388
Public Bank Bhd (Malaysia)	5,300	22,837
Southside Bancshares, Inc.	1,155	27,743
State Bank Financial Corp.	1,655	34,805
Swedbank AB (Sweden) (Class A Stock)	8,089	178,149
Thanachart Capital PCL (Thailand), NVDR	36,100	36,469
Toronto-Dominion Bank (The) (Canada)	4,400	172,477
Union Bankshares Corp.	1,406	35,487

		3,386,966

Beverages — 0.7%
AMBEV SA (Brazil)	3,200	14,438
Coca-Cola Amatil Ltd. (Australia)	16,593	111,885
Coca-Cola Co. (The)	3,686	158,351
Coca-Cola Enterprises, Inc.	422	20,779
Dr. Pepper Snapple Group, Inc.	1,622	151,170
PepsiCo, Inc.	1,573	157,174

		613,797

Biotechnology — 1.2%
Aduro Biotech, Inc.*	136	3,827
Agios Pharmaceuticals, Inc.*	89	5,778
Alkermes PLC*	440	34,927
Amgen, Inc.	1,898	308,102
Baxalta, Inc.	2,087	81,456
Biogen, Inc.*	919	281,536
ImmunoGen, Inc.*	1,618	21,956

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Ionis Pharmaceuticals, Inc.*	993	$61,497
PDL BioPharma, Inc.	6,075	21,506
ProQR Therapeutics NV (Netherlands)*	908	7,881
Spark Therapeutics, Inc.*	190	8,609
Vertex Pharmaceuticals, Inc.*	1,075	135,267

		972,342

Building Products
Dynasty Ceramic PCL (Thailand)	318,400	37,055

Capital Markets — 0.3%
Ameriprise Financial, Inc.	688	73,217
Arlington Asset Investment Corp. (Class A Stock)	1,771	23,430
Bank of New York Mellon Corp. (The)	1,236	50,948
Cohen & Steers, Inc.	636	19,385
Coronation Fund Managers Ltd. (South Africa)	3,272	11,206
T. Rowe Price Group, Inc.	476	34,029

		212,215

Chemicals — 1.3%
CF Industries Holdings, Inc.	949	38,729
Dow Chemical Co. (The)	4,482	230,733
E.I. du Pont de Nemours & Co.	1,882	125,341
Givaudan SA (Switzerland)*	99	179,681
Innophos Holdings, Inc.	1,041	30,168
LyondellBasell Industries NV (Class A Stock)	1,842	160,070
Mosaic Co. (The)	1,387	38,267
Petronas Chemicals Group Bhd (Malaysia)	18,300	30,912
Potash Corp. of Saskatchewan, Inc. (Canada)	10,300	176,418
Stepan Co.	1,075	53,417
Valspar Corp. (The)	325	26,959

		1,090,695

Commercial Services & Supplies — 1.1%
ABM Industries, Inc.	1,939	55,203
ADT Corp. (The)	2,477	81,692
Covanta Holding Corp.	7,071	109,530
Ennis, Inc.	2,670	51,398
Matthews International Corp. (Class A Stock)	801	42,813
Pitney Bowes, Inc.	373	7,702
Republic Services, Inc.	3,712	163,291
Tyco International PLC	3,894	124,180
Waste Connections, Inc.	2,656	149,586
Waste Management, Inc.	2,940	156,908

		942,303

Communications Equipment — 1.2%
Alliance Fiber Optic Products, Inc.*	2,576	39,052
ARRIS Group, Inc.*	700	21,399
Cisco Systems, Inc.	5,968	162,061
Comtech Telecommunications Corp.	2,088	41,948
Juniper Networks, Inc.	5,907	163,033
Motorola Solutions, Inc.	2,267	155,176
QUALCOMM, Inc.	4,013	200,590
VTech Holdings Ltd. (Hong Kong)	18,800	194,652

		977,911

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.1%
Fluor Corp.	1,752	$82,729
Wilson Bayly Holmes-Ovcon Ltd. (South Africa)	4,319	31,631

		114,360

Construction Materials — 0.1%
Asia Cement Corp. (Taiwan)	27,000	22,467
Indocement Tunggal Prakarsa Tbk PT (Indonesia)	16,200	25,978
Semen Indonesia Persero Tbk PT (Indonesia)	27,600	22,615
Taiwan Cement Corp. (Taiwan)	21,000	17,385

		88,445

Consumer Finance — 0.1%
Discover Financial Services	738	39,572
Navient Corp.	1,552	17,770
Nelnet, Inc. (Class A Stock)	806	27,057
Santander Consumer USA Holdings, Inc.*	397	6,292

		90,691

Containers & Packaging — 0.1%
Bemis Co., Inc.	390	17,429
Crown Holdings, Inc.*	312	15,818
Graphic Packaging Holding Co.	3,484	44,700
Silgan Holdings, Inc.	247	13,269
Sonoco Products Co.	185	7,561

		98,777

Distributors — 0.1%
Core-Mark Holding Co., Inc.	505	41,380

Diversified Consumer Services — 0.2%
Ascent Capital Group, Inc. (Class A Stock)*	105	1,756
Benesse Holdings, Inc. (Japan)	4,400	126,711
Capella Education Co.	810	37,438

		165,905

Diversified Financial Services — 0.1%
Gain Capital Holdings, Inc.	5,543	44,954
Intercontinental Exchange, Inc.	133	34,083
Voya Financial, Inc.	808	29,823

		108,860

Diversified Telecommunication Services — 3.0%
AT&T, Inc.	6,427	221,154
BCE, Inc. (Canada)	5,147	198,857
Bezeq Israeli Telecommunication Corp. Ltd. (Israel)	84,642	186,328
CenturyLink, Inc.	5,139	129,297
Chunghwa Telecom Co. Ltd. (Taiwan)	10,000	30,125
Elisa OYJ (Finland)	4,079	153,473
HKT Trust & HKT Ltd. (Hong Kong)	148,000	189,057
Jasmine International PCL (Thailand), NVDR	173,900	15,582
KT Corp. (South Korea)	1,503	36,017
LG Uplus Corp. (South Korea)*	3,293	29,078
Nippon Telegraph & Telephone Corp. (Japan)	4,800	191,031
Orange SA (France)	6,793	113,618
PCCW Ltd. (Hong Kong)	321,000	187,642
Proximus SA (Belgium)	3,201	104,164

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Singapore Telecommunications Ltd. (Singapore)	47,200	$121,694
Swisscom AG (Switzerland)	239	119,597
TDC A/S (Denmark)	36,047	179,480
Telefonica Deutschland Holding AG (Germany)	19,229	101,427
Telekom Malaysia Bhd (Malaysia)	13,400	21,116
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	130,400	29,207
Verizon Communications, Inc.	3,552	164,173

		2,522,117

Electric Utilities — 3.1%
American Electric Power Co., Inc.	2,719	158,436
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	18,000	166,300
Chugoku Electric Power Co., Inc. (The) (Japan)	8,200	108,268
Cleco Corp.	1,216	63,487
CLP Holdings Ltd. (Hong Kong)	23,500	199,186
Duke Energy Corp.	2,251	160,699
El Paso Electric Co.	875	33,688
Entergy Corp.	2,224	152,033
Eversource Energy	2,951	150,708
Hokuriku Electric Power Co. (Japan)	7,900	116,750
IDACORP, Inc.	566	38,488
Korea Electric Power Corp. (South Korea)*	726	30,759
NextEra Energy, Inc.	1,604	166,640
PGE SA (Poland)	4,435	14,379
PNM Resources, Inc.	1,247	38,121
Power Assets Holdings Ltd. (Hong Kong)	16,000	146,681
PPL Corp.	2,256	76,997
Southern Co. (The)	3,320	155,343
Spark Infrastructure Group (Australia)	76,496	106,400
SSE PLC (United Kingdom)	8,732	196,067
Tenaga Nasional Bhd (Malaysia)	7,800	24,150
Terna Rete Elettrica Nazionale SpA (Italy)	30,801	158,407
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	3,600	15,242
Unitil Corp.	875	31,395
Xcel Energy, Inc.	3,480	124,967

		2,633,591

Electrical Equipment — 0.1%
Eaton Corp. PLC	829	43,141
Emerson Electric Co.	1,396	66,771
Rockwell Automation, Inc.	62	6,362

		116,274

Electronic Equipment, Instruments & Components — 0.8%
AAC Technologies Holdings, Inc. (China)	5,500	35,779
AVX Corp.	5,228	63,468
Corning, Inc.	4,175	76,319
Delta Electronics Thailand PCL (Thailand), NVDR	12,800	27,047
Dolby Laboratories, Inc. (Class A Stock)	386	12,989
Fitbit, Inc. (Class A Stock)*	160	4,734
Hon Hai Precision Industry Co. Ltd. (Taiwan)	14,550	35,608
Methode Electronics, Inc.	1,168	37,177

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Nippon Electric Glass Co. Ltd. (Japan)	28,000	$141,125
Synnex Technology International Corp. (Taiwan)	25,000	24,256
TE Connectivity Ltd. (Switzerland)	3,208	207,269

		665,771

Energy Equipment & Services — 0.6%
China Oilfield Services Ltd. (China) (Class H Stock)	16,000	13,749
Core Laboratories NV	1,494	162,458
Frank’s International NV	9,363	156,268
National Oilwell Varco, Inc.	1,278	42,800
Oceaneering International, Inc.	305	11,444
Weatherford International PLC*	11,594	97,274

		483,993

Food & Staples Retailing — 2.9%
Aeon Co. Ltd. (Japan)	10,200	157,158
Andersons, Inc. (The)	1,309	41,404
Casey’s General Stores, Inc.	653	78,654
Colruyt SA (Belgium)	2,383	122,590
Costco Wholesale Corp.	1,013	163,600
Delhaize Group (Belgium)	1,812	176,357
Empire Co. Ltd. (Canada) (Class A Stock)	6,976	129,770
Eurocash SA (Poland)	2,785	34,321
FamilyMart Co. Ltd. (Japan)	3,500	162,872
GS Retail Co. Ltd. (South Korea)*	700	31,891
J Sainsbury PLC (United Kingdom)	25,608	97,521
Koninklijke Ahold NV (Netherlands)	8,393	177,038
Lawson, Inc. (Japan)	2,000	162,342
Metro, Inc. (Canada)	5,600	156,785
SpartanNash Co.	2,735	59,185
Sun Art Retail Group Ltd. (China)	29,500	22,195
Sysco Corp.	3,073	125,993
Wal-Mart de Mexico SAB de CV (Mexico)	13,200	33,309
Wal-Mart Stores, Inc.	2,017	123,642
Whole Foods Market, Inc.	2,145	71,858
WM Morrison Supermarkets PLC (United Kingdom)	81,350	177,253
Woolworths Ltd. (Australia)	5,143	91,250

		2,396,988

Food Products — 3.2%
Archer-Daniels-Midland Co.	5,468	200,567
B&G Foods, Inc.	1,078	37,752
Bunge Ltd.	1,996	136,287
Calavo Growers, Inc.	872	42,728
Cal-Maine Foods, Inc.	1,064	49,306
ConAgra Foods, Inc.	3,579	150,891
Dean Foods Co.	3,502	60,059
Fresh Del Monte Produce, Inc.	1,818	70,684
General Mills, Inc.	2,710	156,259
Gruma SAB de CV (Mexico) (Class B Stock)	2,500	35,068
Hershey Co. (The)	1,437	128,281
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	33,500	32,408
Indofood Sukses Makmur Tbk PT (Indonesia)	67,000	24,939
IOI Corp. Bhd (Malaysia)	22,300	23,096

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
J&J Snack Foods Corp.	303	$35,351
Kellogg Co.	2,292	165,643
Lancaster Colony Corp.	384	44,337
McCormick & Co., Inc.	1,794	153,495
Mondelez International, Inc. (Class A Stock)	3,591	161,020
Nestle SA (Switzerland)	2,464	182,916
Pilgrim’s Pride Corp.	1,040	22,974
Pinnacle Foods, Inc.	3,816	162,027
Sanderson Farms, Inc.	996	77,210
Suedzucker AG (Germany)	8,643	171,308
Thai Vegetable Oil PCL (Thailand), NVDR	48,800	30,272
Tingyi Cayman Islands Holding Corp. (China)	12,000	17,048
Uni-President Enterprises Corp. (Taiwan)	18,720	31,205
Want Want China Holdings Ltd. (China)	25,000	18,555
Yamazaki Baking Co. Ltd. (Japan)	10,300	231,604

		2,653,290

Gas Utilities — 0.6%
China Resources Gas Group Ltd. (Hong Kong)	10,000	29,803
Laclede Group, Inc. (The)	602	35,765
New Jersey Resources Corp.	1,814	59,789
Northwest Natural Gas Co.	706	35,731
Osaka Gas Co. Ltd. (Japan)	42,000	151,701
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	68,400	13,486
Petronas Gas Bhd (Malaysia)	4,500	23,803
Tokyo Gas Co. Ltd. (Japan)	25,000	117,470
WGL Holdings, Inc.	672	42,329

		509,877

Health Care Equipment & Supplies — 0.6%
Abaxis, Inc.	675	37,584
Baxter International, Inc.	2,400	91,560
Becton, Dickinson and Co.	1,044	160,870
LeMaitre Vascular, Inc.	3,986	68,759
Medtronic PLC	1,186	91,227
St Shine Optical Co. Ltd. (Taiwan)	2,000	40,028
Wright Medical Group NV (Netherlands)*	66	1,596

		491,624

Health Care Providers & Services — 2.1%
AmerisourceBergen Corp.	1,575	163,343
Anthem, Inc.	2,268	316,249
Cardinal Health, Inc.	1,772	158,186
Chemed Corp.	475	71,155
Fleury SA (Brazil)	6,300	25,479
HealthSouth Corp.	2,370	82,500
Humana, Inc.	268	47,841
Life Healthcare Group Holdings Ltd. (South Africa)	8,139	18,475
Miraca Holdings, Inc. (Japan)	3,100	136,405
Patterson Cos., Inc.	2,864	129,481
Quest Diagnostics, Inc.	2,355	167,535
Select Medical Holdings Corp.	3,692	43,972
Sinopharm Group Co. Ltd. (China) (Class H Stock)	7,600	30,341
UnitedHealth Group, Inc.	2,829	332,804

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
US Physical Therapy, Inc.	1,329	$71,341

		1,795,107

Health Care Technology
Computer Programs & Systems, Inc.	689	34,278

Hotels, Restaurants & Leisure — 1.6%
Berjaya Sports Toto Bhd (Malaysia)	38,170	27,115
Bob Evans Farms, Inc.	1,294	50,272
Brinker International, Inc.	2,314	110,956
Cheesecake Factory, Inc. (The)	1,102	50,813
Churchill Downs, Inc.	496	70,179
ClubCorp Holdings, Inc.	2,369	43,282
Cracker Barrel Old Country Store, Inc.	527	66,839
DineEquity, Inc.	802	67,905
Genting Bhd (Malaysia)	10,900	18,590
Genting Malaysia Bhd (Malaysia)	21,000	21,393
Jack in the Box, Inc.	739	56,689
Kangwon Land, Inc. (South Korea)*	883	28,820
Marriott Vacations Worldwide Corp.	731	41,630
McDonald’s Corp.	1,455	171,894
MK Restaurants Group PCL (Thailand), NDVR	19,800	31,870
Papa John’s International, Inc.	833	46,540
Ruth’s Hospitality Group, Inc.	3,474	55,306
SeaWorld Entertainment, Inc.	8,184	161,143
Speedway Motorsports, Inc.	2,861	59,280
Texas Roadhouse, Inc.	1,662	59,450
Vail Resorts, Inc.	623	79,738
Wyndham Worldwide Corp.	433	31,457

		1,351,161

Household Durables — 0.3%
Berkeley Group Holdings PLC (United Kingdom)	3,893	211,638
Coway Co. Ltd. (South Korea)*	370	26,345
Steinhoff International Holdings NV (Netherlands)	5,108	25,931

		263,914

Household Products — 1.5%
Church & Dwight Co., Inc.	1,783	151,341
Clorox Co. (The)	1,333	169,064
Colgate-Palmolive Co.	2,354	156,824
Energizer Holdings, Inc.	974	33,174
Kimberly-Clark Corp.	1,190	151,487
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	98,200	230,023
Procter & Gamble Co. (The)	2,052	162,949
Reckitt Benckiser Group PLC (United Kingdom)	1,835	169,787

		1,224,649

Independent Power & Renewable Electricity Producers — 0.3%
AES Corp.	2,768	26,490
Calpine Corp.*	813	11,764
China Resources Power Holdings Co. Ltd. (China)	18,000	34,825
Glow Energy PCL (Thailand), NVDR	15,100	30,838
Huaneng Power International, Inc. (China) (Class H Stock)	24,000	20,551

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
NRG Yield, Inc. (Class A Stock)	2,405	$33,454
Tractebel Energia SA (Brazil)	8,100	68,567
TransAlta Corp. (Canada)	13,800	48,969

		275,458

Industrial Conglomerates — 1.0%
3M Co.	1,210	182,274
Alfa SAB de CV (Mexico) (Class A Stock)	12,400	24,535
Enka Insaat ve Sanayi A/S (Turkey)	21,338	33,048
Far Eastern New Century Corp. (Taiwan)	26,400	20,625
General Electric Co.	6,055	188,613
Jardine Matheson Holdings Ltd. (Hong Kong)	3,839	187,074
LG Corp. (South Korea)*	523	31,439
Siemens AG (Germany)	1,105	106,905
Sime Darby Bhd (Malaysia)	10,200	18,328

		792,841

Insurance — 6.0%
ACE Ltd.	1,342	156,813
Admiral Group PLC (United Kingdom)	5,777	141,165
Aflac, Inc.	1,683	100,812
Ageas (Belgium)	3,692	171,361
Allied World Assurance Co. Holdings AG	2,927	108,855
Allstate Corp. (The)	1,424	88,416
American Financial Group, Inc.	1,896	136,664
AMERISAFE, Inc.	1,422	72,380
Amtrust Financial Services, Inc.	954	58,747
Arch Capital Group Ltd.*	294	20,507
Argo Group International Holdings Ltd.	1,189	71,150
Aspen Insurance Holdings Ltd.	2,710	130,893
Assurant, Inc.	76	6,121
Assured Guaranty Ltd.	602	15,911
AXA SA (France)	5,508	150,499
Axis Capital Holdings Ltd.	2,969	166,918
Chubb Corp. (The)	1,197	158,770
CNO Financial Group, Inc.	551	10,519
Direct Line Insurance Group PLC (United Kingdom)	30,040	180,064
Dongbu Insurance Co. Ltd. (South Korea)*	651	38,950
Endurance Specialty Holdings Ltd.	461	29,499
Everest Re Group Ltd.	872	159,655
FBL Financial Group, Inc. (Class A Stock)	827	52,630
Fidelity & Guaranty Life	2,520	63,932
Hannover Rueck SE (Germany)	1,577	180,078
Hanwha Life Insurance Co. Ltd. (South Korea)*	4,258	26,836
Hartford Financial Services Group, Inc. (The)	1,455	63,234
Hiscox Ltd. (United Kingdom)	9,322	144,523
Horace Mann Educators Corp.	1,742	57,800
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	1,260	38,606
Infinity Property & Casualty Corp.	495	40,704
Lancashire Holdings Ltd. (United Kingdom)	11,321	104,415
LIG Insurance Co. Ltd. (South Korea)*	1,369	33,949
Lincoln National Corp.	504	25,331
Maiden Holdings Ltd.	4,920	73,357
Mercury General Corp.	2,120	98,728

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Muenchener Rueckversicherungs AG (Germany)	984	$196,050
PartnerRe Ltd. (Bermuda)	852	119,058
Powszechny Zaklad Ubezpieczen SA (Poland)	2,180	18,807
Principal Financial Group, Inc.	548	24,649
ProAssurance Corp.	171	8,299
Reinsurance Group of America, Inc.	135	11,549
RenaissanceRe Holdings Ltd. (Bermuda)	1,393	157,674
Safety Insurance Group, Inc.	611	34,448
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	134	35,028
Samsung Life Insurance Co. Ltd. (South Korea)*	284	26,540
Swiss Re AG (Switzerland)	1,832	178,925
Symetra Financial Corp.	1,893	60,141
Talanx AG (Germany)	5,965	183,452
Torchmark Corp.	365	20,863
Travelers Cos., Inc. (The)	2,687	303,255
Tryg A/S (Denmark)	6,292	125,032
United Fire Group, Inc.	2,015	77,195
Validus Holdings Ltd.	3,216	148,868
W.R. Berkley Corp.	137	7,501
Zurich Insurance Group AG (Switzerland)*	563	144,635

		5,060,761

Internet & Catalog Retail — 0.3%
CJ O Shopping Co. Ltd. (South Korea)*	118	19,094
HSN, Inc.	694	35,165
Liberty Interactive Corp. (Class A Stock)*	2,060	56,279
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	471	14,290
Liberty Ventures (Class A Stock)*	461	20,796
PetMed Express, Inc.	3,779	64,772

		210,396

Internet Software & Services — 0.3%
Facebook, Inc. (Class A Stock)*	1,389	145,373
Twitter, Inc.*	5,389	124,702

		270,075

IT Services — 1.1%
Amdocs Ltd.	2,905	158,526
Booz Allen Hamilton Holding Corp.	4,911	151,504
Cielo SA (Brazil)	1,430	12,141
Computer Sciences Corp.	2,201	71,929
Convergys Corp.	2,988	74,371
CSG Systems International, Inc.	1,902	68,434
CSRA, Inc.	2,201	66,030
DST Systems, Inc.	143	16,311
EVERTEC, Inc.	4,057	67,914
Infosys Ltd. (India), ADR	1,964	32,897
International Business Machines Corp.	950	130,739
Science Applications International Corp.	1,090	49,900
Teradata Corp.*	261	6,896
Wipro Ltd. (India), ADR	2,484	28,665

		936,257

Leisure Products — 0.3%
Mattel, Inc.	5,513	149,788

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Leisure Products (continued)
Sturm Ruger & Co., Inc.	1,604	$95,614

		245,402

Machinery — 0.7%
AGCO Corp.	40	1,816
Caterpillar, Inc.	1,209	82,164
Crane Co.	27	1,292
Deere & Co.	2,704	206,234
Douglas Dynamics, Inc.	1,670	35,187
Global Brass & Copper Holdings, Inc.	3,244	69,097
Illinois Tool Works, Inc.	771	71,456
Lincoln Electric Holdings, Inc.	150	7,783
Lindsay Corp.	452	32,725
Nordson Corp.	110	7,057
Parker-Hannifin Corp.	290	28,124
Pentair PLC (United Kingdom)	477	23,626
Stanley Black & Decker, Inc.	320	34,154

		600,715

Marine — 0.1%
Matson, Inc.	1,144	48,769

Media — 3.3%
AMC Networks, Inc. (Class A Stock)*	1,867	139,428
CBS Corp. (Class B Stock)	1,582	74,559
Comcast Corp. (Class A Stock)	6,002	338,693
Discovery Communications, Inc. (Class A Stock)	3,344	89,218
Discovery Communications, Inc. (Class C Stock)*	2,461	62,066
Interpublic Group of Cos., Inc. (The)	1,521	35,409
KT Skylife Co. Ltd. (South Korea)*	1,660	24,342
Liberty Broadband Corp. (Class A Stock)*	314	16,218
Liberty Broadband Corp. (Class C Stock)*	655	33,968
Liberty Global PLC (United Kingdom) (Class A Stock)*	637	26,983
Liberty Global PLC (United Kingdom) (Class C Stock)*	1,115	45,459
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*	33	1,365
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	51	2,193
Liberty Media Corp. (Class A Stock)*	884	34,697
Liberty Media Corp. (Class C Stock)*	1,552	59,100
Madison Square Garden Co. (The) (Class A Stock)*	434	70,221
Meredith Corp.	741	32,048
MSG Networks, Inc. (Class A Stock)*	1,271	26,437
National CineMedia, Inc.	2,547	40,013
New Media Investment Group, Inc.	2,287	44,505
Omnicom Group, Inc.	838	63,403
Regal Entertainment Group (Class A Stock)	5,979	112,824
RTL Group SA (Germany)	2,128	177,880
Scholastic Corp.	1,198	46,195
Scripps Networks Interactive, Inc. (Class A Stock)	2,703	149,233
SES SA (Luxembourg)	7,094	196,574
Shaw Communications, Inc. (Canada) (Class B Stock)	6,000	103,202
Sky PLC (United Kingdom)	9,894	162,191
Starz (Class A Stock)*	474	15,879

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
TEGNA, Inc.	231	$5,895
Thomson Reuters Corp., (NYSE)	2,887	109,273
Thomson Reuters Corp., (TSX)	5,200	196,959
Tribune Media Co. (Class A Stock)	231	7,810
Twenty-First Century Fox, Inc. (Class A Stock)	5,027	136,533
Viacom, Inc. (Class B Stock)	1,471	60,546
World Wrestling Entertainment, Inc. (Class A Stock)	360	6,422

		2,747,741

Metals & Mining — 0.6%
AngloGold Ashanti Ltd. (South Africa)*	2,817	19,320
China Steel Corp. (Taiwan)	46,000	25,078
Compass Minerals International, Inc.	1,937	145,798
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	14,119	14,693
Freeport-McMoRan, Inc.	5,351	36,226
Gold Fields Ltd. (South Africa)	7,119	19,469
Kaiser Aluminum Corp.	639	53,459
Nucor Corp.	962	38,769
Royal Gold, Inc.	2,473	90,190
Schnitzer Steel Industries, Inc. (Class A Stock)	1,952	28,050
Severstal PAO (Russia), GDR, RegS	3,638	30,360

		501,412

Multiline Retail — 0.8%
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	1,533	130,909
Kohl’s Corp.	2,275	108,358
Macy’s, Inc.	3,107	108,683
Nordstrom, Inc.	192	9,563
Target Corp.	4,171	302,856

		660,369

Multi-Utilities — 1.3%
Avista Corp.	1,472	52,065
Centrica PLC (United Kingdom)	59,506	191,073
Consolidated Edison, Inc.	2,555	164,210
Engie (France)	5,807	102,861
National Grid PLC (United Kingdom)	14,176	195,511
NorthWestern Corp.	603	32,713
Public Service Enterprise Group, Inc.	4,081	157,894
WEC Energy Group, Inc.	2,911	149,363

		1,045,690

Oil, Gas & Consumable Fuels — 2.6%
Alliance Resource Partners LP, MLP*	1,654	22,312
Anadarko Petroleum Corp.	4,562	221,622
China Petroleum & Chemical Corp. (China) (Class H Stock)	32,000	19,217
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	13,276	20,730
CNOOC Ltd. (China)	21,000	21,856
ConocoPhillips	1,883	87,917
CVR Refining LP, MLP*	7,189	136,088
DCP Midstream Partners LP, MLP*	2,969	73,245
Exxon Mobil Corp.	1,884	146,858
Hollyfrontier Corp.	534	21,301
Keyera Corp. (Canada)	4,371	127,178

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Kunlun Energy Co. Ltd. (China)	30,000	$26,637
Marathon Petroleum Corp.	1,656	85,847
Newfield Exploration Co.*	2,700	87,912
Oneok Partners LP, MLP	2,787	83,972
Pembina Pipeline Corp. (Canada)	4,300	93,694
PetroChina Co. Ltd. (China) (Class H Stock)	24,000	15,711
Phillips 66	2,060	168,508
Polski Koncern Naftowy Orlen SA (Poland)	1,123	19,332
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	17,059	22,265
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	8,484	193,359
Sasol Ltd. (South Africa)	818	22,084
TC Pipelines LP, MLP	1,802	89,577
Tesoro Corp.	493	51,947
Total SA (France)	2,101	94,191
Valero Energy Corp.	2,005	141,774
Western Refining, Inc.	318	11,327
Williams Partners LP, MLP	2,257	62,857

		2,169,318

Paper & Forest Products — 0.1%
International Paper Co.	942	35,513
Schweitzer-Mauduit International, Inc.	1,915	80,411

		115,924

Personal Products — 0.7%
Coty, Inc. (Class A Stock)	5,288	135,531
Edgewell Personal Care Co.	1,121	87,853
Hengan International Group Co. Ltd. (China)	4,000	37,553
Shiseido Co. Ltd. (Japan)	7,400	153,540
Unilever PLC (United Kingdom)	3,940	168,996

		583,473

Pharmaceuticals — 3.6%
Allergan PLC*	1,103	344,688
AstraZeneca PLC (United Kingdom)	1,693	114,358
China Shineway Pharmaceutical Group Ltd. (China)	20,000	25,379
Chugai Pharmaceutical Co. Ltd. (Japan)	4,400	153,369
Eisai Co. Ltd. (Japan)	2,400	158,762
GlaxoSmithKline PLC (United Kingdom)	5,953	120,227
Johnson & Johnson	1,565	160,757
Mallinckrodt PLC*	99	7,388
Merck & Co., Inc.	3,183	168,126
Mitsubishi Tanabe Pharma Corp. (Japan)	9,300	160,226
Novartis AG (Switzerland)	1,356	116,642
Otsuka Holdings Co. Ltd. (Japan)	4,300	152,774
Pfizer, Inc.	4,967	160,335
Roche Holding AG (Switzerland)	672	186,217
Sanofi (France)	2,305	196,437
Santen Pharmaceutical Co. Ltd. (Japan)	9,800	161,342
Shionogi & Co. Ltd. (Japan)	4,200	189,967
Teva Pharmaceutical Industries Ltd. (Israel), ADR	3,143	206,306
Tsumura & Co. (Japan)	4,900	136,066
Valeant Pharmaceuticals International, Inc.*	934	94,941

		3,014,307

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services — 0.2%
Insperity, Inc.	1,682	$80,988
ManpowerGroup, Inc.	161	13,571
Resources Connection, Inc.	2,899	47,370

		141,929

Real Estate Investment Trusts (REITs) — 2.7%
American Capital Agency Corp.	7,423	128,715
Apollo Commercial Real Estate Finance, Inc.	3,443	59,323
ARMOUR Residential REIT, Inc.	2,308	50,222
Capstead Mortgage Corp.	2,792	24,402
Care Capital Properties, Inc.	434	13,267
Chimera Investment Corp.	7,145	97,458
CYS Investments, Inc.	3,805	27,130
Digital Realty Trust, Inc.	2,215	167,498
DuPont Fabros Technology, Inc.	2,563	81,478
Dynex Capital, Inc.	7,403	47,009
Equity LifeStyle Properties, Inc.	2,212	147,474
Franklin Street Properties Corp.	5,458	56,490
Geo Group, Inc. (The)	945	27,320
Government Properties Income Trust	1,654	26,249
Gramercy Property Trust	3,709	28,633
Growthpoint Properties Ltd. (South Africa)	10,998	16,507
Hatteras Financial Corp.	3,189	41,935
HCP, Inc.	4,125	157,740
KLCCP Stapled Group (Malaysia)	17,600	28,880
Link REIT (The) (Hong Kong)	22,000	131,161
LTC Properties, Inc.	1,597	68,895
Omega Healthcare Investors, Inc.	4,393	153,667
Redefine Properties Ltd. (South Africa)	26,615	16,707
Ryman Hospitality Properties, Inc.	1,155	59,644
Select Income REIT	1,497	29,671
Silver Bay Realty Trust Corp.	1,982	31,038
Starwood Property Trust, Inc.	4,963	102,039
Tanger Factory Outlet Centers, Inc.	3,396	111,049
Ventas, Inc.	2,434	137,351
Welltower, Inc.	2,375	161,571

		2,230,523

Real Estate Management & Development — 0.6%
Daito Trust Construction Co. Ltd. (Japan)	1,700	196,368
Evergrande Real Estate Group Ltd. (China)	44,000	38,521
L.P.N Development PCL (Thailand), NVDR	76,600	33,873
PSP Swiss Property AG (Switzerland)*	1,259	110,401
RMR Group, Inc. (The) (Class A Stock)*	40	576
Swiss Prime Site AG (Switzerland)*	1,825	142,527

		522,266

Road & Rail — 0.4%
Avis Budget Group, Inc.*	47	1,706
ComfortDelGro Corp. Ltd. (Singapore)	71,500	153,101
West Japan Railway Co. (Japan)	2,500	172,808

		327,615

Semiconductors & Semiconductor Equipment — 1.7%
Advanced Semiconductor Engineering, Inc. (Taiwan)	23,000	26,421
Broadcom Corp. (Class A Stock)	4,115	237,929
Cohu, Inc.	4,784	57,743
Cree, Inc.*	3,919	104,520
Intel Corp.	6,013	207,148

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc.	1,265	$45,540
Novatek Microelectronics Corp. (Taiwan)	8,000	31,145
Siliconware Precision Industries Co. Ltd. (Taiwan)	145,000	228,981
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	78,104	336,959
Tessera Technologies, Inc.	1,989	59,690
Texas Instruments, Inc.	1,889	103,536

		1,439,612

Software — 0.8%
Asseco Poland SA (Poland)	2,583	37,172
Autodesk, Inc.*	1,614	98,341
Citrix Systems, Inc.*	1,278	96,681
EPIQ Systems, Inc.	3,783	49,444
Microsoft Corp.	5,080	281,838
Monotype Imaging Holdings, Inc.	1,627	38,462
Nuance Communications, Inc.*	4,638	92,250

		694,188

Specialty Retail — 1.6%
American Eagle Outfitters, Inc.	3,534	54,777
Bed Bath & Beyond, Inc.*	625	30,156
Chico’s FAS, Inc.	4,594	49,018
Children’s Place, Inc. (The)	1,672	92,294
DSW, Inc. (Class A Stock)	5,363	127,961
Foot Locker, Inc.	442	28,770
GameStop Corp. (Class A Stock)	3,965	111,179
Gap, Inc. (The)	1,351	33,370
Group 1 Automotive, Inc.	434	32,854
Guess?, Inc.	1,882	35,532
Nitori Holdings Co. Ltd. (Japan)	2,000	167,964
Rent-A-Center, Inc.	2,834	42,425
Ross Stores, Inc.	2,930	157,663
Stage Stores, Inc.	3,330	30,336
Staples, Inc.	9,600	90,912
USS Co. Ltd. (Japan)	8,100	121,709
Williams-Sonoma, Inc.	2,055	120,033

		1,326,953

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	5,514	580,403
Foxconn Technology Co. Ltd. (Taiwan)	11,110	23,403
Hewlett Packard Enterprise Co.	4,194	63,749
HP, Inc.	4,194	49,657
Lenovo Group Ltd. (China)	18,000	18,165
Lite-On Technology Corp. (Taiwan)	25,115	24,221
Neopost SA (France)	2,838	69,252
Pegatron Corp. (Taiwan)	11,000	23,925
Quanta Computer, Inc. (Taiwan)	12,000	19,251
SanDisk Corp.	3,777	287,014
Seagate Technology PLC	5,555	203,646
Western Digital Corp.	708	42,515
Wistron Corp. (Taiwan)	32,891	18,453

		1,423,654

Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	4,721	154,518
Culp, Inc.	2,217	56,467
Li & Fung Ltd. (Hong Kong)	298,000	201,533
Michael Kors Holdings Ltd.*	190	7,611

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Wolverine World Wide, Inc.	2,853	$47,674
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	52,500	177,845

		645,648

Thrifts & Mortgage Finance — 0.5%
Astoria Financial Corp.	2,077	32,920
Brookline Bancorp, Inc.	6,088	70,012
EverBank Financial Corp.	2,799	44,728
New York Community Bancorp, Inc.	1,968	32,118
Northfield Bancorp, Inc.	2,353	37,460
Northwest Bancshares, Inc.	4,911	65,758
Oritani Financial Corp.	3,269	53,939
Territorial Bancorp, Inc.	2,823	78,310

		415,245

Tobacco — 0.8%
British American Tobacco Malaysia Bhd (Malaysia)	2,000	26,086
British American Tobacco PLC (United Kingdom)	2,764	153,497
Imperial Tobacco Group PLC (United Kingdom)	3,787	200,022
Japan Tobacco, Inc. (Japan)	4,400	161,541
KT&G Corp. (South Korea)	423	37,590
Reynolds American, Inc.	1,289	59,487
Vector Group Ltd.	1,556	36,706

		674,929

Trading Companies & Distributors — 0.5%
AKR Corporindo Tbk PT (Indonesia)	77,300	39,973
Applied Industrial Technologies, Inc.	1,870	75,716
Kaman Corp.	1,587	64,765
NOW, Inc.*	1,553	24,569
Sumitomo Corp. (Japan)	19,300	196,770
United Rentals, Inc.*	200	14,508
W.W. Grainger, Inc.	67	13,574

		429,875

Transportation Infrastructure — 0.5%
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	151,000	162,182
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	3,900	34,407
Hutchison Port Holdings Trust (Singapore), UTS	357,300	189,369
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	38,000	33,459
TAV Havalimanlari Holding A/S (Turkey)	5,203	32,433

		451,850

Water Utilities — 0.3%
Guangdong Investment Ltd. (China)	28,000	39,542
Severn Trent PLC (United Kingdom)	6,046	193,271
TTW PCL (Thailand), NDVR	106,900	31,409

		264,222

Wireless Telecommunication Services — 1.2%
Axiata Group Bhd (Malaysia)	14,600	21,757
China Mobile Ltd. (China)	2,500	28,140
DiGi.Com Bhd (Malaysia)	16,300	20,465

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Far EasTone Telecommunications Co. Ltd. (Taiwan)	18,000	$36,994
Intouch Holdings PCL (Thailand), NVDR	13,800	19,886
KDDI Corp. (Japan)	7,500	194,776
Maxis Bhd (Malaysia)	14,000	22,121
MTN Group Ltd. (South Africa)	1,510	13,008
NTT DoCoMo, Inc. (Japan)	9,400	192,809
Rogers Communications, Inc. (Canada) (Class B Stock)	5,500	189,680
SK Telecom Co. Ltd. (South Korea)	123	22,511
StarHub Ltd. (Singapore)	47,100	122,572
Taiwan Mobile Co. Ltd. (Taiwan)	13,000	39,479
Turkcell Iletisim Hizmetleri A/S (Turkey)	5,231	17,732
Vodacom Group Ltd. (South Africa)	2,428	23,930

		965,860

TOTAL COMMON STOCKS (cost $61,932,722)		59,667,977

EXCHANGE TRADED FUNDS — 0.7%
iShares MSCI Emerging Markets ETF	3,764	121,163
iShares Russell 1000 Value ETF	1,013	99,132
iShares Russell 2000 ETF	3,574	402,111

TOTAL EXCHANGE TRADED FUNDS (cost $634,912)		622,406

PREFERRED STOCKS
Electric Utilities
Cia Energetica de Minas Gerais (Brazil) (PRFC)	4,100	6,353

Metals & Mining
Vale SA (Brazil) (PRFC)	2,800	7,254

TOTAL PREFERRED STOCKS (cost $33,227)		13,607

TOTAL LONG-TERM INVESTMENTS (cost $75,189,861)		72,817,186

SHORT-TERM INVESTMENT — 13.4%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $11,257,098)(w)(Note 4)	11,257,098	$11,257,098

TOTAL INVESTMENTS — 100.4% (cost $86,446,959)		84,074,284
Liabilities in excess of other assets(z) — (0.4)%		(371,547)

NET ASSETS — 100.0%		$83,702,737

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Depreciation(1)
Long Position:
81	S&P 500 E-Mini	Mar. 2016	$8,258,408	$8,243,371	$(15,037)

(1)	Cash of $409,860 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$12,513,196	$—	$—
Common Stocks	39,393,620	20,247,521	26,836
Exchange Traded Funds	622,406	—	—
Preferred Stocks	13,607	—	—
Affiliated Money Market Mutual Fund	11,257,098	—	—
Other Financial Instruments*
Futures Contracts	(15,037)	—	—

Total	$63,784,890	$20,247,521	$26,836

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds	15.0%
Affiliated Money Market Mutual Fund	13.4
Insurance	6.0
Banks	4.1
Pharmaceuticals	3.6
Media	3.3
Food Products	3.2
Electric Utilities	3.1
Diversified Telecommunication Services	3.0
Food & Staples Retailing	2.9
Real Estate Investment Trusts (REITs)	2.7
Oil, Gas & Consumable Fuels	2.6
Health Care Providers & Services	2.1
Semiconductors & Semiconductor Equipment	1.7
Technology Hardware, Storage & Peripherals	1.7
Hotels, Restaurants & Leisure	1.6
Specialty Retail	1.6
Household Products	1.5
Aerospace & Defense	1.3
Chemicals	1.3
Multi-Utilities	1.3
Communications Equipment	1.2
Biotechnology	1.2
Wireless Telecommunication Services	1.2
Commercial Services & Supplies	1.1
IT Services	1.1
Industrial Conglomerates	1.0
Software	0.8
Tobacco	0.8
Electronic Equipment, Instruments & Components	0.8
Multiline Retail	0.8
Textiles, Apparel & Luxury Goods	0.8
Exchange Traded Funds	0.7
Beverages	0.7

Machinery	0.7%
Personal Products	0.7
Real Estate Management & Development	0.6
Gas Utilities	0.6
Metals & Mining	0.6
Health Care Equipment & Supplies	0.6
Energy Equipment & Services	0.6
Auto Components	0.5
Transportation Infrastructure	0.5
Automobiles	0.5
Trading Companies & Distributors	0.5
Thrifts & Mortgage Finance	0.5
Road & Rail	0.4
Independent Power & Renewable Electricity Producers	0.3
Internet Software & Services	0.3
Water Utilities	0.3
Household Durables	0.3
Leisure Products	0.3
Airlines	0.3
Capital Markets	0.3
Internet & Catalog Retail	0.3
Diversified Consumer Services	0.2
Professional Services	0.2
Air Freight & Logistics	0.2
Electrical Equipment	0.1
Paper & Forest Products	0.1
Construction & Engineering	0.1
Diversified Financial Services	0.1
Containers & Packaging	0.1
Consumer Finance	0.1
Construction Materials	0.1
Marine	0.1
Distributors	0.1

100.4
Liabilities in excess of other assets	(0.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities.

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$15,037	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$506	$39,136	$39,642

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Total
Equity contracts	$(49)	$(24,767)	$(24,816)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long position was $4,641,092.

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $62,600,861)	$60,303,990
Affiliated investments (cost $23,846,098)	23,770,294
Cash	3,740
Foreign currency, at value (cost $268,988)	267,512
Deposit with Broker for futures	409,860
Receivable for investments sold	1,401,138
Due from broker-variation margin futures	157,410
Dividends receivable	103,160
Receivable for fund share sold	69,877
Tax reclaim receivable	6,948
Receivable from affiliate	2,693
Prepaid expenses	607

Total Assets	86,497,229

LIABILITIES:
Payable for investments purchased	2,619,333
Accrued expenses and other liabilities	151,427
Advisory fees payable	21,349
Distribution fee payable	2,043
Affiliated transfer agent fee payable	340

Total Liabilities	2,794,492

NET ASSETS	$83,702,737

Net assets were comprised of:
Paid-in capital	$85,443,740
Retained earnings	(1,741,003)

Net assets, December 31, 2015	$83,702,737

Net asset value and redemption price per share, $83,702,737 / 8,483,816 outstanding shares of beneficial interest	$9.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $48,377, includes $2,693 reimbursable by an affiliate)	$1,067,367
Affiliated dividend income	12,794

1,080,161

EXPENSES
Advisory fees	368,981
Distribution fee	97,504
Custodian and accounting fees	392,000
Audit fee	24,000
Legal fees and expenses	14,000
Trustees’ fees	12,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	31
Miscellaneous	29,322

Total expenses	953,838
Less: advisory fee waivers and/or expense reimbursement	(478,361)
Less: distribution fee waiver	(14,488)

Net expenses	460,989

NET INVESTMENT INCOME	619,172

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	5,389
Futures transactions	39,136
Foreign currency transactions	(17,016)

27,509

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(76,529))	(2,364,817)
Futures	(24,767)
Foreign currencies	(1,861)

(2,391,445)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(2,363,936)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,744,764)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	November 24, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$619,172	$8,556
Net realized gain (loss) on investment and foreign currency transactions	27,509	(6,647)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,391,445)	1,852

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,744,764)	3,761

FUND SHARE TRANSACTIONS:
Fund share sold [7,625,864 and 951,907 shares, respectively]	76,906,125	9,478,143
Fund share repurchased [93,951 and 4 shares, respectively]	(940,487)	(41)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	75,965,638	9,478,102

TOTAL INCREASE IN NET ASSETS	74,220,874	9,481,863
NET ASSETS:
Beginning of period	9,481,863	—

End of period	$83,702,737	$9,481,863

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 91.9%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AB Global Bond Portfolio*	42,403,757	$427,429,872
AST AQR Emerging Markets Equity Portfolio*	473,844	3,970,815
AST AQR Large-Cap Portfolio*	27,050,926	366,540,052
AST BlackRock / Loomis Sayles Bond Portfolio*	14,087,184	176,653,284
AST BlackRock Low Duration Bond Portfolio*	10,587,354	110,002,607
AST Boston Partners Large-Cap Value Portfolio*	4,461,124	77,534,339
AST ClearBridge Dividend Growth Portfolio*	6,094,713	78,987,478
AST Goldman Sachs Global Income Portfolio*	28,249,998	286,454,976
AST Goldman Sachs Large-Cap Value Portfolio*	3,784,313	96,083,708
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,779,736	12,992,075
AST Goldman Sachs Small-Cap Value Portfolio*	1,988,052	33,856,523
AST Goldman Sachs Strategic Income Portfolio*	18,254,907	174,334,359
AST Herndon Large-Cap Value Portfolio*	4,706,618	57,608,998
AST High Yield Portfolio*	29,240,214	237,430,538
AST International Growth Portfolio*	12,121,409	166,790,584
AST International Value Portfolio*	9,477,687	163,584,885
AST Jennison Large-Cap Growth Portfolio*	4,432,508	102,834,197
AST Large-Cap Value Portfolio*	4,681,244	97,510,320
AST Loomis Sayles Large-Cap Growth Portfolio*	3,426,309	121,702,503
AST Lord Abbett Core Fixed Income Portfolio*	14,787,353	176,265,252
AST MFS Growth Portfolio*	5,571,448	99,171,780
AST MFS Large-Cap Value Portfolio*	3,861,775	58,312,804
AST Mid-Cap Value Portfolio*	348,687	6,652,943
AST Money Market Portfolio*	86,979,481	86,979,481
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	254,899	6,614,633
AST Parametric Emerging Markets Equity Portfolio*	494,935	3,523,936
AST Prudential Core Bond Portfolio*	101,219,880	1,130,626,058
AST QMA Emerging Markets Equity Portfolio*	264,387	2,088,658
AST QMA International Core Equity Portfolio*	7,959,435	81,106,642
AST QMA Large-Cap Portfolio*	26,477,342	365,916,865
AST Small-Cap Growth Opportunities Portfolio*	2,321,440	33,451,954
AST Small-Cap Growth Portfolio*	1,064,403	34,114,114
AST Small-Cap Value Portfolio*	1,839,049	37,976,363
AST T. Rowe Price Large-Cap Growth Portfolio*	3,272,872	80,087,175

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST T. Rowe Price Natural Resources Portfolio*	160,663	$2,702,357
AST Templeton Global Bond Portfolio*	131,266	1,355,982
AST Wellington Global Bond Portfolio*	35,302,904	357,618,417
AST Western Asset Core Plus Bond Portfolio*	71,605,999	819,888,685
AST Western Asset Emerging Markets Debt Portfolio*	5,985,042	56,438,947

TOTAL LONG-TERM INVESTMENTS (cost $5,739,422,721)(w)		6,233,195,159

SHORT-TERM INVESTMENTS — 7.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $507,557,827)(w)(Note 4)	507,557,827	507,557,827

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills
(cost $16,693,960)
0.210%	03/03/16	16,700	16,697,061

TOTAL SHORT-TERM INVESTMENTS (cost $524,251,787)			524,254,888

TOTAL INVESTMENTS — 99.6% (cost $6,263,674,508)			6,757,450,047
Other assets in excess of liabilities(z) — 0.4%			23,965,084

NET ASSETS — 100.0%			$6,781,415,131

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown is the effective yield at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
515	2 Year U.S. Treasury Notes	Mar. 2016	$112,035,951	$111,875,704	$(160,247)
1,403	10 Year U.S. Treasury Notes	Mar. 2016	176,951,510	176,646,468	(305,042)
158	CAC40 10 Euro	Jan. 2016	7,775,770	7,964,648	188,878
29	DAX Index	Mar. 2016	8,073,534	8,487,236	413,702
655	Euro STOXX 50	Mar. 2016	22,427,825	23,362,096	934,271
44	FTSE 100 Index	Mar. 2016	3,830,206	4,020,344	190,138
94	Russell 2000 Mini Index	Mar. 2016	10,509,765	10,636,100	126,335
1,005	S&P 500 E-Mini	Mar. 2016	100,544,914	102,278,849	1,733,935
39	S&P 500 Index	Mar. 2016	19,511,700	19,845,150	333,450
101	TOPIX Index	Mar. 2016	13,219,618	13,003,661	(215,957)

					$3,239,463

(1)	U.S. Treasury securities with a combined market value of $16,697,061 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$6,233,195,159	$—	$—
U.S. Treasury Obligation	—	16,697,061	—
Affiliated Money Market Mutual Fund	507,557,827	—	—
Other Financial Instruments*
Futures Contracts	3,239,463	—	—

Total	$6,743,992,449	$16,697,061	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type

Core Bonds	54.0%
Large/Mid-Cap Growth	16.9
Money Market	8.8
Large/Mid-Cap Value	5.9
International Value	3.6
High Yield	3.5
International Growth	2.5
Large/Mid-Cap Blend	1.2
Small-Cap Value	1.0
Small-Cap Growth	1.0
Emerging Markets	1.0
U.S. Treasury Obligation	0.2

99.6
Other assets in excess of liabilities	0.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from/to broker-variation margin futures	$465,289	*
Equity contracts	Due from/to broker-variation margin futures	3,920,709	*	Due from/to broker-variation margin futures	215,957	*

Total		$3,920,709			$681,246

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$4,520,341
Equity contracts	9,037,918

Total	$13,558,259

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,548,758)
Equity contracts	(5,607,789)

Total	$(7,156,547)

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long positions was $513,718,939.

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $6,246,980,548)	$6,740,752,986
Unaffiliated investments (cost $16,693,960)	16,697,061
Foreign currency, at value (cost $26,902,814)	26,595,472
Dividends receivable	124,229
Receivable for fund share sold	54,138
Prepaid expenses	4,684

Total Assets	6,784,228,570

LIABILITIES:
Payable for fund share repurchased	1,452,224
Due to broker-variation margin futures	903,713
Advisory fees payable	339,174
Accrued expenses and other liabilities	117,098
Deferred trustees’ fees	890
Affiliated transfer agent fee payable	340

Total Liabilities	2,813,439

NET ASSETS	$6,781,415,131

Net assets were comprised of:
Paid-in capital	$4,935,047,807
Retained earnings	1,846,367,324

Net assets, December 31, 2015	$6,781,415,131

Net asset value and redemption price per share, $6,781,415,131 / 486,459,544 outstanding shares of beneficial interest	$13.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Affiliated dividend income	$1,011,323

EXPENSES
Advisory fees	10,834,875
Custodian and accounting fees	327,000
Trustees’ fees	78,000
Legal fees and expenses	25,000
Audit fee	24,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Commitment fee on syndicated credit agreement	7,000
Shareholders’ reports	4,000
Miscellaneous	17,360

Total expenses	11,333,235

NET INVESTMENT LOSS	(10,321,912)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $311,035,539)	311,044,996
Futures transactions	13,558,259
Foreign currency transactions	(1,918,480)

322,684,775

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(288,489,523))	(288,487,278)
Futures	(7,156,547)
Foreign currencies	1,308,488

(294,335,337)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	28,349,438

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,027,526

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(10,321,912)	$(11,021,078)
Net realized gain on investment and foreign currency transactions	322,684,775	247,895,321
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(294,335,337)	189,521,820

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,027,526	426,396,063

FUND SHARE TRANSACTIONS:
Fund share sold [4,874,570 and 7,771,826 shares, respectively]	68,402,570	106,004,965
Fund share repurchased [56,478,698 and 52,559,397 shares, respectively]	(793,234,994)	(713,364,139)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(724,832,424)	(607,359,174)

TOTAL DECREASE IN NET ASSETS	(706,804,898)	(180,963,111)
NET ASSETS:
Beginning of year	7,488,220,029	7,669,183,140

End of year	$6,781,415,131	$7,488,220,029

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 91.6%		Value (Note 2)
COMMON STOCKS — 63.9%	Shares
Aerospace & Defense — 1.3%
AAR Corp.	56,400	$1,482,756
Airbus Group SE (France)	177,555	11,965,030
B/E Aerospace, Inc.	112,900	4,783,573
Ducommun, Inc.*	10,400	168,688
Engility Holdings, Inc.	67,500	2,192,400
Esterline Technologies Corp.*	32,400	2,624,400
General Dynamics Corp.	177,000	24,312,720
Huntington Ingalls Industries, Inc.	250,441	31,768,441
Lockheed Martin Corp.	131,400	28,533,510
Orbital ATK, Inc.	167,200	14,937,648
QinetiQ Group PLC (United Kingdom)	63,467	252,962
Safran SA (France)	31,657	2,174,935
Thales SA (France)	10,560	790,417
United Technologies Corp.	145,700	13,997,399
Vectrus, Inc.*	21,100	440,779

		140,425,658

Air Freight & Logistics — 0.5%
Bollore SA (France)	88,505	412,403
C.H. Robinson Worldwide, Inc.	115,000	7,132,300
FedEx Corp.	161,100	24,002,289
Royal Mail PLC (United Kingdom)	431,082	2,823,551
United Parcel Service, Inc. (Class B Stock)	161,200	15,512,276

		49,882,819

Airlines — 0.9%
Air New Zealand Ltd. (New Zealand)	1,786,193	3,602,513
Alaska Air Group, Inc.	218,600	17,599,486
Cathay Pacific Airways Ltd. (Hong Kong)	75,000	129,049
Delta Air Lines, Inc.	469,600	23,804,024
easyJet PLC (United Kingdom)	309,303	7,932,735
Hawaiian Holdings, Inc.*	107,600	3,801,508
International Consolidated Airlines Group SA (United Kingdom)	82,210	736,867
Japan Airlines Co. Ltd. (Japan)	77,400	2,770,371
JetBlue Airways Corp.*	563,600	12,765,540
Qantas Airways Ltd. (Australia)*	53,191	157,662
Ryanair Holdings PLC (Ireland), ADR	40,987	3,543,736
Southwest Airlines Co.	510,800	21,995,048

		98,838,539

Auto Components — 0.4%
Autoneum Holding AG (Switzerland)*	800	161,083
Brembo SpA (Italy)	3,438	166,100
Calsonic Kansei Corp. (Japan)	339,000	2,988,643
Cie Generale des Etablissements Michelin (France)	20,090	1,912,228
Cooper Tire & Rubber Co.	180,400	6,828,140
Dana Holding Corp.	652,400	9,003,120
Faurecia (France)	92,510	3,706,872
Grammer AG (Germany)	5,461	161,442
Hyundai Mobis Co. Ltd. (South Korea)*	455	95,199
Koito Manufacturing Co. Ltd. (Japan)	10,700	438,780
Metaldyne Performance Group, Inc.	46,300	849,142
Nifco, Inc. (Japan)	4,600	213,050
Plastic Omnium SA (France)	6,266	199,177
Superior Industries International, Inc.	25,500	469,710
Tenneco, Inc.*	38,700	1,776,717
Topre Corp. (Japan)	6,400	146,795

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Tower International, Inc.	14,900	$425,693
Toyota Boshoku Corp. (Japan)	370,900	7,465,256
TS Tech Co. Ltd. (Japan)	5,400	139,662
Valeo SA (France)	8,120	1,251,905

		38,398,714

Automobiles — 0.6%
Daimler AG (Germany)	187,810	15,692,362
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	22,000	29,144
Fiat Chrysler Automobiles NV (United Kingdom)*	91,894	1,276,217
Ford Otomotiv Sanayi A/S (Turkey)	645	6,690
Fuji Heavy Industries Ltd. (Japan)	263,200	10,842,860
Geely Automobile Holdings Ltd. (China)	440,000	232,499
Hyundai Motor Co. (South Korea)	1,982	249,977
Kia Motors Corp. (South Korea)	7,059	314,761
Mahindra & Mahindra Ltd. (India), GDR	9,614	184,589
Mazda Motor Corp. (Japan)	452,200	9,331,037
Mitsubishi Motors Corp. (Japan)	64,600	546,551
Nissan Motor Co. Ltd. (Japan)	998,900	10,459,225
Peugeot SA (France)*	45,642	800,059
Renault SA (France)	30,240	3,026,904
Suzuki Motor Corp. (Japan)	36,900	1,121,163
Tata Motors Ltd. (India), ADR*	8,100	238,707
Thor Industries, Inc.	51,700	2,902,955
Toyota Motor Corp. (Japan)	106,500	6,558,166
Volkswagen AG (Germany)	3,737	574,256

		64,388,122

Banks — 4.4%
1st Source Corp.	9,990	308,391
Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	39,599	70,650
Agricultural Bank of China Ltd. (China) (Class H Stock)	241,000	98,075
Associated Banc-Corp.	340,000	6,375,000
Banc of California, Inc.	104,700	1,530,714
Banca Popolare di Milano Scarl (Italy)	499,935	495,169
BancFirst Corp.	15,900	932,058
Banco de Chile (Chile)	445,926	45,426
Banco do Brasil SA (Brazil)	60,600	225,780
Banco Santander Chile (Chile)	628,016	28,176
Banco Santander SA (Spain)	99,611	490,026
Bancolombia SA (Colombia)	29,122	198,153
Bangkok Bank PCL (Thailand)	4,700	20,070
Bank Hapoalim BM (Israel)	1,593,780	8,227,099
Bank of America Corp.	3,029,600	50,988,168
Bank of China Ltd. (China) (Class H Stock)	749,000	332,341
Bank of Communications Co. Ltd. (China) (Class H Stock)	403,000	282,615
Bank of Queensland Ltd. (Australia)	70,257	708,726
Banque Cantonale Vaudoise (Switzerland)	321	203,647
Barclays Africa Group Ltd. (South Africa)	3,205	29,737
BB&T Corp.	146,800	5,550,508
BBCN Bancorp, Inc.	107,000	1,842,540
Bendigo and Adelaide Bank Ltd. (Australia)	46,756	404,431
Berkshire Hills Bancorp, Inc.	78,800	2,293,868
BNP Paribas SA (France)	113,394	6,415,564
Camden National Corp.	4,600	202,814

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Capitec Bank Holdings Ltd. (South Africa)	5,296	$184,173
Central Pacific Financial Corp.	114,300	2,516,886
Chemical Financial Corp.	44,400	1,521,588
Chiba Bank Ltd. (The) (Japan)	70,000	496,736
China Construction Bank Corp. (China) (Class H Stock)	812,000	553,904
China Development Financial Holding Corp. (Taiwan)	69,000	17,210
China Everbright Bank Co. Ltd. (China) (Class H Stock)	463,000	224,188
China Merchants Bank Co. Ltd. (China) (Class H Stock)	43,000	100,656
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	375,000	225,233
Commonwealth Bank of Australia (Australia)	297,743	18,407,768
Credit Agricole SA (France)	108,578	1,279,506
CTBC Financial Holding Co. Ltd. (Taiwan)	149,000	76,288
Customers Bancorp, Inc.*	50,200	1,366,444
DGB Financial Group, Inc. (South Korea)*	1,707	14,542
DnB ASA (Norway)	354,040	4,362,206
Dubai Islamic Bank PJSC (United Arab Emirates)	25,924	43,386
E. Sun Financial Holding Co. Ltd. (Taiwan)	73,000	42,383
East West Bancorp, Inc.	174,345	7,245,778
Eighteenth Bank Ltd. (The) (Japan)	51,000	149,067
Enterprise Financial Services Corp.	14,400	408,240
Fidelity Southern Corp.	34,056	759,789
Financial Institutions, Inc.	14,500	406,000
First Bancorp	15,300	286,722
First Community Bancshares, Inc.	16,400	305,532
First Financial Corp.	10,200	346,494
First Interstate Bancsystem, Inc. (Class A Stock)	17,600	511,632
First Midwest Bancorp, Inc.	142,200	2,620,746
First NBC Bank Holding Co.*	8,500	317,815
FirstMerit Corp.	432,500	8,066,125
Fukuoka Financial Group, Inc. (Japan)	78,000	386,772
Great Southern Bancorp, Inc.	11,000	497,860
Great Western Bancorp, Inc.	119,600	3,470,792
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	32,800	59,188
Hachijuni Bank Ltd. (The) (Japan)	41,000	250,920
Hana Financial Group, Inc. (South Korea)	7,784	155,547
Hancock Holding Co.	79,600	2,003,532
Hanmi Financial Corp.	30,900	732,948
Heartland Financial USA, Inc.	31,900	1,000,384
Heritage Commerce Corp.	37,700	450,892
Hilltop Holdings, Inc.*	158,300	3,042,526
Horizon Bancorp	8,100	226,476
HSBC Holdings PLC (United Kingdom)	3,084,058	24,346,363
Iberiabank Corp.	58,300	3,210,581
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	688,000	412,400
Industrial Bank of Korea (South Korea)*	23,446	245,162
ING Groep NV (Netherlands), CVA	154,524	2,090,726
International Bancshares Corp.	39,515	1,015,535
Intesa Sanpaolo SpA (Italy)	1,452,781	4,824,712
Intesa Sanpaolo SpA (Italy) (Savings Share)	96,019	293,314
Joyo Bank Ltd. (The) (Japan)	68,000	321,562
JPMorgan Chase & Co.	962,900	63,580,287

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
KB Financial Group, Inc. (South Korea)*	3,557	$100,214
KBC Groep NV (Belgium)	152,799	9,553,987
Kyushu Financial Group, Inc. (Japan)*	36,400	256,506
MainSource Financial Group, Inc.	19,400	443,872
MidWestOne Financial Group, Inc.	6,300	191,583
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,606,200	16,143,452
Mizuho Financial Group, Inc. (Japan)	6,406,400	12,812,802
Nishi-Nippon City Bank Ltd. (The) (Japan)	409,000	1,077,987
Nordea Bank AB (Sweden)	311,157	3,413,940
Pacific Continental Corp.	21,410	318,581
Park Sterling Corp.	22,300	163,236
PNC Financial Services Group, Inc. (The)	68,000	6,481,080
Preferred Bank	11,300	373,126
Prosperity Bancshares, Inc.	64,500	3,086,970
Qatar National Bank SAQ (Qatar)	1,731	83,025
QCR Holdings, Inc.	11,600	281,764
Regions Financial Corp.	927,400	8,903,040
Republic Bancorp, Inc. (Class A Stock)	6,900	182,229
Resona Holdings, Inc. (Japan)	1,069,000	5,191,316
Sberbank of Russia (Russia), ADR	19,728	116,001
Shinhan Financial Group Co. Ltd. (South Korea)*	9,765	328,024
Signature Bank*	116,100	17,806,257
SinoPac Financial Holdings Co. Ltd. (Taiwan)	355,195	100,854
Societe Generale SA (France)	242,106	11,156,824
State Bank of India (India), GDR, RegS, (Chi-X)	4,178	141,008
Sumitomo Mitsui Financial Group, Inc. (Japan)	339,400	12,809,312
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,096,000	4,150,915
SunTrust Banks, Inc.	520,500	22,298,220
Suruga Bank Ltd. (Japan)	18,400	379,198
SVB Financial Group*	82,800	9,844,920
Synovus Financial Corp.	383,500	12,417,730
TCF Financial Corp.	918,400	12,967,808
Tristate Capital Holdings, Inc.*	17,200	240,628
Trustmark Corp.	101,800	2,345,472
Turkiye Garanti Bankasi A/S (Turkey)	20,557	50,080
U.S. Bancorp	148,000	6,315,160
Umpqua Holdings Corp.	120,400	1,914,360
United Overseas Bank Ltd. (Singapore)	18,800	259,192
Univest Corp. of Pennsylvania	14,300	298,298
VTB Bank PJSC (Russia), GDR, RegS	8,891	18,751
Wells Fargo & Co.	548,700	29,827,332
Westpac Banking Corp. (Australia)	27,994	678,567
Wilshire Bancorp, Inc.	110,250	1,273,388
Woori Bank (South Korea)	33,534	250,810

		470,823,081

Beverages — 0.8%
AMBEV SA (Brazil)	68,000	306,806
Anheuser-Busch InBev NV (Belgium)	28,391	3,533,201
Arca Continental SAB de CV (Mexico)	9,700	58,916
Asahi Group Holdings Ltd. (Japan)(a)	19,600	613,566
Boston Beer Co., Inc. (The) (Class A Stock)*	22,600	4,563,166
Britvic PLC (United Kingdom)	24,189	259,168

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
Coca-Cola Co. (The)	364,500	$15,658,920
Heineken Holding NV (Netherlands)	108,189	8,329,161
Heineken NV (Netherlands)	110,841	9,445,583
PepsiCo, Inc.	447,918	44,755,967
Pernod Ricard SA (France)	21,451	2,446,380
Royal Unibrew A/S (Denmark)	35,069	1,425,260
Treasury Wine Estates Ltd. (Australia)	59,128	355,012

		91,751,106

Biotechnology — 1.9%
Actelion Ltd. (Switzerland)*	24,011	3,336,176
Alkermes PLC*	8,100	642,978
Amgen, Inc.	245,300	39,819,549
Ardelyx, Inc.*	49,900	904,188
Biogen, Inc.*	61,400	18,809,890
BioSpecifics Technologies Corp.*	20,100	863,697
Celgene Corp.*	294,000	35,209,440
Concert Pharmaceuticals, Inc.*	122,300	2,320,031
CSL Ltd. (Australia)	29,214	2,227,261
Cytokinetics, Inc.*	177,000	1,851,420
Eagle Pharmaceuticals, Inc.*(a)	9,400	833,498
Emergent Biosolutions, Inc.*	84,600	3,384,846
Genomic Health, Inc.*	14,806	521,171
Gilead Sciences, Inc.	293,300	29,679,027
Grifols SA (Spain)	15,388	711,265
Halozyme Therapeutics, Inc.*(a)	219,500	3,803,935
ImmunoGen, Inc.*(a)	185,900	2,522,663
Ophthotech Corp.*(a)	60,400	4,743,212
Prothena Corp. PLC (Ireland)*	42,600	2,901,486
Regeneron Pharmaceuticals, Inc.*	44,100	23,940,567
Repligen Corp.*	26,400	746,856
United Therapeutics Corp.*(a)	130,300	20,406,283

		200,179,439

Building Products — 0.5%
A.O. Smith Corp.	104,690	8,020,301
American Woodmark Corp.*	10,000	799,800
Armstrong World Industries, Inc.*	29,000	1,326,170
Asahi Glass Co. Ltd. (Japan)(a)	99,000	567,156
Central Glass Co. Ltd. (Japan)	44,000	201,809
Continental Building Products, Inc.*	235,900	4,118,814
Kingspan Group PLC (Ireland)	15,285	403,001
Masco Corp.	939,200	26,579,360
Owens Corning	72,100	3,390,863
Patrick Industries, Inc.*	97,850	4,256,475
Universal Forest Products, Inc.	68,300	4,669,671

		54,333,420

Capital Markets — 0.9%
3i Group PLC (United Kingdom)	99,002	701,316
Associated Capital Group, Inc. (Class A Stock)*	6,500	198,250
AURELIUS SE & Co. KGaA (Germany)	32,350	1,679,224
Bank of New York Mellon Corp. (The)	32,000	1,319,040
BT Investment Management Ltd. (Australia)	19,303	179,522
CETIP SA — Mercados Organizados (Brazil)	2,300	21,801
China Cinda Asset Management Co. Ltd. (China) (Class H Stock)	202,000	74,348
China Everbright Ltd. (China)	98,000	223,834

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
China Galaxy Securities Co. Ltd. (China) (Class H Stock)	33,000	$29,992
CITIC Securities Co. Ltd (China) (Class H Stock)	20,500	47,502
Daewoo Securities Co. Ltd. (South Korea)*	1,850	14,644
Deutsche Beteiligungs AG (Germany)	12,753	411,413
Federated Investors, Inc. (Class B Stock)	76,100	2,180,265
Franklin Resources, Inc.	41,600	1,531,712
GAMCO Investors, Inc. (Class A Stock)	6,200	192,448
GF Securities Co. Ltd. (China) (Class H Stock)*	9,200	22,947
Goldman Sachs Group, Inc. (The)(a)	168,100	30,296,663
Haitong International Securities Group Ltd. (Hong Kong)	232,000	141,463
Haitong Securities Co. Ltd. (China) (Class H Stock)	31,600	55,416
Huatai Securities Co. Ltd. (China) (Class H Stock)*	8,200	18,956
Intermediate Capital Group PLC (United Kingdom)	31,450	289,925
INTL. FCStone, Inc.*	65,300	2,184,938
Investec PLC (South Africa)	56,646	399,413
Investment Technology Group, Inc.	53,900	917,378
Jafco Co. Ltd. (Japan)	19,700	767,969
Korea Investment Holdings Co. Ltd. (South Korea)*	1,778	74,300
Macquarie Group Ltd. (Australia)	31,322	1,873,771
Magellan Financial Group Ltd. (Australia)	265,234	5,213,223
Mediobanca SpA (Italy)	107,388	1,029,433
Morgan Stanley	281,300	8,948,153
Nomura Holdings, Inc. (Japan)	367,400	2,046,438
Oppenheimer Holdings, Inc. (Class A Stock)	23,300	404,954
Piper Jaffray Cos.*	139,000	5,615,600
Raymond James Financial, Inc.	73,700	4,272,389
Stifel Financial Corp.*	80,600	3,414,216
UBS Group AG (Switzerland)	306,212	5,940,351
Virtu Financial, Inc. (Class A Stock)(a)	175,800	3,980,112
Waddell & Reed Financial, Inc. (Class A Stock)	341,036	9,774,092

		96,487,411

Chemicals — 1.3%
Air Products & Chemicals, Inc.	92,000	11,970,120
Asahi Kasei Corp. (Japan)	1,430,000	9,669,812
Cabot Corp.	372,200	15,215,536
Chemours Co. (The)	687,300	3,683,928
Daicel Corp. (Japan)	198,300	2,951,082
Denka Co. Ltd. (Japan)	46,000	203,829
EMS-Chemie Holding AG (Switzerland)	524	230,611
FutureFuel Corp.	98,389	1,328,251
Grupa Azoty SA (Poland)*	746	18,923
Huntsman Corp.	899,400	10,226,178
Hyosung Corp. (South Korea)*	2,393	236,676
Innophos Holdings, Inc.	17,200	498,456
K+S AG (Germany)	19,131	487,674
Kanto Denka Kogyo Co. Ltd. (Japan)	21,000	137,727
Koppers Holdings, Inc.*	201,100	3,670,075
Kureha Corp. (Japan)	39,000	150,278
LG Chem Ltd. (South Korea)	509	140,526
Lotte Chemical Corp. (South Korea)*	436	88,965

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	220,900	$19,196,210
Minerals Technologies, Inc.	181,500	8,323,590
Mitsubishi Chemical Holdings Corp. (Japan)	136,900	868,592
Mitsubishi Gas Chemical Co., Inc. (Japan)	693,000	3,543,671
Mosaic Co. (The)	264,400	7,294,796
Nan Ya Plastics Corp. (Taiwan)	49,000	90,523
Nissan Chemical Industries Ltd. (Japan)	11,900	270,143
Nuplex Industries Ltd. (New Zealand)	229,223	743,905
Petronas Chemicals Group Bhd (Malaysia)	83,800	141,551
Rayonier Advanced Materials, Inc.(a)	511,000	5,002,690
Scotts Miracle-Gro Co. (The) (Class A Stock)	119,900	7,734,749
Stepan Co.	17,200	854,668
Teijin Ltd. (Japan)	95,000	323,747
Toray Industries, Inc. (Japan)	151,000	1,403,171
Tosoh Corp. (Japan)	503,000	2,587,438
Trecora Resources*	18,625	230,764
Tredegar Corp.	67,400	917,988
Ube Industries Ltd. (Japan)	112,000	236,680
Westlake Chemical Corp.	83,000	4,508,560
Yara International ASA (Norway)	180,970	7,783,206
Zeon Corp. (Japan)	537,000	4,320,666

		137,285,955

Commercial Services & Supplies — 0.5%
Copart, Inc.*	491,200	18,670,512
Deluxe Corp.	157,800	8,606,412
Downer EDI Ltd. (Australia)	58,989	153,449
Ennis, Inc.	91,800	1,767,150
Herman Miller, Inc.	397,900	11,419,730
Interface, Inc.	120,100	2,298,714
Kaba Holding AG (Switzerland) (Class B Stock)	1,626	1,104,266
Kimball International, Inc. (Class B Stock)	46,200	451,374
Nissha Printing Co. Ltd. (Japan)	88,600	1,720,661
Regus PLC (United Kingdom)	566,001	2,781,103
Rentokil Initial PLC (United Kingdom)	1,281,852	3,007,551
RR Donnelley & Sons Co.(a)	218,000	3,208,960
Securitas AB (Sweden) (Class B Stock)	31,614	483,407
Steelcase, Inc. (Class A Stock)	87,200	1,299,280
UniFirst Corp.	12,500	1,302,500
Viad Corp.	5,700	160,911
West Corp.	54,200	1,169,094

		59,605,074

Communications Equipment — 0.9%
Alliance Fiber Optic Products, Inc.*	83,200	1,261,312
Brocade Communications Systems, Inc.	43,400	398,412
Calix, Inc.*	58,400	459,608
Cisco Systems, Inc.	1,229,500	33,387,073
Ixia*	302,900	3,765,047
Juniper Networks, Inc.	850,500	23,473,800
Netgear, Inc.*	91,500	3,834,765
Pace PLC (United Kingdom)	30,821	197,293
Plantronics, Inc.	53,300	2,527,486
Polycom, Inc.*	421,352	5,304,822
QUALCOMM, Inc.	334,000	16,694,990
ShoreTel, Inc.*	230,300	2,038,155

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
ZTE Corp. (China) (Class H Stock)	7,400	$16,799

		93,359,562

Construction & Engineering — 0.5%
Acs Actividades de Construccion y Servicios SA (Spain)	12,164	355,890
Argan, Inc.	30,000	972,000
Carillion PLC (United Kingdom)(a)	43,758	195,434
China Railway Construction Corp. Ltd. (China) (Class H Stock)	166,500	204,923
China Railway Group Ltd. (China) (Class H Stock)	10,000	7,542
China State Construction International Holdings Ltd. (China)	16,000	27,669
CIMIC Group Ltd. (Australia)	10,313	180,908
Comfort Systems USA, Inc.	102,900	2,924,418
Dialog Group Bhd (Malaysia)	32,200	11,968
EMCOR Group, Inc.	204,400	9,819,376
Ferrovial SA (Spain)	45,608	1,031,349
Galliford Try PLC (United Kingdom)	133,142	2,991,675
Hazama Ando Corp. (Japan)	433,400	2,336,969
KBR, Inc.	620,900	10,505,628
Larsen & Toubro Ltd. (India), GDR, RegS	3,031	58,801
Obayashi Corp. (Japan)	876,000	8,083,030
Penta-Ocean Construction Co. Ltd. (Japan)	41,300	172,551
Sacyr SA (Spain)(a)	1,878,969	3,689,019
Taisei Corp. (Japan)	107,000	704,806
Vinci SA (France)	159,170	10,202,017

		54,475,973

Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	11,500	30,740
Buzzi Unicem SpA (Italy)	14,652	161,830
Cementir Holding SpA (Italy)	70,827	450,537
CRH PLC (Ireland)	50,135	1,445,848
CSR Ltd. (Australia)	1,663,912	3,472,820
Headwaters, Inc.*	350,700	5,916,309
Siam Cement PCL (The) (Thailand)	2,450	30,921
Sumitomo Osaka Cement Co. Ltd. (Japan)	1,931,000	7,081,906
United States Lime & Minerals, Inc.	7,900	434,184

		19,025,095

Consumer Finance — 0.5%
Capital One Financial Corp.	277,900	20,058,822
Enova International, Inc.*	70,600	466,666
Gentera SAB de CV (Mexico)	10,800	20,899
Hitachi Capital Corp. (Japan)	5,200	139,713
Navient Corp.	2,397,200	27,447,940
Nelnet, Inc. (Class A Stock)	202,500	6,797,925
Provident Financial PLC (United Kingdom)	22,421	1,111,699
Samsung Card Co. Ltd. (South Korea)*	604	15,813

		56,059,477

Containers & Packaging — 0.4%
Bemis Co., Inc.	118,100	5,277,889
BillerudKorsnas AB (Sweden)	85,650	1,585,091
Crown Holdings, Inc.*	83,800	4,248,660
Greif, Inc. (Class A Stock)	91,100	2,806,791
International Paper Co.	291,400	10,985,780
Klabin SA (Brazil), UTS	5,300	31,415

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging (continued)
Packaging Corp. of America	150,342	$9,479,063
Smurfit Kappa Group PLC (Ireland)	24,511	627,755
Sonoco Products Co.	187,500	7,663,125

		42,705,569

Distributors — 0.2%
Inchcape PLC (United Kingdom)	418,124	4,824,208
LKQ Corp.*	411,400	12,189,782
Pacific Brands Ltd. (Australia)*	459,019	261,832
Pool Corp.	23,400	1,890,252

		19,166,074

Diversified Consumer Services — 0.2%
American Public Education, Inc.*	19,400	361,034
Apollo Education Group, Inc.*	857,600	6,577,792
Grand Canyon Education, Inc.*	30,500	1,223,660
Kroton Educacional SA (Brazil)	13,600	32,760
New Oriental Education & Technology Group Inc. (China), ADR	700	21,959
Service Corp. International	418,100	10,878,962

		19,096,167

Diversified Financial Services — 1.2%
Banca IFIS SpA (Italy)	4,940	153,900
Berkshire Hathaway, Inc. (Class B Stock)*	443,786	58,597,503
BM&FBovespa SA (Brazil)	17,500	48,171
CBOE Holdings, Inc.(a)	156,900	10,182,810
Fubon Financial Holding Co. Ltd. (Taiwan)	199,000	270,686
Gain Capital Holdings, Inc.	62,000	502,820
Groupe Bruxelles Lambert SA (Belgium)	8,568	733,145
Investor AB (Sweden) (Class B Stock)	255,033	9,372,509
McGraw Hill Financial, Inc.	217,700	21,460,866
Metro Pacific Investments Corp. (Philippines)	136,300	15,037
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	65,200	335,535
MSCI, Inc.	152,100	10,970,973
Nasdaq, Inc.	212,500	12,361,125
ORIX Corp. (Japan)	675,100	9,470,616
RMB Holdings Ltd. (South Africa)	55,662	199,567

		134,675,263

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	1,517,208	52,207,127
Atlantic Tele-Network, Inc.	17,700	1,384,671
BT Group PLC (United Kingdom)	706,423	4,905,131
China Telecom Corp. Ltd. (China) (Class H Stock)	130,000	60,641
China Unicom Hong Kong Ltd. (China)	62,000	74,896
Chunghwa Telecom Co. Ltd. (Taiwan)	37,000	111,462
Cincinnati Bell, Inc.*	55,600	200,160
Deutsche Telekom AG (Germany)	323,800	5,815,689
Hellenic Telecommunications Organization SA (Greece)	8,971	89,783
IDT Corp. (Class B Stock)	39,400	459,404
Inteliquent, Inc.	66,800	1,187,036
Intelsat SA*(a)	79,100	329,056
LG Uplus Corp. (South Korea)*	25,024	220,969
Nippon Telegraph & Telephone Corp. (Japan)	292,600	11,644,929
Orange SA (France)	631,503	10,562,405

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Rostelecom PJSC (Russia), ADR	2,328	$17,344
Spark New Zealand Ltd. (New Zealand)	3,350,524	7,544,229
Telecom Italia SpA (Italy)*(a)	1,229,391	1,558,033
Telecom Italia SpA (Italy) (Savings Share)	614,204	630,378
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	470,000	105,269
Telesites SAB (Mexico)*	15,365	9,994
Telkom SA SOC Ltd. (South Africa)	50,754	210,869
Turk Telekomunikasyon A/S (Turkey)	7,826	14,636
Verizon Communications, Inc.	1,147,700	53,046,694

		152,390,805

Electric Utilities — 1.2%
Allete, Inc.	33,500	1,702,805
BKW AG (Switzerland)	16,551	626,867
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	64,000	591,288
Chubu Electric Power Co., Inc. (Japan)	65,300	894,201
Chugoku Electric Power Co., Inc. (The) (Japan)	32,000	422,508
Duke Energy Corp.	39,200	2,798,488
EDP — Energias de Portugal SA (Portugal)	129,543	466,790
El Paso Electric Co.	49,300	1,898,050
Electricite de France SA (France)	545,491	8,033,753
Endesa SA (Spain)(a)	314,425	6,316,721
Energa SA (Poland)	3,593	11,567
Entergy Corp.	78,200	5,345,752
Exelon Corp.	779,500	21,646,715
FirstEnergy Corp.	324,200	10,286,866
Fortum OYJ (Finland)	576,798	8,690,336
Hokkaido Electric Power Co., Inc. (Japan)*	18,900	194,185
Hokuriku Electric Power Co. (Japan)	17,300	255,667
IDACORP, Inc.	35,800	2,434,400
Kansai Electric Power Co., Inc. (The) (Japan)*	71,900	862,066
Korea Electric Power Corp. (South Korea)*	7,716	326,905
Kyushu Electric Power Co., Inc. (Japan)*	43,700	476,291
NextEra Energy, Inc.	113,300	11,770,737
OGE Energy Corp.	556,200	14,622,498
PPL Corp.	587,400	20,047,962
Red Electrica Corp. SA (Spain)	10,973	916,576
Shikoku Electric Power Co., Inc. (Japan)	18,400	287,431
SSE PLC (United Kingdom)	62,069	1,393,691
Tenaga Nasional Bhd (Malaysia)	90,900	281,444
Tohoku Electric Power Co., Inc. (Japan)	46,300	578,811
Tokyo Electric Power Co., Inc. (Japan)*	146,600	844,161

		125,025,532

Electrical Equipment — 0.5%
Acuity Brands, Inc.	90,800	21,229,040
Eaton Corp. PLC	24,900	1,295,796
Fujikura Ltd. (Japan)	29,000	156,642
Gamesa Corp. Tecnologica SA (Spain)	24,199	414,288
Nordex SE (Germany)*	127,943	4,493,644
OSRAM Licht AG (Germany)	9,096	380,024
Prysmian SpA (Italy)	19,942	435,718
Regal-Beloit Corp.	174,600	10,217,592
Sanyo Denki Co. Ltd. (Japan)	86,000	534,436
Vestas Wind Systems A/S (Denmark)	154,450	10,786,602

		49,943,782

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components — 1.2%
AAC Technologies Holdings, Inc. (China)	7,000	$45,537
Alps Electric Co. Ltd. (Japan)	260,200	7,056,110
Anixter International, Inc.*	53,700	3,242,943
Arrow Electronics, Inc.*	249,700	13,528,746
Avnet, Inc.	348,489	14,929,269
CDW Corp.	257,900	10,842,116
Checkpoint Systems, Inc.	105,800	663,366
Citizen Holdings Co. Ltd. (Japan)	27,600	198,369
ePlus, Inc.*	20,300	1,893,178
FIH Mobile Ltd. (China)	330,000	125,592
Hon Hai Precision Industry Co. Ltd. (Taiwan)	221,560	542,223
Ibiden Co. Ltd. (Japan)	36,800	527,580
Ingenico Group (France)	6,021	759,981
Ingram Micro, Inc. (Class A Stock)	466,500	14,172,270
Insight Enterprises, Inc.*	8,900	223,568
IPG Photonics Corp.*(a)	59,900	5,340,684
Jabil Circuit, Inc.	367,700	8,563,733
Japan Display, Inc. (Japan)*	989,500	2,851,007
Keysight Technologies, Inc.*	211,300	5,986,129
Largan Precision Co. Ltd. (Taiwan)	4,000	273,699
Methode Electronics, Inc.	19,700	627,051
Murata Manufacturing Co. Ltd. (Japan)	59,900	8,618,489
Nippon Chemi-Con Corp. (Japan)	83,000	146,439
Nippon Electric Glass Co. Ltd. (Japan)	42,000	211,687
Orbotech Ltd. (Israel)*	47,000	1,040,110
PC Connection, Inc.	38,700	876,168
Samsung Electro-Mechanics Co. Ltd. (South Korea)*	601	31,932
Sanmina Corp.*	96,100	1,977,738
ScanSource, Inc.*	75,900	2,445,498
SYNNEX Corp.(a)	15,600	1,402,908
Taiyo Yuden Co. Ltd. (Japan)	566,300	7,831,781
TDK Corp. (Japan)	12,400	794,145
Tech Data Corp.*	92,300	6,126,874
Trimble Navigation Ltd.*	46,100	988,845
Yokogawa Electric Corp. (Japan)	24,300	292,230
Zhen Ding Technology Holding Ltd. (Taiwan)	4,000	9,120

		125,187,115

Energy Equipment & Services — 0.2%
Archrock, Inc.	89,600	673,792
Atwood Oceanics, Inc.(a)	74,400	761,112
Ensco PLC (Class A Stock)	807,200	12,422,808
Matrix Service Co.*	76,900	1,579,526
Nabors Industries Ltd.	482,300	4,104,373
Noble Corp. PLC(a)	375,400	3,960,470
Ocean Yield ASA (Norway)	90,124	695,488
Seadrill Ltd. (United Kingdom)*(a)	38,806	134,013
Transocean Ltd.(a)	36,037	450,481

		24,782,063

Food & Staples Retailing — 1.2%
Almacenes Exito SA (Colombia)	24,061	102,323
BIM Birlesik Magazalar A/S (Turkey)	2,057	36,208
Casey’s General Stores, Inc.	63,500	7,648,575
Casino Guichard Perrachon SA (France)(a)	7,578	348,140
Fresh Market, Inc. (The)*(a)	109,200	2,557,464
Greggs PLC (United Kingdom)	22,401	434,287
ICA Gruppen AB (Sweden)(a)	212,191	7,706,004

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Ingles Markets, Inc. (Class A Stock)	124,500	$5,487,960
J Sainsbury PLC (United Kingdom)	2,173,754	8,278,147
Kroger Co. (The)	650,760	27,221,291
Magnit PJSC (Russia), GDR, RegS	2,478	99,665
Metro AG (Germany)	268,086	8,540,550
Smart & Final Stores, Inc.*	14,500	264,045
Sonae SGPS SA (Portugal)	126,198	143,425
Spar Group Ltd. (The) (South Africa)	16,513	196,476
SUPERVALU, Inc.*	1,648,600	11,177,508
Village Super Market, Inc. (Class A Stock)	8,900	234,515
Wal-Mart de Mexico SAB de CV (Mexico)	146,800	370,439
Wal-Mart Stores, Inc.	586,500	35,952,450
Weis Markets, Inc.	7,800	345,540
Wesfarmers Ltd. (Australia)	359,000	10,823,136

		127,968,148

Food Products — 1.2%
Archer-Daniels-Midland Co.	593,500	21,769,580
Astra Agro Lestari Tbk PT (Indonesia)	6,900	7,865
Atria Oyj (Finland)	29,958	294,403
Austevoll Seafood ASA (Norway)	123,515	750,291
BRF SA (Brazil)	6,100	85,419
Bunge Ltd.	308,800	21,084,864
Charoen Pokphand Foods PCL (Thailand)	433,600	220,505
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	10	745,008
ConAgra Foods, Inc.	228,800	9,646,208
Corbion NV (Netherlands)	115,215	2,789,546
Ebro Foods SA (Spain)	169,515	3,334,516
Farmer Brothers Co.*	16,400	529,228
Flowers Foods, Inc.	566,300	12,169,787
Gruma SAB de CV (Mexico) (Class B Stock)	1,800	25,249
Indofood Sukses Makmur Tbk PT (Indonesia)	146,900	54,679
Ingredion, Inc.	175,900	16,858,256
JBS SA (Brazil)	67,800	211,647
Kerry Group PLC (Ireland) (Class A Stock)	15,745	1,302,744
Lancaster Colony Corp.	77,600	8,959,696
Leroy Seafood Group ASA (Norway)	25,479	947,078
Mitsui Sugar Co. Ltd. (Japan)	36,000	162,059
Nestle SA (Switzerland)	194,541	14,441,800
Nippon Suisan Kaisha Ltd. (Japan)	45,800	256,325
PPB Group Bhd (Malaysia)	4,700	17,351
Salmar ASA (Norway)	109,468	1,910,426
Schouw & Co. (Denmark)	5,652	317,223
Seaboard Corp.*	320	926,317
Select Harvests Ltd. (Australia)	316,085	1,946,394
Tassal Group Ltd. (Australia)	545,393	1,858,767
Thai Union Frozen Products Pcl (Thailand)	505,800	241,761
Tiger Brands Ltd. (South Africa)	1,616	33,101
Uni-President Enterprises Corp. (Taiwan)	48,000	80,013
Wilmar International Ltd. (Singapore)	3,887,400	8,020,996

		131,999,102

Gas Utilities — 0.4%
Ascopiave SpA (Italy)	85,872	203,815
Atmos Energy Corp.	10,583	667,152
Chesapeake Utilities Corp.	7,750	439,813
National Fuel Gas Co.	100,800	4,309,200

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities (continued)
New Jersey Resources Corp.	40,900	$1,348,064
Questar Corp.	459,300	8,947,164
UGI Corp.	605,650	20,446,744
WGL Holdings, Inc.	97,400	6,135,226

		42,497,178

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	469,300	21,076,263
ABIOMED, Inc.*	33,500	3,024,380
Align Technology, Inc.*	54,700	3,601,995
Ansell Ltd. (Australia)	79,494	1,231,932
Atrion Corp.	800	304,960
C.R. Bard, Inc.	103,400	19,588,096
DiaSorin SpA (Italy)	3,412	179,205
Draegerwerk AG & Co. KGaA (Germany)	8,867	581,230
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	460,886	2,801,814
Halyard Health, Inc.*	413,500	13,815,035
Hill-Rom Holdings, Inc.	222,100	10,674,126
Hologic, Inc.*	761,600	29,466,304
Hoya Corp. (Japan)	46,100	1,885,148
ICU Medical, Inc.*	30,100	3,394,678
Invacare Corp.	33,400	580,826
Livanova PLC*(a)	166,100	9,861,357
Masimo Corp.*	142,400	5,911,024
Medtronic PLC	20,200	1,553,784
Merit Medical Systems, Inc.*	37,200	691,548
Natus Medical, Inc.*	7,000	336,350
Nipro Corp. (Japan)	13,100	143,249
NuVasive, Inc.*	62,500	3,381,875
NxStage Medical, Inc.*	55,500	1,216,005
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	32,000	21,881
Steris PLC	80,400	6,057,336
Stryker Corp.	229,700	21,348,318

		162,728,719

Health Care Providers & Services — 1.7%
Aetna, Inc.	104,600	11,309,352
Alfresa Holdings Corp. (Japan)	17,600	347,605
Anthem, Inc.	164,800	22,979,712
Centene Corp.*	211,900	13,945,139
Chemed Corp.(a)	4,900	734,020
CIGNA Corp.	32,400	4,741,092
CorVel Corp.*	14,200	623,664
Express Scripts Holding Co.*(a)	327,700	28,644,257
Fresenius SE & Co. KGaA (Germany)	38,788	2,762,971
HCA Holdings, Inc.*	15,600	1,055,028
LHC Group, Inc.*	44,300	2,006,347
Life Healthcare Group Holdings Ltd. (South Africa)	5,217	11,842
LifePoint Health Inc.*	25,400	1,864,360
McKesson Corp.	118,300	23,332,309
Mediclinic International Ltd. (South Africa)	4,687	36,052
Medipal Holdings Corp. (Japan)	274,300	4,675,169
MEDNAX, Inc.*	119,900	8,592,034
Molina Healthcare, Inc.*(a)	230,400	13,853,952
National Healthcare Corp.	14,500	894,650
Netcare Ltd. (South Africa)	53,488	117,149
PharMerica Corp.*	36,300	1,270,500

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Primary Health Care Ltd. (Australia)	401,544	$679,425
Ramsay Health Care Ltd. (Australia)	14,282	702,276
Ryman Healthcare Ltd. (New Zealand)	37,866	219,756
Select Medical Holdings Corp.	87,096	1,037,313
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	121,300	261,451
Sinopharm Group Co. Ltd. (China) (Class H Stock)	12,000	47,907
Sonic Healthcare Ltd. (Australia)	38,416	497,377
Suzuken Co. Ltd. (Japan)	7,700	292,617
Toho Holdings Co. Ltd. (Japan)	6,900	167,723
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	35,400	846,414
UnitedHealth Group, Inc.	154,000	18,116,560
VCA, Inc.*	267,300	14,701,500

		181,367,523

Health Care Technology
MedAssets, Inc.*	19,300	597,142
Quality Systems, Inc.	215,800	3,478,696

		4,075,838

Hotels, Restaurants & Leisure — 1.5%
888 Holdings PLC (United Kingdom)	174,161	468,637
Betfair Group PLC (United Kingdom)	132,524	7,619,792
Bloomin’ Brands, Inc.	276,100	4,663,329
Boyd Gaming Corp.*(a)	231,300	4,595,931
Bravo Brio Restaurant Group, Inc.*	19,400	174,600
Brinker International, Inc.	264,100	12,663,595
Carnival Corp.	186,900	10,182,312
Carrols Restaurant Group, Inc.*	133,100	1,562,594
Cheesecake Factory, Inc. (The)	238,200	10,983,402
Chipotle Mexican Grill, Inc.*(a)	23,600	11,324,460
Denny’s Corp.*	273,800	2,691,454
Domino’s Pizza Group PLC (United Kingdom)	17,928	277,868
Emperor Entertainment Hotel Ltd. (Hong Kong)	920,000	167,996
Extended Stay America, Inc.	105,400	1,675,860
Fiesta Restaurant Group, Inc.*	29,500	991,200
Flight Centre Travel Group Ltd. (Australia)(a)	177,115	5,108,113
Greene King PLC (United Kingdom)	31,699	433,963
International Speedway Corp. (Class A Stock)	53,500	1,804,020
Isle of Capri Casinos, Inc.*	138,900	1,934,877
Jack in the Box, Inc.	122,072	9,364,143
Kangwon Land, Inc. (South Korea)*	7,026	229,317
Marriott Vacations Worldwide Corp.	34,800	1,981,860
McDonald’s Corp.	288,700	34,107,018
Monarch Casino & Resort, Inc.*	13,300	302,176
Paddy Power PLC (Ireland)	1,766	235,863
Panera Bread Co. (Class A Stock)*	15,500	3,019,090
Papa John’s International, Inc.	4,300	240,241
Ruth’s Hospitality Group, Inc.	58,800	936,096
Sodexo (France)	9,477	925,879
Star Entertainment Group Ltd, (The) (Australia)	80,096	293,907
Starbucks Corp.	39,100	2,347,173
Texas Roadhouse, Inc.	7,800	279,006

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
TUI AG (Germany)	51,416	$918,043
Yum! Brands, Inc.	316,900	23,149,545

		157,653,360

Household Durables — 0.7%
Arcelik A/S (Turkey)	2,269	10,862
Barratt Developments PLC (United Kingdom)	894,802	8,245,393
Bellway PLC (United Kingdom)	205,180	8,579,329
Berkeley Group Holdings PLC (United Kingdom)	13,071	710,590
Cavco Industries, Inc.*	5,600	466,536
D.R. Horton, Inc.	101,300	3,244,639
De’longhi SpA (Italy)	16,617	496,364
Electrolux AB (Sweden) (Class B Stock)	81,214	1,959,483
Flexsteel Industries, Inc.	7,500	331,350
Fujitsu General Ltd. (Japan)	11,000	139,904
Hanssem Co. Ltd. (South Korea)*	84	16,459
Haseko Corp. (Japan)	15,500	171,374
La-Z-Boy, Inc.	366,725	8,955,425
Nikon Corp. (Japan)(a)	181,200	2,426,898
Nobia AB (Sweden)	11,782	147,429
NVR, Inc.*	9,600	15,772,800
Persimmon PLC (United Kingdom)*	16,624	495,952
Pioneer Corp. (Japan)*	148,600	409,083
Redrow PLC (United Kingdom)	118,146	818,562
SEB SA (France)	2,447	251,213
Sekisui House Ltd. (Japan)	66,200	1,113,071
Sumitomo Forestry Co. Ltd. (Japan)	12,300	165,965
Taylor Morrison Home Corp. (Class A Stock)*	233,400	3,734,400
Taylor Wimpey PLC (United Kingdom)	1,851,419	5,534,597
Tempur Sealy International, Inc.*	185,800	13,091,468
Token Corp. (Japan)	14,400	1,111,482
Zagg, Inc.*	172,600	1,888,244

		80,288,872

Household Products — 1.0%
Church & Dwight Co., Inc.	27,100	2,300,248
Colgate-Palmolive Co.	175,400	11,685,148
Kimberly-Clark Corp.	213,200	27,140,360
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	106,800	250,168
Procter & Gamble Co. (The)	614,800	48,821,268
Reckitt Benckiser Group PLC (United Kingdom)	63,466	5,872,312
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	300,437	8,706,699
Unilever Indonesia Tbk PT (Indonesia)	17,600	46,982

		104,823,185

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp.	1,008,400	9,650,388
China Power International Development Ltd. (China)	30,000	17,269
China Resources Power Holdings Co. Ltd. (China)	18,000	34,825
Electric Power Development Co. Ltd. (Japan)	14,800	527,126

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
Huadian Power International Corp. Ltd. (China) (Class H Stock)	320,000	$207,064
Huaneng Power International, Inc. (China) (Class H Stock)	34,000	29,114
NRG Energy, Inc.	1,741,400	20,496,278
Ormat Technologies, Inc.	7,900	288,113
Talen Energy Corp.*(a)	1,312,900	8,179,367
Tractebel Energia SA (Brazil)	8,400	71,107

		39,500,651

Industrial Conglomerates — 0.9%
3M Co.	174,800	26,331,872
Alfa SAB de CV (Mexico) (Class A Stock)	25,900	51,245
Bidvest Group Ltd (The) (South Africa)	3,136	66,562
Carlisle Cos., Inc.	256,247	22,726,546
CITIC Ltd. (China)	45,000	79,346
CK Hutchison Holdings Ltd. (Hong Kong)	877,796	11,799,271
Danaher Corp.	65,400	6,074,352
DCC PLC (United Kingdom)	69,457	5,802,610
Enka Insaat ve Sanayi A/S (Turkey)	18,757	29,051
Far Eastern New Century Corp. (Taiwan)	30,980	24,203
General Electric Co.	525,071	16,355,962
Hopewell Holdings Ltd. (Hong Kong)	350,000	1,253,893
JG Summit Holdings, Inc. (Philippines)	23,070	35,901
KOC Holding A/S (Turkey)	13,773	51,583
Roper Industries, Inc.	35,100	6,661,629
Samsung C&T Corp. (South Korea)*	762	89,944
Shun Tak Holdings Ltd. (Hong Kong)	3,440,000	1,291,439
Siemens AG (Germany)	15,634	1,512,533
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	229,397	250,714

		100,488,656

Insurance — 2.3%
Aflac, Inc.	155,000	9,284,500
AIA Group Ltd. (Hong Kong)	34,000	203,153
Alleghany Corp.*	27,900	13,334,247
Allianz SE (Germany)	94,373	16,635,977
Allstate Corp. (The)	236,100	14,659,449
American Equity Investment Life Holding Co.	65,100	1,564,353
American Financial Group, Inc.	198,300	14,293,464
Aspen Insurance Holdings Ltd. (Bermuda)	120,100	5,800,830
AXA SA (France)	197,768	5,403,757
Baloise Holding AG (Switzerland)	32,409	4,107,464
BB Seguridade Participacoes SA (Brazil)	6,600	40,588
Beazley PLC (United Kingdom)	49,661	285,143
Cathay Financial Holding Co. Ltd. (Taiwan)	232,550	325,789
China Life Insurance Co. Ltd. (China) (Class H Stock)	13,000	41,733
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	12,600	51,564
CNA Financial Corp.	45,600	1,602,840
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	67,400	1,121,380
EMC Insurance Group, Inc.	10,550	266,915
Endurance Specialty Holdings Ltd.	187,600	12,004,524
Erie Indemnity Co. (Class A Stock)	27,100	2,591,844
Everest Re Group Ltd.	37,600	6,884,184
FBL Financial Group, Inc. (Class A Stock)	12,700	808,228

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Genworth Financial, Inc. (Class A Stock)*	1,206,900	$4,501,737
Hannover Rueck SE (Germany)	75,323	8,601,143
Hanover Insurance Group, Inc. (The)	20,300	1,651,202
James River Group Holdings Ltd.	31,100	1,043,094
Japan Post Holdings Co. Ltd. (Japan)*	45,300	702,895
Legal & General Group PLC (United Kingdom)	1,274,185	5,027,840
Liberty Holdings Ltd. (South Africa)	1,175	8,745
MBIA, Inc.*	69,600	451,008
MetLife, Inc.	296,000	14,270,160
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	42,687	8,504,881
National Western Life Group, Inc. (Class A Stock)	2,600	655,044
New China Life Insurance Co. Ltd. (China) (Class H Stock)	7,800	32,595
NN Group NV (Netherlands)	224,700	7,928,112
Old Republic International Corp.	1,116,300	20,796,669
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	64,000	31,160
Phoenix Group Holdings (United Kingdom)	270,631	3,646,444
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	34,000	67,100
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	52,000	286,765
Reinsurance Group of America, Inc.	164,800	14,098,640
Samsung Life Insurance Co. Ltd. (South Korea)*	733	68,499
Sanlam Ltd. (South Africa)	17,164	67,140
SCOR SE (France)	16,449	615,488
Sul America SA (Brazil), UTS	34,500	162,286
Swiss Life Holding AG (Switzerland)*	7,403	1,993,997
Swiss Re AG (Switzerland)	118,665	11,589,572
Travelers Cos., Inc. (The)	205,400	23,181,444
UnipolSai SpA (Italy)	2,581,671	6,568,075

		247,863,661

Internet & Catalog Retail — 0.7%
Amazon.com, Inc.*	102,400	69,211,136
Blue Nile, Inc.*	6,100	226,493
FTD Cos., Inc.*	76,500	2,002,005
Nutrisystem, Inc.	287,200	6,215,008

		77,654,642

Internet Software & Services — 1.7%
Alibaba Group Holding Ltd. (China), ADR*(a)	7,200	585,144
Alphabet, Inc. (Class A Stock)*	53,400	41,545,734
Alphabet, Inc. (Class C Stock)*	68,893	52,281,520
Baidu, Inc. (China), ADR*	300	56,712
Blucora, Inc.*	101,500	994,700
Demand Media, Inc.*	46,800	257,400
eBay, Inc.*	727,800	19,999,944
Facebook, Inc. (Class A Stock)*	492,200	51,513,652
j2 Global, Inc.	37,600	3,095,232
LogMeIn, Inc.*	28,900	1,939,190
Mixi, Inc. (Japan)	4,400	164,575
Moneysupermarket.com Group PLC (United Kingdom)	199,244	1,077,835
NetEase, Inc. (China), ADR	400	72,496

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Rackspace Hosting, Inc.*(a)	304,800	$7,717,536
RetailMeNot, Inc.*	87,700	869,984
Stamps.com, Inc.*	26,800	2,937,548
Tencent Holdings Ltd. (China)	51,200	1,002,495
United Online, Inc.*	59,200	697,968
Yahoo! Japan Corp. (Japan)	154,300	627,215

		187,436,880

IT Services — 1.6%
Accenture PLC (Class A Stock)	73,300	7,659,850
Alten SA (France)	2,718	157,289
Atos SE (France)	23,434	1,967,353
Bechtle AG (Germany)	1,609	152,964
Black Knight Financial Services, Inc. (Class A Stock)*(a)	197,200	6,519,432
Broadridge Financial Solutions, Inc.	182,792	9,821,414
CACI International, Inc. (Class A Stock)*	30,900	2,866,902
Cap Gemini SA (France)	16,536	1,534,311
Cognizant Technology Solutions Corp. (Class A Stock)*	204,800	12,292,096
Computer Sciences Corp.(a)	101,700	3,323,556
Convergys Corp.	82,500	2,053,425
CoreLogic, Inc.*	99,000	3,352,140
CSRA, Inc.	220,000	6,600,000
DST Systems, Inc.	125,700	14,337,342
Euronet Worldwide, Inc.*	60,500	4,382,015
EVERTEC, Inc. (Puerto Rico)	10,800	180,792
Fiserv, Inc.*	30,400	2,780,384
Infosys Ltd. (India), ADR(a)	30,300	507,525
International Business Machines Corp.	92,500	12,729,850
IT Holdings Corp. (Japan)	7,600	173,651
Leidos Holdings, Inc.	119,200	6,706,192
NeuStar, Inc. (Class A Stock)*(a)	186,800	4,477,596
NTT Data Corp. (Japan)	62,300	3,011,963
Obic Co. Ltd. (Japan)	4,400	232,912
Science Applications International Corp.	139,000	6,363,420
Sopra Steria Group (France)	17,281	2,032,135
TeleTech Holdings, Inc.	40,600	1,133,146
Total System Services, Inc.	332,900	16,578,420
VeriFone Systems, Inc.*	130,900	3,667,818
Visa, Inc. (Class A Stock)(a)	439,200	34,059,960
Wipro Ltd. (India), ADR(a)	24,400	281,576
Wirecard AG (Germany)(a)	11,921	595,875

		172,533,304

Leisure Products — 0.2%
Brunswick Corp.	267,100	13,491,221
Sankyo Co. Ltd. (Japan)	5,100	190,372
Shimano, Inc. (Japan)	19,100	2,932,969
Sturm Ruger & Co., Inc.(a)	85,200	5,078,772

		21,693,334

Life Sciences Tools & Services — 0.6%
Bio-Rad Laboratories, Inc. (Class A Stock)*	9,700	1,345,002
Bruker Corp.*	213,800	5,188,926
Charles River Laboratories International, Inc.*	185,100	14,880,189
Lonza Group AG (Switzerland)*	5,353	870,585
PAREXEL International Corp.*(a)	131,100	8,930,532
QIAGEN NV*	22,718	615,756

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	209,600	$29,731,760

		61,562,750

Machinery — 1.1%
AGCO Corp.(a)	143,800	6,527,082
Amada Holdings Co. Ltd. (Japan)	37,800	360,714
Andritz AG (Austria)	8,395	408,572
Atlas Copco AB (Sweden) (Class A Stock)	69,890	1,714,039
Blount International, Inc.*	114,700	1,125,207
Bobst Group SA (Switzerland)	3,342	139,973
Cargotec Oyj (Finland) (Class B Stock)	5,147	192,010
China International Marine Containers Group Co. Ltd. (China) (Class H Stock)	128,600	234,094
Colfax Corp.*	162,800	3,801,380
Crane Co.	178,400	8,534,656
Daifuku Co. Ltd. (Japan)	75,900	1,292,505
DMG Mori Co. Ltd. (Japan)	11,700	136,095
Ebara Corp. (Japan)	147,000	698,566
Global Brass & Copper Holdings, Inc.	213,800	4,553,940
Hillenbrand, Inc.	43,800	1,297,794
Hoshizaki Electric Co. Ltd. (Japan)	4,400	273,527
Hyster-Yale Materials Handling, Inc.	19,182	1,006,096
Industria Macchine Automatiche SpA (Italy)	2,801	145,395
Joy Global, Inc.(a)	971,000	12,244,310
JTEKT Corp. (Japan)	20,900	342,093
Jungheinrich AG (Germany)	2,091	172,455
Kawasaki Heavy Industries Ltd. (Japan)	95,000	351,490
Kone OYJ (Finland) (Class B Stock)	23,167	980,921
Krones AG (Germany)	1,452	172,894
Lincoln Electric Holdings, Inc.	54,775	2,842,275
Lydall, Inc.*	11,200	397,376
Makino Milling Machine Co. Ltd. (Japan)	21,000	158,011
Meritor, Inc.*	915,200	7,641,920
Mitsubishi Heavy Industries Ltd. (Japan)	989,000	4,324,404
Mueller Industries, Inc.	27,900	756,090
NGK Insulators Ltd. (Japan)	29,000	653,666
Rexnord Corp.*	365,000	6,613,800
Schindler Holding AG (Switzerland), (BRN)	4,511	754,685
Schindler Holding AG (Switzerland), (SWX)	19,824	3,343,099
Takeuchi Manufacturing Co. Ltd. (Japan)	392,400	7,983,908
Timken Co. (The)	179,500	5,131,905
Toro Co. (The)	75,200	5,494,864
Trinity Industries, Inc.	696,800	16,737,136
United Tractors Tbk PT (Indonesia)	193,000	234,999
Wabash National Corp.*(a)	761,000	9,002,630

		118,776,576

Marine — 0.2%
A.P. Moeller-Maersk A/S (Denmark) (Class A Stock)	391	503,497
A.P. Moeller-Maersk A/S (Denmark) (Class B Stock)	5,529	7,211,502
Kawasaki Kisen Kaisha Ltd. (Japan)	93,000	199,093
Kuehne & Nagel International AG (Switzerland)	52,098	7,137,384
Matson, Inc.	56,100	2,391,543
MISC Bhd (Malaysia)	128,200	278,710
Nippon Yusen KK (Japan)	726,000	1,759,601

COMMON STOCKS (continued)	Shares	Value (Note 2)
Marine (continued)
Orient Overseas International Ltd. (Hong Kong)	176,000	$842,422

		20,323,752

Media — 1.2%
Alibaba Pictures Group Ltd. (Hong Kong)*	100,000	24,519
Cinemark Holdings, Inc.	447,100	14,946,553
CJ E&M Corp. (South Korea)*	2,998	204,642
Comcast Corp. (Class A Stock)	538,600	30,393,198
CTS Eventim AG & Co. KGaA (Germany)	3,962	157,092
Cyfrowy Polsat SA (Poland)*	6,185	32,877
Daiichikosho Co. Ltd. (Japan)	55,100	2,186,424
Dentsu, Inc. (Japan)	23,900	1,307,622
Discovery Communications, Inc. (Class C Stock)*(a)	83,800	2,113,436
DISH Network Corp. (Class A Stock)*	61,900	3,539,442
Entercom Communications Corp. (Class A Stock)*	15,600	175,188
Harte-Hanks, Inc.	48,289	156,456
Naspers Ltd. (South Africa) (Class N Stock)	3,844	525,415
News Corp.	334,100	4,664,036
News Corp. (Class A Stock)	655,100	8,752,136
ProSiebenSat.1 Media SE (Germany)	166,383	8,394,286
RTL Group SA (Luxembourg)	3,973	330,855
Scholastic Corp.	20,700	798,192
Stroeer SE (Germany)	2,318	145,538
Technicolor SA (France)	33,082	268,510
TEGNA, Inc.	152,500	3,891,800
Thomson Reuters Corp.	203,300	7,694,905
Time, Inc.	1,134,300	17,774,481
Tribune Media Co. (Class A Stock)	43,600	1,474,116
TV Asahi Holdings Corp. (Japan)	8,000	138,099
Walt Disney Co. (The)	63,800	6,704,104
Wiley, (John) & Sons, Inc. (Class A Stock)	95,900	4,318,377
Wolters Kluwer NV (Netherlands)	260,830	8,759,639

		129,871,938

Metals & Mining — 0.5%
BlueScope Steel Ltd. (Australia)	442,998	1,414,266
Boliden AB (Sweden)	476,577	7,984,664
Centamin PLC (United Kingdom)	159,120	150,692
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	188,865	196,537
Evolution Mining Ltd. (Australia)	7,754,630	7,879,575
Ferrexpo PLC (United Kingdom)	544,895	172,707
Fortescue Metals Group Ltd. (Australia)(a)	164,345	221,166
Handy & Harman Ltd.*	8,300	170,233
Hyundai Steel Co. (South Korea)	6,075	255,998
JFE Holdings, Inc. (Japan)	52,100	818,095
KGHM Polska Miedz SA (Poland)	1,322	21,324
Mitsubishi Materials Corp. (Japan)	73,000	229,924
MMC Norilsk Nickel PJSC (Russia), ADR	2,959	37,476
Nippon Steel & Sumitomo Metal Corp. (Japan)	78,100	1,545,003
Olympic Steel, Inc.	14,800	171,384
OZ Minerals Ltd. (Australia)	472,112	1,380,220
Reliance Steel & Aluminum Co.	152,738	8,845,058
Severstal PAO (Russia), GDR,RegS	2,036	17,031
Steel Dynamics, Inc.	840,300	15,016,161
Sumitomo Metal Mining Co. Ltd. (Japan)	51,000	619,085

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Tata Steel Ltd. (India), GDR, RegS	2,984	$11,787
Vale SA (Brazil)	1	3
Vedanta Ltd. (India), ADR	35,900	199,604
Voestalpine AG (Austria)	133,825	4,093,487
Worthington Industries, Inc.	252,700	7,616,378
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	56,000	14,660

		59,082,518

Multiline Retail — 0.4%
Big Lots, Inc.(a)	75,200	2,898,208
Debenhams PLC (United Kingdom)	587,265	633,173
Dillard’s, Inc. (Class A Stock)(a)	82,600	5,427,646
El Puerto de Liverpool SAB de CV (Mexico) (Class C1 Stock)	16,100	196,279
Macy’s, Inc.	506,200	17,706,876
Shinsegae Co. Ltd. (South Korea)*	67	13,036
Target Corp.	263,400	19,125,474

		46,000,692

Multi-Utilities — 0.7%
ACEA SpA (Italy)	79,751	1,226,311
Alliant Energy Corp.	217,500	13,582,875
Black Hills Corp.(a)	69,400	3,222,242
MDU Resources Group, Inc.	135,100	2,475,032
National Grid PLC (United Kingdom)	625,065	8,620,689
Public Service Enterprise Group, Inc.	413,400	15,994,446
RWE AG (Germany)	685,203	8,638,664
Sempra Energy	102,300	9,617,223
Vectren Corp.	212,500	9,014,250
YTL Power International Bhd (Malaysia)	18,800	6,468

		72,398,200

Oil, Gas & Consumable Fuels — 2.9%
Adams Resources & Energy, Inc.	4,400	168,960
Alon USA Energy, Inc.	56,300	835,492
BG Group PLC (United Kingdom)	351,910	5,101,261
BP PLC (United Kingdom)	1,841,757	9,571,087
BW LPG Ltd. (Norway)	264,114	2,164,938
California Resources Corp.	226,900	528,677
Chevron Corp.	368,700	33,168,252
CNOOC Ltd. (China)	256,000	266,439
Columbia Pipeline Group, Inc.	299,600	5,992,000
ConocoPhillips	81,600	3,809,904
CVR Energy, Inc.(a)	87,400	3,439,190
Delek US Holdings, Inc.	17,700	435,420
Eni SpA (Italy)	15,499	230,288
Euronav NV (Belgium)	103,516	1,425,096
Exxon Mobil Corp.	513,500	40,027,325
Galp Energia SGPS SA (Portugal)	641,849	7,489,567
Gazprom PAO (Russia), ADR	67,590	249,576
Gener8 Maritime,Inc.*	19,800	187,110
Hess Corp.	323,400	15,678,432
Hollyfrontier Corp.	645,800	25,760,962
Kinder Morgan, Inc.	742,100	11,072,132
Lukoil PJSC (Russia), ADR	5,776	185,987
Marathon Oil Corp.	129,200	1,626,628
Marathon Petroleum Corp.	433,600	22,477,824
MOL Hungarian Oil & Gas PLC (Hungary)	1,891	92,229
NovaTek OAO (Russia), GDR, RegS	1,317	108,192

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
OMV AG (Austria)	303,936	$8,627,347
ONEOK, Inc.	446,500	11,010,690
Phillips 66	292,100	23,893,780
Polski Koncern Naftowy Orlen SA (Poland)	16,305	280,679
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	170,969	223,143
Reliance Industries Ltd. (India), GDR, 144A	15,035	460,071
Rosneft OAO (Russia), GDR, RegS	18,813	65,394
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	404,791	9,168,231
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	245,996	5,606,511
Sasol Ltd. (South Africa)	5,173	139,660
S-Oil Corp. (South Korea)	404	27,062
Statoil ASA (Norway)	115,416	1,609,681
Surgutneftegas OAO (Russia), ADR	22,373	103,207
Tatneft PAO (Russia), ADR	3,301	86,981
Tesoro Corp.	22,800	2,402,436
Total SA (France)	235,442	10,555,249
Ultrapar Participacoes SA (Brazil)	3,400	51,951
Valero Energy Corp.	360,500	25,490,955
Western Refining, Inc.	373,400	13,300,508
World Fuel Services Corp.(a)	131,000	5,038,260
Z Energy Ltd. (New Zealand)	801,718	3,701,737

		313,936,501

Paper & Forest Products — 0.2%
Altri SGPS SA (Portugal)	409,151	2,117,833
Boise Cascade Co.*	204,000	5,208,120
Fibria Celulose SA (Brazil)	2,300	30,167
Mondi Ltd. (South Africa)	1,158	22,916
Mondi PLC (South Africa)	210,443	4,124,862
Portucel SA (Portugal)	36,888	143,463
Schweitzer-Mauduit International, Inc.	81,100	3,405,389
UPM-Kymmene OYJ (Finland)	462,446	8,585,502

		23,638,252

Personal Products — 0.1%
Aderans Co. Ltd. (Japan)	80,100	552,182
Amorepacific Corp. (South Korea)*	77	15,005
Asaleo Care Ltd. (Australia)	462,659	534,119
Edgewell Personal Care Co.	22,300	1,747,651
Pola Orbis Holdings, Inc. (Japan)	2,300	151,590
Unilever NV (United Kingdom), CVA	201,719	8,791,789
Unilever PLC (United Kingdom)	28,498	1,222,348
USANA Health Sciences, Inc.*	1,200	153,300

		13,167,984

Pharmaceuticals — 3.0%
Almirall SA (Spain)	69,099	1,396,575
Astellas Pharma, Inc. (Japan)	304,800	4,339,061
AstraZeneca PLC (United Kingdom)	128,634	8,688,938
Bayer AG (Germany)	57,878	7,228,444
Bristol-Myers Squibb Co.	279,800	19,247,442
Catalent, Inc.*	224,000	5,606,720
Daiichi Sankyo Co. Ltd. (Japan)	478,600	9,878,164
Dr Reddy’s Laboratories Ltd. (India), ADR	5,500	254,595
Eli Lilly & Co.	104,900	8,838,874
GlaxoSmithKline PLC (United Kingdom)	524,424	10,591,246
Jazz Pharmaceuticals PLC*	170,800	24,007,648

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Johnson & Johnson	175,800	$18,058,176
Kaken Pharmaceutical Co. Ltd. (Japan)	3,700	252,833
Merck & Co., Inc.	861,700	45,514,994
Mitsubishi Tanabe Pharma Corp. (Japan)	24,400	420,379
Novartis AG (Switzerland)	256,582	22,070,998
Novo Nordisk A/S (Denmark) (Class B Stock)	168,167	9,736,568
Otsuka Holdings Co. Ltd. (Japan)	163,300	5,801,875
Pfizer, Inc.	1,659,600	53,571,888
Prestige Brands Holdings, Inc.*	124,900	6,429,852
Recordati SpA (Italy)	36,015	939,666
Roche Holding AG (Switzerland)	104,273	28,894,925
Sanofi (France)	129,958	11,075,309
Sawai Pharmaceutical Co. Ltd. (Japan)	3,500	239,617
SciClone Pharmaceuticals, Inc.*	50,600	465,520
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	4,000	11,572
Shire PLC (Ireland)	169,400	11,622,163
Sino Biopharmaceutical Ltd. (Hong Kong)	234,000	211,563
Sucampo Pharmaceuticals, Inc. (Class A Stock)*(a)	328,500	5,679,765
Teva Pharmaceutical Industries Ltd. (Israel)	86,162	5,621,288
Towa Pharmaceutical Co. Ltd. (Japan)	18,600	1,156,645

		327,853,303

Professional Services — 0.3%
Capita PLC (United Kingdom)	70,723	1,258,347
CBIZ, Inc.*	33,000	325,380
CEB, Inc.	27,000	1,657,530
CRA International, Inc.*	21,200	395,380
ICF International, Inc.*	11,100	394,716
Intertek Group PLC (United Kingdom)	16,634	680,444
Kforce, Inc.	57,300	1,448,544
Korn/Ferry International	5,100	169,218
ManpowerGroup, Inc.	151,191	12,743,889
Meitec Corp. (Japan)	67,500	2,311,475
Mistras Group, Inc.*	43,000	820,870
Randstad Holding NV (Netherlands)	12,992	809,035
Resources Connection, Inc.	30,800	503,272
Robert Half International, Inc.	166,700	7,858,238
SGS SA (Switzerland)	866	1,645,833
Teleperformance (France)	5,775	485,608
WS Atkins PLC (United Kingdom)	10,261	245,187

		33,752,966

Real Estate Investment Trusts (REITs) — 3.3%
AG Mortgage Investment Trust, Inc.	27,800	356,952
AIMS AMP Capital Industrial REIT (Singapore)	636,800	617,290
American Assets Trust, Inc.	117,733	4,515,061
American Campus Communities, Inc.	15,300	632,502
Annaly Capital Management, Inc.	2,552,200	23,939,636
Apollo Residential Mortgage, Inc.	80,172	958,055
Ares Commercial Real Estate Corp.	177,200	2,027,168
Ascendas Real Estate Investment Trust (Singapore)	203,800	326,622
Ashford Hospitality Prime, Inc.	16,109	233,581
Ashford Hospitality Trust, Inc.	497,000	3,136,070
Big Yellow Group PLC (United Kingdom)	13,770	163,334
British Land Co. PLC (United Kingdom)	103,676	1,199,628

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
BWP Trust (Australia)	1,228,772	$2,814,306
Camden Property Trust	160,300	12,304,628
CBL & Associates Properties, Inc.	1,247,700	15,434,049
Champion REIT (Hong Kong)	2,891,000	1,443,137
Chatham Lodging Trust	72,300	1,480,704
Chesapeake Lodging Trust	43,200	1,086,912
Colony Capital, Inc. (Class A Stock)	16,800	327,264
Corporate Office Properties Trust	472,700	10,319,041
Corrections Corp. of America	75,400	1,997,346
Cousins Properties, Inc.	113,500	1,070,305
DiamondRock Hospitality Co.	142,700	1,377,055
Duke Realty Corp.	172,500	3,625,950
Extra Space Storage, Inc.	254,300	22,431,803
Franklin Street Properties Corp.	611,854	6,332,689
Gecina SA (France)	1,541	187,343
Geo Group, Inc. (The)	256,097	7,403,764
Gladstone Commercial Corp.	13,700	199,883
GPT Group (The) (Australia)	2,486,484	8,611,166
Gramercy Property Trust	289,000	2,231,080
Growthpoint Properties Australia Ltd. (Australia)	336,472	751,906
Hammerson PLC (United Kingdom)	883,442	7,809,993
Hansteen Holdings PLC (United Kingdom)	1,071,193	1,815,686
Hospitality Properties Trust	737,546	19,286,828
Hyprop Investments Ltd. (South Africa), UTS	25,098	167,978
InfraREIT, Inc.	55,200	1,021,200
Inland Real Estate Corp.	47,600	505,512
Invesco Mortgage Capital, Inc.	153,327	1,899,722
Ladder Capital Corp.	74,400	924,048
Land Securities Group PLC (United Kingdom)	80,569	1,396,674
Lexington Realty Trust(a)	921,800	7,374,400
Liberty Property Trust	223,901	6,952,126
Link REIT (Hong Kong)	1,524,000	9,085,909
Mack-Cali Realty Corp.	338,200	7,896,970
Mapletree Greater China Commercial Trust (Singapore)	4,206,400	2,708,009
Mapletree Industrial Trust (Singapore)	927,800	994,609
Mid-America Apartment Communities, Inc.(a)	191,100	17,353,791
National Health Investors, Inc., REIT	23,800	1,448,706
New York Mortgage Trust, Inc.(a)	340,600	1,815,398
Nomura Real Estate Master Fund, Inc. (Japan)*	350	435,043
ProLogis, Inc.	368,700	15,824,604
Prosperity REIT (Hong Kong)	561,000	201,741
RAIT Financial Trust	145,700	393,390
Redefine Properties Ltd. (South Africa)	41,601	26,114
Resilient REIT Ltd. (South Africa)	16,626	123,697
Resource Capital Corp.(a)	30,535	389,627
RLJ Lodging Trust	67,100	1,451,373
Rouse Properties, Inc.(a)	113,200	1,648,192
Ryman Hospitality Properties, Inc.	85,900	4,435,876
Sabra Health Care REIT, Inc.	71,800	1,452,514
Safestore Holdings PLC (United Kingdom)	337,686	1,775,361
Segro PLC (United Kingdom)	797,262	5,045,483
Senior Housing Properties Trust	893,000	13,252,120
Simon Property Group, Inc.	144,000	27,999,360
Soilbuild Business Space REIT (Singapore)	603,200	327,572

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Starwood Property Trust, Inc.	285,500	$5,869,880
Starwood Waypoint Residential Trust	61,300	1,387,832
Summit Hotel Properties, Inc.	236,200	2,822,590
Sunlight Real Estate Investment Trust (Hong Kong)	511,000	251,946
Sunstone Hotel Investors, Inc.	168,457	2,104,028
Tanger Factory Outlet Centers, Inc.	38,600	1,262,220
Taubman Centers, Inc.	185,900	14,262,248
Two Harbors Investment Corp.	207,700	1,682,370
UDR, Inc.	145,800	5,477,706
Weingarten Realty Investors	379,300	13,116,194
Workspace Group PLC (United Kingdom)	12,217	172,061
WP GLIMCHER, Inc.	207,600	2,202,636
Xenia Hotels & Resorts, Inc.	107,800	1,652,574

		357,040,141

Real Estate Management & Development — 0.7%
Aldar Properties PJSC (United Arab Emirates)	353,077	220,850
Barwa Real Estate Co. (Qatar)	1,793	19,617
Castellum AB (Sweden)	15,949	227,134
CBRE Group, Inc. (Class A Stock)*	494,287	17,092,444
China Vanke Co. Ltd. (China)	11,800	35,213
Daiwa House Industry Co. Ltd. (Japan)	243,100	6,988,238
Dalian Wanda Commercial Properties Co. Ltd. (China) (Class H Stock)	5,400	31,342
Emperor International Holdings Ltd. (Hong Kong)	946,000	173,846
Evergrande Real Estate Group Ltd. (China)	369,000	323,050
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	131,200	160,866
Henderson Land Development Co. Ltd. (Hong Kong)	653,330	3,985,322
Highwealth Construction Corp. (Taiwan)	157,000	180,333
Hysan Development Co. Ltd. (Hong Kong)	518,000	2,116,374
Jones Lang LaSalle, Inc.	175,589	28,069,658
Kerry Properties Ltd. (Hong Kong)	1,187,000	3,230,265
Kungsleden AB (Sweden)	20,466	146,239
Langham Hospitality Investments Ltd. (Hong Kong)	559,000	204,616
Lippo Karawaci Tbk PT (Indonesia)	429,000	32,107
Longfor Properties Co. Ltd. (China)	14,500	21,566
Marcus & Millichap, Inc.*	78,100	2,275,834
Mitsubishi Estate Co. Ltd. (Japan)	126,000	2,619,960
New Europe Property Investments PLC (Romania)	2,097	24,110
Nomura Real Estate Holdings, Inc. (Japan)	13,500	250,455
RE/MAX Holdings, Inc. (Class A Stock)	6,200	231,260
Rmr Group, Inc. (The) (Class A Stock)*	22,154	319,239
Sino Land Co. Ltd. (Hong Kong)	310,000	451,594
Sino-Ocean Land Holdings Ltd. (China)	35,000	22,316
ST Modwen Properties PLC (United Kingdom)	201,095	1,230,449
Swire Properties Ltd. (Hong Kong)	52,400	150,668
UNITE Group PLC (The) (United Kingdom)	335,627	3,242,352
Wharf Holdings Ltd. (The) (Hong Kong)	146,000	804,968
Wheelock & Co. Ltd. (Hong Kong)	715,000	3,000,273
Yuexiu Property Co. Ltd. (China)	66,660	11,476

		77,894,034

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail — 0.1%
ArcBest Corp.	134,100	$2,868,399
Central Japan Railway Co. (Japan)	15,900	2,822,790
East Japan Railway Co. (Japan)	5,800	546,162
National Express Group PLC (United Kingdom)	44,419	217,927
Nikkon Holdings Co. Ltd. (Japan)	7,600	151,481
Northgate PLC (United Kingdom)	24,344	140,994
West Japan Railway Co. (Japan)	60,100	4,154,295

		10,902,048

Semiconductors & Semiconductor Equipment — 1.3%
Advanced Energy Industries, Inc.*	157,600	4,449,048
Amkor Technology, Inc.*	236,300	1,436,704
Cabot Microelectronics Corp.*	9,800	429,044
Cascade Microtech, Inc.*	16,200	263,250
Cirrus Logic, Inc.*	110,900	3,274,877
Entegris, Inc.*	176,800	2,346,136
Inotera Memories, Inc. (Taiwan)*	227,000	191,474
Integrated Device Technology, Inc.*	747,700	19,701,895
Intel Corp.	1,412,800	48,670,960
Powertech Technology, Inc. (Taiwan)	13,000	25,633
Radiant Opto-Electronics Corp. (Taiwan)	4,000	9,103
Rudolph Technologies, Inc.*	26,000	369,720
Semiconductor Manufacturing International Corp. (China)*	248,000	25,220
Siliconware Precision Industries Co. Ltd. (Taiwan)	112,000	176,868
SMA Solar Technology AG (Germany)*(a)	19,736	1,091,439
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	297,000	1,281,330
Teradyne, Inc.	698,200	14,431,794
Tessera Technologies, Inc.	288,100	8,645,881
Texas Instruments, Inc.	493,700	27,059,697
Tokyo Electron Ltd. (Japan)	43,700	2,647,557
Ultra Clean Holdings, Inc.*	48,700	249,344
Ulvac, Inc. (Japan)	10,400	294,348

		137,071,322

Software — 2.5%
ANSYS, Inc.*	31,600	2,923,000
Aspen Technology, Inc.*	41,600	1,570,816
AVG Technologies NV*	130,100	2,608,505
CA, Inc.	58,300	1,665,048
CDK Global, Inc.	164,400	7,804,068
Check Point Software Technologies Ltd. (Israel)*(a)	90,200	7,340,476
Citrix Systems, Inc.*	38,400	2,904,960
Electronic Arts, Inc.*	107,400	7,380,528
Fair Isaac Corp.	48,700	4,586,566
Fortinet, Inc.*	212,700	6,629,859
Intuit, Inc.	27,500	2,653,750
Konami Holdings Corp. (Japan)	310,500	7,391,312
Manhattan Associates, Inc.*	414,600	27,434,082
Mentor Graphics Corp.	408,000	7,515,360
Microsoft Corp.	1,137,800	63,125,144
Nexon Co. Ltd. (Japan)	15,900	258,657
Nuance Communications, Inc.*	231,700	4,608,513
Oracle Corp.	669,900	24,471,447
Pegasystems, Inc.	92,800	2,552,000
Playtech PLC (United Kingdom)	197,644	2,419,751

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Progress Software Corp.*	71,500	$1,716,000
SAP SE (Germany)	106,227	8,429,496
Sapiens International Corp. NV (Israel)	34,000	346,800
Silver Spring Networks, Inc.*	55,700	802,637
SolarWinds, Inc.*	96,200	5,666,180
Solera Holdings, Inc.	77,263	4,236,330
SS&C Technologies Holdings, Inc.	55,000	3,754,850
Symantec Corp.	852,100	17,894,100
Synopsys, Inc.*	357,245	16,293,944
Tyler Technologies, Inc.*	105,300	18,355,896
Verint Systems, Inc.*	79,700	3,232,632
Xura, Inc.*	34,100	838,178

		269,410,885

Specialty Retail — 1.5%
American Eagle Outfitters, Inc.(a)	1,021,600	15,834,800
America’s Car-Mart, Inc.*	10,400	277,576
Best Buy Co., Inc.(a)	261,000	7,947,450
Bilia AB (Sweden) (Class A Stock)	72,709	1,644,892
Cato Corp. (The) (Class A Stock)	57,100	2,102,422
Dick’s Sporting Goods, Inc.	312,500	11,046,875
Express, Inc.*	122,100	2,109,888
FF Group (Greece)*	12,684	238,470
Foot Locker, Inc.	308,152	20,057,614
Gap, Inc. (The)(a)	361,039	8,917,663
GNC Holdings, Inc. (Class A Stock)	125,600	3,896,112
Group 1 Automotive, Inc.	17,200	1,302,040
Home Depot, Inc. (The)	226,100	29,901,725
Howden Joinery Group PLC (United Kingdom)	944,891	7,321,102
Industria de Diseno Textil SA (Spain)	333,968	11,473,241
Lookers PLC (United Kingdom)	730,466	1,990,280
Lowe’s Cos., Inc.	208,400	15,846,736
Murphy USA, Inc.*	133,800	8,127,012
Select Comfort Corp.*	14,400	308,304
Shoe Carnival, Inc.	25,800	598,560
Staples, Inc.	1,001,700	9,486,099
Tilly’s, Inc. (Class A Stock)*	52,210	346,152
Valora Holding AG (Switzerland)*	3,724	774,758

		161,549,771

Technology Hardware, Storage & Peripherals — 1.6%
Apple, Inc.	1,231,500	129,627,690
Catcher Technology Co. Ltd. (Taiwan)	23,000	191,738
FUJIFILM Holdings Corp. (Japan)	247,500	10,328,793
Hewlett Packard Enterprise Co.	742,400	11,284,480
HP, Inc.	742,400	8,790,016
Lexmark International, Inc. (Class A Stock)	212,900	6,908,605
NCR Corp.*(a)	183,800	4,495,748
Pegatron Corp. (Taiwan)	109,000	237,072
Samsung Electronics Co. Ltd. (South Korea)	1,146	1,222,303

		173,086,445

Textiles, Apparel & Luxury Goods — 0.7%
Adidas AG (Germany)	106,207	10,308,408
Anta Sports Products Ltd. (China)	94,000	256,983
Carter’s, Inc.	152,900	13,612,687
Christian Dior SE (France)	20,863	3,543,858
Culp, Inc.	14,600	371,862

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Michael Kors Holdings Ltd.*	245,600	$9,838,736
NIKE, Inc. (Class B Stock)	408,000	25,500,000
Oxford Industries, Inc.	90,200	5,756,564
Pandora A/S (Denmark)	35,524	4,479,003
Pou Chen Corp. (Taiwan)	22,000	28,708
Swatch Group AG (The) (Switzerland)	5,147	347,580
Unifi, Inc.*	42,600	1,199,190
Wolverine World Wide, Inc.	179,500	2,999,445

		78,243,024

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	157,048	4,945,223
Beneficial Bancorp, Inc.*	97,400	1,297,368
Brookline Bancorp, Inc.	129,300	1,486,950
Capitol Federal Financial, Inc.	20,500	257,480
Flagstar Bancorp, Inc.*	205,200	4,742,172
Genworth Mortgage Insurance Australia Ltd. (Australia)	907,732	1,809,185
PennyMac Financial Services, Inc. (Class A Stock)*	18,700	287,232
Walker & Dunlop, Inc.*	23,800	685,678
Washington Federal, Inc.	129,500	3,085,985

		18,597,273

Tobacco — 0.7%
Altria Group, Inc.	658,700	38,342,927
British American Tobacco PLC (United Kingdom)	189,580	10,528,204
Gudang Garam Tbk PT (Indonesia)	4,700	18,654
Imperial Tobacco Group PLC (United Kingdom)	246,707	13,030,562
Japan Tobacco, Inc. (Japan)	209,400	7,687,864
KT&G Corp. (South Korea)	3,589	318,937
Philip Morris International, Inc.	59,400	5,221,854
Swedish Match AB (Sweden)	24,157	853,646

		76,002,648

Trading Companies & Distributors — 0.2%
AerCap Holdings NV (Netherlands)*	110,600	4,773,496
AKR Corporindo Tbk PT (Indonesia)	37,500	19,392
Ashtead Group PLC (United Kingdom)	282,878	4,655,588
Barloworld Ltd. (South Africa)	2,128	8,560
Hanwa Co. Ltd. (Japan)	225,000	971,621
Indutrade AB (Sweden)	3,313	187,898
MonotaRO Co. Ltd. (Japan)	103,300	2,858,279
Sojitz Corp. (Japan)	2,404,800	5,046,666
Sumitomo Corp. (Japan)	115,500	1,177,561
Wakita & Co. Ltd. (Japan)	44,900	386,967
WESCO International, Inc.*(a)	55,400	2,419,872

		22,505,900

Transportation Infrastructure
Aeroports de Paris (France)	3,029	352,482
Airports of Thailand PCL (Thailand)	3,900	37,499
ASTM SpA (Italy)	45,759	574,368
Atlantia SpA (Italy)	44,306	1,172,273
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	3,100	27,349
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	11,440	161,890
Japan Airport Terminal Co. Ltd. (Japan)	4,200	185,930

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
SATS Ltd. (Singapore)	314,800	$851,481
Societa Iniziative Autostradali e Servizi SpA (Italy)	13,416	142,564
Sydney Airport (Australia)	69,593	320,289
TAV Havalimanlari Holding A/S (Turkey)	7,924	49,394
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	226,000	270,035

		4,145,554

Water Utilities
American States Water Co.	10,100	423,695
Connecticut Water Service, Inc.	9,515	361,665
Middlesex Water Co.	15,800	419,332

		1,204,692

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) (Class L Stock)	307,300	216,106
China Mobile Ltd. (China)	76,500	861,092
Globe Telecom, Inc. (Philippines)	4,535	178,148
KDDI Corp. (Japan)	474,800	12,330,649
MegaFon PJSC (Russia), GDR, RegS	899	10,473
Mobile TeleSystems PJSC (Russia), ADR	900	5,562
MTN Group Ltd. (South Africa)	14,724	126,838
NTT DoCoMo, Inc. (Japan)	150,600	3,089,047
Shenandoah Telecommunications Co.	22,200	955,710
Sistema JSFC (Russia), GDR	2,854	16,839
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	1,440,000	2,179,327
SoftBank Group Corp. (Japan)	14,600	736,868
Telephone & Data Systems, Inc.	303,700	7,862,793
Vodacom Group Ltd. (South Africa)	3,668	36,151
Vodafone Group PLC (United Kingdom)	2,690,784	8,725,637

		37,331,240

TOTAL COMMON STOCKS (cost $6,805,023,525)		6,904,215,277

EXCHANGE TRADED FUNDS — 0.1%
iShares MSCI EAFE ETF(a)	120,000	7,050,000
iShares MSCI EAFE Small-Cap Index Fund(a)	124,000	6,193,800
iShares MSCI Emerging Markets Index Fund(a)	17,000	547,230
iShares MSCI India ETF	3,700	101,898

TOTAL EXCHANGE TRADED FUNDS (cost $14,239,054)		13,892,928

PREFERRED STOCKS
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	5,582	467,022
Volkswagen AG (Germany) (PRFC)	26,385	3,809,470

		4,276,492

Banks
Grupo Aval Acciones y Valores (Colombia) (PRFC),	489,462	168,062
Itausa — Investimentos Itau SA (Brazil) (PRFC)	152,370	264,975

		433,037

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Chemicals
Braskem SA (Brazil) (PRFC A)	39,200	$273,669
Fuchs Petrolub SE (Germany) (PRFC)	3,287	154,774
Sociedad Quimica y Minera de Chile SA (Chile) (PRFC B)	962	18,068

		446,511

Electric Utilities
Cia Energetica de Minas Gerais (Brazil) (PRFC)	87,500	135,577

Metals & Mining
Gerdau SA (Brazil) (PRFC)	8,300	9,755

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	200	184,878

TOTAL PREFERRED STOCKS (cost $5,762,322)		5,486,250

	Units
RIGHTS*
Real Estate Investment Trusts (REITs)
Ascendas Real Estate Investment Trust (Singapore), expiring 01/13/16 (cost $0)	7,642	293

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 4.1%
Collateralized Loan Obligations — 2.0%
A Voce CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
1.771%(c)	07/15/26	3,250	3,217,891
ACAS CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A
1.497%(c)	04/20/25	11,750	11,592,241
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class A, 144A
1.857%(c)	07/20/26	3,200	3,169,828
Series 2015-AA, Class A1, 144A
2.029%(c)	01/15/28	16,000	15,914,979
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A2B, 144A
3.500%	07/13/25	4,650	4,541,629
Series 2014-3A, Class A1, 144A
1.823%(c)	04/28/26	4,600	4,554,966
Series 2014-3A, Class A2A, 144A
2.573%(c)	04/28/26	1,200	1,191,560
ARES XXVI CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A
1.421%(c)	04/15/25	2,400	2,368,742
ARES XXXI CLO Ltd. (Cayman Islands),
Series 2014-31A, Class A1, 144A
1.852%(c)	08/28/25	1,500	1,484,771
Arrowpoint CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A, 144A
1.871%(c)	10/15/26	3,250	3,213,045
Series 2015-4A, Class A, 144A
1.865%(c)	04/18/27	3,750	3,700,206

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Atlas Sr. Loan Fund IV Ltd. (Cayman Islands),
Series 2013-2A, Class A1L, 144A
1.862%(c)	02/17/26	1,000	$990,514
Atlas Sr. Loan Fund VI Ltd. (Cayman Islands),
Series 2014-6A, Class A, 144A
1.861%(c)	10/15/26	1,750	1,732,691
Series 2014-6A, Class B, 144A
2.721%(c)	10/15/26	500	496,122
Atrium X (Cayman Islands),
Series 10A, Class A, 144A
1.437%(c)	07/16/25	3,290	3,206,859
Babson CLO Ltd. (Cayman Islands),
Series 2013-IA, Class A, 144A
1.417%(c)	04/20/25	1,500	1,469,571
Series 2013-IA, Class B, 144A
1.917%(c)	04/20/25	5,000	4,899,559
Battalion CLO IV Ltd. (Cayman Islands),
Series 2013-4A, Class A1, 144A
1.720%(c)	10/22/25	2,900	2,874,177
Battalion CLO V Ltd. (Cayman Islands),
Series 2014-5A, Class A1, 144A
1.815%(c)	04/17/26	2,800	2,772,742
Series 2014-5A, Class A2A, 144A
2.465%(c)	04/17/26	1,000	990,392
Series 2014-5A, Class A2B, 144A
4.410%	04/17/26	500	484,534
Bean Creek CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A, 144A
2.223%(c)	01/20/28	21,250	21,185,527
Benefit Street Partners CLO II Ltd. (Cayman Islands),
Series 2013-IIA, Class A1, 144A
1.521%(c)	07/15/24	5,650	5,562,529
Series 2013-IIA, Class A2B, 144A
3.339%	07/15/24	5,000	4,851,955
Benefit Street Partners CLO V Ltd. (Cayman Islands),
Series 2014-VA, Class A, 144A
1.917%(c)	10/20/26	2,250	2,228,149
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1A, 144A
1.783%(c)	07/27/26	2,750	2,737,102
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1, 144A
1.825%(c)	10/18/26	500	493,464
Series 2015-1A, Class A, 144A
1.870%(c)	04/22/27	3,000	2,959,705
Cathedral Lake CLO (Cayman Islands),
Series 2015-3A, Class B, 144A
2.866%(c)	01/15/26	11,000	10,814,067
ECP CLO Ltd. (Cayman Islands),
Series 2014-6A, Class A1A, 144A
1.771%(c)	07/15/26	3,750	3,674,459
Galaxy XVIII CLO Ltd. (Cayman Islands),
Series 2014-18A, Class A, 144A
1.791%(c)	10/15/26	3,250	3,216,828
ICG US CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1B, 144A
3.280%	01/25/27	1,250	1,219,840

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1, 144A
1.782%(c)	07/20/27	5,500	$5,423,281
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
1.952%(c)	05/15/26	5,300	5,226,937
Series 2014-1A, Class A2, 144A
3.670%	05/15/26	500	490,742
Series 2014-2A, Class A, 144A
1.871%(c)	07/15/26	2,500	2,472,849
Magnetite IX Ltd. (Cayman Islands),
Series 2014-9A, Class A1, 144A
1.740%(c)	07/25/26	4,300	4,258,137
Magnetite VIII Ltd. (Cayman Islands),
Series 2014-8A, Class A, 144A
1.801%(c)	04/15/26	3,700	3,671,928
Magnetite XI Ltd. (Cayman Islands),
Series 2014-11A, Class A1, 144A
1.765%(c)	01/18/27	750	739,619
Mountain View CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B, 144A
2.731%(c)	10/15/26	500	480,439
Ocean Trails CLO IV (Cayman Islands),
Series 2013-4A, Class A, 144A
1.659%(c)	08/13/25	3,000	2,968,088
OZLM Funding IV Ltd. (Cayman Islands),
Series 2013-4A, Class A1, 144A
1.470%(c)	07/22/25	2,200	2,172,690
OZLM Funding Ltd. (Cayman Islands),
Series 2012-1A, Class A1R, 144A
1.840%(c)	07/22/27	3,500	3,478,954
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-2A, Class A1A, 144A
1.794%(c)	07/20/27	5,500	5,486,193
Regatta III Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
1.841%(c)	04/15/26	5,150	5,113,507
Regatta V Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
1.880%(c)	10/25/26	3,250	3,219,094
Seneca Park CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A
1.795%(c)	07/17/26	1,600	1,586,234
Series 2014-1A, Class B2, 144A
4.350%	07/17/26	1,100	1,090,127
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-5A, Class A, 144A
1.844%(c)	05/07/26	4,500	4,442,747
Sierra Timeshare Receivables Funding LLC,
Series 2015-3A, Class A, 144A
2.580%	09/20/32	3,487	3,427,876
Silver Spring CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A
1.771%(c)	10/15/26	2,500	2,446,927
Sound Point CLO IX Ltd. (Cayman Islands),
Series 2015-2A, Class A, 144A
1.985%(c)	07/20/27	5,000	4,943,735

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Sound Point CLO VI Ltd. (Cayman Islands),
Series 2014-2A, Class A1, 144A
1.677%(c)	10/20/26	2,000	$1,965,187
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B2, 144A
4.730%	04/18/26	1,900	1,839,961
Series 2014-3A, Class A, 144A
1.940%(c)	01/22/27	2,750	2,725,403
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
1.441%(c)	07/15/25	5,500	5,419,300
Washington Mill CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
1.817%(c)	04/20/26	2,800	2,771,989
Series 2014-1A, Class B2, 144A
4.250%	04/20/26	500	485,790

			212,158,378

Non-Residential Mortgage-Backed Securities — 0.7%
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-1A, Class A, 144A
2.500%	07/20/21	8,800	8,690,128
Series 2015-2A, Class A, 144A
2.630%	12/20/21	6,100	6,023,404
Chase Issuance Trust,
Series 2007-C1, Class C1
0.791%(c)	04/15/19	5,600	5,576,594
Credit-Based Asset Servicing and Securitization LLC,
Series 2004-CB5, Class M1
1.337%(c)	01/25/34	3,396	3,165,172
Ford Credit Auto Owner Trust,
Series 2014-2, Class A, 144A
2.310%	04/15/26	4,200	4,193,104
Series 2015-2, Class A, 144A
2.440%	01/15/27	3,200	3,182,451
Hertz,
Series 2015-1A, Class A, 144A
2.730%	03/25/21	7,000	6,939,248
Hertz Vehicle Financing II LP,
Series 2015-3A, Class A, 144A
2.670%	09/25/21	2,900	2,863,654
Madison Park Funding XI Ltd. (Cayman Islands),
Series 2013-11A, Class A1A, 144A
1.596%(c)	10/23/25	8,250	8,118,975
OneMain Financial Issuance Trust,
Series 2015-2A, Class A, 144A
2.570%	07/18/25	5,900	5,830,858
Park Place Securities, Inc.,
Series 2005-WHQ2, Class M2
1.112%(c)	05/25/35	6,528	6,167,416
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class M1
0.882%(c)	09/25/35	1,850	1,622,185
Series 2005-5, Class AF4
4.479%	11/25/35	2,250	2,146,558

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	8,360	$8,300,346

			72,820,093

Residential Mortgage-Backed Securities — 1.4%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A5
1.502%(c)	10/25/34	3,314	3,069,770
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class M1
1.442%(c)	04/25/34	5,279	4,948,665
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2003-AR1, Class M3
4.922%(c)	01/25/33	2,901	2,759,725
Series 2005-R6, Class M1
1.022%(c)	08/25/35	2,386	2,360,942
Argent Securities, Inc.,
Series 2003-W10, Class M1
1.502%(c)	01/25/34	1,517	1,403,075
Series 2003-W5, Class AV2
1.182%(c)	10/25/33	958	823,062
Series 2003-W7, Class A2
1.202%(c)	03/25/34	1,975	1,839,847
Series 2003-W7, Class M1
1.457%(c)	03/25/34	1,228	1,201,179
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE1, Class M2
3.856%(c)	01/15/33	490	496,912
Series 2004-HE7, Class M1
1.397%(c)	10/25/34	7,239	6,830,386
Series 2005-HE1, Class M1
1.172%(c)	03/25/35	6,302	6,063,640
Bayview Opportunity Master Fund liib NPL Trust,
Series 2015-NPLA, Class A, 144A
3.721%(c)	07/28/35	2,717	2,714,393
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD2, Class A1
3.697%(c)	03/25/44	1,587	1,592,681
CDC Mortgage Capital Trust,
Series 2003-HE1, Class M1
1.772%(c)	08/25/33	4,688	4,464,273
Series 2003-HE4, Class M1
1.397%(c)	03/25/34	1,426	1,349,032
Chase Funding Trust,
Series 2003-1, Class 2A2
1.082%(c)	11/25/32	675	639,180
CIT Mortgage Loan Trust,
Series 2007-1, Class 2A3, 144A
1.872%(c)	10/25/37	8,216	7,652,779
GSAMP Trust,
Series 2004-HE2, Class M1
1.397%(c)	09/25/34	6,179	5,697,181
Home Equity Asset Trust,
Series 2002-1, Class M1
1.742%(c)	11/25/32	1,790	1,679,901
Series 2002-5, Class M1
2.122%(c)	05/25/33	3,534	3,358,817
Series 2003-8, Class M1

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
1.502%(c)	04/25/34	1,177	$1,076,676
Series 2004-2, Class M1
1.217%(c)	07/25/34	6,018	5,642,041
MASTR Asset-Backed Securities Trust,
Series 2004-HE1, Class M3
2.072%(c)	09/25/34	3,340	3,275,661
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class A3
1.142%(c)	07/25/34	325	313,771
Series 2004-HE2, Class A1A
1.222%(c)	08/25/35	811	769,650
Series 2005-WMC1, Class M1
1.172%(c)	09/25/35	1,611	1,524,757
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE3, Class M1
1.442%(c)	10/25/33	1,605	1,498,049
Series 2003-NC7, Class M1
1.472%(c)	06/25/33	1,241	1,167,788
Series 2004-HE8, Class M1
1.382%(c)	09/25/34	5,000	4,585,002
Series 2004-NC3, Class M1
1.217%(c)	03/25/34	2,986	2,839,030
Series 2005-HE2, Class M1
1.022%(c)	01/25/35	2,000	1,879,934
Morgan Stanley Home Equity Loan Trust,
Series 2005-3, Class M2
0.892%(c)	08/25/35	3,000	2,900,918
Option One Mortgage Loan Trust,
Series 2003-1, Class A2
1.262%(c)	02/25/33	1,836	1,708,643
Series 2003-4, Class A2
1.062%(c)	07/25/33	1,218	1,137,071
Series 2003-6, Class A2
1.082%(c)	11/25/33	2,012	1,861,933
RAMP Trust,
Series 2005-EFC2, Class M3
1.157%(c)	07/25/35	7,690	7,529,731
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC1, Class M1
1.622%(c)	01/25/34	2,886	2,765,557
Series 2004-BC1, Class M1
1.187%(c)	02/25/35	1,336	1,225,865
Series 2004-BC4, Class A2C
1.402%(c)	10/25/35	8,066	7,790,156
Structured Asset Securities Corp.,
Series 2003-BC3, Class M1
1.547%(c)	04/25/33	3,781	3,619,669
VOLT XXVII LLC,
Series 2014-NPL7, Class A1, 144A
3.375%	08/27/57	14,942	14,826,529
VOLT XXX LLC,
Series 2015-NPL1, Class A1, 144A
3.625%	10/25/57	5,767	5,748,614
VOLT XXXI LLC,
Series 2015-NPL2, Class A1, 144A
3.375%	02/25/55	3,668	3,617,061
VOLT XXXIV LLC,
Series 2015-NPL7, Class A1, 144A
3.250%	02/25/55	5,447	5,335,926

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
VOLT XXXVI LLC,
Series 2015-NP10, Class A1, 144A
3.625%	07/25/45	2,733	$2,694,321
VOLT XXXVII LLC,
Series 2015-NP11, Class A1, 144A
3.625%	07/25/45	3,808	3,764,790
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-3, Class M4
1.012%(c)	11/25/35	1,052	960,556

			153,005,139

TOTAL ASSET-BACKED SECURITIES (cost $440,912,351)			437,983,610

BANK LOANS(c) — 0.4%
Aerospace & Defense
Transdigm, Inc.,
Term Loan TL
3.500%	05/16/22	2,085	2,014,265

Automobiles
Chrysler Group LLC,
Term Loan B
3.500%	05/24/17	1,949	1,941,110

Biotechnology
RPI Finance Trust,
Term Loan B4
3.500%	11/09/20	1,290	1,281,624

Capital Markets
Financiere Lilas IV, Private Placement (France),
Facility B2
3.750%	09/04/20	1,205	1,306,305

Chemicals
Axalta Coating Systems US Holdings, Inc.,
Refinanced Term Loan B
3.750%	02/01/20	164	162,675
Macdermid, Inc.,
Term Loan
5.500%	06/07/20	1,850	1,787,450

			1,950,125

Commercial Services & Supplies
ADS Waste Holdings, Inc.,
Tranche Term Loan B-2
3.750%	10/09/19	903	877,438
TransUnion LLC,
Term Loan B2
3.500%	04/09/21	983	952,043

			1,829,481

Consumer Products
Bombardier Recreation Products,
Term Loan
3.750%	01/30/19	1,250	1,233,437

Containers & Packaging
Reynolds Group Holdings, Inc.,
Incremental US Term Loan
4.500%	12/01/18	514	508,673

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food & Staples Retailing
Supervalu, Inc.,
Term Loan
4.500%	03/21/19	1,487	$1,464,590

Food Products
Pinnacle Foods Finance LLC,
Tranche Term Loan G
3.000%	04/15/20	371	363,958

Health Care Equipment & Supplies
Convatec, Inc.,
Dollar Term Loan
4.250%	12/22/16	285	279,979
Kinetic Concepts, Inc.,
Dollar Term Loan E-1
4.500%	05/04/18	437	418,587

			698,566

Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc.,
Term Loan
2.657%	01/25/19	895	878,333
Term Loan G
3.750%	12/31/19	432	420,443
Term Loan H
4.000%(c)	01/27/21	796	779,942
MPH Acquisition Holdings LLC,
Term Loan B
3.750%	03/31/21	3,642	3,538,913
Select Medical Corp.,
Series E, Tranche Term Loan B
5.000%	06/01/18	213	211,470

			5,829,101

Health Care Technology
Truven Health Analytics, Inc.,
New Tranche Term Loan B
4.500%	06/06/19	968	924,082

Hotels, Restaurants & Leisure
Aramark Corp.,
Term Loan
3.250%	02/24/21	990	978,788

Marine
Scandlines GmbH (France),
Facility B
4.500%	12/03/20	1,256	1,364,923

Media
NEP/NCP Holdco, Inc.,
First Lien Amendment No. 3 Incremental Term Loan
4.250%	01/22/20	282	263,046
Sinclair Television Group, Inc.,
Tranche Term Loan B
3.000%	04/02/20	664	654,506
Univision Communications, Inc.,
Replacement First Lien Term Loan
4.000%	03/01/20	752	735,312

			1,652,864

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Pharmaceuticals
Catalent Pharma Solutions, Inc.,
Dollar Term Loan
4.250%	05/20/21	677	$669,507
Mallinckrodt International Finance SA,
Term Loan
3.500%	03/19/21	1,501	1,463,475
Valeant Pharmaceuticals International, Inc.,
Term Loan
4.000%	08/31/22	993	954,867

			3,087,849

Semiconductors & Semiconductor Equipment — 0.1%
Avago Tech Cayman Finance Ltd.,
Term Loan
3.750%	05/06/21	1,969	1,965,147
4.250%	12/31/22	5,190	5,121,523

			7,086,670

Specialty Retail
Staples, Inc.,
Term Loan B
3.500%	02/28/22	1,195	1,179,465

Technology
Nxp Bv,
Term Loan
3.750%	12/07/20	2,250	2,235,937

Telecommunications
T Mobile USA, Inc.,
Term Loan
3.500%	11/09/22	2,075	2,072,406

TOTAL BANK LOANS (cost $42,138,721)			41,004,219

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.6%
Banc of America Commercial Mortgage Trust,
Series 2007-3, Class AM
5.558%(c)	06/10/49	11,000	11,423,417
Series 2007-5, Class A1A
5.361%	02/10/51	1,342	1,401,658
CD Commercial Mortgage Trust,
Series 2007-CD4, Class AMFX
5.366%(c)	12/11/49	4,750	4,848,167
Series 2007-CD4, Class A4
5.322%	12/11/49	6,697	6,809,537
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.710%(c)	12/10/49	8,000	8,266,934
Series 2014-GC21, Class A4
3.575%	05/10/47	3,850	3,939,438
Series 2015-GC31, Class A3
3.497%	06/10/48	8,000	8,062,475
COBALT CMBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.223%	08/15/48	5,433	5,519,521
Series 2007-C2, Class AMFX
5.526%(c)	04/15/47	6,675	6,949,482

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2006-C8, Class AM
5.347%	12/10/46	11,425	$11,701,229
Series 2013-CR8, Class A4
3.334%	06/10/46	7,000	7,098,011
Series 2014-CR20, Class A3
3.326%	11/10/47	6,000	5,963,485
Series 2014-UBS4, Class A3
3.430%	08/10/47	5,900	6,053,641
Series 2014-UBS6, Class A4
3.378%	12/10/47	1,600	1,594,175
Series 2015-CR25, Class A3
3.505%	08/10/48	16,000	16,111,006
Series 2015-CR26, Class A3
3.359%	10/10/48	3,000	2,978,911
Series 2015-CR27, Class A3
3.349%	10/10/48	20,050	19,838,210
Series 2015-DC1, Class A4
3.078%	02/10/48	5,000	4,883,741
Series 2015-LC21, Class A3
3.445%	07/10/48	7,000	7,054,629
Series 2015-LC23, Class A3
3.521%	10/10/53	20,000	20,160,854
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class A3
3.231%	06/15/57	8,000	7,844,440
Series 2015-C3, Class A3
3.447%	08/15/48	7,000	6,959,249
Series 2015-C4, Class A3
3.544%	11/15/48	12,000	11,997,786
Fannie Mae-Aces,
Series 2015-M17, Class A2
3.038%(c)	11/25/25	9,500	9,435,880
Series 2015-M8, Class AB2
2.829%	01/25/25	5,145	5,185,796
Federal National Mortgage Assoc.,
Series K050, Class A2
3.334%	08/25/25	4,000	4,092,560
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO
1.645%(c)	06/25/20	13,557	726,545
Series K025, Class X1, IO
0.893%(c)	10/25/22	13,244	628,690
Series K029, Class A2
3.320%	02/25/23	3,900	4,056,289
Series K033, Class A2
3.060%(c)	07/25/23	3,000	3,059,537
GS Mortgage Securities Trust,
Series 2013-GC12, Class A3
2.860%	06/10/46	7,900	7,750,557
Series 2015-GC34, Class A3
3.244%	10/10/48	8,300	8,147,611
Series 2015-GS1, Class A2
3.470%	11/10/48	20,000	20,070,544
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2007-LD12, Class AM
6.009%(c)	02/15/51	10,821	11,386,042

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A2
3.003%	01/15/47	3,000	$3,057,259
Series 2014-C19, Class A3
3.669%	04/15/47	6,240	6,401,043
Series 2014-C21, Class A4
3.493%	08/15/47	3,900	3,938,456
Series 2014-C25, Class A4A1
3.408%	11/15/47	7,000	7,019,314
Series 2015-C28, Class A2
2.773%	10/15/48	1,850	1,864,740
Series 2015-C28, Class A4
3.227%	10/15/48	4,700	4,606,320
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	660	684,493
Series 2013-LC11, Class A4
2.694%	04/15/46	6,750	6,539,487
ML-CFC Commercial Mortgage Trust,
Series 2007-5, Class A4
5.378%	08/12/48	4,404	4,508,582
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3
3.451%	07/15/50	6,800	6,795,186
Series 2015-C26, Class A4
3.252%	10/15/48	28,000	27,473,550
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3
2.533%	12/10/45	6,836	6,826,404
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3
5.765%(c)	07/15/45	5,971	5,963,387
Series 2006-C28, Class A1A
5.559%	10/15/48	1,890	1,926,815
Series 2007-C32, Class A1A
5.713%(c)	06/15/49	1,458	1,508,827
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	1,420	1,441,508
Series 2015-LC20, Class A4
2.925%	04/15/50	5,000	4,795,109
Series 2015-NXS1, Class A4
2.874%	05/15/48	7,500	7,201,817
Series 2015-NXS3, Class A3
3.354%	09/15/57	2,500	2,473,834
Series 2015-NXS4, Class A3
3.452%	12/15/48	16,700	16,637,198
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A3
2.749%	05/15/45	2,850	2,775,354

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $393,718,815)			386,438,730

CORPORATE BONDS — 8.7%
Advertising
Outfront Media Capital LLC / Outfront Media Capital Corp.,
Gtd. Notes
5.625%	02/15/24	400	411,000

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Aerospace & Defense — 0.1%
Harris Corp.,
Sr. Unsec’d. Notes
3.832%	04/27/25		420	$413,670
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.100%	01/15/23		2,220	2,218,533
3.550%	01/15/26		2,540	2,548,938
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22		1,300	1,270,750
6.500%	07/15/24		1,300	1,292,850

				7,744,741

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24		1,200	1,243,182
10.200%	02/06/39		1,029	1,687,409
Imperial Tobacco Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	02/11/18		3,820	3,802,707

				6,733,298

Airlines — 0.1%
Continental Airlines Pass-Through Trust,
Pass-Through Certificates
5.983%	04/19/22		1,344	1,483,793
Delta Air Lines Pass Through Trust,
Pass-Through Certificates
6.821%	08/10/22		872	1,004,002
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.650%	11/05/20		2,440	2,427,597
United Airlines Pass Through Trust,
Pass-Through Certificates
3.450%	06/01/29		1,840	1,856,100
US Airways Pass-Through Trust,
Pass-Through Certificates
3.950%	11/15/25		2,578	2,597,500

				9,368,992

Auto Manufacturers — 0.3%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,040	980,336
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.134%	08/04/25		9,050	9,017,556
4.250%	02/03/17		4,500	4,597,691
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		6,070	6,207,540
6.250%	10/02/43		2,005	2,118,355
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	11/24/20		8,690	8,713,506
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	11/15/19	(a)	1,430	1,440,725

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Navistar International Corp.,
Gtd. Notes
8.250%	11/01/21		800	$532,000

				33,607,709

Auto Parts & Equipment
Dana Holding Corp.,
Sr. Unsec’d. Notes
5.500%	12/15/24		400	388,000
Lear Corp.,
Gtd. Notes
5.250%	01/15/25		1,770	1,800,975
Meritor, Inc.,
Gtd. Notes
6.750%	06/15/21		2,000	1,840,000

				4,028,975

Banks — 2.1%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.593%	07/16/18		2,000	2,188,866
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.250%	10/29/18		5,000	4,949,215
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49		1,630	1,552,575
Sr. Unsec’d. Notes
2.050%	12/07/18		8,000	7,976,960
Sr. Unsec’d. Notes, MTN
4.000%	04/01/24		1,380	1,411,347
5.000%	01/21/44	(a)	695	725,365
5.875%	02/07/42		945	1,102,889
Sr. Unsec’d. Notes, MTN, BKNT
3.300%	01/11/23		4,000	3,937,300
Sub. Notes
3.950%	04/21/25		13,015	12,673,604
6.110%	01/29/37		3,080	3,494,876
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	06/29/20		6,015	6,049,971
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	04/24/24		1,210	1,217,832
4.750%	07/15/21		2,500	2,707,893
Sub. Notes
4.200%	10/29/25		4,385	4,329,534
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/17		1,600	1,648,000
Citigroup, Inc.,
Jr. Sub. Notes
5.900%(c)	12/29/49	(a)	2,500	2,456,250
5.950%(c)	12/29/49	(a)	9,605	9,574,984
5.950%(c)	12/29/49		8,500	8,181,250
Sr. Unsec’d. Notes
2.050%	12/07/18		8,050	8,007,472
3.300%	04/27/25		1,370	1,345,467
3.875%	10/25/23		925	955,913

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
4.950%	11/07/43		700	$735,540
5.875%	01/30/42		1,150	1,319,528
Sub. Notes
4.450%	09/29/27		2,570	2,552,984
Citizens Bank NA,
Sr. Unsec’d. Notes, BKNT
2.300%	12/03/18		7,390	7,381,272
Credit Suisse (Switzerland),
Sr. Unsec’d. Notes
1.700%	04/27/18		4,295	4,264,162
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A
3.800%	09/15/22		800	799,369
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.700%	05/30/24	(a)	1,995	1,986,980
Discover Bank,
Sr. Unsec’d. Notes
4.200%	08/08/23		2,675	2,732,681
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/29/49		2,765	2,747,719
Sr. Unsec’d. Notes
3.625%	01/22/23		1,000	1,011,355
6.000%	06/15/20		1,600	1,808,176
6.250%	02/01/41		5,600	6,679,691
Sub. Notes
4.250%	10/21/25		12,000	11,908,284
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.600%	08/02/18	(a)	1,825	1,827,108
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
7.000%	06/15/25		6,000	8,044,566
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
1.000%	04/07/16		500	500,069
JPMorgan Chase & Co,
Sub. Notes
4.250%	10/01/27		2,580	2,573,834
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.000%(c)	12/29/49		5,000	4,750,000
5.150%(c)	12/29/49		3,500	3,307,500
5.300%(c)	12/29/49		2,935	2,923,994
7.900%(c)	04/29/49		1,650	1,679,700
Sr. Unsec’d. Notes
3.900%	07/15/25		4,000	4,122,088
6.400%	05/15/38	(a)	6,400	8,157,203
JPMorgan Chase Bank NA,
Sub. Notes, BKNT
6.000%	10/01/17		4,000	4,276,640
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.300%	11/27/18		750	752,977
Gtd. Notes, MTN, 144A
5.800%	01/13/20		2,500	2,803,157

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49		1,175	$1,147,094
Sr. Unsec’d. Notes
3.750%	02/25/23		2,360	2,417,268
6.375%	07/24/42	(a)	3,700	4,575,231
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21		3,225	3,613,200
Sub. Notes, MTN
4.100%	05/22/23		11,000	11,112,211
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.300%	10/10/18		1,512	1,522,419
PNC Bank NA,
Sub. Notes
3.800%	07/25/23		685	706,460
Sub. Notes, BKNT
4.200%	11/01/25		2,005	2,126,112
State Street Corp.,
Jr. Sub. Notes
5.250%(c)	12/29/49		1,975	1,977,469
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19		1,695	1,701,048
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		1,715	1,723,966
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
2.500%	12/14/20		2,725	2,723,894
UBS AG (Switzerland),
Sr. Unsec’d. Notes, MTN
1.800%	03/26/18	(a)	2,320	2,316,116
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/29/49		3,100	3,127,125
Sub. Notes, MTN
4.900%	11/17/45		4,195	4,232,411
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36		5,815	6,984,809

				230,140,973

Beverages
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,500	1,500,000
4.750%	11/15/24		1,100	1,122,000

				2,622,000

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.400%	05/01/45		6,275	5,813,926
5.750%	03/15/40		1,670	1,806,623

				7,620,549

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A (original cost $2,254,875;purchased 10/27/14-02/11/15)(f)(g)
5.375%	11/15/24		2,220	$2,214,450
CEMEX Espana SA (Mexico),
Sr. Sec’d. Notes, 144A
9.875%	04/30/19		1,930	2,040,975
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
6.000%	04/01/24	(a)	3,000	2,572,500
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22		505	481,644

				7,309,569

Chemicals — 0.2%
Ashland, Inc.,
Sr. Unsec’d. Notes
3.875%	04/15/18		2,000	2,040,000
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		975	829,016
5.375%	03/15/44		825	717,517
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.625%	10/01/44		2,715	2,454,205
8.550%	05/15/19		9,800	11,550,760
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44		4,750	4,337,671
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		485	490,179
5.625%	11/15/43		1,590	1,524,010

				23,943,358

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A (original cost $4,481,514; purchased 11/02/15)(f)(g)
3.800%	11/01/25		4,490	4,443,012
ERAC USA Finance LLC,
Gtd. Notes, 144A (original cost $2,303,284; purchased 05/14/13)(f)(g)
7.000%	10/15/37		1,780	2,169,268
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19		2,000	2,043,000
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	05/15/24		2,095	2,157,850
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25	(a)	350	339,500
7.625%	04/15/22		2,200	2,351,140
8.250%	02/01/21		394	412,223

				13,915,993

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25	(h)	4,225	$4,276,135
Hewlett Packard Enterprise Co,
Gtd. Notes, 144A
2.450%	10/05/17		4,690	4,686,023
2.850%	10/05/18		880	879,509

				9,841,667

Diversified Financial Services — 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
4.625%	07/01/22	(a)	845	854,506
American Express Co.,
Jr. Sub. Notes
5.200%(c)	05/29/49	(a)	810	796,837
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/22		3,295	3,284,031
Charles Schwab Corp (The),
Sr. Unsec’d. Notes
3.450%	02/13/26		2,280	2,318,562
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		1,555	1,493,276
GE Capital International Funding Co.,
Gtd. Notes, 144A
4.418%	11/15/35		5,088	5,192,212
General Electric Capital Corp.,
Gtd. Notes, MTN
6.750%	03/15/32		1,475	1,927,244
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34		489	487,727
Navient Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19	(a)	400	368,000
OneMain Financial Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/15/19		3,205	3,249,069
7.250%	12/15/21		3,140	3,147,850
Synchrony Financial,
Sr. Unsec’d. Notes
2.600%	01/15/19		5,470	5,450,346

				28,569,660

Electric — 0.7%
AES Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/24	(a)	2,500	2,231,250
Ameren Illinois Co.,
Sr. Sec’d. Notes
4.150%	03/15/46		1,235	1,232,589
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17		6,600	6,551,153
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36		2,600	3,031,974

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	5,535	$4,967,663
5.500%	02/01/24		2,000	1,765,000
5.750%	01/15/25	(a)	5,590	4,933,175
Commonwealth Edison Co.,
First Mortgage
4.350%	11/15/45		1,365	1,373,974
6.150%	09/15/17		2,300	2,469,266
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18		700	799,107
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21		1,500	1,425,000
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19		12,500	11,750,000
7.375%	11/01/22	(a)	5,875	5,111,250
7.625%	11/01/24	(a)	1,400	1,196,720
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		490	493,446
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18		2,000	2,085,000
7.875%	05/15/21		1,961	1,838,438
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.250%	03/15/46		1,445	1,400,188
6.050%	03/01/34		3,100	3,652,544
PECO Energy Co.,
First Mortgage
3.150%	10/15/25		3,500	3,487,848
Southern Power Co.,
Sr. Unsec’d. Notes
1.850%	12/01/17		6,325	6,322,261
Westar Energy, Inc.,
First Mortgage
3.250%	12/01/25		4,450	4,462,754

				72,580,600

Electrical Components & Equipment
GrafTech International Ltd.,
Gtd. Notes(g)
6.375%	11/15/20		429	248,820

Electronics
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20		5,400	5,670,000

Engineering & Construction
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, 144A (original cost $315,000; purchased 06/19/14)(f)(g)
5.250%	06/27/29		315	151,988

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Entertainment — 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24		330	$333,300
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		2,000	1,950,000
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.875%	11/01/20		2,100	2,058,000
Pinnacle Entertainment, Inc.,
Gtd. Notes
6.375%	08/01/21		1,700	1,787,125

				6,128,425

Environmental Control
Covanta Holding Corp.,
Sr. Unsec’d. Notes
7.250%	12/01/20		1,000	1,034,375

Foods — 0.1%
BRF SA (Brazil),
Sr. Unsec’d. Notes, 144A
3.950%	05/22/23		215	194,037
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		2,105	2,099,737
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Sr. Unsec’d. Notes, 144A (original cost $1,380,000;purchased 05/20/15)(f)(g)
5.750%	06/15/25		1,380	1,200,600
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A (original cost $1,881,040; purchased 06/19/12-12/09/15)(f)(g)
7.250%	06/01/21	(a)	1,920	1,905,600
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A (original cost $1,955,125; purchased 01/08/15-01/20/15)(f)(g)
8.250%	02/01/20		1,850	1,850,000
Kraft Foods Group, Inc.,
Gtd. Notes
6.500%	02/09/40		2,070	2,413,078
Whole Foods Market, Inc.,
Sr. Unsec’d. Notes, 144A
5.200%	12/03/25		2,070	2,066,936

				11,729,988

Forest Products & Paper
International Paper Co.,
Sr. Unsec’d. Notes
5.150%	05/15/46		4,780	4,547,616

Gas — 0.1%
AGL Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,200	1,079,034
Dominion Gas Holdings LLC,
Sr. Unsec’d. Notes
4.800%	11/01/43		85	81,292
NGL Energy Partners LP / NGL Energy Finance Corp.,
Gtd. Notes
6.875%	10/15/21		5,000	3,750,000

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Gas (continued)
Sempra Energy,
Sr. Unsec’d. Notes
6.500%	06/01/16		2,500	$2,545,405

				7,455,731

Hand/Machine Tools — 0.1%
Stanley Black & Decker, Inc.,
Sub. Notes
2.451%	11/17/18		7,360	7,388,719

Healthcare-Products — 0.1%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.850%	05/15/20		1,105	1,099,244
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25		4,275	4,309,927
4.375%	03/15/35		1,805	1,824,570

				7,233,741

Healthcare-Services — 0.4%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		1,318	1,294,750
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		1,245	1,184,697
Baylor Scott & White Holdings,
Unsec’d. Notes
4.185%	11/15/45		925	874,765
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	1,800	1,707,750
8.000%	11/15/19		3,500	3,526,250
Cigna Corp.,
Sr. Unsec’d. Notes
5.375%	02/15/42		2,180	2,390,041
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.125%	07/15/24		2,500	2,500,000
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20		2,435	2,459,350
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23	(a)	6,000	6,150,000
8.000%	10/01/18		1,350	1,510,313
Sr. Sec’d. Notes
4.250%	10/15/19		780	795,600
4.750%	05/01/23		1,000	990,000
5.250%	04/15/25		2,800	2,821,000
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.500%	11/01/18		1,950	1,954,877
Quest Diagnostics, Inc.,
Gtd. Notes
5.750%	01/30/40		4,500	4,642,902
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
1.350%	09/29/17	(a)	2,000	2,001,284

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18		2,600	$2,736,500
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	5,500	5,101,250
8.125%	04/01/22		1,700	1,695,750
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.950%	10/15/42		2,790	2,596,823

				48,933,902

Holding Companies-Diversified
Stena AB (Sweden),
Sr. Unsec’d. Notes, 144A
7.000%	02/01/24		300	255,000

Home Builders
CalAtlantic Group, Inc.,
Gtd. Notes
8.375%	05/15/18		1,750	1,953,000
William Lyon Homes, Inc.,
Gtd. Notes, 144A
7.000%	08/15/22		3,075	3,082,688

				5,035,688

Insurance — 0.3%
ACE INA Holdings, Inc.,
Gtd. Notes
4.350%	11/03/45		1,245	1,265,084
Allstate Corp. (The),
Sr. Unsec’d. Notes
4.500%	06/15/43		190	193,051
American International Group, Inc.,
Sr. Unsec’d. Notes
6.250%	05/01/36		3,700	4,272,982
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		2,915	2,949,406
Dai-ichi Life Insurance Co. Ltd. (The) (Japan),
Jr. Sub. Notes, 144A
5.100%(c)	10/29/49		340	353,600
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	05/01/42		2,000	2,273,530
Sr. Unsec’d. Notes, 144A
6.500%	03/15/35		3,900	4,602,378
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40		5,000	6,271,415
MetLife, Inc.,
Sr. Unsec’d. Notes
4.600%	05/13/46	(a)	680	684,498
4.875%	11/13/43		1,625	1,704,796
6.750%	06/01/16		5,500	5,625,983
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40		2,420	2,907,613

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		1,375	$1,388,868

				34,493,204

Iron/Steel
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
5.125%	06/01/20	(a)	360	298,800

Lodging — 0.1%
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22		1,275	1,364,250
MGM Resorts International,
Gtd. Notes
5.250%	03/31/20	(a)	900	891,000
8.625%	02/01/19		2,200	2,437,182
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
2.950%	03/01/17		2,130	2,142,953

				6,835,385

Machinery-Construction & Mining
Terex Corp.,
Gtd. Notes
6.500%	04/01/20		1,750	1,684,375

Media — 0.6%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37		1,750	1,950,881
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22		1,511	1,511,000
7.750%	07/15/21		500	525,000
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.625%	09/15/17		1,150	1,210,375
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23		650	650,813
5.250%	09/30/22		15,000	15,150,000
5.750%	01/15/24	(a)	2,000	2,055,000
Gtd. Notes, 144A
5.125%	05/01/23		925	925,000
5.375%	05/01/25	(a)	560	557,200
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
6.384%	10/23/35		1,090	1,101,261
6.484%	10/23/45		1,310	1,312,147
6.834%	10/23/55		345	339,906
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		4,400	6,074,807
Comcast Corp.,
Gtd. Notes
4.200%	08/15/34		3,000	2,971,773
DISH DBS Corp.,
Gtd. Notes
7.125%	02/01/16		3,600	3,611,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
6.125%	01/31/46		1,060	$1,053,746
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
6.000%	07/18/20		600	638,358
Gtd. Notes, RegS
6.375%	07/28/17		900	939,798
Time Warner Cable, Inc.,
Gtd. Notes
8.250%	04/01/19		2,300	2,641,090
Time Warner, Inc.,
Gtd. Notes
3.875%	01/15/26	(a)	5,420	5,373,355
4.050%	12/15/23		7,530	7,682,987
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A (original cost $5,000,000; purchased 5/16/13)(f)(g)
5.125%	05/15/23		5,000	4,812,500
Viacom, Inc.,
Sr. Unsec’d. Notes
4.875%	06/15/43		1,400	1,124,445
5.850%	09/01/43		650	583,685
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		1,900	1,900,000

				66,696,377

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43		1,315	1,181,927
Gtd. Notes, 144A
6.750%(c)	10/19/75		2,725	2,629,625
Consolidated Minerals Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A(g)
8.000%	05/15/20		1,000	495,000
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
1.700%	05/27/16	(a)	5,375	5,321,250
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42		1,500	1,082,594
5.875%	04/23/45		800	612,898

				11,323,294

Miscellaneous Manufacturing
Amsted Industries, Inc.,
Gtd. Notes, 144A (original cost $1,002,500; purchased 06/22/15)(f)(g)
5.000%	03/15/22		1,000	1,000,000

Office/Business Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.500%	12/01/24		2,275	2,383,063

Oil & Gas — 0.5%
American Energy — Woodford LLC/AEW Finance Corp.,
Sr. Sec’d. Notes, PIK, 144A
12.000%	12/30/20		1,859	269,483

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.623%(s)	10/10/36		3,000	$1,080,000
6.375%	09/15/17		4,000	4,194,488
Devon Energy Corp.,
Sr. Unsec’d. Notes
2.250%	12/15/18		2,250	2,053,492
5.850%	12/15/25	(a)	2,260	2,197,949
7.950%	04/15/32		1,900	1,963,375
Devon Financing Corp. LLC,
Gtd. Notes
7.875%	09/30/31		700	717,963
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45		605	429,550
EnQuest PLC (United Kingdom),
Gtd. Notes, 144A(g)
7.000%	04/15/22		2,600	906,750
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35		1,135	1,039,163
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
9.250%	04/23/19		2,000	2,233,500
Helmerich & Payne International Drilling Co.,
Gtd. Notes
4.650%	03/15/25	(a)	4,395	4,396,987
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24		3,500	3,760,064
Lukoil International Finance BV (Russia),
Gtd. Notes, 144A
7.250%	11/05/19		500	537,600
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	12/14/18		9,940	9,829,099
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21		2,550	2,095,488
Noble Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	03/01/41		825	711,301
Pacific Exploration and Production Corp. (Colombia),
Gtd. Notes, 144A
5.375%	01/26/19		1,810	343,900
PetroQuest Energy, Inc.,
Gtd. Notes
10.000%	09/01/17		4,800	3,216,000
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
6.875%	05/01/18		3,090	3,282,674
Reliance Holding USA, Inc. (India),
Gtd. Notes, 144A
5.400%	02/14/22		750	811,084
Sasol Financing International PLC (South Africa),
Gtd. Notes
4.500%	11/14/22		1,200	1,097,448

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Shell International Finance BV (Netherlands),
Gtd. Notes
2.000%	11/15/18	(a)		6,000	$6,006,990
3.250%	05/11/25			2,000	1,951,950
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.900%	03/15/45			605	504,494

					55,630,792

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25			6,440	6,354,857

Packaging & Containers — 0.1%
Ball Corp.,
Gtd. Notes
4.000%	11/15/23			2,250	2,145,937
4.375%	12/15/23		EUR	650	725,817
BWAY Holding Co.,
Sr. Unsec’d. Notes, 144A (original cost $2,980,920; purchased 08/07/14)(f)(g)
9.125%	08/15/21			3,000	2,805,000
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.875%	08/15/23	(a)		670	680,050
6.375%	08/15/25	(a)		495	508,613
Rock-Tenn Co.,
Gtd. Notes
4.900%	03/01/22			1,750	1,856,024

					8,721,441

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/06/22			1,310	1,289,476
3.600%	05/14/25			1,505	1,485,337
4.500%	05/14/35			2,530	2,478,380
4.700%	05/14/45			4,190	4,095,583
Actavis Funding SCS,
Gtd. Notes
3.800%	03/15/25			1,100	1,094,382
4.550%	03/15/35			1,380	1,341,163
4.750%	03/15/45			480	468,022
Forest Laboratories, Inc.,
Gtd. Notes, 144A
4.875%	02/15/21			2,920	3,161,782
Merck & Co., Inc.,
Sr. Unsec’d. Notes
4.150%	05/18/43			975	967,665
Mylan NV,
Gtd. Notes, 144A
3.000%	12/15/18			2,580	2,574,306
Novartis Capital Corp. (Switzerland),
Gtd. Notes
4.000%	11/20/45			6,060	5,935,600
Quintiles Transnational Corp.,
Gtd. Notes, 144A
4.875%	05/15/23			1,085	1,090,425

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20		1,500	$1,410,000
6.125%	04/15/25	(a)	410	365,925
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37		2,500	2,972,580

				30,730,626

Pipelines — 0.2%
DCP Midstream LLC,
Sr. Unsec’d. Notes
8.125%	08/16/30		3,500	3,061,111
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
2.500%	06/15/18		1,610	1,542,132
4.900%	03/15/35		340	247,218
5.150%	03/15/45		855	604,330
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25	(a)	1,055	811,415
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	02/15/26		2,810	2,520,576
Kinder Morgan Inc.,
Gtd. Notes, 144A
5.625%	11/15/23		6,600	6,033,238
Niska Gas Storage Canada ULC / Niska Gas Storage Canada Finance Corp.,
Gtd. Notes
6.500%	04/01/19		700	603,750
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		2,400	2,012,710

				17,436,480

Real Estate — 0.1
WEA Finance LLC / Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
3.250%	10/05/20		5,425	5,445,761

Real Estate Investment Trusts (REITs) — 0.1%
Duke Realty LP,
Gtd. Notes
6.500%	01/15/18		4,392	4,749,869
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	10/15/22		4,487	4,330,166

				9,080,035

Retail — 0.3%
Brinker International, Inc.,
Sr. Unsec’d. Notes
2.600%	05/15/18		7,460	7,430,615
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25		6,435	6,567,432
4.875%	07/20/35		865	893,105
5.125%	07/20/45		1,090	1,148,240
5.300%	12/05/43		310	332,966

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36		3,600	$4,387,820
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22	(a)	2,200	2,337,500
8.500%	06/15/19		750	871,875
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.700%	01/30/26		6,065	6,060,015

				30,029,568

Semiconductors — 0.1%
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	05/15/21		5,000	5,112,500
6.000%	01/15/22		1,800	1,885,500
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.750%	06/01/18		1,800	1,809,000
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		1,330	1,300,075

				10,107,075

Software — 0.2%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21		1,500	1,511,250
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21		4,000	2,660,000
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
2.850%	10/15/18		2,100	2,107,415
3.625%	10/15/20		2,810	2,846,606
First Data Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/20		607	636,591
Microsoft Corp.,
Sr. Unsec’d. Notes
4.450%	11/03/45		6,275	6,470,924
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	05/15/25		7,100	6,916,749
4.300%	07/08/34		1,295	1,288,278

				24,437,813

Telecommunications — 0.5%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
6.750%	11/15/20		2,250	2,370,937
8.875%	01/01/20		800	848,000
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		3,585	3,445,508
4.500%	05/15/35		555	513,298
4.750%	05/15/46		4,890	4,477,264
4.800%	06/15/44		2,530	2,317,824

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%(c)	12/15/30		735	$1,072,479
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
14.750%	12/01/16		806	890,630
CommScope Technologies Finance LLC,
Sr. Unsec’d. Notes, 144A
6.000%	06/15/25		1,170	1,126,125
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		675	647,156
5.500%	06/15/24		3,000	2,850,000
Eileme 2 AB (Poland),
Sr. Sec’d. Notes, RegS
11.625%	01/31/20		1,300	1,378,000
11.750%	01/31/20	EUR	700	810,252
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21		2,800	2,933,000
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		1,300	1,283,750
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.000%	05/15/17		1,900	1,914,250
Telstra Corp. Ltd. (Australia),
Gtd. Notes, 144A
3.125%	04/07/25		1,145	1,098,882
T-Mobile USA, Inc.,
Gtd. Notes
6.464%	04/28/19		1,445	1,488,090
UPCB Finance V Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21		2,700	2,868,750
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.522%	09/15/48		1,740	1,556,077
4.672%	03/15/55		1,873	1,626,140
4.862%	08/21/46		4,560	4,317,071
5.012%	08/21/54		8,670	7,938,174

				49,771,657

Transportation
FedEx Corp.,
Gtd. Notes
4.750%	11/15/45		2,020	2,001,343

Trucking & Leasing — 0.1
Penske Truck Leasing Co. LP / PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $5,464,911;purchased 11/04/15)(f)(g)
3.300%	04/01/21		5,490	5,412,591

TOTAL CORPORATE BONDS (cost $967,852,527)				944,127,614

FOREIGN GOVERNMENT BONDS — 1.0%
Brazilian Government International Bond (Brazil),
Unsec’d. Notes
11.000%	06/26/17	EUR	2,100	2,555,949

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.625%	02/26/44			1,170	$1,067,625
7.375%	09/18/37			1,000	1,102,500
Development Bank of Japan, Inc. (Japan),
Gtd. Notes, RegS
1.000%	01/22/18			6,250	6,176,119
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
3.250%	11/10/25			1,825	1,831,993
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes
6.950%	02/15/26			1,000	1,332,103
Sr. Unsec’d. Notes, 144A
1.750%	09/10/19			1,000	1,000,078
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes, MTN(g)
3.800%	08/08/17		JPY	390,000	2,953,481
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
2.110%	10/26/17		JPY	300,000	2,522,449
4.125%	02/19/18			1,480	1,541,553
6.375%	03/29/21			808	921,120
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
2.875%	07/08/21		EUR	1,005	1,080,612
3.375%	07/30/25		EUR	1,680	1,721,682
Sr. Unsec’d. Notes, RegS
4.875%	05/05/21			2,500	2,589,545
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
5.250%	09/20/16			1,000	1,027,137
Sr. Unsec’d. Notes, RegS
3.450%	03/24/17	(g)	JPY	20,000	172,380
3.700%	11/14/16		JPY	100,000	853,197
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
2.375%	02/13/25			3,000	2,867,959
2.500%	09/12/18			3,000	3,036,576
Sr. Unsec’d. Notes, MTN
1.500%	09/12/17			21,300	21,242,724
Kingdom of Belgium (Belgium),
Sr. Unsec’d. Notes, RegS
1.500%	06/22/18			3,000	2,997,240
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.750%	04/22/23		EUR	3,000	3,379,071
3.625%	03/15/22			1,250	1,257,500
6.050%	01/11/40			250	273,750
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			4,400	4,008,400
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
5.200%	01/30/20			985	1,068,725
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.750%	01/30/26		EUR	800	862,884
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
6.250%	03/15/16		EUR	800	879,185

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
7.750%	01/14/31		1,000	$1,404,970
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, 144A
5.125%	10/15/24		3,750	3,813,000
Sr. Unsec’d. Notes, RegS
5.125%	10/15/24		1,750	1,779,400
Republic of Iceland (Iceland),
Unsec’d. Notes, RegS
4.875%	06/16/16		7,000	7,105,077
Republic of Italy (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23		3,000	3,686,130
Republic of Latvia (Latvia),
Sr. Unsec’d. Notes, RegS
5.250%	02/22/17		1,500	1,567,950
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/24		1,308	1,405,184
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, RegS
5.250%	02/18/24		800	883,000
5.500%	10/26/22		2,900	3,236,934
5.850%	05/10/23		3,200	3,645,984
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes, MTN
4.500%	04/05/16	EUR	800	874,551
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
1.625%	06/06/18		3,000	2,970,510
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.750%	03/22/24		895	945,585
7.000%	06/05/20		2,000	2,225,308

TOTAL FOREIGN GOVERNMENT BONDS (cost $112,469,242)				107,867,120

MUNICIPAL BONDS — 0.1%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49		1,330	1,789,156
Los Angeles Department of Water,
Revenue Bonds, BABs
6.008%	07/01/39		1,850	2,260,219
University of California,
Revenue Bonds
3.934%	05/15/45		340	331,133
4.131%	05/15/45		360	353,272
4.767%	05/15/2115		850	797,938

				5,531,718

Colorado
Regional Transportation District,
Revenue Bonds
5.844%	11/01/50		955	1,223,556

District of Columbia
District of Columbia Water & Sewer Authority,
Revenue Bonds
4.814%	10/01/2114		550	544,819
5.522%	10/01/44		1,340	1,576,349

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
District of Columbia (continued)
			$2,121,168

Pennsylvania
Pennsylvania Turnpike Commission,
Revenue Bonds
6.105%	12/01/39	1,035	1,281,475

TOTAL MUNICIPAL BONDS (cost $10,361,418)			10,157,917

NON-CORPORATE FOREIGN AGENCIES — 0.3%
CDP Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.150%	07/24/24	2,655	2,667,001
CNOOC Finance Ltd. (China),
Gtd. Notes
3.000%	05/09/23	1,095	1,024,884
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24	910	896,350
Credit Suisse Group Funding Guernsey Ltd (Switzerland),
Gtd. Notes, 144A
2.750%	03/26/20	1,230	1,218,341
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.375%	11/04/16	1,300	1,324,310
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20	2,000	2,207,650
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
9.125%	07/02/18	2,800	3,077,200
Korea Development Bank (The) (South Korea),
Sr. Unsec’d. Notes
3.500%	08/22/17	1,000	1,025,410
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	09/19/22	1,500	1,491,315
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS
7.750%	10/17/16	3,300	3,444,375
Petroleos Mexicanos (Mexico),
Gtd. Notes
1.950%	12/20/22	413	409,884
2.830%	02/15/24	3,400	3,476,048
5.500%	01/21/21	1,750	1,765,225
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes, RegS
7.390%	12/02/24	1,270	1,636,776
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN
2.400%	10/01/20	3,050	3,027,345
VTB Bank OJSC Via VTB Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.875%	05/29/18	550	573,403

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $29,463,601)			29,265,517

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Aire Valley Mortgages PLC (United Kingdom),
Series 2004-1X, Class 3A1, RegS
0.985%(c)	09/20/66	GBP	2,811	$4,018,546
Series 2007-1A, Class 2A1, 144A
0.810%(c)	09/20/66		3,348	3,202,040
Alternative Loan Trust,
Series 2005-9CB, Class 1A5
0.922%(c)	05/25/35		6,915	5,617,425
Series 2005-10CB, Class 1A1
0.922%(c)	05/25/35		10,198	8,267,205
Series 2005-69, Class A1
1.256%(c)	12/25/35		4,647	4,026,133
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 144A
0.612%(c)	03/27/36		4,430	4,115,212
Series 2015-R9, Class 1A1, 144A
0.963%(c)	12/26/46		17,729	16,505,091
Series 2015-R9, Class 2A1, 144A
0.402%(c)	02/26/37		14,401	13,338,992
Banc of America Funding Trust,
Series 2015-R4, Class 4A1, 144A
3.500%(c)	01/01/30		3,161	3,141,358
Series 2015-R6, Class 1A1, 144A
0.577%(c)	10/25/37		5,034	4,643,679
Fannie Mae Connecticut Avenue Securities,
Series 2015-C01, Class 1M1(x)
1.922%(c)	02/25/25		1,219	1,221,245
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M3(x)
3.521%(c)	10/25/27		3,250	3,086,799
Series 2015-DNA3, Class M2(x)
3.272%(c)	04/25/28		4,500	4,491,088
GSMSC Resecuritization Trust,
Series 2015-3R, Class 2A1, 144A
0.361%(c)	10/26/36		6,483	6,092,226
Series 2015-3R, Class 2A2, 144A
0.361%(c)	10/26/36		1,600	1,143,455
Series 2015-4R, Class A1, 144A
0.361%(c)	03/26/37		2,054	1,937,317
Series 2015-4R, Class A2, 144A
0.361%(c)	03/26/37		400	304,248
HarborView Mortgage Loan Trust,
Series 2005-1, Class 2A1A
0.942%(c)	03/19/35		4,098	3,605,912
LSTAR Securities Investment Trust,
Series 2014-2, Class A, 144A
2.244%(c)	12/01/21		4,472	4,421,661
Series 2015-1, Class A, 144A
2.244%(c)	01/01/20		6,442	6,357,393
Series 2015-2, Class A, 144A
2.244%(c)	01/01/20		6,389	6,307,894
Series 2015-3, Class A, 144A
2.244%(c)	03/01/20		4,357	4,293,847
Series 2015-4, Class A1, 144A
2.244%(c)	04/01/20		1,683	1,659,017
Series 2015-5, Class A1, 144A
2.244%(c)	04/01/20		2,394	2,359,784
Series 2015-6, Class A, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.244%(c)	05/01/20	8,962	$8,804,768
Series 2015-7, Class A, 144A
2.244%(c)	07/01/20	2,825	2,776,119
Series 2015-8, Class A1, 144A
2.244%(c)	08/01/20	5,359	5,261,045
Series 2015-9, Class A1, 144A
2.244%(c)	10/01/20	2,891	2,840,803
Series 2015-9, Class A2, 144A
3.744%(c)	10/01/20	7,000	6,785,800
Series 2015-10, Class A2, 144A
3.744%(c)	11/02/20	4,000	3,880,624
WaMu Mortgage Pass-Through Trust Certificates,
Series 2004-AR8, Class A1
0.670%(c)	06/25/44	1,403	1,262,473
Washington Mutual Mortgage Pass-Through Trust Certificates,
Series 2005-4, Class CB1
0.872%(c)	06/25/35	3,398	2,550,928
Series 2006-AR1, Class A1A
0.672%(c)	02/25/36	2,907	2,099,523

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $150,294,741)			150,419,650

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Mortgage Corp.
2.500%	03/01/30	1,396	1,410,791
3.000%	06/01/29	2,086	2,154,705
3.500%	01/01/27-12/01/45	5,801	5,992,114
4.000%	09/01/40-12/01/40	8,057	8,537,922
4.000%	TBA	3,000	3,169,160
4.500%	02/01/41-12/01/44	2,567	2,772,622
Federal National Mortgage Assoc.
1.500%	11/30/20	7,325	7,194,871
2.500%	04/01/28-01/01/29	2,801	2,837,385
3.000%	08/01/43-04/01/45	6,423	6,432,083
3.000%	TBA	7,000	6,986,118
3.500%	01/01/42-12/01/45	61,559	63,599,652
4.000%	09/01/40-12/01/43	3,747	3,973,721
4.000%	TBA	85,000	89,944,611
4.500%	08/01/44	880	950,380
4.500%	TBA	27,000	29,156,625
5.000%	02/01/25-03/01/44	2,500	2,749,630
Government National Mortgage Assoc.
3.000%	08/20/45	7,394	7,504,321
3.000%	TBA	7,500	7,601,662
3.500%	05/20/43-04/20/45	14,493	15,136,133
3.500%	TBA	34,000	35,443,674
4.500%	TBA	5,250	5,640,469

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority,
Sr. Unsec’d. Notes
5.350%	06/07/21		1,100	$1,881,356

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $311,043,820)				311,070,005

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds
2.875%	08/15/45		9,715	9,435,315
3.000%	05/15/45		15,990	15,916,926
U.S. Treasury Notes
0.875%	10/15/18	(a)	54,710	54,107,315
1.250%	11/15/18	(a)	26,645	26,603,381
1.625%	11/30/20		17,410	17,306,619
1.750%	12/31/20-02/28/22		175,005	172,582,295
2.000%	07/31/22-08/15/25		63,875	63,203,177
2.125%	12/31/21	(h)(k)	19,000	19,167,732
2.250%	11/15/25	(a)	2,035	2,030,468
2.625%	11/15/20		128,550	133,561,393
U.S. Treasury Strip Coupon
1.739%(s)	05/15/22	(h)(k)	36,759	32,023,154

TOTAL U.S. TREASURY OBLIGATIONS (cost $550,401,383)				545,937,775

TOTAL LONG-TERM INVESTMENTS (cost $9,833,681,520)				9,887,866,905

			Shares
SHORT-TERM INVESTMENTS — 13.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 13.3%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $1,443,085,073; includes $422,981,759 of cash collateral for securities on loan)(b)(w)(Note 4)			1,443,085,073	1,443,085,073

			Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 0.4%
U.S. Treasury Bills
0.015%	03/03/16	(k)	2,500	2,499,560
0.020%	03/03/16	(k)	1,000	999,824
0.030%	03/03/16	(k)	5,000	4,999,120
0.076%	03/03/16	(k)	800	799,859
0.125%	01/21/16	(a)	17,000	16,999,648
0.210%	03/03/16	(k)	13,400	13,397,641
0.253%	03/17/16	(k)	530	529,893

TOTAL U.S. TREASURY OBLIGATIONS (cost $40,223,230)				40,225,545

		Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	391	$6
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	195	164
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	158	—
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets	196	73,138
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	230	111,179
Receive a fixed rate of 1.76% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets	385	347,923
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	139	114,573
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	158	56,182
CDX.NA.IG.25,
expiring 01/20/16, Strike Price $0.65	BNP Paribas	905	—
5 Year U.S. Treasury Notes Futures,
expiring 02/19/16, Strike Price $119.50		724	107,469
expiring 02/19/16, Strike Price $121.50		724	11,313

			821,947

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

		Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options
CDX.NA.HY.25,
expiring 03/16/16, Strike Price $0.97	BNP Paribas	542	$444,337
CDX.NA.IG.25,
expiring 01/20/16, Strike Price $1.00	BNP Paribas	905	43,220
5 Year U.S. Treasury Notes Futures,
expiring 02/19/16, Strike Price $115.50		724	16,969

			504,526

TOTAL OPTIONS PURCHASED (cost $2,822,413)			1,326,473

TOTAL SHORT-TERM INVESTMENTS (cost $1,486,130,716)			1,484,637,091

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 105.3% (cost $11,319,812,236)			11,372,503,996

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	586	(38)
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	230	(49,069)
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	316	—
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	139	(56,094)
CDX.NA.IG.25,
expiring 01/20/16, Strike Price $0.80	BNP Paribas	905	(13,232)
5 Year U.S. Treasury Notes Futures,
expiring 02/19/16, Strike Price $120.50		1,448	(67,873)

			(186,306)

		Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options
CDX.NA.IG.25,
expiring 03/16/16, Strike Price $0.92	BNP Paribas	542	$(147,610)
expiring 01/20/16, Strike Price $1.20	BNP Paribas	905	(10,957)
5 Year U.S. Treasury Notes Futures,
expiring 02/19/16, Strike Price $117.50		724	(169,689)

			(328,256)

TOTAL OPTIONS WRITTEN (premiums received $1,453,219)			(514,562)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 105.3% (cost $11,318,359,017)			11,371,989,434
Liabilities in excess of other assets(z) — (5.3)%			(575,564,079)

NET ASSETS — 100.0%			$10,796,425,355

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $409,618,154 ; cash collateral of $422,981,759 (included in liabilities) was received with which the fund purchased highly liquid short-term investments. In addition, as of December 31, 2015, $615,344 of cash collateral had been segregated to cover the securities lending requirements. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $29,019,169. The aggregate value of $27,965,009 is approximately 0.3% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
504	2 Year U.S. Treasury Notes	Mar. 2016	$109,633,031	$109,486,125	$(146,906)
5,808	5 Year U.S. Treasury Notes	Mar. 2016	688,752,296	687,204,378	(1,547,918)
27	10 Year Euro-Bund.	Mar. 2016	4,664,269	4,633,752	(30,517)
3,910	10 Year U.S. Treasury Notes	Mar. 2016	492,869,440	492,293,438	(576,002)
1,098	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	173,474,457	174,238,875	764,418
212	CAC40 10 Euro	Jan. 2016	10,433,311	10,686,743	253,432
29	DAX Index	Mar. 2016	8,073,534	8,487,236	413,702
121	FTSE 100 Index	Mar. 2016	10,533,067	11,055,946	522,879
584	Mini MSCI EAFE Index	Mar. 2016	48,631,581	49,587,440	955,859
315	Russell 2000 Mini Index	Mar. 2016	35,218,892	35,642,250	423,358
2,825	S&P 500 E-Mini	Mar. 2016	282,626,252	287,500,250	4,873,998
84	TOPIX Index	Mar. 2016	10,994,534	10,814,926	(179,608)

					5,726,695

Short Position:
160	20 Year U.S. Treasury Bonds	Mar. 2016	24,601,219	24,600,000	1,219

					$5,727,914

(1)	U.S. Treasury Obligations with market values of $14,722,789 and $23,225,897 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/21/16	Bank of America	GBP	2,182	$3,376,952	$3,216,209	$(160,743)
Expiring 01/21/16	Credit Suisse First Boston Corp.	GBP	10,000	15,484,932	14,742,848	(742,084)
Expiring 02/19/16	Bank of America	GBP	3,627	5,596,647	5,348,059	(248,588)
Expiring 02/19/16	Bank of America	GBP	2,424	3,750,906	3,573,051	(177,855)
Expiring 02/19/16	Bank of America	GBP	1,060	1,609,704	1,562,426	(47,278)
Expiring 02/19/16	Bank of America	GBP	772	1,184,568	1,137,844	(46,724)
Expiring 02/19/16	Bank of America	GBP	212	325,395	312,560	(12,835)
Expiring 02/19/16	Barclays Capital Group	GBP	418	654,218	615,544	(38,674)
Expiring 02/19/16	Credit Suisse First Boston Corp.	GBP	2,000	3,073,964	2,948,678	(125,286)
Expiring 02/19/16	Credit Suisse First Boston Corp.	GBP	877	1,382,353	1,293,020	(89,333)
Expiring 02/19/16	Credit Suisse First Boston Corp.	GBP	835	1,308,342	1,231,086	(77,256)
Expiring 02/19/16	Credit Suisse First Boston Corp.	GBP	748	1,171,450	1,103,104	(68,346)
Expiring 02/19/16	Credit Suisse First Boston Corp.	GBP	124	190,074	183,181	(6,893)
Expiring 02/19/16	Deutsche Bank AG	GBP	374	572,363	550,771	(21,592)
Expiring 02/19/16	Hong Kong & Shanghai Bank	GBP	877	1,381,625	1,293,020	(88,605)
Expiring 02/19/16	Hong Kong & Shanghai Bank	GBP	175	276,482	258,603	(17,879)
Expiring 02/19/16	State Street Bank	GBP	877	1,381,682	1,293,021	(88,661)
Expiring 02/19/16	State Street Bank	GBP	664	1,021,093	979,492	(41,601)
Expiring 02/19/16	State Street Bank	GBP	175	276,396	258,604	(17,792)
Expiring 02/19/16	State Street Bank	GBP	115	180,134	169,636	(10,498)
Euro,
Expiring 01/20/16	Bank of America	EUR	603	700,314	655,587	(44,727)
Expiring 01/20/16	Bank of America	EUR	555	620,045	603,661	(16,384)
Expiring 01/20/16	Bank of America	EUR	451	511,124	489,804	(21,320)
Expiring 01/20/16	Bank of America	EUR	394	440,591	428,397	(12,194)
Expiring 01/20/16	Bank of America	EUR	230	258,236	249,499	(8,737)
Expiring 01/20/16	Bank of America	EUR	226	255,116	245,874	(9,242)
Expiring 01/20/16	Bank of America	EUR	69	79,014	75,381	(3,633)
Expiring 01/20/16	Bank of America	EUR	42	47,440	45,812	(1,628)
Expiring 01/20/16	Bank of America	EUR	19	20,838	20,223	(615)
Expiring 01/20/16	Barclays Capital Group	EUR	113	128,179	122,451	(5,728)

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	1,070	$1,211,197	$1,163,414	$(47,783)
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	603	700,483	655,587	(44,896)
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	555	619,729	603,661	(16,068)
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	338	383,721	367,353	(16,368)
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	170	191,128	184,411	(6,717)
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	153	172,048	166,332	(5,716)
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	149	168,014	162,496	(5,518)
Expiring 01/20/16	Deutsche Bank AG	EUR	10,000	11,501,160	10,873,031	(628,129)
Expiring 01/20/16	Deutsche Bank AG	EUR	958	1,080,023	1,041,636	(38,387)
Expiring 01/20/16	Deutsche Bank AG	EUR	673	779,568	731,306	(48,262)
Expiring 01/20/16	Deutsche Bank AG	EUR	451	511,440	489,804	(21,636)
Expiring 01/20/16	Deutsche Bank AG	EUR	416	464,811	452,745	(12,066)
Expiring 01/20/16	Deutsche Bank AG	EUR	226	254,885	245,874	(9,011)
Expiring 01/20/16	Hong Kong & Shanghai Bank	EUR	8,964	10,302,461	9,746,586	(555,875)
Expiring 01/20/16	Hong Kong & Shanghai Bank	EUR	603	700,601	655,587	(45,014)
Expiring 01/20/16	Hong Kong & Shanghai Bank	EUR	555	619,951	603,661	(16,290)
Expiring 01/20/16	Hong Kong & Shanghai Bank	EUR	259	294,456	281,638	(12,818)
Expiring 01/20/16	Hong Kong & Shanghai Bank	EUR	230	258,455	249,499	(8,956)
Expiring 01/20/16	Hong Kong & Shanghai Bank	EUR	42	47,377	45,812	(1,565)
Expiring 01/20/16	State Street Bank	EUR	4,206	4,787,741	4,573,635	(214,106)
Expiring 01/20/16	State Street Bank	EUR	673	779,570	731,306	(48,264)
Expiring 01/20/16	State Street Bank	EUR	600	675,232	652,382	(22,850)
Expiring 01/20/16	State Street Bank	EUR	458	511,195	498,022	(13,173)
Expiring 01/20/16	State Street Bank	EUR	326	370,810	354,767	(16,043)
Expiring 01/20/16	State Street Bank	EUR	233	266,851	253,227	(13,624)
Expiring 01/20/16	State Street Bank	EUR	226	254,998	245,874	(9,124)
Expiring 01/28/16	Bank of America	EUR	9,000	9,887,040	9,787,704	(99,336)
Mexican Peso,
Expiring 01/22/16	Bank of America	MXN	1,013	59,014	58,679	(335)
Expiring 01/22/16	Citigroup Global Markets	MXN	844	50,622	48,911	(1,711)
South Korean Won,
Expiring 02/12/16	Bank of America	KRW	1,397,020	1,195,464	1,190,114	(5,350)
Expiring 02/12/16	Credit Suisse First Boston Corp.	KRW	468,945	401,288	399,492	(1,796)
Expiring 02/12/16	Hong Kong & Shanghai Bank	KRW	5,321,562	4,555,352	4,533,413	(21,939)

				$101,316,862	$97,055,405	$(4,261,457)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/20/16	Bank of America	GBP	6,093	$9,510,392	$8,982,056	$528,336
Expiring 01/21/16	State Street Bank	GBP	6,089	9,506,818	8,976,977	529,841
Expiring 01/28/16	UBS AG	GBP	4,853	7,451,988	7,155,471	296,517
Expiring 02/19/16	Credit Suisse First Boston Corp.	GBP	8,493	13,231,946	12,521,422	710,524
Expiring 02/19/16	Deutsche Bank AG	GBP	7,861	12,247,967	11,590,280	657,687
Euro,
Expiring 01/20/16	Bank of America	EUR	97	105,399	105,251	148
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	17,798	19,493,754	19,351,606	142,148
Expiring 01/20/16	Credit Suisse First Boston Corp.	EUR	97	105,327	105,251	76
Expiring 01/20/16	Hong Kong & Shanghai Bank	EUR	17,798	19,486,456	19,351,605	134,851
Expiring 01/20/16	State Street Bank	EUR	48	52,690	52,625	65
Expiring 01/28/16	Credit Suisse First Boston Corp.	EUR	14,716	16,249,023	16,003,923	245,100
Expiring 01/28/16	Credit Suisse First Boston Corp.	EUR	647	713,940	704,031	9,909
Expiring 01/28/16	Toronto Dominion	EUR	448	490,627	487,146	3,481
Hungarian Forint,
Expiring 01/22/16	JPMorgan Chase	HUF	128,843	471,189	443,757	27,432

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen,
Expiring 01/28/16	Citigroup Global Markets	JPY	64,569	$534,767	$537,525	$(2,758)
Polish Zloty,
Expiring 01/22/16	JPMorgan Chase	PLN	1,586	418,862	404,166	14,696
South Korean Won,
Expiring 02/12/16	Bank of America	KRW	1,341,472	1,136,552	1,142,794	(6,242)
Expiring 02/12/16	Bank of America	KRW	33,384	28,537	28,440	97
Expiring 02/12/16	Bank of America	KRW	22,163	18,948	18,881	67
Expiring 02/12/16	Credit Suisse First Boston Corp.	KRW	287,029	243,844	244,518	(674)
Expiring 02/12/16	Credit Suisse First Boston Corp.	KRW	109,325	93,464	93,133	331
Expiring 02/12/16	Credit Suisse First Boston Corp.	KRW	72,591	62,075	61,839	236
Expiring 02/12/16	Hong Kong & Shanghai Bank	KRW	2,900,606	2,468,496	2,471,012	(2,516)
Expiring 02/12/16	Hong Kong & Shanghai Bank	KRW	1,936,535	1,645,664	1,649,725	(4,061)
Expiring 02/12/16	Hong Kong & Shanghai Bank	KRW	484,422	411,416	412,674	(1,258)
Swiss Franc,
Expiring 01/28/16	Credit Suisse First Boston Corp.	CHF	205	207,878	205,200	2,678

				$116,388,019	$113,101,308	3,286,711

						$(974,746)

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
CLP	465,000	02/25/20	3.910%	1 Day CLOIS(1)	$(8,166)	$—	$(8,166)	JPMorgan Chase
COP	140,000	02/13/20	5.050%	1 Day COLIBOR OIS(1)	(2,467)	—	(2,467)	Deutsche Bank AG
COP	600,000	04/17/20	5.050%	1 Day COLIBOR OIS(1)	(10,797)	—	(10,797)	Deutsche Bank AG
COP	1,160,000	04/10/25	6.020%	1 Day COLIBOR OIS(1)	(31,451)	—	(31,451)	JPMorgan Chase
MXN	47,400	06/20/18	6.020%	28 Day Mexican Interbank Rate(1)	92,115	—	92,115	Credit Suisse First Boston Corp.
MXN	45,500	11/09/18	5.410%	28 Day Mexican Interbank Rate(1)	49,782	—	49,782	Deutsche Bank AG
MXN	76,500	04/28/23	5.100%	28 Day Mexican Interbank Rate(1)	(274,089)	—	(274,089)	Barclays Capital Group
ZAR	10,000	09/03/33	8.970%	3 Month JIBAR(1)	(36,453)	(205)	(36,248)	Hong Kong & Shanghai Bank

					$(221,526)	$(205)	$(221,321)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	1,800	03/07/29	4.742%	6 Month LIBOR(1)	$—	$220,645	$220,645
CAD	12,250	01/09/20	1.710%	3 Month Canadian Banker’s Acceptances(2)	(41,632)	(262,019)	(220,387)
EUR	1,380	05/12/25	0.895%	6 Month EURIBOR(1)	—	(4,083)	(4,083)
GBP	1,110	11/03/24	1.960%	1 Day SONIA(2)	—	(51,534)	(51,534)
GBP	1,650	01/08/25	1.325%	1 Day SONIA(2)	—	38,680	38,680
MXN	85,700	02/09/18	4.630%	28 Day Mexican Interbank Rate(1)	2,947	22,014	19,067

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	50,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(1)	$—	$48,475	$48,475
MXN	10,200	07/27/34	6.720%	28 Day Mexican Interbank Rate(1)	(146)	(17,953)	(17,807)
SEK	41,050	08/14/25	1.220%	3 Month STIBOR(1)	(24,343)	(140,575)	(116,232)
SEK	56,500	11/12/25	1.430%	3 Month STIBOR(1)	—	(101,037)	(101,037)
	100,200	01/27/16	0.287%	1 Day Overnight Fed Funds Effective Rate(2)	—	6,604	6,604
	36,450	02/28/19	1.806%	3 Month LIBOR(2)	44,693	(632,785)	(677,478)
	3,850	02/28/19	1.625%	3 Month LIBOR(2)	—	(42,826)	(42,826)
	8,450	03/11/20	1.824%	3 Month LIBOR(2)	—	(84,145)	(84,145)
	147,470	05/31/20	1.683%	3 Month LIBOR(2)	—	138,934	138,934
	12,000	07/31/21	2.290%	3 Month LIBOR(2)	—	(417,332)	(417,332)
	321,100	12/31/21	1.787%	3 Month LIBOR(2)	(427,845)	892,399	1,320,244
	25,000	12/31/21	1.850%	3 Month LIBOR(2)	—	(22,218)	(22,218)
	84,750	05/31/22	1.741%	3 Month LIBOR(2)	588,325	605,779	17,454
	83,350	05/31/22	2.237%	3 Month LIBOR(2)	(63,587)	(1,809,751)	(1,746,164)
	68,350	08/31/22	2.013%	3 Month LIBOR(2)	(258,806)	(491,561)	(232,755)
	31,650	08/31/22	1.788%	3 Month LIBOR(2)	—	226,359	226,359
	14,150	08/31/22	1.786%	3 Month LIBOR(2)	—	103,086	103,086
	120,240	11/30/22	1.982%	3 Month LIBOR(2)	—	38,998	38,998
	6,630	09/04/25	2.214%	3 Month LIBOR(2)	—	(78,639)	(78,639)
	36,380	02/15/36	2.502%	3 Month LIBOR(1)	14,139	(338,976)	(353,115)
ZAR	57,300	08/26/20	7.855%	3 Month JIBAR(1)	(4,113)	(145,281)	(141,168)
ZAR	23,800	11/14/23	8.190%	3 Month JIBAR(1)	—	(93,771)	(93,771)
ZAR	2,700	01/12/25	7.430%	3 Month JIBAR(1)	—	(20,674)	(20,674)
ZAR	16,300	01/13/25	7.440%	3 Month JIBAR(1)	—	(123,675)	(123,675)
ZAR	6,500	01/13/25	7.430%	3 Month JIBAR(1)	—	(49,586)	(49,586)

					$(170,368)	$(2,586,448)	$(2,416,080)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Kingdom of Spain	12/20/20	1.000%	8,175	0.905%	$39,337	$(16,581)	$55,918	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	10,650	0.944%	30,448	49,411	(18,963)	JPMorgan Chase

					$69,785	$32,830	$36,955

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(1):
Ameriquest Home Equity	02/01/16	1.500%	1,917	$71	$—	$71	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	1,198	44	—	44	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	1,141	42	—	42	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(1) (continued):
Ameriquest Home Equity	02/01/16	1.500%	962	$35	$—	$35	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities	02/01/16	1.500%	913	33	—	33	Goldman Sachs & Co.
CAS	02/01/16	1.500%	5,303	195	—	195	Goldman Sachs & Co.
CAS	02/01/16	1.500%	1,749	65	—	65	Goldman Sachs & Co.
Chase Mortgage	02/01/16	1.500%	2,585	95	—	95	Goldman Sachs & Co.
Chase Mortgage	02/01/16	1.500%	1,761	65	—	65	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	4,941	(60)	—	(60)	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	1,552	(19)	—	(19)	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	1,450	53	—	53	Goldman Sachs & Co.
First Franklin Home Equity	02/01/16	1.500%	403	15	—	15	Goldman Sachs & Co.
Freddie Mac Structured Agency Credit Risk	02/01/16	1.500%	1,605	59	—	59	Goldman Sachs & Co.
Fremont Home Equity	02/01/16	1.500%	1,131	41	—	41	Goldman Sachs & Co.
IndyMac Alta Mortgage	02/01/16	1.500%	3,105	133	—	133	Goldman Sachs & Co.
Lehman Home Equity	02/01/16	1.500%	2,172	80	—	80	Goldman Sachs & Co.
Lehman Home Equity	02/01/16	1.500%	1,465	54	—	54	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	1,972	72	—	72	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	1,753	64	—	64	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	1,222	45	—	45	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	1,155	42	—	42	Goldman Sachs & Co.
Option One Home Equity	02/01/16	1.500%	1,480	54	—	54	Goldman Sachs & Co.
Terwin Mortgage Trust	02/01/16	1.500%	1,022	37	—	37	Goldman Sachs & Co.

				$1,315	$—	$1,315

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Value at Trade Date	Value at December 31, 2015(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(2):
CDX.NA.HY.25.V1	12/20/20	38,500	5.000%	$481,250	$(493,984)	$(975,234)
CDX.NA.IG.24.V1	06/20/20	143,000	1.000%	(2,059,697)	(936,115)	1,123,582

				$(1,578,447)	$(1,430,099)	$148,348

U.S. Treasury Obligations with a market of value of $27,894,488 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
JPY	195,000	3 Month LIBOR		1,655	3 Month LIBOR minus 69.88 bps	JPMorgan Chase	11/26/16	$(31,833)	$—	$(31,833)
JPY	780,000	3 Month LIBOR minus 67.33 bps		6,607	3 Month LIBOR	JPMorgan Chase	11/28/16	(113,289)	—	(113,289)
	8,847	3 Month LIBOR	EUR	7,700	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	456,102	—	456,102
	3,431	3 Month LIBOR	JPY	350,000	3 Month LIBOR minus 35.75 bps	Deutsche Bank AG	05/14/17	510,929	—	510,929
	2,483	3 Month LIBOR minus 54.24 bps	JPY	300,000	0.155%	JPMorgan Chase	10/26/17	(18,547)	—	(18,547)
	1,637	3 Month LIBOR minus 69.88 bps	JPY	195,000	3 Month LIBOR	JPMorgan Chase	11/26/24	(4,801)	(409)	(4,392)
	6,546	3 Month LIBOR	JPY	780,000	3 Month LIBOR minus 67.33 bps	JPMorgan Chase	11/28/24	(34,845)	(2,319)	(32,526)

								$763,716	$(2,728)	$766,444

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation(1)
OTC swap agreements:
Credit Suisse First Boston Corp.	01/12/41	3,585	Pay variable payments based on 1 month LIBOR and receive fixed payments based on IFN Index	$(1,681)	$(7,836)	$6,155

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$5,466,635,846	$1,437,544,218	$35,213
Exchange Traded Funds	13,892,928	—	—
Preferred Stocks	870,106	4,616,144	—
Rights	—	293	—
Asset-Backed Securities
Collateralized Loan Obligations	—	212,158,378	—
Non-Residential Mortgage-Backed Securities	—	72,820,093	—
Residential Mortgage-Backed Securities	—	153,005,139	—
Bank Loans	—	40,080,137	924,082
Commercial Mortgage-Backed Securities	—	386,438,730	—
Corporate Bonds	—	944,127,614	—
Foreign Government Bonds	—	107,867,120	—
Municipal Bonds	—	10,157,917	—
Non-Corporate Foreign Agencies	—	29,265,517	—
Residential Mortgage-Backed Securities	—	108,687,985	41,731,665
U.S. Government Agency Obligations	—	311,070,005	—
Affiliated Money Market Mutual Fund	1,443,085,073	—	—
U.S. Treasury Obligations	—	586,163,320	—
Options Purchased	135,751	1,190,722	—
Options Written	(237,562)	(277,000)	—
Other Financial Instruments*
Futures Contracts	5,727,914	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(974,746)	—
OTC interest rate swaps	—	(221,526)	—
Centrally cleared interest rate swaps	—	(2,416,080)	—
OTC credit default swaps	—	69,785	1,315
Centrally cleared credit default swaps	—	148,348	—
OTC Total Return Swaps	—	(1,681)	—
OTC Currency Swap Agreements	—	763,716	—

Total	$6,930,110,056	$4,402,284,148	$42,692,275

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (3.9% represents investments purchased with collateral from securities on loan)	13.3%
Banks	6.5
U.S. Treasury Obligations	5.5
Commercial Mortgage-Backed Securities	3.6
Real Estate Investment Trusts (REITs)	3.3
Pharmaceuticals	3.3
Oil, Gas & Consumable Fuels	2.9
U.S. Government Agency Obligations	2.9
Residential Mortgage-Backed Securities	2.8
Software	2.7
Insurance	2.7
Collateralized Loan Obligations	2.0
Biotechnology	1.9
Media	1.8
Internet Software & Services	1.7
Health Care Providers & Services	1.7
Technology Hardware, Storage & Peripherals	1.6
IT Services	1.6
Health Care Equipment & Supplies	1.5
Diversified Financial Services	1.5
Specialty Retail	1.5
Chemicals	1.5
Hotels, Restaurants & Leisure	1.5
Diversified Telecommunication Services	1.4
Aerospace & Defense	1.4
Semiconductors & Semiconductor Equipment	1.3
Food Products	1.2
Food & Staples Retailing	1.2
Electronic Equipment, Instruments & Components	1.2
Electric Utilities	1.2
Machinery	1.1
Airlines	1.0
Foreign Government Bonds	1.0
Household Products	1.0
Industrial Conglomerates	0.9
Capital Markets	0.9
Beverages	0.9
Communications Equipment	0.9
Household Durables	0.7
Textiles, Apparel & Luxury Goods	0.7
Real Estate Management & Development	0.7
Internet & Catalog Retail	0.7
Tobacco	0.7
Non-Residential Mortgage-Backed Securities	0.7
Electric	0.7
Multi-Utilities	0.7
Automobiles	0.7
Life Sciences Tools & Services	0.6
Commercial Services & Supplies	0.6
Metals & Mining	0.5
Consumer Finance	0.5
Oil & Gas	0.5
Construction & Engineering	0.5
Building Products	0.5
Electrical Equipment	0.5
Air Freight & Logistics	0.5
Telecommunications	0.5

Healthcare-Services	0.5%
Multiline Retail	0.4
Containers & Packaging	0.4
Gas Utilities	0.4
Independent Power & Renewable Electricity Producers	0.4
Auto Components	0.4
Wireless Telecommunication Services	0.3
Professional Services	0.3
Auto Manufacturers	0.3
Retail	0.3
Non-Corporate Foreign Agencies	0.3
Energy Equipment & Services	0.2
Paper & Forest Products	0.2
Trading Companies & Distributors	0.2
Leisure Products	0.2
Marine	0.2
Distributors	0.2
Diversified Consumer Services	0.2
Construction Materials	0.2
Thrifts & Mortgage Finance	0.2
Pipelines	0.2
Commercial Services	0.1
Exchange Traded Funds	0.1
Personal Products	0.1
Bank Loans	0.1
Foods	0.1
Mining	0.1
Road & Rail	0.1
Municipal Bonds	0.1
Semiconductors	0.1
Computers	0.1
Packaging & Containers	0.1
Gas	0.1
Hand/Machine Tools	0.1
Building Materials	0.1
Healthcare-Products	0.1
Lodging	0.1
Agriculture	0.1
Oil & Gas Services	0.1
Entertainment	0.1

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments are credit risk, interest rate risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker- variation margin futures	$765,637	*	Due from/to broker- variation margin futures	$2,301,343	*
Interest rate contracts	Due from/to broker- variation margin swaps	2,178,546	*	Due from/to broker-variation margin swaps	4,594,626	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,115,083		Unrealized depreciation on OTC swap agreements	563,805
Interest rate contracts	—	—		Premiums received for OTC swap agreements	10,769
Interest rate contracts	Unaffiliated investments	838,916		Options written outstanding, at value	342,763
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,304,220		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,278,966
Credit contracts	Due from/to broker-variation margin swaps	1,123,582	*	Due from/to broker-variation margin swaps	975,234	*
Credit contracts	Premiums paid for OTC swap agreements	49,411		Premiums received for OTC swap agreements	16,581
Credit contracts	Unaffiliated investments	487,557		Options written outstanding, at value	171,799
Credit contracts	Unrealized appreciation on OTC swap agreements	57,312		Unrealized depreciation on OTC swap agreements	19,042
Equity contracts	Due from/to broker-variation margin futures	7,443,228	*	Due from/to broker-variation margin futures	179,608	*
Equity contracts	Unaffiliated investments	293		—	—

Total		$17,363,785			$13,454,536

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments,carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Swaps	Total
Interest rate contracts	$—	$(2,759,519)	$1,417,254	$20,200	$—	$(5,829,248)	$(7,151,313)
Foreign exchange contracts	—	—	—	—	5,615,076	—	5,615,076
Credit contracts	—	47,500	52,500	—	—	(780,118)	(680,118)
Equity contracts	302,905	—	—	(25,658,283)	—	—	(25,355,378)

Total	$302,905	$(2,712,019)	$1,469,754	$(25,638,083)	$5,615,076	$(6,609,366)	$(27,571,733)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Options Written	Futures	Forward Currency Contracts(4)	Swaps	Total
Interest rate contracts	$—	$(465,432)	$318,604	$(1,471,914)	$—	$423,201	$(1,195,541)
Foreign exchange contracts	—	—	—	—	(2,470,427)	—	(2,470,427)
Credit contracts	—	(972,178)	558,984	—	—	764,177	350,983
Equity contracts	293	—	—	(735,250)	—	—	(734,957)

Total	$293	$(1,437,610)	$877,588	$(2,207,164)	$(2,470,427)	$1,187,378	$(4,049,942)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(4)	Forward Foreign Currency Exchange Contracts- Sold(4)	Forward Rate Agreements(2)
$1,421,125	$4,313	$1,263,238,790	$100,926,932	$33,980,410	$63,528,557	$23,320

Interest Rate Swap Agreements(2)	Currency Swap Agreements(2)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)	Total Return Swap Agreements(2)
$822,160	$37,574	$286,897	$15,191	$1,490

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$528,648	$(528,648)	$—	$—
Barclays Capital Group	170	(170)	—	—
BNP Paribas	487,557	(171,799)	(605,927)	—
Citigroup Global Markets	421,061	(4,469)	(800,000)	—
Credit Suisse First Boston Corp.	1,209,272	(1,209,272)	—	—
Deutsche Bank AG	1,218,398	(792,347)	(510,000)	—
Goldman Sachs & Co.	1,394	(79)	—	1,315
Hong Kong & Shanghai Bank	134,851	(134,851)	—	—
JPMorgan Chase	885,493	(383,639)	(593,159)	—
State Street Bank	529,906	(495,736)	—	34,170
Toronto Dominion	3,481	—	—	3,481
UBS AG	296,517	—	—	296,517

	$5,716,748

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(923,766)	$528,648	$—	$(395,118)
Barclays Capital Group	(318,529)	170	309,993	(8,366)
BNP Paribas	(171,799)	171,799	—	—
Citigroup Global Markets	(4,469)	4,469	—	—
Credit Suisse First Boston Corp.	(1,262,570)	1,209,272	—	(53,298)
Deutsche Bank AG	(792,347)	792,347	—	—
Goldman Sachs & Co.	(79)	79	—	—
Hong Kong & Shanghai Bank	(813,229)	134,851	—	(678,378)
JPMorgan Chase	(383,639)	383,639	—	—
State Street Bank	(495,736)	495,736	—	—
Toronto Dominion	—	—	—	—
UBS AG	—	—	—	—

	$(5,166,163)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $409,618,154:
Unaffiliated investments (cost $9,876,727,163)	$9,929,418,923
Affiliated investments (cost $1,443,085,073)	1,443,085,073
Foreign currency, at value (cost $3,148,577)	3,154,745
Receivable for investments sold	72,944,878
Dividends and interest receivable	25,271,115
Tax reclaim receivable	9,925,366
Unrealized appreciation on OTC forward foreign currency contracts	3,304,220
Due from broker-variation margin futures	3,133,683
Unrealized appreciation on OTC swap agreements	1,172,395
Receivable from affiliate	1,064,730
Deposit with affiliated securities lending agent	615,344
Receivable for fund share sold	203,752
Premiums paid for OTC swap agreements	49,411
Prepaid expenses	110,969

Total Assets	11,493,454,604

LIABILITIES:
Payable to broker for collateral for securities on loan	423,597,103
Payable for investments purchased	256,363,596
Unrealized depreciation on OTC forward foreign currency contracts	4,278,966
Due to broker-variation margin futures	3,571,634
Advisory fees payable	3,537,620
Due to broker-variation margin swaps	1,997,788
Payable for fund share repurchased	983,556
Accrued expenses and other liabilities	863,791
Unrealized depreciation on OTC swap agreements	582,847
Options written outstanding, at value (premiums received $1,453,219)	514,562
Distribution fee payable	304,181
Payable to custodian	291,440
Interest payable on securities sold short	113,263
Premiums received for OTC swap agreements	27,350
Foreign withholding taxes payable	1,212
Affiliated transfer agent fee payable	340

Total Liabilities	697,029,249

NET ASSETS	$10,796,425,355

Net assets were comprised of:
Paid-in capital	$9,186,853,145
Retained earnings	1,609,572,210

Net assets, December 31, 2015	$10,796,425,355

Net asset value and redemption price per share, $10,796,425,355 / 832,002,305 outstanding shares of beneficial interest	$12.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $3,106,174, includes $439,216 reimbursable by an affiliate)	$120,001,409
Interest income	49,668,742
Affiliated dividend income	1,840,908
Affiliated income from securities lending, net	1,002,810

172,513,869

EXPENSES
Advisory fees	57,777,451
Distribution fee	14,740,903
Custodian and accounting fees	1,416,000
Insurance expenses	88,000
Trustees’ fees	83,000
Audit fee	46,000
Legal fees and expenses	25,000
Commitment fee on syndicated credit agreement	20,000
Shareholders’ reports	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Loan interest expense	4,218
Interest expense	454
Miscellaneous	104,930

Total expenses	74,327,956

NET INVESTMENT INCOME	98,185,913

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	453,513,533
Futures transactions	(25,638,083)
Options written transactions	1,469,754
Swap agreements transactions	(6,609,366)
Foreign currency transactions	54,596

422,790,434

Net change in unrealized appreciation (depreciation) on:
Investments	(629,288,659)
Futures	(2,207,164)
Options written	877,588
Swap agreements	1,187,378
Foreign currencies	(1,770,680)

(631,201,537)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(208,411,103)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(110,225,190)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$98,185,913	$86,128,232
Net realized gain on investment and foreign currency transactions	422,790,434	453,486,291
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(631,201,537)	38,174,185

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(110,225,190)	577,788,708

FUND SHARE TRANSACTIONS:
Fund share sold [47,745,634 and 54,667,352 shares, respectively]	631,321,105	688,840,292
Net asset value of shares issued in merger [366,206,101 and 0 shares, respectively] (Note 10)	4,808,292,797	—
Fund share repurchased [129,934,872 and 39,963,424 shares, respectively]	(1,690,209,779)	(488,869,138)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,749,404,123	199,971,154

TOTAL INCREASE IN NET ASSETS	3,639,178,933	777,759,862
NET ASSETS:
Beginning of year	7,157,246,422	6,379,486,560

End of year	$10,796,425,355	$7,157,246,422

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST RCM WORLD TRENDS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 88.4%
COMMON STOCKS — 57.9%	Shares	Value (Note 2)
Argentina
Banco Macro SA, ADR*	4,652	$270,374

Australia — 0.5%
Australia & New Zealand Banking Group Ltd.	398,567	8,042,982
Bank of Queensland Ltd.	272,652	2,750,408
Beach Energy Ltd.	2,435,354	866,393
CSR Ltd.	398,336	831,384
Downer EDI Ltd.	771,293	2,006,376
Primary Health Care Ltd.(a)	504,280	853,257
Star Entertainment Group Ltd. (The)	701,456	2,573,944
Telstra Corp. Ltd.	2,405,957	9,777,059

		27,701,803

Austria — 0.1%
ams AG	113,912	3,807,919
Schoeller-Bleckmann Oilfield Equipment AG	17,900	981,829
Wienerberger AG	119,600	2,216,480

		7,006,228

Belgium — 0.2%
Anheuser-Busch InBev NV	49,743	6,190,412
Delhaize Group	34,676	3,374,914
Melexis NV	14,425	785,769
Ontex Group NV	55,542	1,974,815

		12,325,910

Brazil — 0.1%
Banco do Brasil SA	19,200	71,534
Banco Santander SA, UTS	68,100	276,101
BM&FBovespa SA	135,800	373,804
Cia Paranaense de Energia, ADR	11,456	67,247
Cosan Ltd. (Class A Stock)	16,156	59,616
JBS SA	396,600	1,238,044
Kroton Educacional SA	46,600	112,252
Marfrig Global Foods SA*	133,800	214,756
MRV Engenharia e Participacoes SA	243,800	534,896
Multiplus SA	20,400	192,540
Petroleo Brasileiro SA*	358,700	777,013
Sul America SA, UTS	137,900	648,675
Transmissora Alianca de Energia Eletrica SA, UTS	24,900	105,422

		4,671,900

Canada — 1.8%
Alimentation Couche-Tard, Inc. (Class B Stock)	275,796	12,140,445
BCE, Inc.	99,365	3,839,021
Canadian Natural Resources Ltd.	224,321	4,899,169
Canadian Tire Corp. Ltd. (Class A Stock)	66,591	5,686,487
CCL Industries, Inc. (Class B Stock)	23,993	3,890,518
CGI Group, Inc. (Class A Stock)*(a)	253,707	10,157,814
Cogeco Cable, Inc.	45,879	2,048,093
Crescent Point Energy Corp.	34,565	402,682
DH Corp.	92,660	2,117,445
Empire Co. Ltd. (Class A Stock)	185,963	3,459,339
Enbridge Income Fund Holdings, Inc.(a)	115,410	2,337,893
Fortis, Inc.	36,661	991,174
Genworth MI Canada, Inc.(a)	49,168	945,197

COMMON STOCKS (continued)	Shares	Value (Note 2)
Canada (continued)
George Weston Ltd.	7,010	$541,772
Linamar Corp.	39,856	2,152,518
Magna International, Inc.	204,403	8,290,161
Mercer International, Inc.	122,355	1,107,313
Metro, Inc.	215,435	6,031,619
National Bank of Canada(a)	139,214	4,055,587
Nevsun Resources Ltd.	262,326	710,936
Royal Bank of Canada	250,727	13,436,010
Shaw Communications, Inc. (Class B Stock)	37,082	637,820
Suncor Energy, Inc.	83,904	2,165,969
Transcontinental, Inc. (Class A Stock)	102,111	1,273,712
Western Forest Products, Inc.	237,330	387,632
WSP Global, Inc.	17,803	546,943

		94,253,269

Chile
Banco Santander Chile, ADR	45,972	810,946

China — 0.6%
Agricultural Bank of China Ltd. (Class H Stock)	1,954,000	795,182
Alibaba Group Holding Ltd., ADR*(a)	3,012	244,785
ANTA Sports Products Ltd.	443,000	1,211,102
Bank of China Ltd. (Class H Stock)	2,250,000	998,355
Bank of Communications Co. Ltd. (Class H Stock)	2,059,000	1,443,930
Beijing Capital International Airport Co. Ltd. (Class H Stock)	286,000	307,179
Beijing Capital Land Ltd. (Class H Stock)	338,000	153,708
China Communications Construction Co. Ltd. (Class H Stock)	68,000	68,898
China Communications Services Corp. Ltd. (Class H Stock)	532,000	199,001
China Construction Bank Corp. (Class H Stock)	1,165,000	794,703
China Dongxiang Group Co. Ltd.	863,000	205,386
China Everbright Bank Co. Ltd. (Class H Stock)	1,687,000	816,858
China Merchants Bank Co. Ltd. (Class H Stock)	552,500	1,293,314
China Metal Resources Utilization Ltd., 144A	292,000	107,414
China Mobile Ltd.	108,000	1,215,659
China Petroleum & Chemical Corp. (Class H Stock)	3,068,200	1,842,531
China Power International Development Ltd.	908,000	522,676
China Southern Airlines Co. Ltd. (Class H Stock)	1,212,000	934,331
China Taiping Insurance Holdings Co. Ltd.*	72,200	221,619
China Telecom Corp. Ltd. (Class H Stock)	1,672,000	779,933
China Travel International Investment Hong Kong Ltd.	190,000	79,466
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	1,979,000	1,188,629
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	223,200	273,669
Hua Hong Semiconductor Ltd., 144A*	145,000	140,425
Huadian Power International Corp. Ltd. (Class H Stock)	104,000	67,296

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Huaneng Power International, Inc. (Class H Stock)	402,000	$344,229
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,642,000	2,782,501
KWG Property Holding Ltd.	410,000	302,237
Longfor Properties Co. Ltd.	244,000	362,902
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	374,500	2,065,257
Qingdao Port International Co. Ltd. (Class H Stock), 144A	175,000	77,928
Shenzhen Expressway Co. Ltd. (Class H Stock)	692,000	609,313
Sichuan Expressway Co. Ltd. (Class H Stock)	544,000	193,373
Silergy Corp.	31,000	317,339
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)*	1,096,000	433,475
Sinopharm Group Co. Ltd. (Class H Stock)	349,200	1,394,085
TCL Communication Technology Holdings Ltd.	99,000	72,556
Tencent Holdings Ltd.	244,100	4,779,475
Xinjiang Goldwind Science & Technology Co. Ltd. (Class H Stock)	513,400	978,824
Yangzijiang Shipbuilding Holdings Ltd.	717,400	554,249
Zhejiang Expressway Co. Ltd. (Class H Stock)	1,184,000	1,414,694

		32,588,486

Colombia
Corp. Financiera Colombiana	19,809	242,613

Denmark — 1.0%
A.P. Moeller-Maersk A/S (Class B Stock)	3,703	4,829,841
Ambu A/S (Class B Stock)(a)	49,300	1,501,541
Coloplast A/S (Class B Stock)	41,926	3,384,986
Danske Bank A/S	368,636	9,891,353
DSV A/S	163,478	6,435,094
GN Store Nord A/S	79,500	1,442,802
Novo Nordisk A/S (Class B Stock)	211,803	12,263,014
OW Bunker A/S*(g)	53,469	—
SimCorp A/S	118,174	6,663,289
TDC A/S	535,224	2,664,903
Topdanmark A/S*	36,297	1,031,281

		50,108,104

Faroe Islands
Bakkafrost P/F	27,760	817,826

Finland — 0.1%
Amer Sports OYJ	71,600	2,090,433
Huhtamaki OYJ	111,901	4,060,625
Nokian Renkaat OYJ	26,181	934,700

		7,085,758

France — 2.2%
AXA SA	78,481	2,144,393
BNP Paribas SA	87,555	4,953,654
Bureau Veritas SA	204,264	4,071,288
Cap Gemini SA	78,370	7,271,647
Cie Generale des Etablissements Michelin	72,111	6,863,748
Credit Agricole SA	110,945	1,307,399

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Dassault Systemes	44,755	$3,577,325
Eiffage SA	38,840	2,510,170
GameLoft SE*	230,800	1,517,314
Ingenico Group	49,371	6,231,692
Interparfums SA(a)	40,026	987,075
Ipsen SA	19,974	1,323,436
Korian SA	59,355	2,171,066
Legrand SA	128,057	7,243,618
L’Oreal SA	22,383	3,764,949
LVMH Moet Hennessy Louis Vuitton SE	20,759	3,260,639
Orange SA	683,812	11,437,316
Orpea	25,431	2,036,170
Sartorius Stedim Biotech	13,986	5,364,472
Schneider Electric SE	59,372	3,372,582
Societe BIC SA	21,328	3,509,647
Sodexo SA	23,387	2,284,852
Teleperformance	27,594	2,320,322
Thales SA	40,563	3,036,146
Total SA	230,924	10,352,700
UBISOFT Entertainment*	86,270	2,496,763
Valeo SA	34,725	5,353,744
Virbac SA	9,600	2,290,969

		113,055,096

Germany — 2.2%
Aareal Bank AG	25,000	787,215
Aurubis AG	42,584	2,156,302
Bayerische Motoren Werke AG	27,300	2,876,112
Bechtle AG	18,500	1,758,751
Bertrandt AG	12,493	1,498,702
Brenntag AG	43,319	2,257,268
CANCOM SE	40,907	1,932,234
Continental AG	38,439	9,298,826
Daimler AG	146,887	12,273,063
Deutsche Bank AG	43,228	1,049,784
Deutsche Lufthansa AG*	192,572	3,033,230
Fresenius SE & Co. KGaA	84,251	6,001,419
Hannover Rueck SE	39,126	4,467,803
Hugo Boss AG	61,913	5,108,415
Infineon Technologies AG	638,000	9,301,269
Jenoptik AG	89,200	1,385,978
LEG Immobilien GmbH*	34,852	2,840,473
Linde AG	14,179	2,048,288
Merck KGaA	105,630	10,227,241
MTU Aero Engines AG	9,500	925,923
Muenchener Rueckversicherungs-Gesellschaft AG	45,052	8,976,080
Rational AG	5,933	2,693,073
SAP SE	156,568	12,424,236
Stroeer SE(a)	26,855	1,686,124
Talanx AG	40,257	1,238,092
TLG Immobilien AG	96,492	1,809,815
Volkswagen AG	9,700	1,490,575
Wirecard AG(a)	14,300	714,790

		112,261,081

Hong Kong — 0.2%
Cathay Pacific Airways Ltd.	583,000	1,003,142
Cheung Kong Property Holdings Ltd.	38,780	250,867

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
China High Speed Transmission Equipment Group Co. Ltd.*	165,000	$132,068
China Resources Cement Holdings Ltd.	1,636,000	499,719
CK Hutchison Holdings Ltd.	220,536	2,964,429
Dah Sing Banking Group Ltd.	38,000	66,970
Global Brands Group Holding Ltd.*	948,000	179,522
Ju Teng International Holdings Ltd.	308,000	146,089
Kerry Properties Ltd.	235,500	640,882
Mason Financial Holdings Ltd.*	1,100,000	54,153
Orient Overseas International Ltd.	175,500	840,029
PCCW Ltd.	2,354,000	1,376,044
Shimao Property Holdings Ltd.	720,500	1,270,067
Skyworth Digital Holdings Ltd.	2,040,000	1,323,417
Truly International Holdings Ltd.	884,000	211,245
Wasion Group Holdings Ltd.	296,000	306,300
Wheelock & Co. Ltd.	67,000	281,144

		11,546,087

Hungary
Magyar Telekom Telecommunications PLC*	174,553	244,206
MOL Hungarian Oil & Gas PLC	7,472	364,430
OTP Bank PLC	13,009	267,483
Richter Gedeon Nyrt	26,785	505,553

		1,381,672

India
Axis Bank Ltd., GDR, RegS (original cost $ 477,182; purchased 12/18/14-10/29/15)(f)	12,515	420,883
Reliance Industries Ltd., GDR, 144A (original cost $ 121,521; purchased 12/17/14-10/29/15)(f)	4,296	131,202
Vedanta Ltd., ADR	26,189	145,611
WNS Holdings Ltd., ADR*	10,329	322,162
		1,019,858
Indonesia
Bank Negara Indonesia Persero Tbk PT	623,700	223,296
Telekomunikasi Indonesia Persero Tbk PT	7,142,800	1,599,824

		1,823,120

Ireland — 0.6%
Dalata Hotel Group PLC*	252,904	1,511,647
Glanbia PLC	87,495	1,641,453
Greencore Group PLC	326,164	1,701,752
ICON PLC*	16,094	1,250,504
Kerry Group PLC (Class A Stock)	47,267	3,910,881
Kingspan Group PLC	185,123	4,880,916
Origin Enterprises PLC*	140,002	1,148,717
Paddy Power PLC	12,500	1,669,474
Permanent TSB Group Holdings PLC*	362,600	1,813,059
Prothena Corp. PLC*	9,194	626,203
Shire PLC	98,173	6,735,435
Smurfit Kappa Group PLC	238,057	6,096,917

		32,986,958

Israel — 0.2%
Check Point Software Technologies Ltd.*(a)	65,575	5,336,493
Mizrahi Tefahot Bank Ltd.	9,739	116,318
Tower Semiconductor Ltd.*	105,964	1,489,854

COMMON STOCKS (continued)	Shares	Value (Note 2)
Israel (continued)
Wix.Com Ltd.*	37,355	$849,826

		7,792,491

Italy — 0.4%
A2A SpA	2,018,011	2,732,514
Anima Holding SpA, 144A	197,000	1,701,520
Banca Popolare di Milano Scarl	932,841	923,948
Credito Valtellinese Scarl*	919,348	1,082,606
De’ Longhi	160,672	4,799,408
FinecoBank Banca Fineco SpA	148,743	1,223,107
Luxottica Group SpA	40,229	2,621,541
Recordati SpA	105,928	2,763,765
Unipol Gruppo Finanziario SpA	470,104	2,418,035
Yoox Net-A-Porter Group SpA*	54,299	2,022,695

		22,289,139

Japan — 2.9%
Aisin Seiki Co. Ltd.	153,400	6,602,090
Bandai Namco Holdings, Inc.	196,600	4,153,594
Calsonic Kansei Corp.	245,000	2,159,934
Central Japan Railway Co.	21,900	3,887,994
COMSYS Holdings Corp.	159,400	2,241,297
Fujikura Ltd.	256,000	1,382,770
ITOCHU Corp.	636,300	7,526,443
Japan Airlines Co. Ltd.	158,000	5,655,279
Japan Display, Inc.*(a)	656,000	1,890,107
JX Holdings, Inc.	1,445,400	6,066,461
Konica Minolta, Inc.	125,000	1,251,898
Marubeni Corp.	503,700	2,589,571
Matsumotokiyoshi Holdings Co. Ltd.	50,200	2,561,641
Mitsubishi Corp.	314,200	5,226,127
Mitsubishi Gas Chemical Co., Inc.	496,000	2,536,307
Mitsubishi Materials Corp.	798,000	2,513,420
Mitsubishi UFJ Financial Group, Inc.	575,800	3,566,649
Mitsui & Co. Ltd.	587,400	6,979,510
Mitsui Engineering & Shipbuilding Co. Ltd.	1,314,000	2,163,174
Mizuho Financial Group, Inc.	5,910,000	11,820,002
NHK Spring Co. Ltd.	261,700	2,623,879
Nippon Telegraph & Telephone Corp.	297,500	11,839,940
Nissan Motor Co. Ltd.	1,205,700	12,624,574
Ricoh Co. Ltd.	446,900	4,601,642
Seiko Epson Corp.	116,200	1,789,382
Seino Holdings Co. Ltd.	235,100	2,446,051
Sekisui House Ltd.	347,200	5,837,737
Sojitz Corp.	1,108,300	2,325,856
Sumitomo Mitsui Financial Group, Inc.	223,600	8,438,899
Sumitomo Osaka Cement Co. Ltd.	550,000	2,017,115
Tokai Rika Co. Ltd.	105,000	2,584,333
Toyoda Gosei Co. Ltd.	55,400	1,258,517
West Japan Railway Co.	111,300	7,693,394
Yokohama Rubber Co. Ltd. (The)(a)	134,300	2,062,555

		150,918,142

Malaysia — 0.1%
Berjaya Auto Bhd	708,020	352,897
Hong Leong Financial Group Bhd	161,600	524,140
MISC Bhd	89,600	194,793
Sunway Bhd	213,600	153,229
Tenaga Nasional Bhd	514,700	1,593,610

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Malaysia (continued)
Top Glove Corp. Bhd	103,500	$327,086
YTL Power International Bhd	206,000	70,876

		3,216,631

Mexico — 0.1%
America Movil SAB de CV (Class L Stock)	348,500	245,079
El Puerto de Liverpool SAB de CV (Class C1 Stock)	35,800	436,447
Gentera SAB de CV	161,400	312,321
Grupo Aeroportuario del Centro Norte SABde CV, ADR*	1,614	62,058
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,928	170,204
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	6,700	59,110
Grupo Aeroportuario del Sureste SAB de CV, ADR	8,293	1,166,576
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	43,910	621,382
Grupo Lala SAB de CV	164,300	381,995
Industrias Bachoco SA de CV, ADR	20,480	1,008,230
Telesites SAB*	17,425	11,334
Vitro SAB de CV (Class A Stock)	75,500	235,071

		4,709,807

Monaco
Scorpio Tankers, Inc.	91,353	732,651

Netherlands — 1.0%
Aalberts Industries NV	51,892	1,787,987
Aegon NV	780,488	4,414,044
AerCap Holdings NV*	160,373	6,921,699
Akzo Nobel NV	40,863	2,730,426
Amsterdam Commodities NV	26,069	657,271
ASML Holding NV	56,071	4,982,019
BE Semiconductor Industries NV	74,539	1,497,960
Brunel International NV	66,996	1,220,194
Euronext NV	32,300	1,657,282
Flow Traders, 144A	28,894	1,425,567
ING Groep NV, CVA	189,662	2,566,147
NN Group NV	37,804	1,333,842
Royal Boskalis Westminster NV	56,328	2,297,755
Royal Dutch Shell PLC (Class A Stock), (XEQT)	349,797	7,977,888
Royal Dutch Shell PLC (Class B Stock)	266,939	6,083,824
TomTom NV*	186,900	2,349,723

		49,903,628

New Zealand
Air New Zealand Ltd.	960,681	1,937,566

Norway — 0.3%
BW LPG Ltd., 144A	24,279	199,015
DNB ASA	351,024	4,325,045
Marine Harvest ASA*	409,019	5,503,280
Opera Software ASA(a)	197,700	1,122,039
Prosafe SE(a)	447,570	1,055,767
Salmar ASA	62,764	1,095,352
Ship Finance International Ltd.	21,661	358,923

COMMON STOCKS (continued)	Shares	Value (Note 2)
Norway (continued)
Yara International ASA	45,901	$1,974,122

		15,633,543

Philippines
Ayala Corp.	22,910	367,173
BDO Unibank, Inc.	28,380	63,084
DMCI Holdings, Inc.	1,389,650	406,346
Globe Telecom, Inc.	6,355	249,643
Metropolitan Bank & Trust Co.	139,230	237,487
SM Prime Holdings, Inc.	871,800	400,907
Universal Robina Corp.	100,230	395,511

		2,120,151

Poland
AmRest Holdings SE*	1,402	67,173
Asseco Poland SA	27,949	402,215
Energa SA	19,815	63,789
Polskie Gornictwo Naftowe i Gazownictwo SA	144,445	188,525

		721,702

Portugal
CTT-Correios de Portugal SA	90,960	874,206

Russia — 0.1%
Magnitogorsk Iron & Steel Works OJSC, GDR, RegS (original cost $80,657; purchased 12/11/15-12/14/15)(f)	22,978	77,199
Mobile TeleSystems PJSC, ADR	120,193	742,793
Phosagro OAO, GDR, RegS (original cost $201,829; purchased 12/11/15)(f)	15,523	193,511
Severstal PAO, GDR, RegS (original cost $935,036; purchased 04/28/15-12/11/15)(f)	86,359	720,692
Sistema JSFC, GDR, RegS (original cost $222,416; purchased 04/28/15-10/29/15)(f)	30,094	177,555
United Co. RUSAL PLC	395,000	120,388
X5 Retail Group NV, GDR, RegS (original cost $319,809; purchased 12/11/15-12/14/15)*(f)	16,827	318,872

		2,351,010

Singapore — 0.1%
Avago Technologies Ltd.(a)	8,391	1,217,954
Kulicke & Soffa Industries, Inc.*	79,471	927,427
SMRT Corp. Ltd.	60,700	64,267
Wing Tai Holdings Ltd.	286,700	354,152

		2,563,800

South Africa — 0.2%
AECI Ltd.	19,341	110,881
AVI Ltd.	119,382	596,496
Capitec Bank Holdings Ltd.	6,731	234,076
Famous Brands Ltd.	7,934	66,509
Investec Ltd.	136,049	961,082
JSE Ltd.	9,719	80,250
Lewis Group Ltd.	20,846	74,029
Liberty Holdings Ltd.	107,405	799,360

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Africa (continued)
Mondi Ltd.	55,337	$1,095,074
Naspers Ltd. (Class N Stock)	5,170	706,658
Net 1 UEPS Technologies, Inc.*	20,585	278,103
Pick’n Pay Holdings Ltd.	54,315	97,662
Sappi Ltd.*	116,180	488,144
Sasol	25,557	689,983
SPAR Group Ltd. (The)	53,130	632,156
Telkom SA SOC Ltd.	131,893	547,980

		7,458,443

South Korea — 0.4%
BGF retail Co. Ltd.*	6,753	977,642
CJ E&M Corp.*	8,333	568,806
Dongbu Insurance Co. Ltd.*	11,845	708,704
Dongwon F&B Co. Ltd.*	534	177,625
Halla Holdings Corp.*	5,198	283,160
Hanil Cement Co. Ltd.*	3,245	290,839
Hansae Co. Ltd.*	3,956	177,051
Hanwha General Insurance Co. Ltd.*	17,085	113,327
Hyosung Corp.*	13,524	1,337,572
Hyundai Marine & Fire Insurance Co. Ltd.*	4,481	137,298
Hyundai Motor Co.	4,111	518,495
Hyundai Securities Co. Ltd.*	58,698	320,125
Kia Motors Corp.	18,954	845,158
KISWIRE Ltd.*	2,414	78,139
Korea Electric Power Corp.*	38,029	1,611,183
Korea Petrochemical Ind Co. Ltd.*	8,155	1,176,988
LG Life Sciences Ltd.*	15,035	766,227
Lotte Chemical Corp.*	494	100,799
Meritz Securities Co. Ltd.*	82,953	278,368
Osstem Implant Co. Ltd.*	968	66,296
S&T Motiv Co. Ltd.*	4,799	349,995
Samsung Electronics Co. Ltd.	3,861	4,118,074
Samsung Electronics Co. Ltd., GDR, 144A (original cost $1,719,891; purchased 04/30/13-10/29/15)(f)	2,573	1,367,550

Shinsegae Co. Ltd.*	4,702	914,824
SK Innovation Co. Ltd.*	8,273	907,308
S-Oil Corp.	2,612	174,968
Ssangyong Cement Industrial Co. Ltd.*	4,685	65,026

		18,431,547

Spain — 0.6%
Almirall SA	64,747	1,308,616
Amadeus IT Holding SA (Class A Stock)	116,971	5,155,483
Banco de Sabadell SA	374,478	663,688
Bolsas y Mercados Espanoles SHMSF, SA(a)	56,400	1,900,659
Cia de Distribucion Integral Logista Holdings SA	48,554	1,023,751
Cie Automotive SA	106,366	1,781,233
Distribuidora Internacional de Alimentacion SA*	395,259	2,331,287
Gamesa Corp. Tecnologica SA	112,000	1,917,446
Gas Natural SDG SA	135,795	2,769,180
Iberdrola SA	501,952	3,558,343
Industria de Diseno Textil SA	116,431	3,999,907
Mapfre SA	482,596	1,208,023
Melia Hotels International SA	156,914	2,072,662

COMMON STOCKS (continued)	Shares	Value (Note 2)

Spain (continued)
NH Hotel Group SA*	144,000	$787,524
Repsol SA	219,434	2,415,821

		32,893,623

Sweden — 1.4%
Assa Abloy AB (Class B Stock)	127,008	2,658,621
Atlas Copco AB (Class A Stock)	247,443	6,068,491
Betsson AB*	139,700	2,559,992
Bilia AB (Class A Stock)	42,121	952,901
BioGaia AB (Class B Stock)	48,200	1,606,818
Elekta AB (Class B Stock)(a)	247,259	2,100,925
Hexagon AB (Class B Stock)	177,354	6,560,827
Hexpol AB	291,568	3,126,262
JM AB	73,839	2,198,171
NetEnt AB*	53,962	3,145,011
Nibe Industrier AB (Class B Stock)	51,000	1,713,256
Nordea Bank AB	316,809	3,475,952
Peab AB	138,706	1,062,114
Scandi Standard AB	180,000	1,156,792
Skandinaviska Enskilda Banken AB (Class A Stock)	497,231	5,229,131
Svenska Cellulosa AB (Class B Stock)	410,369	11,892,541
Swedbank AB (Class A Stock)	334,153	7,359,246
Tobii AB*	180,800	1,434,203
Trelleborg AB (Class B Stock)	245,030	4,755,496
Vitrolife AB	21,400	727,743
Wallenstam AB (Class B Stock)	227,800	1,830,973

		71,615,466

Switzerland — 1.3%
Burckhardt Compression Holding AG	3,550	1,086,918
Chocoladefabriken Lindt & Spruengli AG*	602	3,759,314
Cie Financiere Richemont SA	109,305	7,823,280
Clariant AG*	139,627	2,647,457
Georg Fischer AG	1,802	1,223,383
Interroll Holding AG*	2,555	2,184,862
Julius Baer Group Ltd.*	77,525	3,750,440
Leonteq AG*	9,500	1,372,276
Lonza Group AG*	7,431	1,208,540
Nestle SA	26,845	1,992,845
Novartis AG	130,143	11,194,807
Roche Holding AG	24,622	6,822,963
Sunrise Communications Group AG, 144A*	11,400	672,007
Swiss Life Holding*	24,513	6,602,573
Swiss Re AG	133,123	13,001,632
TE Connectivity Ltd.	42,202	2,726,671
U-Blox AG*	5,120	1,089,737

		69,159,705

Taiwan — 0.3%
Advanced Semiconductor Engineering, Inc., ADR	79,297	449,614
AU Optronics Corp., ADR	32,915	95,783
Catcher Technology Co. Ltd.	156,000	1,300,481
China Motor Corp.	381,000	250,751
Compeq Manufacturing Co. Ltd.	1,386,000	926,086
Coretronic Corp.	74,500	61,549
CTBC Financial Holding Co. Ltd.	2,992,000	1,531,908
E.Sun Financial Holding Co. Ltd.	832,000	483,045

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Far Eastern New Century Corp.	266,000	$207,811
Hon Hai Precision Industry Co. Ltd.	976,222	2,389,106
Hon Hai Precision Industry Co. Ltd., GDR, RegS (original cost $139,703; purchased 11/11/15-12/15/15)(f)	26,339	134,202
Mega Financial Holding Co. Ltd.	965,000	622,148
Pegatron Corp.	523,000	1,137,508
Radiant Opto-Electronics Corp.	312,000	710,008
Siliconware Precision Industries Co. Ltd., ADR	63,900	495,225
Taishin Financial Holding Co. Ltd.	648,866	224,192
Taiwan Business Bank*	465,000	115,464
Taiwan Semiconductor Manufacturing Co. Ltd.	897,000	3,869,874
TrueLight Corp.	439,000	1,163,967
United Microelectronics Corp.	1,300,000	475,068

		16,643,790

Thailand
CP ALL PCL	594,200	648,113
PTT Global Chemical PCL	454,700	601,395
Siam Cement PCL (The)	58,000	732,007

		1,981,515

Turkey — 0.1%
Cimsa Cimento Sanayi VE Ticaret A/S	11,464	60,091
Eregli Demir ve Celik Fabrikalari TAS	332,248	345,744
TAV Havalimanlari Holding A/S	157,480	981,648
Tofas Turk Otomobil Fabrikasi A/S	24,359	158,138
Tupras Turkiye Petrol Rafinerileri A/S*	54,742	1,305,611
Turkiye Is Bankasi (Class C Stock)	257,943	405,889
Turkiye Vakiflar Bankasi TAO (Class D Stock)	326,878	428,385

		3,685,506

United Kingdom — 3.8%
3i Group PLC	483,015	3,421,609
888 Holdings PLC	40,588	109,215
ASOS PLC*	41,100	2,088,292
Auto Trader Group PLC, 144A*	432,577	2,820,358
Bellway PLC	141,204	5,904,257
Benchmark Holdings PLC*	1,182,000	1,559,551
Berkeley Group Holdings PLC	110,175	5,989,536
Bovis Homes Group PLC	84,045	1,257,020
BP PLC	2,373,972	12,336,857
British American Tobacco PLC	137,318	7,625,867
BT Group PLC	1,356,367	9,418,094
Bunzl PLC	72,263	2,004,901
Cineworld Group PLC	110,964	919,985
Close Brothers Group PLC	59,130	1,166,020
Compass Group PLC	291,602	5,052,974
DCC PLC	59,282	4,952,565
Delphi Automotive PLC	14,860	1,273,948
Diageo PLC	253,792	6,930,532
DS Smith PLC	226,800	1,326,690
Dunelm Group PLC	119,700	1,655,657
easyJet PLC	224,298	5,752,600
Genus PLC	96,400	2,210,077

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Halma PLC	156,082	$1,987,511
IMI PLC	145,882	1,851,148
Intermediate Capital Group PLC	123,328	1,136,912
International Consolidated Airlines Group SA	739,677	6,629,898
Interserve PLC	42,166	321,714
J Sainsbury PLC(a)	206,716	787,221
JD Sports Fashion PLC	74,857	1,148,591
Just Eat PLC*	290,765	2,111,244
Legal & General Group PLC	2,192,296	8,650,638
Lloyds Banking Group PLC	4,092,441	4,403,472
Moneysupermarket.com Group PLC	518,286	2,803,732
Oxford Instruments PLC	105,761	1,192,176
Pace PLC	183,444	1,174,273
Paragon Group of Cos. PLC	146,947	763,936
Persimmon PLC*	284,198	8,478,627
Pets at Home Group PLC	377,568	1,534,818
Prudential PLC	465,543	10,488,508
Reckitt Benckiser Group PLC	134,104	12,408,226
Restaurant Group PLC	144,000	1,457,005
Rightmove PLC	23,200	1,409,873
Rotork PLC	780,851	2,101,407
SABMiller PLC	79,751	4,771,055
Senior PLC	422,400	1,431,480
Spirax-Sarco Engineering PLC	52,726	2,549,990
St James’s Place PLC	316,871	4,696,586
Taylor Wimpey PLC	3,050,303	9,118,519
Tullow Oil PLC*	379,800	930,308
Unilever NV, CVA	88,751	3,868,154
Victrex PLC	48,164	1,276,863
WH Smith PLC	70,846	1,840,868
Whitbread PLC	69,170	4,483,385
WPP PLC	218,407	5,023,780

		198,608,523

United States — 35.0%
3M Co.	6,204	934,571
8x8, Inc.*	110,912	1,269,942
AbbVie, Inc.	91,666	5,430,294
Acadia Healthcare Co., Inc.*	29,162	1,821,459
Accenture PLC (Class A Stock)	53,906	5,633,177
Aceto Corp.	38,482	1,038,244
ACI Worldwide, Inc.*	59,051	1,263,691
Aetna, Inc.	70,065	7,575,428
AGL Resources, Inc.	15,727	1,003,540
Air Lease Corp.(a)	45,762	1,532,112
Aircastle Ltd.	159,055	3,322,659
Alaska Air Group, Inc.	145,891	11,745,684
Albany Molecular Research, Inc.*(a)	65,990	1,309,901
Allscripts Healthcare Solutions, Inc.*	70,149	1,078,892
Allstate Corp. (The)	157,611	9,786,067
Alphabet, Inc. (Class A Stock)*	25,012	19,459,586
Alphabet, Inc. (Class C Stock)*	14,887	11,297,447
Altria Group, Inc.	130,259	7,582,376
Amazon.com, Inc.*	8,345	5,640,302
Amdocs Ltd.	64,838	3,538,210
Ameren Corp.	328,075	14,182,682
American Airlines Group, Inc.	12,938	547,924
American Electric Power Co., Inc.	227,744	13,270,643

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
American Equity Investment Life Holding Co.(a)	95,619	$2,297,725
American International Group, Inc.	52,645	3,262,411
American Railcar Industries, Inc.(a)	37,436	1,732,538
American Water Works Co., Inc.	22,760	1,359,910
American Woodmark Corp.*	17,550	1,403,649
Ameriprise Financial, Inc.	39,684	4,223,171
Ameris Bancorp	31,191	1,060,182
AMERISAFE, Inc.	30,894	1,572,505
AmerisourceBergen Corp.	105,773	10,969,718
Amgen, Inc.	171,230	27,795,766
AMN Healthcare Services, Inc.*	35,467	1,101,250
Amsurg Corp.*	17,699	1,345,124
AmTrust Financial Services, Inc.	99,721	6,140,819
ANI Pharmaceuticals, Inc.*(a)	14,279	644,340
Annaly Capital Management, Inc., REIT	93,028	872,603
Anthem, Inc.	84,756	11,818,377
Apollo Commercial Real Estate Finance, Inc., REIT	115,610	1,991,960
Apple, Inc.	602,768	63,447,360
Applied Optoelectronics, Inc.*	18,014	309,120
Archer-Daniels-Midland Co.	334,920	12,284,866
Argo Group International Holdings Ltd.	5,336	319,306
ARRIS Group, Inc.*	73,022	2,232,283
Arrow Electronics, Inc.*	99,796	5,406,947
Ascena Retail Group, Inc.*(a)	79,249	780,603
Ashland, Inc.	43,175	4,434,073
Aspen Insurance Holdings Ltd.	80,576	3,891,821
Assurant, Inc.	31,770	2,558,756
AT&T, Inc.	555,810	19,125,422
Atmos Energy Corp.	15,357	968,105
Autobytel, Inc.*	39,402	888,909
AutoNation, Inc.*	10,763	642,121
AvalonBay Communities, Inc., REIT	20,149	3,710,035
Avnet, Inc.	37,944	1,625,521
Axis Capital Holdings Ltd.	126,647	7,120,094
B&G Foods, Inc.(a)	11,339	397,092
Ball Corp.	15,779	1,147,607
Bank of America Corp.	433,006	7,287,491
Bank of New York Mellon Corp. (The)	287,246	11,840,280
Bank of the Ozarks, Inc.	38,803	1,919,196
Becton, Dickinson and Co.	9,713	1,496,676
Bemis Co., Inc.	9,531	425,940
Benchmark Electronics, Inc.*	11,920	246,386
Berkshire Hathaway, Inc. (Class B Stock)*	115,157	15,205,330
Berry Plastics Group, Inc.*	26,271	950,485
BioSpecifics Technologies Corp.*	15,282	656,668
BioTelemetry, Inc.*	68,920	804,986
Blackhawk Network Holdings, Inc.*	55,649	2,460,242
BlackRock, Inc.	21,045	7,166,243
Blackstone Mortgage Trust, Inc. (Class A Stock), REIT	15,765	421,871
Boeing Co. (The)	41,700	6,029,403
BofI Holding, Inc.*(a)	58,680	1,235,214
Booz Allen Hamilton Holding Corp.	56,604	1,746,233
Brinker International, Inc.	22,892	1,097,671
Bristow Group, Inc.(a)	31,003	802,978
Broadcom Corp. (Class A Stock)	76,108	4,400,565
Broadridge Financial Solutions, Inc.	155,808	8,371,564

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Brocade Communications Systems, Inc.	416,195	$3,820,670
Builders FirstSource, Inc.*	149,961	1,661,568
Cabot Microelectronics Corp.*	22,798	998,096
Cadence Design Systems, Inc.*	42,208	878,348
Callidus Software, Inc.*	67,189	1,247,700
Cal-Maine Foods, Inc.(a)	40,120	1,859,161
Cambrex Corp.*(a)	29,402	1,384,540
Cantel Medical Corp.	10,504	652,719
Capital One Financial Corp.	57,902	4,179,366
Cara Therapeutics, Inc.*	36,445	614,463
Cardinal Health, Inc.	156,713	13,989,770
Carnival Corp.	70,358	3,833,104
Cathay General Bancorp	51,520	1,614,122
Cavco Industries, Inc.*	12,388	1,032,044
CBS Corp. (Class B Stock)	110,895	5,226,481
CDW Corp.	227,103	9,547,410
Celgene Corp.*	54,784	6,560,932
Celldex Therapeutics, Inc.*(a)	35,017	549,067
CenturyLink, Inc.	122,658	3,086,075
CF Industries Holdings, Inc.	16,551	675,446
Cheesecake Factory, Inc. (The)	26,856	1,238,330
Chemed Corp.(a)	2,962	443,708
Chevron Corp.	280,083	25,196,267
Chimera Investment Corp., REIT	180,252	2,458,637
Ciena Corp.*(a)	26,584	550,023
Cigna Corp.	87,265	12,769,487
Cinemark Holdings, Inc.	37,584	1,256,433
Cintas Corp.	27,970	2,546,669
Cirrus Logic, Inc.*	79,055	2,334,494
Cisco Systems, Inc.	1,003,749	27,256,804
Citigroup, Inc.	210,885	10,913,299
CME Group, Inc.	60,775	5,506,215
CMS Energy Corp.	308,866	11,143,885
Coca-Cola Co. (The)	13,527	581,120
Cognizant Technology Solutions Corp. (Class A Stock)*	69,045	4,144,081
Comcast Corp. (Class A Stock)	584,108	32,961,214
Concho Resources, Inc.*	47,990	4,456,351
Convergys Corp.	108,565	2,702,183
Cooper-Standard Holding, Inc.*	8,106	628,945
Core-Mark Holding Co., Inc.	19,390	1,588,817
Corning, Inc.	31,407	574,120
Costco Wholesale Corp.	25,704	4,151,196
Cowen Group, Inc. (Class A Stock)*(a)	222,524	852,267
Cracker Barrel Old Country Store, Inc.(a)	16,536	2,097,261
Credit Acceptance Corp.*(a)	12,031	2,574,875
Crown Castle International Corp., REIT	46,646	4,032,547
CVR Energy, Inc.(a)	15,149	596,113
CVS Health Corp.	260,288	25,448,358
Cynosure, Inc. (Class A Stock)*	36,775	1,642,739
Cypress Semiconductor Corp.*(a)	107,873	1,058,234
CYS Investments, Inc., REIT	376,429	2,683,939
Danaher Corp.	35,099	3,259,995
Darden Restaurants, Inc.	49,913	3,176,463
Deluxe Corp.	61,554	3,357,155
Denbury Resources, Inc.(a)	613,905	1,240,088
DHT Holdings, Inc.	56,027	453,258
Diamond Resorts International, Inc.*(a)	27,376	698,362
Diamondback Energy, Inc.*	12,560	840,264

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Dillard’s, Inc. (Class A Stock)(a)	48,451	$3,183,715
Dollar General Corp.	86,690	6,230,410
Domtar Corp.	33,015	1,219,904
Dow Chemical Co. (The)	306,731	15,790,512
Dr. Pepper Snapple Group, Inc.	121,737	11,345,888
DST Systems, Inc.	23,841	2,719,304
DTE Energy Co.	162,135	13,001,606
Duke Energy Corp.	131,434	9,383,073
Eagle Bancorp, Inc.*	24,190	1,220,869
Eagle Pharmaceuticals, Inc.*(a)	15,739	1,395,577
EarthLink Holdings Corp.	29,301	217,706
Edison International	196,636	11,642,818
Electronics For Imaging, Inc.*(a)	28,991	1,355,039
Eli Lilly & Co.	174,151	14,673,963
EMC Corp.	49,020	1,258,834
Endurance Specialty Holdings Ltd.	8,242	527,406
Enlink Midstream LLC	16,344	246,631
Entergy Corp.	25,767	1,761,432
EOG Resources, Inc.	62,290	4,409,509
ePlus, Inc.*	9,248	862,468
Equinix, Inc., REIT	11,797	3,567,413
Equity LifeStyle Properties, Inc., REIT	13,160	877,377
ESCO Technologies, Inc.	6,811	246,150
Euronet Worldwide, Inc.*	29,104	2,108,003
Everest Re Group Ltd.	54,517	9,981,518
Eversource Energy	9,015	460,396
Exxon Mobil Corp.	227,085	17,701,276
Facebook, Inc. (Class A Stock)*	73,915	7,735,944
FedEx Corp.	16,774	2,499,158
Fifth Third Bancorp	251,646	5,058,085
First American Financial Corp.	28,184	1,011,806
Fiserv, Inc.*	120,850	11,052,941
FleetCor Technologies, Inc.*	56,094	8,017,515
Flextronics International Ltd.*	199,069	2,231,563
Foot Locker, Inc.	27,279	1,775,590
Ford Motor Co.	354,335	4,992,580
GameStop Corp. (Class A Stock)(a)	127,944	3,587,550
GATX Corp.(a)	20,827	886,189
General Cable Corp.	17,776	238,732
General Electric Co.	668,012	20,808,574
General Motors Co.	139,236	4,735,416
Gibraltar Industries, Inc.*	41,546	1,056,930
Gigamon, Inc.*	32,515	863,924
Gilead Sciences, Inc.	144,513	14,623,270
Globus Medical, Inc. (Class A Stock)*(a)	30,699	854,046
Goldman Sachs Group, Inc. (The)	25,235	4,548,104
Granite Construction, Inc.	27,541	1,181,784
Gray Television, Inc.*	29,128	474,786
Guidewire Software, Inc.*	17,447	1,049,612
Hain Celestial Group, Inc. (The)*	65,645	2,651,402
Hanover Insurance Group, Inc. (The)	78,054	6,348,912
Hartford Financial Services Group, Inc. (The)	114,605	4,980,733
HealthSouth Corp.	13,462	468,612
Helen of Troy Ltd.*	13,251	1,248,907
Heritage Insurance Holdings, Inc.	13,669	298,258
Hewlett Packard Enterprise Co.	320,374	4,869,685
HFF, Inc. (Class A Stock)	30,450	946,081
Hill-Rom Holdings, Inc.	15,617	750,553

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Hologic, Inc.*	64,276	$2,486,838
Home Depot, Inc. (The)	97,214	12,856,551
Horizon Pharma PLC*	117,348	2,542,931
HP, Inc.	418,931	4,960,143
Huntington Ingalls Industries, Inc.	16,694	2,117,634
Huron Consulting Group, Inc.*	5,118	304,009
Iconix Brand Group, Inc.*(a)	77,831	531,586
Impax Laboratories, Inc.*(a)	22,349	955,643
Inogen, Inc.*	30,690	1,230,362
Inphi Corp.*	31,910	862,208
Installed Building Products, Inc.*(a)	41,992	1,042,661
Intel Corp.	875,555	30,162,870
Intercontinental Exchange, Inc.	34,942	8,954,237
International Business Machines Corp.	8,837	1,216,148
International Game Technology PLC(a)	43,553	704,688
Interpublic Group of Cos., Inc. (The)	46,246	1,076,607
Intersect ENT, Inc.*(a)	42,642	959,445
Intra-Cellular Therapies, Inc.*	19,047	1,024,538
Intuitive Surgical, Inc.*	8,510	4,647,822
j2 Global, Inc.	23,931	1,970,000
Jabil Circuit, Inc.	156,273	3,639,598
Jack Henry & Associates, Inc.	20,805	1,624,038
JetBlue Airways Corp.*	20,555	465,571
Johnson & Johnson	316,739	32,535,430
JPMorgan Chase & Co.	589,987	38,956,842
K2M Group Holdings, Inc.*	40,439	798,266
Kaiser Aluminum Corp.	16,293	1,363,072
KAR Auction Services, Inc.	32,227	1,193,366
Kennedy-Wilson Holdings, Inc.	40,634	978,467
Kforce, Inc.	44,921	1,135,603
Kirkland’s, Inc.	18,415	267,017
Knoll, Inc.	37,490	704,812
Kroger Co. (The)	424,789	17,768,924
L Brands, Inc.	26,729	2,561,173
Laboratory Corp. of America Holdings*	62,366	7,710,932
Laclede Group, Inc. (The)	7,717	458,467
Lam Research Corp.(a)	77,200	6,131,224
Lear Corp.	33,281	4,087,905
LendingTree, Inc.*(a)	17,256	1,540,616
LGI Homes, Inc.*(a)	43,337	1,054,389
Ligand Pharmaceuticals, Inc.*(a)	14,804	1,605,050
Lincoln National Corp.	160,111	8,047,179
Lowe’s Cos., Inc.	48,628	3,697,673
LyondellBasell Industries NV (Class A Stock)	156,919	13,636,261
Macquarie Infrastructure Corp.	40,389	2,932,241
Macy’s, Inc.	122,042	4,269,029
Mallinckrodt PLC*	12,993	969,668
Marathon Petroleum Corp.	44,158	2,289,151
Marcus & Millichap, Inc.*	9,243	269,341
Marriott Vacations Worldwide Corp.	37,089	2,112,219
MasTec, Inc.*(a)	53,452	928,996
Matador Resources Co.*(a)	39,247	775,913
Matson, Inc.	20,035	854,092
Maxim Integrated Products, Inc.	16,078	610,964
MAXIMUS, Inc.	18,791	1,056,994
MaxLinear, Inc. (Class A Stock)*	135,873	2,001,409
McDermott International, Inc.*(a)	200,162	670,543
McDonald’s Corp.	60,225	7,114,981

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
McKesson Corp.	49,415	$9,746,120
MEDNAX, Inc.*	35,092	2,514,693
Medtronic PLC	189,724	14,593,570
Merck & Co., Inc.	213,971	11,301,948
MetLife, Inc.	52,222	2,517,623
MFA Financial, Inc., REIT	475,042	3,135,277
Micron Technology, Inc.*(a)	237,956	3,369,457
Microsemi Corp.*	29,681	967,304
Microsoft Corp.	632,402	35,085,663
Minerals Technologies, Inc.	2,099	96,260
Mobileye NV*(a)	77,610	3,281,351
Mondelez International, Inc. (Class A Stock)	175,765	7,881,303
Monster Worldwide, Inc.*(a)	219,976	1,260,462
Morgan Stanley	61,089	1,943,241
Morningstar, Inc.	5,550	446,275
Mosaic Co. (The)	112,261	3,097,281
Motorcar Parts of America, Inc.*	36,227	1,224,835
Multi-Color Corp.	7,859	470,047
Murphy USA, Inc.*	17,028	1,034,281
Mylan NV*(a)	234,337	12,670,602
National General Holdings Corp.	57,255	1,251,594
Navient Corp.	57,584	659,337
NeuStar, Inc. (Class A Stock)*(a)	87,369	2,094,235
New Residential Investment Corp., REIT	161,882	1,968,485
Newmont Mining Corp.	511,444	9,200,878
Nexteer Automotive Group Ltd.	1,222,000	1,359,171
NextEra Energy, Inc.	26,846	2,789,031
NIKE, Inc. (Class B Stock)	78,530	4,908,125
NiSource, Inc.	74,444	1,452,402
Noble Corp. PLC(a)	170,420	1,797,931
Nordic American Tankers Ltd., (PRFC)(a)	71,760	1,115,150
Norfolk Southern Corp.	61,403	5,194,080
Northrop Grumman Corp.	83,967	15,853,809
NRG Yield, Inc. (Class A Stock)	17,034	236,943
Nutrisystem, Inc.	13,352	288,937
Omega Protein Corp.*	18,854	418,559
Omnicell, Inc.*	92,962	2,889,259
On Assignment, Inc.*	34,154	1,535,222
ON Semiconductor Corp.*	230,671	2,260,576
Oracle Corp.	621,144	22,690,390
PACCAR, Inc.	18,803	891,262
Packaging Corp. of America	35,290	2,225,035
PAREXEL International Corp.*(a)	19,337	1,317,236
PartnerRe Ltd.	46,105	6,442,713
Patrick Industries, Inc.*	31,275	1,360,463
Paylocity Holding Corp.*	19,152	776,614
PBF Energy, Inc. (Class A Stock)	33,324	1,226,656
PDC Energy, Inc.*	16,582	885,147
Penn National Gaming, Inc.*(a)	62,511	1,001,426
Penske Automotive Group, Inc.	7,915	335,121
PepsiCo, Inc.	66,434	6,638,085
Pfizer, Inc.	913,945	29,502,145
PG&E Corp.	250,908	13,345,797
PGT, Inc.*	96,114	1,094,738
Phibro Animal Health Corp. (Class A Stock)(a)	42,981	1,295,018
Phillips 66	52,180	4,268,324
Pilgrim’s Pride Corp.(a)	13,200	291,588
Pinnacle Foods, Inc.	141,238	5,996,965

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Pinnacle West Capital Corp.	80,904	$5,216,690
Pitney Bowes, Inc.	27,832	574,731
PNC Financial Services Group, Inc. (The)	120,343	11,469,891
PNM Resources, Inc.	85,516	2,614,224
PolyOne Corp.	24,273	770,910
Portland General Electric Co.	77,296	2,811,256
PPG Industries, Inc.	22,428	2,216,335
Prestige Brands Holdings, Inc.*	11,933	614,311
Primoris Services Corp.	49,700	1,094,891
Principal Financial Group, Inc.	54,101	2,433,463
PrivateBancorp, Inc.	47,847	1,962,684
Procter & Gamble Co. (The)	35,497	2,818,817
Progressive Corp. (The)	40,892	1,300,366
Proofpoint, Inc.*	11,516	748,655
Providence Service Corp. (The)*	22,943	1,076,486
PTC, Inc.*	21,615	748,527
Public Service Enterprise Group, Inc.	324,295	12,546,974
QEP Resources, Inc.	75,732	1,014,809
QUALCOMM, Inc.	151,162	7,555,833
Quest Diagnostics, Inc.	36,230	2,577,402
Repligen Corp.*	24,076	681,110
Reynolds American, Inc.	6,952	320,835
RingCentral, Inc. (Class A Stock)*	40,603	957,419
Sabre Corp.	9,174	256,597
Sanderson Farms, Inc.	5,686	440,779
Santander Consumer USA Holdings, Inc.*	102,694	1,627,700
SCANA Corp.	20,174	1,220,325
Schlumberger Ltd.	73,736	5,143,086
Schweitzer-Mauduit International, Inc.	7,435	312,196
ServiceMaster Global Holdings, Inc.*	61,987	2,432,370
Signet Jewelers Ltd.	12,007	1,485,146
Six Flags Entertainment Corp.	21,346	1,172,749
Skechers U.S.A., Inc. (Class A Stock)*	78,240	2,363,630
Snap-on, Inc.	22,259	3,815,860
Sonic Corp.	42,296	1,366,584
Sonoco Products Co.	15,052	615,175
South State Corp.	17,083	1,229,122
Southwest Airlines Co.	130,828	5,633,454
Sovran Self Storage, Inc., REIT	8,234	883,591
SpartanNash Co.	54,196	1,172,801
Sportsman’s Warehouse Holdings, Inc.*(a)	66,764	861,256
SPS Commerce, Inc.*	15,947	1,119,639
St. Jude Medical, Inc.	76,930	4,751,966
Stage Stores, Inc.	15,200	138,472
Staples, Inc.	100,523	951,953
Starwood Property Trust, Inc., REIT	300,747	6,183,358
STORE Capital Corp., REIT	12,843	297,958
Sucampo Pharmaceuticals, Inc. (Class A Stock)*	27,419	474,075
Summit Materials, Inc. (Class A Stock)*	42,502	851,740
Sun Communities, Inc., REIT	12,633	865,739
SunTrust Banks, Inc.	29,699	1,272,305
Supernus Pharmaceuticals, Inc.*	64,731	869,985
Synaptics, Inc.*	6,211	498,992
Synchrony Financial*	142,103	4,321,352
Synergy Pharmaceuticals, Inc.*(a)	106,883	606,027
Synergy Resources Corp.*(a)	68,956	587,505
SYNNEX Corp.(a)	653	58,724
Synopsys, Inc.*	24,108	1,099,566

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Take-Two Interactive Software, Inc.*(a)	45,342	$1,579,715
Target Corp.	49,452	3,590,710
Teekay Tankers Ltd. (Class A Stock)	176,822	1,216,535
TEGNA, Inc.	39,549	1,009,290
Tesoro Corp.	22,407	2,361,026
Texas Roadhouse, Inc.	28,539	1,020,840
Time Warner Cable, Inc.	6,976	1,294,676
TJX Cos., Inc. (The)	83,170	5,897,585
Transocean Ltd.(a)	163,088	2,019,029
Travelers Cos., Inc. (The)	141,537	15,973,866
Trinity Industries, Inc.	130,953	3,145,491
TTM Technologies, Inc.*	133,026	865,999
Tyson Foods, Inc. (Class A Stock)(a)	245,224	13,077,796
U.S. Concrete, Inc.*	25,859	1,361,735
Ultimate Software Group, Inc. (The)*(a)	8,834	1,727,135
Ultragenyx Pharmaceutical, Inc.*	7,391	829,122
Union Pacific Corp.	121,169	9,475,416
Unit Corp.*(a)	43,184	526,845
United Continental Holdings, Inc.*	61,570	3,527,961
United Parcel Service, Inc. (Class B Stock)	54,745	5,268,111
United Therapeutics Corp.*(a)	16,814	2,633,241
UnitedHealth Group, Inc.	257,171	30,253,596
Universal Forest Products, Inc.	6,398	437,431
Universal Health Services, Inc. (Class B Stock)	23,316	2,786,029
Universal Insurance Holdings, Inc.(a)	96,904	2,246,235
Unum Group	110,095	3,665,063
USANA Health Sciences, Inc.*	4,045	516,749
Valero Energy Corp.	71,941	5,086,948
Vascular Solutions, Inc.*	20,579	707,712
Verizon Communications, Inc.	223,696	10,339,229
Visa, Inc. (Class A Stock)(a)	8,317	644,983
Vonage Holdings Corp.*	156,134	896,209
Voya Financial, Inc.	258,204	9,530,310
Vulcan Materials Co.	29,995	2,848,625
Walker & Dunlop, Inc.*	10,051	289,569
Walt Disney Co. (The)	164,931	17,330,949
Waste Management, Inc.	8,089	431,710
Webster Financial Corp.	13,348	496,412
Wells Fargo & Co.	603,502	32,806,369
Welltower, Inc., REIT	77,986	5,305,388
Werner Enterprises, Inc.	14,973	350,218
West Corp.	48,899	1,054,751
Western Alliance Bancorp*	47,783	1,713,498
Western Digital Corp.	66,709	4,005,875
Western Refining, Inc.	69,244	2,466,471
Western Union Co. (The)(a)	138,804	2,485,980
Whirlpool Corp.	29,378	4,314,747
Wintrust Financial Corp.	45,054	2,186,020
Xcel Energy, Inc.	73,297	2,632,095
Xerox Corp.	148,333	1,576,780

		1,831,610,507

TOTAL COMMON STOCKS (cost $2,848,216,171)		3,029,810,181

PREFERRED STOCKS — 0.3%
Brazil — 0.1%
Banco Bradesco SA (PRFC)	157,200	766,083

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Braskem SA (PRFC A)	32,700	$228,290
Centrais Eletricas Brasileiras SA (PRFC B)	135,000	356,246
Cia Paranaense de Energia (PRFC B)	60,000	368,531
Itau Unibanco Holding SA (PRFC)	235,914	1,570,077
Itausa — Investimentos Itau SA (PRFC)	53,677	93,345
Petroleo Brasileiro SA (PRFC)*	356,700	604,080

		3,986,652

Colombia
Banco Davivienda SA (PRFC)	100,960	693,315

Germany — 0.2%
FUCHS PETROLUB SE (PRFC)	50,298	2,368,369
Volkswagen AG (PRFC)	47,213	6,816,620

		9,184,989

South Korea
Samsung Electronics Co. Ltd. (PRFC)	1,058	978,003

TOTAL PREFERRED STOCKS (cost $21,485,696)		14,842,959

	Units
RIGHTS*
Brazil
Banco Bradesco SA, expiring 02/05/16	5,149	2,516

Spain
Repsol SA, expiring 01/07/16	219,434	109,458

United States
Casa Ley, CVR, expiring 01/30/17	82,430	12,176
Property Development Centers, CVR, expiring 01/30/19	82,430	3,979

		16,155

TOTAL RIGHTS (cost $198,572)		128,129

Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BONDS —10.0%
Australia — 0.1%
BHP Billiton Finance USA Ltd.,
Gtd. Notes
1.625%	02/24/17	1,000	997,966
Westpac Banking Corp.,
Sr. Unsec’d. Notes
1.950%	11/23/18	5,000	4,989,850

			5,987,816

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.500%	07/15/22	2,000	1,924,168
Delhaize Group SA,
Gtd. Notes
5.700%	10/01/40	1,000	1,028,901

			2,953,069

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada — 0.3%
Barrick Gold Corp.,
Sr. Unsec’d. Notes
4.100%	05/01/23		1,000	$857,860
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21		2,000	1,795,862
Royal Bank of Canada,
Sr. Unsec’d. Notes
2.000%	12/10/18		4,000	3,996,592
Sr. Unsec’d. Notes, MTN
1.500%	01/16/18		3,000	2,983,788
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	06/15/38		2,000	2,139,956
Teck Resources Ltd.,
Gtd. Notes
2.500%	02/01/18	(a)	3,000	2,280,000
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.800%	10/01/20		2,000	2,039,982
7.625%	01/15/39		1,000	1,225,808

				17,319,848

China
CNOOC Curtis Funding No 1 Pty Ltd.,
Gtd. Notes, 144A
4.500%	10/03/23		1,200	1,238,993

France — 0.2%
BPCE SA,
Sub. Notes, 144A
5.150%	07/21/24		1,300	1,310,925
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A
2.500%	04/15/19		4,000	4,020,844
Electricite de France SA,
Jr. Sub. Notes, 144A
5.625%(c)	12/29/49		1,500	1,426,500
Total Capital International SA,
Gtd. Notes
2.875%	02/17/22		3,000	2,981,595

				9,739,864

Germany — 0.2%
Bayer US Finance LLC,
Gtd. Notes, 144A
3.000%	10/08/21		2,500	2,521,105
Daimler Finance North America LLC,
Gtd. Notes, 144A
1.650%	05/18/18		2,000	1,971,804
2.000%	08/03/18		3,000	2,979,993
2.250%	09/03/19		4,000	3,939,656

				11,412,558

Israel
Teva Pharmaceutical Finance IV LLC,
Gtd. Notes
2.250%	03/18/20		2,000	1,935,332

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Luxembourg
SES GLOBAL Americas Holdings GP,
Gtd. Notes, 144A
2.500%	03/25/19	1,600	$1,577,909

Mexico — 0.2%
America Movil SAB de CV,
Gtd. Notes
2.375%	09/08/16	5,000	5,018,335
Petroleos Mexicanos,
Gtd. Notes
3.500%	07/18/18	1,500	1,488,405
4.875%	01/24/22	2,400	2,310,000
Gtd. Notes, 144A
3.500%	07/23/20	1,350	1,277,775

			10,094,515

Netherlands — 0.3%
Koninklijke Philips NV,
Sr. Unsec’d. Notes
5.750%	03/11/18	2,000	2,140,232
Rabobank,
Bank Gtd. Notes
4.375%	08/04/25	2,000	2,034,106
Gtd. Notes
3.950%	11/09/22	3,000	3,036,672
4.625%	12/01/23	3,000	3,126,435
Shell International Finance BV,
Gtd. Notes
6.375%	12/15/38	2,000	2,364,402

			12,701,847

New Zealand — 0.1%
ANZ New Zealand International Ltd.,
Gtd. Notes, 144A
1.400%	04/27/17	3,000	2,996,430

Russia — 0.1%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, 144A
6.212%	11/22/16	600	616,070
8.146%	04/11/18	3,500	3,766,518

			4,382,588

Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA,
Sr. Unsec’d. Notes
3.000%	10/20/20	3,550	3,534,763
Telefonica Emisiones SAU,
Gtd. Notes
7.045%	06/20/36	1,000	1,201,748

			4,736,511

Sweden — 0.1%
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
1.875%	09/17/18	4,000	3,973,932

Switzerland — 0.2%
Credit Suisse AG,
Sr. Unsec’d. Notes
5.300%	08/13/19	3,000	3,312,840

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Switzerland (continued)
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes, 144A
3.800%	09/15/22		2,500	$2,498,027
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
3.600%	01/15/17		2,500	2,415,000
4.250%	10/25/22		1,000	755,000
Glencore Funding LLC,
Gtd. Notes, 144A
3.125%	04/29/19		3,000	2,505,000

				11,485,867

United Kingdom — 0.7%
Anglo American Capital PLC,
Gtd. Notes, 144A
2.625%	04/03/17		3,000	2,715,000
3.625%	05/14/20		4,000	2,840,000
AstraZeneca PLC,
Sr. Unsec’d. Notes
6.450%	09/15/37		1,000	1,264,599
Barclays Bank PLC,
Sr. Unsec’d. Notes
2.500%	02/20/19		5,000	5,011,320
BAT International Finance PLC,
Gtd. Notes, 144A
3.500%	06/15/22		4,000	4,100,324
Delphi Automotive PLC,
Gtd. Notes
3.150%	11/19/20		3,000	2,996,121
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
6.375%	05/15/38		2,000	2,554,018
HSBC Holdings PLC,
Sub. Notes
6.500%	09/15/37		4,000	4,798,868
Imperial Tobacco Finance PLC,
Gtd. Notes, 144A
2.050%	07/20/18		2,000	1,988,908
Lloyds Bank PLC,
Gtd. Notes
2.000%	08/17/18		4,000	4,003,040
Rio Tinto Finance USA Ltd.,
Gtd. Notes
5.200%	11/02/40		2,000	1,835,252
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	(a)	3,000	3,084,408

				37,191,858

United States — 7.3%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	09/15/24		1,500	1,512,384
6.200%	12/15/34		2,000	2,270,888
ACE INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24		3,000	3,028,380

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Altria Group, Inc.,
Gtd. Notes
4.500%	05/02/43	1,000	$949,248
4.750%	05/05/21	3,000	3,255,063
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	2,000	1,982,120
4.500%	07/16/44	1,000	924,758
Amgen, Inc.,
Sr. Unsec’d. Notes
3.875%	11/15/21	3,000	3,125,625
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16	2,000	2,055,114
Apple, Inc.,
Sr. Unsec’d. Notes
2.500%	02/09/25	3,000	2,864,694
2.700%	05/13/22	3,000	3,008,025
AT&T, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/35	3,000	2,774,583
5.350%	09/01/40	3,000	2,963,151
5.800%	02/15/19	2,000	2,206,502
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.875%	08/01/25	4,000	4,060,512
5.625%	07/01/20	3,000	3,332,307
6.400%	08/28/17	3,000	3,213,594
Sub. Notes, MTN
4.200%	08/26/24	1,600	1,587,485
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	2,000	2,097,992
Sr. Unsec’d. Notes, MTN
2.450%	11/27/20	3,000	2,986,785
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
4.500%	02/11/43	2,000	2,013,858
Boeing Co. (The),
Sr. Unsec’d. Notes
4.875%	02/15/20	3,000	3,341,148
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
1.750%	03/01/19	2,000	1,992,272
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.650%	09/01/25	3,000	3,039,735
4.400%	03/15/42	2,000	1,901,786
CBS Corp.,
Gtd. Notes
4.850%	07/01/42	1,000	897,536
Chevron Corp.,
Sr. Unsec’d. Notes
1.365%	03/02/18	1,350	1,339,197
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%	01/15/20	3,000	3,264,174

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.350%	03/10/17		5,000	$4,981,495
2.150%	07/30/18		1,650	1,648,777
Colgate-Palmolive Co.,
Sr. Unsec’d. Notes, MTN
1.750%	03/15/19		4,000	4,008,904
Comcast Corp.,
Gtd. Notes
6.450%	03/15/37		2,000	2,489,154
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39		2,000	2,107,612
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.700%	06/15/40		2,000	2,343,148
CSX Corp.,
Sr. Unsec’d. Notes
3.400%	08/01/24		3,000	2,982,633
3.950%	05/01/50		3,000	2,537,460
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25		3,000	3,061,740
4.000%	12/05/23		3,000	3,117,657
Danaher Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/25		900	913,674
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22		1,000	986,005
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
6.375%	03/01/41		2,000	2,146,646
Discovery Communications LLC,
Gtd. Notes
3.450%	03/15/25		3,000	2,715,846
6.350%	06/01/40		1,000	994,878
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	11/01/29		3,000	3,705,147
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
3.400%	11/15/25		3,000	2,946,717
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23		3,000	3,082,668
Duke Energy Carolinas LLC,
Sr. Unsec’d. Notes
6.100%	06/01/37		1,500	1,813,830
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17		3,000	2,995,947
3.050%	08/15/22		1,000	985,988
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.750%	06/01/25	(a)	3,000	2,961,783
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
2.500%	06/15/18		4,000	3,831,384

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Enterprise Products Operating LLC,
Gtd. Notes
4.450%	02/15/43		2,000	$1,525,788
Exelon Corp.,
Sr. Unsec’d. Notes, 144A
3.950%	06/15/25		2,000	1,997,340
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20		2,000	2,061,214
4.250%	06/15/22		2,000	2,026,390
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.709%	03/06/25		5,000	4,889,205
FedEx Corp.,
Gtd. Notes
3.200%	02/01/25	(a)	2,000	1,945,274
4.100%	04/15/43		1,500	1,324,459
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42		3,000	2,840,778
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.375%	01/16/18		2,000	1,995,226
3.000%	06/12/17		4,000	4,038,888
3.200%	01/15/21		2,000	1,986,474
GE Capital International Funding Co.,
Gtd. Notes, 144A
2.342%	11/15/20		2,489	2,468,242
4.418%	11/15/35		1,838	1,875,646
General Electric Capital Corp.,
Gtd. Notes
5.300%	02/11/21		859	968,626
Gtd. Notes, MTN
5.875%	01/14/38		573	701,100
General Mills, Inc.,
Sr. Unsec’d. Notes
3.650%	02/15/24	(a)	1,500	1,540,363
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	11/24/20		3,000	3,008,115
Georgia Power Co.,
Sr. Unsec’d. Notes
2.850%	05/15/22		3,000	2,946,033
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20	(a)	1,000	999,343
2.900%	07/19/18		1,000	1,019,546
5.250%	07/27/21		3,000	3,316,860
6.150%	04/01/18		4,000	4,343,664
6.250%	02/01/41		1,500	1,789,203
Google, Inc.,
Sr. Unsec’d. Notes
3.375%	02/25/24	(a)	3,000	3,157,740
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21		2,000	1,998,226
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36		2,000	2,437,678

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Honeywell International, Inc.,
Sr. Unsec’d. Notes
5.000%	02/15/19	1,000	$1,095,037
HP, Inc.,
Sr. Unsec’d. Notes
4.650%	12/09/21	1,000	996,218
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/41	2,000	2,169,846
Intel Corp.,
Sr. Unsec’d. Notes
3.700%	07/29/25	4,000	4,137,420
4.800%	10/01/41	1,000	1,042,477
International Business Machines Corp.,
Sr. Unsec’d. Notes
7.000%	10/30/25	1,000	1,282,624
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.300%	09/16/19	4,000	4,015,208
Johnson & Johnson,
Sr. Unsec’d. Notes
4.850%	05/15/41	1,500	1,715,689
5.950%	08/15/37	1,000	1,291,579
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.900%	07/15/25	4,000	4,122,088
4.250%	10/15/20	3,000	3,182,532
6.000%	01/15/18	3,000	3,240,183
Kellogg Co.,
Sr. Unsec’d. Notes
3.250%	05/21/18	1,000	1,025,046
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	03/01/16	2,000	2,006,430
4.250%	09/01/24	3,000	2,551,911
Gtd. Notes, MTN
6.950%	01/15/38	1,000	858,907
Kroger Co. (The),
Sr. Unsec’d. Notes
4.000%	02/01/24	2,000	2,072,802
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.650%	04/15/42	2,000	2,115,506
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.450%	01/15/21	5,000	4,972,740
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44	1,000	817,396
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22	3,000	2,925,453
3.700%	01/30/26	3,000	2,997,534
Medtronic, Inc.,
Gtd. Notes
4.375%	03/15/35	3,000	3,032,526
Merck & Co., Inc.,
Gtd. Notes
6.500%	12/01/33	3,000	3,825,258

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes
3.700%	02/10/45		2,000	$1,846,900
MetLife, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/25	(a)	4,000	3,843,460
Microsoft Corp.,
Sr. Unsec’d. Notes
3.500%	02/12/35	(a)	3,000	2,772,735
4.500%	10/01/40		1,000	1,039,811
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
4.000%	07/23/25		1,000	1,029,774
5.500%	07/28/21		3,000	3,361,116
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20		2,000	2,233,150
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.650%	01/15/46		2,000	1,912,328
Oracle Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/30		3,000	2,817,378
6.125%	07/08/39		3,000	3,627,612
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.450%	03/09/18		2,000	1,987,332
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.500%	12/15/41		3,000	2,989,974
PacifiCorp,
First Mortgage
2.950%	02/01/22		3,000	3,022,272
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.125%	11/01/20		2,000	2,070,734
5.500%	01/15/40		1,000	1,172,383
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.875%	08/21/42		1,000	913,405
PNC Bank NA,
Sub. Notes
2.700%	11/01/22		2,000	1,945,274
Praxair, Inc.,
Sr. Unsec’d. Notes
3.550%	11/07/42		3,000	2,670,645
Pride International, Inc.,
Gtd. Notes
6.875%	08/15/20		2,000	1,857,008
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.550%	03/05/37		2,000	2,430,522
Prologis LP,
Gtd. Notes
3.750%	11/01/25		1,000	991,972
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22		2,000	2,042,376

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sempra Energy,
Sr. Unsec’d. Notes
4.050%	12/01/23	3,000	$3,090,237
Simon Property Group LP,
Sr. Unsec’d. Notes
5.650%	02/01/20	3,000	3,362,172
Stanley Black & Decker, Inc.,
Jr. Sub. Notes
5.750%(c)	12/15/53	2,000	2,100,000
State Street Corp.,
Sr. Sub. Notes
3.100%	05/15/23	2,000	1,976,404
Target Corp.,
Sr. Unsec’d. Notes
2.900%	01/15/22	2,000	2,034,282
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.150%	12/14/18	2,400	2,398,195
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
1.650%	09/29/17	1,750	1,741,012
4.300%	11/23/23	3,000	3,063,507
Time Warner, Inc.,
Gtd. Notes
2.100%	06/01/19	4,000	3,977,980
4.875%	03/15/20	3,000	3,243,549
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.250%	10/05/17	2,000	1,994,126
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.350%	11/01/40	2,000	2,302,268
Sr. Unsec’d. Notes, MTN
6.250%	06/15/37	2,000	2,528,914
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.050%	11/15/45	4,000	3,870,148
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.125%	01/15/21	3,000	3,118,863
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42	1,000	1,007,038
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21	1,000	997,189
3.500%	11/01/21	3,000	3,062,997
3.650%	09/14/18	5,000	5,228,455
3.850%	11/01/42	2,000	1,634,770
Viacom, Inc.,
Sr. Unsec’d. Notes
2.200%	04/01/19	5,000	4,911,365
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
6.000%	05/15/37	1,900	2,328,570
Wachovia Corp.,
Sub. Notes
5.500%	08/01/35	2,000	2,222,636

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34		2,000	$1,826,400
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37		2,000	2,583,292
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
2.150%	09/17/20	(a)	3,000	2,998,248
2.350%	12/01/22		2,000	1,974,326
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.900%	05/01/45		3,000	2,766,309
Sub. Notes
3.450%	02/13/23		3,000	3,007,068
Welltower, Inc.,
Sr. Unsec’d. Notes
2.250%	03/15/18		2,000	1,998,206
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
7.500%	01/15/31		1,000	691,847
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41		2,000	2,009,372
Xerox Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/19		3,000	2,946,150
2.800%	05/15/20		4,000	3,814,384

				381,430,280

TOTAL CORPORATE BONDS (cost $538,637,406)				521,159,217

FOREIGN GOVERNMENT BONDS — 4.7%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25		4,500	3,622,500
4.875%	01/22/21	(a)	2,700	2,497,500
5.875%	01/15/19		1,000	1,020,000
7.125%	01/20/37		2,600	2,242,500
8.250%	01/20/34		5,100	4,908,750
8.750%	02/04/25		2,400	2,616,000
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.250%	10/30/22		1,400	1,349,250
3.625%	10/30/42		1,000	870,000
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21		4,000	4,020,000
7.375%	03/18/19		2,000	2,243,000
7.375%	09/18/37		7,000	7,717,500
8.125%	05/21/24	(a)	3,000	3,597,000
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, 144A
6.000%	01/26/24		3,800	3,958,574
6.250%	04/27/17		6,500	6,734,182
6.750%	11/05/19		5,000	5,356,250

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Ecuador Government International Bond (Ecuador),
Unsec’d. Notes, 144A
7.950%	06/20/24		1,500	$ 1,042,500
Sr. Unsec’d. Notes, 144A
10.500%	03/24/20		1,200	966,000
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.000%	03/25/19		2,600	2,709,200
5.375%	03/25/24		5,700	6,241,500
6.250%	01/29/20		2,900	3,243,012
7.625%	03/29/41		1,400	1,894,368
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
3.750%	04/25/22		5,000	4,789,510
4.125%	01/15/25		5,900	5,654,200
7.750%	01/17/38		3,200	3,743,478
8.500%	10/12/35		6,500	8,084,349
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.875%	10/14/44		1,200	1,001,028
5.125%	07/21/25		2,600	2,562,352
6.500%	07/21/45		1,500	1,474,560
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25	(a)	6,000	5,847,000
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		3,800	3,461,800
Sr. Unsec’d. Notes
5.125%	01/15/20		2,000	2,180,000
5.750%	10/12/10		1,600	1,492,000
6.050%	01/11/40		3,700	4,051,500
Sr. Unsec’d. Notes, MTN
6.750%	09/27/34		5,900	7,080,000
8.300%	08/15/31		1,600	2,360,000
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
4.250%	12/11/22		2,500	2,475,000
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
8.875%	09/30/27		2,800	3,871,000
9.375%	04/01/29		4,200	6,048,000
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50		1,100	1,122,000
7.350%	07/21/25		3,500	4,388,125
8.750%	11/21/33		3,000	4,230,000
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.950%	01/20/40		1,600	1,618,618
6.375%	10/23/34		2,700	3,520,184
9.500%	02/02/30		4,800	7,559,784
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
4.000%	01/22/24		3,000	3,156,000
5.000%	03/23/22		3,000	3,326,250
6.375%	07/15/19		2,000	2,285,000
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
6.125%	01/22/44		2,000	2,340,000
6.750%	02/07/22		3,000	3,523,290

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Russian Foreign Bond — Eurobond (Russia),
Sr. Unsec’d. Notes, 144A
3.250%	04/04/17		2,800	$2,793,000
3.500%	01/16/19		3,000	2,985,000
4.500%	04/04/22	(a)	7,800	7,846,441
5.000%	04/29/20	(a)	6,600	6,811,200
5.625%	04/04/42		2,600	2,459,600
12.750%	06/24/28		5,000	7,903,300
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.665%	01/17/24		1,500	1,426,875
5.875%	05/30/22		1,500	1,566,297
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26	(a)	8,500	7,969,192
5.625%	03/30/21		1,900	2,009,068
5.750%	03/22/24		6,200	6,550,424
6.750%	04/03/18		1,400	1,506,400
6.875%	03/17/36		7,300	8,175,124
7.000%	06/05/20		1,000	1,112,654
7.250%	03/05/38		1,000	1,171,428
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27		2,600	2,554,500
5.100%	06/18/50		2,400	2,070,000
7.625%	03/21/36		2,000	2,470,000
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
6.750%	01/29/20		3,600	3,945,384

TOTAL FOREIGN GOVERNMENT BONDS (cost $256,300,199)				245,420,501

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Federal Home Loan Mortgage Corp.
1.000%	06/29/17	(a)	20,000	19,998,020
Federal National Mortgage Assoc.
1.375%	11/15/16		23,000	23,106,789

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $43,286,913)				43,104,809

U.S. TREASURY OBLIGATIONS — 14.7%
U.S. Treasury Bonds
3.000%	11/15/44-05/15/45		36,000	35,852,065
3.125%	02/15/43		16,100	16,501,244
4.375%	05/15/41		17,000	21,453,864
4.500%	05/15/38		17,900	22,983,314
5.250%	02/15/29		13,500	17,686,053
5.375%	02/15/31		6,000	8,136,330
6.875%	08/15/25		19,000	26,606,688
7.625%	11/15/22		20,000	27,143,760
7.875%(k)	02/15/21		19,000	24,598,312
U.S. Treasury Notes
0.625%	11/30/17		25,100	24,892,147
0.625%	09/30/17	(a)	56,000	55,612,816
0.750%	02/28/18		25,000	24,787,100
0.875%	07/31/19		26,000	25,412,972
1.000%	03/31/17-08/15/18		63,000	62,768,520
1.000%(k)	06/30/19		28,000	27,537,356
1.125%	03/31/20		26,000	25,415,000

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
1.500%	02/28/19	22,900	$22,972,456
1.625%	08/15/22	26,000	25,324,598
1.750%	05/15/22	20,000	19,672,660
1.875%	10/31/17	22,000	22,318,824
2.000%	05/31/21-02/15/23	74,100	74,180,610
2.125%	08/31/20	17,200	17,477,488
2.250%	07/31/18	24,000	24,626,256
2.375%	08/15/24	17,000	17,177,310
2.625%	08/15/20	41,000	42,590,349
2.750%	05/31/17	23,000	23,582,176
3.000%	02/28/17	5,000	5,121,095
3.125%	05/15/19	22,000	23,209,142

TOTAL U.S. TREASURY OBLIGATIONS (cost $770,443,418)			765,640,505

TOTAL LONG-TERM INVESTMENTS (cost $4,478,568,375)			4,620,106,301

		Shares
SHORT-TERM INVESTMENT — 15.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $791,662,243; includes $208,224,410 of cash collateral for securities on loan)(b)(w)(Note 4)		791,662,243	791,662,243

TOTAL INVESTMENTS — 103.5% (cost $5,270,230,618)			5,411,768,544
Liabilities in excess of other assets(z) — (3.5)%			(182,175,350)

NET ASSETS — 100.0%			$5,229,593,194

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $200,750,231; cash collateral of $208,224,410 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $4,218,044. The aggregate value of $3,541,666 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
508	2 Year U.S. Treasury Notes	Mar. 2016	$110,510,281	$110,355,063	$(155,218)
1,281	5 Year U.S. Treasury Notes	Mar. 2016	151,909,617	151,568,321	(341,296)
602	10 Year U.S. Treasury Notes	Mar. 2016	76,016,289	75,795,563	(220,726)
267	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	42,121,086	42,369,563	248,477
4,303	Euro STOXX Small 200 Index	Mar. 2016	59,814,681	61,212,895	1,398,214
356	S&P 500 Index	Mar. 2016	178,878,875	181,150,600	2,271,725
622	SGX CNX Nifty 50 Index	Jan. 2016	9,889,324	9,887,312	(2,012)

					3,199,164

Short Positions:
1,156	Euro STOXX 50	Mar. 2016	40,552,615	41,231,425	(678,810)
451	FTSE 100 Index	Mar. 2016	39,645,033	41,208,527	(1,563,494)
2,429	Mini MSCI Emerging Markets Index	Mar. 2016	94,592,080	95,641,875	(1,049,795)
1,082	Russell 2000 Mini Index	Mar. 2016	120,065,290	122,428,300	(2,363,010)

					(5,655,109)

					$(2,455,945)

(1)	Cash of $8,088,178 and U.S. Treasury Obligations with a combined market value of $45,251,329 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Euro,
Expiring 02/10/16	Bank of New York Mellon	EUR	140,000	$150,663,803	$152,303,984	$(1,640,181)
Japanese Yen,
Expiring 02/10/16	Bank of New York Mellon	JPY	14,000,000	114,018,585	116,579,192	(2,560,607)

				$264,682,388	$268,883,176	$(4,200,788)

Total return swap agreements outstanding at December 31, 2015:

Counterparty(1)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements:
UBS AG	(32)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Aluminum Excess Return Index	$589	$—	$589
UBS AG	(928)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Brent Crude Excess Return Index	13,348	—	13,348
UBS AG	763	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Cocoa Excess Return Index	(8)	—	(8)
UBS AG	(14)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Coffee Excess Return Index	(586)	—	(586)

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty(1)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements (continued):
UBS AG	763	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Copper Excess Return Index	$(543)	$—	$(543)
UBS AG	(24)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Corn Excess Return Index	251	—	251
UBS AG	764	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Cotton Excess Return Index	(7,068)	—	(7,068)
UBS AG	749	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Gold Excess Return Index	(5,477)	—	(5,477)
UBS AG	(931)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Heat Oil Excess Return Index	26,456	—	26,456
UBS AG	(930)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Kansas Wheat Excess Return Index	9,318	—	9,318
UBS AG	765	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Lead Excess Return Index	11,111	—	11,111
UBS AG	(24)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Lean Hogs Excess Return Index	(265)	—	(265)
UBS AG	757	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Live Cattle Excess Return Index	7,253	—	7,253
UBS AG	(924)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Natural Gas Excess Return Index	13,106	—	13,106
UBS AG	(20)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Nickel Excess Return Index	(158)	—	(158)
UBS AG	(33)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Platinum Excess Return Index	(38)	—	(38)
UBS AG	767	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Silver Excess Return Index	(6,894)	—	(6,894)
UBS AG	(937)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Soybean Excess Return Index	1,611	—	1,611

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty(1)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements (continued):
UBS AG	(24)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Soybean Oil Excess Return Index	$15	$—	$15
UBS AG	(935)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Soymeal Excess Return Index	15,558	—	15,558
UBS AG	771	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Sugar Excess Return Index	23,972	—	23,972
UBS AG	768	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Tin Excess Return Index	(7,431)	—	(7,431)
UBS AG	773	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Unlead Gas Excess Return Index	(7,613)	—	(7,613)
UBS AG	(928)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Wheat Excess Return Index	11,201	—	11,201
UBS AG	(928)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS WTI Crude Excess Return Index	16,458	—	16,458
UBS AG	(27)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Zinc Excess Return Index	(103)	—	(103)

			$114,063	$—	$114,063

(1)	UBS AG positions have a termination date of 1/5/16. On the UBS AG positions, the Portfolio receives or pays the return in the positions shown in the table above.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$270,374	$—	$—
Australia	—	27,701,803	—
Austria	—	7,006,228	—
Belgium	—	12,325,910	—
Brazil	4,671,900	—	—
Canada	94,253,269	—	—
Chile	810,946	—	—
China	244,785	32,343,701	—
Colombia	242,613	—	—
Denmark	—	50,108,104	—
Faroe Islands	—	817,826	—
Finland	—	7,085,758	—
France	—	113,055,096	—
Germany	—	112,261,081	—
Hong Kong	—	11,546,087	—
Hungary	244,206	1,137,466	—
India	1,019,858	—	—
Indonesia	—	1,823,120	—
Ireland	6,350,130	26,636,828	—
Israel	7,676,173	116,318	—
Italy	—	22,289,139	—
Japan	—	150,918,142	—
Malaysia	506,126	2,710,505	—
Mexico	4,709,807	—	—
Monaco	732,651	—	—
Netherlands	10,145,117	39,758,511	—
New Zealand	—	1,937,566	—
Norway	358,923	15,274,620	—
Philippines	—	2,120,151	—
Poland	—	721,702	—
Portugal	—	874,206	—
Russia	2,230,622	120,388	—
Singapore	2,145,381	418,419	—
South Africa	463,013	6,995,430	—
South Korea	1,367,550	17,063,997	—
Spain	—	32,893,623	—
Sweden	1,156,792	70,458,674	—
Switzerland	4,911,533	64,248,172	—
Taiwan	1,174,824	15,468,966	—
Thailand	648,113	1,333,402	—
Turkey	—	3,685,506	—
United Kingdom	6,701,653	191,906,870	—
United States	1,831,610,507	—	—
Preferred Stocks
Brazil	3,986,652	—	—
Colombia	693,315	—	—
Germany	—	9,184,989	—
South Korea	—	978,003	—
Rights
Brazil	—	2,516	—
Spain	109,458	—	—
United States	—	—	16,155
Corporate Bonds	—	521,159,217	—
Foreign Government Bonds	—	245,420,501	—
U.S. Government Agency Obligations	—	43,104,809	—
U.S. Treasury Obligations	—	765,640,505	—
Affiliated Money Market Mutual Fund	791,662,243	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$(2,455,945)	$—	$—
OTC Forward Foreign Currency Contracts	—	(4,200,788)	—
OTC Total Return Swaps	—	114,063	—

Total	$2,778,642,589	$2,626,567,130	$16,155

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (4.0% represents investments purchased with collateral from securities on loan)	15.1%
U.S. Treasury Obligations	14.7
Banks	7.0
Foreign Government Bonds	4.7
Insurance	3.7
Pharmaceuticals	3.6
Oil, Gas & Consumable Fuels	2.8
Health Care Providers & Services	2.6
Software	2.2
Media	2.1
Technology Hardware, Storage & Peripherals	1.9
IT Services	1.8
Diversified Telecommunication Services	1.7
Semiconductors & Semiconductor Equipment	1.7
Food & Staples Retailing	1.6
Biotechnology	1.4
Food Products	1.4
Chemicals	1.3
Multi-Utilities	1.3
Internet Software & Services	1.2
Electric Utilities	1.2
Auto Components	1.2
Household Durables	1.1
Hotels, Restaurants & Leisure	1.0
Electronic Equipment, Instruments & Components	1.0
Diversified Financial Services	1.0
Health Care Equipment & Supplies	0.9
Specialty Retail	0.9
Capital Markets	0.9
Automobiles	0.9
Airlines	0.9
Real Estate Investment Trusts (REITs)	0.9
Beverages	0.9
U.S. Government Agency Obligations	0.8
Communications Equipment	0.8
Trading Companies & Distributors	0.8
Machinery	0.7
Road & Rail	0.7
Electric	0.7
Aerospace & Defense	0.6
Industrial Conglomerates	0.6
Oil & Gas	0.6
Telecommunications	0.6
Textiles, Apparel & Luxury Goods	0.5

Retail	0.5%
Household Products	0.5
Multiline Retail	0.5
Auto Manufacturers	0.5
Transportation	0.4
Containers & Packaging	0.4
Mining	0.4
Building Products	0.4
Metals & Mining	0.3
Commercial Services & Supplies	0.3
Tobacco	0.3
Electrical Equipment	0.3
Pipelines	0.3
Consumer Finance	0.3
Energy Equipment & Services	0.3
Construction & Engineering	0.2
Real Estate Management & Development	0.2
Professional Services	0.2
Agriculture	0.2
Personal Products	0.2
Internet & Catalog Retail	0.2
Air Freight & Logistics	0.2
Construction Materials	0.2
Sovereign	0.1
Transportation Infrastructure	0.1
Computers	0.1
Office/Business Equipment	0.1
Marine	0.1
Life Sciences Tools & Services	0.1
Cosmetics/Personal Care	0.1
Healthcare-Products	0.1
Leisure Products	0.1
Foods	0.1
Thrifts & Mortgage Finance	0.1
Gas Utilities	0.1
Semiconductors	0.1
Machinery-Diversified	0.1
Paper & Forest Products	0.1
Health Care Technology	0.1
Electronics	0.1
Internet	0.1
Gas	0.1
Auto Parts & Equipment	0.1
Wireless Telecommunication Services	0.1
Diversified Consumer Services	0.1

103.5
Liabilities in excess of other assets	(3.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Foreign exchange contracts	—	$—		Unrealized depreciation on OTC forward foreign currency exchange contracts	$4,200,788
Commodity contracts	Unrealized appreciation on OTC swap agreements	150,247		Unrealized depreciation on OTC swap agreements	36,184
Equity contracts	Due from/to broker-variation margin futures	3,669,939	*	Due from/to broker-variation margin futures	5,657,121	*
Equity contracts	Unaffiliated investments	128,129		—	—
Interest rate contracts	Due from/to broker-variation margin futures	248,477	*	Due from/to broker-variation margin futures	717,240	*

Total		$4,196,792			$10,611,333

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(829,196)	$—	$—	$(829,196)
Foreign exchange contracts	—	—	—	16,253,718	16,253,718
Commodity contracts	—	—	(6,116,785)	—	(6,116,785)
Equity contracts	79,050	(4,798,206)	—	—	(4,719,156)

Total	$79,050	$(5,627,402)	$(6,116,785)	$16,253,718	$4,588,581

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$(2,704,194)	$—	$—	$(2,704,194)
Foreign exchange contracts	—	—	—	(8,439,726)	(8,439,726)
Commodity contracts	—	—	191,317	—	191,317
Equity contracts	(65,588)	236,167	—	—	170,579

Total	$(65,588)	$(2,468,027)	$191,317	$(8,439,726)	$(10,782,024)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)	Total Return Swap Agreements(3)
$786,351,592	$225,227,594	$4,590,346	$192,876,641	$24,945

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of New York Mellon	$—	$—	$—	$—
UBS AG	150,247	(36,184)	—	114,063

	$150,247

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of New York Mellon	$(4,200,788)	$—	$—	$(4,200,788)
UBS AG	(36,184)	36,184	—	—

	$(4,236,972)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST RCM WORLD TRENDS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $200,750,231:
Unaffiliated investments (cost $4,478,568,375)	$4,620,106,301
Affiliated investments (cost $791,662,243)	791,662,243
Cash	594,510
Foreign currency, at value (cost $3,457,410)	3,429,184
Deposit with Broker for futures	8,088,178
Receivable for investments sold	21,673,616
Dividends and interest receivable	17,634,095
Tax reclaim receivable	4,523,840
Due from broker—variation margin futures	612,223
Receivable from affiliate	437,094
Receivable for fund share sold	295,284
Unrealized appreciation on OTC swap agreements	150,247
Prepaid expenses	36,414

Total Assets	5,469,243,229

LIABILITIES:
Payable to broker for collateral for securities on loan	208,224,410
Payable for investments purchased	24,730,137
Unrealized depreciation on OTC forward foreign currency contracts	4,200,788
Advisory fees payable	1,437,233
Accrued expenses and other liabilities	488,036
Payable to custodian	295,000
Distribution fee payable	146,111
Payable for fund share repurchased	91,796
Unrealized depreciation on OTC swap agreements	36,184
Affiliated transfer agent fee payable	340

Total Liabilities	239,650,035

NET ASSETS	$5,229,593,194

Net assets were comprised of:
Paid-in capital	$4,314,763,391
Retained earnings	914,829,803

Net assets, December 31, 2015	$5,229,593,194

Net asset value and redemption price per share, $5,229,593,194 / 434,163,277 outstanding shares of beneficial interest	$12.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $3,390,726, includes $234,208 reimbursable by an affiliate)	$67,547,808
Interest income	35,396,430
Affiliated income from securities lending, net	1,233,460
Affiliated dividend income	922,583

105,100,281

EXPENSES
Advisory fees	39,930,195
Distribution fee	8,502,626
Custodian and accounting fees	868,000
Insurance expenses	57,000
Trustees’ fees	51,000
Audit fee	39,000
Legal fees and expenses	19,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	67,652

Total expenses	49,559,473

NET INVESTMENT INCOME	55,540,808

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	69,637,039
Futures transactions	(5,627,402)
Swap agreements transactions	(6,116,785)
Foreign currency transactions	20,638,307

78,531,159

Net change in unrealized appreciation (depreciation) on:
Investments	(141,347,737)
Futures	(2,468,027)
Swap agreements	191,317
Foreign currencies	(8,522,796)

(152,147,243)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(73,616,084)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,075,276)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$55,540,808	$55,014,197
Net realized gain on investment and foreign currency transactions	78,531,159	66,555,260
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(152,147,243)	99,580,849

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,075,276)	221,150,306

FUND SHARE TRANSACTIONS:
Fund share sold [10,369,686 and 12,828,534 shares, respectively]	126,833,051	151,517,785
Net asset value of shares issued in merger [73,155,271 and 0 shares, respectively] (Note 10)	890,299,652	—
Fund share repurchased [35,159,438 and 14,933,595 shares, respectively]	(424,563,878)	(174,894,137)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	592,568,825	(23,376,352)

TOTAL INCREASE IN NET ASSETS	574,493,549	197,773,954
NET ASSETS:
Beginning of year	4,655,099,645	4,457,325,691

End of year	$5,229,593,194	$4,655,099,645

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 69.6%
COMMON STOCKS — 30.5%	Shares	Value (Note 2)
Australia — 0.7%
Acrux Ltd.(a)	118,762	$64,906
Adelaide Brighton Ltd.	262,048	900,894
Amcor Ltd.	601,886	5,847,453
Ansell Ltd.	27,671	428,822
Ausdrill Ltd.	338,774	62,608
Australia & New Zealand Banking Group Ltd.	93,441	1,885,616
Beach Energy Ltd.	340,514	121,140
BHP Billiton Ltd.	199,471	2,567,099
BHP Billiton PLC	569,639	6,352,548
Breville Group Ltd.	31,352	169,412
BWP Trust, REIT	81,343	186,303
Cabcharge Australia Ltd.(a)	97,616	210,671
Collection House Ltd.	167,792	212,220
Computershare Ltd.	108,331	911,554
CSL Ltd.	70,616	5,383,730
Decmil Group Ltd.	230,079	175,203
Dexus Property Group, REIT	39,119	212,188
Fleetwood Corp. Ltd.*	46,387	42,253
Flight Centre Travel Group Ltd.(a)	51,476	1,484,602
Goodman Group, REIT	277,001	1,255,213
GPT Group (The), REIT	191,914	664,635
Independence Group NL	77,750	142,685
IRESS Ltd.	20,826	150,786
JB Hi-Fi Ltd.(a)	16,286	230,480
MACA Ltd.	341,645	181,042
Macquarie Group Ltd.	10,961	655,718
Medusa Mining Ltd.*	327,310	86,092
Mirvac Group, REIT	725,132	1,038,054
Monadelphous Group Ltd.	73,324	347,909
NRW Holdings Ltd.*	163,280	10,232
Orica Ltd.(a)	98,621	1,104,919
OZ Minerals Ltd.	196,165	573,488
Perpetual Ltd.	14,744	496,311
RCR Tomlinson Ltd.	181,281	288,412
Resolute Mining Ltd.*	221,548	40,370
Sandfire Resources NL	144,125	584,381
SEEK Ltd.	45,735	509,037
Stockland, REIT	654,180	1,941,919
Telstra Corp. Ltd.	1,697,497	6,898,099
Thorn Group Ltd.	239,311	377,178
Western Areas Ltd.	84,977	137,673
Westfield Corp., REIT	395,197	2,718,917
Westpac Banking Corp.	85,482	2,072,060
Woodside Petroleum Ltd.	247,246	5,151,103

		54,875,935

Austria
Oesterreichische Post AG	37,018	1,351,398

Belgium — 0.2%
AGFA-Gevaert NV*	34,410	195,951
Anheuser-Busch InBev SA NV	32,317	4,021,783
KBC Groep NV	77,136	4,823,044
Proximus SADP	70,119	2,281,749
Sofina SA	3,722	417,706
UCB SA	49,080	4,430,136

		16,170,369

COMMON STOCKS (continued)	Shares	Value (Note 2)
Bermuda
RenaissanceRe Holdings Ltd.	8,300	$939,477

Brazil — 0.1%
Banco do Brasil SA	49,900	185,915
BTG Pactual Group, UTS	35,700	135,355
Cia Energetica de Minas Gerais, ADR	500,848	751,272
Multiplus SA	13,900	131,191
Odontoprev SA	120,400	287,591
QGEP Participacoes SA	67,400	99,322
Qualicorp SA	182,600	652,168
Raia Drogasil SA	359,700	3,225,821
Tractebel Energia SA	62,600	529,914
Transmissora Alianca de Energia Eletrica SA, UTS	25,100	106,269
Vale SA	85,900	282,914

		6,387,732

Canada — 0.4%
Bank of Montreal(a)	49,883	2,814,819
Bank of Nova Scotia (The)	48,904	1,978,143
Canadian Imperial Bank of Commerce	29,296	1,930,695
Canadian Pacific Railway Ltd.(a)	20,287	2,591,112
Canadian Tire Corp. Ltd. (Class A Stock)	10,281	877,938
Centerra Gold, Inc.	178,300	849,170
Corus Entertainment, Inc. (Class B Stock)	75,400	588,509
Dominion Diamond Corp.	14,400	147,153
Genworth MI Canada, Inc.(a)	71,269	1,370,062
IAMGOLD Corp.*	147,900	210,568
Lundin Mining Corp.*	112,300	308,405
Magna International, Inc.	37,800	1,533,090
Medical Facilities Corp.	67,700	704,057
Nevsun Resources Ltd.	137,800	373,455
Potash Corp. of Saskatchewan, Inc.	200,249	3,429,863
RioCan Real Estate Investment Trust, REIT	56,468	966,775
Teck Resources Ltd. (Class B Stock)(a)	177,500	685,011
Toronto-Dominion Bank (The)(a)	125,833	4,932,559
Transcontinental, Inc. (Class A Stock)	78,000	972,957
Yellow Pages Ltd.*	16,465	181,702

		27,446,043

Chile
Enersis SA, ADR	77,300	939,195

China — 0.5%
361 Degrees International Ltd.	478,000	179,073
51job, Inc., ADR*	12,000	353,520
Anhui Conch Cement Co. Ltd. (Class H Stock)	353,000	943,596
Bank of China Ltd. (Class H Stock)	3,707,000	1,644,846
Baoye Group Co. Ltd. (Class H Stock)	296,000	199,432
Belle International Holdings Ltd.	791,000	591,832
China BlueChemical Ltd. (Class H Stock)	1,880,000	508,955
China Child Care Corp. Ltd.	239,000	24,558
China Construction Bank Corp. (Class H Stock)	2,818,000	1,922,293
China Lesso Group Holdings Ltd.	328,000	227,618
China Lilang Ltd.	196,000	144,187
China Lumena New Materials Corp.*	3,944,000	5,089
China Mobile Ltd.	244,000	2,746,490
China Resources Land Ltd.	1,234,000	3,570,829
China Shenhua Energy Co. Ltd. (Class H Stock)	39,000	60,899

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Shineway Pharmaceutical Group Ltd.	318,000	$403,533
China Taifeng Beddings Holdings Ltd.*	242,000	16,862
China Travel International Investment Hong Kong Ltd.	736,000	307,828
CNOOC Ltd. (Class H Stock)	2,150,000	2,237,668
Dongfeng Motor Group Co. Ltd. (Class H Stock)	600,000	794,831
Guangdong Investment Ltd.	1,520,000	2,146,587
Haitian International Holdings Ltd.	104,000	150,890
Industrial & Commercial Bank of China Ltd. (Class H Stock)	3,600,000	2,157,907
JD.com, Inc., ADR*	157,854	5,093,159
Jiangsu Expressway Co. Ltd. (Class H Stock)	582,000	781,108
Kunlun Energy Co. Ltd.	190,000	168,703
Lonking Holdings Ltd.	369,000	53,494
Peak Sport Products Co. Ltd.	1,202,000	334,201
Qingling Motors Co. Ltd. (Class H Stock)	298,000	92,519
Shenguan Holdings Group Ltd.	550,000	79,850
Sinopec Engineering Group Co. Ltd. (Class H Stock)	155,500	132,274
Tencent Holdings Ltd.	359,800	7,044,879
Universal Health International Group Holding Ltd.	1,883,000	725,774
Weichai Power Co. Ltd. (Class H Stock)	109,000	120,037
Yangzijiang Shipbuilding Holdings Ltd.	858,000	662,874

		36,628,195

Colombia
Ecopetrol SA, ADR(a)	43,100	302,131

Cyprus
Globaltrans Investment PLC, GDR*	17,960	81,718

Denmark — 0.1%
A.P. Moeller-Maersk A/S (Class B Stock)	741	966,490
Novo Nordisk A/S (Class B Stock)	83,524	4,835,890
Spar Nord Bank A/S	13,372	118,151
TDC A/S	155,025	771,876

		6,692,407

Finland — 0.2%
Fortum OYJ	164,125	2,472,792
Kone OYJ (Class B Stock)	14,446	611,662
Lassila & Tikanoja OYJ	4,216	83,022
Metso OYJ	35,082	785,848
Nokia OYJ	480,214	3,397,302
Nokian Renkaat OYJ	26,222	936,164
Orion OYJ (Class B Stock)	88,156	3,050,062
Sampo OYJ (Class A Stock)	17,776	902,710
Tieto OYJ	36,865	984,837
Tikkurila OYJ	61,867	1,083,145
UPM-Kymmene OYJ	46,184	857,425

		15,164,969

France — 0.9%
AXA SA	59,171	1,616,772
BNP Paribas SA	142,930	8,086,640
Boiron SA	1,909	154,559
Casino Guichard Perrachon SA(a)	23,750	1,091,097
Cegid Group SA	1,307	74,023
Christian Dior SE	10,671	1,812,611

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Cie Generale des Etablissements Michelin	16,393	$1,560,336
Credit Agricole SA	65,168	767,953
Edenred	20,259	382,959
Electricite de France SA	60,610	892,638
Essilor International SA	30,501	3,801,542
Etablissements Maurel et Prom*(a)	127,675	413,558
Ingenico Group SA	33,028	4,168,851
Legrand SA	137,720	7,790,211
LVMH Moet Hennessy Louis Vuitton SE	14,026	2,203,079
Metropole Television SA	64,945	1,116,813
Neopost SA	23,531	574,195
Publicis Groupe SA	32,556	2,164,834
Safran SA	98,506	6,767,671
Saft Groupe SA	6,056	184,580
Sanofi	82,533	7,033,645
Schneider Electric SE	32,213	1,829,835
Societe Generale SA	49,346	2,273,982
Suez Environnement Co.	50,926	952,491
Total Gabon	486	68,318
TOTAL SA	99,221	4,448,239
Unibail-Rodamco SE, REIT	4,093	1,039,346
Veolia Environnement SA	77,308	1,834,202

		65,104,980

Germany — 0.7%
Aurubis AG	14,263	722,227
BASF SE	52,075	3,966,994
Bayer AG	35,292	4,407,655
Bayerische Motoren Werke AG	45,025	4,743,477
Bijou Brigitte AG	3,699	229,175
Commerzbank AG*	81,471	840,669
Continental AG	28,860	6,981,559
Deutsche Bank AG	323,973	7,867,621
Deutsche Wohnen AG	55,402	1,531,974
Fresenius Medical Care AG & Co.KGaA	53,189	4,469,739
Hamburger Hafen und Logistik AG	8,669	132,460
HUGO BOSS AG	8,232	679,219
Leifheit AG	1,073	57,721
RTL Group SA	12,583	1,047,862
SAP SE	97,523	7,738,802
Siemens AG	17,771	1,719,280
Software AG	48,048	1,369,458
Stada Arzneimittel AG	38,143	1,538,140

		50,044,032

Greece
JUMBO SA*	29,865	313,907
Metka SA	18,497	144,330
OPAP SA	63,447	556,768

		1,015,005

Guernsey
Tetragon Financial Group Ltd.	36,245	358,826

Hong Kong — 0.5%
AIA Group Ltd.	938,400	5,607,018
Allied Properties HK Ltd.	870,000	169,956
AMVIG Holdings Ltd.	196,000	81,434
Asian Citrus Holdings Ltd.*	1,374,264	113,960
BOC Hong Kong Holdings Ltd.	332,000	1,010,283
Champion REIT, REIT	430,000	214,649

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Chaoda Modern Agriculture Holdings Ltd.*	1,052,000	$33,429
Cheung Kong Property Holdings Ltd.	292,000	1,888,944
CK Hutchison Holdings Ltd.	90,000	1,209,774
CSI Properties Ltd.	5,120,000	174,460
Dah Sing Financial Holdings Ltd.	194,000	965,528
Dan Form Holdings Co. Ltd.	367,000	64,483
Emperor Entertainment Hotel Ltd.	710,000	129,649
Emperor International Holdings Ltd.	1,314,000	241,474
Emperor Watch & Jewelry Ltd.	920,000	22,786
Fairwood Holdings Ltd.	34,500	108,399
Giordano International Ltd.	940,000	439,067
Great Eagle Holdings Ltd.	75,049	244,184
Hang Seng Bank Ltd.	25,700	487,101
Hanison Construction Holdings Ltd.	56,829	11,174
Henderson Land Development Co. Ltd.	27,170	165,737
HKR International Ltd.	233,600	107,253
Hongkong & Shanghai Hotels Ltd. (The)	84,500	94,203
Hongkong Land Holdings Ltd.	87,600	600,060
Hopewell Holdings Ltd.	153,000	548,130
Huabao International Holdings Ltd.	554,000	200,936
Hysan Development Co. Ltd.	441,000	1,801,778
Jardine Strategic Holdings Ltd.	57,199	1,563,249
Kerry Properties Ltd.	117,000	318,400
Lai Sun Development Co. Ltd.	6,355,000	97,105
Lai Sun Garment International Ltd.	550,000	61,032
Li & Fung Ltd.	1,208,000	816,954
Lifestyle International Holdings Ltd.	526,500	702,167
Link REIT (The), REIT	420,500	2,506,972
New World Development Co. Ltd.	241,000	236,647
NWS Holdings Ltd.	72,000	107,477
Pacific Textile Holdings Ltd.	193,000	297,250
PCCW Ltd.	534,000	312,153
Real Nutriceutical Group Ltd.	1,541,000	156,418
Sa Sa International Holdings Ltd.	960,000	324,540
Sino Land Co. Ltd.	622,000	906,102
Sitoy Group Holdings Ltd.	271,000	112,874
Soundwill Holdings Ltd.	28,000	39,004
Sun Hung Kai Properties Ltd.	202,000	2,427,956
Sunlight Real Estate Investment Trust, REIT	513,000	252,932
Swire Pacific Ltd. (Class A Stock)	91,000	1,016,481
Swire Properties Ltd.	607,600	1,747,056
Television Broadcasts Ltd.	165,000	677,991
Texwinca Holdings Ltd.	150,000	156,437
Wharf Holdings Ltd. (The)	248,000	1,367,343
Wheelock & Co. Ltd.	296,000	1,242,071

		34,182,460

Hungary
OTP Bank PLC	36,758	755,795

India — 0.1%
HDFC Bank Ltd., ADR	93,748	5,774,877
ICICI Bank Ltd., ADR	152,100	1,190,943
Infosys Ltd., ADR(a)	76,500	1,281,375

		8,247,195

Indonesia — 0.1%
Indocement Tunggal Prakarsa Tbk PT	208,000	333,550
Perusahaan Gas Negara Persero Tbk PT	2,900,200	571,817
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,059,000	195,090

COMMON STOCKS (continued)	Shares	Value (Note 2)
Indonesia (continued)
Semen Indonesia Persero Tbk PT	323,500	$265,073
Telekomunikasi Indonesia Persero Tbk PT	12,913,200	2,892,262
United Tractors Tbk PT	794,400	967,272
Vale Indonesia Tbk PT*	2,010,600	235,974

		5,461,038

Ireland — 0.2%
Experian PLC	50,306	889,134
Independent News & Media PLC*	255,755	46,972
Irish Bank Resolution Corp. Ltd.*	23,146	—
Kerry Group PLC (Class A Stock)	73,565	6,086,783
Origin Enterprises PLC*	56,987	467,579
Shire PLC	83,016	5,695,546

		13,186,014

Israel — 0.2%
B Communications Ltd.	3,214	81,451
Bank Hapoalim BM	248,962	1,285,143
Bank Leumi Le-Israel BM*	320,487	1,111,229
Check Point Software Technologies Ltd.*(a)	77,789	6,330,469
Israel Chemicals Ltd.	318,976	1,294,820
Israel Discount Bank Ltd. (Class A Stock)*	173,137	313,982
Ituran Location and Control Ltd.	8,802	164,805
Matrix IT Ltd.	10,173	59,186
Teva Pharmaceutical Industries Ltd., ADR	98,192	6,445,323

		17,086,408

Italy — 0.2%
ASTM SpA	43,078	540,716
Banca Popolare dell’Etruria e del Lazio SC*(a)	59,346	18,812
Enel SpA	302,338	1,267,802
Engineering SpA	1,304	84,829
Eni SpA	125,213	1,860,450
Intesa Sanpaolo SpA	2,098,185	6,968,110
Mediobanca SpA	112,365	1,077,143
Societa Cattolica di Assicurazioni Scrl	18,366	145,456
UniCredit SpA	147,100	813,275
UnipolSai SpA	384,093	977,178

		13,753,771

Japan — 5.6%
ABC-Mart, Inc.	41,600	2,277,106
Achilles Corp.	37,000	47,635
Aichi Bank Ltd. (The)	700	37,277
Ain Holding, Inc.	11,800	562,606
Alpine Electronics, Inc.	38,100	592,175
Amano Corp.	77,300	1,045,532
Amuse, Inc.	7,100	323,836
Aozora Bank Ltd.(a)	692,000	2,414,958
Asahi Broadcasting Corp.	14,300	99,098
Asahi Group Holdings Ltd.(a)	143,400	4,489,053
Asahi Holdings, Inc.	11,500	179,479
Asahi Kasei Corp.	907,000	6,133,230
Asax Co. Ltd.	13,300	175,418
Astellas Pharma, Inc.	322,400	4,589,611
Atsugi Co. Ltd.	74,000	70,573
Awa Bank Ltd. (The)	98,000	571,009
Bandai Namco Holdings, Inc.	19,000	401,416
Bank of Kochi Ltd. (The)	66,000	78,481
Bank of Kyoto Ltd. (The)	141,000	1,307,586

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Bank of Yokohama Ltd. (The)	543,000	$3,328,374
BML, Inc.	40,900	1,225,067
Bridgestone Corp.(a)	271,400	9,309,405
Brother Industries Ltd.	170,000	1,952,919
Calbee, Inc.	93,000	3,927,301
Calsonic Kansei Corp.	70,000	617,124
Canon, Inc.(a)	146,400	4,428,604
Casio Computer Co. Ltd.(a)	183,000	4,277,945
Central Japan Railway Co.	31,100	5,521,306
Chiyoda Integre Co. Ltd.	5,400	125,806
Chori Co. Ltd.	23,800	331,304
Chugai Pharmaceutical Co. Ltd.(a)	103,500	3,607,660
Comture Corp.	14,000	261,861
Corona Corp.	26,800	255,997
Daicel Corp.	313,700	4,668,454
Daihatsu Motor Co. Ltd.	65,500	883,597
Daiichikosho Co. Ltd.	49,300	1,956,274
Daikin Industries Ltd.	28,900	2,104,547
Dainichi Co. Ltd.	6,700	39,401
Daishi Bank Ltd. (The)	77,000	339,699
Daiwa Industries Ltd.	83,000	647,461
Daiwa Securities Group, Inc.	563,000	3,442,010
Dexerials Corp.	61,900	663,067
Dynam Japan Holdings Co. Ltd.	322,800	350,996
East Japan Railway Co.	57,700	5,433,375
Eighteenth Bank Ltd. (The)	53,000	154,913
Eisai Co. Ltd.	51,500	3,406,766
Elecom Co. Ltd.	66,800	863,989
Enplas Corp.	4,500	161,884
FANUC Corp.	18,500	3,187,363
Fast Retailing Co. Ltd.	11,100	3,882,907
Fuji Heavy Industries Ltd.	258,200	10,636,878
Fuji Kosan Co. Ltd.	8,900	33,943
FUJIFILM Holdings Corp.	61,500	2,566,548
Fujikura Kasei Co. Ltd.	8,100	39,104
Fujimi, Inc.	14,900	206,258
Fujimori Kogyo Co. Ltd.	13,400	348,286
Fujishoji Co. Ltd.	10,700	99,144
Fujitsu General Ltd.	72,000	915,734
Fukushima Industries Corp.	25,700	607,277
Fuso Chemical Co. Ltd.	16,900	234,475
Future Architect, Inc.	8,000	52,000
Gendai Agency, Inc.	24,200	125,095
Geo Holdings Corp.	51,700	813,625
GLP J-Reit, REIT	737	713,207
Graphite Design, Inc.	4,100	17,294
Gree, Inc.	60,100	285,359
Hachijuni Bank Ltd. (The)	134,000	820,079
Hamakyorex Co. Ltd.	1,900	35,425
Happinet Corp.	18,600	181,380
Hard Off Corp. Co. Ltd.	17,900	225,009
Hazama Ando Corp.	131,300	707,993
Heiwa Corp.	48,900	915,017
HI-LEX Corp.	7,000	202,294
Hino Motors Ltd.	90,000	1,040,171
Hisamitsu Pharmaceutical Co., Inc.	30,700	1,288,871
Hitachi Chemical Co. Ltd.	71,700	1,137,496
Hitachi Ltd.	679,000	3,847,469
Hitachi Metals Ltd.	212,700	2,624,336
Hoya Corp.	91,000	3,721,225

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Hyakugo Bank Ltd. (The)	64,000	$311,099
Ichirokudo Co. Ltd.	7,500	24,398
Iida Group Holdings Co. Ltd.	37,800	700,585
Imasen Electric Industrial	19,300	198,204
Inaba Denki Sangyo Co. Ltd.	5,100	162,951
Infocom Corp.	19,600	232,861
Inpex Corp.	368,100	3,588,575
Isuzu Motors Ltd.	152,300	1,640,673
Iwatsu Electric Co. Ltd.*	50,000	31,011
Iyo Bank Ltd. (The)	89,900	873,441
Japan Airlines Co. Ltd.	41,200	1,474,668
Japan Aviation Electronics Industry Ltd.	55,000	788,952
Japan Digital Laboratory Co. Ltd.	24,400	332,001
Japan Petroleum Exploration Co. Ltd.	39,600	1,063,552
Japan Real Estate Investment Corp., REIT	230	1,116,129
Japan Tobacco, Inc.	106,000	3,891,660
JCU Corp.	2,900	102,493
JSR Corp.	23,400	364,674
Kaken Pharmaceutical Co. Ltd.	48,700	3,327,824
Kanamoto Co. Ltd.	15,800	399,576
Kanematsu Electronics Ltd.	11,900	210,852
Kato Sangyo Co. Ltd.	15,800	365,545
KDDI Corp.	608,800	15,810,655
Keihin Corp.	21,200	371,729
Keyence Corp.	7,300	4,012,118
Koito Manufacturing Co. Ltd.	78,800	3,231,386
Konica Minolta, Inc.	97,600	977,482
Konishi Co. Ltd.	10,200	228,689
Kosaido Co. Ltd.	24,800	87,202
Kubota Corp.	488,000	7,538,940
KYORIN Holdings, Inc.	16,100	335,460
Kyowa Exeo Corp.	43,300	444,544
Kyushu Financial Group, Inc.*	60	423
Lawson, Inc.	103,400	8,393,079
Maeda Road Construction Co. Ltd.	20,000	335,262
Mazda Motor Corp.	41,700	860,469
Meiko Network Japan Co. Ltd.	12,300	142,708
Message Co. Ltd.	37,700	1,074,118
Miraca Holdings, Inc.	30,000	1,320,046
Mirait Holdings Corp.	32,300	266,116
Miroku Jyoho Service Co. Ltd.	5,300	41,274
Mitsubishi Chemical Holdings Corp.	660,500	4,190,688
Mitsubishi Electric Corp.	556,000	5,836,246
Mitsubishi Estate Co. Ltd.	130,000	2,703,133
Mitsubishi Gas Chemical Co., Inc.	340,000	1,738,598
Mitsubishi Materials Corp.	1,000,000	3,149,649
Mitsubishi Motors Corp.	612,200	5,179,541
Mitsubishi Steel Manufacturing Co. Ltd.	39,000	74,502
Mitsubishi Tanabe Pharma Corp.	171,100	2,947,819
Mitsubishi UFJ Financial Group, Inc.	998,600	6,185,577
Mitsuboshi Belting Co. Ltd.	20,000	159,438
Mitsui Fudosan Co. Ltd.	91,000	2,283,908
Mitsui Matsushima Co. Ltd.	151,000	162,284
Mixi, Inc.	21,100	789,212
Mochida Pharmaceutical Co. Ltd.	4,500	318,888
MTI Ltd.	36,000	202,580
Namura Shipbuilding Co. Ltd.	34,200	281,066
Neturen Co. Ltd.	57,900	452,921
Nexon Co. Ltd.	74,200	1,207,066
NHK Spring Co. Ltd.	63,600	637,672

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Nichirin Co. Ltd.	11,880	$154,613
Nidec Corp.	52,900	3,836,096
NIFTY Corp.	7,800	73,785
Nihon Nohyaku Co. Ltd.	45,300	283,238
Nihon Parkerizing Co. Ltd.	37,000	377,006
Nikon Corp.(a)	59,500	796,912
Nippon Denko Co. Ltd.*	70,300	127,380
Nippon Electric Glass Co. Ltd.	83,000	418,334
Nippon Pillar Packing Co. Ltd.	50,000	430,805
Nippon Prologis REIT, Inc., REIT	407	736,236
Nippon Signal Co. Ltd.	17,000	185,120
Nippon Telegraph & Telephone Corp.	48,000	1,910,310
Nishimatsuya Chain Co. Ltd.	7,900	68,378
Nissin Kogyo Co. Ltd.	48,400	702,068
Nittetsu Mining Co. Ltd.	30,000	131,323
Nitto Denko Corp.	52,800	3,854,700
Nitto Kogyo Corp.	23,400	409,121
NOK Corp.	67,400	1,574,521
Nomura Holdings, Inc.	178,300	993,141
Nomura Real Estate Holdings, Inc.	136,500	2,532,378
NSK Ltd.	278,400	3,025,075
NTT DoCoMo, Inc.	572,500	11,742,891
Ohara, Inc.	4,200	20,617
Oita Bank Ltd. (The)	64,000	248,916
Oracle Corp. Japan	16,300	758,928
Oriental Land Co. Ltd.	57,300	3,466,447
ORIX Corp.	722,900	10,141,176
Osaka Gas Co. Ltd.	1,396,000	5,042,269
Otsuka Corp.	43,000	2,112,322
PanaHome Corp.	30,000	226,644
Panasonic Corp.	309,400	3,136,547
Park24 Co. Ltd.	85,800	2,078,713
Piolax, Inc.	3,600	203,478
Press Kogyo Co. Ltd.	46,900	203,616
Resona Holdings, Inc.	287,000	1,393,740
Riken Corp.	80,000	281,364
Riso Kagaku Corp.	9,900	161,172
Rohm Co. Ltd.	64,700	3,277,111
Roland DG Corp.	5,200	110,937
Sakai Chemical Industry Co. Ltd.	21,000	70,802
San-In Godo Bank Ltd. (The)	57,000	463,572
Sankyo Co. Ltd.	13,500	503,925
Sanrio Co. Ltd.	70,200	1,649,235
Santen Pharmaceutical Co. Ltd.	185,400	3,052,318
Sanyo Housing Nagoya Co. Ltd.	20,500	204,382
SBI Holdings, Inc.	363,600	3,923,571
Secom Co. Ltd.	79,000	5,353,811
Sekisui Chemical Co. Ltd.	411,200	5,368,737
Sekisui House Ltd.	263,900	4,437,151
Sekisui Jushi Corp.	36,000	496,187
Seven & i Holdings Co. Ltd.	168,400	7,710,120
Seven Bank Ltd.	641,600	2,813,736
Shiga Bank Ltd. (The)	29,000	144,928
Shikoku Chemicals Corp.	11,000	104,391
Shin-Etsu Polymer Co. Ltd.	51,300	282,820
Shinsei Bank Ltd.	1,874,000	3,448,704
Shionogi & Co. Ltd.	77,000	3,482,728
Shizuoka Bank Ltd. (The)	21,000	203,659
Showa Corp.	50,100	464,859
Showa Shell Sekiyu KK(a)	168,500	1,374,989

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Sinko Industries Ltd.	39,700	$505,121
SMC Corp.	19,800	5,142,731
SNT Corp.	30,200	152,100
Sony Financial Holdings, Inc.	142,300	2,545,355
SRA Holdings, Inc.	5,700	137,722
Sumitomo Chemical Co. Ltd.	651,000	3,738,755
Sumitomo Densetsu Co. Ltd.	22,000	283,838
Sumitomo Forestry Co. Ltd.	14,500	195,650
Sumitomo Mitsui Financial Group, Inc.	297,200	11,216,640
Sumitomo Mitsui Trust Holdings, Inc.	54,000	204,516
Sumitomo Realty & Development Co. Ltd.	27,000	770,652
Suruga Bank Ltd.	86,600	1,784,704
Sysmex Corp.	61,300	3,932,069
T&D Holdings, Inc.	269,400	3,554,338
T. RAD Co. Ltd.	58,000	96,881
Tabuchi Electric Co. Ltd.	15,300	95,085
Tadano Ltd.	47,000	568,977
Taiheiyo Cement Corp.	1,233,000	3,600,741
Tamron Co. Ltd.	8,300	153,127
Tanseisha Co. Ltd.	29,000	233,489
TBK Co. Ltd.	29,000	115,328
Techno Medica Co. Ltd.	4,200	100,797
Toagosei Co. Ltd.	71,000	607,043
Tocalo Co. Ltd.	4,700	96,979
Toho Gas Co. Ltd.	141,000	910,611
Tohoku Electric Power Co., Inc.	171,500	2,143,976
Tokai Corp.	23,600	676,054
Token Corp.	8,250	636,786
Tokyo Gas Co. Ltd.	965,000	4,534,334
Tokyo Seimitsu Co. Ltd.	22,000	487,756
TonenGeneral Sekiyu KK	256,000	2,161,153
Toppan Forms Co. Ltd.	21,500	255,010
Towa Bank Ltd. (The)	186,000	165,811
Toyo Kohan Co. Ltd.	14,000	49,233
Toyo Machinery & Metal Co. Ltd.	11,900	43,912
Toyota Motor Corp.	92,200	5,677,586
TS Tech Co. Ltd.	31,000	801,764
Unicharm Corp.	171,800	3,508,444
Unipres Corp.	25,900	585,099
USS Co. Ltd.	71,600	1,075,849
Utoc Corp.	15,400	54,514
Wakita & Co. Ltd.	36,000	310,263
Warabeya Nichiyo Co. Ltd.	10,500	199,053
West Japan Railway Co.	79,900	5,522,931
Yahoo! Japan Corp.	612,100	2,488,128
Yamanashi Chuo Bank Ltd. (The)	10,000	51,109
Yamazen Corp.	59,100	541,221
Yodogawa Steel Works Ltd.	5,300	106,286
Yokogawa Electric Corp.	204,000	2,453,292
Yuasa Trading Co. Ltd.	8,000	197,627
Yurtec Corp.	20,000	188,879

		424,810,031

Kazakhstan
KCell JSC, GDR	36,870	148,955

Luxembourg
ArcelorMittal(a)	43,706	184,405
Tenaris SA	127,163	1,505,790

		1,690,195

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Malaysia
British American Tobacco Malaysia Bhd	18,200	$237,380
Petronas Chemicals Group Bhd	633,000	1,069,236

		1,306,616

Mexico
Genomma Lab Internacional SAB de CV (Class B Stock)*	232,086	186,509
Industrias Bachoco SAB de CV, ADR	1,100	54,153

		240,662

Netherlands — 0.3%
Aegon NV	100,509	568,428
Akzo Nobel NV	37,663	2,516,605
ASML Holding NV	21,617	1,920,713
BE Semiconductor Industries NV	14,304	287,458
Boskalis Westminster NV	27,864	1,136,640
Koninklijke Ahold NV	87,810	1,852,225
NN Group NV	34,677	1,223,512
Royal Dutch Shell PLC (Class A Stock), (XEQT)	358,840	8,184,134
Royal Dutch Shell PLC (Class A Stock), (XLON)	123,949	2,807,357
Royal Dutch Shell PLC (Class B Stock)	52,063	1,186,571

		21,683,643

New Zealand
SKY Network Television Ltd.	226,958	710,958
Trade Me Group Ltd.	109,362	310,774

		1,021,732

Norway — 0.3%
Aker Solutions Holding ASA	50,965	173,533
DNB ASA	157,940	1,946,014
Norsk Hydro ASA	119,048	442,513
Salmar ASA	13,568	236,788
Statoil ASA	819,295	11,426,524
Storebrand ASA*	66,606	260,854
Telenor ASA	203,317	3,389,004
TGS Nopec Geophysical Co. ASA(a)	73,415	1,168,543
Yara International ASA	53,127	2,284,900

		21,328,673

Panama
Copa Holdings SA (Class A Stock)	18,500	892,810

Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR*(a)	56,500	241,820
Credicorp Ltd.	35,577	3,462,354

		3,704,174

Philippines
Manila Water Co., Inc.	155,300	81,850
Nickel Asia Corp.	3,186,800	421,732
Philippine Long Distance Telephone Co., ADR	14,600	624,150

		1,127,732

Poland
Bank Pekao SA	24,081	879,505
KGHM Polska Miedz SA	33,583	541,700

COMMON STOCKS (continued)	Shares	Value (Note 2)
Poland (continued)
Polskie Gornictwo Naftowe i Gazownictwo SA	1,068,208	$1,394,189

		2,815,394

Portugal
Portucel SA	80,946	314,812

Puerto Rico
OFG Bancorp	15,800	115,656
Triple-S Management Corp. (Class B Stock)*	7,600	181,716

		297,372

Russia — 0.1%
CTC Media, Inc.	72,700	134,495
Gazprom PAO, ADR	218,163	800,658
Lukoil PJSC, ADR(a)	60,077	1,931,776
MegaFon PJSC, GDR	52,542	608,689
MMC Norilsk Nickel PJSC, ADR(a)	160,695	2,026,412
Mobile TeleSystems PJSC, ADR	65,500	404,790
Sistema JSFC, GDR	9,758	57,572
Surgutneftegas OAO, ADR(a)	247,776	1,129,859
Tatneft PAO, ADR	33,605	880,071

		7,974,322

Singapore — 0.2%
Boustead Projects Ltd.*	46,200	24,170
Boustead Singapore Ltd.	154,000	90,611
Cache Logistics Trust, REIT	157,000	100,522
CapitaLand Commercial Trust, REIT	534,100	506,744
CapitaLand Mall Trust, REIT	480,300	651,714
CapitaLand Retail China Trust, REIT	189,000	198,223
China Merchants Holdings Pacific Ltd.	320,250	197,225
ComfortDelGro Corp. Ltd.	338,400	724,607
Haw Par Corp. Ltd.	6,600	38,430
Hong Fok Corp. Ltd.	481,000	243,282
Hong Leong Finance Ltd.	34,000	55,871
M1 Ltd.	95,500	182,809
Mapletree Industrial Trust, REIT	1,056,400	1,132,469
Mapletree Logistics Trust, REIT	320,500	223,314
Metro Holdings Ltd.	90,000	55,056
SATS Ltd.	558,000	1,509,296
Singapore Telecommunications Ltd.	1,821,400	4,696,052
UMS Holdings Ltd.	130,000	47,130
United Overseas Bank Ltd.	305,200	4,207,736
UOL Group Ltd.	181,000	793,261

		15,678,522

South Africa — 0.2%
AECI Ltd.	16,944	97,139
Astral Foods Ltd.	20,342	152,581
Bidvest Group Ltd. (The)	36,532	775,399
Kumba Iron Ore Ltd.	194,776	518,841
Lewis Group Ltd.	18,684	66,351
Liberty Holdings Ltd.	102,141	760,182
Life Healthcare Group Holdings Ltd.	688,636	1,563,160
MMI Holdings Ltd.	369,239	523,616
MTN Group Ltd.	299,956	2,583,928
Peregrine Holdings Ltd.	140,169	265,564
Reunert Ltd.	33,811	149,280
Sanlam Ltd.	275,947	1,079,419

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Sasol Ltd.	86,749	$2,342,033
Sibanye Gold Ltd.	341,518	517,989
Truworths International Ltd.	305,130	1,798,743
Vodacom Group Ltd.	188,734	1,860,107
Wilson Bayly Holmes-Ovcon Ltd.	14,421	105,614

		15,159,946

South Korea — 0.2%
Dongil Industries Co. Ltd.*	1,090	52,894
Dongyang E&P, Inc.*	8,974	107,764
e-LITECOM Co. Ltd.*	5,843	82,127
Grand Korea Leisure Co. Ltd.	35,334	722,905
GS Home Shopping, Inc.*	871	123,639
Kangwon Land, Inc.*	36,741	1,199,168
KB Financial Group, Inc.*	8,977	252,916
Kia Motors Corp.	11,098	494,860
Korea Petrochemical Ind Co. Ltd.*	1,091	157,461
KT&G Corp.	5,915	525,637
LG Chem Ltd.	5,162	1,425,141
Lotte Chemical Corp.*	3,585	731,509
POSCO	2,074	290,529
Samsung Electronics Co. Ltd.	2,887	3,079,223
SK Telecom Co. Ltd.	9,717	1,778,389
Woori Bank	7,120	53,252

		11,077,414

Spain — 0.1%
Abertis Infraestructuras SA	116,589	1,823,390
ACS Actividades de Construccion y Servicios SA	42,428	1,241,344
Banco Santander SA	203,830	1,002,721
Cia de Distribucion Integral Logista Holdings SA	27,975	589,847
Gas Natural SDG SA	83,058	1,693,748
Grupo Catalana Occidente SA	12,686	439,782
Mapfre SA	323,502	809,783
Repsol SA	64,372	708,692

		8,309,307

Sweden — 0.3%
Alfa Laval AB	106,432	1,943,029
Assa Abloy AB (Class B Stock)	213,272	4,464,360
Axfood AB	37,172	643,828
B&B Tools AB (Class B Stock)	5,074	73,970
Boliden AB	20,644	345,874
Byggmax Group AB	83,115	854,148
Clas Ohlson AB (Class B Stock)	9,784	177,334
Hufvudstaden AB (Class A Stock)	86,905	1,228,542
Industrivarden AB (Class C Stock)	87,973	1,505,041
Intrum Justitia AB	32,590	1,108,963
Investment AB Oresund	2,655	69,648
Nolato AB (Class B Stock)	11,165	339,273
Nordea Bank AB	142,355	1,561,885
SKF AB (Class B Stock)	166,869	2,695,151
Swedish Match AB	79,654	2,814,766
TeliaSonera AB	864,802	4,294,507
Tethys Oil AB	29,452	200,033
Volvo AB (Class B Stock)	119,334	1,106,532

		25,426,884

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland — 0.8%
ABB Ltd.*	84,668	$1,511,121
Actelion Ltd.*	7,547	1,048,608
Baloise Holding AG	9,003	1,141,026
BB Biotech AG*	3,347	972,414
Coltene Holding AG	4,893	297,508
Lonza Group AG*	39,780	6,469,617
Nestle SA	177,453	13,173,269
Novartis AG	70,787	6,089,047
Oriflame Holding AG*	29,033	465,278
Pargesa Holding SA	1,158	73,158
Roche Holding AG	68,453	18,968,903
SGS SA	1,232	2,341,417
Sika AG	218	787,807
Syngenta AG	15,835	6,197,868
UBS Group AG	39,147	759,431
Wizz Air Holdings PLC*	6,289	169,228
Zurich Insurance Group AG*	6,990	1,795,731

		62,261,431

Taiwan — 0.4%
104 Corp.	14,000	59,178
Ardentec Corp.	221,000	159,366
Chaun-Choung Technology Corp.	134,000	516,212
Chimei Materials Technology Corp.	179,000	110,317
China Life Insurance Co. Ltd.	461,500	352,415
Chroma ATE, Inc.	53,000	102,733
Chunghwa Telecom Co. Ltd.	984,000	2,964,299
Cleanaway Co. Ltd.	99,000	523,582
Cyberlink Corp.	29,680	61,926
Delta Electronics, Inc.	246,000	1,157,081
Draytek Corp.	51,000	41,603
DYNACOLOR, Inc.	41,000	65,423
Elite Advanced Laser Corp.	28,000	109,176
Elite Material Co. Ltd.	80,000	139,151
Everlight Electronics Co. Ltd.	196,000	283,420
FLEXium Interconnect, Inc.	67,000	159,003
Foxconn Technology Co. Ltd.	284,690	599,706
Greatek Electronics, Inc.	315,000	342,084
Holtek Semiconductor, Inc.	67,000	103,085
KD Holding Corp.	9,000	43,891
Largan Precision Co. Ltd.	19,000	1,300,071
Lumax International Corp. Ltd.	97,000	128,063
MediaTek, Inc.	90,000	680,715
New Era Electronics Co. Ltd.	56,000	37,964
Novatek Microelectronics Corp.	275,000	1,070,595
Powertech Technology, Inc.	155,000	305,627
Realtek Semiconductor Corp.	128,730	306,451
Richtek Technology Corp.	57,000	329,235
Simplo Technology Co. Ltd.	122,000	387,463
Sinbon Electronics Co. Ltd.	252,000	468,424
Sirtec International Co. Ltd.	49,000	59,343
Sonix Technology Co. Ltd.	160,000	174,801
St Shine Optical Co. Ltd.	63,000	1,260,896
Taiwan Secom Co. Ltd.	65,000	192,785
Taiwan Semiconductor Manufacturing Co. Ltd.	1,550,000	6,687,074
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	170,000	3,867,500
Test Research, Inc.	229,000	340,099
Transcend Information, Inc.	133,000	345,451

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
United Integrated Services Co. Ltd.	85,000	$109,109

		25,945,317

Thailand — 0.1%
Advanced Info Service PCL, NVDR	210,200	884,385
BEC World PCL, NVDR	269,800	227,507
Delta Electronics Thailand PCL, NVDR	270,200	570,948
Kasikornbank PCL, NVDR	1,067,700	4,437,998
PTT Exploration & Production PCL, NVDR	697,400	1,105,785
PTT PCL, NVDR	93,200	627,836
Thai Beverage PCL	1,240,000	601,972
Total Access Communication PCL, NVDR	233,400	195,000
TTW PCL, NVDR	434,100	127,547

		8,778,978

Turkey
Adana Cimento Sanayii TAS (Class C Stock)	186,638	40,318
Akcansa Cimento A/S	30,406	137,662
Enka Insaat ve Sanayi A/S	381,198	590,393
Eregli Demir ve Celik Fabrikalari TAS	790,173	822,270
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	64,388	27,120
Koza Altin Isletmeleri A/S	120,866	509,239
Koza Anadolu Metal Madencilik Isletmeleri A/S*	294,931	122,159
Soda Sanayii A/S	71,354	103,391
TAV Havalimanlari Holding A/S	68,236	425,348
Turk Telekomunikasyon A/S	225,340	421,438

		3,199,338

United Kingdom — 2.5%
Aberdeen Asset Management PLC	162,911	694,204
ARM Holdings PLC	369,403	5,630,484
Ashmore Group PLC	293,358	1,105,287
AstraZeneca PLC	76,787	5,186,789
Barclays PLC	785,234	2,527,502
Berendsen PLC	73,721	1,168,704
BG Group PLC	241,564	3,501,694
Big Yellow Group PLC, REIT	90,433	1,072,680
Bodycote PLC	64,599	539,274
BP PLC	638,325	3,317,193
British American Tobacco PLC	33,173	1,842,241
BT Group PLC	1,195,728	8,302,678
Burberry Group PLC	55,392	974,574
Cairn Energy PLC*	296,672	686,610
Capita PLC	413,529	7,357,763
Centamin PLC	145,937	138,208
Chesnara PLC	81,967	404,802
Computacenter PLC	3,959	49,726
Dart Group PLC	223,130	1,935,813
Debenhams PLC	113,570	122,448
Derwent London PLC, REIT	11,062	598,319
Diageo PLC	220,210	6,013,477
Diploma PLC	25,388	284,821
Direct Line Insurance Group PLC	576,823	3,457,562
Dunelm Group PLC	18,454	255,251
Gem Diamonds Ltd.	33,876	65,671
GlaxoSmithKline PLC	334,327	6,752,055
Go-Ahead Group PLC	20,585	809,950
Great Portland Estates PLC, REIT	135,184	1,647,693

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Halfords Group PLC	98,167	$483,711
Highland Gold Mining Ltd.	475,354	399,439
Hill & Smith Holdings PLC	21,556	240,560
Home Retail Group PLC	83,344	122,096
HSBC Holdings PLC, (QMTF)	1,641,260	12,956,537
HSBC Holdings PLC, (XHKG)	425,200	3,361,889
Hunting PLC	101,904	458,995
IMI PLC	52,902	671,292
Imperial Tobacco Group PLC	156,664	8,274,674
Indivior PLC	565,881	1,563,790
ITE Group PLC	61,041	141,955
Itv PLC	1,699,010	6,917,307
J Sainsbury PLC	301,940	1,149,856
Jardine Lloyd Thompson Group PLC	9,866	133,510
John Wood Group PLC	136,105	1,225,799
Keller Group PLC	40,666	498,041
Kingfisher PLC	279,321	1,352,895
Land Securities Group PLC, REIT	148,204	2,569,136
Legal & General Group PLC	802,363	3,166,065
Liberty Global PLC (Class A Stock)*	34,519	1,462,225
Lloyds Banking Group PLC	5,307,833	5,711,235
Marks & Spencer Group PLC	65,581	436,654
Meggitt PLC	370,479	2,045,523
Mitie Group PLC	176,032	806,514
Morgan Advanced Materials PLC	23,812	86,865
Next PLC	5,020	539,005
Novae Group PLC	5,534	72,772
PayPoint PLC	19,721	267,908
Persimmon PLC*	46,193	1,378,100
Playtech PLC	30,218	369,958
Premier Farnell PLC	78,473	113,372
Prudential PLC	271,697	6,121,231
Reckitt Benckiser Group PLC	142,177	13,155,196
Rio Tinto Ltd.	59,875	1,936,326
Rio Tinto PLC	128,580	3,743,664
Rotork PLC	732,310	1,970,775
Royal Bank of Scotland Group PLC*	808,402	3,593,419
Royal Mail PLC	284,140	1,861,093
RPS Group PLC	48,745	169,854
Sage Group PLC (The)	81,039	720,041
Senior PLC	31,438	106,541
Smiths Group PLC	60,371	834,870
Soco International PLC	379,506	819,709
Spectris PLC	72,901	1,934,720
Stagecoach Group PLC	80,585	352,103
Standard Chartered PLC	160,625	1,332,738
Subsea 7 SA*	37,120	262,735
Transocean Partners LLC, MLP	7,100	62,693
UNITE Group PLC (The)	111,490	1,077,058
Vodafone Group PLC	2,723,263	8,830,959
Weir Group PLC (The)	50,562	742,699
WH Smith PLC	44,415	1,154,083
Whitbread PLC	54,519	3,533,753
William Hill PLC	342,502	1,998,887
WM Morrison Supermarkets PLC(a)	293,981	640,553
Workspace Group PLC, REIT	61,400	864,743
WPP PLC	115,334	2,652,903

		185,894,497

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States — 14.2%
3M Co.	23,200	$3,494,848
ACE Ltd.	84,122	9,829,656
ADT Corp. (The)	29,300	966,314
AES Corp.	129,903	1,243,172
Aetna, Inc.	35,416	3,829,178
Aflac, Inc.	88,201	5,283,242
AGCO Corp.(a)	26,752	1,214,273
Alliance Data Systems Corp.*	6,142	1,698,693
Allied World Assurance Co. Holdings AG	13,600	505,784
Allstate Corp. (The)	45,332	2,814,664
Ally Financial, Inc.*	27,000	503,280
Alphabet, Inc. (Class A Stock)*	29,739	23,137,239
Altria Group, Inc.	31,800	1,851,078
Amazon.com, Inc.*	19,460	13,152,819
Amdocs Ltd.	42,200	2,302,854
American Eagle Outfitters, Inc.(a)	63,400	982,700
American Equity Investment Life Holding Co.(a)	52,100	1,251,963
American Express Co.	28,831	2,005,196
American Financial Group, Inc.	20,900	1,506,472
American International Group, Inc.	23,000	1,425,310
American National Insurance Co.	4,800	490,896
Ameriprise Financial, Inc.	17,048	1,814,248
AmerisourceBergen Corp.	25,456	2,640,042
Amgen, Inc.	102,412	16,624,540
Analog Devices, Inc.	34,700	1,919,604
Anthem, Inc.	33,453	4,664,686
Apache Corp.	23,744	1,055,896
Apple, Inc.	243,137	25,592,601
Applied Industrial Technologies, Inc.	34,400	1,392,856
Arch Capital Group Ltd.*	2,500	174,375
Archer-Daniels-Midland Co.	40,148	1,472,629
Arrow Electronics, Inc.*	21,727	1,177,169
Assured Guaranty Ltd.	33,600	888,048
AutoZone, Inc.*	3,785	2,808,129
AvalonBay Communities, Inc., REIT	12,465	2,295,180
Avnet, Inc.	39,529	1,693,422
Axis Capital Holdings Ltd.	33,867	1,904,003
Ball Corp.	75,171	5,467,187
Bank of America Corp.	336,600	5,664,978
BB&T Corp.	99,800	3,773,438
Bed Bath & Beyond, Inc.*	70,077	3,381,216
Bemis Co., Inc.	34,500	1,541,805
Best Buy Co., Inc.	63,916	1,946,242
BlackRock, Inc.	17,714	6,031,971
Boeing Co. (The)	67,644	9,780,646
Boston Properties, Inc., REIT	19,674	2,509,222
Brinker International, Inc.	29,000	1,390,550
Brixmor Property Group, Inc., REIT	34,426	888,879
Brocade Communications Systems, Inc.	50,700	465,426
Buckle, Inc. (The)(a)	18,300	563,274
C&F Financial Corp.	547	21,333
C.H. Robinson Worldwide, Inc.	45,800	2,840,516
CA, Inc.	163,414	4,667,104
Cabot Microelectronics Corp.*	14,432	631,833
CARBO Ceramics, Inc.	11,900	204,680
Cardinal Health, Inc.	24,482	2,185,508
Carnival Corp.	118,731	6,468,465
Caterpillar, Inc.	22,006	1,495,528
Cato Corp. (The) (Class A Stock)	9,600	353,472

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Celgene Corp.*	28,731	$3,440,825
Centene Corp.*	32,100	2,112,501
CenterPoint Energy, Inc.	113,845	2,090,194
Century Aluminum Co.*	15,600	68,952
CenturyLink, Inc.	100,010	2,516,252
CF Industries Holdings, Inc.	25,320	1,033,309
Chevron Corp.	46,681	4,199,423
Chico’s FAS, Inc.	52,500	560,175
Cimarex Energy Co.	44,750	3,999,755
Cisco Systems, Inc.	190,400	5,170,312
Citigroup, Inc.	349,108	18,066,339
Civeo Corp.*	164,400	233,448
CNA Financial Corp.	11,700	411,255
Coach, Inc.	37,084	1,213,759
Coca-Cola Co. (The)	148,824	6,393,479
Coca-Cola Enterprises, Inc.	33,978	1,673,077
Cognizant Technology Solutions Corp. (Class A Stock)*	136,935	8,218,839
Colgate-Palmolive Co.	59,700	3,977,214
Comcast Corp. (Class A Stock)	253,069	14,280,683
Comerica, Inc.	42,200	1,765,226
Compass Minerals International, Inc.	11,000	827,970
Computer Programs & Systems, Inc.(a)	19,561	973,160
Computer Sciences Corp.	26,510	866,347
Comtech Telecommunications Corp.	6,000	120,540
ConocoPhillips	27,807	1,298,309
Contango Oil & Gas Co.*	9,015	57,786
Cooper Tire & Rubber Co.	12,400	469,340
Corning, Inc.	178,210	3,257,679
Costco Wholesale Corp.	64,645	10,440,167
Cracker Barrel Old Country Store, Inc.(a)	11,500	1,458,545
Crane Co.	11,100	531,024
CSG Systems International, Inc.	31,800	1,144,164
CSRA, Inc.	26,510	795,300
CSX Corp.	56,076	1,455,172
CubeSmart, REIT	38,837	1,189,189
Cummins, Inc.	53,417	4,701,230
CVR Energy, Inc.(a)	20,400	802,740
Danaher Corp.	99,491	9,240,724
Darden Restaurants, Inc.	10,500	668,220
DCT Industrial Trust, Inc., REIT	34,754	1,298,757
DDR Corp., REIT	91,535	1,541,449
Deere & Co.(a)	24,720	1,885,394
Delta Air Lines, Inc.	24,173	1,225,329
Deluxe Corp.	22,300	1,216,242
Denbury Resources, Inc.(a)	41,200	83,224
Dillard’s, Inc. (Class A Stock)(a)	7,000	459,970
Discover Financial Services	183,175	9,821,843
Discovery Communications, Inc. (Class A Stock)(a)	46,488	1,240,300
Douglas Emmett, Inc., REIT	42,455	1,323,747
Dover Corp.	59,345	3,638,440
Dow Chemical Co. (The)	93,585	4,817,756
Dun & Bradstreet Corp. (The)	8,400	873,012
Eaton Corp. PLC	41,200	2,144,048
Eaton Vance Corp.	25,580	829,559
eBay, Inc.*	155,798	4,281,329
Electronic Arts, Inc.*	26,596	1,827,677
EMC Corp.	87,200	2,239,296
Emerson Electric Co.(a)	116,508	5,572,577

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Empire State Realty Trust, Inc. (Class A Stock), REIT	81,661	$1,475,614
Enanta Pharmaceuticals, Inc.*	22,900	756,158
Energizer Holdings, Inc.	20,400	694,824
Ennis, Inc.	7,400	142,450
Ensco PLC (Class A Stock)	36,100	555,579
Entergy Corp.	29,801	2,037,196
Equity LifeStyle Properties, Inc., REIT	19,089	1,272,664
Equity One, Inc., REIT	48,911	1,327,934
Equity Residential, REIT	37,546	3,063,378
Essex Property Trust, Inc., REIT	12,567	3,008,665
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	68,056	5,993,011
Everest Re Group Ltd.	24,692	4,520,860
Express Scripts Holding Co.*	21,096	1,844,001
Extra Space Storage, Inc., REIT	58,278	5,140,702
Exxon Mobil Corp.	132,296	10,312,473
Facebook, Inc. (Class A Stock)*	45,858	4,799,498
FBL Financial Group, Inc. (Class A Stock)	3,404	216,631
Federal Realty Investment Trust, REIT	12,453	1,819,383
Federated National Holding Co.	7,777	229,888
FedEx Corp.	31,161	4,642,677
Fifth Third Bancorp	454,444	9,134,325
Fiserv, Inc.*	22,885	2,093,062
Flextronics International Ltd.*	123,810	1,387,910
Flowserve Corp.	36,779	1,547,660
Foot Locker, Inc.	48,245	3,140,267
Ford Motor Co.	73,200	1,031,388
Fossil Group, Inc.*(a)	9,600	350,976
Franklin Resources, Inc.	89,876	3,309,234
GAMCO Investors, Inc. (Class A Stock)	2,408	74,744
GameStop Corp. (Class A Stock)(a)	43,624	1,223,217
Gannett Co., Inc.	73,300	1,194,057
Gap, Inc. (The)(a)	134,977	3,333,932
Garmin Ltd.	42,200	1,568,574
General Dynamics Corp.	21,900	3,008,184
General Growth Properties, Inc., REIT	97,991	2,666,335
General Mills, Inc.	124,480	7,177,516
General Motors Co.	44,938	1,528,341
Gentex Corp.	94,400	1,511,344
Genuine Parts Co.	21,600	1,855,224
Geospace Technologies Corp.*	9,876	138,955
Gilead Sciences, Inc.	141,858	14,354,611
Global Brass & Copper Holdings, Inc.	12,400	264,120
GNC Holdings, Inc. (Class A Stock)	19,600	607,992
Goldman Sachs Group, Inc. (The)	32,580	5,871,893
Guess?, Inc.	12,400	234,112
H&R Block, Inc.	29,000	965,990
Harte-Hanks, Inc.	23,200	75,168
Hartford Financial Services Group, Inc. (The)	53,491	2,324,719
HCA Holdings, Inc.*	45,322	3,065,127
HCI Group, Inc.	22,300	777,155
Hess Corp.	20,950	1,015,656
Hewlett Packard Enterprise Co.	378,646	5,755,419
Hibbett Sports, Inc.*	26,800	810,432
Hillenbrand, Inc.	49,200	1,457,796
Home Depot, Inc. (The)	63,620	8,413,745
Honeywell International, Inc.	19,500	2,019,615
Horace Mann Educators Corp.	25,718	853,323

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
HP, Inc.	67,900	$803,936
Hubbell, Inc.	18,400	1,859,136
Huntington Ingalls Industries, Inc.	17,300	2,194,505
Illinois Tool Works, Inc.	33,900	3,141,852
Ingredion, Inc.	32,200	3,086,048
Innophos Holdings, Inc.	9,700	281,106
Innospec, Inc.	6,400	347,584
Intel Corp.	208,076	7,168,219
International Business Machines Corp.	51,956	7,150,190
International Flavors & Fragrances, Inc.	22,760	2,723,006
International Paper Co.	82,532	3,111,456
Interpublic Group of Cos., Inc. (The)	186,654	4,345,305
Intuit, Inc.	18,474	1,782,741
Invesco Ltd.	58,974	1,974,450
Jacobs Engineering Group, Inc.*	31,903	1,338,331
Johnson & Johnson	137,583	14,132,526
Jones Lang LaSalle, Inc.	24,047	3,844,153
Joy Global, Inc.	56,000	706,160
JPMorgan Chase & Co.	255,573	16,875,485
Kadant, Inc.	3,800	154,318
KeyCorp	343,994	4,537,281
Keysight Technologies, Inc.*	35,700	1,011,381
Kohl’s Corp.	50,062	2,384,453
L Brands, Inc.	20,093	1,925,311
Lannett Co., Inc.*(a)	18,900	758,268
Las Vegas Sands Corp.	23,773	1,042,208
LaSalle Hotel Properties, REIT	56,065	1,410,595
Lear Corp.	4,800	589,584
Leggett & Platt, Inc.	45,810	1,924,936
Lincoln Electric Holdings, Inc.	15,000	778,350
Lincoln National Corp.	69,505	3,493,321
Linear Technology Corp.	43,800	1,860,186
LinkedIn Corp. (Class A Stock)*	7,846	1,765,978
Lockheed Martin Corp.	21,668	4,705,206
Loews Corp.	81,476	3,128,678
Lowe’s Cos., Inc.	29,313	2,228,961
LyondellBasell Industries NV (Class A Stock)	66,505	5,779,283
Macerich Co. (The), REIT	30,113	2,429,818
Macy’s, Inc.	35,250	1,233,045
ManpowerGroup, Inc.	17,140	1,444,731
Marathon Oil Corp.	45,800	576,622
Marathon Petroleum Corp.	80,500	4,173,120
Masco Corp.	63,322	1,792,013
MasterCard, Inc. (Class A Stock)	119,584	11,642,698
Mattel, Inc.(a)	58,602	1,592,216
Maxim Integrated Products, Inc.	26,900	1,022,200
MBIA, Inc.*	34,100	220,968
McKesson Corp.	12,139	2,394,175
Medallion Financial Corp.(a)	5,700	40,128
Medtronic PLC	69,751	5,365,247
Merck & Co., Inc.	223,914	11,827,138
Meridian Bioscience, Inc.	45,200	927,504
MetLife, Inc.	45,027	2,170,752
Mettler-Toledo International, Inc.*	7,677	2,603,501
Michael Kors Holdings Ltd.*	54,645	2,189,079
Microsoft Corp.	217,485	12,066,068
Mohawk Industries, Inc.*	27,195	5,150,461
Molina Healthcare, Inc.*(a)	61,100	3,673,943
Mondelez International, Inc. (Class A Stock)	73,717	3,305,470

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Monsanto Co.	5,600	$551,712
Morgan Stanley*	43,800	1,162,452
Mosaic Co. (The)	131,754	3,635,093
Movado Group, Inc.	10,100	259,671
Murphy Oil Corp.	37,407	839,787
Nasdaq, Inc.	97,821	5,690,248
National Oilwell Varco, Inc.	39,200	1,312,808
National Presto Industries, Inc.(a)	1,400	116,004
National Western Life Group, Inc. (Class A Stock)	3,000	755,820
Navient Corp.	89,772	1,027,889
NetApp, Inc.	93,466	2,479,653
NeuStar, Inc. (Class A Stock)*(a)	47,700	1,143,369
Noble Corp. PLC(a)	41,500	437,825
Nordstrom, Inc.(a)	30,586	1,523,489
Norfolk Southern Corp.	20,618	1,744,077
NRG Energy, Inc.	84,194	990,963
Nu Skin Enterprises, Inc. (Class A Stock)(a)	53,500	2,027,115
NVIDIA Corp.(a)	45,902	1,512,930
Occidental Petroleum Corp.	45,900	3,103,299
Oceaneering International, Inc.	29,909	1,122,186
Omnicom Group, Inc.	62,473	4,726,708
Oracle Corp.	172,401	6,297,808
O’Reilly Automotive, Inc.*	28,736	7,282,277
Outerwall, Inc.(a)	5,200	190,008
Packaging Corp. of America	11,600	731,380
Parker Hannifin Corp.	31,200	3,025,776
Paychex, Inc.	55,900	2,956,551
Pebblebrook Hotel Trust, REIT	52,567	1,472,927
PepsiCo, Inc.	75,764	7,570,338
PetMed Express, Inc.(a)	19,400	332,516
Pfizer, Inc.	509,288	16,439,817
Philip Morris International, Inc.	21,800	1,916,438
Pitney Bowes, Inc.	52,200	1,077,930
PNC Financial Services Group, Inc. (The)	84,481	8,051,884
Polaris Industries, Inc.(a)	15,536	1,335,319
Principal Financial Group, Inc.	104,246	4,688,985
Procter & Gamble Co. (The)	59,100	4,693,131
Prologis, Inc., REIT	57,815	2,481,420
Public Storage, REIT	12,354	3,060,086
QEP Resources, Inc.	48,700	652,580
QLogic Corp.*	59,700	728,340
QUALCOMM, Inc.	109,000	5,448,365
Quality Systems, Inc.	54,156	872,995
Quanta Services, Inc.*	56,775	1,149,694
Quest Diagnostics, Inc.	58,900	4,190,146
Quintiles Transnational Holdings, Inc.*	31,459	2,159,975
Ralph Lauren Corp.	13,419	1,495,950
Rayonier Advanced Materials, Inc.(a)	81,500	797,885
Raytheon Co.	15,600	1,942,668
Regions Financial Corp.	186,927	1,794,499
Reliance Steel & Aluminum Co.	23,100	1,337,721
REX American Resources Corp.*	12,900	697,503
Rexford Industrial Realty, Inc., REIT	59,063	966,271
Rockwell Automation, Inc.	41,112	4,218,502
RPX Corp.*	21,000	231,000
RR Donnelley & Sons Co.(a)	25,800	379,776
Sabra Health Care REIT, Inc., REIT	48,831	987,851
Sanderson Farms, Inc.	3,400	263,568
Schlumberger Ltd.	96,122	6,704,510

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Schweitzer-Mauduit International, Inc.	12,800	$537,472
Scripps Networks Interactive, Inc. (Class A Stock)	57,844	3,193,568
Seagate Technology PLC(a)	53,030	1,944,080
Signet Jewelers Ltd.	46,225	5,717,570
Simon Property Group, Inc., REIT	28,879	5,615,233
Sonoco Products Co.	55,600	2,272,372
St. Jude Medical, Inc.	92,800	5,732,256
Staples, Inc.	70,200	664,794
Starbucks Corp.	88,769	5,328,803
Starwood Hotels & Resorts Worldwide, Inc.	19,809	1,372,368
Strayer Education, Inc.*	4,700	282,564
Sunstone Hotel Investors, Inc., REIT	88,991	1,111,498
Surgical Care Affiliates, Inc.*	22,800	907,668
Symantec Corp.	169,307	3,555,447
Syntel, Inc.*	9,325	421,956
T. Rowe Price Group, Inc.	36,287	2,594,158
Taro Pharmaceutical Industries Ltd.*	14,700	2,271,885
Tech Data Corp.*	7,700	511,126
Teradata Corp.*	65,300	1,725,226
Teradyne, Inc.	41,200	851,604
Terra Nitrogen Co. LP(a)	5,300	538,374
Texas Instruments, Inc.	124,912	6,846,426
Thermo Fisher Scientific, Inc.	71,976	10,209,796
Thor Industries, Inc.	12,900	724,335
Tilly’s, Inc. (Class A Stock)*	11,300	74,919
Timken Co. (The)	38,600	1,103,574
TJX Cos., Inc. (The)	95,257	6,754,674
Torchmark Corp.	34,052	1,946,413
Transocean Ltd.(a)	46,800	579,384
TripAdvisor, Inc.*	30,043	2,561,166
Tupperware Brands Corp.	21,600	1,202,040
Ultimate Software Group, Inc. (The)*	15,801	3,089,254
Union Pacific Corp.	18,200	1,423,240
United Insurance Holdings Corp.	10,700	182,970
United Technologies Corp.	97,120	9,330,318
United Therapeutics Corp.*	16,900	2,646,709
UnitedHealth Group, Inc.	149,717	17,612,708
Universal Corp.	3,500	196,280
Universal Health Services, Inc. (Class B Stock)	22,600	2,700,474
Universal Insurance Holdings, Inc.(a)	49,700	1,152,046
Unum Group	52,727	1,755,282
Urban Outfitters, Inc.*	34,971	795,590
Valero Energy Corp.	83,484	5,903,154
Validus Holdings Ltd.	16,600	768,414
Valmont Industries, Inc.	5,600	593,712
Vantiv, Inc. (Class A Stock)*	72,754	3,449,995
Varian Medical Systems, Inc.*	35,078	2,834,302
VeriSign, Inc.*(a)	21,550	1,882,608
Verizon Communications, Inc.	100,173	4,629,996
Viacom, Inc. (Class B Stock)	59,939	2,467,089
Vishay Intertechnology, Inc.(a)	52,300	630,215
VMware, Inc. (Class A Stock)*(a)	24,080	1,362,206
Voya Financial, Inc.	64,512	2,381,138
W.R. Berkley Corp.	22,070	1,208,333
W.W. Grainger, Inc.(a)	11,854	2,401,502
Waddell & Reed Financial, Inc. (Class A Stock)	39,100	1,120,606
Walgreens Boots Alliance, Inc.	71,837	6,117,280

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Wal-Mart Stores, Inc.	60,200	$3,690,260
Walt Disney Co. (The)	66,711	7,009,992
Waste Management, Inc.	48,118	2,568,058
Wells Fargo & Co.	261,197	14,198,669
Welltower, Inc., REIT	43,460	2,956,584
Western Digital Corp.	40,761	2,447,698
Western Refining, Inc.	26,600	947,492
Western Union Co. (The)(a)	202,834	3,632,757
Westlake Chemical Corp.	24,900	1,352,568
Wiley, (John) & Sons, Inc. (Class A Stock)	14,600	657,438
Wyndham Worldwide Corp.	25,266	1,835,575
Xerox Corp.	162,549	1,727,896
Xilinx, Inc.	40,400	1,897,588
Zumiez, Inc.*(a)	23,100	349,272

		1,071,951,497

TOTAL COMMON STOCKS (cost $2,408,258,532)		2,299,215,347

EXCHANGE TRADED FUNDS — 7.2%
Financial Select Sector SPDR Fund(a)	4,873,249	115,885,861
iShares Core S&P 500 ETF(a)	1,283,602	262,971,542
iShares Core U.S. Aggregate Bond ETF	215,556	23,282,204
SPDR S&P 500 ETF Trust(a)	677,745	138,185,428

TOTAL EXCHANGE TRADED FUNDS (cost $435,315,077)		540,325,035

PREFERRED STOCKS
Brazil
AES Tiete SA (PRFC)	90,100	329,313
Banco do Estado do Rio Grande do Sul SA (PRFC B)	78,200	115,830
Itausa — Investimentos Itau SA (PRFC)	540,786	940,438
Vale SA (PRFC)	98,000	253,902
Vale SA (PRFC), ADR	207,000	527,850

		2,167,333

Germany
KSB AG (PRFC)	248	99,882
Porsche Automobil Holding SE (PRFC)	16,513	888,692
STO SE & Co. KGaA (PRFC)	920	114,779

		1,103,353

TOTAL PREFERRED STOCKS (cost $6,862,751)		3,270,686

	Units
RIGHTS*
Taiwan
Chimei Materials Technology Corp., expiring 01/22/16 (cost $0)	14,160	105

	Shares
UNAFFILIATED FUNDS — 6.6%
Aston Montag & Caldwell Growth Fund (Institutional Shares)	2,798,141	56,158,694
Goldman Sachs Small Cap Value Fund (Institutional Shares)	1,137,769	56,763,299
HICL Infrastructure Co. Ltd.	421,842	937,178

UNAFFILIATED FUNDS (continued)	Shares	Value (Note 2)
T. Rowe Price Value Fund (Retail Shares)	12,258,581	$383,080,649

TOTAL UNAFFILIATED FUNDS (cost $462,832,591)		496,939,820

	Units
WARRANTS*
India
Idea Cellular Ltd., expiring 03/13/17 (cost $3,262,856)	1,504,006	3,247,149

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.4%
Non-Residential Mortgage-Backed Securities — 3.4%
American Credit Acceptance Receivables Trust,
Series 2013-1, Class A, 144A
1.450%	04/16/18	5	4,857
American Express Issuance Trust II,
Series 2013-2, Class A
0.761%(c)	08/15/19	1,619	1,619,475
AmeriCredit Automobile Receivables Trust,
Series 2013-1, Class C
1.570%	01/08/19	610	609,554
Series 2013-5, Class C
2.290%	11/08/19	4,095	4,103,117
Series 2014-1, Class C
2.150%	03/09/20	3,000	2,988,511
Series 2014-2, Class C
2.180%	06/08/20	2,400	2,393,254
ARL Second LLC,
Series 2014-1A, Class A2, 144A
3.970%	06/15/44	4,220	4,112,305
Barclays Dryrock Issuance Trust,
Series 2014-1, Class A
0.691%(c)	12/16/19	1,280	1,278,760
Series 2014-2, Class A
0.671%(c)	03/16/20	3,880	3,873,825
CarFinance Capital Auto Trust,
Series 2013-2A, Class A, 144A
1.750%	11/15/17	18	18,182
Series 2015-1A, Class A, 144A
1.750%	06/15/21	1,393	1,384,706
Chase Issuance Trust,
Series 2012-A2, Class A2
0.601%(c)	05/15/19	2,430	2,427,636
Chrysler Capital Auto Receivables Trust,
Series 2014-AA, Class D, 144A
2.640%	07/15/21	4,780	4,735,629
CIT Equipment Collateral,
Series 2014-VT1, Class A3, 144A
1.500%	10/21/19	5,390	5,358,018
Citi Held For Asset Issuance,
Series 2015-PM1, Class A, 144A
1.850%	12/15/21	1,702	1,701,086
CLI Funding V LLC,
Series 2013-1A, Class NOTE, 144A
2.830%	03/18/28	968	933,025
Series 2013-2A, Class NOTE, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
3.220%	06/18/28	3,249	$3,151,193
Series 2014-1A, Class A, 144A
3.290%	06/18/29	2,064	1,995,849
Series 2014-2A, Class A, 144A
3.380%	10/18/29	4,848	4,699,676
Consumer Credit Origination Loan Trust,
Series 2015-1, Class A, 144A
2.820%	03/15/21	735	734,400
CPS Auto Receivables Trust,
Series 2014-C, Class A, 144A
1.310%	02/15/19	2,163	2,146,656
Cronos Containers Program I Ltd. (Bermuda),
Series 2013-1A, Class A, 144A
3.080%	04/18/28	1,276	1,242,889
Series 2014-2A, Class A, 144A
3.270%	11/18/29	2,740	2,672,716
DT Auto Owner Trust,
Series 2014-2A, Class C, 144A
2.460%	01/15/20	2,715	2,711,470
ECAF I Ltd. (Ireland),
Series 2015-1A, Class A1, 144A
3.473%	06/15/40	15,066	14,937,219
Element Rail Leasing II LLC (Canada),
Series 2015-1A, Class A2, 144A
3.585%	02/19/45	5,795	5,756,534
Exeter Automobile Receivables Trust,
Series 2014-1A, Class A, 144A
1.290%	05/15/18	311	310,357
Series 2014-2A, Class A, 144A
1.060%	08/15/18	115	114,957
Flagship Credit Auto Trust,
Series 2013-1, Class A, 144A
1.320%	04/16/18	345	344,819
Series 2013-2, Class A, 144A
1.940%	01/15/19	515	514,493
Series 2014-1, Class B, 144A
2.550%	02/18/20	960	954,230
Series 2015-2, Class A, 144A
1.980%	10/15/20	5,661	5,636,220
Ford Credit Auto Owner Trust,
Series 2015-1, Class A, 144A
2.120%	07/15/26	8,095	7,992,902
Global SC Finance II SRL (Barbados),
Series 2013-1A, Class A, 144A
2.980%	04/17/28	5,306	5,126,588
Series 2014-1A, Class A1, 144A
3.190%	07/17/29	5,141	4,959,981
Longtrain Leasing III LLC,
Series 2015-1A, Class A2, 144A
4.060%	01/15/45	8,525	8,464,179
Nissan Master Owner Trust Receivables,
Series 2013-A, Class A
0.631%(c)	02/15/18	4,655	4,655,000
OnDeck Asset Securitization Trust,
Series 2014-1A, Class A, 144A
3.150%	05/17/18	3,075	3,072,055
OneMain Financial Issuance Trust,
Series 2014-1A, Class A, 144A
2.430%	06/18/24	5,130	5,112,299

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2014-2A, Class A, 144A
2.470%	09/18/24	2,620	$2,614,839
Series 2015-1A, Class A, 144A
3.190%	03/18/26	14,265	14,176,557
Series 2015-2A, Class A, 144A
2.570%	07/18/25	5,800	5,732,030
Prestige Auto Receivables Trust,
Series 2014-1A, Class B, 144A
1.910%	04/15/20	1,830	1,811,317
Santander Drive Auto Receivables Trust,
Series 2013-3, Class C
1.810%	04/15/19	1,355	1,353,555
Series 2013-4, Class C
3.250%	01/15/20	5,555	5,624,476
Series 2013-5, Class C
2.250%	06/17/19	5,030	5,047,952
Series 2014-1, Class C
2.360%	04/15/20	4,935	4,942,709
Series 2014-2, Class C
2.330%	11/15/19	3,010	3,014,516
Series 2014-3, Class C
2.130%	08/17/20	4,385	4,388,011
SoFi Professional Loan Program LLC,
Series 2015-B, Class A1, 144A
1.472%(c)	04/25/35	862	845,109
SpringCastle America Funding LLC,
Series 2014-AA, Class A, 144A
2.700%	05/25/23	2,701	2,694,892
Series 2014-AA, Class B, 144A
4.610%	10/25/27	8,355	8,370,864
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	4,460	4,428,175
Store Master Funding I LLC,
Series 2015-1A, Class A1, 144A
3.750%	04/20/45	3,239	3,213,628
TAL Advantage V LLC,
Series 2013-2A, Class A, 144A
3.550%	11/20/38	3,804	3,762,989
Series 2014-1A, Class A, 144A
3.510%	02/22/39	3,477	3,423,864
Series 2014-1A, Class B, 144A
4.100%	02/22/39	5,578	5,552,774
Series 2014-2A, Class A2, 144A
3.330%	05/20/39	2,596	2,545,940
Textainer Marine Containers III Ltd. (Bermuda),
Series 2013-1A, Class A, 144A
3.900%	09/20/38	3,495	3,476,665
Series 2014-1A, Class A, 144A
3.270%	10/20/39	1,727	1,680,248
Trinity Rail Leasing LLC,
Series 2013-1A, Class A, 144A
3.898%	07/15/43	1,489	1,494,822
Trip Rail Master Funding LLC,
Series 2011-1A, Class A2, 144A
6.024%	07/15/41	7,920	8,639,767
United Auto Credit Securitization Trust,
Series 2015-1, Class C, 144A
2.250%	06/17/19	10,290	10,206,439

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Wendys Funding LLC,
Series 2015-1A, Class A2I, 144A
3.371%	06/15/45		9,703	$9,467,018
Westlake Automobile Receivables Trust,
Series 2014-1A, Class B, 144A
1.240%	11/15/19		1,669	1,667,808
Series 2014-1A, Class C, 144A
1.700%	11/15/19		2,620	2,610,007
World Financial Network Credit Card Master Trust,
Series 2014-A, Class A
0.711%(c)	12/15/19		4,715	4,715,189

				252,350,782

Residential Mortgage-Backed Securities
FHLMC Structured Pass-Through Securities,
Series T-15, Class A6
0.621%(c)	11/25/28		50	49,915

TOTAL ASSET-BACKED SECURITIES (cost $255,686,219)				252,400,697

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
BAMLL Commercial Mortgage Securities Trust,
Series 2014-ICTS, Class A, 144A
1.131%(c)	06/15/28		2,215	2,205,758
Citigroup Commercial Mortgage Trust,
Series 2014-388G, Class C, 144A
1.731%(c)	06/15/33		2,250	2,205,672
Commercial Mortgage Trust,
Series 2014-SAVA, Class A, 144A
1.481%(c)	06/15/34		1,798	1,793,762
Series 2014-TWC, Class A, 144A
1.047%(c)	02/13/32		2,165	2,140,346
Credit Suisse Mortgage Trust,
Series 2014-ICE, Class B, 144A
1.598%(c)	04/15/27		1,255	1,240,648
Series 2014-ICE, Class C, 144A
1.881%(c)	04/15/27		920	909,922
DECO Ltd. (Ireland),
Series 2012-MHLX, Class A
2.848%(c)	07/28/21	GBP	4,744	6,923,710
Fannie Mae-Aces,
Series 2012-M14, Class X2, IO
0.510%(c)	09/25/22		49,887	1,260,795
Series 2014-M8, Class FA
0.444%(c)	05/25/18		1,716	1,707,865
Series 2014-M8, Class X2, IO
0.429%(c)	06/25/24		47,839	1,340,773
FHLMC Multifamily Structured Pass-Through Certificates,
Series KGRP, Class A
0.556%(c)	04/25/20		2,619	2,618,905
Series K038, Class X1, IO
1.195%(c)	03/25/24		27,781	2,143,697
FREMF Mortgage Trust,
Series 2011-K702, Class B, 144A
4.766%(c)	04/25/44		530	551,280
Series 2012-K706, Class B, 144A
4.027%(c)	11/25/44		3,805	3,900,727
Series 2012-K711, Class B, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3.562%(c)	08/25/45	3,815	$3,857,797
Series 2013-K712, Class B, 144A
3.371%(c)	05/25/45	2,654	2,662,292
Series 2012-KF01, Class B, 144A
2.787%(c)	10/25/44	5,780	5,809,357
Series 2013-KF02, Class B, 144A
3.221%(c)	12/25/45	1,671	1,716,766
Series 2014-K36, Class B, 144A
4.363%(c)	12/25/46	2,195	2,207,333
Series 2014-K38, Class B, 144A
4.377%(c)	06/25/47	1,740	1,774,754
Government National Mortgage Assoc.,
Series 2011-147, Class IO, IO
0.972%(c)	10/16/44	31,020	1,366,322
Series 2012-70, Class IO, IO
0.656%(c)	08/16/52	12,280	496,528
Series 2012-78, Class IO, IO
0.716%(c)	06/16/52	22,079	1,071,192
Series 2012-107, Class IO, IO
0.592%(c)	12/16/53	28,908	1,393,438
Series 2012-123, Class IO, IO
0.844%(c)	12/16/51	16,373	1,021,045
Series 2012-132, Class IO, IO
1.078%(c)	06/16/54	3,396	206,675
Series 2012-135, Class IO, IO
0.688%(c)	01/16/53	30,517	1,679,928
Series 2012-147, Class AK
2.587%(c)	04/16/54	2,363	2,406,597
Series 2012-152, Class IO, IO
0.756%(c)	01/16/54	13,553	791,972
Series 2014-45, Class BI, IO
0.840%(c)	07/16/54	16,454	1,040,126
Series 2014-47, Class 1A, IO
1.211%(c)	02/16/48	15,756	1,015,666
Series 2014-75, Class IO, IO
0.857%(c)	08/16/54	63,290	3,383,428
Series 2014-92, Class IO, IO
0.669%(c)	05/16/54	11,868	591,631
Series 2014-155, Class IB, IO
1.344%(c)	08/16/55	16,400	1,392,246
GP Portfolio Trust,
Series 2014-GPP, Class A, 144A
1.281%(c)	02/15/27	3,173	3,165,461
Hilton USA Trust,
Series 2013-HLF, Class AFL, 144A
1.269%(c)	11/05/30	1,682	1,674,070
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2014-FBLU, Class A, 144A
1.281%(c)	12/15/28	4,100	4,099,823
LSTAR Commercial Mortgage Trust,
Series 2014-2, Class B, 144A
4.205%(c)	01/20/41	1,225	1,228,593
Motel 6 Trust,
Series 2015-MTL6, Class B, 144A
3.298%	02/05/30	3,835	3,793,541
SCG Trust,
Series 2013-SRP1, Class A, 144A
1.731%(c)	11/15/26	1,300	1,304,103

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Commercial Mortgage Securities Trust,
Series 2007-SL3, Class A1A, 144A
5.449%(c)	03/23/45		1,536	$1,551,644

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $86,367,745)				83,646,188

CORPORATE BONDS — 17.6%
Australia — 0.1%
BHP Billiton Finance USA Ltd.,
Gtd. Notes, 144A
6.250%(c)	10/19/75	(a)	6,120	5,989,950
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, MTN
2.400%	11/02/20		4,610	4,564,730

				10,554,680

Belgium
Anheuser-Busch Inbev Worldwide, Inc.,
Gtd. Notes
3.750%	07/15/42		2,215	1,903,146

Brazil — 0.1%
Marfrig Holding Europe BV,
Gtd. Notes, 144A
6.875%	06/24/19		1,920	1,713,600
Petrobras Global Finance BV,
Gtd. Notes
6.850%	06/05/15		3,265	2,114,087

				3,827,687

Canada — 0.7%
Bank of Montreal,
Covered Bonds, 144A
1.950%	01/30/18		5,050	5,089,839
Bank of Nova Scotia (The),
Covered Bonds, 144A
1.950%	01/30/17		5,475	5,519,233
2.150%	08/03/16	(a)	4,620	4,644,962
Barrick Gold Corp.,
Sr. Unsec’d. Notes
4.100%	05/01/23		1,994	1,710,573
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21		2,875	2,581,552
Calfrac Holdings LP,
Gtd. Notes, 144A
7.500%	12/01/20	(a)	514	204,315
Canadian Imperial Bank of Commerce,
Covered Bonds, 144A
2.750%	01/27/16		8,560	8,568,706
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes
5.750%	01/15/42		2,510	2,722,973
Gibson Energy, Inc.,
Gtd. Notes, 144A
6.750%	07/15/21		910	871,325

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Magna International, Inc.,
Sr. Unsec’d. Notes
4.150%	10/01/25	(a)	2,395	$2,438,218
Petro-Canada,
Sr. Unsec’d. Notes
6.800%	05/15/38		1,330	1,454,193
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
3.600%	12/01/24	(a)	2,725	2,566,618
6.500%	06/15/38	(a)	1,935	2,070,407
6.850%	06/01/39		1,445	1,592,205
Toronto-Dominion Bank (The),
Covered Bonds, 144A
1.500%	03/13/17		12,580	12,600,254
Videotron Ltd.,
Gtd. Notes, 144A
5.375%	06/15/24		1,395	1,401,975

				56,037,348

Chile — 0.1%
Banco Santander Chile,
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22		2,115	2,105,083
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes, 144A
4.500%	09/16/25	(a)	1,450	1,365,445
VTR Finance BV,
Sr. Sec’d. Notes, 144A
6.875%	01/15/24		1,450	1,334,000

				4,804,528

China
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23		1,220	1,141,880

Colombia
Ecopetrol SA,
Sr. Unsec’d. Notes
5.375%	06/26/26		2,835	2,416,837

France — 0.3%
BNP Paribas SA,
Sr. Unsec’d. Notes, MTN
2.375%	09/14/17		2,075	2,099,649
BPCE SA,
Gtd. Notes
2.500%	12/10/18		5,150	5,193,641
Gtd. Notes, MTN
2.250%	01/27/20		3,790	3,736,773
Sub. Notes, 144A
4.500%	03/15/25		2,590	2,484,571
5.700%	10/22/23		1,785	1,874,152
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
4.750%	10/13/35		3,580	3,538,153
Numericable-SFR SAS,
Sr. Sec’d. Notes, 144A
6.000%	05/15/22		1,895	1,838,150

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
France (continued)
Societe Generale SA,
Sub. Notes, 144A
5.000%	01/17/24	(a)	3,790	$3,863,162

				24,628,251

Germany — 0.4%
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
2.250%	03/06/17		800	804,982
EMD Finance LLC,
Gtd. Notes, 144A
2.400%	03/19/20		18,020	17,541,533
FMS Wertmanagement AoeR,
Gov’t. Gtd. Notes
1.625%	11/20/18		4,995	5,010,230
Norddeutsche Landesbank Girozentrale,
Sec’d. Notes, 144A
2.000%	02/05/19		1,800	1,794,276
Schaeffler Finance BV,
Gtd. Notes, 144A
4.750%	05/15/21		300	301,500
Sec’d. Notes
4.250%	05/15/21		1,355	1,344,837
Sr. Sec’d. Notes, 144A
4.250%	05/15/21		225	223,313
Schaeffler Holding Finance BV,
Sr. Sec’d. Notes, PIK, 144A
6.750%	11/15/22		500	537,500
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A
4.400%	05/27/45		1,290	1,318,692
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A
5.500%	01/15/23		940	937,650
ZF North America Capital, Inc.,
Gtd. Notes, 144A
4.000%	04/29/20	(a)	925	932,631

				30,747,144

Ireland — 0.1%
Fly Leasing Ltd.,
Sr. Unsec’d. Notes
6.375%	10/15/21	(a)	3,085	3,069,575
6.750%	12/15/20	(a)	816	836,278
James Hardie International Finance Ltd.,
Gtd. Notes, 144A
5.875%	02/15/23		935	953,700
XLIT Ltd.,
Gtd. Notes
5.500%	03/31/45		2,880	2,690,700

				7,550,253

Italy — 0.1%
Telecom Italia SpA,
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		4,280	4,226,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Italy (continued)
Wind Acquisition Finance SA,
Sec’d. Notes, 144A
7.375%	04/23/21		775	$732,375

				4,958,875

Jamaica
Digicel Ltd.,
Gtd. Notes, 144A
6.750%	03/01/23		680	567,800

Luxembourg — 0.1%
Aguila 3 SA,
Sr. Sec’d. Notes, 144A
7.875%	01/31/18		680	681,700
Altice SA,
Gtd. Notes, 144A
7.750%	05/15/22		1,000	902,500
ArcelorMittal,
Sr. Unsec’d. Notes
6.125%	06/01/25	(a)	1,015	738,413
8.000%	10/15/39		988	674,310
Ardagh Finance Holdings SA,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	06/15/19	(a)	725	715,000
INEOS Group Holdings SA,
Gtd. Notes, 144A
6.125%	08/15/18	(a)	200	198,000
Intelsat Jackson Holdings SA,
Gtd. Notes
6.625%	12/15/22	(a)	935	596,063
Intelsat Luxembourg SA,
Gtd. Notes
8.125%	06/01/23		1,115	504,537

				5,010,523

Mexico — 0.2%
Comision Federal de Electricidad,
Sr. Unsec’d. Notes, 144A
4.875%	05/26/21		3,070	3,108,375
Fermaca Enterprises S de RL de CV,
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		3,329	3,112,887
Mexico Generadora de Energia S de RL,
Sr. Sec’d. Notes, 144A
5.500%	12/06/32		2,183	1,943,209
Petroleos Mexicanos,
Gtd. Notes
4.875%	01/24/22	(a)	3,050	2,935,625
Gtd. Notes, 144A
4.500%	01/23/26	(a)	975	856,537

				11,956,633

Netherlands — 0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
Gtd. Notes
4.500%	05/15/21		1,375	1,397,344
4.625%	10/30/20		1,181	1,209,049
Constellium NV,
Sr. Unsec’d. Notes, 144A
8.000%	01/15/23	(a)	600	469,500

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Netherlands (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Sr. Unsec’d. Notes
2.250%	01/14/19		1,290	$1,294,156
Cooperatieve Rabobank,
Gtd. Notes
3.875%	02/08/22		750	791,538
3.950%	11/09/22		3,975	4,023,590
Koninklijke KPN NV,
Jr. Sub. Notes, 144A
7.000%(c)	03/28/73		1,180	1,247,850

				10,433,027

New Zealand
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is,
Gtd. Notes, 144A
5.625%	12/15/16	(a)	1,450	1,433,687
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes
5.750%	10/15/20		1,000	1,017,190

				2,450,877

Norway
Statoil ASA,
Gtd. Notes
3.700%	03/01/24		3,000	3,039,423

Peru — 0.1%
BBVA Banco Continental SA,
Sr. Unsec’d. Notes, 144A
3.250%	04/08/18		3,380	3,380,000

Poland
Eileme 2 AB,
Sr. Sec’d. Notes, 144A
11.625%	01/31/20		285	302,100

Switzerland — 0.3%
Credit Suisse AG,
Sr. Unsec’d. Notes
1.700%	04/27/18		7,065	7,014,273
Glencore Funding LLC,
Gtd. Notes, 144A
1.377%(c)	04/16/18		3,775	3,185,356
UBS AG,
Sr. Unsec’d. Notes
1.375%	06/01/17		3,065	3,050,395
Sr. Unsec’d. Notes, MTN
1.303%(c)	03/26/18		6,020	6,008,857

				19,258,881

United Kingdom — 1.3%
Abbey National Treasury Services PLC,
Gtd. Notes, MTN
1.232%(c)	08/24/18		3,500	3,498,684
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
6.500%	07/15/22		785	818,363
Barclays Bank PLC,
Sr. Unsec’d. Notes
6.750%	05/22/19		1,150	1,307,404
Sub. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
5.140%	10/14/20		1,045	$1,134,034
Sub. Notes, 144A
10.179%	06/12/21		6,700	8,679,153
Barclays PLC,
Sr. Unsec’d. Notes
3.650%	03/16/25	(a)	5,720	5,497,063
Delphi Automotive PLC,
Gtd. Notes
3.150%	11/19/20		3,165	3,160,908
Delphi Corp.,
Gtd. Notes
4.150%	03/15/24		1,850	1,864,149
Fiat Chrysler Automobiles NV,
Sr. Unsec’d. Notes
5.250%	04/15/23		600	589,500
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22		8,740	9,174,964
4.875%	01/14/22	(a)	3,885	4,261,468
Sub. Notes
4.250%	08/18/25		2,310	2,292,460
5.250%	03/14/44		1,865	1,935,169
Inmarsat Finance PLC,
Gtd. Notes, 144A
4.875%	05/15/22		2,735	2,666,625
Jaguar Land Rover Automotive PLC,
Gtd. Notes, 144A
3.500%	03/15/20		400	388,000
5.625%	02/01/23	(a)	500	505,000
Lloyds Bank PLC,
Gtd. Notes
2.300%	11/27/18		970	973,851
Rio Tinto Finance USA Ltd.,
Gtd. Notes
7.125%	07/15/28		825	972,750
Rio Tinto Finance USA PLC,
Gtd. Notes
2.250%	12/14/18		2,500	2,437,655
3.500%	03/22/22		8,175	7,705,493
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes
1.875%	03/31/17		5,495	5,472,003
Sub. Notes
5.125%	05/28/24		900	911,840
6.000%	12/19/23		395	425,421
6.100%	06/10/23		1,050	1,128,166
Royal Bank of Scotland PLC (The),
Gtd. Notes
4.375%	03/16/16		8,750	8,807,085
Sable International Finance Ltd.,
Sr. Sec’d. Notes, 144A
8.750%	02/01/20		720	754,200
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
2.875%	10/16/20		1,765	1,753,017
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A
1.700%	04/17/18	(a)	9,005	8,913,869
Sub. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
5.700%	01/25/22		1,940	$2,058,668
Sub. Notes, 144A
5.200%	01/26/24	(a)	5,230	5,377,151
Tesco PLC,
Sr. Unsec’d. Notes, 144A
6.150%	11/15/37		1,431	1,240,882
UBM PLC,
Sr. Unsec’d. Notes, 144A
5.750%	11/03/20		1,980	2,116,097
Virgin Media Finance PLC,
Gtd. Notes, 144A
5.750%	01/15/25		1,000	962,500

				99,783,592

United States — 13.6%
21st Century Fox America, Inc.,
Gtd. Notes
4.500%	02/15/21		3,300	3,550,906
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.000%	11/06/18		3,715	3,698,457
2.500%	05/14/20		5,415	5,360,558
3.200%	11/06/22		2,630	2,588,796
3.600%	05/14/25	(a)	6,740	6,651,942
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		2,105	1,989,225
Actavis Funding SCS,
Gtd. Notes
3.450%	03/15/22		7,788	7,796,497
3.800%	03/15/25		1,904	1,894,276
4.550%	03/15/35		2,720	2,643,451
4.750%	03/15/45		3,405	3,320,028
4.850%	06/15/44		4,793	4,742,290
Activision Blizzard, Inc.,
Gtd. Notes, 144A
5.625%	09/15/21		1,125	1,178,437
AES Corp.,
Sr. Unsec’d. Notes
3.414%(c)	06/01/19		1,475	1,353,313
4.875%	05/15/23		815	713,125
5.500%	03/15/24		245	218,663
Aflac, Inc.,
Sr. Unsec’d. Notes
2.400%	03/16/20		3,325	3,342,553
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		1,790	1,445,425
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.625%	12/15/18		465	475,463
5.500%	02/15/22		1,220	1,250,500
6.750%	04/15/17		1,565	1,632,498
Alere, Inc.,
Gtd. Notes, 144A
6.375%	07/01/23		1,055	986,425
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.900%	06/15/23		1,080	1,066,656

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		945	$900,113
Alliance One International, Inc.,
Sec’d. Notes
9.875%	07/15/21	(a)	764	561,540
Ally Financial, Inc.,
Gtd. Notes
3.500%	07/18/16		1,160	1,162,900
7.500%	09/15/20		2,396	2,710,475
Sr. Unsec’d. Notes
3.250%	09/29/17		1,315	1,313,356
4.125%	02/13/22		2,275	2,252,250
5.125%	09/30/24		335	342,956
Sub. Notes
5.750%	11/20/25		550	556,875
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24		1,720	1,781,894
4.750%	05/05/21		1,520	1,649,232
9.950%	11/10/38		2,847	4,563,362
10.200%	02/06/39		888	1,456,189
AMAG Pharmaceuticals, Inc.,
Gtd. Notes, 144A
7.875%	09/01/23	(a)	322	283,360
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23		1,133	1,114,405
American Express Centurion Bank,
Sr. Unsec’d. Notes, MTN
6.000%	09/13/17		1,500	1,606,711
American Express Co.,
Jr. Sub. Notes
4.900%(c)	12/29/49		580	551,000
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.722%(c)	06/05/17		5,510	5,481,403
American International Group, Inc.,
Sr. Unsec’d. Notes
4.375%	01/15/55		2,125	1,825,983
6.400%	12/15/20		3,330	3,841,605
American Tower Corp.,
Sr. Unsec’d. Notes
2.800%	06/01/20	(a)	9,825	9,711,924
3.400%	02/15/19		3,485	3,574,875
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
6.750%	05/20/20		1,210	1,176,725
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/45		1,770	1,626,865
Amgen, Inc.,
Sr. Unsec’d. Notes
3.875%	11/15/21		1,960	2,042,075
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24	(a)	7,840	6,964,617

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Anthem, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42		1,465	$1,383,423
4.650%	01/15/43		2,200	2,093,441
Apple, Inc.,
Sr. Unsec’d. Notes
4.375%	05/13/45	(a)	4,225	4,266,029
Aramark Services, Inc.,
Gtd. Notes, 144A
5.125%	01/15/24		445	453,344
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	04/01/21		920	756,700
Argos Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	(a)	600	594,900
AT&T, Inc.,
Sr. Unsec’d. Notes
2.400%	08/15/16		6,540	6,583,223
3.900%	03/11/24		4,485	4,579,571
4.350%	06/15/45		2,350	2,010,357
4.500%	05/15/35		4,310	3,986,151
4.750%	05/15/46		4,125	3,776,833
AutoNation, Inc.,
Gtd. Notes
4.500%	10/01/25		5,350	5,426,960
AutoZone, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/23		3,795	3,667,803
Bank of America Corp.,
Jr. Sub. Notes
5.200%(c)	12/29/49		1,260	1,173,375
6.500%(c)	10/29/49	(a)	420	442,575
Sr. Unsec’d. Notes, MTN
1.196%(c)	04/01/19		4,960	4,938,151
3.300%	01/11/23		6,255	6,156,953
5.000%	01/21/44		1,265	1,320,268
5.625%	07/01/20		7,305	8,114,168
Sub. Notes, MTN
3.950%	04/21/25		5,250	5,112,287
4.000%	01/22/25		4,527	4,431,607
4.200%	08/26/24		1,695	1,681,742
Bank of America NA,
Sr. Unsec’d. Notes
1.750%	06/05/18		4,050	4,023,963
Sub. Notes
6.100%	06/15/17		1,400	1,479,187
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
4.685%	12/15/44		2,220	2,239,782
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18		1,160	1,253,185
6.500%	09/15/37		2,970	3,614,570
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19		289	260,100

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18		3,405	$3,422,897
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23		970	996,675
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
7.875%	04/15/22		550	99,000
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A
6.000%	10/15/25		2,299	2,344,980
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42		2,160	2,053,929
4.700%	09/01/45		2,850	2,843,807
BWAY Holding Co.,
Sr. Unsec’d. Notes, 144A
9.125%	08/15/21		1,675	1,566,125
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties,
Sr. Sec’d. Notes
8.000%	10/01/20	(a)	665	631,750
California Resources Corp.,
Gtd. Notes
5.500%	09/15/21	(a)	528	166,320
Calpine Corp.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/22		375	387,071
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)	1,435	1,266,387
Capital One Bank USA NA,
Sr. Unsec’d. Notes
1.300%	06/05/17		2,310	2,291,453
Sub. Notes
3.375%	02/15/23		5,665	5,543,639
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	02/05/25	(a)	3,065	2,962,739
Capital One NA,
Sr. Unsec’d. Notes
2.950%	07/23/21		2,620	2,593,431
CBS Corp.,
Gtd. Notes
4.600%	01/15/45	(a)	2,974	2,551,368
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23		905	906,131
5.250%	09/30/22		2,280	2,302,800
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.908%	07/23/25		4,640	4,635,485
6.384%	10/23/35		660	666,818
6.484%	10/23/45	(a)	11,050	11,068,111
CCOH Safari LLC,
Sr. Unsec’d. Notes, 144A
5.750%	02/15/26		550	551,375

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25		920	$777,400
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		500	450,000
Chaparral Energy, Inc.,
Gtd. Notes
9.875%	10/01/20		670	167,500
Chesapeake Energy Corp.,
Gtd. Notes
3.571%(c)	04/15/19		810	226,800
4.875%	04/15/22		755	209,558
5.375%	06/15/21		605	163,350
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
2.450%	05/01/20		2,290	2,261,819
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	1,105	1,048,369
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	640	636,800
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22		1,590	1,632,739
5.000%	08/01/23		500	507,500
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	04/29/49	(a)	670	634,825
5.950%(c)	12/29/49	(a)	965	961,984
Sr. Unsec’d. Notes
1.013%(c)	04/27/18		10,805	10,761,294
2.150%	07/30/18		2,935	2,932,825
8.125%	07/15/39		3,075	4,410,402
Sub. Notes
3.875%	03/26/25		4,735	4,608,519
4.300%	11/20/26		9,125	9,079,959
Claire’s Stores, Inc.,
Gtd. Notes, 144A
7.750%	06/01/20	(a)	475	66,500
Comcast Corp.,
Gtd. Notes
4.500%	01/15/43		1,965	1,956,912
4.750%	03/01/44		920	955,611
CommScope Technologies Finance LLC,
Sr. Unsec’d. Notes, 144A
6.000%	06/15/25		1,075	1,034,687
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		195	186,956
Sr. Sec’d. Notes, 144A
4.375%	06/15/20		810	816,075
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23		775	716,875
ConocoPhillips Co.,
Gtd. Notes
3.350%	11/15/24		5,840	5,340,773

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22	(a)	11,513	$8,490,837
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.125%	03/01/22		1,190	827,050
Gtd. Notes, 144A
6.250%	04/01/23		1,460	1,018,350
Crimson Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		560	383,600
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37		940	1,094,043
CVS Health Corp.,
Sr. Unsec’d. Notes
2.250%	12/05/18		2,285	2,296,025
5.125%	07/20/45		3,320	3,497,391
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes, 144A
6.375%	11/15/22		945	973,350
Dana Holding Corp.,
Sr. Unsec’d. Notes
5.375%	09/15/21	(a)	740	734,450
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.125%	07/15/24		1,385	1,385,000
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22	(a)	8,650	7,352,820
5.000%	06/15/45	(a)	4,549	3,447,701
5.850%	12/15/25	(a)	625	607,840
Digital Realty Trust LP,
Gtd. Notes
3.950%	07/01/22		2,885	2,864,808
5.250%	03/15/21	(a)	1,305	1,409,140
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
2.400%	03/15/17		4,350	4,385,004
3.800%	03/15/22		2,140	2,153,531
5.150%	03/15/42		365	340,303
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		3,730	3,704,781
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	(a)	2,425	2,328,742
DISH DBS Corp.,
Gtd. Notes
4.250%	04/01/18		635	636,587
5.000%	03/15/23		1,485	1,288,237
5.875%	11/15/24		175	155,750
Dollar General Corp.,
Sr. Unsec’d. Notes
4.150%	11/01/25		3,300	3,278,253
Dollar Tree, Inc.,
Gtd. Notes, 144A
5.750%	03/01/23		620	641,700

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.625%	10/01/44		645	$583,043
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19		740	695,600
7.375%	11/01/22		590	513,300
7.625%	11/01/24	(a)	1,850	1,581,380
Eastman Chemical Co.,
Sr. Unsec’d. Notes
2.700%	01/15/20		522	516,844
4.650%	10/15/44	(a)	14,435	12,816,129
4.800%	09/01/42		440	403,974
Eco Services Operations LLC/Eco Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	11/01/22		303	257,550
Eldorado Resorts, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/01/23	(a)	1,340	1,313,200
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/21	(a)	445	396,050
8.125%	09/15/23	(a)	275	247,500
Endo Finance LLC,
Gtd. Notes, 144A
5.750%	01/15/22		2,715	2,633,550
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24	(a)	1,300	1,059,500
7.500%	10/15/20		400	370,000
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.150%	10/01/20	(a)	8,965	8,270,150
4.650%	06/01/21		60	56,331
Ensco PLC,
Sr. Unsec’d. Notes
4.500%	10/01/24	(a)	2,180	1,500,649
4.700%	03/15/21	(a)	9,395	7,564,657
5.200%	03/15/25		1,812	1,289,548
5.750%	10/01/44	(a)	6,120	4,034,249
Enterprise Products Operating LLC,
Gtd. Notes
4.850%	03/15/44		2,926	2,368,977
4.950%	10/15/54	(a)	1,865	1,458,962
6.125%	10/15/39		1,858	1,697,311
6.450%	09/01/40		835	793,354
6.650%	04/15/18		2,000	2,171,604
Envision Healthcare Corp.,
Gtd. Notes, 144A
5.125%	07/01/22		825	808,500
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23	(a)	4,706	4,458,271
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22		520	265,200
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21		2,000	1,904,138

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21		2,600	$2,821,731
EV Energy Partners LP/EV Energy Finance Corp.,
Gtd. Notes
8.000%	04/15/19		1,140	570,000
Express Scripts Holding Co.,
Gtd. Notes
4.750%	11/15/21		2,360	2,530,534
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes, 144A
6.750%	06/15/23		360	293,400
Sr. Unsec’d. Notes
6.750%	01/15/22		682	574,585
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/21		2,730	2,784,600
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	(a)	1,868	1,868,000
Sr. Sec’d. Notes, 144A
5.000%	01/15/24		940	935,300
5.375%	08/15/23		550	552,750
First Republic Bank,
Sr. Unsec’d. Notes
2.375%	06/17/19		2,780	2,774,126
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.259%(c)	01/09/18		4,095	4,053,903
1.700%	05/09/16		2,280	2,282,234
4.375%	08/06/23	(a)	6,980	7,172,529
5.000%	05/15/18		3,910	4,107,044
6.625%	08/15/17		3,355	3,576,021
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23		1,015	578,550
Frontier Communications Corp.,
Sr. Unsec’d. Notes, 144A
10.500%	09/15/22		830	826,887
11.000%	09/15/25		796	788,040
GCI, Inc.,
Sr. Unsec’d. Notes
6.875%	04/15/25		565	577,713
GE Capital International Funding Co.,
Gtd. Notes, 144A
3.373%	11/15/25	(a)	8,292	8,441,961
General Electric Capital Corp.,
Gtd. Notes, MTN
3.100%	01/09/23		3,186	3,233,828
General Motors Co.,
Sr. Unsec’d. Notes
3.500%	10/02/18		565	570,673
General Motors Financial Co., Inc.,
Gtd. Notes
2.750%	05/15/16		1,270	1,273,713
3.100%	01/15/19		1,070	1,068,445
3.150%	01/15/20		1,805	1,788,847
3.500%	07/10/19		2,145	2,152,186
3.700%	11/24/20		6,430	6,447,393

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
4.750%	08/15/17		600	$621,865
GenOn Americas Generation LLC,
Sr. Unsec’d. Notes
8.500%	10/01/21		900	659,250
George Washington University (The),
Bonds
3.485%	09/15/22		1,275	1,291,822
Georgia Power Co.,
Sr. Unsec’d. Notes
1.950%	12/01/18		2,440	2,433,815
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/21		3,740	4,046,452
4.500%	02/01/45		4,990	4,881,038
Golden Nugget Escrow, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	12/01/21	(a)	1,410	1,417,050
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/29/49		1,000	993,750
Sr. Unsec’d. Notes
1.048%(c)	05/22/17		4,650	4,643,532
2.600%	04/23/20	(a)	3,423	3,397,006
3.625%	01/22/23		1,495	1,511,976
5.250%	07/27/21		5,480	6,058,798
5.750%	01/24/22		2,310	2,626,980
Sr. Unsec’d. Notes, MTN
2.012%(c)	11/29/23		7,875	7,944,891
5.375%	03/15/20		3,965	4,355,723
Sub. Notes
5.150%	05/22/45	(a)	4,915	4,774,362
6.750%	10/01/37		1,630	1,905,366
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.125%	11/15/23		570	584,250
Gray Television, Inc.,
Gtd. Notes
7.500%	10/01/20	(a)	1,090	1,119,975
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22	(a)	1,075	1,053,500
Halcon Resources Corp.,
Sec’d. Notes, 144A
12.000%	02/15/22		60	17,400
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25		7,100	6,913,426
5.000%	11/15/45		5,420	5,357,903
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.625%	03/30/40		815	1,007,237
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		2,300	2,271,250
Sr. Sec’d. Notes
4.750%	05/01/23		4,030	3,989,700
5.000%	03/15/24		600	598,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
HD Supply, Inc.,
Gtd. Notes
11.500%	07/15/20		325	$359,937
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24		785	748,694
Gtd. Notes, 144A
5.750%	09/15/25	(a)	2,382	2,215,260
Hewlett Packard Enterprise Co.,
Gtd. Notes, 144A
4.400%	10/15/22		5,360	5,339,455
4.900%	10/15/25		2,100	2,059,289
Hologic, Inc.,
Gtd. Notes, 144A
5.250%	07/15/22		195	198,900
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.625%	06/01/22		5,135	5,129,634
4.250%	04/01/46		1,925	1,967,910
4.400%	04/01/21	(a)	3,620	3,986,416
5.950%	04/01/41		895	1,113,751
HSBC Bank USA NA,
Sub. Notes
4.875%	08/24/20		3,560	3,886,623
HSBC Finance Corp.,
Sub. Notes
6.676%	01/15/21		2,360	2,708,515
Humana, Inc.,
Sr. Unsec’d. Notes
7.200%	06/15/18		580	648,972
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.000%	08/01/20		1,135	1,144,534
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19		1,250	912,500
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, PIK, 144A
7.125%	05/01/21		540	390,150
Infor US, Inc.,
Gtd. Notes, 144A
6.500%	05/15/22		1,255	1,060,475
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
4.650%	11/01/44		2,385	2,282,648
International Business Machines Corp.,
Sr. Unsec’d. Notes
7.625%	10/15/18	(a)	5,000	5,763,505
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.875%	09/01/17		2,005	2,182,944
International Paper Co.,
Sr. Unsec’d. Notes
3.800%	01/15/26		1,470	1,448,310
5.150%	05/15/46		4,606	4,382,075
7.300%	11/15/39		895	1,020,127
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23		1,060	1,033,500

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
JC Penney Corp., Inc.,
Gtd. Notes
5.650%	06/01/20		415	$332,000
6.375%	10/15/36		700	430,500
8.125%	10/01/19		168	152,040
Jones Energy Holdings LLC/Jones Energy Finance Corp.,
Gtd. Notes
6.750%	04/01/22		1,035	579,600
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(c)	12/29/49		570	567,863
Sr. Unsec’d. Notes
4.400%	07/22/20		6,100	6,511,018
Sub. Notes
3.875%	09/10/24		14,455	14,379,025
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17		5,060	5,409,950
Kansas City Southern de Mexico SA de CV,
Gtd. Notes
3.000%	05/15/23		1,785	1,689,133
KB Home,
Gtd. Notes
4.750%	05/15/19		615	596,550
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24		2,290	1,947,959
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25		4,650	4,017,633
5.550%	06/01/45	(a)	3,585	2,798,559
Gtd. Notes, 144A
5.625%	11/15/23		750	685,595
Kindred Healthcare, Inc.,
Gtd. Notes
6.375%	04/15/22	(a)	620	514,600
Kraft Foods Group, Inc.,
Gtd. Notes
5.000%	06/04/42	(a)	1,830	1,842,611
6.500%	02/09/40		1,865	2,174,101
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.500%	07/15/22		8,955	9,016,745
5.200%	07/15/45		3,410	3,563,136
Kroger Co. (The),
Sr. Unsec’d. Notes
5.000%	04/15/42		1,205	1,232,714
5.150%	08/01/43		582	609,714
L Brands, Inc.,
Gtd. Notes
6.625%	04/01/21		955	1,057,663
Gtd. Notes, 144A
6.875%	11/01/35		1,085	1,114,837
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
4.700%	02/01/45		2,440	2,229,321
Landry’s, Inc.,
Gtd. Notes, 144A
9.375%	05/01/20		1,480	1,557,700

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Lennar Corp.,
Gtd. Notes
4.750%	11/15/22	630	$624,645
Level 3 Financing, Inc.,
Gtd. Notes, 144A
5.375%	05/01/25	1,000	995,000
Levi Strauss & Co.,
Sr. Unsec’d. Notes
6.875%	05/01/22	1,105	1,182,350
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	1,015	1,085,567
6.500%	05/01/42	1,005	1,142,449
LifePoint Hospitals, Inc.,
Gtd. Notes
5.500%	12/01/21	790	803,825
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
6.500%	09/15/21	1,750	236,250
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
5.375%	06/15/22	245	241,325
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.500%	11/23/20	4,395	4,368,933
3.550%	01/15/26	1,545	1,550,437
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	2,695	2,461,058
5.250%	07/15/43	1,705	1,636,948
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23	2,050	1,857,817
5.125%	01/15/42	1,195	1,027,224
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.000%	09/15/54	7,420	5,943,004
5.125%	03/01/21	1,650	1,731,815
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.800%	07/15/21	3,780	4,114,511
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.200%	05/26/20	2,164	2,124,793
3.500%	07/15/20	1,201	1,238,866
3.700%	01/30/26	3,420	3,417,189
4.875%	12/09/45	4,430	4,456,983
McGraw Hill Financial, Inc.,
Gtd. Notes
2.500%	08/15/18	1,420	1,428,862
4.000%	06/15/25	2,551	2,557,201
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
3.000%	11/15/20	2,360	2,359,287
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23	1,200	1,206,000

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		3,529	$3,640,001
Memorial Production Partners LP/Memorial Production Finance Corp.,
Gtd. Notes
6.875%	08/01/22		190	57,000
7.625%	05/01/21		810	243,000
Men’s Wearhouse, Inc. (The),
Gtd. Notes
7.000%	07/01/22	(a)	3,057	2,170,470
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.350%	02/10/22		4,615	4,531,275
2.750%	02/10/25		1,810	1,762,049
Meritor, Inc.,
Gtd. Notes
6.250%	02/15/24	(a)	4,417	3,776,535
MetLife, Inc.,
Jr. Sub. Notes
5.250%(c)	12/29/49		700	712,250
6.400%	12/15/66		4,005	4,375,463
Sr. Unsec’d. Notes
4.600%	05/13/46	(a)	905	910,986
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23	(a)	700	694,750
6.875%	04/01/16		495	499,331
7.750%	03/15/22		375	398,437
Microsoft Corp.,
Sr. Unsec’d. Notes
3.125%	11/03/25	(a)	5,360	5,388,435
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC,
Gtd. Notes
9.250%	06/01/21		395	45,425
10.750%	10/01/20		237	28,440
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21		1,219	1,136,717
Modular Space Corp.,
Sec’d. Notes, 144A
10.250%	01/31/19		343	137,200
Monsanto Co.,
Sr. Unsec’d. Notes
4.700%	07/15/64		5,070	3,849,727
Morgan Stanley,
Sr. Unsec’d. Notes
3.750%	02/25/23		6,015	6,160,960
Sr. Unsec’d. Notes, MTN
4.000%	07/23/25		1,680	1,730,020
5.500%	01/26/20		2,660	2,928,426
5.500%	07/28/21		1,580	1,770,188
Sub. Notes, MTN
4.350%	09/08/26		12,450	12,490,699
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21		1,695	1,699,544
4.875%	11/15/41		270	235,017

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
MPG Holdco I, Inc.,
Gtd. Notes
7.375%	10/15/22	(a)	1,255	$1,267,550
MSCI, Inc.,
Gtd. Notes, 144A
5.750%	08/15/25		800	820,000
Multi-Color Corp.,
Gtd. Notes, 144A
6.125%	12/01/22		578	572,220
Mustang Merger Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/21		990	1,027,125
Navient Corp.,
Sr. Unsec’d. Notes
5.500%	01/25/23		390	312,000
Sr. Unsec’d. Notes, MTN
5.500%	01/15/19		850	794,750
6.000%	01/25/17		2,065	2,116,625
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21		3,050	3,313,001
5.150%	04/30/20		5,890	6,576,627
NCI Building Systems, Inc.,
Gtd. Notes, 144A
8.250%	01/15/23		285	299,250
NCR Corp.,
Gtd. Notes
5.875%	12/15/21		460	453,100
6.375%	12/15/23		345	339,825
NES Rentals Holdings, Inc.,
Sec’d. Notes, 144A
7.875%	05/01/18		1,750	1,592,500
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		1,065	1,051,687
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44		1,065	1,082,451
Noble Energy, Inc.,
Gtd. Notes
5.875%	06/01/24		525	502,365
Sr. Unsec’d. Notes
4.150%	12/15/21		8,825	8,552,669
6.000%	03/01/41		1,855	1,599,349
Novelis, Inc.,
Gtd. Notes
8.375%	12/15/17		347	337,457
NRG Energy, Inc.,
Gtd. Notes
6.250%	05/01/24	(a)	815	684,763
8.250%	09/01/20		615	596,550
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22	(a)	670	428,800
6.875%	01/15/23		465	288,300
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23	(a)	8,305	7,816,184

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.950%	04/01/24		3,405	$3,438,801
Omnicom Group, Inc.,
Gtd. Notes
4.450%	08/15/20		3,880	4,137,830
5.900%	04/15/16		500	506,385
ONEOK Partners LP,
Gtd. Notes
8.625%	03/01/19		915	1,008,953
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		955	973,007
Penn Virginia Corp.,
Gtd. Notes
8.500%	05/01/20		704	110,880
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
6.375%	05/16/38		1,525	1,923,479
Phillips 66,
Gtd. Notes
4.300%	04/01/22	(a)	3,250	3,343,590
4.650%	11/15/34		5,846	5,479,263
4.875%	11/15/44		2,720	2,426,683
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.605%	02/15/25		1,250	1,075,299
Pinnacle Entertainment, Inc.,
Gtd. Notes
7.500%	04/15/21		1,330	1,386,525
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.900%	02/15/45		1,940	1,395,209
PNC Bank NA,
Sr. Unsec’d. Notes, MTN
1.850%	07/20/18		3,530	3,523,099
Post Holdings, Inc.,
Gtd. Notes, 144A
7.750%	03/15/24	(a)	450	471,375
8.000%	07/15/25		225	238,500
Praxair, Inc.,
Sr. Unsec’d. Notes
3.200%	01/30/26		3,190	3,197,873
Qualitytech LP/QTS Finance Corp.,
Gtd. Notes
5.875%	08/01/22		1,000	1,020,000
Quintiles Transnational Corp.,
Gtd. Notes, 144A
4.875%	05/15/23		620	623,100
Regions Bank,
Sr. Unsec’d. Notes
2.250%	09/14/18		3,785	3,781,022
Republic Services, Inc.,
Gtd. Notes
5.250%	11/15/21		2,895	3,200,527
Reynolds American, Inc.,
Gtd. Notes
4.450%	06/12/25		1,955	2,044,600
5.700%	08/15/35		1,679	1,839,878

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.850%	08/15/45		1,152	$1,280,724
7.250%	06/15/37		1,195	1,462,985
7.750%	06/01/18		3,190	3,597,003
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23		400	414,000
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21		196	180,320
5.750%	05/15/24		640	556,800
Sr. Sec’d. Notes, 144A
5.625%	03/01/25		2,320	1,963,300
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
5.375%	06/01/23		1,265	1,274,488
5.500%	02/01/21		369	380,993
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		685	677,294
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		385	388,850
SandRidge Energy, Inc.,
Gtd. Notes
8.125%	10/15/22		710	78,100
Select Medical Corp.,
Gtd. Notes
6.375%	06/01/21	(a)	1,330	1,163,750
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		215	210,163
5.625%	11/01/24	(a)	570	582,825
Seventy Seven Operating LLC,
Gtd. Notes
6.625%	11/15/19	(a)	3,495	1,223,250
Signet UK Finance PLC,
Gtd. Notes
4.700%	06/15/24		3,780	3,722,412
Sinclair Television Group, Inc.,
Gtd. Notes
6.375%	11/01/21		399	410,970
Gtd. Notes, 144A
5.625%	08/01/24		440	427,900
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.375%	04/15/25		1,540	1,549,625
6.000%	07/15/24	(a)	705	736,725
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
6.000%	11/15/22		3,000	2,115,000
7.000%	08/15/20		1,025	791,813
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23		1,135	852,385
Steel Dynamics, Inc.,
Gtd. Notes
5.250%	04/15/23		700	638,750

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.750%	03/01/25		2,110	$1,709,100
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A
6.375%	04/01/23		357	335,580
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
7.750%	11/15/22	(a)	3,840	3,484,800
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
2.875%	12/06/22		2,060	1,990,527
4.250%	12/06/42		1,335	1,261,004
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
5.000%	01/15/18		2,085	1,928,625
6.750%	03/15/24		1,275	1,086,938
TEGNA, Inc.,
Gtd. Notes
5.125%	07/15/20		230	238,625
Gtd. Notes, 144A
5.500%	09/15/24		2,830	2,830,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.000%	10/01/20		205	215,763
Sr. Unsec’d. Notes
5.000%	03/01/19	(a)	1,405	1,296,113
6.750%	06/15/23	(a)	735	681,713
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes, 144A
5.500%	10/15/19		140	135,800
6.250%	10/15/22		205	194,238
Time Warner Cable, Inc.,
Gtd. Notes
5.500%	09/01/41		1,842	1,664,514
Time Warner, Inc.,
Gtd. Notes
3.600%	07/15/25	(a)	2,880	2,803,620
4.000%	01/15/22		5,160	5,345,884
T-Mobile USA, Inc.,
Gtd. Notes
6.375%	03/01/25		670	676,700
6.500%	01/15/26		3,460	3,492,835
6.633%	04/28/21		450	466,875
6.731%	04/28/22	(a)	665	693,263
Triangle USA Petroleum Corp.,
Gtd. Notes, 144A
6.750%	07/15/22		1,000	305,000
Tyco International Finance SA,
Gtd. Notes
3.900%	02/14/26		3,645	3,653,125
Tyson Foods, Inc.,
Gtd. Notes
5.150%	08/15/44		970	1,012,876
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.850%	06/15/44		1,000	1,085,240

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25	(a)	1,560	$1,513,200
6.125%	06/15/23	(a)	1,450	1,482,625
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		280	266,000
US Bancorp,
Jr. Sub. Notes
5.125%(c)	12/29/49		1,685	1,692,920
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.625%	12/01/21		800	736,000
5.875%	05/15/23		1,710	1,526,175
6.125%	04/15/25	(a)	2,730	2,436,525
Valero Energy Corp.,
Sr. Unsec’d. Notes
6.625%	06/15/37		2,850	2,865,444
9.375%	03/15/19		1,052	1,242,864
Vander Intermediate Holding II Corp.,
Sr. Unsec’d. Notes, PIK, 144A
9.750%	02/01/19	(a)	1,600	1,040,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.877%(c)	06/09/17		3,270	3,256,223
2.450%	11/01/22		1,835	1,736,974
4.672%	03/15/55		9,597	8,332,125
5.012%	08/21/54		7,750	7,095,830
6.350%	04/01/19		1,920	2,160,065
Viacom, Inc.,
Sr. Unsec’d. Notes
5.625%	09/15/19		1,975	2,132,806
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A
8.500%	10/15/22		676	640,510
Visa, Inc.,
Sr. Unsec’d. Notes
4.300%	12/14/45		5,165	5,240,197
Voya Financial, Inc.,
Gtd. Notes
5.500%	07/15/22		4,545	5,085,791
Wave Holdco LLC/Wave Holdco Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	07/15/19		918	885,870
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20		1,650	1,577,813
Wells Fargo & Co.,
Sub. Notes, MTN
4.100%	06/03/26		6,590	6,651,906
Wells Fargo Capital X,
Ltd. Gtd. Notes
5.950%	12/01/86		2,445	2,469,450
Welltower, Inc.,
Sr. Unsec’d. Notes
4.125%	04/01/19		1,425	1,486,133
West Corp.,
Gtd. Notes, 144A
5.375%	07/15/22		1,085	935,813

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	09/15/25	(a)	5,010	$3,751,293
5.100%	09/15/45		700	460,679
5.400%	03/04/44	(a)	4,085	2,737,877
Williams Partners LP/ACMP Finance Corp.,
Sr. Unsec’d. Notes
4.875%	03/15/24		450	360,558
6.125%	07/15/22		240	227,032
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp.,
Sr. Unsec’d. Notes, PIK, 144A
9.750%	06/15/19	(a)	1,235	308,750
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37		2,015	2,395,899
Zions Bancorporation,
Jr. Sub. Notes
5.800%(c)	12/29/49		56	53,620

				1,023,402,320

TOTAL CORPORATE BONDS (cost $1,388,133,552)				1,328,155,805

FOREIGN GOVERNMENT BONDS — 0.1%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45		1,360	907,800
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, 144A
7.158%	03/12/45		4,575	3,831,563
Province of Manitoba (Canada),
Unsec’d. Notes
9.625%	12/01/18		1,170	1,416,886
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18		2,230	2,288,943

TOTAL FOREIGN GOVERNMENT BONDS (cost $9,221,300)				8,445,192

MUNICIPAL BONDS — 0.3%
Florida — 0.2%
State Board of Administration Finance Corp.,
Revenue Bonds,
2.995%	07/01/20		15,695	15,916,613

Ohio
American Municipal Power, Inc.,
Revenue Bonds, BABs,
8.084%	02/15/50		265	385,034

Pennsylvania — 0.1%
Philadelphia Authority for Industrial Development,
Revenue Bonds,
3.964%	04/15/26		2,720	2,690,787

TOTAL MUNICIPAL BONDS (cost $18,808,718)				18,992,434

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.9%
Castlelake Aircraft Securitization Trust,
Series 2015-1A, Class A, 144A
4.703%	12/15/40		5,820	5,793,810

Interest Rate	Maturity Date	Principal Amount (000)#			Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
E-MAC Program BV (Netherlands),
Series 2007-NL3A, Class A1, 144A
0.398%(c)	07/25/47		6,987		$6,841,814
Eurosail PLC (United Kingdom),
Series 2006-3X, Class A3A
0.054%(c)	09/10/44	EUR	1,626		1,721,802
Series 2007-1X, Class A3C
0.749%(c)	03/13/45	GBP	516		720,432
Fannie Mae REMICS,
Series 2012-134, Class IL, IO
3.500%	12/25/32		1,495		262,219
Series 2013-51, Class GI, IO
3.000%	10/25/32		4,610		527,580
Series 2014-11, Class KZ
2.500%	10/25/41		2,549		2,161,643
Freddie Mac REMICS,
Series 2646, Class SH
13.391%(c)	07/15/33		—	(r)	236
Series 4149, Class IO, IO
3.000%	01/15/33		3,798		552,037
Series 4170, Class QI, IO
3.000%	05/15/32		4,607		461,983
Series 4357, Class MA
3.000%	10/15/42		1,488		1,514,293
Government National Mortgage Assoc.,
Series 2014-20, Class SA, IO
5.698%(c)	02/20/44		8,600		1,430,477
Series 2014-43, Class Z
4.000%	03/20/44		3,292		3,524,060
Impac Secured Assets Trust,
Series 2006-1, Class 2A2
0.832%(c)	05/25/36		699		637,545
Series 2006-2, Class 2M1
0.922%(c)	08/25/36		790		719,520
Mansard Mortgages PLC (United Kingdom),
Series 2006-1X, Class A2
0.784%(c)	10/15/48	GBP	1,078		1,457,720
Marble Arch Residential Securitisation No. 4 Ltd. (United Kingdom),
Series 4X, Class A3C
0.766%(c)	03/20/40	GBP	1,513		2,185,514
Mortgage Funding PLC (United Kingdom),
Series 2008-1, Class A2
1.689%(c)	03/13/46	GBP	6,557		8,999,541
Preferred Residential Securities 8 PLC (United Kingdom),
Series 8X, Class A1A2
0.828%(c)	12/15/42	GBP	434		620,524
Series 8X, Class A1C
0.102%(c)	12/15/42	EUR	111		116,826
Residential Mortgage Securities 20 PLC (United Kingdom),
Series 20X, Class A2A
0.836%(c)	08/10/38	GBP	1,868		2,575,455
Residential Mortgage Securities 21 PLC (United Kingdom),
Series 21X, Class A3A
0.975%(c)	11/12/38	GBP	578		799,872
Residential Mortgage Securities PLC (United Kingdom),
Series 22X, Class A3A
0.933%(c)	11/14/39	GBP	2,284		3,122,877

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RMAC Securities PLC (United Kingdom),
Series 2003-NS2X, Class A3
1.039%(c)	09/12/35		GBP	1,095	$1,536,989
Series 2003-NS3X, Class A3
1.489%(c)	12/12/35		GBP	4,587	6,537,026
Series 2004-NS2X, Class A3
0.829%(c)	06/12/36		GBP	854	1,148,649
Series 2006-NS1X, Class A2A
0.739%(c)	06/12/44		GBP	2,914	3,902,109
Thornburg Mortgage Securities Trust,
Series 2005-1, Class A3
2.269%(c)	04/25/45			1,481	1,479,222
Thrones PLC (United Kingdom),
Series 2013-1, Class A
2.082%(c)	07/20/44		GBP	2,076	3,053,316

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $68,562,607)					64,405,091

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
Federal Home Loan Mortgage Corp.
3.000%	01/01/43-03/01/43			10,830	10,837,210
Federal National Mortgage Assoc.
3.000%	04/01/43-08/01/43			21,790	21,863,302
3.248%(c)	06/01/42			1,378	1,426,526
4.000%	01/01/44			9,883	10,461,487
4.500%	12/01/43			29,901	32,294,392
Government National Mortgage Assoc.
4.000%	03/20/42			254	270,839
4.500%	07/20/41			285	307,326
5.500%	02/20/34-01/15/37			844	951,299
6.000%	12/15/38			238	269,516

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $76,999,383)					78,681,897

U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bonds
2.500%	02/15/45			2,170	1,946,983
3.000%	05/15/45			985	980,499
U.S. Treasury Inflation Indexed Bonds, TIPS
0.750%	02/15/45			10,595	9,332,580
U.S. Treasury Notes
0.750%	10/31/17			8,670	8,623,945
1.125%	12/31/19			19,315	18,948,324
1.625%	11/30/20			965	959,270
2.000%	02/15/25			15,820	15,464,667
2.125%	05/15/25			265	261,543
2.250%	11/15/25	(a)		2,260	2,254,967
2.375%	08/15/24			7,575	7,654,007

TOTAL U.S. TREASURY OBLIGATIONS (cost $66,437,837)					66,426,785

TOTAL LONG-TERM INVESTMENTS (cost $5,286,749,168)					5,244,152,231

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 36.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $2,737,953,023; includes $625,807,153 of cash collateral for securities on loan)(b)(w)(Note 4)	2,737,953,023	$2,737,953,023

TOTAL INVESTMENTS — 106.0% (cost $8,024,702,191)		7,982,105,254
Liabilities in excess of other assets(z) — (6.0)%		(453,407,253)

NET ASSETS — 100.0%		$7,528,698,001

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $604,950,259; cash collateral of $625,807,153 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
1,874	90 Day Euro Dollar	Dec. 2016	$463,061,137	$462,737,450	$(323,687)
1,708	2 Year U.S. Treasury Notes	Mar. 2016	371,535,765	371,036,314	(499,451)
243	5 Year U.S. Treasury Notes	Mar. 2016	28,803,060	28,751,836	(51,224)
1,470	10 Year Australian Treasury Bonds	Mar. 2016	1,033,977,890	1,034,457,224	479,334
810	10 Year U.K. Gilt	Mar. 2016	139,973,464	139,436,115	(537,349)
24	10 Year U.S. Treasury Notes	Mar. 2016	3,016,170	3,021,750	5,580
478	20 Year U.S. Treasury Bonds	Mar. 2016	73,432,688	73,492,500	59,812
15,113	Euro STOXX 50 Index	Mar. 2016	529,651,349	539,040,243	9,388,894
1,604	FTSE 100 Index	Mar. 2016	140,317,191	146,559,816	6,242,625
88	Mini MSCI EAFE Index	Mar. 2016	7,451,608	7,472,080	20,472
2,575	NASDAQ 100 E-Mini Index	Mar. 2016	238,845,423	236,269,125	(2,576,298)
1,507	Nikkei 225 Index	Mar. 2016	247,110,637	238,597,363	(8,513,274)
4,119	Russell 2000 Mini Index	Mar. 2016	460,431,178	466,064,850	5,633,672
1,966	S&P 500 E-Mini	Mar. 2016	196,710,100	200,079,820	3,369,720

					12,698,826

Short Positions:
1,874	90 Day Euro Dollar	Dec. 2017	460,522,382	460,184,125	338,257
136	2 Year U.S. Treasury Notes	Mar. 2016	29,576,137	29,543,875	32,262
4,086	5 Year U.S. Treasury Notes	Mar. 2016	485,025,647	483,456,799	1,568,848
1,586	10 Year U.S. Treasury Notes	Mar. 2016	200,275,975	199,687,313	588,662
5	20 Year U.S. Treasury Bonds	Mar. 2016	769,172	768,750	422
308	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	48,789,125	48,875,750	(86,625)

					2,441,826

					$15,140,652

(1)	Cash of $98,857,506 has been segregated with UBS AG to cover requirements for open future contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/10/16	Citigroup Global Markets	AUD	13,811	$10,033,540	$10,028,595	$(4,945)
British Pound,
Expiring 01/13/16	Citigroup Global Markets	GBP	4,942	7,500,442	7,285,331	(215,111)
Danish Krone,
Expiring 03/10/16	Deutsche Bank AG	DKK	30,179	4,437,693	4,404,203	(33,490)
Euro,
Expiring 03/10/16	BNP Paribas	EUR	23,463	25,967,628	25,544,576	(423,052)
Expiring 03/10/16	BNP Paribas	EUR	16,669	18,448,364	18,147,812	(300,552)
Expiring 03/10/16	Hong Kong & Shanghai Bank	EUR	25,000	27,602,850	27,217,935	(384,915)
Expiring 03/10/16	Hong Kong & Shanghai Bank	EUR	16,500	18,217,881	17,963,837	(254,044)
Expiring 03/10/16	Standard Chartered PLC	EUR	20,000	22,130,000	21,774,348	(355,652)
Expiring 03/10/16	Standard Chartered PLC	EUR	16,000	17,704,000	17,419,478	(284,522)
Expiring 03/10/16	UBS AG	EUR	25,000	27,618,300	27,217,935	(400,365)
Expiring 03/10/16	UBS AG	EUR	16,500	18,228,096	17,963,855	(264,241)
Expiring 03/10/16	UBS AG	EUR	5,000	5,523,660	5,443,587	(80,073)

				$203,412,454	$200,411,492	(3,000,962)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 03/10/16	JPMorgan Chase	GBP	103,348	$156,909,961	$152,373,819	$4,536,142

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 03/10/16	Royal Bank of Canada	GBP	15,567	$23,675,145	$22,951,170	$723,975
Canadian Dollar,
Expiring 03/10/16	State Street Bank	CAD	20,164	14,837,603	14,575,293	262,310
Euro,
Expiring 03/10/16	Citigroup Global Markets	EUR	65,669	71,990,968	71,494,983	495,985
Expiring 03/10/16	Citigroup Global Markets	EUR	38,227	42,092,476	41,618,400	474,076
Japanese Yen,
Expiring 03/10/16	Deutsche Bank AG	JPY	3,391,147	28,068,227	28,261,070	(192,843)
New Taiwanese Dollar,
Expiring 03/10/16	Deutsche Bank AG	TWD	5,176,600	157,712,580	157,722,190	(9,610)
Expiring 03/10/16	Hong Kong & Shanghai Bank	TWD	4,405,560	134,266,732	134,229,914	36,818
Expiring 03/10/16	Hong Kong & Shanghai Bank	TWD	2,937,040	89,648,857	89,486,609	162,248
Norwegian Krone,
Expiring 03/10/16	Standard Chartered PLC	NOK	179,940	20,829,641	20,314,421	515,220
Singapore Dollar,
Expiring 03/10/16	Citigroup Global Markets	SGD	149,442	106,371,983	105,151,022	1,220,961
Expiring 03/10/16	JPMorgan Chase	SGD	149,442	106,349,274	105,151,022	1,198,252
Expiring 03/10/16	Standard Chartered PLC	SGD	149,442	106,349,275	105,151,023	1,198,252
South African Rand,
Expiring 03/10/16	Royal Bank of Canada	ZAR	52,783	3,283,544	3,368,341	(84,797)
South Korean Won,
Expiring 03/10/16	Hong Kong & Shanghai Bank	KRW	272,538,000	231,160,305	232,062,442	(902,137)
Swiss Franc,
Expiring 03/10/16	Credit Suisse First Boston Corp.	CHF	1,848	1,875,975	1,850,675	25,300
Turkish Lira,
Expiring 03/10/16	Hong Kong & Shanghai Bank	TRY	8,835	2,902,096	2,969,507	(67,411)

				$1,298,324,642	$1,288,731,901	9,592,741

						$6,591,779

Cross currency exchange contracts outstanding at December 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/10/16	Buy	AUD	223,156	NZD	241,455	$(2,386,914)	Standard Chartered PLC
03/10/16	Buy	CHF	53,232	GBP	36,326	(248,669)	BNP Paribas
03/10/16	Buy	CHF	29,592	GBP	20,180	(117,526)	Hong Kong & Shanghai Bank
03/10/16	Buy	CHF	65,023	GBP	44,341	(258,242)	Hong Kong & Shanghai Bank
01/13/16	Buy	GBP	1,334	EUR	1,845	(39,029)	Westpac Banking Corp.
03/10/16	Buy	JPY	29,033,674	GBP	157,842	9,241,434	Hong Kong & Shanghai Bank
03/10/16	Buy	SEK	655,000	EUR	70,399	1,108,068	Skandinaviska Enskilda Banken
03/10/16	Buy	SEK	655,010	EUR	70,287	1,231,618	Skandinaviska Enskilda Banken

						$8,530,740

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total Return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation(1)
OTC swap agreements:
UBS AG	02/25/16	(157,528)	Pay fixed payments on the S&P 500 Consumer Staples Trust and receive variable payments on 3 Month LIBOR-BBA -.19 bps	$(5,066,409)	$—	$(5,066,409)
UBS AG	02/25/16	159,996	Receive fixed payments on the S&P 500 Consumer Discretionary Index and pay variable payments on the 3 Month LIBOR-ICE +.08 bps	(5,110,620)	—	(5,110,620)
UBS AG	02/25/16	118,818	Receive fixed payments on the S&P 500 Financial Sector Index and pay variable payments on the 3 Month LIBOR-ICE +.55 bps	(3,156,708)	—	(3,156,708)

				$(13,333,737)	$—	$(13,333,737)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized depreciation.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$292,594	$54,583,341	$—
Austria	—	1,351,398	—
Belgium	195,951	15,974,418	—
Bermuda	939,477	—	—
Brazil	6,387,732	—	—
Canada	27,446,043	—	—
Chile	939,195	—	—
China	5,446,679	31,159,565	21,951
Colombia	302,131	—	—
Cyprus	81,718	—	—
Denmark	—	6,692,407	—
Finland	1,166,167	13,998,802	—
France	154,559	64,950,421	—
Germany	419,356	49,624,676	—
Greece	144,330	870,675	—
Guernsey	358,826	—	—
Hong Kong	2,838,478	31,343,982	—
Hungary	—	755,795	—
India	8,247,195	—	—
Indonesia	—	5,461,038	—
Ireland	514,551	12,671,463	—
Israel	12,775,792	4,310,616	—
Italy	540,716	13,194,243	18,812
Japan	115,900	424,694,131	—
Kazakhstan	148,955	—	—
Luxembourg	—	1,690,195	—
Malaysia	—	1,306,616	—
Mexico	240,662	—	—
Netherlands	—	21,683,643	—

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
New Zealand	$—	$1,021,732	$—
Norway	—	21,328,673	—
Panama	892,810	—	—
Peru	3,704,174	—	—
Philippines	706,000	421,732	—
Poland	—	2,815,394	—
Portugal	—	314,812	—
Puerto Rico	297,372	—	—
Russia	7,974,322	—	—
Singapore	1,188,340	14,490,182	—
South Africa	836,529	14,323,417	—
South Korea	52,894	11,024,520	—
Spain	—	8,309,307	—
Sweden	177,334	25,249,550	—
Switzerland	297,508	61,963,923	—
Taiwan	3,867,500	22,077,817	—
Thailand	—	8,778,978	—
Turkey	40,318	3,159,020	—
United Kingdom	6,311,707	179,582,790	—
United States	1,071,951,497	—	—
Exchange Traded Funds	540,325,035	—	—
Preferred Stocks
Brazil	2,167,333	—	—
Germany	214,661	888,692	—
Rights
Taiwan	—	105	—
Unaffiliated Funds	496,939,820	—	—
Warrants
India	—	3,247,149	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	252,350,782	—
Residential Mortgage-Backed Securities	—	49,915	—
Commercial Mortgage-Backed Securities	—	83,646,188	—
Corporate Bonds	—	1,328,138,405	17,400
Foreign Government Bonds	—	8,445,192	—
Municipal Bonds	—	18,992,434	—
Residential Mortgage-Backed Securities	—	58,611,281	5,793,810
U.S. Government Agency Obligations	—	78,681,897	—
U.S. Treasury Obligations	—	66,426,785	—
Affiliated Money Market Mutual Fund	2,737,953,023	—	—
Other Financial Instruments*
Futures	15,140,652	—	—
OTC Forward Foreign Currency Contracts	—	6,591,779	—
OTC Cross Currency Exchange Contracts	—	8,530,740	—
OTC Total Return Swaps	—	(13,333,737)	—

Total	$4,960,735,836	$3,032,446,879	$5,851,973

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (8.3% represents investments purchased with collateral from securities on loan)	36.4%
Banks	7.9
Exchange Traded Funds	7.2
Unaffiliated Funds	6.6

Non-Residential Mortgage-Backed Securities	3.4%
Pharmaceuticals	3.0
Media	1.8
Insurance	1.8
Oil & Gas	1.7
Real Estate Investment Trusts (REITs)	1.4
Oil, Gas & Consumable Fuels	1.4
Chemicals	1.4
Commercial Mortgage-Backed Securities	1.1
Diversified Financial Services	1.1
U.S. Government Agency Obligations	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Telecommunications	1.0%
Specialty Retail	1.0
U.S. Treasury Obligations	0.9
Software	0.9
Health Care Providers & Services	0.9
Residential Mortgage-Backed Securities	0.9
Machinery	0.8
Retail	0.8
Technology Hardware, Storage & Peripherals	0.8
IT Services	0.8
Biotechnology	0.7
Wireless Telecommunication Services	0.7
Semiconductors & Semiconductor Equipment	0.7
Aerospace & Defense	0.6
Pipelines	0.6
Capital Markets	0.6
Internet Software & Services	0.6
Diversified Telecommunication Services	0.6
Food & Staples Retailing	0.6
Food Products	0.5
Metals & Mining	0.5
Auto Manufacturers	0.5
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	0.5
Real Estate Management & Development	0.5
Automobiles	0.5
Hotels, Restaurants & Leisure	0.4
Auto Components	0.4
Household Durables	0.4
Beverages	0.4
Health Care Equipment & Supplies	0.4
Healthcare-Services	0.4
Mining	0.4
Foods	0.4
Household Products	0.3
Road & Rail	0.3
Electric	0.3
Agriculture	0.3
Internet & Catalog Retail	0.3
Tobacco	0.3
Life Sciences Tools & Services	0.3

Industrial Conglomerates	0.3%
Commercial Services & Supplies	0.3
Municipal Bonds	0.3
Computers	0.2
Commercial Services	0.2
Auto Parts & Equipment	0.2
Energy Equipment & Services	0.2
Containers & Packaging	0.2
Communications Equipment	0.2
Professional Services	0.2
Textiles, Apparel & Luxury Goods	0.2
Consumer Finance	0.2
Oil & Gas Services	0.2
Gas Utilities	0.2
Transportation	0.2
Air Freight & Logistics	0.2
Healthcare-Products	0.1
Electric Utilities	0.1
Building Products	0.1
Construction & Engineering	0.1
Personal Products	0.1
Foreign Government Bonds	0.1
Multiline Retail	0.1
Miscellaneous Manufacturing	0.1
Forest Products & Paper	0.1
Construction Materials	0.1
Trading Companies & Distributors	0.1
Airlines	0.1
Transportation Infrastructure	0.1
Packaging & Containers	0.1
Multi-National	0.1
Multi-Utilities	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Advertising	0.1
Lodging	0.1

106.0
Liabilities in excess of other assets	(6.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$24,655,383	*	Due from/to broker-variation margin futures	$11,089,572	*
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	13,333,737
Equity contracts	Unaffiliated investments	3,247,254		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	10,849,539		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,257,760
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	11,581,120		Unrealized depreciation on OTC cross currency exchange contracts	3,050,380
Interest contracts	Due from/to broker-variation margin futures	3,073,177	*	Due from/to broker-variation margin futures	1,498,336	*

Total		$53,406,473			$33,229,785

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$—	$2,659,906	$(223,433)	$—	$2,436,473
Foreign exchange contracts	—	—	—	—	48,357,260	48,357,260
Equity contracts	209,783	845,647	36,344,162	18,727,428	—	56,127,020
Commodity contracts	—	—	—	(26,189,268)	—	(26,189,268)

Total	$209,783	$845,647	$39,004,068	$(7,685,273)	$48,357,260	$80,731,485

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Swaps	Forward & Cross Currency Contracts(4)	Total

Interest rate contracts	$—	$—	$(2,953,093)	$—	$—	$(2,953,093)
Foreign exchange contracts	—	—	—	—	7,469,291	7,469,291
Equity contracts	(20,065)	(1,492,518)	(26,467,432)	(18,974,923)	—	(46,954,938)

Total	$(20,065)	$(1,492,518)	$(29,420,525)	$(18,974,923)	$7,469,291	$(42,438,740)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)	Total Return Swap Agreements(3)
$2,945,427,288	$970,342,654	$225,882,127	$119,567,258	$898,300,019	$290,167

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
BNP Paribas	$—	$—	$—	$—
Citigroup Global Markets	2,191,022	(220,056)	—	1,970,966
Credit Suisse First Boston Corp.	25,300	—	—	25,300
Deutsche Bank AG	—	—	—	—
Hong Kong & Shanghai Bank	9,440,500	(1,984,275)	—	7,456,225
JPMorgan Chase	5,734,394	—	—	5,734,394
Royal Bank of Canada	723,975	(84,797)	—	639,178
Skandinaviska Enskilda Banken	2,339,686	—	—	2,339,686
Standard Chartered PLC	1,713,472	(1,713,472)	—	—
State Street Bank	262,310	—	—	262,310
UBS AG	—	—	—	—
Westpac Banking Corp.	—	—	—	—

	$22,430,659

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
BNP Paribas	$(972,273)	$—	$—	$(972,273)
Citigroup Global Markets	(220,056)	220,056	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	(235,943)	—	—	(235,943)
Hong Kong & Shanghai Bank	(1,984,275)	1,984,275	—	—
JPMorgan Chase	—	—	—	—
Royal Bank of Canada	(84,797)	84,797	—	—
Skandinaviska Enskilda Banken	—	—	—	—
Standard Chartered PLC	(3,027,088)	1,713,472	—	(1,313,616)
State Street Bank	—	—	—	—
UBS AG	(14,078,416)	—	—	(14,078,416)
Westpac Banking Corp.	(39,029)	—	—	(39,029)

	$(20,641,877)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $604,950,259:
Unaffiliated investments (cost $5,286,749,168)	$5,244,152,231
Affiliated investments (cost $2,737,953,023)	2,737,953,023
Foreign currency, at value (cost $76,066,526)	74,668,487
Deposit with Broker for futures	98,857,506
Dividends and interest receivable	21,331,390
Unrealized appreciation on OTC cross currency exchange contracts	11,581,120
Unrealized appreciation on OTC forward foreign currency contracts	10,849,539
Tax reclaim receivable	7,021,032
Receivable for investments sold	1,926,838
Receivable from affiliate	807,111
Receivable for fund share sold	723,990
Prepaid expenses	74,944

Total Assets	8,209,947,211

LIABILITIES:
Payable to broker for collateral for securities on loan	625,807,153
Payable to custodian	14,840,010
Unrealized depreciation on OTC swap agreements	13,333,737
Due to broker-variation margin futures	11,816,938
Payable for investments purchased	4,579,392
Unrealized depreciation on OTC forward foreign currency contracts	4,257,760
Unrealized depreciation on OTC cross currency exchange contracts	3,050,380
Advisory fees payable	2,097,149
Accrued expenses and other liabilities	1,045,619
Distribution fee payable	211,159
Payable for fund share repurchased	209,573
Affiliated transfer agent fee payable	340

Total Liabilities	681,249,210

NET ASSETS	$7,528,698,001

Net assets were comprised of:
Paid-in capital	$6,453,539,958
Retained earnings	1,075,158,043

Net assets, December 31, 2015	$7,528,698,001

Net asset value and redemption price per share, $7,528,698,001 / 512,920,781 outstanding shares of beneficial interest	$14.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $3,455,119, includes $417,041 reimbursable by an affiliate)	$57,885,201
Interest income	35,629,785
Affiliated dividend income	3,353,375
Affiliated income from securities lending, net	901,845

97,770,206

EXPENSES
Advisory fees	43,739,566
Distribution fee	9,799,952
Custodian and accounting fees	1,357,000
Trustees’ fees	59,000
Audit fee	57,000
Insurance expenses	57,000
Legal fees and expenses	20,000
Shareholders’ reports	14,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	1,336
Miscellaneous	90,024

Total expenses	55,210,878

NET INVESTMENT INCOME	42,559,328

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	34,889,063
Net capital gain distribution received	40,208,814
Futures transactions	39,004,068
Swap agreements transactions	(7,685,273)
Foreign currency transactions	46,330,842

152,747,514

Net change in unrealized appreciation (depreciation) on:
Investments	(230,504,440)
Futures	(29,420,525)
Swap agreements	(18,974,923)
Foreign currencies	359,908

(278,539,980)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(125,792,466)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(83,233,138)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$42,559,328	$81,092,200
Net realized gain on investment and foreign currency transactions	152,747,514	267,031,888
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(278,539,980)	(94,383,775)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(83,233,138)	253,740,313

FUND SHARE TRANSACTIONS:
Fund share sold [16,349,747 and 14,071,528 shares, respectively]	246,516,449	199,951,866
Net asset value of shares issued in merger [220,013,634 and 0 shares, respectively] (Note 10)	3,267,221,362	—
Fund share repurchased [33,710,153 and 13,172,707 shares, respectively]	(496,452,475)	(188,743,398)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,017,285,336	11,208,468

TOTAL INCREASE IN NET ASSETS	2,934,052,198	264,948,781
NET ASSETS:
Beginning of year	4,594,645,803	4,329,697,022

End of year	$7,528,698,001	$4,594,645,803

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 90.6%
COMMON STOCKS — 54.7%	Shares	Value (Note 2)
Aerospace & Defense — 1.1%
Boeing Co. (The)	492,210	$71,168,644
DigitalGlobe, Inc.*	52,360	819,958
HEICO Corp. (Class A Stock)	41,097	2,021,972
Honeywell International, Inc.	223,700	23,168,609
Rockwell Collins, Inc.	51,500	4,753,450
Rolls-Royce Holdings PLC (United Kingdom)*	116,029,345	171,051
Rolls-Royce Holdings PLC (United Kingdom), SGMX*	1,370,261	11,606,757
Textron, Inc.	619,900	26,041,999
Triumph Group, Inc.	12,400	492,900
United Technologies Corp.	86,400	8,300,448

		148,545,788

Air Freight & Logistics — 0.2%
FedEx Corp.	189,910	28,294,691
XPO Logistics, Inc.*(a)	33,700	918,325

		29,213,016

Airlines — 0.5%
Alaska Air Group, Inc.	60,670	4,884,542
Allegiant Travel Co.	6,800	1,141,244
American Airlines Group, Inc.	693,440	29,367,184
Delta Air Lines, Inc.	451,300	22,876,397
United Continental Holdings, Inc.*	232,600	13,327,980

		71,597,347

Auto Components — 0.5%
Aisin Seiki Co. Ltd. (Japan)	264,800	11,396,568
Autoliv, Inc. (Sweden)	53,949	6,809,088
BorgWarner, Inc.	159,200	6,882,216
Gentherm, Inc.*	31,100	1,474,140
GKN PLC (United Kingdom)	3,557,349	16,142,875
Johnson Controls, Inc.	365,300	14,425,697
Koito Manufacturing Co. Ltd. (Japan)	85,500	3,506,136
Sumitomo Rubber Industries Ltd. (Japan)	534,100	6,945,101
Visteon Corp.*	12,800	1,465,600

		69,047,421

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	137,553	14,491,494
Harley-Davidson, Inc.(a)	257,050	11,667,499
Honda Motor Co. Ltd. (Japan)(a)	616,600	19,707,485
Mitsubishi Motors Corp. (Japan)	837,800	7,088,238
Suzuki Motor Corp. (Japan)	407,600	12,384,444
Tesla Motors, Inc.*(a)	39,760	9,542,798
Toyota Motor Corp. (Japan)	375,200	23,104,449

		97,986,407

Banks — 4.0%
Ameris Bancorp	24,200	822,558
Australia & New Zealand Banking Group Ltd. (Australia)	1,099,000	22,177,545
Bank of America Corp.	1,963,911	33,052,622
BankUnited, Inc.	55,100	1,986,906
Barclays PLC (United Kingdom), ADR	556,506	7,212,318
Blue Hills Bancorp, Inc.	19,600	300,076
BNC Bancorp	28,200	715,716
BNP Paribas SA (France)	432,551	24,472,710
Citigroup, Inc.	1,478,051	76,489,138

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Commercial International Bank Egypt SAE (Egypt), GDR	175,625	$755,187
Commerzbank AG (Germany)*	525,279	5,420,162
Danske Bank A/S (Denmark)	656,210	17,607,626
DBS Group Holdings Ltd. (Singapore)	1,242,062	14,556,351
DNB ASA (Norway)	1,545,310	19,040,111
Fifth Third Bancorp	339,800	6,829,980
First Niagara Financial Group, Inc.	164,900	1,789,165
Hilltop Holdings, Inc.*	86,800	1,668,296
Home BancShares, Inc.	55,068	2,231,355
ING Groep NV (Netherlands), CVA	1,682,141	22,759,550
Intesa Sanpaolo SpA (Italy)	6,590,537	21,887,291
JPMorgan Chase & Co.	1,115,268	73,641,145
Lloyds Banking Group PLC (United Kingdom)	20,962,880	22,556,087
M&T Bank Corp.	128,000	15,511,040
National Bank Holdings Corp. (Class A Stock)	42,300	903,951
National Bank of Canada (Canada)(a)	398,700	11,614,943
Nordea Bank AB (Sweden)	1,639,100	17,983,811
Popular, Inc. (Puerto Rico)	28,400	804,856
Prosperity Bancshares, Inc.	37,910	1,814,373
Royal Bank of Scotland Group PLC (United Kingdom)*	1,966,237	8,740,098
Standard Chartered PLC (United Kingdom)	836,356	6,939,415
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	4,538,810	17,189,979
SVB Financial Group*	11,400	1,355,460
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,193,411	15,850,269
Swedbank AB (Sweden) (Class A Stock)	605,220	13,329,112
Texas Capital Bancshares, Inc.*	27,000	1,334,340
Towne Bank/Portsmouth VA	35,000	730,450
United Overseas Bank Ltd. (Singapore)	1,023,100	14,105,290
Wells Fargo & Co.	799,108	43,439,511
Westamerica Bancorporation(a)	11,600	542,300
Western Alliance Bancorp*	75,400	2,703,844

		552,864,937

Beverages — 1.2%
Coca-Cola Co. (The)	1,285,700	55,233,672
Diageo PLC (United Kingdom)	603,931	16,492,100
Dr. Pepper Snapple Group, Inc.	140,200	13,066,640
Kirin Holdings Co. Ltd. (Japan)(a)	697,000	9,463,270
Molson Coors Brewing Co. (Class B Stock)	170,580	16,020,874
PepsiCo, Inc.	525,646	52,522,548

		162,799,104

Biotechnology — 1.5%
AbbVie, Inc.	137,200	8,127,728
Acceleron Pharma, Inc.*(a)	36,900	1,799,244
Alexion Pharmaceuticals, Inc.*	181,460	34,613,495
Alkermes PLC*	12,800	1,016,064
Alnylam Pharmaceuticals, Inc.*	18,000	1,694,520
Amgen, Inc.	97,200	15,778,476
Baxalta, Inc.	297,900	11,627,037
Biogen, Inc.*	50,800	15,562,580
BioMarin Pharmaceutical, Inc.*	122,760	12,860,338
Celgene Corp.*	113,400	13,580,784
CSL Ltd. (Australia)	130,732	9,966,945

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Exelixis, Inc.*(a)	276,500	$1,559,460
Gilead Sciences, Inc.	331,696	33,564,318
Incyte Corp.*	86,800	9,413,460
Insmed, Inc.*	4,000	72,600
Ionis Pharmaceuticals, Inc.*	26,100	1,616,373
Neurocrine Biosciences, Inc.*	53,800	3,043,466
Regeneron Pharmaceuticals, Inc.*	30,300	16,448,961
Vertex Pharmaceuticals, Inc.*	172,287	21,678,873

		214,024,722

Building Products — 0.1%
A.O. Smith Corp.	21,900	1,677,759
Allegion PLC	161,900	10,672,448
Quanex Building Products Corp.	43,100	898,635

		13,248,842

Capital Markets — 1.4%
Ameriprise Financial, Inc.	157,655	16,777,645
Bank of New York Mellon Corp. (The)	529,500	21,825,990
BlackRock, Inc.	39,100	13,314,332
Close Brothers Group PLC (United Kingdom)	125,323	2,471,320
Credit Suisse Group AG (Switzerland)*	459,415	9,896,701
Deutsche Bank AG (Germany)	150,534	3,655,689
E*TRADE Financial Corp.*	455,200	13,492,128
Financial Engines, Inc.(a)	32,800	1,104,376
GAM Holding AG (Switzerland)*	610,322	10,102,425
Goldman Sachs Group, Inc. (The)	22,700	4,091,221
LPL Financial Holdings, Inc.(a)	133,800	5,706,570
Macquarie Group Ltd. (Australia)	245,658	14,695,961
Morgan Stanley	789,500	25,113,995
Northern Trust Corp.	188,800	13,610,592
Och-Ziff Capital Management Group LLC (Class A Stock)	338,700	2,110,101
State Street Corp.	332,800	22,084,608
TD Ameritrade Holding Corp.	216,300	7,507,773
Waddell & Reed Financial, Inc. (Class A Stock)	42,200	1,209,452

		188,770,879

Chemicals — 1.5%
Agrium, Inc. (Canada)	18,100	1,617,054
Air Products & Chemicals, Inc.	85,800	11,163,438
Airgas, Inc.	110,101	15,229,170
Asahi Kasei Corp. (Japan)(a)	1,469,000	9,933,534
Ashland, Inc.	235,640	24,200,228
BASF SE (Germany)	153,600	11,701,013
Cabot Corp.	17,700	723,576
Celanese Corp. (Class A Stock)	241,400	16,253,462
CF Industries Holdings, Inc.	249,200	10,169,852
Dow Chemical Co. (The)	9,500	489,060
E.I. du Pont de Nemours & Co.	476,700	31,748,220
Ecolab, Inc.	186,300	21,308,994
Flotek Industries, Inc.*(a)	99,100	1,133,704
International Flavors & Fragrances, Inc.	7,600	909,264
Johnson Matthey PLC (United Kingdom)	14,434	564,631
KMG Chemicals, Inc.	14,900	342,998
LG Chem Ltd. (South Korea)	671	185,252
Methanex Corp. (Canada)	4,400	145,244
Minerals Technologies, Inc.	22,900	1,050,194

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Monsanto Co.	166,600	$16,413,432
NewMarket Corp.	1,000	380,730
PolyOne Corp.	6,500	206,440
Praxair, Inc.	7,600	778,240
RPM International, Inc.	269,600	11,878,576
Senomyx, Inc.*(a)	189,500	714,415
Sherwin-Williams Co. (The)	3,300	856,680
Shin-Etsu Chemical Co. Ltd. (Japan)	5,200	282,702
Syngenta AG (Switzerland), ADR	38,700	3,046,851
Tosoh Corp. (Japan)	447,000	2,299,374
Umicore SA (Belgium)	267,288	11,209,100
Victrex PLC (United Kingdom)	42,369	1,123,233

		208,058,661

Commercial Services & Supplies — 0.1%
ARC Document Solutions, Inc.*	196,940	870,475
Clean Harbors, Inc.*	18,600	774,690
Mobile Mini, Inc.	26,750	832,728
Rollins, Inc.	33,700	872,830
Tyco International PLC	423,100	13,492,659

		16,843,382

Communications Equipment — 0.6%
Cisco Systems, Inc.	1,607,394	43,648,784
Finisar Corp.*	56,037	814,778
Palo Alto Networks, Inc.*	10,800	1,902,312
QUALCOMM, Inc.	580,600	29,021,291
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	1,128,955	10,884,601

		86,271,766

Construction & Engineering
Aegion Corp.*	40,600	783,986

Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	32,500	86,875
Martin Marietta Materials, Inc.	79,500	10,858,110
Vulcan Materials Co.	187,900	17,844,863

		28,789,848

Consumer Finance — 0.2%
Ally Financial, Inc.*	223,120	4,158,957
American Express Co.	283,100	19,689,605
Credit Saison Co. Ltd. (Japan)	508,300	10,014,633

		33,863,195

Containers & Packaging — 0.1%
Avery Dennison Corp.	7,100	444,886
Ball Corp.	101,600	7,389,368
Bemis Co., Inc.	14,600	652,474
BillerudKorsnas AB (Sweden)	27,013	499,919
Myers Industries, Inc.	85,900	1,144,188
Vidrala SA (Spain)	7,343	373,592
WestRock Co.	23,490	1,071,614

		11,576,041

Diversified Consumer Services
Ascent Capital Group, Inc. (Class A Stock)*	24,042	401,982
Houghton Mifflin Harcourt Co.*	40,000	871,200

		1,273,182

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services — 0.7%
African Bank Investments Ltd. (South Africa)*(g)	295,568	$—
Berkshire Hathaway, Inc. (Class B Stock)*	147,500	19,475,900
CBOE Holdings, Inc.	26,600	1,726,340
Challenger Ltd. (Australia)	1,889,223	11,906,579
CME Group, Inc.	163,100	14,776,860
FactSet Research Systems, Inc.	10,800	1,755,756
Intercontinental Exchange, Inc.	79,140	20,280,416
London Stock Exchange Group PLC (United Kingdom)	158,928	6,429,961
McGraw Hill Financial, Inc.	126,740	12,494,029
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,327,300	6,830,601
MSCI, Inc.	34,600	2,495,698

		98,172,140

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	938,471	32,292,787
KT Corp. (South Korea)	327,629	7,851,060
Nippon Telegraph & Telephone Corp. (Japan)	775,600	30,867,420
Telecom Italia SpA (Italy)	8,621,573	8,848,606
Telefonica Deutschland Holding AG (Germany)	1,846,501	9,739,761
Telefonica SA (Spain)	1,106,506	12,275,562
Telesites SAB (Mexico)*	36,855	23,972
Telstra Corp. Ltd. (Australia)	1,422,327	5,779,893
Verizon Communications, Inc.	968,110	44,746,044

		152,425,105

Electric Utilities — 0.8%
American Electric Power Co., Inc.	232,750	13,562,343
Edison International	438,900	25,987,269
Entergy Corp.	56,800	3,882,848
Exelon Corp.	242,800	6,742,556
FirstEnergy Corp.	687,108	21,801,937
Great Plains Energy, Inc.	158,780	4,336,282
OGE Energy Corp.	52,600	1,382,854
PNM Resources, Inc.	60,000	1,834,200
Portland General Electric Co.	20,700	752,859
SSE PLC (United Kingdom)	538,808	12,098,336
Xcel Energy, Inc.	373,300	13,405,203

		105,786,687

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)*	548,241	9,784,795
Babcock & Wilcox Enterprises, Inc.*	32,375	675,666
Eaton Corp. PLC	131,100	6,822,444
Legrand SA (France)	223,510	12,642,972
Mitsubishi Electric Corp. (Japan)	2,173,000	22,809,645
Sensata Technologies Holding NV*	202,300	9,317,938

		62,053,460

Electronic Equipment, Instruments & Components — 0.2%
AVX Corp.	70,700	858,298
Belden, Inc.	12,750	607,920
Control4 Corp.*(a)	51,100	371,497
FEI Co.	18,500	1,476,115
Hamamatsu Photonics KK (Japan)	204,600	5,609,154
Keysight Technologies, Inc.*	168,300	4,767,939
RealD, Inc.*	92,900	980,095

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
TE Connectivity Ltd. (Switzerland)	236,100	$15,254,421

		29,925,439

Energy Equipment & Services — 0.4%
Aker Solutions ASA (Norway)	112,924	384,500
Baker Hughes, Inc.	62,400	2,879,760
Cameron International Corp.*	109,000	6,888,800
China Oilfield Services Ltd. (China) (Class H Stock)	1,518,000	1,304,426
Dril-Quip, Inc.*	13,200	781,836
Exterran Corp.*	42,050	674,903
FMC Technologies, Inc.*	133,000	3,858,330
Halliburton Co.	428,800	14,596,352
Helix Energy Solutions Group, Inc.*	47,300	248,798
John Wood Group PLC (United Kingdom)	42,022	378,462
National Oilwell Varco, Inc.(a)	12,700	425,323
Newpark Resources, Inc.*	172,000	908,160
Noble Corp. PLC(a)	112,300	1,184,765
Oceaneering International, Inc.	14,200	532,784
RPC, Inc.(a)	36,500	436,175
SBM Offshore NV (Netherlands)*	29,031	366,743
Schlumberger Ltd.	143,700	10,023,075
Technip SA (France)	11,477	570,757
Tenaris SA (Luxembourg)	26,550	314,390
Tesco Corp.	93,460	676,650
WorleyParsons Ltd. (Australia)	895,786	3,004,943

		50,439,932

Food & Staples Retailing — 1.0%
Casey’s General Stores, Inc.	15,000	1,806,750
Costco Wholesale Corp.	159,000	25,678,500
CVS Health Corp.	290,766	28,428,192
FamilyMart Co. Ltd. (Japan)	205,600	9,567,571
Rite Aid Corp.*	623,116	4,885,229
Sysco Corp.	205,000	8,405,000
Tesco PLC (United Kingdom)*	4,364,962	9,591,083
Walgreens Boots Alliance, Inc.(a)	239,900	20,428,685
Wal-Mart Stores, Inc.	301,100	18,457,430
Whole Foods Market, Inc.	209,200	7,008,200

		134,256,640

Food Products — 1.1%
Blue Buffalo Pet Products, Inc.*(a)	30,500	570,655
Bunge Ltd.	118,000	8,057,040
ConAgra Foods, Inc.	427,800	18,036,048
Flowers Foods, Inc.(a)	75,000	1,611,750
Ingredion, Inc.	6,000	575,040
Kellogg Co.	64,700	4,675,869
Keurig Green Mountain, Inc.(a)	63,300	5,695,734
Kraft Heinz Co. (The)	71,600	5,209,616
Mondelez International, Inc. (Class A Stock)	974,015	43,674,833
Nestle SA (Switzerland)	673,966	50,032,037
Pinnacle Foods, Inc.	31,800	1,350,228
Post Holdings, Inc.*(a)	13,400	826,780
Wilmar International Ltd. (Singapore)	3,867,900	7,980,761

		148,296,391

Gas Utilities — 0.1%
Atmos Energy Corp.	210,560	13,273,702
Chesapeake Utilities Corp.	24,820	1,408,535

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities (continued)
ONE Gas, Inc.	31,600	$1,585,372

		16,267,609

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	420,400	18,880,164
Align Technology, Inc.*	12,700	836,295
Atrion Corp.	1,100	419,320
Becton, Dickinson and Co.	114,659	17,667,805
Elekta AB (Sweden) (Class B Stock)(a)	738,647	6,276,179
GenMark Diagnostics, Inc.*(a)	127,800	991,728
GN Store Nord A/S (Denmark)	495,738	8,996,878
Halyard Health, Inc.*	17,300	577,993
HeartWare International, Inc.*(a)	19,300	972,720
Hologic, Inc.*	45,000	1,741,050
IDEXX Laboratories, Inc.*	6,500	473,980
Intuitive Surgical, Inc.*	32,600	17,804,816
Medtronic PLC	302,289	23,252,070
Sirona Dental Systems, Inc.*(a)	10,900	1,194,313
Sonova Holding AG (Switzerland)	31,234	3,968,389
St. Jude Medical, Inc.	21,400	1,321,878
Stryker Corp.	171,200	15,911,328
Teleflex, Inc.(a)	8,300	1,091,035
West Pharmaceutical Services, Inc.	14,500	873,190

		123,251,131

Health Care Providers & Services — 1.3%
Aetna, Inc.	205,640	22,233,797
Anthem, Inc.	84,800	11,824,512
Cigna Corp.	32,300	4,726,459
DaVita HealthCare Partners, Inc.*	143,000	9,968,530
Diplomat Pharmacy, Inc.*	19,300	660,446
Fresenius SE & Co. KGaA (Germany)	336,317	23,956,740
HCA Holdings, Inc.*	206,600	13,972,358
Humana, Inc.	74,100	13,227,591
McKesson Corp.	138,165	27,250,283
Miraca Holdings, Inc. (Japan)	180,800	7,955,479
Team Health Holdings, Inc.*	26,900	1,180,641
UnitedHealth Group, Inc.	311,400	36,633,096
WellCare Health Plans, Inc.*	20,100	1,572,021

		175,161,953

Health Care Technology
athenahealth, Inc.*(a)	7,800	1,255,566
Veeva Systems, Inc. (Class A Stock)*(a)	46,500	1,341,525

		2,597,091

Hotels, Restaurants & Leisure — 0.8%
Bloomin’ Brands, Inc.	50,000	844,500
Chipotle Mexican Grill, Inc.*	12,437	5,967,894
Choice Hotels International, Inc.	20,500	1,033,405
Compass Group PLC (United Kingdom)	1,022,786	17,723,169
Del Frisco’s Restaurant Group, Inc.*	44,300	709,686
Fiesta Restaurant Group, Inc.*	15,900	534,240
Hilton Worldwide Holdings, Inc.	536,782	11,487,135
Las Vegas Sands Corp.(a)	49,300	2,161,312
Lindblad Expeditions Holdings, Inc.*	37,300	414,403
McDonald’s Corp.	160,300	18,937,842
MGM Resorts International*	316,431	7,189,312
Norwegian Cruise Line Holdings Ltd.*	91,700	5,373,620
Royal Caribbean Cruises Ltd.	68,800	6,963,248
Starbucks Corp.	524,000	31,455,720

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Starwood Hotels & Resorts Worldwide, Inc.	5,500	$381,040
Wynn Macau Ltd. (Macau)	2,356,400	2,737,640
Yum! Brands, Inc.	29,000	2,118,450

		116,032,616

Household Durables — 0.3%
iRobot Corp.*(a)	50,900	1,801,860
Lennar Corp. (Class A Stock)(a)	133,280	6,518,725
Meritage Homes Corp.*	16,100	547,239
Panasonic Corp. (Japan)	951,900	9,649,899
Persimmon PLC (United Kingdom)*	503,479	15,020,551
PulteGroup, Inc.(a)	198,300	3,533,706
Sony Corp. (Japan)	274,500	6,746,330
TRI Pointe Group, Inc.*	109,200	1,383,564

		45,201,874

Household Products — 0.4%
Colgate-Palmolive Co.	144,300	9,613,266
Energizer Holdings, Inc.	29,500	1,004,770
Procter & Gamble Co. (The)	554,655	44,045,154

		54,663,190

Industrial Conglomerates — 1.5%
Alliance Global Group, Inc. (Philippines)	992,600	338,325
CK Hutchison Holdings Ltd. (Hong Kong)	1,512,393	20,329,478
Danaher Corp.	562,680	52,261,718
DCC PLC (United Kingdom)	175,941	14,698,547
Fosun International Ltd. (China)	207,500	322,432
General Electric Co.	2,360,100	73,517,115
Koninklijke Philips NV (Netherlands)	523,088	13,351,510
Roper Technologies, Inc.	52,600	9,982,954
Sembcorp Industries Ltd. (Singapore)	1,300,911	2,788,476
Siemens AG (Germany)	163,049	15,774,403

		203,364,958

Insurance — 2.7%
AIA Group Ltd. (Hong Kong)	2,673,200	15,972,593
Allianz SE (Germany)	73,064	12,879,648
American International Group, Inc.	447,960	27,760,081
Aviva PLC (United Kingdom)	2,440,969	18,528,226
AXA SA (France)	1,300,412	35,532,093
Chubb Corp. (The)	161,700	21,447,888
CNA Financial Corp.	269,484	9,472,363
Direct Line Insurance Group PLC (United Kingdom)	2,626,433	15,743,226
First American Financial Corp.(a)	62,700	2,250,930
FNF Group	163,500	5,668,545
Infinity Property & Casualty Corp.	14,500	1,192,335
Kemper Corp.	33,500	1,247,875
Loews Corp.	544,400	20,904,960
Marsh & McLennan Cos., Inc.	385,400	21,370,430
MetLife, Inc.	420,170	20,256,396
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	77,411	15,423,229
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	1,831,000	10,097,425
Prudential PLC (United Kingdom)	680,932	15,341,141
QBE Insurance Group Ltd. (Australia)	446,108	4,057,423
RSA Insurance Group PLC (United Kingdom)	2,185,356	13,716,135

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Sentry Holdings (United Kingdom) (Class A Stock)*	143	$137
Sony Financial Holdings, Inc. (Japan)	255,700	4,573,769
State Auto Financial Corp.	53,500	1,101,565
Storebrand ASA (Norway)*	1,895,722	7,424,360
Sun Life Financial, Inc. (Canada)	536,900	16,742,961
Tokio Marine Holdings, Inc. (Japan)	413,600	15,975,146
White Mountains Insurance Group Ltd.	2,500	1,817,025
Willis Group Holdings PLC*	269,800	13,104,186
XL Group PLC (Ireland)	614,247	24,066,197

		373,668,288

Internet & Catalog Retail — 1.1%
Amazon.com, Inc.*	142,690	96,442,743
Etsy, Inc.*	56,100	463,386
Netflix, Inc.*	89,000	10,179,820
Priceline Group, Inc. (The)*	30,290	38,618,236
Wayfair, Inc. (Class A Stock)*(a)	29,300	1,395,266

		147,099,451

Internet Software & Services — 2.4%
Akamai Technologies, Inc.*	159,300	8,383,959
Alibaba Group Holding Ltd. (China), ADR*(a)	106,374	8,645,015
Alphabet, Inc. (Class A Stock)*	111,090	86,429,130
Alphabet, Inc. (Class C Stock)*	68,028	51,625,089
Angie’s List, Inc.*	136,300	1,274,405
Baidu, Inc. (China), ADR*	53,600	10,132,544
Cornerstone OnDemand, Inc.*	18,800	649,164
Demandware, Inc.*(a)	13,100	707,007
Endurance International Group Holdings, Inc.*(a)	30,400	332,272
Facebook, Inc. (Class A Stock)*	758,150	79,347,978
Five9, Inc.*	154,600	1,345,020
Kakaku.com, Inc. (Japan)	339,800	6,683,731
LinkedIn Corp. (Class A Stock)*	58,570	13,182,936
Marketo, Inc.*	980	28,136
NAVER Corp. (South Korea)	7,803	4,351,260
OPOWER, Inc.*(a)	60,600	639,936
Pandora Media, Inc.*	78,500	1,052,685
Rackspace Hosting, Inc.*(a)	24,600	622,872
Shutterstock, Inc.*(a)	30,800	996,072
SPS Commerce, Inc.*	12,600	884,646
Tencent Holdings Ltd. (China)	536,200	10,498,789
Twitter, Inc.*(a)	45,900	1,062,126
VeriSign, Inc.*(a)	102,713	8,973,008
Xactly Corp.*	36,200	308,786
Yahoo! Japan Corp. (Japan)	3,177,000	12,914,202
Yahoo!, Inc.*	457,100	15,203,146
Zillow Group, Inc. (Class C Stock)*(a)	29,800	699,704
Zillow Group, Inc. (Class A Stock)*(a)	23,700	617,148

		327,590,766

IT Services — 1.5%
Accenture PLC (Class A Stock)	176,600	18,454,700
Automatic Data Processing, Inc.	178,000	15,080,160
Blackhawk Network Holdings, Inc.*	31,800	1,405,878
Cognizant Technology Solutions Corp. (Class A Stock)*	155,100	9,309,102
CoreLogic, Inc.*	30,000	1,015,800

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Fidelity National Information Services, Inc.	198,390	$12,022,434
Global Payments, Inc.	38,000	2,451,380
Infosys Ltd. (India), ADR(a)	670,100	11,224,175
International Business Machines Corp.	152,250	20,952,645
Jack Henry & Associates, Inc.	16,310	1,273,159
MasterCard, Inc. (Class A Stock)	550,900	53,635,624
PayPal Holdings, Inc.*	628,870	22,765,094
Vantiv, Inc. (Class A Stock)*	27,200	1,289,824
Visa, Inc. (Class A Stock)(a)	478,100	37,076,655

		207,956,630

Leisure Products — 0.1%
Mattel, Inc.(a)	739,998	20,105,746

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	233,200	9,750,092
Bruker Corp.*	51,500	1,249,905
Thermo Fisher Scientific, Inc.	136,100	19,305,785

		30,305,782

Machinery — 0.5%
Aalberts Industries NV (Netherlands)	15,065	519,079
Atlas Copco AB (Sweden) (Class A Stock)	19,959	489,491
Chart Industries, Inc.*	22,100	396,916
CLARCOR, Inc.	32,400	1,609,632
EnPro Industries, Inc.	19,500	854,880
Flowserve Corp.	403,400	16,975,072
Graco, Inc.	16,600	1,196,362
Greenbrier Cos., Inc. (The)(a)	20,900	681,758
Harsco Corp.	103,200	813,216
Hillenbrand, Inc.	40,600	1,202,978
Illinois Tool Works, Inc.	158,000	14,643,440
Manitowoc Co., Inc. (The)(a)	63,700	977,795
Pentair PLC (United Kingdom)(a)	278,600	13,799,058
RBC Bearings, Inc.*	9,300	600,687
Sandvik AB (Sweden)	45,028	392,509
SPX FLOW, Inc.*	6,500	181,415
Stanley Black & Decker, Inc.	53,900	5,752,747
Sun Hydraulics Corp.	15,500	491,815
THK Co. Ltd. (Japan)	526,500	9,758,196
Valmont Industries, Inc.(a)	10,100	1,070,802
Wabtec Corp.	18,600	1,322,832
Watts Water Technologies, Inc. (Class A Stock)	12,500	620,875
Xylem, Inc.(a)	10,700	390,550

		74,742,105

Marine — 0.1%
AP Moeller - Maersk A/S (Denmark) (Class B Stock)	8,952	11,676,137
Kirby Corp.*	19,400	1,020,828
Nippon Yusen KK (Japan)	1,688,000	4,091,192

		16,788,157

Media — 1.8%
Cable One, Inc.	1,500	650,490
Charter Communications, Inc. (Class A Stock)*(a)	7,000	1,281,700
Comcast Corp. (Class A Stock)	985,310	55,601,043
CyberAgent, Inc. (Japan)	105,300	4,338,627
DISH Network Corp. (Class A Stock)*	24,300	1,389,474

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Eutelsat Communications SA (France)	536,809	$16,072,389
Informa PLC (United Kingdom)	503,778	4,552,893
Liberty Global PLC (United Kingdom) (Class A Stock)*	315,269	13,354,795
Liberty Global PLC (United Kingdom) (Class C Stock)*	59,532	2,427,120
Liberty Media Corp. (Class C Stock)*	29,400	1,119,552
Liberty Media Corp. (Class A Stock)*	24,200	949,850
News Corp. (Class A Stock)	538,400	7,193,024
Sky PLC (United Kingdom)	1,114,317	18,266,830
Time Warner Cable, Inc.	54,090	10,038,563
Time Warner, Inc.	136,200	8,808,054
Twenty-First Century Fox, Inc. (Class A Stock)	687,300	18,667,068
Walt Disney Co. (The)	461,090	48,451,337
WPP PLC (United Kingdom)	1,499,452	34,490,270

		247,653,079

Metals & Mining — 1.0%
Acerinox SA (Spain)(a)	389,994	3,978,006
Agnico Eagle Mines Ltd. (Canada)	81,300	2,136,938
Agnico Eagle Mines Ltd. (Canada)	60,200	1,582,056
Alcoa, Inc.	815,700	8,050,959
Alrosa AO (Russia)	654,297	501,359
Anglo American PLC (United Kingdom)	40,703	178,574
AngloGold Ashanti Ltd. (South Africa)*	118,648	813,713
Antofagasta PLC (Chile)	503,375	3,462,640
APERAM (Luxembourg)*	13,185	468,794
ArcelorMittal (Luxembourg)(a)	36,233	152,903
ArcelorMittal (Luxembourg), AEX(a)	206,837	872,692
Aurubis AG (Germany)	9,767	494,566
Barrick Gold Corp. (Canada)	252,600	1,864,188
BHP Billiton Ltd. (Australia)	677,358	8,717,282
BHP Billiton PLC (Australia)	950,041	10,594,748
Carpenter Technology Corp.	52,100	1,577,067
Centamin PLC (United Kingdom)	1,528,409	1,447,459
Cia de Minas Buenaventura SAA (Peru), ADR*	277,800	1,188,984
Commercial Metals Co.	39,300	538,017
Constellium NV (Netherlands) (Class A Stock)*	74,200	571,340
Dowa Holdings Co. Ltd. (Japan)*	55,000	395,457
Franco-Nevada Corp. (Canada), NYSE	52,700	2,411,025
Franco-Nevada Corp. (Canada), TSX	100,700	4,606,714
Freeport-McMoRan, Inc.	97,700	661,429
Fresnillo PLC (Mexico)	304,891	3,170,008
Glencore PLC (Switzerland)*	515,364	682,928
Goldcorp, Inc. (Canada)	351,300	4,061,028
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	712,000	1,519,886
Haynes International, Inc.	12,900	473,301
Hindalco Industries Ltd. (India)	204,202	260,314
Hitachi Metals Ltd. (Japan)	66,000	814,321
HudBay Minerals, Inc. (Canada)	203,000	779,020
Hyundai Steel Co. (South Korea)	16,633	700,908
JFE Holdings, Inc. (Japan)	115,700	1,816,768
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	323,000	381,242
KAZ Minerals PLC (United Kingdom)*(a)	51,493	77,149
Kobe Steel Ltd. (Japan)	450,500	489,475

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Korea Zinc Co. Ltd. (South Korea)*	3,178	$1,265,793
Maruichi Steel Tube Ltd. (Japan)	6,400	188,938
Mitsubishi Materials Corp. (Japan)	264,000	831,507
MMC Norilsk Nickel PJSC (Russia), ADR	94,522	1,191,951
New Gold, Inc. (Canada)*	371,400	864,283
Newmont Mining Corp.	190,000	3,418,100
Nippon Steel & Sumitomo Metal Corp. (Japan)	88,400	1,748,761
Nucor Corp.	189,900	7,652,970
OceanaGold Corp. (Australia)	569,600	1,086,756
Orocobre Ltd. (Australia)*(a)	150,911	252,928
Osisko Gold Royalties Ltd. (Canada)	115,040	1,136,516
Outokumpu OYJ (Finland)*(a)	76,945	225,404
Petra Diamonds Ltd. (South Africa)	1,138,397	1,468,455
POSCO (South Korea)	9,401	1,316,904
Randgold Resources Ltd. (United Kingdom)	74,836	4,610,427
Rio Tinto Ltd. (United Kingdom)	229,382	7,418,093
Rio Tinto PLC (United Kingdom)	274,246	7,984,794
Ryerson Holding Corp.*	10,044	46,905
Sanyo Special Steel Co. Ltd. (Japan)	23,000	108,585
Silver Wheaton Corp. (Canada), NYSE	222,400	2,762,208
Silver Wheaton Corp. (Canada), TSX	18,000	223,748
South32 Ltd. (Australia), ASX*	7,540,986	5,792,982
Southern Copper Corp. (Peru)(a)	106,260	2,775,511
Steel Dynamics, Inc.	80,800	1,443,896
ThyssenKrupp AG (Germany)	75,000	1,486,760
United States Steel Corp.(a)	62,280	496,994
Voestalpine AG (Austria)	26,094	798,173
Western Areas Ltd. (Australia)	92,546	149,936
Worthington Industries, Inc.	19,100	575,674

		131,817,210

Multiline Retail — 0.2%
Dollar General Corp.	216,750	15,577,823
Lojas Renner SA (Brazil)	926,000	4,002,427
Marks & Spencer Group PLC (United Kingdom)	1,349,152	8,982,972

		28,563,222

Multi-Utilities — 0.8%
CenterPoint Energy, Inc.	31,000	569,160
DTE Energy Co.	160,100	12,838,419
E.ON SE (Germany)	605,069	5,809,908
Engie (France)	933,657	16,538,158
National Grid PLC (United Kingdom)	1,569,298	21,643,237
NiSource, Inc.	1,018,268	19,866,409
PG&E Corp.	632,212	33,627,356
WEC Energy Group, Inc.	5,085	260,911

		111,153,558

Oil & Gas Exploration & Production
Raging River Exploration, Inc. (Canada)*	23,700	143,361
WPX Energy, Inc.	5,325	167,365

		310,726

Oil, Gas & Consumable Fuels — 2.5%
Apache Corp.	188,600	8,387,042
Beach Energy Ltd. (Australia)	3,810,154	1,355,486
Canadian Natural Resources Ltd. (Canada)(a)	144,000	3,143,520
Cenovus Energy, Inc. (Canada)	29,000	366,770

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	430,712	$38,746,852
Cimarex Energy Co.	46,621	4,166,985
Columbia Pipeline Group, Inc.	39,700	794,000
Concho Resources, Inc.*	45,900	4,262,274
Continental Resources, Inc.*(a)	193,200	4,439,736
Diamondback Energy, Inc.*(a)	63,250	4,231,425
EOG Resources, Inc.	172,400	12,204,196
EQT Corp.	210,160	10,955,641
Exxon Mobil Corp.	1,152,912	89,869,489
Gulfport Energy Corp.*	19,700	484,029
Hess Corp.	133,590	6,476,443
Kelt Exploration Ltd. (Canada)*(a)	61,800	189,371
Kosmos Energy LLC*	139,000	722,800
Lundin Petroleum AB (Sweden)*	24,006	346,392
Matador Resources Co.*(a)	77,400	1,530,198
Noble Energy, Inc.	14,400	474,192
Occidental Petroleum Corp.	455,030	30,764,578
Ophir Energy PLC (United Kingdom)*	165,576	238,864
PDC Energy, Inc.*(a)	22,470	1,199,449
Phillips 66	51,350	4,200,430
Pioneer Natural Resources Co.	20,100	2,520,138
Range Resources Corp.(a)	156,200	3,844,082
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	124,357	2,834,228
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	176,413	3,995,630
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	491,400	22,624,056
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	59,460	579,259
SM Energy Co.	15,900	312,594
Spectra Energy Corp.(a)	268,700	6,432,678
Statoil ASA (Norway)	884,105	12,330,413
Suncor Energy, Inc. (Canada)	219,400	5,660,520
Synergy Resources Corp.*(a)	24,300	207,036
Tesoro Corp.	1,500	158,055
Total SA (France)	384,862	17,253,992
Total SA (France), ADR	245,300	11,026,235
Valero Energy Corp.	409,700	28,969,887
Woodside Petroleum Ltd. (Australia)	35,981	749,625
WPX Energy, Inc.*	55,200	316,848

		349,365,438

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	15,662	713,091
International Paper Co.	188,700	7,113,990
Schweitzer-Mauduit International, Inc.	27,800	1,167,322
West Fraser Timber Co. Ltd. (Canada)	14,800	561,859

		9,556,262

Personal Products — 0.5%
Edgewell Personal Care Co.	39,680	3,109,722
L’Oreal SA (France)	113,696	19,124,320
Unilever PLC (United Kingdom)	931,593	39,958,271

		62,192,313

Pharmaceuticals — 3.8%
Allergan PLC*	163,492	51,091,250
Astellas Pharma, Inc. (Japan)	1,976,500	28,136,990
Bayer AG (Germany)	291,333	36,384,884

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.	661,700	$45,518,343
Catalent, Inc.*	31,680	792,950
Eli Lilly & Co.	384,100	32,364,266
GlaxoSmithKline PLC (United Kingdom)	146,000	2,948,610
GlaxoSmithKline PLC (United Kingdom), ADR	265,800	10,725,030
Johnson & Johnson	674,746	69,309,909
Mallinckrodt PLC*	255,100	19,038,113
Novartis AG (Switzerland)	554,425	47,691,237
Novo Nordisk A/S (Denmark) (Class B Stock)	198,650	11,501,479
Pacira Pharmaceuticals, Inc.*(a)	11,800	906,122
Pfizer, Inc.	1,526,574	49,277,809
Roche Holding AG (Switzerland)	175,050	48,507,828
Sanofi (France)	345,992	29,486,206
Shire PLC (Ireland)	66,700	4,576,141
Shire PLC (Ireland), ADR	111,600	22,878,000
Takeda Pharmaceutical Co. Ltd. (Japan)	256,200	12,773,995
TherapeuticsMD, Inc.*(a)	95,900	994,483
Valeant Pharmaceuticals International, Inc.*	19,300	1,960,546

		526,864,191

Professional Services — 0.1%
Advisory Board Co. (The)*	25,760	1,277,954
Equifax, Inc.	25,100	2,795,387
Exponent, Inc.	5,300	264,735
IHS, Inc. (Class A Stock)*	12,000	1,421,160
Recruit Holdings Co. Ltd. (Japan)	181,600	5,337,912
Towers Watson & Co. (Class A Stock)	12,700	1,631,442
TransUnion*	35,400	975,978
Verisk Analytics, Inc. (Class A Stock)*	7,900	607,352

		14,311,920

Real Estate Investment Trusts (REITs) — 2.2%
Acadia Realty Trust	46,100	1,528,215
Alexandria Real Estate Equities, Inc.	6,600	596,376
American Campus Communities, Inc.	85,300	3,526,302
American Tower Corp.	256,035	24,822,593
AvalonBay Communities, Inc.(a)	135,400	24,931,202
Boston Properties, Inc.	88,790	11,324,277
Brookfield Canada Office Properties (Canada)	39,300	740,159
Camden Property Trust	26,100	2,003,436
Canadian Real Estate Investment Trust (Canada)	14,400	437,713
CapitaLand Mall Trust (Singapore)	1,096,800	1,488,237
Charter Hall Retail REIT (Australia)	270,834	818,081
Concentradora Fibra Danhos SA de CV (Mexico)	162,500	335,664
Corporate Office Properties Trust	21,600	471,528
Crown Castle International Corp.	97,194	8,402,421
DCT Industrial Trust, Inc.	43,575	1,628,398
Derwent London PLC (United Kingdom)	26,802	1,449,661
Digital Realty Trust, Inc.	26,100	1,973,682
Douglas Emmett, Inc.	139,300	4,343,374
Duke Realty Corp.	75,700	1,591,214
EastGroup Properties, Inc.	31,800	1,768,398
Equity Residential	50,400	4,112,136
Essex Property Trust, Inc.	21,809	5,221,293
Federal Realty Investment Trust	94,500	13,806,450

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Gecina SA (France)	13,977	$1,699,214
General Growth Properties, Inc.	428,400	11,656,764
Great Portland Estates PLC (United Kingdom)	77,394	943,318
Hammerson PLC (United Kingdom)	72,523	641,133
Hatteras Financial Corp.	54,500	716,675
Healthcare Realty Trust, Inc.	51,000	1,444,320
Highwoods Properties, Inc.	32,100	1,399,560
Host Hotels & Resorts, Inc.	60,600	929,604
Invincible Investment Corp. (Japan)	503	292,146
Iron Mountain, Inc.(a)	189,138	5,108,617
Kilroy Realty Corp.	36,700	2,322,376
Kimco Realty Corp.	116,300	3,077,298
Klepierre (France)	29,045	1,291,051
LaSalle Hotel Properties(a)	42,900	1,079,364
Macerich Co. (The)	56,600	4,567,054
Nippon Accommodations Fund, Inc. (Japan)	453	1,578,459
Nippon Prologis REIT, Inc. (Japan), REIT	449	812,212
Paramount Group, Inc.	5,470	99,007
Pebblebrook Hotel Trust	28,500	798,570
Plum Creek Timber Co., Inc.	26,600	1,269,352
Post Properties, Inc.	4,200	248,472
Prologis, Inc.	128,000	5,493,760
PS Business Parks, Inc.	13,900	1,215,277
Public Storage	58,258	14,430,507
Rayonier, Inc.	61,400	1,363,080
Redwood Trust, Inc.(a)	81,300	1,073,160
Regency Centers Corp.	90,450	6,161,454
RLJ Lodging Trust	29,730	643,060
Saul Centers, Inc.	15,500	794,685
Scentre Group (Australia)	3,212,454	9,743,822
Shaftesbury PLC (United Kingdom)	162,809	2,193,361
Simon Property Group, Inc.	198,661	38,627,645
SL Green Realty Corp.	90,300	10,202,094
Stockland (Australia)	242,408	719,583
Sunstone Hotel Investors, Inc.	41,100	513,339
Taubman Centers, Inc.	49,100	3,766,952
Terreno Realty Corp.(a)	67,200	1,520,064
Unibail-Rodamco SE (France)	48,651	12,354,073
Urban Edge Properties	48,850	1,145,533
Urstadt Biddle Properties, Inc. (Class A Stock)	50,450	970,658
Vicinity Centres (Australia)	797,897	1,618,671
Vornado Realty Trust	174,700	17,463,012
Washington Real Estate Investment Trust(a)	38,400	1,039,104
Weingarten Realty Investors	84,030	2,905,757
Weyerhaeuser Co.	225,546	6,761,869
WP GLIMCHER, Inc.	99,200	1,052,512

		303,068,408

Real Estate Management & Development — 0.3%
Alexander & Baldwin, Inc.	44,300	1,564,233
BR Malls Participacoes SA (Brazil)	28,700	80,523
Cheung Kong Property Holdings Ltd. (Hong Kong)	1,875,893	12,135,123
Hongkong Land Holdings Ltd. (Hong Kong)	286,800	1,964,580
Howard Hughes Corp. (The)*	3,900	441,324
Hufvudstaden AB (Sweden) (Class A Stock)	72,242	1,021,257
Hysan Development Co. Ltd. (Hong Kong)	204,000	833,476

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Iguatemi Empresa de Shopping Centers SA (Brazil)	21,300	$101,809
Inmobiliaria Colonial SA (Spain)*	1,399,370	975,015
Mitsubishi Estate Co. Ltd. (Japan)	127,000	2,640,753
Mitsui Fudosan Co. Ltd. (Japan)	308,000	7,730,149
PSP Swiss Property AG (Switzerland)*	20,444	1,792,731
RE/MAX Holdings, Inc. (Class A Stock)	16,500	615,450
St. Joe Co. (The)*(a)	40,900	757,059
Sun Hung Kai Properties Ltd. (Hong Kong)	43,166	518,837
Wharf Holdings Ltd. (The) (Hong Kong)	279,000	1,538,261

		34,710,580

Road & Rail — 0.3%
Canadian Pacific Railway Ltd. (Canada)	93,030	11,870,628
Central Japan Railway Co. (Japan)	85,100	15,108,140
Genesee & Wyoming, Inc. (Class A Stock)*(a)	54,180	2,908,924
Old Dominion Freight Line, Inc.*(a)	2,200	129,954
Union Pacific Corp.	109,300	8,547,260
YRC Worldwide, Inc.*	49,100	696,238

		39,261,144

Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices, Inc.	114,100	6,312,012
Applied Materials, Inc.(a)	1,307,100	24,403,557
ASML Holding NV (Netherlands), SGMX	93,423	8,300,818
Atmel Corp.	197,300	1,698,753
Avago Technologies Ltd. (Singapore)	261,700	37,985,755
Cree, Inc.*(a)	34,100	909,447
Diodes, Inc.*	36,400	836,472
Intel Corp.	499,700	17,214,665
Lam Research Corp.(a)	161,800	12,850,156
Maxim Integrated Products, Inc.	35,600	1,352,800
Microchip Technology, Inc.(a)	339,500	15,800,330
Micron Technology, Inc.*(a)	734,800	10,404,768
NXP Semiconductors NV (Netherlands)*	187,900	15,830,575
ON Semiconductor Corp.*	146,510	1,435,798
Semtech Corp.*	59,610	1,127,821
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5,248,749	22,644,370
Texas Instruments, Inc.	125,500	6,878,655
Tokyo Electron Ltd. (Japan)	102,700	6,222,063

		192,208,815

Software — 1.6%
Cadence Design Systems, Inc.*	62,500	1,300,625
CommVault Systems, Inc.*	20,000	787,000
Electronic Arts, Inc.*	102,700	7,057,544
FleetMatics Group PLC*(a)	19,500	990,405
Guidewire Software, Inc.*	12,300	739,968
Interactive Intelligence Group, Inc.*(a)	33,000	1,036,860
Microsoft Corp.	2,248,900	124,768,971
NetSuite, Inc.*(a)	13,020	1,101,752
Oracle Corp.	667,910	24,398,752
Red Hat, Inc.*	268,080	22,199,705
salesforce.com, inc.*	340,590	26,702,256
ServiceNow, Inc.*	59,670	5,165,035
Splunk, Inc.*	18,900	1,111,509
Tangoe, Inc.*	55,430	465,058

		217,825,440

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 1.2%
American Eagle Outfitters, Inc.	56,600	$877,300
AutoZone, Inc.*	15,500	11,499,605
Boot Barn Holdings, Inc.*(a)	40,800	501,432
CarMax, Inc.*(a)	305,900	16,509,423
Dick’s Sporting Goods, Inc.(a)	38,700	1,368,045
Foot Locker, Inc.(a)	18,200	1,184,638
Home Depot, Inc. (The)	308,720	40,828,220
Kingfisher PLC (United Kingdom)	2,652,282	12,846,362
L Brands, Inc.	146,900	14,075,958
Lowe’s Cos., Inc.	299,200	22,751,168
Monro Muffler Brake, Inc.(a)	15,400	1,019,788
Murphy USA, Inc.*	6,800	413,032
Ross Stores, Inc.	308,500	16,600,385
TJX Cos., Inc. (The)	242,600	17,202,766
Tractor Supply Co.	77,900	6,660,450

		164,338,572

Technology Hardware, Storage & Peripherals — 1.5%
Apple, Inc.	1,483,160	156,117,421
Canon, Inc. (Japan)(a)	171,550	5,189,393
EMC Corp.	240,123	6,166,359
Samsung Electronics Co. Ltd. (South Korea)	5,789	6,174,445
Seagate Technology PLC(a)	401,800	14,729,988
Western Digital Corp.(a)	269,600	16,189,480

		204,567,086

Textiles, Apparel & Luxury Goods — 0.7%
Cie Financiere Richemont SA (Switzerland)	192,412	13,771,493
Culp, Inc.	53,500	1,362,645
Hanesbrands, Inc.	706,800	20,801,124
Kate Spade & Co.*	63,400	1,126,618
Kering (France)	47,175	8,065,788
Moncler SpA (Italy)	504,006	7,013,741
NIKE, Inc. (Class B Stock)	574,200	35,887,500
Samsonite International SA	2,780,700	8,359,986
Tumi Holdings, Inc.*(a)	71,800	1,194,034

		97,582,929

Thrifts & Mortgage Finance
Beneficial Bancorp, Inc.*	72,130	960,772
Capitol Federal Financial, Inc.	87,800	1,102,768
ESSA Bancorp, Inc.	47,500	649,800
First Defiance Financial Corp.	11,872	448,524
Kearny Financial Corp.	59,000	747,530
Nationstar Mortgage Holdings, Inc.*(a)	39,400	526,778
PennyMac Financial Services, Inc. (Class A Stock)*	23,080	354,509

		4,790,681

Tobacco — 0.5%
Altria Group, Inc.	419,100	24,395,811
Philip Morris International, Inc.	550,400	48,385,664

		72,781,475

Trading Companies & Distributors — 0.2%
Mitsubishi Corp. (Japan)	755,500	12,566,323
MRC Global, Inc.*	36,700	473,430
Sumitomo Corp. (Japan)	1,500,600	15,299,114

		28,338,867

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure
Transurban Group (Australia)	4,707	$35,679

Wireless Telecommunication Services — 0.5%
America Movil SAB de CV (Mexico) (Class L Stock)	737,100	518,359
America Movil SAB de CV (Mexico) (Class L Stock), ADR	376,400	5,292,184
NII Holdings, Inc.*	39,437	199,157
SBA Communications Corp. (Class A Stock)*	19,700	2,069,879
SoftBank Group Corp. (Japan)	210,700	10,634,114
T-Mobile US, Inc.*	562,240	21,994,829
Vodafone Group PLC (United Kingdom)	995,000	3,226,572
Vodafone Group PLC (United Kingdom), ADR	673,404	21,724,013

		65,659,107

TOTAL COMMON STOCKS (cost $6,973,569,170)		7,558,668,367

PREFERRED STOCKS — 0.1%
Metals & Mining
Gerdau SA (Brazil) (PRFC),	202,100	237,539
Vale SA (Brazil) (PRFC), ADR,	128,500	327,675

		565,214

Pharmaceuticals
Allergan PLC, CVT, 5.500%	741	763,363

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., CVT, 5.250%	25,438	2,601,290
American Tower Corp., CVT, 5.500%	2,994	302,394
Crown Castle International Corp., CVT, 4.500%	8,900	954,125

		3,857,809

Wireless Telecommunication Services
T-Mobile US, Inc., CVT, 5.500%	10,976	743,185

TOTAL PREFERRED STOCKS (cost $6,690,600)		5,929,571

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 2.2%
Non-Residential Mortgage-Backed Securities — 2.1%
Ally Auto Receivables Trust,
Series 2012-A, Class D, 144A
3.150%	10/15/18	1,410	1,420,388
Ally Master Owner Trust,
Series 2014-1, Class A2
1.290%	01/15/19	3,165	3,161,267
Series 2015-3, Class A
1.630%	05/15/20	4,520	4,476,995
American Express Credit Account Master Trust,
Series 2013-1, Class A
0.751%(c)	02/16/21	2,440	2,439,490
AmeriCredit Automobile Receivables,
Series 2015-4, Class C
2.880%	07/08/21	2,780	2,762,898

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
AmeriCredit Automobile Receivables Trust,
Series 2012-5, Class C
1.690%	11/08/18	710	$711,248
Series 2013-2, Class D
2.420%	05/08/19	5,835	5,850,978
Ascentium Equipment Receivables LLC,
Series 2015-1A, Class A3, 144A
1.610%	10/13/20	1,610	1,601,950
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-1A, Class A, 144A
1.920%	09/20/19	3,860	3,831,059
Series 2013-2A, Class A, 144A
2.970%	02/20/20	2,150	2,188,127
Series 2014-1A, Class A, 144A
2.460%	07/20/20	3,685	3,696,666
Series 2014-2A, Class A, 144A
2.500%	02/20/21	1,330	1,327,136
Series 2015-2A, Class A, 144A
2.630%	12/20/21	4,600	4,542,239
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A
2.200%	12/15/22	705	702,258
Series 2015-2, Class A
1.560%	03/15/21	8,705	8,647,888
Cabela’s Credit Card Master Note Trust,
Series 2012-1A, Class A1, 144A
1.630%	02/18/20	2,438	2,442,922
Series 2015-2, Class A1
2.250%	07/17/23	2,180	2,172,049
Capital Auto Receivables Asset Trust,
Series 2013-4, Class A3
1.090%	03/20/18	2,838	2,834,439
Series 2014-1, Class C
2.840%	04/22/19	595	599,997
Series 2014-2, Class A4
1.620%	10/22/18	5,765	5,755,926
Series 2014-2, Class D
2.810%	08/20/19	307	308,580
Series 2015-2, Class A3
1.730%	09/20/19	4,440	4,418,870
Series 2015-3, Class A2
1.720%	01/22/19	2,030	2,025,838
Series 2015-4, Class A4
2.010%	07/20/20	6,185	6,113,555
Capital One Multi-Asset Execution Trust,
Series 2015-A1, Class A
1.390%	01/15/21	4,620	4,593,859
CarMax Auto Owner Trust,
Series 2012-3, Class D
2.290%	04/15/19	995	997,132
Series 2013-2, Class C
1.610%	03/15/19	1,225	1,218,677
Series 2013-3, Class A4
1.490%	01/15/19	5,800	5,795,876
Series 2014-1, Class B
1.690%	08/15/19	495	492,126
Series 2014-1, Class C
1.930%	11/15/19	705	698,722

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
CCG Receivables Trust,
Series 2014-1, Class A2, 144A
1.060%	11/15/21	1,489	$1,482,275
Chase Issuance Trust,
Series 2015-A2, Class A
1.590%	02/18/20	3,260	3,259,546
Citibank Credit Card Issuance Trust,
Series 2013-A2, Class A2
0.698%(c)	05/26/20	5,845	5,826,837
Series 2014-A6, Class A6
2.150%	07/15/21	14,444	14,513,110
CNH Equipment Trust,
Series 2012-D, Class B
1.270%	05/15/20	2,075	2,072,476
CNH Wholesale Master Note Trust,
Series 2013-2A, Class A, 144A
0.931%(c)	08/15/19	3,025	3,021,211
DB Master Finance LLC,
Series 2015-1A, Class A2I, 144A
3.262%	02/20/45	2,868	2,838,177
Diamond Resorts Owner Trust,
Series 2013-2, Class A, 144A
2.270%	05/20/26	1,490	1,488,603
Series 2014-1, Class A, 144A
2.540%	05/20/27	3,819	3,788,261
Series 2015-2, Class A, 144A
2.990%	05/22/28	5,125	5,123,286
Discover Card Execution Note Trust,
Series 2012-A6, Class A6
1.670%	01/18/22	7,683	7,578,156
Series 2014-A5, Class A
1.390%	04/15/20	5,675	5,660,385
Domino’s Pizza Master Issuer LLC,
Series 2012-1A, Class A2, 144A
5.216%	01/25/42	3,068	3,156,330
Elara HGV Timeshare Issuer LLC,
Series 2014-A, Class A, 144A
2.530%	02/25/27	1,725	1,696,493
Enterprise Fleet Financing LLC,
Series 2013-2, Class A2, 144A
1.060%	03/20/19	773	771,395
Series 2014-1, Class A2, 144A
0.870%	09/20/19	1,062	1,058,865
Series 2015-1, Class A2, 144A
1.300%	09/20/20	5,860	5,839,316
Exeter Automobile Receivables Trust,
Series 2014-2A, Class A, 144A
1.060%	08/15/18	277	276,581
Ford Credit Auto Owner Trust,
Series 2013-B, Class C
1.320%	01/15/19	2,670	2,654,535
Series 2014-1, Class A, 144A
2.260%	11/15/25	2,050	2,066,537
Series 2015-1, Class A, 144A
2.120%	07/15/26	4,455	4,398,811
Ford Credit Floorplan Master Owner Trust,
Series 2013-1, Class C
1.370%	01/15/18	880	879,959
Series 2013-1, Class D

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
1.820%	01/15/18	380	$380,041
GreatAmerica Leasing Receivables,
Series 2014-1, Class A3, 144A
0.890%	07/15/17	2,245	2,237,468
Hilton Grand Vacations Trust,
Series 2014-AA, Class A, 144A
1.770%	11/25/26	2,515	2,467,145
HOA Funding LLC,
Series 2014-1A, Class A2, 144A
4.846%	08/20/44	4,641	4,218,814
Honda Auto Receivables Owner Trust,
Series 2013-4, Class A4
1.040%	02/18/20	1,915	1,909,568
Huntington Auto Trust,
Series 2012-1, Class A4
1.180%	06/15/17	807	806,618
Hyundai Auto Lease Securitization Trust,
Series 2015-B, Class A4, 144A
1.660%	07/15/19	5,795	5,755,918
Kubota Credit Owner Trust,
Series 2014-1A, Class A4, 144A
1.670%	07/15/20	1,865	1,853,893
MMAF Equipment Finance LLC,
Series 2014-AA, Class A4, 144A
1.590%	02/08/22	2,850	2,830,101
Series 2015-AA, Class A4, 144A
1.930%	07/16/21	2,465	2,451,465
MVW Owner Trust,
Series 2013-1A, Class A, 144A
2.150%	04/22/30	383	376,289
Series 2014-1A, Class A, 144A
2.250%	09/22/31	716	708,580
Series 2015-1A, Class A, 144A
2.520%	12/20/32	5,036	4,965,532
Nissan Auto Lease Trust,
Series 2015-B, Class A3
1.540%	04/16/18	13,260	13,223,951
Santander Drive Auto Receivables Trust,
Series 2013-5, Class D
2.730%	10/15/19	802	804,592
Series 2014-1, Class D
2.910%	04/15/20	786	789,529
Series 2014-4, Class C
2.600%	11/16/20	434	434,730
Series 2014-4, Class D
3.100%	11/16/20	748	747,819
Sierra Receivables Funding Co. LLC,
Series 2014-2A, Class A, 144A
2.050%	06/20/31	1,618	1,618,775
Series 2015-1A, Class A, 144A
2.400%	03/22/32	2,259	2,232,209
Series 2015-2A, Class A, 144A
2.430%	06/20/32	3,857	3,789,431
Series 2015-3A, Class A, 144A
2.580%	09/20/32	1,491	1,465,868
SLM Student Loan Trust,
Series 2008-4, Class A4
1.970%(c)	07/25/22	385	387,368
Series 2008-5, Class A4

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
2.020%(c)	07/25/23	4,140	$4,164,438
Series 2008-9, Class A
1.820%(c)	04/25/23	2,408	2,409,221
SMART Trust (Australia),
Series 2012-2US, Class A4A, 144A
2.060%	03/14/18	5,398	5,409,428
Series 2012-4US, Class A4A
1.250%	08/14/18	995	990,433
Series 2013-1US, Class A4A
1.050%	10/14/18	416	415,174
Series 2013-2US, Class A4A
1.180%	02/14/19	660	651,338
Series 2014-1US, Class A4A
1.680%	12/14/19	2,685	2,668,474
Series 2015-1US, Class A3A
1.500%	09/14/18	1,780	1,773,966
SMB Private Education Loan Trust,
Series 2015-A, Class A2A, 144A
2.490%	06/15/27	2,465	2,397,115
Series 2015-B, Class A2A, 144A
2.980%	07/15/27	2,795	2,766,036
Series 2015-C, Class A2A, 144A
2.750%	07/15/27	3,025	2,980,089
SpringCastle America Funding LLC,
Series 2014-AA, Class A, 144A
2.700%	05/25/23	777	775,603
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4, 144A
1.780%	01/15/21	4,390	4,353,689
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	2,515	2,521,739
Series 2012-6, Class B
1.830%	08/17/20	4,900	4,901,305
Series 2013-1, Class B
1.690%	03/15/21	5,785	5,762,768
Series 2014-1, Class B
1.810%	11/15/20	2,880	2,874,136
Series 2014-1, Class C
1.910%	11/15/20	1,380	1,374,699
Wendys Funding LLC,
Series 2015-1A, Class A2I, 144A
3.371%	06/15/45	12,833	12,521,146
Wheels SPV LLC,
Series 2015-1A, Class A2, 144A
1.270%	04/22/24	4,075	4,034,405
World Omni Auto Receivables Trust,
Series 2012-A, Class B
1.490%	05/15/19	2,415	2,417,592
World Omni Automobile Lease Securitization Trust,
Series 2014-A, Class A4
1.370%	01/15/20	3,000	2,991,918
Series 2014-A, Class B
1.650%	04/15/20	2,050	2,049,778

			296,940,494

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities — 0.1%
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	12	$11,477
Countrywide Asset-Backed Certificates Trust,
Series 2004-7, Class AF5
5.342%	01/25/35	154	158,973
Series 2004-BC1, Class M2
1.830%(c)	01/25/34	356	334,061
GSAA Home Equity Trust,
Series 2005-8, Class A3
0.852%(c)	06/25/35	3,247	3,066,998
Invitation Homes Trust,
Series 2015-SFR3, Class E, 144A
4.101%(c)	08/17/32	369	362,379
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%(c)	08/25/36	255	261,800
Truman Capital Mortgage Loan Trust,
Series 2014-NPL2, Class A1, 144A
3.125%	06/25/54	17	16,945
Series 2014-NPL3, Class A1, 144A
3.125%	04/25/53	191	190,112
Vericrest Opportunity Loan Trust,
Series 2014-NP10, Class A1, 144A
3.375%	10/25/54	532	525,821
Series 2014-NPL7, Class A1, 144A
3.375%	08/27/57	2,073	2,057,072
Series 2014-NPL9, Class A1, 144A
3.375%	11/25/54	558	552,417

			7,538,055

TOTAL ASSET-BACKED SECURITIES (cost $306,527,837)			304,478,549

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.4%
Banc of America Commercial Mortgage Trust,
Series 2006-3, Class A4
5.889%(c)	07/10/44	775	779,515
Series 2006-3, Class AM
5.849%(c)	07/10/44	9,118	9,208,633
Series 2006-5, Class AM
5.448%	09/10/47	8,830	8,995,022
Series 2007-1, Class A4
5.451%	01/15/49	440	450,862
Series 2007-2, Class A4
5.619%(c)	04/10/49	880	890,537
Series 2007-4, Class AM
5.809%(c)	02/10/51	3,315	3,464,936
Series 2007-5, Class A4
5.492%	02/10/51	4,546	4,708,705
Barclays Commercial Mortgage Trust,
Series 2015-RRI, Class C, 144A
2.381%(c)	05/15/32	246	242,857
Series 2015-RRI, Class D, 144A
3.231%(c)	05/15/32	304	298,314
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW15, Class A4
5.331%	02/11/44	836	859,301

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class DPA, 144A
3.331%(c)	12/15/27	295	$289,635
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.710%(c)	12/10/49	1,000	1,033,367
Series 2014-GC21, Class AS
4.026%	05/10/47	3,000	3,085,083
Series 2014-GC25, Class A4
3.635%	10/10/47	3,250	3,303,916
Series 2015-GC29, Class A4
3.192%	04/10/48	7,480	7,333,606
Series 2015-GC35, Class A4
3.818%	11/10/48	4,435	4,544,169
Series 2015-P1, Class A5
3.716%	09/15/48	1,810	1,844,708
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	689	695,509
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C3, Class AM
5.766%(c)	05/15/46	1,025	1,075,971
COMM Mortgage Trust,
Series 2006-C7, Class AM
5.793%(c)	06/10/46	1,285	1,298,489
Series 2014-CR21, Class A3
3.528%	12/10/47	15,365	15,487,720
Series 2014-TWC, Class A, 144A
1.046%(c)	02/13/32	1,950	1,927,794
Series 2015-CR24, Class A5
3.696%	08/10/55	3,025	3,074,686
Series 2015-LC21, Class B
4.313%(c)	07/10/48	3,055	3,038,774
Series 2015-LC21, Class C
4.313%(c)	07/10/48	1,770	1,618,323
Series 2015-LC23, Class A2
3.221%	10/10/53	7,785	7,981,197
Series 2015-LC23, Class A4
3.774%	10/10/53	10,900	11,104,065
Series 2015-PC1, Class A2
3.148%	07/10/50	1,165	1,195,760
Series 2015-PC1, Class A5
3.902%	07/10/50	1,805	1,858,384
Series 2015-PC1, Class AM
4.290%	07/10/50	960	998,432
Series 2015-PC1, Class B
4.443%(c)	07/10/50	1,505	1,498,446
Series 2015-PC1, Class C
4.443%(c)	07/10/50	1,205	1,087,116
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306%	12/10/46	2,237	2,276,841
Series 2012-CR3, Class A3
2.822%	10/15/45	950	939,209
Series 2014-UBS6, Class A5
3.644%	12/10/47	5,330	5,390,466

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2007-GG9, Class A4
5.444%	03/10/39	2,868	$2,931,648
Series 2007-GG9, Class AM
5.475%	03/10/39	3,520	3,601,088
Series 2007-GG9, Class AMFX
5.475%	03/10/39	5,160	5,284,945
Credit Suisse Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.467%	09/15/39	394	398,413
Credit Suisse Mortgage Capital Certificates,
Series 2015-GLPB, Class A, 144A
3.639%	11/15/34	5,815	5,968,541
Series 2015-GLPB, Class B, 144A
3.938%(c)	11/15/34	3,875	3,952,531
Series 2015-TOWN, Class B, 144A
2.231%(c)	03/15/17	137	135,881
Series 2015-TOWN, Class C, 144A
2.581%(c)	03/15/17	134	132,806
Series 2015-TOWN, Class D, 144A
3.531%(c)	03/15/17	203	200,674
Credit Suisse Mortgage Trust,
Series 2014-Ice, Class A, 144A
1.131%(c)	04/15/27	1,065	1,058,069
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A4
3.718%	08/15/48	1,685	1,707,001
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA2, Class M2(x)
2.821%(c)	12/25/27	4,130	4,107,282
Series 2015-DNA3, Class M2(x)
3.272%(c)	04/25/28	2,830	2,824,395
Series 2015-HQA2, Class M2(x)
3.222%(c)	05/25/28	1,820	1,818,633
FREMF Mortgage Trust,
Series 2015-K43, Class B, 144A
3.863%(c)	02/25/48	1,235	1,129,315
Series 2015-K45, Class B, 144A
3.591%(c)	04/25/48	2,040	1,816,578
Series 2015-K46, Class B, 144A
3.819%(c)	04/25/48	3,485	3,022,432
Series 2015-K47, Class B, 144A
3.724%(c)	06/25/48	2,305	2,052,722
Series 2015-K48, Class B, 144A
3.760%(c)	06/25/25	2,150	1,941,292
Series 2015-K49, Class B, 144A
3.721%(c)	07/25/25	1,770	1,563,831
Series 2015-K718, Class B, 144A
3.669%(c)	02/25/22	3,715	3,507,449
Series 2015-K720, Class B, 144A
3.389%(c)	07/25/22	2,760	2,415,559
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class BFX, 144A
3.382%(c)	12/15/19	520	518,748
Series 2015-NRF, Class CFX, 144A
3.382%(c)	12/15/19	523	510,464
Series 2015-NRF, Class DFX, 144A
3.382%(c)	12/15/19	518	498,251

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GE Commercial Mortgage Corp.,
Series 2007-C1, Class A4
5.543%	12/10/49	1,640	$1,686,951
GMAC Commercial Mortgage Securities, Inc.,Trust,
Series 2006-C1, Class AM
5.290%(c)	11/10/45	1,752	1,750,114
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4
5.826%(c)	07/10/38	1,991	1,999,671
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class A3
2.773%	11/10/45	1,910	1,878,856
GS Mortgage Securities Corp. Trust,
Series 2013-NYC5, Class C, 144A
2.974%	01/10/30	130	130,720
GS Mortgage Securities Trust,
Series 2006-GG8, Class A1A
5.547%	11/10/39	238	242,005
Series 2006-GG8, Class A4
5.560%	11/10/39	953	951,342
GS Mortgage-Backed Securities Trust,
Series 2014-EB1A, Class 2A1, 144A
2.490%(c)	07/25/44	1,519	1,507,095
Series 2015-GC34, Class A4
3.506%	10/10/48	4,055	4,055,847
Hilton USA Trust,
Series 2013-HLT, Class CFX, 144A
3.714%	11/05/30	140	140,104
Hilton USA Trust 2013-HLT,
Series 2013-HLT, Class DFX, 144A
4.407%	11/05/30	1,290	1,290,954
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB15, Class A4
5.814%(c)	06/12/43	1,090	1,090,949
Series 2007-C1, Class A4
5.716%	02/15/51	2,897	3,025,858
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	8,688	9,010,414
Series 2012-C8, Class A3
2.829%	10/15/45	2,455	2,424,970
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP8, Class AJ
5.480%(c)	05/15/45	545	554,217
Series 2007-CB19, Class AM
5.695%(c)	02/12/49	7,570	7,800,414
Series 2013-LC11, Class A5
2.960%	04/15/46	2,530	2,490,407
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class A5
3.639%	11/15/47	895	909,463
Series 2015-C28, Class A4
3.227%	10/15/48	7,655	7,502,421
Series 2015-C30, Class A2
3.087%	07/15/48	460	469,904
Series 2015-C30, Class A5
3.822%	07/15/48	7,240	7,417,221
Series 2015-C31, Class A3
3.801%	08/15/48	3,630	3,712,173

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2007-CB18, Class A4
5.440%	06/12/47	974	$997,052
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB17, Class A4
5.429%	12/12/43	457	465,058
Series 2007-LD11, Class A4
5.774%(c)	06/15/49	5,175	5,277,433
Series 2007-LDPX, Class A3
5.420%	01/15/49	453	462,057
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.898%(c)	07/15/44	391	405,111
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class AM
5.217%(c)	02/15/31	191	190,884
Series 2006-C4, Class A4
5.820%(c)	06/15/38	2,002	2,019,718
Series 2007-C1, Class A4
5.424%	02/15/40	948	969,390
Series 2007-C2, Class AM
5.493%(c)	02/15/40	2,845	2,912,097
Series 2008-C1, Class AM
6.087%(c)	04/15/41	1,490	1,541,802
Merrill Lynch Mortgage Trust,
Series 2007-C1, Class A4
5.836%(c)	06/12/50	2,580	2,662,097
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%	12/12/49	188	190,669
Series 2007-6, Class A4
5.485%(c)	03/12/51	400	410,112
Series 2007-7, Class A4
5.743%(c)	06/12/50	86	88,781
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class A4
3.306%	04/15/48	4,055	3,994,083
Series 2015-C24, Class AS
4.036%(c)	05/15/48	475	482,912
Series 2015-C24, Class B
4.354%(c)	05/15/48	895	886,861
Series 2015-C24, Class C
4.354%(c)	05/15/48	530	495,354
Morgan Stanley Capital I Trust,
Series 2007-HQ11, Class AJ
5.508%(c)	02/12/44	2,440	2,455,662
Series 2007-IQ14, Class A4
5.692%(c)	04/15/49	2,038	2,090,225
Morgan Stanley Capital I, Inc.,
Series 2015-MS1, Class A4
3.779%	05/15/48	2,745	2,817,500
Series 2015-MS1, Class AS
4.029%(c)	05/15/48	325	333,935
Series 2015-MS1, Class B
4.029%(c)	05/15/48	905	887,698
Towd Point Mortgage Trust,
Series 2015-3, Class A1B, 144A
3.000%(c)	03/25/54	3,431	3,416,361

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-4, Class A1B, 144A
2.750%(c)	04/25/55	3,347	$3,310,006
Towd Point Mortgage Trust 2015-5,
Series 2015-5, Class A1B, 144A
2.750%(c)	05/25/55	2,360	2,330,809
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C30, Class A5
5.342%	12/15/43	3,980	4,070,715
Series 2007-C31, Class A4
5.509%	04/15/47	1,760	1,808,920
Series 2007-C33, Class A4
5.952%(c)	02/15/51	6,166	6,373,616
Series 2007-C33, Class A5
5.952%(c)	02/15/51	1,000	1,055,004
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29, Class A4
3.637%	06/15/48	4,960	5,018,108
Series 2015-C31, Class A4
3.695%	11/15/48	19,295	19,567,135
Series 2015-LC20, Class C
4.056%(c)	04/15/50	1,995	1,847,092
Series 2015-NXS2, Class A2
3.020%	07/15/58	1,950	1,990,192
Series 2015-NXS2, Class A5
3.767%	07/15/58	3,240	3,311,177
Series 2015-NXS2, Class AS
4.121%	07/15/58	625	643,275
Series 2015-NXS2, Class B
4.252%(c)	07/15/58	1,005	1,011,049
Series 2015-NXS2, Class C
4.252%(c)	07/15/58	545	514,523
Series 2015-SG1, Class A4
3.789%	12/15/47	3,110	3,181,069
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A4
3.001%	05/15/45	3,150	3,114,611
Series 2013-C18, Class A3
3.651%	12/15/46	2,235	2,308,827
Series 2014-C19, Class AS
4.271%	03/15/47	2,775	2,928,666

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $340,375,910)			329,858,612

CORPORATE OBLIGATIONS — 13.4%
Advertising — 0.2%
Acosta, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/01/22	875	772,187
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/23	1,225	1,178,691
4.000%	03/15/22	4,765	4,771,914
4.200%	04/15/24	3,454	3,422,095
Lamar Media Corp.,
Gtd. Notes
5.875%	02/01/22	250	262,500
MDC Partners, Inc.,
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Advertising (continued)
6.750%	04/01/20		2,695	$2,775,850
Omnicom Group, Inc.,
Gtd. Notes
3.650%	11/01/24		5,655	5,601,532
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.250%	02/15/22		350	357,875
5.625%	02/15/24		350	359,625
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.625%	09/07/22		1,810	1,816,223
3.750%	09/19/24		5,825	5,794,786
4.750%	11/21/21	(a)	3,445	3,711,888

				30,825,166

Aerospace & Defense — 0.1%
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg),
Gtd. Notes, 144A
7.750%	12/15/20	(a)	1,000	720,000
Airbus Group Finance BV (France),
Gtd. Notes, 144A
2.700%	04/17/23		3,240	3,121,734
Harris Corp.,
Sr. Unsec’d. Notes
2.700%	04/27/20		700	686,747
3.832%	04/27/25		980	965,230
Huntington Ingalls Industries, Inc.,
Gtd. Notes, 144A
5.000%	11/15/25		725	735,875
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.550%	01/15/26		5,085	5,102,894
3.600%	03/01/35		1,150	1,028,398
3.800%	03/01/45		2,860	2,535,021
Moog, Inc.,
Gtd. Notes, 144A
5.250%	12/01/22		350	353,500
StandardAero Aviation Holdings, Inc.,
Gtd. Notes, 144A
10.000%	07/15/23		1,175	1,166,188
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20		420	406,350
6.000%	07/15/22		85	83,088
6.500%	07/15/24		425	422,663
Gtd. Notes, 144A
6.500%	05/15/25		570	552,188

				17,879,876

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
2.625%	01/14/20		4,450	4,458,264
5.375%	01/31/44	(a)	620	666,897
9.250%	08/06/19		181	221,540
Imperial Tobacco Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		5,615	5,626,005
4.250%	07/21/25		4,055	4,114,868

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Agriculture (continued)
MHP SA (Ukraine),
Gtd. Notes, REGS
8.250%	04/02/20		1,475	$1,275,875
Mriya Agro Holding PLC (Ukraine),
Sr. Unsec’d. Notes, 144A(g)(i)
9.450%	04/19/18		900	121,500
Sr. Unsec’d. Notes, REGS(g)(i)
9.450%	04/19/18		400	54,000
Reynolds American, Inc.,
Gtd. Notes
2.300%	06/12/18		362	364,274
3.250%	11/01/22		2,685	2,654,850
4.000%	06/12/22	(a)	2,604	2,707,072
4.450%	06/12/25	(a)	3,405	3,561,055
5.700%	08/15/35	(a)	208	227,930
5.850%	08/15/45	(a)	3,228	3,588,697
6.150%	09/15/43		229	259,779
6.750%	06/15/17		660	704,554
7.250%	06/15/37		610	746,796

				31,353,956

Airlines — 0.3%
Air Canada (Canada),
Gtd. Notes, 144A
7.750%	04/15/21		525	546,000
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		2,535	2,560,070
American Airlines 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
5.625%	01/15/21		124	125,435
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		5,650	5,960,297
American Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.375%	04/01/24		482	479,234
American Airlines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	11/01/24	(a)	5,582	5,456,235
American Airlines Group, Inc.,
Gtd. Notes, 144A
5.500%	10/01/19		320	316,000
Continental Airlines 2009-1 Pass-Through Trust,
Pass-Through Certificates
9.000%	01/08/18		287	295,827
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21		166	187,578
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		2,736	2,807,232
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20		271	284,328
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20		111	117,426

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Airlines (continued)
Delta Air Lines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.625%	01/30/29		2,295	$2,323,687
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28	(a)	6,415	6,471,452
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24		155	155,388
United Continental Holdings, Inc.,
Gtd. Notes
6.000%	12/01/20	(a)	1,045	1,083,534
6.375%	06/01/18		10	10,406
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26		1,849	1,918,340
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		1,968	1,982,302
US Airways Group, Inc.,
Gtd. Notes
6.125%	06/01/18	(a)	2,100	2,136,750

				35,217,521

Apparel
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25		1,700	1,691,500
6.875%	05/01/22		450	481,500
Quiksilver, Inc./QS Wholesale, Inc.,
Gtd. Notes(g)(i)
10.000%	08/01/20		150	7,125
William Carter Co. (The),
Gtd. Notes
5.250%	08/15/21		1,322	1,358,355
Wolverine World Wide, Inc.,
Gtd. Notes
6.125%	10/15/20		475	494,000

				4,032,480

Auto Manufacturers — 0.2%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.240%	06/15/18		923	914,608
General Motors Co.,
Sr. Unsec’d. Notes
3.500%	10/02/18		470	474,719
4.000%	04/01/25		4,060	3,846,330
6.250%	10/02/43		81	85,579
General Motors Financial Co., Inc.,
Gtd. Notes
2.400%	04/10/18	(a)	2,699	2,685,751
2.625%	07/10/17		150	150,457
3.000%	09/25/17		341	342,165
3.150%	01/15/20		5,730	5,678,722
3.250%	05/15/18		245	246,226
3.500%	07/10/19		540	541,809
4.250%	05/15/23		280	276,959
4.375%	09/25/21		2,508	2,543,245

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Auto Manufacturers (continued)
4.750%	08/15/17		250	$259,110
6.750%	06/01/18		3,865	4,188,396
Hyundai Capital America (South Korea),
Sr. Unsec’d. Notes, 144A
1.875%	08/09/16		143	143,197
2.125%	10/02/17		180	178,933
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
5.625%	02/01/23	(a)	1,175	1,186,750

				23,742,956

Auto Parts & Equipment — 0.1%
Affinia Group, Inc.,
Gtd. Notes
7.750%	05/01/21		325	330,785
Delphi Automotive PLC (United Kingdom),
Gtd. Notes
4.250%	01/15/26		3,920	3,937,475
Delphi Corp.,
Gtd. Notes
5.000%	02/15/23		6,290	6,654,820
Gestamp Funding Luxembourg SA (Spain),
Sr. Sec’d. Notes, 144A
5.625%	05/31/20		575	585,925
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.125%	11/15/23	(a)	1,175	1,204,375
MPG Holdco I, Inc.,
Gtd. Notes
7.375%	10/15/22	(a)	1,475	1,489,750
Omega US Sub LLC,
Sr. Unsec’d. Notes, 144A
8.750%	07/15/23	(a)	1,175	1,083,938
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK, 144A
6.250%	11/15/19		325	339,625
6.875%	08/15/18		550	566,500

				16,193,193

Banks — 2.7%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25		4,610	4,594,787
Akbank TAS (Turkey),
Sr. Unsec’d. Notes
5.125%	03/31/25		825	767,699
Banco Bradesco SA (Brazil),
Sub. Notes
5.750%	03/01/22		450	419,625
5.900%	01/16/21		850	809,625
Banco do Brasil SA/Cayman (Brazil),
Jr. Sub. Notes
6.250%(c)	10/29/49		1,110	538,350
Banco do Estado do Rio Grande do Sul SA (Brazil),
Sub. Notes, 144A
7.375%	02/02/22		1,300	1,037,400
Banco Hipotecario SA (Argentina),
Sr. Unsec’d. Notes, 144A
9.750%	11/30/20		1,300	1,326,000

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22		1,550	$1,542,732
Bank of America Corp.,
Sr. Unsec’d. Notes
1.950%	05/12/18	(a)	1,291	1,283,702
2.250%	04/21/20		1,241	1,211,048
3.875%	03/22/17		285	291,231
5.750%	12/01/17		1,085	1,160,679
5.875%	01/05/21	(a)	555	628,117
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18		13,040	13,023,374
3.300%	01/11/23		5,270	5,187,393
5.650%	05/01/18		3,855	4,145,312
Sub. Notes
3.950%	04/21/25		700	681,638
Sub. Notes, MTN
4.250%	10/22/26		759	751,284
Bank of America NA,
Sr. Unsec’d. Notes
1.650%	03/26/18		1,008	1,000,418
Sub. Notes
5.300%	03/15/17		315	327,687
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
1.700%	03/05/18		1,327	1,315,954
2.300%	03/05/20		1,320	1,301,148
Barclays Bank PLC (United Kingdom),
Sub. Notes
5.140%	10/14/20		5,015	5,442,278
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.000%	03/16/18		3,200	3,180,902
2.750%	11/08/19		4,627	4,610,098
2.875%	06/08/20		1,200	1,197,482
3.650%	03/16/25	(a)	10,325	9,922,583
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	04/10/24		5,305	5,238,687
Sub. Notes, 144A
5.350%(c)	11/12/29		220	215,600
Sub. Notes, REGS
6.500%	03/10/21		1,350	1,431,000
BPCE SA (France),
Sub. Notes, 144A
4.500%	03/15/25		10,575	10,144,534
5.150%	07/21/24		3,475	3,504,204
Branch Banking & Trust Co.,
Sub. Notes
3.625%	09/16/25		1,600	1,615,048
3.800%	10/30/26		7,445	7,558,477
Capital One NA,
Sr. Unsec’d. Notes
1.650%	02/05/18	(a)	3,361	3,327,746
2.950%	07/23/21	(a)	1,017	1,006,687
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(c)	12/29/49	(a)	1,700	1,694,687
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
1.800%	02/05/18		11,000	$10,957,892
Sub. Notes
4.050%	07/30/22		195	199,459
5.500%	09/13/25		227	246,407
Citizens Financial Group, Inc.,
Sub. Notes, 144A
4.150%	09/28/22		546	547,566
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Netherlands),
Bank Gtd. Notes
4.375%	08/04/25		933	948,910
Credit Suisse AG (Switzerland),
Sub. Notes, 144A
6.500%	08/08/23	(a)	10,280	11,076,700
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A
2.750%	03/26/20		532	526,957
3.750%	03/26/25		530	512,661
3.800%	09/15/22		940	939,258
Credit Suisse NY (Switzerland),
Sub. Notes
6.000%	02/15/18		360	386,874
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		1,105	1,097,529
2.600%	11/13/18		2,425	2,423,062
3.200%	08/09/21		1,124	1,116,312
4.200%	08/08/23		769	785,582
Sub. Notes
7.000%	04/15/20		866	986,013
Discover Bank/Greenwood DE,
Sr. Unsec’d. Notes, BKNT
3.100%	06/04/20		5,112	5,123,599
Erste Group Bank AG (Austria),
Sub. Notes, EMTN
5.500%(c)	05/26/25		200	197,500
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
4.000%	01/14/23		800	810,032
Fifth Third Bancorp,
Sub. Notes
4.500%	06/01/18		300	315,889
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/29/49	(a)	1,200	1,192,500
Sr. Unsec’d. Notes
2.375%	01/22/18	(a)	5,320	5,365,965
2.550%	10/23/19		5,100	5,098,006
2.900%	07/19/18	(a)	789	804,422
3.625%	01/22/23	(a)	3,885	3,929,114
5.750%	01/24/22		5,180	5,890,805
6.150%	04/01/18		7,350	7,981,483
Sr. Unsec’d. Notes, GMTN
7.500%	02/15/19		10,410	11,911,757
Sub. Notes
4.250%	10/21/25		3,570	3,542,714
6.750%	10/01/37		4,195	4,903,687
Halyk Savings Bank Of Kazakhstan JSC (Kazakhstan),
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
7.250%	05/03/17		700	$719,737
Halyk Savings Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes, REGS
7.250%	01/28/21		850	871,250
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(c)	12/29/49		4,410	4,404,487
Sub. Notes
4.250%	03/14/24	(a)	342	343,240
5.250%	03/14/44		248	257,331
Huntington Bancshares, Inc.,
Sub. Notes
7.000%	12/15/20		200	232,893
Huntington National Bank (The),
Sr. Unsec’d. Notes
1.700%	02/26/18		2,500	2,472,177
2.000%	06/30/18		600	596,221
ICICI Bank Ltd. (India),
Jr. Sub. Notes, REGS
6.375%(c)	04/30/22		1,350	1,379,685
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.450%	03/16/20		2,645	2,636,795
Sub. Notes, 144A
5.800%	09/25/23		6,129	6,658,975
Sub. Notes, EMTN
4.125%(c)	11/21/23		5,595	5,698,575
Intesa Sanpaolo SpA (Italy),
Gtd. Notes, GMTN
3.125%	01/15/16		3,760	3,761,876
Sr. Unsec’d. Notes, 144A
6.500%	02/24/21		795	901,762
Itau Unibanco Holding SA (Brazil),
Sub. Notes, REGS
5.650%	03/19/22		2,055	1,895,737
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(c)	12/29/49		1,925	1,917,781
Sub. Notes
3.875%	09/10/24		10,199	10,145,394
4.125%	12/15/26		2,140	2,134,100
KeyBank NA,
Sr. Unsec’d. Notes
1.700%	06/01/18		3,600	3,574,796
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.900%	09/15/20		7,345	7,317,390
KFW (Germany),
Gov’t. Gtd. Notes, GMTN
0.500%	04/19/16		3,971	3,968,379
Lloyds Banking Group PLC (United Kingdom),
Sub. Notes, 144A
4.582%	12/10/25	(a)	9,936	9,960,204
M&I Marshall & Ilsley Bank,
Sub. Notes
5.000%	01/17/17		869	895,736
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A
1.800%	03/26/18		2,659	2,641,214

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
Morgan Stanley,
Sr. Unsec’d. Notes
2.650%	01/27/20		2,409	$2,402,450
3.750%	02/25/23		21,620	22,144,631
5.750%	01/25/21	(a)	1,608	1,805,384
Sr. Unsec’d. Notes, GMTN
5.500%	07/28/21		7,570	8,481,216
Sr. Unsec’d. Notes, MTN
2.375%	07/23/19		862	859,111
4.000%	07/23/25		1,028	1,058,608
6.625%	04/01/18		200	219,306
Sub. Notes
4.875%	11/01/22	(a)	1,457	1,546,244
5.000%	11/24/25		1,529	1,623,107
Sub. Notes, MTN
4.100%	05/22/23		235	237,397
PNC Bank NA,
Sr. Unsec’d. Notes, MTN
1.600%	06/01/18		3,600	3,573,148
2.300%	06/01/20		3,600	3,567,769
Provident Funding Associates LP/PFG Finance Corp.,
Gtd. Notes, 144A
6.750%	06/15/21	(a)	1,250	1,209,375
Regions Bank,
Sub. Notes
6.450%	06/26/37		525	610,943
7.500%	05/15/18		600	666,684
Regions Financial Corp.,
Sr. Unsec’d. Notes
2.000%	05/15/18		581	576,894
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	10/16/20		6,800	6,753,835
Santander UK PLC (United Kingdom),
Sub. Notes, 144A
5.000%	11/07/23	(a)	9,120	9,493,473
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.125%	02/07/22		350	351,330
Sr. Unsec’d. Notes, REGS
5.180%	06/28/19		900	903,600
6.125%	02/07/22		1,750	1,756,650
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.700%	04/17/18		5,800	5,741,304
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.625%	03/13/18		2,630	2,622,768
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	04/20/21	(a)	1,300	1,352,494
Turkiye Halk Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
3.875%	02/05/20		400	375,240
4.875%	07/19/17		685	696,138
Turkiye Is Bankasi (Turkey),
Sub. Notes, REGS
6.000%	10/24/22		2,620	2,582,901

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
Turkiye Vakiflar Bankasi TAO (Turkey),
Sub. Notes, REGS
6.875%(c)	02/03/25		425	$411,833
UBS AG (Switzerland),
Sr. Unsec’d. Notes
1.375%	06/01/17		584	581,217
Sr. Unsec’d. Notes, MTN
1.800%	03/26/18	(a)	1,064	1,062,219
2.350%	03/26/20	(a)	3,600	3,595,781
UBS Group Funding Jersey Ltd. (Switzerland),
Gtd. Notes, 144A
4.125%	09/24/25	(a)	2,450	2,447,459
US Bank NA,
Sr. Unsec’d. Notes, BKNT
2.125%	10/28/19		5,400	5,395,907
Vnesheconombank Via VEB Finance PLC (Russia),
Sr. Unsec’d. Notes
6.800%	11/22/25		1,400	1,355,651
Sr. Unsec’d. Notes, REGS
6.902%	07/09/20		1,550	1,566,306

				368,267,979

Beverages — 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey),
Sr. Unsec’d. Notes, REGS
3.375%	11/01/22		1,600	1,342,067
Constellation Brands, Inc.,
Gtd. Notes
6.000%	05/01/22	(a)	475	522,500
Cott Beverages, Inc. (Canada),
Gtd. Notes
6.750%	01/01/20		525	542,063
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	07/17/22	(a)	4,320	4,434,100
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/42		2,185	2,201,171

				9,041,901

Biotechnology — 0.2%
AMAG Pharmaceuticals, Inc.,
Gtd. Notes, 144A
7.875%	09/01/23	(a)	650	572,000
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20		1,090	1,087,134
4.050%	09/15/25	(a)	4,485	4,505,353
Celgene Corp.,
Sr. Unsec’d. Notes
3.625%	05/15/24		14,490	14,250,929
3.875%	08/15/25	(a)	7,625	7,594,119
Concordia Healthcare Corp. (Canada),
Gtd. Notes, 144A
7.000%	04/15/23		225	195,187
9.500%	10/21/22		750	738,750

				28,943,472

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Building Materials — 0.2%
Builders Firstsource, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	06/01/21	(a)	1,175	$1,236,687
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		3,600	3,789,000
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.071%(c)	10/15/18		350	342,125
Grupo Cementos de Chihuahua SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
8.125%	02/08/20		560	574,000
Holcim US Finance Sarl & Cie SCS (Switzerland),
Gtd. Notes, 144A
5.150%	09/12/23	(a)	2,420	2,589,986
6.000%	12/30/19		1,572	1,743,551
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	(a)	4,475	4,391,962
Masonite International Corp.,
Gtd. Notes, 144A
5.625%	03/15/23		375	387,188
Norbord, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.250%	04/15/23		375	370,313
Nortek, Inc.,
Gtd. Notes
8.500%	04/15/21		700	726,320
Owens Corning,
Gtd. Notes
9.000%	06/15/19		425	492,575
Reliance Intermediate Holdings LP (Canada),
Sr. Sec’d. Notes, 144A
6.500%	04/01/23		2,275	2,366,000
USG Corp.,
Gtd. Notes, 144A
5.875%	11/01/21		200	208,000
Votorantim Cimentos SA (Brazil),
, REGS
7.250%	04/05/41		1,850	1,406,000
Gtd. Notes, 144A
7.250%	04/05/41		1,160	881,600
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21		425	495,125
West China Cement Ltd. (China),
Gtd. Notes
6.500%	09/11/19		1,900	1,999,102

				23,999,534

Chemicals — 0.1%
Consolidated Energy Finance SA (Trinidad & Tobago),
Gtd. Notes, 144A
6.750%	10/15/19		1,170	1,118,461
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.125%	11/15/21		576	603,873
4.250%	11/15/20		79	82,694

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Chemicals (continued)
Hexion, Inc.,
Sr. Sec’d. Notes
6.625%	04/15/20			850	$660,875
10.000%	04/15/20	(a)		325	268,125
Ineos Group Holdings SA (Luxembourg),
Gtd. Notes, 144A
6.125%	08/15/18	(a)		850	841,500
Kerling PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
10.625%	02/01/17		EUR	725	788,686
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	(a)		4,180	4,166,900
Platform Specialty Products Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	02/01/22	(a)		610	527,650
10.375%	05/01/21			775	773,063
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.250%	01/15/21			105	81,900
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
4.450%	12/03/25			4,730	4,666,580

					14,580,307

Coal
CONSOL Energy, Inc.,
Gtd. Notes, 144A
8.000%	04/01/23			1,225	814,625
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,
Gtd. Notes, 144A
7.375%	02/01/20			550	341,000
7.375%	02/01/20			300	186,000
7.375%	02/01/20			75	46,500

					1,388,125

Commercial Services — 0.2%
Ancestry.Com Holdings LLC,
Sr. Unsec’d. Notes, PIK, 144A
9.625%	10/15/18			1,075	1,058,875
Ashtead Capital, Inc. (United Kingdom),
Sec’d. Notes, 144A
6.500%	07/15/22			550	573,375
Catholic Health Initiatives,
Unsec’d. Notes
2.600%	08/01/18			1,515	1,521,240
CEB, Inc.,
Gtd. Notes, 144A
5.625%	06/15/23			2,300	2,282,750
Cerved Group SpA (Italy),
Sr. Sec’d. Notes, 144A
6.375%	01/15/20		EUR	150	168,077
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, REGS
6.850%	07/02/37			2,500	2,456,250
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25			3,665	3,626,646

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Commercial Services (continued)
Europcar Groupe SA (France),
2nd Lien, 144A
5.750%	06/15/22		EUR	475	$535,567
FTI Consulting, Inc.,
Gtd. Notes
6.000%	11/15/22			850	890,375
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.875%	03/01/20			325	269,750
HPHT Finance 15 Ltd. (Singapore),
Gtd. Notes, 144A
2.250%	03/17/18			4,160	4,131,741
ICTSI Treasury BV (Philippines),
Gtd. Notes, MTN
5.875%	09/17/25			200	214,138
Iron Mountain Europe PLC (United Kingdom),
Gtd. Notes, 144A
6.125%	09/15/22		EUR	500	758,480
Laureate Education, Inc.,
Gtd. Notes, 144A
9.250%	09/01/19	(a)		875	542,500
Loxam SAS (France),
Sr. Sub. Notes, 144A
7.000%	07/23/22		EUR	500	556,962
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38			2,130	2,183,866
Mersin Uluslararasi Liman Isletmeciligi A/S (Turkey),
Sr. Unsec’d. Notes
5.875%	08/12/20			1,000	1,023,080
President and Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37			1,310	1,275,981
Red de Carreteras de Occidente SAPIB de CV (Mexico),
Sr. Sec’d. Notes, 144A
9.000%	06/10/28		MXN	4,240	236,606
Royal Capital B.V. (Philippines),
Gtd. Notes
5.500%(c)	12/29/49			350	338,472
6.250%(c)	05/29/49			200	200,437
Safway Group Holding LLC/Safway Finance Corp.,
Sec’d. Notes, 144A
7.000%	05/15/18			250	249,375
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21			350	411,250
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26			1,395	1,371,752
Truven Health Analytics, Inc.,
Gtd. Notes
10.625%	06/01/20			350	351,750
United Rentals North America, Inc.,
Gtd. Notes
6.125%	06/15/23	(a)		875	894,688

					28,123,983

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Containers & Packaging — 0.1%
AEP Industries, Inc.,
Sr. Unsec’d. Notes
8.250%	04/15/19			650	$667,875
Ardagh Finance Holdings SA (Luxembourg),
Sr. Unsec’d. Notes, PIK, 144A
8.375%	06/15/19		EUR	781	863,804
8.625%	06/15/19			946	932,751
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Unsec’d. Notes, 144A(g)
7.000%	11/15/20			985	967,474
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (New Zealand),
Gtd. Notes, 144A
5.625%	12/15/16	(a)		525	519,094
6.000%	06/15/17			1,035	1,001,363
Brambles USA, Inc. (Australia),
Gtd. Notes, 144A
4.125%	10/23/25			1,410	1,417,837
Graphic Packaging International, Inc.,
Gtd. Notes
4.750%	04/15/21			325	331,500
Greif, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/19			25	27,625
Novelis, Inc.,
Gtd. Notes
8.750%	12/15/20			425	389,938
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand),
Gtd. Notes
8.250%	02/15/21	(a)		2,410	2,319,625
9.875%	08/15/19			403	406,023
Sr. Sec’d. Notes
5.750%	10/15/20	(a)		190	193,266
Sealed Air Corp.,
Gtd. Notes, 144A
5.250%	04/01/23	(a)		600	612,000
SIG Combibloc Holdings SCA (Luxembourg),
Sr. Unsec’d. Notes, 144A
7.750%	02/15/23		EUR	1,175	1,331,208

					11,981,383

Distribution/Wholesale — 0.1%
American Builders & Contractors Supply Co., Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/23			750	755,625
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
6.375%	10/01/23			1,100	1,120,625
Entertainment One Ltd. (Canada),
Sr. Sec’d. Notes, 144A
6.875%	12/15/22		GBP	450	660,409
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22	(a)		275	269,500
HD Supply, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	12/15/21			900	918,000
Matalan Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Distribution/Wholesale (continued)
6.875%	06/01/19		GBP	1,100	$1,354,061
Univar USA, Inc.,
Gtd. Notes, 144A
6.750%	07/15/23	(a)		1,550	1,414,375

					6,492,595

Diversified Financial Services — 0.3%
Affiliated Managers Group, Inc.,
Sr. Unsec’d. Notes
4.250%	02/15/24			239	241,421
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.500%	02/15/22			600	615,000
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22			675	642,937
6.375%	04/01/20			500	505,000
Ally Financial, Inc.,
Gtd. Notes
7.500%	09/15/20			360	407,250
8.000%	03/15/20			161	183,540
8.000%	11/01/31			300	346,500
Sub. Notes
5.750%	11/20/25	(a)		875	885,937
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.300%	06/28/19			730	843,277
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/18			500	512,500
CoreLogic, Inc.,
Gtd. Notes
7.250%	06/01/21			675	702,000
Debt and Asset Trading Corp. (Vietnam),
Gov’t. Gtd. Notes, REGS
1.000%	10/10/25			300	144,000
Denali Borrower LLC/Denali Finance Corp.,
Sr. Sec’d. Notes, 144A
5.625%	10/15/20			1,050	1,099,875
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	(a)		2,490	2,391,162
3.950%	11/06/24			477	470,207
5.200%	04/27/22			304	325,080
10.250%	07/15/19			400	479,920
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34			664	662,334
Grain Spectrum Funding LLC,
Sec’d. Notes, 144A
4.000%	10/10/18			3,810	3,849,465
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19			1,407	1,394,337
6.000%	08/01/20			2,050	2,067,220
ILFC E-Capital Trust I, Ltd.
Gtd. Notes, 144A
4.490%(c)	12/21/65			305	277,550

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Diversified Financial Services (continued)
Jefferies LoanCore LLC/JLC Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	06/01/20		1,200	$1,140,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.875%	08/01/21		400	364,000
Sr. Unsec’d. Notes
7.375%	10/01/17		375	373,594
Lazard Group LLC,
Sr. Unsec’d. Notes
6.850%	06/15/17		24	25,553
National Financial Partners Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	07/15/21		395	361,425
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21		2,600	2,301,000
7.875%	10/01/20	(a)	1,300	1,244,100
Navient Corp.,
Sr. Unsec’d. Notes
5.000%	10/26/20	(a)	1,240	1,088,100
5.875%	03/25/21	(a)	1,370	1,219,300
Ocwen Financial Corp.,
Sr. Unsec’d. Notes
6.625%	05/15/19	(a)	1,525	1,342,000
Onemain Financial Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/15/19		700	709,625
7.250%	12/15/21		700	701,750
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes, REGS
7.390%	12/02/24		1,910	2,461,608
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25		1,625	1,547,813
Visa, Inc.,
Sr. Unsec’d. Notes
4.300%	12/14/45		6,555	6,650,434
Walter Investment Management Corp.,
Gtd. Notes
7.875%	12/15/21		1,100	869,000

				41,445,814

Diversified Machinery
AGCO Corp.,
Sr. Unsec’d. Notes
5.875%	12/01/21		525	565,466
Case New Holland Industrial, Inc. (United Kingdom),
Gtd. Notes
7.875%	12/01/17		225	237,937
Gardner Denver, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	08/15/21	(a)	750	573,750
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20		3,825	3,809,122

				5,186,275

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric — 0.5%
AES Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/24		1,050	$937,125
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44		287	287,605
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	2,355	2,113,613
5.500%	02/01/24	(a)	525	463,313
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes
5.950%	12/15/36		1,522	1,590,431
CMS Energy Corp.,
Sr. Unsec’d. Notes
5.050%	03/15/22		240	261,010
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		585	576,225
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20		2,555	2,774,078
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21		1,125	1,068,750
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21		338	376,937
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19		1,810	1,701,400
7.375%	11/01/22	(a)	1,705	1,483,350
Entergy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/22	(a)	585	596,804
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, REGS
6.750%	08/06/23		1,100	954,250
7.125%	02/11/25		6,160	5,328,400
Exelon Corp.,
Sr. Unsec’d. Notes
1.550%	06/09/17		160	159,325
2.850%	06/15/20		1,751	1,741,427
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20	(a)	1,920	1,913,096
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/18		3,191	3,205,522
4.250%	03/15/23	(a)	3,949	4,017,677
7.375%	11/15/31		844	1,027,978
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21	(a)	879	937,638
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		5,520	5,595,486
GenOn Energy, Inc.,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric (continued)
9.500%	10/15/18		875	$706,851
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
3.450%	07/15/20		1,323	1,296,540
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.875%	06/21/23		1,245	1,420,421
Sr. Sec’d. Notes, REGS
6.875%	06/21/23		500	570,450
Lamar Funding Ltd. (Oman),
Gtd. Notes
3.958%	05/07/25		900	799,650
Majapahit Holding BV (Indonesia),
Gtd. Notes, REGS
7.750%	01/20/20		1,820	2,036,125
NRG Energy, Inc.,
Gtd. Notes
6.250%	07/15/22		195	166,140
6.625%	03/15/23	(a)	1,625	1,409,688
NRG Yield Operating LLC,
Gtd. Notes
5.375%	08/15/24	(a)	600	497,250
Origin Energy Finance Ltd. (Australia),
Gtd. Notes, 144A
3.500%	10/09/18		7,450	7,264,778
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, REGS
5.250%	10/24/42		2,000	1,572,600
5.500%	11/22/21		965	983,094
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20		276	316,201
Southern Power Co.,
Sr. Unsec’d. Notes
4.150%	12/01/25		4,000	3,992,536
Terraform Global Operating LLC,
Gtd. Notes, 144A
9.750%	08/15/22		1,050	837,375

				62,981,139

Electrical Components & Equipment
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25		925	869,500

Electronics — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.200%	10/01/22		740	721,467
3.875%	07/15/23		740	740,527
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.500%	04/01/22		1,985	1,912,059
Avnet, Inc.,
Sr. Unsec’d. Notes
5.875%	06/15/20		4,780	5,186,864
Keysight Technologies, Inc.,
Gtd. Notes
4.550%	10/30/24		5,430	5,219,946

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electronics (continued)
					$13,780,863

Energy-Alternate Sources
Infinis PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.000%	02/15/19		GBP	725	1,095,521
TerraForm Power Operating LLC,
Gtd. Notes, 144A
5.875%	02/01/23	(a)		650	537,875
6.125%	06/15/25	(a)		450	362,250

					1,995,646

Engineering & Construction — 0.1%
CCCI Treasure Ltd. (China),
Gtd. Notes
3.500%(c)	12/29/49			1,260	1,237,506
CRCC Yupeng Ltd. (China),
Gtd. Notes
3.950%(c)	02/28/49			770	779,364
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
4.875%	07/15/23			4,343	4,665,828
SBA Tower Trust,
Mortgage, 144A
2.898%	10/15/44			2,670	2,609,148
2.933%	12/15/42			685	693,101
3.156%	10/15/45			5,070	4,987,714
3.869%	10/15/49			4,755	4,698,193
Swissport Investments SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.750%	12/15/21		EUR	175	197,866

					19,868,720

Entertainment — 0.1%
AMC Entertainment, Inc.,
Gtd. Notes
5.750%	06/15/25			1,850	1,859,250
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.250%	03/15/21			1,075	1,107,250
Cinemark USA, Inc.,
Gtd. Notes
7.375%	06/15/21			950	999,875
Eldorado Resorts, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/01/23	(a)		555	543,900
Great Canadian Gaming Corp. (Canada),
Gtd. Notes, 144A
6.625%	07/25/22		CAD	2,350	1,668,624
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22			1,400	1,309,000
6.500%	02/15/25			1,025	899,437
Peninsula Gaming LLC/Peninsula Gaming Corp.,
Gtd. Notes, 144A
8.375%	02/15/18			350	355,250
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22	(a)		2,300	2,300,000

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Entertainment (continued)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19			223	$230,805
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	01/01/22	(a)		895	854,725
Shingle Springs Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21			525	535,500
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21			600	607,500
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/21			1,468	1,475,340

					14,746,456

Environmental Control
Clean Harbors, Inc.,
Gtd. Notes
5.125%	06/01/21			675	683,437
5.250%	08/01/20			225	229,500
Tervita Corp. (Canada),
Gtd. Notes, 144A
10.875%	02/15/18			875	201,250

					1,114,187

Food Service
Brakes Capital (United Kingdom),
Sr. Sec’d. Notes, 144A
7.125%	12/15/18		GBP	275	415,543

Foods — 0.2%
Barry Callebaut Services NV (Belgium),
Gtd. Notes, 144A
5.500%	06/15/23			4,075	4,274,675
Boparan Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	07/15/19		GBP	675	930,410
Bumble Bee Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17			416	421,200
Darling Ingredients, Inc.,
Gtd. Notes
5.375%	01/15/22	(a)		2,025	1,994,625
Dean Foods Co.,
Gtd. Notes, 144A
6.500%	03/15/23			1,025	1,066,000
JBS Investments GmbH (Brazil),
Gtd. Notes, 144A
7.750%	10/28/20			1,525	1,464,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Sr. Unsec’d. Notes, 144A
5.875%	07/15/24	(a)		905	819,025
JM Smucker Co. (The),
Gtd. Notes
2.500%	03/15/20			2,750	2,730,412
Marfrig Overseas Ltd. (Brazil),
Gtd. Notes, REGS
9.500%	05/04/20			1,700	1,666,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Foods (continued)
Minerva Luxembourg SA (Brazil),
Gtd. Notes, 144A
7.750%	01/31/23		1,765	$1,659,100
Gtd. Notes, RegS
7.750%	01/31/23		800	752,000
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22	(a)	1,200	1,251,000
Gtd. Notes, 144A
6.750%	12/01/21		625	637,500
7.750%	03/15/24		300	314,250
8.000%	07/15/25		250	265,000
Shearer’s Foods LLC/Chip Finance Corp.,
Sr. Sec’d. Notes, 144A
9.000%	11/01/19		900	948,375
Tyson Foods, Inc.,
Gtd. Notes
3.950%	08/15/24	(a)	7,480	7,679,783
4.500%	06/15/22		1,240	1,319,810

				30,193,165

Forest Products & Paper
Cascades, Inc. (Canada),
Gtd. Notes, 144A
5.500%	07/15/22		325	315,250
Sr. Unsec’d. Notes, 144A
5.750%	07/15/23		1,700	1,632,000
Mercer International, Inc. (Canada),
Gtd. Notes
7.000%	12/01/19	(a)	925	927,313
7.750%	12/01/22		400	404,000

				3,278,563

Gas
Perusahaan Gas Negara Persero Tbk PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.125%	05/16/24		1,055	1,009,101
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17		361	363,099
2.850%	11/15/20		2,610	2,608,361

				3,980,561

Hand/Machine Tools
Apex Tool Group LLC,
Gtd. Notes, 144A
7.000%	02/01/21	(a)	1,400	1,078,000
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21		625	582,813

				1,660,813

Healthcare – Products — 0.3%
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		215	216,170
Crimson Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		575	393,875

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Healthcare – Products (continued)
Danaher Corp.,
Sr. Unsec’d. Notes
4.375%	09/15/45			1,350	$1,394,547
Hill-Rom Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	09/01/23			400	408,000
Life Technologies Corp.,
Sr. Unsec’d. Notes
6.000%	03/01/20			3,865	4,284,561
Medtronic, Inc.,
Gtd. Notes
2.750%	04/01/23			1,265	1,232,985
3.500%	03/15/25			18,905	19,059,454
4.625%	03/15/45			4,340	4,476,510
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/19			865	864,620
4.150%	02/01/24			3,575	3,713,285
Universal Hospital Services, Inc.,
Sec’d. Notes
7.625%	08/15/20	(a)		900	844,875
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
1.450%	04/01/17			550	547,322
2.000%	04/01/18			1,428	1,419,202

					38,855,406

Healthcare – Services — 0.4%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23			450	425,250
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24			2,870	2,864,831
Anthem, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24	(a)		5,935	5,794,827
4.650%	01/15/43			1,785	1,698,542
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)		3,520	3,339,600
7.125%	07/15/20	(a)		750	747,187
8.000%	11/15/19			400	403,000
Sr. Sec’d. Notes
5.125%	08/01/21	(a)		1,175	1,169,125
Ephios Bondco PLC (France),
Sr. Sec’d. Notes, 144A
6.250%	07/01/22		EUR	825	930,016
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22			6,300	6,977,250
Sr. Sec’d. Notes
5.875%	03/15/22			450	474,750
Holding Medi-Partenaires SAS (France),
Sr. Sec’d. Notes, 144A
7.000%	05/15/20		EUR	550	634,176
Humana, Inc.,
Sr. Unsec’d. Notes
3.850%	10/01/24			3,475	3,497,692

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Healthcare – Services (continued)
4.950%	10/01/44			4,510	$4,480,279
Kaiser Foundation Hospitals,
Gtd. Notes
3.500%	04/01/22			1,785	1,813,671
Kindred Healthcare, Inc.,
Gtd. Notes
8.000%	01/15/20			190	177,650
8.750%	01/15/23			190	174,800
Molina Healthcare, Inc.,
Gtd. Notes, 144A
5.375%	11/15/22	(a)		1,300	1,300,000
Select Medical Corp.,
Gtd. Notes
6.375%	06/01/21	(a)		150	131,250
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.000%	10/01/20			50	52,625
Sr. Sec’d. Notes, 144A
4.012%(c)	06/15/20			425	414,375
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)		1,420	1,317,050
8.125%	04/01/22			2,290	2,284,275
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.350%	07/15/22	(a)		2,101	2,148,991
3.750%	07/15/25			3,497	3,604,973
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.750%	11/15/20			1,025	1,055,750

					47,911,935

Holding Companies – Diversified — 0.1%
Alfa SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
6.875%	03/25/44			885	820,837
Alliance Global Group, Inc. (Philippines),
Gtd. Notes
6.500%	08/18/17			1,000	1,042,500
Argos Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	(a)		510	505,665
Horizon Pharma Financing, Inc.,
Gtd. Notes, 144A
6.625%	05/01/23	(a)		1,175	1,045,750
HRG Group, Inc.,
Sr. Sec’d. Notes
7.875%	07/15/19			475	496,375
Sr. Sec’d. Notes, 144A
7.875%	07/15/19			425	444,125
Sr. Unsec’d. Notes
7.750%	01/15/22			725	710,500
James Hardie International Finance Ltd. (Ireland),
Gtd. Notes, 144A
5.875%	02/15/23			625	637,500
KraussMaffei Group GmbH (Germany),
1st Lien, 144A
8.750%	12/15/20		EUR	340	396,285
Opal Acquisition, Inc.,
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A382

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Holding Companies – Diversified (continued)
8.875%	12/15/21		725	$601,750
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20		1,290	1,233,563

				7,934,850

Home Builders
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A
5.875%	04/01/23		475	486,875
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23		735	725,813
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22		1,665	1,669,163
8.500%	11/15/20		1,425	1,506,938

				4,388,789

Home Furnishings
Arcelik A/S (Turkey),
Sr. Unsec’d. Notes
5.000%	04/03/23		1,400	1,276,274
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
5.625%	10/15/23		600	606,000

				1,882,274

Household Products/Wares
Central Garden & Pet Co.,
Gtd. Notes
6.125%	11/15/23		700	707,000
Controladora Mabe SA de CV (Mexico),
Gtd. Notes, 144A
7.875%	10/28/19		700	756,000
Gtd. Notes, REGS
7.875%	10/28/19		200	216,000
Spectrum Brands, Inc.,
Gtd. Notes
6.625%	11/15/22		625	659,375
Gtd. Notes, 144A
5.750%	07/15/25	(a)	1,125	1,153,125

				3,491,500

Housewares
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
3.900%	11/01/25	(a)	795	717,328
RSI Home Products, Inc.,
Sec’d. Notes, 144A
6.500%	03/15/23		1,050	1,081,500
Scotts Miracle-Gro Co. (The),
Gtd. Notes, 144A
6.000%	10/15/23		450	469,125

				2,267,953

Insurance — 0.6%
ACE INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20		3,315	3,291,162

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Insurance (continued)
4.350%	11/03/45	(a)	2,635	$2,677,508
Aflac, Inc.,
Sr. Unsec’d. Notes
2.400%	03/16/20		500	502,639
3.625%	11/15/24		8,175	8,319,845
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.200%	03/11/25		6,255	6,037,464
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19		1,031	1,022,269
Sr. Unsec’d. Notes, MTN
5.600%	10/18/16		517	533,584
Aon Corp.,
Gtd. Notes
5.000%	09/30/20		205	224,053
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	(a)	3,245	3,230,391
5.875%	08/15/20		5,305	5,879,463
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	(a)	1,750	1,780,625
Hub Holdings LLC/Hub Holdings Finance, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.125%	07/15/19		625	584,375
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21		975	877,500
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44		5,800	5,370,997
5.000%	06/01/21		334	357,221
Sr. Unsec’d. Notes, 144A
6.500%	03/15/35		260	306,825
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	06/03/24		6,750	6,688,670
3.500%	03/10/25	(a)	2,500	2,461,188
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
4.500%	04/15/65		607	542,875
MetLife, Inc.,
Sr. Unsec’d. Notes
3.048%	12/15/22		3,285	3,277,599
4.750%	02/08/21		820	897,515
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		563	573,616
Principal Financial Group, Inc.,
Gtd. Notes
4.700%(c)	05/15/55		4,165	4,140,010
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/18		730	807,763
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.000%	06/01/21		1,945	2,096,976
6.450%	11/15/19		4,179	4,702,290

SEE NOTES TO FINANCIAL STATEMENTS.

A383

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		982	$991,904
TIAA Asset Management Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
4.125%	11/01/24		303	304,029
Unum Group,
Sr. Unsec’d. Notes
4.000%	03/15/24		5,775	5,765,200
5.625%	09/15/20		991	1,089,985
USI, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21		1,125	1,080,000
Wayne Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
8.250%	08/01/23		1,315	1,236,100

				77,651,641

Internet — 0.5%
Alibaba Group Holding Ltd. (China),
Gtd. Notes
3.125%	11/28/21		3,050	2,958,119
Sr. Unsec’d. Notes
2.500%	11/28/19		12,900	12,602,758
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.800%	12/05/24	(a)	9,160	9,528,782
4.950%	12/05/44	(a)	10,110	10,766,513
Ancestry.com, Inc.,
Gtd. Notes
11.000%	12/15/20		850	907,375
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19		3,805	3,771,889
Bankrate, Inc.,
Gtd. Notes, 144A
6.125%	08/15/18		1,255	1,267,550
Blue Coat Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.375%	06/01/23	(a)	1,105	1,110,525
Expedia, Inc.,
Gtd. Notes, 144A
5.000%	02/15/26		9,190	8,968,861
Match Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	12/15/22		750	742,500
MercadoLibre, Inc. (Argentina),
Sr. Unsec’d. Notes
2.250%	07/01/19		1,000	1,114,375
Netflix, Inc.,
Sr. Unsec’d. Notes
5.375%	02/01/21	(a)	875	918,750
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.650%	03/15/25	(a)	3,825	3,722,727
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A
2.875%	02/11/20		2,335	2,319,496
3.375%	05/02/19		9,125	9,278,729

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Internet (continued)
United Group BV (Netherlands),
7.875%	11/15/20		EUR	150	$171,572
Sr. Sec’d. Notes, 144A
7.875%	11/15/20		EUR	550	629,096

					70,779,617

Investment Companies
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.875%	11/30/18			1,175	1,223,384

Iron/Steel
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
10.850%	06/01/19			450	421,875
Bluescope Steel Ltd./Bluescope Steel Finance USA LLC (Australia),
Gtd. Notes, 144A
7.125%	05/01/18			825	792,000
Severstal OAO Via Steel Capital SA (Russia),
Sr. Unsec’d. Notes, REGS
5.900%	10/17/22			1,055	1,019,394

					2,233,269

Leisure Time
Cirsa Funding Luxembourg SA (Spain),
Gtd. Notes, 144A
5.875%	05/15/23		EUR	675	695,048
8.750%	05/15/18		EUR	584	638,840
ClubCorp Club Operations, Inc.,
Gtd. Notes, 144A
8.250%	12/15/23			700	686,000
LTF Merger Sub, Inc.,
Gtd. Notes, 144A
8.500%	06/15/23	(a)		1,610	1,537,550
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A
5.250%	11/15/19			625	638,675
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	04/15/23			500	497,500

					4,693,613

Lodging — 0.1%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.375%	07/15/23			1,670	1,585,725
Interval Acquisition Corp.,
Gtd. Notes, 144A
5.625%	04/15/23			1,000	992,500
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23	(a)		2,125	2,109,063
6.625%	12/15/21			925	946,969
Playa Resorts Holding BV (Netherlands),
Gtd. Notes, 144A
8.000%	08/15/20			950	964,250
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	(a)		1,050	1,047,375

SEE NOTES TO FINANCIAL STATEMENTS.

A384

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Lodging (continued)
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
7.150%	12/01/19	(a)	200	$230,148
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21		175	178,500
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.250%	10/15/21	(a)	1,980	1,742,400

				9,796,930

Machinery-Construction & Mining
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19	(a)	1,115	1,003,500
Terex Corp.,
Gtd. Notes
6.000%	05/15/21	(a)	875	805,000
6.500%	04/01/20	(a)	450	433,125

				2,241,625

Media — 0.7%
21st Century Fox America, Inc.,
Gtd. Notes
4.750%	09/15/44	(a)	6,605	6,353,065
6.400%	12/15/35		1,960	2,257,579
6.900%	08/15/39		3,155	3,731,046
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	01/15/22		1,350	1,336,500
6.625%	02/15/23	(a)	290	286,375
Altice Finco SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25		630	582,750
Sr. Sec’d. Notes, 144A
8.125%	01/15/24		1,625	1,572,187
9.875%	12/15/20		1,595	1,698,675
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25	(a)	2,175	1,875,937
7.750%	05/15/22	(a)	2,405	2,170,513
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23		275	275,687
Altice US Finance II Corp.,
Sr. Sec’d. Notes, 144A
7.750%	07/15/25	(a)	200	183,000
Altice US Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	07/15/25		800	732,000
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22		1,700	1,700,000
Block Communications, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	02/01/20		300	298,500
Cable One, Inc.,
Gtd. Notes, 144A
5.750%	06/15/22		425	422,875

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23			115	$115,144
5.750%	09/01/23			575	589,375
5.750%	01/15/24	(a)		1,450	1,489,875
6.625%	01/31/22	(a)		3,925	4,135,969
Gtd. Notes, 144A
5.125%	05/01/23			465	465,000
5.875%	05/01/27			25	24,875
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.908%	07/23/25	(a)		6,835	6,828,350
6.484%	10/23/45	(a)		3,650	3,655,982
CCOH Safari LLC,
Sr. Unsec’d. Notes, 144A
5.750%	02/15/26			1,700	1,704,250
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21	(a)		825	742,500
6.375%	09/15/20			2,350	2,297,125
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22	(a)		50	48,250
Cumulus Media Holdings, Inc.,
Gtd. Notes
7.750%	05/01/19	(a)		475	160,313
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.875%	10/01/19			200	223,226
DISH DBS Corp.,
Gtd. Notes
5.875%	07/15/22	(a)		300	279,750
6.750%	06/01/21			1,525	1,536,437
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
6.125%	01/31/46			680	675,988
iHeartCommunications, Inc.,
Sr. Unsec’d. Notes
6.875%	06/15/18			30	17,700
LGE HoldCo VI BV (Netherlands),
Sr. Sec’d. Notes, 144A
7.125%	05/15/24		EUR	750	880,435
LIN Television Corp.,
Gtd. Notes
5.875%	11/15/22			575	572,125
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance,
Sr. Sec’d. Notes
9.750%	04/01/21			672	712,320
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes
6.375%	04/01/23			450	439,875
Midcontinent Communications & Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.875%	08/15/23	(a)		925	936,563
Neptune Finco Corp.,
Sr. Unsec’d. Notes, 144A
10.125%	01/15/23			2,850	2,971,125
10.875%	10/15/25	(a)		800	838,000

SEE NOTES TO FINANCIAL STATEMENTS.

A385

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
4.500%	10/01/20			850	$862,750
Numericable-SFR SAS (France),
Sr. Sec’d. Notes, 144A
6.250%	05/15/24			2,250	2,171,250
Sinclair Television Group, Inc.,
Gtd. Notes
6.125%	10/01/22	(a)		550	561,000
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
6.000%	07/15/24	(a)		3,450	3,605,250
Sr. Sec’d. Notes, 144A
5.250%	08/15/22	(a)		5,705	6,018,775
Sky PLC (United Kingdom),
Gtd. Notes, 144A
3.750%	09/16/24			1,415	1,381,995
TEGNA, Inc.,
Gtd. Notes
5.125%	10/15/19			450	465,750
6.375%	10/15/23			1,250	1,318,750
Time Warner Cable, Inc.,
Gtd. Notes
4.000%	09/01/21			759	766,386
6.550%	05/01/37			2,179	2,205,117
6.750%	07/01/18			295	321,860
6.750%	06/15/39			3,935	3,949,178
8.250%	04/01/19			2,842	3,263,469
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42			500	470,041
5.375%	10/15/41			556	568,803
6.200%	03/15/40			320	351,412
Time, Inc.,
Gtd. Notes, 144A
5.750%	04/15/22			725	663,375
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23			675	617,625
Trader Corp. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18			425	442,000
Tribune Media Co.,
Gtd. Notes, 144A
5.875%	07/15/22	(a)		2,225	2,225,000
Unitymedia GmbH (Germany),
Sr. Sec’d. Notes, 144A
6.125%	01/15/25			1,050	1,037,558
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.000%	01/15/25			1,075	1,026,625
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23			1,375	1,323,438
5.125%	02/15/25			1,110	1,054,500
6.750%	09/15/22			426	441,443
Videotron Ltd. (Canada),
, 144A
6.875%	07/15/21		CAD	475	362,592

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
Gtd. Notes
5.000%	07/15/22	(a)		1,700	$1,700,000
VTR Finance BV (Chile),
Sr. Sec’d. Notes, 144A
6.875%	01/15/24			975	897,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.,
Gtd. Notes
10.250%	07/15/19			500	472,125
13.375%	10/15/19			1,050	981,750
Ziggo Bond Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.875%	01/15/25			525	486,938

					99,830,996

Mining — 0.2%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)		2,837	2,581,670
5.400%	04/15/21	(a)		4,306	4,187,585
5.950%	02/01/37			420	338,100
6.150%	08/15/20	(a)		5,075	5,239,937
Aleris International, Inc.,
Gtd. Notes
7.625%	02/15/18			400	340,000
7.875%	11/01/20			850	647,700
ALROSA Finance SA (Russia),
Gtd. Notes, REGS
7.750%	11/03/20			1,100	1,156,925
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
3.850%	09/30/23	(a)		3,460	3,275,987
Eldorado Gold Corp. (Canada),
Gtd. Notes, 144A
6.125%	12/15/20			850	743,750
HudBay Minerals, Inc. (Canada),
Gtd. Notes
9.500%	10/01/20			1,101	806,483
Lundin Mining Corp. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	11/01/20			1,140	1,068,750
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Russia),
Sr. Unsec’d. Notes, 144A
6.625%	10/14/22			442	449,956
Nyrstar Netherlands Holdings BV (Netherlands),
Gtd. Notes, 144A
8.500%	09/15/19		EUR	825	726,296
Petra Diamonds U.S. Treasury PLC (South Africa),
Sec’d. Notes, 144A
8.250%	05/31/20			1,595	1,299,925
Ryerson, Inc./Joseph T Ryerson & Son, Inc.,
Gtd. Notes
11.250%	10/15/18	(a)		521	388,145
Sr. Sec’d. Notes
9.000%	10/15/17			800	616,000

SEE NOTES TO FINANCIAL STATEMENTS.

A386

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Mining (continued)
Vedanta Resources PLC (India),
Sr. Unsec’d. Notes
6.000%	01/31/19		850	$537,996
Sr. Unsec’d. Notes, REGS
8.250%	06/07/21		600	348,208

				24,753,413

Miscellaneous Manufacturing
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	03/15/18		2,000	1,950,000
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
4.250%	06/15/23		405	417,090

				2,367,090

Office Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
6.000%	08/15/22		925	975,875

Oil & Gas — 1.3%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24	(a)	490	435,289
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.674%	02/13/18		1,303	1,301,530
2.248%	11/01/16		880	887,600
4.500%	10/01/20		324	346,769
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.700%	10/15/19		592	620,428
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22		2,271	1,112,790
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes, 144A
4.500%	10/03/23		1,940	2,003,038
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		3,125	2,974,519
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24		975	982,726
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23	(a)	1,825	1,688,125
7.000%	01/15/21		350	344,750
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22	(a)	1,385	1,021,437
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21		450	421,875
7.750%	02/15/23	(a)	1,375	1,292,500
Denbury Resources, Inc.,
Gtd. Notes
5.500%	05/01/22		1,456	483,363

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.125%	01/16/25		2,555	$2,044,000
7.375%	09/18/43		1,080	907,200
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	(a)	2,375	2,261,164
8.125%	06/01/19		2,795	3,019,120
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, REGS
7.288%	08/16/37		1,880	1,869,190
8.146%	04/11/18		1,615	1,737,979
Gulfport Energy Corp.,
Gtd. Notes
6.625%	05/01/23		955	797,425
7.750%	11/01/20		500	447,500
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, REGS
5.750%	04/30/43		8,350	7,097,500
6.375%	04/09/21		200	205,730
7.000%	05/05/20		5,375	5,691,029
9.125%	07/02/18		4,190	4,604,810
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	03/01/21		330	346,363
Matador Resources Co.,
Gtd. Notes
6.875%	04/15/23		2,350	2,185,500
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.375%	01/01/26		425	351,688
5.625%	07/01/24		250	213,125
5.750%	01/30/22	(a)	6,370	5,637,450
Noble Energy, Inc.,
Gtd. Notes
5.875%	06/01/22		325	309,173
5.875%	06/01/24	(a)	2,887	2,762,527
Sr. Unsec’d. Notes
4.150%	12/15/21		6,065	5,877,840
Noble Holding International Ltd.,
Gtd. Notes
4.000%	03/16/18		54	48,898
5.950%	04/01/25	(a)	344	237,307
6.950%	04/01/45		332	212,441
Pacific Exploration and Production Corp. (Colombia),
Gtd. Notes, 144A
5.625%	01/19/25		500	100,000
Pacific Rubiales Energy Corp. (Colombia),
Gtd. Notes, REGS
5.125%	03/28/23		325	65,000
5.375%	01/26/19		1,245	236,550
Parsley Energy LLC/Parsley Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/22		1,675	1,599,625
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
6.000%	05/03/42		1,400	1,146,316
6.450%	05/30/44		1,645	1,429,044
Sr. Unsec’d. Notes, REGS

SEE NOTES TO FINANCIAL STATEMENTS.

A387

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
4.300%	05/20/23			1,160	$1,054,474
5.625%	05/20/43			10,525	8,237,318
Petrobras Global Finance BV (Brazil),
Gtd. Notes
2.461%(c)	01/15/19			830	630,800
2.750%	01/15/18		EUR	540	474,633
3.000%	01/15/19			4,050	3,078,000
4.875%	03/17/20			825	618,750
5.375%	01/27/21	(a)		6,175	4,600,375
5.625%	05/20/43			2,908	1,766,610
6.750%	01/27/41			1,120	716,800
6.850%	06/05/15			847	548,433
6.875%	01/20/40			200	130,000
7.875%	03/15/19			1,950	1,725,750
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17			18,000	8,913,600
5.375%	04/12/27			9,580	3,472,750
Gtd. Notes, REGS
6.000%	11/15/26			1,500	551,250
8.500%	11/02/17			4,883	2,600,375
9.000%	11/17/21			4,195	1,680,097
9.750%	05/17/35			600	249,000
Sr. Unsec’d. Notes
5.125%	10/28/16			6,574	4,502,622
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.500%	07/18/18	(a)		3,160	3,135,573
4.875%	01/24/22			1,550	1,491,875
5.500%	06/27/44			12,135	9,129,646
5.625%	01/23/46			485	371,122
6.375%	01/23/45			600	507,829
6.500%	06/02/41			15,991	13,824,220
6.625%	06/15/35			1,050	938,437
7.190%	09/12/24		MXN	3,700	198,750
Gtd. Notes, 144A
3.500%	07/23/20	(a)		4,985	4,718,303
5.500%	06/27/44			2,750	2,068,935
5.625%	01/23/46			3,600	2,754,720
Gtd. Notes, REGS
4.250%	01/15/25			2,750	2,406,250
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19			440	457,600
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
7.500%	01/15/20			150	159,316
Precision Drilling Corp. (Canada),
Gtd. Notes
6.500%	12/15/21			100	77,000
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22	(a)		400	299,000
5.000%	03/15/23	(a)		850	633,250
Gtd. Notes, 144A
4.875%	05/15/25	(a)		1,175	893,000
Rowan Cos., Inc.,
Gtd. Notes
7.875%	08/01/19	(a)		130	127,799

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Seven Generations Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.750%	05/01/23	(a)	775	$651,000
8.250%	05/15/20	(a)	1,850	1,665,000
Shell International Finance BV (Netherlands),
Gtd. Notes
2.125%	05/11/20		4,530	4,456,451
3.250%	05/11/25	(a)	11,475	11,199,313
SM Energy Co.,
Sr. Unsec’d. Notes
5.625%	06/01/25	(a)	300	198,000
6.125%	11/15/22	(a)	125	91,875
6.500%	01/01/23		500	367,500
Transocean, Inc.,
Gtd. Notes
5.800%	12/15/16		136	131,920
Whiting Petroleum Corp.,
Gtd. Notes
6.250%	04/01/23		1,375	990,000
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	01/15/17		700	654,500
5.250%	09/15/24		300	198,000
6.000%	01/15/22	(a)	1,725	1,207,500
7.500%	08/01/20	(a)	1,200	972,000
8.250%	08/01/23	(a)	650	520,000
YPF SA (Argentina),
Sr. Unsec’d. Notes
8.500%	07/28/25		775	738,187

				183,143,741

Oil & Gas Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	04/01/21		430	353,675
6.000%	10/01/22		1,040	847,600
CGG SA (France),
Gtd. Notes
6.500%	06/01/21		325	144,625
6.875%	01/15/22		1,600	656,000
Lukoil International Finance BV (Russia),
Gtd. Notes
4.563%	04/24/23		1,400	1,254,750
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.000%	12/21/20		4,240	4,185,223
4.000%	12/21/25	(a)	7,965	7,859,695
SESI LLC,
Gtd. Notes
6.375%	05/01/19	(a)	6,000	5,568,780
7.125%	12/15/21		3,904	3,474,560
Weatherford International Ltd.,
Gtd. Notes
6.750%	09/15/40		50	35,250
9.625%	03/01/19		375	365,156

				24,745,314

SEE NOTES TO FINANCIAL STATEMENTS.

A388

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.800%	05/14/18		1,949	$1,940,027
2.500%	05/14/20		5,720	5,662,491
3.600%	05/14/25	(a)	535	528,010
Actavis Funding SCS,
Gtd. Notes
1.850%	03/01/17	(a)	1,876	1,879,364
2.350%	03/12/18		1,323	1,324,379
3.000%	03/12/20		3,546	3,543,181
3.450%	03/15/22		3,834	3,838,183
3.800%	03/15/25		4,938	4,912,782
4.550%	03/15/35		2,165	2,104,070
Actavis, Inc.,
Gtd. Notes
1.875%	10/01/17		169	168,799
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25		1,380	1,336,105
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25	(a)	2,050	2,081,176
DPx Holdings BV,
Sr. Unsec’d. Notes, 144A
7.500%	02/01/22		700	682,500
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23	(a)	1,000	995,000
6.000%	02/01/25		1,500	1,477,500
Express Scripts Holding Co.,
Gtd. Notes
4.750%	11/15/21		1,254	1,344,614
JLL/Delta Dutch Pledgeco BV (Netherlands),
Sr. Unsec’d. Notes, PIK, 144A
8.750%	05/01/20		1,350	1,302,750
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.125%	11/15/25		1,425	1,435,715
Medco Health Solutions, Inc.,
Gtd. Notes
4.125%	09/15/20		295	309,484
Perrigo Co. PLC,
Sr. Unsec’d. Notes
2.300%	11/08/18		5,075	5,002,960
Perrigo Finance PLC,
Gtd. Notes
3.500%	12/15/21		200	194,398
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.375%	10/15/20		2,850	2,750,250
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20		1,355	1,273,700
5.875%	05/15/23		3,325	2,967,563
6.125%	04/15/25		370	330,225
7.000%	10/01/20		475	473,813
7.250%	07/15/22	(a)	825	806,438

				50,665,477

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines — 0.3%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
3.875%	10/11/22		2,060	$1,981,712
Columbia Pipeline Group, Inc.,
Gtd. Notes, 144A
2.450%	06/01/18		146	142,747
3.300%	06/01/20	(a)	696	677,700
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21		1,094	850,726
5.350%	03/15/20		2,325	1,999,591
DCP Midstream Operating LP,
Gtd. Notes
2.500%	12/01/17	(a)	194	174,580
2.700%	04/01/19	(a)	399	323,226
3.875%	03/15/23		232	175,121
5.600%	04/01/44		841	510,758
Enable Midstream Partners LP,
Gtd. Notes
2.400%	05/15/19		221	196,353
3.900%	05/15/24		234	178,878
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21		509	485,209
Enterprise Products Operating LLC,
Gtd. Notes
2.550%	10/15/19		159	152,435
5.100%	02/15/45	(a)	7,115	5,959,794
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24		2,000	1,719,624
5.000%	10/01/21		129	121,761
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	(a)	3,505	3,243,923
MPLX LP,
Gtd. Notes, 144A
4.500%	07/15/23		1,125	1,006,538
Sr. Unsec’d. Notes
4.000%	02/15/25		109	91,611
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
2.646%	02/15/20		120	113,258
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
6.250%	03/15/22	(a)	1,275	1,179,375
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23	(a)	500	427,772
5.650%	03/01/20	(a)	350	367,732
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18		100	98,256
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23	(a)	1,900	1,463,000
5.250%	05/01/23	(a)	1,100	891,000
Gtd. Notes, 144A
5.000%	01/15/18		625	578,125

SEE NOTES TO FINANCIAL STATEMENTS.

A389

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
6.750%	03/15/24	(a)	1,265	$1,078,413
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		4,395	3,887,443
5.375%	06/01/21		467	472,689
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23	(a)	2,242	1,548,693
4.550%	06/24/24	(a)	8,263	5,739,315
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20		50	44,639
4.300%	03/04/24		463	366,900
6.300%	04/15/40		610	468,085

				38,716,982

Real Estate — 0.2%
Agile Property Holdings Ltd. (China),
Gtd. Notes
9.875%	03/20/17		550	574,750
Gtd. Notes, REGS
8.875%	04/28/17		900	906,750
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23		144	141,637
BR Malls International Finance Ltd. (Brazil),
Gtd. Notes, 144A
8.500%	01/29/49		1,060	816,200
BR Properties SA (Brazil),
Gtd. Notes, 144A
9.000%	10/29/49		1,100	913,000
CBRE Services, Inc.,
Gtd. Notes
4.875%	03/01/26		1,460	1,454,337
5.000%	03/15/23		3,600	3,618,320
CIFI Holdings Group Co. Ltd. (China),
Gtd. Notes
12.250%	04/15/18		1,380	1,493,704
Forest City Enterprises, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/18		549	634,438
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
8.250%	12/01/22		425	440,937
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A
6.875%	10/01/21		1,720	1,754,400
IFC Development Corporate Treasury Ltd. (Hong Kong),
Gtd. Notes
2.375%	05/21/19		5,052	4,965,505
Jafz Sukuk Ltd. (United Arab Emirates),
Gtd. Notes
7.000%	06/19/19		620	690,804
KWG Property Holding Ltd. (China),
Gtd. Notes
13.250%	03/22/17		1,200	1,308,000
Longfor Properties Co. Ltd. (China),
Gtd. Notes
6.750%	01/29/23		1,225	1,261,718

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
5.250%	12/01/21	(a)	550	$563,750
Shimao Property Holdings Ltd. (Hong Kong),
Gtd. Notes
6.625%	01/14/20		800	831,729
8.125%	01/22/21		890	955,629
8.375%	02/10/22		250	268,329
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
3.250%	10/05/20		2,590	2,599,912

				26,193,849

Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		157	154,346
4.600%	04/01/22		94	97,520
American Tower Corp.,
Sr. Unsec’d. Notes
2.800%	06/01/20	(a)	500	494,245
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
3.625%	10/01/20		255	264,701
BioMed Realty LP,
Gtd. Notes
2.625%	05/01/19		388	377,011
4.250%	07/15/22		155	154,054
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.875%	08/15/22		3,885	3,867,152
Camden Property Trust,
Sr. Unsec’d. Notes
2.950%	12/15/22		161	154,501
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22		800	830,000
5.250%	01/15/23		1,675	1,760,844
DDR Corp.,
Sr. Unsec’d. Notes
4.250%	02/01/26		3,815	3,721,136
Duke Realty LP,
Gtd. Notes
4.375%	06/15/22		198	204,037
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21		1,625	1,690,000
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	01/01/22	(a)	1,250	1,281,250
5.375%	04/01/23		850	867,000
5.750%	01/01/25		300	306,750
5.875%	01/15/26	(a)	1,275	1,313,250
Equity One, Inc.,
Gtd. Notes
3.750%	11/15/22		1,400	1,351,984
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19	(a)	480	481,269

SEE NOTES TO FINANCIAL STATEMENTS.

A390

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (REITs) (continued)
Essex Portfolio LP,
Gtd. Notes
3.875%	05/01/24		457	$456,595
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24		1,500	1,453,842
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21		1,129	1,112,870
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.200%	06/15/21		437	425,136
Iron Mountain, Inc.,
Gtd. Notes, 144A
6.000%	10/01/20	(a)	2,100	2,215,500
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.400%	11/01/22		745	737,989
Mid-America Apartments LP,
Sr. Unsec’d. Notes
4.300%	10/15/23		117	119,887
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
6.875%	05/01/21		325	337,188
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.500%	01/15/25		254	247,830
4.950%	04/01/24		210	212,085
Gtd. Notes, 144A
5.250%	01/15/26		930	949,283
PLA Administradora Industrial S de RL de CV (Mexico),
Sr. Unsec’d. Notes, 144A
5.250%	11/10/22		1,200	1,167,000
Potlatch Corp.,
Gtd. Notes
7.500%	11/01/19		125	136,875
Simon Property Group LP,
Sr. Unsec’d. Notes
2.500%	09/01/20	(a)	4,910	4,913,791
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25		203	194,379
4.125%	01/15/26		264	263,164
4.375%	02/01/45		121	110,837
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.000%	04/30/19		168	174,646
Weingarten Realty Investors,
Sr. Unsec’d. Notes
3.375%	10/15/22		96	93,635
Welltower, Inc.,
Sr. Unsec’d. Notes
4.700%	09/15/17		76	79,445

				34,773,027

Retail — 0.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.625%	01/15/22		1,275	1,278,188

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Retail (continued)
CVS Health Corp.,
Sr. Unsec’d. Notes
2.800%	07/20/20	(a)		3,685	$3,701,553
3.500%	07/20/22			2,725	2,772,840
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24			1,574	1,702,830
Dollar Tree, Inc.,
Gtd. Notes, 144A
5.250%	03/01/20	(a)		350	361,375
5.750%	03/01/23	(a)		3,415	3,534,525
Douglas GmbH (Germany),
Sr. Sec’d. Notes, 144A
6.250%	07/15/22		EUR	650	741,004
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes, 144A
6.750%	06/15/23			100	81,500
Sr. Unsec’d. Notes
6.500%	05/01/21			1,025	871,250
Group 1 Automotive, Inc.,
Gtd. Notes
5.000%	06/01/22			425	420,750
Gtd. Notes, 144A
5.250%	12/15/23			450	445,500
Guitar Center, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	04/15/19	(a)		1,125	945,000
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.350%	09/15/25	(a)		1,650	1,686,074
Kirk Beauty One GmbH (Germany),
Sr. Unsec’d. Notes, 144A
8.750%	07/15/23		EUR	425	473,880
Men’s Wearhouse, Inc. (The),
Gtd. Notes
7.000%	07/01/22	(a)		825	585,750
New Look Secured Issuer PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.500%	07/01/22		GBP	600	875,945
New Look Senior Issuer PLC (United Kingdom),
Sec’d. Notes, 144A
8.000%	07/01/23		GBP	450	642,729
O’Reilly Automotive, Inc.,
Gtd. Notes
3.800%	09/01/22			1,995	2,019,165
4.625%	09/15/21			690	735,088
4.875%	01/14/21			1,870	2,022,822
Outerwall, Inc.,
Gtd. Notes
6.000%	03/15/19	(a)		2,025	1,802,250
Penske Automotive Group, Inc.,
Gtd. Notes
5.750%	10/01/22	(a)		1,800	1,849,500
PF Chang’s China Bistro, Inc.,
Gtd. Notes, 144A
10.250%	06/30/20	(a)		250	205,000
QVC, Inc.,
Sr. Sec’d. Notes
3.125%	04/01/19			8,345	8,236,323
4.375%	03/15/23			9,440	8,959,967

SEE NOTES TO FINANCIAL STATEMENTS.

A391

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Retail (continued)
4.450%	02/15/25		885	$820,778
4.850%	04/01/24		3,225	3,086,586
5.125%	07/02/22	(a)	1,115	1,111,447
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21		475	497,563
Gtd. Notes, 144A
6.125%	04/01/23		2,750	2,846,250
SM Investments Corp. (Philippines),
Sr. Unsec’d. Notes
4.250%	10/17/19		1,331	1,342,260
Sonic Automotive, Inc.,
Gtd. Notes
5.000%	05/15/23	(a)	1,550	1,472,500
7.000%	07/15/22		500	528,750
Vista Outdoor, Inc.,
Gtd. Notes, 144A
5.875%	10/01/23		550	563,750
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	11/17/17		179	178,651

				59,399,343

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.900%	07/21/25	(a)	8,950	9,231,862

Semiconductors
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
6.750%	03/01/19	(a)	1,050	761,250
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/01/23	(a)	725	650,688
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
5.750%	02/15/21	(a)	400	416,000
5.750%	03/15/23		575	593,688
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		1,575	1,638,000

				4,059,626

Software — 0.1%
Activision Blizzard, Inc.,
Gtd. Notes, 144A
6.125%	09/15/23		3,925	4,160,500
BMC Software, Inc.,
Sr. Unsec’d. Notes
7.250%	06/01/18		525	433,125
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	(a)	7,575	7,575,000
Sr. Sec’d. Notes, 144A
5.375%	08/15/23	(a)	1,625	1,633,125
MSCI, Inc.,
Gtd. Notes, 144A
5.250%	11/15/24	(a)	525	532,875
5.750%	08/15/25		925	948,125

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Software (continued)
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
6.500%	01/15/24			1,075	$1,037,375
SS&C Technologies Holdings, Inc.,
Gtd. Notes, 144A
5.875%	07/15/23	(a)		1,150	1,187,375

					17,507,500

Telecommunications — 0.9%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
6.750%	11/15/20			850	895,687
8.875%	01/01/20			320	339,200
Arqiva Broadcast Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
9.500%	03/31/20		GBP	2,150	3,423,113
B Communications Ltd. (Israel),
Sr. Sec’d. Notes, 144A
7.375%	02/15/21			1,125	1,211,625
Bharti Airtel International Netherlands BV (India),
Gtd. Notes, 144A
5.125%	03/11/23			600	621,108
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23			9,945	9,760,172
CommScope Technologies Finance LLC,
Sr. Unsec’d. Notes, 144A
6.000%	06/15/25	(a)		1,725	1,660,313
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/42			415	409,464
3.663%	05/15/45			4,425	4,294,299
6.113%	01/15/40			3,409	3,718,043
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22			920	690,000
8.250%	09/30/20			1,450	1,196,250
Sr. Unsec’d. Notes, REGS
8.250%	09/30/20			1,000	825,000
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21	(a)		1,635	1,377,487
EarthLink Holdings Corp.,
Sr. Sec’d. Notes
7.375%	06/01/20			300	305,250
Embarq Corp.,
Sr. Unsec’d. Notes
7.082%	06/01/16			303	307,727
7.995%	06/01/36			3,365	3,465,950
Frontier Communications Corp.,
Sr. Unsec’d. Notes, 144A
8.875%	09/15/20			1,125	1,139,063
GCX Ltd. (India),
Sr. Sec’d. Notes, 144A
7.000%	08/01/19			830	775,809
Sr. Sec’d. Notes, REGS
7.000%	08/01/19			200	186,942
GTP Acquisition Partners I LLC,
Asset Backed, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A392

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
2.350%	06/15/45			5,190	$5,032,951
Hughes Satellite Systems Corp.,
Gtd. Notes
7.625%	06/15/21			610	646,600
Sr. Sec’d. Notes
6.500%	06/15/19			609	656,197
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
6.625%	12/15/22	(a)		600	382,500
7.250%	10/15/20			670	586,250
7.500%	04/01/21			1,400	1,218,000
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
5.750%	12/01/22			650	664,625
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	08/15/22			3,230	3,278,450
5.625%	02/01/23			1,175	1,198,500
6.125%	01/15/21			175	181,125
7.000%	06/01/20			525	548,625
Gtd. Notes, 144A
5.125%	05/01/23			350	347,375
5.375%	01/15/24			1,675	1,683,375
5.375%	05/01/25			115	114,425
OTE PLC (Greece),
Gtd. Notes, MTN
7.875%	02/07/18		EUR	310	358,792
PCCW Capital No 4 Ltd. (Hong Kong),
Gtd. Notes, REGS
5.750%	04/17/22			400	434,094
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25			1,770	1,740,988
Sable International Finance Ltd. (United Kingdom),
Gtd. Notes, 144A
6.875%	08/01/22			1,400	1,351,000
Sr. Sec’d. Notes, 144A
8.750%	02/01/20			925	968,938
SES SA (Luxembourg),
Gtd. Notes, 144A
3.600%	04/04/23			1,665	1,621,910
SmarTone Finance Ltd. (Hong Kong),
Gtd. Notes
3.875%	04/08/23			1,600	1,519,058
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18			140	147,350
Sr. Unsec’d. Notes
7.000%	08/15/20			500	386,250
11.500%	11/15/21	(a)		1,300	1,196,000
TBG Global Pte Ltd. (Indonesia),
Gtd. Notes
5.250%	02/10/22			1,100	1,016,699
Telecom Italia Capital SA (Italy),
Gtd. Notes
7.175%	06/18/19			1,385	1,526,990
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, EMTN
6.375%	06/24/19		GBP	850	1,361,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Telefonica Emisiones SAU (Spain),
Gtd. Notes
4.570%	04/27/23			150	$157,249
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	03/01/23	(a)		4,035	4,085,438
6.375%	03/01/25			885	893,850
6.500%	01/15/24			460	469,200
6.500%	01/15/26			3,150	3,179,894
6.633%	04/28/21			1,075	1,115,313
UPC Holding BV (Netherlands),
Sr. Unsec’d. Notes, 144A
6.750%	03/15/23		CHF	825	887,929
6.750%	03/15/23		EUR	200	234,196
UPCB Finance VI Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
6.875%	01/15/22			315	333,113
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	02/21/20			1,066	1,069,706
3.450%	03/15/21			1,958	2,003,210
4.500%	09/15/20			11,667	12,535,106
5.012%	08/21/54			10,000	9,155,910
6.400%	09/15/33	(a)		10,985	12,514,969
6.550%	09/15/43			603	715,888
ViaSat, Inc.,
Gtd. Notes
6.875%	06/15/20			550	570,625
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia),
Sr. Unsec’d. Notes, REGS
7.748%	02/02/21			300	306,684
VimpelCom Holdings BV (Russia),
Gtd. Notes, 144A
5.200%	02/13/19			290	284,273
7.504%	03/01/22			225	225,000
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
6.000%	10/15/24			450	448,875
6.375%	04/15/23			200	203,000
7.000%	04/15/23		GBP	625	964,685
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	01/15/26			875	850,938
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
7.375%	04/23/21			2,535	2,395,575
Sr. Sec’d. Notes, 144A
4.750%	07/15/20			1,520	1,504,800

					123,875,995

Textiles
Springs Industries, Inc.,
Sr. Sec’d. Notes
6.250%	06/01/21			825	816,750

Transportation — 0.1%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35			1,385	1,426,550

SEE NOTES TO FINANCIAL STATEMENTS.

A393

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Transportation (continued)
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.550%	09/01/44			5,455	$5,266,022
5.050%	03/01/41	(a)		585	605,298
5.150%	09/01/43	(a)		4,745	5,004,447

					12,302,317

Trucking & Leasing — 0.1%
GATX Corp.,
Sr. Unsec’d. Notes
2.500%	03/15/19			3,175	3,124,152
2.500%	07/30/19			2,215	2,179,372
3.500%	07/15/16			3,550	3,588,258
4.850%	06/01/21			635	668,026

					9,559,808

TOTAL CORPORATE OBLIGATIONS (cost $1,915,746,513)					1,851,853,423

FOREIGN GOVERNMENT BONDS — 2.4%
Argentina Bonar Bonds (Argentina),
Unsec’d. Notes
8.750%	05/07/24			5,116	5,407,292
Brazil Notas do Tesouro Nacional (Brazil),
Unsec’d. Notes
10.000%	01/01/25		BRL	13,000	2,344,841
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
8.250%	01/20/34			480	462,000
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, REGS
6.000%	01/26/24			2,000	2,083,460
6.625%	07/14/20			660	707,223
6.750%	11/05/19			3,550	3,802,937
Hazine Mustesarligi Varlik Kiralama A/S (Turkey),
Sr. Unsec’d. Notes, REGS
4.489%	11/25/24			3,200	3,075,968
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A
3.375%	07/17/17		EUR	1,390	1,420,363
4.750%	04/17/19		EUR	1,190	1,185,900
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, REGS
5.375%	07/23/24			3,350	2,971,718
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28			3,084	3,060,870
7.875%	07/28/45			1,115	1,084,338
Mexican Bonos (Mexico),
Sr. Unsec’d. Notes
6.500%	06/09/22		MXN	71,333	4,258,909
7.500%	06/03/27		MXN	6,500	409,403
7.750%	11/13/42		MXN	126,100	7,995,045
10.000%	12/05/24		MXN	117,450	8,578,801
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22			2,400	2,414,400
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/25			910	924,704

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Perusahaan Penerbit SBSN Indonesia (Indonesia),
Sr. Unsec’d. Notes, REGS
4.350%	09/10/24			5,100	$4,875,192
Province of Manitoba Canada (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24			1,680	1,708,098
Unsec’d. Notes
1.300%	04/03/17	(a)		2,125	2,127,095
Province of Ontario Canada (Canada),
Sr. Unsec’d. Notes
1.200%	02/14/18			3,155	3,136,587
2.500%	09/10/21			7,495	7,488,997
Republic of Albania (Albania),
Unsec’d. Notes
5.750%	11/12/20		EUR	3,955	4,384,081
Republic of Angola (Angola),
Sr. Unsec’d. Notes, 144A
9.500%	11/12/25			225	209,250
Republic of Argentine (Argentina),
Sr. Unsec’d. Notes(i)
2.260%(c)	12/31/38		EUR	1,005	630,739
2.500%	12/31/38	(a)		3,500	2,187,500
7.000%	04/17/17	(a)		19,110	19,228,748
7.820%	12/31/33		EUR	1,177	1,361,754
8.280%	12/31/33			6,898	7,932,731
8.750%	06/02/17	(a)		2,445	2,787,300
Republic of Barbados (Barbados),
Sr. Unsec’d. Notes, REGS
6.625%	12/05/35			200	162,500
Republic of Bermuda (Bermuda),
Sr. Unsec’d. Notes, 144A
4.138%	01/03/23			2,410	2,389,816
4.854%	02/06/24			5,235	5,397,285
5.603%	07/20/20			1,095	1,197,656
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25	(a)		4,975	4,004,875
4.875%	01/22/21	(a)		650	601,250
5.000%	01/27/45			6,520	4,352,100
5.625%	01/07/41			4,970	3,603,250
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
2.625%	03/15/23	(a)		1,930	1,695,505
4.375%	07/12/21			2,200	2,211,000
5.000%	06/15/45			7,545	6,300,075
5.625%	02/26/44			1,900	1,733,750
6.125%	01/18/41			2,565	2,475,225
7.000%	05/04/22		COP	5,205,000	1,548,840
10.000%	07/24/24		COP	4,500,000	1,563,383
Republic of Dominican Republic (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25			1,360	1,309,000
6.850%	01/27/45			845	796,413
Sr. Unsec’d. Notes, REGS
6.850%	01/27/45			4,020	3,788,850
9.040%	01/23/18			41	43,343
Republic of Ecuador (Ecuador),
Sr. Unsec’d. Notes, 144A
10.500%	03/24/20			1,200	966,000

SEE NOTES TO FINANCIAL STATEMENTS.

A394

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Republic of El Salvador (El Salvador),
Sr. Unsec’d. Notes
7.650%	06/15/35		600	$511,500
Sr. Unsec’d. Notes, REGS
5.875%	01/30/25		950	793,250
Unsec’d. Notes, 144A
6.375%	01/18/27		1,575	1,330,875
Republic of Gabonese (Gabon),
Unsec’d. Notes, REGS
6.375%	12/12/24		1,400	1,111,012
Republic of Grenada (Grenada),
Sr. Unsec’d. Notes(g)
5.310%	05/12/30		263	144,595
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes, 144A
3.750%	04/25/22		8,600	8,237,957
4.875%	05/05/21		2,710	2,807,067
5.250%	01/17/42		1,000	903,006
Sr. Unsec’d. Notes, REGS
3.375%	04/15/23		5,200	4,832,058
3.750%	04/25/22		760	728,006
4.625%	04/15/43	(a)	5,000	4,292,500
4.875%	05/05/21		2,128	2,204,221
5.250%	01/17/42		290	261,872
Republic of Ivory Coast (Ivory Coast),
Sr. Unsec’d. Notes, 144A
5.375%	07/23/24		450	399,186
6.375%	03/03/28		235	213,869
Sr. Unsec’d. Notes, REGs
5.750%(c)	12/31/32		2,850	2,533,479
Sr. Unsec’d. Notes, REGS
6.375%	03/03/28		800	728,064
Republic of Jamaica (Jamaica),
Sr. Unsec’d. Notes
7.625%	07/09/25		5,605	5,948,306
8.000%	06/24/19		595	638,137
8.500%	11/16/21		162	171,094
Unsec’d. Notes
10.625%	06/20/17		1,100	1,204,500
Republic of Kenya (Kenya),
Sr. Unsec’d. Notes, REGS
6.875%	06/24/24		1,800	1,575,000
Republic of Mexico (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25	(a)	5,150	5,018,675
4.000%	10/02/23		2,100	2,127,300
4.600%	01/23/46		3,300	2,920,500
5.750%	10/12/2110		876	816,870
6.050%	01/11/40		1,176	1,287,720
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		5,406	4,924,866
Republic of Mongolia (Mongolia),
Sr. Unsec’d. Notes, 144A
4.125%	01/05/18		215	196,467
Sr. Unsec’d. Notes, REGS
5.125%	12/05/22		1,600	1,268,587
Republic of Morocco (Morocco),
Sr. Unsec’d. Notes, 144A
4.250%	12/11/22		4,845	4,796,550

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Republic of Pakistan (Pakistan),
Sr. Unsec’d. Notes, 144A
6.750%	12/03/19			2,600	$2,615,538
7.250%	04/15/19			200	203,697
Sr. Unsec’d. Notes, RegS
8.250%	04/15/24			1,200	1,230,482
Republic of Serbia (Serbia),
Sr. Unsec’d. Notes, 144A
5.250%	11/21/17			270	280,329
Sr. Unsec’d. Notes, REGS
4.875%	02/25/20			8,865	9,073,682
5.250%	11/21/17			1,175	1,219,951
6.750%(c)	11/01/24			476	484,131
7.250%	09/28/21			4,460	5,041,816
Unsec’d. Notes, 144A
5.875%	12/03/18			640	673,280
Unsec’d. Notes, REGS
5.875%	12/03/18			3,375	3,550,500
Republic of Slovenia (Slovenia),
Sr. Unsec’d. Notes, 144A
5.850%	05/10/23			1,300	1,481,181
Sr. Unsec’d. Notes, REGS
5.850%	05/10/23			2,595	2,956,665
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
5.875%	09/16/25	(a)		3,300	3,373,293
8.000%	12/21/18		ZAR	8,700	549,163
Republic of Sri Lanka (Sri Lanka),
Sr. Unsec’d. Notes, 144A
6.000%	01/14/19			1,135	1,112,082
Sr. Unsec’d. Notes, REGS
6.250%	10/04/20			800	771,197
6.250%	07/27/21			400	380,300
Republic of Tanzania (Tanzania),
Sr. Unsec’d. Notes, REGS
6.538%(c)	03/09/20			1,100	1,036,750
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
4.875%	04/16/43			1,200	1,056,000
5.125%	03/25/22	(a)		4,800	4,926,000
5.625%	03/30/21			2,425	2,564,205
6.000%	01/14/41			4,725	4,827,769
6.250%	09/26/22			850	922,760
6.750%	05/30/40			2,875	3,195,494
6.875%	03/17/36			3,100	3,471,628
7.000%	03/11/19			1,900	2,078,144
7.000%	06/05/20			3,400	3,783,024
7.500%	11/07/19			1,900	2,130,413
8.000%	02/14/34			900	1,124,910
Republic of Ukraine (Ukraine),
Sr. Unsec’d Notes, 144A
6.250%	06/17/16			400	301,508
Unsec’d. Notes
7.750%	09/01/26			1,450	1,261,674
Unsec’d. Notes, 144A
Zero(c)	05/31/40			4,496	1,775,920
7.750%	09/01/19			979	906,143
7.750%	09/01/20			2,443	2,247,560
7.750%	09/01/21			2,287	2,077,877
7.750%	09/01/22			2,287	2,071,519

SEE NOTES TO FINANCIAL STATEMENTS.

A395

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
7.750%	09/01/23		2,077	$1,848,945
7.750%	09/01/24		2,077	1,837,958
7.750%	09/01/25		2,077	1,826,888
7.750%	09/01/26		2,077	1,807,239
7.750%	09/01/27		2,077	1,806,990
Republic of Venezuela (Venezuela),
Sr. Unsec’d. Notes
7.650%	04/21/25		2,620	969,400
Sr. Unsec’d. Notes, REGS
8.250%	10/13/24		1,750	665,000
Republic of Vietnam (Vietnam),
Sr. Unsec’d. Notes(g)
4.800%	11/19/24		800	768,304
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24		2,200	2,112,836
Republic of Zambia (Zambia),
Unsec’d. Notes, REGS
5.375%	09/20/22		480	346,368
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, REGS
4.500%	04/04/22		6,600	6,639,296
7.500%(c)	03/31/30	(a)	5,037	6,035,083
Russian Foreign Bond — Eurobond (Russia),
Sr. Unsec’d. Notes
5.625%	04/04/42		1,800	1,702,800
Sr. Unsec’d. Notes, REGS
3.500%	01/16/19		3,800	3,781,000
4.875%	09/16/23		5,800	5,892,800
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes
5.125%	03/01/17		345	360,960
Zambia Government International Bond (Zambia),
Sr. Unsec’d. Notes, 144A
8.970%	07/30/27		295	232,667

TOTAL FOREIGN GOVERNMENT BONDS (cost $351,456,623)				336,704,568

MUNICIPAL BONDS — 0.7%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49		3,630	4,883,185
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
7.053%	05/15/40		1,230	1,668,815
East Bay Municipal Utility District Water System Revenue,
Revenue Bonds, BABs
5.874%	06/01/40		1,505	1,880,136
Los Angeles Community College District,
General Obligation Unlimited
6.750%	08/01/49		2,980	4,210,889
San Diego County Water Authority,
Revenue Bonds, BABs
6.138%	05/01/49		275	356,670
State of California,
General Obligation Unlimited
7.300%	10/01/39		600	838,356
7.550%	04/01/39		2,475	3,597,833
7.600%	11/01/40		195	289,848
7.625%	03/01/40		2,990	4,348,267

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
California (continued)
University of California,
Revenue Bonds
4.601%	05/15/31	4,900	$5,222,861

			27,296,860

Colorado
Denver City & County School District No. 1,
Certificate Participation
4.242%	12/15/37	1,215	1,201,513

District of Columbia
District of Columbia,
Revenue Bonds, BABs
5.591%	12/01/34	120	143,701

Florida
State Board of Administration Finance Corp.,
Revenue Bonds
1.298%	07/01/16	2,100	2,105,523
2.995%	07/01/20	3,695	3,747,173

			5,852,696

Illinois — 0.1%
City of Chicago IL O’Hare International Airport Revenue,
Revenue Bonds, BABs
6.395%	01/01/40	480	600,912
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Ltd., BABs
5.720%	12/01/38	2,065	2,369,298
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	6,225	5,889,161
5.365%	03/01/17	20	20,701
5.877%	03/01/19	1,250	1,337,487
6.725%	04/01/35	1,415	1,464,440

			11,681,999

Maryland
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.754%	07/01/41	1,140	1,354,024
5.888%	07/01/43	2,120	2,566,769

			3,920,793

Massachusetts
Commonwealth of Massachusetts,
General Obligation Ltd., BABs
4.500%	08/01/31	840	898,867

New York — 0.2%
City of New York,
General Obligation Unlimited, BABs
5.846%	06/01/40	3,540	4,399,300
6.271%	12/01/37	2,630	3,373,869
Metropolitan Transportation Authority,
Revenue Bonds, BABs
7.336%	11/15/39	1,940	2,828,578
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
5.267%	05/01/27	1,810	2,049,011
Revenue Bonds, BABs

SEE NOTES TO FINANCIAL STATEMENTS.

A396

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
New York (continued)
5.508%	08/01/37	3,275	$3,936,878
New York City Water & Sewer System,
Revenue Bonds, BABs
5.952%	06/15/42	265	342,210
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	5,820	5,541,571
Utility Debt Securitization Authority,
Revenue Bonds
2.042%	06/15/21	1,820	1,821,201

			24,292,618

North Carolina — 0.1%
North Carolina Eastern Municipal Power Agency,
Revenue Bonds
1.561%	07/01/17	1,145	1,146,031
2.003%	07/01/18	115	115,400
University of North Carolina at Chapel Hill,
Revenue Bonds
3.847%	12/01/34	5,675	5,886,905

			7,148,336

Ohio
JobsOhio Beverage System,
Revenue Bonds
4.532%	01/01/35	2,920	3,090,090

Oregon
State of Oregon,
General Obligation Unlimited
5.892%	06/01/27	60	71,899

Puerto Rico
Commonwealth of Puerto Rico,
General Obligation Unlimited
8.000%	07/01/35	2,625	1,903,204

South Carolina
South Carolina State Public Service Authority,
Revenue Bonds
4.322%	12/01/27	1,460	1,553,469

Texas
Texas Transportation Commission State Highway Fund,
Revenue Bonds, BABs
5.178%	04/01/30	2,420	2,845,194

Utah
Utah Transit Authority,
Revenue Bonds, BABs
5.937%	06/15/39	1,920	2,416,262

Virginia — 0.1%
University of Virginia,
Revenue Bonds, BABs
5.000%	09/01/40	1,130	1,290,652
Virginia Commonwealth Transportation Board,
Revenue Bonds, BABs
5.350%	05/15/35	1,470	1,689,162
Virginia Public Building Authority,
Revenue Bonds, BABs
5.900%	08/01/30	1,015	1,236,585
Virginia Public School Authority,
Revenue Bonds

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Virginia (continued)
4.250%	12/15/30	1,755	$1,850,419

			6,066,818

TOTAL MUNICIPAL BONDS (cost $99,988,223)			100,384,319

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
2.651%(c)	02/25/34	27	27,078
Series 2004-D, Class 2A2
2.718%(c)	05/25/34	11	10,831
Series 2004-H, Class 2A2
2.811%(c)	09/25/34	20	20,067
Series 2004-I, Class 3A2
2.840%(c)	10/25/34	9	8,597
Series 2005-J, Class 2A1
2.947%(c)	11/25/35	111	102,655
Series 2005-J, Class 3A1
2.982%(c)	11/25/35	26	24,884
Credit Suisse Mortgage Trust,
Series 2010-1R, Class 42A1, 144A(g)
5.000%	10/27/36	16	15,691
DSLA Mortgage Loan Trust,
Series 2004-AR1, Class A1A
1.242%(c)	09/19/44	1,895	1,762,427
Fannie Mae Connecticut Avenue Securities,
Series 2014-C04, Class 1M1(x)
2.372%(c)	11/25/24	2,243	2,254,313
Series 2014-C04, Class 2M1(x)
2.522%(c)	11/25/24	1,076	1,082,370
Series 2015-C01, Class 1M1(x)
1.922%(c)	02/25/25	546	547,212
Series 2015-C01, Class 2M1(x)
1.922%(c)	02/25/25	160	159,744
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A5, 144A
1.815%(c)	10/18/54	352	353,733
Series 2012-1A, Class 3A1, 144A
1.864%(c)	10/18/54	2,620	2,653,759
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN3, Class M2(x)
2.621%(c)	08/25/24	2,917	2,948,266
Series 2014-HQ2, Class M2(x)
2.622%(c)	09/25/24	2,425	2,399,118
Series 2014-HQ3, Class M2(x)
2.871%(c)	10/25/24	1,665	1,687,370
Series 2015-DN1, Class M2(x)
2.822%(c)	01/25/25	3,320	3,370,797
Series 2015-DNA1, Class M2(x)
2.272%(c)	10/25/27	4,325	4,265,793
Series 2015-HQ1, Class M2(x)
2.622%(c)	03/25/25	2,755	2,747,058
Series 2015-HQ2, Class M2(x)
2.372%(c)	05/25/25	2,705	2,641,226
Series 2015-HQA1, Class M2(x)
2.871%(c)	03/25/28	4,050	4,011,438

SEE NOTES TO FINANCIAL STATEMENTS.

A397

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Government National Mortgage Assoc.,
Series 2010-92, Class PI, IO
4.500%	11/20/37	667	$35,366
Series 2010-103, Class IN, IO
4.500%	02/20/39	655	35,562
Series 2010-164, Class MI, IO
4.000%	09/20/37	4,012	290,073
Series 2011-41, Class AI, IO
4.500%	12/20/39	1,105	111,842
Series 2011-88, Class EI, IO
4.500%	11/20/39	961	90,644
Series 2012-94, Class BI, IO
4.000%	05/20/37	4,130	637,777
Series 2013-24, Class OI, IO
4.000%	02/20/43	1,543	275,452
Holmes Master Issuer PLC (United Kingdom),
Series 2012-3A, Class B1, RMBSMT 0, 144A
2.521%(c)	10/15/54	1,250	1,277,493
WAMU Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
2.580%(c)	09/25/35	60	59,998
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-O, Class 5A1
2.706%(c)	01/25/34	20	20,255
Series 2004-G, Class A3
2.727%(c)	06/25/34	106	106,241

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $35,990,989)			36,035,130

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.5%
Federal Home Loan Mortgage Corp.
2.245%(c)	01/01/36	5	4,711
2.250%(c)	04/01/37	232	244,744
2.358%(c)	02/01/37	131	139,452
2.390%(c)	02/01/35	66	69,733
2.435%(c)	02/01/37	45	47,343
2.438%(c)	01/01/37	16	16,854
2.475%(c)	07/01/35	13	14,131
2.500%	05/01/28	2,774	2,819,965
2.535%(c)	09/01/32	1	853
2.591%(c)	03/01/36	27	28,793
2.644%(c)	02/01/37	61	64,983
2.775%(c)	11/01/35	13	13,638
2.817%(c)	02/01/37	67	70,906
3.000%	11/01/42-07/01/45	32,856	32,867,787
3.500%	04/01/42-06/01/45	28,376	29,248,894
4.000%	06/01/24-05/01/43	16,970	17,999,266
4.500%	04/01/19-03/01/44	20,653	22,296,455
5.000%	10/01/18-07/01/41	8,379	9,231,270
5.500%	12/01/18-06/01/41	3,854	4,281,693
5.821%(c)	12/01/36	2	2,381
6.000%	10/01/32-08/01/38	905	1,034,510
6.043%(c)	10/01/36	10	10,313
6.079%(c)	11/01/36	10	10,271
6.109%(c)	10/01/36	13	14,088
6.421%(c)	08/01/36	8	8,497

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	08/01/36-09/01/39		184	$209,693
7.000%	06/01/32		5	5,045
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.426%	08/25/17		1,141	1,142,076
1.875%	04/25/22		1,749	1,745,653
Federal National Mortgage Assoc.
1.500%	06/22/20	(a)	13,193	13,028,721
1.861%(c)	12/01/35		5	5,305
2.271%(c)	07/01/35		28	29,559
2.275%(c)	12/01/35		25	26,270
2.375%(c)	08/01/37		58	61,022
2.449%(c)	08/01/36		40	42,267
2.500%	10/01/27-08/01/43		64,491	64,684,266
2.575%(c)	11/01/37		173	184,411
2.581%(c)	12/01/35		9	9,686
3.000%	01/01/27-10/01/45		58,897	59,528,089
3.000%	TBA		46,860	46,860,426
3.500%	12/01/25-11/01/45		75,373	77,954,570
3.500%	TBA		39,750	41,010,997
4.000%	04/01/24-07/01/45		80,571	85,491,608
4.000%	TBA		83,130	87,965,830
4.500%	05/01/19-04/01/45		64,555	69,843,413
4.500%	TBA		12,320	13,304,060
5.000%	05/01/18-11/01/44		50,051	55,194,883
5.000%	TBA		15,750	17,335,705
5.500%	01/01/17-09/01/41		37,377	41,973,493
5.500%	TBA		16,145	17,997,198
6.000%	04/01/21-10/01/40		20,600	23,371,417
6.061%(c)	09/01/36		3	2,829
6.500%	02/25/32-05/01/40		8,498	9,750,756
7.000%	01/01/31-04/01/37		31	33,321
Government National Mortgage Assoc.
2.500%	12/20/42-03/20/43		22,659	22,067,965
3.000%	07/15/42-04/20/45		20,918	21,261,812
3.500%	05/20/42-09/20/45		98,242	102,642,489
3.500%	TBA		54,435	56,746,365
4.000%	09/20/25-09/20/45		44,638	47,572,271
4.000%	TBA		16,795	17,835,501
4.500%	05/15/39-05/20/45		21,386	23,233,952
5.000%	03/20/34-08/20/45		22,619	24,650,482
5.500%	10/20/32-06/20/44		8,948	9,958,446
6.500%	09/20/32-12/20/33		12	14,188
8.000%	12/15/16-07/15/23		2	2,230
8.500%	06/15/26-07/15/26		7	7,438
9.500%	03/15/19-01/15/20		1	806

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,170,283,221)				1,175,328,045

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds
2.875%	08/15/45		17,245	16,748,534
3.000%	11/15/44-05/15/45		68,691	68,407,764
3.125%	02/15/43		61,320	62,848,217
3.375%	05/15/44	(k)	12,890	13,833,587
4.500%	02/15/36		8,225	10,540,847
4.625%	02/15/40		9,155	11,924,745
5.375%	02/15/31		1,150	1,559,463

SEE NOTES TO FINANCIAL STATEMENTS.

A398

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Bonds
0.375%	07/15/25		24,291	$23,587,130
0.750%	02/15/45		390	343,531
3.875%	04/15/29		640	1,257,891
0.125%	04/15/18-04/15/20		4,800	4,836,914
0.625%	01/15/24		41,019	41,337,709
1.250%	07/15/20		2,583	2,929,417
U.S. Treasury Notes
0.250%	04/15/16		16,230	16,226,835
0.500%	08/31/16		24,230	24,202,547
0.625%	08/15/16-11/30/17	(a)	116,233	115,559,893
0.875%	02/28/17-11/30/17	(a)	87,740	87,697,245
1.000%	09/15/18	(a)	40,353	40,066,131
1.250%	10/31/18		3,900	3,894,517
1.500%	05/31/19		135,115	135,241,738
1.625%	08/31/19		14,565	14,606,539
2.000%	08/31/21-08/15/25		122,777	121,641,506

TOTAL U.S. TREASURY OBLIGATIONS (cost $821,147,262)				819,292,700

TOTAL LONG-TERM INVESTMENTS (cost $12,021,776,348)				12,518,533,284

			Shares
SHORT-TERM INVESTMENTS — 16.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $2,216,410,362; includes $740,539,313 of cash collateral for securities on loan)(b)(w)(Note 4)			2,216,410,362	2,216,410,362

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 0.6%
U.S. Treasury Bills
0.064%	04/28/16		1,000	999,162
0.068%	04/28/16		500	499,581
0.085%	04/28/16	(k)	15,000	14,987,430
0.107%	04/28/16	(h)(k)	55,000	54,953,910
0.280%	04/28/16		5,000	4,995,810

TOTAL U.S. TREASURY OBLIGATIONS (cost $76,471,588)				76,435,893

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $2,292,881,950)	$2,292,846,255

TOTAL INVESTMENTS — 107.2% (cost $14,314,658,298)	14,811,379,539
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (7.2)%	(988,548,733)

NET ASSETS — 100.0%	$13,822,830,806

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $720,268,786; cash collateral of $740,539,313 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(g)	Indicates a security that has been deemed illiquid. (unaudited) (h) Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date. (w) Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
365	2 Year U.S. Treasury Notes	Mar. 2016	$79,394,813	$79,290,548	$(104,265)
677	5 Year U.S. Treasury Notes	Mar. 2016	80,291,351	80,102,852	(188,499)
801	10 Year U.S. Treasury Notes	Mar. 2016	100,948,469	100,850,906	(97,563)
370	20 Year U.S. Treasury Bonds	Mar. 2016	56,818,086	56,887,500	69,414
225	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	35,531,095	35,704,688	173,593

SEE NOTES TO FINANCIAL STATEMENTS.

A399

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
289	ASX SPI 200 Index	Mar. 2016	$26,087,309	$27,677,292	$1,589,983
2,201	Euro STOXX 50 Index	Mar. 2016	77,077,399	78,503,776	1,426,377
519	FTSE 100 Index.	Mar. 2016	46,315,827	47,421,786	1,105,959
408	Mini MSCI EAFE Index	Mar. 2016	34,216,810	34,643,280	426,470
323	Russell 2000 Mini Index	Mar. 2016	36,116,770	36,547,450	430,680
5,506	S&P 500 E-Mini	Mar. 2016	557,409,695	560,345,620	2,935,925
360	TOPIX Index	Mar. 2016	47,119,431	46,349,682	(769,749)

					6,998,325

Short Positions:
325	2 Year U.S. Treasury Notes	Mar. 2016	70,702,735	70,601,172	101,563
614	5 Year U.S. Treasury Notes	Mar. 2016	73,056,106	72,648,672	407,434
900	10 Year U.S. Treasury Notes	Mar. 2016	113,583,449	113,315,625	267,824
8	20 Year U.S. Treasury Bonds	Mar. 2016	1,224,625	1,230,000	(5,375)

					771,446

					$7,769,771

(1)	U.S. Treasury Obligations with market values of $1,895,277 and $46,341,134 have been segregated with Goldman Sachs & Co. and JPMorgan Chase, respectively, to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/20/16	Deutsche Bank AG	AUD	11,810	$8,397,088	$8,597,199	$200,111
Brazilian Real,
Expiring 03/02/16	Morgan Stanley	BRL	1,977	513,107	489,810	(23,297)
British Pound,
Expiring 01/13/16	Bank of New York Mellon	GBP	88	135,772	129,551	(6,221)
Expiring 01/13/16	Bank of New York Mellon	GBP	10	14,576	14,443	(133)
Expiring 01/20/16	JPMorgan Chase	GBP	27,885	42,389,081	41,110,328	(1,278,753)
Canadian Dollar,
Expiring 01/20/16	Canadian Imperial Bank of Commerce	CAD	4,925	3,700,584	3,559,452	(141,132)
Expiring 03/31/16	JPMorgan Chase	CAD	310	223,988	224,092	104
Chinese Yuan,
Expiring 08/15/16	Deutsche Bank AG	CNY	2,493	384,760	379,340	(5,420)
Expiring 08/31/16	Deutsche Bank AG	CNY	5,375	828,935	817,299	(11,636)
Euro,
Expiring 01/20/16	Goldman Sachs & Co.	EUR	44,700	49,067,293	48,602,451	(464,842)
Expiring 02/22/16	Hong Kong & Shanghai Bank	EUR	363	386,252	394,641	8,389
Indian Rupee,
Expiring 02/22/16	Standard Chartered PLC	INR	219,698	3,250,451	3,291,828	41,377
Japanese Yen,
Expiring 01/20/16	Bank of New York Mellon	JPY	80,000	650,300	665,872	15,572
Expiring 01/20/16	Standard Chartered PLC	JPY	4,741,000	38,529,767	39,461,210	931,443
Mexican Peso,
Expiring 02/22/16	Hong Kong & Shanghai Bank	MXN	32,771	1,958,377	1,894,122	(64,255)
Expiring 02/22/16	Royal Bank of Scotland Group PLC	MXN	13,469	789,746	778,480	(11,266)
Singapore Dollar,
Expiring 01/20/16	Goldman Sachs & Co.	SGD	7,625	5,351,430	5,373,805	22,375
Swedish Krona,
Expiring 01/20/16	JPMorgan Chase	SEK	6,500	747,672	770,484	22,812
Expiring 01/20/16	Societe Generale	SEK	94,350	10,819,252	11,183,874	364,622
Swiss Franc,
Expiring 01/20/16	JPMorgan Chase	CHF	600	590,436	599,563	9,127

SEE NOTES TO FINANCIAL STATEMENTS.

A400

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued):
Expiring 01/20/16	JPMorgan Chase	CHF	500	$499,614	$499,635	$21
Expiring 01/20/16	Morgan Stanley	CHF	18,055	17,879,860	18,041,830	161,970

				$187,108,341	$186,879,309	(229,032)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/20/16	Bank of New York Mellon	AUD	1,250	$903,670	$909,949	$(6,279)
Brazilian Real,
Expiring 03/02/16	BNP Paribas	BRL	10,280	2,665,489	2,546,778	118,711
Expiring 03/02/16	Morgan Stanley	BRL	1,977	511,051	489,810	21,241
British Pound,
Expiring 01/13/16	Credit Suisse First Boston Corp.	GBP	8,213	12,576,156	12,108,058	468,098
Expiring 01/13/16	Hong Kong & Shanghai Bank	GBP	450	683,056	663,415	19,641
Expiring 01/20/16	Bank of New York Mellon	GBP	650	984,364	958,283	26,081
Canadian Dollar,
Expiring 03/31/16	Bank of America	CAD	1,369	996,792	989,573	7,219
Expiring 03/31/16	Bank of New York Mellon	CAD	218	156,156	157,587	(1,431)
Expiring 03/31/16	Royal Bank of Scotland Group PLC	CAD	853	627,138	616,252	10,886
Expiring 03/31/16	State Street Bank	CAD	768	560,301	554,972	5,329
Chinese Yuan,
Expiring 08/15/16	Hong Kong & Shanghai Bank	CNY	2,493	374,184	379,341	(5,157)
Expiring 08/31/16	Citigroup Global Markets	CNY	2,636	401,707	400,819	888
Expiring 08/31/16	Hong Kong & Shanghai Bank	CNY	2,739	413,161	416,480	(3,319)
Expiring 08/31/16	Standard Chartered PLC	CNY	3,387	504,468	515,012	(10,544)
Colombian Peso,
Expiring 02/22/16	BNP Paribas	COP	3,276,009	996,050	1,026,055	(30,005)
Expiring 02/22/16	Credit Suisse First Boston Corp.	COP	7,229,778	2,430,177	2,264,387	165,790
Euro,
Expiring 01/20/16	Deutsche Bank AG	EUR	1,100	1,205,109	1,196,033	9,076
Expiring 02/22/16	Bank of America	EUR	386	414,543	420,023	(5,480)
Expiring 02/22/16	Bank of America	EUR	354	380,771	385,231	(4,460)
Expiring 02/22/16	Bank of America	EUR	316	339,545	343,522	(3,977)
Expiring 02/22/16	Bank of America	EUR	7	7,415	7,618	(203)
Expiring 02/22/16	Bank of New York Mellon	EUR	580	643,078	631,024	12,054
Expiring 02/22/16	Barclays Capital Group	EUR	434	496,097	472,289	23,808
Expiring 02/22/16	Credit Suisse First Boston Corp.	EUR	4,403	4,730,654	4,791,604	(60,950)
Expiring 02/22/16	Credit Suisse First Boston Corp.	EUR	204	219,272	222,097	(2,825)
Expiring 02/22/16	Hong Kong & Shanghai Bank	EUR	2,367	2,546,594	2,576,294	(29,700)
Expiring 02/22/16	Hong Kong & Shanghai Bank	EUR	262	281,910	284,752	(2,842)
Expiring 02/22/16	JPMorgan Chase	EUR	228	249,814	248,040	1,774
Expiring 02/22/16	JPMorgan Chase	EUR	220	241,388	239,041	2,347
Expiring 02/22/16	Morgan Stanley	EUR	287	306,411	312,496	(6,085)
	Royal Bank of Scotland Group
Expiring 02/22/16	PLC	EUR	654	703,850	712,027	(8,177)
Expiring 03/15/16	Bank of New York Mellon	EUR	242	261,862	262,978	(1,116)
Expiring 03/15/16	Bank of New York Mellon	EUR	61	66,488	66,046	442
Expiring 03/15/16	Citigroup Global Markets	EUR	10,347	11,382,113	11,266,999	115,114
Expiring 03/15/16	Morgan Stanley	EUR	175	191,967	190,551	1,416
Expiring 03/15/16	State Street Bank	EUR	107	117,187	116,554	633
Japanese Yen,
Expiring 01/20/16	Goldman Sachs & Co.	JPY	85,000	693,103	707,489	(14,386)
Expiring 01/20/16	JPMorgan Chase	JPY	80,000	661,654	665,871	(4,217)

SEE NOTES TO FINANCIAL STATEMENTS.

A401

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso,
Expiring 02/22/16	Hong Kong & Shanghai Bank	MXN	389,430	$23,043,343	$22,508,322	$535,021
Expiring 02/22/16	Morgan Stanley	MXN	33,853	1,943,505	1,956,635	(13,130)
New Taiwanese Dollar,
Expiring 03/15/16	Standard Chartered PLC	TWD	33,377	1,008,064	1,017,033	(8,969)
Peruvian Nuevo Sol,
Expiring 02/22/16	Credit Suisse First Boston Corp.	PEN	1,307	388,757	379,332	9,425
South African Rand,
Expiring 02/22/16	Morgan Stanley	ZAR	9,263	633,628	592,973	40,655
Swedish Krona,
Expiring 01/20/16	Deutsche Bank AG	SEK	5,500	648,098	651,948	(3,850)
Swiss Franc,
Expiring 01/20/16	Citigroup Global Markets	CHF	600	607,847	599,562	8,285
Expiring 02/12/16	UBS AG	CHF	915	917,297	915,484	1,813

				$81,115,284	$79,736,639	1,378,645

						$1,149,613

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CDX.EM.CDSI.S24	12/20/20	1.000%	96,138	$(10,678,196)	$(11,686,598)	$1,008,402	JPMorgan Chase

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at December 31, 2015(3)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(1):
CDX.HY.CDSI.S25	12/20/20	5.000%	54,000	$684,800	$689,285	$4,485
CDX.IG.CDSI.S25	12/20/20	1.000%	438,500	3,388,979	2,514,214	(874,765)

				$4,073,779	$3,203,499	$(870,280)

U.S. Treasury Obligation with market value of $10,188,455 has been segregated with JPMorgan Chase to cover requirements for credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A402

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$5,638,912,088	$1,919,756,142	$137
Preferred Stocks	5,929,571	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	291,817,208	5,123,286
Residential Mortgage-Backed Securities	—	7,538,055	—
Commercial Mortgage-Backed Securities	—	329,858,612	—
Corporate Obligations	—	1,846,865,709	4,987,714
Foreign Government Bonds	—	336,403,060	301,508
Municipal Bonds	—	100,384,319	—
Residential Mortgage-Backed Securities	—	36,035,130	—
U.S. Government Agency Obligations	—	1,175,328,045	—
U.S. Treasury Obligations	—	895,728,593	—
Affiliated Money Market Mutual Fund	2,216,410,362	—	—
Other Financial Instruments*
Futures Contracts	7,769,771	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,149,613	—
OTC credit default swaps	—	(10,678,196)	—
Centrally cleared credit default swaps	—	(870,280)	—

Total	$7,869,021,792	$6,929,316,010	$10,412,645

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (5.4% represents investments purchased with collateral from securities on loan)	16.0%
U.S. Government Agency Obligations	8.5
Banks	6.7
U.S. Treasury Obligations	6.5
Pharmaceuticals	4.2
Insurance	3.3
Oil, Gas & Consumable Fuels	2.5
Media	2.5
Real Estate Investment Trusts (REITs)	2.5
Foreign Government Bonds	2.4
Commercial Mortgage-Backed Securities	2.4
Internet Software & Services	2.4
Non-Residential Mortgage-Backed Securities	2.2
Biotechnology	1.8
Software	1.7
Chemicals	1.6
IT Services	1.5
Technology Hardware, Storage & Peripherals	1.5
Industrial Conglomerates	1.5
Semiconductors & Semiconductor Equipment	1.4
Capital Markets	1.4
Oil & Gas	1.3
Health Care Providers & Services	1.3

Beverages	1.2%
Aerospace & Defense	1.2
Specialty Retail	1.2
Diversified Telecommunication Services	1.1
Food Products	1.1
Internet & Catalog Retail	1.1
Diversified Financial Services	1.0
Food & Staples Retailing	1.0
Metals & Mining	1.0
Telecommunications	0.9
Health Care Equipment & Supplies	0.9
Hotels, Restaurants & Leisure	0.8
Multi-Utilities	0.8
Airlines	0.8
Electric Utilities	0.8
Municipal Bonds	0.7
Automobiles	0.7
Textiles, Apparel & Luxury Goods	0.7
Communications Equipment	0.6
Machinery	0.5
Tobacco	0.5
Internet	0.5
Auto Components	0.5
Wireless Telecommunication Services	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A403

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Industry table (cont.)
Electric	0.5%
Personal Products	0.5
Electrical Equipment	0.5
Retail	0.4
Household Products	0.4
Energy Equipment & Services	0.4
Healthcare – Services	0.4
Household Durables	0.3
Residential Mortgage-Backed Securities	0.3
Road & Rail	0.3
Healthcare – Products	0.3
Pipelines	0.3
Real Estate Management & Development	0.3
Consumer Finance	0.2
Agriculture	0.2
Advertising	0.2
Life Sciences Tools & Services	0.2
Foods	0.2
Electronic Equipment, Instruments & Components	0.2
Air Freight & Logistics	0.2
Construction Materials	0.2
Multiline Retail	0.2
Trading Companies & Distributors	0.2
Commercial Services	0.2
Real Estate	0.2
Mining	0.2

Oil & Gas Services	0.2%
Building Materials	0.2
Auto Manufacturers	0.2
Containers & Packaging	0.2
Leisure Products	0.1
Engineering & Construction	0.1
Commercial Services & Supplies	0.1
Marine	0.1
Gas Utilities	0.1
Auto Parts & Equipment	0.1
Entertainment	0.1
Professional Services	0.1
Electronics	0.1
Building Products	0.1
Transportation	0.1
Lodging	0.1
Trucking & Leasing	0.1
Paper & Forest Products	0.1
Savings & Loans	0.1
Holding Companies – Diversified	0.1
Distribution/Wholesale	0.1

107.2
Liabilities in excess of other assets	(7.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$1,019,828	*	Due from/to broker — variation margin futures	$395,702	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,383,670		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,234,057
Credit contracts	Due from/to broker-variation margin swaps	4,485	*	Due from/to broker-variation margin swaps	874,765	*
Credit contracts	Unrealized appreciation on OTC swap agreements	1,008,402		—	—
Credit contracts	—	—		Premiums received for OTC swap agreements	11,686,598
Equity contracts	Due from/to broker-variation margin futures	7,915,394	*	Due from/to broker-variation margin futures	769,749	*

Total		$13,331,779			$15,960,871

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A404

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Interest rate contracts	$—	$(1,463,514)	$—	$—	$(1,463,514)
Foreign exchangecontracts	—	—	3,084,943	—	3,084,943
Credit contracts	—	—	—	(3,104,803)	(3,104,803)
Equity contracts	596,985	15,213,557	—	—	15,810,542

Total	$596,985	$13,750,043	$3,084,943	$(3,104,803)	$14,327,168

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(3)	Swaps	Total
Interest rate contracts	$(1,120,815)	$—	$—	$(1,120,815)
Foreign exchange contracts	—	(373,077)	—	(373,077)
Credit contracts	—	—	2,202,405	2,202,405
Equity contracts	(4,362,105)	—	—	(4,362,105)

Total	$(5,482,920)	$(373,077)	$2,202,405	$(3,653,592)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)	Credit Default Swap Agreements - Buy Protection(3)	Credit Default Swap Agreements - Sell Protection(3)
$1,002,639,741	$207,302,943	$148,409,505	$95,667,673	$617	$477,814

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD (000).

SEE NOTES TO FINANCIAL STATEMENTS.

A405

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$7,219	$(7,219)	$—	$—
Bank of New York Mellon	54,149	(15,180)	—	38,969
Barclays Capital Group	23,808	—	—	23,808
BNP Paribas	118,711	(30,005)	—	88,706
Canadian Imperial Bank of Commerce	—	—	—	—
Citigroup Global Markets	124,287	—	—	124,287
Credit Suisse First Boston Corp.	643,313	(63,775)	(550,000)	29,538
Deutsche Bank AG	209,187	(20,906)	—	188,281
Goldman Sachs & Co.	22,375	(22,375)	—	—
Hong Kong & Shanghai Bank	563,051	(105,273)	—	457,778
JPMorgan Chase	1,044,587	(1,044,587)	—	—
Morgan Stanley	225,282	(42,512)	—	182,770
Royal Bank of Scotland Group PLC	10,886	(10,886)	—	—
Societe Generale	364,622	—	—	364,622
Standard Chartered PLC	972,820	(19,513)	—	953,307
State Street Bank	5,962	—	—	5,962
UBS AG	1,813	—	—	1,813

	$4,392,072

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(14,120)	$7,219	$—	$(6,901)
Bank of New York Mellon	(15,180)	15,180	—	—
Barclays Capital Group	—	—	—	—
BNP Paribas	(30,005)	30,005	—	—
Canadian Imperial Bank of Commerce	(141,132)	—	—	(141,132)
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(63,775)	63,775	—	—
Deutsche Bank AG	(20,906)	20,906	—	—
Goldman Sachs & Co.	(479,228)	22,375	—	(456,853)
Hong Kong & Shanghai Bank	(105,273)	105,273	—	—
JPMorgan Chase	(12,969,568)	1,044,587	—	(11,924,981)
Morgan Stanley	(42,512)	42,512	—	—
Royal Bank of Scotland Group PLC	(19,443)	10,886	—	(8,557)
Societe Generale	—	—	—	—
Standard Chartered PLC	(19,513)	19,513	—	—
State Street Bank	—	—	—	—
UBS AG	—	—	—	—

	$(13,920,655)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A406

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $720,268,786:
Unaffiliated investments (cost $12,098,247,936)	$12,594,969,177
Affiliated investments (cost $2,216,410,362)	2,216,410,362
Cash	1,145,051
Foreign currency, at value (cost $17,330,265)	17,290,390
Receivable for investments sold	181,793,951
Dividends and interest receivable	47,350,771
Tax reclaim receivable	9,643,517
Unrealized appreciation on OTC forward foreign currency contracts	3,383,670
Receivable for fund share sold	2,447,550
Unrealized appreciation on OTC swap agreements	1,008,402
Receivable from affiliate	956,608
Due from broker-variation margin swaps	25,527
Prepaid expenses	119,656

Total Assets	15,076,544,632

LIABILITIES:
Payable to broker for collateral for securities on loan	740,539,313
Payable for investments purchased	488,785,851
Premiums received for OTC swap agreements	11,686,598
Due to broker-variation margin futures	6,133,807
Advisory fees payable	2,955,734
Unrealized depreciation on OTC forward foreign currency contracts	2,234,057
Accrued expenses and other liabilities	878,379
Distribution fee payable	387,835
Interest payable on securities sold short	98,948
Foreign capital gains tax liability accrued	12,662
Affiliated transfer agent fee payable	340
Payable for fund share repurchased	302

Total Liabilities	1,253,713,826

NET ASSETS	$13,822,830,806

Net assets were comprised of:
Paid-in capital	$11,048,351,653
Retained earnings	2,774,479,153

Net assets, December 31, 2015	$13,822,830,806

Net asset value and redemption price per share, $13,822,830,806 / 585,644,377 outstanding shares of beneficial interest.	$23.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$142,794,055
Unaffiliated dividend income (net) (foreign withholding tax $5,042,052, includes $591,871 reimbursable by an affiliate)	134,202,411
Affiliated dividend income	2,664,693
Affiliated income from securities lending, net	1,970,724

281,631,883

EXPENSES
Advisory fees.	82,725,818
Distribution fee	20,963,736
Custodian and accounting fees	1,670,000
Insurance expenses	136,000
Trustees’ fees	113,000
Audit fee	50,000
Legal fees and expenses	33,000
Shareholders’ reports	22,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Miscellaneous	86,574

Total expenses.	105,820,128
Less: advisory fee waivers and/or expense reimbursement	(3,099,832)

Net expenses.	102,720,296

NET INVESTMENT INCOME	178,911,587

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	435,125,026
Futures transactions	13,750,043
Swap agreements transactions	(3,104,803)
Foreign currency transactions	(14,212,427)

431,557,839

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(2,467))	(631,275,817)
Futures	(5,482,920)
Swap agreements	2,202,405
Foreign currencies	(682,221)

(635,238,553)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(203,680,714)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,769,127)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$178,911,587	$173,669,728
Net realized gain on investment and foreign currency transactions	431,557,839	582,193,211
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(635,238,553)	(143,649,633)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,769,127)	612,213,306

FUND SHARE TRANSACTIONS:
Fund share sold [8,173,623 and 17,287,850 shares, respectively]	195,376,532	396,251,367
Net asset value of shares issued in merger [137,013,754 and 0 shares, respectively] (Note 10)	3,262,312,494	—
Fund share repurchased [29,954,988 and 11,262,882 shares, respectively]	(706,825,840)	(257,529,586)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,750,863,186	138,721,781

TOTAL INCREASE IN NET ASSETS	2,726,094,059	750,935,087
NET ASSETS:
Beginning of year	11,096,736,747	10,345,801,660

End of year	$13,822,830,806	$11,096,736,747

SEE NOTES TO FINANCIAL STATEMENTS.

A407

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 89.9%		Value (Note 2)
COMMON STOCKS — 75.8%	Shares
Aerospace & Defense — 1.3%
Airbus Group SE (France)	21,728	$1,464,201
Astrotech Corp.*	19,233	29,426
B/E Aerospace, Inc.	186	7,881
Boeing Co. (The)	23,159	3,348,560
Huntington Ingalls Industries, Inc.	894	113,404
KLX, Inc.*	2,183	67,215
LIG Nex1 Co. Ltd. (South Korea)*	2,036	179,716
Lockheed Martin Corp.	335	72,745
Northrop Grumman Corp.	55	10,385
Rockwell Collins, Inc.	3,705	341,971
Rolls-Royce Holdings PLC (United Kingdom)*	6,847,007	10,094
Rolls-Royce Holdings PLC (United Kingdom)*	68,674	581,701
TASER International, Inc.*	4,023	69,558
Tel-Instrument Electronics Corp.*	9,805	46,966
Textron, Inc.	3,349	140,691
TransDigm Group, Inc.*	64	14,621
United Technologies Corp.	4,203	403,782
Zodiac Aerospace (France)	10,512	250,295

		7,153,212

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	2,519	156,228
FedEx Corp.	4,274	636,783
United Parcel Service, Inc. (Class B Stock)	4,882	469,795

		1,262,806

Airlines — 0.9%
Air Arabia PJSC (United Arab Emirates)	345,849	127,542
Alaska Air Group, Inc.	3,944	317,531
American Airlines Group, Inc.	69,330	2,936,125
Delta Air Lines, Inc.	3,738	189,479
easyJet PLC (United Kingdom)	15,667	401,814
Flybe Group PLC (United Kingdom)*	81,384	109,779
Ryanair Holdings PLC (Ireland), ADR	6,730	581,876
Spirit Airlines, Inc.*	1,010	40,249
United Continental Holdings, Inc.*	5,747	329,303

		5,033,698

Auto Components — 1.0%
Aisin Seiki Co. Ltd. (Japan)	7,600	327,092
Autoliv, Inc.	410	51,156
BorgWarner, Inc.	306	13,228
Delphi Automotive PLC (United Kingdom)	1,510	129,452
Gentex Corp.	6,662	106,659
GKN PLC (United Kingdom)	88,208	400,279
Hyundai Mobis Co. Ltd. (South Korea)*	2,507	524,539
Johnson Controls, Inc.	38,277	1,511,559
Koito Manufacturing Co. Ltd. (Japan)	19,600	803,746
Leoni AG (Germany)	11,323	445,053
Minth Group Ltd. (China)	54,000	107,280
Musashi Seimitsu Industry Co. Ltd. (Japan)	6,900	140,719
NHK Spring Co. Ltd. (Japan)	8,000	80,210
Nifco, Inc. (Japan)	4,100	189,893
Nippon Seiki Co. Ltd. (Japan)	10,000	229,712
Press Kogyo Co. Ltd. (Japan)	41,700	181,040
S&T Motiv Co. Ltd. (South Korea)*	1,673	122,013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Weifu High-Technology Group Co. Ltd. (China) (Class B Stock)	39,311	$100,988

		5,464,618

Automobiles — 0.4%
Ferrari NV (Italy)*(a)	711	34,128
Honda Motor Co. Ltd. (Japan)(a)	26,700	853,373
Mitsubishi Motors Corp. (Japan)	52,200	441,640
Tesla Motors, Inc.*(a)	2,973	713,550

		2,042,691

Banks — 4.6%
Ashikaga Holdings Co. Ltd. (Japan)	36,700	143,040
Axis Bank Ltd. (India), GDR, RegS	13,393	450,674
Banco Bilbao Vizcaya Argentaria SA (Spain)	88,132	643,965
Bank Central Asia Tbk PT (Indonesia)	433,200	415,040
Bank of America Corp.	66,538	1,119,835
Bank of the Ryukyus Ltd. (Japan)	8,400	118,253
Barclays PLC (United Kingdom)	106,713	343,487
Barclays PLC (United Kingdom), ADR	62,832	814,303
BNP Paribas SA (France)	12,134	686,513
Boston Private Financial Holdings, Inc.	7,825	88,735
CIT Group, Inc.	2,951	117,155
Citigroup, Inc.	54,739	2,832,743
Comerica, Inc.	5,478	229,145
Danske Bank A/S (Denmark)	24,229	650,120
DnB ASA (Norway)	38,017	468,416
East West Bancorp, Inc.	453	18,827
Erste Group Bank AG (Austria)*	12,282	384,307
Fifth Third Bancorp	22,025	442,703
First Internet Bancorp	3,220	92,382
First Niagara Financial Group, Inc.	8,262	89,643
First Republic Bank	1,514	100,015
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock), ADR	47,800	414,426
HDFC Bank Ltd. (India), ADR	11,555	711,788
ING Groep NV (Netherlands), CVA	60,328	816,244
Investors Bancorp, Inc.	7,971	99,159
JPMorgan Chase & Co.	58,427	3,857,935
Lloyds Banking Group PLC (United Kingdom)	1,431,312	1,540,094
National Bank of Canada (Canada)(a)	13,950	406,392
Preferred Bank	2,044	67,493
Royal Bank of Scotland Group PLC (United Kingdom)*	423,288	1,881,553
Sberbank of Russia (Russia), ADR	32,657	192,023
Shinhan Financial Group Co. Ltd. (South Korea)*	5,976	200,744
Signature Bank*	659	101,071
Standard Chartered PLC (United Kingdom)	73,014	605,812
SVB Financial Group*	181	21,521
Svenska Handelsbanken AB (Sweden) (Class A Stock)	99,685	1,323,965
TCF Financial Corp.	6,715	94,816
Toronto-Dominion Bank (The) (Canada)(a)	15,200	595,829
Turkiye Garanti Bankasi A/S (Turkey)	134,129	326,761
U.S. Bancorp	17,152	731,876
UniCredit SpA (Italy)	51,035	282,158
United Overseas Bank Ltd. (Singapore)	36,000	496,325

SEE NOTES TO FINANCIAL STATEMENTS.

A408

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Wells Fargo & Co.	23,217	$1,262,076

		26,279,362

Beverages — 0.8%
Anheuser-Busch InBev NV (Belgium)	2,472	307,635
Baron de Ley SA (Spain)*	654	78,892
Coca-Cola Co. (The)	17,017	731,050
Coca-Cola Enterprises, Inc.	9,684	476,840
Constellation Brands, Inc. (Class A Stock)	1,458	207,678
Diageo PLC (United Kingdom)	20,434	558,010
Molson Coors Brewing Co. (Class B Stock)	167	15,685
Monster Beverage Corp.*	317	47,220
PepsiCo, Inc.	15,700	1,568,744
SABMiller PLC (United Kingdom)	7,428	444,376

		4,436,130

Biotechnology — 2.3%
Abcam PLC (United Kingdom)	24,650	241,468
ACADIA Pharmaceuticals, Inc.*	2,422	86,344
Acceleron Pharma, Inc.*	1,100	53,636
Alexion Pharmaceuticals, Inc.*	8,816	1,681,652
Alkermes PLC*	2,236	177,494
Alnylam Pharmaceuticals, Inc.*	1,968	185,267
Amgen, Inc.	124	20,129
Baxalta, Inc.	20,988	819,162
Biogen, Inc.*	1,730	529,985
BioMarin Pharmaceutical, Inc.*	1,885	197,473
Bluebird Bio, Inc.*	1,110	71,284
Celgene Corp.*	12,569	1,505,263
Celldex Therapeutics, Inc.*	2,602	40,799
Cepheid, Inc.*	2,299	83,982
CSL Ltd. (Australia)	5,823	443,943
Gilead Sciences, Inc.	26,958	2,727,880
Grifols SA (Spain)	3,731	172,455
Grifols SA (Spain), ADR	16,920	548,208
Incyte Corp.*	4,556	494,098
Insmed, Inc.*	2,084	37,825
Intercept Pharmaceuticals, Inc.*	488	72,883
Ionis Pharmaceuticals, Inc.*	2,396	148,384
Medivation, Inc.*	1,628	78,698
Neurocrine Biosciences, Inc.*	592	33,489
Regeneron Pharmaceuticals, Inc.*	2,419	1,313,203
Seattle Genetics, Inc.*	2,443	109,642
T2 Biosystems, Inc.*	2,025	22,153
TESARO, Inc.*(a)	1,175	61,476
United Therapeutics Corp.*	755	118,241
Vertex Pharmaceuticals, Inc.*(a)	9,060	1,140,020

		13,216,536

Building Products — 0.3%
Assa Abloy AB (Sweden) (Class B Stock)	30,136	630,828
Fortune Brands Home & Security, Inc.(a)	1,972	109,446
Lindab International AB (Sweden)	11,193	82,757
Masco Corp.	7,454	210,948
NCI Building Systems, Inc.*	3,312	41,102
Nibe Industrier AB (Sweden) (Class B Stock)	3,361	112,907
Polypipe Group PLC (United Kingdom)	31,653	162,854
Sanwa Holdings Corp. (Japan)	23,800	188,234

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products (continued)
Volution Group PLC (United Kingdom)	60,921	$171,089

		1,710,165

Capital Markets — 2.9%
3i Group PLC (United Kingdom)	6,527	46,236
Ameriprise Financial, Inc.	11,229	1,194,990
Ashford, Inc.*	557	29,660
Avanza Bank Holding AB (Sweden)	4,274	185,620
Banca Generali SpA (Italy)	3,995	125,667
Bank of New York Mellon Corp. (The)	71,852	2,961,739
BlackRock, Inc.	1,900	646,988
BT Investment Management Ltd. (Australia)	19,172	178,303
Credit Suisse Group AG (Switzerland)*	56,661	1,220,589
E*Trade Financial Corp.*	9,567	283,566
GAM Holding AG (Switzerland)*	38,143	631,366
Gladstone Investment Corp.	448	3,436
Greenhill & Co., Inc.	48	1,373
Intermediate Capital Group PLC (United Kingdom)	14,611	134,693
Intertrust NV (Netherlands)*	4,008	88,247
Investec PLC (South Africa)	97,844	689,902
IP Group PLC (United Kingdom)*	33,910	102,480
Julius Baer Group Ltd. (Switzerland)*	10,130	490,061
Jupiter Fund Management PLC (United Kingdom)	34,770	231,077
Morgan Stanley	107,131	3,407,837
Northern Trust Corp.	6,000	432,540
NorthStar Asset Management Group, Inc.	4,296	52,153
Partners Group Holding AG (Switzerland)	723	260,015
Rathbone Brothers PLC (United Kingdom)	2,752	89,254
Raymond James Financial, Inc.	1,847	107,071
Saigon Securities, Inc. (Vietnam)*	83,456	82,296
SEI Investments Co.	1,953	102,337
State Street Corp.	21,623	1,434,902
TD Ameritrade Holding Corp.	33,803	1,173,302
Vostok New Ventures Ltd. (Sweden), SDR*	9,436	60,921
Waddell & Reed Financial, Inc. (Class A Stock)	3,281	94,033
Walter Investment Management Corp.*	1,768	25,141
WisdomTree Investments, Inc.	1,499	23,504

		16,591,299

Chemicals — 1.9%
Air Liquide SA (France)	3,356	376,769
Air Water, Inc. (Japan)	28,000	450,331
Airgas, Inc.	2,199	304,166
Ashland, Inc.	12,019	1,234,351
Calgon Carbon Corp.	5,159	88,993
Celanese Corp. (Class A Stock)	17,311	1,165,550
Chugoku Marine Paints Ltd. (Japan)	22,000	161,585
E.I. du Pont de Nemours & Co.	13,250	882,450
Ecolab, Inc.	6,117	699,662
Fufeng Group Ltd. (China)(g)	344,000	154,715
Incitec Pivot Ltd. (Australia)	132,409	378,349
JSR Corp. (Japan)	30,200	470,647
Koninklijke DSM NV (Netherlands)	12,132	608,368
Linde AG (Germany)	2,690	388,595
Monsanto Co.	1,000	98,520
Nihon Parkerizing Co. Ltd. (Japan)	18,300	186,465
Nippon Kayaku Co. Ltd. (Japan)	7,000	73,475

SEE NOTES TO FINANCIAL STATEMENTS.

A409

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Nippon Soda Co. Ltd. (Japan)	20,000	$119,006
Nissan Chemical Industries Ltd. (Japan)	5,900	133,937
PPG Industries, Inc.	40	3,953
Praxair, Inc.	2,360	241,664
RPM International, Inc.	18,318	807,091
Sherwin-Williams Co. (The)	2,178	565,409
Sumitomo Seika Chemicals Co. Ltd. (Japan)	21,000	127,769
Syngenta AG (Switzerland)	1,553	607,849
Taiyo Holdings Co. Ltd. (Japan)	2,400	92,191
Victrex PLC (United Kingdom)	11,356	301,056
WR Grace & Co.*	1,207	120,205

		10,843,121

Commercial Services & Supplies — 0.5%
ARC Document Solutions, Inc.*	12,202	53,933
Brambles Ltd. (Australia)	45,830	383,821
Civeo Corp.*	4,900	6,958
Clean Harbors, Inc.*	2,260	94,129
Downer EDI Ltd. (Australia)	147,626	384,022
Edenred (France)	5,613	106,103
Healthcare Services Group, Inc.	2,701	94,184
KAR Auction Services, Inc.	2,971	110,016
PayPoint PLC (United Kingdom)	13,280	180,407
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	2,216	53,428
Serco Group PLC (United Kingdom)*	110,391	153,616
Tyco International PLC	46,227	1,474,179

		3,094,796

Communications Equipment — 0.6%
Brocade Communications Systems, Inc.	9,548	87,651
Cisco Systems, Inc.	26,710	725,310
Juniper Networks, Inc.	40,686	1,122,934
Lumentum Holdings, Inc.*	2,877	63,352
Palo Alto Networks, Inc.*	1,621	285,523
QUALCOMM, Inc.	4,628	231,331
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	57,221	551,685
Viavi Solutions, Inc.*	9,487	57,776

		3,125,562

Construction & Engineering — 0.1%
Chicago Bridge & Iron Co. NV	930	36,261
CIMIC Group Ltd. (Australia)	22,647	397,268
Comfort Systems USA, Inc.	3,129	88,926
SPIE SA (France)*	5,171	95,316

		617,771

Construction Materials — 0.3%
Fletcher Building Ltd. (New Zealand)	75,605	378,891
James Hardie Industries PLC, CDI (Ireland)	27,017	340,628
LafargeHolcim Ltd. (Switzerland)*	6,665	333,749
Martin Marietta Materials, Inc.	3,043	415,613

		1,468,881

Consumer Finance — 0.4%
Ally Financial, Inc.*	4,400	82,016
American Express Co.	12,204	848,788
Credit Saison Co. Ltd. (Japan)	37,900	746,714
Credito Real SAB de CV (Mexico)*	31,496	79,569

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
Discover Financial Services	10,521	$564,136

		2,321,223

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	49,767	483,497
Huhtamaki OYJ (Finland)	3,163	114,778

		598,275

Distributors
LKQ Corp.*	4,395	130,224

Diversified Consumer Services — 0.1%
Apollo Education Group, Inc.*	3,720	28,532
Benesse Holdings, Inc. (Japan)	19,200	552,922
TAL Education Group (China), ADR*	3,700	171,939

		753,393

Diversified Financial Services — 0.4%
Banca Mediolanum SpA (Italy)	48,124	382,306
Bursa Malaysia Bhd (Malaysia)(g)	41,100	79,797
Intercontinental Exchange, Inc.	4,837	1,239,530
Japan Securities Finance Co. Ltd. (Japan)	29,600	150,891
McGraw Hill Financial, Inc.	3,477	342,763

		2,195,287

Diversified Telecommunication Services — 1.0%
Bezeq Israeli Telecommunication Corp. Ltd. (Israel)	123,011	270,792
Frontier Communications Corp.(a)	55,191	257,742
Iliad SA (France)	1,549	369,250
Nippon Telegraph & Telephone Corp. (Japan)	59,300	2,360,028
TDC A/S (Denmark)	48,347	240,722
Telecom Italia SpA (Italy)	658,846	676,195
Telefonica Deutschland Holding AG (Germany)	114,466	603,775
Telefonica SA (Spain)	75,644	839,193

		5,617,697

Electric Utilities — 1.2%
American Electric Power Co., Inc.	15,750	917,753
Edison International	24,671	1,460,770
EDP — Energias do Brasil SA (Brazil)	148,100	450,711
Endesa SA (Spain)	11,251	226,030
Entergy Corp.	5,213	356,361
Exelon Corp.	3,988	110,747
FirstEnergy Corp.	73,209	2,322,922
OGE Energy Corp.	4,158	109,314
SSE PLC (United Kingdom)	28,623	642,698
Xcel Energy, Inc.	2,933	105,324

		6,702,630

Electrical Equipment — 0.5%
Acuity Brands, Inc.	513	119,939
Generac Holdings, Inc.*	2,235	66,536
Kendrion NV (Netherlands)	3,552	93,551
Mabuchi Motor Co. Ltd. (Japan)	2,200	119,229
Mersen (France)	5,944	109,814
Mitsubishi Electric Corp. (Japan)	56,000	587,823
Nexans SA (France)*	4,164	151,965
Prysmian SpA (Italy)	19,087	417,037
Schneider Electric SE (France)	11,466	651,318

SEE NOTES TO FINANCIAL STATEMENTS.

A410

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
Sensata Technologies Holding NV*	8,741	$402,610
Ushio, Inc. (Japan)	8,500	117,214

		2,837,036

Electronic Equipment, Instruments & Components — 0.7%
Cognex Corp.	2,858	96,515
FEI Co.	1,260	100,535
Hexagon AB (Sweden) (Class B Stock)	20,029	740,929
Ingram Micro, Inc. (Class A Stock)	2,426	73,702
Keysight Technologies, Inc.*	25,020	708,817
Kyocera Corp. (Japan)	16,300	756,981
LRAD Corp.*	21,200	42,188
Nippon Ceramic Co. Ltd. (Japan)	6,400	101,315
Oxford Instruments PLC (United Kingdom)	14,101	158,951
Pure Technologies Ltd. (Canada)	3,300	11,138
Sunny Optical Technology Group Co. Ltd. (China)	48,000	109,476
TE Connectivity Ltd. (Switzerland)	9,453	610,758
Venture Corp. Ltd. (Singapore)	16,100	92,996
Zebra Technologies Corp. (Class A Stock)*	1,149	80,028

		3,684,329

Energy Equipment & Services — 0.1%
Nuverra Environmental Solutions, Inc.*	8,888	4,558
Oceaneering International, Inc.	2,249	84,382
Schlumberger Ltd.	2,775	193,556
Superior Energy Services, Inc.	3,804	51,240
Weatherford International PLC*	815	6,838

		340,574

Food & Staples Retailing — 1.0%
Booker Group PLC (United Kingdom)	23,337	62,284
Convenience Retail Asia Ltd. (Hong Kong)	106,000	47,597
Costco Wholesale Corp.	3,126	504,849
CP ALL PCL (Thailand)	190,200	207,457
CVS Health Corp.	12,050	1,178,129
Delhaize Group (Belgium)	8,701	846,843
FamilyMart Co. Ltd. (Japan)	8,100	376,933
GS Retail Co. Ltd. (South Korea)*	2,044	93,123
Koninklijke Ahold NV (Netherlands)	22,587	476,440
Kroger Co. (The)	126	5,271
Magnit PJSC (Russia), GDR, RegS	3,230	129,911
Majestic Wine PLC (United Kingdom)*	19,416	85,870
Rite Aid Corp.*	10,433	81,795
Sprouts Farmers Market, Inc.*	3,162	84,078
Walgreens Boots Alliance, Inc.(a)	16,404	1,396,883

		5,577,463

Food Products — 1.8%
Binggrae Co. Ltd. (South Korea)*(g)	1,151	66,911
Bunge Ltd.	16,193	1,105,658
Calbee, Inc. (Japan)	4,400	185,808
China Mengniu Dairy Co. Ltd. (China)	201,000	326,292
CJ CheilJedang Corp. (South Korea)*	346	110,670
ConAgra Foods, Inc.	14,356	605,249
Danone SA (France)	8,718	589,109
Edita Food Industries SAE (Egypt), GDR, 144A*	1,982	36,667
Edita Food Industries SAE (Egypt), GDR, RegS*	3,846	71,151
Flowers Foods, Inc.	4,775	102,615

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
General Mills, Inc.	8,570	$494,146
Grupo Lala SAB de CV (Mexico)	30,900	71,842
Ingredion, Inc.	12,105	1,160,143
Mayora Indah Tbk PT (Indonesia)(g)	59,900	132,532
McCormick & Co., Inc.	3,529	301,941
Mondelez International, Inc. (Class A Stock)	14,599	654,619
Nestle SA (Switzerland)	19,310	1,433,483
Tyson Foods, Inc. (Class A Stock)(a)	50,303	2,682,659

		10,131,495

Forest Products & Paper — 0.1%
International Paper Co.	11,834	446,142

Gas Utilities — 0.3%
Atmos Energy Corp.	11,130	701,635
Enagas SA (Spain)	16,321	460,384
Gas Natural SDG SA (Spain)	15,826	322,729
National Fuel Gas Co.	2,387	102,044
WGL Holdings, Inc.	1,400	88,186

		1,674,978

Health Care Equipment & Supplies — 1.9%
Align Technology, Inc.*	1,260	82,971
Ambu AS (Denmark) (Class B Stock)	8,293	252,582
Becton, Dickinson and Co.	15,469	2,383,618
BioMerieux (France)	716	85,437
Cochlear Ltd. (Australia)	2,039	141,102
Cooper Cos., Inc. (The)	865	116,083
DENTSPLY International, Inc.	14,186	863,218
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	40,836	248,250
GN Store Nord A/S (Denmark)	22,297	404,656
Hologic, Inc.*	2,211	85,544
IDEXX Laboratories, Inc.*	330	24,064
Insulet Corp.*	2,301	87,001
Intuitive Surgical, Inc.*	1,529	835,079
Livanova PLC (United Kingdom)*	980	58,183
Medtronic PLC	38,338	2,948,959
Nakanishi, Inc. (Japan)	2,900	113,029
Nikkiso Co. Ltd. (Japan)	14,000	110,691
OLYMPUS Corp. (Japan)	16,300	641,709
Osstem Implant Co. Ltd. (South Korea)*	2,010	137,660
ResMed, Inc.	2,268	121,769
Sirona Dental Systems, Inc.*(a)	839	91,929
Stryker Corp.	8,795	817,407
West Pharmaceutical Services, Inc.	1,540	92,739
Wright Medical Group NV (Netherlands)*(a)	4,036	97,590

		10,841,270

Health Care Providers & Services — 2.9%
Aetna, Inc.(a)	16,611	1,795,981
AmerisourceBergen Corp.	5,498	570,198
Anthem, Inc.	13,258	1,848,695
Cardinal Health, Inc.	4,358	389,039
Cigna Corp.	10,383	1,519,344
Fresenius Medical Care AG & Co. KGaA (Germany)	1,846	155,129
Fresenius SE & Co. KGaA (Germany)	9,789	697,296
Georgia Healthcare Group PLC (Georgia)*	29,329	67,017
Greencross Ltd. (Australia)	19,640	95,346
HCA Holdings, Inc.*	27,609	1,867,197

SEE NOTES TO FINANCIAL STATEMENTS.

A411

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Henry Schein, Inc.*	819	$129,558
Humana, Inc.	550	98,181
Integrated Diagnostics Holdings PLC (Egypt)*	13,639	67,445
McCarthy & Stone PLC (United Kingdom)*	32,970	123,456
McKesson Corp.	11,831	2,333,428
MEDNAX, Inc.*	1,646	117,952
Miraca Holdings, Inc. (Japan)	13,100	576,420
Molina Healthcare, Inc.*(a)	211	12,687
Odontoprev SA (Brazil)	18,100	43,234
Primary Health Care Ltd. (Australia)(a)	155,397	262,937
Select Medical Holdings Corp.	7,375	87,836
UnitedHealth Group, Inc.	26,672	3,137,694
Universal Health Services, Inc. (Class B Stock)	143	17,087
WellCare Health Plans, Inc.*	3,231	252,696

		16,265,853

Health Care Technology
athenahealth, Inc.*	543	87,407

Healthcare Equipment & Services
LivaNova PLC (United Kingdom)*	1,246	80,368

Hotels, Restaurants & Leisure — 1.8%
Ajisen China Holdings Ltd. (Hong Kong)(g)	55,000	24,314
Bloomin’ Brands, Inc.	5,547	93,689
Carnival Corp.	38,969	2,123,031
Chipotle Mexican Grill, Inc.*	253	121,402
Compass Group PLC (United Kingdom)	32,392	561,299
Denny’s Corp.*	9,015	88,617
Domino’s Pizza, Inc.	1,044	116,145
Hilton Worldwide Holdings, Inc.	64,154	1,372,896
Las Vegas Sands Corp.(a)	20,184	884,867
Marriott International, Inc. (Class A Stock)	7,990	535,650
McDonald’s Corp.	3,142	371,196
MGM Resorts International*	29,413	668,263
Norwegian Cruise Line Holdings Ltd.*	8,077	473,312
Paddy Power PLC (Ireland)	1,213	162,006
Penn National Gaming, Inc.*	5,654	90,577
Royal Caribbean Cruises Ltd.	3,698	374,275
Skylark Co. Ltd. (Japan)	10,100	130,503
Starbucks Corp.	21,890	1,314,057
William Hill PLC (United Kingdom)	126,490	738,212

		10,244,311

Household Durables — 0.3%
Cairn Homes PLC (Ireland)*	32,760	42,544
DFS Furniture PLC (United Kingdom)	33,063	162,018
Fujitsu General Ltd. (Japan)	9,000	114,467
Haier Electronics Group Co. Ltd. (Hong Kong)	65,000	131,203
Harman International Industries, Inc.	808	76,122
Jarden Corp.*(a)	2,586	147,712
Lennar Corp. (Class A Stock)	3,757	183,755
MDC Holdings, Inc.	3,454	88,181
Persimmon PLC (United Kingdom)*	8,717	260,059
Skyline Corp.*	9,688	34,683
Sony Corp. (Japan)	19,500	479,247
Tempur Sealy International, Inc.*	1,500	105,690

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
UCP, Inc. (Class A Stock)*	6,067	$43,682

		1,869,363

Household Products — 0.4%
Colgate-Palmolive Co.	3,749	249,758
LG Household & Health Care Ltd. (South Korea)*	719	638,460
Procter & Gamble Co. (The)	6,256	496,789
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	23,109	669,701

		2,054,708

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp. (The)	114,794	1,098,579

Industrial Conglomerates — 2.6%
Carlisle Cos., Inc.	207	18,359
CK Hutchison Holdings Ltd. (Hong Kong)	114,612	1,540,606
Danaher Corp.	46,890	4,355,143
DCC PLC (United Kingdom)	2,693	224,980
General Electric Co.	194,398	6,055,498
Jardine Matheson Holdings Ltd. (Hong Kong)	12,000	584,760
Koninklijke Philips NV (Netherlands)	9,091	232,042
Roper Technologies, Inc.	10,475	1,988,050

		14,999,438

Insurance — 3.6%
AIA Group Ltd. (Hong Kong)	398,000	2,378,083
AON PLC	8,954	825,648
Aviva PLC (United Kingdom)	247,139	1,875,914
Chubb Corp. (The)	7,666	1,016,818
CNA Financial Corp.	2,496	87,734
CNO Financial Group, Inc.	5,253	100,280
Direct Line Insurance Group PLC (United Kingdom)	163,126	977,801
Everest Re Group Ltd.	675	123,586
First American Financial Corp.(a)	2,876	103,248
FNF Group	6,914	239,708
Genworth Financial, Inc. (Class A Stock)*	70,705	263,730
Korean Reinsurance Co. (South Korea)*	9,691	116,521
Markel Corp.*	51	45,051
Marsh & McLennan Cos., Inc.	48,054	2,664,594
MetLife, Inc.	51,865	2,500,412
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	1,004	200,035
Old Republic International Corp.	4,804	89,498
QBE Insurance Group Ltd. (Australia)	33,865	308,008
RSA Insurance Group PLC (United Kingdom)	120,579	756,800
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	1,345	351,591
Sony Financial Holdings, Inc. (Japan)	4,700	84,070
Standard Life PLC (United Kingdom)	52,273	299,344
Symetra Financial Corp.	2,956	93,912
Tokio Marine Holdings, Inc. (Japan)	35,100	1,355,724
Willis Group Holdings PLC*	2,704	131,333
XL Group PLC (Ireland)	57,822	2,265,466
Zurich Insurance Group AG (Switzerland)*	4,634	1,190,475

		20,445,384

SEE NOTES TO FINANCIAL STATEMENTS.

A412

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail — 2.5%
Amazon.com, Inc.*	10,914	$7,376,663
Ctrip.com International Ltd. (China), ADR*(a)	17,593	815,084
Groupon, Inc.*	713	2,189
Interpark Corp. (South Korea)*	6,213	120,340
JD.com, Inc. (China), ADR*	9,757	314,810
Netflix, Inc.*	11,748	1,343,736
Priceline Group, Inc. (The)*	2,826	3,603,009
Start Today Co. Ltd. (Japan)	9,600	309,036
Takkt AG (Germany)	4,894	98,101
Vipshop Holdings Ltd. (China), ADR*	15,200	232,104
Yoox SpA (Italy)*	2,910	108,401

		14,323,473

Internet Software & Services — 3.3%
58.com, Inc. (China), ADR*	2,576	169,913
Addcn Technology Co. Ltd. (Taiwan)	7,500	60,802
AfreecaTV Co. Ltd. (South Korea)*	5,375	126,814
Akamai Technologies, Inc.*	2,779	146,259
Alibaba Group Holding Ltd. (China), ADR*(a)	14,300	1,162,161
Alphabet, Inc. (Class A Stock)*	1,845	1,435,428
Alphabet, Inc. (Class C Stock)*	5,184	3,934,034
Auto Trader Group PLC (United Kingdom)*	22,744	148,289
Autohome, Inc. (China), ADR*	3,650	127,458
Baidu, Inc. (China), ADR*	6,691	1,264,867
Cornerstone OnDemand, Inc.*	74	2,555
CoStar Group, Inc.*	538	111,199
Demandware, Inc.*(a)	988	53,322
Ebiquity PLC (United Kingdom)(g)	34,639	71,236
Facebook, Inc. (Class A Stock)*	27,826	2,912,269
Gogo, Inc.*	3,210	57,138
IAC/InterActiveCorp.	1,078	64,734
Just Eat PLC (United Kingdom)*	23,673	171,890
Kakaku.com, Inc. (Japan)	5,300	104,249
LinkedIn Corp. (Class A Stock)*	3,349	753,793
Mail.Ru Group Ltd. (Russia), GDR, RegS*	5,446	122,807
MercadoLibre, Inc. (Argentina)	2,197	251,205
MYOB Group Ltd. (Australia)*	32,730	77,379
NAVER Corp. (South Korea)	703	392,020
Net Element, Inc.*	1,254	234
Pandora Media, Inc.*	7,101	95,224
PChome Online, Inc. (Taiwan)	8,993	89,399
Rackspace Hosting, Inc.*(a)	1,387	35,119
RetailMeNot, Inc.*	3,014	29,899
Scout24 AG (Germany)*	6,822	241,850
SINA Corp. (China)*	2,700	133,380
Tencent Holdings Ltd. (China)	115,300	2,257,572
Twitter, Inc.*(a)	13,417	310,469
VeriSign, Inc.*(a)	5,506	481,004
Yahoo! Japan Corp. (Japan)	130,700	531,283
Yahoo!, Inc.*	14,376	478,146
Zillow Group, Inc. (Class A Stock)*(a)	1,620	42,185
Zillow Group, Inc. (Class C Stock)*	320	7,514

		18,455,099

IT Services — 2.5%
Accenture PLC (Class A Stock)	9,735	1,017,307
Altran Technologies SA (France)	10,060	134,735

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Amadeus IT Holding SA (Spain) (Class A Stock)	18,630	$821,115
Atos SE (France)	5,839	490,201
Automatic Data Processing, Inc.	10,014	848,386
Black Knight Financial Services, Inc. (Class A Stock)*	4,830	159,680
Cognizant Technology Solutions Corp. (Class A Stock)*	1,531	91,891
CSG Systems International, Inc.	2,442	87,863
Fidelity National Information Services, Inc.	6,979	422,927
First Data Corp. (Class A Stock)*	2,427	38,881
Fiserv, Inc.*	9,756	892,284
FleetCor Technologies, Inc.*	984	140,643
Gartner, Inc.*	199	18,049
Indra Sistemas SA (Spain)*	18,979	178,084
Infosys Ltd. (India), ADR	20,886	349,841
Jack Henry & Associates, Inc.	1,281	99,995
Luxoft Holding, Inc.*	2,359	181,950
MasterCard, Inc. (Class A Stock)	21,928	2,134,910
Optimal Payments PLC (Isle of Man)*	32,057	174,437
PayPal Holdings, Inc.*	2,455	88,871
Travelsky Technology Ltd. (China) (Class H Stock)	114,000	186,652
VeriFone Systems, Inc.*	1,787	50,072
Visa, Inc. (Class A Stock)	58,325	4,523,104
WEX, Inc.*	1,130	99,892
Wirecard AG (Germany)(a)	11,777	588,677
Xchanging PLC (United Kingdom)	61,158	174,008

		13,994,455

Leisure Products — 0.3%
Brunswick Corp.	2,155	108,849
Dometic Group AB (Sweden)*	11,902	76,560
Mattel, Inc.(a)	51,454	1,398,005
Polaris Industries, Inc.	1,244	106,922
Rapala VMC OYJ (Finland)	4,996	25,766
Thule Group AB (The) (Sweden)	8,791	119,768

		1,835,870

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	41,184	1,721,903
Bio-Techne Corp.	1,103	99,270
Charles River Laboratories International, Inc.*	1,240	99,684
Eurofins Scientific (Luxembourg)	853	297,545
Illumina, Inc.*	365	70,060
Mettler-Toledo International, Inc.*	350	118,695
Tecan Group AG (Switzerland)	1,213	196,490
Thermo Fisher Scientific, Inc.	26,109	3,703,562

		6,307,209

Machinery — 1.1%
Aalberts Industries NV (Netherlands)	3,985	137,307
Colfax Corp.*	1,699	39,672
Douglas Dynamics, Inc.	4,025	84,807
FANUC Corp. (Japan)	2,000	344,580
Flowserve Corp.	8,178	344,130
Fujitec Co. Ltd. (Japan)	17,700	181,189
GEA Group AG (Germany)	15,887	641,852
Graco, Inc.	1,431	103,132

SEE NOTES TO FINANCIAL STATEMENTS.

A413

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Illinois Tool Works, Inc.	7,638	$707,890
Lincoln Electric Holdings, Inc.	1,955	101,445
Manitowoc Co., Inc. (The)(a)	110	1,689
METAWATER Co. Ltd. (Japan)	8,300	203,371
Middleby Corp. (The)*	1,065	114,882
Miura Co. Ltd. (Japan)	6,500	92,003
Nabtesco Corp. (Japan)	4,800	97,513
NORMA Group SE (Germany)	4,978	275,143
Obara Group, Inc. (Japan)	4,400	160,099
Oshkosh Corp.(a)	1,334	52,079
Pentair PLC (United Kingdom)(a)	13,619	674,549
SFS Group AG (Switzerland)*	1,663	116,224
Snap-on, Inc.	556	95,315
Spirax-Sarco Engineering PLC (United Kingdom)	2,117	102,385
Stabilus SA (Luxembourg)*	4,317	180,462
Stanley Black & Decker, Inc.	1,744	186,137
Sulzer AG (Switzerland)	5,604	526,740
Trinity Industries, Inc.	1,400	33,628
Vesuvius PLC (United Kingdom)	18,899	93,060
Volvo AB (Sweden) (Class B Stock)	28,977	268,691
WABCO Holdings, Inc.*	1,095	111,975
Wabtec Corp.	4,246	301,976

		6,373,925

Marine
Kirby Corp.*	1,856	97,663

Media — 2.0%
AH Belo Corp. (Class A Stock)	14,967	74,835
Aimia, Inc. (Canada)	30,500	207,418
Altice NV (Netherlands) (Class A Stock)*	26,543	381,353
Altice NV (Netherlands) (Class B Stock)*	4,137	60,299
Astro Malaysia Holdings Bhd (Malaysia)	440,300	282,191
BEC World PCL (Thailand)	120,300	101,963
Charter Communications, Inc. (Class A Stock)*(a)	205	37,535
Comcast Corp. (Class A Stock)	22,045	1,243,999
CTS Eventim AG & Co KGaA (Germany)	4,301	170,533
Daiichikosho Co. Ltd. (Japan)	3,400	134,915
DISH Network Corp. (Class A Stock)*	583	33,336
Havas SA (France)	9,709	81,694
Huntsworth PLC (United Kingdom)	61,950	36,074
Kadokawa Dwango (Japan)*	6,400	96,122
Liberty Global PLC (United Kingdom) (Class A Stock)*	11,127	471,340
Liberty Global PLC (United Kingdom) (Class C Stock)*	23,061	940,197
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*(a)	5,796	249,228
Liberty Media Corp. (Class A Stock)*	2,656	104,248
Liberty Media Corp. (Class C Stock)*	2,242	85,375
Major Cineplex Group PCL (Thailand)	178,600	174,952
Multiplus SA (Brazil)	28,250	266,630
Omnicom Group, Inc.	10,559	798,894
Sirius XM Holdings, Inc.*	18,064	73,520
Sky PLC (United Kingdom)	74,242	1,217,038
Surya Citra Media Tbk PT (Indonesia)	355,700	79,316
Tele Columbus AG (Germany)*	15,470	157,634
Time Warner, Inc.	5,144	332,662

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Twenty-First Century Fox, Inc. (Class A Stock)	18,272	$496,268
Walt Disney Co. (The)	16,294	1,712,174
WPP PLC (United Kingdom)	58,019	1,334,548

		11,436,291

Metals & Mining — 0.2%
MMC Norilsk Nickel PJSC (Russia), ADR	39,635	501,977
Reliance Steel & Aluminum Co.	1,815	105,107
Royal Gold, Inc.	1,174	42,816
Sims Metal Management Ltd.	31,776	167,643
South32 Ltd. (Australia)*	261,164	200,626
UACJ Corp. (Japan)	56,000	130,841
United States Steel Corp.	1,810	14,444

		1,163,454

Multiline Retail — 0.3%
Burlington Stores, Inc.*	2,322	99,614
Dollar General Corp.(a)	7,480	537,588
Lojas Renner SA (Brazil)	57,200	247,234
Marks & Spencer Group PLC (United Kingdom)	107,500	715,760
Seria Co. Ltd. (Japan)	3,000	145,323

		1,745,519

Multi-Utilities — 0.6%
Black Hills Corp.	2,095	97,271
CenterPoint Energy, Inc.	32,174	590,715
DTE Energy Co.	2,461	197,348
National Grid PLC (United Kingdom)	28,699	395,807
PG&E Corp.	32,010	1,702,612
Sempra Energy	942	88,557
WEC Energy Group, Inc.	4,090	209,858

		3,282,168

Oil, Gas & Consumable Fuels — 1.7%
Alon USA Energy, Inc.	2,304	34,191
Apache Corp.	12,813	569,794
BG Group PLC (United Kingdom)	1,204	17,453
Canadian Natural Resources Ltd. (Canada), (NYSE)	19,326	421,887
Canadian Natural Resources Ltd. (Canada), (TSX)	24,100	526,344
Cheniere Energy, Inc.*	390	14,527
Chevron Corp.	11,154	1,003,414
Cimarex Energy Co.	1,310	117,088
Concho Resources, Inc.*	1,780	165,291
ConocoPhillips	7,348	343,078
Diamondback Energy, Inc.*(a)	1,627	108,846
Energen Corp.	2,386	97,802
EQT Corp.	4,725	246,314
Exxon Mobil Corp.	21,395	1,667,740
Gulfport Energy Corp.*	1,756	43,145
Hollyfrontier Corp.	554	22,099
INPEX Corp. (Japan)	33,400	325,614
Kosmos Energy LLC*	4,566	23,743
Oasis Petroleum, Inc.*(a)	2,066	15,226
Occidental Petroleum Corp.	17,844	1,206,433
Phillips 66	534	43,681
Pioneer Natural Resources Co.	423	53,036
Renewable Energy Group, Inc.*	3,871	35,962

SEE NOTES TO FINANCIAL STATEMENTS.

A414

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	935	$42,814
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	20,984	478,248
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	20,414	939,861
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	4,030	39,260
SM Energy Co.(a)	1,361	26,757
Spectra Energy Corp.(a)	26,154	626,127
Syntroleum Corp.*(g)	2,999	—
Total SA (France), ADR	3,242	145,728
W&T Offshore, Inc.*(a)	8,538	19,723
Woodside Petroleum Ltd. (Australia)	11,534	240,298

		9,661,524

Packaging & Containers
Packaging Corp. of America	1,802	113,616

Paper & Forest Products — 0.1%
TFS Corp. Ltd. (Australia)	96,006	110,122
West Fraser Timber Co. Ltd. (Canada)(a)	14,980	568,692

		678,814

Personal Products
Estee Lauder Cos., Inc. (The) (Class A Stock)	988	87,003
Nu Skin Enterprises, Inc. (Class A Stock)(a)	1,327	50,280

		137,283

Pharmaceuticals — 4.7%
AbbVie, Inc.	1,153	68,304
Allergan PLC*	10,753	3,360,313
Aspen Pharmacare Holdings Ltd. (South Africa)*	12,202	243,609
Astellas Pharma, Inc. (Japan)	53,900	767,308
Bayer AG (Germany)	4,386	547,772
Bristol-Myers Squibb Co.	9,175	631,148
Chugai Pharmaceutical Co. Ltd. (Japan)(a)	4,300	149,883
CSPC Pharmaceutical Group Ltd. (China)	128,000	130,497
Daiichi Sankyo Co. Ltd. (Japan)	34,700	716,198
Eli Lilly & Co.	5,871	494,690
GlaxoSmithKline PLC (United Kingdom), ADR(a)	20,378	822,252
Johnson & Johnson	7,275	747,288
Laboratorios Farmaceuticos Rovi SA (Spain)	8,479	133,059
Mallinckrodt PLC*	9,723	725,627
Merck & Co., Inc.	16,809	887,851
Mylan NV*	22,676	1,226,091
Novartis AG (Switzerland)	26,364	2,267,812
Otsuka Holdings Co. Ltd. (Japan)	10,800	383,712
Pacira Pharmaceuticals, Inc.*(a)	2,787	214,014
Perrigo Co. PLC	2,759	399,227
Pfizer, Inc.	169,463	5,470,266
Roche Holding AG (Switzerland)	7,684	2,129,301
Shire PLC (Ireland)	9,619	659,938
Shire PLC (Ireland), ADR	302	61,910
Sino Biopharmaceutical Ltd. (Hong Kong)	170,000	153,700
Supernus Pharmaceuticals, Inc.*	4,750	63,840

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. (Israel), ADR	15,340	$1,006,918
Theravance Biopharma, Inc. (Cayman Islands)*	1,390	22,782
Theravance, Inc.	2,734	28,816
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	75,000	122,699
Valeant Pharmaceuticals International, Inc., (NYSE)*(a)	9,457	961,304
Valeant Pharmaceuticals International, Inc., (TSX)*	2,894	293,980
Zoetis, Inc.	13,696	656,312

		26,548,421

Professional Services — 0.8%
Capita PLC (United Kingdom)	57,338	1,020,193
CBIZ, Inc.*	8,551	84,313
DKSH Holding AG (Switzerland)*	2,687	168,998
DLH Holdings Corp.*	8,930	37,417
Equifax, Inc.	7,406	824,806
Exova Group PLC (United Kingdom)	52,015	110,586
Experian PLC (Ireland)	77,903	1,376,898
Hays PLC (United Kingdom)	68,297	146,679
IHS, Inc. (Class A Stock)*	1,674	198,252
ManpowerGroup, Inc.	1,361	114,719
SAI Global Ltd. (Australia)	20,809	63,115
Temp Holdings Co. Ltd. (Japan)	10,800	167,407
Towers Watson & Co. (Class A Stock)	930	119,468
Veda Group Ltd. (Australia)	49,232	99,942
Verisk Analytics, Inc.*	411	31,598
YouGov PLC (United Kingdom)(g)	60,047	128,799

		4,693,190

Real Estate
SouFun Holdings Ltd. (China), ADR	15,300	113,067

Real Estate Investment Trusts (REITs) — 5.0%
Acadia Realty Trust	12,191	404,132
Alexandria Real Estate Equities, Inc.	2,694	243,430
American Campus Communities, Inc.	6,324	261,434
American Capital Agency Corp.	6,510	112,883
American Capital Mortgage Investment Corp.	5,984	83,537
American Residential Properties, Inc.	4,648	87,847
American Tower Corp.	19,620	1,902,159
Annaly Capital Management, Inc.	13,431	125,983
Apollo Commercial Real Estate Finance, Inc.(a)	4,055	69,868
Ashford Hospitality Prime, Inc.	5,818	84,361
Ashford Hospitality Trust, Inc.	440	2,776
AvalonBay Communities, Inc.	6,497	1,196,293
Axiare Patrimonio SOCIMI SA (Spain)	19,665	282,098
Boston Properties, Inc.	5,042	643,057
Camden Property Trust	7,144	548,373
Cherry Hill Mortgage Investment Corp.	6,200	80,600
Concentradora Fibra Danhos SA de CV (Mexico)	27,000	55,772
Crown Castle International Corp.	13,055	1,128,605
CYS Investments, Inc.	12,259	87,407
DCT Industrial Trust, Inc.	11,356	424,374
Digital Realty Trust, Inc.	4,987	377,117

SEE NOTES TO FINANCIAL STATEMENTS.

A415

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Douglas Emmett, Inc.	20,098	$626,656
EastGroup Properties, Inc.	3,634	202,087
Education Realty Trust, Inc.	2,161	81,859
Ellington Residential Mortgage REIT	6,622	81,782
Equity Residential	12,876	1,050,553
Essex Property Trust, Inc.	3,917	937,769
Extra Space Storage, Inc.	60	5,293
Federal Realty Investment Trust	6,459	943,660
Fibra Uno Administracion SA de CV (Mexico)	117,300	258,564
First Potomac Realty Trust	7,697	87,746
Gecina SA (France)	5,398	656,246
General Growth Properties, Inc.	55,219	1,502,509
Healthcare Realty Trust, Inc.	15,086	427,236
Highwoods Properties, Inc.	8,957	390,525
Hoshino Resorts REIT, Inc. (Japan)	13	134,878
Host Hotels & Resorts, Inc.	22,572	346,254
Independence Realty Trust, Inc.	551	4,138
Investors Real Estate Trust	12,507	86,924
Invincible Investment Corp. (Japan)	277	160,883
Iron Mountain, Inc.	9,332	252,057
Kilroy Realty Corp.	7,006	443,340
Kimco Realty Corp.	20,874	552,326
Macerich Co. (The)	9,254	746,705
NorthStar Realty Europe Corp.	7,592	89,662
NorthStar Realty Finance Corp.	1,778	30,279
Paramount Group, Inc.	600	10,860
Pebblebrook Hotel Trust	7,950	222,759
Plum Creek Timber Co., Inc.	5,053	241,129
Post Properties, Inc.	444	26,267
Power REIT*	392	1,713
ProLogis, Inc.	19,545	838,871
PS Business Parks, Inc.	3,488	304,956
Public Storage	4,122	1,021,019
Ramco-Gershenson Properties Trust	5,407	89,810
Rayonier, Inc.	4,330	96,126
Redwood Trust, Inc.(a)	6,515	85,998
Regency Centers Corp.	11,048	752,590
RLJ Lodging Trust	13,634	294,903
RMR Group, Inc. (The) (Class A Stock)*	1,874	27,004
Select Income REIT	4,597	91,113
Simon Property Group, Inc.	9,714	1,888,790
SL Green Realty Corp.	6,470	730,981
STAG Industrial, Inc.	4,778	88,154
Sunstone Hotel Investors, Inc.	13,200	164,868
Taubman Centers, Inc.	3,926	301,203
Terreno Realty Corp.	8,864	200,504
Urban Edge Properties	14,184	332,615
VEREIT, Inc.	1,579	12,506
Vornado Realty Trust	6,318	631,547
Weingarten Realty Investors	12,376	427,962
Weyerhaeuser Co.	31,338	939,513
ZAIS Financial Corp.	5,508	83,061

		28,208,859

Real Estate Management & Development — 0.6%
Alexander & Baldwin, Inc.	3,220	113,698
BR Malls Participacoes SA (Brazil)	12,300	34,510
Brasil Brokers Participacoes SA (Brazil)*	62,900	20,828

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Cheung Kong Property Holdings Ltd. (Hong Kong)	107,112	$692,906
China Overseas Land & Investment Ltd. (China)	192,000	668,422
Hongkong Land Holdings Ltd. (Hong Kong)	48,600	340,200
Iguatemi Empresa de Shopping Centers SA (Brazil)	6,900	32,980
Jones Lang LaSalle, Inc.	756	120,854
Kerry Properties Ltd. (Hong Kong)	59,500	161,921
PSP Swiss Property AG (Switzerland)*	4,730	414,773
Realogy Holdings Corp.*	3,004	110,157
Soho China Ltd. (China)	198,500	95,790
Sun Hung Kai Properties Ltd. (Hong Kong)	39,250	471,769
Tokyo Tatemono Co. Ltd. (Japan)(a)	6,500	70,745

		3,349,553

Road & Rail — 0.5%
Canadian Pacific Railway Ltd. (Canada) (NYSE)	6,211	792,524
Canadian Pacific Railway Ltd. (Canada) (TSX)(a)	4,086	521,875
ComfortDelGro Corp. Ltd. (Singapore)	229,400	491,208
Hertz Global Holdings, Inc.*	4,039	57,475
J.B. Hunt Transport Services, Inc.	1,611	118,183
Kansas City Southern	1,479	110,437
Norfolk Southern Corp.	1,247	105,484
Old Dominion Freight Line, Inc.*	266	15,713
Union Pacific Corp.	4,058	317,336
Werner Enterprises, Inc.	3,864	90,379

		2,620,614

Semiconductors & Semiconductor Equipment — 1.4%
Advanced Micro Devices, Inc.*	22,009	63,166
Amkor Technology, Inc.*	633	3,849
Applied Materials, Inc.(a)	10,691	199,601
ARM Holdings PLC (United Kingdom)	31,674	482,779
ASML Holding NV (Netherlands)	6,307	560,389
Atmel Corp.	11,330	97,551
Avago Technologies Ltd. (Singapore)	73	10,596
Cree, Inc.*(a)	2,274	60,648
Cypress Semiconductor Corp.*(a)	9,229	90,536
Eo Technics Co. Ltd. (South Korea)*	1,302	136,958
IQE PLC (United Kingdom)*	422,380	108,968
LEENO Industrial, Inc. (South Korea)	1,625	64,646
Microchip Technology, Inc.(a)	5,534	257,552
Micron Technology, Inc.*(a)	57,991	821,153
NXP Semiconductors NV (Netherlands)*	9,282	782,009
OmniVision Technologies, Inc.*	2,480	71,970
SK Hynix, Inc. (South Korea)	10,913	281,915
STR Holdings, Inc.	5,407	1,975
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	350,000	1,509,984
Texas Instruments, Inc.	34,962	1,916,267
Xilinx, Inc.	6,693	314,370

		7,836,882

Software — 2.1%
ANSYS, Inc.*	1,298	120,065
Aspen Technology, Inc.*	268	10,120
Autodesk, Inc.*	1,879	114,487

SEE NOTES TO FINANCIAL STATEMENTS.

A416

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
CA, Inc.	40,098	$1,145,199
CDK Global, Inc.	2,530	120,099
Computer Modelling Group Ltd. (Canada)	4,792	31,099
Descartes Systems Group, Inc. (The) (Canada)*	4,600	92,552
Electronic Arts, Inc.*	2,568	176,473
Finjan Holdings, Inc.*	14,150	16,273
Guidewire Software, Inc.*	1,671	100,527
Manhattan Associates, Inc.*	1,393	92,175
Microsoft Corp.	120,842	6,704,314
Mobileye NV (Israel)*(a)	2,011	85,025
NetSuite, Inc.*(a)	225	19,039
Nuance Communications, Inc.*	4,645	92,389
Playtech PLC (United Kingdom)	22,638	277,156
PTC, Inc.*	2,973	102,955
Red Hat, Inc.*	4,175	345,732
salesforce.com, Inc.*	13,404	1,050,874
ServiceNow, Inc.*	8,045	696,375
Synopsys, Inc.*	2,621	119,544
Totvs SA (Brazil)	3,758	29,475
WANdisco PLC (United Kingdom)*	11,833	14,923
Workday, Inc. (Class A Stock)*	3,029	241,351
Zynga, Inc. (Class A Stock)*	24,016	64,363

		11,862,584

Specialty Retail — 1.7%
Aeropostale, Inc.*(a)	9,190	2,573
AutoZone, Inc.*	435	322,731
Byggmax Group AB (Sweden)	10,650	109,447
CarMax, Inc.*(a)	6,107	329,595
Dick’s Sporting Goods, Inc.(a)	2,188	77,346
Dufry AG (Switzerland)*	1,327	157,889
Foot Locker, Inc.(a)	1,988	129,399
Francesca’s Holdings Corp.*	1,659	28,883
GNC Holdings, Inc. (Class A Stock)	1,494	46,344
Hikari Tsushin, Inc. (Japan)	6,200	422,219
Home Depot, Inc. (The)	13,566	1,794,103
Jin Co. Ltd. (Japan)	1,100	40,573
L Brands, Inc.	8,056	771,926
Lowe’s Cos., Inc.	27,031	2,055,437
Office Depot, Inc.*	7,642	43,101
O’Reilly Automotive, Inc.*	2,446	619,865
Pets At Home Group PLC (United Kingdom)	33,674	136,885
Restoration Hardware Holdings, Inc.*	1,242	98,677
Ross Stores, Inc.	23,908	1,286,489
Tractor Supply Co.(a)	8,442	721,791
Ulta Salon Cosmetics & Fragrance, Inc.*	693	128,205
VT Holdings Co. Ltd. (Japan)	24,500	145,730
XXL ASA (Norway)	16,455	189,615
Yellow Hat Ltd. (Japan)	4,600	94,367

		9,753,190

Technology Hardware, Storage & Peripherals — 0.5%
3D Systems Corp.*	126	1,095
Apple, Inc.	21,568	2,270,248
NCR Corp.*	3,504	85,708
Western Digital Corp.(a)	4,395	263,920
Xaar PLC (United Kingdom)	13,025	80,647

		2,701,618

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 0.7%
Burberry Group PLC (United Kingdom)	34,295	$603,391
Cie Financiere Richemont SA (Switzerland)	6,355	454,846
Descente Ltd. (Japan)	200	2,536
Hanesbrands, Inc.	13,850	407,605
Kate Spade & Co.*	6,603	117,335
Luthai Textile Co. Ltd. (China) (Class B Stock)	123,702	171,301
Moncler SpA (Italy)	23,848	331,868
NIKE, Inc. (Class B Stock)	18,728	1,170,500
Pacific Textile Holdings Ltd. (Hong Kong)	135,000	207,921
PVH Corp.	123	9,059
Samsonite International SA	141,600	425,711
Ted Baker PLC (United Kingdom)	4,663	205,402
Tumi Holdings, Inc.*	3,701	61,548
VF Corp.	455	28,324

		4,197,347

Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	7,596	123,967
Ocwen Financial Corp.*	2,918	20,338
Radian Group, Inc.	7,180	96,140
Severn Bancorp, Inc.*	726	4,189
Waterstone Financial, Inc.	5,460	76,986

		321,620

Tobacco — 1.2%
Imperial Tobacco Group PLC (United Kingdom)	11,918	629,485
Japan Tobacco, Inc. (Japan)	50,700	1,861,388
KT&G Corp. (South Korea)	8,128	722,296
Philip Morris International, Inc.	38,318	3,368,535

		6,581,704

Trading Companies & Distributors — 0.5%
AeroCentury Corp.*	3,270	41,431
Brenntag AG (Germany)	10,545	549,479
Huttig Building Products, Inc.*	13,750	52,250
IMCD Group NV (Netherlands)	4,132	152,779
Indutrade AB (Sweden)	1,589	90,121
Rexel SA (France)	28,921	385,107
Sumitomo Corp. (Japan)	159,200	1,623,097

		2,894,264

Transportation Infrastructure — 0.1%
DP World Ltd. (United Arab Emirates)	29,559	600,048

Water Utilities
American States Water Co.	1,925	80,754
American Water Works Co., Inc.	390	23,303
California Water Service Group	3,770	87,728

		191,785

Wireless Telecommunication Services — 0.7%
Sarana Menara Nusantara Tbk PT (Indonesia)*(g)	1,109,300	381,476
SBA Communications Corp. (Class A Stock)*	1,444	151,721
SoftBank Group Corp. (Japan)	19,300	974,079
Tim Participacoes SA (Brazil), ADR	32,545	275,982
T-Mobile US, Inc.*	16,127	630,888
Vodafone Group PLC (United Kingdom)	189,433	614,291

SEE NOTES TO FINANCIAL STATEMENTS.

A417

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Vodafone Group PLC (United Kingdom), ADR	31,796	$1,025,739

		4,054,176

TOTAL COMMON STOCKS (cost $421,012,332)		429,473,360

PREFERRED STOCKS — 0.1%
Banks — 0.1%
Itau Unibanco Holding SA (Brazil) (PRFC),	54,022	359,532

Biotechnology
Grifols SA (Spain) (PRFC B),	328	10,629

Health Care Equipment & Supplies
Sartorius AG (Germany) (PRFC),	613	160,183

TOTAL PREFERRED STOCKS (cost $634,998)		530,344

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.5%
Non-Residential Mortgage-Backed Securities
American Express Credit Account Master Trust,
Series 2014-3, Class A
1.490%	04/15/20	100	100,035
AmeriCredit Automobile Receivables Trust,
Series 2014-2, Class B
1.600%	07/08/19	15	14,938
Arbys Funding LLC,
Series 2015-1A, Class A2, 144A
4.970%	10/30/45	200	198,797
Ascentium Equipment Receivables LLC,
Series 2015-1A, Class A3, 144A
1.610%	10/13/20	38	37,810
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A
2.200%	12/15/22	100	99,611
Capital Auto Receivables Asset Trust,
Series 2014-2, Class A4
1.620%	10/22/18	15	14,976
CNH Equipment Trust,
Series 2014-A, Class A3
0.840%	05/15/19	13	13,430
Series 2014-B, Class A4
1.610%	05/17/21	30	29,809
DB Master Finance LLC,
Series 2015-1A, Class A2II, 144A
3.980%	02/20/45	189	187,998
Diamond Resorts Owner Trust,
Series 2014-1, Class A, 144A
2.540%	05/20/27	67	66,883
Discover Card Execution Note Trust,
Series 2014-A5, Class A
1.390%	04/15/20	220	219,433
Enterprise Fleet Financing LLC,
Series 2015-1, Class A3, 144A
1.740%	09/20/20	200	198,910
Exeter Automobile Receivables Trust,
Series 2014-2A, Class A, 144A
1.060%	08/15/18	2	2,276

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Auto Lease Trust,
Series 2014-A, Class A4
0.900%	06/15/17	$15	14,977
Series 2014-B, Class A4
1.100%	11/15/17	20	19,939
Ford Credit Floorplan Master Owner Trust A,
Series 2014-1, Class A1
1.200%	02/15/19	15	14,945
Series 2014-4, Class A1
1.400%	08/15/19	100	99,549
John Deere Owner Trust,
Series 2014-A, Class A3
0.920%	04/16/18	19	18,875
Series 2014-B, Class A3
1.070%	11/15/18	100	99,534
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 144A
1.540%	03/15/19	225	223,561
MVW Owner Trust,
Series 2014-1A, Class A, 144A
2.250%	10/20/24	74	73,049
SBA Tower Trust,
Series 2014 1A, Class C, 144A
2.898%	10/15/44	160	156,353
Sierra Receivables Funding Co. LLC,
Series 2014-2A, Class A, 144A
2.050%	06/20/31	46	45,858
Sierra Timeshare Receivables Funding LLC,
Series 2014-3A, Class A, 144A
2.300%	10/20/31	53	53,318
SMART Trust (Australia),
Series 2014-1US, Class A3A
0.950%	02/14/18	12	12,200
SMB Private Education Loan Trust,
Series 2015-A, Class A2A, 144A
2.490%	06/15/27	100	97,246
Synchrony Credit Card Master Note Trust,
Series 2014-1, Class A
1.610%	11/15/20	145	144,537
Series 2015-2, Class A
1.600%	04/15/21	200	198,573
Volkswagen Auto Loan Enhanced Trust,
Series 2014-1, Class A4
1.450%	09/21/20	40	39,362
Wendys Funding LLC,
Series 2015-1A, Class A2II, 144A
4.080%	06/15/45	150	148,392

TOTAL ASSET-BACKED SECURITIES (cost $2,663,500)			2,645,174

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-T24, Class A4
5.537%	10/12/41	44	44,230
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A1
1.199%	03/10/47	11	10,582

SEE NOTES TO FINANCIAL STATEMENTS.

A418

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-GC21, Class AS
4.026%	05/10/47	50	$51,418
Series 2014-GC23, Class A1
1.392%	07/10/47	24	23,331
Series 2014-GC25, Class A1
1.485%	10/10/47	13	12,676
Series 2015-GC27, Class A5
3.137%	02/10/48	235	229,344
Series 2015-GC35, Class A4
3.818%	11/10/48	180	184,431
Commercial Mortgage Trust,
Series 2007-GG9, Class AM
5.475%	03/10/39	40	40,921
Series 2014-CR15, Class A1
1.218%	02/10/47	10	10,318
Series 2014-CR20, Class A1
1.324%	11/10/47	33	32,025
Series 2014-LC15, Class B
4.599%(c)	04/10/47	20	21,093
Series 2014-UBS2, Class A1
1.298%	03/10/47	11	11,167
Series 2014-UBS4, Class A1
1.309%	08/10/47	11	11,312
Series 2014-UBS4, Class C
4.625%(c)	08/10/47	240	226,394
Series 2014-UBS5, Class A1
1.373%	09/10/47	74	73,773
Series 2015-LC21, Class A4
3.708%	07/10/48	260	264,270
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through,
Series K023, Class A1
1.583%	04/25/22	64	63,073
Series K025, Class A1
1.875%	04/25/22	18	17,588
Series K716, Class A1(g)
2.413%	01/25/21	63	63,778
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M1
1.322%(c)	10/25/27	235	234,463
Series 2015-DNA3, Class M2
3.272%(c)	04/25/28	250	249,505
Series 2015-HQ2, Class M1
1.522%(c)	05/25/25	239	238,749
FREMF Mortgage Trust,
Series 2014-K41, Class B, 144A
3.830%(c)	10/25/24	115	104,134
Series 2015-K43, Class B, 144A
3.863%(c)	01/25/25	125	114,303
Series 2015-K45, Class B, 144A
3.714%(c)	02/25/25	45	40,072
Series 2015-K49, Class B, 144A
3.848%	07/25/25	45	39,758
Series 2015-K718, Class B, 144A
3.669%(c)	02/25/22	120	113,296
Series 2015-K720, Class B, 144A
3.389%(c)	07/25/22	140	122,528

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust,
Series 2014-GC26, Class A5
3.629%	11/10/47	245	$249,007
Series 2014-GC22, Class A1
1.290%	06/10/47	12	11,374
Series 2014-GC24, Class A1
1.509%	09/10/47	192	190,437
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(c)	04/15/47	30	31,318
Series 2014-C22, Class A1
1.451%	09/15/47	20	19,802
Series 2014-C23, Class A1
1.650%	09/15/47	42	41,629
Series 2014-C24, Class A1
1.539%	11/15/47	13	12,670
Series 2015-C31, Class A3
3.802%	08/15/48	150	153,396
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9, Class A3
5.336%	05/15/47	14	14,553
Series 2007-CB19, Class A4
5.695%(c)	02/12/49	14	14,900
Series 2014-C20, Class A1
1.268%	07/15/47	15	14,419
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16, Class A1
1.294%	06/15/47	8	7,668
Series 2014-C17, Class B
4.464%(c)	08/15/47	60	61,043
Series 2014-C18, Class A1
1.686%	10/15/47	86	85,586
Towd Point Mortgage Trust,
Series 2015-4, Class A1B, 144A
2.750%(c)	04/26/55	105	103,880
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C34, Class A3
5.678%	05/15/46	15	15,034
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class A1
1.233%	03/15/47	46	45,367
Series 2014-C20, Class AS
4.176%	05/15/47	40	41,914
Series 2014-C21, Class A1
1.413%	08/15/47	36	35,469
Series 2014-C22, Class A1
1.475%	09/15/57	37	36,287

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,935,584)			3,834,285

CONVERTIBLE BOND
Real Estate
Forest City Enterprises, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/18	147	169,877

(cost $164,524)

SEE NOTES TO FINANCIAL STATEMENTS.

A419

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS — 4.1%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
2.250%	11/15/17	50	$49,846
4.000%	03/15/22	120	120,174
4.200%	04/15/24	35	34,677
Omnicom Group, Inc.,
Gtd. Notes
3.650%	11/01/24	125	123,818
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	85	84,559

			413,074

Aerospace & Defense
Harris Corp.,
Sr. Unsec’d. Notes
3.832%	04/27/25	40	39,397
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.700%	05/15/46	175	179,265

			218,662

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
2.950%	05/02/23	45	43,781
Imperial Tobacco Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	07/20/18	200	198,891
Reynolds American, Inc.,
Gtd. Notes
2.300%	06/12/18	85	85,534

			328,206

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	10/01/26	89	89,527
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	05/01/27	137	132,368
Delta Air Lines 2009-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.750%	12/17/19	24	26,487
Delta Air Lines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.250%	07/30/23	150	151,125
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.750%	12/15/16	60	62,361
United Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.750%	10/11/23	24	23,773
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28	10	10,088

			495,729

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Auto Manufacturers — 0.2%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.700%	05/09/16	200	$200,196
2.145%	01/09/18	200	199,260
2.240%	06/15/18	200	198,182
General Motors Co.,
Sr. Unsec’d. Notes
3.500%	10/02/18	60	60,602
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19	55	54,920
3.150%	01/15/20	90	89,195
Nissan Motor Acceptance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.950%	09/12/17	100	100,164
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	03/15/17	15	15,030

			917,549

Auto Parts & Equipment
Delphi Automotive PLC (United Kingdom),
Gtd. Notes
3.150%	11/19/20	115	114,851
Delphi Corp.,
Gtd. Notes
4.150%	03/15/24	25	25,191

			140,042

Banks — 1.2%
Abbey National Treasury Services PLC (United Kingdom),
Gtd. Notes
1.375%	03/13/17	90	89,628
2.350%	09/10/19	50	50,047
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25	200	199,340
Bank of America Corp.,
Sr. Unsec’d. Notes
2.650%	04/01/19	115	115,280
3.875%	03/22/17	90	91,968
4.100%	07/24/23	35	36,189
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	25	25,821
Sub. Notes
3.950%	04/21/25	300	292,131
Sub. Notes, MTN
4.200%	08/26/24	10	9,922
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.300%	07/14/17	50	49,878
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.300%	09/11/19	100	100,294
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.300%	07/21/17	100	99,686
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A420

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
3.650%	03/16/25	(a)	200	$192,205
BNP Paribas SA (France),
Gtd. Notes, MTN
1.375%	03/17/17		15	14,985
BPCE SA (France),
Sub. Notes, 144A
5.150%	07/21/24		200	201,681
Capital One NA,
Sr. Unsec’d. Notes
2.350%	08/17/18		250	250,470
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.800%	02/05/18		95	94,636
2.150%	07/30/18		215	214,841
5.875%	01/30/42		25	28,685
Sub. Notes
4.450%	09/29/27		105	104,305
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, 144A
5.000%	10/15/19		100	109,180
Sub. Notes, 144A
4.500%	12/09/25		200	198,323
Credit Suisse (Switzerland),
Sr. Unsec’d. Notes, MTN
1.375%	05/26/17		250	248,819
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24		30	30,731
GE Capital International Funding Co.,
Gtd. Notes, 144A
0.964%	04/15/16		213	213,096
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20	(a)	165	164,892
Sub. Notes
4.250%	10/21/25		115	114,121
6.750%	10/01/37	(a)	180	210,408
HSBC Holdings PLC (United Kingdom),
Sub. Notes
6.500%	05/02/36		100	119,348
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.625%	05/15/18		175	173,701
2.750%	06/23/20		275	276,225
Sub. Notes
3.375%	05/01/23		75	73,711
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.300%	11/27/18		200	200,794
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
1.650%	03/24/17		15	14,977
Morgan Stanley,
Sr. Unsec’d. Notes
2.125%	04/25/18		75	75,100
4.300%	01/27/45		45	42,935
Sr. Unsec’d. Notes, MTN
2.375%	07/23/19		120	119,598
Sub. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
3.950%	04/23/27		110	$106,764
5.000%	11/24/25		155	164,540
Northern Trust Corp.,
Sr. Unsec’d. Notes
2.375%	08/02/22		25	24,535
PNC Funding Corp.,
Gtd. Notes
3.300%	03/08/22		35	35,834
Regions Bank,
Sr. Unsec’d. Notes
2.250%	09/14/18		250	249,737
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
2.150%	03/15/19		45	45,118
Santander Bank NA,
Sr. Unsec’d. Notes
2.000%	01/12/18		250	248,161
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.500%	09/08/17		200	198,710
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes, MTN
1.950%	07/23/18		250	248,837
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		50	50,261
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.750%	07/23/18		195	194,712
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22		50	51,023
Wachovia Corp.,
Sub. Notes
5.500%	08/01/35		75	83,349
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	(a)	75	74,611
3.500%	03/08/22		70	72,125

				6,496,268

Beverages
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
2.875%	02/15/16		25	25,048
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	07/17/22		110	112,905

				137,953

Biotechnology — 0.1%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22		60	60,665
Celgene Corp.,
Sr. Unsec’d. Notes
2.300%	08/15/18		10	10,070
4.625%	05/15/44		185	174,749

SEE NOTES TO FINANCIAL STATEMENTS.

A421

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Biotechnology (continued)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22		55	$55,381

				300,865

Broadcasting
21st Century Fox America, Inc.,
Gtd. Notes, 144A
3.700%	10/15/25		30	29,926

Building Materials
Holcim US Finance Sarl & Cie SCS (Switzerland),
Gtd. Notes, 144A
6.000%	12/30/19		20	22,183

Chemicals
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20		81	84,788
Ecolab, Inc.,
Sr. Unsec’d. Notes
1.550%	01/12/18		100	99,293

				184,081

Commercial Services — 0.1%
Catholic Health Initiatives,
Sec’d. Notes
2.950%	11/01/22		30	29,261
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.800%	11/01/18		25	25,162
3.850%	11/15/24		10	10,004
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44		75	72,229
HPHT Finance 15 Ltd. (Singapore),
Gtd. Notes, 144A
2.250%	03/17/18		200	198,641
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc.,
Gtd. Notes
5.750%	04/15/23		30	30,900
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38		75	76,897
President and Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37		35	34,091

				477,185

Computers
Apple, Inc.,
Sr. Unsec’d. Notes
1.000%	05/03/18		30	29,756
Hewlett Packard Enterprise Co,
Gtd. Notes, 144A
2.450%	10/05/17	(a)	170	169,856

				199,612

Consumer Staples
Bunge Ltd. Finance Corp.,
Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Consumer Staples (continued)
3.500%	11/24/20		80	$79,555
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
3.900%	11/01/25	(a)	35	31,580

				111,135

Diversified Financial Services — 0.1%
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18		35	34,727
American Express Credit Corp.,
Sr. Unsec’d. Notes
2.125%	07/27/18		50	50,424
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
5.300%	03/15/20		15	16,634
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	(a)	75	72,023
General Electric Capital Corp.,
Gtd. Notes, MTN
3.150%	09/07/22		42	42,986
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20		60	59,985
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
5.125%	04/13/18		45	46,803
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
3.400%	12/03/20	(a)	200	198,393
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26		30	29,500

				551,475

Electric — 0.2%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.750%	03/01/45		60	53,907
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.400%	05/15/44		35	32,949
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/44		25	25,372
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20		25	27,144
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.500%	12/01/19		110	109,593
Exelon Corp.,
Sr. Unsec’d. Notes
1.550%	06/09/17		365	363,461
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39		25	25,290

SEE NOTES TO FINANCIAL STATEMENTS.

A422

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric (continued)
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		100	$101,367
PPL Capital Funding, Inc.,
Gtd. Notes
1.900%	06/01/18		20	19,812
PSEG Power LLC,
Gtd. Notes
2.750%	09/15/16		35	35,284
Southern Co. (The),
Sr. Unsec’d. Notes
1.300%	08/15/17		75	74,311
Southern Power Co.,
Sr. Unsec’d. Notes
1.850%	12/01/17		15	14,993
5.150%	09/15/41		35	32,383
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20		50	53,689
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	(a)	150	150,011

				1,119,566

Electronic Equipment & Instruments
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20		110	109,543

Electronics
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23		85	85,060
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/18		30	29,976
4.000%	04/01/25		25	24,016
Avnet, Inc.,
Sr. Unsec’d. Notes
5.875%	06/15/20		25	27,128
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/19		20	19,991

				186,171

Energy Equipment & Services
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24		40	34,392

Environmental Control
Republic Services, Inc.,
Gtd. Notes
5.500%	09/15/19		25	27,505

Food Products
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.125%	11/15/25		10	10,075

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Foods
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
2.800%	07/02/20	(a)	140	$139,638
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22		70	74,505

				214,143

Forest Products & Paper
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22		17	18,156
4.800%	06/15/44	(a)	25	22,743
West Fraser Timber Co. Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
4.350%	10/15/24		90	83,882

				124,781

Healthcare Equipment & Services
Keysight Technologies, Inc.,
Gtd. Notes
3.300%	10/30/19		100	98,253

Healthcare-Products
Danaher Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/20		40	39,999

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.200%	03/15/19		25	24,870
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45		175	174,500
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		55	52,336
Baylor Scott & White Holdings,
Unsec’d. Notes
4.185%	11/15/45		125	118,211
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19		75	75,190
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.200%	07/01/55		75	72,202
NYU Hospitals Center,
Unsec’d. Notes
4.784%	07/01/44		135	134,761
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45		200	189,566
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/22		40	39,949
4.750%	07/15/45		110	115,862

				997,447

SEE NOTES TO FINANCIAL STATEMENTS.

A423

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Holding Companies-Diversified
Hutchison Whampoa International 14 Ltd. (Hong Kong),
Gtd. Notes, 144A
1.625%	10/31/17		200	$198,235

Household Products
Stanley Black & Decker, Inc.,
Sub. Notes
2.451%	11/17/18		215	215,839

Insurance — 0.2%
ACE INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24		30	30,284
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.200%	03/11/25		200	193,044
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19		15	14,873
4.125%	02/15/24		50	51,346
Aon PLC (United Kingdom),
Gtd. Notes
2.800%	03/15/21		90	89,660
4.750%	05/15/45		75	74,144
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	(a)	25	24,887
First American Financial Corp.,
Sr. Unsec’d. Notes
4.600%	11/15/24		50	50,619
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44		150	138,905
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19		75	74,825
3.500%	06/03/24		25	24,773
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22		35	34,915
3.400%	05/15/25		120	117,634
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		70	70,706

				990,615

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.800%	12/05/24		150	156,039
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19		200	198,260
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.650%	03/15/25		75	72,995
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A
3.375%	05/02/19		200	203,369

				630,663

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Internet & Catalog Retail
QVC, Inc.,
Sr. Sec’d. Notes
4.450%	02/15/25		10	$9,274

Internet Software & Services
Expedia, Inc.,
Gtd. Notes, 144A
5.000%	02/15/26		130	126,872

Lodging
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.375%	07/15/23		85	80,711

Machinery
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.150%	12/14/18		150	149,887

Machinery-Construction & Mining
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.000%	03/03/17		50	49,875

Machinery-Diversified
John Deere Capital Corp.,
Sr. Unsec’d. Notes
1.700%	01/15/20		25	24,358

Media — 0.2%
21st Century Fox America, Inc.,
Gtd. Notes
4.500%	02/15/21		25	26,901
4.750%	09/15/44	(a)	160	153,897
5.650%	08/15/20		30	33,552
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.464%	07/23/22		150	149,477
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	06/01/18		35	37,610
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
2.400%	03/15/17		25	25,201
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18		25	27,768
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20		25	27,914
Sirius XM Radio, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	08/15/22		25	26,375
Sky PLC (United Kingdom),
Gtd. Notes, 144A
2.625%	09/16/19		200	199,076
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
0.875%	05/23/16		10	9,992
Time Warner Cable, Inc.,
Gtd. Notes
4.000%	09/01/21		10	10,097
5.000%	02/01/20		35	37,050

SEE NOTES TO FINANCIAL STATEMENTS.

A424

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
6.550%	05/01/37		35	$35,419
6.750%	07/01/18		15	16,366
6.750%	06/15/39		30	30,108
8.250%	04/01/19		35	40,191
8.750%	02/14/19		10	11,601

				898,595

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.050%	09/30/18		50	49,115
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.125%	03/15/18		50	48,457
3.625%	06/09/21		35	32,866
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
3.750%	06/15/25	(a)	100	90,775
Rio Tinto Finance USA PLC (United Kingdom),
Gtd. Notes
1.375%	06/17/16		35	34,980
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45		95	72,782

				328,975

Office/Business Equipment
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17		25	25,186

Oil & Gas — 0.2%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.375%	11/06/17	(a)	25	24,853
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
1.750%	01/15/18		35	34,042
3.450%	11/15/21		100	94,238
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		200	190,369
ConocoPhillips Co.,
Gtd. Notes
1.050%	12/15/17		40	39,275
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.125%	01/16/25		110	88,000
4.250%	09/18/18		50	49,750
Nabors Industries, Inc.,
Gtd. Notes
5.000%	09/15/20		15	13,161
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23		200	181,806
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.750%	01/20/20		100	78,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.125%	01/23/19		140	$135,435
5.500%	06/27/44		100	75,234
Gtd. Notes, 144A
3.500%	07/23/20		90	85,185
Phillips 66,
Gtd. Notes
4.650%	11/15/34		100	93,727
Southwestern Energy Co.,
Sr. Unsec’d. Notes
3.300%	01/23/18		10	8,200
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.600%	12/01/24		100	94,188
Transocean, Inc.,
Gtd. Notes
7.125%	12/15/21	(a)	75	48,469

				1,334,432

Oil & Gas Exploration/Production
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.450%	01/15/21		150	138,503

Oil & Gas Services
Cameron International Corp.,
Sr. Unsec’d. Notes
1.400%	06/15/17		50	49,291
SESI LLC,
Gtd. Notes
6.375%	05/01/19		160	148,501

				197,792

Packaging & Containers
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24		30	29,157

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.500%	05/14/35		150	146,940
Actavis Funding SCS,
Gtd. Notes
3.450%	03/15/22		135	135,147
Baxalta, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	06/22/18		25	24,743
McKesson Corp.,
Sr. Unsec’d. Notes
1.292%	03/10/17		10	9,972
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.600%	06/01/44		35	32,399
Valeant Pharmaceuticals International, Inc. (Canada),
Gtd. Notes, 144A
5.875%	05/15/23		95	84,787

				433,988

SEE NOTES TO FINANCIAL STATEMENTS.

A425

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	60	$52,172
Columbia Pipeline Group, Inc.,
Gtd. Notes, 144A
3.300%	06/01/20	90	87,634
DCP Midstream Operating LP,
Gtd. Notes
5.600%	04/01/44	25	15,183
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.500%	02/01/42	35	28,465
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19	25	22,810
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	85	76,862
EQT Midstream Partners LP,
Gtd. Notes
4.000%	08/01/24	55	45,342
Kinder Morgan Inc.,
Gtd. Notes
2.000%	12/01/17	45	43,357
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23	50	42,777
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.550%	06/24/24	25	17,365

			431,967

Railroads
Kansas City Southern Railway Co. (The),
Gtd. Notes, 144A
4.300%	05/15/43	80	72,113

Real Estate — 0.1%
American Campus Communities Operating Partnership LP,
Gtd. Notes
4.125%	07/01/24	50	49,647
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
3.250%	10/05/20	200	200,765

			250,412

Real Estate Investment Trusts (REITs) — 0.1%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.875%	08/15/22	50	49,770
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21	35	34,714
4.250%	02/01/26	65	63,401
Kilroy Realty LP,
Gtd. Notes
4.250%	08/15/29	100	97,996
4.375%	10/01/25	40	40,515
Simon Property Group LP,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (REITs) (continued)
3.375%	10/01/24		100	$100,946

				387,342

Retail — 0.1%
CVS Health Corp.,
Sr. Unsec’d. Notes
5.125%	07/20/45	(a)	150	158,015
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.400%	03/01/16		25	25,176
O’Reilly Automotive, Inc.,
Gtd. Notes
4.625%	09/15/21		50	53,267
QVC, Inc.,
Sr. Sec’d. Notes
4.850%	04/01/24		105	100,493
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	11/17/17		35	34,932

				371,883

Retail & Merchandising
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23		45	42,712

Savings & Loans
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.900%	07/21/25	(a)	200	206,299

Software — 0.1%
Fidelity National Information Services, Inc.,
Gtd. Notes
1.450%	06/05/17		35	34,526
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35		225	229,761

				264,287

Telecommunication Services — 0.1%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.150%	09/15/23		200	219,865

Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.400%	12/01/17		50	49,769
3.000%	06/30/22		100	97,602
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/22		25	24,667
3.663%	05/15/25		50	48,523
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.992%	02/16/16		15	15,041
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.862%	08/21/46		145	137,275
6.350%	04/01/19		25	28,126

SEE NOTES TO FINANCIAL STATEMENTS.

A426

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
			$401,003

Transportation — 0.1%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	200	206,000
JB Hunt Transport Services, Inc.,
Gtd. Notes
2.400%	03/15/19	25	25,157

			231,157

Trucking & Leasing
GATX Corp.,
Sr. Unsec’d. Notes
1.250%	03/04/17	25	24,750
2.600%	03/30/20	15	14,593
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.500%	06/15/19	30	29,510
3.200%	07/15/20	150	148,495

			217,348

Wireless Telecommunication Services
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25	45	44,262

TOTAL CORPORATE OBLIGATIONS (cost $23,467,660)			22,989,427

FOREIGN GOVERNMENT BONDS — 0.3%
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	200	190,500
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	60	71,250
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
4.000%	01/22/24	165	173,580
Province of Alberta Canada (Canada),
Sr. Unsec’d. Notes, 144A
1.750%	08/26/20	200	197,603
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	25	24,285
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	50	50,836
Province of Ontario (Canada),
Sr. Unsec’d. Notes
1.200%	02/14/18	15	14,912
3.000%	07/16/18	150	155,043
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	08/25/21	100	101,179
Unsec’d. Notes
3.500%	07/29/20	25	26,439
Republic of Bermuda (Bermuda),
Sr. Unsec’d. Notes, 144A
5.603%	07/20/20	200	218,750

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Republic of Iceland (Iceland),
Unsec’d. Notes, 144A
4.875%	06/16/16	100	$101,501
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes, RegS
4.875%	05/05/21	200	207,164
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/24	50	53,715
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	100	102,635
United Mexican States (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	250	227,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $1,954,628)			1,917,142

MUNICIPAL BONDS
California
University of California,
Revenue Bonds
4.131%	05/15/45	15	14,720

Illinois
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Ltd., BABs
5.720%	12/01/38	10	11,474
New York
Port Authority of New York & New Jersey,
Revenue Bonds
5.310%	08/01/46	50	52,815
North Carolina
University of North Carolina at Chapel Hill,
Revenue Bonds
3.847%	12/01/34	150	155,601

TOTAL MUNICIPAL BONDS (cost $228,819)			234,610

RESIDENTIAL MORTGAGE-BACKED SECURITIES
Fannie Mae Connecticut Avenue Securities,
Series 2015-C01, Class 1M1(x)
1.922%(c)	02/25/25	9	9,394
Series 2015-C01, Class 2M1(x)
1.922%(c)	02/25/25	2	2,402

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $11,780)			11,796

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Federal Home Loan Mortgage Corp.
2.500%	05/01/28-06/01/30	533	538,353
3.000%	01/01/27-08/01/43	402	406,233
3.500%	08/01/26-09/01/45	682	703,512
4.000%	07/01/25-03/01/45	602	637,382
4.500%	05/01/40-05/01/42	479	516,658
5.000%	07/01/35-09/01/39	81	88,582
5.500%	06/01/36	83	92,264

SEE NOTES TO FINANCIAL STATEMENTS.

A427

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	08/01/34-01/01/38		62	$70,907
Federal National Mortgage Assoc.
0.875%	10/26/17		265	263,906
2.000%	07/01/28		29	28,295
2.500%	09/01/27-02/01/43		561	566,446
3.000%	02/01/27-12/01/45		1,220	1,234,307
3.000%	TBA		700	700,006
3.500%	01/01/26-11/01/45		3,013	3,116,652
3.500%	TBA		1,085	1,119,420
4.000%	07/01/25-09/01/45		1,057	1,122,122
4.000%	TBA		2,270	2,402,050
4.500%	08/01/24-06/01/44		1,107	1,198,186
4.500%	TBA		240	259,170
5.000%	04/01/19-07/01/42		471	519,258
5.000%	TBA		175	192,619
5.500%	04/01/34-08/01/37		310	349,183
5.500%	TBA		195	217,371
6.000%	02/01/34-01/01/40		364	414,278
6.500%	11/01/36		29	33,716
Government National Mortgage Assoc.
2.500%	10/20/42-01/20/43		64	61,845
3.000%	12/20/42-11/20/45		1,492	1,514,793
3.500%	01/15/42-08/20/45		1,278	1,335,287
3.500%	TBA		1,020	1,063,310
4.000%	08/20/39-09/20/45		506	540,548
4.000%	TBA		210	223,010
4.500%	05/20/40-05/20/45		368	397,733
5.000%	05/20/33-11/20/44		319	350,450
5.500%	08/20/38		29	32,438

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $22,287,614)				22,310,290

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds
2.500%	02/15/45		780	699,837
3.000%	11/15/44		60	59,782
3.125%	11/15/41		185	191,128
3.375%	05/15/44		690	740,510
4.500%	02/15/36-05/15/38		1,760	2,256,275
5.375%	02/15/31		150	203,408
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24		430	409,065
U.S. Treasury Notes
0.625%	11/30/17		525	520,652
0.750%	03/31/18		1,205	1,194,221
0.875%	01/31/17		2,945	2,945,230
1.000%	09/30/16-09/15/18		825	823,458
1.250%	10/31/18		1,140	1,138,397
1.375%	02/29/20		1,835	1,813,927
1.500%	05/31/19-05/31/20		1,145	1,139,805
1.625%	08/31/19		140	140,399
1.625%	11/30/20	(a)	1,530	1,520,915
1.750%	09/30/19-10/31/20		3,835	3,830,965
2.000%	08/15/25		655	638,651
2.125%	05/15/25		20	19,739
2.250%	11/15/25		1,200	1,197,328
2.500%	08/15/23		250	256,494
2.625%	08/15/20-11/15/20		2,345	2,436,206

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.750%	02/15/24		235	$244,776
2.875%	08/15/45		830	806,105
3.125%	05/15/19		200	210,992

TOTAL U.S. TREASURY OBLIGATIONS (cost $25,661,935)				25,438,265

TOTAL LONG-TERM INVESTMENTS (cost $502,023,374)				509,554,570

			Shares
SHORT-TERM INVESTMENT — 15.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 15.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $85,746,234; includes $24,235,288 of cash collateral for securities on loan)(b)(w)(Note 4)			85,746,234	85,746,234

			Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.5%
U.S. Treasury Bills
0.001%	01/07/16	(h)	2,000	1,999,977
0.115%	04/28/16		500	499,581

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,499,784)				2,499,558

TOTAL SHORT-TERM INVESTMENTS (cost $88,246,018)				88,245,792

TOTAL INVESTMENTS — 105.5% (cost $590,269,392)				597,800,362
Liabilities in excess of other assets(z) — (5.5)%				(31,322,073)

NET ASSETS — 100.0%				$566,478,289

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $23,433,963; cash collateral of $24,235,288 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as

SEE NOTES TO FINANCIAL STATEMENTS.

A428

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund.
(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
8	2 Year U.S.Treasury Notes	Mar. 2016	$1,740,125	$1,737,875	$(2,250)
12	5 Year U.S.Treasury Notes	Mar. 2016	1,423,172	1,419,844	(3,328)
8	10 Year U.S. Treasury Notes	Mar. 2016	1,008,492	1,007,250	(1,242)
4	20 Year U.S. Treasury Bonds	Mar. 2016	613,594	615,000	1,406
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	633,124	634,750	1,626
153	Mini MSCI EAFE Index	Mar. 2016	12,830,230	12,991,230	161,000
59	Mini MSCI Emerging Markets Index	Mar. 2016	2,312,335	2,323,125	10,790
18	Russell 2000 Mini Index	Mar. 2016	2,012,490	2,036,700	24,210
257	S&P 500 E-Mini	Mar. 2016	26,018,920	26,154,890	135,970
18	S&P Mid Cap 400 E-Mini	Mar. 2016	2,471,670	2,508,300	36,630

					$364,812

(1)	U.S. Treasury securities with a market value of $2,090,699 have been segregated with JPMorgan Chase to cover requirements for open contracts at December 31, 2015.

Credit Default Swap Agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at December 31, 2015(3)	Unrealized Depreciation
Centrally cleared credit default swaps on credit indices—Sell Protection(1):
CDX.NA.IG.25	12/20/20	1.000%	2,800	$19,782	$16,071	$(3,711)
CDX.NA.IG.25	12/20/20	1.000%	2,200	13,714	12,621	(1,093)
CDX.NA.IG.25	12/20/20	1.000%	1,100	8,907	6,314	(2,593)
CDX.NA.IG.25	12/20/20	1.000%	800	5,620	4,590	(1,030)

				$48,023	$39,596	$(8,427)

U.S. Treasury security with a market value of $154,998 has been segregated with JPMorgan to cover requirements open for centrally cleared credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A429

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$310,877,672	$118,595,688	$—
Preferred Stocks	519,715	10,629	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	2,645,174	—
Commercial Mortgage-Backed Securities	—	3,834,285	—
Convertible Bonds	—	169,877	—
Corporate Obligations	—	22,989,427	—
Foreign Government Bonds	—	1,917,142	—
Municipal Bonds	—	234,610	—
Residential Mortgage-Backed Securities	—	11,796	—
U.S. Government Agency Obligations	—	22,310,290	—
U.S. Treasury Obligations	—	27,937,823	—
Affiliated Money Market Mutual Fund	85,746,234	—	—
Other Financial Instruments*
Futures	364,812	—	—
Centrally cleared credit default swaps	—	(8,427)	—

Total	$397,508,433	$200,648,314	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (4.3% represents investments purchased with collateral from securities on loan)	15.1%
Banks	5.8
Real Estate Investment Trusts (REITs)	5.1
Pharmaceuticals	4.8
U.S. Treasury Obligations	4.2
U.S. Government Agency Obligations	3.9
Insurance	3.7
Internet Software & Services	3.3
Capital Markets	2.9
Health Care Providers & Services	2.9
Industrial Conglomerates	2.7
Internet & Catalog Retail	2.5
IT Services	2.5
Biotechnology	2.4
Media	2.2
Software	2.1
Chemicals	2.0
Health Care Equipment & Supplies	2.0
Hotels, Restaurants & Leisure	1.8
Food Products	1.8
Specialty Retail	1.7
Oil, Gas & Consumable Fuels	1.7
Semiconductors & Semiconductor Equipment	1.4
Aerospace & Defense	1.3
Electric Utilities	1.2

Tobacco	1.2%
Machinery	1.2
Life Sciences Tools & Services	1.1
Diversified Telecommunication Services	1.0
Food & Staples Retailing	1.0
Airlines	1.0
Auto Components	1.0
Professional Services	0.8
Beverages	0.8
Textiles, Apparel & Luxury Goods	0.7
Wireless Telecommunication Services	0.7
Commercial Mortgage-Backed Securities	0.7
Electronic Equipment, Instruments & Components	0.7
Real Estate Management & Development	0.6
Multi-Utilities	0.6
Communications Equipment	0.6
Commercial Services & Supplies	0.6
Diversified Financial Services	0.5
Trading Companies & Distributors	0.5
Electrical Equipment	0.5
Technology Hardware, Storage & Peripherals	0.5
Non-Residential Mortgage-Backed Securities	0.5
Road & Rail	0.5
U.S. Treasury Bills	0.5
Consumer Finance	0.4
Household Products	0.4
Automobiles	0.4
Foreign Government Bonds	0.3
Household Durables	0.3
Leisure Products	0.3
Multiline Retail	0.3
Building Products	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A430

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Gas Utilities	0.3%
U.S. Treasury Notes	0.3
Construction Materials	0.3
Oil & Gas	0.2
Air Freight & Logistics	0.2
Metals & Mining	0.2
Electric	0.2
Independent Power & Renewable Electricity Producers	0.2
Healthcare-Services	0.2
Auto Manufacturers	0.2
Diversified Consumer Services	0.1
Paper & Forest Products	0.1
Internet	0.1
Construction & Engineering	0.1
Transportation Infrastructure	0.1
Containers & Packaging	0.1

Forest Products & Paper	0.1%
Real Estate	0.1
Commercial Services	0.1
Pipelines	0.1
Advertising	0.1
Telecommunications	0.1
Energy Equipment & Services	0.1
Retail	0.1
Mining	0.1
Agriculture	0.1
Thrifts & Mortgage Finance	0.1

105.5
Liabilities in excess of other assets	(5.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, credit risk, interest rate and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$3,032	*	Due from/to broker-variation margin futures	$6,820	*
Credit contracts	—	—		Due from/to broker-variation margin swaps	8,427	*
Equity contracts	Due from/to broker-variation margin futures	368,600	*	—	—

Total		$371,632			$15,247

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Foreign exchange contracts	$—	$—	$158	$—	$158
Interest rate contracts	—	(7,168)	—	—	(7,168)
Credit contracts	—	—	—	(11,645)	(11,645)
Equity contracts	25,708	(1,177,762)	—	—	(1,152,054)

Total	$25,708	$(1,184,930)	$158	$(11,645)	$(1,170,709)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(8,427)	$(8,427)
Interest rate contracts	—	—	(3,788)	—	(3,788)
Equity contracts	95	(632)	368,600	—	368,063

Total	$95	$(632)	$364,812	$(8,427)	$355,848

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For	the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Credit Default Swap Agreements - Sell Protection(2)
$18,969,781	$2,140

(1)	Value at Trade Date.

(2)	Notional Amount in USD(000).

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $23,433,963:
Unaffiliated investments (cost $504,523,158)	$512,054,128
Affiliated investments (cost $85,746,234)	85,746,234
Cash.	2,506
Foreign currency, at value (cost $323,253)	322,540
Receivable for fund share sold	1,108,323
Dividends and interest receivable	1,051,076
Receivable for investments sold	258,832
Tax reclaim receivable	114,929
Receivable from affiliate	31,224
Due from broker-variation margin swaps	116
Prepaid expenses	3,380

Total Assets	600,693,288

LIABILITIES:
Payable to broker for collateral for securities on loan	24,235,288
Payable for investments purchased	9,101,505
Due to broker-variation margin futures	458,408
Accrued expenses and other liabilities	234,183
Advisory fees payable	169,215
Distribution fee payable	16,060
Affiliated transfer agent fee payable	340

Total Liabilities	34,214,999

NET ASSETS	$566,478,289

Net assets were comprised of:
Paid-in capital	$558,021,310
Retained earnings	8,456,979

Net assets, December 31, 2015	$566,478,289

Net asset value and redemption price per share, $566,478,289 / 52,308,496 outstanding shares of beneficial interest	$10.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $244,082, includes $25,302 reimbursable by an affiliate)	$6,832,419
Interest income	1,320,365
Affiliated dividend income	58,482
Affiliated income from securities lending, net	11,021

8,222,287

EXPENSES
Advisory fees	3,486,346
Distribution fee	813,175
Custodian and accounting fees	520,000
Audit fee	24,000
Shareholders’ reports	15,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	3,000
Miscellaneous	48,497

Total expenses	4,942,018
Less: advisory fee waivers and/or expense reimbursement	(7,084)

Net expenses	4,934,934

NET INVESTMENT INCOME	3,287,353

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(1,279,388)
Futures transactions	(1,184,930)
Swap agreements transactions	(11,645)
Foreign currency transactions	(69,284)

(2,545,247)

Net change in unrealized appreciation (depreciation) on:
Investments	426,807
Futures	364,812
Swap agreements	(8,427)
Foreign currencies	(5,917)

777,275

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(1,767,972)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,519,381

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	February 10, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,287,353	$381,710
Net realized loss on investment and foreign currency transactions	(2,545,247)	(546,358)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	777,275	7,102,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,519,381	6,937,598

FUND SHARE TRANSACTIONS:
Fund share sold [24,452,885 and 28,993,604 shares, respectively]	267,575,533	302,109,288
Fund share repurchased [620,612 and 517,381 shares, respectively]	(6,336,116)	(5,327,395)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	261,239,417	296,781,893

TOTAL INCREASE IN NET ASSETS	262,758,798	303,719,491
NET ASSETS:
Beginning of period	303,719,491	—

End of period	$566,478,289	$303,719,491

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2015

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

AEX	Amsterdam Stock Exchange
ASX	Australian Securities Exchange
BRN	BX Worldcaps
Chi-X	European Equity Exchange
FTSE	Financial Times Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
SGMX	Sigma X MTF
SWX	Six Swiss Exchange
TSX	Toronto Stock Exchange

Index:

CAC40	French Stock Index
CDX	Credit Derivative Index
DAX	German Stock Index
iBoxx	Bond Market Indices
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
BABs	Build America Bonds
BKNT	Bank Notes
bps	Basis Points
CLO	Collateralized Loan Obligation
CLOIS	Collateralized Loan Obligation Indexed Swap
CMBS	Commercial Mortgage-Backed Security
COLIBOR	Colombia Interbank Offered Rate
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corporation
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
L1	Level 1
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NSA	Non-Seasonally Adjusted
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SDR	Sweden Depositary Receipt
SMB	Sallie Mae Bank
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940 as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2015 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 14 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST Advanced Strategies Portfolio (“Advanced Strategies”)	Long-term capital appreciation. High level of absolute return by using traditional and non- traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory LLC / Loomis Sayles & Company, L.P. / LSV Asset Management / Prudential Investment LLC (“PI”) through its Strategic Investment Research Group team / PGIM, Inc. formerly Prudential Investment Management Inc. (“PIM”). On January 4, 2016 PIM was renamed PGIM, Inc. (“PGIM”) / Pacific Investment Management Company, LLC (“PIMCO”) / Quantitative Management Associates LLC (“QMA”) / T. Rowe Price Associates, Inc. / William Blair & Company, LLC

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PI through its Strategic Investment Research Group team / QMA

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”)	High total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. / BlackRock International Limited

AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sayles Bond”) formerly known as AST PIMCO Total Return Bond Portfolio	Maximize total return, consistent with preservation of capital and prudent investment management.	PIMCO through January 2, 2015 / BlackRock Financial Management, Inc. / BlackRock International Limited / BlackRock (Singapore) Limited / Loomis, Sayles & Company, L.P.

AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration Bond”) formerly known as AST PIMCO Limited Maturity Bond Portfolio	Maximize total return, consistent with income generation and prudent investment management.	PIMCO through July 12, 2015 / BlackRock Financial Management, Inc.

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	Objective	Subadviser(s)
AST Defensive Asset Allocation Portfolio (“Defensive Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PI through its Strategic Investment Research Group team / QMA

AST FI Pyramis® Quantitative Portfolio (“FI Pyramis® Quantitative”)	Long-term capital growth balanced by current income.	Pyramis® Global Advisors, LLC

AST Legg Mason Diversified Growth Portfolio (“Legg Mason Diversified Growth”)	High risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC / ClearBridge Investments, LLC / QS Batterymarch Financial Management, Inc. / QS Legg Mason Global Asset Allocation, LLC / Western Asset Management Company

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PI through its Strategic Investment Research Group team / QMA

AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.	PGIM, Inc. / QMA

AST RCM World Trends Portfolio (“RCM World Trends”)	Highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors US LLC

AST Schroders Global Tactical Portfolio (“Schroders Global Tactical”)	To outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays U.S. Aggregate Bond Index (30%).	Schroder Investment Management North America Ltd. / Schroder Investment Management North America, Inc.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.	T. Rowe Price Associates, Inc.

AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

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2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PI, the co-managers of the Trust (together the “Investment Manager”), with the exception of Legg Mason Diversified Growth, Schroders Global Tactical for whom PI is the sole Investment Manager. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures and options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

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When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called Connecticut Avenue Securities by Fannie Mae and Structured Agency Credit Risk by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies

Participatory Notes/Warrants:    The Trust may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Trust may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment

B4

in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of a P-note is entitled to receive from the bank or brokerdealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the option contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple

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of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements under Rule 144A of the Securities Act of 1933.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any

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repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Borrowed Bond Agreements:    The Portfolios may enter into borrowed bond agreements. In a borrowed bond agreement, the Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Portfolio may also experience delays in gaining access to the collateral.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the

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seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time.

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Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2015, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

MLPs:    Certain Portfolios invest in Master Limited Partnerships (MLPs). Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2015, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

B10

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that the advisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
Advanced Strategies	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $ 2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.6825% first $300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.68%
Balanced Asset Allocation	0.15%	0.15%	0.15%
BlackRock Global Strategies	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $ 2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.89%
BlackRock/Loomis Sayles Bond (formerly, AST PIMCO Total Return Bond Portfolio)	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $ 2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.4825% first $300 million; 0.4725% on next $ 200 million; 0.4625% on next $ 250 million; 0.4525% on next $2.5 billion; 0.4425% on next $ 2.75 billion; 0.4125% on next $ 4 billion; 0.3925% in excess of $10 billion	0.50%
BlackRock Low Duration Bond (formerly, AST PIMCO Limited Maturity Bond)	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $ 2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.4825% first $300 million; 0.4725% on next $ 200 million; 0.4625% on next $ 250 million; 0.4525% on next $2.5 billion; 0.4425% on next $ 2.75 billion; 0.4125% on next $ 4 billion; 0.3925% in excess of $10 billion	0.52%
Defensive Asset Allocation	0.15%	0.15%	0.15%
FI Pyramis® Quantitative	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $ 2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.6825% first $300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.59%
Legg Mason Diversified Growth	0.89% first $300 million; 0.88% on next $200 million; 0.87% on next $250 million; 0.86% on next $ 2.5 billion; 0.85% on next $2.75 billion; 0.82% on next $4 billion; 0.80% in excess of $10 billion	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	— #
Preservation Asset Allocation	0.15%	0.15%	0.15%
Prudential Growth Allocation	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $ 2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.6825% first $300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; .6125% on next $4 billion; 0.5925% in excess of $10 billion	0.71%

B11

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
RCM World Trends	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $ 2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $ 2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.83%
Schroders Global Tactical**	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $ 2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $ 2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.82%
T. Rowe Price Asset Allocation	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $ 2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $ 2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.76%
T. Rowe Price Growth Opportunities	0.89% first $300 million; 0.88% on next $200 million; 0.87% on next $250 million; 0.86% on next $ 2.5 billion; 0.85% on next $2.75 billion; 0.82% on next $4 billion; 0.80% in excess of $10 billion	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $ 2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.80%

	Fee Waivers through June 30, 2015	Fee Waivers and/or Expense Limitations effective July 1, 2015
Advanced Strategies	contractually waive 0.01% through January 2, 2015(1)	effective January 3, 2016 contractually waive 0.014% through June 30, 2016(1)
BlackRock/Loomis Sayles Bond	effective January 3, 2015 contractually waive 0.035% through June 30, 2016	contractually waive 0.035% through June 30, 2016
BlackRock Low Duration Bond Portfolio .	N/A	effective July 13, 2015 contractually waive 0.057% through June 30, 2016
FI Pyramis® Quantitative	contractually waive 0.14% through June 30, 2015	contractually waive 0.14% through June 30, 2016
Legg Mason Diversified Growth	contractually limit expenses to 1.07% through June 30, 2015	contractually limit expenses to 1.07% through June 30, 2016
Prudential Growth Allocation	N/A	effective October 19, 2015 contractually limit expenses to 0.90% through October 31, 2016
RCM World Trends	N/A	effective October 19, 2015 contractually limit expenses to 1.02% through October 31, 2016
Schroders Global Tactical	N/A	effective October 19, 2015 contractually limit expenses to 1.12% through October 31, 2016
T. Rowe Price Asset Allocation	contractually waive 0.02% through March 31, 2015*	effective April 1, 2015 contractually waive 0.022% through October 18, 2015 effective October 19, 2015 contractually limit expenses to 0.87% through October 31, 2016
T. Rowe Price Growth Opportunities	N/A	effective April 1, 2015 contractually waive 0.002% through October 31, 2016

*	Through February 28, 2015, the manager had voluntarily agreed to waive two-thirds of the incremental increase in their net management fees as a result of the underlying voluntary subadviser fee discount and an additional 0.01% was waived for a total management fee waiver of 0.03% for the year ended December 31, 2015.
**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Funds Fees and Expenses” exceed 0.20% of the Portfolio’s average daily net assets.
#	The advisory fee waiver and/or expense reimbursement exceeds the advisory fee for the current period due to expense limitations described above.
(1)	The Investment Managers have voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios.

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AST Investment Services, Inc., PI, PGIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was as follows:

Amount
Advanced Strategies	$156,555
FI Pyramis® Quantitative	153,060
Legg Mason Diversified Growth	680
RCM World Trends	81,751
T. Rowe Price Asset Allocation	5,928

4.	Other Transactions with Affiliates

The Trust, excluding Balanced Asset Allocation Portfolio and Preservation Asset Allocation Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Balanced Asset Allocation Portfolio, Defensive Asset Allocation and Preservation Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

PGIM is the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM was compensated as follows for these services by the Portfolios:

Amount
Advanced Strategies	$638,206
BlackRock Global Strategies	213,360
BlackRock/Loomis Sayles Bond	52,150
FI Pyramis® Quantitative	266,656
Prudential Growth Allocation	297,643
RCM World Trends	360,936

B13

Amount
Schroders Global Tactical	269,107
T. Rowe Price Asset Allocation	586,720
T. Rowe Price Growth Opportunities	3,354

The following Portfolios are due reimbursements by Prudential of foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	2014 Withholding Tax	2015 Withholding Tax	Total
Advanced Strategies	$325,218	$473,101	$798,319
BlackRock Global Strategies	12,147	6,566	18,713
FI Pyramis® Quantitative	241,999	342,054	584,053
Legg Mason Diversified Real Growth	—	2,693	2,693
Prudential Growth Allocation	625,514	439,216	1,064,730
RCM World Trends	202,886	234,208	437,094
Schroders Global Tactical	390,070	417,041	807,111
T. Rowe Price Asset Allocation	364,737	591,871	956,608
T. Rowe Price Growth Opportunities	5,922	25,302	31,224

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2015, were as follows:

	Cost of Purchases	Proceeds from Sales
Advanced Strategies*	$4,938,170,119	$4,980,391,239
Balanced Asset Allocation	2,403,963,380	2,891,107,534
BlackRock Global Strategies.	4,294,461,221	4,311,948,790
BlackRock/Loomis Sayles Bond	16,435,866,837	15,061,676,443
BlackRock Low Duration Bond	1,767,791,310	1,631,833,330
Defensive Asset Allocation	327,316,832	181,778,105
FI Pyramis® Quantitative	4,731,260,248	4,865,115,581
Legg Mason Diversified Growth	90,860,469	23,588,196
Preservation Asset Allocation	1,909,560,693	2,504,811,828
Prudential Growth Allocation	13,517,970,673	14,269,315,974
RCM World Trends	1,856,468,171	2,445,398,542
Schroders Global Tactical	2,908,104,204	2,588,156,269
T. Rowe Price Asset Allocation	9,146,419,976	9,136,603,436
T. Rowe Price Growth Opportunities	401,900,735	202,955,527

*	The Portfolio purchases and sales transactions under Rule 17a-7, were $189,093,457 and $92,742,410, respectively for the year ended December 31, 2015.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2015 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Advanced Strategies
Goldman Sachs Small-Cap Value	$41,773,741	$—	$—	$—	$39,478,736
Small-Cap Growth	69,076,537	1,417,600	14,368,030	—	57,430,638
Small-Cap Growth Opportunities	51,132,313	13,076,030	7,463,600	—	56,935,102
Small-Cap Value	92,271,610	14,100,000	19,424,000	—	84,300,387

	$254,254,201	$28,593,630	$41,255,630	$—	$238,144,863

B14

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Balanced Asset Allocation
AB Global Bond	$—	$379,232,225	$4,156,400	$—	$374,599,409
AQR Emerging Markets Equity	23,349,073	96,006	11,926,900	—	9,744,367
AQR Large-Cap	961,321,513	126,310,483	119,302,600	—	984,909,220
BlackRock / Loomis Sayles Bond .	—	160,103,292	1,735,600	—	156,549,907
BlackRock Low Duration Bond	83,690,408	15,764,247	3,352,400	—	96,509,342
Boston Partners Large-Cap Value	178,224,895	60,344,256	22,775,897	—	204,899,294
ClearBridge Dividend Growth	485,269,324	1,906,969	265,862,616	—	211,364,453
Goldman Sachs Global Income	—	252,471,636	2,777,200	—	250,859,337
Goldman Sachs Large-Cap Value .	239,982,840	2,052,522	80,441,698	—	253,991,785
Goldman Sachs Mid-Cap Growth	18,190,280	195,868	2,053,000	—	32,001,488
Goldman Sachs Small-Cap Value .	71,115,241	—	1,000,000	—	66,238,426
Goldman Sachs Strategic Income	235,797,515	21,411,452	97,779,498	—	155,003,362
Herndon Large-Cap Value	169,704,141	9,124,713	16,751,800	—	152,233,030
High Yield	115,805,056	89,955,000	420,200	—	198,117,246
International Growth	594,752,654	23,303,958	173,378,695	—	463,357,701
International Value	585,627,746	25,303,958	158,748,614	—	457,940,833
Jennison Large-Cap Growth	173,472,039	115,422,309	36,053,700	—	274,461,999
Large-Cap Value	181,780,211	118,978,419	26,487,100	—	257,611,228
Loomis Sayles Large-Cap Growth .	455,505,785	2,426,750	165,388,234	—	329,023,392
Lord Abbett Core Fixed-Income	448,512,330	29,630,848	320,269,068	—	157,057,510
MFS Growth	336,632,525	1,989,990	91,757,200	—	268,950,238
MFS Large-Cap Value	183,902,586	1,179,391	29,802,419	—	154,118,594
Mid-Cap Value	18,938,967	122,360	1,570,300	—	16,321,632
Money Market	50,685,792	134,362	—	—	50,820,154
Neuberger Berman Core Bond	238,781,379	15,776,452	254,794,587	—	—
Neuberger Berman Mid-Cap Growth	18,227,624	45,868	2,130,000	—	—
Neuberger Berman/LSV Mid-Cap Value	18,968,587	122,360	1,570,300	—	16,529,426
Parametric Emerging Markets Equity.	19,786,543	82,755	9,818,700	—	8,324,328
Prudential Core Bond	1,195,910,936	109,730,260	298,708,125	—	1,004,064,508
QMA Emerging Markets Equity	14,602,121	60,254	7,585,600	—	5,898,744
QMA International Core Equity	—	250,188,465	19,873,000		229,668,972
QMA Large-Cap	960,987,889	117,978,178	110,293,900	—	983,239,886
Small-Cap Growth	127,076,096	718,062	37,443,229	—	92,083,112
Small-Cap Growth Opportunities	85,428,013	20,885,720	16,773,100	—	90,448,062
Small-Cap Value	160,088,223	1,488,343	28,898,000	—	126,496,355
T. Rowe Price Equity Income	238,235,754	452,979	125,341,258	—	—
T. Rowe Price Large-Cap Growth .	169,435,470	58,133,034	32,180,500	—	212,644,455
T. Rowe Price Natural Resources .	8,164,707	19,648	393,600	—	6,268,355
Templeton Global Bond	250,579	—	—	—	239,010
Wellington Global Bond	—	319,421,012	3,474,500	—	316,862,735
Western Asset Core Plus Bond	866,223,086	71,264,640	217,985,096	—	727,829,785
Western Asset Emerging Markets Debt	139,344,890	134,336	90,052,900	—	46,443,512

	$9,873,772,818	$2,403,963,380	$2,891,107,534	$—	$9,443,725,192

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Defensive Asset Allocation
AB Global Bond	$—	$38,218,577	$2,339,512	$—	$35,818,531
AQR Emerging Markets Equity	154,374	77,563	108,861	—	109,229

B15

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Defensive Asset Allocation (cont’d.)
AQR Large-Cap	$6,174,110	$6,385,977	$2,699,641	$—	$10,129,560
BlackRock / Loomis Sayles Bond	—	15,950,682	974,797	—	14,811,589
BlackRock Low Duration Bond	5,704,684	4,946,699	1,460,875	—	9,205,561
Boston Partners Large-Cap Value	1,182,711	1,479,078	567,304	—	2,035,339
Clearbridge Dividend Growth	3,121,143	1,597,428	2,414,328	—	2,279,604
Goldman Sachs Global Income	—	25,480,077	1,559,676	—	24,020,053
Goldman Sachs Large-Cap Value	1,574,372	1,225,025	1,268,140	—	2,536,026
Goldman Sachs Mid-Cap Growth	116,099	99,238	64,039	—	302,358
Goldman Sachs Strategic Income	14,729,476	12,383,767	11,868,026	—	14,913,677
Herndon Large-Cap Value	1,123,957	931,554	484,603	—	1,510,307
High Yield	6,013,011	15,269,575	3,642,060	—	17,009,533
International Growth	3,737,794	2,841,726	1,978,166	—	4,785,588
International Value	3,689,121	2,906,726	1,972,569	—	4,668,576
Jennison Large-Cap Growth	1,099,857	2,184,919	787,653	—	2,706,844
Large-Cap Value	1,186,317	2,070,917	599,295	—	2,546,192
Loomis Sayles Large-Cap Growth	2,954,536	1,844,342	1,794,163	—	3,362,603
Lord Abbett Core Fixed-Income	28,110,987	20,635,474	33,252,202	—	15,575,054
MFS Growth.	2,204,377	1,505,149	1,203,553	—	2,720,612
MFS Large-Cap Value	1,185,546	897,440	566,035	—	1,531,507
Mid-Cap Value	125,313	89,056	50,964	—	155,261
Money Market	4,772,315	3,574,852	1,373,247	—	6,973,920
Neuberger Berman Core Bond	14,955,445	10,119,643	24,828,519	—	—
Neuberger Berman Mid-Cap Growth	116,678	75,453	38,053	—	—
Neuberger Berman/LSV Mid-Cap Value	125,060	89,056	52,049	—	155,646
Parametric Emerging Markets Equity	131,188	64,834	86,515	—	95,540
Prudential Core Bond	74,774,599	61,822,237	39,742,389	—	96,227,448
QMA Emerging Markets Equity	96,220	47,836	67,227	—	66,885
QMA International Core Equity	—	3,004,183	654,896	—	2,353,189
QMA Large Cap Value	6,138,573	6,344,870	2,579,156	—	10,195,848
Small-Cap Growth	785,729	524,155	430,322	—	888,368
Small-Cap Growth Opportunities	514,239	649,641	273,799	—	891,565
Small-Cap Value	1,415,111	1,120,212	508,268	—	1,979,360
T. Rowe Price Equity Income	1,564,620	626,376	1,077,565	—	—
T. Rowe Price Large-Cap Growth	1,103,818	1,518,109	611,409	—	2,171,552
T. Rowe Price Natural Resources	58,474	30,127	39,536	—	42,168
Wellington Management Global Bond	—	31,830,116	1,949,593	—	29,952,780
Western Asset Core Plus Bond	54,157,933	44,419,290	29,207,876	—	69,814,393
Western Asset Emerging Markets Debt	8,745,955	2,434,894	6,601,168	—	4,385,540

	$253,643,742	$327,316,873	$181,778,049	$—	$398,927,806

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Legg Mason Diversified Growth
Western Asset Core Plus Bond	$1,178,437	$9,266,000	$—	$—	$10,424,252
Western Asset Emerging Markets Debt	235,288	1,910,000	—	—	2,088,944

	$1,413,725	$11,176,000	$—	$—	$12,513,196

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Preservation Asset Allocation
AB Global Bond	$—	$440,546,663	$12,623,800	$—	$427,429,872

B16

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Preservation Asset Allocation (cont’d.)
AQR Emerging Markets Equity	$9,290,339	$—	$4,579,700	$—	$3,970,815
AQR Large-Cap	383,527,409	53,502,251	77,806,300	—	366,540,052
BlackRock / Loomis Sayles Bond .	—	183,969,581	5,265,200	—	176,653,284
BlackRock Low Duration Bond	108,985,070	7,000,000	6,486,200	—	110,002,607
Boston Partners Large-Cap Value	71,961,626	24,451,508	14,813,911	—	77,534,339
ClearBridge Dividend Growth	190,421,621	—	107,766,133	—	78,987,478
Goldman Sachs Global Income	—	293,482,098	8,423,500	—	286,454,976
Goldman Sachs Large-Cap Value .	95,484,441	3,099,361	38,954,901	—	96,083,708
Goldman Sachs Mid-Cap Growth	7,363,743	200,000	1,384,400	—	12,992,075
Goldman Sachs Small-Cap Value .	35,824,694	—	—	—	33,856,523
Goldman Sachs Strategic Income	292,646,221	6,705,000	119,722,109	—	174,334,359
Herndon Large-Cap Value	67,215,123	4,255,602	10,149,375	—	57,608,998
High Yield	142,800,502	111,130,000	7,807,300	—	237,430,538
International Growth	236,795,487	5,000,000	82,741,457	—	166,790,584
International Value	233,677,606	8,000,000	81,118,707	—	163,584,885
Jennison Large-Cap Growth	65,574,816	51,710,180	23,067,500	—	102,834,197
Large-Cap Value	72,087,942	48,974,299	17,324,300	—	97,510,320
Loomis Sayles Large-Cap Growth .	180,367,198	5,000,000	78,287,751	—	121,702,503
Lord Abbett Core Fixed Income	558,297,254	8,665,000	390,109,034	—	176,265,252
MFS Growth	134,946,489	3,000,000	47,513,106	—	99,171,780
MFS Large-Cap Value	70,954,630	3,660,383	15,971,008	—	58,312,804
Mid-Cap Value	7,936,622	200,000	1,004,100	—	6,652,943
Money Market	86,979,481	—	—	—	86,979,481
Neuberger Berman Core Bond	297,053,071	2,240,000	299,767,695	—	—
Neuberger Berman Mid-Cap Growth	7,368,336	200,000	592,000	—	—
Neuberger Berman/LSV Mid-Cap Value	7,816,132	200,000	1,003,700	—	6,614,633
Parametric Emerging Markets Equity.	7,772,055	—	3,501,000	—	3,523,936
Prudential Core Bond	1,485,724,204	53,375,000	406,455,765	—	1,130,626,058
QMA Emerging Markets Equity	5,884,019	—	3,368,200	—	2,088,658
QMA International Core Equity	—	98,867,564	17,963,200	—	81,106,642
QMA Large-Cap	382,856,684	49,568,682	72,801,100	—	365,916,865
Small-Cap Growth	51,971,239	2,000,000	20,625,492	—	34,114,114
Small-Cap Growth Opportunities	33,361,493	10,608,092	10,925,000	—	33,451,954
Small-Cap Value	59,488,531	—	19,472,700	—	37,976,363
T. Rowe Price Equity Income	94,632,655	3,000,000	53,252,660	—	—
T. Rowe Price Large-Cap Growth .	66,305,681	27,884,278	21,037,400	—	80,087,175
T. Rowe Price Natural Resources .	3,642,567	—	279,400	—	2,702,357
Templeton Global Bond	1,426,378	—	4,600	—	1,355,982
Wellington Global Bond	—	367,020,151	10,526,700	—	357,618,417
Western Asset Core Plus Bond	1,076,040,491	32,045,000	298,994,823	—	819,888,685
Western Asset Emerging Markets Debt	171,418,427	—	111,320,600	—	56,438,947

	$6,805,900,277	$1,909,560,693	$2,504,811,827	—	$6,233,195,159

Written options transactions, during the year ended December 31, 2015, were as follows:

	Advanced Strategies		BlackRock Global Strategies
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	263,421,240	$3,530,088	97,050	$87,647

B17

	Advanced Strategies		BlackRock Global Strategies
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Written options	3,042,845,885	15,084,367	858,156	681,178
Expired options	(1,309,076,145)	(8,895,546)	(496,206)	(378,901)
Closed options	(857,433,040)	(4,859,739)	(278,700)	(194,434)

Balance at end of year	1,139,757,940	$4,859,170	180,300	$195,490

	BlackRock/Loomis Sayles		BlackRock Low Duration Bond
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	113,300,000	$207,826
Written options	1,392,746	10,866,492	163,590,000	960,183
Expired options	(332,285)	(1,918,684)	(80,400,000)	(404,404)
Closed options	(411,703)	(6,866,443)	(196,490,000)	(763,605)

Balance at end of year	648,758	$2,081,365	—	$—

			Prudential Growth Allocation
			Number of Contracts/ Notional Amount	Premium
Balance at beginning of year			4,950,000	$344,629
Written options			29,991,600	3,740,225
Expired options			(15,906,000)	(1,226,734)
Closed options			(13,240,400)	(1,404,901)

Balance at end of year			5,795,200	$1,453,219

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

B18

The following Portfolios utilized the SCA during the year ended December 31, 2015. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
Advanced Strategies	$3,063,600	1.42%	5	$8,660,000	—
BlackRock Global Strategies.	708,909	1.46%	11	3,593,000	—
BlackRock / Loomis Sayles Bond	9,633,167	1.44%	6	34,192,000	—
BlackRock Low Duration Bond	267,000	1.60%	1	267,000	—
FI Pyramis® Qualitative	4,529,000	1.44%	11	14,150,000	—
Legg Mason Diversified Growth	385,500	1.43%	2	662,000	—
Prudential Growth Allocation	3,412,677	1.43%	31	10,724,000	—
Schroders Global Tactical	1,405,375	1.43%	24	3,214,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2015, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

10.	Reorganization

On June 15, 2015, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the AST FI Pyramis Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, and AST Schroders Multi Asset World Strategies Portfolio (the “Merged Portfolios”) for shares of T. Rowe Price Asset Allocation, Prudential Growth Allocation, RCM World Trends, and Schroders Global Tactical (the “Acquiring Portfolios”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on October 5, 2015 and the reorganization took place on October 16, 2015.

On reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investments Cost	Total Investment Value
AST FI Pyramis
Asset Allocation Portfolio	$3,212,406,677	$3,259,876,166
AST Franklin Templeton
Founding Funds Allocation Portfolio	4,586,256,574	4,772,280,664
AST Franklin Templeton
Founding Funds Plus Portfolio	898,059,699	890,355,691
AST Schroders Multi Asset
World Strategies Portfolio	3,191,443,940	3,190,000,354

The purpose of the transactions was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on October 16, 2015:

B19

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST FI Pyramis Asset Allocation Portfolio	242,492,306	T. Rowe Price Asset Allocation Portfolio	137,013,754	$3,262,312,494
AST Franklin Templeton Founding Funds Allocation Portfolio	354,758,191	Prudential Growth Allocation	366,206,101	4,808,292,797
AST Franklin Templeton Founding Funds Plus Portfolio	82,041,339	RCM World Trends	73,155,271	890,299,652
AST Schroders Multi Asset World Strategies Portfolio	203,505,691	Schroders Global Tactical	220,013,634	3,267,221,362

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
AST FI Pyramis Asset Allocation Portfolio	$3,262,312,494	$47,469,489	T. Rowe Price Asset Allocation Portfolio	$10,799,590,446
AST Franklin Templeton Founding Funds Allocation Portfolio	4,808,292,797	186,024,090	Prudential Growth Allocation	6,942,502,140
AST Franklin Templeton Founding Funds Plus Portfolio	890,299,652	(7,704,008)	RCM World Trends	4,475,667,167
AST Schroders Multi Asset World Strategies Portfolio	3,267,221,362	(1,443,586)	Schroders Global Tactical	4,529,336,374

Assuming the acquisitions had been completed on January 1, 2015, the Acquiring Portfolios results of operations for the year ended December 31, 2015 were as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
T. Rowe Price Asset Allocation Portfolio	$206,939,242	$(202,657,120)	$4,282,122
Prudential Growth Allocation	189,239,446	(464,732,593)	(275,493,147)
RCM World Trends	55,268,409	(110,394,270)	(55,125,861)
Schroders Global Tactical	73,213,651	(209,968,048)	(136,754,397)

(a)	Net investment income as reported in the Statement of Operations of the Acquiring Portfolios, plus net investment income (loss) from the Merged Portfolios pre-merger as follows: AST FI Pyramis Asset Allocation Portfolio $28,027,655, AST Franklin Founding Funds Allocation Portfolio $91,053,533, AST Franklin Founding Funds Plus Portfolio $(272,399), and AST Schroders Multi Asset World Strategies Portfolio $30,654,323.

(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AST FI Pyramis Asset Allocation Portfolio $1,023,594, AST Franklin Founding Funds Allocation Portfolio $(256,321,490), AST Franklin Founding Funds Plus Portfolio $(36,778,186), and AST Schroders Multi Asset World Strategies Portfolio $(84,175,582).

Because both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

B20

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since October 16, 2015.

11.	New Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Trust for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

12.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Co-Managers (PI and AST Investment Services), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B21

Financial Highlights

	AST Advanced Strategies Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.94	$14.08	$12.08	$10.84	$10.93

Income (Loss) From Investment Operations:
Net investment income	.19	.18	.14	.18	.17
Net realized and unrealized gain (loss) on investments	(.08)	.68	1.86	1.28	(.16)

Total from investment operations	.11	.86	2.00	1.46	.01

Less Distributions:	—	—	—	(.22)	(.10)

Net Asset Value, end of year	$15.05	$14.94	$14.08	$12.08	$10.84

Total Return(a)	.74%	6.11%	16.56%	13.65%	.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,472.7	$8,895.8	$8,426.2	$6,350.6	$3,784.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.88%	.89%	.90%	.93%	.95%
Expenses Before Waivers and/or Expense Reimbursement	.92%	.92%	.93%	.98%	.99%
Net investment income	1.28%	1.25%	1.10%	1.54%	1.74%
Portfolio turnover rate	138%	140%	148%	172%	221%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.70	$13.80	$11.73	$10.91	$11.11

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.02)	(.02)	.11	.12
Net realized and unrealized gain (loss) on investments.	.09	.92	2.09	1.21	(.25)

Total from investment operations	.07	.90	2.07	1.32	(.13)

Less Distributions:	—	—	—	(0.50)	(.07)

Net Asset Value, end of year	$14.77	$14.70	$13.80	$11.73	$10.91

Total Return(a)	.48%	6.52%	17.65%	12.48%	(1.22)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,497.4	$11,009.6	$10,590.7	$8,712.2	$6,447.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.15%	.16%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.16%
Net investment income (loss)	(.14)%	(.14)%	(.15)%	1.06%	1.06%
Portfolio turnover rate	25%	16%	47%	38%	71%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST BlackRock Global Strategies Portfolio
	Year Ended December 31,				April 29, 2011(c) through December 31, 2011
	2015(d)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.00	$11.45	$10.32	$9.27	$10.00

Income (Loss) From Investment Operations:
Net investment income	.13	.12	.09	.10	.06
Net realized and unrealized gain (loss) on investments	(.49)	.43	1.04	1.00	(.79)

Total from investment operations	(.36)	.55	1.13	1.10	(.73)

Less Distributions:.	—	—	—	(0.05)	—

Net Asset Value, end of period	$11.64	$12.00	$11.45	$10.32	$9.27

Total Return(a)	(3.00)%	4.80%	10.95%	11.90%	(7.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,221.5	$2,325.9	$2,207.7	$1,772.9	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.11%	1.10%	1.10%	1.08	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.11%	1.11%	1.13%	1.15	%(e)
Net investment income.	1.05%	1.01%	.98%	1.26%	1.10	%(e)
Portfolio turnover rate	253%	266%	380%	550%	314	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST BlackRock/Loomis Sayles Bond Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)		2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.81	$12.29	$12.52	$11.91		$12.16

Income (Loss) From Investment Operations:
Net investment income	.31	.22	.18	.25		.26
Net realized and unrealized gain (loss) on investments	(.58)	.30	(.41)	.84		.13

Total from investment operations	(.27)	.52	(.23)	1.09		.39

Less Distributions:	—	—	—	(.48)		(.64)

Net Asset Value, end of year	$12.54	$12.81	$12.29	$12.52		$11.91

Total Return(a)	(2.11)%	4.23%	(1.84)%	9.32%		3.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,773.4	$4,050.1	$7,045.8	$8,159.5		$6,925.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.71%	.73%	.72%	.73	%(d)	.74	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.75%	.73%	.73%	.77	%(d)	.77	%(d)
Net investment income	2.41%	1.75%	1.46%	2.06%		2.14%
Portfolio turnover rate	570%	280%	348%	482%		755%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST BlackRock Low Duration Bond Portfolio
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.34	$10.35	$10.58	$10.55	$10.58

Income (Loss) From Investment Operations:
Net investment income	.09	.15	.13	.10	.14
Net realized and unrealized gain (loss) on investments	(.04)	(.16)	(.36)	.38	.11

Total from investment operations	.05	(.01)	(.23)	.48	.25

Less Distributions:	—	—	—	(.45)	(.28)

Net Asset Value, end of year	$10.39	$10.34	$10.35	$10.58	$10.55

Total Return(a)	.48%	(.10)%	(2.17)%	4.60%	2.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$863.1	$918.7	$1,052.5	$1,178.0	$1,026.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	.74%	.77%	.76%	.76%	.77%
Expenses Before Waivers and/or Expense Reimbursement	.77%	.77%	.76%	.78%	.78%
Net investment income	.87%	1.48%	1.09%	.95%	1.34%
Portfolio turnover rate	389%	278%	85%	297%	575%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Defensive Asset Allocation Portfolio
	Year Ended December 31,		April 29, 2013(c) through December 31, 2013(d)
	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.31	$9.80	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	—	.52	(.18)

Total from investment operations	(.02)	.51	(.20)

Net Asset Value, end of period	$10.29	$10.31	$9.80

Total Return(a)	(.19)%	5.20%	(2.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$400.6	$254.9	$129.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.19%	.21%	.37	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.19%	.21%	.37	%(e)
Net investment loss.	(.19)%	(.21)%	(.37	)%(e)
Portfolio turnover rate	56%	55%	38	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST FI Pyramis® Quantitative Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.11	$11.74	$10.23	$9.46	$9.76

Income (Loss) From Investment Operations:
Net investment income	.16	.20	.18	.22	.21
Net realized and unrealized gain (loss) on investments	(.04)	.17	1.33	.77	(.35)

Total from investment operations	.12	.37	1.51	.99	(.14)

Less Distributions:	—	—	—	(.22)	(.16)

Net Asset Value, end of year	$12.23	$12.11	$11.74	$10.23	$9.46

Total Return(a)	.99%	3.15%	14.76%	10.64%	(1.51)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,819.7	$4,929.2	$5,030.0	$4,112.7	$2,784.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.80%	.82%	.89%	.93%	.94%
Expenses Before Waivers and/or Expense Reimbursement	.94%	.94%	.93%	.97%	.98%
Net investment income	1.31%	1.45%	1.79%	2.23%	2.33%
Portfolio turnover rate	125%	241%	69%	94%	130%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Legg Mason Diversified Growth Portfolio
	Year Ended December 31, 2015(d)	November 24, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.96	$10.00

Income (Loss) From Investment Operations:
Net investment income	.13	.01
Net realized and unrealized loss on investments	(.22)	(.05)

Total from investment operations	(.09)	(.04)

Net Asset Value, end of period	$9.87	$9.96

Total Return(a)	(.90)%	(0.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$83.7	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.97%	.96	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.01%	9.18	%(e)
Net investment income	1.31%	1.29	%(e)
Portfolio turnover rate	57%	11	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.92	$13.16	$12.05	$11.76	$11.75

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.01)	(.02)	.17	.16
Net realized and unrealized gain (loss) on investments	.04	.77	1.13	1.00	(.04)

Total from investment operations	.02	.76	1.11	1.17	.12

Less Distributions:	—	—	—	(.88)	(.11)

Net Asset Value, end of year	$13.94	$13.92	$13.16	$12.05	$11.76

Total Return(a)	.14%	5.78%	9.21%	10.38%	.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,781.4	$7,488.2	$7,669.2	$7,677.2	$5,854.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	0.16%	.15%	.16%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	0.16%	.16%	.16%
Net investment income (loss)	(.14)%	(.15)%	(0.15)%	1.40%	1.34%
Portfolio turnover rate	29%	19%	30%	26%	58%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.06	$11.96	$10.22	$9.20	$9.91

Income (Loss) From Investment Operations:
Net investment income	.16	.15	.13	.16	.15
Net realized and unrealized gain (loss) on investments.	(.24)	.95	1.61	1.02	(.76)

Total from investment operations	(.08)	1.10	1.74	1.18	(.61)

Less Distributions:	—	—	—	(.16)	(.10)

Net Asset Value, end of year	$12.98	$13.06	$11.96	$10.22	$9.20

Total Return(a)	(.61)%	9.20%	17.03%	12.92%	(6.22)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,796.4	$7,157.2	$6,379.5	$5,048.9	$3,253.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.92%	.92%	.92%	.93%	.93%
Expenses Before Waivers and/or Expense Reimbursement	.92%	.93%	.94%	.97%	.98%
Net investment income	1.21%	1.28%	1.28%	1.86%	1.43%
Portfolio turnover rate	211%	153%	288%	98%	150%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST RCM World Trends Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.07	$11.49	$10.21	$9.60	$9.96

Income (Loss) From Investment Operations:
Net investment income	.14	.14	.07	.05	.06
Net realized and unrealized gain (loss) on investments	(.16)	.44	1.21	.91	(.24)

Total from investment operations	(.02)	.58	1.28	.96	(.18)

Less Distributions:	—	—	—	(.35)	(.18)

Net Asset Value, end of year	$12.05	$12.07	$11.49	$10.21	$9.60

Total Return(a)	(.17)%	5.05%	12.54%	10.28%	(1.82)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,229.6	$4,655.1	$4,457.3	$3,616.9	$2,196.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.00%	.74%	.21%	.23%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	.82%	.30%	.32%
Net investment income	1.15%	1.20%	.73%	.73%	.72%
Portfolio turnover rate	51%	34%	153%	96%	113%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Schroders Global Tactical Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.81	$14.00	$11.85	$10.34	$10.71

Income (Loss) From Investment Operations:
Net investment income	.12	.26	.21	.11	.06
Net realized and unrealized gain (loss) on investments	(.25)	.55	1.94	1.52	(.31)

Total from investment operations	(.13)	.81	2.15	1.63	(.25)

Less Distributions:	—	—	—	(.12)	(.12)

Net Asset Value, end of year	$14.68	$14.81	$14.00	$11.85	$10.34

Total Return(a)	(.88)%	5.79%	18.14%	15.91%	(2.39)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,528.7	$4,594.6	$4,329.7	$3,011.3	$1,613.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.04%	1.05%	.81%	.23%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.06%	.86%	.32%
Net investment income	.80%	1.81%	1.63%	.93%	.61%
Portfolio turnover rate	83%	99%	165%	361%	133%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.59	$22.28	$19.07	$17.21	$17.05

Income (Loss) From Investment Operations:
Net investment income	0.36	0.36	0.33	0.33	0.27
Net realized and unrealized gain (loss) on investments.	(0.35)	0.95	2.88	1.95	0.07

Total from investment operations	0.01	1.31	3.21	2.28	0.34

Less Distributions:	—	—	—	(0.42)	(0.18)

Capital Contributions:(d)	—	—	—	—	— (e)

Net Asset Value, end of year	$23.60	$23.59	$22.28	$19.07	$17.21

Total Return(a)	0.04%	5.88%	16.83%	13.50%	1.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$13,822.8	$11,096.7	$10,345.8	$7,603.6	$4,259.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.87%	0.89%	0.93%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.90%	0.91%	0.92%	0.97%	0.98%
Net investment income	1.52%	1.61%	1.58%	1.77%	1.84%
Portfolio turnover rate	94%	66%	54%	51%	92%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests. (c) Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

	AST T. Rowe Price Growth Opportunities Portfolio
	Year Ended December 31, 2015(d)	February 10, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.67	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08	0.01
Net realized and unrealized gain on investments	0.08	0.66

Total from investment operations	0.16	0.67

Net Asset Value, end of period	$10.83	$10.67

Total Return(a)	1.50%	6.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$566.5	$303.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.60	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.60	%(e)
Net investment income	0.75%	0.29	%(e)
Portfolio turnover rate	55%	41	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST BlackRock/Loomis-Sayles Bond Portfolio (formerly AST PIMCO Total Return Bond Portfolio), AST BlackRock/Low Duration Bond Portfolio (formerly AST PIMCO Limited Maturity Bond Portfolio), AST Defensive Asset Allocation Portfolio, AST FI Pyramis Quantitative Portfolio, AST Legg Mason Diversified Growth Portfolio, AST Preservation Asset Allocation Portfolio, AST Prudential Growth Allocation Portfolio, AST RCM World Trends Portfolio, AST Schroders Global Tactical Portfolio, AST T. Rowe Price Asset Allocation Portfolio, and AST T. Rowe Price Growth Opportunities Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers or transfer agents were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under”Interested Trustee,” above.

E3

Board Approval of Sub-Subadvisory Agreement: AST Advanced Strategies Portfolio-unaudited

Initial Approval of the Portfolio’s Sub-Subadvisory Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (the Trust) considered a proposed sub-subadvisory agreement (the Sub-Subadvisory Agreement) with Pramerica Investment Management Limited (PIML) (PIML is now known as PGIM Limited)), an affiliate of Prudential Investment Management, Inc. (PIM) (PIM is now known as PGIM, Inc. (PGIM)), with respect to the AST Advanced Strategies Portfolio, (the Portfolio). The Board, including a majority of the Trust’s trustees who are not parties to the Sub-Subadvisory Agreement or interested persons of any such party (the Independent Trustees), met on September 29-30, 2015 (the Board Meeting) and approved the Sub-Subadvisory Agreement for an initial two year period, after concluding that approval of the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Sub-Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by PIML; the fees paid by the Portfolio to Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Manager), by the Manager to PIM under the subadvisory agreement, and the fee arrangement between PIM and PIML; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to PIML. In connection with its deliberations, the Board considered information provided by the Manager and PIML at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements among the Manager, PIM and PIML, which will serves as the Portfolio’s sub-subadviser pursuant to the terms of the Sub-Subadvisory Agreement, are appropriate in light of the services to be performed and the fee arrangement under the Sub-Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Sub-Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIM, the Portfolio’s existing subadviser, and those that would be provided by PIML under the Sub-Subadvisory Agreement, noting that the Sub-Subadvisory Agreement required PIML to assist PIM in day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of PIML. The Board considered that PIML has previously provided recommendations to PIM and that the Sub-Subadvisory Agreement permits PIML to trade securities for the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIML. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to PIML.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIML, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by PIML.

Performance

The Board noted that PIML would serve as sub-subadviser to the Portfolio and trade certain securities in certain foreign markets. The Board considered that PIML previously provided recommendations to PIM and that the Manager recommended the Sub-Subadvisory Agreement to increase PIML’s authority to trade securities.

Fee Rates

The Board considered the fee rates payable by the Manager to PIM under the subadvisory agreement for the Portfolio, and the proposed fee arrangement between PIM and PIML under the Sub-Subadvisory Agreement. The Board noted that PIM would be responsible to pay fees to PIML and that there would be no increase in the fees and expenses of the Portfolio or change in the fees paid by the Manager to PIM.

Profitability

Because the engagement of PIML is new, there is no historical profitability information with respect to the proposed sub-subadvisory arrangement. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

Because PIM will be responsible to pay fees to PIML and because there will be no increase in the fees and expenses of the Portfolio or change in the fees paid by the Manager to PIM, the Board did not consider this factor. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to PIML or its Affiliates

The Board considered potential “fall out” or ancillary benefits anticipated to be received by PIML and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by PIML included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Conclusion

After full consideration of these factors, the Board concluded that approving the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

Board Approval of Sub-Subadvisory Agreement: AST Prudential Growth Allocation Portfolio

Initial Approval of the Portfolio’s Sub-Subadvisory Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (the Trust) considered a proposed sub-subadvisory agreement (the Sub-Subadvisory Agreement) with Pramerica Investment Management Limited (PIML) (PIML is now known as PGIM Limited)), an affiliate of Prudential Investment Management, Inc. (PIM) (PIM is now known as PGIM, Inc. (PGIM)), with respect to the AST Prudential Growth Allocation Portfolio, (the Portfolio). The Board, including a majority of the Trust’s trustees who are not parties to the Sub-Subadvisory Agreement or interested persons of any such party (the Independent Trustees), met on September 29-30, 2015 (the Board Meeting) and approved the Sub-Subadvisory Agreement for an initial two year period, after concluding that approval of the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Sub-Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by PIML; the fees paid by the Portfolio to Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Manager), by the Manager to PIM under the subadvisory agreement, and the fee arrangement between PIM and PIML; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to PIML. In connection with its deliberations, the Board considered information provided by the Manager and PIML at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements among the Manager, PIM and PIML, which will serves as the Portfolio’s sub-subadviser pursuant to the terms of the Sub-Subadvisory Agreement, are appropriate in light of the services to be performed and the fee arrangement under the Sub-Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Sub-Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIM, the Portfolio’s existing subadviser, and those that would be provided by PIML under the Sub-Subadvisory Agreement, noting that the Sub-Subadvisory Agreement required PIML to assist PIM in day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of PIML. The Board considered that PIML has previously provided recommendations to PIM and that the Sub-Subadvisory Agreement permits PIML to trade securities for the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIML. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to PIML.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIML, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by PIML.

Performance

The Board noted that PIML would serve as sub-subadviser to the Portfolio and trade certain securities in certain foreign markets. The Board considered that PIML previously provided recommendations to PIM and that the Manager recommended the Sub-Subadvisory Agreement to increase PIML’s authority to trade securities.

Fee Rates

The Board considered the fee rates payable by the Manager to PIM under the subadvisory agreement for the Portfolio, and the proposed fee arrangement between PIM and PIML under the Sub-Subadvisory Agreement. The Board noted that PIM would be responsible to pay fees to PIML and that there would be no increase in the fees and expenses of the Portfolio or change in the fees paid by the Manager to PIM.

Profitability

Because the engagement of PIML is new, there is no historical profitability information with respect to the proposed sub-subadvisory arrangement. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

Because PIM will be responsible to pay fees to PIML and because there will be no increase in the fees and expenses of the Portfolio or change in the fees paid by the Manager to PIM, the Board did not consider this factor. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to PIML or its Affiliates

The Board considered potential “fall out” or ancillary benefits anticipated to be received by PIML and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by PIML included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Conclusion

After full consideration of these factors, the Board concluded that approving the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

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The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

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0239748-00005-00    AST-AR-C

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2015

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AST Academic Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST New Discovery Asset Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST AQR Large-Cap Portfolio	A86
	AST Capital Growth Asset Allocation Portfolio	A93
	AST ClearBridge Dividend Growth Portfolio	A97
	AST Goldman Sachs Multi-Asset Portfolio	A101
	AST J.P. Morgan Global Thematic Portfolio	A172
	AST J.P. Morgan Strategic Opportunities Portfolio	A237
	AST New Discovery Asset Allocation Portfolio	A311
	Glossary	A327

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-3.22%	3.90%	3.44%
Blended Index	-1.78	4.08	4.16
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the 12-month period ended December 31, 2015, the AST Academic Strategies Asset Allocation Portfolio returned -3.22%.

The net assets of the Portfolio at December 31, 2015 were $5,799.8 million.

The Portfolio’s investment objective is to seek long-term capital appreciation. It is subadvised by Alpha Simplex Group, LLC, AQR Capital Management, LLC/CNH Partners, LLC, CoreCommodity Management, LLC, First Quadrant, L.P., J.P. Morgan Investment Management, Inc., Jennison Associates LLC, Pacific Investment Management Company LLC, Quantitative Management Associates LLC (QMA), and Western Asset Management Company/Western Asset Management Company Limited.

What were market conditions during the reporting period?

The Blended Index returned -1.78% for the year. The year was very volatile for almost all asset classes, largely because of the slowing of China’s economy and Europe, the large drop in oil and other commodity prices, and reduced 2015 corporate earnings estimates. The United States ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international developed market stocks posted slight losses. Emerging markets dropped. Bonds had a modestly positive year, only slightly trailing domestic equities. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year.

What strategies or holdings affected the Portfolio’s performance?

Strategic asset allocation, the Portfolio’s long-term base posture, had the largest negative effect on its performance relative to the Index. Exposure to emerging markets stocks detracted, as the slowing Chinese economy continued to put pressure on other emerging countries. Tactical asset allocation (short-term shifts) helped relative performance, particularly a significant underweight in commodities. However, an overweight in value stocks over growth detracted. An exposure to global infrastructure also added value, as this sleeve strongly outperformed commodities.

Security selection within the sleeves helped, as the Portfolio’s large-cap growth subadvisers outperformed their Index targets, partially offset by four of the five large-cap value subadvisers underperforming theirs. AST Herndon LCV and AST Large Cap Value, subadvised by Hotchkis & Wiley, were among the worst performers. Herndon was hurt by its overweight in energy, while Hotchkis’ deep value investment style was a drag in the growth-led markets.

Did the Portfolio’s use of derivatives affect performance?

Several of the Portfolio’s subadvisers use derivatives. Sometimes they are used to maintain market exposure while providing liquidity to meet shareholder redemptions. They also are used to get in and out of positions quickly. Bond sleeves use derivatives such as interest rate swaps, futures, options, and swaptions to gain interest rate and inflation exposures to various countries quickly and efficiently. Alternative strategy sleeves use derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds, or as half of an arbitrage position to hedge another position in a sleeve. The Portfolio has an overlay sleeve to both provide liquidity and enhance performance. It is managed as a completion fund for the overall Portfolio. That is, it brings the net asset allocation of a fund to a desired posture after the various sleeve exposures are taken into account.

Taken in isolation, any of these strategies may have added or detracted from Portfolio performance, but most of the Portfolio’s overall return was driven by the subadvisers’ stock and bond holdings.

Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Bloomberg Commodities Index (10%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, Wilshire U.S. REIT IndexSM (10%) an unmanaged index that measures U.S. publicly traded real estate investment trust, and BofA ML 3-Month U.S. Treasury Bill Index (15%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

1

AST AQR Large-Cap Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.73%	12.03%
S&P 500 Index	1.39	12.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2015, the AST AQR Large-Cap Portfolio returned 1.73%.

The net assets of the Portfolio at December 31, 2015 were $2,912.3 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management LLC.

What were market conditions during the reporting period?

Developed equity markets ended the year largely flat but experienced some fairly dramatic shifts over the reporting period. Equity markets performed well early in the year but experienced poor mid-year performance due to a slowdown in Chinese economic growth data and concerns over falling commodity prices. Equity markets rebounded late in the year due to reduced uncertainty surrounding the timing of the Federal Reserve rate increases and better-than-expected corporate earnings and housing data. The US dollar strengthened and US equity markets ended the year with positive performance, with the S&P 500 Total Return Index posting a 1.39% return.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio employs a diverse set of fundamental inputs and applies them in a disciplined and systematic manner. The approach combines bottom-up security and industry selection decisions to seek excess returns and take advantage of mispricing in securities across several dimensions. Investment views are generated using a multi-factor approach based on the combination of valuation, fundamental and price momentum, earnings quality, investor sentiment, stability, and management signaling measures. AQR generates views on individual securities for each investment theme and builds theoretical portfolios for each theme.

Momentum within industries, investor sentiment, and indirect momentum were the best-performing themes over the year. The momentum theme identifies stocks that have improved in price and have strengthening fundamentals. The investor sentiment theme indicates the direction of “smart money” and includes various measures of short-seller activities from short interest and options markets. Conversely, the management signaling and stability themes were the largest detractors from performance over the year.

Did the Portfolio’s use of derivatives affect performance?

Positive performance was captured through equities and equity index futures. Derivatives performed as expected and allowed the Portfolio to gain exposure to the equity market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Capital Growth Asset Allocation Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.53%	7.93%	5.38%
Blended Index	0.57	8.86	6.36
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST Capital Growth Asset Allocation Portfolio returned 0.53%.

The net assets of the Portfolio at December 31, 2015 were $12,583.3 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA). QMA along with the Strategic Investment Research Group of Prudential Investments LLC, determines the Portfolio’s asset allocation strategy.

What were market conditions during the reporting period?

The Portfolio’s performance is measured against a custom blend of indexes (the Blended Index, defined below) that returned 0.57% for the year. Stock and bond markets both ended the year in slightly positive territory. Domestic stocks outperformed international developed markets, which ended the year with a slightly negative return to US-dollar-based investors. Commodities and emerging market stocks experienced significant declines over the year.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations (short term changes) detracted from performance relative to the Index. Through the first half of the year, the Portfolio benefited from an overweight in stocks as both domestic and international developed stock markets outperformed the broad bond market. As concerns about China escalated in the second half of the year, the Portfolio became more defensive, positioning close to the Index weights. This move also helped relative performance as global stock markets tumbled during the summer. However, a tilt towards value stocks hurt performance as the value style trailed growth in markets of all capitalization ranges. In addition, several off-benchmark positions proved to be significant detractors, accounting for most of the tactical losses. The largest impact came from an allocation to high yield bonds, but positions in emerging market and natural resource stocks also saw sizable declines. However, exposure to these stock classes was limited because the investment team had been cautious about them even prior to 2015.

Security selection within the segments added to net value. In domestic stocks, the large-cap growth segments outperformed the Index target, while large-cap value segments underperformed, except for the MFS Value segment. Among small caps, both growth and value segments augmented performance. In international stocks, developed market segments added value, while emerging market segments detracted. Bond performance largely detracted from relative performance, except for the allocation to the AST Western Asset Core Plus Bonds segment.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s fund of funds structure is managed by QMA with an actively managed segment that uses derivatives to gain market exposure. This is used to manage cash flows and to provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio and had no material impact on the performance.

Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. Russell 3000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

3

AST ClearBridge Dividend Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-3.57%	9.54%
S&P 500 Index	1.39	13.48

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2015, the AST ClearBridge Dividend Growth Portfolio returned -3.57%.

The net assets of the Portfolio at December 31, 2015 were $731.7 million.

The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation. The Portfolio is subadvised by ClearBridge Investments, LLC.

What were market conditions during the reporting period?

The S&P 500 Index (the Index) was up by 1.39% for the year. It was a poor year for value investing, which trailed growth across the capitalization range. Investors were cautious about stocks in general. Chief among their concerns was anemic economic growth outside the United States. The Chinese economy slowed more than expected and Europe remained weak. In the US, investors were concerned about the effects of rising interest rates and sluggish earnings growth. As a result, they have largely avoided risk. Positive sectors of the Index included the consumer sectors, health care, and technology, while financials and utilities, often the source of dividend growth, joined the energy and materials sectors on the negative side.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio had net losses in its energy, financials, and materials sectors. Both sector allocation and stock selection detracted from performance relative to the Index. Despite the benefit of an overweight in the consumer staples sector, large underweights in the technology and consumer discretionary sectors made sector allocations a net detractor. Not holding any of the Internet software or services companies (such as Facebook and Google, now known as Alphabet) within the technology sector also hurt. In the consumer discretionary sector, the absence of Internet retailers and restaurant providers (such as Amazon, Starbucks, and Darden) detracted from relative performance. The five leading individual contributors to Portfolio performance for the year were General Electric, Home Depot, Microsoft, Kimberly-Clark, and UnitedHealth Group. The five largest detractors were Union Pacific, Spectra Energy, Time Warner, Wal-Mart, and American Express.

The Portfolio’s investment strategy of seeking companies that are increasing their dividends determines its holdings and sector positioning. This year, having an overweight in securities with a dividend yield greater than 2% detracted from relative performance because investors preferred stocks that either paid no dividend or had a yield less than 1%. This was not because they had an aversion to income, but instead was a by-product of their risk-averse move to the small number of companies with steady earnings growth.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-0.91%	4.41%	3.48%
Blended Index	0.36	5.93	4.09
S&P 500 Index	1.39	12.55	6.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Goldman Sachs Mutli-Asset Portfolio returned -0.91%.

The net assets of the Portfolio at December 31, 2015 were $2,665.8 million.

The investment objective of the Portfolio is to obtain a high level of total return consistent with its level of risk tolerance. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

Financial markets were dominated by central bank policy, China, and concerns over global growth, and was marked by periods of heightened volatility. Global equities struggled to gain traction as markets tried to digest the implications of quantitative easing in Europe, volatility in oil markets, geopolitical events in Russia and Greece, and an evolving currency story around US dollar strength. Global equities especially suffered after entering correction territory in August, triggered by the devaluation of the Chinese yuan. The US dollar strengthened over the year versus most major currencies in anticipation of the first rate hike in nearly a decade, which was announced in December. Commodity prices, which first began to fall in mid-2014, continued to decline and affected energy-related sectors across equities and fixed income, most notably in the high yield bond market. Risk assets in emerging markets significantly underperformed developed markets, driven by the stronger US dollar and challenging commodities performance.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio was down modestly relative to the Blended Index. The Portfolio’s fixed income segment outperformed global equities. It maintained a broad overweight in equities and underweight in fixed income in the belief that risk assets could perform well given global growth potential over the medium to long term, a view that detracted from returns.

Global developed equity (unhedged) was modestly negative with strong performance in US and European large-cap equities. The Portfolio held out-of-benchmark exposure to US and international small-cap equities, which respectively under- and outperformed relative to global developed large-cap equity.

Tactical (short-term) adjustments in equities at a region and country level contributed to returns, namely underweighting emerging markets, which came under pressure, in preference for overweights in European and Japanese large-cap equities, which benefited from easing monetary policies.

Fixed income returns were modestly positive as market volatility continued to trigger flight-to-safety behavior. However, the Portfolio’s out-of-benchmark exposure to local currency emerging market debt detracted significantly due to weakness brought on by threats of a China slowdown and plummeting oil prices.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio makes use of derivatives when consistent with the stated investment objectives and policies to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives is through equity futures to replicate global developed market equity and US small-cap equity exposure. The Portfolio also uses currency forwards to match the currency exposure of the benchmark’s equity component. These derivatives did not meaningfully affect performance beyond the returns expected of the asset classes each respective derivative sought to replicate.

The Portfolio also makes use of derivatives to nimbly express active short-term views on the market. Equity futures were used to invest in select emerging markets (Taiwan and India), which detracted slightly from performance, and currency forwards were used to go long and short select developed and emerging currencies versus the US dollar, which contributed to performance.

Blended Index consists of Barclays U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and The MSCI World Index (GD) (50%) an unmanaged capitalization-weighted index that captures large- and mid-cap representation across 24 Developed Markets countries. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST J.P. Morgan Global Thematic Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-1.05%	6.69%	4.32%
Blended Index	-0.82	6.62	4.36
S&P 500 Index	1.39	12.55	6.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST J.P. Morgan Global Thematic Portfolio returned -1.05%.

The net assets of the Portfolio at December 31, 2015 were $2,949.2 million.

The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc. and Security Capital Research & Management, Inc.

What were market conditions during the reporting period?

The Portfolio’s Blended Index, defined below, returned -0.82%. The year was full of market-moving events, including Greece’s struggle with the European Union, weakness in crude oil prices, a strong US dollar, China’s economic slowdown and unpegging its currency, an emerging markets slowdown, and speculation about when the Federal Reserve would raise interest rates. There was a defensive tone in the markets as the S&P 500 Index finished the year with a positive total return of only 1.39% and that is due to dividends of large-cap stocks barely outperforming bonds, which generated a modest return of just 0.55%, as represented by the Barclays US Aggregate Index.

What strategies or holdings affected the Portfolio’s performance?

Tactical (short term) asset allocation decisions detracted from the Portfolio’s performance compared with the Index, but strong security selection contributed positively across both stocks and bonds, led by the Growth Advantage and Core Bond sleeves. The most significant detractors for security selection were the EAFE Plus and Global Opportunities sleeves.

The Portfolio’s overweight in domestic stocks, one of the best-performing stock markets, and its underweight in emerging markets begun in January, both contributed to its relative performance. In bonds, its yield curve positioning in the first half of the year anticipated a flattening yield curve, long on 30-year Treasury futures and short on two- and five-year Treasury futures, which detracted from performance when 30-year Treasury yields fell. A September overweight in high yield bonds, funded by reducing exposure to other corporate bonds, detracted from performance during the remainder of the year.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio utilizes derivatives (currency forwards and equity and bond futures) primarily to implement tactical views, hedge currencies and manage cash. As mentioned above, the Portfolio held long positions on 30-year Treasury futures and short positions on two- and five-year Treasury futures, which detracted from performance when 30-year Treasury yields rallied.

Blended Index consists of Russell 3000 Index (38.50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (14%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays High Yield 2% Constrained Index (3.0%) is a component of the U.S. Corporate High Yield Bond Index with a maximum exposure of 2% per issuer. The index includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity, MSCI Emerging Markets Index GD (8.0%) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, FTSE EPRA/NAREIT Developed Index (Total Return Net) (4.50%) is an unmanaged index designed to track the performance of listed real estate companies and REITS worldwide, and J.P. Morgan EMBI Global Index (2.0%) is an unmanaged index that tracks total returns for traded external debt instruments in the emerging markets. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.18%	5.34%	4.72%
Blended Index	0.60	5.61	5.16
S&P 500 Index	1.39	12.55	7.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the AST J.P. Morgan Strategic Opportunities Portfolio returned -0.18%.

The net assets of the Portfolio at December 31, 2015 were $2,666.8 million.

The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

What were market conditions during the reporting period?

The year was full of market-moving events, including Greece’s struggle with the European Union, weakness in crude oil prices, a strong U.S. dollar, China’s economic slowdown and the un-pegging of its currency, an emerging markets slowdown, and speculation about when the Federal Reserve would raise interest rates. There was a defensive tone in the markets as large-cap stocks (represented by the S&P 500 Index) finished the year with a positive total return of 1.39%, outperforming bonds, which generated a modest return of 0.55% (as represented by the Barclays US Aggregate Index).

What strategies or holdings affected the Portfolio’s performance?

Strategic (long-term) asset allocation and tactical (short-term shifts) asset allocation decisions detracted from returns compared with the Index, but security selection by sleeve was generally positive. The Portfolio’s overweight to domestic stocks, one of the best-performing stock markets, and its underweight to emerging markets contributed to its relative performance. In bonds, its yield curve positioning in the first half of the year anticipated a flattening yield curve, long on 30-year Treasury futures and short on two- and five-year Treasury futures, which detracted from performance when 30-year Treasury yields rallied.

Strong security selection contributed across all three categories: stocks, bonds, and alternatives, led by the Growth Advantage, Core Bond, and Capital Preservation sleeves. The most significant security selection detractors were the Strategic Income Opportunities and Research Market Neutral sleeves.

Did the Portfolio’s use of derivatives affect performance?

The portfolio utilizes derivatives (currency forwards, swaps and equity and bond futures, foreign fund currency futures) primarily to implement tactical views, hedge currencies and manage cash. As mentioned above, the Portfolio held long positions on 30-year Treasury futures and short positions on two- and five-year Treasury futures, which detracted from performance when 30-year Treasury yields rallied.

Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond lndex (50%), an unmanaged, index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. 3 Month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST New Discovery Asset Allocation Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-1.24%	7.16%
Blended Index	0.55	8.54
S&P 500 Index	1.39	13.32

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST New Discovery Asset Allocation Portfolio returned -1.24%.

The net assets of the Portfolio at December 31, 2015 were $744.1 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by C.S. McKee, LP, EARNEST Partners, Epoch Investment Partners, Inc., Longfellow Investment Management Co. LLC, Parametric Portfolio Assets LLC, Security Investors, LLC, Thompson, Siegel & Walmsley LLC, and Vision Capital Management, Inc.

What were market conditions during the reporting period?

The Portfolio’s benchmark, the Blended Index (the Index, defined below) returned 0.55%. The year was very volatile for global stocks, largely because of precipitously dropping oil prices, reduced 2015 corporate earnings estimates, the slowing of China’s economy, and China’s previously overheated stock market. The United States ended the year by raising interest rates for the first time in nine years. In contrast, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international stocks posted slight losses. Value stocks underperformed growth stocks. Bonds had a mixed, but modestly positive year. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year.

What strategies or holdings affected the Portfolio’s performance?

The active (non-indexed) subadvisors posted mixed results, negative in aggregate, with subadvisers of domestic stocks struggling and bond subadvisers outperforming. As risk-avoiding investors focused on the few companies exhibiting earnings growth, Epoch’s focus on value-oriented domestic stocks with good dividend yields suffered. The market assumed that a Federal Reserve interest rate “lift off” would draw many yield investors from stocks to bonds. Further, the large-cap value and large-cap growth segments of the Portfolio both saw relative results deteriorate in the second half of the year. The large-cap growth stock segment subadvised by Vision underperformed its growth index by a sizable margin due to Vision’s overweight in the underperforming energy sector and to specific holdings in the technology and consumer staples sectors.

Although the Portfolio’s international segment subadvised by TS&W outperformed its target, EARNEST’s segment underperformed by a significantly larger margin. EARNEST was hurt by its overweight in emerging markets, China and Brazil in particular, and by an inopportune underweight in Japan.

Did the Portfolio’s use of derivatives affect performance?

The active subadvisors generally do not use derivatives in managing their assets, although a subadviser may occasionally use derivatives to keep uninvested cash flow from accumulating. Such use was minimal in 2015 and had no material impact on performance.

Blended Index consists of Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged, index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%) an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged capitalization-weighted measure of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

Advanced Series Trust Presentation of Portfolio Holdings — (Unaudited)	December 31, 2015

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Global Real Estate Portfolio	7.1%
AST High Yield Portfolio	6.8%
AST International Value Portfolio	6.2%
AST Cohen & Steers Realty Portfolio	4.8%
AST International Growth Portfolio	4.4%

AST AQR Large-Cap
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.4%
Microsoft Corp.	2.6%
Pfizer, Inc.	2.2%
Wal-Mart Stores, Inc.	1.4%
Berkshire Hathaway, Inc. (Class B Stock)	1.4%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST AQR Large-Cap Portfolio	11.3%
AST QMA Large-Cap Portfolio	11.3%
AST Prudential Core Bond Portfolio	5.6%
AST International Growth Portfolio	5.4%
AST International Value Portfolio	5.3%

AST ClearBridge Dividend Growth
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	3.4%
Home Depot, Inc. (The)	3.1%
American Tower Corp.	2.9%
Kimberly-Clark Corp.	2.9%
Nestle SA (Switzerland), ADR	2.7%

AST Goldman Sachs Multi-Asset
Five Largest Holdings	(% of Net Assets	)
Government National Mortgage Assoc. 4.000%, TBA	2.0%
AST Goldman Sachs Strategic Income Portfolio	1.1%
FHLMC Mulitfamily Structured Pass-Through Certificates, Series K016, Class A2 2.968%, 10/25/21	1.0%
Government National Mortgage Assoc. 4.000%, 08/20/45	0.8%
Government National Mortgage Assoc. 3.500%, TBA	0.8%

AST J.P. Morgan Global Thematic
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.375%, 01/31/16	1.3%
Alphabet, Inc. (Class C Stock)	0.8%
Microsoft Corp.	0.7%
Wells Fargo & Co.	0.7%
Apple, Inc.	0.7%

AST J.P. Morgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)
Wells Fargo & Co.	0.7%
Microsoft Corp.	0.7%
Alphabet, Inc. (Class C Stock)	0.7%
Apple, Inc.	0.6%
Pfizer, Inc.	0.5%

AST New Discovery Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.8%
Apple, Inc.	1.7%
American International Group, Inc.	1.5%
UnitedHealth Group, Inc.	1.5%
Visa, Inc. (Class A Stock)	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — (Unaudited)	December 31, 2015

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation Portfolio	Actual	$1,000.00	$956.80	1.48%	$7.30
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
AST AQR Large-Cap Portfolio	Actual	$1,000.00	$996.30	0.57%	$2.87
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
AST Capital Growth Asset Allocation Portfolio	Actual	$1,000.00	$981.80	0.88%	$4.40
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
AST ClearBridge Dividend Growth Portfolio	Actual	$1,000.00	$990.80	0.84%	$4.22
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Goldman Sachs Multi-Asset Portfolio	Actual	$1,000.00	$974.80	0.86%	$4.28
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
AST J.P. Morgan Global Thematic Portfolio	Actual	$1,000.00	$972.80	1.05%	$5.22
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
AST J.P. Morgan Strategic Opportunities Portfolio	Actual	$1,000.00	$985.00	1.21%	$6.05
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16
AST New Discovery Asset Allocation Portfolio	Actual	$1,000.00	$973.20	0.98%	$4.87
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 85.9%
AFFILIATED MUTUAL FUNDS — 60.6%	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	14,660,536	$122,855,291
AST Blackrock Low Duration Bond Portfolio*	69,159	718,558
AST Boston Partners Large-Cap Value Portfolio*	2,195,304	38,154,391
AST ClearBridge Dividend Growth Portfolio*	1,418,182	18,379,639
AST Cohen & Steers Realty Portfolio*	26,557,001	275,927,242
AST Global Real Estate Portfolio*	36,909,659	413,388,180
AST Goldman Sachs Large-Cap Value Portfolio*	1,708,264	43,372,827
AST Goldman Sachs Mid-Cap Growth Portfolio*	16,138,437	117,810,592
AST Goldman Sachs Small-Cap Value Portfolio*	4,434,868	75,525,802
AST Goldman Sachs Strategic Income Portfolio*	1,899,833	18,143,405
AST Herndon Large-Cap Value Portfolio*	2,300,946	28,163,575
AST High Yield Portfolio*	48,742,781	395,791,381
AST International Growth Portfolio*	18,706,699	257,404,178
AST International Value Portfolio*	20,769,835	358,487,353
AST Jennison Large-Cap Growth Portfolio*	1,056,142	24,502,483
AST Large-Cap Value Portfolio*	2,300,519	47,919,821
AST Loomis Sayles Large Cap Growth Portfolio*	901,669	32,027,270
AST Lord Abbett Core Fixed Income Portfolio*	4,682,533	55,815,793
AST MFS Growth Portfolio*	1,362,001	24,243,613
AST MFS Large-Cap Value Portfolio*	1,888,847	28,521,592
AST Mid-Cap Value Portfolio*	6,242,712	119,110,944
AST Money Market Portfolio*	246,715	246,715
AST Morgan Stanley Multi Asset Portfolio*	1,300,000	12,298,000
AST Neuberger Berman Long Short Portfolio*	1,000,000	9,570,000
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	4,349,998	112,882,442
AST Parametric Emerging Markets Equity Portfolio*	14,813,585	105,472,726
AST Prudential Core Bond Portfolio*	9,407,175	105,078,142
AST QMA Emerging Markets Equity Portfolio*	9,512,334	75,147,436
AST QMA International Core Equity Portfolio*	14,503,321	147,788,839
AST QMA US Equity Alpha Portfolio*	9,401,801	204,583,179
AST Small-Cap Growth Opportunities Portfolio*	622,728	8,973,514
AST Small-Cap Growth Portfolio*	375,094	12,021,771
AST Small-Cap Value Portfolio*	5,066,443	104,622,047
AST T. Rowe Price Large-Cap Growth Portfolio*	724,815	17,736,211
AST T. Rowe Price Natural Resources Portfolio*	819,655	13,786,602
AST Wellington Real Total Return Portfolio*	1,400,000	13,188,000
AST Western Asset Core Plus Bond Portfolio*	6,513,834	74,583,400
Prudential Global Short Duration High Yield Fund, Inc.	10,004	141,557
Prudential Short Duration High Yield Fund, Inc.	7,755	113,223

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,962,391,063)(w)		3,514,497,734

COMMON STOCKS — 7.8%	Shares	Value (Note 2)
Aerospace & Defense — 0.1%
Astronics Corp.*(u)	1,500	$61,065
B/E Aerospace, Inc.(u)	3,300	139,821
BWX Technologies, Inc.(u)	1,900	60,363
General Dynamics Corp.(u)	3,600	494,496
HEICO Corp.(u)	1,200	65,232
Honeywell International, Inc.(u)	10,578	1,095,563
Huntington Ingalls Industries, Inc.(u)	5,300	672,305
Northrop Grumman Corp.	1,410	266,222
Precision Castparts Corp.	865	200,689
Spirit AeroSystems Holdings, Inc. (Class A Stock)*(u)	12,800	640,896
United Technologies Corp.(u)	8,830	848,298

		4,544,950

Air Freight & Logistics
Expeditors International of Washington, Inc.(u)	1,500	67,650
FedEx Corp.(u)	3,600	536,364
TNT Express NV (Netherlands)	31,698	268,130

		872,144

Airlines — 0.1%
Alaska Air Group, Inc.(u)	6,500	523,315
Delta Air Lines, Inc.(u)	7,512	380,783
JetBlue Airways Corp.*(u)	17,700	400,905
Southwest Airlines Co.(u)	15,900	684,654
United Continental Holdings, Inc.*(u)	11,960	685,308

		2,674,965

Auto Components
Cooper Tire & Rubber Co.(u)	3,600	136,260
Dana Holding Corp.(u)	17,100	235,980
Exide Technologies (original cost $2,609; purchased 07/14/15)*(f)(g)	16,296	2,572
Goodyear Tire & Rubber Co. (The)	2,020	65,993
Lear Corp.(u)	3,000	368,490
Visteon Corp.*(u)	1,500	171,750

		981,045

Automobiles
Thor Industries, Inc.(u)	9,900	555,885

Banks — 0.1%
Bank of America Corp.(u)	88,867	1,495,632
Citigroup, Inc.(u)	14,320	741,060
Financial Institutions, Inc.(u)	3,700	103,600
First Banks, Inc. (original cost $73,850; purchased 08/09/13)*(f)(g)	211	70,156
First Interstate Bancsystem, Inc. (Class A Stock)(u)	6,400	186,048
First Niagara Financial Group, Inc.	59,502	645,597
Fulton Financial Corp.(u)	2,600	33,826
Hilltop Holdings, Inc.*(u)	3,100	59,582

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
JPMorgan Chase & Co.(u)	4,200	$277,326
KeyCorp(u)	18,760	247,444
National Penn Bancshares, Inc.	10,342	127,517
NewBridge Bancorp	2,030	24,725
Prosperity Bancshares, Inc.	5,470	261,794
Regions Financial Corp.(u)	25,300	242,880
SunTrust Banks, Inc.(u)	12,000	514,080
Wells Fargo & Co.(u)	4,083	221,952
Wilshire Bancorp, Inc.	11,791	136,186

		5,389,405

Beverages — 0.1%
Boston Beer Co., Inc. (The) (Class A Stock)*	860	173,643
Constellation Brands, Inc. (Class A Stock)(u)	2,186	311,374
Molson Coors Brewing Co. (Class B Stock)(u)	10,310	968,315
PepsiCo, Inc.(u)	9,210	920,263

		2,373,595

Biotechnology — 0.1%
Alexion Pharmaceuticals, Inc.*(u)	1,893	361,090
Alkermes PLC*(u)	6,700	531,846
Amgen, Inc.(u)	3,700	600,621
Baxalta, Inc.(u)	15,100	589,353
Biogen, Inc.*(u)	2,880	882,288
BioMarin Pharmaceutical, Inc.*	830	86,951
Celgene Corp.*(u)	9,927	1,188,858
Dyax Corp.*	2,366	89,009
Emergent Biosolutions, Inc.*(u)	4,700	188,047
Gilead Sciences, Inc.(u)	7,780	787,258
Halozyme Therapeutics, Inc.*(u)	12,100	209,693
Incyte Corp.*	980	106,281
Medivation, Inc.*(u)	3,500	169,190
Ocata Therapeutics, Inc.*	17,498	147,333
Regeneron Pharmaceuticals, Inc.*(u)	1,090	591,728
United Therapeutics Corp.*(u)	4,000	626,440
Vertex Pharmaceuticals, Inc.*(u)	4,560	573,785

		7,729,771

Building Products
A.O. Smith Corp.(u)	4,500	344,745
Allegion PLC	1,520	100,198
American Woodmark Corp.*(u)	600	47,988
Continental Building Products, Inc.*(u)	4,800	83,808
Gibraltar Industries, Inc.*(u)	2,200	55,968
Masco Corp.(u)	17,300	489,590
Owens Corning(u)	10,500	493,815
Patrick Industries, Inc.*(u)	3,150	137,025
Universal Forest Products, Inc.(u)	1,600	109,392

		1,862,529

Capital Markets — 0.5%
1347 Capital Corp.*	30,036	295,855
Acasta Enterprises, Inc. (Canada) (Class A Stock)*	141,830	973,755
Alignvest Acquisition Corp. (Canada) (Class A Stock)*	110,000	779,071
Ameriprise Financial, Inc.	1,760	187,299
AR Capital Acquisition Corp.*(u)	105,000	1,021,650

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Arowana, Inc. (Australia)*(u)	87,080	$855,126
Atlantic Alliance Partnership Corp.*	50,000	507,750
Bank of New York Mellon Corp. (The)	3,660	150,865
Barington/Hilco Acquisition Corp.*	58,260	572,696
BlackRock, Inc.(u)	1,180	401,814
Boulevard Acquisition Corp. II*	338,204	3,348,220
Capitol Acquisition Corp. III*	350,000	3,346,000
CB Pharma Acquisition Corp.*	24,500	243,775
Charles Schwab Corp. (The)(u)	15,027	494,839
Double Eagle Acquisition Corp. (Class A Stock)*	202,500	1,935,900
DT Asia Investments Ltd. (Hong Kong)*	15,871	159,186
Dundee Acquisition Ltd. (Canada) (Class A Stock)*	140,000	974,344
Easterly Acquisition Corp.*(u)	203,500	2,014,650
Education Management Corp. (original cost $4,897; purchased 01/23/15)*(f)(g)	2,180,960	143,115
FinTech Acquisition Corp.*(u)	80,000	680,000
Franklin Resources, Inc.(u)	2,300	84,686
Garnero Group Acquisition Co. (Brazil)*	172,260	1,689,871
Gibraltar Growth Corp. (Canada) (Class A Stock)*	126,000	865,982
Gores Holdings, Inc. (Class A Stock)*(u)	385,000	3,728,725
Harmony Merger Corp.*(u)	156,780	1,748,881
Hydra Industries Acquisition Corp.*	120,000	1,167,600
INTL. FCStone, Inc.*(u)	2,600	86,996
Investment Technology Group, Inc.(u)	3,200	54,464
Lazard Ltd. (Class A Stock)(u)	10,800	486,108
Morgan Stanley(u)	14,529	462,168
Pace Holdings Corp.*	45,000	438,300
Pacific Special Acquisition Corp. (China)*(g)	41,500	408,775
Penson Technologies LLC (Class B Stock), UTS(original cost $146,087; purchased 06/03/14)*(f)(g)	1,248,607	75,141
Piper Jaffray Cos.*(u)	2,600	105,040
PJT Partners, Inc. (Class A Stock)*	3,072	86,907
TPT Acquisition, Inc.*(g)	2,050	—
Waddell & Reed Financial, Inc. (Class A Stock)(u)	1,900	54,454
WL Ross Holding Corp.*	27,388	272,784

		30,902,792

Chemicals — 0.1%
Airgas, Inc.	1,818	251,466
Axiall Corp.(u)	6,700	103,180
Cabot Corp.(u)	10,200	416,976
Canexus Corp. (Canada)	262,232	255,845
Celanese Corp. (Class A Stock)(u)	3,800	255,854
Chemours Co. (The)	8,006	42,912
Chemtura Corp.*(u)	3,900	106,353
Dow Chemical Co. (The)	487	25,071
E.I. du Pont de Nemours & Co.	1,940	129,204
Eastman Chemical Co.	3,450	232,910
FutureFuel Corp.(u)	5,900	79,650
Huntsman Corp.(u)	10,500	119,385
Koppers Holdings, Inc.*(u)	2,600	47,450
LyondellBasell Industries NV (Class A Stock)(u)	6,500	564,850
Minerals Technologies, Inc.(u)	1,900	87,134
Momentive Performance Materials, Inc.*(g)	13,077	115,023

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Monsanto Co.	1,760	$173,395
Mosaic Co. (The)(u)	21,200	584,908
Rayonier Advanced Materials, Inc.(u)	5,100	49,929
Sherwin-Williams Co. (The)(u)	1,200	311,520
Westlake Chemical Corp.(u)	8,900	483,448

		4,436,463

Commercial Services & Supplies
Copart, Inc.*(u)	4,100	155,841
Deluxe Corp.(u)	8,400	458,136
Herman Miller, Inc.(u)	1,000	28,700
Interface, Inc.(u)	4,400	84,216
Spotless Group Holdings Ltd. (Australia)(a)	1,471,976	1,153,354
UniFirst Corp.(u)	1,300	135,460
West Corp.(u)	5,600	120,792

		2,136,499

Communications Equipment
Alcatel-Lucent (France), ADR*	75,484	289,104
Brocade Communications Systems, Inc.(u)	19,400	178,092
F5 Networks, Inc.*(u)	5,000	484,800
Ixia*(u)	5,000	62,150
Juniper Networks, Inc.(u)	17,000	469,200
Polycom, Inc.*(u)	32,200	405,398
ShoreTel, Inc.*(u)	11,500	101,775
Telestone Technologies Corp. (China)*	12,647	13

		1,990,532

Construction & Engineering — 0.4%
Argan, Inc.(u)	2,600	84,240
Comfort Systems USA, Inc.(u)	1,000	28,420
Eiffage SA (France)	84,414	5,455,549
EMCOR Group, Inc.(u)	2,600	124,904
Ferrovial SA (Spain)	464,764	10,509,867
Fluor Corp.	730	34,471
KBR, Inc.(u)	7,000	118,440
Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	507,664	5,971,669

		22,327,560

Construction Materials
Headwaters, Inc.*(u)	13,700	231,119
Italcementi SpA (Italy)	2,846	31,702
Martin Marietta Materials, Inc.(u)	1,720	234,918
Vulcan Materials Co.(u)	7,280	691,382

		1,189,121

Consumer Finance
Ally Financial, Inc.*	8,316	155,010
Capital One Financial Corp.(u)	3,300	238,194
Discover Financial Services	1,200	64,344
Navient Corp.(u)	36,600	419,070
Nelnet, Inc. (Class A Stock)(u)	15,300	513,621
Santander Consumer USA Holdings, Inc.*	3,650	57,854
Synchrony Financial*	7,830	238,110

		1,686,203

Containers & Packaging
Bemis Co., Inc.(u)	3,700	165,353
Crown Holdings, Inc.*(u)	6,189	313,782
Packaging Corp. of America(u)	5,400	340,470

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging (continued)
Sealed Air Corp.	5,580	$248,868
WestRock Co.	800	36,496

		1,104,969

Distributors
Genuine Parts Co.(u)	1,100	94,479

Diversified Consumer Services
Apollo Education Group, Inc.*(u)	3,500	26,845
Sotheby’s(u)	2,300	59,248

		86,093

Diversified Financial Services — 0.1%
Electrum Special Acquisition Corp.*(u)	110,000	1,060,400
Global Partner Acquisition Corp.*(u)	130,658	1,293,514
GP Investments Acquisition Corp.*(u)	270,000	2,617,650
Hennessy Capital Acquisition Corp. II*	125,058	1,205,559
Intercontinental Exchange, Inc.(u)	1,970	504,832
Morningstar, Inc.(u)	2,900	233,189
Rescap Liquidating Trust, UTS	34,811	285,450

		7,200,594

Diversified Telecommunication Services — 0.3%
Cellnex Telecom SAU (Spain)	202,610	3,788,211
Cellnex Telecom SAU (Spain), 144A(g)	63,552	1,188,236
CenturyLink, Inc.(u)	12,800	322,048
HKBN Ltd. (Hong Kong)	2,700,675	3,475,093
Infrastrutture Wireless Italiane SpA (Italy)*	443,858	2,420,185
Infrastrutture Wireless Italiane SpA (Italy), 144A*(g)	251,747	1,372,678
Inteliquent, Inc.(u)	12,800	227,456
Telecom Italia SpA (Italy)*(a)	2,442,724	3,095,716
Verizon Communications, Inc.(u)	11,600	536,152

		16,425,775

Electric Utilities — 0.5%
American Electric Power Co., Inc.	52,732	3,072,694
American Electric Power Co., Inc.(u)	6,300	367,101
Contact Energy Ltd. (New Zealand)	875,888	2,834,939
Edison International(u)	123,947	7,338,902
Endesa SA (Spain)(a)	77,953	1,566,057
Enel SpA (Italy)	911,041	3,820,293
Entergy Corp.(u)	3,900	266,604
Exelon Corp.(u)	19,500	541,515
FirstEnergy Corp.(u)	16,200	514,026
NextEra Energy, Inc.(u)	82,799	8,601,988
PPL Corp.(u)	35,863	1,224,004
Xcel Energy, Inc.(u)	21,725	780,145

		30,928,268

Electrical Equipment
Acuity Brands, Inc.(u)	3,200	748,160
Eaton Corp. PLC(u)	6,260	325,770

		1,073,930

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.*(u)	9,000	487,620
CDW Corp.(u)	15,000	630,600
Gerber Scientific Escrow Shares*(g)(u)	101,412	—
Ingram Micro, Inc. (Class A Stock)(u)	20,500	622,790
Insight Enterprises, Inc.*(u)	2,500	62,800
Jabil Circuit, Inc.(u)	23,800	554,302

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Methode Electronics, Inc.(u)	7,100	$225,993
RealD, Inc.*	55,215	582,518
Sanmina Corp.*(u)	4,400	90,552
ScanSource, Inc.*(u)	1,800	57,996
TE Connectivity Ltd. (Switzerland)	2,750	177,678
Tech Data Corp.*(u)	1,900	126,122

		3,618,971

Energy Equipment & Services
Atwood Oceanics, Inc.(u)	8,900	91,047
Ensco PLC (Class A Stock)(u)	35,800	550,962
Helix Energy Solutions Group, Inc.*(u)	24,500	128,870
Nabors Industries Ltd.(u)	16,200	137,862

		908,741

Food & Staples Retailing — 0.1%
Costco Wholesale Corp.(u)	2,773	447,840
Fresh Market, Inc. (The)*(u)	13,700	320,854
Ingles Markets, Inc. (Class A Stock)(u)	2,700	119,016
Kroger Co. (The)(u)	15,910	665,515
Rite Aid Corp.*	49,768	390,181
Wal-Mart Stores, Inc.(u)	7,400	453,620

		2,397,026

Food Products — 0.1%
Archer-Daniels-Midland Co.(u)	14,400	528,192
Boulder Brands, Inc.*	18,800	206,424
Bunge Ltd.(u)	8,000	546,240
Cal-Maine Foods, Inc.(u)	700	32,438
ConAgra Foods, Inc.(u)	8,250	347,820
Diamond Foods, Inc.*	4,017	154,855
Flowers Foods, Inc.(u)	3,200	68,768
Hershey Co. (The)	1,560	139,261
Ingredion, Inc.(u)	3,500	335,440
Keurig Green Mountain, Inc.	6,626	596,207
Lancaster Colony Corp.(u)	2,000	230,920
Mondelez International, Inc. (Class A Stock)(u)	9,085	407,371
Post Holdings, Inc.*(u)	2,300	141,910
Seaboard Corp.*(u)	30	86,842
Tyson Foods, Inc. (Class A Stock)(u)	10,000	533,300

		4,355,988

Gas Utilities — 0.3%
AGL Resources, Inc.	920	58,705
APA Group (Australia)	950,602	5,981,524
APA Group (Australia), 144A(g)	130,843	823,311
Infraestructura Energetica Nova SAB de CV (Mexico)(a)	1,237,342	5,193,613
Piedmont Natural Gas Co., Inc.	3,562	203,105
Questar Corp.(u)	5,700	111,036
Snam SpA (Italy)	1,219,744	6,365,804
UGI Corp.(u)	15,600	526,656

		19,263,754

Health Care Equipment & Supplies — 0.1%
ABIOMED, Inc.*(u)	7,000	631,960
Atrion Corp.(u)	300	114,360
C.R. Bard, Inc.(u)	3,700	700,928
DENTSPLY International, Inc.(u)	7,900	480,715
Edwards Lifesciences Corp.*(u)	8,200	647,636

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Hologic, Inc.*(u)	12,800	$495,232
Invacare Corp.(u)	3,200	55,648
LivaNova PLC*(u)	7,100	421,527
Masimo Corp.*(u)	2,800	116,228
Rotech Healthcare, Inc. (original cost $58,278; purchased 01/17/14)*(f)(g)	5,517	61,052
Stryker Corp.(u)	2,900	269,526

		3,994,812

Health Care Providers & Services — 0.1%
Aetna, Inc.(u)	7,565	817,928
AmerisourceBergen Corp.(u)	3,100	321,501
Centene Corp.*(u)	7,200	473,832
CIGNA Corp.(u)	2,060	301,440
Express Scripts Holding Co.*(u)	4,500	393,345
HCA Holdings, Inc.*(u)	500	33,815
Health Net, Inc.*	613	41,966
Humana, Inc.(u)	8,063	1,439,326
McKesson Corp.(u)	3,620	713,973
National Healthcare Corp.(u)	800	49,360
Select Medical Holdings Corp.(u)	6,300	75,033
UnitedHealth Group, Inc.(u)	1,105	129,992
Universal Health Services, Inc. (Class B Stock)(u)	4,500	537,705
VCA, Inc.*(u)	4,600	253,000

		5,582,216

Health Care Technology
Computer Programs & Systems, Inc.(u)	7,200	358,200
Inovalon Holdings, Inc. (Class A Stock)*(u)	5,100	86,700
MedAssets, Inc.*	9,344	289,103

		734,003

Hotels, Restaurants & Leisure — 0.1%
Biglari Holdings, Inc.*(u)	500	162,910
BJ’s Restaurants, Inc.*(u)	800	34,776
Bloomin’ Brands, Inc.(u)	7,300	123,297
Boyd Gaming Corp.*(u)	11,200	222,544
Brinker International, Inc.(u)	2,700	129,465
Carnival Corp.	2,580	140,558
Chipotle Mexican Grill, Inc.*(u)	920	441,464
Denny’s Corp.*(u)	12,900	126,807
DineEquity, Inc.(u)	3,000	254,010
Dunkin’ Brands Group, Inc.	3,510	149,491
Extended Stay America, Inc., UTS(u)	5,300	84,270
Fiesta Restaurant Group, Inc.*(u)	2,100	70,560
Hilton Worldwide Holdings, Inc.	10,680	228,552
Jack in the Box, Inc.(u)	7,700	590,667
Marriott Vacations Worldwide Corp.(u)	8,300	472,685
Norwegian Cruise Line Holdings Ltd.*	1,140	66,804
Pinnacle Entertainment, Inc.*(u)	2,800	87,136
Popeyes Louisiana Kitchen, Inc.*(u)	800	46,800
Royal Caribbean Cruises Ltd.(u)	5,928	599,973
Ruth’s Hospitality Group, Inc.(u)	6,700	106,664
Sonic Corp.(u)	3,400	109,854
Starwood Hotels & Resorts Worldwide, Inc.	2,027	140,431
Texas Roadhouse, Inc.(u)	1,300	46,501
Yum! Brands, Inc.	3,740	273,207

		4,709,426

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.1%
D.R. Horton, Inc.(u)	33,440	$1,071,083
Harman International Industries, Inc.	1,790	168,636
Helen of Troy Ltd.*(u)	800	75,400
Jarden Corp.*	10,817	617,867
La-Z-Boy, Inc.(u)	14,900	363,858
Meritage Homes Corp.*(u)	900	30,591
Mohawk Industries, Inc.*(u)	1,000	189,390
NACCO Industries, Inc. (Class A Stock)(u)	1,500	63,300
PulteGroup, Inc.(u)	20,517	365,613
Taylor Morrison Home Corp. (Class A Stock)*(u)	3,400	54,400
Toll Brothers, Inc.*(u)	5,090	169,497
Universal Electronics, Inc.*(u)	1,500	77,025

		3,246,660

Household Products
Colgate-Palmolive Co.	2,760	183,871
Kimberly-Clark Corp.(u)	4,500	572,850
Procter & Gamble Co. (The)	2,410	191,378

		948,099

Independent Power & Renewable Electricity Producers — 0.2%
Abengoa Yield PLC (Spain)(a)	205,129	3,956,938
AES Corp. (The)(u)	43,400	415,338
Calpine Corp.*(u)	100,064	1,447,926
NRG Energy, Inc.(u)	53,500	629,695
NRG Yield, Inc. (Class A Stock)	131,306	1,826,466
NRG Yield, Inc. (Class C Stock)(a)	114,336	1,687,599
Talen Energy Corp.*(u)	11,200	69,776

		10,033,738

Industrial Conglomerates
Carlisle Cos., Inc.(u)	3,400	301,546

Insurance — 0.1%
ACE Ltd.	12,820	1,498,017
Allstate Corp. (The)(u)	8,200	509,138
American Financial Group, Inc.(u)	10,000	720,800
American International Group, Inc.(u)	2,328	144,266
Arthur J Gallagher & Co.(u)	8,310	340,211
Assured Guaranty Ltd.(u)	22,400	592,032
CNA Financial Corp.(u)	900	31,635
Erie Indemnity Co. (Class A Stock)(u)	700	66,948
Fidelity & Guaranty Life	13,693	347,391
Genworth Financial, Inc. (Class A Stock)*(u)	37,600	140,248
Lincoln National Corp.(u)	2,600	130,676
MetLife, Inc.(u)	15,185	732,069
Navigators Group, Inc. (The)*(u)	400	34,316
Old Republic International Corp.(u)	20,800	387,504
Phoenix Cos., Inc. (The)*	4,022	148,975
Unum Group(u)	2,700	89,883

		5,914,109

Internet & Catalog Retail
Amazon.com, Inc.*(u)	2,190	1,480,199
Blue Nile, Inc.*(u)	2,300	85,399
Expedia, Inc.	5	621
FTD Cos., Inc.*(u)	3,620	94,735
HSN, Inc.(u)	2,000	101,340
Lands’ End, Inc.*(u)	2,300	53,912

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
Nutrisystem, Inc.(u)	2,800	$60,592

		1,876,798

Internet Software & Services — 0.2%
Akamai Technologies, Inc.*(u)	5,400	284,202
Alphabet, Inc. (Class C Stock)*(u)	2,742	2,080,849
Blucora, Inc.*(u)	6,500	63,700
Constant Contact, Inc.*	13,835	404,535
Envestnet, Inc.*(u)	1,100	32,835
Facebook, Inc. (Class A Stock)*(u)	10,584	1,107,721
Global Sources Ltd. (Hong Kong)*(u)	6,291	49,070
GoDaddy, Inc. (Class A Stock)*(u)	1,200	38,472
j2 Global, Inc.(u)	1,600	131,712
LogMeIn, Inc.*(u)	7,800	523,380
Rackspace Hosting, Inc.*(u)	2,400	60,768
RetailMeNot, Inc.*(u)	8,000	79,360
Stamps.com, Inc.*(u)	1,100	120,571
Yahoo!, Inc.*(u)	244,126	8,119,631

		13,096,806

IT Services — 0.1%
Accenture PLC (Class A Stock)(u)	8,871	927,020
Black Knight Financial Services, Inc. (Class A Stock)*(u)	4,400	145,464
Booz Allen Hamilton Holding Corp.(u)	7,400	228,290
Broadridge Financial Solutions, Inc.(u)	2,000	107,460
Cognizant Technology Solutions Corp. (Class A Stock)*(u)	4,900	294,098
Computer Sciences Corp.(u)	1,000	32,680
CSRA, Inc.(u)	1,000	30,000
DST Systems, Inc.(u)	4,800	547,488
Euronet Worldwide, Inc.*(u)	800	57,944
Fidelity National Information Services, Inc.(u)	6,952	421,291
Global Payments, Inc.(u)	2,510	161,920
Heartland Payment Systems, Inc.	2,188	207,466
MasterCard, Inc. (Class A Stock)(u)	3,000	292,080
Syntel, Inc.*(u)	6,100	276,025
Vantiv, Inc. (Class A Stock)*	2,050	97,211
Visa, Inc. (Class A Stock)(u)	7,200	558,360

		4,384,797

Leisure Products
Brunswick Corp.(u)	8,200	414,182
Polaris Industries, Inc.(u)	1,400	120,330

		534,512

Life Sciences Tools & Services
Bruker Corp.*(u)	4,900	118,923
Charles River Laboratories International, Inc.*(u)	6,900	554,691
Illumina, Inc.*	1,270	243,770
INC Research Holdings, Inc. (Class A Stock)*(u)	3,000	145,530
Mettler-Toledo International, Inc.*(u)	200	67,826
PAREXEL International Corp.*(u)	5,100	347,412

		1,478,152

Machinery — 0.1%
Allison Transmission Holdings, Inc.(u)	9,600	248,544
Blount International, Inc.*(u)	39,795	390,389

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Colfax Corp.*(u)	3,500	$81,725
Hillenbrand, Inc.(u)	3,000	88,890
Hyster-Yale Materials Handling, Inc.(u)	2,500	131,125
Joy Global, Inc.(u)	11,300	142,493
Lincoln Electric Holdings, Inc.(u)	3,500	181,615
Meritor, Inc.*(u)	22,000	183,700
PACCAR, Inc.(u)	725	34,365
Rexnord Corp.*(u)	4,300	77,916
SPX Corp.	8,190	76,413
Stanley Black & Decker, Inc.	950	101,394
Timken Co. (The)(u)	12,600	360,234
Toro Co. (The)(u)	4,200	306,894
Trinity Industries, Inc.(u)	20,100	482,802
Wabash National Corp.*(u)	15,300	180,999

		3,069,498

Marine
Matson, Inc.(u)	3,500	149,205
Pangaea Logistics Solutions Ltd.*(u)	4,037	10,738

		159,943

Media — 0.3%
AMC Networks, Inc. (Class A Stock)*(u)	4,300	321,124
Cablevision Systems Corp. (Class A Stock)	5,903	188,306
CBS Corp. (Class B Stock)(u)	9,560	450,563
Charter Communications, Inc. (Class A Stock)*	3,302	604,596
Cinemark Holdings, Inc.(u)	15,500	518,165
Comcast Corp. (Class A Stock)	68,477	3,864,158
Discovery Communications, Inc. (Class C Stock)*(u)	6,400	161,408
DISH Network Corp. (Class A Stock)*(u)	6,982	399,231
Friendfinder Networks, Inc. (original cost $54,485; purchased 05/01/14)*(f)(g)	641	17,566
Interpublic Group of Cos., Inc. (The)(u)	8,900	207,192
Journal Media Group, Inc.	15,565	187,091
Madison Square Garden Co. (The) (Class A Stock)*(u)	500	80,900
MSG Networks, Inc. (Class A Stock)*(u)	5,141	106,933
News Corp. (Class A Stock)(u)	15,755	210,487
News Corp. (Class B Stock)(u)	3,000	41,880
Sirius XM Holdings, Inc.*(u)	120,150	489,012
TEGNA, Inc.(u)	7,000	178,640
Thomson Reuters Corp.(u)	1,700	64,345
Time Warner Cable, Inc.(u)	37,167	6,897,824
Time Warner, Inc.(u)	3,123	201,964
Time, Inc.(u)	11,000	172,370
Tribune Media Co. (Class A Stock)(u)	1,800	60,858
Twenty-First Century Fox, Inc. (Class A Stock)	13,389	363,645
Twenty-First Century Fox, Inc. (Class B Stock)(u)	29,027	790,405
Viacom, Inc. (Class B Stock)(u)	6,100	251,076

		16,829,739

Metals & Mining
Century Aluminum Co.*(u)	12,000	53,040
Freeport-McMoRan, Inc.(u)	13,500	91,395
Jaguar Mining, Inc. (Canada)*	25,812	2,798

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Jaguar Mining, Inc. (Canada) (original cost $97,534; purchased 04/23/14- 08/14/14)*(f)(g)	142,136	$8,640
Nucor Corp.	3,300	132,990
Reliance Steel & Aluminum Co.(u)	2,700	156,357
Southern Arc Minerals, Inc. (Canada)(original cost $2,451; purchased 02/28/11)*(f)(g)	2,451	567
Steel Dynamics, Inc.(u)	20,300	362,761
United States Steel Corp.	8,110	64,718
Worthington Industries, Inc.(u)	11,000	331,540

		1,204,806

Multiline Retail
Dillard’s, Inc. (Class A Stock)(u)	5,000	328,550
Dollar General Corp.	1,900	136,553
Macy’s, Inc.(u)	13,800	482,724

		947,827

Multi-Utilities — 0.5%
CenterPoint Energy, Inc.(u)	10,000	183,600
Dominion Resources, Inc.	46,506	3,145,666
NiSource, Inc.	230,437	4,495,826
PG&E Corp.	149,354	7,944,139
Public Service Enterprise Group, Inc.(u)	13,400	518,446
Sempra Energy	60,400	5,678,204
Suez Environnement Co. (France)	146,606	2,742,036
Vectren Corp.(u)	5,800	246,036
Veolia Environnement SA (France)	234,677	5,567,922

		30,521,875

Oil, Gas & Consumable Fuels — 0.3%
Alon USA Energy, Inc.(u)	5,100	75,684
Amyris, Inc.*	3,972	6,435
Cabot Oil & Gas Corp.(u)	11,930	211,042
Cheniere Energy Partners LP Holdings LLC	161,761	2,814,641
Chevron Corp.	2,260	203,310
Columbia Pipeline Group, Inc.(u)	150,729	3,014,580
Concho Resources, Inc.*	790	73,359
CVR Energy, Inc.(u)	1,700	66,895
Delek US Holdings, Inc.(u)	6,400	157,440
Enbridge, Inc. (Canada)(a)	74,529	2,473,618
Energy Fuels, Inc. (Canada)*	1,591	4,714
Energy Transfer Equity LP(a)	132,711	1,823,449
Energy Transfer Partners LP	48,232	1,626,865
EOG Resources, Inc.	1,440	101,938
EQT Corp.(u)	2,150	112,080
EQT GP Holdings LP, UTS	64,783	1,344,895
Hess Corp.(u)	9,900	479,952
HollyFrontier Corp.(u)	12,100	482,669
Marathon Oil Corp.(u)	32,800	412,952
Marathon Petroleum Corp.(u)	10,600	549,504
Murphy Oil Corp.(u)	6,600	148,170
Occidental Petroleum Corp.	3,300	223,113
ONEOK, Inc.(u)	4,700	115,902
Phillips 66(u)	7,300	597,140
Pioneer Natural Resources Co.	1,730	216,907
Tesoro Corp.(u)	5,600	590,072
Valero Energy Corp.(u)	8,000	565,680
Western Refining, Inc.(u)	13,700	487,994

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp.(u)	6,400	$246,144

		19,227,144

Paper & Forest Products
Boise Cascade Co.*(u)	1,900	48,507
P.H. Glatfelter Co.(u)	2,900	53,476
Wausau Paper Corp.	16,240	166,135

		268,118

Personal Products
Estee Lauder Cos., Inc. (The) (Class A Stock)(u)	4,020	354,001
Herbalife Ltd.*	508	27,239

		381,240

Pharmaceuticals — 0.1%
Allergan PLC*(u)	1,250	390,625
Bristol-Myers Squibb Co.(u)	6,644	457,041
Eli Lilly & Co.(u)	8,430	710,312
Jazz Pharmaceuticals PLC*(u)	3,800	534,128
Lannett Co., Inc.*(u)	11,100	445,332
Mallinckrodt PLC*(u)	9,000	671,670
Prestige Brands Holdings, Inc.*(u)	700	36,036
Sucampo Pharmaceuticals, Inc. (Class A Stock)*(u)	10,100	174,629
Valeant Pharmaceuticals International, Inc.*(u)	3,040	309,016

		3,728,789

Professional Services
ICF International, Inc.*(u)	1,200	42,672
ManpowerGroup, Inc.(u)	6,700	564,743
Navigant Consulting, Inc.*(u)	4,600	73,876
On Assignment, Inc.*(u)	1,900	85,405
Resources Connection, Inc.(u)	3,000	49,020
Robert Half International, Inc.(u)	3,900	183,846
USG People NV (Netherlands)	3,100	57,672

		1,057,234

Real Estate Investment Trusts (REITs) — 0.6%
AG Mortgage Investment Trust, Inc.(u)	7,400	95,016
American Assets Trust, Inc.(u)	4,400	168,740
American Capital Agency Corp.(u)	23,700	410,958
American Residential Properties, Inc.	8,184	154,678
American Tower Corp.	60,101	5,826,792
Annaly Capital Management, Inc.(u)	50,200	470,876
Apollo Residential Mortgage, Inc.(u)	4,500	53,775
Ashford Hospitality Trust, Inc.(u)	11,100	70,041
AvalonBay Communities, Inc.(u)	5,210	959,317
BioMed Realty Trust, Inc.	31,312	741,781
Brixmor Property Group, Inc.(u)	3,400	87,788
Care Capital Properties, Inc.(u)	2,269	69,363
CBL & Associates Properties, Inc.(u)	19,400	239,978
Chatham Lodging Trust(u)	4,800	98,304
Chimera Investment Corp.(u)	6,560	89,478
Crown Castle International Corp.	66,301	5,731,721
CyrusOne, Inc.	149,732	5,607,463
Digital Realty Trust, Inc.	56,827	4,297,258
Franklin Street Properties Corp.(u)	16,800	173,880
General Growth Properties, Inc.	4,030	109,656
GEO Group, Inc. (The)(u)	9,900	286,209

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Gramercy Property Trust	80	$618
Hospitality Properties Trust(u)	22,500	588,375
InfraREIT, Inc.	145,676	2,695,006
Inland Real Estate Corp.	29,100	309,042
Invesco Mortgage Capital, Inc.(u)	31,200	386,568
Lexington Realty Trust(u)	28,000	224,000
Plum Creek Timber Co., Inc.	9,387	447,948
RLJ Lodging Trust(u)	9,600	207,648
Ryman Hospitality Properties, Inc.(u)	600	30,984
SL Green Realty Corp.(u)	2,380	268,892
Starwood Property Trust, Inc.(u)	4,700	96,632
Summit Hotel Properties, Inc.(u)	3,200	38,240
Two Harbors Investment Corp.(u)	14,400	116,640
WP Carey, Inc.(u)	2,700	159,300

		31,312,965

Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*(u)	13,300	459,914
Deutsche Wohnen AG (Germany)	5,291	146,307
Jones Lang LaSalle, Inc.(u)	4,100	655,426
Marcus & Millichap, Inc.*(u)	2,500	72,850
RMR Group, Inc. (The) (Class A Stock)*(u)	373	5,375

		1,339,872

Road & Rail — 0.3%
AMERCO(u)	1,700	662,150
ArcBest Corp.(u)	5,000	106,950
Canadian Pacific Railway Ltd. (Canada) (NYSE)(u)	4,974	634,682
Canadian Pacific Railway Ltd. (Canada) (TSX)(a)	16,236	2,073,707
CSX Corp.	4,920	127,674
East Japan Railway Co. (Japan)	77,604	7,307,654
Norfolk Southern Corp.	30,043	2,541,337
Old Dominion Freight Line, Inc.*(u)	4,500	265,815
Swift Transportation Co.*(u)	16,600	229,412
Union Pacific Corp.(u)	16,649	1,301,952

		15,251,333

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Energy Industries, Inc.*(u)	4,200	118,566
Amkor Technology, Inc.*(u)	9,500	57,760
Atmel Corp.	16,187	139,370
Avago Technologies Ltd.(u)	16,082	2,334,302
Cirrus Logic, Inc.*(u)	9,100	268,723
Fairchild Semiconductor International, Inc.*	16,929	350,600
First Solar, Inc.*(u)	2,800	184,772
Integrated Device Technology, Inc.*(u)	26,200	690,370
KLA-Tencor Corp.	8,254	572,415
Lam Research Corp.(u)	15,115	1,200,433
Marvell Technology Group Ltd. (Bermuda)	8,830	77,881
MKS Instruments, Inc.(u)	2,100	75,600
NXP Semiconductors NV (Netherlands)*(u)	7,380	621,765
ON Semiconductor Corp.*(u)	14,700	144,060
PMC – Sierra, Inc.*	54,011	627,608
Skyworks Solutions, Inc.(u)	6,900	530,127
SunEdison, Inc.*	48,881	248,804
Teradyne, Inc.(u)	26,700	551,889
Tessera Technologies, Inc.(u)	12,500	375,125
Texas Instruments, Inc.(u)	14,690	805,159

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Ultra Clean Holdings, Inc.*(u)	8,000	$40,960

		10,016,289

Software — 0.2%
Adobe Systems, Inc.*(u)	7,398	694,968
ANSYS, Inc.*(u)	1,600	148,000
Aspen Technology, Inc.*(u)	8,000	302,080
AVG Technologies NV*(u)	10,400	208,520
CDK Global, Inc.(u)	11,100	526,917
Electronic Arts, Inc.*(u)	9,260	636,347
Intuit, Inc.(u)	6,450	622,425
King Digital Entertainment PLC (Ireland)	40,849	730,380
Manhattan Associates, Inc.*(u)	9,700	641,849
Microsoft Corp.(u)	10,546	585,092
MicroStrategy, Inc. (Class A Stock)*(u)	1,200	215,148
Nuance Communications, Inc.*(u)	19,800	393,822
Paycom Software, Inc.*(u)	1,400	52,682
Pegasystems, Inc.(u)	8,500	233,750
Progress Software Corp.*(u)	7,100	170,400
PTC, Inc.*(u)	1,900	65,797
SolarWinds, Inc.*	5,492	323,479
Solera Holdings, Inc.	2,111	115,746
Symantec Corp.(u)	8,100	170,100
Synopsys, Inc.*(u)	10,400	474,344
TeleCommunication Systems, Inc. (Class A Stock)*	59,030	293,379
Tyler Technologies, Inc.*(u)	1,900	331,208

		7,936,433

Specialty Retail — 0.1%
AutoNation, Inc.*(u)	4,300	256,538
Barnes & Noble Education, Inc.*(u)	5,720	56,914
Best Buy Co., Inc.(u)	12,650	385,193
Dick’s Sporting Goods, Inc.(u)	5,800	205,030
DSW, Inc. (Class A Stock)(u)	15,400	367,444
Express, Inc.*(u)	14,600	252,288
Foot Locker, Inc.(u)	9,900	644,391
Gap, Inc. (The)(u)	12,400	306,280
GNC Holdings, Inc. (Class A Stock)(u)	2,800	86,856
L Brands, Inc.	1,380	132,232
Lowe’s Cos., Inc.(u)	23,541	1,790,058
Murphy USA, Inc.*(u)	1,900	115,406
Pep Boys – Manny, Moe & Jack (The)*	15,736	289,700
Ross Stores, Inc.(u)	7,680	413,261
Staples, Inc.(u)	26,000	246,220
Ulta Salon Cosmetics & Fragrance, Inc.*(u)	3,400	629,000
Urban Outfitters, Inc.*(u)	4,700	106,925

		6,283,736

Technology Hardware, Storage & Peripherals
Apple, Inc.(u)	1,663	175,047
EMC Corp.	8,555	219,692
Hewlett Packard Enterprise Co.(u)	34,350	522,120
HP, Inc.(u)	13,900	164,576
SanDisk Corp.	3,294	250,311
Wincor Nixdorf AG (Germany)	5,136	257,502

		1,589,248

Textiles, Apparel & Luxury Goods
Carter’s, Inc.(u)	4,900	436,247
Michael Kors Holdings Ltd.*(u)	12,600	504,756

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Oxford Industries, Inc.(u)	1,800	$114,876
Sequential Brands Group, Inc.*	26,031	205,905
Steven Madden Ltd.*(u)	2,200	66,484
Wolverine World Wide, Inc.(u)	2,000	33,420

		1,361,688

Thrifts & Mortgage Finance
Astoria Financial Corp.	27,120	429,852
Beneficial Bancorp, Inc.*(u)	5,100	67,932
First Defiance Financial Corp.(u)	1,700	64,226
Walker & Dunlop, Inc.*(u)	2,100	60,501

		622,511

Tobacco
Altria Group, Inc.(u)	9,300	541,353
Philip Morris International, Inc.(u)	3,480	305,927

		847,280

Trading Companies & Distributors
Avolon Holdings Ltd. (Ireland)*	63	1,950
DXP Enterprises, Inc.*(u)	7,000	159,600
Kaman Corp.(u)	1,700	69,377
MRC Global, Inc.*(u)	30,700	396,030
WESCO International, Inc.*(u)	1,500	65,520

		692,477

Transportation Infrastructure — 0.9%
Aeroports de Paris (France)(a)	45,821	5,332,151
Ansaldo STS SpA (Italy)	18,544	198,908
Atlantia SpA (Italy)	368,622	9,753,211
Flughafen Zuerich AG (Switzerland)	7,457	5,595,077
Groupe Eurotunnel SE (France)	796,229	9,906,001
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	743,177	6,556,620
Sydney Airport (Australia)	1,664,035	7,658,406
Transurban Group (Australia)	701,784	5,319,484
Transurban Group (Australia), 144A(g)	231,328	1,753,453

		52,073,311

Water Utilities — 0.1%
American Water Works Co., Inc.	67,268	4,019,263
Guangdong Investment Ltd. (China)	1,536,499	2,169,887

		6,189,150

Wireless Telecommunication Services — 0.1%
SBA Communications Corp. (Class A Stock)*	48,893	5,137,188
Telephone & Data Systems, Inc.(u)	2,400	62,136
T-Mobile US, Inc.*(u)	11,890	465,137

		5,664,461

TOTAL COMMON STOCKS (cost $448,133,208)		454,524,688

EXCHANGE TRADED FUNDS — 0.5%
iShares Global 100 Index Fund(a)	228,921	16,672,316
iShares JPMorgan USD Emerging Markets Bond Fund(a)	100	10,578
SPDR Barclays High Yield Bond	500	16,955

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)
SPDR Dow Jones REIT(a)	153,000	$14,019,390

TOTAL EXCHANGE TRADED FUNDS (cost $22,131,647)		30,719,239

PREFERRED STOCKS — 0.1%
Capital Markets
Cowen Group, Inc., CVT, 5.625%*	575	431,394

Chemicals
A Schulman, Inc., CVT, 6.000%*	550	456,500

Consumer Finance
Navient Corp., 2.171%(c)	900	21,276

Household Durables — 0.1%
Sealy Corp., CVT, 8.000%*(g)	33,706	2,968,043

Paper & Forest Products
China Wood, Inc., CVT, 8.000% (original cost $81,795; purchased 11/05/10)*(f)(g)	20,500	100

Thrifts & Mortgage Finance
Federal National Mortgage Assoc., Series S, 8.250%*	100,000	350,000

TOTAL PREFERRED STOCKS (cost $4,117,996)		4,227,313

	Units
RIGHTS*
Biotechnology
Ambit Biosciences Corp., CVR (original cost $0; purchased 11/12/14)(f)(g)	11,080	9,027
Chelsea Therapeutics International Ltd., Escrow Shares, CVR (original cost $23,695; purchased 06/24/14)(f)(g)	296,186	23,695
Durata Therapeutics, Inc., CVR (original cost $0; purchased 11/19/14)(f)(g)	19,543	20,232
Prosensa Holdings, CVR (Netherlands) (original cost $15,402; purchased 01/16/15)(f)(g)	15,402	9,838

		62,792

Capital Markets
1347 Capital Corp., expiring 07/21/16	30,036	3,454
Arowana, Inc. (Australia), expiring 01/01/17	80,000	16,000
Barington/Hilco Acquisition Corp., expiring 02/13/17	58,260	11,687
CB Pharma Acquisition Corp., expiring 06/17/16	24,500	4,747
DT Asia Investments Ltd. (Hong Kong)	15,871	1,984
Garnero Group Acquisition Co. (Brazil), expiring 06/25/16	172,260	41,342
Hydra Industries Acquisition Corp.	120,000	31,920
Pacific Special Acquisition Corp. (China), expiring 03/15/17	41,500	7,263

		118,397

Health Care Equipment & Supplies
American Medical Alert Corp., CVR(g)	27,759	3

Health Care Providers & Services
Community Health Systems, Inc., CVR	744,052	6,696

RIGHTS* (continued)	Units	Value (Note 2)
Life Sciences Tools & Services
Furiex Pharmaceuticals, Inc., CVR (original cost $164,380; purchased 07/03/14)(f)(g)	16,825	$—

TOTAL RIGHTS (cost $400,253)		187,888

	Shares
UNAFFILIATED FUNDS — 1.3%
Adams Diversified Equity Fund, Inc. (Retail Shares)	5,705	73,195
Adams Natural Resources Fund, Inc.	2,591	45,964
Advent Claymore Convertible Securities & Income Fund	6,310	85,311
Advent Claymore Convertible Securities & Income Fund II(u)	41,372	229,615
Advent Claymore Enhanced Growth & Income Fund	478	3,953
AllianceBernstein Global High Income Fund, Inc.	10,629	114,581
AllianzGI Equity & Convertible Income Fund	2,996	53,808
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	16,301	201,969
Alpine Global Dynamic Dividend Fund	13,817	122,280
Alpine Global Premier Properties Fund(u)	50,567	291,772
Alpine Total Dynamic Dividend Fund	22,919	176,018
Apollo Senior Floating Rate Fund, Inc.	4,013	60,797
Apollo Tactical Income Fund, Inc.	4,656	64,672
Ares Dynamic Credit Allocation Fund, Inc.	21,292	284,461
Avenue Income Credit Strategies Fund	3,778	42,880
Babson Capital Global Short Duration High Yield Fund	2,643	43,583
BlackRock Core Bond Trust (Retail Shares)	10,671	134,881
BlackRock Corporate High Yield Fund, Inc.	29,412	287,649
BlackRock Floating Rate Income Strategies Fund, Inc.(u)	7,988	103,045
BlackRock Global Long/Short Credit Fund (Institutional Class Shares)	1,305,631	12,756,012
BlackRock Limited Duration Income Trust	6,581	95,951
BlackRock Multi-Sector Income Trust	7,491	118,433
BlackRock Muni Intermediate Duration Fund, Inc.	4,913	69,617
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (Retail Shares)(u)	3,154	45,512
BlackRock MuniYield Michigan Quality Fund, Inc. (Retail Shares)(u)	8,281	115,603
BlackRock Resources & Commodities Strategy Trust(u)	57,544	409,138
BlackRock Utility and Infrastructure Trust	400	6,712
Blackstone/GSO Long-Short Credit Income Fund(u)	13,001	175,253
Blackstone/GSO Strategic Credit Fund	24,934	333,368
Brookfield Global Listed Infrastructure Income Fund, Inc.	8,651	101,649
Brookfield High Income Fund, Inc.	2,616	17,998
Calamos Global Dynamic Income Fund	10,471	74,972
Calamos Market Neutral Income Fund (Institutional Class Shares)	701,648	8,854,803
CBRE Clarion Global Real Estate Income Fund(u)	37,194	284,162
Central Securities Corp. (Retail Shares)(u)	14,084	267,878

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

UNAFFILIATED FUNDS (continued)	Shares	Value (Note 2)
Clough Global Allocation Fund	368	$4,957
Clough Global Equity Fund	2,533	31,738
Clough Global Opportunities Fund	8,949	93,428
Cohen & Steers Quality Income Realty Fund, Inc. (Retail Shares)(u)	26,581	324,820
Cohen & Steers REIT and Preferred Income Fund, Inc.(u)	12,041	222,036
Cushing Renaissance Fund (The)	444	6,336
Delaware Enhanced Global Dividend & Income Fund	8,017	74,959
Deutsche High Income Trust (Retail Shares)	2,623	20,853
Diamond Hill Long-Short Fund (Institutional Class Shares)	324,433	7,711,767
Dividend and Income Fund	316	3,479
Eaton Vance Floating-Rate Income Plus Fund	1,451	20,532
Eaton Vance Floating-Rate Income Trust	5,768	72,908
Eaton Vance Global Macro Absolute Return Fund (Institutional Class Shares)	1,109,228	10,038,509
Eaton Vance Limited Duration Income Fund(u)	15,636	199,515
Eaton Vance Senior Income Trust (Retail Shares)(u)	16,915	97,600
Eaton Vance Short Duration Diversified Income Fund(u)	12,411	166,432
Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	2,221	27,918
First Trust Aberdeen Global Opportunity Income Fund(u)	25,459	257,900
First Trust High Income Long/Short Fund	17,376	244,654
First Trust Sr. Floating Rate Income Fund II	1,150	14,203
First Trust Strategic High Income Fund II	2,729	30,374
Franklin Limited Duration Income Trust	31,274	335,257
Gabelli ABC Fund (Advisor Class Shares)	1,208,259	12,094,675
Gabelli Dividend & Income Trust (The)(u)	3,433	63,373
Gabelli Healthcare & WellnessRx Trust (The)	3,926	40,241
GAMCO Natural Resources Gold & Income Trust	1,437	8,234
General American Investors Co., Inc.	4,779	152,641
Invesco Dynamic Credit Opportunities Fund(u)	8,125	85,719
Invesco High Income Trust II (Retail Shares)	6,268	80,544
Invesco Pennsylvania Value Municipal Income Trust	1,872	23,999
Invesco Quality Municipal Income Trust (Retail Shares)	4,966	63,019
Ivy High Income Opportunities Fund	5,163	63,918
KKR Income Opportunities Fund	1,903	26,395
Lazard Global Total Return and Income Fund, Inc.	2,896	37,880
Liberty All Star Equity Fund (Retail Shares)(u)	63,908	341,908
LMP Capital and Income Fund, Inc.	7,883	97,513
LMP Corporate Loan Fund, Inc. (Retail Shares)	259	2,559
Macquarie Global Infrastructure Total Return Fund, Inc.(u)	6,114	116,472

UNAFFILIATED FUNDS (continued)	Shares	Value (Note 2)
MFS Investment Grade Municipal Trust (Retail Shares)	86	$849
MFS Municipal Income Trust (Retail Shares)	7,530	51,204
Miller/Howard High Dividend Fund	2,133	24,444
Morgan Stanley Emerging Markets Fund, Inc.	576	7,384
Morgan Stanley Income Securities, Inc. (Retail Shares)	3,762	63,465
Neuberger Berman High Yield Strategies Fund, Inc.(u)	13,853	139,777
Neuberger Berman Real Estate Securities Income Fund, Inc.	1,067	5,346
New America High Income Fund, Inc. (The)	1,823	13,964
Nuveen Connecticut Premium Income Municipal Fund (Retail Shares)	809	10,323
Nuveen Credit Strategies Income Fund	48,990	384,082
Nuveen Diversified Dividend & Income Fund	3,024	32,750
Nuveen Dividend Advantage Municipal Fund 2 (Retail Shares)	11,589	164,100
Nuveen Global Equity Income Fund(u)	5,490	59,951
Nuveen Maryland Premium Income Municipal Fund (Retail Shares)	17,406	220,882
Nuveen Michigan Quality Income Municipal Fund	1,780	24,368
Nuveen Municipal Advantage Fund, Inc. (Retail Shares)	5,083	70,400
Nuveen Municipal Market Opportunity Fund, Inc. (Retail Shares)(u)	3,430	47,300
Nuveen New Jersey Dividend Advantage Municipal Fund (Retail Shares)	16,816	227,016
Nuveen New York AMT-Free Municipal Income Fund	152	1,996
Nuveen North Carolina Premium Income Municipal Fund (Retail Shares)	10,350	135,585
Nuveen Ohio Quality Income Municipal Fund (Retail Shares)	2,210	33,725
Nuveen Pennsylvania Investment Quality Municipal Fund (Retail Shares)(u)	6,616	90,639
Nuveen Premier Municipal Income Fund, Inc.(u)	3,466	47,346
Nuveen Premium Income Municipal Fund, Inc. (Retail Shares)	18,752	264,403
Nuveen Quality Income Municipal Fund, Inc. (Retail Shares)	4,936	69,992
Nuveen Quality Municipal Fund, Inc. (Retail Shares)	14,250	194,370
Nuveen Select Quality Municipal Fund, Inc. (Retail Shares)	8,793	123,542
Nuveen Senior Income Fund	3,646	21,037
Nuveen Short Duration Credit Opportunities Fund(u)	6,150	91,205
PIMCO Dynamic Credit Income Fund	10,207	184,032
PIMCO Income Strategy Fund II	12	105
Pioneer Diversified High Income Trust	1,896	27,663
Pioneer Floating Rate Trust	5,390	58,481
Putnam High Income Securities Fund(u)	17,439	127,479
Putnam Managed Municipal Income Trust	7,249	53,353
RMR Real Estate Income Fund (Retail Shares)(u)	11,650	224,495
Royce Micro-Cap Trust, Inc.	12,121	87,998
Royce Value Trust, Inc.	11,535	135,767

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

UNAFFILIATED FUNDS (continued)	Shares	Value (Note 2)
Sprott Focus Trust, Inc.	10,204	$59,183
Stone Harbor Emerging Markets Total Income Fund	3,092	35,156
Swiss Helvetia Fund, Inc.(The)	4,076	43,043
Templeton Emerging Markets Fund	910	9,073
Templeton Global Income Fund (Retail Shares)	31,362	199,149
THL Credit Senior Loan Fund	740	11,736
Tortoise Energy Independence Fund, Inc.	7,529	84,927
Tortoise Pipeline & Energy Fund, Inc.	2,315	33,591
Tortoise Power and Energy Infrastructure Fund, Inc.	1,024	17,183
Transamerica Flexible Income	13,255	119,693
Tri-Continental Corp.	5,531	110,731
Voya Emerging Markets High Income Dividend Equity Fund	710	5,254
Voya Infrastructure Industrials and Materials Fund	2,770	33,960
Voya Natural Resources Equity Income Fund	1,666	9,096
Voya Prime Rate Trust	5,298	26,808
Wells Fargo Global Dividend Opportunity Fund	9,978	59,070
Wells Fargo Income Opportunities Fund(u)	8,339	62,126
Wells Fargo Multi-Sector Income Fund	11,932	135,070
Western Asset Global High Income Fund, Inc.	6,666	58,128
Western Asset Global Partners Income Fund, Inc. (Retail Shares)(u)	16,285	125,883
Western Asset High Income Fund II, Inc.	1,778	11,219
Western Asset High Income Opportunity Fund, Inc. (Retail Shares)(u)	46,731	219,168
Western Asset Managed High Income Fund, Inc. (Retail Shares)(u)	57,084	258,020
Western Asset Worldwide Income Fund, Inc. (Retail Shares)(u)	12,865	129,679
William Blair Macro Allocation Fund (Institutional Class Shares)	731,991	8,337,380
Zweig Total Return Fund, Inc. (The)	4,410	53,714

TOTAL UNAFFILIATED FUNDS (cost $76,028,340)		73,215,618

	Units
WARRANTS*
Aerospace & Defense
Tempus Applied Solutions Holdings, Inc., expiring 12/19/17(g)	65,070	16,267

Banks
Associated Banc-Corp., expiring 11/21/18	2,176	6,506
Boston Private Financial Holdings, Inc., expiring 11/21/18	10,019	48,091

		54,597

Biotechnology
Mast Therapeutics, Inc., expiring 11/16/16(g)	11,250	27
NeoStem, Inc., expiring 07/22/16(g)	30,000	—
Venaxis, Inc., expiring 05/24/18(g)	2,700	13

		40

WARRANTS* (continued)	Units	Value (Note 2)
Capital Markets
1347 Capital Corp., expiring 08/06/21	30,036	$5,271
Acasta Enterprises, Inc. (Canada), expiring 09/08/20	70,915	23,063
Alignvest Acquisition Corp. (Canada), expiring 06/15/23	55,000	13,912
AR Capital Acquisition Corp., expiring 10/19/17	52,500	9,450
Arowana, Inc. (Australia), expiring 05/01/16	80,000	7,800
Barington/Hilco Acquisition Corp., expiring 02/11/18	58,260	8,273
Boulevard Acquisition Corp. II, expiring 09/25/20(g)	169,102	87,933
Capitol Acquisition Corp. III, expiring 10/19/20	175,000	91,437
CB Pharma Acquisition Corp., expiring 12/17/21	24,500	4,410
Double Eagle Acquisition Corp., expiring 10/16/20	202,500	113,653
DT Asia Investments Ltd. (Hong Kong), expiring 10/22/19	15,871	1,587
Dundee Acquisition Ltd. (Canada), expiring 04/14/20	70,000	10,877
Easterly Acquisition Corp., expiring 08/04/20(u)	101,750	38,156
Education Management Corp., expiring 10/01/21 (original cost $89,109; purchased 01/23/15)(f)(g)	1,339,182	8,008
FinTech Acquisition Corp., expiring 02/19/20	80,000	26,800
Garnero Group Acquisition Co. (Brazil), expiring 06/24/19	172,260	20,671
Gibraltar Growth Corp. (Canada), expiring 11/11/20	126,000	11,838
Gores Holdings, Inc., expiring 10/16/20(u)	385,000	143,413
Harmony Merger Corp., expiring 01/01/21(u)	156,780	54,873
Hydra Industries Acquisition Corp., expiring 12/09/19	120,000	26,220
Pace Holdings Corp., expiring 10/29/20	45,000	14,688
Pacific Special Acquisition Corp. (China), expiring 10/27/20	41,500	3,922
Quinpario Acquisition Corp. 2, expiring 01/01/23	251,918	51,643
Terrapin 3 Acquisition Corp., expiring 08/18/19	102,000	30,345
WL Ross Holding Corp., expiring 08/05/19	207,000	68,310

		876,553

Chemicals
AgroFresh Solutions, Inc., expiring 02/19/19	36,000	33,840
Delta Technology Holdings Ltd. (China), expiring 12/18/17	86,702	9,065

		42,905

Commercial Services & Supplies
IVS Group SA (Italy), expiring 01/27/16	60,858	727

Construction Materials
Tecnoglass, Inc., expiring 12/16/16	36,362	216,354

Distributors
KBS Fashion Group Ltd. (China), expiring 01/22/18	80,792	4,444

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

WARRANTS* (continued)	Units	Value (Note 2)
Diversified Financial Services
Electrawinds SE (Luxembourg), expiring 10/11/17	57,500	$312
Electrum Special Acquisition Corp., expiring 06/11/21(u)	110,000	23,650
Global Partner Acquisition Corp., expiring 08/13/20(u)	132,000	37,752
GP Investments Acquisition Corp., expiring 05/26/22(g)(u)	137,500	66,000
Hennessy Capital Acquisition Corp. II, expiring 09/11/20	125,058	23,761
Jack Cooper Holdings Corp., expiring 12/15/17(g)	200	25,000
Jack Cooper Holdings Corp., expiring 05/06/18(g)	50	6,250
RMG Networks Holding Corp., expiring 04/08/18(g)	79,900	1,638

		184,363

Energy Equipment & Services
Glori Energy, Inc., expiring 07/25/19(g)	26,400	660

Food Products
Pingtan Marine Enterprise Ltd., expiring 02/26/18(g)	55,000	577

Health Care Technology
Ability, Inc. (Israel), expiring 12/17/18	103,913	145,478

Hotels, Restaurants & Leisure
Del Taco Restaurants, Inc., expiring 01/06/18	49,001	142,103

Internet Software & Services
Net Element International, Inc., expiring 10/02/17(g)	28,804	3

Machinery
Blue Bird Corp., expiring 02/24/20	54,000	48,600
Jason Industries, Inc., expiring 09/27/18	163,030	9,782

		58,382

Media
Global Eagle Entertainment, Inc., expiring 05/13/16.	47,671	170,901

Pharmaceuticals
Pluristem Therapeutics, Inc., expiring 09/19/17(g)	6,750	675

TOTAL WARRANTS (cost $1,644,763)		1,915,029

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.4%
Collateralized Debt Obligations
Stoney Lane Funding I Corp.,
Series 2007-1A, Class A1, 144A
0.555%(c)	04/18/22	815	805,359
Venture VIII CDO Ltd.,
Series 2007-8A, Class A1A, 144A
0.600%(c)	07/22/21	1,016	991,447

			1,796,806

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 0.1%
Aquilae CLO II PLC (Ireland),
Series 2006-1X, Class A
0.289%(c)	01/17/23	EUR	27	$28,879
Cadogan Square CLO III BV (Netherlands),
Series 3X, Class A
0.279%(c)	01/17/23	EUR	31	33,229
Dryden XXII Sr. Loan Fund (Cayman Islands),
Series 2011-22A, Class A1R, 144A
1.491%(c)	01/15/22		1,715	1,708,859
Gallatin CLO VII Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A
1.591%(c)	07/15/23		979	971,343
Goldentree Loan Opportunities V Ltd. (Cayman Islands),
Series 2007-5A, Class A, 144A
1.010%(c)	10/18/21		368	366,397
Halcyon Structured Asset Management European CLO BV (Netherlands),
Series 2006-IIX, Class A1
0.289%(c)	01/25/23	EUR	143	154,722
Hillmark Funding Ltd. (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.628%(c)	05/21/21		383	375,884
Mercator CLO II PLC (Ireland),
Series II-X, Class A1
0.149%(c)	02/18/24	EUR	55	59,101
Octagon Investment Partners XII Ltd. (Cayman Islands),
Series 2012-1AR, Class AR, 144A
1.574%(c)	05/05/23		825	823,506
Penta CLO 1 SA (Luxembourg),
Series 2007-1X, Class A1
0.172%(c)	06/04/24	EUR	220	236,740
Symphony CLO III Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.602%(c)	05/15/19		289	287,664
Wood Street CLO BV (Netherlands),
Series I, Class A
0.231%(c)	11/22/21	EUR	72	77,725
Series II-A, Class A1
0.339%(c)	03/29/21	EUR	18	19,977

				5,144,026

Non-Residential Mortgage-Backed Securities — 0.1%
Community Funding (Cayman Islands),
Series 2015-1A, Class A, 144A
5.750%	11/01/27		330	336,974
Magnus Relda Holding Vier GmbH (Germany),
Series 1A, Class JNR, , ASSET 0, 144A
7.000%	10/28/24	EUR	784	866,475
Motor PLC (United Kingdom),
Series 2014-1A, Class A1, 144A
0.902%(c)	08/25/21		569	568,253
Nelnet Student Loan Trust,
Series 2008-3, Class A4
2.043%(c)	11/25/24		380	382,439
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 144A
2.470%	09/18/24		900	898,227
SLM Student Loan Trust,
Series 2008-5, Class A4
2.020%(c)	07/25/23		370	372,184

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2003-11, Class A6, 144A
1.262%(c)	12/15/25		390	$376,350

				3,800,902

Residential Mortgage-Backed Securities — 0.2%
Argent Securities Trust,
Series 2006-W1, Class A2D
0.722%(c)	03/25/36		526	348,008
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-HE3, Class 1A2
0.622%(c)	04/25/37		512	504,390
Citigroup Mortgage Loan Trust,
Series 2007-AMC2, Class A3A
0.502%(c)	01/25/37		1,092	696,187
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT4, Class M5
1.042%(c)	07/25/35		1,800	1,501,599
Series 2006-WFH2, Class A3
0.642%(c)	08/25/36		1,000	883,020
Countrywide Asset-Backed Certificates,
Series 2006-15, Class A6
5.049%(c)	10/25/46		385	363,051
Series 2006-4, Class 2A2
0.602%(c)	07/25/36		165	162,007
CWABS Asset-Backed Certificates Trust,
Series 2005-17, Class MV1
0.882%(c)	05/25/36		1,000	810,585
GSAA Home Equity Trust,
Series 2006-7, Class AF2
5.995%(c)	03/25/46		2,243	1,639,990
GSAMP Trust,
Series 2007-NC1, Class A2C
0.572%(c)	12/25/46		1,045	573,467
Mastr Asset Backed Securities Trust,
Series 2006-NC2, Class A3
0.532%(c)	08/25/36		1,717	807,536
Soundview Home Loan Trust,
Series 2006-3, Class A4
0.672%(c)	11/25/36		1,500	1,032,062
Structured Asset Securities Corp. Trust,
Series 2005-SC1, Class 1A2, 144A
7.640%(c)	05/25/31		1,083	935,692
Washington Mutual Asset-Backed Certificates Trust,
Series 2007-HE2, Class 2A3
0.672%(c)	04/25/37		1,874	851,238

				11,108,832

TOTAL ASSET-BACKED SECURITIES (cost $22,314,183)				21,850,566

BANK LOANS(c)
Commercial Services & Supplies
RR Donnelley & Sons Co.,
Term Loan
9.750%	12/31/16	(g)	213	88,368

Diversified Financial Services
Ochard Acquisition Co. LLC,
Initial Term Loan
7.000%	02/08/19	(g)	195	144,295

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
Energy Equipment & Services
Pacific Drilling SA,
Term Loan B-1(original cost $71,675; purchased 09/09/15-09/10/15)(f)
4.500%	06/03/18			100	$42,225

Foreign Government Bonds
Hellenic Republic Government Bond (European Currency Unit),
Term Loan
3.930%	03/30/16	(g)	EUR	1,000	1,042,700

Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp.,
Term Loan(original cost $20,000; purchased 12/15/15)(f)
— %(p)	09/15/16	(g)		20	11,800

Technology Hardware, Storage & Peripherals
GT Advanced Technologies, Inc.,
Term Loan
9.500%	06/29/16	(g)		97	96,744

TOTAL BANK LOANS (cost $1,615,401)					1,426,132

CERTIFICATES OF DEPOSIT
Banco Bilbao Vizcaya Argentaria (Spain)
1.212%(c)	05/16/16			750	748,596
Intesa Sanpaolo SpA (Italy)
1.701%(c)	04/11/16			2,000	2,001,522

TOTAL CERTIFICATES OF DEPOSIT (cost $2,750,000)					2,750,118

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
BAMLL Mezzanine Securities Trust,
Series 2014-INMZ, Class MZB, 144A
8.813%(c)	12/15/19			1,000	998,800
Banc of America Re-REMIC Trust,
Series 2009-UB1, Class A4A, 144A
5.588%(c)	06/24/50			208	211,591
BLCP Hotel Trust,
Series 2014-CLMZ, Class M, 144A
6.059%(c)	08/15/29			1,480	1,412,508
Business Mortgage Finance 7 PLC (United Kingdom),
Series 7X, Class A1
2.573%(c)	02/15/41		GBP	562	806,390
Citigroup Commercial Mortgage Trust,
Series 2014-388G, Class A, 144A
1.081%(c)	06/15/33			600	593,763
Credit Suisse Mortgage Capital Certificates,
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40			69	69,833
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39			705	709,894
Series 2010-UD1, Class A, 144A
5.777%(c)	12/16/49			839	854,508
Credit Suisse Mortgage Trust,
Series 2015-TOWN
9.486%	03/01/28			1,000	990,010
DECO Series (United Kingdom),
Series 2015-HRPA, Class A, 144A
1.200%(c)	04/27/27		EUR	1,484	1,601,717

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae-Aces,
Series 2010-M7, Class FA
0.821%(c)	11/25/20			970	$981,551
FHLMC Multifamily Structured Pass Through Certificates,
Series KF12, Class A
0.900%	09/25/22			3,600	3,587,186
GS Mortgage Securities Corp. II Trust,
Series 2012-GCJ9, Class XA, IO
2.329%(c)	11/10/45			1,332	128,213
Hercules Eclipse PLC (United Kingdom),
Series 2006-4, Class A
0.821%(c)	10/25/18		GBP	69	100,546
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43			1,200	1,260,876
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.044%(c)	12/16/49			70	71,578
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28			600	632,811
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class G, 144A
5.625%(c)	01/15/45			1,260	1,253,081
Series 2007-C32, Class A2
5.708%(c)	06/15/49			132	131,828

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $16,496,935)					16,396,684

CONVERTIBLE BONDS — 0.2%
Auto Parts & Equipment — 0.1%
Meritor, Inc.,
Gtd. Notes
7.875%	03/01/26			1,065	1,270,013

Electric
NRG Yield, Inc.,
Gtd. Notes, 144A
3.250%	06/01/20			350	293,781

Energy-Alternate Sources
Amyris, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	04/15/19			875	929,687

Healthcare-Products
China Medical Technologies, Inc. (China),
Sr. Unsec’d. Notes, 144A(d)
6.250%	12/15/16			450	45

Healthcare-Services — 0.1%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42			2,750	5,249,063

Leisure Products
SouthPeak Interactive Corp., (original cost $500,000; purchased 09/01/10)(d)(f)
24.000%	12/31/50	(g)		500	12,669

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Oil & Gas
Emerald Oil, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	04/01/19			325	$104,000
Endeavour International Corp.,
Sr. Unsec’d. Notes(d)
5.500%	07/15/16			650	3,250
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	02/16/23			500	91,250
8.125%	10/16/22			150	28,781

					227,281

Real Estate Investment Trusts (REITs)
Lexington Realty Trust,
Gtd. Notes, 144A
6.000%	01/15/30			500	589,063

Telecommunications
Axtel SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
9.000%	01/31/20		MXN	2,311	281,641
Powerwave Technologies, Inc.,
Sub. Notes(d)
3.875%	10/01/27			450	45

					281,686

Textiles, Apparel & Luxury Goods
China Linen (China), (original cost $200,000; purchased 11/02/10)(d)(f)
6.250%	12/31/50	(g)		200	2

TOTAL CONVERTIBLE BONDS (cost $10,221,242)					8,853,290

CORPORATE BONDS — 4.3%
Agriculture
Altria Group, Inc.,
Gtd. Notes
10.200%	02/06/39			300	491,956
Reynolds American, Inc.,
Gtd. Notes
5.850%	08/15/45			230	255,700
6.150%	09/15/43			50	56,720

					804,376

Airlines
Spirit Airlines Pass-Through Trust,
Pass-Through Certificates
4.100%	10/01/29			1,500	1,477,500

Apparel
Quiksilver, Inc./QS Wholesale, Inc.,
Gtd. Notes(d)
10.000%	08/01/20			675	32,063

Auto Components
Exide Technologies Escrow Shares,
First Lien
2.526%	12/31/99	(g)		2,750	—

Auto Manufacturers
General Motors Co.,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
6.250%	10/02/43			310	$327,526
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, MTN
0.306%	11/27/17		EUR	1,500	1,569,264

					1,896,790

Auto Parts & Equipment
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.125%	11/15/23			60	61,500
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK, 144A
6.250%	11/15/19			200	209,000

					270,500

Banks — 1.9%
BAC Capital Trust XIV,
Ltd. Gtd. Notes
4.000%(c)	09/29/49			3,750	2,769,563
Banca Carige SpA (Italy),
Covered Bonds, MTN
3.750%	11/25/16		EUR	600	669,609
3.875%	10/24/18		EUR	1,400	1,645,880
Banca Monte dei Paschi di Siena SpA (Italy),
Covered Bonds, MTN
4.875%	09/15/54		EUR	100	111,911
Sr. Unsec’d. Notes, MTN
3.625%	04/01/19		EUR	1,500	1,631,372
Banco Bilbao Vizcaya Argentaria Colombia SA (Colombia),
Sub. Notes, 144A
4.875%	04/21/25			620	593,650
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
6.750%(c)	12/29/49		EUR	200	212,189
9.000%(c)	05/29/49			1,000	1,070,642
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
3.750%	07/25/18	(g)	EUR	900	913,894
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, MTN
4.000%	01/21/19		EUR	800	95,635
Banco Nacional de Comercio Exterior SNC (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25			1,815	1,792,313
Banco Popolare SC (Italy),
Sr. Unsec’d. Notes, MTN
2.375%	01/22/18		EUR	700	764,339
Banco Popular Espanol SA (Spain),
Covered Bonds, MTN
3.500%	09/11/17		EUR	500	572,711
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, RegS
4.625%	02/13/17			200	201,700
Banco Santander SA (Spain),
Jr. Sub. Notes
6.250%(c)	09/11/49		EUR	100	101,612
Jr. Sub. Notes, RegS
6.375%(c)	05/29/49			1,200	1,140,000
Bank of America Corp.,

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Jr. Sub. Notes
5.200%(c)	12/29/49			1,870	$1,741,438
6.100%(c)	12/29/49			250	253,438
6.250%(c)	09/29/49			640	641,600
6.500%(c)	10/29/49			230	242,363
Sr. Unsec’d. Notes
4.100%	07/24/23			1,900	1,964,530
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23			400	393,730
4.000%	04/01/24	(a)		900	920,443
5.000%	01/21/44			350	365,292
6.875%	04/25/18	(a)		2,000	2,206,514
Bank of America NA,
Sr. Unsec’d. Notes
1.750%	06/05/18			900	894,214
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.234%(c)	08/17/20			300	300,565
Bankia SA (Spain),
Sr. Unsec’d. Notes
0.147%(c)	01/25/16		EUR	100	108,647
3.500%	01/17/19		EUR	100	114,336
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes, 144A
5.750%	01/30/25			430	372,152
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22			1,000	1,138,750
7.750%(c)	04/10/23			200	213,500
Barclays PLC (United Kingdom),
Jr. Sub. Notes
6.500%(c)	12/29/49		EUR	1,300	1,430,089
BBVA Banco Continental SA (Peru),
Sub. Notes, 144A
5.250%(c)	09/22/29			300	291,000
BNP Paribas SA (France),
Gtd. Notes, 144A
4.375%	09/28/25			220	215,451
Jr. Sub. Notes, 144A
7.375%(c)	12/29/49			200	205,250
BPCE SA (France),
Gtd. Notes
0.934%(c)	11/18/16			800	800,177
Gtd. Notes, MTN
1.156%(c)	06/17/17			1,600	1,596,965
Sub. Notes, 144A
4.500%	03/15/25			200	191,859
BPE Financiaciones SA (Spain),
Gtd. Notes
2.875%	05/19/16		EUR	400	438,170
Gtd. Notes, MTN
2.500%	02/01/17		EUR	200	220,934
CIT Group, Inc.,
Sr. Unsec’d. Notes
3.875%	02/19/19	(a)		500	497,500
5.000%	08/01/23			510	517,650
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	(a)		2,050	2,142,250
Citigroup, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Jr. Sub. Notes
5.350%(c)	04/29/49		2,100	$1,989,750
5.950%(c)	12/29/49		2,140	2,059,750
6.300%(c)	12/29/49		200	195,000
8.400%(c)	04/29/49		800	871,600
Sr. Unsec’d. Notes
2.650%	10/26/20		100	99,192
4.650%	07/30/45		280	284,143
8.125%	07/15/39		84	120,479
Sr. Unsec’d. Notes, MTN
0.849%(c)	05/01/17		2,000	1,990,860
Sub. Notes
5.300%	05/06/44		370	384,865
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Bank Gtd. Notes
5.250%	08/04/45		250	261,973
Gtd. Notes
3.950%	11/09/22		550	556,723
5.750%	12/01/43		300	335,346
Jr. Sub. Notes, MTN
8.400%(c)	11/29/49		1,200	1,289,244
Jr. Sub. Notes, RegS
8.375%(c)	07/29/49		900	924,746
Sr. Unsec’d. Notes
0.653%(c)	04/28/17		1,900	1,897,826
Credit Agricole SA (France),
Sub. Notes, 144A
4.375%	03/17/25		740	715,906
Credit Suisse (Switzerland),
Sr. Unsec’d. Notes, MTN
2.300%	05/28/19		300	300,258
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A
4.875%	05/15/45		540	532,486
Depfa ACS Bank (Ireland),
Covered Bonds, 144A
5.125%	03/16/37		400	486,340
Covered Bonds, RegS
5.125%	03/16/37		1,700	2,066,945
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
1.875%	01/29/20		2,800	2,753,134
Gov’t. Liquid Gtd. Notes, RegS
1.250%	10/18/16		600	600,725
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
2.375%	05/25/16		1,300	1,300,910
Sr. Unsec’d. Notes, MTN
2.875%	11/16/16	CHF	200	201,371
Goldman Sachs Capital II,
Ltd. Gtd. Notes
4.000%(c)	12/29/49		710	500,550
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.712%(c)	09/15/20		600	601,306
4.750%	10/21/45		100	99,338
Sub. Notes
4.250%	10/21/25		110	109,159
5.150%	05/22/45		290	281,702

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
6.750%	10/01/37			650	$759,808
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(c)	12/29/49	(a)		1,260	1,258,425
Sub. Notes
4.250%	08/18/25			220	218,330
5.250%	03/14/44			650	674,456
Industrial & Commercial Bank of China Ltd. (China),
Sr. Unsec’d. Notes, MTN
3.231%	11/13/19			510	518,286
Intesa Sanpaolo SpA (Italy),
Gtd. Notes, MTN
3.125%	01/15/16			200	200,100
Itau Unibanco Holding SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.850%	05/26/18	(a)		1,320	1,255,320
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.150%(c)	12/29/49			1,600	1,512,000
6.125%(c)	12/29/49			300	303,375
Sr. Unsec’d. Notes
2.550%	10/29/20			1,200	1,189,931
2.750%	06/23/20			1,300	1,305,793
Sr. Unsec’d. Notes, MTN
0.870%(c)	04/25/18			1,900	1,886,732
KBC Bank NV (Belgium),
Sub. Notes
8.000%(c)	01/25/23			800	871,040
Lloyds Bank PLC (United Kingdom),
Covered Bonds, MTN
4.875%	03/30/27		GBP	500	875,068
5.125%	03/07/25		GBP	300	530,628
Gtd. Notes
1.750%	05/14/18			350	349,244
3.500%	05/14/25			50	50,164
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49			2,000	2,833,600
Lloyds Banking Group PLC (United Kingdom),
Sub. Notes
4.500%	11/04/24			210	213,177
Realkredit Danmark A/S (Denmark),
Sec’d. Notes
2.000%	01/01/16		DKK	109,000	15,872,554
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
5.125%	05/28/24			1,500	1,519,733
6.000%	12/19/23			510	549,278
6.100%	06/10/23			800	859,555
6.125%	12/15/22			160	174,192
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, RegS(d)
9.500%(c)	03/16/22			1,000	1,080,732
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
5.298%	12/27/17			200	200,260
6.299%	05/15/17			160	162,563
7.750%	05/29/18			2,000	2,097,580
Sub. Notes, RegS
6.000%(c)	06/03/21			2,370	2,249,130

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Santander UK Group Holdings PLC (United Kingdom),
Sub. Notes, 144A
4.750%	09/15/25			200	$197,361
Societe Generale SA (France),
Jr. Sub. Notes, 144A
6.000%(c)	10/27/49			310	292,795
Stadshypotek AB (Sweden),
Covered Bonds, MTN
4.250%	10/10/17		AUD	900	669,473
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
5.700%	03/26/44			800	800,646
UBS AG (Switzerland),
Sub. Notes, MTN
7.250%(c)	02/22/22			900	938,963
Wachovia Capital Trust III,
Ltd. Gtd. Notes
5.570%(c)	03/29/49			4,200	4,045,650
Wells Fargo & Co.,
Jr. Sub. Notes
5.875%(c)	12/29/49			190	199,975
5.900%(c)	12/29/49			190	191,663
Sub. Notes
3.450%	02/13/23			800	801,885
Sub. Notes, MTN
4.650%	11/04/44			90	87,559
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/18			1,000	997,475

					109,311,953

Beverages
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/42			500	503,701

Biotechnology
Celgene Corp.,
Sr. Unsec’d. Notes
5.000%	08/15/45			240	240,933
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.650%	03/01/26			220	221,865

					462,798

Building Materials — 0.1%
Cementos Pacasmayo SAA (Peru),
Gtd. Notes, RegS
4.500%	02/08/23			550	512,875
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22			280	294,700
Sr. Sec’d. Notes, RegS
9.375%	10/12/22			320	339,920
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.125%	05/05/25	(a)		730	624,150
CIMPOR Financial Operations BV (Brazil),
Gtd. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Building Materials (continued)
5.750%	07/17/24		580	$385,700

				2,157,345

Chemicals — 0.1%
Braskem Finance Ltd. (Brazil),
Gtd. Notes, RegS
7.000%	05/07/20		109	108,455
Mexichem SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44		1,070	896,125
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21		825	569,250
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25		1,320	1,227,769
5.625%	04/25/24		1,100	1,116,225

				3,917,824

Coal
Murray Energy Corp.,
Sec’d. Notes, 144A
11.250%	04/15/21		380	69,350

Commercial Services
Ancestry.com Holdings LLC,
Sr. Unsec’d. Notes, PIK, 144A
9.625%	10/15/18		450	443,250
United Rentals North America, Inc.,
Gtd. Notes
5.750%	11/15/24		220	217,800

				661,050

Computers
Compiler Finance Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/21		410	172,200
Hewlett Packard Enterprise Co.,
Gtd. Notes, 144A
2.450%	10/05/17		200	199,830
2.850%	10/05/18		200	199,888

				571,918

Construction & Engineering
MMC Energy, Inc.,
First Lien(d)
8.875%	10/15/20		950	—

Diversified Financial Services — 0.2%
Ally Financial, Inc.,
Gtd. Notes
2.750%	01/30/17		1,000	997,500
5.500%	02/15/17	(a)	1,700	1,751,000
8.000%	11/01/31		50	57,750
Sr. Unsec’d. Notes
3.600%	05/21/18		400	400,000
Bear Stearns Cos. LLC (The),
Sr. Unsec’d. Notes
7.250%	02/01/18		500	551,544
GE Capital Australia Funding Pty Ltd.,
Gtd. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
4.500%	01/30/18		AUD 1,900	$1,423,903
General Electric Capital Corp.,
Gtd. Notes, MTN
5.875%	01/14/38		160	195,770
Goldman Sachs Capital III,
Ltd. Gtd. Notes
4.000%(c)	09/29/49		400	282,000
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.490%(c)	12/21/65		630	573,300
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/15/16	(a)	3,300	3,345,375
Navient Corp.,
Sr. Unsec’d. Notes, MTN
8.450%	06/15/18		450	473,625
Onemain Financial Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/15/19		300	304,125
7.250%	12/15/21		200	200,500
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25		50	47,625
Visa, Inc.,
Sr. Unsec’d. Notes
4.150%	12/14/35		210	212,011
4.300%	12/14/45		480	486,988

				11,303,016

Electric — 0.2%
AES Gener SA (Chile),
Sr. Unsec’d. Notes, 144A
5.250%	08/15/21		816	836,873
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		780	768,300
6.125%	06/16/45		640	587,200
Dayton Power & Light Co. (The),
First Mortgage
1.875%	09/15/16		1,707	1,708,490
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19		500	470,000
Enel Finance International NV (Italy),
Gtd. Notes, 144A
6.000%	10/07/39		300	335,442
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
6.750%	08/06/23		880	763,400
Sr. Unsec’d. Notes, RegS
5.750%	01/26/21		320	278,396
7.125%	02/11/25		310	268,150
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31		600	730,790
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.500%	11/22/21		1,360	1,385,500
State Grid Overseas Investment 2013 Ltd. (China),

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Gtd. Notes, 144A
3.125%	05/22/23		800		$783,903
Three Gorges Finance I Cayman Islands Ltd. (China),
Gtd. Notes, 144A
3.700%	06/10/25		1,340		1,352,189

					10,268,633

Engineering & Construction
CRCC Yuxiang Ltd. (China),
Gtd. Notes
3.500%	05/16/23		400		387,718
Empresas ICA SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A(d)
8.875%	05/29/24		1,748		362,710
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, 144A
5.250%	06/27/29		665		320,863

					1,071,291

Foods
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	06/15/25		1,280		1,113,600
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
5.200%	07/15/45		150		156,736
Sec’d. Notes, 144A
4.875%	02/15/25		80		85,038
Kroger Co. (The),
Sr. Unsec’d. Notes
5.150%	08/01/43		170		178,095
Marfrig Holding Europe BV (Brazil),
Gtd. Notes, 144A
6.875%	06/24/19		490		437,325
Mondelez International, Inc.,
Sr. Unsec’d. Notes
4.000%	02/01/24		100		103,080
Virgolino de Oliveira Finance SA (Brazil),
Gtd. Notes, RegS(d)
10.500%	01/28/18		1,690		44,447

					2,118,321

Forest Products & Paper
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.750%	01/11/22		876		891,577
Inversiones CMPC SA (Chile),
Unsec’d. Notes, 144A
4.375%	05/15/23	(a)	680		642,812
Verso Paper Holdings LLC/Verso Paper, Inc.,
Sec’d. Notes(u)
13.000%	08/01/20		—	(r)	2

					1,534,391

Gas
GNL Quintero SA (Chile),
Sr. Unsec’d. Notes, 144A
4.634%	07/31/29		571		539,642

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Products
DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
10.750%	04/15/20	680	$615,400
DJO Finco, Inc./DJO Finance LLC,
Sec’d. Notes, 144A
8.125%	06/15/21	30	26,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.625%	10/15/23	10	9,500
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45	230	237,234
Universal Hospital Services, Inc.,
Sec’d. Notes
7.625%	08/15/20	140	131,425

			1,020,184

Healthcare-Services
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.000%	05/01/25	200	193,000
5.125%	07/15/24	70	70,000
HCA, Inc.,
Gtd. Notes
5.875%	02/15/26	30	30,113
Sr. Sec’d. Notes
3.750%	03/15/19	1,100	1,108,250
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35	200	207,624
4.750%	07/15/45	20	21,066

			1,630,053

Holding Companies — Diversified
Alfa SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
6.875%	03/25/44	200	185,500
Argos Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	260	257,790

			443,290

Home Builders
PulteGroup, Inc.,
Gtd. Notes
6.375%	05/15/33	110	111,650

Insurance
ACE INA Holdings, Inc.,
Gtd. Notes
3.350%	05/03/26	60	59,816
4.350%	11/03/45	190	193,065
MetLife, Inc.,
Jr. Sub. Notes
5.250%(c)	12/29/49	110	111,925
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	600	606,052

			970,858

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Internet
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.950%	12/05/44		90	$95,844

Iron/Steel — 0.1%
Evraz Group SA (Russia),
Sr. Unsec’d. Notes, 144A
6.500%	04/22/20		1,755	1,644,435
Gerdau Trade, Inc. (Brazil),
Gtd. Notes, 144A
4.750%	04/15/23		640	448,000
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36	(a)	1,204	841,644

				2,934,079

Leisure Time
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A
4.625%	11/15/20		70	68,545

Lodging
Caesars Entertainment Operating Co., Inc.,
Gtd. Notes(d)
10.750%	02/01/16		1,007	256,785

Media — 0.1%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		200	197,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes, 144A
5.375%	05/01/25		100	99,500
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.908%	07/23/25		1,130	1,128,901
6.834%	10/23/55		610	600,994
Comcast Corp.,
Gtd. Notes
6.500%	11/15/35		100	125,331
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19		210	223,650
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24		220	195,800
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
5.500%	07/21/25		640	615,700
Time Warner Cable, Inc.,
Gtd. Notes
7.300%	07/01/38		250	271,040
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		400	380,000

				3,838,416

Mining — 0.1%
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.000%	07/17/22	(a)	789	708,668

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Mining (continued)
Sr. Unsec’d. Notes, RegS
3.000%	07/17/22	(a)		536	$481,427
FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
9.750%	03/01/22			180	164,700
Freeport-McMoRan, Inc.,
Gtd. Notes
2.375%	03/15/18			420	327,600
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
2.875%	04/16/20			330	257,400
Vedanta Resources PLC (India),
Sr. Unsec’d. Notes, 144A
6.000%	01/31/19			1,150	727,878

					2,667,673

Miscellaneous Manufacturing
CBC Ammo LLC/CBC FinCo, Inc. (Brazil),
Sr. Unsec’d. Notes, 144A
7.250%	11/15/21			30	24,765

Multi-National
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	12/21/23		AUD	800	444,870
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	07/21/23	(g)	AUD	1,100	619,493
0.500%	08/10/23		AUD	700	394,772

					1,459,135

Oil & Gas — 1.0%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.500%	07/15/44			240	183,740
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44			410	320,969
Approach Resources, Inc.,
Gtd. Notes
7.000%	06/15/21			310	110,050
Atwood Oceanics, Inc.,
Sr. Unsec’d. Notes
6.500%	02/01/20			270	144,450
BG Energy Capital PLC (United Kingdom),
Gtd. Notes
6.500%(c)	11/30/72		GBP	100	155,576
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.,
Sec’d. Notes(d)
13.750%	12/01/15			600	42,000
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22			120	82,800
Bonanza Creek Energy, Inc.,
Gtd. Notes
5.750%	02/01/23			100	52,000
6.750%	04/15/21			360	217,800
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
7.875%	04/15/22			300	54,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
California Resources Corp.,
Gtd. Notes
6.000%	11/15/24	1,326	$404,430
Sec’d. Notes, 144A
8.000%	12/15/22	123	64,729
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
Gtd. Notes, 144A
7.750%	04/15/23	110	93,500
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
0.978%(c)	03/30/16	400	399,112
Chesapeake Energy Corp.,
Gtd. Notes
3.571%(c)	04/15/19	200	56,000
5.750%	03/15/23	140	40,600
6.125%	02/15/21	50	14,100
6.625%	08/15/20	50	14,500
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes, 144A
4.500%	10/03/23	1,100	1,135,743
Gtd. Notes, RegS
4.500%	10/03/23	1,050	1,084,119
CNOOC Finance 2012 Ltd. (China),
Gtd. Notes, 144A
3.875%	05/02/22	1,100	1,111,152
Comstock Resources, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	03/15/20	260	119,600
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.000%	06/15/45	130	98,527
5.600%	07/15/41	10	7,558
5.850%	12/15/25	240	233,411
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.125%	01/16/25	1,060	848,000
5.375%	06/26/26	380	323,950
5.875%	09/18/23	1,090	1,002,800
5.875%	05/28/45	560	397,600
Endeavour International Corp.,
Sec’d. Notes(d)
12.000%	06/01/18	575	2,875
Sr. Sec’d. Notes(d)
12.000%	03/01/18	1,300	65,000
Ensco PLC,
Sr. Unsec’d. Notes
5.200%	03/15/25	40	28,467
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
6.375%	06/15/23	190	95,000
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
8.146%	04/11/18	1,300	1,398,992
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, RegS
7.000%	05/05/20	2,406	2,547,463
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
6.500%	05/15/19	160	28,000

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
6.500%	09/15/21			180	$24,300
Lukoil International Finance BV (Russia),
Gtd. Notes, RegS
6.656%	06/07/22			1,269	1,302,210
Magnum Hunter Resources Corp.,
Gtd. Notes(d)
9.750%	05/15/20	(g)		430	111,800
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23			130	89,050
6.500%	03/15/21			230	161,000
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22			180	115,200
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.350%	06/30/22			157	56,520
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.625%	10/01/23			345	75,809
ONGC Videsh Ltd. (India),
Gtd. Notes
4.625%	07/15/24			280	284,690
Pacific Drilling SA,
Sr. Sec’d. Notes, 144A
5.375%	06/01/20			250	103,750
Pacific Exploration & Production Corp. (Colombia),
Gtd. Notes, 144A
5.125%	03/28/23			2,280	456,000
Parsley Energy LLC/Parsley Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/22			400	382,000
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23			1,090	990,842
Sr. Unsec’d. Notes, RegS
6.000%	05/03/42			2,412	1,974,938
Petrobras Global Finance BV (Brazil),
Gtd. Notes
1.990%(c)	05/20/16			700	682,500
2.750%	01/15/18		EUR	100	87,895
2.886%(c)	03/17/17			1,100	1,007,875
3.406%(c)	03/17/20			800	568,000
4.375%	05/20/23	(a)		2,240	1,478,400
4.875%	03/17/20			400	300,000
5.375%	01/27/21	(a)		814	606,430
5.625%	05/20/43			1,140	692,550
6.250%	03/17/24			100	71,750
6.750%	01/27/41			2,671	1,709,440
6.850%	06/05/2115			1,340	867,650
7.250%	03/17/44			1,170	789,750
7.875%	03/15/19			1,000	885,000
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes, RegS
6.000%	05/16/24			2,930	1,091,425
9.000%	11/17/21			8,010	3,208,005
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	(a)		3,286	3,162,775

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
4.875%	01/18/24	2,710	$2,527,075
6.375%	01/23/45	850	719,424
6.500%	06/02/41	3,289	2,843,341
Gtd. Notes, 144A
5.625%	01/23/46	610	466,772
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19	1,440	1,497,600
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, RegS
5.250%	08/12/19	451	485,972
Pride International, Inc.,
Gtd. Notes
6.875%	08/15/20	100	92,850
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
6.750%	02/01/21	840	826,140
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23	150	106,500
Range Resources Corp.,
Gtd. Notes, 144A
4.875%	05/15/25	360	273,600
Reliance Holding USA, Inc. (India),
Gtd. Notes, RegS
5.400%	02/14/22	624	674,822
Rice Energy, Inc.,
Gtd. Notes
6.250%	05/01/22	250	180,000
Gtd. Notes, 144A
7.250%	05/01/23	30	21,900
Rosneft Finance SA (Russia),
Gtd. Notes, RegS
7.875%	03/13/18	1,235	1,314,020
RSP Permian, Inc.,
Gtd. Notes
6.625%	10/01/22	90	82,800
Gtd. Notes, 144A
6.625%	10/01/22	30	27,600
Sabine Oil & Gas Corp.,
Gtd. Notes(d)
7.250%	06/15/19	1,409	88,063
7.500%	09/15/20	825	47,850
Sanchez Energy Corp.,
Gtd. Notes
6.125%	01/15/23	130	70,200
7.750%	06/15/21	120	73,200
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Sec’d. Notes, 144A
8.625%	11/01/18	160	116,000
Shell International Finance BV (Netherlands),
Gtd. Notes
4.375%	05/11/45	220	207,695
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes, RegS
4.375%	10/17/23	500	517,027
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24	3,550	3,667,658

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Teine Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	09/30/22		250	$201,250
Vanguard Natural Resources LLC/VNR Finance Corp.,
Gtd. Notes
7.875%	04/01/20		240	63,600
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19		70	52,850
WPX Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	08/01/23		200	160,000
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.750%	04/04/24	(a)	1,050	1,018,500

				54,740,476

Oil & Gas Services
Globe Luxembourg SCA (United Kingdom),
Sr. Sec’d. Notes, 144A
9.625%	05/01/18		210	169,575
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25		170	165,533
4.850%	11/15/35		230	225,943
5.000%	11/15/45		250	247,136
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25		280	276,298

				1,084,485

Packaging & Containers
Ardagh Finance Holdings SA (Luxembourg),
Sr. Unsec’d. Notes, PIK, 144A
8.625%	06/15/19		344	339,281

Pharmaceuticals
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.500%	05/14/35		90	88,164
4.700%	05/14/45		30	29,324
Actavis Funding SCS,
Gtd. Notes
3.800%	03/15/25		200	198,979
4.550%	03/15/35		220	213,809
Baxalta, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	06/23/45		100	100,337
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.400%	05/15/44		130	132,022
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20		430	404,200
6.125%	04/15/25		230	205,275

				1,372,110

Pipelines
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
6.125%	03/01/22	150	$104,250
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.750%	08/01/22	200	170,000
MPLX LP,
Gtd. Notes, 144A
4.875%	12/01/24	340	305,150
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40	220	189,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
6.750%	03/15/24	150	127,875

			896,475

Real Estate
China Overseas Finance Cayman V Ltd. (China),
Gtd. Notes
3.950%	11/15/22	1,600	1,586,019

Refining & Marketing
Empresa Nacional del Petroleo,
Sr. Unsec’d. Notes
4.375%	10/30/24	850	816,052

Retail
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25	60	61,235
4.875%	07/20/35	100	103,249
5.125%	07/20/45	200	210,686
5.750%	05/15/41	100	112,220
Dollar Tree, Inc.,
Gtd. Notes, 144A
5.750%	03/01/23	260	269,100
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.700%	12/09/35	120	119,556
4.875%	12/09/45	170	171,035

			1,047,081

Semiconductors
Intel Corp.,
Sr. Unsec’d. Notes
4.900%	07/29/45	290	306,519
Micron Technology, Inc.,
Sr. Unsec’d. Notes
5.500%	02/01/25	340	295,800
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
4.800%	05/20/45	440	390,944

			993,263

Software
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	140	140,000
Sr. Sec’d. Notes, 144A
5.000%	01/15/24	230	228,850
Microsoft Corp.,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
4.750%	11/03/55		380	$393,602

				762,452

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.023%(c)	03/30/17		1,400	1,396,406
4.500%	05/15/35		270	249,712
4.750%	05/15/46		590	540,202
Axtel SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
9.000%	01/31/20	(a)	837	868,387
BellSouth Corp.,
Gtd. Notes, 144A
4.821%	04/26/21		2,300	2,327,352
Bharti Airtel International Netherlands BV (India),
Gtd. Notes, 144A
5.350%	05/20/24		560	587,880
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25		130	109,850
ENTEL Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.875%	10/30/24		640	614,438
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20		360	315,000
Interactive Network, Inc./FriendFinder Networks, Inc.,
Sr. Sec’d. Notes
14.000%	12/20/18		88	46,150
Level 3 Financing, Inc.,
Gtd. Notes
6.125%	01/15/21		160	165,600
Oi Brasil Holdings Cooperatief UA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	02/10/22	(a)	583	265,265
Sr. Unsec’d. Notes, RegS
5.750%	02/10/22		236	107,380
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A
4.750%	02/16/21		256	280,640
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		140	105,000
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18		80	84,200
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		190	138,700
Telefonica Emisiones SAU (Spain),
Gtd. Notes
4.570%	04/27/23		150	157,249
7.045%	06/20/36		350	420,612
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.012%	08/21/54		1,173	1,073,988
6.550%	09/15/43		2,288	2,716,336
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia),

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Sr. Unsec’d. Notes, 144A
6.493%	02/02/16			707	$708,768
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	01/15/21			500	527,500
5.500%	01/15/21		GBP	500	781,331

					14,587,946

Thrifts & Mortgage Finance — 0.1%
Erste Europaische Pfandbrief und Kommunalkreditbank AG in Luxemburg SA (Luxembourg),
Sec’d. Notes
4.250%	06/04/18		EUR	2,000	2,356,560

Transportation — 0.1%
Hellenic Railways Organization SA (Greece),
Gov’t. Gtd. Notes
4.028%	03/17/17	(g)	EUR	1,000	999,815
Pelabuhan Indonesia II PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.250%	05/05/25			1,490	1,323,641
Songa Offshore SE (Norway),
Sr. Unsec’d. Notes
7.500%	12/11/18		NOK	1,500	111,844
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22			460	425,500

					2,860,800

Trucking & Leasing
Aviation Capital Group Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20			900	1,030,500

TOTAL CORPORATE BONDS (cost $279,597,863)					248,967,239

FOREIGN GOVERNMENT BONDS — 5.6%
Argentina Bonar Bonds (Argentina),
Bonds
7.000%	04/17/17	(a)		3,120	3,139,387
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
8.280%	12/31/33			1,164	1,338,245
Armenia International Bond (Armenia),
Sr. Unsec’d. Notes, RegS
6.000%	09/30/20			1,100	1,066,593
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.950%(c)	02/11/20		EUR	100	116,933
Autonomous Community of Valencia Spain (Spain),
Sr. Unsec’d. Notes, MTN
4.900%	03/17/20		EUR	1,100	1,370,221
Brazil Letras do Tesouro Nacional (Brazil),
Bills
12.364%(s)	01/01/19		BRL	2,500	399,296
12.700%(s)	01/01/18		BRL	340	63,465
12.917%(s)	04/01/16		BRL	32,200	7,868,577
13.748%(s)	10/01/16		BRL	96,100	21,780,699
14.460%(s)	07/01/16		BRL	47,000	11,079,764

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
15.485%(s)	01/01/17		BRL	25,200	$5,502,011
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/21		BRL	6,296	1,264,373
Sr. Notes
10.000%	01/01/17		BRL	11,696	2,811,215
Bundesrepublik Deutschland (Germany),
Bonds
4.250%	07/04/39		EUR	7,900	13,492,725
4.750%	07/04/40		EUR	100	183,899
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18		EUR	1,700	2,013,876
China Government Bond (China),
Sr. Unsec’d. Notes
3.310%	11/30/25		CNY	2,500	377,333
3.380%	11/21/24		CNY	2,000	302,883
3.390%	05/21/25		CNY	2,000	302,883
3.480%	06/29/27		CNY	5,500	829,709
4.290%	05/22/29		CNY	1,000	161,852
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21			1,488	1,495,440
5.625%	02/26/44			2,030	1,852,375
6.125%	01/18/41			1,173	1,131,945
Costa Rica Government International (Costa Rica),
Sr. Unsec’d. Notes, 144A
7.000%	04/04/44			1,820	1,517,425
Croatia Government International (Croatia),
Sr. Unsec’d. Notes, 144A
5.500%	04/04/23			1,150	1,167,480
6.625%	07/14/20			400	428,620
Sr. Unsec’d. Notes, RegS
5.500%	04/04/23			870	883,224
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, MTN (original cost $1,931,511; purchased 06/24/15)
4.750%	02/25/16	(f)	EUR	1,700	1,851,300
Deutsche Bundesrepublik Inflationary Linked Bonds (Germany),
Bonds, TIPS
0.100%	04/15/23		EUR	300	353,857
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25			3,130	3,012,625
6.850%	01/27/45			1,500	1,413,750
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A
5.875%	06/11/25			850	736,695
El Salvador Government International Bond (El Salvador),
Unsec’d. Notes, 144A
6.375%	01/18/27			770	650,650
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21			610	598,648
5.875%	04/24/19			1,510	1,559,434
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes, RegS
3.625%	07/31/24			1,250	1,274,863
Export-Import Bank of China (The) via Avi Funding Co. Ltd. (China),
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
2.850%	09/16/20			1,100	$1,095,106
France Government Bond OAT (France),
Bonds
1.800%	07/25/40		EUR	810	1,344,584
Gabonese Republic (Gabon),
Sr. Unsec’d. Notes, 144A
6.950%	06/16/25			660	524,832
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes, RegS
7.500%	03/15/24			1,050	1,105,125
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23			5,266	5,892,127
Indonesia Government International (Indonesia),
Sr. Unsec’d. Notes, 144A
5.875%	01/15/24			4,286	4,591,652
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
2.550%	09/15/41		EUR	90	133,374
4.000%	02/01/37		EUR	4,600	6,232,098
4.500%	03/01/24		EUR	6,000	8,100,095
5.000%	03/01/25		EUR	900	1,271,524
Bonds, TIPS
1.700%	09/15/18		EUR	300	347,880
2.350%	09/15/19		EUR	200	263,719
3.100%	09/15/26		EUR	100	143,668
3.750%	09/01/24		EUR	6,200	7,996,266
4.750%	09/01/44		EUR	700	1,074,484
5.000%	09/01/40		EUR	3,310	5,112,286
Sr. Unsec’d. Notes, TIPS
2.350%	09/15/24		EUR	740	933,063
4.750%	09/01/28		EUR	1,100	1,574,818
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A
5.375%	07/23/24			900	798,372
6.375%	03/03/28			770	700,762
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28			840	833,700
7.625%	07/09/25			770	817,163
Jordan Government International Bond (Jordan),
Gov’t. Gtd. Notes, 144A
6.125%	01/29/26			720	733,680
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, RegS
3.875%	10/14/24			3,570	3,346,875
Kenya Government International (Kenya),
Notes, 144A
5.875%	06/24/19			770	725,725
Lithuania Government International (Lithuania),
Sr. Unsec’d. Notes, 144A
6.125%	03/09/21	(a)		2,790	3,215,475
Magyar Export-Import Bank ZRT (Hungary),
Gov’t. Gtd. Notes, 144A
4.000%	01/30/20			980	986,178
Mexican Bonos (Mexico),
Bonds
6.500%	06/09/22		MXN	49,840	2,975,677
7.500%	06/03/27		MXN	42,000	2,645,370
8.000%(c)	06/11/20		MXN	14,200	906,711

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
10.000%	12/05/24		MXN	15,500	$1,132,153
Sr. Unsec’d. Notes
7.750%	11/13/42		MXN	79,556	5,044,043
8.500%	11/18/38		MXN	59,985	4,089,084
Mexican Bonos de Proteccion al Ahorro (Mexico),
Bonds
3.270%(c)	01/04/18	(g)	MXN	16,400	970,710
Mexican Udibonos (Mexico),
Bonds, TIPS
4.000%	11/15/40		MXN	2,588	817,799
4.000%	11/08/46		MXN	1,450	458,480
4.500%	12/04/25		MXN	1,160	397,891
Namibia International Bonds (Namibia),
Sr. Unsec’d. Notes, 144A
5.250%	10/29/25			710	660,300
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
2.750%	11/20/25		AUD	500	528,678
3.750%	11/20/20		AUD	100	97,841
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25		NZD	1,100	762,036
2.500%	09/20/35		NZD	200	136,319
3.000%	09/20/30	(g)	NZD	300	225,250
Nigeria Government International (Nigeria),
Sr. Unsec’d. Notes, 144A
6.375%	07/12/23	(a)		880	774,400
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, 144A
6.875%	06/01/17			630	642,606
7.250%	04/15/19			420	427,764
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.950%	01/20/40	(a)		1,800	1,820,945
5.000%	01/13/37			2,510	2,926,120
6.375%	10/23/34			990	1,290,734
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.700%	12/18/22		CAD	300	229,417
Province of Ontario (Canada),
Debs.
6.200%	06/02/31		CAD	100	101,263
Sr. Unsec’d. Notes
2.450%	06/29/22			300	297,203
Unsec’d. Notes
3.150%	06/02/22		CAD	1,500	1,171,479
3.450%	06/02/45		CAD	700	528,827
3.500%	06/02/24		CAD	2,400	1,909,541
Province of Quebec (Canada),
Bonds
5.000%	12/01/41		CAD	200	188,312
Debs.
6.000%	10/01/29		CAD	300	294,146
Notes
4.250%	12/01/21		CAD	600	496,313
Unsec’d. Notes
3.000%	09/01/23		CAD	700	540,341
3.500%	12/01/22		CAD	900	717,197
5.000%	12/01/38		CAD	300	277,658
Republic of Brazil (Brazil),

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes
5.000%	01/27/45			2,710	$1,808,925
Republic of Cameroon International Bond (Cameroon),
Sr. Unsec’d. Notes, 144A
9.500%	11/19/25			240	223,200
Republic of Ecuador (Ecuador),
Sr. Unsec’d. Notes, 144A
10.500%	03/24/20			2,185	1,758,925
Republic of Ghana (Ghana),
Gov’t. Gtd. Notes, 144A
10.750%	10/14/30			800	811,600
Sr. Unsec’d. Notes, 144A
8.125%	01/18/26			970	756,794
Sr. Unsec’d. Notes, RegS
7.875%	08/07/23			350	275,835
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes, RegS
3.750%	04/25/22			1,310	1,254,852
5.250%	01/17/42			6,564	5,927,331
Republic of Italy (Italy),
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28		GBP	1,500	2,657,578
Republic of Paraguay (Paraguay),
Notes, 144A
6.100%	08/11/44			390	372,450
Sr. Unsec’d. Notes, RegS
4.625%	01/25/23			200	194,000
Republic of Peru (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	(a)		2,332	2,378,640
6.550%	03/14/37	(a)		1,860	2,148,300
7.125%	03/30/19			2	2,277
Republic of Poland (Poland),
Bonds
3.250%	07/25/25		PLN	5,330	1,397,513
4.000%	10/25/23		PLN	5,860	1,617,134
Sr. Unsec’d. Notes
5.000%	03/23/22			5,083	5,635,776
Republic of Senegal (Senegal),
Bonds, RegS
6.250%	07/30/24			510	453,900
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
5.875%	09/16/25			930	950,655
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
3.250%	03/23/23			3,740	3,426,049
4.250%	04/14/26			810	759,417
4.875%	04/16/43			390	343,200
5.750%	03/22/24			790	834,651
6.250%	09/26/22			1,563	1,696,793
6.750%	05/30/40			3,579	3,977,973
Romanian Government International (Romania),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/24			690	741,267
Russian Federal Bond (Russia),
Bonds
8.150%	02/03/27		RUB	202,440	2,542,979
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.875%	09/16/23			400	$406,400
5.625%	04/04/42	(a)		2,600	2,459,600
Sr. Unsec’d. Notes, RegS
7.500%	03/31/30	(a)		5,409	6,479,908
Slovenia Government International (Slovenia),
Sr. Unsec’d. Notes, 144A
4.700%	11/01/16		EUR	300	338,406
5.250%	02/18/24			1,500	1,655,625
Sr. Unsec’d. Notes, RegS
5.250%	02/18/24			200	220,750
5.500%	10/26/22			1,700	1,897,513
Spain Government (Spain),
Bonds
3.800%	04/30/24		EUR	6,900	8,802,016
5.150%	10/31/44		EUR	2,700	4,155,999
Sr. Unsec’d. Notes
2.150%	10/31/25		EUR	400	449,293
2.750%	10/31/24		EUR	6,400	7,588,511
Sr. Unsec’d. Notes, TIPS
1.000%	11/30/30		EUR	200	213,080
Spain Government Inflation Linked Bond (Spain),
Sr. Unsec’d. Notes
1.800%	11/30/24		EUR	300	358,153
Sri Lanka Government International (Sri Lanka),
Sr. Unsec’d. Notes, 144A
6.000%	01/14/19			670	656,471
Turks & Caicos Islands (United Kingdom),
Gov’t. Liquid Gtd. Notes, 144A
3.200%	02/22/16			500	501,396
United Kingdom Gilt (United Kingdom),
Bonds
2.750%	09/07/24		GBP	400	631,182
4.000%	03/07/22		GBP	1,800	3,046,652
4.250%	06/07/32		GBP	300	552,710
4.250%	03/07/36		GBP	2,300	4,278,014
4.250%	12/07/40		GBP	1,300	2,475,897
4.750%	12/07/30		GBP	400	773,439
4.750%	12/07/38		GBP	200	402,894
Bonds, TIPS
0.125%	03/22/24		GBP	3,100	5,186,798
0.125%	03/22/44		GBP	100	196,406
0.125%	03/22/58		GBP	20	43,004
0.125%	03/22/68		GBP	40	98,720
0.375%	03/22/62		GBP	80	214,709
Sr. Unsec’d. Notes, TIPS
0.125%	03/22/46		GBP	330	615,818
Unsec’d. Notes
3.250%	01/22/44		GBP	7,300	11,977,906
4.500%	09/07/34		GBP	500	955,816
United Mexican States (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25			230	224,135
4.600%	01/23/46			3,870	3,424,950
6.050%	01/11/40			2,850	3,120,750
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			1,308	1,191,588
Uruguay Government International (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27	(a)		1,232	1,210,893
4.500%	08/14/24	(a)		697	707,760

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
9.250%	09/15/27			8,279	$3,394,390
Sr. Unsec’d. Notes, RegS
7.750%(c)	10/13/19			7,788	3,095,730
Vietnam Government International (Vietnam),
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	(a)		820	787,512
Sr. Unsec’d. Notes, RegS
6.750%	01/29/20			490	537,011
Xunta de Galicia (Spain),
Sr. Unsec’d. Notes
5.763%	04/03/17		EUR	900	1,042,492
Zambia Government International Bond (Zambia),
Sr. Unsec’d. Notes, 144A
8.970%	07/30/27			1,060	836,022

TOTAL FOREIGN GOVERNMENT BONDS (cost $361,608,309)					323,925,842

MUNICIPAL BONDS — 0.1%
Alabama
County of Jefferson AL Sewer Revenue,
Revenue Bonds
6.500%	10/01/53			270	315,914

California
City of Riverside CA Electric Revenue,
Revenue Bonds, BABs
7.455%	10/01/30			600	777,660
Inland Valley Development Agency,
Tax Allocation
5.500%	03/01/33			120	126,607
State of California,
General Obligation Unlimited, BABs
7.600%	11/01/40			600	891,840

					1,796,107

Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.655%	04/01/57			700	823,949

Illinois — 0.1%
City of Chicago,
General Obligation Unlimited
5.630%	01/01/22			800	791,464
6.314%	01/01/44			160	151,392
7.375%	01/01/33			600	626,334
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Unlimited
5.000%	12/01/44			380	437,141

					2,006,331

Michigan
Michigan Finance Authority,
Revenue Bonds
5.000%	07/01/27			290	340,121

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS (continued)
New York
Port Authority of New York & New Jersey,
Revenue Bonds
4.823%	06/01/45		220	$225,498

TOTAL MUNICIPAL BONDS (cost $5,366,119)				5,507,920

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.8%
Alternative Loan Trust,
Series 2005-J12, Class 2A1
0.692%(c)	08/25/35		1,317	879,197
Series 2006-OA12, Class A1B
0.592%(c)	09/20/46		889	771,313
American Home Mortgage Assets LLC,
Series 2006-1, Class 2A1
0.612%(c)	05/25/46		145	105,461
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
0.899%(c)	02/25/47		860	512,461
Banc of America Funding Trust,
Series 2005-7, Class 4A3
5.750%	11/25/35		283	295,302
Series 2006-I, Class 4A1
3.203%(c)	10/20/46		137	102,746
Banc of America Mortgage Trust,
Series 2005-B, Class 2A1
2.658%(c)	03/25/35		1,693	1,563,505
Series 2005-H, Class 2A5
2.849%(c)	09/25/35		157	143,996
Bancaja 6 Fondo de Titulizacion de Activos (Spain),
Series 6, Class A2
0.158%(c)	02/20/36	EUR	119	123,731
BCAP LLC Trust,
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37		222	230,002
Series 2011-RR5, Class 12A1, 144A
5.302%(c)	03/26/37		145	139,978
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-1, Class 2A1
2.686%(c)	03/25/35		30	29,067
Series 2005-10, Class A2
2.842%(c)	10/25/35		35	35,196
Berica ABS Srl (Italy),
Series 2011-1, Class A1
0.259%(c)	12/31/55	EUR	315	339,117
Berica Residential MBS Srl (Italy),
Series 8, Class A
0.229%(c)	03/31/48	EUR	660	702,582
Citicorp Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.000%	04/25/37		14	13,231
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-10, Class 22AA
2.903%(c)	09/25/37		167	150,163
Claris ABS (Italy),
Series 2011-1, Class A
0.354%(c)	10/31/60	EUR	1,008	1,078,840

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust,
Series 2005-22T1, Class A2, IO
4.648%(c)	06/25/35		641	$95,788
Series 2006-OA19, Class A1
0.582%(c)	02/20/47		896	669,145
Series 2007-OA4, Class A1
0.592%(c)	05/25/47		400	343,422
Series 2007-OA6, Class A1B
0.622%(c)	06/25/37		280	238,876
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
2.419%(c)	01/19/34		36	33,322
Series 2004-12, Class 12A1
2.711%(c)	08/25/34		91	78,735
Darrowby No. 2 PLC (United Kingdom),
Series 2012-1, Class A
2.271%(c)	02/20/44	GBP	582	866,849
EuroMASTR PLC (United Kingdom),
Series 2007-1V, Class A2
0.788%(c)	06/15/40	GBP	332	440,714
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3A
0.044%(c)	12/10/44	EUR	271	280,669
Series 2006-4X, Class A3C
0.747%(c)	12/10/44	GBP	649	912,772
Fannie Mae Connecticut Avenue Securities,
Series 2014-C03, Class 1M2(x)
3.221%(c)	07/25/24		840	761,677
Series 2015-C03, Class 2M2(x)
5.422%(c)	07/25/25		370	367,447
Fannie Mae REMICS,
Series 2010-123, Class FK
0.872%(c)	11/25/40		497	499,308
Series 2011-3, Class FA
1.102%(c)	02/25/41		158	159,606
FDIC Guaranteed Notes Trust,
Series 2010-S2, Class 1A, 144A
0.744%(c)	11/29/37		399	397,935
Freddie Mac REMICS,
Series 3172, Class FK
0.781%(c)	08/15/33		122	121,870
Series 3397, Class FC
0.931%(c)	12/15/37		99	99,743
Freddie Mac Strips,
Series 278, Class F1
0.781%(c)	09/15/42		473	469,339
Giovecca Mortgages Srl (Italy),
Series 2011-1, Class A
0.547%(c)	04/23/48	EUR	301	325,680
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
2.031%(c)	04/24/47	GBP	281	414,585
Government National Mortgage Assoc.,
Series 2015-H18, Class FB
0.792%(c)	07/20/65		1,001	992,777
Series 2015-H26, Class FA
0.715%(c)	10/20/65		1,902	1,887,705
Series 2015-H30, Class FA

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.875%(c)	11/20/65		1,080	$1,078,811
Series 2015-H30, Class FB
0.874%(c)	11/20/65		1,682	1,680,664
Granite Mortgages PLC (United Kingdom),
Series 2003-3, Class 3A
0.962%(c)	01/20/44	GBP	105	155,384
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.860%(c)	03/25/33		54	53,238
Series 2005-AR1, Class 1A1
2.970%(c)	01/25/35		19	17,728
Series 2005-AR3, Class 6A1
2.675%(c)	05/25/35		184	170,317
Harborview Mortgage Loan Trust,
Series 2005-13, Class 2A11
0.682%(c)	02/19/36		220	162,422
Homestar Mortgage Acceptance Corp.,
Series 2004-1, Class M1
1.217%(c)	03/25/34		1,546	1,258,744
Impac CMB Trust,
Series 2004-11, Class 2A1
1.082%(c)	03/25/35		164	151,827
IndyMac IMSC Mortgage Loan Trust,
Series 2007-HOA1, Class A24
0.732%(c)	07/25/47		1,441	971,254
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.889%(c)	11/25/35		52	47,153
IndyMac Index Mortgage Loan Trust,
Series 2006-AR12, Class A1
0.612%(c)	09/25/46		166	134,582
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
2.776%(c)	08/25/35		49	48,202
Series 2007-A1, Class 1A1
2.764%(c)	07/25/35		51	50,511
Kensington Mortgage Securities PLC (United Kingdom),
Series 2007-1X, Class A3C
0.672%(c)	06/14/40		1,474	1,334,439
Leek Finance Number Eighteen PLC (United Kingdom),
Series 18A, Class A2D, 144A
0.830%(c)	09/21/38		1,280	1,339,432
Lehman Mortgage Trust,
Series 2006-5, Class 2A2, IO
6.728%(c)	09/25/36		792	271,837
Series 2007-2, Class 2A12, IO
6.268%(c)	02/25/37		660	216,889
Ludgate Funding PLC (United Kingdom),
Series 2008-W1X, Class A1
1.181%(c)	01/01/61	GBP	238	329,125
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.238%(c)	12/15/49	GBP	914	1,274,995
Marche M5 Srl (Italy),
Series 5, Class A
0.339%(c)	10/27/65	EUR	16	17,553

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Marche Mutui 4 Srl (Italy),
Series 4, Class A
0.342%(c)	02/25/55	EUR	738	$792,735
Marche Mutui Srl (Italy),
Series 6, Class A1
2.189%(c)	01/27/64	EUR	104	114,906
Maxis Loans Securitisation (Australia),
Series 2009-1, Class A1
3.800%(c)	09/12/39	AUD	36	26,365
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.609%(c)	10/20/29		15	15,170
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.289%(c)	02/25/33		81	77,532
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.726%(c)	10/07/20		160	160,780
Series 2010-R2, Class 2A
0.746%(c)	11/05/20		1,635	1,643,146
Series 2010-R3, Class 1A
0.829%(c)	12/08/20		119	119,664
Series 2010-R3, Class 2A
0.829%(c)	12/08/20		1,105	1,112,005
Series 2011-R1, Class 1A
0.726%(c)	01/08/20		343	344,334
Newgate Funding PLC (United Kingdom),
Series 2007-1X, Class A3
0.733%(c)	12/01/50	GBP	1,100	1,431,388
Series 2007-2X, Class A2
0.718%(c)	12/15/50	GBP	494	709,123
Series 2007-3X, Class A3
1.588%(c)	12/15/50	GBP	973	1,312,001
Series 2007-3X, Class BA
1.757%(c)	12/15/50	GBP	265	336,547
Puma Finance Pty Ltd. (Australia),
Series 2014-1, Class A
2.950%	05/13/45	AUD	333	242,422
Residential Accredit Loans, Inc.,
Series 2006-QA1, Class A21
3.811%(c)	01/25/36		2,182	1,756,155
Series 2007-QO2, Class A1
0.572%(c)	02/25/47		952	513,895
Residential Asset Securitization Trust,
Series 2005-A15, Class 2A11, IO
5.128%(c)	02/25/36		2,487	454,904
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.500%	03/25/32		10	10,829
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B
0.748%(c)	12/15/43	GBP	307	409,686
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS3X, Class A2A
0.739%(c)	06/12/44	GBP	960	1,278,532
RMAC Securities PLC (United Kingdom),
Series 2006-NS2X, Class A2C
0.025%(c)	06/12/44	EUR	749	740,439

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1
0.752%(c)	07/20/33			142	$133,734
Series 2007-3, Class 1A1
0.602%(c)	07/20/36			86	78,059
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 5A
2.761%(c)	12/25/34			77	75,507
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1BG
0.542%(c)	08/25/36			693	521,770
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
0.652%(c)	07/19/35			303	293,272
Series 2006-AR6, Class 2A1
0.612%(c)	07/25/46			224	176,443
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
3.470%(c)	11/07/40		AUD	57	41,966
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
2.171%(c)	10/25/43			78	75,651
Series 2007-3, Class 2A1
2.084%(c)	06/25/47			70	62,205
Series 2007-3, Class 4A1
5.750%(c)	06/25/47			94	89,737
Trinity Square PLC (United Kingdom),
Series 2015-1A, Class A, 144A
1.786%(c)	07/15/51	(g)	GBP	600	876,039
Uropa Securities PLC (United Kingdom),
Series 2007-1, Class A2B
0.101%(c)	10/10/40		EUR	437	466,128
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR10, Class 3A1
2.580%(c)	08/25/35			5	5,156
Series 2005-AR14, Class 2A1
2.599%(c)	12/25/35			185	169,183
Series 2006-AR7, Class 3A
2.151%(c)	07/25/46			307	275,167
Series 2006-AR14, Class 1A4
2.177%(c)	11/25/36			357	309,512
Series 2007-HY5, Class 2A1
2.155%(c)	05/25/37			2,172	1,775,846
Washington Mutual Mortgage Pass-Through Trust,
Series 2005-11, Class A8
5.750%	01/25/36			983	873,195
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR2, Class 1A1
2.658%(c)	03/25/35			259	259,662
Series 2006-AR6, Class 3A1
2.801%(c)	03/25/36			218	211,610

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $49,746,868)					48,811,359

U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Bonds
2.500%	02/15/45			270	242,251

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.875%	08/15/45		3,520		$3,418,663
3.000%	05/15/45-11/15/45		1,860		1,851,656
3.000%	11/15/44	(h)	100		99,637
U.S. Treasury Floating Rate Note
0.334%(c)	04/30/17	(h)	1,750		1,748,458
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-07/15/22		45,030		45,570,785
0.125%	04/15/17	(h)	200		209,015
0.125%	01/15/23	(k)	14,300		14,127,625
0.125%	07/15/24	(k)	4,700		4,471,171
0.125%	01/15/22	(h)	8,800		8,961,176
0.250%	01/15/25	(h)	700		670,931
0.375%	07/15/25	(h)	570		553,483
0.375%	07/15/23	(h)	4,100		4,093,491
0.625%	07/15/21-02/15/43		13,150		13,446,652
0.750%	02/15/42-02/15/45		8,110		7,219,553
1.125%	01/15/21		100		112,091
1.250%	07/15/20		14,400		16,331,247
1.375%	02/15/44	(h)	9,450		9,814,688
1.625%	01/15/18		200		234,164
1.750%	01/15/28	(h)	700		868,345
2.000%	01/15/16-01/15/26		2,310		3,008,840
2.125%	02/15/40-02/15/41		1,390		1,795,159
2.375%	01/15/17-01/15/27		16,280		22,689,336
2.500%	07/15/16-01/15/29		19,740		25,550,805
3.625%	04/15/28	(h)	4,730		9,092,586
3.875%	04/15/29		4,080		8,019,056
U.S. Treasury Notes
1.750%	12/31/20		2,560		2,557,199
1.750%	09/30/22	(h)(k)	3,600		3,528,562
U.S. Treasury Strips Principal
3.400%(s)	02/15/44		390		163,599

TOTAL U.S. TREASURY OBLIGATIONS (cost $212,476,400)					210,450,224

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
Federal National Mortgage Assoc.
2.303%(s)	10/09/19		2,220		2,055,756
2.709%(c)	09/01/19		—	(r)	90
3.000%	TBA		1,000		1,000,009
3.500%	TBA		200		206,345
3.500%	TBA		7,000		7,207,023
4.000%	TBA		4,000		4,224,719

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $14,683,109)					14,693,942

TOTAL LONG-TERM INVESTMENTS (cost $4,491,723,699)					4,982,920,825

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENTS — 16.5%			Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 10.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $616,281,234; includes $70,649,981 of cash collateral received for securities on loan)(b)(v)(w)(Note 4)			616,281,234	$616,281,234

Interest rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 5.0%
U.S. Treasury Bills
0.005%	02/25/16	(k)	7,500	7,498,329
0.075%	01/07/16-03/31/16		79,500	79,496,022
0.080%	04/28/16	(k)	1,200	1,198,994
0.124%	02/18/16	(k)	17,200	17,195,886
0.191%	04/28/16	(k)	120	119,899
0.210%	03/03/16	(k)	17,500	17,496,920
0.245%	04/28/16		17,000	16,985,754
0.250%	04/28/16		6,300	6,294,721
0.264%	03/17/16	(k)	6,000	5,998,782
0.270%	04/28/16-05/26/16		11,032	11,017,319
0.300%	06/23/16		7,700	7,682,883
0.345%	05/26/16		17,000	16,973,752
0.370%	07/21/16		7,700	7,678,309
0.373%	08/18/16	(k)	7,700	7,674,105
0.386%	09/15/16	(k)	5,600	5,579,666
0.388%	05/26/16		3,000	2,995,368
0.390%	09/15/16	(k)	2,100	2,092,375
0.391%	06/23/16		3,000	2,993,331
0.430%	10/13/16		8,000	7,967,536
0.433%	07/21/16		3,000	2,991,549
0.435%	08/18/16	(k)	2,000	1,993,274
0.450%	06/23/16		17,000	16,962,209
0.450%	09/15/16	(k)	2,000	1,992,738
0.460%	07/21/16		17,000	16,952,111
0.480%	08/18/16		17,000	16,942,829
0.488%	11/10/16	(k)	8,000	7,963,856

TOTAL U.S. TREASURY OBLIGATIONS (cost $290,792,309)				290,738,517

REPURCHASE AGREEMENTS(m) — 0.6%
Bank of Nova Scotia,
0.520%, dated 12/31/15, due 01/04/16 in the amount of $18,201,052			18,200	18,200,000
Citigroup Global Markets, Inc., 0.580%, dated 12/31/15, due 01/04/16 in the amount of $14,900,960			14,900	14,900,000

TOTAL REPURCHASE AGREEMENTS (cost $33,100,000)				33,100,000

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.2%
Federal Home Loan Bank
0.130%	01/22/16			300	$299,977
0.170%	02/08/16			1,100	1,099,582
0.190%	01/06/16			2,600	2,599,931
0.240%	01/27/16			1,400	1,399,757
0.270%	01/22/16-01/27/16			700	699,878
0.281%	01/25/16			1,300	1,299,756
0.300%	01/29/16			300	299,930
0.310%	01/28/16			700	699,837
0.330%	02/26/16			2,500	2,498,808
0.380%	02/01/16			400	399,869
Federal Home Loan Mortgage Corp.
0.175%	01/25/16			900	899,928
Federal National Mortgage Assoc.
0.225%	02/03/16			2,100	2,099,567

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $14,297,009)					14,296,820

FOREIGN TREASURY OBLIGATION(n)
Mexican Cetes (cost $57,905)
3.350%	03/03/16		MXN	9,900	57,143

COMMERCIAL PAPER(n) — 0.1%
Entergy Corp.
0.976%	01/20/16	(g)		2,100	2,099,404
Ford Motor Credit Co.
1.020%	01/27/16	(g)		1,900	1,899,203

TOTAL COMMERCIAL PAPER (cost $3,997,530)					3,998,607

Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
90 Day Euro-dollar Time Deposit Options Futures,
expiring 03/19/16, Strike Price $99.50	103	513
expiring 03/19/16, Strike Price $99.75	135	337
1 Year Euro-dollar Mid-Curve Options Futures,
expiring 03/11/16, Strike Price $98.75 113 2,813
5 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $118.25	16	6,250
expiring 01/22/16, Strike Price $118.50	70	19,141
expiring 01/22/16, Strike Price $118.75	18	3,234
10 Year Euro-Bund Futures,
expiring 01/22/16, Strike Price $168.50	EUR 292	3,173
10 Year U.S. Treasury Notes Futures,

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Call Options (continued)
expiring 01/22/16, Strike Price $126.00		18	$9,281
expiring 01/27/16, Strike Price $133.50		483	7,547
expiring 01/27/16, Strike Price $138.00		431	6,734
20 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $154.00		13	15,234
CDX.NA.HY.25,
expiring 01/21/16, Strike Price $103.00	Deutsche Bank AG	36	1,574
CDX.NA.IG.25,
expiring 01/21/16, Strike Price $80.00	Barclays Capital Group	88	1,291
expiring 01/26/16, Strike Price $90.00	Barclays Capital Group	92	15,750
Currency Option USD vs MXN,
expiring 01/06/16, @ FXRate 1.05	Bank of America	42	—

			92,872

Put Options
90 Day Euro-dollar Time Deposit Options Futures,
expiring 03/19/16, Strike Price $98.88		465	1,163
expiring 03/19/16, Strike Price $99.38		393	48,081
90 Day Sterling Futures,
expiring 12/21/16, Strike Price $98.50		GBP 74,500	10,983
90 Day Sterling Mid-Curve Options Futures,
expiring 03/11/16, Strike Price $98.88		GBP 22,500	10,366
1 Year Euro-dollar Mid-Curve Options Futures,
expiring 01/15/16, Strike Price $98.63		73	3,806
expiring 01/20/16, Strike Price $98.75		48	6,650
expiring 01/20/16, Strike Price $98.88		53	13,519
5 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $113.50		77	602
expiring 01/22/16, Strike Price $114.75		2	16
expiring 01/22/16, Strike Price $115.00		223	1,742
expiring 01/27/16, Strike Price $113.25		83	648
expiring 01/27/16, Strike Price $114.25		222	1,734
20 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $136.00		17	266

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
expiring 01/22/16, Strike Price $155.00		29		$62,531
expiring 01/27/16, Strike Price $133.00		30		469
expiring 01/27/16, Strike Price $134.00		152		2,375
expiring 01/27/16, Strike Price $135.00		338		5,281
CDX.NA.HY.25,
expiring 02/17/16, Strike Price $87.00	BNP Paribas	33		451
CDX.NA.IG.24,
expiring 02/17/16, Strike Price $150.00	BNP Paribas	76		1,010
CDX.NA.IG.25,
expiring 02/17/16, Strike Price $150.00	BNP Paribas	48		864
Charter Communications, Inc.,
expiring 03/18/16, Strike Price $210.00		—	(r)	2,828
Euro Futures,
expiring 01/08/16, Strike Price $1.00		6,000		300
expiring 01/08/16, Strike Price $1.01		5,250		263
Interest Rate Swap Options,
Pay a fixed rate of 0.95% and receive a floating rate based on 3 Month LIBOR, expiring 01/05/16	Goldman Sachs & Co.	10,400		9
Pay a fixed rate of 1.50% and receive a floating rate based on 3 Month LIBOR, expiring 04/06/16	Morgan Stanley	9,800		287
Pay a fixed rate of 1.50% and receive a floating rate based on 3 Month LIBOR, expiring 04/11/16	Citigroup Global Markets	26,000		948
Pay a fixed rate of 1.50% and receive a floating rate based on 3 Month LIBOR, expiring 04/29/16	Goldman Sachs & Co.	10,200		809
Pay a fixed rate of 1.00% and receive a floating rate based on 3 Month LIBOR, expiring 06/23/16	Morgan Stanley	11,700		26,464
Pay a fixed rate of 1.00% and receive a floating rate based on 3 Month LIBOR, expiring 06/24/16	Morgan Stanley	11,600		26,381
Pay a fixed rate of 3.40% and receive a floating rate based on 3 Month LIBOR, expiring 12/05/16	Credit Suisse First Boston Corp.	2,900		14,157

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
Pay a fixed rate of 3.02% and receive a floating rate based on 3 Month LIBOR, expiring 08/21/17	Morgan Stanley	1,300	$67,683
Pay a fixed rate of 2.68% and receive a floating rate based on 3 Month LIBOR, expiring 12/11/17	Morgan Stanley	1,000	91,854
Pay a fixed rate of 2.91% and receive a floating rate based on 3 Month LIBOR, expiring 08/20/18	Morgan Stanley	600	50,689
Pay a fixed rate of 2.94% and receive a floating rate based on 3 Month LIBOR, expiring 08/20/18	Goldman Sachs & Co.	600	48,750

			503,979

TOTAL OPTIONS PURCHASED (cost $784,914)			596,851

TOTAL SHORT-TERM INVESTMENTS (cost $959,310,901)			959,069,172

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 102.4% (cost $5,451,034,600)			5,941,989,997

SECURITIES SOLD SHORT(q) — (3.0)%

COMMON STOCKS — (2.9)%		Shares
Aerospace & Defense — (0.1)%
Aerovironment, Inc.*		4,900	(144,403)
Boeing Co. (The)		1,839	(265,901)
DigitalGlobe, Inc.*		21,500	(336,690)
Hexcel Corp.		6,800	(315,860)
Kratos Defense & Security Solutions, Inc.*		13,300	(54,530)
L-3 Communications Holdings, Inc.		1,000	(119,510)
Lockheed Martin Corp.		310	(67,316)
Rockwell Collins, Inc.		5,300	(489,190)
Teledyne Technologies, Inc.*		2,100	(186,270)
TransDigm Group, Inc.*		2,300	(525,435)

			(2,505,105)

Air Freight & Logistics
United Parcel Service, Inc. (Class B Stock)		2,960	(284,841)

Airlines
American Airlines Group, Inc.		13,000	(550,550)
Republic Airways Holdings, Inc.*		10,900	(42,837)
Virgin America, Inc.*		1,400	(50,414)

			(643,801)

Auto Components
Autoliv, Inc. (Sweden)		4,130	(515,300)
BorgWarner, Inc.		4,860	(210,098)
Delphi Automotive PLC (United Kingdom)		6,000	(514,380)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Dorman Products, Inc.*	5,700	$(270,579)
Drew Industries, Inc.	800	(48,712)
Johnson Controls, Inc.	2,870	(113,336)

		(1,672,405)

Automobiles
Ford Motor Co.	8,930	(125,824)
General Motors Co.	4,000	(136,040)
Harley-Davidson, Inc.	2,160	(98,042)
Tesla Motors, Inc.*	2,700	(648,027)

		(1,007,933)

Banks — (0.1)%
Associated Banc-Corp.	8,340	(156,375)
Bank of Hawaii Corp.	7,331	(461,120)
Bank of the Ozarks, Inc.	4,000	(197,840)
BankUnited, Inc.	5,400	(194,724)
BB&T Corp.	2,309	(87,303)
Boston Private Financial Holdings, Inc.	8,956	(101,561)
Citizens Financial Group, Inc.	5,760	(150,854)
Commerce Bancshares, Inc.	5,575	(237,160)
CVB Financial Corp.	9,600	(162,432)
First Horizon National Corp.	20,900	(303,468)
First Niagara Financial Group, Inc.	6,410	(69,548)
FirstMerit Corp.	13,100	(244,315)
KeyCorp	40,462	(533,694)
M&T Bank Corp.	5,500	(666,490)
PacWest Bancorp	800	(34,480)
People’s United Financial, Inc.	11,640	(187,986)
Pinnacle Financial Partners, Inc.	1,400	(71,904)
PNC Financial Services Group, Inc. (The)	3,420	(325,960)
South State Corp.	500	(35,975)
UMB Financial Corp.	11,551	(537,699)
United Bankshares, Inc.	6,400	(236,736)
US Bancorp.	12,990	(554,283)
Valley National Bancorp	7,700	(75,845)
Webster Financial Corp.	7,040	(261,818)
Westamerica Bancorporation	4,600	(215,050)
Yadkin Financial Corp.	1,014	(25,522)
Zions Bancorporation	3,560	(97,188)

		(6,227,330)

Beverages
Brown-Forman Corp. (Class B Stock)	6,485	(643,831)
Coca-Cola Co. (The)	3,130	(134,465)
Molson Coors Brewing Co. (Class B Stock)	5,300	(497,776)
Monster Beverage Corp.*	3,700	(551,152)

		(1,827,224)

Biotechnology — (0.1)%
AbbVie, Inc	8,500	(503,540)
ACADIA Pharmaceuticals, Inc.*	15,100	(538,315)
Achillion Pharmaceuticals, Inc.*	13,700	(147,823)
Agios Pharmaceuticals, Inc.*	3,900	(253,188)
Alexion Pharmaceuticals, Inc.*	3,000	(572,250)
Alkermes PLC*	1,810	(143,678)
Alnylam Pharmaceuticals, Inc.*	6,200	(583,668)
AMAG Pharmaceuticals, Inc.*	7,300	(220,387)
Amgen, Inc.	3,914	(635,360)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Amicus Therapeutics, Inc.*	10,500	$(101,850)
Cepheid, Inc.*	4,500	(164,385)
Exact Sciences Corp.*	3,900	(35,997)
Intrexon Corp.*	5,400	(162,810)
Ironwood Pharmaceuticals, Inc.*	12,300	(142,557)
PTC Therapeutics, Inc.*	7,200	(233,280)
Sarepta Therapeutics, Inc.*	3,100	(119,598)
Seattle Genetics, Inc.*	14,800	(664,224)
TESARO, Inc.*	8,000	(418,560)

		(5,641,470)

Building Products
Allegion PLC	2,800	(184,576)
Builders FirstSource, Inc.*	10,900	(120,772)
Fortune Brands Home & Security, Inc.	6,900	(382,950)
Masonite International Corp.*	500	(30,615)
Trex Co., Inc.*	2,800	(106,512)

		(825,425)

Capital Markets
Artisan Partners Asset Management, Inc. (Class A Stock)	1,900	(68,514)
BGC Partners, Inc. (Class A Stock)	4,400	(43,164)
Charles Schwab Corp. (The)	15,700	(517,001)
Federated Investors, Inc. (Class B Stock)	5,430	(155,570)
Franklin Resources, Inc.	3,401	(125,225)
Greenhill & Co., Inc.	2,400	(68,664)
NorthStar Asset Management Group, Inc. (The)	25,300	(307,142)
Penson Worldwide, Inc.*(g)	32,656	—
T. Rowe Price Group, Inc.	4,204	(300,544)
Virtus Investment Partners, Inc.	300	(35,238)
WisdomTree Investments, Inc.	17,400	(272,832)

		(1,893,894)

Chemicals — (0.1)%
Air Products & Chemicals, Inc.	3,010	(391,631)
Airgas, Inc.	350	(48,412)
Albemarle Corp.	10,300	(576,903)
American Vanguard Corp.	8,900	(124,689)
Ashland, Inc.	900	(92,430)
Balchem Corp.	3,000	(182,400)
E.I. du Pont de Nemours & Co.	378	(25,175)
Ecolab, Inc.	3,100	(354,578)
FMC Corp.	7,670	(300,127)
HB Fuller Co.	7,100	(258,937)
International Flavors & Fragrances, Inc.	4,400	(526,416)
LyondellBasell Industries NV (Class A Stock)	5,350	(464,915)
Monsanto Co.	5,700	(561,564)
NewMarket Corp.	200	(76,146)
Platform Specialty Products Corp.*	23,700	(304,071)
PPG Industries, Inc.	3,080	(304,366)
RPM International, Inc.	3,070	(135,264)
Sensient Technologies Corp.	1,500	(94,230)
Valspar Corp. (The)	2,500	(207,375)
Westlake Chemical Corp.	2,900	(157,528)
WR Grace & Co.*	4,900	(487,991)

		(5,675,148)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies — (0.1)%
ADT Corp. (The)	18,910	$(623,652)
Clean Harbors, Inc.*	1,800	(74,970)
Covanta Holding Corp.	22,600	(350,074)
Healthcare Services Group, Inc.	10,900	(380,083)
KAR Auction Services, Inc.	900	(33,327)
Mobile Mini, Inc.	3,900	(121,407)
Stericycle, Inc.*	4,200	(506,520)
Tyco International PLC	11,060	(352,703)

		(2,442,736)

Communications Equipment — (0.1)%
Applied Optoelectronics, Inc.*	5,000	(85,800)
ARRIS Group, Inc.*	2,700	(82,539)
Cisco Systems, Inc.	35,560	(965,632)
Finisar Corp.*	28,300	(411,482)
Harris Corp.	2,200	(191,180)
Infinera Corp.*	4,500	(81,540)
Juniper Networks, Inc.	8,970	(247,572)
Motorola Solutions, Inc.	480	(32,856)
Nokia OYJ (Finland), ADR	41,506	(291,372)
QUALCOMM, Inc.	3,370	(168,449)
Ruckus Wireless, Inc.*	6,800	(72,828)
Sonus Networks, Inc.*	9,900	(70,587)
ViaSat, Inc.*	6,900	(420,969)

		(3,122,806)

Construction & Engineering
Granite Construction, Inc.	7,100	(304,661)
Quanta Services, Inc.*	18,700	(378,675)

		(683,336)

Construction Materials
Summit Materials, Inc. (Class A Stock)*	1,800	(36,072)
US Concrete, Inc.*	1,000	(52,660)

		(88,732)

Consumer Finance
American Express Co.	6,510	(452,770)
First Cash Financial Services, Inc.*	4,400	(164,692)
LendingClub Corp.*	26,100	(288,405)
PRA Group, Inc.*	2,900	(100,601)

		(1,006,468)

Containers & Packaging
Ball Corp.	8,387	(609,986)
Sonoco Products Co.	2,010	(82,149)

		(692,135)

Distributors
Core-Mark Holding Co., Inc.	800	(65,552)

Diversified Consumer Services
2U, Inc.*	2,000	(55,960)
Houghton Mifflin Harcourt Co.*	17,400	(378,972)

		(434,932)

Diversified Financial Services
CBOE Holdings, Inc.	1,500	(97,350)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
CME Group, Inc.	3,330	$(301,698)
MarketAxess Holdings, Inc.	1,700	(189,703)

		(588,751)

Diversified Telecommunication Services
CenturyLink, Inc.	5,230	(131,587)
Cogent Communications Holdings, Inc.	4,100	(142,229)
inContact, Inc.*	10,400	(99,216)
Verizon Communications, Inc.	31,070	(1,436,055)

		(1,809,087)

Electric Utilities — (0.1)%
Duke Energy Corp.	13,720	(979,471)
Edison International	5,200	(307,892)
Eversource Energy	2,300	(117,461)
Exelon Corp.	10,030	(278,533)
Great Plains Energy, Inc.	10,200	(278,562)
IDACORP, Inc.	1,200	(81,600)
PNM Resources, Inc.	2,900	(88,653)
Southern Co. (The)	4,520	(211,491)
Westar Energy, Inc.	8,600	(364,726)
Xcel Energy, Inc.	7,800	(280,098)

		(2,988,487)

Electrical Equipment
Rockwell Automation, Inc.	4,485	(460,206)

Electronic Equipment, Instruments & Components — (0.1)%
Amphenol Corp. (Class A Stock)	9,300	(485,739)
Belden, Inc.	5,800	(276,544)
Cognex Corp.	2,700	(91,179)
FARO Technologies, Inc.*	3,400	(100,368)
FEI Co.	6,200	(494,698)
FLIR Systems, Inc.	2,600	(72,982)
Itron, Inc.*	2,200	(79,596)
MTS Systems Corp.	800	(50,728)
National Instruments Corp.	3,600	(103,284)
OSI Systems, Inc.*	1,000	(88,660)
TE Connectivity Ltd. (Switzerland)	900	(58,149)
TTM Technologies, Inc.*	5,500	(35,805)
Universal Display Corp.*	2,700	(146,988)
Zebra Technologies Corp. (Class A Stock)*	4,300	(299,495)

		(2,384,215)

Energy Equipment & Services — (0.1)%
Baker Hughes, Inc.	10,480	(483,652)
Halliburton Co.	3,800	(129,352)
Helmerich & Payne, Inc.	7,850	(420,368)
Oceaneering International, Inc.	3,300	(123,816)
Patterson-UTI Energy, Inc.	31,400	(473,512)
Rowan Cos. PLC (Class A Stock)	2,810	(47,630)
RPC, Inc.	7,600	(90,820)
Schlumberger Ltd.	7,000	(488,250)
Tenaris SA (Luxembourg), ADR	1,974	(46,981)
Weatherford International PLC*	12,450	(104,456)

		(2,408,837)

Food & Staples Retailing — (0.1)%
Chefs’ Warehouse, Inc. (The)*	4,800	(80,064)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Costco Wholesale Corp.	2,800	$(452,200)
CVS Health Corp.	5,910	(577,821)
Sprouts Farmers Market, Inc.*	17,700	(470,643)
Sysco Corp.	25,790	(1,057,390)
United Natural Foods, Inc.*	7,200	(283,392)
Walgreens Boots Alliance, Inc.	8,180	(696,568)
Wal-Mart Stores, Inc.	5,789	(354,866)
Whole Foods Market, Inc.	16,049	(537,642)

		(4,510,586)

Food Products — (0.1)%
Campbell Soup Co.	1,370	(71,994)
Fresh Del Monte Produce, Inc.	1,200	(46,656)
General Mills, Inc.	8,520	(491,263)
Hain Celestial Group, Inc. (The)*	1,500	(60,585)
Kellogg Co.	7,860	(568,042)
Kraft Heinz Co. (The)	17,110	(1,244,924)
Mead Johnson Nutrition Co.	880	(69,476)
Post Holdings, Inc.*	7,100	(438,070)
Snyder’s-Lance, Inc.	3,104	(106,467)
TreeHouse Foods, Inc.*	6,300	(494,298)

		(3,591,775)

Gas Utilities
Laclede Group, Inc. (The)	2,100	(124,761)
Northwest Natural Gas Co.	5,600	(283,416)
ONE Gas, Inc.	5,925	(297,257)
Superior Plus Corp. (Canada)	40,119	(311,975)
WGL Holdings, Inc.	600	(37,794)

		(1,055,203)

Health Care Equipment & Supplies — (0.1)%
Accuray, Inc.*	8,600	(58,050)
Analogic Corp.	1,000	(82,600)
Baxter International, Inc.	12,330	(470,390)
Becton, Dickinson & Co.	2,470	(380,602)
C.R. Bard, Inc.	750	(142,080)
China Medical Technologies, Inc. (China), ADR*	7,037	—
Cooper Cos., Inc. (The)	3,700	(496,540)
Cynosure, Inc. (Class A Stock)*	1,900	(84,873)
DexCom, Inc.*	3,600	(294,840)
Endologix, Inc.*	17,900	(177,210)
Haemonetics Corp.*	3,700	(119,288)
HeartWare International, Inc.*	6,900	(347,760)
IDEXX Laboratories, Inc.*	3,800	(277,096)
Insulet Corp.*	9,100	(344,071)
Integra LifeSciences Holdings Corp.*	1,200	(81,336)
LDR Holding Corp.*	3,000	(75,330)
Medtronic PLC	12,066	(928,117)
Nevro Corp.*	3,100	(209,281)
Spectranetics Corp. (The)*	8,900	(134,034)
St. Jude Medical, Inc.	3,120	(192,722)
Wright Medical Group NV*	1,500	(36,270)
Zeltiq Aesthetics, Inc.*	5,300	(151,209)
Zimmer Biomet Holdings, Inc.	820	(84,124)

		(5,167,823)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc.*	5,000	$(312,300)
Air Methods Corp.*	3,200	(134,176)
AMN Healthcare Services, Inc.*	2,200	(68,310)
Amsurg Corp.*	1,900	(144,400)
Anthem, Inc.	33,301	(4,643,491)
Capital Senior Living Corp.*	3,800	(79,268)
Centene Corp.*	381	(25,074)
Community Health Systems, Inc.*	10,290	(272,994)
DaVita HealthCare Partners, Inc.*	1,500	(104,565)
Diplomat Pharmacy, Inc.*	7,800	(266,916)
ExamWorks Group, Inc.*	9,600	(255,360)
HCA Holdings, Inc.*	2,060	(139,318)
HealthSouth Corp.	7,100	(247,151)
Healthways, Inc.*	13,500	(173,745)
Laboratory Corp. of America Holdings*	660	(81,602)
Owens & Minor, Inc.	4,000	(143,920)
Patterson Cos., Inc.	800	(36,168)
Quest Diagnostics, Inc.	600	(42,684)
Team Health Holdings, Inc.*	1,700	(74,613)
Tenet Healthcare Corp.*	7,710	(233,613)
UnitedHealth Group, Inc.	500	(58,820)
Universal Health Services, Inc. (Class B Stock)	570	(68,109)

		(7,606,597)

Health Care Technology
Allscripts Healthcare Solutions, Inc.*	35,400	(544,452)
Cerner Corp.*	10,970	(660,065)
Medidata Solutions, Inc.*	1,800	(88,722)
Veeva Systems, Inc. (Class A Stock)*	3,900	(112,515)

		(1,405,754)

Hotels, Restaurants & Leisure — (0.1)%
Aramark	3,400	(109,650)
Buffalo Wild Wings, Inc.*	1,100	(175,615)
Churchill Downs, Inc.	600	(84,894)
ClubCorp Holdings, Inc.	8,000	(146,160)
Darden Restaurants, Inc.	6,740	(428,934)
Diamond Resorts International, Inc.*	4,700	(119,897)
Domino’s Pizza, Inc.	2,500	(278,125)
Dunkin’ Brands Group, Inc.	6,600	(281,094)
Hyatt Hotels Corp. (Class A Stock)*	8,540	(401,551)
Marriott International, Inc. (Class A Stock)	4,630	(310,395)
McDonald’s Corp.	630	(74,428)
Norwegian Cruise Line Holdings Ltd.*	5,800	(339,880)
SeaWorld Entertainment, Inc.	3,900	(76,791)
Vail Resorts, Inc.	1,100	(140,789)
Wendy’s Co. (The)	49,200	(529,884)
Wynn Resorts Ltd.	9,400	(650,386)

		(4,148,473)

Household Durables
CalAtlantic Group, Inc.	2,580	(97,834)
Garmin Ltd.	4,690	(174,327)
Lennar Corp. (Class A Stock)	3,320	(162,381)
M/I Homes, Inc.*	5,500	(120,560)
Newell Rubbermaid, Inc.	9,321	(410,870)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
TRI Pointe Group, Inc.*	8,600	$(108,962)
William Lyon Homes (Class A Stock)*	5,500	(90,750)

		(1,165,684)

Household Products
Church & Dwight Co., Inc.	6,003	(509,535)
Energizer Holdings, Inc.	5,000	(170,300)
Spectrum Brands Holdings, Inc.	2,400	(244,320)

		(924,155)

Independent Power & Renewable Electricity Producers
Dynegy, Inc.*	20,300	(272,020)
Pattern Energy Group, Inc.	9,300	(194,463)
TerraForm Power, Inc. (Class A Stock)*	16,400	(206,312)

		(672,795)

Industrial Conglomerates
3M Co.	3,040	(457,946)
General Electric Co.	44,740	(1,393,651)

		(1,851,597)

Insurance — (0.1)%
Ace Ltd.	4,300	(502,455)
Aflac, Inc.	4,370	(261,763)
AON PLC	4,580	(422,322)
Arch Capital Group Ltd.*	6,690	(466,628)
Arthur J. Gallagher & Co.	9,000	(368,460)
Axis Capital Holdings Ltd.	1,250	(70,275)
Brown & Brown, Inc.	3,000	(96,300)
CNO Financial Group, Inc.	10,600	(202,354)
Genworth Financial, Inc. (Class A Stock)*	7,770	(28,982)
Markel Corp.*	810	(715,514)
Marsh & McLennan Cos., Inc.	8,600	(476,870)
Mercury General Corp.	2,900	(135,053)
Primerica, Inc.	1,900	(89,737)
Progressive Corp. (The)	16,754	(532,777)
RenaissanceRe Holdings Ltd. (Bermuda)	2,000	(226,380)
Torchmark Corp.	13,431	(767,716)
Travelers Cos., Inc. (The)	770	(86,902)
W.R. Berkley Corp.	15,339	(839,810)

		(6,290,298)

Internet & Catalog Retail
Expedia, Inc.	1,340	(166,562)
Groupon, Inc.*	31,730	(97,411)
Liberty Ventures (Class A Stock)*	2,600	(117,286)
NetFlix, Inc.*	4,170	(476,965)
Priceline Group, Inc. (The)*	30	(38,248)
Shutterfly, Inc.*	1,610	(71,742)
TripAdvisor, Inc.*	7,110	(606,127)

		(1,574,341)

Internet Software & Services — (0.2)%
Alibaba Group Holding Ltd. (China), ADR*	99,775	(8,108,714)
Alphabet, Inc. (Class A Stock)*	593	(461,360)
ChannelAdvisor Corp.*	9,000	(124,650)
comScore, Inc.*	2,600	(106,990)
Demandware, Inc.*	7,200	(388,584)
eBay, Inc.*	19,500	(535,860)
GrubHub, Inc.*	4,190	(101,398)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
LinkedIn Corp. (Class A Stock)*	490	$(110,289)
Marketo, Inc.*	15,100	(433,521)
Pandora Media, Inc.*	39,900	(535,059)
Twitter, Inc.*	17,780	(411,429)
VeriSign, Inc.*	5,300	(463,008)

		(11,780,862)

IT Services — (0.1)%
Acxiom Corp.*	8,900	(186,188)
Alliance Data Systems Corp.*	2,400	(663,768)
Automatic Data Processing, Inc.	1,170	(99,122)
Blackhawk Network Holdings, Inc.*	3,400	(150,314)
EPAM Systems, Inc.*	1,700	(133,654)
FleetCor Technologies, Inc.*	3,400	(485,962)
Global Payments, Inc.	4,661	(300,681)
International Business Machines Corp.	3,890	(535,342)
Jack Henry & Associates, Inc.	1,500	(117,090)
MAXIMUS, Inc.	1,300	(73,125)
Paychex, Inc.	3,780	(199,924)
PayPal Holdings, Inc.*	16,000	(579,200)
ServiceSource International, Inc.*	19,400	(89,434)
VeriFone Systems, Inc.*	2,380	(66,688)
WEX, Inc.*	4,800	(424,320)

		(4,104,812)

Leisure Products
Callaway Golf Co.	16,300	(153,546)
Hasbro, Inc.	5,650	(380,584)
Mattel, Inc.	40,050	(1,088,158)

		(1,622,288)

Life Sciences Tools & Services
Albany Molecular Research, Inc.*	11,200	(222,320)
Bio-Techne Corp.	3,700	(333,000)
Fluidigm Corp.*	6,200	(67,022)
Pacific Biosciences of California, Inc.*	13,000	(170,690)

		(793,032)

Machinery — (0.1)%
Actuant Corp. (Class A Stock)	1,800	(43,128)
AGCO Corp.	1,820	(82,610)
Altra Industrial Motion Corp.	4,300	(107,844)
Caterpillar, Inc.	9,920	(674,163)
Chart Industries, Inc.*	10,100	(181,396)
CIRCOR International, Inc.	2,100	(88,515)
CLARCOR, Inc.	5,400	(268,272)
Deere & Co.	1,910	(145,676)
Donaldson Co., Inc.	8,300	(237,878)
Graco, Inc.	2,700	(194,589)
Illinois Tool Works, Inc.	2,036	(188,695)
Manitowoc Co., Inc. (The)	27,200	(417,520)
Middleby Corp. (The)*	2,600	(280,462)
Nordson Corp.	2,000	(128,300)
Oshkosh Corp.	2,600	(101,504)
Parker-Hannifin Corp.	360	(34,913)
Pentair PLC (United Kingdom)	9,700	(480,441)
Proto Labs, Inc.*	3,700	(235,653)
RBC Bearings, Inc.*	900	(58,131)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
WABCO Holdings, Inc.*	3,200	$(327,232)
Woodward, Inc.	900	(44,694)
Xylem, Inc.	1,500	(54,750)

		(4,376,366)

Media — (0.2)%
AMC Networks, Inc. (Class A Stock)*	4,350	(324,858)
Cablevision Systems Corp. (Class A Stock)	17,800	(567,820)
CBS Corp. (Class B Stock)	10,600	(499,578)
Charter Communications, Inc. (Class A Stock)*	7,007	(1,282,982)
Cinemark Holdings, Inc.	6,120	(204,592)
Comcast Corp. (Class A Stock)	3	(169)
Discovery Communications, Inc. (Class A Stock)*	12,680	(338,302)
EW Scripps Co. (The) (Class A Stock)	6,100	(115,900)
Global Eagle Entertainment, Inc.*	30,398	(300,028)
IMAX Corp.*	5,800	(206,132)
Interpublic Group of Cos., Inc. (The)	16,146	(375,879)
Liberty Broadband Corp. (Class A Stock)	900	(46,485)
Lions Gate Entertainment Corp.	18,200	(589,498)
News Corp. (Class A Stock)	22,910	(306,078)
News Corp. (Class B Stock)	4,577	(63,895)
Nexstar Broadcasting Group, Inc. (Class A Stock)	1,800	(105,660)
Omnicom Group, Inc.	6,630	(501,626)
Regal Entertainment Group (Class A Stock)	9,210	(173,793)
Scripps Networks Interactive, Inc. (Class A Stock)	3,105	(171,427)
Time Warner Cable, Inc.	400	(74,236)
Twenty-First Century Fox, Inc. (Class A Stock)	16,600	(450,856)
Twenty-First Century Fox, Inc. (Class B Stock)	29,793	(811,263)
Viacom, Inc. (Class B Stock)	2,510	(103,312)
Walt Disney Co. (The)	5,650	(593,702)

		(8,208,071)

Metals & Mining
Alcoa, Inc.	24,280	(239,644)
Allegheny Technologies, Inc.	18,000	(202,500)
Carpenter Technology Corp.	3,300	(99,891)
Commercial Metals Co.	2,700	(36,963)
Compass Minerals International, Inc.	1,530	(115,163)
Freeport-McMoRan, Inc.	30,440	(206,079)
Stillwater Mining Co.*	4,200	(35,994)

		(936,234)

Multiline Retail
Dollar Tree, Inc.*	10,440	(806,177)
Kohl’s Corp.	8,024	(382,183)
Target Corp.	1,780	(129,246)
Tuesday Morning Corp.*	13,400	(87,100)

		(1,404,706)

Multi-Utilities
Alliant Energy Corp.	1,600	(99,920)
Avista Corp.	2,300	(81,351)
Consolidated Edison, Inc.	4,180	(268,649)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
Dominion Resources, Inc.	14,950	$(1,011,218)
DTE Energy Co.	2,160	(173,210)
NorthWestern Corp.	4,700	(254,975)
Sempra Energy	1,990	(187,080)
WEC Energy Group, Inc.	3,970	(203,701)

		(2,280,104)

Oil, Gas & Consumable Fuels — (0.1)%
Amyris, Inc.*	19,036	(30,838)
Anadarko Petroleum Corp.	3,750	(182,175)
Bonanza Creek Energy, Inc.*	11,200	(59,024)
Callon Petroleum Co.*	11,000	(91,740)
Carrizo Oil & Gas, Inc.*	4,400	(130,152)
Cimarex Energy Co.	5,500	(491,590)
Cobalt International Energy, Inc.*	8,400	(45,360)
Concho Resources, Inc.*	4,400	(408,584)
ConocoPhillips	4,510	(210,572)
Diamondback Energy, Inc.*	7,600	(508,440)
Enbridge, Inc. (Canada)	3,250	(107,868)
Matador Resources Co.*	4,700	(92,919)
Memorial Resource Development Corp.*	13,300	(214,795)
Newfield Exploration Co.*	14,200	(462,352)
Noble Energy, Inc.	3,010	(99,119)
Parsley Energy, Inc. (Class A Stock)*	19,000	(350,550)
PDC Energy, Inc.*	5,900	(314,942)
Pioneer Natural Resources Co.	3,700	(463,906)
QEP Resources, Inc.	6,910	(92,594)
Range Resources Corp.	14,550	(358,075)
SandRidge Energy, Inc.*	236,363	(47,273)
SM Energy Co.	9,300	(182,838)
Spectra Energy Corp.	20,714	(495,893)
Synergy Resources Corp.*	12,700	(108,204)
Teekay Tankers Ltd. (Bermuda)	5,800	(39,904)
Whiting Petroleum Corp.*	13,200	(124,608)
Williams Cos., Inc. (The)	2,010	(51,657)

		(5,765,972)

Paper & Forest Products
Domtar Corp.	5,900	(218,005)
International Paper Co.	2,680	(101,036)
Louisiana-Pacific Corp.*	29,500	(531,295)

		(850,336)

Personal Products
Coty, Inc. (Class A Stock)	8,660	(221,956)

Pharmaceuticals — (0.1)%
Aerie Pharmaceuticals, Inc.*	3,800	(92,530)
ANI Pharmaceuticals, Inc.*	1,300	(58,662)
BioDelivery Sciences International, Inc.*	11,900	(57,001)
Cempra, Inc.*	5,800	(180,554)
Endo International PLC*	8,700	(532,614)
Impax Laboratories, Inc.*	11,300	(483,188)
Ionis Pharmaceuticals, Inc.*	4,880	(302,218)
Johnson & Johnson	11,030	(1,133,002)
Medicines Co. (The)*	13,400	(500,356)
Merck & Co., Inc.	14,870	(785,433)
Nektar Therapeutics*	14,000	(235,900)
Pacira Pharmaceuticals, Inc.*	8,000	(614,320)
Sagent Pharmaceuticals, Inc.*	2,700	(42,957)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Supernus Pharmaceuticals, Inc.*	3,800	$(51,072)

		(5,069,807)

Professional Services
Advisory Board Co. (The)*	9,700	(481,217)
Dun & Bradstreet Corp. (The)	2,600	(270,218)
FTI Consulting, Inc.*	1,100	(38,126)
Huron Consulting Group, Inc.*	3,000	(178,200)
Nielsen Holdings PLC	12,940	(603,004)
Towers Watson & Co. (Class A Stock)	20	(2,569)
Verisk Analytics, Inc.*	6,400	(492,032)

		(2,065,366)

Real Estate Investment Trusts (REITs) — (0.1)%
American Campus Communities, Inc.	2,200	(90,948)
American Homes 4 Rent (Class A Stock)	9,287	(154,721)
American Tower Corp.	5,100	(494,445)
CareTrust REIT, Inc.	4,798	(52,538)
Communications Sales & Leasing, Inc.	3,800	(71,022)
Crown Castle International Corp.	3,600	(311,220)
DDR Corp.	23,510	(395,908)
Digital Realty Trust, Inc.	3,024	(228,675)
Education Realty Trust, Inc.	2,300	(87,124)
Equinix, Inc.	131	(39,614)
Equity One, Inc.	1,600	(43,440)
Federal Realty Investment Trust	2,400	(350,640)
Four Corners Property Trust, Inc.*	2,764	(66,778)
Healthcare Trust of America, Inc. (Class A Stock)	7,310	(197,151)
Iron Mountain, Inc.	11,000	(297,110)
Lexington Realty Trust	63,467	(507,736)
Macerich Co. (The)	2,800	(225,932)
New York REIT, Inc.	10,900	(125,350)
Pebblebrook Hotel Trust	5,300	(148,506)
Physicians Realty Trust	3,100	(52,266)
QTS Realty Trust, Inc. (Class A Stock)	2,800	(126,308)
Realty Income Corp.	8,830	(455,893)
Regency Centers Corp.	8,100	(551,772)
Retail Opportunity Investments Corp.	19,300	(345,470)
STAG Industrial, Inc.	3,300	(60,885)
Ventas, Inc.	9,760	(550,757)
Washington Real Estate Investment Trust	4,000	(108,240)
Welltower, Inc.	4,450	(302,734)
Weyerhaeuser Co.	32,130	(963,257)

		(7,406,440)

Real Estate Management & Development
Forest City Enterprises, Inc. (Class A Stock)*	2,200	(48,246)
Howard Hughes Corp. (The)*	1,600	(181,056)
Vonovia SE (Germany)	3,364	(103,925)

		(333,227)

Road & Rail — (0.1)%
Canadian Pacific Railway Ltd. (Canada)	459	(58,625)
Genesee & Wyoming, Inc. (Class A Stock)*	7,200	(386,568)
Heartland Express, Inc.	35,685	(607,359)
JB Hunt Transport Services, Inc.	2,200	(161,392)
Kansas City Southern	5,900	(440,553)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
Knight Transportation, Inc.	15,269	$(369,968)
Saia, Inc.*	3,900	(86,775)
Werner Enterprises, Inc.	8,371	(195,798)

		(2,307,038)

Semiconductors & Semiconductor Equipment — (0.1)%
Applied Materials, Inc.	21,890	(408,686)
Applied Micro Circuits Corp.*	27,100	(172,627)
Atmel Corp.	5,080	(43,739)
Cavium, Inc.*	7,000	(459,970)
Cypress Semiconductor Corp.*	57,100	(560,151)
Dialog Semiconductor PLC (United Kingdom)*	1,813	(60,498)
Inphi Corp.*	6,900	(186,438)
Intel Corp.	21,818	(751,630)
Intersil Corp. (Class A Stock)	6,000	(76,560)
Lam Research Corp.	4,127	(327,766)
Lattice Semiconductor Corp.*	12,500	(80,875)
Linear Technology Corp.	12,555	(533,211)
M/A-COM Technology Solutions Holdings, Inc.*	5,300	(216,717)
Maxim Integrated Products, Inc.	3,110	(118,180)
Microchip Technology, Inc.	13,900	(646,906)
Micron Technology, Inc.*	52,760	(747,082)
Microsemi Corp.*	6,864	(223,698)
Monolithic Power Systems, Inc.	600	(38,226)
NVIDIA Corp.	3,858	(127,160)
Skyworks Solutions, Inc.	2,060	(158,270)
SunPower Corp.*	1,400	(42,014)
Synaptics, Inc.*	1,500	(120,510)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	23,600	(536,900)
Ultratech, Inc.*	10,800	(214,056)
Veeco Instruments, Inc.*	14,100	(289,896)
Xilinx, Inc.	2,850	(133,864)

		(7,275,630)

Software — (0.1)%
Autodesk, Inc.*	9,100	(554,463)
BroadSoft, Inc.*	800	(28,288)
Cadence Design Systems, Inc.*	3,400	(70,754)
Callidus Software, Inc.*	8,900	(165,273)
FireEye, Inc.*	10,700	(221,918)
Guidewire Software, Inc.*	1,000	(60,160)
Interactive Intelligence Group, Inc.*	2,700	(84,834)
NetSuite, Inc.*	5,600	(473,872)
Oracle Corp.	10,090	(368,588)
Proofpoint, Inc.*	8,000	(520,080)
PROS Holdings, Inc.*	1,800	(41,472)
SAP SE (Germany), ADR	4,200	(332,220)
ServiceNow, Inc.*	7,200	(623,232)
Splunk, Inc.*	9,400	(552,814)
Tableau Software, Inc. (Class A Stock)*	1,500	(141,330)
Take-Two Interactive Software, Inc.*	16,200	(564,408)
Workday, Inc. (Class A Stock)*	6,100	(486,048)

		(5,289,754)

Specialty Retail — (0.1)%
Advance Auto Parts, Inc.	3,800	(571,938)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
AutoZone, Inc.*	590	$(437,727)
Bed Bath & Beyond, Inc.*	6,220	(300,115)
Boot Barn Holdings, Inc.*	4,400	(54,076)
Children’s Place, Inc. (The)	4,100	(226,320)
Gap, Inc. (The)	3,860	(95,342)
L Brands, Inc.	3,800	(364,116)
Men’s Wearhouse, Inc. (The)	7,100	(104,228)
Michaels Cos, Inc. (The)*	3,000	(66,330)
Monro Muffler Brake, Inc.	7,200	(476,784)
Restoration Hardware Holdings, Inc.*	7,200	(572,040)
Signet Jewelers Ltd.	2,200	(272,118)
Stage Stores, Inc.	6,900	(62,859)
Tiffany & Co.	3,700	(282,273)

		(3,886,266)

Technology Hardware, Storage & Peripherals
Diebold, Inc.	2,228	(67,041)
Electronics For Imaging, Inc.*	2,600	(121,524)
NetApp, Inc.	2,300	(61,019)
SanDisk Corp.	1,030	(78,270)
Seagate Technology PLC	7,860	(288,148)
Silicon Graphics International Corp.*	12,200	(71,980)
Super Micro Computer, Inc.*	2,400	(58,824)
Western Digital Corp.	140	(8,407)

		(755,213)

Textiles, Apparel & Luxury Goods
Crocs, Inc.*	16,200	(165,888)
Deckers Outdoor Corp.*	1,000	(47,200)
Hanesbrands, Inc.	18,000	(529,740)
Tumi Holdings, Inc.*	2,100	(34,923)
Under Armour, Inc. (Class A Stock)*	10,030	(808,518)

		(1,586,269)

Thrifts & Mortgage Finance
New York Community Bancorp, Inc.	54,321	(886,519)
Northwest Bancshares, Inc.	4,900	(65,611)
PHH Corp.*	4,200	(68,040)

		(1,020,170)

Tobacco
Altria Group, Inc.	6,030	(351,006)
Philip Morris International, Inc.	3,400	(298,894)
Vector Group Ltd.	12,075	(284,849)

		(934,749)

Trading Companies & Distributors — (0.1)%
Air Lease Corp.	4,030	(134,924)
Fastenal Co.	26,410	(1,078,056)
MSC Industrial Direct Co., Inc. (Class A Stock)	7,200	(405,144)
WW Grainger, Inc.	4,140	(838,723)

		(2,456,847)

Water Utilities
Aqua America, Inc.	5,370	(160,026)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services
SBA Communications Corp. (Class A Stock)*	1,600	$(168,112)

TOTAL COMMON STOCKS
(proceeds received $175,968,111)		(170,405,590)

EXCHANGE TRADED FUND
SPDR S&P Oil & Gas Exploration & Production ETF (proceeds received $331,830)	8,936	(270,046)

Interest Rates	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY
OBLIGATION – SHORT — (0.1)%
Federal National Mortgage Assoc. (proceeds received $2,231,875)
5.500%	TBA	2,000	(2,229,445)

TOTAL SECURITIES SOLD SHORT (proceeds received $178,531,816)			(172,905,081)

Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
90 Day Euro-dollar Time Deposit Options Futures,
expiring 06/13/16, Strike Price $99.00		55	(7,839)
expiring 06/18/16, Strike Price $99.25		33	(1,056)
90 Day Sterling Mid-Curve Options Futures,
expiring 03/11/16, Strike Price $99.25	GBP	22,500	(415)
5 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $119.00		27	(3,375)
expiring 02/19/16, Strike Price $118.75		45	(15,820)
expiring 02/24/16, Strike Price $119.00		9	(2,391)
10 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $126.50		34	(10,625)
expiring 01/22/16, Strike Price $127.00		61	(11,439)
expiring 01/22/16, Strike Price $128.00		20	(1,250)
expiring 01/27/16, Strike Price $127.50		58	(6,344)
expiring 01/27/16, Strike Price $129.00		4	(125)
expiring 02/19/16, Strike Price $126.50		24	(15,000)

Counterparty		Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
expiring 02/19/16, Strike Price $127.50		5		$(1,641)
expiring 02/19/16, Strike Price $128.00		15		(3,516)
expiring 02/24/16, Strike Price $127.00		93		(42,141)
expiring 02/24/16, Strike Price $130.00		27		(2,109)
20 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $155.00		1		(766)
expiring 01/22/16, Strike Price $156.00		7		(3,609)
expiring 01/22/16, Strike Price $157.00		92		(31,625)
expiring 01/22/16, Strike Price $158.00		48		(9,750)
expiring 01/22/16, Strike Price $159.00		8		(1,125)
expiring 02/19/16, Strike Price $157.00		5		(5,078)
expiring 02/19/16, Strike Price $158.00		26		(21,125)
expiring 02/19/16, Strike Price $159.00		9		(10,969)
Australian Dollar Futures,
expiring 02/05/16, Strike Price $0.73		2		(1,700)
expiring 03/04/16, Strike Price $0.74		8		(7,760)
expiring 03/04/16, Strike Price $0.74		4		(3,080)
Canadian Dollar Futures,
expiring 03/04/16, Strike Price $74.00		4		(1,880)
Charter Communications, Inc.,
expiring 03/18/16, Strike Price $210.00		—	(r)	(228)
Currency Option USD vs BRL,
expiring 01/14/16, @ FX Rate 4.45	Goldman Sachs & Co.	2,200		(1,140)
expiring 03/14/16, @ FX Rate 4.60	Credit Suisse First Boston Corp.	1,800		(16,963)
expiring 03/17/16, @ FX Rate 4.00	Credit Suisse First Boston Corp.	200		(9,793)
expiring 03/17/16, @ FX Rate 4.55	Deutsche Bank AG	1,200		(13,897)
Currency Option USD vs MXN,
expiring 02/05/16, @ FX Rate 17.40	Goldman Sachs & Co.	1,300		(12,749)
expiring 03/08/16, @ FX Rate 17.65	Goldman Sachs & Co.	1,300		(14,808)
expiring 03/10/16, @ FX Rate 16.67	Bank of America	25		(13,620)
expiring 03/11/16, @ FX Rate 18.10	Hong Kong & Shanghai Bank	800		(5,234)
Currency Option USD vs RUB,

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
expiring 12/08/16, @ FX Rate 87.00	Hong Kong & Shanghai Bank	800	$(42,513)
Euro Futures,
expiring 01/05/16, Strike Price $1.10		1,625	(3,575)
expiring 01/08/16, Strike Price $1.05		1,125	(169)
expiring 01/08/16, Strike Price $1.08		1,375	(15,813)
expiring 01/08/16, Strike Price $1.09		3,000	(16,800)
expiring 01/09/16, Strike Price $1.07		2,250	(44,100)
expiring 02/05/16, Strike Price $1.10		875	(7,525)
expiring 02/05/16, Strike Price $1.12		1,125	(3,825)
expiring 03/09/16, Strike Price $1.09		1,250	(21,500)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA,
expiring 06/01/16, Strike Price $3.06	Deutsche Bank AG	400	—
Interest Rate Swap Options,
Pay a fixed rate of 2.50% and receive a floating rate based on 3 Month LIBOR, expiring 01/19/16	Goldman Sachs & Co.	2,400	(1,135)
Pay a fixed rate of 2.50% and receive a floating rate based on 3 Month LIBOR, expiring 01/25/16	JPMorgan Chase	120	(85)
Pay a fixed rate of 2.50% and receive a floating rate based on 3 Month LIBOR, expiring 01/25/16	Royal Bank of Scotland Group PLC	2,180	(1,552)
Pay a fixed rate of 2.50% and receive a floating rate based on 3 Month LIBOR, expiring 02/18/16	Goldman Sachs & Co.	9,100	(15,455)
Pay a fixed rate of 2.40% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Goldman Sachs & Co.	6,500	(11,652)
Pay a fixed rate of 2.40% and receive a floating rate based on 3 Month LIBOR, expiring 12/05/16	Credit Suisse First Boston Corp.	2,900	(22,042)
Japanese Yen Futures,
expiring 02/05/16, Strike Price $0.0082		23	(36,450)
King Digital Entertainment PLC,

Counterparty		Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
expiring 02/19/16, Strike Price $18.00			10	$(950)

				(557,126)

Put Options
90 Day Euro-dollar Time Deposit Options Futures,
expiring 03/19/16, Strike Price $99.25			498	(18,656)
90 Day Sterling Futures,
expiring 12/21/16, Strike Price $98.00		GBP	74,500	(2,059)
90 Day Sterling Mid-Curve Options Futures,
expiring 03/11/16, Strike Price $98.63		GBP	22,500	(3,110)
1 Year Euro-dollar Mid-Curve Options Futures,
expiring 01/15/16, Strike Price $98.50			145	(1,813)
5 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $118.00			21	(3,939)
expiring 01/27/16, Strike Price $117.75			9	(1,266)
10 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $125.00			17	(3,984)
expiring 01/22/16, Strike Price $125.50			11	(4,297)
expiring 01/27/16, Strike Price $124.00			4	(313)
expiring 02/19/16, Strike Price $123.50			5	(859)
expiring 02/19/16, Strike Price $125.00			34	(16,469)
20 Year U.S. Treasury Notes Futures,
expiring 01/22/16, Strike Price $151.00			19	(8,906)
expiring 01/22/16, Strike Price $152.00			16	(13,750)
expiring 01/22/16, Strike Price $154.00			9	(15,047)
expiring 02/19/16, Strike Price $148.00			26	(12,594)
expiring 02/19/16, Strike Price $152.00			4	(5,938)
CDX.O.IG.25.V1.5Y,
expiring 01/20/16, Strike Price $1.10	JPMorgan Chase		300	(60)
expiring 02/17/16, Strike Price $1.10	JPMorgan Chase		300	(277)
expiring 02/17/16, Strike Price $1.20	JPMorgan Chase		300	(166)
Currency Option EUR vs USD,
expiring 01/15/16, @ FX Rate 1.08	Bank of America	EUR	3,300	(18,953)
expiring 01/22/16, @ FX Rate 1.08	Citigroup Global Markets	EUR	1,400	(9,135)
Currency Option USD vs BRL,

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 01/14/16, @ FX Rate 3.70	Deutsche Bank AG		400	$(423)
expiring 03/21/16, @ FX Rate 3.85	Goldman Sachs & Co.		27	(52,279)
Currency Option USD vs EUR,
expiring 03/04/16, @ FX Rate 1.08	Goldman Sachs & Co.		14	(24,461)
Currency Option USD vs JPY,
expiring 02/18/16, @ FX Rate 91.00	Barclays Capital Group		1,400	(8)
expiring 02/18/16, @ FX Rate 91.00	Goldman Sachs & Co.		1,700	(9)
expiring 09/08/16, @ FX Rate 96.00	Citigroup Global Markets		1,600	(1,787)
expiring 09/08/16, @ FX Rate 97.00	Barclays Capital Group		2,300	(2,892)
expiring 02/18/19, @ FX Rate 80.00	Bank of America		1,600	(10,001)
expiring 02/28/19, @ FX Rate 80.00	Bank of America		1,500	(9,552)
Euro Futures,
expiring 01/08/16, Strike Price $1.03			1,125	(56)
expiring 01/08/16, Strike Price $1.06			3,000	(1,200)
expiring 01/08/16, Strike Price $1.07			2,375	(2,375)
expiring 01/08/16, Strike Price $1.08			2,500	(7,250)
expiring 01/08/16, Strike Price $1.09			875	(6,125)
expiring 02/05/16, Strike Price $1.05			1,125	(2,813)
expiring 02/05/16, Strike Price $1.06			2,000	(8,200)
expiring 02/05/16, Strike Price $1.07			5,875	(38,189)
expiring 02/05/16, Strike Price $1.08			3,125	(30,939)
expiring 03/04/16, Strike Price $1.06			3,375	(26,325)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA,
expiring 04/22/24, Strike Price $43.27	JPMorgan Chase		800	(1,189)
expiring 05/16/24, Strike Price $4.00	JPMorgan Chase		200	(304)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP,
expiring 06/22/35, Strike Price $3.00	Goldman Sachs & Co.	EUR	600	(15,254)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 03/24/20, Strike Price $34.81	JPMorgan Chase		1,900	(24,881)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		2,700	(1,467)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		500	(313)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	300	$(188)
expiring 10/02/20, Strike Price $ —	JPMorgan Chase	1,000	(15,441)
Interest Rate Swap Options,
Receive a fixed rate of 3.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/19/16	Goldman Sachs & Co.	2,400	(291)
Receive a fixed rate of 1.90% and pay a floating rate based on 3 Month LIBOR, expiring 02/16/16	Deutsche Bank AG	5,200	(11,541)
Receive a fixed rate of 1.90% and pay a floating rate based on 3 Month LIBOR, expiring 02/16/16	Morgan Stanley	18,200	(40,388)
Receive a fixed rate of 2.70% and pay a floating rate based on 3 Month LIBOR, expiring 08/21/17	Morgan Stanley	5,700	(56,438)
Receive a fixed rate of 2.50% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/17	Morgan Stanley	4,200	(66,801)
Receive a fixed rate of 2.80% and pay a floating rate based on 3 Month LIBOR, expiring 08/20/18	Goldman Sachs & Co.	2,600	(42,411)
Receive a fixed rate of 2.80% and pay a floating rate based on 3 Month LIBOR, expiring 08/20/18	Morgan Stanley	2,600	(42,411)
Japanese Yen Futures,
expiring 01/08/16, Strike Price $0.0081		14	(139)

			(685,932)

TOTAL OPTIONS WRITTEN (premiums received $2,197,375)			(1,243,058)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 99.4% (cost $5,270,305,409)			5,767,841,858
Other assets in excess of liabilities(z) — 0.6%			32,002,412

NET ASSETS — 100.0%			$5,799,844,270

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $68,106,318; cash collateral of $70,649,981 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $3,574,961. The aggregate value of $2,367,705 is approximately 0.04% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by U.S. Treasury Securities (coupon rate 1.750%, maturity dates 2/28/22- 3/31/22) with the aggregate value, including accrued interest, of $33,801,100. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2015.

(q)	The aggregate value of securities sold short is $172,905,081. Deposit with Credit Suisse First Boston Corp., JPMorgan Chase and BNP Paribas combined with securities segregated as collateral in an amount of $333,797,910, exceeds the value of securities sold short as of December 31, 2015. Securities sold short are subject to contractual netting arrangements.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales. The aggregate value of such securities is $161,847,022.

(v)	Includes an amount of $1,731,781 segregated as collateral for swap agreements.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Financial futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
913	90 Day Euro Dollar	Mar. 2016	$226,882,913	$226,572,363	$(310,550)
120	90 Day Euro Dollar	Jun. 2016	29,600,613	29,730,000	129,387
37	90 Day Euro Dollar	Mar. 2017	9,106,075	9,122,350	16,275
54	90 Day Euro Dollar	Jun. 2017	13,302,450	13,293,450	(9,000)
56	90 Day Euro Euribor	Jun. 2016	15,240,445	15,241,966	1,521
182	5 Year Euro-Bobl	Mar. 2016	25,905,115	25,845,159	(59,956)
1,295	5 Year U.S. Treasury Notes	Mar. 2016	153,502,373	153,224,805	(277,568)
331	10 Year Euro-Bund	Mar. 2016	57,572,644	56,806,373	(766,271)
13	10 Year Mini Japanese Government Bonds	Mar. 2016	1,607,654	1,612,197	4,543
118	10 Year U.K. Gilt	Mar. 2016	20,434,232	20,312,915	(121,317)
1,027	10 Year U.S. Treasury Notes	Mar. 2016	129,599,581	129,305,720	(293,861)
296	20 Year U.S. Treasury Bonds	Mar. 2016	45,622,211	45,510,000	(112,211)
150	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	23,665,805	23,803,125	137,320
75	Amsterdam Index	Jan. 2016	7,033,720	7,202,745	169,025
16	Australian Dollar Currency	Mar. 2016	1,156,480	1,162,560	6,080
4	British Pound Currency	Mar. 2016	376,550	368,350	(8,200)
41	CAC40 10 Euro	Jan. 2016	2,055,142	2,066,776	11,634
79	Canadian Dollar Currency	Mar. 2016	5,809,950	5,714,070	(95,880)
64	DAX Index	Mar. 2016	17,865,759	18,730,452	864,693
60	Euro Currency	Mar. 2016	8,171,938	8,164,500	(7,438)
37	Euro Schatz. DUA Index	Mar. 2016	4,482,884	4,483,813	929
385	Euro STOXX 50 Index	Mar. 2016	13,182,767	13,731,919	549,152
51	Euro-BTP Italian Government Bond	Mar. 2016	7,713,553	7,644,153	(69,400)
15	FTSE 100 Index	Mar. 2016	1,319,439	1,370,572	51,133
60	IBEX 35 Index	Jan. 2016	6,233,544	6,211,657	(21,887)
129	Japanese Yen Currency	Mar. 2016	13,108,013	13,436,156	328,143
20	Mini MSCI EAFE Index	Mar. 2016	1,665,465	1,698,200	32,735
178	S&P 500 Index	Mar. 2016	89,053,400	90,575,300	1,521,900
94	S&P/TSX 60 Index	Mar. 2016	10,286,446	10,338,166	51,720
238	TOPIX Index	Mar. 2016	31,101,510	30,642,289	(459,221)

					1,263,430

Short Positions:
260	90 Day Euro Dollar	Mar. 2016	64,625,113	64,522,250	102,863
22	90 Day Euro Dollar	Jun. 2016	5,444,259	5,450,500	(6,241)
90	90 Day Euro Dollar	Sep. 2016	22,205,301	22,260,375	(55,074)
157	90 Day Euro Dollar	Dec. 2016	38,814,348	38,767,225	47,123
11	90 Day Euro Dollar	Mar. 2017	2,706,224	2,712,050	(5,826)
52	90 Day Euro Dollar	Mar. 2018	12,710,519	12,757,550	(47,031)
36	90 Day Sterling	Dec. 2016	6,571,470	6,566,273	5,197
468	90 Day Sterling	Mar. 2017	85,116,945	85,240,812	(123,867)
181	90 Day Sterling	Jun. 2017	32,829,745	32,920,371	(90,626)
107	2 Year U.S. Treasury Notes	Mar. 2016	23,273,639	23,244,078	29,561
24	5 Year U.S. Treasury Notes	Mar. 2016	2,846,259	2,839,687	6,572
110	10 Year Australian Treasury Bonds	Mar. 2016	77,383,328	77,408,364	(25,036)
270	10 Year Canadian Government Bonds	Mar. 2016	27,123,217	27,511,238	(388,021)
293	10 Year Euro-Bund	Mar. 2016	50,578,810	50,284,795	294,015
25	10 Year Japanese Bonds	Mar. 2016	30,921,835	30,999,625	(77,790)
113	10 Year U.K. Gilt	Mar. 2016	19,542,479	19,452,198	90,281
468	10 Year U.S. Treasury Notes	Mar. 2016	59,183,901	58,924,125	259,776
152	20 Year U.S. Treasury Bonds	Mar. 2016	23,267,875	23,370,000	(102,125)
47	30 Year Euro BUXL	Mar. 2016	7,878,370	7,733,136	145,234
22	ASX SPI 200 Index	Mar. 2016	2,039,554	2,106,922	(67,368)
1	DAX Index	Mar. 2016	291,577	292,663	(1,086)
88	FTSE 100 Index	Mar. 2016	7,821,333	8,040,688	(219,355)
45	FTSE/MIB Index	Mar. 2016	5,200,941	5,242,999	(42,058)
16	Hang Seng Index	Jan. 2016	2,289,740	2,261,663	28,077
107	S&P 500 E-Mini	Mar. 2016	10,923,324	10,889,390	33,934

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Financial futures contracts outstanding at December 31, 2015 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued):
9	TOPIX Index	Mar. 2016	$1,147,261	$1,158,742	$(11,481)

					(220,352)

					$1,043,078

Commodity futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
27	Brent Crude	Feb. 2016	$1,095,930	$1,006,560	$(89,370)
283	Brent Crude	Mar. 2016	13,714,620	10,660,610	(3,054,010)
54	Coffee ‘C’	Mar. 2016	2,427,569	2,565,675	138,106
175	Copper	Mar. 2016	10,050,748	9,340,625	(710,123)
520	Corn	Mar. 2016	9,813,462	9,327,500	(485,962)
49	Cotton No. 2	Mar. 2016	1,525,179	1,550,360	25,181
102	Gasoline RBOB	Mar. 2016	5,502,200	5,561,489	59,289
174	Gold 100 OZ	Feb. 2016	18,915,005	18,447,480	(467,525)
53	Hard Red Winter Wheat	Mar. 2016	1,293,766	1,241,525	(52,241)
49	Lean Hogs	Feb. 2016	1,122,090	1,172,080	49,990
14	Lean Hogs	Oct. 2016	376,790	367,360	(9,430)
40	Live Cattle	Feb. 2016	2,129,076	2,188,800	59,724
13	Live Cattle	Jun. 2016	692,490	664,560	(27,930)
32	LME Copper	Mar. 2016	3,686,400	3,766,600	80,200
19	LME Nickel	Jan. 2016	1,184,544	1,001,832	(182,712)
52	LME Nickel	Mar. 2016	3,041,130	2,749,968	(291,162)
85	LME PRI Aluminum	Jan. 2016	3,385,231	3,199,187	(186,044)
214	LME PRI Aluminum	Mar. 2016	8,689,383	8,066,463	(622,920)
37	LME Zinc	Jan. 2016	1,640,660	1,480,000	(160,660)
92	LME Zinc	Mar. 2016	3,954,047	3,700,700	(253,347)
8	Low Sulphur Gas Oil	Feb. 2016	284,000	267,400	(16,600)
16	Natural Gas	Feb. 2016	298,560	373,920	75,360
135	No. 2 Soft Red Winter Wheat	Mar. 2016	3,390,223	3,172,500	(217,723)
5	NY Harbor ULSD	Feb. 2016	245,196	236,019	(9,177)
93	NY Harbor ULSD	Mar. 2016	4,976,352	4,487,603	(488,749)
116	Silver	Mar. 2016	8,368,302	8,005,740	(362,562)
133	Soybean	Mar. 2016	5,957,996	5,747,263	(210,733)
77	Soybean Meal	Mar. 2016	2,192,545	2,044,350	(148,195)
205	Soybean Oil	Mar. 2016	3,908,313	3,782,250	(126,063)
194	Sugar #11 (World)	Mar. 2016	2,695,574	3,311,347	615,773
105	Sugar #11 (World)	Jul. 2016	1,652,141	1,721,664	69,523
6	WTI Crude	Feb. 2016	217,760	222,240	4,480
286	WTI Crude	Mar. 2016	11,388,450	10,916,620	(471,830)
612	Natural Gas	Mar. 2016	13,064,730	14,461,560	1,396,830

					(6,070,612)

Short Positions:
25	LME Copper	Mar. 2016	2,898,217	2,942,656	(44,439)
19	LME Nickel	Jan. 2016	986,925	1,001,832	(14,907)
10	LME Nickel	Mar. 2016	563,790	528,840	34,950
85	LME PRI Aluminum	Jan. 2016	3,152,866	3,199,187	(46,321)
41	LME PRI Aluminum	Mar. 2016	1,609,571	1,545,444	64,127
37	LME Zinc	Jan. 2016	1,411,078	1,480,000	(68,922)
12	LME Zinc	Mar. 2016	507,046	482,700	24,346

					(51,166)

					$(6,121,778)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Commodity futures contracts outstanding at December 31, 2015 (continued):

(1)	Cash of $4,213,301 has been segregated with Goldman Sachs & Co. and U.S. Treasury Obligations with a market value of $25,863,053, $17,658,096 and $17,195,886 have been segregated with Goldman Sachs & Co., Morgan Stanley and Credit Suisse First Boston Corp. respectively to cover requirement for open contracts at December 31, 2015. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/11/16	Deutsche Bank AG	AUD	20	$14,430	$14,543	$113
Expiring 03/16/16	Barclays Capital Group	AUD	9,045	6,599,675	6,565,901	(33,774)
Expiring 03/16/16	Barclays Capital Group	AUD	7,340	5,336,112	5,328,536	(7,576)
Expiring 03/16/16	Barclays Capital Group	AUD	3,571	2,596,289	2,592,603	(3,686)
Expiring 03/16/16	Barclays Capital Group	AUD	732	533,762	531,030	(2,732)
Expiring 03/16/16	Morgan Stanley	AUD	13,539	9,878,622	9,828,191	(50,431)
Expiring 03/16/16	Morgan Stanley	AUD	11,771	8,588,937	8,545,089	(43,848)
Expiring 03/16/16	Morgan Stanley	AUD	10,457	7,612,470	7,591,159	(21,311)
Expiring 03/16/16	Morgan Stanley	AUD	8,629	6,214,171	6,264,030	49,859
Expiring 03/16/16	Morgan Stanley	AUD	3,110	2,213,272	2,257,955	44,683
Expiring 03/16/16	Morgan Stanley	AUD	1,851	1,316,956	1,343,544	26,588
Brazilian Real,
Expiring 01/05/16	Bank of America	BRL	1,658	415,843	418,413	2,570
Expiring 01/05/16	Bank of America	BRL	9	2,349	2,249	(100)
Expiring 01/05/16	Barclays Capital Group	BRL	460	115,000	116,059	1,059
Expiring 01/05/16	BNP Paribas	BRL	4,593	1,183,000	1,158,729	(24,271)
Expiring 01/05/16	BNP Paribas	BRL	3,851	1,019,495	971,701	(47,794)
Expiring 01/05/16	BNP Paribas	BRL	1,551	397,000	391,310	(5,690)
Expiring 01/05/16	Citigroup Global Markets	BRL	37,700	9,488,382	9,511,776	23,394
Expiring 01/05/16	Citigroup Global Markets	BRL	1,955	516,526	493,250	(23,276)
Expiring 01/05/16	Citigroup Global Markets	BRL	1,617	413,988	407,856	(6,132)
Expiring 01/05/16	Deutsche Bank AG	BRL	5,109	1,352,674	1,289,022	(63,652)
Expiring 01/05/16	Deutsche Bank AG	BRL	4,747	1,211,424	1,197,668	(13,756)
Expiring 01/05/16	Deutsche Bank AG	BRL	3,690	941,000	930,908	(10,092)
Expiring 01/05/16	Deutsche Bank AG	BRL	3,265	831,000	823,765	(7,235)
Expiring 01/05/16	Deutsche Bank AG	BRL	2,055	535,000	518,491	(16,509)
Expiring 01/05/16	Deutsche Bank AG	BRL	1,618	425,000	408,121	(16,879)
Expiring 01/05/16	Deutsche Bank AG	BRL	1,305	340,000	329,191	(10,809)
Expiring 01/05/16	Deutsche Bank AG	BRL	1,289	338,000	325,259	(12,741)
Expiring 01/05/16	Deutsche Bank AG	BRL	1,210	319,000	305,220	(13,780)
Expiring 01/05/16	Deutsche Bank AG	BRL	418	109,000	105,405	(3,595)
Expiring 01/05/16	Deutsche Bank AG	BRL	36	9,000	9,184	184
Expiring 01/05/16	Goldman Sachs & Co.	BRL	1,628	421,000	410,696	(10,304)
Expiring 01/05/16	Goldman Sachs & Co.	BRL	1,378	361,000	347,729	(13,271)
Expiring 01/05/16	Goldman Sachs & Co.	BRL	39	9,900	9,753	(147)
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	80	20,556	20,252	(304)
Expiring 01/05/16	JPMorgan Chase	BRL	545	139,456	137,390	(2,066)
Expiring 01/05/16	Morgan Stanley	BRL	612	161,000	154,277	(6,723)
Expiring 01/05/16	Morgan Stanley	BRL	100	25,090	25,230	140
Expiring 01/05/16	Morgan Stanley	BRL	46	11,864	11,688	(176)
Expiring 01/05/16	Royal Bank of Canada	BRL	541	134,000	136,569	2,569
Expiring 01/19/16	Bank of America	BRL	16,792	4,237,164	4,215,008	(22,156)
Expiring 02/02/16	Citigroup Global Markets	BRL	1,038	258,371	259,221	850
Expiring 02/02/16	Deutsche Bank AG	BRL	3,454	872,824	862,787	(10,037)
Expiring 02/02/16	Deutsche Bank AG	BRL	3,265	829,712	815,611	(14,101)
Expiring 03/23/16	Bank of America	BRL	2,949	712,400	724,846	12,446
British Pound,
Expiring 01/05/16	Citigroup Global Markets	GBP	5,654	8,390,797	8,335,274	(55,523)
Expiring 01/05/16	JPMorgan Chase	GBP	397	598,643	585,267	(13,376)
Expiring 02/11/16	Citigroup Global Markets	GBP	270	403,023	398,069	(4,954)
Expiring 02/11/16	Goldman Sachs & Co.	GBP	3,548	5,363,148	5,230,925	(132,223)
Expiring 02/11/16	Hong Kong & Shanghai Bank	GBP	1,080	1,631,294	1,592,277	(39,017)
Expiring 02/11/16	JPMorgan Chase	GBP	472	711,479	695,884	(15,595)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 02/11/16	JPMorgan Chase	GBP	112	$169,207	$165,125	$(4,082)
Expiring 03/16/16	Barclays Capital Group	GBP	9,408	13,971,719	13,870,509	(101,210)
Expiring 03/16/16	Barclays Capital Group	GBP	2,654	3,959,991	3,912,260	(47,731)
Expiring 03/16/16	Barclays Capital Group	GBP	2,431	3,659,744	3,584,687	(75,057)
Expiring 03/16/16	Barclays Capital Group	GBP	1,187	1,771,486	1,750,134	(21,352)
Expiring 03/16/16	Morgan Stanley	GBP	3,051	4,549,199	4,498,008	(51,191)
Expiring 03/16/16	Morgan Stanley	GBP	1,727	2,571,695	2,546,449	(25,246)
Expiring 03/16/16	Morgan Stanley	GBP	206	312,247	303,404	(8,843)
Expiring 03/16/16	Morgan Stanley	GBP	68	102,198	99,762	(2,436)
Expiring 03/16/16	Morgan Stanley	GBP	25	37,090	36,406	(684)
Expiring 03/16/16	Morgan Stanley	GBP	7	10,043	9,930	(113)
Expiring 03/16/16	UBS AG	GBP	125	189,222	184,299	(4,923)
Canadian Dollar,
Expiring 02/11/16	JPMorgan Chase	CAD	863	650,597	623,756	(26,841)
Expiring 02/16/16	Bank of America	CAD	1,893	1,447,803	1,368,283	(79,520)
Expiring 03/16/16	Barclays Capital Group	CAD	19,964	14,551,741	14,431,121	(120,620)
Expiring 03/16/16	Barclays Capital Group	CAD	16,585	12,237,453	11,988,247	(249,206)
Expiring 03/16/16	Barclays Capital Group	CAD	14,226	10,334,116	10,283,266	(50,850)
Expiring 03/16/16	Barclays Capital Group	CAD	13,159	9,684,473	9,512,143	(172,330)
Expiring 03/16/16	Barclays Capital Group	CAD	11,733	8,417,433	8,481,033	63,600
Expiring 03/16/16	Barclays Capital Group	CAD	11,299	8,336,924	8,167,149	(169,775)
Expiring 03/16/16	Barclays Capital Group	CAD	8,894	6,545,114	6,428,647	(116,467)
Expiring 03/16/16	Barclays Capital Group	CAD	5,644	4,049,433	4,080,030	30,597
Expiring 03/16/16	Barclays Capital Group	CAD	3,454	2,517,455	2,496,588	(20,867)
Expiring 03/16/16	Barclays Capital Group	CAD	3,335	2,422,518	2,410,598	(11,920)
Expiring 03/16/16	Citigroup Global Markets	CAD	870	624,675	628,877	4,202
Expiring 03/16/16	Credit Suisse First Boston Corp.	CAD	338	244,362	244,572	210
Expiring 03/16/16	Morgan Stanley	CAD	43,073	31,875,944	31,135,023	(740,921)
Expiring 03/16/16	Morgan Stanley	CAD	19,917	14,591,746	14,396,653	(195,093)
Expiring 03/16/16	Morgan Stanley	CAD	9,927	7,272,853	7,175,614	(97,239)
Expiring 03/16/16	Morgan Stanley	CAD	9,393	7,029,292	6,789,975	(239,317)
Expiring 03/16/16	Morgan Stanley	CAD	6,351	4,752,630	4,590,824	(161,806)
Expiring 03/16/16	Morgan Stanley	CAD	4,647	3,356,283	3,359,128	2,845
Expiring 03/16/16	Morgan Stanley	CAD	2,842	2,037,900	2,053,937	16,037
Expiring 03/16/16	Morgan Stanley	CAD	2,244	1,620,536	1,621,910	1,374
Expiring 03/16/16	Morgan Stanley	CAD	1,388	1,026,797	1,002,930	(23,867)
Expiring 03/16/16	UBS AG	CAD	900	663,932	650,563	(13,369)
Chinese Yuan,
Expiring 01/19/16	Citigroup Global Markets	CNY	40	6,249	6,152	(97)
Colombian Peso,
Expiring 01/19/16	Barclays Capital Group	COP	2,379,001	809,735	747,918	(61,817)
Expiring 01/19/16	Barclays Capital Group	COP	2,145,080	651,011	674,377	23,366
Expiring 01/19/16	Barclays Capital Group	COP	2,000,630	649,977	628,964	(21,013)
Expiring 01/19/16	Barclays Capital Group	COP	1,977,890	649,980	621,815	(28,165)
Expiring 01/19/16	Barclays Capital Group	COP	571,420	185,707	179,645	(6,062)
Expiring 01/19/16	Citigroup Global Markets	COP	2,948,010	879,525	926,804	47,279
Expiring 01/19/16	Citigroup Global Markets	COP	1,976,272	679,365	621,307	(58,058)
Expiring 01/19/16	Citigroup Global Markets	COP	864,940	278,564	271,923	(6,641)
Expiring 01/19/16	Citigroup Global Markets	COP	576,070	185,709	181,106	(4,603)
Euro,
Expiring 01/05/16	Goldman Sachs & Co.	EUR	4,936	5,261,271	5,364,900	103,629
Expiring 01/05/16	Goldman Sachs & Co.	EUR	3,510	3,730,540	3,814,991	84,451
Expiring 01/05/16	JPMorgan Chase	EUR	2,139	2,316,955	2,324,863	7,908
Expiring 01/05/16	UBS AG	EUR	465	491,580	505,405	13,825
Expiring 01/19/16	Bank of America	EUR	137	156,337	149,065	(7,272)
Expiring 02/02/16	JPMorgan Chase	EUR	370	406,240	402,434	(3,806)
Expiring 02/11/16	Citigroup Global Markets	EUR	2,768	3,035,951	3,011,345	(24,606)
Expiring 02/11/16	Citigroup Global Markets	EUR	833	915,187	906,232	(8,955)
Expiring 02/11/16	Citigroup Global Markets	EUR	810	888,410	881,210	(7,200)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 02/11/16	Citigroup Global Markets	EUR	342	$375,485	$372,067	$(3,418)
Expiring 02/11/16	Citigroup Global Markets	EUR	195	213,531	212,143	(1,388)
Expiring 02/11/16	Goldman Sachs & Co.	EUR	553	602,514	601,616	(898)
Expiring 02/11/16	Hong Kong & Shanghai Bank	EUR	171	184,778	186,033	1,255
Expiring 02/16/16	Citigroup Global Markets	EUR	130	141,631	141,447	(184)
Expiring 03/16/16	Barclays Capital Group	EUR	57,968	63,184,150	63,120,812	(63,338)
Expiring 03/16/16	Barclays Capital Group	EUR	38,382	41,681,162	41,793,634	112,472
Expiring 03/16/16	Barclays Capital Group	EUR	8,215	8,923,595	8,945,376	21,781
Expiring 03/16/16	Barclays Capital Group	EUR	4,101	4,498,514	4,465,857	(32,657)
Expiring 03/16/16	Barclays Capital Group	EUR	3,735	4,068,533	4,066,451	(2,082)
Expiring 03/16/16	Barclays Capital Group	EUR	3,182	3,448,775	3,464,500	15,725
Expiring 03/16/16	Barclays Capital Group	EUR	2,698	2,924,273	2,937,606	13,333
Expiring 03/16/16	Barclays Capital Group	EUR	2,154	2,362,946	2,345,792	(17,154)
Expiring 03/16/16	Citigroup Global Markets	EUR	114	125,720	124,413	(1,307)
Expiring 03/16/16	Morgan Stanley	EUR	3,092	3,383,444	3,366,601	(16,843)
Expiring 03/16/16	Morgan Stanley	EUR	3,023	3,308,650	3,292,180	(16,470)
Expiring 03/16/16	Morgan Stanley	EUR	2,316	2,544,820	2,521,920	(22,900)
Expiring 03/16/16	Morgan Stanley	EUR	1,466	1,603,367	1,596,028	(7,339)
Expiring 03/16/16	Morgan Stanley	EUR	1,053	1,156,843	1,146,433	(10,410)
Expiring 03/16/16	Morgan Stanley	EUR	681	744,475	741,067	(3,408)
Expiring 04/05/16	Credit Suisse First Boston Corp.	EUR	3	2,864	2,860	(4)
Expiring 04/05/17	Credit Suisse First Boston Corp.	EUR	3	2,920	2,905	(15)
Indian Rupee,
Expiring 01/19/16	Citigroup Global Markets	INR	486,903	7,370,613	7,336,361	(34,252)
Expiring 01/19/16	Citigroup Global Markets	INR	51,200	773,998	771,451	(2,547)
Expiring 01/21/16	Barclays Capital Group	INR	199,736	3,012,149	3,008,485	(3,664)
Expiring 01/21/16	UBS AG	INR	81,330	1,223,868	1,225,016	1,148
Expiring 02/12/16	Citigroup Global Markets	INR	169,708	2,513,445	2,546,938	33,493
Indonesian Rupiah,
Expiring 01/19/16	Citigroup Global Markets	IDR	19,604,500	1,330,923	1,415,334	84,411
Israeli Shekel,
Expiring 02/18/16	Barclays Capital Group	ILS	1,975	513,000	508,156	(4,844)
Expiring 02/18/16	Barclays Capital Group	ILS	807	208,000	207,702	(298)
Expiring 02/18/16	Citigroup Global Markets	ILS	2,211	571,000	568,810	(2,190)
Expiring 02/18/16	Goldman Sachs & Co.	ILS	345	89,000	88,746	(254)
Expiring 02/18/16	JPMorgan Chase	ILS	10,592	2,723,897	2,724,803	906
Expiring 02/18/16	JPMorgan Chase	ILS	1,741	449,000	447,717	(1,283)
Expiring 02/18/16	Morgan Stanley	ILS	794	205,000	204,124	(876)
Japanese Yen,
Expiring 01/05/16	Credit Suisse First Boston Corp.	JPY	590,200	4,820,537	4,910,882	90,345
Expiring 01/05/16	Goldman Sachs & Co.	JPY	151,700	1,233,957	1,262,252	28,295
Expiring 01/05/16	Morgan Stanley	JPY	1,387,036	11,463,344	11,541,122	77,778
Expiring 01/05/16	Morgan Stanley	JPY	150,960	1,246,779	1,256,094	9,315
Expiring 01/05/16	UBS AG	JPY	1,462,600	11,949,259	12,169,869	220,610
Expiring 01/05/16	UBS AG	JPY	130,800	1,077,025	1,088,348	11,323
Expiring 01/19/16	Bank of America	JPY	146,460	1,224,599	1,219,018	(5,581)
Expiring 01/19/16	Barclays Capital Group	JPY	205,370	1,706,143	1,709,338	3,195
Expiring 02/12/16	JPMorgan Chase	JPY	133,400	1,084,073	1,110,879	26,806
Expiring 02/16/16	Citigroup Global Markets	JPY	168,433	1,372,692	1,402,734	30,042
Expiring 03/16/16	Barclays Capital Group	JPY	1,498,823	12,255,547	12,493,926	238,379
Expiring 03/16/16	Morgan Stanley	JPY	5,773,319	47,235,300	48,125,384	890,084
Expiring 03/16/16	Morgan Stanley	JPY	1,214,381	9,935,642	10,122,865	187,223
Expiring 03/16/16	Morgan Stanley	JPY	855,603	7,076,052	7,132,157	56,105
Expiring 03/16/16	Morgan Stanley	JPY	644,437	5,329,653	5,371,911	42,258
Expiring 03/16/16	Morgan Stanley	JPY	537,220	4,443,468	4,478,172	34,704
Expiring 03/16/16	Morgan Stanley	JPY	426,767	3,535,133	3,557,459	22,326
Expiring 03/16/16	Morgan Stanley	JPY	423,701	3,462,410	3,531,899	69,489
Expiring 03/16/16	Morgan Stanley	JPY	365,571	2,987,378	3,047,333	59,955

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Malaysian Ringgit,
Expiring 01/19/16	Bank of America	MYR	—	(r)	$75	$74	$(1)
Expiring 01/19/16	Standard Chartered PLC	MYR	3,071		731,508	714,210	(17,298)
Expiring 01/19/16	Standard Chartered PLC	MYR	1,076		252,058	250,260	(1,798)
Expiring 05/24/16	Citigroup Global Markets	MYR	2,333		542,000	538,266	(3,734)
Expiring 05/24/16	Hong Kong & Shanghai Bank	MYR	292		69,000	67,410	(1,590)
Expiring 05/24/16	Standard Chartered PLC	MYR	1,320		309,000	304,448	(4,552)
Mexican Peso,
Expiring 01/19/16	Bank of America	MXN	5,948		347,919	344,617	(3,302)
Expiring 01/19/16	Barclays Capital Group	MXN	58,451		3,490,420	3,386,689	(103,731)
Expiring 01/19/16	Citigroup Global Markets	MXN	17,206		1,007,766	996,934	(10,832)
Expiring 03/14/16	Bank of America	MXN	10,877		630,000	627,699	(2,301)
Expiring 03/14/16	Barclays Capital Group	MXN	5,683		329,064	327,971	(1,093)
Expiring 03/14/16	Barclays Capital Group	MXN	2,185		126,519	126,099	(420)
Expiring 03/14/16	Citigroup Global Markets	MXN	11,903		688,182	686,932	(1,250)
Expiring 03/14/16	Goldman Sachs & Co.	MXN	3,015		174,000	173,982	(18)
Expiring 03/14/16	JPMorgan Chase	MXN	1,901		111,316	109,708	(1,608)
Expiring 03/14/16	UBS AG	MXN	8,331		482,000	480,796	(1,204)
Expiring 03/14/16	UBS AG	MXN	6,883		398,000	397,197	(803)
New Zealand Dollar,
Expiring 02/11/16	JPMorgan Chase	NZD	5,333		3,477,340	3,637,444	160,104
Expiring 03/16/16	Barclays Capital Group	NZD	11,457		7,769,279	7,799,451	30,172
Expiring 03/16/16	Barclays Capital Group	NZD	5,273		3,575,925	3,589,812	13,887
Expiring 03/16/16	Morgan Stanley	NZD	164,478		108,545,816	111,967,361	3,421,545
Expiring 03/16/16	Morgan Stanley	NZD	83,637		55,635,272	56,935,620	1,300,348
Expiring 03/16/16	Morgan Stanley	NZD	5,820		3,838,124	3,961,855	123,731
Expiring 03/16/16	Morgan Stanley	NZD	4,957		3,375,599	3,374,076	(1,523)
Expiring 03/16/16	Morgan Stanley	NZD	4,532		2,988,510	3,084,852	96,342
Expiring 03/16/16	Morgan Stanley	NZD	3,543		2,426,010	2,412,016	(13,994)
Expiring 03/16/16	Morgan Stanley	NZD	2,443		1,663,981	1,663,230	(751)
Expiring 03/16/16	Morgan Stanley	NZD	1,710		1,170,998	1,164,243	(6,755)
Norwegian Krone,
Expiring 02/16/16	Citigroup Global Markets	NOK	8,577		1,004,276	968,497	(35,779)
Expiring 03/16/16	Barclays Capital Group	NOK	635,050		72,249,780	71,691,606	(558,174)
Expiring 03/16/16	Barclays Capital Group	NOK	428,987		48,805,899	48,428,843	(377,056)
Expiring 03/16/16	Barclays Capital Group	NOK	17,685		2,046,513	1,996,508	(50,005)
Expiring 03/16/16	Barclays Capital Group	NOK	17,560		2,019,059	1,982,409	(36,650)
Expiring 03/16/16	Barclays Capital Group	NOK	8,859		1,018,570	1,000,081	(18,489)
Expiring 03/16/16	Morgan Stanley	NOK	52,924		6,069,968	5,974,654	(95,314)
Expiring 03/16/16	Morgan Stanley	NOK	27,258		3,108,065	3,077,195	(30,870)
Expiring 03/16/16	Morgan Stanley	NOK	26,555		3,039,108	2,997,785	(41,323)
Expiring 03/16/16	Morgan Stanley	NOK	26,206		3,005,576	2,958,381	(47,195)
Expiring 03/16/16	Morgan Stanley	NOK	23,649		2,724,741	2,669,753	(54,988)
Expiring 03/16/16	Morgan Stanley	NOK	19,729		2,249,554	2,227,211	(22,343)
Expiring 03/16/16	Morgan Stanley	NOK	16,134		1,858,888	1,821,374	(37,514)
Expiring 03/16/16	Morgan Stanley	NOK	14,347		1,656,186	1,619,640	(36,546)
Expiring 03/16/16	Morgan Stanley	NOK	12,207		1,426,764	1,378,068	(48,696)
Expiring 04/27/16	Credit Suisse First Boston Corp.	NOK	2,551		406,761	287,978	(118,783)
Polish Zloty,
Expiring 01/19/16	Bank of America	PLN	513		132,111	130,795	(1,316)
Expiring 02/16/16	Bank of America	PLN	2,238		573,577	569,843	(3,734)
Expiring 05/12/16	Goldman Sachs & Co.	PLN	922		227,916	234,580	6,664
Russian Ruble,
Expiring 01/19/16	Bank of America	RUB	32,043		486,791	436,606	(50,185)
Expiring 01/19/16	Citigroup Global Markets	RUB	129,769		1,882,347	1,768,185	(114,162)
Expiring 03/23/16	Goldman Sachs & Co.	RUB	69,579		943,000	932,047	(10,953)
Expiring 03/23/16	JPMorgan Chase	RUB	14,071		191,000	188,492	(2,508)
Expiring 03/23/16	JPMorgan Chase	RUB	2,582		35,000	34,586	(414)
Expiring 03/23/16	Morgan Stanley	RUB	241,659		3,553,285	3,237,136	(316,149)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar,
Expiring 03/16/16	Barclays Capital Group	SGD	19,040	$13,553,722	$13,394,464	$(159,258)
Expiring 03/16/16	Barclays Capital Group	SGD	432	306,497	303,517	(2,980)
Expiring 03/16/16	Morgan Stanley	SGD	10,415	7,390,676	7,326,977	(63,699)
Expiring 03/16/16	Morgan Stanley	SGD	6,213	4,382,904	4,370,404	(12,500)
Expiring 03/16/16	Morgan Stanley	SGD	3,073	2,168,048	2,161,865	(6,183)
Expiring 03/16/16	Morgan Stanley	SGD	2,684	1,903,735	1,888,330	(15,405)
Expiring 03/16/16	Morgan Stanley	SGD	1,166	826,845	820,154	(6,691)
Expiring 03/16/16	Morgan Stanley	SGD	334	235,732	234,759	(973)
South African Rand,
Expiring 01/19/16	Citigroup Global Markets	ZAR	45,924	3,392,212	2,958,950	(433,262)
Expiring 05/12/16	Standard Chartered PLC	ZAR	1,288	86,638	81,227	(5,411)
South Korean Won,
Expiring 01/19/16	Bank of America	KRW	225,187	195,517	191,945	(3,572)
Expiring 01/19/16	Deutsche Bank AG	KRW	645,202	552,016	549,958	(2,058)
Expiring 01/19/16	JPMorgan Chase	KRW	797,879	674,118	680,098	5,980
Expiring 01/21/16	Deutsche Bank AG	KRW	392,596	335,839	334,622	(1,217)
Expiring 01/21/16	Goldman Sachs & Co.	KRW	572,516	490,042	487,974	(2,068)
Expiring 01/21/16	JPMorgan Chase	KRW	1,111,191	950,548	947,105	(3,443)
Expiring 01/21/16	JPMorgan Chase	KRW	697,491	601,000	594,494	(6,506)
Swedish Krona,
Expiring 02/02/16	Goldman Sachs & Co.	SEK	6,705	803,540	795,095	(8,445)
Expiring 02/11/16	JPMorgan Chase	SEK	18,540	2,219,541	2,199,061	(20,480)
Expiring 03/16/16	Morgan Stanley	SEK	342,267	40,414,382	40,636,736	222,354
Expiring 03/16/16	Morgan Stanley	SEK	84,139	9,935,027	9,989,688	54,661
Expiring 03/16/16	Morgan Stanley	SEK	25,563	2,996,641	3,034,995	38,354
Expiring 03/16/16	Morgan Stanley	SEK	18,249	2,153,780	2,166,649	12,869
Expiring 03/16/16	Morgan Stanley	SEK	5,457	642,822	647,848	5,026
Expiring 03/16/16	Morgan Stanley	SEK	3,049	359,801	361,951	2,150
Expiring 03/16/16	Morgan Stanley	SEK	2,846	338,236	337,878	(358)
Expiring 03/16/16	Morgan Stanley	SEK	2,646	312,853	314,149	1,296
Expiring 03/16/16	Morgan Stanley	SEK	1,723	203,478	204,578	1,100
Expiring 03/16/16	Morgan Stanley	SEK	1,412	169,298	167,598	(1,700)
Expiring 03/16/16	Morgan Stanley	SEK	883	103,846	104,785	939
Expiring 03/16/16	Morgan Stanley	SEK	849	101,241	100,739	(502)
Expiring 03/16/16	Morgan Stanley	SEK	602	70,722	71,498	776
Expiring 03/16/16	Morgan Stanley	SEK	260	30,986	30,807	(179)
Expiring 03/16/16	Morgan Stanley	SEK	155	18,463	18,398	(65)
Swiss Franc,
Expiring 02/11/16	JPMorgan Chase	CHF	1,074	1,053,616	1,074,244	20,628
Turkish Lira,
Expiring 01/20/16	Barclays Capital Group	TRY	966	330,000	329,217	(783)
Expiring 01/20/16	Goldman Sachs & Co.	TRY	4,329	1,482,000	1,475,630	(6,370)

				$1,072,496,894	$1,073,804,125	1,307,231

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/05/16	UBS AG	AUD	6,555	$4,747,553	$4,775,172	$(27,619)
Expiring 02/11/16	JPMorgan Chase	AUD	233	163,662	169,424	(5,762)
Expiring 03/16/16	Barclays Capital Group	AUD	14,396	10,438,848	10,450,623	(11,775)
Expiring 03/16/16	Barclays Capital Group	AUD	13,129	9,519,847	9,530,586	(10,739)
Expiring 03/16/16	Barclays Capital Group	AUD	11,439	8,197,669	8,303,935	(106,266)
Expiring 03/16/16	Barclays Capital Group	AUD	7,599	5,446,037	5,516,634	(70,597)
Expiring 03/16/16	Barclays Capital Group	AUD	5,628	4,034,397	4,085,202	(50,805)
Expiring 03/16/16	Barclays Capital Group	AUD	2,956	2,119,121	2,145,807	(26,686)
Expiring 03/16/16	Morgan Stanley	AUD	4,365	3,123,008	3,168,634	(45,626)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 03/16/16	Morgan Stanley	AUD	3,766	$2,744,244	$2,733,689	$10,555
Expiring 03/16/16	Morgan Stanley	AUD	3,429	2,499,064	2,489,452	9,612
Expiring 03/16/16	Morgan Stanley	AUD	3,404	2,457,200	2,470,712	(13,512)
Expiring 03/16/16	Morgan Stanley	AUD	3,009	2,157,252	2,184,463	(27,211)
Expiring 03/16/16	Morgan Stanley	AUD	2,605	1,896,658	1,891,348	5,310
Expiring 03/16/16	Morgan Stanley	AUD	2,431	1,750,447	1,764,492	(14,045)
Expiring 03/16/16	Morgan Stanley	AUD	2,194	1,569,505	1,592,435	(22,930)
Expiring 03/16/16	UBS AG	AUD	5,500	3,954,548	3,992,604	(38,056)
Brazilian Real,
Expiring 01/05/16	Bank of America	BRL	996	252,000	251,332	668
Expiring 01/05/16	Bank of America	BRL	671	171,876	169,330	2,546
Expiring 01/05/16	Citigroup Global Markets	BRL	1,348	403,699	340,213	63,486
Expiring 01/05/16	Citigroup Global Markets	BRL	1,038	261,121	261,812	(691)
Expiring 01/05/16	Citigroup Global Markets	BRL	268	80,437	67,643	12,794
Expiring 01/05/16	Deutsche Bank AG	BRL	28,547	7,557,991	7,202,340	355,651
Expiring 01/05/16	Deutsche Bank AG	BRL	3,454	881,422	871,413	10,009
Expiring 01/05/16	Deutsche Bank AG	BRL	3,265	837,931	823,765	14,166
Expiring 01/05/16	Deutsche Bank AG	BRL	1,655	423,889	417,610	6,279
Expiring 01/05/16	Goldman Sachs & Co.	BRL	3,352	882,000	845,615	36,385
Expiring 01/05/16	Goldman Sachs & Co.	BRL	39	10,203	9,754	449
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	80	20,492	20,252	240
Expiring 01/05/16	JPMorgan Chase	BRL	32,600	10,943,637	8,225,037	2,718,600
Expiring 01/05/16	JPMorgan Chase	BRL	5,200	1,814,059	1,311,969	502,090
Expiring 01/05/16	JPMorgan Chase	BRL	545	138,000	137,390	610
Expiring 01/05/16	Morgan Stanley	BRL	37	9,531	9,439	92
Expiring 01/05/16	Morgan Stanley	BRL	9	2,354	2,249	105
Expiring 01/19/16	Bank of America	BRL	2,621	669,627	657,973	11,654
Expiring 01/19/16	Barclays Capital Group	BRL	2,917	761,619	732,210	29,409
Expiring 01/19/16	Barclays Capital Group	BRL	2,787	721,834	699,578	22,256
Expiring 01/19/16	Citigroup Global Markets	BRL	2,875	712,427	721,667	(9,240)
Expiring 01/19/16	Citigroup Global Markets	BRL	2,470	646,682	620,007	26,675
Expiring 02/02/16	Citigroup Global Markets	BRL	1,658	411,622	414,271	(2,649)
Expiring 02/02/16	Deutsche Bank AG	BRL	4,747	1,199,607	1,185,812	13,795
Expiring 02/12/16	Bank of America	BRL	8,384	2,147,735	2,088,640	59,095
Expiring 04/01/16	Citigroup Global Markets	BRL	11,544	3,469,944	2,827,678	642,266
Expiring 04/04/16	Citigroup Global Markets	BRL	19,200	5,668,733	4,698,528	970,205
Expiring 04/04/16	JPMorgan Chase	BRL	4,768	1,430,000	1,166,708	263,292
Expiring 04/04/16	JPMorgan Chase	BRL	2,231	700,000	545,849	154,151
Expiring 07/05/16	Deutsche Bank AG	BRL	47,000	11,401,618	11,169,547	232,071
Expiring 10/04/16	Bank of America	BRL	4,100	1,036,531	946,525	90,006
Expiring 10/04/16	Bank of America	BRL	1,400	355,240	323,204	32,036
Expiring 10/04/16	Bank of America	BRL	10	2,418	2,309	109
Expiring 10/04/16	BNP Paribas	BRL	7,900	1,938,888	1,823,794	115,094
Expiring 10/04/16	BNP Paribas	BRL	500	120,476	115,430	5,046
Expiring 10/04/16	Citigroup Global Markets	BRL	980	236,990	226,243	10,747
Expiring 10/04/16	Citigroup Global Markets	BRL	400	96,913	92,344	4,569
Expiring 10/04/16	Deutsche Bank AG	BRL	15,000	3,441,873	3,462,899	(21,026)
Expiring 10/04/16	Goldman Sachs & Co.	BRL	15,800	3,828,076	3,647,588	180,488
Expiring 10/04/16	Goldman Sachs & Co.	BRL	8,300	1,954,321	1,916,138	38,183
Expiring 10/04/16	JPMorgan Chase	BRL	8,100	1,927,654	1,869,966	57,688
Expiring 10/04/16	JPMorgan Chase	BRL	1,300	328,449	300,118	28,331
Expiring 10/04/16	JPMorgan Chase	BRL	500	120,773	115,430	5,343
Expiring 10/04/16	Morgan Stanley	BRL	23,900	5,761,813	5,517,554	244,259
Expiring 10/04/16	Morgan Stanley	BRL	10	2,411	2,309	102
Expiring 10/04/16	UBS AG	BRL	7,900	1,937,699	1,823,794	113,905
Expiring 01/04/17	BNP Paribas	BRL	17,000	3,952,110	3,813,454	138,656
Expiring 01/04/17	BNP Paribas	BRL	1,100	253,304	246,752	6,552
Expiring 01/04/17	Deutsche Bank AG	BRL	1,100	252,740	246,752	5,988
Expiring 01/04/17	Deutsche Bank AG	BRL	200	47,418	44,864	2,554

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/04/17	Goldman Sachs & Co.	BRL	3,100	$725,248	$695,395	$29,853
Expiring 01/04/17	JPMorgan Chase	BRL	2,700	635,145	605,667	29,478
British Pound,
Expiring 01/05/16	Goldman Sachs & Co.	GBP	563	851,020	829,989	21,031
Expiring 01/05/16	Morgan Stanley	GBP	22,007	33,178,744	32,443,294	735,450
Expiring 01/05/16	Morgan Stanley	GBP	5,654	8,524,225	8,335,275	188,950
Expiring 01/05/16	UBS AG	GBP	309	463,878	455,536	8,342
Expiring 01/19/16	Bank of America	GBP	344	525,221	506,523	18,698
Expiring 02/02/16	Citigroup Global Markets	GBP	5,654	8,391,051	8,335,809	55,242
Expiring 02/11/16	Citigroup Global Markets	GBP	609	909,110	897,868	11,242
Expiring 02/11/16	Citigroup Global Markets	GBP	219	334,773	322,879	11,894
Expiring 03/16/16	Barclays Capital Group	GBP	19,804	29,717,197	29,198,570	518,627
Expiring 03/16/16	Barclays Capital Group	GBP	18,121	27,191,892	26,717,336	474,556
Expiring 03/16/16	Barclays Capital Group	GBP	9,589	14,532,309	14,138,365	393,944
Expiring 03/16/16	Barclays Capital Group	GBP	6,502	9,858,467	9,586,905	271,562
Expiring 03/16/16	Barclays Capital Group	GBP	1,786	2,711,511	2,633,082	78,429
Expiring 03/16/16	Barclays Capital Group	GBP	1,147	1,701,006	1,691,739	9,267
Expiring 03/16/16	Barclays Capital Group	GBP	524	776,269	772,040	4,229
Expiring 03/16/16	Barclays Capital Group	GBP	369	555,796	544,397	11,399
Expiring 03/16/16	Barclays Capital Group	GBP	169	251,592	249,769	1,823
Expiring 03/16/16	Morgan Stanley	GBP	23,857	36,032,680	35,174,696	857,984
Expiring 03/16/16	Morgan Stanley	GBP	1,711	2,584,718	2,523,173	61,545
Expiring 03/16/16	Morgan Stanley	GBP	1,495	2,245,580	2,204,162	41,418
Canadian Dollar,
Expiring 01/05/16	JPMorgan Chase	CAD	9,724	7,297,443	7,027,611	269,832
Expiring 02/11/16	JPMorgan Chase	CAD	164	123,266	118,535	4,731
Expiring 03/16/16	Barclays Capital Group	CAD	73,420	54,004,190	53,071,710	932,480
Expiring 03/16/16	Barclays Capital Group	CAD	26,139	19,226,172	18,894,197	331,975
Expiring 03/16/16	Barclays Capital Group	CAD	11,074	8,000,391	8,004,942	(4,551)
Expiring 03/16/16	Barclays Capital Group	CAD	9,846	7,287,873	7,116,993	170,880
Expiring 03/16/16	Barclays Capital Group	CAD	9,803	7,047,745	7,085,872	(38,127)
Expiring 03/16/16	Barclays Capital Group	CAD	7,353	5,311,797	5,315,417	(3,620)
Expiring 03/16/16	Barclays Capital Group	CAD	5,999	4,440,391	4,336,276	104,115
Expiring 03/16/16	Barclays Capital Group	CAD	5,921	4,257,273	4,280,304	(23,031)
Expiring 03/16/16	Barclays Capital Group	CAD	5,241	3,786,363	3,788,517	(2,154)
Expiring 03/16/16	Barclays Capital Group	CAD	3,696	2,670,069	2,671,889	(1,820)
Expiring 03/16/16	Citigroup Global Markets	CAD	1,647	1,232,814	1,190,220	42,594
Expiring 03/16/16	Citigroup Global Markets	CAD	1,547	1,154,819	1,118,067	36,752
Expiring 03/16/16	Credit Suisse First Boston Corp.	CAD	1,647	1,232,813	1,190,219	42,594
Expiring 03/16/16	Credit Suisse First Boston Corp.	CAD	1,547	1,154,819	1,118,067	36,752
Expiring 03/16/16	Morgan Stanley	CAD	12,169	8,943,246	8,796,004	147,242
Expiring 03/16/16	Morgan Stanley	CAD	9,017	6,627,006	6,517,899	109,107
Expiring 03/16/16	Morgan Stanley	CAD	8,863	6,375,451	6,406,247	(30,796)
Expiring 03/16/16	Morgan Stanley	CAD	5,755	4,182,314	4,160,132	22,182
Expiring 03/16/16	Morgan Stanley	CAD	4,300	3,093,500	3,108,443	(14,943)
Expiring 03/16/16	Morgan Stanley	CAD	2,869	2,084,586	2,073,530	11,056
Expiring 03/16/16	Morgan Stanley	CAD	2,701	1,940,441	1,952,245	(11,804)
Expiring 03/16/16	Morgan Stanley	CAD	1,468	1,054,847	1,061,264	(6,417)
Chinese Yuan,
Expiring 01/19/16	Bank of America	CNY	16,500	2,565,019	2,537,881	27,138
Expiring 01/19/16	Bank of America	CNY	12,000	1,877,934	1,845,732	32,202
Expiring 01/19/16	Bank of America	CNY	8,834	1,350,971	1,358,766	(7,795)
Expiring 01/19/16	Bank of America	CNY	8,762	1,362,088	1,347,744	14,344
Expiring 01/19/16	Barclays Capital Group	CNY	9,020	1,411,559	1,387,376	24,183
Expiring 01/19/16	Barclays Capital Group	CNY	8,920	1,364,749	1,371,994	(7,245)
Expiring 01/19/16	Barclays Capital Group	CNY	8,898	1,356,402	1,368,610	(12,208)
Colombian Peso,
Expiring 01/19/16	Citigroup Global Markets	COP	14,053,211	4,816,455	4,418,091	398,364
Expiring 01/19/16	Citigroup Global Markets	COP	4,016,480	1,272,649	1,262,713	9,936

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Colombian Peso (continued),
Expiring 01/19/16	Citigroup Global Markets	COP	3,689,360	$1,270,003	$1,159,872	$110,131
Danish Krone,
Expiring 01/04/16	Deutsche Bank AG	DKK	75,927	11,777,106	11,057,802	719,304
Expiring 01/04/16	Deutsche Bank AG	DKK	35,911	5,540,111	5,229,980	310,131
Euro,
Expiring 01/05/16	Citigroup Global Markets	EUR	13,031	14,091,508	14,163,291	(71,783)
Expiring 01/05/16	Citigroup Global Markets	EUR	2,983	3,246,873	3,242,199	4,674
Expiring 01/05/16	Hong Kong & Shanghai Bank	EUR	89,696	95,587,142	97,490,241	(1,903,099)
Expiring 01/05/16	JPMorgan Chase	EUR	950	1,040,602	1,032,548	8,054
Expiring 01/05/16	JPMorgan Chase	EUR	924	1,010,463	1,004,288	6,175
Expiring 01/19/16	Barclays Capital Group	EUR	11,694	13,403,137	12,714,603	688,534
Expiring 01/19/16	Citigroup Global Markets	EUR	4,873	5,578,367	5,298,295	280,072
Expiring 02/11/16	Citigroup Global Markets	EUR	775	842,118	843,133	(1,015)
Expiring 02/11/16	JPMorgan Chase	EUR	9,553	10,270,621	10,392,839	(122,218)
Expiring 02/11/16	JPMorgan Chase	EUR	863	944,005	938,869	5,136
Expiring 02/11/16	Standard Chartered PLC	EUR	104	111,540	113,143	(1,603)
Expiring 02/16/16	Bank of America	EUR	5,640	6,171,097	6,136,827	34,270
Expiring 02/16/16	Citigroup Global Markets	EUR	1,373	1,495,955	1,493,805	2,150
Expiring 02/16/16	Citigroup Global Markets	EUR	150	162,518	163,208	(690)
Expiring 03/16/16	Barclays Capital Group	EUR	4,802	5,252,501	5,228,910	23,591
Expiring 03/16/16	Barclays Capital Group	EUR	4,672	5,130,868	5,086,803	44,065
Expiring 03/16/16	Barclays Capital Group	EUR	4,371	4,783,390	4,759,861	23,529
Expiring 03/16/16	Barclays Capital Group	EUR	3,488	3,815,050	3,797,915	17,135
Expiring 03/16/16	Barclays Capital Group	EUR	2,417	2,654,475	2,631,678	22,797
Expiring 03/16/16	Barclays Capital Group	EUR	175	190,315	190,780	(465)
Expiring 03/16/16	Barclays Capital Group	EUR	134	146,397	145,677	720
Expiring 03/16/16	Citigroup Global Markets	EUR	122	130,134	132,971	(2,837)
Expiring 03/16/16	Citigroup Global Markets	EUR	122	130,134	132,971	(2,837)
Expiring 03/16/16	Citigroup Global Markets	EUR	65	68,488	70,212	(1,724)
Expiring 03/16/16	Credit Suisse First Boston Corp.	EUR	244	259,436	265,438	(6,002)
Expiring 03/16/16	Credit Suisse First Boston Corp.	EUR	135	148,311	146,809	1,502
Expiring 03/16/16	Credit Suisse First Boston Corp.	EUR	110	117,908	120,162	(2,254)
Expiring 03/16/16	Credit Suisse First Boston Corp.	EUR	65	68,488	70,212	(1,724)
Expiring 03/16/16	Credit Suisse First Boston Corp.	EUR	1	1,317	1,315	2
Expiring 03/16/16	Credit Suisse First Boston Corp.	EUR	1	550	552	(2)
Expiring 03/16/16	Morgan Stanley	EUR	12,481	13,570,594	13,590,582	(19,988)
Expiring 03/16/16	Morgan Stanley	EUR	7,784	8,463,499	8,475,965	(12,466)
Expiring 03/16/16	Morgan Stanley	EUR	6,321	6,934,549	6,882,981	51,568
Expiring 03/16/16	Morgan Stanley	EUR	5,979	6,556,832	6,510,963	45,869
Expiring 03/16/16	Morgan Stanley	EUR	3,835	4,218,550	4,175,581	42,969
Expiring 03/16/16	Morgan Stanley	EUR	3,686	4,025,288	4,013,157	12,131
Expiring 03/16/16	Morgan Stanley	EUR	3,596	3,945,304	3,915,965	29,339
Expiring 03/16/16	Morgan Stanley	EUR	2,040	2,236,936	2,221,287	15,649
Expiring 03/16/16	Morgan Stanley	EUR	1,594	1,752,974	1,735,119	17,855
Expiring 03/16/16	Morgan Stanley	EUR	750	819,600	817,130	2,470
Expiring 03/16/16	Morgan Stanley	EUR	242	266,014	263,244	2,770
Expiring 03/16/16	UBS AG	EUR	13,125	14,435,818	14,291,778	144,040
Expiring 04/05/16	Credit Suisse First Boston Corp.	EUR	3	3,486	2,860	626
Expiring 04/05/17	Credit Suisse First Boston Corp.	EUR	3	3,501	2,905	596
Indian Rupee,
Expiring 01/19/16	Citigroup Global Markets	INR	140,575	2,127,995	2,118,106	9,889
Expiring 01/21/16	Citigroup Global Markets	INR	70,953	1,068,369	1,068,719	(350)
Expiring 01/21/16	Citigroup Global Markets	INR	67,246	1,012,543	1,012,875	(332)
Israeli Shekel,
Expiring 02/18/16	Deutsche Bank AG	ILS	20,134	5,191,034	5,179,373	11,661
Japanese Yen,
Expiring 01/05/16	Goldman Sachs & Co.	JPY	2,469,636	20,218,060	20,549,121	(331,061)
Expiring 01/05/16	Goldman Sachs & Co.	JPY	1,252,700	10,156,972	10,423,351	(266,379)
Expiring 01/05/16	Goldman Sachs & Co.	JPY	150,960	1,235,858	1,256,095	(20,237)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 01/19/16	Barclays Capital Group	JPY	2,382,848	$19,928,727	$19,832,956	$95,771
Expiring 02/02/16	Morgan Stanley	JPY	1,387,036	11,469,821	11,548,050	(78,229)
Expiring 02/02/16	Morgan Stanley	JPY	150,960	1,247,500	1,256,848	(9,348)
Expiring 02/16/16	Bank of America	JPY	382,580	3,158,907	3,186,173	(27,266)
Expiring 02/16/16	Citigroup Global Markets	JPY	56,500	464,453	470,539	(6,086)
Expiring 03/16/16	Barclays Capital Group	JPY	1,819,029	14,873,799	15,163,105	(289,306)
Expiring 03/16/16	Barclays Capital Group	JPY	723,360	5,880,978	6,029,806	(148,828)
Expiring 03/16/16	Barclays Capital Group	JPY	407,818	3,315,594	3,399,500	(83,906)
Expiring 03/16/16	Morgan Stanley	JPY	833,399	6,805,633	6,947,073	(141,440)
Expiring 03/16/16	Morgan Stanley	JPY	780,192	6,371,138	6,503,548	(132,410)
Expiring 03/16/16	Morgan Stanley	JPY	696,516	5,758,313	5,806,040	(47,727)
Expiring 03/16/16	Morgan Stanley	JPY	434,641	3,597,634	3,623,094	(25,460)
Expiring 03/16/16	Morgan Stanley	JPY	419,138	3,485,976	3,493,863	(7,887)
Expiring 03/16/16	Morgan Stanley	JPY	399,185	3,266,866	3,327,536	(60,670)
Expiring 03/16/16	Morgan Stanley	JPY	386,657	3,200,456	3,223,105	(22,649)
Expiring 03/16/16	Morgan Stanley	JPY	368,275	3,044,639	3,069,874	(25,235)
Expiring 03/16/16	Morgan Stanley	JPY	198,737	1,630,747	1,656,635	(25,888)
Expiring 03/16/16	Morgan Stanley	JPY	198,269	1,649,006	1,652,737	(3,731)
Expiring 03/16/16	Morgan Stanley	JPY	183,654	1,520,099	1,530,907	(10,808)
Expiring 03/16/16	Morgan Stanley	JPY	141,560	1,172,610	1,180,015	(7,405)
Expiring 03/16/16	UBS AG	JPY	1,875,000	15,372,845	15,629,672	(256,827)
Malaysian Ringgit,
Expiring 01/11/16	UBS AG	MYR	4,063	953,000	945,609	7,391
Expiring 01/14/16	Goldman Sachs & Co.	MYR	676	159,000	157,370	1,630
Expiring 01/15/16	Citigroup Global Markets	MYR	1,602	375,000	372,786	2,214
Expiring 01/15/16	Goldman Sachs & Co.	MYR	1,806	421,000	420,180	820
Expiring 01/19/16	Deutsche Bank AG	MYR	3,942	900,429	916,832	(16,403)
Expiring 01/19/16	Standard Chartered PLC	MYR	2,250	528,000	523,251	4,749
Expiring 01/19/16	Standard Chartered PLC	MYR	878	204,000	204,300	(300)
Expiring 01/19/16	UBS AG	MYR	2,429	574,857	565,007	9,850
Expiring 01/19/16	UBS AG	MYR	1,751	399,162	407,130	(7,968)
Expiring 01/19/16	UBS AG	MYR	1,737	402,000	403,994	(1,994)
Expiring 02/16/16	JPMorgan Chase	MYR	649	152,000	150,647	1,353
Expiring 02/26/16	Barclays Capital Group	MYR	2,463	574,000	571,158	2,842
Mexican Peso,
Expiring 01/19/16	Bank of America	MXN	43,480	2,602,368	2,519,299	83,069
Expiring 01/19/16	Bank of America	MXN	12,208	741,059	707,365	33,694
Expiring 01/19/16	Citigroup Global Markets	MXN	63,317	3,794,390	3,668,654	125,736
Expiring 02/12/16	Citigroup Global Markets	MXN	3,253	192,274	188,155	4,119
Expiring 03/03/16	Barclays Capital Group	MXN	983	57,433	56,746	687
Expiring 03/14/16	BNP Paribas	MXN	7,145	418,000	412,361	5,639
Expiring 03/14/16	Citigroup Global Markets	MXN	31,611	1,806,023	1,824,296	(18,273)
Expiring 03/14/16	Goldman Sachs & Co.	MXN	76,802	4,478,849	4,432,277	46,572
Expiring 03/14/16	Goldman Sachs & Co.	MXN	48,888	2,851,017	2,821,372	29,645
Expiring 03/14/16	Goldman Sachs & Co.	MXN	2,297	133,000	132,576	424
Expiring 03/14/16	UBS AG	MXN	4,734	274,000	273,181	819
Expiring 03/14/16	UBS AG	MXN	3,890	228,000	224,503	3,497
New Taiwanese Dollar,
Expiring 01/14/16	JPMorgan Chase	TWD	30,606	930,000	931,850	(1,850)
Expiring 01/15/16	Goldman Sachs & Co.	TWD	11,204	341,000	341,109	(109)
Expiring 01/15/16	Goldman Sachs & Co.	TWD	6,580	200,000	200,338	(338)
Expiring 02/26/16	Barclays Capital Group	TWD	18,552	565,000	565,112	(112)
Expiring 02/26/16	Goldman Sachs & Co.	TWD	13,655	417,000	415,939	1,061
Expiring 02/26/16	JPMorgan Chase	TWD	24,406	748,530	743,434	5,096
New Zealand Dollar,
Expiring 01/05/16	JPMorgan Chase	NZD	5,312	3,471,779	3,631,860	(160,081)
Expiring 02/02/16	JPMorgan Chase	NZD	5,312	3,627,415	3,624,919	2,496
Expiring 02/11/16	Hong Kong & Shanghai Bank	NZD	225	147,410	153,464	(6,054)
Expiring 02/11/16	JPMorgan Chase	NZD	1,443	940,897	984,218	(43,321)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Zealand Dollar (continued),
Expiring 03/16/16	Barclays Capital Group	NZD	152,124	$100,572,660	$103,557,086	$(2,984,426)
Expiring 03/16/16	Barclays Capital Group	NZD	76,523	50,843,822	52,092,559	(1,248,737)
Expiring 03/16/16	Barclays Capital Group	NZD	15,184	10,181,189	10,336,509	(155,320)
Expiring 03/16/16	Barclays Capital Group	NZD	5,989	3,964,131	4,077,268	(113,137)
Expiring 03/16/16	Barclays Capital Group	NZD	5,120	3,433,219	3,485,595	(52,376)
Expiring 03/16/16	Barclays Capital Group	NZD	3,435	2,273,167	2,338,044	(64,877)
Expiring 03/16/16	Barclays Capital Group	NZD	1,412	963,550	961,014	2,536
Expiring 03/16/16	Barclays Capital Group	NZD	681	464,549	463,326	1,223
Expiring 03/16/16	Morgan Stanley	NZD	7,553	5,071,264	5,141,734	(70,470)
Expiring 03/16/16	Morgan Stanley	NZD	5,164	3,488,202	3,515,649	(27,447)
Expiring 03/16/16	Morgan Stanley	NZD	4,176	2,803,639	2,842,598	(38,959)
Expiring 03/16/16	Morgan Stanley	NZD	1,147	774,412	780,505	(6,093)
Expiring 03/16/16	Morgan Stanley	NZD	1,015	676,634	691,225	(14,591)
Norwegian Krone,
Expiring 03/16/16	Barclays Capital Group	NOK	9,073	1,049,879	1,024,226	25,653
Expiring 03/16/16	Morgan Stanley	NOK	270,711	30,771,052	30,560,943	210,109
Expiring 03/16/16	Morgan Stanley	NOK	160,233	18,213,211	18,088,849	124,362
Expiring 03/16/16	Morgan Stanley	NOK	58,899	6,920,081	6,649,216	270,865
Expiring 03/16/16	Morgan Stanley	NOK	53,831	6,324,559	6,077,004	247,555
Expiring 03/16/16	Morgan Stanley	NOK	47,450	5,430,566	5,356,727	73,839
Expiring 03/16/16	Morgan Stanley	NOK	17,575	2,028,817	1,984,048	44,769
Expiring 04/27/16	Credit Suisse First Boston Corp.	NOK	2,551	429,859	287,977	141,882
Peruvian Nuevo Sol,
Expiring 01/19/16	Bank of America	PEN	3,283	993,664	958,163	35,501
Polish Zloty,
Expiring 01/19/16	Bank of America	PLN	6,956	1,866,770	1,772,510	94,260
Expiring 01/19/16	Barclays Capital Group	PLN	640	171,792	163,079	8,713
Expiring 01/19/16	Citigroup Global Markets	PLN	349	94,008	88,929	5,079
Expiring 05/12/16	Bank of America	PLN	897	221,853	228,196	(6,343)
Russian Ruble,
Expiring 01/19/16	Bank of America	RUB	1,339	18,819	18,244	575
Expiring 01/19/16	Citigroup Global Markets	RUB	81,755	1,271,852	1,113,959	157,893
Singapore Dollar,
Expiring 02/12/16	Citigroup Global Markets	SGD	3,588	2,514,031	2,526,702	(12,671)
Expiring 02/26/16	Goldman Sachs & Co.	SGD	704	501,000	495,640	5,360
Expiring 02/26/16	JPMorgan Chase	SGD	2,725	1,931,000	1,918,360	12,640
Expiring 02/26/16	JPMorgan Chase	SGD	1,123	794,819	790,511	4,308
Expiring 02/26/16	Standard Chartered PLC	SGD	1,390	987,509	978,647	8,862
Expiring 03/16/16	Barclays Capital Group	SGD	29,178	20,769,975	20,525,926	244,049
Expiring 03/16/16	Barclays Capital Group	SGD	5,415	3,846,433	3,809,033	37,400
Expiring 03/16/16	Barclays Capital Group	SGD	4,203	2,967,387	2,956,443	10,944
Expiring 03/16/16	Morgan Stanley	SGD	62,463	44,197,937	43,941,338	256,599
Expiring 03/16/16	Morgan Stanley	SGD	6,869	4,884,750	4,832,336	52,414
Expiring 03/16/16	Morgan Stanley	SGD	5,476	3,868,256	3,852,287	15,969
Expiring 03/16/16	Morgan Stanley	SGD	5,259	3,731,998	3,699,833	32,165
Expiring 03/16/16	Morgan Stanley	SGD	5,166	3,635,973	3,633,999	1,974
Expiring 03/16/16	Morgan Stanley	SGD	4,266	3,015,384	3,001,278	14,106
Expiring 03/16/16	Morgan Stanley	SGD	3,829	2,714,821	2,693,859	20,962
Expiring 03/16/16	Morgan Stanley	SGD	3,399	2,409,392	2,390,788	18,604
Expiring 03/16/16	Morgan Stanley	SGD	1,698	1,195,230	1,194,581	649
Expiring 03/16/16	Morgan Stanley	SGD	663	468,336	466,145	2,191
South African Rand,
Expiring 01/19/16	Barclays Capital Group	ZAR	45,920	3,351,262	2,958,707	392,555
Expiring 05/12/16	Morgan Stanley	ZAR	2,161	149,172	136,273	12,899
South Korean Won,
Expiring 01/19/16	Barclays Capital Group	KRW	1,739,471	1,462,970	1,482,694	(19,724)
Expiring 01/19/16	Citigroup Global Markets	KRW	1,597,000	1,390,146	1,361,253	28,893
Expiring 01/19/16	Citigroup Global Markets	KRW	1,553,558	1,334,443	1,324,225	10,218
Expiring 01/19/16	Deutsche Bank AG	KRW	645,202	565,000	549,958	15,042

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South Korean Won (continued),
Expiring 01/21/16	Deutsche Bank AG	KRW	6,963	$6,000	$5,935	$65
Expiring 01/21/16	JPMorgan Chase	KRW	975,557	829,414	831,499	(2,085)
Expiring 01/21/16	JPMorgan Chase	KRW	815,672	693,481	695,225	(1,744)
Expiring 01/21/16	JPMorgan Chase	KRW	768,835	672,000	655,304	16,696
Expiring 01/21/16	JPMorgan Chase	KRW	645,202	551,926	549,927	1,999
Expiring 01/21/16	JPMorgan Chase	KRW	428,325	369,277	365,075	4,202
Expiring 01/21/16	JPMorgan Chase	KRW	421,280	363,000	359,071	3,929
Expiring 01/21/16	JPMorgan Chase	KRW	399,017	348,000	340,095	7,905
Swedish Krona,
Expiring 02/11/16	Citigroup Global Markets	SEK	22,670	2,616,637	2,688,926	(72,289)
Expiring 02/11/16	JPMorgan Chase	SEK	3,020	357,242	358,207	(965)
Expiring 03/16/16	Barclays Capital Group	SEK	695,412	82,062,252	82,565,018	(502,766)
Expiring 03/16/16	Barclays Capital Group	SEK	365,642	43,147,644	43,411,994	(264,350)
Expiring 03/16/16	Morgan Stanley	SEK	64,998	7,744,357	7,717,042	27,315
Expiring 03/16/16	Morgan Stanley	SEK	58,573	6,925,577	6,954,259	(28,682)
Expiring 03/16/16	Morgan Stanley	SEK	55,463	6,526,031	6,585,017	(58,986)
Expiring 03/16/16	Morgan Stanley	SEK	42,598	5,032,154	5,057,551	(25,397)
Expiring 03/16/16	Morgan Stanley	SEK	41,413	4,922,095	4,916,887	5,208
Expiring 03/16/16	Morgan Stanley	SEK	4,480	525,164	531,886	(6,722)
Expiring 03/16/16	Morgan Stanley	SEK	3,875	457,760	460,070	(2,310)
Expiring 03/16/16	UBS AG	SEK	84,000	9,998,330	9,973,170	25,160
Swiss Franc,
Expiring 02/11/16	JPMorgan Chase	CHF	755	755,814	755,171	643
Expiring 02/11/16	JPMorgan Chase	CHF	278	278,977	278,063	914
Expiring 02/11/16	JPMorgan Chase	CHF	235	234,400	235,054	(654)
Expiring 03/16/16	UBS AG	CHF	3,750	3,817,550	3,756,409	61,141
Thai Baht,
Expiring 01/15/16	Barclays Capital Group	THB	20,805	576,000	577,910	(1,910)
Expiring 02/26/16	Barclays Capital Group	THB	3,469	96,000	96,268	(268)
Expiring 02/26/16	Hong Kong & Shanghai Bank	THB	7,158	198,000	198,608	(608)
Expiring 02/26/16	JPMorgan Chase	THB	54,653	1,511,000	1,516,482	(5,482)
Turkish Lira,
Expiring 01/20/16	JPMorgan Chase	TRY	5,362	1,802,797	1,827,647	(24,850)

				$1,524,583,794	$1,515,690,788	8,893,006

						$10,200,237

(r)	Less than $500 par.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
BRL	32,940	01/04/21	12.487%	Brazilian interbank overnight lending rate(1)	$(876,818)	$—	$(876,818)	Bank of America
BRL	4,000	01/04/21	12.810%	Brazilian interbank overnight lending rate(2)	95,973	(8,346)	104,319	Deutsche Bank AG
BRL	1,500	01/04/21	14.500%	Brazilian interbank overnight lending rate(1)	(17,579)	(91)	(17,488)	Hong Kong & Shanghai Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
BRL	1,300	01/04/21	16.150%	Brazilian interbank overnight lending rate(2)	$2,323	$(683)	$3,006	Goldman Sachs & Co.
BRL	700	01/04/21	16.150%	Brazilian interbank overnight lending rate(2)	1,251	(311)	1,562	BNP Paribas
BRL	400	01/04/21	13.421%	Brazilian interbank overnight lending rate(1)	(7,703)	—	(7,703)	Hong Kong & Shanghai Bank
BRL	100	01/04/21	14.500%	Brazilian interbank overnight lending rate(1)	(1,172)	—	(1,172)	Deutsche Bank AG
EUR	300	10/15/17	0.580%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(830)	—	(830)	JPMorgan Chase
EUR	300	10/15/17	0.580%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(830)	(35)	(795)	Deutsche Bank AG
EUR	100	10/15/17	0.570%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(255)	—	(255)	Deutsche Bank AG
EUR	100	10/15/17	0.550%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(211)	—	(211)	BNP Paribas
EUR	100	08/15/18	0.655%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(253)	(133)	(120)	Citigroup Global Markets
EUR	300	09/15/18	0.605%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(227)	—	(227)	Deutsche Bank AG
EUR	200	09/15/18	0.650%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(451)	(172)	(279)	Goldman Sachs & Co.
EUR	200	09/15/18	0.615%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(218)	—	(218)	Credit Suisse First Boston Corp.
EUR	100	09/15/18	0.640%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(192)	—	(192)	Citigroup Global Markets
EUR	500	10/15/18	0.650%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(668)	379	(1,047)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
EUR	200	10/15/18	0.650%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	$(239)	$—	$(239)	Goldman Sachs & Co.
EUR	200	10/15/18	0.650%	Inflation Floor Option, Inflation on the Eurostat Eurozone HICP(2)	(267)	35	(302)	Goldman Sachs & Co.
EUR	200	06/15/25	1.675%	Inflation Floor Option, Inflation on the France Consumer Price Index(1)	10,620	—	10,620	Citigroup Global Markets
GBP	2,590	01/14/30	3.140%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	24,799	—	24,799	Goldman Sachs & Co.
GBP	950	01/14/30	3.140%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	9,096	—	9,096	Goldman Sachs & Co.
GBP	700	04/15/30	3.190%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	5,453	—	5,453	Citigroup Global Markets
GBP	500	05/15/30	3.320%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	18,242	—	18,242	Goldman Sachs & Co.
GBP	300	05/15/30	3.350%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	13,342	—	13,342	Citigroup Global Markets
GBP	100	05/15/30	3.353%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	4,514	—	4,514	Credit Suisse First Boston Corp.
GBP	1,300	06/15/30	3.400%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	66,795	(1,199)	67,994	Citigroup Global Markets
GBP	400	06/15/30	3.430%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	23,777	279	23,498	Citigroup Global Markets
GBP	300	06/15/30	3.400%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	15,414	934	14,480	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
GBP	200	06/15/30	3.430%	FRC –Excluding Tobacco – Non-Revised Consumer Price Index(1)	$11,889	$56	$11,833	Bank of America
GBP	200	06/15/30	3.400%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	10,276	940	9,336	BNP Paribas
GBP	100	06/15/30	3.430%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	5,944	(68)	6,012	Credit Suisse First Boston Corp.
GBP	1,200	08/15/30	3.325%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	30,425	(3,829)	34,254	Goldman Sachs & Co.
GBP	400	08/15/30	3.350%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	12,788	(4,559)	17,347	Bank of America
GBP	400	08/15/30	3.325%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	10,142	(1,333)	11,475	Citigroup Global Markets
GBP	400	08/15/30	3.325%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	10,142	798	9,344	Deutsche Bank AG
GBP	200	09/15/30	3.275%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	2,339	—	2,339	Citigroup Global Markets
GBP	200	04/15/35	3.358%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	2,140	—	2,140	Goldman Sachs & Co.
GBP	100	04/15/35	3.335%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	227	54	173	Credit Suisse First Boston Corp.
GBP	100	11/15/44	3.550%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	12,108	394	11,714	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
GBP	600	01/12/45	3.328%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	$(22,175)	$6,582	$(28,757)	Credit Suisse First Boston Corp.
GBP	100	01/12/45	3.328%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index(1)	(3,696)	1,097	(4,793)	Credit Suisse First Boston Corp.
MXN	4,000	02/09/29	7.380%	28 day Mexican interbank rate(1)	14,945	19,512	(4,567)	Hong Kong & Shanghai Bank
	2,700	04/15/16	1.730%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(66,289)	(5,730)	(60,559)	Goldman Sachs & Co.
	1,600	10/23/16	1.935%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(49,218)	(2,655)	(46,563)	Royal Bank of Scotland Group PLC
	2,400	10/31/16	1.930%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(73,687)	—	(73,687)	Royal Bank of Scotland Group PLC
	1,300	11/05/16	1.860%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(37,225)	—	(37,225)	Deutsche Bank AG
	1,300	11/29/16	1.825%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(36,056)	(450)	(35,606)	Deutsche Bank AG
	1,200	11/29/16	1.845%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(34,025)	—	(34,025)	Deutsche Bank AG
	700	11/29/16	1.825%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(19,415)	(153)	(19,262)	BNP Paribas
	2,500	02/10/17	1.930%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(71,739)	—	(71,739)	Deutsche Bank AG
	800	02/12/17	2.415%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(44,843)	87	(44,930)	Goldman Sachs & Co.
	1,800	04/15/17	1.908%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(66,992)	—	(66,992)	Barclays Capital Group
	4,500	07/15/17	2.250%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(265,424)	8,389	(273,813)	Royal Bank of Scotland Group PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
1,300	07/15/17	2.250%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	$(76,678)	$1,092	$(77,770)	BNP Paribas
800	10/16/17	1.010%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	2,661	—	2,661	Bank of America
600	10/01/18	2.175%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(29,964)	(374)	(29,590)	Goldman Sachs & Co.
900	11/01/18	2.173%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(44,931)	—	(44,931)	Deutsche Bank AG
250	03/04/19	1.725%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(3,430)	—	(3,430)	Deutsche Bank AG
3,000	11/23/20	1.570%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	4,597	—	4,597	Bank of America
800	05/08/23	2.560%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(88,443)	—	(88,443)	Deutsche Bank AG

				$(1,519,921)	$10,507	$(1,530,428)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
GBP	43,300	03/16/18	1.500%	6 Month LIBOR(1)	$(181,667)	$(401,168)	$(219,501)
GBP	2,800	03/16/18	1.500%	6 Month LIBOR(1)	(31,430)	(25,942)	5,488
GBP	8,900	12/17/19	2.250%	6 Month LIBOR(1)	(633,028)	(412,502)	220,526
GBP	1,000	03/18/25	2.750%	6 Month LIBOR(1)	(109,443)	(110,778)	(1,335)
GBP	2,060	09/16/25	2.000%	6 Month LIBOR(1)	57,492	2,384	(55,108)
GBP	1,280	03/18/45	2.000%	6 Month LIBOR(1)	(45,427)	58,237	103,664
GBP	1,900	09/16/45	2.000%	6 Month LIBOR(1)	204,145	103,984	(100,161)
GBP	100	03/16/46	2.250%	6 Month LIBOR(1)	(519)	(2,931)	(2,412)
JPY	1,410,000	12/20/19	0.250%	6 Month LIBOR(1)	7,224	53,918	46,694
JPY	3,510,000	09/18/20	0.500%	6 Month LIBOR(1)	416,497	509,159	92,662
JPY	1,171,740	07/22/24	0.678%	6 Month LIBOR(2)	—	(305,514)	(305,514)
JPY	6,830,000	06/19/33	1.500%	6 Month LIBOR(1)	4,793,503	5,953,835	1,160,332
JPY	500,000	06/17/35	1.250%	6 Month LIBOR(1)	(24,955)	215,824	240,779
MXN	115,300	06/11/20	5.535%	28 Day Mexican Interbank Rate(1)	77,053	48,462	(28,591)
MXN	25,000	11/17/21	5.430%	28 Day Mexican Interbank Rate(1)	(41,814)	(27,705)	14,109
MXN	26,700	07/13/22	5.940%	28 Day Mexican Interbank Rate(1)	—	4,665	4,665
MXN	49,100	09/02/22	5.500%	28 Day Mexican Interbank Rate(1)	(91,297)	(101,924)	(10,627)
MXN	51,900	09/16/22	5.975%	28 Day Mexican Interbank Rate(1)	—	(17,092)	(17,092)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (continued):
MXN	81,900	01/23/25	5.665%	28 day Mexican interbank rate(1)	$(193,277)	$(215,553)	$(22,276)
MXN	82,900	06/05/25	6.530%	28 Day Mexican Interbank Rate(1)	69,852	71,600	1,748
	90,200	12/16/16	1.250%	3 Month LIBOR(1)	(328,069)	(392,610)	(64,541)
	9,200	12/16/17	1.500%	3 Month LIBOR(1)	(59,444)	(66,744)	(7,300)
	1,100	12/16/17	1.500%	3 Month LIBOR(1)	(4,840)	(7,980)	(3,140)
	4,800	12/16/20	2.000%	3 Month LIBOR(1)	(117,553)	(64,786)	52,767
	80,300	06/17/22	2.500%	3 Month LIBOR(1)	(2,193,337)	(3,113,810)	(920,473)
	5,200	08/31/22	1.897%	3 Month LIBOR(2)	—	11,871	11,871
	60,064	11/30/22	1.900%	3 Month LIBOR(2)	121,503	452,824	331,321
	3,700	12/16/22	2.250%	3 Month LIBOR(1)	34,601	(71,765)	(106,366)
	400	12/16/22	2.250%	3 Month LIBOR(1)	2,777	7,451	4,674
	7,900	06/17/25	2.750%	3 Month LIBOR(1)	(305,312)	(426,116)	(120,804)
	4,600	08/05/25	2.350%	3 Month LIBOR(1)	—	(108,048)	(108,048)
	900	09/16/25	2.233%	3 Month LIBOR(1)	—	(2,818)	(2,818)
	500	09/16/25	2.225%	3 Month LIBOR(1)	—	(4,637)	(4,637)
	700	10/02/25	2.350%	3 Month LIBOR(1)	—	(5,230)	(5,230)
	9,200	10/28/25	2.800%	3 Month LIBOR(1)	(41,470)	(29,320)	12,150
	1,700	12/16/25	2.500%	3 Month LIBOR(1)	18,627	(51,549)	(70,176)
	300	12/16/25	2.500%	3 Month LIBOR(1)	4,552	(9,097)	(13,649)
	16,000	06/15/26	2.250%	3 Month LIBOR(1)	(48,580)	54,960	103,540
	5,900	06/15/26	2.250%	3 Month LIBOR(1)	19,778	39,587	19,809
	2,100	06/15/26	2.250%	3 Month LIBOR(1)	(8,214)	7,214	15,428
	1,584	02/15/41	2.720%	3 Month LIBOR(2)	(2,663)	(27,932)	(25,269)
	6,000	11/04/45	2.591%	3 Month LIBOR(2)	—	70,686	70,686
	5,500	12/16/45	2.750%	3 Month LIBOR(1)	173,219	(110,366)	(283,585)
	200	02/10/46	2.570%	3 Month LIBOR(1)	—	5,873	5,873
	300	12/14/46	2.750%	3 Month LIBOR(1)	—	27	27

					$1,538,484	$1,558,644	$20,160

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
BMW Finance NV	12/20/20	1.000%	EUR	1,500	0.710%	$23,623	$(21,035)	$44,658	Barclays Capital Group
Chesapeake Energy Corp.	09/20/18	5.000%		200	45.155%	(121,389)	(15,263)	(106,126)	Morgan Stanley
Freeport-McMoRan, Inc.,	09/20/20	1.000%		200	12.777%	(71,764)	(32,826)	(38,938)	JPMorgan Chase
Freeport-McMoRan, Inc.,	09/20/20	1.000%		100	12.777%	(35,882)	(16,743)	(19,139)	BNP Paribas
Freeport-McMoRan, Inc.,	09/20/20	1.000%		100	12.777%	(35,882)	(16,408)	(19,474)	Citigroup Global Markets
Gazprom OAO via Gaz Capital	03/20/16	1.000%		200	1.850%	(528)	(15,451)	14,923	Goldman Sachs & Co.
Gazprom OAO via Gaz Capital	03/20/16	1.000%		100	1.850%	(264)	(7,856)	7,592	Goldman Sachs & Co.
Gazprom OAO via Gaz Capital	03/20/16	1.000%		100	1.850%	(264)	(7,766)	7,502	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued):
Italy Government	03/20/19	1.000%		1,200	0.650%	$13,399	$(20,829)	$34,228	Deutsche Bank AG
Peoples Republic of China	03/20/19	1.000%		700	0.724%	6,122	2,342	3,780	JPMorgan Chase
Peoples Republic of China	03/20/19	1.000%		200	0.724%	1,749	329	1,420	Barclays Capital Group
Peoples Republic of China	03/20/19	1.000%		200	0.724%	1,749	126	1,623	Deutsche Bank AG
Peoples Republic of China	03/20/19	1.000%		100	0.724%	875	189	686	Morgan Stanley
Republic of Indonesia	12/20/19	1.000%		300	1.890%	(9,712)	(9,981)	269	Barclays Capital Group
Tesco PLC	12/20/20	1.000%	EUR	800	2.878%	(72,966)	(74,222)	1,256	Citigroup Global Markets
United Mexican States	09/20/19	1.000%		300	1.363%	(4,170)	2,557	(6,727)	Hong Kong & Shanghai Bank
United Mexican States	09/20/19	1.000%		200	1.363%	(2,780)	1,753	(4,533)	Citigroup Global Markets
United Mexican States	09/20/20	1.000%		1,800	1.633%	(50,569)	(32,234)	(18,335)	Barclays Capital Group
United Mexican States	09/20/20	1.000%		1,600	1.633%	(44,951)	(29,033)	(15,918)	Bank of America
Volkswagen International	12/20/16	1.000%	EUR	240	1.179%	(352)	(1,822)	1,470	Bank of America

						$(403,956)	$(294,173)	$(109,783)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Value at Trade Date	Value at December 31, 2015(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX ITRX XO22 5Y Index	12/20/19	5.000%	EUR	2,405	$267,077	$160,185	$(106,892)
Dow Jones CDX NA HY24 5Y Index	06/20/20	5.000%		332	11,873	12,881	1,008
Dow Jones CDX NA HY25 5Y Index	12/20/20	5.000%		3,310	46,949	42,251	(4,698)
Dow Jones CDX NA IG24 5Y Index	06/20/20	1.000%		11,700	104,923	77,165	(27,758)
Dow Jones CDX NA IG25 5Y Index	12/20/20	1.000%		2,950	20,245	18,766	(1,479)
Markit iTraxx Europe Crossover Index	12/20/20	5.000%	EUR	1,120	83,873	101,638	17,765

					$534,940	$412,886	$(122,054)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2015(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices – Buy Protection(2):
Dow Jones CDX NA HY25 5Y Index	12/20/20	5.000%	11,175	$32,486	$(152,566)	$(185,052)
Dow Jones CDX NA HY25 5Y Index	12/20/20	5.000%	900	14,360	12,195	(2,165)
Dow Jones CDX NA IG25 5Y Index	12/20/20	1.000%	75	(455)	(432)	23

				$46,391	$(140,803)	$(187,194)

Cash of $3,774,312, $1,414,000, and $585,480 have been segregated with Goldman Sachs & Co., Morgan Stanley, and Citigroup Global Markets respectively, and U.S. Treasury Securities with a market value of $1,748,458 and $529,284 have been segregated with Morgan Stanley and Goldman Sachs, & Co., respectively to cover requirement for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Currency swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
EUR	3,100	3 Month LIBOR minus 10 bps	3,401	3 Month LIBOR	Bank of America	03/16/21	$39,010	$(10,239)	$49,249
EUR	6,200	3 Month LIBOR minus 10 bps	6,721	3 Month LIBOR	BNP Paribas	12/16/20	78,298	7,726	70,572
EUR	5,600	3 Month LIBOR minus 10 bps	6,143	3 Month LIBOR	BNP Paribas	03/16/21	70,470	(4,195)	74,665
EUR	7,000	3 Month LIBOR minus 20 bps	7,570	3 Month LIBOR	BNP Paribas	03/16/26	97,358	21,121	76,237
EUR	8,200	3 Month LIBOR minus 10 bps	8,995	3 Month LIBOR	Citigroup Global Markets	03/16/21	103,188	(27,084)	130,272
EUR	9,000	3 Month LIBOR minus 10 bps	9,873	3 Month LIBOR	Deutsche Bank AG	03/16/21	113,256	(6,743)	119,999

							$501,580	$(19,414)	$520,994

Total return swap agreements outstanding at December 31, 2015:

Counterparty(1)(2)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements:
Bank of America	233	Pay or receive amounts based on market value fluctuation of Herbalife Ltd.	$—	$—	$—
Bank of America	(4)	Pay or receive amounts based on market value fluctuation of Herbalife Ltd.	10,852	—	10,852
Deutsche Bank AG	400	Pay or receive amounts based on market value fluctuation of Accuray, Inc.	(120,441)	—	(120,441)
Deutsche Bank AG	(63)	Pay or receive amounts based on market value fluctuation of Accuray, Inc.	(14,787)	—	(14,787)
Deutsche Bank AG	(3)	Pay or receive amounts based on market value fluctuation of Ace Ltd.	(40,847)	—	(40,847)
Deutsche Bank AG	100	Pay or receive amounts based on market value fluctuation of Acorda Therapeutics, Inc.	11,645	—	11,645
Deutsche Bank AG	(2)	Pay or receive amounts based on market value fluctuation of Acorda Therapeutics, Inc.	(13,715)	—	(13,715)
Deutsche Bank AG	(19)	Pay or receive amounts based on market value fluctuation of Aegean Marine Petroleum	777	—	777
Deutsche Bank AG	600	Pay or receive amounts based on market value fluctuation of Aegean, Inc.	(95,888)	—	(95,888)
Deutsche Bank AG	(4)	Pay or receive amounts based on market value fluctuation of Aetna, Inc.	10,730	—	10,730
Deutsche Bank AG	375	Pay or receive amounts based on market value fluctuation of Affymetrix, Inc.	108,287	—	108,287
Deutsche Bank AG	(58)	Pay or receive amounts based on market value fluctuation of Affymetrix, Inc.	48,425	—	48,425

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG		11	Pay or receive amounts based on market value fluctuation of AGL Resources, Inc.	$27,125	$—	$27,125
Deutsche Bank AG		125	Pay or receive amounts based on market value fluctuation of Albany Molecular Research, Inc.	(11,059)	—	(11,059)
Deutsche Bank AG		(7)	Pay or receive amounts based on market value fluctuation of Albany Molecular Research, Inc.	4,200	—	4,200
Deutsche Bank AG		500	Pay or receive amounts based on market value fluctuation of Alere, Inc.	(65,910)	—	(65,910)
Deutsche Bank AG		(4)	Pay or receive amounts based on market value fluctuation of Alere, Inc.	7,780	—	7,780
Deutsche Bank AG		165	Pay or receive amounts based on market value fluctuation of Alexion Pharmaceuticals, Inc.	47,761	—	47,761
Deutsche Bank AG		3	Pay or receive amounts based on market value fluctuation of Allergan PLC	(67,526)	—	(67,526)
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Allergan PLC	14,922	—	14,922
Deutsche Bank AG		(8)	Pay or receive amounts based on market value fluctuation of Allergan PLC	(9,210)	—	(9,210)
Deutsche Bank AG		600	Pay or receive amounts based on market value fluctuation of Alon USA Energy, Inc.	53,665	—	53,665
Deutsche Bank AG		(30)	Pay or receive amounts based on market value fluctuation of Alon USA Energy, Inc.	117,547	—	117,547
Deutsche Bank AG		200	Pay or receive amounts based on market value fluctuation of Alpha Natural Resources, Inc.	(154,747)	—	(154,747)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of American Realty Capital Properties REIT.	(230)	—	(230)
Deutsche Bank AG	GBP	44	Pay or receive amounts based on market value fluctuation of Amlin PLC	(10,944)	—	(10,944)
Deutsche Bank AG		9	Pay or receive amounts based on market value fluctuation of AmSurg Corp.	279,404	—	279,404
Deutsche Bank AG		(15)	Pay or receive amounts based on market value fluctuation of AmSurg Corp.	(47,689)	—	(47,689)
Deutsche Bank AG	EUR	51	Pay or receive amounts based on market value fluctuation of Ansaldo STS SpA	22,682	—	22,682
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Anthem, Inc.	3,040	—	3,040
Deutsche Bank AG		300	Pay or receive amounts based on market value fluctuation of Ares Capital Corp.	(20,637)	—	(20,637)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Ares Capital Corp.	$35	$—	$35
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Ark Restaurants Corp.	(3,246)	—	(3,246)
Deutsche Bank AG		(22)	Pay or receive amounts based on market value fluctuation of ARRIS Group, Inc.	(43,709)	—	(43,709)
Deutsche Bank AG	AUD	24	Pay or receive amounts based on market value fluctuation of Asciano Ltd.	1,997	—	1,997
Deutsche Bank AG		585	Pay or receive amounts based on market value fluctuation of AV Homes, Inc.	(11,876)	—	(11,876)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Avago Technologies Ltd.	(29,930)	—	(29,930)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Avangrid, Inc.	285	—	285
Deutsche Bank AG		175	Pay or receive amounts based on market value fluctuation of Avid Technology, Inc.	(48,621)	—	(48,621)
Deutsche Bank AG		(4)	Pay or receive amounts based on market value fluctuation of Avid Technology, Inc.	618	—	618
Deutsche Bank AG		16	Pay or receive amounts based on market value fluctuation of Avolon Holdings Ltd.	15,498	—	15,498
Deutsche Bank AG		17	Pay or receive amounts based on market value fluctuation of Baker Hughes, Inc.	(121,246)	—	(121,246)
Deutsche Bank AG		(5)	Pay or receive amounts based on market value fluctuation of Ball Corp.	(31,259)	—	(31,259)
Deutsche Bank AG		4	Pay or receive amounts based on market value fluctuation of Baxalta, Inc.	7,313	—	7,313
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of BB&T Corp.	(32)	—	(32)
Deutsche Bank AG		(7)	Pay or receive amounts based on market value fluctuation of BB&T Corp.	(8,510)	—	(8,510)
Deutsche Bank AG	GBP	55	Pay or receive amounts based on market value fluctuation of BG Group PLC	(110,635)	—	(110,635)
Deutsche Bank AG		5	Pay or receive amounts based on market value fluctuation of Boulder Brands, Inc.	201	—	201
Deutsche Bank AG		13	Pay or receive amounts based on market value fluctuation of Broadcom Corp.	57,626	—	57,626
Deutsche Bank AG		6	Pay or receive amounts based on market value fluctuation of Bunge Ltd.	(72,084)	—	(72,084)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG		(4)	Pay or receive amounts based on market value fluctuation of Bunge Ltd.	$34,945	$—	$34,945
Deutsche Bank AG	GBP	8	Pay or receive amounts based on market value fluctuation of Cable & Wireless Communications PLC	(2)	—	(2)
Deutsche Bank AG		12	Pay or receive amounts based on market value fluctuation of Cablevision Systems Corp.	(11,342)	—	(11,342)
Deutsche Bank AG		275	Pay or receive amounts based on market value fluctuation of Cal Dive International, Inc.	(280,717)	—	(280,717)
Deutsche Bank AG		6	Pay or receive amounts based on market value fluctuation of Cameron International Corp.	4,779	—	4,779
Deutsche Bank AG	CAD	— (r)	Pay or receive amounts based on market value fluctuation of Canadian Pacific Railway Ltd.	(387)	—	(387)
Deutsche Bank AG		(10)	Pay or receive amounts based on market value fluctuation of Capital Holdings, Inc.	(2,210)	—	(2,210)
Deutsche Bank AG		5	Pay or receive amounts based on market value fluctuation of Caretrust REIT, Inc.	52,538	—	52,538
Deutsche Bank AG		32	Pay or receive amounts based on market value fluctuation of Casa Ley	4,680	—	4,680
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of CEMEX SAB de CV	89	—	89
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of CEMEX SAB de CV	(84)	—	(84)
Deutsche Bank AG		(5)	Pay or receive amounts based on market value fluctuation of Centene Corp.	(19,217)	—	(19,217)
Deutsche Bank AG		275	Pay or receive amounts based on market value fluctuation of Cenveo Corp.	(43,749)	—	(43,749)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Cenveo Corp.	492	—	492
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Chambers Street Properties	360	—	360
Deutsche Bank AG		1,675	Pay or receive amounts based on market value fluctuation of Cheniere Energy, Inc.	(515,239)	—	(515,239)
Deutsche Bank AG		(7)	Pay or receive amounts based on market value fluctuation of Cheniere Energy, Inc.	119,829	—	119,829
Deutsche Bank AG		5	Pay or receive amounts based on market value fluctuation of CHUBB Corp.	52,578	—	52,578
Deutsche Bank AG		560	Pay or receive amounts based on market value fluctuation of Ciena Corp.	55,640	—	55,640

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG		(17)	Pay or receive amounts based on market value fluctuation of Ciena Corp.	$65,209	$—	$65,209
Deutsche Bank AG		4	Pay or receive amounts based on market value fluctuation of CIGNA Corp.	3,405	—	3,405
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Citrix Systems, Inc.	(648)	—	(648)
Deutsche Bank AG		(325)	Pay or receive amounts based on market value fluctuation of Citrix Systems, Inc.	(7,771)	—	(7,771)
Deutsche Bank AG		20	Pay or receive amounts based on market value fluctuation of Cleco Corp.	(40,056)	—	(40,056)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Community Bank System, Inc.	567	—	567
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of comScore, Inc.	851	—	851
Deutsche Bank AG		525	Pay or receive amounts based on market value fluctuation of Convergys Corp.	311,160	—	311,160
Deutsche Bank AG		(43)	Pay or receive amounts based on market value fluctuation of Convergys Corp.	15,734	—	15,734
Deutsche Bank AG		425	Pay or receive amounts based on market value fluctuation of Cowen Group, Inc.	(31,155)	—	(31,155)
Deutsche Bank AG		(118)	Pay or receive amounts based on market value fluctuation of Cowen Group, Inc.	237,835	—	237,835
Deutsche Bank AG		23	Pay or receive amounts based on market value fluctuation of Crown Castle International Corp.	29,616	—	29,616
Deutsche Bank AG		(17)	Pay or receive amounts based on market value fluctuation of Crown Castle International Corp.	(74,744)	—	(74,744)
Deutsche Bank AG	EUR	6	Pay or receive amounts based on market value fluctuation of Delhaize Group SA	32,753	—	32,753
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of DENTSPLY International, Inc.	733	—	733
Deutsche Bank AG		26	Pay or receive amounts based on market value fluctuation of Dominion Resources, Inc.	(132,902)	—	(132,902)
Deutsche Bank AG		(14)	Pay or receive amounts based on market value fluctuation of Dominion Resources, Inc.	32,224	—	32,224
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Durata Therapeutics, Inc.	1,928	—	1,928
Deutsche Bank AG	CAD	1	Pay or receive amounts based on market value fluctuation of Element Financial Corp.	141	—	141

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG		175	Pay or receive amounts based on market value fluctuation of Encore Capital Group, Inc.	$(48,067)	$—	$(48,067)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Encore Capital Group, Inc.	21,361	—	21,361
Deutsche Bank AG	EUR	42	Pay or receive amounts based on market value fluctuation of Enel Green Power SpA	(3,099)	—	(3,099)
Deutsche Bank AG	EUR	(20)	Pay or receive amounts based on market value fluctuation of Enel SpA	4,198	—	4,198
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Energy XXI Ltd.	(506,133)	—	(506,133)
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of Equinix, Inc.	(19,735)	—	(19,735)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Expedia, Inc.	50	—	50
Deutsche Bank AG		21	Pay or receive amounts based on market value fluctuation of EZChip Semiconductor Ltd.	7,574	—	7,574
Deutsche Bank AG		225	Pay or receive amounts based on market value fluctuation of EZCorp.	(54,206)	—	(54,206)
Deutsche Bank AG		(3)	Pay or receive amounts based on market value fluctuation of EZCorp.	3,405	—	3,405
Deutsche Bank AG		(4)	Pay or receive amounts based on market value fluctuation of Ferrari NV	1,658	—	1,658
Deutsche Bank AG		38	Pay or receive amounts based on market value fluctuation of Fiat Chrysler Automobiles NV	(779,734)	—	(779,734)
Deutsche Bank AG		(265)	Pay or receive amounts based on market value fluctuation of Fiat Chrysler Automobiles NV	383,789	—	383,789
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Fidelity & Guaranty Life Holdings, Inc.	(385)	—	(385)
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of First Niagara Financial Group, Inc.	276	—	276
Deutsche Bank AG		(28)	Pay or receive amounts based on market value fluctuation of FNB Corp.	(6,710)	—	(6,710)
Deutsche Bank AG		275	Pay or receive amounts based on market value fluctuation of Gain Capital Holdings, Inc.	19,735	—	19,735
Deutsche Bank AG		50	Pay or receive amounts based on market value fluctuation of General Cable Corp.	(31,616)	—	(31,616)
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of General Cable Corp.	4,567	—	4,567

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued): .
Deutsche Bank AG	375	Pay or receive amounts based on market value fluctuation of GTAdvanced Technologies, Inc.	$(284,750)	$—	$(284,750)
Deutsche Bank AG	(19)	Pay or receive amounts based on market value fluctuation of Halliburton Co.	54,974	—	54,974
Deutsche Bank AG	26	Pay or receive amounts based on market value fluctuation of Hawaiian Electric Industries, Inc.	32,156	—	32,156
Deutsche Bank AG	29	Pay or receive amounts based on market value fluctuation of Health Care REIT, Inc.	(104,564)	—	(104,564)
Deutsche Bank AG	(14)	Pay or receive amounts based on market value fluctuation of Health Care REIT, Inc.	(23,710)	—	(23,710)
Deutsche Bank AG	8	Pay or receive amounts based on market value fluctuation of Health Net, Inc.	38,847	—	38,847
Deutsche Bank AG	275	Pay or receive amounts based on market value fluctuation of Healthways, Inc.	(38,454)	—	(38,454)
Deutsche Bank AG	(7)	Pay or receive amounts based on market value fluctuation of Healthways, Inc.	(895)	—	(895)
Deutsche Bank AG	550	Pay or receive amounts based on market value fluctuation of Herbalife Ltd.	34,274	—	34,274
Deutsche Bank AG	275	Pay or receive amounts based on market value fluctuation of HomeAway, Inc.	(9,782)	—	(9,782)
Deutsche Bank AG	5	Pay or receive amounts based on market value fluctuation of Humana, Inc.	(43,143)	—	(43,143)
Deutsche Bank AG	TWD 144	Pay or receive amounts based on market value fluctuation of Inotera Memories, Inc.	(2,195)	—	(2,195)
Deutsche Bank AG	(7)	Pay or receive amounts based on market value fluctuation of Iron Mountain, Inc.	30,040	—	30,040
Deutsche Bank AG	700	Pay or receive amounts based on market value fluctuation of iStar Financial, Inc.	(79,499)	—	(79,499)
Deutsche Bank AG	15	Pay or receive amounts based on market value fluctuation of iStar Financial, Inc.	(177,974)	—	(177,974)
Deutsche Bank AG	(84)	Pay or receive amounts based on market value fluctuation of iStar Financial, Inc.	97,788	—	97,788
Deutsche Bank AG	EUR 31	Pay or receive amounts based on market value fluctuation of Italcementi SpA	2,748	—	2,748
Deutsche Bank AG	700	Pay or receive amounts based on market value fluctuation of Jakks Pacific, Inc.	39,429	—	39,429
Deutsche Bank AG	575	Pay or receive amounts based on market value fluctuation of Jakks Pacific, Inc.	54,419	—	54,419

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	(102)		Pay or receive amounts based on market value fluctuation of Jakks Pacific, Inc.	$76,580	$—	$76,580
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Journal Media Group, Inc.	755	—	755
Deutsche Bank AG	(1)		Pay or receive amounts based on market value fluctuation of KeyCorp	(172)	—	(172)
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of KLA-Tencor Corp.	1,094	—	1,094
Deutsche Bank AG	EUR (30)		Pay or receive amounts based on market value fluctuation of Koninklijke Ahold NV	(24,189)	—	(24,189)
Deutsche Bank AG	(25)		Pay or receive amounts based on market value fluctuation of Lam Research Corp.	(69,604)	—	(69,604)
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Lexington Realty Trust	45	—	45
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Liberty Global PLC	(93)	—	(93)
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Liberty Global PLC	(218)	—	(218)
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of M/I Homes, Inc.	(446)	—	(446)
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of M/I Homes, Inc.	593	—	593
Deutsche Bank AG	11		Pay or receive amounts based on market value fluctuation of Maiden Holdings Ltd.	13,488	—	13,488
Deutsche Bank AG	(25)		Pay or receive amounts based on market value fluctuation of Maiden Holdings Ltd.	30,236	—	30,236
Deutsche Bank AG	3		Pay or receive amounts based on market value fluctuation of MedAssets, Inc.	1,604	—	1,604
Deutsche Bank AG	20		Pay or receive amounts based on market value fluctuation of Media General, Inc.	35,959	—	35,959
Deutsche Bank AG	(39)		Pay or receive amounts based on market value fluctuation of Medicine Co.	44,099	—	44,099
Deutsche Bank AG	975		Pay or receive amounts based on market value fluctuation of Medicines Co.	186,286	—	186,286
Deutsche Bank AG	500		Pay or receive amounts based on market value fluctuation of Medicines Co. (The)	(83,562)	—	(83,562)
Deutsche Bank AG	(61)		Pay or receive amounts based on market value fluctuation of Meritor, Inc.	289,192	—	289,192

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	12	Pay or receive amounts based on market value fluctuation of Metro Bancorp, Inc.	$17,261	$—	$17,261
Deutsche Bank AG	1,025	Pay or receive amounts based on market value fluctuation of MGIC Investment Corp.	(2,259)	—	(2,259)
Deutsche Bank AG	5	Pay or receive amounts based on market value fluctuation of MGIC Investment Corp.	5,887	—	5,887
Deutsche Bank AG	(120)	Pay or receive amounts based on market value fluctuation of MGIC Investment Corp.	220,324	—	220,324
Deutsche Bank AG	3,950	Pay or receive amounts based on market value fluctuation of Microchip Technology, Inc.	(75,967)	—	(75,967)
Deutsche Bank AG	(153)	Pay or receive amounts based on market value fluctuation of Microchip Technology, Inc.	(325,834)	—	(325,834)
Deutsche Bank AG	(1)	Pay or receive amounts based on market value fluctuation of Microsemi Corp.	1,751	—	1,751
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Mitel Networks Corp.	(306)	—	(306)
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Mitel Networks Corp.	211	—	211
Deutsche Bank AG	625	Pay or receive amounts based on market value fluctuation of ModusLink Global Solutions, Inc.	(114,474)	—	(114,474)
Deutsche Bank AG	(33)	Pay or receive amounts based on market value fluctuation of ModusLink Global Solutions, Inc.	20,673	—	20,673
Deutsche Bank AG	31	Pay or receive amounts based on market value fluctuation of National Penn Bancshares, Inc.	12,509	—	12,509
Deutsche Bank AG	2	Pay or receive amounts based on market value fluctuation of NewBridge Bancorp	9	—	9
Deutsche Bank AG	(2)	Pay or receive amounts based on market value fluctuation of Nexstar Broadcasting Group	(16,657)	—	(16,657)
Deutsche Bank AG	(6)	Pay or receive amounts based on market value fluctuation of Nextera Energy, Inc.	(45,974)	—	(45,974)
Deutsche Bank AG	(85)	Pay or receive amounts based on market value fluctuation of Nokia ADR	(32,821)	—	(32,821)
Deutsche Bank AG	100	Pay or receive amounts based on market value fluctuation of Northstar Real Estate	(86,325)	—	(86,325)
Deutsche Bank AG	(7)	Pay or receive amounts based on market value fluctuation of NorthStar Realty Finance Corp.	58,439	—	58,439
Deutsche Bank AG	900	Pay or receive amounts based on market value fluctuation of Novellus Systems, Inc.	217,372	—	217,372

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	3,325	Pay or receive amounts based on market value fluctuation of NRG Yield, Inc.	$(856,879)	$—	$(856,879)
Deutsche Bank AG	(5)	Pay or receive amounts based on market value fluctuation of NRG Yield, Inc.	1,743	—	1,743
Deutsche Bank AG	(39)	Pay or receive amounts based on market value fluctuation of NRG Yield, Inc.	20,220	—	20,220
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of NXP Semiconductors NV	(103)	—	(103)
Deutsche Bank AG	199	Pay or receive amounts based on market value fluctuation of Office Depot, Inc.	(400,880)	—	(400,880)
Deutsche Bank AG	GBP 150	Pay or receive amounts based on market value fluctuation of Pace PLC	60,655	—	60,655
Deutsche Bank AG	3	Pay or receive amounts based on market value fluctuation of PartnerRe Ltd.	7,843	—	7,843
Deutsche Bank AG	125	Pay or receive amounts based on market value fluctuation of PDL Biopharma, Inc.	(18,794)	—	(18,794)
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of PDL Biopharma, Inc.	60	—	60
Deutsche Bank AG	50	Pay or receive amounts based on market value fluctuation of Pepco Holdings, Inc.	(9,929)	—	(9,929)
Deutsche Bank AG	(22)	Pay or receive amounts based on market value fluctuation of Pfizer, Inc.	(21,244)	—	(21,244)
Deutsche Bank AG	1	Pay or receive amounts based on market value fluctuation of Phoenix Cos., Inc. (The)	1,973	—	1,973
Deutsche Bank AG	4	Pay or receive amounts based on market value fluctuation of Piedmont Natural Gas Co.	(2,140)	—	(2,140)
Deutsche Bank AG	7	Pay or receive amounts based on market value fluctuation of PMC Sierra, Inc.	10,024	—	10,024
Deutsche Bank AG	7	Pay or receive amounts based on market value fluctuation of Post Holdings, Inc.	267,750	—	267,750
Deutsche Bank AG	(12)	Pay or receive amounts based on market value fluctuation of Post Holdings, Inc.	(83,349)	—	(83,349)
Deutsche Bank AG	500	Pay or receive amounts based on market value fluctuation of Powerwave Technologies, Inc.	(134,375)	—	(134,375)
Deutsche Bank AG	4	Pay or receive amounts based on market value fluctuation of Precision Castparts Corp.	5,332	—	5,332
Deutsche Bank AG	32	Pay or receive amounts based on market value fluctuation of Property Development Center	1,529	—	1,529

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	1	Pay or receive amounts based on market value fluctuation of Prosensa Holdings	$448	$—	$448
Deutsche Bank AG	150	Pay or receive amounts based on market value fluctuation of Quantum Corp.	(14,597)	—	(14,597)
Deutsche Bank AG	(43)	Pay or receive amounts based on market value fluctuation of Quantum Corp.	(1,287)	—	(1,287)
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Rambus, Inc.	14	—	14
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Rambus, Inc.	(14)	—	(14)
Deutsche Bank AG	AUD 39	Pay or receive amounts based on market value fluctuation of Recall Holdings Ltd.	(13,359)	—	(13,359)
Deutsche Bank AG	6	Pay or receive amounts based on market value fluctuation of Red Hat, Inc.	34,346	—	34,346
Deutsche Bank AG	(625)	Pay or receive amounts based on market value fluctuation of Red Hat, Inc.	(144,279)	—	(144,279)
Deutsche Bank AG	(19)	Pay or receive amounts based on market value fluctuation of Renewable Energy Group, Inc.	(11,473)	—	(11,473)
Deutsche Bank AG	400	Pay or receive amounts based on market value fluctuation of Renewable NRG Systems	(114,306)	—	(114,306)
Deutsche Bank AG	1	Pay or receive amounts based on market value fluctuation of Rentrak Corp.	(680)	—	(680)
Deutsche Bank AG	GBP 83	Pay or receive amounts based on market value fluctuation of Rexam PLC	12,983	—	12,983
Deutsche Bank AG	GBP (24)	Pay or receive amounts based on market value fluctuation of Royal Dutch Shell PLC	131,852	—	131,852
Deutsche Bank AG	GBP 13	Pay or receive amounts based on market value fluctuation of SABMiller PLC	13	—	13
Deutsche Bank AG	29	Pay or receive amounts based on market value fluctuation of Sanchez Energy Corp.	(1,492,124)	—	(1,492,124)
Deutsche Bank AG	11	Pay or receive amounts based on market value fluctuation of Sanchez Energy Corp.	(858,620)	—	(858,620)
Deutsche Bank AG	(51)	Pay or receive amounts based on market value fluctuation of Sanchez Energy Corp.	155,377	—	155,377
Deutsche Bank AG	300	Pay or receive amounts based on market value fluctuation of SanDisk Corp.	(11,898)	—	(11,898)
Deutsche Bank AG	(5)	Pay or receive amounts based on market value fluctuation of Schlumberger Ltd.	7,478	—	7,478

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	(7)	Pay or receive amounts based on market value fluctuation of Schulman, (A.), Inc.	$61,382	$—	$61,382
Deutsche Bank AG	400	Pay or receive amounts based on market value fluctuation of Scorpio Tankers, Inc.	(6,384)	—	(6,384)
Deutsche Bank AG	(19)	Pay or receive amounts based on market value fluctuation of Scorpio Tankers, Inc.	22,808	—	22,808
Deutsche Bank AG	100	Pay or receive amounts based on market value fluctuation of Shengdatech, Inc.	(1,499)	—	(1,499)
Deutsche Bank AG	1,525	Pay or receive amounts based on market value fluctuation of Ship Finance International Ltd.	112,823	—	112,823
Deutsche Bank AG	(63)	Pay or receive amounts based on market value fluctuation of Ship Finance International Ltd.	(655)	—	(655)
Deutsche Bank AG	(1)	Pay or receive amounts based on market value fluctuation of Shire PLC	12,001	—	12,001
Deutsche Bank AG	1	Pay or receive amounts based on market value fluctuation of Sirona Dental Systems, Inc.	(732)	—	(732)
Deutsche Bank AG	2	Pay or receive amounts based on market value fluctuation of SolarWinds, Inc.	1,578	—	1,578
Deutsche Bank AG	10	Pay or receive amounts based on market value fluctuation of Solera Holdings, Inc.	9,612	—	9,612
Deutsche Bank AG	70	Pay or receive amounts based on market value fluctuation of Southwestern Energy Co.	(2,633,945)	—	(2,633,945)
Deutsche Bank AG	(148)	Pay or receive amounts based on market value fluctuation of Southwestern Energy Co.	1,658,651	—	1,658,651
Deutsche Bank AG	750	Pay or receive amounts based on market value fluctuation of Spectrum Pharmaceuticals, Inc.	(97,037)	—	(97,037)
Deutsche Bank AG	(38)	Pay or receive amounts based on market value fluctuation of Spectrum Pharmaceuticals, Inc.	13,880	—	13,880
Deutsche Bank AG	6	Pay or receive amounts based on market value fluctuation of Stancorp Financial Group, Inc.	(1,120)	—	(1,120)
Deutsche Bank AG	(43)	Pay or receive amounts based on market value fluctuation of Staples, Inc.	193,347	—	193,347
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Steris Corp.	(2)	—	(2)
Deutsche Bank AG	425	Pay or receive amounts based on market value fluctuation of Stillwater Mining Co.	(103,508)	—	(103,508)
Deutsche Bank AG	(17)	Pay or receive amounts based on market value fluctuation of Stillwater Mining Co.	21,389	—	21,389

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	2,050	Pay or receive amounts based on market value fluctuation of SunEdison, Inc.	$(2,008,339)	$—	$(2,008,339)
Deutsche Bank AG	1,350	Pay or receive amounts based on market value fluctuation of SunEdison, Inc.	(1,580,965)	—	(1,580,965)
Deutsche Bank AG	(142)	Pay or receive amounts based on market value fluctuation of SunEdison, Inc.	626,016	—	626,016
Deutsche Bank AG	20	Pay or receive amounts based on market value fluctuation of Symetra Financial Corp.	5,165	—	5,165
Deutsche Bank AG	22	Pay or receive amounts based on market value fluctuation of Teco Energy, Inc.	7,725	—	7,725
Deutsche Bank AG	GBP 32	Pay or receive amounts based on market value fluctuation of Telecity Group PLC	60,495	—	60,495
Deutsche Bank AG	EUR 61	Pay or receive amounts based on market value fluctuation of Telecom Italia SpA	1,549	—	1,549
Deutsche Bank AG	EUR (61)	Pay or receive amounts based on market value fluctuation of Telecom Italia SpA	(1,319)	—	(1,319)
Deutsche Bank AG	1	Pay or receive amounts based on market value fluctuation of Time Warner Cable, Inc.	(2,538)	—	(2,538)
Deutsche Bank AG	30	Pay or receive amounts based on market value fluctuation of T-Mobile US, Inc.	254,973	—	254,973
Deutsche Bank AG	(45)	Pay or receive amounts based on market value fluctuation of T-Mobile US, Inc.	(37,537)	—	(37,537)
Deutsche Bank AG	EUR 51	Pay or receive amounts based on market value fluctuation of TNT Express NV	2,732	—	2,732
Deutsche Bank AG	3,125	Pay or receive amounts based on market value fluctuation of Trinity Industries, Inc.	(1,141,772)	—	(1,141,772)
Deutsche Bank AG	(79)	Pay or receive amounts based on market value fluctuation of Trinity Industries, Inc.	188,851	—	188,851
Deutsche Bank AG	575	Pay or receive amounts based on market value fluctuation of TTM Technologies, Inc.	(86,294)	—	(86,294)
Deutsche Bank AG	(38)	Pay or receive amounts based on market value fluctuation of TTM Technologies, Inc.	46,663	—	46,663
Deutsche Bank AG	28	Pay or receive amounts based on market value fluctuation of Tyson Foods, Inc.	278,667	—	278,667
Deutsche Bank AG	(25)	Pay or receive amounts based on market value fluctuation of Tyson Foods, Inc.	(236,561)	—	(236,561)
Deutsche Bank AG	EUR 3	Pay or receive amounts based on market value fluctuation of USG People NV	(621)	—	(621)

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	1,100		Pay or receive amounts based on market value fluctuation of UTi Worldwide, Inc.	$(136,542)	$—	$(136,542)
Deutsche Bank AG	935		Pay or receive amounts based on market value fluctuation of Vector Group Ltd.	252,347	—	252,347
Deutsche Bank AG	(45)		Pay or receive amounts based on market value fluctuation of Vector Group Ltd.	(343)	—	(343)
Deutsche Bank AG	AUD 167		Pay or receive amounts based on market value fluctuation of Veda Group Ltd.	11,275	—	11,275
Deutsche Bank AG	—(r	)	Pay or receive amounts based on market value fluctuation of Vereit, Inc.	128	—	128
Deutsche Bank AG	1,250		Pay or receive amounts based on market value fluctuation of Virginia Media Finance	(19,835)	—	(19,835)
Deutsche Bank AG	2,250		Pay or receive amounts based on market value fluctuation of Vishay Intertechnology, Inc.	(215,364)	—	(215,364)
Deutsche Bank AG	(150)		Pay or receive amounts based on market value fluctuation of Vishay Intertechnology, Inc.	(65,512)	—	(65,512)
Deutsche Bank AG	20		Pay or receive amounts based on market value fluctuation of Vivint Solar, Inc.	(126,418)	—	(126,418)
Deutsche Bank AG	—(r	)	Pay or receive amounts based on market value fluctuation of WebMD Health Corp.	692	—	692
Deutsche Bank AG	—(r	)	Pay or receive amounts based on market value fluctuation of WebMD Health Corp.	(658)	—	(658)
Deutsche Bank AG	(1)		Pay or receive amounts based on market value fluctuation of Yadkin Financial Corp.	1	—	1
Deutsche Bank AG	JPY (526)		Pay or receive amounts based on market value fluctuation of Yahoo! Japan Corp.	(98,771)	—	(98,771)
Deutsche Bank AG	450		Pay or receive amounts based on market value fluctuation of Zaza Energy Corp.	(407,543)	—	(407,543)
Deutsche Bank AG	GBP —(r	)	Pay or receive amounts based on market value fluctuation of Royal Dutch Shell PLC	(926)	—	(926)

				$(10,071,077)	$—	$(10,071,077)

(r)	Less than $500 par.

(1)	Bank of America total return swaps have termination dates of 8/12/19.

(2)	Deutsche Bank AG positions have a termination date of 1/17/16. On the Deutsche Bank AG positions, the Portfolio receives or pays the total return on the positions shown in the table above and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.

(3)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$3,514,497,734	$—	$—
Common Stocks	334,409,813	117,685,710	2,429,165
Exchange Traded Funds	30,719,239	—	—
Preferred Stocks	4,227,213	—	100
Rights	125,093	3	62,792
Unaffiliated Funds	73,215,618	—	—
Warrants	1,905,994	—	9,035
Asset-Backed Securities
Collateralized Debt Obligations	—	1,796,806	—
Collateralized Loan Obligations	—	5,144,026	—
Non-Residential Mortgage-Backed Securities	—	2,597,453	1,203,449
Residential Mortgage-Backed Securities	—	11,108,832	—
Bank Loans	—	286,688	1,139,444
Certificates of Deposit	—	2,750,118	—
Commercial Mortgage-Backed Securities	—	13,553,366	2,843,318
Convertible Bonds	—	8,840,574	12,716
Corporate Bonds	—	248,967,239	—
Foreign Government Bonds	—	323,925,842	—
Municipal Bonds	—	5,507,920	—
Residential Mortgage-Backed Securities	—	48,811,359	—
U.S. Government Agency Obligations	—	28,990,762	—
U.S. Treasury Obligations	—	501,188,741	—
Affiliated Money Market Mutual Fund	616,281,234	—	—
Repurchase Agreements	—	33,100,000	—
Foreign Treasury Obligation	—	57,143	—
Commercial Paper	—	3,998,607	—
Options Purchased	247,880	348,971	—
Short Sales—Common Stocks	(170,241,167)	(164,423)	—
Short Sales—Exchange Traded Fund	(270,046)	—	—
Short Sales—U.S. Government Agency Obligation	—	(2,229,445)	—
Options Written	(611,099)	(631,959)	—
Other Financial Instruments*
Financial Futures Contracts	1,043,078	—	—
Commodity Futures Contracts	(6,121,778)	—	—
OTC Forward Foreign Currency Contracts	—	10,200,237	—
OTC interest rate swaps	—	(1,519,921)	—
Centrally cleared interest rate swaps	—	20,160	—
OTC credit default swaps	—	(403,956)	—
Centrally cleared credit default swaps	—	(309,248)	—
OTC Total Return Swaps	—	(10,073,005)	1,928
OTC Currency Swap Agreements	—	501,580	—

Total	$4,399,428,806	$1,354,050,180	$7,701,947

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds	60.6%
Affiliated Money Market Mutual Fund (1.2% represents investments purchased with collateral from securities on loan)	10.6
U.S. Treasury Obligations	8.6
Foreign Government Bonds	5.6
Banks	2.0
Unaffiliated Funds	1.3
Residential Mortgage-Backed Securities	1.0
Oil & Gas	1.0
Transportation Infrastructure	0.9
Repurchase Agreements	0.6
Capital Markets	0.6
Real Estate Investment Trusts (REITs)	0.6
Electric Utilities	0.6
Exchange Traded Funds	0.5
Multi-Utilities	0.5
U.S. Government Agency Obligations	0.5
Construction & Engineering	0.4
Media	0.4
Gas Utilities	0.3
Oil, Gas & Consumable Fuels	0.3
Diversified Financial Services	0.3
Diversified Telecommunication Services	0.3
Commercial Mortgage-Backed Securities	0.3
Road & Rail	0.3
Telecommunications	0.3
Internet Software & Services	0.2
Electric	0.2
Independent Power & Renewable Electricity Producers	0.2
Semiconductors & Semiconductor Equipment	0.2
Chemicals	0.2
Software	0.2
Biotechnology	0.2
Insurance	0.1
Healthcare-Services	0.1
Specialty Retail	0.1
Household Durables	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1
Health Care Providers & Services	0.1
Municipal Bonds	0.1
Collateralized Loan Obligations	0.1
Pharmaceuticals	0.1
Hotels, Restaurants & Leisure	0.1
Aerospace & Defense	0.1
IT Services	0.1
Food Products	0.1
Airlines	0.1
Commercial Paper	0.1
Health Care Equipment & Supplies	0.1
Non-Residential Mortgage-Backed Securities	0.1
Electronic Equipment, Instruments & Components	0.1
Thrifts & Mortgage Finance	0.1
Machinery	0.1
Iron/Steel	0.1
Beverages	0.1
Transportation	0.1
Mining	0.1

Food & Staples Retailing	0.1%
Aerospace & Defense	(0.1)
Banks	(0.1)
Biotechnology	(0.1)
Chemicals	(0.1)
Commercial Services & Supplies	(0.1)
Communications Equipment	(0.1)
Electric Utilities	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Energy Equipment & Services	(0.1)
Food & Staples Retailing	(0.1)
Food Products	(0.1)
Health Care Equipment & Supplies	(0.1)
Health Care Providers & Services	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Insurance	(0.1)
Specialty Retail	(0.1)
IT Services	(0.1)
Machinery	(0.1)
Trading Companies & Distributors	(0.1)
U.S. Government Agency Obligation	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
Pharmaceuticals	(0.1)
Real Estate Investment Trusts (REITs)	(0.1)
Road & Rail	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Software	(0.1)
Media	(0.2)
Internet Software & Services	(0.2)

99.4
Other assets in excess of liabilities	0.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$1,270,597	*	Due from/to broker-variation margin futures	$2,941,771	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,518,813	*	Due from/to broker-variation margin swaps	2,498,653	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	945,144		Unrealized depreciation on OTC swap agreements	1,954,578
Interest rate contracts	Premiums paid for OTC swap agreements	69,475		Premiums received for OTC swap agreements	78,382
Interest rate contracts	Unaffiliated investments	572,520		Options Written outstanding, at value	693,372
Foreign exchange contracts	Due from/to broker-variation margin futures	334,223	*	Due from/to broker-variation margin futures	111,518	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	28,280,426		Unrealized depreciation on OTC forward foreign currency contracts	18,080,189
Foreign exchange contracts	Unaffiliated investments	563		Options written outstanding, at value	548,005
Credit contracts	Unrealized appreciation on OTC swap agreements	119,407		Unrealized depreciation on OTC swap agreements	229,190
Credit contracts	Premiums paid for OTC swap agreements	7,296		Premiums received for OTC swap agreements	301,469
Credit contracts	Unaffiliated investments	20,940		Options written outstanding, at value	503
Credit contracts	Due from/to broker-variation margin swaps	18,796	*	Due from/to broker-variation margin swaps	328,044	*
Equity contracts	Unrealized appreciation on OTC swap agreements	8,540,546		Unrealized depreciation on OTC swap agreements	18,611,623
Equity contracts	Unaffiliated investments	2,105,745		Options written outstanding, at value	1,178
Equity contracts	Due from/to broker-variation margin futures	3,314,003	*	Due from/to broker-variation margin futures	822,456	*
Commodity contracts	Due from/to broker-variation margin futures	2,697,879	*	Due from/to broker-variation margin futures	8,819,657	*

Total		$50,816,373			$56,020,588

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$—	$(2,021,544)	$7,462,726	$1,259,745	$(2,322,682)	$—	$4,378,245
Foreign exchange contracts	—	—	74,574	2,272,453	(1,581,279)	—	40,628,443	41,394,191

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Credit contracts	—	—	(2,420)	57,212	—	307,323	—	362,115
Equity contracts	(5,402)	415,170	442,980	(1,173,553)	10,024,722	6,803,712	—	16,507,629
Commodity contracts	—	—	—	—	(65,008,116)	—	—	(65,008,116)

Total	$(5,402)	$415,170	$(1,506,410)	$8,618,838	$(55,304,928)	$4,788,353	$40,628,443	$(2,365,936)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Options Purchased(3)	Options Written	Futures	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$156,227	$321,923	$(1,516,358)	$740,608	$—	$(297,600)
Foreign exchange contracts	—	—	13,640	(89,405)	268,392	—	(8,999,365)	(8,806,738)
Credit contracts	—	—	(21,712)	(4,144)	—	(120,233)	—	(146,089)
Equity contracts	(204,602)	(421,068)	(835,889)	1,963,954	(7,947,796)	(7,217,551)	—	(14,662,952)
Commodity contracts	—	—	—	—	15,287,455	—	—	15,287,455

Total	$(204,602)	$(421,068)	$(687,734)	$2,192,328	$6,091,693	$(6,597,176)	$(8,999,365)	$(8,625,924)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Forward Foreign Currency Exchange Contracts — Purchased(4)	Forward Foreign Currency Exchange Contracts — Sold(4)	Cross Currency Exchange Contracts(3)
$2,900,322	$176,013	$1,465,111,285	$646,682,123	$1,001,248,027	$1,465,611,780	$532,375

Interest Rate Swap Agreements(2)	Currency Swap Agreements(2)	Credit Default Swap Agreements — Buy Protection(2)	Credit Default Swap Agreements — Sell Protection(2)	Total Return Swap Agreements(2)
$543,657	$44,052	$20,876	$38,588	$77,322

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America(4-a)	$49,249	$(49,249)	$—	$—
Bank of America(4-b)	165,899	(12,824)	(290,060)	—
Bank of America(5)	10,852	—	—	10,852
Bank of America(6-a)	59,095	—	—	59,095
Bank of America(6-b)	397,851	(397,851)	—	—
Barclays Capital Group(4-a)	50,995	(50,995)	—	—
Barclays Capital Group(4-b)	269	(269)	—	—
Barclays Capital Group(6-b)	1,305,023	(259,965)	—	1,045,058
Barclays Capital Group(7-a)	2,555,964	(2,555,964)	—	—
Barclays Capital Group(7-b)	1,740,910	(1,740,910)	—	—
BNP Paribas(4-a)	509,710	(81,950)	(480,076)	—
BNP Paribas(4-b)	24,528	(24,528)	—	—
BNP Paribas(6-b)	2,325	—	—	2,325
Citigroup Global Markets(4-a)	1,844,878	(343,057)	(1,750,418)	—
Citigroup Global Markets(4-b)	237,928	(124,539)	—	113,389
Citigroup Global Markets(5)	83,548	(8,705)	—	74,843
Citigroup Global Markets(6-a)	37,612	(15,218)	—	22,394
Citigroup Global Markets(6-b)	1,326,768	(713,886)	—	612,882
Credit Suisse First Boston Corp.(4-a)	96,927	(45,720)	—	51,207
Credit Suisse First Boston Corp.(4-b)	38,115	(36,914)	—	1,201
Credit Suisse First Boston Corp.(5)	224,164	(128,784)	—	95,380
Deutsche Bank AG(4-a)	1,898,072	(200,728)	(2,540,517)	—
Deutsche Bank AG(4-b)	69,757	(69,757)	—	—
Deutsche Bank AG(5)	8,529,694	(8,529,694)	—	—
Deutsche Bank AG(6-b)	1,574	—	—	1,574
Goldman Sachs & Co.(4-a)	621,878	(621,878)	—	—
Goldman Sachs & Co.(4-b)	172,218	(172,218)	—	—
Goldman Sachs & Co.(6-b)	—	—	—	—
Hong Kong & Shanghai Bank(4-a)	22,069	(22,069)		—
Hong Kong & Shanghai Bank(4-b)	1,495	(1,495)	—
JPMorgan Chase(4-a)	3,821,130	(276,232)	(3,610,770)	—
JPMorgan Chase(4-b)	524,538	(317,551)	—	206,987
JPMorgan Chase(6-b)	5,980	—	—	5,980
Morgan Stanley(4-a)	1,176,874	(541,214)	(610,097)	25,563
Morgan Stanley(4-b)	356,449	(197,714)	—	158,735
Morgan Stanley(7-a)	6,987,845	(2,194,879)	(3,754,000)	1,038,966
Morgan Stanley(7-b)	2,713,462	(1,101,609)	—	1,611,853
Royal Bank of Canada(4-a)	2,569	—	—	2,569
Royal Bank of Scotland Group PLC(4-b)	8,389	(8,389)	—	—
Standard Chartered PLC(4-a)	4,749	(4,749)	—	—
Standard Chartered PLC(4-b)	8,862	(7,014)	—	1,848
UBS AG(4-a)	390,710	(39,588)	(350,035)	1,087
UBS AG(8)	230,341	(230,341)	—	—

	$38,311,265

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America(4-a)	$(93,696)	$49,249	$—	$(44,447)

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America(4-b)	$(12,824)	$12,824	$—	$—
Bank of America(5)	—	—	—	—
Bank of America(6-a)	—	—	—	—
Bank of America(6-b)	(1,104,439)	397,851	700,000	(6,588)
Barclays Capital Group(4-a)	(83,812)	50,995	—	(32,817)
Barclays Capital Group(4-b)	(81,057)	269	—	(80,788)
Barclays Capital Group(6-b)	(259,965)	259,965	—	—
Barclays Capital Group(7-a)	(6,035,459)	2,555,964	3,229,000	(250,495)
Barclays Capital Group(7-b)	(2,746,202)	1,740,910	1,440,000	—
BNP Paribas(4-a)	(81,950)	81,950	—	—
BNP Paribas(4-b)	(133,589)	24,528	—	(109,061)
BNP Paribas(6-b)	—	—	—	—
Citigroup Global Markets(4-a)	(343,057)	343,057	—	—
Citigroup Global Markets(4-b)	(124,539)	124,539	—	—
Citigroup Global Markets(5)	(8,705)	8,705	—	—
Citigroup Global Markets(6-a)	(15,218)	15,218	—	—
Citigroup Global Markets(6-b)	(713,886)	713,886	—	—
Credit Suisse First Boston Corp.(4-a)	(45,720)	45,720	—	—
Credit Suisse First Boston Corp.(4-b)	(36,914)	36,914	—	—
Credit Suisse First Boston Corp.(5)	(128,784)	128,784	—	—
Deutsche Bank AG(4-a)	(200,728)	200,728	—	—
Deutsche Bank AG(4-b)	(414,321)	69,757	299,708	(44,856)
Deutsche Bank AG(5)	(18,611,623)	8,529,694	25,210,000	—
Deutsche Bank AG(6-b)	—	—	—	—
Goldman Sachs & Co.(4-a)	(720,687)	621,878	—	(98,809)
Goldman Sachs & Co.(4-b)	(367,286)	172,218	274,690	—
Goldman Sachs & Co.(6-b)	(76,740)	—	—	(76,740)
Hong Kong & Shanghai Bank(4-a)	(1,964,338)	22,069	2,704,147	—
Hong Kong & Shanghai Bank(4-b)	(70,657)	1,495	—	(69,162)
JPMorgan Chase(4-a)	(276,232)	276,232	—	—
JPMorgan Chase(4-b)	(317,551)	317,551	—	—
JPMorgan Chase(6-b)	—	—	—	—
Morgan Stanley(4-a)	(541,214)	541,214	—	—
Morgan Stanley(4-b)	(197,714)	197,714	—	—
Morgan Stanley(7-a)	(2,194,879)	2,194,879	—	—
Morgan Stanley(7-b)	(1,101,609)	1,101,609	—	—
Royal Bank of Canada(4-a)	—	—	—	—
Royal Bank of Scotland Group PLC(4-b)	(398,270)	8,389	267,354	(122,527)
Standard Chartered PLC(4-a)	(23,948)	4,749	—	(19,199)
Standard Chartered PLC(4-b)	(7,014)	7,014	—	—
UBS AG(4-a)	(39,588)	39,588	—	—
UBS AG(8)	(313,175)	230,341	1,731,781	—

	$(39,887,390)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

(4-a)	PIMCO (International Hedge).

(4-b)	PIMCO (Real Return).

(5)	AQR.

(6-a)	Western Asset Management (Emerging Markets).

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(6-b)	Western Asset Management (Macro Opportunities).

(7-a)	First Quadrant (Currency).

(7-b)	First Quadrant (Global Macro).

(8)	Alpha Simplex.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $68,106,318:
Affiliated investments (cost $3,578,672,297)	$4,130,778,968
Unaffiliated investments (cost $1,872,362,303)	1,811,211,029
Cash	975,341
Foreign currency, at value (cost $6,467,003)	6,417,689
Deposit with Broker for futures and centrally cleared swaps	9,987,093
Deposit with Broker for securities sold short	171,950,888
Receivable for investments sold	94,227,829
Unrealized appreciation on OTC forward foreign currency contracts	28,280,426
Cash segregated for Counterparty—OTC	25,910,000
Dividends and interest receivable	10,524,503
Unrealized appreciation on OTC swap agreements	9,605,097
Due from broker-variation margin futures	1,195,542
Receivable for fund share sold	830,592
Tax reclaim receivable	828,470
Due from broker-variation margin swaps	429,909
Receivable from affiliate	83,725
Premiums paid for OTC swap agreements	76,771
Prepaid expenses	22,503

Total Assets	6,303,336,375

LIABILITIES:
Payable for investments purchased	203,595,734
Securities sold short, at value (proceeds received $176,299,941)	170,675,636
Payable to broker for collateral for securities on loan	70,649,981
Unrealized depreciation on OTC swap agreements	20,795,391
Unrealized depreciation on OTC forward foreign currency contracts	18,080,189
Cash segregated from Counterparty—OTC	13,425,981
U.S. Government Agency Obligations—Short (proceeds received $2,231,875)	2,229,445
Advisory fees payable	1,443,705
Options written outstanding, at value (premiums received $2,197,375)	1,243,058
Accrued expenses and other liabilities	673,155
Premiums received for OTC swap agreements	379,851
Dividends payable on securities sold short	212,527
Distribution fee payable	63,688
Payable for fund share repurchased	23,424
Affiliated transfer agent fee payable	340

Total Liabilities	503,492,105

NET ASSETS	$5,799,844,270

Net assets were comprised of:
Paid-in capital	$4,611,958,705
Retained earnings	1,187,885,565

Net assets, December 31, 2015	$5,799,844,270

Net asset value and redemption price per share, $5,799,844,270 / 459,368,149 outstanding shares of beneficial interest	$12.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$35,266,559
Unaffiliated dividend income (net) (foreign withholding tax $494,625, includes $66,761 reimbursable by an affiliate)	15,408,297
Affiliated dividend income	1,540,712
Affiliated income from securities lending, net	851,726

53,067,294

EXPENSES
Advisory fees	46,127,890
Distribution fee	4,708,224
Dividends on securities sold short	2,619,913
Custodian and accounting fees	1,741,000
Broker fees and expenses on short sales	515,924
Audit fee	91,000
Trustees’ fees	75,000
Insurance expenses	40,000
Shareholders’ reports	30,000
Legal fees and expenses	26,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Commitment fee on syndicated credit agreement	8,000
Loan interest expense	7,951
Interest expense	6,070
Miscellaneous	33,063

Total expenses	56,039,035

NET INVESTMENT LOSS	(2,971,741)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $197,860,486)	216,479,446
Net capital gain distribution received	247,764
Futures transactions	(55,304,928)
Options written transactions	8,618,838
Short sales transactions	(9,738,762)
Swap agreements transactions	4,788,353
Foreign currency transactions	(9,989,070)

155,101,641

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated $(287,035,583))	(384,058,822)
Futures	6,091,693
Options written	2,192,328
Short sales	19,538,589
Swap agreements	(6,597,176)
Foreign currencies	(9,830,319)

(372,663,707)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(217,562,066)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(220,533,807)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(2,971,741)	$7,211,143
Net realized gain on investment and foreign currency transactions	155,101,641	257,475,546
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(372,663,707)	24,093,574

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(220,533,807)	288,780,263

FUND SHARE TRANSACTIONS:
Fund share sold [16,977,978 and 7,690,846 shares, respectively]	218,323,092	99,707,968
Fund share repurchased [118,409,473 and 77,511,638 shares, respectively]	(1,518,138,894)	(995,086,692)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,299,815,802)	(895,378,724)

TOTAL DECREASE IN NET ASSETS	(1,520,349,609)	(606,598,461)
NET ASSETS:
Beginning of year	7,320,193,879	7,926,792,340

End of year	$5,799,844,270	$7,320,193,879

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST AQR LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.9%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 4.4%
Boeing Co. (The)	127,664	$18,458,938
General Dynamics Corp.	208,519	28,642,170
L-3 Communications Holdings, Inc.(a)	136,502	16,313,354
Northrop Grumman Corp.	199,891	37,741,420
Precision Castparts Corp.	21,889	5,078,467
Raytheon Co.	112,913	14,061,056
Textron, Inc.	190,938	8,021,305

		128,316,710

Airlines — 3.1%
American Airlines Group, Inc.	46,103	1,952,462
Delta Air Lines, Inc.	617,776	31,315,065
Southwest Airlines Co.	601,057	25,881,514
United Continental Holdings, Inc.*	552,328	31,648,394

		90,797,435

Auto Components — 0.4%
Delphi Automotive PLC (United Kingdom)	58,885	5,048,211
Goodyear Tire & Rubber Co. (The)	194,278	6,347,062

		11,395,273

Automobiles — 0.8%
General Motors Co.(a)	682,588	23,214,818

Banks — 5.8%
Citigroup, Inc.	684,645	35,430,379
Comerica, Inc.(a)	528,540	22,108,828
Fifth Third Bancorp	636,050	12,784,605
JPMorgan Chase & Co.	203,625	13,445,359
KeyCorp(a)	2,025,953	26,722,320
PNC Financial Services Group, Inc. (The)	310,300	29,574,693
SunTrust Banks, Inc.	308,825	13,230,063
Wells Fargo & Co.	301,886	16,410,523

		169,706,770

Beverages — 1.9%
Coca-Cola Co. (The)	222,216	9,546,399
Dr. Pepper Snapple Group, Inc.	129,300	12,050,760
PepsiCo, Inc.	327,833	32,757,073

		54,354,232

Biotechnology — 3.5%
AbbVie, Inc.	156,867	9,292,801
Amgen, Inc.	171,583	27,853,068
Baxalta, Inc.	89,408	3,489,594
Biogen, Inc.*(a)	65,893	20,186,321
Celgene Corp.*	68,187	8,166,075
Gilead Sciences, Inc.	325,142	32,901,119

		101,888,978

Building Products — 0.8%
Masco Corp.	795,800	22,521,140

Capital Markets — 0.7%
Franklin Resources, Inc.	14,849	546,740
Goldman Sachs Group, Inc. (The)	59,168	10,663,849
Invesco Ltd.	117,376	3,929,748
Morgan Stanley	187,278	5,957,313

		21,097,650

Chemicals — 1.8%
Dow Chemical Co. (The)	232,447	11,966,372

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	312,909	$27,191,792
Mosaic Co. (The)	425,636	11,743,297

		50,901,461

Commercial Services & Supplies — 0.1%
Cintas Corp.	32,574	2,965,863

Communications Equipment — 1.3%
Cisco Systems, Inc.	1,169,844	31,767,114
Juniper Networks, Inc.	176,212	4,863,451

		36,630,565

Construction & Engineering — 0.1%
Fluor Corp.(a)	12,581	594,075
Jacobs Engineering Group, Inc.*	32,298	1,354,901
Quanta Services, Inc.*	42,833	867,368

		2,816,344

Consumer Finance — 1.5%
Capital One Financial Corp.	235,400	16,991,172
Discover Financial Services	392,463	21,043,866
Navient Corp.	240,062	2,748,710
Synchrony Financial*	130,456	3,967,167

		44,750,915

Containers & Packaging — 0.6%
Avery Dennison Corp.(a)	116,556	7,303,399
Owens-Illinois, Inc.*	16,943	295,147
Sealed Air Corp.	165,652	7,388,079
WestRock Co.	61,886	2,823,239

		17,809,864

Diversified Consumer Services
H&R Block, Inc.	19,904	663,002

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc. (Class B Stock)*	308,100	40,681,524
McGraw Hill Financial, Inc.	43,971	4,334,661

		45,016,185

Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc.	291,515	13,473,823

Electric Utilities — 0.4%
Entergy Corp.	35,142	2,402,307
Exelon Corp.	20,278	563,120
Pinnacle West Capital Corp.	138,974	8,961,044

		11,926,471

Electrical Equipment
Eaton Corp. PLC	10,977	571,243

Energy Equipment & Services — 0.1%
Baker Hughes, Inc.	43,500	2,007,525
Cameron International Corp.*	29,776	1,881,843
Ensco PLC (Class A Stock)	22,927	352,847

		4,242,215

Food & Staples Retailing — 2.7%
CVS Health Corp.	198,597	19,416,829
Kroger Co. (The)	386,546	16,169,219
Wal-Mart Stores, Inc.	677,509	41,531,302

		77,117,350

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 2.3%
Archer-Daniels-Midland Co.	467,849	$17,160,701
Campbell Soup Co.	10,677	561,076
ConAgra Foods, Inc.	293,305	12,365,739
Kraft Heinz Co. (The)(a)	96,506	7,021,777
Mead Johnson Nutrition Co.	67,270	5,310,967
Mondelez International, Inc. (Class A Stock)	541,923	24,299,827

		66,720,087

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories	33,711	1,513,961
Edwards Lifesciences Corp.*	170,362	13,455,191

		14,969,152

Health Care Providers & Services — 7.2%
Aetna, Inc.	351,264	37,978,664
AmerisourceBergen Corp.	168,421	17,466,942
Anthem, Inc.	189,896	26,479,098
Cardinal Health, Inc.	60,466	5,397,800
CIGNA Corp.	41,824	6,120,106
Express Scripts Holding Co.*(a)	43,484	3,800,936
HCA Holdings, Inc.*	365,782	24,737,837
Humana, Inc.	18,880	3,370,269
McKesson Corp.	121,799	24,022,417
Quest Diagnostics, Inc.(a)	214,131	15,233,279
UnitedHealth Group, Inc.	301,902	35,515,751
Universal Health Services, Inc. (Class B Stock)	88,980	10,632,220

		210,755,319

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	224,282	12,218,883
Darden Restaurants, Inc.	210,846	13,418,239
Starwood Hotels & Resorts Worldwide, Inc.	27,004	1,870,837
Wyndham Worldwide Corp.	24,172	1,756,096
Yum! Brands, Inc.	193,939	14,167,244

		43,431,299

Household Durables — 0.5%
D.R. Horton, Inc.	69,385	2,222,402
Leggett & Platt, Inc.(a)	91,341	3,838,149
PulteGroup, Inc.	177,621	3,165,206
Whirlpool Corp.	44,715	6,567,292

		15,793,049

Household Products — 1.3%
Kimberly-Clark Corp.	91,211	11,611,160
Procter & Gamble Co. (The)	337,100	26,769,111

		38,380,271

Industrial Conglomerates — 0.4%
General Electric Co.	332,200	10,348,030

Insurance — 5.8%
Aflac, Inc.	89,548	5,363,925
Allstate Corp. (The)(a)	648,443	40,261,826
American International Group, Inc.	346,802	21,491,320
Assurant, Inc.(a)	158,367	12,754,878
Chubb Corp. (The)	36,138	4,793,344
Hartford Financial Services Group, Inc. (The)	265,724	11,548,365
Lincoln National Corp.	300,895	15,122,983
MetLife, Inc.	182,437	8,795,288

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Travelers Cos., Inc. (The)	185,106	$20,891,063
Unum Group	336,713	11,209,176
XL Group PLC (Ireland)	419,660	16,442,279

		168,674,447

Internet & Catalog Retail — 1.4%
Amazon.com, Inc.*	52,938	35,780,265
Netflix, Inc.*	38,747	4,431,882

		40,212,147

Internet Software & Services — 3.8%
Akamai Technologies, Inc.*(a)	104,547	5,502,309
Alphabet, Inc. (Class A Stock)*	44,880	34,917,089
Alphabet, Inc. (Class C Stock)*	43,418	32,949,052
eBay, Inc.*	651,940	17,915,311
Facebook, Inc. (Class A Stock)*	170,797	17,875,614

		109,159,375

IT Services — 3.6%
Accenture PLC (Class A Stock)	90,495	9,456,728
Automatic Data Processing, Inc.	27,720	2,348,438
Cognizant Technology Solutions Corp. (Class A Stock)*(a)	228,307	13,702,986
Fidelity National Information Services, Inc.	195,978	11,876,267
Fiserv, Inc.*	49,597	4,536,142
International Business Machines Corp.	104,134	14,330,921
MasterCard, Inc. (Class A Stock)	68,800	6,698,368
PayPal Holdings, Inc.*	115,495	4,180,919
Teradata Corp.*(a)	243,334	6,428,884
Total System Services, Inc.	274,360	13,663,128
Western Union Co. (The)(a)	178,309	3,193,514
Xerox Corp.	1,402,529	14,908,883

		105,325,178

Leisure Products — 0.1%
Hasbro, Inc.(a)	62,949	4,240,245

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	168,194	7,032,191
Illumina, Inc.*	22,513	4,321,258

		11,353,449

Machinery — 0.2%
Cummins, Inc.	57,336	5,046,141

Media — 1.8%
Comcast Corp. (Class A Stock)(a)	222,657	12,564,535
Interpublic Group of Cos., Inc. (The)	286,502	6,669,767
News Corp. (Class A Stock)	368,378	4,921,530
TEGNA, Inc.	160,939	4,107,163
Time Warner Cable, Inc.	46,215	8,577,042
Viacom, Inc. (Class B Stock)	376,271	15,487,314

		52,327,351

Metals & Mining
Nucor Corp.	20,269	816,841

Multiline Retail — 0.8%
Dollar General Corp.	81,190	5,835,125
Macy’s, Inc.	193,890	6,782,272
Target Corp.	154,542	11,221,295

		23,838,692

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities — 1.1%
Consolidated Edison, Inc.(a)	5,642	$362,611
NiSource, Inc.	222,709	4,345,053
PG&E Corp.	104,321	5,548,834
Public Service Enterprise Group, Inc.(a)	591,776	22,895,813

		33,152,311

Oil, Gas & Consumable Fuels — 3.3%
Exxon Mobil Corp.	93,052	7,253,403
Marathon Petroleum Corp.	601,059	31,158,899
Phillips 66	124,238	10,162,668
Pioneer Natural Resources Co.	23,157	2,903,425
Tesoro Corp.	112,955	11,902,068
Valero Energy Corp.	436,776	30,884,431
Williams Cos., Inc. (The)	107,487	2,762,416

		97,027,310

Paper & Forest Products — 0.5%
International Paper Co.	351,401	13,247,818

Pharmaceuticals — 6.4%
Allergan PLC*	62,294	19,466,875
Bristol-Myers Squibb Co.	14,660	1,008,461
Eli Lilly & Co.	101,003	8,510,513
Johnson & Johnson	291,732	29,966,711
Mallinckrodt PLC*	237,357	17,713,953
Merck & Co., Inc.	512,993	27,096,290
Pfizer, Inc.	2,003,179	64,662,618
Zoetis, Inc.	384,054	18,403,868

		186,829,289

Professional Services — 0.5%
Dun & Bradstreet Corp. (The)	32,346	3,361,720
Equifax, Inc.	41,724	4,646,802
Robert Half International, Inc.(a)	144,653	6,818,942

		14,827,464

Real Estate Investment Trusts (REITs) — 2.5%
American Tower Corp.	116,609	11,305,243
AvalonBay Communities, Inc.	35,151	6,472,354
Boston Properties, Inc.	41,583	5,303,496
Crown Castle International Corp.	91,665	7,924,439
Equity Residential	67,000	5,466,530
ProLogis, Inc.	92,700	3,978,684
Public Storage	39,979	9,902,798
Simon Property Group, Inc.	84,403	16,411,319
Welltower, Inc.	68,000	4,626,040

		71,390,903

Road & Rail — 0.1%
Norfolk Southern Corp.	47,762	4,040,188

Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc.	34,186	1,891,170
Broadcom Corp. (Class A Stock)	89,683	5,185,471
First Solar, Inc.*	163,859	10,813,055
Intel Corp.	533,293	18,371,944
Lam Research Corp.(a)	8,901	706,917
Micron Technology, Inc.*(a)	243,643	3,449,985
NVIDIA Corp.(a)	111,761	3,683,643
Texas Instruments, Inc.	201,880	11,065,043
Xilinx, Inc.	255,903	12,019,764

		67,186,992

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software — 4.6%
CA, Inc.	83,505	$2,384,903
Citrix Systems, Inc.*	224,823	17,007,860
Electronic Arts, Inc.*	277,141	19,045,130
Intuit, Inc.	5,215	503,248
Microsoft Corp.	1,371,300	76,079,724
Oracle Corp.	415,230	15,168,352
Symantec Corp.	106,792	2,242,632

		132,431,849

Specialty Retail — 4.6%
Advance Auto Parts, Inc.	8,816	1,326,896
Best Buy Co., Inc.	708,271	21,566,852
Gap, Inc. (The)(a)	253,780	6,268,366
Home Depot, Inc. (The)	208,817	27,616,048
L Brands, Inc.	105,406	10,100,003
Lowe’s Cos., Inc.	471,680	35,866,547
Ross Stores, Inc.	89,480	4,814,919
Staples, Inc.	939,391	8,896,033
TJX Cos., Inc. (The)	166,700	11,820,697
Urban Outfitters, Inc.*	301,083	6,849,638

		135,125,999

Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	952,421	100,251,834
EMC Corp.	305,258	7,839,025
Hewlett Packard Enterprise Co.	288,907	4,391,386
HP, Inc.	506,144	5,992,745
NetApp, Inc.	97,552	2,588,055
Western Digital Corp.(a)	63,665	3,823,083

		124,886,128

Textiles, Apparel & Luxury Goods — 2.2%
Coach, Inc.	217,653	7,123,783
Michael Kors Holdings Ltd.*	237,852	9,528,351
NIKE, Inc. (Class B Stock)	453,034	28,314,625
PVH Corp.	152,994	11,268,008
Ralph Lauren Corp.	62,174	6,931,158

		63,165,925

Tobacco — 1.9%
Altria Group, Inc.	575,860	33,520,811
Philip Morris International, Inc.	236,500	20,790,715

		54,311,526

TOTAL LONG-TERM INVESTMENTS (cost $2,671,736,603)		2,851,193,082

SHORT-TERM INVESTMENT — 4.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $122,994,430; includes $66,756,490 of cash collateral for securities on loan)(b)(w)(Note 4)	122,994,430	122,994,430

TOTAL INVESTMENTS — 102.1% (cost $2,794,731,033)		2,974,187,512
Liabilities in excess of other assets(z) — (2.1)%		(61,920,353)

NET ASSETS — 100.0%		$2,912,267,159

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $64,568,557; cash collateral of $66,756,490 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2-Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Depreciation(1)
Long Position:
485	S&P 500 E-Mini	Mar. 2016	$49,490,613	$49,358,450	$(132,163)

(1)	Cash of $2,231,000 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$128,316,710	$—	$—
Airlines	90,797,435	—	—
Auto Components	11,395,273	—	—
Automobiles	23,214,818	—	—
Banks	169,706,770	—	—
Beverages	54,354,232	—	—
Biotechnology	101,888,978	—	—
Building Products	22,521,140	—	—
Capital Markets	21,097,650	—	—
Chemicals	50,901,461	—	—
Commercial Services & Supplies	2,965,863	—	—
Communications Equipment	36,630,565	—	—
Construction & Engineering	2,816,344	—	—
Consumer Finance	44,750,915	—	—
Containers & Packaging	17,809,864	—	—
Diversified Consumer Services	663,002	—	—
Diversified Financial Services	45,016,185	—	—
Diversified Telecommunication Services	13,473,823	—	—
Electric Utilities	11,926,471	—	—
Electrical Equipment	571,243	—	—
Energy Equipment & Services	4,242,215	—	—
Food & Staples Retailing	77,117,350	—	—
Food Products	66,720,087	—	—
Health Care Equipment & Supplies	14,969,152	—	—
Health Care Providers & Services	210,755,319	—	—
Hotels, Restaurants & Leisure	43,431,299	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Household Durables	$15,793,049	$—	$—
Household Products	38,380,271	—	—
Industrial Conglomerates	10,348,030	—	—
Insurance	168,674,447	—	—
Internet & Catalog Retail	40,212,147	—	—
Internet Software & Services	109,159,375	—	—
IT Services	105,325,178	—	—
Leisure Products	4,240,245	—	—
Life Sciences Tools & Services	11,353,449	—	—
Machinery	5,046,141	—	—
Media	52,327,351	—	—
Metals & Mining	816,841	—	—
Multiline Retail	23,838,692	—	—
Multi-Utilities	33,152,311	—	—
Oil, Gas & Consumable Fuels	97,027,310	—	—
Paper & Forest Products	13,247,818	—	—
Pharmaceuticals	186,829,289	—	—
Professional Services	14,827,464	—	—
Real Estate Investment Trusts (REITs)	71,390,903	—	—
Road & Rail	4,040,188	—	—
Semiconductors & Semiconductor Equipment	67,186,992	—	—
Software	132,431,849	—	—
Specialty Retail	135,125,999	—	—
Technology Hardware, Storage & Peripherals	124,886,128	—	—
Textiles, Apparel & Luxury Goods	63,165,925	—	—
Tobacco	54,311,526	—	—
Affiliated Money Market Mutual Fund	122,994,430	—	—
Other Financial Instruments*
Futures Contracts	(132,163)	—	—

Total	$2,974,055,349	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contacts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Health Care Providers & Services	7.2%
Pharmaceuticals	6.4
Banks	5.8
Insurance	5.8
Specialty Retail	4.6
Software	4.6
Aerospace & Defense	4.4
Technology Hardware, Storage & Peripherals	4.3
Affiliated Money Market Mutual Fund (2.3% represents investments purchased with collateral from securities on loan)	4.2
Internet Software & Services	3.8
IT Services	3.6
Biotechnology	3.5
Oil, Gas & Consumable Fuels	3.3
Airlines	3.1
Food & Staples Retailing	2.7
Real Estate Investment Trusts (REITs)	2.5
Semiconductors & Semiconductor Equipment	2.3
Food Products	2.3
Textiles, Apparel & Luxury Goods	2.2
Beverages	1.9
Tobacco	1.9

Media	1.8%
Chemicals	1.8
Diversified Financial Services	1.5
Consumer Finance	1.5
Hotels, Restaurants & Leisure	1.5
Internet & Catalog Retail	1.4
Household Products	1.3
Communications Equipment	1.3
Multi-Utilities	1.1
Multiline Retail	0.8
Automobiles	0.8
Building Products	0.8
Capital Markets	0.7
Containers & Packaging	0.6
Household Durables	0.5
Health Care Equipment & Supplies	0.5
Professional Services	0.5
Diversified Telecommunication Services	0.5
Paper & Forest Products	0.5
Electric Utilities	0.4
Auto Components	0.4
Life Sciences Tools & Services	0.4
Industrial Conglomerates	0.4
Machinery	0.2
Energy Equipment & Services	0.1
Leisure Products	0.1
Road & Rail	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Industry table (continued)
Commercial Services & Supplies	0.1%
Construction & Engineering	0.1

102.1

Liabilities in excess of other assets	(2.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$132,163	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$7,994,775

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,700,188)

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long position was $72,441,735.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST AQR LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $64,568,557:
Unaffiliated investments (cost $2,671,736,603)	$2,851,193,082
Affiliated investments (cost $122,994,430)	122,994,430
Deposit with Broker for futures	2,231,000
Dividends receivable	3,468,843
Receivable for fund share sold	163,100
Prepaid expenses	23,560

Total Assets	2,980,074,015

LIABILITIES:
Payable to broker for collateral for securities on loan	66,756,490
Due to broker-variation margin futures	465,600
Advisory fees payable	392,436
Accrued expenses and other liabilities	95,538
Distribution fee payable	83,687
Payable for fund share repurchased	12,765
Affiliated transfer agent fee payable	340

Total Liabilities	67,806,856

NET ASSETS	$2,912,267,159

Net assets were comprised of:
Paid-in capital	$2,177,093,516
Retained earnings	735,173,643

Net assets, December 31, 2015	$2,912,267,159

Net asset value and redemption price per share, $2,912,267,159 / 214,893,507 outstanding shares of beneficial interest.	$13.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$60,678,515
Affiliated dividend income	166,633
Affiliated income from securities lending, net	103,297

60,948,445

EXPENSES
Advisory fees	19,067,991
Distribution fee	5,260,398
Custodian and accounting fees	194,000
Trustees’ fees	36,000
Insurance expenses	35,000
Audit fee	25,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	6,000
Miscellaneous	20,767

Total expenses	24,668,156
Less: advisory fee waivers and/or expense reimbursement	(7,405,881)

Net expenses	17,262,275

NET INVESTMENT INCOME	43,686,170

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	228,876,557
Futures transactions	7,994,775

236,871,332

Net change in unrealized appreciation (depreciation) on:
Investments	(231,305,090)
Futures	(1,700,188)

(233,005,278)

NET GAIN ON INVESTMENTS	3,866,054

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,552,224

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$43,686,170	$33,593,253
Net realized gain on investment transactions	236,871,332	164,711,468
Net change in unrealized appreciation (depreciation) on investments	(233,005,278)	133,465,608

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	47,552,224	331,770,329

FUND SHARE TRANSACTIONS:
Fund share sold [33,639,971 and 9,122,438 shares, respectively]	454,742,477	113,434,897
Fund share repurchased [28,371,745 and 21,674,022 shares, respectively]	(381,363,844)	(268,928,736)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	73,378,633	(155,493,839)

TOTAL INCREASE IN NET ASSETS	120,930,857	176,276,490
NET ASSETS:
Beginning of year	2,791,336,302	2,615,059,812

End of year	$2,912,267,159	$2,791,336,302

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 88.0%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AB Global Bond Portfolio*	26,737,660	$269,515,610
AST AQR Emerging Markets Equity Portfolio*	1,732,729	14,520,269
AST AQR Large-Cap Portfolio*	105,393,494	1,428,081,846
AST BlackRock / Loomis Sayles Bond Portfolio*	8,912,012	111,756,634
AST BlackRock Low Duration Bond Portfolio*	6,712,381	69,741,638
AST Boston Partners Large-Cap Value Portfolio*	17,214,934	299,195,558
AST ClearBridge Dividend Growth Portfolio* .	23,869,241	309,345,359
AST Goldman Sachs Global Income Portfolio*	17,464,419	177,089,213
AST Goldman Sachs Large-Cap Value Portfolio*	14,620,293	371,209,243
AST Goldman Sachs Mid-Cap Growth Portfolio*	6,268,842	45,762,549
AST Goldman Sachs Small-Cap Value Portfolio*	5,106,247	86,959,392
AST Goldman Sachs Strategic Income Portfolio*	11,427,361	109,131,301
AST Herndon Large-Cap Value Portfolio*	18,164,712	222,336,076
AST High Yield Portfolio*	15,897,926	129,091,158
AST International Growth Portfolio*	49,703,377	683,918,469
AST International Value Portfolio*	38,569,936	665,717,096
AST Jennison Large-Cap Growth Portfolio* .	17,000,538	394,412,472
AST Large-Cap Value Portfolio*	18,057,574	376,139,266
AST Loomis Sayles Large-Cap Growth Portfolio*	13,600,719	483,097,536
AST Lord Abbett Core Fixed Income Portfolio*	9,383,447	111,850,690
AST MFS Growth Portfolio*	21,956,884	390,832,541
AST MFS Large-Cap Value Portfolio*	14,905,119	225,067,298
AST Mid-Cap Value Portfolio*	1,262,454	24,087,615
AST Money Market Portfolio*	11,086,315	11,086,315
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	900,496	23,367,871
AST Parametric Emerging Markets Equity Portfolio*	1,954,896	13,918,860
AST Prudential Core Bond Portfolio*	63,339,159	707,498,403
AST QMA Emerging Markets Equity Portfolio*	1,102,162	8,707,082
AST QMA International Core Equity Portfolio*	33,082,551	337,111,199
AST QMA Large-Cap Portfolio*	103,143,326	1,425,440,772
AST Small-Cap Growth Opportunities Portfolio*	8,895,407	128,182,817
AST Small-Cap Growth Portfolio*	4,082,274	130,836,882
AST Small-Cap Value Portfolio*	9,108,639	188,093,395
AST T. Rowe Price Large-Cap Growth Portfolio*	12,658,353	309,749,906
AST T. Rowe Price Natural Resources Portfolio*	537,465	9,040,169
AST Templeton Global Bond Portfolio*	79,450	820,714
AST Wellington Global Bond Portfolio*	21,863,432	221,476,564
AST Western Asset Core Plus Bond Portfolio*	45,980,074	526,471,850

AFFILIATED MUTUAL FUNDS (continued)		Shares	Value (Note 2)
AST Western Asset Emerging Markets Debt Portfolio*		3,387,409	$31,943,265

TOTAL LONG-TERM INVESTMENTS (cost $9,525,709,058)(w)			11,072,604,893

SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 10.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,368,248,596)(w)(Note 4)		1,368,248,596	1,368,248,596

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.5%
U.S. Treasury Bills
0.210%	03/03/16	60,000	59,989,440
0.253%	03/17/16	600	599,878

TOTAL U.S. TREASURY OBLIGATIONS (cost $60,577,962)			60,589,318

TOTAL SHORT-TERM INVESTMENTS (cost $1,428,826,558)			1,428,837,914

TOTAL INVESTMENTS — 99.3% (cost $10,954,535,616)			12,501,442,807
Other assets in excess of liabilities(z) — 0.7%			81,834,864

NET ASSETS — 100.0%			$12,583,277,671

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
932	2 Year U.S. Treasury Notes	Mar. 2016	$202,752,440	$202,462,438	$(290,002)
2,449	10 Year U.S. Treasury Notes	Mar. 2016	308,876,870	308,344,406	(532,464)
403	CAC40 10 Euro	Jan. 2016	19,833,134	20,314,893	481,759
62	DAX Index	Mar. 2016	17,260,660	18,145,125	884,465
2,404	Euro STOXX 50	Mar. 2016	82,315,254	85,744,243	3,428,989
198	FTSE 100 Index	Mar. 2016	17,235,928	18,091,548	855,620
519	Russell 2000 Mini Index	Mar. 2016	58,027,318	58,724,850	697,532
3,204	S&P 500 E-Mini	Mar. 2016	320,543,189	326,071,080	5,527,891
629	S&P 500 Index	Mar. 2016	314,688,700	320,066,650	5,377,950
285	TOPIX Index	Mar. 2016	37,302,883	36,693,498	(609,385)

					$15,822,355

(1)	U.S. Treasury securities with a combined market value of $60,589,318 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$11,072,604,893	$—	$—
U.S. Treasury Obligations	—	60,589,318	—
Affiliated Money Market Mutual Fund	1,368,248,596	—	—
Other Financial Instruments*
Futures Contracts	15,822,355	—	—

Total	$12,456,675,844	$60,589,318	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type

Large/Mid-Cap Growth	35.6%
Core Bonds	13.0
Large/Mid-Cap Value	12.2
Money Market	11.0
International Value	8.0
International Growth	5.4
Global Bonds	5.3

Large/Mid-Cap Blend	2.4%
Small-Cap Value	2.2
Small-Cap Growth	2.1
High Yield	1.0
Emerging Markets	0.5
U.S. Treasury Obligations	0.5
Sector	0.1

99.3
Other assets in excess of liabilities	0.7

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from/to broker-variation margin futures	$822,466	*
Equity contracts	Due from/to broker-variation margin futures	17,254,206	*	Due from/to broker-variation margin futures	609,385	*

Total		$17,254,206			$1,431,851

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$4,843,486
Equity contracts	27,569,959

Total	$32,413,445

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(2,041,247)
Equity contracts	(21,433,578)

Total	$(23,474,825)

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long positions was $1,424,691,554.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $10,893,957,654)	$12,440,853,489
Unaffiliated investments (cost $60,577,962)	60,589,318
Cash	9
Foreign currency, at value (cost $89,280,494)	88,134,513
Receivable for fund share sold	1,248,476
Dividends receivable	327,181
Prepaid expenses	12,271

Total Assets	12,591,165,257

LIABILITIES:
Due to broker-variation margin futures	6,171,501
Payable for fund share repurchased	894,751
Advisory fees payable	667,577
Accrued expenses and other liabilities	153,417
Affiliated transfer agent fee payable	340

Total Liabilities	7,887,586

NET ASSETS	$12,583,277,671

Net assets were comprised of:
Paid-in capital	$9,234,632,928
Retained earnings	3,348,644,743

Net assets, December 31, 2015	$12,583,277,671

Net asset value and redemption price per share, $12,583,277,671 / 835,030,729 outstanding shares of beneficial interest	$15.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Affiliated dividend income	$2,370,029
Interest income	92,229

2,462,258

EXPENSES
Advisory fees	19,550,700
Custodian and accounting fees	500,000
Trustees’ fees	127,000
Legal fees and expenses	35,000
Audit fee	21,000
Insurance expenses	19,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Shareholders’ reports	5,000
Miscellaneous	21,028

Total expenses	20,300,728

NET INVESTMENT LOSS	(17,838,470)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $631,500,093)	631,500,093
Futures transactions	32,413,445
Foreign currency transactions	(7,718,124)

656,195,414

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(558,817,183))	(558,809,036)
Futures	(23,474,825)
Foreign currencies	6,139,673

(576,144,188)

NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES	80,051,226

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,212,756

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(17,838,470)	$(17,694,007)
Net realized gain on investment and foreign currency transactions	656,195,414	347,421,505
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(576,144,188)	508,956,806

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	62,212,756	838,684,304

FUND SHARE TRANSACTIONS:
Fund share sold [31,686,224 and 46,795,085 shares, respectively]	480,971,870	675,289,920
Fund share repurchased [64,127,455 and 39,769,236 shares, respectively]	(959,657,439)	(569,250,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(478,685,569)	106,039,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	(416,472,813)	944,723,857
NET ASSETS:
Beginning of year	12,999,750,484	12,055,026,627

End of year	$12,583,277,671	$12,999,750,484

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 95.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.8%
Raytheon Co.	104,250	$12,982,253

Air Freight & Logistics — 3.4%
C.H. Robinson Worldwide, Inc.	188,210	11,672,784
United Parcel Service, Inc. (Class B Stock)	134,250	12,918,877

		24,591,661

Beverages — 4.1%
Anheuser-Busch InBev NV (Belgium), ADR(a)	65,000	8,125,000
Coca-Cola Co. (The)	302,710	13,004,422
PepsiCo, Inc.	87,460	8,739,003

		29,868,425

Capital Markets — 3.1%
Bank of New York Mellon Corp. (The)	204,590	8,433,200
Blackstone Group LP (The)	486,390	14,222,043

		22,655,243

Chemicals — 4.5%
E.I. du Pont de Nemours & Co.	117,180	7,804,188
Ecolab, Inc.	82,180	9,399,748
PPG Industries, Inc.	83,940	8,294,951
Praxair, Inc.	69,500	7,116,800

		32,615,687

Commercial Services & Supplies — 2.0%
Waste Management, Inc.	275,670	14,712,508

Consumer Finance — 1.0%
American Express Co.	104,430	7,263,107

Diversified Telecommunication Services — 1.7%
Verizon Communications, Inc.	276,700	12,789,074

Electric Utilities — 3.8%
Brookfield Infrastructure Partners LP(a)	355,690	13,484,208
NextEra Energy, Inc.	136,240	14,153,974

		27,638,182

Energy Equipment & Services — 2.0%
Schlumberger Ltd.	206,160	14,379,660

Food & Staples Retailing — 5.6%
Costco Wholesale Corp.	105,830	17,091,545
CVS Caremark Corp.	95,000	9,288,150
Sysco Corp.	74,800	3,066,800
Wal-Mart Stores, Inc.	187,730	11,507,849

		40,954,344

Food Products — 2.7%
Nestle SA (Switzerland), ADR	264,130	19,656,554

Health Care Providers & Services — 1.6%
UnitedHealth Group, Inc.	99,050	11,652,242

Household Products — 4.2%
Kimberly-Clark Corp.	165,110	21,018,503
Procter & Gamble Co. (The)	124,520	9,888,133

		30,906,636

Independent Power & Renewable Electricity Producers — 1.0%
Brookfield Renewable Energy Partners LP (Canada), (NYSE)	47,160	1,234,649

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
Brookfield Renewable Energy Partners LP (Canada), (TSX)	241,760	$6,337,093

		7,571,742

Industrial Conglomerates — 4.7%
3M Co.	108,730	16,379,087
General Electric Co.	585,000	18,222,750

		34,601,837

Insurance — 5.0%
MetLife, Inc.	372,900	17,977,509
Travelers Cos., Inc. (The)	163,160	18,414,238

		36,391,747

IT Services — 1.9%
Automatic Data Processing, Inc.	162,450	13,762,764

Media — 7.0%
Comcast Corp. (Class A Stock)	309,490	17,464,521
Time Warner, Inc.	231,080	14,943,944
Walt Disney Co. (The)	182,720	19,200,218

		51,608,683

Multi-Utilities — 2.5%
WEC Energy Group, Inc.	352,030	18,062,659

Oil, Gas & Consumable Fuels — 4.5%
Exxon Mobil Corp.	206,050	16,061,597
Occidental Petroleum Corp.	95,040	6,425,654
Spectra Energy Corp.(a)	447,670	10,717,220

		33,204,471

Paper & Forest Products — 1.2%
International Paper Co.	230,510	8,690,227

Pharmaceuticals — 6.2%
Johnson & Johnson	182,830	18,780,298
Merck & Co., Inc.	330,060	17,433,769
Pfizer, Inc.	275,080	8,879,582

		45,093,649

Real Estate Investment Trusts (REITs) — 4.9%
American Tower Corp.	217,180	21,055,601
Healthcare Trust of America, Inc. (Class A Stock)	230,000	6,203,100
Weyerhaeuser Co.	294,510	8,829,410

		36,088,111

Road & Rail — 1.9%
Union Pacific Corp.	181,910	14,225,362

Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	337,580	11,629,631
Texas Instruments, Inc.	88,610	4,856,714

		16,486,345

Software — 4.9%
Microsoft Corp.	443,800	24,622,024
Oracle Corp.	318,530	11,635,901

		36,257,925

Specialty Retail — 3.1%
Home Depot, Inc. (The)	170,470	22,544,657

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	173,940	$18,308,924

TOTAL LONG-TERM INVESTMENTS (cost $589,020,291)		695,564,679

SHORT-TERM INVESTMENT — 8.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $64,919,110; includes $30,154,611 of cash collateral for securities on loan)(b)(w)(Note 4)	64,919,110	64,919,110

TOTAL INVESTMENTS — 103.9% (cost $653,939,401)		760,483,789
Liabilities in excess of other assets — (3.9)%		(28,805,540)

NET ASSETS — 100.0%		$731,678,249

See the Glossary for abbreviations used in the annual report.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $29,686,858; cash collateral of $30,154,611 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,982,253	$—	$—
Air Freight & Logistics	24,591,661	—	—
Beverages	29,868,425	—	—
Capital Markets	22,655,243	—	—
Chemicals	32,615,687	—	—
Commercial Services & Supplies	14,712,508	—	—
Consumer Finance	7,263,107	—	—
Diversified Telecommunication Services	12,789,074	—	—
Electric Utilities	27,638,182	—	—
Energy Equipment & Services	14,379,660	—	—
Food & Staples Retailing	40,954,344	—	—
Food Products	19,656,554	—	—
Health Care Providers & Services	11,652,242	—	—
Household Products	30,906,636	—	—
Independent Power & Renewable Electricity Producers	7,571,742	—	—
Industrial Conglomerates	34,601,837	—	—
Insurance	36,391,747	—	—
IT Services	13,762,764	—	—
Media	51,608,683	—	—
Multi-Utilities	18,062,659	—	—
Oil, Gas & Consumable Fuels	33,204,471	—	—
Paper & Forest Products	8,690,227	—	—
Pharmaceuticals	45,093,649	—	—
Real Estate Investment Trusts (REITs)	36,088,111	—	—
Road & Rail	14,225,362	—	—
Semiconductors & Semiconductor Equipment	16,486,345	—	—
Software	36,257,925	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Specialty Retail	$22,544,657	$—	$—
Technology Hardware, Storage & Peripherals	18,308,924	—	—
Affiliated Money Market Mutual Fund	64,919,110	—	—

Total	$760,483,789	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (4.1% represents investments purchased with collateral from securities on loan)	8.9%
Media	7.0
Pharmaceuticals	6.2
Food & Staples Retailing	5.6
Insurance	5.0
Software	4.9
Real Estate Investment Trusts (REITs)	4.9
Industrial Conglomerates	4.7
Oil, Gas & Consumable Fuels	4.5
Chemicals	4.5
Household Products	4.2
Beverages	4.1
Electric Utilities	3.8
Air Freight & Logistics	3.4
Capital Markets	3.1

Specialty Retail	3.1%
Food Products	2.7
Technology Hardware, Storage & Peripherals	2.5
Multi-Utilities	2.5
Semiconductors & Semiconductor Equipment	2.2
Commercial Services & Supplies	2.0
Energy Equipment & Services	2.0
Road & Rail	1.9
IT Services	1.9
Aerospace & Defense	1.8
Diversified Telecommunication Services	1.7
Health Care Providers & Services	1.6
Paper & Forest Products	1.2
Independent Power & Renewable Electricity Producers	1.0
Consumer Finance	1.0

103.9
Liabilities in excess of other assets	(3.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $29,686,858:
Unaffiliated investments (cost $589,020,291)	$695,564,679
Affiliated investments (cost $64,919,110)	64,919,110
Dividends and interest receivable	1,396,922
Tax reclaim receivable	268,708
Receivable for fund share sold	57,917
Prepaid expenses	6,007

Total Assets	762,213,343

LIABILITIES:
Payable to broker for collateral for securities on loan	30,154,611
Advisory fees payable	162,494
Payable to custodian	115,074
Accrued expenses and other liabilities	54,497
Payable for fund share repurchased	27,258
Distribution fee payable	20,820
Affiliated transfer agent fee payable	340

Total Liabilities	30,535,094

NET ASSETS	$731,678,249

Net assets were comprised of:
Paid-in capital	$355,931,435
Retained earnings	375,746,814

Net assets, December 31, 2015	$731,678,249

Net asset value and redemption price per share, $731,678,249 / 56,449,687 outstanding shares of beneficial interest	$12.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $282,278 foreign withholding tax)	$23,305,132
Affiliated income from securities lending, net	348,666
Affiliated dividend income	67,248
Interest income	34

23,721,080

EXPENSES
Advisory fees	7,281,768
Distribution fee	1,525,054
Custodian and accounting fees	84,000
Audit fee	24,000
Trustees’ fees	23,000
Insurance expenses	15,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Commitment fee on syndicated credit agreement	6,000
Shareholders’ reports	6,000
Loan interest expense	1,100
Miscellaneous	17,158

Total expenses	9,005,080
Less: advisory fee waivers and/or expense reimbursement	(1,049,277)

Net expenses	7,955,803

NET INVESTMENT INCOME	15,765,277

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	164,188,984
Foreign currency transactions	20,833

164,209,817

Net change in unrealized appreciation (depreciation) on:
Investments	(214,831,909)
Foreign currencies	(3,842)

(214,835,751)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(50,625,934)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,860,657)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,765,277	$24,662,779
Net realized gain on investment and foreign currency transactions	164,209,817	33,921,273
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(214,835,751)	128,277,021

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,860,657)	186,861,073

FUND SHARE TRANSACTIONS:
Fund share sold [5,613,207 and 9,197,890 shares, respectively]	74,140,481	115,816,759
Fund share repurchased [64,818,601 and 11,565,499 shares, respectively]	(862,203,854)	(144,460,608)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(788,063,373)	(28,643,849)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(822,924,030)	158,217,224
NET ASSETS:
Beginning of year	1,554,602,279	1,396,385,055

End of year	$731,678,249	$1,554,602,279

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 73.3%
AFFILIATED MUTUAL FUND — 1.1%	Shares	Value (Note 2)
AST Goldman Sachs Strategic Income Portfolio* (cost $28,896,401)	2,945,607	$28,130,543

COMMON STOCKS — 28.7%
Aerospace & Defense — 0.5%
Airbus Group SE (France)	9,986	672,934
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	1,088	6,287
BAE Systems PLC (United Kingdom)	45,415	334,371
Boeing Co. (The)	9,621	1,391,100
BWX Technologies, Inc.	4,613	146,555
CAE, Inc. (Canada)	9,000	99,841
Chemring Group PLC (United Kingdom)	13,256	37,199
Cobham PLC (United Kingdom)	30,490	127,323
Cubic Corp.	1,189	56,180
Ducommun, Inc.*	819	13,284
Elbit Systems Ltd. (Israel)	1,599	140,768
Embraer SA (Brazil), ADR	3,700	109,298
Finmeccanica SpA (Italy)*	10,480	145,717
General Dynamics Corp.	5,372	737,898
HEICO Corp.	1,356	73,712
Honeywell International, Inc.	11,215	1,161,538
Huntington Ingalls Industries, Inc.	1,415	179,493
KLX, Inc.*	3,549	109,274
L-3 Communications Holdings, Inc.	3,009	359,606
Lockheed Martin Corp.	2,064	448,198
MacDonald Dettwiler & Associates Ltd. (Canada)	1,000	60,172
Meggitt PLC (United Kingdom)	14,106	77,883
MTU Aero Engines AG (Germany)	1,529	149,025
Northrop Grumman Corp.	3,204	604,947
Orbital ATK, Inc.	1,464	130,794
Precision Castparts Corp.	2,728	632,923
QinetiQ Group PLC (United Kingdom)	152,626	608,327
Raytheon Co.	6,562	817,166
Rockwell Collins, Inc.	2,355	217,367
Rolls-Royce Holdings PLC (United Kingdom)*	3,500,444	5,160
Rolls-Royce Holdings PLC (United Kingdom)*	37,761	319,853
Saab AB (Sweden) (Class B Stock)	3,134	96,518
Safran SA (France)	5,886	404,387
Teledyne Technologies, Inc.*	703	62,356
Thales SA (France)	3,164	236,826
Triumph Group, Inc.	2,843	113,009
United Technologies Corp.	16,350	1,570,745
Vectrus, Inc.*	522	10,905
Zodiac Aerospace (France)	5,452	129,815

		12,598,754

Air Freight & Logistics — 0.1%
Bollore SA (France)	27,700	129,073
C.H. Robinson Worldwide, Inc.	1,646	102,085
Deutsche Post AG (Germany)	20,467	572,215
Expeditors International of Washington, Inc.	3,124	140,892
FedEx Corp.	6,064	903,475
Globaltrans Investment PLC (Cyprus), GDR*	4,529	20,607
Hub Group, Inc. (Class A Stock)*	1,140	37,563
Hyundai Glovis Co. Ltd. (South Korea)*	776	126,436

COMMON STOCKS (continued)	Shares	Value (Note 2)
Air Freight & Logistics (continued)
Integer.pl SA (Poland)*	156	$3,301
Kerry TJ Logistics Co. Ltd. (Taiwan)	11,000	12,942
Oesterreichische Post AG (Austria)	1,821	66,478
Royal Mail PLC (United Kingdom)	21,011	137,620
Shenzhen Chiwan Petroleum (China)	6,700	17,116
TNT Express NV (Netherlands)	12,730	107,682
United Parcel Service, Inc. (Class B Stock)	3,842	369,716
Yamato Holdings Co. Ltd. (Japan)	10,500	222,475

		2,969,676

Airlines — 0.1%
Air Arabia PJSC (United Arab Emirates)	240,382	88,648
Air China Ltd. (China) (Class H Stock)	68,000	53,332
ANA Holdings, Inc. (Japan)	36,000	103,864
Avianca Holdings SA (Colombia), ADR	3,672	15,679
Bangkok Airways Co. Ltd. (Thailand)	19,000	12,197
Cathay Pacific Airways Ltd. (Hong Kong)	112,000	192,713
Cebu Air, Inc. (Philippines)	8,340	14,597
China Airlines Ltd. (Taiwan)*	154,000	56,129
Controladora Vuela Cia de Aviacion SAB de CV (Mexico), ADR*	1,390	23,852
Deutsche Lufthansa AG (Germany)*	18,618	293,255
easyJet PLC (United Kingdom)	5,264	135,007
Eva Airways Corp. (Taiwan)*	76,395	43,142
Grupo Aeromexico SAB de CV (Mexico)*	13,100	29,864
Hainan Airlines Co. Ltd. (China)	23,700	16,661
Japan Airlines Co. Ltd. (Japan)	4,800	171,806
Nok Airlines PCL (Thailand)*	18,400	3,477
Norwegian Air Shuttle A/S (Norway)*	1,267	46,023
Pegasus Hava Tasimaciligi A/S (Turkey)*	676	4,064
SAS AB (Sweden)*(a)	7,793	22,459
Singapore Airlines Ltd. (Singapore)	22,500	177,288
Southwest Airlines Co.	15,727	677,205
Thai Airways International PCL (Thailand)*	60,400	15,442
Turk Hava Yollari (Turkey)*	18,089	45,754

		2,242,458

Auto Components — 0.2%
Actron Technology Corp. (Taiwan)	1,000	3,436
Aisin Seiki Co. Ltd. (Japan)	5,200	223,800
ARB Corp. Ltd. (Australia)	3,887	45,410
Bridgestone Corp. (Japan)(a)	27,100	929,568
Brisa Bridgestone Sabanci Sanayi ve Ticaret A/S (Turkey)	2,338	6,381
Chaowei Power Holdings Ltd. (China)*	37,000	26,031
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	83,350	134,715
China First Capital Group Ltd. (China)*	24,000	10,808
China XD Plastics Co. Ltd. (China)*	2,500	11,050
Cub Elecparts, Inc. (Taiwan)*	1,149	13,665
Denso Corp. (Japan)	16,700	798,018
Depo Auto Parts Industrial Co. Ltd. (Taiwan)	6,000	20,649
Double Coin Holdings Ltd. (China)	4,400	5,720
E-Lead Electronic Co. Ltd. (Taiwan)	4,000	4,371
Exedy Corp. (Japan)	2,400	58,005
Faurecia (France)	4,255	170,498
FCC Co. Ltd. (Japan)	2,200	46,794
Federal Corp. (Taiwan)	59,495	27,275
Fuyao Glass Industry Group Co. Ltd. (China), 144A*(g)	63,600	152,750

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Gajah Tunggal Tbk PT (Indonesia)	135,300	$5,166
Halla Holdings Corp. (South Korea)*	1,591	86,669
Hankook Tire Co. Ltd. (South Korea)*	5,440	216,979
Hiroca Holdings Ltd. (Taiwan)	5,000	18,007
Hota Industrial Manufacturing Co. Ltd. (Taiwan)	4,000	14,636
Hu Lane Associate, Inc. (Taiwan)	2,000	7,969
Hunan Tyen Machinery Co. Ltd. (China)*	14,200	8,747
Hyundai Mobis Co. Ltd. (South Korea)*	4,395	919,564
Hyundai Wia Corp. (South Korea)*	1,287	121,686
Iron Force Industrial Co. Ltd. (Taiwan)	1,000	4,781
Kenda Rubber Industrial Co. Ltd. (Taiwan)	28,593	42,003
KYB Corp. (Japan)	119,000	360,051
Macauto Industrial Co. Ltd. (Taiwan)	1,000	5,042
Mahle-Metal Leve SA (Brazil)	400	2,502
Mando Corp. (South Korea)*	781	109,450
Metair Investments Ltd. (South Africa)	7,688	13,487
Minth Group Ltd. (China)	34,000	67,546
Nan Kang Rubber Tire Co. Ltd. (Taiwan)*	32,000	28,058
Nifco, Inc. (Japan)	3,000	138,946
Nissin Kogyo Co. Ltd. (Japan)	4,600	66,725
Piolax, Inc. (Japan)	1,700	96,087
Riken Corp. (Japan)	15,000	52,756
SL Corp. (South Korea)*	2,002	29,326
Somboon Advance Technology PCL (Thailand)	33,000	14,856
Stomil Sanok SA (Poland)	770	10,894
Sumitomo Riko Co. Ltd. (Japan)	34,600	288,438
Sumitomo Rubber Industries Ltd. (Japan)	9,400	122,232
Sungwoo Hitech Co. Ltd. (South Korea)*	10,546	80,158
Tong Yang Industry Co. Ltd. (Taiwan)	29,000	35,601
Toyo Tire & Rubber Co. Ltd. (Japan)	5,000	98,669
TS Tech Co. Ltd. (Japan)	900	23,277
Tupy SA (Brazil)	2,500	11,817
TYC Brother Industrial Co. Ltd. (Taiwan)	12,000	8,462
Unipres Corp. (Japan)	3,700	83,586
Weifu High-Technology Group Co. Ltd. (China)	8,200	21,065
Xinchen China Power Holdings Ltd. (China)*	102,000	23,312
Xinyi Glass Holdings Ltd. (Hong Kong)	178,000	104,012
Yokohama Rubber Co. Ltd. (The) (Japan)(a)	5,500	84,468

		6,115,974

Automobiles — 0.6%
Astra International Tbk PT (Indonesia)	392,600	169,113
Baic Motor Corp. Ltd. (China) (Class H Stock), 144A(g)	132,000	131,826
Bayerische Motoren Werke AG (Germany)	13,353	1,406,766
China Motor Corp. (Taiwan)	53,000	34,881
Chongqing Changan Automobile Co. Ltd. (China) (Class B Stock)	58,900	129,681
Daihatsu Motor Co. Ltd. (Japan)	11,400	153,786
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	358,000	474,249
Ford Otomotiv Sanayi A/S (Turkey)	1,705	17,686
Fuji Heavy Industries Ltd. (Japan)	16,800	692,097
Honda Motor Co. Ltd. (Japan)(a)	84,200	2,691,162
Hyundai Motor Co. (South Korea)	9,342	1,178,249
Jiangling Motors Corp. Ltd. (China)	3,800	13,234
Kandi Technologies Corp. (China)*(a)	2,100	22,890

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Kia Motors Corp. (South Korea)	17,969	$801,237
Mitsubishi Motors Corp. (Japan)	34,900	295,273
Nissan Motor Co. Ltd. (Japan)	123,000	1,287,901
Oriental Holdings Bhd (Malaysia)	26,600	43,001
Piaggio & C SpA (Italy)	17,062	42,985
Qingling Motors Co. Ltd. (China) (Class H Stock)	94,000	29,184
Sanyang Motor Co. Ltd. (Taiwan)*	48,000	32,059
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	2,738	17,775
Toyota Motor Corp. (Japan)	105,100	6,471,955
UMW Holdings Bhd (Malaysia)	20,500	37,500
Volkswagen AG (Germany)	1,671	256,778
Yulon Motor Co. Ltd. (Taiwan)	75,000	68,274
Yulon Nissan Motor Co. Ltd. (Taiwan)	1,000	8,487

		16,508,029

Banks — 2.7%
77 Bank Ltd. (The) (Japan)	31,000	166,899
Agricultural Bank of China Ltd. (China) (Class H Stock)	1,916,000	779,718
Aichi Bank Ltd. (The) (Japan)	400	21,301
Ajman Bank PJSC (United Arab Emirates)*	102,199	57,244
Al Khalij Commercial Bank (Qatar)	6,261	30,892
Albaraka Turk (Turkey)	46,916	21,208
Alior Bank SA (Poland)*	2,148	36,415
Alliance Financial Group Bhd (Malaysia)	14,900	12,337
AMMB Holdings Bhd (Malaysia)	47,600	50,092
Aozora Bank Ltd. (Japan)(a)	52,000	181,471
Associated Banc-Corp(a)	6,970	130,687
Asya Katilim Bankasi A/S (Turkey)*	60,998	12,549
Australia & New Zealand Banking Group Ltd. (Australia)	69,492	1,402,331
Awa Bank Ltd. (The) (Japan)	13,000	75,746
Banca Carige SpA (Italy)*	29,219	39,782
Banca Popolare di Milano Scarl (Italy)	392,155	388,417
Banca Popolare di Sondrio Scarl (Italy)	30,393	135,933
Banco de Bogota SA (Colombia)	3,177	58,046
Banco de Chile (Chile)	495,763	50,503
Banco de Credito e Inversiones (Chile)	1,239	46,741
Banco de Sabadell SA (Spain)	184,453	326,906
Banco Industrial e Comercial SA (Brazil)*	2,700	5,664
Banco Santander Brasil SA (Brazil), ADR	12,900	50,181
Banco Santander SA (Spain)	380,568	1,872,165
Bancolombia SA (Colombia)	8,767	57,940
Bancolombia SA (Colombia), ADR	2,615	69,951
BancorpSouth, Inc.	3,832	91,930
Bangkok Bank PCL (Thailand)	29,000	123,833
Bank Bukopin Tbk PT (Indonesia)	183,100	9,258
Bank Central Asia Tbk PT (Indonesia)	179,800	172,263
Bank Danamon Indonesia Tbk PT (Indonesia)	106,800	24,698
Bank Handlowy w Warszawie SA (Poland)	1,404	25,652
Bank Hapoalim BM (Israel)	92,191	475,890
Bank Mandiri Persero Tbk PT (Indonesia)	218,300	144,960
Bank Negara Indonesia Persero Tbk PT (Indonesia)	222,500	79,659
Bank of China Ltd. (China) (Class H Stock)	4,326,000	1,919,504
Bank of Chongqing Co. Ltd. (China) (Class H Stock)	63,500	57,044

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Bank of Communications Co. Ltd. (China) (Class H Stock)	1,233,000	$864,675
Bank of East Asia Ltd. (The) (Hong Kong)	86,236	319,891
Bank of Hawaii Corp.	2,046	128,693
Bank of Iwate Ltd. (The) (Japan)	1,900	79,106
Bank of Montreal (Canada)(a)	19,400	1,094,711
Bank of Nova Scotia (The) (Canada)	35,400	1,431,913
Bank of Okinawa Ltd. (The) (Japan)	1,200	46,231
Bank of the Ozarks, Inc.	3,508	173,506
Bank of the Philippine Islands (Philippines)	41,770	74,396
Bank of the Ryukyus Ltd. (Japan)	7,400	104,175
Bank of Yokohama Ltd. (The) (Japan)	58,000	355,517
Bank Pan Indonesia Tbk PT (Indonesia)*	147,000	8,693
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Indonesia)	224,600	12,233
Bank Tabungan Negara Tbk PT (Indonesia)	223,400	20,820
Bank Zachodni WBK SA (Poland)*	1,119	80,630
Bankia SA (Spain)	141,482	164,646
BankUnited, Inc.	4,628	166,886
Banque Cantonale Vaudoise (Switzerland)	148	93,893
Banregio Grupo Financiero SAB de CV (Mexico)	2,300	11,789
Barclays Africa Group Ltd. (South Africa)	9,065	84,108
BB&T Corp.	21,994	831,593
BBVA Banco Continental SA (Peru)	14,348	11,682
BDO Unibank, Inc. (Philippines)	43,410	96,494
Bendigo & Adelaide Bank Ltd. (Australia)	22,345	193,280
Berkshire Hills Bancorp, Inc.	1,142	33,244
Berner Kantonalbank AG (Switzerland)	939	179,063
BIMB Holdings Bhd (Malaysia)	8,300	7,404
BOC Hong Kong Holdings Ltd. (Hong Kong)	136,500	415,372
CaixaBank SA (Spain)	94,635	329,389
Canadian Imperial Bank of Commerce (Canada)	10,700	705,162
Capitec Bank Holdings Ltd. (South Africa)	1,034	35,958
Cardinal Financial Corp.	1,642	37,355
Chang Hwa Commercial Bank Ltd. (Taiwan)	329,667	156,998
Chiba Bank Ltd. (The) (Japan)	37,000	262,560
China CITIC Bank Corp. Ltd. (China) (Class H Stock)*	677,000	436,335
China Construction Bank Corp. (China) (Class H Stock)	5,368,000	3,661,771
Chugoku Bank Ltd. (The) (Japan)	7,500	100,078
CIMB Group Holdings Bhd (Malaysia)	117,700	124,101
CIT Group, Inc.	7,191	285,483
Citizens Financial Group, Inc.	12,654	331,408
Columbia Banking System, Inc.	1,231	40,020
Commerce Bancshares, Inc.	4,204	178,838
Commercial Bank of Qatar QSC (The) (Qatar)	7,847	98,589
Commonwealth Bank of Australia (Australia)	30,937	1,912,660
Community Bank System, Inc.	1,993	79,600
Credicorp Ltd. (Peru), (LMA)	97	9,496
Credicorp Ltd. (Peru), (NYSE)	1,492	145,201
Credito Valtellinese Scarl (Italy)*	91,732	108,022
CTBC Financial Holding Co. Ltd. (Taiwan)	879,017	450,058
Cullen/Frost Bankers, Inc.(a)	3,717	223,020
Dah Sing Financial Holdings Ltd. (Hong Kong)	8,400	41,806
Daishi Bank Ltd. (The) (Japan)	28,000	123,527

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
DBS Group Holdings Ltd. (Singapore)	66,870	$783,683
DGB Financial Group, Inc. (South Korea)*	14,915	127,061
Doha Bank QSC (Qatar)	5,994	73,055
Dubai Islamic Bank PJSC (United Arab Emirates)	100,467	168,138
E. Sun Financial Holding Co. Ltd. (Taiwan)	377,807	219,348
East West Bancorp, Inc.	3,842	159,674
East West Banking Corp. (Philippines)*	42,300	16,984
Espirito Santo Financial Group SA (Luxembourg)*	11,519	—
Far Eastern International Bank (Taiwan)	252,169	75,019
Fifth Third Bancorp	25,415	510,841
First Financial Holding Co. Ltd. (Taiwan)	537,235	249,534
First Niagara Financial Group, Inc.	17,216	186,794
First Republic Bank	2,905	191,904
FirstMerit Corp.	8,003	149,256
FNB Corp.	8,038	107,227
Fukuoka Financial Group, Inc. (Japan)	46,000	228,097
Fulton Financial Corp.	10,670	138,817
Glacier Bancorp, Inc.	3,663	97,179
Grupo Aval Acciones y Valores SA (Colombia)	101,191	34,745
Grupo Elektra SAB de CV (Mexico) (Class A Stock)	1,775	39,038
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	42,900	77,414
Grupo Security SA (Chile)	207,871	55,946
GSD Holding A/S (Turkey)	18,506	6,591
Gunma Bank Ltd. (The) (Japan)	26,000	151,170
Hachijuni Bank Ltd. (The) (Japan)	26,000	159,120
Hancock Holding Co.	4,723	118,878
Hang Seng Bank Ltd. (Hong Kong)	17,400	329,788
Harbin Bank Co. Ltd. (China), 144A(g)	103,000	32,033
Hilltop Holdings, Inc.*	5,608	107,786
Hiroshima Bank Ltd. (The) (Japan)	40,000	227,351
Hokkoku Bank Ltd. (The) (Japan)	18,000	59,746
Hong Leong Bank Bhd (Malaysia)	15,600	48,610
HSBC Holdings PLC (United Kingdom)	611,514	4,827,452
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	442,168	204,675
Huishang Bank Corp. Ltd. (China) (Class H Stock)	102,000	46,071
Hyakugo Bank Ltd. (The) (Japan)	21,000	102,079
Hyakujushi Bank Ltd. (The) (Japan)	25,000	92,935
Iberiabank Corp.	1,613	88,828
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	4,701,000	2,817,867
ING Bank Slaski SA (Poland)	1,447	43,215
Intercorp Financial Services, Inc. (Peru)	1,459	33,192
Itausa – Investimentos Itau SA (Brazil)	18,416	32,724
Iyo Bank Ltd. (The) (Japan)	14,000	136,020
Joyo Bank Ltd. (The) (Japan)	20,000	94,577
Juroku Bank Ltd. (The) (Japan)	24,000	94,963
Jyske Bank A/S (Denmark)*	3,728	168,624
Keiyo Bank Ltd. (The) (Japan)	18,000	85,235
Kiatnakin Bank PCL (Thailand)	27,200	27,400
King’s Town Bank Co. Ltd. (Taiwan)	94,000	66,658
Kiyo Bank Ltd. (The) (Japan)	4,100	59,156
Komercni Banka A/S (Czech Republic)	673	133,611
Kyushu Financial Group, Inc. (Japan)*	42,090	296,603

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Laurentian Bank of Canada (Canada)	4,600	$160,569
LegacyTexas Financial Group, Inc.	1,826	45,687
LH Financial Group PCL (Thailand)	262,106	12,054
Luzerner Kantonalbank AG (Switzerland)	424	159,242
M&T Bank Corp.(a)	4,506	546,037
Malayan Banking Bhd (Malaysia)	91,900	179,464
Masraf Al Rayan (Qatar)	9,787	100,795
MB Financial, Inc.	2,850	92,255
Mega Financial Holding Co. Ltd. (Taiwan)	613,228	395,356
Metropolitan Bank & Trust Co (Philippines)	39,886	68,034
Mie Bank Ltd/The (Japan)	152,000	336,458
Mizrahi Tefahot Bank Ltd. (Israel)	15,601	186,331
Mizuho Financial Group, Inc. (Japan)	1,269,700	2,539,400
Musashino Bank Ltd. (The) (Japan)	3,000	109,413
Nanto Bank Ltd. (The) (Japan)	14,000	43,852
National Australia Bank Ltd. (Australia)	54,136	1,181,344
National Bank Holdings Corp.	4,179	89,305
National Bank of Canada (Canada)(a)	12,900	375,803
Nedbank Group Ltd. (South Africa)	5,743	70,156
Nishi-Nippon City Bank Ltd. (The) (Japan)	62,000	163,411
North Pacific Bank Ltd. (Japan)	60,900	210,214
Ogaki Kyoritsu Bank Ltd. (The) (Japan)	32,000	129,016
Oita Bank Ltd. (The) (Japan)	14,000	54,450
Old National Bancorp	7,707	104,507
OTP Bank PLC (Hungary)	9,185	188,856
Oversea-Chinese Banking Corp. Ltd. (Singapore)	93,205	576,233
PacWest Bancorp	2,871	123,740
People’s United Financial, Inc.(a)	8,854	142,992
Philippine National Bank (Philippines)*	9,540	10,543
Pinnacle Financial Partners, Inc.	979	50,281
PNC Financial Services Group, Inc. (The)	15,053	1,434,701
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)*	35,601	247,272
Prosperity Bancshares, Inc.	3,210	153,631
Public Bank Bhd (Malaysia)	28,500	122,801
Qatar International Islamic Bank (Qatar)	1,587	27,955
Qatar Islamic Bank SAQ (Qatar)	1,766	51,592
Qatar National Bank SAQ (Qatar)	5,463	262,026
Resona Holdings, Inc. (Japan)	114,200	554,582
RHB Capital Bhd (Malaysia)	42,200	55,615
Rizal Commercial Banking Corp. (Philippines)	33,500	23,435
Royal Bank of Canada (Canada)	37,100	1,988,122
San-In Godo Bank Ltd. (The) (Japan)	17,000	138,258
Security Bank Corp. (Philippines)	9,110	27,409
Sekerbank TAS (Turkey)*	39,098	22,495
Senshu Ikeda Holdings, Inc. (Japan)	18,000	74,203
Seven Bank Ltd. (Japan)	12,800	56,134
Shengjing Bank Co. Ltd. (China), 144A(g)	89,500	115,083
Shiga Bank Ltd. (The) (Japan)	17,000	84,958
Shinsei Bank Ltd. (Japan)	59,000	108,577
Shizuoka Bank Ltd. (The) (Japan)	24,000	232,753
Signature Bank*	864	132,512
SinoPac Financial Holdings Co. Ltd. (Taiwan)	686,419	194,902
Sociedad Matriz Banco de Chile (Chile) (Class B Stock)	116,675	31,069
Spar Nord Bank A/S (Denmark)	35,961	317,741
Sparebank 1 Nord Norge (Norway)	70,025	290,332

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
SpareBank 1 SMN (Norway)	11,692	$66,527
SpareBank 1 SR Bank ASA (Norway)	17,745	78,595
St Galler Kantonalbank AG (Switzerland)	277	99,897
Standard Bank Group Ltd. (South Africa)	31,076	227,795
Sterling Bancorp	5,814	94,303
Suruga Bank Ltd. (Japan)	5,100	105,104
Svenska Handelsbanken AB (Sweden) (Class A Stock)	38,676	513,675
Swedbank AB (Sweden) (Class A Stock)	26,486	583,317
Sydbank A/S (Denmark)	5,723	183,765
Ta Chong Bank Ltd. (Taiwan)*	109,520	44,576
Taichung Commercial Bank Co. Ltd. (Taiwan)	233,161	66,314
Taishin Financial Holding Co. Ltd. (Taiwan)	632,000	218,364
Taiwan Business Bank (Taiwan)*	592,065	147,016
Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	651,875	271,524
TCF Financial Corp.	5,681	80,216
Thanachart Capital PCL (Thailand)	46,000	46,658
Tisco Financial Group PCL (Thailand)	25,300	29,881
TMB Bank PCL (Thailand)	884,900	59,510
Tochigi Bank Ltd. (The) (Japan)	9,000	51,331
Toho Bank Ltd. (The) (Japan)	20,000	71,452
Tokyo TY Financial Group, Inc. (Japan)	2,000	66,937
TOMONY Holdings, Inc. (Japan)	13,900	52,922
Toronto-Dominion Bank (The) (Canada)(a)	46,000	1,803,165
Trustmark Corp.	5,797	133,563
Turkiye Garanti Bankasi A/S (Turkey)	71,904	175,170
Turkiye Sinai Kalkinma Bankasi A/S (Turkey)	46,842	24,387
U.S. Bancorp	37,292	1,591,250
UMB Financial Corp.	1,581	73,596
Umpqua Holdings Corp.	10,094	160,495
Union Bank of Taiwan (Taiwan)	219,437	62,169
United Bankshares, Inc.	2,594	95,952
United Overseas Bank Ltd. (Singapore)	52,400	722,429
Valiant Holding AG (Switzerland)	3,143	369,149
Valley National Bancorp	4,717	46,462
VTB Bank OJSC (Russia), GDR	59,510	125,507
Wells Fargo & Co.	112,039	6,090,440
Westpac Banking Corp. (Australia)	62,984	1,526,715
Wintrust Financial Corp.	2,425	117,661
Yamaguchi Financial Group, Inc. (Japan)	18,000	213,250
Yamanashi Chuo Bank Ltd. (The) (Japan)	13,000	66,442

		72,302,038

Beverages — 0.5%
AMBEV SA (Brazil), ADR	28,100	125,326
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	3,528	22,850
Anheuser-Busch InBev NV (Belgium)	13,639	1,697,345
Anhui Gujing Distillery Co. Ltd. (China)	2,200	7,790
Arca Continental SAB de CV (Mexico)	4,900	29,762
Asahi Group Holdings Ltd. (Japan)(a)	8,000	250,435
Britvic PLC (United Kingdom)	7,558	80,979
Brown-Forman Corp. (Class B Stock)	1,575	156,366
Capevin Holdings Ltd. (South Africa)	11,630	7,257
Carabao Group PLC (Thailand)	3,900	3,739
Carlsberg A/S (Denmark) (Class B Stock)	4,465	395,562
Carlsberg Brewery Malaysia Bhd (Malaysia)	1,600	4,356

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
Cia Cervecerias Unidas SA (Chile)	2,631	$29,111
Cia Cervecerias Unidas SA (Chile), ADR	65	1,408
Coca-Cola Amatil Ltd. (Australia)	11,539	77,807
Coca-Cola Co. (The)	56,688	2,435,316
Coca-Cola East Japan Co. Ltd. (Japan)	2,800	45,090
Coca-Cola Enterprises, Inc.	4,570	225,027
Coca-Cola Femsa SAB de CV (Mexico), ADR	640	45,318
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	21,400	153,846
Coca-Cola Icecek A/S (Turkey)	1,217	15,498
Coca-Cola West Co. Ltd. (Japan)	5,600	113,349
Constellation Brands, Inc. (Class A Stock)	2,995	426,608
Cott Corp. (Canada)(a)	4,700	51,766
Davide Campari-Milano SpA (Italy)	6,769	58,524
Diageo PLC (United Kingdom)	32,499	887,480
Distell Group Ltd. (South Africa)	854	9,111
Dr. Pepper Snapple Group, Inc.	3,696	344,467
Emperador, Inc. (Philippines)	40,000	7,608
Fomento Economico Mexicano SAB de CV (Mexico), ADR	5,230	482,991
Fraser & Neave Holdings Bhd (Malaysia)	1,600	6,894
Guinness Anchor Bhd (Malaysia)	3,100	9,541
Heineken Holding NV (Netherlands)	1,407	108,321
Heineken NV (Netherlands)	1,558	132,769
Hey Song Corp. (Taiwan)	50,000	47,664
Hite Jinro Co. Ltd. (South Korea)*	3,885	77,218
Ito En Ltd. (Japan)	3,400	87,467
Kirin Holdings Co. Ltd. (Japan)(a)	23,300	316,347
Molson Coors Brewing Co. (Class B Stock)	5,255	493,550
Monster Beverage Corp.*	994	148,066
Organizacion Cultiba SAB de CV (Mexico)	4,300	5,851
PepsiCo, Inc.	19,221	1,920,562
Pernod Ricard SA (France)	5,535	631,239
Remy Cointreau SA (France)	1,117	80,006
SABMiller PLC (United Kingdom)	15,853	948,396
Sapporo Holdings Ltd. (Japan)	19,000	83,409
Suntory Beverage & Food Ltd. (Japan)	1,900	83,175
Takara Holdings, Inc. (Japan)	7,000	53,200
Thai Beverage PCL (Thailand)	188,300	91,412
Tibet 5100 Water Resources Holdings Ltd. (Hong Kong)	81,000	30,265
Treasury Wine Estates Ltd. (Australia)	22,125	132,841
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	8,000	36,038
Vina Concha y Toro SA (Chile)	11,049	16,553
Yantai Changyu Pioneer Wine Co. Ltd. (China) (Class B Stock)	5,100	18,438

		13,751,314

Biotechnology — 0.2%
3SBio, Inc. (China), 144A*(g)	6,000	8,370
AbbVie, Inc.	4,316	255,680
Adocia (France)*	2,778	220,347
Amgen, Inc.	10,713	1,739,041
Bavarian Nordic A/S (Denmark)*	2,372	122,551
Baxalta, Inc.	7,709	300,882
Bioton SA (Poland)*	4,156	12,640
China Biologic Products, Inc. (China)*	200	28,492
CSL Ltd. (Australia)	4,549	346,814

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Gilead Sciences, Inc.	25,191	$2,549,077
Grifols SA (Spain)	2,687	124,199
Innate Pharma SA (France)*	13,352	196,014
Medigen Biotechnology Corp. (Taiwan)*	3,000	7,757
Mycenax Biotech, Inc. (Taiwan)*	6,000	8,735
Myriad Genetics, Inc.*(a)	1,523	65,733
OBI Pharma, Inc. (Taiwan)*	1,000	19,862
PharmaEngine, Inc. (Taiwan)	2,000	14,563
Shanghai Haohai Biological Technology Co. Ltd. (China), 144A*(g)	1,300	8,516
Sinovac Biotech Ltd. (China)*	1,500	8,580
Sirtex Medical Ltd. (Australia)	594	17,213
United Therapeutics Corp.*(a)	983	153,948

		6,209,014

Building Products — 0.1%
Aica Kogyo Co. Ltd. (Japan)	2,000	39,301
Asahi Glass Co. Ltd. (Japan)(a)	65,000	372,375
Assa Abloy AB (Sweden) (Class B Stock)	18,078	378,421
Bolina Holding Co. Ltd. (China)	6,000	1,514
Central Glass Co. Ltd. (Japan)	25,000	114,664
China Fangda Group Co. Ltd. (China)	4,200	3,889
Dynasty Ceramic PCL (Thailand)	27,500	3,210
Geberit AG (Switzerland)	642	217,447
Inwido AB (Sweden)	28,762	376,712
LIXIL Group Corp. (Japan)	10,300	228,760
National Central Cooling Co. (United Arab Emirates)	237,457	76,977
Nichiha Corp. (Japan)	5,900	88,972
Noritz Corp. (Japan)	3,500	53,507
Sankyo Tateyama, Inc. (Japan)	1,700	21,643
Sanwa Holdings Corp. (Japan)	10,000	79,090
Schweiter Technologies AG (Switzerland)	575	486,219
Sekisui Jushi Corp. (Japan)	2,600	35,836
Simpson Manufacturing Co., Inc.	1,404	47,947
Sunspring Metal Corp. (Taiwan)	3,000	3,760
Taiwan FU Hsing Industrial Co. Ltd. (Taiwan)	3,000	3,955
Taiwan Glass Industry Corp. (Taiwan)*	99,000	38,542
TOTO Ltd. (Japan)	4,000	140,528
Trakya Cam Sanayii A/S (Turkey)	5,792	3,590
Villeroy & Boch AG (Germany)	4,101	54,596
Xxentria Technology Materials Corp. (Taiwan)	4,251	11,593
Yuanda China Holdings Ltd. (China)	318,000	13,662
Zehnder Group AG (Switzerland)	2,544	97,661

		2,994,371

Capital Markets — 0.3%
Administradora de Fondos de Pensiones Habitat SA (Chile)	9,376	10,771
Alaris Royalty Corp. (Canada)	1,100	18,682
Aurelius AG (Germany)	1,692	87,828
Banca Generali SpA (Italy)	1,231	38,723
Bank of New York Mellon Corp. (The)	29,821	1,229,222
Brait SE (South Africa)*	3,811	41,116
Bure Equity AB (Sweden)	59,397	482,685
Capital Securities Corp. (Taiwan)	231,000	69,429
Central China Securities Co. Ltd. (China)	88,000	47,836
CETIP SA — Mercados Organizados (Brazil)	1,400	13,270

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
China Bills Finance Corp. (Taiwan)	97,000	$33,787
China Financial International Investments Ltd. (Hong Kong)*	50,000	6,407
CI Financial Corp. (Canada)	6,600	145,956
Close Brothers Group PLC (United Kingdom)	8,984	177,161
Coronation Fund Managers Ltd. (South Africa)	969	3,319
Corp. Actinver SAB de CV (Mexico)*	4,800	4,178
Country Group Development PCL (Thailand)*	185,400	5,873
Dubai Investments PJSC (United Arab Emirates)	176,483	96,199
GF Securities Co. Ltd. (China)*	213,200	531,770
GIMV NV (Belgium)	3,822	192,531
GP Investments Ltd. (Brazil), BDR*	4,400	8,564
Grupo BTG Pactual (Brazil), UTS	4,200	15,924
Grupo Financiero Interacciones SA de CV (Mexico)	2,200	13,343
Guoco Group Ltd. (Hong Kong)	6,000	65,536
Haitong International Securities Group Ltd. (Hong Kong)	258,000	157,317
Huatai Securities Co. Ltd. (China), 144A*(g)	138,200	319,478
IGM Financial, Inc. (Canada)	2,600	66,405
Interactive Brokers Group, Inc. (Class A Stock)	2,920	127,312
Intermediate Capital Group PLC (United Kingdom)	59,243	546,138
Investec Ltd. (South Africa)	13,492	95,311
Jafco Co. Ltd. (Japan)	3,900	152,034
Jih Sun Financial Holdings Co. Ltd. (Taiwan)	161,833	35,001
Kyokuto Securities Co. Ltd. (Japan)	19,900	250,859
LPL Financial Holdings, Inc.	1,473	62,823
Magellan Financial Group Ltd. (Australia)	5,225	102,698
Man Strategic Holdings PLC (United Kingdom)	103,187	265,451
Marusan Securities Co. Ltd. (Japan)(g)	17,400	182,333
Masterlink Securities Corp. (Taiwan)	95,514	27,142
Mediobanca SpA (Italy)	25,421	243,688
Northern Trust Corp.	3,416	246,259
Okasan Securities Group, Inc. (Japan)	10,000	56,935
OSK Holdings Bhd (Malaysia)	66,600	25,251
Partners Group Holding AG (Switzerland)	298	107,171
Peregrine Holdings Ltd. (South Africa)	1,602	3,035
President Securities Corp. (Taiwan)	74,000	29,895
SEI Investments Co.	2,700	141,480
SVG Capital PLC (United Kingdom)*	8,894	64,449
Toyo Securities Co. Ltd. (Japan)	6,000	18,540
Waterland Financial Holdings Co. Ltd. (Taiwan)	292,177	68,126
Zeder Investments Ltd. (South Africa)	18,931	7,382

		6,742,623

Chemicals — 0.5%
Achem Technology Corp. (Taiwan)	23,000	7,925
ADEKA Corp. (Japan)	8,100	115,191
Aeci Ltd. (South Africa)	3,353	19,223
African Oxygen Ltd. (South Africa)	6,435	5,409
Air Liquide SA (France)	5,521	619,827
Air Products & Chemicals, Inc.	2,157	280,647

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Air Water, Inc. (Japan)	5,000	$80,416
Airgas, Inc.	1,308	180,923
Alpek SAB de CV (Mexico)	8,100	11,369
American Vanguard Corp.	1,159	16,238
Asahi Kasei Corp. (Japan)	41,000	277,246
Asia Polymer Corp. (Taiwan)	15,750	8,235
Axalta Coating Systems Ltd.*	3,460	92,209
Calgon Carbon Corp.	1,719	29,653
Chemours Co. (The)	7,365	39,476
China BlueChemical Ltd. (China) (Class H Stock)	210,000	56,851
China General Plastics Corp. (Taiwan)	19,000	8,688
China Petrochemical Development Corp. (Taiwan)*	314,000	75,494
China Steel Chemical Corp. (Taiwan)	3,000	9,684
China Synthetic Rubber Corp. (Taiwan)	42,250	29,609
China Zenith Chemical Group Ltd. (Hong Kong)*	150,000	13,693
Chr. Hansen Holding A/S (Denmark)	1,339	83,755
Chugoku Marine Paints Ltd. (Japan)	8,000	58,758
Ciech SA (Poland)*	428	9,383
Croda International PLC (United Kingdom)	2,780	124,558
D&L Industries, Inc. (Philippines)	27,000	5,243
Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Japan)	8,000	37,392
DuluxGroup Ltd. (Australia)	18,009	86,651
E.I. du Pont de Nemours & Co.	13,830	921,078
Ecolab, Inc.	2,794	319,578
Eternal Materials Co. Ltd. (Taiwan)	32,990	31,718
Everlight Chemical Industrial Corp. (Taiwan)	17,000	10,320
Formosa Chemicals & Fibre Corp. (Taiwan)	121,890	273,425
Formosa Plastics Corp. (Taiwan)	159,600	372,575
Formosan Rubber Group, Inc. (Taiwan)	48,000	24,130
Fujimi, Inc. (Japan)	4,000	55,371
Fujimori Kogyo Co. Ltd. (Japan)	1,600	41,586
Givaudan SA (Switzerland)*	119	215,980
Grand Pacific Petrochemical (Taiwan)	56,000	26,257
Green Seal Holding Ltd. (China)	3,000	10,753
Gubre Fabrikalari TAS (Turkey)	1,774	3,452
Hitachi Chemical Co. Ltd. (Japan)	4,500	71,391
Ho Tung Chemical Corp. (Taiwan)*	99,900	22,195
International Flavors & Fragrances, Inc.	1,279	153,020
K+S AG (Germany)	5,610	143,006
Kaneka Corp. (Japan)	15,000	155,914
Kansai Paint Co. Ltd. (Japan)	6,000	90,947
Kolon Industries, Inc. (South Korea)*	2,097	111,544
Koninklijke DSM NV (Netherlands)	6,237	312,759
Koninklijke Ten Cate NV (Netherlands)	2,282	59,395
Kuraray Co. Ltd. (Japan)(a)	11,700	141,720
Kureha Corp. (Japan)	17,000	65,506
LCY Chemical Corp. (Taiwan)*	31,000	31,195
Lenzing AG (Austria)	1,080	81,631
Linde AG (Germany)	3,964	572,636
Lintec Corp. (Japan)	2,100	44,174
Monsanto Co.	7,305	719,689
Nan Ya Plastics Corp. (Taiwan)	193,000	356,551
Nantex Industry Co. Ltd. (Taiwan)	9,792	7,209
Nippon Kayaku Co. Ltd. (Japan)	6,000	62,979
Nippon Paint Holdings Co. Ltd. (Japan)	3,100	75,026
Nippon Shokubai Co. Ltd. (Japan)	1,200	83,502

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Nippon Synthetic Chemical Industry Co. Ltd. (The) (Japan)	6,000	$42,996
Nitto Denko Corp. (Japan)	3,700	270,121
NOF Corp. (Japan)	11,000	84,620
Novozymes A/S (Denmark) (Class B Stock)	3,286	157,330
Nufarm Ltd. (Australia)	8,936	53,967
Nuplex Industries Ltd. (New Zealand)	129,274	419,537
Ocean Plastics Co. Ltd. (Taiwan)*	6,000	4,732
OCI NV (Netherlands)*	1,555	38,396
Omnia Holdings Ltd. (South Africa)	1,214	10,451
Oriental Union Chemical Corp. (Taiwan)	21,000	13,338
Petkim Petrokimya Holding A/S (Turkey)*	189	297
Phosagro OAO (Russia), GDR, RegS	1,003	12,504
Potash Corp. of Saskatchewan, Inc. (Canada)	15,000	256,920
Praxair, Inc.	3,147	322,253
Rotam Global Agrosciences Ltd. (Hong Kong)	6,360	5,833
San Fang Chemical Industry Co. Ltd. (Taiwan)	9,000	10,560
Scientex Bhd (Malaysia)	3,800	8,629
Scotts Miracle-Gro Co. (The) (Class A Stock)	1,122	72,380
Sensient Technologies Corp.	2,659	167,038
Sesoda Corp. (Taiwan)	7,812	7,604
Sherwin-Williams Co. (The)	691	179,384
Shin-Etsu Chemical Co. Ltd. (Japan)	8,900	483,856
Shinkong Synthetic Fibers Corp. (Taiwan)	178,000	51,754
Showa Denko KK (Japan)	236,000	276,413
Sinon Corp. (Taiwan)	21,000	8,297
Soda Sanayii A/S (Turkey)	3,653	5,293
Solar Applied Materials Technology Co. (Taiwan)	21,000	12,048
Soulbrain Co. Ltd. (South Korea)*	1,333	45,809
Stella Chemifa Corp. (Japan)	2,100	34,544
Sumitomo Bakelite Co. Ltd. (Japan)	20,000	83,240
Symrise AG (Germany)	1,994	132,000
Syngenta AG (Switzerland)	1,678	656,774
Synthomer PLC (United Kingdom)	30,416	142,073
Synthos SA (Poland)	8,974	8,683
Taiwan Fertilizer Co. Ltd. (Taiwan)	50,000	65,225
Taiwan Styrene Monomer (Taiwan)*	16,000	8,275
Tenma Corp. (Japan)	16,000	312,101
Tikkurila OYJ (Finland)	5,316	93,071
Toagosei Co. Ltd. (Japan)	9,000	76,949
Tokyo Ohka Kogyo Co. Ltd. (Japan)	2,900	92,154
Toray Industries, Inc. (Japan)	50,000	464,626
Toyobo Co. Ltd. (Japan)	37,000	51,786
TSRC Corp. (Taiwan)	31,150	19,096
UPC Technology Corp. (Taiwan)	73,000	20,956
Uralkali PJSC (Russia), GDR, RegS*	4,812	58,309
USI Corp. (Taiwan)	59,000	23,173
Valspar Corp. (The)	1,091	90,498
Yara International ASA (Norway)	4,865	209,235
Yingde Gases Group Co. Ltd. (China)	82,000	37,715
Yip’s Chemical Holdings Ltd. (Hong Kong)	52,000	17,651
Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	3,000	6,419

		13,778,871

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies — 0.3%
ABM Industries, Inc.	2,545	$72,456
Aeon Delight Co. Ltd. (Japan)	100	3,208
Babcock International Group PLC (United Kingdom)	9,026	135,076
Berendsen PLC (United Kingdom)	664	10,526
Bilfinger SE (Germany)	2,297	107,947
Blue Label Telecoms Ltd. (South Africa)	16,167	12,702
Brady Corp. (Class A Stock)	2,528	58,093
Brambles Ltd. (Australia)	20,165	168,879
Cabcharge Australia Ltd. (Australia)	10,040	21,668
Cintas Corp.	1,925	175,271
Clean Harbors, Inc.*	1,697	70,680
Cleanaway Co. Ltd. (Taiwan)	2,000	10,577
Copart, Inc.*	2,663	101,221
Covanta Holding Corp.	3,339	51,721
Dai Nippon Printing Co. Ltd. (Japan)	19,000	187,884
Daiseki Co. Ltd. (Japan)	1,300	20,723
Derichebourg SA (France)*	80,311	288,036
Dongjiang Environmental Co. Ltd. (China)	1,800	3,042
Downer EDI Ltd. (Australia)	94,017	244,568
Duskin Co. Ltd. (Japan)	8,100	147,373
Essendant, Inc.	2,283	74,220
G4S PLC (United Kingdom)	34,101	113,277
Healthcare Services Group, Inc.	710	24,758
Intrum Justitia AB (Sweden)	16,937	576,327
Kaba Holding AG (Switzerland) (Class B Stock)	325	220,717
KAR Auction Services, Inc.	3,055	113,127
KD Holding Corp. (Taiwan)	1,000	4,877
Kokuyo Co. Ltd. (Japan)	50,200	542,789
Lassila & Tikanoja OYJ (Finland)	4,596	90,504
Loomis AB (Sweden) (Class B Stock)	1,288	40,179
Matsuda Sangyo Co. Ltd. (Japan)	3,200	38,140
Mitie Group PLC (United Kingdom)	16,818	77,054
MiX Telematics Ltd. (South Africa), ADR	200	844
Moshi Moshi Hotline, Inc. (Japan)	2,700	23,166
Nissha Printing Co. Ltd. (Japan)	1,600	31,073
Okamura Corp. (Japan)	21,100	210,300
Park24 Co. Ltd. (Japan)	2,600	62,991
Pilot Corp. (Japan)	1,000	41,020
Progressive Waste Solutions Ltd. (Canada)	3,200	75,392
Recall Holdings Ltd. (Australia)	8,345	41,980
Regus PLC (United Kingdom)	90,567	445,010
Republic Services, Inc.	6,458	284,087
S-1 Corp. (South Korea)*	1,202	102,204
Sato Holdings Corp. (Japan)	2,700	53,219
Secom Co. Ltd. (Japan)	3,600	243,971
Securitas AB (Sweden) (Class B Stock)	11,038	168,781
Shanghai Youngsun Investment Co. Ltd. (China)	3,900	14,059
Societe BIC SA (France)	996	163,898
Sohgo Security Services Co. Ltd. (Japan)	2,500	117,247
Stericycle, Inc.*	1,008	121,565
Taiwan Secom Co. Ltd. (Taiwan)	5,135	15,230
Taiwan Sogo Shin Kong Security Corp. (Taiwan)	13,150	15,889
Team, Inc.*	355	11,346
Toppan Forms Co. Ltd. (Japan)	14,400	170,798
Toppan Printing Co. Ltd. (Japan)	26,000	239,542

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Transcontinental, Inc. (Canada) (Class A Stock)	3,800	$47,400
Tyco International PLC	7,521	239,845
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	500	5,371
Waste Connections, Inc.	3,536	199,148
Waste Management, Inc.	6,065	323,689
YC Co. Ltd. (Taiwan)*	28,313	10,222
Yestar International Holdings Co. Ltd. (China)	10,000	4,386

		7,291,293

Communications Equipment — 0.3%
Accton Technology Corp. (Taiwan)	38,000	36,808
ADTRAN, Inc.	2,532	43,601
ADVA Optical Networking SE (Germany)*	6,229	75,213
Advanced Ceramic X Corp. (Taiwan)	1,000	6,586
Arista Networks, Inc.*(a)	827	64,374
China All Access Holdings Ltd. (Hong Kong)	52,000	17,413
Cisco Systems, Inc.	121,773	3,306,746
CommScope Holding Co., Inc.	2,427	62,835
Comtech Telecommunications Corp.	1,029	20,673
Denki Kogyo Co. Ltd. (Japan)	9,000	40,154
D-Link Corp. (Taiwan)*	80,905	25,236
Eastern Communications Co. Ltd. (China)	5,400	4,801
EchoStar Corp. (Class A Stock)*	1,426	55,771
Harris Corp.	1,856	161,286
Hitron Technology, Inc. (Taiwan)	15,000	7,250
InterDigital, Inc.	866	42,469
MOBI Development Co. Ltd. (China)	46,000	6,240
Motorola Solutions, Inc.	3,642	249,295
Nokia OYJ (Finland)	67,239	475,686
Pace PLC (United Kingdom)(g)	15,032	96,224
QUALCOMM, Inc.	36,221	1,810,507
Senao Networks, Inc. (Taiwan)	1,000	6,471
Sercomm Corp. (Taiwan)	8,000	21,027
Shanghai Potevio Co. Ltd. (China)*	13,700	31,455
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	87,325	841,927
Trigiant Group Ltd. (China)	54,000	10,876
Unizyx Holding Corp. (Taiwan)	19,000	7,633
VTech Holdings Ltd. (Hong Kong)	8,000	82,831
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. (China), 144A(g)	12,500	15,095
Zinwell Corp. (Taiwan)	13,000	20,009
ZTE Corp. (China) (Class H Stock)	19,600	44,494

		7,690,986

Construction & Engineering — 0.3%
Acs Actividades de Construccion y Servicios SA (Spain)	4,091	119,693
Adhi Karya Persero Tbk PT (Indonesia)	7,600	1,167
Arabtec Holding Co. PJSC (United Arab Emirates)*	189,440	63,638
Arcadis NV (Netherlands)	2,270	45,635
Aveng Ltd. (South Africa)*	26,505	3,868
Baoye Group Co. Ltd. (China) (Class H Stock)	34,000	22,908
BES Engineering Corp. (Taiwan)	153,000	33,235

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
Bouygues SA (France)	6,608	$262,013
Budimex SA (Poland)	156	7,693
China U-Ton Holdings Ltd. (China)	10,000	1,431
Chung Hsin Electric & Machinery Manufacturing Corp. (Taiwan)	18,375	9,435
Cie d’Entreprises CFE (Belgium)	3,027	358,660
COMSYS Holdings Corp. (Japan)	5,300	74,522
Consolidated Infrastructure Group Ltd. (South Africa)*	2,777	5,719
Continental Holdings Corp. (Taiwan)*	111,300	33,054
CTCI Corp. (Taiwan)	23,000	24,999
CW Group Holdings Ltd. (Singapore)	213,500	93,576
DA CIN Construction Co. Ltd. (Taiwan)	2,000	875
Ferrovial SA (Spain)	7,956	179,912
Galliford Try PLC (United Kingdom)	25,598	575,182
Grana y Montero SAA (Peru)	18,828	10,863
Group Five Ltd. (South Africa)	5,076	6,558
Hazama Ando Corp. (Japan)	9,200	49,608
IJM Corp. Bhd (Malaysia)	78,900	62,032
Interserve PLC (United Kingdom)	10,049	76,671
JGC Corp. (Japan)	9,000	137,756
Kajima Corp. (Japan)	25,000	148,786
Kandenko Co. Ltd. (Japan)	10,000	67,098
Keller Group PLC (United Kingdom)	21,527	263,644
Kinden Corp. (Japan)	26,200	334,079
Kumagai Gumi Co. Ltd. (Japan)	21,000	60,292
Kyowa Exeo Corp. (Japan)	6,900	70,840
Maeda Corp. (Japan)	6,000	40,539
Maeda Road Construction Co. Ltd. (Japan)	13,000	217,920
Metallurgical Corp. of China Ltd. (China) (Class H Stock)	148,000	44,460
Mirait Holdings Corp. (Japan)	37,000	304,839
Murray & Roberts Holdings Ltd. (South Africa)	14,663	7,585
Nippo Corp. (Japan)	3,000	48,782
Nippon Densetsu Kogyo Co. Ltd. (Japan)	3,000	65,368
Nippon Road Co. Ltd. (The) (Japan)	14,000	68,994
Obayashi Corp. (Japan)	29,000	267,589
Pembangunan Perumahan Persero PT Tbk (Indonesia)	12,700	3,541
Penta-Ocean Construction Co. Ltd. (Japan)	14,500	60,581
PER Aarsleff A/S (Denmark)	1,180	362,736
Porr AG (Austria)	1,311	39,584
Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	2,700	31,760
Raito Kogyo Co. Ltd. (Japan)	3,800	37,013
Raubex Group Ltd. (South Africa)	6,508	7,091
Rich Development Co. Ltd. (Taiwan)	52,000	14,678
Salini Impregilo SpA (Italy)	12,346	53,380
Shimizu Corp. (Japan)	22,000	179,393
SHO-BOND Holdings Co. Ltd. (Japan)	700	25,531
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	145,500	123,768
Skanska AB (Sweden) (Class B Stock)	8,560	166,009
SNC-Lavalin Group, Inc. (Canada)	4,200	124,813
Strabag SE (Austria)	2,500	63,935
Sumitomo Densetsu Co. Ltd. (Japan)	2,400	30,964
Taikisha Ltd. (Japan)	2,000	47,867
Taisei Corp. (Japan)	30,000	197,609
Tekfen Holding A/S (Turkey)	5,770	7,981

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
TOA ROAD Corp. (Japan)	10,000	$36,486
Toda Corp. (Japan)	15,000	79,975
Totetsu Kogyo Co. Ltd. (Japan)	1,700	42,627
United Engineers Ltd. (Singapore)	124,000	173,535
United Integrated Services Co. Ltd. (Taiwan)	8,000	10,269
Vinci SA (France)	11,370	728,761
Waskita Karya Persero Tbk PT (Indonesia)	36,000	4,322
WCT Holdings Bhd (Malaysia)	48,177	17,991
Wijaya Karya Persero Tbk PT (Indonesia)	20,100	3,814
Wilson Bayly Holmes-Ovcon Ltd. (South Africa)	1,225	8,971
WSP Global, Inc. (Canada)	3,000	92,166
Yokogawa Bridge Holdings Corp. (Japan)	4,000	46,077

		7,094,746

Construction Materials — 0.1%
Akcansa Cimento A/S (Turkey)	574	2,599
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	42,000	112,269
Asia Cement China Holdings Corp. (China)	37,500	8,911
Asia Cement Corp. (Taiwan)	141,000	117,326
Cementos Argos SA (Colombia)	7,044	21,568
Cementos Pacasmayo SAA (Peru)	17,207	25,197
China Resources Cement Holdings Ltd. (Hong Kong)	104,000	31,767
Cimsa Cimento Sanayi VE Ticaret A/S (Turkey)	458	2,401
CRH PLC (Ireland)	27,903	804,697
Dongpeng Holdings Co. Ltd. (China)	26,000	10,105
Eternit SA (Brazil)	6,800	3,592
Goldsun Development & Construction Co. Ltd. (Taiwan)	146,000	39,647
Huaxin Cement Co. Ltd. (China)	11,300	8,995
Imerys SA (France)	913	63,775
Indocement Tunggal Prakarsa Tbk PT (Indonesia)	20,100	32,232
Italcementi SpA (Italy)	5,480	61,043
Lafarge Malaysia Bhd (Malaysia)	5,000	10,341
Magnesita Refratarios SA (Brazil)*	9,600	7,037
Nuh Cimento Sanayi A/S (Turkey)	1,497	5,061
PPC Ltd. (South Africa)	1,533	1,526
Qatar National Cement Co. QSC (Qatar)	337	9,438
Republic Cement & Building Materials, Inc. (Philippines)	17,800	3,556
Rhi AG (Austria)	921	18,012
Siam Cement PCL (The) (Thailand)	7,200	90,870
Siam City Cement PCL (Thailand)	1,800	15,957
Sumitomo Osaka Cement Co. Ltd. (Japan)	17,000	62,347
Taiheiyo Cement Corp. (Japan)	40,000	116,812
Union Andina de Cementos SAA (Peru)	22,720	11,312
Universal Cement Corp. (Taiwan)	31,131	21,235

		1,719,628

Consumer Finance — 0.1%
AEON Financial Service Co. Ltd. (Japan)	3,200	71,484
American Express Co.	11,602	806,919
Cash America International, Inc.	2,241	67,118
Credit China Holdings Ltd. (China)	28,000	10,921
Credit Saison Co. Ltd. (Japan)	7,300	143,826
Credito Real SAB de CV (Mexico)*	8,100	20,463

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
Discover Financial Services	10,456	$560,651
Encore Capital Group, Inc.*(a)	860	25,009
Enova International, Inc.*	1,788	11,819
First Cash Financial Services, Inc.*	1,206	45,141
Gentera SAB de CV (Mexico)	20,600	39,862
Green Dot Corp. (Class A Stock)*	907	14,893
Group Lease PCL (Thailand)	9,400	4,754
KRUK SA (Poland)	331	14,682
LendingClub Corp.*	3,323	36,719
Navient Corp.	15,063	172,471
Nelnet, Inc. (Class A Stock)	1,524	51,161
PRA Group, Inc.*(a)	1,390	48,219
Samsung Card Co. Ltd. (South Korea)*	1,852	48,485
SLM Corp.*	21,207	138,270
Synchrony Financial*	19,783	601,601
Taiwan Acceptance Corp. (Taiwan)	3,000	6,701

		2,941,169

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	13,573	131,865
AMVIG Holdings Ltd. (Hong Kong)	32,000	13,295
AptarGroup, Inc.	1,229	89,287
Ball Corp.	2,215	161,097
Beijing Enterprises Clean Energy Group Ltd. (China)*	20,000	1,621
Bemis Co., Inc.	3,003	134,204
BillerudKorsnas AB (Sweden)	5,794	107,227
CCL Industries, Inc. (Canada) (Class B Stock)	1,000	162,152
Cheng Loong Corp. (Taiwan)	103,000	35,521
CPMC Holdings Ltd. (China)	23,000	14,116
DS Smith PLC (United Kingdom)	87,773	513,437
Fuji Seal International, Inc. (Japan)	1,500	45,141
Great China Metal Industry (Taiwan)	14,000	12,028
Greatview Aseptic Packaging Co. Ltd. (China)	39,000	17,633
Huajun Holdings Ltd. (Hong Kong)	28,000	3,456
Huhtamaki OYJ (Finland)	3,030	109,952
Klabin SA (Brazil)	3,000	17,782
Mayr Melnhof Karton AG (Austria)	769	95,689
Mpact Ltd. (South Africa)	3,307	10,038
Nampak Ltd. (South Africa)	7,698	12,375
Orora Ltd. (Australia)	24,924	40,480
Packaging Corp. of America	2,460	155,103
Papeles y Cartones de Europa SA (Spain)	11,961	67,384
Rengo Co. Ltd. (Japan)	15,000	64,128
Rexam PLC (United Kingdom)	19,567	174,529
Sheen Tai Holdings Group Co. Ltd. (China)*	40,000	5,574
Silgan Holdings, Inc.	1,608	86,382
Sonoco Products Co.	3,038	124,163
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	13,000	18,603
Vitro SAB de CV (Mexico)	1,400	4,359
WestRock Co.	4,033	183,985

		2,612,606

Distributors — 0.1%
Canon Marketing Japan, Inc. (Japan)	20,400	319,009
China Animation Characters Co. Ltd. (Hong Kong)*	8,000	4,231

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Distributors (continued)
Dah Chong Hong Holdings Ltd. (China)	75,000	$37,661
D’ieteren SA/NV (Belgium)	6,915	258,249
Genuine Parts Co.	2,917	250,541
Happinet Corp. (Japan)	26,300	256,468
Inchcape PLC (United Kingdom)	38,481	443,984
Inter Cars SA (Poland)	404	24,512
John Menzies PLC (United Kingdom)	3,107	19,009
LKQ Corp.*	7,539	223,381
Paltac Corp. (Japan)	11,500	204,368
Pool Corp.	996	80,457
Test-Rite International Co. Ltd. (Taiwan)	18,000	11,436
Xinhua Winshare Publishing and Media Co. Ltd. (China) (Class H Stock)	51,000	46,235

		2,179,541

Diversified Consumer Services
Advtech Ltd. (South Africa)	14,289	13,422
Benesse Holdings, Inc. (Japan)	2,200	63,356
China Distance Education Holdings Ltd. (China), ADR	400	5,876
China Maple Leaf Educational Systems Ltd. (China)	22,000	10,788
Curro Holdings Ltd. (South Africa)*	3,637	13,591
DeVry Education Group, Inc.	2,834	71,729
Estacio Participacoes SA (Brazil)	6,600	23,272
Fu Shou Yuan International Group Ltd. (China)	19,000	14,735
Graham Holdings Co. (Class B Stock)	113	54,802
Grand Canyon Education, Inc.*	1,557	62,467
H&R Block, Inc.	4,706	156,757
Houghton Mifflin Harcourt Co.*	4,247	92,500
Invocare Ltd. (Australia)	4,714	41,010
Kroton Educacional SA (Brazil)	28,416	68,450
Lung Yen Life Service Corp. (Taiwan)	6,000	9,821
Meiko Network Japan Co. Ltd. (Japan)	15,600	180,995
Navitas Ltd. (Australia)	9,258	31,274
New Oriental Education & Technology Group, Inc. (China), ADR	4,400	138,028
Regis Corp.*	2,702	38,233
Ser Educacional SA (Brazil), 144A(g)	1,500	2,919
Service Corp. International	5,205	135,434
TAL Education Group (China), ADR*	1,600	74,352
Xueda Education Group (China), ADR	1,000	5,400

		1,309,211

Diversified Financial Services — 0.5%
African Bank Investments Ltd. (South Africa)*	34,595	—
Alexander Forbes Group Holdings Ltd. (South Africa)	17,147	6,575
ASX Ltd. (Australia)	3,473	106,848
Ayala Corp. (Philippines)	4,890	78,371
Banca IFIS SpA (Italy)	5,059	157,607
Banque Nationale de Belgique (Belgium)	29	103,806
Berkshire Hathaway, Inc. (Class B Stock)*	46,607	6,153,988
Bolsas y Mercados Espanoles SA (Spain)(a)	2,464	83,036
Bursa Malaysia Bhd (Malaysia)	600	1,165
CBOE Holdings, Inc.(a)	1,142	74,116

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
China Success Finance Group Holdings Ltd. (China)	16,000	$7,152
CME Group, Inc.	7,178	650,327
Corp. Financiera Alba SA (Spain)	2,315	99,908
Corp. Financiera Colombiana SA (Colombia)	2,094	25,646
Corp. Financiera Colombiana SA (Colombia)*	19	211
Deutsche Boerse AG (Germany)	2,967	260,804
Euronext NV (Netherlands), 144A(g)	2,005	102,875
FactSet Research Systems, Inc.	425	69,092
Far East Horizon Ltd. (China)	126,000	116,736
First Pacific Co. Ltd. (Hong Kong)	210,000	139,112
FirstRand Ltd. (South Africa)	44,064	120,425
Fuyo General Lease Co. Ltd. (Japan)	700	32,965
Groupe Bruxelles Lambert SA (Belgium)	5,179	443,156
Grupo de Inversiones Suramericana SA (Colombia)	7,832	88,078
Grupo de Inversiones Suramericana SA (Colombia)	3,076	33,720
GT Capital Holdings, Inc. (Philippines)	1,565	43,844
Gulf General Investment Co. (United Arab Emirates)*	424,047	75,310
Haci Omer Sabanci Holding A/S (Turkey)	39,225	111,196
Intercontinental Exchange, Inc.	2,238	573,510
Inversiones La Construccion SA (Chile)	828	8,488
Investment AB Kinnevik (Sweden) (Class B Stock)	14,925	459,709
Investor AB (Sweden) (Class A Stock)	1,732	62,522
Investor AB (Sweden) (Class B Stock)	15,432	567,129
Japan Securities Finance Co. Ltd. (Japan)	6,000	30,586
JSE Ltd. (South Africa)	903	7,456
L E Lundbergforetagen AB (Sweden) (Class B Stock)	2,389	131,620
MarketAxess Holdings, Inc.	783	87,375
McGraw Hill Financial, Inc.	752	74,132
Metro Pacific Investments Corp. (Philippines)	397,100	43,808
MSCI, Inc.	1,454	104,877
Nasdaq, Inc.	3,431	199,581
Onex Corp. (Canada)	1,600	98,079
PSG Group Ltd. (South Africa)	629	9,093
Qatar Industrial Manufacturing Co. QSC (Qatar)	565	6,182
Remgro Ltd. (South Africa)	8,193	129,691
RMB Holdings Ltd. (South Africa)	9,209	33,017
SHUAA Capital PSC (United Arab Emirates)*	264,415	29,128
Singapore Exchange Ltd. (Singapore)	20,700	111,954
Sofina SA (Belgium)	1,774	199,089
Transaction Capital Ltd. (South Africa)	6,908	5,534
Warsaw Stock Exchange (Poland)	593	5,435
Zenkoku Hosho Co. Ltd. (Japan)	200	6,607

		12,170,671

Diversified Telecommunication Services — 0.6%
Asia Pacific Telecom Co. Ltd. (Taiwan)*	175,000	61,729
Asia Satellite Telecommunications Holdings Ltd. (China)	9,500	11,897
AT&T, Inc.	98,768	3,398,607
BCE, Inc. (Canada)	3,225	124,600

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	73,431	$161,648
CenturyLink, Inc.	16,330	410,863
China Communications Services Corp. Ltd. (China) (Class H Stock)	304,000	113,715
China Telecom Corp. Ltd. (China) (Class H Stock)	1,740,000	811,653
China Unicom Hong Kong Ltd. (China)	324,000	391,393
Chorus Ltd. (New Zealand)*	18,899	50,438
Chunghwa Telecom Co. Ltd. (Taiwan)	120,000	361,500
Citic Telecom International Holdings Ltd. (China)	73,000	27,813
Consolidated Communications Holdings, Inc.	1,789	37,480
Deutsche Telekom AG (Germany)	52,064	935,108
Elisa OYJ (Finland)	1,173	44,134
Empresa de Telecomunicaciones de Bogota (Colombia)*	33,253	5,437
Frontier Communications Corp.(a)	14,698	68,640
HKT Trust & HKT Ltd. (Hong Kong)	88,000	112,412
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	140,000	48,459
Iliad SA (France)	552	131,586
Inmarsat PLC (United Kingdom)	5,719	95,876
Iridium Communications, Inc.*(a)	3,910	32,883
Koninklijke KPN NV (Netherlands)	37,336	141,219
KT Corp. (South Korea)	11,723	280,921
Link Net Tbk PT (Indonesia)*	9,600	2,765
M2 Group Ltd. (Australia)	5,854	48,462
Magyar Telekom Telecommunications PLC (Hungary)*	29,000	40,572
Manitoba Telecom Services, Inc. (Canada)	2,800	60,241
Netia SA (Poland)	12,725	17,517
Nippon Telegraph & Telephone Corp. (Japan)	34,400	1,369,055
O2 Czech Republic A/S (Czech Republic)	4,243	42,832
Ooredoo QSC (Qatar)	5,835	120,159
Orange Polska SA (Poland)	29,761	49,770
Orange SA (France)	64,311	1,075,654
Proximus SA (Belgium)	1,290	41,978
Singapore Telecommunications Ltd. (Singapore)	177,800	458,416
Spark New Zealand Ltd. (New Zealand)	28,497	64,165
Swisscom AG (Switzerland)	298	149,120
TDC A/S (Denmark)	31,263	155,660
Telecom Italia SpA (Italy)*(a)	302,053	382,798
Telecom Italia SpA-RSP (Italy)	203,676	209,039
Telefonica Brasil SA (Brazil)	1,100	9,451
Telefonica Brasil SA (Brazil), ADR	6,500	58,695
Telefonica Deutschland Holding AG (Germany)	20,433	107,778
Telefonica SA (Spain)	62,281	690,945
Telekom Malaysia Bhd (Malaysia)	32,000	50,425
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	656,500	147,041
Telenor ASA (Norway)	15,760	262,697
Telesites SAB (Mexico)*	39,350	25,595
TeliaSonera AB (Sweden)	85,014	422,170
Telkom SA SOC Ltd. (South Africa)	8,393	34,871
Telstra Corp. Ltd. (Australia)	58,592	238,100

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
TELUS Corp. (Canada)	4,100	$113,365
Thaicom PLC (Thailand)	16,300	13,136
Turk Telekomunikasyon A/S (Turkey)	6,144	11,491
Verizon Communications, Inc.	23,581	1,089,914

		15,423,888

Electric Utilities — 0.6%
Allete, Inc.	3,083	156,709
Alupar Investimento SA (Brazil)	1,600	5,318
American Electric Power Co., Inc.	11,135	648,836
Avangrid, Inc.*	2,751	105,638
BKW AG (Switzerland)	784	29,694
CEZ A/S (Czech Republic)	8,388	149,592
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	16,000	147,822
Chubu Electric Power Co., Inc. (Japan)	23,200	317,695
Chugoku Electric Power Co., Inc. (The) (Japan)	7,800	102,986
Cia Energetica de Minas Gerais (Brazil)	3,600	5,860
Cia Energetica de Minas Gerais (Brazil), ADR	5,100	7,650
Cia Paranaense de Energia (Brazil)	700	2,831
Cleco Corp.	3,615	188,739
CLP Holdings Ltd. (Hong Kong)	53,500	453,466
Contact Energy Ltd. (New Zealand)	35,197	113,920
CPFL Energia SA (Brazil)*	4,786	18,364
CPFL Energia SA (Brazil), ADR*	1,317	9,772
Duke Energy Corp.	17,957	1,281,950
E.CL SA (Chile)	19,097	26,165
Edison International	6,623	392,148
EDP — Energias de Portugal SA (Portugal)	68,369	246,358
EDP — Energias do Brasil SA (Brazil)	5,400	16,434
El Paso Electric Co.	2,026	78,001
Electricite de France SA (France)	11,345	167,084
Elia System Operator SA (Belgium)	1,865	86,712
Emera, Inc. (Canada)	4,900	153,087
Empire District Electric Co. (The)	2,348	65,908
Endesa SA (Spain)	2,539	51,008
Enea SA (Poland)*	15,983	45,864
Enel SpA (Italy)	181,084	759,344
Energa SA (Poland)	9,145	29,440
Enersis SA (Chile)	30,235	7,300
Enersis SA (Chile), ADR	10,168	123,541
Entergy Corp.	4,673	319,446
Equatorial Energia SA (Brazil)	2,100	18,175
ERM Power Ltd. (Australia)	20,186	23,020
Eversource Energy	7,396	377,714
EVN AG (Austria)	5,896	67,279
Exelon Corp.	26,096	724,686
First Philippine Holdings Corp. (Philippines)	17,840	24,636
FirstEnergy Corp.	14,393	456,690
Fortis, Inc. (Canada)	7,500	202,772
Fortum OYJ (Finland)	12,387	186,629
Great Plains Energy, Inc.(a)	7,441	203,214
Hawaiian Electric Industries, Inc.	4,594	132,996
Hokkaido Electric Power Co., Inc. (Japan)*	13,400	137,676
Hokuriku Electric Power Co. (Japan)	8,300	122,661
Iberdrola SA (Spain)	142,288	1,008,681
IDACORP, Inc.	2,371	161,228
Infratil Ltd. (New Zealand)	21,537	48,140

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Isagen SA ESP (Colombia)	15,780	$16,901
ITC Holdings Corp.	4,151	162,927
Kansai Electric Power Co., Inc. (The) (Japan)*	22,800	273,367
Korea Electric Power Corp. (South Korea)*	17,177	727,742
Kyushu Electric Power Co., Inc. (Japan)*	14,800	161,307
Light SA (Brazil)	2,900	7,257
Luz del Sur Saa (Peru)	1,530	4,100
Manila Electric Co. (Philippines)	4,110	27,913
NextEra Energy, Inc.	7,000	727,230
OGE Energy Corp.	5,008	131,660
Okinawa Electric Power Co., Inc. (The) (Japan)	3,450	89,530
Pepco Holdings, Inc.	6,101	158,687
PGE SA (Poland)	47,021	152,445
Pinnacle West Capital Corp.	3,087	199,050
PNM Resources, Inc.	2,649	80,980
Portland General Electric Co.	1,246	45,317
Power Assets Holdings Ltd. (Hong Kong)	31,000	284,194
PPL Corp.	15,523	529,800
Red Electrica Corp. SA (Spain)	1,495	124,877
Shikoku Electric Power Co., Inc. (Japan)	9,100	142,153
Southern Co. (The)	15,164	709,524
SSE PLC (United Kingdom)	19,568	439,378
Tauron Polska Energia SA (Poland)	107,764	78,954
Tenaga Nasional Bhd (Malaysia)	98,000	303,427
Terna Rete Elettrica Nazionale SpA (Italy)	12,941	66,554
Tohoku Electric Power Co., Inc. (Japan)	11,900	148,766
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	1,800	7,621
TrustPower Ltd. (New Zealand)	18,672	99,611
Unitil Corp.	1,234	44,276
Verbund AG (Austria)	2,943	37,932
Westar Energy, Inc.	2,848	120,784
Xcel Energy, Inc.	10,849	389,588
Zespol Elektrowni Patnow Adamow Konin SA (Poland)	3,327	7,616

		16,712,347

Electrical Equipment — 0.1%
Advanced Lithium Electrochemistry Cayman Co. Ltd. (Taiwan)*	1,000	957
Audix Corp. (Taiwan)	6,000	5,827
Babcock & Wilcox Enterprises, Inc.*	3,799	79,285
Boer Power Holdings Ltd. (China)*	7,000	12,576
Chicony Power Technology Co. Ltd. (Taiwan)	3,000	3,825
China Electric Manufacturing Corp. (Taiwan)*	15,000	3,608
Detai New Energy Group Ltd. (Hong Kong)*	130,000	4,250
Emerson Electric Co.	13,296	635,948
Endo Lighting Corp. (Japan)	2,700	27,704
Foshan Electrical and Lighting Co. Ltd. (China)	1,200	1,268
FSP Technology, Inc. (Taiwan)*	16,400	11,291
Futaba Corp. (Japan)	4,600	61,780
Gamesa Corp. Tecnologica SA (Spain)	33,657	576,210
Generac Holdings, Inc.*	1,066	31,735
Hangzhou Steam Turbine Co. (China) (Class B Stock)	29,500	39,248

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
Idec Corp/Japan (Japan)	8,300	$74,974
I-Sheng Electric Wire & Cable Co. Ltd. (Taiwan)*	15,000	15,337
Jiangnan Group Ltd. (China)	98,000	19,148
KS Terminals, Inc. (Taiwan)	7,000	7,640
Kung Long Batteries Industrial Co. Ltd. (Taiwan)	2,000	7,990
Legrand SA (France)	4,779	270,327
Longwell Co. (Taiwan)	11,000	9,656
Mabuchi Motor Co. Ltd. (Japan)	1,800	97,551
Nidec Corp. (Japan)	4,000	290,064
Nitto Kogyo Corp. (Japan)	19,400	339,185
Nordex SE (Germany)*	6,354	223,167
OSRAM Licht AG (Germany)	3,317	138,582
Prysmian SpA (Italy)	5,224	114,140
Saft Groupe SA (France)	9,056	276,017
Sanyo Denki Co. Ltd. (Japan)	6,000	37,286
Sensata Technologies Holding NV*	3,637	167,520
SGL Carbon SE (Germany)*	1,755	24,488
Shihlin Electric & Engineering Corp. (Taiwan)	23,000	29,050
Sino-American Electronic Co. Ltd. (Taiwan)*	1,000	2,275
Tatsuta Electric Wire and Cable Co. Ltd. (Japan)	26,700	96,251
Tech Pro Tech (Hong Kong)*	41,600	9,492
Teco Electric and Machinery Co. Ltd. (Taiwan)	96,000	76,496
Thermon Group Holdings, Inc.*	2,956	50,016
TKH Group NV (Netherlands)	1,624	65,947
Toyo Tanso Co. Ltd. (Japan)	600	9,044
Ushio, Inc. (Japan)	6,200	85,497
Voltronic Power Technology Corp. (Taiwan)	1,050	15,572
Well Shin Technology Co. Ltd. (Taiwan)	4,000	6,492
Zippy Technology Corp. (Taiwan)	4,000	5,277

		4,059,993

Electronic Equipment, Instruments & Components — 0.4%
AAC Technologies Holdings, Inc. (China)	17,000	110,591
Action SA (Poland)	423	3,181
Amano Corp. (Japan)	4,800	64,923
Anritsu Corp. (Japan)	6,000	39,312
Anxin-China Holdings Ltd. (Hong Kong)*	196,000	—
Apex International Co. Ltd. (Taiwan)	9,000	10,067
Azbil Corp. (Japan)	3,300	84,560
Canon Electronics, Inc. (Japan)	6,800	111,959
CDW Corp.	2,995	125,910
Chang Wah Electromaterials, Inc. (Taiwan)	2,000	5,204
Cheng Uei Precision Industry Co. Ltd. (Taiwan)	30,000	41,368
Chimei Materials Technology Corp. (Taiwan)	31,000	19,105
Chimei Materials Technology Corp. (Taiwan)(g)	2,452	18
China Railway Signal & Communication Corp. Ltd. (China), 144A*(g)	191,000	126,451
Chin-Poon Industrial Co. Ltd. (Taiwan)	19,000	30,436
Chroma ATE, Inc. (Taiwan)	11,000	21,322
Citizen Holdings Co. Ltd. (Japan)	17,300	124,340
Coxon Precise Industrial Co. Ltd. (Taiwan)	7,000	10,543
CyberPower Systems, Inc. (Taiwan)	2,000	6,152
Daiwabo Holdings Co. Ltd. (Japan)	18,000	35,915

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Datalogic SpA (Italy)	1,855	$32,988
DataTec Ltd. (South Africa)	5,259	17,513
Delta Electronics Thailand PCL (Thailand)	12,000	25,511
Delta Electronics, Inc. (Taiwan)	40,995	192,823
Dolby Laboratories, Inc. (Class A Stock)	2,470	83,115
Dongxu Optoelectronic Technology Co. Ltd. (China)	6,700	4,852
Dynamic Electronics Co. Ltd. (Taiwan)*	28,000	7,859
Edom Technology Co. Ltd. (Taiwan)	6,000	3,463
Elite Material Co. Ltd. (Taiwan)	10,000	17,394
Eson Precision Ind Co. Ltd. (Taiwan)	9,000	7,653
Everspring Industry Co. Ltd. (Taiwan)*	3,000	1,915
FIH Mobile Ltd. (China)	770,000	293,047
FLIR Systems, Inc.	3,977	111,634
Flytech Technology Co. Ltd. (Taiwan)	3,000	8,631
Geovision, Inc. (Taiwan)	1,100	2,401
Hamamatsu Photonics KK (Japan)	4,600	126,110
Hana Microelectronics PCL (Thailand)	31,300	31,096
Hannstar Board Corp. (Taiwan)	27,000	8,507
Hirose Electric Co. Ltd. (Japan)	735	88,988
Hollysys Automation Technologies Ltd. (China)	1,900	42,142
Holy Stone Enterprise Co. Ltd. (Taiwan)	16,000	16,226
Hon Hai Precision Industry Co. Ltd. (Taiwan)	690,816	1,690,633
Horiba Ltd. (Japan)	2,300	88,810
Hosiden Corp. (Japan)	7,600	42,749
INESA Electron Co. Ltd. (China)*	8,700	7,699
Ingenico Group (France)	1,378	173,934
ITEQ Corp. (Taiwan)	17,000	11,399
Japan Display, Inc. (Japan)*	82,300	237,128
Jenoptik AG (Germany)	12,296	191,054
Ju Teng International Holdings Ltd. (Hong Kong)	106,000	50,277
Kaga Electronics Co. Ltd. (Japan)	1,400	20,902
Kapsch TrafficCom AG (Austria)	1,779	72,029
KCE Electronics Public Co. (Thailand)	9,200	17,896
Keyence Corp. (Japan)	800	439,684
Keysight Technologies, Inc.*	3,359	95,160
Kingboard Chemical Holdings Ltd. (Hong Kong)	81,500	129,656
Kingboard Laminates Holdings Ltd. (Hong Kong)	58,000	26,170
Kyocera Corp. (Japan)	16,000	743,049
Lelon Electronics Corp. (Taiwan)*	4,250	4,028
LG Display Co. Ltd. (South Korea)*	16,548	342,748
Lotes Co. Ltd. (Taiwan)	4,000	14,807
Lumax International Corp. Ltd. (Taiwan)	3,000	3,961
Macnica Fuji Electronics Holdings, Inc. (Japan)*	3,400	45,069
Maruwa Co. Ltd. (Japan)	14,700	325,350
MIN AIK Technology Co. Ltd. (Taiwan)	7,000	12,060
Murata Manufacturing Co. Ltd. (Japan)	4,500	647,466
Mycronic AB (Sweden)	33,868	327,755
Nippon Signal Company Ltd. (Japan)	6,600	71,870
Oriental Union Chemical Corp. (Austria)	7,038	111,083
OSI Systems, Inc.*	506	44,862
Paragon Technologies Co. Ltd. (Taiwan)*	5,000	5,394
Pinnacle Holdings Ltd. (South Africa)*	12,663	10,172
Promate Electronic Co. Ltd. (Taiwan)*	5,000	4,504

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
RealD, Inc.*	1,586	$16,732
Ryosan Co. Ltd. (Japan)	5,700	146,322
Ryoyo Electro Corp. (Japan)	200	2,298
Sanshin Electronics Co. Ltd. (Japan)	6,100	63,591
Shimadzu Corp. (Japan)	12,000	200,879
Silitech Technology Corp. (Taiwan)*(g)	6,389	3,303
Simplo Technology Co. Ltd. (Taiwan)	12,000	38,111
Sinbon Electronics Co. Ltd. (Taiwan)	6,117	11,370
Sirtec International Co. Ltd. (Taiwan)	8,000	9,689
Sunny Optical Technology Group Co. Ltd. (China)	17,000	38,773
Supreme Electronics Co. Ltd. (Taiwan)	26,000	10,199
SVI PCL (Thailand)*	50,400	6,856
Synnex Technology International Corp. (Taiwan)	76,000	73,737
Taiflex Scientific Co. Ltd. (Taiwan)	13,000	14,952
Taiwan Chinsan Electronic Industrial Co. Ltd. (Taiwan)	5,000	5,607
Taiwan PCB Techvest Co. Ltd. (Taiwan)	26,000	25,737
Taiwan Union Technology Corp. (Taiwan)	14,000	11,423
TDK Corp. (Japan)	4,300	275,389
Test Research, Inc. (Taiwan)	7,000	10,396
Thinking Electronic Industrial Co. Ltd. (Taiwan)	5,000	8,116
Toyo Corp. (Japan)	2,800	25,410
Tripod Technology Corp. (Taiwan)	33,000	56,053
TXC Corp. (Taiwan)	15,000	16,293
UDE Corp. (Taiwan)	3,000	3,007
Venture Corp. Ltd. (Singapore)	83,500	482,309
Wah Lee Industrial Corp. (Taiwan)	12,000	16,213
Wasion Group Holdings Ltd. (Hong Kong)	22,000	22,766
Wintek Corp. (Taiwan)*	71,000	—
WPG Holdings Ltd. (Taiwan)	81,000	76,895
WT Microelectronics Co. Ltd. (Taiwan)	35,128	37,663
XAC Automation Corp. (Taiwan)*	2,000	4,557
Yageo Corp. (Taiwan)*	41,521	66,622
Zebra Technologies Corp. (Class A Stock)*	1,193	83,092
Zenitron Corp. (Taiwan)*	55,000	26,335

		9,995,278

Energy Equipment & Services — 0.1%
Bristow Group, Inc.(a)	1,752	45,377
BW Offshore Ltd. (Norway)	33,054	9,561
China Oilfield Services Ltd. (China) (Class H Stock)	50,000	42,965
Core Laboratories NV	163	17,725
Diamond Offshore Drilling, Inc.	4,346	91,701
Era Group, Inc.*	951	10,604
Fugro NV (Netherlands), CVA*	5,000	82,011
Hilong Holding Ltd. (China)	41,000	7,069
Hunting PLC (United Kingdom)	3,810	17,161
John Wood Group PLC (United Kingdom)	47,546	428,212
Mullen Group Ltd. (Canada)	2,900	29,363
Ocean Rig UDW, Inc. (Cyprus)	2,802	4,567
Oceaneering International, Inc.	727	27,277
Saipem SpA (Italy)*	12,682	102,506
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	656	35,982
SEACOR Holdings, Inc.*(a)	1,164	61,180
Seadrill Ltd. (United Kingdom)*(a)	22,695	78,375

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Shawcor Ltd. (Canada)	2,400	$48,687
Technip SA (France)	5,164	256,808
Tecnicas Reunidas SA (Spain)(a)	1,654	62,538
Tenaris SA (Luxembourg)	13,484	159,670
Tidewater, Inc.(a)	3,165	22,028
Wah Seong Corp. Bhd (Malaysia)	36,947	8,189

		1,649,556

Food & Staples Retailing — 0.7%
Aeon Co. Ltd. (Japan)	23,700	365,160
Ain Pharmaciez, Inc. (Japan)	1,300	61,982
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	8,300	365,363
Almacenes Exito SA (Colombia)	9,373	39,860
Andersons, Inc. (The)	1,198	37,893
Arcs Co. Ltd. (Japan)	18,400	405,556
Axfood AB (Sweden)	5,968	103,367
BIM Birlesik Magazalar A/S (Turkey)	1,212	21,334
Booker Group PLC (United Kingdom)	181,048	483,197
Carrefour SA (France)	12,247	353,445
Casey’s General Stores, Inc.	1,167	140,565
Casino Guichard Perrachon SA (France)(a)	4,249	195,203
Cawachi Ltd. (Japan)	8,400	163,797
China Resources Enterprise Ltd. (China)	52,336	111,669
Clicks Group Ltd. (South Africa)	1,437	8,273
Cocokara Fine, Inc. (Japan)	1,500	67,343
Colruyt SA (Belgium)	1,314	67,597
Controladora Comercial Mexicana SAB de CV (Mexico)	27,000	74,117
Cosco Capital, Inc. (Philippines)	137,900	24,012
Cosmos Pharmaceutical Corp. (Japan)	200	31,529
Costco Wholesale Corp.	5,581	901,331
CP ALL PCL (Thailand)	45,100	49,192
CVS Health Corp.	22,971	2,245,875
Delhaize Group (Belgium)	2,834	275,825
Distribuidora Internacional de Alimentacion SA (Spain)*	7,721	45,539
E-Mart Co. Ltd. (South Korea)*	898	144,093
Emperia Holding SA (Poland)	631	11,003
Empire Co. Ltd. (Canada) (Class A Stock)	9,000	167,421
Eurocash SA (Poland)	1,280	15,774
FamilyMart Co. Ltd. (Japan)	1,300	60,495
Fresh Market, Inc. (The)*	651	15,246
George Weston Ltd. (Canada)	1,800	139,114
Greggs PLC (United Kingdom)	22,259	431,534
Grupo Comercial Chedraui SA de CV (Mexico)	6,000	15,993
Heiwado Co. Ltd. (Japan)	4,300	94,370
ICA Gruppen AB (Sweden)(a)	3,783	137,385
InRetail Peru Corp. (Peru), 144A*(g)	1,246	17,444
J Sainsbury PLC (United Kingdom)(a)	78,128	297,529
Jeronimo Martins SGPS SA (Portugal)	6,185	80,482
Kato Sangyo Co. Ltd. (Japan)	1,600	37,017
Kesko OYJ (Finland) (Class B Stock)	2,653	92,993
Koninklijke Ahold NV (Netherlands)	13,079	275,883
Kroger Co. (The)	16,749	700,611
Kusuri No Aoki Co. Ltd. (Japan)	900	43,930
Lawson, Inc. (Japan)	600	48,703
Lenta Ltd. (Russia), GDR*	3,314	22,369
Loblaw Cos. Ltd. (Canada)	5,695	268,925

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Magnit PJSC (Russia), GDR, RegS	5,075	$204,117
Massmart Holdings Ltd. (South Africa)	1,413	9,147
Matahari Putra Prima Tbk PT (Indonesia)	25,800	3,388
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	8,800	449,053
Metro, Inc. (Canada)	9,000	251,977
Ministop Co. Ltd. (Japan)	5,400	104,688
Mitsubishi Shokuhin Co. Ltd. (Japan)	1,400	34,390
Organizacion Soriana SAB de CV (Mexico) (Class B Stock)*	9,800	22,461
Pick’n Pay Holdings Ltd. (South Africa)	1,643	2,954
Pick’n Pay Stores Ltd. (South Africa)	685	2,877
President Chain Store Corp. (Taiwan)	9,000	56,171
Puregold Price Club, Inc. (Philippines)	29,600	21,828
Raia Drogasil SA (Brazil)	1,100	9,865
Robinsons Retail Holdings, Inc. (Philippines)	17,940	24,036
Seven & I Holdings Co. Ltd. (Japan)	15,500	709,661
Shanghai Bailian Group Co. Ltd. (China)	7,600	14,843
Shoprite Holdings Ltd. (South Africa)	4,300	39,848
Shufersal Ltd. (Israel)*	25,090	77,753
Siam Makro PCL (Thailand)	20,500	20,224
Sligro Food Group NV (Netherlands)	2,702	97,660
SPAR Group Ltd. (The) (South Africa)	1,373	16,336
Sugi Holdings Co. Ltd. (Japan)	1,200	66,207
Sun Art Retail Group Ltd. (Hong Kong)	68,500	51,538
Sundrug Co. Ltd. (Japan)	200	12,859
Sysco Corp.	10,243	419,963
Taiwan TEA Corp. (Taiwan)	100,000	44,753
Tesco PLC (United Kingdom)*	236,994	520,744
Tsuruha Holdings, Inc. (Japan)	500	43,323
United Natural Foods, Inc.*	2,114	83,207
UNY Group Holdings Co. Ltd. (Japan)	79,400	498,937
Valor Co. Ltd. (Japan)	3,900	91,979
Walgreens Boots Alliance, Inc.(a)	13,055	1,111,699
Wal-Mart de Mexico SAB de CV (Mexico)	64,900	163,770
Wal-Mart Stores, Inc.	46,994	2,880,732
Wesfarmers Ltd. (Australia)	20,609	621,320
Whole Foods Market, Inc.(a)	7,137	239,090
WM Morrison Supermarkets PLC (United Kingdom)(a)	128,153	279,232
Woolworths Ltd. (Australia)	20,128	357,121
Wumart Stores, Inc. (China) (Class H Stock)*	68,000	54,032
X5 Retail Group NV (Russia), GDR, RegS*	2,169	41,103

		19,512,224

Food Products — 0.9%
AAK AB (Sweden)	821	60,819
AGV Products Corp. (Taiwan)*	49,000	13,360
Ajinomoto Co., Inc. (Japan)	10,000	236,757
Alicorp SA (Peru)*	16,356	27,783
Archer-Daniels-Midland Co.	20,422	749,079
Aryzta AG (Switzerland)*	4,272	216,115
Associated British Foods PLC (United Kingdom)	4,790	235,704
Astra Agro Lestari Tbk PT (Indonesia)	7,500	8,549
Astral Foods Ltd. (South Africa)	1,089	8,168
Austevoll Seafood ASA (Norway)	12,237	74,334
AVI Ltd. (South Africa)	2,609	13,036
B&G Foods, Inc.	2,023	70,845
Barry Callebaut AG (Switzerland)*	66	71,691

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Biostime International Holdings Ltd. (China)	7,000	$14,341
Boulder Brands, Inc.*	2,111	23,179
BRF SA (Brazil)	5,300	74,217
Bumitama Agri Ltd. (Indonesia)	7,600	3,779
Bunge Ltd.	6,042	412,548
Calbee, Inc. (Japan)	1,100	46,452
Campbell Soup Co.	2,851	149,820
Changshouhua Food Co. Ltd. (China)	26,000	16,170
Charoen Pokphand Enterprise (Taiwan)	19,480	13,589
Charoen Pokphand Foods PCL (Thailand)	143,900	73,180
Cherkizovo Group PJSC (Russia), GDR	2,375	22,847
China Fishery Group Ltd. (Hong Kong)*	89,500	45,645
China Huishan Dairy Holdings Co. Ltd. (China)	127,000	48,569
China Mengniu Dairy Co. Ltd. (China)	112,000	181,814
China Modern Dairy Holdings Ltd. (China)	183,000	47,283
China Shengmu Organic Milk Ltd. (China), 144A*(g)	100,000	23,564
China Tianyi Holdings Ltd. (Hong Kong)*	112,000	20,162
Chocoladefabriken Lindt & Spruengli AG (Switzerland)*	16	99,915
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	2	149,002
CJ CheilJedang Corp. (South Korea)*	340	108,751
Clover Industries Ltd. (South Africa)	7,599	8,353
ConAgra Foods, Inc.	8,489	357,896
Corbion NV (Netherlands)	12,569	304,316
CP Pokphand Co. Ltd. (Hong Kong)	290,000	30,493
Cranswick PLC (United Kingdom)	5,407	152,885
Daesang Corp. (South Korea)*	2,178	59,912
Dairy Crest Group PLC (United Kingdom)	10,638	106,467
Danone SA (France)	10,946	739,663
Darling Ingredients, Inc.*	6,051	63,657
Dean Foods Co.	2,812	48,226
Devro PLC (United Kingdom)	9,795	41,876
Dydo Drinco, Inc. (Japan)	1,100	51,146
Eagle High Plantations Tbk PT (Indonesia)*	280,700	2,800
Ebro Foods SA (Spain)	28,338	557,434
Flowers Foods, Inc.	3,951	84,907
Fresh Del Monte Produce, Inc.	3,150	122,472
Fuji Oil Co. Ltd. (Japan)	3,900	63,335
Fujicco Co. Ltd. (Japan)	2,300	40,176
General Mills, Inc.	7,554	435,564
Genting Plantations Bhd (Malaysia)	6,200	15,307
GFPT PCL (Thailand)	34,700	9,546
GrainCorp Ltd. (Australia) (Class A Stock)	8,048	50,263
Great Wall Enterprise Co. Ltd. (Taiwan)	60,900	38,273
Greencore Group PLC (Ireland)	25,018	130,531
Gruma SAB de CV (Mexico) (Class B Stock)	2,800	39,276
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)*	17,500	46,658
Grupo Herdez SAB de CV (Mexico)	4,800	12,469
Grupo Lala SAB de CV (Mexico)	7,700	17,902
Grupo Nutresa SA (Colombia)	7,508	53,498
Hain Celestial Group, Inc. (The)*	1,493	60,302
Hershey Co. (The)	1,457	130,066
HKScan OYJ (Finland) (Class A Stock)	29,565	122,032
Hokuto Corp. (Japan)	2,800	53,917
Hormel Foods Corp.(a)	2,984	235,975

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
House Foods Group, Inc. (Japan)	6,200	$122,411
Illovo Sugar Ltd. (South Africa)	13,336	14,573
Imperial Pacific International Holdings Ltd. (Hong Kong)*	180,000	3,913
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	13,200	12,770
Indofood Sukses Makmur Tbk PT (Indonesia)	116,300	43,289
Industrias Bachoco SAB de CV (Mexico) (Class B Stock)	5,000	20,349
Ingredion, Inc.	1,829	175,291
IOI Corp. Bhd (Malaysia)	48,200	49,920
J.M. Smucker Co. (The)	2,489	306,993
Japfa Comfeed Indonesia Tbk PT (Indonesia)*	215,800	9,885
Japfa Ltd. (Singapore)*	15,700	5,188
JBS SA (Brazil)	12,100	37,772
J-Oil Mills, Inc. (Japan)	106,000	307,616
Kagome Co. Ltd. (Japan)	9,000	157,519
Kellogg Co.	4,270	308,593
Kerry Group PLC (Ireland) (Class A Stock)	4,221	349,246
Kewpie Corp. (Japan)	3,500	86,456
KEY Coffee, Inc. (Japan)	8,800	140,475
Khon Kaen Sugar Industry PCL (Thailand)	181,920	20,727
Kikkoman Corp. (Japan)	1,000	34,647
Kraft Heinz Co. (The)(a)	5,411	393,704
Kuala Lumpur Kepong Bhd (Malaysia)	9,500	50,529
Kulim Malaysia Bhd (Malaysia)	30,600	26,869
La Doria SpA (Italy)	31,554	446,759
Leroy Seafood Group ASA (Norway)	12,953	481,475
Leyou Technologies Holdings Ltd. (China)*	90,000	8,661
Lien Hwa Industrial Corp. (Taiwan)	94,760	54,719
Lotte Confectionery Co. Ltd. (South Korea)*	47	91,123
M Dias Branco SA (Brazil)	800	13,447
Malindo Feedmill Tbk PT (Indonesia)*	54,400	5,981
Marine Harvest ASA (Norway)*	10,722	144,263
McCormick & Co., Inc.(a)	1,882	161,024
Mead Johnson Nutrition Co.	1,229	97,030
Megmilk Snow Brand Co. Ltd. (Japan)	4,500	115,715
MEIJI Holdings Co. Ltd. (Japan)	2,000	165,199
Minerva SA (Brazil)*	200	672
Mitsui Sugar Co. Ltd. (Japan)	11,000	49,518
Mondelez International, Inc. (Class A Stock)	31,570	1,415,599
Namchow Chemical Industrial Co. Ltd. (Taiwan)	5,000	10,297
Nestle SA (Switzerland)	66,988	4,972,871
NH Foods Ltd. (Japan)	7,000	137,199
Nichirei Corp. (Japan)	12,000	88,420
Nippon Flour Mills Co. Ltd. (Japan)	10,000	71,741
Nisshin Oillio Group Ltd. (The) (Japan)	75,000	305,523
Nisshin Seifun Group, Inc. (Japan)	10,320	168,572
Nissin Foods Holdings Co. Ltd. (Japan)	1,900	100,821
NongShim Co. Ltd. (South Korea)*	246	91,876
Oceana Group Ltd. (South Africa)	936	7,081
O’Key Group SA (Russia), GDR, RegS	4,081	8,162
Orion Corp. (South Korea)*	50	49,388
Orkla ASA (Norway)	26,161	206,382
Parmalat SpA (Italy)	22,262	57,822
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	130,200	12,336

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Pinnacle Foods, Inc.	2,473	$105,004
Pioneer Foods Ltd. (South Africa)	1,170	12,001
Post Holdings, Inc.*	1,564	96,499
PPB Group Bhd (Malaysia)	22,400	82,696
QL Resources Bhd (Malaysia)	13,400	13,369
RCL Foods Ltd/South Africa (South Africa)	4,774	4,476
Rhodes Food Group Pty Ltd. (South Africa)*	857	1,297
Rock Field Co. Ltd. (Japan)	2,600	63,650
Ros Agro PLC (Russia), GDR	1,489	20,474
Salmar ASA (Norway)	3,844	67,085
Sanderson Farms, Inc.	698	54,109
Sao Martinho SA (Brazil)	1,200	13,889
Saputo, Inc. (Canada)	5,200	124,391
Sawit Sumbermas Sarana Tbk PT (Indonesia)	23,000	3,246
Select Harvests Ltd. (Australia)	11,389	70,131
Shenguan Holdings Group Ltd. (China)	76,000	11,034
SLC Agricola SA (Brazil)	1,600	6,653
Snyder’s-Lance, Inc.	1,498	51,381
Standard Foods Corp. (Taiwan)	7,592	18,895
Suedzucker AG (Germany)	8,569	169,842
Taisun Enterprise Co. Ltd. (Taiwan)*	18,000	6,584
Taiyen Biotech Co. Ltd. (Taiwan)	15,000	13,661
Tat Gida Sanayi A/S (Turkey)*	1,726	3,279
Tate & Lyle PLC (United Kingdom)	16,395	144,414
Tenwow International Holdings Ltd. (China)	34,000	11,108
Thai Union Frozen Products Pcl (Thailand)	90,400	43,209
Thai Vegetable Oil PCL (Thailand)	10,700	6,661
Tiga Pilar Sejahtera Food Tbk (Indonesia)*	44,300	3,871
Tiger Brands Ltd. (South Africa)	2,395	49,057
Tingyi Cayman Islands Holding Corp. (China)	58,000	82,399
Tongaat Hulett Ltd. (South Africa)	4,245	25,550
Toyo Suisan Kaisha Ltd. (Japan)	2,200	76,676
TreeHouse Foods, Inc.*	1,255	98,467
TSH Resources Bhd (Malaysia)	43,800	19,995
Ttet Union Corp. (Taiwan)	3,000	6,836
Tyson Foods, Inc. (Class A Stock)(a)	10,126	540,020
Ulker Biskuvi Sanayi A/S (Turkey)	1,518	9,162
Uni-President China Holdings Ltd. (China)	39,000	29,870
Uni-President Enterprises Corp. (Taiwan)	125,708	209,547
United Plantations Bhd (Malaysia)	2,100	12,404
Universal Robina Corp. (Philippines)	10,630	41,946
Vanguarda Agro SA (Brazil)*	936	1,881
Vilmorin & Cie SA (France)	656	47,195
Viscofan SA (Spain)	1,312	79,144
Want Want China Holdings Ltd. (China)	173,000	128,398
Warabeya Nichiyo Co. Ltd. (Japan)	6,700	127,015
Wawel SA (Poland)	22	6,668
Wei Chuan Food Corp. (Taiwan)*	23,000	12,192
Yakult Honsha Co. Ltd. (Japan)	2,300	112,573
Yamazaki Baking Co. Ltd. (Japan)	5,000	112,429
Yashili International Holdings Ltd. (China)	23,000	5,698

		22,925,102

Gas Utilities — 0.1%
AGL Resources, Inc.	2,013	128,450
APA Group (Australia)	14,831	93,322
Ascopiave SpA (Italy)	10,576	25,102
Atmos Energy Corp	2,198	138,562

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities (continued)
Aygaz A/S (Turkey)	2,530	$8,756
China Gas Holdings Ltd. (Hong Kong)	58,000	83,339
China Oil & Gas Group Ltd. (Hong Kong)*	298,000	20,274
China Resources Gas Group Ltd. (China)	24,000	71,527
E1 Corp. (South Korea)*	1,146	59,889
Empresa de Energia de Bogota SA (Colombia)	33,443	18,120
Enagas SA (Spain)	4,369	123,241
ENN Energy Holdings Ltd. (China)	20,000	106,092
Gas Natural SDG SA (Spain)	9,790	199,641
Gasco SA (Chile)	1,947	14,151
Hong Kong & China Gas Co. Ltd. (Hong Kong)	121,638	238,051
Infraestructura Energetica Nova SAB de CV (Mexico)	4,000	16,790
Korea District Heating Corp. (South Korea)*	772	37,713
Korea Gas Corp. (South Korea)*	3,968	123,810
Laclede Group, Inc. (The)	1,106	65,707
National Fuel Gas Co.	2,083	89,048
New Jersey Resources Corp.	2,290	75,478
Northwest Natural Gas Co.	1,611	81,533
ONE Gas, Inc.	1,249	62,662
Osaka Gas Co. Ltd. (Japan)	68,000	245,612
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	271,600	53,550
Petronas Gas Bhd (Malaysia)	4,500	23,803
Piedmont Natural Gas Co., Inc.	1,710	97,504
Questar Corp.	3,370	65,648
Rubis SCA (France)	1,817	137,905
Samchully Co. Ltd. (South Korea)*	728	63,450
Snam SpA (Italy)	34,710	181,150
Southwest Gas Corp.	1,408	77,665
Toho Gas Co. Ltd. (Japan)	15,000	96,874
Tokyo Gas Co. Ltd. (Japan)	61,000	286,626
Towngas China Co. Ltd. (Hong Kong)	165,000	95,591
UGI Corp.	2,196	74,137

		3,380,773

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	19,709	885,131
Ansell Ltd. (Australia)	2,741	42,478
Apex Biotechnology Corp. (Taiwan)	4,000	5,712
Baxter International, Inc.	7,676	292,839
Becton, Dickinson and Co.	2,169	334,221
Biosensors International Group Ltd. (Singapore)*	94,000	53,567
Boston Scientific Corp.*	21,584	398,009
C.R. Bard, Inc.	991	187,735
Cochlear Ltd. (Australia)	556	38,476
Coloplast A/S (Denmark) (Class B Stock)	1,896	153,078
Cooper Cos., Inc. (The)	639	85,754
DENTSPLY International, Inc.	2,773	168,737
DiaSorin SpA (Italy)	1,071	56,251
Edwards Lifesciences Corp.*	1,912	151,010
Elekta AB (Sweden) (Class B Stock)(a)	7,565	64,279
Essilor International SA (France)	2,650	330,287
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	8,637	52,506
Getinge AB (Sweden) (Class B Stock)	4,118	107,872
Ginko International Co. Ltd. (Taiwan)	2,000	26,351

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
GN Store Nord A/S (Denmark)	5,478	$99,417
Greatbatch, Inc.*	814	42,735
Guerbet (France)	5,851	411,822
Haemonetics Corp.*	1,817	58,580
Halyard Health, Inc.*	983	32,842
Hartalega Holdings Bhd (Malaysia)	11,700	16,187
Hogy Medical Co. Ltd. (Japan)	900	45,287
Hologic, Inc.*	4,072	157,546
Hoya Corp. (Japan)	7,100	290,337
IDEXX Laboratories, Inc.*	1,112	81,087
Intai Technology Corp. (Taiwan)*	1,000	3,768
Integra Lifesciences Holdings Corp.*	718	48,666
Intuitive Surgical, Inc.*	336	183,510
Kossan Rubber Industries (Malaysia)	6,100	13,196
LivaNova PLC*	319	18,939
Masimo Corp.*	1,599	66,374
Medicalgorithmics SA (Poland)	94	5,309
Medtronic PLC	19,834	1,525,631
Microport Scientific Corp. (China)*	8,000	3,807
Mindray Medical International Ltd. (China), ADR	5,700	154,584
Newtree Group Holdings Ltd. (Macau)*	18,000	6,034
Nihon Kohden Corp. (Japan)	2,800	67,729
Nipro Corp. (Japan)	7,200	78,732
Olympus Corp. (Japan)	4,100	161,412
Pacific Hospital Supply Co. Ltd. (Taiwan)	3,000	6,891
Paramount Bed Holdings Co. Ltd. (Japan)	800	28,385
Pihsiang Machinery Manufacturing Co. Ltd. (Taiwan)	4,000	8,648
ResMed, Inc.	2,140	114,897
SeaSpine Holdings Corp.*	239	4,106
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	164,000	112,140
Sirona Dental Systems, Inc.*(a)	706	77,356
Smith & Nephew PLC (United Kingdom)	14,073	250,811
Sonova Holding AG (Switzerland)	626	79,535
St Shine Optical Co. Ltd. (Taiwan)	1,000	20,014
St. Jude Medical, Inc.	3,725	230,093
STERIS PLC	1,216	91,613
STRATEC Biomedical AG (Germany)	754	49,761
Stryker Corp.	4,100	381,054
Supermax Corp. Bhd (Malaysia)	25,200	18,978
Symmetry Surgical, Inc.*	623	5,732
Sysmex Corp. (Japan)	1,400	89,803
TaiDoc Technology Corp. (Taiwan)	2,000	6,429
Teleflex, Inc.(a)	639	83,997
Terumo Corp. (Japan)	7,200	223,153
Top Glove Corp. Bhd (Malaysia)	6,800	21,490
Varian Medical Systems, Inc.*	1,402	113,282
West Pharmaceutical Services, Inc.	2,408	145,010
William Demant Holding A/S (Denmark)*	723	68,869
Zimmer Biomet Holdings, Inc.(g)	3,637	373,120

		9,612,991

Health Care Providers & Services — 0.5%
Acadia Healthcare Co., Inc.*	764	47,719
Aetna, Inc.	6,350	686,562
Air Methods Corp.*(a)	700	29,351
Alfresa Holdings Corp. (Japan)	8,500	167,877
AmerisourceBergen Corp.	2,724	282,506

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Amsurg Corp.*	603	$45,828
Anthem, Inc.	6,725	937,734
Australian Pharmaceutical Industries Ltd. (Australia)	209,760	293,850
Bangkok Chain Hospital PCL (Thailand)	23,400	5,885
Bangkok Dusit Medical Services PCL (Thailand)	54,600	33,836
Banmedica SA (Chile)	6,618	9,536
BML, Inc. (Japan)	1,600	47,924
Bumrungrad Hospital PCL (Thailand)	3,600	21,109
Bupa Chile SA (Chile)	14,235	11,396
Cardinal Health, Inc.	4,614	411,892
Centene Corp.*	1,730	113,851
CHC Healthcare Group (Taiwan)	5,000	9,014
Chemed Corp.	435	65,163
China National Accord Medicines Corp. Ltd. (China)	600	2,815
China NT Pharma Group Co. Ltd. (Hong Kong)*	18,500	5,979
Chularat Hospital PCL (Thailand)	74,700	5,522
CIGNA Corp.	4,427	647,803
Community Health Systems, Inc.*	3,322	88,133
DaVita HealthCare Partners, Inc.*	2,530	176,366
Diagnosticos da America SA (Brazil)	2,500	6,382
Excelsior Medical Co. Ltd. (Taiwan)	9,000	13,471
Express Scripts Holding Co.*	12,046	1,052,941
Fagron NV (Belgium)	5,187	39,663
Fleury SA (Brazil)	1,300	5,257
Fresenius Medical Care AG & Co. KGaA (Germany)	4,685	393,704
Fresenius SE & Co. KGaA (Germany)	7,037	501,264
Golden Meditech Holdings Ltd. (Hong Kong)	168,686	27,080
Hanger, Inc.*	1,120	18,424
Health Net, Inc.*	1,547	105,908
Henry Schein, Inc.*	1,019	161,196
Humana, Inc.	2,259	403,254
IHH Healthcare Bhd (Malaysia)	44,600	68,352
KPJ Healthcare Bhd (Malaysia)	9,650	9,485
Laboratory Corp. of America Holdings*	1,494	184,718
Life Healthcare Group Holdings Ltd. (South Africa)	5,575	12,655
LifePoint Hospitals, Inc.*	1,192	87,493
Magellan Health, Inc.*	1,182	72,882
McKesson Corp.	3,022	596,029
Mediclinic International Ltd. (South Africa)	4,209	32,375
Medipal Holdings Corp. (Japan)	9,900	168,736
MEDNAX, Inc.*	1,792	128,415
Miraca Holdings, Inc. (Japan)	1,800	79,203
Molina Healthcare, Inc.*	620	37,281
Netcare Ltd. (South Africa)	10,658	23,343
Neuca SA (Poland)	64	5,850
Nichii Gakkan Co. (Japan)	3,800	27,654
Odontoprev SA (Brazil)	2,200	5,255
Oriola-KD OYJ (Finland)*	45,915	215,462
Orpea (France)	1,483	118,739
Owens & Minor, Inc.	2,124	76,422
Patterson Cos., Inc.(a)	1,647	74,461
Primary Health Care Ltd. (Australia)(a)	31,194	52,781
Qualicorp SA (Brazil)	2,800	10,000
Quest Diagnostics, Inc.(a)	2,926	208,156

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Ramsay Health Care Ltd. (Australia)	1,561	$76,758
Rhoen-Klinikum AG (Germany)	4,264	127,915
Ryman Healthcare Ltd. (New Zealand)	28,518	165,505
Select Medical Holdings Corp.	3,739	44,531
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	23,400	50,437
Ship Healthcare Holdings, Inc. (Japan)	800	19,808
Sienna Sr. Living, Inc. (Canada)	5,800	67,653
Siloam International Hospitals Tbk PT (Indonesia)	700	496
Sinopharm Group Co. Ltd. (China) (Class H Stock)	83,600	333,750
Sonic Healthcare Ltd. (Australia)	9,513	123,166
Summerset Group Holdings Ltd. (New Zealand)	31,018	86,359
Suzuken Co. Ltd. (Japan)	3,850	146,308
Team Health Holdings, Inc.*	765	33,576
Toho Holdings Co. Ltd. (Japan)	6,100	148,277
United Drug PLC (Ireland)*	33,558	295,864
UnitedHealth Group, Inc.	13,912	1,636,608
Universal Health Services, Inc. (Class B Stock)	1,488	177,801
Universal Medical Financial & Technical Advisory Services Co. Ltd. (Hong Kong), 144A*(g)	30,500	23,483
VCA, Inc.*	1,580	86,900
Vibhavadi Medical Center PCL (Thailand)*	105,000	5,602
WellCare Health Plans, Inc.*	898	70,233

		12,892,972

Health Care Technology
AGFA-Gevaert NV (Belgium)*	10,329	58,820
Allscripts Healthcare Solutions, Inc.*	3,375	51,907
Cegedim SA (France)*	507	17,626
Cerner Corp.*	2,521	151,689
HMS Holdings Corp.*	1,300	16,042
Quality Systems, Inc.	803	12,944

		309,028

Hotels, Restaurants & Leisure — 0.4%
Accordia Golf Co. Ltd. (Japan)	5,100	48,908
Ajisen China Holdings Ltd. (Hong Kong)	39,000	17,241
Alsea SAB de CV (Mexico)	5,600	19,447
Ambassador Hotel (The) (Taiwan)	13,000	10,923
AmRest Holdings SE (Poland)*	436	20,890
Aristocrat Leisure Ltd. (Australia)	8,326	61,478
Autogrill SpA (Italy)*	4,597	43,811
Berjaya Sports Toto Bhd (Malaysia)	10,377	7,372
BJ’s Restaurants, Inc.*	851	36,993
Bloomberry Resorts Corp. (Philippines)	60,500	5,821
Bloomin’ Brands, Inc.	2,635	44,505
Bob Evans Farms, Inc.	1,195	46,426
Brinker International, Inc.	594	28,482
Carnival Corp.	15,412	839,646
Carnival PLC	10,783	614,555
Carnival PLC, ADR	6,094	346,870
Central Plaza Hotel PCL (Thailand)	8,200	10,026
Cheesecake Factory, Inc. (The)	1,352	62,341
China Lodging Group Ltd. (China), ADR	700	21,882
China Star Entertainment Ltd. (Hong Kong)*	62,000	6,204

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc.*	295	$141,556
City Lodge Hotels Ltd. (South Africa)	950	9,214
Compass Group PLC (United Kingdom)	24,712	428,218
Cracker Barrel Old Country Store, Inc.(a)	760	96,391
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	700	2,389
Darden Restaurants, Inc.	2,848	181,247
Domino’s Pizza Enterprises Ltd. (Australia)	8,723	363,953
Doutor Nichires Holdings Co. Ltd. (Japan)	3,700	57,230
Dunkin’ Brands Group, Inc.	1,900	80,921
Emperor Entertainment Hotel Ltd. (Hong Kong)	55,000	10,043
Erawan Group PCL (The) (Thailand)	36,400	4,329
Famous Brands Ltd. (South Africa)	1,229	10,302
Formosa International Hotels Corp. (Taiwan)	2,000	13,822
Gourmet Master Co. Ltd. (Taiwan)	2,000	14,230
Greene King PLC (United Kingdom)	13,826	189,279
Hiday Hidaka Corp. (Japan)	1,000	28,724
HIS Co. Ltd. (Japan)	1,300	43,425
Holiday Entertainment Co. Ltd. (Taiwan)	3,000	4,858
Homeinns Hotel Group (China), ADR*	1,300	44,408
Hoteles City Express SAB de CV (Mexico)*	8,900	11,898
Huangshan Tourism Development Co. Ltd. (China)	1,600	3,275
International Game Technology PLC	3,509	56,776
International Meal Co. Alimentacao SA (Brazil)*	1,500	1,539
Jack in the Box, Inc.	1,179	90,441
Jinmao Investments and Jinmao China Investments Holdings Ltd. (China)	12,500	7,064
Jollibee Foods Corp. (Philippines)	4,730	21,958
Kangwon Land, Inc. (South Korea)*	3,070	100,200
Kappa Create Holdings Co. Ltd. (Japan)*	8,200	81,879
Kuoni Reisen Holding AG (Switzerland)*	275	76,600
Kura Corp. (Japan)	700	28,107
Ladbrokes PLC (United Kingdom)	25,434	44,863
Leofoo Development Co. (Taiwan)	42,000	13,957
Lion Travel Service Co. Ltd. (Taiwan)	1,000	3,608
Magnum Bhd (Malaysia)	29,500	17,246
Major Cineplex Group PCL (Thailand)	12,300	12,049
Marriott Vacations Worldwide Corp.	1,456	82,919
Matsuya Foods Co. Ltd. (Japan)	10,100	239,971
McDonald’s Corp.	13,144	1,552,832
Melia Hotels International SA (Spain)	26,190	345,942
Minor International PCL (Thailand)	36,850	37,121
Mk Restaurants Group Pcl (Thailand)	9,500	15,312
NET Holding A/S (Turkey)*	17,374	20,791
Ohsho Food Service Corp. (Japan)	6,800	234,908
Oriental Land Co. Ltd. (Japan)	1,900	114,943
OUE Ltd. (Singapore)	64,400	81,182
Panera Bread Co. (Class A Stock)*	436	84,924
Papa John’s International, Inc.	1,254	70,061
Plenus Co. Ltd. (Japan)	3,000	50,136
Rank Group PLC (United Kingdom)(g)	1,620	6,812
Resorttrust, Inc. (Japan)	3,000	79,139
Restaurant Group PLC (The) (United Kingdom)	13,135	132,901
REXLot Holdings Ltd. (Hong Kong)(g)	675,000	—
Saizeriya Co. Ltd. (Japan)	4,600	115,445

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Shanghai Jinjiang International Travel Co. Ltd. (China)	4,300	$21,543
Shangri-La Asia Ltd. (Hong Kong)	84,000	81,790
Six Flags Entertainment Corp.	1,698	93,288
SkiStar AB (Sweden)	1,166	17,134
Sodexo SA (France)	3,147	307,454
Spur Corp. Ltd. (South Africa)	4,777	10,369
Star Entertainment Grp Ltd. (The) (Australia)	106,175	389,601
Starbucks Corp.	12,592	755,898
Sun International Ltd. (South Africa)	2,512	15,130
Tatts Group Ltd. (Australia)	41,052	130,335
Texas Roadhouse, Inc.	2,551	91,249
Tokyo Dome Corp. (Japan)	9,000	45,876
Travellers International Hotel Group, Inc. (Philippines)	85,000	7,914
Tsogo Sun Holdings Ltd. (South Africa)	18,634	29,281
WATAMI Co. Ltd. (Japan)*	2,900	19,216
Whitbread PLC (United Kingdom)	2,685	174,033
William Hill PLC (United Kingdom)	20,787	121,316
Wowprime Corp. (Taiwan)	2,030	9,919
Yum! Brands, Inc.	2,899	211,772
Zensho Holdings Co. Ltd. (Japan)	10,000	125,788

		10,514,065

Household Durables — 0.3%
Ability Enterprise Co. Ltd. (Taiwan)*	29,994	21,277
Alpine Electronics, Inc. (Japan)	3,700	57,508
Amica Wronki SA (Poland)	277	12,235
AmTRAN Technology Co. Ltd. (Taiwan)	89,000	42,585
Arcelik A/S (Turkey)	6,552	31,365
Basso Industry Corp. (Taiwan)*	3,600	6,875
Bellway PLC (United Kingdom)	19,779	827,033
Berkeley Group Holdings PLC (United Kingdom)	15,544	845,032
Bovis Homes Group PLC (United Kingdom)	34,103	510,062
Casio Computer Co. Ltd. (Japan)	6,800	158,962
Consorcio ARA SAB de CV (Mexico)	39,600	13,740
Coway Co. Ltd. (South Korea)*	1,231	87,650
Cyrela Brazil Realty SA Empreendimentos e Participacoes (Brazil)	7,000	13,270
De’longhi SpA (Italy)	4,204	125,577
Direcional Engenharia SA (Brazil)	2,300	2,041
Dorel Industries, Inc. (Canada) (Class B Stock)	1,700	38,492
Duni AB (Sweden)	6,060	101,581
Electrolux AB (Sweden) (Class B Stock)	4,679	112,892
Fabryki Mebli Forte SA (Poland)	695	9,433
Forbo Holding AG (Switzerland)*	322	379,116
Funai Electric Co. Ltd. (Japan)	5,600	46,973
Garmin Ltd.	3,006	111,733
GoPro, Inc.*	1,573	28,330
GUD Holdings Ltd. (Australia)	10,585	65,057
Haier Electronics Group Co. Ltd. (Hong Kong)	45,000	90,833
Helbor Empreendimentos SA (Brazil)	3,800	1,508
Helen of Troy Ltd.*	1,358	127,991
Husqvarna AB (Sweden) (Class B Stock)	10,815	71,372
Kinpo Electronics (Taiwan)*	114,000	33,179
Leggett & Platt, Inc.	3,255	136,775

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
LG Electronics, Inc. (South Korea)*	6,719	$305,476
Metall Zug AG (Switzerland) (Class B Stock)	39	98,162
Misawa Homes Co. Ltd. (Japan)	4,500	33,012
Newell Rubbermaid, Inc.(a)	3,447	151,944
Nikon Corp. (Japan)	19,000	254,476
Nobia AB (Sweden)	36,767	460,069
NVR, Inc.*	74	121,582
PanaHome Corp. (Japan)	7,000	52,884
Panasonic Corp. (Japan)	53,000	537,288
Rinnai Corp. (Japan)	1,100	97,464
Sampo Corp. (Taiwan)	50,000	18,071
Sangetsu Co. Ltd. (Japan)	10,800	197,128
SEB SA (France)	1,209	124,118
Sekisui Chemical Co. Ltd. (Japan)	17,000	221,957
Sekisui House Ltd. (Japan)	31,900	536,359
Steinhoff International Holdings NV (Netherlands)	53,621	272,214
Sumitomo Forestry Co. Ltd. (Japan)	9,900	133,582
Taiwan Sakura Corp. (Taiwan)	17,000	9,437
Tamron Co. Ltd. (Japan)	1,200	22,139
Tatung Co. Ltd. (Taiwan)*	320,000	54,139
Token Corp. (Japan)	540	41,681
TopBuild Corp.*	1,570	48,309
Tsann Kuen China Enterprise Co. Ltd. (China)	3,300	4,831
Tupperware Brands Corp.	744	41,404
Vestel Elektronik Sanayi ve Ticaret A/S (Turkey)*	3,486	6,095
Welling Holding Ltd. (China)	74,000	14,141
Wuxi Little Swan Co. Ltd. (China)	12,200	29,048
Yuhua Energy Holdings Ltd. (Hong Kong)*	16,000	2,169
Zeng Hsing Industrial Co. Ltd. (Taiwan)	4,000	16,731

		8,016,387

Household Products — 0.3%
Church & Dwight Co., Inc.	2,762	234,439
Clorox Co. (The)	485	61,513
Colgate-Palmolive Co.	3,346	222,911
Earth Chemical Co. Ltd. (Japan)	1,500	61,559
Energizer Holdings, Inc.	1,539	52,418
Henkel AG & Co. KGaA (Germany)	2,269	217,037
HRG Group, Inc.*	4,000	54,240
Kimberly-Clark Corp.	1,354	172,364
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	16,000	37,478
LG Household & Health Care Ltd. (South Korea)*	177	157,173
Pigeon Corp. (Japan)	2,100	50,946
Procter & Gamble Co. (The)	57,461	4,562,978
PZ Cussons PLC (United Kingdom)	13,379	56,060
Reckitt Benckiser Group PLC (United Kingdom)	9,174	848,842
Spectrum Brands Holdings, Inc.	569	57,924
Svenska Cellulosa AB (Sweden) (Class B Stock)	15,012	435,049
Unicharm Corp. (Japan)	4,800	98,024
Unilever Indonesia Tbk PT (Indonesia)	2,300	6,140

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Vinda International Holdings Ltd. (Hong Kong)	8,000	$15,801

		7,402,896

Independent Power & Renewable Electricity Producers — 0.1%
Aboitiz Power Corp. (Philippines)	31,300	27,738
AES Corp. (The)	11,909	113,969
AES Gener SA (Chile)	51,394	22,807
AES Tiete SA (Brazil)	600	2,191
Calpine Corp.*	6,507	94,156
China Datang Corp. Renewable Power Co. Ltd. (China) (Class H Stock)*	187,000	23,293
China Longyuan Power Group Corp. (China) (Class H Stock)	250,000	187,995
China Power International Development Ltd. (China)	136,000	78,286
China Resources Power Holdings Co. Ltd. (China)	94,000	181,863
Colbun SA (Chile)	183,292	43,769
Datang International Power Generation Co. Ltd. (China) (Class H Stock)	86,000	26,035
Drax Group PLC (United Kingdom)	21,798	78,482
EDP Renovaveis SA (Spain)	10,208	80,293
Electric Power Development Co. Ltd. (Japan)	5,500	195,892
Electricity Generating PCL (Thailand)	14,500	61,046
Empresa Nacional de Electricidad SA (Chile), ADR	2,079	77,048
Enel Green Power SpA (Italy)	44,742	90,942
Energy Development Corp. (Philippines)	217,400	28,555
First Gen Corp. (Philippines)	49,500	23,759
Glow Energy PCL (Thailand)	10,700	22,004
Guangdong Electric Power Development Co. Ltd. (China) (Class B Stock)	34,820	22,895
Huadian Energy Co. Ltd. (China)*	45,400	27,195
Huadian Fuxin Energy Corp. Ltd. (China) (Class H Stock)	322,000	91,639
Huadian Power International Corp. Ltd. (China) (Class H Stock)	52,000	33,648
Huaneng Power International, Inc. (China) (Class H Stock)	112,000	95,905
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	350,000	103,871
Lopez Holdings Corp. (Philippines)	139,900	19,615
NRG Energy, Inc.	13,328	156,871
Ratchaburi Electricity Generating Holding PCL (Thailand)	19,800	26,136
Renewables Infrastructure Group Ltd/The (Guernsey)	169,993	256,369
SPCG PCL (Thailand)	14,600	8,683
Taiwan Cogeneration Corp. (Taiwan)	25,000	17,587
Talen Energy Corp.*	2,106	13,120
Tractebel Energia SA (Brazil)	2,200	18,623
TransAlta Corp. (Canada)	9,800	34,775

		2,387,055

Industrial Conglomerates — 0.6%
3M Co.	8,859	1,334,520
Aboitiz Equity Ventures, Inc. (Philippines)	46,770	57,374
Akfen Holding A/S (Turkey)	724	3,103

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
Allied Electronics Corp. Ltd. (South Africa) (Class N Stock)	9,825	$3,494
Antarchile SA (Chile)	7,356	68,519
Beijing Enterprises Holdings Ltd. (China)	30,000	180,848
Berli Jucker PCL (Thailand), NVDR	9,100	8,808
Bidvest Group Ltd. (The) (South Africa)	3,501	74,309
Boustead Holdings Bhd (Malaysia)	22,000	22,033
CITIC Ltd. (China)	350,000	617,135
CJ Corp. (South Korea)*	534	113,425
CK Hutchison Holdings Ltd. (Hong Kong)	109,500	1,471,891
Daetwyler Holding AG (Switzerland)	137	19,573
Danaher Corp.	11,679	1,084,746
DCC PLC (United Kingdom)	3,331	278,280
DMCI Holdings, Inc. (Philippines)	137,350	40,162
Dogan Sirketler Grubu Holding A/S (Turkey)*	41,469	8,092
Enka Insaat ve Sanayi A/S (Turkey)	27,368	42,387
Far Eastern New Century Corp. (Taiwan)	232,680	181,780
General Electric Co.	199,842	6,225,078
Grupo KUO SAB De CV (Mexico)	6,700	11,659
HAP Seng Consolidated Bhd (Malaysia)	10,800	16,272
Hopewell Holdings Ltd. (Hong Kong)	50,500	180,919
Hosken Consolidated Investments Ltd. (South Africa)	1,545	11,539
Indus Holding AG (Germany)	191	9,188
Industries Qatar QSC (Qatar)	1,548	47,081
Jardine Matheson Holdings Ltd. (Hong Kong)	9,018	439,447
Jardine Strategic Holdings Ltd. (Hong Kong)	8,832	241,379
JG Summit Holdings, Inc. (Philippines)	60,230	93,730
KAP Industrial Holdings Ltd. (South Africa)	29,230	13,042
KOC Holding A/S (Turkey)	15,192	56,898
Koninklijke Philips NV (Netherlands)	24,310	620,498
Mannai Corp. QSC (Qatar)	353	9,237
NWS Holdings Ltd. (Hong Kong)	120,000	179,129
Quinenco SA (Chile)	20,801	36,699
Reunert Ltd. (South Africa)	3,054	13,484
Rheinmetall AG (Germany)	7,603	505,388
Roper Technologies, Inc.(a)	1,685	319,796
San Miguel Corp. (Philippines)	74,860	79,386
Shanghai Industrial Holdings Ltd. (China)	39,000	101,813
Shun Tak Holdings Ltd. (Hong Kong)	388,000	145,662
Siemens AG (Germany)	19,570	1,893,327
Sigdo Koppers SA (Chile)	3,244	3,846
Sime Darby Bhd (Malaysia)	70,100	125,958
SK C&C Co. Ltd. (South Korea)*	509	103,706
Smiths Group PLC (United Kingdom)	8,875	122,732
Yazicilar Holding A/S (Turkey) (Class A Stock)	3,133	13,689

		17,231,061

Insurance — 1.1%
ACE Ltd.	9,377	1,095,702
Admiral Group PLC (United Kingdom)	4,300	105,074
Aflac, Inc.	8,030	480,997
AIA Group Ltd. (Hong Kong)	274,800	1,641,953
Alleghany Corp.*	680	324,992
Allianz SE (Germany)	13,819	2,435,999
Allied World Assurance Co. Holdings AG	4,366	162,372
Allstate Corp. (The)	13,334	827,908

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
American Financial Group, Inc.	2,763	$199,157
Amlin PLC (United Kingdom)	19,143	187,179
Amtrust Financial Services, Inc.	1,300	80,054
AON PLC	4,352	401,298
Arch Capital Group Ltd.*	4,829	336,823
Argo Group International Holdings Ltd.	1,574	94,188
Arthur J Gallagher & Co.	3,967	162,409
Aspen Insurance Holdings Ltd. (Bermuda)	3,781	182,622
Assicurazioni Generali SpA (Italy)	42,934	784,266
Assurant, Inc.	3,220	259,339
Axis Capital Holdings Ltd.	4,622	259,849
BB Seguridade Participacoes SA (Brazil)	5,000	30,749
Beazley PLC (United Kingdom)	119,688	687,224
Brasil Insurance Participacoes e Administracao SA (Brazil)	100	511
Brown & Brown, Inc.	3,304	106,058
Chubb Corp. (The)	4,334	574,862
Cincinnati Financial Corp.	2,804	165,913
CNinsure, Inc. (China), ADR*	2,200	20,416
Coface SA (France)*	6,983	70,758
Discovery Ltd. (South Africa)	3,007	25,790
Dongbu Insurance Co. Ltd. (South Korea)*	2,080	124,449
Endurance Specialty Holdings Ltd.	3,631	232,348
Euler Hermes Group (France)	725	69,800
Everest Re Group Ltd.	1,907	349,153
Fairfax Financial Holdings Ltd. (Canada)	500	237,374
First American Financial Corp.(a)	3,860	138,574
FNF Group	8,219	284,953
Gjensidige Forsikring ASA (Norway)	7,696	123,176
Great Eastern Holdings Ltd. (Singapore)	2,000	28,549
Great-West Lifeco, Inc. (Canada)	8,000	199,639
Grupo Catalana Occidente SA (Spain)	1,752	60,736
Hannover Rueck SE (Germany)	2,516	287,302
Hanover Insurance Group, Inc. (The)	2,330	189,522
Hanwha Life Insurance Co. Ltd. (South Korea)*	13,570	85,525
Hiscox Ltd. (United Kingdom)	46,180	715,948
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	4,316	132,242
Insurance Australia Group Ltd. (Australia)	58,912	236,591
Intact Financial Corp. (Canada)	4,100	262,765
Kemper Corp.	2,112	78,672
Korean Reinsurance Co. (South Korea)*	8,170	98,233
Lancashire Holdings Ltd. (United Kingdom)	53,729	495,551
Liberty Holdings Ltd. (South Africa)	2,259	16,813
LIG Insurance Co. Ltd. (South Korea)*	4,447	110,279
Loews Corp.	15,489	594,778
Long Bon International Co. Ltd. (Taiwan)	13,000	8,169
Markel Corp.*	316	279,139
Marsh & McLennan Cos., Inc.	6,330	350,999
Menorah Mivtachim Holdings Ltd. (Israel)*	2,175	18,669
Mercuries & Associates Holding Ltd. (Taiwan)	29,000	18,522
Mercuries Life Insurance Co. Ltd. (Taiwan)	73,372	40,023
Mercury General Corp.	3,142	146,323
MMI Holdings Ltd. (South Africa)	14,973	21,233
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	5,996	1,194,632
NN Group NV (Netherlands)	6,632	233,997
Old Republic International Corp.	7,075	131,807

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Panin Financial Tbk PT (Indonesia)*	805,300	$10,744
PartnerRe Ltd. (Bermuda)	2,035	284,371
Porto Seguro SA (Brazil)	1,600	11,643
Power Corp. of Canada (Canada)	14,300	299,084
Power Financial Corp. (Canada)	8,600	197,706
Powszechny Zaklad Ubezpieczen SA (Poland)	11,760	101,453
Primerica, Inc.	2,246	106,079
ProAssurance Corp.	3,541	171,845
Progressive Corp. (The)	8,949	284,578
Protector Forsikring ASA (Norway)	17,120	142,594
Qualitas Controladora SAB de CV (Mexico)*	1,800	2,268
Rand Merchant Insurance Holdings Ltd. (South Africa)	6,947	17,366
Reinsurance Group of America, Inc.	2,843	243,219
RenaissanceRe Holdings Ltd. (Bermuda)	2,542	287,729
RSA Insurance Group PLC (United Kingdom)	27,509	172,657
Sampo OYJ (Finland) (Class A Stock)	8,577	435,562
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	1,392	363,877
Samsung Life Insurance Co. Ltd. (South Korea)*	5,076	474,351
Sanlam Ltd. (South Africa)	20,441	79,959
Santam Ltd. (South Africa)	101	1,238
SCOR SE (France)	7,856	293,955
Shin Kong Financial Holding Co. Ltd. (Taiwan)	863,727	187,118
Shinkong Insurance Co. Ltd. (Taiwan)	31,000	21,655
Societa Cattolica di Assicurazioni Scrl (Italy)	61,169	484,449
Sony Financial Holdings, Inc. (Japan)	6,700	119,845
StanCorp Financial Group, Inc.	1,206	137,339
Stewart Information Services Corp.	1,044	38,973
Sul America SA (Brazil), UTS	4,100	19,286
Suncorp Group Ltd. (Australia)	22,742	199,674
Syarikat Takaful Malaysia Bhd (Malaysia)	2,100	1,908
Symetra Financial Corp.	4,839	153,735
Talanx AG (Germany)	2,031	62,463
Thai Reinsurance PCL (Thailand)*	38,900	2,984
Third Point Reinsurance Ltd. (Bermuda)*	3,991	53,519
Tokio Marine Holdings, Inc. (Japan)	27,700	1,069,902
Topdanmark A/S (Denmark)*	5,428	154,222
Torchmark Corp.	3,685	210,635
Travelers Cos., Inc. (The)	9,700	1,094,742
Tryg A/S (Denmark)	4,590	91,211
Unipol Gruppo Finanziario SpA (Italy)	64,762	333,111
UnipolSai SpA (Italy)	29,030	73,856
Unum Group	8,125	270,481
Validus Holdings Ltd.	5,605	259,455
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	2,763	75,576
W.R. Berkley Corp.	3,266	178,813
Willis Group Holdings PLC*	3,529	171,404
XL Group PLC (Ireland)	11,287	442,225
Zurich Insurance Group AG (Switzerland)*	5,578	1,432,988

		30,624,794

Internet & Catalog Retail — 0.1%
ASKUL Corp. (Japan)	1,600	64,287

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
Ctrip.com International Ltd. (China), ADR*(a)	3,600	$166,788
HSN, Inc.	631	31,973
JD.com, Inc. (China), ADR*	8,600	277,479
Lands’ End, Inc.*(a)	1,232	28,878
Liberty Interactive Corp. QVC Group (Class A Stock)*	11,563	315,901
momo.com, Inc. (Taiwan)*	1,000	6,472
Rakuten, Inc. (Japan)*	5,200	59,892
Takkt AG (Germany)	4,701	94,233
Vipshop Holdings Ltd. (China), ADR*	3,500	53,445
zooplus AG (Germany)*	2,115	333,324

		1,432,672

Internet Software & Services — 0.6%
Addcn Technology Co. Ltd. (Taiwan)	1,000	8,107
Alibaba Group Holding Ltd. (China), ADR*(a)	20,300	1,649,781
Alphabet, Inc. (Class A Stock)*	4,381	3,408,462
Alphabet, Inc. (Class C Stock)*	4,231	3,210,821
Bankrate, Inc.*	2,194	29,180
Blucora, Inc.*	1,983	19,433
carsales.com Ltd. (Australia)	6,253	52,957
Cimpress NV (Netherlands)*	1,154	93,636
Criteo SA (France), ADR*	761	30,136
eBay, Inc.*	29,699	816,129
Facebook, Inc. (Class A Stock)*	23,066	2,414,088
Gree, Inc. (Japan)	53,300	253,072
GrubHub, Inc.*	1,594	38,575
IAC/InterActiveCorp	1,421	85,331
j2 Global, Inc.	1,232	101,418
Jiayuan.com International Ltd. (China), ADR*	600	4,470
Kakaku.com, Inc. (Japan)	2,100	41,306
Liquidity Services, Inc.*	762	4,953
Moneysupermarket.com Group PLC (United Kingdom)	84,279	455,918
NAVER Corp. (South Korea)	441	245,919
NetEase, Inc. (China), ADR	2,100	380,604
NIC, Inc.	1,542	30,347
Renren, Inc. (China), ADR*	6,100	22,448
SINA Corp. (China)*(a)	2,500	123,500
Sohu.com, Inc. (China)*	700	40,033
Telecity Group PLC (United Kingdom)	5,096	94,176
Tencent Holdings Ltd. (China)	67,300	1,317,733
Twitter, Inc.*(a)	5,248	121,439
WebMD Health Corp.*	680	32,844
XING AG (Germany)	194	35,800
Yahoo! Japan Corp. (Japan)	24,700	100,403
Yandex NV (Russia) (Class A Stock)*	2,800	44,016

		15,307,035

IT Services — 0.5%
Accenture PLC (Class A Stock)	7,462	779,779
AGTech Holdings Ltd. (Hong Kong)*	36,000	9,354
Alten SA (France)	6,405	370,653
Amadeus IT Holding SA (Spain) (Class A Stock)	4,917	216,716
Amdocs Ltd.	4,836	263,901
Atea ASA (Norway)	44,057	363,873

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
AtoS (France)	2,968	$249,172
Automatic Data Processing, Inc.	3,673	311,177
Bechtle AG (Germany)	570	54,189
Blackhawk Network Holdings, Inc.*	965	42,663
Booz Allen Hamilton Holding Corp.	1,898	58,553
Broadridge Financial Solutions, Inc.	1,960	105,311
CACI International, Inc. (Class A Stock)*	665	61,699
Cap Gemini SA (France)	3,709	344,144
Cardtronics, Inc.*	1,103	37,116
CGI Group, Inc. (Canada) (Class A Stock)*(a)	8,100	324,304
China Public Procurement Ltd. (Hong Kong)*	632,000	17,839
Chinasoft International Ltd. (China)*	62,000	25,456
Cielo SA (Brazil)	2,820	23,943
Computershare Ltd. (Australia)	10,602	89,211
Convergys Corp.	3,879	96,548
DH Corp. (Canada)	3,300	75,411
Digital Garage, Inc. (Japan)	3,500	62,460
DST Systems, Inc.	709	80,869
DTS Corp. (Japan)	17,800	405,193
Engineering SpA (Italy)	4,991	324,679
EOH Holdings Ltd. (South Africa)	783	6,829
ExlService Holdings, Inc.*	81	3,639
Fidelity National Information Services, Inc.	5,081	307,909
Fiserv, Inc.*	3,251	297,336
FleetCor Technologies, Inc.*	720	102,910
Forrester Research, Inc.	1,005	28,622
Fujitsu Ltd. (Japan)	68,000	339,396
Gartner, Inc.*(a)	1,082	98,137
Genpact Ltd.*	3,725	93,051
GFT Technologies SE (Germany)	4,035	137,378
Global Payments, Inc.	2,314	149,276
Heartland Payment Systems, Inc.	725	68,745
Indra Sistemas SA (Spain)*(a)	6,491	60,907
Ines Corp. (Japan)	2,700	25,098
International Business Machines Corp.	14,018	1,929,157
interXion Holding NV (Netherlands)*	1,993	60,089
Iress Ltd. (Australia)	7,146	51,739
IT Holdings Corp. (Japan)	9,700	221,634
Itochu Techno-Solutions Corp. (Japan)	2,000	39,849
Jack Henry & Associates, Inc.	989	77,201
Leidos Holdings, Inc.	2,118	119,159
Luxoft Holding, Inc.*	300	23,139
MasterCard, Inc. (Class A Stock)	10,227	995,701
Matrix IT Ltd. (Israel)	30,040	174,770
MAXIMUS, Inc.	1,520	85,500
NEC Networks & System Integration Corp. (Japan)	2,600	45,980
NET One Systems Co. Ltd. (Japan)	10,800	69,140
NeuStar, Inc. (Class A Stock)*	3,496	83,799
Nihon Unisys Ltd. (Japan)	5,100	56,145
Nomura Research Institute Ltd. (Japan)	2,860	109,835
NS Solutions Corp. (Japan)	2,000	45,571
NTT Data Corp. (Japan)	2,900	140,204
Obic Co. Ltd. (Japan)	2,400	127,043
Otsuka Corp. (Japan)	1,500	73,686
Paychex, Inc.	3,148	166,498
PayPal Holdings, Inc.*	13,852	501,442
QIWI PLC (Russia), ADR	300	5,385

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Science Applications International Corp.	1,593	$72,928
SCSK Corp. (Japan)	1,900	76,340
SMS Management & Technology Ltd. (Australia)	9,900	21,607
Sonda SA (Chile)	14,933	26,464
Systex Corp. (Taiwan)*	11,000	17,676
Tieto OYJ (Finland)	3,808	101,729
Total System Services, Inc.	3,230	160,854
Vantiv, Inc. (Class A Stock)*	2,837	134,531
Visa, Inc. (Class A Stock)(a)	23,720	1,839,486
Western Union Co. (The)(a)	9,693	173,602
Wirecard AG (Germany)(a)	2,154	107,668

		14,448,997

Leisure Products — 0.1%
Accell Group (Netherlands)	2,950	67,476
Amer Sports OYJ (Finland)	3,782	110,419
Daikoku Denki Co. Ltd. (Japan)	1,000	13,005
Giant Manufacturing Co. Ltd. (Taiwan)	7,000	46,403
Goodbaby International Holdings Ltd. (China)*	39,000	14,149
Hasbro, Inc.	2,300	154,928
Heiwa Corp. (Japan)	27,900	522,065
Johnson Health Tech Co. Ltd. (Taiwan)	6,015	9,630
KMC Kuei Meng International, Inc. (Taiwan)	1,000	3,906
Mars Engineering Corp. (Japan)	7,900	133,586
Mattel, Inc.(a)	6,697	181,957
Merida Industry Co. Ltd. (Taiwan)	5,200	27,888
Namco Bandai Holdings, Inc. (Japan)	7,300	154,228
Sankyo Co. Ltd. (Japan)	2,600	97,052
Sega Sammy Holdings, Inc. (Japan)	6,600	61,732
Shimano, Inc. (Japan)	1,000	153,559
Sturm Ruger & Co., Inc.	593	35,349
Tomy Co. Ltd. (Japan)	8,900	58,303
Trigano SA (France)	5,060	308,968
Universal Entertainment Corp. (Japan)	1,100	20,002
Yamaha Corp. (Japan)	8,000	193,235
Zhonglu Co. Ltd. (China)*	1,800	6,817

		2,374,657

Life Sciences Tools & Services — 0.1%
Bio-Techne Corp.	1,169	105,210
Cambrex Corp.*(a)	875	41,204
Charles River Laboratories International, Inc.*	1,197	96,227
Eurofins Scientific SE (Luxembourg)	523	182,434
Evotec AG (Germany)*	17,210	77,228
Gerresheimer AG (Germany)	8,091	632,248
ICON PLC*	1,730	134,421
PerkinElmer, Inc.	2,216	118,711
QIAGEN NV*	6,572	178,130
Tecan Group AG (Switzerland)	2,390	387,149
Thermo Fisher Scientific, Inc.	6,336	898,762
Waters Corp.*	1,226	164,995

		3,016,719

Machinery — 0.3%
Alfa Laval AB (Sweden)	8,600	157,002
Andritz AG (Austria)	1,514	73,684
Atlas Copco AB (Sweden) (Class A Stock)	8,204	201,201

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Atlas Copco AB (Sweden) (Class B Stock)	6,614	$152,059
Bando Chemical Industries Ltd. (Japan)	6,000	25,044
Biesse SpA (Italy)	13,376	229,596
Blount International, Inc.*	1,660	16,285
Burckhardt Compression Holding AG (Switzerland)	101	30,924
C Sun Manufacturing Ltd. (Taiwan)	10,000	3,789
China Conch Venture Holdings Ltd. (China)	69,000	142,750
CLARCOR, Inc.	2,332	115,854
CNH INDUSTRIAL NV (United Kingdom)	38,879	266,281
Construcciones y Auxiliar de Ferrocarriles SA (Spain)	120	33,320
CSBC Corp. Taiwan (Taiwan)	36,000	15,697
Deere & Co.	6,417	489,425
Donaldson Co., Inc.	4,247	121,719
Duerr AG (Germany)	1,888	149,836
Duro Felguera SA (Spain)	14,063	20,133
EVA Precision Industrial Holdings Ltd. (Hong Kong)	60,000	10,619
FANUC Corp. (Japan)	3,100	534,099
Fuji Machine Manufacturing Co. Ltd. (Japan)	16,000	168,198
Fujitec Co. Ltd. (Japan)	4,000	40,947
G Shank Enterprise Co. Ltd. (Taiwan)	12,529	8,327
Georg Fischer AG (Switzerland)	157	106,588
Glory Ltd. (Japan)	3,900	119,737
Grupo Rotoplas SAB de CV (Mexico)*	4,600	7,879
Haitian International Holdings Ltd. (China)	19,000	27,566
Hillenbrand, Inc.	2,781	82,401
HMS Hydraulic Machines and Systems Group PLC (Russia), GDR	18,597	10,247
Hoshizaki Electric Co. Ltd. (Japan)	1,800	111,898
Hsin Yung Chien Co. Ltd. (Taiwan)	3,000	6,614
Huangshi Dongbei Electrical Appliance Co. Ltd. (China)*	7,400	15,873
Illinois Tool Works, Inc.	5,280	489,350
Interpump Group SpA (Italy)	4,970	77,047
Iochpe-Maxion SA (Brazil)	900	2,798
Kama Co. Ltd. (China)*	5,500	7,667
Kaori Heat Treatment Co. Ltd. (Taiwan)	2,000	2,547
Kardex AG (Switzerland)*	3,123	241,296
King Slide Works Co. Ltd. (Taiwan)	1,000	12,925
Koenig & Bauer AG (Germany)*	2,088	74,655
Kone OYJ (Finland) (Class B Stock)	4,767	201,841
Krones AG (Germany)	800	95,258
Kurita Water Industries Ltd. (Japan)	4,800	100,519
Kyokuto Kaihatsu Kogyo Co. Ltd. (Japan)	8,100	89,892
Makino Milling Machine Co. Ltd. (Japan)	22,000	165,535
MAN SE (Germany)	1,188	119,385
Minebea Co. Ltd. (Japan)	12,000	102,744
Mirle Automation Corp. (Taiwan)	6,550	6,979
Nak Sealing Technologies Corp. (Taiwan)	2,000	4,292
Nippon Thompson Co. Ltd. (Japan)	4,000	17,333
Nitto Kohki Co. Ltd. (Japan)	16,600	355,181
Oiles Corp. (Japan)	3,360	58,351
OKUMA Corp. (Japan)	49,000	396,271
Pfeiffer Vacuum Technology AG (Germany)	3,074	310,058
Proto Labs, Inc.*	599	38,150
QST International Corp. (Taiwan)	1,000	2,544
Rechi Precision Co. Ltd. (Taiwan)	18,360	13,737

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Rotork PLC (United Kingdom)	27,120	$72,985
San Shing Fastech Corp. (Taiwan)	3,000	5,880
Schindler Holding AG (Switzerland), (BRN)	629	105,231
Shanghai Diesel Engine Co. Ltd. (China)	7,900	7,379
Shanghai Highly Group Co. Ltd. (China)	4,300	4,063
Shanghai Mechanical and Electrical Industry Co. Ltd. (China)	3,800	11,776
Shanghai Shibei Hi-Tech Co. Ltd. (China)	15,400	23,439
Shanghai Zhenhua Heavy Industries Co. Ltd. (China)*	28,800	17,165
Shin Zu Shing Co. Ltd. (Taiwan)*	7,000	26,842
Shinmaywa Industries Ltd. (Japan)	22,000	197,138
Sinmag Equipment Corp. (Taiwan)	1,000	3,154
Sinotruk Hong Kong Ltd. (China)	61,000	24,049
Sintokogio Ltd. (Japan)	7,500	60,674
SKF AB (Sweden) (Class B Stock)	10,109	163,273
Spirax-Sarco Engineering PLC (United Kingdom)	2,545	123,084
Stanley Black & Decker, Inc.	2,288	244,198
Star Micronics Co. Ltd. (Japan)	3,100	40,451
Syncmold Enterprise Corp. (Taiwan)	5,000	7,285
Tadano Ltd. (Japan)	4,000	48,424
Tong-Tai Machine & Tool Co. Ltd. (Taiwan)	9,240	6,423
Toro Co. (The)	1,669	121,954
Tsubakimoto Chain Co (Japan)	34,000	261,798
Turk Traktor ve Ziraat Makineleri A/S (Turkey)	124	2,955
Valmont Industries, Inc.	947	100,401
Vossloh AG (Germany)*	1,276	82,321
Wartsila OYJ (Finland)	3,988	182,085
WEG SA (Brazil)	6,320	23,882
Xylem, Inc.	4,936	180,164
Yangzijiang Shipbuilding Holdings Ltd. (China)	209,800	162,087
Yungtay Engineering Co. Ltd. (Taiwan)	17,000	24,422

		8,816,929
Marine
Cia Sud Americana de Vapores SA (Chile)*	886,566	17,142
Clarkson PLC (United Kingdom)	2,253	74,339
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	128,800	51,798
Grindrod Ltd. (South Africa)	17,762	12,967
Kuehne & Nagel International AG (Switzerland)	653	89,460
Qatar Navigation (Qatar)	1,577	41,135
Shih Wei Navigation Co. Ltd. (Taiwan)	20,999	7,646
Sincere Navigation Corp. (Taiwan)	19,000	11,626
Sinotrans Shipping Ltd. (China)	142,000	27,857
SITC International Holdings Co. Ltd. (China)	59,000	31,188
Stolt-Nielsen Ltd. (Norway)	3,470	41,279
Tianjin Tianhai Investment Co. Ltd. (China)*	38,100	24,422
Trencor Ltd. (South Africa)	4,126	11,872
U-Ming Marine Transport Corp. (Taiwan)	20,000	16,125
Wan Hai Lines Ltd. (Taiwan)	39,000	21,492
Wilh Wilhelmsen ASA (Norway)	10,038	40,031
Wisdom Marine Lines Co. Ltd. (Taiwan)*	35,912	39,480

COMMON STOCKS (continued)	Shares	Value (Note 2)
Marine (continued)
Yang Ming Marine Transport Corp. (Taiwan)*	87,000	$22,799

		582,658

Media — 0.7%
Aimia, Inc. (Canada)	6,900	46,924
Alibaba Pictures Group Ltd. (Hong Kong)*	160,000	39,231
ASATSU-DK, Inc. (Japan)	13,100	317,016
Asian Pay Television Trust (Singapore)	280,500	126,364
Astro Malaysia Holdings Bhd (Malaysia)	12,900	8,268
Avex Group Holdings, Inc. (Japan)	2,700	32,030
Axel Springer SE (Germany)	1,256	69,847
BEC World PCL (Thailand)	15,100	12,798
Bona Film Group Ltd. (China), ADR*	1,000	13,230
Cable One, Inc.	113	49,004
Carmike Cinemas, Inc.*	706	16,196
Caxton and CTP Publishers and Printers Ltd. (South Africa)	11,167	12,023
Charter Communications, Inc. (Class A Stock)*(a)	196	35,888
Cheil Worldwide, Inc. (South Korea)*	3,891	68,052
Cinemark Holdings, Inc.	3,724	124,493
Cineplex, Inc. (Canada)	2,800	96,220
Cineworld Group PLC (United Kingdom)	12,068	100,054
Cogeco Cable, Inc. (Canada)	1,400	62,498
Comcast Corp. (Class A Stock)	52,577	2,966,920
Corus Entertainment, Inc. (Canada) (Class B Stock)	3,800	29,660
CTC Media, Inc. (Russia)	6,000	11,100
CTS Eventim AG & Co KGaA (Germany)	752	29,817
CyberAgent, Inc. (Japan)	1,200	49,443
Cyfrowy Polsat SA (Poland)*	11,058	58,780
Daiichikosho Co. Ltd. (Japan)	1,900	75,394
Dentsu, Inc. (Japan)	6,800	372,043
Discovery Communications, Inc. (Class A Stock)(a)	3,514	93,754
Discovery Communications, Inc. (Class C Stock)*	7,595	191,546
DISH Network Corp. (Class A Stock)*	3,277	187,379
Eutelsat Communications SA (France)	4,741	141,948
Fuji Media Holdings, Inc. (Japan)	5,500	64,906
Gannett Co., Inc.	3,989	64,981
Global Mediacom Tbk PT (Indonesia)	256,600	20,311
Grupo Televisa SAB (Mexico), ADR	6,420	174,688
Hakuhodo DY Holdings, Inc. (Japan)	11,000	119,015
IPSOS (France)	2,306	53,112
JCDecaux SA (France)	2,493	95,569
Kinepolis Group NV (Belgium)	2,015	90,604
Lagardere SCA (France)	6,432	191,941
Liberty Broadband Corp. (Class A Stock)*	916	47,311
Liberty Broadband Corp. (Class C Stock)*	1,833	95,059
Liberty Global PLC (United Kingdom) (Class A Stock)*	2,441	103,401
Liberty Global PLC (United Kingdom) (Class C Stock)*	7,026	286,450
Madison Square Garden Co. (The)*	432	69,898
Media Nusantara Citra Tbk PT (Indonesia)	96,200	12,808
Megacable Holdings SAB de CV (Mexico)	16,400	61,082
Meredith Corp.	1,303	56,355
MSG Networks, Inc. (Class A Stock)*	1,297	26,978

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Multiplus SA (Brazil)	200	$1,888
News Corp. (Class A Stock)	22,422	299,558
Nippon Television Holdings, Inc. (Japan)	1,100	20,008
NOS SGPS (Portugal)	12,000	94,416
Omnicom Group, Inc.	3,831	289,853
Pearson PLC (United Kingdom)	26,725	288,911
Publicis Groupe SA (France)	5,705	379,358
Quebecor, Inc. (Canada) (Class B Stock)(a)	3,400	83,249
REA Group Ltd. (Australia)	1,518	60,398
Reed Elsevier NV (United Kingdom)	9,519	160,323
RELX PLC (United Kingdom)	11,955	210,839
Rightmove PLC (United Kingdom)	2,460	149,495
Scholastic Corp.	1,134	43,727
Scripps Networks Interactive, Inc. (Class A Stock)(a)	3,935	217,251
SES SA (Luxembourg)	9,319	258,228
Shaw Communications, Inc. (Canada) (Class B Stock)	12,400	213,283
Singapore Press Holdings Ltd. (Singapore)	46,600	129,165
SKY Network Television Ltd. (New Zealand)	26,549	83,166
SKY Perfect JSAT Holdings, Inc. (Japan)	43,200	242,874
Sky PLC (United Kingdom)	10,091	165,420
Smiles SA (Brazil)	300	2,639
Star Media Group Bhd (Malaysia)	33,100	18,040
Surya Citra Media Tbk PT (Indonesia)	37,200	8,295
Television Broadcasts Ltd. (Hong Kong)	31,900	131,078
Thomson Reuters Corp.	8,000	303,014
Time Warner Cable, Inc.	3,488	647,338
Time Warner, Inc.	20,132	1,301,936
Time, Inc.	6,389	100,116
Toei Co. Ltd. (Japan)	7,000	68,523
Toho Co. Ltd. (Japan)	3,700	102,387
Tokyo Broadcasting System Holdings, Inc. (Japan)	3,100	49,082
Tribune Co.	4,189	141,630
TV Asahi Holdings Corp. (Japan)	2,200	37,977
TV Azteca SAB de CV (Mexico), UTS	68,800	9,621
VGI Global Media PCL (Thailand)	21,000	2,159
Viacom, Inc. (Class B Stock)	12,065	496,595
Visi Media Asia Tbk PT (Indonesia)*	152,500	2,748
Vivendi SA (France)	32,797	704,387
Walt Disney Co. (The)	25,596	2,689,628
Wiley, (John) & Sons, Inc. (Class A Stock)	2,291	103,164
Wolters Kluwer NV (Netherlands)	4,804	161,336
Woongjin Thinkbig Co. Ltd. (South Korea)*	4,400	38,075

		17,583,567
Metals & Mining — 0.3%
Acacia Mining PLC (United Kingdom)	19,988	52,698
Acerinox SA (Spain)(a)	5,029	51,297
Agnico Eagle Mines Ltd. (Canada)	7,238	190,248
Alamos Gold, Inc. (Canada)	11,121	36,569
Alrosa AO (Russia)	58,500	44,826
AMAG Austria Metall AG (Austria), 144A(g)	1,807	62,919
AngloGold Ashanti Ltd. (South Africa), ADR* .	15,211	107,998
Aquarius Platinum Ltd. (South Africa)*	86,936	14,418
ArcelorMittal SA (Luxembourg)(a)	60,517	255,335
Asahi Holdings, Inc. (Japan)	3,900	60,867
Asia Resources Holdings Ltd. (Hong Kong)*	150,000	8,274
Aurubis AG (Germany)	6,715	340,024

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
B2Gold Corp. (Canada)*	39,400	$39,864
Barrick Gold Corp. (Canada)	61,100	452,167
Bengang Steel Plates Co. Ltd. (China)	13,500	4,959
BlueScope Steel Ltd. (Australia)	36,717	117,219
Boryszew SA (Poland)	2,338	2,801
Centerra Gold, Inc. (Canada)(g)	8,800	41,911
Chiho-Tiande Group Ltd. (Hong Kong)*	2,000	1,329
China Hanking Holdings Ltd. (China)*	8,000	3,923
China Metal Products Co. Ltd. (Taiwan)	22,220	17,712
China Metal Resources Utilization Ltd. (China), 144A(g)	16,000	5,886
China Precious Metal Resources Holdings Co. Ltd. (Hong Kong)*	436,000	16,525
China Steel Corp. (Taiwan)	653,013	356,008
Chung Hung Steel Corp. (Taiwan)*	54,000	7,798
Cia de Minas Buenaventura SAA (Peru), ADR*	8,700	37,236
Cia Minera Milpo SA (Peru)	51,561	24,161
Da Ming International Holdings Ltd. (China)	26,000	7,333
Detour Gold Corp. (Canada)*	10,400	108,307
Eldorado Gold Corp. (Canada)	60,100	178,081
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	42,762	44,499
Evolution Mining Ltd. (Australia)	44,235	44,948
Feng Hsin Iron & Steel Co. Ltd. (Taiwan)	21,000	24,486
Franco-Nevada Corp. (Canada)	3,600	164,689
G J Steel Pcl (Thailand)*	526,770	2,342
Gerdau SA (Brazil)	5,900	5,190
Gerdau SA (Brazil), ADR	19,600	23,520
Gloria Material Technology Corp. (Taiwan)	26,000	14,168
Gold Fields Ltd. (South Africa), ADR	30,714	85,078
Goldcorp, Inc. (Canada)	47,700	551,220
G-Resources Group Ltd. (Hong Kong)	657,000	15,599
Grupa Kety SA (Poland)	242	19,310
Grupo Simec SAB de CV (Mexico) (Class B Stock)*	3,000	6,705
Hanson International Tbk PT (Indonesia)*	123,800	5,684
Harmony Gold Mining Co. Ltd. (South Africa), ADR*	18,136	16,848
Hengshi Mining Investments Ltd. (China)*	16,000	3,791
Industrias CH SAB de CV (Mexico) (Class B Stock)*	4,800	15,505
Inner Mongolia Eerduosi Resources Co. Ltd. (China) (Class B Stock)	47,200	46,822
Kinross Gold Corp. (Canada)*	66,500	120,629
Koza Altin Isletmeleri A/S (Turkey)	909	3,830
Magnitogorsk Iron & Steel Works (Russia), GDR(g)	7,554	25,379
Maruichi Steel Tube Ltd. (Japan)	3,300	97,421
Minsur SA (Peru)	104,278	15,270
MMC Norilsk Nickel PJSC (Russia), ADR	12,740	160,655
New Gold, Inc. (Canada)*	42,400	98,669
Newcrest Mining Ltd. (Australia)*	32,014	302,923
Newmont Mining Corp.	22,241	400,116
Nickel Asia Corp. (Philippines)	68,200	9,025
Nittetsu Mining Co. Ltd. (Japan)	18,000	78,794
Nord Gold NV (Russia)	1,846	4,984
North Mining Shares Co. Ltd. (Hong Kong)*	1,500,000	22,160
Northern Star Resources Ltd. (Australia)	31,797	64,660
Novolipetsk Steel OJSC (Russia), RegS	3,037	25,845

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Pan American Silver Corp. (Canada)	14,400	$93,766
Paranapanema SA (Brazil)*	11,200	6,228
Philex Mining Corp. (Philippines)	83,200	7,778
Polymetal International PLC (Russia)	3,541	30,300
POSCO (South Korea)	6,561	919,073
Randgold Resources Ltd. (United Kingdom)	1,835	113,049
Randgold Resources Ltd. (United Kingdom), ADR	2,163	133,955
Regis Resources Ltd. (Australia)	105,458	178,546
Royal Bafokeng Platinum Ltd. (South Africa)*	636	1,096
Royal Gold, Inc.	2,438	88,914
Sandfire Resources NL (Australia)	52,054	211,062
Severstal PAO (Russia), GDR	4,420	36,886
Sibanye Gold Ltd. (South Africa), ADR	6,410	39,037
Silver Wheaton Corp. (Canada)	15,800	196,401
Sociedad Minera Cerro Verde SAA (Peru)*	294	4,263
South32 Ltd. (Australia)*	243,802	187,289
STP & I PCL (Thailand)	14,090	3,662
TA Chen Stainless Pipe Co. Ltd. (Taiwan)	44,172	18,757
Thye Ming Industrial Co. Ltd. (Taiwan)	5,000	4,243
Ton Yi Industrial Corp. (Taiwan)	30,000	14,312
Toyo Kohan Co. Ltd. (Japan)	5,000	17,583
Tung Ho Steel Enterprise Corp. (Taiwan)	48,000	24,792
United Co. RUSAL PLC (Russia)	75,000	22,858
Usinas Siderurgicas de Minas Gerais SA (Brazil)	6,800	6,910
Vale SA (Brazil), ADR	19,500	64,155
Voestalpine AG (Austria)	3,033	92,774
Volcan Cia Minera SAA (Peru) (Class B Stock)	251,294	13,983
Yamana Gold, Inc. (Canada)	96,685	179,577
YC INOX Co. Ltd. (Taiwan)	14,000	8,349
Yeong Guan Energy Technology Group Co. Ltd. (Taiwan)	2,000	10,964
Yieh Phui Enterprise Co. Ltd. (Taiwan)	120,705	27,085
Yodogawa Steel Works Ltd. (Japan)	1,800	36,097
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	107,000	60,638

		8,023,839

Multiline Retail — 0.2%
Aeon Co. M Bhd (Malaysia)	15,900	10,089
Big Lots, Inc.	1,641	63,244
Can Do Co. Ltd. (Japan)	2,100	27,528
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	2,500	213,486
Dillard’s, Inc. (Class A Stock)	1,156	75,961
Dollar General Corp.(a)	6,624	476,067
Dollar Tree, Inc.*	3,478	268,571
Dollarama, Inc. (Canada)	2,400	138,654
Don Quijote Holdings Co. Ltd. (Japan)	2,400	84,285
El Puerto de Liverpool SAB de CV (Mexico) (Class C1 Stock)	13,100	159,705
Far Eastern Department Stores Co. Ltd. (Taiwan)	89,000	49,255
Golden Eagle Retail Group Ltd. (China)	20,000	24,155
Grand Ocean Retail Group Ltd. (Taiwan)	10,000	8,434
Grupo Famsa SAB de CV (Mexico)*	15,700	12,772
Grupo Sanborns SAB de CV (Mexico)	19,400	29,672

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
H2O Retailing Corp. (Japan)	4,500	$87,934
Harvey Norman Holdings Ltd. (Australia)	16,067	48,569
Hyundai Department Store Co. Ltd. (South Korea)*	734	78,668
Izumi Co. Ltd. (Japan)	2,200	85,409
J Front Retailing Co. Ltd. (Japan)	12,000	174,451
Kohl’s Corp.	5,790	275,778
Lojas Renner SA (Brazil)	4,000	17,289
Lotte Shopping Co. Ltd. (South Korea)*	1,034	203,407
Macy’s, Inc.	8,488	296,910
Marisa Lojas SA (Brazil)	610	748
Marks & Spencer Group PLC (United Kingdom)	38,044	253,306
Mitra Adiperkasa Tbk PT (Indonesia)*	14,800	4,056
Next PLC (United Kingdom)	1,385	148,710
Nordstrom, Inc.	2,046	101,911
Parco Co. Ltd. (Japan)	35,800	328,393
Parkson Holdings Bhd (Malaysia)*	36,468	8,560
Parkson Retail Group Ltd. (China)	154,500	20,064
Poya International Co. Ltd. (Taiwan)	1,000	9,216
Ramayana Lestari Sentosa Tbk PT (Indonesia)	88,600	4,133
Robinson Department Store PCL (Thailand)	11,300	13,660
Ryohin Keikaku Co. Ltd. (Japan)	400	81,005
SACI Falabella (Chile)	20,497	130,637
Springland International Holdings Ltd. (China)	81,000	18,664
Stockmann OYJ Abp (Finland) (Class B Stock)*	4,409	29,947
Taiwan FamilyMart Co. Ltd/Taiwan (Taiwan)	1,000	6,077
Takashimaya Co. Ltd. (Japan)	17,000	153,093
Target Corp.	12,727	924,107

		5,146,580

Multi-Utilities — 0.3%
A2A SpA (Italy)	51,778	70,111
ACEA SpA (Italy)	7,862	120,892
AGL Energy Ltd. (Australia)	30,356	397,211
Alliant Energy Corp.	2,011	125,587
Ameren Corp.	7,934	342,987
Atco Ltd. (Canada) (Class I Stock)	3,000	77,401
Avista Corp.	3,703	130,975
Black Hills Corp.	1,279	59,384
Canadian Utilities Ltd. (Canada) (Class A Stock)	3,600	83,099
CenterPoint Energy, Inc.	6,219	114,181
Centrica PLC (United Kingdom)	107,920	346,530
CMS Energy Corp.	4,240	152,979
Consolidated Edison, Inc.	7,464	479,711
Dominion Resources, Inc.	5,273	356,666
DTE Energy Co.	3,573	286,519
E.ON SE (Germany)	77,469	743,862
Engie (France)	58,120	1,029,498
Hera SpA (Italy)	34,621	91,753
Iren SpA (Italy)	228,558	368,839
National Grid PLC (United Kingdom)	57,801	797,172
NiSource, Inc.	5,654	110,310
NorthWestern Corp.	1,674	90,815
PG&E Corp.	12,027	639,716
Public Service Enterprise Group, Inc.	12,188	471,554

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
Qatar Electricity & Water Co. (Qatar)	505	$30,016
RWE AG (Germany)	17,594	221,816
SCANA Corp.(a)	4,963	300,212
Sempra Energy	3,403	319,916
Suez Environnement Co. (France)	9,115	170,482
Vectren Corp.	2,294	97,311
WEC Energy Group, Inc.	5,039	258,551
YTL Corp. Bhd (Malaysia)	199,300	72,717
YTL Power International Bhd (Malaysia)	138,465	47,640

		9,006,413

Oil, Gas & Consumable Fuels — 1.3%
Agritrade Resources Ltd. (Hong Kong)	25,000	5,337
AltaGas Ltd. (Canada)	4,000	89,326
Bangchak Petroleum PCL (Thailand)	23,700	21,734
Benakat Integra Tbk PT (Indonesia)	1,812,900	6,534
BP PLC (United Kingdom), ADR	95,310	2,979,391
Cabot Oil & Gas Corp.	3,821	67,593
Caltex Australia Ltd. (Australia)	6,705	183,272
Chevron Corp.	41,976	3,776,161
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,243,200	746,573
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	165,500	258,428
CNOOC Ltd. (China) (Class H Stock)	826,000	859,681
Columbia Pipeline Group, Inc.	6,558	131,160
ConocoPhillips	20,368	950,982
Cosan Ltd. (Brazil), BDR	6,000	21,733
Cosan SA Industria e Comercio (Brazil)	2,400	15,287
Empresas COPEC SA (Chile)	15,207	130,557
Enbridge, Inc. (Canada)	8,000	265,954
Energy Absolute PCL (Thailand)	34,000	21,259
Eni SpA (Italy)	79,135	1,175,810
EQT Corp.	2,225	115,989
ERG SpA (Italy)	5,497	74,324
Esso SA Francaise (France)*	390	20,945
Exillon Energy PLC (Russia)*	1,609	2,538
Exxon Mobil Corp.	65,763	5,126,226
Formosa Petrochemical Corp. (Taiwan)	41,000	98,069
Gazprom Neft OAO (Russia), ADR	5,234	55,533
Gazprom OAO (Russia), ADR	285,150	1,046,501
Genel Energy PLC (United Kingdom)*	8,863	22,216
Golar LNG Ltd. (Bermuda)(a)	2,300	36,317
Grupa Lotos SA (Poland)*	6,996	48,122
Idemitsu Kosan Co. Ltd. (Japan)	10,500	167,655
Indo Tambangraya Megah Tbk PT (Indonesia)	19,500	8,050
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)	129,000	117,648
INPEX Corp. (Japan)	48,000	467,948
Itochu Enex Co. Ltd. (Japan)	7,800	59,671
Keyera Corp. (Canada)	2,200	64,011
Kinder Morgan, Inc.	17,529	261,533
Koninklijke Vopak NV (Netherlands)	1,510	65,028
Kunlun Energy Co. Ltd. (China)	204,000	181,134
Lubelski Wegiel Bogdanka SA (Poland)	583	4,936
Lukoil PJSC (Russia), ADR(a)	24,391	784,293
Lundin Petroleum AB (Sweden)*	3,791	54,702
Medco Energi Internasional Tbk PT (Indonesia)	57,900	3,319

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Memorial Resource Development Corp.*	2,362	$38,146
MOL Hungarian Oil & Gas PLC (Hungary)	4,044	197,237
Neste OYJ (Finland)	3,079	91,896
New Zealand Refining Co Ltd. (The) (New Zealand)	39,276	100,735
Newocean Energy Holdings Ltd. (Hong Kong)	84,000	32,724
NovaTek OAO (Russia), GDR, RegS	1,426	116,370
OMV AG (Austria)	8,485	240,850
Parkland Fuel Corp. (Canada)	3,300	55,545
Pembina Pipeline Corp. (Canada)	4,900	106,768
PetroChina Co. Ltd. (China) (Class H Stock)	692,000	453,011
Petron Corp. (Philippines)	155,700	23,045
Petronas Dagangan Bhd (Malaysia)	6,700	38,794
Peyto Exploration & Development Corp. (Canada)	2,900	52,123
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	67,006	87,454
PTT Exploration & Production PCL (Thailand)	90,200	143,503
PTT PCL (Thailand)	40,100	271,902
Qatar Gas Transport Co. Ltd. (Qatar)	4,702	30,110
QGEP Participacoes SA (Brazil)	3,100	4,568
Range Resources Corp.(a)	3,315	81,582
Repsol SA (Spain)(g)	43,858	482,847
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	130,817	2,983,569
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	4,201	95,150
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	84,101	1,916,751
Saras SpA (Italy)*	189,630	365,658
Semirara Mining and Power Corp. (Philippines)	8,530	24,694
Shanxi Guoxin Energy Corp. Ltd. (China)	11,600	17,539
Ship Finance International Ltd. (Norway)	3,114	51,599
Showa Shell Sekiyu KK (Japan)(a)	12,800	104,450
Siamgas & Petrochemicals PCL (Thailand)	39,400	11,387
Sinopec Kantons Holdings Ltd. (China)	52,000	30,700
SK Gas Ltd. (South Korea)*	1,019	63,263
Sona Petroleum Bhd (Malaysia)*	99,800	10,344
Spectra Energy Corp.(a)	8,905	213,186
Statoil ASA (Norway)	33,246	463,674
Sugih Energy Tbk PT (Indonesia)*	674,500	22,983
Surgutneftegas OAO (Russia), ADR	50,940	232,286
Synergy Resources Corp.*(a)	3,576	30,468
Thai Oil PCL (Thailand)	36,900	67,678
TonenGeneral Sekiyu KK (Japan)	14,000	118,188
Total SA (France)(g)	69,675	3,123,644
TransCanada Corp. (Canada)	9,900	323,322
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)*	2,540	60,580
Ultrapar Participacoes SA (Brazil)	3,600	55,007
United Energy Group Ltd. (Hong Kong)*	88,000	7,678
Washington H Soul Pattinson & Co. Ltd. (Australia)	5,208	66,201
World Fuel Services Corp.	2,050	78,843

		33,781,532

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products — 0.1%
Altri SGPS SA (Portugal)	71,928	$372,311
Chung Hwa Pulp Corp. (Taiwan)*	65,838	19,476
Clearwater Paper Corp.*	711	32,372
Duratex SA (Brazil)	4,290	6,398
Ence Energia y Celulosa SA (Spain)	21,620	81,633
Fibria Celulose SA (Brazil)	300	3,935
Fibria Celulose SA (Brazil), ADR	2,200	27,918
Hokuetsu Kishu Paper Co. Ltd. (Japan)	15,000	88,393
Holmen AB (Sweden) (Class B Stock)	4,100	126,638
Jaya Tiasa Holdings Bhd (Malaysia)	26,600	8,216
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	91,000	50,616
Long Chen Paper Co. Ltd. (Taiwan)	54,000	17,446
Miquel y Costas & Miquel SA (Spain)	1,589	60,423
Mondi Ltd. (South Africa)	3,621	71,657
Nippon Paper Industries Co. Ltd. (Japan)	11,900	192,494
Oji Holdings Corp. (Japan)	48,000	192,912
Sappi Ltd. (South Africa)*	12,422	52,192
Schweitzer-Mauduit International, Inc.	1,196	50,220
Shandong Chenming Paper Holdings Ltd. (China) (Class B Stock)	26,000	18,317
Ta Ann Holdings Bhd (Malaysia)	6,400	7,483
YFY, Inc. (Taiwan)	171,000	55,154

		1,536,204

Personal Products — 0.2%
Amorepacific Corp. (South Korea)*	553	194,063
Beiersdorf AG (Germany)	1,981	180,057
Dr. Ci:Labo Co. Ltd. (Japan)	2,000	34,539
Edgewell Personal Care Co.	1,090	85,423
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S (Turkey)	5,456	4,949
Elizabeth Arden, Inc.*	618	6,118
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	2,333	205,444
Fancl Corp. (Japan)	5,600	77,458
Grape King BIO Ltd. (Taiwan)	2,000	11,079
Hengan International Group Co. Ltd. (China)	16,000	150,210
Hypermarcas SA (Brazil)*	5,100	27,986
Industri Jamu Dan Farmasi Sido Muncul Tbk PT (Indonesia)	91,700	3,643
Kao Corp. (Japan)(a)	5,100	262,083
Karex Bhd (Malaysia)	6,900	6,626
Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,200	98,556
Kose Corp. (Japan)	300	27,738
L’Oreal SA (France)	3,379	568,367
Microbio Co. Ltd. (Taiwan)*	27,886	22,379
Natura Cosmeticos SA (Brazil)	700	4,156
Oriflame Holding AG (Switzerland)*	2,597	41,619
Pola Orbis Holdings, Inc. (Japan)	800	52,727
Real Nutriceutical Group Ltd. (Hong Kong)	160,000	16,241
Shiseido Co. Ltd. (Japan)	3,800	78,845
Unilever NV (United Kingdom), CVA	18,670	813,720
Unilever PLC (United Kingdom)	24,414	1,047,175
Unilever PLC (United Kingdom), ADR	15,337	661,331

		4,682,532

Pharmaceuticals — 1.4%
Adcock Ingram Holdings Ltd. (South Arica)	1,599	5,168

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Akorn, Inc.*(a)	1,624	$60,591
Allergan PLC*	5,659	1,768,437
Almirall SA (Spain)	19,454	393,189
Aspen Pharmacare Holdings Ltd. (South Africa)*	2,446	48,834
Astellas Pharma, Inc. (Japan)	33,400	475,475
AstraZeneca PLC (United Kingdom)	18,454	1,246,526
AstraZeneca PLC (United Kingdom), ADR	7,190	244,101
Bayer AG (Germany)	12,245	1,529,291
Bristol-Myers Squibb Co.	13,090	900,461
Celltrion, Inc. (South Korea)*	2,563	182,856
Center Laboratories, Inc. (Taiwan)*	8,300	18,636
China Animal Healthcare Ltd. (China)*	24,000	8,037
China Chemical & Pharmaceutical Co. Ltd. (Taiwan)	29,000	17,372
China Grand Pharmaceutical and Healthcare Holdings Ltd. (Hong Kong)*	28,000	6,607
China Medical System Holdings Ltd. (China)	37,000	54,226
China Shineway Pharmaceutical Group Ltd. (China)	16,000	20,304
Chugai Pharmaceutical Co. Ltd. (Japan)(a)	1,400	48,799
Coland Holdings Ltd. (Taiwan)	3,000	4,999
Consun Pharmaceutical Group Ltd. (China)	18,000	11,797
CSPC Pharmaceutical Group Ltd. (China)	46,000	46,897
Daiichi Sankyo Co. Ltd. (Japan)	16,400	338,491
Daito Pharmaceutical Co. Ltd. (Japan)	4,180	120,320
Dawnrays Pharmaceutical Holdings Ltd. (Hong Kong)	16,000	12,397
Eisai Co. Ltd. (Japan)	2,300	152,147
Eli Lilly & Co.	9,066	763,901
Endo International PLC*	2,511	153,723
Formosa Laboratories, Inc. (Taiwan)	3,000	6,292
Galenica AG (Switzerland)	81	126,729
GlaxoSmithKline PLC (United Kingdom), ADR	9,471	382,155
H. Lundbeck A/S (Denmark)*	2,458	83,929
Hanmi Science Co. Ltd. (South Korea)*	682	73,942
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,500	62,974
Impax Laboratories, Inc.*	1,620	69,271
Indivior PLC (United Kingdom)	35,503	98,111
Johnson & Johnson	39,946	4,103,253
Kaken Pharmaceutical Co. Ltd. (Japan)	5,300	362,166
Kalbe Farma Tbk PT (Indonesia)	141,200	13,434
Kissei Pharmaceutical Co. Ltd. (Japan)	8,200	205,666
KYORIN Holdings, Inc. (Japan)	22,600	470,894
Kyowa Hakko Kirin Co. Ltd. (Japan)	5,000	78,673
Luye Pharma Group Ltd. (China)*	38,000	39,536
Mallinckrodt PLC*	1,747	130,379
Meda AB (Sweden) (Class A Stock)	7,563	95,346
Medicines Co. (The)*	2,294	85,658
Mega Lifesciences PCL (Thailand)	9,200	4,218
Merck & Co., Inc.	45,345	2,395,123
Merck KGaA (Germany)	6,565	635,632
Mitsubishi Tanabe Pharma Corp. (Japan)	7,600	130,938
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	2,500	59,575
Nippon Shinyaku Co. Ltd. (Japan)	3,000	110,863
Novartis AG (Switzerland)	45,422	3,907,168
Novo Nordisk A/S (Denmark) (Class B Stock)	16,105	932,451
Oneness Biotech Co. Ltd. (Taiwan)	4,000	4,721

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Ono Pharmaceutical Co. Ltd. (Japan)	1,000	$178,312
Orion OYJ (Finland) (Class B Stock)	2,268	78,469
Otsuka Holdings Co. Ltd. (Japan)	15,000	532,934
Perrigo Co. PLC	2,367	342,505
Pfizer, Inc.	101,391	3,272,901
Pharmstandard OJSC (Russia), GDR*	4,627	19,410
Phytohealth Corp. (Taiwan)*	13,000	10,951
Prestige Brands Holdings, Inc.*	1,287	66,255
Recordati SpA (Italy)	6,994	182,480
Richter Gedeon Nyrt (Hungary)	5,602	105,735
Roche Holding AG (Switzerland)	9,869	2,734,783
Rohto Pharmaceutical Co. Ltd. (Japan)	5,000	99,753
Sanofi (France)	24,824	2,115,556
Santen Pharmaceutical Co. Ltd. (Japan)	8,000	131,707
Sawai Pharmaceutical Co. Ltd. (Japan)	1,100	75,308
SCI Pharmtech, Inc. (Taiwan)	2,000	5,631
ScinoPharm Taiwan Ltd. (Taiwan)	5,120	8,346
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd. (China)	20,000	31,898
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. (China)	8,000	8,577
Shionogi & Co. Ltd. (Japan)	5,000	226,151
Shire PLC (Ireland)	6,378	437,581
Shire PLC (Ireland), ADR	1,048	214,840
Sihuan Pharmaceutical Holdings Group Ltd. (China)(g)	120,000	—
Sino Biopharmaceutical Ltd. (Hong Kong)	72,000	65,096
Sinphar Pharmaceutical Co. Ltd. (Taiwan)	5,000	4,330
SSY Group Ltd. (Hong Kong)	72,000	18,488
Stada Arzneimittel AG (Germany)	1,991	80,288
Standard Chemical & Pharmaceutical Co. Ltd. (Taiwan)*	4,000	4,641
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	4,600	54,195
Synmosa Biopharma Corp. (Taiwan)	7,000	7,720
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	2,000	141,251
Takeda Pharmaceutical Co. Ltd. (Japan)	10,500	523,524
Teva Pharmaceutical Industries Ltd. (Israel), ADR	19,802	1,299,803
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd. (China)	2,300	2,484
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	31,000	50,715
Torii Pharmaceutical Co. Ltd. (Japan)	11,100	254,576
Towa Pharmaceutical Co. Ltd. (Japan)	900	55,967
Tsumura & Co. (Japan)	11,800	327,670
TTY Biopharm Co. Ltd. (Taiwan)	5,000	17,785
TWi Pharmaceuticals, Inc. (Taiwan)*	1,000	5,618
UCB SA (Belgium)	2,333	210,585
YungShin Global Holding Corp. (Taiwan)	11,400	16,664
Zoetis, Inc.	4,035	193,357

		37,517,519

Professional Services — 0.1%
51job, Inc. (China), ADR*	600	17,676
Adcorp Holdings Ltd. (South Africa)	4,904	6,191
Bureau Veritas SA (France)	4,833	96,329
Capita PLC (United Kingdom)	12,421	221,002
DKSH Holding AG (Switzerland)*	632	39,749

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
Equifax, Inc.	1,658	$184,651
Experian PLC (Ireland)	13,741	242,865
FTI Consulting, Inc.*	1,977	68,523
Huron Consulting Group, Inc.*	369	21,919
IHS, Inc. (Class A Stock)*	1,249	147,919
Intertek Group PLC (United Kingdom)	3,657	149,596
McMillan Shakespeare Ltd. (Australia)	2,868	27,622
Meitec Corp. (Japan)	1,000	34,244
Nielsen Holdings PLC	5,960	277,736
RPX Corp.*	1,503	16,533
SAi Global Ltd. (Australia)	17,042	51,689
SGS SA (Switzerland)	68	129,234
Sporton International, Inc. (Taiwan)	1,000	6,101
Stantec, Inc. (Canada)	4,800	119,055
Synergie SA (France)	6,044	174,527
Teleperformance (France)	2,131	179,191
Temp Holdings Co. Ltd. (Japan)	3,300	51,152
Towers Watson & Co. (Class A Stock)	1,353	173,806
Verisk Analytics, Inc. (Class A Stock)*	1,273	97,868
Weathernews, Inc. (Japan)	1,400	47,767
Zhaopin Ltd. (China), ADR*	800	12,256

		2,595,201

Real Estate Investment Trusts (REITs) — 2.9%
Acadia Realty Trust	4,758	157,728
Activia Properties, Inc. (Japan)	32	135,984
Advance Residence Investment Corp. (Japan)	304	668,500
AEON REIT Investment Corp. (Japan), REIT	8	9,467
AG Mortgage Investment Trust, Inc.	3,230	41,473
Alexandria Real Estate Equities, Inc.	6,030	544,871
Allied Properties Real Estate Investment Trust (Canada)	2,700	61,602
Altisource Residential Corp.	2,463	30,566
American Assets Trust, Inc.	1,073	41,150
American Campus Communities, Inc.	10,950	452,673
American Capital Agency Corp.	19,951	345,950
American Capital Mortgage Investment Corp.	7,719	107,757
American Homes 4 Rent (Class A Stock)	16,297	271,508
American Tower Corp.	2,378	230,547
Annaly Capital Management, Inc.	45,322	425,120
Apartment Investment & Management Co. (Class A Stock)	8,799	352,224
Apollo Commercial Real Estate Finance, Inc.(a)	6,105	105,189
Apple Hospitality REIT, Inc.	8,578	171,303
Argosy Property Ltd. (New Zealand)	70,951	55,491
ARMOUR Residential REIT, Inc.	4,702	102,316
Arrowhead Properties Ltd. (South Africa) (Class A Stock)	5,662	3,090
Arrowhead Properties Ltd. (South Africa) (Class B Stock)	5,785	3,168
Artis Real Estate Investment Trust (Canada)	13,900	128,583
Ascendas Real Estate Investment Trust (Singapore)	197,100	315,884
Asesor de Activos Prisma SAPI de CV (Mexico)*	12,000	9,685
Ashford Hospitality Prime, Inc.	1,406	20,387

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Ashford Hospitality Trust, Inc.	4,263	$26,900
AvalonBay Communities, Inc.	9,835	1,810,919
Axis Real Estate Investment Trust (Malaysia)	14,200	5,424
Befimmo SA (Belgium)	3,304	197,110
Beni Stabili SpA (Italy)	136,708	103,040
Big Yellow Group PLC (United Kingdom)	47,327	561,373
BioMed Realty Trust, Inc.	15,408	365,016
Blackstone Mortgage Trust, Inc.	2,063	55,206
Boardwalk Real Estate Investment Trust (Canada)(a)	4,400	150,885
Boston Properties, Inc.	10,138	1,293,001
Brandywine Realty Trust	10,073	137,597
British Land Co. PLC (The) (United Kingdom)	88,265	1,021,309
Brixmor Property Group, Inc.	853	22,024
BWP Trust (Australia)	26,789	61,356
Cambridge Industrial Trust (Singapore)	31,000	12,353
Camden Property Trust	6,902	529,798
Canadian Apartment Properties REIT (Canada)	7,400	143,540
Canadian Real Estate Investment Trust (Canada)	4,200	127,666
CapitaLand Commercial Trust (Singapore)	268,500	254,748
CapitaLand Mall Trust (Singapore)	255,000	346,007
CapitaMalls Malaysia Trust (Malaysia)	25,900	8,325
Capstead Mortgage Corp.	9,568	83,624
Care Capital Properties, Inc.	8,037	245,691
Cathay No. 1 REIT (Taiwan)	86,000	46,394
CBL & Associates Properties, Inc.	9,400	116,278
Cedar Realty Trust, Inc.	3,891	27,548
Champion REIT (Hong Kong)	783,000	390,859
Charter Hall Group (Australia)	7,930	26,050
Charter Hall Retail REIT (Australia)	43,788	132,266
Chimera Investment Corp.	13,401	182,790
China Energine International Holdings Ltd. (United Kingdom)	78,030	410,237
Cofinimmo SA (Belgium)	2,776	296,520
Colony Financial, Inc.	5,060	98,569
Columbia Property Trust, Inc.	13,280	311,814
Cominar Real Estate Investment Trust (Canada)	10,100	107,372
Concentradora Fibra Danhos SA de CV (Mexico)	22,400	46,270
Concentradora Fibra Hotelera Mexicana SA de CV (Mexico)	19,300	17,559
Concentradora Hipotecaria SAPI de CV (Mexico)	12,000	17,463
Corporate Office Properties Trust	10,459	228,320
Corrections Corp. of America	2,034	53,881
Cousins Properties, Inc.	11,293	106,493
Crown Castle International Corp.	2,684	232,032
Cubesmart	9,832	301,056
CYS Investments, Inc.	9,221	65,746
Daiwa House Residential Investment Corp. (Japan)	131	271,052
Daiwa Office Investment Corp. (Japan)	82	443,825
DCT Industrial Trust, Inc.	4,991	186,514
DDR Corp.	16,779	282,558
Derwent London PLC (United Kingdom)	12,782	691,350

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Dexus Property Group (Australia)	84,965	$460,864
DiamondRock Hospitality Co.(a)	11,040	106,536
Digital Realty Trust, Inc.	9,609	726,633
Douglas Emmett, Inc.	7,963	248,286
Dream Office Real Estate Investment Trust (Canada)	4,900	61,511
Duke Realty Corp.	19,311	405,917
DuPont Fabros Technology, Inc.	5,555	176,593
EastGroup Properties, Inc.	1,793	99,709
Education Realty Trust, Inc.	2,967	112,390
Emira Property Fund Ltd. (South Africa)	13,244	13,908
EPR Properties	1,088	63,594
Equinix, Inc.	417	126,101
Equity Commonwealth*	12,957	359,298
Equity LifeStyle Properties, Inc.	6,605	440,355
Equity One, Inc.	4,370	118,645
Equity Residential	24,841	2,026,777
Essex Property Trust, Inc.	4,049	969,371
Eurocommercial Properties NV (Netherlands), CVA	5,413	233,844
Extra Space Storage, Inc.	8,107	715,118
Federal Realty Investment Trust	4,410	644,301
FelCor Lodging Trust, Inc.	7,068	51,596
Fibra Shop Portafolios Inmobiliarios SAPI de CV (Mexico)	12,900	13,016
Fibra Uno Administracion SA de CV (Mexico)	86,600	190,892
First Industrial Realty Trust, Inc.	6,225	137,759
First Potomac Realty Trust	2,943	33,550
Fonciere des Regions (France)	4,488	401,415
Fortress Income Fund Ltd. (South Africa)	15,316	34,365
Fortress Income Fund Ltd. (South Africa) (Class A Stock)	15,316	15,925
Fortune Real Estate Investment Trust (Hong Kong)	173,000	177,785
Four Corners Property Trust, Inc.	949	22,928
Franklin Street Properties Corp.	4,980	51,543
Frasers Commercial Trust (Singapore)	12,000	10,730
Frontier Real Estate Investment Corp. (Japan)	40	160,469
Fukuoka REIT Corp. (Japan)	37	63,944
Gecina SA (France)	3,448	419,181
General Growth Properties, Inc.	40,454	1,100,753
Geo Group, Inc. (The)	2,338	67,592
Global One Real Estate Investment Corp. (Japan)	38	136,211
Goodman Group (Australia)	87,914	398,377
Goodman Property Trust (New Zealand)	83,962	71,139
Government Properties Income Trust(a)	6,499	103,139
GPT Group (The) (Australia)	161,892	560,663
Great Portland Estates PLC (United Kingdom)	43,434	529,396
Growthpoint Properties Ltd. (South Africa)	172,200	258,458
H&R Real Estate Investment Trust (Canada), UTS	14,900	215,903
Hammerson PLC (United Kingdom)	43,689	386,229
Hankyu REIT, Inc. (Japan)	78	82,760
Hansteen Holdings PLC (United Kingdom)	29,997	50,845
Hatteras Financial Corp.	11,521	151,501
HCP, Inc.	38,084	1,456,332

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	11,075	$313,644
Heiwa Real Estate REIT, Inc. (Japan)	52	36,273
Hersha Hospitality Trust	5,722	124,511
Highwoods Properties, Inc.	5,338	232,737
Hospitality Properties Trust	8,365	218,745
Hospitality Property Fund Ltd. (South Africa)	6,977	4,760
Host Hotels & Resorts, Inc.	42,174	646,949
Hulic REIT, Inc. (Japan)	46	64,188
Hyprop Investments Ltd. (South Africa)	15,006	100,433
ICADE (France)	1,503	100,882
Ichigo Real Estate Investment Corp. (Japan)	51	36,690
IGB Real Estate Investment Trust (Malaysia)	32,400	10,112
Immobiliare Grande Distribuzione SIIQ SpA (Italy)	202,316	193,695
Industrial & Infrastructure Fund Investment Corp. (Japan)	7	33,403
Inland Real Estate Corp.	5,087	54,024
Intervest Offices & Warehouses NV (Belgium)*	2,248	59,388
Intu Properties PLC (United Kingdom)	51,796	241,988
Invesco Mortgage Capital, Inc.	11,733	145,372
Investa Office Fund (Australia)	61,476	177,960
Iron Mountain, Inc.	1,808	48,834
Is Gayrimenkul Yatirim Ortakligi A/S (Turkey)	34,399	20,733
Japan Excellent, Inc. (Japan)	125	137,419
Japan Hotel REIT Investment Corp. (Japan)	69	51,015
Japan Logistics Fund, Inc. (Japan)	128	248,391
Japan Prime Realty Investment Corp. (Japan)	75	256,118
Japan Real Estate Investment Corp. (Japan)	102	494,979
Japan Rental Housing Investments, Inc. (Japan)	150	105,988
Japan Retail Fund Investment Corp. (Japan)	217	417,481
Kenedix Office Investment Corp. (Japan)	37	172,976
Kenedix Residential Investment Corp. (Japan)	55	135,588
Keppel REIT (Singapore)	114,800	75,191
Kilroy Realty Corp.	6,507	411,763
Kimco Realty Corp.	23,042	609,691
Kite Realty Group Trust	4,718	122,338
Kiwi Property Group Ltd. (New Zealand)	77,954	71,803
KLCCP Stapled Group (Malaysia)	28,400	46,602
Klepierre (France)	10,692	475,260
Land Securities Group PLC (United Kingdom)	71,360	1,237,035
LaSalle Hotel Properties(a)	6,439	162,005
Liberty Property Trust(a)	14,678	455,752
Link REIT (The) (Hong Kong)	217,500	1,296,709
Londonmetric Property PLC (United Kingdom)	73,422	177,370
LTC Properties, Inc.	2,122	91,543
Macerich Co. (The)	10,566	852,571
Mack-Cali Realty Corp.	13,791	322,020
Mapletree Logistics Trust (Singapore)	94,700	65,984
MCUBS MidCity Investment Corp. (Japan)	28	85,530

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Mercialys SA (France)	2,796	$56,578
Mexico Real Estate Management SA de CV (Mexico)*(g)	31,200	39,556
Mid-America Apartment Communities, Inc.	6,905	627,043
Mirvac Group (Australia)	111,015	158,922
Monogram Residential Trust, Inc.	9,034	88,172
Mori Hills REIT Investment Corp. (Japan)	119	152,454
Mori Trust Sogo REIT, Inc. (Japan)	381	649,779
National Retail Properties, Inc.	1,990	79,699
National Storage Affiliates Trust	339	5,807
New Residential Investment Corp.	6,833	83,089
New York REIT, Inc.	9,283	106,755
Nippon Accommodations Fund, Inc. (Japan)	14	48,782
Nippon Building Fund, Inc. (Japan)	113	539,976
Nomura Real Estate Master Fund, Inc. (Japan)*	107	132,999
NorthStar Realty Europe Corp.	1,220	14,408
NorthStar Realty Finance Corp.	3,662	62,364
Octodec Investments Ltd. (South Africa)	5,294	7,784
Omega Healthcare Investors, Inc.	3,436	120,191
Orix JREIT, Inc. (Japan)	216	279,950
Outfront Media, Inc.	4,563	99,610
Parkway Properties, Inc.	4,730	73,930
Pavilion Real Estate Investment Trust (Malaysia)	28,100	10,115
Pebblebrook Hotel Trust	4,010	112,360
Pennsylvania Real Estate Investment Trust(a)	3,806	83,237
PennyMac Mortgage Investment Trust	6,369	97,191
Piedmont Office Realty Trust, Inc. (Class A Stock)	14,973	282,690
PLA Administradora Industrial S de RL de CV (Mexico)*	20,200	32,806
Plum Creek Timber Co., Inc.	4,282	204,337
Post Properties, Inc.	4,965	293,729
Potlatch Corp.	2,906	87,877
Premier Investment Corp. (Japan)	128	130,551
Prologis Property Mexico SA de CV (Mexico), REIT*	12,700	19,248
ProLogis, Inc.	36,516	1,567,267
PS Business Parks, Inc.	1,046	91,452
Public Storage	9,172	2,271,904
Ramco-Gershenson Properties Trust	4,520	75,077
Rayonier, Inc.	5,334	118,415
Realty Income Corp.(a)	2,931	151,328
Rebosis Property Fund Ltd. (South Africa)	11,796	7,541
Redefine Properties Ltd. (South Africa)	93,115	58,450
Redwood Trust, Inc.(a)	7,320	96,624
Regal Real Estate Investment Trust (Hong Kong)	141,000	35,219
Regency Centers Corp.	5,218	355,450
REIT 1 Ltd. (Israel)	39,729	106,054
Resilient REIT Ltd. (South Africa)	4,699	34,961
Retail Opportunity Investments Corp.	4,996	89,428
Retail Properties of America, Inc. (Class A Stock)	8,732	128,972
Rexford Industrial Realty, Inc.	10,668	174,528
RioCan Real Estate Investment Trust (Canada)	16,700	285,917
RLJ Lodging Trust	11,612	251,168

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Rouse Properties, Inc.(a)	1,944	$28,305
SA Corporate Real Estate Fund Nominees Pty Ltd. (South Africa)	132,398	39,347
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (Singapore)	86,000	43,357
Saf Gayrimenkul Yatirim Ortakligi A/S (Turkey)	18,738	5,073
Scentre Group (Australia)	474,013	1,437,748
Segro PLC (United Kingdom)	41,400	262,000
Sekisui House SI Residential Investment Corp. (Japan)	35	31,424
Select Income REIT	7,421	147,084
Senior Housing Properties Trust	23,203	344,333
Shaftesbury PLC (United Kingdom)	15,462	208,304
Silver Bay Realty Trust Corp.	2,468	38,649
Simon Property Group, Inc.	19,102	3,714,193
SL Green Realty Corp.	6,926	782,499
Smart Real Estate Investment Trust (Canada)	8,700	189,819
Sovran Self Storage, Inc.	3,610	387,389
Starhill Global REIT (Singapore)	41,000	21,810
Starwood Property Trust, Inc.	8,030	165,097
Starwood Waypoint Residential Trust	5,009	113,404
Stockland (Australia)	71,087	211,020
Sun Communities, Inc.	3,244	222,311
Sunstone Hotel Investors, Inc.	11,759	146,870
Suntec Real Estate Investment Trust (Singapore)	327,800	356,997
Sunway Real Estate Investment Trust (Malaysia)	39,200	13,330
Tanger Factory Outlet Centers, Inc.	9,237	302,050
Taubman Centers, Inc.	3,626	278,187
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (Thailand)	76,700	28,561
Tier REIT, Inc., REIT	2,049	30,223
Tokyu REIT, Inc. (Japan)	356	448,890
Top REIT, Inc. (Japan)	29	109,843
Two Harbors Investment Corp.	17,129	138,745
UDR, Inc.	18,314	688,057
Unibail-Rodamco SE (France)	7,335	1,862,595
United Urban Investment Corp. (Japan)	237	321,741
Urban Edge Properties	9,566	224,323
Vastned Retail NV (Netherlands)	3,502	160,887
Ventas, Inc.	24,542	1,384,905
VEREIT, Inc.	27,560	218,275
Vicinity Centres (Australia)	65,744	133,373
Vornado Realty Trust	10,861	1,085,666
Vukile Property Fund Ltd. (South Africa)	15,732	17,192
Warehouses De Pauw SCA (Belgium)	3,602	318,015
Washington Real Estate Investment Trust(a)	7,876	213,125
Weingarten Realty Investors	6,602	228,297
Welltower, Inc.	26,901	1,830,075
Wereldhave NV (Netherlands)	3,968	222,581
Westfield Corp. (Australia)	148,389	1,020,902
Weyerhaeuser Co.	7,867	235,853
Workspace Group PLC (United Kingdom)	12,979	182,793
WP Carey, Inc.	3,129	184,611
WP GLIMCHER, Inc.	16,460	174,641
Xenia Hotels & Resorts, Inc.	10,481	160,674

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Yuexiu Real Estate Investment Trust (Hong Kong)	413,000	$221,391

		76,373,112

Real Estate Management & Development — 0.8%
Advancetek Enterprise Co. Ltd. (Taiwan)	15,000	7,856
AEON Mall Co. Ltd. (Japan)	8,280	142,020
Agung Podomoro Land Tbk PT (Indonesia)*	347,000	8,373
Alexander & Baldwin, Inc.	1,678	59,250
Aliansce Shopping Centers SA (Brazil)	500	1,375
Allreal Holding AG (Switzerland)*	925	123,383
AP Thailand PCL (Thailand)*	51,800	7,701
Atrium European Real Estate Ltd. (Netherlands)*	24,747	96,011
Attacq Ltd. (South Africa)*	10,167	11,991
Ayala Land, Inc. (Philippines)	342,900	250,650
Azrieli Group (Israel)	3,819	142,268
Bayside Land Corp. (Israel)	603	181,837
Beijing Enterprises Medical & Health Group Ltd. (Hong Kong)*	138,000	11,686
Belle Corp. (Philippines)	159,900	9,852
BR Malls Participacoes SA (Brazil)	26,800	75,192
BR Properties SA (Brazil)	4,400	9,364
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	63,850	2,014,203
Buwog AG (Austria)*	23,113	501,378
CA Immobilien Anlagen AG (Austria)*	9,693	177,277
Capital & Counties Properties PLC (United Kingdom)	64,758	419,881
CapitaLand Ltd. (Singapore)	149,400	351,163
Carnival Group International Holdings Ltd. (Hong Kong)*	110,000	14,168
Castellum AB (Sweden)	29,133	414,891
Cathay Real Estate Development Co. Ltd. (Taiwan)	60,000	24,418
Central China Real Estate Ltd. (China)	81,000	16,863
Central Pattana PCL (Thailand)	44,700	58,383
China Aoyuan Property Group Ltd. (China)	199,000	41,643
China Merchants Property Development Co. Ltd. (China) (Class B Stock)*	19,200	87,452
China New City Commercial Development Ltd. (China)*	18,000	22,607
China Properties Investment Holdings Ltd. (Hong Kong)*	201,000	2,805
China SCE Property Holdings Ltd. (China)	180,000	40,645
China Vanke Co. Ltd. (China)(g)	56,427	168,385
China Vast Industrial Urban Development Co. Ltd. (Hong Kong), 144A(g)	26,000	10,735
Chong Hong Construction Co. Ltd. (Taiwan)	26,820	39,028
Ciputra Property Tbk PT (Indonesia)	278,689	8,230
Conwert Immobilien Invest SE (Austria)*	6,767	103,251
Corp. Inmobiliaria Vesta SAB de CV (Mexico)	14,700	22,390
Daibiru Corp. (Japan)	5,100	42,013
Daito Trust Construction Co. Ltd. (Japan)	1,600	184,817
Daiwa House Industry Co. Ltd. (Japan)	18,700	537,557
Da-Li Development Co. Ltd. (Taiwan)	5,599	3,458
Dalian Wanda Commercial Properties Co. Ltd. (China), 144A(g)	82,300	477,670
Deutsche Euroshop AG (Germany)	2,478	108,548

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Deutsche Wohnen AG (Germany)	9,128	$252,407
Deyaar Development Pjsc (United Arab Emirates)*	485,590	67,249
Echo Investment SA (Poland)*	12,360	21,741
Emaar Malls Group PJSC (United Arab Emirates)*	127,885	95,714
Emaar Properties PJSC (United Arab Emirates)	154,861	238,116
Fabege AB (Sweden)	17,135	283,115
Farglory Land Development Co. Ltd. (Taiwan)	34,000	35,310
Fastighets AB Balder (Sweden) (Class B Stock)*	22,124	544,665
First Capital Realty, Inc. (Canada)	12,500	165,769
Forest City Enterprises, Inc. (Class A Stock)*	12,005	263,270
Founding Construction & Development Co. Ltd. (Taiwan)	16,000	8,262
Franshion Properties China Ltd. (China)	422,000	143,743
Fullshare Holdings Ltd. (Hong Kong)*	32,500	7,943
Gazit-Globe Ltd. (Israel)	5,949	52,972
Global Logistic Properties Ltd. (Singapore)	175,700	265,335
Globe Trade Centre SA (Poland)*	10,286	18,678
Glorious Property Holdings Ltd. (Hong Kong)*	317,000	36,732
Grainger PLC (United Kingdom)	21,248	72,671
Greattown Holdings Ltd. (China)	19,900	20,159
Guangdong Land Holdings Ltd. (China)*	32,000	8,830
Guorui Properties Ltd. (China)	29,000	11,779
Hang Lung Group Ltd. (Hong Kong)	62,000	201,061
Hang Lung Properties Ltd. (Hong Kong)	127,000	287,764
Heiwa Real Estate Co. Ltd. (Japan)	2,000	21,885
Hemfosa Fastigheter AB (Sweden)	7,745	86,048
Henderson Land Development Co. Ltd. (Hong Kong)	71,500	436,151
Highwealth Construction Corp. (Taiwan)	104,650	120,203
Hongkong Land Holdings Ltd. (Hong Kong)	141,600	991,200
Hopefluent Group Holdings Ltd. (China)	46,000	12,812
Huaku Development Co. Ltd. (Taiwan)*	18,000	32,170
Huang Hsiang Construction Corp. (Taiwan)	12,000	8,891
Hulic Co. Ltd. (Japan)	25,200	221,270
Hung Poo Real Estate Development Corp. (Taiwan)	28,000	18,201
Hung Sheng Construction Ltd. (Taiwan)*	49,000	27,527
Hydoo International Holding Ltd. (China)	142,000	19,749
Hysan Development Co. Ltd. (Hong Kong)	87,000	355,453
Iguatemi Empresa de Shopping Centers SA (Brazil)	700	3,346
Immofinanz AG (Austria)*	125,914	285,994
Intershop Holding AG (Switzerland)	611	245,535
KEE TAI Properties Co. Ltd. (Taiwan)*	32,000	15,357
Kennedy-Wilson Holdings, Inc.	2,004	48,256
Kerry Properties Ltd. (Hong Kong)	75,500	205,463
King’s Town Construction Co. Ltd. (Taiwan)	14,000	8,095
Kungsleden AB (Sweden)	8,426	60,208
L.P.N. Development PCL (Thailand)*	47,700	21,209
Lend Lease Group (Australia)	14,325	147,799
Logan Property Holdings Co. Ltd. (China)	62,000	20,996
Longfor Properties Co. Ltd. (China)	89,000	132,370

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
LPS Brasil Consultoria de Imoveis SA (Brazil)	1,200	$685
Madex International Holdings Ltd. (Hong Kong)*	380,000	8,609
MBK PCL (Thailand)	134,700	53,154
Mingfa Group International Co. Ltd. (Hong Kong)*	88,000	22,596
Mitsui Fudosan Co. Ltd. (Japan)	56,000	1,405,482
Mobimo Holding AG (Switzerland)*	1,014	225,096
Modernland Realty Tbk PT (Indonesia)	479,800	16,197
Multiplan Empreendimentos Imobiliarios SA (Brazil)	500	4,803
Nam Tai Property, Inc. (China)	2,185	12,651
Nexity SA (France)	2,053	90,941
NTT Urban Development Corp. (Japan)	6,200	59,571
Parque Arauco SA (Chile)	14,578	22,979
Prince Housing & Development Corp. (Taiwan)	136,000	38,820
Property Perfect PCL (Thailand)	303,000	6,652
PSP Swiss Property AG (Switzerland)*	4,374	383,555
Radium Life Tech Co. Ltd. (Taiwan)*	89,260	31,938
Red Star Macalline Group Corp. Ltd. (China), 144A*(g)	126,400	153,718
Redco Properties Group Ltd. (China), 144A(g)	14,000	10,271
RMR Group, Inc. (The)*	588	8,473
Robinsons Land Corp. (Philippines)	149,500	87,391
Rojana Industrial Park PCL (Thailand)	27,780	4,014
S IMMO AG (Austria)*	16,224	144,655
Sansiri PCL (Thailand)	359,100	15,168
Savills PLC (United Kingdom)	6,056	79,174
Selvaag Bolig ASA (Norway)	4,383	13,612
Sentul City Tbk PT (Indonesia)	1,137,700	4,745
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. (China)	4,800	8,899
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. (China)	5,800	23,612
Shenzhen SEG Co. Ltd. (China)*	22,000	15,198
Shining Building Business Co. Ltd. (Taiwan)*	30,000	9,790
Siam Future Development PCL (Thailand)	47,424	8,237
Silver Grant International Industries Ltd. (China)	86,000	11,360
Sinyi Realty, Inc. (Taiwan)	11,000	9,157
SM Prime Holdings, Inc. (Philippines)	658,000	302,589
Soho China Ltd. (China)	215,000	103,753
Sonae Sierra Brasil SA (Brazil)	1,000	4,090
SP Setia Bhd (Malaysia)	24,000	17,887
St. Joe Co. (The)*(a)	3,613	66,877
Sun Hung Kai Properties Ltd. (Hong Kong)	86,704	1,042,146
Sunshine 100 China Holdings Ltd. (China), 144A*(g)	51,000	23,121
Supalai PCL (Thailand)	26,700	13,504
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	41,500	463,560
Swire Properties Ltd. (Hong Kong)	59,800	171,945
Swiss Prime Site AG (Switzerland)*	6,863	535,978
TAG Immobilien AG (Germany)	8,229	102,522
Taiwan Land Development Corp. (Taiwan)	81,400	26,039

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Tian Shan Development Holding Ltd. (China)	10,000	$3,961
TICON Industrial Connection PCL (Thailand) (Class F Stock)	14,900	4,927
Times Property Holdings Ltd. (China)	61,000	21,226
Tokyu Fudosan Holdings Corp. (Japan)	29,000	181,768
Tosei Corp. (Japan)	32,900	207,561
UOA Development Bhd (Malaysia)	22,700	10,891
Vista Land & Lifescapes, Inc. (Philippines)	214,500	23,550
WHA Corp. PCL (Thailand)*	77,550	6,163
Wheelock & Co. Ltd. (Hong Kong)	45,000	188,828
Wuzhou International Holdings Ltd. (China)*	74,000	7,721
Xinyuan Real Estate Co. Ltd. (China), ADR	6,300	23,247
Yanlord Land Group Ltd. (Singapore)	50,900	36,007
Yea Shin International Development Co. Ltd. (Taiwan)	6,000	2,736
Yida China Holdings Ltd. (Hong Kong)	100,000	37,333
Ying Li International Real Estate Ltd. (Singapore)*	120,700	14,062
Yuexiu Property Co. Ltd. (China)	670,000	115,343
Yungshin Construction & Development Co. (Taiwan)	4,000	3,489
Yuzhou Properties Co. Ltd. (China)	167,000	45,149
Zall Development Group Ltd. (China)	90,000	22,966
Zhong An Real Estate Ltd. (China)*	66,000	6,861

		20,511,144

Road & Rail — 0.3%
Asciano Ltd. (Australia)	25,607	162,801
Aurizon Holdings Ltd. (Australia)	24,535	77,889
BTS Group Holdings PCL (Thailand)	109,200	27,615
Canadian National Railway Co. (Canada)	13,500	754,661
Canadian Pacific Railway Ltd. (Canada)(a)	2,400	306,535
Central Japan Railway Co. (Japan)	4,800	852,163
CJ Korea Express Co. Ltd. (South Korea)*	343	55,567
ComfortDelGro Corp. Ltd. (Singapore)	44,000	94,216
Cosan Logistica SA (Brazil)	7,300	1,956
CSX Corp	19,917	516,846
Dazhong Transportation Group Co. Ltd. (China)	12,000	15,396
DSV A/S (Denmark)	4,560	179,498
East Japan Railway Co. (Japan)	9,800	922,826
Evergreen International Storage & Transport Corp. (Taiwan)	42,000	17,657
FirstGroup PLC (United Kingdom)*	65,409	103,364
Go-Ahead Group PLC (United Kingdom)	3,838	151,012
Guangshen Railway Co. Ltd. (China) (Class H Stock)	50,000	24,847
Hankyu Hanshin Holdings, Inc. (Japan)	36,000	233,996
Heartland Express, Inc	3,609	61,425
Hitachi Transport System Ltd. (Japan)	3,900	68,009
J.B. Hunt Transport Services, Inc.	1,387	101,750
JSL SA (Brazil)	1,400	2,548
Keikyu Corp. (Japan)	6,000	49,579
Keio Corp. (Japan)	24,000	207,257
Keisei Electric Railway Co. Ltd. (Japan)	13,000	165,857
Kintetsu Group Holdings Co Ltd. (Japan)	28,000	113,842
Knight Transportation, Inc.	3,273	79,305
Landstar System, Inc.	1,392	81,641
Localiza Rent A Car SA (Brazil)	1,300	8,156

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
MTR Corp. Ltd. (Hong Kong)	42,730	$210,993
Nagoya Railroad Co. Ltd. (Japan)	29,000	120,701
Nankai Electric Railway Co. Ltd. (Japan)	13,000	76,940
National Express Group PLC (United Kingdom)	22,315	109,481
Nippon Express Co. Ltd. (Japan)	36,000	169,172
Nippon Konpo Unyu Soko Co. Ltd. (Japan)	5,100	101,652
Norfolk Southern Corp.	7,195	608,625
Northgate PLC (United Kingdom)	10,050	58,207
Odakyu Electric Railway Co. Ltd. (Japan)	9,000	96,901
Old Dominion Freight Line, Inc.*(a)	1,295	76,496
Pick’n Pay Stores Ltd. (Thailand)*	60,500	3,732
PKP Cargo SA (Poland)	1,586	27,462
Rumo Logistica Operadora Multimodal SA (Brazil)*(g)	2,069	3,263
Sankyu, Inc. (Japan)	14,000	71,425
Seino Holdings Co. Ltd. (Japan)	10,000	104,043
Senko Co. Ltd. (Japan)	8,000	53,931
Shanghai Jinjiang International Industrial Investment Co. Ltd. (China)	2,100	4,994
SMRT Corp. Ltd. (Singapore)	73,000	77,289
Tobu Railway Co. Ltd. (Japan)	24,000	118,378
Tokyu Corp. (Japan)	24,000	189,657
Union Pacific Corp.	15,068	1,178,318
Werner Enterprises, Inc.	2,409	56,347
West Japan Railway Co. (Japan)	6,100	421,651

		9,377,872

Semiconductors & Semiconductor Equipment — 0.4%
ALI Corp. (Taiwan)	13,000	7,387
ams AG (Austria)	1,971	65,888
Ardentec Corp. (Taiwan)	26,400	19,037
ARM Holdings PLC (United Kingdom)	7,997	121,891
ARM Holdings PLC (United Kingdom), ADR(a)	5,383	243,527
ASM Pacific Technology Ltd. (Hong Kong)	9,200	71,829
ASML Holding NV (Netherlands)	7,857	698,110
Chen Full International Co. Ltd. (Taiwan)	3,000	4,579
China Soft Power Technology Holdings Ltd. (Hong Kong)*	42,000	3,175
ChipMOS TECHNOLOGIES, Inc. (Taiwan)	15,000	14,111
Cirrus Logic, Inc.*	1,790	52,859
Dialog Semiconductor PLC (United Kingdom)*	6,313	210,657
Disco Corp. (Japan)	1,000	94,171
Everlight Electronics Co. Ltd. (Taiwan)	28,000	40,489
Formosa Advanced Technologies Co. Ltd. (Taiwan)	11,000	6,751
Genesis Photonics, Inc. (Taiwan)*	36,000	8,678
Global Lighting Technologies, Inc. (Taiwan)	7,000	15,790
Global Mixed Mode Technology, Inc. (Taiwan)*	4,000	7,360
Global Unichip Corp. (Taiwan)	1,000	1,999
Grand Plastic Technology Corp. (Taiwan)	1,000	6,772
Greatek Electronics, Inc. (Taiwan)	22,000	23,892
Hanergy Thin Film Power Group Ltd. (Hong Kong)*	148,000	4,100
Himax Technologies, Inc. (Taiwan), ADR	2,900	23,780
Holtek Semiconductor, Inc. (Taiwan)	6,000	9,231
Integrated Service Technology, Inc. (Taiwan)	1,000	2,877

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	105,393	$3,630,789
King Yuan Electronics Co. Ltd. (Taiwan)*	72,000	46,997
Kinsus Interconnect Technology Corp. (Taiwan)	21,000	42,450
Linear Technology Corp.	2,296	97,511
Lite-On Semiconductor Corp. (Taiwan)	25,000	16,265
Maxim Integrated Products, Inc.	5,142	195,396
MediaTek, Inc. (Taiwan)	59,000	446,246
Megachips Corp. (Japan)	3,400	29,751
Melexis NV (Belgium)	4,811	262,068
Mimasu Semiconductor Industry Co. Ltd. (Japan)	3,800	36,182
NXP Semiconductors NV (Netherlands)*	1,271	107,082
OptoTech Corp. (Taiwan)	61,000	18,576
Pan Jit International, Inc. (Taiwan)*	45,000	20,038
Phison Electronics Corp. (Taiwan)	5,000	35,115
Powertech Technology, Inc. (Taiwan)	34,000	67,041
Radiant Opto-Electronics Corp. (Taiwan)	19,000	43,238
Richtek Technology Corp. (Taiwan)	4,000	23,104
Rohm Co. Ltd. (Japan)	3,800	192,473
SDI Corp. (Taiwan)	13,000	10,896
Semiconductor Manufacturing International Corp. (China)*	1,265,000	128,644
Shindengen Electric Manufacturing Co. Ltd. (Japan)	7,000	27,776
Shinko Electric Industries Co. Ltd. (Japan)	33,900	217,328
Sigurd Microelectronics Corp. (Taiwan)*	25,000	16,855
Silicon Laboratories, Inc.*	1,311	63,636
Siliconware Precision Industries Co. Ltd. (Taiwan)	123,000	194,239
Single Well Industrial Corp. (Taiwan)	1,000	2,014
SK Hynix, Inc. (South Korea)	32,621	842,697
Sonix Technology Co. Ltd. (Taiwan)	4,000	4,370
STMicroelectronics NV (Switzerland)	18,849	126,786
Sunplus Technology Co. Ltd. (Taiwan)	42,000	14,783
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	117,400	2,670,850
Taiwan Surface Mounting Technology Corp. (Taiwan)	25,000	22,087
Tokyo Electron Ltd. (Japan)	6,000	363,509
Topco Scientific Co. Ltd. (Taiwan)	6,657	10,992
Transcend Information, Inc. (Taiwan)	11,000	28,571
Visual Photonics Epitaxy Co. Ltd. (Taiwan)	5,000	7,111
Win Semiconductors Corp. (Taiwan)	35,806	53,639
Youngtek Electronics Corp. (Taiwan)	7,130	11,264

		11,887,309

Software — 0.6%
ACI Worldwide, Inc.*	2,732	58,465
Activision Blizzard, Inc.	8,461	327,525
Adobe Systems, Inc.*	5,397	506,994
Altium Ltd. (Australia)	22,050	74,577
ANSYS, Inc.*	1,308	120,990
Asseco Poland SA (Poland)	4,730	68,070
Aveva Group PLC (United Kingdom)	1,194	28,380
CA, Inc.	7,702	219,969
Capcom Co. Ltd. (Japan)	2,900	69,930
Cdk Global, Inc.	1,973	93,658
Cyberlink Corp. (Taiwan)	2,000	4,173
Dassault Systemes SA (France)	2,414	192,954

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Electronic Arts, Inc.*	3,958	$271,994
FleetMatics Group PLC*	1,254	63,691
Fuji Soft, Inc. (Japan)	2,200	48,254
Gamania Digital Entertainment Co. Ltd. (Taiwan)	3,000	3,831
Gemalto NV (Netherlands)	2,479	148,746
Globo PLC (United Kingdom)*(g)	109,171	—
International Games System Co. Ltd. (Taiwan)	2,000	7,763
Intuit, Inc.	2,770	267,305
King Digital Entertainment PLC (Ireland)	2,320	41,482
Konami Corp. (Japan)	3,800	90,457
KongZhong Corp. (China), ADR*	3,200	24,000
Linx SA (Brazil)	300	3,359
Marvelous, Inc. (Japan)(a)	13,900	105,745
Microsoft Corp.	126,722	7,030,537
National Agricultural Holdings Ltd. (Hong Kong)*	8,000	3,454
Nemetschek AG (Germany)	477	23,677
NICE Systems Ltd. (Israel), ADR	2,879	165,024
Nintendo Co. Ltd. (Japan)	1,600	220,016
NQ Mobile, Inc. (China), ADR*	6,700	24,388
Nsd Co. Ltd. (Japan)	27,500	397,877
Open Text Corp. (Canada)	3,100	148,626
Oracle Corp.	63,631	2,324,440
Sage Group PLC (The) (United Kingdom)	36,278	322,334
SAP SE (Germany)	19,209	1,524,303
Shanghai Baosight Software Co. Ltd. (China)	1,700	7,383
SimCorp A/S (Denmark)	2,555	144,065
Software AG (Germany)	10,048	286,386
Solera Holdings, Inc.	1,326	72,705
Square Enix Holdings Co. Ltd. (Japan)	2,700	65,271
SS&C Technologies Holdings, Inc.	1,261	86,088
Symantec Corp.	16,973	356,433
Synopsys, Inc.*	3,586	163,557
Temenos Group AG (Switzerland)*	1,581	81,656
Totvs SA (Brazil)	1,186	9,302
Trend Micro, Inc. (Japan)*	2,400	97,385
UBISOFT Entertainment (France)*	22,569	653,175
X-Legend Entertainment Co. Ltd. (Taiwan)	250	540
XPEC Entertainment, Inc. (Taiwan)*	3,000	8,365
Zynga, Inc. (Class A Stock)*	9,611	25,757

		17,085,056

Specialty Retail — 0.5%
Aaron’s, Inc.*	3,674	82,261
Ace Hardware Indonesia Tbk PT (Indonesia)	96,000	5,710
Adastria Holding Co. Ltd. (Japan)	840	47,005
Advance Auto Parts, Inc.	850	127,933
Alpen Co. Ltd. (Japan)	1,700	28,328
American Eagle Outfitters, Inc.	3,625	56,187
AOKI Holdings, Inc. (Japan)	2,600	33,918
Aoyama Trading Co. Ltd. (Japan)	3,500	134,841
Ascena Retail Group, Inc.*	4,694	46,236
Autobacs Seven Co. Ltd. (Japan)	5,500	100,246
AutoNation, Inc.*	1,874	111,803
Barnes & Noble Education, Inc.*	626	6,229
Barnes & Noble, Inc.	992	8,640

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Bed Bath & Beyond, Inc.*(a)	5,101	$246,123
Best Buy Co., Inc.	6,125	186,506
Bic Camera, Inc. (Japan)	4,300	36,822
Buckle, Inc. (The)(a)	852	26,225
Byggmax Group AB (Sweden)	46,406	476,901
Cabela’s, Inc.*(a)	1,493	69,768
Cashbuild Ltd. (South Africa)	788	15,286
Cato Corp. (The) (Class A Stock)	1,561	57,476
Chico’s FAS, Inc.	3,436	36,662
Children’s Place, Inc. (The)	848	46,810
China Greenland Rundong Auto Group Ltd. (China), 144A*(g)	16,000	6,549
China Harmony New Energy Auto Holding Ltd. (China)	41,500	29,052
China Yongda Automobiles Services Holdings Ltd. (China)	40,500	30,463
Chiyoda Co. Ltd. (Japan)	1,500	46,673
Cia Hering (Brazil)	2,400	9,227
CST Brands, Inc.	1,360	53,230
DCM Holdings Co. Ltd. (Japan)	22,500	163,186
Dick’s Sporting Goods, Inc.	2,505	88,552
DSW, Inc. (Class A Stock)	1,735	41,397
EDION Corp. (Japan)	9,600	72,486
E-LIFE MALL Corp. (Taiwan)	4,000	7,041
Esprit Holdings Ltd. (Hong Kong)	133,600	147,065
Express, Inc.*	2,558	44,202
Fast Retailing Co. Ltd. (Japan)	500	174,906
Fielmann AG (Germany)	1,294	95,412
Finish Line, Inc. (The) (Class A Stock)	1,428	25,818
Foot Locker, Inc.(a)	2,613	170,080
Formosa Optical Technology Co. Ltd. (Taiwan)	2,000	5,066
GameStop Corp. (Class A Stock)(a)	4,208	117,992
Gap, Inc. (The)	6,323	156,178
Geo Holdings Corp. (Japan)	8,000	125,899
Giordano International Ltd. (Hong Kong)	66,000	30,828
GNC Holdings, Inc. (Class A Stock)	2,378	73,766
Groupe Fnac (France)*	3,159	186,415
Halfords Group PLC (United Kingdom)	3,749	18,473
Haverty Furniture Cos., Inc.	1,125	24,120
Hennes & Mauritz AB (Sweden) (Class B Stock)	6,156	218,971
Holdsport Ltd. (South Africa)	3,291	12,008
Home Depot, Inc. (The)	12,676	1,676,401
Home Product Center PCL (Thailand)	76,248	14,408
Honeys Co. Ltd. (Japan)	3,070	26,498
Hotel Shilla Co. Ltd. (South Korea)*	1,159	75,890
Industria de Diseno Textil SA (Spain)	9,888	339,695
Italtile Ltd. (South Africa)	6,522	4,976
JB Hi-Fi Ltd. (Australia)(a)	30,527	432,019
Kingfisher PLC (United Kingdom)	100,765	488,057
Kohnan Shoji Co. Ltd. (Japan)	7,000	98,187
Komeri Co. Ltd. (Japan)	5,700	117,522
Konaka Co. Ltd. (Japan)	3,100	17,492
Koradior Holdings Ltd. (China)	2,000	2,726
K’s Holdings Corp. (Japan)	2,500	85,129
Lewis Group Ltd. (South Africa)	6,222	22,096
Lookers PLC (United Kingdom)	93,667	255,212
Lowe’s Cos., Inc.	12,804	973,616
Men’s Wearhouse, Inc. (The)	1,046	15,355

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Monro Muffler Brake, Inc.(a)	631	$41,785
Mr Price Group Ltd. (South Africa)	3,270	42,289
Nitori Holdings Co. Ltd. (Japan)	1,600	134,371
O’Reilly Automotive, Inc.*	1,614	409,020
Outerwall, Inc.(a)	1,102	40,267
Pou Sheng International Holdings Ltd. (Hong Kong)*	215,000	51,526
Premier Investments Ltd. (Australia)	40,738	418,265
Rent-A-Center, Inc.(a)	2,167	32,440
Restoration Hardware Holdings, Inc.*	423	33,607
Rona, Inc. (Canada)	7,400	66,048
Ross Stores, Inc.	5,330	286,807
Sanrio Co. Ltd. (Japan)	1,400	32,891
Senao International Co. Ltd. (Taiwan)	7,000	8,122
Shanghai La Chapelle Fashion Co. Ltd. (China), 144A(g)	8,600	15,247
Shimamura Co. Ltd. (Japan)	1,100	128,820
Siam Global House PCL (Thailand)*	27,800	7,301
Signet Jewelers Ltd.	1,066	131,854
Staples, Inc.	21,095	199,770
Super Group Ltd. (South Africa)*	10,751	26,375
Super Retail Group Ltd. (Australia)	40,920	338,047
Symphony Holdings Ltd/Hong Kong (Hong Kong)*	170,000	16,170
Tiphone Mobile Indonesia Tbk PT (Indonesia)	47,900	2,663
TJX Cos., Inc. (The)	10,291	729,735
Tractor Supply Co.(a)	1,589	135,860
Tsann Kuen Enterprise Co. Ltd. (Taiwan)	6,000	3,853
Ulta Salon Cosmetics & Fragrance, Inc.*	792	146,520
Urban Outfitters, Inc.*	3,053	69,456
USS Co. Ltd. (Japan)	4,000	60,103
Valora Holding AG (Switzerland)*	388	80,721
Via Varejo SA (Brazil)	5,800	4,794
Vitamin Shoppe, Inc.*	971	31,752
WH Smith PLC (United Kingdom)	7,720	200,597
Williams-Sonoma, Inc.	1,414	82,592
Xebio Co. Ltd. (Japan)	2,400	45,324
Yamada Denki Co. Ltd. (Japan)	36,500	157,663
Yellow Hat Ltd. (Japan)	1,900	38,978

		13,059,883

Technology Hardware, Storage & Peripherals — 1.0%
Acer, Inc. (Taiwan)*	220,000	80,591
Advantech Co. Ltd. (Taiwan)	5,596	35,836
Apple, Inc.	121,667	12,806,666
Asustek Computer, Inc. (Taiwan)	35,000	288,991
Aten International Co. Ltd. (Taiwan)	3,000	6,402
BOE Technology Group Co. Ltd. (China) (Class B Stock)	41,500	12,278
Cal-Comp Electronics Thailand PCL (Thailand) (Class F Stock)	263,554	24,609
Canon, Inc. (Japan)(a)	30,400	919,601
Casetek Holdings Ltd. (Taiwan)	7,000	28,428
Chicony Electronics Co. Ltd. (Taiwan)	19,180	41,954
China Digital TV Holding Co. Ltd. (China), ADR*	2,500	4,350
CMC Magnetics Corp. (Taiwan)*	228,852	23,997
DFI Inc/Taiwan (Taiwan)	4,000	5,650
Diebold, Inc.	2,365	71,163

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Eizo Corp. (Japan)	3,600	$86,220
Elitegroup Computer Systems Co. Ltd. (Taiwan)	40,216	24,636
EMC Corp.	44,612	1,145,636
Ennoconn Corp. (Taiwan)*	1,000	11,267
Foxconn Technology Co. Ltd. (Taiwan)	46,000	96,900
FUJIFILM Holdings Corp. (Japan)	18,800	784,571
Getac Technology Corp. (Taiwan)	34,000	20,654
Gigabyte Technology Co. Ltd. (Taiwan)	39,000	43,096
Hewlett Packard Enterprise Co	59,442	903,518
HP, Inc.	59,442	703,793
Ibase Technology, Inc. (Taiwan)*	3,150	4,801
IEI Integration Corp. (Taiwan)	11,660	13,846
Innodisk Corp. (Taiwan)	1,000	2,791
Inventec Corp. (Taiwan)	212,000	138,206
Japan Digital Laboratory Co. Ltd. (Japan)	3,500	47,623
KYE Systems Corp. (Taiwan)	20,662	5,675
Legend Holdings Corp. (China), 144A*(g)	44,700	158,188
Lenovo Group Ltd. (China)	266,000	268,445
Lexmark International, Inc. (Class A Stock)	1,953	63,375
Lite-On Technology Corp. (Taiwan)	142,232	137,167
Melco Holdings, Inc. (Japan)	2,700	49,636
Micro-Star International Co. Ltd. (Taiwan)	54,000	76,736
Mitac Holdings Corp. (Taiwan)	79,000	59,039
Neopost SA (France)	3,259	79,525
NetApp, Inc.	7,087	188,018
Netronix, Inc. (Taiwan)	2,000	3,521
Pegatron Corp. (Taiwan)	85,000	184,872
Portwell, Inc. (Taiwan)	4,000	5,087
Primax Electronics Ltd. (Taiwan)	19,000	24,048
Quanta Computer, Inc. (Taiwan)	114,000	182,884
Quanta Storage, Inc. (Taiwan)	20,000	15,272
Ricoh Co. Ltd. (Japan)	46,700	480,861
Riso Kagaku Corp. (Japan)	4,200	68,376
Ritek Corp. (Taiwan)*	354,000	31,099
Samsung Electronics Co. Ltd. (South Korea)	4,867	5,191,056
Seiko Epson Corp. (Japan)	11,800	181,710
Sunrex Technology Corp. (Taiwan)*	27,000	12,236
TCL Communication Technology Holdings Ltd. (China)	28,000	20,521
TSC Auto ID Technology Co. Ltd. (Taiwan)	1,000	9,677
Wincor Nixdorf AG (Germany)	1,513	75,857

		25,950,955

Textiles, Apparel & Luxury Goods — 0.3%
361 Degrees International Ltd. (China)	60,000	22,478
Adidas AG (Germany)	4,753	461,324
Aksa Akrilik Kimya Sanayii A/S (Turkey)	3,957	14,185
Anta Sports Products Ltd. (China)	20,000	54,677
Arezzo Industria e Comercio SA (Brazil)	200	1,062
Asics Corp. (Japan)	4,800	99,588
Belle International Holdings Ltd. (China)	219,000	163,857
Best Pacific International Holdings Ltd. (China)	16,000	7,639
Bijou Brigitte AG (Germany)	651	40,333
Bosideng International Holdings Ltd. (Hong Kong)	234,000	20,160
Boyner Perakende Ve Tekstil Yatirimlari A/S (Turkey)*	331	8,705

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Brunello Cucinelli SpA (Italy)	2,715	$47,993
Cabbeen Fashion Ltd. (China)	16,000	8,609
Carter’s, Inc.	1,261	112,267
CCC SA (Poland)	484	17,038
China Dongxiang Group Co. (China)	189,000	44,980
China Jicheng Holdings Ltd. (Hong Kong), 144A*(g)	10,000	1,753
China Lilang Ltd. (China)	17,000	12,506
Christian Dior SA (France)	1,160	197,041
Citychamp Watch & Jewellery Group Ltd. (Hong Kong)*	64,000	10,796
Coach, Inc.	4,677	153,078
Cosmo Lady China Holdings Co. (China), 144A(g)	15,000	12,561
Daphne International Holdings Ltd. (China)*	76,000	12,690
De Licacy Industrial Co. Ltd. (Taiwan)	7,000	6,898
Deckers Outdoor Corp.*	1,161	54,799
Eclat Textile Co. Ltd. (Taiwan)	3,120	42,873
Everest Textile Co. Ltd. (Taiwan)	14,000	6,360
Feng TAY Enterprise Co. Ltd. (Taiwan)	5,622	28,591
Fila Korea Ltd. (South Korea)*	1,003	80,448
Formosa Taffeta Co. Ltd. (Taiwan)	63,000	57,271
Forus SA (Chile)	2,409	5,950
Fuguiniao Co. Ltd. (China) (Class H Stock)	17,000	10,319
Fujibo Holdings, Inc. (Japan)	24,000	44,522
Gildan Activewear, Inc. (Canada)	6,200	176,272
Grendene SA (Brazil)	1,400	5,959
Guararapes Confeccoes SA (Brazil)	200	2,325
Gunze Ltd. (Japan)	24,000	70,297
Handsome Co. Ltd. (South Korea)*	1,910	65,709
Hanesbrands, Inc.	7,346	216,193
Hansae Co. Ltd. (South Korea)*	1,312	58,719
Hermes International (France)	383	129,464
HOSA International Ltd. (China)*	20,000	7,074
Hugo Boss AG (Germany)	716	59,077
Japan Wool Textile Co. Ltd. (The) (Japan)	16,000	117,553
Kering (France)	2,540	434,279
Kwong Fong Industries Corp. (Taiwan)*	23,760	13,070
Lealea Enterprise Co. Ltd. (Taiwan)	98,258	28,139
LF Corp. (South Korea)*	2,090	47,881
Li Ning Co. Ltd. (China)*	32,791	17,685
Li Peng Enterprise Co. Ltd. (Taiwan)*	64,650	16,312
LPP SA (Poland)	11	15,544
Luthai Textile Co. Ltd. (China) (Class B Stock)	15,400	21,326
Luxottica Group SpA (Italy)	1,755	114,365
LVMH Moet Hennessy Louis Vuitton SA (France)	4,438	697,081
Makalot Industrial Co. Ltd. (Taiwan)	2,504	17,640
MC Group PCL (Thailand)	18,200	6,069
Michael Kors Holdings Ltd.*	5,971	239,198
Nan Liu Enterprise Co. Ltd. (Taiwan)	1,000	5,261
Nien Hsing Textile Co. Ltd. (Taiwan)	17,000	11,703
NIKE, Inc. (Class B Stock)	19,158	1,197,375
Onward Holdings Co. Ltd. (Japan)	9,000	55,340
Pak Tak International (Hong Kong)*	30,000	2,654
Pan Brothers Tbk PT (Indonesia)	160,300	6,502
Peak Sport Products Co. Ltd. (China)	47,000	13,068
Pegas Nonwovens SA (Czech Republic)	669	19,605
POU Chen Corp. (Taiwan)	103,000	134,407

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Prada SpA (Italy)	14,000	$43,535
Puma SE (Germany)	269	58,073
PVH Corp.	2,134	157,169
Ralph Lauren Corp.	2,223	247,820
Safilo Group SpA (Italy)*	2,483	28,734
Samsonite International SA	32,400	97,408
Sanyo Shokai Ltd. (Japan)	15,000	35,788
Shanghai Haixin Group Co. (China) (Class B Stock)	18,300	16,415
Shenzhou International Group Holdings Ltd. (China)	15,000	85,962
Shinih Enterprise Co. Ltd. (Taiwan)	10,000	8,262
Sri Rejeki Isman Tbk PT (Indonesia)	288,200	8,077
Tack Fiori International Group Ltd. (Hong Kong)*	4,000	1,027
Tainan Enterprises Co. Ltd. (Taiwan)	13,000	11,618
Tainan Spinning Co. Ltd. (Taiwan)	106,143	45,725
Texwinca Holdings Ltd. (Hong Kong)	142,000	148,094
Toung Loong Textile Manufacturing (Taiwan)	2,000	5,735
TSI Holdings Co. Ltd. (Japan)	10,800	73,759
VF Corp.	5,701	354,887
Victory City International Holdings Ltd. (Hong Kong)	136,000	13,790
Wacoal Holdings Corp. (Japan)	9,000	107,627
Weiqiao Textile Co. (China) (Class H Stock)	50,000	23,325
Wolverine World Wide, Inc.	4,198	70,149
XTEP International Holdings Ltd. (China)	43,500	23,108
Yondoshi Holdings, Inc. (Japan)	1,500	33,206
Youngone Corp. (South Korea)*	830	29,578
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	35,000	118,563
Zig Sheng Industrial Co. Ltd. (Taiwan)	53,000	13,382

		7,747,313

Thrifts & Mortgage Finance
Aareal Bank AG (Germany)	618	19,460
Astoria Financial Corp.	5,057	80,153
BofI Holding, Inc.*(a)	2,112	44,458
Capitol Federal Financial, Inc.	8,398	105,479
EverBank Financial Corp.	4,092	65,390
Genworth MI Canada, Inc. (Canada)(a)	3,900	74,973
Kearny Financial Corp.	9,320	118,084
New York Community Bancorp, Inc.	11,206	182,882
Northwest Bancshares, Inc.	11,817	158,230
Paragon Group of Cos. PLC (United Kingdom)	41,518	215,840
Provident Financial Services, Inc.	2,862	57,669
Washington Federal, Inc.	7,264	173,101

		1,295,719

Tobacco — 0.1%
Altria Group, Inc.	4,698	273,471
British American Tobacco PLC (United Kingdom)	20,009	1,111,187
Gudang Garam Tbk PT (Indonesia)	9,400	37,308
Imperial Tobacco Group PLC (United Kingdom)	17,371	917,501
Japan Tobacco, Inc. (Japan)	17,800	653,505
KT&G Corp. (South Korea)	3,909	347,374
Reynolds American, Inc.	6,462	298,221

COMMON STOCKS (continued)	Shares	Value (Note 2)
Tobacco (continued)
Universal Corp.	1,887	$105,823

		3,744,390

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Netherlands)*	10,055	433,974
AKR Corporindo Tbk PT (Indonesia)	18,900	9,773
Barloworld Ltd. (South Africa)	5,873	23,624
BayWa AG (Germany)	1,722	53,148
Brenntag AG (Germany)	4,075	212,340
Bunzl PLC (United Kingdom)	7,141	198,124
China Strategic Holdings Ltd. (Hong Kong)*	3,400,000	95,084
Fastenal Co.(a)	3,669	149,769
Ferreycorp SAA (Peru)	147,987	58,510
Fly Leasing Ltd. (Ireland), ADR	1,437	19,615
Hudaco Industries Ltd. (South Africa)	991	6,080
Inaba Denki Sangyo Co. Ltd. (Japan)	3,200	102,244
Inabata & Co. Ltd. (Japan)	5,300	53,503
Invicta Holdings Ltd. (South Africa)	3,332	9,676
Iwatani Corp. (Japan)	15,000	77,441
Kamei Corp. (Japan)	17,900	175,214
Kanamoto Co. Ltd. (Japan)	1,100	27,819
Kuroda Electric Co. Ltd. (Japan)	6,400	118,237
Mills Estruturas e Servicos de Engenharia SA (Brazil)*	4,000	2,689
MISUMI Group, Inc. (Japan)	6,300	87,026
MSC Industrial Direct Co., Inc. (Class A Stock)	1,416	79,678
Nagase & Co. Ltd. (Japan)	7,700	97,065
Nishio Rent All Co. Ltd. (Japan)	2,100	57,686
NOW, Inc.*	5,142	81,346
Prosperity International Holdings HK Ltd. (Hong Kong)*	360,000	10,634
Solar A/S (Denmark) (Class B Stock)	615	38,917
Tomoe Engineering Co. Ltd. (Japan)	2,200	29,038
Toromont Industries Ltd. (Canada)	3,100	70,684
W.W. Grainger, Inc.(a)	953	193,068
Wakita & Co. Ltd. (Japan)	5,300	45,678
Watsco, Inc.	697	81,640

		2,699,324

Transportation Infrastructure — 0.1%
Abertis Infraestructuras SA (Spain)	8,081	126,383
Aena SA (Spain), 144A*(g)	1,608	184,132
Aeroports de Paris (France)(a)	1,258	146,392
Airports of Thailand PCL (Thailand)	7,100	68,267
Anhui Expressway Co. Ltd. (China)	12,000	10,172
Ansaldo STS SpA (Italy)	6,234	66,868
Arteris SA (Brazil)	1,900	4,634
ASTM SpA (Italy)	9,608	120,600
Atlantia SpA (Italy)	8,246	218,177
Auckland International Airport Ltd. (New Zealand)	31,164	122,259
Bangkok Expressway PCL (Thailand)	21,500	27,036
BBA Aviation PLC (United Kingdom)	35,778	99,848
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	104,000	111,702
CCR SA (Brazil)	4,600	14,592
China Dredging Environment Protection Holdings Ltd. (China)*	84,000	16,160

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
China Merchants Holdings International Co. Ltd. (China)	82,000	$259,355
Cosco International Holdings Ltd. (China)	32,000	16,935
COSCO Pacific Ltd. (China)	64,000	70,351
EcoRodovias Infraestrutura e Logistica SA (Brazil)	2,400	3,088
Flughafen Wien AG (Austria)	563	53,410
Flughafen Zuerich AG (Switzerland)	723	542,476
Fraport AG Frankfurt Airport Services Worldwide (Germany)	2,358	150,375
Global Ports Investments PLC (Cyprus), GDR*	1,334	4,335
Grupo Aeroportuario del Centro Norte Sab de CV (Mexico)*	3,100	15,039
Grupo Aeroportuario del Pacifico SAB de CV (Mexico), ADR	440	38,843
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	265	37,278
Guangdong Provincial Expressway Development Co. Ltd. (China)	44,900	24,391
Hamburger Hafen und Logistik AG (Germany)	4,011	61,287
HNA Infrastructure Co. Ltd. (China)	16,000	20,174
Hopewell Highway Infrastructure Ltd. (Hong Kong)	5,050	2,436
Hutchison Port Holdings Trust (Singapore), UTS	230,000	121,900
International Container Terminal Services, Inc. (Philippines)	14,080	20,972
Jasa Marga Persero Tbk (Indonesia)	26,600	10,007
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	34,000	45,632
Jinzhou Port Co. Ltd. (China)	29,400	18,759
Kamigumi Co. Ltd. (Japan)	12,000	103,318
Mitsubishi Logistics Corp. (Japan)	6,000	79,057
Nissin Corp. (Japan)	29,000	83,332
Nusantara Infrastructure Tbk PT (Indonesia)*	268,100	1,430
Port of Tauranga Ltd. (New Zealand)	575	7,354
Prumo Logistica SA (Brazil)*	2,760	6,627
Qingdao Port International Co. Ltd. (China), 144A(g)	112,000	49,874
Qinhuangdao Port Co. Ltd. (China)	88,000	41,389
Santos Brasil Participacoes SA (Brazil), UTS	1,100	3,503
SATS Ltd. (Singapore)	39,000	105,488
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	30,000	26,415
Sociedad Matriz SAAM SA (Chile)	224,795	14,229
Societa Iniziative Autostradali e Servizi SpA (Italy)	7,038	74,789
TAV Havalimanlari Holding A/S (Turkey)	2,591	16,151
Transurban Group (Australia)	29,364	222,577
Wesco Aircraft Holdings, Inc.*	3,156	37,777
Wilson Sons Ltd. (Bermuda), BDR	1,100	9,175
Yuexiu Transport Infrastructure Ltd. (China)	48,000	29,982
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	154,000	184,006

		3,950,738

COMMON STOCKS (continued)	Shares	Value (Note 2)
Water Utilities — 0.1%
Aguas Andinas SA (Chile) (Class A Stock)	29,039	$14,901
American States Water Co.	1,972	82,725
American Water Works Co., Inc.	3,925	234,519
Aqua America, Inc.	3,148	93,810
Beijing Enterprises Water Group Ltd. (China)*	104,000	72,538
California Water Service Group	3,018	70,229
China Water Affairs Group Ltd. (Hong Kong)	38,000	18,185
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil), ADR	8,400	38,640
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	2,400	9,403
CT Environmental Group Ltd. (China)	62,000	20,212
Guangdong Investment Ltd. (China)	84,000	118,627
Inversiones Aguas Metropolitanas SA (Chile)	6,548	9,235
Manila Water Co., Inc. (Philippines)	37,700	19,870
Pennon Group PLC (United Kingdom)	14,699	186,479
Severn Trent PLC (United Kingdom)	6,648	212,515
Siic Environment Holdings Ltd. (Singapore)*	20,920	11,265
Sound Global Ltd. (China)*	42,000	20,160
TTW PCL (Thailand)	25,100	7,394
United Utilities Group PLC (United Kingdom)	20,023	275,705
Yunnan Water Investment Co. Ltd. (China)*	42,000	27,751

		1,544,163

Wireless Telecommunication Services — 0.4%
Advanced Info Service PCL (Thailand)	9,700	40,973
America Movil SAB de CV (Mexico) (Class L Stock), ADR	39,350	553,261
Axiata Group Bhd (Malaysia)	68,700	102,379
China Mobile Ltd. (China)	202,000	2,273,733
DiGi.Com Bhd (Malaysia)	4,100	5,148
Empresa Nacional de Telecomunicaciones SA (Chile)	2,127	19,035
Far EasTone Telecommunications Co. Ltd. (Taiwan)	40,000	82,208
Freenet AG (Germany)	4,590	154,890
Globe Telecom, Inc. (Philippines)	400	15,713
Indosat Tbk PT (Indonesia)*	73,200	29,098
KDDI Corp. (Japan)	50,000	1,298,510
Maxis Bhd (Malaysia)	13,000	20,541
Millicom International Cellular SA (Luxembourg), SDR	2,072	118,892
Mobistar SA (Belgium)*	1,569	38,046
MTN Group Ltd. (South Africa)	26,148	225,248
NTT DoCoMo, Inc. (Japan)	35,900	736,366
Philippine Long Distance Telephone Co. (Philippines), ADR	1,295	55,361
Rogers Communications, Inc. (Canada) (Class B Stock)	4,400	151,744
SK Telecom Co. Ltd. (South Korea)	1,769	323,759
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	143,949	217,856
SoftBank Corp. (Japan)	22,700	1,145,678
Taiwan Mobile Co. Ltd. (Taiwan)	28,000	85,032
Tele2 AB (Sweden) (Class B Stock)	14,092	140,532
Tim Participacoes SA (Brazil), ADR	2,460	20,861

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Tower Bersama Infrastructure Tbk PT (Indonesia)*	29,700	$12,564
Turkcell Iletisim Hizmetleri A/S (Turkey)	19,425	65,846
VimpelCom Ltd. (Netherlands), ADR	4,300	14,104
Vodacom Group Ltd. (South Africa)	3,963	39,058
Vodafone Group PLC (United Kingdom), ADR	90,151	2,908,271

		10,894,707

TOTAL COMMON STOCKS (cost $761,105,380)		765,848,122

EXCHANGE TRADED FUNDS — 0.2%
iShares MSCI India Index*	567,652	3,803,268
iShares US Real Estate(a)	1,701	127,762
SPDR Dow Jones International Real Estate	3,257	127,414

TOTAL EXCHANGE TRADED FUNDS (cost $3,687,891)		4,058,444

PREFERRED STOCKS — 0.3%
Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	2,190	183,228
Hyundai Motor Co. (South Korea) (2nd PRFC)	1,389	123,631
Volkswagen AG (Germany) (PRFC)	8,564	1,236,472

		1,543,331

Banks — 0.1%
Absa Bank Ltd. (South Africa) (PRFC)	1,074	48,821
Banco ABC Brasil SA (Brazil) (PRFC Shares)	2,200	4,855
Banco Daycoval SA (Brazil) (PRFC)	3,200	7,102
Banco Pan SA (Brazil) (PRFC)	21,600	8,845
CoBank ACB (PRFC)*	20,606	2,081,206
Grupo Aval Acciones y Valores (Colombia) (PRFC)	70,941	24,358
Itau Unibanco Holding SA (Brazil) (PRFC)	36,160	240,655
Shinkin Central Bank (Japan) (PRFC A)	99	185,694

		2,601,536

Beverages
Coca-Cola Embonor SA (Chile) (PRFC B)	14,472	20,833
Embotelladora Andina SA (Chile) (PRFC B)	4,460	13,267
Embotelladora Andina SA (Chile) (PRFC A)	3,684	10,165

		44,265

Chemicals
Braskem SA (Brazil) (PRFC A)	5,600	39,096

Construction Materials
Cementos Argos SA (Colombia) (PRFC)	2,553	7,560
STO SE & Co. KGaA (Germany) (PRFC)	2,734	341,093

		348,653

Electric Utilities
Cia de Transmissao de Energia Eletrica Paulista (Brazil) (PRFC)	1,000	11,551
Cia Energetica de Minas Gerais (Brazil) (PRFC)	12,270	19,012

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Cia Paranaense de Energia (Brazil) (PRFC B)	3,000	$18,427
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Brazil) (PRFC)*	4,900	10,404

		59,394

Food & Staples Retailing
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil) (PRFC)	2,500	26,452
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil) (PRFC), ADR	1,200	12,624

		39,076

Gas Utilities
Cia de Gas de Sao Paulo (Brazil) (PRFC A)	700	7,007

Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	3,791	423,085

Independent Power & Renewable Electricity Producers
AES Tiete SA (Brazil) (PRFC)	500	1,827
Cia Energetica de Sao Paulo (Brazil) (PRFC B)	6,600	22,355

		24,182

Machinery
Marcopolo SA (Brazil) (PRFC)	25,100	11,737
Randon Participacoes SA (Brazil) (PRFC)	5,725	3,545

		15,282

Metals & Mining
Bradespar SA (Brazil) (PRFC)	6,100	7,694
Cia Ferro Ligas da Bahia - Ferbasa (Brazil) (PRFC)	1,500	2,677
Gerdau SA (Brazil) (PRFC)	13,600	15,985
Metalurgica Gerdau SA (Brazil) (PRFC)	8,800	3,692
Usinas Siderurgicas de Minas Gerais SA (Brazil) (PRFC A)	9,100	3,565
Vale SA (Brazil) (PRFC)	24,300	62,957

		96,570

Multiline Retail
Lojas Americanas SA (Brazil) (PRFC)	1,000	4,904

Multi-Utilities
RWE AG (Germany) (PRFC)	2,175	20,968

Oil, Gas & Consumable Fuels
AK Transneft OAO (Russia) (PRFC)	152	403,612
Surgutneftegas OAO (Russia) (PRFC)	304,700	184,432

		588,044

Paper & Forest Products
Suzano Papel e Celulose SA (Brazil) (PRFC A)	10,100	47,714

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	1,178	1,088,929

Textiles, Apparel & Luxury Goods
Alpargatas SA (Brazil) (PRFC)	5,330	9,592

TOTAL PREFERRED STOCKS (cost $8,258,096)		7,001,628

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

RIGHTS*	Units	Value (Note 2)
Building Products
Taiwan Glass Industry Corp. (Taiwan), expiring 12/11/15	4,329	$—

Food & Staples Retailing
Casa Ley, CVR, expiring 01/30/19(g)	5,004	739
PDC, CVR, expiring 01/30/17(g)	5,004	242

		981

Health Care Providers & Services
CHC Healthcare Group (Taiwan), expiring 12/15/16	275	3

Insurance
Mercuries Life Insurance Co. Ltd. (Taiwan), expiring 12/15/15	3,465	97

Real Estate Investment Trusts (REITs)
Ascendas Real Estate Investment Trust (Singapore), expiring 01/13/16(g)	7,391	284

Road & Rail
Rumo Logistica Operadora Multimodal SA (Brazil)	743	28

Semiconductors & Semiconductor Equipment
Integrated Service Technology, Inc. (Taiwan), expiring 01/06/16(g)	64	36

TOTAL RIGHTS (cost $5,323)		1,429

	Shares
UNAFFILIATED FUNDS — 0.7%
Chemtrade Logistics Income Fund	3,200	41,304
CPN Retail Growth Leasehold Property Fund	92,800	44,045
Delta Property Fund Ltd.	21,598	9,567
Goldman Sachs Local Emerging Markets Debt Fund*	3,304,744	19,332,754
HBM Healthcare Investments AG (Class A Stock)*	1,274	129,740
Samui Airport Property Fund Leasehold	27,900	15,429
Solvalor 61	392	91,096

TOTAL UNAFFILIATED FUNDS (cost $24,076,134)		19,663,935

	Units
WARRANTS*
Capital Markets
OSK Holdings Bhd (Malaysia), expiring 07/22/20(g)	19,700	1,422

Electronic Equipment, Instruments & Components
Ju Teng International Holdings Ltd. (Hong Kong), expiring 10/14/16(g)	9,000	244
Samart Corp. PCL (Thailand), expiring 02/19/18(g)	5,080	158

		402

Hotels, Restaurants & Leisure
Minor International PCL (Thailand), expiring 11/03/17(g)	1,675	247

Marine
Precious Shipping PCL (Thailand), expiring 06/15/18(g)	1,460	70

WARRANTS* (continued)	Units	Value (Note 2)
Pharmaceuticals
Adcock Ingram Holdings Ltd. (South Africa), expiring 07/26/19	157	$43

Road & Rail
BTS Group Holdings PCL (Thailand), expiring 12/31/18(g)	95,700	1,968

TOTAL WARRANTS (cost $138)		4,152

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.7%
Collateralized Loan Obligations — 1.9%
Acis CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A, 144A
0.821%(c)	10/14/22	1,014	999,933
Series 2013-2A, Class ACOM, 144A
1.143%(c)	10/14/22	7,540	7,403,815
Series 2014-4A, Class ACOM, 144A
1.785%(c)	05/01/26	9,400	9,072,880
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-4A, Class A1A, 144A
1.773%(c)	07/28/26	7,450	7,347,191
Series 2014-4A, Class A2, 144A
2.483%(c)	07/28/26	1,600	1,572,786
Brentwood CLO Corp. (Cayman Islands),
Series 2006-1A, Class A1A, 144A
0.599%(c)	02/01/22	2,943	2,908,024
Series 2006-1A, Class A1B, 144A
0.599%(c)	02/01/22	1,141	1,132,177
Crown Point CLO III Ltd. (Cayman Islands),
Series 2015-3A, Class ACOM, 144A
1.857%(c)	12/31/27	10,500	10,241,700
Series 2015-3A, Class B, 144A
3.371%(c)	12/31/27	1,300	1,237,942
Sound Point CLO VI Ltd. (Cayman Islands),
Series 2014-2A, Class ACOM, 144A
1.737%(c)	10/20/26	9,550	9,336,080

			51,252,528

Non-Residential Mortgage-Backed Securities — 1.8%
Access to Loans for Learning Student Loan Corp.,
Series 2013-I, Class A
1.222%(c)	02/25/41	1,253	1,215,471
Ally Auto Receivables Trust,
Series 2015-SN1, Class A3
1.210%	12/20/17	2,750	2,738,124
Capital One Multi-Asset Execution Trust,
Series 2015-A1, Class A
1.390%	01/15/21	6,400	6,363,788
Chase Education Loan Trust,
Series 2007-A, Class A3
0.673%(c)	12/28/23	845	830,074
Discover Card Execution Note Trust,
Series 2015-A2, Class A
1.900%	10/17/22	3,700	3,649,245
Edsouth Indenture No. 10 LLC,
Series 2015-2, Class A, 144A
1.243%(c)	12/25/56	6,250	6,220,206

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Edsouth Indenture No. 5 LLC,
Series 2014-1, Class A, 144A
1.122%(c)	02/25/39	2,853	$2,818,868
Educational Services of America, Inc.,
Series 2014-2, Class A, 144A
1.102%(c)	05/25/39	3,338	3,239,723
GM Financial Automobile Leasing Trust,
Series 2015-1, Class A3
1.530%	09/20/18	2,800	2,786,394
Nelnet Student Loan Trust,
Series 2006-1, Class A5
0.488%(c)	08/23/27	4,250	4,149,883
Series 2013-5A, Class A, 144A
1.052%(c)	01/25/37	1,114	1,084,496
Northstar Education Finance, Inc.,
Series 2004-2, Class A3
0.493%(c)	07/30/18	923	917,478
Scholar Funding Trust,
Series 2010-A, Class A, 144A
1.073%(c)	10/28/41	2,041	1,992,158
SLC Student Loan Trust,
Series 2006-2, Class A5
0.612%(c)	09/15/26	4,250	4,083,680
SLM Student Loan Trust,
Series 2005-3, Class A5
0.410%(c)	10/25/24	2,398	2,346,917
South Carolina Student Loan Corp.,
Series 2014-1, Class A1
0.994%(c)	05/01/30	3,450	3,340,059

			47,776,564

TOTAL ASSET-BACKED SECURITIES (cost $99,829,748)			99,029,092

BANK LOANS(c) — 2.1%
Air Freight & Logistics
Mirror Bidco Corp.,
Term Loan B
4.250%	12/28/19	889	870,850

Airlines — 0.1%
Delta Air Lines, Inc., 2014
Term Loan B-1
3.250%	10/18/18	1,182	1,175,983

Capital Markets
SS&C European Holdings,
Term Loan B-1
4.000%	06/29/22	34	33,767
SS&C Technologies,
Term Loan B-2
4.000%	06/29/22	231	229,448

			263,215

Chemicals
Axalta Coating Systems,
Refinanced Term Loan B
3.750%	02/01/20	1,076	1,064,909

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Commercial Services & Supplies
ADS Waste Holdings, Inc.,
Initial Tranche Term Loan B-2
3.750%	10/09/19		953	$926,143

Consumer Finance
US Infrastructure,
Initial Term Loan (First Lien)
4.000%	07/10/20		641	597,292

Containers & Packaging — 0.1%
Berry Plastics Corp.,
Term Loan
—%(p)	10/03/22		901	891,882
Sig Combibloc Holdings S.C.A,
Initial Term Loan Dollar
4.250%	03/11/22		496	495,009

				1,386,891

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, LLC,
Term Loan B
4.000%	01/30/20		1,477	1,470,702

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA,
Tranche Term Loan B-2
3.750%	06/30/19		1,500	1,415,355

Electronic Equipment, Instruments & Components
Energy Solutions LLC,
Term Advance
6.750%	05/29/20	(g)	1,196	896,826

Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc.,
2013 (November) Replacement Loan (First Lien)
4.500%	09/26/19		591	565,339
2013 (November) Replacement Loan (Second Lien)
8.500%	03/26/20		600	532,998
Performance Food Group, Inc.,
Initial Loan (Second Lien)
6.250%	11/14/19	(g)	1,027	1,022,486

				2,120,823

Food Products — 0.2%
Blue Buffalo Co., Ltd.,
Term Loan
—%(p)	08/08/19	(g)	623	620,289
Pinnacle Foods Finance LLC,
Tranche Term Loan G
3.000%	04/29/20		1,500	1,473,540
Shearer’s Foods LLC,
Term Loan (First Lien)
4.938%	06/30/21		592	577,687
Term Loan (Second Lien)
7.750%	06/30/22	(g)	600	564,000
US Foods, Inc.,
Incremental Term Loan
4.500%	03/31/19		1,044	1,031,985

				4,267,501

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Health Care Equipment & Supplies
Ortho-Clinical Diagnostics Holdings,
Initial Term Loan
4.750%	06/30/21		1,084	$914,203

Health Care Providers & Services — 0.1%
American Renal Holdings, Inc.,
Term Loan B (First Lien)
4.500%	08/20/19		355	348,055
Term Loan B (Second Lien)
8.500%	03/20/20	(g)	600	587,880
AmSurg Corp.,
Initial Term Loan
3.500%	07/16/21		486	480,795
MPH Acquisition Holdings LLC,
Initial Term Loan
3.750%	03/31/21		1,272	1,236,018
U.S. Renal Care, Inc.,
Term Loan
—%(p)	11/17/22		925	916,906

				3,569,654

Healthcare Providers & Services — 0.1%
HCA, Inc.,
Tranche Term Loan B-5
3.174%	03/31/17		1,242	1,236,164

Hotels
NEP/NCP Holdco, Inc.,
Amendment No. 3 Incremental Term Loan (First Lien)
4.250%	01/22/20		645	601,895

Hotels, Restaurants & Leisure — 0.2%
1011778 B.C. Unlimited Liability Co. (Canada),
Term Loan B-2
3.750%	12/10/21		1,133	1,121,494
Diamond Foods, Inc.,
Term Loan B
4.250%	08/20/18	(g)	963	959,402
Four Seasons Holdings, Inc.,
2013 Term Loan (First Lien)
3.500%	06/29/20	(g)	983	963,397
Hilton Worldwide Finance,
Initial Term Loan
3.500%	10/26/20		1,370	1,366,420
La Quinta Intermediate Holdings LLC,
Initial Term Loan
3.750%	04/14/21		1,294	1,258,471
Marina District Finance Co., Inc.,
Incremental Term Facility
6.500%	08/15/18		382	381,324

				6,050,508

Household Products
Sun Products Corp. (The),
Term Loan
—%(p)	03/23/20		648	604,684

Independent Power & Renewable Electricity Producers
Calpine Corp.,
Term Loan
4.000%	10/09/19		987	962,975

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Insurance
Asurion LLC,
Incremental Tranche Term Loan B-4
5.000%	08/04/22		323	$297,236
Sedgwick Claims Management Services, Inc.,
Term Loan B (First Lien)
3.750%	03/01/21		248	239,422

				536,658

IT Services — 0.1%
First Data Corp.,
Term Loan C-1
3.918%	03/24/18		1,000	985,690
Vantiv LLC,
Term Loan B
3.750%	06/13/21		1,516	1,507,338

				2,493,028

Machinery
Gates Global LLC,
Initial Dollar Term Loan
4.250%	07/05/21		988	924,135

Media — 0.2%
Charter Communications Holdings LLC,
Term Loan
—%(p)	08/24/21		550	544,500
Clear Channel Communications, Inc.,
Tranche Term Loan E
7.924%	07/30/19		1,200	836,400
E.W. Scripps Co. (The),
Term Loan
3.500%	11/26/20		2,867	2,841,807
Getty Images, Inc.,
Initial Term Loan
4.750%	10/18/19		985	614,005
Univision Communications, Inc.,
Replacement Term Loan (First Lien)
4.000%	03/01/20		1,477	1,442,718

				6,279,430

Metals & Mining — 0.1%
Atkore International, Inc.,
Initial Term Loan (First Lien)
4.500%	03/26/21		591	550,369
Initial Term Loan (Second Lien)
7.750%	09/27/21	(g)	600	522,000
Reynolds Group Holdings,
Incremental U.S. Term Loan
4.500%	12/01/18		965	953,913

				2,026,282

Multiline Retail — 0.1%
Dollar Tree, Inc.,
Term Loan B-1
3.500%	07/06/22		1,546	1,531,630

Oil, Gas & Consumable Fuels
Magnum Hunter Resources,
Term Loan (Second Lien)
10.000%	10/20/19	(g)	298	175,669

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
Magnum Hunter Resources Corp.,
Term Loan
—%(p)	12/30/15	(d)(g)	39	$38,854
4.260%	09/17/16	(g)	19	18,960
MEG Energy Corp.,
Incremental Term Loan
3.750%	03/31/20		545	477,940

				711,423

Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc.,
Dollar Term Loan
4.250%	05/20/21		1,182	1,170,182
Endo Luxembourg Finance Co. (Luxembourg),
2015 Incremental Term Loan B
3.750%	06/24/22		200	197,000
Valeant Pharmaceuticals,
Tranche Term Loan B Series F-1
4.000%	03/11/22		1,366	1,314,438

				2,681,620

Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies, Inc.,
Term Loan
—%(p)	11/11/22		1,550	1,529,549

Software — 0.1%
BMC Software Finance, Inc.,
Initial US Term Loan
5.000%	09/10/20		740	612,155
Renaissance Learning, Inc.,
Initial Term Loan (First Lien)
4.500%	04/09/21		492	470,320
Initial Term Loan (Second Lien)
8.000%	04/11/22	(g)	500	477,500

				1,559,975

Specialty Retail — 0.1%
J. Crew Group, Inc.,
Term Loan
4.000%	03/05/21		399	257,430
Neiman Marcus Group, Inc. (The),
Other Term Loan
4.250%	10/25/20		985	869,229
Petco Animal Supplies, Inc.,
New Loan
4.000%	11/24/17		1,181	1,176,705
Petsmart, Inc.,
Tranche Term Loan B-1
4.250%	03/11/22		1,247	1,212,969

				3,516,333

Trading Companies & Distributors — 0.1%
American Builders & Contractors Supply Co., Inc.,
Term Loan B
3.500%	04/16/20		622	615,178

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
Trading Companies & Distributors (continued)
Spin Holdco, Inc.,
Initial Term Loan (First Lien)
4.250%	11/14/19			985	$944,147

					1,559,325

TOTAL BANK LOANS (cost $58,563,914)					55,745,961

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.8%
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1, Class A1A
5.361%	02/15/40			16,414	16,860,900
Series 2007-C2, Class A1A
5.526%(c)	01/15/49			10,715	11,035,895
FHLMC Multifamily Structured Pass-Through Certificates,
Series K016, Class A2
2.968%	10/25/21			25,000	25,803,870
Series K035, Class A2
3.458%(c)	08/25/23			1,100	1,149,451
Series K044, Class A2
2.811%	01/25/25			2,300	2,264,600
Series K714, Class A2
3.034%(c)	10/25/20			6,500	6,707,406
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A1A
5.559%	10/15/48			10,582	10,790,167

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $76,256,333)					74,612,289

CORPORATE BONDS — 15.6%
Agriculture — 0.8%
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25			5,025	5,169,408
Imperial Tobacco Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	02/11/18			4,400	4,380,081
Reynolds American, Inc.,
Gtd. Notes
4.450%	06/12/25	(a)		10,475	10,955,080

					20,504,569

Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.875%	08/02/21			3,950	4,404,787
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	05/15/18			1,175	1,180,882
3.500%	07/10/19			1,780	1,785,963
Toyota Finance Australia Ltd. (Japan),
Sr. Unsec’d. Notes, MTN
3.760%	07/20/17		MXN	720	40,969

					7,412,601

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks — 4.7%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
7.375%	04/06/23			9,470	$12,325,546
Banco Bilbao Vizcaya Argentaria SA (Spain),
Sr. Unsec’d. Notes
3.000%	10/20/20	(a)		3,050	3,036,909
Bank of America Corp.,
Sr. Unsec’d. Notes
4.000%	04/01/24	(a)		2,700	2,761,331
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24			3,450	3,563,333
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.150%	09/14/18			2,750	2,742,127
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
2.500%	02/20/19			2,425	2,430,490
BNP Paribas SA (France),
Sr. Unsec’d. Notes
2.375%	05/21/20	(a)		2,500	2,474,715
Capital One Financial Corp.,
Sub. Notes
4.200%	10/29/25	(a)		2,475	2,443,694
Compass Bank,
Sr. Unsec’d. Notes
2.750%	09/29/19			1,425	1,410,744
Sub. Notes
3.875%	04/10/25			4,875	4,468,279
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
2.300%	05/28/19			1,625	1,626,397
Sub. Notes, 144A
6.500%	08/08/23	(a)		1,650	1,777,875
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A
3.750%	03/26/25			1,000	967,284
Deutsche Bank AG (Georgia),
Sr. Unsec’d. Notes, MTN
7.875%	04/17/19		IDR	2,000,000	140,833
Sr. Unsec’d. Notes, MTN, 144A
8.250%	06/17/32		IDR	3,200,000	213,120
9.000%	03/19/29		IDR	4,100,000	296,944
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(c)	12/29/49	(a)		775	765,313
ING Bank NV (Netherlands),
Sub. Notes, MTN
4.125%(c)	11/21/23			2,975	3,030,073
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
2.375%	01/13/17			2,050	2,056,667
3.125%	01/15/16			5,675	5,677,832
5.250%	01/12/24			800	856,228
Sr. Unsec’d. Notes
3.875%	01/16/18			500	512,706
Sub. Notes, 144A
5.017%	06/26/24	(a)		3,300	3,246,702

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(c)	12/29/49			3,100	$3,088,375
Sr. Unsec’d. Notes
3.250%	09/23/22			4,675	4,701,984
JPMorgan Chase Bank NA,
Unsec’d. Notes, MTN, 144A
5.250%	05/17/18		IDR	21,501,000	1,438,867
7.875%	04/17/19		IDR	2,000,000	140,833
9.000%	03/19/29		IDR	1,500,000	108,638
KBC Bank NV (Belgium),
Sub. Notes
8.000%(c)	01/25/23			2,000	2,177,600
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.900%	09/15/20			4,400	4,383,460
KFW (Germany),
Gov’t. Gtd. Notes
1.125%	08/06/18			10,100	10,017,463
LBG Capital No. 1 PLC (United Kingdom),
Gtd. Notes, 144A
8.000%(c)	12/29/49			1,550	1,611,225
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.300%	11/27/18			1,450	1,455,757
Macquarie Bank Ltd. (Australia),
Sub. Notes, 144A
6.625%	04/07/21	(g)		1,900	2,128,534
Morgan Stanley,
Sr. Unsec’d. Notes
3.700%	10/23/24			8,025	8,063,592
3.875%	04/29/24	(a)		1,475	1,503,584
PNC Preferred Funding Trust II,
Jr. Sub. Notes, 144A
1.735%(c)	03/29/49			2,800	2,506,000
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
5.125%	05/28/24			3,250	3,292,754
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, RegS
9.500%(c)	03/16/22			1,050	1,134,769
Santander Bank NA,
Sr. Unsec’d. Notes
2.000%	01/12/18			1,200	1,191,175
Sub. Notes
8.750%	05/30/18			1,725	1,946,913
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
2.650%	04/17/20			1,150	1,128,228
3.450%	08/27/18			700	711,652
Santander Issuances SAU (Spain),
Gtd. Notes
5.179%	11/19/25	(a)		2,000	1,969,696
Santander UK Group Holdings PLC (United Kingdom),
Sub. Notes, 144A
4.750%	09/15/25	(a)		2,400	2,368,337
Santander UK PLC (United Kingdom),
Sub. Notes, 144A
5.000%	11/07/23			1,125	1,171,070

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Standard Chartered Bank Singapore Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A
9.000%	03/19/29		IDR	2,124,000	$153,832
Sr. Unsec’d. Notes, MTN
9.000%	03/19/29		IDR	1,000,000	72,425
Sr. Unsec’d. Notes, MTN, 144A
6.625%	05/17/33		IDR	1,500,000	85,033
9.000%	03/19/29		IDR	5,373,000	389,142
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sub. Notes, 144A
4.436%	04/02/24			3,175	3,261,865
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18			4,700	4,724,572

					125,752,517

Beverages — 0.3%
Pernod Ricard SA (France),
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22			5,100	5,287,083
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
4.950%	01/15/42			650	660,197
Suntory Holdings Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.550%	09/29/19			2,850	2,834,801

					8,782,081

Chemicals — 0.3%
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25			2,450	2,372,663
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41			500	544,005
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19			1,113	1,184,008
Monsanto Co.,
Sr. Unsec’d. Notes
4.400%	07/15/44			1,925	1,593,771
Solvay Finance America LLC,
Gtd. Notes, 144A
3.400%	12/03/20	(a)		1,525	1,512,744

					7,207,191

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22			1,900	1,869,199

Computers — 0.1%
Hewlett Packard Enterprise Co.,
Gtd. Notes, 144A
4.900%	10/15/25			1,575	1,544,467

Diversified Financial Services — 0.8%
American Express Co.,
Sub. Notes
3.625%	12/05/24	(a)		875	856,345
6.800%(c)	09/01/66	(a)		2,925	2,946,937

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		2,725	$2,616,834
GE Capital International Funding Co.,
Gtd. Notes, 144A
4.418%	11/15/35		1,583	1,615,423
GE Capital Trust I,
Ltd. Gtd. Notes
6.375%(c)	11/15/67		1,620	1,683,788
General Electric Capital Corp.,
Gtd. Notes, MTN
6.150%	08/07/37		480	602,591
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.750%	09/01/16		725	744,938
7.125%	09/01/18		1,550	1,699,188
Synchrony Financial,
Sr. Unsec’d. Notes
1.875%	08/15/17		625	622,135
2.600%	01/15/19		850	846,946
3.000%	08/15/19		2,100	2,097,085
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22		2,650	2,624,934
Visa, Inc.,
Sr. Unsec’d. Notes
3.150%	12/14/25		2,525	2,528,121

				21,485,265

Electric — 0.3%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	(a)	1,875	2,186,520
Florida Power & Light Co.,
First Mortgage
4.125%	02/01/42		1,919	1,908,989
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.500%	06/15/25	(a)	1,350	1,364,982
Puget Sound Energy, Inc.,
Jr. Sub. Notes
6.974%(c)	06/01/67		1,125	914,063
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
6.000%	08/31/36		840	897,750
Southern California Edison Co.,
First Ref. Mortgage
4.050%	03/15/42		1,750	1,709,582

				8,981,886

Electronics
Amphenol Corp.,
Sr. Unsec’d. Notes
3.125%	09/15/21	(a)	1,350	1,334,834

Foods — 0.2%
HJ Heinz Co.,
Gtd. Notes, 144A
2.800%	07/02/20		1,425	1,421,315

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Foods (continued)
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.950%	07/15/25		2,050	$2,069,086
Whole Foods Market, Inc.,
Sr. Unsec’d. Notes, 144A
5.200%	12/03/25		1,025	1,023,483

				4,513,884

Healthcare-Products — 0.3%
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		2,300	2,312,521
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20		850	856,031
3.150%	03/15/22		1,525	1,541,648
Stryker Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/25		1,375	1,357,150
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	12/15/25		1,050	1,044,080

				7,111,430

Healthcare-Services — 0.2%
Humana, Inc.,
Sr. Unsec’d. Notes
3.850%	10/01/24		2,675	2,692,468
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35		1,075	1,115,977
4.750%	07/15/45		2,275	2,396,235

				6,204,680

Home Builders — 0.1%
MDC Holdings, Inc.,
Gtd. Notes
5.500%	01/15/24		1,900	1,919,000
6.000%	01/15/43		2,225	1,757,750

				3,676,750

Household Products/Wares — 0.1%
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.700%	06/01/43		2,825	2,608,252

Insurance — 0.7%
ACE INA Holdings, Inc.,
Gtd. Notes
2.875%	11/03/22		575	570,637
3.350%	05/03/26		575	573,238
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.200%	03/11/25	(a)	2,075	2,002,836
Alleghany Corp.,
Sr. Unsec’d. Notes
5.625%	09/15/20		2,200	2,389,530
Allied World Assurance Co. Holdings Ltd. (Bangladesh),
Gtd. Notes
4.350%	10/29/25		1,775	1,747,280

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25		2,200	$2,180,332
4.500%	07/16/44		700	647,331
Chubb Corp. (The),
Jr. Sub. Notes
6.375%(c)	03/29/67	(a)	925	888,305
Meiji Yasuda Life Insurance Co. (Japan),
Sub. Notes, 144A
5.200%(c)	10/20/45		1,500	1,541,250
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40		2,500	3,003,733
Reliance Standard Life Global Funding II,
Sr. Sec’d. Notes, 144A
2.500%	01/15/20		2,575	2,550,707
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		1,180	1,191,901

				19,287,080

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.300%	12/05/21	(a)	3,000	3,086,850

Iron/Steel — 0.3%
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
1.700%	05/27/16		2,900	2,871,000
2.500%	01/15/19	(a)	5,325	4,446,375

				7,317,375

Lodging
Marriott International, Inc.,
Sr. Unsec’d. Notes
2.875%	03/01/21		1,375	1,364,195

Machinery-Diversified
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20		1,300	1,294,604

Media — 0.8%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	09/15/24	(a)	4,100	4,133,850
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
3.579%	07/23/20		350	347,903
4.908%	07/23/25		2,300	2,297,762
Comcast Corp.,
Gtd. Notes
3.375%	08/15/25		1,100	1,113,609
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22		4,750	4,780,034
3.950%	01/15/25	(a)	525	517,550
NBCUniversal Media LLC,
Gtd. Notes
2.875%	01/15/23	(a)	6,200	6,156,271

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Time Warner Cable, Inc.,
Gtd. Notes
5.000%	02/01/20		450	$476,353
5.500%	09/01/41		670	605,442
Time Warner, Inc.,
Gtd. Notes
3.875%	01/15/26	(a)	1,000	991,394

				21,420,168

Mining — 0.1%
Freeport-McMoRan, Inc.,
Gtd. Notes
4.000%	11/14/21	(a)	2,500	1,500,000

Oil & Gas — 0.6%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24	(a)	1,785	1,585,694
6.450%	09/15/36		1,200	1,156,631
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44	(a)	1,845	1,444,358
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.450%	11/15/21	(a)	1,725	1,625,602
ConocoPhillips Co.,
Gtd. Notes
3.350%	11/15/24	(a)	1,915	1,751,298
4.150%	11/15/34		1,025	888,618
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/21		325	297,590
4.750%	05/15/42	(a)	1,105	784,489
5.600%	07/15/41	(a)	550	415,705
Marathon Oil Corp.,
Sr. Unsec’d. Notes
2.700%	06/01/20		1,125	991,961
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.375%	04/12/27		40	14,500
9.000%	11/17/21		40	16,020
Gtd. Notes, RegS
5.500%	04/12/37		10	3,625
6.000%	05/16/24		140	52,150
6.000%	11/15/26		90	33,075
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.450%	01/15/21		1,450	1,338,862
Shell International Finance BV (Netherlands),
Gtd. Notes
4.550%	08/12/43	(a)	1,275	1,239,332
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.650%	03/15/25		2,000	1,886,446

				15,525,956

Oil & Gas Services — 0.1%
Halliburton Co.,
Sr. Unsec’d. Notes
3.375%	11/15/22		1,425	1,402,391

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
3.800%	11/15/25		1,475	$1,436,240

				2,838,631

Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20		3,600	3,563,806
3.200%	11/06/22		1,350	1,328,850
Actavis Funding SCS,
Gtd. Notes
3.450%	03/15/22		1,075	1,076,173
3.800%	03/15/25		1,860	1,850,501
4.850%	06/15/44		1,325	1,310,981
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
3.000%	10/08/21		4,000	4,033,768
EMD Finance LLC (Germany),
Gtd. Notes, 144A
2.950%	03/19/22		4,475	4,317,708
Forest Laboratories, Inc.,
Gtd. Notes, 144A
4.375%	02/01/19		3,500	3,666,516
5.000%	12/15/21		1,025	1,113,769

				22,262,072

Pipelines — 0.6%
Columbia Pipeline Group, Inc.,
Gtd. Notes, 144A
3.300%	06/01/20	(a)	1,300	1,265,819
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
3.500%	06/10/24	(a)	875	732,735
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.750%	01/15/26		525	441,569
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25	(a)	2,275	1,749,734
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23		270	244,150
8.375%(c)	08/01/66		5,500	4,922,500
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	(a)	2,175	2,012,991
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		650	562,171
TransCanada PipeLines Ltd. (Canada),
Jr. Sub. Notes
6.350%(c)	05/15/67		1,010	762,550
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25	(a)	1,475	1,237,867
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25		2,375	1,784,696

				15,716,782

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate — 0.1%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23		3,000	$2,950,764

Real Estate Investment Trusts (REITs) — 1.0%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		1,000	971,583
CubeSmart LP,
Gtd. Notes
4.000%	11/15/25		1,050	1,041,925
Cubesmart LP,
Gtd. Notes
4.375%	12/15/23		1,125	1,157,521
DDR Corp.,
Sr. Unsec’d. Notes
4.625%	07/15/22		4,600	4,752,324
HCP, Inc.,
Sr. Unsec’d. Notes
3.150%	08/01/22		3,750	3,581,588
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
3.750%	03/15/23		3,000	2,945,928
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.700%	04/15/23	(a)	2,500	2,423,085
Kilroy Realty LP,
Gtd. Notes
3.800%	01/15/23		4,250	4,211,032
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18		375	374,484
3.600%	02/01/20		675	679,658
4.150%	02/01/22		925	887,738
Sr. Housing Properties Trust,
Sr. Unsec’d. Notes
3.250%	05/01/19		1,375	1,370,097
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25		1,250	1,196,914

				25,593,877

Retail — 0.3%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
4.125%	05/15/21		1,275	1,348,750
CVS Health Corp.,
Sr. Unsec’d. Notes
3.500%	07/20/22		2,800	2,849,157
4.000%	12/05/23	(a)	2,250	2,338,243
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.700%	01/30/26		250	249,795

				6,785,945

Semiconductors — 0.1%
Intel Corp.,
Sr. Unsec’d. Notes
3.700%	07/29/25		2,750	2,844,476

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Software — 0.3%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.625%	10/15/20			2,500	$2,532,568
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.700%	06/01/20			1,950	1,933,819
Microsoft Corp.,
Sr. Unsec’d. Notes
3.125%	11/03/25			2,200	2,211,671
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22			2,200	2,159,329

					8,837,387

Telecommunications — 1.0%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.000%	06/09/19		MXN	2,010	115,997
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25			1,125	1,081,226
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18			1,900	1,936,864
5.462%	02/16/21			2,250	2,514,632
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	02/21/20			3,481	3,493,103
4.500%	09/15/20			5,575	5,989,819
5.150%	09/15/23			9,465	10,405,121

					25,536,762

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22	(a)		1,675	1,626,403
4.250%	01/17/23			1,075	1,081,657
4.875%	07/11/22			1,075	1,118,101

					3,826,161

TOTAL CORPORATE BONDS (cost $428,152,107)					416,978,691

FOREIGN GOVERNMENT BONDS — 2.5%
Brazil Letras do Tesouro Nacional (Belize),
Bills
12.440%(s)	04/01/16		BRL	1,548	378,278
Brazil Notas do Tesouro Nacional (Brazil),
Notes
9.762%	01/01/23		BRL	2,224	420,663
9.762%	01/01/25		BRL	2,464	444,438
10.000%	01/01/18		BRL	4,507	1,026,982
14.496%	08/15/50		BRL	610	372,546
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25			1,520	1,223,600
Colombian TES (Colombia),
Bonds
6.000%	04/28/28		COP	486,100	119,839
7.000%	05/04/22		COP	3,700,900	1,101,269

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
7.250%	06/15/16		COP	484,200	$153,235
7.500%	08/26/26		COP	1,204,800	349,412
7.750%	09/18/30		COP	2,081,500	587,869
10.000%	07/24/24		COP	422,100	146,645
11.250%	10/24/18		COP	21,000	7,242
Czech Republic Government Bond (Czech Republic),
Bonds
0.370%(c)	10/27/16		CZK	8,640	350,323
0.500%	07/28/16		CZK	1,290	52,184
Dominican Republic International Bond (Dominican Republic),
Bonds
11.500%	05/10/24		DOP	2,200	50,402
Sr. Unsec’d. Notes, 144A
6.850%	01/27/45			160	150,800
Unsec’d. Notes
10.375%	03/04/22		DOP	14,400	313,017
11.375%	07/06/29		DOP	1,300	29,095
16.950%	02/04/22		DOP	300	8,624
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.125%	02/19/18			360	374,972
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
8.375%	03/15/24		IDR	1,635,000	115,318
8.750%	05/15/31		IDR	1,800,000	128,157
Malaysia Government Bond (Malaysia),
Sr. Unsec’d. Notes
3.654%	10/31/19		MYR	930	218,293
3.889%	07/31/20		MYR	100	23,512
4.048%	09/30/21		MYR	560	131,092
4.160%	07/15/21		MYR	130	30,713
4.262%	09/15/16		MYR	1,790	422,757
4.498%	04/15/30		MYR	540	124,496
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18		MXN	17,658	1,029,471
6.500%	06/10/21		MXN	8,818	529,300
6.500%	06/09/22		MXN	7,324	437,294
7.750%	05/29/31		MXN	1,500	95,458
8.000%	06/11/20		MXN	4,128	263,553
8.500%	12/13/18		MXN	12,224	780,238
10.000%	12/05/24		MXN	3,264	238,395
10.000%	11/20/36		MXN	4,138	321,074
Sr. Unsec’d. Notes
5.000%	12/11/19		MXN	1,482	85,129
6.250%	06/16/16		MXN	2,456	144,139
7.750%	11/23/34		MXN	45	2,848
7.750%	11/13/42		MXN	2,879	182,555
8.000%	12/07/23		MXN	1,391	90,336
8.500%	05/31/29		MXN	2,363	160,278
8.500%	11/18/38		MXN	221	15,072
Mexican Udibonos (Mexico),
Bonds, TIPS
3.500%	12/14/17		MXN	37	11,964
4.000%	11/08/46		MXN	197	62,178
4.500%	12/04/25		MXN	47	16,019
5.000%	06/16/16		MXN	311	99,315
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25	(a)		2,580	2,514,210

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.600%	01/23/46		850	$752,250
5.550%	01/21/45		60	61,500
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		3,110	2,833,210
Poland Government Bond (Poland),
Bonds
1.500%	04/25/20	PLN	4,110	1,015,644
2.000%	04/25/21	PLN	4,900	1,219,714
2.500%	07/25/18	PLN	930	241,250
2.500%	07/25/26	PLN	480	115,191
3.250%	07/25/19	PLN	1,890	501,731
3.250%	07/25/25	PLN	760	199,270
5.750%	10/25/21	PLN	470	141,108
5.750%	09/23/22	PLN	3,910	1,184,468
Republic of Chile (Chile),
Sr. Unsec’d. Notes
3.125%	03/27/25		1,190	1,191,785
3.625%	10/30/42		1,075	935,250
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		4,640	4,419,600
4.375%	03/21/23	COP	239,000	62,790
4.500%	01/28/26		220	210,100
5.000%	06/15/45		1,190	993,650
7.750%	04/14/21	COP	440,000	141,030
Republic of Croatia (Croatia),
Sr. Unsec’d. Notes
3.875%	05/30/22	EUR	100	108,947
6.375%	03/24/21		200	212,400
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
4.125%	01/15/25		570	546,253
5.250%	01/17/42		280	252,842
5.875%	01/15/24		240	257,115
Sr. Unsec’d. Notes, 144A
4.125%	01/15/25		550	527,086
4.750%	01/08/26		2,380	2,350,636
Sr. Unsec’d. Notes, RegS
6.750%	01/15/44		540	578,775
Republic of Israel,
Gov’t. Gtd. Notes
5.500%	12/04/23		700	841,849
5.500%	04/26/24		5,000	6,046,640
5.500%	09/18/33		2,159	2,787,759
Republic of Kazakhstan (Kyrgysxtan),
Sr. Unsec’d. Notes
5.125%	07/21/25		200	197,104
Republic of Peru (Peru),
Sr. Unsec’d. Notes
6.550%	03/14/37		1,350	1,559,250
Sr. Unsec’d. Notes, RegS
5.200%	09/12/23	PEN	482	126,464
6.950%	08/12/31	PEN	556	151,555
8.200%	08/12/26	PEN	58	17,894
Unsec’d. Notes, 144A
5.700%	08/12/24	PEN	1,045	277,857
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
4.950%	01/15/21	PHP	5,000	107,985

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Republic of Romania (Romania),
Bonds
4.750%	06/24/19		RON	610	$160,141
5.900%	07/26/17		RON	570	146,849
Republic of Russia (Russia),
Bonds
6.200%	01/31/18		RUB	13,770	175,445
7.000%	01/25/23		RUB	31,100	370,911
7.000%	08/16/23		RUB	37,190	440,299
7.050%	01/19/28		RUB	1,210	13,825
7.600%	04/14/21		RUB	890	11,155
7.600%	07/20/22		RUB	850	10,549
Sr. Unsec’d. Notes, RegS
7.850%	03/10/18		RUB	10,000	131,233
Republic of South Africa (South Africa),
Bonds
7.750%	02/28/23		ZAR	220	12,922
8.000%	01/31/30		ZAR	7,420	405,861
8.250%	03/31/32		ZAR	12,255	675,162
8.500%	01/31/37		ZAR	1,200	65,801
8.750%	01/31/44		ZAR	1,700	94,132
8.750%	02/28/48		ZAR	2,180	120,294
8.875%	02/28/35		ZAR	1,890	108,641
10.500%	12/21/26		ZAR	4,100	279,961
Sr. Unsec’d. Notes
5.875%	09/16/25			530	541,771
Republic of Thailand (Thailand),
Sr. Unsec’d. Notes
3.580%	12/17/27		THB	5,900	177,143
3.625%	06/16/23		THB	4,880	146,622
3.650%	12/17/21		THB	28,595	855,661
3.875%	06/13/19		THB	3,730	110,939
Sr. Unsec’d. Notes, TIPS
1.200%	07/14/21		THB	8,800	246,044
1.250%	03/12/28		THB	26,650	660,833
Republic of Turkey (Tunisia),
Sr. Unsec’d. Notes
4.250%	04/14/26	(a)		660	618,784
5.750%	03/22/24			780	824,086
6.750%	04/03/18			2,640	2,840,640
7.500%	07/14/17			2,710	2,898,887
Republic of Venezuela (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20			120	44,700
7.650%	04/21/25			30	11,100
9.250%	09/15/27			20	8,200
9.250%	05/07/28			40	15,600
9.375%	01/13/34			20	7,850
11.750%	10/21/26			20	8,900
11.950%	08/05/31			30	13,275
12.750%	08/23/22			10	4,475
Sr. Unsec’d. Notes, RegS
7.000%	03/31/38			10	3,725
7.750%	10/13/19			110	43,725
8.250%	10/13/24			242	91,960
9.000%	05/07/23			59	23,453
Russian Federal Bond (Russia),
Bonds
6.700%	05/15/19		RUB	27,200	341,006
8.150%	02/03/27		RUB	11,880	149,232

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Standard Chartered Bank Singapore Ltd. (United Kingdom),
Sr. Unsec’d. Notes, MTN, 144A
9.000%	03/19/29	IDR	3,168,000	$229,443
9.000%	03/19/29	IDR	3,001,000	217,349
Turkey Government Bond (Turkey),
Bonds
7.400%	02/05/20	TRY	460	141,128
8.300%	06/20/18	TRY	1,405	458,152
8.500%	07/10/19	TRY	1,310	420,436
8.800%	11/14/18	TRY	1,550	507,561
9.000%	03/08/17	TRY	1,200	404,163
9.000%	07/24/24	TRY	180	56,597
9.500%	01/12/22	TRY	10	3,263
10.400%	03/27/19	TRY	560	190,481

TOTAL FOREIGN GOVERNMENT BONDS (cost $75,575,576)				65,642,916

MUNICIPAL BONDS — 0.3%
California — 0.2%
State of California,
General Obligation Unlimited
7.550%	04/01/39		3,300	4,797,111

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33		2,420	2,289,441
6.630%	02/01/35		1,000	1,032,650

				3,322,091

South Carolina
South Carolina Student Loan Corp.,
Revenue Bonds
1.321%(c)	07/25/25		998	988,450

TOTAL MUNICIPAL BONDS (cost $9,456,883)				9,107,652

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.7%
Federal Home Loan Mortgage Corp.,
Series 2755, Class ZA
5.000%	02/15/34		974	1,056,655
Series 4273, Class PD
6.500%	11/15/43		2,318	2,650,896
Federal National Mortgage Assoc.,
Series 2007-33, Class HF
0.772%(c)	04/25/37		542	544,812
Series 2011-52, Class GB
5.000%	06/25/41		2,349	2,573,289
Series 2011-99, Class DB
5.000%	10/25/41		2,175	2,380,497
Series 2012-111, Class B
7.000%	10/25/42		395	439,515
Series 2012-153, Class B
7.000%	07/25/42		1,354	1,573,184
Paragon Mortgages No. 12 PLC (United Kingdom),
Series 12A, Class A2C
0.541%(c)	11/15/38		3,351	3,006,048

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Paragon Mortgages No. 13 PLC (United Kingdom),
Series 13A, Class A2C, 144A
0.501%(c)	01/15/39		5,411	$4,833,934

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $19,165,839)				19,058,830

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.7%
Federal Farm Credit Banks
3.280%	05/20/32		2,400	2,296,752
Federal Home Loan Banks, Bonds
2.125%	06/09/23		6,100	5,988,669
3.375%	09/08/23		3,400	3,640,499
5.375%	08/15/24		1,400	1,700,544
Federal Home Loan Mortgage Corp.
3.000%	05/01/42-06/01/43		4,686	4,687,605
3.500%	06/01/42-12/01/45		22,889	23,602,150
5.000%	04/01/33-07/01/39		2,221	2,434,300
5.500%	01/01/36-08/01/40		3,466	3,856,186
7.000%	02/01/39		1,269	1,464,974
Federal National Mortgage Assoc.
3.000%	08/01/42-03/01/44		20,523	20,658,696
3.500%	04/01/43-01/01/46		35,960	37,131,239
3.500%	TBA	(t)	10,000	10,317,232
5.000%	02/01/23-01/01/45		20,276	22,350,522
5.500%	03/01/33-02/01/38		2,566	2,887,569
6.000%	02/01/26-05/01/41		12,319	13,930,071
6.250%	05/15/29		7,000	9,490,411
7.000%	03/01/39		779	910,095
Government National Mortgage Assoc.
3.500%	TBA	(t)	20,000	20,849,220
4.000%	10/20/43-11/20/45		62,127	66,104,672
4.000%	TBA		50,000	53,097,650
5.000%	07/15/40		641	702,177
5.500%	11/15/32-01/15/35		3,186	3,600,694

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $310,099,269)				311,701,927

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bond
3.750%	11/15/43		100	115,180
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/17-01/15/22		24,400	25,190,084
0.375%	07/15/23		2,700	2,695,713
0.625%	01/15/24		5,720	5,764,443
1.375%	02/15/44		4,000	4,154,365
2.500%	01/15/29		3,400	4,462,009
U.S. Treasury Notes
1.750%	12/31/20		300	299,672
2.000%	07/31/22-12/31/22		500	500,497
2.125%	06/30/22		100	100,516
3.000%	11/15/44-11/15/45		15,350	15,293,921
3.625%	02/15/44		16,100	18,111,244

TOTAL U.S. TREASURY OBLIGATIONS (cost $78,244,563)				76,687,644

TOTAL LONG-TERM INVESTMENTS (cost $1,981,373,595)				1,953,273,255

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 31.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 31.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $839,873,135; includes $89,206,232 of cash collateral for securities on loan)(b)(w)(Note 4)	839,873,135	$839,873,135

Interest Rate	Maturity Date		Principal Amount (000)#
FOREIGN TREASURY OBLIGATION(n)
Mexican Cetes (cost $510,280)
0.597%(s)	01/21/16		MXN 84,981	492,209

TOTAL SHORT-TERM INVESTMENTS (cost $840,383,415)				840,365,344

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 104.8% (cost $2,821,757,010)				2,793,638,599

SECURITIES SOLD SHORT — (0.9)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — SHORT
Federal Home Loan Mortgage Corp.
3.500%	TBA	(t)	4,000	(4,117,539)
Federal National Mortgage Assoc.
3.000%	TBA	(t)	12,000	(11,976,203)
3.000%	TBA	(t)	8,000	(8,000,073)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $24,117,247)				(24,093,815)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 103.9% (cost $2,797,639,763)				2,769,544,784
Liabilities in excess of other assets(z) — (3.9)%				(103,735,638)

NET ASSETS — 100.0%				$2,665,809,146

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $86,459,219; cash collateral of $89,206,232 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(d)	Post maturity date.
(g)	Indicates a security that has been deemed illiquid. (unaudited)

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2015.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $6,000,000 is approximately 0.2% of net assets.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
332	2 Year U.S. Treasury Notes	Mar. 2016	$72,240,602	$72,121,813	$(118,789)
847	5 Year U.S. Treasury Notes	Mar. 2016	100,441,894	100,217,305	(224,589)
577	10 Year U.S. Treasury Notes	Mar. 2016	72,756,094	72,647,906	(108,188)
167	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	26,559,344	26,500,813	(58,531)
101	Amsterdam Index	Jan. 2016	9,458,000	9,699,697	241,697
106	ASX SPI 200 Index	Mar. 2016	9,612,423	10,151,532	539,109
261	CAC40 10 Euro	Jan. 2016	13,119,847	13,156,791	36,944
38	DAX Index	Mar. 2016	10,769,926	11,121,206	351,280
2,329	Euro STOXX 50 Index	Mar. 2016	81,529,855	83,069,194	1,539,339
271	FTSE 100 Index	Mar. 2016	23,658,077	24,761,664	1,103,587
21	FTSE/MIB Index	Mar. 2016	2,419,968	2,446,733	26,765
29	Hang Seng Index	Jan. 2016	4,128,548	4,099,264	(29,284)
21	IBEX 35 Index	Jan. 2016	2,184,053	2,174,080	(9,973)
14	Mini MSCI Emerging Markets Index	Mar. 2016	548,630	551,250	2,620
649	MSCI Taiwan Stock Index	Jan. 2016	19,992,844	19,755,560	(237,284)
556	OMXS30 Index	Jan. 2016	9,376,841	9,537,319	160,478
1,394	Russell 2000 Mini Index	Mar. 2016	159,222,680	157,731,100	(1,491,580)
2,078	S&P 500 E-Mini	Mar. 2016	212,035,705	211,478,060	(557,645)
92	S&P/TSX 60 Index	Mar. 2016	9,959,143	10,118,205	159,062
1,289	SGX CNX Nifty 50 Index	Jan. 2016	20,431,041	20,489,944	58,903
44	SGX MSCI Singapore Index	Jan. 2016	996,382	1,004,189	7,807
223	TOPIX Index	Mar. 2016	29,124,722	28,711,052	(413,670)

					978,058

Short Positions:
493	10 Year U.S. Treasury Notes	Mar. 2016	62,449,721	62,071,781	377,940
23	20 Year U.S. Treasury Bonds	Mar. 2016	3,520,554	3,536,250	(15,696)

					362,244

					$1,340,302

(1)	Cash of $37,916,856 has been segregated with Barclays Capital Group to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Morgan Stanley	AUD	9,770	$7,099,733	$7,092,316	$(7,417)
Expiring 03/16/16	Morgan Stanley	AUD	1,470	1,065,853	1,067,114	1,261
Expiring 03/16/16	Morgan Stanley	AUD	640	454,746	464,594	9,848

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real,
Expiring 01/05/16	Deutsche Bank AG	BRL	464	$118,949	$117,133	$(1,816)
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	447	118,000	112,837	(5,163)
Expiring 01/05/16	Morgan Stanley	BRL	934	238,000	235,527	(2,473)
Expiring 01/05/16	Morgan Stanley	BRL	440	117,000	111,012	(5,988)
Expiring 01/05/16	RBC Dominion Securities	BRL	632	158,473	159,392	919
Expiring 01/05/16	Standard Chartered PLC	BRL	1,127	299,780	284,322	(15,458)
Expiring 01/05/16	UBS AG	BRL	453	119,000	114,379	(4,621)
Expiring 02/02/16	UBS AG	BRL	2,342	608,839	585,016	(23,823)
British Pound,
Expiring 03/16/16	Morgan Stanley	GBP	14,515	21,951,252	21,400,796	(550,456)
Expiring 03/16/16	Morgan Stanley	GBP	1,695	2,533,330	2,499,094	(34,236)
Canadian Dollar,
Expiring 03/16/16	Morgan Stanley	CAD	12,180	9,096,524	8,804,286	(292,238)
Expiring 03/16/16	Morgan Stanley	CAD	1,780	1,333,693	1,286,669	(47,024)
Chilean Peso,
Expiring 01/12/16	Citigroup Global Markets	CLP	117,204	163,911	165,170	1,259
Expiring 01/13/16	Credit Suisse First Boston Corp.	CLP	111,716	158,833	157,415	(1,418)
Expiring 01/27/16	Citigroup Global Markets	CLP	143,194	200,946	201,427	481
Chinese Yuan,
Expiring 03/16/16	Citigroup Global Markets	CNY	2,411	370,728	369,471	(1,257)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	2,303	348,000	352,916	4,916
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	774	118,000	118,668	668
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	516	78,000	79,092	1,092
Expiring 03/16/16	Morgan Stanley	CNY	5,510	833,712	844,365	10,653
Expiring 03/16/16	Standard Chartered PLC	CNY	773	118,000	118,493	493
Expiring 03/16/16	Standard Chartered PLC	CNY	768	116,000	117,647	1,647
Expiring 03/16/16	UBS AG	CNY	779	118,000	119,425	1,425
Expiring 03/16/16	UBS AG	CNY	766	116,000	117,413	1,413
Expiring 09/01/16	Hong Kong & Shanghai Bank	CNY	780	118,000	118,665	665
Colombian Peso,
Expiring 01/12/16	Credit Suisse First Boston Corp.	COP	385,047	122,198	121,141	(1,057)
Expiring 01/15/16	Deutsche Bank AG	COP	384,291	120,638	120,866	228
Expiring 01/22/16	BNP Paribas	COP	262,389	83,473	82,465	(1,008)
Expiring 01/27/16	Hong Kong & Shanghai Bank	COP	241,267	71,923	75,786	3,863
Expiring 01/27/16	Standard Chartered PLC	COP	733,267	239,497	230,334	(9,163)
Danish Krone,
Expiring 03/16/16	Morgan Stanley	DKK	13,570	1,992,382	1,980,741	(11,641)
Expiring 03/16/16	Morgan Stanley	DKK	2,180	310,329	318,203	7,874
Euro,
Expiring 03/16/16	Bank of America	EUR	128	140,000	138,947	(1,053)
Expiring 03/16/16	Deutsche Bank AG	EUR	28	30,626	30,489	(137)
Expiring 03/16/16	Morgan Stanley	EUR	31,740	34,777,518	34,561,602	(215,916)
Expiring 03/16/16	Morgan Stanley	EUR	3,450	3,671,214	3,756,696	85,482
Hong Kong Dollar,
Expiring 03/16/16	Morgan Stanley	HKD	25,350	3,272,049	3,272,920	871
Expiring 03/16/16	Morgan Stanley	HKD	3,300	425,963	426,060	97
Hungarian Forint,
Expiring 03/16/16	BNP Paribas	HUF	231,828	789,230	797,894	8,664
Expiring 03/16/16	Citigroup Global Markets	HUF	232,197	806,632	799,163	(7,469)
Expiring 03/16/16	Royal Bank of Scotland Group PLC	HUF	239,219	812,289	823,331	11,042
Indian Rupee,
Expiring 03/16/16	Morgan Stanley	INR	2,171,000	32,115,385	32,400,930	285,545
Expiring 03/16/16	Morgan Stanley	INR	55,500	820,302	828,306	8,004
Indonesian Rupiah,
Expiring 01/04/16	Hong Kong & Shanghai Bank	IDR	1,411,369	102,645	102,280	(365)
Expiring 01/29/16	Westpac Banking Corp.	IDR	2,818,119	202,888	202,939	51
Expiring 03/16/16	Morgan Stanley	IDR	169,830,000	12,019,108	12,086,684	67,576

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Indonesian Rupiah (continued),
Expiring 03/16/16	Morgan Stanley	IDR	1,800,000	$126,778	$128,104	$1,326
Israeli Shekel,
Expiring 03/16/16	Morgan Stanley	ILS	2,720	702,159	700,186	(1,973)
Expiring 03/16/16	Morgan Stanley	ILS	320	82,604	82,375	(229)
Japanese Yen,
Expiring 03/16/16	Morgan Stanley	JPY	3,156,000	25,792,743	26,307,868	515,125
Expiring 03/16/16	Morgan Stanley	JPY	3,072,000	25,106,244	25,607,658	501,414
Expiring 03/16/16	Morgan Stanley	JPY	358,000	2,912,155	2,984,225	72,070
Malaysian Ringgit,
Expiring 01/04/16	BNP Paribas	MYR	506	117,655	117,797	142
Expiring 01/08/16	Hong Kong & Shanghai Bank	MYR	2,138	500,193	497,678	(2,515)
Expiring 01/08/16	Morgan Stanley	MYR	893	209,372	207,856	(1,516)
Expiring 01/12/16	Hong Kong & Shanghai Bank	MYR	896	209,841	208,527	(1,314)
Expiring 01/12/16	Morgan Stanley	MYR	2,931	699,217	681,954	(17,263)
Expiring 01/29/16	Deutsche Bank AG	MYR	1,860	439,982	432,270	(7,712)
Expiring 01/29/16	Morgan Stanley	MYR	1,859	442,108	432,047	(10,061)
Expiring 05/06/16	Hong Kong & Shanghai Bank	MYR	371	85,384	85,671	287
Mexican Peso,
Expiring 03/16/16	Hong Kong & Shanghai Bank	MXN	2,114	123,785	121,976	(1,809)
Expiring 03/16/16	Hong Kong & Shanghai Bank	MXN	1,989	115,000	114,773	(227)
Expiring 03/16/16	JPMorgan Chase	MXN	2,022	118,000	116,672	(1,328)
Expiring 03/16/16	JPMorgan Chase	MXN	2,002	117,000	115,493	(1,507)
Expiring 03/16/16	JPMorgan Chase	MXN	1,996	116,000	115,163	(837)
Expiring 03/16/16	JPMorgan Chase	MXN	1,180	69,188	68,093	(1,095)
Expiring 03/16/16	RBC Dominion Securities	MXN	2,023	119,000	116,724	(2,276)
Expiring 03/16/16	RBC Dominion Securities	MXN	1,209	71,370	69,755	(1,615)
Expiring 03/16/16	Royal Bank of Scotland Group PLC	MXN	1,287	77,228	74,238	(2,990)
Expiring 03/16/16	Standard Chartered PLC	MXN	1,982	114,715	114,347	(368)
Expiring 03/16/16	UBS AG	MXN	1,421	85,591	82,007	(3,584)
New Taiwanese Dollar,
Expiring 01/08/16	Barclays Capital Group	TWD	3,890	119,000	118,443	(557)
Expiring 03/16/16	Morgan Stanley	TWD	33,900	1,028,052	1,032,989	4,937
New Zealand Dollar,
Expiring 03/16/16	Morgan Stanley	NZD	900	600,216	612,669	12,453
Expiring 03/16/16	Morgan Stanley	NZD	240	158,043	163,378	5,335
Expiring 03/16/16	Morgan Stanley	NZD	30	19,769	20,422	653
Norwegian Krone,
Expiring 03/16/16	Morgan Stanley	NOK	5,400	635,000	609,613	(25,387)
Expiring 03/16/16	Morgan Stanley	NOK	750	86,663	84,668	(1,995)
Philippine Peso,
Expiring 01/29/16	Standard Chartered PLC	PHP	2,241	47,642	47,539	(103)
Polish Zloty,
Expiring 03/16/16	Barclays Capital Group	PLN	293	72,266	74,514	2,248
Expiring 03/16/16	Citigroup Global Markets	PLN	128	31,540	32,453	913
Expiring 03/16/16	Morgan Stanley	PLN	47,130	11,900,013	11,996,698	96,685
Romanian Leu,
Expiring 03/16/16	State Street Bank	RON	2,893	704,448	695,855	(8,593)
Russian Ruble,
Expiring 01/12/16	Citigroup Global Markets	RUB	9,307	134,349	127,064	(7,285)
Expiring 01/12/16	JPMorgan Chase	RUB	8,041	119,000	109,784	(9,216)
Expiring 01/12/16	JPMorgan Chase	RUB	7,956	118,000	108,615	(9,385)
Expiring 01/14/16	Credit Suisse First Boston Corp.	RUB	4,668	65,601	63,687	(1,914)
Expiring 01/14/16	Hong Kong & Shanghai Bank	RUB	8,719	122,980	118,969	(4,011)
Expiring 01/14/16	Hong Kong & Shanghai Bank	RUB	7,670	117,647	104,655	(12,992)
Expiring 01/14/16	JPMorgan Chase	RUB	7,860	117,679	107,253	(10,426)
Expiring 01/19/16	Hong Kong & Shanghai Bank	RUB	12,466	176,018	169,858	(6,160)
Expiring 01/19/16	JPMorgan Chase	RUB	7,972	111,428	108,618	(2,810)

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Russian Ruble (continued),
Expiring 01/19/16	Morgan Stanley	RUB	9,679	$132,400	$131,883	$(517)
Expiring 01/19/16	Morgan Stanley	RUB	7,779	109,949	105,996	(3,953)
Expiring 01/19/16	Morgan Stanley	RUB	4,414	59,683	60,148	465
Expiring 01/21/16	JPMorgan Chase	RUB	12,007	172,065	163,505	(8,560)
Expiring 01/22/16	JPMorgan Chase	RUB	4,398	67,892	59,869	(8,023)
Expiring 01/22/16	Morgan Stanley	RUB	7,364	103,434	100,249	(3,185)
Expiring 01/22/16	Morgan Stanley	RUB	2,892	40,279	39,375	(904)
Expiring 01/27/16	Citigroup Global Markets	RUB	22,664	337,943	308,122	(29,821)
Expiring 01/28/16	Credit Suisse First Boston Corp.	RUB	8,191	115,000	111,328	(3,672)
Expiring 02/03/16	Morgan Stanley	RUB	15,098	212,201	204,879	(7,322)
Expiring 02/11/16	Hong Kong & Shanghai Bank	RUB	11,316	160,851	153,236	(7,615)
Expiring 03/16/16	Morgan Stanley	RUB	823,000	11,887,910	11,045,621	(842,289)
Expiring 03/16/16	Morgan Stanley	RUB	22,000	302,801	295,266	(7,535)
Singapore Dollar,
Expiring 03/16/16	Morgan Stanley	SGD	1,860	1,314,651	1,308,474	(6,177)
Expiring 03/16/16	Morgan Stanley	SGD	220	155,252	154,766	(486)
South African Rand,
Expiring 03/16/16	Deutsche Bank AG	ZAR	1,000	65,554	63,748	(1,806)
Expiring 03/16/16	Morgan Stanley	ZAR	578	37,443	36,811	(632)
Expiring 03/16/16	Standard Chartered PLC	ZAR	1,804	118,000	115,002	(2,998)
Expiring 03/16/16	UBS AG	ZAR	15,875	988,650	1,011,927	23,277
South Korean Won,
Expiring 01/08/16	Standard Chartered PLC	KRW	139,582	118,000	119,014	1,014
Expiring 01/14/16	Barclays Capital Group	KRW	139,146	119,000	118,622	(378)
Expiring 01/14/16	Hong Kong & Shanghai Bank	KRW	139,393	118,000	118,833	833
Expiring 01/15/16	Deutsche Bank AG	KRW	137,831	116,000	117,498	1,498
Expiring 01/15/16	State Street Bank	KRW	277,275	238,000	236,371	(1,629)
Expiring 01/15/16	UBS AG	KRW	138,007	116,000	117,648	1,648
Expiring 01/19/16	Standard Chartered PLC	KRW	268,062	229,000	228,491	(509)
Expiring 03/16/16	Morgan Stanley	KRW	160,000	134,976	136,227	1,251
Expiring 03/16/16	Morgan Stanley	KRW	70,000	60,223	59,599	(624)
Swedish Krona,
Expiring 03/16/16	Morgan Stanley	SEK	102,075	11,992,263	12,119,183	126,920
Expiring 03/16/16	Morgan Stanley	SEK	27,525	3,264,611	3,267,994	3,383
Expiring 03/16/16	Morgan Stanley	SEK	3,075	354,867	365,089	10,222
Swiss Franc,
Expiring 03/16/16	Morgan Stanley	CHF	10,380	10,427,225	10,397,739	(29,486)
Expiring 03/16/16	Morgan Stanley	CHF	1,150	1,136,173	1,151,965	15,792
Thai Baht,
Expiring 01/29/16	Deutsche Bank AG	THB	25,591	708,735	710,594	1,859
Turkish Lira,
Expiring 03/16/16	Royal Bank of Scotland Group PLC	TRY	355	116,000	119,019	3,019
Expiring 03/16/16	State Street Bank	TRY	122	40,869	41,058	189

				$261,808,157	$261,358,781	(449,376)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Morgan Stanley	AUD	17,320	$12,660,208	$12,573,072	$87,136
Brazilian Real,
Expiring 01/05/16	Bank of America	BRL	463	119,000	116,853	2,147
Expiring 01/05/16	Bank of America	BRL	448	119,000	112,938	6,062
Expiring 01/05/16	Deutsche Bank AG	BRL	836	220,389	210,911	9,478
Expiring 01/05/16	Deutsche Bank AG	BRL	291	77,036	73,411	3,625

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	458	$119,000	$115,661	$3,339
Expiring 01/05/16	Morgan Stanley	BRL	517	131,522	130,440	1,082
Expiring 01/05/16	Morgan Stanley	BRL	459	120,000	115,798	4,202
Expiring 01/05/16	Morgan Stanley	BRL	449	119,000	113,309	5,691
Expiring 01/05/16	Morgan Stanley	BRL	130	32,786	32,807	(21)
Expiring 01/05/16	RBC Dominion Securities	BRL	446	114,000	112,475	1,525
Expiring 02/02/16	Morgan Stanley	BRL	936	232,000	233,789	(1,789)
Expiring 02/02/16	RBC Dominion Securities	BRL	632	156,875	157,814	(939)
British Pound,
Expiring 03/16/16	Morgan Stanley	GBP	8,000	11,937,448	11,795,134	142,314
Chilean Peso,
Expiring 01/11/16	Royal Bank of Scotland Group PLC	CLP	100,025	142,146	140,978	1,168
Expiring 01/12/16	Hong Kong & Shanghai Bank	CLP	67,376	95,000	94,949	51
Expiring 01/15/16	Royal Bank of Scotland Group PLC	CLP	97,836	137,971	137,824	147
Chinese Yuan,
Expiring 03/16/16	Bank of America	CNY	765	116,000	117,253	(1,253)
Expiring 03/16/16	Citigroup Global Markets	CNY	2,310	351,000	353,946	(2,946)
Expiring 03/16/16	Deutsche Bank AG	CNY	770	117,000	118,020	(1,020)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	777	119,000	119,074	(74)
Expiring 03/16/16	JPMorgan Chase	CNY	778	118,000	119,186	(1,186)
Expiring 03/16/16	Morgan Stanley	CNY	156,800	24,086,762	24,028,369	58,393
Expiring 03/16/16	Morgan Stanley	CNY	3,220	495,202	493,440	1,762
Expiring 03/16/16	Standard Chartered PLC	CNY	117	17,779	17,917	(138)
Expiring 09/01/16	Barclays Capital Group	CNY	2,677	401,874	406,956	(5,082)
Expiring 09/01/16	Deutsche Bank AG	CNY	2,492	374,285	378,905	(4,620)
Expiring 09/01/16	Deutsche Bank AG	CNY	764	116,000	116,086	(86)
Expiring 09/01/16	Hong Kong & Shanghai Bank	CNY	2,289	347,000	348,059	(1,059)
Expiring 09/01/16	JPMorgan Chase	CNY	1,525	232,000	231,928	72
Expiring 09/01/16	JPMorgan Chase	CNY	549	85,000	83,396	1,604
Expiring 09/01/16	Standard Chartered PLC	CNY	1,568	242,000	238,381	3,619
Expiring 09/01/16	Standard Chartered PLC	CNY	1,543	239,000	234,666	4,334
Expiring 09/01/16	Standard Chartered PLC	CNY	773	116,000	117,493	(1,493)
Expiring 09/01/16	Westpac Banking Corp.	CNY	1,523	232,000	231,578	422
Colombian Peso,
Expiring 01/19/16	Royal Bank of Scotland Group PLC	COP	378,851	114,000	119,104	(5,104)
Expiring 01/21/16	JPMorgan Chase	COP	317,042	94,711	99,652	(4,941)
Expiring 01/22/16	Royal Bank of Scotland Group PLC	COP	2,246,024	758,664	705,890	52,774
Expiring 03/16/16	Deutsche Bank AG	COP	1,034,000	307,327	322,895	(15,568)
Expiring 03/16/16	JPMorgan Chase	COP	704,000	221,464	219,843	1,621
Expiring 03/16/16	Standard Chartered PLC	COP	37,884,000	11,965,888	11,830,309	135,579
Czech Koruna,
Expiring 03/16/16	Morgan Stanley	CZK	5,198	213,346	209,533	3,813
Expiring 03/16/16	Morgan Stanley	CZK	3,490	142,672	140,668	2,004
Expiring 03/16/16	Morgan Stanley	CZK	1,302	53,412	52,475	937
Euro,
Expiring 03/16/16	Citigroup Global Markets	EUR	1,881	2,075,666	2,048,561	27,105
Indian Rupee,
Expiring 03/16/16	Morgan Stanley	INR	95,500	1,420,286	1,425,283	(4,997)
Indonesian Rupiah,
Expiring 01/04/16	Deutsche Bank AG	IDR	1,411,369	101,507	102,280	(773)
Expiring 01/08/16	Hong Kong & Shanghai Bank	IDR	1,677,152	119,455	121,418	(1,963)
Expiring 01/11/16	Deutsche Bank AG	IDR	1,673,267	120,639	121,045	(406)
Expiring 01/19/16	Hong Kong & Shanghai Bank	IDR	1,411,369	102,184	101,893	291
Expiring 01/22/16	JPMorgan Chase	IDR	1,399,037	99,047	100,926	(1,879)

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Indonesian Rupiah (continued),
Expiring 01/29/16	Citigroup Global Markets	IDR	13,547,597	$956,751	$975,595	$(18,844)
Expiring 02/17/16	Barclays Capital Group	IDR	1,645,294	114,098	117,917	(3,819)
Expiring 02/19/16	JPMorgan Chase	IDR	2,326,420	161,838	166,649	(4,811)
Expiring 03/16/16	Morgan Stanley	IDR	2,790,000	194,696	198,562	(3,866)
Israeli Shekel,
Expiring 03/16/16	Barclays Capital Group	ILS	518	134,239	133,286	953
Japanese Yen,
Expiring 03/16/16	Morgan Stanley	JPY	164,000	1,343,976	1,367,076	(23,100)
Malaysian Ringgit,
Expiring 01/04/16	Hong Kong & Shanghai Bank	MYR	506	119,000	117,798	1,202
Expiring 01/08/16	BNP Paribas	MYR	506	117,636	117,762	(126)
Expiring 01/08/16	JPMorgan Chase	MYR	1,835	430,449	427,173	3,276
Mexican Peso,
Expiring 01/21/16	Barclays Capital Group	MXN	2,362	140,948	136,835	4,113
Expiring 01/21/16	Deutsche Bank AG	MXN	5,765	344,039	333,964	10,075
Expiring 03/16/16	Morgan Stanley	MXN	1,946	114,000	112,314	1,686
Expiring 03/16/16	RBC Dominion Securities	MXN	1,490	86,761	85,999	762
Expiring 03/16/16	Royal Bank of Scotland Group PLC	MXN	1,959	114,000	113,032	968
New Taiwanese Dollar,
Expiring 01/08/16	BNP Paribas	TWD	6,393	196,855	194,633	2,222
Expiring 01/08/16	Westpac Banking Corp.	TWD	3,822	117,804	116,353	1,451
Expiring 01/11/16	Bank of America	TWD	3,862	117,000	117,587	(587)
Expiring 01/19/16	Bank of America	TWD	5,835	177,902	177,659	243
Expiring 01/21/16	Hong Kong & Shanghai Bank	TWD	10,099	308,522	307,484	1,038
Expiring 01/21/16	Hong Kong & Shanghai Bank	TWD	3,762	114,000	114,532	(532)
Expiring 01/29/16	BNP Paribas	TWD	6,440	197,711	196,073	1,638
Expiring 02/04/16	JPMorgan Chase	TWD	6,251	191,117	190,363	754
Expiring 02/04/16	Westpac Banking Corp.	TWD	2,046	62,187	62,304	(117)
Expiring 03/16/16	Morgan Stanley	TWD	806,100	24,666,463	24,563,189	103,274
Expiring 03/16/16	Morgan Stanley	TWD	10,200	312,433	310,811	1,622
New Zealand Dollar,
Expiring 03/16/16	Morgan Stanley	NZD	12,780	8,487,479	8,699,901	(212,422)
Nigerian Naira,
Expiring 01/05/16	Standard Chartered PLC	NGN	13,585	65,000	68,173	(3,173)
Polish Zloty,
Expiring 03/16/16	Bank of America	PLN	805	201,960	204,927	(2,967)
Expiring 03/16/16	Morgan Stanley	PLN	776	194,691	197,527	(2,836)
Expiring 03/16/16	Morgan Stanley	PLN	379	95,828	96,379	(551)
Russian Ruble,
Expiring 01/12/16	Credit Suisse First Boston Corp.	RUB	5,698	85,000	77,792	7,208
Expiring 01/12/16	Hong Kong & Shanghai Bank	RUB	11,316	162,113	154,484	7,629
Expiring 01/12/16	Morgan Stanley	RUB	8,291	118,000	113,186	4,814
Expiring 01/14/16	Citigroup Global Markets	RUB	24,718	369,555	337,267	32,288
Expiring 01/14/16	Credit Suisse First Boston Corp.	RUB	8,138	116,000	111,042	4,958
Expiring 01/19/16	JPMorgan Chase	RUB	24,428	343,000	332,852	10,148
Singapore Dollar,
Expiring 03/16/16	Bank of America	SGD	501	354,399	352,167	2,232
Expiring 03/16/16	Hong Kong & Shanghai Bank	SGD	501	353,586	352,180	1,406
South African Rand,
Expiring 03/16/16	Barclays Capital Group	ZAR	1,829	118,000	116,568	1,432
Expiring 03/16/16	Morgan Stanley	ZAR	3,270	201,335	208,462	(7,127)
Expiring 03/16/16	Morgan Stanley	ZAR	230	14,962	14,668	294
South Korean Won,
Expiring 01/08/16	UBS AG	KRW	421,876	358,241	359,711	(1,470)
Expiring 01/14/16	Bank of America	KRW	225,729	190,328	192,435	(2,107)
Expiring 01/14/16	BNP Paribas	KRW	422,826	363,912	360,460	3,452
Expiring 01/15/16	Citigroup Global Markets	KRW	242,687	213,906	206,885	7,021

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South Korean Won (continued),
Expiring 01/15/16	JPMorgan Chase	KRW	204,725	$176,539	$174,524	$2,015
Expiring 01/15/16	Westpac Banking Corp.	KRW	242,743	213,970	206,933	7,037
Expiring 01/22/16	UBS AG	KRW	414,816	353,561	353,551	10
Expiring 03/16/16	Morgan Stanley	KRW	9,690,000	8,343,522	8,250,202	93,320
Swiss Franc,
Expiring 03/16/16	Morgan Stanley	CHF	17,180	17,380,653	17,209,361	171,292
Expiring 03/16/16	Morgan Stanley	CHF	10,290	10,387,927	10,307,585	80,342
Turkish Lira,
Expiring 03/16/16	Barclays Capital Group	TRY	598	199,532	200,644	(1,112)
United Arab Emerites Dirham,
Expiring 08/11/16	BNP Paribas	AED	964	262,000	261,928	72
Expiring 08/15/16	BNP Paribas	AED	6,358	1,727,000	1,727,045	(45)

				$154,535,975	$153,748,380	787,595

						$338,219

Cross currency exchange contracts outstanding at December 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/16/16	Buy	EUR	106	PLN	463	$(2,406)	Bank of America
03/16/16	Buy	EUR	78	HUF	24,540	475	BNP Paribas
03/16/16	Buy	EUR	106	PLN	458	(1,057)	UBS AG
03/16/16	Buy	PLN	496	EUR	114	1,554	Citigroup Global Markets
03/16/16	Buy	PLN	481	EUR	112	535	Royal Bank of Scotland Group PLC

						$(899)

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL10,040	01/04/16	13.815%	Brazil Interbank Deposit Rate(1)	$(2,166)	$—	$(2,166)	Credit Suisse First Boston Corp.
BRL 6,570	01/04/16	13.780%	Brazil Interbank Deposit Rate(1)	(1,457)	—	(1,457)	Deutsche Bank AG
BRL 3,660	01/04/16	13.155%	Brazil Interbank Deposit Rate(2)	3,253	—	3,253	Deutsche Bank AG
BRL 3,360	01/04/16	11.945%	Brazil Interbank Deposit Rate(2)	4,653	—	4,653	Citigroup Global Markets
BRL 1,990	01/04/16	12.000%	Brazil Interbank Deposit Rate(2)	5,347	—	5,347	Deutsche Bank AG
BRL 370	01/04/16	11.230%	Brazil Interbank Deposit Rate(1)	(1,724)	—	(1,724)	Deutsche Bank AG
BRL 370	01/04/16	11.190%	Brazil Interbank Deposit Rate(1)	(1,770)	—	(1,770)	Citigroup Global Markets
BRL 2,840	01/02/17	15.515%	Brazil Interbank Deposit Rate(1)	(1,187)	—	(1,187)	Morgan Stanley
BRL 2,840	01/02/17	15.481%	Brazil Interbank Deposit Rate(1)	(1,359)	—	(1,359)	Deutsche Bank AG
BRL 2,700	01/02/17	15.238%	Brazil Interbank Deposit Rate(1)	(2,569)	—	(2,569)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
BRL	2,680	01/02/17	13.840%	Brazil Interbank Deposit Rate(1)	$(11,096)	$—	$(11,096)	Morgan Stanley
BRL	2,180	01/02/17	15.733%	Brazil Interbank Deposit Rate(1)	59	—	59	Citigroup Global Markets
BRL	2,130	01/02/17	11.550%	Brazil Interbank Deposit Rate(1)	(25,168)	—	(25,168)	Credit Suisse First Boston Corp.
BRL	1,820	01/02/17	15.575%	Brazil Interbank Deposit Rate(1)	334	—	334	Morgan Stanley
BRL	1,700	01/02/17	15.955%	Brazil Interbank Deposit Rate(1)	1,919	—	1,919	Morgan Stanley
BRL	1,440	01/02/17	15.740%	Brazil Interbank Deposit Rate(1)	60	—	60	Citigroup Global Markets
BRL	1,270	01/02/17	16.490%	Brazil Interbank Deposit Rate(1)	3,048	—	3,048	Deutsche Bank AG
BRL	1,010	01/02/17	12.570%	Brazil Interbank Deposit Rate(1)	(7,768)	—	(7,768)	Deutsche Bank AG
BRL	150	01/02/17	16.860%	Brazil Interbank Deposit Rate(1)	492	—	492	Morgan Stanley
BRL	40	01/02/17	11.700%	Brazil Interbank Deposit Rate(1)	(419)	—	(419)	Deutsche Bank AG
BRL	3,270	01/02/18	13.877%	Brazil Interbank Deposit Rate(1)	(30,226)	—	(30,226)	Deutsche Bank AG
BRL	1,680	01/02/18	15.670%	Brazil Interbank Deposit Rate(1)	(3,710)	—	(3,710)	Morgan Stanley
BRL	1,140	01/02/18	14.580%	Brazil Interbank Deposit Rate(1)	(7,176)	—	(7,176)	Deutsche Bank AG
BRL	800	01/02/18	14.460%	Brazil Interbank Deposit Rate(1)	(5,430)	—	(5,430)	Citigroup Global Markets
BRL	550	01/02/18	11.450%	Brazil Interbank Deposit Rate(1)	(11,713)	—	(11,713)	Deutsche Bank AG
BRL	290	01/02/18	11.500%	Brazil Interbank Deposit Rate(1)	(6,830)	—	(6,830)	Credit Suisse First Boston Corp.
BRL	260	01/02/18	11.500%	Brazil Interbank Deposit Rate(1)	(6,070)	—	(6,070)	Deutsche Bank AG
BRL	240	01/02/18	11.960%	Brazil Interbank Deposit Rate(1)	(4,501)	—	(4,501)	Credit Suisse First Boston Corp.
BRL	570	01/04/21	11.410%	Brazil Interbank Deposit Rate(2)	20,480	—	20,480	Morgan Stanley
BRL	620	01/02/25	12.340%	Brazil Interbank Deposit Rate(2)	21,631	—	21,631	Deutsche Bank AG
COP	423,180	04/15/19	5.110%	90 day Colombian Interbank rate(2)	5,180	—	5,180	Credit Suisse First Boston Corp.
COP	224,740	04/22/19	5.190%	Colombia Interbank rate(2)	2,632	—	2,632	JPMorgan Chase
KRW	246,840	03/03/17	2.850%	3 month Certificate of Deposit(1)	3,232	—	3,232	Deutsche Bank AG
KRW	840,670	03/07/17	2.875%	3 month Certificate of Deposit(1)	11,185	—	11,185	Citigroup Global Markets
KRW	1,319,500	10/06/17	2.239%	3 month Certificate of Deposit(2)	13,614	—	13,614	Citigroup Global Markets
KRW	915,800	10/06/17	2.245%	3 month Certificate of Deposit(1)	9,545	—	9,545	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
KRW	116,820	10/13/17	2.250%	3 month Certificate of Deposit(1)	$1,266	$(7)	$1,273	Morgan Stanley
KRW	221,190	10/14/17	2.240%	3 month Certificate of Deposit(1)	2,367	(13)	2,380	Citigroup Global Markets
KRW	202,870	10/14/17	2.250%	3 month Certificate of Deposit(1)	2,205	(12)	2,217	Morgan Stanley
KRW	202,870	10/14/17	2.245%	3 month Certificate of Deposit(1)	2,207	(12)	2,219	Morgan Stanley
KRW	445,020	10/15/17	2.252%	3 month Certificate of Deposit(1)	4,918	(26)	4,944	Deutsche Bank AG
KRW	299,010	10/28/17	2.172%	3 month Certificate of Deposit(1)	2,896	—	2,896	Deutsche Bank AG
KRW	2,212,440	05/14/23	2.140%	3 month Certificate of Deposit(1)	(95,338)	—	(95,338)	Barclays Capital Group
KRW	411,360	07/11/24	2.940%	3 month Certificate of Deposit(1)	30,314	—	30,314	Citigroup Global Markets
THB	11,140	11/26/16	1.800%	6 month Thailand reference rate(1)	723	—	723	Citigroup Global Markets
ZAR	3,400	06/07/18	7.100%	3 month JIBAR(1)	(5,940)	—	(5,940)	Deutsche Bank AG
ZAR	1,375	06/07/18	7.110%	3 month JIBAR(1)	(2,382)	—	(2,382)	Deutsche Bank AG
ZAR	18,000	04/30/20	6.000%	3 month JIBAR(1)	(120,362)	—	(120,362)	Morgan Stanley

					$(202,801)	$(70)	$(202,731)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	110	03/16/21	0.500%	6 month LIBOR(2)	$(1,155)	$(756)	$399
MXN	29,870	10/13/16	3.715%	1 month Mexican Deposit Rate(1)	4	(933)	(937)
MXN	18,530	10/14/16	3.680%	1 month Mexican Deposit Rate(1)	2	(1,034)	(1,036)
MXN	5,130	10/24/16	3.690%	1 month Mexican Deposit Rate(1)	—	(356)	(356)
MXN	24,530	11/01/16	3.800%	1 month Mexican Deposit Rate(1)	3	(749)	(752)
MXN	5,370	09/25/18	5.190%	28 day Mexican Interbank rate(2)	3	(3,763)	(3,766)
	1,490	11/03/16	0.556%	3 month LIBOR(2)	5	2,308	2,303
	33,500	06/24/21	2.923%	3 month LIBOR(1)	429,420	369,980	(59,440)
	51,180	09/02/22	2.810%	3 month LIBOR(1)	53,000	309,670	256,670
	8,400	06/24/29	3.218%	3 month LIBOR(2)	(357,607)	(360,569)	(2,962)
	12,020	09/02/30	3.005%	3 month LIBOR(2)	19,439	(204,822)	(224,261)
ZAR	3,310	06/13/19	7.640%	3 month LIBOR(1)	—	(6,473)	(6,473)
ZAR	1,200	09/05/19	7.280%	3 month JIBAR(1)	1	(3,483)	(3,484)
ZAR	3,620	09/08/19	7.310%	3 month JIBAR(1)	3	(10,330)	(10,333)
ZAR	1,120	12/18/24	7.890%	3 month JIBAR(2)	—	6,635	6,635

					$143,118	$95,325	$(47,793)

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(5)		Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
CMBX.NA.AAA.6	05/11/63	0.500%	200		*	$(4,605)	$(4,787)	$182	Credit Suisse First Boston Corp.
CMBX.NA.AAA.6	05/11/63	0.500%	200		*	(4,605)	(5,029)	424	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	1,600		*	(56,292)	(44,287)	(12,005)	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	700		*	(24,629)	(25,681)	1,052	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	600		*	(21,111)	(21,672)	561	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	500		*	(17,591)	(19,286)	1,695	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400		*	(14,074)	(15,582)	1,508	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	400		*	(14,074)	(15,582)	1,508	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	400		*	(14,074)	(15,268)	1,194	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	400		*	(14,074)	(15,124)	1,050	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	400		*	(14,074)	(14,777)	703	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400		*	(14,074)	(14,520)	446	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	300		*	(10,555)	(10,055)	(500)	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	200		*	(7,037)	(7,388)	351	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	200		*	(7,037)	(7,031)	(6)	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	200		*	(7,037)	(7,260)	223	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	200		*	(7,037)	(7,569)	532	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	200		*	(7,037)	(7,404)	367	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	200		*	(7,037)	(7,188)	151	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	200		*	(7,037)	(7,706)	669	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	1,800		*	(86,800)	(72,434)	(14,366)	Barclays Capital Group
CMBX.NA.AAA.8	10/17/57	0.500%	1,800		*	(86,800)	(80,820)	(5,980)	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(5)		Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
CMBX.NA.AAA.8	10/17/57	0.500%	1,500		*	$(72,332)	$(65,300)	$(7,032)	Morgan Stanley
CMBX.NA.AAA.8	10/17/57	0.500%	1,400		*	(67,514)	(69,379)	1,865	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	900		*	(43,399)	(39,180)	(4,219)	Barclays Capital Group
CMBX.NA.AAA.8	10/17/57	0.500%	900		*	(43,399)	(36,749)	(6,650)	Barclays Capital Group
CMBX.NA.AAA.8	10/17/57	0.500%	900		*	(43,399)	(36,217)	(7,182)	Barclays Capital Group
CMBX.NA.AAA.8	10/17/57	0.500%	800		*	(38,578)	(33,769)	(4,809)	Barclays Capital Group
CMBX.NA.AAA.8	10/17/57	0.500%	700		*	(33,756)	(28,169)	(5,587)	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	700		*	(33,757)	(35,542)	1,785	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	500		*	(24,111)	(21,734)	(2,377)	Barclays Capital Group
CMBX.NA.AAA.8	10/17/57	0.500%	400		*	(19,289)	(20,138)	849	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	200		*	(9,645)	(9,822)	177	Morgan Stanley

						$(875,870)	$(822,449)	$(53,421)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(5)		Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	03/20/19	1.000%	80	0.732%		$(699)	$(213)	$(486)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	80	0.732%		(711)	(202)	(509)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	60	0.732%		(524)	(335)	(189)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	60	0.732%		(524)	(102)	(422)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	50	0.732%		(437)	(170)	(267)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.732%		(350)	(133)	(217)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	40	0.732%		(350)	(249)	(101)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.732%		(350)	(301)	(49)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.732%		(350)	(300)	(50)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.732%		(350)	(320)	(30)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.732%		(350)	(358)	8	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(5)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	03/20/19	1.000%	40	0.732%	$(350)	$(156)	$(194)	JPMorgan Chase
People’s Republic of China	03/20/19	1.000%	30	0.732%	(262)	(100)	(162)	JPMorgan Chase
People’s Republic of China	03/20/19	1.000%	20	0.732%	(175)	(68)	(107)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	20	0.732%	(175)	(82)	(93)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	20	0.732%	(175)	(67)	(108)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	20	0.732%	(175)	(133)	(42)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	10	0.732%	(87)	(66)	(21)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	10	0.732%	(87)	(44)	(43)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	160	0.786%	(1,205)	—	(1,205)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	140	0.786%	(1,054)	(2,155)	1,101	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	110	0.786%	(829)	(747)	(82)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	90	0.786%	(678)	(482)	(196)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	80	0.786%	(602)	(476)	(126)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	70	0.786%	(527)	(214)	(313)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	60	0.786%	(451)	(389)	(62)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	60	0.786%	(451)	(780)	329	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	50	0.786%	(376)	(223)	(153)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	50	0.786%	(376)	(331)	(45)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	50	0.786%	(376)	(352)	(24)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	40	0.786%	(301)	(275)	(26)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	40	0.786%	(301)	(98)	(203)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	0.786%	(226)	(196)	(30)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	0.786%	(226)	(292)	66	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	0.786%	(226)	(326)	100	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	0.786%	(226)	(193)	(33)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	20	0.786%	(150)	(123)	(27)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	20	0.786%	(150)	(126)	(24)	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(5)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	06/20/19	1.000%	10	0.786%	$(74)	$(57)	$(17)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	200	1.095%	829	1,318	(489)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	170	1.095%	705	914	(209)	JPMorgan Chase

					$(13,752)	$(9,002)	$(4,750)

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Value at Trade Date	Value at December 31, 2015(4)	Unrealized Depreciation
Centrally cleared credit default swaps—Buy Protection(1):
CDX.IG.25	12/20/20	43,050	1.000%	$(126,011)	$(248,336)	$(122,325)

Cash of $1,051,906 has been segregated with Barclays Capital Group to cover requirements for open contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

Currency swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
OTC currency swap agreements:
TRY	270	11.07%	123	3 Month LIBOR	Citigroup Global Markets	03/10/16	$(27,109)	$—	$(27,109)

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
OTC currency swap agreements (continued):
TRY	1,490	8.05%	668	3 Month LIBOR	Deutsche Bank AG	12/04/16	$(169,062)	$—	$(169,062)
TRY	514	8.08%	230	3 Month LIBOR	Deutsche Bank AG	12/05/16	(57,763)	—	(57,763)
ZAR	927	6.49%	89	3 Month LIBOR	Deutsche Bank AG	05/23/19	(29,026)	(85)	(28,941)
ZAR	1,180	6.34%	115	3 Month LIBOR	Deutsche Bank AG	05/12/24	(37,136)	546	(37,682)
ZAR	580	6.34%	56	3 Month LIBOR	Citigroup Global Markets	05/13/24	(18,459)	(147)	(18,312)
ZAR	1,190	6.34%	114	3 Month LIBOR	Morgan Stanley	05/13/24	(37,792)	(246)	(37,546)
ZAR	760	6.31%	71	3 Month LIBOR	Deutsche Bank AG	07/15/24	(21,352)	—	(21,352)
ZAR	650	6.16%	61	3 Month LIBOR	Morgan Stanley	07/17/24	(18,652)	—	(18,652)
ZAR	1,190	6.34%	111	3 Month LIBOR	Morgan Stanley	08/12/24	(34,040)	—	(34,040)

							$(450,391)	$68	$(450,459)

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation(1)
OTC swap agreements:
Deutsche Bank AG	01/12/16	COP	353,800	Pay or receive amounts based on market value fluctuation of Titulos de Tesoreria.	$641	$—	$641
Deutsche Bank AG	01/12/16	COP	39,800	Pay or receive amounts based on market value fluctuation of Titulos de Tesoreria.	143	—	143
Deutsche Bank AG	01/14/16	COP	50,900	Pay or receive amounts based on market value fluctuation of Titulos de Tesoreria.	251	—	251

					$1,035	$—	$1,035

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Fund	$28,130,543	$—	$—
Common Stocks	370,728,170	394,439,922	680,030
Exchange Traded Funds	4,058,444	—	—
Preferred Stocks	3,151,577	3,850,051	—
Rights	—	448	981
Unaffiliated Funds	19,528,794	135,141	—
Warrants	4,152	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	51,252,528	—
Non-Residential Mortgage-Backed Securities	—	47,776,564	—
Bank Loans	—	51,486,331	4,259,630
Commercial Mortgage-Backed Securities	—	74,612,289	—
Corporate Bonds	—	416,978,691	—
Foreign Government Bonds	—	65,642,916	—
Municipal Bonds	—	9,107,652	—
Residential Mortgage-Backed Securities	—	19,058,830	—
U.S. Government Agency Obligations	—	311,701,927	—
U.S. Treasury Obligations	—	76,687,644	—
Affiliated Money Market Mutual Fund	839,873,135	—	—
Foreign Treasury Obligations	—	492,209	—
Short Sales — U.S. Government Agency Obligations	—	(24,093,815)	—
Other Financial Instruments*
Futures Contracts	1,340,302	—	—
OTC Forward Foreign Currency Contracts	—	338,219	—
OTC Cross Currency Exchange Contracts	—	(899)	—
OTC interest rate swaps	—	(202,801)	—
Centrally cleared interest rate swaps	—	(47,793)	—
OTC credit default swaps	—	(889,622)	—
Centrally cleared credit default swaps	—	(122,325)	—
OTC Currency Swap Agreements	—	(450,391)	—
OTC Total Return Swaps	—	1,035	—

Total	$1,266,815,117	$1,497,754,751	$4,940,641

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (3.3% represents investments purchased with collateral from securities on loan)	31.5%
U.S. Government Agency Obligations	11.7
Banks	7.5
Real Estate Investment Trusts (REITs)	3.8
U.S. Treasury Obligations	2.9
Commercial Mortgage-Backed Securities	2.8
Foreign Government Bonds	2.5
Pharmaceuticals	2.3
Collateralized Loan Obligations	1.9

Insurance	1.9%
Non-Residential Mortgage-Backed Securities	1.8
Media	1.7
Oil, Gas & Consumable Fuels	1.3
Diversified Financial Services	1.3
Core Bonds	1.1
Software	1.0
Food Products	1.0
Technology Hardware, Storage & Peripherals	1.0
Telecommunications	1.0
Beverages	0.8
Chemicals	0.8
Food & Staples Retailing	0.8
Real Estate Management & Development	0.8
Agriculture	0.8
Unaffiliated Funds	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Industry table (continued)
Residential Mortgage-Backed Securities	0.7%
Automobiles	0.7
Industrial Conglomerates	0.6
IT Services	0.6
Diversified Telecommunication Services	0.6
Electric Utilities	0.6
Specialty Retail	0.6
Hotels, Restaurants & Leisure	0.6
Health Care Providers & Services	0.6
Pipelines	0.6
Oil & Gas	0.6
Internet Software & Services	0.6
Semiconductors & Semiconductor Equipment	0.5
Aerospace & Defense	0.5
Wireless Telecommunication Services	0.4
Electronic Equipment, Instruments & Components	0.4
Health Care Equipment & Supplies	0.4
Metals & Mining	0.4
Machinery	0.4
Road & Rail	0.4
Municipal Bonds	0.3
Multi-Utilities	0.3
Electric	0.3
Household Products	0.3
Commercial Services & Supplies	0.3
Household Durables	0.3
Textiles, Apparel & Luxury Goods	0.3
Communications Equipment	0.3
Auto Manufacturers	0.3
Iron/Steel	0.3
Capital Markets	0.3
Healthcare-Products	0.3
Construction & Engineering	0.3
Retail	0.3
Multiline Retail	0.3
Biotechnology	0.2
Healthcare-Services	0.2
Auto Components	0.2
Personal Products	0.2
Foods	0.2

Trading Companies & Distributors	0.2%
Electrical Equipment	0.2
Exchange Traded Funds	0.2
Containers & Packaging	0.2
Transportation Infrastructure	0.1
Air Freight & Logistics	0.1
Trucking & Leasing	0.1
Tobacco	0.1
Home Builders	0.1
Consumer Finance	0.1
Airlines	0.1
Gas Utilities	0.1
Independent Power & Renewable Electricity Producers	0.1
Internet	0.1
Life Sciences Tools & Services	0.1
Building Products	0.1
Real Estate	0.1
Semiconductors	0.1
Oil & Gas Services	0.1
Diversified Consumer Services	0.1
Household Products/Wares	0.1
Professional Services	0.1
Leisure Products	0.1
Distributors	0.1
Construction Materials	0.1
Commercial Services	0.1
Energy Equipment & Services	0.1
Paper & Forest Products	0.1
Computers	0.1
Water Utilities	0.1
Mining	0.1
Internet & Catalog Retail	0.1
Lodging	0.1
Electronics	0.1
U.S. Government Agency Obligations — Shorts	(0.9)

103.9
Liabilities in excess of other assets	(3.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$377,940	*	Due from/to broker-variation margin futures	$525,793	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	153,630		Unrealized depreciation on OTC swap agreements	806,820
Interest rate contracts	Premiums paid for OTC swap agreements	546		Premiums received for OTC swap agreements	548
Interest rate contracts	Due from/to broker-variation margin swaps	266,007	*	Due from/to broker-variation margin swaps	313,800	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,055,539		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,717,320

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	$2,564		Unrealized depreciation on OTC cross currency exchange contracts	$3,463
Credit contracts	—	—		Due from/to broker-variation margin swaps	122,325	*
Credit contracts	Unrealized appreciation on OTC swap agreements	18,896		Unrealized depreciation on OTC swap agreements	77,067
Credit contracts	Premiums paid for OTC swap agreements	2,232		Premiums received for OTC swap agreements	833,683
Equity contracts	Due from/to broker-variation margin futures	4,227,591	*	Due from/to broker-variation margin futures	2,739,436	*
Equity contracts	Unrealized appreciation on OTC swap agreements	1,035		—	—
Equity contracts	Unaffiliated investments	5,581		—	—

Total		$8,111,561			$8,140,255

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$8,537,923	$(3,750,946)	$—	$4,786,977
Foreign exchange contracts	—	—	82,288	(9,023,290)	(8,941,002)
Credit contracts	—	—	(281,956)	—	(281,956)
Equity contracts	47,609	27,865,342	4,413	—	27,917,364

Total	$47,609	$36,403,265	$(3,946,201)	$(9,023,290)	$23,481,383

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$1,321,000	$(154,024)	$—	$1,166,976
Foreign exchange contracts	—	—	—	—	2,100,667	2,100,667
Credit contracts	—	—	—	28,755	—	28,755
Equity contracts	(9,590)	(268)	(19,362,966)	1,035	—	(19,371,789)

Total	$(9,590)	$(268)	$(18,041,966)	$(124,234)	$2,100,667	$(16,075,391)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Interest Rate Swap Agreements(3)	Credit Default Swap Agreements- Buy Protection(3)	Credit Default Swap Agreements- Sell Protection(3)	Total Return Swap Agreements(3)	Currency Swap Agreements(3)
$959,573,386	$70,929,422	$380,747	$246,492,358	$149,365,680	$129,428	$10,668	$32,445	$67	$1,635

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$10,684	$(10,373)	$—	$311
Barclays Capital Group	17,243	(17,243)	—	—
BNP Paribas	16,665	(1,179)	—	15,486
Citigroup Global Markets	136,531	(136,531)	—	—
Credit Suisse First Boston Corp.	25,964	(25,964)	—	—
Deutsche Bank AG	82,240	(82,240)	—	—
Hong Kong & Shanghai Bank	27,280	(27,280)	—	—
JPMorgan Chase	23,036	(23,036)	—	—
Morgan Stanley	2,638,331	(2,638,331)	—	—
RBC Dominion Securities	3,206	(3,206)	—	—
Royal Bank of Scotland Group PLC	69,653	(8,094)	—	61,559
Standard Chartered PLC	146,686	(33,403)	—	113,283
State Street Bank	189	(189)	—	—
UBS AG	27,773	(27,773)	—	—
Westpac Banking Corp.	8,961	(117)	—	8,844

	$3,234,442

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(10,373)	$10,373	$—	$—
Barclays Capital Group	(606,186)	17,243	520,000	(68,943)
BNP Paribas	(1,179)	1,179	—	—
Citigroup Global Markets	(138,601)	136,531	—	(2,070)
Credit Suisse First Boston Corp.	(358,446)	25,964	350,000	—
Deutsche Bank AG	(425,089)	82,240	290,000	(52,849)
Hong Kong & Shanghai Bank	(45,799)	27,280	—	(18,519)
JPMorgan Chase	(67,351)	23,036	—	(44,315)
Morgan Stanley	(2,694,656)	2,638,331	230,000	—
RBC Dominion Securities	(4,830)	3,206	—	(1,624)
Royal Bank of Scotland Group PLC	(8,094)	8,094	—	—
Standard Chartered PLC	(33,403)	33,403	—	—
State Street Bank	(10,222)	189	—	(10,033)
UBS AG	(34,555)	27,773	—	(6,782)
Westpac Banking Corp.	(117)	117	—	—

	$(4,438,901)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $86,459,219:
Unaffiliated investments (cost $1,952,987,474)	$1,925,634,921
Affiliated investments (cost $868,769,536)	868,003,678
Cash	403,756
Foreign currency, at value (cost $4,098,003)	4,019,506
Deposit with Broker for futures and centrally cleared swaps	38,968,762
Receivable for investments sold	49,029,249
Dividends and interest receivable	9,281,739
Unrealized appreciation on OTC forward foreign currency contracts	3,055,539
Tax reclaim receivable	1,506,772
Cash segregated for Counterparty—OTC	1,390,000
Receivable for fund share sold	324,315
Receivable from affiliate	300,357
Unrealized appreciation on OTC swap agreements	173,561
Due from broker-variation margin swaps	22,165
Premiums paid for OTC swap agreements	2,778
Unrealized appreciation on OTC cross currency exchange contracts	2,564
Prepaid expenses	22,531

Total Assets	2,902,142,193

LIABILITIES:
Payable for investments purchased	112,544,934
Payable to broker for collateral for securities on loan	89,206,232
U.S. Government Agency Obligations—Short (proceeds received $24,117,247)	24,093,815
Due to broker-variation margin futures	3,698,414
Unrealized depreciation on OTC forward foreign currency contracts	2,717,320
Cash segregated from Counterparty—OTC	1,290,000
Unrealized depreciation on OTC swap agreements	883,887
Premiums received for OTC swap agreements	834,231
Advisory fees payable	502,773
Accrued expenses and other liabilities	464,603
Distribution fee payable	73,534
Payable for fund share repurchased	19,483
Unrealized depreciation on OTC cross currency exchange contracts	3,463
Affiliated transfer agent fee payable	340
Foreign withholding taxes payable	18

Total Liabilities	236,333,047

NET ASSETS	$2,665,809,146

Net assets were comprised of:
Paid-in capital	$2,133,003,748
Retained earnings	532,805,398

Net assets, December 31, 2015	$2,665,809,146

Net asset value and redemption price per share, $2,665,809,146 / 222,309,913 outstanding shares of beneficial interest	$11.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$32,980,360
Unaffiliated dividend income (net) (foreign withholding tax $1,751,785, includes $147,656 reimbursable by an affiliate)	23,395,598
Affiliated dividend income	1,564,300
Affiliated income from securities lending, net	236,724

58,176,982

EXPENSES
Advisory fees	24,387,914
Distribution fee	5,011,488
Custodian and accounting fees	1,145,000
Audit fee	57,000
Trustees’ fees	37,000
Insurance expenses	37,000
Shareholders’ reports	31,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	1,435
Miscellaneous	238,388

Total expenses	30,968,225
Less: advisory fee waivers and/or expense reimbursement	(6,575,248)
Less: distribution fee waiver	(50,000)

Net expenses	24,342,977

NET INVESTMENT INCOME	33,834,005

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	16,236,437
Futures transactions	36,403,265
Short sales transactions	(1,895,547)
Swap agreements transactions	(3,946,201)
Foreign currency transactions	(12,346,279)

34,451,675

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(648,034))	(78,803,343)
Futures	(18,041,966)
Short sales	209,057
Swap agreements	(124,234)
Foreign currencies	2,244,125

(94,516,361)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(60,064,686)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,230,681)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$33,834,005	$35,039,594
Net realized gain on investment and foreign currency transactions	34,451,675	66,674,159
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(94,516,361)	14,676,274

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,230,681)	116,390,027

FUND SHARE TRANSACTIONS:
Fund share sold [7,679,900 and 13,281,323 shares, respectively]	93,137,714	157,549,886
Fund share repurchased [33,304,244 and 17,309,421 shares, respectively]	(401,099,745)	(204,420,157)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(307,962,031)	(46,870,271)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(334,192,712)	69,519,756
NET ASSETS:
Beginning of year	3,000,001,858	2,930,482,102

End of year	$2,665,809,146	$3,000,001,858

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 87.7%
COMMON STOCKS — 51.1%	Shares	Value (Note 2)
Australia — 0.1%
BHP Billiton Ltd.	110,650	$1,424,014
Oil Search Ltd.	252,016	1,226,648
South32 Ltd.*	118,500	91,032
Star Entertainment Group Ltd. (The)	162,832	597,501
Woodside Petroleum Ltd.	26,157	544,953

		3,884,148

Belgium — 0.2%
Ageas	13,108	608,396
Anheuser-Busch InBev NV	36,694	4,566,492
bpost SA	20,546	504,148
Delhaize Group	6,031	586,980

		6,266,016

Bermuda
Teekay Corp.(a)	59,300	585,291

Brazil — 0.1%
Banco do Brasil SA	254,456	948,040
Estacio Participacoes SA	78,710	277,537
JBS SA	155,784	486,302
MRV Engenharia e Participacoes SA	166,030	364,269
Porto Seguro SA	37,345	271,763
Sul America SA, UTS	23,200	109,132

		2,457,043

Canada — 0.2%
Brookfield Asset Management, Inc. (Class A Stock), (TSX)	28,770	907,118
Brookfield Asset Management, Inc. (Class A Stock), (XYSE)	17,559	553,914
Canadian Imperial Bank of Commerce	9,828	647,695
Canadian Pacific Railway Ltd.	8,481	1,082,176
Cenovus Energy, Inc.	44,320	560,526
First Quantum Minerals Ltd.	145,182	543,501
Gildan Activewear, Inc.	8,682	246,742
Loblaw Cos. Ltd.	10,248	483,923
Novadaq Technologies, Inc.*(a)	97,545	1,242,723
Suncor Energy, Inc.	21,701	560,208

		6,828,526

China — 1.4%
ANTA Sports Products Ltd.	206,000	563,176
Bank of China Ltd. (Class H Stock)	4,709,000	2,089,446
Belle International Holdings Ltd.	1,230,000	920,295
China CITIC Bank Corp. Ltd. (Class H Stock)*	1,955,000	1,260,023
China Construction Bank Corp. (Class H Stock)	5,904,000	4,027,402
China Everbright Bank Co. Ltd. (Class H Stock)	1,214,000	587,828
China Lesso Group Holdings Ltd.	312,000	216,515
China Merchants Bank Co. Ltd. (Class H Stock)	661,500	1,548,466
China Mobile Ltd.	283,000	3,185,478
China Overseas Land & Investment Ltd.	1,342,000	4,671,989
China Railway Construction Corp. Ltd. (Class H Stock)	342,500	421,538
China Vanke Co. Ltd.	316,400	944,175
Chlitina Holding Ltd.	30,000	311,082

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	546,000	$327,939
CNOOC Ltd.	4,209,000	4,380,626
Geely Automobile Holdings Ltd.	1,760,000	929,997
GOME Electrical Appliances Holding Ltd.	2,092,000	346,784
Great Wall Motor Co. Ltd. (Class H Stock)	628,000	725,357
Huadian Power International Corp. Ltd. (Class H Stock)	724,000	468,483
Huaneng Power International, Inc. (Class H Stock)	528,000	452,122
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,046,000	626,992
Jiangnan Group Ltd.	990,000	193,437
NetEase, Inc., ADR	9,930	1,799,713
PICC Property & Casualty Co. Ltd. (Class H Stock)	682,000	1,345,938
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	429,500	2,368,566
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	149,600	322,449
Shenzhen Expressway Co. Ltd. (Class H Stock)	406,000	357,487
Shenzhen International Holdings Ltd.	362,750	667,497
Sinopharm Group Co. Ltd. (Class H Stock)	238,400	951,746
Sunny Optical Technology Group Co. Ltd.	131,000	298,779
Tencent Holdings Ltd.	109,500	2,144,008
Trina Solar Ltd., ADR*(a)	33,560	369,831
Xinjiang Goldwind Science & Technology Co. Ltd. (Class H Stock)	135,600	258,528
Xinyi Solar Holdings Ltd.	762,000	308,925
Zhejiang Expressway Co. Ltd. (Class H Stock)	488,000	583,083
ZTE Corp. (Class H Stock)	233,600	530,293

		41,505,993

Denmark — 0.1%
Novo Nordisk A/S (Class B Stock)	27,600	1,597,991
Pandora A/S	5,128	646,558

		2,244,549

Egypt
Commercial International Bank Egypt SAE, GDR	115,485	496,585

Finland — 0.1%
Nokia OYJ	222,781	1,576,077
UPM-Kymmene OYJ	112,676	2,091,877

		3,667,954

France — 1.1%
Accor SA	43,890	1,900,884
Airbus Group SE	33,305	2,244,349
AXA SA	170,749	4,665,498
BNP Paribas SA	81,302	4,599,874
Cap Gemini SA	6,777	628,811
Credit Agricole SA	42,315	498,649
Essilor International SA	14,317	1,784,423
Hermes International	578	195,379
Imerys SA	12,990	907,374
Kering	5,940	1,015,597
LVMH Moet Hennessy Louis Vuitton SE	13,280	2,085,904

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Orange SA	43,952	$735,133
Pernod Ricard SA	11,550	1,317,220
Renault SA	6,455	646,120
Safran SA	8,055	553,404
Sanofi	44,673	3,807,132
Schneider Electric SE	38,840	2,206,277
Technip SA	24,750	1,230,831
Teleperformance	8,222	691,371
Valeo SA	4,022	620,094
Vinci SA	9,180	588,393

		32,922,717

Germany — 0.9%
Allianz SE	17,610	3,104,273
Bayer AG	52,539	6,561,651
Bayerische Motoren Werke AG	6,802	716,605
Continental AG	22,236	5,379,138
Daimler AG	32,676	2,730,225
Fresenius Medical Care AG & Co. KGaA	26,390	2,217,684
HeidelbergCement AG	8,781	715,634
Infineon Technologies AG	102,060	1,487,911
OSRAM Licht AG	11,902	497,256
SAP SE	46,287	3,673,040

		27,083,417

Hong Kong — 0.3%
Cheung Kong Property Holdings Ltd.	299,500	1,937,461
CK Hutchison Holdings Ltd.	269,296	3,619,858
Hang Lung Properties Ltd.	455,000	1,030,966
Lee & Man Paper Manufacturing Ltd.	577,000	320,939
REXLot Holdings Ltd.(g)	1,475,000	—
Sands China Ltd.	475,600	1,612,376
Sino Biopharmaceutical Ltd.	930,000	840,829
Skyworth Digital Holdings Ltd.	598,000	387,943

		9,750,372

Hungary
MOL Hungarian Oil & Gas PLC	7,520	366,771
OTP Bank PLC	28,860	593,401

		960,172

India — 0.2%
Dr. Reddy’s Laboratories Ltd., ADR	4,990	230,987
HDFC Bank Ltd., ADR	35,211	2,168,998
ICICI Bank Ltd., ADR	152,049	1,190,544
Reliance Industries Ltd., GDR, 144A	70,976	2,167,643
Wipro Ltd., ADR(a)	87,890	1,014,251

		6,772,423

Indonesia — 0.1%
Astra International Tbk PT	3,361,700	1,448,061

Ireland — 0.2%
Ryanair Holdings PLC, ADR	7,898	682,861
Shire PLC	39,256	2,693,268
XL Group PLC	29,189	1,143,625

		4,519,754

Israel — 0.1%
CaesarStone Sdot-Yam Ltd.*	26,808	1,161,859

COMMON STOCKS (continued)	Shares	Value (Note 2)
Israel (continued)
Teva Pharmaceutical Industries Ltd., ADR	43,124	$2,830,659

		3,992,518

Italy — 0.1%
Enel SpA	368,755	1,546,310
Intesa Sanpaolo SpA	278,799	925,896
Mediobanca SpA	52,745	505,619
Telecom Italia SpA*(a)	456,910	579,052

		3,556,877

Japan — 2.3%
Astellas Pharma, Inc.	157,800	2,246,404
Bank of Yokohama Ltd. (The)	83,000	508,757
Daicel Corp.	41,600	619,087
Daikin Industries Ltd.	56,900	4,143,554
Dentsu, Inc.	24,700	1,351,392
East Japan Railway Co.	20,400	1,920,985
FANUC Corp.	9,900	1,705,670
Fuji Heavy Industries Ltd.	16,500	679,739
FUJIFILM Holdings Corp.	15,500	646,854
Honda Motor Co. Ltd.(a)	88,700	2,834,989
Inpex Corp.	142,000	1,384,345
ITOCHU Corp.	41,100	486,149
Japan Airlines Co. Ltd.	52,900	1,893,445
Japan Tobacco, Inc.	106,800	3,921,031
KDDI Corp.	95,200	2,472,363
Keyence Corp.	3,400	1,868,658
Komatsu Ltd.	73,600	1,204,276
Kubota Corp.	156,000	2,409,989
Makita Corp.	31,200	1,797,952
Mazda Motor Corp.	26,700	550,948
Mitsubishi Corp.	33,700	560,536
Mitsubishi UFJ Financial Group, Inc.	497,600	3,082,258
Mitsui Fudosan Co. Ltd.	185,000	4,643,109
Nidec Corp.	17,300	1,254,527
Nippon Telegraph & Telephone Corp.	16,100	640,750
Nissan Motor Co. Ltd.	62,800	657,563
Nitto Denko Corp.	9,400	686,253
Obayashi Corp.	53,000	489,042
ORIX Corp.	43,900	615,850
Sekisui House Ltd.	34,300	576,712
Shin-Etsu Chemical Co. Ltd.	21,200	1,152,556
SMC Corp.	9,100	2,363,579
Sompo Japan Nipponkoa Holdings, Inc.	14,900	489,237
Sony Corp.	42,500	1,044,514
Sumitomo Chemical Co. Ltd.	81,000	465,191
Sumitomo Electric Industries Ltd.	35,800	505,526
Sumitomo Mitsui Financial Group, Inc.	121,900	4,600,634
Suzuki Motor Corp.	53,000	1,610,342
Tokyo Electron Ltd.	27,800	1,684,259
Toyota Motor Corp.	57,300	3,528,478
West Japan Railway Co.	8,200	566,809
Yamaha Corp.	27,400	661,830

		66,526,142

Luxembourg — 0.1%
ArcelorMittal(a)	271,432	1,145,233

Macau
Wynn Macau Ltd.	349,200	405,697

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Netherlands — 0.8%
AerCap Holdings NV*	9,328	$402,596
Akzo Nobel NV	36,930	2,467,626
ASML Holding NV	36,420	3,235,989
Heineken NV	6,426	547,607
ING Groep NV, CVA	374,462	5,066,511
NN Group NV	17,699	624,476
NXP Semiconductors NV*	81,427	6,860,225
RELX NV	32,953	555,007
Royal Dutch Shell PLC (Class A Stock), (XLON)	60,571	1,371,890
Steinhoff International Holdings NV	277,963	1,443,932

		22,575,859

Norway — 0.1%
Norsk Hydro ASA	788,985	2,932,737
Statoil ASA	45,156	629,781
Yara International ASA	10,301	443,028

		4,005,546

Poland — 0.1%
Eurocash SA	25,290	311,661
Polski Koncern Naftowy Orlen SA	55,235	950,831
Polskie Gornictwo Naftowe i Gazownictwo SA	328,820	429,165

		1,691,657

Russia — 0.3%
Gazprom PAO, ADR	273,100	1,002,277
Lukoil PJSC, ADR	40,340	1,297,133
Magnit OJSC	3,150	484,132
Magnitogorsk Iron & Steel Works	1,251,120	323,143
MMC Norilsk Nickel PJSC, ADR	67,430	850,313
Mobile TeleSystems PJSC, ADR	85,910	530,924
Moscow Exchange MICEX-RTS OAO	293,640	367,127
QIWI PLC, ADR	17,780	319,151
Sberbank of Russia PJSC, ADR	249,707	1,445,804
Severstal PAO, GDR, RegS	52,180	435,458
Tatneft, ADR	28,219	739,019

		7,794,481

Singapore — 0.4%
Avago Technologies Ltd.	80,429	11,674,269

South Africa — 0.2%
Imperial Holdings Ltd.	31,480	244,022
Naspers Ltd. (Class N Stock)	25,220	3,447,179
Netcare Ltd.	303,340	664,371
Pick’n Pay Stores Ltd.	73,600	309,154
Pioneer Foods Group Ltd.	32,600	334,401
SPAR Group Ltd. (The)	49,290	586,467

		5,585,594

South Korea — 0.9%
Coway Co. Ltd.*	12,940	921,354
Crown Confectionery Co. Ltd.*	490	224,810
GS Home Shopping, Inc.*	1,380	195,892
GS Retail Co. Ltd.*	9,972	454,317
Hana Tour Service, Inc.	1,940	188,691
Hankook Tire Co. Ltd.*	8,240	328,659
Hyosung Corp.*	8,730	863,428
Hyundai Mobis Co. Ltd.*	4,150	868,303
Industrial Bank of Korea*	87,260	912,431

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Kangwon Land, Inc.*	22,170	$723,593
KB Financial Group, Inc.*	29,160	821,548
Kia Motors Corp.	31,734	1,415,018
Korea Electric Power Corp.*	13,230	560,518
KT&G Corp.	14,795	1,314,760
LG Display Co. Ltd.*	37,870	784,377
Lotte Chemical Corp.*	3,724	759,872
Meritz Securities Co. Ltd.*	98,926	331,970
NCSoft Corp.	5,963	1,074,984
Samsung Electronics Co. Ltd.	1,794	1,913,449
Samsung Electronics Co. Ltd., GDR	14,620	7,770,530
SK Hynix, Inc.	47,530	1,227,841
S-Oil Corp.	13,800	924,411
Yuhan Corp.*	1,370	316,048

		24,896,804

Spain — 0.1%
Ferrovial SA	27,812	628,922
Iberdrola SA	76,915	545,251
Repsol SA	46,421	511,064

		1,685,237

Sweden — 0.1%
Electrolux AB (Class B Stock)	94,544	2,281,102
Svenska Cellulosa AB (Class B Stock)	17,925	519,469
Swedish Match AB	16,032	566,529
Trelleborg AB (Class B Stock)	28,032	544,040

		3,911,140

Switzerland — 1.3%
Actelion Ltd.*	3,095	430,031
Adecco SA*	8,535	584,159
Cie Financiere Richemont SA	39,773	2,846,671
Credit Suisse Group AG*	109,315	2,354,860
Glencore PLC*	459,415	608,788
LafargeHolcim Ltd., NYSE*	22,207	1,123,346
LafargeHolcim Ltd., OMXS*	18,438	923,280
Lonza Group AG*	3,903	634,764
Nestle SA	16,740	1,242,698
Novartis AG	93,939	8,080,565
Roche Holding AG	33,471	9,275,096
Swiss Re AG	5,882	574,473
TE Connectivity Ltd.	38,665	2,498,146
UBS Group AG	292,183	5,668,196
Zurich Insurance Group AG*	9,490	2,437,981

		39,283,054

Taiwan — 0.7%
Advanced Semiconductor Engineering, Inc.	1,382,000	1,587,533
Casetek Holdings Ltd.	56,000	227,421
Catcher Technology Co. Ltd.	121,000	1,008,707
Cathay Financial Holding Co. Ltd.	1,067,000	1,494,804
Chicony Electronics Co. Ltd.	263,245	575,817
Coretronic Corp.	229,000	189,191
Elite Material Co. Ltd.	244,000	424,411
Feng TAY Enterprise Co. Ltd.	59,830	304,266
FLEXium Interconnect, Inc.	199,000	472,263
Fubon Financial Holding Co. Ltd.	883,000	1,201,083
Grape King BIO Ltd.	86,000	476,410
Hota Industrial Manufacturing Co. Ltd.	69,000	252,464
Innolux Corp.	731,000	219,717

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Mega Financial Holding Co. Ltd.	1,663,945	$1,072,768
Pegatron Corp.	406,000	883,037
Pou Chen Corp.	464,000	605,483
Shin Zu Shing Co. Ltd.*	119,000	456,321
Taiwan Paiho Ltd.	144,000	317,443
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	283,580	6,451,445
Uni-President Enterprises Corp.	614,000	1,023,498
Win Semiconductors Corp.	222,229	332,908
Zhen Ding Technology Holding Ltd.	181,000	412,688

		19,989,678

Thailand
Krung Thai Bank PCL, NVDR	1,826,300	842,282
Thai Union Group PCL, NVDR	558,600	265,360

		1,107,642

Turkey — 0.1%
Arcelik A/S	74,910	358,606
Dogus Otomotiv Servis ve Ticaret A/S	38,660	146,053
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	397,300	353,691
Ford Otomotiv Sanayi A/S	20,170	209,220
TAV Havalimanlari Holding A/S	72,340	450,930
Tofas Turk Otomobil Fabrikasi A/S	38,980	253,057
Turkiye Halk Bankasi A/S	271,450	964,799
Turkiye Is Bankasi (Class C Stock)	698,080	1,098,472

		3,834,828

United Arab Emirates
Dubai Islamic Bank PJSC	247,790	414,693

United Kingdom — 2.4%
3i Group PLC	72,543	513,884
Aggreko PLC	34,106	459,128
ARM Holdings PLC	138,670	2,113,624
Associated British Foods PLC	52,750	2,595,692
Atlassian Corp. PLC (Class A Stock)*	6,900	207,552
Aviva PLC	137,906	1,046,778
Barclays PLC	971,755	3,127,874
Barratt Developments PLC	57,050	525,703
BG Group PLC	433,808	6,288,448
British American Tobacco PLC	94,166	5,229,449
British Land Co. PLC, REIT	48,454	560,658
BT Group PLC	76,424	530,659
Burberry Group PLC	91,240	1,605,288
Direct Line Insurance Group PLC	97,856	586,563
HSBC Holdings PLC, (XHKG)	461,200	3,646,527
Imperial Tobacco Group PLC	57,013	3,011,311
Informa PLC	46,800	422,955
InterContinental Hotels Group PLC	38,514	1,501,229
ITV PLC	158,538	645,468
Lloyds Banking Group PLC	2,899,790	3,120,178
Meggitt PLC	218,740	1,207,727
Pentair PLC(a)	8,800	435,864
Persimmon PLC*	17,002	507,229
Playtech PLC	30,740	376,349
Prudential PLC	294,297	6,630,400
Reckitt Benckiser Group PLC	30,900	2,859,081
Rio Tinto Ltd.	31,000	1,002,524
Rio Tinto PLC	63,288	1,842,658

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
SABMiller PLC	17,772	$1,063,199
Standard Chartered PLC	212,502	1,763,172
Tullow Oil PLC*	70,280	172,149
Unilever NV, CVA	21,835	951,664
Unilever PLC	47,720	2,046,826
Vodafone Group PLC	2,442,910	7,921,834
Wolseley PLC	24,858	1,350,118
WPP PLC	131,485	3,024,407

		70,894,169

United States — 36.0%
A.O. Smith Corp.	5,173	396,304
Abbott Laboratories	62,096	2,788,731
Acadia Healthcare Co., Inc.*	41,628	2,600,085
Accenture PLC (Class A Stock)	60,946	6,368,858
ACE Ltd.	52,542	6,139,532
Acuity Brands, Inc.(a)	24,953	5,834,011
Adobe Systems, Inc.*	78,208	7,346,860
Advanced Drainage Systems, Inc.(a)	22,342	536,878
Aetna, Inc.	61,367	6,635,000
Affiliated Managers Group, Inc.*	14,828	2,368,921
Air Products & Chemicals, Inc.	15,181	1,975,200
Airgas, Inc.	2,986	413,024
Albemarle Corp.	5,329	298,477
Alexandria Real Estate Equities, Inc., REIT	22,820	2,062,015
Alexion Pharmaceuticals, Inc.*	19,363	3,693,492
Alleghany Corp.*	2,402	1,147,988
Allegion PLC	11,393	751,027
Allergan PLC*	27,517	8,599,062
Alliance Data Systems Corp.*	2,100	580,797
Allied World Assurance Co. Holdings AG	29,310	1,090,039
Ally Financial, Inc.*	116,100	2,164,104
Alphabet, Inc. (Class A Stock)*	8,179	6,363,344
Alphabet, Inc. (Class C Stock)*	30,032	22,790,684
Altria Group, Inc.	21,857	1,272,296
Amazon.com, Inc.*	21,041	14,221,401
American Campus Communities, Inc., REIT	8,478	350,481
American Electric Power Co., Inc.	47,800	2,785,306
American Homes 4 Rent (Class A Stock), REIT	77,997	1,299,430
American International Group, Inc.	77,281	4,789,104
American Residential Properties, Inc., REIT	44,600	842,940
Ameriprise Financial, Inc.	21,084	2,243,759
AmerisourceBergen Corp.	6,095	632,112
AMETEK, Inc.	8,676	464,947
Amphenol Corp. (Class A Stock)	55,525	2,900,071
AmTrust Financial Services, Inc.	12,992	800,047
Anadarko Petroleum Corp.	21,551	1,046,948
Analog Devices, Inc.	19,495	1,078,463
Apartment Investment & Management Co. (Class A Stock), REIT	88,572	3,545,537
Apple, Inc.	185,520	19,527,835
Aramark	8,970	289,283
Arista Networks, Inc.*(a)	43,143	3,358,251
Arrow Electronics, Inc.*	43,345	2,348,432
Arthur J Gallagher & Co.	16,459	673,831
AT&T, Inc.	86,674	2,982,452
AutoZone, Inc.*	2,993	2,220,537
AvalonBay Communities, Inc., REIT	49,888	9,185,877
Axiall Corp.	17,094	263,248

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Baker Hughes, Inc.	17,069	$787,734
Ball Corp.	34,580	2,515,003
Bank of America Corp.	819,431	13,791,024
BB&T Corp.	30,522	1,154,037
Bed Bath & Beyond, Inc.*	41,493	2,002,037
Best Buy Co., Inc.	112,270	3,418,621
Biogen, Inc.*	15,079	4,619,452
BioMarin Pharmaceutical, Inc.*	13,574	1,422,012
BioMed Realty Trust, Inc., REIT	123,400	2,923,346
BlackRock, Inc.	6,953	2,367,636
Boston Properties, Inc., REIT	30,375	3,874,027
Boston Scientific Corp.*	265,112	4,888,665
Brandywine Realty Trust, REIT	40,800	557,328
Brinker International, Inc.	9,600	460,320
Bristol-Myers Squibb Co.	77,681	5,343,676
Brixmor Property Group, Inc., REIT	109,809	2,835,268
Broadcom Corp. (Class A Stock)	33,431	1,932,980
Broadridge Financial Solutions, Inc.	8,952	480,991
Cabot Oil & Gas Corp.	66,314	1,173,095
Camden Property Trust, REIT	20,050	1,539,038
Capital One Financial Corp.	65,197	4,705,919
Carlisle Cos., Inc.	60,974	5,407,784
Cavium, Inc.*	2,419	158,952
CBRE Group, Inc. (Class A Stock)*	120,659	4,172,388
CBS Corp. (Class B Stock)	46,642	2,198,237
Celgene Corp.*	67,524	8,086,674
CenterPoint Energy, Inc.	34,447	632,447
Charles Schwab Corp. (The)	172,358	5,675,749
Charter Communications, Inc. (Class A Stock)*(a)	32,908	6,025,455
Chesapeake Lodging Trust, REIT	13,400	337,144
Chevron Corp.	58,225	5,237,921
Chipotle Mexican Grill, Inc.*	2,195	1,053,271
Chubb Corp. (The)	19,478	2,583,562
Ciena Corp.*(a)	10,171	210,438
Cigna Corp.	8,506	1,244,683
Cisco Systems, Inc.	103,715	2,816,381
CIT Group, Inc.	31,000	1,230,700
Citigroup, Inc.	218,990	11,332,732
Citizens Financial Group, Inc.	85,897	2,249,642
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	72,300	404,157
ClubCorp Holdings, Inc.	29,100	531,657
CMS Energy Corp.	42,252	1,524,452
CNO Financial Group, Inc.	69,400	1,324,846
Coca-Cola Co. (The)	46,366	1,991,883
Cognizant Technology Solutions Corp. (Class A Stock)*	71,518	4,292,510
Columbia Pipeline Group, Inc.	90,279	1,805,580
Columbia Property Trust, Inc., REIT	24,500	575,260
Columbia Sportswear Co.	7,351	358,435
Comcast Corp. (Class A Stock)	53,241	3,004,390
CommScope Holding Co., Inc.	10,058	260,402
ConAgra Foods, Inc.	14,327	604,026
Concho Resources, Inc.*	35,148	3,263,843
Constellation Brands, Inc. (Class A Stock)	13,857	1,973,791
CoStar Group, Inc.*	11,061	2,286,198
Costco Wholesale Corp.	32,954	5,322,071
Crown Holdings, Inc.*	33,009	1,673,556
CSX Corp.	18,069	468,891

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
CubeSmart, REIT	21,150	$647,613
CVS Health Corp.	23,710	2,318,127
D.R. Horton, Inc.	39,638	1,269,605
Darden Restaurants, Inc.	6,951	442,362
DCT Industrial Trust, Inc., REIT	10,400	388,648
DDR Corp., REIT	45,790	771,104
Delta Air Lines, Inc.	142,365	7,216,482
Deluxe Corp.	7,950	433,593
Devon Energy Corp.	33,293	1,065,376
DiamondRock Hospitality Co., REIT(a)	127,323	1,228,667
Discover Financial Services	62,912	3,373,341
Discovery Communications, Inc. (Class A Stock)(a)	18,711	499,209
DISH Network Corp. (Class A Stock)*	118,804	6,793,212
Dollar General Corp.	48,845	3,510,490
Douglas Emmett, Inc., REIT	54,620	1,703,052
Dover Corp.	35,930	2,202,868
Dow Chemical Co. (The)	18,754	965,456
Dr. Pepper Snapple Group, Inc.	27,712	2,582,758
Duke Energy Corp.	27,000	1,927,530
Duke Realty Corp., REIT	98,319	2,066,665
Dynegy, Inc.*	250	3,350
E.I. du Pont de Nemours & Co.	30,144	2,007,590
Eagle Materials, Inc.	26,885	1,624,661
East West Bancorp, Inc.	73,638	3,060,395
EastGroup Properties, Inc., REIT	16,400	912,004
Eaton Corp. PLC	43,597	2,268,788
eBay, Inc.*	17,510	481,175
Edgewell Personal Care Co.	4,878	382,289
Edison International	69,151	4,094,431
Edwards Lifesciences Corp.*	2,808	221,776
Electronic Arts, Inc.*	63,152	4,339,805
Eli Lilly & Co.	72,433	6,103,204
Energen Corp.	18,508	758,643
Energizer Holdings, Inc.	23,878	813,285
Entercom Communications Corp. (Class A Stock)*	46,080	517,478
Envision Healthcare Holdings, Inc.*	73,459	1,907,730
EOG Resources, Inc.	18,766	1,328,445
EQT Corp.	75,001	3,909,802
Equifax, Inc.	3,901	434,454
Equinix, Inc., REIT	11,045	3,340,008
Equity LifeStyle Properties, Inc., REIT	6,450	430,021
Equity One, Inc., REIT	26,860	729,249
Equity Residential, REIT	57,010	4,651,446
Essex Property Trust, Inc., REIT	18,056	4,322,787
Eversource Energy	31,120	1,589,298
Expedia, Inc.	19,520	2,426,336
Extra Space Storage, Inc., REIT	26,150	2,306,691
Exxon Mobil Corp.	90,215	7,032,259
Facebook, Inc. (Class A Stock)*	176,596	18,482,537
Fidelity National Information Services, Inc.	41,065	2,488,539
Fifth Third Bancorp	123,425	2,480,843
First Republic Bank	22,852	1,509,603
Fitbit, Inc. (Class A Stock)*(a)	6,237	184,553
Fluor Corp.	79,715	3,764,142
Foot Locker, Inc.	8,658	563,549
Ford Motor Co.	88,166	1,242,259
Fortune Brands Home & Security, Inc.(a)	76,218	4,230,099
Four Corners Property Trust, Inc., REIT	2,317	55,979

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
GameStop Corp. (Class A Stock)(a)	48,474	$1,359,211
Gap, Inc. (The)	78,153	1,930,379
Gartner, Inc.*	24,252	2,199,656
General Electric Co.	29,886	930,949
General Growth Properties, Inc., REIT	191,598	5,213,381
Genuine Parts Co.	33,601	2,885,990
Gilead Sciences, Inc.	74,069	7,495,042
Global Payments, Inc.	6,890	444,474
Guidewire Software, Inc.*	39,382	2,369,221
Halliburton Co.	20,976	714,023
Hanesbrands, Inc.	34,200	1,006,506
Harman International Industries, Inc.	26,155	2,464,063
Harris Corp.	51,296	4,457,622
Hartford Financial Services Group, Inc. (The)	80,504	3,498,704
HCA Holdings, Inc.*	18,000	1,217,340
HCP, Inc., REIT	174,615	6,677,278
HD Supply Holdings, Inc.*	113,735	3,415,462
Henry Schein, Inc.*	2,337	369,690
Hershey Co. (The)	11,017	983,488
Hewlett Packard Enterprise Co.	81,953	1,245,686
Hill-Rom Holdings, Inc.	12,002	576,816
Hilton Worldwide Holdings, Inc.	154,210	3,300,094
HollyFrontier Corp.	34,800	1,388,172
Hologic, Inc.*	12,648	489,351
Home Depot, Inc. (The)	42,823	5,663,342
Honeywell International, Inc.	63,982	6,626,616
Host Hotels & Resorts, Inc., REIT	60,880	933,899
HP, Inc.	154,764	1,832,406
Hubbell, Inc.	5,554	561,176
Humana, Inc.	39,015	6,964,568
Huntington Bancshares, Inc.	17,219	190,442
IDEX Corp.	7,036	539,028
Illinois Tool Works, Inc.	19,840	1,838,771
Illumina, Inc.*	33,241	6,380,444
Incyte Corp.*	2,470	267,871
Ingersoll-Rand PLC	11,066	611,839
Inovalon Holdings, Inc. (Class A Stock)*(a)	12,722	216,274
Intercept Pharmaceuticals, Inc.*	1,145	171,006
Intercontinental Exchange, Inc.	7,703	1,973,971
Interpublic Group of Cos., Inc. (The)	27,488	639,921
Invesco Ltd.	40,754	1,364,444
Jack Henry & Associates, Inc.	12,143	947,883
Jarden Corp.*(a)	31,544	1,801,794
Jazz Pharmaceuticals PLC*	2,814	395,536
Johnson & Johnson	49,861	5,121,722
Jones Lang LaSalle, Inc.	4,319	690,435
Juniper Networks, Inc.	22,939	633,116
KapStone Paper and Packaging Corp.	55,000	1,242,450
Kilroy Realty Corp., REIT	16,310	1,032,097
Kimberly-Clark Corp.	13,400	1,705,820
Kimco Realty Corp., REIT	215,083	5,691,096
Kinder Morgan, Inc.	79,500	1,186,140
Kite Pharma, Inc.*	20,673	1,273,870
Kite Realty Group Trust, REIT	20,750	538,047
KLA-Tencor Corp.(a)	33,598	2,330,022
Kohl’s Corp.	68,937	3,283,469
Korn/Ferry International	13,095	434,492
Kroger Co. (The)	70,932	2,967,086
L Brands, Inc.	5,639	540,329

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
L-3 Communications Holdings, Inc.	10,865	$1,298,476
La Quinta Holdings, Inc.*	59,800	813,878
Lam Research Corp.(a)	99,626	7,912,297
LaSalle Hotel Properties, REIT(a)	91,700	2,307,172
Lazard Ltd. (Class A Stock), MLP	49,994	2,250,230
Lear Corp.	4,370	536,767
Legg Mason, Inc.	46,781	1,835,219
Lennox International, Inc.	22,953	2,866,830
Liberty Property Trust, REIT	62,950	1,954,597
Loews Corp.	118,929	4,566,874
Lowe’s Cos., Inc.	146,953	11,174,306
LyondellBasell Industries NV (Class A Stock)	8,978	780,188
M&T Bank Corp.	31,875	3,862,668
Macerich Co. (The), REIT	47,800	3,856,982
Marathon Petroleum Corp.	28,236	1,463,754
Marriott International, Inc. (Class A Stock)	5,208	349,144
Marsh & McLennan Cos., Inc.	29,895	1,657,678
Martin Marietta Materials, Inc.	12,880	1,759,150
Masco Corp.	41,408	1,171,846
MasterCard, Inc. (Class A Stock)	43,772	4,261,642
Match Group, Inc.*	443	6,003
McCormick & Co., Inc.	6,361	544,247
McGraw Hill Financial, Inc.	36,742	3,622,026
McKesson Corp.	24,076	4,748,509
Media General, Inc.*	58,400	943,160
Merck & Co., Inc.	63,949	3,377,786
MetLife, Inc.	112,062	5,402,509
Microsoft Corp.	382,299	21,209,948
Middleby Corp. (The)*	3,792	409,043
Mobileye NV*	40,449	1,710,184
Mohawk Industries, Inc.*	33,364	6,318,808
Molson Coors Brewing Co. (Class B Stock)	38,770	3,641,278
Mondelez International, Inc. (Class A Stock)	71,182	3,191,801
Monster Beverage Corp.*	18,041	2,687,387
Morgan Stanley	258,063	8,208,984
Mosaic Co. (The)	157,944	4,357,675
MSC Industrial Direct Co., Inc. (Class A Stock)	7,812	439,581
Nasdaq, Inc.	11,743	683,090
National Bank Holdings Corp. (Class A Stock)	9,106	194,595
National Fuel Gas Co.	6,256	267,444
National Health Investors, Inc., REIT	14,950	910,007
National Healthcare Corp.(a)	8,600	530,620
Navient Corp.	44,512	509,662
Netflix, Inc.*	24,360	2,786,297
NextEra Energy, Inc.	54,609	5,673,329
NII Holdings, Inc.*	7,349	37,112
NIKE, Inc. (Class B Stock)	8,656	541,000
Nimble Storage, Inc.*(a)	5,758	52,974
Nordstrom, Inc.(a)	6,801	338,758
Norfolk Southern Corp.	4,426	374,395
Northern Trust Corp.	19,534	1,408,206
Northrop Grumman Corp.	7,780	1,468,941
Norwegian Cruise Line Holdings Ltd.*	49,011	2,872,045
Oaktree Capital Group LLC(a)	5,840	278,685
Occidental Petroleum Corp.	88,973	6,015,465
Old Dominion Freight Line, Inc.*(a)	20,323	1,200,480
Omega Healthcare Investors, Inc., REIT	34,130	1,193,867

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Oracle Corp.	11,625	$424,661
O’Reilly Automotive, Inc.*	2,320	587,934
Outfront Media, Inc., REIT	48,101	1,050,045
Owens Corning	10,880	511,686
PACCAR, Inc.	65,813	3,119,536
Palo Alto Networks, Inc.*	10,688	1,882,584
Paramount Group, Inc., REIT	21,550	390,055
Parkway Properties, Inc., REIT	39,400	615,822
PayPal Holdings, Inc.*	97,116	3,515,599
PBF Energy, Inc. (Class A Stock)	38,366	1,412,252
Pebblebrook Hotel Trust, REIT	70,600	1,978,212
PepsiCo, Inc.	38,869	3,883,790
Pfizer, Inc.	290,177	9,366,914
PG&E Corp.	9,434	501,794
Philip Morris International, Inc.	34,396	3,023,752
Phillips 66	30,636	2,506,025
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT	19,900	375,712
Pinnacle Foods, Inc.	13,201	560,514
Pioneer Natural Resources Co.	10,616	1,331,034
PNC Financial Services Group, Inc. (The)	38,345	3,654,662
Post Holdings, Inc.*(a)	17,800	1,098,260
Post Properties, Inc., REIT	6,700	396,372
PPG Industries, Inc.	24,066	2,378,202
PPL Corp.	45,153	1,541,072
Premier, Inc. (Class A Stock)*	7,635	269,286
Priceline Group, Inc. (The)*	2,893	3,688,431
Principal Financial Group, Inc.	13,649	613,932
Procter & Gamble Co. (The)	44,104	3,502,299
Progressive Corp. (The)	6,848	217,766
Prologis, Inc., REIT	179,602	7,708,518
Public Storage, REIT	24,410	6,046,357
PulteGroup, Inc.(a)	55,446	988,047
PVH Corp.	5,202	383,127
QUALCOMM, Inc.	31,900	1,594,521
Questar Corp.	32,755	638,067
Ralph Lauren Corp.	14,998	1,671,977
Range Resources Corp.	28,187	693,682
Rayonier, Inc., REIT	74,374	1,651,103
Raytheon Co.	5,534	689,149
Realty Income Corp., REIT	9,100	469,833
Regal Beloit Corp.	5,240	306,645
Regency Centers Corp., REIT	46,290	3,153,275
Regeneron Pharmaceuticals, Inc.*	8,747	4,748,484
Reinsurance Group of America, Inc.	6,288	537,938
Republic Services, Inc.	12,050	530,079
Retail Opportunity Investments Corp., REIT	21,750	389,325
Revance Therapeutics, Inc.*	32,068	1,095,443
Rexnord Corp.*	13,079	236,991
Reynolds American, Inc.	17,448	805,225
Rite Aid Corp.*	52,402	410,832
Ross Stores, Inc.	19,953	1,073,671
Royal Caribbean Cruises Ltd.	39,783	4,026,438
Santander Consumer USA Holdings, Inc.*	20,815	329,918
Sempra Energy	21,707	2,040,675
Senior Housing Properties Trust, REIT	75,650	1,122,646
ServiceNow, Inc.*	27,070	2,343,179
Sherwin-Williams Co. (The)	11,073	2,874,551
Signature Bank*(a)	22,322	3,423,525
Silgan Holdings, Inc.	11,260	604,887

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Simon Property Group, Inc., REIT	43,628	$8,483,028
Sirona Dental Systems, Inc.*(a)	5,593	612,825
SL Green Realty Corp., REIT	25,320	2,860,654
Snap-on, Inc.	7,173	1,229,667
SolarCity Corp.*	22,673	1,156,776
Southwestern Energy Co.*	70,775	503,210
Spirit Realty Capital, Inc., REIT	213,700	2,141,274
Splunk, Inc.*	23,520	1,383,211
Sprouts Farmers Market, Inc.*	70,915	1,885,630
Stanley Black & Decker, Inc.	19,365	2,066,826
Stanley Black & Decker, Inc., UTS*	6,148	718,025
Starbucks Corp.	46,415	2,786,292
Starwood Hotels & Resorts Worldwide, Inc.	7,704	533,733
Stericycle, Inc.*	23,158	2,792,855
Stryker Corp.	5,335	495,835
SunTrust Banks, Inc.	89,209	3,821,714
SVB Financial Group*	9,178	1,091,264
Synopsys, Inc.*	15,929	726,522
T. Rowe Price Group, Inc.	40,961	2,928,302
Tableau Software, Inc. (Class A Stock)*	4,108	387,056
Taubman Centers, Inc., REIT	7,670	588,442
TD Ameritrade Holding Corp.	11,260	390,835
TEGNA, Inc.	63,520	1,621,030
Teradyne, Inc.	29,878	617,578
Tesla Motors, Inc.*(a)	10,958	2,630,030
Texas Instruments, Inc.	67,323	3,689,974
Thermo Fisher Scientific, Inc.	4,199	595,628
Tiffany & Co.	48,593	3,707,160
Time Warner Cable, Inc.	4,846	899,369
Time Warner, Inc.	42,979	2,779,452
Time, Inc.	75,768	1,187,284
TJX Cos., Inc. (The)	65,476	4,642,904
T-Mobile US, Inc.*	56,441	2,207,972
Toll Brothers, Inc.*	52,266	1,740,458
Tractor Supply Co.	4,902	419,121
Travelers Cos., Inc. (The)	20,660	2,331,688
TreeHouse Foods, Inc.*	15,600	1,223,976
TripAdvisor, Inc.*	2,967	252,937
Twenty-First Century Fox, Inc. (Class A Stock)	235,205	6,388,168
U.S. Bancorp	54,250	2,314,848
UDR, Inc., REIT	23,750	892,288
UGI Corp.	19,232	649,272
Ulta Salon Cosmetics & Fragrance, Inc.*	20,479	3,788,615
Union Pacific Corp.	48,537	3,795,594
United Continental Holdings, Inc.*	85,480	4,898,004
United States Steel Corp.(a)	31,772	253,541
United Technologies Corp.	94,965	9,123,288
UnitedHealth Group, Inc.	112,823	13,272,498
Universal Health Services, Inc. (Class B Stock)	6,555	783,257
Unum Group	61,542	2,048,733
Valeant Pharmaceuticals International, Inc.*(a)	30,154	3,065,154
Valero Energy Corp.	33,040	2,336,259
Vantiv, Inc. (Class A Stock)*	9,051	429,198
Veeva Systems, Inc. (Class A Stock)*(a)	65,618	1,893,079
Ventas, Inc., REIT	19,410	1,095,306
VeriFone Systems, Inc.*	58,882	1,649,874
Verizon Communications, Inc.	53,101	2,454,328

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Vertex Pharmaceuticals, Inc.*	53,340	$6,711,772
VF Corp.	33,899	2,110,213
Visa, Inc. (Class A Stock)(a)	127,444	9,883,283
Vornado Realty Trust, REIT	45,692	4,567,373
Voya Financial, Inc.	12,610	465,435
Vulcan Materials Co.	20,784	1,973,856
W.R. Berkley Corp.	11,298	618,565
W.W. Grainger, Inc.	9,500	1,924,605
WABCO Holdings, Inc.*	1,781	182,125
Walt Disney Co. (The)	6,403	672,827
Waste Connections, Inc.	51,542	2,902,845
Watsco, Inc.	16,748	1,961,693
Wayfair, Inc. (Class A Stock)*(a)	47,528	2,263,283
WEC Energy Group, Inc.	8,884	455,838
Wells Fargo & Co.	369,979	20,112,059
Welltower, Inc., REIT	47,853	3,255,439
Westar Energy, Inc.	13,960	592,044
Western Digital Corp.	7,880	473,194
Western Union Co. (The)(a)	30,070	538,554
WestRock Co.	51,396	2,344,686
Weyerhaeuser Co., REIT	52,736	1,581,025
Williams-Sonoma, Inc.	3,927	229,376
Workday, Inc. (Class A Stock)*	29,340	2,337,811
WP Carey, Inc., REIT	2,400	141,600
Xcel Energy, Inc.	106,638	3,829,371
Xilinx, Inc.	11,539	541,987
Yum! Brands, Inc.	36,428	2,661,066
Zimmer Biomet Holdings, Inc.	5,700	584,763
Zions Bancorporation	5,310	144,963

		1,059,954,421

TOTAL COMMON STOCKS (cost $1,438,795,839)		1,506,318,560

PREFERRED STOCKS — 1.7%
Brazil — 0.1%
Itau Unibanco Holding SA (PRFC), ADR	364,026	2,369,809

Germany — 0.2%
Henkel AG & Co. KGaA (PRFC)	40,195	4,485,867

Ireland
XLIT Ltd., Series D, 3.742%	235	187,471

Israel — 0.1%
Teva Pharmaceutical Industries Ltd., CVT, 7.000%	2,739	2,786,544

Luxembourg
ArcelorMittal, Series MTUS, CVT, 6.000%	40,686	264,866

Russia
Surgutneftegas (PRFC)	1,492,150	903,185

United States — 1.3%
Alcoa, Inc., Series 1, CVT, 5.375%	18,250	607,907
Alexandria Real Estate Equities, Inc., 0.040%	7,200	186,552
Allergan PLC, Series A, CVT, 5.500%	3,820	3,935,288
American Tower Corp., CVT, 5.500%	14,432	1,457,632
Anthem, Inc., CVT, 5.250%	19,653	905,021
Apartment Investment & Management Co., 0.043%	4,600	117,944

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Apartment Investment & Management Co., Series Z, 7.000%	4,900	$125,097
Bank of America Corp., Series L, CVT, 7.250%	2,429	2,655,553
Bunge Ltd., CVT, 4.875%	5,200	483,808
Campus Crest Communities, Inc., Series A, 8.000%*	13,600	365,840
CBL & Associates Properties, Inc., Series D, 7.375%	49,600	1,254,384
Corporate Office Properties Trust, Series L, 7.375%	57,100	1,468,041
Crown Castle International Corp., Series A, CVT, 4.500%	7,941	851,315
CubeSmart, Series A, 7.750%	36,000	941,400
Dominion Resources, Inc., CVT, 6.375%	14,700	706,776
Dominion Resources, Inc., Series A, CVT, 6.125%	13,027	691,473
Dominion Resources, Inc., Series B, CVT, 6.000%	6,262	336,082
Equity Commonwealth, Series E, 7.250%	48,050	1,229,599
Equity LifeStyle Properties, Inc., Series C, 6.750%	12,550	323,163
Essex Property Trust, Inc., Series H, 7.125%	4,150	105,244
Exelon Corp., CVT, 6.500%	21,913	886,819
Frontier Communications Corp., Series A, CVT, 11.125%	14,019	1,283,860
General Growth Properties, Inc., 0.040%	3,200	79,360
Inland Real Estate Corp., Series A, 8.125%	7,550	190,864
Kilroy Realty Corp., Series G, 6.875%	6,300	162,603
Kilroy Realty Corp., Series H, 6.375%	7,500	190,650
LaSalle Hotel Properties, Series H, 7.500%	11,200	281,064
National Retail Properties, Inc., 0.041%	3,750	97,725
NextEra Energy, Inc., CVT, 5.799%	37,518	2,049,984
Pebblebrook Hotel Trust, 0.050%	1,800	46,476
Pebblebrook Hotel Trust, Series A, 7.875%	29,350	737,272
Pennsylvania Real Estate Investment Trust, 0.046%	750	19,196
Pennsylvania Real Estate Investment Trust, 0.052%	2,800	72,268
Regency Centers Corp., 0.041%	7,550	199,698
Regency Centers Corp., Series 7, 6.000%	1,950	49,842
Retail Properties of America, Inc., Series A, 7.000%	450	11,565
Sabra Health Care REIT, Inc., Series A, 7.125%	35,900	906,475
Saul Centers, Inc., Series C, 6.875%	29,300	766,195
SL Green Realty Corp., Series I, 6.500%	12,500	318,250
Southwestern Energy Co., Series B, CVT, 6.250%	27,680	513,464
Stericycle, Inc., 0.131%	9,486	868,538
Summit Hotel Properties, Inc., Series A, 9.250%	1,900	49,191
Sunstone Hotel Investors, Inc., Series D, 8.000%	45,400	1,149,982
Taubman Centers, Inc., 0.039%	3,900	99,450
Taubman Centers, Inc., Series J, 6.500%	42,700	1,089,704
Terreno Realty Corp., Series A, 7.750%	1,100	28,243
T-Mobile US, Inc., CVT, 5.500%	18,500	1,252,635
Tyson Foods, Inc., CVT, 4.750%	23,254	1,411,053

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Urstadt Biddle Properties, Inc., Series F, 7.125%	26,500	$694,963
Vornado Realty Trust, Series I, 6.625%	1,100	28,017
Wells Fargo & Co., Series L, CVT, 7.500%	2,935	3,413,361
Welltower, Inc., Series I, CVT, 6.500%	4,000	243,640
Weyerhaeuser Co., Series A, CVT, 6.375%(a)	9,835	494,504
WP GLIMCHER, Inc., Series H, 7.500%	18,600	476,904
WP GLIMCHER, Inc., Series I, 6.875%	17,000	427,890

		39,339,824

TOTAL PREFERRED STOCKS (cost $53,974,901)		50,337,566

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/07/16 (cost $23,459)	46,421	23,156

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.2%
Non-Residential Mortgage-Backed Securities — 0.1%
Carfinance Capital Auto Trust,
Series 2013-2A, Class A, 144A
1.750%	11/15/17	14	13,861
CNH Equipment Trust,
Series 2012-C, Class A3
0.570%	12/15/17	30	30,090
CPS Auto Receivables Trust,
Series 2013-A, Class A, 144A
1.310%	06/15/20	161	159,110
Series 2013-C, Class A, 144A
1.640%	04/16/18	281	280,631
CPS Auto Trust,
Series 2012-C, Class A, 144A
1.820%	12/16/19	73	72,329
Series 2012-D, Class A, 144A
1.480%	03/16/20	62	61,647
First Investors Auto Owner Trust,
Series 2013-1A, Class A2, 144A
0.900%	10/15/18	19	18,501
Flagship Credit Auto Trust,
Series 2013-1, Class A, 144A
1.320%	04/16/18	59	59,312
Series 2013-2, Class A, 144A
1.940%	01/15/19	258	257,817
Ford Credit Auto Owner Trust,
Series 2012-D, Class A3
0.510%	04/15/17	2	1,836
Series 2013-C, Class A3
0.820%	12/15/17	290	290,279
Honda Auto Receivables Owner Trust,
Series 2013-1, Class A3
0.480%	11/21/16	41	40,601

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Hyundai Auto Receivables Trust,
Series 2013-A, Class A3
0.560%	07/17/17	86	$85,930
Mercedes-Benz Auto Receivables Trust,
Series 2013-1, Class A3
0.780%	08/15/17	157	157,017
Mid-State Capital Trust,
Series 2010-1, Class M, 144A
5.250%	12/15/45	458	478,072
Navitas Equipment Receivables LLC,
Series 2013-1, Class A, 144A
1.950%	11/15/16	42	42,399
Toyota Auto Receivables Owner Trust,
Series 2013-A, Class A3
0.550%	01/17/17	77	77,418
World Omni Automobile Lease Securitization Trust,
Series 2013-A, Class A3
1.100%	12/15/16	244	244,401

			2,371,251

Residential Mortgage-Backed Securities — 3.1%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A5
1.502%(c)	10/25/34	1,657	1,534,885
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-NC1, Class M1
1.592%(c)	07/25/33	1,596	1,520,144
Series 2003-OP1, Class M1
1.472%(c)	12/25/33	111	104,774
Series 2003-OP1, Class M2
2.672%(c)	12/25/33	999	928,586
Series 2004-HE2, Class M2
2.222%(c)	10/25/34	378	350,449
Series 2004-HE3, Class M3
1.502%(c)	11/25/34	254	232,273
Series 2004-OP1, Class M2
1.997%(c)	04/25/34	932	857,940
Series 2005-HE7, Class A1B2
1.022%(c)	11/25/35	416	401,974
Ameriquest Mortgage Securities, Inc.,
Series 2002-2, Class M3
3.077%(c)	08/25/32	802	795,403
Series 2003-9, Class M2
3.272%(c)	09/25/33	541	512,882
Series 2003-10, Class M1
1.472%(c)	12/25/33	1,135	1,056,005
Series 2003-10, Class M2
2.972%(c)	12/25/33	1,068	1,029,309
Series 2003-12, Class M2
2.972%(c)	01/25/34	525	503,503
Series 2004-R1, Class M2
1.292%(c)	02/25/34	1,445	1,305,192
Series 2004-R1, Class M6
2.492%(c)	02/25/34	301	279,924
Argent Securities, Inc.,
Series 2003-W7, Class M2
3.047%(c)	03/25/34	374	365,592
Series 2003-W9, Class M2
3.002%(c)	01/25/34	1,824	1,756,146

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2003-W9, Class M3B
3.542%(c)	01/25/34	528	$484,388
Series 2004-W4, Class A
0.942%(c)	03/25/34	983	910,711
Series 2004-W6, Class M4
3.272%(c)	05/25/34	222	190,489
Asset-Backed Funding Corp. Trust,
Series 2004-OPT2, Class M2
1.922%(c)	07/25/33	479	456,128
Series 2004-OPT3, Class A4
1.202%(c)	11/25/33	461	435,428
Asset-Backed Pass-Through Certificates,
Series 2004-R2, Class A1B
1.042%(c)	04/25/34	430	422,612
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE7, Class M4
2.447%(c)	10/25/34	380	339,997
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-FR3, Class M2
2.177%(c)	09/25/34	1,097	991,659
Bear Stearns Asset-Backed Securities Trust,
Series 2003-2, Class B
5.672%(c)	03/25/43	129	123,401
Series 2003-SD2, Class 3A
4.569%(c)	06/25/43	563	566,067
Series 2004-1, Class M1
1.397%(c)	06/25/34	718	681,277
Series 2004-2, Class M1
1.622%(c)	08/25/34	523	477,502
Centex Home Equity Loan Trust,
Series 2004-A, Class M1
1.022%(c)	01/25/34	1,877	1,691,352
Series 2004-B, Class M2
1.172%(c)	03/25/34	966	854,166
Series 2005-A, Class M1
0.902%(c)	01/25/35	1,099	1,009,907
Chase Funding Loan Acquisition Trust,
Series 2004-AQ1, Class M1
1.517%(c)	05/25/34	597	561,300
Chase Funding Trust,
Series 2003-6, Class 2M1
1.172%(c)	11/25/34	1,351	1,252,885
CHEC Loan Trust,
Series 2004-1, Class A3
0.922%(c)	07/25/34	544	518,996
Series 2004-2, Class M3
1.672%(c)	04/25/34	302	249,754
Countrywide Asset-Backed Certificates,
Series 2003-BC6, Class M2
2.147%(c)	10/25/33	1,033	923,500
Series 2004-3, Class M1
1.172%(c)	06/25/34	1,462	1,388,782
Series 2004-BC1, Class M3
2.522%(c)	10/25/33	239	194,594
Series 2004-ECC2, Class M5
2.297%(c)	10/25/34	643	581,392
Series 2004-SD2, Class M1, 144A
1.042%(c)	06/25/33	691	669,137

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Countrywide Partnership Trust,
Series 2004-EC1, Class M2
1.367%(c)	01/25/35	945	$856,443
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB5, Class M2
2.897%(c)	11/25/33	318	306,146
Series 2004-CB5, Class M1
1.337%(c)	01/25/34	645	601,383
Series 2004-CB6, Class M3
2.522%(c)	07/25/35	559	525,205
CWABS, Inc. Asset-Backed Certificates,
Series 2003-5, Class MF2
5.498%(c)	11/25/33	844	735,681
Series 2004-1, Class M1
1.172%(c)	03/25/34	1,242	1,185,759
CWABS, Inc. Asset-Backed Certificates Trust,
Series 2004-5, Class M2
1.427%(c)	07/25/34	770	724,535
Series 2004-5, Class M3
2.147%(c)	07/25/34	477	430,429
Series 2004-6, Class 1A1
0.962%(c)	12/25/34	1,095	993,527
Series 2004-6, Class M1
1.322%(c)	10/25/34	815	782,381
Series 2004-6, Class M2
1.397%(c)	10/25/34	699	655,584
Equity One Mortgage Pass-Through Trust,
Series 2003-4, Class M1
5.869%	10/25/34	1,072	1,035,901
Series 2004-1, Class M2
5.115%	04/25/34	2,372	2,183,620
Series 2004-2, Class M1
5.692%	07/25/34	170	165,568
First Franklin Mortgage Loan Trust,
Series 2005-FF10, Class A4
0.742%(c)	11/25/35	870	847,938
Fremont Home Loan Trust,
Series 2003-B, Class M2
2.852%(c)	12/25/33	154	151,100
Series 2004-2, Class M2
1.352%(c)	07/25/34	722	683,193
Series 2004-A, Class M1
1.247%(c)	01/25/34	1,797	1,635,971
Series 2005-D, Class 2A3
0.672%(c)	11/25/35	52	51,896
GMAT Trust,
Series 2013-1A, Class A, 144A
3.967%	11/25/43	161	162,454
GSAMP Trust,
Series 2003-HE1, Class M1
1.647%(c)	06/20/33	483	468,164
Series 2004-NC2, Class M1
1.472%(c)	10/25/34	684	632,209
Series 2006-HE3, Class A2C
0.582%(c)	05/25/46	880	788,410
Series 2007-SEA1, Class A, 144A
0.722%(c)	12/25/36	503	466,819

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Home Equity Asset Trust,
Series 2003-1, Class M1
1.922%(c)	06/25/33	621	$597,879
Series 2004-6, Class M2
1.322%(c)	12/25/34	181	154,718
Series 2004-7, Class M1
1.352%(c)	01/25/35	436	411,249
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-B, Class M3
1.622%(c)	11/25/34	1,477	1,318,976
Series 2004-C, Class M1
1.262%(c)	03/25/35	1,119	1,016,809
Series 2004-C, Class M2
1.322%(c)	03/25/35	433	381,808
Long Beach Mortgage Loan Trust,
Series 2001-2, Class M1
1.262%(c)	07/25/31	1,416	1,330,818
Series 2003-4, Class M2
3.047%(c)	08/25/33	167	160,207
Series 2004-1, Class M3
1.472%(c)	02/25/34	1,796	1,716,365
Series 2004-5, Class A5
0.982%(c)	09/25/34	467	413,839
MASTR Asset-Backed Securities Trust,
Series 2003-NC1, Class M5
6.422%(c)	04/25/33	187	170,286
Series 2004-OPT2, Class M1
1.322%(c)	09/25/34	619	583,577
Series 2004-WMC2, Class M1
1.322%(c)	04/25/34	1,001	929,154
Series 2005-NC1, Class M2
1.172%(c)	12/25/34	1,196	1,144,146
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class M1
1.397%(c)	07/25/34	383	346,682
Series 2005-NC1, Class M2
1.502%(c)	10/25/35	771	692,207
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE1, Class M1
1.277%(c)	01/25/34	689	654,205
Series 2004-HE6, Class M1
1.247%(c)	08/25/34	2,605	2,461,703
Series 2004-HE6, Class M2
1.322%(c)	08/25/34	243	227,741
Series 2004-NC2, Class M2
2.222%(c)	12/25/33	319	288,521
Series 2004-NC5, Class M1
1.322%(c)	05/25/34	876	800,411
Series 2004-NC7, Class M2
1.352%(c)	07/25/34	932	896,556
Series 2004-OP1, Class M3
1.442%(c)	11/25/34	128	116,232
Series 2004-SD1, Class A
1.222%(c)	08/25/34	727	682,627
Series 2004-WMC2, Class M1
1.337%(c)	07/25/34	772	735,979
Series 2005-HE1, Class M3
1.202%(c)	12/25/34	420	343,369
Series 2005-WMC1, Class M2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
1.157%(c)	01/25/35	2,103	$2,035,249
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM3, Class M1
1.847%(c)	02/25/33	272	256,816
Series 2002-NC5, Class M1
1.832%(c)	10/25/32	282	265,723
New Century Home Equity Loan Trust,
Series 2003-4, Class M2
3.152%(c)	10/25/33	1,408	1,361,266
Series 2003-6, Class M1
1.502%(c)	01/25/34	802	746,540
Series 2003-B, Class M2
2.897%(c)	11/25/33	419	399,720
Series 2004-4, Class M1
1.187%(c)	02/25/35	842	754,128
NovaStar Mortgage Funding Trust,
Series 2003-2, Class M2
2.956%(c)	09/25/33	383	342,699
Option One Mortgage Loan Trust,
Series 2003-1, Class M2
3.347%(c)	02/25/33	47	46,161
Series 2003-2, Class M1
1.397%(c)	04/25/33	939	839,837
Series 2003-3, Class M1
1.397%(c)	06/25/33	630	582,038
Series 2003-4, Class M1
1.442%(c)	07/25/33	420	368,702
Series 2004-2, Class M2
1.997%(c)	05/25/34	234	184,473
RAMP Trust,
Series 2004-RS9, Class MII1
1.397%(c)	09/25/34	1,083	1,019,552
Series 2006-EFC2, Class A3
0.582%(c)	12/25/36	1,509	1,449,992
RASC Trust,
Series 2001-KS3, Class AII
0.882%(c)	09/25/31	1,353	1,263,207
Series 2005-KS2, Class M1
1.067%(c)	03/25/35	962	879,936
Renaissance Home Equity Loan Trust,
Series 2003-2, Class A
1.302%(c)	08/25/33	1,072	1,003,003
Series 2003-2, Class M2A
3.221%(c)	08/25/33	557	507,012
Series 2003-3, Class A
0.922%(c)	12/25/33	2,186	2,038,811
Series 2003-3, Class M1
1.152%(c)	12/25/33	1,300	1,180,376
Series 2004-1, Class AV3
0.892%(c)	05/25/34	775	748,321
Saxon Asset Securities Trust,
Series 2000-2, Class MF2
8.053%(c)	07/25/30	121	111,121
Series 2003-2, Class M2
3.047%(c)	06/25/33	440	412,160
Series 2004-2, Class AF3
4.661%(c)	08/25/35	643	646,960
Series 2004-2, Class MV2
2.222%(c)	08/25/35	1,216	1,153,753

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC4, Class M1
1.322%(c)	11/25/34	929	$861,414
Structured Asset Investment Loan Trust,
Series 2003-BC3, Class M1
1.847%(c)	04/25/33	419	413,117
Series 2003-BC6, Class M1
1.547%(c)	07/25/33	617	586,339
Series 2003-BC10, Class A4
1.422%(c)	10/25/33	725	697,194
Series 2003-BC11, Class M2
2.972%(c)	10/25/33	909	899,377
Series 2004-6, Class M2
2.372%(c)	07/25/34	523	467,529
Series 2004-8, Class M2
1.352%(c)	09/25/34	880	780,707
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class M2
1.397%(c)	10/25/34	951	890,349
Series 2004-2, Class M8A, 144A
4.922%(c)	10/25/34	734	671,200
Westgate Resorts LLC,
Series 2014-1A, Class A, 144A
2.150%	12/20/26	1,310	1,287,284

			93,308,851

TOTAL ASSET-BACKED SECURITIES (cost $94,208,051)			95,680,102

BANK LOANS(c) — 0.1%
Albertsons LLC,
Loan
5.500%	12/21/22	293	290,233
Altice Financing,
Term Loan
5.500%	07/02/19	64	63,183
Ardagh Holdings USA, Inc.,
New Term Loan
4.000%	12/17/19	150	147,001
Avago Technologies Cayman Ltd.,
Term Loan
4.000%	11/10/22	190	187,493
Avago Technologies Ltd.,
Term Loan
3.750%	05/06/21	34	34,127
Avaya, Inc.,
Term B-7 Loan
6.250%	05/29/20	142	138,566
Axalta Coating Systems U.S. Holdings, Inc.,
Refinanced Term B Loan
3.750%	02/01/20	67	66,191
Commercial Barge Line Company,
Initial Term Loan (First Lien)
9.750%	11/12/20	80	73,200
Concordia Healthcare,
Initial Dollar Term Loan
5.250%	10/21/21	100	95,083

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
CSC Holdings LLC,
Initial Term Loan
5.000%	10/09/22	265	$264,243
Dell International LLC,
Term B-2 Loan
4.000%	04/29/20	44	43,966
Dole Food Co., Inc.,
Tranche B Term Loan
4.500%	11/01/18	92	91,647
Drillships Ocean Ventures, Inc.,
Term Loan
5.500%	07/25/21	27	12,483
Entravision,
Loan
3.500%	05/31/20	150	145,375
Fieldwood Energy LLC,
Closing Date Loan (Second Lien)
8.375%	09/30/20	75	11,250
First Data Corp.,
Term Loan C1
3.918%	03/23/18	90	88,682
Floatel International Ltd.,
Initial Term Loan
6.000%	06/27/20	36	15,683
Formula One Group,
Second Lien Facility
7.750%	07/29/22	80	77,200
Graton Economic Development Authority,
Incremental Term B Loan
4.750%	09/01/22	97	95,909
iHeartCommunications, Inc.,
Tranche D Term Loan
7.174%	01/30/19	114	79,751
Tranche E Term Loan
7.924%	07/30/19	132	92,144
J.C. Penney Co.,
Loan
6.000%	05/22/18	199	195,623
J.Crew Group, Inc.,
Initial Loan
4.000%	03/05/21	117	75,720
Microsemi Corp.,
Loan
5.250%	12/16/22	145	142,191
NFR Energy,
Term Loan (Second Lien)(i)
11.750%	12/31/18	100	1,700
OCI Beaumont LLC,
Term B-3 Loan
6.500%	08/20/19	19	18,599
PetSmart, Inc.,
Tranche Loan B-1
4.250%	03/11/22	43	41,484
Rite Aid Corp.,
Tranche 1 Term Loan (Second Lien)
5.750%	08/21/20	30	30,015
Tranche 2 Term Loan (Second Lien)
4.875%	06/21/21	189	188,239

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Riverbed Technology, Inc.,
Term Loan
6.000%	04/25/22	150	$149,031
ROC Finance LLC,
Funded Term B Loan
5.000%	06/20/19	87	80,917
Scientific Games International, Inc.,
Initial Term Loan
6.000%	10/18/20	29	26,828
Sears Roebuck Acceptance Corp.,
Term Loan (2015)
5.500%	06/30/18	113	105,375
Shelf Drilling,
Term Loan
10.000%	10/08/18	40	20,000
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
4.726%	10/10/17	165	48,263
2017 Term Loan (Extending)
4.726%	10/10/17	725	223,662
Tribune,
Term Loan B
3.750%	12/27/20	200	197,334
UPC Financing Partnership,
Facility AH
3.344%	06/30/21	150	147,000
W&T Offshore, Inc.,
Term Loan
9.000%	05/15/20	20	15,000

TOTAL BANK LOANS (cost $4,672,153)			3,820,391

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.3%
A10 Securitization LLC,
Series 2013-1, Class A, 144A
2.400%	11/15/25	132	131,686
A10 Term Asset Financing LLC,
Series 2013-2, Class A, 144A
2.620%	11/15/27	797	798,582
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	1,030	1,018,466
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW13, Class AM
5.582%(c)	09/11/41	905	924,687
Series 2007-PW16, Class AM
5.722%(c)	06/11/40	530	551,697
Series 2007-PW17, Class AMFL, 144A
0.991%(c)	06/11/50	855	843,782
COMM Mortgage Trust,
Series 2014-KYO, Class A, 144A
1.201%(c)	06/11/27	540	533,734
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.826%(c)	07/10/38	860	869,469
Fannie Mae-Aces,
Series 2011-M1, Class A3
3.763%	06/25/21	1,100	1,174,718

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-M8, Class ASQ3
1.801%	12/25/19	770	$772,258
Series 2013-M7, Class A2
2.280%	12/27/22	902	887,348
Series 2013-M13, Class A2
2.540%(c)	04/25/23	1,413	1,407,423
Series 2014-M3, Class A2
3.476%(c)	01/25/24	1,660	1,728,521
Series 2014-M9, Class A2
3.117%(c)	07/25/24	1,525	1,549,439
Series 2015-M2, Class A3
3.150%(c)	12/25/24	2,626	2,696,703
Series 2015-M4, Class AV2
2.509%	07/25/22	2,000	1,998,217
Series 2015-M5, Class A1
2.986%(c)	03/25/25	2,687	2,700,989
Series 2015-M10, Class A2
3.095%(c)	04/25/27	1,081	1,097,263
FHLMC Multifamily Structured Pass-Through Certificates,
Series K305, Class A2
3.458%(c)	08/25/23	2,650	2,769,132
FHLMC Multifamily Structured Pass-Through Trust,
Series K708, Class X1, IO
1.478%(c)	01/25/19	12,139	475,326
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 144A
5.308%(c)	08/10/44	1,300	1,301,986
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48	1,475	1,480,516
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP8, Class A4
5.399%	05/15/45	352	354,048
Series 2006-LDP8, Class D
5.618%(c)	05/15/45	500	496,313
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class AM
5.455%	02/15/40	780	803,831
Series 2007-C2, Class A3
5.430%	02/15/40	812	833,591
Series 2007-C7, Class A3
5.866%(c)	09/15/45	398	417,388
ML-CFC Commercial Mortgage Trust,
Series 2007-9, Class A4
5.700%	09/12/49	632	657,282
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AM
5.360%	11/12/41	1,000	1,018,926
Series 2006-IQ12, Class AM
5.370%	12/15/43	685	697,993
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	1,455	1,492,431
Morgan Stanley Reremic Trust,
Series 2012-IO, Class AXA, 144A
1.000%	03/27/51	250	246,667
Series 2012-XA, Class B, 144A
0.250%	07/27/49	900	811,912

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
NorthStar (Cayman Islands),
Series 2013-1A, Class A, 144A
2.272%(c)	08/25/29		361	$361,701
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.534%(c)	05/10/45		1,100	1,111,194
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		505	497,519
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3
5.765%(c)	07/15/45		379	378,850
Series 2007-C31, Class C
5.679%(c)	04/15/47		500	484,981
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.179%(c)	03/15/45		765	706,569

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $39,894,859)				39,083,138

CONVERTIBLE BONDS — 4.6%
Austria
IMMOFINANZ AG,
Sr. Unsec’d. Notes
4.250%	03/08/18	EUR	149	734,171

Belgium — 0.1%
GBL Verwaltung SA,
Gtd. Notes
1.250%	02/07/17	EUR	900	1,028,647
Sagerpar SA,
Gtd. Notes
0.375%	10/09/18	EUR	400	483,063

				1,511,710

China — 0.3%
Ctrip.com International Ltd.,
Sr. Unsec’d. Notes
1.250%	10/15/18		409	541,925
Sr. Unsec’d. Notes, 144A
1.000%	07/01/20		1,472	1,638,520
ENN Energy Holdings Ltd.,
Sr. Unsec’d. Notes
3.370%(s)	02/26/18		750	818,437
Hengan International Group Co. Ltd.,
Sr. Unsec’d. Notes
1.790%(s)	06/27/18	HKD	8,000	1,078,703
Kingsoft Corp. Ltd.,
Sr. Unsec’d. Notes
1.250%	04/11/19	HKD	4,000	496,771
Qihoo 360 Technology Co. Ltd.,
Sr. Unsec’d. Notes
0.500%	08/15/20		400	385,000
1.750%	08/15/21		200	193,375
2.500%	09/15/18		600	591,000
Semiconductor Manufacturing International Corp.,
Sr. Unsec’d. Notes
2.490%(s)	11/07/18		600	680,250

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
China (continued)
SINA Corp.,
Sr. Unsec’d. Notes
1.000%	12/01/18		608	$587,480
SouFun Holdings Ltd.,
Sr. Unsec’d. Notes
2.000%	12/15/18		166	158,841
Tong Jie Ltd.,
Gtd. Notes
2.207%(s)	02/18/18	HKD	4,000	529,029
Vipshop Holdings Ltd.,
Sr. Unsec’d. Notes
1.500%	03/15/19		922	971,557

				8,670,888

Czech Republic
CEZ MH BV,
Gtd. Notes, MTN
2.087%(s)	08/04/17	EUR	400	439,049

Finland
Solidium Oy,
Sr. Unsec’d. Notes
0.944%(s)	09/04/18	EUR	500	622,276

France — 0.2%
Air France-KLM,
Gtd. Notes
2.030%	02/15/23	EUR	44	502,793
AXA SA,
Sub. Notes
3.750%	01/01/17	EUR	513	1,558,710
Cap Gemini SA,
Sr. Unsec’d. Notes
11.533%(s)	01/01/19	EUR	649	651,300
Cie Generale des Etablissements Michelin,
Sr. Unsec’d. Notes
18.668%(s)	01/01/17	EUR	236	357,394
Credit Agricole SA,
Sr. Unsec’d. Notes, MTN
14.940%(s)	12/06/16	EUR	622	508,661
Fonciere Des Regions,
Sr. Unsec’d. Notes, REIT
0.875%	04/01/19	EUR	505	553,093
3.340%	01/01/17	EUR	270	297,561
Ingenico Group SA,
Sr. Unsec’d. Notes
8.931%(s)	06/26/22	EUR	263	530,214
Suez Environnement Co.,
Sr. Unsec’d. Notes
1.900%(s)	02/27/20	EUR	23	547,480
Unibail-Rodamco SE,
Sr. Unsec’d. Notes, REIT
— %(s)	01/01/22	EUR	1	451,452
13.970%(s)	07/01/21	EUR	125	442,403

				6,401,061

Germany — 0.3%
Deutsche Post AG,
Sr. Unsec’d. Notes
0.600%	12/06/19	EUR	800	1,141,093

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Germany (continued)
Deutsche Wohnen AG,
Sr. Unsec’d. Notes
0.500%	11/22/20	EUR	300	$534,358
Fresenius SE & Co. KGaA,
Gtd. Notes
0.740%(s)	09/24/19	EUR	600	921,840
Haniel Finance Deutschland GmbH,
Gtd. Notes
1.053%(s)	05/12/20	EUR	500	580,056
LEG Immobilien AG,
Sr. Unsec’d. Notes
0.500%	07/01/21	EUR	200	316,724
RAG-Stiftung,
Sr. Unsec’d. Notes
0.340%(s)	12/31/18	EUR	700	833,379
Sr. Unsec’d. Notes, MTN
2.607%(s)	02/18/21	EUR	500	612,115
Rocket Internet SE,
Sr. Unsec’d. Notes
3.000%	07/22/22	EUR	500	500,723
Siemens Financieringsmaatschappij NV,
Gtd. Notes
1.050%	08/16/17		2,750	2,886,125

				8,326,413

Hong Kong — 0.1%
China Overseas Finance Investment Cayman IV Ltd.,
Gtd. Notes
3.350%(s)	02/04/21		600	735,000
Newford Capital Ltd.,
Gtd. Notes
2.470%(s)	05/12/16		200	221,500
Shine Power International Ltd.,
Gtd. Notes
1.000%(s)	07/28/19	HKD	6,000	749,027

				1,705,527

Hungary
Magyar Nemzeti Vagyonkezelo Zrt,
Gov’t. Gtd. Notes
3.375%	04/02/19	EUR	800	971,994

India
Vedanta Resources Jersey Ltd.,
Gtd. Notes
5.500%	07/13/16		1,200	972,000

Israel
Teva Pharmaceutical Finance Co. LLC,
Gtd. Notes
0.250%	02/01/26		625	975,781

Italy — 0.1%
Telecom Italia Finance SA,
Gtd. Notes, RegS
6.125%	11/15/16	EUR	900	1,440,712

Japan — 0.4%
Asics Corp.,
Sr. Unsec’d. Notes
3.140%(s)	03/01/19	JPY	80,000	768,751

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Japan (continued)
Chugoku Electric Power Co., Inc. (The),
Sr. Unsec’d. Notes
1.771%(s)	03/25/20	JPY	90,000	$796,518
Joyo Bank Ltd. (The),
Sr. Unsec’d. Notes
0.120%(s)	04/24/19		600	579,000
Kawasaki Kisen Kaisha Ltd.,
Sr. Unsec’d. Notes
1.420%(s)	09/26/18	JPY	60,000	524,148
LIXIL Group Corp.,
Sr. Unsec’d. Notes
0.974%(s)	03/04/20	JPY	110,000	934,627
Nagoya Railroad Co. Ltd.,
Sr. Unsec’d. Notes
0.700%(s)	12/11/24	JPY	40,000	367,736
3.100%(s)	10/03/23	JPY	40,000	442,614
NH Foods Ltd.,
Sr. Unsec’d. Notes
4.575%(s)	09/26/18	JPY	120,000	1,189,317
Resorttrust, Inc.,
Sr. Unsec’d. Notes
1.690%(s)	12/01/21	JPY	100,000	986,938
Shizuoka Bank Ltd. (The),
Sr. Unsec’d. Notes
0.390%(s)	04/25/18		400	394,500
Takashimaya Co. Ltd.,
Sr. Unsec’d. Notes
1.109%(s)	12/11/20	JPY	70,000	646,449
Terumo Corp.,
Sr. Unsec’d. Notes
1.140%(s)	12/06/21	JPY	60,000	592,787
1.440%(s)	12/04/19	JPY	60,000	584,675
Toppan Printing Co. Ltd.,
Sr. Unsec’d. Notes
0.250%(s)	12/19/19	JPY	90,000	870,461
Toray Industries, Inc.,
Sr. Unsec’d. Notes
1.040%(s)	08/31/21	JPY	40,000	469,237
1.790%(s)	08/30/19	JPY	60,000	657,681
Yamada Denki Co. Ltd.,
Sr. Unsec’d. Notes
1.002%(s)	06/28/19	JPY	100,000	938,059
Yamaguchi Financial Group, Inc.,
Sr. Unsec’d. Notes
0.103%(c)	03/26/20		500	527,500

				12,270,998

Malaysia
Cahaya Capital Ltd.,
Sr. Unsec’d. Notes
0.390%(s)	09/18/21		800	770,200
Indah Capital Ltd.,
Sr. Unsec’d. Notes
1.570%(s)	10/24/18	SGD	750	591,103

				1,361,303

Mexico — 0.1%
America Movil SAB de CV,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Mexico (continued)
0.804%(s)	05/28/20		EUR	2,600	$2,896,486
Cemex SAB de CV,
Sub. Notes
3.750%	03/15/18			700	653,187

					3,549,673

Netherlands
NXP Semiconductors NV,
Sr. Unsec’d. Notes
1.000%	12/01/19	(a)		1,200	1,314,750

Norway
Marine Harvest ASA,
Sr. Unsec’d. Notes
0.875%	05/06/19		EUR	500	712,586

Russia
Yandex NV,
Sr. Unsec’d. Notes
1.125%	12/15/18			505	438,008

Singapore — 0.1%
CapitaLand Ltd.,
Sr. Unsec’d. Notes, RegS
1.950%	10/17/23		SGD	2,000	1,442,274

South Africa — 0.1%
Shoprite Investments Ltd.,
Gtd. Notes
6.500%	04/03/17		ZAR	1	378,350
Steinhoff Finance Holdings GmbH,
Gtd. Notes
1.250%	08/11/22		EUR	800	888,966
4.000%	01/30/21		EUR	400	590,978
Gtd. Notes, MTN
4.500%	03/31/18		EUR	550	878,641

					2,736,935

Spain — 0.2%
Acciona SA,
Sr. Unsec’d. Notes
3.000%	01/30/19		EUR	300	445,842
ACS Actividades Finance 2 BV,
Sr. Sec’d. Notes
1.625%	03/27/19		EUR	600	738,777
CaixaBank SA,
Sr. Unsec’d. Notes, MTN
4.500%	11/22/16		EUR	300	194,834
Criteria Caixa SA,
Sr. Unsec’d. Notes
1.000%	11/25/17		EUR	400	442,092
OHL Investments SA,
Sec’d. Notes
4.000%	04/25/18		EUR	300	276,601
Telefonica Participaciones SAU,
Gtd. Notes
4.900%	09/25/17		EUR	1,000	1,001,337
Telefonica SA,
Sr. Unsec’d. Notes, MTN
6.000%	07/24/17		EUR	900	1,219,373

					4,318,856

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Sweden
Industrivarden AB,
Sr. Unsec’d. Notes
2.000%(s)	05/15/19	SEK	5,000	$676,246
Sr. Unsec’d. Notes, RegS
1.875%	02/27/17	EUR	500	588,478

				1,264,724

Switzerland — 0.1%
STMicroelectronics NV,
Sr. Unsec’d. Notes
0.260%(s)	07/03/19		200	190,600
1.000%	07/03/21		1,000	961,400
Swiss Life Holding AG,
Sr. Unsec’d. Notes
2.010%(s)	12/02/20	CHF	475	600,626

				1,752,626

Taiwan
Advanced Semiconductor Engineering, Inc.,
Sr. Unsec’d. Notes
2.950%(s)	09/05/18		600	733,500

United Arab Emirates — 0.1%
Aabar Investments PJSC,
Sr. Unsec’d. Notes, MTN
0.500%	03/27/20	EUR	1,700	1,714,835
National Bank of Abu Dhabi PJSC,
Sr. Unsec’d. Notes, MTN
1.000%	03/12/18		800	787,000

				2,501,835

United Kingdom — 0.3%
Balfour Beatty Finance No. 2 Ltd.,
Gtd. Notes
1.875%	12/03/18	GBP	100	146,109
British Land Jersey Ltd.,
Gtd. Notes, MTN
1.500%	09/10/17	GBP	600	1,035,514
British Land White 2015 Ltd.,
Gtd. Notes
0.350%(s)	06/09/20	GBP	600	866,304
Fiat Chrysler Automobile,
Sub. Notes
7.875%	12/15/16		23	2,715,265
International Consolidated Airlines Group SA,
Sr. Unsec’d. Notes
1.750%	05/31/18	EUR	300	643,185
Intu Jersey Ltd.,
Gtd. Notes, REIT
2.500%	10/04/18	GBP	200	319,107
J Sainsbury PLC,
Sr. Unsec’d. Notes
1.250%	11/21/19	GBP	600	941,842
Subsea 7 SA,
Sr. Unsec’d. Notes
1.000%	10/05/17		800	734,000

				7,401,326

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
United States — 2.1%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42		661	$1,261,684
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/18	(a)	621	616,343
Brocade Communications Systems, Inc.,
Gtd. Notes, 144A
1.375%	01/01/20		367	352,320
CenterPoint Energy, Inc.,
Sub. Notes
3.943%(c)	09/15/29		1,197	683,038
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	03/15/45		497	258,440
Citrix Systems, Inc.,
Sr. Unsec’d. Notes
0.500%	04/15/19	(a)	1,168	1,273,868
Cobalt International Energy, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/19		639	358,239
3.125%	05/15/24		778	406,505
Dycom Industries, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	09/15/21		450	442,125
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
0.750%	07/15/16		496	1,072,600
Extra Space Storage LP,
Gtd. Notes, 144A
3.125%	10/01/35		711	774,546
FireEye, Inc.,
Sr. Unsec’d. Notes, 144A
1.625%	06/01/35		1,320	1,058,475
Hologic, Inc.,
Sr. Unsec’d. Notes
2.000%(c)	12/15/37		369	624,533
2.000%(c)	03/01/42		512	684,160
Horizon Pharma Investment Ltd.,
Gtd. Notes, 144A
2.500%	03/15/22		200	199,625
IAS Operating Partnership LP,
Gtd. Notes, REIT, 144A
5.000%	03/15/18		183	172,249
Iconix Brand Group, Inc.,
Sr. Sub. Notes
1.500%	03/15/18		796	392,030
Illumina, Inc.,
Sr. Unsec’d. Notes
1.303%(s)	06/15/19	(a)	1,399	1,520,538
Impax Laboratories, Inc.,
Sr. Unsec’d. Notes, 144A
1.833%	06/15/22		750	735,000
Intel Corp.,
Jr. Sub. Notes
2.950%	12/15/35		1,748	2,236,347
3.250%	08/01/39		1,140	1,895,963
Isis Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
1.000%	11/15/21			627	$705,375
Jarden Corp.,
Gtd. Notes
1.125%	03/15/34			1,071	1,313,983
Jazz Investments I Ltd.,
Gtd. Notes
1.875%	08/15/21	(a)		800	837,000
Lam Research Corp.,
Sr. Unsec’d. Notes
0.500%	05/15/16			1,304	1,696,830
1.250%	05/15/18			158	226,236
Lennar Corp.,
Gtd. Notes, 144A
3.250%	11/15/21			346	721,194
Liberty Interactive LLC,
Sr. Unsec’d. Notes
0.750%	03/30/43			666	1,001,497
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23			776	759,995
Medicines Co. (The),
Sr. Unsec’d. Notes, 144A
2.500%	01/15/22			458	580,515
MGIC Investment Corp.,
Sr. Unsec’d. Notes
2.000%	04/01/20			400	556,000
Microchip Technology, Inc.,
Jr. Sub. Notes
2.125%	12/15/37			445	846,891
Sr. Sub. Notes, 144A
1.625%	02/15/25			1,331	1,322,681
Micron Technology, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/43	(a)		1,081	898,581
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes
1.125%	01/15/20			512	796,160
National Grid North America, Inc.,
Sr. Unsec’d. Notes, MTN
0.900%	11/02/20		GBP	700	1,047,735
Novellus Systems, Inc.,
Gtd. Notes
2.625%	05/15/41			305	717,703
NRG Yield, Inc.,
Gtd. Notes, 144A
3.250%	06/01/20			100	83,937
Nuance Communications, Inc.,
Sr. Unsec’d. Notes
2.750%	11/01/31			360	362,475
NuVasive, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/17			463	631,706
NVIDIA Corp.,
Sr. Unsec’d. Notes
1.000%	12/01/18			1,193	1,987,091
Old Republic International Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/18			313	396,336

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
ON Semiconductor Corp.,
Gtd. Notes, 144A
1.000%	12/01/20		793	$738,481
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes
1.573%(s)	07/01/19		441	732,611
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
0.900%	09/15/21	(a)	2,492	2,513,805
1.000%	03/15/18		822	1,168,781
QIAGEN NV,
Sr. Unsec’d. Notes
0.375%	03/19/19		800	921,760
Red Hat, Inc.,
Sr. Unsec’d. Notes
0.250%	10/01/19	(a)	635	826,691
RTI International Metals, Inc.,
Gtd. Notes
1.625%	10/15/19		317	324,331
salesforce.com, inc.,
Sr. Unsec’d. Notes
0.250%	04/01/18		960	1,234,800
SanDisk Corp.,
Sr. Unsec’d. Notes
0.500%	10/15/20		3,349	3,466,215
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.350%(s)	11/01/18		658	844,296
SolarCity Corp.,
Sr. Unsec’d. Notes
1.625%	11/01/19		280	226,100
Spirit Realty Capital, Inc.,
Sr. Unsec’d. Notes, REIT
2.875%	05/15/19		556	531,327
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, REIT
4.550%	03/01/18		691	702,661
SunEdison, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	01/15/20		1,460	562,100
SunPower Corp.,
Sr. Unsec’d. Notes
0.875%	06/01/21		547	475,206
Tesla Motors, Inc.,
Sr. Unsec’d. Notes
0.250%	03/01/19		2,191	2,054,063
1.250%	03/01/21		408	378,163
1.500%	06/01/18		445	876,372
Trinity Industries, Inc.,
Sub. Notes
3.875%	06/01/36		340	406,937
Twitter, Inc.,
Sr. Unsec’d. Notes
0.250%	09/15/19		743	631,086
1.000%	09/15/21		746	623,376
VEREIT, Inc.,
Sr. Unsec’d. Notes
3.750%	12/15/20		608	545,680

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
VeriSign, Inc.,
Jr. Sub. Notes
4.297%	08/15/37		825	$2,112,516
Viavi Solutions, Inc.,
Sr. Unsec’d. Notes
0.625%	08/15/33		550	515,281
Whiting Petroleum Corp.,
Gtd. Notes, 144A
1.250%	04/01/20		466	316,880
Wright Medical Group, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	02/15/20		750	775,781
Yahoo!, Inc.,
Sr. Unsec’d. Notes
1.398%	12/01/18	(a)	1,471	1,440,177

				60,454,026

TOTAL CONVERTIBLE BONDS (cost $135,131,747)				135,025,002

CORPORATE BONDS — 12.4%
Australia — 0.1%
BHP Billiton Finance USA Ltd.,
Gtd. Notes
2.050%	09/30/18	(a)	96	94,301
4.125%	02/24/42		135	106,562
5.000%	09/30/43		69	62,017
6.420%	03/01/26		75	81,665
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC,
Gtd. Notes, 144A
7.125%	05/01/18		35	33,600
Macquarie Bank Ltd.,
Sr. Unsec’d. Notes, 144A
5.000%	02/22/17		225	232,707
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
6.000%	01/14/20		300	331,106
6.250%	01/14/21		300	334,833
Nufarm Australia Ltd.,
Gtd. Notes, 144A
6.375%	10/15/19		39	38,610
Westpac Banking Corp.,
Covered Bonds, 144A
1.375%	05/30/18		400	395,266
Sr. Unsec’d. Notes
2.600%	11/23/20		160	160,625

				1,871,292

Azerbaijan
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes
6.950%	03/18/30		300	262,980

Bahamas
Ultrapetrol Bahamas Ltd.,
Sr. Sec’d. Notes(g)(i)
8.875%	06/15/21	(a)	200	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Belgium
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
2.625%	01/17/23		140	$134,355
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.500%	07/15/22		396	380,985
7.750%	01/15/19		180	208,068

				723,408

Brazil
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes, 144A
7.250%	06/01/21	(a)	134	132,995
7.250%	06/01/21		38	37,715
8.250%	02/01/20		165	165,000
Sr. Unsec’d. Notes, 144A
5.750%	06/15/25		194	168,780
5.875%	07/15/24		311	281,455
Petrobras Global Finance BV,
Gtd. Notes
4.375%	05/20/23	(a)	95	62,700
7.875%	03/15/19		220	194,700
Petrobras International Finance Co.,
Gtd. Notes
5.375%	01/27/21		98	73,010

				1,116,355

Cameroon
Republic of Cameroon International Bond,
Sr. Unsec’d. Notes, 144A
9.500%	11/19/25		200	186,000

Canada — 0.4%
1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A
6.000%	04/01/22	(a)	210	216,300
Sr. Sec’d. Notes, 144A
4.625%	01/15/22		20	20,050
Agrium, Inc.,
Sr. Unsec’d. Notes
4.125%	03/15/35	(a)	200	170,130
Air Canada 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.125%	11/15/26		71	70,471
Air Canada 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
3.600%	09/15/28		170	164,475
ATS Automation Tooling Systems, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	06/15/23		51	51,637
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
1.400%	09/11/17		58	57,977
2.375%	01/25/19		365	368,072
2.550%	11/06/22		340	335,757
Barrick Gold Corp.,
Sr. Unsec’d. Notes
5.250%	04/01/42		20	13,470

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21		295	$264,890
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	04/15/19		49	40,303
5.500%	09/15/18		28	25,693
6.125%	01/15/23		31	21,390
7.750%	03/15/20		200	161,500
Brookfield Residential Properties, Inc.,
Gtd. Notes, 144A
6.375%	05/15/25	(a)	40	37,200
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.,
Gtd. Notes, 144A
6.125%	07/01/22		50	46,250
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.250%	03/15/38		150	136,527
Canadian Oil Sands Ltd.,
Gtd. Notes, 144A
6.000%	04/01/42		77	61,606
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes
7.125%	10/15/31		285	352,916
Cascades, Inc.,
Gtd. Notes, 144A
5.500%	07/15/22		93	90,210
Sr. Unsec’d. Notes, 144A
5.750%	07/15/23		35	33,600
CDP Financial, Inc.,
Gtd. Notes, 144A
4.400%	11/25/19		525	567,336
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/22		280	248,328
Concordia Healthcare Corp.,
Gtd. Notes, 144A
7.000%	04/15/23		191	165,693
Cott Beverages, Inc.,
Gtd. Notes
5.375%	07/01/22		223	218,540
6.750%	01/01/20		50	51,625
Encana Corp.,
Sr. Unsec’d. Notes
5.150%	11/15/41		295	197,304
First Quantum Minerals Ltd.,
Gtd. Notes, 144A
6.750%	02/15/20	(a)	100	64,500
7.000%	02/15/21	(a)	72	45,180
Garda World Security Corp.,
Gtd. Notes, 144A
7.250%	11/15/21		160	137,600
HudBay Minerals, Inc.,
Gtd. Notes
9.500%	10/01/20		105	76,913
Jupiter Resources, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	10/01/22	(a)	50	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Lundin Mining Corp.,
Sr. Sec’d. Notes, 144A
7.500%	11/01/20		75	$70,313
7.875%	11/01/22		95	87,400
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	11/15/20		141	133,950
MEG Energy Corp.,
Gtd. Notes, 144A
6.375%	01/30/23		427	292,495
6.500%	03/15/21		25	17,500
7.000%	03/31/24		148	105,080
New Gold, Inc.,
Gtd. Notes, 144A
6.250%	11/15/22		125	99,375
7.000%	04/15/20	(a)	80	72,000
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25		51	49,215
5.250%	08/01/23		30	29,700
Open Text Corp.,
Gtd. Notes, 144A
5.625%	01/15/23		90	89,100
Potash Corp. of Saskatchewan, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/17		225	229,887
Precision Drilling Corp.,
Gtd. Notes
5.250%	11/15/24		2	1,360
6.500%	12/15/21		88	67,760
Quebecor Media, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/23		635	639,763
Rogers Communications, Inc.,
Gtd. Notes
4.100%	10/01/23	(a)	160	164,860
5.450%	10/01/43		95	99,901
8.750%	05/01/32		240	324,451
Royal Bank of Canada,
Covered Bonds
2.000%	10/01/18		477	478,018
Sr. Unsec’d. Notes
2.000%	12/10/18		445	444,621
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
5.950%	12/01/34		150	150,292
6.100%	06/01/18		565	607,690
6.500%	06/15/38		75	80,248
Taseko Mines Ltd.,
Gtd. Notes
7.750%	04/15/19		30	16,200
Teck Resources Ltd.,
Gtd. Notes
3.750%	02/01/23		55	25,437
4.750%	01/15/22		150	72,750
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
2.250%	11/05/19		200	199,880
2.500%	12/14/20		285	284,884

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.750%	10/16/23		150	$147,619
7.125%	01/15/19		100	111,394
7.250%	08/15/38		125	148,443
Transcanada Trust,
Gtd. Notes
5.625%(c)	05/20/75		29	26,813
Trinidad Drilling Ltd.,
Gtd. Notes, 144A
7.875%	01/15/19		65	57,200
Videotron Ltd.,
Gtd. Notes, 144A
5.375%	06/15/24	(a)	296	297,480

				10,256,522

Chile
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes, RegS
4.875%	11/04/44		200	159,798

China — 0.1%
China Overseas Finance Cayman VI Ltd.,
Gtd. Notes
5.950%	05/08/24		200	223,784
CITIC Ltd.,
Sr. Unsec’d. Notes
6.800%	01/17/23		200	230,755
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23		254	237,736
CNOOC Finance 2015 Australia Pty Ltd.,
Gtd. Notes
2.625%	05/05/20	(a)	200	195,511
Country Garden Holdings Co. Ltd.,
Gtd. Notes, RegS
7.500%	01/10/23		200	206,756
Sinochem Overseas Capital Co. Ltd.,
Gtd. Notes, RegS
4.500%	11/12/20		150	157,251
Sinopec Group Overseas Development 2013 Ltd.,
Gtd. Notes, 144A
4.375%	10/17/23		249	257,479
Gtd. Notes, RegS
5.375%	10/17/43		200	219,040
State Grid Overseas Investment 2013 Ltd.,
Gtd. Notes, 144A
1.750%	05/22/18		200	198,251

				1,926,563

Croatia
Hrvatska Elektroprivreda,
Sr. Unsec’d. Notes, 144A
5.875%	10/23/22		200	202,016

Egypt
Egypt Government International Bond,
Sr. Unsec’d. Notes
5.875%	06/11/25		250	216,675

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Finland
Nokia OYJ,
Sr. Unsec’d. Notes
5.375%	05/15/19		57	$60,429

France — 0.1%
Albea Beauty Holdings SA,
Sr. Sec’d. Notes, 144A
8.375%	11/01/19		200	208,000
Alcatel-Lucent USA, Inc.,
Gtd. Notes, 144A
6.750%	11/15/20		200	210,750
Sr. Unsec’d. Notes
6.450%	03/15/29	(a)	86	87,075
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, 144A
2.750%	10/15/20	(a)	365	366,450
BPCE SA,
Sub. Notes, 144A
5.700%	10/22/23		200	209,989
Credit Agricole SA,
Sub. Notes, 144A
8.125%(c)	09/19/33	(a)	200	220,426
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44		80	76,493
Numericable-SFR SAS,
Sr. Sec’d. Notes, 144A
6.000%	05/15/22	(a)	800	776,000
6.250%	05/15/24	(a)	400	386,000
Orange SA,
Sr. Unsec’d. Notes
5.500%	02/06/44		85	90,244
9.000%	03/01/31		120	169,372
Societe Generale SA,
Jr. Sub. Notes, 144A
8.000%(c)	12/29/49		400	407,627
Total Capital Canada Ltd.,
Gtd. Notes
0.701%(c)	01/15/16		36	36,000
2.750%	07/15/23		270	259,080
Total Capital International SA,
Gtd. Notes
2.700%	01/25/23		100	95,865
2.875%	02/17/22		100	99,387
3.700%	01/15/24		120	121,625
3.750%	04/10/24		150	152,354

				3,972,737

Germany — 0.2%
Daimler Finance North America LLC,
Gtd. Notes
8.500%	01/18/31		170	246,584
Gtd. Notes, 144A
2.250%	07/31/19		150	148,032
2.250%	09/03/19		620	610,647
2.950%	01/11/17		150	151,793
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.950%	08/20/20		375	375,554

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Germany (continued)
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
2.250%	03/06/17	(a)		250	$251,557
Fresenius Medical Care AG & Co. KGaA,
Gtd. Notes
1.125%	01/31/20		EUR	600	813,437
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
4.125%	10/15/20			90	90,900
4.750%	10/15/24			90	87,750
5.625%	07/31/19			50	53,875
5.875%	01/31/22			110	117,700
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes, 144A
5.750%	02/15/21			77	82,390
Schaeffler Finance BV,
Sr. Sec’d. Notes, 144A
4.750%	05/15/23			250	245,000
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A
6.125%	08/17/26			160	196,186
Unitymedia GmbH,
Sr. Sec’d. Notes, 144A
6.125%	01/15/25			250	247,038
ZF North America Capital, Inc.,
Gtd. Notes, 144A
4.500%	04/29/22			200	195,500
4.750%	04/29/25			685	652,463

					4,566,406

Hong Kong
Hutchison Whampoa International 12 II Ltd.,
Gtd. Notes, 144A
3.250%	11/08/22			200	199,202

Hungary
Magyar Export-Import Bank Zrt,
Gov’t. Gtd. Notes, RegS
5.500%	02/12/18			200	211,232
MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes, RegS
6.250%	10/21/20			200	220,170

					431,402

Indonesia
Pertamina Persero PT,
Sr. Unsec’d. Notes, RegS
4.875%	05/03/22			200	191,765
6.000%	05/03/42			200	163,759

					355,524

Ireland — 0.1%
Ardagh Packaging Finance PLC,
Gtd. Notes, 144A
9.125%	10/15/20	(a)		700	721,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/20			35	34,676

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Ireland (continued)
James Hardie International Finance Ltd.,
Gtd. Notes, 144A
5.875%	02/15/23		200	$204,000
XLIT Ltd.,
Gtd. Notes
6.375%	11/15/24		135	157,369
Jr. Sub. Notes
6.500%(c)	10/29/49	(a)	83	60,279

				1,177,324

Israel
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
2.950%	12/18/22		116	111,052
3.650%	11/10/21		77	78,087
Teva Pharmaceutical Finance IV LLC,
Gtd. Notes
2.250%	03/18/20		165	159,665

				348,804

Italy
Intesa Sanpaolo SpA,
Gtd. Notes
5.250%	01/12/24		200	214,057
Wind Acquisition Finance SA,
Sec’d. Notes, 144A
7.375%	04/23/21		350	330,750

				544,807

Japan — 0.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.600%	02/16/18		200	198,482
Sr. Unsec’d. Notes, MTN
2.250%	08/15/19		117	117,288
Bank of Tokyo-Mitsubishi UFJ Ltd. (The),
Sr. Unsec’d. Notes, 144A
2.700%	09/09/18		400	404,306
4.100%	09/09/23		200	210,306
Beam Suntory, Inc.,
Gtd. Notes
3.250%	05/15/22		100	98,317
Mizuho Bank Ltd.,
Gtd. Notes, 144A
2.700%	10/20/20		430	429,611
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A
1.800%	03/15/18		267	265,749
SoftBank Group Corp.,
Gtd. Notes, 144A
4.500%	04/15/20		200	199,000

				1,923,059

Kazakhstan
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, MTN, RegS
5.125%	07/21/25		300	295,656
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes, RegS
7.000%	05/05/20		100	105,880

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Kazakhstan (continued)
Sr. Unsec’d. Notes, MTN, RegS
6.375%	04/09/21		200	$205,730
9.125%	07/02/18		100	109,900

				717,166

Luxembourg — 0.2%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
6.500%	01/15/22		200	198,000
6.625%	02/15/23	(a)	500	493,750
Altice Luxembourg SA,
Gtd. Notes, 144A
7.625%	02/15/25		200	172,500
7.750%	05/15/22		400	361,000
ArcelorMittal,
Sr. Unsec’d. Notes
6.125%	06/01/25		55	40,013
6.500%	03/01/21	(a)	55	44,269
7.250%	02/25/22	(a)	725	583,625
8.000%	10/15/39		100	68,250
ConvaTec Healthcare E SA,
Gtd. Notes, 144A
10.500%	12/15/18		200	201,832
INEOS Group Holdings SA,
Gtd. Notes, 144A
5.875%	02/15/19	(a)	500	485,000
6.125%	08/15/18	(a)	200	198,000
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23		694	544,790
6.625%	12/15/22	(a)	72	45,900
7.250%	04/01/19		211	193,593
7.250%	10/15/20		1,755	1,535,625
7.500%	04/01/21		27	23,490
Intelsat Luxembourg SA,
Gtd. Notes
7.750%	06/01/21		254	118,745

				5,308,382

Mexico — 0.1%
America Movil SAB de CV,
Gtd. Notes
5.000%	03/30/20		200	217,026
6.125%	03/30/40		100	110,011
Sr. Unsec’d. Notes
1.502%(c)	09/12/16		350	349,995
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		200	210,500
Cemex SAB de CV,
Sr. Sec’d. Notes, 144A
5.700%	01/11/25	(a)	285	238,331
6.125%	05/05/25	(a)	800	684,000
Sr. Sec’d. Notes, RegS
6.125%	05/05/25		200	171,000
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.600%	01/30/25		200	194,900

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Mexico (continued)
Petroleos Mexicanos,
Gtd. Notes
2.335%(c)	07/18/18		30	$29,663
3.500%	07/18/18	(a)	10	9,923
4.875%	01/24/22		430	413,875
4.875%	01/18/24		100	93,250
5.500%	01/21/21		100	100,870
6.500%	06/02/41		520	449,540
6.625%	06/15/35		360	321,750

				3,594,634

Morocco
OCP SA,
Sr. Unsec’d. Notes, RegS
6.875%	04/25/44		200	195,844

Netherlands — 0.2%
ABN AMRO Bank NV,
Sr. Unsec’d. Notes, 144A
2.450%	06/04/20		465	461,007
2.500%	10/30/18		200	201,273
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
Gtd. Notes
4.625%	07/01/22		790	798,887
Basell Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27		88	109,721
Bluewater Holding BV,
Gtd. Notes, RegS, 144A
10.000%	12/10/19		200	103,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Gtd. Notes
3.875%	02/08/22		375	395,769
Heineken NV,
Sr. Unsec’d. Notes, 144A
1.400%	10/01/17		30	29,882
3.400%	04/01/22		300	304,264
Koninklijke Philips NV,
Sr. Unsec’d. Notes
3.750%	03/15/22		180	184,778
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A
4.625%	06/15/22	(a)	400	393,000
5.750%	03/15/23		500	516,250
Shell International Finance BV,
Gtd. Notes
1.625%	11/10/18		225	223,759
2.375%	08/21/22		150	143,659
3.400%	08/12/23		175	173,991
4.300%	09/22/19		150	159,870
4.550%	08/12/43	(a)	275	267,307
UPCB Finance IV Ltd.,
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	(a)	500	471,250

				4,937,667

New Zealand — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19		750	738,750

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
New Zealand (continued)
9.875%	08/15/19		719	$724,393
Sr. Sec’d. Notes
5.750%	10/15/20		465	472,993
7.125%	04/15/19		100	101,813

				2,037,949

Norway
Statoil ASA,
Gtd. Notes
1.150%	05/15/18		168	165,237
2.450%	01/17/23		155	146,932
2.750%	11/10/21		46	45,709
6.700%	01/15/18		20	21,921
7.250%	09/23/27		160	205,145

				584,944

Peru
Cia Minera Milpo SAA,
Sr. Unsec’d. Notes, 144A
4.625%	03/28/23		200	176,750

Philippines
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes, RegS
7.390%	12/02/24		200	257,760

Romania
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A
3.875%	10/29/35	EUR	100	110,163

Russia
Russian Agricultural Bank Ojsc Via Rshb Capital SA,
Sr. Unsec’d. Notes, RegS
7.750%	05/29/18		100	104,879
Vnesheconombank Via VEB Finance PLC,
Sr. Unsec’d. Notes, RegS
5.375%	02/13/17		200	200,776
6.025%	07/05/22		200	189,398

				495,053

Singapore
CapitaLand Ltd.,
Sr. Unsec’d. Notes, RegS
1.850%	06/19/20	SGD	1,250	831,996

South Africa
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes, RegS
5.750%	01/26/21		200	173,998

South Korea
Magnachip Semiconductor Corp.,
Sr. Unsec’d. Notes
6.625%	07/15/21		125	87,500
Samsung Electronics America, Inc.,
Gtd. Notes, 144A
1.750%	04/10/17		510	508,843

				596,343

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Spain
Telefonica Emisiones SAU,
Gtd. Notes
3.192%	04/27/18		151	$153,930
5.134%	04/27/20		102	111,369

				265,299

Sweden — 0.1%
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
1.625%	05/15/18		300	298,251
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, 144A
1.750%	03/19/18		1,325	1,317,992
Stadshypotek AB,
Covered Bonds, 144A
1.875%	10/02/19		309	304,681
Svenska Handelsbanken AB,
Gtd. Notes, MTN
2.400%	10/01/20	(a)	565	560,803
Swedbank AB,
Sr. Unsec’d. Notes, 144A
1.750%	03/12/18	(a)	530	526,985

				3,008,712

Switzerland — 0.1%
Credit Suisse,
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	(a)	250	251,966
Credit Suisse AG,
Sr. Unsec’d. Notes
5.300%	08/13/19		100	110,428
Sub. Notes, 144A
6.500%	08/08/23		205	220,887
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes, 144A
3.125%	12/10/20	(a)	305	303,615
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
5.550%	10/25/42		235	166,380
UBS AG,
Sr. Unsec’d. Notes, MTN
2.375%	08/14/19		900	898,947

				1,952,223

Turkey
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.250%	04/14/26	(a)	200	187,510
4.875%	04/16/43		300	264,000

				451,510

Ukraine
Ukraine Government International Bond,
Unsec’d. Notes
9.229%(c)	05/31/40		186	73,470
Unsec’d. Notes, 144A
7.750%	09/01/20		500	460,000
7.750%	09/01/22		100	90,578
7.750%	09/01/26		100	87,012

				711,060

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Arab Emirates
DP World Ltd.,
Sr. Unsec’d. Notes
1.750%	06/19/24		800	$832,000
Shelf Drilling Holdings Ltd.,
Sec’d. Notes, 144A
8.625%	11/01/18	(a)	35	25,375

				857,375

United Kingdom — 0.4%
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
5.625%	10/01/24		200	202,500
6.500%	07/15/22		250	260,625
AstraZeneca PLC,
Sr. Unsec’d. Notes
3.375%	11/16/25		445	441,777
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
3.800%	10/07/24		100	99,436
Barclays Bank PLC,
Sr. Unsec’d. Notes
2.500%	02/20/19		395	395,894
Sub. Notes
7.625%	11/21/22		200	227,750
Barclays PLC,
Jr. Sub. Notes
8.250%(c)	12/29/49		200	212,940
BP Capital Markets PLC,
Gtd. Notes
2.750%	05/10/23		220	206,578
3.245%	05/06/22		790	780,154
3.814%	02/10/24		350	349,817
Gtd. Notes, MTN
2.241%	09/26/18		200	200,608
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.625%	12/15/30		50	72,958
Fiat Chrysler Automobiles NV,
Sr. Unsec’d. Notes
4.500%	04/15/20		395	399,937
5.250%	04/15/23		228	224,010
GlaxoSmithKline Capital PLC,
Gtd. Notes
2.850%	05/08/22		330	332,563
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A
4.125%	08/12/20		620	660,223
4.750%	01/19/21		300	330,453
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22		250	262,442
4.875%	01/14/22		220	241,319
Imperial Tobacco Finance PLC,
Gtd. Notes, 144A
3.750%	07/21/22		360	361,441

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Jaguar Land Rover Automotive PLC,
Gtd. Notes, 144A
4.250%	11/15/19		250	$251,875
5.625%	02/01/23		223	225,230
Lloyds Banking Group PLC,
Jr. Sub. Notes
7.500%(c)	04/30/49		330	351,450
Sub. Notes
4.500%	11/04/24	(a)	200	203,025
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A
3.900%	07/21/25		225	232,086
Rio Tinto Finance USA Ltd.,
Gtd. Notes
3.750%	06/15/25		180	163,395
Rio Tinto Finance USA PLC,
Gtd. Notes
3.500%	03/22/22		200	188,514
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes
7.500%(c)	12/29/49	(a)	200	208,250
8.000%(c)	12/29/49		200	211,500
Sub. Notes
6.100%	06/10/23	(a)	75	80,583
6.125%	12/15/22		680	740,315
SABMiller Holdings, Inc.,
Gtd. Notes, 144A
3.750%	01/15/22		200	205,697
Santander UK Group Holdings PLC,
Sub. Notes, 144A
5.625%	09/15/45		200	199,800
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	(a)	300	308,441
Virgin Media Finance PLC,
Gtd. Notes, 144A
6.375%	04/15/23		200	203,000
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.375%	04/15/21		180	185,850
5.500%	01/15/25		250	250,000
Vodafone Group PLC,
Sr. Unsec’d. Notes
1.500%	02/19/18		100	98,889
2.500%	09/26/22		75	69,474
2.950%	02/19/23		75	70,282
6.150%	02/27/37		175	172,691

				10,883,772

United States — 10.1%
21st Century Fox America, Inc.,
Gtd. Notes
4.750%	09/15/44	(a)	245	235,655
6.150%	02/15/41		50	56,186
6.900%	03/01/19		100	113,584
9.500%	07/15/24		200	272,449
Gtd. Notes, 144A
3.700%	10/15/25		65	64,839
4.950%	10/15/45		40	39,393

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.750%	11/06/17		179	$178,653
3.600%	05/14/25		395	389,839
4.700%	05/14/45		70	68,423
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22		15	14,025
5.625%	02/15/23		25	23,625
6.125%	03/15/21		23	23,345
ACCO Brands Corp.,
Gtd. Notes
6.750%	04/30/20		400	412,000
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19		152	54,720
ACE INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20		55	54,605
2.700%	03/13/23		170	166,062
2.875%	11/03/22		60	59,545
4.350%	11/03/45	(a)	100	101,613
ACI Worldwide, Inc.,
Gtd. Notes, 144A
6.375%	08/15/20		75	77,250
Actavis Funding SCS,
Gtd. Notes
2.350%	03/12/18		193	193,201
3.000%	03/12/20		350	349,722
3.450%	03/15/22		245	245,267
3.850%	06/15/24		150	150,267
4.850%	06/15/44		100	98,942
Actavis, Inc.,
Gtd. Notes
3.250%	10/01/22		187	183,849
Activision Blizzard, Inc.,
Gtd. Notes, 144A
6.125%	09/15/23		150	159,000
ADT Corp. (The),
Sr. Unsec’d. Notes
4.125%	06/15/23	(a)	340	317,900
6.250%	10/15/21	(a)	530	553,611
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22		250	257,319
4.500%	12/01/23		135	137,650
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
6.750%	03/01/19	(a)	199	144,275
7.000%	07/01/24		109	70,850
7.500%	08/15/22		10	6,800
7.750%	08/01/20		46	31,510
AECOM,
Gtd. Notes
5.750%	10/15/22	(a)	130	133,900
5.875%	10/15/24		353	360,060
Aerojet Rocketdyne Holdings, Inc.,
Sec’d. Notes
7.125%	03/15/21		33	34,320

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		575	$503,125
5.500%	03/15/24		100	89,250
5.500%	04/15/25		300	264,750
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24		250	249,550
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21		180	180,456
4.400%	06/01/43		83	74,633
5.250%	08/15/19		150	161,351
5.875%	03/15/41		100	109,648
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		113	91,247
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		150	192,531
Air Medical Merger Sub Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23		185	164,650
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.125%	03/15/21		6	6,165
7.625%	04/15/20		530	596,250
AK Steel Corp.,
Sr. Sec’d. Notes
8.750%	12/01/18		75	67,500
Akamai Technologies, Inc.,
Sr. Unsec’d. Notes
0.607%(s)	02/15/19	(a)	746	715,227
Alabama Power Co.,
Sr. Unsec’d. Notes
3.550%	12/01/23		92	94,643
3.850%	12/01/42		70	64,255
6.000%	03/01/39		95	112,926
Albertsons Holdings LLC/Safeway, Inc.,
Sec’d. Notes, 144A
7.750%	10/15/22		280	297,324
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	485	441,350
5.870%	02/23/22		125	121,875
6.750%	01/15/28		205	194,750
Alere, Inc.,
Gtd. Notes
6.500%	06/15/20		160	153,600
Gtd. Notes, 144A
6.375%	07/01/23		12	11,220
Aleris International, Inc.,
Gtd. Notes
7.625%	02/15/18		46	39,100
7.875%	11/01/20		44	33,528
Alexandria Real Estate Equities, Inc.,
Gtd. Notes, REIT
2.750%	01/15/20		350	344,083

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
7.625%	08/15/23		102	$60,180
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		48	45,720
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23		142	141,890
Ally Financial, Inc.,
Gtd. Notes
3.250%	11/05/18		117	114,806
3.500%	01/27/19		440	433,950
8.000%	11/01/31		155	179,025
Sr. Unsec’d. Notes
3.250%	02/13/18		42	41,790
3.600%	05/21/18		56	56,000
4.125%	03/30/20		800	796,000
4.125%	02/13/22		115	113,850
4.625%	05/19/22		122	122,610
5.125%	09/30/24	(a)	500	511,875
Sub. Notes
5.750%	11/20/25	(a)	250	253,125
Altria Group, Inc.,
Gtd. Notes
2.625%	01/14/20		185	185,344
2.850%	08/09/22	(a)	651	634,648
4.000%	01/31/24	(a)	150	155,398
4.250%	08/09/42		70	64,228
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.800%	12/05/24	(a)	145	150,838
AMC Entertainment, Inc.,
Gtd. Notes
5.750%	06/15/25		125	125,625
5.875%	02/15/22		111	112,665
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22		150	150,000
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		180	181,888
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		440	464,189
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/21		150	155,250
6.625%	10/15/22	(a)	100	104,750
American Builders & Contractors Supply Co., Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/23		36	36,270
American Express Centurion Bank,
Sr. Unsec’d. Notes, MTN
6.000%	09/13/17		250	267,785
American Express Co.,
Sr. Unsec’d. Notes
2.650%	12/02/22		603	584,168

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.875%	11/05/18	(a)	415	$413,903
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24		165	169,440
4.500%	07/16/44		125	115,595
4.800%	07/10/45		345	333,565
American Tower Corp.,
Sr. Unsec’d. Notes, REIT
3.450%	09/15/21		290	291,422
3.500%	01/31/23		240	234,579
4.000%	06/01/25		135	132,698
American Tower Trust I,
Pass-Through Certificates, REIT, 144A
1.551%	03/15/43		225	219,719
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24		250	262,419
4.300%	12/01/42		47	47,570
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
7.000%	05/20/22		200	193,500
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/23		280	290,867
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/22	(a)	250	256,804
3.625%	05/22/24		190	189,929
4.400%	05/01/45		185	171,407
6.375%	06/01/37		200	232,910
6.400%	02/01/39		137	162,508
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22		410	398,725
6.625%	06/01/21		173	171,703
Amsurg Corp.,
Gtd. Notes
5.625%	11/30/20	(a)	55	55,825
5.625%	07/15/22	(a)	75	74,250
Anadarko Holding Co.,
Sr. Unsec’d. Notes
7.150%	05/15/28		350	357,825
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24	(a)	315	279,828
4.500%	07/15/44		65	49,763
6.375%	09/15/17		685	718,306
8.700%	03/15/19		100	113,615
Anixter, Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		480	482,400
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22	(a)	253	192,280
5.375%	11/01/21	(a)	115	92,000
6.000%	12/01/20		2	1,670

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Anthem, Inc.,
Sr. Unsec’d. Notes
2.300%	07/15/18		205	$204,613
3.300%	01/15/23		140	136,055
4.625%	05/15/42		115	108,596
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		100	95,244
5.100%	09/01/40		145	123,948
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.700%	08/15/37		125	149,668
Apple, Inc.,
Sr. Unsec’d. Notes
2.400%	05/03/23		100	97,437
3.850%	05/04/43	(a)	520	479,083
Aramark Services, Inc.,
Gtd. Notes, 144A
5.125%	01/15/24	(a)	30	30,563
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	10/01/22		32	26,080
Argos Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	(a)	822	815,013
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42		75	76,918
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/18		26	25,979
6.000%	04/01/20		150	163,022
7.500%	01/15/27		100	117,847
Ashland, Inc.,
Gtd. Notes
4.750%	08/15/22	(a)	550	534,875
Sr. Unsec’d. Notes
3.875%	04/15/18		35	35,700
AT&T, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/22		622	589,713
3.000%	02/15/22		530	519,547
3.400%	05/15/25		185	177,802
3.875%	08/15/21		895	923,346
4.300%	12/15/42		735	628,055
4.350%	06/15/45		250	213,868
4.450%	05/15/21		355	377,846
4.800%	06/15/44	(a)	50	45,807
5.500%	02/01/18		110	117,589
6.300%	01/15/38		75	82,074
Atmos Energy Corp,
Sr. Unsec’d. Notes
8.500%	03/15/19		300	351,594
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21		474	477,555
6.125%	11/01/23		35	35,219

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21		153	$52,020
Sr. Sec’d. Notes, 144A
7.000%	04/01/19	(a)	382	282,680
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23		325	325,813
Gtd. Notes, 144A
5.125%	06/01/22		50	49,375
5.250%	03/15/25		21	19,897
Axiall Corp.,
Gtd. Notes
4.875%	05/15/23		60	54,000
B&G Foods, Inc.,
Gtd. Notes
4.625%	06/01/21	(a)	297	294,030
Ball Corp.,
Gtd. Notes
5.000%	03/15/22		50	51,000
5.250%	07/01/25		40	40,900
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.800%	08/15/22		315	311,956
3.350%	07/01/23	(a)	230	232,804
3.500%	11/15/21		110	113,974
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49	(a)	370	352,425
6.100%(c)	12/29/49		190	192,613
8.000%(c)	07/29/49		855	869,963
Sr. Unsec’d. Notes
2.000%	01/11/18		350	349,554
5.750%	12/01/17		200	213,950
6.000%	09/01/17		130	138,347
7.625%	06/01/19		675	781,865
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23		304	299,235
3.875%	08/01/25		290	294,387
5.000%	05/13/21		350	382,393
5.000%	01/21/44		155	161,772
5.625%	07/01/20		150	166,615
5.650%	05/01/18		250	268,827
Sub. Notes, MTN
3.950%	04/21/25		505	491,753
4.250%	10/22/26		240	237,560
Bank of America NA,
Sr. Unsec’d. Notes, MTN
2.050%	12/07/18	(a)	440	438,733
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.950%(c)	12/29/49	(a)	550	539,000
Sr. Unsec’d. Notes
3.550%	09/23/21		150	157,349
5.450%	05/15/19		100	110,380
Sr. Unsec’d. Notes, MTN
2.100%	01/15/19		247	248,148

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Basic Energy Services, Inc.,
Gtd. Notes
7.750%	10/15/22		40	$13,200
Baxalta, Inc.,
Sr. Unsec’d. Notes, 144A
4.000%	06/23/25		415	410,687
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18		91	90,456
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.050%	06/19/18		83	83,472
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
6.375%	10/01/23		86	87,613
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		505	507,749
Belden, Inc.,
Gtd. Notes, 144A
5.250%	07/15/24		22	20,240
5.500%	09/01/22	(a)	275	264,687
BellSouth LLC,
Sr. Unsec’d. Notes
6.550%	06/15/34		300	313,870
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
1.100%	05/15/17		400	396,345
3.750%	11/15/23		390	400,210
4.500%	02/01/45		110	105,687
6.125%	04/01/36	(a)	130	151,599
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.300%	05/15/43	(a)	130	127,488
5.750%	01/15/40		180	210,072
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.400%	01/31/22		178	187,596
3.750%	08/15/21		100	106,642
4.500%	02/11/43	(a)	125	125,866
Berry Plastics Corp.,
Sec’d. Notes
5.125%	07/15/23	(a)	115	111,837
5.500%	05/15/22		55	54,794
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22		80	80,886
5.200%	09/15/45		185	185,070
BioMed Realty LP,
Gtd. Notes, REIT
2.625%	05/01/19		806	783,173
Blackboard, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	11/15/19		120	103,800
Blue Coat Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.375%	06/01/23	(a)	62	62,310

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Blue Cube Spinco, Inc.,
Gtd. Notes, 144A
9.750%	10/15/23	(a)	198	$213,593
10.000%	10/15/25	(a)	275	302,500
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		98	67,620
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19		190	171,000
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24		175	233,311
Boston Properties LP,
Sr. Unsec’d. Notes, REIT
3.125%	09/01/23		150	146,043
3.800%	02/01/24		50	50,841
3.850%	02/01/23		305	311,244
4.125%	05/15/21		150	157,110
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23		177	181,867
Branch Banking & Trust Co.,
Sub. Notes
3.625%	09/16/25		565	570,314
Brandywine Operating Partnership LP,
Gtd. Notes
5.700%	05/01/17		126	131,427
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
7.875%	04/15/22		240	43,200
Briggs & Stratton Corp.,
Gtd. Notes
6.875%	12/15/20		55	59,675
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.875%	08/15/22		165	164,242
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18		115	110,635
5.850%	11/15/43		125	96,553
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		80	79,800
6.000%	10/15/25		95	96,900
Bumble Bee Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17		366	370,575
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.500%	06/15/19		100	115,738
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.450%	09/15/21		510	521,246
4.100%	06/01/21		360	379,436
4.150%	04/01/45		220	199,392
4.450%	03/15/43		155	147,378
7.950%	08/15/30		100	138,851

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20		185	$180,375
8.625%	09/15/17		66	69,465
CalAtlantic Group, Inc.,
Gtd. Notes
5.375%	10/01/22		25	25,125
5.875%	11/15/24	(a)	85	88,825
8.375%	01/15/21	(a)	50	58,000
Caleres, Inc.,
Gtd. Notes
6.250%	08/15/23		34	33,490
California Resources Corp.,
Gtd. Notes
5.000%	01/15/20		11	3,919
5.500%	09/15/21	(a)	12	3,780
6.000%	11/15/24	(a)	42	12,810
Sec’d. Notes, 144A
8.000%	12/15/22		159	83,674
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24	(a)	558	571,950
Sr. Unsec’d. Notes
5.500%	02/01/24	(a)	75	66,187
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		805	787,754
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.500%	06/15/23		40	39,756
4.750%	07/15/21		200	216,631
Capital One NA,
Sr. Unsec’d. Notes
2.400%	09/05/19		625	618,369
Capsugel SA,
Sr. Unsec’d. Notes, PIK, 144A
7.000%	05/15/19		152	148,200
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
7.350%	03/06/19		250	287,547
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19		220	218,350
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.250%	11/06/17		130	129,499
2.850%	06/01/22		225	222,794
7.150%	02/15/19		200	229,184
Caterpillar, Inc.,
Sr. Unsec’d. Notes
4.300%	05/15/44		140	135,200
CBS Corp.,
Gtd. Notes
5.900%	10/15/40		100	103,491
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23		15	15,019
5.750%	09/01/23		11	11,275
6.500%	04/30/21		40	41,600

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
6.625%	01/31/22		120	$126,450
7.375%	06/01/20	(a)	900	937,125
Gtd. Notes, 144A
5.125%	05/01/23		124	124,000
5.375%	05/01/25	(a)	710	706,450
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.464%	07/23/22		357	355,754
4.908%	07/23/25		160	159,844
6.484%	10/23/45		145	145,238
CCOH Safari LLC,
Sr. Unsec’d. Notes, 144A
5.750%	02/15/26		304	304,760
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23		107	108,605
5.500%	12/01/24	(a)	19	19,903
6.000%	08/15/22		45	47,475
CEB, Inc.,
Gtd. Notes, 144A
5.625%	06/15/23		28	27,790
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.250%	03/15/21		48	49,440
5.375%	06/01/24		35	35,350
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22		35	34,475
Celgene Corp.,
Sr. Unsec’d. Notes
2.875%	08/15/20		115	114,133
3.250%	08/15/22		65	64,485
3.550%	08/15/22	(a)	135	136,312
3.875%	08/15/25		150	149,393
3.950%	10/15/20		100	104,944
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		56	54,180
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21		100	104,962
5.850%	01/15/41		110	121,503
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	05/01/18		100	109,101
Central Garden & Pet Co.,
Gtd. Notes
6.125%	11/15/23		15	15,150
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25		131	110,695
6.750%	12/01/23	(a)	1,025	960,937
Cenveo Corp.,
Sec’d. Notes, 144A
8.500%	09/15/22		75	40,500
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21	(a)	154	138,600

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		120	$102,033
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.225%	09/01/22		100	101,286
4.450%	07/22/20		25	27,209
Chemours Co. (The),
Sr. Unsec’d. Notes, 144A
6.625%	05/15/23	(a)	190	133,000
7.000%	05/15/25	(a)	32	21,840
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22		386	189,140
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		160	152,783
2.419%	11/17/20		195	193,903
3.191%	06/24/23		95	95,505
3.326%	11/17/25		180	181,238
Chiquita Brands International, Inc./Chiquita Brands LLC,
Sr. Sec’d. Notes
7.875%	02/01/21		157	164,457
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22		71	75,970
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	249	236,239
7.125%	07/15/20	(a)	307	305,849
Sr. Sec’d. Notes
5.125%	08/15/18		48	48,240
5.125%	08/01/21		80	79,600
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18		50	54,422
Cigna Corp.,
Sr. Unsec’d. Notes
4.000%	02/15/22		430	444,443
Cimarex Energy Co.,
Gtd. Notes
4.375%	06/01/24		58	51,455
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20		226	231,085
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		250	243,750
5.125%	12/15/22		160	158,800
7.375%	06/15/21		100	105,250
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
3.625%	03/04/24		350	365,146
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22		800	821,504
5.250%	03/15/18		175	180,687
5.375%	05/15/20		250	261,875
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.500%	02/15/19	(a)	495	$517,275
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
10.750%	02/15/20		75	72,750
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.250%	08/15/22		83	79,680
Citigroup, Inc.,
Jr. Sub. Notes
5.875%(c)	12/29/49		120	119,100
5.950%(c)	12/29/49	(a)	455	442,062
6.125%(c)	12/29/49	(a)	370	377,400
6.300%(c)	12/29/49		371	361,725
Sr. Unsec’d. Notes
3.875%	10/25/23		820	847,404
4.950%	11/07/43		260	273,201
8.125%	07/15/39		42	60,240
Sub. Notes
4.300%	11/20/26		230	228,865
4.400%	06/10/25		370	373,703
5.500%	09/13/25		115	124,832
Claire’s Stores, Inc.,
Sec’d. Notes
8.875%	03/15/19		214	49,220
Sr. Sec’d. Notes, 144A
6.125%	03/15/20		56	30,240
9.000%	03/15/19	(a)	974	589,270
Clean Harbors, Inc.,
Gtd. Notes
5.250%	08/01/20		250	255,000
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22	(a)	1,758	1,714,050
6.500%	11/15/22		112	108,080
7.625%	03/15/20		1,259	1,163,001
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		93	87,420
Gtd. Notes, 144A
5.375%	02/01/25		15	14,513
Cleveland Electric Illuminating Co. (The),
Sr. Sec’d. Notes
7.880%	11/01/17		200	220,065
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
Gtd. Notes
6.375%	03/15/24		17	5,015
8.500%	12/15/19		18	9,000
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22		235	236,517
CMS Energy Corp,
Sr. Unsec’d. Notes
8.750%	06/15/19		80	95,643
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24		100	99,550
7.350%	11/15/19		150	172,699

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20		111	$46,620
CNH Industrial Capital LLC,
Gtd. Notes
3.875%	07/16/18		250	241,875
4.375%	11/06/20		100	94,250
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
4.500%	05/30/20		19	19,380
5.250%	05/30/25		211	214,693
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.875%	10/27/20		215	212,798
Coeur Mining, Inc.,
Gtd. Notes
7.875%	02/01/21	(a)	174	103,965
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	03/01/22		350	340,375
Colony Capital, Inc.,
Sr. Unsec’d. Notes, REIT
3.875%	01/15/21		546	508,121
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		200	276,128
Comcast Corp.,
Gtd. Notes
4.600%	08/15/45	(a)	220	222,755
4.650%	07/15/42		55	55,968
4.750%	03/01/44		330	342,774
6.450%	03/15/37		300	373,373
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23		195	161,850
Commonwealth Edison Co.,
First Mortgage
4.350%	11/15/45		50	50,329
CommScope Technologies Finance LLC,
Sr. Unsec’d. Notes, 144A
6.000%	06/15/25		488	469,700
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		116	111,215
5.500%	06/15/24		201	190,950
Sr. Sec’d. Notes, 144A
4.375%	06/15/20		11	11,083
Communications Sales & Leasing, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23		350	295,750
Sr. Sec’d. Notes, 144A
6.000%	04/15/23		22	20,790
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19		40	6,000
Sr. Sec’d. Notes, 144A
10.000%	03/15/20	(a)	49	22,540

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
2.100%	03/15/18		27	$26,918
Concho Resources, Inc.,
Gtd. Notes
5.500%	10/01/22		93	84,630
6.500%	01/15/22	(a)	105	100,800
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19		125	135,295
ConocoPhillips Co.,
Gtd. Notes
3.350%	05/15/25		120	108,442
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		560	641,419
CONSOL Energy, Inc.,
Gtd. Notes
5.875%	04/15/22	(a)	55	34,100
Gtd. Notes, 144A
8.000%	04/01/23		75	49,875
Consolidated Communications, Inc.,
Gtd. Notes
6.500%	10/01/22		121	101,640
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/45		265	268,254
4.625%	12/01/54		105	103,315
Constellation Brands, Inc.,
Gtd. Notes
3.750%	05/01/21		28	28,070
4.250%	05/01/23		56	56,000
4.750%	11/15/24		25	25,500
4.750%	12/01/25	(a)	60	61,125
6.000%	05/01/22		35	38,500
Consumers Energy Co.,
First Mortgage
5.650%	04/15/20		150	169,130
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		29	29,421
Corrections Corp. of America,
Gtd. Notes
4.625%	05/01/23		175	168,875
Gtd. Notes, REIT
4.125%	04/01/20		400	396,000
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/24	(a)	130	117,650
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	01/15/19		145	168,002
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.125%	03/01/22		311	216,145
Gtd. Notes, 144A
6.250%	04/01/23		45	31,387

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Crimson Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		129	$88,365
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23		150	146,625
Crown Castle International Corp.,
Sr. Unsec’d. Notes, REIT
4.875%	04/15/22		93	96,487
5.250%	01/15/23		159	167,149
CSC Holdings LLC,
Sr. Unsec’d. Notes
6.750%	11/15/21		141	138,533
CSI Compressco LP/Compressco Finance, Inc.,
Gtd. Notes
7.250%	08/15/22		45	33,300
CSX Corp.,
Sr. Unsec’d. Notes
6.000%	10/01/36		80	90,611
7.900%	05/01/17		200	216,406
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		310	302,035
3.875%	07/20/25	(a)	215	219,425
4.000%	12/05/23	(a)	414	430,237
4.875%	07/20/35		190	196,173
5.125%	07/20/45	(a)	180	189,618
D.R. Horton, Inc.,
Gtd. Notes
4.375%	09/15/22		25	24,844
4.750%	02/15/23		30	30,555
Dana Holding Corp.,
Sr. Unsec’d. Notes
5.500%	12/15/24		150	145,500
6.000%	09/15/23		475	476,187
Darling Ingredients, Inc.,
Gtd. Notes
5.375%	01/15/22	(a)	74	72,890
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.000%	05/01/25		450	434,250
5.125%	07/15/24		151	151,000
5.750%	08/15/22		55	56,650
DDR Corp.,
Sr. Unsec’d. Notes, REIT
3.500%	01/15/21		535	530,634
Dean Foods Co.,
Gtd. Notes, 144A
6.500%	03/15/23		179	186,160
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22		180	177,481
8.100%	05/15/30		230	323,837
Delta Air Lines 2012-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
6.875%	05/07/19		83	89,670
Denali Borrower LLC/Denali Finance Corp.,
Sr. Sec’d. Notes, 144A
5.625%	10/15/20		273	285,967

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23		425	$136,799
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22		60	51,002
4.000%	07/15/21		100	91,566
5.000%	06/15/45	(a)	280	212,213
6.300%	01/15/19		100	103,030
Devon Financing Corp. LLC,
Gtd. Notes
7.875%	09/30/31		100	102,566
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	11/01/43		81	49,174
Diamondback Energy, Inc.,
Gtd. Notes
7.625%	10/01/21		67	67,670
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22		611	614,863
5.150%	03/15/42		102	95,098
6.350%	03/15/40		170	182,545
6.375%	03/01/41		170	182,465
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		1,320	1,311,075
4.250%	03/13/26		250	251,682
Discovery Communications LLC,
Gtd. Notes
3.300%	05/15/22		250	235,692
4.375%	06/15/21		300	307,438
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		1,540	1,335,950
5.875%	07/15/22	(a)	100	93,250
5.875%	11/15/24		410	364,900
6.750%	06/01/21		911	917,833
7.875%	09/01/19	(a)	160	174,000
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21		350	310,625
Dollar Tree, Inc.,
Gtd. Notes, 144A
5.750%	03/01/23	(a)	287	297,045
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
3.625%	12/01/24		200	198,080
3.900%	10/01/25		310	310,322
4.450%	03/15/21		611	646,555
4.700%	12/01/44		85	82,811
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22		466	446,109
8.850%	09/15/21		90	114,217
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19		60	61,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
2.000%	01/15/20		75	$73,287
DreamWorks Animation SKG, Inc.,
Gtd. Notes, 144A
6.875%	08/15/20		250	246,250
DS Services of America, Inc.,
Sec’d. Notes, 144A
10.000%	09/01/21		31	35,185
DTE Electric Co.,
General Ref. Mortgage
3.900%	06/01/21		250	266,121
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23		46	47,268
Duke Energy Carolinas LLC,
First Mortgage
4.300%	06/15/20		129	139,622
First Ref. Mortgage
6.000%	01/15/38		48	59,217
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17		270	269,635
3.750%	04/15/24	(a)	235	238,102
5.050%	09/15/19		895	973,578
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23		136	141,996
Duke Energy Progress LLC,
First Mortgage
5.700%	04/01/35		100	116,633
Duke Realty LP,
Gtd. Notes
4.375%	06/15/22		105	108,201
Gtd. Notes, REIT
3.875%	02/15/21		180	183,532
DuPont Fabros Technology LP,
Gtd. Notes, REIT
5.875%	09/15/21		88	91,520
Dynegy, Inc.,
Gtd. Notes
5.875%	06/01/23		246	197,415
6.750%	11/01/19		11	10,340
7.375%	11/01/22	(a)	490	426,300
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
4.625%	09/15/23		109	110,771
5.375%	11/15/22		105	109,987
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
4.150%	02/15/43		67	58,491
Eagle Spinco, Inc.,
Gtd. Notes
4.625%	02/15/21	(a)	65	59,800
Eaton Corp.,
Gtd. Notes
1.500%	11/02/17		27	26,830
4.000%	11/02/32		24	22,873
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
6.950%	03/20/19		65	$74,069
eBay, Inc.,
Sr. Unsec’d. Notes
4.000%	07/15/42		200	158,049
Ecolab, Inc.,
Sr. Unsec’d. Notes
4.350%	12/08/21		200	213,554
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		531	546,930
Emdeon, Inc.,
Gtd. Notes
11.000%	12/31/19		156	162,630
Gtd. Notes, 144A
6.000%	02/15/21		115	106,950
Enable Midstream Partners LP,
Ltd. Gtd. Notes
3.900%	05/15/24		305	233,154
Endo Finance LLC,
Gtd. Notes, 144A
5.750%	01/15/22	(a)	150	145,500
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.750%	01/15/22		34	34,765
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23	(a)	400	398,000
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25		483	454,020
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24	(a)	235	191,525
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
3.600%	02/01/23		384	316,095
EnerSys,
Gtd. Notes, 144A
5.000%	04/30/23		130	129,350
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21	(a)	285	229,476
Entegris, Inc.,
Gtd. Notes, 144A
6.000%	04/01/22		127	128,587
Entergy Arkansas, Inc.,
First Mortgage
3.750%	02/15/21		465	483,772
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25	(a)	975	891,839
3.900%	02/15/24		590	550,475
Envision Healthcare Corp.,
Gtd. Notes, 144A
5.125%	07/01/22		42	41,160
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23		234	221,682

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
6.375%	06/15/23	(a)	37	$18,500
7.750%	09/01/22		200	102,000
9.375%	05/01/20		450	286,875
Equinix, Inc.,
Sr. Unsec’d. Notes
5.875%	01/15/26		89	91,670
Sr. Unsec’d. Notes, REIT
5.375%	01/01/22		200	205,000
5.750%	01/01/25		24	24,540
Equity Commonwealth,
Sr. Unsec’d. Notes
5.875%	09/15/20		120	128,963
6.250%	06/15/17		305	315,001
Sr. Unsec’d. Notes, REIT
6.650%	01/15/18		375	396,889
ERAC USA Finance LLC,
Gtd. Notes, 144A
1.400%	04/15/16		19	18,991
5.625%	03/15/42		22	23,611
7.000%	10/15/37		150	182,803
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21		200	211,618
ERP Operating LP,
Sr. Unsec’d. Notes, REIT
4.625%	12/15/21		180	195,351
ESH Hospitality, Inc.,
Gtd. Notes, REIT, 144A
5.250%	05/01/25		90	87,750
EV Energy Partners LP/EV Energy Finance Corp.,
Gtd. Notes
8.000%	04/15/19		125	62,500
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20	(a)	320	318,849
Express Scripts Holding Co.,
Gtd. Notes
4.750%	11/15/21		270	289,510
FedEx Corp.,
Gtd. Notes
4.100%	02/01/45		115	102,475
FelCor Lodging LP,
Gtd. Notes
6.000%	06/01/25		36	36,540
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes, 144A
6.750%	06/15/23		109	88,835
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/21		71	72,420
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38		100	139,243
Fifth Third Bank,
Sr. Unsec’d. Notes
2.375%	04/25/19		200	200,661

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	(a)	745	$745,000
Sec’d. Notes, 144A
5.750%	01/15/24		1,080	1,063,800
8.750%	01/15/22		1,173	1,225,609
Sr. Sec’d. Notes, 144A
5.000%	01/15/24		95	94,525
5.375%	08/15/23	(a)	110	110,550
6.750%	11/01/20		435	456,206
First Industrial LP,
Sr. Unsec’d. Notes, MTN
7.500%	12/01/17		113	123,064
FirstEnergy Solutions Corp.,
Gtd. Notes
6.800%	08/15/39		175	165,117
Flextronics International Ltd.,
Gtd. Notes
5.000%	02/15/23		29	29,399
Florida Power & Light Co.,
First Mortgage
3.125%	12/01/25		510	510,929
5.625%	04/01/34		100	119,026
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	(a)	85	80,124
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.500%	01/17/17		200	198,598
2.375%	03/12/19		200	197,161
3.000%	06/12/17		925	933,993
3.200%	01/15/21		220	218,512
3.664%	09/08/24		505	491,068
4.134%	08/04/25		200	199,283
Forest Laboratories LLC,
Gtd. Notes, 144A
4.875%	02/15/21		250	270,701
Freeport Minerals Corp.,
Gtd. Notes
7.125%	11/01/27		100	62,469
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		300	174,000
3.875%	03/15/23		400	228,000
4.550%	11/14/24	(a)	180	103,050
5.400%	11/14/34		233	123,490
5.450%	03/15/43		95	49,400
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	05/15/21		15	15,337
6.000%	01/15/22		110	115,225
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21		50	42,375
7.125%	03/15/19		30	29,997
8.500%	04/15/20		200	200,500
9.250%	07/01/21	(a)	223	219,097
Sr. Unsec’d. Notes, 144A
8.875%	09/15/20		35	35,437

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
10.500%	09/15/22		325	$323,781
11.000%	09/15/25		1,375	1,361,250
Gardner Denver, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	08/15/21	(a)	90	68,850
GE Capital International Funding Co.,
Gtd. Notes, 144A
2.342%	11/15/20		697	691,187
3.373%	11/15/25	(a)	1,057	1,076,116
4.418%	11/15/35		1,232	1,257,234
General Cable Corp.,
Gtd. Notes
5.750%	10/01/22		200	154,000
General Electric Capital Corp.,
Gtd. Notes, MTN
3.100%	01/09/23		307	311,609
3.150%	09/07/22		101	103,372
4.375%	09/16/20		178	193,233
4.650%	10/17/21		72	79,716
5.500%	01/08/20		145	162,628
5.875%	01/14/38		100	122,356
6.000%	08/07/19		100	113,284
6.750%	03/15/32		294	384,142
6.875%	01/10/39		100	136,307
General Electric Co.,
Jr. Sub. Notes
4.100%(c)	12/29/49		236	235,410
Sr. Unsec’d. Notes
2.700%	10/09/22		85	84,644
4.125%	10/09/42	(a)	110	107,447
4.500%	03/11/44		220	226,409
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21		170	170,127
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23	(a)	700	715,861
5.200%	04/01/45		170	159,414
General Motors Financial Co., Inc.,
Gtd. Notes
2.750%	05/15/16		250	250,731
3.100%	01/15/19		355	354,484
3.250%	05/15/18		101	101,506
4.000%	01/15/25		245	232,445
4.750%	08/15/17		75	77,733
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		54	41,040
5.750%	02/15/21		37	31,265
6.000%	05/15/23		27	21,600
6.750%	08/01/22	(a)	25	21,250
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
9.875%	10/15/20	(a)	200	148,000
GEO Group, Inc. (The),
Gtd. Notes
5.875%	01/15/22		150	147,750
Gtd. Notes, REIT
6.625%	02/15/21		350	358,750

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.650%	03/01/26	(a)	225	$226,908
3.700%	04/01/24		165	169,013
4.400%	12/01/21		200	216,024
4.500%	02/01/45		130	127,161
4.600%	09/01/35		45	45,757
4.750%	03/01/46		70	70,842
4.800%	04/01/44		85	85,335
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.250%	07/15/22		30	24,000
7.000%	06/15/23		45	36,900
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	11/01/23	(a)	170	165,750
Golden Nugget Escrow, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	12/01/21	(a)	55	55,275
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/29/49	(a)	477	474,019
5.700%(c)	12/29/49	(a)	410	407,437
Sr. Unsec’d. Notes
2.750%	09/15/20	(a)	325	324,786
2.900%	07/19/18	(a)	520	530,164
3.500%	01/23/25	(a)	460	452,094
3.625%	01/22/23	(a)	125	126,419
4.000%	03/03/24		185	189,880
4.750%	10/21/45		110	109,271
5.250%	07/27/21		350	386,967
5.750%	01/24/22		200	227,444
5.950%	01/18/18		350	376,942
6.150%	04/01/18		255	276,909
Sr. Unsec’d. Notes, MTN
7.500%	02/15/19		600	686,557
Sub. Notes
4.250%	10/21/25		155	153,815
5.150%	05/22/45		280	271,988
6.450%	05/01/36		455	514,356
6.750%	10/01/37		200	233,787
Goodman Networks, Inc.,
Sr. Sec’d. Notes
12.125%	07/01/18		90	24,300
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.125%	11/15/23	(a)	85	87,125
7.000%	05/15/22		225	241,031
8.750%	08/15/20		350	415,625
Graphic Packaging International, Inc.,
Gtd. Notes
4.750%	04/15/21		88	89,760
Gray Television, Inc.,
Gtd. Notes
7.500%	10/01/20	(a)	250	256,875
Great Lakes Dredge & Dock Corp.,
Gtd. Notes
7.375%	02/01/19		300	279,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
5.250%	12/15/23		60	$59,400
Guitar Center, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	04/15/19	(a)	56	47,040
Gulf South Pipeline Co. LP,
Sr. Unsec’d. Notes
4.000%	06/15/22		150	133,961
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22	(a)	445	436,100
Halcon Resources Corp.,
Sec’d. Notes, 144A
13.000%	02/15/22		186	63,240
Halliburton Co.,
Sr. Unsec’d. Notes
2.700%	11/15/20		105	103,787
3.500%	08/01/23		100	98,142
5.000%	11/15/45	(a)	95	93,912
8.750%	02/15/21		100	123,717
Sr. Unsec’d. Notes, MTN
6.750%	02/01/27		100	117,596
Halyard Health, Inc.,
Gtd. Notes
6.250%	10/15/22		85	84,575
Hardwoods Acquisition, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	08/01/21		145	119,625
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
9.750%	08/01/18		35	32,375
Sr. Unsec’d. Notes, 144A
9.250%	03/01/21		40	31,400
Harris Corp.,
Sr. Unsec’d. Notes
5.054%	04/27/45		125	122,396
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21		140	148,050
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		1,967	1,942,413
5.875%	05/01/23	(a)	100	102,500
5.875%	02/15/26		100	100,375
7.500%	02/15/22		1,552	1,718,840
Sr. Sec’d. Notes
3.750%	03/15/19		108	108,810
4.250%	10/15/19		90	91,800
5.000%	03/15/24	(a)	121	120,697
5.250%	04/15/25		53	53,397
5.875%	03/15/22		123	129,765
6.500%	02/15/20		169	184,125
HCP, Inc.,
Sr. Unsec’d. Notes
4.000%	12/01/22		190	189,122
Sr. Unsec’d. Notes, REIT
2.625%	02/01/20		445	438,140
3.150%	08/01/22		75	71,632

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
3.750%	02/01/19		815	$840,794
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20		240	249,600
Sr. Sec’d. Notes, 144A
5.250%	12/15/21		460	469,200
Headwaters, Inc.,
Gtd. Notes
7.250%	01/15/19		65	66,463
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24	(a)	46	43,873
Gtd. Notes, 144A
5.750%	11/01/24		50	47,687
5.750%	09/15/25	(a)	400	372,000
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		212	154,760
Hertz Corp. (The),
Gtd. Notes
5.875%	10/15/20	(a)	575	592,969
6.250%	10/15/22	(a)	225	232,875
7.375%	01/15/21	(a)	181	187,787
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29		40	43,694
8.125%	02/15/19		205	232,342
Hexion, Inc.,
Sr. Sec’d. Notes
6.625%	04/15/20		1,053	818,707
10.000%	04/15/20	(a)	33	27,225
Hiland Partners LP/Hiland Partners Finance Corp.,
Gtd. Notes, 144A
5.500%	05/15/22		28	26,880
7.250%	10/01/20		50	50,500
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		180	149,400
5.750%	10/01/25		75	65,250
7.625%	04/15/21		125	120,000
Hill-Rom Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	09/01/23		319	325,380
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
5.625%	10/15/21		50	51,813
Historic TW, Inc.,
Gtd. Notes
6.625%	05/15/29		100	117,069
Hologic, Inc.,
Gtd. Notes, 144A
5.250%	07/15/22		430	438,600
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.625%	06/01/22		150	149,843
3.350%	09/15/25	(a)	155	158,389
3.750%	02/15/24		110	117,103
4.250%	04/01/46	(a)	105	107,341

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
HomeAway, Inc.,
Sr. Unsec’d. Notes
0.125%	04/01/19		578	$577,277
HP, Inc.,
Sr. Unsec’d. Notes
3.750%	12/01/20		17	16,868
4.375%	09/15/21		91	89,539
4.650%	12/09/21		211	210,202
6.000%	09/15/41		95	82,948
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18		500	497,523
2.375%	11/13/19		240	238,994
2.750%	08/07/20	(a)	565	565,057
Hughes Satellite Systems Corp.,
Sr. Sec’d. Notes
6.500%	06/15/19		134	144,385
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.200%	11/06/18		250	249,309
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20	(a)	325	296,563
Gtd. Notes, 144A
5.125%	11/15/22	(a)	225	202,500
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19		339	311,880
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.875%	02/01/22		185	180,837
6.000%	08/01/20		85	85,714
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19		443	323,390
IHS, Inc.,
Gtd. Notes
5.000%	11/01/22		85	86,063
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.490%(c)	12/21/65		215	195,650
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.250%(c)	12/21/65		275	253,000
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20	(a)	410	422,300
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.200%	03/15/23		50	49,294
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, PIK, 144A
7.125%	05/01/21		100	72,250
Infor US, Inc.,
Gtd. Notes, 144A
6.500%	05/15/22		703	594,035
Sr. Sec’d. Notes, 144A
5.750%	08/15/20	(a)	134	135,005

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23	(a)	289	$261,545
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		92	92,922
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		85	84,787
Intel Corp.,
Sr. Unsec’d. Notes
4.000%	12/15/32		201	200,050
4.900%	07/29/45		220	232,532
Intercontinental Exchange, Inc.,
Gtd. Notes
2.500%	10/15/18		208	209,822
4.000%	10/15/23		318	327,516
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.375%	08/01/23		105	106,620
3.625%	02/12/24		110	113,236
4.000%	06/20/42		100	93,539
5.600%	11/30/39		50	58,247
6.220%	08/01/27		110	134,956
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22		500	467,500
6.500%	02/15/25		200	175,500
International Lease Finance Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/18		662	666,965
6.250%	05/15/19		550	589,187
8.250%	12/15/20	(a)	200	236,500
8.625%	01/15/22		190	229,900
International Wire Group Holdings, Inc.,
Sec’d. Notes, 144A
8.500%	10/15/17		53	54,193
Interval Acquisition Corp.,
Gtd. Notes, 144A
5.625%	04/15/23		50	49,625
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17		51	53,434
inVentiv Health, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	01/15/18		344	352,600
Invesco Finance PLC,
Gtd. Notes
3.125%	11/30/22		270	266,178
4.000%	01/30/24		103	106,484
Iron Mountain, Inc.,
Gtd. Notes
6.000%	08/15/23		225	232,875
Gtd. Notes, 144A
6.000%	10/01/20		165	174,075
Gtd. Notes, REIT
5.750%	08/15/24		72	69,480

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Isle of Capri Casinos, Inc.,
Gtd. Notes
5.875%	03/15/21	60	$61,200
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24	270	265,959
Sr. Unsec’d. Notes, 144A
6.050%	01/31/18	170	183,443
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23	150	146,250
Jarden Corp.,
Gtd. Notes
1.875%	09/15/18	264	479,985
7.500%	05/01/17	35	35,787
JB Hunt Transport Services, Inc.,
Gtd. Notes
3.300%	08/15/22	195	193,119
JC Penney Corp., Inc.,
Gtd. Notes
8.125%	10/01/19	21	19,005
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.875%	04/15/21	150	167,802
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26	160	160,979
Jo-Ann Stores, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	03/15/19	100	80,000
John Deere Capital Corp.,
Sr. Unsec’d. Notes
1.200%	10/10/17	59	58,785
1.700%	01/15/20	33	32,152
Sr. Unsec’d. Notes, MTN
2.375%	07/14/20	265	264,357
2.450%	09/11/20	100	99,786
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
3.750%	12/01/21	100	100,744
5.000%	03/30/20	100	106,982
Kaiser Aluminum Corp.,
Gtd. Notes
8.250%	06/01/20	50	52,250
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
3.150%	03/15/23	50	49,001
5.300%	10/01/41	175	190,132
Kennedy-Wilson, Inc.,
Gtd. Notes
5.875%	04/01/24	46	44,390
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	25	25,694
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31	60	64,732

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21	(a)	276	$301,653
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.400%	06/01/23		100	96,283
Kimco Realty Corp.,
Sr. Unsec’d. Notes, REIT
3.125%	06/01/23		370	358,227
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23		330	273,608
5.000%	08/15/42		230	169,698
5.000%	03/01/43		285	211,129
Kindred Healthcare, Inc.,
Gtd. Notes
8.000%	01/15/20		200	187,000
8.750%	01/15/23		100	92,000
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes
10.500%	11/01/18		622	606,450
KLX, Inc.,
Gtd. Notes, 144A
5.875%	12/01/22		100	95,000
Kohl’s Corp.,
Sr. Unsec’d. Notes
5.550%	07/17/45		115	107,030
Kraft Foods Group, Inc.,
Gtd. Notes
5.000%	06/04/42		395	397,722
6.125%	08/23/18		100	109,794
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
5.200%	07/15/45		205	214,206
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
7.000%	05/15/19		194	132,163
Kroger Co. (The),
Gtd. Notes
6.900%	04/15/38		150	185,333
7.500%	04/01/31		200	254,743
7.700%	06/01/29		150	196,713
Sr. Unsec’d. Notes
3.850%	08/01/23	(a)	385	396,935
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22	(a)	100	106,250
5.625%	10/15/23	(a)	225	238,500
6.625%	04/01/21		250	276,875
Gtd. Notes, 144A
6.875%	11/01/35		200	205,500
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.200%	08/23/17		120	120,423
2.500%	11/01/18		105	105,263
Landry’s, Inc.,
Gtd. Notes, 144A
9.375%	05/01/20		99	104,197

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25		145	$141,737
4.875%	12/15/23		47	46,765
6.950%	06/01/18		115	123,625
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
5.750%	12/01/22		216	220,860
Level 3 Financing, Inc.,
Gtd. Notes
6.125%	01/15/21		97	100,395
7.000%	06/01/20		47	49,115
Gtd. Notes, 144A
5.125%	05/01/23		73	72,453
5.375%	01/15/24		378	379,890
5.375%	05/01/25		367	365,165
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25		100	99,500
Liberty Interactive LLC,
Sr. Unsec’d. Notes
8.250%	02/01/30	(a)	75	74,625
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21		75	80,214
7.800%	03/07/87		116	132,240
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
7.875%	10/15/26		200	240,975
8.500%	05/15/25		100	124,218
Liberty Property LP,
Sr. Unsec’d. Notes
6.625%	10/01/17		201	215,706
Sr. Unsec’d. Notes, REIT
3.375%	06/15/23		140	132,781
4.400%	02/15/24		50	50,681
LifePoint Health, Inc.,
Gtd. Notes
5.500%	12/01/21		110	111,925
LIN Television Corp.,
Gtd. Notes
5.875%	11/15/22		145	144,275
6.375%	01/15/21		90	94,275
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%	06/24/21		50	53,846
6.250%	02/15/20		100	112,367
8.750%	07/01/19		85	102,086
LinkedIn Corp.,
Sr. Unsec’d. Notes
0.500%	11/01/19		937	982,679
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
6.500%	09/15/21		56	7,560
7.750%	02/01/21		550	79,750
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
5.375%	06/15/22		30	29,550

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21		135	$138,298
3.550%	01/15/26		75	75,264
3.800%	03/01/45		85	75,342
4.070%	12/15/42		108	99,945
4.700%	05/15/46		103	105,510
Louisville Gas & Electric Co.,
First Mortgage
4.375%	10/01/45		10	10,217
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.120%	04/15/22		246	251,572
4.375%	09/15/45		120	123,334
5.500%	10/15/35		100	116,511
LSB Industries, Inc.,
Sr. Sec’d. Notes
7.750%	08/01/19		100	83,000
LTF Merger Sub, Inc.,
Gtd. Notes, 144A
8.500%	06/15/23		115	109,825
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44		255	232,864
M/I Homes, Inc.,
Gtd. Notes, 144A
6.750%	01/15/21		85	83,725
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23		74	67,063
4.300%	02/15/43		155	118,991
7.450%	07/15/17		195	210,693
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		200	199,941
5.150%	10/15/43		72	61,739
6.400%	07/15/18		250	269,281
Mallinckrodt International Finance SA,
Gtd. Notes
3.500%	04/15/18		14	13,300
4.750%	04/15/23		30	26,550
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
4.875%	04/15/20		55	52,937
5.500%	04/15/25	(a)	145	133,400
5.625%	10/15/23		467	443,650
5.750%	08/01/22	(a)	143	137,280
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21		106	93,280
Masco Corp.,
Sr. Unsec’d. Notes
4.450%	04/01/25		127	124,460
5.950%	03/15/22		25	27,000
Masonite International Corp.,
Gtd. Notes, 144A
5.625%	03/15/23		85	87,763

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.100%	08/02/18		174	$174,581
2.500%	10/17/22		184	176,496
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23		251	217,115
McDonald’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/09/20		35	34,976
Sr. Unsec’d. Notes, MTN
2.100%	12/07/18		40	40,026
3.700%	02/15/42		115	96,196
4.700%	12/09/35		35	34,870
4.875%	12/09/45		90	90,548
McKesson Corp.,
Sr. Unsec’d. Notes
2.850%	03/15/23		160	153,497
Medco Health Solutions, Inc.,
Gtd. Notes
4.125%	09/15/20		330	346,203
Medtronic, Inc.,
Gtd. Notes
3.150%	03/15/22		885	894,662
Memorial Resource Development Corp.,
Gtd. Notes
5.875%	07/01/22		48	42,000
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.350%	02/10/22		305	299,467
2.400%	09/15/22		70	68,591
2.800%	05/18/23		125	124,381
3.700%	02/10/45		185	170,838
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22		83	86,943
MetLife, Inc.,
Jr. Sub. Notes
5.250%(c)	12/29/49		510	518,925
6.400%	12/15/66	(a)	140	152,950
Sr. Unsec’d. Notes
4.125%	08/13/42		135	128,121
4.600%	05/13/46	(a)	70	70,463
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
3.000%	01/10/23		390	388,032
3.875%	04/11/22	(a)	560	584,156
MGM Resorts International,
Gtd. Notes
5.250%	03/31/20	(a)	250	247,500
6.000%	03/15/23	(a)	1,245	1,235,663
6.625%	12/15/21		240	245,700
6.750%	10/01/20	(a)	210	215,775
7.750%	03/15/22	(a)	545	579,063
Michaels Stores, Inc.,
Gtd. Notes, 144A
5.875%	12/15/20		100	103,375

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Micron Technology, Inc.,
Gtd. Notes
5.875%	02/15/22		84	$81,690
Sr. Unsec’d. Notes
5.500%	02/01/25		82	71,340
Sr. Unsec’d. Notes, 144A
5.250%	08/01/23	(a)	130	116,675
5.250%	01/15/24	(a)	454	399,520
5.625%	01/15/26		26	22,490
Microsoft Corp.,
Sr. Unsec’d. Notes
0.875%	11/15/17		46	45,831
2.000%	11/03/20		175	175,049
2.375%	02/12/22		85	83,900
3.500%	11/15/42		265	233,295
3.625%	12/15/23		158	166,037
3.750%	02/12/45	(a)	180	165,855
4.450%	11/03/45		260	268,118
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21		175	163,187
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		98	74,915
MMC Energy, Inc.,
First Lien(g)(i)
2.511%	10/15/20		60	—
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21		82	56,580
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49		160	156,200
5.550%(c)	12/29/49	(a)	450	450,000
Sr. Unsec’d. Notes
3.750%	02/25/23		425	435,313
3.875%	04/29/24		1,080	1,100,929
4.300%	01/27/45	(a)	205	195,592
Sr. Unsec’d. Notes, MTN
2.375%	07/23/19		372	370,753
3.700%	10/23/24		65	65,313
4.000%	07/23/25	(a)	135	139,019
5.500%	01/26/20		250	275,228
5.500%	07/28/21		450	504,167
5.625%	09/23/19		200	220,720
7.300%	05/13/19		600	689,225
Sub. Notes
3.950%	04/23/27		305	296,027
5.000%	11/24/25		350	371,542
Sub. Notes, MTN
4.350%	09/08/26		115	115,376
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23		88	87,157
5.450%	11/15/33		281	284,001
MPG Holdco I, Inc.,
Gtd. Notes
7.375%	10/15/22		35	35,350

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
6.625%	04/01/22	(a)	321	$321,803
MPLX LP,
Gtd. Notes, 144A
4.500%	07/15/23		55	49,209
4.875%	12/01/24		758	680,305
4.875%	06/01/25		160	143,200
5.500%	02/15/23		150	131,250
MSCI, Inc.,
Gtd. Notes, 144A
5.250%	11/15/24	(a)	85	86,275
Mustang Merger Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/21		33	34,237
Mylan, Inc.,
Gtd. Notes
2.600%	06/24/18		290	287,770
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	(a)	385	316,378
5.000%	09/15/20		50	43,869
National City Corp.,
Sub. Notes
6.875%	05/15/19		125	141,215
National Financial Partners Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	07/15/21		89	81,435
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
1.350%	12/01/17		37	36,205
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	08/01/18		70	68,075
6.500%	06/01/22		24	20,760
7.875%	10/01/20		67	64,119
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
8.250%	12/01/31		150	194,733
9.375%	08/15/39		100	145,144
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	11/15/21		22	19,195
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,
Gtd. Notes
8.125%	02/15/19		15	6,450
Sr. Sec’d. Notes, 144A
7.375%	01/15/22	(a)	137	68,500
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21		100	108,623
6.400%	04/30/40		103	128,347
NCI Building Systems, Inc.,
Gtd. Notes, 144A
8.250%	01/15/23		85	89,250
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A
5.250%	11/15/19		56	57,225

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
NCR Corp.,
Gtd. Notes
5.000%	07/15/22		15	$14,550
6.375%	12/15/23		20	19,700
Neiman Marcus Group Ltd.,
Gtd. Notes, 144A
8.000%	10/15/21	(a)	310	229,400
Gtd. Notes, PIK, 144A
8.750%	10/15/21		125	77,500
Neptune Finco Corp.,
Sr. Sec’d. Notes, 144A
6.625%	10/15/25		200	208,000
Sr. Unsec’d. Notes, 144A
10.875%	10/15/25	(a)	300	314,250
Netflix, Inc.,
Sr. Unsec’d. Notes
5.750%	03/01/24		190	195,225
Sr. Unsec’d. Notes, 144A
5.500%	02/15/22	(a)	25	25,625
5.875%	02/15/25		125	128,125
Nevada Power Co.,
General Ref. Mortgage
6.650%	04/01/36		100	126,295
7.125%	03/15/19		275	314,519
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29		57	50,445
7.750%	06/15/26		6	5,520
8.000%	05/01/31		57	51,870
8.700%	05/01/30		78	73,710
Sr. Unsec’d. Notes, MTN
6.625%	06/01/28		30	24,150
New York Life Global Funding,
Sec’d. Notes, 144A
1.650%	05/15/17		200	200,782
2.100%	01/02/19		345	345,451
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.375%	01/01/26		30	24,825
5.625%	07/01/24		50	42,625
5.750%	01/30/22		120	106,200
Nexstar Broadcasting, Inc.,
Gtd. Notes
6.875%	11/15/20	(a)	460	470,350
Gtd. Notes, 144A
6.125%	02/15/22		45	44,100
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.625%	06/15/23		150	149,442
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
6.875%	10/15/21		36	27,000
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
9.625%	06/01/19		50	46,750
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.500%	10/01/21		95	97,375

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		805	$794,937
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44		185	188,031
5.450%	09/15/20		445	487,822
5.650%	02/01/45		139	159,763
6.250%	12/15/40		75	88,767
Noble Energy, Inc.,
Gtd. Notes
5.625%	05/01/21		114	111,513
5.875%	06/01/22		251	238,776
5.875%	06/01/24		10	9,569
Sr. Unsec’d. Notes
5.250%	11/15/43		335	270,250
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42		130	72,080
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21		100	105,658
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
6.000%	03/15/2105		100	107,207
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.850%	04/15/45		125	112,323
Northrop Grumman Systems Corp.,
Gtd. Notes
7.750%	02/15/31		175	230,975
Northwest Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.027%	05/01/21		415	462,006
Novelis, Inc.,
Gtd. Notes
8.750%	12/15/20		215	197,263
NRG Energy, Inc.,
Gtd. Notes
6.250%	05/01/24	(a)	200	168,040
7.875%	05/15/21		475	445,313
NRG Yield Operating LLC,
Gtd. Notes
5.375%	08/15/24	(a)	200	165,750
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20		180	180,238
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23		90	87,263
5.200%	08/01/43		152	137,943
5.850%	06/01/18		50	53,521
NWH Escrow Corp.,
Sr. Sec’d. Notes, 144A
7.500%	08/01/21		50	40,000
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22	(a)	250	160,000

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23		200	$188,228
Oglethorpe Power Corp.,
First Mortgage
4.550%	06/01/44		45	42,643
5.375%	11/01/40		90	96,548
Ohio Power Co.,
Sr. Unsec’d. Notes
5.375%	10/01/21		140	155,833
6.600%	03/01/33		75	91,291
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	03/15/44		125	127,433
Omega US Sub LLC,
Sr. Unsec’d. Notes, 144A
8.750%	07/15/23		80	73,800
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16		525	525,909
4.900%	03/15/25	(a)	670	564,299
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22		475	466,219
2.500%	10/15/22		1,028	1,003,911
3.625%	07/15/23		390	403,408
4.500%	07/08/44		75	75,460
6.500%	04/15/38		100	125,409
Orbital ATK, Inc.,
Gtd. Notes
5.250%	10/01/21		41	41,205
Gtd. Notes, 144A
5.500%	10/01/23		15	15,225
Oshkosh Corp.,
Gtd. Notes
5.375%	03/01/25		144	141,120
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.250%	02/15/22		23	23,517
5.625%	02/15/24		404	415,110
5.875%	03/15/25		46	46,690
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.000%	01/15/22		200	195,500
5.875%	08/15/23	(a)	16	16,240
6.375%	08/15/25	(a)	11	11,303
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.400%	08/15/24		355	356,293
4.300%	03/15/45	(a)	125	123,312
4.750%	02/15/44		105	109,110
6.050%	03/01/34		260	306,342
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39		50	72,633
PacifiCorp,
First Mortgage
2.950%	02/01/22		925	931,867

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Parker Drilling Co.,
Gtd. Notes
6.750%	07/15/22		37	$25,345
7.500%	08/01/20		21	15,960
Party City Holdings, Inc.,
Gtd. Notes, 144A
6.125%	08/15/23	(a)	125	121,250
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
7.000%	11/15/23		79	77,025
PBF Logistics LP/PBF Logistics Finance Corp.,
Gtd. Notes
6.875%	05/15/23		28	25,480
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21		71	9,763
Sec’d. Notes, 144A
10.000%	03/15/22		113	21,470
PECO Energy Co.,
First Mortgage
2.375%	09/15/22		150	145,317
Penn Virginia Corp.,
Gtd. Notes
8.500%	05/01/20		48	7,560
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.875%	07/17/18		40	40,252
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.600%	07/17/45		245	259,244
Perrigo Finance PLC,
Gtd. Notes
3.900%	12/15/24		280	270,159
Petco Animal Supplies, Inc.,
Gtd. Notes, 144A
9.250%	12/01/18		200	205,250
Pfizer, Inc.,
Sr. Unsec’d. Notes
5.200%	08/12/20		10	11,201
PHI, Inc.,
Gtd. Notes
5.250%	03/15/19		38	30,400
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.125%	03/04/43		255	241,040
Phillips 66,
Gtd. Notes
4.875%	11/15/44		235	209,658
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25	(a)	75	72,937
Pioneer Energy Services Corp.,
Gtd. Notes
6.125%	03/15/22		32	14,880
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24		490	393,095
5.750%	01/15/20		615	608,275

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23		305	$303,475
PNC Bank NA,
Sub. Notes
2.700%	11/01/22		765	744,067
PNC Financial Services Group, Inc. (The),
Jr. Sub. Notes
4.850%(c)	05/29/49		265	248,472
PNC Funding Corp.,
Gtd. Notes
4.375%	08/11/20		150	161,909
5.125%	02/08/20		150	164,956
PolyOne Corp.,
Sr. Unsec’d. Notes
5.250%	03/15/23	(a)	225	219,375
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22	(a)	650	677,625
Gtd. Notes, 144A
6.750%	12/01/21		178	181,560
7.750%	03/15/24	(a)	471	493,373
8.000%	07/15/25		49	51,940
Potomac Electric Power Co.,
First Mortgage
7.900%	12/15/38		75	109,531
PPG Industries, Inc.,
Sr. Unsec’d. Notes
6.650%	03/15/18		64	70,102
PPL Capital Funding, Inc.,
Gtd. Notes
4.700%	06/01/43		105	104,524
6.700%(c)	03/30/67		585	451,913
PPL Electric Utilities Corp.,
First Mortgage
2.500%	09/01/22		152	148,624
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.375%	12/15/21		50	48,000
Prince Mineral Holding Corp.,
Sr. Sec’d. Notes, 144A
11.500%	12/15/19		40	28,800
Principal Financial Group, Inc.,
Gtd. Notes
1.850%	11/15/17		26	26,022
8.875%	05/15/19		200	239,308
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A
2.250%	10/15/18		212	213,028
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.800%	08/15/34		100	120,949
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		320	314,054
Prologis LP,
Gtd. Notes
3.750%	11/01/25		95	94,237
4.250%	08/15/23		160	168,351

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21		100	$101,730
4.300%	11/15/23		74	72,631
Public Service Co. of Colorado,
First Mortgage
2.250%	09/15/22		31	29,882
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23		50	51,228
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19		50	54,677
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
3.650%	09/01/42		56	51,690
Puget Sound Energy, Inc.,
Jr. Sub. Notes
6.974%(c)	06/01/67		685	556,563
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23	(a)	265	188,150
5.375%	10/01/22		150	108,000
Qorvo, Inc.,
Gtd. Notes, 144A
6.750%	12/01/23		105	107,100
Quad/Graphics, Inc.,
Gtd. Notes
7.000%	05/01/22		50	31,375
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
4.800%	05/20/45		368	326,971
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20		180	190,798
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25		223	212,407
Quintiles Transnational Corp.,
Gtd. Notes, 144A
4.875%	05/15/23		40	40,200
Qwest Capital Funding, Inc.,
Gtd. Notes
6.875%	07/15/28		5	3,900
7.750%	02/15/31		160	135,600
Qwest Corp.,
Sr. Unsec’d. Notes
7.250%	09/15/25		65	69,145
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.000%	12/01/18		70	60,025
8.250%	01/15/21		200	156,000
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22	(a)	81	60,547
Gtd. Notes, 144A
4.875%	05/15/25	(a)	250	190,000

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20		83	$83,830
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
5.250%	12/01/21	(a)	300	307,500
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22		420	420,000
5.750%	02/01/25		20	19,300
Regency Centers LP,
Gtd. Notes, REIT
5.875%	06/15/17		326	343,776
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23		25	21,629
5.000%	10/01/22		81	71,756
5.500%	04/15/23		450	404,627
Republic Services, Inc.,
Gtd. Notes
5.500%	09/15/19		330	363,068
Revlon Consumer Products Corp.,
Gtd. Notes
5.750%	02/15/21		25	24,187
Reynolds American, Inc.,
Gtd. Notes
4.000%	06/12/22	(a)	310	322,270
5.850%	08/15/45	(a)	230	255,700
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/21		35	35,613
5.000%	04/15/23		228	228,000
Rice Energy, Inc.,
Gtd. Notes, 144A
7.250%	05/01/23		98	71,540
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23		602	623,070
Riverbed Technology, Inc.,
Gtd. Notes, 144A
8.875%	03/01/23		290	268,250
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.000%	01/15/19		200	190,000
Rose Rock Midstream LP/Rose Rock Finance Corp.,
Gtd. Notes
5.625%	07/15/22		31	22,010
Gtd. Notes, 144A
5.625%	11/15/23		34	24,205
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
7.500%	10/15/27		9	10,237
RSI Home Products, Inc.,
Sec’d. Notes, 144A
6.500%	03/15/23		275	283,250
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
3.500%	06/01/17		622	635,453

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sabine Oil & Gas Corp.,
Gtd. Notes(i)
9.750%	02/15/17		34	$1,700
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	04/15/23	(a)	482	422,955
5.750%	05/15/24	(a)	100	87,000
Sr. Sec’d. Notes, 144A
5.625%	03/01/25		647	547,524
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		145	143,369
5.375%	04/15/23		320	318,400
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.500%	11/01/23		219	223,927
5.625%	12/01/25		133	134,330
5.750%	06/01/22		181	187,335
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21		105	11,025
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	07/15/22		133	131,005
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23		98	99,424
Gtd. Notes, 144A
2.400%	08/01/22		255	239,995
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22	(a)	160	113,600
Sr. Sec’d. Notes, 144A
7.000%	01/01/22	(a)	80	76,400
Scotts Miracle-Gro Co. (The),
Gtd. Notes, 144A
6.000%	10/15/23	(a)	400	417,000
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24	(a)	140	140,000
5.250%	04/01/23	(a)	87	88,740
Select Income REIT,
Sr. Unsec’d. Notes, REIT
2.850%	02/01/18		1,170	1,168,390
SemGroup Corp.,
Gtd. Notes
7.500%	06/15/21		36	32,220
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	(a)	175	174,563
Sempra Energy,
Sr. Unsec’d. Notes
2.875%	10/01/22		303	293,206
4.050%	12/01/23		225	231,768
Senior Housing Properties Trust,
Sr. Unsec’d. Notes
3.250%	05/01/19		128	127,544
Sr. Unsec’d. Notes, REIT
6.750%	04/15/20		318	351,690

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sensata Technologies BV,
Gtd. Notes, 144A
4.875%	10/15/23	(a)	284	$276,190
5.000%	10/01/25		192	187,680
5.625%	11/01/24	(a)	22	22,495
Serta Simmons Bedding LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20		770	804,650
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	01/15/22		300	312,750
5.375%	05/15/24		75	77,250
7.500%	04/01/27		100	116,000
8.000%	11/15/21		85	99,875
Shingle Springs Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21		170	173,400
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.,
Gtd. Notes, 144A
6.375%	05/01/22	(a)	55	46,750
Simon Property Group LP,
Sr. Unsec’d. Notes
3.500%	09/01/25		265	268,294
Sr. Unsec’d. Notes, REIT
4.375%	03/01/21		175	189,740
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21	(a)	468	469,170
6.125%	10/01/22	(a)	85	86,700
6.375%	11/01/21		40	41,200
Gtd. Notes, 144A
5.625%	08/01/24	(a)	225	218,813
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.750%	08/01/21		166	170,980
5.875%	10/01/20		85	89,037
6.000%	07/15/24		950	992,750
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21		130	131,625
SL Green Realty Corp.,
Gtd. Notes, REIT
5.000%	08/15/18		8	8,394
7.750%	03/15/20		677	790,178
SM Energy Co.,
Sr. Unsec’d. Notes
5.625%	06/01/25	(a)	433	285,780
6.500%	11/15/21	(a)	227	169,115
6.500%	01/01/23		50	36,750
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
6.625%	08/15/22		100	103,750
Sr. Unsec’d. Notes, 144A
5.250%	08/01/18		108	109,350
5.875%	08/01/21		71	73,130
Southern California Edison Co.,
First Mortgage
3.600%	02/01/45		240	217,357

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		195	$180,420
5.250%	07/15/43		105	100,190
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes
3.900%	04/01/45		240	210,150
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23		50	42,777
5.650%	03/01/20		495	520,078
8.000%	10/01/19		260	295,698
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18		46	45,198
5.950%	09/25/43		38	36,286
Spectrum Brands, Inc.,
Gtd. Notes
6.625%	11/15/22		75	79,125
Gtd. Notes, 144A
5.750%	07/15/25		34	34,850
6.125%	12/15/24		369	383,760
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	(a)	805	561,487
6.900%	05/01/19		240	195,600
8.750%	03/15/32		1,009	756,750
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		555	556,387
Sr. Unsec’d. Notes
6.000%	12/01/16		59	58,889
6.000%	11/15/22		152	107,160
7.000%	08/15/20		345	266,513
8.375%	08/15/17		75	73,800
9.125%	03/01/17		31	31,543
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	110	79,337
7.250%	09/15/21		152	114,714
7.625%	02/15/25	(a)	192	140,160
7.875%	09/15/23	(a)	2,329	1,749,079
SS&C Technologies Holdings, Inc.,
Gtd. Notes, 144A
5.875%	07/15/23		32	33,040
State Street Corp.,
Jr. Sub. Notes
5.250%(c)	12/29/49		370	370,463
Sr. Sub. Notes
3.100%	05/15/23		96	94,867
Sr. Unsec’d. Notes
2.550%	08/18/20		68	68,846
3.700%	11/20/23		200	208,105
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21		70	71,400
Steel Dynamics, Inc.,
Gtd. Notes
5.125%	10/01/21		60	55,500

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.250%	04/15/23		60	$54,750
5.500%	10/01/24		140	127,750
6.375%	08/15/22		65	62,400
Sterigenics-Nordion Holdings LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/23		110	105,050
Stone Energy Corp.,
Gtd. Notes
7.500%	11/15/22		48	15,840
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes
6.125%	07/15/23		135	132,975
Gtd. Notes, 144A
6.125%	07/15/23		82	80,770
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22		20	14,800
7.500%	07/01/21		26	22,100
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		280	242,166
4.650%	02/15/22		150	139,424
5.300%	04/01/44		315	234,432
5.350%	05/15/45		160	118,814
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A
5.500%	08/01/20		51	48,323
6.375%	04/01/23		150	141,000
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		65	65,340
3.500%	01/20/17		270	274,660
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
7.750%	11/15/22	(a)	310	281,325
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42		75	70,843
Synchrony Financial,
Sr. Unsec’d. Notes
3.750%	08/15/21		580	579,365
4.500%	07/23/25		55	54,870
Talen Energy Supply LLC,
Sr. Unsec’d. Notes, 144A
4.625%	07/15/19		50	37,500
6.500%	06/01/25		75	49,500
Talos Production LLC/Talos Production Finance, Inc.,
Gtd. Notes, 144A
9.750%	02/15/18		52	22,360
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.250%	05/01/23	(a)	125	101,250
Gtd. Notes, 144A
5.000%	01/15/18		61	56,425
6.750%	03/15/24	(a)	120	102,300
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		45	43,200
5.875%	04/15/23		43	42,463

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		200	$258,633
Team Health, Inc.,
Gtd. Notes, 144A
7.250%	12/15/23		90	93,150
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20		100	107,377
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23		265	279,575
Gtd. Notes, 144A
4.875%	09/15/21		153	153,383
5.500%	09/15/24		155	155,000
Teleflex, Inc.,
Gtd. Notes
5.250%	06/15/24		75	74,625
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
5.625%	10/15/23		463	467,630
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	10/01/21		160	154,400
4.500%	04/01/21		253	246,675
4.750%	06/01/20	(a)	415	417,075
6.000%	10/01/20	(a)	63	66,307
6.250%	11/01/18		30	31,575
Sr. Unsec’d. Notes
5.000%	03/01/19	(a)	88	81,180
5.500%	03/01/19		115	108,387
6.750%	02/01/20		73	69,350
6.750%	06/15/23	(a)	1,195	1,108,363
8.000%	08/01/20		485	486,213
8.125%	04/01/22	(a)	408	406,980
Tenneco, Inc.,
Gtd. Notes
5.375%	12/15/24		28	28,420
Terex Corp.,
Gtd. Notes
6.000%	05/15/21	(a)	675	621,000
Terraform Global Operating LLC,
Gtd. Notes, 144A
9.750%	08/15/22		93	74,167
TerraForm Power Operating LLC,
Gtd. Notes, 144A
5.875%	02/01/23		48	39,720
6.125%	06/15/25	(a)	158	127,190
Tesoro Corp.,
Gtd. Notes
5.125%	04/01/24		30	29,850
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
5.875%	10/01/20		55	52,525
6.125%	10/15/21		500	475,000
Gtd. Notes, 144A
5.500%	10/15/19		47	45,590
6.250%	10/15/22		45	42,637

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		185	$164,435
Texas Gas Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.500%	02/01/21		295	279,549
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/19		455	454,800
4.150%	02/01/24		135	140,222
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
3.950%	09/30/21		405	418,186
5.850%	04/15/40		100	105,279
Time Warner Cable, Inc.,
Gtd. Notes
4.125%	02/15/21	(a)	530	541,170
5.500%	09/01/41		310	280,130
7.300%	07/01/38		97	105,163
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	07/15/33		140	165,159
Time Warner, Inc.,
Gtd. Notes
4.650%	06/01/44		45	41,281
4.750%	03/29/21		540	580,441
4.850%	07/15/45		360	342,810
Time, Inc.,
Gtd. Notes, 144A
5.750%	04/15/22		160	146,400
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	03/01/23	(a)	39	39,487
6.125%	01/15/22		186	191,115
6.250%	04/01/21	(a)	58	59,740
6.375%	03/01/25		146	147,460
6.500%	01/15/24		138	140,760
6.500%	01/15/26		223	225,116
6.625%	11/15/20	(a)	31	32,224
6.625%	04/01/23	(a)	46	46,920
6.633%	04/28/21		349	362,087
6.731%	04/28/22	(a)	1,193	1,243,703
6.836%	04/28/23		46	47,610
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25		91	89,407
Tops Holding LLC/Tops Markets II Corp.,
Sr. Sec’d. Notes, 144A
8.000%	06/15/22	(a)	85	83,725
Tosco Corp.,
Gtd. Notes
7.800%	01/01/27		100	122,150
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	(a)	335	335,025
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20		150	145,125
6.000%	07/15/22	(a)	58	56,695

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Transocean, Inc.,
Gtd. Notes
4.300%	10/15/22		199	$105,470
6.500%	11/15/20	(a)	71	48,990
6.875%	12/15/21	(a)	109	70,441
TreeHouse Foods, Inc.,
Gtd. Notes
4.875%	03/15/22	(a)	11	10,477
Tribune Media Co.,
Gtd. Notes, 144A
5.875%	07/15/22	(a)	162	162,000
Tri-State Generation & Transmission Association, Inc.,
First Mortgage
4.700%	11/01/44		200	200,144
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21		195	157,097
5.250%	06/01/22		105	84,525
Tronox Finance LLC,
Gtd. Notes
6.375%	08/15/20	(a)	57	34,303
Gtd. Notes, 144A
7.500%	03/15/22	(a)	150	87,000
Tutor Perini Corp.,
Gtd. Notes
7.625%	11/01/18		115	115,000
UCI International, Inc.,
Gtd. Notes
8.625%	02/15/19		200	69,000
UDR, Inc.,
Gtd. Notes, MTN
4.000%	10/01/25		45	45,429
Ultra Petroleum Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/18		80	19,200
6.125%	10/01/24		61	13,878
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19		75	66,375
Unit Corp.,
Gtd. Notes
6.625%	05/15/21		158	113,760
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27		95	98,531
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.450%	10/01/22		43	42,534
United Rentals North America, Inc.,
Gtd. Notes
5.750%	11/15/24		105	103,950
6.125%	06/15/23	(a)	580	593,050
7.625%	04/15/22		500	534,350
Sr. Sec’d. Notes
4.625%	07/15/23		35	34,913
United Technologies Corp.,
Sr. Unsec’d. Notes
4.150%	05/15/45		255	243,646

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20	(a)	120	$121,257
2.750%	02/15/23		29	28,426
2.875%	12/15/21		55	55,763
3.950%	10/15/42		210	195,460
4.700%	02/15/21		95	103,963
4.750%	07/15/45		40	42,132
5.800%	03/15/36		100	117,999
Univar USA, Inc.,
Gtd. Notes, 144A
6.750%	07/15/23	(a)	135	123,188
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
3.750%	08/01/19		14	14,245
4.750%	08/01/22		19	19,190
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21	(a)	150	153,375
Sr. Sec’d. Notes, 144A
5.125%	05/15/23		350	336,875
5.125%	02/15/25		450	427,500
6.750%	09/15/22		193	199,996
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		226	227,851
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	05/15/23		154	154,388
US Bancorp,
Jr. Sub. Notes
5.125%(c)	12/29/49		140	140,658
US Concrete, Inc.,
Sr. Sec’d. Notes
8.500%	12/01/18		70	72,450
USG Corp.,
Gtd. Notes, 144A
5.500%	03/01/25		28	28,420
USI, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21		136	130,560
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.375%	10/15/20		110	106,150
6.750%	08/15/21		44	42,460
7.000%	10/01/20		172	171,570
7.250%	07/15/22	(a)	725	708,688
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20		225	211,500
5.500%	03/01/23		37	32,560
5.625%	12/01/21		45	41,400
5.875%	05/15/23	(a)	1,450	1,294,125
6.125%	04/15/25	(a)	390	348,075
6.750%	08/15/18	(a)	172	170,452
7.500%	07/15/21		900	897,750
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
2.700%	04/01/20		254	250,460

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, REIT
4.250%	03/01/22		440	$453,618
4.750%	06/01/21		270	287,553
VeriSign, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		13	13,065
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.450%	11/01/22		150	141,987
2.625%	02/21/20		33	33,115
3.500%	11/01/24	(a)	345	340,757
4.500%	09/15/20		719	772,499
4.522%	09/15/48		71	63,495
4.672%	03/15/55		66	57,301
4.862%	08/21/46		1,721	1,629,315
5.850%	09/15/35		100	106,943
6.400%	09/15/33		9	10,254
6.550%	09/15/43		440	522,372
Verizon Pennsylvania LLC,
Gtd. Notes
8.350%	12/15/30		300	358,322
8.750%	08/15/31		300	361,716
Viacom, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/22		300	277,938
3.250%	03/15/23		96	87,654
3.875%	12/15/21		200	196,622
4.375%	03/15/43		435	318,647
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A
6.250%	05/15/25		20	16,400
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.750%	03/15/23		150	147,790
2.950%	01/15/22		325	326,903
Visa, Inc.,
Sr. Unsec’d. Notes
3.150%	12/14/25		115	115,142
4.300%	12/14/45		225	228,276
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	04/01/25		170	168,300
7.500%	06/15/21		80	93,200
W&T Offshore, Inc.,
Gtd. Notes
8.500%	06/15/19		60	21,000
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
2.700%	11/18/19		69	68,870
3.800%	11/18/24		385	373,515
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.000%	04/11/43		335	325,314
5.000%	10/25/40		150	165,008
Waste Management, Inc.,
Gtd. Notes
2.900%	09/15/22		54	52,999

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
WCI Communities, Inc.,
Gtd. Notes
6.875%	08/15/21		85	$89,303
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22		100	72,000
6.750%	09/15/40		60	42,300
9.875%	03/01/39		110	95,150
Weingarten Realty Investors,
Sr. Unsec’d. Notes, REIT
4.450%	01/15/24		90	92,216
Wells Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	02/01/20		36	37,080
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.150%	01/15/19		89	89,497
Sr. Unsec’d. Notes, MTN
2.550%	12/07/20		170	169,164
3.500%	03/08/22	(a)	990	1,020,047
3.550%	09/29/25	(a)	375	378,373
4.600%	04/01/21	(a)	600	654,079
Sub. Notes
3.450%	02/13/23		225	225,530
5.375%	11/02/43		470	503,017
Sub. Notes, MTN
4.100%	06/03/26	(a)	724	730,801
4.300%	07/22/27		195	199,199
4.650%	11/04/44		100	97,288
4.900%	11/17/45		85	85,758
Welltower, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/25	(a)	100	98,367
Sr. Unsec’d. Notes, REIT
3.750%	03/15/23		130	127,657
4.500%	01/15/24		227	232,227
West Corp.,
Gtd. Notes, 144A
5.375%	07/15/22		80	69,000
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		160	134,277
5.375%	06/01/21		121	122,474
Western Refining Logistics LP/WNRL Finance Corp.,
Gtd. Notes
7.500%	02/15/23		46	43,930
Western Refining, Inc.,
Gtd. Notes
6.250%	04/01/21		27	25,920
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19		125	94,375
5.750%	03/15/21	(a)	200	145,800
6.250%	04/01/23		250	180,000
Williams Partners LP,
Sr. Unsec’d. Notes
3.600%	03/15/22		370	290,975
4.000%	09/15/25		320	239,604

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Williams Partners LP/ACMP Finance Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		295	$239,146
6.125%	07/15/22		300	283,790
Windstream Services LLC,
Gtd. Notes
6.375%	08/01/23	(a)	60	43,200
7.500%	06/01/22		140	107,450
7.500%	04/01/23	(a)	700	526,610
7.750%	10/01/21		870	684,581
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
3.650%	12/15/42		44	40,303
Wise Metals Group LLC/Wise Alloys Finance Corp.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/18		95	71,963
WMG Acquisition Corp.,
Gtd. Notes, 144A
6.750%	04/15/22		214	185,110
Sr. Sec’d. Notes, 144A
5.625%	04/15/22		150	144,750
6.000%	01/15/21		368	369,840
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		380	250,800
6.000%	01/15/22	(a)	212	148,400
WR Grace & Co-Conn,
Gtd. Notes, 144A
5.125%	10/01/21		122	123,220
5.625%	10/01/24		15	15,150
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	(a)	460	409,975
Sr. Unsec’d. Notes
5.375%	03/15/22	(a)	80	76,018
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20		625	671,718
6.500%	07/01/36		140	169,088
Xerox Corp.,
Sr. Unsec’d. Notes
5.625%	12/15/19		150	159,568
Xilinx, Inc.,
Sr. Unsec’d. Notes
2.625%	06/15/17		512	831,040
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22	(a)	240	222,000
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
3.750%	11/01/21		95	87,396
3.875%	11/01/20		55	54,022
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23		565	533,925
10.125%	07/01/20		57	61,418
Zebra Technologies Corp.,
Sr. Unsec’d. Notes
7.250%	10/15/22		598	624,910

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.875%	02/01/18		41	$40,452

				296,154,853

Uruguay
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.,
Gtd. Notes, 144A
7.250%	05/01/22		118	77,290

Venezuela
Petroleos de Venezuela SA,
Gtd. Notes
5.375%	04/12/27		1,168	423,364
Gtd. Notes, RegS
5.250%	04/12/17		130	65,312
6.000%	11/15/26		1,213	445,655
8.500%	11/02/17		76	40,505

				974,836

TOTAL CORPORATE BONDS (cost $384,003,787)				365,876,882

FOREIGN GOVERNMENT BONDS — 0.8%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
8.280%	12/31/33		475	546,584
Belize Government International Bond (Belize),
Sr. Unsec’d. Notes, 144A
5.000%(c)	02/20/38		23	16,272
Sr. Unsec’d. Notes, RegS
5.000%(c)	02/20/38		168	120,816
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
2.625%	01/05/23		400	304,000
4.250%	01/07/25	(a)	1,000	805,000
4.875%	01/22/21	(a)	196	181,300
7.125%	01/20/37		380	327,750
8.000%	01/15/18		108	111,854
8.250%	01/20/34		112	107,800
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21		200	201,000
4.500%	01/28/26		400	382,000
6.125%	01/18/41		262	252,830
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, RegS
7.000%	04/04/44		200	166,750
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, RegS
6.625%	07/14/20		150	160,733
6.750%	11/05/19		100	107,125
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, RegS
5.875%	04/18/24		170	169,575
7.450%	04/30/44		230	231,725
9.040%	01/23/18		142	149,859

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
10.500%	03/24/20	200	$161,000
Unsec’d. Notes, RegS
7.950%	06/20/24	200	147,500
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, RegS
8.250%	04/10/32	79	73,667
Unsec’d. Notes, RegS
6.375%	01/18/27	150	126,750
Guatemala Government International Bond (Guatemala),
Sr. Unsec’d. Notes, RegS
5.750%	06/06/22	200	209,500
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes, RegS
7.500%	03/15/24	200	210,500
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	02/21/23	246	268,140
5.375%	03/25/24	160	175,200
5.750%	11/22/23	60	67,134
6.375%	03/29/21	56	63,840
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
8.400%	01/15/22	150	193,750
9.400%	02/01/21	50	65,426
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, RegS
5.875%	03/13/20	400	433,577
8.500%	10/12/35	360	447,749
Sr. Unsec’d. Notes, MTN, RegS
3.375%	04/15/23	200	185,848
4.125%	01/15/25	300	287,502
5.875%	01/15/24	200	214,263
6.750%	01/15/44	200	214,361
11.625%	03/04/19	100	125,582
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, RegS
5.375%	07/23/24	200	177,416
5.750%	12/31/32	100	88,894
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
8.000%	06/24/19	100	107,250
8.000%	03/15/39	100	104,200
9.250%	10/17/25	160	185,600
Unsec’d. Notes
10.625%	06/20/17	49	53,655
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, MTN, RegS
6.500%	07/21/45	200	196,608
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes, MTN
6.375%	03/09/20	300	302,217
6.600%	11/27/26	170	166,600
9.000%	03/20/17	110	114,752
Sr. Unsec’d. Notes, MTN, RegS
8.250%	04/12/21	170	185,179

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, RegS
6.125%	03/09/21			100	$115,250
7.375%	02/11/20			100	118,250
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22			250	251,500
4.000%	10/02/23			744	753,672
5.550%	01/21/45			880	902,000
5.750%	10/12/2110			140	130,550
Sr. Unsec’d. Notes, MTN
3.500%	01/21/21	(a)		250	253,750
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, RegS
7.250%	04/15/19			200	203,697
8.250%	04/15/24			200	205,080
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
7.125%	01/29/26			200	249,000
8.875%	09/30/27			163	225,347
9.375%	04/01/29			120	172,800
Parpublica - Participacoes Publicas SGPS SA (Portugal),
Sr. Unsec’d. Notes, MTN
5.250%	09/28/17		EUR	700	815,197
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50			303	309,060
8.750%	11/21/33			152	214,320
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
7.750%	01/14/31			370	519,839
10.625%	03/16/25			120	188,601
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.000%	03/17/23			175	173,250
4.000%	01/22/24			170	178,840
Province of Ontario Canada (Canada),
Sr. Unsec’d. Notes
1.650%	09/27/19			321	316,981
Province of Quebec Canada (Canada),
Debs.
7.500%	07/15/23			225	293,937
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, RegS
9.625%	04/18/28			100	104,000
10.875%	01/26/21			100	105,500
Republic of Angola Via Northern Lights III BV (Angola),
Sr. Sec’d. Notes, RegS
7.000%	08/16/19			234	225,633
Republic of Belarus (Belarus),
Sr. Unsec’d. Notes
8.950%	01/26/18			200	204,456
Republic of Paraguay (Paraguay),
Sr. Unsec’d. Notes, RegS
4.625%	01/25/23			200	194,000
Republic of Serbia (Serbia),
Sr. Unsec’d. Notes, RegS
7.250%	09/28/21			650	734,794

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN, RegS
4.375%	08/22/23		124	$129,078
4.875%	01/22/24		72	77,350
6.125%	01/22/44		60	70,200
6.750%	02/07/22		62	72,815
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, RegS
3.500%	01/16/19		400	398,000
4.500%	04/04/22		200	201,191
4.875%	09/16/23		200	203,200
5.000%	04/29/20		600	619,200
5.625%	04/04/42		200	189,200
7.500%	03/31/30	(a)	250	299,286
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20		200	205,270
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, RegS
6.250%	10/04/20		200	192,799
6.250%	07/27/21		200	190,150
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21		200	211,481
5.750%	03/22/24		400	422,608
6.000%	01/14/41		250	255,437
6.750%	04/03/18		100	107,600
7.000%	03/11/19		100	109,376
7.000%	06/05/20		179	199,165
7.375%	02/05/25		430	502,068
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50		156	134,729
7.625%	03/21/36		139	172,138
Sr. Unsec’d. Notes, PIK
7.875%	01/15/33		39	49,156
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
9.375%	01/13/34	(a)	65	25,513
Sr. Unsec’d. Notes, RegS
7.000%	03/31/38		438	163,155
9.000%	05/07/23		110	43,725
9.250%	05/07/28		270	105,300

TOTAL FOREIGN GOVERNMENT BONDS (cost $24,162,664)				23,205,127

MUNICIPAL BONDS
California
City of Los Angeles Department of Airports,
Revenue Bonds
6.582%	05/15/39		90	115,267

Illinois
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33		350	331,117

New York
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		195	185,671
5.647%	11/01/40		45	53,248

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
New York (continued)

			$238,919

TOTAL MUNICIPAL BONDS (cost $701,902)			685,303

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.9%
Alternative Loan Trust,
Series 2004-04CB, Class 1A5
5.500%	04/25/34	8	7,647
Series 2004-24CB, Class 2A1
5.000%	11/25/19	255	257,131
Series 2004-27CB, Class A1
6.000%	12/25/34	839	833,440
Series 2004-28CB, Class 3A1
6.000%	01/25/35	1,043	1,011,168
Series 2004-32CB, Class 2A5
5.500%	02/25/35	695	702,869
Series 2004-J5, Class 2A1
1.102%(c)	08/25/34	968	959,855
Series 2005-21CB, Class A17
6.000%	06/25/35	1,338	1,336,255
Series 2005-46CB, Class A1
5.750%	10/25/35	872	825,230
Series 2005-64CB, Class 1A15
5.500%	12/25/35	1,303	1,257,475
Series 2005-J3, Class 3A1
6.500%	09/25/34	400	405,428
Alternative Loan Trust Resecuritization,
Series 2003-23T2, Class A2
5.000%(c)	09/25/33	546	558,753
Banc of America Alternative Loan Trust,
Series 2006-5, Class 3A1
6.000%	06/25/46	418	411,512
Banc of America Funding Trust,
Series 2005-6, Class 1A2
5.500%	10/25/35	817	776,852
Bear Stearns ARM Trust,
Series 2004-2, Class 11A
2.624%(c)	05/25/34	529	517,824
Series 2005-6, Class 1A1
2.769%(c)	08/25/35	541	484,361
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A2
0.822%(c)	10/25/34	193	165,909
Series 2005-AC6, Class 1A2, IO
4.578%(c)	09/25/35	2,973	390,496
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC1, Class A2
1.422%(c)	03/25/34	681	626,038
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A1
2.717%(c)	07/25/37	284	286,838
CHL Mortgage Pass-Through Trust,
Series 2004-25, Class 2A1
1.102%(c)	02/25/35	633	552,319
Series 2004-9, Class A7
5.250%	06/25/34	315	324,799
Series 2004-J3, Class A7

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.500%	05/25/34	149	$151,911
Series 2005-HYB1, Class 4A1
2.463%(c)	03/25/35	448	416,656
Series 2006-10, Class 1A11
5.850%	05/25/36	193	175,748
Series 2006-15, Class A1
6.250%	10/25/36	258	228,455
Series 2006-18, Class 2A7
6.000%	12/25/36	421	385,193
Series 2007-16, Class A1
6.500%	10/25/37	971	893,057
Citigroup Mortgage Loan Trust,
Series 2005-11, Class A2A
2.730%(c)	10/25/35	1,333	1,319,983
Series 2006-4, Class 2A1A
6.000%	12/25/35	2,160	2,007,571
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A5
5.250%	09/25/33	913	914,464
Series 2005-6, Class A2
2.650%(c)	09/25/35	597	599,029
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR6, Class 7A1
2.676%(c)	10/25/34	780	791,497
Series 2005-10, Class 1A1
5.000%	11/25/20	327	318,327
Series 2005-10, Class 12A1
5.250%	11/25/20	40	37,665
Series 2005-7, Class 5A1
4.750%	08/25/20	345	345,924
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	228	275,902
Series 2002-T19, Class A2
7.000%	07/25/42	364	413,845
Fannie Mae Interest Strip,
Series 417, Class C11, IO
2.500%	02/25/28	3,588	336,068
Fannie Mae REMIC Trust,
Series 2002-W10, Class A4
5.700%	08/25/42	1,359	1,463,825
Series 2003-W10, Class 3A5
4.299%	06/25/43	701	738,985
Series 2004-W11, Class 1A1
6.000%	05/25/44	656	760,035
Series 2004-W11, Class 1PO, PO
1.511%(s)	05/25/44	490	450,265
Series 2004-W12, Class 1A2
6.500%	07/25/44	482	570,724
Series 2004-W12, Class 1PO, PO
1.785%(s)	07/25/44	813	741,105
Series 2009-W1, Class A
6.000%	12/25/49	401	460,397
Fannie Mae REMICS,
Series 2001-63, Class TC
6.000%	12/25/31	384	426,594
Series 2003-34, Class SG, IO
6.578%(c)	02/25/33	364	11,295

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-49, Class YC
4.000%	06/25/23	266	$279,026
Series 2003-78, Class B
5.000%	08/25/23	705	756,915
Series 2004-70, Class EB
5.000%	10/25/24	114	122,333
Series 2006-114, Class HD
5.500%	10/25/35	121	123,198
Series 2006-118, Class A2
0.281%(c)	12/25/36	106	106,253
Series 2006-44, Class P, PO
2.149%(s)	12/25/33	81	74,181
Series 2006-77, Class PC
6.500%	08/25/36	168	190,438
Series 2006-8, Class FH
0.672%(c)	03/25/36	773	763,593
Series 2007-109, Class YI, IO
6.028%(c)	12/25/37	927	139,003
Series 2007-30, Class KA
5.000%	07/25/36	753	770,660
Series 2008-85, Class EB
5.000%	09/25/28	90	99,399
Series 2010-111, Class AE
5.500%	04/25/38	224	233,657
Series 2010-27, Class PM
4.000%	01/25/39	2	1,898
Series 2011-37, Class VC
4.500%	01/25/28	556	560,897
Series 2011-52, Class GB
5.000%	06/25/41	871	953,769
Series 2011-84, Class PZ
5.250%	09/25/41	376	437,996
Series 2012-13, Class JP
4.500%	02/25/42	258	272,161
Series 2013-13, Class IK, IO
2.500%	03/25/28	2,711	240,400
Series 2013-31, Class NC
3.000%	04/25/43	554	551,463
Series 2013-4, Class AJ
3.500%	02/25/43	749	772,599
Series 2013-83, Class CA
3.500%	10/25/37	817	853,807
Fannie Mae Trust,
Series 2003-W3, Class 2A5
5.356%	06/25/42	302	334,274
Series 2003-W6, Class 1A41
5.398%	10/25/42	611	678,605
Series 2003-W6, Class F
0.772%(c)	09/25/42	677	673,924
Series 2004-W1, Class 1A7
5.681%	11/25/43	1,103	1,212,687
Series 2004-W9, Class 1PO, PO
1.535%(s)	02/25/44	679	619,095
FDIC Trust,
Series 2013-N1, Class A, 144A
4.500%	10/25/18	22	21,542

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Pass-Through Securities,
Series T-48, Class 1A4
5.538%	07/25/33	744	$819,441
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7, Class 4A1
2.609%(c)	02/25/35	516	510,461
Series 2006-2, Class 1A3
6.000%	08/25/36	451	429,536
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	396	450,476
Series 2768, Class PK
5.000%	03/15/34	143	152,009
Series 2846, Class GB
5.000%	08/15/24	783	843,189
Series 2877, Class PB
5.500%	10/15/34	880	950,551
Series 2902, Class QG
5.500%	12/15/34	308	343,167
Series 3158, Class NE
5.500%	05/15/36	308	337,715
Series 3187, Class Z
5.000%	07/15/36	590	647,076
Series 3443, Class PT
6.500%	03/15/37	839	955,276
Series 3704, Class DC
4.000%	11/15/36	222	233,546
Series 3770, Class KB
4.000%	12/15/25	1,845	2,006,016
Series 3777, Class EM
4.500%	01/15/29	2,000	2,091,081
Series 3816, Class HN
4.500%	01/15/41	485	531,091
Series 3819, Class JP
4.000%	08/15/39	190	193,282
Series 3825, Class CB
3.500%	03/15/26	1,807	1,880,580
Series 3827, Class BM
5.500%	08/15/39	1,111	1,213,325
Series 3829, Class BE
3.500%	03/15/26	1,000	1,043,034
Series 3920, Class LP
5.000%	01/15/34	513	563,331
Series 4054, Class HI, IO
3.000%	05/15/26	3,044	224,347
Series 4168, Class JA
3.500%	02/15/43	674	699,963
Series 4374, Class NC
1.750%	02/15/46	1,651	1,709,200
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	1,124	1,150,861
Series 304, Class C32, IO
3.000%	12/15/27	2,013	202,539
Government National Mortgage Assoc.,
Series 2003-34, Class PM
4.000%	04/20/33	566	602,696
Series 2004-19, Class KE

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.000%	03/16/34	855	$963,172
Series 2005-3, Class QB
5.000%	01/16/35	250	279,066
Series 2008-38, Class BG
5.000%	05/16/38	360	406,493
Series 2009-116, Class VE
4.500%	08/20/28	1,187	1,228,326
Series 2011-22, Class WA
5.953%(c)	02/20/37	460	510,681
Series 2011-71, Class ZC
5.500%	07/16/34	1,754	2,027,934
Series 2012-80, Class IB, IO
0.300%(c)	10/20/39	17,387	105,956
Series 2012-H21, Class CF
0.895%(c)	05/20/61	1,984	1,987,021
Series 2012-H24, Class FG
0.625%(c)	04/20/60	589	588,151
Series 2012-H31, Class FD
0.535%(c)	12/20/62	883	874,293
Series 2013-H04, Class BA
1.650%	02/20/63	819	809,763
Series 2013-H05, Class FB
0.595%(c)	02/20/62	801	799,580
GSR Mortgage Loan Trust,
Series 2004-12, Class 3A6
2.740%(c)	12/25/34	929	912,421
Series 2004-14, Class 5A1
2.868%(c)	12/25/34	623	618,023
Homestar Mortgage Acceptance Corp.,
Series 2004-4, Class A3
1.522%(c)	09/25/34	351	347,433
Impac CMB Trust,
Series 2004-5, Class 1M3
1.367%(c)	10/25/34	436	395,096
Series 2004-9, Class 1A1
1.182%(c)	01/25/35	917	836,951
Series 2005-4, Class 1A1A
0.962%(c)	05/25/35	410	377,354
Series 2007-A, Class M1, 144A
0.822%(c)	05/25/37	438	404,876
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR12, Class A1
1.202%(c)	12/25/34	2,488	2,107,776
JPMorgan Mortgage Trust,
Series 2004-A6, Class 3A3
2.533%(c)	12/25/34	388	385,982
Series 2005-A3, Class 4A1
2.811%(c)	06/25/35	416	420,252
Series 2005-A8, Class 2A3
2.555%(c)	11/25/35	447	416,881
Series 2006-S2, Class 2A1
5.000%	06/25/21	119	110,643
Series 2007-A1, Class 3A2
2.683%(c)	07/25/35	1,189	1,177,419
Series 2007-S3, Class 2A3
6.000%	08/25/22	428	426,541

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.722%(c)	11/25/35	3,391	$2,900,277
MASTR Alternative Loan Trust,
Series 2004-6, Class 8A1
5.500%	07/25/34	1,751	1,810,487
Series 2005-3, Class 4A1
5.500%	03/25/20	201	207,152
Series 2005-6, Class 1A2
5.500%	12/25/35	865	772,623
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	490	519,319
Merrill Lynch Mortgage Investors Trust,
Series 2003-A, Class 2A1
1.202%(c)	03/25/28	463	443,413
Series 2003-F, Class A1
1.062%(c)	10/25/28	385	375,666
Series 2004-B, Class A1
0.922%(c)	05/25/29	313	303,893
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A5
2.358%(c)	07/25/34	243	241,463
Series 2004-5AR, Class 4A
2.676%(c)	07/25/34	785	750,588
Series 2006-7, Class 1A
5.000%	06/25/21	364	335,175
Opteum Mortgage Acceptance Corp. Trust,
Series 2006-1, Class 1APT
0.632%(c)	04/25/36	341	293,458
RALI Trust,
Series 2004-QA3, Class CB2
3.666%(c)	08/25/34	1,835	1,865,016
Residential Asset Securitization Trust,
Series 2004-A3, Class A7
5.250%	06/25/34	552	572,784
Series 2005-A8CB, Class A11
6.000%	07/25/35	2,494	2,385,333
RFMSI Trust,
Series 2003-S14, Class A5
0.822%(c)	07/25/18	150	147,183
Series 2005-S9, Class A5
5.750%	12/25/35	307	284,627
Series 2007-S9, Class 2A1
5.500%	09/25/22	59	59,325
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.602%(c)	07/20/36	1,046	947,121
Springleaf Mortgage Loan Trust,
Series 2013-1A, Class A, 144A
1.270%(c)	06/25/58	201	200,213
Series 2013-2A, Class M1, 144A
3.520%(c)	12/25/65	722	726,509
Series 2013-2A, Class M2, 144A
4.480%(c)	12/25/65	700	704,945
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-9XS, Class A
0.792%(c)	07/25/34	682	658,733

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-19XS, Class 2A1
0.722%(c)	10/25/35	1,516	$1,409,171
Structured Asset Mortgage Investments II Trust,
Series 2003-AR4, Class A1
1.102%(c)	01/19/34	928	896,916
Series 2004-AR1, Class 1A1
1.102%(c)	03/19/34	1,042	1,009,719
Structured Asset Securities Corp.,
Series 2003-26A, Class 3A5
2.441%(c)	09/25/33	691	666,495
Series 2003-3XS, Class A8
5.230%	03/25/33	365	366,050
Series 2004-15, Class 1A1
5.364%(c)	09/25/24	1,035	1,075,806
Structured Asset Securities Corp. Trust,
Series 2005-6, Class 5A2
5.000%	05/25/35	275	280,138
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-S5, Class 2A
5.000%	06/25/18	195	198,852
Series 2005-AR10, Class 1A4
2.495%(c)	09/25/35	753	748,744
Series 2005-AR12, Class 1A8
2.430%(c)	10/25/35	748	716,169
Series 2005-AR7, Class A3
2.488%(c)	08/25/35	412	405,513
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-G, Class A1
2.615%(c)	06/25/33	1,249	1,258,828
Series 2003-H, Class A1
2.740%(c)	09/25/33	172	172,658
Series 2003-N, Class 2A1
2.668%(c)	12/25/33	493	484,173
Series 2004-DD, Class 2A6
2.807%(c)	01/25/35	1,548	1,538,706
Series 2004-R, Class 2A1
2.762%(c)	09/25/34	413	418,717
Series 2004-W, Class A1
2.754%(c)	11/25/34	733	733,126
Series 2005-AR3, Class 1A1
2.746%(c)	03/25/35	1,195	1,202,155
Series 2005-AR4, Class 2A2
2.683%(c)	04/25/35	405	406,388
Series 2006-AR2, Class 2A1
2.763%(c)	03/25/36	683	677,972
Series 2006-AR6, Class 7A1
2.803%(c)	03/25/36	709	702,194
Series 2006-AR8, Class 3A1
2.808%(c)	04/25/36	1,075	1,040,437
Series 2007-2, Class 3A5
5.250%	03/25/37	358	366,955
Series 2007-7, Class A43
0.922%(c)	06/25/37	155	134,348

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $113,605,665)			114,487,898

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
Fannie Mae Principal Strip, MTN
4.630%(s)	05/15/30	900	$545,857
Federal Home Loan Mortgage Corp.
3.500%	03/01/32-07/01/33	15,175	15,813,052
4.000%	02/01/26-10/01/42	2,960	3,146,971
4.500%	09/01/24-03/01/44	1,851	2,025,504
5.000%	04/01/22-10/01/40	2,245	2,437,270
5.500%	06/01/23-06/01/37	1,063	1,159,818
7.000%	11/01/37	349	404,324
Federal National Mortgage Assoc.
0.683%(c)	11/01/23	1,926	1,924,989
1.735%	05/01/20	1,115	1,098,837
1.770%	02/01/20	1,486	1,468,911
2.010%	06/01/20	1,300	1,294,432
2.090%	11/01/22	939	919,768
2.180%	07/01/20	1,135	1,137,571
2.330%	01/01/23	983	972,084
2.340%	12/01/22	1,994	1,974,318
2.350%	05/01/23	912	901,413
2.370%	12/01/22	790	782,350
2.390%	12/01/22-05/01/23	2,430	2,424,117
2.400%	09/01/22-01/01/23	3,978	3,946,867
2.450%	04/01/23-05/01/23	2,768	2,747,204
2.480%	02/01/25	1,375	1,336,232
2.520%	05/01/23	1,500	1,479,344
2.570%	03/01/23	1,165	1,165,174
2.610%	03/01/23-04/01/25	3,215	3,175,637
2.639%	12/01/22	978	984,663
2.710%	10/01/22	1,219	1,203,437
2.730%	04/01/25	2,200	2,159,473
2.740%	08/01/22	2,000	2,049,501
2.770%	06/01/23	1,940	1,943,000
2.840%	07/01/22	1,350	1,372,679
2.960%	04/01/22	937	960,262
3.030%	12/01/21	1,580	1,625,375
3.070%	02/01/25	1,715	1,742,026
3.440%	11/01/23	1,758	1,833,235
3.450%	01/01/24	1,859	1,940,508
3.500%	08/01/32-08/01/43	17,833	18,549,716
3.540%	10/01/20	1,500	1,579,929
3.590%	08/01/23	2,325	2,448,907
3.760%	03/01/24	2,045	2,173,222
3.770%	09/01/21	1,500	1,601,259
3.804%	05/01/22	884	937,064
3.885%	08/01/25	1,150	1,225,118
4.000%	06/01/32-07/01/43	8,428	9,019,975
4.010%	08/01/21	888	956,986
4.340%	04/01/20	979	1,057,674
4.381%	06/01/21	936	1,020,770
4.500%	06/01/26-04/01/44	2,125	2,302,629
4.506%	06/01/19	1,425	1,486,388
4.630%	01/01/21	586	643,051
4.762%	08/01/26	1,335	1,509,131
5.000%	05/01/23-07/01/41	3,898	4,272,928
5.500%	07/01/21-04/01/37	3,788	4,194,502
6.000%	10/01/22-04/01/39	2,513	2,825,980
7.000%	01/01/39	421	497,744
7.500%	10/01/35	550	657,973

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Assoc.
4.500%	06/20/25-11/15/39		1,045	$1,139,438
5.000%	04/15/25		1,735	1,873,720
6.000%	01/15/40		1,115	1,263,514
Residual Funding Corp., Principal Strip
1.620%(s)	07/15/20		2,000	1,826,852
1.700%(s)	10/15/20		2,500	2,262,247
Tennessee Valley Authority
1.750%	10/15/18		220	222,223
4.875%	01/15/48		520	575,083
Tennessee Valley Authority Principal Strip
3.840%(s)	06/15/35		775	358,546

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $140,005,872)				140,578,772

U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Notes
0.375%	01/31/16	(k)	39,320	39,321,966
0.500%	07/31/17		1,850	1,835,981
0.750%	12/31/17		10	9,932
1.250%	11/15/18		2,025	2,021,837
4.250%	11/15/17		5,000	5,293,165
U.S. Treasury Strips
0.330%(s)	02/15/35		335	189,110
0.700%(s)	02/15/18		5,000	4,881,730
1.207%(s)	08/15/17		2,500	2,461,868
1.440%(s)	05/15/21		7,700	6,912,875
1.910%(s)	05/15/20		8,160	7,532,855
1.983%(s)	11/15/19		6,500	6,093,945
2.250%(s)	05/15/28		2,465	1,771,332
2.255%(s)	11/15/22		400	343,355
2.500%(s)	11/15/30		400	263,067
2.560%(s)	05/15/31		10,425	6,749,458
2.640%(s)	02/15/29		5,325	3,728,874
2.718%(s)	05/15/23		7,535	6,377,330
2.810%(s)	05/15/33		2,500	1,505,618
2.918%(s)	11/15/32		5,000	3,061,630
2.962%(s)	11/15/33		4,500	2,657,223
3.120%(s)	02/15/34		1,800	1,052,309
3.452%(s)	08/15/22		5,000	4,322,520
3.940%(s)	11/15/31		465	295,898
8.000%(s)	02/15/28		6,000	4,356,408

TOTAL U.S. TREASURY OBLIGATIONS (cost $114,625,214)				113,040,286

TOTAL LONG-TERM INVESTMENTS (cost $2,543,806,113)				2,588,162,183

SHORT-TERM INVESTMENTS — 15.2%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 15.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $447,059,920; includes $136,472,330 of cash collateral for securities on loan)(b)(w)(Note 4)	447,059,920	447,059,920

		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n)
U.S. Treasury Bills
0.079%	03/17/16	100	$99,980
0.090%	01/21/16	125	124,997
0.096%	01/21/16	50	49,999
0.186%	03/17/16	15	14,997
0.284%	05/05/16	185	184,802

TOTAL U.S. TREASURY OBLIGATIONS (cost $474,786)			474,775

TOTAL SHORT-TERM INVESTMENTS (cost $447,534,706)			447,534,695

TOTAL INVESTMENTS — 102.9% (cost $2,991,340,819)			3,035,696,878
Liabilities in excess of other assets(z) — (2.9)%			(86,452,414)

NET ASSETS — 100.0%			$2,949,244,464

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $132,619,357; cash collateral of $136,472,330 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts open at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
32	2 Year U.S. Treasury Notes	Mar. 2016	$6,959,969	$6,951,499	$(8,470)
7	5 Year U.S. Treasury Notes	Mar. 2016	830,773	828,242	(2,531)
686	10 Year Australian Treasury Bonds	Mar. 2016	482,542,054	482,746,705	204,651
894	10 Year U.S. Treasury Notes	Mar. 2016	112,888,453	112,560,188	(328,265)
77	20 Year U.S. Treasury Bonds	Mar. 2016	11,821,844	11,838,750	16,906
2,426	Euro STOXX 50 Index	Mar. 2016	84,783,094	86,528,924	1,745,830
83	FTSE 100 Index	Mar. 2016	7,158,632	7,583,831	425,199
1,799	S&P 500 E-Mini	Mar. 2016	180,424,748	183,084,230	2,659,482
126	SGX CNX Nifty 50 Index	Jan. 2016	1,996,092	2,002,896	6,804
332	TOPIX Index	Mar. 2016	43,490,520	42,744,707	(745,813)

					3,973,793

Short Positions:
31	5 Year U.S. Treasury Notes	Mar. 2016	3,677,406	3,667,930	9,476
873	10 Year Canadian Government Bonds	Mar. 2016	87,255,836	88,953,003	(1,697,167)
44	10 Year U.S. Treasury Notes	Mar. 2016	5,550,656	5,539,875	10,781
54	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	8,544,406	8,569,125	(24,719)
333	ASX SPI 200 Index	Mar. 2016	29,714,077	31,891,136	(2,177,059)
205	Hang Seng Index	Jan. 2016	29,047,819	28,977,555	70,264
97	Russell 2000 Mini Index	Mar. 2016	10,791,010	10,975,550	(184,540)
238	S&P/TSX 60 Index	Mar. 2016	25,764,731	26,175,356	(410,625)

					(4,403,589)

					$(429,796)

(1)	Cash of $163,000 and U.S. Treasury Obligations with a combined market value of $29,340,218 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/26/16	Bank of America	AUD	564	$410,865	$409,967	$(898)
Expiring 02/26/16	Goldman Sachs & Co.	AUD	4,437	3,168,552	3,223,685	55,133
Expiring 03/16/16	Standard Chartered PLC	AUD	231	165,689	167,754	2,065
British Pound,
Expiring 03/16/16	State Street Bank	GBP	211	316,031	310,573	(5,458)
Canadian Dollar,
Expiring 02/26/16	Citigroup Global Markets	CAD	7,395	5,510,573	5,345,477	(165,096)
Expiring 03/16/16	Goldman Sachs & Co.	CAD	848	635,004	612,702	(22,302)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CAD	223	163,903	161,057	(2,846)
Czech Koruna,
Expiring 03/16/16	Citigroup Global Markets	CZK	15,935	650,883	642,316	(8,567)
Danish Krone,
Expiring 02/26/16	Hong Kong & Shanghai Bank	DKK	7,265	1,038,400	1,059,807	21,407
Euro,
Expiring 01/27/16	Bank of America	EUR	1,330	1,460,098	1,445,800	(14,298)
Expiring 01/27/16	Bank of America	EUR	1,135	1,245,470	1,234,760	(10,710)
Expiring 01/27/16	Bank of America	EUR	680	746,393	739,923	(6,470)
Expiring 01/27/16	Standard Chartered PLC	EUR	667	737,059	725,036	(12,023)
Expiring 01/27/16	Standard Chartered PLC	EUR	401	440,083	435,671	(4,412)
Expiring 02/26/16	Deutsche Bank AG	EUR	1,119	1,189,943	1,217,632	27,689
Expiring 02/26/16	Deutsche Bank AG	EUR	993	1,064,306	1,080,413	16,107
Expiring 02/26/16	Deutsche Bank AG	EUR	389	423,218	423,817	599
Expiring 02/26/16	Hong Kong & Shanghai Bank	EUR	574	628,364	624,900	(3,464)

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 02/26/16	Royal Bank of Canada	EUR	782	$835,957	$850,851	$14,894
Expiring 03/16/16	Goldman Sachs & Co.	EUR	139	151,779	150,852	(927)
Expiring 03/16/16	Standard Chartered PLC	EUR	455	500,877	495,561	(5,316)
Indian Rupee,
Expiring 03/16/16	Deutsche Bank AG	INR	21,186	312,568	316,187	3,619
Japanese Yen,
Expiring 02/26/16	Morgan Stanley	JPY	149,638	1,221,593	1,246,463	24,870
Expiring 02/26/16	Morgan Stanley	JPY	146,081	1,192,638	1,216,837	24,199
Expiring 02/26/16	Westpac Banking Corp.	JPY	76,016	617,327	633,205	15,878
Mexican Peso,
Expiring 03/16/16	Barclays Capital Group	MXN	2,912	169,973	168,000	(1,973)
Expiring 03/16/16	Deutsche Bank AG	MXN	2,532	144,502	146,117	1,615
Philippine Peso,
Expiring 03/16/16	Societe Generale	PHP	14,940	314,791	316,113	1,322
Singapore Dollar,
Expiring 02/26/16	Societe Generale	SGD	1,391	976,610	978,813	2,203
South African Rand,
Expiring 03/16/16	Hong Kong & Shanghai Bank	ZAR	4,631	312,629	295,206	(17,423)
South Korean Won,
Expiring 03/16/16	Hong Kong & Shanghai Bank	KRW	366,420	309,594	311,975	2,381
Expiring 03/16/16	Hong Kong & Shanghai Bank	KRW	180,756	151,667	153,899	2,232
Turkish Lira,
Expiring 03/16/16	Citigroup Global Markets	TRY	1,820	607,238	610,765	3,527

				$27,814,577	$27,752,134	(62,443)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Credit Suisse First Boston Corp.	AUD	440	$320,104	$319,408	$696
British Pound,
Expiring 01/27/16	Morgan Stanley	GBP	2,716	4,074,451	4,003,502	70,949
Expiring 02/26/16	Goldman Sachs & Co.	GBP	6,721	10,186,609	9,909,337	277,272
Expiring 03/16/16	Societe Generale	GBP	101	153,112	149,297	3,815
Expiring 03/16/16	Standard Chartered PLC	GBP	109	165,871	161,277	4,594
Canadian Dollar,
Expiring 03/16/16	Hong Kong & Shanghai Bank	CAD	848	624,758	612,702	12,056
Expiring 03/16/16	Royal Bank of Canada	CAD	428	316,100	309,508	6,592
Expiring 03/16/16	UBS AG	CAD	213	153,950	153,662	288
Czech Koruna,
Expiring 03/16/16	Goldman Sachs & Co.	CZK	8,242	336,911	332,236	4,675
Euro,
Expiring 01/27/16	Citigroup Global Markets	EUR	34,660	37,910,092	37,692,648	217,444
Expiring 02/26/16	Barclays Capital Group	EUR	657	695,651	714,513	(18,862)
Expiring 02/26/16	BNP Paribas	EUR	5,558	5,920,047	6,048,377	(128,330)
Expiring 02/26/16	Westpac Banking Corp.	EUR	1,375	1,469,786	1,496,397	(26,611)
Expiring 03/16/16	Credit Suisse First Boston Corp.	EUR	286	313,641	311,569	2,072
Expiring 03/16/16	Goldman Sachs & Co.	EUR	589	646,882	641,493	5,389
Expiring 03/31/16	Citigroup Global Markets	EUR	102	110,452	110,869	(417)
Hong Kong Dollar,
Expiring 01/27/16	Goldman Sachs & Co.	HKD	16,568	2,138,106	2,138,229	(123)
Expiring 02/26/16	Societe Generale	HKD	16,054	2,072,394	2,072,460	(66)
Indian Rupee,
Expiring 03/16/16	Hong Kong & Shanghai Bank	INR	11,129	163,903	166,094	(2,191)
Japanese Yen,
Expiring 01/27/16	BNP Paribas	JPY	1,248,636	10,251,772	10,394,456	(142,684)

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso,
Expiring 03/16/16	Deutsche Bank AG	MXN	5,444	$317,474	$314,117	$3,357
Norwegian Krone,
Expiring 02/26/16	Citigroup Global Markets	NOK	16,730	1,925,737	1,888,922	36,815
Philippine Peso,
Expiring 03/16/16	Hong Kong & Shanghai Bank	PHP	7,802	163,903	165,077	(1,174)
Singapore Dollar,
Expiring 01/27/16	Hong Kong & Shanghai Bank	SGD	3,461	2,450,328	2,438,844	11,484
South African Rand,
Expiring 03/16/16	Barclays Capital Group	ZAR	9,024	608,099	575,248	32,851
South Korean Won,
Expiring 03/16/16	Hong Kong & Shanghai Bank	KRW	723,090	610,537	615,649	(5,112)
Swedish Krona,
Expiring 01/27/16	Societe Generale	SEK	2,775	327,187	329,008	(1,821)
Expiring 02/26/16	Deutsche Bank AG	SEK	8,895	1,024,421	1,055,440	(31,019)
Swiss Franc,
Expiring 02/26/16	Citigroup Global Markets	CHF	2,071	2,039,691	2,072,664	(32,973)
Turkish Lira,
Expiring 03/16/16	Hong Kong & Shanghai Bank	TRY	1,820	613,314	610,766	2,548

				$88,105,283	$87,803,769	301,514

						$239,071

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$3,884,148	$—
Belgium	—	6,266,016	—
Bermuda	585,291	—	—
Brazil	2,457,043	—	—
Canada	6,828,526	—	—
China	2,169,544	38,392,274	944,175
Denmark	—	2,244,549	—
Egypt	496,585	—	—
Finland	—	3,667,954	—
France	—	32,922,717	—
Germany	—	27,083,417	—
Hong Kong	—	9,750,372	—
Hungary	—	960,172	—
India	6,772,423	—	—
Indonesia	—	1,448,061	—
Ireland	1,826,486	2,693,268	—
Israel	3,992,518	—	—
Italy	—	3,556,877	—
Japan	—	66,526,142	—
Luxembourg	—	1,145,233	—
Macau	—	405,697	—
Netherlands	13,773,264	8,802,595	—
Norway	—	4,005,546	—
Poland	—	1,691,657	—

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Russia	$6,620,079	$1,174,402	$—
Singapore	11,674,269	—	—
South Africa	—	5,585,594	—
South Korea	7,770,530	17,126,274	—
Spain	—	1,685,237	—
Sweden	—	3,911,140	—
Switzerland	2,498,146	36,784,908	—
Taiwan	6,451,445	13,538,233	—
Thailand	—	1,107,642	—
Turkey	—	3,834,828	—
United Arab Emirates	—	414,693	—
United Kingdom	1,595,080	69,299,089	—
United States	1,059,954,421	—	—
Preferred Stocks
Brazil	2,369,809	—	—
Germany	—	4,485,867	—
Ireland	187,471	—	—
Israel	2,786,544	—	—
Luxembourg	264,866	—	—
Russia	—	903,185	—
United States	39,339,824	—	—
Rights
Spain	23,156	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	2,371,251	—
Residential Mortgage-Backed Securities	—	92,021,567	1,287,284
Bank Loans	—	3,570,026	250,365
Commercial Mortgage-Backed Securities	—	38,836,471	246,667
Convertible Bonds	—	135,025,002	—
Corporate Bonds	—	365,876,882	—
Foreign Government Bonds	—	23,205,127	—
Municipal Bonds	—	685,303	—
Residential Mortgage-Backed Securities	—	114,487,898	—
U.S. Government Agency Obligations	—	140,578,772	—
U.S. Treasury Obligations	—	113,515,061	—
Affiliated Money Market Mutual Fund	447,059,920	—	—
Other Financial Instruments*
Futures Contracts	(429,796)	—	—
OTC Forward Foreign Currency Contracts	—	239,071	—

Total	$1,627,067,444	$1,405,710,218	$2,728,491

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (4.6% represents investments purchased with collateral from securities on loan)	15.2%
Residential Mortgage-Backed Securities	7.0
Banks	6.6
Real Estate Investment Trusts (REITs)	5.9
U.S. Government Agency Obligations	4.8
U.S. Treasury Obligations	3.8
Pharmaceuticals	3.4
Insurance	2.7
Media	2.5
Oil, Gas & Consumable Fuels	2.5
Software	2.2
Semiconductors & Semiconductor Equipment	1.9
Internet Software & Services	1.8
Health Care Providers & Services	1.6
Biotechnology	1.5
Specialty Retail	1.5
Capital Markets	1.4
IT Services	1.4
Telecommunications	1.3
Commercial Mortgage-Backed Securities	1.3
Technology Hardware, Storage & Peripherals	1.2
Chemicals	1.1
Diversified Financial Services	1.0
Electric Utilities	0.9
Hotels, Restaurants & Leisure	0.9
Beverages	0.9
Internet & Catalog Retail	0.9
Automobiles	0.9
Aerospace & Defense	0.9
Foreign Government Bonds	0.9
Machinery	0.8
Oil & Gas	0.8
Electric	0.8
Household Durables	0.8
Semiconductors	0.7
Real Estate Management & Development	0.7
Tobacco	0.6
Internet	0.6
Healthcare-Services	0.6
Airlines	0.6
Wireless Telecommunication Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Communications Equipment	0.6
Food & Staples Retailing	0.6
Food Products	0.6
Building Products	0.5
Electrical Equipment	0.5
Household Products	0.5
Pipelines	0.5
Health Care Equipment & Supplies	0.5
Electronic Equipment, Instruments & Components	0.4
Metals & Mining	0.4
Consumer Finance	0.4
Retail	0.4
Healthcare-Products	0.4
Trading Companies & Distributors	0.4
Auto Manufacturers	0.4

Industrial Conglomerates	0.3%
Foods	0.3
Road & Rail	0.3
Diversified Telecommunication Services	0.3
Construction Materials	0.3
Auto Components	0.3
Commercial Services & Supplies	0.3
Commercial Services	0.3
Life Sciences Tools & Services	0.3
Multiline Retail	0.2
Containers & Packaging	0.2
Multi-Utilities	0.2
Computers	0.2
Real Estate	0.2
Transportation	0.2
Construction & Engineering	0.2
Gas	0.2
Mining	0.2
Holding Companies-Diversified	0.2
Lodging	0.2
Miscellaneous Manufacturing	0.2
Building Materials	0.1
Personal Products	0.1
Packaging & Containers	0.1
Investment Companies	0.1
Paper & Forest Products	0.1
Entertainment	0.1
Home Furnishings	0.1
Distributors	0.1
Auto Parts & Equipment	0.1
Household Products/Wares	0.1
Engineering & Construction	0.1
Energy Equipment & Services	0.1
Agriculture	0.1
Non-Residential Mortgage-Backed Securities	0.1
Professional Services	0.1
Health Care Technology	0.1
Machinery-Diversified	0.1
Oil & Gas Services	0.1
Transportation Infrastructure	0.1
Electrical Components & Equipment	0.1
Home Builders	0.1
Iron/Steel	0.1
Machinery-Construction & Mining	0.1
Coal	0.1
Gas Utilities	0.1
Distribution/Wholesale	0.1

102.9
Liabilities in excess of other assets	(2.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$241,814	*	Due from/to broker-variation margin futures	$2,061,152	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	912,637		Unrealized depreciation on OTC forward foreign currency contracts	673,566
Equity contracts	Due from/to broker-variation margin futures	4,907,579	*	Due from/to broker-variation margin futures	3,518,037	*
Equity contracts	Unaffiliated investments	23,156		—	—

Total		$6,085,186			$6,252,755

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$(9,256,364)	$—	$(9,256,364)
Foreign exchange contracts	—	—	6,702,210	6,702,210
Equity contracts	8,608	705,000	—	713,608

Total	$8,608	$(8,551,364)	$6,702,210	$(1,840,546)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$(7,682,771)	$—	$(7,682,771)
Foreign exchange contracts	—	—	(1,298,564)	(1,298,564)
Equity contracts	1,889	(1,529,408)	—	(1,527,519)

Total	$1,889	$(9,212,179)	$(1,298,564)	$(10,508,854)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Forward Foreign Currency Exchange Contracts — Purchased(2)	Forward Foreign Currency Exchange Contracts — Sold(2)	Cross Currency Exchange Contracts(1)
$1,235,300,529	$426,461,349	$25,952,287	$95,282,613	$179,890

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	32,851	(20,835)	—	12,016
BNP Paribas	—	—	—	—
Citigroup Global Markets	257,786	(207,053)	—	50,733
Credit Suisse First Boston Corp.	2,768	—	—	2,768
Deutsche Bank AG	52,986	(31,019)	—	21,967
Goldman Sachs & Co.	342,469	(23,352)	—	319,117
Hong Kong & Shanghai Bank	52,108	(29,364)	—	22,744
Morgan Stanley	120,018	—	—	120,018
Royal Bank of Canada	21,486	(2,846)	—	18,640
Societe Generale	7,340	(1,887)	—	5,453
Standard Chartered PLC	6,659	(6,659)	—	—
State Street Bank	—	—	—	—
UBS AG	288	—	—	288
Westpac Banking Corp.	15,878	(15,878)	—	—

	$912,637

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(32,376)	$—	$—	$(32,376)
Barclays Capital Group	(20,835)	20,835	—	—
BNP Paribas	(271,014)	—	—	(271,014)
Citigroup Global Markets	(207,053)	207,053	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	(31,019)	31,019	—	—
Goldman Sachs & Co.	(23,352)	23,352	—	—
Hong Kong & Shanghai Bank	(29,364)	29,364	—	—
Morgan Stanley	—	—	—	—
Royal Bank of Canada	(2,846)	2,846	—	—
Societe Generale	(1,887)	1,887	—	—
Standard Chartered PLC	(21,751)	6,659	—	(15,092)
State Street Bank	(5,458)	—	—	(5,458)
UBS AG	—	—	—	—
Westpac Banking Corp.	(26,611)	15,878	—	(10,733)

	$(673,566)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $132,619,357:
Unaffiliated investments (cost $2,544,280,899)	$2,588,636,958
Affiliated investments (cost $447,059,920)	447,059,920
Cash	1,738,857
Foreign currency, at value (cost $3,871,746)	3,876,040
Deposit with Broker for futures	163,000
Receivable for investments sold	39,338,315
Dividends and interest receivable	9,409,029
Tax reclaim receivable	1,381,259
Unrealized appreciation on OTC forward foreign currency contracts	912,637
Receivable for fund share sold	326,555
Receivable from affiliate	227,325
Prepaid expenses	24,266

Total Assets	3,093,094,161

LIABILITIES:
Payable to broker for collateral for securities on loan	136,472,330
Payable for investments purchased	3,122,531
Due to broker-variation margin futures	2,020,323
Advisory fees payable	930,297
Unrealized depreciation on OTC forward foreign currency contracts	673,566
Accrued expenses and other liabilities	456,163
Payable for fund share repurchased	91,129
Distribution fee payable	82,825
Affiliated transfer agent fee payable	340
Foreign withholding taxes payable	193

Total Liabilities	143,849,697

NET ASSETS	$2,949,244,464

Net assets were comprised of:
Paid-in capital	$2,191,006,542
Retained earnings	758,237,922

Net assets, December 31, 2015	$2,949,244,464

Net asset value and redemption price per share, $2,949,244,464 / 222,974,825 outstanding shares of beneficial interest	$13.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,267,135, includes $80,734 reimbursable by an affiliate)	$33,330,333
Interest income	32,955,907
Affiliated dividend income	632,216
Affiliated income from securities lending, net	626,640

67,545,096

EXPENSES
Advisory fees	26,312,866
Distribution fee	5,452,212
Custodian and accounting fees	1,127,000
Audit fee	68,000
Trustees’ fees	40,000
Insurance expenses	38,000
Shareholders’ reports	27,000
Legal fees and expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Miscellaneous	64,584

Total expenses	33,155,662

NET INVESTMENT INCOME	34,389,434

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	100,701,168
Futures transactions	(8,551,364)
Foreign currency transactions	1,837,542

93,987,346

Net change in unrealized appreciation (depreciation) on:
Investments	(152,490,414)
Futures	(9,212,179)
Foreign currencies	(1,299,163)

(163,001,756)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(69,014,410)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,624,976)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$34,389,434	$43,792,836
Net realized gain on investment and foreign currency transactions	93,987,346	182,689,588
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(163,001,756)	(38,294,332)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,624,976)	188,188,092

FUND SHARE TRANSACTIONS:
Fund share sold [8,362,595 and 8,873,849 shares, respectively]	112,634,167	114,550,649
Fund share repurchased [20,754,044 and 12,256,317 shares, respectively]	(275,461,801)	(156,338,085)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(162,827,634)	(41,787,436)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(197,452,610)	146,400,656
NET ASSETS:
Beginning of year	3,146,697,074	3,000,296,418

End of year	$2,949,244,464	$3,146,697,074

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 87.8%
COMMON STOCKS — 47.0%	Shares	Value (Note 2)
Aerospace & Defense — 1.0%
Airbus Group SE (France)	25,355	$1,708,616
BAE Systems PLC (United Kingdom)	189,500	1,395,205
Boeing Co. (The)(u)	4,390	634,750
Honeywell International, Inc.(u)	85,906	8,897,284
Huntington Ingalls Industries, Inc.(u)	6,400	811,840
L-3 Communications Holdings, Inc.	3,062	365,940
Meggitt PLC (United Kingdom)	166,190	917,584
Northrop Grumman Corp.(u)	15,124	2,855,562
Raytheon Co.(u)	23,076	2,873,654
Spirit Aerosystems Holdings, Inc. (Class A Stock)*(u)	5,400	270,378
Thales SA (France)	23,563	1,763,693
United Technologies Corp.(u)	53,837	5,172,120

		27,666,626

Air Freight & Logistics — 0.1%
Yamato Holdings Co. Ltd. (Japan)	90,600	1,919,645

Airlines — 0.5%
Delta Air Lines, Inc.(u)	135,916	6,889,582
Japan Airlines Co. Ltd. (Japan)	41,400	1,481,826
Southwest Airlines Co.(u)	27,100	1,166,926
United Continental Holdings, Inc.*(u)	62,342	3,572,196

		13,110,530

Auto Components — 0.2%
Apollo Tyres Ltd. (India)	75,495	177,352
Ceat Ltd. (India)	12,830	203,059
Continental AG (Germany)	15,407	3,727,126
Delphi Automotive PLC (United Kingdom)(u)	6,600	565,818
Goodyear Tire & Rubber Co. (The)(u)	6,987	228,265
Hankook Tire Co. Ltd. (South Korea)*	3,810	151,965
Hota Industrial Manufacturing Co. Ltd. (Taiwan)	32,000	117,085
Hyundai Mobis Co. Ltd. (South Korea)*	3,390	709,288

		5,879,958

Automobiles — 0.8%
Astra International Tbk PT (Indonesia)	2,026,300	872,834
Bayerische Motoren Werke AG (Germany)	15,391	1,621,474
Ford Otomotiv Sanayi A/S (Turkey)	9,420	97,712
Geely Automobile Holdings Ltd. (China)	820,000	433,294
General Motors Co.	222,053	7,552,023
General Motors Corp. Escrow Shares*	110,000	11
Great Wall Motor Co. Ltd. (China) (Class H Stock)	294,500	340,155
Honda Motor Co. Ltd. (Japan)(a)	70,600	2,256,485
Kia Motors Corp. (South Korea)	14,770	658,594
Renault SA (France)	16,171	1,618,653
Tesla Motors, Inc.*(a)	7,509	1,802,235
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	18,110	117,570
Toyota Motor Corp. (Japan)	81,300	5,006,374

		22,377,414

Banks — 4.3%
Australia & New Zealand Banking Group Ltd. (Australia)	98,501	1,987,725
Banco do Brasil SA (Brazil)	118,535	441,632
Bank of America Corp.(u)	801,238	13,484,835
Bank of China Ltd. (China) (Class H Stock)	2,195,000	973,951

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Barclays PLC (United Kingdom)	636,906	$2,050,066
BNP Paribas SA (France)	61,902	3,502,269
China CITIC Bank Corp. Ltd. (China) (Class H Stock)*	907,000	584,573
China Construction Bank Corp. (China) (Class H Stock)	2,645,000	1,804,282
China Everbright Bank Co. Ltd. (China) (Class H Stock)	568,000	275,030
China Merchants Bank Co. Ltd. (China) (Class H Stock)	300,500	703,423
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	254,000	152,558
CIT Group, Inc.	23,600	936,920
Citigroup, Inc.(u)	237,941	12,313,449
Citizens Financial Group, Inc.	53,400	1,398,546
Commercial International Bank Egypt SAE (Egypt), GDR	53,056	228,141
Dubai Islamic Bank PJSC (United Arab Emirates)	114,715	191,983
East West Bancorp, Inc.	24,397	1,013,939
Fifth Third Bancorp	123,963	2,491,656
First Republic Bank	12,200	805,932
HDFC Bank Ltd. (India), ADR	43,179	2,659,826
HSBC Holdings PLC (United Kingdom), (QMTF)	369,861	2,919,780
HSBC Holdings PLC (United Kingdom), (XHKG)	358,000	2,830,565
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	797,475	478,021
Industrial Bank of Korea (South Korea)*	40,565	424,166
ING Groep NV (Netherlands), CVA	363,351	4,916,179
Intesa Sanpaolo SpA (Italy)	594,358	1,973,874
KB Financial Group, Inc. (South Korea)*	13,580	382,600
KeyCorp(u)	29,555	389,830
Krung Thai Bank PCL (Thailand)	858,000	395,706
Lloyds Banking Group PLC (United Kingdom)	3,652,234	3,929,809
M&T Bank Corp.	18,774	2,275,033
Mega Financial Holding Co. Ltd. (Taiwan)	774,129	499,091
Mitsubishi UFJ Financial Group, Inc. (Japan)	557,600	3,453,913
Mizuho Financial Group, Inc. (Japan)	345,400	690,800
National Bank Holdings Corp. (Class A Stock)	7,100	151,727
OTP Bank PLC (Hungary)	13,410	275,728
PNC Financial Services Group, Inc. (The)	22,900	2,182,599
Prosperity Bancshares, Inc.(u)	8,525	408,008
Royal Bank of Canada (Canada)	15,255	817,488
Sberbank of Russia PJSC (Russia), ADR	116,263	673,163
Signature Bank*(a)	12,224	1,874,795
Standard Chartered PLC (United Kingdom)	171,822	1,425,642
Sumitomo Mitsui Financial Group, Inc. (Japan)	128,100	4,834,629
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	200,000	757,466
SunTrust Banks, Inc.	87,637	3,754,369
SVB Financial Group*	4,586	545,275
Turkiye Halk Bankasi A/S (Turkey)	126,730	450,429
Turkiye Is Bankasi (Turkey) (Class C Stock)	325,565	512,297
U.S. Bancorp	44,800	1,911,616

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Wells Fargo & Co.(u)	354,541	$19,272,849

		113,408,183

Beverages — 0.9%
Anheuser-Busch InBev SA NV (Belgium)	31,512	3,921,603
Boston Beer Co., Inc. (The) (Class A Stock)*(u)	1,318	266,117
Coca-Cola Co. (The)	44,188	1,898,316
Constellation Brands, Inc. (Class A Stock)(u)	3,588	511,075
Dr. Pepper Snapple Group, Inc.	11,700	1,090,440
Molson Coors Brewing Co. (Class B Stock)(u)	48,564	4,561,131
Monster Beverage Corp.*	10,335	1,539,502
PepsiCo, Inc.(u)	50,904	5,086,328
Pernod Ricard SA (France)	8,920	1,017,282
SABMiller PLC (United Kingdom)	29,716	1,777,741
Suntory Beverage & Food Ltd. (Japan)	22,300	976,208

		22,645,743

Biotechnology — 1.3%
Alexion Pharmaceuticals, Inc.*(u)	12,625	2,408,219
Amgen, Inc.(u)	9,550	1,550,251
Biogen, Inc.*(u)	11,909	3,648,321
BioMarin Pharmaceutical, Inc.*(u)	6,604	691,835
Celgene Corp.*(u)	64,242	7,693,622
Gilead Sciences, Inc.(u)	84,590	8,559,662
Incyte Corp.*(u)	2,574	279,150
Kite Pharma, Inc.*	13,416	826,694
Regeneron Pharmaceuticals, Inc.*	6,992	3,795,747
Vertex Pharmaceuticals, Inc.*(u)	46,377	5,835,618

		35,289,119

Building Products — 0.4%
Advanced Drainage Systems, Inc.(a)	17,880	429,656
Allegion PLC(u)	4,594	302,837
Caesarstone Sdot-Yam Ltd. (Israel)*	21,570	934,844
China Lesso Group Holdings Ltd. (China)	145,000	100,624
Daikin Industries Ltd. (Japan)	40,200	2,927,432
Fortune Brands Home & Security, Inc.(a)	32,540	1,805,970
Lennox International, Inc.	14,489	1,809,676
Masco Corp.	50,287	1,423,122

		9,734,161

Capital Markets — 1.4%
3i Group PLC (United Kingdom)	32,505	230,261
Affiliated Managers Group, Inc.*	9,214	1,472,029
Ameriprise Financial, Inc.(u)	23,975	2,551,419
Bank of New York Mellon Corp. (The)(u)	5,637	232,357
BlackRock, Inc.(u)	9,804	3,338,458
Charles Schwab Corp. (The)(u)	153,865	5,066,775
Credit Suisse Group AG (Switzerland)*	86,666	1,866,956
Goldman Sachs Group, Inc. (The)	25,564	4,607,399
Invesco Ltd.(u)	24,418	817,515
Lazard Ltd. (Class A Stock)	32,327	1,455,038
Legg Mason, Inc.	29,800	1,169,054
Meritz Securities Co. Ltd. (South Korea)*	46,063	154,575
Morgan Stanley(u)	160,543	5,106,873
Northern Trust Corp.	14,000	1,009,260
Schroders PLC (United Kingdom)	21,241	930,340
T. Rowe Price Group, Inc.	23,900	1,708,611

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
TD Ameritrade Holding Corp.	7,447	$258,485
UBS Group AG (Switzerland)	263,605	5,113,798

		37,089,203

Chemicals — 0.6%
Air Products & Chemicals, Inc.	12,137	1,579,145
Akzo Nobel NV (Netherlands)	27,300	1,824,159
Axiall Corp.(u)	19,098	294,110
CHR Hansen Holding A/S (Denmark)	21,082	1,318,687
Dow Chemical Co. (The)(u)	21,752	1,119,793
E.I. du Pont de Nemours & Co.(u)	17,111	1,139,592
Eastman Chemical Co.(u)	5,416	365,634
Hyosung Corp. (South Korea)*	4,070	402,538
Linde AG (Germany)	5,839	843,497
Lotte Chemical Corp. (South Korea)*	1,740	355,042
LyondellBasell Industries NV (Netherlands) (Class A Stock)(u)	11,400	990,660
Monsanto Co.(u)	2,675	263,541
Mosaic Co. (The)(u)	61,207	1,688,701
Nitto Denko Corp. (Japan)	7,200	525,641
PPG Industries, Inc.	16,835	1,663,635
Sherwin-Williams Co. (The)	5,721	1,485,172
Shin-Etsu Chemical Co. Ltd. (Japan)	14,600	793,742

		16,653,289

Commercial Services & Supplies — 0.2%
Aggreko PLC (United Kingdom)	27,602	371,572
Stericycle, Inc.*	14,656	1,767,514
Waste Connections, Inc.	32,196	1,813,279

		3,952,365

Communications Equipment — 0.5%
Arista Networks, Inc.*(a)	28,322	2,204,584
Cisco Systems, Inc.(u)	122,700	3,331,918
Harris Corp.	33,640	2,923,316
Juniper Networks, Inc.(u)	17,800	491,280
Nokia OYJ (Finland)	242,605	1,716,323
Palo Alto Networks, Inc.*	6,543	1,152,484
QUALCOMM, Inc.(u)	32,800	1,639,508
ZTE Corp. (China) (Class H Stock)	108,600	246,532

		13,705,945

Construction & Engineering — 0.1%
AECOM*(u)	27,800	834,834
China Railway Construction Corp. Ltd. (China) (Class H Stock)	159,000	195,692
Fluor Corp.(u)	15,082	712,172
Kajima Corp. (Japan)	298,000	1,773,532

		3,516,230

Construction Materials — 0.3%
Eagle Materials, Inc.	16,228	980,658
Imerys SA (France)	12,225	853,937
LafargeHolcim Ltd. (Switzerland), (XBRN)*	15,015	751,873
LafargeHolcim Ltd. (Switzerland), (XPAR)*	16,005	809,616
Martin Marietta Materials, Inc.(u)	16,962	2,316,670
Vulcan Materials Co.(u)	24,254	2,303,402

		8,016,156

Consumer Finance — 0.3%
Ally Financial, Inc.*(u)	83,516	1,556,738

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
Capital One Financial Corp.(u)	60,584	$4,372,953
Discover Financial Services(u)	43,560	2,335,687
Santander Consumer USA Holdings, Inc.*(u)	5,645	89,473
Synchrony Financial*(u)	11,990	364,616

		8,719,467

Containers & Packaging — 0.2%
Ball Corp.	21,900	1,592,787
Crown Holdings, Inc.*(u)	27,668	1,402,768
Sealed Air Corp.(u)	30,944	1,380,102
WestRock Co.(u)	32,303	1,473,663

		5,849,320

Distributors — 0.1%
Dogus Otomotiv Servis ve Ticaret A/S (Turkey)	18,030	68,115
Genuine Parts Co.	21,216	1,822,242
Imperial Holdings Ltd. (South Africa)	14,670	113,717

		2,004,074

Diversified Consumer Services
Estacio Participacoes SA (Brazil)	36,280	127,926
ServiceMaster Global Holdings, Inc.*(u)	9,400	368,856

		496,782

Diversified Financial Services — 0.3%
Fubon Financial Holding Co. Ltd. (Taiwan)	411,000	559,054
Intercontinental Exchange, Inc.(u)	8,380	2,147,459
McGraw Hill Financial, Inc.	22,540	2,221,993
Moscow Exchange MICEX-RTS OAO (Russia)	136,855	171,105
ORIX Corp. (Japan)	134,000	1,879,814
Somerset Cayuga Holding Co., Inc.*	1,372	31,968
Voya Financial, Inc.(u)	14,600	538,886

		7,550,279

Diversified Telecommunication Services — 0.7%
AT&T, Inc.(u)	114,238	3,930,929
BT Group PLC (United Kingdom)	336,805	2,338,645
Nippon Telegraph & Telephone Corp. (Japan)	129,700	5,161,815
Orange SA (France)	167,126	2,795,319
PCCW Ltd. (Hong Kong)	2,163,000	1,264,394
Singapore Telecommunications Ltd. (Singapore)	292,300	753,627
Telecom Italia SpA (Italy)*(a)	861,183	1,091,396
Verizon Communications, Inc.(u)	43,841	2,026,331

		19,362,456

Electric Utilities — 0.7%
American Electric Power Co., Inc.(u)	38,161	2,223,641
Duke Energy Corp.	21,600	1,542,024
Edison International(u)	69,958	4,142,213
Enel SpA (Italy)	383,321	1,607,390
Entergy Corp.(u)	14,400	984,384
Eversource Energy	23,000	1,174,610
Korea Electric Power Corp. (South Korea)*	6,160	260,982
NextEra Energy, Inc.(u)	16,974	1,763,429
PPL Corp.(u)	64,388	2,197,563

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Xcel Energy, Inc.(u)	75,881	$2,724,887

		18,621,123

Electrical Equipment — 0.3%
Acuity Brands, Inc.	16,343	3,820,993
Eaton Corp. PLC(u)	9,707	505,152
Jiangnan Group Ltd. (China)	460,000	89,880
Nidec Corp. (Japan)	15,300	1,109,495
Schneider Electric SE (France)	29,546	1,678,338
SolarCity Corp.*	15,260	778,565
Xinjiang Goldwind Science & Technology Co. Ltd. (China) (Class H Stock)	63,400	120,875

		8,103,298

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	27,015	1,410,993
Arrow Electronics, Inc.*	22,584	1,223,601
Coretronic Corp. (Taiwan)	105,750	87,367
Elite Material Co. Ltd. (Taiwan)	115,000	200,030
FLEXium Interconnect, Inc. (Taiwan)	93,000	220,706
Ingram Micro, Inc. (Class A Stock)(u)	8,100	246,078
Innolux Corp. (Taiwan)	347,000	104,298
Keyence Corp. (Japan)	6,400	3,517,473
LG Display Co. Ltd. (South Korea)*	17,630	365,159
Sunny Optical Technology Group Co. Ltd. (China)	67,000	152,811
TE Connectivity Ltd. (Switzerland)(u)	39,015	2,520,759
Zhen Ding Technology Holding Ltd. (Taiwan)	86,000	196,084

		10,245,359

Energy Equipment & Services — 0.2%
Baker Hughes, Inc.(u)	5,700	263,055
Cameron International Corp.*(u)	12,000	758,400
Ensco PLC (Class A Stock)(u)	24,700	380,133
Frank’s International NV(u)	7,266	121,270
National Oilwell Varco, Inc.(a)(u)	21,800	730,082
Noble Corp. PLC(a)(u)	13,500	142,425
Schlumberger Ltd.(u)	15,026	1,048,063
Seadrill Ltd. (United Kingdom)*(u)	36,300	123,057
Technip SA (France)	17,620	876,252
Transocean Ltd. (Switzerland)(a)(u)	7,200	89,136

		4,531,873

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.(u)	10,401	1,679,762
CVS Health Corp.(u)	18,320	1,791,146
Delhaize Group (Belgium)	18,353	1,786,244
Distribuidora Internacional de Alimentacion SA (Spain)*	112,633	664,324
Eurocash SA (Poland)	11,750	144,801
GS Retail Co. Ltd. (South Korea)*	4,660	212,306
Kroger Co. (The)(u)	65,524	2,740,869
Magnit OJSC (Russia)	1,440	221,318
Pick’n Pay Stores Ltd. (South Africa)	34,260	143,908
Seven & I Holdings Co. Ltd. (Japan)	39,900	1,826,804
SPAR Group Ltd. (The) (South Africa)	23,010	273,780
Sprouts Farmers Market, Inc.*	44,720	1,189,105
Sun Art Retail Group Ltd. (Hong Kong)	566,000	425,850
Walgreens Boots Alliance, Inc.	8,800	749,364

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.(u)	8,200	$502,660

		14,352,241

Food Products — 0.6%
Associated British Foods PLC (United Kingdom)	27,300	1,343,363
Bunge Ltd.(u)	3,200	218,496
ConAgra Foods, Inc.(u)	2,400	101,184
Crown Confectionery Co. Ltd. (South Korea)*	220	100,935
Hershey Co. (The)(u)	5,923	528,746
Ingredion, Inc.(u)	8,200	785,888
JBS SA (Brazil)	72,580	226,569
Mondelez International, Inc. (Class A Stock)(u)	46,412	2,081,114
Nestle SA (Switzerland)	64,371	4,778,598
NH Foods Ltd. (Japan)	43,000	842,794
Pilgrim’s Pride Corp.(a)(u)	7,400	163,466
Pioneer Foods Group Ltd. (South Africa)	15,000	153,865
Post Holdings, Inc.*(a)(u)	17,217	1,062,289
Thai Union Group PCL (Thailand), NVDR	257,900	122,514
TreeHouse Foods, Inc.*	12,400	972,904
Tyson Foods, Inc. (Class A Stock)(u)	19,500	1,039,935
Uni-President Enterprises Corp. (Taiwan)	277,000	461,741

		14,984,401

Gas Utilities — 0.2%
AGL Resources, Inc.(u)	1,404	89,589
ENN Energy Holdings Ltd. (China)	224,000	1,188,234
Snam SpA (Italy)	788,393	4,114,597
UGI Corp.	33,550	1,132,648

		6,525,068

Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp.*	13,622	251,190
C.R. Bard, Inc.(u)	3,100	587,264
Essilor International SA (France)	10,217	1,273,412
Hoya Corp. (Japan)	21,500	879,191
Medtronic PLC(u)	10,000	769,200
Novadaq Technologies, Inc. (Canada)*(a)	79,243	1,009,556
Smith & Nephew PLC (United Kingdom)	94,797	1,689,489

		6,459,302

Health Care Providers & Services — 1.5%
Acadia Healthcare Co., Inc.*	27,059	1,690,105
Aetna, Inc.(u)	65,421	7,073,318
Anthem, Inc.(u)	13,403	1,868,914
Cardinal Health, Inc.(u)	2,300	205,321
Cigna Corp.(u)	18,128	2,652,670
Envision Healthcare Holdings, Inc.*	44,893	1,165,871
Express Scripts Holding Co.*(u)	11,000	961,510
Fresenius Medical Care AG & Co. KGaA (Germany)	14,970	1,258,004
HCA Holdings, Inc.*	13,100	885,953
Health Net, Inc.*(u)	2,000	136,920
Humana, Inc.(u)	33,732	6,021,500
LifePoint Health, Inc.*(u)	5,200	381,680
McKesson Corp.(u)	16,995	3,351,923
National Healthcare Corp.(a)	8,710	537,407
Netcare Ltd. (South Africa)	141,305	309,484

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	69,700	$150,232
Sinopharm Group Co. Ltd. (China) (Class H Stock)	107,200	427,966
Spire Healthcare Group PLC (United Kingdom), 144A	115,067	531,252
UnitedHealth Group, Inc.(u)	92,065	10,830,527

		40,440,557

Health Care Technology — 0.1%
Veeva Systems, Inc. (Class A Stock)*(a)	43,099	1,243,406

Hotels, Restaurants & Leisure — 0.6%
Accor SA (France)	33,330	1,443,528
Brinker International, Inc.	7,490	359,145
Carnival Corp.(u)	3,914	213,235
Chipotle Mexican Grill, Inc.*(u)	185	88,772
ClubCorp Holdings, Inc.	22,700	414,729
Darden Restaurants, Inc.(u)	5,000	318,200
Dunkin’ Brands Group, Inc.(u)	5,454	232,286
Hana Tour Service, Inc. (South Korea)	850	82,674
Hilton Worldwide Holdings, Inc.(u)	115,081	2,462,734
InterContinental Hotels Group PLC (United Kingdom)	28,327	1,104,152
Kangwon Land, Inc. (South Korea)*	10,320	336,828
La Quinta Holdings, Inc.*	45,600	620,616
McDonald’s Corp.(u)	2,600	307,164
Norwegian Cruise Line Holdings Ltd.*(u)	31,593	1,851,349
Restaurant Brands International, Inc. (Canada)(u)	18,434	688,694
REXLot Holdings Ltd. (Hong Kong)	700,000	—
Royal Caribbean Cruises Ltd.(u)	22,422	2,269,330
Sands China Ltd. (Hong Kong)	210,000	711,941
Starbucks Corp.	37,104	2,227,353
Wynn Macau Ltd. (Macau)	193,600	224,922
Yum! Brands, Inc.(u)	11,442	835,838

		16,793,490

Household Durables — 0.6%
Arcelik A/S (Turkey)	34,910	167,120
Coway Co. Ltd. (South Korea)*	6,025	428,992
D.R. Horton, Inc.(u)	77,892	2,494,881
Electrolux AB (Sweden) (Class B Stock)	53,851	1,299,285
Harman International Industries, Inc.(u)	24,761	2,332,733
Jarden Corp.*(a)	8,200	468,384
Mohawk Industries, Inc.*	16,844	3,190,085
MRV Engenharia e Participacoes SA (Brazil)	81,980	179,864
PulteGroup, Inc.(u)	50,529	900,426
Skyworth Digital Holdings Ltd. (Hong Kong)	280,000	181,646
Toll Brothers, Inc.*(u)	105,080	3,499,164

		15,142,580

Household Products — 0.4%
Colgate-Palmolive Co.(u)	13,324	887,644
Energizer Holdings, Inc.(u)	25,280	861,037
Kimberly-Clark Corp.	9,600	1,222,080
Procter & Gamble Co. (The)(u)	55,586	4,414,084
Reckitt Benckiser Group PLC (United Kingdom)	23,962	2,217,129

		9,601,974

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers
Dynegy, Inc.*	750	$10,050
Huadian Power International Corp. Ltd. (China) (Class H Stock)	340,000	220,006
Huaneng Power International, Inc. (China) (Class H Stock)	246,000	210,648

		440,704

Industrial Conglomerates — 0.3%
Carlisle Cos., Inc.	40,423	3,585,116
CK Hutchison Holdings Ltd. (Hong Kong)	221,920	2,983,032
Danaher Corp.(u)	5,100	473,688
General Electric Co.	66,860	2,082,689

		9,124,525

Insurance — 2.7%
ACE Ltd.	88,662	10,360,155
Alleghany Corp.*	1,273	608,405
Allianz SE (Germany)	28,650	5,050,393
Allied World Assurance Co. Holdings AG	22,400	833,056
Allstate Corp. (The)(u)	9,110	565,640
American International Group, Inc.(u)	41,784	2,589,355
AmTrust Financial Services, Inc.	10,467	644,558
Arthur J Gallagher & Co.(u)	45,660	1,869,320
Aviva PLC (United Kingdom)	130,732	992,324
AXA SA (France)	252,626	6,902,682
Cathay Financial Holding Co. Ltd. (Taiwan)	463,000	648,636
Chubb Corp. (The)	11,900	1,578,416
CNO Financial Group, Inc.	50,000	954,500
Hartford Financial Services Group, Inc. (The)(u)	56,100	2,438,106
Legal & General Group PLC (United Kingdom)	728,158	2,873,258
Lincoln National Corp.(u)	5,800	291,508
Loews Corp.	75,300	2,891,520
Marsh & McLennan Cos., Inc.	76,728	4,254,568
MetLife, Inc.(u)	83,299	4,015,845
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	14,858	2,960,281
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	320,000	631,525
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	189,000	1,042,279
Porto Seguro SA (Brazil)	17,390	126,549
Prudential PLC (United Kingdom)	318,829	7,183,097
Sompo Japan Nipponkoa Holdings, Inc. (Japan)	42,800	1,405,325
Sul America SA (Brazil), UTS	13,000	61,151
Sun Life Financial, Inc. (Canada)	19,424	605,728
Swiss Re AG (Switzerland)	16,121	1,574,479
Travelers Cos., Inc. (The)	19,100	2,155,626
Unum Group	39,100	1,301,639
W.R. Berkley Corp.	5,900	323,025
XL Group PLC (Ireland)	7,628	298,865
Zurich Insurance Group AG (Switzerland)*	6,650	1,708,385

		71,740,199

Internet & Catalog Retail — 0.8%
Amazon.com, Inc.*(u)	18,101	12,234,285
Expedia, Inc.(u)	16,700	2,075,810
GS Home Shopping, Inc. (South Korea)*	635	90,139

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
Netflix, Inc.*	17,311	$1,980,032
Priceline Group, Inc. (The)*	1,926	2,455,554
Wayfair, Inc. (Class A Stock)*(a)	31,924	1,520,221

		20,356,041

Internet Software & Services — 1.6%
Alphabet, Inc. (Class A Stock)*	8,272	6,435,699
Alphabet, Inc. (Class C Stock)*(u)	23,327	17,702,394
CoStar Group, Inc.*	6,905	1,427,194
eBay, Inc.*(u)	16,800	461,664
Facebook, Inc. (Class A Stock)*(u)	125,405	13,124,887
NetEase, Inc. (China), ADR	4,630	839,141
Tencent Holdings Ltd. (China)	51,300	1,004,453
VeriSign, Inc.*(u)	10,000	873,600
Yahoo!, Inc.*(u)	10,200	339,252

		42,208,284

IT Services — 1.2%
Accenture PLC (Class A Stock)(u)	47,721	4,986,846
Cap Gemini SA (France)	26,414	2,450,852
Cognizant Technology Solutions Corp. (Class A Stock)*(u)	23,005	1,380,760
Computer Sciences Corp.(u)	19,800	647,064
CSRA, Inc.(u)	19,800	594,000
Fidelity National Information Services, Inc.(u)	39,131	2,371,338
Gartner, Inc.*	14,792	1,341,634
Global Payments, Inc.(u)	3,910	252,234
HCL Technologies Ltd. (India)	45,835	591,131
Leidos Holdings, Inc.(u)	16,800	945,168
MasterCard, Inc. (Class A Stock)(u)	56,169	5,468,614
PayPal Holdings, Inc.*	65,267	2,362,665
QIWI PLC (Russia), ADR	8,290	148,806
Vantiv, Inc. (Class A Stock)*(u)	3,158	149,752
VeriFone Systems, Inc.*	36,955	1,035,479
Visa, Inc. (Class A Stock)(a)(u)	87,263	6,767,246

		31,493,589

Life Sciences Tools & Services — 0.2%
Illumina, Inc.*(u)	25,289	4,854,097

Machinery — 0.6%
Allison Transmission Holdings, Inc.(u)	6,400	165,696
DMG Mori Co. Ltd. (Japan)	86,700	1,008,499
Dover Corp.	26,900	1,649,239
FANUC Corp. (Japan)	7,500	1,292,174
Illinois Tool Works, Inc.(u)	22,800	2,113,104
Ingersoll-Rand PLC	12,680	701,077
Komatsu Ltd. (Japan)	60,800	994,837
Kubota Corp. (Japan)	118,000	1,822,940
Makita Corp. (Japan)	26,400	1,521,344
PACCAR, Inc.(u)	41,344	1,959,705
Shin Zu Shing Co. Ltd. (Taiwan)*	52,000	199,401
SMC Corp. (Japan)	6,974	1,811,384
SPX FLOW, Inc.*	3,180	88,754
Stanley Black & Decker, Inc.(u)	17,775	1,897,126

		17,225,280

Media — 1.5%
CBS Corp. (Class B Stock)(u)	73,364	3,457,645

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Charter Communications, Inc. (Class A Stock)*(a)(u)	19,295	$3,532,915
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	56,000	313,040
Comcast Corp. (Class A Stock)(u)	52,481	2,961,503
Dentsu, Inc. (Japan)	45,700	2,500,348
DISH Network Corp. (Class A Stock)*(u)	69,008	3,945,877
Entercom Communications Corp. (Class A Stock)*	35,146	394,690
Media General, Inc.*	42,400	684,760
Naspers Ltd. (South Africa) (Class N Stock)	8,865	1,211,706
RTL Group SA (Luxembourg)	7,705	641,641
Sirius XM Holdings, Inc.*(u)	184,766	751,998
TEGNA, Inc.	23,200	592,064
Time Warner Cable, Inc.(u)	4,691	870,603
Time Warner, Inc.(u)	105,132	6,798,887
Time, Inc.	27,000	423,090
Twenty-First Century Fox, Inc. (Class A Stock)(u)	140,821	3,824,698
Twenty-First Century Fox, Inc. (Class B Stock)(u)	69,433	1,890,660
UBM PLC (United Kingdom)	145,940	1,131,099
WPP PLC (United Kingdom)	156,035	3,589,104

		39,516,328

Metals & Mining — 0.4%
BHP Billiton Ltd. (Australia)	88,222	1,135,376
Glencore PLC (Switzerland)*	366,325	485,431
Magnitogorsk Iron & Steel Works (Russia)	520,300	134,385
MMC Norilsk Nickel PJSC (Russia), ADR	31,340	395,207
Nippon Steel & Sumitomo Metal Corp. (Japan)	70,500	1,394,657
Norsk Hydro ASA (Norway)	402,094	1,494,624
Nucor Corp.(u)	12,585	507,176
Rio Tinto Ltd. (United Kingdom)	20,266	655,392
Rio Tinto PLC (United Kingdom)	75,093	2,186,366
Severstal PAO (Russia), GDR	24,300	202,791
South32 Ltd. (Australia)*	88,222	67,772
United States Steel Corp.(a)(u)	136,260	1,087,354

		9,746,531

Multiline Retail — 0.3%
Dollar General Corp.(u)	33,153	2,382,706
Kohl’s Corp.	40,200	1,914,726
Next PLC (United Kingdom)	21,271	2,283,899
Target Corp.	13,400	972,974

		7,554,305

Multi-Utilities — 0.1%
National Grid PLC (United Kingdom)	109,250	1,506,740
NiSource, Inc.(u)	11,216	218,824
Sempra Energy	14,700	1,381,947

		3,107,511

Oil, Gas & Consumable Fuels — 1.8%
BG Group PLC (United Kingdom)	261,141	3,785,480
Bharat Petroleum Corp. Ltd. (India)	37,975	510,084
Cabot Oil & Gas Corp.(u)	46,783	827,591
Chevron Corp.(u)	16,130	1,451,055
CNOOC Ltd. (China) (Class H Stock)	1,674,000	1,742,259
Columbia Pipeline Group, Inc.(u)	84,000	1,680,000

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Concho Resources, Inc.*(u)	28,462	$2,642,981
Devon Energy Corp.(u)	24,400	780,800
Diamondback Energy, Inc.*(a)	7,203	481,881
Energen Corp.	6,281	257,458
EOG Resources, Inc.(u)	31,814	2,252,113
EQT Corp.(u)	39,651	2,067,007
Exxon Mobil Corp.	46,800	3,648,060
Gazprom PAO (Russia), ADR	127,120	466,530
Hess Corp.	5,589	270,955
Hindustan Petroleum Corp. Ltd. (India)	36,050	453,465
HollyFrontier Corp.	26,500	1,057,085
Inpex Corp. (Japan)	108,000	1,052,883
Kinder Morgan, Inc.	60,600	904,152
Lukoil PJSC (Russia), ADR(a)	18,660	600,012
Marathon Petroleum Corp.(u)	25,696	1,332,081
MOL Hungarian Oil & Gas PLC (Hungary)	3,530	172,168
Occidental Petroleum Corp.(u)	123,062	8,320,221
Oil Search Ltd. (Australia)	151,383	736,833
PBF Energy, Inc. (Class A Stock)	23,000	846,630
Phillips 66	15,600	1,276,080
Pioneer Natural Resources Co.(u)	15,030	1,884,462
Polski Koncern Naftowy Orlen SA (Poland)	25,720	442,751
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	148,700	194,078
Range Resources Corp.(a)	19,032	468,378
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	112,547	2,566,881
S-Oil Corp. (South Korea)	6,400	428,712
Southwestern Energy Co.*	36,200	257,382
Tatneft PAO (Russia), ADR	13,150	344,381
Teekay Corp. (Bermuda)(a)	45,200	446,124
Tesoro Corp.(u)	1,000	105,370
Tullow Oil PLC (United Kingdom)*	50,950	124,800
Valero Energy Corp.(u)	24,991	1,767,114

		48,646,297

Paper & Forest Products — 0.1%
KapStone Paper and Packaging Corp.	42,200	953,298
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	271,000	150,736
UPM-Kymmene OYJ (Finland)	52,957	983,169

		2,087,203

Personal Products — 0.2%
Chlitina Holding Ltd. (China)	14,148	146,707
Edgewell Personal Care Co.(u)	5,330	417,712
Estee Lauder Cos., Inc. (The) (Class A Stock)(u)	6,319	556,451
Grape King Bio Ltd. (Taiwan)	40,000	221,586
Herbalife Ltd.*(a)(u)	3,600	193,032
Unilever NV (United Kingdom), CVA	26,300	1,146,268
Unilever PLC (United Kingdom)	41,352	1,773,687

		4,455,443

Pharmaceuticals — 2.8%
Allergan PLC*(u)	18,511	5,784,688
Astellas Pharma, Inc. (Japan)	120,000	1,708,292
AstraZeneca PLC (United Kingdom)	35,109	2,371,534
Bayer AG (Germany)	36,601	4,571,137
Bristol-Myers Squibb Co.(u)	56,564	3,891,038

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Eli Lilly & Co(u)	56,643	$4,772,740
GlaxoSmithKline PLC (United Kingdom)	193,701	3,911,978
Johnson & Johnson	30,963	3,180,519
Jubilant Organosys Ltd. (India)	26,100	161,280
Merck & Co., Inc.(u)	64,595	3,411,908
Merck KGaA (Germany)	10,065	974,507
Mylan NV*	3,359	181,621
Novartis AG (Switzerland)	63,226	5,438,654
Novo Nordisk A/S (Denmark) (Class B Stock)	36,307	2,102,111
Pfizer, Inc.(u)	435,210	14,048,579
Revance Therapeutics, Inc.*	25,220	861,515
Roche Holding AG (Switzerland)	26,678	7,392,698
Sanofi (France)	44,036	3,752,846
Shire PLC (Ireland)	24,967	1,712,931
Sino Biopharmaceutical Ltd. (Hong Kong)	432,000	390,578
Teva Pharmaceutical Industries Ltd. (Israel), ADR	22,625	1,485,105
Valeant Pharmaceuticals International, Inc.*(u)	25,468	2,588,822
Yuhan Corp. (South Korea)*	640	147,643

		74,842,724

Professional Services
ManpowerGroup, Inc.(u)	4,500	379,305

Real Estate Investment Trusts (REITs) — 3.7%
Alexandria Real Estate Equities, Inc.	14,075	1,271,817
American Homes 4 Rent (Class A Stock)	47,466	790,784
American Residential Properties, Inc.	32,100	606,690
Apartment Investment & Management Co. (Class A Stock)	65,331	2,615,200
AvalonBay Communities, Inc.(u)	37,778	6,956,063
Boston Properties, Inc.	24,230	3,090,294
Brandywine Realty Trust	44,500	607,870
Brixmor Property Group, Inc.	50,500	1,303,910
Camden Property Trust	16,200	1,243,512
DiamondRock Hospitality Co.(a)	138,100	1,332,665
Douglas Emmett, Inc.	29,100	907,338
Duke Realty Corp.	68,300	1,435,666
EastGroup Properties, Inc.	12,600	700,686
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)	185,070	164,756
Equinix, Inc.	12,054	3,645,130
Equity Commonwealth*(u)	3,800	105,374
Equity One, Inc.	29,200	792,780
Equity Residential	33,950	2,769,981
Essex Property Trust, Inc.	16,290	3,899,989
Extra Space Storage, Inc.	22,400	1,975,904
General Growth Properties, Inc.(u)	178,033	4,844,278
Goodman Group (Australia)	286,030	1,296,128
HCP, Inc.	141,700	5,418,608
Kilroy Realty Corp.	19,754	1,250,033
Kimco Realty Corp.	176,900	4,680,774
Klepierre (France)	39,829	1,770,400
LaSalle Hotel Properties(a)	80,850	2,034,186
Liberty Property Trust(a)	54,500	1,692,225
Macerich Co. (The)	32,150	2,594,183
National Health Investors, Inc.	16,220	987,311
NorthStar Realty Finance Corp.(u)	10,800	183,924
Omega Healthcare Investors, Inc.	36,920	1,291,462

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Outfront Media, Inc.	27,700	$604,691
Parkway Properties, Inc.	42,100	658,023
Pebblebrook Hotel Trust	68,400	1,916,568
Prologis, Inc.	100,137	4,297,880
Public Storage	17,260	4,275,302
Rayonier, Inc.	45,066	1,000,465
Realty Income Corp.	9,800	505,974
Regency Centers Corp.	33,750	2,299,050
Senior Housing Properties Trust	22,100	327,964
Simon Property Group, Inc.	31,509	6,126,610
SL Green Realty Corp.(u)	30,043	3,394,259
Spirit Realty Capital, Inc.	231,900	2,323,638
Vornado Realty Trust	27,568	2,755,697
Welltower, Inc.	18,750	1,275,563
Westfield Corp. (Australia)	166,203	1,143,460
Weyerhaeuser Co.	30,300	908,394

		98,073,459

Real Estate Management & Development — 0.5%
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	21,950	692,083
CBRE Group, Inc. (Class A Stock)*	74,939	2,591,391
Cheung Kong Property Holdings Ltd. (Hong Kong)	176,500	1,141,776
China Overseas Land & Investment Ltd. (China)	884,000	3,077,525
China Vanke Co. Ltd. (China) (Class H Stock)	148,000	441,650
Daiwa House Industry Co. Ltd. (Japan)	75,800	2,178,974
Hang Lung Properties Ltd. (Hong Kong)	332,000	752,265
Mitsui Fudosan Co. Ltd. (Japan)	127,000	3,187,432

		14,063,096

Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada)(u)	7,644	975,374
CSX Corp.(u)	37,681	977,822
East Japan Railway Co. (Japan)	16,500	1,553,738
Norfolk Southern Corp.	4,162	352,064
Old Dominion Freight Line, Inc.*(a)	13,154	777,007
Union Pacific Corp.(u)	52,041	4,069,606
West Japan Railway Co. (Japan)	36,400	2,516,079

		11,221,690

Semiconductors & Semiconductor Equipment — 1.7%
Advanced Semiconductor Engineering, Inc. (Taiwan)	523,000	600,781
Analog Devices, Inc.	9,100	503,412
ARM Holdings PLC (United Kingdom)	103,898	1,583,626
ASML Holding NV (Netherlands)	24,432	2,170,831
Avago Technologies Ltd. (Singapore)(u)	81,456	11,823,340
Infineon Technologies AG (Germany)	133,411	1,944,971
KLA-Tencor Corp.(a)	16,153	1,120,211
Lam Research Corp.(u)	109,608	8,705,068
Marvell Technology Group Ltd. (Bermuda)(u)	77,694	685,261
Maxim Integrated Products, Inc.(u)	29,500	1,121,000
NXP Semiconductors NV (Netherlands)*(u)	53,438	4,502,151
SK Hynix, Inc. (South Korea)	22,095	570,779
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	147,985	3,366,659

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.(u)	80,854	$4,431,607
Tokyo Electron Ltd. (Japan)	21,100	1,278,340
Trina Solar Ltd. (China), ADR*	15,650	172,463
Win Semiconductors Corp. (Taiwan)	103,213	154,617
Xinyi Solar Holdings Ltd. (China)	356,000	144,327

		44,879,444

Software — 1.5%
Activision Blizzard, Inc.(u)	18,600	720,006
Adobe Systems, Inc.*(u)	47,639	4,475,208
Electronic Arts, Inc.*(u)	37,931	2,606,618
Guidewire Software, Inc.*	25,772	1,550,444
Intuit, Inc.(u)	2,058	198,597
Microsoft Corp.(u)	339,430	18,831,576
Mobileye NV (Israel)*	25,962	1,097,673
NCSoft Corp. (South Korea)	2,770	499,363
Oracle Corp.(u)	61,016	2,228,914
Rovi Corp.*(u)	28,801	479,825
SAP SE (Germany)	43,435	3,446,724
ServiceNow, Inc.*	16,442	1,423,220
Splunk, Inc.*	14,140	831,573
Symantec Corp.(u)	29,000	609,000
Workday, Inc. (Class A Stock)*	18,687	1,488,980

		40,487,721

Specialty Retail — 1.3%
AutoZone, Inc.*	1,630	1,209,313
Bed Bath & Beyond, Inc.*	25,400	1,225,550
Best Buy Co., Inc.(u)	76,768	2,337,586
Dixons Carphone PLC (United Kingdom)	214,379	1,577,643
Foot Locker, Inc.(u)	7,400	481,666
GameStop Corp. (Class A Stock)(a)	31,613	886,429
Gap, Inc. (The)	45,500	1,123,850
GOME Electrical Appliances Holding Ltd. (China)	976,000	161,788
Home Depot, Inc. (The)(u)	47,199	6,242,068
Kingfisher PLC (United Kingdom)	291,064	1,409,772
L Brands, Inc.(u)	2,058	197,198
Lowe’s Cos., Inc.(u)	123,961	9,425,995
Nebraska Book Holdings, Inc.*	1,680	1,890
Ross Stores, Inc.(u)	4,029	216,801
Staples, Inc.(u)	21,000	198,870
Steinhoff International Holdings NV (Netherlands)	129,503	672,728
Tiffany & Co.	23,108	1,762,909
TJX Cos., Inc. (The)	25,044	1,775,870
Ulta Salon Cosmetics & Fragrance, Inc.*	13,081	2,419,985

		33,327,911

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.(u)	163,995	17,262,114
Casetek Holdings Ltd. (Taiwan)	26,000	105,589
Catcher Technology Co. Ltd. (Taiwan)	56,000	466,839
Chicony Electronics Co. Ltd. (Taiwan)	124,044	271,331
Hewlett Packard Enterprise Co.(u)	177,242	2,694,078
HP, Inc.(u)	167,381	1,981,791
Nimble Storage, Inc.*(a)	4,390	40,388
Pegatron Corp. (Taiwan)	192,000	417,594
Samsung Electronics Co. Ltd. (South Korea)	1,742	1,857,986

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (South Korea), GDR, 144A	4,750	$2,524,625
Western Digital Corp.(u)	3,200	192,160

		27,814,495

Textiles, Apparel & Luxury Goods — 0.3%
Anta Sports Products Ltd. (China)	96,000	262,451
Belle International Holdings Ltd. (China)	556,000	416,003
Burberry Group PLC (United Kingdom)	69,380	1,220,681
Carter’s, Inc.(u)	4,600	409,538
Cie Financiere Richemont SA (Switzerland)	15,720	1,125,127
Coach, Inc.(u)	14,600	477,858
Columbia Sportswear Co.	5,678	276,859
Feng TAY Enterprise Co. Ltd. (Taiwan)	27,870	141,733
Hanesbrands, Inc.	26,100	768,123
Hermes International (France)	470	158,873
Kering (France)	4,518	772,469
LVMH Moet Hennessy Louis Vuitton SE (France)	7,977	1,252,956
Pou Chen Corp. (Taiwan)	209,000	272,730
Ralph Lauren Corp.	3,220	358,966
Taiwan Paiho Ltd. (Taiwan)	67,000	147,699
VF Corp.	6,321	393,482

		8,455,548

Thrifts & Mortgage Finance
Housing Development Finance Corp. Ltd. (India)	38,250	727,509

Tobacco — 0.7%
British American Tobacco PLC (United Kingdom)	128,391	7,130,113
Imperial Tobacco Group PLC (United Kingdom)	88,729	4,686,486
Japan Tobacco, Inc. (Japan)	101,600	3,730,120
KT&G Corp. (South Korea)	6,905	613,614
Philip Morris International, Inc.(u)	18,468	1,623,521
Reynolds American, Inc.(u)	27,900	1,287,585

		19,071,439

Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc.*	74,981	2,251,679
W.W. Grainger, Inc.	7,700	1,559,943
Watsco, Inc.	11,004	1,288,899
Wolseley PLC (Switzerland)	35,237	1,913,835

		7,014,356

Transportation Infrastructure
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	192,000	169,058
Shenzhen International Holdings Ltd. (China)	169,250	311,437
TAV Havalimanlari Holding A/S (Turkey)	33,730	210,255
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	226,000	270,035

		960,785

Water Utilities
Pennon Group PLC (United Kingdom)	68,783	872,617

Wireless Telecommunication Services — 0.5%
China Mobile Ltd. (China)	132,000	1,485,806

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
KDDI Corp. (Japan)	130,700	$3,394,304
Mobile Telesystems PJSC (Russia), ADR	39,880	246,458
NII Holdings, Inc.*	8,909	44,990
T-Mobile US, Inc.*(u)	65,138	2,548,199
Vodafone Group PLC (United Kingdom)	1,808,413	5,864,296

		13,584,053

TOTAL COMMON STOCKS (cost $1,186,036,280)		1,254,324,106

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Itau Unibanco Holding SA (Brazil), ADR (PRFC)	110,914	722,050

Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125%	3,000	76,080

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC)	27,603	3,080,566

Insurance
XLIT Ltd. (Ireland), Series D, 3.742%	350	279,213

Oil, Gas & Consumable Fuels
Surgutneftegas OAO (Russia) (PRFC)	694,260	420,229

TOTAL PREFERRED STOCKS (cost $4,099,375)		4,578,138

	Units
WARRANTS*
Oil, Gas & Consumable Fuels
Gener8 Maritime, Inc., expiring 05/17/17	230	35

Specialty Retail
Nebraska Book Holdings, Inc., Series A,expiring 06/29/19	1,980	—
Nebraska Book Holdings, Inc., Series B,expiring 06/29/19	4,243	—

		—

TOTAL WARRANTS (cost $1)		35

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.6%
Non-Residential Mortgage-Backed Securities — 0.1%
Carfinance Capital Auto Trust,
Series 2013-2A, Class A, 144A
1.750%	11/15/17	20	19,687
CPS Auto Receivables Trust,
Series 2011-C, Class A, 144A
4.210%	03/15/19	23	23,556
Series 2012-C, Class A, 144A
1.820%	12/16/19	135	134,244
Series 2012-D, Class A, 144A
1.480%	03/16/20	121	120,482
Series 2013-A, Class A, 144A
1.310%	06/15/20	262	259,557
Series 2013-C, Class A, 144A
1.640%	04/16/18	405	403,869

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Flagship Credit Auto Trust,
Series 2013-1, Class A, 144A
1.320%	04/16/18	97	$96,520
Series 2013-2, Class A, 144A
1.940%	01/15/19	367	366,192
Ford Credit Auto Owner Trust,
Series 2013-C, Class A3
0.820%	12/15/17	472	471,526
Hyundai Auto Receivables Trust,
Series 2013-A, Class A3
0.560%	07/17/17	142	141,537
Mercedes-Benz Auto Receivables Trust,
Series 2013-1, Class A3
0.780%	08/15/17	256	255,315
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-NC3, Class A1
0.562%(c)	09/25/36	199	135,416
Series 2006-NC3, Class A2B
0.572%(c)	09/25/36	344	169,336
Series 2007-NC2, Class A2B
0.562%(c)	01/25/37	79	53,789
Toyota Auto Receivables Owner Trust,
Series 2013-A, Class A3
0.550%	01/17/17	126	126,141

			2,777,167

Residential Mortgage-Backed Securities — 0.5%
ABFC Trust,
Series 2005-HE2, Class M3
1.202%(c)	06/25/35	110	101,171
Series 2006-OPT2, Class A2
0.562%(c)	10/25/36	353	289,896
Accredited Mortgage Loan Trust,
Series 2003-3, Class A1
5.210%	01/25/34	158	153,685
Series 2006-2, Class A3
0.572%(c)	09/25/36	78	76,690
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-FM1, Class A2B
0.512%(c)	07/25/36	362	131,851
Ameriquest Mortgage Securities Trust,
Series 2006-M3, Class A2B
0.522%(c)	10/25/36	158	61,886
Series 2006-M3, Class A2C
0.582%(c)	10/25/36	259	102,331
Series 2006-M3, Class A2D
0.662%(c)	10/25/36	96	38,485
Argent Securities Trust,
Series 2006-M2, Class A2D
0.662%(c)	09/25/36	197	77,198
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W4, Class A2D
0.802%(c)	02/25/36	98	66,065
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD1, Class A
1.322%(c)	12/25/33	209	195,888
Carrington Mortgage Loan Trust,
Series 2006-FRE2, Class A2
0.542%(c)	10/25/36	212	122,255

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2006-NC2, Class A3
0.572%(c)	06/25/36	230	$193,301
Centex Home Equity Loan Trust,
Series 2004-D, Class AF4
4.680%	06/25/32	172	174,681
Citigroup Mortgage Loan Trust,
Series 2007-AMC4, Class A2B
0.562%(c)	05/25/37	90	88,230
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-CF2, Class 1A2, 144A
5.150%	01/25/43	73	73,461
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB4, Class AV4
0.662%(c)	05/25/36	62	47,204
Series 2006-CB8, Class A1
0.562%(c)	10/25/36	232	177,885
CSAB Mortgage-Backed Trust,
Series 2006-2, Class A2
0.592%(c)	09/25/36	131	61,677
Ellington Loan Acquisition Trust,
Series 2007-1, Class A2B, 144A
1.322%(c)	05/28/37	48	47,506
Equity One Mortgage Pass-Through Trust,
Series 2003-2, Class M1
5.050%(c)	09/25/33	113	114,241
Fieldstone Mortgage Investment Trust,
Series 2006-2, Class 2A3
0.692%(c)	07/25/36	76	44,399
First Franklin Mortgage Loan Trust,
Series 2004-FF10, Class M1
1.697%(c)	07/25/34	197	182,629
Series 2006-FF13, Class A2D
0.662%(c)	10/25/36	237	158,452
Series 2006-FF16, Class 2A3
0.562%(c)	12/25/36	205	127,428
Fremont Home Loan Trust,
Series 2006-B, Class 2A3
0.582%(c)	08/25/36	336	136,673
Series 2006-B, Class 2A4
0.662%(c)	08/25/36	147	60,905
Series 2006-C, Class 2A2
0.572%(c)	10/25/36	190	97,566
GMAT Trust,
Series 2013-1A, Class A, 144A
3.967%	11/25/43	228	230,645
GSAA Home Equity Trust,
Series 2007-5, Class 1AV1
0.522%(c)	03/25/47	106	56,366
Series 2007-5, Class 2A1A
0.542%(c)	04/25/47	88	71,698
GSAMP Trust,
Series 2006-FM1, Class A1
0.582%(c)	04/25/36	270	196,052
Series 2006-FM2, Class A2C
0.572%(c)	09/25/36	68	31,778
Series 2006-FM2, Class A2D
0.662%(c)	09/25/36	110	53,395
Series 2006-HE3, Class A2C
0.582%(c)	05/25/46	323	289,083

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2007-HE1, Class A2C
0.572%(c)	03/25/47	400	$336,316
Series 2007-NC1, Class A2C
0.572%(c)	12/25/46	121	66,169
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2006-C, Class 2A
0.552%(c)	08/25/36	222	177,547
Series 2006-D, Class 1A
0.562%(c)	11/25/36	271	214,719
Series 2006-D, Class 2A3
0.582%(c)	11/25/36	150	97,468
Series 2006-E, Class 2A3
0.592%(c)	04/25/37	251	156,165
Series 2007-B, Class 2A3
0.622%(c)	07/25/37	286	179,158
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 2A2
0.532%(c)	12/25/36	146	61,010
IXIS Real Estate Capital Trust,
Series 2005-HE2, Class M4
1.352%(c)	09/25/35	38	35,605
MASTR Asset Backed Securities Trust,
Series 2006-NC3, Class A1
0.552%(c)	10/25/36	197	111,508
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A2
0.532%(c)	11/25/36	104	47,936
Series 2006-HE4, Class A3
0.572%(c)	11/25/36	133	61,706
Series 2006-WMC2, Class A4
0.572%(c)	04/25/36	295	123,246
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class M3
0.732%(c)	08/25/36	150	136,447
Series 2007-HE3, Class A1
0.492%(c)	04/25/47	105	58,960
Mid-State Capital Corp. Trust,
Series 2006-1, Class A, 144A
5.787%	10/15/40	686	734,957
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 1AV1
0.597%(c)	06/25/37	199	177,412
Navitas Equipment Receivables LLC,
Series 2013-1, Class A, 144A
1.950%	11/15/16	60	60,159
New Century Home Equity Loan Trust,
Series 2005-C, Class A2D
0.762%(c)	12/25/35	260	222,654
Series 2006-1, Class A2B
0.602%(c)	05/25/36	145	107,660
Series 2006-2, Class A2B
0.582%(c)	08/25/36	227	181,585
Newcastle Mortgage Securities Trust,
Series 2007-1, Class 1A1
0.612%(c)	04/25/37	211	173,467
Nomura Home Equity Loan, Inc./Home Equity Loan Trust,
Series 2005-FM1, Class M2
0.912%(c)	05/25/35	174	165,232

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
NovaStar Mortgage Funding Trust,
Series 2006-4, Class A2C
0.572%(c)	09/25/36	145	$75,881
Series 2006-4, Class A2D
0.672%(c)	09/25/36	87	46,075
Series 2007-1, Class A1A
0.552%(c)	03/25/37	352	228,065
Series 2007-1, Class A2C
0.602%(c)	03/25/37	495	257,636
Option One Mortgage Loan Trust,
Series 2005-5, Class M1
0.812%(c)	12/25/35	240	210,461
Park Place Securities, Inc.,
Series 2004-MCW1, Class M1
1.359%(c)	10/25/34	141	140,482
Series 2004-WHQ2, Class M2
1.367%(c)	02/25/35	112	111,315
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC2, Class M4
1.032%(c)	07/25/35	250	230,469
Series 2005-EFC6, Class M1
0.832%(c)	11/25/35	393	387,720
Series 2006-NC1, Class A2
0.612%(c)	01/25/36	60	59,838
Residential Asset Securities Corp.,
Series 2004-KS5, Class AI5
5.110%(c)	06/25/34	275	277,535
Series 2006-KS1, Class A4
0.722%(c)	02/25/36	320	316,535
Saxon Asset Securities Trust,
Series 2006-2, Class A3C
0.572%(c)	09/25/36	142	132,026
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A2B
0.602%(c)	02/25/36	151	91,996
Soundview Home Loan Trust,
Series 2007-OPT1, Class 2A4
0.702%(c)	06/25/37	237	146,543
Structured Asset Investment Loan Trust,
Series 2003-BC5, Class M1
1.547%(c)	06/25/33	332	324,585
Series 2005-HE3, Class M1
0.902%(c)	09/25/35	80	70,752
Series 2006-3, Class A5
0.572%(c)	06/25/36	233	199,650
Series 2006-4, Class A1
0.594%(c)	07/25/36	299	180,751
Series 2006-BNC2, Class A5
0.582%(c)	05/25/36	66	54,386
Structured Asset Securities Corp.,
Series 2002-AL1, Class A2
3.450%	02/25/32	117	116,709
WaMu Asset-Backed Certificates Trust,
Series 2007-HE4, Class 1A
0.592%(c)	07/25/47	393	253,735
Washingtonn Mutual Asset-Backed Certificates,
Series 2007-HE2, Class 2A4
0.782%(c)	04/25/37	342	158,215

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Westgate Resorts LLC,
Series 2014-1A, Class A, 144A
2.150%	12/20/26	2,141	$2,103,215

			13,994,317

TOTAL ASSET-BACKED SECURITIES (cost $16,780,519)			16,771,484

BANK LOANS(c) — 0.3%
Auto Components
Fram Group Holdings, Inc.,
Term Loan (First Lien)
7.000%	07/29/17	14	10,219
7.000%	08/01/17	27	20,040

			30,259

Automobiles
Chrysler Group LLC,
Term Loan B
3.500%	05/24/17	606	603,346

Building Products
Continental Building Products LLC,
Term Loan (First Lien)
4.000%	08/15/20	76	74,111
Quikrete Holdings, Inc.,
Initial Loan (First Lien)
4.000%	09/28/20	95	93,324

			167,435

Chemicals
OCI Beaumont LLC,
Term Loan B-3
6.500%	08/20/19	19	18,599
Univar, Inc.,
Term Loan
4.250%	07/01/22	39	37,618

			56,217

Commercial Services & Supplies
Freedom Group, Inc.,
Term Loan B
5.500%	04/19/19	169	130,107
Harland Clarke Holdings Corp.,
Tranche Term Loan B-2
5.857%	06/30/17	144	139,289
Intelligrated, Inc.,
Term Loan (First Lien)
4.500%	07/30/18	141	137,014

			406,410

Communications Equipment
Avaya, Inc.,
Term Loan B-7
6.250%	05/29/20	316	307,665

Containers & Packaging
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan
4.500%	12/01/18	85	84,031

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Containers & Packaging (continued)
Southern Graphic Systems, Inc.,
Term Loan
4.250%	10/17/19	23	$22,662

			106,693

Diversified Financial Services
National Financial Partners Corp.,
2014 Specified Refinancing Term Loan
4.500%	07/01/20	65	61,835

Diversified Telecommunication Services
Altice Financing SA,
Term Loan
5.500%	07/15/19	39	38,796
Cincinnati Bell, Inc.,
Tranche Term Loan B
4.000%	08/09/20	64	61,181

			99,977

Electric Utilities
Energy Future Intermediate Holdings Co. LLC,
Term Loan
4.250%	06/12/16	20	19,599
Texas Competitive Electric Holdings Co. LLC,
2017 Term Loan (Extending)
4.726%	10/10/17	428	132,099
Term Loan (Extending)
4.726%	10/10/17	160	46,800

			198,498

Energy Equipment & Services
Gardner Denver, Inc.,
Initial Dollar Term Loan
4.250%	07/30/20	32	28,958
Veresen Midstream LP,
Tranche Term Loan B-1
5.250%	03/31/22	25	24,440

			53,398

Food & Staples Retailing
Albertsons Holdings LLC,
Term Loan
5.500%	12/16/22	172	170,376
Rite Aid Corp.,
Tranche Term Loan 1 (Second Lien)
5.750%	08/21/20	30	30,015
Tranche Term Loan 2 (Second Lien)
4.875%	06/21/21	142	141,180
SUPERVALU, Inc.,
New Term Loan
4.500%	03/21/19	213	209,731

			551,302

Food Products — 0.1%
Dole Food Co., Inc.,
Tranche Term Loan B
4.500%	11/01/18	92	91,646
Pinnacle Foods Finance LLC,
Tranche Term Loan G
3.000%	04/29/20	630	619,016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food Products (continued)
			$710,662

Health Care Equipment & Supplies — 0.1%
CHG Healthcare Services, Inc.,
Term Loan (First Lien)
4.250%	11/19/19	454	444,879
Sage Products, Inc.,
Replacement Term Loan (First Lien)
4.250%	11/20/19	278	273,753

			718,632

Health Care Providers & Services
CHS/Community Health Systems, Inc.,
2021 Incremental Term Loan H
4.000%	01/27/21	32	31,513
InVentiv Health, Inc.,
Term Loan B-4
7.750%	05/15/18	225	223,594
MPH Acquisition Holdings LLC,
Initial Term Loan
3.750%	03/31/21	177	171,529
National Mentor Holdings, Inc.,
Tranche Term Loan B
4.250%	01/31/21	69	67,274
Ortho-Clinical Diagnostics Holdings Luxembourg Sarl,
Initial Term Loan
4.750%	06/30/21	99	83,527

			577,437

Hotels, Restaurants & Leisure
ROC Finance LLC,
Funded Term Loan B
5.000%	05/22/19	76	70,275

Household Products
Sun Products Corp. (The),
Tranche Term Loan B
5.500%	03/18/20	328	305,860

Industrial Conglomerates
Rexnord LLC/RBS Global, Inc.,
Term Loan B
4.000%	08/21/20	98	94,513

Insurance
Alliant Holdings I LLC,
Initial Term Loan
4.500%	08/01/22	134	131,219
USI, Inc.,
Initial Term Loan
4.250%	12/27/19	153	147,316

			278,535

Internet Software & Services
GO Daddy Operating Co. LLC,
Initial Term Loan
4.250%	05/01/21	76	75,435

Machinery
Zebra Technologies Corp.,
Initial Term Loan
4.750%	10/27/21	74	74,000

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media — 0.1%
CSC Holdings LLC,
Term Loan
5.000%	10/09/22		80	$79,771
Entercom Radio LLC,
Term Loan B-2
4.000%	11/23/18		97	96,331
iHeartCommunications, Inc.,
Tranche Term Loan D
7.174%	01/30/19		314	219,002
Tranche Term Loan E
7.924%	07/30/19		250	174,096
Univision Communications, Inc.,
Replacement Loan (First-Lien Term)
4.000%	03/01/20		536	523,338
Vertis, Inc.,
Term Loan(i)
— %(p)	12/21/15	(d)	354	—

				1,092,538

Multiline Retail
J.C. Penney Co.,
Term Loan
6.000%	05/21/18		488	478,055
Sears Roebuck Acceptance Corp.,
Term Loan (2015)
5.500%	06/30/18		128	119,258

				597,313

Oil, Gas & Consumable Fuels
Alon USA Partners LP,
Tranche Term Loan B
9.250%	11/13/18		27	26,675
CITGO Holding, Inc.,
Term Loan
9.500%	05/12/18		205	197,957
Exco Resources, Inc.,
Term Loan
12.500%	10/19/20		70	32,643
Fieldwood Energy LLC,
Closing Date Loan (Second Lien)
8.375%	09/25/20		150	22,500
Kinetic Concepts, Inc.,
Dollar Term Loan E-1
4.500%	05/04/18		97	93,221
MEG Energy Corp.,
Incremental Term Loan
3.750%	03/31/20		28	24,229
NFR Energy,
Term Loan (Second Lien)
12.000%	12/31/18		117	1,983
Shelf Drilling,
Term Loan
10.000%	10/01/18		50	25,000

				424,208

Pharmaceuticals
Valeant Pharmaceuticals International,
Tranche Term Loan B (Series F-1)
4.000%	03/16/22		174	167,102

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Semiconductors & Semiconductor Equipment
Avago Technologies Ltd.,
Term Loan
3.750%	05/06/21	34	$34,298
Axalta Coating Systems Dutch Holding BBV,
Refinanced Term Loan B
3.750%	02/01/20	92	90,850

			125,148

Software
Emdeon Business Services LLC,
Term Loan B-2
3.750%	11/02/18	296	289,812
First Data Corp.,
2018 Second New Term Loan B
3.918%	09/24/18	82	81,024
Syniverse Holdings, Inc.,
Initial Term Loan
4.000%	04/30/19	60	43,437

			414,273

Specialty Retail
PetSmart, Inc.,
Tranche Term Loan B-1
4.250%	03/11/22	85	82,968

Technology Hardware, Storage & Peripherals
Dell International LLC,
Term Loan B-2
4.000%	04/29/20	34	33,773

Transportation Infrastructure
Floatel Delaware LLC/Floatel International Ltd.,
Initial Term Loan
6.000%	06/07/20	32	14,069

TOTAL BANK LOANS (cost $9,923,445)			8,499,776

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
A10 Securitization LLC,
Series 2013-1, Class A, 144A
2.400%	11/15/25	200	200,076
A10 Term Asset Financing LLC,
Series 2013-2, Class A, 144A
2.620%	11/15/27	1,135	1,137,471
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY, Class F, 144A
3.831%(c)	09/15/26	160	159,112
Banc of America Commercial Mortgage Trust,
Series 2006-3, Class A4
5.889%(c)	07/10/44	972	976,634
Series 2006-5, Class A4
5.414%	09/10/47	1,055	1,067,207
Series 2006-5, Class AM
5.448%	09/10/47	490	499,158
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class AM
4.727%	07/10/43	120	119,528
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	2,025	2,002,324

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW16, Class AM
5.722%(c)	06/11/40	905	$942,049
COBALT Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.223%	08/15/48	629	638,687
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.826%(c)	07/10/38	1,685	1,703,554
Series 2014-KYO, Class A, 144A
1.201%(c)	06/11/27	790	780,833
Series 2015-CR23, Class CMD, 144A
3.685%(c)	05/10/48	230	212,998
Credit Suisse Commercial Mortgage Trust,
Series 2006-C2, Class A3
5.659%(c)	03/15/39	70	69,758
Fannie Mae-Aces,
Series 2011-M2, Class A2
3.645%	04/25/21	1,239	1,316,498
Series 2011-M4, Class A2
3.726%	06/25/21	1,430	1,523,805
Series 2012-M8, Class ASQ3
1.801%	12/25/19	1,515	1,519,442
Series 2013-M7, Class A2
2.280%	12/27/22	1,465	1,441,203
Series 2013-M13, Class A2
2.540%(c)	04/25/23	1,837	1,829,750
Series 2014-M3, Class A2
3.476%(c)	01/25/24	2,290	2,384,526
Series 2014-M9, Class A2
3.103%(c)	07/25/24	2,800	2,844,871
Series 2015-M2, Class A3
3.160%(c)	12/25/24	3,891	3,995,116
Series 2015-M4, Class AV2
2.509%	07/25/22	2,550	2,547,726
Series 2015-M5, Class A1
2.869%(c)	03/25/25	3,980	4,001,465
Series 2015-M10, Class A2
3.095%(c)	04/25/27	1,579	1,602,754
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 144A
5.308%(c)	08/10/44	1,755	1,757,681
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48	1,960	1,967,329
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB16, Class A4
5.552%	05/12/45	827	836,247
Series 2006-LDP6, Class AM
5.525%(c)	04/15/43	825	828,631
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.820%(c)	06/15/38	433	437,259
Series 2006-C6, Class A4
5.372%	09/15/39	519	526,726
Series 2007-C1, Class AM
5.455%	02/15/40	1,460	1,504,607
Series 2007-C7, Class A3

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
5.866%(c)	09/15/45		744	$780,671
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A4
5.666%(c)	05/12/39		356	356,074
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class AM
5.370%	12/15/43		1,310	1,334,848
Series 2006-IQ12, Class AMFX
5.370%	12/15/43		1,255	1,287,286
Series 2007-HQ11, Class X, IO, 144A
0.380%(c)	02/12/44		39,625	73,955
Morgan Stanley Reremic Trust,
Series 2012-IO, Class AXA, 144A
1.000%	03/27/51		492	486,177
NorthStar Mortgage Trust (Cayman Islands),
Series 2013-1A, Class A, 144A
2.272%(c)	08/25/29		575	575,619
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.534%(c)	05/10/45		1,560	1,575,875
Series 2012-C1, Class XA, IO, 144A
2.364%(c)	05/10/45		4,554	457,920
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63		647	662,344
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		1,049	1,033,308
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3
5.765%(c)	07/15/45		709	708,591
Wells Fargo Resecuritization Trust,
Series 2012-IO, Class A, 144A
1.750%	08/20/21		103	102,596
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.179%(c)	03/15/45		1,125	1,039,072

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $54,727,181)				53,849,361

CONVERTIBLE BONDS
Real Estate
British Land Jersey Ltd. (United Kingdom),
Gtd. Notes
1.500%	09/10/17	GBP	600	1,035,514

Retail
Real Mex Restaurants, Inc.,
Notes
0.028%(s)	01/01/40		103	—

Telecommunications
Clearwire Communications LLC/Clearwire Finance, Inc.,
Gtd. Notes, 144A
8.250%	12/01/40		77	76,807

TOTAL CONVERTIBLE BONDS (cost $1,269,809)				1,112,321

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 18.4%
Advertising
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.625%	02/15/24		25	$25,687

Aerospace & Defense — 0.1%
Aerojet Rocketdyne Holdings, Inc.,
Sec’d. Notes
7.125%	03/15/21		44	45,760
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
6.375%	06/01/19		70	78,339
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24		540	719,931
Harris Corp.,
Sr. Unsec’d. Notes
5.054%	04/27/45		445	435,729
KLX, Inc.,
Gtd. Notes, 144A
5.875%	12/01/22		100	95,000
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21		365	373,918
3.550%	01/15/26		220	220,774
3.800%	03/01/45		295	261,479
4.700%	05/15/46		277	283,751
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.850%	04/15/45		429	385,494
Orbital ATK, Inc.,
Gtd. Notes
5.250%	10/01/21		41	41,205
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22		10	9,775
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21		92	74,117
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22		64	65,136
4.150%	05/15/45		545	520,733
4.500%	06/01/42		171	172,203

				3,783,344

Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
2.625%	01/14/20		415	415,771
2.850%	08/09/22		1,908	1,860,073
4.000%	01/31/24	(a)	305	315,975
4.250%	08/09/42		340	311,963
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.250%	06/07/22		310	310,507
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.500%	06/15/19		230	266,197

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Agriculture (continued)
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
3.300%	03/01/22		250	$251,503
6.000%	11/27/17		190	203,972
Imperial Tobacco Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.750%	07/21/22		790	793,162
4.250%	07/21/25		645	654,523
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.125%	03/04/43		620	586,058
Reynolds American, Inc.,
Gtd. Notes
4.000%	06/12/22	(a)	1,075	1,117,551
5.850%	08/15/45	(a)	725	806,011

				7,893,266

Airlines — 0.2%
Air Canada 2013-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
4.125%	11/15/26		112	112,032
Air Canada 2015-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.600%	09/15/28		475	459,563
Allegiant Travel Co.,
Gtd. Notes
5.500%	07/15/19		88	89,100
American Airlines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.250%	07/31/22		44	46,121
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		302	304,662
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		702	740,688
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Pass-Through Certificates
7.875%	01/02/20		373	388,321
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		150	165,836
Continental Airlines 2012-2 Class A Pass-Through Certificates,
Pass-Through Certificates
4.000%	04/29/26		76	78,149
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		494	568,934
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20		73	76,432
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20		37	38,719
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	11/07/21		53	56,118

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Airlines (continued)
Northwest Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.027%	05/01/21	517	$576,485
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	64	66,016
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27	520	524,057
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	05/15/23	9	9,357

			4,300,590

Auto Manufacturers — 0.5%
American Honda Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.600%	02/16/18	200	198,482
2.600%	09/20/16	328	331,982
Sr. Unsec’d. Notes, MTN
2.250%	08/15/19	67	67,165
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.250%	09/03/19	1,365	1,344,408
2.375%	08/01/18	227	227,342
2.625%	09/15/16	195	196,687
2.950%	01/11/17	400	404,781
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.594%(c)	05/09/16	200	200,272
3.000%	06/12/17	200	201,944
3.200%	01/15/21	675	670,435
3.664%	09/08/24	1,150	1,118,273
3.984%	06/15/16	353	356,919
4.134%	08/04/25	1,500	1,494,623
4.207%	04/15/16	327	329,618
4.250%	02/03/17	1,195	1,220,942
General Motors Co.,
Sr. Unsec’d. Notes
5.200%	04/01/45	385	361,025
6.250%	10/02/43	130	137,350
General Motors Financial Co., Inc.,
Gtd. Notes
2.750%	05/15/16	585	586,711
3.100%	01/15/19	980	978,576
3.375%	05/15/18	205	206,026
4.000%	01/15/25	820	777,981
J.B. Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	04/01/22	60	62,700
Nissan Motor Acceptance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.800%	03/15/18	364	362,295
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	03/15/17	99	99,196

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.000%	09/15/16	(a)	1,945	$1,960,698

				13,896,431

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.625%	10/15/22	(a)	10	10,475
Dana Holding Corp.,
Sr. Unsec’d. Notes
5.375%	09/15/21		10	9,925
6.000%	09/15/23		248	248,620
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.750%	08/15/20		500	593,750
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/21		165	169,606
5.000%	03/30/20		150	160,473
MPG Holdco I, Inc.,
Gtd. Notes
7.375%	10/15/22	(a)	23	23,230
Tenneco, Inc.,
Gtd. Notes
5.375%	12/15/24		14	14,210
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.750%	04/29/25		150	142,875

				1,373,164

Banks — 4.2%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.450%	06/04/20		1,360	1,348,320
2.500%	10/30/18		200	201,273
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17		340	364,188
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
2.400%	11/23/16		317	320,485
Sr. Unsec’d. Notes, 144A
3.250%	03/01/16		120	120,489
4.875%	01/12/21		160	176,099
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49	(a)	1,030	981,075
6.100%(c)	12/29/49	(a)	84	85,155
8.000%(c)	07/29/49		986	1,003,255
8.125%(c)	12/29/49		204	207,570
Sr. Unsec’d. Notes
2.600%	01/15/19		930	933,031
3.875%	03/22/17		1,245	1,272,221
5.625%	10/14/16		620	639,627
5.625%	07/01/20		630	699,784
6.500%	08/01/16		267	274,787
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23		1,025	1,008,933

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
3.875%	08/01/25		1,065	$1,081,111
5.000%	05/13/21		75	81,941
5.000%	01/21/44		330	344,418
5.650%	05/01/18		70	75,272
6.400%	08/28/17		1,555	1,665,713
Sub. Notes
3.950%	04/21/25		980	954,294
Sub. Notes, MTN
4.250%	10/22/26		775	767,121
Bank of America NA,
Sr. Unsec’d. Notes
2.050%	12/07/18	(a)	1,005	1,002,106
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.400%	09/11/17		341	340,864
2.375%	01/25/19		1,265	1,275,646
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.950%(c)	12/29/49	(a)	1,200	1,176,000
Sr. Unsec’d. Notes
5.450%	05/15/19		300	331,140
Sr. Unsec’d. Notes, MTN
2.100%	01/15/19		109	109,507
2.200%	03/04/19		110	110,333
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.450%	04/25/18		200	198,438
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.350%	02/23/17		226	227,578
2.700%	09/09/18		300	303,229
4.100%	09/09/23		200	210,306
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A
2.750%	10/15/20	(a)	1,015	1,019,034
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
2.500%	02/20/19		960	962,173
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
3.950%	04/29/16		515	520,240
Sub. Notes
5.250%	11/01/19		80	87,456
BPCE SA (France),
Sub. Notes, 144A
5.700%	10/22/23		425	446,227
Branch Banking & Trust Co.,
Sub. Notes
0.678%(c)	05/23/17		522	519,496
3.625%	09/16/25		1,365	1,377,838
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.500%	06/15/23		600	596,333
4.750%	07/15/21		265	287,037
Capital One NA,
Sr. Unsec’d. Notes
2.400%	09/05/19		1,370	1,355,464

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
CIT Group, Inc.,
Sr. Unsec’d. Notes
3.875%	02/19/19		8	$7,960
5.000%	05/15/17		48	49,440
5.250%	03/15/18		757	781,603
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	(a)	250	261,250
6.625%	04/01/18		45	47,475
Citigroup, Inc.,
Jr. Sub. Notes
5.875%(c)	12/29/49		125	124,063
5.950%(c)	12/29/49		1,065	1,025,062
6.125%(c)	12/29/49	(a)	370	377,400
6.300%(c)	12/29/49		817	796,575
Sr. Unsec’d. Notes
2.500%	09/26/18	(a)	1,155	1,165,031
3.875%	10/25/23		435	449,538
4.950%	11/07/43		740	777,571
Sub. Notes
4.300%	11/20/26		680	676,644
4.400%	06/10/25		830	838,307
4.450%	09/29/27		140	139,073
Commonwealth Bank of Australia (Australia),
Covered Bonds, 144A
2.250%	03/16/17		250	252,590
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Bank Gtd. Notes
5.250%	08/04/45		540	565,861
Gtd. Notes
3.375%	01/19/17		45	46,001
Credit Agricole SA (France),
Sub. Notes, 144A
8.125%(c)	09/19/33	(a)	600	661,277
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	(a)	350	352,752
Sub. Notes, 144A
6.500%	08/08/23		445	479,487
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.500%(c)	12/29/49		700	734,882
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A
3.125%	12/10/20	(a)	890	885,958
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
2.750%	09/17/20		615	618,338
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.875%	02/13/18		90	89,235
2.950%	08/20/20		350	350,517
6.000%	09/01/17		210	222,428
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		2,260	2,244,720
3.200%	08/09/21		1,185	1,176,895
4.250%	03/13/26		295	296,984

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38		100	$139,243
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/29/49	(a)	852	846,675
5.700%(c)	12/29/49	(a)	910	904,313
Sr. Unsec’d. Notes
2.375%	01/22/18		190	191,642
2.550%	10/23/19		1,400	1,399,453
2.625%	01/31/19		1,135	1,143,115
2.750%	09/15/20	(a)	625	624,589
2.900%	07/19/18	(a)	1,195	1,218,357
3.500%	01/23/25	(a)	770	756,766
4.000%	03/03/24		375	384,893
4.750%	10/21/45		450	447,020
5.250%	07/27/21		173	191,272
5.750%	01/24/22		340	386,655
5.950%	01/18/18		100	107,698
6.150%	04/01/18		230	249,761
Sr. Unsec’d. Notes, MTN
5.375%	03/15/20		370	406,461
7.500%	02/15/19		1,960	2,242,752
Sub. Notes
4.250%	10/21/25		310	307,631
5.150%	05/22/45	(a)	620	602,259
6.450%	05/01/36		605	683,924
HSBC Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.500%	05/15/18		200	197,802
4.125%	08/12/20		2,652	2,824,051
4.750%	01/19/21		300	330,453
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	03/30/22		1,129	1,185,187
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18		200	199,009
2.375%	11/13/19		775	771,751
2.750%	08/07/20		995	995,099
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.200%	11/06/18		415	413,853
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.750%	03/07/17		328	336,034
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
5.250%	01/12/24		950	1,016,771
KeyBank NA,
Sub. Notes
5.700%	11/01/17		205	217,784
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21	(a)	100	109,295
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.700%	08/17/20		800	805,653

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
7.500%(c)	04/30/49		670	$713,550
Sub. Notes
4.500%	11/04/24	(a)	395	400,975
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
5.000%	02/22/17		696	719,841
Manufacturers & Traders Trust Co.,
Sub. Notes
6.625%	12/04/17		250	271,684
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A
2.700%	10/20/20		1,190	1,188,923
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49		475	463,719
5.550%(c)	12/29/49	(a)	1,000	1,000,000
Sr. Unsec’d. Notes
3.750%	02/25/23		688	704,695
3.875%	04/29/24	(a)	480	489,302
4.300%	01/27/45	(a)	595	567,694
4.750%	03/22/17		650	673,282
5.750%	01/25/21		115	129,116
Sr. Unsec’d. Notes, MTN
2.375%	07/23/19		695	692,671
3.700%	10/23/24		195	195,938
4.000%	07/23/25	(a)	700	720,842
5.550%	04/27/17		1,300	1,364,013
6.625%	04/01/18		1,385	1,518,694
7.300%	05/13/19		950	1,091,274
Sub. Notes
3.950%	04/23/27		695	674,552
5.000%	11/24/25		280	297,233
Sub. Notes, MTN
4.350%	09/08/26		220	220,719
MUFG Union Bank NA,
Sr. Unsec’d. Notes
2.625%	09/26/18		1,225	1,236,759
National Australia Bank Ltd. (Australia),
Covered Bonds, 144A
2.000%	06/20/17	(a)	330	332,769
Sr. Unsec’d. Notes, 144A
3.000%	07/27/16		600	606,420
National City Corp.,
Sub. Notes
6.875%	05/15/19		100	112,972
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17		350	356,905
Sub. Notes, 144A
4.250%	09/21/22		237	242,776
PNC Bank NA,
Sub. Notes
6.875%	04/01/18		253	277,253
PNC Financial Services Group, Inc. (The),
Jr. Sub. Notes
4.850%(c)	05/29/49		605	567,266
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
2.854%	11/09/22		340	$335,659
PNC Funding Corp.,
Gtd. Notes
5.125%	02/08/20		300	329,912
6.700%	06/10/19		160	182,878
Royal Bank of Canada (Canada),
Covered Bonds
1.200%	09/19/17	(a)	563	560,339
2.000%	10/01/18		397	397,847
Sr. Unsec’d. Notes
1.200%	01/23/17		150	149,954
2.000%	12/10/18		1,290	1,288,901
Sr. Unsec’d. Notes, MTN
2.300%	07/20/16		145	145,933
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
6.000%	12/19/23		133	143,243
6.100%	06/10/23		95	102,072
6.125%	12/15/22		265	288,505
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, RegS
9.500%(c)	03/16/22		145	156,706
Santander UK Group Holdings PLC (United Kingdom),
Sub. Notes, 144A
5.625%	09/15/45		445	444,555
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.750%	03/19/18		2,286	2,273,909
2.625%	11/17/20		775	772,552
Societe Generale SA (France),
Sub. Notes, 144A
5.625%	11/24/45		250	239,525
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.875%	10/02/19		530	522,592
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
5.200%	01/26/24	(a)	350	359,848
State Street Corp.,
Jr. Sub. Notes
5.250%(c)	12/29/49		830	831,037
Sr. Sub. Notes
3.100%	05/15/23		108	106,726
Sr. Unsec’d. Notes
2.550%	08/18/20		140	141,743
3.700%	11/20/23		423	440,141
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.500%	01/20/17		250	254,315
Svenska Handelsbanken AB (Sweden),
Gtd. Notes
3.125%	07/12/16		250	252,809
Gtd. Notes, MTN
2.400%	10/01/20	(a)	1,510	1,498,784
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.750%	03/12/18	(a)	1,235	1,227,974
2.125%	09/29/17		1,965	1,974,141

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.750%	07/23/18		287	$286,577
2.500%	12/14/20		835	834,661
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
1.650%	05/15/17		211	211,638
3.000%	03/15/22		133	135,722
4.125%	05/24/21		133	143,475
UBS AG (Switzerland),
Sr. Unsec’d. Notes, MTN
1.800%	03/26/18	(a)	1,250	1,247,907
2.375%	08/14/19	(a)	1,985	1,982,678
US Bancorp,
Jr. Sub. Notes
5.125%(c)	12/29/49		405	406,903
Wachovia Corp.,
Gtd. Notes, MTN
5.750%	02/01/18		1,400	1,512,126
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.550%	12/07/20		485	482,616
3.500%	03/08/22	(a)	1,000	1,030,350
3.550%	09/29/25	(a)	1,125	1,135,119
Sub. Notes
5.375%	11/02/43		775	829,443
Sub. Notes, MTN
4.300%	07/22/27		1,010	1,031,749
4.650%	11/04/44		400	389,151
4.900%	11/17/45		285	287,542
Wells Fargo Bank NA,
Sub. Notes
6.000%	11/15/17		600	647,116
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
2.450%	11/28/16		200	202,428
Sr. Unsec’d. Notes
2.600%	11/23/20		475	476,854
4.875%	11/19/19		200	217,854

				112,941,091

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.625%	01/17/23		535	513,427
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
2.500%	07/15/22	(a)	1,085	1,043,861
8.000%	11/15/39		160	222,847
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.875%	10/27/20		620	613,650
Constellation Brands, Inc.,
Gtd. Notes
3.750%	05/01/21		33	33,083
4.250%	05/01/23		66	66,000
4.750%	11/15/24		17	17,340

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Beverages (continued)
Diageo Capital PLC (United Kingdom),
Gtd. Notes
1.500%	05/11/17		113	$112,941
5.750%	10/23/17		180	193,255
DS Services of America, Inc.,
Sec’d. Notes, 144A
10.000%	09/01/21		43	48,805
Heineken NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.400%	10/01/17		110	109,568
3.400%	04/01/22		250	253,553
PepsiCo, Inc.,
Sr. Unsec’d. Notes
1.250%	08/13/17		180	180,052
3.000%	08/25/21		94	96,869
4.600%	07/17/45		705	745,989
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
3.750%	01/15/22		300	308,545

				4,559,785

Biotechnology — 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/22	(a)	405	416,022
3.625%	05/22/24		545	544,797
3.875%	11/15/21		300	312,563
4.400%	05/01/45		545	504,954
6.375%	06/01/37		200	232,910
6.400%	02/01/39		61	72,358
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22		580	586,424
5.200%	09/15/45		450	450,170
Celgene Corp.,
Sr. Unsec’d. Notes
1.900%	08/15/17		195	195,728
2.875%	08/15/20		240	238,191
3.250%	08/15/22		85	84,326
3.550%	08/15/22	(a)	280	282,722
3.875%	08/15/25		615	612,509
Concordia Healthcare Corp. (Canada),
Gtd. Notes, 144A
7.000%	04/15/23		315	273,263
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.650%	03/01/26	(a)	535	539,536
3.700%	04/01/24		1,040	1,065,292
4.500%	02/01/45		290	283,668
4.600%	09/01/35		105	106,767
4.750%	03/01/46		275	278,307
4.800%	04/01/44		180	180,709

				7,261,216

Building Materials
Cemex Espana SA (Mexico),
Sr. Sec’d. Notes, 144A
9.875%	04/30/19		150	158,625

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Building Materials (continued)
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		275	$289,437
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.125%	05/05/25	(a)	200	171,000
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22		21	20,029
Masonite International Corp.,
Gtd. Notes, 144A
5.625%	03/15/23		55	56,787
NCI Building Systems, Inc.,
Gtd. Notes, 144A
8.250%	01/15/23		50	52,500
NWH Escrow Corp.,
Sr. Sec’d. Notes, 144A
7.500%	08/01/21		100	80,000
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19		80	70,800
US Concrete, Inc.,
Sr. Sec’d. Notes
8.500%	12/01/18	(a)	40	41,400
USG Corp.,
Gtd. Notes, 144A
5.500%	03/01/25		24	24,360
7.875%	03/30/20		2	2,095
Sr. Unsec’d. Notes
6.300%	11/15/16		30	30,993

				998,026

Chemicals — 0.2%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35	(a)	450	382,792
Ashland, Inc.,
Gtd. Notes
4.750%	08/15/22		350	340,375
Basell Finance Co. BV (Netherlands),
Gtd. Notes, 144A
8.100%	03/15/27		134	167,075
Blue Cube Spinco, Inc.,
Gtd. Notes, 144A
9.750%	10/15/23	(a)	50	53,937
10.000%	10/15/25		45	49,500
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		245	208,317
Chemours Co. (The),
Sr. Unsec’d. Notes, 144A
6.625%	05/15/23	(a)	7	4,900
7.000%	05/15/25	(a)	48	32,760
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22		200	191,463
4.125%	11/15/21		120	125,807
7.375%	11/01/29		150	185,257
8.550%	05/15/19		101	119,044

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
4.150%	02/15/43		89	$77,697
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41		295	320,963
Hexion, Inc.,
Sr. Sec’d. Notes
6.625%	04/15/20		454	352,985
10.000%	04/15/20		195	160,875
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20	(a)	620	565,750
INEOS Group Holdings SA (Luxembourg),
Gtd. Notes, 144A
5.875%	02/15/19	(a)	700	679,000
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44		585	534,218
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21		75	51,750
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21		288	288,772
4.250%	11/15/23		124	122,813
5.450%	11/15/33		790	798,436
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
3.250%	12/01/17		200	204,344
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.000%	12/01/18		110	94,325
Tronox Finance LLC,
Gtd. Notes
6.375%	08/15/20	(a)	4	2,407
Gtd. Notes, 144A
7.500%	03/15/22	(a)	95	55,100
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96	(a)	130	155,386

				6,326,048

Coal
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
Gtd. Notes
6.375%	03/15/24		60	17,700
CONSOL Energy, Inc.,
Gtd. Notes
5.875%	04/15/22		80	49,600
Gtd. Notes, 144A
8.000%	04/01/23		30	19,950
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21		298	40,975
Sec’d. Notes, 144A
10.000%	03/15/22		129	24,510

				152,735

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services — 0.2%
ADT Corp. (The),
Sr. Unsec’d. Notes
3.500%	07/15/22	(a)	310	$277,450
4.125%	06/15/23	(a)	200	187,000
4.875%	07/15/42		37	26,455
6.250%	10/15/21	(a)	140	146,237
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		62	50,065
APX Group, Inc.,
Sr. Sec’d. Notes
6.375%	12/01/19		5	4,787
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23	(a)	400	401,000
Gtd. Notes, 144A
5.250%	03/15/25		54	51,165
CEB, Inc.,
Gtd. Notes, 144A
5.625%	06/15/23		10	9,925
Cenveo Corp.,
Sr. Sec’d. Notes, 144A
6.000%	08/01/19		7	4,935
ERAC USA Finance LLC,
Gtd. Notes, 144A
5.250%	10/01/20		24	26,295
5.625%	03/15/42		65	69,761
6.700%	06/01/34		110	129,741
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21		105	111,099
Garda World Security Corp. (Canada),
Gtd. Notes, 144A
7.250%	11/15/21		140	120,400
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.875%	03/01/20		100	83,000
Hertz Corp. (The),
Gtd. Notes
5.875%	10/15/20	(a)	130	134,063
6.250%	10/15/22	(a)	560	579,600
7.375%	01/15/21	(a)	175	181,563
7.500%	10/15/18		48	48,960
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	12/15/17		50	50,000
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
7.000%	09/01/20		30	31,050
Mustang Merger Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/21		33	34,237
Quad/Graphics, Inc.,
Gtd. Notes
7.000%	05/01/22		55	34,513
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.500%	11/15/23		19	17,575

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
Sotheby’s,
Gtd. Notes, 144A
5.250%	10/01/22		15	$13,650
Speedy Cash Intermediate Holdings Corp.,
Sec’d. Notes, 144A
10.750%	05/15/18		110	56,100
United Rentals North America, Inc.,
Gtd. Notes
5.750%	11/15/24		160	158,400
6.125%	06/15/23	(a)	300	306,750
7.625%	04/15/22		580	619,846
8.250%	02/01/21		72	75,330
Sr. Sec’d. Notes
4.625%	07/15/23		89	88,777
WEX, Inc.,
Gtd. Notes, 144A
4.750%	02/01/23		10	9,100

				4,138,829

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
0.584%(c)	05/03/18		345	344,278
2.400%	05/03/23		540	526,158
3.850%	05/04/43	(a)	1,640	1,510,953
HP, Inc.,
Sr. Unsec’d. Notes
4.300%	06/01/21		157	155,474
4.650%	12/09/21		372	370,593
6.000%	09/15/41		141	123,112
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.625%	05/15/20	(a)	538	524,630
1.950%	07/22/16		147	147,879
3.625%	02/12/24		790	813,242
4.000%	06/20/42		254	237,589
NCR Corp.,
Gtd. Notes
5.000%	07/15/22		14	13,580
6.375%	12/15/23		15	14,775

				4,782,263

Cosmetics/Personal Care
Avon Products, Inc.,
Sr. Unsec’d. Notes
4.200%	07/15/18		60	48,600
6.750%	03/15/23		67	46,230
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.800%	08/15/34		200	241,898
Revlon Consumer Products Corp.,
Gtd. Notes
5.750%	02/15/21		69	66,757

				403,485

Distribution/Wholesale
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22	(a)	105	102,900

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Distribution/Wholesale (continued)
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20		113	$117,520
11.500%	07/15/20		72	79,740
Sr. Sec’d. Notes, 144A
5.250%	12/15/21		310	316,200
Univar USA, Inc.,
Gtd. Notes, 144A
6.750%	07/15/23		24	21,900

				638,260

Diversified Financial Services — 1.0%
Aircastle Ltd.,
Sr. Unsec’d. Notes
6.250%	12/01/19		120	129,000
7.625%	04/15/20		200	225,000
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		20	19,050
Ally Financial, Inc.,
Gtd. Notes
2.750%	01/30/17		62	61,845
3.250%	11/05/18		10	9,813
4.750%	09/10/18		80	81,900
5.500%	02/15/17		25	25,750
6.250%	12/01/17		147	154,166
8.000%	11/01/31	(a)	214	247,170
Sr. Unsec’d. Notes
3.250%	09/29/17		88	87,890
3.250%	02/13/18		200	199,000
4.125%	03/30/20		80	79,600
4.625%	03/30/25	(a)	480	474,000
American Express Co.,
Sr. Unsec’d. Notes
7.000%	03/19/18		320	354,877
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.875%	11/05/18	(a)	1,215	1,211,789
2.375%	03/24/17		83	83,901
2.800%	09/19/16		100	101,274
BlackRock, Inc.,
Sr. Unsec’d. Notes
3.375%	06/01/22		80	82,760
3.500%	03/18/24		70	71,876
6.250%	09/15/17		240	259,358
Blackstone Holdings Finance Co. LLC,
Gtd. Notes, 144A
5.875%	03/15/21		560	640,486
Caisse Centrale Desjardins (Canada),
Covered Bonds, 144A
2.550%	03/24/16		291	292,106
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		2,050	2,006,083
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
4.400%	11/25/19		935	1,010,398

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22	180	$181,162
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	129	54,180
Countrywide Financial Corp.,
Sub. Notes
6.250%	05/15/16	200	203,371
Denali Borrower LLC/Denali Finance Corp.,
Sr. Sec’d. Notes, 144A
5.625%	10/15/20	117	122,557
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
5.375%	11/15/22	75	78,563
GE Capital International Funding Co.,
Gtd. Notes, 144A
2.342%	11/15/20	4,153	4,118,364
4.418%	11/15/35	467	476,565
General Electric Capital Corp.,
Gtd. Notes, MTN
4.375%	09/16/20	718	779,444
4.625%	01/07/21	215	236,151
5.625%	09/15/17	1,200	1,279,529
6.000%	08/07/19	530	600,405
Sr. Sec’d. Notes
2.100%	12/11/19	494	493,948
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19	322	319,102
6.000%	08/01/20	9	9,076
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.490%(c)	12/21/65	200	182,000
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.250%(c)	12/21/65	270	248,400
Intercontinental Exchange, Inc.,
Gtd. Notes
2.500%	10/15/18	293	295,566
4.000%	10/15/23	442	455,227
International Lease Finance Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/18	1,460	1,470,950
4.625%	04/15/21	525	538,125
5.875%	04/01/19	250	265,000
5.875%	08/15/22	20	21,300
Invesco Finance PLC,
Gtd. Notes
3.125%	11/30/22	410	404,196
4.000%	01/30/24	114	117,856
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.875%	04/15/21	580	648,834
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
6.250%	01/14/21	282	314,743

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
National Financial Partners Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	07/15/21		75	$68,625
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%	11/01/18		110	134,199
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21		70	61,950
9.625%	05/01/19		61	62,983
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25		98	93,345
Springleaf Finance Corp.,
Gtd. Notes, MTN
5.750%	09/15/16		100	101,250
6.500%	09/15/17		100	102,000
Synchrony Financial,
Sr. Unsec’d. Notes
3.750%	08/15/21		1,835	1,832,992
4.500%	07/23/25		110	109,740
Visa, Inc.,
Sr. Unsec’d. Notes
3.150%	12/14/25		335	335,414
4.300%	12/14/45		650	659,463

				25,385,667

Electric — 1.5%
AES Corp.,
Sr. Unsec’d. Notes
3.414%(c)	06/01/19		450	412,875
5.500%	03/15/24		20	17,850
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42		135	123,921
5.875%	12/01/22		160	183,108
6.125%	05/15/38		30	36,492
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.600%	03/30/21		150	159,974
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42		56	57,432
5.050%	09/01/41		107	116,986
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.800%	08/15/22		620	614,008
3.350%	07/01/23		485	490,913
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.750%	11/15/23		537	551,059
4.500%	02/01/45		295	283,434
6.125%	04/01/36	(a)	240	279,875
Calpine Corp.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/22		150	154,829
7.875%	01/15/23		92	97,980

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Cleveland Electric Illuminating Co. (The),
First Mortgage
8.875%	11/15/18	120	$140,664
CMS Energy Corp.,
Sr. Unsec’d. Notes
8.750%	06/15/19	80	95,643
Commonwealth Edison Co.,
First Mortgage
4.350%	11/15/45	280	281,841
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42	69	66,172
4.500%	12/01/45	615	622,552
4.625%	12/01/54	420	413,259
Consumers Energy Co.,
First Mortgage
2.850%	05/15/22	100	99,003
5.650%	04/15/20	105	118,391
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
3.625%	12/01/24	300	297,120
3.900%	10/01/25	780	780,811
4.450%	03/15/21	1,335	1,412,686
4.700%	12/01/44	405	394,571
4.900%	08/01/41	32	31,314
5.250%	08/01/33	155	161,024
DTE Electric Co.,
General Ref. Mortgage
2.650%	06/15/22	53	52,155
3.900%	06/01/21	250	266,121
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23	46	47,268
Duke Energy Carolinas LLC,
First Mortgage
3.900%	06/15/21	200	212,383
4.300%	06/15/20	655	708,936
First Ref. Mortgage
6.000%	01/15/38	31	38,244
7.000%	11/15/18	100	114,005
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.050%	08/15/22	172	169,590
5.050%	09/15/19	1,500	1,631,695
Duke Energy Indiana, Inc.,
First Mortgage
3.750%	07/15/20	90	94,749
Duke Energy Progress, Inc.,
First Mortgage
4.100%	03/15/43	100	97,058
4.150%	12/01/44	550	537,323
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44	255	243,821
Enel Finance International NV (Italy),
Gtd. Notes, 144A
5.125%	10/07/19	250	270,113

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Entergy Arkansas, Inc.,
First Mortgage
3.750%	02/15/21		950	$988,351
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20	(a)	720	717,411
4.000%	10/01/20		270	278,264
FirstEnergy Solutions Corp.,
Gtd. Notes
6.800%	08/15/39		555	523,656
Florida Power & Light Co.,
First Mortgage
3.125%	12/01/25		1,485	1,487,706
4.050%	06/01/42		200	196,977
5.625%	04/01/34		150	178,539
Great Plains Energy, Inc.,
Sr. Unsec’d. Notes
4.850%	06/01/21		22	23,628
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes, IO
8.050%	07/07/24		550	740,201
8.400%	01/15/22		120	155,000
9.400%	02/01/21		130	170,108
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
7.000%	03/15/19		170	192,690
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24		890	876,679
Sr. Unsec’d. Notes, 144A
6.050%	01/31/18		489	527,667
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		580	583,548
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes
4.626%	01/15/42		218	237,333
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
5.300%	10/01/41		300	325,941
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45		180	184,998
Louisville Gas & Electric Co.,
First Mortgage
4.375%	10/01/45		90	91,950
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		219	167,411
Nevada Power Co.,
General Ref. Mortgage
6.500%	08/01/18		305	338,485
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44		565	574,258
5.650%	02/01/45		221	254,011
5.800%	02/01/42		434	493,287

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18		10	$10,425
8.250%	09/01/20		300	291,000
Oglethorpe Power Corp.,
First Mortgage
4.550%	06/01/44		150	142,143
5.375%	11/01/40		375	402,285
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	03/15/44		225	229,380
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
6.800%	09/01/18		160	177,832
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
2.450%	08/15/22		113	109,227
3.400%	08/15/24		1,610	1,615,864
4.300%	03/15/45	(a)	100	98,649
4.450%	04/15/42		67	67,276
4.750%	02/15/44		330	342,918
6.050%	03/01/34		150	176,736
8.250%	10/15/18		130	151,095
PacifiCorp,
First Mortgage
2.950%	02/01/22		2,525	2,543,746
Peco Energy Co.,
First Mortgage
2.375%	09/15/22		150	145,317
PPL Capital Funding, Inc.,
Gtd. Notes
4.200%	06/15/22		100	104,055
4.700%	06/01/43		105	104,524
6.700%(c)	03/30/67		1,185	915,413
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		1,188	1,165,925
4.400%	01/15/21		93	98,368
7.750%	03/01/31		150	193,306
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21		50	50,865
4.300%	11/15/23		61	59,871
5.320%	09/15/16		350	359,608
Public Service Co. of Colorado,
First Mortgage
3.200%	11/15/20		36	37,174
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23		40	40,982
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19		335	366,333
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
3.650%	09/01/42		75	69,228
Puget Sound Energy, Inc.,
Jr. Sub. Notes
6.974%(c)	06/01/67		1,390	1,129,375

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
San Diego Gas & Electric Co.,
First Mortgage
6.000%	06/01/26		120	$147,530
Sierra Pacific Power Co.,
General Ref. Mortgage
3.375%	08/15/23		98	99,100
Southern California Edison Co.,
First Mortgage
3.600%	02/01/45		700	633,959
First Ref. Mortgage
5.500%	03/15/40		80	94,353
Sr. Unsec’d. Notes
6.650%	04/01/29		150	187,166
Southern Co. (The),
Sr. Unsec’d. Notes
1.950%	09/01/16		104	104,434
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		585	541,259
5.250%	07/15/43		220	209,922
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes
3.900%	04/01/45		580	507,863
Southwestern Public Service Co.,
First Mortgage
8.750%	12/01/18		230	270,856
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes, 144A
1.750%	05/22/18		200	198,251
Talen Energy Supply LLC,
Sr. Unsec’d. Notes, 144A
4.625%	07/15/19		25	18,750
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Sr. Sec’d. Notes, 144A(i)
11.500%	10/01/20		150	49,875
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	(a)	760	760,056
Tri-State Generation & Transmission Association, Inc.,
First Mortgage
4.700%	11/01/44		400	400,287
Upstate New York Power Producers, Inc.,
Sr. Sec’d. Notes, PIK, 144A
20.000%	06/15/17	(g)	51	98,586
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.750%	03/15/23		200	197,053
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
1.700%	06/15/18		250	248,910
2.950%	09/15/21		7	7,074
3.650%	12/15/42		77	70,530
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20		1,300	1,397,174

				40,729,255

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electrical Components & Equipment
Anixter, Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		250	$251,250
Belden, Inc.,
Gtd. Notes, 144A
5.250%	07/15/24		30	27,600
5.500%	09/01/22	(a)	12	11,550
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25		92	86,480
General Cable Corp.,
Gtd. Notes
5.750%	10/01/22		400	308,000
International Wire Group Holdings, Inc.,
Sec’d. Notes, 144A
8.500%	10/15/17		110	112,475

				797,355

Electronics — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
6.000%	04/01/20		100	108,682
6.875%	06/01/18		145	157,873
7.500%	01/15/27		150	176,771
Koninklijke Philips NV (Netherlands),
Sr. Unsec’d. Notes
3.750%	03/15/22		145	148,849
7.200%	06/01/26		205	248,525
Sanmina Corp.,
Sr. Sec’d. Notes, 144A
4.375%	06/01/19		10	10,050
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/19		1,685	1,684,260
4.150%	02/01/24		305	316,798

				2,851,808

Energy-Alternate Sources
TerraForm Power Operating LLC,
Gtd. Notes, 144A
5.875%	02/01/23		85	70,337
6.125%	06/15/25		37	29,785

				100,122

Engineering & Construction
AECOM,
Gtd. Notes
5.750%	10/15/22		55	56,650
5.875%	10/15/24		135	137,700
Fluor Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/21		153	156,321
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23		85	73,525
MMC Energy Inc., Escrow Shares,
First Lien
—%	10/15/20		75	—

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Engineering & Construction (continued)
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	07/15/22		85	$83,725

				507,921

Entertainment — 0.1%
AMC Entertainment, Inc.,
Gtd. Notes
5.750%	06/15/25		300	301,500
5.875%	02/15/22		25	25,375
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A(i)
9.750%	05/30/20		235	136,065
Cinemark USA, Inc.,
Gtd. Notes
5.125%	12/15/22		15	14,887
7.375%	06/15/21	(a)	246	258,915
DreamWorks Animation SKG, Inc.,
Gtd. Notes, 144A
6.875%	08/15/20		270	265,950
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22		300	280,500
Isle of Capri Casinos, Inc.,
Gtd. Notes
5.875%	03/15/21		60	61,200
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22		44	44,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19		18	18,630
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22	(a)	170	120,700
Sr. Sec’d. Notes, 144A
7.000%	01/01/22	(a)	50	47,750
Shingle Springs Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21		120	122,400
WMG Acquisition Corp.,
Gtd. Notes, 144A
6.750%	04/15/22		75	64,875

				1,762,747

Environmental Control
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19		140	138,950
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22		179	182,793
5.500%	09/15/19		335	368,569
Waste Management, Inc.,
Gtd. Notes
4.600%	03/01/21		74	79,815
4.750%	06/30/20		100	108,389

				878,516

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Food Service
Aramark Services, Inc.,
Gtd. Notes
5.750%	03/15/20		60	$62,063

Foods — 0.3%
Albertsons Holdings LLC/Safeway, Inc.,
Sec’d. Notes, 144A
7.750%	10/15/22		156	165,652
Bumble Bee Holdings, Inc. (Luxembourg),
Sr. Sec’d. Notes, 144A
9.000%	12/15/17		327	331,087
Chiquita Brands International, Inc./Chiquita Brands LLC,
Sr. Sec’d. Notes
7.875%	02/01/21		96	100,560
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.300%	01/25/16		30	30,004
2.100%	03/15/18		49	48,851
Dean Foods Co.,
Gtd. Notes, 144A
6.500%	03/15/23		47	48,880
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21		340	340,254
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		35	34,913
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	06/01/21	(a)	87	86,347
7.250%	06/01/21		43	42,677
8.250%	02/01/20		44	44,000
Sr. Unsec’d. Notes, 144A
5.750%	06/15/25		64	55,680
5.875%	07/15/24		32	28,960
Kraft Foods Group, Inc.,
Gtd. Notes
3.500%	06/06/22	(a)	175	176,916
5.000%	06/04/42		379	381,612
5.375%	02/10/20		139	152,197
6.875%	01/26/39		218	258,374
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
5.200%	07/15/45		880	919,519
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40		23	24,332
7.500%	04/01/31		110	140,109
Sr. Unsec’d. Notes
2.200%	01/15/17		93	93,843
3.400%	04/15/22		290	293,793
3.850%	08/01/23	(a)	1,045	1,077,395
6.800%	12/15/18		55	61,743
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25	(a)	35	34,037
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22	(a)	880	917,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Foods (continued)
Gtd. Notes, 144A
6.000%	12/15/22		10	$9,800
6.750%	12/01/21		138	140,760
Simmons Foods, Inc.,
Sec’d. Notes, 144A
7.875%	10/01/21		169	152,945
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/01/18		86	87,075
5.875%	08/01/21		289	297,670
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
7.750%	11/15/22	(a)	161	146,107
TreeHouse Foods, Inc.,
Gtd. Notes
4.875%	03/15/22	(a)	10	9,525
Wells Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	02/01/20		20	20,600
WhiteWave Foods Co. (The),
Gtd. Notes
5.375%	10/01/22		28	29,610

				6,783,227

Forest Products & Paper
Cascades, Inc. (Canada),
Gtd. Notes, 144A
5.500%	07/15/22		65	63,050

Gas — 0.1%
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21		150	150,380
4.400%	06/01/43		63	56,649
5.875%	03/15/41		91	99,779
6.375%	07/15/16		150	153,903
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19		300	351,594
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
4.487%	02/15/42		101	98,221
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21		86	90,268
5.850%	01/15/41		215	237,482
6.125%	11/01/17		235	252,859
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17		900	905,233
2.875%	10/01/22		830	803,171
6.000%	10/15/39		150	168,191
9.800%	02/15/19		320	387,227

				3,754,957

Hand/Machine Tools
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21		105	97,913

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Products — 0.2%
Alere, Inc.,
Gtd. Notes
6.500%	06/15/20		28	$26,880
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18		69	68,588
Becton, Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		1,075	1,080,852
ConvaTec Healthcare E SA (Luxembourg),
Gtd. Notes, 144A
10.500%	12/15/18		600	605,496
Danaher Corp.,
Sr. Unsec’d. Notes
3.900%	06/23/21		139	147,739
Halyard Health, Inc.,
Gtd. Notes
6.250%	10/15/22		200	199,000
Mallinckrodt International Finance SA,
Gtd. Notes
3.500%	04/15/18		95	90,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
4.875%	04/15/20		60	57,750
5.500%	04/15/25	(a)	50	46,000
5.625%	10/15/23		100	95,000
Medtronic, Inc.,
Gtd. Notes
3.150%	03/15/22		2,005	2,026,889

				4,444,444

Healthcare-Services — 0.4%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22		5	4,675
5.625%	02/15/23		55	51,975
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24		700	698,739
6.750%	12/15/37		100	125,903
Amsurg Corp.,
Gtd. Notes
5.625%	11/30/20		35	35,525
Anthem, Inc.,
Sr. Unsec’d. Notes
2.300%	07/15/18		440	439,170
3.300%	01/15/23		35	34,014
4.625%	05/15/42		365	344,675
4.650%	01/15/43		141	134,171
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	200	189,750
7.125%	07/15/20	(a)	80	79,700
8.000%	11/15/19		75	75,563
Sr. Sec’d. Notes
5.125%	08/15/18		100	100,500
Cigna Corp.,
Sr. Unsec’d. Notes
4.000%	02/15/22		885	914,726

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
Covenant Surgical Partners, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/01/19		157	$153,075
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.000%	05/01/25		335	323,275
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21		375	396,563
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22		775	858,313
Sr. Sec’d. Notes
5.250%	04/15/25		20	20,150
HealthSouth Corp.,
Gtd. Notes, 144A
5.750%	11/01/24		215	205,056
5.750%	09/15/25	(a)	5	4,650
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19		370	340,400
Kindred Healthcare, Inc.,
Gtd. Notes
8.000%	01/15/20		200	187,000
8.750%	01/15/23		200	184,000
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.200%	08/23/17		195	195,687
2.500%	11/01/18		170	170,425
LifePoint Health, Inc.,
Gtd. Notes
5.500%	12/01/21		20	20,350
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
6.625%	04/01/22		260	260,650
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20		170	180,198
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.500%	04/01/21		321	312,975
6.000%	10/01/20		124	130,510
Sr. Unsec’d. Notes
5.000%	03/01/19	(a)	154	142,065
5.500%	03/01/19		227	213,947
6.750%	02/01/20		500	475,000
8.125%	04/01/22		363	362,093
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20	(a)	270	272,829
2.750%	02/15/23		58	56,853
3.875%	10/15/20		690	730,211
3.950%	10/15/42		440	409,535
4.750%	07/15/45		230	242,257
6.625%	11/15/37		270	344,187

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.750%	11/15/20			10	$10,300

					10,431,640

Holding Companies-Diversified
Argos Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	(a)		338	335,127
HRG Group, Inc.,
Sr. Sec’d. Notes
7.875%	07/15/19			152	158,840
Sr. Unsec’d. Notes
7.750%	01/15/22			8	7,840
Hutchison Whampoa International 12 II Ltd. (Hong Kong),
Gtd. Notes, 144A
3.250%	11/08/22			200	199,202
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.500%	10/01/21			75	76,875

					777,884

Home Builders
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.125%	07/01/22			69	63,825
6.375%	05/15/25	(a)		23	21,390
6.500%	12/15/20			6	5,783
CalAtlantic Group, Inc.,
Gtd. Notes
8.375%	01/15/21	(a)		80	92,800
10.750%	09/15/16			13	13,650
Lennar Corp.,
Gtd. Notes
4.500%	06/15/19			12	12,203
4.750%	05/30/25			55	53,763
6.950%	06/01/18			10	10,750
12.250%	06/01/17			100	113,375
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.500%	11/15/20			27	25,650
6.875%	11/15/20		CAD	80	56,082
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22			60	62,850
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23			47	46,413
WCI Communities, Inc.,
Gtd. Notes
6.875%	08/15/21			101	106,113

					684,647

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Home Furnishings
Tempur Sealy International, Inc.,
Gtd. Notes
6.875%	12/15/20		250	$261,875
Gtd. Notes, 144A
5.625%	10/15/23		10	10,100

				271,975

Household Products/Wares
ACCO Brands Corp.,
Gtd. Notes
6.750%	04/30/20		200	206,000
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.375%	12/15/21		50	48,000
Spectrum Brands, Inc.,
Gtd. Notes
6.625%	11/15/22		43	45,365
Gtd. Notes, 144A
5.750%	07/15/25		34	34,850
6.125%	12/15/24		14	14,560
Sun Products Corp. (The),
Sr. Unsec’d. Notes, 144A
7.750%	03/15/21		10	8,675

				357,450

Insurance — 0.5%
ACE INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20		215	213,454
2.875%	11/03/22		170	168,710
4.350%	11/03/45	(a)	285	289,598
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		185	237,455
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23		122	121,905
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24		165	169,440
4.500%	07/16/44		285	263,556
4.800%	07/10/45		1,035	1,000,694
Aon Corp.,
Gtd. Notes
3.125%	05/27/16		125	125,968
6.250%	09/30/40		33	39,469
Berkshire Hathaway Finance Corp.,
Gtd. Notes
3.000%	05/15/22		325	330,522
4.300%	05/15/43	(a)	635	622,728
4.400%	05/15/42		165	163,370
5.400%	05/15/18		700	759,789
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
4.500%	02/11/43	(a)	260	261,802
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24		125	124,437

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/21		50	$51,000
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21		68	72,728
7.800%	03/07/87		75	85,500
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
7.875%	10/15/26		200	240,975
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22		29	30,320
4.850%	06/24/21		30	32,308
6.250%	02/15/20		390	438,230
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41		66	71,462
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.000%	04/05/17		200	201,386
2.100%	08/02/18		209	209,698
2.500%	10/17/22		132	126,616
3.125%	04/14/16		200	201,157
MetLife, Inc.,
Jr. Sub. Notes
5.250%(c)	12/29/49	(a)	1,355	1,378,713
6.400%	12/15/66	(a)	285	311,363
Sr. Unsec’d. Notes
4.125%	08/13/42		750	711,784
4.600%	05/13/46	(a)	180	181,191
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
3.000%	01/10/23		700	696,468
3.650%	06/14/18		120	124,912
3.875%	04/11/22	(a)	767	800,085
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39		300	435,431
New York Life Global Funding,
Sec’d. Notes, 144A
1.550%	11/02/18		665	659,584
2.100%	01/02/19		760	760,993
Pacific Life Global Funding,
Sr. Sec’d. Notes, 144A
5.000%	05/15/17		200	207,396
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39		260	377,691
Principal Financial Group, Inc.,
Gtd. Notes
8.875%	05/15/19		220	263,239
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42		210	198,360
Travelers Property Casualty Corp.,
Gtd. Notes
7.750%	04/15/26		190	248,757

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
USI, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21		77	$73,920

				14,084,164

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.800%	12/05/24	(a)	455	473,318
Blue Coat Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.375%	06/01/23	(a)	84	84,420
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	03/01/22		350	340,375
eBay, Inc.,
Sr. Unsec’d. Notes
1.350%	07/15/17		114	113,098
2.600%	07/15/22		285	265,287
4.000%	07/15/42		253	199,932
Match Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	12/15/22		107	105,930
Netflix, Inc.,
Sr. Unsec’d. Notes
5.750%	03/01/24		250	256,875
Sr. Unsec’d. Notes, 144A
5.500%	02/15/22	(a)	40	41,000
VeriSign, Inc.,
Sr. Unsec’d. Notes
4.625%	05/01/23		24	23,238
5.250%	04/01/25		14	14,070
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23		441	416,745
10.125%	07/01/20		151	162,703

				2,496,991

Iron/Steel — 0.1%
AK Steel Corp.,
Sr. Sec’d. Notes
8.750%	12/01/18		65	58,500
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
7.250%	02/25/22	(a)	415	334,075
10.850%	06/01/19		135	126,563
Bluescope Steel Ltd./Bluescope Steel Finance USA LLC (Australia),
Gtd. Notes, 144A
7.125%	05/01/18		28	26,880
Cliffs Natural Resources, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	03/31/20		5	3,813
Commercial Metals Co.,
Sr. Unsec’d. Notes
7.350%	08/15/18		100	105,255
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23		108	104,716
5.200%	08/01/43		477	432,887

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Iron/Steel (continued)
Steel Dynamics, Inc.,
Gtd. Notes
6.125%	08/15/19		60	$60,450
6.375%	08/15/22		95	91,200

				1,344,339

Leisure Time
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17		50	51,125
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
7.500%	10/15/27		4	4,550
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	04/15/23		35	34,825

				90,500

Lodging — 0.1%
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23		24	24,660
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes(i)
9.000%	02/15/20		500	380,000
11.250%	06/01/17		250	187,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19		63	64,575
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
5.625%	10/15/21		80	82,900
Interval Acquisition Corp.,
Gtd. Notes, 144A
5.625%	04/15/23		19	18,857
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23	(a)	65	64,513
7.625%	01/15/17		297	309,623
7.750%	03/15/22		815	865,937
11.375%	03/01/18		200	229,124
Seminole Hard Rock Entertainment, Inc,/Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21		80	79,800
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21		50	51,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	(a)	320	285,200

				2,643,689

Machinery-Construction & Mining — 0.1%
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19		80	72,000
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.850%	06/01/22		247	244,579

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Machinery-Construction & Mining (continued)
7.150%	02/15/19		300	$343,776
Caterpillar, Inc.,
Sr. Unsec’d. Notes
4.300%	05/15/44		580	560,112
Oshkosh Corp.,
Gtd. Notes
5.375%	03/01/25		15	14,700
Terex Corp.,
Gtd. Notes
6.000%	05/15/21	(a)	550	506,000

				1,741,167

Machinery-Diversified — 0.1%
ATS Automation Tooling Systems, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.500%	06/15/23		58	58,725
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22		45	44,370
3.900%	06/09/42		38	36,328
Gardner Denver, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	08/15/21		30	22,950
John Deere Capital Corp.,
Sr. Unsec’d. Notes
1.200%	10/10/17		98	97,643
1.700%	01/15/20		33	32,152
2.450%	09/11/20		378	377,190
Sr. Unsec’d. Notes, MTN
2.375%	07/14/20		580	578,592
Zebra Technologies Corp.,
Sr. Unsec’d. Notes
7.250%	10/15/22		300	313,500

				1,561,450

Media — 1.0%
21st Century Fox America, Inc.,
Gtd. Notes
4.750%	09/15/44	(a)	710	682,918
7.250%	05/18/18		300	334,674
7.430%	10/01/26		100	122,145
7.625%	11/30/28		100	126,013
7.700%	10/30/25		100	125,484
Gtd. Notes, 144A
3.700%	10/15/25		155	154,616
4.950%	10/15/45		105	103,406
AMC Networks, Inc.,
Gtd. Notes
7.750%	07/15/21		181	190,050
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18		207	215,280
8.000%	04/15/20		194	189,150
8.625%	09/15/17		50	52,625
CBS Corp.,
Gtd. Notes
3.700%	08/15/24		34	33,065
4.850%	07/01/42		100	89,754

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23		127	$127,159
5.750%	09/01/23		14	14,350
6.500%	04/30/21		386	401,440
6.625%	01/31/22		200	210,750
Gtd. Notes, 144A
5.125%	05/01/23		910	910,000
5.375%	05/01/25		11	10,945
5.875%	05/01/27		53	52,735
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.464%	07/23/22		600	597,906
4.908%	07/23/25		769	768,252
6.484%	10/23/45		500	500,819
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		14	12,600
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22	(a)	810	789,750
7.625%	03/15/20		730	674,337
7.625%	03/15/20		15	13,650
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		160	220,902
Comcast Cable Communications LLC,
Gtd. Notes
8.875%	05/01/17		200	219,290
Comcast Cable Holdings LLC,
Gtd. Notes
10.125%	04/15/22		315	417,827
Comcast Corp.,
Gtd. Notes
4.600%	08/15/45	(a)	620	627,765
4.750%	03/01/44		505	524,548
6.450%	03/15/37		275	342,259
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	01/15/19		145	168,002
COX Enterprises, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	07/15/27		125	143,636
CSC Holdings LLC,
Sr. Unsec’d. Notes
6.750%	11/15/21		85	83,513
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22		761	765,812
5.150%	03/15/42		491	457,777
6.000%	08/15/40		200	204,665
Discovery Communications LLC,
Gtd. Notes
4.375%	06/15/21		159	162,942
4.950%	05/15/42		100	83,780
DISH DBS Corp.,
Gtd. Notes
4.250%	04/01/18		10	10,025
5.000%	03/15/23		45	39,037

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
5.875%	07/15/22		500	$466,250
5.875%	11/15/24		500	445,000
6.750%	06/01/21		375	377,813
7.875%	09/01/19		135	146,813
Gray Television, Inc.,
Gtd. Notes
7.500%	10/01/20	(a)	325	333,937
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20		171	180,833
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19		5	3,650
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43		695	680,930
5.950%	04/01/41		90	107,632
6.400%	04/30/40		154	191,898
Neptune Finco Corp.,
Sr. Unsec’d. Notes, 144A
10.125%	01/15/23		200	208,500
10.875%	10/15/25	(a)	400	419,000
Nexstar Broadcasting, Inc.,
Gtd. Notes
6.875%	11/15/20	(a)	500	511,250
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		263	259,713
Numericable-SFR SAS (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22		625	606,250
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
5.750%	01/15/23		250	251,875
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20		25	25,250
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21		300	300,750
6.125%	10/01/22		200	204,000
Gtd. Notes, 144A
5.625%	08/01/24		60	58,350
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.750%	08/01/21		200	206,000
5.875%	10/01/20		25	26,187
6.000%	07/15/24		680	710,600
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		150	193,975
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
3.950%	09/30/21		442	456,391
Time Warner Cable, Inc.,
Gtd. Notes
4.125%	02/15/21		1,225	1,250,818
5.500%	09/01/41		625	564,778
7.300%	07/01/38		45	48,787

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
8.250%	04/01/19		300	$344,490
8.750%	02/14/19		300	348,016
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	07/15/33		257	303,185
Time Warner, Inc.,
Gtd. Notes
3.550%	06/01/24		410	402,310
4.750%	03/29/21		430	462,203
4.850%	07/15/45		1,010	961,771
6.250%	03/29/41		19	21,101
6.500%	11/15/36		25	28,234
7.625%	04/15/31		300	371,205
Trader Corp (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18		40	41,600
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.000%	01/15/25		200	191,000
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21		575	587,937
Viacom, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/22		360	333,526
3.875%	12/15/21		234	230,048
4.375%	03/15/43		1,117	818,226
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24		177	177,885

				26,835,620

Metal Fabricate/Hardware
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.,
Sr. Sec’d. Notes, 144A
8.625%	06/01/21		123	104,550
Wise Metals Group LLC/Wise Alloys Finance Corp.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/18		50	37,875

				142,425

Mining — 0.2%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	190	172,900
5.900%	02/01/27		52	47,710
6.750%	07/15/18		40	42,948
6.750%	01/15/28		83	78,850
Aleris International, Inc.,
Gtd. Notes
7.625%	02/15/18		26	22,100
7.875%	11/01/20		42	32,004
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		320	215,520
Barrick North America Finance LLC (Canada),
Gtd. Notes
4.400%	05/30/21		300	269,379

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Mining (continued)
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
1.625%	02/24/17		69	$68,860
2.050%	09/30/18		137	134,576
4.125%	02/24/42		605	477,557
5.000%	09/30/43		69	62,017
Coeur Mining, Inc.,
Gtd. Notes
7.875%	02/01/21	(a)	144	86,040
First Quantum Minerals Ltd. (Canada),
Gtd. Notes, 144A
6.750%	02/15/20	(a)	117	75,465
7.000%	02/15/21	(a)	27	16,943
FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
9.750%	03/01/22	(a)	5	4,575
Freeport Minerals Corp.,
Gtd. Notes
7.125%	11/01/27		300	187,407
Freeport-McMoRan, Inc.,
Gtd. Notes
2.150%	03/01/17		242	221,430
3.875%	03/15/23		702	400,140
4.550%	11/14/24	(a)	900	515,250
5.400%	11/14/34		188	99,640
5.450%	03/15/43		203	105,560
Glencore Finance Canada Ltd. (Switzerland),
Gtd. Notes, 144A
5.550%	10/25/42		690	488,520
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		118	86,140
HudBay Minerals, Inc. (Canada),
Gtd. Notes
9.500%	10/01/20		50	36,625
Lundin Mining Corp. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	11/01/20		35	32,813
7.875%	11/01/22		65	59,800
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.250%	11/15/22		139	110,505
Placer Dome, Inc. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35		280	217,109
Prince Mineral Holding Corp.,
Sr. Sec’d. Notes, 144A
11.500%	12/15/19		25	18,000
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
3.500%	11/02/20		58	56,855
3.750%	09/20/21		100	97,203
3.750%	06/15/25		520	472,031
4.125%	05/20/21		150	150,213
Taseko Mines Ltd. (Canada),
Gtd. Notes
7.750%	04/15/19		35	18,900

				5,181,585

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
5.500%	09/15/18	20	$18,352
CTP Transportation Products LLC/CTP Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	12/15/19	115	119,887
Eaton Corp.,
Gtd. Notes
1.500%	11/02/17	54	53,659
4.000%	11/02/32	42	40,028
General Electric Co.,
Jr. Sub. Notes
4.100%(c)	12/29/49	592	590,520
Sr. Unsec’d. Notes
2.700%	10/09/22	53	52,778
4.125%	10/09/42	510	498,161
4.500%	03/11/44	465	478,546
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.900%	09/01/42	496	470,244
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19	123	124,233
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
6.125%	08/17/26	180	220,710
Textron, Inc.,
Sr. Unsec’d. Notes
3.875%	03/01/25	225	220,608

			2,887,726

Multi-National
African Development Bank (Supranational Bank),
Sub. Notes
8.800%	09/01/19	620	755,795
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
3.750%	01/15/16	288	288,204

			1,043,999

Office/Business Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23	16	16,240
5.500%	12/01/24	40	41,900
6.000%	08/15/22	20	21,100
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17	33	33,245
4.500%	05/15/21	56	56,520
6.750%	02/01/17	200	209,585

			378,590

Oil & Gas — 1.0%
Alberta Energy Co. Ltd. (Canada),
Sr. Unsec’d. Notes
7.375%	11/01/31	350	319,353

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		160	$170,022
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24	(a)	155	137,693
4.500%	07/15/44		305	233,502
6.375%	09/15/17		730	765,494
8.700%	03/15/19		350	397,653
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22	(a)	44	33,440
5.375%	11/01/21		80	64,000
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		128	121,912
4.750%	04/15/43		65	54,320
6.900%	09/15/18		150	164,793
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.,
Gtd. Notes
7.750%	01/15/21		36	7,177
Baytex Energy Corp. (Canada),
Gtd. Notes, 144A
5.125%	06/01/21		12	8,070
5.625%	06/01/24		12	8,040
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22	(a)	119	79,730
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		33	22,770
Bonanza Creek Energy, Inc.,
Gtd. Notes
5.750%	02/01/23		119	61,880
6.750%	04/15/21		201	121,605
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.750%	05/10/23		765	718,327
3.245%	05/06/22		905	893,721
3.814%	02/10/24		250	249,869
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
7.875%	04/15/22		161	28,980
8.625%	10/15/20		495	99,000
California Resources Corp.,
Gtd. Notes
5.500%	09/15/21	(a)	30	9,450
Sec’d. Notes, 144A
8.000%	12/15/22		78	41,047
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		339	325,782
Canadian Oil Sands Ltd. (Canada),
Gtd. Notes, 144A
6.000%	04/01/42		173	138,413
Carrizo Oil & Gas, Inc.,
Gtd. Notes
7.500%	09/15/20		89	77,764

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.000%	08/15/22		28	$24,833
4.450%	09/15/42	(a)	47	34,266
6.750%	11/15/39		168	159,749
Chaparral Energy, Inc.,
Gtd. Notes
7.625%	11/15/22		122	28,060
8.250%	09/01/21		46	11,040
9.875%	10/01/20		122	30,500
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22		175	85,750
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		45	42,970
2.419%	11/17/20		565	561,822
3.191%	06/24/23		73	73,388
3.326%	11/17/25		530	533,644
Cimarex Energy Co.,
Gtd. Notes
4.375%	06/01/24		25	22,179
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
1.125%	05/09/16		200	199,663
3.000%	05/09/23		285	266,751
CNOOC Finance 2015 Australia Pty Ltd. (China),
Gtd. Notes
2.625%	05/05/20	(a)	200	195,511
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19		153	22,950
9.500%	06/15/20		100	17,250
Sr. Sec’d. Notes, 144A
10.000%	03/15/20	(a)	187	86,020
ConocoPhillips,
Sr. Unsec’d. Notes
6.650%	07/15/18		250	276,403
ConocoPhillips Co.,
Gtd. Notes
3.350%	05/15/25		350	316,289
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		865	990,763
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21		157	147,187
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23		300	96,564
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22		175	148,756
5.000%	06/15/45	(a)	815	617,691
6.300%	01/15/19		160	164,848
7.950%	04/15/32		150	155,003
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	11/01/43		125	75,886

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Encana Corp. (Canada),
Sr. Unsec’d. Notes
5.150%	11/15/41		715	$478,211
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/21	(a)	237	210,930
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.700%	10/01/40		250	224,365
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21	(a)	420	338,175
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23		172	162,946
4.100%	02/01/21		455	479,995
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
6.375%	06/15/23	(a)	119	59,500
7.750%	09/01/22		162	82,620
9.375%	05/01/20		579	369,113
Gulfport Energy Corp.,
Gtd. Notes
6.625%	05/01/23		10	8,350
7.750%	11/01/20		61	54,595
Halcon Resources Corp.,
Sec’d. Notes, 144A
8.625%	02/01/20	(a)	169	116,610
13.000%	02/15/22		231	78,540
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29		175	191,160
8.125%	02/15/19		210	238,009
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		345	286,350
5.750%	10/01/25		236	205,320
7.625%	04/15/21		28	26,880
Jones Energy Holdings LLC/Jones Energy Finance Corp.,
Gtd. Notes
6.750%	04/01/22		185	103,600
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31		130	140,253
Laredo Petroleum, Inc.,
Gtd. Notes
5.625%	01/15/22		41	35,670
7.375%	05/01/22		101	92,920
Legacy Reserves LP/Legacy Reserves Finance Corp.,
Gtd. Notes
6.625%	12/01/21		97	20,370
8.000%	12/01/20		115	24,150
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
8.625%	04/15/20		11	1,884
Sec’d. Notes, 144A
12.000%	12/15/20		200	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Matador Resources Co.,
Gtd. Notes
6.875%	04/15/23		54	$50,220
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		424	290,440
6.500%	03/15/21		42	29,400
7.000%	03/31/24		162	115,020
Memorial Production Partners LP/Memorial Production Finance Corp.,
Gtd. Notes
6.875%	08/01/22		58	17,400
7.625%	05/01/21		124	37,200
Memorial Resource Development Corp.,
Gtd. Notes
5.875%	07/01/22		80	70,000
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	(a)	235	193,114
5.000%	09/15/20		100	87,737
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.375%	01/01/26		200	165,500
Noble Energy, Inc.,
Gtd. Notes
5.625%	05/01/21		139	135,968
5.875%	06/01/22		148	140,793
5.875%	06/01/24		147	140,662
Sr. Unsec’d. Notes
5.250%	11/15/43		805	649,407
Noble Holding International Ltd.,
Gtd. Notes
3.950%	03/15/22		25	16,534
5.250%	03/15/42		169	93,704
Northern Oil and Gas, Inc.,
Sr. Unsec’d. Notes
8.000%	06/01/20		134	89,110
8.000%	06/01/20		26	17,290
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22	(a)	80	51,200
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23		406	382,104
Parker Drilling Co.,
Gtd. Notes
7.500%	08/01/20		51	38,760
Parsley Energy LLC/Parsley Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/22		283	270,265
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
7.000%	11/15/23		46	44,850
PBF Logistics LP/PBF Logistics Finance Corp.,
Gtd. Notes
6.875%	05/15/23		119	108,290
Penn Virginia Corp.,
Gtd. Notes
7.250%	04/15/19		184	24,840
8.500%	05/01/20		115	18,113

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.375%	05/20/23	(a)	140	$92,400
5.375%	01/27/21	(a)	120	89,400
7.875%	03/15/19		220	194,700
Petro-Canada (Canada),
Sr. Unsec’d. Notes
6.050%	05/15/18		186	199,379
7.875%	06/15/26		130	164,654
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.625%	06/15/35		150	134,063
Phillips 66,
Gtd. Notes
2.950%	05/01/17		54	54,734
4.300%	04/01/22		43	44,238
4.875%	11/15/44		685	611,132
Precision Drilling Corp. (Canada),
Gtd. Notes
5.250%	11/15/24		44	29,920
6.500%	12/15/21		29	22,330
6.625%	11/15/20		71	55,380
Rice Energy, Inc.,
Gtd. Notes, 144A
7.250%	05/01/23		80	58,400
RSP Permian, Inc.,
Gtd. Notes
6.625%	10/01/22		29	26,680
Gtd. Notes, 144A
6.625%	10/01/22		20	18,400
Samson Investment Co.,
Gtd. Notes(i)
9.750%	02/15/20		421	842
Sanchez Energy Corp.,
Gtd. Notes
6.125%	01/15/23	(a)	209	112,860
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21		250	26,250
Seven Generations Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
8.250%	05/15/20		230	207,000
Seventy Seven Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/15/22		23	3,623
Shell International Finance BV (Netherlands),
Gtd. Notes
1.625%	11/10/18		990	984,540
4.375%	03/25/20		805	864,595
4.550%	08/12/43	(a)	725	704,718
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes, 144A
4.375%	10/17/23		249	257,479
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24	(a)	75	48,750
5.625%	06/01/25	(a)	47	31,020
6.500%	01/01/23		202	148,470

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Statoil ASA (Norway),
Gtd. Notes
1.150%	05/15/18		201	$197,694
1.200%	01/17/18		54	53,475
2.450%	01/17/23		155	146,932
2.650%	01/15/24		214	200,172
3.150%	01/23/22		77	76,764
4.250%	11/23/41		61	57,473
Stone Energy Corp.,
Gtd. Notes
7.500%	11/15/22		115	37,950
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.950%	12/01/34		150	150,292
6.100%	06/01/18		100	107,556
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A
5.500%	08/01/20		56	53,060
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.850%	02/01/37		20	16,655
7.750%	06/01/19		145	156,252
Talos Production LLC/Talos Production Finance, Inc.,
Gtd. Notes, 144A
9.750%	02/15/18		123	52,890
Tosco Corp.,
Gtd. Notes
7.800%	01/01/27		150	183,224
8.125%	02/15/30		150	187,532
Total Capital Canada Ltd. (France),
Gtd. Notes
2.750%	07/15/23		273	261,958
Total Capital International SA (France),
Gtd. Notes
1.550%	06/28/17		94	94,240
2.700%	01/25/23		776	743,913
3.700%	01/15/24		120	121,625
3.750%	04/10/24		111	112,742
Transocean, Inc.,
Gtd. Notes
4.300%	10/15/22		56	29,680
6.500%	11/15/20	(a)	180	124,200
6.875%	12/15/21	(a)	495	319,893
Ultra Petroleum Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/18		50	12,000
6.125%	10/01/24		125	28,437
Unit Corp.,
Gtd. Notes
6.625%	05/15/21		104	74,880
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19		10	7,550

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		142	$93,720
6.000%	01/15/22	(a)	47	32,900
7.500%	08/01/20		10	8,100

				27,077,696

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	10/01/22		40	32,600
Halliburton Co.,
Sr. Unsec’d. Notes
2.700%	11/15/20		300	296,534
3.500%	08/01/23		214	210,024
5.000%	11/15/45	(a)	275	271,849
8.750%	02/15/21		130	160,832
Sr. Unsec’d. Notes, 144A
7.600%	08/15/2096		90	111,496
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
1.350%	12/01/17		44	43,054
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23		155	157,252
Gtd. Notes, 144A
3.300%	09/14/21		105	104,983
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22		203	146,160
5.950%	04/15/42		37	25,993
9.875%	03/01/39		150	129,750
Western Refining Logistics LP/WNRL Finance Corp.,
Gtd. Notes
7.500%	02/15/23		18	17,190

				1,707,717

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20	(a)	700	721,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
6.000%	06/30/21	(a)	200	186,500
Sr. Sec’d. Notes, 144A
3.512%(c)	12/15/19		200	195,500
Ball Corp.,
Gtd. Notes
5.250%	07/01/25	(a)	10	10,225
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II (New Zealand),
Gtd. Notes, 144A
5.625%	12/15/16	(a)	120	118,650
Novelis, Inc.,
Gtd. Notes
8.750%	12/15/20		138	126,615
Pactiv LLC,
Sr. Unsec’d. Notes
8.375%	04/15/27		64	59,520

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Packaging & Containers (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand),
Gtd. Notes
9.000%	04/15/19		500	$492,500
9.875%	08/15/19		190	191,425
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24		50	50,000
6.500%	12/01/20		70	77,175

				2,229,110

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.750%	11/06/17		274	273,468
2.900%	11/06/22		440	425,673
3.600%	05/14/25		1,475	1,455,729
Actavis Funding SCS,
Gtd. Notes
2.350%	03/12/18		622	622,648
3.000%	03/12/20		1,140	1,139,094
3.450%	03/15/22		555	555,605
3.850%	06/15/24		425	425,757
4.750%	03/15/45		130	126,756
4.850%	06/15/44		215	212,725
Actavis, Inc.,
Gtd. Notes
1.875%	10/01/17		1,015	1,013,791
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
3.375%	11/16/25		1,295	1,285,622
Baxalta, Inc.,
Sr. Unsec’d. Notes, 144A
4.000%	06/23/25	(a)	1,220	1,207,321
Capsugel SA,
Sr. Unsec’d. Notes, PIK, 144A
7.000%	05/15/19	(a)	40	39,000
Endo Finance LLC,
Gtd. Notes, 144A
5.750%	01/15/22		20	19,400
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
5.875%	01/15/23		30	29,400
Express Scripts Holding Co.,
Gtd. Notes
2.650%	02/15/17		305	307,995
4.750%	11/15/21		1,135	1,217,015
Forest Laboratories LLC,
Gtd. Notes, 144A
4.875%	02/15/21		560	606,369
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.850%	05/08/22		1,140	1,148,856
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22		464	441,779
2.850%	03/15/23		500	479,678
Medco Health Solutions, Inc.,
Gtd. Notes
4.125%	09/15/20		540	566,513

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.350%	02/10/22		695	$682,391
2.400%	09/15/22		82	80,350
3.700%	02/10/45		205	189,307
Mylan, Inc.,
Gtd. Notes
2.600%	06/24/18		480	476,309
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.400%	09/21/22		180	177,218
Perrigo Finance PLC,
Gtd. Notes
3.900%	12/15/24		690	665,748
Quintiles Transnational Corp.,
Gtd. Notes, 144A
4.875%	05/15/23		90	90,450
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes
2.950%	12/18/22		236	225,934
3.650%	11/10/21		151	153,132
Teva Pharmaceutical Finance IV LLC (Israel),
Gtd. Notes
2.250%	03/18/20		435	420,935
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.375%	10/15/20		60	57,900
7.000%	10/01/20		100	99,750
7.250%	07/15/22		645	630,487
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20		120	112,800
5.500%	03/01/23		55	48,400
5.875%	05/15/23		735	655,987
6.125%	04/15/25		238	212,415
6.750%	08/15/18	(a)	165	163,515
7.500%	07/15/21		530	528,675
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.875%	02/01/18		52	51,305

				19,323,202

Pipelines — 0.7%
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18		175	168,358
4.150%	07/01/23		74	63,403
4.875%	02/01/21		150	145,900
5.850%	11/15/43		50	38,621
Enable Midstream Partners LP,
Gtd. Notes
3.900%	05/15/24		665	508,351
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
3.600%	02/01/23		857	705,451
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23		250	226,065
3.750%	02/15/25	(a)	1,160	1,061,060

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
3.900%	02/15/24		1,235	$1,152,265
5.200%	09/01/20	(a)	595	624,040
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.750%	08/01/22	(a)	25	21,250
Gulf South Pipeline Co. LP,
Sr. Unsec’d. Notes
4.000%	06/15/22		250	223,268
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23		980	812,533
5.000%	08/15/42		490	361,530
5.000%	03/01/43		470	348,177
5.400%	09/01/44		340	256,947
Kinder Morgan Finance Co. LLC,
Gtd. Notes, 144A
6.000%	01/15/18		23	23,190
Kinder Morgan, Inc.,
Gtd. Notes
7.000%	06/15/17		81	83,440
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		300	299,911
5.150%	10/15/43		72	61,739
6.400%	07/15/18		250	269,281
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16		430	430,745
4.900%	03/15/25	(a)	1,402	1,180,818
6.650%	10/01/36		150	123,996
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24		715	573,597
5.750%	01/15/20		1,320	1,305,566
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23		45	38,931
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	04/15/23	(a)	100	87,750
Sr. Sec’d. Notes, 144A
5.625%	03/01/25		41	34,696
Spectra Energy Capital LLC,
Gtd. Notes
5.650%	03/01/20	(a)	540	567,358
6.200%	04/15/18		380	402,200
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18		46	45,198
5.950%	09/25/43		38	36,286
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		405	350,276
5.300%	04/01/44		1,000	744,229
5.350%	05/15/45		380	282,183
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
5.875%	10/01/20		175	167,125
6.125%	10/15/21		250	237,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	185	$164,435
Texas Gas Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.500%	02/01/21	645	611,217
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.500%	08/01/22	70	64,264
3.750%	10/16/23	80	78,730
7.125%	01/15/19	250	278,485
Transcanada Trust (Canada),
Gtd. Notes
5.625%(c)	05/20/75	86	79,514
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25	235	197,220
5.375%	06/01/21	198	200,412
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
7.875%	09/01/21	40	36,000
Williams Partners LP,
Sr. Unsec’d. Notes
3.600%	03/15/22	830	652,728
4.000%	09/15/25	760	569,058
5.100%	09/15/45	135	88,845
Williams Partners LP/ACMP Finance Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23	650	526,932

			17,611,074

Real Estate
Prologis LP,
Gtd. Notes
3.750%	11/01/25	205	203,354
4.250%	08/15/23	610	641,839

			845,193

Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.,
Sr. Unsec’d. Notes
3.450%	09/15/21	1,040	1,045,098
3.500%	01/31/23	110	107,516
4.000%	06/01/25	305	299,799
American Tower Trust I,
First Lien, 144A
1.551%	03/15/43	233	227,531
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	760	775,559
4.125%	05/15/21	200	209,480
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.875%	08/15/22	455	452,910
Communications Sales & Leasing, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23	305	257,725
Sr. Sec’d. Notes, 144A
6.000%	04/15/23	15	14,175

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Corrections Corp. of America,
Gtd. Notes
4.625%	05/01/23		575	$554,875
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22	(a)	40	41,500
5.250%	01/15/23		80	84,100
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21		1,095	1,086,065
Duke Realty LP,
Gtd. Notes
3.875%	02/15/21		385	392,554
4.375%	06/15/22		126	129,842
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21		28	29,120
Equinix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/20		72	74,844
5.375%	01/01/22		13	13,325
5.375%	04/01/23		80	81,600
5.750%	01/01/25		35	35,787
Equity Commonwealth,
Sr. Unsec’d. Notes
5.875%	09/15/20		240	257,927
6.650%	01/15/18		320	338,679
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21		36	39,070
5.375%	08/01/16		100	102,285
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23		250	236,875
5.875%	01/15/22		250	246,250
HCP, Inc.,
Sr. Unsec’d. Notes
2.625%	02/01/20		503	495,246
3.750%	02/01/19		1,655	1,707,379
3.875%	08/15/24		79	76,569
4.000%	12/01/22		830	826,163
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24		25	24,125
6.000%	08/15/23		48	49,680
Gtd. Notes, 144A
6.000%	10/01/20		10	10,550
iStar, Inc.,
Sr. Unsec’d. Notes
3.875%	07/01/16		40	39,900
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.125%	06/01/23		865	837,476
3.200%	05/01/21	(a)	580	580,622
Liberty Property LP,
Sr. Unsec’d. Notes
3.375%	06/15/23		375	355,662
4.400%	02/15/24		350	354,764

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/21		38	$38,665
5.000%	04/15/23		250	250,000
Simon Property Group LP,
Sr. Unsec’d. Notes
3.500%	09/01/25	(a)	545	551,775
4.125%	12/01/21		54	57,562
6.750%	02/01/40		100	131,912
UDR, Inc.,
Gtd. Notes, MTN
4.000%	10/01/25		135	136,286
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.250%	03/01/22		1,245	1,283,533
4.750%	06/01/21		370	394,054
Weingarten Realty Investors,
Sr. Unsec’d. Notes
4.450%	01/15/24		282	288,943
Welltower, Inc.,
Sr. Unsec’d. Notes
3.750%	03/15/23		290	284,773
4.000%	06/01/25	(a)	305	300,018
4.500%	01/15/24		293	299,746

				16,509,894

Retail — 0.5%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
6.000%	04/01/22	(a)	320	329,600
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	12/01/23		295	300,790
Claire’s Stores, Inc.,
Sec’d. Notes
8.875%	03/15/19		209	48,070
Sr. Sec’d. Notes, 144A
6.125%	03/15/20		47	25,380
9.000%	03/15/19	(a)	553	334,565
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		135	131,531
3.875%	07/20/25	(a)	475	484,775
4.000%	12/05/23	(a)	910	945,689
4.875%	07/20/35		620	640,144
5.125%	07/20/45	(a)	475	500,380
CVS Pass-Through Trust, Pass-Through Certificates
6.943%	01/10/30		219	250,465
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes
6.500%	05/01/21		69	58,650
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21		235	248,604
Guitar Center, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	04/15/19	(a)	44	36,960

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.350%	09/15/25	(a)	205	$209,482
3.750%	02/15/24		810	862,304
4.250%	04/01/46	(a)	255	260,684
J.C. Penney Corp., Inc.,
Gtd. Notes
8.125%	10/01/19		4	3,620
Kohl’s Corp.,
Sr. Unsec’d. Notes
5.550%	07/17/45		290	269,902
L Brands, Inc.,
Gtd. Notes
6.625%	04/01/21		500	553,750
Landry’s, Inc.,
Gtd. Notes, 144A
9.375%	05/01/20		11	11,577
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.375%	09/15/45		285	292,918
4.650%	04/15/42		130	137,508
5.125%	11/15/41		49	54,254
5.500%	10/15/35		100	116,511
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23		74	67,063
4.300%	02/15/43		295	226,467
5.125%	01/15/42		21	18,052
6.700%	07/15/34		130	135,066
7.450%	07/15/17		400	432,191
McDonald’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/09/20		100	99,931
Sr. Unsec’d. Notes, MTN
2.100%	12/07/18		115	115,074
3.700%	02/15/42		345	288,589
4.700%	12/09/35		100	99,630
4.875%	12/09/45		260	261,584
Michaels Stores, Inc.,
Gtd. Notes, 144A
5.875%	12/15/20		300	310,125
Nebraska Book Holdings, Inc.,
Sr. Sec’d. Notes, 144A
15.000%	06/30/16		28	27,225
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, PIK, 144A
8.750%	10/15/21		150	93,000
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29		23	20,355
7.750%	06/15/26		11	10,120
8.000%	05/01/31		62	56,420
8.700%	05/01/30		5	4,725
Party City Holdings, Inc.,
Gtd. Notes, 144A
6.125%	08/15/23		10	9,700
Petco Animal Supplies, Inc.,
Gtd. Notes, 144A
9.250%	12/01/18		150	153,937

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Radio Systems Corp.,
Sec’d. Notes, 144A
8.375%	11/01/19		55	$57,063
Real Mex Restaurants, Inc.,
Notes
11.000%	01/01/40		202	201,849
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20		150	158,625
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20		650	679,250
Walgreen Co.,
Gtd. Notes
3.100%	09/15/22		162	156,886
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
3.800%	11/18/24		1,100	1,067,185
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.000%	04/11/43		605	587,508
4.300%	04/22/44	(a)	175	178,406
5.000%	10/25/40		650	715,036

				13,339,175

Semiconductors — 0.2%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
6.750%	03/01/19		214	155,150
7.000%	07/01/24		113	73,450
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22		625	607,813
Entegris, Inc.,
Gtd. Notes, 144A
6.000%	04/01/22		20	20,250
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/22		95	99,513
Intel Corp.,
Sr. Unsec’d. Notes
3.100%	07/29/22		80	81,577
3.300%	10/01/21		83	85,973
4.800%	10/01/41		150	156,372
4.900%	07/29/45		650	687,025
Micron Technology, Inc.,
Gtd. Notes
5.875%	02/15/22		249	242,153
Sr. Unsec’d. Notes
5.500%	02/01/25		30	26,100
Sr. Unsec’d. Notes, 144A
5.250%	08/01/23		47	42,183
5.250%	01/15/24		258	227,040
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.600%	06/15/17		440	472,835
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
5.750%	02/15/21	(a)	300	312,000

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Semiconductors (continued)
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
4.800%	05/20/45		1,080	$959,590
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A
4.875%	10/15/23		258	250,905
5.000%	10/01/25		46	44,965

				4,544,894

Software — 0.4%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21		595	599,463
6.125%	11/01/23		87	87,544
Emdeon, Inc.,
Gtd. Notes
11.000%	12/31/19		210	218,925
Gtd. Notes, 144A
6.000%	02/15/21		55	51,150
First Data Corp.,
Sec’d. Notes, 144A
5.750%	01/15/24		525	517,125
8.750%	01/15/22		595	621,686
Sr. Sec’d. Notes, 144A
5.375%	08/15/23	(a)	104	104,520
6.750%	11/01/20		105	110,119
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20	(a)	250	257,500
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, PIK, 144A
7.125%	05/01/21		270	195,075
Infor US, Inc.,
Gtd. Notes, 144A
6.500%	05/15/22		500	422,500
Sr. Sec’d. Notes, 144A
5.750%	08/15/20		5	5,037
Interface Security Systems Holdings, Inc./Interface Security Systems LLC,
Sec’d. Notes
9.250%	01/15/18		112	109,760
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17		280	293,364
Microsoft Corp.,
Sr. Unsec’d. Notes
0.875%	11/15/17		31	30,886
2.000%	11/03/20		510	510,143
3.500%	11/15/42		675	594,242
3.625%	12/15/23		245	257,462
3.750%	02/12/45		730	672,633
4.450%	11/03/45		650	670,295
MSCI, Inc.,
Gtd. Notes, 144A
5.250%	11/15/24		54	54,810
Open Text Corp. (Canada),
Gtd. Notes, 144A
5.625%	01/15/23		20	19,800

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
Oracle Corp.,
Sr. Unsec’d. Notes
2.375%	01/15/19		242	$245,737
2.500%	05/15/22		1,025	1,006,051
2.500%	10/15/22		1,500	1,464,851
3.625%	07/15/23		570	589,597
4.500%	07/08/44		470	472,881
6.125%	07/08/39		125	151,151
6.500%	04/15/38		200	250,819

				10,585,126

Storage/Warehousing
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20		70	72,450

Telecommunications — 1.3%
Alcatel-Lucent USA, Inc. (France),
Sr. Unsec’d. Notes
6.450%	03/15/29	(a)	71	71,887
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		400	395,000
Altice Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25		200	172,500
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20		170	184,472
Sr. Unsec’d. Notes
3.125%	07/16/22		400	393,047
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	02/15/22		660	646,983
3.400%	05/15/25		160	153,774
3.875%	08/15/21		1,505	1,552,666
4.300%	12/15/42	(a)	3,098	2,647,229
4.350%	06/15/45		188	160,829
4.450%	05/15/21		790	840,840
5.350%	09/01/40		273	269,647
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21		79	26,860
Sr. Sec’d. Notes, 144A
7.000%	04/01/19		250	185,000
9.000%	04/01/19		180	138,150
BellSouth LLC,
Sr. Unsec’d. Notes
6.550%	06/15/34		400	418,494
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
1.625%	06/28/16		200	200,249
9.625%	12/15/30		100	145,915
Centurylink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/20	(a)	10	9,887
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25		60	50,700
5.800%	03/15/22		500	458,250

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20		30	$30,675
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
3.625%	03/04/24		1,175	1,225,846
5.500%	01/15/40		200	234,548
CommScope Technologies Finance LLC,
Sr. Unsec’d. Notes, 144A
6.000%	06/15/25		500	481,250
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		22	21,093
5.500%	06/15/24		62	58,900
Sr. Sec’d. Notes, 144A
4.375%	06/15/20		38	38,285
Consolidated Communications, Inc.,
Gtd. Notes
6.500%	10/01/22		70	58,800
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30		300	415,932
Gtd. Notes, 144A
2.250%	03/06/17	(a)	150	150,934
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		378	389,340
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21		60	50,850
7.125%	03/15/19		200	199,980
8.250%	04/15/17		24	25,200
8.500%	04/15/20		63	63,157
8.750%	04/15/22		123	113,775
9.250%	07/01/21		78	76,635
Sr. Unsec’d. Notes, 144A
11.000%	09/15/25		282	279,180
GCI, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21		151	153,265
Goodman Networks, Inc.,
Sr. Sec’d. Notes
12.125%	07/01/18		250	67,500
Intelsat Jackson Holdings SA (LX),
Gtd. Notes
5.500%	08/01/23		136	106,760
6.625%	12/15/22	(a)	310	197,625
7.250%	04/01/19		121	111,017
7.250%	10/15/20	(a)	705	616,875
7.500%	04/01/21		510	443,700
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
7.750%	06/01/21		105	49,087
Level 3 Financing, Inc.,
Gtd. Notes
4.101%(c)	01/15/18		55	55,206
5.625%	02/01/23		436	444,720
6.125%	01/15/21		285	294,975
7.000%	06/01/20		77	80,465

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Gtd. Notes, 144A
5.125%	05/01/23		350	$347,375
Nippon Telegraph & Telephone Corp. (Japan),
General Ref. Mortgage
1.400%	07/18/17		124	123,530
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39		21	21,486
Orange SA (France),
Sr. Unsec’d. Notes
2.750%	09/14/16		87	87,977
5.500%	02/06/44		315	334,433
9.000%	03/01/31		180	254,058
Qwest Capital Funding, Inc.,
Gtd. Notes
6.875%	07/15/28		72	56,160
7.750%	02/15/31		21	17,797
Qwest Corp.,
Sr. Unsec’d. Notes
7.250%	09/15/25		25	26,594
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.100%	10/01/23	(a)	213	219,470
5.450%	10/01/43		118	124,087
8.750%	05/01/32		185	250,098
SoftBank Group Corp. (Japan),
Gtd. Notes, 144A
4.500%	04/15/20		200	199,000
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	(a)	60	41,850
6.900%	05/01/19		38	30,970
8.750%	03/15/32		886	664,500
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		354	354,885
9.000%	11/15/18		508	534,670
Sr. Unsec’d. Notes
7.000%	08/15/20		110	84,975
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	140	100,975
7.250%	09/15/21		52	39,244
7.625%	02/15/25		141	102,930
7.875%	09/15/23		1,301	977,051
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18		206	209,997
5.134%	04/27/20		388	423,640
5.462%	02/16/21		45	50,293
6.421%	06/20/16		150	153,447
T-Mobile USA, Inc.,
Gtd. Notes
6.250%	04/01/21	(a)	57	58,710
6.375%	03/01/25		130	131,300
6.500%	01/15/24		10	10,200
6.500%	01/15/26		101	101,958
6.625%	04/01/23		138	140,760
6.633%	04/28/21		555	575,813

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
6.731%	04/28/22		298	$310,665
6.836%	04/28/23		51	52,785
UPCB Finance V Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21		135	143,437
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	02/21/20		66	66,229
3.500%	11/01/24	(a)	585	577,805
3.850%	11/01/42		412	336,763
4.500%	09/15/20		763	819,773
4.522%	09/15/48		115	102,844
4.672%	03/15/55		106	92,029
4.862%	08/21/46		4,571	4,327,485
5.150%	09/15/23		675	742,045
6.400%	09/15/33		14	15,950
6.550%	09/15/43		385	457,076
Verizon Maryland LLC,
Gtd. Notes
5.125%	06/15/33		345	341,375
Verizon Pennsylvania LLC,
Gtd. Notes
8.350%	12/15/30		500	597,203
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.375%	04/15/21		450	464,625
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.625%	03/20/17		200	199,698
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
7.375%	04/23/21		300	283,500
Windstream Services LLC,
Gtd. Notes
6.375%	08/01/23	(a)	40	28,800
7.500%	06/01/22		125	95,938
7.500%	04/01/23	(a)	515	387,435
7.750%	10/01/21		500	393,437

				33,345,084

Transportation — 0.3%
Air Medical Merger Sub Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23		215	191,350
Bluewater Holding BV (Netherlands),
Gtd. Notes, 144A
10.000%	12/10/19		200	103,000
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.100%	06/01/21		725	764,143
4.150%	04/01/45		1,080	978,833
4.375%	09/01/42		88	83,203
4.450%	03/15/43		140	133,115
5.400%	06/01/41		115	125,024
5.750%	03/15/18		600	647,737
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
4.500%	01/15/22		200	212,711
6.125%	09/15/15		32	32,415

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Transportation (continued)
7.125%	10/15/31		150	$185,745
CSX Corp.,
Sr. Unsec’d. Notes
4.250%	06/01/21		65	68,740
7.375%	02/01/19		100	114,462
FedEx Corp.,
Gtd. Notes
4.100%	02/01/45		400	356,436
Jack Cooper Holdings Corp.,
Sr. Sec’d. Notes, 144A
10.250%	06/01/20		142	117,860
JB Hunt Transport Services, Inc.,
Gtd. Notes
3.300%	08/15/22		780	772,476
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21		36	31,680
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	11/15/21		19	16,577
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	01/15/22		133	66,500
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay),
Gtd. Notes, 144A
7.250%	05/01/22		101	66,155
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.903%	02/15/23		342	330,304
3.850%	01/15/24		292	297,352
5.590%	05/17/25		74	84,611
6.000%	05/23/2111		184	192,537
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	03/01/17		111	111,742
3.500%	06/01/17		516	527,160
3.600%	03/01/16		82	82,321
Ultrapetrol Bahamas Ltd. (Bahamas),
Sr. Sec’d. Notes
8.875%	06/15/21	(a)	174	17,400
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.821%	02/01/44		246	267,474
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.450%	10/01/22		71	70,231

				7,049,294

Trucking & Leasing
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22		775	752,515

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Water
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24			300	$314,902
4.300%	12/01/42			46	46,558

					361,460

TOTAL CORPORATE BONDS (cost $505,668,390)					490,002,990

FOREIGN GOVERNMENT BONDS — 0.4%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25			200	161,000
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
5.500%	11/01/22		EUR	4,500	6,302,196
Sr. Unsec’d. Notes
3.500%	03/01/30		EUR	2,000	2,571,360
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23	(a)		740	749,620
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			302	275,122
Province of Quebec (Canada),
Notes, MTN
6.350%	01/30/26			120	149,811

TOTAL FOREIGN GOVERNMENT BONDS (cost $10,124,690)					10,209,109

MUNICIPAL BONDS — 0.1%
California
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
6.582%	05/15/39			175	224,129
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39			180	251,507

					475,636

New York — 0.1%
New York State Dormitory Authority,
Revenue Bonds, BABs
5.600%	03/15/40			150	181,361
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62			265	252,322
5.647%	11/01/40			220	260,324
5.647%	11/01/40			60	70,997

					765,004

Ohio
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.499%	02/15/50			150	200,377

TOTAL MUNICIPAL BONDS (cost $1,309,294)					1,441,017

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.0%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 5A1
3.057%(c)	09/25/35	108	$95,397
Alternative Loan Trust,
Series 2003-13T1, Class A10
4.000%	08/25/33	2	2,064
Series 2005-J6, Class 2A1
5.500%	07/25/25	25	25,835
American Home Mortgage Assets Trust,
Series 2006-2, Class 2A1
0.612%(c)	09/25/46	476	338,106
Banc of America Alternative Loan Trust,
Series 2003-5, Class 2A1
5.000%	07/25/18	135	136,837
Series 2003-7, Class 2A4
5.000%	09/25/18	123	123,828
Series 2003-11, Class 2A1
6.000%	01/25/34	202	209,929
Series 2004-1, Class 1A1
6.000%	02/25/34	147	156,056
Series 2004-6, Class 4A1
5.000%	07/25/19	158	162,349
Series 2004-7, Class 3A1
6.000%	08/25/34	233	240,776
Banc of America Funding Trust,
Series 2005-1, Class 1A1
5.500%	02/25/35	308	310,457
Series 2005-7, Class 30PO, PO
7.040%(s)	11/25/35	55	44,220
Series 2006-1, Class 2A1
5.500%	01/25/36	27	27,422
Series 2006-D, Class 5A2
4.732%(c)	05/20/36	31	27,705
Series 2014-R7, Class 1A1, 144A
0.344%(c)	05/26/36	164	147,834
Series 2014-R7, Class 2A1, 144A
0.334%(c)	09/26/36	87	81,057
Series 2015-R1, Class A1, 144A
0.411%(c)	05/26/37	179	164,663
Banc of America Mortgage Trust,
Series 2003-3, Class 1A7
5.500%	05/25/33	277	284,451
Series 2004-5, Class 3A3
5.000%	06/25/19	113	114,331
Series 2004-C, Class 2A1
2.691%(c)	04/25/34	233	233,107
Series 2004-D, Class 2A1
2.718%(c)	05/25/34	6	5,480
Series 2004-D, Class 2A2
2.718%(c)	05/25/34	44	43,637
Series 2007-3, Class 1A1
6.000%	09/25/37	188	170,058
BCAP LLC Trust,
Series 2013-RR12, Class 2A7, 144A
0.331%(c)	05/26/37	100	97,227
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
2.512%(c)	07/25/33	152	152,144

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-12, Class 22A1
2.257%(c)	02/25/36	132	$121,912
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A1
5.750%	10/25/34	193	195,536
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A1
2.717%(c)	07/25/37	559	563,432
CHL Mortgage Pass-Through Trust,
Series 2007-5, Class A6
0.772%(c)	05/25/37	46	35,420
Citicorp Mortgage Securities Trust,
Series 2006-5, Class 1A3
6.000%	10/25/36	103	100,799
Series 2007-5, Class 1A9
6.000%	06/25/37	435	447,015
Citigroup Mortgage Loan Trust,
Series 2006-4, Class 1A1
5.500%	12/25/35	52	51,515
Series 2008-AR4, Class 1A1A, 144A
2.745%(c)	11/25/38	253	252,661
Series 2010-8, Class 5A6, 144A
4.000%	11/25/36	67	67,845
Series 2010-8, Class 6A6, 144A
4.500%	12/25/36	59	59,537
Series 2013-11, Class 1A4, 144A
0.364%(c)	10/25/46	89	86,445
Series 2014-10, Class 1A1, 144A
0.356%(c)	11/25/36	86	76,542
Series 2014-10, Class 3A1, 144A
0.420%(c)	07/25/36	107	98,299
Series 2014-10, Class 4A1, 144A
0.390%(c)	02/25/37	131	118,724
Series 2014-10, Class 5A1, 144A
0.371%(c)	06/25/36	81	74,139
Series 2014-11, Class 4A1, 144A
0.321%(c)	07/25/36	90	80,438
Series 2014-12, Class 1A4, 144A
0.346%(c)	08/25/36	309	280,585
Series 2014-12, Class 2A4, 144A
4.303%(c)	02/25/37	83	81,329
Series 2014-C, Class A, 144A
3.250%(c)	02/25/54	167	159,855
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.250%	09/25/33	129	128,888
Series 2005-2, Class 2A11
5.500%	05/25/35	202	210,044
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.500%	04/25/36	364	329,170
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-4, Class A13
5.250%	05/25/34	88	88,563
Series 2004-5, Class 2A9
5.250%	05/25/34	368	371,029

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR24, Class 2A4
2.624%(c)	10/25/33		173	$171,660
Series 2004-AR5, Class 7A2
2.415%(c)	06/25/34		105	102,490
Series 2005-5, Class 1A1
5.000%	07/25/20		137	136,782
Credit Suisse Mortgage Trust,
Series 2011-12R, Class 3A1, 144A
2.303%(c)	07/27/36		73	72,108
Series 2014-10R, Class 4A1, 144A
0.364%(c)	12/27/36		73	69,970
Series 2014-11R, Class 8A1, 144A
0.534%(c)	04/27/37		52	50,269
Series 2014-11R, Class 9A1, 144A
0.334%(c)	10/27/36		212	200,501
Series 2015-3R, Class 5A1, 144A
0.344%(c)	09/29/36		206	197,314
Deutsche ALT-A Securities, Inc./Alternate Loan Trust,
Series 2005-1, Class 1A1
0.922%(c)	02/25/35		44	40,781
Series 2005-1, Class 2A1
5.830%(c)	02/25/20		26	26,940
Deutsche Mortgage Securities, Inc.,
Series 2007-WM1, Class A1, 144A
4.247%(c)	06/27/37		260	259,434
Fannie Mae Connecticut Avenue Securities,
Series 2015-C04, Class 1M2
6.122%(c)	04/25/28	(x)	207	210,881
Fannie Mae Grantor Trust,
Series 2001-T10, Class A1
7.000%	12/25/41		758	889,392
Series 2002-T1, Class A2
7.000%	11/25/31		522	615,465
Series 2002-T4, Class A2
7.000%	12/25/41		580	661,299
Series 2004-T1, Class 1A1
6.000%	01/25/44		526	594,013
Fannie Mae Interest Strip,
Series 293, Class 1, PO
1.738%(s)	12/25/24		226	214,633
Series 369, Class 12, IO
5.500%(c)	05/25/36		805	146,478
Series 383, Class 60, IO
6.500%	10/25/37		197	41,001
Series 416, Class A300
3.000%	11/25/42		2,312	2,295,912
Series 417, Class C11, IO
2.500%	02/25/28		5,844	547,363
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23		273	301,813
Series 1993-136, Class ZB
6.792%(c)	07/25/23		181	197,529
Series 1993-141, Class Z
7.000%	08/25/23		192	210,842
Series 1993-147, Class Z
7.000%	08/25/23		153	169,333

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 1994-29, Class Z
6.500%	02/25/24	286	$319,452
Series 1996-4, Class SA, IO
8.078%(c)	02/25/24	73	14,588
Series 1997-33, Class PA
8.500%	06/18/27	378	432,028
Series 1997-57, Class PN
5.000%	09/18/27	236	256,444
Series 2001-16, Class Z
6.000%	05/25/31	299	340,151
Series 2001-81, Class HE
6.500%	01/25/32	437	501,530
Series 2002-14, Class A1
7.000%	01/25/42	1,054	1,208,582
Series 2002-26, Class A2
7.500%	01/25/48	518	619,918
Series 2002-82, Class PE
6.000%	12/25/32	458	507,381
Series 2002-86, Class PG
6.000%	12/25/32	979	1,113,120
Series 2002-90, Class A2
6.500%	11/25/42	250	281,051
Series 2003-18, Class A1
6.500%	12/25/42	392	449,747
Series 2003-21, Class OU
5.500%	03/25/33	135	150,333
Series 2003-24, Class MZ
5.500%	04/25/33	545	594,136
Series 2003-48, Class GH
5.500%	06/25/33	2,312	2,594,420
Series 2003-64, Class KF
0.744%(c)	07/25/18	107	106,950
Series 2003-81, Class FC
0.822%(c)	08/25/17	26	25,903
Series 2004-36, Class SA
18.917%(c)	05/25/34	119	162,467
Series 2004-45, Class ZL
6.000%	10/25/32	420	463,090
Series 2004-60, Class PA
5.500%	04/25/34	136	142,930
Series 2004-61, Class NS, IO
7.278%(c)	08/25/34	31	7,651
Series 2004-68, Class LC
5.000%	09/25/29	429	475,292
Series 2004-72, Class S, IO
6.078%(c)	09/25/34	81	17,528
Series 2004-101, Class HD
5.000%	01/25/20	261	270,050
Series 2005-13, Class AS, IO
5.678%(c)	03/25/35	26	4,380
Series 2005-22, Class DA
5.500%	12/25/34	143	154,018
Series 2005-30, Class UG
5.000%	04/25/35	625	684,916
Series 2005-57, Class DI, IO
6.278%(c)	03/25/35	49	2,770
Series 2005-57, Class NK
21.116%(c)	07/25/35	81	100,632

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-84, Class XM
5.750%	10/25/35	160	$172,312
Series 2005-87, Class QZ
5.000%	10/25/35	415	438,398
Series 2005-97, Class PO, PO
2.643%(s)	11/25/35	940	910,911
Series 2005-102, Class PG
5.000%	11/25/35	1,357	1,483,145
Series 2005-110, Class GL
5.500%	12/25/35	562	653,607
Series 2006-2, Class LY
8.000%(c)	12/25/35	30	34,039
Series 2006-3, Class SB, IO
6.278%(c)	07/25/35	71	11,040
Series 2006-9, Class KZ
6.000%	03/25/36	664	747,171
Series 2006-20, Class IB, IO
6.168%(c)	04/25/36	526	87,913
Series 2006-23, Class NS
9.000%(c)	04/25/36	46	52,064
Series 2006-48, Class ND
6.250%	03/25/36	144	147,588
Series 2006-60, Class CO, PO
1.749%(s)	06/25/35	151	147,377
Series 2006-65, Class TE
5.500%	05/25/35	81	82,113
Series 2006-72, Class XI, IO
6.078%(c)	08/25/36	20	3,414
Series 2006-77, Class PC
6.500%	08/25/36	355	403,729
Series 2006-106, Class CS, IO
6.168%(c)	11/25/36	28	5,463
Series 2006-108, Class S, IO
6.778%(c)	11/25/36	43	11,725
Series 2006-109, Class SG, IO
6.208%(c)	11/25/36	47	7,272
Series 2006-125, Class SA, IO
6.298%(c)	01/25/37	83	12,126
Series 2007-32, Class SD, IO
5.688%(c)	04/25/37	43	7,108
Series 2007-37, Class SA, IO
5.698%(c)	05/25/37	55	8,830
Series 2007-46, Class PA
6.000%	04/25/37	171	181,958
Series 2007-58, Class SV, IO
6.328%(c)	06/25/37	516	87,216
Series 2007-79, Class PE
5.000%	08/25/37	1,987	2,106,829
Series 2007-88, Class MI, IO
6.098%(c)	09/25/37	34	7,237
Series 2007-88, Class XI, IO
6.118%(c)	06/25/37	10	1,703
Series 2007-102, Class SA, IO
5.978%(c)	11/25/37	1,117	180,183
Series 2008-34, Class GS, IO
6.028%(c)	05/25/38	27	4,382
Series 2008-41, Class S, IO
6.378%(c)	11/25/36	34	5,797

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2008-91, Class SI, IO
5.578%(c)	03/25/38	881	$111,337
Series 2008-95, Class AI, IO
5.000%	12/25/23	138	4,819
Series 2009-15, Class SA, IO
5.778%(c)	03/25/24	335	27,607
Series 2009-62, Class WA
5.566%(c)	08/25/39	1,056	1,188,410
Series 2009-112, Class ST, IO
5.828%(c)	01/25/40	1,109	177,808
Series 2009-112, Class SW, IO
5.828%(c)	01/25/40	729	116,897
Series 2010-10, Class NT
5.000%	02/25/40	1,290	1,453,254
Series 2010-19, Class MV
5.000%	02/25/21	717	760,477
Series 2010-35, Class SB, IO
5.998%(c)	04/25/40	458	87,792
Series 2010-43, Class CI, IO
4.500%	02/25/25	269	14,016
Series 2010-49, Class SC
12.218%(c)	03/25/40	218	266,989
Series 2010-54, Class PA
4.500%	04/25/39	4	3,950
Series 2010-64, Class DM
5.000%	06/25/40	339	371,021
Series 2011-18, Class UA
4.000%	08/25/38	92	93,341
Series 2011-22, Class MA
6.500%	04/25/38	424	466,984
Series 2011-39, Class ZA
6.000%	11/25/32	532	604,917
Series 2011-52, Class GB
5.000%	06/25/41	793	868,780
Series 2011-52, Class KB
5.500%	06/25/41	1,535	1,730,588
Series 2011-70, Class CL
3.000%	08/25/26	4	3,691
Series 2012-42, Class PS, IO
6.158%(c)	08/25/41	136	12,561
Series 2012-73, Class LS, IO
5.628%(c)	06/25/39	895	137,223
Series 2012-74, Class AS, IO
5.628%(c)	03/25/39	581	86,551
Series 2012-84, Class QS, IO
6.228%(c)	09/25/31	142	30,052
Series 2012-84, Class SQ, IO
6.228%(c)	08/25/32	90	21,632
Series 2012-87, Class NS, IO
5.628%(c)	02/25/39	383	67,766
Series 2012-94, Class KS, IO
6.228%(c)	05/25/38	296	64,374
Series 2012-94, Class SL, IO
6.278%(c)	05/25/38	259	56,924
Series 2012-98, Class SA, IO
5.628%(c)	05/25/39	400	66,770
Series 2012-104, Class QS, IO
5.678%(c)	03/25/39	129	22,728

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-107, Class QS, IO
5.678%(c)	10/25/40	108	$21,858
Series 2012-110, Class MS, IO
5.578%(c)	10/25/42	121	25,197
Series 2012-110, Class SB, IO
6.278%(c)	10/25/32	191	42,895
Series 2012-111, Class KS, IO
5.728%(c)	01/25/40	61	9,503
Series 2012-114, Class DS, IO
5.678%(c)	08/25/39	320	51,013
Series 2012-114, Class HS, IO
5.728%(c)	03/25/40	298	40,823
Series 2012-120, Class ES, IO
5.778%(c)	11/25/39	265	51,473
Series 2012-120, Class SE, IO
5.778%(c)	02/25/39	412	74,993
Series 2012-124, Class DS, IO
5.728%(c)	04/25/40	281	48,427
Series 2012-124, Class LS, IO
5.778%(c)	07/25/40	317	56,810
Series 2012-137, Class CS, IO
5.778%(c)	08/25/41	357	69,668
Series 2013-4, Class AJ
3.500%	02/25/43	1,221	1,260,122
Series 2013-4, Class PC
2.000%	06/25/42	1,538	1,496,720
Series 2013-9, Class SG, IO
5.778%(c)	03/25/39	512	93,140
Series 2013-83, Class CA
3.500%	10/25/37	1,327	1,387,437
Series 2013-96, Class YA
3.500%	09/25/38	1,891	1,974,773
Series 2013-131, Class S, IO
5.628%(c)	01/25/34	113	24,486
Series G93-17, Class S, IO
8.578%(c)	04/25/23	264	49,652
Fannie Mae Whole Loan,
Series 1999-W4, Class A9
6.250%	02/25/29	367	403,168
Series 2001-W3, Class A
6.828%(c)	09/25/41	416	467,122
Series 2002-W6, Class 2A1
6.321%(c)	06/25/42	268	312,091
Series 2003-W2, Class 2A9
5.900%	07/25/42	180	200,316
Series 2003-W3, Class 2A5
5.356%	06/25/42	410	454,161
Series 2003-W6, Class 1A41
5.398%	10/25/42	1,417	1,573,578
Series 2003-W6, Class 3A
6.500%	09/25/42	336	380,770
Series 2003-W10, Class 3A5
4.299%	06/25/43	1,381	1,455,328
Series 2003-W12, Class 2A7
4.680%	06/25/43	396	422,626
Series 2004-W2, Class 2A2
7.000%	02/25/44	313	361,617
Series 2004-W2, Class 5A

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
7.500%	03/25/44	351	$399,768
Series 2004-W6, Class 3A4
6.500%	07/25/34	462	480,840
Series 2004-W8, Class 2A
6.500%	06/25/44	359	406,835
Series 2004-W11, Class 1A1
6.000%	05/25/44	1,705	1,976,091
Series 2004-W12, Class 1A2
6.500%	07/25/44	1,004	1,189,320
Series 2005-W1, Class 1A2
6.500%	10/25/44	345	399,338
Series 2005-W4, Class 1A1
6.000%	08/25/45	225	254,193
Series 2007-W7, Class 2A2, IO
6.108%(c)	07/25/37	38	7,445
Series 2007-W10, Class 2A
6.321%(c)	08/25/47	359	401,066
Series 2009-W1, Class A
6.000%	12/25/49	684	784,838
Federal Deposit Insurance Corp.,
Series 2013-N1, Class A, 144A
4.500%	10/25/18	30	30,508
FHLMC Multifamily Structured Pass-Through Certificates,
Series KSMC, Class A2
2.615%	01/25/23	2,085	2,084,250
FHLMC Multifamily Structured Pass-Through Trust,
Series K037, Class A2
3.490%	01/25/24	3,800	3,967,580
Series K708, Class X1, IO
1.478%(s)	01/25/19	16,317	638,930
FHLMC Structured Pass-Through Securities,
Series T-58, Class 3A
7.000%	09/25/43	735	885,317
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	355	394,694
First Horizon Mortgage Pass-Through Trust,
Series 2003-AR3, Class 3A1
2.690%(c)	09/25/33	384	391,350
Freddie Mac REMICS,
Series 1049, Class S
37.993%(c)	02/15/21	10	15,995
Series 1621, Class J
6.400%	11/15/23	108	117,832
Series 1630, Class PK
6.000%	11/15/23	263	286,827
Series 1675, Class KZ
6.500%	02/15/24	255	290,418
Series 1680, Class PK
6.500%	02/15/24	287	326,507
Series 1695, Class EB
7.000%	03/15/24	337	375,763
Series 1980, Class Z
7.000%	07/15/27	406	457,884
Series 2353, Class KZ
6.500%	09/15/31	432	502,381
Series 2378, Class PE
5.500%	11/15/16	25	25,260

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2535, Class AW
5.500%	12/15/32	193	$215,275
Series 2557, Class HL
5.300%	01/15/33	1,197	1,317,003
Series 2595, Class DC
5.000%	04/15/23	797	850,473
Series 2595, Class GC
5.500%	04/15/23	264	285,270
Series 2611, Class TM
10.000%(c)	05/15/33	54	67,099
Series 2626, Class JC
5.000%	06/15/23	1,524	1,616,607
Series 2628, Class AB
4.500%	06/15/18	71	72,648
Series 2630, Class FL
0.831%(c)	06/15/18	70	70,604
Series 2643, Class SA
43.352%(c)	03/15/32	43	78,212
Series 2661, Class FG
0.781%(c)	03/15/17	1	691
Series 2684, Class PO, PO
2.459%(s)	01/15/33	46	45,522
Series 2707, Class KJ
5.000%	11/15/18	9	9,536
Series 2764, Class UG
5.000%	03/15/34	1,360	1,548,213
Series 2793, Class PD
5.000%	12/15/32	11	10,965
Series 2862, Class GB
5.000%	09/15/24	268	286,860
Series 2864, Class NB
5.500%	07/15/33	499	522,447
Series 2885, Class LZ
6.000%	11/15/34	1,204	1,436,721
Series 2893, Class PE
5.000%	11/15/34	658	723,726
Series 2906, Class SW, IO
6.275%(c)	11/15/34	5	53
Series 2922, Class SU
13.639%(c)	02/15/35	82	114,709
Series 2980, Class QA
6.000%	05/15/35	645	737,614
Series 2990, Class SR, IO
6.225%(c)	03/15/35	1,103	137,195
Series 3005, Class ED
5.000%	07/15/25	565	608,214
Series 3017, Class OC, PO
1.635%(s)	08/15/25	223	214,699
Series 3126, Class AO, PO
2.416%(s)	03/15/36	176	160,078
Series 3155, Class PS, IO
6.725%(c)	05/15/36	99	15,590
Series 3171, Class OJ, PO
2.470%(s)	06/15/36	14	11,228
Series 3187, Class Z
5.000%	07/15/36	961	1,053,920
Series 3201, Class IN, IO
5.825%(c)	08/15/36	965	151,379

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3218, Class AS, IO
6.155%(c)	09/15/36	42	$8,140
Series 3218, Class HS, IO
6.775%(c)	09/15/26	647	100,598
Series 3236, Class IS, IO
6.225%(c)	11/15/36	60	11,160
Series 3237, Class BO, PO
2.730%(s)	11/15/36	397	315,904
Series 3306, Class TB
3.081%(c)	04/15/37	43	46,132
Series 3306, Class TC
2.541%(c)	04/15/37	38	39,988
Series 3383, Class KB
5.500%	11/15/27	1,140	1,303,408
Series 3385, Class SN, IO
5.575%(c)	11/15/37	188	26,632
Series 3405, Class PE
5.000%	01/15/38	834	914,315
Series 3443, Class PT
6.500%	03/15/37	1,123	1,279,288
Series 3564, Class JA
4.000%	01/15/18	83	85,303
Series 3593, Class SL, IO
5.975%(c)	11/15/24	502	57,156
Series 3605, Class NC
5.500%	06/15/37	955	1,081,313
Series 3609, Class SA, IO
5.915%(c)	12/15/39	1,266	278,015
Series 3648, Class CY
4.500%	03/15/30	1,400	1,507,188
Series 3656, Class LV
5.000%	05/15/21	380	382,059
Series 3662, Class PJ
5.000%	04/15/40	1,291	1,414,134
Series 3677, Class PB
4.500%	05/15/40	1,801	1,926,080
Series 3688, Class GT
7.248%(c)	11/15/46	323	374,101
Series 3692, Class PS, IO
6.175%(c)	05/15/38	53	2,607
Series 3737, Class LI, IO
4.500%	05/15/24	143	6,636
Series 3739, Class MC
4.000%	11/15/38	1,270	1,331,518
Series 3740, Class SB, IO
5.575%(c)	10/15/40	698	115,879
Series 3747, Class HI, IO
4.500%	07/15/37	408	28,211
Series 3784, Class S, IO
6.175%(c)	07/15/23	810	85,977
Series 3850, Class LS, IO
1.741%(c)	05/15/39	90	6,118
Series 3852, Class QN
5.500%(c)	05/15/41	480	527,353
Series 3852, Class TP
5.500%(c)	05/15/41	574	633,560
Series 3855, Class HI, IO
4.000%	02/15/26	784	45,308

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3859, Class JB
5.000%	05/15/41	1,287	$1,414,808
Series 3962, Class KS, IO
1.969%(c)	06/15/38	194	15,165
Series 3997, Class HS, IO
6.125%(c)	03/15/38	336	50,824
Series 4013, Class SB, IO
6.025%(c)	03/15/42	129	30,713
Series 4030, Class IL, IO
3.500%	04/15/27	4,210	428,940
Series 4033, Class SC, IO
6.125%(c)	10/15/36	136	19,721
Series 4050, Class EI, IO
4.000%	02/15/39	399	38,593
Series 4057, Class BS, IO
5.625%(c)	09/15/39	271	42,140
Series 4057, Class CS, IO
5.625%(c)	04/15/39	173	28,208
Series 4057, Class SA, IO
5.625%(c)	04/15/39	2,911	381,028
Series 4073, Class AS, IO
5.625%(c)	08/15/38	328	49,663
Series 4083, Class MS, IO
5.625%(c)	05/15/39	397	65,134
Series 4084, Class GS, IO
5.625%(c)	04/15/39	485	61,019
Series 4086, Class TS, IO
5.675%(c)	04/15/37	311	33,641
Series 4093, Class SD, IO
6.275%(c)	01/15/38	337	75,077
Series 4097, Class SA, IO
5.625%(c)	08/15/42	375	79,902
Series 4097, Class TS, IO
5.675%(c)	05/15/39	422	78,519
Series 4099, Class BS, IO
5.625%(c)	06/15/39	214	40,990
Series 4100, Class KJ
3.500%	08/15/42	24	23,319
Series 4102, Class SW, IO
5.675%(c)	05/15/39	108	21,019
Series 4113, Class JS, IO
5.625%(c)	07/15/39	97	15,861
Series 4116, Class MS, IO
5.775%(c)	11/15/39	159	32,958
Series 4122, Class SJ, IO
5.725%(c)	12/15/40	729	137,507
Series 4123, Class SA, IO
5.775%(c)	09/15/39	117	19,938
Series 4132, Class SE, IO
5.775%(c)	12/15/40	141	27,033
Series 4136, Class SA, IO
5.775%(c)	12/15/39	128	22,793
Series 4174, Class SA, IO
5.775%(c)	05/15/39	733	118,925
Series 4199, Class SD, IO
5.775%(c)	06/15/39	475	82,069
Series 4229, Class AS, IO
5.725%(c)	12/15/38	160	22,002

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4267, Class CI, IO
4.000%	05/15/39		191	$26,268
Series 4374, Class NC
1.750%	02/15/46		2,403	2,488,595
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42		1,311	1,342,671
Series 304, Class C32, IO
3.000%	12/15/27		3,275	329,566
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN1, Class M2
2.421%(c)	02/25/24	(x)	750	747,485
Series 2014-DN2, Class M2
1.871%(c)	04/25/24	(x)	500	491,410
Series 2014-DN3, Class M2
2.621%(c)	08/25/24	(x)	249	251,559
Series 2014-DN3, Class M3
4.221%(c)	08/25/24	(x)	250	241,174
GMAC Mortgage Corp. Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19		87	86,633
Government National Mortgage Assoc.,
Series 2002-41, Class HS, IO
6.575%(c)	06/16/32		721	155,191
Series 2002-84, Class PH
6.000%	11/16/32		1,086	1,227,157
Series 2003-25, Class PZ
5.500%	04/20/33		717	803,117
Series 2003-58, Class PC
5.000%	07/20/33		1,793	1,988,211
Series 2003-86, Class ZC
4.500%	10/20/33		531	572,124
Series 2004-19, Class KE
5.000%	03/16/34		1,460	1,644,715
Series 2004-28, Class ST, IO
1.080%(c)	04/20/34		3,026	28,177
Series 2004-30, Class UC
5.500%	02/20/34		444	468,677
Series 2004-86, Class SP, IO
5.698%(c)	09/20/34		1,040	121,620
Series 2004-88, Class ES, IO
5.675%(c)	06/17/34		1,065	133,801
Series 2005-7, Class NL, IO
6.325%(c)	03/17/33		13	1,452
Series 2005-30, Class WD
6.000%	07/20/33		425	458,990
Series 2006-23, Class S, IO
6.098%(c)	01/20/36		676	55,883
Series 2006-26, Class S, IO
6.098%(c)	06/20/36		679	113,920
Series 2007-16, Class KU, IO
6.248%(c)	04/20/37		861	150,658
Series 2007-24, Class SA, IO
6.108%(c)	05/20/37		1,852	330,174
Series 2007-35, Class TE
6.000%	06/20/37		1,660	1,838,346
Series 2007-58, Class SD, IO
6.088%(c)	10/20/37		1,113	203,747

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-59, Class SP, IO
6.268%(c)	04/20/37	712	$74,336
Series 2008-36, Class AY
5.000%	04/16/23	530	561,070
Series 2008-47, Class ML
5.250%	06/16/38	760	863,256
Series 2008-62, Class SA, IO
5.748%(c)	07/20/38	502	86,004
Series 2008-73, Class SK, IO
6.338%(c)	08/20/38	1,038	179,964
Series 2008-79, Class SA, IO
7.148%(c)	09/20/38	512	101,907
Series 2009-6, Class CI, IO
6.500%	11/16/38	169	16,614
Series 2009-16, Class SJ, IO
6.398%(c)	05/20/37	1,131	202,332
Series 2009-36, Class IE, IO
1.000%(c)	09/20/38	2,566	87,968
Series 2009-41, Class GS, IO
5.625%(c)	06/16/39	41	5,837
Series 2009-65, Class LB
6.000%	07/16/39	184	200,212
Series 2009-77, Class CS, IO
6.575%(c)	06/16/38	1,222	137,455
Series 2009-81, Class A
5.750%	09/20/36	293	322,912
Series 2009-106, Class ST, IO
5.598%(c)	02/20/38	947	160,033
Series 2009-106, Class XL, IO
6.348%(c)	06/20/37	831	108,788
Series 2009-127, Class IA, IO
0.450%(c)	09/20/38	4,213	63,339
Series 2010-4, Class SB, IO
6.075%(c)	08/16/39	1,042	92,250
Series 2010-14, Class AO, PO
1.532%(s)	12/20/32	95	92,080
Series 2010-14, Class QP
6.000%	12/20/39	95	99,085
Series 2010-31, Class SK, IO
5.698%(c)	11/20/34	564	88,291
Series 2010-85, Class ID, IO
6.000%	09/20/39	675	106,592
Series 2010-129, Class AW
6.125%(c)	04/20/37	1,521	1,699,506
Series 2010-157, Class OP, PO
1.853%(s)	12/20/40	839	766,093
Series 2011-71, Class ZC
5.500%	07/16/34	2,553	2,952,672
Series 2011-75, Class GP
4.000%	05/20/41	1,848	1,995,564
Series 2012-H31, Class FD
0.535%(c)	12/20/62	1,352	1,339,107
Series 2013-69, Class SM, IO
5.798%(c)	05/20/43	85	13,403
Series 2013-165, Class ST, IO
5.748%(c)	11/20/43	122	22,712
Series 2013-H04, Class BA
1.650%	02/20/63	1,535	1,518,067

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-H05, Class FB
0.595%(c)	02/20/62	1,300	$1,297,747
Series 2014-119, Class SA, IO
5.198%(c)	08/20/44	739	116,725
Series 2015-63, Class SN, IO
5.898%(c)	05/20/45	363	82,207
Series 2015-99, Class KS, IO
5.798%(c)	07/20/45	384	92,017
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class 4A1A
0.732%(c)	10/25/45	433	351,563
GSMSC Resecuritization Trust,
Series 2014-1R, Class 1A, 144A
0.391%(c)	04/26/37	86	79,657
GSR Mortgage Loan Trust,
Series 2003-7F, Class 1A4
5.250%	06/25/33	190	194,787
Series 2004-11, Class 1A1
2.798%(c)	09/25/34	161	152,528
Series 2004-6F, Class 2A4
5.500%	05/25/34	230	237,756
Series 2005-7F, Class 3A2
0.922%(c)	09/25/35	1,396	1,289,325
Series 2006-2F, Class 2A1
5.750%	02/25/36	42	39,088
Series 2006-3F, Class 2A7
5.750%	03/25/36	135	125,747
HarborView Mortgage Loan Trust,
Series 2004-9, Class 2A
2.621%(c)	12/19/34	51	42,038
Series 2006-9, Class 2A1A
0.612%(c)	11/19/36	111	83,051
Homestar Mortgage Acceptance Corp.,
Series 2004-4, Class A3
1.522%(c)	09/25/34	577	571,111
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.500%	09/25/34	274	275,255
Series 2005-S2, Class 4A3
5.500%	09/25/20	83	82,524
Series 2006-A2, Class 5A1
2.681%(c)	11/25/33	81	81,886
Series 2006-A2, Class 5A3
2.681%(c)	11/25/33	308	308,619
Series 2007-A1, Class 5A5
2.726%(c)	07/25/35	166	169,247
JPMorgan Resecuritization Trust,
Series 2010-4, Class 7A1, 144A
1.990%(c)	08/26/35	25	24,597
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.000%	08/25/21	31	30,313
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.722%(c)	11/25/35	54	46,085
Series 2006-18N, Class A2A
0.572%(c)	12/25/36	26	25,641

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
LSTAR Securities Investment Trust,
Series 2014-1, Class NOTE, 144A
3.344%(c)	09/01/21		223	$222,609
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
2.642%(c)	08/25/34		254	252,480
Series 2004-13, Class 3A7
2.772%(c)	11/21/34		273	278,405
MASTR Alternative Loans Trust,
Series 2003-8, Class 5A1
5.000%	11/25/18		69	71,525
Series 2003-9, Class 5A1
4.500%	12/25/18		155	157,407
Series 2004-1, Class 4A1
5.500%	02/25/34		122	125,516
Series 2004-3, Class 2A1
6.250%	04/25/34		311	328,365
Series 2005-5, Class 3A1
5.750%	08/25/35		99	83,719
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33		797	843,667
Series 2004-6, Class 3A1
5.250%	07/25/19		114	115,211
Series 2004-6, Class 4A1
5.000%	07/25/19		134	135,792
Series 2004-P7, Class A6, 144A
5.500%	12/27/33	(g)	160	169,120
Series 2006-3, Class 30PO, PO
8.180%(s)	10/25/36		216	166,104
Merrill Lynch Mortgage Investors Trust,
Series 2003-F, Class A1
1.062%(c)	10/25/28		626	610,389
Series 2004-B, Class A1
0.922%(c)	05/25/29		508	493,826
Series 2004-HB1, Class A3
2.195%(c)	04/25/29		169	167,029
Morgan Stanley Dean Witter Capital I, Inc., Trust,
Series 2003-HYB1, Class A3
1.757%(c)	03/25/33		365	334,439
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
2.484%(c)	09/25/34		278	273,775
Nomura Resecuritization Trust,
Series 2015-2R, Class 4A1, 144A
0.367%(c)	12/26/36		92	84,945
PHH Mortgage Trust,
Series 2008-CIM2, Class 5A1
6.000%	07/25/38		226	229,313
Prime Mortgage Trust,
Series 2004-2, Class A2
4.750%	11/25/19		118	119,012
Series 2004-CL1, Class 1A1
6.000%	02/25/34		290	304,323
RAAC Trust,
Series 2005-SP1, Class 2A1
5.250%	09/25/34		227	232,811

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RBSSP Resecuritization Trust,
Series 2010-10, Class 2A1, 144A
0.351%(c)	09/26/36	31	$29,057
Residential Accredit Loans, Inc.,
Series 2006-QO9, Class 1A4A
0.592%(c)	12/25/46	11	10,826
Series 2003-QS16, Class A1
5.000%	08/25/18	53	53,106
Series 2003-QS20, Class A1
5.000%	11/25/18	37	37,451
Series 2004-QS3, Class CB
5.000%	03/25/19	144	144,705
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.693%(c)	12/25/34	245	246,809
Series 2006-A1, Class 1A6
0.922%(c)	04/25/36	103	61,207
Series 2006-R1, Class A2
0.822%(c)	01/25/46	326	161,791
Residential Funding Mortgage Securities I,
Series 2003-S4, Class A4
5.750%	03/25/33	161	165,323
Series 2006-S9, Class A1
6.250%	09/25/36	119	109,802
Series 2006-S12, Class 2A2
6.000%	12/25/36	129	123,181
Sequoia Mortgage Trust,
Series 2004-8, Class A2
1.269%(c)	09/20/34	390	375,947
Series 2013-4, Class A1
2.325%(c)	04/25/43	186	173,487
Springleaf Mortgage Loan Trust,
Series 2013-1A, Class A, 144A
1.270%(c)	06/25/58	327	325,863
Series 2013-1A, Class B1, 144A
5.580%(c)	06/25/58	100	100,192
Series 2013-1A, Class M3, 144A
3.790%(c)	06/25/58	159	159,401
Series 2013-1A, Class M4, 144A
4.440%(c)	06/25/58	100	100,180
Series 2013-2A, Class M1, 144A
3.520%(c)	12/25/65	1,107	1,113,914
Series 2013-2A, Class M2, 144A
4.480%(c)	12/25/65	1,075	1,082,595
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 5A4
2.455%(c)	06/25/34	54	53,450
Series 2004-9XS, Class A
0.792%(c)	07/25/34	1,343	1,296,769
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A1
1.102%(c)	03/19/34	1,067	1,034,482
Structured Asset Securities Corp.,
Series 2003-22A, Class 3A
2.589%(c)	06/25/33	122	125,385
Series 2003-26A, Class 3A5
2.441%(c)	09/25/33	455	439,570
Series 2003-29, Class 1A1

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
4.750%	09/25/18	74	$74,905
Series 2003-32, Class 5A1
5.850%(c)	11/25/33	113	117,453
Series 2004-7, Class 2A1
5.520%(c)	05/25/24	147	151,491
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A
1.162%(c)	09/25/44	489	451,207
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.750%	06/15/26	275	311,736
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR4, Class A7
2.469%(c)	05/25/33	379	383,665
Series 2003-S1, Class A5
5.500%	04/25/33	280	289,747
Series 2004-S3, Class 3A2
6.000%	07/25/34	354	371,446
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2005-7, Class 1A2
0.872%(c)	09/25/35	43	32,436
Wells Fargo Alternative Loan Trust,
Series 2005-2, Class M1
1.097%(c)	10/25/35	100	91,488
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-B, Class A1
2.537%(c)	02/25/34	67	67,272
Series 2004-EE, Class 2A2
2.736%(c)	12/25/34	325	332,602
Series 2004-O, Class A1
2.743%(c)	08/25/34	182	181,343
Series 2005-16, Class A8
5.750%	01/25/36	20	20,997
Series 2005-AR3, Class 1A1
2.746%(c)	03/25/35	1,649	1,658,973
Series 2005-AR9, Class 3A1
2.732%(c)	06/25/34	249	254,344
Series 2006-11, Class A8
6.000%	09/25/36	85	81,441
Series 2006-17, Class A1
5.500%	11/25/21	43	43,151
Series 2007-3, Class 3A1
5.500%	04/25/22	8	8,400
Series 2007-7, Class A49
6.000%	06/25/37	271	271,775
Series 2007-8, Class 2A8
6.000%	07/25/37	182	178,708
Series 2007-11, Class A85
6.000%	08/25/37	216	209,182
Series 2007-11, Class A96
6.000%	08/25/37	26	25,553

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $156,093,279)			159,469,274

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.1%
Fannie Mae Principal Strip, Notes, MTN, PO
3.415%(s)	05/15/30	1,750	$1,061,389
Federal Home Loan Mortgage Corp.
2.398%(c)	10/01/36	117	123,646
3.000%	12/01/42	2,487	2,489,057
3.500%	09/01/32-04/01/33	6,694	6,976,883
4.000%	02/01/26-10/01/42	3,354	3,566,950
5.000%	11/01/23	383	397,503
5.500%	12/01/24-06/01/35	1,537	1,678,805
6.000%	12/01/23-12/01/36	1,405	1,582,974
6.500%	10/01/22-05/01/37	1,323	1,502,144
7.000%	09/01/36-11/01/37	795	906,581
8.000%	02/01/38	99	109,048
Federal National Mortgage Assoc.
1.400%	07/01/17	1,460	1,463,583
1.735%	05/01/20	1,820	1,793,617
1.770%	02/01/20	2,449	2,420,205
2.010%	06/01/20	2,000	1,991,433
2.140%	04/01/19	1,643	1,653,113
2.180%	07/01/20	1,844	1,847,952
2.330%	01/01/23	1,927	1,905,285
2.340%	12/01/22	2,237	2,213,845
2.350%	05/01/23	1,420	1,403,762
2.370%	12/01/22	1,546	1,531,308
2.390%	12/01/22	2,093	2,108,424
2.480%	02/01/25	2,055	1,997,060
2.490%	10/01/17	913	926,976
2.520%	05/01/23	2,000	1,972,458
2.570%	03/01/23	1,950	1,950,185
2.639%	12/01/22	1,595	1,606,792
2.710%	10/01/22	2,167	2,139,965
2.730%	04/01/25	3,200	3,141,052
2.750%	03/01/22	1,253	1,269,847
2.820%	12/01/24	2,163	2,162,709
2.900%	12/01/24	3,600	3,612,886
2.960%	04/01/22	1,874	1,920,523
3.000%	TBA	440	440,004
3.025%	08/01/29	1,492	1,551,348
3.030%	12/01/21	1,703	1,751,526
3.070%	02/01/25	2,565	2,605,421
3.380%	01/01/18	1,430	1,473,578
3.416%	10/01/20	1,105	1,168,517
3.440%	11/01/23	2,373	2,475,124
3.450%	01/01/24	2,496	2,604,501
3.460%(s)	06/01/17	1,675	1,647,594
3.500%	07/01/32-08/01/43	23,109	23,981,352
3.590%	10/01/20	1,352	1,426,536
3.690%	11/01/23	1,345	1,423,016
3.743%	06/01/18	1,632	1,692,307
3.760%	03/01/24	2,745	2,917,112
3.885%	08/01/25	1,850	1,970,843
4.000%	07/01/42-07/01/43	10,170	10,862,658
4.010%	08/01/21	1,659	1,788,053
4.340%	04/01/20	1,778	1,921,690
4.500%	04/01/44	3,917	4,310,247
4.506%	06/01/19	2,530	2,638,990
5.000%	12/01/19-10/01/39	3,172	3,464,263

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	01/01/19-01/01/38		780	$852,695
6.000%	09/01/19-08/01/37		3,414	3,827,676
6.262%(c)	09/01/37		104	107,840
6.500%	09/01/22-10/01/38		1,110	1,255,908
7.000%	05/01/17-04/01/37		154	174,026
8.000%	12/01/36		1,103	1,363,900
Financing Corp. Strip, Debs., PO
3.111%(s)	04/05/19		1,500	1,420,123
Government National Mortgage Assoc.
6.000%	08/15/36-03/20/41		3,422	3,926,581
6.500%	10/15/23-12/20/40		2,170	2,515,612
7.000%	10/20/38-12/20/38		544	627,370
7.500%	01/20/35		271	326,648
8.000%	05/20/32		691	806,632
Residual Funding Corp., Sr. Unsec’d. Notes, PO
3.577%(s)	07/15/20		2,400	2,192,222
Tennessee Valley Authority
4.875%	01/15/48		885	978,747
5.880%	04/01/36		3,430	4,407,018
Tennessee Valley Authority Principal Strip, Bonds
3.840%(s)	06/15/35		1,260	582,926

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $161,479,740)				162,908,564

U.S. TREASURY OBLIGATIONS — 6.7%
U.S. Treasury Bonds
4.500%	02/15/36		1,100	1,409,718
5.500%	08/15/28		4,750	6,320,654
U.S. Treasury Notes
0.375%	01/31/16	(k)	13,699	13,699,685
0.375%	02/15/16	(a)	10,000	10,000,000
1.250%	11/15/18		5,895	5,885,792
1.625%	08/15/22		5,200	5,064,920
2.125%	05/15/25		13,050	12,879,737
2.250%	11/15/24		9,700	9,695,072
2.250%	11/15/25	(a)	2,289	2,283,902
3.125%	05/15/21		90	95,716
4.250%	11/15/17		1,700	1,799,676
8.125%	05/15/21		2,000	2,636,718
8.750%	08/15/20		2,500	3,273,828
U.S. Treasury Strip Coupon
1.372%(s)	11/15/19		10,000	9,375,300
1.376%(s)	02/15/18		5,000	4,881,730
1.466%(s)	11/15/17		5,000	4,901,460
1.853%(s)	11/15/27		2,850	2,086,385
1.860%(s)	02/15/20	(a)	7,000	6,518,568
1.930%(s)	08/15/23		815	685,814
2.040%(s)	05/15/21		3,200	2,872,883
2.401%(s)	02/15/22		2,825	2,480,104
2.494%(s)	11/15/28		3,000	2,118,672
2.595%(s)	11/15/26		1,800	1,363,234
2.607%(s)	05/15/28		16,085	11,558,568
2.660%(s)	05/15/20		10,084	9,308,984
2.666%(s)	02/15/23		13,795	11,777,040
2.700%(s)	02/15/29		10,395	7,279,182
2.707%(s)	05/15/23		2,880	2,437,520
2.749%(s)	08/15/20		6,500	5,971,199
2.809%(s)	05/15/33		2,500	1,505,617

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
3.382%(s)	05/15/31	3,335	$2,159,179
3.428%(s)	08/15/17	5,000	4,923,735
4.165%(s)	02/15/30	4,000	2,701,400
4.357%(s)	11/15/29	3,000	2,044,317
4.843%(s)	11/15/32	1,900	1,163,419
9.932%(s)	08/15/18	2,500	2,420,850

TOTAL U.S. TREASURY OBLIGATIONS (cost $175,276,836)			177,580,578

TOTAL LONG-TERM INVESTMENTS (cost $2,282,788,839)			2,340,746,753

SHORT-TERM INVESTMENTS — 16.6%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 15.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $413,083,306; includes $122,172,498 of cash collateral for securities on loan)(b)(w)(Note 4)	413,083,306	413,083,306

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 1.1%
U.S. Treasury Bills
0.005%	01/07/16			2,000	1,999,977
0.045%	03/17/16	(h)(k)		80	79,984
0.079%	03/17/16	(h)(k)		50	49,990
0.090%	01/21/16	(h)(k)		350	349,993
0.091%	01/21/16	(h)(k)		25	24,999
0.102%	01/14/16	(a)		13,300	13,299,771
0.145%	02/11/16			6,000	5,999,026
0.163%	03/17/16	(h)(k)		15	14,997
0.183%	03/17/16	(h)(k)		30	29,994
0.186%	03/17/16	(h)(k)		215	214,956
0.189%	03/17/16	(h)(k)		329	328,933
0.191%	04/28/16	(k)		200	199,832
0.211%	04/28/16	(k)		25	24,979
—%	01/07/16	(a)		8,200	8,199,907

TOTAL U.S. TREASURY OBLIGATIONS (cost $30,817,125)					30,817,338

			Notional Amount (000)#
OPTIONS PURCHASED*
Put Options
EuroDollar Futures,
expiring 09/19/16, Strike Price $97.75			EUR	35	87

OPTIONS PURCHASED* (continued)	Notional Amount (000)#		Value (Note 2)
Put Options (continued)
expiring 12/24/16, Strike Price $98.00	EUR	43	$319

TOTAL OPTIONS PURCHASED (cost $25,344)			406

TOTAL SHORT-TERM INVESTMENTS (cost $443,925,775)			443,901,050

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 104.4% (cost $2,726,714,614)			2,784,647,803

SECURITIES SOLD SHORT(q) — (3.6)%

COMMON STOCKS — (3.6)%	Shares
Aerospace & Defense
Boeing Co. (The)		2,903	(419,745)
Hexcel Corp.		11,100	(515,595)
Lockheed Martin Corp.		515	(111,832)

			(1,047,172)

Air Freight & Logistics
United Parcel Service, Inc. (Class B Stock)		2,061	(198,330)

Auto Components — (0.1)%
Autoliv, Inc. (Sweden)		6,466	(806,763)
BorgWarner, Inc.		10,994	(475,271)
Johnson Controls, Inc.		4,412	(174,230)

			(1,456,264)

Automobiles
Ford Motor Co.		13,772	(194,046)
General Motors Co.		6,174	(209,978)
Harley-Davidson, Inc.		3,265	(148,198)

			(552,222)

Banks — (0.1)%
Associated Banc-Corp.		10,349	(194,044)
Bank of Hawaii Corp.		6,682	(420,298)
Citizens Financial Group, Inc.		8,803	(230,551)
First Niagara Financial Group, Inc.		9,797	(106,297)
FirstMerit Corp.		20,273	(378,091)
M&T Bank Corp.		1,752	(212,307)
People’s United Financial, Inc.		18,729	(302,473)
PNC Financial Services Group, Inc. (The)		5,299	(505,048)
U.S. Bancorp		20,142	(859,459)
UMB Financial Corp.		10,391	(483,701)
Webster Financial Corp.		2,700	(100,413)
Zions Bancorporation		5,463	(149,140)

			(3,941,822)

Beverages — (0.1)%
Brown-Forman Corp. (Class B Stock)		14,773	(1,466,663)
Coca-Cola Co. (The)		4,844	(208,098)

			(1,674,761)

Biotechnology — (0.1)%
AbbVie, Inc.		12,990	(769,528)

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Alkermes PLC*	2,706	$(214,802)
Amgen, Inc.	6,175	(1,002,388)
Cepheid*	3,800	(138,814)
Ionis Pharmaceuticals, Inc.*	7,261	(449,674)

		(2,575,206)

Capital Markets
Federated Investors, Inc. (Class B Stock)	8,444	(241,921)
Franklin Resources, Inc.	7,232	(266,282)
T. Rowe Price Group, Inc.	6,407	(458,036)

		(966,239)

Chemicals — (0.1)%
Air Products & Chemicals, Inc.	4,686	(609,695)
Airgas, Inc.	515	(71,235)
FMC Corp.	1,340	(52,434)
LyondellBasell Industries NV (Class A Stock)	8,161	(709,191)
PPG Industries, Inc.	1,546	(152,776)
RPM International, Inc.	4,741	(208,888)
Westlake Chemical Corp.	4,484	(243,571)

		(2,047,790)

Commercial Services & Supplies — (0.1)%
ADT Corp. (The)	13,206	(435,534)
Covanta Holding Corp.	4,900	(75,901)
Republic Services, Inc.	4,700	(206,753)
Stericycle, Inc.*	6,100	(735,660)
Tyco International PLC	8,772	(279,739)

		(1,733,587)

Communications Equipment — (0.1)%
Cisco Systems, Inc.	54,533	(1,480,844)
Juniper Networks, Inc.	13,915	(384,054)
Motorola Solutions, Inc.	722	(49,421)
QUALCOMM, Inc.	5,195	(259,672)
ViaSat, Inc.*	6,600	(402,666)

		(2,576,657)

Construction & Engineering
Quanta Services, Inc.*	14,400	(291,600)

Consumer Finance
American Express Co.	4,797	(333,631)

Containers & Packaging
Ball Corp.	757	(55,057)
Sonoco Products Co.	3,088	(126,207)

		(181,264)

Diversified Financial Services
CME Group, Inc.	5,189	(470,123)

Diversified Telecommunication Services — (0.1)%
CenturyLink, Inc.	8,120	(204,299)
Verizon Communications, Inc.	47,939	(2,215,741)

		(2,420,040)

Electric Utilities — (0.1)%
Duke Energy Corp.	21,043	(1,502,260)
Exelon Corp.	15,598	(433,156)
OGE Energy Corp.	9,400	(247,126)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Southern Co. (The)	6,497	$(303,995)

		(2,486,537)

Electrical Equipment
Rockwell Automation, Inc.	7,083	(726,787)

Electronic Equipment, Instruments & Components — (0.1)%
Amphenol Corp. (Class A Stock)	7,400	(386,502)
Dolby Laboratories, Inc. (Class A Stock)	14,100	(474,465)
FLIR Systems, Inc.	12,800	(359,296)
Knowles Corp.*	25,400	(338,582)
National Instruments Corp.	17,600	(504,944)
Trimble Navigation Ltd.*	19,100	(409,695)
Zebra Technologies Corp. (Class A Stock)*	2,800	(195,020)

		(2,668,504)

Energy Equipment & Services
Baker Hughes, Inc.	3,401	(156,956)
Halliburton Co.	5,826	(198,317)
Helmerich & Payne, Inc.	2,886	(154,545)
Rowan Cos. PLC (Class A Stock)	4,328	(73,360)
Tenaris SA (Luxembourg), ADR	3,123	(74,327)
Weatherford International PLC*	19,275	(161,717)

		(819,222)

Food & Staples Retailing — (0.1)%
CVS Health Corp.	9,116	(891,271)
Sysco Corp.	21,205	(869,405)
United Natural Foods, Inc.*	2,890	(113,750)
Walgreens Boots Alliance, Inc.	3,092	(263,299)
Wal-Mart Stores, Inc.	9,055	(555,072)
Whole Foods Market, Inc.	15,909	(532,952)

		(3,225,749)

Food Products — (0.1)%
Campbell Soup Co.	2,125	(111,669)
General Mills, Inc.	13,138	(757,537)
Kellogg Co.	11,810	(853,509)
Keurig Green Mountain, Inc.	3,500	(314,930)
Kraft Heinz Co. (The)	15,741	(1,145,315)
McCormick & Co. Inc.	5,600	(479,136)
Mead Johnson Nutrition Co.	1,340	(105,793)

		(3,767,889)

Health Care Equipment & Supplies — (0.1)%
Baxter International, Inc.	19,027	(725,880)
Becton, Dickinson and Co.	3,855	(594,017)
C.R. Bard, Inc.	1,156	(218,993)
Cooper Cos., Inc. (The)	800	(107,360)
Medtronic PLC	18,744	(1,441,787)
St. Jude Medical, Inc.	4,735	(292,481)
Zimmer Biomet Holdings, Inc.	1,324	(135,829)

		(3,516,347)

Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc.*	6,400	(399,744)
Brookdale Senior Living, Inc.*	3,700	(68,302)
Community Health Systems, Inc.*	8,349	(221,499)
DaVita HealthCare Partners, Inc.*	2,376	(165,631)
HCA Holdings, Inc.*	3,126	(211,411)

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings*	993	$(122,775)
Quest Diagnostics, Inc.	882	(62,744)
Team Health Holdings, Inc.*	1,700	(74,613)
Tenet Healthcare Corp.*	11,886	(360,146)
Universal Health Services, Inc. (Class B Stock)	853	(101,925)

		(1,788,790)

Health Care Technology
athenahealth, Inc.*	3,400	(547,298)
Cerner Corp.*	6,463	(388,879)

		(936,177)

Hotels, Restaurants & Leisure — (0.1)%
Aramark	12,700	(409,575)
Darden Restaurants, Inc.	10,509	(668,793)
Hyatt Hotels Corp. (Class A Stock)*	13,261	(623,532)
Marriott International, Inc. (Class A Stock)	11,713	(785,240)
McDonald’s Corp.	1,067	(126,055)

		(2,613,195)

Household Durables
Garmin Ltd. (Switzerland)	7,264	(270,003)
Lennar Corp. (Class A Stock)	10,823	(529,353)

		(799,356)

Household Products — (0.1)%
Church & Dwight Co., Inc.	9,302	(789,554)
Colgate-Palmolive Co.	8,500	(566,270)

		(1,355,824)

Industrial Conglomerates — (0.1)%
3M Co.	4,709	(709,364)
General Electric Co.	43,802	(1,364,432)

		(2,073,796)

Insurance — (0.2)%
Aflac, Inc.	6,892	(412,831)
Aon PLC	7,243	(667,877)
Arch Capital Group Ltd.*	5,889	(410,758)
Axis Capital Holdings Ltd.	1,920	(107,942)
Genworth Financial, Inc. (Class A Stock)*	12,249	(45,689)
Progressive Corp. (The)	25,286	(804,095)
Torchmark Corp.	9,685	(553,595)
Travelers Cos., Inc. (The)	1,243	(140,285)
W.R. Berkley Corp.	17,164	(939,729)

		(4,082,801)

Internet & Catalog Retail — (0.1)%
Expedia, Inc.	412	(51,212)
Groupon, Inc.*	48,819	(149,874)
Netflix, Inc.*	8,227	(941,004)
Priceline Group, Inc. (The)*	41	(52,273)
Shutterfly, Inc.*	2,577	(114,831)
TripAdvisor, Inc.*	1,237	(105,454)

		(1,414,648)

Internet Software & Services — (0.1)%
eBay, Inc.*	30,109	(827,395)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
GrubHub, Inc.*	6,466	$(156,477)
LinkedIn Corp. (Class A Stock)*	1,561	(351,350)
Pandora Media, Inc.*	7,600	(101,916)
Twitter, Inc.*	5,636	(130,417)
Zillow Group, Inc. (Class C Stock)*	7,200	(169,056)

		(1,736,611)

IT Services — (0.1)%
Automatic Data Processing, Inc.	1,787	(151,395)
Fidelity National Information Services, Inc.	6,500	(393,900)
International Business Machines Corp.	6,169	(848,978)
Paychex, Inc.	14,858	(785,840)
VeriFone Systems, Inc.*	3,711	(103,982)

		(2,284,095)

Leisure Products — (0.1)%
Hasbro, Inc.	8,692	(585,493)
Mattel, Inc.	30,646	(832,652)
Polaris Industries, Inc.	4,300	(369,585)

		(1,787,730)

Machinery — (0.1)%
AGCO Corp.	2,886	(130,996)
Caterpillar, Inc.	3,444	(234,054)
Deere & Co.	2,956	(225,454)
Donaldson Co., Inc.	10,420	(298,637)
Illinois Tool Works, Inc.	3,195	(296,113)
Oshkosh Corp.	3,900	(152,256)
Parker-Hannifin Corp.	515	(49,945)

		(1,387,455)

Media — (0.2)%
AMC Networks, Inc. (Class A Stock)*	6,754	(504,389)
Cinemark Holdings, Inc.	9,575	(320,092)
Discovery Communications, Inc. (Class A Stock)*	19,325	(515,591)
Interpublic Group of Cos., Inc. (The)	24,737	(575,877)
News Corp. (Class A Stock)	35,424	(473,265)
Omnicom Group, Inc.	10,305	(779,676)
Regal Entertainment Group (Class A Stock)	14,232	(268,558)
Scripps Networks Interactive, Inc. (Class A Stock)	4,787	(264,290)
Viacom, Inc. (Class B Stock)	3,917	(161,224)
Walt Disney Co. (The)	8,736	(917,979)

		(4,780,941)

Metals & Mining
Alcoa, Inc.	37,714	(372,237)
Compass Minerals International, Inc.	618	(46,517)
Freeport-McMoRan, Inc.	63,704	(431,276)

		(850,030)

Multiline Retail
Burlington Stores, Inc.*	2,400	(102,960)
Dollar Tree, Inc.*	3,886	(300,077)
Kohl’s Corp.	12,223	(582,180)
Target Corp.	2,783	(202,074)

		(1,187,291)

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities — (0.1)%
Consolidated Edison, Inc.	6,485	$(416,791)
Dominion Resources, Inc.	18,039	(1,220,158)
DTE Energy Co.	3,298	(264,467)
Sempra Energy	3,092	(290,679)
WEC Energy Group, Inc.	6,184	(317,301)

		(2,509,396)

Oil, Gas & Consumable Fuels — (0.1)%
Anadarko Petroleum Corp.	5,772	(280,404)
Cabot Oil & Gas Corp.	8,400	(148,596)
Cimarex Energy Co.	928	(82,945)
ConocoPhillips	6,829	(318,846)
CONSOL Energy, Inc.	18,600	(146,940)
Enbridge, Inc. (Canada)	4,998	(165,884)
Noble Energy, Inc.	4,638	(152,729)
QEP Resources, Inc.	10,710	(143,514)
Range Resources Corp.	7,014	(172,615)
SM Energy Co.	7,300	(143,518)
Spectra Energy Corp.	12,030	(287,998)
Williams Cos., Inc. (The)	3,092	(79,464)

		(2,123,453)

Paper & Forest Products
International Paper Co.	4,123	(155,437)

Personal Products
Coty, Inc. (Class A Stock)	13,277	(340,290)

Pharmaceuticals — (0.1)%
Catalent, Inc.*	7,600	(190,228)
Johnson & Johnson	17,026	(1,748,911)
Merck & Co., Inc.	22,940	(1,211,691)

		(3,150,830)

Professional Services
Nielsen Holdings PLC	3,165	(147,489)

Real Estate Investment Trusts (REITs) — (0.1)%
Crown Castle International Corp.	5,459	(471,931)
DDR Corp.	6,184	(104,139)
Digital Realty Trust, Inc.	4,604	(348,154)
Federal Realty Investment Trust	1,284	(187,592)
Four Corners Property Trust, Inc.*	4,302	(103,936)
Healthcare Trust of America, Inc. (Class A Stock)	7,801	(210,393)
Realty Income Corp.	2,268	(117,097)
Ventas, Inc.	14,949	(843,572)
Welltower, Inc.	6,752	(459,339)

		(2,846,153)

Road & Rail — (0.1)%
Genesee & Wyoming, Inc. (Class A Stock)*	2,500	(134,225)
Heartland Express, Inc.	43,438	(739,315)
Kansas City Southern	1,500	(112,005)
Knight Transportation, Inc.	11,243	(272,418)
Werner Enterprises, Inc.	13,378	(312,911)

		(1,570,874)

Semiconductors & Semiconductor Equipment — (0.2)%
Applied Materials, Inc.	33,796	(630,971)
Atmel Corp.	8,079	(69,560)
Cree, Inc.*	11,300	(301,371)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	33,900	$(1,167,855)
Linear Technology Corp.	19,303	(819,798)
Maxim Integrated Products, Inc.	4,678	(177,764)
Microchip Technology, Inc.	4,386	(204,124)
Micron Technology, Inc.*	45,066	(638,135)
NVIDIA Corp.	5,852	(192,882)
Skyworks Solutions, Inc.	7,695	(591,207)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	36,153	(822,481)
Xilinx, Inc.	4,422	(207,701)

		(5,823,849)

Software — (0.1)%
NetSuite, Inc.*	3,000	(253,860)
Oracle Corp.	16,535	(604,024)
SAP SE (Germany), ADR	6,540	(517,314)
Ultimate Software Group, Inc., (The)*	1,500	(293,265)
Workday, Inc. (Class A Stock)*	4,400	(350,592)

		(2,019,055)

Specialty Retail — (0.1)%
Bed Bath & Beyond, Inc.*	9,639	(465,082)
Cabela’s, Inc.*	4,500	(210,285)
CarMax, Inc.*	5,100	(275,247)
Gap, Inc. (The)	5,941	(146,743)
Restoration Hardware Holdings, Inc.*	2,200	(174,790)
Signet Jewelers Ltd. (Bermuda)	1,600	(197,904)
Urban Outfitters, Inc.*	10,000	(227,500)

		(1,697,551)

Technology Hardware, Storage & Peripherals
3D Systems Corp.*	4,700	(40,843)
NetApp, Inc.	3,549	(94,155)
SanDisk Corp.	1,515	(115,125)
Seagate Technology PLC	12,163	(445,896)
Stratasys Ltd.*	8,300	(194,884)

		(890,903)

Textiles, Apparel & Luxury Goods
Kate Spade & Co.*	19,900	(353,623)
Under Armour, Inc. (Class A Stock)*	4,774	(384,832)

		(738,455)

Tobacco
Altria Group, Inc.	9,277	(540,014)

Trading Companies & Distributors — (0.1)%
Air Lease Corp.	6,231	(208,614)
Fastenal Co.	31,224	(1,274,564)
WW Grainger, Inc.	4,133	(837,304)

		(2,320,482)

Water Utilities
Aqua America, Inc.	5,745	(171,201)

Wireless Telecommunication Services
Sprint Corp.*	86,800	(314,216)

TOTAL COMMON STOCKS (proceeds received $96,700,157)		(96,116,131)

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATION – SHORT
Federal National Mortgage Assoc. (proceeds received $51,711)
3.500%	TBA	50	$(51,586)

TOTAL SECURITIES SOLD SHORT (proceeds received $96,751,868)			(96,167,717)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 100.8% (cost $2,629,962,746)			2,688,480,086
Liabilities in excess of other assets(z) — (0.8)%			(21,688,622)

NET ASSETS — 100.0%			$2,666,791,464

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $119,088,526; cash collateral of $122,172,498 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(d)	Post maturity date.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments and/ or principal repayment. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2015.

(q)	The aggregate value of securities sold short is $96,167,717. Deposit with Credit Suisse First Boston Corp. combined with securities segregated as collateral in an amount of $167,982,332, exceeds the value of securities sold short as of December 31, 2015. Securities sold short are subject to contractual netting arrangements.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short contracts. The aggregate value of such securities is $89,756,380.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
105	2 Year U.S. Treasury Notes	Mar. 2016	$22,837,406	$22,809,609	$(27,797)
535	10 Year Australian Treasury Bonds	Mar. 2016	376,326,517	376,486,132	159,615
600	10 Year U.S. Treasury Notes	Mar. 2016	75,764,062	75,543,750	(220,312)
219	20 Year U.S. Treasury Bonds	Mar. 2016	33,624,375	33,671,250	46,875
639	Euro STOXX 50 Index	Mar. 2016	22,331,569	22,791,419	459,850
15	S&P 500 E-Mini	Mar. 2016	1,507,880	1,526,550	18,670
130	TOPIX Index	Mar. 2016	17,029,319	16,737,385	(291,934)

					144,967

Short Positions:
7	90 Day Euro Dollar	Dec. 2016	1,732,688	1,728,475	4,213
6	90 Day Euro Dollar	Jun. 2017	1,480,275	1,477,050	3,225
6	90 Day Euro Dollar	Sep. 2017	1,478,350	1,475,175	3,175
2	2 Year U.S. Treasury Notes	Mar. 2016	434,781	434,469	312
102	5 Year U.S. Treasury Notes	Mar. 2016	12,097,508	12,068,672	28,836
398	10 Year Canadian Government Bonds	Mar. 2016	39,779,866	40,553,603	(773,737)
70	10 Year U.S. Treasury Notes	Mar. 2016	8,834,492	8,813,438	21,054
162	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	25,613,688	25,707,375	(93,687)
149	ASX SPI 200 Index	Mar. 2016	13,295,484	14,269,607	(974,123)
58	E-Mini Consumer Discretionary Select Sector	Mar. 2016	4,555,320	4,557,060	(1,740)
227	Euro STOXX 50	Mar. 2016	8,046,741	8,096,482	(49,741)
170	FTSE 100 Index	Mar. 2016	15,165,369	15,533,148	(367,779)
127	Hang Seng Index	Jan. 2016	17,983,303	17,951,949	31,354
35	Russell 2000 Mini Index	Mar. 2016	3,912,300	3,960,250	(47,950)
223	S&P 500 E-Mini	Mar. 2016	22,426,753	22,694,710	(267,957)

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued):
109	S&P/TSX 60 Index	Mar. 2016	$11,799,814	$11,987,873	$(188,059)
144	Yen Denominated Nikkei 225 Index	Mar. 2016	11,716,960	11,237,739	479,221

					(2,193,383)

					$(2,048,416)

(1)	Cash of $4,084,000 and U.S. Treasury Securities with a combined market value of $8,928,811 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/12/16	Goldman Sachs & Co.	AUD	5,210	$3,726,088	$3,788,318	$62,230
British Pound,
Expiring 02/12/16	RBC Dominion Securities	GBP	273	413,793	403,072	(10,721)
Expiring 02/12/16	Standard Chartered PLC	GBP	427	645,681	629,189	(16,492)
Expiring 03/16/16	RBC Dominion Securities	GBP	5,110	7,659,780	7,534,510	(125,270)
Canadian Dollar,
Expiring 03/16/16	Standard Chartered PLC	CAD	768	564,792	554,822	(9,970)
Danish Krone,
Expiring 02/12/16	Standard Chartered PLC	DKK	9,863	1,448,486	1,438,065	(10,421)
Euro,
Expiring 02/12/16	BNP Paribas	EUR	365	386,503	397,404	10,901
Expiring 02/12/16	Citigroup Global Markets	EUR	5,155	5,641,281	5,608,138	(33,143)
Expiring 02/12/16	Citigroup Global Markets	EUR	385	420,582	419,031	(1,551)
Expiring 02/12/16	Deutsche Bank AG	EUR	1,111	1,216,179	1,208,883	(7,296)
Expiring 02/12/16	Hong Kong & Shanghai Bank	EUR	296	323,917	321,998	(1,919)
Expiring 02/12/16	RBC Dominion Securities	EUR	305	323,864	331,883	8,019
Expiring 02/12/16	Societe Generale	EUR	628	672,179	683,277	11,098
Expiring 02/12/16	Societe Generale	EUR	421	449,918	458,106	8,188
Expiring 03/16/16	BNP Paribas	EUR	8,426	9,197,173	9,175,243	(21,930)
Expiring 03/16/16	BNP Paribas	EUR	1,238	1,360,680	1,347,584	(13,096)
Expiring 03/16/16	Deutsche Bank AG	EUR	2,661	2,908,819	2,897,874	(10,945)
Expiring 03/16/16	Standard Chartered PLC	EUR	744	817,006	810,403	(6,603)
Hong Kong Dollar,
Expiring 03/16/16	RBC Dominion Securities	HKD	3,206	413,856	413,899	43
Japanese Yen,
Expiring 02/12/16	BNP Paribas	JPY	97,390	804,697	811,008	6,311
Expiring 02/12/16	Morgan Stanley Capital Services, Inc.	JPY	38,263	312,579	318,629	6,050
Expiring 03/16/16	Barclays Capital Group	JPY	606,762	4,960,401	5,057,860	97,459
Expiring 03/16/16	BNP Paribas	JPY	102,898	853,564	857,743	4,179
Expiring 03/16/16	Goldman Sachs & Co.	JPY	666,291	5,497,674	5,554,087	56,413
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	113,822	942,317	948,802	6,485
Expiring 05/06/16	Deutsche Bank AG	JPY	29,940	249,635	250,024	389
Norwegian Krone,
Expiring 03/16/16	Citigroup Global Markets	NOK	2,160	249,357	243,799	(5,558)
Singapore Dollar,
Expiring 02/12/16	Standard Chartered PLC	SGD	3,092	2,205,019	2,177,699	(27,320)
Expiring 03/16/16	Barclays Capital Group	SGD	661	467,811	464,710	(3,101)
South Korean Won,
Expiring 03/16/16	BNP Paribas	KRW	1,196,652	1,010,430	1,018,847	8,417
Expiring 05/06/16	Standard Chartered PLC	KRW	282,830	241,323	240,657	(666)
Swedish Krona,
Expiring 02/12/16	Royal Bank of Scotland Group PLC	SEK	18,581	2,175,840	2,203,992	28,152

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swiss Franc,
Expiring 02/12/16	Goldman Sachs & Co.	CHF	1,089	$1,060,569	$1,088,878	$28,309
Expiring 02/12/16	Goldman Sachs & Co.	CHF	548	548,315	547,838	(477)
Expiring 02/12/16	Standard Chartered PLC	CHF	419	422,310	418,997	(3,313)
Expiring 03/16/16	Standard Chartered PLC	CHF	970	980,982	972,178	(8,804)

				$61,573,400	$61,597,447	$24,047

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Citigroup Global Markets	AUD	1,524	$1,092,826	$1,106,373	$(13,547)
Expiring 03/16/16	Goldman Sachs & Co.	AUD	6,320	4,536,111	4,587,763	(51,652)
Expiring 03/16/16	National Australia Bank Ltd.	AUD	13,987	10,023,804	10,153,645	(129,841)
British Pound,
Expiring 02/12/16	Bank of America	GBP	276	414,797	407,482	7,315
Expiring 02/12/16	Morgan Stanley Capital Services, Inc.	GBP	8,579	13,224,853	12,648,018	576,835
Expiring 03/16/16	Goldman Sachs & Co.	GBP	274	408,058	403,690	4,368
Expiring 03/16/16	Societe Generale	GBP	18,205	27,436,225	26,840,670	595,555
Expiring 03/16/16	Societe Generale	GBP	992	1,495,134	1,462,311	32,823
Expiring 03/16/16	Societe Generale	GBP	948	1,439,525	1,398,015	41,510
Expiring 03/16/16	State Street Bank	GBP	412	613,524	606,732	6,792
Canadian Dollar,
Expiring 01/20/16	Morgan Stanley Capital Services, Inc.	CAD	67	48,351	48,114	237
Expiring 03/16/16	Hong Kong & Shanghai Bank	CAD	2,738	2,019,133	1,979,418	39,715
Danish Krone,
Expiring 03/16/16	Societe Generale	DKK	7,443	1,095,037	1,086,441	8,596
Euro,
Expiring 02/12/16	BNP Paribas	EUR	1,636	1,733,548	1,779,489	(45,941)
Expiring 02/12/16	Deutsche Bank AG	EUR	362	392,626	394,329	(1,703)
Expiring 02/12/16	Goldman Sachs & Co.	EUR	598	634,606	650,376	(15,770)
Expiring 02/12/16	Hong Kong & Shanghai Bank	EUR	410	434,758	445,739	(10,981)
Expiring 02/12/16	State Street Bank	EUR	507	551,435	551,403	32
Expiring 03/16/16	Barclays Capital Group	EUR	904	991,348	984,317	7,031
Expiring 03/16/16	BNP Paribas	EUR	7,267	7,875,314	7,912,974	(37,660)
Expiring 03/16/16	Goldman Sachs & Co.	EUR	991	1,077,368	1,078,848	(1,480)
Expiring 03/16/16	Morgan Stanley Capital Services, Inc.	EUR	36,984	40,554,565	40,271,907	282,658
Hong Kong Dollar,
Expiring 03/16/16	RBC Dominion Securities	HKD	3,141	405,469	405,542	(73)
Expiring 03/16/16	Societe Generale	HKD	10,317	1,331,824	1,332,014	(190)
Japanese Yen,
Expiring 02/12/16	Barclays Capital Group	JPY	123,980	1,021,915	1,032,438	(10,523)
Expiring 02/12/16	RBC Dominion Securities	JPY	162,096	1,342,228	1,349,839	(7,611)
Expiring 03/16/16	Barclays Capital Group	JPY	232,444	1,918,865	1,937,615	(18,750)
Expiring 03/16/16	BNP Paribas	JPY	64,971	530,397	541,588	(11,191)
Expiring 03/16/16	Deutsche Bank AG	JPY	445,326	3,633,979	3,712,160	(78,181)
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	1,581,118	12,940,373	13,179,923	(239,550)
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	90,078	733,818	750,876	(17,058)
Expiring 05/06/16	Standard Chartered PLC	JPY	29,940	244,042	250,025	(5,983)
Malaysian Ringgit,
Expiring 03/11/16	BNP Paribas	MYR	450	103,950	104,274	(324)
Mexican Peso,
Expiring 03/16/16	Goldman Sachs & Co.	MXN	103,087	6,057,018	5,948,401	108,617

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Norwegian Krone,
Expiring 02/12/16	Goldman Sachs & Co.	NOK	3,631	$425,266	$410,025	$15,241
Expiring 03/16/16	Citigroup Global Markets	NOK	2,160	247,759	243,800	3,959
Singapore Dollar,
Expiring 03/15/16	Morgan Stanley Capital Services, Inc.	SGD	450	315,673	316,578	(905)
Expiring 03/16/16	RBC Dominion Securities	SGD	1,793	1,267,280	1,261,410	5,870
South Korean Won,
Expiring 03/16/16	Hong Kong & Shanghai Bank	KRW	15,266,270	12,889,999	12,997,917	(107,918)
Expiring 05/06/16	Morgan Stanley Capital Services, Inc.	KRW	282,830	247,662	240,657	7,005
Swiss Franc,
Expiring 02/12/16	Goldman Sachs & Co.	CHF	957	969,949	957,225	12,724
Expiring 03/16/16	BNP Paribas	CHF	2,167	2,172,661	2,170,561	2,100
Expiring 03/16/16	Goldman Sachs & Co.	CHF	1,399	1,418,478	1,401,080	17,398

				$168,311,551	$167,342,002	969,549

						$993,596

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Depreciation
Centrally cleared swap agreements:
2,203	11/26/25	2.206%	3 MonthLIBOR(1)	$—	$(12,178)	$(12,178)
546	12/06/18	1.541%	3 MonthLIBOR(1)	—	(3,249)	(3,249)

				$—	$(15,427)	$(15,427)

(1)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.AA.3.V1	12/13/49	0.620%	250	$(194,525)	$—	$(194,525)	Barclays Capital Group
CMBX.NA.AA.3.V1	12/13/49	0.620%	120	(93,372)	—	(93,372)	Morgan Stanley Capital Services, Inc.

				$(287,897)	$—	$(287,897)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
K. Hovnanian Enterprise, Inc.	12/20/16	5.000%	100	8.386%	$(4,158)	$(8,028)	$3,870	Barclays Capital Group
K. Hovnanian Enterprise, Inc.	12/20/16	5.000%	50	8.386%	(2,079)	(2,757)	678	Barclays Capital Group
K. Hovnanian Enterprise, Inc.	12/20/16	5.000%	50	8.386%	(2,079)	(2,771)	692	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued):
K. Hovnanian Enterprise, Inc.	12/20/16	5.000%	50	8.386%	$(2,079)	$(3,521)	$1,442	Barclays Capital Group
K. Hovnanian Enterprise, Inc.	12/20/16	5.000%	50	8.386%	(2,079)	(2,528)	449	Goldman Sachs & Co.
K. Hovnanian Enterprise, Inc.	12/20/16	5.000%	50	8.386%	(2,079)	(3,028)	949	Goldman Sachs & Co.
K. Hovnanian Enterprise, Inc.	12/20/16	5.000%	30	8.386%	(1,247)	(3,017)	1,770	Citigroup Global Markets
Republic of Venezuela	06/20/16	5.000%	160	*	(40,156)	(59,222)	19,066	BNP Paribas
Republic of Venezuela	09/20/16	5.000%	190	78.621%	(72,590)	(90,276)	17,686	Credit Suisse First Boston Corp.
Republic of Venezuela	09/20/16	5.000%	100	78.621%	(38,205)	(45,028)	6,823	Goldman Sachs & Co.
Republic of Venezuela	09/20/16	5.000%	50	78.621%	(19,103)	(22,778)	3,675	BNP Paribas
Republic of Venezuela	09/20/16	5.000%	50	78.621%	(19,103)	(23,757)	4,654	BNP Paribas
Republic of Venezuela	09/20/16	5.000%	50	78.621%	(19,103)	(25,521)	6,418	BNP Paribas
Republic of Venezuela	09/20/16	5.000%	50	78.621%	(31,658)	(23,521)	(8,137)	BNP Paribas
Republic of Venezuela	09/20/16	5.000%	50	78.621%	(19,103)	(23,757)	4,654	Credit Suisse First Boston Corp.
Republic of Venezuela	09/20/16	5.000%	50	78.621%	(19,103)	(18,028)	(1,075)	Goldman Sachs & Co.
Republic of Venezuela	09/20/16	5.000%	50	78.621%	(19,103)	(25,946)	6,843	Goldman Sachs & Co.
Republic of Venezuela	09/20/16	5.000%	50	78.621%	(19,103)	(24,921)	5,818	UBS AG
Republic of Venezuela	09/20/16	5.000%	20	78.621%	(7,641)	(9,011)	1,370	Goldman Sachs & Co.
Republic of Venezuela	06/20/17	5.000%	90	76.280%	(48,484)	(44,563)	(3,921)	Goldman Sachs & Co.
Republic of Venezuela	06/20/17	5.000%	50	76.280%	(26,935)	(24,153)	(2,782)	Goldman Sachs & Co.
Republic of Venezuela	06/20/17	5.000%	50	76.280%	(26,935)	(24,653)	(2,282)	Goldman Sachs & Co.
Republic of Venezuela	06/20/17	5.000%	50	76.280%	(26,935)	(26,750)	(185)	Goldman Sachs & Co.
Republic of Venezuela	06/20/17	5.000%	50	76.280%	(26,935)	(27,000)	65	Goldman Sachs & Co.
Republic of Venezuela	12/20/19	5.000%	80	63.215%	(50,068)	(47,133)	(2,935)	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	80	63.215%	(50,068)	(50,411)	343	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	80	63.215%	(50,068)	(50,878)	810	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	40	63.215%	(25,034)	(25,006)	(28)	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	40	63.215%	(25,034)	(24,117)	(917)	Deutsche Bank AG
Republic of Venezuela	12/20/19	5.000%	32	63.215%	(20,027)	(15,827)	(4,200)	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	16	63.215%	(10,014)	(9,609)	(405)	Goldman Sachs & Co.
Republic of Venezuela	03/20/20	5.000%	130	62.423%	(81,701)	(83,435)	1,734	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued):
Republic of Venezuela	03/20/20	5.000%	50	62.423%	$(31,423)	$(32,403)	$980	BNP Paribas
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(26,683)	1,544	Bank of America
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(26,056)	917	Barclays Capital Group
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(26,256)	1,117	Goldman Sachs & Co.
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(25,861)	722	Goldman Sachs & Co.
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(24,100)	(1,039)	Goldman Sachs & Co.
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(25,867)	728	Goldman Sachs & Co.
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(26,067)	928	Goldman Sachs & Co.
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(26,578)	1,439	UBS AG
Republic of Venezuela	03/20/20	5.000%	40	62.423%	(25,139)	(26,628)	1,489	UBS AG
Republic of Venezuela	03/20/20	5.000%	20	62.423%	(12,569)	(12,878)	309	UBS AG
Republic of Venezuela	03/20/20	5.000%	10	62.423%	(6,285)	(6,365)	80	UBS AG
Republic of Venezuela	12/16/20	5.000%	100	82.272%	(47,980)	(48,906)	926	Credit Suisse First Boston Corp.
Sears Roebuck	03/20/16	5.000%	70	14.061%	(1,158)	(9,469)	8,311	Deutsche Bank AG
SuperValu, Inc.	03/20/16	5.000%	60	0.439%	698	(4,817)	5,515	UBS AG
SuperValu, Inc.	03/20/16	5.000%	30	0.439%	349	(3,458)	3,807	Credit Suisse First Boston Corp.
SuperValu, Inc.	03/20/16	5.000%	30	0.439%	349	(2,829)	3,178	Credit Suisse First Boston Corp.

					$(1,132,279)	$(1,226,172)	$93,893

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
ALCOA, Inc.	12/20/20	1.000%	100	3.964%	$12,980	$12,329	$651	Goldman Sachs & Co.
ALCOA, Inc.	12/20/20	1.000%	50	3.964%	6,490	6,522	(32)	Credit Suisse First Boston Corp.
ALCOA, Inc.	12/20/20	1.000%	50	3.964%	6,490	6,756	(266)	Credit Suisse First Boston Corp.
Ally Financial Corp.	03/20/17	5.000%	62	1.066%	(3,052)	(4,879)	1,827	Barclays Capital Group
Ally Financial Corp.	03/20/17	5.000%	25	1.066%	(1,231)	(2,320)	1,089	Barclays Capital Group
Ally Financial Corp.	12/20/17	5.000%	88	1.245%	(6,508)	(9,724)	3,216	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2) (continued):
Ally Financial Corp.	12/20/17	5.000%		64	1.245%	$(4,733)	$(7,318)	$2,585	Barclays Capital Group
Ally Financial Corp.	12/20/17	5.000%		43	1.245%	(3,180)	(5,208)	2,028	Barclays Capital Group
Ally Financial Corp.	12/20/17	5.000%		40	1.245%	(2,958)	(4,243)	1,285	Barclays Capital Group
Avon Products, Inc.	09/20/18	5.000%		60	6.609%	3,069	1,083	1,986	Goldman Sachs & Co.
Beazer Homes USA, Inc.	12/20/17	5.000%		100	3.002%	(3,670)	(3,584)	(86)	Citigroup Global Markets
Beazer Homes USA, Inc.	12/20/17	5.000%		50	3.002%	(1,835)	(1,903)	68	Goldman Sachs & Co.
CIT Group, Inc.	06/20/17	5.000%		40	1.217%	(2,268)	(4,033)	1,765	Barclays Capital Group
CIT Group, Inc.	06/20/17	5.000%		8	1.217%	(454)	(740)	286	Barclays Capital Group
Freeport-McMoran, Inc.	12/20/20	1.000%		140	12.985%	51,896	27,429	24,467	Citigroup Global Markets
Frontier Communications	06/20/17	5.000%		24	2.062%	(1,051)	(2,343)	1,292	Barclays Capital Group
iStar Financial, Inc.	09/20/16	5.000%		40	1.776%	(993)	(2,201)	1,208	Barclays Capital Group
Nabors Industries, Inc.	12/20/20	1.000%		330	5.746%	64,077	44,323	19,754	Goldman Sachs & Co.
Nabors Industries, Inc.	12/20/20	1.000%		50	5.746%	9,709	7,788	1,921	Credit Suisse First Boston Corp.
People’s Republic of China	12/20/20	1.000%		2,850	1.095%	11,814	24,577	(12,763)	BNP Paribas
Republic of Turkey	12/20/20	1.000%		2,610	2.675%	196,935	210,773	(13,838)	BNP Paribas
Springleaf Finance Corp.	09/20/17	5.000%		100	1.831%	(5,508)	(7,954)	2,446	Barclays Capital Group
Springleaf Finance Corp.	09/16/20	5.000%		100	1.189%	(2,917)	(3,199)	282	Barclays Capital Group
Sprint Communications, Inc.	12/20/20	5.000%		40	10.699%	7,691	2,072	5,619	Bank of America
Standard Chartered Bank	12/20/20	1.000%	EUR	100	2.527%	7,789	7,150	639	Morgan Stanley Capital Services, Inc.
Standard Chartered Bank	12/20/20	1.000%	EUR	100	2.527%	1,785	8,183	(6,398)	Morgan Stanley Capital Services, Inc.
Staples, Inc.	12/20/20	1.000%		90	2.012%	4,223	3,354	869	Credit Suisse First Boston Corp.
Transocean, Inc.	12/20/20	1.000%		100	14.084%	41,987	31,834	10,153	Credit Suisse First Boston Corp.
Transocean, Inc.	12/20/20	1.000%		100	14.084%	41,987	32,595	9,392	Credit Suisse First Boston Corp.
United Mexican States	12/20/20	1.000%		1,670	1.693%	53,053	34,491	18,562	BNP Paribas

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2) (continued):
Weatherford International, Inc.	12/20/20	1.000%	190	8.211%	$49,975	$32,404	$17,571	Credit Suisse First Boston Corp.

					$531,592	$434,014	$97,578

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(2):
ABX.6.V2	05/25/46	0.110%	190	$38,696	$56,176	$(17,480)	Barclays Capital Group
ABX.6.V2	05/25/46	0.110%	170	32,574	(8,916)	41,490	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	0.110%	150	28,283	29,567	(1,284)	Bank of America
ABX.6.V2	05/25/46	0.110%	90	16,273	25,227	(8,954)	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	0.110%	70	13,424	13,151	273	Bank of America
CDX.EM.24.V1	12/20/20	1.000%	1,117	124,089	124,127	(38)	Barclays Capital Group
CDX.EM.24.V2	12/20/20	1.000%	270	29,990	29,532	458	Citigroup Global Markets
CDX.IOS.10.V1	01/12/41	4.500%	1,217	565	—	565	Citigroup Global Markets
CDX.IOS.10.V1	01/12/41	5.000%	760	119	—	119	Citigroup Global Markets
CDX.IOS.10.V1	01/12/41	5.000%	580	91	—	91	Citigroup Global Markets
CDX.IOS.10.V1	01/12/41	5.000%	580	91	—	91	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%	490	(230)	—	(230)	Bank of America
CDX.IOS.11.V1	01/12/42	4.000%	490	(230)	—	(230)	Goldman Sachs & Co.
CDX.IOS.11.V1	01/12/42	4.000%	450	211	—	211	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%	450	211	—	211	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%	450	211	—	211	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%	440	206	—	206	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%	440	206	—	206	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%	430	202	—	202	Citigroup Global Markets
CMBX.NA.AA.3.V1	12/13/49	0.270%	250	150,150	—	150,150	Barclays Capital Group
CMBX.NA.AA.3.V1	12/13/49	0.270%	120	72,072	—	72,072	Morgan Stanley Capital Services, Inc.
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	2,607	—	2,607	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(2) (continued):
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	$2,607	$—	$2,607	Citigroup Global Markets
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	2,607	—	2,607	Goldman Sachs & Co.
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	2,607	—	2,607	Goldman Sachs & Co.
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	2,607	—	2,607	Morgan Stanley Capital Services, Inc.
CMBX.NA.BBB.4.V1	02/17/51	5.000%	350	305,375	—	305,375	Citigroup Global Markets

				$825,614	$268,864	$556,750

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Value at Trade Date	Value at December 31, 2015(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(2):
CDX.NA.HY.25.V1	12/20/20	5.000%		390	$(8,060)	$(5,284)	$2,776
CDX.NA.IG.23.V1	12/20/19	1.000%		3,290	(55,587)	(22,429)	33,158
CDX.NA.IG.25.V1	12/20/20	1.000%		3,670	(13,317)	(21,171)	(7,854)
ITRX.X22.V1	12/20/19	1.000%	EUR	2,710	(49,399)	(41,412)	7,987
ITRX.X24.V1	12/20/20	1.000%	EUR	1,950	(15,181)	(24,240)	(9,059)

					$(141,544)	$(114,536)	$27,008

U.S. Treasury Securities with a combined market value of $354,957 have been segregated with UBS AG to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

Total return swap agreements outstanding at December 31, 2015:

Counterparty(1)	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation(2)
OTC swap agreements:
Goldman Sachs & Co.	06/20/16	110	Pay or receive amounts based on total return of iBoxx USD Liquid High Yield Index	$1,080	$—	$1,080
Goldman Sachs & Co.	06/20/16	110	Pay or receive amounts based on total return of iBoxx USD Liquid High Yield Index	558	—	558
Goldman Sachs & Co.	06/20/16	60	Pay or receive amounts based on total return of iBoxx USD Liquid High Yield Index	726	—	726
Goldman Sachs & Co.	06/20/16	60	Pay or receive amounts based on total return of iBoxx USD Liquid High Yield Index	304	—	304
Goldman Sachs & Co.	06/20/16	60	Pay or receive amounts based on total return of iBoxx USD Liquid High Yield Index	304	—	304
Goldman Sachs & Co.	06/20/16	50	Pay or receive amounts based on total return of iBoxx USD Liquid High Yield Index	192	—	192
Morgan Stanley Capital Services, Inc.	06/20/16	70	Pay or receive amounts based on total return of iBoxx USD Liquid High Yield Index	847	—	847

				$4,011	$—	$4,011

(1)	The Portfolio receives or pays the total return on the positions shown in the table above and pays or receives the 3 Month USD LIBOR.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation.

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$901,677,792	$352,172,685	$473,629
Preferred Stocks	1,077,343	3,500,795	—
Warrants	—	35	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	2,777,167	—
Residential Mortgage-Backed Securities	—	11,891,102	2,103,215
Bank Loans	—	7,715,427	784,349
Commercial Mortgage-Backed Securities	—	53,260,588	588,773
Convertible Bonds	—	1,112,321	—
Corporate Bonds	—	489,702,555	300,435
Foreign Government Bonds	—	10,209,109	—
Municipal Bonds	—	1,441,017	—
Residential Mortgage-Backed Securities	—	159,469,274	—
U.S. Government Agency Obligations	—	162,908,564	—
U.S. Treasury Obligations	—	208,397,916	—
Affiliated Money Market Mutual Fund	413,083,306	—	—
Options Purchased	406	—	—
Short Sales—Common Stocks	(96,116,131)	—	—
Short Sales—U.S. Government Agency Obligation	—	(51,586)	—
Other Financial Instruments*
Futures	(2,048,416)	—	—
OTC Forward Foreign Currency Contracts	—	993,596	—
Centrally cleared interest rate swaps	—	(15,427)	—
OTC credit default swaps	—	(62,970)	—
Centrally cleared credit default swaps	—	27,008	—
OTC Total Return Swaps	—	4,011	—

Total	$1,217,674,300	$1,465,453,187	$4,250,401

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (4.6% represents investments purchased with collateral from securities on loan)	15.5%
Banks	8.5
U.S. Treasury Obligations	7.8
Residential Mortgage-Backed Securities	6.5
U.S. Government Agency Obligations	6.1
Real Estate Investment Trusts (REITs)	4.3
Pharmaceuticals	3.5
Insurance	3.2
Media	2.5
Commercial Mortgage-Backed Securities	2.0
Software	1.9
Oil, Gas & Consumable Fuels	1.9
Semiconductors & Semiconductor Equipment	1.7
Biotechnology	1.6
Internet Software & Services	1.6
Health Care Providers & Services	1.5
Electric	1.5
Capital Markets	1.4
Telecommunications	1.3
Specialty Retail	1.3
Diversified Financial Services	1.2
IT Services	1.2
Aerospace & Defense	1.2
Technology Hardware, Storage & Peripherals	1.0
Beverages	1.0
Oil & Gas	1.0
Chemicals	0.9
Automobiles	0.9
Internet & Catalog Retail	0.8
Diversified Telecommunication Services	0.7
Tobacco	0.7
Electric Utilities	0.7
Pipelines	0.7
Airlines	0.7
Machinery	0.6
Hotels, Restaurants & Leisure	0.6
Food Products	0.6
Household Durables	0.6
Food & Staples Retailing	0.6
Real Estate Management & Development	0.5
Communications Equipment	0.5
Auto Manufacturers	0.5
Wireless Telecommunication Services	0.5
Retail	0.5
Household Products	0.5
Road & Rail	0.4
Healthcare-Services	0.4
Electronic Equipment, Instruments & Components	0.4
Foreign Government Bonds	0.4
Building Products	0.4
Metals & Mining	0.4
Industrial Conglomerates	0.3
Consumer Finance	0.3
Textiles, Apparel & Luxury Goods	0.3
Multiline Retail	0.3
Electrical Equipment	0.3
Construction Materials	0.3

Agriculture	0.3%
Health Care Equipment & Supplies	0.3
Transportation	0.3
Trading Companies & Distributors	0.3
Foods	0.3
Gas Utilities	0.2
Containers & Packaging	0.2
Auto Components	0.2
Mining	0.2
Life Sciences Tools & Services	0.2
Computers	0.2
Energy Equipment & Services	0.2
Semiconductors	0.2
Personal Products	0.2
Healthcare-Products	0.2
Commercial Services & Supplies	0.2
Commercial Services	0.2
Gas	0.1
Construction & Engineering	0.1
Multi-Utilities	0.1
Miscellaneous Manufacturing	0.1
Electronics	0.1
Non-Residential Mortgage-Backed Securities	0.1
Lodging	0.1
Internet	0.1
Packaging & Containers	0.1
Paper & Forest Products	0.1
Distributors	0.1
Air Freight & Logistics	0.1
Real Estate	0.1
Entertainment	0.1
Machinery-Construction & Mining	0.1
Oil & Gas Services	0.1
Machinery-Diversified	0.1
Municipal Bonds	0.1
Auto Parts & Equipment	0.1
Iron/Steel	0.1
Household Products	(0.1)
Machinery	(0.1)
Internet & Catalog Retail	(0.1)
Auto Components	(0.1)
Road & Rail	(0.1)
Beverages	(0.1)
Specialty Retail	(0.1)
Commercial Services & Supplies	(0.1)
Internet Software & Services	(0.1)
Leisure Products	(0.1)
Health Care Providers & Services	(0.1)
Software	(0.1)
Chemicals	(0.1)
Industrial Conglomerates	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
IT Services	(0.1)
Trading Companies & Distributors	(0.1)
Diversified Telecommunication Services	(0.1)
Electric Utilities	(0.1)
Multi-Utilities	(0.1)
Biotechnology	(0.1)
Communications Equipment	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Real Estate Investment Trusts (REITs)	(0.1)
Pharmaceuticals	(0.1)
Food & Staples Retailing	(0.1)

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Industry table (continued)
Health Care Equipment & Supplies	(0.1)%
Food Products	(0.1)
Banks	(0.1)
Insurance	(0.2)
Media	(0.2)
Semiconductors & Semiconductor Equipment	(0.2)

100.8
Liabilities in excess of other assets	(0.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$267,305	*	Due from/to broker-variation margin futures	$1,115,533	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	15,427	*
Interest rate contracts	Unaffiliated investments	406		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,119,024		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,125,428
Credit contracts	Due from/to broker-variation margin swaps	43,921	*	Due from/to broker-variation margin swaps	16,913	*
Credit contracts	Unrealized appreciation on OTC swap agreements	837,726		Unrealized depreciation on OTC swap agreements	377,402
Credit contracts	Premiums paid for OTC swap agreements	771,443		Premiums received for OTC swap agreements	1,294,737
Equity contracts	Due from/to broker-variation margin futures	989,095	*	Due from/to broker-variation margin futures	2,189,283	*
Equity contracts	Unaffiliated investments	35		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	4,011		—	—

Total		$5,032,966			$6,134,723

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$(132,741)	$(5,134,352)	$(1,288,895)	$—	$(6,555,988)
Foreign exchange contracts	—	—	—	—	9,363,429	9,363,429
Credit contracts	—	—	—	216,005	—	216,005
Equity contracts	14,770	—	4,827,306	—	—	4,842,076

Total	$14,770	$(132,741)	$(307,046)	$(1,072,890)	$9,363,429	$7,865,522

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Options Purchased(3)	Futures	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$47,111	$(4,089,324)	$487,160	$—	$(3,555,053)
Foreign exchange contracts	—	—	—	—	(1,219,441)	(1,219,441)
Credit contracts	—	—	—	386,121	—	386,121
Equity contracts	35	—	(192,246)	4,011	—	(188,200)

Total	$35	$47,111	$(4,281,570)	$877,292	$(1,219,441)	$(4,576,573)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)	Cross currency exchange contracts(2)	Forward Foreign Currency Exchange Contracts — Purchased(3)	Forward Foreign Currency Exchange Contracts — Sold(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements — Buy Protection(4)	Credit Default Swap Agreements — Sell Protection(4)	Total Return Swap Agreements(4)
$101,279	$744,295,268	$359,260,345	$2,228,061	$65,478,918	$153,931,748	$6,783	$34,463	$5,905	$104

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$59,541	$(28,197)	$—	$31,344
Barclays Capital Group	464,129	(464,129)	—	—
BNP Paribas	355,104	(352,082)	—	3,022
Citigroup Global Markets	397,710	(60,486)	—	337,224
Credit Suisse First Boston Corp.	261,343	(197,118)	—	64,225
Deutsche Bank AG	8,700	(8,700)	—	—
Goldman Sachs & Co.	413,866	(413,866)	—	—
Hong Kong & Shanghai Bank	46,200	(46,200)	—	—
Morgan Stanley Capital Services, Inc.	964,283	(100,675)	—	863,608
National Australia Bank Ltd.	—	—	—	—
RBC Dominion Securities	13,932	(13,932)	—	—
Royal Bank of Scotland Group PLC	28,152	—	—	28,152
Societe Generale	697,770	(190)	—	697,580
Standard Chartered PLC	—	—	—	—
State Street Bank	6,824	—	—	6,824
UBS AG	14,650	(14,650)	—	—

	$3,732,204

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(28,197)	$28,197	$—	$—
Barclays Capital Group	(611,841)	464,129	—	(147,712)
BNP Paribas	(352,082)	352,082	—	—
Citigroup Global Markets	(60,486)	60,486	—	—
Credit Suisse First Boston Corp.	(197,118)	197,118	—	—
Deutsche Bank AG	(132,628)	8,700	—	(123,928)
Goldman Sachs & Co.	(471,649)	413,866	280,000	—
Hong Kong & Shanghai Bank	(377,426)	46,200	—	(331,226)
Morgan Stanley Capital Services, Inc.	(100,675)	100,675	—	—
National Australia Bank Ltd.	(129,841)	—	—	(129,841)
RBC Dominion Securities	(143,675)	13,932	—	(129,743)
Royal Bank of Scotland Group PLC	—	—	—	—
Societe Generale	(190)	190	—	—
Standard Chartered PLC	(89,572)	—	—	(89,572)
State Street Bank	—	—	—	—
UBS AG	(102,187)	14,650	—	(87,537)

	$(2,797,567)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $119,088,526:
Unaffiliated investments (cost $2,313,631,308)	$2,371,564,497
Affiliated investments (cost $413,083,306)	413,083,306
Cash	847,469
Foreign currency, at value (cost $3,218,519)	3,250,461
Deposit with Broker for futures	4,084,000
Deposit with Broker for securities sold short	78,225,952
Dividends and interest receivable	9,863,525
Receivable for investments sold	5,749,902
Unrealized appreciation on OTC forward foreign currency contracts	2,119,024
Tax reclaim receivable	1,783,121
Unrealized appreciation on OTC swap agreements	841,737
Premiums paid for OTC swap agreements	771,443
Due from broker-variation margin futures	630,106
Receivable from affiliate	209,118
Receivable for fund share sold	139,668
Prepaid expenses	22,186

Total Assets	2,893,185,515

LIABILITIES:
Payable to broker for collateral for securities on loan	122,172,498
Securities sold short, at value (proceeds received $96,700,157)	96,116,131
Payable for investments purchased	3,147,930
Premiums received for OTC swap agreements	1,294,737
Unrealized depreciation on OTC forward foreign currency contracts	1,125,428
Advisory fees payable	1,003,845
Accrued expenses and other liabilities	567,232
Unrealized depreciation on OTC swap agreements	377,402
Interest payable on securities sold short	201,430
Payable for fund share repurchased	120,578
Dividends payable on securities sold short	116,539
Distribution fee payable	74,218
U.S. Government Agency Obligations—Short (proceeds received $51,711)	51,586
Due to broker-variation margin swaps	24,157
Affiliated transfer agent fee payable	340

Total Liabilities	226,394,051

NET ASSETS	$2,666,791,464

Net assets were comprised of:
Paid-in capital	$2,053,755,446
Retained earnings	613,036,018

Net assets, December 31, 2015	$2,666,791,464

Net asset value and redemption price per share, $2,666,791,464 / 162,402,527 outstanding shares of beneficial interest	$16.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$42,237,636
Unaffiliated dividend income (net) (foreign withholding tax $991,333, includes $84,958 reimbursable by an affiliate)	25,775,700
Affiliated dividend income	580,359
Affiliated income from securities lending, net	421,990

69,015,685

EXPENSES
Advisory fees	25,632,026
Distribution fee	4,980,941
Dividends on securities sold short	2,493,737
Custodian and accounting fees	1,429,000
Interest expense on short sales	262,106
Audit fee	67,000
Trustees’ fees	37,000
Insurance expenses	37,000
Shareholders’ reports	34,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense	438
Miscellaneous	94,910

Total expenses	35,100,158
Less: advisory fee waivers and/or expense reimbursement	(75,409)

Net expenses	35,024,749

NET INVESTMENT INCOME	33,990,936

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	118,117,325
Futures transactions	(307,046)
Short sales transactions	(17,712,085)
Swap agreements transactions	(1,072,890)
Foreign currency transactions	2,793,863

101,819,167

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $42,171)	(154,547,907)
Futures	(4,281,570)
Short sales	19,330,114
Swap agreements	877,292
Foreign currencies	(1,104,538)

(139,726,609)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(37,907,442)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,916,506)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$33,990,936	$40,405,696
Net realized gain on investment and foreign currency transactions	101,819,167	164,121,966
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(139,726,609)	(44,674,535)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,916,506)	159,853,127

FUND SHARE TRANSACTIONS:
Fund share sold [3,549,877 and 3,061,864 shares, respectively]	58,887,565	48,781,690
Fund share repurchased [22,168,238 and 15,605,290 shares, respectively]	(366,597,786)	(249,336,598)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(307,710,221)	(200,554,908)

TOTAL DECREASE IN NET ASSETS	(311,626,727)	(40,701,781)
NET ASSETS:
Beginning of year	2,978,418,191	3,019,119,972

End of year	$2,666,791,464	$2,978,418,191

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 88.1%
COMMON STOCKS — 61.5%	Shares	Value (Note 2)
Aerospace & Defense — 2.7%
Boeing Co. (The)	58,340	$8,435,381
DigitalGlobe, Inc.*	39,979	626,071
Hexcel Corp.	146,440	6,802,138
Honeywell International, Inc.	20,330	2,105,578
Huntington Ingalls Industries, Inc.	4,620	586,047
United Technologies Corp.	14,755	1,417,513

		19,972,728

Air Freight & Logistics — 0.2%
Bollore SA (France)	148,400	691,493
C.H. Robinson Worldwide, Inc.	9,460	586,709

		1,278,202

Airlines — 0.2%
Japan Airlines Co. Ltd. (Japan)	32,800	1,174,007
Ryanair Holdings PLC (Ireland), ADR	7,982	690,124

		1,864,131

Auto Components — 0.9%
Aisin Seiki Co. Ltd. (Japan)	24,300	1,045,833
BorgWarner, Inc.	11,880	513,572
Cie Generale des Etablissements Michelin (France)	7,300	694,837
Continental AG (Germany)	2,105	509,223
Denso Corp. (Japan)	24,700	1,180,302
GKN PLC (United Kingdom)	225,100	1,021,480
Hyundai Mobis Co. Ltd. (South Korea)*	2,537	530,815
Lear Corp.	8,940	1,098,100
Magna International, Inc. (Canada)	11,790	478,178

		7,072,340

Banks — 4.1%
Akbank TAS (Turkey)	159,197	365,043
Banco Bradesco SA (Brazil), ADR	36,145	173,857
Banco do Brasil SA (Brazil)	43,300	161,325
Bancolombia SA (Colombia), ADR	8,751	234,089
Bank of America Corp.	38,100	641,223
Barclays PLC (United Kingdom)	281,000	904,480
BB&T Corp.	19,660	743,345
Citigroup, Inc.	40,980	2,120,715
Citizens Financial Group, Inc.	337,950	8,850,911
DBS Group Holdings Ltd. (Singapore)	132,600	1,554,006
DnB ASA (Norway)	60,652	747,307
Erste Group Bank AG (Austria)*	18,665	584,032
HDFC Bank Ltd. (India), ADR	11,271	694,294
HSBC Holdings PLC (United Kingdom), (QMTF)	43,245	341,387
HSBC Holdings PLC (United Kingdom), (XHKG)	156,400	1,236,593
ICICI Bank Ltd. (India), ADR	80,392	629,469
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	624,000	374,037
JPMorgan Chase & Co.	37,260	2,460,278
Komercni Banka A/S (Czech Republic)	1,810	359,341
PNC Financial Services Group, Inc. (The)	7,090	675,748
Resona Holdings, Inc. (Japan)	219,800	1,067,401
Societe Generale SA (France)	11,060	509,671
Sumitomo Mitsui Financial Group, Inc. (Japan)	38,200	1,441,708

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Turkiye Garanti Bankasi A/S (Turkey)	133,880	$326,154
Wells Fargo & Co.	41,960	2,280,946
Zions Bancorporation	34,310	936,663

		30,414,023

Beverages — 1.1%
Carlsberg A/S (Denmark) (Class B Stock)	9,176	812,917
Coca-Cola East Japan Co. Ltd. (Japan)	42,100	677,967
Davide Campari-Milano SpA (Italy)	62,200	537,773
Diageo PLC (United Kingdom)	30,678	837,752
Heineken Holding NV (Netherlands)	16,000	1,231,794
PepsiCo, Inc.	43,115	4,308,051

		8,406,254

Biotechnology — 2.6%
Allergan PLC*	27,353	8,547,813
Celgene Corp.*	10,970	1,313,767
Gilead Sciences, Inc.	92,870	9,397,515

		19,259,095

Capital Markets — 2.0%
Ameriprise Financial, Inc.	56,280	5,989,318
Azimut Holding SpA (Italy)	38,800	964,426
Charles Schwab Corp. (The)	15,040	495,267
Credit Suisse Group AG (Switzerland), ADR	18,053	391,570
Daiwa Securities Group, Inc. (Japan)	210,600	1,287,544
GAM Holding AG (Switzerland)*	48,322	799,855
Legg Mason, Inc.	15,200	596,296
Mediobanca SpA (Italy)	108,500	1,040,093
TD Ameritrade Holding Corp.	56,530	1,962,156
UBS Group AG (Switzerland)	71,200	1,381,242

		14,907,767

Chemicals — 1.8%
Akzo Nobel NV (Netherlands)	14,000	935,466
Arkema SA (France)	12,297	860,778
Denka Co. Ltd. (Japan)	182,000	806,453
Dow Chemical Co. (The)	28,514	1,467,901
E.I. du Pont de Nemours & Co.	73,070	4,866,462
Johnson Matthey PLC (United Kingdom)	20,777	812,757
Kuraray Co. Ltd. (Japan)(a)	79,700	965,391
Olin Corp.	20,002	345,235
Sherwin-Williams Co. (The)	7,875	2,044,350

		13,104,793

Commercial Services & Supplies — 0.6%
ADT Corp. (The)(a)	21,750	717,315
Republic Services, Inc.	42,350	1,862,977
Secom Co. Ltd. (Japan)	13,800	935,223
Stericycle, Inc.*	10,065	1,213,839

		4,729,354

Communications Equipment — 0.6%
Cisco Systems, Inc.	55,600	1,509,818
Harris Corp.	4,250	369,325
QUALCOMM, Inc.	14,890	744,277
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	159,400	1,536,824

		4,160,244

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.1%
Boskalis Westminster (Netherlands)	18,200	$742,422

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	160,500	429,029

Consumer Finance — 1.3%
Discover Financial Services	37,285	1,999,222
Synchrony Financial*	248,055	7,543,353

		9,542,575

Containers & Packaging — 0.3%
Rexam PLC (United Kingdom)	107,141	955,650
Smurfit Kappa Group PLC (Ireland)	42,768	1,095,338
WestRock Co.	12,274	559,940

		2,610,928

Distributors — 0.1%
Inchcape PLC (United Kingdom)	80,100	924,173

Diversified Financial Services — 1.6%
Challenger Ltd. (Australia)	210,900	1,329,169
First Pacific Co. Ltd. (Hong Kong)	796,975	527,945
Groupe Bruxelles Lambert SA (Belgium)	13,400	1,146,609
IG Group Holdings PLC (United Kingdom)	71,905	850,104
Investor AB (Sweden) (Class B Stock)	38,284	1,406,944
ORIX Corp. (Japan)	99,100	1,390,221
Voya Financial, Inc.	138,780	5,122,370

		11,773,362

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	23,130	795,903
Nippon Telegraph & Telephone Corp. (Japan)	25,300	1,006,892
Verizon Communications, Inc.	54,580	2,522,688

		4,325,483

Electric Utilities — 0.3%
Duke Energy Corp.	2,360	168,480
Edison International	23,720	1,404,461
Exelon Corp.	10,910	302,971
OGE Energy Corp.	25,060	658,827

		2,534,739

Electrical Equipment — 0.1%
Prysmian SpA (Italy)	39,661	866,563

Electronic Equipment, Instruments & Components — 0.6%
Flextronics International Ltd.*	103,700	1,162,477
FLIR Systems, Inc.	34,630	972,064
Hitachi Ltd. (Japan)	319,100	1,808,140
TE Connectivity Ltd. (Switzerland)	8,510	549,831

		4,492,512

Energy Equipment & Services — 0.3%
China Oilfield Services Ltd. (China) (Class H Stock)	350,000	300,757
Core Laboratories NV	8,726	948,865
Patterson-UTI Energy, Inc.(a)	21,000	316,680
Rowan Cos. PLC (United Kingdom)	17,220	291,879
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	6,997	383,791
Superior Energy Services, Inc.	12,520	168,644

		2,410,616

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 1.6%
CVS Caremark Corp.	79,715	$7,793,735
FamilyMart Co. Ltd. (Japan)	8,100	376,933
Kroger Co. (The)	52,785	2,207,996
Metro AG (Germany)	35,100	1,118,198
Wal-Mart Stores, Inc.	10,410	638,133

		12,134,995

Food Products — 1.1%
Bunge Ltd.	13,830	944,312
Campbell Soup Co.(a)	13,380	703,119
Hershey Co. (The)	7,750	691,843
Indofood Sukses Makmur Tbk PT (Indonesia)	593,900	221,062
Kraft Heinz Co. (The)	8,386	610,165
Mondelez International, Inc. (Class A Stock)	29,290	1,313,364
Nestle SA (Switzerland)	17,067	1,266,973
Sanderson Farms, Inc.	8,830	684,502
WhiteWave Foods Co. (The)*	36,169	1,407,336

		7,842,676

Gas Utilities
APA Group (Australia)	55,465	349,005

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	136,710	6,139,646
Getinge AB (Sweden) (Class B Stock)	29,016	760,082
Medtronic PLC (Ireland)	10,060	773,815
Mindray Medical International Ltd. (China), ADR	15,148	410,814
Zimmer Biomet Holdings, Inc.	6,690	686,327

		8,770,684

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	20,960	2,173,762
Express Scripts Holding Co.*	3,870	338,277
HCA Holdings, Inc.*	7,690	520,075
Henry Schein, Inc.*	2,290	362,255
McKesson Corp.	34,000	6,705,820
Qualicorp SA (Brazil)	58,300	208,222
Quest Diagnostics, Inc.	9,720	691,481
UnitedHealth Group, Inc.	91,525	10,767,001

		21,766,893

Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	20,134	1,096,900
MGM China Holdings Ltd. (Macau)	329,400	409,402
Sodexo SA (France)	5,301	517,894
Starbucks Corp.	33,585	2,016,107
Starwood Hotels & Resorts Worldwide, Inc.	27,820	1,927,370
TUI AG (Germany)	59,100	1,067,614

		7,035,287

Household Durables — 0.4%
NVR, Inc.*	1,045	1,716,935
Sony Corp. (Japan)	39,800	978,156

		2,695,091

Household Products — 0.1%
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	18,878	547,087

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	16,800	$598,360

Industrial Conglomerates — 1.9%
CK Hutchison Holdings Ltd. (Hong Kong)	85,100	1,143,908
DCC PLC (United Kingdom)	6,800	568,089
General Electric Co.	297,786	9,276,033
Koninklijke Philips NV (Netherlands)	59,716	1,524,215
Siemens AG (Germany)	13,605	1,316,235

		13,828,480

Insurance — 2.9%
Admiral Group PLC (United Kingdom)	21,100	515,595
Allianz SE (Germany)	5,621	990,864
Allstate Corp. (The)	15,410	956,807
American International Group, Inc.	183,316	11,360,092
Assured Guaranty Ltd.	25,760	680,837
Aviva PLC (United Kingdom)	168,538	1,279,291
Delta Lloyd NV (Netherlands)	72,558	427,727
Everest Re Group Ltd.	6,236	1,141,749
Fairfax Financial Holdings Ltd. (Canada)	1,881	893,003
MS&AD Insurance Group Holdings Inc. (Japan)	46,900	1,375,327
Reinsurance Group of America, Inc.	12,210	1,044,565
Talanx AG (Germany)	24,300	747,339

		21,413,196

Internet & Catalog Retail — 0.6%
Amazon.com, Inc.*	3,855	2,605,556
TripAdvisor, Inc.*	20,245	1,725,886

		4,331,442

Internet Software & Services — 2.1%
Alphabet, Inc. (Class A Stock)*	5,915	4,601,929
Alphabet, Inc. (Class C Stock)*	9,620	7,300,426
Facebook, Inc. (Class A Stock)*	7,405	775,007
IAC/InterActiveCorp	22,335	1,341,217
LinkedIn Corp. (Class A Stock)*	7,775	1,749,997

		15,768,576

IT Services — 2.1%
Amadeus IT Holding SA (Spain) (Class A Stock)	25,479	1,122,984
Cognizant Technology Solutions Corp. (Class A Stock)*	15,440	926,709
Computer Sciences Corp.	10,560	345,101
CSRA, Inc.	26,770	803,100
MasterCard, Inc. (Class A Stock)	8,760	852,874
PayPal Holdings, Inc.*	48,530	1,756,786
Visa, Inc. (Class A Stock)	129,485	10,041,562

		15,849,116

Life Sciences Tools & Services — 0.2%
ICON PLC (Ireland)*	17,467	1,357,186

Machinery — 1.3%
FANUC Corp. (Japan)	5,700	982,052
Ingersoll-Rand PLC	123,360	6,820,574
Komatsu Ltd. (Japan)	36,000	589,048
Mitsubishi Heavy Industries Ltd. (Japan)	158,200	691,730
Oshkosh Corp.	16,240	634,010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Weichai Power Co. Ltd. (China) (Class H Stock)	168,200	$185,232

		9,902,646

Marine — 0.1%
Orient Overseas International Ltd. (Hong Kong)	126,000	603,098

Media — 0.6%
Grupo Televisa SAB (Mexico), ADR	19,000	516,990
ITV PLC (United Kingdom)	138,335	563,214
Scripps Networks Interactive, Inc. (Class A Stock)(a)	7,840	432,846
Sky PLC (United Kingdom)	73,000	1,196,678
UBM PLC (United Kingdom)	106,300	823,872
Walt Disney Co. (The)	8,345	876,892

		4,410,492

Metals & Mining — 0.5%
BHP Billiton Ltd. (Australia), ADR(a)	9,757	251,340
BHP Billiton PLC (Australia), ADR	19,100	432,615
Freeport-McMoRan, Inc.	27,230	184,347
Nippon Steel & Sumitomo Metal Corp. (Japan)	19,400	383,778
Norsk Hydro ASA (Norway)	105,047	390,470
Reliance Steel & Aluminum Co.	11,680	676,389
Rio Tinto PLC (United Kingdom), ADR	14,082	410,068
Royal Gold, Inc.	6,800	247,996
South32 Ltd. (Australia)*	578,500	444,403
Voestalpine AG (Austria)	14,855	454,390

		3,875,796

Multiline Retail — 0.1%
J.C. Penney Co., Inc.*(a)	34,620	230,569
Target Corp.	4,490	326,019

		556,588

Multi-Utilities — 0.8%
Ameren Corp.	15,360	664,013
Engie SA (France)	91,400	1,618,997
National Grid PLC (United Kingdom)	106,716	1,471,792
Public Service Enterprise Group, Inc.	25,030	968,411
Veolia Environnement SA (France)	58,700	1,392,710

		6,115,923

Oil, Gas & Consumable Fuels — 2.3%
Anadarko Petroleum Corp.	72,680	3,530,794
Chevron Corp.	17,080	1,536,517
Eni SpA (Italy)	63,400	942,015
Exxon Mobil Corp.	18,360	1,431,162
Hess Corp.	6,390	309,787
Marathon Oil Corp.	20,290	255,451
Oasis Petroleum, Inc.*(a)	30,340	223,606
Occidental Petroleum Corp.	81,325	5,498,383
Pioneer Natural Resources Co.	11,615	1,456,289
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	13,041	297,429
Statoil ASA (Norway), ADR	27,812	388,255
Total SA (France)	18,300	820,419
Whiting Petroleum Corp.*	40,880	385,907

		17,076,014

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	18,035	$1,588,162
Unilever PLC (United Kingdom)	42,953	1,842,358

		3,430,520

Pharmaceuticals — 3.3%
AbbVie, Inc.	146,195	8,660,592
Bayer AG (Germany)	9,252	1,155,492
Daiichi Sankyo Co. Ltd. (Japan)	52,500	1,083,585
Johnson & Johnson	16,220	1,666,118
Merck KGaA (Germany)	7,100	687,432
Novartis AG (Switzerland)	15,367	1,321,858
Novartis AG (Switzerland), ADR	9,502	817,552
Pfizer, Inc.	28,340	914,815
Roche Holding AG (Switzerland)	3,303	915,289
Sanofi (France)	20,358	1,734,954
Shire PLC (Ireland)	15,595	1,069,939
Teva Pharmaceutical Industries Ltd. (Israel), ADR	39,253	2,576,567
Zoetis, Inc.	34,475	1,652,042

		24,256,235

Real Estate Investment Trusts (REITs) — 0.2%
Equity Residential	4,530	369,603
Simon Property Group, Inc.	2,010	390,824
Sun Communities, Inc.	9,560	655,147

		1,415,574

Real Estate Management & Development — 0.2%
Cheung Kong Property Holdings Ltd. (Hong Kong)	112,300	726,467
Conwert Immobilien Invest SE (Austria)*	27,660	422,038

		1,148,505

Road & Rail — 0.1%
Asciano Ltd. (Australia)	146,200	929,493

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Semiconductor Engineering, Inc. (Taiwan)	633,723	727,971
ARM Holdings PLC (United Kingdom), ADR(a)	32,283	1,460,483
Intel Corp.	34,990	1,205,405
Lam Research Corp.(a)	7,930	629,801
Skyworks Solutions, Inc.(a)	17,010	1,306,878
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	77,000	332,197
Texas Instruments, Inc.	111,360	6,103,642

		11,766,377

Software — 3.0%
Electronic Arts, Inc.*	9,880	678,954
FireEye, Inc.*	51,900	1,076,406
Microsoft Corp.	236,060	13,096,608
Oracle Corp.	189,595	6,925,905
SAP SE (Germany)	9,900	785,601

		22,563,474

Specialty Retail — 2.1%
CarMax, Inc.*(a)	31,115	1,679,276
Dick’s Sporting Goods, Inc.(a)	109,000	3,853,150
Home Depot, Inc. (The)	66,480	8,791,980

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Kingfisher PLC (United Kingdom)	214,761	$1,040,198
Nitori Holdings Co. Ltd. (Japan)	6,000	503,891

		15,868,495

Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	119,973	12,628,358
FUJIFILM Holdings Corp. (Japan)	25,600	1,068,352
NEC Corp. (Japan)	442,900	1,403,338
Samsung Electronics Co. Ltd. (South Korea)	1,263	1,347,094
Seagate Technology PLC(a)	113,140	4,147,712

		20,594,854

Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp.	3,630	267,349
Skechers U.S.A., Inc. (Class A Stock)*	23,515	710,388
VF Corp.	25,850	1,609,163

		2,586,900

Tobacco — 0.3%
Imperial Tobacco Group PLC (United Kingdom)	23,606	1,246,821
Philip Morris International, Inc.	12,370	1,087,447

		2,334,268

Trading Companies & Distributors — 0.3%
Mitsubishi Corp. (Japan)	40,400	671,978
Noble Group Ltd. (Hong Kong)	1,677,400	468,860
Rexel SA (France)	76,100	1,013,336

		2,154,174

Transportation Infrastructure — 0.2%
Aena SA (Spain)*	10,000	1,145,098
SIA Engineering Co. Ltd. (Singapore)	36,200	94,302

		1,239,400

Water Utilities — 0.1%
Guangdong Investment Ltd. (China)	747,500	1,055,641

Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc. (Canada) (Class B Stock)	8,650	298,079
SK Telecom Co. Ltd. (South Korea)	4,727	865,128
SoftBank Group Corp. (Japan)	24,800	1,251,666
Vodafone Group PLC (United Kingdom)	322,648	1,046,278

		3,461,151

TOTAL COMMON STOCKS (cost $437,307,408)		457,455,025

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Hyundai Motor Co. (PRFC)	9,400	821,917
Porsche Automobil Holding SE (PRFC)	7,400	398,251

		1,220,168

TOTAL PREFERRED STOCKS (cost $1,601,666)		1,220,168

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 2.0%
Non-Residential Mortgage-Backed Securities — 2.0%
Ally Auto Receivables Trust,
Series 2015-1, Class A3
1.390%	09/16/19	161	$160,345
Series 2015-2, Class A3
1.490%	11/15/19	145	144,419
Ally Master Owner Trust,
Series 2015-1, Class A
0.826%(c)	01/15/19	396	394,506
AmeriCredit Automobile Receivables Trust,
Series 2013-5, Class B
1.520%	01/08/19	325	323,710
BMW Vehicle Lease Trust,
Series 2015-2, Class A3
1.400%	02/20/19	119	118,378
CLI Funding V LLC,
Series 2014-2A, Class A, 144A
3.380%	10/18/29	883	856,043
Cronos Containers Program I Ltd. (Bermuda),
Series 2014-2A, Class A, 144A
3.270%	11/18/29	880	858,015
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2, 144A
5.216%	01/25/42	883	908,545
FDIC Guaranteed Notes,
Series 2010-S1, Class 2A, 144A
3.250%	04/25/38	512	523,350
FDIC Trust,
Series 2011-R1, Class A, 144A
2.672%	07/25/26	271	275,624
Ford Credit Auto Owner Trust,
Series 2013-C, Class A3
0.820%	12/15/17	175	174,521
Ford Credit Floorplan Master Owner Trust,
Series 2014-1, Class A2
0.826%(c)	02/15/19	306	304,967
FRS I LLC,
Series 2013-1A, Class A1, 144A
1.800%	04/15/43	385	377,999
Goal Capital Funding Trust,
Series 2006-1, Class A3
0.513%(c)	11/25/26	489	485,146
Hyundai Auto Receivables Trust,
Series 2013-C, Class A3
1.010%	02/15/18	148	147,744
Santander Drive Auto Receivables Trust,
Series 2013-2, Class B
1.330%	03/15/18	163	163,013
SLM Private Education Loan Trust,
Series 2013-A, Class A1, 144A
1.026%(c)	08/15/22	49	48,876
Series 2013-B, Class A1, 144A
1.076%(c)	07/15/22	89	88,670
Small Business Administration Participation Certificates,
Series 2011-20J, Class 1
2.760%	10/01/31	946	964,193
Series 2012-20C, Class 1
2.510%	03/01/32	776	779,765
Series 2013-20K, Class 1
3.380%	11/01/33	724	753,396

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2014-20L, Class 1
2.700%	12/01/34	941	$945,409
SMART Trust (Australia),
Series 2015-1US, Class A3A
1.500%	09/14/18	630	627,864
Sonic Capital LLC,
Series 2011-1A, Class A2, 144A
5.438%	05/20/41	808	824,232
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	600	601,608
Series 2012-7, Class A
1.760%	09/15/22	475	465,110
Textainer Marine Containers III Ltd. (Bermuda),
Series 2013-1A, Class A, 144A
3.900%	09/20/38	271	269,808
Series 2014-1A, Class A, 144A
3.270%	10/20/39	411	399,650
Volkswagen Auto Loan Enhanced Trust,
Series 2013-2, Class A4
1.160%	03/20/20	200	197,927
World Financial Network Credit Card Master Trust,
Series 2012-A, Class A
3.140%	01/17/23	600	617,822
Series 2012-C, Class A
2.230%	08/15/22	600	602,226
Series 2013-A, Class A
1.610%	12/15/21	500	496,967

TOTAL ASSET-BACKED SECURITIES (cost $15,075,249)			14,899,848

CERTIFICATES OF DEPOSIT — 0.2%
Barclays Bank Delaware (United Kingdom)
1.400%(c)	03/26/18	245	243,408
BMW Bank of North America (Germany)
2.150%	12/10/19	245	245,248
Capital One Bank USA NA
1.400%	10/10/17	245	244,549
Compass Bank
1.900%	11/06/18	245	245,940
GE Capital Bank
1.900%	11/14/18	715	714,424
JPMorgan Chase Bank NA
1.000%	02/19/20	245	243,249

TOTAL CERTIFICATES OF DEPOSIT (cost $1,933,269)			1,936,818

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
Banc of America Commercial Mortgage Trust,
Series 2007-3, Class A4
5.742%(c)	06/10/49	464	476,890
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW18, Class A4
5.700%	06/11/50	815	849,594

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4
5.430%	10/15/49	594	$602,000
Series 2014-GC25, Class B
4.345%	10/10/47	275	278,303
Commercial Mortgage Trust,
Series 2006-C8, Class A4
5.306%	12/10/46	545	555,098
Series 2012-CR1, Class B
4.612%	05/15/45	640	685,312
Series 2012-CR2, Class A4
3.147%	08/15/45	269	271,498
Series 2013-CR7, Class A1
0.716%	03/10/46	45	45,098
Series 2013-CR12, Class ASB
3.623%	10/10/46	130	135,802
Series 2014-CR20, Class AM
3.938%	11/10/47	1,000	1,024,699
Series 2014-SAVA, Class B, 144A
2.176%(c)	06/15/34	450	448,585
Series 2014-UBS2, Class A1
1.298%	03/10/47	269	265,776
Series 2014-UBS3, Class A1
1.402%	06/10/47	174	172,836
Series 2014-UBS5, Class AM
4.193%	09/10/47	300	311,609
Series 2014-UBS5, Class C
4.766%(c)	09/10/47	940	924,782
Series 2015-PC1, Class A5
3.902%	07/10/50	145	149,288
Extended Stay America Trust,
Series 2013-ESH7, Class A17, 144A
2.295%	12/05/31	764	761,937
FHLMC Multifamily Structured Pass-Through Certificates,
Series K706, Class A2
2.323%	10/25/18	287	291,139
FREMF Mortgage Trust,
Series 2012-K705, Class B, 144A
4.161%(c)	09/25/44	279	286,146
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP8, Class AJ
5.480%(c)	05/15/45	225	228,805
Series 2007-LD12, Class A1A
5.850%(c)	02/15/51	178	186,609
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(c)	08/15/47	890	905,464
Morgan Stanley Capital I Trust,
Series 2007-IQ16, Class A4
5.809%	12/12/49	846	883,473
Series 2008-T29, Class A4
6.461%(c)	01/11/43	339	361,094
Series 2014-CPT, Class A, 144A
3.350%	07/13/29	208	212,033
Motel 6 Trust,
Series 2015-MTL6, Class A2A2, 144A
2.605%	02/05/30	620	614,380

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
TimberStar Trust 1,
Series 2006-1A, Class A, 144A
5.668%	10/15/36		218	$223,586
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63		60	61,385
Series 2013-C5, Class A4
3.185%	03/10/46		308	309,127
Series 2013-C5, Class AAB
2.687%	03/10/46		90	89,994
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		201	198,018
Series 2013-PENN, Class A, 144A
3.808%	12/13/29		531	551,126
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class AS
3.580%	02/15/48		470	465,520
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A4, 144A
4.869%(c)	02/15/44		123	134,321
Series 2014-C19, Class B
4.723%(c)	03/15/47		825	864,380

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $15,262,931)				14,825,707

CORPORATE BONDS — 10.9%
Aerospace/Defense — 0.1%
Orbital ATK, Inc.,
Gtd. Notes
5.250%	10/01/21		590	592,950

Airlines — 0.2%
Air Canada 2015-2 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.750%	06/15/29		172	172,430
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.600%	03/22/29		145	146,450
Ethiopian Leasing 2012 LLC (Ethiopia),
Gov’t. Gtd. Notes
2.646%	05/12/26		667	671,401
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28		204	205,795

				1,196,076

Auto Manufacturers — 0.5%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.450%	05/18/20	(a)	568	557,094
Fiat Chrysler Automobiles NV (United Kingdom),
Sr. Unsec’d. Notes
5.250%	04/15/23		610	599,325
Ford Motor Co.,
Sr. Unsec’d. Notes
7.500%	08/01/26		266	315,887

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.375%	01/16/18		400	$399,045
2.551%	10/05/18		290	287,941
3.664%	09/08/24		300	291,723
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23	(a)	600	613,595
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	11/24/20		369	369,998

				3,434,608

Banks — 2.1%
American Express Bank FSB,
Certificate of Deposit
1.650%	07/09/18		245	243,695
American Express Centurion Bank,
Certificate of Deposit
2.350%	10/07/20		248	246,847
Bank of America Corp.,
Jr. Sub. Notes
6.500%(c)	10/29/49		560	590,100
Sr. Unsec’d. Notes, MTN
5.650%	05/01/18		560	602,172
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.100%	01/15/19	(a)	404	405,878
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
2.800%	07/21/21		337	338,853
Bank One Michigan,
Sub. Notes
8.250%	11/01/24		600	772,669
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	(a)	295	283,502
Capital One Financial Corp.,
Sub. Notes
4.200%	10/29/25		227	224,129
Capital One NA,
Certificate of Deposit
2.000%	10/07/19		245	244,116
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.800%	02/05/18		683	680,386
3.875%	10/25/23		690	713,060
Citizens Financial Group, Inc.,
Sub. Notes
4.300%	12/03/25		615	618,234
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Jr. Sub. Notes, 144A
11.000%(c)	12/29/49		475	586,387
Goldman Sachs Bank USA/New York NY,
Certificate of Deposit
2.250%	09/30/20		245	243,906
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/03/24		517	530,638

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
HSBC Bank USA NA,
Certificate of Deposit
1.625%	12/09/20		245	$243,003
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.125%	01/23/25	(a)	344	334,644
3.250%	09/23/22		433	435,499
Lloyds Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49		450	637,560
Morgan Stanley,
Sr. Unsec’d. Notes
2.125%	04/25/18		604	604,806
Sub. Notes
5.000%	11/24/25		700	743,084
National Australia Bank Ltd (Australia),
Jr. Sub. Notes
8.000%(c)	09/29/49		590	611,830
PNC Funding Corp.,
Gtd. Notes
3.300%	03/08/22		269	275,409
PNC Preferred Funding Trust II,
Jr. Sub. Notes, 144A
1.735%(c)	03/29/49		825	738,375
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
2.150%	03/15/19		280	280,734
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, RegS
9.500%(c)	03/16/22		480	518,751
Santander Issuances SAU (Spain),
Gtd. Notes, 144A
5.911%	06/20/16		645	655,231
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
3.950%	01/11/23		500	480,999
State Street Corp.,
Sr. Unsec’d. Notes
3.550%	08/18/25		359	370,282
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/29/49	(a)	570	574,988
Sr. Unsec’d. Notes
5.625%	12/11/17		555	595,426
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	(a)	491	488,457

				15,913,650

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
7.750%	01/15/19		311	359,496
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.250%	10/22/44		250	248,051
7.900%	11/01/18		238	278,878

				886,425

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
6.000%	07/15/18		260	$283,479

Commercial Services — 0.1%
George Washington University (The),
Bonds
3.485%	09/15/22		488	494,439
Unsec’d. Notes
1.827%	09/15/17		91	90,734
Loyola University of Chicago,
Sr. Unsec’d. Notes
3.199%	07/01/22		169	165,146
Northwestern University,
Unsec’d. Notes
3.688%	12/01/38		117	117,615
President and Fellows of Harvard College,
Unsec’d. Notes
6.300%	10/01/37		309	313,053

				1,180,987

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
2.400%	05/03/23		534	520,312
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.625%	02/12/24		375	386,034
5.700%	09/14/17		508	544,872

				1,451,218

Diversified Financial Services — 1.8%
Ahold Lease Pass-Through Trust (Netherlands),
Pass-Through Certificates
8.620%	01/02/25		659	806,949
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.125%	03/30/20		625	621,875
American Express Co.,
Sub. Notes
6.800%(c)	09/01/66	(a)	560	564,200
Cantor Fitzgerald LP,
Unsec’d. Notes, 144A
6.500%	06/17/22		595	619,084
Eaton Vance Corp.,
Sr. Unsec’d. Notes
3.625%	06/15/23		575	580,404
Excalibur One 77B LLC,
Gov’t. Gtd. Notes
1.492%	01/01/25		549	529,029
Export Leasing 2009 LLC,
Gov’t. Gtd. Notes
1.859%	08/28/21		1,147	1,143,004
Franklin Resources, Inc.,
Sr. Unsec’d. Notes
2.850%	03/30/25		1,000	946,631
Gate Capital Cayman One Ltd. (Cayman Islands),
Gov’t. Gtd. Notes
1.839%	03/27/21		930	926,912

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
GE Capital International Funding Co.,
Gtd. Notes, 144A
2.342%	11/15/20		555	$550,371
General Electric Capital Corp.,
Gtd. Notes, MTN
4.625%	01/07/21		197	216,380
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34		156	156,073
HSBC Finance Corp.,
Sub. Notes
6.676%	01/15/21		650	745,989
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%	11/01/18		195	237,898
Premier Aircraft Leasing EXIM 1 Ltd.,
Gov’t. Gtd. Notes
3.576%	02/06/22		1,026	1,073,867
Safina Ltd.,
Gov’t. Gtd. Notes
2.000%	12/30/23		2,232	2,207,239
Salmon River Export LLC,
Gov’t. Gtd. Notes
2.193%	09/15/26		520	512,037
Scottrade Financial Services, Inc.,
Sr. Unsec’d. Notes, 144A
6.125%	07/11/21		700	736,572
Tagua Leasing LLC,
Gov’t. Gtd. Notes
1.581%	11/16/24		442	426,786
Visa, Inc.,
Sr. Unsec’d. Notes
2.800%	12/14/22		198	198,818

				13,800,118

Electric — 0.2%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	06/01/20	(a)	525	577,500
Duke Energy Progress LLC,
First Mortgage
5.700%	04/01/35		329	383,722
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes, MTN
8.400%	03/28/25		167	224,612
PacifiCorp,
First Mortgage
3.850%	06/15/21		164	172,491

				1,358,325

Engineering & Construction — 0.1%
SBA Tower Trust,
Mortgage, 144A
2.933%	12/15/17		750	758,869

Foods — 0.1%
Kraft Heinz Foods Co.,
Sec’d. Notes, 144A
4.875%	02/15/25		320	340,152

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Foods (continued)
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
4.875%	05/01/21		470	$451,200

				791,352

Healthcare-Products
Becton Dickinson Co.,
Sr. Unsec’d. Notes
7.000%	08/01/27		195	245,283

Healthcare-Services — 0.1%
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	560	531,300

Holding Companies-Diversified — 0.1%
Argos Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	(a)	580	575,070

Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25		610	596,275

Insurance — 0.5%
AIG Life Holdings, Inc.,
Gtd. Notes
6.625%	02/15/29		600	708,951
Manulife Financial Corp. (Canada),
Sr. Unsec’d. Notes
4.900%	09/17/20		560	609,512
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
7.625%	11/15/23		600	736,717
New England Mutual Life Insurance Co.,
Sub. Notes, 144A
7.875%	02/15/24		585	722,629
ZFS Finance USA Trust II (Switzerland),
Jr. Sub. Notes, 144A
6.450%(c)	12/15/65		690	697,245

				3,475,054

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.800%	12/05/24	(a)	600	624,156

Iron/Steel — 0.1%
Steel Dynamics, Inc.,
Gtd. Notes
6.375%	08/15/22		565	542,400

Machinery-Construction & Mining — 0.1%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
7.150%	02/15/19		443	507,643
Caterpillar, Inc.,
Sr. Unsec’d. Notes
7.900%	12/15/18		129	150,933

				658,576

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Machinery-Diversified — 0.1%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.375%	07/14/20		366	$365,112
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.250%	09/01/19		625	693,448

				1,058,560

Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
6.400%	12/15/35		230	264,920
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.450%	04/01/24		785	806,267
Historic TW, Inc.,
Gtd. Notes
6.625%	05/15/29		265	310,232
Time Warner Cable, Inc.,
Gtd. Notes
5.850%	05/01/17		570	596,291
Time Warner, Inc.,
Gtd. Notes
3.600%	07/15/25		373	363,108
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
2.350%	12/01/22		439	433,365
3.150%	09/17/25		238	240,586

				3,014,769

Miscellaneous Manufacturers — 0.2%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
3.750%	11/15/22		715	708,042
General Electric Co.,
Jr. Sub. Notes
4.000%(c)	12/29/49		802	802,000

				1,510,042

Oil & Gas — 0.8%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24	(a)	264	234,523
7.024%(s)	10/10/36		800	288,000
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.674%	02/13/18		127	126,857
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		552	527,100
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24		295	297,338
ConocoPhillips,
Gtd. Notes
2.400%	12/15/22		285	258,893
5.750%	02/01/19		85	92,001
6.500%	02/01/39		496	522,688

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.709%	03/06/25		476	$465,452
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.125%	02/15/22		234	228,799
Petroleos Mexicanos (Mexico),
Gov’t. Gtd. Notes
2.460%	12/15/25		1,250	1,248,821
Gtd. Notes, 144A
4.250%	01/15/25		580	507,500
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22	(a)	585	437,287
Shell International Finance BV (Netherlands),
Gtd. Notes
2.250%	01/06/23		487	455,774
Total Capital International SA (France),
Gtd. Notes
2.750%	06/19/21		291	289,878

				5,980,911

Oil & Gas Services — 0.1%
Baker Hughes, Inc.,
Sr. Unsec’d. Notes
6.875%	01/15/29		473	562,373
Freeport-McMorgan Oil & Gas LLC,
Gtd. Notes
6.875%	02/15/23		256	161,280

				723,653

Packaging & Containers — 0.1%
Ball Corp.,
Gtd. Notes
5.000%	03/15/22		475	484,500

Pharmaceuticals — 0.1%
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
5.650%	05/15/18		250	272,469
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		600	528,000

				800,469

Pipelines — 0.1%
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.150%	02/01/24		465	401,201
5.000%	10/01/21		160	151,021

				552,222

Real Estate — 0.2%
Pershing Road Development Co. LLC,
Sr. Sec’d. Notes, 144A
0.814%(c)	09/01/26		1,614	1,492,801

Real Estate Investment Trusts (REITs) — 0.2%
Corrections Corp. of America,
Gtd. Notes
4.125%	04/01/20		600	594,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
iStar Inc.,
Sr. Unsec’d. Notes
4.000%	11/01/17		300	$294,150
Omega Healthcare Investors, Inc.,
Gtd. Notes
5.875%	03/15/24		700	724,500

				1,612,650

Retail — 0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
7.000%	05/20/22		490	474,075
CVS Health Corp.,
Sr. Unsec’d. Notes
4.875%	07/20/35		185	191,011
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28		645	708,399
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37		585	755,613

				2,129,098

Software — 0.4%
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.950%	09/01/20		775	803,253
Fidelity National Information Services, Inc.,
Gtd. Notes
5.000%	03/15/22		700	727,538
Microsoft Corp.,
Sr. Unsec’d. Notes
3.750%	02/12/45	(a)	348	320,652
4.200%	06/01/19		106	114,642
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22		177	173,728
2.500%	10/15/22		246	240,235
4.125%	05/15/45		885	839,144

				3,219,192

Telecommunications — 0.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	06/30/22		351	342,583
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.900%	02/15/39		379	462,294
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/42		700	690,662
Frontier Communications Corp.,
Sr. Unsec’d. Notes, 144A
10.500%	09/15/22		650	647,563
Level 3 Financing, Inc.,
Gtd. Notes, 144A
5.375%	05/01/25		670	666,650

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
T-Mobile USA, Inc.,
Gtd. Notes
6.625%	04/01/23	(a)	625	$637,500
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.400%	09/15/33		708	806,609

				4,253,861

Transportation — 0.7%
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust,
Pass-Through Certificates
4.830%	01/15/23		735	780,840
5.720%	01/15/24		350	388,386
8.251%	01/15/21		76	85,580
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.650%	09/01/25		242	245,205
CSX Transportation, Inc.,
Sr. Sec’d. Notes
6.251%	01/15/23		592	685,174
Federal Express Corp. 1998 Pass-Through Trust,
Pass-Through Certificates
6.720%	07/15/23		630	710,749
Federal Express Corp. 1999 Pass-Through Trust,
Pass-Through Certificates
7.650%	07/15/24		532	621,998
Federal Express Corp. 2012 Pass-Through Trust,
Pass-Through Certificates, 144A
2.625%	01/15/18		103	102,800
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.450%	06/15/45		359	338,273
Union Pacific Railroad Co. 2004 Pass-Through Trust,
Pass-Through Certificates
5.404%	07/02/25		590	639,668
Union Pacific Railroad Co. 2006 Pass-Through Trust,
Pass-Through Certificates
5.866%	07/02/30		286	324,937
Union Pacific Railroad Co., 2000 Pass-Through Trust,
Pass-Through Certificates
8.000%	01/10/21		337	368,621

				5,292,231

TOTAL CORPORATE BONDS (cost $82,561,936)				81,021,130

FOREIGN GOVERNMENT BOND
Province of Manitoba (Canada),
Unsec’d. Notes (cost $111,482)
9.500%	09/15/18		92	109,722

MUNICIPAL BONDS — 1.4%
Arizona — 0.1%
City of Mesa AZ,
Revenue Bonds
4.000%	07/01/25		400	457,740

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
California — 0.2%
State of California,
General Obligation Unlimited
7.700%	11/01/30	760	$920,254
7.950%	03/01/36	315	373,373
West Contra Costa Unified School District,
General Obligation Unlimited
6.555%	08/01/24	225	267,770

			1,561,397

Florida — 0.1%
Palm Beach County Florida School District,
Certificate Participation
5.000%	08/01/25	815	997,788

Illinois — 0.1%
Chicago Transit Authority,
Revenue Bonds
5.470%	12/01/23	550	589,721

Kansas — 0.1%
Kansas Development Finance Authority,
Revenue Bonds
4.727%	04/15/37	1,100	1,099,582

New York — 0.3%
City of New York NY,
General Obligation Unlimited
5.817%	10/01/31	1,380	1,521,905
New York City Transitional Finance Authority Future Tax Sec’d. Revenue,
Revenue Bonds
2.940%	08/01/23	445	446,700

			1,968,605

Ohio — 0.1%
Ohio State University (The),
Revenue Bonds
4.910%	06/01/40	650	728,956

Oregon — 0.1%
Port of Morrow OR,
Revenue Bonds
3.371%	09/01/25	450	461,241

Pennsylvania — 0.1%
Philadelphia Authority for Industrial Development,
Revenue Bonds
3.827%	04/15/22	710	548,028

Texas — 0.1%
Cypress-Fairbanks Texas Independent School District,
General Obligation Unlimited
6.629%	02/15/38	665	734,925

Washington — 0.1%
Energy Northwest,
Revenue Bonds
2.814%	07/01/24	705	693,664
Washington State University,
Revenue Bonds
5.000%	04/01/25	310	382,723

			1,076,387

TOTAL MUNICIPAL BONDS (cost $10,231,512)			10,224,370

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Fannie Mae REMICS,
Series 2005-121, Class DX
5.500%	01/25/26	329	$356,817
Series 2010-135, Class EA
3.000%	01/25/40	23	23,061
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
1.643%(c)	07/25/44	36	36,482
Freddie Mac REMICS,
Series 4338, Class HP
3.000%	11/15/43	239	244,341
NCUA Guaranteed Notes,
Series 2010-C1, Class A2
2.900%	10/29/20	369	368,253
Series 2010-C1, Class APT
2.650%	10/29/20	194	194,616

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,241,895)			1,223,570

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.2%
Federal Farm Credit Banks, Bonds
2.900%	10/07/24	497	496,558
2.940%	02/27/24	481	476,149
2.950%	07/13/23	642	645,209
3.170%	07/21/25	2,741	2,741,143
Federal Home Loan Mortgage Corp.
1.000%	09/30/20-12/09/20	5,280	5,272,488
1.250%	01/22/18-10/02/19	1,141	1,137,684
3.000%	11/01/42	79	78,829
3.500%	04/01/34-07/01/42	1,224	1,277,142
4.000%	01/01/40	849	903,933
4.500%	06/01/31	257	279,120
Federal National Mortgage Assoc.
1.500%	06/22/20-11/30/20	1,737	1,707,460
2.625%	09/06/24	775	783,183
3.000%	05/01/24-07/01/43	2,286	2,329,108
3.500%	04/01/32-07/01/42	1,721	1,791,993
4.000%	10/01/33-02/01/43	2,999	3,201,198
4.500%	07/01/19-06/01/41	2,341	2,534,843
5.000%	11/01/33-10/01/41	1,602	1,769,362
5.500%	01/01/21	32	33,688
6.000%	04/18/36	3,154	3,202,329
6.210%	06/05/36	1,458	1,562,969
Government National Mortgage Assoc.
2.000%	06/20/39	62	61,858
2.105%	03/16/37	495	493,639
2.337%	10/16/40	310	311,152
2.400%	05/16/44	1,236	1,243,079
2.500%	12/20/42-09/20/43	772	772,190
2.750%	11/16/44	379	380,168
3.500%	08/20/36	129	130,550
4.000%	11/15/24	223	237,363
Overseas Private Investment Corp., Gov’t. Gtd. Notes
0.233%(s)	06/10/18	1,250	1,255,706

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.319%(s)	11/15/20	500	$511,024
5.142%	12/15/23	854	925,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $38,655,454)			38,547,114

U.S. TREASURY OBLIGATIONS — 4.6%
U.S. Treasury Bonds
2.875%	08/15/45	1,235	1,199,446
3.000%	05/15/45	800	796,344
3.750%	11/15/43	2,570	2,960,118
4.500%	02/15/36	1,935	2,479,822
5.250%	11/15/28	3,725	4,866,798
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/18	238	244,406
0.375%	07/15/25	341	331,119
0.750%	02/15/45	1,628	1,434,020
U.S. Treasury Notes
0.375%	10/31/16	2,500	2,492,285
1.375%	08/31/20	759	746,844
2.000%	05/31/21	1,036	1,043,001
2.125%	08/15/21	1,575	1,593,642
2.375%	08/15/24	2,200	2,222,946
2.500%	08/15/23	2,128	2,183,279
2.625%	08/15/20	1,500	1,558,183
2.750%	11/15/23-02/15/24	5,313	5,537,461
3.250%	03/31/17	2,300	2,366,125

TOTAL U.S. TREASURY OBLIGATIONS (cost $34,359,499)			34,055,839

TOTAL LONG-TERM INVESTMENTS (cost $638,342,301)			655,519,311

SHORT-TERM INVESTMENT — 14.2%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $106,053,659; includes $21,633,741 of cash collateral received for securities on loan)(b)(w)(Note 4)	106,053,659	106,053,659

TOTAL INVESTMENTS — 102.3% (cost $744,395,960)		761,572,970
Liabilities in excess of other assets(z) — (2.3)%		(17,451,217)

NET ASSETS — 100.0%		$744,121,753

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,956,471; cash collateral of $21,633,471 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
63	5 Year U.S. Treasury Notes	Mar. 2016	$7,466,531	$7,454,180	$(12,351)
51	10 Year U.S. Treasury Notes	Mar. 2016	6,430,709	6,421,219	(9,490)
21	20 Year U.S. Treasury Bonds	Mar. 2016	3,217,422	3,228,750	11,328
163	Mini MSCI EAFE Index	Mar. 2016	13,536,625	13,840,330	303,705
33	Russell 2000 Mini Index	Mar. 2016	3,696,298	3,733,950	37,652
289	S&P 500 E-Mini	Mar. 2016	29,486,022	29,411,530	(74,492)
13	S&P Mid Cap 400 E-Mini	Mar. 2016	1,796,529	1,811,550	15,021

					$271,373

(1)	Cash of $2,336,000 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$348,599,589	$108,855,436	$—
Preferred Stocks	—	1,220,168	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	14,899,848	—
Certificates of Deposit	—	1,693,410	243,408
Commercial Mortgage-Backed Securities	—	14,063,770	761,937
Corporate Bonds	—	78,906,331	2,114,799
Foreign Government Bond	—	109,722	—
Municipal Bonds	—	10,224,370	—
Residential Mortgage-Backed Securities	—	1,223,570	—
U.S. Government Agency Obligations	—	38,547,114	—
U.S. Treasury Obligations	—	34,055,839	—
Affiliated Money Market Mutual Fund	106,053,659	—	—
Other Financial Instruments*
Futures	271,373	—	—

Total	$454,924,621	$303,799,578	$3,120,144

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (2.9% represents investments purchased with collateral from securities on loan)	14.2%
Banks	6.2
U.S. Government Agency Obligations	5.2
U.S. Treasury Obligations	4.6
Pharmaceuticals	4.5
Software	3.5
Diversified Financial Services	3.4
Insurance	3.4
Health Care Providers & Services	2.9
Technology Hardware, Storage & Peripherals	2.8
Aerospace & Defense	2.7
Oil, Gas & Consumable Fuels	2.3
Specialty Retail	2.1
IT Services	2.1
Internet Software & Services	2.1
Capital Markets	2.0
Non-Residential Mortgage-Backed Securities	2.0
Commercial Mortgage-Backed Securities	2.0
Industrial Conglomerates	1.9
Chemicals	1.8
Food & Staples Retailing	1.6
Semiconductors & Semiconductor Equipment	1.6
Biotechnology	1.4
Municipal Bonds	1.4
Machinery	1.3
Consumer Finance	1.3
Beverages	1.2
Health Care Equipment & Supplies	1.2
Food Products	1.1
Media	1.0
Auto Components	0.9
Hotels, Restaurants & Leisure	0.9
Multi-Utilities	0.8
Oil & Gas	0.8
Transportation	0.7
Commercial Services & Supplies	0.6
Electronic Equipment, Instruments & Components	0.6
Internet & Catalog Retail	0.6
Telecommunications	0.6
Communications Equipment	0.6
Diversified Telecommunication Services	0.5
Metals & Mining	0.5
Wireless Telecommunication Services	0.5
Auto Manufacturers	0.5
Personal Products	0.5
Airlines	0.4
Real Estate Investment Trusts (REITs)	0.4
Household Durables	0.4
Containers & Packaging	0.3
Textiles, Apparel & Luxury Goods	0.3
Electric Utilities	0.3
Energy Equipment & Services	0.3
Tobacco	0.3
Trading Companies & Distributors	0.3
Retail	0.3
Real Estate	0.2
Computers	0.2
Electric	0.2

Life Sciences Tools & Services	0.2%
Air Freight & Logistics	0.2
Transportation Infrastructure	0.2
Residential Mortgage-Backed Securities	0.2
Automobiles	0.2
Commercial Services	0.2
Real Estate Management & Development	0.2
Machinery-Diversified	0.1
Water Utilities	0.1
Road & Rail	0.1
Distributors	0.1
Electrical Equipment	0.1
Miscellaneous Manufacturers	0.1
Foods	0.1
Engineering & Construction	0.1
Construction & Engineering	0.1
Oil & Gas Services	0.1
Miscellaneous Manufacturing	0.1
Energy	0.1
Machinery-Construction & Mining	0.1
Internet	0.1
Marine	0.1
Independent Power & Renewable Electricity Producers	0.1
Home Builders	0.1
Aerospace/Defense	0.1
Holding Companies-Diversified	0.1
Multiline Retail	0.1
Pipelines	0.1
Household Products	0.1
Iron/Steel	0.1
Healthcare-Services	0.1
Packaging & Containers	0.1
Construction Materials	0.1

102.3
Liabilities in excess of other assets	(2.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker —variation margin futures	$356,378		Due from/to broker —variation margin futures	$74,492	*
Interest rate contracts	Due from/to broker —variation margin futures	11,328	*	Due from/to broker —variation margin futures	21,841	*

Total		$367,706			$96,333

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Futures
Interest rate contracts			$337,117
Equity contracts			(520,665)

Total			$(183,548)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Total
Interest rate contracts	$—	$(171,885)	$(171,885)
Equity contracts	(101,580)	(165,603)	(267,183)

Total	$(101,580)	$(337,488)	$(439,068)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long positions was $66,364,246.

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $20,956,471:
Unaffiliated investments (cost $638,342,301)	$655,519,311
Affiliated investments (cost $106,053,659)	106,053,659
Cash	19,198
Foreign currency, at value (cost $17,081)	17,081
Deposit with Broker for futures	2,336,000
Dividends and interest receivable	1,937,017
Tax reclaim receivable	399,731
Receivable for fund share sold	199,984
Receivable for investments sold	82,635
Receivable from affiliate	63,089
Prepaid expenses	5,930

Total Assets	766,633,635

LIABILITIES:
Payable to broker for collateral for securities on loan	21,633,741
Due to broker-variation margin futures	481,540
Advisory fees payable	193,111
Accrued expenses and other liabilities	162,955
Distribution fee payable	20,968
Payable for fund share repurchased	19,227
Affiliated transfer agent fee payable	340

Total Liabilities	22,511,882

NET ASSETS	$744,121,753

Net assets were comprised of:
Paid-in capital	$587,183,571
Retained earnings	156,938,182

Net assets, December 31, 2015	$744,121,753

Net asset value and redemption price per share, $744,121,753 / 58,435,305 outstanding shares of beneficial interest	$12.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $443,418, includes $41,531 reimbursable by an affiliate)	$9,981,682
Interest income	5,413,271
Affiliated dividend income	176,909
Affiliated income from securities lending, net	171,060

15,742,922

EXPENSES
Advisory fees	5,746,813
Distribution fee	1,334,129
Custodian and accounting fees	420,000
Audit fee	43,000
Trustees’ fees	18,000
Legal fees and expenses	11,000
Shareholders’ reports	11,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	9,000
Loan interest expense	182
Miscellaneous	33,899

Total expenses	7,636,023
Less: advisory fee waivers and/or expense reimbursement	(68,780)

Net expenses	7,567,243

NET INVESTMENT INCOME	8,175,679

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	20,362,447
Futures transactions	(183,548)
Foreign currency transactions	(37,335)

20,141,564

Net change in unrealized appreciation (depreciation) on:
Investments	(38,309,630)
Futures	(337,488)
Foreign currencies	(16,653)

(38,663,771)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(18,522,207)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,346,528)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,175,679	$7,178,109
Net realized gain on investment and foreign currency transactions	20,141,564	57,726,726
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(38,663,771)	(29,515,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,346,528)	35,389,526

FUND SHARE TRANSACTIONS:
Fund share sold [6,168,818 and 8,971,063 shares, respectively]	79,766,440	112,498,316
Fund share repurchased [6,173,341 and 4,293,413 shares, respectively]	(78,339,029)	(53,841,084)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,427,411	58,657,232

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,919,117)	94,046,758
NET ASSETS:
Beginning of year	753,040,870	658,994,112

End of year	$744,121,753	$753,040,870

SEE NOTES TO FINANCIAL STATEMENTS.

A326

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2015

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

ASX	Australian Securities Exchange
BRN	BX Worldcaps Stock Exchange
FTSE	Financial Times Stock Exchange
LMA	Lima Stock Exchange
NYSE	New York Stock Exchange
OMXS30	Stockholm Stock Exchange
OTC	Over-the-counter
QMTF	Quote Multilateral Trading Facility
SGX	Singapore Exchange
TSX	Toronto Stock Exchange
XBRN	Berne Stock Exchange
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
XPAR	Paris Stock Exchange

Index:

ABX	Asset-Backed Securities Index
CAC40	French Stock Index
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
CNX	CRISIL NSE Index
CPI	Consumer Price Index
DAX	German Stock Index
HICP	Harmonised Index of Consumer Prices
IBEX	Spanish Stock Index
iBoxx	Bond Market Indices
NIKKEI	Japanese Stock Market Index
iTraxx	International Credit Derivative Index
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ADS	American Depositary Share
BABs	Build America Bonds
BDR	Brazilian Depositary Receipt
Bobl	Bundesobligationen-German Federal Obligations
bps	Basis Points
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
L1	Level 1
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
PIK	Payment-in-Kind
PO	Principal Only

SEE NOTES TO FINANCIAL STATEMENTS.

A327

GLOSSARY (continued):

SCHEDULE OF INVESTMENTS	December 31, 2015

PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security
W/I	When Issue

SEE NOTES TO FINANCIAL STATEMENTS.

A328

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940 as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2015 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 8 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”)	Long-term capital appreciation.	Alpha Simplex Group, LLC / AQR Capital Management, LLC / CNH Partners, LLC / CoreCommodity Management, LLC / First Quadrant, L.P. / Jennison Associates LLC (“Jennison”) / J.P. Morgan Investment Management, Inc. / Pacific Investment Management Company LLC (“PIMCO”) / Prudential Investments LLC (“PI”) through its Strategic Investment Research Group team / Quantitative Management Associates LLC (“QMA”) / Western Asset Management Company and Western Asset Management Company Limited

AST AQR Large-Cap Portfolio (“AQR Large-Cap”)	Long-term capital appreciation.	AQR Capital Management, LLC / CNH Partners, LLC

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PI through its Strategic Investment Research Group team/QMA

AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC

AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi- Asset”)	High level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.

AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its level of risk tolerance.	J.P. Morgan Investment Management, Inc. / Security Capital Research & Management, Inc.

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	Objective	Subadviser(s)

AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”)	Maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.

AST New Discovery Asset Allocation Portfolio (“New Discovery Asset Allocation”)	Total return.	C.S. McKee, LP /EARNEST Partners, LLC / Epoch Investment Partners, Inc. / Longfellow Investment Management Company / Parametric Portfolio Associates LLC / Security Investors, LLC / Thompson, Siegel & Walmsley LLC / Vision Capital Management

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

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Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called Connecticut Avenue Securities by Fannie Mae and Structured Agency Credit Risk by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect

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of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Participatory Notes/Warrants:    The Trust may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Trust may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Equity-Linked Securities:    Certain funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as income in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and

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an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the option contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and

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the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values

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of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

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In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2015, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio hold such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:     Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment

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transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

MLPs:    Certain Portfolios invest in Master Limited Partnerships (MLPs). Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. Certain Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders. The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions to shareholders are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2015, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that the advisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted.

B9

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees

Academic Strategies†*	Fund-of-Funds Segments/Sleeves: 0.72% of average daily net assets Non Fund-of-Funds Segments/Sleeves: 0.71% first $300 million; 0.70% on next $200 million; 0.69% on next $250 million; 0.68% on next $2.5 billion; 0.67% on next $2.75 billion; 0.64% on next $4 billion; 0.62% in excess of $10 billion	Fund-of-Funds Segments/Sleeves: 0.72% of average daily net assets Non Fund-of-Funds Segments/Sleeves: 0.5525% first $300 million; 0.5425% on next $ 200 million; 0.5325% on next $ 250 million; 0.5225% on next $2.5 billion; 0.5125% on next $ 2.75 billion; 0.4825% on next $ 4 billion; 0.4625% in excess of $10 billion	0.68%

AQR Large-Cap	0.74% first $300 million; 0.73% on next $200 million; 0.72% on next $250 million; 0.71% on next $2.5 billion; 0.70% on next $2.75 billion; 0.67% on next $4 billion; 0.65% in excess of $10 billion	0.5825% first $300 million; 0.5725% on next $ 200 million; 0.5625% on next $ 250 million; 0.5525% on next $2.5 billion; 0.5425% on next $ 2.75 billion; 0.5125% on next $ 4 billion; 0.4925% in excess of $10 billion	0.39%

Capital Growth Asset Allocation	0.15%	0.15%	0.15%

ClearBridge Dividend Growth	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.6825% first $300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.65%

Goldman Sachs Multi-Asset	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.7825% first $300 million; 0.7725% on next $ 200 million; 0.7625% on next $ 250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $ 4 billion; 0.6925% in excess of $10 billion	0.61%

J.P. Morgan Global Thematic**	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.7825% first $300 million; 0.7725% on next $ 200 million; 0.7625% on next $ 250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $ 4 billion; 0.6925% in excess of $10 billion	0.84%

J.P. Morgan Strategic Opportunities	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess $10 billion	0.89%

New Discovery Asset Allocation	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $2.5 billion; 0.80% on next $750 million; 0.78% on next $2 billion; 0.75% on next $4 billion; 0.73% in excess of $10 billion	0.6825% first $300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 750 million; 0.6225% on next $ 2 billion; 0.5925% on next $ 4 billion; 0.5725% in excess of $10 billion	0.74%

	Fee Waivers and/or Expense Limitations through June 30, 2015	Fee Waivers and/or Expense Limitations effective July 1, 2015	Fee Waivers and/or Expense Limitations effective October 1, 2015

AQR Large-Cap	voluntarily waive 0.007% plus contractually waive 0.24% through June 30, 2015	voluntarily waive 0.007% plus contractually waive 0.24% through June 30, 2016	N/A

ClearBridge Dividend Growth	contractually waive 0.11% through June 30, 2015	contractually waive 0.11% through June 30, 2016	N/A

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	Fee Waivers and/or Expense Limitations through June 30, 2015	Fee Waivers and/or Expense Limitations effective July 1, 2015	Fee Waivers and/or Expense Limitations effective October 1, 2015

Goldman Sachs Multi-Asset	contractually waive 0.013% through May 1, 2015, contractually waive 0.10% through June 30, 2015, plus contractually waive 0.10% through June 30, 2016	contractually waive 0.213% through June 30, 2016	N/A

J.P. Morgan Strategic Opportunities	N/A	N/A	contractually waive 0.011% through June 30, 2017

New Discovery Asset Allocation	contractually waive 0.009% through June 30, 2015, contractually limit expenses to 1.08% through June 30, 2015	contractually waive 0.009% through June 30, 2016, contractually limit expenses to 1.08% through June 30, 2016	N/A

†	For Academic Strategies, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Advanced Series Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
*	The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.
**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.

AST Investment Services, Inc., Jennison, PI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For year ended December 31, 2015, brokerage commission recaptured under these agreements was as follows:

Amount
Academic Strategies	$67,577
ClearBridge Dividend Growth	9,246
J.P. Morgan Global Thematic	39,056
J.P. Morgan Strategic Opportunities	60,341
New Discovery Asset Allocation	22,532

4.	Other Transactions with Affiliates

The Trust, excluding Capital Growth Asset Allocation Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Capital Growth Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Trust. Under

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the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

PGIM, an indirect, wholly-owned subsidiary of Prudential, is the Trust’s securities lending agent. On January 4, 2016, Prudential Investment Management, Inc. was renamed PGIM, Inc. (“PGIM”). Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM was compensated for the securities lending as follows:

Amount
Academic Strategies	$251,487
AQR Large-Cap	30,740
ClearBridge Dividend Growth	104,413
Goldman Sachs Multi-Asset	68,595
J.P. Morgan Global Thematic	181,201
J.P. Morgan Strategic Opportunities	122,836
New Discovery Asset Allocation	51,057

The following Portfolios are due reimbursements by Prudential of foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	2014 Withholding Tax	2015 Withholding Tax	Total
Academic Strategies	$16,964	$66,761	$83,725
Goldman Sachs Multi-Asset	152,701	147,656	300,357
J.P. Morgan Global Thematic	146,591	80,734	227,325
J.P. Morgan Strategic Opportunities	124,160	84,958	209,118
New Discovery Asset Allocation	21,558	41,531	63,089

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2015, were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies*	$2,543,730,186	$3,616,740,904
AQR Large-Cap	2,418,987,567	2,324,183,791
Capital Growth Asset Allocation	2,638,117,579	3,085,305,352
ClearBridge Dividend Growth	152,098,987	891,599,909
Goldman Sachs Multi-Asset	4,669,214,571	4,502,225,025
J.P. Morgan Global Thematic	1,479,856,594	1,596,254,233
J.P. Morgan Strategic Opportunities	1,781,543,234	1,988,560,957

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	Cost of Purchases	Proceeds from Sales
New Discovery Asset Allocation	500,097,752	490,395,592

*	The Portfolio purchases and sales transactions under Rule 17a-7, were $73,447,241 and $21,156,478, respectively for the year ended December 31, 2015.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2015 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Academic Strategies
AQR Emerging Markets Equity	$192,668,870	$—	$41,865,000	$—	$122,855,291
BlackRock Low Duration	715,100	—	—	—	718,558
Boston Partners Large-Cap Value	38,530,972	12,356,927	10,501,942	—	38,154,391
ClearBridge Dividend Growth	65,328,979	—	45,684,970	—	18,379,639
Cohen & Steers Realty	332,049,685	—	68,060,000	—	275,927,242
Global Real Estate	509,409,140	—	95,560,000	—	413,388,180
Goldman Sachs Large-Cap Value	105,951,518	—	58,466,285	—	43,372,827
Goldman Sachs Mid-Cap Growth	155,081,412	—	35,770,000	—	117,810,592
Goldman Sachs Small-Cap Value	82,056,464	—	2,000,000	—	75,525,802
Goldman Sachs Strategic Income	22,694,851	—	4,065,000	—	18,143,405
Herndon Large-Cap Value	37,230,019	1,478,135	8,640,000	—	28,163,575
High Yield	343,633,932	73,000,000	6,230,000	—	395,791,381
International Growth	357,386,153	—	110,454,498	—	257,404,178
International Value	490,306,742	—	136,530,778	—	358,487,353
Jennison Large-Cap Growth	18,454,736	12,368,081	8,430,000	—	24,502,483
Large-Cap Value	39,134,950	22,288,344	10,180,000	—	47,919,821
Loomis Sayles Large-Cap Growth	46,901,893	—	18,508,964	—	32,027,270
Lord Abbett Core Fixed Income	67,094,045	—	11,095,000	—	55,815,793
MFS Growth	38,974,890	—	16,994,098	—	24,243,613
MFS Large-Cap Value	39,757,662	149,125	11,164,304	—	28,521,592
Mid-Cap Value	155,606,661	—	27,650,000	—	119,110,944
Money Market	246,715	—	—	—	246,715
Morgan Stanley Multi-Asset	—	13,000,000	—	—	12,298,000
Neuberger Berman Long/Short	—	10,000,000	—	—	9,570,000
Neuberger Berman/LSV Mid-Cap Value	152,879,410	—	32,640,000	—	112,882,442
Parametric Emerging Markets Equity	156,269,543	—	26,280,000	—	105,472,726
Prudential Core Bond	119,225,889	—	13,950,000	—	105,078,142
Prudential Global Short Duration High Yield	16,302	146,574	16,507	6,653	141,557
Prudential Short Duration High Yield	—	118,196	—	5,444	113,223
QMA Emerging Markets Equity	122,267,360	—	28,590,000	—	75,147,436
QMA International Core Equity	—	169,955,276	21,970,000	—	147,788,839
QMA US Equity Alpha	204,257,962	30,714,971	35,945,000	—	204,583,179
Small-Cap Growth	21,299,411	—	9,750,000	—	12,021,771
Small-Cap Growth Opportunities	13,935,296	3,605,000	9,035,000	—	8,973,514
Small-Cap Value	137,013,878	—	26,685,000	—	104,622,047
T. Rowe Price Large-Cap Growth	18,228,368	6,254,981	8,410,000	—	17,736,211
T. Rowe Price Natural Resources	17,121,058	—	40,000	—	13,786,602
Wellington Real Total Return	—	14,000,000	—	—	13,188,000
Western Asset Core Plus Bond	86,074,701	—	12,405,000	—	74,583,400

	$4,187,804,567	$369,435,610	$953,567,346	$12,097	$3,514,497,734

B13

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Capital Growth Asset Allocation
AB Global Bond	$—	$275,423,672	$5,535,000	$—	$269,515,610
AQR Emerging Markets Equity	32,149,384	316,341	15,276,000	—	14,520,269
AQR Large-Cap	1,356,698,096	203,151,690	152,830,000	—	1,428,081,846
BlackRock / Loomis Sayles Bond	—	115,372,995	2,305,000	—	111,756,634
BlackRock Low Duration Bond	56,809,181	15,381,391	2,690,000	—	69,741,638
Boston Partners Large-Cap Value	256,155,516	90,257,865	30,711,219	—	299,195,558
ClearBridge Dividend Growth	683,874,425	11,636,029	371,337,672	—	309,345,359
Goldman Sachs Global Income	—	179,998,751	3,685,000	—	177,089,213
Goldman Sachs Large-Cap Value	681,626,755	14,389,359	293,423,421	—	371,209,243
Goldman Sachs Mid-Cap Growth	50,347,387	938,992	4,820,000	—	45,762,549
Goldman Sachs Small-Cap Value	92,014,577	—	—	—	86,959,392
Goldman Sachs Strategic Income	155,547,096	22,353,332	65,748,239	—	109,131,301
Herndon Large-Cap Value	241,779,837	18,083,613	22,725,000	—	222,336,076
High Yield	75,691,287	58,100,000	—	—	129,091,158
International Growth	843,598,401	46,985,858	231,934,398	—	683,918,469
International Value	838,616,320	48,985,858	229,278,003	—	665,717,096
Jennison Large-Cap Growth	240,800,535	172,330,984	48,910,000	—	394,412,472
Large-Cap Value	258,395,422	174,410,318	32,065,000	—	376,139,266
Loomis Sayles Large-Cap Growth	645,568,319	11,744,961	226,431,436	—	483,097,536
Lord Abbett Core Fixed-Income	458,362,714	44,408,829	390,550,070	—	111,850,690
MFS Growth	478,789,790	9,882,319	128,982,017	—	390,832,541
MFS Large-Cap Value	257,664,392	4,608,545	35,091,426	—	225,067,298
Mid-Cap Value	27,689,534	474,438	2,310,000	—	24,087,615
Money Market	10,989,739	96,576	—	—	11,086,315
Neuberger Berman/LSV Mid-Cap Value	26,649,205	474,438	2,310,000	—	23,367,871
Parametric Emerging Markets Equity	27,629,934	276,049	11,106,000	—	13,918,860
Prudential Core Bond	814,850,607	112,828,660	218,286,849	—	707,498,403
QMA Emerging Markets Equity	21,041,991	201,463	10,786,000	—	8,707,082
QMA International Core Equity	—	363,091,977	24,272,000	—	337,111,199
QMA Large-Cap	1,358,612,349	196,858,843	147,830,000	—	1,425,440,772
Small-Cap Growth	177,978,207	2,792,440	52,331,022	—	130,836,882
Small-Cap Growth Opportunities	118,853,204	31,490,714	23,317,500	—	128,182,817
Small-Cap Value	228,549,765	5,716,374	36,795,000	—	188,093,395
T. Rowe Price Large-Cap Growth	238,175,801	86,998,577	39,783,000	—	309,749,906
T. Rowe Price Natural Resources	11,659,165	125,325	537,000	—	9,040,169
Templeton Global Bond	860,439	—	—	—	820,714
Wellington Global Bond	—	225,474,948	4,610,000	—	221,476,564
Western Asset Core Plus Bond	587,405,096	92,102,829	158,602,080	—	526,471,850
Western Asset Emerging Markets Debt	91,675,287	352,225	58,100,000	—	31,943,265

	$11,447,109,757	$2,638,117,578	$3,085,305,352	$—	$11,072,604,893

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Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Goldman Sachs Multi-Asset
AST Goldman Sachs Strategic Income	$28,778,577	$—	$—	$—	$28,130,543

Written options transactions, during the year ended December 31, 2015, were as follows:

	Academic Strategies
	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	104,627,955	$12,481,769
Written options	890,023,932	30,977,838
Expired options	(510,557,765)	(13,901,181)
Closed options	(226,739,090)	(27,361,051)

Balance at end of year	257,355,032	$2,197,375

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2015. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
Academic Strategies	$3,662,118	1.54%	51	$46,344,000	—
ClearBridge Dividend Growth	3,069,778	1.43%	9	4,943,000	—
Goldman Sachs Multi-Asset	3,838,778	1.50%	9	7,812,000	—
J.P. Morgan Strategic Opportunities	790,929	1.42%	14	1,671,000	—

B15

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
New Discovery Asset Allocation	$505,889	1.44%	9	$1,404,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2015, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

10.	New Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

11.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Co-Managers (PI and AST Investment Services), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B16

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2015(c)		2014		2013		2012(c)		2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.05		$12.57		$11.43		$10.27		$10.61

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)		.02		—	(d)	.10		.11
Net realized and unrealized gain (loss) on investments	(.41)		.46		1.14		1.18		(.39)

Total from investment operations	(.42)		.48		1.14		1.28		(.28)

Less Distributions:	—		—		—		(.12)		(.06)

Net Asset Value, end of year	$12.63		$13.05		$12.57		$11.43		$10.27

Total Return(a)	(3.22)%		3.82%		9.97%		12.57%		(2.66)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,799.8		$7,320.2		$7,926.8		$7,588.6		$5,973.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.82	%(e)	.83	%(e)	.86	%(e)	.91	%(e)	.77	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.82	%(e)	.83	%(e)	.86	%(e)	.92	%(e)	.85	%(e)
Net investment income (loss)	(.04)%		.09%		(.03)%		.87%		1.03%
Portfolio turnover rate	71%		65%		72%		102%		106%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Includes dividend expense and broker fees and expenses on short sales of 0.05%, 0.06%, 0.09%, 0.14%, and 0.06% for the years ended December 31, 2015, 2014, 2013, 2012, and 2011 respectively.

	AST AQR Large-Cap Portfolio
	Year Ended December 31,		April 29, 2013(c) through December 31, 2013
	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.32	$11.77	$10.00

Income From Investment Operations:
Net investment income	.20	.17	.09
Net realized and unrealized gain on investments	.03	1.38	1.68

Total from investment operations	.23	1.55	1.77

Net Asset Value, end of period	$13.55	$13.32	$11.77

Total Return(a)	1.73%	13.17%	17.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,912.3	$2,791.3	$2,615.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.58%	.61%	.69	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.82%	.83%	.83	%(e)
Net investment income	1.46%	1.25%	1.24	%(e)
Portfolio turnover rate	81%	61%	42	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.99	$14.01	$11.42	$10.14	$10.44

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.02)	(.03)	.09	.10
Net realized and unrealized gain (loss) on investments	.10	1.00	2.62	1.29	(.35)

Total from investment operations	.08	.98	2.59	1.38	(.25)

Less Distributions:	—	—	—	(.10)	(.05)

Net Asset Value, end of year	$15.07	$14.99	$14.01	$11.42	$10.14

Total Return(a)	.53%	7.00%	22.68%	13.73%	(2.43)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12,583.3	$12,999.8	$12,055.0	$8,807.9	$6,556.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.15%	.16%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.16%
Net investment income (loss)	(.14)%	(.14)%	(.15)%	.86%	.85%
Portfolio turnover rate	23%	13%	57%	51%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST ClearBridge Dividend Growth Portfolio
	Year Ended December 31,		February 25, 2013(c) through December 31, 2013
	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.44	$11.83	$10.00

Income (Loss) From Investment Operations:
Net investment income	.22	.22	.17
Net realized and unrealized gain (loss) on investments	(.70)	1.39	1.66

Total from investment operations	(.48)	1.61	1.83

Net Asset Value, end of period	$12.96	$13.44	$11.83

Total Return(a)	(3.57)%	13.61%	18.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$731.7	$1,554.6	$1,396.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.83%	.83%	.87	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.94%	.94%	.94	%(e)
Net investment income	1.65%	1.69%	1.72	%(e)
Portfolio turnover rate	17%	17%	15	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Multi-Asset Portfolio
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.10	$11.63	$10.59	$9.96	$10.55

Income (Loss) From Investment Operations:
Net investment income	.14	.14	.07	.06	.07
Net realized and unrealized gain (loss) on investments	(.25)	.33	.97	.93	(.12)

Total from investment operations	(.11)	.47	1.04	.99	(.05)

Less Distributions:	—	—	—	(.36)	(.54)

Net Asset Value, end of year	$11.99	$12.10	$11.63	$10.59	$9.96

Total Return(a)	(.91)%	4.04%	9.82%	10.13%	(.51)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,665.8	$3,000.0	$2,930.5	$2,613.2	$1,820.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.86%	.69%	.23%	.25%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.07%	.84%	.31%	.32%
Net investment income	1.16%	1.17%	.66%	.68%	.73%
Portfolio turnover rate(d)	253%	218%	339%	37%	105%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.37	$12.57	$10.81	$9.64	$10.12

Income (Loss) From Investment Operations:
Net investment income	.15	.19	.13	.11	.05
Net realized and unrealized gain (loss) on investments	(.29)	.61	1.63	1.19	(.10)

Total from investment operations	(.14)	.80	1.76	1.30	(.05)

Less Distributions:	—	—	—	(.13)	(.43)

Net Asset Value, end of year	$13.23	$13.37	$12.57	$10.81	$9.64

Total Return(a)	(1.05)%	6.36%	16.28%	13.58%	(.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,949.2	$3,146.7	$3,000.3	$2,288.4	$1,378.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.06%	1.07%	.58%	.26%
Expenses Before Waivers and/or Expense Reimbursement	1.06%	1.06%	1.07%	.64%	.32%
Net investment income	1.09%	1.43%	1.22%	1.05%	.60%
Portfolio turnover rate	56%	59%	68%	178%	131%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST J.P. Morgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2015(c)		2014(c)		2013		2012(c)		2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.45		$15.60		$14.05		$12.90		$12.98

Income (Loss) From Investment Operations:
Net investment income	.20		.21		.18		.21		.22
Net realized and unrealized gain (loss) on investments	(.23)		.64		1.37		1.16		(.19)

Total from investment operations	(.03)		.85		1.55		1.37		.03

Less Distributions:	—		—		—		(.22)		(.11)

Capital Contributions:(d)	—		—		—		—		—	(e)

Net Asset Value, end of year	$16.42		$16.45		$15.60		$14.05		$12.90

Total Return(a)	(.18)%		5.45%		11.03%		10.72%		.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,666.8		$2,978.4		$3,019.1		$2,730.2		$2,004.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.21	%(f)	1.22	%(f)	1.26	%(f)	1.29	%(f)	1.24	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.22	%(f)	1.22	%(f)	1.27	%(f)	1.32	%(f)	1.27	%(f)
Net investment income	1.18%		1.34%		1.21%		1.54%		1.69%
Portfolio turnover rate	69%		61%		75%		89%		116%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

(f)	The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.10%, 0.10%, 0.12%, 0.16%, and 0.11% for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, respectively.

	AST New Discovery Asset Allocation Portfolio
	Year Ended December 31,			April 30, 2012 through December 31, 2012(d)
	2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.89	$12.26	$10.31	$10.00

Income (Loss) From Investment Operations:
Net investment income	.14	.12	.11	.08
Net realized and unrealized gain (loss) on investments	(.30)	.51	1.84	.35

Total from investment operations	(.16)	.63	1.95	.43

Less Distributions:	—	—	—	(.12)

Net Asset Value, end of period	$12.73	$12.89	$12.26	$10.31

Total Return(a)	(1.24)%	5.14%	18.91%	4.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$744.1	$753.0	$659.0	$404.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	1.00%	1.03%	1.06	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.01%	1.03%	1.06	%(e)
Net investment income	1.07%	1.00%	1.08%	1.03	%(e)
Portfolio turnover rate	86%	105%	60%	143	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Commencement of operations.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Academic Strategies Asset Allocation Portfolio, AST AQR Large-Cap Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, and AST New Discovery Asset Allocation Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers or transfer agents were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under”Interested Trustee,” above.

E3

Board Approval of Subadvisory New Agreements: AST New Discovery Asset Allocation Portfolio-unaudited

Approval of a New Subadvisory Agreement: Affinity Investment Advisors, LLC

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered a proposed subadvisory agreement (the Subadvisory Agreement) among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and Affinity Investment Advisors, LLC (Affinity) with respect to the large-cap value sleeve of the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio). The Subadvisory Agreement with Affinity relates to the appointment of Affinity to replace Security Investors, LLC (Security Investors) as a subadviser to the New Discovery Portfolio. The Board, including all of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on November 17-18, 2015 (the Meeting) and approved the Subadvisory Agreement for an initial two year period, after concluding that approval of the Subadvisory Agreement was in the best interests of the New Discovery Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the New Discovery Portfolio by Affinity; comparable performance information; the fees paid by the Manager to Affinity; the potential for economies of scale that may be shared with the New Discovery Portfolio and its shareholders; and other benefits to Affinity. In connection with its deliberations, the Board considered information provided by the Manager and Affinity at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the New Discovery Portfolio.

The Board determined that the overall arrangements between the Manager and Affinity are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the New Discovery Portfolio by Security Investors under the current subadvisory agreement and those that would be provided by Affinity under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Security Investors and Affinity were each required to provide day-to-day portfolio management services and comply with all New Discovery Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Affinity that would be responsible for a portion of the assets of the New Discovery Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Affinity. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to Affinity.

The Board received and considered information regarding the assets under management for both Security Investors and Affinity. The Board noted the Manager’s representation that the New Discovery Portfolio is designed to provide access to boutique asset management firms and that the change from Security Investors to Affinity is consistent with that design.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Affinity, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the New Discovery Portfolio by Affinity.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Affinity utilizing an investment strategy similar to the strategy to be used by Affinity for a portion of the assets of the New Discovery Portfolio. The Board concluded that it was satisfied with the performance record of Affinity.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to Affinity under the Subadvisory Agreement. The Board considered that, based on the net assets of the New Discovery Portfolio as of September 30, 2015, the effective subadvisory fee rate that would be paid to Affinity under the Subadvisory Agreement is lower than the effective subadvisory fee rate paid to Security Investors under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the New Discovery Portfolio or its shareholders. Instead, the decrease in the effective subadvisory fee rate for the New Discovery Portfolio will increase the net investment management fee retained by the Manager. The Board considered that the Manager agreed to waive 0.0035% of its management fee through at least June 30, 2017, which would be in addition to the existing contractual management fee waiver of 0.009% that is contractually guaranteed through June 30, 2016. This management fee waiver took into account the reduction in the subadvisory fee rate to be paid to Affinity and a separate subadvisory fee rate reduction that the Manager will realize as a result of another subadviser change for the New Discovery Portfolio. The Board noted that it would review the management fee paid to the Manager by the New Discovery Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of Affinity is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the New Discovery Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the New Discovery Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to Affinity

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Affinity in connection with the New Discovery Portfolio. The Board concluded that any potential benefits to be derived by Affinity were consistent with those generally derived by other subadvisers to the portfolios of AST, including the other subadvisers to the New Discovery Portfolio, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Affinity included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the New Discovery Portfolio and its beneficial shareholders.

Approval of a New Subadvisory Agreement: Boston Advisors, LLC

As required by the 1940 Act, the Board of AST considered a proposed subadvisory agreement (the Subadvisory Agreement) among PI, ASTIS (together with PI, the Manager) and Boston Advisors, LLC (Boston Advisors) with respect to the large-cap growth sleeve of the New Discovery Portfolio. The Subadvisory Agreement with Boston Advisors relates to the appointment of Boston Advisors to replace Vision Capital Management, Inc. (Vision Capital) as a subadviser to the New Discovery Portfolio. The Board, including all of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on November 17-18, 2015 (the Meeting) and approved the Subadvisory Agreement for an initial two year period, after concluding that approval of the Subadvisory Agreement was in the best interests of the New Discovery Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the New Discovery Portfolio by Boston Advisors; comparable performance information; the fees paid by the Manager to Boston Advisors; the potential for economies of scale that may be shared with the New Discovery Portfolio and its shareholders; and other benefits to Boston Advisors. In connection with its deliberations, the Board considered information provided by the Manager and Boston Advisors at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the New Discovery Portfolio.

The Board determined that the overall arrangements between the Manager and Boston Advisors are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the New Discovery Portfolio by Vision Capital under the current subadvisory agreement and those that would be provided by Boston Advisors under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Vision Capital and Boston Advisors were each required to provide day-to-day portfolio management services and comply with all New Discovery Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Boston Advisors that would be responsible for a portion of the assets of the New Discovery Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Boston Advisors. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to Boston Advisors.

The Board received and considered information regarding the assets under management for both Vision Capital and Boston Advisors. The Board noted the Manager’s representation that the New Discovery Portfolio is designed to provide access to boutique asset management firms and that the change from Vision Capital to Boston Advisors is consistent with that design.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Boston Advisors, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the New Discovery Portfolio by Boston Advisors.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Boston Advisors utilizing an investment strategy similar to the strategy to be used by Boston Advisors for a portion of the assets of the New Discovery Portfolio. The Board concluded that it was satisfied with the performance record of Boston Advisors.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to Boston Advisors under the Subadvisory Agreement. The Board considered that, based on the net assets of the New Discovery Portfolio as of September 30, 2015, the effective subadvisory fee rate that would be paid to Boston Advisors under the Subadvisory Agreement is lower than the effective subadvisory fee rate paid to Vision Capital under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the New Discovery Portfolio or its shareholders. Instead, the decrease in the effective subadvisory fee rate for the New Discovery Portfolio will increase the net investment management fee retained by the Manager. The Board considered that the Manager agreed to waive 0.0035% of its management fee through at least June 30, 2017, which would be in addition to the existing contractual management fee waiver of 0.009% that is contractually guaranteed through June 30, 2016. This management fee waiver took into account the reduction in the subadvisory fee rate to be paid to Boston Advisors and a separate subadvisory fee rate reduction that the Manager will realize as a result of another subadviser change for the New Discovery Portfolio. The

Board noted that it would review the management fee paid to the Manager by the New Discovery Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of Boston Advisors is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the New Discovery Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the New Discovery Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to Boston Advisors

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Boston Advisors in connection with the New Discovery Portfolio. The Board concluded that any potential benefits to be derived by Boston Advisors were consistent with those generally derived by other subadvisers to the portfolios of AST, including the other subadvisers to the New Discovery Portfolio, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Boston Advisors included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the New Discovery Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

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The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

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©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239749-00006-00    AST-AR-D

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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AST Multi-Sector Fixed Income Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

AST Multi-Sector Fixed Income Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-3.07%	1.46%
Barclays U.S. Long Corporate Index	-4.61	1.93
Blended Index	-3.16	1.56

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Multi-Sector Fixed Income Portfolio returned -3.07%.

The net assets of the Portfolio at December 31, 2015 were $4,662.3 million.

The Portfolio’s investment objective is to seek to maximize total return consistent with the preservation of capital. The Portfolio’s subadviser is PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened 34 basis points during the year to close at 165 basis points. For the year as whole, corporate bonds underperformed US Treasuries.

During the reporting period, financial corporate bonds outperformed industrial corporate bonds, supported by their relative immunity to event risk and the vastly improved credit profiles of financial companies as they sought to meet US government capital and liquidity requirements. Financial corporate bonds even held up well after the US government’s much-anticipated announcement of a higher minimum capital buffer requirement, which resulted in the downgrade of several banks by Standard & Poor’s Ratings. Oil and metals/mining were among the worst performers of the year, while consumer-related sectors generally benefited from a pick-up in US economic growth.

What strategies or holdings affected the Portfolio’s performance?

Security selection within investment-grade corporate bonds was the largest contributor to the Portfolio’s outperformance during the period. Within corporate bonds, the Portfolio was helped by an underweight in the energy sector and overweight positions in the banking and real estate investment trust (REIT) sectors. Security selection in the electric and water, banking, and metals and mining sectors added value. Conversely, the Portfolio was hurt by underweights in the health care and pharmaceutical, technology, and telecommunication sectors. Security selection in the energy and tobacco sectors also limited the Portfolio’s results.

In terms of specific holdings, the Portfolio benefited from its underweights in energy names, including Kinder Morgan and ConocoPhillips, and metals and mining company Freeport-McMoRan, which the portfolio no longer held at the end of the reporting period. Its overweight positions in energy companies Pacific Exploration and Production, DCP Midstream, and Devon Energy detracted from performance.

The Portfolio was also hampered by its overweight in commercial mortgage-backed securities and its positioning in investment-grade corporate bonds. In addition, the Portfolio’s duration and yield curve strategies detracted from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rates over time.

Blended Index consists of Barclays U.S. Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Barclays U.S. Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and Prudential Financial company.

1

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2015

AST Multi-Sector Fixed Income
Allocation	(% of Net Assets	)
Corporate Bonds	85.3%
Commercial Mortgage-Backed Securities	9.2%
Municipal Bonds	1.7%
U.S. Treasury Obligations	1.0%
Foreign Agency	0.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Multi-Sector Fixed Income Portfolio	Actual	$1,000.00	$995.20	0.77%	$3.87
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ending December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MULTI-SECTOR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.4% COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(c)	04/10/49	2,383	$2,452,378
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A3	4.095%		09/10/46	2,500	2,675,107
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	7,370	7,541,210
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%		07/10/47	20,000	20,137,884
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	15,000	14,461,393
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A3	3.497%		06/10/48	15,000	15,117,141
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515%		09/10/58	20,000	20,063,796
Commercial Mortgage Trust, Series 2012-LC4, Class A3	3.069%		12/10/44	400	407,970
Commercial Mortgage Trust, Series 2013-CR12, Class A3	3.765%		10/10/46	5,000	5,194,615
Commercial Mortgage Trust, Series 2013-LC13, Class A4	3.916%		08/10/46	2,500	2,624,443
Commercial Mortgage Trust, Series 2014-CR15, Class A3	3.796%		02/10/47	8,000	8,336,342
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	10,000	10,218,912
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	23,000	22,860,024
Commercial Mortgage Trust, Series 2014-UBS4, Class A4	3.420%		08/10/47	20,000	20,123,472
Commercial Mortgage Trust, Series 2014-UBS6, Class A4	3.378%		12/10/47	2,000	1,992,718
Commercial Mortgage Trust, Series 2015-CR22, Class A4	3.048%		03/10/48	15,000	14,570,495
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	17,000	16,880,499
Commercial Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48	10,000	9,767,483
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	17,000	17,132,670
Commercial Mortgage Trust, Series 2015-PC1, Class A4	3.620%		07/10/50	13,500	13,645,103
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3	3.447%		08/15/48	19,000	18,889,391
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	29,500	29,494,557
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46	2,000	1,962,166
GS Mortgage Securities Trust, Series 2014-GC18, Class A3	3.801%		01/10/47	10,000	10,424,256
GS Mortgage Securities Trust, Series 2014-GC22, Class A4	3.587%		06/10/47	15,000	15,268,959
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A3	3.928%		01/15/47	10,000	10,549,339
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A3A1	3.538%		09/15/47	15,000	15,334,770
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A4	3.551%		07/15/48	18,000	18,148,361
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	434	439,727

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	2,000	$1,937,626
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3	5.836%	(c)	06/12/50	50	49,849
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A3	3.973%		10/15/46	5,500	5,836,479
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A3	3.473%		12/15/47	22,000	21,916,312
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.767%	(c)	05/15/43	500	502,602
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(c)	05/15/46	3,277	3,384,070
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3	3.986%		07/15/46	1,000	1,061,768
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	15,000	15,227,202
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%		06/15/48	13,200	13,095,036
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4	2.925%		04/15/50	15,000	14,385,327
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A4	3.766%		03/15/47	5,000	5,169,285

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $431,391,978)					429,280,737

CORPORATE BONDS — 85.3%
Aerospace & Defense — 0.8%
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	4.750%		10/07/44	2,675	2,603,278
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.800%		03/01/45	7,790	6,904,830
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.700%		05/15/46	11,550	11,831,485
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.850%		04/15/45	3,080	2,767,648
Northrop Grumman Corp., Sr. Unsec’d. Notes	4.750%		06/01/43	500	514,618
Northrop Grumman Systems Corp., Gtd. Notes	7.875%		03/01/26	2,000	2,641,972
United Technologies Corp., Sr. Unsec’d. Notes	4.500%		06/01/42	10,350	10,422,843

					37,686,674

Agriculture — 1.1%
Altria Group, Inc., Gtd. Notes	2.850%		08/09/22	3,000	2,924,643
Altria Group, Inc., Gtd. Notes	10.200%		02/06/39	81	132,828
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.950%		07/21/20	11,100	11,121,756
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%		08/22/22	5,000	4,899,035
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%		03/04/43	250	236,314
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.250%		11/10/44	950	917,446
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.375%		11/15/41	3,038	3,020,723
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%		03/20/42	1,000	992,421
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.875%		11/15/43	337	356,288
Reynolds American, Inc., Gtd. Notes	3.250%		11/01/22	10,000	9,887,710
Reynolds American, Inc., Gtd. Notes(a)	5.700%		08/15/35	2,240	2,454,632
Reynolds American, Inc., Gtd. Notes	6.875%		05/01/20	8,000	9,228,912

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Agriculture (continued)
Reynolds American, Inc., Gtd. Notes	7.000%	08/04/41	3,275	$3,682,823
Reynolds American, Inc., Gtd. Notes	8.125%	05/01/40	650	797,313

				50,652,844

Airlines — 1.1%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	07/15/25	2,251	2,273,596
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950%	01/15/23	10,713	11,302,591
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375%	05/01/27	9,764	9,421,791
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.600%	09/22/27	4,230	4,272,300
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983%	04/19/22	356	392,769
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%	08/10/22	581	669,334
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates	7.750%	12/17/19	189	211,898
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750%	05/07/20	1,564	1,650,521
Delta Air Lines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.625%	07/30/27	5,250	5,315,625
Northwest Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	7.027%	11/01/19	2,201	2,453,131
United Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.300%	08/15/25	3,165	3,276,143
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.000%	04/11/26	4,366	4,464,499
United Airlines 2014-2 Class A Pass-Through Trust, Pass-Through Certificates	3.750%	09/03/26	5,500	5,548,400
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	3.950%	11/15/25	271	273,421

				51,526,019

Auto Manufacturers — 2.2%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.250%	03/02/20	15,135	14,795,567
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.875%	03/10/21	3,500	3,451,801
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.875%	09/15/21	1,359	1,411,744
Ford Motor Co., Sr. Unsec’d. Notes(a)	4.750%	01/15/43	10,000	9,426,310
Ford Motor Co., Sr. Unsec’d. Notes	6.625%	10/01/28	2,800	3,232,902
Ford Motor Co., Sr. Unsec’d. Notes	7.125%	11/15/25	2,700	3,156,724
Ford Motor Co., Sr. Unsec’d. Notes	7.450%	07/16/31	15,960	19,694,847
Ford Motor Co., Sr. Unsec’d. Notes	7.700%	05/15/97	2,000	2,351,098
Ford Motor Co., Sr. Unsec’d. Notes	9.980%	02/15/47	2,300	3,192,085
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.219%	01/09/22	7,350	7,193,827
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.375%	08/06/23	500	513,791
General Motors Co., Sr. Unsec’d. Notes	4.000%	04/01/25	800	757,898
General Motors Co., Sr. Unsec’d. Notes	5.000%	04/01/35	10,000	9,332,230
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43	6,075	6,418,456
General Motors Financial Co., Inc., Gtd. Notes(a)	2.400%	04/10/18	8,300	8,259,255
General Motors Financial Co., Inc., Gtd. Notes	2.625%	07/10/17	6,500	6,519,825
General Motors Financial Co., Inc., Gtd. Notes	4.375%	09/25/21	5,000	5,070,265

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Auto Manufacturers (continued)
					$104,778,625

Auto Parts & Equipment — 0.5%
Delphi Automotive PLC (United Kingdom), Gtd. Notes	3.150%		11/19/20	2,480	2,476,793
Delphi Corp., Gtd. Notes	4.150%		03/15/24	7,000	7,053,536
Johnson Controls, Inc., Sr. Unsec’d. Notes	4.950%		07/02/64	3,170	2,574,820
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(a)	4.000%		04/29/20	7,915	7,980,299
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(a)	4.500%		04/29/22	2,700	2,639,250

					22,724,698

Banks — 7.2%
Bank of America Corp., Jr. Sub. Notes	6.100%	(c)	12/31/49	6,300	6,386,625
Bank of America Corp., Jr. Sub. Notes(a)	6.250%	(c)	12/31/49	5,075	5,087,687
Bank of America Corp., Jr. Sub. Notes	6.500%	(c)	12/31/49	2,000	2,107,500
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25	23,000	23,347,944
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	4.875%		04/01/44	10,825	11,208,790
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	5.000%		01/21/44	6,620	6,909,228
Bank of America Corp., Sub. Notes	3.950%		04/21/25	6,000	5,842,614
Bank of America Corp., Sub. Notes	6.110%		01/29/37	1,000	1,134,700
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	10,300	10,082,958
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	6,650	6,597,984
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	5.250%		08/17/45	13,220	13,316,308
Capital One Financial Corp., Sub. Notes	4.200%		10/29/25	1,120	1,105,833
CIT Group, Inc., Sr. Unsec’d. Notes	3.875%		02/19/19	1,200	1,194,000
CIT Group, Inc., Sr. Unsec’d. Notes, 144A(a)	5.500%		02/15/19	300	313,500
Citigroup, Inc., Jr. Sub. Notes	6.125%	(c)	12/29/49	7,500	7,650,000
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.650%		07/30/45	3,335	3,384,351
Citigroup, Inc., Sr. Unsec’d. Notes	4.950%		11/07/43	4,065	4,271,388
Citigroup, Inc., Sr. Unsec’d. Notes	5.875%		01/30/42	8,365	9,598,135
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		02/15/98	2,825	3,615,164
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	2,000	2,868,554
Citigroup, Inc., Sub. Notes	4.300%		11/20/26	3,250	3,233,958
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	5,400	5,454,043
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	4,250	4,221,861
Citizens Bank NA, Sr. Unsec’d. Notes, MTN	2.300%		12/03/18	5,000	4,994,095
Credit Suisse (Switzerland), Sr. Unsec’d. Notes, MTN	3.625%		09/09/24	1,000	1,007,864
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	4.875%		05/15/45	12,225	12,054,901
Discover Bank, Sr. Unsec’d. Notes	4.200%		08/08/23	725	740,633
First Tennessee Bank NA, Sr. Unsec’d. Notes	2.950%		12/01/19	1,335	1,324,845
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(c)	12/31/49	8,100	8,049,375
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.700%	(c)	12/31/49	3,325	3,304,219
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	3.625%		01/22/23	225	227,555
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.750%		10/21/45	11,704	11,626,484
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	700	796,055
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	2,000	2,385,604

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%		03/03/24	3,400	$3,489,692
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	4.800%		07/08/44	5,500	5,468,111
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	2,000	2,260,220
Goldman Sachs Group, Inc. (The), Sub. Notes(a)	5.150%		05/22/45	8,275	8,038,219
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	1,525	1,782,627
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		08/18/25	700	694,685
HSBC Holdings PLC (United Kingdom), Sub. Notes	5.250%		03/14/44	830	861,228
Intesa Sanpaolo SpA (Italy), Gtd. Notes	2.375%		01/13/17	814	816,647
JPMorgan Chase & Co., Jr. Sub. Notes	5.000%	(c)	12/31/49	7,000	6,650,000
JPMorgan Chase & Co., Jr. Sub. Notes(a)	5.150%	(c)	12/31/49	1,800	1,701,000
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	(c)	12/31/49	6,990	6,963,787
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	(c)	12/31/49	6,000	6,030,600
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(c)	04/29/49	4,400	4,479,200
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	150	159,635
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	4.850%		02/01/44	2,600	2,772,065
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.400%		01/06/42	250	281,116
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.600%		07/15/41	1,100	1,269,698
JPMorgan Chase & Co., Sub. Notes(a)	4.125%		12/15/26	9,450	9,423,946
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	1,980	1,979,620
Morgan Stanley, Jr. Sub. Notes	5.450%	(c)	12/31/49	3,675	3,587,719
Morgan Stanley, Jr. Sub. Notes(a)	5.550%	(c)	12/31/49	5,215	5,215,000
Morgan Stanley, Sr. Unsec’d. Notes	3.700%		10/23/24	3,760	3,778,082
Morgan Stanley, Sr. Unsec’d. Notes	3.875%		04/29/24	1,190	1,213,061
Morgan Stanley, Sr. Unsec’d. Notes	4.300%		01/27/45	900	858,697
Morgan Stanley, Sr. Unsec’d. Notes	6.375%		07/24/42	8,600	10,634,321
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	4.000%		07/23/25	15,405	15,863,668
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	105	106,071
Morgan Stanley, Sub. Notes, MTN	4.875%		11/01/22	120	127,350
Morgan Stanley, Sub. Notes, MTN	5.000%		11/24/25	1,000	1,061,548
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250%		09/21/22	2,500	2,560,925
People’s United Bank, Sub. Notes	4.000%		07/15/24	3,445	3,406,457
State Street Corp., Jr. Sub. Notes	5.250%	(c)	12/31/49	5,790	5,797,238
UBS Group Funding Jersey Ltd (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25	16,150	16,133,252
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44	6,750	7,498,568
Wells Fargo & Co., Sub. Notes, MTN	4.125%		08/15/23	1,500	1,557,857
Wells Fargo & Co., Sub. Notes, MTN	4.900%		11/17/45	7,060	7,122,961

					337,089,626

Beverages — 1.5%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes(a)	4.000%		01/17/43	13,125	11,819,627
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes(a)	3.750%		07/15/42	5,770	4,957,630
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	225	246,282
Coca-Cola Co. (The), Sr. Unsec’d. Notes	2.500%		04/01/23	1,200	1,192,525
Coca-Cola Co. (The), Sr. Unsec’d. Notes(a)	3.200%		11/01/23	3,550	3,673,114
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	5.250%		11/26/43	2,400	2,498,959
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%		10/01/18	250	256,340

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Beverages (continued)
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	1,500	$1,500,000
Dr Pepper Snapple Group, Inc., Gtd. Notes(a)	4.500%	11/15/45	17,400	17,012,746
PepsiCo, Inc., Sr. Unsec’d. Notes(a)	4.450%	04/14/46	5,925	6,120,247
PepsiCo, Inc., Sr. Unsec’d. Notes(a)	4.600%	07/17/45	12,645	13,380,180
SABMiller Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	2.200%	08/01/18	5,500	5,487,136

				68,144,786

Biotechnology — 2.2%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	6,000	5,997,762
Amgen, Inc., Sr. Unsec’d. Notes	3.875%	11/15/21	500	520,937
Amgen, Inc., Sr. Unsec’d. Notes	4.400%	05/01/45	3,600	3,335,479
Amgen, Inc., Sr. Unsec’d. Notes	4.950%	10/01/41	2,270	2,248,928
Amgen, Inc., Sr. Unsec’d. Notes	5.150%	11/15/41	10,305	10,461,986
Amgen, Inc., Sr. Unsec’d. Notes	5.650%	06/15/42	5,400	5,843,254
Amgen, Inc., Sr. Unsec’d. Notes	5.750%	03/15/40	1,580	1,709,260
Biogen, Inc., Sr. Unsec’d. Notes	5.200%	09/15/45	8,515	8,518,219
Celgene Corp., Sr. Unsec’d. Notes	4.625%	05/15/44	1,837	1,735,206
Celgene Corp., Sr. Unsec’d. Notes(a)	5.000%	08/15/45	20,350	20,429,121
Celgene Corp., Sr. Unsec’d. Notes	5.250%	08/15/43	1,755	1,793,180
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	3.650%	03/01/26	12,295	12,399,249
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,400	1,434,047
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.750%	03/01/46	20,100	20,341,723
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.800%	04/01/44	2,550	2,560,042
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	5.650%	12/01/41	1,000	1,139,312

				100,467,705

Building Materials — 0.8%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $6,375,375; purchased 02/11/15 - 05/04/15)(f)(g)	5.375%	11/15/24	6,150	6,134,625
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000%	06/15/25	14,000	13,849,402
Griffon Corp., Gtd. Notes	5.250%	03/01/22	2,900	2,765,875
Macmillan Bloedel Pembroke LP (Canada), Sr. Unsec’d. Notes	7.700%	02/15/26	1,500	1,833,032
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%	07/02/24	1,125	1,104,125
Masco Corp., Sr. Unsec’d. Notes	6.125%	10/03/16	5,629	5,797,757
Owens Corning, Gtd. Notes	4.200%	12/15/22	1,626	1,626,946
Owens Corning, Gtd. Notes	9.000%	06/15/19	5,000	5,795,005

				38,906,767

Chemicals — 5.3%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	1,350	1,291,482
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.375%	03/15/25	4,145	3,781,720
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.125%	03/15/35	3,000	2,551,944
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%	06/01/43	1,200	1,073,488
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	01/15/45	1,300	1,211,800
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%	01/15/41	4,700	5,009,199
Ashland, Inc., Gtd. Notes(a)	4.750%	08/15/22	6,031	5,865,147
Ashland, Inc., Sr. Unsec’d. Notes	3.875%	04/15/18	6,050	6,171,000
Ashland, Inc., Sr. Unsec’d. Notes	6.875%	05/15/43	4,000	3,800,000
Celanese US Holdings LLC, Gtd. Notes	4.625%	11/15/22	750	738,750
CF Industries, Inc., Gtd. Notes	4.950%	06/01/43	7,918	6,732,462
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	30,015	26,104,556

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals (continued)
CF Industries, Inc., Gtd. Notes	6.875%	05/01/18	1,600	$1,733,634
Chemtura Corp., Gtd. Notes	5.750%	07/15/21	1,000	1,005,000
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	1,400	1,340,242
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	3.500%	10/01/24	3,600	3,490,556
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125%	11/15/21	14,490	15,191,171
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	480	502,448
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42	8,030	6,993,279
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	4.625%	10/01/44	23,524	21,264,355
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%	11/15/41	5,180	5,049,278
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	800	1,149,695
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	2.800%	02/15/23	900	855,201
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.900%	01/15/41	3,300	3,158,067
Eastman Chemical Co., Sr. Unsec’d. Notes	2.400%	06/01/17	9,423	9,474,421
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600%	08/15/22	11,700	11,644,191
Eastman Chemical Co., Sr. Unsec’d. Notes	3.800%	03/15/25	4,325	4,188,477
Eastman Chemical Co., Sr. Unsec’d. Notes(a)	4.650%	10/15/44	3,200	2,841,123
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%	09/01/42	1,000	918,123
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%	12/08/21	4,266	4,555,103
Ecolab, Inc., Sr. Unsec’d. Notes	5.500%	12/08/41	2,453	2,668,889
LYB International Finance BV, Gtd. Notes	4.875%	03/15/44	2,990	2,730,450
LYB International Finance BV, Gtd. Notes	5.250%	07/15/43	24,535	23,555,735
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	5,800	6,510,401
Methanex Corp. (Canada), Sr. Unsec’d. Notes(a)	3.250%	12/15/19	5,300	5,057,806
Methanex Corp. (Canada), Sr. Unsec’d. Notes(a)	5.250%	03/01/22	3,100	3,052,325
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.650%	12/01/44	5,000	4,049,050
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.875%	09/17/44	2,300	1,926,250
Monsanto Co., Sr. Unsec’d. Notes	3.600%	07/15/42	1,000	723,558
Monsanto Co., Sr. Unsec’d. Notes	4.200%	07/15/34	775	666,478
Monsanto Co., Sr. Unsec’d. Notes	4.400%	07/15/44	1,830	1,515,117
Monsanto Co., Sr. Unsec’d. Notes	4.650%	11/15/43	4,038	3,456,580
Monsanto Co., Sr. Unsec’d. Notes	4.700%	07/15/64	3,875	2,942,346
Mosaic Co. (The), Sr. Unsec’d. Notes	3.750%	11/15/21	1,370	1,373,673
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33	915	924,771
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	3,390	3,249,305
PPG Industries, Inc., Sr. Unsec’d. Notes	3.600%	11/15/20	2,000	2,053,946
PPG Industries, Inc., Sr. Unsec’d. Notes	6.650%	03/15/18	3,077	3,370,373
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes(a)	3.450%	08/01/25	2,980	3,024,995
Solvay Finance America LLC (Belgium), Gtd. Notes, 144A	3.400%	12/03/20	6,475	6,422,960
Syngenta Finance NV (Switzerland), Gtd. Notes	4.375%	03/28/42	4,440	4,108,914
Union Carbide Corp., Sr. Unsec’d. Notes(a)	7.750%	10/01/96	500	597,640
WR Grace & Co-Conn, Gtd. Notes, 144A	5.125%	10/01/21	1,400	1,414,000

				245,081,474

Commercial Services — 1.2%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250%	07/15/17	2,000	1,990,000
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%	07/15/22	725	755,813
Block Financial LLC, Gtd. Notes(a)	4.125%	10/01/20	7,100	7,189,041
Cleveland Clinic Foundation (The), Unsec’d. Notes	4.858%	01/01/2114	2,875	2,787,784

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Services (continued)
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,850,094; purchased 02/09/15)(f)(g)	2.800%		11/01/18	1,800	$1,811,673
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $12,930,970; purchased 05/29/14)(f)(g)	3.300%		10/15/22	13,000	12,789,257
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,041,930; purchased 10/29/13)(f)(g)	5.625%		03/15/42	1,000	1,073,243
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,204,460; purchased 10/23/15)(f)(g)	6.700%		06/01/34	1,000	1,179,465
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $4,509,951; purchased 08/29/13 - 04/24/15)(f)(g)	7.000%		10/15/37	3,623	4,415,314
Massachusetts Institute of Technology, Unsec’d. Notes	4.678%		07/01/2114	3,125	3,224,216
Northwestern University, Unsec’d. Notes	4.643%		12/01/44	2,800	3,146,741
President and Fellows of Harvard College, Sr. Unsec’d. Notes	4.875%		10/15/40	1,000	1,166,546
Service Corp. International, Sr. Unsec’d. Notes	7.625%		10/01/18	3,000	3,348,750
University of Pennsylvania, Sr. Unsec’d. Notes	4.674%		09/01/2112	2,932	2,943,974
William Marsh Rice University, Unsec’d. Notes	3.774%		05/15/55	7,000	6,590,675

					54,412,492

Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes(a)	3.450%		02/09/45	18,206	15,674,601
Apple, Inc., Sr. Unsec’d. Notes(a)	4.375%		05/13/45	2,212	2,233,481
Apple, Inc., Sr. Unsec’d. Notes	4.450%		05/06/44	9,000	9,077,058
Hewlett-Packard, Inc., Sr. Unsec’d. Notes	6.000%		09/15/41	5,975	5,216,976
International Business Machines Corp., Sr. Unsec’d. Notes	3.375%		08/01/23	900	913,890
International Business Machines Corp., Sr. Unsec’d. Notes	3.625%		02/12/24	360	370,591
NCR Corp., Gtd. Notes	6.375%		12/15/23	500	492,500
Seagate HDD Cayman, Gtd. Notes	3.750%		11/15/18	800	794,000

					34,773,097

Distribution/Wholesale — 0.1%
WW Grainger, Inc., Sr. Unsec’d. Notes(a)	4.600%		06/15/45	3,450	3,612,198

Diversified Financial Services — 1.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19	1,100	1,098,625
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(a)	4.250%		07/01/20	2,000	2,015,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.500%		05/15/21	1,275	1,295,719
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.625%		10/30/20	3,475	3,557,531
American Express Co., Jr. Sub. Notes	4.900%	(c)	12/31/49	10,000	9,500,000
American Express Co., Jr. Sub. Notes(a)	5.200%	(c)	12/31/49	985	968,994
American Express Co., Sub. Notes(a)	3.625%		12/05/24	3,610	3,533,035
Ameriprise Financial, Inc., Sr. Unsec’d. Notes(a)	3.700%		10/15/24	315	321,171
Ameriprise Financial, Inc., Sr. Unsec’d. Notes	4.000%		10/15/23	500	519,405
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35	2,736	2,792,039

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
General Electric Capital Corp., Gtd. Notes, MTN	5.875%	01/14/38	218	$266,736
General Electric Capital Corp., Gtd. Notes, MTN	6.875%	01/10/39	573	781,040
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%	04/15/18	5,000	5,037,500
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%	04/01/19	1,000	1,060,000
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	5,450	5,039,315
Legg Mason, Inc., Sr. Unsec’d. Notes	5.625%	01/15/44	6,600	6,555,826
MasterCard, Inc., Sr. Unsec’d. Notes	3.375%	04/01/24	2,450	2,503,755
Navient Corp., Sr. Unsec’d. Notes(a)	5.000%	10/26/20	475	416,813
Navient Corp., Sr. Unsec’d. Notes, MTN(a)	4.875%	06/17/19	1,300	1,196,000
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	3,250	3,211,000
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	7,100	7,472,750
Synchrony Financial, Sr. Unsec’d. Notes	2.600%	01/15/19	12,135	12,091,399
Synchrony Financial, Sr. Unsec’d. Notes	3.750%	08/15/21	2,670	2,667,079
Synchrony Financial, Sr. Unsec’d. Notes	4.250%	08/15/24	3,525	3,477,279

				77,378,011

Electric — 9.6%
AEP Texas Central Co., Sr. Unsec’d. Notes, 144A	3.850%	10/01/25	7,145	7,222,566
AES Corp., Sr. Unsec’d. Notes	4.875%	05/15/23	750	656,250
Alabama Power Co., Sr. Unsec’d. Notes(a)	4.150%	08/15/44	4,500	4,280,719
Ameren Illinois Co., Sr. Sec’d. Notes(a)	4.150%	03/15/46	5,000	4,990,240
Appalachian Power Co., Sr. Unsec’d. Notes	4.450%	06/01/45	6,600	6,264,938
Arizona Public Service Co., Sr. Unsec’d. Notes(a)	4.350%	11/15/45	9,065	9,170,616
Arizona Public Service Co., Sr. Unsec’d. Notes	4.700%	01/15/44	2,550	2,709,212
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes(a)	3.350%	07/01/23	325	328,962
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	4.500%	02/01/45	7,150	6,869,663
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	4.500%	04/01/44	2,300	2,372,774
CMS Energy Corp., Sr. Unsec’d. Notes(a)	3.875%	03/01/24	9,250	9,389,980
CMS Energy Corp., Sr. Unsec’d. Notes	4.875%	03/01/44	4,495	4,561,935
Commonwealth Edison Co., First Mortgage	2.150%	01/15/19	700	696,744
Commonwealth Edison Co., First Mortgage	3.700%	03/01/45	4,195	3,773,205
Commonwealth Edison Co., First Mortgage	4.350%	11/15/45	4,655	4,685,602
Commonwealth Edison Co., First Mortgage	4.600%	08/15/43	2,000	2,071,770
Commonwealth Edison Co., First Mortgage	4.700%	01/15/44	925	972,964
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.450%	03/15/44	8,000	7,993,456
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.625%	12/01/54	1,750	1,721,914
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.700%	06/15/40	2,120	2,483,737
Delmarva Power & Light Co., First Mortgage	3.500%	11/15/23	8,800	9,043,426
Dominion Resources, Inc., Sr. Unsec’d. Notes	4.700%	12/01/44	1,625	1,583,156
Dominion Resources, Inc., Sr. Unsec’d. Notes	4.900%	08/01/41	8,810	8,621,105
DTE Electric Co., General Ref. Mortgage	3.700%	03/15/45	17,700	16,263,326
DTE Electric Co., General Ref. Mortgage	4.000%	04/01/43	525	508,387
DTE Electric Co., General Ref. Mortgage	4.300%	07/01/44	4,675	4,747,734
DTE Energy Co., Sr. Unsec’d. Notes	3.850%	12/01/23	5,000	5,137,780
Duke Energy Carolinas LLC, First Mortgage	4.250%	12/15/41	12,900	12,858,088
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	2,505	3,109,922
Duke Energy Carolinas LLC, First Ref. Mortgage(a)	3.750%	06/01/45	10,410	9,641,263

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	10/15/23	1,200	$1,234,973
Duke Energy Indiana LLC, First Mortgage	4.900%	07/15/43	400	432,217
Duke Energy Ohio, Inc., First Mortgage	3.800%	09/01/23	1,500	1,566,133
Duke Energy Progress LLC, First Mortgage	4.150%	12/01/44	4,802	4,691,314
Duke Energy Progress, Inc., First Mortgage	4.100%	03/15/43	1,200	1,164,697
Duke Energy Progress, Inc., First Mortgage	5.700%	04/01/35	500	583,165
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A(a)	4.750%	10/13/35	5,000	4,941,555
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	2.950%	01/15/20	3,005	2,994,194
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	3,150	3,172,151
Florida Power & Light Co., First Mortgage(a)	3.250%	06/01/24	3,575	3,650,207
Florida Power & Light Co., First Mortgage(a)	4.050%	10/01/44	7,550	7,470,944
Indianapolis Power & Light Co., First Mortgage, 144A	4.700%	09/01/45	13,200	13,240,352
Interstate Power & Light Co., Sr. Unsec’d. Notes	4.700%	10/15/43	675	720,714
ITC Holdings Corp., Sr. Unsec’d. Notes	5.300%	07/01/43	1,000	1,023,978
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A	4.700%	04/01/24	1,000	1,036,051
Kansas Gas & Electric Co., First Mortgage, 144A	4.300%	07/15/44	2,000	2,010,988
Kentucky Utilities Co., First Mortgage	4.375%	10/01/45	960	986,658
Kentucky Utilities Co., First Mortgage	4.650%	11/15/43	675	710,069
Louisville Gas & Electric Co., First Mortgage(a)	4.375%	10/01/45	8,000	8,173,368
Metropolitan Edison Co., Sr. Unsec’d. Notes, 144A	4.000%	04/15/25	10,000	9,900,100
MidAmerican Energy Co., First Mortgage	4.400%	10/15/44	16,080	16,259,630
MidAmerican Energy Co., First Mortgage	4.800%	09/15/43	2,900	3,102,829
Monongahela Power Co., First Mortgage, 144A	4.100%	04/15/24	2,575	2,669,812
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	1,325	1,320,068
Nisource Finance Corp., Gtd. Notes	4.800%	02/15/44	10,310	10,478,940
Nisource Finance Corp., Gtd. Notes	5.650%	02/01/45	3,000	3,448,116
Nisource Finance Corp., Gtd. Notes	6.125%	03/01/22	5,200	5,952,071
Northern States Power Co., First Mortgage	4.000%	08/15/45	4,830	4,721,557
Northern States Power Co., First Mortgage	4.125%	05/15/44	8,520	8,459,261
NRG Energy, Inc., Gtd. Notes	8.250%	09/01/20	3,710	3,598,700
Ohio Edison Co., First Mortgage	8.250%	10/15/38	2,722	3,775,354
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.000%	12/15/44	9,000	8,441,559
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.550%	03/15/44	1,325	1,350,792
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%	08/15/24	10,075	10,111,693
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43	4,600	4,674,042
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.750%	02/15/44	2,275	2,364,053
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.125%	11/15/43	12,215	13,362,636
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.250%	03/01/39	2,175	2,657,854
Peco Energy Co., First Ref. Mortgage	4.800%	10/15/43	1,575	1,699,400
PPL Capital Funding, Inc., Gtd. Notes	4.700%	06/01/43	800	796,372
PPL Capital Funding, Inc., Gtd. Notes	5.000%	03/15/44	7,475	7,706,949
PPL Electric Utilities Corp., First Mortgage(a)	4.125%	06/15/44	3,150	3,104,382
PPL Electric Utilities Corp., First Mortgage	6.250%	05/15/39	500	634,467
Progress Energy, Inc., Sr. Unsec’d. Notes	7.750%	03/01/31	8,824	11,371,524
Public Service Co. of Colorado, First Mortgage	4.300%	03/15/44	165	168,302
Public Service Co. of New Hampshire, First Mortgage	3.500%	11/01/23	4,250	4,354,376
Public Service Electric & Gas Co., First Mortgage, MTN	3.750%	03/15/24	2,900	3,030,929
Public Service Electric & Gas Co., First Mortgage, MTN	4.000%	06/01/44	2,000	1,946,446

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Public Service Electric & Gas Co., First Ref. Mortgage, MTN	3.950%		05/01/42	2,000	$1,930,666
Puget Energy, Inc	3.650%		05/15/25	16,900	16,374,190
South Carolina Electric & Gas Co., First Mortgage(a)	4.500%		06/01/64	4,720	4,394,216
Southern California Edison Co., First Mortgage(a)	3.600%		02/01/45	4,330	3,921,486
Southern California Edison Co., First Ref. Mortgage	4.050%		03/15/42	2,600	2,539,950
Southern California Edison Co., First Ref. Mortgage	4.650%		10/01/43	950	1,002,852
Southern Power Co., Sr. Unsec’d. Notes	5.250%		07/15/43	1,000	954,192
Southwestern Public Service Co., First Mortgage	4.500%		08/15/41	550	568,951
Tampa Electric Co., Sr. Unsec’d. Notes	4.350%		05/15/44	7,325	7,173,658
Toledo Edison Co. (The), Sr. Sec’d. Notes	6.150%		05/15/37	1,997	2,247,901
Union Electric Co., Sr. Sec’d. Notes	3.650%		04/15/45	4,390	3,958,006
Virginia Electric & Power Co., Sr. Unsec’d. Notes(a)	4.200%		05/15/45	8,500	8,440,322
Virginia Electric & Power Co., Sr. Unsec’d. Notes(a)	4.450%		02/15/44	5,150	5,296,945
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.650%		08/15/43	2,000	2,114,516
Westar Energy, Inc., First Mortgage	4.100%		04/01/43	3,775	3,666,389
Westar Energy, Inc., First Mortgage(a)	4.125%		03/01/42	3,010	2,954,466
Westar Energy, Inc., First Mortgage(a)	4.250%		12/01/45	4,365	4,389,972
Westar Energy, Inc., First Mortgage	4.625%		09/01/43	730	770,273
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	4.250%		06/01/44	3,850	3,893,821
Wisconsin Public Service Corp., Sr. Sec’d. Notes	4.752%		11/01/44	5,000	5,422,255

					448,012,403

Electrical Components & Equipment
General Cable Corp., Gtd. Notes	5.750%	(c)	10/01/22	750	577,500

Electronics — 0.3%
Amphenol Corp., Sr. Unsec’d. Notes	2.550%		01/30/19	4,500	4,500,783
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700%		09/15/22	500	485,000
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	5.000%		03/15/42	8,900	8,538,829

					13,524,612

Engineering & Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $2,150,000; purchased 07/21/14)(f)(g)	7.125%		06/26/42	2,000	1,015,000

Entertainment — 0.2%
Cinemark USA, Inc., Gtd. Notes	4.875%		06/01/23	1,000	975,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.875%		11/01/20	7,015	6,874,700

					7,849,700

Environmental Control — 0.1%
Clean Harbors, Inc., Gtd. Notes	5.250%		08/01/20	3,000	3,060,000
Waste Management, Inc., Gtd. Notes(a)	4.100%		03/01/45	2,560	2,380,872

					5,440,872

Foods — 1.4%
Delhaize Group (Belgium), Gtd. Notes	5.700%		10/01/40	2,800	2,880,923

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods (continued)
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	1,350	$1,346,625
JM Smucker Co. (The), Gtd. Notes	2.500%	03/15/20	1,495	1,484,351
JM Smucker Co. (The), Gtd. Notes	3.000%	03/15/22	1,510	1,502,378
JM Smucker Co. (The), Gtd. Notes	3.500%	03/15/25	4,000	3,978,336
Kraft Foods Group, Inc., Gtd. Notes	6.500%	02/09/40	500	582,869
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000%	07/15/35	16,515	16,919,931
Kraft Heinz Foods Co., Gtd. Notes, 144A(a)	5.200%	07/15/45	4,975	5,198,417
Kraft Heinz Foods Co., Gtd. Notes, 144A	7.125%	08/01/39	10,275	12,510,501
Kroger Co. (The), Sr. Unsec’d. Notes	5.000%	04/15/42	1,150	1,176,449
Kroger Co. (The), Sr. Unsec’d. Notes	5.150%	08/01/43	450	471,428
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.875%	08/01/21	250	257,500
Sysco Corp., Gtd. Notes	3.750%	10/01/25	7,600	7,704,242
Sysco Corp., Gtd. Notes	5.375%	09/21/35	8,000	8,827,216
Tyson Foods, Inc., Gtd. Notes	4.875%	08/15/34	775	790,979
Tyson Foods, Inc., Gtd. Notes(a)	5.150%	08/15/44	1,075	1,122,517

				66,754,662

Forest Products & Paper — 1.3%
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original costs $3,632,773; purchased 10/08/13 - 10/17/13)(f)(g)	7.250%	06/01/28	2,960	3,728,209
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $4,195,818; purchased 09/17/15)(f)(g)	7.375%	12/01/25	3,300	4,088,819
International Paper Co., Sr. Unsec’d. Notes(a)	3.800%	01/15/26	3,000	2,955,735
International Paper Co., Sr. Unsec’d. Notes	4.800%	06/15/44	29,545	26,877,736
International Paper Co., Sr. Unsec’d. Notes	5.000%	09/15/35	965	956,912
International Paper Co., Sr. Unsec’d. Notes	5.150%	05/15/46	2,925	2,782,798
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	6,350	6,659,423
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39	2,080	2,370,799
International Paper Co., Sr. Unsec’d. Notes	9.375%	05/15/19	10,000	12,001,100

				62,421,531

Gas — 0.2%
AGL Capital Corp., Gtd. Notes	4.400%	06/01/43	750	674,396
Atmos Energy Corp., Sr. Unsec’d. Notes	4.125%	10/15/44	4,320	4,139,921
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43	925	884,652
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	4.650%	08/01/43	350	359,904
Southwest Gas Corp., Sr. Unsec’d. Notes	4.875%	10/01/43	5,000	5,077,355

				11,136,228

Healthcare-Products — 1.4%
Becton Dickinson and Co., Sr. Unsec’d. Notes	6.000%	05/15/39	2,500	2,870,523
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850%	05/15/20	935	930,130
Covidien International Finance SA, Gtd. Notes	2.950%	06/15/23	425	418,258
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875%	10/15/18	1,475	1,492,113
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	7,010	7,086,002
Medtronic, Inc., Gtd. Notes	4.625%	03/15/44	7,550	7,683,492
Medtronic, Inc., Gtd. Notes	4.625%	03/15/45	24,829	25,609,971
St. Jude Medical, Inc., Sr. Unsec’d. Notes(a)	3.875%	09/15/25	3,015	3,043,130
St. Jude Medical, Inc., Sr. Unsec’d. Notes	4.750%	04/15/43	400	390,975
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	2.000%	04/01/18	15,790	15,692,718

				65,217,312

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare-Services — 2.4%
Aetna, Inc., Sr. Unsec’d. Notes	4.750%	03/15/44	1,830	$1,855,104
Allina Health System, Unsec’d. Notes	4.805%	11/15/45	4,125	4,238,289
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	1,700	1,659,849
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	1,000	951,564
Anthem, Inc., Sr. Unsec’d. Notes	4.850%	08/15/54	510	475,417
Ascension Health, Unsec’d. Notes	4.847%	11/15/53	750	808,806
HCA, Inc., Gtd. Notes	5.375%	02/01/25	1,650	1,629,375
HCA, Inc., Gtd. Notes(a)	5.875%	05/01/23	750	768,750
HCA, Inc., Gtd. Notes	5.875%	02/15/26	4,000	4,015,000
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	3,500	3,491,250
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	3,500	3,526,250
Kaiser Foundation Hospitals, Gtd. Notes	4.875%	04/01/42	1,000	1,017,224
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.500%	11/01/18	1,775	1,779,439
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.700%	02/01/45	12,050	11,009,555
LifePoint Hospitals, Inc., Gtd. Notes	5.500%	12/01/21	3,375	3,434,063
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	2,425	2,264,033
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.024%	08/01/45	2,550	2,409,003
NYU Hospitals Center, Sr. Sec’d. Notes	5.750%	07/01/43	700	799,374
NYU Hospitals Center, Unsec’d. Notes	4.784%	07/01/44	4,725	4,716,641
Quest Diagnostics, Inc., Gtd. Notes	5.750%	01/30/40	5,000	5,158,780
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	2.500%	03/30/20	2,400	2,367,360
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.250%	04/01/24	1,400	1,441,810
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.700%	03/30/45	7,800	6,984,323
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350%	09/30/24	9,075	9,287,972
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	4.000%	11/28/44	3,720	3,771,072
Southern Baptist Hospital of Florida, Inc., Sec’d. Notes	4.857%	07/15/45	4,275	4,416,404
Texas Health Resources, Sec’d. Notes	4.330%	11/15/55	5,400	5,169,901
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%	10/15/42	2,060	1,917,368
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	07/15/35	4,545	4,718,246
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	11/15/41	1,080	1,096,155
UnitedHealth Group, Inc., Sr. Unsec’d. Notes(a)	4.750%	07/15/45	14,345	15,109,445

				112,287,822

Holding Companies-Diversified — 0.1%
Leucadia National Corp., Sr. Unsec’d. Notes	6.625%	10/23/43	3,500	2,856,241

Home Builders — 0.1%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%	04/15/21	600	600,000
Toll Brothers Finance Corp., Gtd. Notes	4.000%	12/31/18	3,332	3,398,640
Toll Brothers Finance Corp., Gtd. Notes	4.875%	11/15/25	915	898,988

				4,897,628

Home Furnishings
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	4.850%	06/15/21	700	749,322
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	5.150%	03/01/43	450	442,460

				1,191,782

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Household Products/Wares — 0.6%
Kimberly-Clark de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	3.250%		03/12/25	28,175	$27,143,682
SC Johnson & Son, Inc., Unsec’d. Notes, 144A (original cost $416,908; purchased 05/07/13)(f)(g)	4.000%		05/15/43	425	384,090

					27,527,772

Housewares — 0.3%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	2.150%		10/15/18	2,900	2,806,519
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes(a)	3.900%		11/01/25	9,150	8,256,036
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	4.000%		06/15/22	885	849,374

					11,911,929

Insurance — 2.8%
Allstate Corp. (The), Sub. Notes	5.750	%(c)	08/15/53	800	822,400
American International Group, Inc., Sr. Unsec’d. Notes	4.375%		01/15/55	4,500	3,866,787
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	10,700	9,894,911
American International Group, Inc., Sr. Unsec’d. Notes	4.875%		06/01/22	3,550	3,833,787
Arch Capital Group US, Inc., Gtd. Notes	5.144%		11/01/43	3,000	3,035,409
AXIS Specialty Finance PLC, Gtd. Notes	5.150%		04/01/45	3,700	3,628,993
Berkshire Hathaway Finance Corp., Gtd. Notes(a)	4.300%		05/15/43	2,250	2,206,517
Berkshire Hathaway Finance Corp., Gtd. Notes	4.400%		05/15/42	645	638,629
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(a)	4.500%		02/11/43	905	911,271
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100	%(c)	12/29/49	1,590	1,653,600
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,700	2,005,162
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	4.300%		04/15/43	200	186,145
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%		08/01/44	4,300	3,981,946
Liberty Mutual Group, Inc., Gtd. Notes, 144A	5.000%		06/01/21	7,000	7,486,668
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	18,084	20,557,258
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%		03/15/35	12,952	15,284,616
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	6,150	7,230,758
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	6,500	8,152,840
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	100	99,795
MetLife Capital Trust X, Jr. Sub. Notes, 144A(a)	9.250%		04/08/38	2,500	3,450,000
MetLife, Inc., Jr. Sub. Notes(a)	6.400%		12/15/36	1,000	1,092,500
MetLife, Inc., Sr. Unsec’d. Notes	4.721	%(c)	12/15/44	2,000	2,044,032
MetLife, Inc., Sr. Unsec’d. Notes	4.875%		11/13/43	5,000	5,245,525
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	4,750	5,489,950
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100	%(c)	10/16/44	9,250	9,666,250
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%		09/15/44	350	353,530
Travelers Cos. Inc. (The), Sr. Unsec’d. Notes(a)	4.300%		08/25/45	3,225	3,251,106
Travelers Cos. Inc. (The), Sr. Unsec’d. Notes	4.600%		08/01/43	600	630,504
WR Berkley Corp., Sr. Unsec’d. Notes	4.750%		08/01/44	2,675	2,565,001
XLIT Ltd. (Ireland), Gtd. Notes	5.250%		12/15/43	2,962	3,063,594

					132,329,484

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Iron/Steel
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	5.500%	(c)	02/25/17	1,250	$1,207,375

Lodging — 0.3%
Choice Hotels International, Inc., Gtd. Notes	5.700%		08/28/20	500	535,000
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	2,500	2,675,000
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	4.500%		10/01/34	5,400	4,867,906
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	3,600	3,938,692
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A(a)	5.250%		10/15/21	1,950	1,716,000

					13,732,598

Machinery-Construction & Mining — 0.1%
Caterpillar, Inc., Sr. Unsec’d. Notes	4.750%		05/15/64	4,200	4,045,684
Terex Corp., Gtd. Notes(a)	6.500%		04/01/20	750	721,875

					4,767,559

Machinery-Diversified — 0.1%
CNH Industrial Capital LLC, Gtd. Notes	3.250%		02/01/17	3,850	3,811,500
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	3,000	3,188,835

					7,000,335

Media — 5.0%
21st Century Fox America, Inc., Gtd. Notes	3.000%		09/15/22	3,915	3,857,927
21st Century Fox America, Inc., Gtd. Notes, 144A	3.700%		10/15/25	10,000	9,975,210
21st Century Fox America, Inc., Gtd. Notes, 144A	4.950%		10/15/45	9,835	9,685,675
21st Century Fox America, Inc., Gtd. Notes(a)	6.150%		03/01/37	2,300	2,564,015
21st Century Fox America, Inc., Gtd. Notes	7.700%		10/30/25	1,129	1,416,717
AMC Networks, Inc., Gtd. Notes	4.750%		12/15/22	1,000	1,000,000
Belo Corp., Sr. Unsec’d. Notes	7.250%		09/15/27	150	152,250
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	2,000	2,105,000
CBS Corp., Gtd. Notes(a)	4.000%		01/15/26	3,500	3,412,987
CBS Corp., Gtd. Notes(a)	4.600%		01/15/45	7,635	6,549,998
CBS Corp., Gtd. Notes	5.900%		10/15/40	85	87,967
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35	3,208	3,241,142
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45	7,025	7,036,514
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834%		10/23/55	6,086	5,996,146
Comcast Corp., Gtd. Notes	3.375%		08/15/25	1,275	1,290,774
Comcast Corp., Gtd. Notes(a)	4.250%		01/15/33	6,090	5,984,186
Comcast Corp., Gtd. Notes	4.600%		08/15/45	25,578	25,898,339
Comcast Corp., Gtd. Notes	4.650%		07/15/42	10,500	10,684,800
Comcast Corp., Gtd. Notes	6.450%		03/15/37	8,200	10,205,531
Comcast Corp., Gtd. Notes	6.550%		07/01/39	2,863	3,605,828
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%		03/15/42	1,675	1,561,664
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes(a)	6.000%		08/15/40	9,165	9,378,792
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	6.375%		03/01/41	2,960	3,177,036
DISH DBS Corp., Gtd. Notes	7.125%		02/01/16	5,000	5,015,625
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000%		05/13/45	600	515,882
Historic TW, Inc., Gtd. Notes	6.625%		05/15/29	2,000	2,341,374

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375%		07/28/17	1,600	$1,670,752
NBCUniversal Media LLC, Gtd. Notes	4.450%		01/15/43	6,850	6,711,329
NBCUniversal Media LLC, Gtd. Notes	5.950%		04/01/41	1,300	1,554,690
NBCUniversal Media LLC, Gtd. Notes	6.400%		04/30/40	2,500	3,115,225
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%		04/15/22	2,025	1,999,688
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	2.800%		06/15/20	3,600	3,511,886
TEGNA, Inc., Gtd. Notes	5.125%		07/15/20	2,000	2,075,000
Time Warner Cable, Inc., Gtd. Notes	4.500%		09/15/42	950	745,543
Time Warner Cable, Inc., Gtd. Notes	5.500%		09/01/41	800	722,916
Time Warner Cable, Inc., Gtd. Notes	5.875%		11/15/40	380	360,113
Time Warner Cable, Inc., Gtd. Notes	6.550%		05/01/37	2,785	2,818,381
Time Warner Cable, Inc., Gtd. Notes	6.750%		06/15/39	4,700	4,716,934
Time Warner, Inc., Gtd. Notes	4.650%		06/01/44	4,495	4,123,497
Time Warner, Inc., Gtd. Notes	4.750%		03/29/21	5,026	5,402,402
Time Warner, Inc., Gtd. Notes	4.850%		07/15/45	18,385	17,507,098
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40	5,058	5,554,514
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	6,275	6,968,846
Time Warner, Inc., Gtd. Notes	7.700%		05/01/32	175	218,428
Viacom, Inc., Sr. Unsec’d. Notes	4.500%		02/27/42	40	29,995
Viacom, Inc., Sr. Unsec’d. Notes	4.850%		12/15/34	7,050	5,757,672
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	4,605	3,698,621
Viacom, Inc., Sr. Unsec’d. Notes(a)	5.250%		04/01/44	8,850	7,302,135
Viacom, Inc., Sr. Unsec’d. Notes	5.850%		09/01/43	5,855	5,257,655
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	1,100	1,100,000
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%		06/15/24	4,600	4,623,000

					234,287,699

Mining — 2.2%
Alcoa, Inc., Sr. Unsec’d. Notes(a)	5.125%		10/01/24	2,100	1,911,000
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%		04/01/42	6,960	4,687,560
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700%		05/30/41	8,800	5,899,890
Barrick PD Australia Finance Pty Ltd. (Canada), Gtd. Notes	5.950%		10/15/39	6,265	4,275,756
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.250%		11/21/21	2,000	1,878,604
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	15,790	14,192,115
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(c)	10/19/75	3,270	3,200,513
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.750%	(c)	10/19/75	9,690	9,350,850
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21	4,085	3,835,954
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.700%		03/15/23	500	456,408
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes(a)	3.750%		06/15/25	8,335	7,566,105
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	5.200%		11/02/40	10,913	10,014,053
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes(a)	3.875%		04/23/25	13,120	11,765,321
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	11,180	8,565,244
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40	8,527	7,293,476

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Mining (continued)
Yamana Gold, Inc. (Canada), Gtd. Notes	4.950%		07/15/24	11,100	$9,412,611

					104,305,460

Miscellaneous Manufacturing — 1.5%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,000	1,020,000
Amsted Industries, Inc., Gtd. Notes, 144A (original cost $1,000,000; purchased 07/28/14)(f)(g)	5.000%		03/15/22	1,000	1,000,000
General Electric Co., Sr. Unsec’d. Notes(a)	4.125%		10/09/42	3,465	3,384,567
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	19,225	19,785,063
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43	450	490,412
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	4.400%		05/27/45	7,000	7,155,694
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	6.125%		08/17/26	1,000	1,226,164
Textron, Inc., Sr. Unsec’d. Notes	3.650%		03/01/21	1,500	1,509,356
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19	750	853,346
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.375%		12/17/18	1,350	1,348,138
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.500%		02/03/22	8,100	8,247,072
Tyco Electronics Group SA (Switzerland), Gtd. Notes	7.125%		10/01/37	8,475	10,807,820
Tyco International Finance SA, Gtd. Notes	5.125%		09/14/45	12,450	12,925,602

					69,753,234

Office Furnishings — 0.1%
Steelcase, Inc., Sr. Unsec’d. Notes	6.375%		02/15/21	3,240	3,547,291

Office/Business Equipment — 0.1%
Xerox Corp., Sr. Unsec’d. Notes(a)	3.500%		08/20/20	3,000	2,928,402

Oil & Gas — 4.2%
Anadarko Finance Co., Gtd. Notes	7.500%		05/01/31	8,515	9,048,380
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	3.450%		07/15/24	700	621,841
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.581%	(s)	10/10/36	11,400	4,104,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	7,052	6,797,134
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	400	436,937
Apache Corp., Sr. Unsec’d. Notes	4.750%		04/15/43	3,000	2,507,070
Burlington Resources Finance Co., Gtd. Notes	7.200%		08/15/31	2,285	2,615,315
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes(a)	3.800%		04/15/24	7,300	6,444,644
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes(a)	3.900%		02/01/25	7,000	6,107,528
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.200%		09/15/43	1,000	782,789
ConocoPhillips Co., Gtd. Notes	4.150%		11/15/34	3,300	2,860,915
Continental Resources, Inc., Gtd. Notes	4.500%		04/15/23	1,645	1,181,865
Devon Energy Corp., Sr. Unsec’d. Notes	2.250%		12/15/18	5,000	4,563,315
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.000%		06/15/45	6,720	5,093,108
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.600%		07/15/41	6,000	4,534,968
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.850%		12/15/25	13,770	13,391,931
Devon Financing Corp. LLC, Gtd. Notes	7.875%		09/30/31	8,330	8,543,764
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%		05/15/19	6,300	6,142,349
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%		04/01/20	4,000	3,956,744
Exxon Mobil Corp., Sr. Unsec’d. Notes	3.567%		03/06/45	4,370	4,107,136

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%	03/15/25	3,000	$3,001,356
Marathon Petroleum Corp., Sr. Unsec’d. Notes	2.700%	12/14/18	6,160	6,091,273
Marathon Petroleum Corp., Sr. Unsec’d. Notes(a)	3.625%	09/15/24	3,585	3,340,628
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.000%	09/15/54	4,625	3,704,366
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	3.900%	11/15/24	500	445,011
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%	11/15/44	1,470	1,186,879
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	5,535	4,465,179
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%	03/01/41	12,630	10,889,371
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.625%	06/15/45	4,550	4,413,441
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19	6,470	1,229,300
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16	5,000	4,925,000
Phillips 66, Gtd. Notes	4.650%	11/15/34	3,500	3,280,435
Phillips 66, Gtd. Notes	4.875%	11/15/44	6,200	5,531,411
Pioneer Natural Resources Co., Sr. Unsec’d. Notes(a)	4.450%	01/15/26	14,525	13,078,513
Range Resources Corp., Gtd. Notes, 144A(a)	4.875%	05/15/25	10,000	7,600,000
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%	11/14/22	10,000	9,145,400
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	05/11/45	5,430	5,126,284
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%	04/10/17	6,650	6,626,180
Southwestern Energy Co., Sr. Unsec’d. Notes(a)	4.050%	01/23/20	2,290	1,660,250
Valero Energy Corp., Sr. Unsec’d. Notes(a)	4.900%	03/15/45	7,045	5,874,649

				195,456,659

Oil & Gas Services — 1.0%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	1,500	1,483,485
Cameron International Corp., Sr. Unsec’d. Notes	5.125%	12/15/43	2,000	1,970,012
Cameron International Corp., Sr. Unsec’d. Notes	7.000%	07/15/38	4,000	4,767,724
Halliburton Co., Sr. Unsec’d. Notes(a)	4.500%	11/15/41	1,835	1,666,108
Halliburton Co., Sr. Unsec’d. Notes	4.750%	08/01/43	9,350	8,777,658
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	375	479,552
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	13,895	13,711,294
Schlumberger Investment SA, Gtd. Notes(a)	3.650%	12/01/23	13,850	14,051,199
Weatherford International Ltd., Gtd. Notes	6.500%	08/01/36	535	361,125
Weatherford International Ltd., Gtd. Notes	7.000%	03/15/38	510	355,725

				47,623,882

Packaging & Containers — 0.2%
Ball Corp., Gtd. Notes	4.000%	11/15/23	975	929,906
Ball Corp., Gtd. Notes(a)	5.250%	07/01/25	3,000	3,067,500
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500%	01/15/23	300	293,250
Greif, Inc., Sr. Unsec’d. Notes	7.750%	08/01/19	625	690,625
Packaging Corp. of America, Sr. Unsec’d. Notes	3.900%	06/15/22	2,200	2,237,195
Packaging Corp. of America, Sr. Unsec’d. Notes	4.500%	11/01/23	3,059	3,212,026
Silgan Holdings, Inc., Sr. Unsec’d. Notes	5.500%	02/01/22	1,400	1,428,000

				11,858,502

Pharmaceuticals — 3.3%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	1,250	1,209,297
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%	11/06/42	950	887,227

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	10,215	$10,006,583
AbbVie, Inc., Sr. Unsec’d. Notes(a)	4.700%	05/14/45	14,255	13,933,778
Actavis Funding SCS, Gtd. Notes	2.350%	03/12/18	7,855	7,863,185
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	14,845	14,769,187
AmerisourceBergen Corp., Sr. Unsec’d. Notes(a)	4.250%	03/01/45	2,120	1,948,562
Baxalta, Inc., Sr. Unsec’d. Notes, 144A	5.250%	06/23/45	2,790	2,799,411
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.000%	10/08/21	2,000	2,016,884
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	3.250%	08/01/42	900	779,343
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	6.875%	08/01/97	5,374	7,483,854
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.500%	11/15/24	1,500	1,501,741
Cardinal Health, Inc., Sr. Unsec’d. Notes	4.900%	09/15/45	1,415	1,433,470
Forest Laboratories LLC, Gtd. Notes, 144A	4.875%	02/15/21	8,550	9,257,957
GlaxoSmithkline Capital, Inc. (United Kingdom), Gtd. Notes	4.200%	03/18/43	500	504,698
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250%	04/01/22	4,500	4,522,500
Johnson & Johnson, Sr. Unsec’d. Notes	4.375%	12/05/33	4,000	4,411,924
Johnson & Johnson, Sr. Unsec’d. Notes	4.850%	05/15/41	4,080	4,666,675
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	4.125%	11/15/25	3,175	3,198,873
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	4.600%	06/01/44	8,226	7,614,668
Merck & Co., Inc., Sr. Unsec’d. Notes	2.400%	09/15/22	3,125	3,062,116
Merck & Co., Inc., Sr. Unsec’d. Notes	3.700%	02/10/45	3,515	3,245,927
Merck & Co., Inc., Sr. Unsec’d. Notes	4.150%	05/18/43	5,750	5,706,743
Mylan NV, Gtd. Notes, 144A	3.000%	12/15/18	2,645	2,639,162
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.000%	11/20/45	15,000	14,692,080
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%	05/06/44	4,625	4,823,713
Pfizer, Inc., Sr. Unsec’d. Notes(a)	4.300%	06/15/43	3,605	3,607,761
Pfizer, Inc., Sr. Unsec’d. Notes(a)	4.400%	05/15/44	8,500	8,632,175
Pfizer, Inc., Sr. Unsec’d. Notes	7.200%	03/15/39	3,300	4,544,621
Zoetis, Inc., Sr. Unsec’d. Notes(a)	4.700%	02/01/43	1,100	960,293

				152,724,408

Pipelines — 2.5%
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650%	11/15/18	825	793,685
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	1,500	1,290,059
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	6.450%	11/03/36	10,766	7,256,316
DCP Midstream LLC, Sr. Unsec’d. Notes	8.125%	08/16/30	1,000	874,603
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%	03/15/35	1,905	1,385,146
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150%	02/01/43	700	500,424
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150%	03/15/45	4,650	3,286,708
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	6.125%	12/15/45	9,130	7,428,223
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700%	04/01/19	2,200	2,007,304
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.150%	06/01/25	10,130	7,791,125
Enterprise Products Operating LLC, Gtd. Notes	4.850%	08/15/42	1,990	1,590,979
Enterprise Products Operating LLC, Gtd. Notes	4.850%	03/15/44	5,775	4,675,613
Enterprise Products Operating LLC, Gtd. Notes(a)	4.900%	05/15/46	10,000	8,171,880
Enterprise Products Operating LLC, Gtd. Notes	4.950%	10/15/54	3,110	2,432,906
Enterprise Products Operating LLC, Gtd. Notes(a)	5.100%	02/15/45	4,985	4,175,625
Enterprise Products Operating LLC, Gtd. Notes	6.875%	03/01/33	55	57,413
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	4.350%	07/15/25	11,675	10,704,772

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Gulfstream Natural Gas System LLC, Sr. Unsec’d. Notes, 144A	5.950%	10/15/45	15,600	$14,510,558
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500%	04/01/20	6,175	6,300,365
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200%	03/15/45	2,630	1,915,274
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	5.150%	10/15/43	2,320	1,989,358
MPLX LP, Sr. Unsec’d. Notes	4.000%	02/15/25	570	479,066
Oleoducto Central SA (Colombia), Sr. Unsec’d. Notes, 144A (original cost $1,291,771; purchased 04/30/14)(f)(g)	4.000%	05/07/21	1,300	1,248,000
ONEOK Partners LP, Gtd. Notes	6.200%	09/15/43	3,950	3,012,076
Spectra Energy Partners LP, Sr. Unsec’d. Notes(a)	4.500%	03/15/45	4,000	3,073,900
Spectra Energy Partners LP, Sr. Unsec’d. Notes	5.950%	09/25/43	525	501,314
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.350%	05/15/45	1,875	1,392,353
Western Gas Partners LP, Sr. Unsec’d. Notes	3.950%	06/01/25	4,925	4,133,218
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44	3,175	2,521,074
Williams Partners LP, Sr. Unsec’d. Notes	4.900%	01/15/45	5,400	3,437,894
Williams Partners LP, Sr. Unsec’d. Notes	5.100%	09/15/45	8,655	5,695,968
Williams Partners LP, Sr. Unsec’d. Notes	5.400%	03/04/44	1,075	720,494
Williams Partners LP, Sr. Unsec’d. Notes	5.800%	11/15/43	4,000	2,796,200

				118,149,893

Real Estate — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A	2.700%	09/17/19	2,850	2,826,522

Real Estate Investment Trusts (REITs) — 2.1%
BioMed Realty LP, Gtd. Notes	2.625%	05/01/19	3,700	3,595,212
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22	4,125	4,279,687
DDR Corp., Sr. Unsec’d. Notes	3.500%	01/15/21	3,000	2,975,520
Digital Delta Holdings LLC, Gtd. Notes, 144A(a)	3.400%	10/01/20	2,450	2,452,685
Equity CommonWealth, Sr. Unsec’d. Notes	5.875%	09/15/20	6,049	6,500,824
Essex Portfolio LP, Gtd. Notes	5.200%	03/15/21	2,000	2,162,930
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750%	08/15/19	2,850	2,863,025
HCP, Inc., Sr. Unsec’d. Notes	4.000%	06/01/25	6,000	5,858,478
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500%	12/15/17	7,773	7,770,575
Mack-Cali Realty LP, Sr. Unsec’d. Notes	3.150%	05/15/23	4,000	3,452,044
Realty Income Corp., Sr. Unsec’d. Notes	2.000%	01/31/18	3,000	3,001,713
Realty Income Corp., Sr. Unsec’d. Notes	3.875%	07/15/24	3,050	2,991,998
Realty Income Corp., Sr. Unsec’d. Notes(a)	4.125%	10/15/26	1,550	1,554,976
Realty Income Corp., Sr. Unsec’d. Notes	4.650%	08/01/23	1,530	1,592,575
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	8,500	8,488,304
Select Income REIT, Sr. Unsec’d. Notes	4.150%	02/01/22	8,250	7,917,665
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	12/15/24	3,300	3,275,250
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	3.250%	08/15/22	5,000	4,867,455
Welltower, Inc., Sr. Unsec’d. Notes	4.000%	06/01/25	4,400	4,328,130
Weyerhaeuser Co., Sr. Unsec’d. Notes	6.950%	10/01/27	2,068	2,437,570
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375%	03/15/32	8,900	10,590,849
Weyerhaeuser Co., Sr. Unsec’d. Notes(a)	8.500%	01/15/25	3,500	4,491,134

				97,448,599

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail — 3.5%
Bed Bath & Beyond, Inc., Sr. Unsec’d. Notes(a)	5.165%	08/01/44	4,000	$3,388,056
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	1,150	1,138,112
CVS Health Corp., Sr. Unsec’d. Notes	3.500%	07/20/22	5,230	5,321,818
CVS Health Corp., Sr. Unsec’d. Notes(a)	3.875%	07/20/25	1,330	1,357,371
CVS Health Corp., Sr. Unsec’d. Notes	4.125%	05/15/21	550	581,814
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	20,665	21,769,152
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	8,345	8,963,223
CVS Health Corp., Sr. Unsec’d. Notes	6.125%	09/15/39	1,000	1,167,685
Home Depot, Inc. (The), Sr. Unsec’d. Notes	2.700%	04/01/23	1,025	1,017,212
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200%	04/01/43	5,422	5,431,451
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)	4.250%	04/01/46	3,000	3,066,873
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)	4.400%	03/15/45	15,945	16,480,050
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.875%	12/16/36	8,382	10,216,309
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	8,575	9,110,937
L Brands, Inc., Gtd. Notes(a)	5.625%	10/15/23	977	1,035,620
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.250%	09/15/44	6,660	6,628,518
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.375%	09/15/45	6,035	6,202,664
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	5.125%	11/15/41	4,000	4,428,924
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22	7,460	7,345,795
Macy’s Retail Holdings, Inc., Gtd. Notes	4.300%	02/15/43	2,800	2,149,515
Macy’s Retail Holdings, Inc., Gtd. Notes	5.125%	01/15/42	1,875	1,611,754
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.875%	12/09/45	14,000	14,085,274
PVH Corp., Sr. Unsec’d. Notes(a)	4.500%	12/15/22	275	268,813
QVC, Inc., Sr. Sec’d. Notes	5.125%	07/02/22	300	299,044
Target Corp., Sr. Unsec’d. Notes(a)	3.500%	07/01/24	12,150	12,607,739
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	4.300%	04/22/44	6,175	6,295,190
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.750%	10/02/43	2,000	2,151,142
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.250%	09/01/35	2,300	2,619,877
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.625%	04/15/41	985	1,171,717
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	6.500%	08/15/37	2,623	3,387,987

				161,299,636

Semiconductors — 0.6%
Applied Materials, Inc., Sr. Unsec’d. Notes	5.100%	10/01/35	10,265	10,442,482
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500%	11/15/18	4,000	4,000,716
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%	02/01/25	10,000	8,700,000
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(a)	4.875%	10/15/23	900	875,250
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	5.000%	10/01/25	2,500	2,443,750

				26,462,198

Software — 2.1%
Audatex North America, Inc., Gtd. Notes, 144A	6.125%	11/01/23	2,500	2,515,625
CA, Inc., Sr. Unsec’d. Notes	3.600%	08/01/20	5,000	5,108,105
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	14,000	14,182,378
Fiserv, Inc., Sr. Unsec’d. Notes	2.700%	06/01/20	1,177	1,167,233
Microsoft Corp., Sr. Unsec’d. Notes(a)	3.750%	02/12/45	6,500	5,989,198
Microsoft Corp., Sr. Unsec’d. Notes	4.000%	02/12/55	3,650	3,278,693
Microsoft Corp., Sr. Unsec’d. Notes	4.450%	11/03/45	25,449	26,243,594
Oracle Corp., Sr. Unsec’d. Notes	2.500%	10/15/22	1,500	1,464,851
Oracle Corp., Sr. Unsec’d. Notes	3.900%	05/15/35	4,630	4,341,107
Oracle Corp., Sr. Unsec’d. Notes(a)	4.125%	05/15/45	5,000	4,740,925
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	12,200	12,136,670

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Software (continued)
Oracle Corp., Sr. Unsec’d. Notes	4.375%		05/15/55	17,315	$15,840,351

					97,008,730

Telecommunications — 5.7%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%		03/30/20	5,000	5,425,655
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%		03/30/40	5,440	5,984,577
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes(a)	4.375%		07/16/42	1,800	1,589,857
AT&T, Inc., Sr. Unsec’d. Notes	3.400%		05/15/25	3,000	2,883,270
AT&T, Inc., Sr. Unsec’d. Notes	4.300%		12/15/42	6,778	5,791,774
AT&T, Inc., Sr. Unsec’d. Notes	4.350%		06/15/45	18,974	16,231,707
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.500%		05/15/35	28,060	25,951,600
AT&T, Inc., Sr. Unsec’d. Notes	4.750%		05/15/46	1,950	1,785,412
AT&T, Inc., Sr. Unsec’d. Notes	4.800%		06/15/44	6,703	6,140,860
AT&T, Inc., Sr. Unsec’d. Notes(a)	5.350%		09/01/40	4,825	4,765,735
AT&T, Inc., Sr. Unsec’d. Notes	5.500%		02/01/18	15,687	16,769,215
AT&T, Inc., Sr. Unsec’d. Notes	5.550%		08/15/41	680	683,312
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	(c)	12/15/30	1,675	2,444,085
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750%		12/01/16	7,500	8,287,500
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	8.750%	(c)	06/15/30	1,000	1,386,440
Motorola Solutions, Inc., Sr. Unsec’d. Notes(a)	3.750%		05/15/22	7,000	6,413,204
Qwest Corp., Sr. Unsec’d. Notes	6.750%		12/01/21	5,000	5,237,500
Rogers Communications, Inc. (Canada), Gtd. Notes	5.450%		10/01/43	2,500	2,628,963
T-Mobile USA, Inc., Gtd. Notes	6.464%		04/28/19	950	978,329
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.500%		09/15/16	1,500	1,511,705
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	4.272%		01/15/36	4,275	3,859,461
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.400%		11/01/34	677	624,620
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	4.522%		09/15/48	30,689	27,445,081
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%		03/15/55	3,469	3,011,789
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%		11/01/41	2,750	2,536,193
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%		08/21/46	6,425	6,082,715
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%		08/21/54	76,559	70,096,731
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.050%		03/15/34	21,112	21,034,266
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.000%		04/01/41	5,711	6,168,908

					263,750,464

Textiles — 0.2%
INVISTA Finance LLC, Sr. Sec’d. Notes, 144A (original cost $9,400,000; purchased 10/09/14)(f)(g)	4.250%		10/15/19	9,400	9,118,000

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Transportation — 2.8%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.375%	09/01/42	6,490	$6,136,198
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450%	03/15/43	200	190,165
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.550%	09/01/44	2,455	2,369,951
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.700%	09/01/45	905	903,033
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	5.150%	09/01/43	13,388	14,120,029
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	11/07/43	2,000	2,128,288
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	6.250%	08/01/34	500	629,193
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.800%	09/15/35	3,970	3,920,419
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	5.750%	03/15/33	1,775	1,926,688
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	6.125%	09/15/2115	14,400	14,586,710
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	7.125%	10/15/31	2,532	3,135,383
CSX Corp., Sr. Unsec’d. Notes(a)	3.350%	11/01/25	16,500	16,025,147
CSX Corp., Sr. Unsec’d. Notes	3.400%	08/01/24	2,435	2,420,904
CSX Corp., Sr. Unsec’d. Notes	4.500%	08/01/54	1,600	1,451,587
CSX Corp., Sr. Unsec’d. Notes	4.750%	05/30/42	5,000	4,982,020
CSX Corp., Sr. Unsec’d. Notes	5.500%	04/15/41	2,682	2,954,325
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	1,000	1,163,875
CSX Corp., Sr. Unsec’d. Notes	6.220%	04/30/40	531	625,485
Federal Express Corp., Sr. Unsec’d. Notes	7.600%	07/01/97	1,000	1,306,736
FedEx Corp., Gtd. Notes	4.100%	04/15/43	825	728,453
FedEx Corp., Gtd. Notes	4.500%	02/01/65	2,115	1,817,453
FedEx Corp., Gtd. Notes	4.900%	01/15/34	1,950	2,003,264
FedEx Corp., Gtd. Notes(a)	5.100%	01/15/44	10,525	10,905,184
Kansas City Southern, Gtd. Notes, 144A	4.950%	08/15/45	10,000	9,792,410
Norfolk Southern Corp., Sr. Unsec’d. Notes	3.950%	10/01/42	1,140	981,250
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.800%	08/15/43	2,275	2,210,515
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.837%	10/01/41	1,080	1,049,102
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	3,000	3,430,167
Norfolk Southern Corp., Sr. Unsec’d. Notes	6.000%	03/15/2105	2,045	2,192,387
Norfolk Southern Corp., Sr. Unsec’d. Notes	6.000%	05/23/2111	800	837,118
Union Pacific Corp., Sr. Unsec’d. Notes	3.250%	01/15/25	3,575	3,627,946
Union Pacific Corp., Sr. Unsec’d. Notes	3.875%	02/01/55	4,805	4,237,116
Union Pacific Corp., Sr. Unsec’d. Notes	4.050%	11/15/45	1,705	1,649,651
Union Pacific Corp., Sr. Unsec’d. Notes	4.150%	01/15/45	1,075	1,066,631
Union Pacific Corp., Sr. Unsec’d. Notes	4.250%	04/15/43	275	275,609
Union Pacific Corp., Sr. Unsec’d. Notes	4.750%	12/15/43	1,000	1,074,655
Union Pacific Corp., Sr. Unsec’d. Notes	4.850%	06/15/44	1,225	1,329,419

				130,184,466

Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $2,294,350; purchased 08/04/15)(f)(g)	2.500%	06/15/19	2,315	2,277,191

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Trucking & Leasing (continued)
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original costs $13,545,037; purchased 02/20/15 - 02/23/15)(a)(f)(g)	3.750%	05/11/17	12,970	$13,231,799

				15,508,990

Water — 0.1%
Aquarion Co., Sr. Unsec’d. Notes, 144A (original cost $4,978,900; purchased 08/19/14)(f)(g)	4.000%	08/15/24	5,000	4,847,885

TOTAL CORPORATE BONDS (cost $4,132,040,147)				3,977,986,281

FOREIGN AGENCY — 0.1%
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	4.875%	01/22/44	1,000	956,159
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	6.000%	01/22/2114	1,300	1,272,024
Statoil ASA (Norway), Gtd. Notes(a)	4.800%	11/08/43	2,525	2,560,906
Statoil ASA (Norway), Gtd. Notes	7.750%	06/15/23	1,200	1,501,573

TOTAL FOREIGN AGENCY (cost $6,355,304)				6,290,662

FOREIGN GOVERNMENT BONDS — 0.1%
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	500	455,500
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN(a)	5.550%	01/21/45	2,400	2,460,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $2,902,007)				2,915,500

MUNICIPAL BONDS — 1.7%
California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	3,200	4,304,736
Los Angeles Department of Water, Revenue Bonds, BABs	6.008%	07/01/39	1,050	1,282,827
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.574%	07/01/45	3,595	4,879,637
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.603%	07/01/50	8,000	10,911,600
State of California, General Obligation Unlimited	7.350%	11/01/39	2,560	3,593,779
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39	815	1,138,767
State of California, General Obligation Unlimited, BABs	7.500%	04/01/34	1,200	1,680,180
State of California, General Obligation Unlimited, BABs	7.550%	04/01/39	2,040	2,965,487
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40	1,480	2,152,320

				32,909,333

District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, Revenue Bonds	4.814%	10/01/2114	5,000	4,952,900

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
District of Columbia (continued)
District of Columbia Water & Sewer Authority, Revenue Bonds	5.522%	10/01/44	3,000	$3,529,140

				8,482,040

Illinois
Illinois State Toll Highway Authority, Revenue Bonds	5.851%	12/01/34	600	722,232

Missouri
Missouri Highway & Transportation Commission, Revenue Bonds, BABs	5.445%	05/01/33	325	380,127

New Jersey — 0.5%
New Jersey State Turnpike Authority, Revenue Bonds, BABs	7.102%	01/01/41	10,685	14,716,771
New Jersey State Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	5,940	8,442,878

				23,159,649

New York
Port Authority of New York & New Jersey, Revenue Bonds	5.647%	11/01/40	500	591,645

Ohio — 0.1%
Ohio State University (The), Revenue Bonds	4.800%	06/01/2111	1,300	1,253,395

Pennsylvania — 0.2%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%	12/01/39	7,575	9,378,911

South Carolina
South Carolina State Public Service Authority, Revenue Bonds	5.784%	12/01/41	1,000	1,150,340

TOTAL MUNICIPAL BONDS (cost $77,897,555)				78,027,672

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bonds	2.875%	08/15/45	45,690	44,374,631
U.S. Treasury Notes	2.000%	11/30/22	3,330	3,311,788

TOTAL U.S. TREASURY OBLIGATIONS (cost $47,978,453)				47,686,419

TOTAL LONG-TERM INVESTMENTS (cost $4,698,565,444)				4,542,187,271

SHORT-TERM INVESTMENT — 8.0%			Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $372,246,619;includes $311,637,279 of cash collateral for securities on loan)(b)(w)(Note 4)			372,246,619	372,246,619

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENT (continued)	Value (Note 2)
TOTAL INVESTMENTS — 105.4% (cost $5,070,812,063)	$4,914,433,890
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (5.4)%	(252,104,471)

NET ASSETS — 100.0%	$4,662,329,419

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $304,798,696; cash collateral of $311,637,279 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $70,818,337. The aggregate value of $68,342,570 is approximately 1.5% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
845	2 Year U.S. Treasury Notes	Mar. 2016	$183,826,285	$183,563,049	$(263,236)
2,806	5 Year U.S. Treasury Notes	Mar. 2016	332,835,409	332,006,798	(828,611)
3,139	20 Year U.S. Treasury Bonds	Mar. 2016	482,366,590	482,621,250	254,660

					(837,187)

Short Positions:
2,833	10 Year U.S. Treasury Notes	Mar. 2016	357,387,745	356,692,406	695,339
3,427	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	542,195,303	543,822,063	(1,626,760)

					(931,421)

					$(1,768,608)

(1)	Cash of $10,135,000 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$429,280,737	$—
Corporate Bonds	—	3,977,986,281	—
Foreign Agency	—	6,290,662	—
Foreign Government Bonds	—	2,915,500	—
Municipal Bonds	—	78,027,672	—
U.S. Treasury Obligations	—	47,686,419	—
Affiliated Money Market Mutual Fund	372,246,619	—	—
Other Financial Instruments*
Futures Contracts	(1,768,608)	—	—

Total	$370,478,011	$4,542,187,271	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds
Balance as of 12/31/14	$29,456,945
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Paydowns
Accrued discount/premium	—
Transfers in and/or out of Level 3	(29,456,945)

Balance as of 12/31/15	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$29,456,945	L3 to L2	Single broker indicative quote to Evaluated bid

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Electric	9.7%
Commercial Mortgage-Backed Securities	9.2
Affiliated Money Market Mutual Fund (6.7% represents investments purchased with collateral from securities on loan)	8.0
Banks	7.2
Telecommunications	5.7
Chemicals	5.3
Media	5.0
Oil & Gas	4.3
Retail	3.5
Pharmaceuticals	3.3
Insurance	2.8
Transportation	2.8
Pipelines	2.5
Healthcare-Services	2.4
Auto Manufacturers	2.2
Mining	2.2
Biotechnology	2.1
Real Estate Investment Trusts (REITs)	2.1
Software	2.1
Municipal Bonds	1.7
Diversified Financial Services	1.7
Miscellaneous Manufacturing	1.5
Beverages	1.5
Foods	1.4
Healthcare-Products	1.4
Forest Products & Paper	1.3
Commercial Services	1.2
Airlines	1.1

Agriculture	1.1%
U.S. Treasury Obligations	1.0
Oil & Gas Services	1.0
Building Materials	0.8
Aerospace & Defense	0.8
Computers	0.7
Household Products/Wares	0.6
Semiconductors	0.6
Auto Parts & Equipment	0.5
Trucking & Leasing	0.3
Lodging	0.3
Electronics	0.3
Housewares	0.3
Packaging & Containers	0.2
Gas	0.2
Textiles	0.2
Entertainment	0.2
Machinery-Diversified	0.1
Environmental Control	0.1
Home Builders	0.1
Water	0.1
Machinery-Construction & Mining	0.1
Distribution/Wholesale	0.1
Office Furnishings	0.1
Office/Business Equipment	0.1
Foreign Government Bonds	0.1
Holding Companies-Diversified	0.1
Real Estate	0.1

105.4
Liabilities in excess of other assets	(5.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$949,999	*	Due from/to broker-variation margin futures	$2,718,607	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(9,181,621)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$5,406,120

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long positions was $643,600,640 and for short positions was $562,785,978.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $304,798,696:
Unaffiliated investments (cost $4,698,565,444)	$4,542,187,271
Affiliated investments (cost $372,246,619)	372,246,619
Deposit with Broker for futures	10,135,000
Dividends and interest receivable	52,631,909
Receivable for fund share sold	10,222,846
Prepaid expenses	27,686

Total Assets	4,987,451,331

LIABILITIES:
Payable to broker for collateral for securities on loan	311,637,279
Payable for investments purchased	10,116,405
Due to broker-variation margin futures	2,264,343
Advisory fees payable	646,403
Payable to custodian	199,993
Accrued expenses and other liabilities	129,948
Distribution fee payable	127,201
Affiliated transfer agent fee payable	340

Total Liabilities	325,121,912

NET ASSETS	$4,662,329,419

Net assets were comprised of:
Paid-in capital	$4,631,200,171
Retained earnings	31,129,248

Net assets, December 31, 2015	$4,662,329,419

Net asset value and redemption price per share, $4,662,329,419 / 447,532,543 outstanding shares of beneficial interest	$10.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$155,199,041
Affiliated income from securities lending, net	404,105
Affiliated dividend income	113,179

155,716,325

EXPENSES
Advisory fees	21,172,399
Distribution fee	6,823,456
Custodian and accounting fees	306,000
Trustees’ fees	40,000
Audit fee	38,000
Insurance expenses	30,000
Shareholders’ reports	17,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Interest expense	4,946
Loan interest expense	333
Miscellaneous	14,818

Total expenses	28,469,952

NET INVESTMENT INCOME	127,246,373

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,432,056
Futures transactions	(9,181,621)
Short sales transactions	83,269

(5,666,296)

Net change in unrealized appreciation (depreciation) on:
Investments	(262,526,227)
Futures	5,406,120

(257,120,107)

NET LOSS ON INVESTMENTS	(262,786,403)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(135,540,030)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$127,246,373	$61,674,064
Net realized loss on investment transactions	(5,666,296)	(535,276)
Net change in unrealized appreciation (depreciation) on investments	(257,120,107)	100,851,291

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(135,540,030)	161,990,079

FUND SHARE TRANSACTIONS:
Fund share sold [189,418,133 and 176,215,975 shares, respectively]	2,022,318,719	1,821,312,521
Fund share repurchased [56,686 and 45,812 shares, respectively]	(599,857)	(461,236)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,021,718,862	1,820,851,285

TOTAL INCREASE IN NET ASSETS	1,886,178,832	1,982,841,364
NET ASSETS:
Beginning of year	2,776,150,587	793,309,223

End of year	$4,662,329,419	$2,776,150,587

SEE NOTES TO FINANCIAL STATEMENTS.

A30

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2015

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
L1	Level 1
L2	Level 2
L3	Level 3
MTN	Medium Term Note
OTC	Over-the-counter

SEE NOTES TO FINANCIAL STATEMENTS.

A31

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2015 consisted of 94 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains to the AST Multi-Sector Fixed Income Portfolio (the “Portfolio” or “Multi-Sector Fixed Income”). The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

B1

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities - at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

B2

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Participatory Notes/Warrants:    The Trust may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Trust may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g. dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios between two parties entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures transactions.

The Portfolio invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. The Portfolio may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures, and guarantees the futures contracts against default.

Short Sales:    A Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security

B3

and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Forward currency contracts, short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The borrower receives all interest and dividends and such payments are passed back to lender in amounts equivalent thereto. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of

B4

premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2015, the Investment Manager has engaged Prudential Investment Management, Inc. (“PIM”) as Subadviser for Multi-Sector Fixed Income Portfolio. On January 4, 2016, PIM will be renamed PGIM, Inc. (“PGIM”).

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets, at the annual rate specified below. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
Multi-Sector Fixed Income	0.69% first $300 million; 0.68% on next $200 million; 0.67% on next $250 million; 0.66% on next $2.5 billion; 0.65% on next $2.75 billion; 0.62% on next $4 billion; 0.60% in excess of $10 billion	0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% in excess of $10 billion	0.57%

	Expense Limitations effective April 28, 2014 through June 30, 2015	Expense Limitations effective July 1, 2015
Multi-Sector Fixed Income	Contractually limit expenses to 0.83% effective April 28, 2014 through June 30, 2015	Contractually limit expenses to 0.83% through June 30, 2016

AST Investment Services, Inc., PI, and PGIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered

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Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. The Fund may also invest in other affiliated mutual funds. Earnings from the Core Fund and other affiliated mutual funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

PGIM, an indirect, wholly-owned subsidiary of Prudential, is the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM was compensated $120,850 for these services.

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2015, were as follows:

	Cost of Purchases	Proceeds from Sales
Multi-Sector Fixed Income	$2,863,229,948	$725,388,582

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment

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of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio utilized the SCA during the year ended December 31, 2015. The average daily balance for the 3 days that the Portfolio had loans outstanding during the period was approximately $2,809,000, borrowed at a weighted average interest rate of 1.42%. The maximum loan outstanding amount during the period was $6,213,000. At December 31, 2015, the Portfolio did not have an outstanding loan amount.

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2015, substantially all shares of the Portfolio were owned of record by the following affiliates of the Trust: Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities.

10.	New Accounting Pronouncements

In May 2015 the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Trust for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

11.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Co-Managers (PI and AST Investment Services), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

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Financial Highlights

	AST Multi-Sector Fixed Income Portfolio
	Year Ended December 31,		February 25, 2013(c) through December 31, 2013(d)
	2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.75	$9.67	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.37	0.36	0.28
Net realized and unrealized gain (loss) on investments	(0.70)	0.72	(0.61)

Total from investment operations	(0.33)	1.08	(0.33)

Net Asset Value, end of period	$10.42	$10.75	$9.67

Total Return(a)	(3.07)%	11.17%	(3.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,662.3	$2,776.2	$793.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.79%	0.87	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.77%	0.79%	0.87	%(e)
Net investment income	3.45%	3.45%	3.47	%(e)
Portfolio turnover rate	72%	124%	314	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of AST Multi-Sector Fixed Income Portfolio (hereafter referred to as the “Portfolio”), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from February 25, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations, and the changes in its net assets and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under”Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0257192-00004-00    AST-AR-E

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Money Market Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

AST Money Market Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.00%	0.01%	1.21%
Lipper (VIP) Money Market Funds Average	N/A	-0.03	-0.02	1.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2015, the AST Money Market Portfolio returned 0.00%.

The net assets of the Portfolio at December 31, 2015 were $1,075.2 million.

The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity. The Portfolio’s subadviser is PGIM, Inc.

What were market conditions during the reporting period?

During the reporting period, the US economic expansion remained on track as business fixed investment and the housing sector continued to improve. In particular, US labor market developments were encouraging, with improving wages and lower unemployment, that along with falling fuel prices helped consumer-oriented sectors.

As the economy continued to improve, the Federal Reserve (the Fed) began hinting of a “lift off” for the federal funds rate. While preparing the market for a potential increase, the Fed maintained its stance that the hiking cycle would remain data-dependent and be gradual over the next couple of years. Although the market had expected a “lift off” in September, the Fed held off on concern that weaker growth outside the US, coupled with global financial market volatility, might slow US growth. In December, the Fed raised the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%, expressing its confidence in the US economic outlook and the continued labor market improvement.

The three-month London interbank offered rate (LIBOR), the rate that banks pay one another to borrow in US dollars, rose from nearly 0.25% to 0.61% over the course of the reporting period.

What strategies or holdings affected the Portfolio’s performance?

Throughout the period, the Portfolio remained cautious on credit risk in anticipation of wider spreads as the 2a-7 regulatory changes loomed. Specifically, the Portfolio was underweight in the financial sector, with the majority of its purchases limited to three months or less. The Portfolio’s weighted average maturity (WAM) fluctuated between neutral and shorter than its peers.

The subadvisor maintained the Portfolio’s holdings of LIBOR-based securities by favoring government agency securities. The Portfolio’s weighted average life was higher than the universe average.

During the period, the subadvisor tactically adjusted the Portfolio’s sector positioning in seeking to position it optimally for seasonal factors. As year-end approached, the Portfolio increased its holdings of Treasury and agency securities in expectation of reduced liquidity and a lower supply of non-government assets.

*	Source: iMoneyNet, Inc. based on 218 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of December 29, 2015.

Lipper Variable Insurance Products (VIP) Money Market Funds Average The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Returns for the Lipper Average reflect the deduction of operating expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

An investment in a Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PGIM, Inc. is a registered investment adviser and Prudential Financial company.

1

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Money Market Portfolio	Actual	$1,000.00	$1,000.00	0.21%	$1.06
	Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio's fiscal year ending December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

CERTIFICATES OF DEPOSIT — 15.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bank of America NA	0.380%		01/15/16	11,000	$11,000,000
Bank of America NA	0.419%	(c)	01/07/16	7,000	7,000,000
Bank of Montreal	0.437%	(c)	05/09/16	2,000	2,000,000
Bank of Montreal	0.520%		02/01/16	5,000	5,000,000
Bank of Montreal	0.623%	(c)	02/22/16	5,000	5,000,512
Bank of Montreal	0.630%		03/22/16	10,000	10,000,000
Bank of Montreal	0.640%		03/24/16	6,000	6,000,000
Bank of Nova Scotia	0.441%	(c)	01/11/16	10,000	10,000,198
Bank of Nova Scotia	0.542%	(c)	03/10/16	8,000	8,000,000
Bank of Nova Scotia	0.573%	(c)	02/22/16	7,000	7,000,225
BMO Harris Bank NA	0.534%	(c)	01/19/16	3,000	3,000,000
Canadian Imperial Bank of Commerce	0.426%	(c)	01/08/16	3,000	3,000,000
Canadian Imperial Bank of Commerce	0.578%	(c)	02/05/16	3,000	3,000,162
Canadian Imperial Bank of Commerce	0.600%		03/11/16	11,000	11,000,000
Canadian Imperial Bank of Commerce	0.600%		03/17/16	6,000	6,000,000
Citibank NA	0.250%		01/20/16	2,000	2,000,000
Citibank NA	0.450%		01/19/16	20,000	20,000,000
DNB Bank ASA	0.582%	(c)	02/25/16	3,000	3,000,000
HSBC Bank USA NA	0.682%	(c)	03/18/16	2,013	2,013,189
Royal Bank of Canada	0.379%	(c)	01/06/16	2,000	1,999,994
Skandinaviska Enskilda Banken AB	0.644%	(c)	01/04/16	7,000	7,000,154
State Street Bank & Trust Co.	0.453%	(c)	02/10/16	9,000	9,000,000
State Street Bank & Trust Co.	0.547%	(c)	03/21/16	6,000	6,000,000
Sumitomo Mitsui Banking Corp.	0.466%	(c)	01/04/16	11,000	11,000,005
Sumitomo Mitsui Banking Corp.	0.517%	(c)	01/14/16	3,000	3,000,000
Wells Fargo Bank NA	0.431%	(c)	04/04/16	3,000	3,000,000
Wells Fargo Bank NA	0.491%	(c)	05/03/16	3,000	3,000,000
Westpac Banking Corp.	0.501%	(c)	04/15/16	2,400	2,400,932

					170,415,371

COMMERCIAL PAPER — 18.2%
BMW US Capital LLC, 144A(n)	0.420%		01/12/16	5,000	4,999,358
Caterpillar Financial Services Corp.(n)	0.470%		02/09/16	4,000	3,997,963
CDP Financial, Inc., 144A(n)	0.260%		01/13/16	10,000	9,999,133
CDP Financial, Inc., 144A(n)	0.300%		02/12/16	10,000	9,996,500
CDP Financial, Inc., 144A(n)	0.500%		02/10/16	7,000	6,996,111
Chevron Corp., 144A(n)	0.400%		01/26/16	7,000	6,998,056
Commonwealth Bank of Australia, 144A	0.371%	(c)	05/04/16	2,000	1,999,937
Commonwealth Bank of Australia, 144A	0.522%	(c)	04/13/16	7,000	7,000,000
DNB Bank ASA, 144A(n)	0.260%		01/22/16	11,000	10,998,332
DNB Bank ASA, 144A(n)	0.270%		02/08/16	7,000	6,998,005
DNB Bank ASA, 144A	0.552%	(c)	04/21/16	5,700	5,700,000
European Investment Bank(n)	0.200%		01/25/16	7,000	6,999,067
Honeywell International, Inc., 144A(n)	0.480%		02/05/16	5,000	4,997,667
HSBC Bank PLC, 144A	0.572%	(c)	04/29/16	6,000	6,000,000
International Bank for Reconstruction & Development(n)	0.250%		01/26/16	5,000	4,999,132
International Bank for Reconstruction & Development(n)	0.350%		02/02/16	5,500	5,498,289
International Bank for Reconstruction & Development(n)	0.470%		02/16/16	3,000	2,998,198
International Bank for Reconstruction & Development(n)	0.500%		02/10/16	8,000	7,995,556
International Finance Corp.(n)	0.280%		01/15/16	4,000	3,999,564
JPMorgan Securities LLC, 144A	0.507%	(c)	05/09/16	4,000	4,000,000
KFW, 144A(n)	0.501%		03/14/16	1,440	1,438,540
National Australia Bank Ltd., 144A(n)	0.581%		03/16/16	6,000	5,992,750
Ontario Teacher Financial Trust, 144A(n)	0.480%		02/18/16	4,000	3,997,440
Ontario Teacher Financial Trust, 144A(n)	0.651%		03/21/16	7,000	6,989,889

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMERCIAL PAPER (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
PSP Capital, Inc., 144A(n)	0.240%		01/19/16	9,000	$8,998,920
PSP Capital, Inc., 144A(n)	0.480%		02/01/16	5,000	4,997,933
PSP Capital, Inc., 144A(n)	0.500%		02/09/16	13,000	12,992,958
Schlumberger Investment SA, 144A(n)	0.400%		01/11/16	5,000	4,999,444
Total Capital Canada Ltd., 144A(n)	0.230%		01/15/16	7,500	7,499,329
Toyota Motor Credit Corp.(n)	0.240%		01/27/16	15,000	14,997,400

					196,075,471

OTHER CORPORATE OBLIGATIONS — 3.9%
Bank of Nova Scotia, Sr. Unsec’d. Notes	0.551%	(c)	01/12/16	2,400	2,400,074
Commonwealth Bank of Australia, Sr. Unsec’d. Notes, 144A	0.622%	(c)	06/03/16	8,000	8,004,174
General Electric Capital Corp., Gtd. Notes, MTN	0.518%	(c)	01/08/16	2,000	2,000,063
International American Development Bank, Sr. Unsec’d. Notes	0.340%	(c)	02/11/16	4,000	4,000,184
International Business Machines Corp., Sr. Unsec’d. Notes	2.000%		01/05/16	7,000	7,001,327
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes	0.465%	(c)	04/18/16	4,000	3,999,302
Province of Ontario, Sr. Unsec’d. Notes	5.450%		04/27/16	5,000	5,075,410
Total Capital Canada Ltd., Gtd. Notes	0.700%	(c)	01/15/16	4,000	4,000,598
Wells Fargo Bank NA, Sr. Unsec’d. Notes	0.566%	(c)	06/02/16	5,000	5,001,716

					41,482,848

TIME DEPOSITS — 8.6%
Australia & New Zealand Banking Group Ltd.	0.300%		01/04/16	15,000	15,000,000
Australia & New Zealand Banking Group Ltd.(g)	0.310%		01/11/16	15,000	15,000,000
Credit Agricole Corporate & Investment Bank	0.250%		01/04/16	32,714	32,714,000
U.S. Bank National Assoc	0.300%		01/04/16	30,000	30,000,000

					92,714,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 48.5%
Federal Farm Credit Bank	0.219%	(c)	10/03/16	8,000	7,998,541
Federal Farm Credit Bank	0.224%	(c)	02/03/16	4,000	4,000,019
Federal Farm Credit Bank	0.271%	(c)	05/04/16	7,000	7,001,111
Federal Farm Credit Bank	0.312%	(c)	10/13/16	12,000	12,000,000
Federal Farm Credit Bank	0.337%	(c)	09/14/16	7,000	7,001,077
Federal Farm Credit Bank	0.362%	(c)	07/25/16	4,000	3,999,217
Federal Farm Credit Bank	0.422%	(c)	12/28/16	3,000	2,999,700
Federal Farm Credit Bank	0.442%	(c)	08/26/16	2,385	2,385,323
Federal Farm Credit Bank	0.483%	(c)	06/30/16	10,000	9,999,274
Federal Farm Credit Bank	0.492%	(c)	03/31/16	2,000	1,999,996
Federal Home Loan Bank(n)	0.111%		01/06/16	5,000	4,999,923
Federal Home Loan Bank(n)	0.123%		01/27/16	6,000	5,999,467
Federal Home Loan Bank(n)	0.125%		01/22/16	3,000	2,999,781
Federal Home Loan Bank(n)	0.140%		01/29/16	22,000	21,997,604
Federal Home Loan Bank(n)	0.145%		01/28/16	20,000	19,997,825
Federal Home Loan Bank(n)	0.150%		01/25/16	11,000	10,998,900
Federal Home Loan Bank	0.209%	(c)	03/03/16	6,000	5,999,974
Federal Home Loan Bank	0.218%	(c)	09/02/16	6,000	6,000,000
Federal Home Loan Bank	0.219%	(c)	09/01/16	14,000	13,999,260
Federal Home Loan Bank	0.223%	(c)	04/28/16	6,000	6,000,000
Federal Home Loan Bank	0.224%	(c)	08/17/16	8,500	8,497,985
Federal Home Loan Bank(n)	0.230%		01/20/16	2,000	1,999,757
Federal Home Loan Bank(n)	0.250%		01/22/16	2,000	1,999,708
Federal Home Loan Bank(n)	0.250%		04/13/16	10,000	9,992,847

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Bank(n)	0.251%		01/27/16	2,000	$1,999,639
Federal Home Loan Bank	0.251%	(c)	09/08/16	5,000	5,000,000
Federal Home Loan Bank	0.261%	(c)	07/06/16	6,000	6,000,000
Federal Home Loan Bank	0.290%	(c)	02/18/16	7,000	7,000,000
Federal Home Loan Bank(n)	0.298%		01/29/16	2,000	1,999,536
Federal Home Loan Bank(n)	0.300%		02/17/16	11,000	10,995,692
Federal Home Loan Bank	0.305%	(c)	08/18/16	2,000	1,999,934
Federal Home Loan Bank(n)	0.350%		02/08/16	14,000	13,994,828
Federal Home Loan Bank(n)	0.350%		02/03/16	5,000	4,998,396
Federal Home Loan Bank	0.357%	(c)	08/19/16	4,000	3,999,872
Federal Home Loan Bank(n)	0.360%		03/04/16	11,000	10,993,070
Federal Home Loan Bank	0.377%	(c)	01/21/16	7,000	6,999,981
Federal Home Loan Bank	0.378%	(c)	08/24/16	12,500	12,499,381
Federal Home Loan Bank(n)	0.380%		02/02/16	6,000	5,997,973
Federal Home Loan Bank(n)	0.380%		02/09/16	18,500	18,492,384
Federal Home Loan Bank	0.385%	(c)	03/11/16	3,000	3,000,110
Federal Home Loan Bank(n)	0.390%		02/05/16	12,000	11,995,450
Federal Home Loan Bank	0.402%	(c)	01/25/16	8,000	8,000,000
Federal Home Loan Bank	0.402%	(c)	03/14/16	20,000	20,000,000
Federal Home Loan Bank	0.407%	(c)	03/28/16	6,000	6,000,000
Federal Home Loan Bank(n)	0.450%		02/19/16	12,300	12,292,466
Federal Home Loan Bank(n)	0.455%		02/26/16	10,000	9,992,922
Federal Home Loan Bank(n)	0.460%		02/29/16	9,000	8,993,215
Federal Home Loan Bank	0.470%	(c)	06/21/16	7,000	7,000,000
Federal Home Loan Bank(n)	0.480%		02/22/16	10,000	9,993,067
Federal Home Loan Bank(n)	0.500%		02/16/16	1,000	999,361
Federal Home Loan Bank(n)	0.501%		03/17/16	24,310	24,284,339
Federal Home Loan Bank(n)	0.501%		03/23/16	2,000	1,997,722
Federal Home Loan Bank(n)	0.501%		03/28/16	2,000	1,997,583
Federal Home Loan Bank(n)	0.501%		04/25/16	30,000	29,952,083
Federal Home Loan Bank(n)	0.501%		03/04/16	2,200	2,198,075
Federal Home Loan Mortgage Corp.	0.208%	(c)	09/02/16	7,000	7,000,000
Federal Home Loan Mortgage Corp.	0.320%	(c)	02/18/16	13,000	12,999,740
Federal Home Loan Mortgage Corp.	0.397%	(c)	07/21/16	3,000	2,999,923
Federal Home Loan Mortgage Corp.	0.407%	(c)	04/20/17	12,000	11,997,612
Federal Home Loan Mortgage Corp.	0.462%	(c)	04/27/17	5,000	4,998,656
Federal National Mortgage Assoc.(n)	0.130%		02/03/16	10,000	9,998,808
Federal National Mortgage Assoc.	0.207%	(c)	10/21/16	14,100	14,097,003
Federal National Mortgage Assoc.	0.432%	(c)	07/25/16	4,000	4,000,936
Federal National Mortgage Assoc.	0.437%	(c)	01/26/17	1,000	999,731

					521,626,777

U.S. TREASURY OBLIGATIONS — 5.3%
U.S. Treasury Bills(n)	0.205%		01/14/16	5,000	4,999,630
U.S. Treasury Bills(n)	0.220%		01/14/16	7,000	6,999,444
U.S. Treasury Notes	0.250%		04/15/16-05/16/16	19,000	18,999,481
U.S. Treasury Notes	0.375%		03/31/16-05/31/16	9,000	9,003,900
U.S. Treasury Notes	1.750%		05/31/16	8,000	8,049,872
U.S. Treasury Notes	2.000%		02/01/16	9,000	9,012,898

					57,065,225

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Value (Note 2)
TOTAL INVESTMENTS — 100.4% (amortized cost $1,079,379,692)	$1,079,379,692
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%	(4,138,404)

NET ASSETS — 100.0%	$1,075,241,288

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(n)	Rate quoted represents yield-to-maturity as of purchase date.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$170,415,371	$—
Commercial Paper	—	196,075,471	—
Other Corporate Obligations	—	41,482,848	—
Time Deposits	—	92,714,000	—
U.S. Government Agency Obligations	—	521,626,777	—
U.S. Treasury Obligations	—	57,065,225	—

Total	$—	$1,079,379,692	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Government Agency Obligations	48.5%
Commercial Paper	18.2
Certificates of Deposit	15.9
Time Deposits	8.6
U.S. Treasury Obligations	5.3
Other Corporate Obligations	3.9

100.4
Liabilities in excess of other assets	(0.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

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AST MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at amortized cost which approximates fair value:
Unaffiliated investments	$1,079,379,692
Cash	2,686
Interest receivable	358,417
Receivable for fund share sold	940
Prepaid expenses	23,514

Total Assets	1,079,765,249

LIABILITIES:
Payable for fund share repurchased	4,354,583
Accrued expenses and other liabilities	82,881
Advisory fees payable	56,521
Distribution fee payable	29,636
Affiliated transfer agent fee payable	340

Total Liabilities	4,523,961

NET ASSETS	$1,075,241,288

Net assets were comprised of:
Paid-in capital	$1,074,602,746
Retained earnings	638,542

Net assets, December 31, 2015	$1,075,241,288

Net asset value and redemption price per share, $1,075,241,288 / 1,074,625,198 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$2,084,396

EXPENSES
Advisory fees	4,230,496
Distribution fee	1,920,394
Custodian and accounting fees	154,000
Audit fee	25,000
Trustees’ fees	20,000
Shareholders’ reports	17,000
Insurance expenses	14,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Miscellaneous	10,625

Total expenses	6,412,515
Less: advisory fee waivers and/or expense reimbursement	(4,328,119)

Net expenses	2,084,396

NET INVESTMENT INCOME	—

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	13,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,404

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$—	$—
Net realized gain on investment transactions	13,404	9,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,404	9,397

FUND SHARE TRANSACTIONS:
Fund share sold [693,471,577 and 782,731,653 shares, respectively]	693,471,577	782,731,653
Fund share repurchased [724,628,264 and 904,667,969 shares, respectively]	(724,628,264)	(904,667,969)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(31,156,687)	(121,936,316)

TOTAL DECREASE IN NET ASSETS	(31,143,283)	(121,926,919)
NET ASSETS:
Beginning of year	1,106,384,571	1,228,311,490

End of year	$1,075,241,288	$1,106,384,571

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY:

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
OTC	Over-the-counter
MTN	Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

A6

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2015 consisted of 94 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains to the AST Money Market Portfolio (the “Portfolio” or “Money Market”). The investment objective of the Portfolio is high current income and to maintain high levels of liquidity.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

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Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

The Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 5% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or,

B2

if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from the Portfolio are made in cash and are automatically reinvested in additional shares. The Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2015, the Investment Manager has engaged Prudential Investment

B3

Management, Inc. (“PIM”) as Subadviser for Money Market Portfolio. On January 4, 2016, PIM will be renamed PGIM, Inc. (“PGIM”).

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

	Advisory Fee through June 30, 2015	Advisory Fee effective July 1, 2015	Effective Advisory Fee
Money Market	0.49% first $300 million;	0.3325% first $300 million;	0.00	%*
	0.48% on next $200 million;	0.3225% on next $200 million;
	0.47% on next $250 million;	0.3125% on next $250 million;
	0.46% on next $2.5 billion;	0.3025% on next $2.5 billion;
	0.45% on next $2.75 billion;	0.2925% on next $2.75 billion;
	0.42% on next $4 billion;	0.2625% on next $4 billion;
	0.40% in excess of $10 billion	0.2425% in excess of $10 billion

*	The Investment Manager has voluntarily agreed to limit the advisory fees of the Money Market Portfolio such that the 1-day yield of the Portfolio (without gain or loss) does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Investment Manager at any time without notice. During the year ended December 31, 2015, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $4,328,119, 0.40% of the Money Market Portfolio’s average daily net assets.

AST Investment Services, Inc., PI and PGIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

5.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax

B4

years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

7.	Ownership

As of December 31, 2015, substantially all shares of the Portfolio were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

8.	New Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Trust for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

9.	Subsequent Event

Pursuant to the investment policy changes approved by the Board on November 17, 2015 to become effective in or around October 2016, the Portfolio will change its name to AST Government Money Market Portfolio and will be managed as a government money market fund, which means that it will invest at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities. As a government money market fund, the Portfolio will continue to seek to maintain a stable $1.00 NAV and will not implement redemption gates and liquidity fees.

B5

Financial Highlights

	AST Money Market Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net investment income and realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Less Distributions:	—	—	—	— (b)	— (b)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	0.00%	0.00%	0.00%	0.01%	0.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,075.2	$1,106.4	$1,228.3	$2,268.7	$2,717.2
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.19%	0.16%	0.17%	0.21%	0.18%
Expenses Before Waivers and/or Expense Reimbursement	0.59%	0.60%	0.60%	0.61%	0.62%
Net investment income	0.00%	0.00%	0.00%	0.01%	0.02%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of the AST Money Market Portfolio (hereafter referred to as the “Portfolio”), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations, and the changes in its net assets and the financial highlights for the years described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under”Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0257447-00005-00    AST-AR-F

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST AB Global Bond Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Columbia Adaptive Risk Allocation Portfolio
AST Emerging Managers Diversified Portfolio
AST FQ Absolute Return Currency Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST Goldman Sachs Global Income Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST IVY Asset Strategy Portfolio
AST Jennison Global Infrastructure Portfolio
AST Managed Alternatives Portfolio
AST Managed Equity Portfolio
AST Managed Fixed Income Portfolio
AST Morgan Stanley Multi-Asset Portfolio
AST Neuberger Berman Long/Short Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST QMA International Core Equity Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Wellington Management Global Bond Portfolio
AST Wellington Management Real Total Return Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AB Global Bond Portfolio	A1
	AST BlackRock Multi-Asset Income Portfolio	A18
	AST Columbia Adaptive Risk Allocation Portfolio	A22
	AST Emerging Managers Diversified Portfolio	A28
	AST FQ Absolute Return Currency Portfolio	A34
	AST Franklin Templeton K2 Global Absolute Return Portfolio	A40
	AST Goldman Sachs Global Growth Allocation Portfolio	A47
	AST Goldman Sachs Global Income Portfolio	A54
	AST Goldman Sachs Strategic Income Portfolio	A75
	AST IVY Asset Strategy Portfolio	A102
	AST Jennison Global Infrastructure Portfolio	A107
	AST Managed Alternatives Portfolio	A110
	AST Managed Equity Portfolio	A112
	AST Managed Fixed Income Portfolio	A116
	AST Morgan Stanley Multi-Asset Portfolio	A118
	AST Neuberger Berman Long/Short Portfolio	A132
	AST Prudential Flexible Multi-Strategy Portfolio	A140
	AST QMA International Core Equity Portfolio	A144
	AST T. Rowe Price Diversified Real Growth Portfolio	A152
	AST Wellington Management Global Bond Portfolio	A174
	AST Wellington Management Real Total Return Portfolio	A188
	Glossary	A201

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

AST BlackRock Multi-Asset Income Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-4.10%	-2.41%
Blended Index	0.36	2.06
S&P 500 Index	1.39	7.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST BlackRock Multi-Asset Income Portfolio returned -4.10%.

The net assets of the Portfolio at December 31, 2015 were $27.2 million.

The Portfolio’s investment objective is to seek to maximize current income with consideration for capital appreciation. The Portfolio is subadvised by BlackRock Financial Management, Inc.

What were market conditions during the reporting period?

This was a volatile year for both stocks and bonds, with price pressure on all securities exposed to slower global growth. Although the US Federal Reserve began its anticipated monetary policy tightening at the end of the period, central banks of other large developed economies continued accommodative policies. Global markets were roiled by the Chinese stock market’s boom and bust and then by the devaluation of the yuan in August. During the second half of the year, corporate earnings in the United States contracted, primarily in the energy, materials, and industrials sectors. Exports were hurt by the sharp rise in the US dollar and by falling demand in emerging markets. Domestic consumer spending held up well, supported by a modest increase in real wages and falling gasoline prices.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s custom benchmark (the Index, defined below) returned 0.36%. The primary detractor from relative performance was an allocation to high yield bonds, as concern over the energy sector spread more widely. Exposure to the iShares International Select Dividend ETF also hurt performance because of its exposure to Australia, whose economic growth is largely tied to mining. Emerging market dividend stocks disappointed as slower economic growth, particularly in Taiwan, China, and Brazil, deterred investors. The Portfolio’s modest allocation to Master Limited Partnerships (MLPs) also weighed on its returns, while exposure to longer-dated investment grade bonds detracted because of a flood of new issuance and uncertainty over the Federal Reserve rate increase.

The largest positive contributor was the Portfolio’s allocation to preferred stock, which continued to be among the top-performing asset classes. Short-term and intermediate investment grade corporate bonds also benefited the Portfolio, as investors searching for quality and stability moved to those areas.

The Portfolio’s tactical asset allocation changes included reducing global stock exposure in favor of bonds to lower risk as volatility heightened. The Portfolio increased exposure to international dividend-paying and to euro zone stocks following a large stimulus package from the European Central Bank and a modestly improving European economic landscape. The Portfolio reduced exposure to US dividend-paying stocks, which faced potential headwinds from a strong dollar and impending Federal Reserve rate hikes. In addition, it reestablished modest exposure to MLPs after their prices dropped to more attractive levels and in anticipation of more stable oil prices. The Portfolio added to investment grade bonds, whose prices also dropped to more attractive levels, given that they may have less risk than stocks in the current environment. Although high yield bonds were added in the fourth quarter following widening spreads (spreads are the amount of extra yield that bonds provide over similar-duration Treasuries) caused by concerns about energy and liquidity, this exposure was reduced in December to bring down overall Portfolio risk. During the period, the Portfolio introduced and subsequently closed a position in the iShares MSCI Eurozone ETF.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used derivatives to manage exposure to interest rate changes, hedge euro currency exposure, and reduce stock volatility. Overall, derivatives contributed to performance and reduced risk as interest rates rose, the dollar continued to appreciate relative to the euro, and stock market volatility increased.

Blended Index consists of Barclays U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI World Index (GD) (50%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. MLPs and MLP-related investments are subject to complicated and in some cases unsettled accounting, tax, and valuation issues, as well as risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow, dilution, and limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLP risks relating to their complex tax structure include losing their tax status as a partnership, resulting in a reduction in the value of the MLP investment and lower income to the Portfolio. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST FQ Absolute Return Currency Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-5.74%	-4.91%
Citigroup 1-Month U.S. Treasury Bill Index	0.02	0.02
S&P 500 Index	1.39	7.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST FQ Absolute Return Currency Portfolio returned -5.74%.

The net assets of the Portfolio at December 31, 2015 were $5.6 million.

The Portfolio’s investment objective is to seek absolute returns not highly correlated with any traditional asset class. The Portfolio is subadvised by First Quadrant, L.P.

What were market conditions during the reporting period?

The Portfolio’s benchmark, the Citigroup 1-Month US Treasury Bill Index (the Index) returned 0.02%. The year began with the Swiss National Bank’s announcement on January 15, 2015 that it would abandon the minimum exchange rate between the franc and the euro, a pivotal moment in currency markets. The particularly high volatility in currency markets during the beginning of the year could partly be attributed to a series of both scheduled and unscheduled central bank announcements. While the change in Swiss policy stood out in terms of immediate impact, a further round of central bank surprises also dominated market action during the first part of the year. Moreover, the August drop in stock prices was particularly sharp, the largest S&P 500 Index decline since the summer of 2011, and commodities exhibited a number of weaknesses. In sum, a significant source of instability in 2015 came from the increasing realization that economic policymakers across the globe cannot engineer growth.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s underperformance of the Index was primarily due to losses linked to its short position in the Swiss franc. This position was partially driven by models that detected low inflation numbers in both Switzerland and the euro zone. While this lack of inflation did indeed lead to monetary policy loosening in the euro area, the surprising Swiss National Bank action resulted in an appreciation in the Swiss franc and a consequent tightening monetary situation. A Portfolio position in the Norwegian krone, driven primarily by inflation-dictated views on fair-value exchange rates, further detracted from its performance as oil prices continued to plummet.

Positive contributors to 2015 performance were more evenly distributed across currencies, with gains from the US dollar, New Zealand dollar, euro, Japanese yen and Swedish krone all buffering the more concentrated losses. The prospective equity flow model (designed to capture the risk aversion of stock investors through cross-border investments) and unhedged export flow model (which seeks to capture changes in currency prices due to inflation-induced fluctuations in hedging of international trade models) correctly positioned the Portfolio with respect to the US dollar. Positions in the New Zealand dollar benefited from measures of local inflation, positions in the yen from relative valuation measures, and positions in the euro from measures of unhedged export flows.

Did the Portfolio’s use of derivatives affect performance?

Yes. The only instruments traded in the Portfolio are currency forwards, which are considered derivative instruments. The entire performance of the Portfolio is based on the returns of these currency forward instruments.

Citigroup 1-Month U.S. Treasury Bill Index - is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Franklin Templeton K2 Global Absolute Return Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-3.40%	-3.81%
S&P 500 Index	1.39	7.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Franklin Templeton K2 Global Absolute Return Portfolio returned -3.40%.

The net assets of the Portfolio at December 31, 2015 were $16.9 million.

The Portfolio’s investment objective is to seek capital appreciation with reduced market correlation. The Portfolio is subadvised by K2/D&S Management Co., L.L.C., Templeton Global Advisers Limited, and Franklin Advisers, Inc.

What were market conditions during the reporting period?

Overall stocks in global developed and emerging markets declined. China’s slowing economy, declining gold and other commodity prices, oil price declines due to strong global supply, geopolitical tensions between Russia and Turkey, and uncertainty over timing by the US Federal Reserve (the Fed) for raising interest rates weighed on global stocks. Equity markets recovered somewhat as the Fed increased its federal funds target range in December. The US dollar appreciated against most currencies, which reduced returns of many foreign assets in US dollar terms.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s global equity segment underperformed the benchmark due to an overweighting in European companies and a sector overweighting in energy. Asian companies, particularly those in South Korea, including steel, engineering, and construction company POSCO, which was subsequently sold, and manufacturer Samsung Electronics, detracted from returns. Singapore holdings also hurt performance, particularly financial services provider DBS Group Holdings. Holdings in Europe, the U.K., Turkey, and Spain also detracted, namely retailer Tesco (U.K.), financial services firm Standard Chartered (U.K.), telecommunication services providers Turkcell Iletisim Hizmetleri (Turkey) and Telefonica (Spain).

Holdings in Israel-based Teva Pharmaceutical Industries and in Japan’s Nissan Motor benefited returns. Holdings in Ireland, Sweden, and Portugal helped performance, notably Irish construction materials company CRH, Swedish medical technology company Getinge, and Portuguese oil and gas company Galp Energia.

Overall US stock selection hindered Portfolio performance, particularly in energy and industrials. Key detractors included vehicle and engine manufacturer Navistar International and natural gas and oil company Chesapeake Energy. Conversely, positioning in health care and information technology supported performance, notably pharmaceutical company Allergan, medical technology firm Medtronic, Microsoft, and Alphabet (formerly Google).

In the fixed income segment, through exposure to an unaffiliated fund, the Portfolio’s lower US interest rate duration hindered performance as rates remained largely range-bound. US high yield corporate bonds, which were pressured by heavy bond issuance and concerns about commodity-related issuers, also detracted. Many sovereign emerging market bonds were hurt by a strong US dollar, particularly those issued by Brazil, Mexico, and Malaysia. Conversely, the Portfolio’s position in Ukrainian government bonds benefited returns.

Did the Portfolio’s use of derivatives affect performance?

Within the Portfolio’s alternatives segment, the hedge fund tracker strategy posted negative returns but outperformed its benchmark. Overall positioning in the US, euro zone, and emerging markets stock index futures detracted from performance. Short futures positions on two-year US Treasury notes hurt returns, although long futures positions on the US dollar aided performance. The Portfolio’s use of currency forward contracts to hold net short positions in the Japanese yen and the euro benefited returns, given these currencies’ weakness relative to the US dollar.

Within the risk premium strategy, certain hedging techniques, including credit momentum and smart beta, detracted from Portfolio performance, while the rates strategy was beneficial.

The Portfolio’s conditional risk overlay strategy benefited performance as the use of stock index futures produced gains when US stocks corrected in August and September.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Goldman Sachs Global Growth Allocation Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.97%	1.13%
Blended Index	0.35	3.41
S&P 500 Index	1.39	7.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Goldman Sachs Global Growth Allocation Portfolio returned -0.97%.

The net assets of the Portfolio at December 31, 2015 were $21.7 million.

The Portfolio’s investment objective is to seek total return made up of capital appreciation and income. The Portfolio is subadvised by Goldman Sachs Asset Management, LP.

What were market conditions during the reporting period?

The year saw financial markets dominated by central bank policy, China, and concerns over global growth, and was marked by periods of heightened volatility. Global equities struggled to gain traction as markets tried to digest the implications of quantitative easing in Europe, volatility in oil markets, geopolitical events in Russia and Greece, and an evolving currency story around the US dollar strength. Global equities especially suffered after entering correction territory in August, triggered by the devaluation of the Chinese yuan. The US dollar strengthened over the year versus most major currencies in anticipation of the first rate hike in nearly a decade, which was announced in December. Commodity prices, which first began to fall in mid-2014, continued to decline and affected energy-related sectors across equities and fixed income, most notably in the high yield bond market. Risk assets in emerging markets significantly underperformed developed markets due to the stronger US dollar and challenging commodities performance.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio was down, lagging its benchmark. Within fixed income, a strategic underweight in investment-grade fixed income with an overweight in spread assets (spreads are the amount of extra yield that bonds provide over similar-duration Treasuries), including high yield, local emerging market debt, and unconstrained fixed income, detracted from performance.

Off-benchmark allocations in real assets, such as commodities and infrastructure, detracted from Portfolio performance, although it was partially offset by positive returns from global public real estate.

Tactical adjustments in equities at a region and country level contributed to Portfolio returns. This included underweighting emerging markets, which came under pressure in the wake of the Greek debt bailout and Chinese growth concerns, in preference for overweights in European and Japanese large-cap equity, which benefited from easy monetary policy.

A long US dollar position, expressed by hedging non-US developed market currency exposure, was a top contributor to Portfolio returns, as the currency benefited from divergences within global monetary policy.

The Portfolio’s liquid alternative strategies posted mixed performance. They generally performed in line with their traditional equity and fixed income assets, with the exception of an allocation to a long/short equity strategy, which detracted from performance.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio makes use of derivatives when consistent with the stated investment objectives and policies to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives in the Portfolio is through equity futures to replicate US and developed international large-cap equities and US small-cap equities. These derivatives did not meaningfully contribute to, or detract from, performance beyond the returns expected of the asset classes each respective derivative sought to replicate. The Portfolio also makes use of derivatives to express active short-term views on the market. Over the reporting period, currency forwards were used to go long and short in select developed and emerging currencies versus the US dollar, and these contributed to performance.

Blended Index consists of Barclays U.S. Aggregate Bond Index (20%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) World Index (Unhedged) (60%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI Emerging Markets Index (GD) (10%), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. BofA Merrill Lynch 1 Month LIBOR (London Interbank Offered Rate) (10%), the average interest offered by a specific group of London banks for U.S. dollar deposits with a one-month maturity. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Strategic Income Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.25%	-2.71%
BofA ML US Dollar 3-Month LIBOR Constant Maturity Index	0.23	0.23
Barclays U.S. Aggregate Bond Index	0.55	2.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Goldman Sachs Strategic Income Portfolio returned -2.25%.

The net assets of the Portfolio at December 31, 2015 were $513.9 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Goldman Sachs Asset Management, LP.

What were market conditions during the reporting period?

Barclay’s US Aggregate Bond Index (the Index) returned 0.55% for the year. Many surprises in January 2015 triggered market volatility. The Swiss National Bank announced a rate cut and removed the peg of its currency to the euro. Four other central banks cut rates in January and over 20 in the first quarter. In response, global financial markets reduced risk exposures across the board.

United States weakness early in the year was more pronounced than expected, but the economy rebounded as the effects of a harsh winter and port closures rolled off. The euro zone’s economic improvement was overshadowed by Greece’s potential exit from the euro. Following Greece’s failure to make its June payment to the IMF and its subsequent rejection of creditors’ terms, and Puerto Rican Governor Alejandro Garcia Padilla’s call for debt restructuring, markets reacted adversely across asset classes and regions. Stock and bond volatility jumped and major country sovereign bond rates shot up.

Over the third quarter, spread sectors underperformed US Treasuries as the outlook for the global economy grew dimmer, focused on slowing economic growth in China and the devaluation of the yuan. Oil and commodity prices dropped to new lows. Uncertainty about the timing of a potential US Federal Reserve policy tightening was another worry. That move, the first hike since 2006, came in the fourth quarter. Outside of the United States, monetary policy remained highly accommodative, as economic growth in other developed countries had softened and emerging market economies weakened.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s duration (overall exposure to interest rate changes) and yield curve positioning (profile of bond maturities) both detracted from its performance, largely due to a short position on US interest rates. This underperformed in January. The Portfolio’s country strategy added to its returns, helped by greater exposure to Europe and less to the United States. However, currency exposures hurt its relative return. A short position in the Swiss franc detracted when the Swiss National Bank removed its long-held link to the euro. Exposure to the Mexican peso also hurt performance, partially offset by a short position in the euro and in a basket of emerging market Asian currencies.

Sector emphases detracted, primarily due to an overweight in corporate credit. Credit spreads widened as heavy merger and acquisition activity increased supply. A tactical allocation to tax-exempt Puerto Rican municipal debt also hurt. Security selection within the corporate sector further detracted. Emphases among industries was another negative factor, particularly energy sector high yield bonds. However, security selections within the securitized and government/swaps sectors offset the impact.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives both to hedge and to actively implement investment decisions generated from top-down macro and bottom-up market views. To augment the physical positions in the Portfolio as well as hedge exposures, the portfolio managers make use of derivatives when consistent with the investment objectives and policies of the Portfolio. More specifically, the portfolio managers have the ability to use derivatives, such as futures, options or swaps, to gain exposure to sectors/securities without investing in them directly (including when owning the derivative investment may be more efficient or less costly than owning the sector/security itself), to reduce macro risks, enhance income, or provide downside risk protection for one or more securities to which the Portfolio has exposure. The Portfolio’s duration, country, currency, and sector strategies utilize derivatives to achieve their views. Overall the duration strategy, sector strategy, and currency strategy detracted from performance, while the country strategy contributed positively to performance over the year.

The Bank of America Merrill Lynch U.S. Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is base on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Jennison Global Infrastructure Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-10.33%	-3.81%
S&P Global Infrastructure Index	-11.46	-5.00
S&P 500 Index	1.39	7.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Jennison Global Infrastructure Portfolio returned -10.33%.

The net assets of the Portfolio at December 31, 2015 were $7.2 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Jennison Associates LLC.

What were market conditions during the reporting period?

Infrastructure stocks underperformed during the reporting period, as oil prices fell to multi-year lows. Utilities stocks also underperformed as equity markets reacted negatively following the Federal Reserve’s (the Fed) decision in mid-September to hold off raising interest rates, which many had expected in light of prior Fed commentary about US economic conditions.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited most relative to the S&P Global Infrastructure Index from stock selection in the industrials sector, specifically within the transportation infrastructure industry. In addition, an allocation to and stock selection in the energy sector, especially within the oil and gas storage and transportation segment, contributed positively. Conversely, the Portfolio’s allocation to the transportation infrastructure industry, along with stock selection and an allocation to the utilities sector, detracted from relative returns.

Among top contributors were Mexico-based airport operator Grupo Aeroportuario del Pacifico SAB, China-based nuclear power producer CGN Power Company, and Italy-based infrastructure holding company Atlantia S.p.A. Grupo Aeroportuario del Pacifico performed well as air traffic in Mexico remained healthy. The company holds concessions to operate, maintain, and develop airports across the Pacific and Central regions of Mexico that serve international and domestic routes, as well as resort destinations. It also leases space to restaurants and retail shops inside airports. CGN Power Company operates and manages nuclear power stations, sells electricity generated by these stations, manages and oversees the construction of nuclear power stations, and provides related technical research and development and support services. Atlantia engages in the construction, maintenance, and operation of toll roads and tunnels mainly in Italy, but also in Brazil, Chile, India, Poland, and the US. Jennison continues to view Atlantia as an attractive Europe-focused toll operator, with smaller stakes in fast-growing markets in Latin America and elsewhere.

On the negative side, TerraForm Power shares declined, primarily on concerns about the company’s long-term growth targets and higher costs of capital. This dividend-growth-oriented company was formed to own and operate contracted clean power generation (solar and wind) assets serving utility, commercial, and residential customers. Energy Transfer Equity LP units moved lower as the energy sector struggled due to the precipitous drop in crude oil prices. The firm and its family of companies own and operate approximately 71,000 miles of natural gas, natural gas liquids, refined products, and crude oil pipelines. Jennison continues to view Energy Transfer Equity as catalyst-rich and well positioned to capitalize on increased demand for energy infrastructure, given its core assets and general partner benefits. Spotless Group Holdings Ltd shares also fell during the period. The company provides a range of facility services, including facility management, asset maintenance, catering and food services, cleaning and hygiene services, security, utility infrastructure services, technical and engineering services, as well as refrigeration services. Jennison believes Spotless Group Holdings could benefit from increased outsourcing from public and private customers looking for cost savings in a recessionary environment.

The S&P Global Infrastructure Index is an unmanaged Index designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

6

AST Managed Equity Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-1.45%	1.07%
MSCI All Country World Index (GD)	-1.84	0.32
S&P 500 Index	1.39	7.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Managed Equity Portfolio returned -1.45%.

The net assets of the Portfolio at December 31, 2015 were $11.7 million.

The Portfolio’s investment objective is to provide capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

It was generally a poor year for stocks. The broad US stock market had a marginally positive total return, but the return to dollar-denominated investors in international stocks was negative. Emerging markets struggled especially, due to turbulent market conditions in China and to the drop in commodity prices. In terms of investment style, growth stocks ended comfortably ahead of value regardless of region.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio was helped by subadvisor outperformance of their respective targets for international developed market stocks, where the Portfolio’s value subadviser did especially well. The Portfolio gains exposure to these segments through its fund of fund allocation. Off-benchmark positions in global REITs (real estate investment trusts) and global stocks were also beneficial, as was a slight underweight in the poorly performing emerging markets. The sleeves used to manage and distribute cash flows (the overlay sleeve) had higher allocations during periods of heightened volatility in the latter half of the year, which helped reduce risk and avoid losses. The best-performing portion of the Portfolio for the period was AST Large Cap Growth, aided by the relatively strong return of that investment style this year.

Subadvisers in the US generally detracted from the Portfolio’s relative performance, especially in mid-cap stocks. A small allocation to small-cap US stocks in the overlay sleeve was also detrimental, as the asset class trailed the rest of the domestic market. The worst-performing subadviser for the period was AST AQR Emerging Markets Equity.

Did the Portfolio’s use of derivatives affect performance?

QMA manages the Portfolio using derivatives to gain market exposure and to implement asset allocation views. The allocation to these derivative contracts was minimal and did not affect the Portfolio’s performance.

The MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

7

AST Managed Fixed Income Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-1.59%	-0.54%
Barclays U.S. Aggregate Bond Index	0.55	2.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Managed Fixed Income Portfolio returned -1.59%.

The net assets of the Portfolio at December 31, 2015 were $18.1 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Long-term US government bonds produced a small positive return during the reporting period, slightly trailing equities. As interest rates rose along the entire yield curve, longer-term maturities suffered as a result of their heightened rate sensitivity. Intermediate-term US Treasuries were among the period’s best performers, as were municipal bonds. High yield bonds, corporate credit, and emerging market debt all experienced large declines in the second half of the reporting period. A key driver of yield levels and bond spreads was speculation about the timing of a potential Federal Reserve short-term rate hike, which ultimately occurred in December 2015 (spreads are the amount of extra yield that bonds provide over similar-duration Treasuries).

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s results were driven by the underperformance of its underlying subadvisers, especially core bond subadvisers that are benchmarked to the Barclays US Aggregate Bond Index (the Index). In general, these subadvisers trailed the Index by approximately 2% during the period. Non-benchmark positions in high yield bonds and emerging markets debt did especially poorly, as low commodity prices weighed on energy and materials bonds and on debt issued by weak emerging markets countries. The largest detractor from Portfolio returns was the AST Templeton Global Bond Portfolio.

On the positive side, the Portfolio benefited from its exposure to low-duration debt through the AST BlackRock Low Duration Bond Portfolio, which outperformed its benchmark by approximately 1.6% and was the Portfolio’s best-performing underlying fund (duration is a measure of sensitivity of a bond’s price to changes in interest rates).

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bank of America Merrill Lynch U.S. Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is base on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

8

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	0.00%	3.48%
Blended Index	-0.66	1.24
MSCI All Country World Index	-1.84	0.32

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST Prudential Flexible Multi-Strategy Portfolio returned 0.00%.

The net assets of the Portfolio at December 31, 2015 were $44.1 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Jennison Associates LLC, PGIM, Inc., and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

The Portfolio’s custom blended Index (the Index) returned -0.66%. The year was very volatile for global stocks, largely because of the large drop in oil prices, reduced 2015 corporate earnings estimates, the slowing of China’s economy, and China’s previously overheated stock market. The United States ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international stocks posted slight losses. Bonds had a modestly positive year, only slightly trailing domestic equities. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year, particularly high yield bonds because of their sizable exposure to energy firms.

What strategies or holdings affected the Portfolio’s performance?

Tactical (short-term) asset allocation decisions were the key driver of the Portfolio’s outperformance of the Index. During the first quarter of the year, it benefited from an emphasis on stock market positions that were not hedged against movements in the US dollar. Substantial exposures to the Spanish IBEX, German DAX, and EuroStoxx indexes added significant value as all three posted returns above 10% for the quarter. The Portfolio was positioned more defensively in the third quarter, underweighting developed market stocks and initiating a large allocation to 10-year Treasury bond futures. These moves were beneficial as the market’s appetite for risk steadily deteriorated; both domestic and international developed market stocks fell while government bonds posted strong returns. For most of the year, a large allocation to the currency-hedged Japan TOPIX index added value. The strong relative performance of the AST QMA 130-30 Portfolio added further value, and was the Portfolio’s largest holding.

Given the Portfolio’s ability to “go anywhere,” there were several positions initiated and closed during the year including futures and ETFs in the S&P 500, DAX, IBEX, MSCI EM, SPDR Technology Select ETF, SPDR S&P 500 ETF, SPDR S&P Insurance ETF, and Alerian MLP ETF.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio frequently used stock and Treasury bond futures to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolio to express tactical views that, in aggregate, added significant value during the reporting period.

Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC, PGIM, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

9

AST QMA International Core Equity Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	1.90%
MSCI EAFE Index (ND)	-0.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/5/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since the Portfolio’s inception on January 5, 2015 through December 31, 2015, the AST QMA International Core Equity Portfolio returned 1.90%.

The net assets of the Portfolio at December 31, 2015 were $825.1 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

What were market conditions during the re porting period?

International equity markets slightly lagged US stocks in US dollar terms. Developed market equities were more successful than their emerging market counterparts, despite a sharp drop in European stocks in December as the extension of the European Central Bank’s bond-buying program failed to meet expectations. The US dollar increased in value, leading to lower returns in international stocks if currency exposure was not successfully hedged.

It was another difficult year for emerging markets, and some of the negative sentiment spilled over to developed markets. Geopolitical tensions continued, energy and commodity prices dropped sharply, fears of a Chinese slowdown continued, and Brazilian corruption scandals were rampant. Countries including Russia, Colombia, Mexico, and Brazil with their large yet unique energy and/or commodities exposures continued to experience fiscal pressures that quickly translated into currency depreciations.

In October, a sharp inflection point was precipitated by two simultaneous events perceived as positive by market participants: (1) the (momentary) reprieve in the decline of energy and commodity prices, and (2) better-than-expected economic numbers from China. In both cases, the arguments led to a sudden price increase for companies previously perceived to be oversold, and therefore the reversal of sentiment and stock price behavior for many energy, commodity, and China-exposed stocks. This led to a steep drop in performance of growth factors. Conversely, valuation factors had a positive month in October, reversing the previously negative trend. These growth and valuation patterns were most evident in large-cap stocks.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investment process focuses on factors in four broad groups: valuation, growth (analyst revisions), financial momentum, and quality. The valuation component underperformed broadly; however, quality factors were all positive. Performance for growth and financial momentum factors ended the year mixed.

On a relative basis, and from a country perspective, the largest contribution to Portfolio performance came from Switzerland, principally from profitable overweight stock selection in health care. In Denmark, an overweight in industrials also added value. The Netherlands rounded out the top three countries in providing relative value. Conversely, the largest detraction came from Japan, where stock selection struggled in industrials and health care. Stock selection in Austria and Hong Kong also detracted from Portfolio performance.

On a sector basis, the greatest value was derived from financials, due to stock selection in Germany, France, Spain, and Belgium. Effective stock selection in the United Kingdom’s materials sector also contributed to Portfolio performance. Rounding out the top three sectors was consumer discretionary, particularly in the Netherlands. These gains were offset most prominently in industrials, mainly from challenging stock picking in Japan. Stock selection in consumer staples and utilities also detracted from Portfolio performance.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material impact on performance.

The MSCI Emerging Markets Index (ND) Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, free float-adjusted market capitalization index generally accepted as a benchmark of developed markets, excluding the US & Canada. The ND version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.19%	2.25%
Blended Index	-0.73	2.33
S&P 500 Index	1.39	7.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2015, the AST T. Rowe Price Diversified Real Growth Portfolio returned -0.19%.

The net assets of the Portfolio at December 31, 2015 were $31.9 million.

The Portfolio’s investment objective is to seek long-term capital appreciation and, secondarily, income. The Portfolio is subadvised by T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd; T. Rowe Price International Ltd - Tokyo; and T. Rowe Price Hong Kong Limited.

What were market conditions during the reporting period?

The Portfolio’s benchmark Blended Index (the Index, defined below) returned -0.73%. Major domestic stock indexes and stocks in non-US developed markets were mixed. Global markets were roiled by several events including plummeting oil prices, the sharp midyear plunge in Chinese stocks, the Greek debt crisis, and uncertainty regarding the timing of the Federal Reserve’s first interest rate hike since 2006. In this environment, multi-asset portfolios with high allocations to US large-cap stocks and US investment-grade bonds would have outperformed their peers. On the other hand, those portfolios with meaningful exposure to international equities and diversifying sectors—such as high yield, non-dollar, and emerging markets bonds—would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

Security selection in the underlying segments drove outperformance of the Index. Tactical allocation (short-term shifts) also boosted relative results. Most of the underlying segments outperformed their respective style-specific benchmarks, led by the domestic large-cap growth and large-cap value stock segments. However, the international growth stock segment underperformed the MSCI EAFE Growth Index. An underweight in real assets stocks contributed to relative results as that sector underperformed the Index. In addition, an underweight in small-cap domestic stocks relative to large caps proved beneficial. Returns were somewhat constrained by an overweight in international stocks as well as by diversifying sectors, particularly real asset stocks.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio has held currency forwards, non-deliverable forward contracts, interest rate futures, credit derivative instruments, stock options, and rights and warrants generating a total gross exposure equal to approximately 17% of the Portfolio’s assets. These instruments were held at various points throughout the reporting period. Their estimated impact on the Portfolio’s return was negligible.

Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Government/Credit Index (25%) is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater, and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-U.S. (GD) (23%) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. MSCI EAFE Growth Index is an unmanaged index that measures the performance of stocks in European, Australasian, and Far Eastern markets that represent growth characteristics. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2015

AST AB Global Bond Portfolio
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	35.0%
Foreign Government Bonds	32.8%
Corporate Bonds	21.5%
Commercial Mortgage-Backed Securities	3.6%
Residential Mortgage-Backed Securities	1.8%

AST BlackRock Multi-Asset Income
Five Largest Holdings	(% of Net Assets	)
iShares iBoxx $ High Yield Corporate Bond ETF	25.9%
iShares 1-3 Year Credit Bond ETF	15.7%
iShares US Preferred Stock ETF	9.9%
iShares International Select Dividend ETF	8.0%
iShares Core High Dividend ETF	7.4%

AST Columbia Adaptive Risk Allocation Portfolio
Five Largest Holdings	(% of Net Assets	)
iShares iBoxx $ High Yield Corporate Bond ETF	12.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	8.5%
iShares US Real Estate ETF	6.9%
Columbia Commodity Strategy Fund (Class Z Stock)	5.9%
iShares JPMorgan USD Emerging Markets Bond ETF	5.9%

AST Emerging Managers Diversified Portfolio
Five Largest Holdings	(% of Net Assets	)
Vanguard FTSE Developed Markets ETF	7.9%
iShares MSCI EAFE ETF	6.9%
Touchstone Merger Arbitrage Fund	4.0%
Aston/River Road Long-Short Fund	4.0%
IndexIQ ETF Trust—IQ Hedge Multi-Strategy Tracker ETF	4.0%

AST FQ Absolute Return Currency
Allocation	(% of Net Assets	)
Affiliated Money Market Mutual Fund	41.5%
Foreign Treasury Obligations	30.0%
U.S. Treasury Obligation	27.0%

AST Franklin Templeton K2 Global Absolute Return
Five Largest Holdings	(% of Net Assets	)
Franklin Strategic Series— Franklin Strategic Income Fund (Class R6)	19.9%
Samsung Electronics Co. Ltd. (South Korea)	1.4%
Teva Pharmaceutical Industries Ltd. (Israel), ADR	1.1%
Citigroup, Inc.	1.0%
Microsoft Corp.	1.0%

AST Goldman Sachs Global Growth Allocation
Five Largest Holdings	(% of Net Assets	)
iShares Core MSCI EAFE ETF	14.8%
Goldman Sachs International Small Cap Insights Fund	7.8%
Goldman Sachs Emerging Markets Debt Fund (Institutional Shares)	5.9%
Goldman Sachs Core Fixed Income Fund (Institutional Shares)	5.2%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	4.9%

AST Goldman Sachs Global Income
Allocation	(% of Net Assets	)
Foreign Government Bonds	42.1%
Corporate Bonds	30.4%
U.S. Government Agency Obligations	12.4%
Asset-Backed Securities	9.7%
U.S. Treasury Obligations	3.2%

AST Goldman Sachs Strategic Income
Allocation	(% of Net Assets	)
Corporate Bonds	21.3%
Asset-Backed Securities	21.2%
Foreign Government Bonds	17.5%
U.S. Treasury Obligations	11.6%
Commercial Mortgage-Backed Securities	7.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2015

AST Ivy Asset Strategy Portfolio
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	2.9%
AIA Group Ltd. (Hong Kong)	2.8%
Home Depot, Inc. (The)	2.8%
Citigroup, Inc.	2.7%
Allergan PLC (Ireland)	2.7%

AST Jennison Global Infrastructure
Five Largest Holdings	(% of Net Assets	)
Ferrovial SA (Spain)	4.2%
Groupe Eurotunnel SE (France)	4.0%
Atlantia SpA (Italy)	4.0%
NextEra Energy, Inc.	3.4%
PG&E Corp.	3.2%

AST Managed Alternatives Portfolio
Five Largest Holdings	(% of Net Assets	)
AST Neuberger Berman Long-Short Portfolio	29.9%
AST Goldman Sachs Strategic Income Portfolio	27.9%
AST Morgan Stanley Multi-Asset Portfolio	20.1%
AST Wellington Real Total Return Portfolio	10.0%
AST FQ Absolute Return Currency Portfolio	10.0%

AST Managed Equity
Five Largest Holdings	(% of Net Assets	)
AST International Value Portfolio	16.0%
AST International Growth Portfolio	15.9%
AST Large-Cap Value Portfolio	9.8%
AST T. Rowe Price Large-Cap Growth Portfolio	9.7%
AST QMA US Equity Alpha Portfolio	8.3%

AST Managed Fixed-Income
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	52.2%
AST Lord Abbett Core Fixed Income Portfolio	22.4%
AST Wellington Management Global Bond Portfolio	6.0%
AST BlackRock Low Duration Bond Portfolio	5.2%
AST Goldman Sachs Strategic Income Portfolio	5.1%

AST Morgan Stanley Multi-Asset Portfolio
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Inflation Indexed Bonds, TIPS 0.375%, 07/15/25	35.1%
Bayer AG (Germany)	0.9%
Total SA (France)	0.9%
Sanofi (France)	0.8%
Anheuser-Busch InBev SA NV (Belgium)	0.8%

AST Neuberger Berman Long/Short
Five Largest Holdings	(% of Net Assets	)
Brookfield Infrastructure Partners LP (Bermuda)	2.7%
DaVita HealthCare Partners, Inc.	2.6%
Enbridge, Inc. (Canada)	2.4%
ConAgra Foods, Inc.	1.7%
PVH Corp.	1.7%

AST Prudential Flexible Multi-Strategy
Five Largest Holdings	(% of Net Assets	)
AST QMA US Equity Alpha Portfolio	27.7%
AST Prudential Core Bond Portfolio	12.8%
AST High Yield Portfolio	9.6%
AST Global Real Estate Portfolio	3.3%
PowerShares Preferred Portfolio	1.9%

AST QMA International Core Equity
Five Largest Holdings	(% of Net Assets	)
Roche Holding AG (Switzerland)	1.9%
HSBC Holdings PLC (United Kingdom)	1.7%
iShares MSCI EAFE ETF	1.6%
Novartis SA (Switzerland)	1.5%
Nestle SA (Switzerland)	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2015

AST T. Rowe Price Diversified Real Growth
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price Emerging Markets Bond Fund	3.0%
T. Rowe Price Institutional Floating Rate Fund	3.0%
T. Rowe Price Institutional High Yield Fund	2.5%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 04/15/18	1.3%
Amazon.com, Inc.	1.2%

AST Wellington Management Global Bond
Allocation	(% of Net Assets	)
Foreign Government Bonds	41.0%
Corporate Bonds	28.3%
U.S. Treasury Obligations	17.8%
U.S. Government Agency Obligations	10.8%
Asset-Backed Securities	0.1%

AST Wellington Management Real Total Return
Five Largest Holdings	(% of Net Assets	)
Mexican Udibonos (Mexico) 4.500%, 11/22/35	9.6%
U.S. Treasury Inflation Indexed Bonds, TIPSTIPS 1.375%, 02/15/44	5.4%
Australia Government Bond (Australia) 2.000%, 08/21/35	3.0%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.625%, 02/15/43	2.9%
PowerShares DB Gold Fund	2.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST AB Global Bond Portfolio	Actual**	$1,000.00	$1,008.00	0.92%	$4.35
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
AST BlackRock Multi-Asset Income Portfolio	Actual	$1,000.00	$961.90	1.11%	$5.49
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST Columbia Adaptive Risk Allocation Portfolio	Actual**	$1,000.00	$964.00	1.42%	$6.57
	Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22
AST Emerging Managers Diversified Portfolio	Actual**	$1,000.00	$973.00	1.35%	$6.28
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
AST FQ Absolute Return Currency Portfolio	Actual	$1,000.00	$1,031.40	1.22%	$6.25
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21
AST Franklin Templeton K2 Global Absolute Return Portfolio	Actual	$1,000.00	$968.00	1.18%	$5.85
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01
AST Goldman Sachs Global Growth Allocation Portfolio	Actual	$1,000.00	$962.20	1.25%	$6.18
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
AST Goldman Sachs Global Income Portfolio	Actual**	$1,000.00	$1,014.00	0.94%	$4.46
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST Goldman Sachs Strategic Income Portfolio	Actual	$1,000.00	$986.60	1.05%	$5.26
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
AST IVY Asset Strategy Portfolio	Actual**	$1,000.00	$916.00	1.21%	$5.46
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16
AST Jennison Global Infrastructure Portfolio	Actual	$1,000.00	$883.10	1.26%	$5.98
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
AST Managed Alternatives Portfolio	Actual**	$1,000.00	$968.00	1.50%	$6.96
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2015

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Managed Equity Portfolio	Actual	$1,000.00	$944.30	1.25%	$6.13
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
AST Managed Fixed Income Portfolio	Actual	$1,000.00	$989.00	1.23%	$6.17
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
AST Morgan Stanley Multi-Asset Portfolio	Actual**	$1,000.00	$946.00	1.42%	$6.51
	Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22
AST Neuberger Berman Long/Short Portfolio	Actual**	$1,000.00	$957.00	1.65%	$7.61
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39
AST Prudential Flexible Multi-Strategy Portfolio	Actual	$1,000.00	$977.80	1.49%	$7.43
	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
AST QMA International Core Equity Portfolio	Actual	$1,000.00	$939.20	1.01%	$4.94
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST T. Rowe Price Diversified Real Growth Portfolio	Actual	$1,000.00	$968.30	1.06%	$5.26
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
AST Wellington Management Global Bond Portfolio	Actual**	$1,000.00	$1,013.00	0.93%	$4.41
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Wellington Management Real Total Return Portfolio	Actual**	$1,000.00	$942.00	1.45%	$6.63
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.37

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

** “Actual” expenses are calculated using the 172 day period ended December 31, 2015 due to the Portfolio’s inception date of July 13, 2015.

AST AB GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 96.3%
Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.6%
Alternative Loan Trust,
Series 2005-64CB, Series 1A15
5.500%	12/25/35	1,467	$1,415,917
Series 2006-11CB, Class 1A1
6.000%	05/25/36	1,603	1,421,749
Series 2006-25CB, Class A2
6.000%	10/25/36	1,488	1,396,003
Banc of America Commercial Mortgage Trust,
Series 2007-1, Class A4
5.451%	01/15/49	264	270,517
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class AM
6.033%(c)	03/15/49	1,911	1,925,657
Commercial Mortgage Trust,
Series 2013-CR10, Class D, 144A
4.951%(c)	08/10/46	2,020	1,861,949
Series 2013-CR6, Class D, 144A
4.311%(c)	03/10/46	1,910	1,697,561
Series 2013-LC6, Class D, 144A
4.428%(c)	01/10/46	3,975	3,581,120
Series 2014-LC15, Class A2
2.840%	04/10/47	290	294,825
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class AM
5.509%	09/15/39	1,511	1,538,846
Series 2013-CR6, Class A2
2.122%	03/10/46	330	329,870
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class D
3.362%(c)	08/15/48	2,032	1,468,879
GS Mortgage Securities Trust,
Series 2007-GG10, Class A4
5.794%(c)	08/10/45	1,581	1,624,804
Series 2012-GC6, Class D, 144A
5.818%(c)	01/10/45	524	515,972
Series 2013-G1, Class A1, 144A
2.059%	04/10/31	833	811,316
Series 2014-GC22, Class D, 144A
4.646%(c)	06/10/47	600	489,546
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C32, Class C
4.819%(c)	11/15/48	1,790	1,620,870
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9, Class AM
5.372%	05/15/47	1,195	1,215,132
Series 2007-CB18, Class A4
5.440%	06/12/47	911	932,428
Series 2007-LDPX, Class A3
5.420%	01/15/49	464	473,147
Series 2012-CBX, Class E, 144A
5.412%(c)	06/15/45	1,144	1,102,590
Series 2014-C20, Class D, 144A
4.572%(c)	07/15/47	100	78,902
Series 2015-SGP, Class A, 144A
2.031%(c)	07/15/36	2,750	2,739,740

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Madison Avenue Securities Trust,
Series 2015-CH1, Class M1, 144A
2.422%(c)	10/25/25		1,256	$1,256,975
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class AJ
5.840%(c)	06/15/38		695	704,525
Series 2006-C6, Class AJ
5.452%(c)	09/15/39		2,965	2,983,389
Series 2007-C1, Class A4
5.424%	02/15/40		1,464	1,497,707
ML-CFC Commercial Mortgage Trust,
Series 2006-4, Class A1A
5.166%	12/12/49		317	323,716
Series 2007-9, Class A4
5.700%	09/12/49		306	318,529
Morgan Stanley Capital I Trust,
Series 2015-XLF2, Class AFSD, 144A
4.083%(c)	08/15/26		1,700	1,665,343
Series 2015-XLF2, Class SNMD, 144A
2.160%(c)	11/15/26		1,450	1,296,884
Resource Capital Corp. (Cayman Islands),
Series 2014-CRE2, Class A, 144A
1.401%(c)	04/15/32		81	80,938
WFRBS Commercial Mortgage Trust,
Series 2014-C25, Class D, 144A
3.803%(c)	11/15/47		2,155	1,648,182

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $41,458,791)				40,583,528

CORPORATE BONDS — 21.5%
Australia — 0.7%
Australia & New Zealand Banking Group Ltd.,
Covered Bonds, MTN
4.000%	07/18/22	EUR	1,190	1,526,752
Commonwealth Bank of Australia,
Covered Bonds, MTN
0.750%	11/04/21	EUR	2,219	2,420,412
3.000%	05/03/22	EUR	685	847,380
National Capital Trust I,
Ltd. Gtd. Notes, RegS
5.620%(c)	09/29/49	GBP	274	416,051
Westpac Banking Corp.,
Covered Bonds, MTN
2.000%	03/24/21	EUR	2,120	2,406,488

				7,617,083

Brazil — 0.1%
Braskem Finance Ltd.,
Gtd. Notes
6.450%	02/03/24		665	571,900
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
7.125%	06/26/42		982	498,365

				1,070,265

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Canada — 0.5%
Bell Canada,
Gtd. Notes
3.350%	06/18/19	CAD	1,410	$1,063,191
Canadian National Railway Co.,
Sr. Unsec’d. Notes
5.550%	03/01/19		740	811,508
Husky Energy, Inc.,
Sr. Unsec’d. Notes
7.250%	12/15/19		190	209,857
Royal Bank of Canada,
Covered Bonds, RegS
1.625%	08/04/20	EUR	1,235	1,415,000
Teck Resources Ltd.,
Gtd. Notes
4.500%	01/15/21		1,660	846,600
Yamana Gold, Inc.,
Gtd. Notes
4.950%	07/15/24		1,980	1,679,006

				6,025,162

China
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, 144A
3.375%	05/02/19		200	203,369

Denmark — 0.2%
Danske Bank A/S,
Jr. Sub. Notes, MTN
6.000%(c)	12/29/49	GBP	1,430	2,136,894

France — 1.3%
BNP Paribas Home Loan SFH SA,
Covered Bonds, MTN
4.000%	01/11/21	EUR	2,100	2,673,696
BNP Paribas SA,
Gtd. Notes
5.000%	01/15/21		1,045	1,156,274
Jr. Sub. Notes
5.000%(c)	04/29/49	EUR	1,500	1,649,654
BPCE SA,
Sub. Notes, 144A
5.150%	07/21/24		1,980	1,996,640
BPCE SFH SA,
Covered Bonds, MTN
1.000%	02/24/25	EUR	900	982,290
Credit Agricole Home Loan SFH SA,
Covered Bonds
4.000%	06/14/18	EUR	400	471,846
Ephios Bondco PLC,
Sr. Sec’d. Notes, 144A
6.250%	07/01/22	EUR	985	1,110,382
Europcar Groupe SA,
Sec’d. Notes, RegS
5.750%	06/15/22	EUR	960	1,082,409
Loxam SAS,
Sr. Sub. Notes, RegS
7.000%	07/23/22	EUR	361	402,127
Societe Generale SA,
Jr. Sub. Notes, 144A
8.000%(c)	09/29/49		1,615	1,645,793

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
France (continued)
Veolia Environnement SA,
Sr. Unsec’d. Notes, MTN
6.125%	11/25/33	EUR	602	$950,860

				14,121,971

Germany — 0.6%
FMS Wertmanagement AoR,
Gov’t. Gtd. Notes, MTN
3.000%	06/17/21	EUR	3,900	4,964,469
ZF North America Capital, Inc.,
Gtd. Notes
2.750%	04/27/23	EUR	1,400	1,452,384

				6,416,853

Italy — 0.5%
Banco Popolare SC,
Covered Bonds, MTN
0.750%	03/31/22	EUR	2,675	2,820,394
Intesa Sanpaolo SpA,
Sub. Notes, 144A
5.017%	06/26/24		1,980	1,948,021
UniCredit Luxembourg Finance SA,
Gtd. Notes, 144A
6.000%	10/31/17		250	261,475
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A
5.000%	07/15/20		1,130	1,118,700

				6,148,590

Mexico — 0.3%
Petroleos Mexicanos,
Gtd. Notes
3.500%	01/30/23		2,265	1,976,213
Gtd. Notes, 144A
4.500%	01/23/26		1,770	1,554,945

				3,531,158

Netherlands — 1.2%
ABN AMRO Bank NV,
Jr. Sub. Notes
5.000%(c)	12/29/49	GBP	635	936,131
Sub. Notes, 144A
4.750%	07/28/25		1,202	1,198,033
Basell Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27		85	105,980
Cooperatieve Rabobank UA,
Bank Gtd. Notes
4.375%	08/04/25		2,468	2,510,087
Gtd. Notes
3.950%	11/09/22		2,775	2,808,922
ING Bank NV,
Sr. Unsec’d. Notes, 144A
2.000%	11/26/18		3,990	3,973,597
3.750%	03/07/17		2,270	2,325,601

				13,858,351

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
New Zealand — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes
5.750%	10/15/20		1,050	$1,068,049

Norway — 0.1%
DNB Bank ASA,
Sr. Unsec’d. Notes, RegS
4.000%	02/24/21	EUR	987	1,263,129

Spain — 1.0%
Banco de Sabadell SA,
Covered Bonds
0.875%	11/12/21	EUR	2,600	2,805,209
Banco Popular Espanol SA,
Covered Bonds
1.000%	04/07/25	EUR	2,700	2,769,864
Bankia SA,
Covered Bonds
1.000%	09/25/25	EUR	2,800	2,847,889
Cirsa Funding Luxembourg SA,
Gtd. Notes, RegS
5.875%	05/15/23	EUR	630	648,712
Santander Issuances SAU,
Gtd. Notes
5.179%	11/19/25		2,800	2,757,574

				11,829,248

Sweden — 0.6%
Nordea Bank AB,
Jr. Sub. Notes, 144A
6.125%(c)	12/29/49		1,335	1,303,561
Sub. Notes, 144A
4.875%	05/13/21		1,980	2,136,761
Sub. Notes, MTN
4.000%	03/29/21	EUR	1,190	1,448,653
Skandinaviska Enskilda Banken AB,
Sub. Notes, MTN
4.000%(c)	09/12/22	EUR	1,235	1,412,203

				6,301,178

Switzerland — 0.9%
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes, 144A
3.750%	03/26/25		2,918	2,822,535
Dufry Finance SCA,
Sr. Unsec’d. Notes, 144A
4.500%	08/01/23	EUR	985	1,123,817
Glencore Funding LLC,
Gtd. Notes, 144A
2.125%	04/16/18		398	353,682
4.000%	04/16/25		1,625	1,129,375
4.125%	05/30/23		400	295,004
UBS AG,
Sub. Notes
7.625%	08/17/22		1,975	2,251,500
UBS AG (London),
Sr. Unsec’d. Notes, MTN
6.000%	07/20/16	GBP	456	692,117

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Switzerland (continued)
UBS Group Funding Jersey Ltd.,
Gtd. Notes, 144A
4.125%	09/24/25		1,542	$1,540,401

				10,208,431

United Kingdom — 1.6%
Abbey National Treasury Services PLC,
Covered Bonds, MTN
4.000%	04/12/21	EUR	1,950	2,532,120
Abbey National Treasury Services PLC/London,
Covered Bonds, MTN
2.000%	11/26/20	EUR	2,093	2,403,726
Barclays Bank PLC,
Sub. Notes, RegS
7.000%	03/30/22	EUR	690	941,646
Boparan Finance PLC,
Sr. Sec’d. Notes, 144A
6.000%	07/15/21	GBP	985	1,285,105
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.625%	12/15/30		340	496,113
HBOS Capital Funding LP,
Gtd. Notes
5.000%(c)	05/29/49	EUR	145	159,155
Lloyds Banking Group PLC,
Sub. Notes, 144A
4.582%	12/10/25		1,282	1,285,123
Nationwide Building Society,
Sub. Notes, MTN
4.125%(c)	03/20/23	EUR	1,235	1,423,321
Rio Tinto Finance USA Ltd.,
Gtd. Notes
3.750%	06/15/25		497	451,152
Royal Bank of Scotland Group PLC (The),
Jr. Sub. Notes
7.640%(c)	03/29/49		1,200	1,254,000
Royal Bank of Scotland PLC (The),
Sub. Notes, RegS
9.500%(c)	03/16/22		323	348,288
Sky Group Finance PLC,
Gtd. Notes, RegS
6.000%	10/20/17	GBP	1,325	2,088,087
Standard Chartered PLC,
Jr. Sub. Notes, 144A
6.409%(c)	01/29/49		200	200,200
Sub. Notes, MTN
4.000%(c)	07/12/22		2,280	2,295,664
Yorkshire Power Finance Ltd/Cayman Islands,
Gtd. Notes
7.250%	08/04/28	GBP	445	879,952

				18,043,652

United States — 11.8%
21st Century Fox America, Inc.,
Gtd. Notes
3.000%	09/15/22		602	593,224

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20		161	$159,381
3.600%	05/14/25		1,599	1,578,109
Actavis Funding SCS,
Gtd. Notes
3.000%	03/12/20		1,462	1,460,838
Altria Group, Inc.,
Gtd. Notes
2.625%	01/14/20		2,438	2,442,527
American Tower Corp.,
Sr. Unsec’d. Notes
5.050%	09/01/20		445	480,407
5.900%	11/01/21		895	996,979
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16		366	376,086
6.375%	09/15/17		622	652,243
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22		195	148,200
6.000%	12/01/20		910	759,850
Apache Corp.,
Sr. Unsec’d. Notes
6.900%	09/15/18		1,105	1,213,975
AT&T, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23	EUR	985	1,130,017
3.000%	02/15/22		690	676,392
3.400%	05/15/25		1,580	1,518,522
5.800%	02/15/19		895	987,410
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	04/01/44		1,725	1,786,158
Sub. Notes, MTN
4.000%	01/22/25		1,007	985,781
Baxalta, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	06/23/45		985	988,322
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	08/15/17		690	690,796
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		693	696,773
3.734%	12/15/24		593	598,056
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.125%	03/16/27	EUR	100	98,004
Berry Plastics Corp.,
Sec’d. Notes
5.125%	07/15/23		1,007	979,307
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20		1,080	1,077,161
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		390	378,917

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
CBS Corp.,
Gtd. Notes
3.500%	01/15/25		1,725	$1,644,496
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
3.579%	07/23/20		985	979,099
4.908%	07/23/25		985	984,042
Celgene Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/25		985	981,011
Chesapeake Energy Corp.,
Gtd. Notes
3.872%(c)	04/15/19		1,415	396,200
7.250%	12/15/18		578	228,310
CMS Energy Corp.,
Sr. Unsec’d. Notes
5.050%	03/15/22		985	1,071,228
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.950%	06/30/23		270	237,847
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19		390	415,350
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.972%	06/15/45		1,535	1,163,381
DH Europe Finance SA,
Gtd. Notes
1.700%	01/04/22	EUR	1,272	1,416,898
Discovery Communications LLC,
Gtd. Notes
4.875%	04/01/43		540	444,483
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.375%	10/15/20		2,750	2,682,677
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.650%	06/01/21		790	741,688
4.900%	02/01/24		490	436,811
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25		2,565	1,972,777
Entergy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/22		1,789	1,825,098
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46		1,050	858,047
Exelon Corp.,
Sr. Unsec’d. Notes, 144A
3.950%	06/15/25		2,075	2,072,240
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.875%	08/02/21		3,050	3,401,165
Freeport-McMoRan, Inc.,
Gtd. Notes
2.300%	11/14/17		551	469,727

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Frontier Communications Corp.,
Sr. Unsec’d. Notes, 144A
11.000%	09/15/25	567	$561,330
GE Capital International Funding Co.,
Gtd. Notes, 144A
0.964%	04/15/16	2,328	2,329,050
General Dynamics Corp.,
Gtd. Notes
3.875%	07/15/21	540	573,249
General Electric Co.,
Jr. Sub. Notes
4.100%(c)	12/29/49	791	789,023
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19	2,205	2,201,796
3.250%	05/15/18	153	153,766
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.650%	03/01/26	2,397	2,417,324
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.750%	05/22/25	2,025	2,038,503
5.750%	01/24/22	1,875	2,132,289
6.000%	06/15/20	1,280	1,446,541
Sr. Unsec’d. Notes, MTN
7.500%	02/15/19	400	457,704
Sub. Notes
5.150%	05/22/45	490	475,979
Halliburton Co.,
Sr. Unsec’d. Notes
3.375%	11/15/22	1,430	1,407,312
5.000%	11/15/45	1,430	1,413,616
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22	1,625	1,784,598
HCP, Inc.,
Sr. Unsec’d. Notes
5.375%	02/01/21	45	49,003
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21	483	476,099
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19	940	960,210
Hewlett Packard Enterprise Co.,
Gtd. Notes, 144A
4.900%	10/15/25	2,205	2,162,254
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.650%	12/09/21	1,385	1,379,762
Hill-Rom Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	09/01/23	277	282,540
HSBC Finance Corp.,
Sub. Notes
6.676%	01/15/21	940	1,078,815
Humana, Inc.,
Sr. Unsec’d. Notes
7.200%	06/15/18	835	934,297

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25		416	$365,040
Sr. Sec’d. Notes, RegS
4.750%	02/15/23	EUR	1,040	1,056,761
International Paper Co.,
Sr. Unsec’d. Notes
3.650%	06/15/24		985	963,381
Kinder Morgan, Inc.,
Gtd. Notes
2.250%	03/16/27	EUR	385	299,993
Gtd. Notes, 144A
5.000%	02/15/21		1,954	1,857,259
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
4.650%	11/01/24		1,480	1,489,108
Kohl’s Corp.,
Sr. Unsec’d. Notes
4.250%	07/17/25		2,173	2,118,997
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
2.800%	07/02/20		1,480	1,476,173
3.500%	07/15/22		1,285	1,293,860
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22		139	136,418
3.600%	02/01/25		835	805,721
Level 3 Financing, Inc.,
Gtd. Notes, 144A
5.375%	01/15/24		722	725,610
LifePoint Health, Inc.,
Gtd. Notes
5.875%	12/01/23		1,471	1,493,065
Lincoln National Corp.,
Sr. Unsec’d. Notes
8.750%	07/01/19		400	480,406
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23		595	539,220
Manitowoc Co., Inc. (The),
Gtd. Notes
8.500%	11/01/20		392	405,720
Markel Corp.,
Sr. Unsec’d. Notes
7.125%	09/30/19		85	97,572
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
8.875%	06/01/39		540	784,134
McGraw Hill Financial, Inc.,
Gtd. Notes
4.400%	02/15/26		1,896	1,939,915
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		876	880,380
MetLife, Inc.,
Jr. Sub. Notes
5.250%(c)	12/29/49		1,875	1,907,813
Sr. Unsec’d. Notes
4.750%	02/08/21		985	1,078,113

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	150	$155,523
Morgan Stanley,
Sr. Unsec’d. Notes
3.875%	04/29/24	2,415	2,461,800
Sr. Unsec’d. Notes, MTN
5.625%	09/23/19	2,006	2,213,820
Nabors Industries, Inc.,
Gtd. Notes
6.150%	02/15/18	361	366,301
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39	740	1,074,064
Neptune Finco Corp.,
Sr. Sec’d. Notes, 144A
6.625%	10/15/25	995	1,034,800
Noble Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	03/01/19	115	128,615
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22	2,518	2,444,945
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	1,725	1,383,854
Republic Services, Inc.,
Gtd. Notes
3.800%	05/15/18	1,315	1,362,145
Reynolds American, Inc.,
Gtd. Notes
4.450%	06/12/25	1,953	2,042,508
5.850%	08/15/45	790	878,275
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	964	973,640
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.350%	12/21/18	2,840	2,821,566
Seagate HDD Cayman,
Gtd. Notes
4.750%	01/01/25	635	528,766
Southern Power Co.,
Sr. Unsec’d. Notes
1.850%	12/01/17	966	965,582
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	533	572,320
Time Warner, Inc.,
Gtd. Notes
3.550%	06/01/24	1,090	1,069,556
3.600%	07/15/25	2,520	2,453,167
7.625%	04/15/31	295	365,019
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26	619	624,874
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	1,190	1,190,088

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Transocean, Inc.,
Gtd. Notes
6.500%	11/15/20		505	$348,450
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19		390	390,216
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
6.000%	02/15/18		445	483,988
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
4.500%	05/15/23	EUR	1,070	1,008,754
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.000%	01/15/36		195	176,046
7.000%	09/15/43		1,725	2,047,937
Viacom, Inc.,
Sr. Unsec’d. Notes
4.000%	04/01/24		1,385	1,297,805
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
3.300%	11/18/21		2,075	2,035,004
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25		940	706,364
4.125%	11/15/20		275	245,515
4.500%	11/15/23		290	234,726
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/22		123	123,806

				133,785,568

TOTAL CORPORATE BONDS (cost $250,394,951)				243,628,951

FOREIGN GOVERNMENT BONDS — 32.8%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
4.250%	04/21/26	AUD	24,770	20,222,735
Sr. Unsec’d. Notes, 144A
3.750%	04/21/37	AUD	3,960	3,017,993
Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes
3.750%	06/22/45	EUR	1,380	2,067,971
Unsec’d. Notes
0.800%	06/22/25	EUR	5,605	5,997,613
Brazil Notas do Tesouro Nacional (Brazil),
Sr. Notes
10.000%	01/01/17	BRL	9,885	2,375,928
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/21		788	728,900
Bundesrepublik Deutschland (Germany),
Bonds
0.500%	02/15/25	EUR	31,121	33,589,050
1.000%	08/15/25	EUR	21,360	24,010,263
2.500%	01/04/21	EUR	630	771,027
5.500%	01/04/31	EUR	2,730	4,782,213
6.250%	01/04/30	EUR	4,155	7,640,243

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Caisse Francaise de Financement Local (France),
Covered Bonds, MTN
3.625%	02/26/18	EUR	360	$421,847
Canada Housing Trust No 1 (Canada),
Gov’t. Gtd. Notes
1.750%	06/15/18	CAD	4,290	3,172,157
2.550%	03/15/25	CAD	5,635	4,272,411
3.000%	12/15/20	CAD	30,005	23,831,824
4.100%	12/15/18	CAD	2,795	2,208,105
France Government Bond OAT (France),
Bonds
0.500%	05/25/25	EUR	895	937,153
2.500%	05/25/30	EUR	1,770	2,177,521
3.000%	04/25/22	EUR	1,475	1,871,698
3.250%	10/25/21	EUR	690	880,663
3.250%	05/25/45	EUR	1,135	1,566,682
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
8.000%	08/07/23		1,845	1,454,045
9.000%	10/04/17		236	229,491
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
4.125%	01/15/25		6,215	5,956,077
Ireland Government Bond (Ireland),
Bonds
2.400%	05/15/30	EUR	4,175	4,953,902
5.400%	03/13/25	EUR	8,182	12,167,331
Unsec’d. Notes
3.400%	03/18/24	EUR	3,910	5,056,736
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
1.350%	04/15/22	EUR	5,425	6,032,558
4.500%	02/01/20	EUR	1,580	1,999,533
4.500%	05/01/23	EUR	875	1,172,784
4.750%	05/01/17	EUR	5,570	6,433,977
5.500%	11/01/22	EUR	3,675	5,146,793
Sr. Unsec’d. Notes
3.750%	05/01/21	EUR	8,450	10,636,832
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, RegS
5.375%	07/23/24		1,935	1,716,500
Japan Government Five Year Bond (Japan),
Sr. Unsec’d. Notes
0.200%	09/20/18	JPY	1,368,450	11,451,966
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
1.400%	09/20/34	JPY	1,730,850	15,644,396
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
1.700%	09/20/44	JPY	315,900	2,906,559
Japan Government Forty Year Bond (Japan),
Sr. Unsec’d. Notes
1.700%	03/20/54	JPY	68,700	625,990
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
7.000%	06/24/24		200	175,000
Mexican Bonos (Mexico),
Bonds
10.000%	12/05/24	MXN	244,615	17,867,206

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes
7.750%	11/13/42		MXN	37,575	$2,382,346
Netherlands Government (Netherlands),
Bonds
1.750%	07/15/23		EUR	340	405,218
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
5.500%	04/15/23		NZD	2,710	2,125,394
Poland Government Bond (Poland),
Bonds
5.750%	10/25/21		PLN	5,570	1,672,285
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes
2.875%	10/15/25		EUR	7,982	8,933,810
Province of Ontario (Canada),
Unsec’d. Notes
1.900%	09/08/17		CAD	8,595	6,329,503
2.600%	06/02/25		CAD	840	620,156
Province of Quebec (Canada),
Unsec’d. Notes
2.750%	09/01/25		CAD	980	731,136
South Africa Government Bond (South Africa),
Bonds
8.250%	09/15/17		ZAR	75,275	4,851,769
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
4.400%	10/31/23		EUR	1,725	2,289,505
4.700%	07/30/41		EUR	5,080	7,291,147
4.850%	10/31/20		EUR	3,055	3,965,799
Sr. Unsec’d. Notes, 144A
4.200%	01/31/37		EUR	1,000	1,335,840
Sweden Government Bond (Sweden),
Bonds
3.500%	06/01/22		SEK	48,235	6,747,397
United Kingdom Gilt (United Kingdom),
Bonds
1.750%	07/22/19		GBP	4,780	7,200,223
1.750%	09/07/22		GBP	2,330	3,462,155
2.250%	09/07/23		GBP	8,925	13,617,187
4.250%	06/07/32		GBP	1,135	2,091,087
4.250%	12/07/40		GBP	1,430	2,723,487
4.500%	12/07/42		GBP	2,505	5,006,699
4.750%	12/07/30		GBP	5,830	11,272,872
5.000%	03/07/25		GBP	8,155	15,235,627
Unsec’d. Notes
3.250%	01/22/44		GBP	1,475	2,420,193

TOTAL FOREIGN GOVERNMENT BONDS (cost $379,700,587)					370,882,508

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.8%
Fannie Mae Connecticut Avenue Securities,
Series 2014-C02, Class 1M1
1.372%(c)	05/25/24	(x)		850	840,912
Series 2014-C04, Class 2M1
2.522%(c)	11/25/24	(x)		1,113	1,119,694
Series 2015-C01, Class 1M1
1.922%(c)	02/25/25	(x)		103	103,336
Series 2015-C02, Class 2M1
1.622%(c)	05/25/25	(x)		242	241,639

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2015-C03, Class 1M2
5.422%(c)	07/25/25(x)		1,607	$1,598,722
Series 2015-C03, Class 2M1
1.922%(c)	07/25/25(x)		355	354,495
Series 2015-C03, Class 2M2
5.422%(c)	07/25/25(x)		1,000	993,099
Series 2015-C04, Class 2M1
2.127%(c)	04/25/28(x)		5,403	5,408,847
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-HQ2, Class M1
1.872%(c)	09/25/24(x)		1,110	1,114,928
Series 2014-HQ3, Class M1
1.871%(c)	10/25/24(x)		785	786,000
Series 2015-DNA2, Class M2
2.821%(c)	12/25/27(x)		1,694	1,684,618
Series 2015-DNA3, Class M3
5.127%(c)	04/25/28(x)		684	677,613
Series 2015-HQ1, Class M2
2.622%(c)	03/25/25(x)		1,420	1,415,907
Series 2015-HQA1, Class M2
2.871%(c)	03/25/28(x)		2,550	2,525,720
Series 2015-HQA2, Class M3
5.227%(c)	05/25/28(x)		498	494,318
JPMorgan Madison Avenue Securities Trust,
Series 2014-1, Class M2, 144A
4.677%(c)	11/25/24		1,223	1,206,570

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $20,639,502)				20,566,418

U.S. GOVERNMENT AGENCY
OBLIGATIONS — 1.4%
Federal National Mortgage Assoc.
4.000%	12/01/44		5,028	5,384,524
Government National Mortgage Assoc.
3.500%		TBA	9,518	9,898,720

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $15,357,385)				15,283,244

U.S. TREASURY OBLIGATIONS — 35.0%
U.S. Treasury Bonds
3.000%	11/15/45		9,265	9,237,131
3.625%	08/15/43		1,620	1,824,462
5.375%	02/15/31		13,290	18,021,971
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19		17,876	18,038,131
U.S. Treasury Notes
0.625%	08/15/16		15,515	15,511,369
1.000%	03/31/17-05/31/18		52,482	52,493,633
1.000%	10/31/16(h)		42,865	42,948,715
1.125%	12/31/19(h)		61,781	60,608,149
1.375%	03/31/20-04/30/20		57,780	57,045,174
1.500%	06/30/16		17,245	17,324,482
2.000%	08/31/21-02/15/23		21,194	21,241,009
2.125%	06/30/21		25,315	25,633,412
2.250%	11/15/25		8,860	8,840,269

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.500%	05/15/24	35,065	$35,830,679
2.625%	08/15/20	11,110	11,540,946

TOTAL U.S. TREASURY OBLIGATIONS (cost $398,648,607)			396,139,532

		Shares
PREFERRED STOCKS — 0.2%
United States
Allstate Corp. (The)		12,000	296,280
Citigroup Capital XIII		53,000	1,377,470

TOTAL PREFERRED STOCKS (cost $1,667,709)			1,673,750

TOTAL LONG-TERM INVESTMENTS (cost $1,107,867,532)			1,088,757,931

SHORT-TERM INVESTMENTS — 3.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 1.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $12,050,535)(w)(Note 4)		12,050,535	12,050,535

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Bills(n)
(cost $23,505,000)
0.010%	01/07/16			23,505	23,504,735

TOTAL SHORT-TERM INVESTMENTS (cost $35,555,535)					35,555,270

		Counterparty	Notional Amount (000)#
OPTION PURCHASED* — 0.1%
Put Options — 0.1%
Currency Option EUR vs USD,expiring 01/24/16,
@ FX Rate 1.11		Deutsche Bank
(cost $279,614)		AG	EUR	492	1,166,372

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 99.5% (cost $1,143,702,681)					1,125,479,573

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTION WRITTEN*
Put Options
Currency Option EUR vs USD, expiring 01/25/16,
@ FX Rate 1.11 (premiums received $260,658)	Credit Suisse First Boston Corp.	EUR	246	$(583,186)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 99.5% (cost $1,143,442,023)				1,124,896,387
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES(z) — 0.5%				5,950,326

NET ASSETS — 100.0%				$1,130,846,713

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Position:
38	10 Year Japanese Bonds	Mar. 2016	$47,030,908	$47,119,431	$88,523

Short Positions:
84	2 Year U.S. Treasury Notes	Mar. 2016	18,272,625	18,247,688	24,937
154	5 Year U.S. Treasury Notes	Mar. 2016	18,265,844	18,221,328	44,516
58	10 Year Canadian Government Bonds	Mar. 2016	5,904,437	5,909,821	(5,384)
275	10 Year U.S. Treasury Notes	Mar. 2016	34,702,172	34,624,219	77,953
31	20 Year U.S. Treasury Bonds	Mar. 2016	4,760,680	4,766,250	(5,570)
2	30 Year Euro BUXL	Mar. 2016	330,048	329,070	978

					137,430

					$225,953

(1)	Cash of $951,121 has been segregated with Morgan Stanley to cover requirements for open futures contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/05/16	Goldman Sachs & Co.	BRL	13,113	$3,306,007	$3,308,503	$2,496
British Pound,
Expiring 01/28/16	Bank of New York Mellon	GBP	8	11,513	11,383	(130)
Expiring 01/28/16	BNP Paribas	GBP	2,226	3,374,895	3,282,141	(92,754)
Expiring 01/28/16	Standard Chartered PLC	GBP	2,258	3,435,443	3,329,266	(106,177)
Canadian Dollar,
Expiring 01/14/16	Hong Kong & Shanghai Bank	CAD	13,870	9,960,360	10,024,039	63,679
Chinese Yuan,
Expiring 01/21/16	Hong Kong & Shanghai Bank	CNY	35,998	5,496,078	5,536,130	40,052
Expiring 01/22/16	Hong Kong & Shanghai Bank	CNY	36,654	5,593,245	5,636,742	43,497
Euro,
Expiring 01/27/16	Bank of New York Mellon	EUR	215	235,537	233,955	(1,582)
Expiring 01/27/16	BNP Paribas	EUR	2,596	2,821,119	2,823,266	2,147
Indian Rupee,
Expiring 01/22/16	Goldman Sachs & Co.	INR	723,988	10,795,311	10,903,112	107,801
Singapore Dollar,
Expiring 01/08/16	Standard Chartered PLC	SGD	12,475	8,787,832	8,795,794	7,962
Expiring 01/08/16	Standard Chartered PLC	SGD	10,777	7,605,318	7,598,749	(6,569)

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South African Rand,
Expiring 01/21/16	Citigroup Global Markets	ZAR	246,618	$17,414,294	$15,884,066	$(1,530,228)

				$78,836,952	$77,367,146	(1,469,806)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/05/16	BNP Paribas	AUD	31,743	$22,790,586	$23,088,996	$(298,410)
Brazilian Real,
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	12,007	3,203,955	3,029,423	174,532
Expiring 01/04/17	Goldman Sachs & Co.	BRL	9,885	2,149,614	2,217,411	(67,797)
British Pound,
Expiring 01/28/16	Hong Kong & Shanghai Bank	GBP	60,999	92,494,630	89,930,898	2,563,732
Canadian Dollar,
Expiring 01/14/16	BNP Paribas	CAD	7,110	5,320,636	5,138,460	182,176
Expiring 01/14/16	Hong Kong & Shanghai Bank	CAD	64,940	48,790,073	46,933,265	1,856,808
Expiring 01/14/16	Standard Chartered PLC	CAD	7,434	5,586,615	5,372,592	214,023
Euro,
Expiring 01/27/16	BNP Paribas	EUR	22,121	24,107,542	24,056,336	51,206
Expiring 01/27/16	BNP Paribas	EUR	21,969	23,929,228	23,891,011	38,217
Expiring 01/27/16	Citigroup Global Markets	EUR	3,032	3,207,609	3,296,788	(89,179)
Expiring 01/27/16	Standard Chartered PLC	EUR	203,172	216,125,945	220,948,887	(4,822,942)
Indian Rupee,
Expiring 01/22/16	Barclays Capital Group	INR	182,617	2,735,299	2,750,173	(14,874)
Expiring 01/22/16	BNP Paribas	INR	539,114	8,077,700	8,118,949	(41,249)
Japanese Yen,
Expiring 01/19/16	Goldman Sachs & Co.	JPY	839,111	6,831,202	6,984,099	(152,897)
Mexican Peso,
Expiring 01/15/16	Citigroup Global Markets	MXN	42,194	2,506,174	2,445,520	60,654
Expiring 01/15/16	Standard Chartered PLC	MXN	311,246	18,108,311	18,039,278	69,033
New Taiwanese Dollar,
Expiring 01/29/16	Goldman Sachs & Co.	TWD	358,457	10,946,936	10,914,549	32,387
Expiring 06/21/16	Goldman Sachs & Co.	TWD	82,774	2,504,313	2,527,304	(22,991)
Expiring 06/21/16	Standard Chartered PLC	TWD	662,174	20,087,357	20,217,919	(130,562)
New Zealand Dollar,
Expiring 01/15/16	Goldman Sachs & Co.	NZD	3,175	2,040,328	2,169,470	(129,142)
Polish Zloty,
Expiring 01/29/16	Bank of New York Mellon	PLN	6,582	1,656,046	1,676,628	(20,582)
Singapore Dollar,
Expiring 01/08/16	Standard Chartered PLC	SGD	47,479	33,741,309	33,475,862	265,447
South African Rand,
Expiring 01/21/16	Citigroup Global Markets	ZAR	322,224	21,099,268	20,753,672	345,596
Swedish Krona,
Expiring 01/07/16	Hong Kong & Shanghai Bank	SEK	59,045	6,905,408	6,996,120	(90,712)

				$584,946,084	$584,973,610	(27,526)

						$(1,497,332)

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Cross currency exchange contracts outstanding at December 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Counterparty
OTC cross currency exchange contracts:
01/27/16	Buy	EUR	3,392	GBP	2,408	$138,379	Goldman Sachs & Co.
01/27/16	Buy	EUR	7,915	GBP	5,625	314,833	Goldman Sachs & Co.

						$453,212

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.BBB.6	05/11/63	3.000%	11,150	$(346,466)	$(210,581)	$(135,885)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%	8,500	(264,122)	(110,120)	(154,002)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%	6,600	(204,996)	(107,510)	(97,486)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%	6,000	(186,439)	(80,225)	(106,214)	Morgan Stanley

				$(1,002,023)	$(508,436)	$(493,587)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Republic of Brazil	12/20/20	1.000%	5,525	4.897%	$(912,585)	$(785,697)	(126,888)	JPMorgan Chase

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2015(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.S24	06/20/20	5.000%	12,019	$584,598	$466,584	$(118,014)
CDX.NA.IG.24.V16	06/20/20	1.000%	48,590	424,033	318,083	(105,950)
CDX.NA.IG.24.V16	12/20/20	1.000%	30,300	211,632	172,566	(39,066)

				$1,220,263	$957,233	$(263,030)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2015(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Republic of South Africa	12/20/20	1.000%	2,162	3.319%	$221,246	$157,889	$63,357	JPMorgan Chase
Republic of Turkey	12/20/20	1.000%	3,470	2.675%	261,826	232,031	29,795	JPMorgan Chase

					$483,072	$389,920	$93,152

Cash of $2,190,406 has been segregated with Morgan Stanley to cover requirements for open centrally cleared swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$40,583,528	$—
Corporate Bonds
Australia	—	7,617,083	—
Brazil	—	1,070,265	—
Canada	—	6,025,162	—
China	—	203,369	—
Denmark	—	2,136,894	—
France	—	14,121,971	—
Germany	—	6,416,853	—
Italy	—	6,148,590	—
Mexico	—	3,531,158	—
Netherlands	—	13,858,351	—
New Zealand	—	1,068,049	—
Norway	—	1,263,129	—
Spain	—	11,829,248	—
Sweden	—	6,301,178	—
Switzerland	—	10,208,431	—
United Kingdom	—	18,043,652	—
United States	—	133,785,568	—
Foreign Government Bonds	—	370,882,508	—
Residential Mortgage-Backed Securities	—	20,566,418	—
U.S. Government Agency Obligations	—	15,283,244	—
U.S. Treasury Obligations	—	419,644,267	—
Preferred Stocks
United States	1,673,750	—	—
Affiliated Money Market Mutual Fund	12,050,535	—	—
Option Purchased	—	1,166,372	—
Option Written	—	(583,186)	—
Other Financial Instruments*
Futures	225,953	—	—
OTC Forward Foreign Currency Contracts	—	(1,497,332)	—
OTC Cross Currency Exchange Contracts	—	453,212	—
OTC credit default swaps	—	(1,431,536)	—
Centrally cleared credit default swaps	—	(263,030)	—

Total	$13,950,238	$1,108,433,416	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	37.1%
Foreign Government Bonds	32.8
Banks	8.0
Commercial Mortgage-Backed Securities	3.6
Residential Mortgage-Backed Securities	1.8
U.S. Government Agency Obligations	1.4
Media	1.2
Affiliated Money Market Mutual Fund	1.0
Pipelines	1.0
Telecommunications	0.9
Oil & Gas	0.8
Electric	0.8
Insurance	0.7
Retail	0.6
Diversified Financial Services	0.6
Healthcare—Services	0.5
Auto Manufacturers	0.5
Oil & Gas Services	0.5
Agriculture	0.5
Mining	0.5
Pharmaceuticals	0.5
Multi-National	0.4
Biotechnology	0.4
Foods	0.4
Commercial Services	0.4
Computers	0.4

Healthcare—Products	0.3%
Trucking & Leasing	0.2
Real Estate Investment Trusts (REITs)	0.2
Semiconductors	0.1
Auto Parts & Equipment	0.1
Savings & Loans	0.1
Entertainment	0.1
Environmental Control	0.1
Put Options	0.1
Wireless Telecommunication Services	0.1
Consumer Products	0.1
Containers & Packaging	0.1
Forest Products & Paper	0.1
Water	0.1
Transportation	0.1
Miscellaneous Manufacturing	0.1
Chemicals	0.1
Leisure Time	0.1

99.5
Other assets in excess of other liabilities	0.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$236,907	*	Due from/to broker — variation margin futures	$10,954	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	6,121,445		Unrealized depreciation on OTC forward foreign currency contracts	7,618,777
Foreign exchange contracts	Unaffiliated investments	1,166,372		Options written outstanding, at value	583,186
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	453,212		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	93,152		Unrealized depreciation on OTC swap agreements	620,475
Credit contracts	Premiums paid for OTC swap agreements	389,920		Premiums received for OTC swap agreements	1,294,133
Credit contracts	—	—		Due from/to broker — variation margin swaps	263,030	*

Total		$8,461,008			$10,390,555

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$—	$491,663	$—	$—	$491,663
Foreign exchange contracts	—	66,090	—	—	13,954,675	14,020,765
Credit contracts	(14,900)	35,516	—	688,227	—	708,843

Total	$(14,900)	$101,606	$491,663	$688,227	$13,954,675	$15,221,271

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written		Futures	Swaps		Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$		$225,953	$		$—	$225,953
Foreign exchange contracts	886,758		(322,528)	—		—	(1,044,120)	(479,890)
Credit contracts	—		—	—		(790,353)	—	(790,353)

Total	$886,758		$(322,528)	$225,953		$(790,353)	$(1,044,120)	$(1,044,290)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Contracts - Purchased(4)	Forward Foreign Currency Exchange Contracts - Sold(4)	Cross Currency Exchange Contracts(3)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)
$148,989	$149	$48,198,695	$82,192,033	$60,829,832	$520,759,769	$10,437,297	$2,816	$120,347

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of New York Mellon	$—	$—	$—	$—
Barclays Capital Group	—	—	—	—
BNP Paribas	273,746	(273,746)	—	—
Citigroup Global Markets	406,250	(406,250)	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	1,166,372	—	—	1,166,372
Goldman Sachs & Co.	595,896	(372,827)	—	223,069
Hong Kong & Shanghai Bank	4,742,300	(90,712)	—	4,651,588
JPMorgan Chase	483,072	(483,072)	—	—
Morgan Stanley	—	—	—	—
Standard Chartered PLC	556,465	(556,465)	—	—

	$8,224,101

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of New York Mellon	$(22,294)	$—	$—	$(22,294)
Barclays Capital Group	(14,874)	—	—	(14,874)
BNP Paribas	(432,413)	273,746	—	(158,667)
Citigroup Global Markets	(1,619,407)	406,250	—	(1,213,157)
Credit Suisse First Boston Corp.	(583,186)	—	584,626	—
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	(372,827)	372,827	—	—
Hong Kong & Shanghai Bank	(90,712)	90,712	—	—
JPMorgan Chase	(912,585)	483,072	—	(429,513)
Morgan Stanley	(1,002,023)	—	1,038,198	—
Standard Chartered PLC	(5,066,250)	556,465	—	(4,509,785)

	$(10,116,571)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST AB GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,131,652,146)	$1,113,429,038
Affiliated investments (cost $12,050,535)	12,050,535
Foreign currency, at value (cost $17,020,257)	17,434,729
Deposit with Broker for futures and centrally cleared swaps	3,141,527
Dividends and interest receivable	7,928,692
Unrealized appreciation on OTC forward foreign currency contracts	6,121,445
Receivable for investments sold	530,000
Unrealized appreciation on OTC cross currency exchange contracts	453,212
Premiums paid for OTC swap agreements	389,920
Unrealized appreciation on OTC swap agreements	93,152
Receivable for fund share sold	20,935
Tax reclaim receivable	16,524
Due from broker—variation margin swaps	3,720
Prepaid expenses	920

Total Assets	1,161,614,349

LIABILITIES:
Payable for investments purchased	18,788,435
Unrealized depreciation on OTC forward foreign currency contracts	7,618,777
Payable to custodian	1,320,797
Premiums received for OTC swap agreements	1,294,133
Unrealized depreciation on OTC swap agreements	620,475
Options written outstanding, at value (premiums received $260,658)	583,186
Advisory fees payable	226,648
Due to broker—variation margin futures	130,279
Accrued expenses and other liabilities	110,429
Payable for fund share repurchased	43,379
Distribution fee payable	30,758
Affiliated transfer agent fee payable	340

Total Liabilities	30,767,636

NET ASSETS	$1,130,846,713

Net assets were comprised of:
Paid-in capital	$1,132,691,740
Retained earnings	(1,845,027)

Net assets, December 31, 2015	$1,130,846,713

Net asset value and redemption price per share, $1,130,846,713 / 112,226,429 outstanding shares of beneficial interest	$10.08

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through December 31, 2015

INCOME
Interest income	$6,797,024
Affiliated dividend income	58,653
Unaffiliated dividend income (net of $16,190 foreign withholding tax)	31,260

6,886,937

EXPENSES
Advisory fees	2,379,059
Distribution fee	945,089
Custodian and accounting fees	78,000
Audit fee	40,000
Legal fees and expenses	10,000
Trustees’ fees	6,000
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Insurance expenses	1,000
Loan interest expense	328
Miscellaneous	4,676

Total expenses	3,472,152

NET INVESTMENT INCOME	3,414,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	622,689
Futures transactions	491,663
Options written transactions	101,606
Swap agreements transactions	688,227
Foreign currency transactions	12,659,848

14,564,033

Net change in unrealized appreciation (depreciation) on:
Investments	(18,223,108)
Futures	225,953
Options written	(322,528)
Swap agreements	(790,353)
Foreign currencies	(713,809)

(19,823,845)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(5,259,812)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,845,027)

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,414,785
Net realized gain on investment and foreign currency transactions	14,564,033
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(19,823,845)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(1,845,027)

FUND SHARE TRANSACTIONS:
Fund share sold [114,891,033 shares]	1,159,590,107
Fund share repurchased [2,664,604 shares]	(26,898,367)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,132,691,740

TOTAL INCREASE IN NET ASSETS	1,130,846,713
NET ASSETS:
Beginning of period	—

End of period	$1,130,846,713

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 93.1%
EXCHANGE TRADED FUNDS	Shares	Value (Note 2)
Alerian MLP ETF	48,989	$590,317
iShares 10+ Year Credit Bond ETF	33,159	1,846,293
iShares 1-3 Year Credit Bond ETF	40,767	4,264,228
iShares CMBS ETF	26,280	1,328,717
iShares Core High Dividend ETF	27,282	2,002,772
iShares Emerging Markets Dividend ETF	26,935	811,013
iShares Europe ETF	16,785	673,246
iShares iBoxx $ High Yield Corporate Bond ETF	87,479	7,049,058
iShares Intermediate Credit Bond ETF	9,880	1,059,926
iShares International Select Dividend ETF	76,294	2,190,401
iShares Select Dividend ETF	10,698	803,955
iShares US Preferred Stock ETF	69,140	2,686,089

TOTAL LONG-TERM INVESTMENTS (cost $26,839,150)		25,306,015

SHORT-TERM INVESTMENT — 6.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,885,308)(w)(Note 4)	1,885,308	1,885,308

TOTAL INVESTMENTS — 100.0% (cost $28,724,458)		27,191,323
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — 0.0%		(8,017)

NET ASSETS — 100.0%		$27,183,306

See the Glossary for abbreviations used in the annual report.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Position:
3	10 Year Australian Treasury Bonds	Mar. 2016	$2,090,771	$2,090,968	$197

Short Positions:
3	2 Year U.S. Treasury Notes	Mar. 2016	652,758	651,703	1,055
9	5 Year U.S. Treasury Notes	Mar. 2016	1,067,133	1,064,883	2,250
21	10 Year U.S. Treasury Notes	Mar. 2016	2,648,767	2,644,031	4,736
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	315,844	317,375	(1,531)
2	90 Day Euro Dollar	Mar. 2016	272,875	272,150	725
12	Euro STOXX 50	Mar. 2016	424,019	428,008	(3,989)
3	S&P 500 E-Mini	Mar. 2016	301,478	305,310	(3,832)

					(586)

					$(389)

(1)	Cash of $116,070 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$25,306,015	$—	$—
Affiliated Money Market Mutual Fund	1,885,308	—	—
Other Financial Instruments*
Futures Contracts	(389)	—	—

Total	$27,190,934	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Exchange Traded Funds	93.1%
Affiliated Money Market Mutual Fund	6.9

100.0
Liabilities in excess of other assets	—

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$8,963	*	Due from/to broker — variation margin futures	$1,531	*
Equity contracts	—	—		Due from/to broker — variation margin futures	7,821	*

Total		$8,963			$9,352

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(11,831)
Foreign exchange contracts	88,933
Equity contracts	6,484

Total	$83,586

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$7,432
Equity contracts	(16,386)

Total	$(8,954)

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)
$829,428	$3,474,995

(1)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $26,839,150)	$25,306,015
Affiliated investments (cost $1,885,308)	1,885,308
Foreign currency, at value (cost $21,166)	21,142
Deposit with Broker for futures	116,070
Receivable for fund share sold	8,746
Dividends receivable	393
Prepaid expenses	479

Total Assets	27,338,153

LIABILITIES:
Payable for fund share repurchased	81,104
Accrued expenses and other liabilities	41,489
Due to broker—variation margin futures	28,153
Advisory fees payable	2,993
Distribution fee payable	768
Affiliated transfer agent fee payable	340

Total Liabilities	154,847

NET ASSETS	$27,183,306

Net assets were comprised of:
Paid-in capital	$28,421,966
Retained earnings	(1,238,660)

Net assets, December 31, 2015	$27,183,306

Net asset value and redemption price per share, $27,183,306 / 2,830,296 outstanding shares of beneficial interest	$9.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$899,388
Affiliated dividend income	2,425

901,813

EXPENSES
Advisory fees	184,310
Distribution fee	41,907
Custodian and accounting fees	46,000
Audit fee	28,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Insurance expenses	1,000
Miscellaneous	7,772

Total expenses	341,989
Less: advisory fee waivers and/or expense reimbursement	(176,464)

Net expenses	165,525

NET INVESTMENT INCOME	736,288

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(679,773)
Futures transactions	83,586
Foreign currency transactions	(530)

(596,717)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,344,146)
Futures	(8,954)
Foreign currencies	(70)

(1,353,170)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(1,949,887)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,213,599)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$736,288	$211,527
Net realized loss on investment and foreign currency transactions	(596,717)	(56,164)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,353,170)	(180,424)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(1,213,599)	(25,061)

FUND SHARE TRANSACTIONS:
Fund share sold [2,362,014 and 1,385,913 shares, respectively]	23,528,382	13,924,096
Fund share repurchased [686,735 and 230,896 shares, respectively]	(6,694,745)	(2,335,767)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	16,833,637	11,588,329

TOTAL INCREASE IN NET ASSETS	15,620,038	11,563,268
NET ASSETS:
Beginning of period	11,563,268	—

End of period	$27,183,306	$11,563,268

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 69.4%
EXCHANGE TRADED FUNDS — 37.4%		Shares		Value (Note 2)
iShares iBoxx $ High Yield Corporate Bond ETF			11,097	$894,196
iShares iBoxx $ Investment Grade Corporate Bond ETF			5,146	586,695
iShares JPMorgan USD Emerging Markets Bond ETF			3,884	410,850
iShares MSCI Canada ETF			3,153	67,790
iShares MSCI Germany ETF			2,445	64,035
iShares US Real Estate ETF			6,339	476,122
PowerShares DB Gold Fund*			2,500	86,650

TOTAL EXCHANGE TRADED FUNDS (cost $2,680,028)				2,586,338

UNAFFILIATED FUND — 5.9%
Columbia Commodity Strategy Fund (Class Z Stock)* (cost $481,815)			82,744	411,239

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN GOVERNMENT BONDS — 13.1%
Belgium Government Bond (Belgium),
Unsec’d. Notes
2.600%	06/22/24	EUR	30	37,566
Bundesrepublik Deutschland (Germany),
Bonds
2.500%	08/15/46	EUR	10	13,555
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18	EUR	50	59,232
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	15	17,693
France Government Bond OAT (France),
Bonds
0.250%	07/25/24	EUR	150	174,194
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
2.550%	09/15/41	EUR	40	59,277
3.100%	09/15/26	EUR	5	7,183
Bonds, TIPS
2.100%	09/15/21	EUR	15	19,679
2.350%	09/15/19	EUR	15	19,779
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
1.700%	09/20/44	JPY	12,500	115,011
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	MXN	500	30,013
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	30	20,783
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
5.850%	01/31/22	EUR	30	41,908
Sweden Inflation Linked Bond (Sweden),
Bonds
1.000%	06/01/25	SEK	65	8,794

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds
0.125%	03/22/44	GBP	80	$157,125
0.750%	03/22/34	GBP	60	124,461

TOTAL FOREIGN GOVERNMENT BONDS (cost $928,953)				906,253

U.S. GOVERNMENT AGENCY
OBLIGATIONS — 5.3%
Federal National Mortgage Assoc.
2.500%	TBA		65	65,514
3.500%	TBA		65	67,062
4.000%	TBA		65	68,781
5.000%	TBA		65	71,544
Government National Mortgage Assoc.
3.500%	TBA		90	93,822

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $366,841)				366,723

U.S. TREASURY OBLIGATIONS — 7.7%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	01/15/24		65	65,505
0.750%	02/15/42-02/15/45		155	138,505
1.375%	02/15/44		110	114,245
2.125%	02/15/40		75	97,168
2.375%	01/15/25-01/15/27		70	96,859
2.500%	01/15/29		15	19,685

TOTAL U.S. TREASURY OBLIGATIONS (cost $543,614)				531,967

TOTAL LONG-TERM INVESTMENTS (cost $5,001,251)				4,802,520

		Shares
SHORT-TERM INVESTMENT — 34.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $2,400,041)(w)(Note 4)			2,400,041	2,400,041

TOTAL INVESTMENTS — 104.1% (cost $7,401,292)				7,202,561

LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (4.1)%				(281,900)

NET ASSETS — 100.0%				$6,920,661

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
2	3 Year Australian Treasury Bonds	Mar. 2016	$438,425	$439,007	$582
2	5 Year U.S. Treasury Notes	Mar. 2016	237,320	236,641	(679)
1	10 Year U.K. Gilt	Mar. 2016	172,763	172,143	(620)
6	10 Year U.S. Treasury Notes	Mar. 2016	756,687	755,438	(1,249)
1	20 Year U.S. Treasury Bonds	Mar. 2016	153,125	153,750	625
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	157,227	158,688	1,461
1	Euro-BTP Italian Government Bond	Mar. 2016	151,396	149,885	(1,511)
3	Euro-OAT	Mar. 2016	491,102	489,203	(1,899)
10	Mini MSCI EAFE Index	Mar. 2016	832,690	849,100	16,410
6	Mini MSCI Emerging Markets Index	Mar. 2016	227,865	236,250	8,385
10	S&P 500 E-Mini	Mar. 2016	999,525	1,017,700	18,175
1	Short-Term Euro-BTP Italian Government Bond	Mar. 2016	123,086	122,956	(130)

					39,550

Short Positions:
1	5 Year Euro-Bobl	Mar. 2016	142,789	142,006	783
2	5 Year U.S. Treasury Notes	Mar. 2016	237,297	236,641	656
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	157,227	158,688	(1,461)

					(22)

					$39,528

(1)	Cash of $112,062 has been segregated with J.P. Morgan to cover requirement for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/19/16	Citigroup Global Markets	AUD	35	$25,472	$25,480	$(8)
British Pound,
Expiring 01/19/16	Standard Chartered PLC	GBP	171	259,280	252,102	7,178
Expiring 01/19/16	Standard Chartered PLC	GBP	77	116,752	113,520	3,232
Expiring 01/19/16	Standard Chartered PLC	GBP	20	30,437	29,485	952
Canadian Dollar,
Expiring 01/19/16	Citigroup Global Markets	CAD	70	51,434	50,591	843
Danish Krone,
Expiring 01/19/16	Credit Suisse First Boston Corp.	DKK	60	8,806	8,742	64
Euro,
Expiring 01/19/16	Standard Chartered PLC	EUR	287	314,211	312,048	2,163
Expiring 01/19/16	Standard Chartered PLC	EUR	225	246,333	244,637	1,696
Expiring 01/19/16	Standard Chartered PLC	EUR	73	79,921	79,371	550
Expiring 01/19/16	Standard Chartered PLC	EUR	41	45,077	44,578	499
Hong Kong Dollar,
Expiring 01/19/16	Standard Chartered PLC	HKD	450	58,070	58,073	(3)
Japanese Yen,
Expiring 01/19/16	Standard Chartered PLC	JPY	13,236	108,966	110,167	(1,201)
Expiring 01/19/16	Standard Chartered PLC	JPY	500	4,116	4,161	(45)
Mexican Peso,
Expiring 01/19/16	Standard Chartered PLC	MXN	527	30,575	30,535	40
New Zealand Dollar,
Expiring 01/19/16	UBS AG	NZD	32	21,558	21,857	(299)
Norwegian Krone,
Expiring 01/19/16	Hong Kong & Shanghai Bank	NOK	30	3,468	3,389	79
Singapore Dollar,
Expiring 01/19/16	Citigroup Global Markets	SGD	45	32,041	31,716	325
Swedish Krona,
Expiring 01/19/16	Hong Kong & Shanghai Bank	SEK	175	20,572	20,743	(171)

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swedish Krona (continued)
Expiring 01/19/16	Hong Kong & Shanghai Bank	SEK	76	$8,934	$9,008	$(74)
Swiss Franc,
Expiring 01/19/16	Standard Chartered PLC	CHF	65	65,830	64,950	880

				$1,531,853	$1,515,153	$16,700

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$2,586,338	$—	$—
Unaffiliated Fund	411,239	—	—
Foreign Government Bonds	—	906,253	—
U.S. Government Agency Obligations	—	366,723	—
U.S. Treasury Obligations	—	531,967	—
Affiliated Money Market Mutual Fund	2,400,041	—	—
Other Financial Instruments*
Futures Contracts	39,528	—	—
OTC Forward Foreign Currency Contracts	—	16,700	—

Total	$5,437,146	$1,821,643	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Exchange Traded Funds	37.4%
Affiliated Money Market Mutual Fund	34.7
Foreign Government Bonds	13.1
U.S. Treasury Obligations	7.7

Unaffiliated Fund	5.9%
U.S. Government Agency Obligations	5.3

104.1
Liabilities in excess of other assets	(4.1)

100.0%

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$4,107	*	Due from/to broker — variation margin futures	$7,549	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	18,501		Unrealized depreciation on OTC forward foreign currency contracts	1,801
Equity contracts	Due from/to broker — variation margin futures	42,970	*	—	—

Total		$65,578			$9,350

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Contracts(1)
Interest rate contracts	$33,616	$—
Foreign exchange contracts	—	8,473
Equity contracts	(145,433)	—

Total	$(111,817)	$8,473

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Contracts(2)
Interest rate contracts	$(3,442)	$—
Foreign exchange contracts	—	16,700
Equity contracts	42,970	—

Total	$39,528	$16,700

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Contracts - Sold(2)
$3,909,052	$480,602	$1,424,433

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Citigroup Global Markets	$1,168	$(8)	$—	$1,160
Credit Suisse First Boston Corp.	64	—	—	64
Hong Kong & Shanghai Bank	79	(79)	—	—
Standard Chartered PLC	17,190	(1,249)	—	15,941
UBS AG	—	—	—	—

	$18,501

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Citigroup Global Markets	$(8)	$8	$—	$—
Credit Suisse First Boston Corp.	—	—	—	—
Hong Kong & Shanghai Bank	(245)	79	—	(166)
Standard Chartered PLC	(1,249)	1,249	—	—
UBS AG	(299)	—	—	(299)

	$(1,801)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $5,001,251)	$4,802,520
Affiliated investments (cost $2,400,041)	2,400,041
Foreign currency, at value (cost $20,933)	20,887
Deposit with Broker for futures	112,062
Unrealized appreciation on OTC forward foreign currency contracts	18,501
Receivable for fund share sold	14,406
Dividends and interest receivable	7,899
Prepaid expenses	479

Total Assets	7,376,795

LIABILITIES:
Payable for investments purchased	366,841
Accrued expenses and other liabilities	61,951
Due to broker—variation margin futures	18,817
Payable to custodian	4,372
Advisory fees payable	1,812
Unrealized depreciation on OTC forward foreign currency contracts	1,801
Affiliated transfer agent fee payable	340
Distribution fee payable	193
Payable for fund share repurchased	7

Total Liabilities	456,134

NET ASSETS	$6,920,661

Net assets were comprised of:
Paid-in capital	$7,138,174
Retained earnings	(217,513)

Net assets, December 31, 2015	$6,920,661

Net asset value and redemption price per share, $6,920,661 / 718,094 outstanding shares of beneficial interest	$9.64

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through December 31, 2015

INCOME
Unaffiliated dividend income (net of $6,815 foreign withholding tax)	$42,639
Interest income	17,179
Affiliated dividend income	2,133

61,951

EXPENSES
Advisory fees	24,284
Distribution fee	6,458
Audit fee	40,000
Custodian and accounting fees	21,000
Legal fees and expenses	9,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Shareholders’ reports	2,000
Miscellaneous	6,703

Total expenses	119,445
Less: advisory fee waivers and/or expense reimbursement	(87,808)

Net expenses	31,637

NET INVESTMENT INCOME	30,314

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(1,973)
Futures transactions	(111,817)
Foreign currency transactions	8,549

(105,241)

Net change in unrealized appreciation (depreciation) on:
Investments	(198,731)
Futures	39,528
Foreign currencies	16,617

(142,586)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(247,827)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(217,513)

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$30,314
Net realized loss on investment and foreign currency transactions	(105,241)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(142,586)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(217,513)

FUND SHARE TRANSACTIONS:
Fund share sold [726,708 shares]	7,222,772
Fund share repurchased [8,614 shares]	(84,598)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,138,174

TOTAL INCREASE IN NET ASSETS	6,920,661
NET ASSETS:
Beginning of period	—

End of period	$6,920,661

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 96.1%
COMMON STOCKS — 34.4%	Shares	Value (Note 2)
Aerospace & Defense — 1.4%
Boeing Co. (The)	260	$37,593
General Dynamics Corp.	260	35,714

		73,307

Airlines — 0.7%
Alaska Air Group, Inc.	487	39,208

Auto Components — 0.6%
Lear Corp.	270	33,164

Banks — 2.7%
Citigroup, Inc.	650	33,637
PNC Financial Services Group, Inc. (The)	400	38,124
SunTrust Banks, Inc.	870	37,271
Wells Fargo & Co.	632	34,355

		143,387

Beverages — 0.7%
Dr. Pepper Snapple Group, Inc.	400	37,280

Biotechnology — 2.0%
AbbVie, Inc.	600	35,544
Amgen, Inc.	217	35,226
Gilead Sciences, Inc.	340	34,405

		105,175

Capital Markets — 1.3%
Ameriprise Financial, Inc.	320	34,054
Goldman Sachs Group, Inc. (The)	190	34,244

		68,298

Chemicals — 0.5%
LyondellBasell Industries NV (Class A Stock)	304	26,418

Communications Equipment — 0.7%
Cisco Systems, Inc.	1,360	36,931

Containers & Packaging — 0.5%
Sealed Air Corp.	600	26,760

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	640	22,022
Verizon Communications, Inc.	500	23,110

		45,132

Electric Utilities — 0.5%
Xcel Energy, Inc.	739	26,537

Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	967	40,653

Energy Equipment & Services — 0.5%
Schlumberger Ltd.	387	26,993

Food & Staples Retailing — 1.4%
CVS Health Corp.	360	35,197
Kroger Co. (The)	1,010	42,248

		77,445

Health Care Equipment & Supplies — 0.1%
STERIS PLC	60	4,520

Health Care Providers & Services — 2.0%
Aetna, Inc.	320	34,598
Cardinal Health, Inc.	380	33,923

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
McKesson Corp.	190	$37,474

		105,995

Hotels, Restaurants & Leisure — 0.7%
Royal Caribbean Cruises Ltd.	394	39,877

Household Durables — 0.6%
D.R. Horton, Inc.	1,040	33,311

Household Products — 0.7%
Kimberly-Clark Corp.	314	39,972

Industrial Conglomerates — 0.7%
General Electric Co.	1,240	38,626

Insurance — 1.0%
Hartford Financial Services Group, Inc. (The)	710	30,857
Principal Financial Group, Inc.	520	23,390

		54,247

Internet Software & Services — 0.7%
Alphabet, Inc. (Class A Stock)*	52	40,456

IT Services — 1.3%
Amdocs Ltd.	650	35,471
Broadridge Financial Solutions, Inc.	612	32,883

		68,354

Machinery — 0.7%
Stanley Black & Decker, Inc.	360	38,423

Media — 1.1%
Comcast Corp. (Class A Stock)	508	28,666
Interpublic Group of Cos., Inc. (The)	1,300	30,264

		58,930

Multiline Retail — 0.6%
Target Corp.	470	34,127

Multi-Utilities — 0.5%
CMS Energy Corp.	735	26,519

Oil, Gas & Consumable Fuels — 1.7%
Chevron Corp.	344	30,946
Exxon Mobil Corp.	396	30,868
Tesoro Corp.	284	29,925

		91,739

Pharmaceuticals — 1.3%
Johnson & Johnson	336	34,514
Pfizer, Inc.	1,080	34,862

		69,376

Real Estate Investment Trusts (REITs) — 0.7%
Omega Healthcare Investors, Inc.	1,010	35,330

Semiconductors & Semiconductor Equipment — 2.0%
Lam Research Corp.	530	42,093
Qorvo, Inc.*	660	33,594
Skyworks Solutions, Inc.	420	32,269

		107,956

Software — 0.7%
Microsoft Corp.	725	40,223

Specialty Retail — 0.7%
Lowe’s Cos., Inc.	475	36,119

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	350	$36,841

Tobacco — 0.8%
Reynolds American, Inc.	896	41,350

TOTAL COMMON STOCKS (cost $1,873,883)		1,848,979

EXCHANGE TRADED FUNDS — 18.9%
IndexIQ ETF Trust - IQ Hedge Multi-Strategy
Tracker ETF	7,510	213,735
iShares MSCI EAFE ETF	6,350	373,063
Vanguard FTSE Developed Markets ETF	11,620	426,686

TOTAL EXCHANGE TRADED FUNDS (cost $1,086,128)		1,013,484

UNAFFILIATED FUNDS — 11.0%
ASG Global Alternatives Fund	15,230	162,043
Aston/River Road Long-Short Fund	19,575	215,522
Touchstone Merger Arbitrage Fund*	19,965	215,817

TOTAL UNAFFILIATED FUNDS (cost $609,207)		593,382

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.2%
Non-Residential Mortgage-Backed Securities — 1.2%
United States Small Business Administration,
Series 2010-20I, Class 1
3.210%	09/01/30	26	26,507
Series 2014-20L, Class 1
2.700%	12/01/34	38	37,816

TOTAL ASSET-BACKED SECURITIES (cost $64,279)			64,323

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.8%
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4
5.431%	10/15/49	30	30,100
Series 2007-C6, Class A4
5.710%(c)	12/10/49	30	31,001
COMM Mortgage Trust,
Series 2014-CR20, Class AM
3.938%	11/10/47	30	30,741
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-CB18, Class A4
5.440%	06/12/47	27	27,696
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class AS
3.580%	02/15/48	30	29,714

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $151,796)			149,252

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 15.4%
Auto Manufacturers — 0.3%
Ford Motor Co.,
Sr. Unsec’d. Notes
7.500%	08/01/26	15	$17,813

Banks — 3.0%
Bank of America Corp.,
Sub. Notes, MTN
4.000%	01/22/25	20	19,579
Bank One Michigan,
Sub. Notes
8.250%	11/01/24	25	32,195
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.875%	10/25/23	20	20,668
Citizens Financial Group, Inc.,
Sub. Notes
4.300%	12/03/25	10	10,053
CoBank ACB,
Sub. Notes, 144A
7.875%	04/16/18	20	22,389
Cooperative Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
3.950%	11/09/22	20	20,244
Morgan Stanley,
Sub. Notes
5.000%	11/24/25	20	21,231
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/29/49	15	15,131

			161,490

Chemicals — 0.3%
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.875%	04/01/23	15	18,239

Computers — 0.4%
International Business Machines Corp.,
Sr. Unsec’d. Notes
7.625%	10/15/18	20	23,054

Diversified Financial Services — 3.3%
Abay Leasing 2014 LLC,
Gov’t. Gtd. Notes
2.654%	11/09/26	46	46,184
Export Leasing 2009 LLC,
Gov’t. Gtd. Notes
1.859%	08/28/21	56	56,213
Gate Capital Cayman Two Ltd. (Cayman Islands),
Gov’t. Gtd. Notes
3.550%	06/11/21	52	54,804
Scottrade Financial Services, Inc.,
Sr. Unsec’d. Notes, 144A
6.125%	07/11/21	20	21,045

			178,246

Engineering & Construction — 0.5%
SBA Tower Trust,
Mortgage, 144A
2.933%	12/15/42	25	25,296

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance — 1.5%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/35	25	$22,051
Manulife Financial Corp. (Canada),
Sr. Unsec’d. Notes
4.900%	09/17/20	25	27,210
New England Mutual Life Insurance Co.,
Sub. Notes, 144A
7.875%	02/15/24	25	30,882

			80,143

Machinery-Diversified — 0.5%
Cummins, Inc.,
Sr. Unsec’d. Notes
7.125%	03/01/28	20	26,205

Miscellaneous Manufacturing — 0.5%
General Electric Co.,
Jr. Sub. Notes
4.000%(c)	12/29/49	24	24,000

Oil & Gas — 0.6%
Petroleos Mexicanos (Mexico),
Gov’t. Gtd. Notes
2.460%	12/15/25	30	29,972

Oil & Gas Services — 0.3%
Baker Hughes, Inc.,
Sr. Unsec’d. Notes
6.875%	01/15/29	15	17,834

Real Estate Investment Trusts (REITs) — 1.1%
Corrections Corp. of America,
Gtd. Notes
4.125%	04/01/20	15	14,850
Omega Healthcare Investors, Inc.,
Gtd. Notes
5.875%	03/15/24	20	20,700
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.750%	06/01/21	20	21,300

			56,850

Retail — 0.4%
CVS Health Corp.,
Sr. Unsec’d. Notes
4.875%	07/20/35	20	20,650

Software — 1.1%
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.950%	09/01/20	15	15,547
Fidelity National Information Services, Inc.,
Gtd. Notes
5.000%	03/15/22	20	20,787
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.700%	06/01/20	25	24,793

			61,127

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications — 0.2%
Frontier Communications Corp.,
Sr. Unsec’d. Notes, 144A
10.500%	09/15/22	10	$9,963

Transportation — 1.4%
Burlington Northern and Santa Fe Railway Co.
Pass-Through Trust,
Pass-Through Certificates
5.629%	04/01/24	25	27,816
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
3.500%	06/01/17	25	25,541
Union Pacific Railroad Co. Pass-Through Trust,
Pass-Through Certificates
3.227%	05/14/26	24	24,084

			77,441

TOTAL CORPORATE BONDS (cost $831,966)			828,323

MUNICIPAL BONDS — 1.0%
California — 0.6%
State of California,
General Obligation Unlimited, BABs
7.950%	03/01/36	30	35,559

Illinois — 0.2%
Chicago Transit Authority,
Revenue Bonds, BABs
5.470%	12/01/23	10	10,722

Kansas — 0.2%
Kansas Development Finance Authority,
Revenue Bonds
4.727%	04/15/37	10	9,996

TOTAL MUNICIPAL BONDS (cost $56,470)			56,277

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
Freddie Mac REMICS,
Series 3994, Class AE
1.625%	02/15/22	43	43,507
Government National Mortgage Assoc.,
Series 2011-42, Class B
3.708%(c)	07/16/47	27	27,357

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $70,854)			70,864

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.1%
Federal Home Loan Mortgage Corp.
3.500%	08/01/34	33	33,996
Federal National Mortgage Assoc.
4.500%	04/01/41-08/01/41	42	45,299
Government National Mortgage Assoc.
3.500%	11/20/42	16	16,384

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Overseas Private Investment Corp., Gov’t. Gtd. Notes
0.233%(s)	06/10/18	15	$15,068

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $110,701)			110,747

U.S. TREASURY OBLIGATIONS — 8.0%
U.S. Treasury Bonds
3.750%	11/15/43	45	51,831
4.500%	02/15/36	35	44,855
5.250%	11/15/28	25	32,663
U.S. Treasury Notes
2.625%	08/15/20	135	140,236
2.750%	02/15/24	30	31,248
3.250%	03/31/17	125	128,594

TOTAL U.S. TREASURY OBLIGATIONS (cost $431,183)			429,427

TOTAL LONG-TERM INVESTMENTS (cost $5,286,467)			5,165,058

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 5.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —
Prudential Core Taxable Money Market Fund
(cost $275,128)(w)(Note 4)	275,128	$275,128

TOTAL INVESTMENTS — 101.2% (cost $5,561,595)		5,440,186
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.2)%		(65,169)

NET ASSETS — 100.0%		$5,375,017

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,848,979	$—	$—
Exchange Traded Funds	1,013,484	—	—
Unaffiliated Funds	593,382	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	64,323	—
Commercial Mortgage-Backed Securities	—	149,252	—
Corporate Bonds	—	828,323	—
Municipal Bonds	—	56,277	—
Residential Mortgage-Backed Securities	—	70,864	—
U.S. Government Agency Obligations	—	110,747	—
U.S. Treasury Obligations	—	429,427	—
Affiliated Money Market Mutual Fund	275,128	—	—

Total	$3,730,973	$1,709,213	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Exchange Traded Funds	18.9%
Unaffiliated Funds	11.0
U.S. Treasury Obligations	8.0
Banks	5.7
Affiliated Money Market Mutual Fund	5.1
Diversified Financial Services	3.3
Commercial Mortgage-Backed Securities	2.8
Insurance	2.5
U.S. Government Agency Obligations	2.1
Semiconductors & Semiconductor Equipment	2.0
Health Care Providers & Services	2.0
Biotechnology	2.0
Software	1.9
Real Estate Investment Trusts (REITs)	1.7
Oil, Gas & Consumable Fuels	1.7
Food & Staples Retailing	1.4
Transportation	1.4
Aerospace & Defense	1.4
Residential Mortgage-Backed Securities	1.3
Pharmaceuticals	1.3
IT Services	1.3
Capital Markets	1.3
Non-Residential Mortgage-Backed Securities	1.2
Media	1.1
Municipal Bonds	1.0
Diversified Telecommunication Services	0.8
Chemicals	0.8
Tobacco	0.8
Electronic Equipment, Instruments & Components	0.8
Internet Software & Services	0.8

Household Products	0.7%
Hotels, Restaurants & Leisure	0.7
Airlines	0.7
Industrial Conglomerates	0.7
Machinery	0.7
Beverages	0.7
Communications Equipment	0.7
Technology Hardware, Storage & Peripherals	0.7
Specialty Retail	0.7
Multiline Retail	0.6
Household Durables	0.6
Auto Components	0.6
Oil & Gas	0.6
Energy Equipment & Services	0.5
Containers & Packaging	0.5
Electric Utilities	0.5
Multi-Utilities	0.5
Machinery-Diversified	0.5
Engineering & Construction	0.5
Miscellaneous Manufacturing	0.4
Computers	0.4
Retail	0.4
Oil & Gas Services	0.3
Auto Manufacturers	0.3
Telecommunications	0.2
Health Care Equipment & Supplies	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $5,286,467)	$5,165,058
Affiliated investments (cost $275,128)	275,128
Dividends and interest receivable	18,041
Prepaid expenses	479

Total Assets	5,458,706

LIABILITIES:
Accrued expenses and other liabilities	63,461
Payable for investments purchased	17,257
Advisory fees payable	2,288
Affiliated transfer agent fee payable	340
Payable to custodian	181
Distribution fee payable	153
Payable for fund share repurchased	9

Total Liabilities	83,689

NET ASSETS	$5,375,017

Net assets were comprised of:
Paid-in capital	$5,513,875
Retained earnings	(138,858)

Net assets, December 31, 2015	$5,375,017

Net asset value and redemption price per share, $5,375,017 / 552,626 outstanding shares of beneficial interest	$9.73

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through December 31, 2015

INCOME
Unaffiliated dividend income (net of $43 foreign withholding tax)	$28,219
Interest income	21,146
Affiliated dividend income	258

49,623

EXPENSES
Advisory fees	17,512
Distribution fee	5,916
Audit fee	40,000
Custodian and accounting fees	23,000
Legal fees and expenses	10,000
Trustees’ fees	5,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Shareholders’ reports	3,000
Miscellaneous	6,893

Total expenses	115,321
Less: advisory fee waivers and/or expense reimbursement	(89,999)

Net expenses	25,322

NET INVESTMENT INCOME	24,301

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(48,958)
Net capital gain distribution received	7,208

(41,750)

Net change in unrealized appreciation (depreciation) on investments	(121,409)

NET LOSS ON INVESTMENTS	(163,159)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(138,858)

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$24,301
Net realized loss on investment transactions	(41,750)
Net change in unrealized appreciation (depreciation) on investments	(121,409)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(138,858)

FUND SHARE TRANSACTIONS:
Fund share sold [555,505 shares]	5,542,286
Fund share repurchased [2,879 shares]	(28,411)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,513,875

TOTAL INCREASE IN NET ASSETS	5,375,017
NET ASSETS:
Beginning of period	—

End of period	$5,375,017

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENTS — 98.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 41.5%		Shares		Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $2,305,848)(w)(Note 4)			2,305,848	$2,305,848

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS(n) — 30.0%
Canadian Treasury Bills (Canada)
0.444%	08/25/16	CAD	1,209	870,870
Italy Buoni Ordinari del Tesoro Bot (Italy)
0.035%	08/12/16	EUR	330	358,722
Spain Letras del Tesoro (Spain)
0.010%	04/08/16	EUR	400	434,848

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $1,725,651)				1,664,440

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(n) — 27.0%
U.S. Treasury Bills (cost $1,498,601)
0.169%	07/21/16	1,500	$1,495,775

TOTAL SHORT-TERM INVESTMENTS (cost $5,530,100)			5,466,063

TOTAL INVESTMENTS — 98.5% (cost $5,530,100)			5,466,063

OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 1.5%			85,159

NET ASSETS — 100.0%			$5,551,222

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Barclays Capital Group	AUD	411	$298,653	$298,229	$(424)
Expiring 03/16/16	Morgan Stanley	AUD	2,097	1,526,181	1,521,908	(4,273)
Expiring 03/16/16	Morgan Stanley	AUD	741	540,999	538,237	(2,762)
Expiring 03/16/16	Morgan Stanley	AUD	172	122,256	124,724	2,468
British Pound,
Expiring 03/16/16	Barclays Capital Group	GBP	523	777,010	771,381	(5,629)
Expiring 03/16/16	Barclays Capital Group	GBP	151	224,599	221,892	(2,707)
Expiring 03/16/16	Barclays Capital Group	GBP	115	173,265	169,712	(3,553)
Expiring 03/16/16	Morgan Stanley	GBP	166	247,008	244,228	(2,780)
Expiring 03/16/16	Morgan Stanley	GBP	91	135,265	133,937	(1,328)
Canadian Dollar,
Expiring 03/16/16	Barclays Capital Group	CAD	1,106	805,838	799,158	(6,680)
Expiring 03/16/16	Barclays Capital Group	CAD	889	655,712	642,359	(13,353)
Expiring 03/16/16	Barclays Capital Group	CAD	785	570,260	567,454	(2,806)
Expiring 03/16/16	Barclays Capital Group	CAD	743	547,058	537,323	(9,735)
Expiring 03/16/16	Barclays Capital Group	CAD	655	469,571	473,119	3,548
Expiring 03/16/16	Morgan Stanley	CAD	1,056	781,521	763,355	(18,166)
Expiring 03/16/16	Morgan Stanley	CAD	546	400,164	394,814	(5,350)
Expiring 03/16/16	Morgan Stanley	CAD	503	376,580	363,759	(12,821)
Expiring 03/16/16	Morgan Stanley	CAD	260	187,678	187,837	159
Euro,
Expiring 03/16/16	Barclays Capital Group	EUR	451	490,385	491,582	1,197
Expiring 03/16/16	Barclays Capital Group	EUR	228	249,918	248,104	(1,814)
Expiring 03/16/16	Barclays Capital Group	EUR	212	230,463	230,345	(118)
Expiring 03/16/16	Barclays Capital Group	EUR	192	208,447	209,397	950
Expiring 03/16/16	Morgan Stanley	EUR	3,361	3,654,520	3,659,903	5,383
Expiring 03/16/16	Morgan Stanley	EUR	179	196,108	195,132	(976)
Expiring 03/16/16	Morgan Stanley	EUR	129	141,667	140,392	(1,275)
Expiring 03/16/16	Morgan Stanley	EUR	85	92,644	92,220	(424)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen,
Expiring 03/16/16	Barclays Capital Group	JPY	370,196	$3,020,064	$3,085,893	$65,829
Expiring 03/16/16	Morgan Stanley	JPY	36,347	300,602	302,985	2,383
Expiring 03/16/16	Morgan Stanley	JPY	30,819	255,086	256,900	1,814
Expiring 03/16/16	Morgan Stanley	JPY	25,233	209,013	210,333	1,320
Expiring 03/16/16	Morgan Stanley	JPY	24,885	203,354	207,435	4,081
New Zealand Dollar,
Expiring 03/16/16	Barclays Capital Group	NZD	295	199,967	200,744	777
Expiring 03/16/16	Morgan Stanley	NZD	3,228	2,147,106	2,197,290	50,184
Expiring 03/16/16	Morgan Stanley	NZD	316	208,645	215,371	6,726
Expiring 03/16/16	Morgan Stanley	NZD	277	188,712	188,627	(85)
Expiring 03/16/16	Morgan Stanley	NZD	198	135,682	134,899	(783)
Norwegian Krone,
Expiring 03/16/16	Barclays Capital Group	NOK	23,149	2,633,633	2,613,287	(20,346)
Expiring 03/16/16	Barclays Capital Group	NOK	1,320	152,772	149,039	(3,733)
Expiring 03/16/16	Barclays Capital Group	NOK	968	111,271	109,251	(2,020)
Expiring 03/16/16	Morgan Stanley	NOK	2,637	302,392	297,644	(4,748)
Expiring 03/16/16	Morgan Stanley	NOK	1,554	177,874	175,455	(2,419)
Expiring 03/16/16	Morgan Stanley	NOK	1,337	154,046	150,937	(3,109)
Expiring 03/16/16	Morgan Stanley	NOK	1,271	144,951	143,511	(1,440)
Expiring 03/16/16	Morgan Stanley	NOK	904	104,363	102,060	(2,303)
Singapore Dollar,
Expiring 03/16/16	Morgan Stanley	SGD	873	621,050	614,386	(6,664)
Expiring 03/16/16	Morgan Stanley	SGD	344	242,341	241,650	(691)
Expiring 03/16/16	Morgan Stanley	SGD	154	108,901	108,020	(881)
Swedish Krona,
Expiring 03/16/16	Morgan Stanley	SEK	12,475	1,473,078	1,481,183	8,105
Expiring 03/16/16	Morgan Stanley	SEK	1,109	130,023	131,687	1,664
Expiring 03/16/16	Morgan Stanley	SEK	1,044	123,268	124,006	738

				$27,451,964	$27,463,094	11,130

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Barclays Capital Group	AUD	1,488	$1,085,791	$1,080,234	$5,557
Expiring 03/16/16	Barclays Capital Group	AUD	787	570,865	571,509	(644)
Expiring 03/16/16	Barclays Capital Group	AUD	631	451,871	457,729	(5,858)
Expiring 03/16/16	Barclays Capital Group	AUD	315	225,892	228,737	(2,845)
Expiring 03/16/16	Morgan Stanley	AUD	244	174,786	177,340	(2,554)
Expiring 03/16/16	Morgan Stanley	AUD	202	147,209	146,643	566
Expiring 03/16/16	Morgan Stanley	AUD	136	98,045	98,832	(787)
British Pound,
Expiring 03/16/16	Barclays Capital Group	GBP	1,552	2,329,553	2,288,897	40,656
Expiring 03/16/16	Barclays Capital Group	GBP	544	824,036	801,698	22,338
Expiring 03/16/16	Barclays Capital Group	GBP	366	554,687	539,408	15,279
Expiring 03/16/16	Barclays Capital Group	GBP	101	153,720	149,274	4,446
Expiring 03/16/16	Barclays Capital Group	GBP	67	99,362	98,821	541
Expiring 03/16/16	Morgan Stanley	GBP	731	1,104,212	1,077,919	26,293
Expiring 03/16/16	Morgan Stanley	GBP	103	154,429	151,581	2,848
Canadian Dollar,
Expiring 03/16/16	Barclays Capital Group	CAD	3,937	2,895,783	2,845,782	50,001
Expiring 03/16/16	Barclays Capital Group	CAD	620	447,822	448,077	(255)
Expiring 03/16/16	Barclays Capital Group	CAD	546	392,847	394,972	(2,125)
Expiring 03/16/16	Barclays Capital Group	CAD	539	399,115	389,757	9,358
Expiring 03/16/16	Barclays Capital Group	CAD	411	296,955	297,157	(202)
Expiring 03/16/16	Morgan Stanley	CAD	672	493,888	485,757	8,131

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/16/16	Morgan Stanley	CAD	496	$356,724	$358,447	$(1,723)
Expiring 03/16/16	Morgan Stanley	CAD	310	225,452	224,256	1,196
Expiring 03/16/16	Morgan Stanley	CAD	145	104,355	104,990	(635)
Euro,
Expiring 03/16/16	Barclays Capital Group	EUR	1,617	1,756,416	1,761,155	(4,739)
Expiring 03/16/16	Barclays Capital Group	EUR	275	300,786	299,306	1,480
Expiring 03/16/16	Barclays Capital Group	EUR	270	295,797	294,468	1,329
Expiring 03/16/16	Barclays Capital Group	EUR	121	132,449	131,312	1,137
Expiring 03/16/16	Morgan Stanley	EUR	306	335,667	333,319	2,348
Expiring 03/16/16	Morgan Stanley	EUR	199	218,203	216,580	1,623
Expiring 03/16/16	Morgan Stanley	EUR	192	211,099	208,949	2,150
Expiring 03/16/16	Morgan Stanley	EUR	185	201,737	201,129	608
Japanese Yen,
Expiring 03/16/16	Barclays Capital Group	JPY	39,617	322,091	330,242	(8,151)
Expiring 03/16/16	Morgan Stanley	JPY	155,319	1,262,300	1,294,715	(32,415)
Expiring 03/16/16	Morgan Stanley	JPY	47,271	386,019	394,042	(8,023)
Expiring 03/16/16	Morgan Stanley	JPY	38,338	316,950	319,577	(2,627)
Expiring 03/16/16	Morgan Stanley	JPY	23,571	196,037	196,481	(444)
Expiring 03/16/16	Morgan Stanley	JPY	21,621	178,963	180,229	(1,266)
Expiring 03/16/16	Morgan Stanley	JPY	20,442	167,294	170,401	(3,107)
New Zealand Dollar,
Expiring 03/16/16	Barclays Capital Group	NZD	2,556	1,698,171	1,739,878	(41,707)
Expiring 03/16/16	Barclays Capital Group	NZD	319	211,411	217,445	(6,034)
Expiring 03/16/16	Barclays Capital Group	NZD	281	188,612	191,489	(2,877)
Expiring 03/16/16	Barclays Capital Group	NZD	79	53,709	53,568	141
Expiring 03/16/16	Morgan Stanley	NZD	420	281,651	285,565	(3,914)
Expiring 03/16/16	Morgan Stanley	NZD	282	190,735	192,236	(1,501)
Expiring 03/16/16	Morgan Stanley	NZD	59	39,066	39,908	(842)
Norwegian Krone,
Expiring 03/16/16	Morgan Stanley	NOK	3,329	378,435	375,851	2,584
Expiring 03/16/16	Morgan Stanley	NOK	3,092	363,276	349,057	14,219
Singapore Dollar,
Expiring 03/16/16	Barclays Capital Group	SGD	3,231	2,299,655	2,272,634	27,021
Expiring 03/16/16	Barclays Capital Group	SGD	299	212,596	210,529	2,067
Expiring 03/16/16	Morgan Stanley	SGD	307	216,838	215,943	895
Expiring 03/16/16	Morgan Stanley	SGD	300	211,391	211,276	115
Expiring 03/16/16	Morgan Stanley	SGD	298	211,461	209,638	1,823
Expiring 03/16/16	Morgan Stanley	SGD	290	204,751	203,793	958
Expiring 03/16/16	Morgan Stanley	SGD	199	140,904	139,816	1,088
Swedish Krona,
Expiring 03/16/16	Barclays Capital Group	SEK	31,682	3,738,640	3,761,545	(22,905)
Expiring 03/16/16	Morgan Stanley	SEK	3,716	442,769	441,207	1,562
Expiring 03/16/16	Morgan Stanley	SEK	3,413	403,593	405,264	(1,671)
Expiring 03/16/16	Morgan Stanley	SEK	3,122	367,356	370,676	(3,320)
Expiring 03/16/16	Morgan Stanley	SEK	2,367	279,664	281,075	(1,411)
Expiring 03/16/16	Morgan Stanley	SEK	2,347	278,948	278,653	295

				$32,282,839	$32,196,768	86,071

						$97,201

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Money Market Mutual Fund	$2,305,848	$—	$—
Foreign Treasury Obligations	—	1,664,440	—
U.S. Treasury Obligation	—	1,495,775	—
Other Financial Instruments*
OTC Forward Foreign Currency Contracts	—	97,201	—

Total	$2,305,848	$3,257,416	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund	41.5%
Foreign Treasury Obligations	30.0
U.S. Treasury Obligation	27.0

98.5
Other assets in excess of liabilities	1.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	$407,979	Unrealized depreciation on OTC forward foreign currency contracts	$310,778

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$74,289

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$36,382

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average value at settlement date for foreign currency exchange purchase and sale contracts was $21,655,148 and $26,199,933, respectively.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$253,652	$(171,260)	$—	$82,392
Morgan Stanley	154,327	(139,518)	—	14,809

	$407,979

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(171,260)	$171,260	$—	$—
Morgan Stanley	(139,518)	139,518	—	—

	$(310,778)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $3,224,252)	$3,160,215
Affiliated investments (cost $2,305,848)	2,305,848
Foreign currency, at value (cost $18,959)	18,633
Unrealized appreciation on OTC forward foreign currency contracts	407,979
Receivable for fund share sold	3,906
Dividends and interest receivable	569
Prepaid expenses	479

Total Assets	5,897,629

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	310,778
Accrued expenses and other liabilities	32,935
Advisory fees payable	2,203
Affiliated transfer agent fee payable	340
Distribution fee payable	151

Total Liabilities	346,407

NET ASSETS	$5,551,222

Net assets were comprised of:
Paid-in capital	$5,973,391
Retained earnings	(422,169)

Net assets, December 31, 2015	$5,551,222

Net asset value and redemption price per share, $5,551,222 /603,866 outstanding shares of beneficial interest	$9.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$19,373
Affiliated dividend income	2,714

22,087

EXPENSES
Advisory fees	46,963
Distribution fee	9,165
Custodian and accounting fees	31,000
Audit fee	28,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	5,732

Total expenses	151,860
Less: advisory fee waivers and/or expense reimbursement	(88,814)

Net expenses	63,046

NET INVESTMENT LOSS	(40,959)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4
Foreign currency transactions	(351,574)

(351,570)

Net change in unrealized appreciation (depreciation) on:
Investments	67,627
Foreign currencies	36,810

104,437

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(247,133)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(288,092)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(40,959)	$(21,864)
Net realized loss on investment and foreign currency transactions	(351,570)	(40,614)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,437	(71,599)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(288,092)	(134,077)

FUND SHARE TRANSACTIONS:
Fund share sold [128,416 and 539,610 shares, respectively]	1,166,005	5,396,186
Fund share repurchased [61,275 and 2,885 shares, respectively]	(560,166)	(28,634)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	605,839	5,367,552

TOTAL INCREASE IN NET ASSETS	317,747	5,233,475
NET ASSETS:
Beginning of period	5,233,475	—

End of period	$5,551,222	$5,233,475

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 61.9%
COMMON STOCKS — 40.5%	Shares	Value (Note 2)
Canada
Suncor Energy, Inc.	200	$5,163

China — 0.7%
China Mobile Ltd.	1,000	11,256
China Telecom Corp. Ltd., ADR	810	37,625
Kunlun Energy Co. Ltd.	71,500	63,486

		112,367

Denmark — 0.2%
FLSmidth & Co. A/S	1,010	35,092

France — 3.6%
AXA SA	4,400	120,224
BNP Paribas SA	1,950	110,326
Cie Generale des Etablissements Michelin	730	69,484
Credit Agricole SA	6,600	77,776
Sanofi	1,170	99,710
Technip SA	600	29,838
Total SA	2,330	104,458

		611,816

Germany — 2.2%
Deutsche Lufthansa AG*	8,250	129,947
Merck KGaA	950	91,980
Metro AG	1,670	53,202
Siemens AG	1,050	101,584

		376,713

Ireland — 0.6%
CRH PLC	3,702	106,762

Israel — 1.1%
Teva Pharmaceutical Industries Ltd., ADR	2,749	180,444

Italy — 1.0%
Eni SpA	4,433	65,867
UniCredit SpA	17,649	97,576

		163,443

Japan — 1.6%
Konica Minolta, Inc.	2,600	26,039
Nissan Motor Co. Ltd.	11,900	124,602
SoftBank Group Corp.	1,500	75,706
Toshiba Corp.*	22,000	45,215

		271,562

Netherlands — 1.5%
Aegon NV	13,488	76,281
Akzo Nobel NV	730	48,778
ING Groep NV, CVA	4,780	64,674
Royal Dutch Shell PLC (Class A Stock)	108	2,446
Royal Dutch Shell PLC (Class B Stock)	2,790	63,587

		255,766

Portugal — 0.4%
Galp Energia SGPS SA	6,310	73,630

Russia — 0.1%
MMC Norilsk Nickel PJSC, ADR	1,794	22,623

Singapore — 0.9%
DBS Group Holdings Ltd.	4,500	52,738
Singapore Telecommunications Ltd.	37,800	97,458

		150,196

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea — 2.5%
Hyundai Motor Co.	884	$111,493
KB Financial Group, Inc., ADR	2,475	68,978
Samsung Electronics Co. Ltd.	222	236,781

		417,252

Spain — 0.7%
Telefonica SA	10,320	114,490

Sweden — 0.6%
Getinge AB (Class B Stock)	2,960	77,538
Telefonaktiebolaget LM Ericsson (Class B Stock)	1,760	16,969

		94,507

Switzerland — 2.5%
Credit Suisse Group AG*	5,965	128,498
Glencore PLC*	32,740	43,385
Roche Holding AG	500	138,554
Swiss Re AG	1,070	104,503

		414,940

Thailand
Bangkok Bank PCL	1,800	7,594

Turkey — 0.2%
Turkcell Iletisim Hizmetleri A/S, ADR	4,693	39,844

United Kingdom — 5.0%
BAE Systems PLC	11,479	84,515
BG Group PLC	1,650	23,918
BP PLC	14,846	77,150
GlaxoSmithKline PLC	6,162	124,448
HSBC Holdings PLC	13,600	107,530
Kingfisher PLC	17,097	82,810
Marks & Spencer Group PLC	1,390	9,255
Serco Group PLC*	6,758	9,404
Sky PLC	5,541	90,833
Standard Chartered PLC	8,475	70,319
Tesco PLC*	31,843	69,968
Vodafone Group PLC	26,340	85,415

		835,565

United States — 15.1%
Allergan PLC*	472	147,500
Alphabet, Inc. (Class A Stock)*	150	116,701
American International Group, Inc.	2,190	135,714
Amgen, Inc.	920	149,344
Apache Corp.	1,690	75,154
Baker Hughes, Inc.	1,190	54,919
Capital One Financial Corp.	1,440	103,939
Chesapeake Energy Corp.	9,140	41,130
Chevron Corp.	1,000	89,960
Cisco Systems, Inc.	2,970	80,650
Citigroup, Inc.	3,390	175,433
Comcast Corp. (Class A Stock)	2,420	136,561
Eli Lilly & Co.	490	41,287
Flextronics International Ltd.*	3,030	33,966
Gilead Sciences, Inc.	340	34,405
Halliburton Co.	1,570	53,443
Hewlett Packard Enterprise Co.	2,180	33,136
HP, Inc.	2,180	25,811
JPMorgan Chase & Co.	1,940	128,098
Medtronic PLC	1,770	136,148

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Michael Kors Holdings Ltd.*	890	$35,653
Microsoft Corp.	3,000	166,440
Morgan Stanley	2,850	90,659
Navistar International Corp.*	3,890	34,388
News Corp. (Class A Stock)	1,900	25,384
Oracle Corp.	1,460	53,334
QIAGEN NV*	1,980	53,667
SunTrust Banks, Inc.	2,760	118,238
Target Corp.	500	36,305
Twenty-First Century Fox, Inc. (Class A Stock)	2,500	67,900
United Parcel Service, Inc. (Class B Stock)	830	79,871

		2,555,138

TOTAL COMMON STOCKS (cost $7,467,146)		6,844,907

EXCHANGE TRADED FUNDS — 1.4%
iShares 1-3 Year Treasury Bond ETF	806	67,994
iShares Russell 2000 ETF	744	83,707
PowerShares DB US Dollar Index Bullish Fund*	3,326	85,312

TOTAL EXCHANGE TRADED FUNDS (cost $239,257)		237,013

PREFERRED STOCK — 0.1%
Brazil
Petroleo Brasileiro SA (PRFC), ADR* (cost $61,487)	7,467	25,388

UNAFFILIATED MUTUAL FUND — 19.9%
Franklin Strategic Series — Franklin Strategic Income Fund (Class R6) (cost $3,666,723)	366,971	3,361,452

TOTAL LONG-TERM INVESTMENTS (cost $11,434,613)		10,468,760

SHORT-TERM INVESTMENT — 38.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $6,484,499)(w)(Note 4)	6,484,499	6,484,499

TOTAL INVESTMENTS — 100.3% (cost $17,919,112)		16,953,259
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (0.3)%		(58,139)

NET ASSETS — 100.0%		$16,895,120

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
14	2 Year U.S. Treasury Notes	Mar. 2016	$3,045,687	$3,041,281	$(4,406)
7	Euro STOXX 50 Index	Mar. 2016	250,660	249,671	(989)
5	S&P 500 E-Mini	Mar. 2016	509,298	508,850	(448)
7	U.S. Dollar Index	Mar. 2016	691,460	691,215	(245)

					(6,088)

Short Positions:
4	10 Year U.S. Treasury Notes	Mar. 2016	504,969	503,625	1,344
5	Mini MSCI Emerging Markets Index	Mar. 2016	195,960	196,875	(915)

					429

					$(5,659)

(1)	Cash of $83,985 has been segregated with JPMorgan Chase to cover requirements for open contracts at December 31, 2015.

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Barclays Capital Group	05/26/16	268	Receive total return on Barclays Cross Asset Trend Index and pay fixed rate of 0.55%	$(5,073)	$—	$(5,073)
Barclays Capital Group	05/26/16	507	Receive total return on Barclays TrendStar+ Index and pay fixed rate of 0.7%	1,957	—	1,957
Societe Generale	04/25/16	417	Receive total return on SGI VI Smart Beta Index and pay variable payments based on 1 Month LIBOR + 0.005%	(18)	—	(18)

				$(3,134)	$—	$(3,134)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Canada	$5,163	$—	$—
China	37,625	74,742	—
Denmark	—	35,092	—
France	—	611,816	—
Germany	—	376,713	—
Ireland	—	106,762	—
Israel	180,444	—	—
Italy	—	163,443	—
Japan	—	271,562	—
Netherlands	64,674	191,092	—
Portugal	—	73,630	—
Russia	22,623	—	—
Singapore	—	150,196	—
South Korea	68,978	348,274	—
Spain	—	114,490	—
Sweden	—	94,507	—
Switzerland	—	414,940	—
Thailand	—	7,594	—
Turkey	39,844	—	—
United Kingdom	—	835,565	—
United States	2,501,471	53,667	—
Exchange Traded Funds	237,013	—	—
Preferred Stocks
Brazil	25,388	—	—
Unaffiliated Mutual Fund	3,361,452	—	—
Affiliated Money Market Mutual Fund	6,484,499	—	—
Other Financial Instruments*
Futures Contracts	(5,659)	—	—
OTC Total Return Swaps	—	(3,134)	—

Total	$13,023,515	$3,920,951	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund	38.4%
Unaffiliated Mutual Fund	19.9
Banks	6.4
Pharmaceuticals	4.9
Oil, Gas & Consumable Fuels	4.2
Insurance	2.6
Technology Hardware, Storage & Peripherals	1.9
Media	1.9
Diversified Telecommunication Services	1.5
Exchange Traded Funds	1.4
Automobiles	1.4
Software	1.3
Capital Markets	1.3
Health Care Equipment & Supplies	1.2
Wireless Telecommunication Services	1.2
Biotechnology	1.1
Industrial Conglomerates	0.9
Energy Equipment & Services	0.8

Airlines	0.8%
Food & Staples Retailing	0.7
Internet Software & Services	0.7
Construction Materials	0.6
Consumer Finance	0.6
Communications Equipment	0.6
Aerospace & Defense	0.5
Specialty Retail	0.5
Air Freight & Logistics	0.5
Auto Components	0.4
Metals & Mining	0.4
Life Sciences Tools & Services	0.3
Chemicals	0.3
Multiline Retail	0.3
Textiles, Apparel & Luxury Goods	0.2
Construction & Engineering	0.2
Machinery	0.2
Electronic Equipment, Instruments & Components	0.2

100.3
Liabilities in excess of other assets	(0.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$1,344	*	Due from/to broker — variation margin futures	$4,406	*
Equity contracts	Unrealized appreciation on OTC swap agreements	1,957		Unrealized depreciation on OTC swap agreements	5,091
Equity contracts	—	—		Due from/to broker — variation margin futures	2,597	*

Total		$3,301			$12,094

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Total
Interest rate contracts	$—	$(21,079)	$(17,672)	$(38,751)
Equity contracts	(75)	127,644	(67,553)	60,016

Total	$(75)	$106,565	$(85,225)	$21,265

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(9,937)	$—	$(9,937)
Equity contracts	15,542	15,235	30,777

Total	$5,605	$15,235	$20,840

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Total Return Swap Agreements(2)
$1,719,611	$2,160,080	$846

(1)	Value at Trade Date.

(2)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$1,957	$(1,957)	$—	$—
Societe Generale	—	—	—	—

	$1,957

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(5,073)	$1,957	$—	$(3,116)
Societe Generale	(18)	—	—	(18)

	$(5,091)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $11,434,613)	$10,468,760
Affiliated investments (cost $6,484,499)	6,484,499
Deposit with Broker for futures	83,985
Dividends receivable	11,997
Tax reclaim receivable	5,703
Unrealized appreciation on OTC swap agreements	1,957
Prepaid expenses	479

Total Assets	17,057,380

LIABILITIES:
Accrued expenses and other liabilities	59,659
Payable for fund share repurchased	49,047
Payable for investments purchased	29,591
Payable to custodian	13,815
Unrealized depreciation on OTC swap agreements	5,091
Advisory fees payable	3,368
Due to broker—variation margin futures	874
Distribution fee payable	475
Affiliated transfer agent fee payable	340

Total Liabilities	162,260

NET ASSETS	$16,895,120

Net assets were comprised of:
Paid-in capital	$17,653,735
Retained earnings	(758,615)

Net assets, December 31, 2015	$16,895,120

Net asset value and redemption price per share, $16,895,120 / 1,802,205 outstanding shares of beneficial interest	$9.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net of $9,070 foreign withholding tax)	$239,801
Affiliated dividend income	8,784

248,585

EXPENSES
Advisory fees	100,958
Distribution fee	23,131
Custodian and accounting fees	83,000
Audit fee	38,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	5,000
Insurance expenses	1,000
Miscellaneous	18,280

Total expenses	298,369
Less: advisory fee waivers and/or expense reimbursement	(168,688)

Net expenses	129,681

NET INVESTMENT INCOME	118,904

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	17,957
Futures transactions	106,565
Swap agreements transactions	(85,225)
Foreign currency transactions	2,607

41,904

Net change in unrealized appreciation (depreciation) on:
Investments	(774,136)
Futures	5,605
Swap agreements	15,235
Foreign currencies	(372)

(753,668)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(711,764)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(592,860)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$118,904	$63,690
Net realized gain (loss) on investment and foreign currency transactions	41,904	(8,022)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(753,668)	(221,423)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(592,860)	(165,755)

FUND SHARE TRANSACTIONS:
Fund share sold [1,410,706 and 744,060 shares, respectively]	13,634,692	7,411,543
Fund share repurchased [332,190 and 20,371 shares, respectively]	(3,190,833)	(201,667)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	10,443,859	7,209,876

TOTAL INCREASE IN NET ASSETS	9,850,999	7,044,121
NET ASSETS:
Beginning of period	7,044,121	—

End of period	$16,895,120	$7,044,121

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 72.4%
AFFILIATED MUTUAL FUND — 2.9%	Shares	Value (Note 2)
AST Goldman Sachs Strategic Income Portfolio* (cost $637,081)(w)	65,657	$627,028

EXCHANGE TRADED FUNDS — 22.3%
iShares Core MSCI EAFE ETF	58,916	3,203,852
iShares Core MSCI Emerging Markets ETF JDR	14,450	569,185
iShares Global Infrastructure ETF	24,106	866,611
iShares MSCI India ETF	7,267	200,133

TOTAL EXCHANGE TRADED FUNDS (cost $5,073,501)		4,839,781

UNAFFILIATED FUNDS — 47.2%
Goldman Sachs Absolute Return Tracker Fund (Institutional Shares)*	92,657	820,942
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	25,576	1,061,660
Goldman Sachs Commodity Strategy Fund (Institutional Shares)*	12,032	127,420
Goldman Sachs Core Fixed Income Fund (Institutional Shares)*	108,828	1,128,550
Goldman Sachs Emerging Markets Debt Fund (Institutional Shares)*	108,271	1,281,930
Goldman Sachs Emerging Markets Equity Fund*	30,373	467,132
Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Shares)*	80,385	594,846
Goldman Sachs Fixed Income Macro Strategies Fund (Institutional Shares)*	30,998	274,332
Goldman Sachs High Yield Floating Rate Fund (Institutional Shares)*	37,257	349,845
Goldman Sachs High Yield Fund (Institutional Shares)*	58,050	351,203
Goldman Sachs International Real Estate Securities Fund*	68,611	405,492

UNAFFILIATED FUNDS (continued)	Shares	Value (Note 2)
Goldman Sachs International Small Cap Insights Fund*	162,527	$1,698,403
Goldman Sachs Local Emerging Markets Debt Fund (Institutional Shares)*	131,757	770,777
Goldman Sachs Long Short Fund*	49,104	453,232
Goldman Sachs Real Estate Securities Fund (Institutional Shares)*	21,799	435,331

TOTAL UNAFFILIATED FUNDS (cost $10,640,360)		10,221,095

TOTAL LONG-TERM INVESTMENTS (cost $16,350,942)		15,687,904

SHORT-TERM INVESTMENT — 27.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $6,012,214)(w)(Note 4)	6,012,214	6,012,214

TOTAL INVESTMENTS — 100.1% (cost $22,363,156)		21,700,118
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (0.1)%		(28,320)

NET ASSETS — 100.0%		$21,671,798

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Deprecation)(1)
Long Positions:
19	Euro STOXX 50 Index	Mar. 2016	$665,306	$677,679	$12,373
3	Russell 2000 Mini Index	Mar. 2016	342,660	339,450	(3,210)
40	S&P 500 E-Mini	Mar. 2016	4,081,770	4,070,800	(10,970)

					$(1,807)

(1)	Cash of $234,506 has been segregated with Barclays Capital Group to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Morgan Stanley	AUD	20	$14,318	$14,519	$201
British Pound,
Expiring 03/16/16	Morgan Stanley	GBP	45	68,518	66,347	(2,171)
Chinese Yuan,
Expiring 03/16/16	State Street Bank	CNY	10	1,513	1,532	19
Danish Krone,
Expiring 03/16/16	Morgan Stanley	DKK	30	4,437	4,379	(58)
Euro,
Expiring 03/16/16	Morgan Stanley	EUR	100	110,238	108,890	(1,348)
Hong Kong Dollar,
Expiring 03/16/16	Morgan Stanley	HKD	30	3,872	3,873	1
Indian Rupee,
Expiring 03/16/16	Barclays Capital Group	INR	500	7,393	7,462	69
Expiring 03/16/16	Morgan Stanley	INR	1,000	14,908	14,925	17
Expiring 03/16/16	UBS AG	INR	22,000	325,444	328,338	2,894
Indonesian Rupiah,
Expiring 03/16/16	UBS AG	IDR	1,710,000	121,019	121,699	680
Expiring 03/16/16	UBS AG	IDR	90,000	6,366	6,405	39
Japanese Yen,
Expiring 03/16/16	Morgan Stanley	JPY	8,000	66,408	66,686	278
Expiring 03/16/16	Morgan Stanley	JPY	1,000	8,304	8,336	32
Expiring 03/16/16	UBS AG	JPY	31,000	253,351	258,411	5,060
New Taiwanese Dollar,
Expiring 03/16/16	State Street Bank	TWD	300	9,098	9,142	44
New Zealand Dollar,
Expiring 03/16/16	Morgan Stanley	NZD	10	6,673	6,808	135
Expiring 03/16/16	UBS AG	NZD	10	6,669	6,807	138
Polish Zloty,
Expiring 03/16/16	JPMorgan Chase	PLN	480	121,197	122,182	985
Expiring 03/16/16	Morgan Stanley	PLN	30	7,682	7,636	(46)
Russian Ruble,
Expiring 03/16/16	JPMorgan Chase	RUB	250	3,441	3,355	(86)
Expiring 03/16/16	Morgan Stanley	RUB	8,750	126,390	117,435	(8,955)
Expiring 03/16/16	Morgan Stanley	RUB	750	10,013	10,066	53
Swedish Krona,
Expiring 03/16/16	Bank of America	SEK	1,050	123,359	124,665	1,306
Expiring 03/16/16	Morgan Stanley	SEK	75	8,860	8,904	44
Expiring 03/16/16	Morgan Stanley	SEK	75	8,923	8,905	(18)
Swiss Franc,
Expiring 03/16/16	Morgan Stanley	CHF	30	30,660	30,051	(609)

				$1,469,054	$1,467,758	(1,296)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Deutsche Bank AG	AUD	20	$14,398	$14,519	$(121)
Expiring 03/16/16	Morgan Stanley	AUD	610	445,885	442,816	3,069
Expiring 03/16/16	Morgan Stanley	AUD	180	131,573	130,667	906
Expiring 03/16/16	Morgan Stanley	AUD	40	29,032	29,037	(5)
Expiring 03/16/16	Morgan Stanley	AUD	20	14,609	14,518	91
British Pound,
Expiring 03/16/16	Morgan Stanley	GBP	890	1,343,360	1,312,209	31,151
Expiring 03/16/16	Morgan Stanley	GBP	60	88,960	88,463	497
Expiring 03/16/16	Morgan Stanley	GBP	25	37,803	36,860	943

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 03/16/16	Morgan Stanley	GBP	20	$29,642	$29,488	$154
Expiring 03/16/16	Morgan Stanley	GBP	5	7,413	7,372	41
Expiring 03/16/16	UBS AG	GBP	85	126,835	125,323	1,512
Chinese Yuan,
Expiring 03/16/16	Barclays Capital Group	CNY	30	4,608	4,597	11
Expiring 03/16/16	Morgan Stanley	CNY	1,600	245,783	245,187	596
Expiring 03/16/16	Morgan Stanley	CNY	90	13,568	13,791	(223)
Colombian Peso,
Expiring 03/16/16	JPMorgan Chase	COP	22,000	6,539	6,870	(331)
Expiring 03/16/16	Standard Chartered PLC	COP	396,000	125,079	123,662	1,417
Danish Krone,
Expiring 03/16/16	Morgan Stanley	DKK	830	122,344	121,151	1,193
Expiring 03/16/16	Morgan Stanley	DKK	60	8,824	8,758	66
Expiring 03/16/16	Morgan Stanley	DKK	40	5,861	5,839	22
Expiring 03/16/16	Morgan Stanley	DKK	30	4,421	4,379	42
Euro,
Expiring 03/16/16	Morgan Stanley	EUR	1,940	2,123,826	2,112,461	11,365
Expiring 03/16/16	Morgan Stanley	EUR	100	109,297	108,889	408
Expiring 03/16/16	Morgan Stanley	EUR	40	43,973	43,556	417
Expiring 03/16/16	Morgan Stanley	EUR	30	32,874	32,667	207
Hong Kong Dollar,
Expiring 03/16/16	Morgan Stanley	HKD	1,620	209,099	209,157	(58)
Expiring 03/16/16	Morgan Stanley	HKD	50	6,454	6,456	(2)
Expiring 03/16/16	Morgan Stanley	HKD	50	6,453	6,456	(3)
Israeli Shekel,
Expiring 03/16/16	Morgan Stanley	ILS	160	41,247	41,188	59
Expiring 03/16/16	Morgan Stanley	ILS	40	10,286	10,297	(11)
Japanese Yen,
Expiring 03/16/16	Morgan Stanley	JPY	197,000	1,608,932	1,642,157	(33,225)
Expiring 03/16/16	Morgan Stanley	JPY	6,000	49,822	50,015	(193)
Expiring 03/16/16	Morgan Stanley	JPY	5,000	41,403	41,679	(276)
Expiring 03/16/16	Morgan Stanley	JPY	1,000	8,173	8,336	(163)
New Taiwanese Dollar,
Expiring 03/16/16	BNP Paribas	TWD	8,100	247,858	246,820	1,038
Expiring 03/16/16	Morgan Stanley	TWD	600	18,116	18,283	(167)
Expiring 03/16/16	UBS AG	TWD	300	9,204	9,142	62
New Zealand Dollar,
Expiring 03/16/16	Morgan Stanley	NZD	130	86,336	88,497	(2,161)
Expiring 03/16/16	Morgan Stanley	NZD	20	13,282	13,614	(332)
Expiring 03/16/16	Morgan Stanley	NZD	10	6,803	6,808	(5)
Expiring 03/16/16	Morgan Stanley	NZD	10	6,776	6,808	(32)
Norwegian Krone,
Expiring 03/16/16	Morgan Stanley	NOK	350	41,207	39,512	1,695
Russian Ruble,
Expiring 03/16/16	Morgan Stanley	RUB	250	3,611	3,355	256
Singapore Dollar,
Expiring 03/16/16	Morgan Stanley	SGD	120	84,760	84,418	342
Expiring 03/16/16	Morgan Stanley	SGD	10	7,046	7,035	11
South Korean Won,
Expiring 03/16/16	UBS AG	KRW	100,000	86,105	85,142	963
Swedish Krona,
Expiring 03/16/16	Morgan Stanley	SEK	1,725	203,793	204,806	(1,013)
Expiring 03/16/16	Morgan Stanley	SEK	75	8,923	8,905	18
Swiss Franc,
Expiring 03/16/16	Morgan Stanley	CHF	640	647,475	641,094	6,381
Expiring 03/16/16	Morgan Stanley	CHF	170	171,986	170,291	1,695
Expiring 03/16/16	Morgan Stanley	CHF	40	40,528	40,068	460
Expiring 03/16/16	Morgan Stanley	CHF	20	20,335	20,034	301

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued),
Expiring 03/16/16	Morgan Stanley	CHF	20	$20,264	$20,034	$230
Expiring 03/16/16	Morgan Stanley	CHF	10	10,083	10,017	66
Expiring 03/16/16	UBS AG	CHF	120	121,142	120,205	937

				$8,954,009	$8,923,708	30,301

						$29,005

Total return swap agreements outstanding at December 31, 2015:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Affiliated Mutual Fund	$627,028	$—	$—
Exchange Traded Funds	4,839,781	—	—
Unaffiliated Funds	10,221,095	—	—
Affiliated Money Market Mutual Fund	6,012,214	—	—
Other Financial Instruments*
Futures Contracts	(1,807)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	29,005	—

Total	$21,698,311	$29,005	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type
Unaffiliated Funds	47.2%
Affiliated Money Market Mutual Fund	27.7

Exchange Traded Funds	22.3%
Affiliated Mutual Fund	2.9

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$80,617		Unrealized appreciation on OTC forward foreign currency exchange contracts	$51,612
Equity contracts	Due from/to broker — variation margin futures	12,373	*	Due from/to broker — variation margin futures	14,180	*

Total		$92,990			$65,792

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(1)	Total
Foreign exchange contracts	$—	$190,176	$190,176
Equity contracts	87,574	—	87,574

Total	$87,574	$190,176	$277,750

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$14,871	$14,871
Equity contracts	(47,065)	—	(47,065)

Total	$(47,065)	$14,871	$(32,194)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follow:

Future Contracts - Long Positions(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)
$4,342,120	$500,747	$5,380,305

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$1,306	$—	$—	$1,306
Barclays Capital Group	80	—	—	80
BNP Paribas	1,038	—	—	1,038
Deutsche Bank AG	—	—	—	—
JPMorgan Chase	985	(417)	—	568
Morgan Stanley	63,443	(51,074)	—	12,369
Standard Chartered PLC	1,417	—	—	1,417
State Street Bank	63	—	—	63
UBS AG	12,285	—	—	12,285

	$80,617

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	—	—	—	—
BNP Paribas	—	—	—	—
Deutsche Bank AG	(121)	—	—	(121)
JPMorgan Chase	(417)	417	—	—
Morgan Stanley	(51,074)	51,074	—	—
Standard Chartered PLC	—	—	—	—
State Street Bank	—	—	—	—
UBS AG	—	—	—	—

(51,612)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $15,713,861)	$15,060,876
Affiliated investments (cost $6,649,295)	6,639,242
Foreign currency, at value (cost $51,550)	51,407
Deposit with Broker for futures	234,506
Unrealized appreciation on OTC forward foreign currency exchange contracts	80,617
Receivable for fund share sold	3,045
Dividends receivable	1,400
Prepaid expenses	479

Total Assets	22,071,572

LIABILITIES:
Payable for investments purchased	169,529
Payable for fund share repurchased	56,879
Accrued expenses and other liabilities	54,419
Unrealized depreciation on OTC forward foreign currency exchange contracts	51,612
Due to broker—variation margin futures	42,332
Payable to custodian	22,754
Advisory fees payable	1,321
Distribution fee payable	588
Affiliated transfer agent fee payable	340

Total Liabilities	399,774

NET ASSETS	$21,671,798

Net assets were comprised of:
Paid-in capital	$22,090,625
Retained earnings	(418,827)

Net assets, December 31, 2015	$21,671,798

Net asset value and redemption price per share, $21,671,798 / 2,127,207 outstanding shares of beneficial interest	$10.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$310,725
Affiliated dividend income	10,047

320,772

EXPENSES
Advisory fees	136,908
Distribution fee	31,579
Custodian and accounting fees	63,000
Audit fee	38,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Insurance expenses	1,000
Miscellaneous	9,750

Total expenses	313,237
Less: advisory fee waivers and/or expense reimbursement	(182,698)
Less: distribution fee waiver	(1,883)

Net expenses	128,656

NET INVESTMENT INCOME	192,116

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(30,574))	(653,822)
Net capital gain distribution received (including affiliated $19,836)	19,836
Futures transactions	87,574
Foreign currency transactions	173,781

(372,631)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $2,536)	(362,409)
Futures	(47,065)
Foreign currencies	14,728

(394,746)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(767,377)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(575,261)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$192,116	$67,149
Net realized gain (loss) on investment and foreign currency transactions	(372,631)	330,522
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(394,746)	(241,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(575,261)	156,434

FUND SHARE TRANSACTIONS:
Fund share sold [1,907,331 and 991,774 shares, respectively]	20,001,047	10,051,480
Fund share repurchased [532,447 and 239,451 shares, respectively]	(5,496,612)	(2,465,290)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	14,504,435	7,586,190

TOTAL INCREASE IN NET ASSETS	13,929,174	7,742,624
NET ASSETS:
Beginning of period	7,742,624	—

End of period	$21,671,798	$7,742,624

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 101.1%
Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 9.7%
Collateralized Debt Obligations — 0.1%
Venture VIII CDO Ltd.,
Series 2007-8A, Class A2A, 144A
0.540%(c)	07/22/21	458	$453,597

Collateralized Loan Obligations — 2.2%
ARES XII CLO Ltd. (Cayman Islands),
Series 2007-12A, Class A, 144A
1.023%(c)	11/25/20	370	366,376
Crown Point CLO Ltd. (Cayman Islands),
Series 2012-1A, Class ACOM, 144A
1.496%(c)	11/21/22	971	956,302
Gale Force 3 CLO Ltd. (Cayman Islands),
Series 2007-3A, Class A1, 144A
0.555%(c)	04/19/21	2,932	2,902,941
Grayson CLO Ltd. (Cayman Islands),
Series 2006-1A, Class A1A, 144A
0.574%(c)	11/01/21	3,641	3,591,909
MidOcean Credit CLO lll (Cayman Islands),
Series 2014-3A, Class A, 144A
1.777%(c)	07/21/26	700	689,842
Red River CLO Ltd. (Cayman Islands),
Series 1A, Class A, 144A
0.599%(c)	07/27/18	900	897,854
Shinnecock CLO (Cayman Islands),
Series 2006-1A, Class A2, 144A
0.721%(c)	07/15/18	7,500	7,395,545

			16,800,769

Non-Residential Mortgage-Backed Securities — 6.9%
Acis CLO Ltd. (Cayman Islands),
Series 2013-1A, Class ACOM, 144A
1.542%(c)	04/18/24	5,950	5,712,595
Bank of America Student Loan Trust,
Series 2010-1A, Class A, 144A
1.120%(c)	02/25/43	1,358	1,341,196
Duane Street CLO IV Ltd.,
Series 2007-4A, Class A1R, 144A
0.622%(c)	11/14/21	7,761	7,685,777
OCP CLO Ltd. (Cayman Islands),
Series 2012-2A, Class ACOM, 144A
1.569%(c)	11/22/23	3,550	3,487,875
OHA Credit Partners VIII Ltd. (Cayman Islands),
Series 2013-8A, Class A, 144A
1.437%(c)	04/20/25	7,150	7,003,410
Scholar Funding Trust,
Series 2010-A, Class A, 144A
1.073%(c)	10/28/41	1,473	1,437,640
SLM Student Loan Trust,
Series 2003-1, Class A5A, 144A
0.622%(c)	12/15/32	3,147	2,873,382
Series 2005-4, Class A3
0.440%(c)	01/25/27	2,948	2,803,640
Series 2007-1, Class A5
0.410%(c)	01/26/26	2,050	1,959,196
Series 2007-2, Class A4
0.380%(c)	07/25/22	3,150	2,941,863
Series 2008-2, Class A3
1.070%(c)	04/25/23	264	253,910

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2008-4, Class A4
1.970%(c)	07/25/22		1,350	$1,358,305
Series 2008-5, Class A4
2.020%(c)	07/25/23		4,965	4,994,307
Series 2012-3, Class A
1.072%(c)	12/26/25		3,762	3,634,314
SunTrust Student Loan Trust,
Series 2006-1A, Class A4, 144A
0.513%(c)	10/28/37		3,250	2,979,679
Zais CLO 1 Ltd. (Cayman Islands),
Series 2014-1A, Class A2, 144A
2.171%(c)	04/15/26		1,800	1,712,616

				52,179,705

Residential Mortgage-Backed Securities — 0.5%
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
0.712%(c)	08/25/36		2,400	1,865,051
Soundview Home Equity Loan Trust,
Series 2007-NS1, Class A3
0.622%(c)	01/25/37		2,200	1,858,452

				3,723,503

TOTAL ASSET-BACKED SECURITIES
(cost $73,041,586)				73,157,574

CORPORATE BONDS — 30.4%
Australia — 0.3%
APT Pipelines Ltd.,
Gtd. Notes, MTN
1.375%	03/22/22	EUR	250	258,776
2.000%	03/22/27	EUR	250	242,663
Scentre Group Trust 1,
Gtd. Notes, MTN
2.250%	07/16/24	EUR	450	502,038
SGSP Australia Assets Pty Ltd.,
Gtd. Notes, MTN
3.300%	04/09/23		400	379,336
Transurban Finance Co. Pty Ltd.,
Sr. Sec’d. Notes, MTN
2.000%	08/28/25	EUR	300	317,870
WEA Finance LLC/Westfield UK & Europe Finance PLC,
Gtd. Notes, 144A
3.750%	09/17/24		200	198,883

				1,899,566

Belgium — 0.3%
KBC Bank NV,
Sub. Notes
8.000%(c)	01/25/23		1,800	1,959,840

France — 1.3%
BNP Paribas SA,
Sub. Notes, MTN
2.625%(c)	10/14/27	EUR	350	377,233
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, 144A
1.500%	10/07/17		1,900	1,899,059

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
France (continued)
Electricite de France SA,
Jr. Sub. Notes, MTN
4.125%(c)	01/29/49	EUR	1,400	$1,483,802
5.000%(c)	01/22/49	EUR	100	106,217
Pernod-Ricard SA,
Sr. Unsec’d. Notes, 144A
4.250%	07/15/22		1,350	1,385,914
5.750%	04/07/21		2,900	3,200,397
TOTAL SA,
Jr. Sub. Notes, MTN
2.250%(c)	12/29/49	EUR	1,000	1,002,532
2.625%(c)	12/29/49	EUR	400	383,081

				9,838,235

Germany — 2.6%
Bayer AG,
Jr. Sub. Notes
2.375%(c)	04/02/75	EUR	700	713,687
3.750%(c)	07/01/74	EUR	250	274,000
BMW US Capital LLC,
Gtd. Notes, MTN
1.125%	09/18/21	EUR	450	490,248
EMD Finance LLC,
Gtd. Notes, 144A
3.250%	03/19/25		2,900	2,749,626
KFW,
Gov’t. Gtd. Notes, MTN
0.007%(s)	12/07/18	EUR	14,300	15,594,750

				19,822,311

Hong Kong
AIA Group Ltd.,
Sr. Unsec’d. Notes, 144A
3.200%	03/11/25		200	193,044

Ireland — 0.5%
Bank of Ireland,
Sr. Unsec’d. Notes, MTN
1.250%	04/09/20	EUR	1,800	1,970,695
Sub. Notes, MTN
4.250%(c)	06/11/24	EUR	1,250	1,405,992

				3,376,687

Italy — 2.5%
Assicurazioni Generali SpA,
Sub. Notes, MTN
4.125%	05/04/26	EUR	200	232,022
Autostrada Brescia Verona Vicenza Padova SpA,
Sr. Sec’d. Notes
2.375%	03/20/20	EUR	450	496,332
Banca Monte dei Paschi di Siena SpA,
Gov’t. Liquid Gtd. Notes
3.500%	03/20/17	EUR	6,600	7,430,901
Banco Popolare SC,
Sr. Unsec’d. Notes, MTN
2.750%	07/27/20	EUR	1,050	1,137,020
CDP Reti SpA,
Sr. Unsec’d. Notes
1.875%	05/29/22	EUR	200	217,345

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Italy (continued)
Enel SpA,
Jr. Sub. Notes
7.750%(c)	09/10/75	GBP	1,550	$2,463,673
FCA Capital Ireland PLC,
Gtd. Notes, MTN
1.375%	04/17/20	EUR	250	268,752
Intesa Sanpaolo SpA,
Gtd. Notes
5.250%	01/12/24		250	267,571
Gtd. Notes, 144A
7.700%(c)	12/29/49		700	713,125
Sr. Unsec’d. Notes, MTN
1.125%	01/14/20	EUR	350	381,579
Sub. Notes, MTN
6.625%	09/13/23	EUR	2,500	3,264,620
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, RegS
4.000%	07/15/20	EUR	1,700	1,838,247

				18,711,187

Japan — 0.2%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The),
Sr. Unsec’d. Notes, MTN
0.875%	03/11/22	EUR	300	319,234
Meiji Yasuda Life Insurance Co.,
Sub. Notes, 144A
5.200%(c)	10/20/45		1,400	1,438,500

				1,757,734

Luxembourg — 0.2%
Altice Financing SA,
Sr. Sec’d. Notes, RegS
5.250%	02/15/23	EUR	1,700	1,838,802

Mexico — 0.1%
Trust F/1401,
Sr. Unsec’d. Notes, RegS
5.250%	12/15/24		400	397,000

Netherlands — 1.5%
ABN AMRO Bank NV,
Sub. Notes, 144A
4.750%	07/28/25		950	946,865
Sub. Notes, MTN, RegS
2.875%(c)	06/30/25	EUR	4,050	4,513,138
Cooperatieve Rabobank UA,
Bank Gtd. Notes
4.375%	08/04/25		1,150	1,169,611
Sub. Notes
3.875%	07/25/23	EUR	1,050	1,261,684
ING Bank NV,
Sub. Notes, 144A
5.800%	09/25/23		2,500	2,716,175
Sub. Notes, MTN
3.625%(c)	02/25/26	EUR	350	407,260
4.125%(c)	11/21/23		350	356,479

				11,371,212

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Portugal — 1.0%
EDP Finance BV,
Sr. Unsec’d. Notes, MTN
2.625%	01/18/22	EUR	700	$758,675
4.125%	01/20/21	EUR	5,950	6,975,409

				7,734,084

Spain — 0.4%
BBVA Subordinated Capital SAU,
Gtd. Notes
3.500%(c)	04/11/24	EUR	900	1,014,246
Gas Natural Fenosa Finance BV,
Gtd. Notes, MTN
1.375%	01/21/25	EUR	100	104,179
Santander Issuances SAU,
Gtd. Notes
5.179%	11/19/25		2,000	1,969,696

				3,088,121

Switzerland — 1.1%
Credit Suisse AG,
Sub. Notes
5.750%(c)	09/18/25	EUR	1,100	1,302,721
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
6.250%(c)	12/29/49		700	699,474
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes, 144A
3.750%	03/26/25		2,650	2,563,303
Glencore Finance Canada Ltd,
Gtd. Notes, 144A
4.500%	10/25/22		200	151,000
UBS Group AG,
Jr. Sub. Notes
7.000%(c)	12/29/49		1,900	2,009,250
UBS Group Funding Jersey Ltd.,
Gtd. Notes, 144A
4.125%	09/24/25		1,500	1,498,445

				8,224,193

United Kingdom — 2.9%
BAT International Finance PLC,
Gtd. Notes, 144A
3.950%	06/15/25		6,300	6,481,049
Gtd. Notes, MTN
1.250%	03/13/27	EUR	950	942,856
Hammerson PLC,
Sr. Unsec’d. Notes
2.000%	07/01/22	EUR	200	221,201
LBG Capital No.1 PLC,
Gtd. Notes
7.625%	10/14/20	EUR	100	111,936
Lloyds Banking Group PLC,
Jr. Sub. Notes
7.000%(c)	12/29/49	GBP	1,650	2,468,931
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes
7.500%(c)	12/29/49		1,250	1,301,563
Sub. Notes
6.100%	06/10/23		2,600	2,793,554

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Royal Bank of Scotland PLC (The),
Sub. Notes, RegS
9.500%(c)	03/16/22		200	$216,146
Santander UK Group Holdings PLC,
Jr. Sub. Notes
7.375%(c)	12/29/49	GBP	550	822,977
Sub. Notes, 144A
4.750%	09/15/25		3,625	3,577,175
5.625%	09/15/45		400	399,600
Standard Life PLC,
Gtd. Notes
6.546%(c)	11/29/49	GBP	1,500	2,377,162
Virgin Media Finance PLC,
Gtd. Notes, 144A
6.375%	04/15/23		200	203,000

				21,917,150

United States — 15.5%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	09/15/24		3,350	3,377,658
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.900%	11/06/22		400	386,975
ACE INA Holdings, Inc.,
Gtd. Notes
2.875%	11/03/22		500	496,206
Actavis Funding SCS,
Gtd. Notes
3.000%	03/12/20		250	249,801
3.450%	03/15/22		3,200	3,203,491
3.800%	03/15/25		650	646,680
4.850%	06/15/44		50	49,471
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		100	88,834
4.500%	07/15/44		100	76,558
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		50	47,622
4.250%	01/15/44		200	156,570
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		2,500	2,402,725
Automatic Data Processing, Inc.,
Sr. Unsec’d. Notes
3.375%	09/15/25		3,850	3,924,775
Bank of America Corp.,
Jr. Sub. Notes
6.250%(c)	09/29/49		850	852,125
Sr. Unsec’d. Notes
2.600%	01/15/19		2,450	2,457,985
Sr. Unsec’d. Notes, MTN
3.875%	08/01/25		3,800	3,857,486
5.650%	05/01/18		250	268,827
Branch Banking & Trust Co.,
Sub. Notes
3.625%	09/16/25		850	857,994

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.150%	07/01/23	1,550	$1,328,037
Capital One Financial Corp.,
Sub. Notes
4.200%	10/29/25	1,550	1,530,394
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
3.579%	07/23/20	400	397,604
4.908%	07/23/25	1,100	1,098,930
Chesapeake Energy Corp.,
Sr. Unsec’d. Notes
5.750%	03/15/23	100	29,000
Comcast Corp.,
Gtd. Notes
3.375%	08/15/25	2,050	2,075,363
4.500%	01/15/43	250	248,971
CVS Health Corp.,
Sr. Unsec’d. Notes
3.500%	07/20/22	1,700	1,729,845
3.875%	07/20/25	3,750	3,827,175
Danaher Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/25	850	862,914
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22	150	127,506
5.600%	07/15/41	50	37,791
Discover Bank,
Sr. Unsec’d. Notes
3.100%	06/04/20	4,350	4,359,870
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25	650	629,482
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25	300	274,412
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
4.500%	10/15/22	800	814,306
5.000%	10/15/25	1,250	1,284,363
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.459%	03/27/20	4,400	4,265,756
Forest Laboratories LLC,
Gtd. Notes, 144A
5.000%	12/15/21	600	651,962
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22	200	116,000
General Electric Capital Corp.,
Gtd. Notes, MTN
4.650%	10/17/21	2,600	2,878,637
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	05/15/18	650	653,254
3.450%	04/10/22	700	671,481

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Halliburton Co.,
Sr. Unsec’d. Notes
3.375%	11/15/22		700	$688,894
3.800%	11/15/25		700	681,605
HCA, Inc.,
Sr. Sec’d. Notes
5.250%	04/15/25		1,850	1,863,875
HCP, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/23		1,550	1,552,179
5.375%	02/01/21		600	653,372
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.625%	05/13/24		300	304,446
3.875%	02/01/24		1,100	1,130,881
3.900%	07/15/25		5,350	5,513,293
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.000%	02/15/21		200	190,098
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
2.800%	07/02/20		200	199,483
3.950%	07/15/25		3,950	3,986,775
5.000%	07/15/35		100	102,452
5.200%	07/15/45		850	888,172
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		750	720,065
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24		1,350	1,487,275
McDonald’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/09/20		100	99,931
Sr. Unsec’d. Notes, MTN
3.700%	01/30/26		650	649,466
4.875%	12/09/45		150	150,914
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.125%	11/15/25		750	755,639
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25		650	655,311
MetLife, Inc.,
Sr. Unsec’d. Notes
3.600%	11/13/25		1,900	1,913,348
Monsanto Co.,
Sr. Unsec’d. Notes
4.400%	07/15/44		100	82,793
Morgan Stanley,
Sr. Unsec’d. Notes
4.300%	01/27/45		450	429,349
Sr. Unsec’d. Notes, MTN
2.375%	03/31/21	EUR	150	172,574
3.700%	10/23/24		2,550	2,562,263
5.625%	09/23/19		400	441,440
Sub. Notes
3.950%	04/23/27		900	873,521

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21	1,350	$1,466,411
5.950%	04/01/41	150	179,387
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22	2,750	2,670,214
4.250%	01/17/23	250	251,548
Reynolds American, Inc.,
Gtd. Notes
4.000%	06/12/22	400	415,833
4.450%	06/12/25	5,300	5,542,904
5.850%	08/15/45	1,600	1,778,784
Stryker Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/25	2,550	2,516,896
Synchrony Financial,
Sr. Unsec’d. Notes
3.000%	08/15/19	1,450	1,447,987
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	250	252,522
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	12/15/25	3,150	3,132,240
Time Warner Cable, Inc.,
Gtd. Notes
5.000%	02/01/20	900	952,706
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	12/15/21	850	861,790
US Bank NA,
Sr. Unsec’d. Notes
2.800%	01/27/25	400	389,170
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25	2,700	2,585,334
3.750%	05/01/24	250	244,982
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	02/21/20	550	551,912
3.500%	11/01/24	4,650	4,592,805
4.500%	09/15/20	300	322,322
4.522%	09/15/48	650	581,293
5.150%	09/15/23	500	549,663
Visa, Inc.,
Sr. Unsec’d. Notes
2.800%	12/14/22	1,050	1,054,340
3.150%	12/14/25	1,650	1,652,039
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
3.800%	11/18/24	750	727,626
4.800%	11/18/44	50	45,229

			116,810,187

Venezuela
Petroleos de Venezuela SA,
Sr. Unsec’d. Notes
5.375%	04/12/27	250	90,625

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Venezuela (continued)
Sr. Unsec’d. Notes, RegS
6.000%	05/16/24		340	$126,650

				217,275

TOTAL CORPORATE BONDS (cost $231,891,581)				229,156,628

FOREIGN GOVERNMENT BONDS — 42.1%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
1.750%	11/21/20	AUD	4,365	3,107,102
3.250%	04/21/25	AUD	4,765	3,591,748
Austria Government Bond (Austria),
Sr. Unsec’d. Notes, RegS, 144A
4.150%	03/15/37(g)	EUR	1,140	1,797,029
4.850%	03/15/26(g)	EUR	780	1,171,717
Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes
3.750%	06/22/45	EUR	1,890	2,832,221
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/50	BRL	1,600	977,170
Bundesrepublik Deutschland (Germany),
Bonds
1.500%	09/04/22	EUR	1,150	1,359,881
Canadian Government Bond (Canada),
Bonds
1.500%	03/01/20	CAD	4,840	3,621,133
4.000%	06/01/41	CAD	1,970	1,933,624
Unsec’d. Notes
2.750%	06/01/22	CAD	2,580	2,062,583
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.125%	03/27/25		2,060	2,063,090
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		370	352,425
4.500%	01/28/26		2,870	2,740,850
5.000%	06/15/45		1,020	851,700
5.625%	02/26/44		480	438,000
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, RegS
6.000%	01/26/24		200	208,346
6.375%	03/24/21		1,480	1,571,760
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	4,255	979,545
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, RegS
5.500%	01/27/25		380	365,750
5.875%	04/18/24		320	319,200
6.850%	01/27/45		2,260	2,130,050
7.450%	04/30/44		100	100,750
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, MTN
2.350%	07/29/44	EUR	1,200	1,479,590

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, RegS, 144A
3.375%	04/15/20(g)	EUR	2,060	$2,566,532
France Government Bond OAT (France),
Bonds
1.000%	05/25/19	EUR	12,290	13,862,429
2.250%	05/25/24	EUR	4,540	5,548,878
4.500%	04/25/41	EUR	1,400	2,309,485
4.750%	04/25/35	EUR	3,090	5,021,545
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes, RegS
7.500%	03/15/24		200	210,500
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
4.750%	01/08/26		3,570	3,525,953
Sr. Unsec’d. Notes, RegS
4.125%	01/15/25		1,210	1,159,590
5.125%	01/15/45		1,680	1,519,303
5.250%	01/17/42		210	189,631
5.875%	01/15/24		200	214,263
6.750%	01/15/44		640	685,956
Israel Government Bond (Israel),
Bonds
1.750%	08/31/25	ILS	2,680	668,004
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
2.500%	12/01/24	EUR	3,980	4,697,522
3.750%	03/01/21	EUR	2,010	2,522,761
4.250%	09/01/19	EUR	10,280	12,748,554
5.500%	09/01/22	EUR	5,880	8,218,261
Bonds, RegS, 144A
4.750%	09/01/44	EUR	3,970	6,093,860
Bonds, TIPS
2.150%	11/12/17	EUR	3,100	3,490,428
2.350%	09/15/19	EUR	5,200	6,856,700
Japan Government Five Year Bond (Japan),
Sr. Unsec’d. Notes
0.100%	06/20/20	JPY	2,231,800	18,631,292
0.200%	09/20/18	JPY	3,539,050	29,616,780
Japan Government Forty Year Bond (Japan),
Sr. Unsec’d. Notes
1.400%	03/20/55	JPY	161,400	1,344,631
Japan Government Ten Year Bond (Japan),
Sr. Unsec’d. Notes
0.400%	06/20/25	JPY	722,000	6,102,956
0.400%	09/20/25	JPY	2,370,400	20,008,625
0.700%	12/20/22	JPY	1,564,000	13,585,115
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
1.400%	09/20/45	JPY	762,900	6,535,507
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
1.200%	03/20/35	JPY	1,895,350	16,485,185
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, RegS
5.125%	07/21/25		750	739,140
Mexican Bonos (Mexico),
Bonds
8.500%	12/13/18	MXN	1,463	93,400
10.000%	12/05/24	MXN	46,951	3,429,417

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	2,405	$152,563
8.500%	11/18/38	MXN	2,036	138,805
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25		1,260	1,227,870
4.600%	01/23/46		1,790	1,584,150
Netherlands Government Bond (Netherlands),
Bonds, RegS, 144A
0.250%	07/15/25(g)	EUR	4,550	4,699,064
2.250%	07/15/22	EUR	1,440	1,765,453
Poland Government Bond (Poland),
Bonds
5.750%	10/25/21	PLN	4,680	1,405,080
Province of Ontario Canada (Canada),
Notes
4.650%	06/02/41	CAD	2,700	2,432,303
Unsec’d. Notes
2.600%	06/02/25	CAD	5,000	3,691,407
South Africa Government Bond (South Africa),
Bonds
8.250%	03/31/32	ZAR	12,360	680,947
South Africa Government International (South Africa),
Sr. Unsec’d. Notes
5.875%	09/16/25		220	224,886
Spain Government Bond (Spain),
Bonds
1.150%	07/30/20	EUR	5,180	5,747,612
Sr. Unsec’d. Notes, RegS, 144A
2.150%	10/31/25	EUR	1,290	1,448,969
2.750%	10/31/24	EUR	2,760	3,272,545
5.850%	01/31/22(g)	EUR	2,950	4,120,914
5.900%	07/30/26(g)	EUR	8,800	13,238,875
Spain Government Inflation Linked Bond (Spain),
Sr. Unsec’d. Notes, TIPS, RegS
0.550%	11/30/19	EUR	2,670	2,982,755
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
6.850%	11/03/25		730	687,643
Sr. Unsec’d. Notes, RegS
6.125%	06/03/25		236	209,597
Sweden Government Bond (Sweden),
Bonds
2.500%	05/12/25	SEK	4,275	573,971
Switzerland Government Bond (Switzerland),
Bonds
2.250%	07/06/20	CHF	900	1,014,387
4.000%	04/08/28	CHF	300	439,996
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26		500	468,776
5.750%	03/22/24		520	549,390
United Kingdom Gilt (United Kingdom),
Bonds
2.000%	07/22/20	GBP	5,480	8,318,277
2.000%	09/07/25	GBP	4,700	6,965,642
3.500%	07/22/68	GBP	2,110	4,021,809
Unsec’d. Notes
4.500%	09/07/34	GBP	4,780	9,137,606

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes, RegS
7.750%	10/13/19		3,890	$1,546,275

TOTAL FOREIGN GOVERNMENT BONDS
(cost $320,902,471)				317,485,034

MUNICIPAL BONDS — 0.8%
Puerto Rico — 0.8%
Commonwealth of Puerto Rico (Puerto Rico),
General Obligation Unlimited,
6.000%	07/01/39		1,120	739,357
8.000%	07/01/35		2,245	1,627,692
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico),
Revenue Bonds,
5.250%	07/01/42		900	589,671
Puerto Rico Sales Tax Financing Corp. (Puerto Rico),
Revenue Bonds,
5.250%	08/01/41		340	136,462
5.375%	08/01/39		3,135	1,262,151
6.500%	08/01/44		2,605	1,094,126
17.425%(t)	08/01/32		860	335,254

TOTAL MUNICIPAL BONDS
(cost $6,133,964)				5,784,713

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.5%
Aire Valley Mortgages PLC (United Kingdom),
Series 2007-1X, Class 2A2
0.127%(c)	09/20/66	EUR	7,517	7,913,785
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A2A
2.855%(c)	04/25/37		2,317	2,100,709
Impac Secured Assets Trust,
Series 2007-1, Class A2
0.582%(c)	03/25/37		616	480,461
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR8, Class A3A
0.652%(c)	07/25/46		3,446	2,913,729
JP Morgan Alternative Loan Trust,
Series 2008-R2, Class A1, 144A
6.000%	11/25/36		2,417	2,107,079
Structured Asset Mortgage Investments II Trust,
Series 2006-AR1, Class 2A1
0.652%(c)	02/25/36		547	452,735
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR9, Class 1A
1.257%(c)	08/25/46		3,658	3,032,479

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $18,998,271)				19,000,977

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.4%
Federal Home Loan Banks
2.625%	09/12/25		3,700	3,661,446
Federal National Mortgage Assoc.
2.500%	TBA		1,000	1,007,905
3.500%	10/01/45-12/01/45		8,000	8,259,974
3.500%	TBA		1,000	1,029,575

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	TBA	8,000	$8,253,786
5.000%	10/01/23-02/01/38	933	1,026,564
Government National Mortgage Assoc.
3.500%	TBA	1,000	1,042,461
4.000%	10/20/43-09/20/45	21,585	22,988,214
4.000%	TBA	44,000	46,725,932

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $93,865,179)			93,995,857

U.S. TREASURY OBLIGATIONS — 3.2%
U.S. Treasury Bonds
3.000%	11/15/44	10,805	10,765,745
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	1,560	1,484,048
0.375%	07/15/23-07/15/25	8,640	8,584,378
1.375%	02/15/44	1,690	1,755,219
2.125%	02/15/40	1,100	1,425,133

TOTAL U.S. TREASURY OBLIGATIONS
(cost $24,345,800)			24,014,523

TOTAL LONG-TERM INVESTMENTS
(cost $769,178,852)			762,595,306

		Shares
SHORT-TERM INVESTMENT — 5.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $40,169,011)(w)(Note 4)		40,169,011	40,169,011

TOTAL INVESTMENTS — 106.4% (cost $809,347,863)			802,764,317
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (6.4)%			(48,316,395)

NET ASSETS — 100.0%			$754,447,922

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(t)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2015.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
188	2 Year U.S. Treasury Notes	Mar. 2016	$40,904,688	$40,840,063	$(64,625)
866	3 Year Australian Treasury Bonds	Mar. 2016	189,874,825	190,090,127	215,302
208	5 Year Euro-Bobl	Mar. 2016	29,515,274	29,537,325	22,051
464	5 Year U.S. Treasury Notes	Mar. 2016	54,961,001	54,900,625	(60,376)
83	10 Year Australian Treasury Bonds	Mar. 2016	58,391,590	58,408,129	16,539
38	10 Year Euro-Bund	Mar. 2016	6,534,184	6,521,578	(12,606)
6	10 Year U.K. Gilt	Mar. 2016	1,041,263	1,032,860	(8,403)
78	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	12,347,779	12,377,625	29,846
33	Euro-BTP Italian Government Bond	Mar. 2016	4,914,701	4,946,216	31,515
11	Euro-OAT	Mar. 2016	1,795,744	1,793,745	(1,999)

					167,244

Short Positions:
333	10 Year U.S. Treasury Notes	Mar. 2016	42,121,588	41,926,781	194,807
109	20 Year U.S. Treasury Bonds	Mar. 2016	16,816,622	16,758,750	57,872

					252,679

					$419,923

(1)	Cash of $1,602,048 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Citigroup Global Markets	AUD	326	$237,944	$236,884	$(1,060)
Expiring 03/16/16	Standard Chartered PLC	AUD	1,245	881,908	903,780	21,872
Expiring 03/16/16	State Street Bank	AUD	1,097	786,222	795,984	9,762
Expiring 03/16/16	UBS AG	AUD	751	536,243	545,152	8,909
Expiring 03/16/16	Westpac Banking Corp.	AUD	2,484	1,788,008	1,803,205	15,197
Brazilian Real,
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	3,392	895,000	855,842	(39,158)
Expiring 01/05/16	Morgan Stanley	BRL	7,056	1,799,000	1,780,305	(18,695)
Expiring 01/05/16	Morgan Stanley	BRL	3,373	897,000	851,095	(45,905)
Expiring 01/05/16	RBC Dominion Securities	BRL	6,896	1,729,805	1,739,839	10,034
Expiring 01/05/16	UBS AG	BRL	3,425	899,000	864,091	(34,909)
British Pound,
Expiring 03/16/16	BNP Paribas	GBP	309	458,915	456,057	(2,858)
Expiring 03/16/16	Credit Suisse First Boston Corp.	GBP	433	646,692	638,384	(8,308)
Expiring 03/16/16	Credit Suisse First Boston Corp.	GBP	261	388,080	384,378	(3,702)
Expiring 03/16/16	Hong Kong & Shanghai Bank	GBP	382	574,734	563,322	(11,412)
Expiring 03/16/16	Hong Kong & Shanghai Bank	GBP	285	423,606	419,907	(3,699)
Expiring 03/16/16	State Street Bank	GBP	452	670,587	666,142	(4,445)
Expiring 03/16/16	State Street Bank	GBP	258	390,489	379,661	(10,828)
Canadian Dollar,
Expiring 01/07/16	Barclays Capital Group	CAD	11,690	8,759,704	8,448,365	(311,339)
Expiring 03/16/16	Bank of America	CAD	628	463,849	454,170	(9,679)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/16/16	Citigroup Global Markets	CAD	774	$571,988	$559,722	$(12,266)
Expiring 03/16/16	Credit Suisse First Boston Corp.	CAD	590	423,809	426,417	2,608
Expiring 03/16/16	Credit Suisse First Boston Corp.	CAD	535	391,796	387,040	(4,756)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CAD	637	458,835	460,594	1,759
Expiring 03/16/16	Hong Kong & Shanghai Bank	CAD	576	431,158	416,556	(14,602)
Expiring 03/16/16	JPMorgan Chase	CAD	583	425,882	421,487	(4,395)
Expiring 03/16/16	JPMorgan Chase	CAD	524	392,432	378,437	(13,995)
Expiring 03/16/16	RBC Dominion Securities	CAD	1,300	958,803	939,418	(19,385)
Expiring 03/16/16	Standard Chartered PLC	CAD	583	428,817	421,031	(7,786)
Expiring 03/16/16	State Street Bank	CAD	4,887	3,576,000	3,532,503	(43,497)
Chilean Peso,
Expiring 01/12/16	Citigroup Global Markets	CLP	526,092	735,742	741,393	5,651
Expiring 01/13/16	Credit Suisse First Boston Corp.	CLP	591,375	840,797	833,290	(7,507)
Expiring 01/27/16	Citigroup Global Markets	CLP	1,653,281	2,320,069	2,325,617	5,548
Chinese Yuan,
Expiring 03/16/16	Citigroup Global Markets	CNY	11,908	1,830,967	1,824,761	(6,206)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	17,749	2,682,000	2,719,890	37,890
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	5,880	896,000	901,075	5,075
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	3,990	603,000	611,444	8,444
Expiring 03/16/16	JPMorgan Chase	CNY	5,911	895,000	905,808	10,808
Expiring 03/16/16	Standard Chartered PLC	CNY	5,878	897,000	900,746	3,746
Expiring 03/16/16	Standard Chartered PLC	CNY	5,877	888,000	900,612	12,612
Expiring 03/16/16	UBS AG	CNY	5,905	894,000	904,889	10,889
Expiring 09/01/16	Hong Kong & Shanghai Bank	CNY	5,946	899,000	904,066	5,066
Colombian Peso,
Expiring 01/12/16	Citigroup Global Markets	COP	1,185,980	361,106	373,126	12,020
Expiring 01/12/16	Credit Suisse First Boston Corp.	COP	978,661	310,587	307,900	(2,687)
Expiring 01/15/16	Deutsche Bank AG	COP	6,584,653	2,067,070	2,070,971	3,901
Expiring 01/27/16	Hong Kong & Shanghai Bank	COP	1,726,760	514,759	542,409	27,650
Expiring 01/27/16	Standard Chartered PLC	COP	4,219,730	1,378,231	1,325,500	(52,731)
Euro,
Expiring 03/16/16	RBC Dominion Securities	EUR	354	387,282	384,943	(2,339)
Expiring 03/16/16	State Street Bank	EUR	1,632	1,775,951	1,777,081	1,130
Expiring 03/16/16	UBS AG	EUR	1,735	1,899,271	1,889,392	(9,879)
Expiring 03/16/16	UBS AG	EUR	373	395,201	406,128	10,927
Hungarian Forint,
Expiring 03/16/16	BNP Paribas	HUF	327,974	1,116,545	1,128,802	12,257
Expiring 03/16/16	Citigroup Global Markets	HUF	328,496	1,141,164	1,130,597	(10,567)
Expiring 03/16/16	Royal Bank of Scotland Group PLC	HUF	608,732	2,067,000	2,095,097	28,097
Indonesian Rupiah,
Expiring 01/04/16	Hong Kong & Shanghai Bank	IDR	10,662,356	775,444	772,690	(2,754)
Japanese Yen,
Expiring 03/16/16	Credit Suisse First Boston Corp.	JPY	216,516	1,772,000	1,804,842	32,842
Expiring 03/16/16	UBS AG	JPY	110,012	894,000	917,041	23,041
Malaysian Ringgit,
Expiring 01/04/16	BNP Paribas	MYR	3,822	888,841	889,917	1,076
Mexican Peso,
Expiring 03/16/16	Hong Kong & Shanghai Bank	MXN	15,342	887,000	885,252	(1,748)
Expiring 03/16/16	JPMorgan Chase	MXN	57,790	3,388,229	3,334,606	(53,623)
Expiring 03/16/16	JPMorgan Chase	MXN	15,353	896,000	885,920	(10,080)
Expiring 03/16/16	JPMorgan Chase	MXN	15,345	897,000	885,447	(11,553)
Expiring 03/16/16	JPMorgan Chase	MXN	15,278	888,000	881,596	(6,404)
Expiring 03/16/16	RBC Dominion Securities	MXN	59,200	3,495,117	3,416,005	(79,112)
Expiring 03/16/16	RBC Dominion Securities	MXN	15,197	894,000	876,899	(17,101)
Expiring 03/16/16	Royal Bank of Scotland Group PLC	MXN	63,163	3,791,461	3,644,646	(146,815)
Expiring 03/16/16	UBS AG	MXN	69,773	4,202,069	4,026,091	(175,978)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Taiwanese Dollar,
Expiring 01/08/16	Barclays Capital Group	TWD	29,390	$899,000	$894,794	$(4,206)
New Zealand Dollar,
Expiring 03/16/16	State Street Bank	NZD	653	428,995	444,735	15,740
Norwegian Krone,
Expiring 03/16/16	BNP Paribas	NOK	3,084	353,222	348,136	(5,086)
Expiring 03/16/16	Hong Kong & Shanghai Bank	NOK	4,031	464,051	455,052	(8,999)
Expiring 03/16/16	Hong Kong & Shanghai Bank	NOK	3,071	352,349	346,697	(5,652)
Expiring 03/16/16	JPMorgan Chase	NOK	3,704	423,677	418,134	(5,543)
Expiring 03/16/16	JPMorgan Chase	NOK	3,439	393,378	388,178	(5,200)
Expiring 03/16/16	Morgan Stanley	NOK	3,717	426,290	419,582	(6,708)
Expiring 03/16/16	State Street Bank	NOK	12,489	1,467,052	1,409,842	(57,210)
Polish Zloty,
Expiring 03/16/16	Citigroup Global Markets	PLN	27,244	6,739,616	6,934,791	195,175
Russian Ruble,
Expiring 01/12/16	Citigroup Global Markets	RUB	49,646	716,649	677,787	(38,862)
Expiring 01/12/16	JPMorgan Chase	RUB	60,749	899,000	829,373	(69,627)
Expiring 01/12/16	JPMorgan Chase	RUB	60,612	899,000	827,497	(71,503)
Expiring 01/14/16	Hong Kong & Shanghai Bank	RUB	57,194	877,278	780,401	(96,877)
Expiring 01/14/16	JPMorgan Chase	RUB	57,512	861,018	784,734	(76,284)
Expiring 01/14/16	Morgan Stanley	RUB	98,322	1,468,800	1,341,574	(127,226)
Expiring 01/19/16	Hong Kong & Shanghai Bank	RUB	102,433	1,446,327	1,395,708	(50,619)
Expiring 01/19/16	JPMorgan Chase	RUB	59,559	832,527	811,529	(20,998)
Expiring 01/19/16	Morgan Stanley	RUB	61,338	866,943	835,771	(31,172)
Expiring 01/19/16	Morgan Stanley	RUB	33,971	459,301	462,882	3,581
Expiring 01/21/16	JPMorgan Chase	RUB	62,383	894,000	849,527	(44,473)
Expiring 01/27/16	Citigroup Global Markets	RUB	164,143	2,447,527	2,231,551	(215,976)
Expiring 01/28/16	Credit Suisse First Boston Corp.	RUB	63,036	885,000	856,741	(28,259)
Expiring 02/03/16	Morgan Stanley	RUB	105,198	1,478,540	1,427,522	(51,018)
Expiring 02/11/16	Hong Kong & Shanghai Bank	RUB	110,742	1,574,207	1,499,679	(74,528)
South African Rand,
Expiring 03/16/16	Standard Chartered PLC	ZAR	13,684	895,000	872,258	(22,742)
South Korean Won,
Expiring 01/08/16	Standard Chartered PLC	KRW	1,059,874	896,000	903,700	7,700
Expiring 01/14/16	Barclays Capital Group	KRW	1,045,345	894,000	891,160	(2,840)
Expiring 01/14/16	Hong Kong & Shanghai Bank	KRW	1,057,259	895,000	901,316	6,316
Expiring 01/15/16	Deutsche Bank AG	KRW	1,062,251	894,000	905,546	11,546
Expiring 01/15/16	State Street Bank	KRW	2,099,366	1,802,000	1,789,665	(12,335)
Expiring 01/15/16	UBS AG	KRW	1,063,605	894,000	906,701	12,701
Expiring 01/19/16	Standard Chartered PLC	KRW	2,074,261	1,772,000	1,768,062	(3,938)
Swedish Krona,
Expiring 03/16/16	Bank of America	SEK	5,053	594,909	599,917	5,008
Expiring 03/16/16	JPMorgan Chase	SEK	8,187	970,312	972,058	1,746
Expiring 03/16/16	State Street Bank	SEK	5,395	638,795	640,517	1,722
Turkish Lira,
Expiring 03/16/16	Royal Bank of Scotland Group PLC	TRY	2,734	894,000	917,267	23,267

				$123,344,972	$121,596,641	$(1,748,331)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/22/16	Credit Suisse First Boston Corp.	AUD	9,442	$6,883,003	$6,872,573	$10,430
Expiring 03/16/16	Bank of America	AUD	1,227	889,409	890,713	(1,304)
Expiring 03/16/16	BNP Paribas	AUD	690	502,892	500,728	2,164
Expiring 03/16/16	Citigroup Global Markets	AUD	1,246	892,510	904,506	(11,996)
Expiring 03/16/16	Citigroup Global Markets	AUD	740	538,910	537,007	1,903

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 03/16/16	Hong Kong & Shanghai Bank	AUD	536	$388,080	$388,778	$(698)
Expiring 03/16/16	JPMorgan Chase	AUD	678	494,120	491,950	2,170
Expiring 03/16/16	Morgan Stanley	AUD	1,245	886,171	903,620	(17,449)
Expiring 03/16/16	State Street Bank	AUD	3,702	2,663,570	2,687,385	(23,815)
Expiring 03/16/16	UBS AG	AUD	2,464	1,793,361	1,788,687	4,674
Brazilian Real,
Expiring 01/05/16	Bank of America	BRL	3,507	901,000	884,745	16,255
Expiring 01/05/16	Bank of America	BRL	3,382	899,000	853,203	45,797
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	3,471	901,000	875,720	25,280
Expiring 01/05/16	Morgan Stanley	BRL	3,491	880,241	880,792	(551)
Expiring 01/05/16	Morgan Stanley	BRL	3,435	898,000	866,557	31,443
Expiring 01/05/16	Morgan Stanley	BRL	3,393	899,000	856,009	42,991
Expiring 01/05/16	RBC Dominion Securities	BRL	3,465	886,000	874,146	11,854
Expiring 02/02/16	Morgan Stanley	BRL	7,164	1,776,000	1,789,693	(13,693)
Expiring 02/02/16	RBC Dominion Securities	BRL	6,896	1,712,366	1,722,617	(10,251)
British Pound,
Expiring 01/13/16	Bank of America	GBP	408	610,448	601,497	8,951
Expiring 01/13/16	Westpac Banking Corp.	GBP	25,027	37,865,476	36,896,186	969,290
Expiring 03/16/16	JPMorgan Chase	GBP	532	798,902	784,719	14,183
Canadian Dollar,
Expiring 01/07/16	BNP Paribas	CAD	615	459,880	444,467	15,413
Expiring 01/07/16	Citigroup Global Markets	CAD	30,064	22,622,405	21,727,583	894,822
Expiring 03/16/16	Bank of America	CAD	2,479	1,772,000	1,791,620	(19,620)
Expiring 03/16/16	Citigroup Global Markets	CAD	1,234	886,000	891,740	(5,740)
Expiring 03/16/16	JPMorgan Chase	CAD	845	623,298	610,923	12,375
Expiring 03/16/16	RBC Dominion Securities	CAD	1,205	894,000	871,318	22,682
Chilean Peso,
Expiring 01/11/16	Royal Bank of Scotland Group PLC	CLP	752,291	1,069,078	1,060,291	8,787
Expiring 01/12/16	Hong Kong & Shanghai Bank	CLP	507,802	716,000	715,618	382
Expiring 01/15/16	Royal Bank of Scotland Group PLC	CLP	771,504	1,088,001	1,086,840	1,161
Chinese Yuan,
Expiring 03/16/16	Bank of America	CNY	5,897	894,000	903,653	(9,653)
Expiring 03/16/16	Citigroup Global Markets	CNY	17,708	2,691,000	2,713,586	(22,586)
Expiring 03/16/16	Deutsche Bank AG	CNY	5,905	897,000	904,819	(7,819)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	5,838	894,000	894,559	(559)
Expiring 03/16/16	JPMorgan Chase	CNY	5,899	895,000	903,994	(8,994)
Expiring 03/16/16	Standard Chartered PLC	CNY	867	131,771	132,792	(1,021)
Expiring 09/01/16	Barclays Capital Group	CNY	10,766	1,616,465	1,636,908	(20,443)
Expiring 09/01/16	Citigroup Global Markets	CNY	16,688	2,551,985	2,537,424	14,561
Expiring 09/01/16	Deutsche Bank AG	CNY	26,452	3,973,000	4,022,036	(49,036)
Expiring 09/01/16	Deutsche Bank AG	CNY	4,462	678,000	678,505	(505)
Expiring 09/01/16	Hong Kong & Shanghai Bank	CNY	9,724	1,474,000	1,478,498	(4,498)
Expiring 09/01/16	JPMorgan Chase	CNY	6,463	983,000	982,694	306
Expiring 09/01/16	JPMorgan Chase	CNY	5,704	884,000	867,323	16,677
Expiring 09/01/16	Standard Chartered PLC	CNY	11,435	1,765,000	1,738,603	26,397
Expiring 09/01/16	Standard Chartered PLC	CNY	11,417	1,768,000	1,735,940	32,060
Expiring 09/01/16	Standard Chartered PLC	CNY	3,278	492,000	498,334	(6,334)
Expiring 09/01/16	Westpac Banking Corp.	CNY	6,447	982,000	980,215	1,785
Colombian Peso,
Expiring 01/19/16	Royal Bank of Scotland Group PLC	COP	2,944,407	886,000	925,671	(39,671)
Expiring 01/21/16	Deutsche Bank AG	COP	2,454,521	733,248	771,498	(38,250)
Danish Krone,
Expiring 01/20/16	State Street Bank	DKK	6,912	995,199	1,007,123	(11,924)
Euro,
Expiring 02/10/16	Citigroup Global Markets	EUR	173,327	188,252,188	188,559,947	(307,759)
Expiring 03/16/16	BNP Paribas	EUR	755	821,959	822,357	(398)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/16/16	BNP Paribas	EUR	718	$786,490	$781,562	$4,928
Expiring 03/16/16	Citigroup Global Markets	EUR	16,024	17,679,072	17,448,208	230,864
Expiring 03/16/16	Credit Suisse First Boston Corp.	EUR	850	926,414	925,740	674
Indonesian Rupiah,
Expiring 01/04/16	Deutsche Bank AG	IDR	10,662,356	766,847	772,690	(5,843)
Expiring 01/08/16	Hong Kong & Shanghai Bank	IDR	12,613,875	898,424	913,189	(14,765)
Expiring 01/11/16	Deutsche Bank AG	IDR	11,808,098	851,341	854,205	(2,864)
Expiring 01/19/16	Hong Kong & Shanghai Bank	IDR	10,662,356	771,963	769,762	2,201
Expiring 01/19/16	Morgan Stanley	IDR	11,761,226	843,582	849,094	(5,512)
Expiring 01/22/16	JPMorgan Chase	IDR	12,194,920	863,357	879,737	(16,380)
Expiring 02/17/16	Barclays Capital Group	IDR	12,374,270	858,132	886,853	(28,721)
Expiring 02/19/16	JPMorgan Chase	IDR	17,215,511	1,197,601	1,233,203	(35,602)
Israeli Shekel,
Expiring 02/05/16	Hong Kong & Shanghai Bank	ILS	2,582	668,560	663,901	4,659
Expiring 03/16/16	Barclays Capital Group	ILS	3,935	1,020,261	1,013,017	7,244
Japanese Yen,
Expiring 01/28/16	Westpac Banking Corp.	JPY	13,425,132	109,501,736	111,761,897	(2,260,161)
Expiring 03/16/16	BNP Paribas	JPY	51,014	424,098	425,241	(1,143)
Expiring 03/16/16	Citigroup Global Markets	JPY	204,797	1,694,056	1,707,152	(13,096)
Expiring 03/16/16	Credit Suisse First Boston Corp.	JPY	51,258	424,541	427,274	(2,733)
Expiring 03/16/16	Deutsche Bank AG	JPY	109,757	896,000	914,918	(18,918)
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	215,775	1,772,000	1,798,660	(26,660)
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	212,734	1,771,000	1,773,315	(2,315)
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	48,255	394,214	402,246	(8,032)
Expiring 03/16/16	State Street Bank	JPY	48,380	394,007	403,288	(9,281)
Expiring 03/16/16	UBS AG	JPY	363,602	2,956,040	3,030,921	(74,881)
Malaysian Ringgit,
Expiring 01/04/16	Hong Kong & Shanghai Bank	MYR	3,822	899,000	889,917	9,083
Expiring 01/08/16	BNP Paribas	MYR	3,822	888,697	889,649	(952)
Mexican Peso,
Expiring 02/05/16	Citigroup Global Markets	MXN	68,621	4,014,127	3,971,013	43,114
Expiring 03/16/16	Morgan Stanley	MXN	15,128	886,000	872,898	13,102
Expiring 03/16/16	Royal Bank of Scotland Group PLC	MXN	15,224	886,000	878,476	7,524
New Taiwanese Dollar,
Expiring 01/08/16	BNP Paribas	TWD	27,587	849,473	839,887	9,586
Expiring 01/08/16	Westpac Banking Corp.	TWD	28,465	877,436	866,626	10,810
Expiring 01/11/16	Bank of America	TWD	29,610	897,000	901,502	(4,502)
Expiring 01/19/16	Bank of America	TWD	38,637	1,177,979	1,176,371	1,608
Expiring 01/21/16	Hong Kong & Shanghai Bank	TWD	63,766	1,948,052	1,941,498	6,554
Expiring 01/21/16	Hong Kong & Shanghai Bank	TWD	29,235	886,000	890,138	(4,138)
Expiring 01/29/16	BNP Paribas	TWD	27,788	853,166	846,096	7,070
Expiring 02/04/16	JPMorgan Chase	TWD	106,952	3,269,693	3,256,799	12,894
Expiring 02/04/16	Westpac Banking Corp.	TWD	12,948	393,547	394,290	(743)
New Zealand Dollar,
Expiring 03/16/16	Barclays Capital Group	NZD	538	356,778	366,144	(9,366)
Expiring 03/16/16	Barclays Capital Group	NZD	525	352,026	357,111	(5,085)
Expiring 03/16/16	BNP Paribas	NZD	683	461,487	465,131	(3,644)
Expiring 03/16/16	Citigroup Global Markets	NZD	760	502,892	517,131	(14,239)
Expiring 03/16/16	Credit Suisse First Boston Corp.	NZD	782	529,411	532,299	(2,888)
Expiring 03/16/16	Deutsche Bank AG	NZD	621	423,614	422,846	768
Expiring 03/16/16	Morgan Stanley	NZD	1,279	855,406	870,800	(15,394)
Expiring 03/16/16	Morgan Stanley	NZD	761	502,983	518,007	(15,024)
Expiring 03/16/16	State Street Bank	NZD	1,327	889,621	903,347	(13,726)
Expiring 03/16/16	State Street Bank	NZD	1,323	888,037	900,623	(12,586)
Expiring 03/16/16	State Street Bank	NZD	738	487,126	502,094	(14,968)
Expiring 03/16/16	UBS AG	NZD	923	609,261	628,200	(18,939)
Expiring 03/16/16	UBS AG	NZD	693	463,763	471,851	(8,088)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Polish Zloty,
Expiring 01/20/16	Bank of America	PLN	5,825	$1,476,746	$1,484,175	$(7,429)
Russian Ruble,
Expiring 01/12/16	Credit Suisse First Boston Corp.	RUB	60,265	899,000	822,765	76,235
Expiring 01/12/16	Hong Kong & Shanghai Bank	RUB	110,742	1,586,555	1,511,892	74,663
Expiring 01/14/16	Credit Suisse First Boston Corp.	RUB	62,719	894,000	855,790	38,210
Expiring 01/19/16	JPMorgan Chase	RUB	189,302	2,658,000	2,579,363	78,637
Singapore Dollar,
Expiring 03/16/16	Bank of America	SGD	3,671	2,598,809	2,582,441	16,368
Expiring 03/16/16	Hong Kong & Shanghai Bank	SGD	3,671	2,592,843	2,582,532	10,311
South African Rand,
Expiring 02/05/16	BNP Paribas	ZAR	11,858	770,288	761,576	8,712
Expiring 03/16/16	Barclays Capital Group	ZAR	13,870	895,000	884,142	10,858
South Korean Won,
Expiring 01/08/16	UBS AG	KRW	3,997,770	3,394,759	3,408,691	(13,932)
Expiring 01/14/16	Bank of America	KRW	1,770,258	1,492,629	1,509,150	(16,521)
Expiring 01/14/16	BNP Paribas	KRW	2,984,994	2,569,085	2,544,716	24,369
Expiring 01/15/16	Citigroup Global Markets	KRW	779,675	687,210	664,655	22,555
Expiring 01/15/16	JPMorgan Chase	KRW	2,859,772	2,466,044	2,437,895	28,149
Expiring 01/15/16	Westpac Banking Corp.	KRW	779,853	687,416	664,808	22,608
Expiring 01/22/16	UBS AG	KRW	2,961,457	2,524,149	2,524,077	72
Swedish Krona,
Expiring 01/15/16	Deutsche Bank AG	SEK	5,032	579,355	596,390	(17,035)
Expiring 03/16/16	Citigroup Global Markets	SEK	4,847	574,144	575,436	(1,292)
Expiring 03/16/16	Citigroup Global Markets	SEK	4,175	494,878	495,677	(799)
Expiring 03/16/16	Credit Suisse First Boston Corp.	SEK	3,533	424,420	419,426	4,994
Expiring 03/16/16	Hong Kong & Shanghai Bank	SEK	2,986	355,756	354,514	1,242
Expiring 03/16/16	JPMorgan Chase	SEK	4,875	573,748	578,757	(5,009)
Swiss Franc,
Expiring 01/07/16	Citigroup Global Markets	CHF	1,493	1,493,182	1,491,474	1,708
Turkish Lira,
Expiring 03/16/16	Barclays Capital Group	TRY	8,933	2,980,788	2,997,407	(16,619)
United Arab Emirates Dirham,
Expiring 08/11/16	BNP Paribas	AED	5,775	1,568,479	1,568,870	(391)
Expiring 08/11/16	Citigroup Global Markets	AED	9,996	2,713,000	2,715,502	(2,502)
Expiring 08/11/16	Citigroup Global Markets	AED	8,752	2,374,000	2,377,479	(3,479)
Expiring 12/07/16	BNP Paribas	AED	6,283	1,701,162	1,704,567	(3,405)
Expiring 12/07/16	BNP Paribas	AED	6,283	1,701,162	1,704,567	(3,405)
Expiring 12/07/16	BNP Paribas	AED	2,359	638,893	639,903	(1,010)
Expiring 12/07/16	Hong Kong & Shanghai Bank	AED	6,262	1,695,060	1,698,821	(3,761)
Expiring 12/07/16	Hong Kong & Shanghai Bank	AED	3,142	850,581	852,399	(1,818)

				$533,668,388	$534,045,384	(376,996)

						$(2,125,327)

Cross currency exchange contracts outstanding at December 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/16/16	Buy	AUD	547	EUR	357	$7,755	Credit Suisse First Boston Corp.
03/16/16	Buy	CAD	1,867	EUR	1,238	1,924	RBC Dominion Securities
03/16/16	Buy	CAD	3,377	EUR	2,283	(45,167)	RBC Dominion Securities
03/16/16	Buy	EUR	816	PLZ	3,564	(18,523)	Bank of America
03/16/16	Buy	EUR	1,290	AUD	1,976	(30,076)	Barclays Capital Group
03/16/16	Buy	EUR	594	HUF	186,880	3,614	BNP Paribas
03/16/16	Buy	EUR	1,290	AUD	1,967	(23,517)	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Cross currency exchange contracts outstanding at December 31, 2015 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (continued):
03/16/16	Buy	EUR	819	PLZ	3,536	$(8,163)	UBS AG
03/16/16	Buy	EUR	1,445	GBP	1,021	68,045	UBS AG
03/16/16	Buy	GBP	261	JPY	47,155	(8,378)	Bank of America
03/16/16	Buy	GBP	599	EUR	810	884	Credit Suisse First Boston Corp.
01/12/16	Buy	PLN	3,656	EUR	851	4,061	Royal Bank of Scotland Group PLC
03/16/16	Buy	PLN	3,737	EUR	863	11,722	Citigroup Global Markets
01/12/16	Buy	SEK	15,081	EUR	1,622	24,329	Royal Bank of Scotland Group PLC
01/12/16	Buy	SEK	7,076	EUR	763	9,491	State Street Bank
01/18/16	Buy	SEK	4,865	EUR	525	6,359	Bank of America
01/18/16	Buy	SEK	9,571	EUR	1,031	13,671	Deutsche Bank AG
03/16/16	Buy	SEK	5,845	EUR	626	11,922	Bank of America
03/16/16	Buy	SEK	27,740	EUR	2,998	28,588	Bank of America
03/16/16	Buy	SEK	18,165	EUR	1,962	20,464	Hong Kong & Shanghai Bank
03/16/16	Buy	SEK	3,942	EUR	424	6,093	JPMorgan Chase
03/16/16	Buy	SEK	7,695	EUR	831	8,690	JPMorgan Chase
03/16/16	Buy	SEK	13,953	EUR	1,496	27,219	JPMorgan Chase
03/16/16	Buy	SEK	14,603	EUR	1,577	17,130	State Street Bank
03/16/16	Buy	SEK	27,728	EUR	2,999	26,193	State Street Bank
03/16/16	Buy	SEK	7,510	EUR	809	10,782	UBS AG
03/16/16	Buy	SEK	13,845	EUR	1,497	13,734	UBS AG

						$188,846

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
BRL	110,000	01/04/21	15.570%	Brazilian interbank lending rate(1)	$(557,052)	$—	$(557,052)	Morgan Stanley
BRL	22,230	01/04/21	16.267%	Brazilian interbank lending rate(1)	(25,177)	—	(25,177)	Deutsche Bank AG
BRL	4,690	01/04/21	16.370%	Brazilian interbank lending rate(1)	(2,787)	—	(2,787)	JPMorgan Chase
BRL	4,170	01/04/21	16.441%	Brazilian interbank lending rate(1)	(589)	—	(589)	Deutsche Bank AG
KRW	5,330,250	07/29/17	1.625%	3 Month KWCDC(1)	2,419	—	2,419	Citigroup Global Markets
KRW	256,400	07/29/25	2.160%	3 Month KWCDC(2)	(4,870)	—	(4,870)	Barclays Capital Group

					$(588,056)	$—	$(588,056)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	13,140	03/16/21	2.500%	6 Month BBSW(1)	$(48,873)	$(72,154)	$(23,281)
AUD	14,970	03/16/26	3.000%	6 Month BBSW(1)	(116,271)	(116,934)	(663)
CAD	30,790	03/16/18	1.250%	3 Month CDOR(1)	172,122	176,352	4,230
CAD	28,080	03/16/21	1.750%	3 Month CDOR(1)	424,648	514,276	89,628
CAD	770	12/16/25	2.500%	3 Month CDOR(2)	8,117	3,545	(4,572)
CHF	1,430	12/15/26	1.000%	6 Month LIBOR(2)	(12,661)	(8,382)	4,279

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (continued):
EUR	24,960	03/16/19	0.250%	6 Month EURIBOR(1)	$151,988	$126,788	$(25,200)
EUR	25,330	03/16/21	0.500%	6 Month EURIBOR(2)	(265,444)	(174,040)	91,404
EUR	1,780	03/16/23	0.750%	6 Month EURIBOR(1)	23,056	(11,538)	(34,594)
EUR	76,555	05/11/25	1.568%	6 Month EURIBOR(1)	(299,544)	79,672	379,216
EUR	26,305	09/16/25	2.000%	6 Month EURIBOR(1)	503,088	511,879	8,791
EUR	5,080	12/16/25	1.500%	6 Month EURIBOR(1)	(40,136)	(48,975)	(8,839)
EUR	70,720	03/16/26	1.000%	6 Month EURIBOR(1)	341,517	(299,378)	(640,895)
EUR	25,200	03/17/26	1.500%	6 Month EURIBOR(1)	(296,151)	(313,385)	(17,234)
EUR	28,935	05/11/35	1.695%	6 Month EURIBOR(2)	715,681	1,220,839	505,158
EUR	3,490	12/17/35	2.250%	6 Month EURIBOR(1)	(110,801)	639	111,440
EUR	2,660	12/19/45	1.750%	6 Month EURIBOR(1)	(128,557)	4,891	133,448
EUR	200	03/16/46	1.500%	6 Month EURIBOR(2)	5,198	6,658	1,460
GBP	7,430	01/04/18	0.845%	3 Month LIBOR(2)	36,980	28,758	(8,222)
GBP	31,940	03/16/18	1.500%	6 Month LIBOR(2)	(384,638)	(297,353)	87,285
GBP	3,990	12/11/22	1.940%	6 Month LIBOR(2)	13,983	37,145	23,162
GBP	950	03/16/23	2.000%	6 Month LIBOR(1)	30,604	14,868	(15,736)
GBP	18,920	09/16/25	2.750%	6 Month LIBOR(2)	(438,944)	(396,788)	42,156
GBP	4,090	03/16/26	2.250%	6 Month LIBOR(2)	(186,156)	(118,001)	68,155
GBP	7,000	12/11/27	2.190%	6 Month LIBOR(1)	(46,682)	(104,020)	(57,338)
GBP	3,570	12/11/32	2.250%	6 Month LIBOR(2)	39,927	74,189	34,262
GBP	10	12/17/35	2.500%	6 Month LIBOR(2)	(524)	(45)	479
GBP	11,280	03/16/46	2.250%	6 Month LIBOR(2)	(795,665)	(304,395)	491,270
JPY	2,813,960	12/16/25	1.000%	6 Month LIBOR(2)	(280,598)	(377,637)	(97,039)
JPY	2,920,950	03/16/26	0.500%	6 Month LIBOR(1)	36,247	147,984	111,737
JPY	382,490	12/19/45	2.000%	6 Month LIBOR(2)	(63,394)	(63,894)	(500)
MXN	56,000	11/07/16	3.911%	28 Day Mexican Interbank Rate(1)	—	(5,813)	(5,813)
MXN	23,800	11/08/16	3.920%	28 Day Mexican Interbank Rate(1)	—	(2,260)	(2,260)
MXN	48,150	11/09/16	3.900%	28 Day Mexican Interbank Rate(1)	—	(4,851)	(4,851)
NZD	6,330	03/16/26	3.500%	3 Month New Zealand Bank Bill(2)	48,512	102,080	53,568
SEK	468,650	03/16/18	0.050%	3 Month STIBOR(1)	207,008	120,835	(86,173)
SEK	140,290	03/16/21	0.750%	3 Month STIBOR(2)	(54,494)	49,871	104,365
SEK	107,370	03/16/26	1.500%	3 Month STIBOR(2)	110,352	235,454	125,102
	14,480	03/16/18	1.500%	3 Month LIBOR(1)	87,377	61,182	(26,195)
	7,200	03/16/21	2.000%	3 Month LIBOR(1)	98,032	69,412	(28,620)
	81,575	06/24/21	2.923%	3 Month LIBOR(1)	562,181	900,929	338,748
	121,565	09/02/22	2.810%	3 Month LIBOR(1)	214,284	735,541	521,257
	18,950	12/16/25	3.000%	3 Month LIBOR(2)	(208,567)	(260,265)	(51,698)
	32,780	03/16/26	2.500%	3 Month LIBOR(2)	(917,780)	(805,201)	112,579
	26,600	03/17/26	2.500%	3 Month LIBOR(2)	322,277	244,978	(77,299)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (continued):
	20,550	06/24/29	3.218%	3 Month LIBOR(2)	$(477,219)	$(882,106)	$(404,887)
	28,500	09/02/30	3.005%	3 Month LIBOR(2)	(69,780)	(485,643)	(415,863)
	2,700	12/19/45	2.750%	3 Month LIBOR(1)	(11,368)	(21,946)	(10,578)
ZAR	97,560	12/10/25	10.066%	3 Month JIBAR(1)	—	(25,940)	(25,940)
ZAR	46,790	12/11/25	10.455%	3 Month JIBAR(1)	—	16,953	16,953
ZAR	18,650	12/14/25	10.300%	3 Month JIBAR(1)	—	2,063	2,063

					$(1,101,068)	$286,837	$1,387,905

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Republic of China	12/20/20	1.000%	27,520	1.095%	$114,073	$216,981	$(102,908)	Citigroup Global Markets

Cash of $5,424,657 has been segregated with Credit Suisse First Boston Corp. to cover the requirements for open centrally cleared swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Asset-Backed Securities
Collateralized Debt Obligations	$—	$453,597	$—
Collateralized Loan Obligations	—	16,800,769	—
Non-Residential Mortgage-Backed Securities	—	52,179,705	—
Residential Mortgage-Backed Securities	—	3,723,503	—
Corporate Bonds	—	229,156,628	—
Foreign Government Bonds	—	317,485,034	—
Municipal Bonds	—	5,784,713	—
Residential Mortgage-Backed Securities	—	19,000,977	—
U.S. Government Agency Obligations	—	93,995,857	—
U.S. Treasury Obligations	—	24,014,523	—
Affiliated Money Market Mutual Fund	40,169,011	—	—
Other Financial Instruments*
Futures Contracts	419,923	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,125,327)	—
OTC Cross Currency Exchange Contracts	—	188,846	—
OTC interest rate swaps	—	(588,056)	—
Centrally cleared interest rate swaps	—	1,387,905	—
OTC credit default swaps	—	114,073	—

Total	$40,588,934	$761,572,747	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Foreign Government Bonds	42.1%
Banks	12.6
U.S. Government Agency Obligations	12.4
Non-Residential Mortgage-Backed Securities	6.9
Affiliated Money Market Mutual Fund	5.3
U.S. Treasury Obligations	3.2
Residential Mortgage-Backed Securities	3.0
Collateralized Loan Obligations	2.2
Agriculture	2.0
Electric	1.4
Media	1.2
Pharmaceuticals	1.2
Insurance	0.9
Telecommunications	0.9
Consumer Finance	0.8
Retail	0.8
Real Estate Investment Trusts (REITs)	0.8
Wireless Telecommunication Services	0.8
Auto Manufacturers	0.8
Municipal Bonds	0.8
Healthcare Equipment & Services	0.8
Foods	0.7

Beverages	0.7%
Diversified Financial Services	0.6
Software	0.5
Trucking & Leasing	0.4
Chemicals	0.4
Pipelines	0.3
Oil & Gas	0.3
Healthcare Providers & Services	0.3
Healthcare-Products	0.2
Energy Equipment & Services	0.2
Oil, Gas & Consumable Fuels	0.2
Restaurants	0.1
Healthcare-Services	0.1
Commercial Services	0.1
Food Products	0.1
Automobiles	0.1
Collateralized Debt Obligations	0.1
Cable Television	0.1

106.4
Liabilities in excess of other assets	(6.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange risk and credit risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$567,932	*	Due from/to broker — variation margin futures	$148,009	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,419		Unrealized depreciation on OTC swap agreements	590,475
Interest rate contracts	Due from/to broker — variation margin swaps	3,462,195	*	Due from/to broker — variation margin swaps	2,074,290	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	322,670		Unrealized depreciation on OTC cross currency exchange contracts	133,824
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,640,480		Unrealized depreciation on OTC forward foreign currency exchange contracts	5,765,807
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	102,908
Credit contracts	Premiums paid for OTC swap agreements	216,981		—	—

Total		$8,212,677			$8,815,313

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward & Cross Currency Contracts(1)	Total
Interest rate contracts	$23,344	$193,232	$—	$216,576
Foreign exchange contracts	—	—	8,650,594	8,650,594
Credit contracts	—	(305,748)	—	(305,748)

Total	$23,344	$(112,516)	$8,650,594	$8,561,422

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$419,923	$799,849	$—	$1,219,772
Foreign exchange contracts	—	—	(1,936,481)	(1,936,481)
Credit contracts	—	(102,908)	—	(102,908)

Total	$419,923	$696,941	$(1,936,481)	$(819,617)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Interest Rate Swap Agreements(3)	Credit Default Swap Agreements- Buy Protection(3)	Credit Default Swap Agreements- Sell Protection(3)
$229,055,646	$48,225,941	$24,492,252	$100,239,646	$506,236,357	$897,054	$13,760	$53,150

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$140,856	$(95,609)	$—	$45,247
Barclays Capital Group	18,102	(18,102)	—	—
BNP Paribas	89,189	(22,292)	—	66,897
Citigroup Global Markets	1,659,043	(771,333)	—	887,710
Credit Suisse First Boston Corp.	174,632	(84,357)	—	90,275
Deutsche Bank AG	29,886	(29,886)	—	—
Hong Kong & Shanghai Bank	247,039	(247,039)	—	—
JPMorgan Chase	219,947	(219,947)	—	—
Morgan Stanley	91,117	(91,117)	—	—
RBC Dominion Securities	46,494	(46,494)	—	—
Royal Bank of Scotland Group PLC	97,226	(97,226)	—	—
Standard Chartered PLC	104,387	(94,552)	—	9,835
State Street Bank	81,168	(81,168)	—	—
UBS AG	163,774	(163,774)	—	—
Westpac Banking Corp.	1,019,690	(1,019,690)	—	—

	$4,182,550

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(95,609)	$95,609	$—	$—
Barclays Capital Group	(433,565)	18,102	—	(415,463)
BNP Paribas	(22,292)	22,292	—	—
Citigroup Global Markets	(771,333)	771,333	—	—
Credit Suisse First Boston Corp.	(84,357)	84,357	—	—
Deutsche Bank AG	(166,036)	29,886	—	(136,150)
Hong Kong & Shanghai Bank	(377,292)	247,039	—	(130,253)
JPMorgan Chase	(462,450)	219,947	—	(242,503)
Morgan Stanley	(905,399)	91,117	530,000	(284,282)
RBC Dominion Securities	(173,355)	46,494	—	(126,861)
Royal Bank of Scotland Group PLC	(186,486)	97,226	—	(89,260)
Standard Chartered PLC	(94,552)	94,552	—	—
State Street Bank	(214,615)	81,168	—	(133,447)
UBS AG	(344,769)	163,774	—	(180,995)
Westpac Banking Corp.	(2,260,904)	1,019,690	—	(1,241,214)

	$(6,593,014)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $769,178,852)	$762,595,306
Affiliated investments (cost $40,169,011)	40,169,011
Foreign currency, at value (cost $884,564)	892,140
Deposit with Broker for futures and centrally cleared swaps	7,026,705
Receivable for investments sold	42,297,283
Dividends and interest receivable	5,941,761
Unrealized appreciation on OTC forward foreign currency contracts	3,640,480
Due from broker—variation margin swaps	798,161
Cash segregated for Counterparty—OTC	530,000
Unrealized appreciation on OTC cross currency exchange contracts	322,670
Premiums paid for OTC swap agreements	216,981
Receivable for fund share sold	15,683
Tax reclaim receivable	13,929
Due from broker—variation margin futures	9,222
Unrealized appreciation on OTC swap agreements	2,419
Prepaid expenses	920

Total Assets	864,472,671

LIABILITIES:
Payable for investments purchased	64,724,136
Loan payable	32,019,000
Payable to custodian	6,195,160
Unrealized depreciation on OTC forward foreign currency contracts	5,765,807
Unrealized depreciation on OTC swap agreements	693,383
Due to broker—variation margin futures	188,174
Advisory fees payable	143,876
Unrealized depreciation on OTC cross currency exchange contracts	133,824
Accrued expenses and other liabilities	111,522
Payable for fund share repurchased	28,917
Distribution fee payable	20,610
Affiliated transfer agent fee payable	340

Total Liabilities	110,024,749

NET ASSETS	$754,447,922

Net assets were comprised of:
Paid-in capital	$750,693,370
Retained earnings	3,754,552

Net assets, December 31, 2015	$754,447,922

Net asset value and redemption price per share, $754,447,922 / 74,377,479 outstanding shares of beneficial interest	$10.14

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through December 31, 2015

INCOME
Interest income	$4,915,172
Affiliated dividend income	38,572
Unaffiliated dividend income (net of $9,975 foreign withholding tax)	1,238

4,954,982

EXPENSES
Advisory fees	1,635,286
Distribution fee	644,188
Custodian and accounting fees	73,000
Audit fee	40,000
Legal fees and expenses	10,000
Trustees’ fees	6,000
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Loan interest expense	1,523
Insurance expenses	1,000
Miscellaneous	7,098

Total expenses	2,426,095

NET INVESTMENT INCOME	2,528,887

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	1,301,769
Futures transactions	23,344
Swap agreements transactions	(112,516)
Foreign currency transactions	7,464,700

8,677,297

Net change in unrealized appreciation (depreciation) on:
Investments	(6,583,546)
Futures	419,923
Swap agreements	696,941
Foreign currencies	(1,984,950)

(7,451,632)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	1,225,665

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,754,552

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,528,887
Net realized gain on investment and foreign currency transactions	8,677,297
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,451,632)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,754,552

FUND SHARE TRANSACTIONS:
Fund share sold [76,172,406 shares]	768,879,644
Fund share repurchased [1,794,927 shares]	(18,186,274)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	750,693,370

TOTAL INCREASE IN NET ASSETS	754,447,922
NET ASSETS:
Beginning of period	—

End of period	$754,447,922

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 93.2%
Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 21.2%
Collateralized Loan Obligations — 16.5%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-4A, Class ACOM, 144A
1.785%(c)	05/01/26	5,850	$5,646,420
Series 2014-4A, Class C, 144A
2.879%(c)	05/01/26	350	322,175
Covenant Credit Partners CLO I Ltd. (Cayman Islands),
Series 2014-1A, Class C, CLO, 144A
3.237%(c)	07/20/26	650	615,691
Cutwater Ltd. (Cayman Islands),
Series 2014-1A, Class A1B, 144A
1.681%(c)	07/15/26	6,100	5,980,556
Series 2014-1A, Class A2, 144A
2.471%(c)	07/15/26	950	921,598
Series 2014-1A, Class B, 144A
3.171%(c)	07/15/26	700	660,663
Series 2015-1A, Class A2, 144A
1.851%(c)	07/15/27	5,850	5,762,617
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2015-2A, Class A, 144A
1.727%(c)	07/25/27	4,000	3,932,961
Hildene CLO II Ltd. (Cayman Islands),
Series 2014-2A, Class B1, 144A
2.515%(c)	07/19/26	2,150	2,111,079
MidOcean Credit CLO lll (Cayman Islands),
Series 2014-3A, Class A, 144A
1.777%(c)	07/21/26	7,750	7,637,533
Monroe Capital BSL CLO Ltd. (Cayman Islands),
Series 2015-1A, Class ACOM, 144A
1.931%(c)	05/22/27	5,900	5,676,390
Series 2015-1A, Class B, 144A
2.578%(c)	05/22/27	350	344,761
Series 2015-1A, Class C1, 144A
3.378%(c)	05/22/27	400	380,889
Neuberger Berman CLO XVll Ltd. (Cayman Islands),
Series 2014-17A, Class C, 144A
3.094%(c)	08/04/25	250	236,352
OFSI Fund VI Ltd. (Cayman Islands),
Series 2014-6A, Class ACOM, 144A
1.457%(c)	03/20/25	2,700	2,586,330
OFSI Fund VII Ltd. (Cayman Islands),
Series 2014-7A, Class ACOM, 144A
1.872%(c)	10/18/26	4,550	4,415,775
Series 2014-7A, Class C, 144A
3.287%(c)	10/18/26	600	569,094
Parallel Ltd. (Cayman Islands),
Series 2015-1A, Class A, CF-CLO-LL, 144A
1.733%(c)	07/20/27	2,950	2,881,254
Series 2015-1A, Class B, CF-CLO-LL, 144A
2.333%(c)	07/20/27	600	585,116
Regatta IV Funding Ltd. (Cayman Islands),
Series 2014-1A, Class ACOM, CF-CLO-LL, 144A
1.805%(c)	07/25/26	9,050	8,827,370
Series 2014-1A, Class C, CF-CLO-LL, 144A
3.270%(c)	07/25/26	600	573,023
Skopos Auto Receivables Trust,
Series 2015-1A, Class A, 144A
3.100%(c)	12/15/23	229	228,342

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2015-2A, Class A, 144A
3.550%(c)	02/15/20	340	$339,499
Sound Point CLO VI Ltd. (Cayman Islands),
Series 2014-2A, Class ACOM, 144A
1.737%(c)	10/20/26	6,100	5,963,360
Trinitas CLO II Ltd. (Cayman Islands),
Series 2014-2A, Class ACOM, 144A
1.665%(c)	07/15/26	9,300	8,994,030
Wasatch Ltd. (Cayman Islands),
Series 2006-1A, Class A1B, 144A
0.602%(c)	11/14/22	4,408	4,347,702
Z Capital Credit Partners CLO Ltd. (Cayman Islands),
Series 2015-1A, Class ACOM, 144A
1.737%(c)	07/16/27	4,300	4,174,870

			84,715,450

Non-Residential Mortgage-Backed Securities — 3.1%
Access Group, Inc.,
Series 2006-1, Class A2
0.503%(c)	08/25/23	444	440,540
Series 2015-1, Class A, 144A
1.122%(c)	07/25/56	1,517	1,516,970
Goal Capital Funding Trust,
Series 2006-1, Class A3
0.513%(c)	11/25/26	235	233,805
Higher Education Funding I,
Series 2005-1, Class A4
0.533%(c)	02/25/30	800	784,745
Nelnet Student Loan Trust,
Series 2005-4, Class A3
0.716%(c)	06/22/26	1,184	1,166,115
Scholar Funding Trust,
Series 2010-A, Class A, 144A
1.073%(c)	10/28/41	1,010	985,810
SLM Student Loan Trust,
Series 2003-14, Class A5
0.550%(c)	01/25/23	587	580,865
Series 2005-4, Class A3
0.440%(c)	01/25/27	889	845,542
Series 2005-5, Class A4
0.460%(c)	10/25/28	2,150	2,014,791
Series 2006-9, Class A4
0.390%(c)	10/25/22	195	194,668
Series 2006-10, Class A5A
0.420%(c)	04/25/27	2,250	2,197,387
Series 2007-1, Class A5
0.410%(c)	01/26/26	1,400	1,337,988
Series 2008-2, Class A3
1.070%(c)	04/25/23	703	677,093
Series 2008-4, Class A4
1.970%(c)	07/25/22	1,200	1,207,382
VOLT XXV LLC,
Series 2015-NPL8, Class A1, 144A
3.500%(c)	06/26/45	1,487	1,465,111
Wachovia Student Loan Trust,
Series 2005-1, Class A5
0.450%(c)	01/26/26	421	412,610

			16,061,422

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities — 1.6%
Bayview Opportunity Master Fund IIIb RPL Trust,
Series 2015-3, Class A1, 144A
3.623%(c)	04/28/30	246	$243,009
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2
4.122%(c)	12/25/35	510	504,581
Series 2005-CB8, Class AF3
4.122%(c)	12/25/35	700	658,354
Lehman XS Trust,
Series 2007-3, Class 1BA2
1.154%(c)	03/25/37	2,114	1,633,514
Morgan Stanley Mortgage Loan Trust,
Series 2006-16AX, Class 1A
0.592%(c)	11/25/36	6,092	2,542,428
Saxon Asset Securities Trust,
Series 2005-3, Class M2
0.902%(c)	11/25/35	2,500	2,169,225
Tricon American Homes Trust,
Series 2015-SFR1, Class D, 144A
2.517%(c)	05/17/32	100	96,585
Series 2015-SFR1, Class E, 144A
3.317%(c)	05/17/32	130	123,448

			7,971,144

TOTAL ASSET-BACKED SECURITIES (cost $110,180,147)			108,748,016

BANK LOANS(c) — 5.7%
Automobiles — 0.1%
FCA US LLC,
Term Loan B
3.500%	05/24/17	398	396,540

Cable Television — 0.1%
CSC Holdings LLC,
Initial Term Loan
5.000%	09/25/22	675	673,072

Commercial Services & Supplies — 0.1%
ADS Waste Holdings, Inc.,
Initial Tranche Term Loan B-2
3.750%	10/09/19	398	386,549

Electronic Equipment, Instruments & Components — 0.3%
EnergySolutions LLC,
Term Advance(g)
6.750%	05/29/20	1,163	872,250
TTM Technologies, Inc.,
Term Loan B(g)
6.000%	05/31/21	973	877,738

			1,749,988

Entertainment — 0.1%
MGM Resorts International,
Term Loan B
3.500%	12/20/19	648	638,731

Food Products — 0.8%
Shearer’s Foods LLC,
Term Loan (Second Lien)(g)
7.750%	06/30/22	500	470,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food Products (continued)
US Foods, Inc.,
Incremental Term Loan
4.500%	03/31/19	3,515	$3,475,783

			3,945,783

Health Care Providers & Services — 0.2%
American Renal Holdings, Inc.,
Initial Term Loan (Second Lien)(g)
8.500%	03/20/20	575	563,500
Term Loan B (First Lien)
4.500%	08/20/19	421	412,150

			975,650

Healthcare — 0.1%
Community Health Systems, Inc.,
Incremental 2021 Term Loan H
4.000%	01/27/21	349	342,440

Healthcare Providers & Services — 0.3%
Endo Luxembourg Finance Co.,
Term Loan B
3.750%	06/24/22	1,075	1,058,875
U.S. Renal Care,
Term Loan (Second Lien)
—%(p)	11/17/22	375	371,719

			1,430,594

Independent Power & Renewable Electricity Producers — 0.1%
EP Energy LLC,
Tranche Term Loan B-3
3.500%	05/24/18	575	444,187

Media — 1.3%
Checkout Holdings Corp.,
Initial Loan (Second Lien)(g)
7.750%	04/11/22	1,000	553,750
Term Loan B (First Lien)
4.500%	04/09/21	3,338	2,653,512
Getty Images, Inc.,
Initial Term Loan
4.750%	10/18/19	4,780	2,980,320
WMG Acquisitions,
Tranche Refinancing Term Loan B
3.750%	07/01/20	396	374,006

			6,561,588

Metals & Mining — 0.1%
Atkore International, Inc.,
Initial Term Loan (Second Lien)(g)
7.750%	09/27/21	805	700,350

Multiline Retail — 0.1%
Neiman Marcus Group,
Initial Loan
4.250%	10/25/20	775	683,937

Oil, Gas & Consumable Fuels — 0.5%
American Energy-Marcellus LLC,
Initial Loan (First Lien)
5.250%	08/04/20	925	242,813
Initial Loan (Second Lien)(g)
8.500%	08/04/21	275	5,041

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
Magnum Hunter Resources Corp.,
2nd Lien Term Loan(g)
9.000%	09/17/16		189	$189,189
9.750%	10/20/19		2,971	1,752,849
Tranche B Loan(g)
4.260%	12/30/15	(d)	388	387,691

				2,577,583

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals,
Tranche Term Loan B, Series F1
4.000%	03/11/22		523	503,043

Semiconductor Components — 0.1%
NXP B.V.,
Initial Loan
—%(p)	12/07/20		750	745,313

Software — 0.3%
BMC Software Finance, Inc.,
Initial US Term Loan
5.000%	09/10/20		1,832	1,515,062
Renaissance Learning, Inc.,
Initial Term Loan (Second Lien)(g)
8.000%	04/11/22		50	47,750

				1,562,812

Technology Hardware, Storage & Peripherals — 0.2%
Sedgwick Claims Management Services, Inc.,
Initial Loan (Second Lien)
6.750%	02/28/22		575	517,500
Initial Term Loan (First Lien)
3.750%	03/01/21		495	477,639
Sedgwick Holdings,
Initial Term Loan (Second Lien)
6.750%	02/28/22		225	202,500

				1,197,639

Technology Services — 0.5%
Avago Technologies,
Initial Loan
—%(p)	02/01/23		1,600	1,578,890
First Data Corp.,
New 2022 Dollar Term Loan
4.168%	07/08/22		800	785,800

				2,364,690

Textiles, Apparel & Luxury Goods — 0.3%
True Religion Apparel, Inc.,
Initial Term Loan (First Lien)(g)
5.875%	07/30/19		2,546	1,408,824

TOTAL BANK LOANS (cost $34,859,470)				29,289,313

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 4.3%
BAMLL Commercial Mortgage Securities Trust,
Series 2014-ICTS, Class E, 144A
3.281%(c)	06/15/28		600	598,190

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class E, 144A
3.786%(c)	04/10/28	450	$437,102
Citigroup Commercial Mortgage Trust,
Series 2014-388G, Class E, 144A
2.681%(c)	06/15/33	900	882,455
Series 2015-SSHP, Class D, 144A
3.381%(c)	09/15/17	300	294,466
Series 2015-SSHP, Class E, 144A
3.731%(c)	09/15/17	400	394,049
Commercial Mortgage Pass-Through Certificates,
Series 2014-KYO, Class F, 144A
3.801%(c)	06/11/27	450	445,306
Series 2015-CR23, Class CMD, 144A(g)
3.685%(c)	05/10/48	800	740,864
Credit Suisse Mortgage Trust Credit Suisse Mortgage Trust,
Series 2014-USA, Class E, 144A
4.373%	09/15/37	1,000	900,808
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class A2
2.373%	05/25/22	6,000	5,952,015
Series K029, Class A2
3.320%(c)	02/25/23	7,000	7,280,518
FREMF Mortgage Trust,
Series 2014-K40, Class C
4.072%(c)	11/25/47	200	190,538
Series 2014-K41, Class B, 144A
3.830%(c)	10/25/24	550	498,034
GRACE Mortgage Trust,
Series 2014-GRCE, Class F, 144A
3.590%(c)	06/10/28	800	763,879
HILT Mortgage Trust,
Series 2014-ORL, Class E, 144A
3.581%(c)	07/15/29	550	542,494
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-CBM, Class E, 144A
4.181%(c)	10/15/29	700	695,205
Series 2014-FBLU, Class E, 144A
3.831%(c)	12/15/28	800	799,887
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class F, 144A
3.446%(c)	07/13/29	910	849,713

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $22,182,849)			22,265,523

CONVERTIBLE BOND
Oil & Gas
Whiting Petroleum Corp.,
Gtd. Notes, 144A
(cost $157,599)
1.250%	04/01/20	200	136,000

CORPORATE BONDS — 21.3%
Agriculture — 0.4%
Reynolds American, Inc.,
Gtd. Notes
4.450%	06/12/25	350	366,041

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Agriculture (continued)
5.850%	08/15/45			1,550	$1,723,197

					2,089,238

Airlines — 0.4%
Air Canada (Canada),
Sec’d. Notes, 144A
8.750%	04/01/20			1,050	1,118,250
Sr. Sec’d. Notes, 144A
6.750%	10/01/19			940	975,837

					2,094,087

Banks — 7.4%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.875%	08/01/25			4,025	4,085,890
4.000%	04/01/24	(a)		400	409,086
Sub. Notes, MTN
4.000%	01/22/25			2,250	2,202,588
BNP Paribas SA (France),
Gtd. Notes, 144A
4.375%	09/28/25			750	734,491
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.300%	04/27/25	(a)		1,300	1,276,721
Sub. Notes
4.450%	09/29/27			1,225	1,216,889
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.000%	04/15/39		GBP	500	993,922
Sr. Unsec’d. Notes, MTN
3.875%	06/08/37		GBP	1,000	1,707,959
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
5.017%	06/26/24	(a)		1,800	1,770,928
Sub. Notes, MTN
6.625%	09/13/23		EUR	200	261,170
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.125%	01/23/25			1,375	1,337,601
3.900%	07/15/25	(a)		3,000	3,091,566
Sub. Notes
3.875%	09/10/24			575	571,978
Lloyds Bank PLC (United Kingdom),
Sub. Notes, MTN
9.875%(c)	12/16/21			900	961,452
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
4.000%	07/23/25	(a)		4,700	4,839,938
Sub. Notes
3.950%	04/23/27			1,575	1,528,662
Sub. Notes, MTN
4.350%	09/08/26			450	451,471
PNC Preferred Funding Trust II,
Jr. Sub. Notes, 144A
1.735%(c)	03/29/49			3,700	3,311,500
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, MTN
10.500%(c)	03/16/22		EUR	1,750	2,115,778
Sub. Notes, RegS

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
9.500%(c)	03/16/22			2,545	$2,750,463
Santander UK PLC (United Kingdom),
Sub. Notes, 144A
5.000%	11/07/23			625	650,594
Standard Chartered PLC (United Kingdom),
Sub. Notes, MTN
4.000%(c)	10/21/25		EUR	400	438,329
Wells Fargo & Co,
Sr. Unsec’d. Notes, MTN
3.550%	09/29/25	(a)		1,475	1,488,268

					38,197,244

Biotechnology — 0.2%
Celgene Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/25			950	946,153
5.000%	08/15/45			125	125,486

					1,071,639

Commercial Services
Speedy Cash Intermediate Holdings Corp.,
Sec’d. Notes, 144A
10.750%	05/15/18	(g)		468	238,680

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.450%	02/09/45	(a)		175	150,668
4.375%	05/13/45	(a)		125	126,214

					276,882

Containers & Packaging — 1.7%
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20	(a)		2,941	3,029,230
Gtd. Notes, RegS
9.250%	10/15/20		EUR	1,050	1,192,511
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20			525	538,125
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II (New Zealand),
Gtd. Notes, 144A
5.625%	12/15/16	(a)		1,254	1,239,893
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand),
Gtd. Notes
9.000%	04/15/19			354	348,690
9.875%	08/15/19			2,239	2,255,793

					8,604,242

Distribution/Wholesale — 0.2%
HD Supply, Inc.,
Gtd. Notes
11.500%	07/15/20	(a)		900	996,750

Diversified Financial Services — 0.1%
American Express Co.,
Sub. Notes
6.800%(c)	09/01/66	(a)		300	302,250
General Electric Capital Corp.,
Gtd. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
8.500%	04/06/18		MXN	5,000	$313,325

					615,575

Diversified Telecommunication Services — 0.1%
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
8.125%	06/01/23			1,500	678,750

Electric — 0.3%
EDP — Energias de Portugal SA (Portugal),
Sub. Notes
5.375%(c)	09/16/75		EUR	500	532,575
Electricite de France SA (France),
Jr. Sub. Notes, MTN
4.125%(c)	01/29/49		EUR	100	105,986
4.250%(c)	12/29/49		EUR	100	108,703
RWE AG (Germany),
Jr. Sub. Notes
7.000%(c)	10/12/72			550	551,210

					1,298,474

Foods — 0.6%
BI-LO LLC/BI-LO Finance Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	09/15/18	(g)		450	382,500
Bumble Bee Holdco SCA,
Sr. Unsec’d. Notes, PIK, 144A
9.625%	03/15/18	(g)		350	350,000
Bumble Bee Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17			1,516	1,534,950
Sysco Corp.,
Gtd. Notes
4.850%	10/01/45			525	546,204

					2,813,654

Healthcare-Services — 0.6%
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19			2,025	2,040,187
Sr. Sec’d. Notes
5.125%	08/15/18			975	979,875

					3,020,062

Insurance — 0.1%
ACE INA Holdings, Inc.,
Jr. Sub. Notes
6.375%(c)	03/29/67	(a)		650	624,215

Internet — 0.3%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.950%	12/05/44	(a)		1,250	1,331,171

Lodging — 0.4%
MGM Resorts International,
Gtd. Notes
7.500%	06/01/16			100	101,844
8.625%	02/01/19			725	803,162
10.000%	11/01/16			950	1,004,226

					1,909,232

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media — 2.0%
21st Century Fox America, Inc.,
Gtd. Notes
4.750%	09/15/44		25	$24,046
Gtd. Notes, 144A
3.700%	10/15/25		115	114,715
4.950%	10/15/45		510	502,257
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.000%	01/15/19		138	140,933
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
3.579%	07/23/20		550	546,705
4.908%	07/23/25		800	799,222
6.484%	10/23/45		1,000	1,001,639
DISH DBS Corp.,
Gtd. Notes
7.125%	02/01/16		500	501,563
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
6.125%	01/31/46		520	516,932
Numericable Group SA (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22	(a)	1,050	1,018,500
Time Warner Cable, Inc.,
Gtd. Notes
5.850%	05/01/17		775	810,747
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21		4,266	4,361,985

				10,339,244

Oil & Gas — 1.8%
Antero Resources Corp.,
Gtd. Notes, 144A
5.625%	06/01/23		1,125	877,500
Antero Resources Finance Corp.,
Gtd. Notes
5.375%	11/01/21	(a)	200	160,000
Comstock Resources, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	03/15/20	(a)	425	195,500
EP Energy LLC / Everest Acquisition Finance, Inc.,
Gtd. Notes
6.375%	06/15/23		700	350,000
Halcon Resources Corp.,
Sec’d. Notes, 144A
8.625%	02/01/20	(a)	800	552,000
Laredo Petroleum, Inc.,
Gtd. Notes
5.625%	01/15/22	(a)	900	783,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		705	482,925
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.375%	04/12/27		610	221,125
Gtd. Notes, RegS
5.500%	04/12/37		120	43,500

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
6.000%	05/16/24			2,550	$949,875
6.000%	11/15/26			2,550	937,125
9.000%	11/17/21			20	8,010
Seadrill Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A
6.125%	09/15/17	(g)		1,700	858,500
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24			1,275	828,750
TOTAL SA (France),
Jr. Sub. Notes, MTN
2.250%(c)	12/29/49		EUR	250	250,633
2.625%(c)	12/29/49		EUR	850	814,048
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21	(a)		850	619,650
6.250%	04/01/23			650	468,000

					9,400,141

Oil & Gas Services — 0.2%
Halliburton Co.,
Sr. Unsec’d. Notes
5.000%	11/15/45	(a)		1,100	1,087,397

Packaging & Containers — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand),
Gtd. Notes
8.500%	05/15/18			1,000	988,750

Pharmaceuticals — 0.6%
Actavis Funding SCS,
Gtd. Notes
3.800%	03/15/25			1,905	1,895,271
4.750%	03/15/45	(a)		175	170,633
Bayer AG (Germany),
Jr. Sub. Notes
2.375%(c)	04/02/75		EUR	300	305,866
Merck KGaA (Germany),
Sub. Notes
2.625%(c)	12/12/74		EUR	550	587,413

					2,959,183

Pipelines — 0.3%
Enterprise Products Operating LLC,
Gtd. Notes
8.375%(c)	08/01/66			1,539	1,377,405
Kinder Morgan Inc./DE,
Gtd. Notes
4.300%	06/01/25			325	280,802

					1,658,207

Real Estate Investment Trusts (REITs) — 0.2%
Equinix, Inc.,
Sr. Unsec’d. Notes
5.875%	01/15/26			350	360,500
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes, RegS
6.950%	01/30/44	(a)		670	664,975

					1,025,475

Retail — 0.6%

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25	(a)		425	$433,747
5.125%	07/20/45	(a)		1,075	1,132,438
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20	(a)		1,000	1,057,500
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.800%	11/18/44			575	520,136

					3,143,821

Software — 0.6%
Microsoft Corp.,
Sr. Unsec’d. Notes
3.125%	11/03/25			975	980,172
4.450%	11/03/45			2,025	2,088,227

					3,068,399

Telecommunications — 1.9%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.000%	06/09/19		MXN	8,510	491,111
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23			1,925	1,511,125
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	(a)		675	470,813
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
6.000%	12/01/16			2,553	2,548,213
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24			875	631,094
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/24	(a)		2,325	2,296,403
4.522%	09/15/48			650	581,293
4.862%	08/21/46			475	449,695
5.150%	09/15/23			600	659,596

					9,639,343

TOTAL CORPORATE BONDS (cost $116,054,243)					109,169,855

FOREIGN GOVERNMENT BONDS — 17.5%
Brazil Letras do Tesouro Nacional (Brazil),
Bills
12.917%	04/01/16		BRL	4,963	1,212,787
Brazil Notas do Tesouro Nacional (Brazil),
Notes
15.051%	08/15/50		BRL	8,584	5,242,516
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26			540	515,700
5.625%	02/26/44			990	903,375

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, RegS
7.000%	04/04/44		400	$333,500
7.158%	03/12/45		810	678,375
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
3.000%	03/11/25	EUR	380	376,626
3.875%	05/30/22	EUR	870	947,841
Sr. Unsec’d. Notes, RegS
5.500%	04/04/23		370	375,624
6.625%	07/14/20		520	557,206
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25		640	616,000
6.850%	01/27/45		120	113,100
7.450%	04/30/44		1,750	1,763,125
Sr. Unsec’d. Notes, RegS
5.500%	01/27/25		290	279,125
5.875%	04/18/24		110	109,725
6.850%	01/27/45		640	603,200
7.450%	04/30/44		440	443,300
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.237%(s)	10/17/17	EUR	9,800	10,685,735
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
4.750%	01/08/26		610	602,474
Sr. Unsec’d. Notes, RegS
4.125%	01/15/25		1,780	1,705,843
5.125%	01/15/45		200	180,869
5.875%	01/15/24		880	942,756
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
0.650%	11/01/20	EUR	3,480	3,785,684
2.000%	12/01/25	EUR	2,430	2,734,645
2.500%	12/01/24	EUR	4,100	4,839,156
3.750%	03/01/21	EUR	2,060	2,585,516
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds, TIPS
2.100%	09/15/16	EUR	3,100	3,656,929
2.350%	09/15/19	EUR	6,860	9,045,570
Sr. Unsec’d. Notes
3.750%	05/01/21	EUR	2,900	3,650,511
Mexican Bonos (Mexico),
Bonds
7.750%	12/14/17	MXN	44,588	2,765,834
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	24,417	1,548,982
Mexican Udibonos (Mexico),
Bonds, TIPS
5.000%	06/16/16	MXN	6,175	1,970,509
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		650	619,125
Spain Government Bond (Spain),
Bonds
1.150%	07/30/20	EUR	5,260	5,836,378
Sr. Unsec’d. Notes
2.150%	10/31/25	EUR	1,320	1,482,666
2.750%	10/31/24	EUR	2,800	3,319,973

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Spain Government Inflation Linked Bond (Spain),
Sr. Unsec’d. Notes, TIPS
0.550%	11/30/19	EUR	1,790	$1,999,674
Spanish Government Bond (Spain),
Sr. Unsec’d. Notes
5.500%	04/30/21	EUR	4,770	6,444,370
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
6.850%	11/03/25		1,140	1,073,854
Sr. Unsec’d. Notes, RegS
6.125%	06/03/25		407	361,466
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
9.250%	09/15/27		40	16,400
Sr. Unsec’d. Notes, RegS
7.750%	10/13/19		760	302,100
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
9.375%	01/13/34		460	180,550
Sr. Unsec’d. Notes, RegS
6.000%	12/09/20		680	253,300
7.650%	04/21/25		240	88,800
8.250%	10/13/24		2,750	1,045,000
9.000%	05/07/23		760	302,100
9.250%	05/07/28		1,483	578,370

TOTAL FOREIGN GOVERNMENT BONDS (cost $95,586,927)				89,676,264

MUNICIPAL BONDS — 1.7%
Puerto Rico
Commonwealth of Puerto Rico (Puerto Rico),
General Obligation Unlimited
5.000%	07/01/34		15	9,681
5.125%	07/01/31		75	48,593
5.250%	07/01/27		25	16,391
5.500%	07/01/26		15	9,920
5.500%	07/01/32		45	29,438
5.500%	07/01/39		110	71,936
5.625%	07/01/32		35	22,947
5.750%	07/01/28		320	212,435
5.750%	07/01/41		80	52,602
5.875%	07/01/36		40	26,361
6.000%	07/01/34		35	23,111
6.000%	07/01/39		2,490	1,643,749
8.000%	07/01/35		1,810	1,312,304
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico),
Revenue Bonds
5.000%	07/01/33		270	177,498
5.250%	07/01/42		425	278,456
5.750%	07/01/37		270	181,553
6.000%	07/01/38		95	64,349
6.000%	07/01/44		205	137,887
6.000%	07/01/47		75	50,165
Puerto Rico Sales Tax Financing Corp. (Puerto Rico),
Revenue Bonds
2.476%(s)	08/01/32		515	200,762
5.000%	08/01/43		1,350	540,014
5.250%	08/01/41		3,285	1,318,468
5.250%	08/01/43		175	70,229
5.250%	08/01/40		40	22,600

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Puerto Rico (continued)
5.375%	08/01/39	485	$195,261
5.375%	08/01/38	170	68,466
5.500%	08/01/37	220	89,109
5.500%	08/01/42	2,075	840,458
5.500%	08/01/28	485	200,489
5.750%	08/01/37	340	139,403
6.000%	08/01/42	1,605	662,111
6.500%	08/01/44	20	8,400
8.020%(s)	08/01/37	190	17,925
8.020%(s)	08/01/38	150	13,098
8.050%(s)	08/01/35	70	7,552

TOTAL MUNICIPAL BONDS (cost $12,409,206)			8,763,721

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.0%
Aire Valley Mortgages PLC (United Kingdom),
Series 2006-1X, Class 2A1
0.167%(c)	09/20/66	EUR1,414	1,492,494
Alternative Loan Trust,
Series 2006-HY11, Class A1
0.542%(c)	06/25/36	1,911	1,664,638
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
0.602%(c)	03/25/37	2,278	1,930,199
Credit Suisse European Mortgage Capital Ltd. (Ireland),
Series 2015-1HWA, Class A, 144A
2.750%(c)	04/20/20	EUR1,961	2,109,595
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
0.562%(c)	07/25/47	1,727	1,380,642
Fannie Mae REMICS,
Series 2013-121, Class SA, IO(g)
5.674%(c)	12/25/43	1,298	211,885
Series 2013-96, Class SW, IO(g)
5.674%(c)	09/25/43	1,797	267,821
Series 2014-19, Class MS, IO(g)
6.174%(c)	11/25/39	1,316	195,586
Series 2014-87, Class MS, IO(g)
5.824%(c)	01/25/45	1,109	187,825
Series 2015-20, Class ES, IO(g)
5.724%(c)	04/25/45	940	206,311
Series 2015-22, Class DS, IO(g)
5.774%(c)	04/25/45	950	207,392
Series 2015-34, Class LS, IO(g)
5.674%(c)	06/25/45	1,889	414,483
Series 2015-79, Class SA, IO(g)
5.824%(c)	11/25/45	1,667	264,887
Series 2015-79, Class SE, IO(g)
5.824%(c)	11/25/45	980	152,007
Series 2015-81, Class SA, IO(g)
5.274%(c)	11/25/45	5,445	725,062
Series 2015-82, Class MS, IO(g)
5.274%(c)	11/25/45	3,820	562,088
Freddie Mac REMICS,
Series 3753, Class SK, IO(g)
5.625%(c)	11/15/38	632	46,859
Series 4431, Class ST, IO(g)
5.675%(c)	01/15/45	1,878	436,014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4468, Class SY, IO(g)
5.675%(c)	05/15/45		946	$189,079
Freddie Mac Strips,
Series 329, Class C1, IO(g)
4.000%	12/15/41		8,877	1,734,347
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M3
3.722%(c)	10/25/27	(x)	440	417,905
Series 2015-HQ1, Class M3
4.222%(c)	03/25/25	(x)	500	482,022
Government National Mortgage Assoc.,
Series 2012-149, Class MS, IO(g)
5.824%(c)	12/20/42		1,318	210,881
Series 2013-113, Class SA, IO(g)
6.274%(c)	08/20/43		1,688	306,685
Series 2013-167, Class SG, IO(g)
5.724%(c)	11/20/43		935	155,834
Series 2014-180, Class PI, IO(g)
4.000%	08/20/44		900	137,063
Series 2015-110, Class MS, IO(g)
5.284%(c)	08/20/45		1,144	176,541
Series 2015-111, Class IW, IO(g)
4.000%	06/20/45		969	146,924
Series 2015-111, Class SM, IO(g)
5.774%(c)	08/20/45		974	171,392
Series 2015-112, Class SB, IO(g)
5.314%(c)	08/20/45		1,868	300,076
Series 2015-126, Class HS, IO(g)
5.774%(c)	09/20/45		1,959	353,918
Series 2015-144, Class QS, IO(g)
5.274%(c)	10/20/45		1,086	129,439
Series 2015-159, Class HS, IO(g)
5.774%(c)	11/20/45		1,064	186,567
Series 2015-167, Class AS, IO(g)
5.824%(c)	11/20/45		1,949	296,729
Series 2015-168, Class SD, IO(g)
5.774%(c)	11/20/45		1,346	211,045
Series 2015-95, Class GI, IO(g)
4.500%	07/16/45		2,443	539,557
Series 2010-9, Class XD, IO(g)
6.175%(c)	01/16/40		3,510	613,220
Series 2010-9, Class YD, IO(g)
6.375%(c)	01/16/40		1,374	253,395
Series 2010-37, Class SG, IO(g)
5.274%(c)	03/20/40		668	95,455
Series 2011-50, Class PS, IO(g)
5.674%(c)	02/20/41		2,123	254,272
Series 2013-152, Class TS, IO(g)
5.674%(c)	06/20/43		5,154	842,334
Series 2010-20, Class SE, IO(g)
5.824%(c)	02/20/40		1,200	203,343
Series 2014-56, Class ST, IO(g)
5.675%(c)	12/16/39		3,038	470,505
Series 2014-96, Class SE, IO(g)
5.174%(c)	07/20/44		1,371	149,277
Impac Secured Assets Trust,
Series 2007-1, Class A2
0.582%(c)	03/25/37		2,015	1,572,416

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Lehman XS Trust,
Series 2005-7N, Class 1A1A
0.692%(c)	12/25/35		2,129	$1,827,984
LSTAR Securities Investment Trust,
Series 2014-2, Class A, 144A
2.244%(c)	12/01/21		639	631,666
Series 2015-3, Class A, 144A
2.244%(c)	03/01/20		491	484,200
Paragon Mortgages No 13 PLC (United Kingdom),
Series 13X, Class A2B
0.191%(c)	01/15/39	EUR	2,759	2,728,834
Paragon Mortgages No 15 PLC (United Kingdom),
Series 15X, Class A2B
0.112%(c)	12/15/39	EUR	1,424	1,418,273
Residential Accredit Loans, Inc.,
Series 2007-QO4, Class A1A
0.612%(c)	05/25/47		2,847	2,215,288
Series 2007-QS1, Class 2A5
6.000%	01/25/37		2,117	1,729,232
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2006-AR19, Class 1A
0.997%(c)	01/25/47		1,422	1,147,210
Series 2007-OA4, Class A1A
1.017%(c)	04/25/47		1,131	823,399

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $38,822,356)				36,062,095

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.3%
Federal National Mortgage Assoc.
3.000%	TBA		5,000	5,000,045
6.000%	02/01/23-05/01/41		4,208	4,758,740
6.000%	TBA		2,000	2,259,657

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $12,029,288)				12,018,442

U.S. TREASURY OBLIGATIONS — 11.6%
U.S. Treasury Bonds
3.000%	11/15/44		4,700	4,682,925
3.625%	08/15/43		2,000	2,252,422
3.750%	11/15/43		1,100	1,266,977
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/22		2,900	2,953,115
0.375%	07/15/23		4,900	4,892,221
0.625%	01/15/24		4,600	4,635,741
1.375%	02/15/44		1,200	1,246,310
2.125%	02/15/40		900	1,166,018
U.S. Treasury Notes
1.750%	12/31/20		19,800	19,778,339
2.000%	12/31/22		16,700	16,731,964

TOTAL U.S. TREASURY OBLIGATIONS (cost $60,098,551)				59,606,032

	Shares	Value (Note 2)
COMMON STOCK
Oil, Gas & Consumable Fuels
Halcon Resources Corp.*(a) (cost $1,074,562)	112,637	$141,923

PREFERRED STOCKS — 0.6%
Diversified Financial Services
Citigroup Capital XIII, 6.983%	24,598	639,302
GMAC Capital Trust I, Series 2, 8.125%	99,427	2,521,469

		3,160,771

TOTAL PREFERRED STOCKS (cost $3,290,158)		3,160,771

TOTAL LONG-TERM INVESTMENTS (cost $506,745,356)		479,037,955

SHORT-TERM INVESTMENTS —15.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $49,803,222; includes $22,200,471 of cash collateral received for securities on loan)(b)(w)(Note 4)	49,803,222	49,803,222

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS(n) — 1.5%
Mexican Cetes
3.350%	03/03/16	MXN	438,257	2,529,629
6.264%	01/14/16	MXN	899,912	5,215,412

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $8,056,175)				7,745,041

U.S. TREASURY OBLIGATION(n) — 2.9%
U.S. Treasury Bills (cost $14,999,717)
0.020%	02/04/16		15,000	14,997,960

COMMERCIAL PAPER(n) — 1.2%
Barclays Capital Group(g) (cost $5,998,000)
1.242%	03/11/16		5,998	5,994,077

TOTAL SHORT-TERM INVESTMENTS (cost $78,857,114)				78,540,300

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Value (Note 2)
TOTAL INVESTMENTS — 108.5% (cost $585,602,470)	$557,578,255
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (8.5)%	(43,648,145)

NET ASSETS — 100.0%	$513,930,110

See	the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,662,731; cash collateral of $22,200,471 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(d)	Post maturity date.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2015.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
99	5 Year Euro-Bobl	Mar. 2016	$14,043,927	$14,058,630	$14,703
26	10 Year Euro-Bund	Mar. 2016	4,459,980	4,462,132	2,152

					16,855

Short Positions:
132	2 Year U.S. Treasury Notes	Mar. 2016	28,720,594	28,674,938	45,656
147	5 Year U.S. Treasury Notes	Mar. 2016	17,458,506	17,393,086	65,420
383	10 Year U.S. Treasury Notes	Mar. 2016	48,403,513	48,222,094	181,419
97	20 Year U.S. Treasury Bonds	Mar. 2016	14,942,830	14,913,750	29,080
39	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	6,165,385	6,188,813	(23,428)

					298,147

					$315,002

(1)	Cash of $1,573,010 has been segregated with Barclays Capital Group to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts open at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/22/16	State Street Bank	AUD	862	$627,808	$627,438	$(370)
Expiring 03/16/16	Citigroup Global Markets	AUD	306	223,172	222,178	(994)
Expiring 03/16/16	Standard Chartered PLC	AUD	1,192	844,365	865,306	20,941
Expiring 03/16/16	State Street Bank	AUD	1,053	755,125	764,501	9,376
Expiring 03/16/16	UBS AG	AUD	721	514,809	523,362	8,553
Expiring 03/16/16	Westpac Banking Corp.	AUD	2,378	1,711,708	1,726,256	14,548
Brazilian Real,
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	3,248	857,000	819,505	(37,495)
Expiring 01/05/16	Morgan Stanley	BRL	6,758	1,723,000	1,705,095	(17,905)
Expiring 01/05/16	Morgan Stanley	BRL	3,230	859,000	815,039	(43,961)
Expiring 01/05/16	RBC Dominion Securities	BRL	6,594	1,653,969	1,663,564	9,595
Expiring 01/05/16	UBS AG	BRL	3,280	861,000	827,566	(33,434)
Expiring 02/02/16	Deutsche Bank AG	BRL	2,382	619,861	595,034	(24,827)
British Pound,
Expiring 01/13/16	Citigroup Global Markets	GBP	6,002	9,058,563	8,847,791	(210,772)
Expiring 01/13/16	Citigroup Global Markets	GBP	2,305	3,461,036	3,398,158	(62,878)
Expiring 01/13/16	Morgan Stanley	GBP	2,664	4,028,794	3,927,416	(101,378)

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts open at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 01/13/16	Westpac Banking Corp.	GBP	5,789	$8,758,670	$8,534,463	$(224,207)
Expiring 03/16/16	Barclays Capital Group	GBP	250	378,494	368,954	(9,540)
Expiring 03/16/16	BNP Paribas	GBP	296	438,424	435,694	(2,730)
Expiring 03/16/16	Hong Kong & Shanghai Bank	GBP	366	550,744	539,809	(10,935)
Expiring 03/16/16	Hong Kong & Shanghai Bank	GBP	271	403,695	400,170	(3,525)
Expiring 03/16/16	Standard Chartered PLC	GBP	415	620,172	612,220	(7,952)
Expiring 03/16/16	Standard Chartered PLC	GBP	249	370,447	366,917	(3,530)
Expiring 03/16/16	State Street Bank	GBP	430	638,876	634,641	(4,235)
Expiring 03/16/16	State Street Bank	GBP	246	373,436	363,081	(10,355)
Canadian Dollar,
Expiring 01/07/16	Bank of America	CAD	5,701	4,291,740	4,120,096	(171,644)
Expiring 03/16/16	Bank of America	CAD	604	445,501	436,205	(9,296)
Expiring 03/16/16	Bank of America	CAD	515	376,511	371,878	(4,633)
Expiring 03/16/16	Citigroup Global Markets	CAD	744	549,364	537,583	(11,781)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CAD	609	438,439	440,120	1,681
Expiring 03/16/16	Hong Kong & Shanghai Bank	CAD	552	413,162	399,169	(13,993)
Expiring 03/16/16	JPMorgan Chase	CAD	558	407,283	403,080	(4,203)
Expiring 03/16/16	JPMorgan Chase	CAD	505	378,471	364,973	(13,498)
Expiring 03/16/16	RBC Dominion Securities	CAD	1,245	918,185	899,622	(18,563)
Expiring 03/16/16	Standard Chartered PLC	CAD	562	403,883	406,252	2,369
Expiring 03/16/16	Standard Chartered PLC	CAD	559	411,574	404,101	(7,473)
Expiring 03/16/16	State Street Bank	CAD	4,685	3,428,000	3,386,303	(41,697)
Chilean Peso,
Expiring 01/13/16	Deutsche Bank AG	CLP	1,196,078	1,700,230	1,685,360	(14,870)
Expiring 01/15/16	Hong Kong & Shanghai Bank	CLP	250,406	351,897	352,755	858
Expiring 01/27/16	Citigroup Global Markets	CLP	1,125,127	1,578,904	1,582,680	3,776
Chinese Yuan,
Expiring 03/16/16	Citigroup Global Markets	CNY	25,906	3,983,373	3,969,870	(13,503)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	17,014	2,571,000	2,607,322	36,322
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	3,785	572,000	580,010	8,010
Expiring 03/16/16	JPMorgan Chase	CNY	5,660	857,000	867,349	10,349
Expiring 03/16/16	Standard Chartered PLC	CNY	5,629	859,000	862,587	3,587
Expiring 03/16/16	Standard Chartered PLC	CNY	5,579	843,000	854,973	11,973
Expiring 03/16/16	UBS AG	CNY	5,661	857,000	867,438	10,438
Expiring 09/01/16	Hong Kong & Shanghai Bank	CNY	5,695	861,000	865,852	4,852
Colombian Peso,
Expiring 01/12/16	Citigroup Global Markets	COP	1,144,678	348,530	360,131	11,601
Expiring 01/12/16	Deutsche Bank AG	COP	792,252	251,588	249,253	(2,335)
Expiring 01/15/16	Deutsche Bank AG	COP	5,506,481	1,728,608	1,731,870	3,262
Expiring 01/27/16	Hong Kong & Shanghai Bank	COP	1,017,390	303,291	319,582	16,291
Expiring 01/27/16	Standard Chartered PLC	COP	5,712,054	1,865,648	1,794,269	(71,379)
Euro,
Expiring 02/10/16	Morgan Stanley	EUR	6,569	7,164,190	7,146,719	(17,471)
Expiring 03/16/16	RBC Dominion Securities	EUR	334	365,461	363,253	(2,208)
Expiring 03/16/16	State Street Bank	EUR	1,562	1,699,776	1,700,857	1,081
Expiring 03/16/16	UBS AG	EUR	1,661	1,817,807	1,808,351	(9,456)
Expiring 03/16/16	UBS AG	EUR	358	378,994	389,473	10,479
Hungarian Forint,
Expiring 03/16/16	BNP Paribas	HUF	362,344	1,233,553	1,247,094	13,541
Expiring 03/16/16	Citigroup Global Markets	HUF	362,920	1,260,752	1,249,077	(11,675)
Expiring 03/16/16	UBS AG	HUF	373,876	1,269,572	1,286,786	17,214
Indonesian Rupiah,
Expiring 01/04/16	Hong Kong & Shanghai Bank	IDR	10,211,667	742,667	740,030	(2,637)
Japanese Yen,
Expiring 03/16/16	BNP Paribas	JPY	207,309	1,696,000	1,728,089	32,089
Expiring 03/16/16	UBS AG	JPY	105,828	860,000	882,165	22,165
Malaysian Ringgit,
Expiring 01/04/16	BNP Paribas	MYR	3,661	851,271	852,302	1,031

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts open at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso,
Expiring 03/16/16	Citigroup Global Markets	MXN	62,381	$3,743,493	$3,599,551	$(143,942)
Expiring 03/16/16	Hong Kong & Shanghai Bank	MXN	14,563	842,000	840,341	(1,659)
Expiring 03/16/16	JPMorgan Chase	MXN	57,040	3,344,289	3,291,362	(52,927)
Expiring 03/16/16	JPMorgan Chase	MXN	14,719	859,000	849,336	(9,664)
Expiring 03/16/16	JPMorgan Chase	MXN	14,695	859,000	847,937	(11,063)
Expiring 03/16/16	JPMorgan Chase	MXN	14,504	843,000	836,921	(6,079)
Expiring 03/16/16	RBC Dominion Securities	MXN	58,433	3,449,791	3,371,705	(78,086)
Expiring 03/16/16	RBC Dominion Securities	MXN	14,619	860,000	843,549	(16,451)
Expiring 03/16/16	UBS AG	MXN	68,891	4,148,906	3,975,154	(173,752)
New Taiwanese Dollar,
Expiring 01/08/16	Barclays Capital Group	TWD	28,148	861,000	856,972	(4,028)
New Zealand Dollar,
Expiring 01/22/16	Westpac Banking Corp.	NZD	3,791	2,513,879	2,588,930	75,051
Expiring 03/16/16	State Street Bank	NZD	627	411,847	426,958	15,111
Norwegian Krone,
Expiring 03/16/16	BNP Paribas	NOK	2,938	336,519	331,674	(4,845)
Expiring 03/16/16	Hong Kong & Shanghai Bank	NOK	3,872	445,696	437,053	(8,643)
Expiring 03/16/16	Hong Kong & Shanghai Bank	NOK	2,950	338,400	332,972	(5,428)
Expiring 03/16/16	JPMorgan Chase	NOK	3,539	404,759	399,464	(5,295)
Expiring 03/16/16	JPMorgan Chase	NOK	3,301	377,654	372,662	(4,992)
Expiring 03/16/16	Morgan Stanley	NOK	3,571	409,591	403,146	(6,445)
Expiring 03/16/16	State Street Bank	NOK	11,931	1,401,558	1,346,902	(54,656)
Polish Zloty,
Expiring 03/16/16	Citigroup Global Markets	PLN	25,627	6,339,685	6,523,278	183,593
Russian Ruble,
Expiring 01/12/16	Citigroup Global Markets	RUB	90,236	1,302,571	1,231,936	(70,635)
Expiring 01/12/16	JPMorgan Chase	RUB	58,249	862,000	795,239	(66,761)
Expiring 01/12/16	JPMorgan Chase	RUB	58,050	861,000	792,519	(68,481)
Expiring 01/14/16	Hong Kong & Shanghai Bank	RUB	54,797	840,508	747,691	(92,817)
Expiring 01/14/16	JPMorgan Chase	RUB	54,639	818,016	745,542	(72,474)
Expiring 01/14/16	Morgan Stanley	RUB	150,450	2,247,527	2,052,848	(194,679)
Expiring 01/19/16	Hong Kong & Shanghai Bank	RUB	54,924	775,512	748,370	(27,142)
Expiring 01/19/16	JPMorgan Chase	RUB	57,181	799,283	779,123	(20,160)
Expiring 01/19/16	Morgan Stanley	RUB	58,516	827,050	797,312	(29,738)
Expiring 01/19/16	Morgan Stanley	RUB	32,532	439,839	443,268	3,429
Expiring 01/21/16	JPMorgan Chase	RUB	60,010	860,000	817,218	(42,782)
Expiring 01/27/16	Citigroup Global Markets	RUB	156,901	2,339,533	2,133,087	(206,446)
Expiring 01/28/16	Barclays Capital Group	RUB	59,862	841,000	813,609	(27,391)
Expiring 02/03/16	Morgan Stanley	RUB	62,712	881,403	850,989	(30,414)
Expiring 02/11/16	Hong Kong & Shanghai Bank	RUB	148,703	2,113,829	2,013,753	(100,076)
South African Rand,
Expiring 03/16/16	Standard Chartered PLC	ZAR	13,103	857,000	835,223	(21,777)
South Korean Won,
Expiring 01/08/16	Standard Chartered PLC	KRW	1,016,107	859,000	866,382	7,382
Expiring 01/14/16	Barclays Capital Group	KRW	1,005,589	860,000	857,268	(2,732)
Expiring 01/14/16	Hong Kong & Shanghai Bank	KRW	1,012,370	857,000	863,048	6,048
Expiring 01/15/16	Deutsche Bank AG	KRW	1,018,287	857,000	868,068	11,068
Expiring 01/15/16	State Street Bank	KRW	2,007,330	1,723,000	1,711,205	(11,795)
Expiring 01/15/16	UBS AG	KRW	1,019,586	857,000	869,175	12,175
Expiring 01/19/16	Standard Chartered PLC	KRW	1,985,297	1,696,000	1,692,231	(3,769)
Swedish Krona,
Expiring 01/15/16	Deutsche Bank AG	SEK	26,265	3,023,953	3,112,869	88,916
Expiring 03/16/16	Bank of America	SEK	5,179	609,713	614,846	5,133
Expiring 03/16/16	JPMorgan Chase	SEK	7,726	915,663	917,310	1,647
Expiring 03/16/16	State Street Bank	SEK	5,529	654,692	656,457	1,765

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts open at December 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira,
Expiring 03/16/16	UBS AG	TRY	2,623	$857,000	$880,009	$23,009

				$155,892,552	$153,681,499	(2,211,053)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/16/16	Bank of America	AUD	1,180	$855,341	$856,595	$(1,254)
Expiring 03/16/16	BNP Paribas	AUD	661	481,901	479,827	2,074
Expiring 03/16/16	Citigroup Global Markets	AUD	1,193	854,546	866,032	(11,486)
Expiring 03/16/16	Citigroup Global Markets	AUD	709	516,810	514,985	1,825
Expiring 03/16/16	Hong Kong & Shanghai Bank	AUD	511	370,447	371,113	(666)
Expiring 03/16/16	JPMorgan Chase	AUD	648	472,155	470,081	2,074
Expiring 03/16/16	Morgan Stanley	AUD	1,186	844,162	860,784	(16,622)
Expiring 03/16/16	State Street Bank	AUD	3,549	2,553,488	2,576,318	(22,830)
Expiring 03/16/16	UBS AG	AUD	2,356	1,714,756	1,710,287	4,469
Brazilian Real,
Expiring 01/05/16	Bank of America	BRL	3,351	861,000	845,466	15,534
Expiring 01/05/16	Bank of America	BRL	3,239	861,000	817,139	43,861
Expiring 01/05/16	Hong Kong & Shanghai Bank	BRL	3,321	862,000	837,814	24,186
Expiring 01/05/16	Morgan Stanley	BRL	3,341	842,488	843,016	(528)
Expiring 01/05/16	Morgan Stanley	BRL	3,293	861,000	830,853	30,147
Expiring 01/05/16	Morgan Stanley	BRL	3,249	861,000	819,826	41,174
Expiring 01/05/16	RBC Dominion Securities	BRL	3,316	848,000	836,655	11,345
Expiring 02/02/16	Deutsche Bank AG	BRL	26,597	6,921,255	6,644,042	277,213
Expiring 02/02/16	Morgan Stanley	BRL	6,801	1,686,000	1,698,999	(12,999)
Expiring 02/02/16	RBC Dominion Securities	BRL	6,594	1,637,294	1,647,096	(9,802)
British Pound,
Expiring 01/13/16	Citigroup Global Markets	GBP	577	863,509	851,245	12,264
Expiring 01/13/16	Hong Kong & Shanghai Bank	GBP	6,081	9,184,789	8,965,259	219,530
Expiring 01/13/16	Westpac Banking Corp.	GBP	12,796	19,359,770	18,864,194	495,576
Expiring 03/16/16	JPMorgan Chase	GBP	671	1,006,999	989,122	17,877
Canadian Dollar,
Expiring 01/07/16	Bank of America	CAD	5,258	3,958,324	3,800,014	158,310
Expiring 03/16/16	Bank of America	CAD	2,361	1,688,000	1,706,690	(18,690)
Expiring 03/16/16	Citigroup Global Markets	CAD	1,181	848,000	853,494	(5,494)
Expiring 03/16/16	JPMorgan Chase	CAD	839	618,924	606,635	12,289
Expiring 03/16/16	RBC Dominion Securities	CAD	1,160	860,000	838,181	21,819
Chilean Peso,
Expiring 01/11/16	Hong Kong & Shanghai Bank	CLP	724,656	1,028,465	1,021,343	7,122
Expiring 01/12/16	Hong Kong & Shanghai Bank	CLP	487,944	688,000	687,633	367
Expiring 01/15/16	UBS AG	CLP	736,017	1,037,740	1,036,848	892
Chinese Yuan,
Expiring 03/16/16	Bank of America	CNY	5,653	857,000	866,254	(9,254)
Expiring 03/16/16	Citigroup Global Markets	CNY	16,958	2,577,000	2,598,629	(21,629)
Expiring 03/16/16	Deutsche Bank AG	CNY	5,654	859,000	866,487	(7,487)
Expiring 03/16/16	Hong Kong & Shanghai Bank	CNY	5,616	860,000	860,538	(538)
Expiring 03/16/16	JPMorgan Chase	CNY	5,649	857,000	865,613	(8,613)
Expiring 03/16/16	Standard Chartered PLC	CNY	832	126,542	127,523	(981)
Expiring 09/01/16	Barclays Capital Group	CNY	23,527	3,532,556	3,577,230	(44,674)
Expiring 09/01/16	Citigroup Global Markets	CNY	6,215	950,325	944,903	5,422
Expiring 09/01/16	Citigroup Global Markets	CNY	5,073	762,000	771,289	(9,289)
Expiring 09/01/16	Deutsche Bank AG	CNY	1,514	230,000	230,171	(171)
Expiring 09/01/16	Hong Kong & Shanghai Bank	CNY	20,642	3,129,000	3,138,548	(9,548)
Expiring 09/01/16	JPMorgan Chase	CNY	13,715	2,086,000	2,085,350	650
Expiring 09/01/16	JPMorgan Chase	CNY	5,459	846,000	830,040	15,960

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts open at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Chinese Yuan (continued),
Expiring 09/01/16	Standard Chartered PLC	CNY	10,920	$1,691,000	$1,660,336	$30,664
Expiring 09/01/16	Standard Chartered PLC	CNY	10,916	1,685,000	1,659,799	25,201
Expiring 09/01/16	Standard Chartered PLC	CNY	6,928	1,040,000	1,053,390	(13,390)
Expiring 09/01/16	Westpac Banking Corp.	CNY	13,694	2,086,000	2,082,209	3,791
Colombian Peso,
Expiring 01/19/16	Morgan Stanley	COP	2,828,928	848,000	889,367	(41,367)
Expiring 01/21/16	Deutsche Bank AG	COP	2,335,204	697,604	733,995	(36,391)
Euro,
Expiring 02/10/16	Citigroup Global Markets	EUR	47,747	51,858,494	51,943,274	(84,780)
Expiring 02/10/16	Citigroup Global Markets	EUR	15,829	17,192,373	17,220,480	(28,107)
Expiring 02/10/16	Westpac Banking Corp.	EUR	3,660	4,014,984	3,981,662	33,322
Expiring 02/26/16	Citigroup Global Markets	EUR	9,880	10,446,000	10,752,598	(306,598)
Expiring 03/16/16	BNP Paribas	EUR	814	887,913	886,466	1,447
Expiring 03/16/16	BNP Paribas	EUR	725	789,449	789,832	(383)
Expiring 03/16/16	BNP Paribas	EUR	689	755,053	750,322	4,731
Expiring 03/16/16	Citigroup Global Markets	EUR	15,567	17,174,998	16,950,716	224,282
Indonesian Rupiah,
Expiring 01/04/16	Deutsche Bank AG	IDR	10,211,667	734,433	740,029	(5,596)
Expiring 01/08/16	Hong Kong & Shanghai Bank	IDR	12,205,157	869,313	883,599	(14,286)
Expiring 01/11/16	Deutsche Bank AG	IDR	11,359,173	818,974	821,729	(2,755)
Expiring 01/19/16	Hong Kong & Shanghai Bank	IDR	10,211,667	739,333	737,225	2,108
Expiring 01/19/16	Morgan Stanley	IDR	11,314,083	811,511	816,813	(5,302)
Expiring 01/22/16	JPMorgan Chase	IDR	11,705,445	828,704	844,427	(15,723)
Expiring 02/17/16	Barclays Capital Group	IDR	11,945,664	828,409	856,135	(27,726)
Expiring 02/19/16	JPMorgan Chase	IDR	16,502,760	1,148,018	1,182,146	(34,128)
Israeli Shekel,
Expiring 03/16/16	Barclays Capital Group	ILS	3,854	999,254	992,160	7,094
Japanese Yen,
Expiring 03/16/16	BNP Paribas	JPY	48,736	405,162	406,254	(1,092)
Expiring 03/16/16	Citigroup Global Markets	JPY	196,216	1,623,076	1,635,623	(12,547)
Expiring 03/16/16	Citigroup Global Markets	JPY	48,834	404,440	407,069	(2,629)
Expiring 03/16/16	Deutsche Bank AG	JPY	105,225	859,000	877,137	(18,137)
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	206,520	1,696,000	1,721,517	(25,517)
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	202,164	1,683,000	1,685,200	(2,200)
Expiring 03/16/16	Hong Kong & Shanghai Bank	JPY	46,326	378,456	386,167	(7,711)
Expiring 03/16/16	State Street Bank	JPY	46,467	378,423	387,337	(8,914)
Expiring 03/16/16	UBS AG	JPY	353,116	2,870,790	2,943,512	(72,722)
Malaysian Ringgit,
Expiring 01/04/16	Hong Kong & Shanghai Bank	MYR	3,661	861,000	852,301	8,699
Expiring 01/08/16	BNP Paribas	MYR	3,661	851,132	852,043	(911)
Mexican Peso,
Expiring 01/14/16	Hong Kong & Shanghai Bank	MXN	89,285	5,346,062	5,175,171	170,891
Expiring 02/05/16	Citigroup Global Markets	MXN	124,232	7,267,207	7,189,154	78,053
Expiring 03/03/16	JPMorgan Chase	MXN	43,468	2,604,512	2,510,563	93,949
Expiring 03/16/16	Morgan Stanley	MXN	14,581	848,000	841,381	6,619
Expiring 03/16/16	Morgan Stanley	MXN	14,479	848,000	835,460	12,540
New Taiwanese Dollar,
Expiring 01/08/16	BNP Paribas	TWD	48,763	1,501,554	1,484,609	16,945
Expiring 01/08/16	Westpac Banking Corp.	TWD	27,312	841,892	831,520	10,372
Expiring 01/11/16	Bank of America	TWD	28,356	859,000	863,311	(4,311)
Expiring 01/19/16	Bank of America	TWD	47,132	1,436,990	1,435,028	1,962
Expiring 01/21/16	Hong Kong & Shanghai Bank	TWD	61,235	1,870,755	1,864,461	6,294
Expiring 01/21/16	Hong Kong & Shanghai Bank	TWD	27,981	848,000	851,961	(3,961)
Expiring 01/29/16	BNP Paribas	TWD	49,118	1,508,082	1,495,584	12,498
Expiring 02/04/16	JPMorgan Chase	TWD	50,065	1,530,571	1,524,535	6,036
Expiring 02/04/16	Westpac Banking Corp.	TWD	12,775	388,272	389,005	(733)
New Zealand Dollar,
Expiring 01/22/16	Westpac Banking Corp.	NZD	3,739	2,479,331	2,553,350	(74,019)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts open at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Zealand Dollar (continued),
Expiring 03/16/16	Bank of America	NZD	745	$504,376	$506,966	$(2,590)
Expiring 03/16/16	Barclays Capital Group	NZD	519	344,086	353,119	(9,033)
Expiring 03/16/16	Barclays Capital Group	NZD	504	338,089	342,973	(4,884)
Expiring 03/16/16	BNP Paribas	NZD	653	441,333	444,818	(3,485)
Expiring 03/16/16	Citigroup Global Markets	NZD	728	481,901	495,545	(13,644)
Expiring 03/16/16	Deutsche Bank AG	NZD	593	404,699	403,965	734
Expiring 03/16/16	Morgan Stanley	NZD	1,229	821,897	836,688	(14,791)
Expiring 03/16/16	Morgan Stanley	NZD	730	482,356	496,764	(14,408)
Expiring 03/16/16	State Street Bank	NZD	1,271	852,078	865,225	(13,147)
Expiring 03/16/16	State Street Bank	NZD	1,268	851,120	863,183	(12,063)
Expiring 03/16/16	State Street Bank	NZD	709	468,334	482,724	(14,390)
Expiring 03/16/16	UBS AG	NZD	886	585,028	603,214	(18,186)
Expiring 03/16/16	UBS AG	NZD	666	445,419	453,187	(7,768)
Norwegian Krone,
Expiring 01/15/16	State Street Bank	NOK	5,124	595,485	578,785	16,700
Russian Ruble,
Expiring 01/12/16	Hong Kong & Shanghai Bank	RUB	148,703	2,130,409	2,030,152	100,257
Expiring 01/12/16	UBS AG	RUB	57,832	862,000	789,542	72,458
Expiring 01/14/16	UBS AG	RUB	60,136	857,000	820,538	36,462
Expiring 01/19/16	JPMorgan Chase	RUB	181,183	2,544,000	2,468,735	75,265
Singapore Dollar,
Expiring 03/16/16	Bank of America	SGD	3,544	2,508,902	2,493,101	15,801
Expiring 03/16/16	Hong Kong & Shanghai Bank	SGD	3,544	2,503,143	2,493,189	9,954
South African Rand,
Expiring 03/16/16	Barclays Capital Group	ZAR	13,281	857,000	846,603	10,397
South Korean Won,
Expiring 01/08/16	UBS AG	KRW	3,228,273	2,741,330	2,752,581	(11,251)
Expiring 01/14/16	Bank of America	KRW	2,036,897	1,717,451	1,736,460	(19,009)
Expiring 01/14/16	BNP Paribas	KRW	2,871,553	2,471,450	2,448,007	23,443
Expiring 01/15/16	Citigroup Global Markets	KRW	1,344,976	1,185,471	1,146,563	38,908
Expiring 01/15/16	JPMorgan Chase	KRW	3,156,455	2,721,880	2,690,811	31,069
Expiring 01/15/16	Westpac Banking Corp.	KRW	1,345,284	1,185,826	1,146,826	39,000
Expiring 01/22/16	UBS AG	KRW	2,243,079	1,911,851	1,911,797	54
Swedish Krona,
Expiring 01/15/16	Deutsche Bank AG	SEK	26,994	3,107,901	3,199,285	(91,384)
Expiring 03/16/16	Citigroup Global Markets	SEK	4,653	551,195	552,435	(1,240)
Expiring 03/16/16	Citigroup Global Markets	SEK	3,978	471,476	472,237	(761)
Expiring 03/16/16	Hong Kong & Shanghai Bank	SEK	2,856	340,219	339,032	1,187
Expiring 03/16/16	JPMorgan Chase	SEK	4,682	551,054	555,865	(4,811)
Expiring 03/16/16	Standard Chartered PLC	SEK	3,367	404,440	399,712	4,728
Turkish Lira,
Expiring 03/16/16	Barclays Capital Group	TRY	8,506	2,838,020	2,853,843	(15,823)

				$286,931,329	$285,612,593	1,318,736

						$(892,317)

Cross currency exchange contracts outstanding at December 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/16/16	Buy	AUD	523	EUR	342	$7,118	Bank of America
03/16/16	Buy	CAD	3,503	EUR	2,369	(46,859)	RBC Dominion Securities
03/16/16	Buy	CAD	1,846	EUR	1,224	1,902	RBC Dominion Securities
03/16/16	Buy	EUR	783	PLN	3,419	(17,773)	Bank of America
03/16/16	Buy	EUR	1,314	AUD	2,005	(24,643)	Bank of America
03/16/16	Buy	EUR	1,314	AUD	2,013	(30,630)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Cross currency exchange contracts outstanding at December 31, 2015 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (continued):
03/16/16	Buy	EUR	570	HUF	179,329	$3,468	BNP Paribas
03/16/16	Buy	EUR	784	PLN	3,385	(7,814)	UBS AG
03/16/16	Buy	EUR	1,487	GBP	1,051	70,013	UBS AG
03/16/16	Buy	GBP	249	JPY	45,015	(7,998)	Bank of America
03/16/16	Buy	GBP	570	EUR	770	1,183	Citigroup Global Markets
03/16/16	Buy	PLN	3,596	EUR	830	11,279	Citigroup Global Markets
03/16/16	Buy	PLN	3,498	EUR	815	3,004	Hong Kong & Shanghai Bank
03/16/16	Buy	SEK	4,986	EUR	538	6,518	Bank of America
03/16/16	Buy	SEK	5,991	EUR	642	12,219	Bank of America
03/16/16	Buy	SEK	28,606	EUR	3,092	29,480	Bank of America
03/16/16	Buy	SEK	14,449	EUR	1,553	24,423	Citigroup Global Markets
03/16/16	Buy	SEK	9,484	EUR	1,022	13,547	Deutsche Bank AG
03/16/16	Buy	SEK	18,657	EUR	2,015	21,018	Hong Kong & Shanghai Bank
03/16/16	Buy	SEK	3,739	EUR	402	5,778	JPMorgan Chase
03/16/16	Buy	SEK	7,361	EUR	795	8,313	JPMorgan Chase
03/16/16	Buy	SEK	14,300	EUR	1,534	27,896	JPMorgan Chase
03/16/16	Buy	SEK	7,252	EUR	782	9,727	State Street Bank
03/16/16	Buy	SEK	14,999	EUR	1,619	17,593	State Street Bank
03/16/16	Buy	SEK	28,594	EUR	3,093	27,011	State Street Bank
03/16/16	Buy	SEK	7,195	EUR	775	10,329	UBS AG
03/16/16	Buy	SEK	14,189	EUR	1,534	14,076	UBS AG

						$190,178

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	28,430	01/04/21	13.632%	Brazilian interbank overnight lending rate(1)	$(506,226)	$—	$(506,226)	Deutsche Bank AG
BRL	25,280	01/04/21	14.040%	Brazilian interbank overnight lending rate(1)	(377,502)	—	(377,502)	Bank of America
BRL	15,820	01/04/21	16.267%	Brazilian interbank overnight lending rate(1)	(17,918)	—	(17,918)	Deutsche Bank AG
BRL	12,130	01/04/21	13.432%	Brazilian interbank overnight lending rate(1)	(233,434)	—	(233,434)	Deutsche Bank AG
BRL	7,750	01/04/21	14.403%	Brazilian interbank overnight lending rate(1)	(96,435)	—	(96,435)	JPMorgan Chase
BRL	6,570	01/04/21	13.917%	Brazilian interbank overnight lending rate(1)	(103,732)	—	(103,732)	Deutsche Bank AG
BRL	4,790	01/04/21	16.370%	Brazilian interbank overnight lending rate(1)	(2,847)	—	(2,847)	JPMorgan Chase
BRL	4,380	01/04/21	15.677%	Brazilian interbank overnight lending rate(1)	(18,270)	—	(18,270)	Deutsche Bank AG
BRL	4,240	01/04/21	16.441%	Brazilian interbank overnight lending rate(1)	(599)	—	(599)	Deutsche Bank AG
BRL	2,430	01/04/21	15.590%	Brazilian interbank overnight lending rate(1)	(11,462)	—	(11,462)	Bank of America
GBP	2,190	12/09/24	3.200%	12 Month UKRPI(2)	(132,551)	—	(132,551)	Bank of America
GBP	2,190	12/09/29	3.377%	12 Month UKRPI(1)	175,937	—	175,937	Bank of America
GBP	1,700	12/09/39	3.600%	12 Month UKRPI(1)	181,888	—	181,888	Bank of America
GBP	1,700	12/09/44	3.600%	12 Month UKRPI(2)	(219,692)	—	(219,692)	Bank of America
KRW	3,156,620	10/06/17	2.239%	3 Month KWCDC(1)	32,344	—	32,344	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
KRW	2,438,940	10/13/17	2.248%	3 Month KWCDC(1)	$23,498	$2	$23,496	Deutsche Bank AG
KRW	10,562,040	10/14/17	2.130%	3 Month KWCDC(1)	110,846	—	110,846	Citigroup Global Markets
KRW	2,036,710	10/28/17	2.173%	3 Month KWCDC(1)	19,597	—	19,597	Citigroup Global Markets
KRW	5,029,550	11/04/17	2.060%	3 Month KWCDC(1)	37,791	—	37,791	Bank of America
KRW	2,113,920	11/07/17	2.034%	3 Month KWCDC(1)	14,946	—	14,946	Barclays Capital Group
KRW	9,433,060	08/06/24	1.570%	3 Month KWCDC(2)	(712,109)	—	(712,109)	Bank of America
KRW	2,454,955	06/03/25	2.400%	3 Month KWCDC(2)	(28,665)	—	(28,665)	Bank of America
KRW	928,550	06/09/25	2.645%	3 Month KWCDC(2)	(18,386)	—	(18,386)	JPMorgan Chase
KRW	1,953,615	06/24/25	2.562%	3 Month KWCDC(2)	(32,367)	—	(32,367)	Bank of America
KRW	1,363,500	07/15/25	2.615%	3 Month KWCDC(2)	(25,072)	—	(25,072)	Barclays Capital Group
KRW	4,062,000	11/09/25	2.237%	3 Month KWCDC(1)	14,006	—	14,006	JPMorgan Chase
KRW	2,828,280	11/10/25	2.330%	3 Month KWCDC(1)	19,539	—	19,539	JPMorgan Chase

					$(1,906,875)	$2	$(1,906,877)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	95,240	12/07/18	2.250%	3 Month BBSW(1)	$52,532	$(17,218)	$(69,750)
AUD	13,510	03/16/21	2.500%	6 Month BBSW(1)	(50,249)	(74,186)	(23,937)
AUD	31,650	03/16/26	3.000%	6 Month BBSW(1)	(255,931)	(247,224)	8,707
CAD	23,400	03/16/18	1.250%	3 Month CDOR(1)	119,142	134,025	14,883
CAD	32,230	03/16/21	1.750%	3 Month CDOR(1)	501,207	590,282	89,075
CAD	2,510	12/16/25	2.500%	3 Month CDOR(2)	39,311	11,555	(27,756)
CHF	1,480	12/15/26	1.000%	6 Month LIBOR(2)	(7,231)	(8,675)	(1,444)
EUR	25,550	03/16/19	0.250%	6 Month EURIBOR(1)	155,555	129,785	(25,770)
EUR	33,280	03/16/21	0.500%	6 Month EURIBOR(2)	(347,321)	(228,664)	118,657
EUR	1,910	03/16/23	0.750%	6 Month EURIBOR(2)	(24,674)	(12,381)	12,293
EUR	78,890	05/11/25	1.600%	6 Month EURIBOR(1)	(353,227)	82,102	435,329
EUR	27,450	09/16/25	2.000%	6 Month EURIBOR(1)	277,822	534,160	256,338
EUR	5,130	12/16/25	1.500%	6 Month EURIBOR(1)	(35,015)	(49,457)	(14,442)
EUR	65,140	03/16/26	1.000%	6 Month EURIBOR(1)	314,758	(275,756)	(590,514)
EUR	25,800	03/17/26	1.500%	6 Month EURIBOR(1)	(304,374)	(320,846)	(16,472)
EUR	29,900	05/11/35	1.700%	6 Month EURIBOR(2)	1,264,905	1,261,555	(3,350)
EUR	3,600	12/17/35	2.300%	6 Month EURIBOR(1)	22,259	660	(21,599)
EUR	2,680	12/19/45	1.750%	6 Month EURIBOR(1)	1,042	4,928	3,886
GBP	7,670	01/04/18	0.845%	3 Month LIBOR(2)	20,331	29,687	9,356
GBP	32,700	03/16/18	1.500%	6 Month LIBOR(2)	(396,568)	(304,429)	92,139
GBP	4,840	12/11/22	1.940%	6 Month LIBOR(2)	18,321	45,058	26,737
GBP	20,490	09/16/25	2.750%	6 Month LIBOR(2)	(233,037)	(429,714)	(196,677)
GBP	4,580	03/16/26	2.250%	6 Month LIBOR(2)	(208,596)	(132,138)	76,458
GBP	8,520	12/11/27	2.190%	6 Month LIBOR(1)	(61,384)	(126,607)	(65,223)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	4,340	12/11/32	2.250%	6 Month LIBOR(2)	$51,223	$90,190	$38,967
GBP	20	12/17/35	2.500%	6 Month LIBOR(2)	(597)	(90)	507
GBP	1,112	06/08/37	0.742%	6 Month LIBOR(2)	(58,190)	29,860	88,050
GBP	600	04/15/39	0.746%	6 Month LIBOR(1)	(16,281)	23,230	39,511
GBP	14,170	03/16/46	2.250%	6 Month LIBOR(2)	(1,057,851)	(382,383)	675,468
JPY	2,881,310	12/16/25	1.000%	6 Month JPY LIBOR(2)	(177,064)	(386,675)	(209,611)
JPY	2,360,080	03/16/26	0.500%	6 Month JPY LIBOR(1)	27,008	119,569	92,561
JPY	385,150	12/19/45	2.000%	6 Month JPY LIBOR(2)	(63,825)	(64,338)	(513)
MXN	154,730	11/07/16	3.302%	28 day Mexican interbank rate(1)	—	(16,407)	(16,407)
MXN	65,760	11/08/16	3.920%	28 day Mexican interbank rate(1)	—	(6,244)	(6,244)
MXN	133,080	11/09/16	3.900%	28 day Mexican interbank rate(1)	—	2,913	2,913
NZD	6,550	03/16/26	3.500%	3 Month NFIX3FRA(2)	50,323	105,628	55,305
PLN	3,610	06/17/19	3.048%	6 Month WIBOR(1)	18,300	53,600	35,300
PLN	3,610	06/17/19	1.670%	6 Month WIBOR(2)	—	(40,236)	(40,236)
SEK	484,560	03/16/18	0.050%	3 Month STIBOR(1)	214,049	124,937	(89,112)
SEK	188,440	03/16/21	0.750%	3 Month STIBOR(2)	(77,425)	66,988	144,413
SEK	118,750	03/16/26	1.500%	3 Month STIBOR(2)	122,041	260,409	138,368
	11,190	03/16/18	1.500%	3 Month LIBOR(2)	(77,729)	(47,281)	30,448
	13,700	03/16/19	1.750%	3 Month LIBOR(2)	(138,014)	(107,050)	30,964
	20,500	03/16/21	2.000%	3 Month LIBOR(2)	(263,256)	(197,631)	65,625
	89,800	06/24/21	2.923%	3 Month LIBOR(1)	(18,699)	991,768	1,010,467
	129,070	09/02/22	2.800%	3 Month LIBOR(1)	186,034	780,951	594,917
	12,380	03/16/23	2.250%	3 Month LIBOR(1)	234,548	201,056	(33,492)
	19,390	12/16/25	3.000%	3 Month LIBOR(2)	(224,204)	(266,308)	(42,104)
	49,270	03/16/26	2.500%	3 Month LIBOR(2)	(1,331,811)	(1,210,258)	121,553
	27,300	03/17/26	2.500%	3 Month LIBOR(2)	330,846	251,425	(79,421)
	22,500	06/24/29	3.218%	3 Month LIBOR(2)	113,323	(965,809)	(1,079,132)
	30,270	09/02/30	3.005%	3 Month LIBOR(2)	(55,764)	(515,804)	(460,040)
	2,770	12/19/45	2.750%	3 Month LIBOR(1)	(11,641)	(22,515)	(10,874)
ZAR	31,480	08/24/25	9.000%	3 Month JIBAR(1)	—	(55,562)	(55,562)
ZAR	10,040	10/27/25	9.200%	3 Month JIBAR(1)	—	(16,753)	(16,753)
ZAR	95,060	12/10/25	10.066%	3 Month JIBAR(1)	—	(25,275)	(25,275)
ZAR	47,410	12/11/25	10.455%	3 Month JIBAR(1)	—	17,177	17,177
ZAR	19,680	12/14/25	10.300%	3 Month JIBAR(1)	—	2,177	2,177

					$(1,715,078)	$(608,239)	$1,106,839

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.AAA.6	05/11/63	0.500%	400	$(9,211)	$(10,057)	$846	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1) (continued):
CMBX.NA.AAA.6	05/11/63	0.500%	400	$(9,211)	$(9,574)	$363	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	1,700	(59,814)	(62,369)	2,555	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	1,400	(49,264)	(45,364)	(3,900)	JPMorgan Chase
CMBX.NA.AAA.7	01/17/47	0.500%	1,300	(45,738)	(50,036)	4,298	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	1,200	(42,222)	(43,343)	1,121	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	800	(28,147)	(30,537)	2,390	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	800	(28,147)	(30,248)	2,101	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	800	(28,147)	(31,165)	3,018	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	800	(28,147)	(31,164)	3,017	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	800	(28,147)	(29,553)	1,406	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	800	(28,147)	(29,040)	893	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	600	(21,111)	(20,110)	(1,001)	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	400	(14,074)	(14,777)	703	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	400	(14,074)	(14,062)	(12)	Barclays Capital Group
CMBX.NA.AAA.7	01/17/47	0.500%	400	(14,073)	(15,105)	1,032	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400	(14,074)	(14,520)	446	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400	(14,074)	(15,413)	1,339	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400	(14,074)	(14,808)	734	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400	(14,074)	(14,376)	302	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	10/17/57	0.500%	1,700	(81,981)	(86,481)	4,500	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	3,300	(159,140)	(163,490)	4,350	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	2,100	(101,279)	(94,040)	(7,239)	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	1,900	(91,622)	(83,087)	(8,535)	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	1,800	(86,800)	(76,054)	(10,746)	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	1,700	(81,977)	(68,410)	(13,567)	Barclays Capital Group
CMBX.NA.AAA.8	10/17/57	0.500%	1,700	(81,977)	(68,410)	(13,567)	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	1,600	(77,159)	(76,294)	(865)	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	1,400	(67,511)	(66,121)	(1,390)	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	1,400	(67,519)	(64,082)	(3,437)	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	1,200	(57,866)	(48,289)	(9,577)	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	1,000	(48,222)	(40,241)	(7,981)	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1) (continued):
CMBX.NA.AAA.8	10/17/57	0.500%	900	$(43,401)	$(45,310)	$1,909	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	700	(33,756)	(33,993)	237	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	700	(33,756)	(33,751)	(5)	JPMorgan Chase
CMBX.NA.AAA.8	10/17/57	0.500%	500	(24,111)	(20,121)	(3,990)	Barclays Capital Group
CMBX.NA.AAA.8	10/17/57	0.500%	400	(19,289)	(19,153)	(136)	JPMorgan Chase

				$(1,661,336)	$(1,612,948)	$(48,388)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(3)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Peoples Republic of China	06/20/19	1.000%	38,800	0.786%	$(292,177)	$(188,309)	$(103,868)	JPMorgan Chase
Peoples Republic of China	06/20/19	1.000%	3,510	0.786%	(26,432)	(23,826)	(2,606)	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	2,250	0.786%	(16,944)	(34,628)	17,684	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	1,890	0.786%	(14,232)	(12,495)	(1,737)	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	1,690	0.786%	(12,726)	(10,953)	(1,773)	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	1,550	0.786%	(11,672)	(16,840)	5,168	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	1,370	0.786%	(10,317)	(17,809)	7,492	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	930	0.786%	(7,003)	(6,077)	(926)	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	900	0.786%	(6,777)	(5,781)	(996)	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	720	0.786%	(5,422)	(5,063)	(359)	JPMorgan Chase
Peoples Republic of China	06/20/19	1.000%	690	0.786%	(5,212)	(6,745)	1,533	Citigroup Global Markets
Peoples Republic of China	06/20/19	1.000%	350	0.786%	(2,636)	(2,137)	(499)	Bank of America
Peoples Republic of China	06/20/19	1.000%	150	0.786%	(1,130)	(1,018)	(112)	Bank of America
Peoples Republic of China	06/20/19	1.000%	150	0.786%	(1,130)	(945)	(185)	JPMorgan Chase

					$(413,810)	$(332,626)	$(81,184)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2015(5)	Unrealized (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(1):
CDX.NA.IG.25-V1	12/20/20	1.000%	$53,250	$554,438	$307,176	$(247,262)

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2015(5)	Unrealized Depreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(2):
CDX.NA.HY.25-V1	12/20/20	5.000%	38,100	$(119,841)	$(520,840)	$(400,999)

Cash of $7,630,816 has been segregated with Barclays Capital Group to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the particular swap agreement.

(5)	The fair value of credit default swap agreements on corporate and/or sovereign issues and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Credit Suisse First Boston Corp.	01/12/44	2,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	$625	$—	$625
Credit Suisse First Boston Corp.	01/12/44	1,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	315	—	315
Credit Suisse First Boston Corp.	01/12/44	1,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	312	—	312
Credit Suisse First Boston Corp.	01/12/44	1,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	312	—	312

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Credit Suisse First Boston Corp.	01/12/44	1,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	$312	$—	$312
JPMorgan Chase	01/12/44	3,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	938	—	938

				$2,814	$—	$2,814

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stock	$141,923	$—	$—
Asset-Backed Securities
Collateralized Loan Obligations	—	84,715,450	—
Non-Residential Mortgage-Backed Securities	—	16,061,422	—
Residential Mortgage-Backed Securities	—	7,971,144	—
Bank Loans	—	26,962,445	2,326,868
Commercial Mortgage-Backed Securities	—	22,265,523	—
Convertible Bond	—	136,000	—
Corporate Bonds	—	109,169,855	—
Foreign Government Bonds	—	89,676,264	—
Municipal Bonds	—	8,763,721	—
Residential Mortgage-Backed Securities	—	33,320,834	2,741,261
U.S. Government Agency Obligations	—	12,018,442	—
U.S. Treasury Obligations	—	74,603,992	—
Preferred Stocks	3,160,771	—	—
Affiliated Money Market Mutual Fund	49,803,222	—	—
Foreign Treasury Obligations	—	7,745,041	—
Commercial Paper	—	5,994,077	—
Other Financial Instruments*
Futures Contracts	315,002	—	—
OTC Forward Foreign Currency Contracts	—	(892,317)	—
OTC Cross Currency Exchange Contracts	—	190,178	—
OTC interest rate swaps	—	(1,906,875)	—
Centrally cleared interest rate swaps	—	1,106,839	—
OTC credit default swaps	—	(2,075,146)	—
Centrally cleared credit default swaps	—	(648,261)	—
OTC Total Return Swaps	—	2,814	—

Total	$53,420,918	$495,181,442	$5,068,129

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities
Balance as of 12/31/14	$—	$—
Realized gain (loss)	—	157
Change in unrealized appreciation (depreciation)**	(587,477)	(65,877)
Purchases	1,517,755	2,076,377
Sales	—	—
Accrued discount/premium	10,123	11,852
Paydowns	—	(9,780)
Transfers in and/or out of Level 3	1,386,467	728,532

Balance as of 12/31/15	2,326,868	2,741,261

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, ($653,354) was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Bank Loans	$2,326,868	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	2,741,261	Market Approach	Single Broker Indicative Quote

	$5,068,129

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$1,386,467	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Residential Mortgage Backed Securities	$728,532	L2 to L3	Evaluated Bid to Single Broker Indicative Quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Foreign Government Bonds	17.5%
Collateralized Loan Obligations	16.5
U.S. Treasury Obligations	14.5
Affiliated Money Market Mutual Fund (4.3% represents investments purchased with collateral from securities on loan)	9.7
Residential Mortgage-Backed Securities	8.6
Banks	7.4
Commercial Mortgage-Backed Securities	4.3
Media	3.3
Non-Residential Mortgage-Backed Securities	3.1
U.S. Government Agency Obligations	2.3
Telecommunications	1.9
Oil & Gas	1.9
Municipal Bonds	1.7
Containers & Packaging	1.7
Foreign Treasury Obligations	1.5
Commercial Paper	1.2

Software	0.9%
Food Products	0.8
Diversified Financial Services	0.7
Pharmaceuticals	0.7
Retail	0.6
Healthcare-Services	0.6
Foods	0.5
Oil, Gas & Consumable Fuels	0.5
Technology Services	0.5
Airlines	0.4
Agriculture	0.4
Lodging	0.4
Electronic Equipment, Instruments & Components	0.3
Pipelines	0.3
Healthcare Providers & Services	0.3
Textiles, Apparel & Luxury Goods	0.3
Internet	0.3
Electric	0.3
Technology Hardware, Storage & Peripherals	0.2
Oil & Gas Services	0.2
Biotechnology	0.2
Real Estate Investment Trusts (REITs)	0.2
Distribution/Wholesale	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Industry table (con’t)
Packaging & Containers	0.2%
Health Care Providers & Services	0.2
Semiconductor Components	0.1
Metals & Mining	0.1
Multiline Retail	0.1
Diversified Telecommunication Services	0.1
Cable Television	0.1
Entertainment	0.1
Insurance	0.1
Independent Power & Renewable Electricity Producers	0.1

Automobiles	0.1%
Commercial Services & Supplies	0.1
Healthcare	0.1
Computers	0.1

108.5
Liabilities in excess of other assets	(8.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, credit risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$338,430	*	Due from/to broker — variation margin futures	$23,428	*
Interest rate contracts	Due from/to broker — variation margin swaps	4,328,549	*	Due from/to broker — variation margin swaps	3,221,710	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	633,204		Unrealized depreciation on OTC swap agreements	2,537,267
Interest rate contracts	Premiums paid for OTC swap agreements	2		—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	325,895		Unrealized depreciation on OTC cross currency exchange contracts	135,717
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	3,376,204		Unrealized depreciation on OTC forward foreign currency contracts	4,268,521
Credit contracts	Unrealized appreciation on OTC swap agreements	69,437		Unrealized depreciation on OTC swap agreements	199,009
Credit contracts	—	—		Premiums received for OTC swap agreements	1,945,574
Credit contracts	—	—		Due from/to broker — variation margin swaps	648,261	*

Total		$9,071,721			$12,979,487

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$(1,828,401)	$2,671,525	$(8,691,052)	$—	$(7,847,928)
Foreign exchange contracts	—	—	—	20,428,407	20,428,407
Credit contracts	—	—	(1,841,718)	—	(1,841,718)

Total	$(1,828,401)	$2,671,525	$(10,532,770)	$20,428,407	$10,738,761

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward & Cross Currency Contracts(3)	Total
Interest rate contracts	$712,119	$4,174,258	$—	$4,886,377
Foreign exchange contracts	—	—	(8,809,381)	(8,809,381)
Credit contracts	—	(35,919)	—	(35,919)
Equity contracts	—	15,377	—	15,377

Total	$712,119	$4,153,716	$(8,809,381)	$(3,943,546)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Cross Currency Exchange Contracts(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Total Return Swap Agreements(4)
$2,453,900	$48,442,872	$110,938,228	$36,161,461	$200,353,089	$397,899,762	$1,436,349	$107,824	$37,015	$15,720

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$691,552	$(691,552)	$—	$—
Barclays Capital Group	41,307	(41,307)	—	—
BNP Paribas	111,267	(13,446)	—	97,821
Citigroup Global Markets	791,273	(791,273)	—	—
Credit Suisse First Boston Corp.	30,329	(30,329)	—	—
Deutsche Bank AG	418,238	(418,238)	—	—
Hong Kong & Shanghai Bank	648,679	(368,777)	—	279,902
JPMorgan Chase	343,872	(343,872)	—	—
Morgan Stanley	93,909	(93,909)	—	—
RBC Dominion Securities	44,661	(44,661)	—	—
Standard Chartered PLC	106,845	(106,845)	—	—
State Street Bank	98,364	(98,364)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
UBS AG	$312,786	$(312,786)	$—	$—
Westpac Banking Corp.	671,660	(298,959)	—	372,701

	$4,404,742

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(1,809,209)	$691,552	$1,040,000	$(77,657)
Barclays Capital Group	(524,080)	41,307	260,000	(222,773)
BNP Paribas	(13,446)	13,446	—	—
Citigroup Global Markets	(1,374,022)	791,273	—	(582,749)
Credit Suisse First Boston Corp.	(617,958)	30,329	590,000	—
Deutsche Bank AG	(1,084,132)	418,238	830,000	—
Hong Kong & Shanghai Bank	(368,777)	368,777	—	—
JPMorgan Chase	(1,616,442)	343,872	1,300,000	—
Morgan Stanley	(548,008)	93,909	—	(454,099)
RBC Dominion Securities	(171,969)	44,661	—	(127,308)
Standard Chartered PLC	(130,251)	106,845	—	(23,406)
State Street Bank	(194,452)	98,364	—	(96,088)
UBS AG	(334,383)	312,786	—	(21,597)
Westpac Banking Corp.	(298,959)	298,959	—	—

	$(9,086,088)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $21,662,731:
Unaffiliated investments (cost $535,799,248)	$507,775,033
Affiliated investments (cost $49,803,222)	49,803,222
Cash	2,257,673
Foreign currency, at value (cost $1,021,469)	1,003,733
Deposit with Broker for futures and centrally cleared swaps	9,203,826
Cash segregated for Counterparty—OTC	4,020,000
Dividends and interest receivable	3,999,291
Unrealized appreciation on OTC forward foreign currency contracts	3,376,204
Unrealized appreciation on OTC swap agreements	702,641
Receivable for investments sold	520,058
Unrealized appreciation on OTC cross currency exchange contracts	325,895
Receivable for fund share sold	13,109
Premiums paid for OTC swap agreements	2
Prepaid expenses	5,902

Total Assets	583,006,589

LIABILITIES:
Loan payable	25,520,000
Payable to broker for collateral for securities on loan	22,200,471
Payable for investments purchased	10,973,559
Unrealized depreciation on OTC forward foreign currency contracts	4,268,521
Unrealized depreciation on OTC swap agreements	2,736,276
Premiums received for OTC swap agreements	1,945,574
Due to broker—variation margin futures	734,003
Advisory fees payable	174,960
Due to broker—variation margin swaps	170,517
Unrealized depreciation on OTC cross currency exchange contracts	135,717
Accrued expenses and other liabilities	125,760
Payable for fund share repurchased	76,688
Distribution fee payable	14,093
Affiliated transfer agent fee payable	340

Total Liabilities	69,076,479

NET ASSETS	$513,930,110

Net assets were comprised of:
Paid-in capital	$546,002,846
Retained earnings	(32,072,736)

Net assets, December 31, 2015	$513,930,110

Net asset value and redemption price per share, $513,930,110 / 53,829,373 outstanding shares of beneficial interest	$9.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Interest income	$21,701,559
Unaffiliated dividend income (net of $828 foreign withholding tax)	244,676
Affiliated dividend income	59,026
Affiliated income from securities lending, net	37,520

22,042,781

EXPENSES
Advisory fees	5,414,649
Distribution fee	1,139,313
Custodian and accounting fees	341,000
Audit fee	38,000
Trustees’ fees	17,000
Shareholders’ reports	12,000
Legal fees and expenses	10,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Loan interest expense	4,011
Miscellaneous	18,631

Total expenses	7,011,604

NET INVESTMENT INCOME	15,031,177

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(3,786,115)
Futures transactions	2,671,525
Swap agreements transactions	(10,532,770)
Foreign currency transactions	(64,274)

(11,711,634)

Net change in unrealized appreciation (depreciation) on:
Investments	(13,982,061)
Futures	712,119
Swap agreements	4,153,716
Foreign currencies	(8,739,536)

(17,855,762)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(29,567,396)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,536,219)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,031,177	$6,139,818
Net realized loss on investment and foreign currency transactions	(11,711,634)	(11,513,928)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(17,855,762)	(12,162,407)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(14,536,219)	(17,536,517)

FUND SHARE TRANSACTIONS:
Fund share sold [7,972,459 and 82,171,052 shares, respectively]	77,057,273	820,881,851
Fund share repurchased [32,156,813 and 4,157,325 shares, respectively]	(310,637,624)	(41,298,654)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(233,580,351)	779,583,197

TOTAL INCREASE (DECREASE) IN NET ASSETS	(248,116,570)	762,046,680
NET ASSETS:
Beginning of period	762,046,680	—

End of period	$513,930,110	$762,046,680

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST IVY ASSET STRATEGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 79.0%
COMMON STOCKS — 72.2%	Shares	Value (Note 2)
Aerospace & Defense — 1.2%
Lockheed Martin Corp.	1,120	$243,208

Auto Components — 3.2%
Continental AG (Germany)	1,450	350,771
Delphi Automotive PLC (United Kingdom)	3,540	303,484

		654,255

Banks — 8.3%
Citigroup, Inc.	10,420	539,235
Intesa Sanpaolo SpA (Italy)	82,940	275,445
JPMorgan Chase & Co.	6,750	445,703
Mitsubishi UFJ Financial Group, Inc. (Japan)	10,300	63,801
Wells Fargo & Co.	6,410	348,448

		1,672,632

Beverages — 4.2%
Coca-Cola Co. (The)	12,150	521,964
PepsiCo, Inc.	2,620	261,790
SABMiller PLC (United Kingdom)	1,150	68,798

		852,552

Biotechnology — 4.5%
Alexion Pharmaceuticals, Inc.*	1,240	236,530
Amgen, Inc.	2,500	405,825
Biogen, Inc.*	890	272,651

		915,006

Energy Equipment & Services — 1.9%
Halliburton Co.	7,810	265,852
Schlumberger Ltd.	1,600	111,600

		377,452

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	1,160	187,340

Food Products — 3.0%
Kraft Heinz Co. (The)	6,430	467,847
Mead Johnson Nutrition Co.	1,780	140,531

		608,378

Health Care Equipment & Supplies — 0.9%
Medtronic PLC (Ireland)	2,240	172,301

Health Care Providers & Services — 1.0%
Anthem, Inc.	1,460	203,582

Hotels, Restaurants & Leisure — 2.6%
Chipotle Mexican Grill, Inc.*	480	230,328
McDonald’s Corp.	2,520	297,713

		528,041

Insurance — 2.8%
AIA Group Ltd. (Hong Kong)	93,600	559,268

Internet Software & Services — 3.3%
Alibaba Group Holding Ltd. (China), ADR*	3,260	264,940

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Alphabet, Inc.*	530	$412,345

		677,285

IT Services — 5.4%
Alliance Data Systems Corp.*	1,050	290,399
Cognizant Technology Solutions Corp. (Class A Stock)*	7,660	459,753
Visa, Inc. (Class A Stock)	4,400	341,220

		1,091,372

Machinery — 2.2%
FANUC Corp. (Japan)	1,200	206,748
Ingersoll-Rand PLC (Ireland)	4,150	229,453

		436,201

Media — 1.3%
Comcast Corp. (Class A Stock)	4,710	265,785

Oil, Gas & Consumable Fuels — 4.9%
Anadarko Petroleum Corp.	1,610	78,214
Cabot Oil & Gas Corp.	1,170	20,697
EOG Resources, Inc.	2,350	166,357
Noble Energy, Inc.	5,940	195,604
Phillips 66	4,360	356,648
Pioneer Natural Resources Co.	160	20,061
Plains GP Holdings LP	16,230	153,374

		990,955

Pharmaceuticals — 7.3%
Allergan PLC (Ireland)*	1,719	537,187
Bristol-Myers Squibb Co.	3,600	247,644
Pfizer, Inc.	11,970	386,392
Shire PLC (Ireland), ADR	1,160	237,800
Teva Pharmaceutical Industries Ltd. (Israel), ADR	1,030	67,609

		1,476,632

Software — 6.6%
Adobe Systems, Inc.*	4,420	415,215
Intuit, Inc.	3,770	363,805
Microsoft Corp.	10,190	565,341

		1,344,361

Specialty Retail — 4.6%
Home Depot, Inc. (The)	4,190	554,127
L Brands, Inc.	3,880	371,782

		925,909

Tobacco — 2.1%
Philip Morris International, Inc.	4,870	428,122

TOTAL COMMON STOCKS (cost $15,015,312)		14,610,637

	Troy Ounces
BULLION — 2.6%
Gold* (cost $579,874)	500	530,342

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST IVY ASSET STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Bonds
2.875%	08/15/45	239	$232,411
U.S. Treasury Notes
1.625%	07/31/20	191	189,891
2.000%	08/15/25	441	429,602

TOTAL U.S. TREASURY OBLIGATIONS (cost $871,436)			851,904

TOTAL LONG-TERM INVESTMENTS (cost $16,466,622)			15,992,883

		Shares
SHORT-TERM INVESTMENTS — 20.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 20.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $4,141,631)(w) (Note 4)		4,141,631	4,141,631

	Notional Amount (000)#
OPTIONS PURCHASED* — 0.3%
Call Options
Google, Inc.,
expiring 03/18/16, Strike Price $860.00	1	980
Microsoft Corp.,
expiring 02/19/16, Strike Price $57.50	8	9,438

		10,418

Put Options — 0.3%
Amazon.com, Inc.,
expiring 02/19/16, Strike Price $650.00	1	15,006
S&P 500 Index,
expiring 01/08/16, Strike Price $2,000.00	1	7,000
expiring 01/15/16, Strike Price $1,975.00	1	8,100
expiring 02/19/16, Strike Price $1,950.00	1	20,880

		50,986

TOTAL OPTIONS PURCHASED (cost $107,440)		61,404

TOTAL SHORT-TERM INVESTMENTS (cost $4,249,071)		4,203,035

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 99.8% (cost $20,715,693)		20,195,918

	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* — (0.1)%
Call Options
Microsoft Corp.,
expiring 02/19/16, Strike Price $62.50	8	$(1,716)

Put Options — (0.1)%
Amazon.com, Inc.,
expiring 02/19/16, Strike Price $600.00	1	(14,088)
Google, Inc.,
expiring 03/18/16, Strike Price $710.00	1	(1,269)
Microsoft Corp.,
expiring 02/19/16, Strike Price $50.00	3	(1,560)
S&P 500 Index,
expiring 01/08/16, Strike Price $1,800.00	1	(300)
expiring 02/19/16, Strike Price $1,700.00	1	(3,150)

		(20,367)

TOTAL OPTIONS WRITTEN (premiums received $39,078)		(22,083)

TOTAL INVESTMENTS — 99.7% (cost $20,676,615)		20,173,835
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		65,932

NET ASSETS — 100.0%		$20,239,767

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST IVY ASSET STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$243,208	$—	$—
Auto Components	303,484	350,771	—
Banks	1,333,386	339,246	—
Beverages	783,754	68,798	—
Biotechnology	915,006	—	—
Energy Equipment & Services	377,452	—	—
Food & Staples Retailing	187,340	—	—
Food Products	608,378	—	—
Health Care Equipment & Supplies	172,301	—	—
Health Care Providers & Services	203,582	—	—
Hotels, Restaurants & Leisure	528,041	—	—
Insurance	—	559,268	—
Internet Software & Services	677,285	—	—
IT Services	1,091,372	—	—
Machinery	229,453	206,748	—
Media	265,785	—	—
Oil, Gas & Consumable Fuels	990,955	—	—
Pharmaceuticals	1,476,632	—	—
Software	1,344,361	—	—
Specialty Retail	925,909	—	—
Tobacco	428,122	—	—
Bullion	530,342	—	—
U.S. Treasury Obligations	—	851,904	—
Affiliated Money Market Mutual Fund	4,141,631	—	—
Options Purchased	61,404	—	—
Options Written	(22,083)	—	—

Total	$17,797,100	$2,376,735	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund	20.5%
Banks	8.3
Pharmaceuticals	7.3
Software	6.6
IT Services	5.4
Oil, Gas & Consumable Fuels	4.9
Specialty Retail	4.6
Biotechnology	4.5
Beverages	4.2
U.S. Treasury Obligations	4.2
Internet Software & Services	3.3
Auto Components	3.2
Food Products	3.0
Insurance	2.8
Bullion	2.6
Hotels, Restaurants & Leisure	2.6

Machinery	2.2%
Tobacco	2.1
Energy Equipment & Services	1.9
Media	1.3
Aerospace & Defense	1.2
Health Care Providers & Services	1.0
Food & Staples Retailing	0.9
Health Care Equipment & Supplies	0.9
Options Purchased	0.3
Options Written	(0.1)

99.7
Other assets in excess of other liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST IVY ASSET STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$61,404	Options written outstanding, at value	$22,083

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Swaps	Total
Equity contracts	$(253,378)	$41,504	$(40,494)	$(252,368)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Total
Equity contracts	$(46,036)	$16,995	$(29,041)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)
$74,142	$12

(1)	Cost.

(2)	Notional Amount in USD (000).

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST IVY ASSET STRATEGY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $16,574,062)	$16,054,287
Affiliated investments (cost $4,141,631)	4,141,631
Receivable for investments sold	103,912
Dividends and interest receivable	21,728
Receivable for fund share sold	13,996
Tax reclaim receivable	176
Prepaid expenses	479

Total Assets	20,336,209

LIABILITIES:
Accrued expenses and other liabilities	63,894
Options written outstanding, at value (premiums received $39,078)	22,083
Advisory fees payable	9,538
Distribution fee payable	571
Affiliated transfer agent fee payable	340
Payable for investments purchased	16

Total Liabilities	96,442

NET ASSETS	$20,239,767

Net assets were comprised of:
Paid-in capital	$21,935,485
Retained earnings	(1,695,718)

Net assets, December 31, 2015	$20,239,767

Net asset value and redemption price per share, $20,239,767 / 2,209,059 outstanding shares of beneficial interest	$9.16

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through December 31, 2015

INCOME
Unaffiliated dividend income (net of $908 foreign with holding tax)	$124,916
Interest income	6,819
Affiliated dividend income	4,057

135,792

EXPENSES
Advisory fees	81,004
Distribution fee	22,754
Audit fee	40,000
Custodian and accounting fees	24,000
Legal fees and expenses	9,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Shareholders’ reports	3,000
Miscellaneous	5,152

Total expenses	194,910
Less: advisory fee waivers and/or expense reimbursement	(84,781)

Net expenses	110,129

NET INVESTMENT INCOME	25,663

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(1,211,303)
Options written transactions	41,504
Swap agreements transactions	(40,494)
Foreign currency transactions	(8,246)

(1,218,539)

Net change in unrealized appreciation (depreciation) on:
Investments	(519,775)
Options written	16,995
Foreign currencies	(62)

(502,842)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(1,721,381)

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(1,695,718)

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$25,663
Net realized loss on investment and foreign currency transactions	(1,218,539)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(502,842)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(1,695,718)

FUND SHARE TRANSACTIONS:
Fund share sold [2,213,873 shares]	21,978,783
Fund share repurchased [4,814 shares]	(43,298)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	21,935,485

TOTAL INCREASE IN NET ASSETS	20,239,767
NET ASSETS:
Beginning of period	—

End of period	$20,239,767

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 96.6%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 9.0%
APA Group	26,146	$164,520
APA Group, 144A(g)	3,506	22,061
Spotless Group Holdings Ltd.	43,228	33,871
Sydney Airport	48,381	222,664
Transurban Group	24,524	185,891
Transurban Group, 144A(g)	2,397	18,169

		647,176

Canada — 1.8%
Canadian Pacific Railway Ltd.	436	55,687
Enbridge, Inc.	2,152	71,425

		127,112

China — 0.8%
Guangdong Investment Ltd.	41,309	58,338

France — 11.7%
Aeroports de Paris	1,348	156,866
Eiffage SA	2,467	159,438
Groupe Eurotunnel SE	23,180	288,386
Suez Environnement Co.	3,949	73,860
Veolia Environnement SA	6,771	160,648

		839,198

Hong Kong — 1.4%
HKBN Ltd.	78,129	100,532

Italy — 10.5%
Atlantia SpA	10,715	283,504
Enel SpA	24,496	102,720
Infrastrutture Wireless Italiane SpA*	13,336	72,716
Infrastrutture Wireless Italiane SpA, 144A*(g)	5,610	30,589
Snam SpA	34,167	178,316
Telecom Italia SpA*	67,604	85,676

		753,521

Japan — 3.0%
East Japan Railway Co.	2,241	211,026

Mexico — 7.3%
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	22,013	194,208
Infraestructura Energetica Nova SAB de CV	37,742	158,418
Promotora y Operadora de Infraestructura SAB de CV*	14,620	171,976

		524,602

New Zealand — 1.0%
Contact Energy Ltd.	22,898	74,113

Spain — 8.0%
Abengoa Yield PLC	4,560	87,962
Cellnex Telecom SAU	5,560	103,955
Cellnex Telecom SAU, 144A(g)	1,906	35,637
Endesa SA	2,052	41,224
Ferrovial SA	13,397	302,951

		571,729

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland — 2.3%
Flughafen Zuerich AG	216	$162,067

United States — 39.8%
American Electric Power Co., Inc.	1,360	79,247
American Tower Corp., REIT	1,764	171,020
American Water Works Co., Inc.	2,036	121,651
Calpine Corp.*	2,352	34,033
Cheniere Energy Partners LP Holdings LLC	4,902	85,295
Columbia Pipeline Group, Inc.	3,960	79,200
Comcast Corp. (Class A Stock)	1,856	104,734
Crown Castle International Corp., REIT	1,904	164,601
CyrusOne, Inc., REIT	4,448	166,578
Digital Realty Trust, Inc., REIT	1,632	123,412
Dominion Resources, Inc.	1,384	93,614
Edison International	3,032	179,525
Energy Transfer Equity LP, MLP	3,813	52,391
Energy Transfer Partners LP, MLP	1,393	46,986
EQT GP Holdings LP	1,740	36,122
InfraREIT, Inc., REIT	4,111	76,054
NextEra Energy, Inc.	2,335	242,583
NiSource, Inc.	6,630	129,351
Norfolk Southern Corp.	772	65,303
NRG Yield, Inc. (Class A Stock)	2,661	37,015
NRG Yield, Inc. (Class C Stock)	3,365	49,667
PG&E Corp.	4,352	231,483
SBA Communications Corp. (Class A Stock)*	1,405	147,623
Sempra Energy	1,924	180,875
Time Warner Cable, Inc.	847	157,195

		2,855,558

TOTAL LONG-TERM INVESTMENTS (cost $7,119,293)		6,924,972

SHORT-TERM INVESTMENT — 3.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $281,758)(w) (Note 4)	281,758	281,758

TOTAL INVESTMENTS — 100.5% (cost $7,401,051)		7,206,730
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(38,171)

NET ASSETS — 100.0%		$7,168,559

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$647,176	$—
Canada	127,112	—	—
China	—	58,338	—
France	—	839,198	—
Hong Kong	—	100,532	—
Italy	—	753,521	—
Japan	—	211,026	—
Mexico	524,602	—	—
New Zealand	—	74,113	—
Spain	87,962	483,767	—
Switzerland	—	162,067	—
United States	2,855,558	—	—
Affiliated Money Market Mutual Fund	281,758	—	—

Total	$3,876,992	$3,329,738	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Transportation Infrastructure	21.1%
Multi-Utilities	12.1
Electric Utilities	10.0
Real Estate Investment Trusts (REITs)	9.8
Construction & Engineering	8.8
Gas Utilities	7.3
Diversified Telecommunication Services	6.0
Oil, Gas & Consumable Fuels	5.2

Road & Rail	4.6%
Affiliated Money Market Mutual Fund	3.9
Media	3.7
Independent Power & Renewable Electricity Producers	2.9
Water Utilities	2.5
Wireless Telecommunication Services	2.1
Commercial Services & Supplies	0.5

100.5
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $7,119,293)	$6,924,972
Affiliated investments (cost $281,758)	281,758
Dividends receivable	21,808
Receivable for fund share sold	8,657
Tax reclaim receivable	3,868
Receivable from affiliate	1,574
Prepaid expenses	480

Total Assets	7,243,117

LIABILITIES:
Accrued expenses and other liabilities	44,211
Payable to custodian	14,794
Payable for investments purchased	11,926
Advisory fees payable	1,836
Payable for fund share repurchased	1,249
Affiliated transfer agent fee payable	340
Distribution fee payable	202

Total Liabilities	74,558

NET ASSETS	$7,168,559

Net assets were comprised of:
Paid-in capital	$7,789,596
Retained earnings	(621,037)

Net assets, December 31, 2015	$7,168,559

Net asset value and redemption price per share, $7,168,559 / 764,771 outstanding shares of beneficial interest	$9.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $11,594, includes $1,485 reimbursable by an affiliate)	$159,783
Affiliated dividend income	510

160,293

EXPENSES
Advisory fees	64,569
Distribution fee	12,648
Custodian and accounting fees	61,000
Audit fee	28,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	4,000
Insurance expenses	1,000
Miscellaneous	12,306

Total expenses	211,523
Less: advisory fee waivers and/or expense reimbursement	(121,943)

Net expenses	89,580

NET INVESTMENT INCOME	70,713

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(501,390)
Foreign currency transactions	(2,241)

(503,631)

Net change in unrealized appreciation (depreciation) on:
Investments	(407,505)
Foreign currencies	(269)

(407,774)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(911,405)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(840,692)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$70,713	$44,238
Net realized loss on investment and foreign currency transactions	(503,631)	(37,511)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(407,774)	212,928

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(840,692)	219,655

FUND SHARE TRANSACTIONS:
Fund share sold [320,304 and 600,076 shares, respectively]	3,289,612	6,053,367
Fund share repurchased [154,037 and 1,572 shares, respectively]	(1,537,002)	(16,381)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,752,610	6,036,986

TOTAL INCREASE IN NET ASSETS	911,918	6,256,641
NET ASSETS:
Beginning of period	6,256,641	—

End of period	$7,168,559	$6,256,641

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST MANAGED ALTERNATIVES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.9%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST FQ Absolute Return Currency Portfolio*	17,091	$157,070
AST Goldman Sachs Strategic Income Portfolio*	46,009	439,388
AST Morgan Stanley Multi-Asset Portfolio*	33,320	315,211
AST Neuberger Berman Long-Short Portfolio*	49,144	470,312
AST Wellington Real Total Return Portfolio*	16,692	157,241

TOTAL LONG-TERM INVESTMENTS (cost $1,553,600)(w)		1,539,222

SHORT-TERM INVESTMENT — 5.7%
AFFILIATED MONEY MARKET MUTUAL FUND	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $89,353)(w)(Note 4)	89,353	$89,353

TOTAL INVESTMENTS — 103.6% (cost $1,642,953)		1,628,575
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.6)%		(55,923)

NET ASSETS — 100.0%		$1,572,652

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Affiliated Mutual Funds	$1,539,222	$—	$—
Affiliated Money Market Mutual Fund	89,353	—	—

Total	$1,628,575	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type
Core Bonds	87.9%
Sector	10.0
Affiliated Money Market Mutual Fund	5.7

103.6
Liabilities in excess of other assets	(3.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST MANAGED ALTERNATIVES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $1,642,953)	$1,628,575
Receivable for fund share sold	1,538
Receivable from Advisor	1,059
Dividends receivable	20
Prepaid expenses	481

Total Assets	1,631,673

LIABILITIES:
Accrued expenses and other liabilities	41,845
Payable for investments purchased	16,802
Affiliated transfer agent fee payable	340
Payable for fund share repurchased	34

Total Liabilities	59,021

NET ASSETS	$1,572,652

Net assets were comprised of:
Paid-in capital	$1,587,534
Retained earnings	(14,882)

Net assets, December 31, 2015	$1,572,652

Net asset value and redemption price per share, $1,572,652 / 162,387 outstanding shares of beneficial interest	$9.68

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through December 31, 2015

INCOME
Affiliated dividend income	$45

EXPENSES
Advisory fees	333
Audit fee	24,000
Custodian and accounting fees	17,000
Legal fees and expenses	9,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Shareholders’ reports	3,000
Miscellaneous	3,913

Total expenses	67,246
Less: advisory fee waivers and/or expense reimbursement	(66,697)

Net expenses	549

NET INVESTMENT LOSS	(504)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net change in unrealized appreciation (depreciation) on affiliated investments	(14,378)

NET LOSS ON INVESTMENTS	(14,378)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,882)

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(504)
Net change in unrealized appreciation (depreciation) on investments	(14,378)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(14,882)

FUND SHARE TRANSACTIONS:
Fund share sold [164,737 shares]	1,610,232
Fund share repurchased [2,350 shares]	(22,698)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,587,534

TOTAL INCREASE IN NET ASSETS	1,572,652
NET ASSETS:
Beginning of period	—

End of period	$1,572,652

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST MANAGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 95.7%
AFFILIATED MUTUAL FUNDS — 90.6%	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	100,334	$840,802
AST Global Real Estate Portfolio*	18,486	207,044
AST Goldman Sachs Mid-Cap Growth Portfolio*	106,697	778,888
AST International Growth Portfolio*	134,618	1,852,342
AST International Value Portfolio*	107,801	1,860,645
AST Large-Cap Value Portfolio*	54,634	1,138,027
AST MFS Global Equity Portfolio*	34,470	533,247
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	30,068	780,263
AST QMA US Equity Alpha Portfolio*	44,571	969,859
AST Small-Cap Growth Portfolio*	7,320	234,613
AST Small-Cap Value Portfolio*	11,214	231,568
AST T. Rowe Price Large-Cap Growth Portfolio*	46,336	1,133,854

TOTAL AFFILIATED MUTUAL FUNDS (cost $10,878,775)(w)		10,561,152

EXCHANGE TRADED FUNDS — 5.1%
iShares Currency Hedged MSCI Japan ETF	11,120	318,921
PowerShares Preferred Portfolio	5,500	82,225
SPDR S&P 500 ETF Trust	400	81,556
SPDR S&P Bank ETF	1,200	40,584
SPDR S&P Insurance ETF	600	41,700
Vanguard Information Technology ETF	300	32,487

TOTAL EXCHANGE TRADED FUNDS (cost $616,656)		597,473

TOTAL LONG-TERM INVESTMENTS (cost $11,495,431)		11,158,625

SHORT-TERM INVESTMENTS — 3.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 3.6%		Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $417,679)(w)(Note 4)		417,679	$417,679

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills (cost $24,991)
0.210%	03/03/16	25	24,996

TOTAL SHORT-TERM INVESTMENTS (cost $442,670)			442,675

TOTAL INVESTMENTS — 99.5% (cost $11,938,101)			11,601,300
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.5%			60,312

NET ASSETS — 100.0%			$11,661,612

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Long Position:
4	Euro STOXX 50 Index	Mar. 2016	$137,866	$142,669	$4,803

(1)	U.S. Treasury Securities with a market value of $24,996 has been segregated to cover requirement for open futures contracts as of December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$10,561,152	$—	$—
Exchange Traded Funds	597,473	—	—
U.S. Treasury Obligation	—	24,996	—

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST MANAGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Affiliated Money Market Mutual Fund	$417,679	$—	$—
Other Financial Instruments*
Futures Contracts	4,803	—	—

Total	$11,581,107	$24,996	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type
Large/Mid-Cap Value	24.8%
International Growth	20.4
Large/Mid-Cap Growth	16.4
International Value	16.0
Emerging Markets	7.2
Exchange Traded Funds	5.1
Affiliated Money Market Mutual Fund	3.6
Small-Cap Growth	2.0
Small-Cap Value	2.0
Sector	1.8
U.S. Government Obligation	0.2

99.5
Liabilities in excess of other assets	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST MANAGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$4,803	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(13,788)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,803

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long position was $129,002.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST MANAGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $11,296,454)	$10,978,831
Unaffiliated investments (cost $641,647)	622,469
Foreign currency, at value (cost $44)	44
Receivable for fund share sold	87,207
Dividends receivable	2,597
Receivable from advisor	479
Prepaid expenses	479

Total Assets	11,692,106

LIABILITIES:
Accrued expenses and other liabilities	30,110
Affiliated transfer agent fee payable	340
Due to broker—variation margin futures	44

Total Liabilities	30,494

NET ASSETS	$11,661,612

Net assets were comprised of:
Paid-in capital	$12,021,160
Retained earnings	(359,548)

Net assets, December 31, 2015	$11,661,612

Net asset value and redemption price per share, $11,661,612 / 1,145,978 outstanding shares of beneficial interest	$10.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$12,193
Affiliated dividend income	442

12,635

EXPENSES
Advisory fees	11,166
Custodian and accounting fees	34,000
Audit fee	24,000
Legal fees and expenses	11,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	2,000
Insurance expenses	1,000
Loan interest expense	19
Miscellaneous	5,999

Total expenses	107,184
Less: advisory fee waivers and/or expense reimbursement	(89,568)

Net expenses	17,616

NET INVESTMENT LOSS	(4,981)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $10,313)	(11,081)
Futures transactions	(13,788)
Foreign currency transactions	313

(24,556)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(330,070))	(349,248)
Futures	4,803

(344,445)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(369,001)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(373,982)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(4,981)	$(1,081)
Net realized gain (loss) on investment and foreign currency transactions	(24,556)	3,068
Net change in unrealized appreciation (depreciation) on investments	(344,445)	12,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(373,982)	14,434

FUND SHARE TRANSACTIONS:
Fund share sold [1,176,829 and 292,549 shares, respectively]	12,382,321	3,006,361
Fund share repurchased [312,728 and 10,672 shares, respectively]	(3,257,400)	(110,122)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	9,124,921	2,896,239

TOTAL INCREASE IN NET ASSETS	8,750,939	2,910,673
NET ASSETS:
Beginning of period	2,910,673	—

End of period	$11,661,612	$2,910,673

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST MANAGED FIXED-INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 98.8%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST BlackRock Low Duration Bond Portfolio*	89,625	$931,208
AST Goldman Sachs Strategic Income Portfolio*	96,655	923,057
AST High Yield Portfolio*	109,929	892,626
AST Lord Abbett Core Fixed Income Portfolio*	339,462	4,046,386
AST Prudential Core Bond Portfolio*	844,441	9,432,409
AST Wellington Management Global Bond Portfolio*	107,649	1,090,489
AST Western Asset Emerging Markets Debt Portfolio*	56,874	536,325

TOTAL LONG-TERM INVESTMENTS (cost $18,061,730)(w)		17,852,500

SHORT-TERM INVESTMENT — 1.3%
AFFILIATED MONEY MARKET MUTUAL FUND	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $243,324)(w)(Note 4)	243,324	$243,324

TOTAL INVESTMENTS — 100.1% (cost $18,305,054)		18,095,824
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(21,054)

NET ASSETS — 100.0%		$18,074,770

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$17,852,500	$—	$—
Affiliated Money Market Mutual Fund	243,324	—	—

Total	$18,095,824	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Investment Type
Core Bonds	84.8%
Global Bonds	6.0
High Yield	5.0
Emerging Markets	3.0
Affiliated Money Market Mutual Fund	1.3

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST MANAGED FIXED-INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $18,305,054)	$18,095,824
Receivable for fund share sold	23,466
Dividends receivable	44
Prepaid expenses	479

Total Assets	18,119,813

LIABILITIES:
Accrued expenses and other liabilities	32,571
Payable for investments purchased	11,614
Advisory fees payable	518
Affiliated transfer agent fee payable	340

Total Liabilities	45,043

NET ASSETS	$18,074,770

Net assets were comprised of:
Paid-in capital	$18,419,597
Retained earnings	(344,827)

Net assets, December 31, 2015	$18,074,770

Net asset value and redemption price per share, $18,074,770 / 1,823,928 outstanding shares of beneficial interest	$9.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Affiliated dividend income	$193

EXPENSES
Advisory fees	19,943
Custodian and accounting fees	30,000
Audit fee	23,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	2,000
Insurance expenses	1,000
Loan interest expense	55
Miscellaneous	5,745

Total expenses	108,743
Less: advisory fee waivers and/or expense reimbursement	(43,401)

Net expenses	65,342

NET INVESTMENT LOSS	(65,149)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on affiliated investment transactions	(53,188)
Net change in unrealized appreciation (depreciation) on affiliated investments	(197,011)

NET LOSS ON INVESTMENTS	(250,199)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(315,348)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(65,149)	$(7,380)
Net realized loss on investment transactions	(53,188)	(9,880)
Net change in unrealized appreciation (depreciation) on investments	(197,011)	(12,219)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(315,348)	(29,479)

FUND SHARE TRANSACTIONS:
Fund share sold [1,737,327 and 599,117 shares, respectively]	17,484,063	6,065,014
Fund share repurchased [473,080 and 39,436 shares, respectively]	(4,730,227)	(399,253)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	12,753,836	5,665,761

TOTAL INCREASE IN NET ASSETS	12,438,488	5,636,282
NET ASSETS:
Beginning of period	5,636,282	—

End of period	$18,074,770	$5,636,282

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 67.5%
COMMON STOCKS — 31.4%	Shares	Value (Note 2)
Aerospace & Defense — 0.5%
Airbus Group SE (France)	694	$46,767
Safran SA (France)	411	28,237

		75,004

Air Freight & Logistics — 0.2%
Deutsche Post AG (Germany)	1,145	32,012

Airlines — 0.4%
International Consolidated Airlines Group SA (United Kingdom)	6,326	56,701

Auto Components
Cie Generale des Etablissements Michelin (France) (Class B Stock)	6	571

Automobiles — 2.2%
Bayerische Motoren Werke AG (Germany)	415	43,721
Brilliance China Automotive Holdings Ltd. (China)	12,000	15,009
BYD Co. Ltd. (China) (Class H Stock)*	6,000	32,729
Daimler AG (Germany)	1,255	104,861
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	26,000	34,443
Fiat Chrysler Automobiles NV (United Kingdom)*	93	1,292
Geely Automobile Holdings Ltd. (China)	60,000	31,704
Great Wall Motor Co. Ltd. (China) (Class H Stock)	42,500	49,089
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	22,000	19,546
Renault SA (France)	1	100

		332,494

Banks — 3.0%
Banco Bilbao Vizcaya Argentaria SA (Spain)	7,651	55,905
Banco Santander SA (Spain)	17,407	85,632
BNP Paribas SA (France)	1,349	76,323
Danske Bank A/S (Denmark)	92	2,469
ING Groep NV (Netherlands), CVA	4,632	62,671
Intesa Sanpaolo SpA (Italy)	18,327	60,864
KBC Groep NV (Belgium)	16	1,000
Nordea Bank AB (Sweden)	276	3,028
Societe Generale SA (France)	982	45,253
Svenska Handelsbanken AB (Sweden) (Class A Stock)	170	2,258
Swedbank AB (Sweden) (Class A Stock)	111	2,445
UniCredit SpA (Italy)	7,688	42,505

		440,353

Beverages — 1.2%
Anheuser-Busch InBev SA NV (Belgium)	922	114,741
Coca-Cola Co. (The)	750	32,220
Coca-Cola Enterprises, Inc.	10	492
Constellation Brands, Inc. (Class A Stock)	10	1,424
Dr. Pepper Snapple Group, Inc.	10	932
Molson Coors Brewing Co. (Class B Stock)	10	939
Monster Beverage Corp.*	10	1,490
PepsiCo, Inc.	260	25,979
Pernod Ricard SA (France)	7	798

		179,015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology — 0.4%
AbbVie, Inc.	270	$15,995
Alexion Pharmaceuticals, Inc.*	10	1,907
Amgen, Inc.	30	4,870
Baxalta, Inc.	20	781
Biogen Idec, Inc.*	10	3,063
Celgene Corp.*	30	3,593
Gilead Sciences, Inc.	260	26,309
Vertex Pharmaceuticals, Inc.*	10	1,258

		57,776

Building Products — 0.6%
Cie de Saint-Gobain (France)	1,975	85,588

Capital Markets — 0.7%
Credit Suisse Group AG (Switzerland)*	146	3,145
Deutsche Bank AG (Germany)	1,667	40,483
Mediobanca SpA (Italy)	5,178	49,637
UBS Group AG (Switzerland)	299	5,800

		99,065

Chemicals — 0.9%
Air Liquide SA (France)	408	45,805
Akzo Nobel NV (Netherlands)	9	601
BASF SE (Germany)	1,089	82,958
Givaudan SA (Switzerland)*	3	5,445
Linde AG (Germany)	17	2,456

		137,265

Communications Equipment — 0.2%
Alcatel-Lucent (France)*	144	569
Nokia OYJ (Finland)	4,582	32,416
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	253	2,439

		35,424

Construction & Engineering — 1.0%
Bouygues SA (France)	1,211	48,017
Ferrovial SA (Spain)	22	497
Vinci SA (France)	1,596	102,296

		150,810

Construction Materials — 0.3%
CRH PLC (Ireland), (BATS)	1,461	42,299
CRH PLC (Ireland), (Chi-X)	59	1,702
LafargeHolcim Ltd. (Switzerland)*	47	2,354

		46,355

Diversified Financial Services — 0.4%
Deutsche Boerse AG (Germany)	677	59,509
London Stock Exchange Group PLC (United Kingdom)	12	485

		59,994

Diversified Telecommunication Services — 1.7%
AT&T, Inc.	1,250	43,013
CenturyLink, Inc.	20	503
Deutsche Telekom AG (Germany)	4,030	72,382
Frontier Communications Corp.	50	234
Level 3 Communications, Inc.*	10	544
Orange SA (France)	2,433	40,694
Telecom Italia SpA (Italy)*	1,685	2,135

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Telefonica SA (Spain)	5,283	$58,610
Telenor ASA (Norway)	110	1,834
Verizon Communications, Inc.	770	35,589

		255,538

Electric Utilities — 0.8%
American Electric Power Co., Inc.	20	1,165
Duke Energy Corp.	30	2,142
Edison International	10	592
Enel SpA (Italy)	9,072	38,042
Entergy Corp.	10	684
Eversource Energy	10	511
Exelon Corp.	240	6,665
FirstEnergy Corp.	20	635
Iberdrola SA (Spain)	6,941	49,205
NextEra Energy, Inc.	20	2,078
Pepco Holdings, Inc.	10	260
PPL Corp.	30	1,024
Southern Co. (The)	230	10,762
Xcel Energy, Inc.	20	718

		114,483

Electrical Equipment — 0.3%
Schneider Electric SE (France)	708	40,217
Vestas Wind Systems A/S (Denmark)	24	1,676

		41,893

Energy Equipment & Services
Technip SA (France)	3	149

Food & Staples Retailing — 0.5%
Carrefour SA (France)	660	19,047
Costco Wholesale Corp.	20	3,230
CVS Health Corp.	240	23,465
Koninklijke Ahold NV (Netherlands)	12	253
Kroger Co. (The)	40	1,673
Sysco Corp.	20	820
Walgreens Boots Alliance, Inc.	30	2,555
Wal-Mart Stores, Inc.	260	15,938
Whole Foods Market, Inc.	10	335

		67,316

Food Products — 0.5%
Archer-Daniels-Midland Co.	20	734
Campbell Soup Co.	10	526
ConAgra Foods, Inc.	20	843
Danone SA (France)	733	49,532
General Mills, Inc.	20	1,153
Hershey Co. (The)	10	893
Hormel Foods Corp.	10	791
Kellogg Co.	10	723
Kraft Heinz Co. (The)	20	1,455
Mead Johnson Nutrition Co.	10	790
Mondelez International, Inc. (Class A Stock)	260	11,658
Tyson Foods, Inc. (Class A Stock)	10	533

		69,631

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories	260	11,677
Baxter International, Inc.	20	763
Becton, Dickinson and Co.	10	1,541

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Boston Scientific Corp.*	260	$4,794
DENTSPLY International, Inc.	10	609
Edwards Lifesciences Corp.*	10	790
Essilor International SA (France)	257	32,032
Medtronic PLC	260	19,999
St. Jude Medical, Inc.	10	618
Stryker Corp.	10	929
Zimmer Biomet Holdings, Inc.	10	1,026

		74,778

Health Care Providers & Services — 0.5%
Aetna, Inc.	10	1,081
AmerisourceBergen Corp.	10	1,037
Anthem, Inc.	10	1,394
Cardinal Health, Inc.	10	893
CIGNA Corp.	10	1,463
DaVita HealthCare Partners, Inc.*	10	697
Express Scripts Holding Co.*	230	20,104
Fresenius Medical Care AG & Co. KGaA (Germany)	27	2,269
Fresenius SE & Co. KGaA (Germany)	518	36,898
HCA Holdings, Inc.*	10	676
Humana, Inc.	10	1,785
McKesson Corp.	10	1,972
Quest Diagnostics, Inc.	10	711
UnitedHealth Group, Inc.	40	4,706

		75,686

Health Care Technology
Cerner Corp.*	10	602

Hotels, Restaurants & Leisure — 0.3%
Accor SA (France)	1,016	44,003

Household Products — 0.3%
Clorox Co. (The)	10	1,268
Colgate-Palmolive Co.	40	2,665
Kimberly-Clark Corp.	10	1,273
Procter & Gamble Co. (The)	510	40,499
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	60	1,739

		47,444

Independent Power & Renewable Electricity Producers
AES Corp. (The)	30	287
NRG Energy, Inc.	10	118

		405

Industrial Conglomerates — 0.8%
Koninklijke Philips NV (Netherlands)	1,141	29,123
Siemens AG (Germany)	987	95,489

		124,612

Insurance — 1.7%
Allianz SE (Germany)	570	100,479
Assicurazioni Generali SpA (Italy)	1,750	31,967
Aviva PLC (United Kingdom)	102	774
AXA SA (France)	2,513	68,665
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	190	37,855
Prudential PLC (United Kingdom)	18	406

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Sampo OYJ (Finland) (Class A Stock)	62	$3,149
Swiss Re AG (Switzerland)	34	3,321
Zurich Insurance Group AG (Switzerland)*	17	4,367

		250,983

IT Services — 0.7%
Amadeus IT Holding SA (Spain) (Class A Stock)	11	485
Atos SE (France)	390	32,742
Cap Gemini SA (France)	740	68,662

		101,889

Life Sciences Tools & Services
Agilent Technologies, Inc.	10	418
Illumina, Inc.*	10	1,919
Thermo Fisher Scientific, Inc.	20	2,837

		5,174

Machinery
Volvo AB (Sweden) (Class B Stock)	164	1,521

Marine
A.P. Moller-Maersk A/S (Denmark) (Class A Stock)	1	1,288

Media — 0.4%
Altice NV (Netherlands) (Class A Stock)*	3	43
ProSiebenSat.1 Media SE (Germany)	655	33,046
Vivendi SA (France)	1,400	30,068

		63,157

Metals & Mining — 1.6%
Agnico Eagle Mines Ltd. (Canada)	400	10,512
Alacer Gold Corp.*	800	1,428
Alamos Gold, Inc. (Canada) (Class A Stock)	1,000	3,290
AngloGold Ashanti Ltd. (South Africa), ADR*	1,600	11,360
B2Gold Corp. (Canada)*	1,400	1,428
Barrick Gold Corp. (Canada)	2,300	16,974
Centerra Gold, Inc. (Canada)	1,000	4,763
Cia de Minas Buenaventura SAA (Peru), ADR*	1,200	5,136
Coeur Mining, Inc.*	600	1,488
Detour Gold Corp. (Canada)*	600	6,248
Eldorado Gold Corp. (Canada)	2,300	6,831
Evolution Mining Ltd. (Australia)	4,069	4,135
Franco-Nevada Corp. (Canada)	400	18,300
Gold Fields Ltd. (South Africa), ADR	3,100	8,587
Goldcorp, Inc. (Canada)	1,200	13,872
G-Resources Group Ltd. (Hong Kong)	18,000	427
Harmony Gold Mining Co. Ltd. (South Africa), ADR*	600	557
Hecla Mining Co.	1,600	3,024
IAMGOLD Corp. (Canada)*	1,400	1,988
Kinross Gold Corp. (Canada)*	4,700	8,554
New Gold, Inc. (Canada)*	1,900	4,408
Newcrest Mining Ltd. (Australia)*	1,852	17,524
Newmont Mining Corp.	1,000	17,990
Northern Star Resources Ltd. (Australia)	2,772	5,637
OceanaGold Corp. (Australia)	379	739
Osisko Gold Royalties Ltd. (Canada)	200	1,976
Pan American Silver Corp. (Canada)	600	3,900

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Primero Mining Corp. (Canada)*	600	$1,368
Royal Gold, Inc.	200	7,294
SEMAFO, Inc. (Canada)*	1,200	3,044
Sibanye Gold Ltd. (South Africa), ADR	1,000	6,090
Silver Wheaton Corp. (Canada)	1,000	12,420
Tahoe Resources, Inc.	800	6,936
Yamana Gold, Inc. (Canada)	2,900	5,394
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	2,000	1,133
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	24,000	6,283

		231,038

Multi-Utilities — 0.5%
Ameren Corp.	10	432
CenterPoint Energy, Inc.	20	367
CMS Energy Corp.	10	361
Consolidated Edison, Inc.	10	643
Dominion Resources, Inc.	20	1,353
DTE Energy Co.	10	802
E.ON SE (Germany)	2,534	24,332
Engie SA (France)	1,965	34,807
NiSource, Inc.	10	195
PG&E Corp.	20	1,064
Public Service Enterprise Group, Inc.	20	774
SCANA Corp.	10	605
Sempra Energy	10	940
TECO Energy, Inc.	10	267
WEC Energy Group, Inc.	10	513

		67,455

Oil, Gas & Consumable Fuels — 1.2%
Eni SpA (Italy)	3,375	50,147
Repsol SA (Spain)	14	154
Statoil ASA (Norway)	116	1,618
Total SA (France)	2,833	127,008

		178,927

Personal Products — 0.9%
Estee Lauder Cos., Inc. (The) (Class A Stock)	10	881
L’Oreal SA (France)	293	49,284
Unilever NV (United Kingdom), CVA	1,868	81,416

		131,581

Pharmaceuticals — 2.7%
Allergan PLC*	20	6,250
Bayer AG (Germany)	1,042	130,136
Bristol-Myers Squibb Co.	270	18,573
Eli Lilly & Co.	40	3,370
Endo International PLC*	10	612
Johnson & Johnson	520	53,414
Merck & Co., Inc.	520	27,466
Mylan NV*	20	1,081
Perrigo Co. PLC	10	1,447
Pfizer, Inc.	1,260	40,673
Sanofi (France)	1,430	121,868
UCB SA (Belgium)	6	542

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Zoetis, Inc.	20	$958

		406,390

Professional Services — 0.8%
Adecco SA (Switzerland)*	949	64,952
Randstad Holding NV (Netherlands)	796	49,568

		114,520

Real Estate Investment Trusts (REITs) — 0.2%
Unibail-Rodamco SE (France)	117	29,710

Real Estate Management & Development
Vonovia SE (Germany)	49	1,514

Road & Rail
DSV A/S (Denmark)	46	1,811

Semiconductors & Semiconductor Equipment — 0.3%
ASML Holding NV (Netherlands)	453	40,250

Software — 0.6%
SAP SE (Germany)	1,149	91,177

Specialty Retail — 0.3%
Industria de Diseno Textil SA (Spain)	1,255	43,115

Textiles, Apparel & Luxury Goods — 0.4%
Adidas AG (Germany)	20	1,941
LVMH Moet Hennessy Louis Vuitton SE (France)	329	51,676

		53,617

Tobacco — 0.3%
Altria Group, Inc.	480	27,941
Philip Morris International, Inc.	260	22,857
Reynolds American, Inc.	30	1,385

		52,183

Trading Companies & Distributors — 0.1%
Rexel SA (France)	923	12,291

Transportation Infrastructure — 0.5%
Atlantia SpA (Italy)	2,204	58,315
Groupe Eurotunnel SE (France)	787	9,791

		68,106

TOTAL COMMON STOCKS (cost $4,628,024)		4,652,664

PREFERRED STOCK — 0.2%
Automobiles
Volkswagen AG (Germany) (PRFC) (cost $23,681)	194	28,010

			Units	Value (Note 2)
RIGHTS*
Banks
Unione di Banche Italiane SpA (Italy), expiring 01/12/16 (cost $0)			113	$—

Interest Rate	Maturity Date		Principal Amount (000)#
FOREIGN GOVERNMENT BONDS — 0.8%
Hellenic Republic Government Bond (Greece),
Bonds
3.000%	02/24/23	EUR	9	6,944
3.000%	02/24/24	EUR	9	6,724
3.000%	02/24/25	EUR	9	6,575
3.000%	02/24/26	EUR	9	6,355
3.000%	02/24/27	EUR	9	6,197
3.000%	02/24/28	EUR	9	6,065
3.000%	02/24/29	EUR	9	6,007
3.000%	02/24/30	EUR	9	5,840
3.000%	02/24/31	EUR	9	5,667
3.000%	02/24/32	EUR	9	5,601
3.000%	02/24/33	EUR	9	5,490
3.000%	02/24/34	EUR	9	5,454
3.000%	02/24/35	EUR	9	5,319
3.000%	02/24/36	EUR	9	5,266
3.000%	02/24/37	EUR	9	5,234
3.000%	02/24/38	EUR	9	5,210
3.000%	02/24/39	EUR	9	5,323
3.000%	02/24/40	EUR	9	5,318
3.000%	02/24/41	EUR	9	5,325
3.000%	02/24/42	EUR	9	5,316

TOTAL FOREIGN GOVERNMENT BONDS (cost $97,080)				115,230

U.S. TREASURY OBLIGATION — 35.1%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.375%	07/15/25		5,354	5,199,248
(cost $5,254,901)

TOTAL LONG-TERM INVESTMENTS (cost $10,003,686)				9,995,152

SHORT-TERM INVESTMENTS — 25.2%			Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 25.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $3,706,767)(w)(Note 4)			3,706,767	3,706,767

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTION PURCHASED* — 0.1%
Put Options — 0.1%
Interest Rate Swap Options,
Pay a fixed rate of 1.10% and receive a floating rate based on 3 Month LIBOR, expiring 03/25/16 & Co. (cost $17,108)	Goldman Sachs	1,480	$18,278

TOTAL SHORT-TERM INVESTMENTS (cost $3,723,875)			3,725,045

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 92.7% (cost $13,727,561)			13,720,197

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTION WRITTEN
Put Options
Interest Rate Swap Options,
Receive a fixed rate of 1.15% and pay a floating rate based on 3 Month LIBOR, expiring 03/27/16 (premiums received $4,063)	Goldman Sachs & Co.	1,480	$(2,444)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 92.7% (cost $13,723,498)			13,717,753
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 7.3%			1,083,096

NET ASSETS — 100.0%			$14,800,849

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
16	10 Year U.S. Treasury Notes	Mar. 2016	$2,021,713	$2,014,500	$(7,213)
27	Euro STOXX 50 Index	Mar. 2016	954,250	963,018	8,768
3	Mini MSCI Emerging Markets Index	Mar. 2016	115,172	118,125	2,953
3	Yen Denominated Nikkei 225 Index	Mar. 2016	239,448	234,119	(5,329)

					(821)

Short Positions:
8	5 Year U.S. Treasury Notes	Mar. 2016	947,683	946,563	1,120
20	10 Year Euro-Bund	Mar. 2016	3,468,649	3,432,409	36,240
7	20 Year U.S. Treasury Bonds	Mar. 2016	1,076,449	1,076,250	199
1	FTSE 100 Index	Mar. 2016	87,408	91,371	(3,963)
43	S&P 500 E-Mini	Mar. 2016	4,354,107	4,376,110	(22,003)
4	TOPIX Index	Mar. 2016	525,113	514,996	10,117

					21,710

					$20,889

Commodity futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Short Position:
4	Brent Crude	Feb. 2016	$154,160	$149,120	$5,040

(1)	Cash of $442,559 has been segregated with Goldman Sachs & Co. to cover requirement for open futures contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/21/16	Commonwealth Bank of Australia	AUD	139	$100,906	$100,893	$(13)
Expiring 01/21/16	Commonwealth Bank of Australia	AUD	15	10,772	10,956	184
British Pound,
Expiring 01/21/16	Goldman Sachs & Co.	GBP	116	171,452	170,516	(936)
Danish Krone,
Expiring 01/21/16	State Street Bank	DKK	165	24,127	23,984	(143)
Euro,
Expiring 01/21/16	Citigroup Global Markets	EUR	16	17,500	17,373	(127)
Expiring 01/21/16	Credit Suisse First Boston Corp.	EUR	315	343,265	341,976	(1,289)
Expiring 01/21/16	Goldman Sachs & Co.	EUR	103	111,823	111,682	(141)
Hong Kong Dollar,
Expiring 01/21/16	JPMorgan Chase	HKD	1,445	186,520	186,531	11
Japanese Yen,
Expiring 01/21/16	Citigroup Global Markets	JPY	8,857	73,485	73,724	239
Mexican Peso,
Expiring 01/21/16	JPMorgan Chase	MXN	658	37,784	38,094	310
Expiring 01/21/16	JPMorgan Chase	MXN	322	18,604	18,628	24
Expiring 01/21/16	State Street Bank	MXN	6,109	353,479	353,930	451
Russian Ruble,
Expiring 01/21/16	Citigroup Global Markets	RUB	3,011	40,580	41,004	424
Expiring 01/21/16	JPMorgan Chase	RUB	29,942	429,699	407,754	(21,945)
South African Rand,
Expiring 01/21/16	UBS AG	ZAR	19	1,237	1,201	(36)
Swedish Krona,
Expiring 01/21/16	Bank of New York Mellon	SEK	4,106	483,766	486,725	2,959
Expiring 01/21/16	Deutsche Bank AG	SEK	8,819	1,039,252	1,045,338	6,086
Expiring 01/21/16	State Street Bank	SEK	6,550	771,655	776,407	4,752
Swiss Franc,
Expiring 01/21/16	UBS AG	CHF	72	73,221	72,295	(926)
Expiring 01/21/16	UBS AG	CHF	48	47,864	47,579	(285)

				$4,336,991	$4,326,590	(10,401)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/21/16	Bank of America	GBP	11	$16,956	$16,610	$346
Expiring 01/21/16	Goldman Sachs & Co.	GBP	26	37,872	37,723	149
Canadian Dollar,
Expiring 01/21/16	JPMorgan Chase	CAD	36	26,448	26,293	155
Chinese Yuan,
Expiring 05/19/16	Citigroup Global Markets	CNY	5,820	932,289	889,112	43,177
Expiring 05/19/16	Citigroup Global Markets	CNY	119	19,094	18,225	869
Expiring 05/19/16	Citigroup Global Markets	CNY	98	14,655	14,932	(277)
Danish Krone,
Expiring 01/21/16	Goldman Sachs & Co.	DKK	164	23,845	23,824	21
Euro,
Expiring 01/21/16	Bank of America	EUR	281	306,928	305,199	1,729
Expiring 01/21/16	Credit Suisse First Boston Corp.	EUR	739	808,074	803,537	4,537
Expiring 01/21/16	Goldman Sachs & Co.	EUR	20	21,635	21,591	44
Expiring 01/21/16	Goldman Sachs & Co.	EUR	15	15,861	15,772	89
Expiring 01/21/16	JPMorgan Chase	EUR	86	93,997	93,468	529
Expiring 01/21/16	State Street Bank	EUR	111	121,363	120,692	671
Hong Kong Dollar,
Expiring 01/21/16	Deutsche Bank AG	HKD	1,501	193,654	193,708	(54)
Expiring 01/21/16	JPMorgan Chase	HKD	1,550	200,061	200,077	(16)

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen, Expiring 01/21/16	Citigroup Global Markets	JPY	7,156	$59,500	$59,559	$(59)
Expiring 01/21/16	Goldman Sachs & Co.	JPY	53,231	437,896	443,070	(5,174)
Mexican Peso, Expiring 01/21/16	State Street Bank	MXN	43	2,487	2,478	9
New Zealand Dollar, Expiring 01/21/16	Bank of Montreal	NZD	1	969	983	(14)
Swedish Krona, Expiring 01/21/16	Deutsche Bank AG	SEK	1,052	124,659	124,659	—
Swiss Franc, Expiring 01/21/16	Bank of New York Mellon	CHF	469	474,398	468,857	5,541
Expiring 01/21/16	Deutsche Bank AG	CHF	956	966,229	954,839	11,390
Expiring 01/21/16	Goldman Sachs & Co.	CHF	42	42,129	41,995	134
Expiring 01/21/16	JPMorgan Chase	CHF	331	334,989	330,878	4,111
Expiring 01/21/16	State Street Bank	CHF	789	798,686	788,888	9,798
Expiring 01/21/16	UBS AG	CHF	220	222,883	220,210	2,673
Thai Baht, Expiring 01/21/16	Citigroup Global Markets	THB	1,464	40,620	40,666	(46)
Turkish Lira, Expiring 01/21/16	Bank of Montreal	TRY	43	14,410	14,710	(300)

				$6,352,587	$6,272,555	80,032

						$69,631

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
MXN	5,319	07/25/17	4.290%	28 day Mexican interbank rate(2)	$(476)	$—	$(476)	Citigroup Global Markets
MXN	1,319	07/25/17	4.290%	28 day Mexican interbank rate(2)	(170)	—	(170)	Citigroup Global Markets
MXN	4,897	07/27/17	4.330%	28 day Mexican interbank rate(2)	(635)	—	(635)	Bank of America
MXN	3,200	07/27/17	4.340%	28 day Mexican interbank rate(2)	(445)	—	(445)	JPMorgan Chase
MXN	7,200	07/28/17	4.380%	28 day Mexican interbank rate(2)	(1,239)	159	(1,398)	Citigroup Global Markets
MXN	5,799	07/28/17	4.375%	28 day Mexican interbank rate(2)	(970)	—	(970)	Goldman Sachs & Co.
MXN	2,253	07/28/17	4.390%	28 day Mexican interbank rate(2)	(408)	—	(408)	Bank of America
MXN	150	08/24/17	4.480%	28 day Mexican interbank rate(2)	(37)	1	(38)	Citigroup Global Markets
MXN	12,590	12/08/17	4.310%	28 day Mexican interbank rate(1)	864	—	864	Goldman Sachs & Co.
MXN	18,612	12/11/17	4.370%	28 day Mexican interbank rate(1)	133	—	133	Goldman Sachs & Co.
MXN	17,000	12/19/17	4.340%	28 day Mexican interbank rate(1)	1,216	—	1,216	Goldman Sachs & Co.
MXN	17,000	12/26/17	4.390%	28 day Mexican interbank rate(1)	614	—	614	JPMorgan Chase
MXN	2,286	12/27/17	4.425%	28 day Mexican interbank rate(1)	(2)	—	(2)	Goldman Sachs & Co.
MXN	3,502	12/29/17	4.400%	28 day Mexican interbank rate(1)	87	—	87	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (continued):
MXN	1,299	07/15/25	6.355%	28 day Mexican interbank rate(1)	$(180)	$—	$(180)	Citigroup Global Markets
MXN	1,162	07/16/25	6.325%	28 day Mexican interbank rate(1)	(104)	—	(104)	Goldman Sachs & Co.
MXN	1,679	07/17/25	6.300%	28 day Mexican interbank rate(1)	(338)	—	(338)	Bank of America
MXN	1,189	07/17/25	6.315%	28 day Mexican interbank rate(1)	(158)	—	(158)	Bank of America
MXN	1,189	07/18/25	6.320%	28 day Mexican interbank rate(1)	(141)	—	(141)	Goldman Sachs & Co.
MXN	742	07/18/25	6.320%	28 day Mexican interbank rate(1)	(155)	—	(155)	Bank of America
MXN	40	11/19/25	6.255%	28 day Mexican interbank rate(2)	(27)	—	(27)	Bank of America
MXN	600	11/24/25	6.310%	28 day Mexican interbank rate(2)	(162)	(12)	(150)	Bank of America
MXN	3,000	11/28/25	6.310%	28 day Mexican interbank rate(2)	(990)	—	(990)	Goldman Sachs & Co.
MXN	4,554	12/01/25	6.385%	28 day Mexican interbank rate(2)	30	—	30	Goldman Sachs & Co.
MXN	3,700	12/09/25	6.220%	28 day Mexican interbank rate(2)	(3,043)	—	(3,043)	Goldman Sachs & Co.
MXN	3,700	12/16/25	6.290%	28 day Mexican interbank rate(2)	(1,991)	—	(1,991)	JPMorgan Chase
MXN	764	12/16/25	6.300%	28 day Mexican interbank rate(2)	(375)	—	(375)	Goldman Sachs & Co.
MXN	583	12/17/25	6.330%	28 day Mexican interbank rate(2)	(208)	—	(208)	Goldman Sachs & Co.
SEK	3,400	10/06/25	1.253%	3 Month STIBOR(1)	12,124	—	12,124	Goldman Sachs & Co.
SEK	1,260	10/07/25	1.286%	3 Month STIBOR(1)	4,020	—	4,020	JPMorgan Chase
SEK	507	10/07/25	1.288%	3 Month STIBOR(1)	1,607	—	1,607	Goldman Sachs & Co.
SEK	864	10/08/25	1.330%	3 Month STIBOR(1)	2,328	—	2,328	JPMorgan Chase
SEK	1,052	10/12/25	1.335%	3 Month STIBOR(1)	2,815	—	2,815	JPMorgan Chase
SEK	800	10/12/25	1.338%	3 Month STIBOR(1)	2,119	—	2,119	Goldman Sachs & Co.
SEK	717	10/12/25	1.335%	3 Month STIBOR(1)	1,897	—	1,897	Citigroup Global Markets
SEK	1,755	10/13/25	1.385%	3 Month STIBOR(1)	3,717	—	3,717	JPMorgan Chase
SEK	1,000	10/13/25	1.393%	3 Month STIBOR(1)	2,021	—	2,021	Citigroup Global Markets
SEK	496	10/13/25	1.388%	3 Month STIBOR(1)	1,032	—	1,032	Goldman Sachs & Co.
SEK	919	10/14/25	1.370%	3 Month STIBOR(1)	2,107	—	2,107	Citigroup Global Markets

					$26,477	$148	$26,329

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Peoples Republic of China	12/20/20	1.000%	210	1.095%	$865	$2,685	$(1,820)	Goldman Sachs & Co.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Barclays Capital Group	12/22/16	220	Pay fixed payments on the BCUSCYCL Index and receive variable payments based on the 3 Month LIBOR +0bps	$(2,757)	$—	$(2,757)
Barclays Capital Group	12/22/16	220	Pay fixed payments on the BCUSCYCL Index and receive variable payments based on the 3 Month LIBOR +0bps	1,725	—	1,725
Barclays Capital Group	12/22/16	220	Pay fixed payments on the BCUSCYCL Index and receive variable payments based on the 3 Month LIBOR +0bps	2,202	—	2,202
Goldman Sachs & Co.	11/06/16	341	Pay fixed payments on the GMSEUQT Index and receive variable payments based on the 3 Month LIBOR +0bps	2,997	—	2,997
JPMorgan Chase	09/07/16	190	Pay fixed payments on the JPGMAER2 Index and receive variable payments based on the 3 Month LIBOR +26bps	(1,993)	—	(1,993)
JPMorgan Chase	09/08/16	357	Pay fixed payments on the JPGMAER2 Index and receive variable payments based on the 3 Month LIBOR +26bps	7,904	—	7,904
JPMorgan Chase	09/08/16	617	Pay fixed payments on the JPGMAER2 Index and receive variable payments based on the 3 Month LIBOR +36bps	13,644	—	13,644

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
JPMorgan Chase	09/08/16	100	Pay fixed payments on the JPGMAER2 Index and receive variable payments based on the 3 Month LIBOR +55bps	$(31)	$—	$(31)

				$23,691	$—	$23,691

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$982,108	$3,670,556	$—
Preferred Stock	—	28,010	—
Rights	—	—	—
Foreign Government Bonds	—	115,230	—
U.S. Treasury Obligation	—	5,199,248	—
Affiliated Money Market Mutual Fund	3,706,767	—	—
Option Purchased	—	18,278	—
Option Written	—	(2,444)	—
Other Financial Instruments*
Financial Futures Contracts	20,889	—	—
Commodity Futures Contracts	5,040	—	—
OTC Forward Foreign Currency Exchange Contracts	—	69,631	—
OTC interest rate swaps	—	26,477	—
OTC credit default swaps	—	865	—
OTC Total Return Swaps	—	23,691	—

Total	$4,714,804	$9,149,542	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligation	35.1%
Affiliated Money Market Mutual Fund	25.1
Banks	3.0
Pharmaceuticals	2.7
Automobiles	2.4
Diversified Telecommunication Services	1.7
Insurance	1.7
Metals & Mining	1.6
Beverages	1.2
Oil, Gas & Consumable Fuels	1.2
Construction & Engineering	1.0
Chemicals	0.9
Personal Products	0.9
Industrial Conglomerates	0.8
Foreign Government Bonds	0.8
Professional Services	0.8
Electric Utilities	0.8
IT Services	0.7
Capital Markets	0.7
Software	0.6
Building Products	0.6
Health Care Providers & Services	0.5
Aerospace & Defense	0.5

Health Care Equipment & Supplies	0.5%
Food Products	0.5
Transportation Infrastructure	0.5
Multi-Utilities	0.5
Food & Staples Retailing	0.5
Media	0.4
Diversified Financial Services	0.4
Biotechnology	0.4
Airlines	0.4
Textiles, Apparel & Luxury Goods	0.4
Tobacco	0.3
Household Products	0.3
Construction Materials	0.3
Hotels, Restaurants & Leisure	0.3
Specialty Retail	0.3
Electrical Equipment	0.3
Semiconductors & Semiconductor Equipment	0.3
Communications Equipment	0.2
Air Freight & Logistics	0.2
Real Estate Investment Trusts (REITs)	0.2
Option Purchased	0.1
Trading Companies & Distributors	0.1

92.7
Other assets in excess of liabilities	7.3

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$37,559	*	Due from/to broker — variation margin futures	$7,213	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	38,731		Unrealized depreciation on OTC swap agreements	12,402
Interest rate contracts	Premiums paid for OTC swap agreements	160		Premiums received for OTC swap agreements	12
Interest rate contracts	Unaffiliated investments	18,278		Options Written outstanding, at value	2,444
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	101,412		Unrealized depreciation on OTC forward foreign currency exchange contracts	31,781
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	1,820
Credit contracts	Premiums paid for OTC swap agreements	2,685		—	—
Equity contracts	Due from/to broker — variation margin futures	21,838	*	Due from/to broker — variation margin futures	31,295	*
Equity contracts	Unrealized appreciation on OTC swap agreements	28,472		Unrealized depreciation on OTC swap agreements	4,781
Commodity contracts	Due from/to broker — variation margin futures	5,040	*	—	—

Total		$254,175			$91,748

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Rights(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Interest rate contracts		$—	$(29,033)	$—	$(146,722)	$(175,755)
Foreign exchange contracts		—	—	166,982	—	166,982
Credit contracts		—	—	—	47,648	47,648
Equity contracts		219	(452,135)	—	102,765	(349,151)
Commodity contracts		—	22,931	—	—	22,931

Total		$219	$(458,237)	$166,982	$3,691	$(287,345)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward Currency Contracts(4)	Swaps	Total
Interest rate contracts	$1,170	$1,619	$30,346	$—	$26,329	$59,464
Foreign exchange contracts	—	—	—	69,631	—	69,631
Credit contracts	—	—	—	—	(1,820)	(1,820)
Equity contracts	—	—	(9,457)	—	23,691	14,234
Commodity contracts	—	—	5,040	—	—	5,040

Total	$1,170	$1,619	$25,929	$69,631	$48,200	$146,549

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Contracts - Purchased(4)	Forward Foreign Currency Exchange Contracts - Sold(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements - Buy Protection(2)	Total Return Swap Agreements(2)
$8,554	$740	$2,736,674	$5,947,152	$6,448,015	$10,067,614	$6,659	$210	$2,188

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of recognized assets(1)	Gross Amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$2,075	$(1,883)	$—	$192
Bank of Montreal	—	—	—	—
Bank of New York Mellon	8,500	—	—	8,500
Barclays Capital Group	3,927	(2,757)	—	1,170
Citigroup Global Markets	50,894	(2,771)	—	48,123
Commonwealth Bank of Australia	184	(13)	—	171

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Credit Suisse First Boston Corp.	$4,537	$(1,289)	$—	$3,248
Deutsche Bank AG	17,476	(54)	—	17,422
Goldman Sachs & Co.	43,609	(16,348)	—	27,261
JPMorgan Chase	40,182	(26,421)	—	13,761
State Street Bank	15,681	(143)	—	15,538
UBS AG	2,673	(1,247)	—	1,426

	$189,738

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(1,883)	$1,883	$—	$—
Bank of Montreal	(314)	—	—	(314)
Bank of New York Mellon	—	—	—	—
Barclays Capital Group	(2,757)	2,757	—	—
Citigroup Global Markets	(2,771)	2,771	—	—
Commonwealth Bank of Australia	(13)	13	—	—
Credit Suisse First Boston Corp.	(1,289)	1,289	—	—
Deutsche Bank AG	(54)	54	—	—
Goldman Sachs & Co.	(16,348)	16,348	—	—
JPMorgan Chase	(26,421)	26,421	—	—
State Street Bank	(143)	143	—	—
UBS AG	(1,247)	1,247	—	—

	$(53,240)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $10,020,794)	$10,013,430
Affiliated investments (cost $3,706,767)	3,706,767
Foreign currency, at value (cost $8,128)	7,851
Deposit with Broker for futures	442,559
Receivable for investments sold	671,926
Unrealized appreciation on OTC forward foreign currency contracts	101,412
Unrealized appreciation on OTC swap agreements	67,203
Due from broker—variation margin futures	47,766
Dividends and interest receivable	18,411
Due from advisor	17,312
Receivable for fund share sold	13,335
Premiums paid for OTC swap agreements	2,845
Tax reclaim receivable	816
Prepaid expenses	479

Total Assets	15,112,112

LIABILITIES:
Accrued expenses and other liabilities	122,338
Payable for investments purchased	121,047
Unrealized depreciation on OTC forward foreign currency contracts	31,781
Unrealized depreciation on OTC swap agreements	19,003
Payable to custodian	13,892
Options written outstanding, at value (premiums received $4,063)	2,444
Distribution fee payable	406
Affiliated transfer agent fee payable	340
Premiums received for OTC swap agreements	12

Total Liabilities	311,263

NET ASSETS	$14,800,849

Net assets were comprised of:
Paid-in capital	$15,615,424
Retained earnings	(814,575)

Net assets, December 31, 2015	$14,800,849

Net asset value and redemption price per share, $14,800,849 / 1,563,802 outstanding shares of beneficial interest	$9.46

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through December 31, 2015

INCOME
Unaffiliated dividend income (net of $2,569 foreign withholding tax)	$29,124
Interest income	13,007
Affiliated dividend income	6,796

48,927

EXPENSES
Advisory fees	72,810
Distribution fee	17,502
Custodian and accounting fees	109,000
Audit fee	32,000
Legal fees and expenses	8,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Shareholders’ reports	3,000
Miscellaneous	10,074

Total expenses	262,386
Less: advisory fee waivers and/or expense reimbursement	(162,971)

Net expenses	99,415

NET INVESTMENT LOSS	(50,488)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(586,275)
Futures transactions	(458,237)
Swap agreements transactions	3,691
Foreign currency transactions	139,948

(900,873)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,364)
Futures	25,929
Options written	1,619
Swap agreements	48,200
Foreign currencies	68,402

136,786

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(764,087)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(814,575)

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(50,488)
Net realized loss on investment and foreign currency transactions	(900,873)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	136,786

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(814,575)

FUND SHARE TRANSACTIONS:
Fund share sold [1,580,056 shares]	15,775,665
Fund share repurchased [16,254 shares]	(160,241)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	15,615,424

TOTAL INCREASE IN NET ASSETS	14,800,849
NET ASSETS:
Beginning of period	—

End of period	$14,800,849

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 69.8%
COMMON STOCKS — 65.9%	Shares	Value (Note 2)
Airlines — 1.2%
Delta Air Lines, Inc.	3,000	$152,070

Auto Components — 0.2%
Johnson Controls, Inc.	700	27,643

Banks — 2.8%
Citigroup, Inc.	2,264	117,162
JPMorgan Chase & Co.	1,908	125,985
US Bancorp	2,671	113,972

		357,119

Capital Markets — 1.5%
BlackRock, Inc.	282	96,027
Invesco Ltd.	1,500	50,220
KKR & Co. LP, MLP*	2,433	37,930

		184,177

Chemicals — 1.2%
Ashland, Inc.	1,410	144,807

Consumer Finance — 1.7%
American Express Co.	630	43,817
OneMain Holdings, Inc.*	1,382	57,408
Synchrony Financial*	3,905	118,751

		219,976

Diversified Financial Services — 2.3%
CME Group, Inc.	1,075	97,395
Markit Ltd.*	6,345	191,429

		288,824

Electric Utilities — 3.0%
Brookfield Infrastructure Partners LP (Bermuda)	9,000	341,190
Eversource Energy	850	43,409

		384,599

Electrical Equipment — 0.5%
Sensata Technologies Holding NV*	1,386	63,839

Electronic Equipment, Instruments & Components — 2.3%
Amphenol Corp. (Class A Stock)	1,148	59,960
CDW Corp.	3,206	134,780
Zebra Technologies Corp. (Class A Stock)*	1,429	99,530

		294,270

Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	395	63,793
CVS Health Corp.	2,100	205,317
Fresh Market, Inc. (The)*	2,956	69,230

		338,340

Food Products — 1.8%
ConAgra Foods, Inc.	5,250	221,340

Health Care Equipment & Supplies — 1.3%
Sirona Dental Systems, Inc.*	961	105,297
Zimmer Biomet Holdings, Inc.	616	63,195

		168,492

Health Care Providers & Services — 3.5%
Accretive Health, Inc.*	4,000	12,800
DaVita HealthCare Partners, Inc.*	4,800	334,608

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	800	$94,112

		441,520

Hotels, Restaurants & Leisure — 3.4%
Darden Restaurants, Inc.	1,550	98,642
McDonald’s Corp.	710	83,879
Starwood Hotels & Resorts Worldwide, Inc.	2,007	139,045
Wyndham Worldwide Corp.	800	58,120
Yum! Brands, Inc.	760	55,518

		435,204

Household Durables — 1.1%
Lennar Corp. (Class A Stock)	2,100	102,711
Newell Rubbermaid, Inc.	875	38,570

		141,281

Independent Power & Renewable Electricity Producers — 0.4%
NRG Yield, Inc. (Class A Stock)	900	12,519
NRG Yield, Inc. (Class C Stock)	2,550	37,638

		50,157

Internet & Catalog Retail — 1.1%
Amazon.com, Inc.*	91	61,506
Vipshop Holdings Ltd. (China), ADR*	5,030	76,808

		138,314

Internet Software & Services — 2.5%
Alphabet, Inc. (Class A Stock)*	210	163,382
Alphabet, Inc. (Class C Stock)*	34	25,802
eBay, Inc.*	4,400	120,912

		310,096

IT Services — 2.9%
First Data Corp. (Class A Stock)*	3,600	57,672
Visa, Inc. (Class A Stock)	2,800	217,140
WEX, Inc.*	1,065	94,146

		368,958

Life Sciences Tools & Services — 1.2%
Mettler-Toledo International, Inc.*	244	82,748
Thermo Fisher Scientific, Inc.	477	67,662

		150,410

Machinery — 1.6%
Ingersoll-Rand PLC	1,775	98,140
Valmont Industries, Inc.	989	104,854

		202,994

Media — 0.1%
Cablevision Systems Corp. (Class A Stock)	311	9,921

Multiline Retail — 0.4%
Dollar General Corp.	704	50,596

Multi-Utilities — 1.2%
NiSource, Inc.	1,950	38,045
WEC Energy Group, Inc.	2,198	112,779

		150,824

Oil, Gas & Consumable Fuels — 3.5%
Cabot Oil & Gas Corp.	1,505	26,623
Columbia Pipeline Group, Inc.	980	19,600
Enbridge, Inc. (Canada)	9,260	307,339

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Genesis Energy LP, MLP	778	$28,584
Kinder Morgan, Inc.	3,024	45,118
Teekay Corp. (Bermuda)	1,900	18,753

		446,017

Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	2,030	139,644

Professional Services — 2.2%
Nielsen Holdings PLC	2,578	120,135
Verisk Analytics, Inc. (Class A Stock)*	2,115	162,601

		282,736

Real Estate Investment Trusts (REITs) — 1.8%
General Growth Properties, Inc.	1,693	46,067
Outfront Media, Inc.	2,000	43,660
Starwood Property Trust, Inc.	2,665	54,792
Weyerhaeuser Co.	2,750	82,445

		226,964

Real Estate Management & Development — 1.2%
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	4,800	151,344

Road & Rail — 0.8%
Canadian Pacific Railway Ltd. (Canada)	745	95,062

Semiconductors & Semiconductor Equipment — 0.4%
ASML Holding NV (Netherlands)	615	54,594

Software — 0.7%
Activision Blizzard, Inc.	2,242	86,788

Specialty Retail — 4.2%
Asbury Automotive Group, Inc.*	1,000	67,440
Five Below, Inc.*	4,150	133,215
Home Depot, Inc. (The)	1,590	210,277
Party City Holdco, Inc.*	1,541	19,894
Tractor Supply Co.	1,210	103,455

		534,281

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	458	48,209
EMC Corp.	1,232	31,638
SanDisk Corp.	1,400	106,386
Western Digital Corp.	846	50,802

		237,035

Textiles, Apparel & Luxury Goods — 2.5%
Lululemon Athletica, Inc.*	1,923	100,900
PVH Corp.	3,000	220,950

		321,850

Tobacco — 0.3%
Philip Morris International, Inc.	475	41,757

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Netherlands)*	947	40,873

Transportation Infrastructure — 1.0%
Wesco Aircraft Holdings, Inc.*	10,777	129,001

Water Utilities — 1.1%
American Water Works Co., Inc.	2,300	137,425

COMMON STOCKS (continued)		Shares	Value (Note 2)
Wireless Telecommunication Services — 1.0%
SBA Communications Corp. (Class A Stock)*		1,200	$126,084

TOTAL COMMON STOCKS (cost $8,853,713)			8,347,226

Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BONDS — 3.9%
Healthcare – Services — 0.2%
HCA, Inc.,
Gtd. Notes
5.875%	02/15/26	20	20,075

Holding Companies – Diversified — 0.4%
Argos Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	55	54,533

Leisure Time — 0.4%
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23	50	49,437

Media — 0.2%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	20	17,000
CCOH Safari LLC,
Sr. Unsec’d. Notes, 144A
5.750%	02/15/26	15	15,037

			32,037

Packaging & Containers — 0.2%
Ball Corp.,
Gtd. Notes
4.375%	12/15/20	20	20,313

Pipelines — 1.2%
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.750%	08/01/22	50	42,500
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.950%	02/15/18	30	30,759
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
7.119%	12/15/17	50	46,500
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.,
Gtd. Notes
6.500%	04/01/19	45	38,813

			158,572

Retail — 0.3%
Party City Holdings, Inc.,
Gtd. Notes, 144A
6.125%	08/15/23	45	43,650

Software — 0.8%
First Data Corp.,
Sec’d. Notes, 144A
5.750%	01/15/24	65	64,025
Sr. Sec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
6.750%	11/01/20	35	$36,706

			100,731

Telecommunications — 0.2%
Level 3 Financing, Inc.,
Gtd. Notes, 144A
5.375%	01/15/24	20	20,100

TOTAL CORPORATE BONDS (cost $513,250)			499,448

TOTAL LONG-TERM INVESTMENTS (cost $9,366,963)			8,846,674

		Shares
SHORT-TERM INVESTMENT — 27.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $3,467,658)(w)(Note 4)		3,467,658	3,467,658

TOTAL SHORT-TERM INVESTMENT (cost $3,467,658)			3,467,658

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 97.1% (cost $12,834,621)			12,314,332

SECURITIES SOLD SHORT(q) — (11.1)%
COMMON STOCKS — (7.9)%
Capital Markets — (0.9)%
Franklin Resources, Inc.		1,620	(59,646)
Waddell & Reed Financial, Inc. (Class A Stock)		1,712	(49,066)

			(108,712)

Commercial Services & Supplies — (0.4)%
Ritchie Bros Auctioneers, Inc. (Canada)		1,903	(45,881)

Construction & Engineering — (0.3)%
Fluor Corp.		910	(42,970)

Electric Utilities — (0.2)%
Southern Co. (The)		650	(30,414)

Electrical Equipment — (0.1)%
ABB Ltd. (Switzerland)*		1,100	(19,632)

Energy Equipment & Services — (0.2)%
Core Laboratories NV		293	(31,861)

Health Care Equipment & Supplies — (0.4)%
Medtronic PLC		647	(49,767)

Health Care Providers & Services — (0.2)%
Quest Diagnostics, Inc.		281	(19,990)

Hotels, Restaurants & Leisure — (0.4)%
BJ’s Restaurants, Inc.*		300	(13,041)

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Chuy’s Holdings, Inc.*	1,220	$(38,235)

		(51,276)

IT Services — (0.4)%
CGI Group, Inc. (Canada) (Class A Stock)*	1,210	(48,436)

Multi-Utilities — (0.5)%
Consolidated Edison, Inc.	900	(57,843)

Oil, Gas & Consumable Fuels — (0.6)%
Diamondback Energy, Inc.*	387	(25,890)
Dominion Midstream Partners LP, MLP	811	(24,865)
Phillips 66 Partners LP, MLP	355	(21,797)

		(72,552)

Specialty Retail — (1.9)%
CarMax, Inc.*	170	(9,175)
Dick’s Sporting Goods, Inc.	338	(11,948)
Gap, Inc. (The)	2,430	(60,021)
Group 1 Automotive, Inc.	355	(26,875)
Sally Beauty Holdings, Inc.*	1,850	(51,597)
Sonic Automotive, Inc. (Class A Stock)	1,700	(38,692)
Tiffany & Co.	500	(38,145)

		(236,453)

Technology Hardware, Storage & Peripherals — (0.4)%
Seagate Technology PLC	1,544	(56,603)

Textiles, Apparel & Luxury Goods — (1.0)%
Ralph Lauren Corp.	510	(56,855)
Tumi Holdings, Inc.*	883	(14,684)
Under Armour, Inc. (Class A Stock)*	135	(10,882)
VF Corp.	700	(43,575)

		(125,996)

TOTAL COMMON STOCKS (proceeds received $1,050,451)		(998,386)

EXCHANGE TRADED FUNDS — (3.2)%
Consumer Discretionary Select Sector SPDR Fund	780	(60,957)
iShares Core S&P Small-Cap ETF	250	(27,529)
iShares Russell 2000 ETF	64	(7,201)
iShares Russell Mid-Cap ETF	700	(112,224)
SPDR S&P Retail ETF	1,570	(67,887)
Utilities Select Sector SPDR Fund	1,670	(72,278)
Vanguard REIT ETF	790	(62,987)

TOTAL EXCHANGE TRADED FUNDS (proceeds received $427,305)		(411,063)

TOTAL SECURITIES SOLD SHORT (proceeds received $1,477,756)		(1,409,449)

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN*
Call Options
Weyerhaeuser Co.,
expiring 04/15/16, Strike Price $34.00	2	$(20)
expiring 04/15/16, Strike Price $35.00	6	(78)

TOTAL OPTIONS WRITTEN (premiums received $398)		(98)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 86.0% (cost $11,356,467)		10,904,785
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 14.0%		1,772,428

NET ASSETS — 100.0%		$12,677,213

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(q)	The aggregate value of securities sold short is $1,409,449. Deposit with Goldman Sachs as collateral in the amount of $2,007,345 exceeds the value of securities sold short as of December 31, 2015. Securities sold short are subject to contractual netting arrangements.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Short Positions:
2	Russell 2000 Mini Index	Mar. 2016	$228,845	$226,300	$2,545
6	S&P 500 E-Mini	Mar. 2016	618,868	610,620	8,248
1	S&P Mid Cap 400 E-Mini	Mar. 2016	140,560	139,350	1,210

					$12,003

(1)	Cash of $45,100 has been segregated with Goldman Sachs & Co. to cover requirement for open contracts at December 31, 2015.

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Goldman Sachs & Co.	4/06/17	46	Pay fixed payments on BDC Custom Index and receive variable payments based on the one month LIBOR minus 225bps.	$1,347	$—	$1,347
Goldman Sachs & Co.	4/03/17	12	Pay fixed payments on Custom Utilities and Independent Power Producers Index and receive variable payments based on the one month LIBOR minus 175bps.	(1,973)	—	(1,973)
Goldman Sachs & Co.	6/22/17	21	Pay fixed payments on GSCBNBE2 Custom Index and receive variable payments based on GSCBNBE2 minus 130bps.	(993)	—	(993)
Goldman Sachs & Co.	6/21/17	18	Pay fixed payments on GSCBNBEN Custom Index and receive variable payments based on GSCBNBEN minus 130bps.	346	—	346
Goldman Sachs & Co.	6/19/17	46	Pay fixed payments on GSCBNIN2 Custom Index and receive variable payments based on the one month LIBOR minus 225bps.	(3,612)	—	(3,612)

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Goldman Sachs & Co.	6/15/17	16	Pay fixed payments on GSCBNML2 Custom Index and receive variable payments based on the one month LIBOR minus 290bps.	$(2,497)	$—	$(2,497)
Goldman Sachs & Co.	5/18/17	42	Pay fixed payments on QSR Custom Index and receive variable payments based on the one month LIBOR minus 35bps.	(4,377)	—	(4,377)

				$(11,759)	$—	$(11,759)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$8,347,226	$—	$—
Corporate Bonds	—	499,448	—
Affiliated Money Market Mutual Fund	3,467,658	—	—
Short Sales – Common Stocks	(978,754)	(19,632)	—
Short Sales – Exchange Traded Funds	(411,063)	—	—
Options Written	(98)	—	—
Other Financial Instruments*
Futures Contracts	12,003	—	—
OTC Total Return Swaps	—	(11,759)	—

Total	$10,436,972	$468,057	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund	27.3%
Specialty Retail	4.3
Oil, Gas & Consumable Fuels	3.5
Health Care Providers & Services	3.5
Hotels, Restaurants & Leisure	3.4
Electric Utilities	3.0
IT Services	2.9
Banks	2.8
Food & Staples Retailing	2.7
Textiles, Apparel & Luxury Goods	2.5
Internet Software & Services	2.5
Electronic Equipment, Instruments & Components	2.3
Diversified Financial Services	2.3
Professional Services	2.2
Technology Hardware, Storage & Peripherals	1.9
Real Estate Investment Trusts (REITs)	1.8
Food Products	1.7

Consumer Finance	1.7%
Machinery	1.6
Software	1.5
Capital Markets	1.5
Health Care Equipment & Supplies	1.3
Pipelines	1.3
Airlines	1.2
Real Estate Management & Development	1.2
Multi-Utilities	1.2
Life Sciences Tools & Services	1.2
Chemicals	1.1
Household Durables	1.1
Pharmaceuticals	1.1
Internet & Catalog Retail	1.1
Water Utilities	1.1
Transportation Infrastructure	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Industry table (con’t)
Wireless Telecommunication Services	1.0%
Road & Rail	0.8
Electrical Equipment	0.5
Semiconductors & Semiconductor Equipment	0.4
Holding Companies – Diversified	0.4
Multiline Retail	0.4
Independent Power & Renewable Electricity Producers	0.4
Leisure Time	0.4
Retail	0.3
Media	0.3
Tobacco	0.3
Trading Companies & Distributors	0.3
Auto Components	0.2
Packaging & Containers	0.2
Telecommunications	0.2
Healthcare – Services	0.2
Electrical Equipment	(0.1)
Health Care Providers & Services	(0.2)
Electric Utilities	(0.2)

Energy Equipment & Services	(0.2)%
Construction & Engineering	(0.3)
Commercial Services & Supplies	(0.4)
IT Services	(0.4)
Health Care Equipment & Supplies	(0.4)
Hotels, Restaurants & Leisure	(0.4)
Technology Hardware, Storage & Peripherals	(0.4)
Multi-Utilities	(0.5)
Oil, Gas & Consumable Fuels	(0.6)
Capital Markets	(0.9)
Textiles, Apparel & Luxury Goods	(1.0)
Specialty Retail	(1.9)
Exchange Traded Funds	(3.2)

86.0
Other assets in excess of other liabilities	14.0

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unrealized appreciation on OTC swap agreements	$1,693		Unrealized depreciation on OTC swap agreements	$13,452
Equity contracts	—	—		Options written outstanding, at value	98
Equity contracts	Due from/to broker — variation margin futures	12,003	*	—	—

Total		$13,696			$13,550

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased	Futures	Options Written	Swaps	Total
Equity contracts	$(4,013)	$43,058	$14,287	$4,542	$57,874

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Options Written	Swaps	Total
Equity contracts	$12,003	$300	$(11,759)	$544

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Short Positions(3)	Total Return Swap Agreements(2)
$1,046	$8	$975,228	$187

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$1,693	$(1,693)	$—	$—

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$(13,452)	$1,693	$—	$(11,759)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $9,366,963)	$8,846,674
Affiliated investments (cost $3,467,658)	3,467,658
Deposit with Broker for futures	45,100
Deposit with Broker for securities sold short	2,007,345
Receivable for investments sold	195,709
Dividends and interest receivable	20,534
Due from broker—variation margin futures	9,360
Receivable for fund share sold	5,600
Unrealized appreciation on OTC swap agreements	1,693
Tax reclaim receivable	236
Prepaid expenses	479

Total Assets	14,600,388

LIABILITIES:
Securities sold short, at value (proceeds received $1,477,756)	1,409,449
Payable for investments purchased	408,513
Accrued expenses and other liabilities	62,923
Payable to custodian	18,190
Unrealized depreciation on OTC swap agreements	13,452
Advisory fees payable	7,291
Payable for fund share repurchased	1,378
Dividends payable on securities sold short	1,186
Distribution fee payable	355
Affiliated transfer agent fee payable	340
Options written outstanding, at value (premiums received $398)	98

Total Liabilities	1,923,175

NET ASSETS	$12,677,213

Net assets were comprised of:
Paid-in capital	$13,211,779
Retained earnings	(534,566)

Net assets, December 31, 2015	$12,677,213

Net asset value and redemption price per share, $12,677,213 / 1,325,026 outstanding shares of beneficial interest	$9.57

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through December 31, 2015

INCOME
Unaffiliated dividend income (net of $1,316 foreign withholding tax)	$51,292
Interest income	4,040
Affiliated dividend income	3,178

58,510

EXPENSES
Advisory fees	59,346
Distribution fee	14,266
Audit fee	40,000
Custodian and accounting fees	23,000
Dividends on securities sold short	13,303
Legal fees and expenses	8,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Shareholders’ reports	2,000
Broker fees and expenses on short sales	29
Miscellaneous	6,825

Total expenses	176,769
Less: advisory fee waivers and/or expense reimbursement	(82,405)

Net expenses	94,364

NET INVESTMENT LOSS	(35,854)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(182,038)
Futures transactions	43,058
Options written transactions	14,287
Short sales transactions	72,891
Swap agreements transactions	4,542
Foreign currency transactions	(11)

(47,271)

Net change in unrealized appreciation (depreciation) on:
Investments	(520,289)
Futures	12,003
Options written	300
Short sales	68,307
Swap agreements	(11,759)
Foreign currencies	(3)

(451,441)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(498,712)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(534,566)

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(35,854)
Net realized loss on investment and foreign currency transactions	(47,271)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(451,441)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(534,566)

FUND SHARE TRANSACTIONS:
Fund share sold [1,349,788 shares]	13,453,930
Fund share repurchased [24,762 shares]	(242,151)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	13,211,779

TOTAL INCREASE IN NET ASSETS	12,677,213
NET ASSETS:
Beginning of period	—

End of period	$12,677,213

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 56.8%
	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS — 54.2%
AST Global Real Estate Portfolio*	130,803	$1,464,992
AST High Yield Portfolio*	520,079	4,223,042
AST Prudential Core Bond Portfolio*	502,950	5,617,947
AST QMA Emerging Markets Equity Portfolio*	44,351	350,375
AST QMA US Equity Alpha Portfolio*	561,129	12,210,174

TOTAL AFFILIATED MUTUAL FUNDS (cost $24,269,296)(w)		23,866,530

EXCHANGE TRADED FUNDS — 2.6%
Financial Select Sector SPDR Fund	12,900	306,762
Global X FTSE Portugal 20 ETF	100	1,011
PowerShares Preferred Portfolio	56,900	850,655

TOTAL EXCHANGE TRADED FUNDS (cost $1,174,457)		1,158,428

TOTAL LONG-TERM INVESTMENTS (cost $25,443,753)		25,024,958

SHORT-TERM INVESTMENTS — 43.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 42.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $18,644,150)(w) (Note 4)	18,644,150	18,644,150

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS(k)(n) — 1.4%

U.S. Treasury Bills
0.210%	03/03/16	400	$399,930
0.260%	03/17/16	200	199,959

TOTAL U.S. TREASURY OBLIGATIONS (cost $599,745)			599,889

TOTAL SHORT-TERM INVESTMENTS (cost $19,243,895)			19,244,039

TOTAL INVESTMENTS — 100.5% (cost $44,687,648)			44,268,997
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (0.5)%			(210,700)

NET ASSETS — 100.0%			$44,058,297

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
37	10 Year U.S. Treasury Notes	Mar. 2016	$4,667,078	$4,658,531	$(8,547)
79	Mini MSCI EAFE Index	Mar. 2016	6,579,615	6,707,890	128,275
8	S&P 500 E-Mini	Mar. 2016	816,787	814,160	(2,627)
8	TOPIX Index	Mar. 2016	1,045,376	1,029,993	(15,383)

					$101,718

(1)	U.S. Treasury Obligations with a combined market value of $599,889 have been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$23,866,530	$—	$—
Exchange Traded Funds	1,158,428	—	—
Affiliated Money Market Mutual Fund	18,644,150	—	—
U.S. Treasury Obligations	—	599,889	—
Other Financial Instruments*
Futures Contracts	101,718	—	—

Total	$43,770,826	$599,889	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds	54.2%
Affiliated Money Market Mutual Fund	42.3
Exchange Traded Funds	2.6
U.S. Treasury Obligations	1.4

100.5
Liabilities in excess of other assets	(0.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from/to broker — variation margin futures	$8,547	*
Equity contracts	Due from/to broker — variation margin futures	128,275	*	Due from/to broker — variation margin futures	18,010	*

Total		$128,275			$26,557

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$31,528
Equity contracts	(313,754)

Total	$(282,226)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(8,547)
Equity contracts	76,980

Total	$68,433

For the year ended December 31, 2015, the Portfolio’s average value at trade date for futures long positions was $7,091,010.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Affiliated investments (cost $42,913,446)	$42,510,680
Unaffiliated investments (cost $1,774,202)	1,758,317
Foreign currency, at value (cost $22,933)	22,963
Dividends and interest receivable	4,163
Receivable for fund share sold	2,315
Prepaid expenses	479

Total Assets	44,298,917

LIABILITIES:
Due to broker—variation margin futures	108,469
Payable for fund share repurchased	71,707
Accrued expenses and other liabilities	53,254
Advisory fees payable	6,268
Distribution fee payable	582
Affiliated transfer agent fee payable	340

Total Liabilities	240,620

NET ASSETS	$44,058,297

Net assets were comprised of:
Paid-in capital	$44,535,239
Retained earnings	(476,942)

Net assets, December 31, 2015	$44,058,297

Net asset value and redemption price per share, $44,058,297 / 4,160,673 outstanding shares of beneficial interest	$10.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income	$53,611
Affiliated dividend income	21,552
Interest income	285

75,448

EXPENSES
Advisory fees	281,293
Distribution fee	54,929
Custodian and accounting fees	72,000
Audit fee	38,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	9,672

Total expenses	488,894
Less: advisory fee waivers and/or expense reimbursement	(244,487)
Less: distribution fee waiver	(29,950)

Net expenses	214,457

NET INVESTMENT LOSS	(139,009)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $392,790)	142,540
Futures transactions	(282,226)
Foreign currency transactions	78,099

(61,587)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(719,999)	(723,807)
Futures	68,433
Foreign currencies	114

(655,260)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(716,847)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(855,856)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(139,009)	$(4,914)
Net realized gain (loss) on investment and foreign currency transactions	(61,587)	45,387
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(655,260)	338,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(855,856)	378,914

FUND SHARE TRANSACTIONS:
Fund share sold [3,993,078 and 1,140,913 shares, respectively]	43,264,123	11,689,209
Fund share repurchased [730,113 and 243,205 shares, respectively]	(7,857,935)	(2,560,158)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	35,406,188	9,129,051

TOTAL INCREASE IN NET ASSETS	34,550,332	9,507,965
NET ASSETS:
Beginning of period	9,507,965	—

End of period	$44,058,297	$9,507,965

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.1%		Value (Note 2)
COMMON STOCKS — 97.3%	Shares
Australia — 6.1%
APA Group	72,388	$455,491
Australia & New Zealand Banking Group Ltd.	123,354	2,489,253
Bank of Queensland Ltd.	233,612	2,356,588
Bendigo & Adelaide Bank Ltd.	39,209	339,151
Caltex Australia Ltd.	17,936	490,257
CIMIC Group Ltd.	38,672	678,375
Commonwealth Bank of Australia	179,795	11,115,709
CSL Ltd.	11,308	862,116
Dexus Property Group, REIT	226,760	1,229,983
Flight Centre Travel Group Ltd.(a)	106,347	3,067,117
Fortescue Metals Group Ltd.(a)	1,039,553	1,398,968
GPT Group (The), REIT	1,302,466	4,510,687
Incitec Pivot Ltd.	121,642	347,583
Macquarie Group Ltd.	68,424	4,093,318
Newcrest Mining Ltd.*	50,080	473,867
Qantas Airways Ltd.*	119,725	354,873
Sonic Healthcare Ltd.	302,002	3,910,057
Stockland, REIT	154,196	457,728
Sydney Airport	73,599	338,725
Wesfarmers Ltd.	223,010	6,723,308
Westpac Banking Corp.	176,741	4,284,153

		49,977,307

Austria — 0.7%
OMV AG	75,038	2,129,984
Voestalpine AG	119,963	3,669,471

		5,799,455

Belgium — 1.5%
Ageas	12,973	602,130
Anheuser-Busch InBev NV	41,015	5,104,231
Groupe Bruxelles Lambert SA	5,405	462,494
KBC Groep NV	90,432	5,654,397
Solvay SA	3,823	408,028

		12,231,280

China
Yangzijiang Shipbuilding Holdings Ltd.	408,000	315,213

Denmark — 2.7%
A.P. Moller-Maersk A/S (Class A Stock)	254	327,080
A.P. Moller-Maersk A/S (Class B Stock)	2,973	3,877,698
ISS A/S	9,033	325,610
Novo Nordisk A/S (Class B Stock)	100,894	5,841,582
Pandora A/S	31,532	3,975,676
Vestas Wind Systems A/S	106,378	7,429,312

		21,776,958

Finland — 1.6%
Fortum OYJ	303,696	4,575,641
Kone OYJ (Class B Stock)	21,955	929,603
Neste OYJ	42,243	1,260,787
Nokian Renkaat OYJ	8,921	318,493
Sampo OYJ (Class A Stock)	25,022	1,270,680
UPM-Kymmene OYJ	267,227	4,961,180

		13,316,384

France — 8.5%
Airbus Group SE	105,040	7,078,408

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Atos SE	5,793	$486,339
AXA SA	128,995	3,524,623
BNP Paribas SA	50,938	2,881,951
Bouygues SA	13,255	525,572
Cap Gemini SA	35,198	3,265,885
Casino Guichard Perrachon SA(a)	6,117	281,021
Christian Dior SE	13,456	2,285,681
Cie Generale des Etablissements Michelin	12,316	1,172,275
Credit Agricole SA	68,117	802,705
Electricite de France SA	294,650	4,339,476
Ingenico Group SA	3,533	445,941
Orange SA	369,131	6,174,018
Pernod Ricard SA	13,976	1,593,894
Peugeot SA*	286,121	5,015,419
Renault SA	12,993	1,300,548
Safran SA	70,066	4,813,754
Sanofi	75,222	6,410,586
SCOR SE	10,079	377,135
Societe Generale SA	100,113	4,613,447
Sodexo SA	6,121	598,006
Thales SA	6,607	494,535
Total SA	191,052	8,565,173
Valeo SA	5,172	797,396
Vinci SA	38,491	2,467,084

		70,310,872

Germany — 8.4%
adidas AG	55,213	5,358,951
Allianz SE	57,957	10,216,601
BASF SE	9,174	698,861
Bayer AG	23,923	2,987,769
Daimler AG	90,366	7,550,482
Deutsche Telekom AG	214,265	3,848,359
Deutsche Wohnen AG	22,526	622,888
Evonik Industries AG	9,753	322,602
Fresenius SE & Co. KGaA	25,203	1,795,276
Hannover Rueck SE	47,436	5,416,723
Infineon Technologies AG	73,867	1,076,892
K+S AG	127,738	3,256,204
Metro AG	118,333	3,769,793
Muenchener Rueckversicherungs- Gesellschaft AG	17,745	3,535,482
OSRAM Licht AG	52,284	2,184,385
ProSiebenSat.1 Media SE	98,611	4,975,081
RWE AG	326,479	4,116,068
SAP SE	64,288	5,101,485
Siemens AG	11,864	1,147,799
TUI AG	32,152	574,080
Volkswagen AG	2,260	347,289

		68,903,070

Hong Kong — 2.9%
AIA Group Ltd.	131,600	786,321
BOC Hong Kong Holdings Ltd.	243,000	739,454
Cathay Pacific Airways Ltd.	1,038,000	1,786,041
Cheung Kong Infrastructure HoldingsLtd.	41,000	378,794
CK Hutchison Holdings Ltd.	484,996	6,519,282
Hang Seng Bank Ltd.	49,800	943,877
Henderson Land Development Co. Ltd.	445,700	2,718,776
Hysan Development Co. Ltd.	391,000	1,597,495

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Kerry Properties Ltd.	474,000	$1,289,929
Link REIT (The), REIT	921,500	5,493,875
Sino Land Co. Ltd.	212,000	308,832
Wharf Holdings Ltd. (The)	90,000	496,213
Wheelock & Co. Ltd.	234,000	981,907

		24,040,796

Ireland — 1.2%
Kerry Group PLC (Class A Stock)	10,053	831,787
Ryanair Holdings PLC, ADR	39,195	3,388,800
Shire PLC	85,715	5,880,718

		10,101,305

Israel — 1.7%
Bank Hapoalim BM	856,773	4,422,666
Check Point Software Technologies Ltd.*	12,500	1,017,250
Teva Pharmaceutical Industries Ltd.	133,957	8,739,477

		14,179,393

Italy — 1.2%
Atlantia SpA	28,178	745,550
Eni SpA	126,526	1,879,959
Intesa Sanpaolo SpA	826,869	2,746,047
Mediobanca SpA	41,003	393,059
Telecom Italia SpA, (CHIX)	386,344	396,518
Telecom Italia SpA, (SGMX)*	1,159,626	1,469,619
UnipolSai SpA	1,004,104	2,554,559

		10,185,311

Japan — 23.6%
Alfresa Holdings Corp.	18,100	357,480
Alps Electric Co. Ltd.	156,300	4,238,547
Amada Holdings Co. Ltd.	49,400	471,409
Asahi Glass Co. Ltd.(a)	69,000	395,291
Asahi Kasei Corp.	742,000	5,017,483
Astellas Pharma, Inc.	136,600	1,944,606
Bandai Namco Holdings, Inc.	44,200	933,819
Bank of Yokohama Ltd. (The)	74,000	453,591
Central Japan Railway Co.	9,700	1,722,079
Chiba Bank Ltd. (The)	48,000	340,619
Chubu Electric Power Co., Inc.	42,400	580,614
Citizen Holdings Co. Ltd.	44,900	322,709
Daicel Corp.	170,600	2,538,853
Dai-ichi Life Insurance Co. Ltd. (The)	69,800	1,161,311
Daiichi Sankyo Co. Ltd.	255,100	5,265,190
Daikin Industries Ltd.	15,100	1,099,607
Daiwa House Industry Co. Ltd.	117,600	3,380,571
Dentsu, Inc.	24,200	1,324,035
Fuji Heavy Industries Ltd.	153,000	6,303,030
FUJIFILM Holdings Corp.	143,200	5,976,094
Fukuoka Financial Group, Inc.	68,000	337,186
Hoshizaki Electric Co. Ltd.	4,700	292,177
Hoya Corp.	27,100	1,108,189
Ibiden Co. Ltd.	21,100	302,498
ITOCHU Corp.	102,100	1,207,685
J Front Retailing Co. Ltd.	20,700	300,929
Japan Airlines Co. Ltd.	9,300	332,874
Japan Post Holdings Co. Ltd.*	28,800	446,874
Japan Tobacco, Inc.	139,100	5,106,886
JFE Holdings, Inc.	143,100	2,247,014
Joyo Bank Ltd. (The)	71,000	335,748

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
JTEKT Corp.	20,200	$330,635
Kansai Electric Power Co., Inc. (The)*	45,100	540,740
Kawasaki Heavy Industries Ltd.	93,000	344,090
KDDI Corp.	312,900	8,126,074
Koito Manufacturing Co. Ltd.	43,000	1,763,320
Konami Holdings Corp.	34,900	830,779
Konica Minolta, Inc.	30,700	307,466
Kubota Corp.	73,000	1,127,751
Kuraray Co. Ltd.(a)	25,700	311,299
Makita Corp.	7,600	437,963
Marubeni Corp.	106,500	547,527
Mazda Motor Corp.	231,800	4,783,137
Medipal Holdings Corp.	114,500	1,951,538
MEIJI Holdings Co. Ltd.	8,000	660,797
Mitsubishi Chemical Holdings Corp.	97,100	616,072
Mitsubishi Gas Chemical Co., Inc.	63,000	322,152
Mitsubishi Heavy Industries Ltd.	200,000	874,500
Mitsubishi Materials Corp.	742,000	2,337,040
Mitsubishi Motors Corp.	41,200	348,574
Mitsubishi UFJ Financial Group, Inc.	1,147,800	7,109,759
Mitsubishi UFJ Lease & Finance Co.Ltd.	61,700	317,523
Mitsui & Co. Ltd.	108,900	1,293,954
Mixi, Inc.	11,100	415,178
Mizuho Financial Group, Inc.	4,203,800	8,407,601
Murata Manufacturing Co. Ltd.	51,200	7,366,722
NEC Corp.	168,000	532,311
Nexon Co. Ltd.	135,700	2,207,532
NGK Insulators Ltd.	119,000	2,682,283
NH Foods Ltd.	17,000	333,198
NHK Spring Co. Ltd.	154,200	1,546,053
Nikon Corp.(a)	24,000	321,443
Nippon Steel & Sumitomo Metal Corp.	48,800	965,379
Nippon Telegraph & Telephone Corp.	194,400	7,736,754
Nippon Yusen Kabushiki Kaisha	311,000	753,768
Nissan Motor Co. Ltd.	549,400	5,752,626
Nitori Holdings Co. Ltd.	5,000	419,909
Nomura Holdings, Inc.	230,900	1,286,126
Nomura Real Estate Holdings, Inc.	16,600	307,967
NTT DOCOMO, Inc.	91,900	1,885,016
Obayashi Corp.	425,000	3,921,562
ORIX Corp.	394,900	5,539,840
Otsuka Holdings Co. Ltd.	165,800	5,890,698
Resona Holdings, Inc.	960,500	4,664,415
Ryohin Keikaku Co. Ltd.	1,600	324,018
Sekisui House Ltd.	39,700	667,506
Shimano, Inc.	7,200	1,105,622
Shimizu Corp.	44,000	358,786
SMC Corp.	3,500	909,069
Sony Corp.	82,000	2,015,297
Sumitomo Chemical Co. Ltd.	95,000	545,594
Sumitomo Corp.	74,700	761,591
Sumitomo Metal Mining Co. Ltd.	142,000	1,723,726
Sumitomo Mitsui Financial Group, Inc.	214,200	8,084,133
Sumitomo Mitsui Trust Holdings, Inc.	216,000	818,064
Suruga Bank Ltd.	16,100	331,798
Suzuki Motor Corp.	23,300	707,943
Taisei Corp.	165,000	1,086,850
TDK Corp.	8,000	512,351
Teijin Ltd.	111,000	378,273
Tohoku Electric Power Co., Inc.	30,000	375,039

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Tokyo Electric Power Co., Inc.*	95,200	$548,186
Tokyo Electron Ltd.	11,200	678,550
Toyota Industries Corp.	10,600	566,818
Toyota Motor Corp.	113,100	6,964,587
USS Co. Ltd.	34,800	522,899
West Japan Railway Co.	91,700	6,338,583
Yahoo! Japan Corp.	92,200	374,784
Yamada Denki Co. Ltd.	141,700	612,077
Yokogawa Electric Corp.	240,500	2,892,239

		194,268,452

Netherlands — 4.2%
AerCap Holdings NV*	97,300	4,199,468
Fiat Chrysler Automobiles NV*	59,646	828,360
Heineken Holding NV	54,670	4,208,887
Heineken NV	61,632	5,252,119
Koninklijke Ahold NV	15,536	327,710
NN Group NV	134,856	4,758,137
Randstad Holding NV	8,490	528,687
Royal Dutch Shell PLC (Class A Stock)	267,371	6,055,765
Royal Dutch Shell PLC (Class B Stock)	162,745	3,709,132
Wolters Kluwer NV	147,178	4,942,783

		34,811,048

New Zealand — 0.3%
Spark New Zealand Ltd.	943,955	2,125,462

Norway — 0.7%
DNB ASA	63,181	778,467
Orkla ASA	53,135	419,178
Yara International ASA	107,372	4,617,883

		5,815,528

Portugal — 0.1%
EDP - Energias de Portugal SA	150,926	543,841
Galp Energia SGPS SA (Class B Stock)	30,383	354,531

		898,372

Singapore — 0.9%
Ascendas Real Estate Investment Trust, REIT	197,400	316,365
Keppel Corp. Ltd.	95,000	433,977
Oversea-Chinese Banking Corp. Ltd.	194,326	1,201,406
United Overseas Bank Ltd.	84,600	1,166,365
Wilmar International Ltd.	2,025,500	4,179,278

		7,297,391

South Africa — 0.5%
Investec PLC	39,482	278,389
Mondi PLC	212,589	4,166,926

		4,445,315

Spain — 2.1%
ACS Actividades de Construccion y Servicios SA	12,620	369,232
Amadeus IT Holding SA (Class A Stock)	28,162	1,241,237
Banco Santander SA	182,893	899,723
Bankinter SA	44,263	313,885
Enagas SA	14,141	398,891
Endesa SA(a)	176,923	3,554,339
Ferrovial SA	103,404	2,338,310
Grifols SA	9,895	457,367

COMMON STOCKS (continued)	Shares	Value (Note 2)
Spain (continued)
Industria de Diseno Textil SA	184,155	$6,326,518
Red Electrica Corp. SA	7,158	597,908
Telefonica SA	92,225	1,023,143

		17,520,553

Sweden — 3.7%
Atlas Copco AB (Class B Stock)	25,818	593,566
Boliden AB	247,341	4,143,999
Electrolux AB (Class B Stock)	77,196	1,862,539
ICA Gruppen AB	117,208	4,256,567
Investment AB Kinnevik (Class B Stock)	15,270	470,336
Investor AB (Class B Stock)	142,706	5,244,472
Nordea Bank AB	198,431	2,177,137
Securitas AB (Class B Stock)	22,827	349,046
Skanska AB (Class B Stock)	120,617	2,339,198
Svenska Cellulosa AB SCA (Class B Stock)	232,639	6,741,905
Swedbank AB (Class A Stock)	59,911	1,319,455
Swedish Match AB	12,714	449,280
Volvo AB (Class B Stock)	32,778	303,936

		30,251,436

Switzerland — 8.1%
Actelion Ltd.*	6,800	944,817
Baloise Holding AG	18,659	2,364,811
Chocoladefabriken Lindt & Spruengli AG	7	521,506
Kuehne & Nagel International AG	15,992	2,190,891
Lonza Group AG*	9,064	1,474,123
Nestle SA	157,715	11,708,013
Novartis AG	148,090	12,738,595
Partners Group Holding AG	1,035	372,221
Roche Holding AG	57,829	16,024,902
Schindler Holding AG, (BRN)	3,974	664,846
Schindler Holding AG, (SWX)	1,942	327,497
SGS SA	1,503	2,856,452
Swiss Life Holding AG*	10,970	2,954,768
Swiss Prime Site AG*	4,312	336,753
Swiss Re AG	68,025	6,643,750
UBS Group AG	236,868	4,595,114

		66,719,059

United Kingdom — 16.4%
3i Group PLC	65,487	463,900
Anglo American PLC	72,733	319,097
Ashtead Group PLC	68,289	1,123,896
AstraZeneca PLC	22,975	1,551,910
Auto Trader Group PLC*	51,774	337,561
BAE Systems PLC	190,874	1,405,321
Barratt Developments PLC	513,490	4,731,692
BG Group PLC	223,498	3,239,810
BP PLC	1,891,632	9,830,273
British American Tobacco PLC	120,436	6,688,336
British Land Co. PLC (The), REIT	64,831	750,155
BT Group PLC	551,593	3,830,051
Capita PLC	44,250	787,323
Diageo PLC	23,451	640,398
Direct Line Insurance Group PLC	90,113	540,151
Dixons Carphone PLC	63,439	466,856
easyJet PLC	177,146	4,543,287
GlaxoSmithKline PLC	321,267	6,488,296
Hammerson PLC, REIT	504,587	4,460,758

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
HSBC Holdings PLC	1,811,931	$14,303,859
Imperial Tobacco Group PLC	171,612	9,064,197
International Consolidated Airlines Group SA	53,576	480,214
Intertek Group PLC	10,554	431,730
ITV PLC	249,311	1,015,039
J Sainsbury PLC	1,192,463	4,541,169
Land Securities Group PLC, REIT	117,118	2,030,256
Legal & General Group PLC	469,730	1,853,520
Marks & Spencer Group PLC	108,603	723,104
Meggitt PLC	55,925	308,778
National Grid PLC	582,562	8,034,502
Next PLC	9,553	1,025,720
Old Mutual PLC	315,546	830,100
Persimmon PLC*	19,974	595,895
Petrofac Ltd.	27,753	325,536
Provident Financial PLC	85,340	4,231,409
Reckitt Benckiser Group PLC	41,609	3,849,951
Rexam PLC	46,433	414,162
Rio Tinto PLC	82,158	2,392,067
Royal Mail PLC	179,258	1,174,125
RSA Insurance Group PLC	66,924	420,041
SABMiller PLC	62,814	3,757,809
Segro PLC, REIT	359,536	2,275,328
Severn Trent PLC	15,633	499,737
Smith & Nephew PLC	19,671	350,580
SSE PLC	67,563	1,517,052
Taylor Wimpey PLC	1,663,978	4,974,265
Unilever NV, CVA	144,247	6,286,910
Vodafone Group PLC	1,738,926	5,638,965

		135,545,091

United States — 0.2%
Carnival PLC	17,698	1,008,662
QIAGEN NV*	14,262	386,562
Transocean Ltd.(a)	24,929	311,625

		1,706,849

TOTAL COMMON STOCKS (cost $810,064,051)		802,541,900

EXCHANGE TRADED FUND — 1.6%
iShares MSCI EAFE ETF(a) (cost $13,830,471)	227,570	13,369,738

PREFERRED STOCK — 0.2%
Germany
Volkswagen AG (PRFC) (cost $2,627,265)	11,867	1,713,359

		Units	Value (Note 2)
RIGHTS*
Singapore
Ascendas Real Estate Investment Trust, expiring 01/13/16 (cost $0)		7,402	$284

TOTAL LONG-TERM INVESTMENTS (cost $826,521,787)			817,625,281

SHORT-TERM INVESTMENTS — 2.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 2.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost 18,641,269; includes $16,171,878 of cash collateral for securities on loan)(b)(w) (Note 4)		18,641,269	18,641,269

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n)
U.S. Treasury Bills
0.210%	03/03/16	300	299,947
0.260%	03/17/16	150	149,970

TOTAL U.S. TREASURY OBLIGATIONS (cost $449,810)			449,917

TOTAL SHORT-TERM INVESTMENTS (cost $19,091,079)			19,091,186

TOTAL INVESTMENTS — 101.4% (cost $845,612,866)			836,716,467
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.4)%			(11,656,762)

NET ASSETS — 100.0%			$825,059,705

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,375,962; cash collateral of $16,171,878 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Long Position:
90	Mini MSCI EAFE Index	Mar. 2016	$7,494,300	$7,641,900	$147,600

(1)	U.S. Treasury Obligations with a market value of $449,917 have been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$49,977,307	$—
Austria	—	5,799,455	—
Belgium	—	12,231,280	—
China	—	315,213	—
Denmark	—	21,776,958	—
Finland	—	13,316,384	—
France	—	70,310,872	—
Germany	—	68,903,070	—
Hong Kong	—	24,040,796	—
Ireland	3,388,800	6,712,505	—
Israel	1,017,250	13,162,143	—
Italy	—	10,185,311	—
Japan	446,874	193,821,578	—
Netherlands	4,199,468	30,611,580	—
New Zealand	—	2,125,462	—
Norway	—	5,815,528	—
Portugal	—	898,372	—
Singapore	—	7,297,391	—
South Africa	—	4,445,315	—
Spain	—	17,520,553	—
Sweden	—	30,251,436	—
Switzerland	521,506	66,197,553	—
United Kingdom	6,286,910	129,258,181	—
United States	1,008,662	698,187	—
Exchange Traded Fund	13,369,738	—	—
Preferred Stocks
Germany	—	1,713,359	—
Rights:
Singapore	—	284	—
U. S. Treasury Obligations	—	449,917	—
Affiliated Money Market Mutual Fund	18,641,269	—	—
Other Financial Instruments*
Futures	147,600	—	—

Total	$49,028,077	$787,835,990	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	11.7%
Pharmaceuticals	9.7
Insurance	6.0
Automobiles	5.0
Oil, Gas & Consumable Fuels	4.5
Diversified Telecommunication Services	3.2
Real Estate Investment Trusts (REITs)	2.6
Tobacco	2.6
Beverages	2.5
Food & Staples Retailing	2.4
Metals & Mining	2.4
Chemicals	2.3
Food Products	2.3
Affiliated Money Market Mutual Fund (2.0% represents investments purchased with collateral from securities on loan)	2.3
Electric Utilities	2.1
Electronic Equipment, Instruments & Components	1.9
Wireless Telecommunication Services	1.9
Household Durables	1.8
Aerospace & Defense	1.7
Construction & Engineering	1.7
Exchange Traded Funds	1.6
Media	1.5
Multi-Utilities	1.5
Real Estate Management & Development	1.5
Diversified Financial Services	1.5
Textiles, Apparel & Luxury Goods	1.4
Capital Markets	1.4
Airlines	1.3
Machinery	1.3
Household Products	1.3
Electrical Equipment	1.2

Software	1.1%
Trading Companies & Distributors	1.1
Paper & Forest Products	1.1
Specialty Retail	1.0
Industrial Conglomerates	1.0
Road & Rail	1.0
Health Care Providers & Services	1.0
Marine	0.9
Technology Hardware, Storage & Peripherals	0.8
Personal Products	0.8
Auto Components	0.7
Hotels, Restaurants & Leisure	0.6
IT Services	0.6
Professional Services	0.6
Consumer Finance	0.5
Multiline Retail	0.3
Biotechnology	0.3
Leisure Products	0.2
Life Sciences Tools & Services	0.2
Semiconductors & Semiconductor Equipment	0.2
Building Products	0.2
Air Freight & Logistics	0.2
Internet Software & Services	0.1
Healthcare Equipment & Supplies	0.1
Transportation Infrastructure	0.1
Gas Utilities	0.1
Commercial Services & Supplies	0.1
Energy Equipment & Services	0.1
Water Utilities	0.1
Life & Health Insurance	0.1
Containers & Packaging	0.1

101.4
Liabilities in excess of other assets	(1.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$147,600	*	—	$—
Equity contracts	Unaffiliated investments	284		—	—

Total		$147,884			$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$171,468	$(515,927)	$(344,459)

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Total
Equity contracts	$284	$147,600	$147,884

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended December 31, 2015, the Portfolio’s average value at trade date for futures long positions was $7,377,088.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value, including securities on loan of $15,375,962:
Unaffiliated investments (cost $826,971,597)	$818,075,198
Affiliated investments (cost $18,641,269)	18,641,269
Foreign currency, at value (cost $2,222,455)	2,225,628
Tax reclaim receivable	1,246,181
Dividends receivable	1,010,809
Receivable for investments sold	296,357
Receivable from affiliate	266,908
Receivable for fund share sold	28,475
Prepaid expenses	6,935

Total Assets	841,797,760

LIABILITIES:
Payable to broker for collateral for securities on loan	16,171,878
Accrued expenses and other liabilities	233,842
Advisory fees payable	204,504
Due to broker—variation margin futures	101,151
Distribution fee payable	23,491
Payable for fund share repurchased	2,849
Affiliated transfer agent fee payable	340

Total Liabilities	16,738,055

NET ASSETS	$825,059,705

Net assets were comprised of:
Paid-in capital	$828,123,216
Retained earnings	(3,063,511)

Net assets, December 31, 2015	$825,059,705

Net asset value and redemption price per share, $825,059,705 / 80,983,196 outstanding shares of beneficial interest	$10.19

STATEMENT OF OPERATIONS

For the Period January 5, 2015* through December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $2,680,407, includes $266,908 reimbursable by an affiliate)	$26,220,824
Affiliated income from securities lending, net	43,129
Affiliated dividend income	22,518

26,286,471

EXPENSES
Advisory fees	6,611,724
Distribution fee	1,478,173
Custodian and accounting fees	431,000
Audit fee	46,000
Trustees’ fees	18,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Shareholders’ reports	6,000
Insurance expenses	4,000
Loan interest expense	2,067
Miscellaneous	42,962

Total expenses	8,662,926
Less: advisory fee waivers and/or expense reimbursement	(419,675)

Net expenses	8,243,251

NET INVESTMENT INCOME	18,043,220

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(10,203,267)
Futures transactions	(515,927)
Foreign currency transactions	(1,594,468)

(12,313,662)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,896,399)
Futures	147,600
Foreign currencies	(44,270)

(8,793,069)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(21,106,731)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,063,511)

STATEMENT OF CHANGES IN NET ASSETS

January 5, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,043,220
Net realized loss on investment and foreign currency transactions	(12,313,662)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,793,069)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(3,063,511)

FUND SHARE TRANSACTIONS:
Fund share sold [89,568,076 shares]	918,854,901
Fund share repurchased [8,584,880 shares]	(90,731,685)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	828,123,216

TOTAL INCREASE IN NET ASSETS	825,059,705
NET ASSETS:
Beginning of period	—

End of period	$825,059,705

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS — 75.7%	Shares	Value (Note 2)
Aerospace & Defense — 1.1%
Airbus Group SE (France)	976	$65,770
Astrotech Corp.*	2,863	4,380
B/E Aerospace, Inc.	22	932
Boeing Co. (The)	1,246	180,159
KLX, Inc.*	205	6,312
LIG Nex1 Co. Ltd. (South Korea)*	98	8,650
Lockheed Martin Corp.	20	4,343
Northrop Grumman Corp.	7	1,322
Rockwell Collins, Inc.	203	18,737
Rolls-Royce Holdings PLC (United Kingdom)*	332,422	490
Rolls-Royce Holdings PLC (United Kingdom)*	3,025	25,623
TASER International, Inc.*	142	2,455
Textron, Inc.	211	8,864
United Technologies Corp.	241	23,153
Zodiac Aerospace (France)	478	11,381

		362,571

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	125	7,753
FedEx Corp.	219	32,629
Hyundai Glovis Co. Ltd. (South Korea)*	15	2,444
United Parcel Service, Inc. (Class B Stock)	280	26,944
XPO Logistics, Inc.*	153	4,169

		73,939

Airlines — 0.8%
Air Arabia PJSC (United Arab Emirates)	15,816	5,833
Alaska Air Group, Inc.	242	19,483
American Airlines Group, Inc.	3,727	157,838
Delta Air Lines, Inc.	164	8,313
easyJet PLC (United Kingdom)	704	18,056
Flybe Group PLC (United Kingdom)*	3,722	5,021
JetBlue Airways Corp.*	135	3,058
Ryanair Holdings PLC (Ireland), ADR	301	26,024
Spirit Airlines, Inc.*	62	2,471
United Continental Holdings, Inc.*	397	22,748

		268,845

Auto Components — 0.8%
Aisin Seiki Co. Ltd. (Japan)	300	12,912
BorgWarner, Inc.	26	1,124
Delphi Automotive PLC (United Kingdom)	83	7,116
Dometic Group AB (Sweden), 144A*	564	3,628
GKN PLC (United Kingdom)	4,040	18,333
Hyundai Mobis Co. Ltd. (South Korea)*	112	23,434
Johnson Controls, Inc.	2,038	80,481
Koito Manufacturing Co. Ltd. (Japan)	900	36,907
Leoni AG (Germany)	514	20,203
Minth Group Ltd. (China)	2,000	3,973
Musashi Seimitsu Industry Co. Ltd. (Japan)	300	6,118
NHK Spring Co. Ltd. (Japan)	400	4,010
Nifco, Inc. (Japan)	200	9,263
Press Kogyo Co. Ltd. (Japan)	1,900	8,249
S&T Motiv Co. Ltd. (South Korea)*	69	5,032
Weifu High-Technology Group Co. Ltd. (China) (Class B Stock)	1,600	4,110

		244,893

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles — 0.5%
Astra International Tbk PT (Indonesia)	17,600	$7,581
BAIC Motor Corp. Ltd. (China) (Class H Stock), 144A	3,000	2,996
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	2,000	2,649
Ferrari NV (Italy)*	31	1,488
Honda Motor Co. Ltd. (Japan)	1,200	38,354
Hyundai Motor Co. (South Korea)	88	11,099
Mitsubishi Motors Corp. (Japan)	2,400	20,305
Tata Motors Ltd. (India), ADR*	665	19,598
Tesla Motors, Inc.*	164	39,362

		143,432

Banks — 4.5%
Ashikaga Holdings Co. Ltd. (Japan)	1,800	7,016
Axis Bank Ltd. (India), GDR, RegS	959	32,270
Banco Bilbao Vizcaya Argentaria SA (Spain)	3,926	28,687
Banco Santander Chile (Chile), ADR	196	3,457
Bank Central Asia Tbk PT (Indonesia)	29,700	28,455
Bank of America Corp.	3,545	59,662
Bank of China Ltd. (China) (Class H Stock)	13,000	5,768
Bank of the Ryukyus Ltd. (Japan)	400	5,631
Barclays PLC (United Kingdom)	4,705	15,144
Barclays PLC (United Kingdom), ADR	2,820	36,547
BDO Unibank, Inc. (Philippines)	3,300	7,335
BNP Paribas SA (France)	545	30,835
Boston Private Financial Holdings, Inc.	845	9,582
CIT Group, Inc.	231	9,171
Citigroup, Inc.	2,912	150,696
Comerica, Inc.	299	12,507
Danske Bank A/S (Denmark)	1,087	29,167
DnB ASA (Norway)	1,705	21,008
East West Bancorp, Inc.	42	1,746
Erste Group Bank AG (Austria)*	556	17,397
Farmers Capital Bank Corp.*	300	8,133
Fifth Third Bancorp	1,191	23,939
First Gulf Bank PJSC (United Arab Emirates)	1,160	3,984
First Niagara Financial Group, Inc.	938	10,177
First Republic Bank	177	11,693
Grupo Aval Acciones y Valores SA (Colombia), ADR	560	3,651
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock), ADR	2,690	23,322
HDFC Bank Ltd. (India), ADR	799	49,218
ICICI Bank Ltd. (India), ADR	1,495	11,706
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	13,000	7,792
ING Groep NV (Netherlands), CVA	2,601	35,192
JPMorgan Chase & Co.	3,160	208,655
Kasikornbank PCL (Thailand), NVDR	2,100	8,729
Lloyds Banking Group PLC (United Kingdom)	64,116	68,989
National Bank of Canada (Canada)	631	18,382
Preferred Bank	214	7,066
Qatar National Bank SAQ (Qatar)	75	3,597
Republic First Bancorp, Inc.*	1,018	4,408
Royal Bank of Scotland Group PLC (United Kingdom)*	20,229	89,920
Sberbank of Russia (Russia), ADR	3,762	22,121

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Shinhan Financial Group Co. Ltd. (South Korea)*	268	$9,003
Signature Bank*	78	11,963
Standard Chartered PLC (United Kingdom)	3,297	27,356
Svenska Handelsbanken AB (Sweden) (Class A Stock)	4,474	59,421
TCF Financial Corp.	718	10,138
Toronto-Dominion Bank (The) (Canada)	676	26,499
Turkiye Garanti Bankasi A/S (Turkey)	8,850	21,560
UniCredit SpA (Italy)	2,320	12,827
United Overseas Bank Ltd. (Singapore)	1,600	22,059
US Bancorp	932	39,768
Wells Fargo & Co.	1,292	70,233

		1,443,582

Beverages — 0.8%
Anheuser-Busch InBev NV (Belgium)	107	13,316
Baron de Ley (Spain)*	32	3,860
Coca-Cola Co. (The)	949	40,769
Coca-Cola Enterprises, Inc.	520	25,605
Constellation Brands, Inc. (Class A Stock)	85	12,107
Diageo PLC (United Kingdom)	1,155	31,541
Molson Coors Brewing Co. (Class B Stock)	17	1,597
Monster Beverage Corp.*	18	2,681
PepsiCo, Inc.	842	84,133
SABMiller PLC (United Kingdom) (XJSE)	347	20,917
SABMiller PLC (United Kingdom) (XLON)	324	19,383

		255,909

Biotechnology — 2.3%
AbbVie, Inc.	28	1,659
Abcam PLC (United Kingdom)	1,195	11,706
ACADIA Pharmaceuticals, Inc.*	219	7,807
Alexion Pharmaceuticals, Inc.*	520	99,190
Alkermes PLC*	142	11,272
Alnylam Pharmaceuticals, Inc.*	106	9,979
Amgen, Inc.	11	1,786
Anacor Pharmaceuticals, Inc.*	41	4,632
Anavex Life Sciences Corp.*	323	1,799
Baxalta, Inc.	1,087	42,426
Biogen, Inc.*	109	33,392
BioMarin Pharmaceutical, Inc.*	111	11,628
Bluebird Bio, Inc.*	49	3,147
Celgene Corp.*	707	84,670
Cepheid, Inc.*	132	4,822
CSL Ltd. (Australia)	249	18,984
Dyax Corp.*	146	5,493
Gilead Sciences, Inc.	1,446	146,321
Grifols SA (Spain)	195	9,013
Grifols SA (Spain), ADR	752	24,365
Incyte Corp.*	215	23,317
Insmed, Inc.*	81	1,470
Intercept Pharmaceuticals, Inc.*	17	2,539
Ionis Pharmaceuticals, Inc.*	164	10,157
Medivation, Inc.*	117	5,656
Neurocrine Biosciences, Inc.*	20	1,131
Radius Health, Inc.*	58	3,569
Recro Pharma, Inc.*	337	3,033
Regeneron Pharmaceuticals, Inc.*	122	66,230
Seattle Genetics, Inc.*	158	7,091

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
T2 Biosystems, Inc.*	91	$996
TESARO, Inc.*	40	2,093
United Therapeutics Corp.*	60	9,397
Vertex Pharmaceuticals, Inc.*	456	57,378

		728,148

Building Products — 0.3%
Assa Abloy AB (Sweden) (Class B Stock)	1,264	26,459
Fortune Brands Home & Security, Inc.	205	11,377
Lindab International AB (Sweden)	559	4,133
Masco Corp.	284	8,037
Nibe Industrier AB (Sweden) (Class B Stock)	154	5,173
Polypipe Group PLC (United Kingdom)	1,406	7,234
Sanwa Holdings Corp. (Japan)	1,100	8,700
Volution Group PLC (United Kingdom)	2,841	7,979

		79,092

Capital Markets — 2.7%
3i Group PLC (United Kingdom)	307	2,175
Ameriprise Financial, Inc.	591	62,894
Avanza Bank Holding AB (Sweden)	207	8,990
Banca Generali SpA (Italy)	194	6,103
Bank of New York Mellon Corp. (The)	3,894	160,511
BlackRock, Inc.	85	28,944
BT Investment Management Ltd. (Australia)	908	8,445
Credit Suisse Group AG (Switzerland)*	2,543	54,781
E*Trade Financial Corp.*	378	11,204
GAM Holding AG (Switzerland)*	1,731	28,653
Intermediate Capital Group PLC (United Kingdom)	668	6,158
Intertrust NV (Netherlands), 144A*	170	3,743
Investec PLC (South Africa)	4,478	31,575
IP Group PLC (United Kingdom)*	1,644	4,968
Julius Baer Group Ltd. (Switzerland)*	454	21,963
Jupiter Fund Management PLC (United Kingdom)	1,686	11,205
Morgan Stanley	5,861	186,438
Northern Trust Corp.	340	24,511
Partners Group Holding AG (Switzerland)	35	12,587
Rathbone Brothers PLC (United Kingdom)	126	4,087
Raymond James Financial, Inc.	185	10,724
Saigon Securities, Inc. (Vietnam)*	3,773	3,721
SEI Investments Co.	165	8,646
State Street Corp.	1,205	79,964
TD Ameritrade Holding Corp.	1,906	66,157
Vostok New Ventures Ltd. (Sweden), SDR*	458	2,957
Waddell & Reed Financial, Inc. (Class A Stock)	299	8,569
WisdomTree Investments, Inc.	85	1,333

		862,006

Chemicals — 2.2%
Agrium, Inc. (Canada)	110	9,827
Air Liquide SA (France)	151	16,952
Air Products & Chemicals, Inc.	98	12,751
Air Water, Inc. (Japan)	1,000	16,083
Airgas, Inc.	241	33,335
Ashland, Inc.	742	76,203
Calgon Carbon Corp.	411	7,090

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Celanese Corp. (Class A Stock)	1,036	$69,754
CF Industries Holdings, Inc.	240	9,794
Chugoku Marine Paints Ltd. (Japan)	1,000	7,345
Dow Chemical Co. (The)	70	3,604
E.I. du Pont de Nemours & Co.	820	54,612
Ecolab, Inc.	343	39,232
Flotek Industries, Inc.*	160	1,830
Fufeng Group Ltd. (China)(g)	16,000	7,196
Incitec Pivot Ltd. (Australia)	5,998	17,139
International Flavors & Fragrances, Inc.	44	5,264
Johnson Matthey PLC (United Kingdom)	81	3,169
JSR Corp. (Japan)	1,400	21,818
Koninklijke DSM NV (Netherlands)	549	27,530
LG Chem Ltd. (South Korea)	6	1,656
Linde AG (Germany)	109	15,746
Methanex Corp. (Canada)	30	990
Minerals Technologies, Inc.	60	2,752
Monsanto Co.	76	7,488
NewMarket Corp.	7	2,665
Nihon Parkerizing Co. Ltd. (Japan)	900	9,170
Nippon Soda Co. Ltd. (Japan)	1,000	5,950
Nissan Chemical Industries Ltd. (Japan)	300	6,810
PolyOne Corp.	60	1,906
PPG Industries, Inc.	5	494
Praxair, Inc.	201	20,582
RPM International, Inc.	1,458	64,239
Sherwin-Williams Co. (The)	141	36,604
Shin-Etsu Chemical Co. Ltd. (Japan)	100	5,437
Sumitomo Seika Chemicals Co. Ltd. (Japan)	1,000	6,084
Syngenta AG (Switzerland)	70	27,398
Syngenta AG (Switzerland), ADR	97	7,637
Taiyo Holdings Co. Ltd. (Japan)	100	3,841
Umicore SA (Belgium)	56	2,348
Victrex PLC (United Kingdom)	811	21,500
WR Grace & Co.*	95	9,461

		701,286

Commercial Services & Supplies — 0.5%
ARC Document Solutions, Inc.*	759	3,355
Brambles Ltd. (Australia)	2,059	17,244
Downer EDI Ltd. (Australia)	6,688	17,398
Edenred (France)	272	5,142
Healthcare Services Group, Inc.	288	10,043
KAR Auction Services, Inc.	226	8,369
PayPoint PLC (United Kingdom)	644	8,749
Ritchie Bros. Auctioneers, Inc. (Canada)	83	2,001
Serco Group PLC (United Kingdom)*	4,951	6,890
Tyco International PLC	2,556	81,511

		160,702

Communications Equipment — 0.5%
Brocade Communications Systems, Inc.	655	6,013
Cisco Systems, Inc.	1,429	38,805
Juniper Networks, Inc.	2,160	59,616
Lumentum Holdings, Inc.*	245	5,395
Palo Alto Networks, Inc.*	82	14,443
QUALCOMM, Inc.	245	12,246
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	2,566	24,740

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
Viavi Solutions, Inc.*	771	$4,695

		165,953

Construction & Engineering — 0.1%
Chicago Bridge & Iron Co. NV	109	4,250
CIMIC Group Ltd. (Australia)	971	17,033
SPIE SA (France)*	236	4,350

		25,633

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	2,000	5,346
Fletcher Building Ltd. (New Zealand)	3,429	17,184
James Hardie Industries PLC (Ireland), CDI	1,165	14,688
LafargeHolcim Ltd. (Switzerland)*	320	16,024
Martin Marietta Materials, Inc.	162	22,126
Siam Cement PCL (The) (Thailand), NVDR	400	5,090
Vulcan Materials Co.	180	17,095

		97,553

Consumer Finance — 0.4%
Ally Financial, Inc.*	400	7,456
American Express Co.	679	47,224
Credit Saison Co. Ltd. (Japan)	1,700	33,494
Credito Real SAB de CV SOFOM ER (Mexico)*	1,402	3,542
Discover Financial Services	580	31,100

		122,816

Containers & Packaging — 0.3%
Amcor Ltd. (Australia)	2,163	21,014
Avery Dennison Corp.	60	3,760
Ball Corp.	88	6,400
Bemis Co., Inc.	90	4,022
Berry Plastics Group, Inc.*	186	6,729
BillerudKorsnas AB (Sweden)	220	4,071
Crown Holdings, Inc.*	170	8,619
Huhtamaki OYJ (Finland)	153	5,552
Packaging Corp. of America	170	10,719
Vidrala SA (Spain)	63	3,205
WestRock Co.	166	7,573

		81,664

Distributors
LKQ Corp.*	420	12,445

Diversified Consumer Services — 0.1%
Benesse Holdings, Inc. (Japan)	900	25,918
TAL Education Group (China), ADR*	177	8,225

		34,143

Diversified Financial Services — 0.4%
Banca Mediolanum SpA (Italy)	2,162	17,175
Bursa Malaysia Bhd (Malaysia)(g)	1,900	3,689
FirstRand Ltd. (South Africa)	2,993	8,180
GT Capital Holdings, Inc. (Philippines)	225	6,303
Intercontinental Exchange, Inc.	259	66,371
Japan Securities Finance Co. Ltd. (Japan)	1,400	7,137
McGraw Hill Financial, Inc.	192	18,927

		127,782

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services — 0.8%
Bezeq Israeli Telecommunication Corp. Ltd. (Israel)	5,557	$12,233
Frontier Communications Corp.	3,029	14,145
Iliad SA (France)	66	15,733
Nippon Telegraph & Telephone Corp. (Japan)	2,600	103,475
TDC A/S (Denmark)	2,246	11,183
Telecom Italia SpA (Italy)	29,817	30,602
Telefonica Deutschland Holding AG (Germany)	5,181	27,328
Telefonica SA (Spain)	3,392	37,631

		252,330

Electric Utilities — 1.2%
American Electric Power Co., Inc.	847	49,355
Edison International	1,479	87,572
EDP – Energias do Brasil SA (Brazil)	6,600	20,086
El Paso Electric Co.	261	10,049
Endesa SA (Spain)	517	10,386
Entergy Corp.	278	19,004
Exelon Corp.	185	5,137
FirstEnergy Corp.	3,932	124,762
ITC Holdings Corp.	295	11,579
SSE PLC (United Kingdom)	1,284	28,831
Xcel Energy, Inc.	158	5,674

		372,435

Electrical Equipment — 0.4%
Acuity Brands, Inc.	53	12,391
Energy Focus, Inc.*	130	1,787
Kendrion NV (Netherlands)	172	4,530
Mabuchi Motor Co. Ltd. (Japan)	100	5,419
Mersen (France)	288	5,321
Mitsubishi Electric Corp. (Japan)	2,000	20,994
Nexans SA (France)*	187	6,825
Prysmian SpA (Italy)	856	18,703
Schneider Electric SE (France)	515	29,254
Sensata Technologies Holding NV*	529	24,366
Ushio, Inc. (Japan)	400	5,516

		135,106

Electronic Equipment, Instruments & Components — 0.7%
Cognex Corp.	202	6,822
Delta Electronics, Inc. (Taiwan)	2,052	9,652
FEI Co.	109	8,697
Hexagon AB (Sweden) (Class B Stock)	829	30,667
Ingram Micro, Inc. (Class A Stock)	226	6,866
Keysight Technologies, Inc.*	1,428	40,455
Kyocera Corp. (Japan)	700	32,508
LRAD Corp.*	2,359	4,694
Nippon Ceramic Co. Ltd. (Japan)	300	4,749
Oxford Instruments PLC (United Kingdom)	645	7,271
Pure Technologies Ltd. (Canada)	80	270
Sunny Optical Technology Group Co. Ltd. (China)	5,000	11,404
TE Connectivity Ltd. (Switzerland)	517	33,403
Venture Corp. Ltd. (Singapore)	700	4,043
Zebra Technologies Corp. (Class A Stock)*	79	5,502

		207,003

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services — 0.3%
Aker Solutions ASA (Norway)	1,207	$4,110
Baker Hughes, Inc.	66	3,046
Cameron International Corp.*	150	9,480
Dril-Quip, Inc.*	80	4,738
FMC Technologies, Inc.*	160	4,642
Halliburton Co.	281	9,565
Helix Energy Solutions Group, Inc.*	318	1,673
John Wood Group PLC (United Kingdom)	346	3,116
Nabors Industries Ltd.	395	3,361
National Oilwell Varco, Inc.	90	3,014
Newpark Resources, Inc.*	220	1,162
Noble Corp. PLC	190	2,005
Oceaneering International, Inc.	262	9,830
RPC, Inc.	300	3,585
SBM Offshore NV (Netherlands)*	220	2,779
Schlumberger Ltd.	185	12,904
Superior Energy Services, Inc.	358	4,822
Technip SA (France)	91	4,525
Tenaris SA (Luxembourg)	168	1,989
Tenaris SA (Luxembourg), ADR	140	3,332
Tesco Corp.	130	941

		94,619

Food & Staples Retailing — 1.1%
BIM Birlesik Magazalar A/S (Turkey)	545	9,593
Booker Group PLC (United Kingdom)	1,112	2,968
Convenience Retail Asia Ltd. (Hong Kong)	6,000	2,694
Costco Wholesale Corp.	180	29,070
CP ALL PCL (Thailand)	13,000	14,180
CVS Health Corp.	589	57,587
Delhaize Group (Belgium)	390	37,958
FamilyMart Co. Ltd. (Japan)	300	13,960
GS Retail Co. Ltd. (South Korea)*	102	4,647
Koninklijke Ahold NV (Netherlands)	1,013	21,368
Kroger Co. (The)	15	627
Magnit PJSC (Russia), GDR, RegS	606	24,373
Majestic Wine PLC (United Kingdom)*	966	4,272
PriceSmart, Inc.	67	5,560
Raia Drogasil SA (Brazil)	605	5,426
Rite Aid Corp.*	772	6,052
Shoprite Holdings Ltd. (South Africa)	1,117	10,351
Sprouts Farmers Market, Inc.*	198	5,265
Walgreens Boots Alliance, Inc.	946	80,557
Wal-Mart de Mexico SAB de CV (Mexico)	5,100	12,869

		349,377

Food Products — 1.8%
Binggrae Co. Ltd. (South Korea)*(g)	61	3,546
BRF SA (Brazil)	182	2,549
Bunge Ltd.	864	58,994
Calbee, Inc. (Japan)	200	8,446
China Mengniu Dairy Co. Ltd. (China)	13,000	21,103
CJ CheilJedang Corp. (South Korea)*	16	5,118
ConAgra Foods, Inc.	772	32,548
Danone SA (France)	391	26,421
Edita Food Industries SAE (Egypt), GDR, 144A*	79	1,461
Edita Food Industries SAE (Egypt), GDR, RegS*	172	3,182
Flowers Foods, Inc.	368	7,908

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
General Mills, Inc.	437	$25,197
Grupo Lala SAB de CV (Mexico)	1,400	3,255
Hain Celestial Group, Inc. (The)*	143	5,776
Ingredion, Inc.	676	64,788
Mayora Indah Tbk PT (Indonesia)(g)	2,700	5,974
McCormick & Co., Inc.	190	16,256
Mondelez International, Inc. (Class A Stock)	791	35,468
Nestle SA (Switzerland)	898	66,663
Post Holdings, Inc.*	35	2,159
Tyson Foods, Inc. (Class A Stock)	2,696	143,778
Uni-President Enterprises Corp. (Taiwan)	8,507	14,181
Universal Robina Corp. (Philippines)	2,710	10,694
Want Want China Holdings Ltd. (China)	6,000	4,453

		569,918

Gas Utilities — 0.3%
Atmos Energy Corp.	794	50,054
Enagas SA (Spain)	732	20,648
Gas Natural SDG SA (Spain)	724	14,764
National Fuel Gas Co.	173	7,396
WGL Holdings, Inc.	143	9,008

		101,870

Health Care Equipment & Supplies — 1.8%
Align Technology, Inc.*	129	8,495
Ambu A/S (Denmark) (Class B Stock)	402	12,244
Becton, Dickinson and Co.	853	131,439
BioMerieux (France)	33	3,938
Cochlear Ltd. (Australia)	93	6,436
DENTSPLY International, Inc.	784	47,706
DexCom, Inc.*	109	8,927
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	1,980	12,037
GN Store Nord A/S (Denmark)	1,013	18,384
Hologic, Inc.*	88	3,405
IDEXX Laboratories, Inc.*	26	1,896
Intuitive Surgical, Inc.*	76	41,508
LivaNova PLC*	65	4,193
Livanova PLC*	30	1,781
Medtronic PLC	2,084	160,301
Nakanishi, Inc. (Japan)	100	3,898
Nikkiso Co. Ltd. (Japan)	700	5,535
Olympus Corp. (Japan)	700	27,558
Osstem Implant Co. Ltd. (South Korea)*	92	6,301
ResMed, Inc.	208	11,168
Sirona Dental Systems, Inc.*	72	7,889
Stryker Corp.	502	46,656
West Pharmaceutical Services, Inc.	138	8,310
Wright Medical Group NV*	263	6,359

		586,364

Health Care Providers & Services — 2.7%
Aetna, Inc.	829	89,631
AmerisourceBergen Corp.	317	32,876
Anthem, Inc.	733	102,210
Brookdale Senior Living, Inc.*	270	4,984
Cardinal Health, Inc.	264	23,567
Centene Corp.*	131	8,621
CIGNA Corp.	548	80,189
Community Health Systems, Inc.*	132	3,502

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Fresenius Medical Care AG & Co. KGaA (Germany)	69	$5,798
Fresenius SE & Co. KGaA (Germany)	440	31,342
Georgia Healthcare Group PLC (Georgia), 144A*	1,201	2,744
Greencross Ltd. (Australia)	952	4,622
HCA Holdings, Inc.*	1,401	94,750
Henry Schein, Inc.*	47	7,435
Humana, Inc.	36	6,426
Integrated Diagnostics Holdings PLC (Egypt), 144A*	635	3,140
McCarthy & Stone PLC (United Kingdom), 144A*	1,347	5,044
McKesson Corp.	686	135,300
Miraca Holdings, Inc. (Japan)	600	26,401
Molina Healthcare, Inc.*	33	1,984
Odontoprev SA (Brazil)	700	1,672
Primary Health Care Ltd. (Australia)	7,143	12,086
UnitedHealth Group, Inc.	1,490	175,284
WellCare Health Plans, Inc.*	152	11,888

		871,496

Health Care Technology
athenahealth, Inc.*	40	6,439

Hotels, Restaurants & Leisure — 1.7%
Ajisen China Holdings Ltd. (Hong Kong)(g)	2,000	884
Bloomin’ Brands, Inc.	420	7,094
Carnival Corp.	2,031	110,649
Chipotle Mexican Grill, Inc.*	19	9,117
Compass Group PLC (United Kingdom)	1,455	25,213
Denny’s Corp.*	940	9,240
Hilton Worldwide Holdings, Inc.	3,280	70,192
Las Vegas Sands Corp.	1,060	46,470
Marriott International, Inc. (Class A Stock)	419	28,090
McDonald’s Corp.	166	19,611
MGM Resorts International*	1,838	41,759
Norwegian Cruise Line Holdings Ltd.*	491	28,773
Paddy Power PLC (Ireland)	59	7,880
Royal Caribbean Cruises Ltd.	229	23,177
Skylark Co. Ltd. (Japan)	500	6,461
Starbucks Corp.	1,177	70,655
Starwood Hotels & Resorts Worldwide, Inc.	43	2,979
William Hill PLC (United Kingdom)	5,673	33,108

		541,352

Household Durables — 0.3%
Cairn Homes PLC (Ireland)*	1,497	1,944
DFS Furniture PLC (United Kingdom)	1,512	7,409
Haier Electronics Group Co. Ltd. (Hong Kong)	3,000	6,056
Harman International Industries, Inc.	32	3,015
Jarden Corp.*	204	11,652
Lennar Corp. (Class A Stock)	143	6,994
MDC Holdings, Inc.	267	6,816
Persimmon PLC (United Kingdom)*	391	11,665
Skyline Corp.*	1,584	5,671
Sony Corp. (Japan)	900	22,119
Techtronic Industries Co. Ltd. (Hong Kong)	500	2,024

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
UCP, Inc. (Class A Stock)*	670	$4,824

		90,189

Household Products — 0.4%
Colgate-Palmolive Co.	222	14,790
LG Household & Health Care Ltd. (South Korea)*	51	45,287
Procter & Gamble Co. (The)	313	24,855
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	1,021	29,589

		114,521

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp. (The)	6,207	59,401
Calpine Corp.*	353	5,108
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	6,000	4,512
Dynegy, Inc.*	108	1,447
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	12,000	3,561

		74,029

Industrial Conglomerates — 2.6%
Beijing Enterprises Holdings Ltd. (China)	2,000	12,057
Carlisle Cos., Inc.	17	1,508
CK Hutchison Holdings Ltd. (Hong Kong)	5,236	70,382
Danaher Corp.	2,583	239,909
DCC PLC (United Kingdom)	131	10,944
Fosun International Ltd. (China)	2,000	3,108
General Electric Co.	10,543	328,414
Jardine Matheson Holdings Ltd. (Hong Kong)	500	24,365
Koninklijke Philips NV (Netherlands)	381	9,725
Roper Technologies, Inc.	558	105,903
SM Investments Corp. (Philippines)	535	9,773

		816,088

Insurance — 3.4%
AIA Group Ltd. (Hong Kong)	22,200	132,647
AON PLC	494	45,552
Aviva PLC (United Kingdom)	11,091	84,186
China Life Insurance Co. Ltd. (Taiwan)	5,620	4,292
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	800	3,274
Chubb Corp. (The)	411	54,515
CNA Financial Corp.	275	9,666
CNO Financial Group, Inc.	530	10,118
Direct Line Insurance Group PLC (United Kingdom)	7,395	44,327
First American Financial Corp.	301	10,806
FNF Group	290	10,054
Genworth Financial, Inc. (Class A Stock)*	3,770	14,062
Korean Reinsurance Co. (South Korea)*	443	5,326
Markel Corp.*	15	13,250
Marsh & McLennan Cos., Inc.	2,592	143,726
MetLife, Inc.	2,779	133,976
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	45	8,966
Old Republic International Corp.	407	7,582
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	4,000	22,059

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
QBE Insurance Group Ltd. (Australia)	1,539	$13,997
RSA Insurance Group PLC (United Kingdom)	5,463	34,288
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	61	15,946
Sanlam Ltd. (South Africa)	2,360	9,232
Sony Financial Holdings, Inc. (Japan)	200	3,577
Standard Life PLC (United Kingdom)	2,254	12,908
Symetra Financial Corp.	196	6,227
Tokio Marine Holdings, Inc. (Japan)	1,600	61,799
Unico American Corp.*	579	5,744
XL Group PLC (Ireland)	3,112	121,928
Zurich Insurance Group AG (Switzerland)*	209	53,692

		1,097,722

Internet & Catalog Retail — 2.3%
Amazon.com, Inc.*	567	383,230
Ctrip.com International Ltd. (China), ADR*	853	39,519
Interpark Corp. (South Korea)*	284	5,501
JD.com, Inc. (China), ADR*	447	14,422
Netflix, Inc.*	603	68,971
Priceline Group, Inc. (The)*	147	187,418
Start Today Co. Ltd. (Japan)	400	12,876
Takkt AG (Germany)	224	4,490
Vipshop Holdings Ltd. (China), ADR*	965	14,736
Yoox SpA (Italy)*	151	5,625

		736,788

Internet Software & Services — 3.2%
58.com, Inc. (China), ADR*	199	13,126
AfreecaTV Co. Ltd. (South Korea)*	224	5,285
Akamai Technologies, Inc.*	145	7,631
Alibaba Group Holding Ltd. (China), ADR*	907	73,712
Alphabet, Inc. (Class A Stock)*	116	90,249
Alphabet, Inc. (Class C Stock)*	272	206,415
Auto Trader Group PLC (United Kingdom), 144A*	1,103	7,191
Autohome, Inc. (China), ADR*	181	6,321
Baidu, Inc. (China), ADR*	428	80,909
Demandware, Inc.*	37	1,997
Ebiquity PLC (United Kingdom)(g)	1,631	3,354
Facebook, Inc. (Class A Stock)*	1,510	158,037
IAC/InterActiveCorp.	43	2,582
Just Eat PLC (United Kingdom)*	908	6,593
Kakaku.com, Inc. (Japan)	300	5,901
LinkedIn Corp. (Class A Stock)*	194	43,666
Mail.Ru Group Ltd. (Russia), GDR, RegS*	264	5,953
MercadoLibre, Inc. (Argentina)	135	15,436
NAVER Corp. (South Korea)	48	26,767
Pandora Media, Inc.*	177	2,374
PChome Online, Inc. (Taiwan)	1,133	11,263
Rackspace Hosting, Inc.*	131	3,317
Scout24 AG (Germany), 144A*	320	11,344
SINA Corp. (China)*	130	6,422
SouFun Holdings Ltd. (China), ADR	700	5,173
Tencent Holdings Ltd. (China)	7,700	150,766
Twitter, Inc.*	640	14,810
VeriSign, Inc.*	219	19,132
Yahoo Japan Corp. (Japan)	5,600	22,763
Yahoo!, Inc.*	571	18,991

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Yandex NV (Russia) (Class A Stock)*	148	$2,327
Zillow Group, Inc. (Class A Stock)*	118	3,073
Zillow Group, Inc. (Class C Stock)*	122	2,865

		1,035,745

IT Services — 2.4%
Accenture PLC (Class A Stock)	528	55,176
Altran Technologies SA (France)	488	6,536
Amadeus IT Holding SA (Spain) (Class A Stock)	853	37,596
Atos SE (France)	265	22,248
Automatic Data Processing, Inc.	551	46,681
Black Knight Financial Services, Inc. (Class A Stock)*	187	6,182
Cognizant Technology Solutions Corp. (Class A Stock)*	103	6,182
CSG Systems International, Inc.	229	8,239
Fidelity National Information Services, Inc.	380	23,028
First Data Corp. (Class A Stock)*	170	2,723
Fiserv, Inc.*	509	46,553
FleetCor Technologies, Inc.*	74	10,577
Gartner, Inc.*	29	2,630
Global Payments, Inc.	136	8,773
Indra Sistemas SA (Spain)*	833	7,816
Infosys Ltd. (India), ADR	2,532	42,411
Jack Henry & Associates, Inc.	123	9,601
Luxoft Holding, Inc.*	112	8,639
MasterCard, Inc. (Class A Stock)	1,203	117,124
Optimal Payments PLC (Isle of Man)*	1,204	6,552
PayPal Holdings, Inc.*	133	4,815
Travelsky Technology Ltd. (China) (Class H Stock)	5,000	8,187
Visa, Inc. (Class A Stock)	3,085	239,242
Wirecard AG (Germany)	523	26,142
Xchanging PLC (United Kingdom)	2,657	7,560

		761,213

Leisure Products — 0.3%
Brunswick Corp.	196	9,900
Mattel, Inc.	2,715	73,767
Polaris Industries, Inc.	83	7,134
Rapala VMC OYJ (Finland)	258	1,331
Thule Group AB (The) (Sweden), 144A	426	5,804

		97,936

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	2,244	93,822
Charles River Laboratories International, Inc.*	87	6,994
Eurofins Scientific SE (Luxembourg)	41	14,302
Illumina, Inc.*	14	2,687
Mettler-Toledo International, Inc.*	30	10,174
Tecan Group AG (Switzerland)	59	9,557
Thermo Fisher Scientific, Inc.	1,452	205,966

		343,502

Machinery — 1.2%
Aalberts Industries NV (Netherlands)	324	11,164
Atlas Copco AB (Sweden) (Class A Stock)	133	3,262
Colfax Corp.*	186	4,343
FANUC Corp. (Japan)	100	17,229

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Flowserve Corp.	720	$30,298
Fujitec Co. Ltd. (Japan)	900	9,213
GEA Group AG (Germany)	713	28,806
Graco, Inc.	151	10,883
Illinois Tool Works, Inc.	422	39,111
Lincoln Electric Holdings, Inc.	173	8,977
Manitex International, Inc.*	559	3,326
METAWATER Co. Ltd. (Japan)	400	9,801
Middleby Corp. (The)*	103	11,111
Miura Co. Ltd. (Japan)	300	4,246
Nabtesco Corp. (Japan)	200	4,063
NORMA Group SE (Germany)	241	13,321
Obara Group, Inc. (Japan)	200	7,277
Oshkosh Corp.	123	4,802
Pentair PLC (United Kingdom)	893	44,230
Sandvik AB (Sweden)	420	3,661
SFS Group AG (Switzerland)*	81	5,661
Snap-on, Inc.	21	3,600
Spirax-Sarco Engineering PLC (United Kingdom)	103	4,981
SPX FLOW, Inc.*	50	1,395
Stabilus SA (Luxembourg)*	197	8,235
Stanley Black & Decker, Inc.	101	10,780
Sulzer AG (Switzerland)	254	23,874
Trinity Industries, Inc.	158	3,795
Valmont Industries, Inc.	10	1,060
Vesuvius PLC (United Kingdom)	666	3,279
Volvo AB (Sweden) (Class B Stock)	1,318	12,221
WABCO Holdings, Inc.*	100	10,226
Wabtec Corp.	287	20,411
Watts Water Technologies, Inc. (Class A Stock)	80	3,974
Xylem, Inc.	67	2,446

		385,062

Marine
Kirby Corp.*	146	7,683

Media — 1.8%
AH Belo Corp. (Class A Stock)	1,071	5,355
Aimia, Inc. (Canada)	1,357	9,228
Altice NV (Netherlands) (Class A Stock)*	1,011	14,525
Altice NV (Netherlands) (Class B Stock)*	199	2,900
Astro Malaysia Holdings Bhd (Malaysia)	23,700	15,189
BEC World PCL (Thailand)	6,000	5,085
Charter Communications, Inc. (Class A Stock)*	15	2,747
Comcast Corp. (Class A Stock)	1,182	66,700
CTS Eventim AG & Co. KGaA (Germany)	197	7,811
Daiichikosho Co. Ltd. (Japan)	200	7,936
DISH Network Corp. (Class A Stock)*	62	3,545
Havas SA (France)	471	3,963
Huntsworth PLC (United Kingdom)	2,468	1,437
Kadokawa Dwango (Japan)*	300	4,506
Liberty Global PLC (United Kingdom) (Class A Stock)*	568	24,060
Liberty Global PLC (United Kingdom) (Class C Stock)*	1,143	46,600
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	262	11,266
Liberty Media Corp. (Class A Stock)*	196	7,693

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Liberty Media Corp. (Class C Stock)*	227	$8,644
Major Cineplex Group PCL (Thailand)	8,400	8,228
Multiplus SA (Brazil)	1,254	11,836
Naspers Ltd. (South Africa) (Class N Stock)	51	6,971
Omnicom Group, Inc.	575	43,505
Sirius XM Holdings, Inc.*	1,488	6,056
Sky PLC (United Kingdom)	3,332	54,621
Surya Citra Media Tbk PT (Indonesia)	16,300	3,635
Tele Columbus AG (Germany), 144A*	672	6,847
Time Warner, Inc.	283	18,302
Twenty-First Century Fox, Inc. (Class A Stock)	967	26,264
Walt Disney Co. (The)	875	91,945
WPP PLC (United Kingdom)	2,614	60,127

		587,527

Metals & Mining — 2.0%
Acerinox SA (Spain)	181	1,846
Agnico Eagle Mines Ltd. (Canada)	350	9,198
Alcoa, Inc.	2,064	20,372
Anglo American PLC (United Kingdom)	333	1,461
AngloGold Ashanti Ltd. (South Africa)*	816	5,596
Antofagasta PLC (Chile)	356	2,449
APERAM (Luxembourg)*	96	3,413
ArcelorMittal (Luxembourg)	1,179	4,974
ArcelorMittal (Luxembourg)	196	827
Aurubis AG (Germany)	69	3,494
Barrick Gold Corp. (Canada)	1,730	12,767
BHP Billiton Ltd. (Australia)	3,353	43,152
BHP Billiton PLC (Australia)	1,896	21,144
Carpenter Technology Corp.	115	3,481
Centamin PLC (United Kingdom)	9,161	8,676
Cia de Minas Buenaventura SAA (Peru), ADR*	1,668	7,139
Constellium NV (Netherlands) (Class A Stock)*	454	3,496
Franco-Nevada Corp. (Canada)	715	32,709
Freeport-McMoRan, Inc.	749	5,071
Fresnillo PLC (Mexico)	2,522	26,222
Glencore PLC (Switzerland)*	3,451	4,573
Goldcorp, Inc. (Canada)	2,609	30,160
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	5,280	11,271
Hitachi Metals Ltd. (Japan)	400	4,935
HudBay Minerals, Inc. (Canada)	1,200	4,605
Hyundai Steel Co. (South Korea)	135	5,689
JFE Holdings, Inc. (Japan)	500	7,851
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	2,000	2,361
KAZ Minerals PLC (United Kingdom)*	729	1,092
Kobe Steel Ltd. (Japan)	3,000	3,260
Korea Zinc Co. Ltd. (South Korea)*	19	7,568
Maruichi Steel Tube Ltd. (Japan)	100	2,952
Mitsubishi Materials Corp. (Japan)	2,000	6,299
MMC Norilsk Nickel PJSC (Russia), ADR	2,335	29,573
New Gold, Inc. (Canada)*	2,310	5,376
Newmont Mining Corp.	1,310	23,567
Nippon Steel & Sumitomo Metal Corp. (Japan)	600	11,869
Nucor Corp.	413	16,644

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
OceanaGold Corp. (Australia)	4,430	$8,452
Orocobre Ltd. (Australia)*	828	1,388
Osisko Gold Royalties Ltd. (Canada)	750	7,409
Outokumpu OYJ (Finland)*	582	1,705
Petra Diamonds Ltd. (South Africa)	6,719	8,667
POSCO (South Korea)	59	8,265
Randgold Resources Ltd. (United Kingdom)	540	33,268
Reliance Steel & Aluminum Co.	111	6,428
Rio Tinto Ltd. (United Kingdom)	611	19,759
Rio Tinto PLC (United Kingdom)	1,446	42,101
Royal Gold, Inc.	66	2,407
Ryerson Holding Corp.*	86	402
Silver Wheaton Corp. (Canada) (NYSE)	1,524	18,928
Sims Metal Management Ltd.	1,580	8,336
South32 Ltd. (Australia) (ASX)*	20,885	16,044
Southern Copper Corp. (Peru)	706	18,441
Steel Dynamics, Inc.	330	5,897
ThyssenKrupp AG (Germany)	566	11,220
UACJ Corp. (Japan)	3,000	7,009
United States Steel Corp.	286	2,282
Voestalpine AG (Austria)	203	6,209
Western Areas Ltd. (Australia)	579	938
Worthington Industries, Inc.	131	3,948

		636,635

Multiline Retail — 0.4%
Burlington Stores, Inc.*	176	7,550
Dollar General Corp.	405	29,107
Lojas Renner SA (Brazil)	6,870	29,694
Marks & Spencer Group PLC (United Kingdom)	4,863	32,379
Matahari Department Store Tbk PT (Indonesia)	4,900	6,203
SACI Falabella (Chile)	795	5,067
Seria Co. Ltd. (Japan)	100	4,844
Woolworths Holdings Ltd. (South Africa)	1,786	11,554

		126,398

Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	1,713	31,451
DTE Energy Co.	204	16,359
National Grid PLC (United Kingdom)	1,830	25,239
NiSource, Inc.	399	7,784
PG&E Corp.	1,793	95,370
Sempra Energy	66	6,205
WEC Energy Group, Inc.	255	13,084

		195,492

Oil, Gas & Consumable Fuels — 2.3%
Apache Corp.	890	39,578
BG Group PLC (United Kingdom)	99	1,435
Canadian Natural Resources Ltd. (Canada) (NYSE)	1,296	28,292
Canadian Natural Resources Ltd. (Canada) (TSX)	1,062	23,194
Cenovus Energy, Inc. (Canada)	230	2,909
Cheniere Energy, Inc.*	18	671
Chevron Corp.	657	59,104
Cimarex Energy Co.	223	19,932
CNOOC Ltd. (China)	8,000	8,326

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Concho Resources, Inc.*	293	$27,208
ConocoPhillips	396	18,489
Continental Resources, Inc.*	184	4,228
Diamondback Energy, Inc.*	103	6,891
Energen Corp.	159	6,517
EOG Resources, Inc.	226	15,999
EQT Corp.	481	25,075
Exxon Mobil Corp.	1,427	111,235
Gulfport Energy Corp.*	249	6,118
Hess Corp.	129	6,254
INPEX Corp. (Japan)	1,500	14,623
Kelt Exploration Ltd. (Canada)*	470	1,440
Kosmos Energy LLC*	1,366	7,103
Lundin Petroleum AB (Sweden)*	217	3,131
Matador Resources Co.*	222	4,389
Noble Energy, Inc.	100	3,293
Occidental Petroleum Corp.	1,227	82,957
Ophir Energy PLC (United Kingdom)*	1,512	2,181
PDC Energy, Inc.*	59	3,149
Phillips 66	35	2,863
Pioneer Natural Resources Co.	182	22,819
Raging River Exploration, Inc. (Canada)*	200	1,210
Royal Dutch Shell PLC (Netherlands), ADR	58	2,656
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	943	21,492
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	916	42,173
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	580	5,650
SM Energy Co.	289	5,682
Spectra Energy Corp.	1,420	33,995
Statoil ASA (Norway)	312	4,351
Suncor Energy, Inc. (Canada)	420	10,836
Synergy Resources Corp.*	200	1,704
Tesoro Corp.	10	1,054
Total SA (France)	494	22,147
TOTAL SA (France), ADR	178	8,001
Valero Energy Corp.	30	2,121
W&T Offshore, Inc.*	1,103	2,548
Woodside Petroleum Ltd. (Australia)	718	14,959
World Fuel Services Corp.	139	5,346

		745,328

Paper & Forest Products — 0.2%
International Paper Co.	693	26,126
Schweitzer-Mauduit International, Inc.	59	2,477
TFS Corp. Ltd. (Australia)	4,655	5,339
West Fraser Timber Co. Ltd. (Canada)	857	32,535

		66,477

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	73	6,428
Hengan International Group Co. Ltd. (China)	1,000	9,388
Nu Skin Enterprises, Inc. (Class A Stock)	79	2,993

		18,809

Pharmaceuticals — 4.3%
Akorn, Inc.*	136	5,074

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Allergan PLC*	574	$179,375
Aspen Pharmacare Holdings Ltd. (South Africa)*	1,047	20,903
Astellas Pharma, Inc. (Japan)	2,300	32,742
Bayer AG (Germany)	191	23,854
Bristol-Myers Squibb Co.	553	38,041
Chugai Pharmaceutical Co. Ltd. (Japan)	200	6,971
CSPC Pharmaceutical Group Ltd. (China)	10,000	10,195
Daiichi Sankyo Co. Ltd. (Japan)	1,600	33,024
Dr. Reddy’s Laboratories Ltd. (India), ADR	146	6,758
Durect Corp.*	2,159	4,771
Eli Lilly & Co.	362	30,502
GlaxoSmithKline PLC (United Kingdom), ADR	913	36,840
Horizon Pharma PLC*	174	3,771
Johnson & Johnson	390	40,061
Laboratorios Farmaceuticos Rovi SA (Spain)	411	6,450
Mallinckrodt PLC*	533	39,778
Merck & Co., Inc.	928	49,017
Mylan NV*	1,218	65,857
Novartis AG (Switzerland)	1,179	101,417
Otsuka Holdings Co. Ltd. (Japan)	500	17,764
Pacira Pharmaceuticals, Inc.*	79	6,066
Perrigo Co. PLC	118	17,075
Pfizer, Inc.	9,171	296,040
Roche Holding AG (Switzerland)	346	95,880
Shire PLC (Ireland)	425	29,158
Shire PLC (Ireland), ADR	17	3,485
Sino Biopharmaceutical Ltd. (Hong Kong)	6,000	5,425
Teva Pharmaceutical Industries Ltd. (Israel), ADR	690	45,292
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	4,000	6,544
Valeant Pharmaceuticals International, Inc. (NYSE)*	540	54,891
Valeant Pharmaceuticals International, Inc. (TSX)*	128	13,003
Zoetis, Inc.	723	34,646

		1,360,670

Professional Services — 0.7%
Capita PLC (United Kingdom)	2,557	45,496
CBIZ, Inc.*	743	7,326
DKSH Holding AG (Switzerland)*	130	8,176
Equifax, Inc.	381	42,432
Exova Group PLC (United Kingdom)	2,522	5,362
Experian PLC (Ireland)	3,489	61,666
Hays PLC (United Kingdom)	3,123	6,707
IHS, Inc. (Class A Stock)*	127	15,041
ManpowerGroup, Inc.	100	8,429
Sai Global Ltd. (Australia)	952	2,887
Temp Holdings Co. Ltd. (Japan)	600	9,300
Towers Watson & Co. (Class A Stock)	89	11,433
Veda Group Ltd. (Australia)	2,075	4,212
Verisk Analytics, Inc.*	29	2,230
YouGov PLC (United Kingdom)(g)	2,746	5,890

		236,587

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) — 4.3%
Acadia Realty Trust	320	$10,608
Alexandria Real Estate Equities, Inc.	49	4,428
American Campus Communities, Inc.	380	15,709
American Capital Agency Corp.	473	8,202
American Capital Mortgage Investment Corp.	651	9,088
American Residential Properties, Inc.	479	9,053
American Tower Corp.	1,056	102,379
Annaly Capital Management, Inc.	729	6,838
Apollo Commercial Real Estate Finance, Inc.	457	7,874
AvalonBay Communities, Inc.	282	51,925
Axiare Patrimonio SOCIMI SA (Spain)	954	13,685
Boston Properties, Inc.	228	29,079
Brookfield Canada Office Properties (Canada)	310	5,838
Camden Property Trust	178	13,663
Canadian Real Estate Investment Trust (Canada)	125	3,800
CapitaLand Mall Trust (Singapore)	6,830	9,268
Charter Hall Retail REIT (Australia)	2,219	6,703
Cherry Hill Mortgage Investment Corp.	678	8,814
Concentradora Fibra Danhos SA de CV (Mexico)	2,640	5,453
Corporate Office Properties Trust	230	5,021
Crown Castle International Corp.	707	61,120
CYS Investments, Inc.	1,336	9,526
DCT Industrial Trust, Inc.	268	10,015
Derwent London PLC (United Kingdom)	163	8,816
Digital Realty Trust, Inc.	290	21,930
Douglas Emmett, Inc.	925	28,841
EastGroup Properties, Inc.	81	4,504
Education Realty Trust, Inc.	199	7,538
Ellington Residential Mortgage REIT	723	8,929
Equity Residential	364	29,699
Essex Property Trust, Inc.	140	33,517
Federal Realty Investment Trust	266	38,863
Fibra Uno Administracion SA de CV (Mexico)	5,400	11,903
First Potomac Realty Trust	849	9,679
Gecina SA (France)	336	40,848
General Growth Properties, Inc.	2,750	74,827
Great Portland Estates PLC (United Kingdom)	481	5,863
Hammerson PLC (United Kingdom)	540	4,774
Healthcare Realty Trust, Inc.	358	10,139
Highwoods Properties, Inc.	198	8,633
Host Hotels & Resorts, Inc.	486	7,455
InnSuites Hospitality Trust	1,399	2,910
Investors Real Estate Trust	1,220	8,479
Invincible Investment Corp. (Japan)	15	8,712
Iron Mountain, Inc.	543	14,666
Kilroy Realty Corp.	259	16,390
Kimco Realty Corp.	800	21,168
Klepierre (France)	183	8,134
Macerich Co. (The)	378	30,501
Nippon Accommodations Fund, Inc. (Japan)	3	10,453
Nippon Prologis REIT, Inc. (Japan)	2	3,618
Paramount Group, Inc.	100	1,810
Pebblebrook Hotel Trust	156	4,371

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Plum Creek Timber Co., Inc.	157	$7,492
Post Properties, Inc.	16	947
ProLogis, Inc.	881	37,813
PS Business Parks, Inc.	78	6,820
Public Storage	151	37,403
Ramco-Gershenson Properties Trust	596	9,900
Rayonier, Inc.	462	10,256
Regency Centers Corp.	480	32,698
RLJ Lodging Trust	628	13,584
Scentre Group (Australia)	3,663	11,110
Shaftesbury PLC (United Kingdom)	1,120	15,089
Simon Property Group, Inc.	443	86,137
SL Green Realty Corp.	291	32,877
Stockland (Australia)	1,716	5,094
Sunstone Hotel Investors, Inc.	240	2,998
Taubman Centers, Inc.	186	14,270
Terreno Realty Corp.	199	4,501
Unibail-Rodamco SE (France)	33	8,380
Urban Edge Properties	280	6,566
Vicinity Centres (Australia)	5,493	11,143
Vornado Realty Trust	317	31,687
Weingarten Realty Investors	261	9,025
Weyerhaeuser Co.	1,878	56,302
ZAIS Financial Corp.	608	9,169

		1,357,320

Real Estate Management & Development — 0.9%
Alexander & Baldwin, Inc.	65	2,295
BR Malls Participacoes SA (Brazil)	2,859	8,021
Brasil Brokers Participacoes SA (Brazil)*	2,500	828
Cheung Kong Property Holdings Ltd. (Hong Kong)	6,236	40,341
China Overseas Land & Investment Ltd. (China)	8,000	27,851
China Vanke Co. Ltd. (China) (Class H Stock)	2,400	7,162
Emaar Malls Group PJSC (United Arab Emirates)*	2,631	1,969
Hongkong Land Holdings Ltd. (Hong Kong)	4,000	28,000
Hufvudstaden AB (Sweden) (Class A Stock)	447	6,319
Hysan Development Co. Ltd. (Hong Kong)	1,000	4,086
Iguatemi Empresa de Shopping Centers SA (Brazil)	550	2,629
Inmobiliaria Colonial SA (Spain)*	8,735	6,086
Jones Lang LaSalle, Inc.	74	11,830
Kerry Properties Ltd. (Hong Kong)	2,500	6,803
Mitsubishi Estate Co. Ltd. (Japan)	1,000	20,793
PSP Swiss Property AG (Switzerland)*	352	30,867
Realogy Holdings Corp.*	207	7,591
Soho China Ltd. (China)	9,000	4,343
Sun Hung Kai Properties Ltd. (Hong Kong)	3,000	36,059
Tokyo Tatemono Co. Ltd. (Japan)	500	5,442
Wharf Holdings Ltd. (The) (Hong Kong)	2,000	11,027

		270,342

Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada) (NYSE)	312	39,811
Canadian Pacific Railway Ltd. (Canada) (TSX)	185	23,629

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
ComfortDelGro Corp. Ltd. (Singapore)	10,300	$22,055
Hertz Global Holdings, Inc.*	305	4,340
J.B. Hunt Transport Services, Inc.	96	7,043
Kansas City Southern	61	4,555
Norfolk Southern Corp.	71	6,006
Old Dominion Freight Line, Inc.*	42	2,481
Union Pacific Corp.	231	18,064

		127,984

Semiconductors & Semiconductor Equipment — 1.4%
Advanced Micro Devices, Inc.*	1,555	4,463
Applied Materials, Inc.	583	10,885
ARM Holdings PLC (United Kingdom)	1,423	21,690
ASM Pacific Technology Ltd. (Hong Kong)	600	4,684
ASML Holding NV (Netherlands)	283	25,145
Avago Technologies Ltd. (Singapore)	8	1,161
Cree, Inc.*	174	4,641
Cypress Semiconductor Corp.*	578	5,670
Eo Technics Co. Ltd. (South Korea)*	60	6,311
IQE PLC (United Kingdom)*	19,315	4,983
LEENO Industrial, Inc. (South Korea)	80	3,183
Marvell Technology Group Ltd. (Bermuda)	623	5,495
Microchip Technology, Inc.	301	14,009
Micron Technology, Inc.*	3,117	44,137
NXP Semiconductors NV (Netherlands)*	438	36,901
OmniVision Technologies, Inc.*	164	4,759
QuickLogic Corp.*	1,553	1,755
SK Hynix, Inc. (South Korea)	806	20,821
STR Holdings, Inc.	3,846	1,405
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	26,000	112,170
Texas Instruments, Inc.	1,917	105,071
Xilinx, Inc.	370	17,379

		456,718

Software — 2.1%
ANSYS, Inc.*	132	12,210
Aspen Technology, Inc.*	23	868
Autodesk, Inc.*	78	4,753
CA, Inc.	2,166	61,861
CDK Global, Inc.	260	12,342
Computer Modelling Group Ltd. (Canada)	204	1,324
Descartes Systems Group, Inc. (The) (Canada)*	199	4,004
Electronic Arts, Inc.*	153	10,514
Fortinet, Inc.*	197	6,140
Guidewire Software, Inc.*	114	6,858
Microsoft Corp.	6,455	358,123
Mobileye NV*	79	3,340
MYOB Group Ltd. (Australia)*	1,497	3,539
NetSuite, Inc.*	51	4,316
Playtech PLC (United Kingdom)	982	12,023
PTC, Inc.*	216	7,480
QLIK Technologies, Inc.*	166	5,256
Red Hat, Inc.*	270	22,359
salesforce.com, Inc.*	783	61,387
ServiceNow, Inc.*	453	39,212
Splunk, Inc.*	132	7,763
Synopsys, Inc.*	243	11,083
Totvs SA (Brazil)	169	1,326

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Voltari Corp.*	572	$2,860
WANdisco PLC (United Kingdom)*	471	594
Workday, Inc. (Class A Stock)*	154	12,271

		673,806

Specialty Retail — 1.7%
AutoZone, Inc.*	27	20,032
Byggmax Group AB (Sweden)	487	5,005
CarMax, Inc.*	271	14,626
Dick’s Sporting Goods, Inc.	166	5,868
Dufry AG (Switzerland)*	61	7,258
Foot Locker, Inc.	146	9,503
Hikari Tsushin, Inc. (Japan)	300	20,430
Home Depot, Inc. (The)	768	101,568
Jin Co. Ltd. (Japan)	100	3,688
L Brands, Inc.	454	43,502
Lowe’s Cos., Inc.	1,468	111,627
Mr. Price Group Ltd. (South Africa)	343	4,436
Murphy USA, Inc.*	58	3,523
O’Reilly Automotive, Inc.*	156	39,534
Pets At Home Group PLC (United Kingdom)	1,540	6,260
Ross Stores, Inc.	1,337	71,944
Tractor Supply Co.	497	42,493
Ulta Salon Cosmetics & Fragrance, Inc.*	48	8,880
VT Holdings Co. Ltd. (Japan)	1,200	7,138
XXL ASA (Norway), 144A	798	9,196
Yellow Hat Ltd. (Japan)	200	4,103

		540,614

Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc.	1,118	117,681
Catcher Technology Co. Ltd. (Taiwan)	1,000	8,336
NCR Corp.*	211	5,161
Quanta Computer, Inc. (Taiwan)	3,000	4,813
Samsung Electronics Co. Ltd. (South Korea)	23	24,531
Western Digital Corp.	229	13,751
Xaar PLC (United Kingdom)	544	3,368

		177,641

Textiles, Apparel & Luxury Goods — 0.7%
Burberry Group PLC (United Kingdom)	1,548	27,236
Cie Financiere Richemont SA (Switzerland) (SGMX)	285	20,398
Cie Financiere Richemont SA (Switzerland) (XJSE)	474	3,406
Hanesbrands, Inc.	894	26,310
Kate Spade & Co.*	405	7,197
Luthai Textile Co. Ltd. (China) (Class B Stock)	5,700	7,893
Moncler SpA (Italy)	1,076	14,974
NIKE, Inc. (Class B Stock)	1,028	64,250
Pacific Textiles Holdings Ltd. (Hong Kong)	7,000	10,781
PVH Corp.	8	589
Samsonite International SA	6,300	18,941
Ted Baker PLC (United Kingdom)	226	9,955
Tumi Holdings, Inc.*	267	4,440
VF Corp.	30	1,868

		218,238

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance
MGIC Investment Corp.*	621	$5,483
Waterstone Financial, Inc.	641	9,038

		14,521

Tobacco — 1.0%
Imperial Tobacco Group PLC (United Kingdom)	535	28,258
Japan Tobacco, Inc. (Japan)	2,300	84,442
KT&G Corp. (South Korea)	368	32,702
Philip Morris International, Inc.	2,027	178,194

		323,596

Trading Companies & Distributors — 0.4%
Brenntag AG (Germany)	487	25,377
IMCD Group NV (Netherlands)	200	7,395
Indutrade AB (Sweden)	73	4,140
Mitsubishi Corp. (Japan)	100	1,663
MRC Global, Inc.*	200	2,580
Rexel SA (France)	1,310	17,444
Sumitomo Corp. (Japan)	7,500	76,465

		135,064

Transportation Infrastructure — 0.1%
CCR SA (Brazil)	920	2,918
DP World Ltd. (United Arab Emirates)	1,768	35,890

		38,808

Water Utilities — 0.1%
American States Water Co.	230	9,649
California Water Service Group	381	8,866

		18,515

Wireless Telecommunication Services — 0.6%
Sarana Menara Nusantara Tbk PT (Indonesia)*(g)	49,100	16,885
SBA Communications Corp. (Class A Stock)*	96	10,087
SoftBank Group Corp. (Japan)	900	45,423
Tim Participacoes SA (Brazil), ADR	1,487	12,610
T-Mobile US, Inc.*	951	37,203
Vodafone Group PLC (United Kingdom)	7,853	25,466
Vodafone Group PLC (United Kingdom), ADR	1,391	44,874

		192,548

TOTAL COMMON STOCKS (cost $24,422,886)		24,160,819

PREFERRED STOCKS — 0.2%
Banks — 0.2%
Banco Bradesco SA (Brazil) (PRFC)	798	3,889
Itau Unibanco Holding SA (Brazil) (PRFC)	5,561	37,010

		40,899

Health Care Equipment & Supplies
Sartorius AG (Germany) (PRFC)	29	7,578

Metals & Mining
Gerdau SA (Brazil) (PRFC)	1,800	2,116
Vale SA (Brazil) (PRFC), ADR	611	1,558

		3,674

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels
WPX Energy, Inc., Series A, CVT, 0.078%	39	$1,226

TOTAL PREFERRED STOCKS (cost $77,317)		53,377

	Units
RIGHTS*
Banks
Banco Bradesco SA (Brazil), expiring 02/05/16 (cost $0)	26	13

	Shares
UNAFFILIATED FUNDS — 8.6%
T. Rowe Price Emerging Markets Bond Fund	84,748	967,820
T. Rowe Price Institutional Floating Rate Fund	98,852	963,809
T. Rowe Price Institutional High Yield Fund	98,128	799,740

TOTAL UNAFFILIATED FUNDS (cost $2,928,348)		2,731,369

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.6%
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust,
Series 2015-1, Class A4
1.750%	05/15/20	5	4,975
Ally Master Owner Trust,
Series 2015-3, Class A
1.630%	05/15/20	15	14,857
AmeriCredit Automobile Receivables Trust,
Series 2015-3, Class A3
1.540%	03/09/20	10	9,940
Ascentium Equipment Receivables LLC,
Series 2015-1A, Class A3, 144A
1.610%	10/13/20	1	995
Series 2015-2A, Class A3, 144A
1.930%	03/11/19	15	14,871
Cabela’s Credit Card Master Note Trust,
Series 2015-1A, Class A1
2.260%	03/15/23	5	4,962
Series 2015-2, Class A1
2.250%	07/17/23	5	4,982
Capital Auto Receivables Asset Trust,
Series 2015-3, Class A4
2.130%	05/20/20	10	9,936
Series 2015-4, Class A4
2.010%	07/20/20	15	14,827
CarMax Auto Owner Trust,
Series 2015-3, Class A4
1.980%	02/16/21	5	4,976
CNH Equipment Trust,
Series 2015-C, Class A3
1.660%	11/16/20	15	14,962
Ford Credit Auto Lease Trust,
Series 2014-B, Class A4
1.100%	11/15/17	5	4,985

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Auto Owner Trust,
Series 2015-C, Class A4
1.740%	02/15/21	5	$4,975
GM Financial Automobile Leasing Trust,
Series 2015-3, Class A4
1.810%	11/20/19	15	14,860
John Deere Owner Trust,
Series 2014-B, Class A3
1.070%	11/15/18	5	4,977
Series 2015-A, Class A4
1.650%	12/15/21	5	4,979
SMART ABS Series Trust (Australia),
Series 2015-3US, Class A3A
1.660%	08/14/19	15	14,876
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4, 144A
1.780%	01/15/21	10	9,917
Toyota Auto Receivables Owner Trust,
Series 2015-C, Class A4
1.690%	12/15/20	15	14,970
World Omni Auto Receivables Trust,
Series 2015-B, Class A4
1.840%	01/17/22	15	14,831

TOTAL ASSET-BACKED SECURITIES (cost $191,021)			189,653

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A4
3.778%	09/10/58	10	10,219
COMM Mortgage Trust,
Series 2014-CR20, Class A1
1.324%	11/10/47	8	8,006
Series 2015-CR24, Class A5
3.696%	08/10/55	10	10,164
Series 2015-LC21, Class A4
3.708%	07/10/48	10	10,164
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through,
Series K716, Class A1(g)
2.413%	01/25/21	9	9,111
FREMF Mortgage Trust,
Series 2015-K43, Class B, 144A
3.863%(c)	02/25/48	10	9,144
Series 2015-K45, Class B, 144A
3.714%(c)	04/25/48	10	8,905
Series 2015-K47, Class B, 144A
3.724%(c)	06/25/48	15	13,358
Series 2015-K48, Class B, 144A
3.635%(c)	08/25/48	10	9,029
Series 2015-K49, Class B, 144A
3.848%(c)	10/25/48	10	8,835
Series 2015-K718, Class B, 144A
3.669%(c)	02/25/22	10	9,441
GS Mortgage Securities Trust,
Series 2015-GC32, Class A4
3.764%	07/10/48	10	10,220

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(c)	04/15/47	10	$10,439
Series 2014-C22, Class A1
1.451%	09/15/47	8	7,921
Series 2015-C30, Class A5
3.822%	07/15/48	10	10,245
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(c)	08/15/47	10	10,174
Series 2015-C24, Class AS
4.036%(c)	05/15/48	10	10,167
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58	10	10,133
Series 2015-NXS2, Class A5
3.767%	07/15/58	10	10,220
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	10	10,479

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $200,183)			196,374

CORPORATE OBLIGATIONS — 3.2%
Advertising
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/23	10	9,622
Omnicom Group, Inc.,
Gtd. Notes
3.650%	11/01/24	5	4,953

			14,575

Aerospace & Defense
Harris Corp.,
Sr. Unsec’d. Notes
4.854%	04/27/35	10	9,840

Agriculture
Reynolds American, Inc.,
Gtd. Notes
2.300%	06/12/18	5	5,031

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	10/01/26	5	4,712
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	05/01/27	10	9,455
Delta Air Lines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.250%	01/30/25	10	10,075
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.750%	12/15/16	5	5,197
United Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Airlines (continued)
4.750%	10/11/23	5	$4,754

			34,193

Auto Manufacturers — 0.1%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	10	9,426
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	5	4,737
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19	5	4,993
Nissan Motor Acceptance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.950%	09/12/17	5	5,008
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.450%	01/12/18	10	9,981

			34,145

Banks — 0.6%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.650%	04/01/19	20	20,049
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	10	10,329
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.300%	07/14/17	5	4,988
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.300%	07/21/17	5	4,984
BB&T Corp.,
Gtd. Notes, MTN
6.375%	02/01/19	10	10,039
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.150%	07/30/18	5	4,996
Sub. Notes
4.450%	09/29/27	10	9,934
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	10	10,243
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.625%	01/31/19	5	5,036
Sr. Unsec’d. Notes, MTN
7.500%	02/15/19	10	11,443
Sub. Notes
4.250%	10/21/25	15	14,885
5.150%	05/22/45	5	4,857
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.625%	05/15/18	5	4,963
2.750%	06/23/20	10	10,045
Sub. Notes
3.375%	05/01/23	10	9,828

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.900%	09/15/20	10	$9,962
Morgan Stanley,
Sr. Unsec’d. Notes
2.125%	04/25/18	10	10,013
4.300%	01/27/45	5	4,771
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	10/16/20	5	4,966
State Street Corp.,
Sr. Unsec’d. Notes
2.550%	08/18/20	10	10,124
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.750%	07/23/18	10	9,985
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	10	10,304

			196,744

Beverages — 0.1%
Anheuser-Busch Inbev Worldwide, Inc. (Belgium),
Gtd. Notes
2.875%	02/15/16	10	10,019
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	07/17/22	5	5,132

			15,151

Biotechnology — 0.1%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	5	5,055
Celgene Corp.,
Sr. Unsec’d. Notes
2.300%	08/15/18	5	5,035
3.550%	08/15/22	10	10,097
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22	5	5,035

			25,222

Chemicals
Valspar Corp. (The),
Sr. Unsec’d. Notes
3.950%	01/15/26	5	4,967

Commercial Services — 0.1%
Catholic Health Initiatives,
Sec’d. Notes
4.131%	05/15/45	10	9,754
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44	5	4,815
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	5	4,917

			19,486

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25	10	$10,121
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A
2.450%	10/05/17	15	14,987

			25,108

Containers & Packaging
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24	5	4,859

Diversified Financial Services — 0.1%
American Express Credit Corp.,
Sr. Unsec’d. Notes
2.125%	07/27/18	10	10,085
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	5	4,802
General Electric Capital Corp.,
Gtd. Notes
1.625%	04/02/18	10	10,033
Gtd. Notes, MTN
2.200%	01/09/20	15	15,056

			39,976

Electric — 0.2%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	10	9,492
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.500%	12/01/19	5	4,982
Eversource Energy,
Sr. Unsec’d. Notes
1.600%	01/15/18	5	4,947
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.200%	10/01/19	5	5,386
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	10,137
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	10	10,278
Southern Co. (The),
Sr. Unsec’d. Notes
1.300%	08/15/17	5	4,954

			50,176

Electronics — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	10	10,007
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
4.000%	04/01/25	5	4,803
Keysight Technologies, Inc.,
Gtd. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electronics (continued)
3.300%	10/30/19	5	$4,913

			19,723

Food
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22	5	5,322

Forest Products & Paper
International Paper Co.,
Sr. Unsec’d. Notes
5.000%	09/15/35	10	9,916

Hand/Machine Tools
Stanley Black & Decker, Inc.,
Sub. Notes
2.451%	11/17/18	10	10,039

Healthcare-Products — 0.1%
Danaher Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/20	5	5,000
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20	10	10,071
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/19	10	9,996

			25,067

Healthcare-Services — 0.1%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	5	4,986
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43	15	14,273
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19	5	5,013
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	5	4,739
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/15/25	5	5,154

			34,165

Home Furnishings
Whirlpool Corp.,
Sr. Unsec’d. Notes
1.375%	01/15/20	5	4,974

Housewares
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
3.900%	11/01/25	5	4,511

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
1.250%	07/15/20	5	4,958

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Insurance (continued)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	5	$4,630
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19	10	9,977
Principal Financial Group, Inc.,
Gtd. Notes
3.400%	05/15/25	10	9,803

			29,368

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.300%	12/05/21	10	10,289
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
2.000%	02/15/25	5	4,866

			15,155

Media — 0.2%
21st Century Fox America, Inc.,
Gtd. Notes, 144A
4.950%	10/15/45	10	9,848
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.464%	07/23/22	10	9,965
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20	10	11,166
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
0.875%	05/23/16	10	9,992
Time Warner Cable, Inc.,
Gtd. Notes
4.000%	09/01/21	10	10,097

			51,068

Mining — 0.1%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.950%	02/01/37	5	4,025
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.125%	03/15/18	10	9,691
HudBay Minerals, Inc. (Canada),
Gtd. Notes
9.500%	10/01/20	2	1,465
Rio Tinto Finance USA PLC (United Kingdom),
Gtd. Notes
1.375%	06/17/16	10	9,994
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45	10	7,661

			32,836

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Multi-National
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
1.625%	12/15/20	10	$9,812

Oil & Gas — 0.1%
Petroleos Mexicanos (Mexico),
Gtd. Notes, 144A
3.500%	07/23/20	10	9,465
Sr. Unsec’d. Notes
6.625%	06/15/35	10	8,937
Seven Generations Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
8.250%	05/15/20	2	1,800
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10	9,760
Southwestern Energy Co.,
Sr. Unsec’d. Notes
3.300%	01/23/18	5	4,100
Transocean, Inc.,
Gtd. Notes
7.125%	12/15/21	5	3,231

			37,293

Oil & Gas Services
SESI LLC,
Gtd. Notes
6.375%	05/01/19	10	9,281

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.500%	05/14/35	10	9,796
Actavis Funding SCS,
Gtd. Notes
3.450%	03/15/22	5	5,005
4.550%	03/15/35	5	4,859
4.750%	03/15/45	10	9,750
Baxalta, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	06/22/18	5	4,949
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16	10	10,067
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.125%	11/15/25	5	5,038
VRX Escrow Corp.,
Gtd. Notes, 144A
5.875%	05/15/23	6	5,355

			54,819

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	5	4,348
Columbia Pipeline Group, Inc.,
Gtd. Notes, 144A
3.300%	06/01/20	5	4,869

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
EQT Midstream Partners LP,
Gtd. Notes
4.000%	08/01/24	5	$4,122
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	4,584
Kinder Morgan, Inc.,
Gtd. Notes
2.000%	12/01/17	5	4,817
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	5	4,011

			26,751

Real Estate
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.350%	10/01/20	5	4,993

Real Estate Investment Trusts (REITs) — 0.2%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5	4,858
3.875%	08/15/22	5	4,977
DDR Corp.,
Sr. Unsec’d. Notes
4.250%	02/01/26	10	9,754
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
2.550%	01/15/21	10	9,936
Forest City Enterprises, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/18	4	4,623
Kilroy Realty LP,
Gtd. Notes
4.250%	08/15/29	5	4,900
4.375%	10/01/25	5	5,064
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.400%	11/01/22	5	4,953
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	5	5,047

			54,112

Retail
CVS Health Corp.,
Sr. Unsec’d. Notes
3.500%	07/20/22	5	5,088
QVC, Inc.,
Sr. Sec’d. Notes
4.850%	04/01/24	5	4,785
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	11/17/17	5	4,990

			14,863

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35	10	$10,212
Oracle Corp.,
Sr. Unsec’d. Notes
2.250%	10/08/19	10	10,104

			20,316

Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.400%	12/01/17	10	9,954
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	02/21/20	5	5,017
6.400%	09/15/33	15	17,089

			32,060

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	09/01/22	10	9,991
4.150%	04/01/45	10	9,063

			19,054

Trucking & Leasing
GATX Corp.,
Sr. Unsec’d. Notes
2.600%	03/30/20	5	4,864
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.200%	07/15/20	10	9,900

			14,764

TOTAL CORPORATE OBLIGATIONS (cost $1,039,264)			1,019,735

FOREIGN GOVERNMENT BONDS — 0.1%
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	10	9,110
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
4.000%	01/22/24	10	10,520
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	10	9,714
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.000%	07/16/18	10	10,336
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.875%	10/16/24	10	10,049

TOTAL FOREIGN GOVERNMENT BONDS (cost $50,144)			49,729

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
MUNICIPAL BOND
University of California, Revenue Bonds, Series J (cost $5,000)
4.131%	05/15/45		5	$4,907

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Fannie Mae Connecticut Avenue Securities,
Series 2015-C01, Class 1M1
1.922%(c)	02/25/25	(x)	5	4,697
Series 2015-C03, Class 1M1
1.922%(c)	07/25/25	(x)	10	9,717
Series 2015-C03, Class 2M1
1.922%(c)	07/25/25	(x)	10	9,772

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $24,179)				24,186

U.S. TREASURY OBLIGATIONS — 10.5%
U.S. Treasury Bonds
2.500%	02/15/45		68	61,011
2.875%	08/15/45		30	29,136
3.000%	11/15/44		45	44,837
3.125%	11/15/41-02/15/43		66	67,526
3.125%	08/15/44	(k)	102	104,243
3.375%	05/15/44		5	5,366
3.500%	02/15/39		5	5,530
3.625%	08/15/43		50	56,311
4.500%	02/15/36-05/15/38		122	156,424
5.375%	02/15/31		29	39,326
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-07/15/24		1,325	1,349,253
0.375%	07/15/23-07/15/25		158	155,448
0.625%	01/15/24		128	128,491
0.750%	02/15/45		82	72,229
1.250%	07/15/20		194	220,018
1.375%	07/15/18		35	39,966
1.625%	01/15/18		166	194,356
2.125%	02/15/40		12	15,547
2.500%	07/15/16		102	122,062
3.875%	04/15/29		44	86,480
U.S. Treasury Notes
1.000%	09/15/18		46	45,673
1.500%	05/31/19		70	70,066
1.750%	09/30/19-10/31/20		125	124,929
2.000%	02/15/25-08/15/25		48	46,810
2.250%	11/15/25		100	99,777
2.500%	08/15/23		5	5,130
2.625%	11/15/20		8	8,312

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,392,970)				3,354,257

Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $32,331,312)	$31,784,419

	Shares
SHORT-TERM INVESTMENT — 2.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $839,884)(w)(Note 4)	839,884	839,884

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 102.2% (cost $33,171,196)		32,624,303

	Notional Amount (000)#
OPTIONS WRITTEN* — (0.1)%
Call Options
S&P 500 Index,
expiring 02/15/16, Strike Price $2,055.00 (premiums received $45,067)	1	(43,340)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 102.1% (cost $33,126,129)		32,580,963
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.1)%		(672,235)

NET ASSETS — 100.0%		$31,908,728

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Depreciation(1)
Long Position:
1	5 Year U.S. Treasury Notes	Mar. 2016	$118,570	$118,320	$(250)

(1)	A U.S. Treasury Obligation with a market value of $3,066 has been segregated to cover requirement for open futures contracts as of December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$17,670,661	$6,482,996	$7,162
Preferred Stocks	53,377	—	—
Rights	—	13	—
Unaffiliated Funds	2,731,369	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	189,653	—
Commercial Mortgage-Backed Securities	—	196,374	—
Corporate Obligations	—	1,019,735	—
Foreign Government Bonds	—	49,729	—
Municipal Bond	—	4,907	—
Residential Mortgage-Backed Securities	—	24,186	—
U.S. Treasury Obligations	—	3,354,257	—
Affiliated Money Market Mutual Fund	839,884	—	—
Options Written	(43,340)	—	—
Other Financial Instruments*
Futures Contracts	(250)	—	—

Total	$21,251,701	$11,321,850	$7,162

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	10.5%
UnaffiliatedFunds	8.6
Banks	5.3
Pharmaceuticals	4.5
Real Estate Investment Trusts (REITs)	4.5
Insurance	3.5
Internet Software & Services	3.2
Health Care Providers & Services	2.7
Capital Markets	2.7
Affiliated Money Market Mutual Fund	2.6
Industrial Conglomerates	2.6
IT Services	2.4

Biotechnology	2.4%
Oil, Gas & Consumable Fuels	2.3
Internet & Catalog Retail	2.3
Chemicals	2.2
Software	2.2
Metals & Mining	2.0
Media	2.0
Health Care Equipment & Supplies	1.8
Food Products	1.8
Hotels, Restaurants & Leisure	1.7
Specialty Retail	1.7
Semiconductors & Semiconductor Equipment	1.4
Machinery	1.2
Electric Utilities	1.2
Aerospace & Defense	1.1
Food & Staples Retailing	1.1
Life Sciences Tools & Services	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Industry table (con’t)
Tobacco	1.0%
Airlines	0.9
Beverages	0.9
Real Estate Management & Development	0.9
Diversified Telecommunication Services	0.8
Auto Components	0.8
Professional Services	0.7
Textiles, Apparel & Luxury Goods	0.7
Electronic Equipment, Instruments & Components	0.7
Commercial Mortgage-Backed Securities	0.6
Multi-Utilities	0.6
Wireless Telecommunication Services	0.6
Non-Residential Mortgage-Backed Securities	0.6
Technology Hardware, Storage & Peripherals	0.6
Diversified Financial Services	0.5
Communications Equipment	0.5
Commercial Services & Supplies	0.5
Automobiles	0.5
Electrical Equipment	0.4
Trading Companies & Distributors	0.4
Road & Rail	0.4
Multiline Retail	0.4
Consumer Finance	0.4
Household Products	0.4
Gas Utilities	0.3
Leisure Products	0.3
Construction Materials	0.3
Energy Equipment & Services	0.3
Household Durables	0.3
Containers & Packaging	0.3

Building Products	0.3%
Independent Power & Renewable Electricity Producers	0.2
Air Freight & Logistics	0.2
Paper & Forest Products	0.2
Electric	0.2
Foreign Government Bonds	0.1
Transportation Infrastructure	0.1
Oil & Gas	0.1
Healthcare-Services	0.1
Auto Manufacturers	0.1
Diversified Consumer Services	0.1
Mining	0.1
Telecommunications	0.1
Pipelines	0.1
Construction & Engineering	0.1
Computers	0.1
Healthcare-Products	0.1
Residential Mortgage-Backed Securities	0.1
Electronics	0.1
Commercial Services	0.1
Transportation	0.1
Personal Products	0.1
Water Utilities	0.1
Internet	0.1

102.2
Options Written	(0.1)
Liabilities in excess of other assets	(2.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker — variation margin futures	$250	*
Equity contracts	Unaffiliated investments	13	Options written outstanding, at value	43,340

Total		$13		$43,590

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Options Written	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$—	$—	$6	$6
Equity contracts	1,111	—	19,424	—	20,535
Interest contracts	—	(99)	—	—	(99)

Total	$1,111	$(99)	$19,424	$6	$20,442

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Options Written	Total
Interest rate contracts	$—	$(250)	$—	$(250)
Equity contracts	16	—	(1,558)	(1,542)

Total	$16	$(250)	$(1,558)	$(1,792)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Options Written(2)
$91,330	$6

(1)	Value at Trade Date.

(2)	Notional Amount in USD (000).

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $32,331,312)	$31,784,419
Affiliated investments (cost $839,884)	839,884
Cash	908
Foreign currency, at value (cost $10,570)	10,552
Receivable for investments sold	98,678
Dividends and interest receivable	59,604
Receivable from advisor	24,156
Receivable for fund share sold	4,577
Tax reclaim receivable	1,987
Receivable from affiliate	1,399
Due from broker—variation margin futures	141
Prepaid expenses	479

Total Assets	32,826,784

LIABILITIES:
Payable for fund share repurchased	412,974
Payable for investments purchased	238,934
Accrued expenses and other liabilities	221,555
Options written outstanding, at value (premiums received $45,067)	43,340
Distribution fee payable	913
Affiliated transfer agent fee payable	340

Total Liabilities	918,056

NET ASSETS	$31,908,728

Net assets were comprised of:
Paid-in capital	$32,274,274
Retained earnings	(365,546)

Net assets, December 31, 2015	$31,908,728

Net asset value and redemption price per share, $31,908,728 / 3,074,933 outstanding shares of beneficial interest	$10.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $15,946, includes $1,151 reimbursable by an affiliate)	$484,587
Interest income	60,745
Affiliated dividend income	939

546,271

EXPENSES
Advisory fees	199,321
Distribution fee	47,731
Custodian and accounting fees	446,000
Audit fee	24,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	8,000
Insurance expenses	1,000
Loan interest expense	204
Miscellaneous	59,895

Total expenses	817,151
Less: advisory fee waivers and/or expense reimbursement	(567,982)

Net expenses	249,169

NET INVESTMENT INCOME	297,102

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(169,895)
Net capital gain distribution received (including affiliated $2,460)	2,460
Futures transactions	(99)
Options written transactions	19,424
Foreign currency transactions	(3,633)

(151,743)

Net change in unrealized appreciation (depreciation) on:
Investments	(743,110)
Futures	(250)
Options written	(1,558)
Foreign currencies	50

(744,868)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(896,611)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(599,509)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$297,102	$72,032
Net realized loss on investment and foreign currency transactions	(151,743)	(37,511)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(744,868)	199,442

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(599,509)	233,963

FUND SHARE TRANSACTIONS:
Fund share sold [2,377,903 and 1,459,820 shares, respectively]	25,285,626	14,948,484
Fund share repurchased [646,457 and 116,333 shares, respectively]	(6,755,736)	(1,204,100)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	18,529,890	13,744,384

TOTAL INCREASE IN NET ASSETS	17,930,381	13,978,347
NET ASSETS:
Beginning of period	13,978,347	—

End of period	$31,908,728	$13,978,347

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
LONG-TERM INVESTMENTS — 98.0%
ASSET-BACKED SECURITY — 0.1%
Non-Residential Mortgage-Backed Securities
Enterprise Fleet Financing LLC,
Series 2015-2, Class A2, 144A (cost $499,779)
1.588%(c)	02/22/21		500	$496,718

CORPORATE BONDS — 28.3%
Australia — 0.1%
Macquarie Bank Ltd.,
Sub. Notes, 144A
6.625%	04/07/21		1,000	1,120,281

Canada — 0.5%
CDP Financial, Inc.,
Gtd. Notes, 144A
4.400%	11/25/19		4,525	4,889,896

Denmark — 0.5%
Danske Bank A/S,
Sub. Notes, MTN, RegS
2.750%(c)	05/19/26	EUR	2,350	2,632,791
ISS Global A/S,
Sr. Unsec’d. Notes, MTN, RegS
1.125%	01/09/20	EUR	1,700	1,851,793

				4,484,584

France — 1.6%
Aeroports de Paris,
Sr. Unsec’d. Notes, RegS
1.500%	07/24/23	EUR	2,000	2,210,315
BPCE SA,
Sub. Notes, RegS
2.750%(c)	07/08/26	EUR	3,000	3,301,953
Credit Agricole SA,
Sub. Notes, RegS
2.625%	03/17/27	EUR	1,550	1,605,028
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44		450	430,272
Sr. Unsec’d. Notes, MTN, RegS
2.250%	04/27/21	EUR	2,300	2,676,300
RCI Banque SA,
Sr. Unsec’d. Notes, MTN, RegS
3.000%	05/09/19	GBP	2,275	3,413,644
Veolia Environnement SA,
Sr. Unsec’d. Notes, MTN, RegS
4.625%	03/30/27	EUR	1,400	1,932,738

				15,570,250

Germany — 0.5%
BMW Finance NV,
Gtd. Notes, MTN, RegS
1.750%	11/20/17	GBP	1,760	2,607,173
Deutsche Telekom International Finance BV,
Gtd. Notes, MTN
7.375%	12/04/19	GBP	500	878,465
Talanx AG,
Sr. Unsec’d. Notes, RegS
2.500%	07/23/26	EUR	1,000	1,147,010

				4,632,648

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Hong Kong — 0.1%
Hutchison Whampoa International 14 Ltd.,
Sr. Unsec’d. Notes, RegS
3.625%	10/31/24	1,000	$992,182

Ireland — 0.3%
AIB Mortgage Bank,
Covered Bonds, MTN, RegS
2.250%	03/26/21	EUR 1,500	1,761,597
Bank of Ireland Mortgage Bank,
Covered Bonds, RegS
1.750%	03/19/19	EUR 1,275	1,446,766

			3,208,363

Italy — 1.3%
Assicurazioni Generali SpA,
Sr. Unsec’d. Notes, MTN, RegS
5.125%	09/16/24	EUR 1,950	2,686,053
Sub. Notes, MTN, RegS
7.750%(c)	12/12/42	EUR 1,300	1,723,312
FCA Capital Ireland PLC,
Gtd. Notes, MTN, RegS
2.625%	04/17/19	EUR 3,975	4,469,157
Hera SpA,
Sr. Unsec’d. Notes, MTN, RegS
2.375%	07/04/24	EUR 1,275	1,482,097
Intesa Sanpaolo SpA,
Gtd. Notes
3.875%	01/15/19	475	489,072
Sr. Unsec’d. Notes, MTN, RegS
2.000%	06/18/21	EUR 1,375	1,539,426

			12,389,117

Japan — 0.2%
SoftBank Group Corp.,
Gtd. Notes, RegS
4.000%	07/30/22	EUR 1,400	1,541,998

Netherlands — 1.7%
ABN AMRO Bank NV,
Sub. Notes, MTN, RegS
2.875%(c)	06/30/25	EUR 2,400	2,674,452
Achmea Bank NV,
Sr. Unsec’d. Notes, MTN, RegS
2.750%	02/18/21	EUR 2,375	2,753,154
Achmea BV,
Jr. Sub. Notes, MTN, RegS
4.250%(c)	12/29/49	EUR 1,000	1,010,627
Sr. Unsec’d. Notes, MTN, RegS
2.500%	11/19/20	EUR 3,500	4,034,222
Cooperatieve Rabobank UA,
Gtd. Notes
4.625%	12/01/23	1,200	1,250,574
ING Bank NV,
Sub. Notes, MTN, RegS
4.125%(c)	11/21/23	3,800	3,870,346

			15,593,375

Portugal
Caixa Geral de Depositos SA,
Covered Bonds, MTN, RegS
1.000%	01/27/22	EUR 400	433,590

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Spain — 0.2%
Telefonica Emisiones SAU,
Gtd. Notes, MTN
1.477%	09/14/21	EUR	1,600	$1,737,442

Switzerland — 0.7%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		2,100	2,116,514
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes, 144A
3.800%	09/15/22		2,335	2,333,158
UBS Group Funding Jersey Ltd.,
Gtd. Notes, 144A
4.125%	09/24/25		1,740	1,738,196

				6,187,868

United Kingdom — 5.2%
Abbey National Treasury Services PLC,
Covered Bonds, MTN, RegS
5.125%	04/14/21	GBP	825	1,388,979
Gtd. Notes
2.350%	09/10/19		3,900	3,903,705
Gtd. Notes, MTN, RegS
1.125%	01/14/22	EUR	2,075	2,227,087
Aviva PLC,
Sub. Notes, MTN, RegS
3.875%(c)	07/03/44	EUR	2,150	2,359,890
Barclays Bank PLC,
Sr. Unsec’d. Notes
3.750%	05/15/24		1,700	1,732,764
Sub. Notes, RegS
6.625%	03/30/22	EUR	925	1,262,352
BAT International Finance PLC,
Gtd. Notes, RegS, 144A
3.500%	06/15/22		2,100	2,152,670
3.950%	06/15/25		1,750	1,800,291
BP Capital Markets PLC,
Gtd. Notes
2.500%	11/06/22		2,275	2,162,704
CNH Industrial Finance Europe SA,
Gtd. Notes, MTN, RegS
2.750%	03/18/19	EUR	2,475	2,667,240
HSBC Bank PLC,
Sr. Unsec’d. Notes, RegS
4.125%	08/12/20		1,125	1,197,985
HSBC Holdings PLC,
Sub. Notes, MTN, RegS
3.000%	06/30/25	EUR	500	550,936
Imperial Tobacco Finance PLC,
Gtd. Notes, MTN, RegS
5.000%	12/02/19	EUR	1,875	2,366,045
Sr. Unsec’d. Notes, RegS
3.500%	02/11/23		1,500	1,468,836
Jaguar Land Rover Automotive PLC,
Gtd. Notes, RegS
5.000%	02/15/22	GBP	625	949,022
Lloyds Bank PLC,
Sub. Notes, MTN
7.625%	04/22/25	GBP	1,000	1,884,858

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Nationwide Building Society,
Sub. Notes, MTN, RegS
4.125%(c)	03/20/23	EUR 2,200	$2,535,471
Royal Bank of Scotland PLC (The),
Sub. Notes, RegS
9.500%(c)	03/16/22	3,250	3,512,379
Santander UK Group Holdings PLC,
Sub. Notes
4.750%	09/15/25	925	912,796
Scottish Widows PLC,
Sub. Notes, RegS
5.500%	06/16/23	GBP 1,000	1,537,849
Sky PLC,
Gtd. Notes, RegS, 144A
3.750%	09/16/24	525	512,754
Gtd. Notes, MTN, RegS
1.500%	09/15/21	EUR 2,360	2,573,725
Virgin Media Finance PLC,
Gtd. Notes
4.500%	01/15/25	EUR 1,000	1,030,244
Gtd. Notes, 144A
5.750%	01/15/25	225	216,563
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, RegS
5.125%	01/15/25	GBP 1,400	1,955,538
WPP Finance SA,
Gtd. Notes, MTN, RegS
2.250%	09/22/26	EUR 2,000	2,197,903
Yorkshire Building Society,
Sr. Unsec’d. Notes, MTN, RegS
1.250%	03/17/22	EUR 2,000	2,124,214

			49,184,800

United States — 15.4%
21st Century Fox America, Inc.,
Gtd. Notes, 144A
3.700%	10/15/25	195	194,517
ACE INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20	680	675,110
2.875%	11/03/22	1,605	1,592,821
Actavis Funding SCS,
Gtd. Notes
3.450%	03/15/22	825	825,900
Air Lease Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/16	3,525	3,525,088
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24	4,275	4,428,836
5.375%	01/31/44	1,250	1,344,550
American International Group, Inc.,
Jr. Sub. Notes
8.175%(c)	05/15/68	300	394,500
Sr. Unsec’d. Notes
3.875%	01/15/35	500	441,016
4.125%	02/15/24	3,790	3,891,993

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Anthem, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24	2,900	$2,831,508
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	06/30/22	2,700	2,635,251
Bank of America Corp.,
Sr. Unsec’d. Notes
5.750%	12/01/17	2,525	2,701,119
Sr. Unsec’d. Notes, MTN
1.625%	09/14/22	EUR 1,300	1,416,586
3.300%	01/11/23	1,725	1,697,961
3.875%	08/01/25	875	888,237
Sub. Notes, MTN
0.425%(c)	09/14/18	EUR 1,125	1,201,202
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.125%	03/16/27	EUR 3,600	3,528,131
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A
4.464%	07/23/22	2,100	2,092,671
4.908%	07/23/25	1,775	1,773,273
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34	300	263,914
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.400%	02/18/20	3,550	3,508,465
Sub. Notes
4.450%	09/29/27	1,155	1,147,353
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21	2,975	3,329,736
CVS Health Corp.,
Sr. Unsec’d. Notes
2.800%	07/20/20	1,450	1,456,513
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.950%	01/15/25	925	911,874
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	10/01/25	850	850,884
4.450%	03/15/21	2,625	2,777,754
Enterprise Products Operating LLC,
Gtd. Notes
6.500%	01/31/19	2,525	2,774,101
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.551%	10/05/18	2,300	2,283,668
3.200%	01/15/21	1,700	1,688,503
5.750%	02/01/21	1,750	1,933,358
8.000%	12/15/16	4,000	4,228,484
GE Capital International Funding Co.,
Gtd. Notes, 144A
0.964%	04/15/16	1,835	1,835,828
2.342%	11/15/20	1,306	1,295,108
General Electric Capital Corp.,
Gtd. Notes
5.300%	02/11/21	451	508,557

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22		2,950	$2,937,631
General Motors Financial Co., Inc.,
Gtd. Notes
3.000%	09/25/17		1,875	1,881,403
3.700%	11/24/20		2,700	2,707,303
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	10/23/19		1,500	1,499,413
2.750%	09/15/20		2,480	2,478,371
3.500%	01/23/25		1,025	1,007,383
3.750%	05/22/25		1,230	1,238,202
4.750%	10/21/45		390	387,417
Sub. Notes
4.250%	10/21/25		2,325	2,307,230
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22		1,300	1,427,678
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.900%	07/15/25		2,225	2,292,911
Kinder Morgan, Inc.,
Gtd. Notes
1.500%	03/16/22	EUR	825	726,149
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.500%	07/15/22		2,100	2,114,479
MasterCard, Inc.,
Sr. Unsec’d. Notes
1.100%	12/01/22	EUR	1,020	1,102,658
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20		1,000	1,007,095
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
5.500%	07/24/20		2,650	2,948,430
Sub. Notes
3.950%	04/23/27		3,850	3,736,729
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	09/01/22		450	540,337
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.200%	07/15/20		3,000	2,969,895
3.375%	02/01/22		1,625	1,577,854
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.250%	11/10/24		3,600	3,619,019
PNC Bank NA,
Sr. Unsec’d. Notes, 144A
2.600%	07/21/20		2,000	1,999,516
PNC Financial Services Group, Inc. (The),
Sub. Notes
3.900%	04/29/24		2,000	2,047,840
PNC Funding Corp.,
Gtd. Notes
3.300%	03/08/22		1,375	1,407,762

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22		900	$897,803
3.400%	05/15/25		1,100	1,078,315
Prologis LP,
Gtd. Notes
1.375%	05/13/21	EUR	3,275	3,501,759
Republic Services, Inc.,
Gtd. Notes
4.750%	05/15/23		1,850	2,015,384
Reynolds American, Inc.,
Gtd. Notes
3.250%	06/12/20		2,375	2,413,720
4.450%	06/12/25		2,625	2,745,306
Time Warner, Inc.,
Gtd. Notes
3.550%	06/01/24		1,075	1,054,837
4.875%	03/15/20		1,550	1,675,834
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20		3,850	3,890,336
3.350%	07/15/22		975	997,271
Unum Group,
Sr. Unsec’d. Notes
4.000%	03/15/24		1,925	1,921,733
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/21		1,250	1,276,249
4.272%	01/15/36		775	699,668
Visa, Inc.,
Sr. Unsec’d. Notes
2.800%	12/14/22		950	953,926
3.150%	12/14/25		1,005	1,006,242
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24		2,125	2,113,993
4.600%	04/01/21		1,350	1,471,678
Sub. Notes, MTN
4.100%	06/03/26		540	545,073
4.300%	07/22/27		435	444,367
4.900%	11/17/45		650	655,797

				146,196,366

TOTAL CORPORATE BONDS (cost $271,578,041)				268,162,760

FOREIGN GOVERNMENT BONDS — 41.0%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, RegS
3.250%	04/21/25	AUD	3,110	2,344,247
3.250%	04/21/29	AUD	2,080	1,535,953
4.500%	04/15/20	AUD	9,015	7,199,249
5.500%	01/21/18	AUD	520	405,121
Austria Government Bond (Austria),
Sr. Unsec’d. Notes
3.650%	04/20/22	EUR	2,500	3,294,245
4.150%	03/15/37	EUR	740	1,166,493

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Belgium Government Bond (Belgium),
Bonds
5.000%	03/28/35	EUR	805	$1,337,344
Sr. Unsec’d. Notes, RegS
3.750%	06/22/45	EUR	375	561,949
Unsec’d. Notes
0.800%	06/22/25	EUR	2,280	2,439,707
Unsec’d. Notes, RegS
1.250%	06/22/18	EUR	350	394,741
3.000%	09/28/19	EUR	2,030	2,463,550
Bundesobligation (Germany),
Bonds, RegS
0.500%	10/13/17	EUR	15,000	16,545,530
1.000%	10/12/18	EUR	7,585	8,540,278
Bundesrepublik Deutschland (Germany),
Bonds
2.500%	07/04/44	EUR	580	785,181
4.000%	01/04/37	EUR	465	749,018
Bonds, RegS
0.500%	02/15/25	EUR	3,625	3,912,512
2.500%	08/15/46	EUR	1,195	1,619,827
4.750%	07/04/34	EUR	3,280	5,626,499
Canadian Government Bond (Canada),
Bonds
1.750%	09/01/19	CAD	4,205	3,164,705
2.250%	06/01/25	CAD	835	648,593
3.500%	12/01/45	CAD	1,365	1,279,472
5.750%	06/01/33	CAD	3,140	3,509,643
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21		350	351,750
Czech Republic Government Bond (Czech Republic),
Bonds, RegS
3.850%	09/29/21	CZK	10,660	522,537
Denmark Government Bond (Denmark),
Bonds
1.500%	11/15/23	DKK	960	149,262
1.750%	11/15/25	DKK	3,250	508,707
4.500%	11/15/39	DKK	3,730	858,684
FADE - Fondo de Amortizacion del Deficit Electrico (Spain),
Asset Backed, MTN, RegS
1.875%	09/17/17	EUR	400	446,746
Finland Government Bond (Finland),
Sr. Unsec’d. Notes
1.500%	04/15/23	EUR	1,215	1,416,988
France Government Bond OAT (France),
Bonds, RegS
0.114%(s)	05/25/20	EUR	10,965	11,897,091
0.133%(s)	02/25/18	EUR	3,390	3,704,718
0.500%	05/25/25	EUR	7,325	7,669,991
1.000%	11/25/18	EUR	4,315	4,852,568
2.500%	05/25/30	EUR	645	793,503
3.250%	05/25/45	EUR	2,570	3,547,464
4.750%	04/25/35	EUR	1,940	3,152,685
Ireland Government Bond (Ireland),
Bonds
4.500%	10/18/18	EUR	1,000	1,225,839
Unsec’d. Notes, RegS
0.800%	03/15/22	EUR	1,235	1,370,095

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Israel Government Bond—Fixed (Israel),
Bonds
4.250%	03/31/23	ILS	3,350	$1,010,880
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
0.250%	05/15/18	EUR	4,840	5,278,833
0.700%	05/01/20	EUR	12,220	13,386,396
1.500%	06/01/25	EUR	7,915	8,607,435
3.250%	09/01/46	EUR	295	358,184
4.750%	09/01/44	EUR	490	752,139
Bonds, RegS
4.000%	02/01/37	EUR	3,005	4,071,186
Japan Government Five Year Bond (Japan),
Sr. Unsec’d. Notes
0.100%	12/20/19	JPY	2,463,300	20,568,181
0.300%	09/20/18	JPY	2,288,150	19,200,129
Japan Government Ten Year Bond (Japan),
Sr. Unsec’d. Notes
0.300%	12/20/24	JPY	2,631,650	22,110,064
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
1.800%	03/20/43	JPY	1,241,850	11,702,598
2.300%	03/20/39	JPY	695,850	7,193,779
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
1.700%	06/20/33	JPY	1,967,350	18,769,169
Korea Treasury Bond (South Korea),
Sr. Unsec’d. Notes
2.750%	12/10/44	KRW	848,910	803,093
4.000%	12/10/31	KRW	953,060	1,013,405
4.250%	06/10/21	KRW	3,906,660	3,732,519
5.500%	03/10/28	KRW	2,333,420	2,709,094
5.500%	12/10/29	KRW	450,000	538,499
Malaysia Government Bond (Malaysia),
Sr. Unsec’d. Notes
3.418%	08/15/22	MYR	3,020	676,569
3.502%	05/31/27	MYR	3,500	740,837
Mexican Bonos (Mexico),
Bonds
10.000%	12/05/24	MXN	41,977	3,066,069
Netherlands Government Bond (Netherlands),
Bonds
0.250%	01/15/20	EUR	2,690	2,965,265
2.000%	07/15/24	EUR	2,030	2,461,419
3.750%	01/15/42	EUR	660	1,066,261
4.000%	01/15/37	EUR	225	358,446
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes, RegS
5.000%	03/15/19	NZD	245	178,778
Norway Government Bond (Norway),
Bonds
4.500%	05/22/19	NOK	17,950	2,282,571
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
4.200%	01/21/24		550	595,752
Poland Government Bond (Poland),
Bonds
3.250%	07/25/25	PLN	1,700	445,736
5.750%	10/25/21	PLN	2,700	810,623

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.125%	04/21/21		425	$473,148
Sr. Unsec’d. Notes, MTN
4.200%	04/15/20	EUR	460	583,592
Province of British Columbia Canada (Canada),
Unsec’d. Notes
2.250%	03/01/19	CAD	3,730	2,800,209
Province of Ontario Canada (Canada),
Sr. Unsec’d. Notes
3.200%	05/16/24		435	449,230
Unsec’d. Notes
3.450%	06/02/45	CAD	1,265	955,666
3.500%	06/02/24	CAD	3,220	2,561,968
Province of Quebec Canada (Canada),
Unsec’d. Notes
2.625%	02/13/23		300	297,407
3.000%	09/01/23	CAD	1,235	952,272
3.500%	12/01/45	CAD	925	700,625
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN, RegS
2.875%	10/28/24	EUR	165	185,319
Singapore Government Bond (Singapore),
Sr. Unsec’d. Notes
3.500%	03/01/27	SGD	1,405	1,067,201
Slovakia Government Bond (Slovakia),
Sr. Unsec’d. Notes, RegS
3.375%	11/15/24	EUR	45	60,000
South Africa Government Bond (South Africa),
Bonds
6.500%	02/28/41	ZAR	15,750	673,689
Sr. Unsec’d. Notes
6.750%	03/31/21	ZAR	23,205	1,343,185
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
6.875%	05/27/19		250	267,140
Spain Government Bond (Spain),
Bonds
0.250%	04/30/18	EUR	1,740	1,895,357
1.400%	01/31/20	EUR	5,245	5,895,619
Sr. Unsec’d. Notes
4.700%	07/30/41	EUR	1,530	2,195,956
Unsec’d. Notes
1.600%	04/30/25	EUR	6,320	6,827,141
Sweden Government Bond (Sweden),
Bonds
1.000%	11/12/26	SEK	9,110	1,051,220
5.000%	12/01/20	SEK	7,165	1,042,829
Switzerland Government Bond (Switzerland),
Bonds, RegS
1.500%	04/30/42	CHF	405	490,642
2.000%	05/25/22	CHF	1,880	2,163,239
3.250%	06/27/27	CHF	1,555	2,113,595
Thailand Government Bond (Thailand),
Sr. Unsec’d. Notes
3.650%	12/17/21	THB	30,730	919,547
4.675%	06/29/44	THB	15,000	497,176
Turkey Government Bond (Turkey),
Bonds
8.800%	11/14/18	TRY	3,445	1,128,095

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.350%	11/12/21		EUR	340	$395,639
5.750%	03/22/24			790	834,651
United Kingdom Gilt (United Kingdom),
Bonds, RegS
1.000%	09/07/17		GBP	4,100	6,081,361
2.000%	07/22/20		GBP	10,265	15,581,590
2.000%	09/07/25		GBP	15,450	22,897,696
4.250%	12/07/27		GBP	715	1,292,908
4.250%	12/07/40		GBP	3,100	5,904,062
5.000%	03/07/25		GBP	6,150	11,489,774
Unsec’d. Notes, RegS
3.500%	01/22/45		GBP	3,630	6,245,753
3.750%	07/22/52		GBP	1,210	2,283,524
4.500%	09/07/34		GBP	3,385	6,470,878

TOTAL FOREIGN GOVERNMENT BONDS (cost $395,538,981)					388,515,297

U.S. GOVERNMENT AGENCY OBLIGATIONS —10.8%
Federal Home Loan Mortgage Corp.
2.500%	06/01/30-09/01/30			1,838	1,857,151
3.000%	06/01/30-09/01/45			6,360	6,407,047
3.500%	01/01/26-12/01/45			7,337	7,570,381
4.000%	06/01/42-09/01/45			4,552	4,815,703
4.500%	12/01/34-07/01/45			2,163	2,338,492
5.000%	11/01/41			185	203,316
5.500%	08/01/40			125	138,936
6.000%	11/01/37			25	28,221
Federal National Mortgage Assoc.
2.000%	04/01/30-08/01/30			573	563,355
2.500%	05/01/30-04/01/45			3,493	3,510,594
3.000%	06/01/30-12/01/45			13,256	13,410,427
3.500%	11/01/25-12/01/45			12,438	12,879,325
4.000%	04/01/25-08/01/45			9,558	10,133,251
4.500%	04/01/25-06/01/44			4,209	4,552,928
5.000%	07/01/28-12/01/43			3,456	3,808,563
5.500%	05/01/37-09/01/41			2,602	2,907,844
6.000%	02/01/36-05/01/41			1,315	1,488,079
Government National Mortgage Assoc.
3.000%	01/15/45-10/20/45			5,114	5,189,157
3.500%	07/15/42-12/20/45			9,014	9,409,576
4.000%	01/15/41-10/20/45			5,006	5,321,845
4.500%	04/15/40-10/20/45			3,271	3,526,688
5.000%	06/15/38-10/20/42			1,595	1,764,007
5.500%	03/15/37			68	76,156

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $102,214,165)					101,901,042

U.S. TREASURY OBLIGATIONS — 17.8%
U.S. Treasury Bonds
3.000%	05/15/45			19,910	19,819,011
3.000%	11/15/44	(h)(k)		3,525	3,512,194
4.375%	05/15/40			8,390	10,556,978
4.500%	02/15/36			16,545	21,203,443
U.S. Treasury Notes
0.500%	07/31/17			34,440	34,179,014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
0.750%	12/31/17		17,000	$16,885,114
0.875%	04/30/17	(h)(k)	11,950	11,944,861
1.375%	04/30/20		13,045	12,876,328
1.500%	08/31/18		33,595	33,818,104
2.000%	08/15/25		1,975	1,925,702
2.125%	05/15/25		1,820	1,796,254
TOTAL U.S. TREASURY OBLIGATIONS (cost $169,762,660)				168,517,003

TOTAL LONG – TERM INVESTMENTS (cost $939,593,626)				927,592,820

	Shares
SHORT – TERM INVESTMENT — 2.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $19,940,508)(w)(Note 4)	19,940,508	19,940,508

TOTAL INVESTMENTS — 100.1% (cost $959,534,134)		947,533,328
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (0.1)%		(917,045)

NET ASSETS — 100.0%		$946,616,283

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
29	90 Day Euro Dollar	Dec. 2017	$7,126,750	$7,121,313	$(5,437)
152	90 Day Sterling	Jun. 2017	27,701,506	27,645,836	(55,670)
678	3 Year Australian Treasury Bonds	Mar. 2016	148,686,057	148,823,448	137,391
184	5 Year U.S. Treasury Notes	Mar. 2016	21,905,692	21,770,938	(134,754)
210	10 Year Australian Treasury Bonds	Mar. 2016	147,684,534	147,779,603	95,069
7	10 Year Japanese Bonds	Mar. 2016	8,662,174	8,679,895	17,721
79	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	12,595,105	12,536,313	(58,792)
24	Euro-BTP Italian Government Bond	Mar. 2016	3,575,803	3,597,248	21,445

					16,973

Short Positions:
29	90 Day Euro Dollar	Dec. 2018	7,098,838	7,097,025	1,813
152	90 Day Sterling	Jun. 2018	27,606,272	27,547,801	58,471
20	2 Year U.S. Treasury Notes	Mar. 2016	4,353,916	4,344,688	9,228
43	5 Year Euro-Bobl	Mar. 2016	6,125,281	6,106,274	19,007
274	10 Year Canadian Government Bonds	Mar. 2016	27,800,137	27,918,812	(118,675)
117	10 Year Euro-Bund	Mar. 2016	20,077,785	20,079,594	(1,809)
37	10 Year Mini Japanese Government Bonds	Mar. 2016	4,578,556	4,588,560	(10,004)
241	10 Year U.K. Gilt	Mar. 2016	41,818,435	41,486,548	331,887
127	10 Year U.S. Treasury Notes	Mar. 2016	16,013,786	15,990,094	23,692
13	20 Year U.S. Treasury Bonds	Mar. 2016	2,001,625	1,998,750	2,875
22	30 Year Euro BUXL	Mar. 2016	3,681,616	3,619,766	61,850
7	Euro Schatz. DUA Index	Mar. 2016	848,175	848,289	(114)

					378,221

					$395,194

(1)	U.S. Treasury Obligations with a combined market value of $6,403,039 have been segregated with Goldman Sachs & Co., to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/29/16	Morgan Stanley	GBP	565	$832,754	$832,988	$234
Canadian Dollar,
Expiring 01/29/16	Bank of Montreal	CAD	13,929	9,991,607	10,067,121	75,514
Chinese Yuan,
Expiring 10/21/16	Barclays Capital Group	CNY	3,710	550,731	562,869	12,138
Expiring 10/21/16	Hong Kong & Shanghai Bank	CNY	2,918	436,460	442,709	6,249
Expiring 10/21/16	JPMorgan Chase	CNY	14,900	2,227,871	2,260,578	32,707
Expiring 10/21/16	JPMorgan Chase	CNY	2,918	437,147	442,709	5,562
Czech Koruna,
Expiring 01/29/16	Bank of America	CZK	17,740	717,818	713,943	(3,875)
Expiring 01/29/16	Bank of America	CZK	17,740	718,888	713,943	(4,945)
Expiring 01/29/16	Bank of America	CZK	17,740	721,754	713,942	(7,812)
Expiring 01/29/16	Bank of America	CZK	17,740	722,195	713,943	(8,252)
Euro,
Expiring 01/29/16	Bank of America	EUR	4,869	5,344,653	5,295,282	(49,371)
Expiring 01/29/16	Hong Kong & Shanghai Bank	EUR	1,295	1,408,412	1,408,377	(35)
Expiring 01/29/16	Morgan Stanley	EUR	2,155	2,342,505	2,343,670	1,165
Expiring 01/29/16	Morgan Stanley	EUR	1,295	1,407,076	1,408,377	1,301
Japanese Yen,
Expiring 01/29/16	Citigroup Global Markets	JPY	262,250	2,160,898	2,183,233	22,335
Expiring 01/29/16	Royal Bank of Canada	JPY	189,341	1,564,750	1,576,265	11,515

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso,
Expiring 01/29/16	Royal Bank of Canada	MXN	59,680	$3,491,426	$3,455,350	$(36,076)
New Zealand Dollar,
Expiring 01/29/16	Morgan Stanley	NZD	1,965	1,331,295	1,341,236	9,941
Norwegian Krone,
Expiring 01/29/16	Citigroup Global Markets	NOK	8,278	944,228	934,910	(9,318)
Polish Zloty,
Expiring 01/29/16	Bank of America	PLN	5,640	1,445,968	1,436,791	(9,177)
Expiring 01/29/16	Bank of America	PLN	2,783	714,781	708,970	(5,811)
Expiring 01/29/16	Bank of America	PLN	2,783	714,809	708,970	(5,839)
Expiring 01/29/16	Hong Kong & Shanghai Bank	PLN	32,436	8,270,059	8,263,078	(6,981)
Swedish Krona,
Expiring 01/29/16	Citigroup Global Markets	SEK	167,773	19,664,144	19,892,658	228,514
Swiss Franc,
Expiring 01/29/16	JPMorgan Chase	CHF	1,800	1,819,831	1,799,391	(20,440)

				$69,982,060	$70,221,303	239,243

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/29/16	Bank of America	AUD	16,385	$11,837,769	$11,922,167	$(84,398)
Expiring 01/29/16	JPMorgan Chase	AUD	337	240,763	245,210	(4,447)
British Pound,
Expiring 01/29/16	Bank of America	GBP	64,100	96,500,640	94,503,550	1,997,090
Expiring 01/29/16	Bank of America	GBP	478	712,411	704,722	7,689
Expiring 01/29/16	Bank of America	GBP	477	709,643	703,248	6,395
Expiring 01/29/16	JPMorgan Chase	GBP	5,244	7,818,359	7,731,305	87,054
Expiring 01/29/16	Morgan Stanley	GBP	905	1,345,930	1,334,254	11,676
Canadian Dollar,
Expiring 01/29/16	Bank of America	CAD	22,890	17,189,214	16,543,643	645,571
Chinese Yuan,
Expiring 10/21/16	Deutsche Bank AG	CNY	20,542	3,123,000	3,116,563	6,437
Expiring 10/21/16	Deutsche Bank AG	CNY	2,435	375,002	369,430	5,572
Expiring 10/21/16	Hong Kong & Shanghai Bank	CNY	15,260	2,333,415	2,315,195	18,220
Expiring 10/21/16	JPMorgan Chase	CNY	21,276	3,251,471	3,227,922	23,549
Czech Koruna,
Expiring 01/29/16	Royal Bank of Scotland Group PLC	CZK	12,937	520,797	520,647	150
Danish Krone,
Expiring 01/29/16	Citigroup Global Markets	DKK	10,945	1,593,971	1,595,200	(1,229)
Euro,
Expiring 01/29/16	Bank of America	EUR	217,910	230,543,995	236,988,034	(6,444,039)
Expiring 01/29/16	Bank of America	EUR	14,255	15,647,571	15,503,026	144,545
Expiring 01/29/16	Bank of America	EUR	1,304	1,432,261	1,418,165	14,096
Expiring 01/29/16	Bank of America	EUR	1,304	1,430,175	1,418,165	12,010
Expiring 01/29/16	Bank of America	EUR	648	706,639	704,733	1,906
Expiring 01/29/16	JPMorgan Chase	EUR	2,590	2,830,334	2,816,755	13,579
Expiring 01/29/16	JPMorgan Chase	EUR	878	957,566	954,869	2,697
Expiring 01/29/16	JPMorgan Chase	EUR	555	606,042	603,590	2,452
Expiring 01/29/16	Standard Chartered PLC	EUR	2,714	2,965,914	2,951,611	14,303
Israeli Shekel,
Expiring 01/29/16	Royal Bank of Scotland Group PLC	ILS	4,041	1,037,271	1,039,028	(1,757)
Japanese Yen,
Expiring 01/29/16	Bank of America	JPY	11,339,400	92,139,230	94,400,572	(2,261,342)
Expiring 01/29/16	JPMorgan Chase	JPY	174,310	1,448,537	1,451,132	(2,595)
Expiring 01/29/16	Royal Bank of Canada	JPY	560,263	4,630,120	4,664,193	(34,073)

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 01/29/16	Standard Chartered PLC	JPY	261,465	$2,174,566	$2,176,698	$(2,132)
Expiring 01/29/16	State Street Bank	JPY	15,816	131,641	131,668	(27)
Malaysian Ringgit,
Expiring 01/29/16	Credit Suisse First Boston Corp.	MYR	6,180	1,438,045	1,436,232	1,813
Mexican Peso,
Expiring 01/29/16	Royal Bank of Canada	MXN	54,672	3,198,446	3,165,397	33,049
New Zealand Dollar,
Expiring 01/29/16	JPMorgan Chase	NZD	2,275	1,550,208	1,552,831	(2,623)
Expiring 01/29/16	JPMorgan Chase	NZD	883	601,928	602,703	(775)
Expiring 01/29/16	Morgan Stanley	NZD	5,985	4,047,985	4,085,139	(37,154)
Expiring 01/29/16	Morgan Stanley	NZD	268	181,263	182,927	(1,664)
Expiring 01/29/16	Westpac Banking Corp.	NZD	3,364	2,298,016	2,296,141	1,875
Expiring 01/29/16	Westpac Banking Corp.	NZD	1,892	1,292,573	1,291,409	1,164
Norwegian Krone,
Expiring 01/29/16	Citigroup Global Markets	NOK	20,687	2,359,658	2,336,372	23,286
Polish Zloty,
Expiring 01/29/16	Hong Kong & Shanghai Bank	PLN	5,109	1,302,619	1,301,519	1,100
Expiring 01/29/16	JPMorgan Chase	PLN	4,710	1,209,889	1,199,874	10,015
Singapore Dollar,
Expiring 01/29/16	Hong Kong & Shanghai Bank	SGD	16,130	11,415,832	11,364,125	51,707
Expiring 01/29/16	Hong Kong & Shanghai Bank	SGD	1,517	1,073,640	1,068,777	4,863
South African Rand,
Expiring 01/29/16	Royal Bank of Scotland Group PLC	ZAR	34,567	2,277,726	2,223,045	54,681
South Korean Won,
Expiring 01/29/16	Hong Kong & Shanghai Bank	KRW	10,800,390	9,166,078	9,203,440	(37,362)
Expiring 01/29/16	Hong Kong & Shanghai Bank	KRW	10,524,147	8,931,636	8,968,042	(36,406)
Swedish Krona,
Expiring 01/29/16	Citigroup Global Markets	SEK	18,548	2,173,953	2,199,216	(25,263)
Swiss Franc,
Expiring 01/29/16	Bank of America	CHF	1,407	1,419,606	1,406,524	13,082
Expiring 01/29/16	Bank of America	CHF	708	715,050	707,760	7,290
Expiring 01/29/16	Bank of America	CHF	707	716,980	706,760	10,220
Expiring 01/29/16	Bank of America	CHF	699	704,907	698,763	6,144
Expiring 01/29/16	Credit Suisse First Boston Corp.	CHF	6,071	6,118,664	6,068,945	49,719
Expiring 01/29/16	Credit Suisse First Boston Corp.	CHF	4,860	4,898,157	4,858,356	39,801
Thai Baht,
Expiring 01/29/16	JPMorgan Chase	THB	50,789	1,400,612	1,410,276	(9,664)
Turkish Lira,
Expiring 01/29/16	Credit Suisse First Boston Corp.	TRY	3,392	1,154,979	1,153,097	1,882

				$577,882,697	$583,542,965	(5,660,268)

						$(5,421,025)

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
KRW	9,700,000	09/21/18	1.688%	3 month KWCDC(1)	$8,683	$—	$8,683	JPMorgan Chase
KRW	7,154,340	09/21/18	1.768%	3 month KWCDC(1)	15,877	—	15,877	Deutsche Bank AG
NOK	32,135	03/21/20	1.349%	6 month NIBOR(1)	(2,069)	1,974	(4,043)	JPMorgan Chase
NOK	32,075	03/21/20	1.349%	6 month NIBOR(1)	(2,065)	—	(2,065)	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
PLN	5,900	03/16/26	2.345%	6 month WIBOR(1)	$(17,521)	$—	$(17,521)	JPMorgan Chase
PLN	4,040	03/16/26	2.282%	6 month WIBOR(1)	(17,710)	—	(17,710)	JPMorgan Chase
PLN	3,305	03/16/26	2.280%	6 month WIBOR(1)	(14,675)	—	(14,675)	Goldman Sachs & Co.
PLN	2,830	03/16/26	2.335%	6 month WIBOR(1)	(9,044)	—	(9,044)	Goldman Sachs & Co.
SEK	59,930	09/19/19	0.975%	3 month STIBOR(1)	(13,065)	—	(13,065)	Citigroup Global Markets
SEK	14,350	09/19/19	0.903%	3 month STIBOR(1)	(4,354)	—	(4,354)	JPMorgan Chase
SEK	9,675	09/19/19	1.036%	3 month STIBOR(1)	(1,409)	—	(1,409)	JPMorgan Chase
SEK	60,185	11/16/19	0.960%	3 month STIBOR(1)	(21,850)	—	(21,850)	JPMorgan Chase

					$(79,202)	$1,974	$(81,176)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	5,510	03/16/46	1.567%	6 month EURIBOR(2)	$30,993	$84,141	$53,148
GBP	48,735	03/21/20	1.680%	6 month LIBOR(1)	(29,374)	(273,713)	(244,339)
	36,180	03/15/19	1.650%	3 month LIBOR(1)	(18,464)	(60,054)	(41,590)
	25,420	03/16/23	1.900%	3 month LIBOR(2)	70,749	176,576	105,827
	2,530	03/16/26	2.130%	3 month LIBOR(2)	11,795	23,657	11,862
	7,860	03/15/27	2.380%	3 month LIBOR(2)	24,696	37,477	12,781

					$90,395	$(11,916)	$(102,311)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

Cash of $466 and U.S. Treasury Obligations with a combined market value of $1,686,311 have been segregated with Morgan Stanley to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$496,718	$—
Corporate Bonds	—	268,162,760	—
Foreign Government Bonds	—	388,515,297	—
U.S. Government Agency Obligations	—	101,901,042	—
U.S. Treasury Obligations	—	168,517,003	—
Affiliated Money Market Mutual Fund	19,940,508	—	—
Other Financial Instruments*
Futures Contracts	395,194	—	—
OTC Forward Foreign Currency Contracts	—	(5,421,025)	—
OTC interest rate swaps	—	(79,202)	—
Centrally cleared interest rate swaps	—	(102,311)	—

Total	$20,335,702	$921,990,282	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Foreign Government Bonds	41.0%
U.S. Treasury Obligations	17.8
U.S. Government Agency Obligations	10.8
Banks	9.6
Insurance	3.6
Auto Manufacturers	3.0
Agriculture	2.3
Affiliated Money Market Mutual Fund	2.1
Diversified Financial Services	1.6
Telecommunications	1.3
Media	1.1
Electric	0.9
Healthcare-Services	0.8
Savings & Loans	0.5
Trucking & Leasing	0.5
Real Estate	0.4

Pipelines	0.4%
Miscellaneous Manufacturing	0.3
Engineering & Construction	0.2
Advertising	0.2
Oil & Gas	0.2
Foods	0.2
Environmental Control	0.2
Water	0.2
Commercial Services	0.2
Retail	0.2
Healthcare-Products	0.2
Holding Companies-Diversified	0.1
Pharmaceuticals	0.1
Non-Residential Mortgage-Backed Securities	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$780,449	*	Due from/to broker — variation margin futures	$385,255	*
Interest rate contracts	Due from/to broker — variation margin swaps	183,618	*	Due from/to broker — variation margin swaps	285,929	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	24,560		Unrealized depreciation on OTC swap agreements	105,736
Interest rate contracts	Premiums paid for OTC swap agreements	1,974		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,733,857		Unrealized depreciation on OTC forward foreign currency exchange contracts	9,154,882

Total		$4,724,458			$9,931,802

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(180,086)	$(761,289)	$198,852	$—	$(742,523)
Foreign exchange contracts	—	—	—	18,295,919	18,295,919

Total	$(180,086)	$(761,289)	$198,852	$18,295,919	$17,553,396

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$395,194	$(183,487)	$—	$211,707
Foreign exchange contracts	—	—	(5,421,025)	(5,421,025)
Credit contracts	—	—	—	—

Total	$395,194	$(183,487)	$(5,421,025)	$(5,209,318)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)	Interest Rate Swap Agreements(4)
$38,121	$212,469,041	$183,697,568	$60,388,494	$558,796,274	$223,533

(1)	Cost.

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$2,866,038	$(2,866,038)	$—	$—
Bank of Montreal	75,514	—	—	75,514
Barclays Capital Group	12,138	—	—	12,138
Citigroup Global Markets	274,135	(48,875)	—	225,260
Credit Suisse First Boston Corp.	93,215	—	—	93,215
Deutsche Bank AG	27,886	—	—	27,886
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	82,139	(80,784)	—	1,355
JPMorgan Chase	188,272	(109,496)	—	78,776
Morgan Stanley	24,317	(24,317)	—	—
Royal Bank of Canada	44,564	(44,564)	—	—
Royal Bank of Scotland Group PLC	54,831	(1,757)	—	53,074
Standard Chartered PLC	14,303	(2,132)	—	12,171
State Street Bank	—	—	—	—
Westpac Banking Corp.	3,039	—	—	3,039

	$3,760,391

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(8,884,861)	$2,866,038	$—	$(6,018,823)
Bank of Montreal	—	—	—	—
Barclays Capital Group	—	—	—	—
Citigroup Global Markets	(48,875)	48,875	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	(23,719)	—	—	(23,719)
Hong Kong & Shanghai Bank	(80,784)	80,784	—	—
JPMorgan Chase	(109,496)	109,496	—	—
Morgan Stanley	(38,818)	24,317	—	(14,501)
Royal Bank of Canada	(70,149)	44,564	—	(25,585)
Royal Bank of Scotland Group PLC	(1,757)	1,757	—	—
Standard Chartered PLC	(2,132)	2,132	—	—
State Street Bank	(27)	—	—	(27)
Westpac Banking Corp.	—	—	—	—

	$(9,260,618)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $939,593,626)	$927,592,820
Affiliated investments (cost $19,940,508)	19,940,508
Cash	1,365
Foreign currency, at value (cost $628,452)	625,699
Deposit with Broker for centrally cleared swaps	466
Dividends and interest receivable	6,353,963
Unrealized appreciation on OTC forward foreign currency contracts	3,733,857
Unrealized appreciation on OTC swap agreements	24,560
Receivable for fund share sold	19,541
Tax reclaim receivable	9,226
Premiums paid for OTC swap agreements	1,974
Prepaid expenses	918

Total Assets	958,304,897

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	9,154,882
Payable for investments purchased	1,109,384
Due to broker—variation margin futures	890,628
Advisory fees payable	216,861
Unrealized depreciation on OTC swap agreements	105,736
Accrued expenses and other liabilities	100,773
Due to broker—variation margin swaps	47,999
Payable for fund share repurchased	36,167
Distribution fee payable	25,844
Affiliated transfer agent fee payable	340

Total Liabilities	11,688,614

NET ASSETS	$946,616,283

Net assets were comprised of:
Paid-in capital	$944,111,772
Retained earnings	2,504,511

Net assets, December 31, 2015	$946,616,283

Net asset value and redemption price per share, $946,616,283 / 93,472,132 outstanding shares of beneficial interest	$10.13

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through
December 31, 2015

INCOME
Interest income (net of $73,620 foreign withholding tax)	$5,633,719
Affiliated dividend income	43,248

5,676,967

EXPENSES
Advisory fees	2,014,330
Distribution fee	797,029
Custodian and accounting fees	72,000
Audit fee	40,000
Legal fees and expenses	9,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	4,297

Total expenses	2,950,656

NET INVESTMENT INCOME	2,726,311

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	395,253
Futures transactions	(761,289)
Swap agreements transactions	198,852
Foreign currency transactions	17,239,039

17,071,855

Net change in unrealized appreciation (depreciation) on:
Investments	(12,000,806)
Futures	395,194
Swap agreements	(183,487)
Foreign currencies	(5,504,556)

(17,293,655)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(221,800)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,504,511

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,726,311
Net realized gain on investment and foreign currency transactions	17,071,855
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(17,293,655)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,504,511

FUND SHARE TRANSACTIONS:
Fund share sold [95,674,910 shares]	966,420,666
Fund share repurchased [2,202,778 shares]	(22,308,894)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	944,111,772

TOTAL INCREASE IN NET ASSETS	946,616,283
NET ASSETS:
Beginning of period	—

End of period	$946,616,283

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 85.5%
COMMON STOCKS — 57.9%	Shares	Value (Note 2)
Australia — 0.1%
Karoon Gas Australia Ltd.*	10,196	$13,029

Bermuda — 0.1%
Golar LNG Ltd.	801	12,648

Canada — 0.4%
Methanex Corp.	695	22,942
Norbord, Inc.	1,060	20,645
Trican Well Service Ltd.*	6,400	2,960
Uranium Participation Corp.*	2,640	9,788

		56,335

China — 0.2%
Alibaba Group Holding Ltd., ADR*	97	7,883
Ctrip.com International Ltd., ADR*	441	20,432

		28,315

Denmark — 0.1%
Novo Nordisk A/S, ADR	346	20,096

France — 1.9%
BNP Paribas SA	2,701	152,816
Societe Generale SA	3,355	154,606

		307,422

Germany — 1.9%
Grand City Properties SA	3,092	71,471
Vonovia SE	6,855	211,773
Wacker Chemie AG	104	8,696

		291,940

Hong Kong
GCL-Poly Energy Holdings Ltd.	52,590	7,819

Isle of Man — 0.1%
Paysafe Group PLC*	3,233	17,592

Italy — 0.4%
Immobiliare Grande Distribuzione SIIQ SpA, REIT	66,540	63,705

Japan — 31.1%
Aeon Delight Co. Ltd.	2,630	84,378
Aizawa Securities Co. Ltd.	8,270	47,076
Amano Corp.	4,770	64,517
Asahi Group Holdings Ltd.	1,080	33,809
Bandai Namco Holdings, Inc.	1,890	39,930
Canon, Inc.	890	26,923
Daiichikosho Co. Ltd.	1,680	66,664
Daito Trust Construction Co. Ltd.	1,071	123,712
DeNA Co. Ltd.	3,640	56,916
Eisai Co. Ltd.	400	26,460
Fuji Heavy Industries Ltd.	1,277	52,608
Fujimi, Inc.	1,700	23,533
Funai Electric Co. Ltd.	5,150	43,199
GLP J-Reit, REIT	67	64,837
Hazama Ando Corp.	4,200	22,647
Hi-Lex Corp.	1,470	42,482
HIS Co. Ltd.	710	23,717
Hitachi High-Technologies Corp.	970	26,232
Hosiden Corp.	10,070	56,643
Inaba Denki Sangyo Co. Ltd.	2,780	88,824
Isuzu Motors Ltd.	3,760	40,505
ITOCHU Corp.	3,550	41,991

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Japan Airlines Co. Ltd.	1,130	$40,446
Japan Digital Laboratory Co. Ltd.	2,320	31,567
Japan Petroleum Exploration Co. Ltd.	8,905	239,165
Japan Post Bank Co. Ltd.*	4,270	62,170
Japan Tobacco, Inc.	1,160	42,588
JGC Corp.	3,680	56,327
KDDI Corp.	1,460	37,916
Kinden Corp.	9,110	116,162
Kuroda Electric Co. Ltd.	4,300	79,440
Kyokuto Securities Co. Ltd.	4,560	57,483
Melco Holdings, Inc.	3,200	58,828
Mitsubishi UFJ Financial Group, Inc.	49,150	304,447
Namura Shipbuilding Co. Ltd.	6,350	52,186
Nichicon Corp.	5,480	42,840
Nintendo Co. Ltd.	558	76,731
Nippo Corp.	4,460	72,523
Nippon Ceramic Co. Ltd.	2,420	38,310
Nippon Telegraph & Telephone Corp.	1,820	72,433
Nippon Television Holdings, Inc.	5,680	103,313
Nissin Kogyo Co. Ltd.	4,590	66,580
NSD Co. Ltd.	5,330	77,116
Pal Co. Ltd.	2,650	63,603
PanaHome Corp.	18,350	138,630
Paramount Bed Holdings Co. Ltd.	1,241	44,032
Recruit Holdings Co. Ltd.	1,155	33,950
San-In Godo Bank Ltd. (The)	11,140	90,600
Sankyo Co. Ltd.	1,970	73,536
Sekisui House Ltd.	6,320	106,263
Shimamura Co. Ltd.	290	33,962
SoftBank Group Corp.	200	10,094
Sony Financial Holdings, Inc.	8,520	152,399
Star Micronics Co. Ltd.	3,770	49,194
Sumco Corp.	4,690	35,384
Sumitomo Mitsui Financial Group, Inc.	1,660	62,650
T&D Holdings, Inc.	6,570	86,682
Tachi-S Co. Ltd.	4,880	77,704
Taihei Dengyo Kaisha Ltd.	3,070	31,787
Taikisha Ltd.	960	22,976
Takuma Co. Ltd.	9,370	76,889
Tenma Corp.	1,940	37,842
Tokai Rika Co. Ltd.	2,877	70,811
Tokio Marine Holdings, Inc.	1,730	66,821
Tokyo Ohka Kogyo Co. Ltd.	1,370	43,535
Tokyo Seimitsu Co. Ltd.	910	20,175
Toshiba Machine Co. Ltd.	7,830	26,557
Toyota Industries Corp.	2,638	141,063
TS Tech Co. Ltd.	2,120	54,830
TV Asahi Holdings Corp.	5,250	90,627
Ushio, Inc.	4,290	59,159
Wellnet Corp.	2,472	63,243
Xebio Holdings Co. Ltd.	1,570	29,649
Yamato Kogyo Co. Ltd.	2,700	68,845
Yamazen Corp.	6,710	61,448
Yondoshi Holdings, Inc.	2,180	48,260

		4,899,374

Sweden — 0.1%
Autoliv, Inc.	95	11,853

Switzerland — 0.1%
ACE Ltd.	95	11,101

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thailand — 0.1%
Fabrinet*	766	$18,246

United Kingdom — 0.2%
Fiat Chrysler Automobiles NV*	1,050	14,582
Signet Jewelers Ltd.	195	24,120

		38,702

United States — 21.1%
8x8, Inc.*	988	11,313
A.O. Smith Corp.	170	13,024
ABIOMED, Inc.*	153	13,813
ACI Worldwide, Inc.*	755	16,157
Acuity Brands, Inc.	60	14,028
Advance Auto Parts, Inc.	110	16,556
Alder Biopharmaceuticals, Inc.*	460	15,194
Align Technology, Inc.*	166	10,931
Alkermes PLC*	196	15,558
Allergan PLC*	115	35,938
Alphabet, Inc. (Class A Stock)*	38	29,564
Alphabet, Inc. (Class C Stock)*	57	43,256
Amazon.com, Inc.*	122	82,459
American Financial Group, Inc.	150	10,812
American International Group, Inc.	283	17,538
American Water Works Co., Inc.	181	10,815
American Woodmark Corp.*	160	12,797
AMERISAFE, Inc.	236	12,012
AvalonBay Communities, Inc.	97	17,861
Avon Products, Inc.	1,961	7,942
AZZ, Inc.	253	14,059
Bank of America Corp.	2,728	45,912
Bank of the Ozarks, Inc.	214	10,584
Banner Corp.	377	17,289
Biogen, Inc.*	15	4,595
Broadridge Financial Solutions, Inc.	379	20,364
Builders FirstSource, Inc.*	1,994	22,094
Cal-Maine Foods, Inc.	185	8,573
Cantel Medical Corp.	358	22,246
Capstone Turbine Corp.*	1,229	1,721
Cardinal Health, Inc.	157	14,015
CareView Communications, Inc.*	36,468	10,503
Carnival Corp.	304	16,562
CDW Corp.	412	17,320
CEVA, Inc.*	468	10,932
Citigroup, Inc.	334	17,285
Clean Harbors, Inc.*	360	14,994
Clorox Co. (The)	146	18,517
Cobalt International Energy, Inc.*	5,660	30,564
Community Bank System, Inc.	333	13,300
Continental Resources, Inc.*	550	12,639
Cooper-Standard Holding, Inc.*	146	11,328
Copart, Inc.*	285	10,833
Corindus Vascular Robotics, Inc.*	11,848	38,032
Cypress Semiconductor Corp.*	1,777	17,432
CyrusOne, Inc., REIT	399	14,943
D.R. Horton, Inc.	646	20,691
Danaher Corp.	140	13,003
Deckers Outdoor Corp.*	347	16,378
Delta Air Lines, Inc.	318	16,119
DexCom, Inc.*	186	15,233
DISH Network Corp. (Class A Stock)*	257	14,695
Domino’s Pizza, Inc.	101	11,236

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Dr. Pepper Snapple Group, Inc.	173	$16,124
Drew Industries, Inc.	234	14,248
DSW, Inc. (Class A Stock)	305	7,277
E*Trade Financial Corp.*	518	15,354
Electronic Arts, Inc.*	235	16,149
Eli Lilly & Co.	255	21,486
EMCOR Group, Inc.	250	12,010
EnerNOC, Inc.*	1,327	5,109
Envestnet, Inc.*	571	17,044
Envision Healthcare Holdings, Inc.*	540	14,024
EPAM Systems, Inc.*	189	14,859
Essex Property Trust, Inc.	78	18,674
Expedia, Inc.	163	20,261
Facebook, Inc. (Class A Stock)*	278	29,095
Fiserv, Inc.*	164	14,999
FleetMatics Group PLC*	364	18,488
Fortune Brands Home & Security, Inc.	465	25,808
Generac Holdings, Inc.*	46	1,369
Genpact Ltd.*	749	18,710
Gibraltar Industries, Inc.*	406	10,329
Global Payments, Inc.	280	18,063
Gogo, Inc.*	1,242	22,108
Goodyear Tire & Rubber Co. (The)	488	15,943
Griffon Corp.	833	14,827
Heidrick & Struggles International, Inc.	1,840	50,085
Home BancShares, Inc.	470	19,044
Home Depot, Inc. (The)	132	17,457
HSN, Inc.	65	3,294
HubSpot, Inc.*	232	13,064
ICU Medical, Inc.*	227	25,601
Imax Corp.*	289	10,271
Incyte Corp.*	131	14,207
Interactive Brokers Group, Inc. (Class A Stock)	394	17,178
J&J Snack Foods Corp.	90	10,500
Kate Spade & Co.*	1,163	20,667
KLX, Inc.*	86	2,648
Kroger Co. (The)	613	25,642
L Brands, Inc.	208	19,931
Laclede Group, Inc. (The)	182	10,813
Laredo Petroleum, Inc.*	292	2,333
Las Vegas Sands Corp.	538	23,586
Lear Corp.	105	12,897
LendingClub Corp.*	1,471	16,255
Lennox International, Inc.	95	11,866
LifeLock, Inc.*	720	10,332
LinkedIn Corp. (Class A Stock)*	93	20,932
Littelfuse, Inc.	142	15,195
Lockheed Martin Corp.	65	14,115
LogMeIn, Inc.*	217	14,561
Louisiana-Pacific Corp.*	1,317	23,719
Lowe’s Cos., Inc.	264	20,075
Macquarie Infrastructure Corp.	244	17,714
MarketAxess Holdings, Inc.	243	27,116
Markit Ltd.*	429	12,943
Masco Corp.	515	14,575
Maxim Integrated Products, Inc.	399	15,162
McDermott International, Inc.*	2,128	7,129
McDonald’s Corp.	136	16,067
Merck & Co., Inc.	585	30,900

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Meridian Bancorp, Inc.	780	$10,998
MGM Resorts International*	337	7,657
Micron Technology, Inc.*	819	11,597
Microsoft Corp.	604	33,510
Mondelez International, Inc. (Class A Stock)	614	27,532
Monster Beverage Corp.*	165	24,578
Monster Worldwide, Inc.*	1,271	7,283
MSCI, Inc.	324	23,370
Navigators Group, Inc. (The)*	180	15,442
Netflix, Inc.*	277	31,683
Newfield Exploration Co.*	290	9,442
Nielsen Holdings PLC	304	14,166
NIKE, Inc. (Class B Stock)	206	12,875
Nordstrom, Inc.	133	6,625
Northrop Grumman Corp.	161	30,398
ONE Gas, Inc.	214	10,736
OneMain Holdings, Inc.*	1,072	44,531
Orbital ATK, Inc.	229	20,459
O’Reilly Automotive, Inc.*	85	21,541
Palo Alto Networks, Inc.*	103	18,142
Parkervision, Inc.*	31,780	7,019
Party City Holdco, Inc.*	580	7,488
Pattern Energy Group, Inc.	405	8,469
Paychex, Inc.	345	18,247
Pinnacle Financial Partners, Inc.	284	14,586
Pioneer Natural Resources Co.	441	55,293
Portola Pharmaceuticals, Inc.*	793	40,800
Priceline Group, Inc. (The)*	13	16,574
Quotient Technology, Inc.*	4,160	28,371
Raytheon Co.	106	13,200
Rice Energy, Inc.*	1,150	12,535
RLI Corp.	216	13,338
Royal Caribbean Cruises Ltd.	205	20,748
Ruth’s Hospitality Group, Inc.	647	10,300
Sabre Corp.	562	15,719
salesforce.com, Inc.*	222	17,405
Santander Consumer USA Holdings, Inc.*	985	15,612
Scorpio Bulkers, Inc.*	212	2,097
SEI Investments Co.	307	16,087
ServiceNow, Inc.*	195	16,879
Shutterstock, Inc.*	69	2,231
Signature Bank*	75	11,503
Simon Property Group, Inc.	85	16,527
Six Flags Entertainment Corp.	338	18,570
Southwestern Energy Co.*	3,052	21,700
SS&C Technologies Holdings, Inc.	221	15,088
Starbucks Corp.	299	17,949
Stratasys Ltd.*	259	6,081
SunEdison, Inc.*	3,199	16,283
SunPower Corp.*	1,964	58,940
Swift Transportation Co.*	1,085	14,995
Synchrony Financial*	50	1,521
Synovus Financial Corp.	680	22,018
Tangoe, Inc.*	717	6,016
TherapeuticsMD, Inc.*	17,565	182,149
Total System Services, Inc.	435	21,663
Tribune Media Co. (Class A Stock)	158	5,342
TripAdvisor, Inc.*	145	12,361
Tyler Technologies, Inc.*	99	17,258
Tyson Foods, Inc. (Class A Stock)	271	14,452

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
U.S. Concrete, Inc.*	241	$12,691
Ulta Salon Cosmetics & Fragrance, Inc.*	64	11,840
Under Armour, Inc. (Class A Stock)*	174	14,026
Vail Resorts, Inc.	118	15,103
Visa, Inc. (Class A Stock)	286	22,179
Visteon Corp.*	128	14,656
Webster Financial Corp.	485	18,037
Williams-Sonoma, Inc.	120	7,009
WisdomTree Investments, Inc.	738	11,572
Wynn Resorts Ltd.	129	8,926
XPO Logistics, Inc.*	1,780	48,505
Zillow Group, Inc. (Class C Stock)*	375	8,805

		3,331,119

TOTAL COMMON STOCKS (cost $9,167,640)		9,129,296

EXCHANGE TRADED FUNDS — 5.4%
PowerShares DB Gold Fund*	9,000	311,940
PowerShares DB Oil Fund*	30,009	271,581
SPDR S&P Regional Banking ETF	4,080	171,034
TOPIX Exchange Traded Fund	7,840	102,286

TOTAL EXCHANGE TRADED FUNDS (cost $920,058)		856,841

	Units
RIGHTS*
Hong Kong
GCL Poly Energy (cost $0)	10,518	44

Interest Rate	Maturity Date	Principal Amount (000)#
CONVERTIBLE BONDS — 0.8%
United States — 0.8%
Cobalt International Energy, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/24	132	68,970
SunEdison, Inc.,
Sr. Unsec’d. Notes
2.000%	10/01/18	37	20,188
2.750%	01/01/21	37	18,523
Sr. Unsec’d. Notes, 144A
0.250%	01/15/20	63	24,255

TOTAL CONVERTIBLE BONDS (cost $339,521)			131,936

FOREIGN GOVERNMENT BONDS — 13.0%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
2.000%	08/21/35	AUD 525	467,695
Brazil Notas do Tesouro Nacional (Brazil), Notes
15.882%	08/15/22	BRL 105	70,521
Mexican Udibonos (Mexico), Bonds
4.500%	11/22/35	MXN 4,434	1,514,019

TOTAL FOREIGN GOVERNMENT BONDS (cost $2,265,832)			2,052,235

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	02/15/43	(k)	525		$459,605
1.375%	02/15/44	(k)	825		856,838

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,354,371)					1,316,443

TOTAL LONG-TERM INVESTMENTS (cost $14,047,422)					13,486,795

			Shares
SHORT-TERM INVESTMENTS — 10.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 10.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable
Money Market Fund (cost $1,589,174)(w)(Note 4)			1,589,174		1,589,174

	Counterparty		Notional Amount (000)
OPTIONS PURCHASED* — 0.7%
Call Options — 0.7%
Euro STOXX 50 Index,
expiring 12/16/16, Strike Price $3,550.00			EUR 40		50,798
FTSE MIB Index,
expiring 12/16/16, Strike Price $23,000.00			EUR —	(r)	13,563
expiring 12/16/16, Strike Price $24,000.00			EUR —	(r)	44,874
Russell 2000 Index,
expiring 12/16/16, Strike Price $1,500.00			3		405
S&P 500 Index,
expiring 12/16/16, Strike Price $2,600.00			8		40

					109,680

Put Options
Currency Option USD vs MXN,
expiring 04/16/16, @ FX Rate 0.38	Goldman Sachs & Co.		139		126
TOTAL OPTIONS PURCHASED (cost $285,462)					109,806

TOTAL SHORT-TERM INVESTMENTS (cost $1,874,636)					1,698,980

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 96.3% (cost $15,922,058)					15,185,775

	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* — (1.1)%
Call Options — (1.1)%
FTSE MIB Index,
expiring 12/16/16, Strike Price $30,000.00	EUR —	(r)	$(523)
Russell 2000 Index,
expiring 12/16/16, Strike Price $1,250.00	3		(9,060)
S&P 500 Index,
expiring 12/16/16, Strike Price $2,075.00	8		(85,280)
expiring 12/16/16, Strike Price $2,100.00	8		(83,200)

TOTAL OPTIONS WRITTEN (premiums received $274,481)			(178,063)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 95.2% (cost $15,647,577)			15,007,712
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES(z) — 4.8%			756,025

NET ASSETS — 100.0%			$15,763,737

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
31	5 Year U.S.Treasury Notes	Mar. 2016	$3,673,583	$3,667,930	$(5,653)
9	30 Year U.S. Ultra Treasury Bonds	Mar. 2016	1,419,835	1,428,188	8,353
8	Australian Dollar Currency	Mar. 2016	570,301	581,280	10,979
11	Canadian Dollar Currency	Mar. 2016	805,780	795,630	(10,150)
21	Euro STOXX 50 Index	Mar. 2016	739,714	749,012	9,298
12	FTSE/MIB Index	Mar. 2016	1,382,402	1,398,133	15,731
3	KOSPI 200 Index	Mar. 2016	304,209	307,599	3,390
5	Nikkei 225 Index	Mar. 2016	805,337	791,630	(13,707)
10	Yen Denominated Nikkei 225 Index	Mar. 2016	782,581	780,399	(2,182)

					16,059

Short Positions:
2	10 Year Japanese Bonds	Mar. 2016	2,474,812	2,479,970	(5,158)
8	ASX SPI 200 Index	Mar. 2016	721,116	766,153	(45,037)
126	BIST National 30 Index	Feb. 2016	396,594	384,839	11,755
3	CAC40 10 Euro Index	Jan. 2016	150,706	151,227	(521)
6	Euro Currency	Mar. 2016	829,050	816,450	12,600
9	FTSE 100 Index	Mar. 2016	810,918	822,343	(11,425)
26	FTSE/JSE Top 40 Index	Mar. 2016	768,196	777,932	(9,736)
7	IBEX 35 Index	Jan. 2016	722,051	724,693	(2,642)
43	Japanese Yen Currency	Mar. 2016	4,378,206	4,478,719	(100,513)
10	Mini MSCI Emerging Markets Index	Mar. 2016	400,440	393,750	6,690
7	Russell 2000 Mini Index	Mar. 2016	796,253	792,050	4,203
5	S&P 500 E-Mini	Mar. 2016	512,789	508,850	3,939
7	S&P/TSX 60 Index	Mar. 2016	760,508	769,863	(9,355)
4	Swiss Franc Currency	Mar. 2016	510,600	501,600	9,000
31	TOPIX Index	Mar. 2016	4,033,163	3,991,223	41,940

					(94,260)

					$(78,201)

(1)	Cash of $340,000 and U.S Treasury Obligations with a combined market value of $797,147 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Canadian Dollar,
Expiring 01/29/16	BMO Capital Markets	CAD	211	$151,355	$152,499	$1,144
Indian Rupee,
Expiring 01/29/16	JPMorgan Chase	INR	10,430	157,055	156,889	(166)
Japanese Yen,
Expiring 01/29/16	Standard Chartered PLC	JPY	9,524	79,217	79,287	70

				$387,627	$388,675	1,048

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar
Expiring 01/29/16	JPMorgan Chase	AUD	866	$618,696	$630,125	$(11,429)
Expiring 01/29/16	JPMorgan Chase	AUD	649	463,665	472,230	(8,565)
Canadian Dollar
Expiring 01/29/16	Royal Bank of Scotland Group PLC	CAD	211	151,948	152,499	(551)

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Forward foreign currency exchange contracts outstanding at December 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro
Expiring 01/29/16	Bank of America	EUR	286	$313,939	$311,039	$2,900
Expiring 01/29/16	Bank of America	EUR	273	299,669	296,901	2,768
Expiring 01/29/16	Deutsche Bank AG	EUR	144	158,275	156,607	1,668
Expiring 01/29/16	Deutsche Bank AG	EUR	144	158,067	156,607	1,460
Japanese Yen
Expiring 01/29/16	RBC Dominion Securities	JPY	32,444	268,123	270,096	(1,973)
Expiring 01/29/16	RBC Dominion Securities	JPY	18,597	153,689	154,820	(1,131)
Expiring 01/29/16	RBC Dominion Securities	JPY	9,524	78,708	79,287	(579)
Mexican Peso
Expiring 01/29/16	RBC Dominion Securities	MXN	27,076	1,584,012	1,567,643	16,369
Philippine Peso
Expiring 01/29/16	Hong Kong & Shanghai Bank	PHP	7,117	149,454	150,986	(1,532)
Polish Zloty
Expiring 01/29/16	Hong Kong & Shanghai Bank	PLN	613	156,294	156,162	132
South African Rand
Expiring 01/29/16	State Street Bank	ZAR	2,409	156,522	154,926	1,596
South Korean Won
Expiring 01/29/16	JPMorgan Chase	KRW	367,245	313,536	312,944	592

				$5,024,597	$5,022,872	1,725

						$2,773

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	2/22/16	BRL	(572)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Bovespa Index	$473	$—	$473
Bank of America	2/22/16	BRL	(1,239)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Bovespa Index	13,821	—	13,821
Bank of America	7/14/16		(51)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Consumer Staples SPDR	(530)	—	(530)
Bank of America	9/13/16		(9)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Consumer Staples SPDR	(7)	—	(7)
Bank of America	9/13/16		(1)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Energy Select Sector SPDR	19	—	19
Bank of America	1/05/17		(54)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Energy Select Sector SPDR	(450)	—	(450)

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Bank of America	9/30/16	480	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Financial Select Sector NTR	$—	$—	$—
Bank of America	11/30/16	145	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Financial Select Sector NTR	(483)	—	(483)
Bank of America	12/05/16	(109)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Financial Select Sector NTR	1,310	—	1,310
Bank of America	4/29/16	(282)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Industrial Select Sector SPDR	—	—	—
Bank of America	5/06/16	(189)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Industrial Select Sector SPDR	—	—	—
Bank of America	7/14/16	(36)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Industrial Select Sector SPDR	(144)	—	(144)
Bank of America	9/05/16	(12)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Industrial Select Sector SPDR	—	—	—
Bank of America	1/05/17	(55)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Industrial Select Sector SPDR	422	—	422
Bank of America	8/12/16	(36)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on iShares DJ US Real Estate ETF	(817)	—	(817)
Bank of America	10/27/16	(57)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on iShares Transportation Average ETF	300	—	300
Bank of America	1/05/17	(52)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on iShares Transportation Average ETF	198	—	198

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Bank of America	9/13/16	(17)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on iShares US Real Estate ETF	$(153)	$—	$(153)
Bank of America	8/12/16	(32)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on iShares US Telecommunications ETF	(1,002)	—	(1,002)
Bank of America	9/13/16	(22)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on iShares US Telecommunications ETF	509	—	509
Bank of America	12/05/16	(448)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Materials Select Sector SPDR	—	—	—
Bank of America	1/05/17	— (r)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Materials Select Sector SPDR	—	—	—
Bank of America	1/05/17	(55)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Materials Select Sector SPDR	480	—	480
Bank of America	1/05/17	(110)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Powershares S&P 500 High Beta	1,215	—	1,215
Bank of America	12/05/16	(460)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on SPDR S&P Retail ET	—	—	—
Bank of America	5/05/16	345	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Technology select Sector SPDR	—	—	—
Bank of America	12/05/16	275	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Technology Select Sector SPDR	(1,933)	—	(1,933)
Bank of America	11/30/16	JPY 18,703	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on TOPIX Banks Exchange Traded Fund	(35)	—	(35)

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Total return swap agreements outstanding at December 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Deutsche Bank AG	5/04/16	(1,556)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Powershares S&P 500 High Beta	$—	$—	$—
Deutsche Bank AG	10/07/16	(54)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Utilities Select Sector SPDR	(786)	—	(786)
Goldman Sachs & Co.	9/20/16	(60)	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Consumer Staples SPDR	(239)	—	(239)
Morgan Stanley	4/29/16	160	Receive payments based on one month LIBOR BBA and pay variable payments based on total return rate on Technology Select Sector SPDR	—	—	—

				$12,168	$—	$12,168

(r)	Less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$13,029	$—
Bermuda	12,648	—	—
Canada	56,335	—	—
China	28,315	—	—
Denmark	20,096	—	—
France	—	307,422	—
Germany	—	291,940	—
Hong Kong	—	7,819	—
Isle of Man	—	17,592	—
Italy	—	63,705	—
Japan	62,170	4,837,204	—
Sweden	11,853	—	—
Switzerland	11,101	—	—
Thailand	18,246	—	—
United Kingdom	24,120	14,582	—
United States	3,324,100	—	7,019
Exchange Traded Funds	754,555	102,286	—
Rights
Hong Kong	—	44	—
Convertible Bonds	—	131,936	—

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

	Level 1	Level 2	Level 3
Foreign Government Bonds	$—	$2,052,235	$—
U.S. Treasury Obligations	—	1,316,443	—
Affiliated Money Market Mutual Fund	1,589,174	—	—
Options Purchased	51,203	58,563	40
Options Written	(177,540)	(523)	—
Other Financial Instruments*
Futures Contracts	(78,201)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	2,773	—
OTC Total Return Swaps	—	12,168	—

Total	$5,708,175	$9,229,218	$7,059

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Foreign Government Bonds	13.0%
Affiliated Money Market Mutual Fund	10.1
U.S. Treasury Obligations	8.4
Banks	6.3
Auto Components	3.4
Oil, Gas & Consumable Fuels	2.6
Real Estate Management & Development	2.6
Insurance	2.4
Diversified Financial Services	2.4
Construction & Engineering	2.1
Software	2.1
Pharmaceuticals	2.0
Household Durables	2.0
Media	1.8
Internet Software & Services	1.8
Energy Equipment & Services	1.8
Specialty Retail	1.8
Electronic Equipment, Instruments & Components	1.8
Exchange Traded Funds	1.7
Trading Companies & Distributors	1.7
IT Services	1.6
Machinery	1.3
Real Estate Investment Trusts (REITs)	1.2
Semiconductors & Semiconductor Equipment	1.2
Hotels, Restaurants & Leisure	1.2
Internet & Catalog Retail	1.2
Capital Markets	1.1
Health Care Equipment & Supplies	1.1
Chemicals	0.9
Building Products	0.8
Technology Hardware, Storage & Peripherals	0.8
Leisure Products	0.7
Textiles, Apparel & Luxury Goods	0.7

Commercial Services & Supplies	0.7%
Options Purchased	0.7
Automobiles	0.7
Professional Services	0.6
Biotechnology	0.6
Electrical Equipment	0.6
Diversified Telecommunication Services	0.5
Aerospace & Defense	0.5
Consumer Finance	0.5
Beverages	0.5
Oil & Gas	0.4
Metals & Mining	0.4
Energy—Alternate Sources	0.4
Food Products	0.4
Airlines	0.4
Air Freight & Logistics	0.3
Wireless Telecommunication Services	0.3
Paper & Forest Products	0.3
Tobacco	0.3
Health Care Providers & Services	0.2
Food & Staples Retailing	0.2
Communications Equipment	0.2
Gas Utilities	0.1
Household Products	0.1
Transportation Infrastructure	0.1
Road & Rail	0.1
Industrial Conglomerates	0.1
Construction Materials	0.1
Thrifts & Mortgage Finance	0.1
Water Utilities	0.1
Health Care Technology	0.1
Diversified Consumer Services	0.1

96.3
Options Written	(1.1)
Other assets in excess of liabilities	4.8

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	96,946	*	Due from/to broker — variation margin futures	94,605	*
Equity contracts	Unaffiliated investments	109,724		Options written outstanding, at value	178,063
Foreign exchange contracts	Due from/to broker — variation margin futures	32,579	*	Due from/to broker — variation margin futures	110,663	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	28,699		Unrealized depreciation on OTC forward foreign currency exchange contracts	25,926
Foreign exchange contracts	Unaffiliated investments	126		—	—
Interest Rate contracts	Due from/to broker—variation margin futures	8,353	*	Due from/to broker — variation margin futures	10,811	*
Interest Rate contracts	Unrealized appreciation on OTC swap agreements	18,747		Unrealized depreciation on OTC swap agreements	6,579

Total		$295,174			$426,647

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Options Purchased(1)	Options Written	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts		$—	$—	$(1,396)	$—	$—	$(1,396)
Foreign exchange contracts		(33,648)	6,109	(70,172)	—	268,771	171,060
Equity contracts		(41,669)	(14,046)	10,364	204,625	—	159,274

Total		$(75,317)	$(7,937)	$(61,204)	$204,625	$268,771	$328,938

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Options Written	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$—	$(2,458)	$12,168	$—	$9,710
Foreign exchange contracts	—	(5,179)	—	(78,084)	—	2,773	(80,490)
Equity contracts	44	(170,477)	96,418	2,341	—	—	(71,674)

Total	$44	$(175,656)	$96,418	$(78,201)	$12,168	$2,773	$(142,454)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

For the period ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(4)	Forward Foreign Currency Exchange Contracts- Sold(4)	Total Return Swap Agreements(2)
$297,415	$66	$8,366,832	$16,536,360	$936,875	$5,376,103	$4,963

(1)	Cost

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$24,415	$(5,554)	$—	$18,861
BMO Capital Markets	1,144	—	—	1,144
Deutsche Bank AG	3,128	(786)	—	2,342
Goldman Sachs & Co	126	(126)	—	—
Hong Kong & Shanghai Bank	132	(132)	—	—
JPMorgan Chase	592	(592)	—	—
RBC Dominion Securities	16,369	(3,683)	—	12,686
Royal Bank of Scotland Group PLC	—	—	—	—
Standard Chartered PLC	70	—	—	70
State Street Bank	1,596	—	—	1,596

	$47,572

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(5,554)	$5,554	$—	$—
BMO Capital Markets	—	—	—	—
Deutsche Bank AG	(786)	786	—	—
Goldman Sachs & Co	(239)	126	—	(113)
Hong Kong & Shanghai Bank	(1,532)	132	—	(1,400)
JPMorgan Chase	(20,160)	592	—	(19,568)
RBC Dominion Securities	(3,683)	3,683	—	—
Royal Bank of Scotland Group PLC	(551)	—	—	(551)
Standard Chartered PLC	—	—	—	—
State Street Bank	—	—	—	—

	$(32,505)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments at value:
Unaffiliated investments (cost $14,332,884)	$13,596,601
Affiliated investments (cost $1,589,174)	1,589,174
Cash	9,317
Foreign currency, at value (cost $89,855)	89,645
Deposit with Broker for futures	340,000
Cash segregated for Counterparty—OTC	280,000
Receivable for investments sold	202,030
Unrealized appreciation on OTC forward foreign currency exchange contracts	28,699
Dividends and interest receivable	19,555
Unrealized appreciation on OTC swap agreements	18,747
Receivable for fund share sold	2,300
Receivable from affiliate	1,965
Tax reclaim receivable	177
Prepaid expenses	477

Total Assets	16,178,687

LIABILITIES:
Options written outstanding, at value (premiums received $274,481)	178,063
Accrued expenses and other liabilities	106,266
Payable for investments purchased	62,887
Due to broker—variation margin futures	30,527
Unrealized depreciation on OTC forward foreign currency exchange contracts	25,926
Unrealized depreciation on OTC swap agreements	6,579
Advisory fees payable	3,923
Distribution fee payable	430
Affiliated transfer agent fee payable	340
Payable for fund share repurchased	9

Total Liabilities	414,950

NET ASSETS	$15,763,737

Net assets were comprised of:
Paid-in capital	$16,706,142
Retained earnings	(942,405)

Net assets, December 31, 2015	$15,763,737

Net asset value and redemption price per share, $15,763,737 / 1,673,945 outstanding shares of beneficial interest	$9.42

STATEMENT OF OPERATIONS

For the Period July 13, 2015* through
December 31, 2015

INCOME
Interest income	$66,090
Unaffiliated dividend income (net) (foreign withholding tax $6,335, includes $1,965 reimbursable by an affiliate)	59,097
Affiliated dividend income	2,447

127,634

EXPENSES
Advisory fees	76,821
Distribution fee	18,467
Custodian and accounting fees	51,000
Audit fee	40,000
Legal fees and expenses	8,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $980)	4,000
Shareholders’ reports	3,000
Loan interest expense	97
Miscellaneous	12,086

Total expenses	219,471
Less: advisory fee waivers and/or expense reimbursement	(114,483)

Net expenses	104,988

NET INVESTMENT INCOME	22,646

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(630,185)
Futures transactions	(61,204)
Options written transactions	(7,937)
Swap agreements transactions	204,625
Foreign currency transactions	233,061

(261,640)

Net change in unrealized appreciation (depreciation) on:
Investments	(736,283)
Futures	(78,201)
Options written	96,418
Swap agreements	12,168
Foreign currencies	2,487

(703,411)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(965,051)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(942,405)

STATEMENT OF CHANGES IN NET ASSETS

July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,646
Net realized loss on investment and foreign currency transactions	(261,640)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(703,411)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(942,405)

FUND SHARE TRANSACTIONS:
Fund share sold [1,680,047 shares]	16,764,361
Fund share repurchased [6,102 shares]	(58,219)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	16,706,142

TOTAL INCREASE IN NET ASSETS	15,763,737
NET ASSETS:
Beginning of period	—

End of period	$15,763,737

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A200

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2015

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Columbian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

BATS	Better Alternative Trading System Exchange
BRN	BX Worldcaps
Chi-X	European Equity Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
SGMX	Sigma X MTF
TSX	Toronto Stock Exchange
XJSE	Johannesburg Stock Exchange
XLON	London Stock Exchange
SWX	SIX Swiss Exchange

Index:

BCUSCYCL	Barclays US Cyclicals Index
CDX	Credit Derivative Index
GSMSEUQT	GS European Quality Index
IBEX	Spanish Stock Index
iBoxx	Bond Market Indices
JPGMAER2	JP Aerospace Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index
UKRPI	United Kingdom Retail Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ADS	American Depositary Share
ASX	Australian Securities Exchange
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
Bobl	Bundesobligationen-German Federal Obligations
bps	Basis Points
CDOR	Canadian Dealer Offered Rate
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
NFIX3FRA	New Zealand Bank Bill 3 month Forward Rate Agreement
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
KWCDC	Korean Won Certificate of Deposit
L1	Level 1
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NIBOR	Norwegian Interbank Offered Rate
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
SDR	Sweden Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
WIBOR	Warsaw Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A201

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2015 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 21 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST AB Global Bond Portfolio (“AB Global Bond”)	Current income consistent with preservation of capital.	AllianceBernstein L.P.

AST BlackRock Multi-Asset Income Portfolio (“BlackRock Multi-Asset Income”)	Maximize current income with consideration for capital appreciation.	BlackRock Investment Management, LLC

AST Columbia Adaptive Risk Allocation Portfolio (“Columbia Adaptive Risk Allocation”)	Consistent total return.	Columbia Management Investment Advisors, LLC

AST Emerging Managers Diversified Portfolio (“Emerging Managers Diversified”)	Total return.	Prudential Investment LLC (“PI”) through its Strategic Investment Research Group team / Dana Investment Advisors, Inc. / Longfellow Investment Management Co. LLC

AST FQ Absolute Return Currency Portfolio (“FQ Absolute Return Currency”)	Absolute returns not highly correlated with any traditional asset class.	First Quadrant, L.P.

AST Franklin Templeton K2 Global Absolute Return Portfolio (“Franklin Templeton K2 Global Absolute Return”)	Capital appreciation with reduced market correlation.	Franklin Advisers, Inc. / K2/D&S Management Co., LLC / Templeton Global Advisors Ltd.

AST Goldman Sachs Global Growth Allocation Portfolio (“Goldman Sachs Global Growth Allocation”)	Total return made up of capital appreciation and income.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Global Income Portfolio (“Goldman Sachs Global Income”)	High total return.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Strategic Income Portfolio (“Goldman Sachs Strategic Income”)	Total return.	Goldman Sachs Asset Management, L.P.

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	Objective	Subadviser(s)
AST Ivy Asset Strategy Portfolio (“Ivy Asset Strategy”)	Total return.	Ivy Investment Management Co.

AST Jennison Global Infrastructure Portfolio (“Jennison Global Infrastructure”)	Total return.	Jennison Associates LLC (“Jennison”)

AST Managed Alternatives Portfolio (“Managed Alternatives”)	Long term capital appreciation.	PGIM, Inc. formerly Prudential Investment Management (“PIM”). On January 4, 2016, PIM was renamed PGIM, Inc. (“PGIM”)

AST Managed Equity Portfolio (“Managed Equity”)	Capital appreciation.	Quantitative Management Associates LLC (“QMA”)

AST Managed Fixed-Income Portfolio (“Managed Fixed-Income”)	Total return.	QMA

AST Morgan Stanley Multi-Asset Portfolio (“Morgan Stanley Multi-Asset”)	Total return.	Morgan Stanley Investment Management, Inc.

AST Neuberger Berman Long/Short Portfolio (“Neuberger Berman Long/Short”)	Long term capital appreciation.	Neuberger Berman Management LLC

AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”)	Capital appreciation.	Jennison / PGIM / QMA

AST QMA International Core Equity Portfolio (“QMA International Core Equity”)	Long-term capital appreciation.	QMA

AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”)	Long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc.

AST Wellington Management Global Bond Portfolio (“Wellington Management Global Bond”)	Excess returns over the Barclays Global Aggregate Bond Index.	Wellington Management Company, LLP

AST Wellington Management Real Total Return Portfolio (“Wellington Management Real Total Return”)	Real total return.	Wellington Management Company, LLP

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received

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to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”) for Jennison Global Infrastructure, Managed Equity and Managed Fixed Income. PI is the sole Investment Manager for BlackRock Multi-Asset, FQ Absolute Return Currency, Franklin Templeton K2 Global Absolute Return, Goldman Sachs Global Growth Allocation, Goldman Sachs Strategic Income, Prudential Flexible Multi-Strategy, QMA International Core Equity and T. Rowe Price Diversified Real Growth, AB Global Bond, Columbia Adaptive Risk Allocation, Emerging Managers Diversified, Goldman Sachs Global Income, Ivy Asset Strategy, Managed Alternatives, Morgan Stanley Multi-Asset, Neuberger Berman Long/Short, Wellington Management Global Bond, Wellington Management Real Total Return. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the

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issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called Connecticut Avenue Securities by Fannie Mae and Structured Agency Credit Risk by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Participatory Notes/Warrants:    The Trust may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Trust may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no

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rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations

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in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios entered into CDS contracts to provide a measure of protection against defaults or take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer

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has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the

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Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2015, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio hold such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period,

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the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

MLPs:    Certain Portfolios invest in Master Limited Partnerships (MLPs). Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders. The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions to shareholders are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2015, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment

B9

Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that the advisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
AB Global Bond	N/A	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.63%
BlackRock Multi-Asset Income	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.04%
Columbia Adaptive Risk Allocation	N/A	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	—	#
Emerging Managers Diversified	N/A	0.74% first $300 million; 0.73% on next $200 million; 0.72% on next $250 million; 0.71% on next $2.5 billion; 0.70% on next $2.75 billion; 0.67% on next $4 billion; 0.65% in excess of $10 billion	—	#
FQ Absolute Return Currency	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	—	#
Franklin Templeton K2 Global Absolute Return	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	—	#
Goldman Sachs Global Growth Allocation	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	—	#
Goldman Sachs Global Income	N/A	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.63%
Goldman Sachs Strategic Income	0.87% first $300 million; 0.86% on next $200 million; 0.85% on next $250 million; 0.84% on next $2.5 billion; 0.83% on next $2.75 billion; 0.80% on next $4 billion; 0.78% in excess of $10 billion	0.7125% first $300 million; 0.7025% on next $200 million; 0.6925% on next $250 million; 0.6825% on next $2.5 billion; 0.6725% on next $2.75 billion; 0.6425% on next $4.0 billion; 0.6225% in excess of $10 billion	0.79%

B10

	Advisory Fees through June 30, 2015	Advisory Fees effective July 1, 2015	Effective Advisory Fees
Ivy Asset Strategy	N/A	0.89% first $300 million; 0.88% on next $200 million; 0.87% on next $250 million; 0.86% on next $2.5 billion; 0.85% on next $2.75 billion; 0.82% on next $4 billion; 0.80% in excess of $10 billion	—	#
Jennison Global Infrastructure	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	—	#
Managed Alternatives	N/A	0.15%	—	#
Managed Equity	0.15%	0.15%	—	#
Managed Fixed-Income	0.15%	0.15%	—	#
Morgan Stanley Multi-Asset	N/A	1.04% first $300 million; 1.03% on next $200 million; 1.02% on next $250 million; 1.01% on next $2.5 billion; 1.00% on next $2.75 billion; 0.97% on next $4 billion; 0.95% in excess of $10 billion	—	#
Neuberger Berman Long/Short	N/A	1.04% first $300 million; 1.03% on next $200 million; 1.02% on next $250 million; 1.01% on next $2.5 billion; 1.00% on next $2.75 billion; 0.97% on next $4 billion; 0.95% in excess of $10 billion	—	#
Prudential Flexible Multi-Strategy	1.14% first $300 million; 1.13% on next $200 million; 1.12% on next $250 million; 1.11% on next $2.5 billion; 1.10% on next $2.75 billion; 1.07% on next $4 billion; 1.05% in excess of $10 billion	0.9825% first $300 million; 0.9725% on next $200 million; 0.9625% on next $250 million; 0.9525% on next $2.5 billion; 0.9425% on next $2.75 billion; 0.9125% on next $4 billion; 0.8925% in excess of $10 billion	0.14%
QMA International Core Equity	0.89% first $300 million; 0.88% on next $200 million; 0.87% on next $250 million; 0.86% on next $2.5 billion; 0.85% on next $2.75 billion; 0.82% on next $4 billion; 0.80% in excess of $10 billion†	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion††	0.75%
T. Rowe Price Diversified Real Growth	0.89% first $300 million; 0.88% on next $200 million; 0.87% on next $250 million; 0.86% on next $2.5 billion; 0.85% on next $2.75 billion; 0.82% on next $4 billion; 0.80% in excess of $10 billion	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	—	#
Wellington Management Global Bond	N/A	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.63%
Wellington Management Real Total Return	N/A	1.04% first $300 million; 1.03% on next $200 million; 1.02% on next $250 million; 1.01% on next $2.5 billion; 1.00% on next $2.75 billion; 0.97% on next $4 billion; 0.95% in excess of $10 billion	—	#

B11

	Fee Waivers and/or Expense Limitations through June 30, 2015	Fee Waivers and/or Expense Limitations effective July 1, 2015
BlackRock Multi-Asset Income	1.13%*	1.13%*
Columbia Adaptive Risk Allocation	N/A	contractually limit expenses to 1.28% through June 30, 2016
Emerging Managers Diversified	N/A	contractually limit expenses to 1.07% through July 13, 2016
FQ Absolute Return Currency	contractually limit expenses to 1.22% through June 30, 2015	contractually limit expenses to 1.22% through June 30, 2016
Franklin Templeton K2 Global Absolute Return	1.17%*	1.17%*
Goldman Sachs Global Growth Allocation	1.19%*	1.19%*
Ivy Asset Strategy	N/A	contractually limit expenses to 1.21% through June 30, 2016
Jennison Global Infrastructure	contractually limit expenses to 1.26% through June 30, 2015	contractually limit expenses to 1.26% through June 30, 2016
Managed Alternatives	N/A	contractually limit expenses to 1.47% through July 13, 2016
Managed Equity	contractually limit expenses to 1.25% through June 30, 2015**	contractually limit expenses to 1.25% through June 30, 2016**
Managed Fixed-Income	contractually limit expenses to 1.25% through June 30, 2015**	contractually limit expenses to 1.25% through June 30, 2016**
Morgan Stanley Multi-Asset	N/A	contractually limit expenses to 1.42% through July 13, 2016
Neuberger Berman Long/Short	N/A	contractually limit expenses to 1.42% through July 13, 2016
Prudential Flexible Multi-Strategy	1.48%***	1.48%***
T. Rowe Price Diversified Real Growth	1.05%*	1.05%*
QMA International Core Equity	N/A	contractually limit expenses to 0.995% through June 30, 2016
Wellington Management Real Total Return	N/A	contractually limit expenses to 1.42% through July 13, 2016

*	The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation. This arrangement is contractual through June 30, 2016.
**	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust.
***	The Investment Manager and PAD have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management free equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation. This arrangement is contractual through June 30, 2016.
#	The advisory fee amount waived and/or expense reimbursement exceeds the advisory fee for the current period due to expense limitations described above.
†	The Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees do not exceed 0.85% of the Portfolio’s average daily net assets. This arrangement is contractual through June 30, 2016.

B12

††	The Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any waiver) and other expenses (including distribution fees, and excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.995% of the Portfolio’s average daily net assets. This arrangement is contractual through June 30, 2016.

AST Investment Services, Inc., Jennison, PI, PGIM, PAD and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was as follows:

Amount
Franklin Templeton K2 Global Absolute Return	$51
Ivy Asset Strategy	4,930
Neuberger Berman Long/Short	812
Wellington Management Real Total Return	19

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with PAD, an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Managed Equity and Managed Fixed Income. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Net earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

PGIM, is the Trust’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM was compensated as follows for these services by the Portfolios:

Amount
Goldman Sachs Strategic Income	$11,268
QMA International Core Equity	13,067

B13

The following Portfolios are due reimbursements by Prudential of foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	2014 Withholding Tax	2015 Withholding Tax	Total
Jennison Global Infrastructure	$89	$1,485	$1,574
QMA International Core Equity	—	266,908	266,908
T. Rowe Price Diversified Real Growth	248	1,151	1,399
Wellington Management Real Total Return	—	1,965	1,965

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2015, were as follows:

	Cost of Purchases	Proceeds from Sales
AB Global Bond	$1,042,440,453	$337,986,515
BlackRock Multi-Asset Income	26,727,989	9,645,074
Columbia Adaptive Risk Allocation	6,112,841	1,663,578
Emerging Managers Diversified	5,559,524	677,627
Franklin Templeton K2 Global Absolute Return	9,407,300	2,530,529
Goldman Sachs Global Growth Allocation	22,314,200	10,889,365
Goldman Sachs Global Income	1,356,390,905	610,051,465
Goldman Sachs Strategic Income	931,524,245	1,014,519,422
IVY Asset Strategy.	24,075,972	7,511,144
Jennison Global Infrastructure	7,712,989	6,077,067
Managed Alternatives	1,553,600	—
Managed Equity	10,777,013	2,163,428
Managed Fixed-Income	19,329,807	6,833,352
Morgan Stanley Multi-Asset	15,522,039	10,185,889
Neuberger Berman Long/Short	14,258,349	6,509,015
Prudential Flexible Multi-Strategy	24,976,145	7,901,710
QMA International Core Equity	1,734,578,011	898,582,147
T. Rowe Price Diversified Real Growth	25,346,687	8,367,033
Wellington Management Global Bond	869,196,735	108,913,451
Wellington Management Real Total Return	19,529,788	6,287,442

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2015 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Goldman Sachs Global Growth Allocation
Goldman Sachs Strategic Income	$750,468	$1,157,007	$1,252,409	$—	$627,028

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Managed Equity
AQR Emerging Markets Equity	$—	$1,080,110	$109,000	$—	$840,802
ClearBridge Dividend Growth	145,971	28,674	172,005	—	—
Global Real Estate	58,488	156,827	6,000	—	207,044
Goldman Sachs Mid-Cap Growth	201,887	690,219	71,000	—	778,888
International Growth	510,794	1,610,439	262,000	—	1,852,342
International Value	498,878	1,647,939	239,000	—	1,860,645
Jennison Global Infrastructure	27,821	13,913	42,541	—	—
Large-Cap Value	281,795	1,093,448	160,000	—	1,138,027
MFS Global Equity	147,577	442,567	42,000	—	533,247
Neuberger Berman / LSV Mid-Cap Value	184,544	730,371	85,000	—	780,263

B14

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Managed Equity (continued)
Parametric Emerging Markets Equity	$296,011	$69,171	$366,302	$—	$—
QMA US Equity Alpha	234,219	819,567	94,000	—	969,859
Small-Cap Growth	19,073	245,413	20,000	—	234,613
Small-Cap Value	18,649	247,413	25,000	—	231,568
T. Rowe Price Large-Cap Growth	279,667	945,312	152,000	—	1,133,854

	$2,905,374	$9,821,383	$1,845,848	$—	$10,561,152

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Managed Fixed-Income
BlackRock Low Duration Bond	$202,079	$885,942	$155,005	$—	$931,208
Goldman Sachs Strategic Income	674,186	837,978	567,905	—	923,057
High Yield	492,232	1,449,402	994,560	—	892,626
Lord Abbett Core Fixed-Income	1,033,272	3,817,269	766,810	—	4,046,386
Prudential Core Bond	2,407,349	8,838,793	1,729,120	—	9,432,409
Templeton Global Bond	446,079	710,204	1,132,719	—	—
Wellington Global Bond	—	1,233,106	141,700	—	1,090,489
Western Asset Emerging Markets Debt	351,047	780,138	568,558	—	536,325

	$5,606,244	$18,552,832	$6,056,377	$—	$17,852,500

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Prudential Flexible Multi-Strategy
Global Real Estate	$432,819	$1,050,000	$—	$—	$1,464,992
High Yield	422,491	4,835,000	750,000	—	4,223,042
Prudential Core Bond	233,812	5,425,000	—	—	5,617,947
QMA Emerging Markets Equity	694,065	—	300,000	—	350,375
QMA US Equity Alpha	5,005,552	10,145,000	3,000,000	—	12,210,174

	$6,788,739	$21,455,000	$4,050,000	$—	$23,866,530

Written options transactions, during the year or period ended December 31, 2015, were as follows:

	AST AB Global Bond Portfolio		AST Ivy Asset Strategy Portfolio
	Number of Contracts/ Notional Amount (000)	Premium	Number of Contracts/ Notional Amount (000)	Premium
Balance at beginning of period	—	$—	—	$—
Written options	33,619	363,996	28	108,053
Expired options	(33,338)	(66,090)	(10)	(43,043)
Closed options	(35)	(37,248)	(3)	(25,932)

Balance at end of period	246	$260,658	15	$39,078

B15

	AST Morgan Stanley Multi-Asset Portfolio		AST Neuberger Berman Long / Short Portfolio
	Number of Contracts/ Notional Amount (000)	Premium	Number of Contracts/ Notional Amount (000)	Premium
Balance at beginning of period	—	$—	—	$—
Written options	1,480	4,063	141	24,798
Expired options	—	—	(99)	(13,811)
Closed options	—	—	(34)	(10,589)

Balance at end of period	1,480	$4,063	8	$398

	AST T. Rowe Price Diversified Real Growth		AST Wellington Management Real Total Return Portfolio
	Number of Contracts/ Notional Amount (000)	Premium	Number of Contracts/ Notional Amount (000)	Premium
Balance at beginning of year or period	1	$18,985	—	$—
Written options	11	503,536	406	307,154
Expired options	—	—	—	—
Closed options	(11)	(477,454)	(387)	(32,673)

Balance at end of year or period	1	$45,067	19	$274,481

As of December 31, 2015, portfolio securities with an aggregate value of $284,625 and $2,696,460, respectively, were segregated to cover potential obligations with respect to options written by AST Ivy Asset Strategy Portfolio and AST T. Rowe Price Diversified Real Growth Portfolio, respectively.

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2015. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

B16

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
AB Global Bond	$3,695,500	1.60%	2	$4,936,000	$—
Goldman Sachs Global Income	16,357,500	1.68%	2	32,019,000	32,019,000
Goldman Sachs Strategic Income	3,513,444	1.52%	27	25,520,000	25,520,000
Managed Equity	244,500	1.44%	2	346,000	—
Managed Fixed Income	229,667	1.44%	6	339,000	—
QMA International Core Equity	3,255,267	1.52%	15	6,000,000	—
T. Rowe Price Diversified Real Growth	338,400	1.45%	15	1,059,000	—
Wellington Real Total Return	402,667	1.45%	6	505,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2015, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

10.	New Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Trust for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

11.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Co-Managers (PI and AST Investment services), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B17

Financial Highlights

	AST AB Global Bond Portfolio
	July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.04
Net realized and unrealized gain on investments	.04

Total from investment operations	.08

Net Asset Value, end of period	$10.08

Total Return(a)	.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,130.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.92	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.92	%(e)
Net investment income	.90	%(e)
Portfolio turnover rate	55	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST BlackRock Multi-Asset Income Portfolio
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income	.33	.29
Net realized and unrealized loss on investments	(.74)	(.28)

Total from investment operations	(.41)	.01

Net Asset Value, end of period	$9.60	$10.01

Total Return(a)	(4.10)%	.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27.2	$11.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.76%	.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.57%	3.36	%(e)
Net investment income	3.37%	4.19	%(e)
Portfolio turnover rate	47%	55	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Columbia Adaptive Risk Allocation Portfolio
	July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.05
Net realized and unrealized loss on investments	(.41)

Total from investment operations	(.36)

Net Asset Value, end of period	$9.64

Total Return(a)	(3.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22	%(e)
Expenses Before Waivers and/or Expense Reimbursement	4.62	%(e)
Net investment income	1.17	%(e)
Portfolio turnover rate	45	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Emerging Managers Diversified Portfolio
	July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.05
Net realized and unrealized loss on investments	(.32)

Total from investment operations	(.27)

Net Asset Value, end of period	$9.73

Total Return(a)	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07	%(e)
Expenses Before Waivers and/or Expense Reimbursement	4.87	%(e)
Net investment income	1.03	%(e)
Portfolio turnover rate	26	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST FQ Absolute Return Currency Portfolio
	Year Ended December 31, 2015(d)	April 28, 2014 (c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.75	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.07)	(.04)
Net realized and unrealized loss on investments	(.49)	(.21)

Total from investment operations	(.56)	(.25)

Net Asset Value, end of period	$9.19	$9.75

Total Return(a)	(5.74)%	(2.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.6	$5.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.22	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.94%	3.76	%(e)
Net investment loss	(.79)%	(.62	)%(e)
Portfolio turnover rate	0%	0	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Franklin Templeton K2 Global Absolute Return Portfolio
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.73	$10.00

Income (Loss) From Investment Operations:
Net investment income	.10	.09
Net realized and unrealized loss on investments	(.46)	(.36)

Total from investment operations	(.36)	(.27)

Net Asset Value, end of period	$9.37	$9.73

Total Return(a)	(3.70)%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$16.9	$7.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.08	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.49%	4.17	%(e)
Net investment income	.99%	1.63	%(e)
Portfolio turnover rate	35%	29	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Global Growth Allocation Portfolio
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.29	$10.00

Income (Loss) From Investment Operations:
Net investment income	.12	.09
Net realized and unrealized gain (loss) on investments	(.22)	.20

Total from investment operations	(.10)	.29

Net Asset Value, end of period	$10.19	$10.29

Total Return(a)	(.97)%	2.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.7	$7.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79%	.81	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.92%	3.84	%(e)
Net investment income	1.18%	1.55	%(e)
Portfolio turnover rate	100%	31	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

	AST Goldman Sachs Global Income Portfolio
	July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.05
Net realized and unrealized gain on investments	.09

Total from investment operations	.14

Net Asset Value, end of period	$10.14

Total Return(a)	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$754.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.94	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.94	%(e)
Net investment income	.98	%(e)
Portfolio turnover rate	158	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Goldman Sachs Strategic Income Portfolio
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.77	$10.00

Income (Loss) From Investment Operations:
Net investment income	.21	.08
Net realized and unrealized loss on investments	(.43)	(.31)

Total from investment operations	(.22)	(.23)

Net Asset Value, end of period	$9.55	$9.77

Total Return(a)	(2.25)%	(2.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$513.9	$762.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.00	%(e)
Net investment income	2.20%	1.22	%(e)
Portfolio turnover rate	264%	177	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Ivy Asset Strategy Portfolio
	July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.01
Net realized and unrealized loss on investments	(.85)

Total from investment operations	(.84)

Net Asset Value, end of period	$9.16

Total Return(a)	(8.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.21	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.14	%(e)
Net investment income	.28	%(e)
Portfolio turnover rate	49	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Jennison Global Infrastructure Portfolio
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.45	$10.00

Income (Loss) From Investment Operations:
Net investment income	.10	.07
Net realized and unrealized gain (loss) on investments	(1.18)	.38

Total from investment operations	(1.08)	.45

Net Asset Value, end of period	$9.37	$10.45

Total Return(a)	(10.33)%	4.50%
Ratios/Supplemental Data:
Net Asset Value, end of period (in millions)	$7.2	$6.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26%	1.26	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.98%	3.81	%(e)
Net investment income	.99%	1.15	%(e)
Portfolio turnover rate	89%	39	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Managed Alternatives Portfolio
	July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.01)
Net realized and unrealized loss on investments	(.31)

Total from investment operations	(.32)

Net Asset Value, end of period	$9.68

Total Return(a)	(3.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.25	%(e)
Expenses Before Waivers and/or Expense Reimbursement	30.28	%(e)
Net investment loss	(.23	)%(e)
Portfolio turnover rate	0	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Managed Equity Portfolio
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.33	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.01)	—	(e)
Net realized and unrealized gain (loss) on investments	(.14)	.33

Total from investment operations	(.15)	.33

Net Asset Value, end of period	$10.18	$10.33

Total Return(a)	(1.45)%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11.7	$2.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.24%	.14	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.44%	10.76	%(f)
Net investment loss	(.07)%	(.14	)%(f)
Portfolio turnover rate	30%	10	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

	AST Managed Fixed-Income Portfolio
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.07	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.05)	(.01)
Net realized and unrealized gain (loss) on investments	(.11)	.08

Total from investment operations	(.16)	.07

Net Asset Value, end of period	$9.91	$10.07

Total Return(a)	(1.59)%	.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18.1	$5.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.49%	.44	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.82%	5.60	%(e)
Net investment loss	(.49)%	(.44	)%(e)
Portfolio turnover rate	52%	60	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Morgan Stanley Multi-Asset Portfolio
	July 13, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.03)
Net realized and unrealized loss on investments	(.51)

Total from investment operations	(.54)

Net Asset Value, end of period	$9.46

Total Return(a)	(5.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42	%(e)
Expenses Before Waivers and/or Expense Reimbursement	3.75	%(e)
Net investment loss	(.72	)%(e)
Portfolio turnover rate	170	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Neuberger Berman Long/Short Portfolio
	July 13, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.03)
Net realized and unrealized loss on investments	(.40)

Total from investment operations	(.43)

Net Asset Value, end of period	$9.57

Total Return(a)	(4.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.65	%(e)(f)
Expenses Before Waivers and/or Expense Reimbursement	3.10	%(e)(f)
Net investment loss	(.63	)%(e)
Portfolio turnover rate	66	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.23% for the period ending December 31, 2015.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Prudential Flexible Multi-Strategy Portfolio
	Year Ended December 31, 2015(c)	April 28, 2014(d) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.59	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.06)	(.01)
Net realized and unrealized gain on investments	.06	.60

Total from investment operations	—	.59

Net Asset Value, end of period	$10.59	$10.59

Total Return(a)	.00%	5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$44.1	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79%	.50	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.80%	3.87	%(e)
Net investment loss	(.51)%	(.10	)%(e)
Portfolio turnover rate	49%	23	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Commencement of operations.

(e)	Annualized.

(f)	Not annualized.

	AST QMA International Core Equity Portfolio
	January 5, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.23
Net realized and unrealized loss on investments	(.04)

Total from investment operations	.19

Net Asset Value, end of period	$10.19

Total Return(a)	1.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$825.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.04	%(e)
Net investment income	2.17	%(e)
Portfolio turnover rate	105	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST T. Rowe Price Diversified Real Growth Portfolio
	Year Ended December 31, 2015	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance(d):
Net Asset Value, beginning of period	$10.40	$10.00

Income (Loss) From Investment Operations:
Net investment income	.13	.09
Net realized and unrealized gain (loss) on investments	(.15)	.31

Total from investment operations	(.02)	.40

Net Asset Value, end of period	$10.38	$10.40

Total Return(a)	(.19)%	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31.9	$14.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	3.26%	7.00	%(e)
Net investment income	1.19%	1.21	%(e)
Portfolio turnover rate	49%	20	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Wellington Management Global Bond Portfolio
	July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.04
Net realized and unrealized gain on investments	.09

Total from investment operations	.13

Net Asset Value, end of period	$10.13

Total Return(a)	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$946.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.93	%(e)
Net investment income	.86	%(e)
Portfolio turnover rate	16	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Wellington Management Real Total Return Portfolio
	July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.01
Net realized and unrealized loss on investments	(.59)

Total from investment operations	(.58)

Net Asset Value, end of period	$9.42

Total Return(a)	(5.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.97	%(e)
Net investment income	.31	%(e)
Portfolio turnover rate	58	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST AB Global Bond Portfolio (commenced operations July 13, 2015), AST BlackRock Multi-Asset Income Portfolio (commenced operations April 28, 2014), AST Columbia Adaptive Risk Allocation Portfolio (commenced operations July 13, 2015), AST Emerging Managers Diversified Portfolio (commenced operations July 13, 2015), AST FQ Absolute Return Currency Portfolio (commenced operations April 28, 2014), AST Franklin Templeton K2 Global Absolute Return Portfolio (commenced operations April 28, 2014), AST Goldman Sachs Global Growth Allocation Portfolio (commenced operations April 28, 2014), AST Goldman Sachs Global Income Portfolio (commenced operations July 13, 2015), AST Goldman Sachs Strategic Income Portfolio (commenced operations April 28, 2014), AST Ivy Asset Strategy Portfolio (commenced operations July 13, 2015), AST Jennison Global Infrastructure Portfolio (commenced operations April 28, 2014), AST Managed Alternatives Portfolio (commenced operations July 13, 2015), AST Managed Equity Portfolio (commenced operations April 28, 2014), AST Managed Fixed-Income Portfolio (commenced operations April 28, 2014), AST Morgan Stanley Multi-Asset Portfolio (commenced operations July 13, 2015), AST Neuberger Berman Long/Short Portfolio (commenced operations July 13, 2015), AST Prudential Flexible Multi-Strategy Portfolio (commenced operations April 28, 2014), AST QMA International Core Equity Portfolio (commenced operations January 5, 2015), AST T. Rowe Price Diversified Real Growth Portfolio (commenced operations April 28, 2014), AST Wellington Management Global Bond Portfolio (commenced operations July 13, 2015), and AST Wellington Management Real Total Return Portfolio (commenced operations July 13, 2015) (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the two-year period since commencement of operations. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers or transfer agents were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under”Interested Trustee,” above.

E3

Board Approval of Sub-Subadvisory Agreement: Prudential Flexible Multi-Strategy Portfolio-unaudited

Initial Approval of the Portfolio’s Sub-Subadvisory Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (the Trust) considered a proposed sub-subadvisory agreement (the Sub-Subadvisory Agreement) with Pramerica Investment Management Limited (PIML) (PIML is now known as PGIM Limited)), an affiliate of Prudential Investment Management, Inc. (PIM) (PIM is now known as PGIM, Inc. (PGIM)), with respect to the AST Prudential Flexible Multi-Strategy Portfolio, (the Portfolio). The Board, including a majority of the Trust’s trustees who are not parties to the Sub-Subadvisory Agreement or interested persons of any such party (the Independent Trustees), met on September 29-30, 2015 (the Board Meeting) and approved the Sub-Subadvisory Agreement for an initial two year period, after concluding that approval of the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Sub-Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by PIML; the fees paid by the Portfolio to Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Manager), by the Manager to PIM under the subadvisory agreement, and the fee arrangement between PIM and PIML; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to PIML. In connection with its deliberations, the Board considered information provided by the Manager and PIML at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements among the Manager, PIM and PIML, which will serves as the Portfolio’s sub-subadviser pursuant to the terms of the Sub-Subadvisory Agreement, are appropriate in light of the services to be performed and the fee arrangement under the Sub-Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Sub-Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIM, the Portfolio’s existing subadviser, and those that would be provided by PIML under the Sub-Subadvisory Agreement, noting that the Sub-Subadvisory Agreement required PIML to assist PIM in day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of PIML. The Board considered that PIML has previously provided recommendations to PIM and that the Sub-Subadvisory Agreement permits PIML to trade securities for the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIML. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to PIML.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIML, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by PIML.

Performance

The Board noted that PIML would serve as sub-subadviser to the Portfolio and trade certain securities in certain foreign markets. The Board considered that PIML previously provided recommendations to PIM and that the Manager recommended the Sub-Subadvisory Agreement to increase PIML’s authority to trade securities.

Fee Rates

The Board considered the fee rates payable by the Manager to PIM under the subadvisory agreement for the Portfolio, and the proposed fee arrangement between PIM and PIML under the Sub-Subadvisory Agreement. The Board noted that PIM would be responsible to pay fees to PIML and that there would be no increase in the fees and expenses of the Portfolio or change in the fees paid by the Manager to PIM.

Profitability

Because the engagement of PIML is new, there is no historical profitability information with respect to the proposed sub-subadvisory arrangement. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

Because PIM will be responsible to pay fees to PIML and because there will be no increase in the fees and expenses of the Portfolio or change in the fees paid by the Manager to PIM, the Board did not consider this factor. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to PIML or its Affiliates

The Board considered potential “fall out” or ancillary benefits anticipated to be received by PIML and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by PIML included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Conclusion

After full consideration of these factors, the Board concluded that approving the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

Board Approval of Management & Subadvisory Agreements: AST AB Global Bond Portfolio-unaudited

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with AllianceBernstein L.P. (AllianceBernstein), with respect to the AST AB Global Bond Portfolio (the AB Portfolio) prior to the AB Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on January 28, 2015 (the January Meeting) and March 18-19, 2015 (the March Meeting, and together with the January Meeting, the Board Meetings) and at the March Meeting approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the AB Portfolio.

In advance of the Board Meetings, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the AB Portfolio by the Manager and AllianceBernstein; comparable performance information; the fees proposed to be paid by the AB Portfolio to the Manager and by the Manager to AllianceBernstein under the Advisory Agreements; the potential for economies of scale that may be shared with the AB Portfolio and its shareholders; and other benefits to the Manager and AllianceBernstein. In connection with its deliberations, the Board considered information provided by the Manager and AllianceBernstein at or in advance of the Board Meetings. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the AB Portfolio.

The Board determined that the overall arrangements between the AB Portfolio and the Manager, which will serve as the AB Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and AllianceBernstein, which will serve as the AB Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of AST at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other AST portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the AB Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to AllianceBernstein, the Board received and considered information regarding the nature and extent of services that would be provided to the AB Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for AllianceBernstein. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to AllianceBernstein. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding AllianceBernstein.

The Board concluded that with respect to AllianceBernstein, based on the nature of the proposed services to be rendered and the background information that it reviewed about AllianceBernstein, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the AB Portfolio by AllianceBernstein.

Performance

Because the AB Portfolio had not yet commenced operations, no investment performance information for the AB Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by AllianceBernstein with similar investment strategies as the investment strategy proposed for the AB Portfolio. The Board concluded that it was satisfied with the performance records of AllianceBernstein.

While there was no historical performance information of the AB Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the AB Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the AB Portfolio were reasonable.

Profitability

Because the AB Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the AB Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the AB Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the AB Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the AB Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and AllianceBernstein

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, AllianceBernstein and their affiliates in connection with the AB Portfolio. The Board concluded that any potential benefits to be derived by the Manager and AllianceBernstein were similar to benefits derived by the Manager and AllianceBernstein in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by AllianceBernstein were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by AllianceBernstein included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the AB Portfolio.

Board Approval of Management & Subadvisory Agreements: AST Columbia Adaptive Risk Allocation Portfolio-unaudited

Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Columbia Management Investment Advisers, LLC (Columbia), with respect to the AST Columbia Adaptive Risk Allocation Portfolio (the Columbia Portfolio) prior to the Columbia Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on March 18-19, 2015 (the Board Meeting) and approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Columbia Portfolio.

In advance of the Board Meeting, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Columbia Portfolio by the Manager and Columbia; comparable performance information; the fees proposed to be paid by the Columbia Portfolio to the Manager and by the Manager to Columbia under the Advisory Agreements; the potential for economies of scale that may be shared with the Columbia Portfolio and its shareholders; and other benefits to the Manager and Columbia. In connection with its deliberations, the Board considered information provided by the Manager and Columbia at or in advance of the Board Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Columbia Portfolio.

The Board determined that the overall arrangements between the Columbia Portfolio and the Manager, which will serve as the Columbia Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and Columbia, which will serve as the Columbia Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of AST at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Columbia Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to Columbia, the Board received and considered information regarding the nature and extent of services that would be provided to the Columbia Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for Columbia. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Columbia. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding Columbia.

The Board concluded that with respect to Columbia, based on the nature of the proposed services to be rendered and the background information that it reviewed about Columbia, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Columbia Portfolio by Columbia.

Performance

Because the Columbia Portfolio had not yet commenced operations, no investment performance information for the Columbia Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of another account managed by Columbia with a similar investment strategy as the investment strategy proposed for the Columbia Portfolio. The Board also received back-tested hypothetical performance information for the investment strategy proposed for the Columbia Portfolio. The Board concluded that it was satisfied with the performance records of Columbia.

While there was no historical performance information of the Columbia Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the Columbia Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Columbia Portfolio were reasonable.

Profitability

Because the Columbia Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Columbia Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the Columbia Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the Columbia Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Columbia Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and Columbia

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, Columbia and their affiliates in connection with the Columbia Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Columbia were similar to benefits derived by the Manager and Columbia in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Columbia were consistent with those generally derived by other subadvisers to other portfolios of the Trust, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Columbia included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Columbia Portfolio.

Board Approval of Management & Subadvisory Agreements: AST Emerging Managers Diversified Portfolio-unaudited

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered: (1) a proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) with respect to the AST Emerging Managers Diversified Portfolio (the Emerging Managers Portfolio); (2) a proposed subadvisory agreement with Dana Investment Advisors, Inc. (Dana) with respect to the Emerging Managers Portfolio (the Dana Subadvisory Agreement); and (3) a proposed subadvisory agreement with Longfellow Investment Management Co. (Longfellow and, together with Dana, the Emerging Manager Subadvisers) with respect to the Emerging Managers Portfolio (the Longfellow Subadvisory Agreement, and together with the Dana Subadvisory Agreement, the Subadvisory Agreements). The Management Agreement and the Subadvisory Agreements are collectively referred to herein as the Advisory Agreements.

The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on March 18-19, 2015 (the Board Meeting) and approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Emerging Managers Portfolio.

In advance of the Board Meeting, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Emerging Managers Portfolio by the Manager and each Emerging Managers Subadviser; comparable performance information; the fees proposed to be paid by the Emerging Managers Portfolio to the Manager and by the Manager to each of the Emerging Manager Subadvisers under the Advisory Agreements; the potential for economies of scale that may be shared with the Emerging Managers Portfolio and its shareholders; and other benefits to the Manager and to each of the Emerging Manager Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and each of the Emerging Manager Subadvisers at or in advance of the Board Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Emerging Managers Portfolio.

The Board determined that the overall arrangements between the Emerging Managers Portfolio and the Manager, which will serve as the Emerging Managers Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and each of the Emerging Manager Subadvisers, which will serve as the Emerging Managers Portfolio’s subadvisers pursuant to the terms of the Subadvisory Agreements, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Emerging Managers Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to each of the Emerging Manager Subadvisers, the Board received and considered information regarding the nature and extent of services that would be provided to the Emerging Managers Portfolio under the Subadvisory Agreements. The Board considered, among other things, the background and experience of the portfolio managers of each of the Emerging Manager Subadvisers. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to each of the Emerging Manager Subadvisers. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding each of the Emerging Manager Subadvisers. The Board also noted that each of the Emerging Manager Subadvisers provides subadvisory services to other Trust portfolios.

The Board concluded that with respect to each of the Emerging Manager Subadvisers, based on the nature of the proposed services to be rendered, the background information that it reviewed about each of the Emerging Manager Subadvisers, and its experience with each of the Emerging Manager Subadvisers with respect to other Trust portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Emerging Managers Portfolio by each of the Emerging Manager Subadvisers.

Performance

Because the Emerging Managers Portfolio had not yet commenced operations, no investment performance information for the Emerging Managers Portfolio existed for Board review. The Board, however, received and considered composite performance information from each of the Emerging Manager Subadvisers based on the particular investment strategy to be used by the relevant Emerging Manager Subadviser with respect to its portion of the Emerging Managers Portfolio. The Board noted that neither the Manager nor either of the Emerging Manager Subadvisers manages or subadvises an investment vehicle that uses all of the asset classes or investment strategies that will be used by the Emerging Managers Portfolio, and therefore, there is no directly comparable historical investment performance for the Board to review with respect to the Emerging Managers Portfolio as a whole. The Board concluded that it was satisfied with the performance records of each of the Emerging Manager Subadvisers.

While there was no historical performance information of the Emerging Managers Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the Emerging Managers Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Emerging Managers Portfolio were reasonable.

Profitability

Because the Emerging Managers Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Emerging Managers Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the Emerging Managers Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the Emerging Managers Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Emerging Managers Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and the Emerging Manager Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and its affiliates, and each of the Emerging Manager Subadvisers and their affiliates, in connection with the Emerging Managers Portfolio. The Board concluded that any potential benefits to be derived by the Manager and each of the Emerging Manager Subadvisers were similar to benefits derived by the Manager and each of the Emerging Manager Subadvisers in connection with their management of the other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Emerging Manager Subadvisers were consistent with those generally derived by other subadvisers to other portfolios of the Trust, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other AST portfolios for which Dana or Longfellow provides subadvisory services at the June Meeting. The Board concluded that any potential benefits to be derived by each of the Emerging Manager Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Emerging Managers Portfolio.

Board Approval of Management & Subadvisory Agreements: AST Goldman Sachs Global Income Portfolio-unaudited

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Goldman Sachs Asset Management International (Goldman Sachs) with respect to the AST Goldman Sachs Global Income Portfolio (the Goldman Sachs Portfolio) prior to the Goldman Sachs Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on January 28, 2015 (the January Meeting) and March 18-19, 2015 (the March Meeting, and together with the January Meeting, the Board Meetings) and at the March Meeting approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Goldman Sachs Portfolio.

In advance of the Board Meetings, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Goldman Sachs Portfolio by the Manager and Goldman Sachs; comparable performance information; the fees proposed to be paid by the Goldman Sachs Portfolio to the Manager and by the Manager to Goldman Sachs under the Advisory Agreements; the potential for economies of scale that may be shared with the Goldman Sachs Portfolio and its shareholders; and other benefits to the Manager and Goldman Sachs. In connection with its deliberations, the Board considered information provided by the Manager and Goldman Sachs at or in advance of the Board Meetings. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Goldman Sachs Portfolio.

The Board determined that the overall arrangements between the Goldman Sachs Portfolio and the Manager, which will serve as the Goldman Sachs Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and Goldman Sachs, which will serve as the Goldman Sachs Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of AST at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Goldman Sachs Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to Goldman Sachs, the Board received and considered information regarding the nature and extent of services that would be provided to the Goldman Sachs Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for Goldman Sachs. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Goldman Sachs. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding Goldman Sachs. The Board also noted that Goldman Sachs provides subadvisory services to other Trust portfolios.

The Board concluded that with respect to Goldman Sachs, based on the nature of the proposed services to be rendered, the background information that it reviewed about Goldman Sachs, and its experience with Goldman Sachs with respect to other Trust portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Goldman Sachs Portfolio by Goldman Sachs.

Performance

Because the Goldman Sachs Portfolio had not yet commenced operations, no investment performance information for the Goldman Sachs Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by Goldman Sachs with similar investment strategies as the investment strategy proposed for the Goldman Sachs Portfolio. The Board concluded that it was satisfied with the performance records of Goldman Sachs.

While there was no historical performance information of the Goldman Sachs Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the Goldman Sachs Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Goldman Sachs Portfolio were reasonable.

Profitability

Because the Goldman Sachs Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Goldman Sachs Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the Goldman Sachs Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the Goldman Sachs Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Goldman Sachs Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and Goldman Sachs

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, Goldman Sachs and their affiliates in connection with the Goldman Sachs Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Goldman Sachs were similar to benefits derived by the Manager and Goldman Sachs in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Goldman Sachs were consistent with those generally derived by other subadvisers to other portfolios of the Trust, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other Trust portfolios for which Goldman Sachs provides subadvisory services at the June Meeting. The Board concluded that any potential benefits to be derived by Goldman Sachs included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Goldman Sachs Portfolio.

Board Approval of Management & Subadvisory Agreements : AST Ivy Asset Strategy Portfolio-unaudited

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Ivy Investment Management Company (Ivy), with respect to the AST Ivy Asset Strategy Portfolio (the Ivy Portfolio) prior to the Ivy Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on March 18-19, 2015 (the Board Meeting) and approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Ivy Portfolio.

In advance of the Board Meeting, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Ivy Portfolio by the Manager and Ivy; comparable performance information; the fees proposed to be paid by the Ivy Portfolio to the Manager and by the Manager to Ivy under the Advisory Agreements; the potential for economies of scale that may be shared with the Ivy Portfolio and its shareholders; and other benefits to the Manager and Ivy. In connection with its deliberations, the Board considered information provided by the Manager and Ivy at or in advance of the Board Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Ivy Portfolio.

The Board determined that the overall arrangements between the Ivy Portfolio and the Manager, which will serve as the Ivy Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and Ivy, which will serve as the Ivy Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Ivy Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to Ivy, the Board received and considered information regarding the nature and extent of services that would be provided to the Ivy Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for Ivy. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Ivy. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding Ivy.

The Board concluded that with respect to Ivy, based on the nature of the proposed services to be rendered and the background information that it reviewed about Ivy, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Ivy Portfolio by Ivy.

Performance

Because the Ivy Portfolio had not yet commenced operations, no investment performance information for the Ivy Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by Ivy with similar investment strategies as the investment strategy proposed for the Ivy Portfolio. The Board concluded that it was satisfied with the performance records of Ivy.

While there was no historical performance information of the Ivy Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the Ivy Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Ivy Portfolio were reasonable.

Profitability

Because the Ivy Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Ivy Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the Ivy Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the Ivy Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Ivy Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and Ivy

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, Ivy and their affiliates in connection with the Ivy Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Ivy were similar to benefits derived by the Manager and Ivy in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Ivy were consistent with those generally derived by other subadvisers to other portfolios of the Trust, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Ivy included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Ivy Portfolio.

Board Approval of Management & Subadvisory Agreements: AST Managed Alternatives Portfolio-unaudited

Initial Approval of the Portfolio’s Management Agreement

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) with respect to the AST Managed Alternatives Portfolio (the Managed Alternatives Portfolio) prior to the Managed Alternatives Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreement or interested persons of any such party (the Independent Trustees), met on March 18-19, 2015 (the Board Meeting) and approved the Management Agreement for an initial two year period, after concluding that approval of the Management Agreement was in the best interest of the Managed Alternatives Portfolio.

In advance of the Board Meeting, the Board requested and received materials relating to the Management Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Management Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Managed Alternatives Portfolio by the Manager; relevant performance information; the fees proposed to be paid by the Managed Alternatives Portfolio to the Manager under the Management Agreement; the potential for economies of scale that may be shared with the Managed Alternatives Portfolio and its shareholders; and other benefits to the Manager. In connection with its deliberations, the Board considered information provided by the Manager at or in advance of the Board Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Management Agreement with respect to the Managed Alternatives Portfolio.

The Board determined that the overall arrangement between the Managed Alternatives Portfolio and the Manager, which will serve as the Managed Alternatives Portfolio’s investment manager pursuant to the Management Agreement, is appropriate in light of the services to be performed and the fees to be charged under the Management Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Management Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Managed Alternatives Portfolio would be similar in nature to those provided under the existing management agreement.

Performance

Because the Managed Alternatives Portfolio had not yet commenced operations, no investment performance information for the Managed Alternatives Portfolio existed for Board review. Additionally, the Board noted that the other portfolios of the Trust into which the Managed Alternatives Portfolio will invest (the Underlying Portfolios) also had not yet commenced operations.

While there was no historical performance information of the Managed Alternatives Portfolio or the Underlying Portfolios for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, fee waivers and limitations, and estimated overall expense ratio for the Managed Alternatives Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee and estimated overall expense ratio for the Managed Alternatives Portfolio were reasonable.

Profitability

Because the Managed Alternatives Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Managed Alternatives Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the Managed Alternatives Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Managed Alternatives Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and its affiliates in connection with the Managed Alternatives Portfolio. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Trust portfolios, which are reviewed on an annual basis. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Management Agreement was in the best interest of the Managed Alternatives Portfolio.

Board Approval of Management & Subadvisory Agreements: AST Morgan Stanley Multi-Asset Portfolio-unaudited

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Morgan Stanley Investment Management, Inc. (Morgan Stanley), with respect to the AST Morgan Stanley Multi-Asset Portfolio (the Morgan Stanley Portfolio) prior to the Morgan Stanley Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on March 18-19, 2015 (the Board Meeting) and approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Morgan Stanley Portfolio.

In advance of the Board Meeting, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Morgan Stanley Portfolio by the Manager and Morgan Stanley; comparable performance information; the fees proposed to be paid by the Morgan Stanley Portfolio to the Manager and by the Manager to Morgan Stanley under the Advisory Agreements; the potential for economies of scale that may be shared with the Morgan Stanley Portfolio and its shareholders; and other benefits to the Manager and Morgan Stanley. In connection with its deliberations, the Board considered information provided by the Manager and Morgan Stanley at or in advance of the Board Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Morgan Stanley Portfolio.

The Board determined that the overall arrangements between the Morgan Stanley Portfolio and the Manager, which will serve as the Morgan Stanley Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and Morgan Stanley, which will serve as the Morgan Stanley Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Morgan Stanley Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to Morgan Stanley, the Board received and considered information regarding the nature and extent of services that would be provided to the Morgan Stanley Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for Morgan Stanley. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Morgan Stanley. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding Morgan Stanley.

The Board concluded that with respect to Morgan Stanley, based on the nature of the proposed services to be rendered and the background information that it reviewed about Morgan Stanley, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Morgan Stanley Portfolio by Morgan Stanley.

Performance

Because the Morgan Stanley Portfolio had not yet commenced operations, no investment performance information for the Morgan Stanley Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by Morgan Stanley with similar investment strategies as the investment strategy proposed for the Morgan Stanley Portfolio. The Board concluded that it was satisfied with the performance records of Morgan Stanley.

While there was no historical performance information of the Morgan Stanley Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the Morgan Stanley Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Morgan Stanley Portfolio were reasonable.

Profitability

Because the Morgan Stanley Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Morgan Stanley Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the Morgan Stanley Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the Morgan Stanley Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Morgan Stanley Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and Morgan Stanley

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, Morgan Stanley and their affiliates in connection with the Morgan Stanley Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Morgan Stanley were similar to benefits derived by the Manager and Morgan Stanley in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Morgan Stanley were consistent with those generally derived by other subadvisers to other portfolios of the Trust, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Morgan Stanley included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Morgan Stanley Portfolio.

Board Approval of Management & Subadvisory Agreements: AST Neuberger Berman Long/Short Portfolio-unaudited

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Neuberger Berman Management LLC (Neuberger Berman), with respect to the AST Neuberger Berman Long/Short Portfolio (the Neuberger Berman Portfolio) prior to the Neuberger Berman Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on March 18-19, 2015 (the Board Meeting) and approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Neuberger Berman Portfolio.

In advance of the Board Meeting, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Neuberger Berman Portfolio by the Manager and Neuberger Berman; comparable performance information; the fees proposed to be paid by the Neuberger Berman Portfolio to the Manager and by the Manager to Neuberger Berman under the Advisory Agreements; the potential for economies of scale that may be shared with the Neuberger Berman Portfolio and its shareholders; and other benefits to the Manager and Neuberger Berman. In connection with its deliberations, the Board considered information provided by the Manager and Neuberger Berman at or in advance of the Board Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Neuberger Berman Portfolio.

The Board determined that the overall arrangements between the Neuberger Berman Portfolio and the Manager, which will serve as the Neuberger Berman Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and Neuberger Berman, which will serve as the Neuberger Berman Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Neuberger Berman Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to Neuberger Berman, the Board received and considered information regarding the nature and extent of services that would be provided to the Neuberger Berman Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for Neuberger Berman. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Neuberger Berman. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding Neuberger Berman. The Board also noted that Neuberger Berman provides subadvisory services to other Trust portfolios.

The Board concluded that with respect to Neuberger Berman, based on the nature of the proposed services to be rendered, the background information that it reviewed about Neuberger Berman, and its experience with Neuberger Berman with respect to other Trust portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Neuberger Berman Portfolio by Neuberger Berman.

Performance

Because the Neuberger Berman Portfolio had not yet commenced operations, no investment performance information for the Neuberger Berman Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by Neuberger Berman with similar investment strategies as the investment strategy proposed for the Neuberger Berman Portfolio. The Board concluded that it was satisfied with the performance records of Neuberger Berman.

While there was no historical performance information of the Neuberger Berman Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the Neuberger Berman Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Neuberger Berman Portfolio were reasonable.

Profitability

Because the Neuberger Berman Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Neuberger Berman Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the Neuberger Berman Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the Neuberger Berman Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Neuberger Berman Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and Neuberger Berman

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, Neuberger Berman and their affiliates in connection with the Neuberger Berman Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Neuberger Berman were similar to benefits derived by the Manager and Neuberger Berman in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Neuberger Berman were consistent with those generally derived by other subadvisers to other portfolios of the Trust, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other Trust portfolios for which Neuberger Berman provides subadvisory services at the June Meeting. The Board concluded that any potential benefits to be derived by Neuberger Berman included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Neuberger Berman Portfolio.

Board Approval of Management & Subadvisory Agreements: AST Wellington Management Global Bond Portfolio

-unaudited

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Wellington Management Company LLP (Wellington) with respect to the AST Wellington Management Global Bond Portfolio (the Wellington Global Bond Portfolio) prior to the Wellington Global Bond Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on January 28, 2015 (the January Meeting) and March 18-19, 2015 (the March Meeting, and together with the January Meeting, the Board Meetings) and at the March Meeting approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Wellington Global Bond Portfolio.

In advance of the Board Meetings, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Wellington Global Bond Portfolio by the Manager and Wellington; comparable performance information; the fees proposed to be paid by the Wellington Global Bond Portfolio to the Manager and by the Manager to Wellington under the Advisory Agreements; the potential for economies of scale that may be shared with the Wellington Global Bond Portfolio and its shareholders; and other benefits to the Manager and Wellington. In connection with its deliberations, the Board considered information provided by the Manager and Wellington at or in advance of the Board Meetings. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Wellington Global Bond Portfolio.

The Board determined that the overall arrangements between the Wellington Global Bond Portfolio and the Manager, which will serve as the Wellington Global Bond Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and Wellington, which will serve as the Wellington Global Bond Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Wellington Global Bond Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to Wellington, the Board received and considered information regarding the nature and extent of services that would be provided to the Wellington Global Bond Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for Wellington. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Wellington. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding Wellington. The Board also noted that Wellington provides subadvisory services to other Trust portfolios.

The Board concluded that with respect to Wellington, based on the nature of the proposed services to be rendered, the background information that it reviewed about Wellington, and its experience with Wellington with respect to other Trust portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Wellington Global Bond Portfolio by Wellington.

Performance

Because the Wellington Global Bond Portfolio had not yet commenced operations, no investment performance information for the Wellington Global Bond Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by Wellington with similar investment strategies as the investment strategy proposed for the Wellington Global Bond Portfolio. The Board concluded that it was satisfied with the performance records of Wellington.

While there was no historical performance information of the Wellington Global Bond Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the Wellington Global Bond Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Wellington Global Bond Portfolio were reasonable.

Profitability

Because the Wellington Global Bond Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Wellington Global Bond Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the Wellington Global Bond Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the Wellington Global Bond Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Wellington Global Bond Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and Wellington

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, Wellington and their affiliates in connection with the Wellington Global Bond Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Wellington were similar to benefits derived by the Manager and Wellington in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Wellington were consistent with those generally derived by other subadvisers to other portfolios of the Trust, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other Trust portfolios for which Wellington provides subadvisory services at the June Meeting. The Board concluded that any potential benefits to be derived by Wellington included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Wellington Global Bond Portfolio.

Board Approval of Management & Subadvisory Agreements: AST Wellington Management Real Total Return Portfolio -unaudited

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board of the Trust considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Wellington Management Company, LLP (Wellington), with respect to the AST Wellington Management Real Total Return Portfolio (the Wellington Total Return Portfolio) prior to the Wellington Total Return Portfolio’s commencement of operations. The Board, including a majority of the Trust’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on March 18-19, 2015 (the Board Meeting) and approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Wellington Total Return Portfolio.

In advance of the Board Meeting, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Wellington Total Return Portfolio by the Manager and Wellington; comparable performance information; the fees proposed to be paid by the Wellington Total Return Portfolio to the Manager and by the Manager to Wellington under the Advisory Agreements; the potential for economies of scale that may be shared with the Wellington Total Return Portfolio and its shareholders; and other benefits to the Manager and Wellington. In connection with its deliberations, the Board considered information provided by the Manager and Wellington at or in advance of the Board Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Wellington Total Return Portfolio.

The Board determined that the overall arrangements between the Wellington Total Return Portfolio and the Manager, which will serve as the Wellington Total Return Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and Wellington, which will serve as the Wellington Total Return Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the Board meeting held on June 18-19, 2014 (the June Meeting), and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other Trust portfolios. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the amended Management Agreement covering the Wellington Total Return Portfolio would be similar in nature to those provided under the existing Management Agreement.

With respect to Wellington, the Board received and considered information regarding the nature and extent of services that would be provided to the Wellington Total Return Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for Wellington. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Wellington. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding Wellington. The Board also noted that Wellington provides subadvisory services to other AST portfolios.

The Board concluded that with respect to Wellington, based on the nature of the proposed services to be rendered, the background information that it reviewed about Wellington, and its experience with Wellington with respect to other Trust portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Wellington Total Return Portfolio by Wellington.

Performance

Because the Wellington Total Return Portfolio had not yet commenced operations, no investment performance information for the Wellington Total Return Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by Wellington with similar investment strategies as the investment strategy proposed for the Wellington Total Return Portfolio. The Board concluded that it was satisfied with the performance records of Wellington.

While there was no historical performance information of the Wellington Total Return Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees, fee waivers and limitations, and estimated overall expense ratio for the Wellington Total Return Portfolio. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Wellington Total Return Portfolio were reasonable.

Profitability

Because the Wellington Total Return Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Wellington Total Return Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the management fee schedule for the Wellington Total Return Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. However, because the Wellington Total Return Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Wellington Total Return Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and Wellington

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, Wellington and their affiliates in connection with the Wellington Total Return Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Wellington were similar to benefits derived by the Manager and Wellington in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Wellington were consistent with those generally derived by other subadvisers to other portfolios of the Trust, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other Trust portfolios for which Wellington provides subadvisory services at the June Meeting. The Board concluded that any potential benefits to be derived by Wellington included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Wellington Total Return Portfolio.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0270083-00002-00    AST-AR-G

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2015 and December 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $3,814,200 and $3,585,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(c) Tax Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(d) All Other Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

     (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 26, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 26, 2016